UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-08894

JNL Series Trust

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Daniel W. Koors

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

CHOOSE THE INBOX. NOT THE MAILBOX. Less waste. More convenience. Your choice. Three easy ways to go paperless: 1. Mail this postage-paid card 2. Call 1-866-349-4564 3. Visit jackson.com I consent to receive by electronic delivery: ALL DOCUMENTS Periodic and immediate confirmation statements Annual and semi-annual reports Annual statements (Variable Products and Fixed Index Annuities only)(Variable Products only) (Fixed, Fixed Index and Target Select Annuities only)Other contract-related correspondence Prospectuses and prospectus supplements (Variable Products only) This consent will continue until revoked and will cover delivery to you in the form of an e-mail or by notice to you of a document’s availability on Jackson National Life Insurance Company®‘s (also referred to as Jackson®) website. For jointly owned contracts, all Joint Owners are consenting to electronic delivery and use of the single e-mail address below. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your e-mail address, revoke your consent to electronic delivery, or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson’s website (www.jackson.com) is required for electronic delivery of contract-related correspondence Please write legibly. Fold Here Signature: Date: Signature: Date: E-mail address:I (We) will notify Jackson of any change to this e-mail address. Name: Address: City: State: ZIP: Policy Number Owner’s State of Residence Phone Number – – The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with Internet access, an active e-mail account and Adobe Acrobat Reader. If you don’t already have Adobe Acrobat Reader, you can download it free from www.adobe.com. There is no charge for electronic delivery of electronic communications, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic communications from Jackson. Please make certain you have given Jackson a current e-mail address. Also let Jackson know if that e-mail address changes. We may need to notify you of a document’s availability through e-mail. You may request paper copies, whether or not you consent or revoke your consent to electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any communications in paper form. Tape Here VADV7339 01/19 ANNUAL REPORT December 31, 2018 JNL® Series Trust • Master Feeder Funds and Funds of Funds Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Jackson. Instead, the reports will be made available on Jackson’s website (www.jackson.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Jackson electronically by doing one of the following: • Mailing in the postage-paid card on the cover of this report; • Calling 1-866-349-4564; or • Signing up on www.jackson.com Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can inform Jackson that you wish to continue receiving paper copies of your shareholder reports by contacting the appropriate Jackson Service Center. Your election to receive reports in paper will apply to all Funds held in each variable contract you purchased from Jackson. Please note that if you own more than one variable contract with Jackson, your delivery preferences must be set up for each variable contract separately. Issued by Jackson National Life Insurance Company 1 Corporate Way, Lansing, MI 48951

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES BUSINESS REPLY MAIL FIR TS -CLA SS M IA L PERMIT NO. 600 L NA IS NG MI POSTAGE WILL BE PAID BY ADDRESSEE JACKSON PO BOX 24068 LANSING MI48909-4068 Fold Here This report is for the general information of qualified plan participants, as well as contract/policy owners of the Perspective SM, Perspective II®, Perspective Advisors SM, Perspective Advisory, Perspective Advisors IISM, Perspective Advisory IISM, Perspective L Series, Perspective Rewards®, Curiangard SM, Perspective Advantage SM, Perspective Focus®, Fifth Third Perspective, Jackson Private WealthSM, Retirement Latitudes®, Elite Access®, Elite Access Advisory SM, Elite Access Advisory II, Perspective (New York), Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Curiangard (New York), Perspective Advisors (New York), Perspective Focus (New York), Perspective Rewards (New York) and Elite Access (New York). Not all the portfolios are available in all of the products. Jackson is the marketing name for Jackson National Life Insurance Company (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

1 Corporate Way
Lansing, MI 48951

Toll Free: 1-800-873-5654

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

Dear Client:

If you are a current member of a household with multiple variable products, and have not instructed Jackson otherwise, you currently receive only one copy of the following general documents: Prospectus, Annual and Semi-Annual Report, and other documents as permitted under applicable federal laws relating to Jackson’s variable products and their underlying investment options.

We will continue to send one such copy of these general documents unless and until we receive contrary instructions from you. This delivery policy does not apply to account statements, confirmation statements, or other documents reflecting transaction activity, which you will continue to receive individually.

You may choose to receive a separate copy of these general documents at any time by contacting us toll-free at 1-800-873-5654. Once we receive your request, we will start sending you separate copies within 30 days of receipt of your request.

If you would rather receive your prospectus and other documents via e-mail, please register for Jackson’s Green Delivery Program by visiting the www.Jackson.com. Our Go Paperless process is quick and easy for policyholders – just have your policy number available when you register.

Jackson appreciates your cooperation as we do our part to aid the environment by reducing the amount of paper we distribute. While we’re committed to providing you with the information you need in the format you prefer, we are always looking for new ways to operate more efficiently.

Variable Products issued by Jackson National Life Insurance Company® and distributed by Jackson National Life Distributors LLC, member FINRA. 800/873-5654

JNL Series Trust Master Feeder Funds and Funds of Funds

December 31, 2018

President’s Letter	1

JNL Series Trust Master Feeder Funds and Funds of Funds including: JNL/American Funds® Balanced Fund, JNL/American Funds Blue Chip Income and Growth Fund, JNL/American Funds Capital Income Builder Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund, JNL/Vanguard Capital Growth Fund, JNL/Vanguard Equity Income Fund, JNL/Vanguard International Fund, JNL/Vanguard Small Company Growth Fund, JNL Institutional Alt 25 Fund, JNL Institutional Alt 50 Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, JNL Aggressive Growth Allocation Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund, JNL/S&P 4 Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/Vanguard US Stock Market Index Fund, JNL/Vanguard International Stock Market Index Fund, JNL/Vanguard Global Bond Market Index Fund

JNL Series Trust Supplements to Prospectus

Variable Products issued by Jackson National Life Insurance Company® and distributed by Jackson National Life Distributors LLC, member FINRA. 800/873-5654

JNL Series Trust Master Feeder Funds and Funds of Funds

December 31, 2018

President’s Letter

Dear Investor,

Enclosed is the annual report for the JNL Series Trust Master Feeder Funds and Funds of Funds for the year ended December 31, 2018, together with Management’s Discussion of Fund Performance for each of the Funds.

Securities markets saw the abrupt return of volatility in 2018 after a placid and profitable 2017. The S&P 500 Index finished down more than -4% as it suffered several sharp and sudden downswings throughout the year, including a nearly 20% drop from its September highs through the last week of December. Small and mid-cap stocks fared worse. Foreign markets diverged from the U.S. by selling off before the summer in suffering the most. International developed equity markets fell double digits, with emerging markets dropping 14.6%. Global fixed income spent most of the year in negative territory before a flight to safety during the fourth quarter fueled by buying government and investment grade bonds that helped the Bloomberg Barclays U.S. Aggregate Bond Index to finish the year virtually flat (up 0.01%). Non-core fixed income segments, especially high yield bonds and emerging market debt, posted notable losses.

The return of volatility was not necessarily unwarranted. The initial bout in February was likely sparked by a steady uptick in long term bond yields that raised concerns of higher borrowing costs for companies and governments, exacerbated by a violent unwinding of low volatility trades that bet on the continuation of a docile market environment. That chain reaction served as a wake up call to investors and quickly passed, but concerns about the impact of higher interest rates on business profitability and stock valuations after a long period of extremely low rates persisted. Debt market turmoil in Italy, Turkey and Argentina, along with slowing economic growth, soured investors on markets overseas mid-year as U.S. equities regained their footing. That, however, only served as a prelude to further concerns about global growth that hit stocks during the fourth quarter as U.S. China trade tensions and continued U.S. Federal Reserve rate hikes added to negative expectations for future earnings.

While not entirely unexpected, the suddenness and magnitude of downward volatility always serves as a jolt to investors. In last year’s letter we noted that the calmness of the market in 2017 (an entire year without a 5% or more correction) was unusual and likely unsustainable. A history of market declines tells us that a 10% drop in equities is a roughly once a year experience, while 20% drops happen about once every three and a half years on average. By the end of 2017, the last broad based 20% drop in large cap U.S. equities had concluded in March 2009—more than eight and half years before the start of 2018! This is not to say that such volatility is predictable, merely to put things in perspective as a reminder that post financial crisis market activity has been unusually moderate on the heels of unprecedentedly easy monetary policy. Moderation may have lulled a new generation of investors into a false sense of confidence, though history has shown that there has yet to be a solution to the cyclicality of markets.

The best that we can do as investors is to build diversified portfolios to withstand downswings such that long term plans remain intact and investment goals are still achievable. Although there were few places to hide in the market that offered positive returns during 2018, studies have shown that investors do better mixing their investment choices among a wide variety of asset classes and strategies instead of trying to guess or time exposure into a select few. As sentiment waned and volatility increased in 2018, market leadership shifted between sectors, styles and asset classes. As mentioned earlier, domestic fixed income was under water for most of the year before recovering in the fourth quarter to become the best absolute performing asset class. Utilities, among the bottom performing areas of the S&P 500 in June, finished the year up 4.1% behind only health care among top performers. Indeed, the dispersion of returns between sectors within the S&P 500 Index ranged from -18.10% (energy) to 6.47% (health care).

At Jackson, we seek to offer investors the building blocks for creating well diversified portfolios, and the freedom to do so however they see fit. We offer a wide array of Funds across asset classes and investment styles that allows investors to build portfolios that suit their individual risk tolerance and goals. We seek best of breed Sub-Advisors that we think represent not only the finest organizations in the industry but also offer unique investment approaches able to persistently meet our expectations. We offer both passive and actively managed options as we recognize the strengths and weaknesses of each approach can complement the other. These many traits all support and benefit from diversification to allow for the creation of a portfolio suited to any kind of investor.

No one knows what markets have in store for investors in 2019. A number of economic and geopolitical risks remain in the forefront, including slowing global growth, trade tensions, Brexit, excessive government and company debt and rising interest rates. No one can predict when and how these forces will act on markets, what other unknown issues may be lurking, or what the long term consequences will be on markets and investors. Against this uncertainty it is best to have a steady asset allocation plan to provide constancy amid a sea of market ambiguity. That, we think, is how successful investors achieve their goals.

Thank you for choosing Jackson for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

JNL Series Trust

1

JNL Series Trust Master Feeder Funds and Funds of Funds Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2018

Domestic Equity		Developed International Equity
S&P 500 Index	-4.38%	MSCI All Country World ex-USA Index (Net)	-9.42%
S&P MidCap 400 Index	-11.08	MSCI EAFE Index (Net)	-13.79
MSCI USA Index	-4.50
MSCI USA Mid Cap Index	-9.37	Emerging Markets
MSCI USA Small Cap Index	-13.35	MSCI Emerging Markets Index (Net)	-14.58%

Fixed Income		Alternative Assets
Bloomberg Barclays Global Aggregate Bond Index	-1.20%	Bloomberg Commodity Index	-11.25%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	FTSE EPRA/NAREIT Developed Index	-4.74
Bloomberg Barclays U.S. Corporate High Yield Bond Index	-9.37
		Alternative Strategy
		Wilshire Liquid Alternative Index	-4.26%

Domestic Equity: Volatility returned to the markets in 2018, after a calm and profitable 2017. All the major broad stock market indices lost ground during a turbulent year that saw a major selloff in stocks to finish the year. Steady gains midyear were bracketed by highly volatile trading during the first and fourth quarters that at times saw huge daily swings in prices that eventually led to losses. Volatility was even more severe among small- and mid-cap stocks, especially during the fourth quarter, resulting in even sharper losses by year end. While the heightened volatility favored value and traditionally defensive sectors of the market at times, growth stocks outperformed across the market cap spectrum overall, driven by information technology and ecommerce names. Still, it was health care and utilities that ultimately finished the year as the top performing sectors. Rising interest rates and a violent unwinding of low volatility trades following a docile 2017 market environment set the tone during the first quarter. The fourth quarter selloff was sparked by increased fears of slowing economic growth amid continued tightening of monetary policy by the U.S. Federal Reserve (“Fed”), which was also unwinding its massive balance sheet built up after the global financial crisis. Volatility is likely to continue in the first half of the year amid U.S. China trade negotiations and potential continued quantitative tightening on the part of the Fed.

Fixed Income: Concerns regarding a slowdown in growth and Fed monetary policy led to a rocky path for bonds. Bonds seemingly entered into a game of seesaw with the stock market in 2018. When bonds sold off to start the year, the resulting increase in interest rates sparked turmoil among stocks. As investors fled back to bonds, lower interest rates fueled a midyear rise in stocks, which ultimately ended in another reverse to end the year. All told, the investment grade U.S. bond market ended the year virtually flat, while global bonds posted modest losses. Government and investment grade bonds seesawed the most, but ultimately benefitted from lower rates by year end. High yield and credit sensitive bonds generally lost ground on valuation concerns, uncertainty about corporate credit ratings amid continued Fed rate hikes and slowing economic growth. Global bonds were hurt by a stronger U.S. Dollar for most of the year, with emerging markets (“EM”) debt hit especially hard by the Dollar and turmoil in select countries.

Developed International Equity: Slowing growth in Europe starting in the second quarter weighed heavily on foreign developed markets in 2018. Stock performance sharply diverged from the U.S. in the beginning of June, driven in part by a blowup in Italian politics that fueled fears of further Euro disruption. Weaker growth in Europe took the bloom off the global synchronized growth story, with U.S. economic strength and higher interest rates making it a more attractive option. Signals from the European Central Bank that it would be ending its quantitative easing program kept a lid on returns during the fourth quarter, though results were more in line with the U.S. Despite more encouraging economic news out of Japan, stocks were down double digits there as well.

Emerging Markets: After a standout 2017, EM bonds and equities were the laggards in their respective asset classes in 2018. EM equities finished the year down more than 14% despite holding up relatively better during the fourth quarter global sell off. A strong U.S. Dollar for most of the year, slowing economic growth in China and Europe and weaker commodity prices all contributed to a midyear downswing that diverged sharply from U.S. performance. EM debt followed equities lower midyear troubled by the stronger Dollar and debt market turmoil in Turkey and Argentina from which it didn’t really recover.

Alternative Assets: It was a mixed year for alternative assets as oil prices first soared then plummeted, throwing the commodities and natural resources categories into turmoil. Both segments posted double digit losses for the year in significantly lagging equities. Global infrastructure related assets also delivered losses, mostly in line with global equities. U.S. real estate was the relative bright spot in the category as it kept pace with U.S. equities, while global real estate investment trusts outperformed the lackluster global equity marketplace.

Alternative Strategies: Alternative investment strategies posted negative returns overall as measured by the Wilshire Liquid Alternative Index in slightly outperforming equities and trailing fixed income. Alternative strategies lagged stocks for most of the year but held up considerably better during the fourth quarter equity selloff. The event driven segment of the Index, which includes merger arbitrage strategies, stood out with positive returns for the year. The global macro and hedged equity segments underperformed the broader Index given their tilt towards equity and international exposure.

2

JNL/American Funds Master Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Balanced Fund

Composition as of December 31, 2018:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2018, JNL/American Funds Balanced Fund outperformed its primary benchmark by posting a return of -4.89% for Class A shares compared to -9.42% for the MSCI All Country World Index (Net). The Fund outperformed its secondary benchmark which posted a return of -6.42% for the 65% MSCI All Country World Index (Net), 35% Bloomberg Barclays Global Aggregate Bond Index.

The Fund seeks high total return (including income and capital gains) consistent with preservation of capital over the long term through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Asset Allocation FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Blue Chip Income and Growth Fund

Composition as of December 31, 2018:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2018, JNL/American Funds Blue Chip Income and Growth Fund underperformed its benchmark by posting a return of -9.00% for Class A shares compared to -4.38% for the S&P 500 Index.

The Fund seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Blue Chip Income and Growth FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Capital Income Builder Fund

Composition as of December 31, 2018:
Global Balanced	100.0%
Total Investments	100.0%

Total Return
Class A‡		Class I†
Since Inception	-5.90%	Since Inception	-5.70%
‡Inception date August 13, 2018
†Inception date August 13, 2018

For the period from August 13, 2018 to December 31, 2018, JNL/American Funds Capital Income Builder Fund outperformed its primary benchmark by posting a return of -5.90% for Class A shares compared to -11.04% for the MSCI All Country World Index (Net). The Fund outperformed its secondary benchmark which posted a return of -7.80% for the 70% MSCI All Country World Index NR USD, 30% Bloomberg Barclays US Aggregate Bond Index.

The Fund seeks both to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years by investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Capital Income Builder FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Global Bond Fund

Composition as of December 31, 2018:
Global Fixed Income	100.0%
Total Investments	100.0%

For the year ended December 31, 2018, JNL/American Funds Global Bond Fund underperformed its benchmark by posting a return of -1.62% for Class A shares compared to -1.20% for the Bloomberg Barclays Global Aggregate Index.

The Fund seeks, over the long term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Bond FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Global Small Capitalization Fund

Composition as of December 31, 2018:
Global Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2018, the JNL/American Funds Global Small Capitalization Fund outperformed its benchmark by posting a return of -10.77% for Class A shares compared to -14.39% for the MSCI All Country World Small Cap Index (Net).

The Fund seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Small Capitalization FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Growth-Income Fund

Composition as of December 31, 2018:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2018, JNL/American Funds Growth-Income Fund outperformed its benchmark by posting a return of -2.16% for Class A shares compared to -4.38% for the S&P 500 Index.

The Fund seeks long term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Growth Income FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds International Fund

Composition as of December 31, 2018:
International Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2018, JNL/American Funds International Fund outperformed its benchmark by posting a return of -13.53% for Class A shares compared to -14.20% for the MSCI All Country World ex USA Index (Net).

The Fund seeks long term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – International FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the

3

JNL/American Funds Master Feeder Funds Capital Research and Management Company (Unaudited)

Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds New World Fund

Composition as of December 31, 2018:
Emerging Markets Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2018, JNL/American Funds New World Fund underperformed one of its benchmarks by posting a return of -14.41% for Class A shares compared to -9.42% for the MSCI All Country World Index and outperformed its other benchmark, the MSCI Emerging Markets Index (Net), which returned -14.58%.

The Fund seeks long term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – New World FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

4

JNL/American Funds Master Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Balanced Fund

††65% MSCI All Country World Index (Net), 35% Bloomberg Barclays Global Aggregate Bond Index

Average Annual Total Returns*
Class A		Class I
1 Year	-4.89%	1 Year	-4.56%
5 Year	3.05	5 Year	3.29
10 Year	6.80	10 Year	7.04
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Blue Chip Income and Growth Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-9.00%	1 Year	-8.72%
5 Year	6.90	5 Year	7.16
Since Inception	9.25	Since Inception	9.49
‡Inception date May 03, 2010
†Inception date May 03, 2010
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Global Bond Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-1.62%	1 Year	-1.39%
5 Year	0.77	5 Year	0.99
Since Inception	1.76	Since Inception	2.00
‡Inception date May 03, 2010
†Inception date May 03, 2010
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

5

JNL/American Funds Master Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Global Small Capitalization Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-10.77%	1 Year	-10.48%
5 Year	3.01	5 Year	3.26
Since Inception	5.35	Since Inception	5.59
‡Inception date May 03, 2010
†Inception date May 03, 2010
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Growth-Income Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-2.16%	1 Year	-1.87%
5 Year	8.07	5 Year	8.33
Since Inception	10.31	Since Inception	10.54
‡Inception date May 03, 2010
†Inception date May 03, 2010
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds International Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-13.53%	1 Year	-13.22%
5 Year	1.60	5 Year	1.84
Since Inception	4.22	Since Inception	4.46
‡Inception date May 03, 2010
†Inception date May 03, 2010
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

6

JNL/American Funds Master Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds New World Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-14.41%	1 Year	-14.10%
5 Year	0.48	5 Year	0.74
Since Inception	3.06	Since Inception	3.30
‡Inception date May 03, 2010
†Inception date May 03, 2010
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

7

JNL/Vanguard Master Feeder Funds Jackson National Asset Management, LLC (Unaudited)

JNL/Vanguard Capital Growth Fund

Composition as of December 31, 2018:
Domestic Equity	100.0%
Total Investments	100.0%

 For the year ended December 31, 2018, JNL/Vanguard Capital Growth Fund outperformed its primary benchmark by posting a return of -1.76% for Class A shares compared to -4.38% for the S&P 500 Index.

The Fund seeks long-term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund - Capital Growth Portfolio (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/Vanguard Equity Income Fund

Composition as of December 31, 2018:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Vanguard Equity Income Fund underperformed its primary benchmark by posting a return of -6.47% for Class A shares compared to -2.32% for the MSCI USA High Dividend Yield Index (Gross).

The Fund seeks to provide an above average level of current income and reasonable long term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund - Equity Income Portfolio (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/Vanguard International Fund

Composition as of December 31, 2018:
International Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Vanguard International Fund outperformed its primary benchmark by posting a return of -13.15% for Class A shares compared to -14.20% for the MSCI All Country World ex USA Index (Net).

The Fund seeks to provide long-term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund - International Portfolio (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/Vanguard Small Company Growth Fund

Composition as of December 31, 2018:
Domestic Equity	100.0%
Total Investments	100.0%

 For the year ended December 31, 2018, JNL/Vanguard Small Company Growth Fund underperformed its primary benchmark by posting a return of -7.82% for Class A shares compared to -6.58% for the MSCI USA Small Growth Index (Gross).

The Fund seeks to provide long-term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund - Small Company Growth Portfolio (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

8

JNL/Vanguard Master Feeder Funds Jackson National Asset Management, LLC (Unaudited)

JNL/Vanguard Capital Growth Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-1.76%	1 Year	-1.48%
Since Inception	4.78	Since Inception	5.17
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Vanguard Equity Income Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-6.47%	1 Year	-6.17%
Since Inception	-0.16	Since Inception	0.24
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Vanguard International Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-13.15%	1 Year	-12.86%
Since Inception	-8.13	Since Inception	-7.89
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

9

JNL/Vanguard Master Feeder Funds Jackson National Asset Management, LLC (Unaudited)

JNL/Vanguard Small Company Growth Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-7.82%	1 Year	-7.53%
Since Inception	-0.79	Since Inception	-0.47
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

10

JNL Alt Funds Jackson National Asset Management, LLC (Unaudited)

The JNL Institutional Alt 25 Fund and JNL Institutional Alt 50 Fund (collectively “JNL Alt Funds”). Each Fund seeks to achieve its objective by investing in Class I shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). Each JNL Alt Fund has a target percentage allocation among the Underlying Funds that are categorized as investing in traditional asset classes and non-traditional asset classes. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL Institutional Alt 25 Fund

Composition as of December 31, 2018:
Domestic Equity	26.3%
Alternative	25.1
Domestic Fixed Income	17.9
International Equity	13.9
Emerging Markets Equity	5.6
Global Equity	5.6
International Fixed Income	3.1
Global Fixed Income	2.5
Total Investments	100.0%

For the year ended December 31, 2018, JNL Institutional Alt 25 Fund underperformed its primary benchmark by posting a return of -6.97% for Class A shares compared to -5.21% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of -5.66% for the 25% Wilshire Liquid Alternative Index, 50% MSCI All Country World Index (Net) and 25% Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is long term growth of capital and income through investment in other Funds.

The Fund allocates approximately 75% of its assets to the traditional investment categories creating a “core” component of its portfolio. The Fund then allocates approximately 25% of its assets to non-traditional investment categories creating an “alt” component of its portfolio. The Fund considers the Alternative Assets, Alternative Strategies and Risk Management investment categories to be non-traditional and all others to be traditional. Among the traditional investment categories, the Fund typically allocates approximately 5% to 45% of its assets in Underlying Funds investing in fixed income securities and 30% to 70% of its assets in Underlying Funds investing in equity securities.

The Fund underperformed its blended benchmark due to weak relative returns in the alternatives and equity sleeves plus a slight underweight allocation to fixed income. In the alternatives sleeve, strategies with higher equity net exposure, such as JNL/AQR Large Cap Relaxed Constraint Equity Fund (-13.10%) and JNL/Boston Partners Global Long Short Equity Fund (-9.22%) detracted significantly. Commodities failed to gain traction during the year due in part to a strong U.S. Dollar, leading to poor returns from JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (-10.22%). Allocations to infrastructure and real estate also failed to beat the alternatives benchmark.

JNL/Harris Oakmark Global Equity Fund (-20.97%) and JNL/Causeway International Value Select Fund (-17.26%), two value oriented managers, detracted most from results among international stocks. JNL/Oppenheimer Emerging Markets Innovator Fund (-22.25%) and JNL/Lazard Emerging Markets Fund (-18.13%) also lagged as emerging markets suffered in 2018. Underperformance by small and mid-cap strategies in the U.S. was partially offset by manager selection in those areas and JNL/T. Rowe Price Established Growth Fund (-1.13%). In the fixed income sleeve, positive manager selection helped offset some of the relative weakness from an underweight position and weakness from the credit and emerging markets sectors.

JNL Institutional Alt 50 Fund

Composition as of December 31, 2018:
Alternative	50.2%
Domestic Equity	15.8
Domestic Fixed Income	14.0
International Equity	8.7
Emerging Markets Equity	3.6
Global Equity	3.4
International Fixed Income	2.3
Global Fixed Income	2.0
Total Investments	100.0%

For the year ended December 31, 2018, JNL Institutional Alt 50 Fund underperformed its primary benchmark by posting a return of -6.19% for Class A shares compared to -5.21% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of -4.86% for the 50% Wilshire Liquid Alternative Index, 30% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is long term growth of capital and income through investment in other Funds.

The Fund allocates approximately 50% of its assets to the traditional investment categories creating a “core” component of its portfolio. The Fund then allocates approximately 50% of its assets to non-traditional investment categories creating an “alt” component of its portfolio. The Adviser considers the Alternative Assets, Alternative Strategies and Risk Management investment categories to be non-traditional and all others to be traditional. Among the traditional investment categories, the Fund typically allocates approximately 0% to 40% of its assets in Underlying Funds investing in fixed-income securities and 10% to 50% of its assets in Underlying Funds investing in equity securities.

The Fund underperformed its blended benchmark due to weak relative returns in the alternatives and equity sleeves plus a slight underweight allocation to fixed income. In the alternatives sleeve, strategies with higher equity net exposure, such as JNL/AQR Large Cap Relaxed Constraint Equity Fund (-13.10%) and JNL/Boston Partners Global Long Short Equity Fund (-9.22%) detracted significantly. Commodities failed to gain traction during the year due in part to a strong U.S. Dollar, leading to poor returns from JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (-10.22%). Allocations to infrastructure and real estate also failed to beat the alternatives benchmark.

JNL/Harris Oakmark Global Equity Fund (-20.97%) and JNL/Causeway International Value Select Fund (-17.26%), two value oriented managers, detracted most from results among international stocks. JNL/Oppenheimer Emerging Markets Innovator Fund (-22.25%) and JNL/Lazard Emerging Markets Fund (-18.13%) also lagged as emerging markets suffered in 2018. Underperformance by small and mid-cap strategies in the U.S. was partially offset by manager selection in those areas and JNL/T. Rowe Price Established Growth Fund (-1.13%). In the fixed income sleeve, positive manager selection helped offset some of the relative weakness from an underweight position and weakness from the credit and emerging markets sectors.

11

JNL Alt Funds Jackson National Asset Management, LLC (Unaudited)

JNL Institutional Alt 25 Fund

†25% Wilshire Liquid Alternative Index, 50% MSCI All Country World Index (Net) and 25% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-6.97%	1 Year	-6.62%
5 Year	2.42	5 Year	N/A
Since Inception	7.38	Since Inception	-2.54
‡Inception date April 06, 2009
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Institutional Alt 50 Fund

†50% Wilshire Liquid Alternative Index, 30% MSCI All Country World Index (Net) and 20% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-6.19%	1 Year	-5.95%
5 Year	1.49	5 Year	N/A
Since Inception	7.15	Since Inception	-2.38
‡Inception date April 06, 2009
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

12

JNL/American Funds Funds of Funds Jackson National Asset Management, LLC (Unaudited)

Each Fund seeks to achieve its objective by investing in shares of a diversified group of other Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of American Funds Insurance Series® or the American Funds R6 mutual fund share class. The Schedules of Investments and Financial Statements for the Underlying Funds are available on the SEC’s website at www.sec.gov.

JNL/American Funds Moderate Growth Allocation Fund

Composition as of December 31, 2018:
Domestic Fixed Income	37.1%
Domestic Equity	29.9
Global Equity	19.1
International Equity	5.1
International Fixed Income	4.8
Emerging Markets Equity	4.0
Total Investments	100.0%

For the year ended December 31, 2018, JNL/American Funds Moderate Growth Allocation Fund outperformed its primary benchmark by posting a return of -4.57% for Class A shares compared to -5.21% for the Dow Jones Moderate Index. The Fund outperformed its blended benchmark return of -5.52% for the 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is to seek a balance between current income and growth of capital.

Under normal circumstances, the Fund allocates approximately 40% to 80% of its assets to Underlying Funds that invest primarily in equity securities and 20% to 60% of its assets to Underlying Funds that invest primarily fixed-income securities. The equity and fixed-income allocation may fall outside of the above limits in a volatile market environment where investment outcomes are expected to remain beyond normal range.

The Fund outperformed its blended benchmark in 2018 thanks to significant outperformance from the equity sleeve. Equity returns were driven by their growth bias, both in the U.S. and internationally, as more than a third of the Fund’s equity exposure came from American Funds Insurance Series Growth Fund (-0.01%) and American Funds Insurance Series Growth - Income Fund (-1.55%) which both bested global equities by a wide margin. Strategy outperformance helped offset some of the weakness from international equity exposure as American Funds Insurance Series International Fund (-12.94%) was the worst absolute performer but did outperform MSCI ACWI Ex-US Index.

The fixed income sleeve performed slightly behind the benchmark, mainly due to an allocation to emerging markets bonds through the American Funds Emerging Markets Bond Fund (-5.88%). A core position in American Funds Bond Fund of America (0.22%) helped offset the emerging markets weakness. A new position in American Funds Intermediate Bond Fund of America (1.96%) was a positive addition as well.

JNL/American Funds Growth Allocation Fund

Composition as of December 31, 2018:
Domestic Equity	38.3%
Global Equity	29.0
Domestic Fixed Income	18.2
Emerging Markets Equity	6.1
International Equity	6.0
International Fixed Income	2.4
Total Investments	100.0%

For the year ended December 31, 2018, JNL/American Funds Growth Allocation Fund outperformed its primary benchmark by posting a return of -5.39% for Class A shares compared to -7.33% for the Dow Jones Moderately Aggressive Index. The Fund outperformed its blended benchmark return of -7.45% for the 80% MSCI All Country World Index (Net) and 20% Bloomberg Barclays Capital U.S. Aggregate Bond Index.

The investment objective of the Fund is to seek capital growth with secondary emphasis on current income.

Under normal circumstances, the Fund allocates approximately 60% to 100% of its assets to Underlying Funds that invest primarily in equity securities and 0% to 40% of its assets to Underlying Funds that invest primarily fixed-income securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities. The equity and fixed-income allocation may fall outside of the above limits in a volatile market environment where investment outcomes are expected to remain beyond normal range.

The Fund outperformed its blended benchmark in 2018 thanks to significant outperformance from the equity sleeve. Equity returns were driven by its growth bias, both in the U.S. and internationally, as more than a third of the Fund’s equity exposure came from American Funds Insurance Series Growth Fund (-0.01%) and American Funds Insurance Series Growth – Income Fund (-1.55%) which both bested global equities by a wide margin. Strategy outperformance helped offset some of the weakness from international equity exposure as American Funds Insurance Series International Fund (-12.94%) was the worst absolute performer but did outperform MSCI ACWI Ex-US benchmark.

The fixed income sleeve slightly outperformed its benchmark as a new position in American Funds Intermediate Bond Fund of America (1.96%) helped to offset weakness in emerging market debt that weighed on returns through the addition of American Funds Emerging Markets Bond Fund (-5.88%). A core position in American Funds Bond Fund of America (0.22%) outperformed the broader bond market to aid relative returns as well.

13

JNL/American Funds Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL/American Funds Moderate Growth Allocation Fund

†60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-4.57%	1 Year	-4.29%
5 Year	4.29	5 Year	N/A
Since Inception	6.07	Since Inception	-0.77
‡Inception date April 30, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Growth Allocation Fund

†80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-5.39%	1 Year	-5.08%
5 Year	5.07	5 Year	N/A
Since Inception	7.46	Since Inception	-0.56
‡Inception date April 30, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

14

JNL/DFA Funds Jackson National Asset Management, LLC (Unaudited)

Each Fund seeks to achieve its objective by investing in shares of a diversified group of other Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of Dimensional Fund Advisors (“DFA”) Investment Dimensions Group Inc. and Dimensional Investment Group Inc. (collectively, “DFA Fund Groups”). The Schedules of Investments and Financial Statements for the Underlying Funds are available on the SEC’s website at www.sec.gov.

JNL/DFA Growth Allocation Fund

Composition as of December 31, 2018:
Domestic Equity	42.5%
International Equity	27.7
Domestic Fixed Income	17.8
Emerging Markets Equity	8.0
Alternative	4.0
Total Investments	100.0%

For the year ended December 31, 2018, JNL/DFA Growth Allocation Fund underperformed its primary benchmark by posting a return of -10.65% for Class A shares compared to -7.33% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark of -7.45% for the 80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is to seek total return consisting of capital appreciation and current income.

To achieve its investment objective, the Fund under normal market circumstances, allocates its assets to Underlying Funds that invest in equity and fixed income securities. Generally, the Fund invests its assets in domestic and international equity Underlying Funds and fixed income Underlying Funds to achieve an allocation of approximately 60% to 100% (with a target allocation of approximately 80%) of the Fund’s assets to domestic and international equity Underlying Funds and 0% to 40% (with a target allocation of approximately 20%) of its assets to fixed-income Underlying Funds. The equity and fixed-income allocation may fall outside of the above limits in a volatile market environment where investment outcomes are expected to remain beyond normal range.

The Fund underperformed its blended benchmark owing to its bias towards smaller companies and value within the equity sleeve, plus an underweight allocation to the fixed income. Within international equities, DFA International Small Cap Value Portfolio (-23.31%) and a large position in DFA International Core Equity Portfolio (-17.40%) were the top detractors, while a value bias served as a minor tailwind in emerging markets leading to the relative outperformance of DFA Emerging Markets Portfolio (-13.62%). In the U.S., a core position in DFA U.S. Large Company Portfolio (-4.43%) provided ballast but was offset by weakness from DFA U.S. Targeted Value Portfolio (-15.78%), DFA U.S. Large Cap Value Portfolio (-11.65%), and DFA U.S. Small Cap Fund (-13.37%).

A fixed income bias toward short term and higher quality bonds helped offset weakness elsewhere as the sleeve slightly outperformed the broader bond market. DFA Short-Term Extended Quality Portfolio (1.34%) and DFA Short-Duration Real Return Portfolio (0.11%) were the sleeve’s top performers.

JNL/DFA Moderate Growth Allocation Fund

Composition as of December 31, 2018:
Domestic Fixed Income	38.5%
Domestic Equity	33.0
International Equity	19.5
Emerging Markets Equity	6.1
Alternative	2.9
Total Investments	100.0%

For the year ended December 31, 2018, JNL/DFA Moderate Growth Allocation Fund underperformed its primary benchmark by posting a return of -7.93% for Class A shares compared to -5.21% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of -5.52% for the 60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is to seek total return consisting of capital appreciation and current income.

To achieve its investment objective, the Fund under normal market circumstances, allocates its assets to Underlying Funds that invest in equity and fixed-income securities. Generally, the Fund invests its assets in domestic and international equity Underlying Funds and fixed income Underlying Funds to achieve an allocation of approximately 40% to 80% (with a target allocation of approximately 60%) of the Fund’s assets to domestic and international equity Underlying Funds and 20% to 60% (with a target allocation of approximately 40%) of its assets to fixed income Underlying Funds. The equity and fixed income allocation may fall outside of the above limits in a volatile market environment where investment outcomes are expected to remain beyond normal range.

The Fund underperformed its blended benchmark owing to its bias towards smaller companies and value within the equity sleeve, plus a slight underweight allocation to the fixed income. Within international equities, DFA International Small Cap Value Portfolio (-23.31%) and a large position in DFA International Core Equity Portfolio (-17.40%) were the top detractors, while a value bias served as a minor tailwind in emerging markets leading to the relative outperformance of DFA Emerging Markets Portfolio (-13.62%). In the U.S., a core position in DFA U.S. Large Company Portfolio (-4.43%) provided ballast but was offset by weakness from DFA U.S. Targeted Value Portfolio (-15.78%), DFA U.S. Large Cap Value Portfolio (-11.65%) and DFA U.S. Small Cap Fund (-13.37%).

A fixed income bias toward short term and higher quality bonds helped offset weakness elsewhere as the sleeve finished the year even with the broader market. DFA Short-Term Extended Quality Portfolio (1.34%) and DFA Short-Duration Real Return Portfolio (0.11%) were the sleeve’s top performers.

15

JNL/DFA Funds Jackson National Asset Management, LLC (Unaudited)

JNL/DFA Growth Allocation Fund

††80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-10.65%	1 Year	-10.37%
Since Inception	0.17	Since Inception	-4.63
‡Inception date April 24, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/DFA Moderate Growth Allocation Fund

††60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-7.93%	1 Year	-7.55%
Since Inception	0.64	Since Inception	-3.02
‡Inception date April 24, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

16

JNL Allocation Funds Jackson National Asset Management, LLC (Unaudited)

Each Fund seeks to achieve its investment objective by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL Moderate Growth Allocation Fund

Composition as of December 31, 2018:
Domestic Fixed Income	26.7%
Domestic Equity	23.0
International Equity	15.6
Domestic Balanced	11.3
Emerging Markets Equity	6.6
Alternative	5.5
Global Equity	4.7
International Fixed Income	3.3
Global Fixed Income	3.3
Total Investments	100.0%

For the year ended December 31, 2018, JNL Moderate Growth Allocation Fund underperformed its primary benchmark by posting a return of -6.64% for Class A shares compared to -5.21% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark of -5.52% for the 60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is to seek capital growth and current income.

Under normal circumstances, the Fund allocates approximately 40% to 80% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 60% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund underperformed its blended benchmark mainly due to an underweight allocation to fixed income and underlying manager selection in the international equity sleeve. JNL/Harris Oakmark Global Equity Fund (-20.97%), and JNL/Causeway International Value Select Fund (-17.26%), two value oriented managers, detracted the most from relative results. Despite better relative performance in the fourth quarter, emerging market equity Funds also detracted for the year. JNL/Oppenheimer Emerging Markets Innovator Fund (-22.25%), JNL/Lazard Emerging Markets Fund (-18.13%), and JNL/GQG Emerging Markets Equity Fund (-14.64) all underperformed in 2018. Manager selection helped to offset some of the relative weakness from the underweight to fixed income as JNL/DoubleLine Total Return Fund (2.11%) and JNL/Franklin Templeton Global Multisector Bond Fund (0.93%) added positively to results.

In the U.S., underperformance from small cap and value oriented strategies was offset by positive relative results from growth strategies, particularly JNL/T. Rowe Price Established Growth Fund (-1.13%) and a sizeable allocation to JNL/T. Rowe Price Capital Appreciation Fund (0.67%).

The alternatives sleeve detracted relative to fixed income due to underlying strategy and manager selection, with the JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (-10.22%) and JNL/Boston Partners Global Long Short Equity Fund (-9.22%) weighing on returns.

JNL Growth Allocation Fund

Composition as of December 31, 2018:
Domestic Equity	34.8%
International Equity	22.0
Domestic Fixed Income	13.4
Emerging Markets Equity	9.0
Global Equity	7.9
Alternative	5.2
Domestic Balanced	4.1
International Fixed Income	2.1
Global Fixed Income	1.5
Total Investments	100.0%

For the year ended December 31, 2018, JNL Growth Allocation Fund underperformed its primary benchmark by posting a return of -9.07% for Class A shares compared to -7.33% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of -7.45% for the 80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is to seek capital growth and current income.

Under normal circumstances, the Fund allocates approximately 60% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 40% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund underperformed its blended benchmark due to underlying manager selection in the international equity sleeve and an underweight position in fixed income. JNL/Harris Oakmark Global Equity Fund (-20.97%) and JNL/Causeway International Value Select Fund (-17.26%), two value oriented managers, detracted the most from relative results. Despite better relative performance in the fourth quarter, emerging market equity Funds also detracted for the year. JNL/Oppenheimer Emerging Markets Innovator Fund (-22.25%), JNL/Lazard Emerging Markets Fund (-18.13%) and JNL/GQG Emerging Markets Equity Fund (-14.64) all underperformed in 2018. Manager selection helped to offset some of the relative weakness from the underweight to fixed income as JNL/DoubleLine Total Return Fund (2.11%) and JNL/Franklin Templeton Global Multisector Bond Fund (0.93%) added positively to results.

In the U.S., underperformance from small cap and value oriented strategies was offset by positive relative results from growth strategies, particularly JNL/T. Rowe Price Established Growth Fund (-1.13%) and a sizeable allocation to JNL/T. Rowe Price Capital Appreciation Fund (0.67%).

The alternatives sleeve detracted relative to domestic equities and fixed income due to underlying strategy and manager selection, with JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (-10.22%) and JNL/Boston Partners Global Long Short Equity Fund (-9.22%) weighing on returns.

JNL Aggressive Growth Allocation Fund

Composition as of December 31, 2018:
Domestic Equity	41.0%
International Equity	24.1
Global Equity	11.2
Emerging Markets Equity	10.1
Domestic Fixed Income	7.6
Alternative	5.0
International Fixed Income	1.0
Total Investments	100.0%

For the year ended December 31, 2018, JNL Aggressive Growth Allocation Fund underperformed its primary benchmark by posting a return of -10.47% for Class A shares compared to -7.33% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of -8.43% for the 90% MSCI All Country World Index (Net), 10% Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is capital growth.

Under normal circumstances, the Fund allocates approximately 70% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund underperformed its blended benchmark due to an overweight allocation and manager selection in the international equity sleeve and underweight to U.S. equities. JNL/Harris Oakmark Global Equity Fund (-20.97%) and JNL/Causeway International Value Select Fund (-17.26%), two value oriented managers, detracted from relative results. The mid-year addition of JNL Multi-Manager International Small Cap Fund (-19.10%) was also a key detractor. Despite

17

JNL Allocation Funds Jackson National Asset Management, LLC (Unaudited)

better relative performance in the fourth quarter, emerging market equities also detracted for the year. JNL/Oppenheimer Emerging Markets Innovator Fund (-22.25%), JNL/Lazard Emerging Markets Fund (-18.13%) and JNL/GQG Emerging Markets Equity Fund (-14.64) all underperformed in 2018.

In the U.S., underperformance from small cap and value oriented strategies was somewhat offset by JNL/T. Rowe Price Established Growth Fund (-1.13%). JNL/DoubleLine Total Return Fund (2.11%) and JNL/Franklin Templeton Global Multisector Bond Fund (0.93%) were positive contributors within fixed income.

The alternatives sleeve detracted relative to domestic equities, with JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (-10.22%) and JNL/Boston Partners Global Long Short Equity Fund (-9.22%) weighing on returns.

18

JNL Allocation Funds Jackson National Asset Management, LLC (Unaudited)

JNL Moderate Growth Allocation Fund

†60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-6.64%	1 Year	-6.34%
5 Year	3.48	5 Year	N/A
10 Year	7.65	10 Year	N/A
Since Inception	N/A	Since Inception	-2.56
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Jackson National Asset Management, LLC assumed portfolio management responsibility on August 29, 2011.

JNL Growth Allocation Fund

†80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-9.07%	1 Year	-8.84%
5 Year	3.61	5 Year	N/A
10 Year	8.72	10 Year	N/A
Since Inception	N/A	Since Inception	-3.90
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Jackson National Asset Management, LLC assumed portfolio management responsibility on August 29, 2011.

JNL Aggressive Growth Allocation Fund

†90% MSCI All Country World Index (Net), 10% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-10.47%	1 Year	-10.15%
5 Year	3.73	5 Year	N/A
10 Year	8.86	10 Year	N/A
Since Inception	N/A	Since Inception	-4.61
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Jackson National Asset Management, LLC assumed portfolio management responsibility on August 29, 2011.

19

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL/Franklin Templeton Founding Strategy Fund

Composition as of December 31, 2018:
Global Equity	66.2%
Domestic Balanced	33.8
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Franklin Templeton Founding Strategy Fund underperformed its primary benchmark by posting a return of -9.45% for Class A shares compared to -7.33% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of -7.45% for the 80% MSCI All Country World Index (Net) and 20% Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is capital appreciation.

The Fund seeks to achieve its objective by making approximately equal allocations of its assets and cash flows among the following Underlying Funds (“Underlying Funds”): JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton Global Fund and JNL/Franklin Templeton Mutual Shares Fund. The Underlying Funds are a separate series of JNL Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

The Fund underperformed its blended benchmark as the two underlying equity Funds significantly underperformed their benchmarks. JNL/Franklin Templeton Global Fund (-14.57%) was the primary detractor in trailing its MSCI ACWI benchmark by 586 basis points (“bps”). JNL/Franklin Templeton Mutual Shares Fund (-8.76%) also lagged its S&P 500 Index by 438 bps owing mainly to its value bias. JNL/Franklin Templeton Income Fund (-3.95%) underperformed the Bloomberg Barclays U.S. Aggregate Bond Index because of its equity allocation and focus on high yield bonds that underperformed throughout the year.

JNL/Mellon Capital 10 x 10 Fund

Composition as of December 31, 2018:
Domestic Equity	79.3%
Domestic Fixed Income	10.5
International Equity	10.2
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital 10 x 10 Fund outperformed its primary benchmark by posting a return of -8.82% for Class A shares compared to -9.45% for the Dow Jones Aggressive Index. The Fund underperformed its blended benchmark return of -5.84% for the 60% S&P 500 Index, 10% S&P Midcap 400 Index, 10% S&P SmallCap 600 Index, 10% MSCI EAFE Index (Net) and 10% Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is capital appreciation and income.

The Fund seeks to achieve its objective by investing in Class I shares of the following Funds: 50% in the JNL/Mellon Capital JNL 5 Fund, 10% in the JNL/Mellon Capital S&P 500 Index Fund, 10% in the JNL/Mellon Capital S&P 400 MidCap Index Fund, 10% in the JNL/Mellon Capital Small Cap Index Fund, 10% in the JNL/Mellon Capital International Index Fund and 10% in the JNL/Mellon Capital Bond Index Fund. The Underlying Funds are a separate series of JNL Series Trust and JNL Variable Fund LLC. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

The Fund underperformed its blended benchmark for the year primarily owing to the underperformance of JNL/Mellon Capital JNL 5 Fund (-9.46%) relative to the broader equity market. Consisting of half the Fund’s assets, JNL/Mellon Capital JNL 5 Fund is comprised of five rules based sub strategies that tilt towards value oriented, small-cap and global stocks. In 2018, all three components served as headwinds to performance. The rest of the Fund employs Index funds that mostly underperformed their respective benchmarks by small margins due to fees.

JNL/Mellon Capital Index 5 Fund

Composition as of December 31, 2018:
Domestic Equity	58.0%
Domestic Fixed Income	21.6
International Equity	20.4
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital Index 5 Fund underperformed its primary benchmark by posting a return of -7.80% for Class A shares compared to -7.33% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of -7.33% for the 20% S&P 500 Index, 20% S&P Midcap 400 Index, 20% S&P SmallCap 600 Index, 20% MSCI EAFE Index (Net) and 20% Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is capital appreciation.

The Fund seeks to achieve its objective by investing in approximately equal allocations in the following Underlying Funds: JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund and JNL/Mellon Capital Bond Index Fund. The Underlying Funds are a separate series of JNL Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

The Fund modestly underperformed its blended benchmark during the year. The primary detractor from relative performance was the performance of the Underlying Funds relative to their respective benchmarks due to fees. These included JNL/Mellon Capital Bond Index Fund (-0.28%, 29 bps of underperformance), JNL/Mellon Capital S&P 500 Index Fund (-4.61%, 23 bps underperformance), JNL/Mellon Capital S&P 400 MidCap Index Fund (-11.27%, 19 bps underperformance) and JNL/Mellon Capital Small Cap Index Fund (-8.66%, 18 bps underperformance). The only Fund to outperform was JNL/Mellon Capital International Index Fund (-13.66%, 13 bps outperformance).

JNL/S&P 4 Fund

Composition as of December 31, 2018:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2018, JNL/S&P 4 Fund underperformed its primary benchmark by posting a return of -6.27% for Class A shares compared to -4.38% for the S&P 500 Index.

The investment objective of the Fund is capital appreciation.

The Fund seeks to achieve its objective by investing approximately equal allocations in the following Underlying Funds: JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Total Yield Fund. The Underlying Funds are a separate series of JNL Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

The Fund underperformed its primary benchmark in 2018 as three out of four of its underlying component Funds underperformed the benchmark. JNL/S&P Total Yield Fund (-10.93%) was the biggest laggard as value oriented stocks were out of favor for most of the year. JNL/S&P Intrinsic Value Fund (-5.53%) and JNL/S&P Dividend Income and Growth Fund (-5.04%) fared slightly better but still trailed the benchmark. JNL/S&P Competitive Advantage Fund (-2.36%) was the only Fund to outperform the benchmark as a meaningful overweight to retail stocks and underweight to financials contributed positively to relative performance.

20

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL/Franklin Templeton Founding Strategy Fund

†80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-9.45%	1 Year	-9.16%
5 Year	2.03	5 Year	N/A
10 Year	8.46	10 Year	N/A
Since Inception	N/A	Since Inception	-5.36
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital 10 x 10 Fund

†60% S&P 500 Index, 10% S&P Midcap 400 Index, 10% S&P SmallCap 600 Index, 10% MSCI EAFE Index (Net), 10% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-8.82%	1 Year	-8.45%
5 Year	4.67	5 Year	N/A
10 Year	10.20	10 Year	N/A
Since Inception	N/A	Since Inception	-2.18
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Index 5 Fund

†20% S&P 500 Index, 20% S&P Midcap 400 Index, 20% S&P SmallCap 600 Index, 20% MSCI EAFE Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-7.80%	1 Year	-7.45%
5 Year	4.30	5 Year	N/A
10 Year	9.46	10 Year	N/A
Since Inception	N/A	Since Inception	-1.94
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

21

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL/S&P 4 Fund

Average Annual Total Returns
Class A		Class I†
1 Year	-6.27%	1 Year	-5.97%
5 Year	5.32	5 Year	N/A
10 Year	13.97	10 Year	N/A
Since Inception	N/A	Since Inception	2.40
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

22

JNL/S&P Funds Standard & Poor’s Investment Advisory Services LLC (Unaudited)

The JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund and JNL/S&P Managed Aggressive Growth Fund (collectively “JNL/S&P Funds”). Each Fund seeks to achieve its objective by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL/S&P Managed Conservative Fund

Composition as of December 31, 2018:
Domestic Fixed Income	67.4%
Domestic Equity	14.6
Global Fixed Income	9.0
Alternative	3.0
International Equity	3.0
International Fixed Income	2.0
Global Equity	1.0
Total Investments	100.0%

For the year ended December 31, 2018, JNL/S&P Managed Conservative Fund underperformed its primary benchmark by posting a return of -2.31% for Class A shares compared to -0.62% for the Dow Jones Conservative Index. The Fund underperformed its blended benchmark return of -1.20% for the 80% Bloomberg Barclays U.S. Aggregate Bond Index, 15% S&P 500 Index and 5% MSCI EAFE Index (Net).

The investment objective for the Fund is to seek current income. Capital growth is a secondary objective.

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 70% to 90% to Underlying Funds that invest primarily in fixed income securities and 0% to 30% to Underlying Funds that invest primarily in money market securities.

For the year, attribution effects from asset allocation positioning were positive due to an underweight to international equities, but an underweight to domestic equities and a slight overweight to fixed income securities partially reduced the impact.

In the fixed income asset class relative to the Bloomberg Barclays U.S. Aggregate Bond Index, overall manager selection effects were negative, headlined by JNL/PPM America High Yield Bond Fund, JNL/PIMCO Real Return Fund and JNL/Goldman Sachs Emerging Markets Debt Fund. These were partially offset by positive attribution effects from JNL/DoubleLine Total Return Fund and short term fixed income funds – JNL/T. Rowe Price Short-Term Bond Fund and JNL/PPM America Low Duration Bond Fund.

In the domestic equity asset class relative to S&P 500 Index, overall manager selections were negative, headlined by JNL/T. Rowe Price Value Fund, JNL Multi-Manager Small Cap Value Fund and JNL/DFA U.S. Core Equity Fund. The leading positive attributors were JNL/T. Rowe Price Established Growth Fund and JNL Multi-Manager Small Cap Growth Fund.

In the international equity asset class relative to MSCI EAFE Index, overall manager selections detracted due to negative performance attribution from JNL/Causeway International Value Select Fund and JNL/Oppenheimer Global Growth Fund but partially offset by positive attribution from JNL/WCM Focused International Equity Fund.

JNL/S&P Managed Moderate Fund

Composition as of December 31, 2018:
Domestic Fixed Income	48.8%
Domestic Equity	29.0
Global Fixed Income	9.1
International Equity	5.0
Alternative	3.5
International Fixed Income	2.1
Emerging Markets Equity	1.4
Global Equity	1.1
Total Investments	100.0%

For the year ended December 31, 2018, JNL/S&P Managed Moderate Fund underperformed its primary benchmark by posting a return of -3.43% for Class A shares compared to -3.15% for the Dow Jones Moderately Conservative Fund. The Fund underperformed its blended benchmark return of -2.49% for the 60% Bloomberg Barclays U.S. Aggregate Bond Index, 30% S&P 500 Index and 10% MSCI EAFE Index (Net).

The investment objective of the Fund is current income and capital growth.

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 70% to Underlying Funds that invest primarily in fixed-income securities and 0% to 25% to Underlying Funds that invest primarily in money market securities.

For the year, attribution effects from asset allocation positioning were positive due to an underweight to international equities, but a slight overweight to fixed income asset class partially reduced these results.

In the fixed income asset class relative to Bloomberg Barclays U.S. Aggregate Bond Index, overall manager selection effects were negative, headlined by JNL/PPM America High Yield Bond Fund, JNL/PIMCO Real Return Fund and JNL/Goldman Sachs Emerging Markets Debt Fund. JNL/DoubleLine Total Return Fund and short-term fixed income funds – JNL/T. Rowe Price Short-Term Bond Fund and JNL/PPM America Low Duration Bond Fund generated positive manager selection effects.

In the domestic equity asset class relative to S&P 500 Index, overall manager selections were negative led by JNL/T. Rowe Price Value Fund, JNL Multi-Manager Small Cap Value Fund and JNL/Invesco Diversified Dividend Fund. The leading positive attributors were the large-cap growth managers - JNL/T. Rowe Price Established Growth Fund, JNL/BlackRock Large Cap Select Growth Fund and JNL/ClearBridge Large Cap Growth Fund.

In the international equity asset class relative to MSCI EAFE Index, overall manager selections detracted due to negative performance attribution from emerging markets managers – JNL/Oppenheimer Emerging Markets Innovator Fund, JNL/Lazard Emerging Markets Fund and JNL/Invesco International Growth Fund. JNL/WCM Focused International Equity Fund was the leading positive attributor during the year.

JNL/S&P Managed Moderate Growth Fund

Composition as of December 31, 2018:
Domestic Equity	43.5%
Domestic Fixed Income	32.7
International Equity	6.1
Global Fixed Income	5.5
Alternative	4.1
Global Equity	3.2
Emerging Markets Equity	2.8
International Fixed Income	2.1
Total Investments	100.0%

For the year ended December 31, 2018, JNL/S&P Managed Moderate Growth Fund outperformed its primary benchmark by posting a return of -4.90% for Class A shares compared to -5.21% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of -3.84% for the 45% S&P 500 Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index (Net).

The investment objective of the Fund is capital growth and current income.

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 30% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

For the year, attribution effects from asset allocation positioning were positive due to an underweight to international equities, but a slight overweight to fixed income asset class somewhat reduced the results.

23

JNL/S&P Funds Standard & Poor’s Investment Advisory Services LLC (Unaudited)

In the domestic equity asset class relative to S&P 500 Index, overall manager selections were negative led by JNL/T. Rowe Price Value Fund, JNL Multi-Manager Small Cap Value Fund and JNL/WMC Value Fund. The leading positive attributors were the large-cap growth managers - JNL/T. Rowe Price Established Growth Fund, JNL/BlackRock Large Cap Select Growth Fund and JNL/ClearBridge Large Cap Growth Fund.

In the international equity asset class relative to MSCI EAFE Index, overall manager selections detracted due to negative attribution effects from emerging markets managers – JNL/Oppenheimer Emerging Markets Innovator Fund, JNL/Lazard Emerging Markets Fund and JNL/Causeway International Value Select Fund. JNL/WCM Focused International Equity Fund was the leading positive attributor during the year.

In the fixed income asset class relative to Bloomberg Barclays U.S. Aggregate Bond Index, overall manager selection effects were negative headlined by JNL/PPM America High Yield Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/PIMCO Real Return Fund. JNL/DoubleLine Total Return Fund and short-term fixed income funds – JNL/T. Rowe Price Short-Term Bond Fund and JNL/PPM America Low Duration Bond Fund generated positive manager selection effects.

JNL/S&P Managed Growth Fund

Composition as of December 31, 2018:
Domestic Equity	59.7%
Domestic Fixed Income	17.4
International Equity	7.2
Global Equity	5.6
Emerging Markets Equity	4.0
Alternative	4.0
International Fixed Income	2.1
Total Investments	100.0%

For the year ended December 31, 2018, JNL/S&P Managed Growth Fund outperformed its primary benchmark by posting a return of -5.94% for Class A shares compared to -7.33% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of -5.27% for the 60% S&P 500 Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI EAFE Index (Net).

The investment objective of the Fund is to seek capital growth. Current income is secondary objective.

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0% to 15% to Underlying Funds that invest primarily in money market securities.

For the year, attribution effects from asset allocation positioning were positive due to an underweight to international equities, but a slight underweight to fixed income asset class somewhat reduced the results.

In the domestic equity asset class relative to S&P 500 Index, overall manager selections were negative led by JNL/T. Rowe Price Value Fund, JNL/WMC Value Fund and JNL Multi-Manager Small Cap Value Fund. The leading positive attributors were the large-cap growth managers - JNL/BlackRock Large Cap Select Growth Fund, JNL/T. Rowe Price Established Growth Fund and JNL/ClearBridge Large Cap Growth Fund.

In the international equity asset class relative to MSCI EAFE Index, overall manager selections detracted due to negative attribution effects from emerging markets managers – JNL/Oppenheimer Emerging Markets Innovator Fund, JNL/Lazard Emerging Markets Fund and JNL/Causeway International Value Select Fund. JNL/WCM Focused International Equity Fund was the leading positive attributor during the year.

In the fixed income asset class relative to Bloomberg Barclays U.S. Aggregate Bond Index, overall manager selection effects were negative, headlined by JNL/PPM America High Yield Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/Crescent High Income Fund. JNL/DoubleLine Total Return Fund and short-term fixed income funds – JNL/T. Rowe Price Short-Term Bond Fund and JNL/PPM America Low Duration Bond Fund generated positive manager selection effects.

JNL/S&P Managed Aggressive Growth Fund

Composition as of December 31, 2018:
Domestic Equity	67.5%
International Equity	9.2
Domestic Fixed Income	7.2
Global Equity	6.0
Emerging Markets Equity	5.2
Alternative	3.9
International Fixed Income	1.0
Total Investments	100.0%

For the year ended December 31, 2018, JNL/S&P Managed Aggressive Growth Fund outperformed its primary benchmark by posting a return of -6.71% for Class A shares compared to -9.45% for the Dow Jones Aggressive Index. The Fund underperformed its blended benchmark return of -6.24% for the 65% S&P 500 Index, 25% MSCI EAFE Index (Net) and 10% Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is capital growth.

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 10% to Underlying Funds that invest primarily in money market securities.

For the year, attribution effects from asset allocation positioning were positive due to an underweight to international equities, but an underweight to fixed income asset class reduced the results.

In the domestic equity asset class relative to S&P 500 Index, overall manager selections were negative led by JNL/T. Rowe Price Value Fund, JNL/WMC Value Fund and JNL Multi-Manager Small Cap Value Fund. The leading positive attributors were the large-cap growth managers - JNL/BlackRock Large Cap Select Growth Fund, JNL/T. Rowe Price Established Growth Fund and JNL/ClearBridge Large Cap Growth Fund.

In the international equity asset class relative to MSCI EAFE Index, overall manager selections detracted due to negative attribution effects from emerging markets managers – JNL/Oppenheimer Emerging Markets Innovator Fund, JNL/Lazard Emerging Markets Fund and JNL/Causeway International Value Select Fund. JNL/WCM Focused International Equity Fund was the leading positive attributor during the year.

In the fixed income asset class relative to Bloomberg Barclays U.S. Aggregate Bond Index, overall manager selection effects were negative, headlined by JNL/PPM America High Yield Bond Fund and JNL/DoubleLine Emerging Markets Fixed Income Fund. JNL/DoubleLine Total Return Fund and JNL/T. Rowe Price Short-Term Bond Fund generated positive manager selection effects.

24

JNL/S&P Funds Standard & Poor’s Investment Advisory Services LLC (Unaudited)

JNL/S&P Managed Conservative Fund

†80% Bloomberg Barclays U.S. Aggregate Bond Index, 15% S&P 500 Index, 5% MSCI EAFE Index (Net)

Average Annual Total Returns
Class A		Class I†
1 Year	-2.31%	1 Year	-2.31%
5 Year	2.16	5 Year	N/A
10 Year	4.88	10 Year	N/A
Since Inception	N/A	Since Inception	-0.77
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Managed Moderate Fund

†60% Bloomberg Barclays U.S. Aggregate Bond Index, 30% S&P 500 Index, 10% MSCI EAFE Index (Net)

Average Annual Total Returns
Class A		Class I†
1 Year	-3.43%	1 Year	-3.17%
5 Year	3.10	5 Year	N/A
10 Year	6.63	10 Year	N/A
Since Inception	N/A	Since Inception	-0.58
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Managed Moderate Growth Fund

†45% S&P 500 Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index, 15% MSCI EAFE Index (Net)

Average Annual Total Returns
Class A		Class I†
1 Year	-4.90%	1 Year	-4.67%
5 Year	3.85	5 Year	N/A
10 Year	8.18	10 Year	N/A
Since Inception	N/A	Since Inception	-0.75
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

25

JNL/S&P Funds Standard & Poor’s Investment Advisory Services LLC (Unaudited)

JNL/S&P Managed Growth Fund

†60% S&P 500 Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE Index (Net)

Average Annual Total Returns
Class A		Class I†
1 Year	-5.94%	1 Year	-5.62%
5 Year	4.92	5 Year	N/A
10 Year	9.98	10 Year	N/A
Since Inception	N/A	Since Inception	-0.44
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Managed Aggressive Growth Fund

†65% S&P 500 Index, 10% Bloomberg Barclays U.S. Aggregate Bond Index, 25% MSCI EAFE Index (Net)

Average Annual Total Returns
Class A		Class I†
1 Year	-6.71%	1 Year	-6.43%
5 Year	5.32	5 Year	N/A
10 Year	10.68	10 Year	N/A
Since Inception	N/A	Since Inception	-0.71
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

26

JNL/Vanguard Funds Funds of Funds Jackson National Asset Management, LLC (Unaudited)

Each Fund seeks to achieve its objective by investing in shares of a diversified group of other Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of Vanguard index mutual funds. The Schedules of Investments and Financial Statements for the Underlying Funds are available on the SEC’s website at www.sec.gov.

JNL/Vanguard Global Bond Market Index Fund

Composition as of December 31, 2018:
Domestic Fixed Income	50.1%
International Fixed Income	49.9
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Vanguard Global Bond Market Index Fund outperformed its primary benchmark by posting a return of 0.90% for Class A shares compared to -0.08% for the Bloomberg Barclays Global Aggregate Float - Adjusted Index. The Fund underperformed its blended benchmark of 1.54% for the 50% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, 50% Bloomberg Barclays U.S. Aggregate Float Adjusted Index. Fund performance tends to differ from that of its benchmark due primarily to the Fund’s operating and management expenses.

The investment objective of the Fund is to seek a balance between current income and growth of capital. The Fund seeks to achieve its objective by investing in shares of a diversified group of other Underlying Funds.

Under normal circumstances, the Fund will allocate its assets to the following Underlying Funds: Vanguard Total International Bond Index Fund Admiral Shares, Vanguard Total Bond Market Index Fund Admiral Shares, Vanguard Short-Term Bond Index Fund Admiral Shares, Vanguard Mortgage-Backed Securities Index Fund Admiral Shares, Vanguard Intermediate-Term Bond Index Fund Admiral Shares and Vanguard Long-Term Bond Index Fund Investor Shares.

The Fund is constructed of underlying Vanguard index mutual funds and is designed to passively track the performance and risk of its blended benchmark. As such, we expect the Fund’s performance and risk to closely mirror that of the blended benchmark index.

JNL/Vanguard International Stock Market Index Fund

Composition as of December 31, 2018:
International Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Vanguard International Stock Market Index Fund underperformed its primary benchmark by posting a return of -15.02% for Class A shares compared to -14.36% for the FTSE Global All Cap ex-US Index. Fund performance tends to differ from that of its benchmark due primarily to the Fund’s operating and management expenses.

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing in shares of a diversified group of other Underlying Funds.

Under normal circumstances, the Fund will allocate its assets to the following Underlying Funds: Vanguard Developed Markets Index Fund Admiral Shares, Vanguard FTSE All-World ex-US Index Fund Admiral Shares, Vanguard European Stock Index Fund Admiral Shares, Vanguard Pacific Stock Index Fund Admiral Shares, Vanguard Emerging Markets Stock Index Fund Admiral Shares, Vanguard FTSE All-World ex-US Small-Cap Index Fund Investor Shares and Vanguard Total International Stock Index Fund Admiral Shares.

The Fund is constructed of underlying Vanguard index mutual funds and is designed to passively track the performance and risk of the FTSE Global All Cap ex-US Index. As such, we expect the Fund’s performance and risk to closely mirror that of the index.

JNL/Vanguard U.S. Stock Market Index Fund

Composition as of December 31, 2018:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Vanguard U.S. Stock Market Index Fund underperformed its primary benchmark by posting a return of -5.79% for Class A shares compared to -5.17% for the CRSP U.S. Total Market Index. Fund performance tends to differ from that of its benchmark due primarily to the Fund’s operating and management expenses.

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing in shares of a diversified group of Underlying Funds.

Under normal circumstances, the Fund will allocate its assets to the following Underlying Funds: Vanguard Value Index Fund Admiral Shares, Vanguard Growth Index Fund Admiral Shares, Vanguard Large-Cap Index Fund Admiral Shares, Vanguard Total Stock Market Index Fund Admiral Shares, Vanguard Small-Cap Index Fund Admiral Shares and Vanguard Mid-Cap Index Fund Admiral Shares.

The Fund is constructed of underlying Vanguard index mutual funds and is designed to passively track the performance and risk of the CRSP U.S. Total Market Index. As such, we expect the Fund’s performance and risk to closely mirror that of the index.

27

JNL/Vanguard Funds Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL/Vanguard Global Bond Market Index Fund

††50% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, 50% Bloomberg Barclays U.S. Aggregate Float Adjusted Index

Average Annual Total Returns*
Class A‡		Class I†
1 Year	0.90%	1 Year	1.19%
Since Inception	1.10	Since Inception	1.42
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Vanguard International Stock Market Index Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-15.02%	1 Year	-14.74%
Since Inception	-8.94	Since Inception	-8.70
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Vanguard U.S. Stock Market Index Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-5.79%	1 Year	-5.41%
Since Inception	0.71	Since Inception	1.10
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

28

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares	Value ($)
JNL/American Funds Balanced Fund
INVESTMENT COMPANIES 100.0%
Global Balanced 100.0%
American Funds Insurance Series - Asset Allocation Fund - Class 1	49,131	1,046,003
Total Investment Companies (cost $1,135,544)		1,046,003
Total Investments 100.0% (cost $1,135,544)		1,046,003
Other Assets and Liabilities, Net (0.0)%		(220)
Total Net Assets 100.0%		1,045,783

JNL/American Funds Blue Chip Income and Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1 (a)	236,434	2,927,048
Total Investment Companies (cost $3,081,264)		2,927,048
Total Investments 100.0% (cost $3,081,264)		2,927,048
Other Assets and Liabilities, Net (0.0)%		(997)
Total Net Assets 100.0%		2,926,051

(a)  Investment in affiliate.

JNL/American Funds Capital Income Builder Fund
INVESTMENT COMPANIES 100.0%
Global Balanced 100.0%
American Funds Insurance Series - Capital Income Builder Fund - Class 1	2,615	24,500
Total Investment Companies (cost $25,534)		24,500
Total Investments 100.0% (cost $25,534)		24,500
Other Assets and Liabilities, Net (0.0)%		(7)
Total Net Assets 100.0%		24,493

JNL/American Funds Global Bond Fund
INVESTMENT COMPANIES 100.0%
Global Fixed Income 100.0%
American Funds Insurance Series - Global Bond Fund - Class 1 (a)	43,984	502,296
Total Investment Companies (cost $526,037)		502,296
Total Investments 100.0% (cost $526,037)		502,296
Other Assets and Liabilities, Net (0.0)%		(147)
Total Net Assets 100.0%		502,149

(a)  Investment in affiliate.

JNL/American Funds Global Small Capitalization Fund
INVESTMENT COMPANIES 100.0%
Global Equity 100.0%
American Funds Insurance Series - Global Small Capitalization Fund - Class 1 (a)	28,554	621,042
Total Investment Companies (cost $688,625)		621,042
Total Investments 100.0% (cost $688,625)		621,042
Other Assets and Liabilities, Net (0.0)%		(191)
Total Net Assets 100.0%		620,851

(a)  Investment in affiliate.

JNL/American Funds Growth-Income Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
American Funds Insurance Series - Growth-Income Fund - Class 1 (a)	135,334	6,142,818
Total Investment Companies (cost $6,218,992)		6,142,818
Total Investments 100.0% (cost $6,218,992)		6,142,818
Other Assets and Liabilities, Net (0.0)%		(2,348)
Total Net Assets 100.0%		6,140,470

(a)  Investment in affiliate.

	Shares	Value ($)
JNL/American Funds International Fund
INVESTMENT COMPANIES 100.0%
International Equity 100.0%
American Funds Insurance Series - International Fund - Class 1 (a)	98,174	1,733,746
Total Investment Companies (cost $1,921,504)		1,733,746
Total Investments 100.0% (cost $1,921,504)		1,733,746
Other Assets and Liabilities, Net (0.0)%		(641)
Total Net Assets 100.0%		1,733,105

(a)  Investment in affiliate.

JNL/American Funds New World Fund
INVESTMENT COMPANIES 100.0%
Emerging Markets Equity 100.0%
American Funds Insurance Series - New World Fund - Class 1 (a)	57,980	1,216,429
Total Investment Companies (cost $1,299,673)		1,216,429
Total Investments 100.0% (cost $1,299,673)		1,216,429
Other Assets and Liabilities, Net (0.0)%		(466)
Total Net Assets 100.0%		1,215,963

(a)  Investment in affiliate.

JNL/Vanguard Capital Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
Vanguard Variable Insurance Fund - Capital Growth Portfolio (a)	8,485	284,172
Total Investment Companies (cost $305,901)		284,172
Total Investments 100.0% (cost $305,901)		284,172
Other Assets and Liabilities, Net (0.0)%		(86)
Total Net Assets 100.0%		284,086

(a)  Investment in affiliate.

JNL/Vanguard Equity Income Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
Vanguard Variable Insurance Fund - Equity Income Portfolio (a)	7,502	159,338
Total Investment Companies (cost $174,170)		159,338
Total Investments 100.0% (cost $174,170)		159,338
Other Assets and Liabilities, Net (0.0)%		(47)
Total Net Assets 100.0%		159,291

(a)  Investment in affiliate.

JNL/Vanguard International Fund
INVESTMENT COMPANIES 100.0%
International Equity 100.0%
Vanguard Variable Insurance Fund - International Portfolio (a)	19,470	450,535
Total Investment Companies (cost $541,637)		450,535
Total Investments 100.0% (cost $541,637)		450,535
Other Assets and Liabilities, Net (0.0)%		(142)
Total Net Assets 100.0%		450,393

(a)  Investment in affiliate.

JNL/Vanguard Small Company Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
Vanguard Variable Insurance Fund - Small Company Growth Portfolio (a)	13,363	271,142
Total Investment Companies (cost $325,557)		271,142
Total Investments 100.0% (cost $325,557)		271,142
Other Assets and Liabilities, Net (0.0)%		(86)
Total Net Assets 100.0%		271,056

(a)  Investment in affiliate.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 39

29

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares	Value ($)
JNL Institutional Alt 25 Fund
INVESTMENT COMPANIES 100.0%
Alternative 25.1%
JNL Multi-Manager Alternative Fund - Class I (12.4%) (a)	13,642	133,968
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I (8.0%) (a)	3,004	32,559
JNL/AQR Managed Futures Strategy Fund - Class I (14.7%) (a)	4,287	32,835
JNL/BlackRock Global Long Short Credit Fund - Class I (15.6%) (a)	1,400	13,339
JNL/Boston Partners Global Long Short Equity Fund - Class I (25.3%) (a)	11,490	112,142
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I (24.0%) (a)	6,611	60,230
JNL/First State Global Infrastructure Fund - Class I (3.8%) (a)	2,578	32,745
JNL/Heitman U.S. Focused Real Estate Fund - Class I (22.1%) (a)	3,364	31,622
JNL/Invesco Global Real Estate Fund - Class I (1.0%) (a)	1,450	13,081
JNL/JPMorgan Hedged Equity Fund - Class I (26.0%) (a)	2,814	26,762
JNL/Neuberger Berman Currency Fund - Class I (27.7%) (a)	2,733	26,870
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I (18.8%) (a)	3,072	30,843
JNL/Nicholas Convertible Arbitrage Fund - Class I (17.3%) (a)	2,701	26,820
JNL/PPM America Long Short Credit Fund - Class I (25.3%) (a)	2,361	19,766
JNL/Westchester Capital Event Driven Fund - Class I (28.5%) (a)	6,828	67,397
		660,979
Domestic Equity 26.3%
JNL Multi-Manager Mid Cap Fund - Class I (12.7%) (a)	10,392	114,621
JNL Multi-Manager Small Cap Growth Fund - Class I (1.6%) (a)	1,256	31,173
JNL Multi-Manager Small Cap Value Fund - Class I (4.0%) (a)	3,805	43,267
JNL/DFA U.S. Small Cap Fund - Class I (12.9%) (a)	1,630	12,109
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (7.9%) (a)	8,711	108,364
JNL/Morningstar Wide Moat Index Fund - Class I (21.4%) (a)	11,028	102,449
JNL/T. Rowe Price Established Growth Fund - Class I (1.3%) (a)	2,784	109,434
JNL/T. Rowe Price Value Fund - Class I (2.7%) (a)	7,597	109,391
JNL/The London Company Focused U.S. Equity Fund - Class I (72.5%) (a)	5,260	63,799
		694,607
Domestic Fixed Income 17.9%
JNL/Crescent High Income Fund - Class I (6.5%) (a)	4,009	39,725
JNL/DoubleLine Core Fixed Income Fund - Class I (2.4%) (a)	6,482	87,709
JNL/DoubleLine Total Return Fund - Class I (6.9%) (a)	14,616	155,809
JNL/PIMCO Income Fund - Class I (5.7%) (a)	6,036	60,720
JNL/PIMCO Real Return Fund - Class I (1.5%) (a)	2,761	26,946
JNL/PPM America Total Return Fund - Class I (6.0%) (a)	5,869	67,489
JNL/Scout Unconstrained Bond Fund - Class I (8.7%) (a)	3,533	33,887
		472,285
Emerging Markets Equity 5.6%
JNL/GQG Emerging Markets Equity Fund - Class I (16.2%) (a)	8,317	74,688
JNL/Lazard Emerging Markets Fund - Class I (4.5%) (a)	3,618	33,323
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (8.5%) (a)	4,495	40,049
		148,060
Global Equity 5.6%
JNL/Harris Oakmark Global Equity Fund - Class I (11.8%) (a)	10,379	96,005
	Shares	Value ($)
JNL/Loomis Sayles Global Growth Fund - Class I (20.6%) (a)	5,854	51,808
		147,813
Global Fixed Income 2.5%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (4.3%) (a)	6,147	67,003
International Equity 13.9%
JNL Multi-Manager International Small Cap Fund - Class I (20.1%) (a)	6,267	50,697
JNL/Causeway International Value Select Fund - Class I (10.4%) (a)	10,859	155,068
JNL/WCM Focused International Equity Fund - Class I (12.0%) (a)	12,330	159,422
		365,187
International Fixed Income 3.1%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (16.1%) (a)	7,721	80,683
Total Investment Companies (cost $2,863,167)		2,636,617
Total Investments 100.0% (cost $2,863,167)		2,636,617
Other Assets and Liabilities, Net (0.0)%		(672)
Total Net Assets 100.0%		2,635,945

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Institutional Alt 50 Fund
INVESTMENT COMPANIES 100.0%
Alternative 50.2%
JNL Multi-Manager Alternative Fund - Class I (21.0%) (a)	23,033	226,183
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I (13.8%) (a)	5,193	56,291
JNL/AQR Managed Futures Strategy Fund - Class I (28.2%) (a)	8,228	63,026
JNL/BlackRock Global Long Short Credit Fund - Class I (27.1%) (a)	2,430	23,154
JNL/Boston Partners Global Long Short Equity Fund - Class I (44.0%) (a)	19,975	194,958
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I (46.2%) (a)	12,727	115,947
JNL/First State Global Infrastructure Fund - Class I (6.5%) (a)	4,468	56,747
JNL/Heitman U.S. Focused Real Estate Fund - Class I (30.5%) (a)	4,635	43,568
JNL/Invesco Global Real Estate Fund - Class I (1.7%) (a)	2,510	22,644
JNL/JPMorgan Hedged Equity Fund - Class I (44.9%) (a)	4,869	46,308
JNL/Neuberger Berman Currency Fund - Class I (48.1%) (a)	4,739	46,582
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I (32.9%) (a)	5,370	53,919
JNL/Nicholas Convertible Arbitrage Fund - Class I (30.0%) (a)	4,679	46,457
JNL/PPM America Long Short Credit Fund - Class I (44.0%) (a)	4,112	34,421
JNL/Westchester Capital Event Driven Fund - Class I (49.3%) (a)	11,806	116,526
		1,146,731
Domestic Equity 15.8%
JNL Multi-Manager Mid Cap Fund - Class I (6.7%) (a)	5,483	60,474
JNL Multi-Manager Small Cap Growth Fund - Class I (0.9%) (a)	651	16,157
JNL Multi-Manager Small Cap Value Fund - Class I (2.0%) (a)	1,880	21,381
JNL/DFA U.S. Small Cap Fund - Class I (1.7%) (a)	213	1,585
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (4.8%) (a)	5,321	66,189
JNL/Morningstar Wide Moat Index Fund - Class I (12.7%) (a)	6,554	60,885
JNL/T. Rowe Price Established Growth Fund - Class I (0.8%) (a)	1,699	66,770
JNL/T. Rowe Price Value Fund - Class I (1.6%) (a)	4,631	66,690
		360,131

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 39

30

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares	Value ($)
Domestic Fixed Income 14.0%
JNL/Crescent High Income Fund - Class I (3.8%) (a)	2,320	22,991
JNL/DoubleLine Core Fixed Income Fund - Class I (1.6%) (a)	4,313	58,356
JNL/DoubleLine Total Return Fund - Class I (4.9%) (a)	10,434	111,230
JNL/PIMCO Income Fund - Class I (3.9%) (a)	4,063	40,870
JNL/PIMCO Real Return Fund - Class I (1.0%) (a)	1,791	17,483
JNL/PPM America Total Return Fund - Class I (4.2%) (a)	4,061	46,703
JNL/Scout Unconstrained Bond Fund - Class I (6.0%) (a)	2,444	23,437
		321,070
Emerging Markets Equity 3.6%
JNL/GQG Emerging Markets Equity Fund - Class I (8.9%) (a)	4,573	41,062
JNL/Lazard Emerging Markets Fund - Class I (2.4%) (a)	1,883	17,337
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (4.9%) (a)	2,598	23,148
		81,547
Global Equity 3.4%
JNL/Harris Oakmark Global Equity Fund - Class I (6.1%) (a)	5,389	49,845
JNL/Loomis Sayles Global Growth Fund - Class I (11.1%) (a)	3,165	28,009
		77,854
Global Fixed Income 2.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (3.0%) (a)	4,260	46,438
International Equity 8.7%
JNL Multi-Manager International Small Cap Fund - Class I (10.9%) (a)	3,394	27,460
JNL/Causeway International Value Select Fund - Class I (5.7%) (a)	5,893	84,146
JNL/WCM Focused International Equity Fund - Class I (6.5%) (a)	6,678	86,349
		197,955
International Fixed Income 2.3%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (10.5%) (a)	5,016	52,411
Total Investment Companies (cost $2,450,840)		2,284,137
Total Investments 100.0% (cost $2,450,840)		2,284,137
Other Assets and Liabilities, Net (0.0)%		(609)
Total Net Assets 100.0%		2,283,528

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/American Funds Moderate Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 29.9%
American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	16,835	208,422
American Funds Insurance Series - Growth Fund - Class 1	2,777	194,257
American Funds Insurance Series - Growth-Income Fund - Class 1	5,229	237,371
		640,050
Domestic Fixed Income 37.2%
American Funds American High-Income Trust - Class R-6	9,028	86,576
American Funds Bond Fund of America - Class R-6	35,297	443,679
American Funds Inflation Linked Bond Fund - Class R-6	6,002	56,242
American Funds Intermediate Bond Fund of America - Class R-6	15,861	209,689
		796,186
Emerging Markets Equity 4.0%
American Funds New World Fund - Class R-6	1,489	85,304
	Shares	Value ($)
Global Equity 19.0%
American Funds Capital World Growth and Income Fund - Class R-6	1,093	46,767
American Funds Insurance Series - Global Growth Fund - Class 1	6,343	163,260
American Funds Insurance Series - International Growth and Income Fund - Class 1 (a)	7,616	116,903
American Funds SMALLCAP World Fund - Class R-6	1,676	80,267
		407,197
International Equity 5.1%
American Funds Insurance Series - International Fund - Class 1	6,195	109,402
International Fixed Income 4.8%
American Funds Emerging Markets Bond Fund - Class R-6 (a)	10,927	102,166
Total Investment Companies (cost $2,246,573)		2,140,305
Total Investments 100.0% (cost $2,246,573)		2,140,305
Other Assets and Liabilities, Net (0.0)%		(798)
Total Net Assets 100.0%		2,139,507

(a)  Investment in affiliate.

JNL/American Funds Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 38.3%
American Funds Insurance Series - Growth Fund - Class 1	3,917	274,071
American Funds Insurance Series - Growth-Income Fund - Class 1	7,055	320,217
American Washington Mutual Investors Fund - Class R-6	6,839	281,014
		875,302
Domestic Fixed Income 18.2%
American Funds American High-Income Trust - Class R-6	4,827	46,293
American Funds Bond Fund of America - Class R-6	19,064	239,640
American Funds Intermediate Bond Fund of America - Class R-6	9,935	131,339
		417,272
Emerging Markets Equity 6.1%
American Funds New World Fund - Class R-6	2,432	139,283
Global Equity 29.0%
American Funds Capital World Growth and Income Fund - Class R-6	3,066	131,219
American Funds Insurance Series - Global Growth Fund - Class 1	10,093	259,796
American Funds Insurance Series - International Growth and Income Fund - Class 1 (a)	9,049	138,900
American Funds SMALLCAP World Fund - Class R-6	2,798	134,013
		663,928
International Equity 6.0%
American Funds Insurance Series - International Fund - Class 1	7,796	137,675
International Fixed Income 2.4%
American Funds Emerging Markets Bond Fund - Class R-6 (a)	5,777	54,014
Total Investment Companies (cost $2,441,877)		2,287,474
Total Investments 100.0% (cost $2,441,877)		2,287,474
Other Assets and Liabilities, Net (0.0)%		(847)
Total Net Assets 100.0%		2,286,627

(a)  Investment in affiliate.

JNL/DFA Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Alternative 4.0%
DFA International Real Estate Securities Portfolio - Institutional Class	345	1,578
DFA Real Estate Securities Portfolio - Institutional Class	145	4,732
		6,310

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 39

31

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares	Value ($)
Domestic Equity 42.5%
DFA Enhanced U.S. Large Company Portfolio - Institutional Class	918	10,438
DFA U.S. Large Cap Value Portfolio - Institutional Class	323	10,370
DFA U.S. Large Company Portfolio - Institutional Class	1,637	31,610
DFA U.S. Small Cap Portfolio - Institutional Class	256	7,607
DFA U.S. Targeted Value Portfolio - Institutional Class	384	7,607
		67,632
Domestic Fixed Income 17.8%
DFA Investment Grade Portfolio - Institutional Class	1,501	15,762
DFA Short-Duration Real Return Portfolio - Institutional Class	245	2,358
DFA Short-Term Extended Quality Portfolio - Institutional Class	968	10,229
		28,349
Emerging Markets Equity 8.0%
DFA Emerging Markets Portfolio - Institutional Class	245	6,327
DFA Emerging Markets Small Cap Portfolio - Institutional Class	339	6,346
		12,673
International Equity 27.7%
DFA International Core Equity Portfolio - Institutional Class	2,849	33,336
DFA International Small Cap Value Portfolio - Institutional Class	646	10,759
		44,095
Total Investment Companies (cost $177,799)		159,059
Total Investments 100.0% (cost $177,799)		159,059
Other Assets and Liabilities, Net (0.0)%		(49)
Total Net Assets 100.0%		159,010

JNL/DFA Moderate Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Alternative 2.9%
DFA International Real Estate Securities Portfolio - Institutional Class	282	1,289
DFA Real Estate Securities Portfolio - Institutional Class	75	2,458
		3,747
Domestic Equity 33.0%
DFA Enhanced U.S. Large Company Portfolio - Institutional Class	547	6,223
DFA U.S. Large Cap Value Portfolio - Institutional Class	201	6,465
DFA U.S. Large Company Portfolio - Institutional Class	1,023	19,756
DFA U.S. Small Cap Portfolio - Institutional Class	154	4,579
DFA U.S. Targeted Value Portfolio - Institutional Class	247	4,901
		41,924
Domestic Fixed Income 38.5%
DFA Intermediate Term Extended Quality Portfolio - Institutional Class	515	5,260
DFA Investment Grade Portfolio - Institutional Class	2,193	23,027
DFA Short-Duration Real Return Portfolio - Institutional Class	405	3,895
DFA Short-Term Extended Quality Portfolio - Institutional Class	1,578	16,676
		48,858
Emerging Markets Equity 6.1%
DFA Emerging Markets Portfolio - Institutional Class	149	3,832
DFA Emerging Markets Small Cap Portfolio - Institutional Class	207	3,867
		7,699
International Equity 19.5%
DFA International Core Equity Portfolio - Institutional Class	1,634	19,118
	Shares	Value ($)
DFA International Small Cap Value Portfolio - Institutional Class	340	5,660
		24,778
Total Investment Companies (cost $140,180)		127,006
Total Investments 100.0% (cost $140,180)		127,006
Other Assets and Liabilities, Net (0.0)%		(41)
Total Net Assets 100.0%		126,965

JNL Moderate Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Alternative 5.5%
JNL Multi-Manager Alternative Fund - Class I (5.1%) (a)	5,569	54,690
JNL/Boston Partners Global Long Short Equity Fund - Class I (4.9%) (a)	2,217	21,636
JNL/First State Global Infrastructure Fund - Class I (1.2%) (a)	846	10,749
JNL/Heitman U.S. Focused Real Estate Fund - Class I (11.0%) (a)	1,667	15,666
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I (9.5%) (a)	1,548	15,537
		118,278
Domestic Balanced 11.3%
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I (5.0%) (a)	7,332	81,096
JNL/T. Rowe Price Capital Appreciation Fund - Class I (4.6%) (a)	11,720	163,018
		244,114
Domestic Equity 23.0%
JNL Multi-Manager Mid Cap Fund - Class I (10.5%) (a)	8,622	95,103
JNL Multi-Manager Small Cap Growth Fund - Class I (1.7%) (a)	1,267	31,427
JNL Multi-Manager Small Cap Value Fund - Class I (3.4%) (a)	3,185	36,216
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (6.5%) (a)	7,230	89,940
JNL/Morningstar Wide Moat Index Fund - Class I (13.3%) (a)	6,856	63,688
JNL/T. Rowe Price Established Growth Fund - Class I (1.0%) (a)	2,311	90,833
JNL/T. Rowe Price Value Fund - Class I (2.2%) (a)	6,286	90,513
		497,720
Domestic Fixed Income 26.7%
JNL/Crescent High Income Fund - Class I (7.1%) (a)	4,383	43,439
JNL/DoubleLine Core Fixed Income Fund - Class I (2.9%) (a)	7,723	104,496
JNL/DoubleLine Total Return Fund - Class I (7.8%) (a)	16,550	176,425
JNL/PIMCO Income Fund - Class I (6.2%) (a)	6,561	66,006
JNL/PIMCO Investment Grade Corporate Bond Fund - Class I (14.4%) (a)	5,518	60,584
JNL/PIMCO Real Return Fund - Class I (1.2%) (a)	2,252	21,983
JNL/PPM America Total Return Fund - Class I (6.4%) (a)	6,217	71,499
JNL/Scout Unconstrained Bond Fund - Class I (8.5%) (a)	3,451	33,097
		577,529
Emerging Markets Equity 6.6%
JNL/GQG Emerging Markets Equity Fund - Class I (14.4%) (a)	7,369	66,175
JNL/Lazard Emerging Markets Fund - Class I (4.4%) (a)	3,552	32,716
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (9.3%) (a)	4,898	43,644
		142,535
Global Equity 4.7%
JNL/Harris Oakmark Global Equity Fund - Class I (7.2%) (a)	6,308	58,351
JNL/Loomis Sayles Global Growth Fund - Class I (17.0%) (a)	4,832	42,762
		101,113

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 39

32

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares	Value ($)
Global Fixed Income 3.3%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (4.6%) (a)	6,527	71,146
International Equity 15.6%
JNL Multi-Manager International Small Cap Fund - Class I (16.7%) (a)	5,200	42,069
JNL/Causeway International Value Select Fund - Class I (9.7%) (a)	10,058	143,623
JNL/WCM Focused International Equity Fund - Class I (11.5%) (a)	11,793	152,483
		338,175
International Fixed Income 3.3%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (14.2%) (a)	6,830	71,369
Total Investment Companies (cost $2,338,031)		2,161,979
Total Investments 100.0% (cost $2,338,031)		2,161,979
Other Assets and Liabilities, Net (0.0)%		(500)
Total Net Assets 100.0%		2,161,479

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Alternative 5.2%
JNL Multi-Manager Alternative Fund - Class I (4.1%) (a)	4,490	44,088
JNL/Boston Partners Global Long Short Equity Fund - Class I (3.7%) (a)	1,666	16,260
JNL/First State Global Infrastructure Fund - Class I (1.2%) (a)	851	10,811
JNL/Heitman U.S. Focused Real Estate Fund - Class I (14.7%) (a)	2,235	21,008
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I (12.4%) (a)	2,020	20,277
		112,444
Domestic Balanced 4.1%
JNL/T. Rowe Price Capital Appreciation Fund - Class I (2.5%) (a)	6,292	87,526
Domestic Equity 34.8%
JNL Multi-Manager Mid Cap Fund - Class I (15.8%) (a)	12,938	142,702
JNL Multi-Manager Small Cap Growth Fund - Class I (2.2%) (a)	1,669	41,401
JNL Multi-Manager Small Cap Value Fund - Class I (4.7%) (a)	4,507	51,246
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (9.6%) (a)	10,598	131,845
JNL/Morningstar Wide Moat Index Fund - Class I (15.5%) (a)	8,000	74,323
JNL/T. Rowe Price Established Growth Fund - Class I (1.5%) (a)	3,259	128,121
JNL/T. Rowe Price Value Fund - Class I (3.3%) (a)	9,270	133,496
JNL/The Boston Company Equity Income Fund - Class I (18.2%) (a)	3,271	46,870
		750,004
Domestic Fixed Income 13.4%
JNL/Crescent High Income Fund - Class I (4.5%) (a)	2,743	27,182
JNL/DoubleLine Core Fixed Income Fund - Class I (1.5%) (a)	4,101	55,493
JNL/DoubleLine Total Return Fund - Class I (5.0%) (a)	10,458	111,486
JNL/PIMCO Income Fund - Class I (3.7%) (a)	3,861	38,838
JNL/PIMCO Investment Grade Corporate Bond Fund - Class I (9.2%) (a)	3,544	38,915
JNL/PIMCO Real Return Fund - Class I (0.9%) (a)	1,702	16,607
		288,521
Emerging Markets Equity 9.0%
JNL/GQG Emerging Markets Equity Fund - Class I (20.7%) (a)	10,641	95,559
JNL/Lazard Emerging Markets Fund - Class I (5.2%) (a)	4,186	38,554
	Shares	Value ($)
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (13.0%) (a)	6,826	60,819
		194,932
Global Equity 7.9%
JNL/Harris Oakmark Global Equity Fund - Class I (11.7%) (a)	10,300	95,274
JNL/Loomis Sayles Global Growth Fund - Class I (29.9%) (a)	8,498	75,206
		170,480
Global Fixed Income 1.5%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (2.1%) (a)	3,030	33,025
International Equity 22.0%
JNL Multi-Manager International Small Cap Fund - Class I (29.0%) (a)	9,048	73,196
JNL/Causeway International Value Select Fund - Class I (12.9%) (a)	13,401	191,362
JNL/WCM Focused International Equity Fund - Class I (15.7%) (a)	16,130	208,565
		473,123
International Fixed Income 2.1%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (8.8%) (a)	4,230	44,206
Total Investment Companies (cost $2,390,606)		2,154,261
Total Investments 100.0% (cost $2,390,606)		2,154,261
Other Assets and Liabilities, Net (0.0)%		(476)
Total Net Assets 100.0%		2,153,785

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Aggressive Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Alternative 5.0%
JNL Multi-Manager Alternative Fund - Class I (1.3%) (a)	1,406	13,812
JNL/Boston Partners Global Long Short Equity Fund - Class I (3.1%) (a)	1,388	13,547
JNL/First State Global Infrastructure Fund - Class I (1.6%) (a)	1,066	13,537
JNL/Heitman U.S. Focused Real Estate Fund - Class I (9.2%) (a)	1,402	13,179
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I (8.0%) (a)	1,310	13,150
		67,225
Domestic Equity 41.0%
JNL Multi-Manager Mid Cap Fund - Class I (10.1%) (a)	8,313	91,691
JNL Multi-Manager Small Cap Growth Fund - Class I (1.5%) (a)	1,158	28,720
JNL Multi-Manager Small Cap Value Fund - Class I (3.3%) (a)	3,091	35,149
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (7.1%) (a)	7,915	98,459
JNL/Morningstar Wide Moat Index Fund - Class I (12.4%) (a)	6,387	59,332
JNL/T. Rowe Price Established Growth Fund - Class I (1.1%) (a)	2,525	99,274
JNL/T. Rowe Price Value Fund - Class I (2.5%) (a)	6,902	99,384
JNL/The Boston Company Equity Income Fund - Class I (13.8%) (a)	2,490	35,678
		547,687
Domestic Fixed Income 7.6%
JNL/Crescent High Income Fund - Class I (2.2%) (a)	1,378	13,658
JNL/DoubleLine Core Fixed Income Fund - Class I (1.1%) (a)	3,093	41,854
JNL/DoubleLine Total Return Fund - Class I (2.0%) (a)	4,273	45,550
		101,062
Emerging Markets Equity 10.1%
JNL/GQG Emerging Markets Equity Fund - Class I (14.5%) (a)	7,436	66,780
JNL/Lazard Emerging Markets Fund - Class I (3.7%) (a)	2,976	27,411

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 39

33

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares	Value ($)
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (8.8%) (a)	4,629	41,247
		135,438
Global Equity 11.2%
JNL/Harris Oakmark Global Equity Fund - Class I (11.8%) (a)	10,356	95,792
JNL/Loomis Sayles Global Growth Fund - Class I (21.3%) (a)	6,050	53,543
		149,335
International Equity 24.1%
JNL Multi-Manager International Small Cap Fund - Class I (20.7%) (a)	6,438	52,080
JNL/Causeway International Value Select Fund - Class I (9.0%) (a)	9,356	133,601
JNL/WCM Focused International Equity Fund - Class I (10.3%) (a)	10,561	136,550
		322,231
International Fixed Income 1.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (2.8%) (a)	1,329	13,889
Total Investment Companies (cost $1,511,220)		1,336,867
Total Investments 100.0% (cost $1,511,220)		1,336,867
Other Assets and Liabilities, Net (0.0)%		(305)
Total Net Assets 100.0%		1,336,562

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Franklin Templeton Founding Strategy Fund
INVESTMENT COMPANIES 100.0%
Domestic Balanced 33.8%
JNL/Franklin Templeton Income Fund - Class I (19.1%) (a)	37,966	397,130
Global Equity 66.2%
JNL/Franklin Templeton Global Fund - Class I (47.3%) (a)	41,631	388,415
JNL/Franklin Templeton Mutual Shares Fund - Class I (40.3%) (a)	38,334	391,005
		779,420
Total Investment Companies (cost $1,335,176)		1,176,550
Total Investments 100.0% (cost $1,335,176)		1,176,550
Other Assets and Liabilities, Net (0.0)%		(202)
Total Net Assets 100.0%		1,176,348

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Mellon Capital 10 x 10 Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 79.3%
JNL/Mellon Capital JNL 5 Fund - Class I (6.9%) (a)	14,704	202,912
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class I (1.5%) (a)	2,166	39,588
JNL/Mellon Capital S&P 500 Index Fund - Class I (0.6%) (a)	2,025	40,483
JNL/Mellon Capital Small Cap Index Fund - Class I (1.8%) (a)	2,406	39,216
		322,199
Domestic Fixed Income 10.5%
JNL/Mellon Capital Bond Index Fund - Class I (3.8%) (a)	3,607	42,741
International Equity 10.2%
JNL/Mellon Capital International Index Fund - Class I (2.5%) (a)	3,312	41,341
Total Investment Companies (cost $440,896)		406,281
Total Investments 100.0% (cost $440,896)		406,281
Other Assets and Liabilities, Net (0.0)%		(63)
Total Net Assets 100.0%		406,218

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

	Shares	Value ($)
JNL/Mellon Capital Index 5 Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 58.0%
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class I (6.2%) (a)	9,092	166,193
JNL/Mellon Capital S&P 500 Index Fund - Class I (2.3%) (a)	8,540	170,722
JNL/Mellon Capital Small Cap Index Fund - Class I (7.4%) (a)	9,924	161,754
		498,669
Domestic Fixed Income 21.6%
JNL/Mellon Capital Bond Index Fund - Class I (16.6%) (a)	15,631	185,233
International Equity 20.4%
JNL/Mellon Capital International Index Fund - Class I (10.7%) (a)	14,030	175,100
Total Investment Companies (cost $953,371)		859,002
Total Investments 100.0% (cost $953,371)		859,002
Other Assets and Liabilities, Net (0.0)%		(126)
Total Net Assets 100.0%		858,876

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/S&P 4 Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
JNL/S&P Competitive Advantage Fund - Class I (62.0%) (a)	95,452	1,486,184
JNL/S&P Dividend Income & Growth Fund - Class I (32.5%) (a)	109,071	1,482,277
JNL/S&P Intrinsic Value Fund - Class I (66.4%) (a)	108,936	1,457,565
JNL/S&P Total Yield Fund - Class I (78.2%) (a)	124,048	1,458,803
Total Investment Companies (cost $6,202,214)		5,884,829
Total Investments 100.0% (cost $6,202,214)		5,884,829
Other Assets and Liabilities, Net (0.0)%		(852)
Total Net Assets 100.0%		5,883,977

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/S&P Managed Conservative Fund
INVESTMENT COMPANIES 100.0%
Alternative 3.0%
JNL Multi-Manager Alternative Fund - Class I (3.4%) (a)	3,737	36,693
JNL/Invesco Global Real Estate Fund - Class I (0.0%) (a)	4	37
		36,730
Domestic Equity 14.6%
JNL Multi-Manager Mid Cap Fund - Class I (1.3%) (a)	1,064	11,737
JNL Multi-Manager Small Cap Growth Fund - Class I (0.6%) (a)	469	11,640
JNL Multi-Manager Small Cap Value Fund - Class I (1.1%) (a)	1,026	11,663
JNL/ClearBridge Large Cap Growth Fund - Class I (2.1%) (a)	1,079	11,725
JNL/DFA U.S. Core Equity Fund - Class I (2.2%) (a)	1,790	23,398
JNL/Invesco Diversified Dividend Fund - Class I (2.5%) (a)	1,239	11,873
JNL/JPMorgan MidCap Growth Fund - Class I (1.3%) (a)	776	23,616
JNL/MFS Mid Cap Value Fund - Class I (1.0%) (a)	1,134	11,504
JNL/T. Rowe Price Established Growth Fund - Class I (0.3%) (a)	596	23,425
JNL/T. Rowe Price Value Fund - Class I (0.9%) (a)	2,462	35,450
JNL/WMC Value Fund - Class I (0.2%) (a)	126	2,411
		178,442
Domestic Fixed Income 67.4%
JNL/Crescent High Income Fund - Class I (6.0%) (a)	3,670	36,365
JNL/DoubleLine Core Fixed Income Fund - Class I (1.7%) (a)	4,555	61,631

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 39

34

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares	Value ($)
JNL/DoubleLine Total Return Fund - Class I (4.9%) (a)	10,429	111,170
JNL/Goldman Sachs Core Plus Bond Fund - Class I (3.8%) (a)	3,248	37,032
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (4.4%) (a)	3,705	49,496
JNL/PIMCO Income Fund - Class I (5.8%) (a)	6,124	61,604
JNL/PIMCO Real Return Fund - Class I (5.6%) (a)	10,112	98,695
JNL/PPM America Floating Rate Income Fund - Class I (1.5%) (a)	2,402	24,311
JNL/PPM America High Yield Bond Fund - Class I (2.7%) (a)	4,232	60,131
JNL/PPM America Low Duration Bond Fund - Class I (12.5%) (a)	8,579	86,216
JNL/PPM America Total Return Fund - Class I (7.7%) (a)	7,495	86,192
JNL/Scout Unconstrained Bond Fund - Class I (6.3%) (a)	2,579	24,735
JNL/T. Rowe Price Short-Term Bond Fund - Class I (5.0%) (a)	8,735	86,215
		823,793
Global Equity 1.0%
JNL/Oppenheimer Global Growth Fund - Class I (0.5%) (a)	745	11,836
Global Fixed Income 9.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (5.6%) (a)	7,868	85,763
JNL/Neuberger Berman Strategic Income Fund - Class I (3.6%) (a)	2,299	24,532
		110,295
International Equity 3.0%
JNL/Causeway International Value Select Fund - Class I (0.8%) (a)	842	12,027
JNL/Invesco International Growth Fund - Class I (1.1%) (a)	978	12,088
JNL/WCM Focused International Equity Fund - Class I (0.9%) (a)	932	12,051
		36,166
International Fixed Income 2.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (2.5%) (a)	1,178	12,309
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I (4.5%) (a)	1,165	12,398
		24,707
Total Investment Companies (cost $1,270,793)		1,221,969
Total Investments 100.0% (cost $1,270,793)		1,221,969
Other Assets and Liabilities, Net (0.0)%		(314)
Total Net Assets 100.0%		1,221,655

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/S&P Managed Moderate Fund
INVESTMENT COMPANIES 100.0%
Alternative 3.5%
JNL Multi-Manager Alternative Fund - Class I (8.5%) (a)	9,338	91,697
JNL/Invesco Global Real Estate Fund - Class I (0.6%) (a)	913	8,233
		99,930
Domestic Equity 29.0%
JNL Multi-Manager Mid Cap Fund - Class I (3.3%) (a)	2,727	30,075
JNL Multi-Manager Small Cap Growth Fund - Class I (1.5%) (a)	1,146	28,433
JNL Multi-Manager Small Cap Value Fund - Class I (2.9%) (a)	2,727	31,012
JNL/BlackRock Large Cap Select Growth Fund - Class I (0.9%) (a)	835	29,607
JNL/ClearBridge Large Cap Growth Fund - Class I (7.9%) (a)	4,142	45,021
JNL/DFA U.S. Core Equity Fund - Class I (2.6%) (a)	2,193	28,661
JNL/Invesco Diversified Dividend Fund - Class I (18.4%) (a)	9,228	88,402
JNL/Invesco Small Cap Growth Fund - Class I (1.5%) (a)	1,231	27,622
	Shares	Value ($)
JNL/JPMorgan MidCap Growth Fund - Class I (3.2%) (a)	1,954	59,471
JNL/MFS Mid Cap Value Fund - Class I (1.7%) (a)	2,038	20,671
JNL/T. Rowe Price Established Growth Fund - Class I (2.7%) (a)	5,965	234,505
JNL/T. Rowe Price Value Fund - Class I (4.4%) (a)	12,242	176,286
JNL/WMC Value Fund - Class I (2.4%) (a)	1,586	30,410
		830,176
Domestic Fixed Income 48.8%
JNL/Crescent High Income Fund - Class I (15.1%) (a)	9,269	91,854
JNL/DoubleLine Core Fixed Income Fund - Class I (2.1%) (a)	5,546	75,035
JNL/DoubleLine Total Return Fund - Class I (9.9%) (a)	20,886	222,649
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (7.9%) (a)	6,616	88,387
JNL/PIMCO Income Fund - Class I (8.0%) (a)	8,447	84,983
JNL/PIMCO Real Return Fund - Class I (10.5%) (a)	18,968	185,129
JNL/PPM America High Yield Bond Fund - Class I (5.5%) (a)	8,433	119,835
JNL/PPM America Low Duration Bond Fund - Class I (25.2%) (a)	17,310	173,963
JNL/PPM America Total Return Fund - Class I (14.0%) (a)	13,621	156,642
JNL/Scout Unconstrained Bond Fund - Class I (14.1%) (a)	5,733	54,981
JNL/T. Rowe Price Short-Term Bond Fund - Class I (8.3%) (a)	14,392	142,050
		1,395,508
Emerging Markets Equity 1.4%
JNL/Lazard Emerging Markets Fund - Class I (3.8%) (a)	3,064	28,217
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (2.6%) (a)	1,364	12,150
		40,367
Global Equity 1.1%
JNL/Oppenheimer Global Growth Fund - Class I (1.5%) (a)	2,029	32,250
Global Fixed Income 9.1%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (14.2%) (a)	20,156	219,705
JNL/Neuberger Berman Strategic Income Fund - Class I (5.8%) (a)	3,730	39,796
		259,501
International Equity 5.0%
JNL/Causeway International Value Select Fund - Class I (1.9%) (a)	1,950	27,842
JNL/Invesco International Growth Fund - Class I (3.0%) (a)	2,638	32,605
JNL/Lazard International Strategic Equity Fund - Class I (14.6%) (a)	1,849	22,092
JNL/WCM Focused International Equity Fund - Class I (4.5%) (a)	4,657	60,220
		142,759
International Fixed Income 2.1%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (6.2%) (a)	2,978	31,120
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I (10.9%) (a)	2,848	30,300
		61,420
Total Investment Companies (cost $3,017,356)		2,861,911
Total Investments 100.0% (cost $3,017,356)		2,861,911
Other Assets and Liabilities, Net (0.0)%		(674)
Total Net Assets 100.0%		2,861,237

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/S&P Managed Moderate Growth Fund
INVESTMENT COMPANIES 100.0%
Alternative 4.1%
JNL Multi-Manager Alternative Fund - Class I (16.3%) (a)	17,966	176,429

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 39

35

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares	Value ($)
JNL/Invesco Global Real Estate Fund - Class I (3.6%) (a)	5,156	46,508
		222,937
Domestic Equity 43.5%
JNL Multi-Manager Mid Cap Fund - Class I (11.4%) (a)	9,319	102,784
JNL Multi-Manager Small Cap Growth Fund - Class I (3.3%) (a)	2,530	62,783
JNL Multi-Manager Small Cap Value Fund - Class I (10.0%) (a)	9,465	107,612
JNL/BlackRock Large Cap Select Growth Fund - Class I (6.3%) (a)	5,738	203,521
JNL/ClearBridge Large Cap Growth Fund - Class I (20.1%) (a)	10,531	114,468
JNL/Invesco Diversified Dividend Fund - Class I (25.3%) (a)	12,680	121,474
JNL/Invesco Small Cap Growth Fund - Class I (3.1%) (a)	2,466	55,340
JNL/JPMorgan MidCap Growth Fund - Class I (7.2%) (a)	4,429	134,821
JNL/MFS Mid Cap Value Fund - Class I (3.5%) (a)	4,213	42,719
JNL/PPM America Mid Cap Value Fund - Class I (4.8%) (a)	2,223	25,140
JNL/T. Rowe Price Established Growth Fund - Class I (7.9%) (a)	17,349	681,973
JNL/T. Rowe Price Value Fund - Class I (13.5%) (a)	38,071	548,218
JNL/WMC Value Fund - Class I (14.3%) (a)	9,430	180,779
		2,381,632
Domestic Fixed Income 32.7%
JNL/Crescent High Income Fund - Class I (20.0%) (a)	12,297	121,861
JNL/DoubleLine Core Fixed Income Fund - Class I (1.9%) (a)	5,044	68,241
JNL/DoubleLine Total Return Fund - Class I (8.1%) (a)	17,001	181,230
JNL/Goldman Sachs Core Plus Bond Fund - Class I (5.5%) (a)	4,632	52,805
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (7.9%) (a)	6,589	88,031
JNL/PIMCO Income Fund - Class I (13.1%) (a)	13,830	139,135
JNL/PIMCO Real Return Fund - Class I (12.3%) (a)	22,325	217,889
JNL/PPM America High Yield Bond Fund - Class I (7.9%) (a)	12,207	173,460
JNL/PPM America Low Duration Bond Fund - Class I (39.4%) (a)	27,064	271,998
JNL/PPM America Total Return Fund - Class I (16.1%) (a)	15,642	179,881
JNL/Scout Unconstrained Bond Fund - Class I (21.3%) (a)	8,655	83,006
JNL/T. Rowe Price Short-Term Bond Fund - Class I (12.4%) (a)	21,503	212,234
		1,789,771
Emerging Markets Equity 2.8%
JNL/GQG Emerging Markets Equity Fund - Class I (4.6%) (a)	2,374	21,323
JNL/Lazard Emerging Markets Fund - Class I (7.4%) (a)	5,921	54,529
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (16.9%) (a)	8,892	79,226
		155,078
Global Equity 3.2%
JNL/Oppenheimer Global Growth Fund - Class I (7.9%) (a)	11,093	176,266
Global Fixed Income 5.5%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (19.4%) (a)	27,515	299,911
International Equity 6.1%
JNL/Causeway International Value Select Fund - Class I (5.8%) (a)	6,000	85,683
JNL/Invesco International Growth Fund - Class I (6.9%) (a)	5,991	74,055
JNL/Lazard International Strategic Equity Fund - Class I (18.3%) (a)	2,311	27,613
JNL/WCM Focused International Equity Fund - Class I (11.0%) (a)	11,266	145,672
		333,023
	Shares	Value ($)
International Fixed Income 2.1%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (11.9%) (a)	5,687	59,431
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I (20.7%) (a)	5,421	57,679
		117,110
Total Investment Companies (cost $5,880,277)		5,475,728
Total Investments 100.0% (cost $5,880,277)		5,475,728
Other Assets and Liabilities, Net (0.0)%		(1,237)
Total Net Assets 100.0%		5,474,491

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/S&P Managed Growth Fund
INVESTMENT COMPANIES 100.0%
Alternative 4.0%
JNL Multi-Manager Alternative Fund - Class I (13.9%) (a)	15,308	150,327
JNL/Invesco Global Real Estate Fund - Class I (3.4%) (a)	4,931	44,478
		194,805
Domestic Equity 59.7%
JNL Multi-Manager Mid Cap Fund - Class I (10.0%) (a)	8,230	90,777
JNL Multi-Manager Small Cap Growth Fund - Class I (5.5%) (a)	4,239	105,160
JNL Multi-Manager Small Cap Value Fund - Class I (9.1%) (a)	8,608	97,876
JNL/BlackRock Large Cap Select Growth Fund - Class I (11.4%) (a)	10,396	368,752
JNL/ClearBridge Large Cap Growth Fund - Class I (30.9%) (a)	16,205	176,154
JNL/Invesco Diversified Dividend Fund - Class I (24.6%) (a)	12,342	118,239
JNL/Invesco Small Cap Growth Fund - Class I (2.7%) (a)	2,204	49,455
JNL/JPMorgan MidCap Growth Fund - Class I (5.8%) (a)	3,535	107,595
JNL/MFS Mid Cap Value Fund - Class I (5.1%) (a)	6,092	61,771
JNL/PPM America Mid Cap Value Fund - Class I (2.8%) (a)	1,275	14,424
JNL/T. Rowe Price Established Growth Fund - Class I (8.1%) (a)	17,973	706,509
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I (3.7%) (a)	4,364	195,405
JNL/T. Rowe Price Value Fund - Class I (15.8%) (a)	44,447	640,043
JNL/WMC Value Fund - Class I (16.6%) (a)	10,926	209,448
		2,941,608
Domestic Fixed Income 17.4%
JNL/Crescent High Income Fund - Class I (17.1%) (a)	10,517	104,219
JNL/DoubleLine Core Fixed Income Fund - Class I (0.2%) (a)	431	5,830
JNL/DoubleLine Total Return Fund - Class I (2.4%) (a)	5,009	53,397
JNL/PIMCO Income Fund - Class I (10.4%) (a)	10,913	109,788
JNL/PIMCO Real Return Fund - Class I (6.5%) (a)	11,709	114,283
JNL/PPM America High Yield Bond Fund - Class I (4.6%) (a)	7,028	99,861
JNL/PPM America Low Duration Bond Fund - Class I (15.6%) (a)	10,725	107,783
JNL/PPM America Total Return Fund - Class I (8.9%) (a)	8,638	99,342
JNL/Scout Unconstrained Bond Fund - Class I (13.5%) (a)	5,495	52,699
JNL/T. Rowe Price Short-Term Bond Fund - Class I (6.3%) (a)	10,935	107,931
		855,133
Emerging Markets Equity 4.0%
JNL/GQG Emerging Markets Equity Fund - Class I (7.3%) (a)	3,729	33,483
JNL/Lazard Emerging Markets Fund - Class I (11.6%) (a)	9,270	85,381

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 39

36

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares	Value ($)
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (16.9%) (a)	8,874	79,064
		197,928
Global Equity 5.6%
JNL/Oppenheimer Global Growth Fund - Class I (12.5%) (a)	17,485	277,833
International Equity 7.2%
JNL/Causeway International Value Select Fund - Class I (6.4%) (a)	6,607	94,344
JNL/Invesco International Growth Fund - Class I (5.8%) (a)	5,097	62,993
JNL/Lazard International Strategic Equity Fund - Class I (17.6%) (a)	2,229	26,635
JNL/WCM Focused International Equity Fund - Class I (12.9%) (a)	13,234	171,120
		355,092
International Fixed Income 2.1%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (10.6%) (a)	5,093	53,222
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I (17.8%) (a)	4,643	49,399
		102,621
Total Investment Companies (cost $5,346,686)		4,925,020
Total Investments 100.0% (cost $5,346,686)		4,925,020
Other Assets and Liabilities, Net (0.0)%		(1,099)
Total Net Assets 100.0%		4,923,921

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/S&P Managed Aggressive Growth Fund
INVESTMENT COMPANIES 100.0%
Alternative 3.9%
JNL Multi-Manager Alternative Fund - Class I (5.5%) (a)	6,071	59,613
JNL/Invesco Global Real Estate Fund - Class I (1.5%) (a)	2,133	19,243
		78,856
Domestic Equity 67.6%
JNL Multi-Manager Mid Cap Fund - Class I (3.7%) (a)	3,051	33,650
JNL Multi-Manager Small Cap Growth Fund - Class I (2.2%) (a)	1,696	42,075
JNL Multi-Manager Small Cap Value Fund - Class I (4.6%) (a)	4,341	49,355
JNL/BlackRock Large Cap Select Growth Fund - Class I (5.3%) (a)	4,853	172,123
JNL/ClearBridge Large Cap Growth Fund - Class I (17.7%) (a)	9,302	101,116
JNL/Invesco Diversified Dividend Fund - Class I (18.5%) (a)	9,291	89,007
JNL/Invesco Small Cap Growth Fund - Class I (1.4%) (a)	1,094	24,558
JNL/JPMorgan MidCap Growth Fund - Class I (3.3%) (a)	1,999	60,842
JNL/MFS Mid Cap Value Fund - Class I (1.9%) (a)	2,272	23,042
JNL/T. Rowe Price Established Growth Fund - Class I (3.2%) (a)	7,137	280,579
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I (1.9%) (a)	2,305	103,213
JNL/T. Rowe Price Value Fund - Class I (7.0%) (a)	19,620	282,532
JNL/WMC Value Fund - Class I (7.2%) (a)	4,762	91,296
		1,353,388
Domestic Fixed Income 7.1%
JNL/DoubleLine Total Return Fund - Class I (0.9%) (a)	1,936	20,635
JNL/PIMCO Income Fund - Class I (1.3%) (a)	1,399	14,074
JNL/PPM America High Yield Bond Fund - Class I (1.8%) (a)	2,755	39,144
JNL/PPM America Total Return Fund - Class I (1.8%) (a)	1,761	20,254
JNL/Scout Unconstrained Bond Fund - Class I (2.1%) (a)	846	8,109
	Shares	Value ($)
JNL/T. Rowe Price Short-Term Bond Fund - Class I (2.4%) (a)	4,137	40,834
		143,050
Emerging Markets Equity 5.2%
JNL/GQG Emerging Markets Equity Fund - Class I (4.7%) (a)	2,404	21,587
JNL/Lazard Emerging Markets Fund - Class I (5.5%) (a)	4,400	40,527
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (8.7%) (a)	4,599	40,978
		103,092
Global Equity 6.0%
JNL/Oppenheimer Global Growth Fund - Class I (5.4%) (a)	7,569	120,267
International Equity 9.2%
JNL/Causeway International Value Select Fund - Class I (3.7%) (a)	3,829	54,676
JNL/Invesco International Growth Fund - Class I (2.0%) (a)	1,762	21,774
JNL/Lazard International Strategic Equity Fund - Class I (9.1%) (a)	1,149	13,730
JNL/WCM Focused International Equity Fund - Class I (7.2%) (a)	7,341	94,917
		185,097
International Fixed Income 1.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (4.0%) (a)	1,910	19,964
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I (0.2%) (a)	58	617
		20,581
Total Investment Companies (cost $2,185,259)		2,004,331
Total Investments 100.0% (cost $2,185,259)		2,004,331
Other Assets and Liabilities, Net (0.0)%		(462)
Total Net Assets 100.0%		2,003,869

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Vanguard Global Bond Market Index Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 50.1%
Vanguard Intermediate-Term Bond Index Fund - Admiral Shares	468	5,160
Vanguard Long-Term Bond Index Fund - Investor Shares	333	4,409
Vanguard Mortgage-Backed Securities Index Fund - Admiral Shares	275	5,664
Vanguard Short-Term Bond Index Fund - Admiral Shares	958	9,871
Vanguard Total Bond Market Index Fund - Admiral Shares	1,030	10,762
		35,866
International Fixed Income 49.9%
Vanguard Total International Bond Index Fund - Admiral Shares	1,644	35,655
Total Investment Companies (cost $71,741)		71,521
Total Investments 100.0% (cost $71,741)		71,521
Other Assets and Liabilities, Net (0.0)%		(15)
Total Net Assets 100.0%		71,506

JNL/Vanguard International Stock Market Index Fund
INVESTMENT COMPANIES 100.0%
International Equity 100.0%
Vanguard Developed Markets Index Fund - Admiral Shares	7,029	84,074
Vanguard Emerging Markets Stock Index Fund - Admiral Shares	1,284	40,773
Vanguard European Stock Index Fund - Admiral Shares	534	32,512
Vanguard FTSE All-World ex-US Index Fund - Admiral Shares	718	20,365
Vanguard FTSE All-World ex-US Small-Cap Index Fund - Investor Shares	62	2,249

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 39

37

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares	Value ($)
Vanguard Pacific Stock Index Fund - Admiral Shares	313	23,548
Vanguard Total International Stock Index Fund - Admiral Shares	891	22,612
Total Investment Companies (cost $266,766)		226,133
Total Investments 100.0% (cost $266,766)		226,133
Other Assets and Liabilities, Net (0.0)%		(70)
Total Net Assets 100.0%		226,063

JNL/Vanguard U.S. Stock Market Index Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
Vanguard Growth Index Fund - Admiral Shares	700	48,369
Vanguard Large-Cap Index Fund - Admiral Shares	1,005	58,274
Vanguard Mid-Cap Index Fund - Admiral Shares	49	8,306
Vanguard Small-Cap Index Fund - Admiral Shares	366	23,127
Vanguard Total Stock Market Index Fund - Admiral Shares	1,309	81,288
Vanguard Value Index Fund - Admiral Shares	1,351	51,575
Total Investment Companies (cost $297,596)		270,939
Total Investments 100.0% (cost $297,596)		270,939
Other Assets and Liabilities, Net (0.0)%		(74)
Total Net Assets 100.0%		270,865

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 39

38

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

Abbreviations:

CAPE - Cyclically Adjusted Price Earnings
FTSE - Financial Times and the London Stock Exchange
S&P - Standard & Poor's

Long Term Investments in Affiliates

The Funds of Funds, except for JNL/American Funds Funds of Funds, JNL DFA/Funds and JNL/Vanguard Funds Funds of Funds, invested solely in shares of other affiliated Funds advised by Jackson National Asset Management, LLC. The JNL/American Funds Funds of Funds, JNL DFA Funds and JNL Vanguard Funds Funds of Funds may invest in underlying funds that are considered affiliated companies. As defined by the 1940 Act, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities. Based on each Fund’s relative ownership for all or some portion of the year ended December 31, 2018, certain Funds of Funds may be deemed an affiliated person thereof under the 1940 Act. JNL/American Funds Master Feeder Funds and JNL/Vanguard Funds Master Feeder Funds invest primarily all of their investable assets in the respective Master Fund. Due to their ownership of more than 5% of the shares of the Master Fund, certain Master Feeder Funds may be deemed an affiliated person thereof under the 1940 Act. The following table details each Fund's long term investments in affiliates held during the year ended December 31, 2018.

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/American Funds Blue Chip Income and Growth Fund
American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	3,451,583	349,187	277,590	326,045	102,200	(698,332)	2,927,048	100.0
	3,451,583	349,187	277,590	326,045	102,200	(698,332)	2,927,048	100.0
JNL/American Funds Global Bond Fund
American Funds Insurance Series - Global Bond Fund - Class 1	520,376	79,078	75,330	14,163	(3,950)	(17,878)	502,296	100.0
	520,376	79,078	75,330	14,163	(3,950)	(17,878)	502,296	100.0
JNL/American Funds Global Small Capitalization Fund
American Funds Insurance Series - Global Small Capitalization Fund - Class 1	682,363	85,956	40,003	34,070	9,116	(116,390)	621,042	100.0
	682,363	85,956	40,003	34,070	9,116	(116,390)	621,042	100.0
JNL/American Funds Growth-Income Fund
American Funds Insurance Series - Growth-Income Fund - Class 1	5,854,309	1,068,186	113,653	541,755	34,285	(700,309)	6,142,818	100.0
	5,854,309	1,068,186	113,653	541,755	34,285	(700,309)	6,142,818	100.0
JNL/American Funds International Fund
American Funds Insurance Series - International Fund - Class 1	2,024,311	259,803	150,356	136,162	20,108	(420,120)	1,733,746	100.0
	2,024,311	259,803	150,356	136,162	20,108	(420,120)	1,733,746	100.0
JNL/American Funds New World Fund
American Funds Insurance Series - New World Fund - Class 1	1,409,466	161,605	104,037	52,813	5,208	(255,813)	1,216,429	100.0
	1,409,466	161,605	104,037	52,813	5,208	(255,813)	1,216,429	100.0
JNL/Vanguard Capital Growth Fund
Vanguard Variable Insurance Fund - Capital Growth Portfolio	71,748	257,440	22,171	4,676	1,488	(24,333)	284,172	100.0
	71,748	257,440	22,171	4,676	1,488	(24,333)	284,172	100.0
JNL/Vanguard Equity Income Fund
Vanguard Variable Insurance Fund - Equity Income Portfolio	29,469	152,090	6,490	5,402	(111)	(15,620)	159,338	100.0
	29,469	152,090	6,490	5,402	(111)	(15,620)	159,338	100.0
JNL/Vanguard International Fund
Vanguard Variable Insurance Fund - International Portfolio	78,659	516,861	50,551	8,772	(2,069)	(92,365)	450,535	100.0
	78,659	516,861	50,551	8,772	(2,069)	(92,365)	450,535	100.0
JNL/Vanguard Small Company Growth Fund
Vanguard Variable Insurance Fund - Small Company Growth Portfolio	55,919	304,018	31,968	7,545	(611)	(56,216)	271,142	100.0
	55,919	304,018	31,968	7,545	(611)	(56,216)	271,142	100.0
JNL Institutional Alt 25 Fund
JNL Multi-Manager Alternative Fund - Class I	90,128	63,187	14,705	238	(18)	(4,624)	133,968	5.1
JNL Multi-Manager International Small Cap Fund - Class I	—	61,968	1,053	—	(84)	(10,134)	50,697	1.9
JNL Multi-Manager Mid Cap Fund - Class I	132,355	41,067	45,588	8,067	3,132	(16,345)	114,621	4.3

See accompanying Notes to Financial Statements.

39

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Multi-Manager Small Cap Growth Fund - Class I	24,656	16,561	8,077	1,303	1,419	(3,386)	31,173	1.2
JNL Multi-Manager Small Cap Value Fund - Class I	24,695	33,157	5,279	3,564	276	(9,582)	43,267	1.6
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I	57,533	16,766	33,329	1,890	258	(8,669)	32,559	1.2
JNL/AQR Managed Futures Strategy Fund - Class I	82,017	—	44,085	—	(40)	(5,057)	32,835	1.2
JNL/BlackRock Global Long Short Credit Fund - Class I	32,607	—	19,096	—	182	(354)	13,339	0.5
JNL/Boston Partners Global Long Short Equity Fund - Class I	147,682	3,642	23,742	3,642	374	(15,814)	112,142	4.3
JNL/Causeway International Value Select Fund - Class I	224,310	9,491	42,047	3,458	1,087	(37,773)	155,068	5.9
JNL/Crescent High Income Fund - Class I	53,912	14,620	26,051	1,889	69	(2,825)	39,725	1.5
JNL/DFA U.S. Small Cap Fund - Class I	43,011	2,310	29,067	2,310	1,858	(6,003)	12,109	0.5
JNL/DoubleLine Core Fixed Income Fund - Class I	—	102,127	13,178	2,410	(70)	(1,170)	87,709	3.3
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	97,143	18,723	28,925	3,723	(1,493)	(4,765)	80,683	3.1
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	178,982	28,877	77,747	20,427	2,628	(24,376)	108,364	4.1
JNL/DoubleLine Total Return Fund - Class I	236,000	33,207	110,009	5,468	(892)	(2,497)	155,809	5.9
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	81,490	—	15,676	—	(488)	(5,096)	60,230	2.3
JNL/First State Global Infrastructure Fund - Class I	23,941	14,491	2,739	1,014	(131)	(2,817)	32,745	1.2
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	96,560	1,400	31,916	—	(232)	1,191	67,003	2.5
JNL/GQG Emerging Markets Equity Fund - Class I	73,774	23,641	9,753	—	(218)	(12,756)	74,688	2.8
JNL/Harris Oakmark Global Equity Fund - Class I	131,885	27,213	39,089	2,662	453	(24,457)	96,005	3.6
JNL/Heitman U.S. Focused Real Estate Fund - Class I	—	36,968	3,494	—	63	(1,915)	31,622	1.2
JNL/Invesco Global Real Estate Fund - Class I	82,379	1,088	66,585	1,088	612	(4,413)	13,081	0.5
JNL/JPMorgan Hedged Equity Fund - Class I	—	27,806	733	133	(2)	(309)	26,762	1.0
JNL/Lazard Emerging Markets Fund - Class I	58,504	1,116	16,417	776	(928)	(8,952)	33,323	1.3
JNL/Loomis Sayles Global Growth Fund - Class I	—	59,591	3,085	—	(105)	(4,593)	51,808	2.0
JNL/Mellon Capital International Index Fund - Class I	33,141	—	33,275	—	1,483	(1,349)	—	—
JNL/Mellon Capital Real Estate Sector Fund - Class I	40,569	—	40,304	—	686	(951)	—	—
JNL/Mellon Capital S&P 500 Index Fund - Class I	74,234	462	79,648	—	10,044	(5,092)	—	—
JNL/Morningstar Wide Moat Index Fund - Class I	—	119,369	9,619	—	165	(7,466)	102,449	3.9
JNL/Neuberger Berman Currency Fund - Class I	32,051	1,005	5,772	1,005	51	(465)	26,870	1.0
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I	—	39,428	4,084	178	(29)	(4,472)	30,843	1.2
JNL/Nicholas Convertible Arbitrage Fund - Class I	31,319	807	4,806	806	54	(554)	26,820	1.0
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	42,232	16,860	7,157	1,505	(243)	(11,643)	40,049	1.5
JNL/PIMCO Income Fund - Class I	64,526	16,258	20,014	258	52	(102)	60,720	2.3
JNL/PIMCO Real Return Fund - Class I	48,976	6,206	27,229	226	(203)	(804)	26,946	1.0
JNL/PPM America Long Short Credit Fund - Class I	40,823	1,125	20,794	1,125	134	(1,522)	19,766	0.8
JNL/PPM America Total Return Fund - Class I	97,932	2,093	29,265	2,093	(449)	(2,822)	67,489	2.6
JNL/Scout Unconstrained Bond Fund - Class I	73,026	1,934	38,738	1,934	(1,179)	(1,156)	33,887	1.3
JNL/T. Rowe Price Established Growth Fund - Class I	154,982	22,392	57,221	14,479	7,858	(18,577)	109,434	4.2
JNL/T. Rowe Price Value Fund - Class I	188,755	26,226	75,864	17,751	773	(30,499)	109,391	4.2
JNL/The London Company Focused U.S. Equity Fund - Class I	108,224	10,211	39,378	10,211	1,840	(17,098)	63,799	2.4
JNL/WCM Focused International Equity Fund - Class I	230,894	11,719	67,572	5,190	5,039	(20,658)	159,422	6.0
JNL/Westchester Capital Event Driven Fund - Class I	73,382	9,413	15,157	4,077	610	(851)	67,397	2.6
	3,308,630	924,525	1,287,362	124,900	34,396	(343,572)	2,636,617	100.0
JNL Institutional Alt 50 Fund
JNL Multi-Manager Alternative Fund - Class I	173,413	91,930	31,057	412	(12)	(8,091)	226,183	9.9
JNL Multi-Manager International Small Cap Fund - Class I	—	33,703	560	—	(71)	(5,612)	27,460	1.2
JNL Multi-Manager Mid Cap Fund - Class I	65,253	19,406	17,037	3,644	1,583	(8,731)	60,474	2.6
JNL Multi-Manager Small Cap Growth Fund - Class I	14,426	7,774	5,099	748	865	(1,809)	16,157	0.7
JNL Multi-Manager Small Cap Value Fund - Class I	14,447	16,515	4,338	2,294	205	(5,448)	21,381	0.9
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I	144,131	3,484	76,723	3,480	1,269	(15,870)	56,291	2.5
JNL/AQR Managed Futures Strategy Fund - Class I	144,540	1,746	74,179	—	168	(9,249)	63,026	2.8
JNL/BlackRock Global Long Short Credit Fund - Class I	57,618	—	34,172	—	331	(623)	23,154	1.0
JNL/Boston Partners Global Long Short Equity Fund - Class I	296,135	6,368	79,966	6,310	1,298	(28,877)	194,958	8.5
JNL/Causeway International Value Select Fund - Class I	109,521	18,402	25,759	1,618	677	(18,695)	84,146	3.7
JNL/Crescent High Income Fund - Class I	44,921	6,694	26,876	1,227	51	(1,799)	22,991	1.0
JNL/DFA U.S. Small Cap Fund - Class I	19,191	302	17,351	302	1,081	(1,638)	1,585	0.1
JNL/DoubleLine Core Fixed Income Fund - Class I	—	69,097	9,971	1,605	(39)	(731)	58,356	2.6
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	72,111	8,306	23,969	2,304	(906)	(3,131)	52,411	2.3
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	108,240	27,170	56,491	12,304	2,884	(15,614)	66,189	2.9
JNL/DoubleLine Total Return Fund - Class I	158,296	28,916	73,719	3,787	(636)	(1,627)	111,230	4.9

See accompanying Notes to Financial Statements.

40

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	158,452	18	32,148	—	(534)	(9,841)	115,947	5.1
JNL/First State Global Infrastructure Fund - Class I	28,652	38,332	5,199	1,744	(253)	(4,785)	56,747	2.5
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	56,507	6,193	16,818	—	(110)	666	46,438	2.0
JNL/GQG Emerging Markets Equity Fund - Class I	36,029	19,347	6,773	—	(70)	(7,471)	41,062	1.8
JNL/Harris Oakmark Global Equity Fund - Class I	72,627	21,548	33,381	1,141	376	(11,325)	49,845	2.2
JNL/Heitman U.S. Focused Real Estate Fund - Class I	—	51,128	4,479	—	71	(3,152)	43,568	1.9
JNL/Invesco Global Real Estate Fund - Class I	87,115	1,874	61,447	1,874	388	(5,286)	22,644	1.0
JNL/JPMorgan Hedged Equity Fund - Class I	—	48,537	1,696	231	1	(534)	46,308	2.0
JNL/Lazard Emerging Markets Fund - Class I	29,406	561	7,666	407	(351)	(4,613)	17,337	0.8
JNL/Loomis Sayles Global Growth Fund - Class I	—	32,416	1,414	—	(77)	(2,916)	28,009	1.2
JNL/Mellon Capital Real Estate Sector Fund - Class I	50,158	—	50,423	—	1,440	(1,175)	—	—
JNL/Mellon Capital S&P 500 Index Fund - Class I	36,149	19,000	58,660	—	5,990	(2,479)	—	—
JNL/Morningstar Wide Moat Index Fund - Class I	—	72,153	7,050	—	115	(4,333)	60,885	2.7
JNL/Neuberger Berman Currency Fund - Class I	28,415	27,741	8,443	1,741	56	(1,187)	46,582	2.0
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I	—	69,354	7,636	308	20	(7,819)	53,919	2.4
JNL/Nicholas Convertible Arbitrage Fund - Class I	57,519	1,397	11,607	1,397	123	(975)	46,457	2.0
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	22,212	12,523	4,979	819	(99)	(6,509)	23,148	1.0
JNL/PIMCO Income Fund - Class I	57,567	175	16,696	174	37	(213)	40,870	1.8
JNL/PIMCO Real Return Fund - Class I	28,817	196	10,921	196	(1)	(608)	17,483	0.8
JNL/PPM America Long Short Credit Fund - Class I	79,299	1,705	44,438	1,705	613	(2,758)	34,421	1.5
JNL/PPM America Total Return Fund - Class I	93,697	1,450	45,661	1,450	(635)	(2,148)	46,703	2.0
JNL/Scout Unconstrained Bond Fund - Class I	79,136	1,435	55,177	1,435	(1,191)	(766)	23,437	1.0
JNL/T. Rowe Price Established Growth Fund - Class I	100,496	31,054	57,026	10,441	5,641	(13,395)	66,770	2.9
JNL/T. Rowe Price Value Fund - Class I	115,266	34,758	62,259	13,048	(1,644)	(19,431)	66,690	2.9
JNL/WCM Focused International Equity Fund - Class I	116,165	19,283	41,212	2,616	3,045	(10,932)	86,349	3.8
JNL/Westchester Capital Event Driven Fund - Class I	137,133	17,199	37,543	7,067	1,316	(1,579)	116,526	5.1
	2,893,060	869,190	1,248,019	87,829	23,015	(253,109)	2,284,137	100.0
JNL/American Funds Moderate Growth Allocation Fund
American Funds Emerging Markets Bond Fund - Class R-6	—	116,534	3,553	5,066	(426)	(10,389)	102,166	4.8
American Funds Insurance Series - International Growth and Income Fund - Class 1	89,326	46,125	1,208	3,194	95	(17,435)	116,903	5.4
	89,326	162,659	4,761	8,260	(331)	(27,824)	219,069	10.2
JNL/American Funds Growth Allocation Fund
American Funds Emerging Markets Bond Fund - Class R-6	—	63,211	3,496	2,701	(416)	(5,285)	54,014	2.3
American Funds Insurance Series - International Growth and Income Fund - Class 1	104,751	56,833	1,955	3,784	(24)	(20,705)	138,900	6.1
	104,751	120,044	5,451	6,485	(440)	(25,990)	192,914	8.4
JNL Moderate Growth Allocation Fund
JNL Multi-Manager Alternative Fund - Class I	62,142	12,116	16,913	129	(390)	(2,265)	54,690	2.5
JNL Multi-Manager International Small Cap Fund - Class I	—	52,155	354	—	(30)	(9,702)	42,069	1.9
JNL Multi-Manager Mid Cap Fund - Class I	102,560	20,277	17,506	5,296	1,637	(11,865)	95,103	4.4
JNL Multi-Manager Small Cap Growth Fund - Class I	25,104	15,910	5,714	2,104	986	(4,859)	31,427	1.5
JNL Multi-Manager Small Cap Value Fund - Class I	25,325	24,540	3,798	4,295	177	(10,028)	36,216	1.7
JNL/Boston Partners Global Long Short Equity Fund - Class I	24,989	1,076	1,503	700	(1)	(2,925)	21,636	1.0
JNL/Causeway International Value Select Fund - Class I	189,549	12,529	25,225	3,155	546	(33,776)	143,623	6.6
JNL/Crescent High Income Fund - Class I	59,240	7,108	19,331	2,707	23	(3,601)	43,439	2.0
JNL/DoubleLine Core Fixed Income Fund - Class I	—	114,120	8,153	2,726	(31)	(1,440)	104,496	4.8
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	92,585	10,066	26,196	2,834	(752)	(4,334)	71,369	3.3
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	100,578	20,671	15,743	12,353	1,725	(17,291)	89,940	4.2
JNL/DoubleLine Total Return Fund - Class I	195,281	48,433	64,535	5,812	(588)	(2,166)	176,425	8.2
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	23,809	7,247	29,520	—	(1,063)	(473)	—	—
JNL/First State Global Infrastructure Fund - Class I	—	12,260	749	412	(17)	(745)	10,749	0.5
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I	118,373	5,384	30,913	4,439	1,338	(13,086)	81,096	3.8
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	72,390	15,652	17,589	—	(126)	819	71,146	3.3
JNL/GQG Emerging Markets Equity Fund - Class I	62,461	22,520	7,400	—	(384)	(11,022)	66,175	3.1
JNL/Harris Oakmark Global Equity Fund - Class I	74,235	9,133	8,180	1,963	(160)	(16,677)	58,351	2.7
JNL/Heitman U.S. Focused Real Estate Fund - Class I	—	17,790	876	—	(11)	(1,237)	15,666	0.7
JNL/Invesco Diversified Dividend Fund - Class I	98,995	2,651	99,554	293	1,158	(3,250)	—	—

See accompanying Notes to Financial Statements.

41

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Invesco Global Real Estate Fund - Class I	18,733	1,430	18,945	587	(423)	(795)	—	—
JNL/Lazard Emerging Markets Fund - Class I	44,198	8,270	10,143	763	(965)	(8,644)	32,716	1.5
JNL/Loomis Sayles Global Growth Fund - Class I	—	50,499	2,305	—	(63)	(5,369)	42,762	2.0
JNL/Mellon Capital International Index Fund - Class I	25,215	165	24,577	—	224	(1,027)	—	—
JNL/Mellon Capital Real Estate Sector Fund - Class I	11,721	1,821	14,194	—	918	(266)	—	—
JNL/Mellon Capital S&P 500 Index Fund - Class I	63,522	233	67,384	—	7,986	(4,357)	—	—
JNL/Morningstar Wide Moat Index Fund - Class I	—	69,247	2,455	—	75	(3,179)	63,688	2.9
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I	—	19,310	1,714	88	(21)	(2,038)	15,537	0.7
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	44,581	17,937	6,252	1,606	(384)	(12,238)	43,644	2.0
JNL/PIMCO Income Fund - Class I	67,260	14,398	15,590	282	43	(105)	66,006	3.1
JNL/PIMCO Investment Grade Corporate Bond Fund - Class I	91,947	5,521	32,081	2,679	(827)	(3,976)	60,584	2.8
JNL/PIMCO Real Return Fund - Class I	36,376	6,334	19,965	185	(148)	(614)	21,983	1.0
JNL/PPM America Total Return Fund - Class I	92,103	4,608	21,944	2,222	(411)	(2,857)	71,499	3.3
JNL/Scout Unconstrained Bond Fund - Class I	73,131	4,310	41,600	2,256	(1,675)	(1,069)	33,097	1.5
JNL/T. Rowe Price Capital Appreciation Fund - Class I	198,620	6,787	38,510	6,036	2,051	(5,930)	163,018	7.5
JNL/T. Rowe Price Established Growth Fund - Class I	99,856	20,162	18,414	11,172	2,493	(13,264)	90,833	4.2
JNL/T. Rowe Price Value Fund - Class I	101,117	19,615	8,857	12,279	273	(21,635)	90,513	4.2
JNL/WCM Focused International Equity Fund - Class I	187,691	19,440	38,953	4,922	2,965	(18,660)	152,483	7.1
	2,483,687	701,725	783,635	94,295	16,148	(255,946)	2,161,979	100.0
JNL Growth Allocation Fund
JNL Multi-Manager Alternative Fund - Class I	49,446	13,622	16,725	109	(396)	(1,859)	44,088	2.0
JNL Multi-Manager International Small Cap Fund - Class I	—	91,146	450	—	(42)	(17,458)	73,196	3.4
JNL Multi-Manager Mid Cap Fund - Class I	152,129	23,341	16,543	8,337	1,499	(17,724)	142,702	6.6
JNL Multi-Manager Small Cap Growth Fund - Class I	31,814	21,801	6,509	2,904	1,189	(6,894)	41,401	1.9
JNL Multi-Manager Small Cap Value Fund - Class I	31,941	38,838	4,011	6,652	182	(15,704)	51,246	2.4
JNL/Boston Partners Global Long Short Equity Fund - Class I	24,883	7,871	13,609	710	(264)	(2,621)	16,260	0.8
JNL/Causeway International Value Select Fund - Class I	254,527	13,293	31,197	4,334	460	(45,721)	191,362	8.9
JNL/Crescent High Income Fund - Class I	41,376	6,185	18,247	1,561	39	(2,171)	27,182	1.3
JNL/DoubleLine Core Fixed Income Fund - Class I	—	63,998	7,660	1,529	(61)	(784)	55,493	2.6
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	45,776	7,522	6,115	1,757	(283)	(2,694)	44,206	2.1
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	177,946	21,196	42,613	20,862	2,052	(26,736)	131,845	6.1
JNL/DoubleLine Total Return Fund - Class I	126,919	44,518	58,208	3,382	(491)	(1,252)	111,486	5.2
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	24,605	795	23,996	—	(908)	(496)	—	—
JNL/First State Global Infrastructure Fund - Class I	—	12,607	985	417	(22)	(789)	10,811	0.5
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I	100,036	716	101,823	—	4,672	(3,601)	—	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	48,212	2,728	18,406	—	(132)	623	33,025	1.5
JNL/GQG Emerging Markets Equity Fund - Class I	88,247	32,338	7,990	—	(530)	(16,506)	95,559	4.4
JNL/Harris Oakmark Global Equity Fund - Class I	126,151	10,905	13,276	3,331	(304)	(28,202)	95,274	4.4
JNL/Heitman U.S. Focused Real Estate Fund - Class I	—	24,120	1,318	—	(22)	(1,772)	21,008	1.0
JNL/Invesco Global Real Estate Fund - Class I	37,013	2,478	37,382	599	(556)	(1,553)	—	—
JNL/Lazard Emerging Markets Fund - Class I	63,824	9,641	21,996	909	(2,337)	(10,578)	38,554	1.8
JNL/Loomis Sayles Global Growth Fund - Class I	—	88,313	3,278	—	(118)	(9,711)	75,206	3.5
JNL/Mellon Capital International Index Fund - Class I	50,687	390	49,871	—	857	(2,063)	—	—
JNL/Mellon Capital Real Estate Sector Fund - Class I	25,110	1,421	26,788	—	845	(588)	—	—
JNL/Mellon Capital S&P 500 Index Fund - Class I	89,312	58	95,158	—	11,914	(6,126)	—	—
JNL/Morningstar Wide Moat Index Fund - Class I	—	83,331	3,920	—	37	(5,125)	74,323	3.4
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I	—	25,737	2,846	118	(41)	(2,573)	20,277	0.9
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	51,809	34,584	6,857	2,321	(595)	(18,122)	60,819	2.8
JNL/PIMCO Income Fund - Class I	24,962	16,538	2,737	142	8	67	38,838	1.8
JNL/PIMCO Investment Grade Corporate Bond Fund - Class I	61,406	4,408	23,749	1,722	(558)	(2,592)	38,915	1.8
JNL/PIMCO Real Return Fund - Class I	36,836	1,364	20,778	187	(174)	(641)	16,607	0.8
JNL/Scout Unconstrained Bond Fund - Class I	36,646	2,542	37,490	1,139	(1,734)	36	—	—
JNL/T. Rowe Price Capital Appreciation Fund - Class I	99,754	4,020	14,122	3,272	865	(2,991)	87,526	4.1
JNL/T. Rowe Price Established Growth Fund - Class I	150,256	31,847	35,567	17,587	2,783	(21,198)	128,121	5.9
JNL/T. Rowe Price Value Fund - Class I	202,867	21,421	55,731	20,630	(122)	(34,939)	133,496	6.2
JNL/The Boston Company Equity Income Fund - Class I	—	51,029	342	—	10	(3,827)	46,870	2.2
JNL/WCM Focused International Equity Fund - Class I	258,454	12,661	40,309	6,897	3,182	(25,423)	208,565	9.7
	2,512,944	829,323	868,602	111,408	20,904	(340,308)	2,154,261	100.0
JNL Aggressive Growth Allocation Fund
JNL Multi-Manager Alternative Fund - Class I	18,906	18,024	21,691	62	(587)	(840)	13,812	1.0

See accompanying Notes to Financial Statements.

42

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Multi-Manager International Small Cap Fund - Class I	—	66,460	1,831	—	(177)	(12,372)	52,080	3.9
JNL Multi-Manager Mid Cap Fund - Class I	99,750	16,571	14,511	5,512	1,221	(11,340)	91,691	6.9
JNL Multi-Manager Small Cap Growth Fund - Class I	22,947	16,259	6,843	2,070	1,230	(4,873)	28,720	2.2
JNL Multi-Manager Small Cap Value Fund - Class I	22,931	27,027	4,117	4,700	71	(10,763)	35,149	2.6
JNL/Boston Partners Global Long Short Equity Fund - Class I	22,787	2,546	9,764	449	117	(2,139)	13,547	1.0
JNL/Causeway International Value Select Fund - Class I	169,196	21,785	25,784	3,062	203	(31,799)	133,601	10.0
JNL/Crescent High Income Fund - Class I	15,060	5,356	5,729	741	(5)	(1,024)	13,658	1.0
JNL/DoubleLine Core Fixed Income Fund - Class I	—	59,043	16,533	1,356	(184)	(472)	41,854	3.1
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	15,018	2,498	2,673	557	(113)	(841)	13,889	1.0
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	137,663	23,164	45,414	15,146	3,834	(20,788)	98,459	7.4
JNL/DoubleLine Total Return Fund - Class I	63,956	20,851	38,553	1,285	(337)	(367)	45,550	3.4
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	22,623	2,197	24,179	—	(191)	(450)	—	—
JNL/First State Global Infrastructure Fund - Class I	—	15,503	1,007	398	(18)	(941)	13,537	1.0
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	18,631	2,366	21,192	—	(122)	317	—	—
JNL/GQG Emerging Markets Equity Fund - Class I	61,012	24,946	6,790	—	(498)	(11,890)	66,780	5.0
JNL/Harris Oakmark Global Equity Fund - Class I	137,281	19,574	31,153	3,418	(1,022)	(28,888)	95,792	7.2
JNL/Heitman U.S. Focused Real Estate Fund - Class I	—	16,029	1,539	—	(51)	(1,260)	13,179	1.0
JNL/Invesco Global Real Estate Fund - Class I	22,847	3,607	25,041	573	(472)	(941)	—	—
JNL/Lazard Emerging Markets Fund - Class I	46,308	10,727	19,812	661	(2,150)	(7,662)	27,411	2.1
JNL/Loomis Sayles Global Growth Fund - Class I	—	64,683	4,062	—	(122)	(6,956)	53,543	4.0
JNL/Mellon Capital International Index Fund - Class I	30,644	2,551	32,284	—	329	(1,240)	—	—
JNL/Mellon Capital Real Estate Sector Fund - Class I	18,780	3,270	22,472	—	850	(428)	—	—
JNL/Mellon Capital S&P 500 Index Fund - Class I	68,989	4,124	77,451	—	9,068	(4,730)	—	—
JNL/Morningstar Wide Moat Index Fund - Class I	—	67,487	4,177	—	33	(4,011)	59,332	4.4
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I	—	16,934	1,996	75	(19)	(1,769)	13,150	1.0
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	31,201	29,420	5,461	1,650	(599)	(13,314)	41,247	3.1
JNL/PIMCO Investment Grade Corporate Bond Fund - Class I	15,071	1,652	16,319	—	(315)	(89)	—	—
JNL/PIMCO Real Return Fund - Class I	15,106	1,563	16,341	—	(223)	(105)	—	—
JNL/T. Rowe Price Established Growth Fund - Class I	136,149	19,880	45,703	13,762	5,244	(16,296)	99,274	7.4
JNL/T. Rowe Price Value Fund - Class I	137,331	25,100	36,928	15,429	(448)	(25,671)	99,384	7.4
JNL/The Boston Company Equity Income Fund - Class I	—	39,715	1,170	—	42	(2,909)	35,678	2.7
JNL/WCM Focused International Equity Fund - Class I	175,820	15,289	39,603	4,748	2,468	(17,424)	136,550	10.2
	1,526,007	666,201	628,123	75,654	17,057	(244,275)	1,336,867	100.0
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Fund - Class I	494,726	31,665	41,309	30,937	1,688	(98,355)	388,415	33.0
JNL/Franklin Templeton Income Fund - Class I	491,840	22,145	78,478	21,794	241	(38,618)	397,130	33.8
JNL/Franklin Templeton Mutual Shares Fund - Class I	493,965	21,675	66,464	21,607	2,276	(60,447)	391,005	33.2
	1,480,531	75,485	186,251	74,338	4,205	(197,420)	1,176,550	100.0
JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital Bond Index Fund - Class I	48,993	4,966	9,928	1,056	(271)	(1,019)	42,741	10.5
JNL/Mellon Capital International Index Fund - Class I	49,979	7,227	4,631	4,708	(33)	(11,201)	41,341	10.2
JNL/Mellon Capital JNL 5 Fund - Class I	250,318	6,362	27,271	5,830	2,207	(28,704)	202,912	49.9
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class I	49,607	3,399	5,654	2,877	495	(8,259)	39,588	9.7
JNL/Mellon Capital S&P 500 Index Fund - Class I	49,532	3,645	8,221	2,913	885	(5,358)	40,483	10.0
JNL/Mellon Capital Small Cap Index Fund - Class I	49,426	6,410	8,663	4,774	1,135	(9,092)	39,216	9.7
	497,855	32,009	64,368	22,158	4,418	(63,633)	406,281	100.0
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital Bond Index Fund - Class I	199,549	12,495	21,468	4,565	(680)	(4,663)	185,233	21.6
JNL/Mellon Capital International Index Fund - Class I	205,945	26,962	10,491	19,760	251	(47,567)	175,100	20.4
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class I	206,849	13,581	21,865	11,957	2,212	(34,584)	166,193	19.3
JNL/Mellon Capital S&P 500 Index Fund - Class I	206,611	12,754	29,542	12,252	3,179	(22,280)	170,722	19.9
JNL/Mellon Capital Small Cap Index Fund - Class I	206,510	24,513	36,492	19,777	4,876	(37,653)	161,754	18.8
	1,025,464	90,305	119,858	68,311	9,838	(146,747)	859,002	100.0
JNL/S&P 4 Fund
JNL/S&P Competitive Advantage Fund - Class I	1,790,555	98,789	282,764	98,044	45,377	(165,773)	1,486,184	25.2
JNL/S&P Dividend Income & Growth Fund - Class I	1,763,076	192,022	203,629	191,890	6,862	(276,054)	1,482,277	25.2
JNL/S&P Intrinsic Value Fund - Class I	1,787,630	86,162	261,354	84,768	37,351	(192,224)	1,457,565	24.8
JNL/S&P Total Yield Fund - Class I	1,786,225	120,338	152,685	117,989	10,738	(305,813)	1,458,803	24.8
	7,127,486	497,311	900,432	492,691	100,328	(939,864)	5,884,829	100.0

See accompanying Notes to Financial Statements.

43

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)

JNL/S&P Managed Conservative Fund
JNL Multi-Manager Alternative Fund - Class I	45,722	317	7,873	72	23	(1,496)	36,693	3.0
JNL Multi-Manager Mid Cap Fund - Class I	15,675	1,066	3,806	695	380	(1,578)	11,737	1.0
JNL Multi-Manager Small Cap Growth Fund - Class I	15,660	1,849	5,466	788	978	(1,381)	11,640	0.9
JNL Multi-Manager Small Cap Value Fund - Class I	15,630	2,510	3,065	1,601	275	(3,687)	11,663	1.0
JNL/Causeway International Value Select Fund - Class I	15,696	850	1,827	261	88	(2,780)	12,027	1.0
JNL/ClearBridge Large Cap Growth Fund - Class I	11,044	1,561	950	—	164	(94)	11,725	1.0
JNL/Crescent High Income Fund - Class I	53,744	2,921	17,082	2,600	(19)	(3,199)	36,365	3.0
JNL/DFA U.S. Core Equity Fund - Class I	31,582	1,727	7,727	674	914	(3,098)	23,398	1.9
JNL/DoubleLine Core Fixed Income Fund - Class I	61,535	6,583	4,716	1,678	(140)	(1,631)	61,631	5.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	15,096	541	2,467	488	(95)	(766)	12,309	1.0
JNL/DoubleLine Total Return Fund - Class I	136,109	4,503	27,300	4,503	(243)	(1,899)	111,170	9.1
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	104,728	348	20,324	—	(130)	1,141	85,763	7.0
JNL/Goldman Sachs Core Plus Bond Fund - Class I	45,330	1,131	7,652	1,131	(261)	(1,516)	37,032	3.0
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I	15,284	310	1,986	89	(50)	(1,160)	12,398	1.0
JNL/Invesco Diversified Dividend Fund - Class I	10,540	2,416	192	52	—	(891)	11,873	1.0
JNL/Invesco Global Real Estate Fund - Class I	15,471	37	14,799	2	(14)	(658)	37	—
JNL/Invesco International Growth Fund - Class I	15,451	667	1,657	294	21	(2,394)	12,088	1.0
JNL/Invesco Mid Cap Value Fund - Class I	2,767	6	2,880	6	307	(200)	—	—
JNL/JPMorgan MidCap Growth Fund - Class I	31,294	3,742	8,597	2,292	1,126	(3,949)	23,616	1.9
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	120,866	2,137	70,786	2,137	(1,390)	(1,331)	49,496	4.0
JNL/MFS Mid Cap Value Fund - Class I	5,707	7,730	—	597	—	(1,933)	11,504	0.9
JNL/Neuberger Berman Strategic Income Fund - Class I	—	26,930	1,298	573	(53)	(1,047)	24,532	2.0
JNL/Oppenheimer Global Growth Fund - Class I	—	13,849	—	353	—	(2,013)	11,836	1.0
JNL/PIMCO Income Fund - Class I	46,332	17,490	2,207	235	3	(14)	61,604	5.0
JNL/PIMCO Real Return Fund - Class I	94,984	19,094	12,339	1,096	(203)	(2,841)	98,695	8.1
JNL/PPM America Floating Rate Income Fund - Class I	30,362	1,107	6,188	869	113	(1,083)	24,311	2.0
JNL/PPM America High Yield Bond Fund - Class I	76,347	4,570	13,993	3,569	3	(6,796)	60,131	4.9
JNL/PPM America Low Duration Bond Fund - Class I	90,675	9,459	13,297	1,750	33	(654)	86,216	7.1
JNL/PPM America Total Return Fund - Class I	106,245	2,737	19,009	2,677	(320)	(3,461)	86,192	7.1
JNL/Scout Unconstrained Bond Fund - Class I	64,229	1,275	39,105	1,275	(823)	(841)	24,735	2.0
JNL/T. Rowe Price Established Growth Fund - Class I	32,360	3,790	10,351	2,935	1,350	(3,724)	23,425	1.9
JNL/T. Rowe Price Short-Term Bond Fund - Class I	90,733	9,012	13,327	1,364	(14)	(189)	86,215	7.1
JNL/T. Rowe Price Value Fund - Class I	46,856	5,458	8,509	4,833	471	(8,826)	35,450	2.9
JNL/WCM Focused International Equity Fund - Class I	15,551	813	3,038	393	214	(1,489)	12,051	1.0
JNL/WMC Value Fund - Class I	2,680	393	—	392	—	(662)	2,411	0.2
	1,482,285	158,929	353,813	42,274	2,708	(68,140)	1,221,969	100.0
JNL/S&P Managed Moderate Fund
JNL Multi-Manager Alternative Fund - Class I	101,698	174	6,553	174	(8)	(3,614)	91,697	3.2
JNL Multi-Manager Mid Cap Fund - Class I	42,719	1,852	11,353	1,852	1,043	(4,186)	30,075	1.0
JNL Multi-Manager Small Cap Growth Fund - Class I	36,497	2,114	8,644	2,114	1,579	(3,113)	28,433	1.0
JNL Multi-Manager Small Cap Value Fund - Class I	71,337	4,783	34,820	4,783	1,580	(11,868)	31,012	1.1
JNL/BlackRock Large Cap Select Growth Fund - Class I	36,494	2,554	8,512	2,554	1,500	(2,429)	29,607	1.0
JNL/Causeway International Value Select Fund - Class I	36,019	627	2,336	627	93	(6,561)	27,842	1.0
JNL/ClearBridge Large Cap Growth Fund - Class I	43,469	1,563	—	—	—	(11)	45,021	1.6
JNL/Crescent High Income Fund - Class I	101,943	6,383	8,403	6,383	(82)	(7,987)	91,854	3.2
JNL/DFA U.S. Core Equity Fund - Class I	36,357	861	5,645	861	654	(3,566)	28,661	1.0
JNL/DoubleLine Core Fixed Income Fund - Class I	69,772	7,213	—	1,877	—	(1,950)	75,035	2.6
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	33,713	1,178	1,748	1,178	(73)	(1,950)	31,120	1.1
JNL/DoubleLine Total Return Fund - Class I	234,469	8,516	16,492	8,515	(130)	(3,714)	222,649	7.8
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	232,171	—	14,618	—	(118)	2,270	219,705	7.7
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I	34,386	234	1,412	208	(8)	(2,900)	30,300	1.0
JNL/Invesco Diversified Dividend Fund - Class I	102,649	403	7,640	402	245	(7,255)	88,402	3.1
JNL/Invesco Global Real Estate Fund - Class I	34,612	430	25,063	425	316	(2,062)	8,233	0.3
JNL/Invesco International Growth Fund - Class I	70,392	838	30,871	838	(244)	(7,510)	32,605	1.1
JNL/Invesco Mid Cap Value Fund - Class I	12,632	468	13,255	468	1,070	(915)	—	—
JNL/Invesco Small Cap Growth Fund - Class I	36,654	1,419	6,936	1,419	1,045	(4,560)	27,622	1.0
JNL/JPMorgan MidCap Growth Fund - Class I	84,138	6,174	23,317	6,174	2,835	(10,359)	59,471	2.1
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	166,181	3,530	77,523	3,501	(1,409)	(2,392)	88,387	3.1
JNL/Lazard Emerging Markets Fund - Class I	36,217	717	1,904	631	148	(6,961)	28,217	1.0
JNL/Lazard International Strategic Equity Fund - Class I	—	25,311	—	94	—	(3,219)	22,092	0.8
JNL/MFS Mid Cap Value Fund - Class I	17,631	7,202	—	1,349	—	(4,162)	20,671	0.7

See accompanying Notes to Financial Statements.

44

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Neuberger Berman Strategic Income Fund - Class I	—	41,497	—	883	—	(1,701)	39,796	1.4
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	—	16,620	—	462	—	(4,470)	12,150	0.4
JNL/Oppenheimer Global Growth Fund - Class I	36,882	2,798	1,610	1,111	178	(5,998)	32,250	1.1
JNL/PIMCO Income Fund - Class I	80,455	4,660	—	332	—	(132)	84,983	3.0
JNL/PIMCO Real Return Fund - Class I	188,671	16,980	14,876	1,980	(131)	(5,515)	185,129	6.5
JNL/PPM America High Yield Bond Fund - Class I	136,625	6,997	10,346	6,997	(18)	(13,423)	119,835	4.2
JNL/PPM America Low Duration Bond Fund - Class I	168,314	13,718	6,833	3,522	16	(1,252)	173,963	6.1
JNL/PPM America Total Return Fund - Class I	168,253	4,629	9,940	4,629	(185)	(6,115)	156,642	5.5
JNL/Scout Unconstrained Bond Fund - Class I	117,002	2,458	61,500	2,459	(1,060)	(1,919)	54,981	1.9
JNL/T. Rowe Price Established Growth Fund - Class I	284,184	30,052	51,570	30,052	6,905	(35,066)	234,505	8.2
JNL/T. Rowe Price Short-Term Bond Fund - Class I	136,110	12,637	6,239	2,372	7	(465)	142,050	5.0
JNL/T. Rowe Price Value Fund - Class I	227,303	24,191	32,982	24,191	1,652	(43,878)	176,286	6.1
JNL/WCM Focused International Equity Fund - Class I	51,893	15,367	—	1,966	—	(7,040)	60,220	2.1
JNL/WMC Value Fund - Class I	48,418	5,116	14,731	5,116	838	(9,231)	30,410	1.0
	3,316,260	282,264	517,672	132,499	18,238	(237,179)	2,861,911	100.0
JNL/S&P Managed Moderate Growth Fund
JNL Multi-Manager Alternative Fund - Class I	191,143	336	8,059	336	(88)	(6,903)	176,429	3.2
JNL Multi-Manager Mid Cap Fund - Class I	133,652	31,259	49,138	6,142	4,140	(17,129)	102,784	1.9
JNL Multi-Manager Small Cap Growth Fund - Class I	71,163	6,690	10,713	4,450	1,971	(6,328)	62,783	1.1
JNL Multi-Manager Small Cap Value Fund - Class I	139,007	16,083	13,302	16,083	721	(34,897)	107,612	2.0
JNL/BlackRock Large Cap Select Growth Fund - Class I	295,463	18,511	107,335	18,511	16,913	(20,031)	203,521	3.7
JNL/Causeway International Value Select Fund - Class I	100,945	4,289	—	1,902	—	(19,551)	85,683	1.6
JNL/ClearBridge Large Cap Growth Fund - Class I	108,716	5,797	—	—	—	(45)	114,468	2.1
JNL/Crescent High Income Fund - Class I	140,348	8,581	16,252	8,581	(204)	(10,612)	121,861	2.2
JNL/DoubleLine Core Fixed Income Fund - Class I	63,183	6,799	—	1,683	—	(1,741)	68,241	1.2
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	62,884	2,300	1,922	2,251	(108)	(3,723)	59,431	1.1
JNL/DoubleLine Total Return Fund - Class I	183,241	7,253	6,150	6,914	(113)	(3,001)	181,230	3.3
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	309,226	162	12,377	—	(65)	2,965	299,911	5.5
JNL/Goldman Sachs Core Plus Bond Fund - Class I	53,496	1,488	—	1,488	—	(2,179)	52,805	1.0
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I	64,575	399	1,721	396	(46)	(5,528)	57,679	1.0
JNL/GQG Emerging Markets Equity Fund - Class I	21,146	3,616	—	—	—	(3,439)	21,323	0.4
JNL/Invesco Diversified Dividend Fund - Class I	119,255	11,561	—	522	—	(9,342)	121,474	2.2
JNL/Invesco Global Real Estate Fund - Class I	129,626	2,572	77,471	2,402	635	(8,854)	46,508	0.8
JNL/Invesco International Growth Fund - Class I	133,858	1,986	44,442	1,986	(1,160)	(16,187)	74,055	1.3
JNL/Invesco Mid Cap Value Fund - Class I	33,265	1,813	35,019	1,813	2,349	(2,408)	—	—
JNL/Invesco Small Cap Growth Fund - Class I	70,792	2,879	10,891	2,879	1,499	(8,939)	55,340	1.0
JNL/JPMorgan MidCap Growth Fund - Class I	211,911	14,709	74,769	14,709	7,785	(24,815)	134,821	2.5
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	176,950	4,109	89,177	3,467	(1,480)	(2,371)	88,031	1.6
JNL/Lazard Emerging Markets Fund - Class I	69,150	1,233	2,589	1,224	162	(13,427)	54,529	1.0
JNL/Lazard International Strategic Equity Fund - Class I	—	31,502	—	113	—	(3,889)	27,613	0.5
JNL/MFS Mid Cap Value Fund - Class I	28,032	23,511	—	2,782	—	(8,824)	42,719	0.8
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	103,976	28,520	22,815	3,493	(1,968)	(28,487)	79,226	1.4
JNL/Oppenheimer Global Growth Fund - Class I	204,489	8,280	4,447	6,142	479	(32,535)	176,266	3.2
JNL/PIMCO Income Fund - Class I	50,740	88,088	—	544	—	307	139,135	2.5
JNL/PIMCO Real Return Fund - Class I	230,509	2,687	8,604	2,286	(37)	(6,666)	217,889	4.0
JNL/PPM America High Yield Bond Fund - Class I	192,700	10,177	9,878	10,177	(197)	(19,342)	173,460	3.2
JNL/PPM America Low Duration Bond Fund - Class I	243,511	31,245	740	5,507	6	(2,024)	271,998	5.0
JNL/PPM America Mid Cap Value Fund - Class I	31,362	3,182	—	3,182	—	(9,404)	25,140	0.5
JNL/PPM America Total Return Fund - Class I	188,111	5,508	6,566	5,320	(190)	(6,982)	179,881	3.3
JNL/Scout Unconstrained Bond Fund - Class I	162,449	3,483	78,818	3,483	(1,186)	(2,922)	83,006	1.5
JNL/T. Rowe Price Established Growth Fund - Class I	808,970	87,882	131,357	87,882	17,383	(100,905)	681,973	12.5
JNL/T. Rowe Price Short-Term Bond Fund - Class I	184,070	29,343	426	3,542	1	(754)	212,234	3.9
JNL/T. Rowe Price Value Fund - Class I	680,038	77,261	74,340	77,261	(244)	(134,497)	548,218	10.0
JNL/WCM Focused International Equity Fund - Class I	136,464	25,895	—	4,700	—	(16,687)	145,672	2.7
JNL/WMC Value Fund - Class I	253,096	30,729	52,178	30,729	1,765	(52,633)	180,779	3.3
	6,381,512	641,718	951,496	344,882	48,723	(644,729)	5,475,728	100.0
JNL/S&P Managed Growth Fund
JNL Multi-Manager Alternative Fund - Class I	157,412	774	1,980	283	(53)	(5,826)	150,327	3.1
JNL Multi-Manager Mid Cap Fund - Class I	99,891	35,689	32,193	5,428	2,570	(15,180)	90,777	1.8
JNL Multi-Manager Small Cap Growth Fund - Class I	117,727	8,233	12,808	7,673	2,388	(10,380)	105,160	2.1
JNL Multi-Manager Small Cap Value Fund - Class I	121,200	15,049	7,623	14,333	618	(31,368)	97,876	2.0
JNL/BlackRock Large Cap Select Growth Fund - Class I	508,806	32,272	169,316	32,272	31,265	(34,275)	368,752	7.5
JNL/Causeway International Value Select Fund - Class I	117,222	2,129	3,113	2,127	79	(21,973)	94,344	1.9
JNL/ClearBridge Large Cap Growth Fund - Class I	166,101	10,267	—	—	—	(214)	176,154	3.6
JNL/Crescent High Income Fund - Class I	93,961	23,590	3,822	7,254	(177)	(9,333)	104,219	2.1

See accompanying Notes to Financial Statements.

45

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/DoubleLine Core Fixed Income Fund - Class I	5,840	148	—	149	—	(158)	5,830	0.1
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	36,430	22,457	2,618	2,021	(125)	(2,922)	53,222	1.1
JNL/DoubleLine Total Return Fund - Class I	54,064	2,062	1,814	2,035	(31)	(884)	53,397	1.1
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I	54,217	547	622	338	(24)	(4,719)	49,399	1.0
JNL/GQG Emerging Markets Equity Fund - Class I	32,243	6,650	—	—	—	(5,410)	33,483	0.7
JNL/Invesco Diversified Dividend Fund - Class I	108,189	18,905	—	520	—	(8,855)	118,239	2.4
JNL/Invesco Global Real Estate Fund - Class I	105,494	2,499	56,443	2,297	609	(7,681)	44,478	0.9
JNL/Invesco International Growth Fund - Class I	115,830	1,671	39,818	1,661	(852)	(13,838)	62,993	1.3
JNL/Invesco Mid Cap Value Fund - Class I	67,094	5,497	70,925	5,498	3,192	(4,858)	—	—
JNL/Invesco Small Cap Growth Fund - Class I	62,950	2,576	9,324	2,576	1,218	(7,965)	49,455	1.0
JNL/JPMorgan MidCap Growth Fund - Class I	181,455	11,454	73,028	10,877	8,322	(20,608)	107,595	2.2
JNL/Lazard Emerging Markets Fund - Class I	136,113	2,194	28,218	2,174	(2,332)	(22,376)	85,381	1.7
JNL/Lazard International Strategic Equity Fund - Class I	—	30,500	—	113	—	(3,865)	26,635	0.5
JNL/MFS Mid Cap Value Fund - Class I	22,167	66,169	12,243	4,391	167	(14,489)	61,771	1.3
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	100,300	4,356	—	3,130	—	(25,592)	79,064	1.6
JNL/Oppenheimer Global Growth Fund - Class I	297,369	39,804	8,363	9,784	908	(51,885)	277,833	5.6
JNL/PIMCO Income Fund - Class I	61,800	53,111	5,173	449	8	42	109,788	2.2
JNL/PIMCO Real Return Fund - Class I	139,337	1,254	22,495	1,254	(184)	(3,629)	114,283	2.3
JNL/PPM America High Yield Bond Fund - Class I	107,365	5,943	2,252	5,813	(114)	(11,081)	99,861	2.0
JNL/PPM America Low Duration Bond Fund - Class I	88,833	24,035	4,251	2,183	36	(870)	107,783	2.2
JNL/PPM America Mid Cap Value Fund - Class I	17,995	1,826	—	1,826	—	(5,397)	14,424	0.3
JNL/PPM America Total Return Fund - Class I	100,157	3,813	778	2,886	(27)	(3,823)	99,342	2.0
JNL/Scout Unconstrained Bond Fund - Class I	54,056	2,070	1,451	2,028	(61)	(1,915)	52,699	1.1
JNL/T. Rowe Price Established Growth Fund - Class I	786,164	91,091	77,565	91,091	8,233	(101,414)	706,509	14.3
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	199,691	14,718	—	14,719	—	(19,004)	195,405	4.0
JNL/T. Rowe Price Short-Term Bond Fund - Class I	100,011	12,605	4,299	1,860	(17)	(369)	107,931	2.2
JNL/T. Rowe Price Value Fund - Class I	833,545	89,652	127,003	89,652	3,464	(159,615)	640,043	13.0
JNL/WCM Focused International Equity Fund - Class I	156,107	35,014	—	5,620	—	(20,001)	171,120	3.5
JNL/WMC Value Fund - Class I	276,490	35,307	43,536	35,307	1,151	(59,964)	209,448	4.3
	5,683,626	715,931	823,074	371,622	60,231	(711,694)	4,925,020	100.0
JNL/S&P Managed Aggressive Growth Fund
JNL Multi-Manager Alternative Fund - Class I	61,485	1,053	594	112	(17)	(2,314)	59,613	3.0
JNL Multi-Manager Mid Cap Fund - Class I	42,957	2,486	8,223	2,006	853	(4,423)	33,650	1.7
JNL Multi-Manager Small Cap Growth Fund - Class I	44,028	4,486	2,898	3,054	572	(4,113)	42,075	2.1
JNL Multi-Manager Small Cap Value Fund - Class I	64,880	8,044	8,145	7,251	650	(16,074)	49,355	2.5
JNL/BlackRock Large Cap Select Growth Fund - Class I	201,356	15,287	36,787	15,287	5,609	(13,342)	172,123	8.6
JNL/Causeway International Value Select Fund - Class I	65,612	1,762	101	1,228	6	(12,603)	54,676	2.7
JNL/ClearBridge Large Cap Growth Fund - Class I	108,358	—	8,028	—	1,182	(396)	101,116	5.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	20,174	1,243	198	745	(13)	(1,242)	19,964	1.0
JNL/DoubleLine Total Return Fund - Class I	20,157	1,211	386	780	(8)	(339)	20,635	1.0
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I	672	4	—	4	—	(59)	617	—
JNL/GQG Emerging Markets Equity Fund - Class I	28,992	—	3,554	—	34	(3,885)	21,587	1.1
JNL/Invesco Diversified Dividend Fund - Class I	80,421	15,469	—	394	—	(6,883)	89,007	4.4
JNL/Invesco Global Real Estate Fund - Class I	41,627	1,492	20,893	994	171	(3,154)	19,243	1.0
JNL/Invesco International Growth Fund - Class I	42,476	983	16,610	559	(207)	(4,868)	21,774	1.1
JNL/Invesco Mid Cap Value Fund - Class I	24,486	1,610	25,838	1,610	1,515	(1,773)	—	—
JNL/Invesco Small Cap Growth Fund - Class I	39,279	1,378	13,085	1,378	1,544	(4,558)	24,558	1.2
JNL/JPMorgan MidCap Growth Fund - Class I	106,449	7,732	46,586	6,133	5,243	(11,996)	60,842	3.0
JNL/Lazard Emerging Markets Fund - Class I	45,345	5,992	875	925	(152)	(9,783)	40,527	2.0
JNL/Lazard International Strategic Equity Fund - Class I	—	15,684	—	58	—	(1,954)	13,730	0.7
JNL/MFS Mid Cap Value Fund - Class I	11,225	21,215	4,185	1,639	54	(5,267)	23,042	1.2
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	53,602	3,425	2,482	1,666	(126)	(13,441)	40,978	2.0
JNL/Oppenheimer Global Growth Fund - Class I	111,222	31,836	602	4,222	65	(22,254)	120,267	6.0
JNL/PIMCO Income Fund - Class I	10,711	3,370	—	55	—	(7)	14,074	0.7
JNL/PPM America High Yield Bond Fund - Class I	41,078	2,924	491	2,266	(31)	(4,336)	39,144	2.0
JNL/PPM America Total Return Fund - Class I	20,264	1,042	266	591	(9)	(777)	20,254	1.0
JNL/Scout Unconstrained Bond Fund - Class I	8,099	305	—	305	—	(295)	8,109	0.4
JNL/T. Rowe Price Established Growth Fund - Class I	278,212	41,586	252	35,407	4	(38,971)	280,579	14.0
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	105,477	7,775	—	7,774	—	(10,039)	103,213	5.2
JNL/T. Rowe Price Short-Term Bond Fund - Class I	40,070	1,574	690	694	(4)	(116)	40,834	2.0
JNL/T. Rowe Price Value Fund - Class I	316,767	46,684	12,277	39,179	(885)	(67,757)	282,532	14.1
JNL/WCM Focused International Equity Fund - Class I	66,517	39,762	—	3,116	—	(11,362)	94,917	4.7
JNL/WMC Value Fund - Class I	131,993	15,960	30,331	15,959	453	(26,779)	91,296	4.6
	2,233,991	303,374	244,377	155,391	16,503	(305,160)	2,004,331	100.0

See accompanying Notes to Financial Statements.

46

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/American Funds Balanced Fund(a)	JNL/American Funds Blue Chip Income and Growth Fund(a)	JNL/American Funds Capital Income Builder Fund(a)	JNL/American Funds Global Bond Fund(a)	JNL/American Funds Global Small Capitalization Fund(a)	JNL/American Funds Growth-Income Fund(a)	JNL/American Funds International Fund(a)
Assets
Investments - unaffiliated, at value	$1,046,003	$—	$24,500	$—	$—	$—	$—
Investments - affiliated, at value	—	2,927,048	—	502,296	621,042	6,142,818	1,733,746
Receivable from:
Investment securities sold	—	2,486	—	550	—	—	649
Fund shares sold	2,572	2,299	310	228	539	8,562	1,732
Dividends	120	—	—	—	—	—	—
Adviser	356	1,102	8	223	296	1,867	823
Other assets	—	1	—	—	—	—	—
Total assets	1,049,051	2,932,936	24,818	503,297	621,877	6,153,247	1,736,950
Liabilities
Payable for:
Investment securities purchased	1,920	—	298	—	165	2,734	—
Fund shares redeemed	652	4,786	12	777	374	5,828	2,381
Advisory fees	466	1,451	10	255	350	2,938	1,090
Administrative fees	134	383	3	64	81	744	224
12b-1 fees (Class A)	67	188	2	33	39	393	112
Board of trustee fees	26	68	—	17	15	105	34
Chief compliance officer fees	1	4	—	—	1	7	2
Other expenses	2	5	—	2	1	28	2
Total liabilities	3,268	6,885	325	1,148	1,026	12,777	3,845
Net assets	$1,045,783	$2,926,051	$24,493	$502,149	$620,851	$6,140,470	$1,733,105
Net assets consist of:
Paid-in capital(b)	$1,129,148	$3,080,267	$25,527	$538,406	$684,670	$6,216,643	$1,913,964
Total distributable earnings (loss)(b)	(83,365)	(154,216)	(1,034)	(36,257)	(63,819)	(76,173)	(180,859)
Net assets	$1,045,783	$2,926,051	$24,493	$502,149	$620,851	$6,140,470	$1,733,105
Net assets - Class A	$1,035,023	$2,919,769	$23,271	$500,836	$618,162	$6,115,179	$1,726,176
Shares outstanding - Class A	100,506	145,014	2,473	47,623	48,805	281,168	136,434
Net asset value per share - Class A	$10.30	$20.13	$9.41	$10.52	$12.67	$21.75	$12.65
Net assets - Class I	$10,760	$6,282	$1,222	$1,313	$2,689	$25,291	$6,929
Shares outstanding - Class I	1,009	308	130	124	209	1,147	541
Net asset value per share - Class I	$10.67	$20.41	$9.43	$10.61	$12.85	$22.05	$12.80
Investments - unaffiliated, at cost	$1,135,544	$—	$25,534	$—	$—	$—	$—
Investments - affiliated, at cost	—	3,081,264	—	526,037	688,625	6,218,992	1,921,504

(a)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(b)

For funds structured as partnerships, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

47

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/American Funds New World Fund(a)	JNL/Vanguard Capital Growth Fund(a)	JNL/Vanguard Equity Income Fund(a)	JNL/Vanguard International Fund(a)	JNL/Vanguard Small Company Growth Fund(a)	JNL Institutional Alt 25 Fund	JNL Institutional Alt 50 Fund
Assets
Investments - affiliated, at value	1,216,429	284,172	159,338	450,535	271,142	2,636,617	2,284,137
Receivable from:
Investment securities sold	—	—	—	—	156	1,057	1,695
Fund shares sold	1,360	1,884	902	1,024	703	1,198	967
Adviser	784	96	53	218	121	—	—
Total assets	1,218,573	286,152	160,293	451,777	272,122	2,638,872	2,286,799
Liabilities
Payable for:
Investment securities purchased	178	976	522	295	—	—	—
Fund shares redeemed	1,182	908	380	729	859	2,255	2,662
Advisory fees	984	126	70	267	151	249	219
Administrative fees	157	36	20	59	36	114	99
12b-1 fees (Class A)	78	18	10	29	17	171	149
Board of trustee fees	28	2	—	2	2	126	132
Chief compliance officer fees	1	—	—	1	—	3	3
Other expenses	2	—	—	2	1	9	7
Total liabilities	2,610	2,066	1,002	1,384	1,066	2,927	3,271
Net assets	$1,215,963	$284,086	$159,291	$450,393	$271,056	$2,635,945	$2,283,528
Net assets consist of:
Paid-in capital(b)	$1,306,305	$305,815	$174,122	$541,496	$325,471	$2,862,495	$2,450,231
Total distributable earnings (loss)(b)	(90,342)	(21,729)	(14,831)	(91,103)	(54,415)	(226,550)	(166,703)
Net assets	$1,215,963	$284,086	$159,291	$450,393	$271,056	$2,635,945	$2,283,528
Net assets - Class A	$1,209,431	$278,980	$155,905	$444,504	$267,736	$2,635,440	$2,282,504
Shares outstanding - Class A	108,076	26,288	15,622	49,484	27,042	165,911	142,103
Net asset value per share - Class A	$11.19	$10.61	$9.98	$8.98	$9.90	$15.88	$16.06
Net assets - Class I	$6,532	$5,106	$3,386	$5,889	$3,320	$505	$1,024
Shares outstanding - Class I	578	479	338	653	334	32	63
Net asset value per share - Class I	$11.31	$10.66	$10.03	$9.01	$9.94	$15.95	$16.13
Investments - affiliated, at cost	$1,299,673	$305,901	$174,170	$541,637	$325,557	$2,863,167	$2,450,840

(a)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(b)

For funds structured as partnerships, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

48

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/American Funds Moderate Growth Allocation Fund	JNL/American Funds Growth Allocation Fund	JNL/DFA Growth Allocation Fund	JNL/DFA Moderate Growth Allocation Fund	JNL Moderate Growth Allocation Fund	JNL Growth Allocation Fund	JNL Aggressive Growth Allocation Fund
Assets
Investments - unaffiliated, at value	$1,921,236	$2,094,560	$159,059	$127,006	$—	$—	$—
Investments - affiliated, at value	219,069	192,914	—	—	2,161,979	2,154,261	1,336,867
Receivable from:
Investment securities sold	115	—	—	—	8,630	871	687
Fund shares sold	2,518	1,756	133	124	924	1,977	1,175
Adviser	—	—	6	5	—	—	—
Other assets	1	—	—	—	—	—	—
Total assets	2,142,939	2,289,230	159,198	127,135	2,171,533	2,157,109	1,338,729
Liabilities
Payable for:
Investment securities purchased	—	177	105	97	—	—	—
Fund shares redeemed	2,633	1,579	28	27	9,553	2,848	1,862
Advisory fees	342	365	25	22	171	171	114
Administrative fees	275	295	19	16	93	93	58
12b-1 fees (Class A)	138	147	10	8	141	139	86
Board of trustee fees	38	33	1	—	86	64	41
Chief compliance officer fees	2	3	—	—	3	2	2
Other expenses	4	4	—	—	7	7	4
Total liabilities	3,432	2,603	188	170	10,054	3,324	2,167
Net assets	$2,139,507	$2,286,627	$159,010	$126,965	$2,161,479	$2,153,785	$1,336,562
Net assets consist of:
Paid-in capital(a)	$2,245,775	$2,441,030	$173,114	$136,273	$2,337,531	$2,390,130	$1,510,915
Total distributable earnings (loss)(a)	(106,268)	(154,403)	(14,104)	(9,308)	(176,052)	(236,345)	(174,353)
Net assets	$2,139,507	$2,286,627	$159,010	$126,965	$2,161,479	$2,153,785	$1,336,562
Net assets - Class A	$2,131,575	$2,277,300	$156,272	$123,206	$2,159,584	$2,147,880	$1,332,619
Shares outstanding - Class A	150,032	147,363	16,070	12,492	168,768	174,173	114,543
Net asset value per share - Class A	$14.21	$15.45	$9.72	$9.86	$12.80	$12.33	$11.63
Net assets - Class I	$7,932	$9,327	$2,738	$3,759	$1,895	$5,905	$3,943
Shares outstanding - Class I	556	601	281	379	148	477	338
Net asset value per share - Class I	$14.27	$15.52	$9.75	$9.91	$12.85	$12.38	$11.68
Investments - unaffiliated, at cost	$2,004,552	$2,228,318	$177,799	$140,180	$—	$—	$—
Investments - affiliated, at cost	242,021	213,559	—	—	2,338,031	2,390,606	1,511,220

(a)

For funds structured as partnerships, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

49

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/Franklin Templeton Founding Strategy Fund	JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Index 5 Fund	JNL/S&P 4 Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund
Assets
Investments - affiliated, at value	1,176,550	406,281	859,002	5,884,829	1,221,969	2,861,911	5,475,728
Receivable from:
Investment securities sold	—	91	722	2,160	1,759	81	1,689
Fund shares sold	1,260	308	62	3,367	419	2,240	4,348
Total assets	1,177,810	406,680	859,786	5,890,356	1,224,147	2,864,232	5,481,765
Liabilities
Payable for:
Investment securities purchased	281	—	—	—	—	—	—
Fund shares redeemed	979	399	784	5,526	2,178	2,321	6,037
Advisory fees	—	—	—	—	105	219	386
Administrative fees	52	18	37	246	53	123	226
12b-1 fees (Class A)	76	26	55	378	80	186	354
Board of trustee fees	70	18	30	203	70	134	246
Chief compliance officer fees	1	—	1	7	1	4	7
Other expenses	3	1	3	19	5	8	18
Total liabilities	1,462	462	910	6,379	2,492	2,995	7,274
Net assets	$1,176,348	$406,218	$858,876	$5,883,977	$1,221,655	$2,861,237	$5,474,491
Net assets consist of:
Paid-in capital(a)	$1,334,974	$440,833	$953,245	$6,201,363	$1,270,479	$3,016,682	$5,879,040
Total distributable earnings (loss)(a)	(158,626)	(34,615)	(94,369)	(317,386)	(48,824)	(155,445)	(404,549)
Net assets	$1,176,348	$406,218	$858,876	$5,883,977	$1,221,655	$2,861,237	$5,474,491
Net assets - Class A	$1,175,318	$406,208	$857,993	$5,878,323	$1,221,090	$2,858,779	$5,467,006
Shares outstanding - Class A	92,911	32,207	63,655	307,319	93,138	191,902	327,804
Net asset value per share - Class A	$12.65	$12.61	$13.48	$19.13	$13.11	$14.90	$16.68
Net assets - Class I	$1,030	$10	$883	$5,654	$565	$2,458	$7,485
Shares outstanding - Class I	81	1	65	294	43	164	447
Net asset value per share - Class I	$12.70	$12.67	$13.54	$19.20	$13.13	$14.95	$16.74
Investments - affiliated, at cost	$1,335,176	$440,896	$953,371	$6,202,214	$1,270,793	$3,017,356	$5,880,277

(a)

For funds structured as partnerships, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

50

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/S&P Managed Growth Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/Vanguard Global Bond Market Index Fund	JNL/Vanguard International Stock Market Index Fund	JNL/Vanguard U.S. Stock Market Index Fund
Assets
Investments - unaffiliated, at value	$—	$—	$71,521	$226,133	$270,939
Investments - affiliated, at value	4,925,020	2,004,331	—	—	—
Receivable from:
Investment securities sold	1,486	1,216	—	—	—
Fund shares sold	4,046	938	744	366	1,524
Dividends	—	—	4	—	—
Adviser	—	—	5	14	14
Total assets	4,930,552	2,006,485	72,274	226,513	272,477
Liabilities
Payable for:
Investment securities purchased	—	—	545	242	1,351
Fund shares redeemed	5,531	2,154	199	124	173
Advisory fees	355	161	11	39	46
Administrative fees	205	87	8	29	23
12b-1 fees (Class A)	317	129	5	14	17
Board of trustee fees	201	76	—	1	1
Chief compliance officer fees	6	2	—	—	—
Other expenses	16	7	—	1	1
Total liabilities	6,631	2,616	768	450	1,612
Net assets	$4,923,921	$2,003,869	$71,506	$226,063	$270,865
Net assets consist of:
Paid-in capital(a)	$5,345,587	$2,184,797	$71,726	$266,696	$297,522
Total distributable earnings (loss)(a)	(421,666)	(180,928)	(220)	(40,633)	(26,657)
Net assets	$4,923,921	$2,003,869	$71,506	$226,063	$270,865
Net assets - Class A	$4,919,498	$1,998,398	$70,213	$221,452	$265,605
Shares outstanding - Class A	277,300	96,461	6,927	24,925	26,335
Net asset value per share - Class A	$17.74	$20.72	$10.14	$8.88	$10.09
Net assets - Class I	$4,423	$5,471	$1,293	$4,611	$5,260
Shares outstanding - Class I	248	263	127	517	519
Net asset value per share - Class I	$17.81	$20.80	$10.18	$8.91	$10.14
Investments - unaffiliated, at cost	$—	$—	$71,741	$266,766	$297,596
Investments - affiliated, at cost	5,346,686	2,185,259	—	—	—

(a)

For funds structured as partnerships, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

51

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/American Funds Balanced Fund(b)	JNL/American Funds Blue Chip Income and Growth Fund(b)	JNL/American Funds Capital Income Builder Fund(b)(c)	JNL/American Funds Global Bond Fund(b)	JNL/American Funds Global Small Capitalization Fund(b)	JNL/American Funds Growth-Income Fund(b)	JNL/American Funds International Fund(b)
Investment income
Dividends (a)	$—	$—	$—	$—	$—	$—	$—
Dividends received from master fund (a)	20,514	71,069	210	12,266	2,411	110,366	38,590
Total investment income	20,514	71,069	210	12,266	2,411	110,366	38,590

Expenses
Advisory fees	5,072	18,851	23	3,196	4,615	35,364	14,606
Administrative fees	1,446	4,945	7	799	1,065	8,955	3,023
12b-1 fees (Class A)	2,874	10,018	13	1,596	2,126	19,242	6,032
Legal fees	5	17	—	3	4	32	10
Board of trustee fees	13	42	—	7	9	83	25
Chief compliance officer fees	2	5	—	1	1	11	3
Other expenses	13	23	—	3	5	60	14
Total expenses	9,425	33,901	43	5,605	7,825	63,747	23,713
Expense waiver	(3,857)	(14,374)	(16)	(2,797)	(3,905)	(22,495)	(11,083)
Net expenses	5,568	19,527	27	2,808	3,920	41,252	12,630
Net investment income (loss)	14,946	51,542	183	9,458	(1,509)	69,114	25,960

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	37	—	—	—	—	—	—
Investments - affiliated	—	102,200	—	(3,950)	9,116	34,285	20,108
Distributions from unaffiliated
investment companies	41,203	—	—	—	—	—	—
Distributions from affiliated investment
companies	—	254,976	—	1,897	31,659	431,389	97,572
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(113,136)	—	(1,034)	—	—	—	—
Investments - affiliated	—	(698,332)	—	(17,878)	(116,390)	(700,309)	(420,120)
Net realized and unrealized gain (loss)	(71,896)	(341,156)	(1,034)	(19,931)	(75,615)	(234,635)	(302,440)
Change in net assets from operations	$(56,950)	$(289,614)	$(851)	$(10,473)	$(77,124)	$(165,521)	$(276,480)
(a) Affiliated income	$—	$71,069	$—	$12,266	$2,411	$110,366	$38,590

(b)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(c)	Period from commencement of operations August 13, 2018.

See accompanying Notes to Financial Statements.

52

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/American Funds New World Fund(b)	JNL/Vanguard Capital Growth Fund(b)	JNL/Vanguard Equity Income Fund(b)	JNL/Vanguard International Fund(b)	JNL/Vanguard Small Company Growth Fund(b)	JNL Institutional Alt 25 Fund	JNL Institutional Alt 50 Fund
Investment income
Dividends (a)	$—	$—	$—	$—	$—	$32,124	$26,474
Dividends received from master fund (a)	15,285	1,130	1,485	2,018	269	—	—
Total investment income	15,285	1,130	1,485	2,018	269	32,124	26,474

Expenses
Advisory fees	12,820	1,021	529	2,573	1,104	3,308	2,893
Administrative fees	2,054	292	151	572	265	1,526	1,322
12b-1 fees (Class A)	4,095	577	298	1,133	525	9,190	7,928
Legal fees	7	1	1	2	1	14	13
Board of trustee fees	17	2	1	6	2	37	33
Chief compliance officer fees	2	1	1	1	1	5	4
Other expenses	10	1	—	2	—	29	25
Total expenses	19,005	1,895	981	4,289	1,898	14,109	12,218
Expense waiver	(10,267)	(778)	(403)	(2,097)	(883)	—	—
Net expenses	8,738	1,117	578	2,192	1,015	14,109	12,218
Net investment income (loss)	6,547	13	907	(174)	(746)	18,015	14,256

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - affiliated	5,208	1,488	(111)	(2,069)	(611)	34,396	23,015
Distributions from affiliated investment
companies	37,528	3,546	3,917	6,754	7,276	92,776	61,355
Net change in unrealized appreciation
(depreciation) on:
Investments - affiliated	(255,813)	(24,333)	(15,620)	(92,365)	(56,216)	(343,572)	(253,109)
Net realized and unrealized gain (loss)	(213,077)	(19,299)	(11,814)	(87,680)	(49,551)	(216,400)	(168,739)
Change in net assets from operations	$(206,530)	$(19,286)	$(10,907)	$(87,854)	$(50,297)	$(198,385)	$(154,483)
(a) Affiliated income	$15,285	$1,130	$1,485	$2,018	$269	$32,124	$26,474

(b)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

53

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/American Funds Moderate Growth Allocation Fund	JNL/American Funds Growth Allocation Fund	JNL/DFA Growth Allocation Fund	JNL/DFA Moderate Growth Allocation Fund	JNL Moderate Growth Allocation Fund	JNL Growth Allocation Fund	JNL Aggressive Growth Allocation Fund
Investment income
Dividends (a)	$49,512	$42,830	$3,183	$2,880	$29,857	$23,434	$13,497
Total investment income	49,512	42,830	3,183	2,880	29,857	23,434	13,497

Expenses
Advisory fees	4,204	4,341	252	213	2,183	2,221	1,500
Administrative fees	3,390	3,507	189	159	1,208	1,232	782
12b-1 fees (Class A)	6,766	7,001	374	312	7,244	7,380	4,683
Legal fees	11	12	1	1	—	6	1
Board of trustee fees	29	30	2	1	33	32	20
Chief compliance officer fees	4	4	—	—	2	3	2
Other expenses	15	15	—	—	19	24	15
Total expenses	14,419	14,910	818	686	10,689	10,898	7,003
Expense waiver	—	—	(64)	(54)	—	—	—
Net expenses	14,419	14,910	754	632	10,689	10,898	7,003
Net investment income (loss)	35,093	27,920	2,429	2,248	19,168	12,536	6,494

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	8,727	6,304	61	175	—	—	—
Investments - affiliated	(331)	(440)	—	—	16,148	20,904	17,057
Distributions from unaffiliated
investment companies	84,042	108,960	2,148	1,442	—	—	—
Distributions from affiliated investment
companies	—	—	—	—	64,438	87,974	62,157
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(203,593)	(255,781)	(20,981)	(14,414)	—	—	—
Investments - affiliated	(27,824)	(25,990)	—	—	(255,946)	(340,308)	(244,275)
Net realized and unrealized gain (loss)	(138,979)	(166,947)	(18,772)	(12,797)	(175,360)	(231,430)	(165,061)
Change in net assets from operations	$(103,886)	$(139,027)	$(16,343)	$(10,549)	$(156,192)	$(218,894)	$(158,567)
(a) Affiliated income	$8,260	$6,485	$—	$—	$29,857	$23,434	$13,497

See accompanying Notes to Financial Statements.

54

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/Franklin Templeton Founding Strategy Fund	JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Index 5 Fund	JNL/S&P 4 Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund
Investment income
Dividends (a)	$38,674	$10,202	$18,443	$144,412	$25,875	$50,214	$79,761
Total investment income	38,674	10,202	18,443	144,412	25,875	50,214	79,761

Expenses
Advisory fees	—	—	—	—	1,344	2,774	4,968
Administrative fees	691	236	493	3,229	684	1,574	2,926
12b-1 fees (Class A)	4,142	1,414	2,955	20,519	4,102	9,495	18,493
Legal fees	7	2	5	34	7	16	31
Board of trustee fees	17	6	13	86	17	40	78
Chief compliance officer fees	2	1	1	10	2	4	9
Other expenses	13	4	10	66	13	31	59
Total expenses	4,872	1,663	3,477	23,944	6,169	13,934	26,564
Net investment income (loss)	33,802	8,539	14,966	120,468	19,706	36,280	53,197

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - affiliated	4,205	4,418	9,838	100,328	2,708	18,238	48,723
Distributions from affiliated investment
companies	35,664	11,956	49,868	348,279	16,399	82,285	265,121
Net change in unrealized appreciation
(depreciation) on:
Investments - affiliated	(197,420)	(63,633)	(146,747)	(939,864)	(68,140)	(237,179)	(644,729)
Net realized and unrealized gain (loss)	(157,551)	(47,259)	(87,041)	(491,257)	(49,033)	(136,656)	(330,885)
Change in net assets from operations	$(123,749)	$(38,720)	$(72,075)	$(370,789)	$(29,327)	$(100,376)	$(277,688)
(a) Affiliated income	$38,674	$10,202	$18,443	$144,412	$25,875	$50,214	$79,761

See accompanying Notes to Financial Statements.

55

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/S&P Managed Growth Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/Vanguard Global Bond Market Index Fund	JNL/Vanguard International Stock Market Index Fund	JNL/Vanguard U.S. Stock Market Index Fund
Investment income
Dividends (a)	$58,770	$19,738	$1,566	$6,811	$3,922
Total investment income	58,770	19,738	1,566	6,811	3,922

Expenses
Advisory fees	4,572	2,059	93	434	369
Administrative fees	2,672	1,131	70	325	184
12b-1 fees (Class A)	16,802	6,775	138	642	545
Legal fees	28	11	—	1	1
Board of trustee fees	71	29	1	2	2
Chief compliance officer fees	8	3	—	1	1
Other expenses	54	22	—	2	1
Total expenses	24,207	10,030	302	1,407	1,103
Expense waiver	—	—	(46)	(152)	(111)
Net expenses	24,207	10,030	256	1,255	992
Net investment income (loss)	34,563	9,708	1,310	5,556	2,930

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	—	—	(158)	(3,419)	451
Investments - affiliated	60,231	16,503	—	—	—
Distributions from affiliated investment
companies	312,852	135,653	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	—	—	(148)	(42,727)	(27,376)
Investments - affiliated	(711,694)	(305,160)	—	—	—
Net realized and unrealized gain (loss)	(338,611)	(153,004)	(306)	(46,146)	(26,925)
Change in net assets from operations	$(304,048)	$(143,296)	$1,004	$(40,590)	$(23,995)
(a) Affiliated income	$58,770	$19,738	$—	$—	$—

See accompanying Notes to Financial Statements.

56

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/American Funds Balanced Fund(a)	JNL/American Funds Blue Chip Income and Growth Fund(a)	JNL/American Funds Capital Income Builder Fund(a)(b)	JNL/American Funds Global Bond Fund(a)	JNL/American Funds Global Small Capitalization Fund(a)	JNL/American Funds Growth-Income Fund(a)	JNL/American Funds International Fund(a)
Operations
Net investment income (loss)	$14,946	$51,542	$183	$9,458	$(1,509)	$69,114	$25,960
Net realized gain (loss)	41,240	357,176	—	(2,053)	40,775	465,674	117,680
Net change in unrealized appreciation
(depreciation)	(113,136)	(698,332)	(1,034)	(17,878)	(116,390)	(700,309)	(420,120)
Change in net assets from operations	(56,950)	(289,614)	(851)	(10,473)	(77,124)	(165,521)	(276,480)
Distributions to shareholders
From distributable earnings
Class A	(64,486)	—	—	(3,157)	(5,106)	—	(34,715)
Class I	(624)	—	—	(10)	(20)	—	(136)
Total distributions to shareholders	(65,110)	—	—	(3,167)	(5,126)	—	(34,851)
Share transactions[1]
Proceeds from the sale of shares
Class A	493,916	458,079	25,490	149,351	160,386	1,516,094	432,699
Class I	11,241	7,417	1,576	1,265	3,135	30,671	8,907
Reinvestment of distributions
Class A	64,486	—	—	3,157	5,106	—	34,715
Class I	624	—	—	10	20	—	136
Cost of shares redeemed
Class A	(176,215)	(699,270)	(1,401)	(157,927)	(147,244)	(1,088,071)	(453,957)
Class I	(807)	(1,033)	(321)	(293)	(463)	(4,844)	(1,663)
Change in net assets from
share transactions	393,245	(234,807)	25,344	(4,437)	20,940	453,850	20,837
Change in net assets	271,185	(524,421)	24,493	(18,077)	(61,310)	288,329	(290,494)
Net assets beginning of year	774,598	3,450,472	—	520,226	682,161	5,852,141	2,023,599
Net assets end of year	$1,045,783	$2,926,051	$24,493	$502,149	$620,851	$6,140,470	$1,733,105

[1]Share transactions
Shares sold
Class A	42,885	20,681	2,619	13,921	10,950	64,727	29,422
Class I	935	331	163	117	214	1,277	597
Reinvestment of distributions
Class A	6,078	—	—	307	381	—	2,695
Class I	57	—	—	1	1	—	11
Shares redeemed
Class A	(15,375)	(31,608)	(146)	(14,915)	(10,170)	(46,699)	(31,305)
Class I	(68)	(48)	(33)	(27)	(32)	(198)	(114)
Change in shares
Class A	33,588	(10,927)	2,473	(687)	1,161	18,028	812
Class I	924	283	130	91	183	1,079	494
Purchases and sales of long term
investments
Purchase of securities	$389,399	$349,187	$25,534	$79,078	$85,956	$1,068,186	$259,803
Proceeds from sales of securities	$5,015	$277,590	$—	$75,330	$40,003	$113,653	$150,356

(a)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(b)	Period from commencement of operations August 13, 2018.

See accompanying Notes to Financial Statements.

57

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/American Funds New World Fund(a)	JNL/Vanguard Capital Growth Fund(a)	JNL/Vanguard Equity Income Fund(a)	JNL/Vanguard International Fund(a)	JNL/Vanguard Small Company Growth Fund(a)	JNL Institutional Alt 25 Fund	JNL Institutional Alt 50 Fund
Operations
Net investment income (loss)	$6,547	$13	$907	$(174)	$(746)	$18,015	$14,256
Net realized gain (loss)	42,736	5,034	3,806	4,685	6,665	127,172	84,370
Net change in unrealized appreciation
(depreciation)	(255,813)	(24,333)	(15,620)	(92,365)	(56,216)	(343,572)	(253,109)
Change in net assets from operations	(206,530)	(19,286)	(10,907)	(87,854)	(50,297)	(198,385)	(154,483)
Distributions to shareholders
From distributable earnings
Class A	(7,970)	—	—	—	—	—	—
Class I	(48)	—	—	—	—	—	—
Total distributions to shareholders	(8,018)	—	—	—	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	315,500	305,833	166,955	614,522	341,698	160,920	189,885
Class I	7,910	6,089	3,451	8,260	4,404	434	1,327
Reinvestment of distributions
Class A	7,970	—	—	—	—	—	—
Class I	48	—	—	—	—	—	—
Cost of shares redeemed
Class A	(308,727)	(79,595)	(29,528)	(161,565)	(80,049)	(634,859)	(645,187)
Class I	(1,142)	(684)	(142)	(1,608)	(603)	(8)	(357)
Change in net assets from
share transactions	21,559	231,643	140,736	459,609	265,450	(473,513)	(454,332)
Change in net assets	(192,989)	212,357	129,829	371,755	215,153	(671,898)	(608,815)
Net assets beginning of year	1,408,952	71,729	29,462	78,638	55,903	3,307,843	2,892,343
Net assets end of year	$1,215,963	$284,086	$159,291	$450,393	$271,056	$2,635,945	$2,283,528

[1]Share transactions
Shares sold
Class A	24,719	26,718	15,665	57,699	29,128	9,481	11,182
Class I	619	529	326	789	377	25	78
Reinvestment of distributions
Class A	707	—	—	—	—	—	—
Class I	4	—	—	—	—	—	—
Shares redeemed
Class A	(24,400)	(7,060)	(2,777)	(15,801)	(7,283)	(37,362)	(37,979)
Class I	(91)	(60)	(14)	(156)	(52)	—	(22)
Change in shares
Class A	1,026	19,658	12,888	41,898	21,845	(27,881)	(26,797)
Class I	532	469	312	633	325	25	56
Purchases and sales of long term
investments
Purchase of securities	$161,605	$257,440	$152,090	$516,861	$304,018	$924,525	$869,190
Proceeds from sales of securities	$104,037	$22,171	$6,490	$50,551	$31,968	$1,287,362	$1,248,019

(a)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

58

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/American Funds Moderate Growth Allocation Fund	JNL/American Funds Growth Allocation Fund	JNL/DFA Growth Allocation Fund	JNL/DFA Moderate Growth Allocation Fund	JNL Moderate Growth Allocation Fund	JNL Growth Allocation Fund	JNL Aggressive Growth Allocation Fund
Operations
Net investment income (loss)	$35,093	$27,920	$2,429	$2,248	$19,168	$12,536	$6,494
Net realized gain (loss)	92,438	114,824	2,209	1,617	80,586	108,878	79,214
Net change in unrealized appreciation
(depreciation)	(231,417)	(281,771)	(20,981)	(14,414)	(255,946)	(340,308)	(244,275)
Change in net assets from operations	(103,886)	(139,027)	(16,343)	(10,549)	(156,192)	(218,894)	(158,567)
Distributions to shareholders
From distributable earnings
Class A	—	—	(22)	(12)	—	—	—
Total distributions to shareholders	—	—	(22)	(12)	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	420,476	717,218	118,865	87,453	307,874	309,638	319,826
Class I	9,178	11,895	3,265	4,383	2,243	6,956	5,003
Reinvestment of distributions
Class A	—	—	22	12	—	—	—
Cost of shares redeemed
Class A	(403,844)	(391,937)	(26,729)	(17,943)	(475,327)	(455,234)	(354,447)
Class I	(1,363)	(2,119)	(329)	(513)	(244)	(1,093)	(924)
Change in net assets from
share transactions	24,447	335,057	95,094	73,392	(165,454)	(139,733)	(30,542)
Change in net assets	(79,439)	196,030	78,729	62,831	(321,646)	(358,627)	(189,109)
Net assets beginning of year	2,218,946	2,090,597	80,281	64,134	2,483,125	2,512,412	1,525,671
Net assets end of year	$2,139,507	$2,286,627	$159,010	$126,965	$2,161,479	$2,153,785	$1,336,562

[1]Share transactions
Shares sold
Class A	27,994	43,134	11,210	8,227	22,661	22,919	24,722
Class I	607	716	305	411	166	513	388
Reinvestment of distributions
Class A	—	—	2	1	—	—	—
Shares redeemed
Class A	(26,930)	(23,758)	(2,511)	(1,708)	(35,008)	(33,916)	(27,643)
Class I	(89)	(131)	(31)	(48)	(18)	(82)	(70)
Change in shares
Class A	1,064	19,376	8,701	6,520	(12,347)	(10,997)	(2,921)
Class I	518	585	274	363	148	431	318
Purchases and sales of long term
investments
Purchase of securities	$710,316	$793,941	$114,063	$87,509	$701,725	$829,323	$666,201
Proceeds from sales of securities	$567,964	$322,756	$14,390	$10,416	$783,635	$868,602	$628,123

See accompanying Notes to Financial Statements.

59

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/Franklin Templeton Founding Strategy Fund	JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Index 5 Fund	JNL/S&P 4 Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund
Operations
Net investment income (loss)	$33,802	$8,539	$14,966	$120,468	$19,706	$36,280	$53,197
Net realized gain (loss)	39,869	16,374	59,706	448,607	19,107	100,523	313,844
Net change in unrealized appreciation
(depreciation)	(197,420)	(63,633)	(146,747)	(939,864)	(68,140)	(237,179)	(644,729)
Change in net assets from operations	(123,749)	(38,720)	(72,075)	(370,789)	(29,327)	(100,376)	(277,688)
Share transactions[1]
Proceeds from the sale of shares
Class A	103,345	58,221	126,911	602,749	205,372	258,872	532,083
Class I	1,840	10	989	6,118	3,517	2,586	7,020
Cost of shares redeemed
Class A	(284,680)	(111,076)	(222,260)	(1,479,840)	(436,904)	(615,182)	(1,167,015)
Class I	(707)	—	(12)	(785)	(2,933)	(183)	(59)
Change in net assets from
share transactions	(180,202)	(52,845)	(94,372)	(871,758)	(230,948)	(353,907)	(627,971)
Change in net assets	(303,951)	(91,565)	(166,447)	(1,242,547)	(260,275)	(454,283)	(905,659)
Net assets beginning of year	1,480,299	497,783	1,025,323	7,126,524	1,481,930	3,315,520	6,380,150
Net assets end of year	$1,176,348	$406,218	$858,876	$5,883,977	$1,221,655	$2,861,237	$5,474,491

[1]Share transactions
Shares sold
Class A	7,463	4,190	8,607	28,922	15,369	16,720	30,065
Class I	131	1	66	291	264	169	402
Shares redeemed
Class A	(20,499)	(7,981)	(15,069)	(70,755)	(32,645)	(39,706)	(65,919)
Class I	(50)	—	(1)	(37)	(221)	(12)	(3)
Change in shares
Class A	(13,036)	(3,791)	(6,462)	(41,833)	(17,276)	(22,986)	(35,854)
Class I	81	1	65	254	43	157	399
Purchases and sales of long term
investments
Purchase of securities	$75,485	$32,009	$90,305	$497,311	$158,929	$282,264	$641,718
Proceeds from sales of securities	$186,251	$64,368	$119,858	$900,432	$353,813	$517,672	$951,496

See accompanying Notes to Financial Statements.

60

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/S&P Managed Growth Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/Vanguard Global Bond Market Index Fund	JNL/Vanguard International Stock Market Index Fund	JNL/Vanguard U.S. Stock Market Index Fund
Operations
Net investment income (loss)	$34,563	$9,708	$1,310	$5,556	$2,930
Net realized gain (loss)	373,083	152,156	(158)	(3,419)	451
Net change in unrealized appreciation
(depreciation)	(711,694)	(305,160)	(148)	(42,727)	(27,376)
Change in net assets from operations	(304,048)	(143,296)	1,004	(40,590)	(23,995)
Share transactions[1]
Proceeds from the sale of shares
Class A	582,376	325,234	77,609	223,370	287,360
Class I	5,621	6,253	1,467	6,300	6,965
Cost of shares redeemed
Class A	(1,041,392)	(417,575)	(22,166)	(80,268)	(50,859)
Class I	(1,063)	(248)	(215)	(1,211)	(1,250)
Change in net assets from
share transactions	(454,458)	(86,336)	56,695	148,191	242,216
Change in net assets	(758,506)	(229,632)	57,699	107,601	218,221
Net assets beginning of year	5,682,427	2,233,501	13,807	118,462	52,644
Net assets end of year	$4,923,921	$2,003,869	$71,506	$226,063	$270,865

[1]Share transactions
Shares sold
Class A	30,328	14,328	7,774	21,824	26,082
Class I	292	272	147	621	619
Shares redeemed
Class A	(54,292)	(18,439)	(2,220)	(8,220)	(4,653)
Class I	(57)	(11)	(22)	(122)	(110)
Change in shares
Class A	(23,964)	(4,111)	5,554	13,604	21,429
Class I	235	261	125	499	509
Purchases and sales of long term
investments
Purchase of securities	$715,931	$303,374	$66,654	$192,992	$258,067
Proceeds from sales of securities	$823,074	$244,377	$8,692	$39,209	$12,860

See accompanying Notes to Financial Statements.

61

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/American Funds Balanced Fund(a)(b)	JNL/American Funds Blue Chip Income and Growth Fund(a)(b)	JNL/American Funds Global Bond Fund(a)(b)	JNL/American Funds Global Small Capitalization Fund(a)(b)	JNL/American Funds Growth-Income Fund(a)(b)	JNL/American Funds International Fund(a)(b)	JNL/American Funds New World Fund(a)(b)
Operations
Net investment income (loss)	$11,571	$53,246	$252	$760	$54,944	$16,769	$7,374
Net realized gain (loss)	55,743	178,420	1,499	4,388	317,864	18,023	107
Net change in unrealized appreciation
(depreciation)	16,113	262,104	28,920	127,576	603,611	369,439	274,629
Change in net assets from operations	83,427	493,770	30,671	132,724	976,419	404,231	282,110
Distributions to shareholders
From net investment income
Class A	(6,580)	—	(1,642)	(1,106)	—	(11,165)	(3,706)
Class I	(8)	—	(1)	—	—	(3)	(1)
From net realized gains
Class A	(9,578)	—	—	(89,542)	—	(86,494)	—
Class I	(11)	—	—	(21)	—	(23)	—
Total distributions to shareholders	(16,177)	—	(1,643)	(90,669)	—	(97,685)	(3,707)
Share transactions[1]
Proceeds from the sale of shares
Class A	344,215	661,439	128,233	154,110	1,501,351	748,236	399,232
Class I	581	339	215	292	1,102	464	467
Reinvestment of distributions
Class A	16,158	—	1,642	90,648	—	97,659	3,706
Class I	19	—	1	21	—	26	1
Cost of shares redeemed
Class A	(110,633)	(612,963)	(110,268)	(100,001)	(665,948)	(229,155)	(176,961)
Class I	(144)	(180)	(34)	(48)	(108)	(183)	(126)
Change in net assets from
share transactions	250,196	48,635	19,789	145,022	836,397	617,047	226,319
Change in net assets	317,446	542,405	48,817	187,077	1,812,816	923,593	504,722
Net assets beginning of year	457,152	2,908,067	471,409	495,084	4,039,325	1,100,006	904,230
Net assets end of year	$774,598	$3,450,472	$520,226	$682,161	$5,852,141	$2,023,599	$1,408,952
Undistributed (excess of distributions
over) net investment income (loss)	$6,685	$—	$3,152	$751	$—	$17,291	$7,358

[1]Share transactions
Shares sold
Class A	30,986	33,021	12,110	10,696	74,487	53,344	33,261
Class I	50	17	20	20	51	32	38
Reinvestment of distributions
Class A	1,533	—	151	6,685	—	6,820	292
Class I	2	—	—	1	—	2	—
Shares redeemed
Class A	(10,126)	(30,350)	(10,463)	(6,956)	(32,782)	(16,364)	(14,828)
Class I	(13)	(9)	(3)	(3)	(5)	(13)	(11)
Change in shares
Class A	22,393	2,671	1,798	10,425	41,705	43,800	18,725
Class I	39	8	17	18	46	21	27

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

62

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Vanguard Capital Growth Fund(a)(b)	JNL/Vanguard Equity Income Fund(a)(b)	JNL/Vanguard International Fund(a)(b)	JNL/Vanguard Small Company Growth Fund(a)(b)	JNL Institutional Alt 25 Fund(c)	JNL Institutional Alt 50 Fund(c)	JNL/American Funds Moderate Growth Allocation Fund(c)
Operations
Net investment income (loss)	$(65)	$(19)	$(61)	$(62)	$10,517	$24,839	$17,018
Net realized gain (loss)	—	—	—	(54)	234,335	116,264	105,707
Net change in unrealized appreciation
(depreciation)	2,604	788	1,263	1,801	19,685	122,284	164,316
Change in net assets from operations	2,539	769	1,202	1,685	264,537	263,387	287,041
Share transactions[1]
Proceeds from the sale of shares
Class A	72,663	29,446	79,711	66,638	97,079	154,207	542,545
Class I	111	385	207	98	113	115	566
Proceeds in connection with acquisition
Class A	—	—	—	—	1,790,144	506,396	—
Cost of shares redeemed
Class A	(3,584)	(1,032)	(2,482)	(12,518)	(351,785)	(602,488)	(319,647)
Class I	—	(106)	—	—	—	—	—
Change in net assets from
share transactions	69,190	28,693	77,436	54,218	1,535,551	58,230	223,464
Change in net assets	71,729	29,462	78,638	55,903	1,800,088	321,617	510,505
Net assets beginning of year	—	—	—	—	1,507,755	2,570,726	1,708,441
Net assets end of year	$71,729	$29,462	$78,638	$55,903	$3,307,843	$2,892,343	$2,218,946
Undistributed (excess of distributions
over) net investment income (loss)	$—	$—	$—	$—	$—	$—	$—

[1]Share transactions
Shares sold
Class A	6,971	2,831	7,829	6,412	5,989	9,432	39,065
Class I	10	36	20	9	7	7	38
Shares issued in connection with acquisition
Class A	—	—	—	—	108,635	30,448	—
Shares redeemed
Class A	(341)	(97)	(243)	(1,215)	(21,787)	(36,892)	(22,869)
Class I	—	(10)	—	—	—	—	—
Change in shares
Class A	6,630	2,734	7,586	5,197	92,837	2,988	16,196
Class I	10	26	20	9	7	7	38

(a)	Period from commencement of operations September 25, 2017.
(b)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(c)	Effective September 25, 2017, Class I shares were offered by the Fund.

See accompanying Notes to Financial Statements.

63

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/American Funds Growth Allocation Fund(a)	JNL/DFA Growth Allocation Fund(a)(b)	JNL/DFA Moderate Growth Allocation Fund(a)(b)	JNL Moderate Growth Allocation Fund(a)	JNL Growth Allocation Fund(a)	JNL Aggressive Growth Allocation Fund(a)	JNL/Franklin Templeton Founding Strategy Fund(a)
Operations
Net investment income (loss)	$13,596	$743	$542	$11,561	$13,388	$5,109	$39,099
Net realized gain (loss)	126,533	1,610	924	236,871	310,655	202,141	296,033
Net change in unrealized appreciation
(depreciation)	174,211	2,241	1,240	(16,948)	31,820	6,216	(170,937)
Change in net assets from operations	314,340	4,594	2,706	231,484	355,863	213,466	164,195
Distributions to shareholders
From net investment income
Class A	—	(2,298)	(1,410)	—	—	—	—
Class I	—	(2)	(2)	—	—	—	—
From net realized gains
Class A	—	(39)	(45)	—	—	—	—
Total distributions to shareholders	—	(2,339)	(1,457)	—	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	650,074	80,844	65,226	222,291	335,822	261,947	136,792
Class I	266	76	173	—	612	261	6
Proceeds in connection with acquisition
Class A	—	—	—	879,911	318,270	348,477	—
Reinvestment of distributions
Class A	—	2,337	1,455	—	—	—	—
Class I	—	2	2	—	—	—	—
Cost of shares redeemed
Class A	(233,930)	(5,233)	(3,971)	(268,404)	(343,020)	(182,590)	(275,055)
Change in net assets from
share transactions	416,410	78,026	62,885	833,798	311,684	428,095	(138,257)
Change in net assets	730,750	80,281	64,134	1,065,282	667,547	641,561	25,938
Net assets beginning of year	1,359,847	—	—	1,417,843	1,844,865	884,110	1,454,361
Net assets end of year	$2,090,597	$80,281	$64,134	$2,483,125	$2,512,412	$1,525,671	$1,480,299
Undistributed (excess of distributions
over) net investment income (loss)	$—	$—	$—	$—	$—	$—	$—

[1]Share transactions
Shares sold
Class A	43,124	7,643	6,213	17,121	26,624	21,975	10,314
Class I	16	7	16	—	46	20	—
Shares issued in connection with acquisition
Class A	—	—	—	66,254	24,454	28,107	—
Reinvestment of distributions
Class A	—	216	137	—	—	—	—
Shares redeemed
Class A	(15,544)	(490)	(378)	(20,756)	(27,352)	(15,227)	(20,693)
Change in shares
Class A	27,580	7,369	5,972	62,619	23,726	34,855	(10,379)
Class I	16	7	16	—	46	20	—

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)	Period from commencement of operations April 24, 2017.

See accompanying Notes to Financial Statements.

64

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Mellon Capital 10 x 10 Fund(a)	JNL/Mellon Capital Index 5 Fund(a)	JNL/S&P 4 Fund(a)	JNL/S&P Managed Conservative Fund(a)	JNL/S&P Managed Moderate Fund(a)	JNL/S&P Managed Moderate Growth Fund(a)	JNL/S&P Managed Growth Fund(a)
Operations
Net investment income (loss)	$8,003	$13,950	$143,034	$18,472	$31,886	$48,839	$34,538
Net realized gain (loss)	140,258	229,984	(13,487)	39,801	292,637	922,784	1,088,661
Net change in unrealized appreciation
(depreciation)	(77,296)	(108,148)	867,595	44,118	27,091	(43,116)	(94,776)
Change in net assets from operations	70,965	135,786	997,142	102,391	351,614	928,507	1,028,423
Share transactions[1]
Proceeds from the sale of shares
Class A	77,966	203,635	816,398	199,102	300,067	519,590	551,904
Class I	—	1	791	1	111	832	243
Cost of shares redeemed
Class A	(86,458)	(160,737)	(1,810,283)	(406,132)	(612,629)	(1,118,981)	(947,851)
Change in net assets from
share transactions	(8,492)	42,899	(993,094)	(207,029)	(312,451)	(598,559)	(395,704)
Change in net assets	62,473	178,685	4,048	(104,638)	39,163	329,948	632,719
Net assets beginning of year	435,310	846,638	7,122,476	1,586,568	3,276,357	6,050,202	5,049,708
Net assets end of year	$497,783	$1,025,323	$7,126,524	$1,481,930	$3,315,520	$6,380,150	$5,682,427

[1]Share transactions
Shares sold
Class A	6,224	15,122	44,436	15,283	20,444	31,613	31,946
Class I	—	—	40	—	7	48	13
Shares redeemed
Class A	(6,794)	(11,797)	(97,907)	(31,154)	(41,663)	(68,214)	(54,790)
Change in shares
Class A	(570)	3,325	(53,471)	(15,871)	(21,219)	(36,601)	(22,844)
Class I	—	—	40	—	7	48	13

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.

See accompanying Notes to Financial Statements.

65

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/S&P Managed Aggressive Growth Fund(a)	JNL/Vanguard Global Bond Market Index Fund(b)	JNL/Vanguard International Stock Market Index Fund(b)	JNL/Vanguard U.S. Stock Market Index Fund(b)
Operations
Net investment income (loss)	$13,023	$102	$825	$197
Net realized gain (loss)	406,314	(2)	361	387
Net change in unrealized appreciation
(depreciation)	6,841	(72)	2,094	719
Change in net assets from operations	426,178	28	3,280	1,303
Share transactions[1]
Proceeds from the sale of shares
Class A	324,429	14,926	118,442	52,571
Class I	54	16	183	101
Cost of shares redeemed
Class A	(358,562)	(1,163)	(3,443)	(1,331)
Change in net assets from
share transactions	(34,079)	13,779	115,182	51,341
Change in net assets	392,099	13,807	118,462	52,644
Net assets beginning of year	1,841,402	—	—	—
Net assets end of year	$2,233,501	$13,807	$118,462	$52,644

[1]Share transactions
Shares sold
Class A	16,114	1,489	11,658	5,033
Class I	2	2	18	10
Shares redeemed
Class A	(17,721)	(116)	(337)	(127)
Change in shares
Class A	(1,607)	1,373	11,321	4,906
Class I	2	2	18	10

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)	Period from commencement of operations September 25, 2017.

See accompanying Notes to Financial Statements.

66

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)

JNL/American Funds Balanced Fund(g)(h)
Class A
12/31/18		11.56	0.18	(0.73)	(0.55)	(0.07)		(0.64)	10.30	(4.89)	1,035,023	34	(i)	0.58	0.98	1.54
12/31/17	(j)	10.26	0.23	1.44	1.67	(0.15)		(0.22)	11.56	16.71	773,584	39	(i)	0.69	1.00	2.07
12/31/16		10.36	0.16	0.44	0.60	(0.00)	(k)	(0.70)	10.26	5.73	456,663	57	(i)	0.98	1.01	1.53
12/31/15		11.26	0.14	(0.30)	(0.16)	(0.09)		(0.65)	10.36	(1.52)	456,687	72	(i)	1.00	1.01	1.27
12/31/14		11.30	0.15	(0.09)	0.06	(0.10)		—	11.26	0.54	472,427	62	(i)	1.01	1.01	1.30

Class I
12/31/18		11.92	0.34	(0.86)	(0.52)	(0.09)		(0.64)	10.67	(4.56)	10,760	34	(i)	0.28	0.68	2.88
12/31/17	‡(j)	10.56	0.26	1.50	1.76	(0.18)		(0.22)	11.92	17.03	1,014	39	(i)	0.47	0.77	2.30
12/31/16		10.65	0.19	0.44	0.63	(0.02)		(0.70)	10.56	5.87	489	57	(i)	0.78	0.81	1.73
12/31/15		11.55	0.17	(0.31)	(0.14)	(0.11)		(0.65)	10.65	(1.28)	465	72	(i)	0.80	0.81	1.46
12/31/14		11.59	0.18	(0.10)	0.08	(0.12)		—	11.55	0.71	559	62	(i)	0.81	0.81	1.50

JNL/American Funds Blue Chip Income and Growth Fund(g)(h)
Class A
12/31/18		22.12	0.34	(2.33)	(1.99)	—		—	20.13	(9.00)	2,919,769	49		0.58	1.01	1.54
12/31/17		18.97	0.34	2.81	3.15	—		—	22.12	16.61	3,449,917	34		0.59	1.02	1.67
12/31/16		16.03	0.33	2.61	2.94	—		—	18.97	18.34	2,907,733	30		0.59	1.02	1.90
12/31/15		17.04	0.28	(0.84)	(0.56)	(0.41)		(0.04)	16.03	(3.32)	1,960,998	26		0.60	1.05	1.65
12/31/14		14.98	0.52	1.73	2.25	(0.16)		(0.03)	17.04	14.99	1,874,780	37		0.61	1.09	3.25

Class I
12/31/18		22.36	0.80	(2.75)	(1.95)	—		—	20.41	(8.72)	6,282	49		0.28	0.71	3.58
12/31/17	‡	19.13	0.44	2.79	3.23	—		—	22.36	16.88	555	34		0.36	0.79	2.17
12/31/16		16.13	0.39	2.61	3.00	—		—	19.13	18.60	334	30		0.39	0.82	2.23
12/31/15		17.14	0.29	(0.82)	(0.53)	(0.44)		(0.04)	16.13	(3.11)	195	26		0.38	0.83	1.71
12/31/14		15.05	0.60	1.70	2.30	(0.18)		(0.03)	17.14	15.27	224	37		0.36	0.84	3.70

JNL/American Funds Capital Income Builder Fund
Class A
12/31/18	*	10.00	0.15	(0.74)	(0.59)	—		—	9.41	(5.90)	23,271	42	(l)	0.61	0.98	4.09

Class I
12/31/18	*	10.00	0.21	(0.78)	(0.57)	—		—	9.43	(5.70)	1,222	42	(l)	0.25	0.68	5.70

JNL/American Funds Global Bond Fund(g)(h)
Class A
12/31/18		10.76	0.19	(0.37)	(0.18)	(0.06)		—	10.52	(1.62)	500,836	78	(m)	0.53	1.05	1.77
12/31/17		10.13	0.01	0.65	0.66	(0.03)		—	10.76	6.56	519,871	74	(m)	0.53	1.05	0.05
12/31/16		9.90	0.02	0.21	0.23	—		—	10.13	2.32	471,248	70	(m)	0.55	1.05	0.23
12/31/15		10.58	(0.05)	(0.40)	(0.45)	(0.14)		(0.09)	9.90	(4.24)	442,844	88	(m)	0.55	1.07	(0.46)
12/31/14		10.54	0.13	(0.01)	0.12	(0.00)	(k)	(0.08)	10.58	1.17	493,988	134	(m)	0.55	1.10	1.18

Class I
12/31/18		10.85	0.32	(0.47)	(0.15)	(0.09)		—	10.61	(1.39)	1,313	78	(m)	0.23	0.75	3.01
12/31/17	‡	10.21	0.05	0.65	0.70	(0.06)		—	10.85	6.81	355	74	(m)	0.30	0.82	0.49
12/31/16		9.95	0.04	0.22	0.26	—		—	10.21	2.61	161	70	(m)	0.35	0.85	0.42
12/31/15		10.65	(0.02)	(0.42)	(0.44)	(0.17)		(0.09)	9.95	(4.12)	152	88	(m)	0.33	0.85	(0.24)
12/31/14		10.61	0.14	0.01	0.15	(0.03)		(0.08)	10.65	1.40	163	134	(m)	0.30	0.85	1.31

JNL/American Funds Global Small Capitalization Fund(g)(h)
Class A
12/31/18		14.31	(0.03)	(1.50)	(1.53)	(0.02)		(0.09)	12.67	(10.77)	618,162	43		0.55	1.10	(0.21)
12/31/17		13.30	0.02	3.25	3.27	(0.03)		(2.23)	14.31	25.52	681,782	33		0.55	1.10	0.13
12/31/16		13.07	0.00	0.23	0.23	—		—	13.30	1.76	494,981	40		0.55	1.10	(0.04)
12/31/15		13.32	(0.08)	0.08	0.00	—		(0.25)	13.07	(0.05)	515,018	36		0.55	1.12	(0.55)
12/31/14		13.20	(0.03)	0.27	0.24	(0.03)		(0.09)	13.32	1.80	394,604	28		0.55	1.15	(0.20)

Class I
12/31/18		14.48	0.04	(1.55)	(1.51)	(0.03)		(0.09)	12.85	(10.48)	2,689	43		0.25	0.80	0.30
12/31/17	‡	13.43	0.09	3.24	3.33	(0.05)		(2.23)	14.48	25.78	379	33		0.31	0.86	0.61
12/31/16		13.17	0.02	0.24	0.26	—		—	13.43	1.97	103	40		0.35	0.90	0.16
12/31/15		13.39	(0.05)	0.08	0.03	—		(0.25)	13.17	0.18	110	36		0.34	0.91	(0.34)
12/31/14		13.26	0.01	0.26	0.27	(0.05)		(0.09)	13.39	2.05	137	28		0.30	0.90	0.04

See accompanying Notes to Financial Statements.

67

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations				Distributions from				Supplemental data			Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)		Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)
JNL/American Funds Growth-Income Fund(g)(h)
Class A
12/31/18		22.23	0.25		(0.73)	(0.48)	—	—	21.75	(2.16)	6,115,179	39	0.64	0.99	1.07
12/31/17		18.24	0.22		3.77	3.99	—	—	22.23	21.88	5,850,613	27	0.65	1.00	1.10
12/31/16		16.42	0.20		1.62	1.82	—	—	18.24	11.08	4,038,917	27	0.67	1.02	1.20
12/31/15		16.94	0.18		0.00	0.18	(0.12)	(0.58)	16.42	1.02	3,067,743	25	0.67	1.04	1.03
12/31/14		15.57	0.17		1.42	1.59	(0.10)	(0.12)	16.94	10.19	2,444,608	25	0.68	1.08	1.05

Class I
12/31/18		22.47	0.64		(1.06)	(0.42)	—	—	22.05	(1.87)	25,291	39	0.34	0.69	2.69
12/31/17	‡	18.39	0.50		3.58	4.08	—	—	22.47	22.19	1,528	27	0.41	0.76	2.41
12/31/16		16.53	0.22		1.64	1.86	—	—	18.39	11.25	408	27	0.47	0.82	1.29
12/31/15		17.03	0.18		0.05	0.23	(0.15)	(0.58)	16.53	1.30	352	25	0.45	0.82	1.02
12/31/14		15.64	0.20		1.43	1.63	(0.12)	(0.12)	17.03	10.41	395	25	0.43	0.83	1.23

JNL/American Funds International Fund(g)(h)
Class A
12/31/18		14.92	0.19		(2.20)	(2.01)	(0.13)	(0.13)	12.65	(13.53)	1,726,176	29	0.63	1.18	1.28
12/31/17		11.98	0.15		3.60	3.75	(0.09)	(0.72)	14.92	31.63	2,022,884	29	0.63	1.18	1.07
12/31/16		11.62	0.13		0.23	0.36	—	—	11.98	3.10	1,099,688	31	0.65	1.20	1.09
12/31/15		12.33	0.16		(0.75)	(0.59)	(0.10)	(0.02)	11.62	(4.84)	979,733	37	0.65	1.22	1.30
12/31/14		12.86	0.15		(0.53)	(0.38)	(0.09)	(0.06)	12.33	(3.04)	717,227	18	0.65	1.25	1.19

Class I
12/31/18		15.07	0.41		(2.40)	(1.99)	(0.15)	(0.13)	12.80	(13.22)	6,929	29	0.33	0.88	2.88
12/31/17	‡	12.08	0.22		3.60	3.82	(0.11)	(0.72)	15.07	31.94	715	29	0.40	0.95	1.56
12/31/16		11.69	0.15		0.24	0.39	—	—	12.08	3.34	318	31	0.45	1.00	1.25
12/31/15		12.41	0.14		(0.72)	(0.58)	(0.12)	(0.02)	11.69	(4.74)	301	37	0.43	1.00	1.13
12/31/14		12.93	0.19		(0.54)	(0.35)	(0.11)	(0.06)	12.41	(2.80)	402	18	0.40	1.00	1.49

JNL/American Funds New World Fund(g)(h)
Class A
12/31/18		13.16	0.06		(1.95)	(1.89)	(0.07)	(0.01)	11.19	(14.41)	1,209,431	58	0.64	1.39	0.48
12/31/17		10.24	0.08		2.88	2.96	(0.04)	—	13.16	28.89	1,408,340	56	0.65	1.40	0.64
12/31/16		9.76	0.04		0.44	0.48	—	—	10.24	4.92	904,033	32	0.65	1.40	0.44
12/31/15		11.19	0.02		(0.40)	(0.38)	(0.09)	(0.96)	9.76	(3.57)	797,251	39	0.65	1.42	0.20
12/31/14		12.37	0.09		(1.10)	(1.01)	(0.09)	(0.08)	11.19	(8.21)	735,706	36	0.65	1.45	0.70

Class I
12/31/18		13.28	0.18		(2.05)	(1.87)	(0.09)	(0.01)	11.31	(14.10)	6,532	58	0.34	1.09	1.49
12/31/17	‡	10.32	0.15		2.86	3.01	(0.05)	—	13.28	29.23	612	56	0.41	1.16	1.22
12/31/16		9.82	0.06		0.44	0.50	—	—	10.32	5.09	197	32	0.45	1.20	0.55
12/31/15		11.25	0.05		(0.40)	(0.35)	(0.12)	(0.96)	9.82	(3.33)	185	39	0.43	1.20	0.42
12/31/14		12.43	0.10		(1.08)	(0.98)	(0.12)	(0.08)	11.25	(8.01)	151	36	0.40	1.20	0.83

JNL/Vanguard Capital Growth Fund(h)
Class A
12/31/18		10.80	0.00		(0.19)	(0.19)	—	—	10.61	(1.76)	278,980	6	0.58	0.98	0.01
12/31/17	*	10.00	(0.02)		0.82	0.80	—	—	10.80	8.00	71,616	7	0.58	0.98	(0.58)

Class I
12/31/18		10.82	0.00		(0.16)	(0.16)	—	—	10.66	(1.48)	5,106	6	0.28	0.68	(0.02)
12/31/17	*	10.00	(0.01)		0.83	0.82	—	—	10.82	8.20	113	7	0.28	0.68	(0.28)

JNL/Vanguard Equity Income Fund(h)
Class A
12/31/18		10.67	0.10		(0.79)	(0.69)	—	—	9.98	(6.47)	155,905	36	0.58	0.98	0.90
12/31/17	*	10.00	(0.02)		0.69	0.67	—	—	10.67	6.70	29,181	38	0.58	0.98	(0.58)

Class I
12/31/18		10.69	0.08		(0.74)	(0.66)	—	—	10.03	(6.17)	3,386	36	0.28	0.68	0.74
12/31/17	*	10.00	(0.01)		0.70	0.69	—	—	10.69	6.90	281	38	0.28	0.68	(0.28)

JNL/Vanguard International Fund(h)
Class A
12/31/18		10.34	(0.00)	(k)	(1.36)	(1.36)	—	—	8.98	(13.15)	444,504	16	0.58	1.13	(0.05)
12/31/17	*	10.00	(0.02)		0.36	0.34	—	—	10.34	3.40	78,429	16	0.58	1.13	(0.58)

Class I
12/31/18		10.34	0.00		(1.33)	(1.33)	—	—	9.01	(12.86)	5,889	16	0.28	0.83	(0.01)
12/31/17	*	10.00	(0.01)		0.35	0.34	—	—	10.34	3.40	209	16	0.28	0.83	(0.28)

See accompanying Notes to Financial Statements.

68

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)
JNL/Vanguard Small Company Growth Fund(h)
Class A
12/31/18		10.74	(0.05)	(0.79)	(0.84)	—	—	9.90	(7.82)	267,736	66		0.58	1.08	(0.42)
12/31/17	*	10.00	(0.02)	0.76	0.74	—	—	10.74	7.40	55,805	93		0.58	1.08	(0.58)

Class I
12/31/18		10.75	(0.02)	(0.79)	(0.81)	—	—	9.94	(7.53)	3,320	66		0.28	0.78	(0.18)
12/31/17	*	10.00	(0.01)	0.76	0.75	—	—	10.75	7.50	98	93		0.28	0.78	(0.28)

JNL Institutional Alt 25 Fund(n)
Class A
12/31/18		17.07	0.10	(1.29)	(1.19)	—	—	15.88	(6.97)	2,635,440	30		0.46	0.46	0.59
12/31/17		14.93	0.09	2.05	2.14	—	—	17.07	14.33	3,307,729	188	(o)	0.30	0.30	0.53
12/31/16		14.08	0.12	0.73	0.85	—	—	14.93	6.04	1,507,755	26		0.17	0.17	0.83
12/31/15		16.19	0.31	(0.66)	(0.35)	(0.38)	(1.38)	14.08	(2.23)	1,613,267	31		0.17	0.17	1.94
12/31/14		16.29	0.21	0.16	0.37	(0.29)	(0.18)	16.19	2.21	1,771,391	50		0.17	0.17	1.27

Class I
12/31/18		17.08	0.22	(1.35)	(1.13)	—	—	15.95	(6.62)	505	30		0.16	0.16	1.31
12/31/17	‡‡	16.48	(0.01)	0.61	0.60	—	—	17.08	3.64	114	188	(o)	0.17	0.17	(0.17)

JNL Institutional Alt 50 Fund(n)
Class A
12/31/18		17.12	0.09	(1.15)	(1.06)	—	—	16.06	(6.19)	2,282,504	33		0.46	0.46	0.54
12/31/17		15.49	0.16	1.47	1.63	—	—	17.12	10.52	2,892,228	153	(o)	0.26	0.26	0.95
12/31/16		14.88	0.20	0.41	0.61	—	—	15.49	4.10	2,570,726	22		0.16	0.16	1.33
12/31/15		16.65	0.40	(0.73)	(0.33)	(0.40)	(1.04)	14.88	(2.05)	2,860,651	25		0.16	0.16	2.43
12/31/14		16.79	0.21	0.11	0.32	(0.26)	(0.20)	16.65	1.86	3,292,344	45		0.16	0.16	1.21

Class I
12/31/18		17.15	0.25	(1.27)	(1.02)	—	—	16.13	(5.95)	1,024	33		0.16	0.16	1.46
12/31/17	‡‡	16.63	(0.01)	0.53	0.52	—	—	17.15	3.13	115	153	(o)	0.17	0.17	(0.17)

JNL/American Funds Moderate Growth Allocation Fund(g)
Class A
12/31/18		14.89	0.23	(0.91)	(0.68)	—	—	14.21	(4.57)	2,131,575	25		0.64	0.64	1.55
12/31/17		12.87	0.12	1.90	2.02	—	—	14.89	15.70	2,218,378	57		0.64	0.64	0.85
12/31/16		11.99	0.19	0.69	0.88	—	—	12.87	7.34	1,708,441	15		0.65	0.65	1.54
12/31/15		12.33	0.18	(0.20)	(0.02)	(0.13)	(0.19)	11.99	(0.15)	1,184,420	2		0.65	0.67	1.40
12/31/14		11.94	0.24	0.27	0.51	(0.10)	(0.02)	12.33	4.26	790,122	1		0.65	0.70	1.96

Class I
12/31/18		14.91	0.39	(1.03)	(0.64)	—	—	14.27	(4.29)	7,932	25		0.34	0.34	2.57
12/31/17	‡‡	14.41	0.24	0.26	0.50	—	—	14.91	3.47	568	57		0.35	0.35	6.09

JNL/American Funds Growth Allocation Fund(g)
Class A
12/31/18		16.33	0.20	(1.08)	(0.88)	—	—	15.45	(5.39)	2,277,300	14		0.64	0.64	1.19
12/31/17		13.54	0.12	2.67	2.79	—	—	16.33	20.61	2,090,329	55		0.64	0.64	0.79
12/31/16		12.60	0.16	0.78	0.94	—	—	13.54	7.46	1,359,847	19		0.65	0.65	1.23
12/31/15		12.95	0.14	(0.09)	0.05	(0.12)	(0.28)	12.60	0.37	984,397	2		0.65	0.67	1.08
12/31/14		12.56	0.22	0.29	0.51	(0.08)	(0.04)	12.95	4.07	670,434	2		0.65	0.70	1.68

Class I
12/31/18		16.35	0.40	(1.23)	(0.83)	—	—	15.52	(5.08)	9,327	14		0.34	0.34	2.44
12/31/17	‡‡	15.63	0.22	0.50	0.72	—	—	16.35	4.61	268	55		0.35	0.35	5.07

JNL/DFA Growth Allocation Fund(g)
Class A
12/31/18		10.88	0.20	(1.36)	(1.16)	—	—	9.72	(10.65)	156,272	11		0.60	0.65	1.91
12/31/17	*	10.00	0.20	1.03	1.23	(0.34)	(0.01)	10.88	12.23	80,204	3		0.60	0.65	2.72

Class I
12/31/18		10.88	0.31	(1.44)	(1.13)	—	—	9.75	(10.37)	2,738	11		0.25	0.35	2.93
12/31/17	*‡‡	10.69	0.09	0.45	0.54	(0.34)	(0.01)	10.88	5.07	77	3		0.25	0.35	3.18

JNL/DFA Moderate Growth Allocation Fund(g)
Class A
12/31/18		10.71	0.22	(1.07)	(0.85)	—	—	9.86	(7.93)	123,206	10		0.60	0.65	2.10
12/31/17	*	10.00	0.20	0.78	0.98	(0.26)	(0.01)	10.71	9.79	63,960	5		0.61	0.65	2.68

Class I
12/31/18		10.72	0.32	(1.13)	(0.81)	—	—	9.91	(7.55)	3,759	10		0.25	0.35	3.08
12/31/17	*‡‡	10.57	0.12	0.31	0.43	(0.27)	(0.01)	10.72	4.03	174	5		0.26	0.35	4.28

See accompanying Notes to Financial Statements.

69

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)
JNL Moderate Growth Allocation Fund(n)
Class A
12/31/18		13.71	0.11	(1.02)	(0.91)	—	—	12.80	(6.64)	2,159,584	29		0.44	0.44	0.79
12/31/17		11.97	0.09	1.65	1.74	—	—	13.71	14.54	2,483,124	168	(o)	0.26	0.26	0.66
12/31/16		11.16	0.08	0.73	0.81	—	—	11.97	7.26	1,417,843	44		0.15	0.15	0.67
12/31/15		11.93	0.21	(0.42)	(0.21)	(0.29)	(0.27)	11.16	(1.81)	1,312,128	57		0.15	0.15	1.78
12/31/14		12.08	0.18	0.48	0.66	(0.27)	(0.54)	11.93	5.35	1,279,991	18		0.15	0.15	1.43

Class I
12/31/18		13.72	0.25	(1.12)	(0.87)	—	—	12.85	(6.34)	1,895	29		0.14	0.14	1.88
12/31/17	‡‡	13.28	0.00	0.44	0.44	—	—	13.72	3.31	1	168	(o)	—	—	0.00

JNL Growth Allocation Fund(n)
Class A
12/31/18		13.56	0.07	(1.30)	(1.23)	—	—	12.33	(9.07)	2,147,880	34		0.44	0.44	0.51
12/31/17		11.43	0.08	2.05	2.13	—	—	13.56	18.64	2,511,790	156	(o)	0.24	0.24	0.64
12/31/16		10.63	0.07	0.73	0.80	—	—	11.43	7.53	1,844,865	41		0.15	0.15	0.63
12/31/15		11.51	0.18	(0.40)	(0.22)	(0.28)	(0.38)	10.63	(2.00)	1,704,657	57		0.15	0.15	1.53
12/31/14		11.63	0.16	0.43	0.59	(0.21)	(0.50)	11.51	5.06	1,566,607	20		0.15	0.15	1.33

Class I
12/31/18		13.58	0.19	(1.39)	(1.20)	—	—	12.38	(8.84)	5,905	34		0.14	0.14	1.38
12/31/17	‡‡	13.02	(0.01)	0.57	0.56	—	—	13.58	4.30	622	156	(o)	0.15	0.15	(0.15)

JNL Aggressive Growth Allocation Fund(n)
Class A
12/31/18		12.99	0.05	(1.41)	(1.36)	—	—	11.63	(10.47)	1,332,619	40		0.45	0.45	0.41
12/31/17		10.70	0.05	2.24	2.29	—	—	12.99	21.40	1,525,405	172	(o)	0.26	0.26	0.45
12/31/16		9.90	0.06	0.74	0.80	—	—	10.70	8.08	884,110	38		0.16	0.16	0.56
12/31/15		10.89	0.15	(0.43)	(0.28)	(0.26)	(0.45)	9.90	(2.63)	761,368	58		0.17	0.17	1.36
12/31/14		10.88	0.14	0.40	0.54	(0.17)	(0.36)	10.89	4.98	697,755	23		0.17	0.17	1.22

Class I
12/31/18		13.00	0.13	(1.45)	(1.32)	—	—	11.68	(10.15)	3,943	40		0.15	0.15	1.05
12/31/17	‡‡	12.40	(0.01)	0.61	0.60	—	—	13.00	4.84	266	172	(o)	0.15	0.15	(0.15)

JNL/Franklin Templeton Founding Strategy Fund(n)
Class A
12/31/18		13.97	0.34	(1.66)	(1.32)	—	—	12.65	(9.45)	1,175,318	5		0.35	0.35	2.45
12/31/17		12.50	0.35	1.12	1.47	—	—	13.97	11.76	1,480,293	104	(o)	0.14	0.14	2.65
12/31/16		11.02	0.34	1.14	1.48	—	—	12.50	13.43	1,454,361	8		0.05	0.05	2.99
12/31/15		11.97	0.37	(1.11)	(0.74)	(0.19)	(0.02)	11.02	(6.19)	1,426,476	6		0.05	0.05	3.12
12/31/14		11.85	0.18	0.14	0.32	(0.20)	—	11.97	2.67	1,655,658	4		0.05	0.05	1.49

Class I
12/31/18		13.98	0.82	(2.10)	(1.28)	—	—	12.70	(9.16)	1,030	5		0.05	0.05	5.95
12/31/17	‡‡	13.62	0.00	0.36	0.36	—	—	13.98	2.64	6	104	(o)	0.04	0.04	(0.04)

JNL/Mellon Capital 10 x 10 Fund(n)
Class A
12/31/18		13.83	0.25	(1.47)	(1.22)	—	—	12.61	(8.82)	406,208	7		0.35	0.35	1.81
12/31/17		11.90	0.22	1.71	1.93	—	—	13.83	16.22	497,782	111	(o)	0.14	0.14	1.70
12/31/16		10.62	0.15	1.13	1.28	—	—	11.90	12.05	435,310	12		0.05	0.05	1.40
12/31/15		11.39	0.22	(0.48)	(0.26)	(0.23)	(0.28)	10.62	(2.26)	409,603	9		0.05	0.05	1.93
12/31/14		11.07	0.23	0.68	0.91	(0.20)	(0.39)	11.39	8.26	436,823	7		0.05	0.05	1.99

Class I
12/31/18		13.84	0.15	(1.32)	(1.17)	—	—	12.67	(8.45)	10	7		0.01	0.01	1.12
12/31/17	‡‡	13.03	0.00	0.81	0.81	—	—	13.84	6.22	1	111	(o)	—	—	0.00

JNL/Mellon Capital Index 5 Fund(n)
Class A
12/31/18		14.62	0.22	(1.36)	(1.14)	—	—	13.48	(7.80)	857,993	9		0.35	0.35	1.52
12/31/17		12.68	0.20	1.74	1.94	—	—	14.62	15.30	1,025,322	109	(o)	0.14	0.14	1.47
12/31/16		11.33	0.04	1.31	1.35	—	—	12.68	11.92	846,638	6		0.05	0.05	0.31
12/31/15		12.16	0.17	(0.34)	(0.17)	(0.22)	(0.44)	11.33	(1.47)	757,495	5		0.05	0.05	1.35
12/31/14		12.20	0.22	0.43	0.65	(0.18)	(0.51)	12.16	5.30	751,361	7		0.05	0.05	1.79

Class I
12/31/18		14.63	0.74	(1.83)	(1.09)	—	—	13.54	(7.45)	883	9		0.05	0.05	5.15
12/31/17	‡‡	13.88	0.00	0.75	0.75	—	—	14.63	5.40	1	109	(o)	—	—	0.00

See accompanying Notes to Financial Statements.

70

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)
JNL/S&P 4 Fund(n)
Class A
12/31/18		20.41	0.37	(1.65)	(1.28)	—	—	19.13	(6.27)	5,878,323	7		0.35	0.35	1.76
12/31/17		17.69	0.37	2.35	2.72	—	—	20.41	15.38	7,125,698	102	(o)	0.13	0.13	2.02
12/31/16		16.04	0.32	1.33	1.65	—	—	17.69	10.29	7,122,476	7		0.05	0.05	1.91
12/31/15		18.47	0.28	(1.19)	(0.91)	(0.85)	(0.67)	16.04	(5.04)	6,370,591	3		0.05	0.05	1.56
12/31/14		16.76	0.15	2.26	2.41	(0.36)	(0.34)	18.47	14.40	4,983,650	4		0.05	0.05	0.84

Class I
12/31/18		20.42	0.71	(1.93)	(1.22)	—	—	19.20	(5.97)	5,654	7		0.05	0.05	3.37
12/31/17	‡‡	18.63	0.00	1.79	1.79	—	—	20.42	9.61	826	102	(o)	0.06	0.06	(0.06)

JNL/S&P Managed Conservative Fund(n)
Class A
12/31/18		13.42	0.19	(0.50)	(0.31)	—	—	13.11	(2.31)	1,221,090	12		0.45	0.45	1.44
12/31/17		12.56	0.16	0.70	0.86	—	—	13.42	6.85	1,481,929	109	(o)	0.23	0.23	1.20
12/31/16		11.96	0.15	0.45	0.60	—	—	12.56	5.02	1,586,568	16		0.15	0.15	1.19
12/31/15		12.15	0.25	(0.44)	(0.19)	—	—	11.96	(1.56)	1,535,310	14		0.15	0.15	2.03
12/31/14		11.95	0.20	0.18	0.38	(0.04)	(0.14)	12.15	3.12	1,660,356	17		0.15	0.15	1.66

Class I
12/31/18		13.44	0.53	(0.84)	(0.31)	—	—	13.13	(2.31)	565	12		0.15	0.15	4.00
12/31/17	‡‡	13.26	0.00	0.18	0.18	—	—	13.44	1.36	1	109	(o)	—	—	0.00

JNL/S&P Managed Moderate Fund(n)
Class A
12/31/18		15.43	0.18	(0.71)	(0.53)	—	—	14.90	(3.43)	2,858,779	9		0.44	0.44	1.15
12/31/17		13.88	0.14	1.41	1.55	—	—	15.43	11.17	3,315,407	108	(o)	0.22	0.22	0.96
12/31/16		13.15	0.13	0.60	0.73	—	—	13.88	5.55	3,276,357	9		0.14	0.14	0.97
12/31/15		13.30	0.24	(0.39)	(0.15)	—	—	13.15	(1.13)	3,256,103	11		0.14	0.14	1.80
12/31/14		12.99	0.18	0.34	0.52	(0.03)	(0.18)	13.30	3.98	3,449,330	16		0.14	0.14	1.36

Class I
12/31/18		15.44	0.27	(0.76)	(0.49)	—	—	14.95	(3.17)	2,458	9		0.14	0.14	1.77
12/31/17	‡‡	15.06	(0.01)	0.39	0.38	—	—	15.44	2.52	113	108	(o)	0.14	0.14	(0.14)

JNL/S&P Managed Moderate Growth Fund(n)
Class A
12/31/18		17.54	0.15	(1.01)	(0.86)	—	—	16.68	(4.90)	5,467,006	10		0.43	0.43	0.86
12/31/17		15.12	0.13	2.29	2.42	—	—	17.54	16.01	6,379,304	108	(o)	0.22	0.22	0.78
12/31/16		14.31	0.11	0.70	0.81	—	—	15.12	5.66	6,050,202	13		0.14	0.14	0.73
12/31/15		14.43	0.21	(0.33)	(0.12)	—	—	14.31	(0.83)	6,066,472	13		0.14	0.14	1.41
12/31/14		14.07	0.17	0.46	0.63	(0.03)	(0.24)	14.43	4.51	6,362,485	12		0.14	0.14	1.18

Class I
12/31/18		17.56	0.35	(1.17)	(0.82)	—	—	16.74	(4.67)	7,485	10		0.13	0.13	1.95
12/31/17	‡‡	16.90	(0.01)	0.67	0.66	—	—	17.56	3.91	846	108	(o)	0.14	0.14	(0.14)

JNL/S&P Managed Growth Fund(n)
Class A
12/31/18		18.86	0.12	(1.24)	(1.12)	—	—	17.74	(5.94)	4,919,498	13		0.43	0.43	0.62
12/31/17		15.58	0.11	3.17	3.28	—	—	18.86	21.05	5,682,182	111	(o)	0.22	0.22	0.64
12/31/16		14.71	0.09	0.78	0.87	—	—	15.58	5.91	5,049,708	15		0.14	0.14	0.63
12/31/15		14.74	0.11	(0.14)	(0.03)	—	—	14.71	(0.20)	4,958,666	11		0.14	0.14	0.77
12/31/14		14.33	0.11	0.70	0.81	(0.08)	(0.32)	14.74	5.63	4,980,868	11		0.14	0.14	0.75

Class I
12/31/18		18.87	0.32	(1.38)	(1.06)	—	—	17.81	(5.62)	4,423	13		0.13	0.13	1.66
12/31/17	‡‡	17.91	(0.01)	0.97	0.96	—	—	18.87	5.36	245	111	(o)	0.14	0.14	(0.14)

JNL/S&P Managed Aggressive Growth Fund(n)
Class A
12/31/18		22.21	0.10	(1.59)	(1.49)	—	—	20.72	(6.71)	1,998,398	11		0.44	0.44	0.43
12/31/17		18.02	0.13	4.06	4.19	—	—	22.21	23.25	2,233,446	112	(o)	0.23	0.23	0.63
12/31/16		17.00	0.09	0.93	1.02	—	—	18.02	6.00	1,841,402	16		0.15	0.15	0.52
12/31/15		17.04	0.12	(0.16)	(0.04)	—	—	17.00	(0.23)	1,824,889	14		0.15	0.15	0.66
12/31/14		16.48	0.10	0.99	1.09	(0.08)	(0.45)	17.04	6.58	1,764,932	18		0.15	0.15	0.61

Class I
12/31/18		22.23	0.32	(1.75)	(1.43)	—	—	20.80	(6.43)	5,471	11		0.14	0.14	1.41
12/31/17	‡‡	20.99	(0.01)	1.25	1.24	—	—	22.23	5.91	55	112	(o)	0.15	0.15	(0.15)

See accompanying Notes to Financial Statements.

71

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)
JNL/Vanguard Global Bond Market Index Fund
Class A
12/31/18		10.05	0.28	(0.19)	0.09	—	—	10.14	0.90	70,213	19	0.55	0.65	2.80
12/31/17	*	10.00	0.14	(0.09)	0.05	—	—	10.05	0.50	13,791	23	0.58	0.68	5.33

Class I
12/31/18		10.06	0.35	(0.23)	0.12	—	—	10.18	1.19	1,293	19	0.25	0.35	3.47
12/31/17	*	10.00	0.12	(0.06)	0.06	—	—	10.06	0.60	16	23	0.28	0.38	4.62

JNL/Vanguard International Stock Market Index Fund
Class A
12/31/18		10.45	0.25	(1.82)	(1.57)	—	—	8.88	(15.02)	221,452	18	0.58	0.65	2.55
12/31/17	*	10.00	0.11	0.34	0.45	—	—	10.45	4.50	118,273	65	0.58	0.65	3.95

Class I
12/31/18		10.45	0.34	(1.88)	(1.54)	—	—	8.91	(14.74)	4,611	18	0.28	0.35	3.47
12/31/17	*	10.00	0.13	0.32	0.45	—	—	10.45	4.50	189	65	0.28	0.35	4.58

JNL/Vanguard U.S. Stock Market Index Fund
Class A
12/31/18		10.71	0.17	(0.79)	(0.62)	—	—	10.09	(5.79)	265,605	7	0.54	0.60	1.58
12/31/17	*	10.00	0.09	0.62	0.71	—	—	10.71	7.10	52,541	67	0.54	0.60	3.33

Class I
12/31/18		10.72	0.23	(0.81)	(0.58)	—	—	10.14	(5.41)	5,260	7	0.24	0.30	2.07
12/31/17	*	10.00	0.20	0.52	0.72	—	—	10.72	7.20	103	67	0.24	0.30	7.15

*

Commencement of operations was as follows: August 13, 2018 - JNL/American Funds Capital Income Builder Fund; April 24, 2017 - JNL/DFA Growth Allocation Fund and JNL/DFA Moderate Growth Allocation Fund; September 25, 2017 - JNL/Vanguard Capital Growth Fund, JNL/Vanguard Equity Income Fund, JNL/Vanguard International Fund, JNL/Vanguard Small Company Growth Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard International Stock Market Index Fund and JNL/Vanguard US Stock Market Index Fund.

‡	Prior to September 25, 2017, the Fund offered Class B shares. Effective September 25, 2017, Class B shares were renamed to Class I shares.
‡‡	Effective September 25, 2017, Class I shares were offered by the Fund.
(a)	Annualized for periods less than one year.
(b)

Ratios of net investment income and expenses to average net assets do not include the impact of each Master Fund’s and Underlying Funds' expenses. The ratios of net investment income(loss) and expenses to average net assets for both the Master and Feeder Fund are as follows:

	Ratios (annualized for periods less than one year)
	Net expense to average net assets (%)	Total expense to average net assets (%)	Net investment income (loss) to average net assets (%)
JNL/American Funds Balanced Fund
Class A
12/31/18	0.86	1.26	1.26
12/31/17	0.89	1.20	1.87
Class I
12/31/18	0.56	0.96	2.60
12/31/17	0.67	0.97	2.10
JNL/American Funds Blue Chip Income and Growth Fund
Class A
12/31/18	0.99	1.42	1.13
12/31/17	1.00	1.43	1.26
12/31/16	1.00	1.43	1.49
12/31/15	1.01	1.46	1.24
12/31/14	1.03	1.51	2.83
Class I
12/31/18	0.69	1.12	3.17
12/31/17	0.77	1.20	1.76
12/31/16	0.80	1.23	1.82
12/31/15	0.79	1.24	1.30
12/31/14	0.78	1.26	3.28
JNL/American Funds Capital Income Builder Fund
Class A
12/31/18	1.15	1.52	3.55
Class I
12/31/18	0.79	1.22	5.16
JNL/American Funds Global Bond Fund
Class A
12/31/18	1.10	1.62	1.20
12/31/17	1.09	1.61	(0.51)
12/31/16	1.12	1.62	(0.34)

See accompanying Notes to Financial Statements.

72

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

	Ratios (annualized for periods less than one year)
	Net expense to average net assets (%)	Total expense to average net assets (%)	Net investment income (loss) to average net assets (%)
12/31/15	1.12	1.64	(1.03)
12/31/14	1.12	1.67	0.61
Class I
12/31/18	0.80	1.32	2.44
12/31/17	0.86	1.38	(0.07)
12/31/16	0.92	1.42	(0.15)
12/31/15	0.90	1.42	(0.81)
12/31/14	0.87	1.42	0.74
JNL/American Funds Global Small Capitalization Fund
Class A
12/31/18	1.28	1.83	(0.94)
12/31/17	1.28	1.83	(0.60)
12/31/16	1.29	1.84	(0.78)
12/31/15	1.28	1.85	(1.28)
12/31/14	1.29	1.89	(0.94)
Class I
12/31/18	0.98	1.53	(0.43)
12/31/17	1.04	1.59	(0.12)
12/31/16	1.09	1.64	(0.58)
12/31/15	1.07	1.64	(1.07)
12/31/14	1.04	1.64	(0.70)
JNL/American Funds Growth-Income Fund
Class A
12/31/18	0.92	1.27	0.79
12/31/17	0.93	1.28	0.82
12/31/16	0.96	1.31	0.91
12/31/15	0.96	1.33	0.74
12/31/14	0.97	1.37	0.76
Class I
12/31/18	0.62	0.97	2.41
12/31/17	0.69	1.04	2.13
12/31/16	0.76	1.11	1.00
12/31/15	0.74	1.11	0.73
12/31/14	0.72	1.12	0.94
JNL/American Funds International Fund
Class A
12/31/18	1.16	1.71	0.75
12/31/17	1.16	1.71	0.54
12/31/16	1.19	1.74	0.55
12/31/15	1.19	1.76	0.76
12/31/14	1.19	1.79	0.65
Class I
12/31/18	0.86	1.41	2.35
12/31/17	0.93	1.48	1.03
12/31/16	0.99	1.54	0.71
12/31/15	0.97	1.54	0.59
12/31/14	0.94	1.54	0.95
JNL/American Funds New World Fund
Class A
12/31/18	1.41	2.16	(0.29)
12/31/17	1.42	2.17	(0.13)
12/31/16	1.43	2.18	(0.34)
12/31/15	1.44	2.21	(0.59)
12/31/14	1.43	2.23	(0.08)
Class I
12/31/18	1.11	1.86	0.72
12/31/17	1.18	1.93	0.45
12/31/16	1.23	1.98	(0.23)
12/31/15	1.22	1.99	(0.37)
12/31/14	1.18	1.98	0.05
JNL/Vanguard Capital Growth Fund
Class A
12/31/18	0.92	1.32	(0.33)
12/31/17	0.94	1.34	(0.94)
Class I
12/31/18	0.62	1.02	(0.36)
12/31/17	0.64	1.04	(0.64)
JNL/Vanguard Equity Income Fund
Class A
12/31/18	0.87	1.27	0.61

See accompanying Notes to Financial Statements.

73

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

	Ratios (annualized for periods less than one year)
	Net expense to average net assets (%)	Total expense to average net assets (%)	Net investment income (loss) to average net assets (%)
12/31/17	0.89	1.29	(0.89)
Class I
12/31/18	0.57	0.97	0.45
12/31/17	0.59	0.99	(0.59)
JNL/Vanguard International Fund
Class A
12/31/18	0.95	1.50	(0.42)
12/31/17	0.97	1.52	(0.97)
Class I
12/31/18	0.65	1.20	(0.38)
12/31/17	0.67	1.22	(0.67)
JNL/Vanguard Small Company Growth Fund
Class A
12/31/18	0.90	1.40	(0.74)
12/31/17	0.92	1.42	(0.92)
Class I
12/31/18	0.60	1.10	(0.50)
12/31/17	0.62	1.12	(0.62)

(c)	Calculated using the average shares method.
(d)

Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

(e)

Portfolio turnover is not annualized for periods of less than one year. Portfolio turnover for the Funds of Funds is based on the Funds of Funds' purchases and sales of the Underlying Funds. Portfolio turnover for the Master Feeder Funds reflects each Master Fund’s portfolio purchases and sales. Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

(f)

The expenses or expense waivers for certain Funds' Class I shares were $0.00 for one or more days during certain periods and this was a result of the net assets for the respective Class being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for certain Funds' Class I shares were $0.01 for one or more days during certain periods and this was a result of the net assets for the respective Class being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

(g)

Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

(h)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(i)

Portfolio turnover including dollar roll transactions for JNL/American Funds Balanced Fund, formerly known as JNL/Capital Guardian Global Balanced Fund was 105%, 112%, 79% and 18% in 2014, 2015, 2016 and for the period January 1, 2017 to April 23, 2017, respectively. Portfolio turnover excluding dollar rolls was 14% for the period January 1, 2017 to April 23, 2017. Portfolio turnover including dollar roll transactions for JNL/American Funds Balanced Fund’s Master Fund was 85% and 86% in 2017 and 2018, respectively.

(j)	Effective April 24, 2017, the JNL/American Funds Balanced Fund became a Feeder Fund. Prior to April 24, 2017, the Fund was a Sub-Advised Fund named JNL/Capital Guardian Global Balanced Fund.
(k)	Amount represents less than $0.005.
(l)	Portfolio turnover including dollar roll transactions for JNL/American Funds Capital Income Builder Fund's Master Fund was 98% in 2018.
(m)	Portfolio turnover including dollar roll transactions for JNL/American Funds Global Bond Fund's Master Fund was 200%, 159%, 154%, 105% and 125% in 2014, 2015, 2016, 2017 and 2018, respectively.
(n)

Prior to September 25, 2017, the Fund did not charge a 12b-1 fee. The shareholders investing in a Fund of Funds indirectly bore any 12b-1 fees incurred by the Class A shares or regular shares, as applicable of each Underlying Fund. Effective September 25, 2017, the Fund began to charge a Rule 12b-1 fee at a maximum annual rate of 0.30% of the average daily net assets of the Class A shares. At this time, the investment in each Underlying Fund was sold from Class A shares and purchased into Class I shares which do not charge a 12b-1 fee.

(o)

Portfolio turnover includes the purchase and sale in each Underlying Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. Portfolio turnover not including the purchase and sale of each Underlying Fund was as follows:

Portfolio Turnover (%)
JNL Institutional Alt 25 Fund	37
JNL Institutional Alt 50 Fund	47
JNL Moderate Growth Allocation Fund	44
JNL Growth Allocation Fund	49
JNL Aggressive Growth Allocation Fund	51
JNL/Franklin Templeton Founding Strategy Fund	4
JNL/Mellon Capital 10 x 10 Fund	9
JNL/Mellon Capital Index 5 Fund	5
JNL/S&P 4 Fund	5
JNL/S&P Managed Conservative Fund	12
JNL/S&P Managed Moderate Fund	12
JNL/S&P Managed Moderate Growth Fund	11
JNL/S&P Managed Growth Fund	15
JNL/S&P Managed Aggressive Growth Fund	18

See accompanying Notes to Financial Statements.

74

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2018

NOTE 1. ORGANIZATION

JNL Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated June 1, 1994, as amended and restated September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2018 consisted of one-hundred and twenty-three (123) separate funds. Information in these financial statements pertains to thirty-three (33) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. Shares of each Fund are sold to Jackson and its separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies and to other affiliated registered investment companies. The Funds and each Fund's Adviser are:

Fund:	Adviser/Sub-Adviser:

JNL/American Funds Balanced Fund, JNL/American Funds Blue Chip Income and Growth Fund, JNL/American Funds Capital Income Builder Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund and JNL/American Funds New World Fund. These Funds are collectively known as "JNL/American Funds Master Feeder Funds".

JNAM (Adviser to each Master Feeder Fund) Capital Research and Management Company (Investment Adviser to each Master Fund)

JNL/Vanguard Capital Growth Fund (PRIMECAP Management Company), JNL/Vanguard Equity Income Fund (The Vanguard Group, Inc. and Wellington Management Company LLP), JNL/Vanguard International Fund (Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd.) and JNL/Vanguard Small Company Growth Fund (The Vanguard Group, Inc. and ArrowMark Colorado Holdings, LLC). These Funds are collectively known as “JNL/Vanguard Master Feeder Funds”.*

JNAM (Adviser to each Master Feeder Fund)

PRIMECAP Management Company, The Vanguard Group, Inc., Wellington Management Company LLP, Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., Schroder Investment Management North America Ltd. and ArrowMark Colorado Holdings, LLC. (Investment Advisers or Sub-Adviser to each Master Fund)

JNL Institutional Alt 25 Fund and JNL Institutional Alt 50 Fund. These Funds are collectively known as "JNL Alt Funds".

JNL/American Funds Moderate Growth Allocation Fund and JNL/American Funds Growth Allocation Fund. These Funds are collectively known as "JNL/American Funds Funds of Funds".

JNL/DFA Growth Allocation Fund and JNL/DFA Moderate Growth Allocation Fund. These Funds are collectively known as “JNL/DFA Funds”.

JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund and JNL Aggressive Growth Allocation Fund. These Funds are collectively known as "JNL Allocation Funds”.

JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund and JNL/S&P 4 Fund.

JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard International Stock Market Index Fund and JNL/Vanguard U.S. Stock Market Index Fund. These Funds are collectively known as “JNL/Vanguard Funds Funds of Funds”.

JNAM

JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund and JNL/S&P Managed Aggressive Growth Fund. These Funds are collectively known as "JNL/S&P Funds".

Standard & Poor’s Investment Advisory Services LLC

* Investment Advisers or Sub-Adviser to each Fund’s Master Fund are identified in parentheses.

Each Fund, except the JNL/American Funds Master Feeder Funds and JNL/Vanguard Master Feeder Funds, operates under a “Fund of Funds” structure, investing all of its assets in other affiliated or unaffiliated funds (each, an “Underlying Fund”, and collectively, the “Underlying Funds”).

Each of the JNL/American Funds Master Feeder Funds and JNL/Vanguard Master Feeder Funds operates as a “Feeder Fund” and seeks to achieve its respective investment objective by investing all of its assets in a separate mutual fund (“Master Fund”). Each Master Fund is a series of the American Funds Insurance Series® or Vanguard Variable Insurance Fund, respectively, each a registered open-end management investment company that has the same investment objective as its corresponding Feeder Fund. Each Master Fund directly acquires securities and the Feeder Fund, by investing in the Master Fund, acquires an indirect interest in those securities. As of December 31, 2018, the JNL/American Funds Master Feeder Funds and JNL/Vanguard Master Feeder Funds owned the following percentage of its corresponding Master Fund: JNL/American Funds Balanced Fund - 4.57%, JNL/American Funds Blue Chip Income and Growth Fund - 36.26%, JNL/American Funds Capital Income Builder Fund - 3.96%, JNL/American Funds Global Bond Fund - 24.14%, JNL/American Funds Global Small Capitalization Fund - 16.74%, JNL/American Funds Growth-Income Fund - 20.52%,

75

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2018

JNL/American Funds International Fund - 19.42%, JNL/American Funds New World Fund - 40.31%, JNL/Vanguard Capital Growth Fund - 17.81%, JNL/Vanguard Equity Income Fund - 11.60%, JNL/Vanguard International Fund - 14.49% and JNL/Vanguard Small Company Growth Fund - 14.84%. The Master Funds’ Schedules of Investments, Financial Statements and accounting policies are outlined in each Master Fund’s shareholder report, which accompanies this report. This report should be read in conjunction with the Master Funds’ shareholder reports. The Master Funds' shareholder reports are also available on the SEC’s website at www.sec.gov.

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL/American Funds Global Bond Fund, JNL Alt Funds, JNL/American Funds Funds of Funds, JNL/DFA Funds, JNL Allocation Funds, JNL/Vanguard Funds Funds of Funds, JNL/S&P 4 Fund and JNL/S&P Funds.

Each Fund offers Class A shares and Class I shares. Class A shares and Class I shares differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. From time to time, a Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

JNL/American Funds Capital Income Builder Fund commenced operations on August 13, 2018.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation and Fair Value Measurement. Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees ("Board" or "Trustees") has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The NAV of a Fund's shares is generally determined once each day the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). The Funds of Funds’ investments in the Underlying Funds are valued at the daily NAV of the applicable Underlying Fund determined as of the close of the NYSE on each valuation date. Valuation of investments by the Underlying Funds is discussed in the shareholder report of the Underlying Funds. Each Feeder Fund’s investment in its corresponding Master Fund is valued at the daily NAV per share of the applicable Master Fund determined as of the close of the NYSE on each valuation date. Valuation of the investments by the Master Fund is discussed in each Master Fund’s shareholder report, which accompanies this report. The Master Fund’s shareholder reports are also available on the SEC's website at www.sec.gov.

FASB ASC Topic 820, “Fair Value Measurement” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund's investments under FASB ASC Topic 820 guidance and are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for investments in mutual funds. Investments in the Underlying Funds and Master Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. The Level 1 valuation assets for the Funds can be referenced in the Schedules of Investments. There were no Level 2 or Level 3 investments in these Funds.

Distributions to Shareholders. The amount and timing of distributions for the regulated investment company ("RIC") Funds are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income are generally declared and paid annually by the RIC Funds, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains by the RIC Funds, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards. No distributions of net investment income or realized capital gains are required for Funds that are not RICs, therefore, undistributed net investment income and accumulated net realized gain/loss are reclassed to paid-in capital on a semi-annual basis. Capital gains distributions received from the Master Funds and Underlying Funds are recorded as net realized gain on distributions from affiliated or unaffiliated investment companies, as applicable, in the Statements of Operations.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Expenses in Master Funds and Funds of Funds. Because each Feeder Fund invests all of its assets in its respective Master Fund, the Feeder Fund's shareholders bear the fees and expenses of each respective Master Fund in which the Feeder Fund invests. Such expenses are not included in the

76

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2018

Statements of Operations, but are incurred indirectly in the calculation of the NAV of the respective Master Fund. As a result, the Feeder Funds’ actual expenses may be higher than those of other mutual funds that invest directly in securities. A similar situation exists for the Funds of Funds as it relates to the expenses associated with the investments in Underlying Funds.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In August 2018, the SEC adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification. The rule intends to simplify financial statement disclosures by removing duplicative, redundant or outdated disclosure requirements. The rule was effective November 5, 2018, and the Funds’ Statements of Assets and Liabilities and Statements of Changes in Net Assets for the year ended December 31, 2018 have been modified to conform to the rule.

NOTE 3. CERTAIN RISKS

Market and Volatility Risk. In the normal course of business, the Master Funds and Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Master Funds and Underlying Funds may invest in derivatives to hedge the Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause the Master Fund’s and Underlying Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Credit and Counterparty Risk. In the normal course of business, the Master Funds or Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Similar to credit risk, a Master Fund or Underlying Fund may be exposed to the risk that an institution or other entity with which the Master Fund or Underlying Fund has unsettled or open transactions will default (“counterparty risk”). Financial assets, which potentially expose a Master Fund or Underlying Fund to credit risk, consist principally of investments and cash due from counterparties. The potential loss could exceed the value of the financial assets and liabilities recorded in the Master Fund’s or Underlying Fund’s financial statements. A Master Fund or Underlying Fund manages credit and counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. A Master Fund’s or Underlying Fund’s Adviser(s) and sub-advisers attempt to mitigate credit and counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund and Underlying Fund restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties with whom they undertake a significant volume of transactions. In the event of default, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The extent of a Master Fund’s or Underlying Fund’s exposure to credit and counterparty risks in respect to financial assets is incorporated within their carrying value as recorded in each Master Fund’s or Underlying Fund’s Statement of Assets and Liabilities. For certain derivative contracts held by a Master Fund or Underlying Fund, the potential loss could exceed the value of the financial assets recorded in their financial statements.

Underlying Fund Investment Risk. Each Fund’s prospectus includes a discussion of the principal investment risks of the Master Fund or Underlying Fund in which it invests. Additional risks associated with a Master Fund’s or Underlying Fund’s investments are described within the respective Master Fund’s or Underlying Fund’s annual shareholder report. The Master Funds’ shareholder reports are also available on the SEC’s website at www.sec.gov.

Feeder Funds and Funds of Funds Risks. The value of an investment in a Feeder Fund changes with the value of the corresponding Master Fund and its investments. The value of an investment in a Funds of Funds changes with the values of the corresponding Underlying Funds and their investments. The Master Fund’s and Underlying Fund’s shares may be purchased by other investment companies and shareholders. In some cases, the Master Fund or Underlying Fund may experience large subscriptions or redemptions due to allocation changes or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s sub-advisers and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of a Fund.

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JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2018

NOTE 4. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.

JNAM also serves as the Administrator to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees ("Independent Trustees") and independent legal counsel to the Independent Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedules indicate the range of the advisory fee at various net assets levels and the administrative fee each Fund was obligated to pay JNAM. For the advisory fee ranges presented, refer to the Trust’s Prospectus for the specific percentage of average daily net assets and break points for each Fund.

	Advisory Fee (m-millions) (b-billions)			Administrative Fee (b-billions)
	$0 to $500m %	$500m to $5b %	Over $5b %	$0 to $3b %	Over $3b %
JNL/American Funds Balanced Fund	0.55	0.50 – 0.49	0.48	0.15	0.13
JNL/American Funds Blue Chip Income and Growth Fund	0.60	0.60 – 0.54	0.53	0.15	0.13
JNL/American Funds Capital Income Builder Fund	0.525	0.525 – 0.49	0.48	0.15	0.13
JNL/American Funds Global Bond Fund	0.60	0.60 – 0.54	0.53	0.15	0.13
JNL/American Funds Global Small Capitalization Fund	0.65	0.65 – 0.59	0.58	0.15	0.13
JNL/American Funds Growth-Income Fund	0.60	0.60 – 0.54	0.53	0.15	0.13
JNL/American Funds International Fund	0.75	0.75 – 0.69	0.68	0.15	0.13
JNL/American Funds New World Fund	0.95	0.95 – 0.89	0.88	0.15	0.13
JNL/Vanguard Capital Growth Fund	0.525	0.525 – 0.49	0.48	0.15	0.13
JNL/Vanguard Equity Income Fund	0.525	0.525 – 0.49	0.48	0.15	0.13
JNL/Vanguard International Fund	0.675	0.675 – 0.64	0.63	0.15	0.13
JNL/Vanguard Small Company Growth Fund	0.625	0.625 – 0.59	0.58	0.15	0.13
JNL Alt Funds	0.15	0.10 – 0.095	0.09	0.05	0.045
JNL/American Funds Funds of Funds	0.20	0.20 – 0.165	0.155	0.15	0.13
JNL/DFA Funds	0.20	0.20 – 0.165	0.155	0.15	0.13
JNL Allocation Funds	0.13	0.08 – 0.075	0.07	0.05	0.045
JNL/Franklin Templeton Founding Strategy Fund	0.00	0.00	0.00	0.05	0.045
JNL/Mellon Capital 10 x 10 Fund	0.00	0.00	0.00	0.05	0.045
JNL/Mellon Capital Index 5 Fund	0.00	0.00	0.00	0.05	0.045
JNL/S&P 4 Fund	0.00	0.00	0.00	0.05	0.045
JNL/S&P Funds	0.13	0.08 – 0.075	0.07	0.05	0.045
JNL/Vanguard Global Bond Market Index Fund	0.20	0.20 – 0.165	0.155	0.15	0.13
JNL/Vanguard International Stock Market Index Fund	0.20	0.20 – 0.165	0.155	0.15	0.13
JNL/Vanguard U.S. Stock Market Index Fund	0.20	0.20 – 0.165	0.155	0.10	0.09

Advisory Fee Waivers. Pursuant to contractual fee waiver agreements, JNAM agreed to waive a portion of its advisory fees for each of the following Funds. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as expense waiver in each Fund’s Statement of Operations.

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets (%)
JNL/American Funds Balanced Fund	0.40
JNL/American Funds Blue Chip Income and Growth Fund	0.43
JNL/American Funds Capital Income Builder Fund[1]	0.40
JNL/American Funds Global Bond Fund	0.525 % for net assets between $0 - $1 billion and 0.50% for net assets over $1 billion
JNL/American Funds Global Small Capitalization Fund	0.55
JNL/American Funds Growth-Income Fund	0.35
JNL/American Funds International Fund	0.55
JNL/American Funds New World Fund	0.75
JNL/DFA Funds	0.05
JNL/Vanguard Capital Growth Fund	0.40
JNL/Vanguard Equity Income Fund	0.40
JNL/Vanguard International Fund	0.55
JNL/Vanguard Small Company Growth Fund	0.50
JNL/Vanguard Global Bond Market Index Fund	0.10
JNL/Vanguard International Stock Market Index Fund	0.07
JNL/Vanguard U.S. Stock Market Index Fund	0.06
[1] Effective October 1, 2018.

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JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2018

Administrative Fee Waivers. Pursuant to a contractual fee waiver agreement, JNAM agreed to waive 0.05% of the administrative fees of the Class I shares of the JNL/DFA Funds. None of the waived administrative fees can be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as expense waiver in each Fund’s Statement of Operations.

Distribution Fees. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, Class A shares of the Funds pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of paying for certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. The Funds’ Plan is structured as a compensation plan. Under a compensation plan, the distributor may receive 12b-1 fees in excess of the allowable distribution and related shareholder servicing expenses, but not exceeding the maximum 12b-1 fee, which may be applied to future periods when distribution and related shareholder servicing expenses are less than the maximum 12b-1 fee set by the Plan. Under the Plan, the maximum annual rate for Rule 12b-1 fees paid by Class A shares of the Funds is 0.30% of the average daily net assets of the Class A shares of each Fund. Each Fund pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in each Fund's Statement of Operations.

Other Service Providers. JPMorgan Chase Bank, N.A. ("JPM Chase") and State Street Bank and Trust Company (“State Street”) act as custodians for the Funds.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for board of trustees fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in board of trustees fees set forth in the Statements of Operations.

NOTE 5. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds, with the exception of JNL/American Funds Master Feeder Funds, JNL/American Funds Funds of Funds, JNL/DFA Funds, JNL/Vanguard Master Feeder Funds and JNL/Vanguard Funds Funds of Funds, participate in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. Effective June 1, 2018, JNL/American Funds Master Feeder Funds, JNL/American Funds Funds of Funds, JNL/DFA Funds were removed from the SCA. Also effective June 1, 2018, the Participating Funds may borrow up to $675,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. Prior to June 1, 2018, the amount available under the facility was $600,000,000. JNL/PPM America Floating Rate Income Fund, a Participating Fund managed by JNAM, has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. Effective June 1, 2018, these fees are allocated 22.2% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 77.8% to the other Participating Funds based on each fund’s net assets as a percentage of the Participating Funds’ total net assets. Prior to June 1, 2018, the fees were allocated 25% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 75% to the other Participating Funds. During the year, the Participating Funds paid an annual administration fee to JPM Chase, which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed by the Funds under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 6. INCOME TAX MATTERS

JNL/American Funds Blue Chip Income and Growth Fund, JNL/American Funds Capital Income Builder Fund, JNL/American Funds Growth-Income Fund, JNL/Vanguard Capital Growth Fund, JNL/Vanguard Equity Income Fund, JNL/Vanguard International Fund, JNL/Vanguard Small Company Growth Fund, JNL Institutional Alt 25 Fund, JNL Institutional Alt 50 Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, JNL Aggressive Growth Allocation Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund, JNL/S&P 4 Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard International Stock Market Index Fund and JNL/Vanguard U.S. Stock Market Index Fund are treated as partnerships for federal income tax purposes. These Funds are generally not subject to federal income tax, and therefore, there is no provision for federal income taxes. Each Fund is a separate entity for federal income tax purposes.

JNL/American Funds Balanced Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund, JNL/DFA Growth Allocation Fund and JNL/DFA Moderate Growth Allocation Fund are each treated as a separate tax payer for federal income tax purposes. Each of these Funds intends to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. The Funds may also fully or partially satisfy their distribution

79

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2018

requirements by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash for tax purposes only. Under current tax law, interest, dividends and capital gains paid by these Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information for Funds treated as RICs is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: consent dividends, distribution adjustments, foreign currency reclassifications and reclassifications on the sale of real estate investment trust and passive foreign investment company securities. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Total Distributable Earnings (Loss)($)	Paid-in Capital($)
JNL/American Funds Balanced Fund	(49,967)	49,967
JNL/American Funds Global Bond Fund	(9,440)	9,440
JNL/American Funds Global Small Capitalization Fund	(35,176)	35,176
JNL/American Funds International Fund	(134,070)	134,070
JNL/American Funds New World Fund	(44,826)	44,826

At December 31, 2018, the following Funds treated as RICs had capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. The amount and character of the capital loss carryforwards are listed in the table below.

	Capital Loss Carryforwards with No Expiration
	Short Term ($)	Long Term ($)	Total ($)
JNL/American Funds Global Bond Fund	164	3,682	3,846

As of December 31, 2018, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for Funds treated as RICs for federal income tax purposes were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/American Funds Balanced Fund	1,129,326	97	(83,420)	(83,323)
JNL/American Funds Global Bond Fund	534,691	1,196	(33,591)	(32,395)
JNL/American Funds Global Small Capitalization Fund	684,846	17,703	(81,507)	(63,804)
JNL/American Funds International Fund	1,914,577	22,377	(203,208)	(180,831)
JNL/American Funds New World Fund	1,306,745	19,126	(109,442)	(90,316)
JNL/DFA Growth Allocation Fund	177,916	581	(19,438)	(18,857)
JNL/DFA Moderate Growth Allocation Fund	140,313	99	(13,406)	(13,307)

As of December 31, 2018, for Funds treated as RICs, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/American Funds Balanced Fund	—	—	(83,365)	—
JNL/American Funds Global Bond Fund	—	—	(32,410)	(3,847)
JNL/American Funds Global Small Capitalization Fund	—	—	(63,819)	—
JNL/American Funds International Fund	—	—	(180,859)	—
JNL/American Funds New World Fund	—	—	(90,342)	—
JNL/DFA Growth Allocation Fund	2,627	2,125	(18,856)	—
JNL/DFA Moderate Growth Allocation Fund	2,564	1,432	(13,304)	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2018 was as follows:

	Net Ordinary Income($)	Long-term Capital Gain($)	Return of Capital($)
JNL/American Funds Balanced Fund	16,485	48,625	—
JNL/American Funds Global Bond Fund	3,167	—	—
JNL/American Funds Global Small Capitalization Fund	765	4,361	—
JNL/American Funds International Fund	17,316	17,535	—
JNL/American Funds New World Fund	7,382	636	—

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JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2018

	Net Ordinary Income($)	Long-term Capital Gain($)	Return of Capital($)
JNL/DFA Growth Allocation Fund	—	22	—
JNL/DFA Moderate Growth Allocation Fund	—	12	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the year ended December 31, 2018.

The tax character of distributions paid (in thousands) during the Funds' fiscal year ended December 31, 2017 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)
JNL/American Funds Balanced Fund	9,782	6,395
JNL/American Funds Global Bond Fund	1,643	—
JNL/American Funds Global Small Capitalization Fund	1,107	89,562
JNL/American Funds International Fund	11,169	86,516
JNL/American Funds New World Fund	3,707	—
JNL/DFA Growth Allocation Fund	1,135	1,204
JNL/DFA Moderate Growth Allocation Fund	783	674

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2015, 2016, 2017 and 2018 which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2018.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

Fee Changes. Effective June 24, 2019, in connection with various changes to the JNL/Franklin Templeton Founding Strategy Fund, including the appointment of Franklin Advisers, Inc. as a sub-adviser to the Fund, the advisory fees for the Fund will change to 0.55% on net assets between $0 - $1 billion, 0.53% on net assets between $1 billion - $3 billion, 0.52% on net assets between $3 billion - $5 billion and 0.51% on net assets over $5 billion. Also effective June 24, 2019, the administrative fees for the Fund will change to 0.15% on net assets between $0 - $3 billion and 0.13% on net assets over $3 billion.

Advisory Fee Waivers. The Contractual Advisory Fee Waiver will change to the amounts indicated below for the following Funds:

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets (%)
JNL/American Funds Balanced Fund[1]	0.35
JNL/Vanguard Small Company Growth Fund[1]	0.40
[1] Effective April 29, 2019

Fund Name Changes. Effective June 24, 2019, the names will change for the following Funds.

Existing Fund Name	Effective June 24, 2019 Fund Name
JNL/Franklin Templeton Founding Strategy Fund	JNL/Franklin Templeton Growth Allocation Fund
JNL/Mellon Capital Index 5 Fund	JNL/Mellon Index 5 Fund

Merger. The following merger will be effective after close of business on June 21, 2019 for the Funds indicated.

Acquired Fund	Acquiring Fund
JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Index 5 Fund

Tax Status. At a meeting held on December 12, 2018, the Board approved changing the federal income tax status from a RIC to a partnership effective January 1, 2019 for the following Funds: JNL/American Funds Balanced Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds International Fund and JNL/American Funds New World Fund. Effective January 1, 2019, each Fund’s income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. In addition, each Fund will not be able to realize any future benefit from any unused capital loss carryforward and other losses deferred as a RIC, if any, after December 31, 2018. The investment objectives, policies, restrictions, net asset value per share, service providers, fiscal years, and investment portfolios

81

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2018

of the Funds have not changed in connection with this tax status change. Such a conversion will not impact the contract holders of the separate accounts which own the Funds.

No other events were noted that required adjustments to the financial statements or disclosure in the notes to financial statements.

82

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees
JNL Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each series within JNL Series Trust Master Feeder Funds and Funds of Funds including JNL/American Funds Balanced Fund, JNL/American Funds Blue Chip Income and Growth Fund, JNL/American Funds Capital Income Builder Fund (commenced operations August 13, 2018), JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund, JNL/Vanguard Capital Growth Fund (commenced operations September 25, 2017), JNL/Vanguard Equity Income Fund (commenced operations September 25, 2017), JNL/Vanguard International Fund (commenced operations September 25, 2017), JNL/Vanguard Small Company Growth Fund (commenced operations September 25, 2017), JNL Institutional Alt 25 Fund, JNL Institutional Alt 50 Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/DFA Growth Allocation Fund (commenced operations April 24, 2017), JNL/DFA Moderate Growth Allocation Fund (commenced operations April 24, 2017), JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, JNL Aggressive Growth Allocation Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund, JNL/S&P 4 Fund, JNL/Vanguard Global Bond Market Index Fund (commenced operations September 25, 2017), JNL/Vanguard International Stock Market Index Fund (commenced operations September 25, 2017), JNL/Vanguard U.S. Stock Market Index Fund (commenced operations September 25, 2017), JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund and JNL/S&P Managed Aggressive Growth Fund (the “Funds”) , including the schedules of investments, as of December 31, 2018, the related statements of operations for the year (or period since commencement of operations) then ended, the statements of changes in net assets for each of the years (or period since commencement of operations) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Emphasis of a Matter

As discussed in Note 7, Subsequent Events, a merger of JNL/Mellon Capital 10 x 10 Fund into JNL/Mellon Capital Index 5 Fund will be effective after the close of business on June 21, 2019.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians, transfer agents and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as auditor of one or more JNL investment companies since 2001.

Chicago, Illinois

February 25, 2019

83

JNL Series Trust Master Feeder Funds and Funds of Funds

Additional Disclosures (Unaudited)

December 31, 2018

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡^	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†
JNL/American Funds Balanced Fund
Class A	0.57	1,000.00	943.00	2.79	1,000.00	1,022.33	2.91
Class I	0.27	1,000.00	944.90	1.32	1,000.00	1,023.84	1.38
JNL/American Funds Blue Chip Income and Growth Fund
Class A	0.58	1,000.00	908.40	2.79	1,000.00	1,022.28	2.96
Class I	0.28	1,000.00	909.50	1.35	1,000.00	1,023.79	1.43
JNL/American Funds Capital Income Builder Fund
Class A*	0.61	1,000.00	941.00	2.29	1,000.00	1,022.13	3.11
Class I*	0.25	1,000.00	943.00	0.94	1,000.00	1,023.95	1.28
JNL/American Funds Global Bond Fund
Class A	0.52	1,000.00	1,001.50	2.62	1,000.00	1,022.58	2.65
Class I	0.22	1,000.00	1,002.70	1.11	1,000.00	1,024.10	1.12
JNL/American Funds Global Small Capitalization Fund
Class A	0.55	1,000.00	855.80	2.57	1,000.00	1,022.43	2.80
Class I	0.25	1,000.00	856.80	1.17	1,000.00	1,023.95	1.28
JNL/American Funds Growth-Income Fund
Class A	0.64	1,000.00	920.80	3.10	1,000.00	1,021.98	3.26
Class I	0.34	1,000.00	922.20	1.65	1,000.00	1,023.49	1.73
JNL/American Funds International Fund
Class A	0.63	1,000.00	867.60	2.97	1,000.00	1,022.03	3.21
Class I	0.33	1,000.00	869.50	1.56	1,000.00	1,023.54	1.68
JNL/American Funds New World Fund
Class A	0.64	1,000.00	893.90	3.06	1,000.00	1,021.98	3.26
Class I	0.34	1,000.00	895.40	1.62	1,000.00	1,023.49	1.73
JNL/Vanguard Capital Growth Fund
Class A	0.58	1,000.00	941.40	2.84	1,000.00	1,022.28	2.96
Class I	0.28	1,000.00	943.40	1.37	1,000.00	1,023.79	1.43
JNL/Vanguard Equity Income Fund
Class A	0.58	1,000.00	950.50	2.85	1,000.00	1,022.28	2.96
Class I	0.28	1,000.00	952.50	1.38	1,000.00	1,023.79	1.43
JNL/Vanguard International Fund
Class A	0.58	1,000.00	838.50	2.69	1,000.00	1,022.28	2.96
Class I	0.28	1,000.00	839.70	1.30	1,000.00	1,023.79	1.43
JNL/Vanguard Small Company Growth Fund
Class A	0.58	1,000.00	844.70	2.70	1,000.00	1,022.28	2.96
Class I	0.28	1,000.00	846.00	1.30	1,000.00	1,023.79	1.43
JNL Institutional Alt 25 Fund
Class A	0.46	1,000.00	936.90	2.25	1,000.00	1,022.89	2.35
Class I	0.16	1,000.00	938.80	0.78	1,000.00	1,024.40	0.82
JNL Institutional Alt 50 Fund
Class A	0.46	1,000.00	947.50	2.26	1,000.00	1,022.89	2.35
Class I	0.16	1,000.00	949.40	0.79	1,000.00	1,024.40	0.82
JNL/American Funds Moderate Growth Allocation Fund
Class A	0.64	1,000.00	942.90	3.13	1,000.00	1,021.98	3.26
Class I	0.34	1,000.00	944.40	1.67	1,000.00	1,023.49	1.73

84

JNL Series Trust Master Feeder Funds and Funds of Funds

Additional Disclosures (Unaudited)

December 31, 2018

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡^	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†
JNL/American Funds Growth Allocation Fund
Class A	0.64	1,000.00	925.70	3.11	1,000.00	1,021.98	3.26
Class I	0.34	1,000.00	927.70	1.65	1,000.00	1,023.49	1.73
JNL/DFA Growth Allocation Fund
Class A	0.60	1,000.00	905.20	2.88	1,000.00	1,022.18	3.06
Class I	0.25	1,000.00	907.10	1.20	1,000.00	1,023.95	1.28
JNL/DFA Moderate Growth Allocation Fund
Class A	0.60	1,000.00	930.30	2.92	1,000.00	1,022.18	3.06
Class I	0.25	1,000.00	932.40	1.22	1,000.00	1,023.95	1.28
JNL Moderate Growth Allocation Fund
Class A	0.44	1,000.00	941.20	2.15	1,000.00	1,022.99	2.24
Class I	0.14	1,000.00	942.10	0.69	1,000.00	1,024.50	0.71
JNL Growth Allocation Fund
Class A	0.44	1,000.00	916.00	2.12	1,000.00	1,022.99	2.24
Class I	0.14	1,000.00	917.70	0.68	1,000.00	1,024.50	0.71
JNL Aggressive Growth Allocation Fund
Class A	0.45	1,000.00	901.60	2.16	1,000.00	1,022.94	2.29
Class I	0.15	1,000.00	904.00	0.72	1,000.00	1,024.45	0.77
JNL/Franklin Templeton Founding Strategy Fund
Class A	0.35	1,000.00	915.30	1.69	1,000.00	1,023.44	1.79
Class I	0.05	1,000.00	917.00	0.24	1,000.00	1,024.95	0.26
JNL/Mellon Capital 10 x 10 Fund
Class A	0.35	1,000.00	898.10	1.67	1,000.00	1,023.44	1.79
Class I	0.01	1,000.00	899.90	0.05	1,000.00	1,025.16	0.05
JNL/Mellon Capital Index 5 Fund
Class A	0.35	1,000.00	904.70	1.68	1,000.00	1,023.44	1.79
Class I	0.05	1,000.00	906.30	0.24	1,000.00	1,024.95	0.26
JNL/S&P 4 Fund
Class A	0.35	1,000.00	911.00	1.69	1,000.00	1,023.44	1.79
Class I	0.05	1,000.00	912.10	0.24	1,000.00	1,024.95	0.26
JNL/S&P Managed Conservative Fund
Class A	0.45	1,000.00	979.80	2.25	1,000.00	1,022.94	2.29
Class I	0.15	1,000.00	982.00	0.75	1,000.00	1,024.45	0.77
JNL/S&P Managed Moderate Fund
Class A	0.44	1,000.00	961.90	2.18	1,000.00	1,022.99	2.24
Class I	0.14	1,000.00	962.70	0.69	1,000.00	1,024.50	0.71
JNL/S&P Managed Moderate Growth Fund
Class A	0.43	1,000.00	938.10	2.10	1,000.00	1,023.04	2.19
Class I	0.13	1,000.00	939.40	0.64	1,000.00	1,024.55	0.66
JNL/S&P Managed Growth Fund
Class A	0.43	1,000.00	917.70	2.08	1,000.00	1,023.04	2.19
Class I	0.13	1,000.00	919.50	0.63	1,000.00	1,024.55	0.66
JNL/S&P Managed Aggressive Growth Fund
Class A	0.44	1,000.00	908.00	2.12	1,000.00	1,022.99	2.24
Class I	0.14	1,000.00	909.50	0.67	1,000.00	1,024.50	0.71
JNL/Vanguard Global Bond Market Index Fund
Class A	0.55	1,000.00	1,014.00	2.79	1,000.00	1,022.43	2.80
Class I	0.25	1,000.00	1,015.00	1.27	1,000.00	1,023.95	1.28
JNL/Vanguard International Stock Market Index Fund
Class A	0.58	1,000.00	885.30	2.76	1,000.00	1,022.28	2.96
Class I	0.28	1,000.00	886.60	1.33	1,000.00	1,023.79	1.43
JNL/Vanguard U.S. Stock Market Index Fund
Class A	0.54	1,000.00	915.60	2.61	1,000.00	1,022.48	2.75
Class I	0.24	1,000.00	916.80	1.16	1,000.00	1,024.00	1.22

^ The annualized expense ratios for the Funds of Funds do not include expenses of the Funds of Funds’ Underlying Funds. The annualized expense ratios for the Master Funds include the expenses of both the Master and Feeder Fund.

‡ The expenses or expense waivers for certain Funds' Class I shares were $0.00 for one or more days during the period and this was a result of the net assets for the respective Class being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for certain Funds' Class I shares were $0.01 for one or more days during the period and this was a result of the net assets for the respective Class being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets of Class I shares during the period.

† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

85

JNL Series Trust Master Feeder Funds and Funds of Funds

Additional Disclosures (Unaudited)

December 31, 2018

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available (1) without charge, upon request by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), (2) by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, (3) by visiting www.jackson.com, and (4) by visiting the SEC’s website at www.sec.gov.

86

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with the Trust (Length of Time Served)	Number of Portfolios in JNL Fund Complex Overseen by Manager
Interested Trustee
Mark D. Nerud (52) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	163

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (8/2014 to present, 12/2006 to present, and 8/2012 to 7/2018); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015)

Other Directorships Held by Trustee During Past 5 Years: None
Independent Trustees
Eric O. Anyah (51) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	163
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Michael J. Bouchard (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2003 to present)	163
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (63) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	163
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director, Paylocity Holding Corporation (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director and Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

87

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with the Trust (Length of Time Served)	Number of Portfolios in JNL Fund Complex Overseen by Manager
William J. Crowley, Jr. (73) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2014 to present) Trustee [2] (1/2007 to present)	163
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (7/2009 to 7/2016), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), and Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

Michelle Engler (60) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2003 to present)	163
Principal Occupation(s) During Past 5 Years: Partner, Engler LLC (consulting firm) (2013 to present); Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None
John W. Gillespie (65) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	163

Principal Occupation(s) During Past 5 Years:

Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present); Chief Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to 6/2018)

Other Directorships Held by Trustee During Past 5 Years: None
William R. Rybak (67) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	163
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2/2010 to present), Board Chair (2/2016 to present), and Audit Committee Chair (2/2012 to 2/2016), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present) and Governance Committee Chair (2004 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017) and Audit Committee Chair (5/2013 to 6/2017), PrivateBancorp Inc.

88

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with the Trust (Length of Time Served)	Number of Portfolios in JNL Fund Complex Overseen by Manager
Mark S. Wehrle (61) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	163
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Delta Dental of Colorado (1/2012 to present); Trustee, Curian Series Trust (7/2013 to 2/2016)
Edward C. Wood (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	163
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Trustee During Past 5 Years: None
Patricia A. Woodworth (63) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	163
Principal Occupation(s) During Past 5 Years: Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (12/2007 to 8/2018)
Other Directorships Held by Trustee During Past 5 Years: None
1 Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
2 The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

3  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

89

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with the Trust (Length of Time Served)
Officers
Emily J. Bennett (35) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2016 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President of JNAM (2/2018 to present); Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 5/2012 to present, and 3/2016 to 7/2018); Vice President and Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Kelly L. Crosser (46) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)

Principal Occupation(s) During Past 5 Years:

Manager, Legal Regulatory Filings and Print of JNAM (1/2018 to present); Manager, Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (10/2011 to present, 9/2007 to present, and 8/2012 to 7/2018); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Richard J. Gorman (53) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (8/2018 to present) Anti-Money Laundering Officer (8/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Compliance Officer of JNAM (8/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of other investment companies advised by JNAM (8/2018 to present), Chief Compliance Officer and Deputy General Counsel of Heitman LLC (2/2018 to 8/2018); Chief Compliance Officer of the Oakmark Funds (6/2006 to 1/2018)

William P. Harding (44) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of Curian Series Trust (5/2014 to 2/2016); Vice President, Investment Management of JNAM (10/2012 to 6/2014); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of other investment companies advised by JNAM (5/2014 to present, 11/2012 to present, and 11/2012 to 7/2018)

Daniel W. Koors (48) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer & Chief Financial Officer (9/2016 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (1/2018 to present, 12/2006 to present, and 8/2012 to 7/2018); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to present and 10/2011 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (11/2017 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016)

90

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with the Trust (Length of Time Served)
Kristen K. Leeman (43) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)

Principal Occupation(s) During Past 5 Years:

Regulatory Analyst of JNAM (1/2018 to present); Regulatory Analyst of Jackson (2/2014 to 12/2017); Senior Paralegal of Jackson (3/2006 to 2/2014); Assistant Secretary of other investment companies advised by JNAM (1/2018 to present, 6/2012 to present, and 8/2012 to 7/2018)

Adam C. Lueck (36) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Attorney of JNAM (2/2018 to present); Attorney of JNAM (10/2015 to 2/2018); Assistant Secretary of other investment companies advised by JNAM (3/2018 to present, 12/2015 to present, and 3/2018 to 7/2018); Assistant Secretary of Curian Series Trust (12/2015 to 2/2016); Supervising Attorney, Johnson, Blumberg & Associates, LLC (10/2013 to 10/2015)

Mia K. Nelson (36) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (8/2017 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President, Tax of JNAM (3/2017 to present); Director – Tax of JNAM (3/2015 to 3/2017); Manager – Tax of JNAM (5/2013 to 3/2015); Assistant Vice President of other investment companies advised by JNAM (9/2017 to present, 8/2017 to present, and 8/2017 to 7/2018)

Joseph B. O’Boyle (56) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present) Acting Chief Compliance Officer (5/2018 to 8/2018) Acting Anti-Money Laundering Officer (5/2018 to 8/2018)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (5/2018 to 8/2018); Vice President of other investment companies advised by JNAM (1/2018 to present and 1/2018 to 7/2018); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (5/2018 to 8/2018), Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

Susan S. Rhee (47) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (2/2004 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (10/2011 to present, 2/2004 to present, and 8/2012 to 7/2018); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Vice President, Chief Legal Officer and Secretary of Curian Series Trust (11/2010 to 2/2016)

91

Trustees and Officers of JNL Series Trust (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are Independent Trustees of the Trust, received from the Trust the compensation amounts indicated for their services as such for the 12-month period ended December 31, 2018:

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex [1]
Eric O. Anyah	$269,317	$0	$0	$318,500 [3]
Michael Bouchard	$283,691	$0	$0	$335,500
Ellen Carnahan	$277,772	$0	$0	$328,500 [4]
William J. Crowley, Jr.[2]	$331,044	$0	$0	$391,500 [5]
Michelle Engler	$253,250	$0	$0	$299,500
John Gillespie	$277,772	$0	$0	$328,500 [6]
William R. Rybak	$292,147	$0	$0	$345,500
Mark S. Wehrle	$269,317	$0	$0	$318,500 [7]
Edward Wood	$277,772	$0	$0	$328,500 [8]
Patricia Woodworth	$265,088	$0	$0	$313,500

1 The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust, JNL Investors Series Trust, JNL Variable Fund LLC, and Jackson Variable Series Trust (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees is $3,308,000.

2  Mr. Crowley is an ex-officio member of the Governance Committee and the Audit Committee. Therefore, he does not receive any compensation as a member of these Committees.

3 Amount includes $120,850 deferred by Mr. Anyah.

4  Amount includes $164,250 deferred by Ms. Carnahan.

5  Amount includes $195,750 deferred by Mr. Crowley.

6  Amount includes $164,250 deferred by Mr. Gillespie.

7 Amount includes $63,700 deferred by Mr. Wehrle.

8 Amount includes $164,250 deferred by Mr. Wood.

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

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JNL Series Trust

(the “Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(Master-Feeder Funds and Funds-of-Funds)

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate series (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and with the Sub-Adviser to certain Funds (“Sub-Advisory Agreement” and, collectively with the Advisory Agreement, the “Agreements”).

At in-person meetings held on June 4-6, 2018 and August 27-29, 2018, the Board, including all of the trustees who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of these Agreements. In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2019.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or the Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Adviser and the terms of the Agreements. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each applicable Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Adviser.

For each Fund, the Board considered the services provided by JNAM, including but not limited to its oversight of the Sub-Adviser, where applicable, pursuant to the Advisory Agreement and its recommendations on an ongoing basis as to the hiring or removal of sub-advisers pursuant to the Trust’s “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor and custodian. With respect to JNAM’s oversight of the Sub-Adviser, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the existing Sub-Adviser. The Board also considered the investment sub-advisory services provided by the Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Adviser, as well as JNAM’s recommendations, based on its review of the Sub-Adviser, to approve the Sub-Advisory Agreement. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and the Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of JNAM and the Sub-Adviser’s portfolio managers who are responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and the Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to both JNAM and the Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Adviser from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement and (ii) each applicable Fund is likely to continue to benefit from the nature, extent and quality of the services provided by the Sub-Adviser under the Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of each Fund as described in quarterly reports prepared by management. The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The

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Board also considered the performance of each Fund, including how the Fund’s gross performance (unless otherwise noted) compared to the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark (“benchmark”) index. For certain Funds, the Board considered the relevant custom benchmark, blended benchmark, or custom peer group. This consideration was based on JNAM’s assertion that the custom or blended benchmark or custom peer group is, in some circumstances, a more meaningful source of comparative information than a broad-based benchmark index or peer group for certain Funds that use a limited or unique investment focus or where the peer group may not be a good source of comparative information. With respect to these peer groups and custom peer groups, the Board further considered that comparison to these groups provides a helpful way to measure the Funds’ performance, but noted that peer universes are constantly evolving, and as such, the Funds’ peer groups and, where applicable, custom peer groups, may change from time to time. The performance reviewed by the Board was for periods ended on December 31, 2017 (unless otherwise noted). When available, the Board considered one-, three-, five- and ten-year performance.

JNL Aggressive Growth Allocation Fund. The Board considered that, after expenses, the Fund outperformed its custom peer group for the one- and three-year periods, though it underperformed for the other periods. The Board also considered that, after expenses, the Fund outperformed its blended benchmark for the five- and ten-year periods, though it underperformed for the other periods. The Board further took into account the Fund’s recent performance as of March 31, 2018, noting that, after expenses, the Fund outperformed the custom peer group for the year-to-date and one-year periods and blended benchmark for the year-to-date period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Balanced Fund. The Board noted that the Fund was restructured to operate as a “feeder fund” of the Master Fund effective April 24, 2017 and performance data reflecting its current structure encompassed less than one calendar year as of December 31, 2017. The Board considered that the Fund outperformed its blended benchmark and peer group for the year-to-date and one-year periods ended June 30, 2018, which represents performance under the Fund’s “feeder fund” structure. The Board noted that it would be prudent to allow the team more time to develop its performance record with the Fund in its current structure. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Blue Chip Income and Growth Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods and benchmark for the five-year period, though it underperformed its benchmark for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Global Bond Fund. The Board considered that the Fund outperformed its benchmark for the five-year period and while it underperformed for the one- and three-year periods, the Fund lagged its benchmark by only one basis point for three-year period. The Board also considered that the Fund underperformed its peer group for all periods. The Board noted that, as of March 31, 2018, the Fund outperformed its benchmark and peer group for the three-month period, ranking in the 35th percentile of its peer group for the period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Global Small Capitalization Fund. The Board noted that the Fund outperformed its benchmark for the one-year period, though it underperformed its benchmark for the remaining periods and the peer group for all periods. The Board further considered that the Fund outperformed its benchmark for three of the past four calendar years. The Board took into account JNAM’s assertion that, while short periods of underperformance have impacted the Fund’s relative performance, it maintains conviction in the portfolio management team. The Board also observed the Fund’s recent performance, noting that the Fund outperformed its peer group and benchmark for the year-to-date and one-year periods ended June 30, 2018. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Growth Allocation Fund. The Board considered that the Fund outperformed its blended benchmark and custom peer group for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Growth-Income Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods and its benchmark for the one- and three-year periods, though it underperformed its benchmark for five-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds International Fund. The Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods, though it underperformed its peer group for the same periods (ranking in the 53rd and 50th percentile of its peer group for the one- and five-year periods). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Moderate Growth Allocation Fund. The Board considered that the Fund outperformed, after expenses, its custom peer group and blended benchmark for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds New World Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed for the five-year period. The Board noted JNAM’s assertion that a custom peer group was more representative of the sub-adviser’s investment approach, which includes exposure to certain international securities held in developing markets. The Board considered that the Fund outperformed its custom peer group for the five-year period (ranking in the top third of the custom peer group for this period and in the 4th and 7th

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percentiles for calendar years 2015 and 2013, respectively), though it underperformed for the other periods. The Board took into account the Fund’s recent performance noting that, as of June 30, 2018, it outperformed its custom peer group for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/DFA Growth Allocation Fund and JNL/DFA Moderate Growth Allocation Fund. The Board noted that each Fund commenced operations in April 2017 and had less than one year of performance data as of December 31, 2017. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with each Fund. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew each Fund’s Agreement.

JNL/Franklin Templeton Founding Strategy Fund. The Board considered that the Fund outperformed its blended benchmark for the five- and ten-year periods, though it underperformed for the other periods. The Board considered the Fund’s unique investment mandate as well as information from JNAM indicating that the Fund is managed in a manner consistent with that mandate and that, because of the Fund’s unique investment mandate, the blended benchmark is the appropriate comparative performance source. The Board noted that, as the Fund invests equally in only three underlying funds, its investment performance will depend on the performance of the underlying funds, each of whose performance is evaluated by the Board separately. The Board further considered JNAM’s assertion that it has long-term conviction in each of the three underlying funds. Given these considerations, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Growth Allocation Fund. The Board considered that, after expenses, the Fund outperformed its custom peer group for the one-, three- and five-year periods, though it underperformed for the ten-year period. The Board also considered that, after expenses, the Fund outperformed its blended benchmark for the five- and ten-year periods, though it underperformed for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Institutional Alt 25 Fund. The Board noted the Fund’s unique investment mandate, with a 25% target allocation to alternative assets, and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. It also noted JNAM’s assertion that, due to the unique investment mandate, the blended benchmark provides the most meaningful performance comparison, followed by the Fund’s custom peer group. The Board therefore considered that, after expenses, the Fund outperformed its blended benchmark for the one-, three- and five-year periods. It also noted that, after expenses, the Fund outperformed its custom peer group for the one-year period, though it underperformed for the other periods. The Board further considered the recent steps JNAM has taken to enhance its management of the Fund, including its assumption of full managerial responsibility in April 2015 and its proposal of investment strategy changes effective on or about September 25, 2017, and noted JNAM’s assertion that over a full market cycle, it expects these steps to contribute to the Fund’s performance. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Institutional Alt 50 Fund. The Board noted the Fund’s unique investment mandate, with a 50% target allocation to alternative assets, and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. It also noted JNAM’s assertion that, due to the Fund’s unique investment mandate, the blended benchmark provides the most meaningful performance comparison, followed by the Fund’s custom peer group. The Board therefore considered that, after expenses, the Fund outperformed its blended benchmark for the one-, three- and five-year periods, though it underperformed its custom peer group for all periods. The Board further considered the Fund’s recent performance, as of March 31, 2018, noting that, after expenses, the Fund outperformed its blended benchmark for the one-, three- and five-year periods and custom peer group for the year-to-date period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/Mellon Capital 10 x 10 Fund. The Board considered that the Fund underperformed its blended benchmark for all periods. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate and that, because it has no true “peers”, its blended benchmark is the appropriate comparative performance source. The Board also took into account that, since the Fund invests in six underlying funds, its investment performance will depend on the performance of those underlying funds, each of whose performance is evaluated by the Board separately. Given these considerations, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/Mellon Capital Index 5 Fund. The Board considered that the Fund surpassed its custom benchmark for all periods. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate and that, because it has no true “peers”, its custom benchmark is the appropriate comparative performance source. The Board also took into account that, since the Fund invests equally in five underlying funds, its investment performance will depend on the performance of those underlying funds, each of whose performance is evaluated by the Board separately. The Board considered JNAM’s assertion that it was comfortable with the performance of the Fund as the underlying funds had each performed in line with JNAM’s expectations. Given these considerations, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Moderate Growth Allocation Fund. The Board considered that, after expenses, the Fund outperformed its custom peer group for the one-, three-, five- and ten-year periods and outperformed its blended benchmark for the five- and ten-year periods, though it underperformed its blended benchmark for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/S&P 4 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate and that, because it has no true “peers”, its benchmark is the appropriate comparative performance source. The Board considered that the Fund outperformed its benchmark for the ten-year period, though it underperformed for the other periods. The

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Board also considered that, as of June 30, 2018, the Fund outperformed its benchmark for the year-to-date, one- and ten-year periods. The Board also took into account that, since the Fund invests in four underlying funds, its investment performance will depend on the performance of those underlying funds, each of whose performance is evaluated by the Board separately. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/S&P Managed Aggressive Growth Fund. The Board took into account that, after expenses, the Fund outperformed its custom peer group for the one-, three-, five- and ten-year periods, though the Fund underperformed its blended benchmark for all periods. The Board noted JNAM’s assertion that the custom peer group provides the more meaningful performance comparison for the Fund because the funds included in the peer group are more narrowly screened for similar investment allocations as selected by an independent third party. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/S&P Managed Conservative Fund. The Board considered that, after expenses, the Fund underperformed its custom peer group and blended benchmark for all periods. The Board further considered the Fund’s recent performance, noting that the Fund outperformed (after expenses) its custom peer group for the year-to-date period (ranking in the 30th percentile of its custom peer group) and blended benchmark for the year-to-date and one-year periods ended June 30, 2018. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Managed Growth Fund. The Board took into account that, after expenses, the Fund outperformed its custom peer group for the one-, three-, five- and ten-year periods. The Board also considered that, after expenses, the Fund outperformed its blended benchmark for the one-year period, though it underperformed for the other periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/S&P Managed Moderate Fund. The Board took into account that, after expenses, the Fund outperformed its custom peer group for the one- and three-year periods, though it underperformed by four basis points for the five-year period and underperformed for the ten-year period. The Board considered that the Fund outperformed its blended benchmark for the one-year period, though it underperformed for the other periods. The Board further considered the Fund’s recent performance, noting that, after expenses, the Fund outperformed its custom peer group and blended benchmark for the year-to-date and one-year periods ended March 31, 2018. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Managed Moderate Growth Fund. The Board took into account that, after expenses, the Fund outperformed its custom peer group for the one-, three-, five- and ten-year periods. The Board also considered that the Fund outperformed, after expenses, its blended benchmark for the one-year period, though it underperformed for the other periods. The Board further considered the Fund’s recent performance, noting that, after expenses, the Fund outperformed its custom peer group and blended benchmark for the year-to-date and one-year periods ended March 31, 2018. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Vanguard Capital Growth Fund, JNL/Vanguard Equity Income Fund, JNL/Vanguard International Fund, JNL/Vanguard Small Company Growth Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard International Stock Market Index Fund and JNL/Vanguard U.S. Stock Market Index Fund. The Board noted that each Fund commenced operations in September 2017 and had less than one year of performance data. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with each Fund. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew each Fund’s Agreement.

Costs of Services

The Board reviewed the fees paid to JNAM and the Sub-Adviser. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by the Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared. Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). The Board considered each Fund’s total expense ratio and compared that to the average total expense ratio of the peer group. For certain Funds, the Board considered the total expense ratio without the inclusion of, where applicable, transfer agency and Rule 12b-1 fees. This consideration was based on JNAM’s assertion that, due to the composition of certain peer groups that contain both retail and variable annuity funds, the total expense ratio (excluding transfer agency and Rule 12b-1 fees) was a more meaningful source of comparative information. While the Board also considered, where applicable, each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. The Board noted that comparison to peer groups provides a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer groups may change from time to time.

The Board also took into account that various fee reductions and other fee changes were implemented for certain Funds on September 25, 2017. It noted that these reductions will serve to further reduce certain Funds’ advisory fees and/or total expense ratios.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

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JNL Aggressive Growth Allocation Fund and JNL Growth Allocation Fund. The Board took into account that each Fund’s advisory fee is lower than its peer group average. The Board considered that each Fund’s total expense ratio (excluding underlying fund expenses), though higher than its peer group average, is within five basis points of the peer group average. The Board noted that each of the Funds’ underlying funds is subject to individual oversight. The Board also considered that neither Fund has a sub-advisory fee. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/American Funds Balanced Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average, though the Fund’s total expense ratio (including Master Fund expenses) is higher than the peer group average. The Board took into account JNAM’s representation that the Fund’s proforma total expense ratio (including Master Fund expenses), as of April 30, 2018, is lower than the peer group average as of December 31, 2017. The Board further considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Blue Chip Income and Growth Fund, JNL/American Funds Global Small Capitalization Fund and JNL/American Funds New World Fund. The Board noted that each Fund’s advisory fee and total expense ratio (including Master Fund expenses) are lower than the respective peer group averages. The Board considered that the Funds have no sub-advisory fees. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/American Funds Global Bond Fund. The Board noted that the Fund’s advisory fee is lower than the peer group average, though its total expense ratio (including Master Fund expenses) is higher than the peer group average. The Board took into account that the Fund’s total expense ratio (including Master Fund expenses) is within four basis points of the peer group average. The Board also noted that JNAM, in conversations with the Board, implemented additional advisory fee breakpoints on September 25, 2017, which will serve to reduce the Fund’s total expense ratio if the Fund’s assets grow. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Growth Allocation Fund. The Board considered that the Fund’s advisory fee and total expense ratio (including underlying fund expenses) are higher than the respective peer group averages. The Board considered that the Fund has no sub-advisory fee. It further considered JNAM’s assertions that additional underlying investment options for the Fund, approved by the Board in June 2017, have decreased the Fund’s total expense ratio (including underlying fund expenses) and that the Fund’s proforma total expense ratio (including underlying fund expenses), as of April 30, 2018, is within five basis points of the peer group average as of December 31, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Growth-Income Fund. The Board noted that the Fund’s advisory fee is lower than the peer group average, though the Fund’s total expense ratio (including Master Fund expenses) is higher than the peer group average. The Board took into account that the Fund’s total expense ratio (including Master Fund expenses) is within five basis points of the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds International Fund. The Board noted that the Fund’s advisory fee is lower than the peer group average and the Fund’s total expense ratio (including Master Fund expenses) is equal to the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Moderate Growth Allocation Fund. The Board noted that the Fund’s advisory fee and total expense ratio (including underlying fund expenses) are higher than the respective peer group averages, though the total expense ratio (including underlying fund expenses) is only three basis points above the peer group average. It further considered JNAM’s assertion that additional underlying investment options for the Fund, approved by the Board in June 2017 meeting, have lowered the Fund’s total expense ratio (including underlying fund expenses). The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DFA Growth Allocation Fund and JNL/DFA Moderate Growth Allocation Fund. The Board considered that each Fund’s total expense ratio (including underlying fund expenses) is lower than its peer group average, though each Fund’s advisory fee is higher than its peer group average. The Board noted that neither Fund has a sub-advisory fee. The Board also took into account that JNAM, in conversations with the Board, entered into a contractual agreement to waive .05% of each Fund’s advisory fee effective July 1, 2017. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund and JNL/S&P 4 Fund. The Board considered that the Funds have no advisory or sub-advisory fees. The Board noted that each Fund’s total expense ratio (excluding underlying Fund expenses) is lower than its peer group average and each of the underlying funds is subject to individual oversight by the Board. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL Institutional Alt 25 Fund. The Board noted that the Fund’s total expense ratio (excluding underlying fund expenses) is lower than the peer group average and the Fund’s advisory fee is one basis point higher than its peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

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JNL Institutional Alt 50 Fund. The Board noted that the Fund’s total expense ratio (excluding underlying fund expenses) is lower than the peer group average and the Fund’s advisory fee is only one basis point higher than its peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Moderate Growth Allocation Fund. The Board took into account that the Fund’s advisory fee and total expense ratio (excluding underlying Fund expenses) are higher than their peer group averages. The Board noted that the Funds advisory fee is only one basis point higher than the peer group average and that each of the Fund’s underlying funds is subject to individual oversight. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P Managed Aggressive Growth Fund and JNL/S&P Managed Growth Fund. The Board took into account that each Fund’s advisory and sub-advisory fees are lower than their respective peer group averages, though each Fund’s total expense ratio (excluding underlying fund expenses) is higher to its peer group average. The Board noted that each Fund’s total expense ratio (excluding underlying fund expenses) is within six basis points of its peer group average. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/S&P Managed Conservative Fund. The Board took into account that the Fund’s advisory and sub-advisory fees are lower than their peer group averages, though the total expense ratio (excluding underlying fund expenses) is higher than the peer group average. The Board also noted that JNAM, in conversations with the Board, implemented additional advisory fee breakpoints on September 25, 2017 that will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P Managed Moderate Fund. The Board took into account that the Fund’s advisory and sub-advisory fees are lower their respective peer group averages. The Board also considered the Fund’s total expense ratio (excluding underlying fund expenses) is only five basis points higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P Managed Moderate Growth Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages. The Board also noted that the total expense ratio (excluding underlying fund expenses) is only two basis points higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Vanguard Capital Growth Fund, JNL/Vanguard Equity Income Fund, JNL/Vanguard International Fund and JNL/Vanguard Small Company Growth Fund. The Board considered that each Fund’s advisory fee and total expense ratio (including Master Fund expenses) are lower than their respective peer group averages. The Board also considered that the Funds have no sub-advisory fees. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard International Stock Market Index Fund and JNL/Vanguard U.S. Stock Market Index Fund. The Board considered that each Fund’s advisory fee and total expense ratio (including underlying fund expenses) are lower than their respective peer group averages. The Board also considered that the Funds have no sub-advisory fees. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the advisory fee rate as assets increase. Additionally, the Board considered JNAM’s assertion that it continually evaluates the advisory fee and breakpoint schedules for the Funds, and it considered the extent to which economies of scale are reflected for the benefit of shareholders. The Board concluded that the advisory fee structure in some measure, allows for adequate participation by shareholders in economies of scale across the Fund complex. The Board also considered that economies of scale can be shared with the Funds in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board also considered that the sub-advisory fee rates have been separately negotiated between JNAM and the Sub-Adviser at arm’s length.  These sub-advisory fees are paid by JNAM to the Sub-Adviser.  For this reason, JNAM, rather than shareholders, directly benefits from these breakpoints.  Additionally, to the extent that JNAM is waiving its advisory fee with respect to a certain Fund, it may also be benefitting from the breakpoints in sub-advisory fees.  The Board concluded that the sub-advisory fee schedules, where applicable, in some measure allow for adequate participation by shareholders in economies of scale.

Profitability

The Board considered information concerning the costs incurred and profits realized by JNAM and the Sub-Adviser.  The Board also considered JNAM’s fee waivers for certain Funds, pursuant to which it has reduced its fees and reimburses other expenses of the Funds, as applicable, to reduce the total annual operating expenses of the Funds.  The Board determined that profits realized by JNAM and the Sub-Adviser were not unreasonable.

98

Other Benefits to JNAM and the Sub-Adviser

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is provided pursuant to a written agreement, which the Board evaluates periodically as required by law. The Board also noted that the Sub-Adviser may from time to time pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Funds that the Sub-Adviser manages. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Funds’ distributor, that the Sub-Adviser is not required to participate in the meetings and that recommendations to hire or fire the Sub-Adviser are not influenced by the Sub-Adviser’s willingness to participate in the meetings. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Adviser through its relationship with the Funds, the Board noted that the Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-Adviser as a result of its relationship with the Funds.

99

JNL Series Trust

(the “Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(Master-Feeder Funds and Funds-of-Funds)

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate Funds and, as required by law, determines whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s Sub-Adviser(s) (“Sub-Advisory Agreement” or “Sub-Advisory Agreements,” as applicable, and, collectively with the Advisory Agreement, the “Agreements”).

At a meeting on December 10-12, 2018, the Board, including a majority of the independent trustees, who are not interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the appointment of Franklin Advisers, Inc. (“Franklin” or the “Sub-Adviser”) as Sub-Adviser to the JNL/Franklin Templeton Founding Strategy Fund (an existing series of the Trust to be renamed the JNL/Franklin Templeton Growth Allocation Fund) (the “Fund”) and a corresponding amendment to the Trust’s existing Sub-Advisory Agreement with Franklin. The Board also considered an amendment to the Advisory Agreement that would increase the Fund’s advisory fee in connection with the Fund’s other proposed changes.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Agreements.  With respect to its approval of an amendment to the Sub-Advisory Agreement with Franklin, the Board noted that the Sub-Advisory Agreement was with a Sub-Adviser that already provides services to existing funds in the Trust. Thus, with respect to the Sub-Adviser, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Agreements.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, as applicable, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Fund; (3) cost of services of the Fund; (4) profitability data; (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows; and (6) other benefits that may accrue to JNAM or the Sub-Adviser through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Adviser and to consider the terms of the Agreements.  Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of the Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and by the proposed Sub-Adviser.

The Board considered the services to be provided by JNAM, including but not limited to the oversight of the Sub-Adviser pursuant to the Trust’s “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Fund.  The Board also took into account that JNAM would monitor the performance of the various organizations that would provide services to the Fund, including the Fund’s distributor and custodian.  With respect to JNAM’s oversight of the Sub-Adviser, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the Fund’s existing Sub-Adviser.

The Board also considered the investment sub-advisory services to be provided by the Sub-Adviser.  The Board noted JNAM’s evaluation of the Sub-Adviser, as well as JNAM’s recommendations, based on its review of the Sub-Adviser, in connection with its approval of the Sub-Advisory Agreement. The Board also considered the various business-related risks JNAM faces as a result of managing the series of the Trust, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Fund and the Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Adviser’s or Sub-Adviser’s portfolio managers, as applicable, who would be responsible for the day-to-day management of the Fund.  The Board reviewed information pertaining to JNAM’s and the Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to both JNAM and the Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Adviser from the Trust’s Chief Compliance Officer.

100

Based on the foregoing, the Board concluded that (i) the Fund is likely to benefit from the nature, extent and quality of the services to be provided by JNAM under the Advisory Agreement and (ii) the Fund is likely to benefit from the nature, extent and quality of the services to be provided by the Sub-Adviser under the Sub-Advisory Agreement.

Investment Performance of the Fund

Sub-Adviser Change for Existing Fund:

JNL/Franklin Templeton Founding Strategy Fund (to be renamed the JNL/Franklin Templeton Growth Allocation Fund). The Board reviewed the performance of the Sub-Adviser’s investment mandate with a similar investment strategy and composite performance, compared to the Fund, the Fund’s benchmark, proposed new benchmarks, and peer group. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Costs of Services

  The Board reviewed the fees to be paid to JNAM and the Sub-Adviser.  The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers.  The Board also noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared.  Using information provided by an independent data service, the Board evaluated, the Fund’s net advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  While the Board also considered the Fund’s sub-advisory fee(s) and compared that to the average sub-advisory fee of the peer group, the Board noted that the Fund’s sub-advisory fee(s) would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of the Fund is set forth below:

Sub-Adviser Changes for Existing Fund:

JNL/Franklin Templeton Founding Strategy Fund (to be renamed the JNL/Franklin Templeton Growth Allocation Fund). The Board noted that the appointment of the Fund’s sub-adviser is being proposed in conjunction with various investment strategy and fee changes to the Fund, including a change from a fund-of-funds structure to an actively-managed fund structure. In this regard, the Board considered the proposed sub-advisory fee, noting that the Fund does not currently have a sub-advisory fee and that the proposed sub-advisory fee is lower than the peer group average. It further noted that the proposed advisory fee is higher than the current advisory fee but that the proposed total expense ratio is lower than the current total expense ratio. It also noted that the proposed advisory fee is lower and the proposed total expense ratio is higher than the respective peer group averages. The Board also considered that, in connection with the changes to this Fund, the Fund’s proposed total expense ratio is approximately five basis points lower than the current total expense ratio. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

 Economies of Scale

The Board considered whether the Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM and the Sub-Adviser, the Board noted that the advisory and sub-advisory fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.

The Board further considered that the Sub-Adviser has agreed to a breakpoint in the sub-advisory fee rate. The Board noted that the sub-advisory fee for the Fund is paid by JNAM (not the Fund). It further noted that the existing sub-advisory fee relationship discount agreement between JNAM and Franklin would decrease the fee rates as Fund assets increase in the future.

The Board concluded that the fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM and the Sub-Adviser

In evaluating the benefits that may accrue to JNAM through its relationship with the Fund, the Board noted that JNAM and certain of its affiliates would serve the Fund in various capacities, including as adviser, administrator, transfer agent, and distributor, and receive compensation from the Fund in connection with providing services to the Fund.  The Board noted that each service to be provided to the Fund by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law. The Board also noted that the Sub-Adviser may from time to time pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the Funds that the Sub-Adviser manages.  The Board considered JNAM’s assertion that those meetings do not yield a profit to the distributor, that a sub-adviser is not required to participate in the meetings and that recommendations to hire or fire sub-advisers are not influenced by the sub-adviser’s willingness to participate in the meetings. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

101

In evaluating the benefits that may accrue to the Sub-Adviser through its relationship with the Fund, the Board noted that the Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Fund or other clients of the Sub-Adviser as a result of its relationship with the Fund.

102

Supplement Dated December 18, 2018

To The Prospectus Dated April 30, 2018, as amended

JNL Series Trust

(The “Trust”)

Please note that the changes may impact your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL/Mellon Capital 10 x 10 Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved the proposed reorganization of the JNL/Mellon Capital 10 x 10 Fund (the “10 x 10 Fund” or the “Acquired Fund”) into the JNL/Mellon Capital Index 5 Fund (the “Index 5 Fund” of the “Acquiring Fund”), each a series of the Trust (the “Reorganization”).

Because applicable legal requirements do not require shareholder approval of the Reorganization and because the Board has determined that the Reorganization is in the best interests of the 10 x 10 Fund and its shareholders, the 10 x 10 Fund shareholders are not being asked to vote on the Reorganization. It is expected that the Reorganization will be effective as of the close of business on or about April 26, 2019 (the “Closing Date”).

Under the terms of the proposed Plan of Reorganization, the 10 x 10 Fund’s assets and liabilities will be transferred to the Index 5 Fund in return for shares of the Index 5 Fund having an aggregate net asset value equal to the 10 x 10 Fund’s net assets as of the valuation date. These Index 5 Fund shares will be distributed pro rata to shareholders of the 10 x 10 Fund in exchange for their fund shares. Current 10 x 10 Fund shareholders will thus become shareholders of the Index 5 Fund and receive shares of the Index 5 Fund with a total net asset value equal to that of their shares of the 10 x 10 Fund at the time of Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization.

The Reorganization is expected to be treated as a “partnership merger” under Treasury Regulations under Section 708 of the Internal Revenue Code of 1986, as amended. The Reorganization is not expected to be a taxable event for federal income tax purposes for shareholders and is not expected to result in any material adverse federal income tax consequences to shareholders of the 10 x 10 Fund.

The investment objectives of the 10 x 10 Fund and the Index 5 Fund are similar. The Funds also employ similar principal investment strategies in seeking to achieve those objectives. The Funds also have similar risk profiles. A full description of the Index 5 Fund and the terms of the Reorganization will be contained in a combined information statement/prospectus, which is expected to be mailed to shareholders of the 10 x 10 Fund on or about February 14, 2019.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Index 5 Fund, nor is it a solicitation of any proxy. For more information regarding the Index 5 Fund or to receive a free copy of the combined proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and has become effective) that contains important information about fees, expenses, and risk considerations, please contact us at contact us at prospectusrequest@jackson.com. The combined proxy statement/prospectus will also be available for free on the SEC’s web site (www.sec.gov). Please read the combined proxy statement/prospectus carefully before making any investment decisions.

Sub-Adviser Appointment and Name, Investment Objective, Investment Strategy, and Primary and Secondary Benchmark Changes for the JNL/Franklin Templeton Founding Strategy Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved the appointment of Franklin Advisers, Inc. (“Franklin”) as the sub-adviser (“Sub-Adviser Appointment”) for the JNL/Franklin Templeton Founding Strategy Fund (the “Fund”), as well as changes to the Fund’s name, investment objective, investment strategy, and primary and secondary benchmarks (the “Strategy Changes”).

In connection with the Sub-Adviser Appointment, the Board approved an amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, Inc. (“Franklin”), appointing Franklin as a sub-adviser for the Fund and implementing a new sub-advisory fee structure (“Sub-Advisory Agreement Amendment”). Franklin currently serves as a sub-adviser to another fund of the Trust.

In connection with the Strategy Changes, the Board approved amendments to the following agreements revising the Fund’s advisory fee and administrative fee structures: 1) Amended and Restated Investment Advisory and Management Agreement between the Trust and Jackson National Asset Management, LLC (“JNAM”) (“Advisory Agreement Amendment”); and 2) Amended and Restated Administration Agreement between the Trust and JNAM (“Administration Agreement Amendment,” and collectively with the Sub-Advisory Agreement Amendment and the Administration Agreement Amendment, the “Agreement Amendments”).

The Sub-Adviser Appointment and Strategy Changes that are being proposed will convert the Fund from a fund-of-funds that is designed to invest in a group of three underlying funds that are advised by JNAM and sub-advised by Franklin or its affiliates to an actively managed Fund. As a result of the structural change from a fund-of-funds to an actively managed Fund, the Fund’s advisory and administrative fees will increase. JNAM will continue to serve as its investment adviser and administrator, but Franklin will serve as the Fund’s new sub-adviser and provide the day-to-day management for the Fund. The name of the Fund will change to the JNL/Franklin Templeton Growth Allocation Fund.

A full description of the Sub-Adviser Appointment, Strategy Changes, and Agreement Amendments will be contained in a proxy statement, which is expected to be mailed to shareholders of the Fund on or about February 14, 2019. Shareholders will be asked to consider and vote on the Strategy Changes and Agreement Amendments at a special meeting of shareholders expected to be held on March 15, 2019. If approved by shareholders, the Sub-Adviser Appointment, Strategy Changes, and Agreement Amendments will become effective on or around April 29, 2019. No assurance can be given that the Strategy Changes and Agreement Amendments will be approved by shareholders.

This Supplement is dated December 18, 2018.

(To be used with JMV9476 04/18, JMV8798 04/18, VC4224 04/18, JMV9476ML 04/18, JMV5763ML 04/18, JMV9476WF 04/18, JMV5763WF 04/18, JMV8037 04/18, JMV8037BE 04/18, JMV17955 04/18, JMV21086 12/18, JMV16966 04/18, JMV18691 04/18, JMV18692 08/18, JMV7698 04/18, VC5869 04/18, JMV7697 04/18, VC5890 04/18, VC5890ML 04/18, VC5995 04/18, JMV5765 04/18, JMV2731 04/18, JMV17183 04/18, JMV17183NY 04/18, JMV18691NY 04/18, FVC4224FT 04/18, VC5526 04/18, VC3656 04/18, VC3657 04/18, VC3723 04/18, JMV7698NY 04/18, NV5869 04/18, JMV7697NY 04/18, NV5890 04/18, JMV9476NY 04/18, NV4224 04/18, JMV9476WFNY 04/18, JMV8037NY 04/18, JMV8037BENY 04/18, JMV17955NY 04/18, NV4224WF 04/18, JMV16966NY 04/18, NMV2731 04/18, NV5526 04/18, NV3174GW 04/18, NV3174CEGW 04/18, NV5825GW 04/18, VC5825GW 04/18, VC5884GW 04/18, VC5885GW 04/18, and NV3784 04/18.)

CMX21721 12/18

Supplement Dated January 9, 2019

To The Prospectus Dated April 30, 2018, as amended August 13, 2018

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective January 2, 2019, all references to BNY Mellon Asset Management North American Corporation are changed to Mellon Investments Corporation.

Effective January 2, 2019, all references to BNYM AMNA are changed to Mellon.

This supplement is dated January 9, 2019.

(To be used with JMV9476 04/18, JMV8798 04/18, VC4224 04/18, JMV9476ML 04/18, JMV5763ML 04/18, JMV9476WF 04/18, JMV5763WF 04/18, JMV8037 04/18, JMV8037BE 04/18, JMV17955 04/18, JMV21086 12/18, JMV16966 04/18, JMV18691 04/18, JMV18692 08/18, JMV7698 04/18, VC5869 04/18, JMV7697 04/18, VC5890 04/18, VC5890ML 04/18, VC5995 04/18, JMV5765 04/18, JMV2731 04/18, JMV17183 04/18, JMV17183NY 04/18, JMV18691NY 04/18, FVC4224FT 04/18, VC5526 04/18, VC3656 04/18, VC3657 04/18, VC3723 04/18, JMV7698NY 04/18, NV5869 04/18, JMV7697NY 04/18, NV5890 04/18, JMV9476NY 04/18, NV4224 04/18, JMV9476WFNY 04/18, JMV8037NY 04/18, JMV8037BENY 04/18, JMV17955NY 04/18, NV4224WF 04/18, JMV16966NY 04/18,

NMV2731 04/18, NV5526 04/18, NV3174GW 04/18, NV3174CEGW 04/18, NV5825GW 04/18, VC5825GW 04/18, VC5884GW 04/18, VC5885GW 04/18, VC3652 04/18, NV3784 04/18, HR105 04/18, and VC2440 04/18.)

CMX21837 01/19

Supplement Dated February 20, 2019

To The Prospectus Dated April 30, 2018, as amended August 13, 2018

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective January 1, 2019, for the JNL/American Funds Global Bond Fund, please delete all references to Mark A. Brett.

Effective January 1, 2019, for the JNL/American Funds New World Fund, please delete all references to Robert H. Neithart.

Effective January 1, 2019, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/American Funds Blue Chip Income and Growth Fund please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Christopher D. Buchbinder	2010	Partner, Capital Research Global Investors (“CRGI”), CRMC
James B. Lovelace	2010	Partner, CRGI, CRMC
Alex Sheynkman	January 2019	Partner, CRGI, CRMC
Lawrence R. Solomon	July 2018	Partner, CRGI, CRMC
James Terrile	2013	Partner, CRGI, CRMC

Effective January 1, 2019, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/American Funds Global Bond Fund please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Andrew A. Cormack	January 2019	Portfolio Manager, Capital Fixed Income Investors (“CFII”), CRMC
David A. Daigle	November 2014	Partner, CFII, CRMC
Thomas H. Hogh	May 2010	Partner, CFII, CRMC
Robert H. Neithart	2012	Partner, CFII, CRMC

Effective January 1, 2019, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/American Funds International Fund please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Sung Lee	2010	Partner, Capital Research Global InvestorsSM (“CRGI”), CRMC
Renaud H. Samyn	January 2019	Partner, CRGI, CRMC
L. Alfonso Barroso	2010	Partner, CRGI, CRMC
Jesper Lyckeus	2010	Partner, CRGI, CRMC
Christopher Thomsen	2010	Partner, CRGI, CRMC

Effective January 1, 2019, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/American Funds New World Fund please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Carl M. Kawaja	2010	Partner, Capital World Investors (“CWI”), CRMC

Name:	Joined Fund Management Team In:	Title:
Steven G. Backes	January 2019	Partner, CFII, CRMC
Bradford F. Freer	January 2017	Partner, CRGI, CRMC
Nicholas J. Grace	2012	Partner, CRGI, CRMC
Tamonori Tani	July 2018	Partner, CWI, CRMC

This Supplement is dated February 20, 2019.

Supplement Dated February 20, 2019

To The Prospectus Dated April 30, 2018, as amended

JNL Series Trust

(The “Trust”)

Please note that the changes may impact your variable annuity and/or variable life product(s).

** NOTE: The effective dates for the changes set forth herein have been changed. Please read this supplement carefully.**

Proposed Reorganization of JNL/Mellon Capital 10 x 10 Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved the proposed reorganization of the JNL/Mellon Capital 10 x 10 Fund (the “10 x 10 Fund” or the “Acquired Fund”) into the JNL/Mellon Capital Index 5 Fund (the “Index 5 Fund” of the “Acquiring Fund”), each a series of the Trust (the “Reorganization”).

Because applicable legal requirements do not require shareholder approval of the Reorganization and because the Board has determined that the Reorganization is in the best interests of the 10 x 10 Fund and its shareholders, the 10 x 10 Fund shareholders are not being asked to vote on the Reorganization. It is expected that the Reorganization will be effective as of the close of business on or about June 21, 2019 (the “Closing Date”).

Under the terms of the proposed Plan of Reorganization, the 10 x 10 Fund’s assets and liabilities will be transferred to the Index 5 Fund in return for shares of the Index 5 Fund having an aggregate net asset value equal to the 10 x 10 Fund’s net assets as of the valuation date. These Index 5 Fund shares will be distributed pro rata to shareholders of the 10 x 10 Fund in exchange for their fund shares. Current 10 x 10 Fund shareholders will thus become shareholders of the Index 5 Fund and receive shares of the Index 5 Fund with a total net asset value equal to that of their shares of the 10 x 10 Fund at the time of Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization.

The Reorganization is expected to be treated as a “partnership merger” under Treasury Regulations under Section 708 of the Internal Revenue Code of 1986, as amended. The Reorganization is not expected to be a taxable event for federal income tax purposes for shareholders and is not expected to result in any material adverse federal income tax consequences to shareholders of the 10 x 10 Fund.

The investment objectives of the 10 x 10 Fund and the Index 5 Fund are similar. The Funds also employ similar principal investment strategies in seeking to achieve those objectives. The Funds also have similar risk profiles. A full description of the Index 5 Fund and the terms of the Reorganization will be contained in a combined information statement/prospectus, which is expected to be mailed to shareholders of the 10 x 10 Fund on or about February 14, 2019.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Index 5 Fund, nor is it a solicitation of any proxy. For more information regarding the Index 5 Fund or to receive a free copy of the combined proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and has become effective) that contains important information about fees, expenses, and risk considerations, please contact us at contact us at prospectusrequest@jackson.com. The combined proxy statement/prospectus will also be available for free on the SEC’s web site (www.sec.gov). Please read the combined proxy statement/prospectus carefully before making any investment decisions.

Sub-Adviser Appointment and Name, Investment Objective, Investment Strategy, and Primary and Secondary Benchmark Changes for the JNL/Franklin Templeton Founding Strategy Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved the appointment of Franklin Advisers, Inc.

(“Franklin”) as the sub-adviser (“Sub-Adviser Appointment”) for the JNL/Franklin Templeton Founding Strategy Fund (the “Fund”), as well as changes to the Fund’s name, investment objective, investment strategy, and primary and secondary benchmarks (the “Strategy Changes”).

In connection with the Sub-Adviser Appointment, the Board approved an amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, Inc. (“Franklin”), appointing Franklin as a sub-adviser for the Fund and implementing a new sub-advisory fee structure (“Sub-Advisory Agreement Amendment”). Franklin currently serves as a sub-adviser to another fund of the Trust.

In connection with the Strategy Changes, the Board approved amendments to the following agreements revising the Fund’s advisory fee and administrative fee structures: 1) Amended and Restated Investment Advisory and Management Agreement between the Trust and Jackson National Asset Management, LLC (“JNAM”) (“Advisory Agreement Amendment”); and 2) Amended and Restated Administration Agreement between the Trust and JNAM (“Administration Agreement Amendment,” and collectively with the Sub-Advisory Agreement Amendment and the Administration Agreement Amendment, the “Agreement Amendments”).

The Sub-Adviser Appointment and Strategy Changes that are being proposed will convert the Fund from a fund-of-funds that is designed to invest in a group of three underlying funds that are advised by JNAM and sub-advised by Franklin or its affiliates to an actively managed Fund. As a result of the structural change from a fund-of-funds to an actively managed Fund, the Fund’s advisory and administrative fees will increase. JNAM will continue to serve as its investment adviser and administrator, but Franklin will serve as the Fund’s new sub-adviser and provide the day-to-day management for the Fund. The name of the Fund will change to the JNL/Franklin Templeton Growth Allocation Fund.

A full description of the Sub-Adviser Appointment, Strategy Changes, and Agreement Amendments will be contained in a proxy statement, which is expected to be mailed to shareholders of the Fund on or about February 14, 2019. Shareholders will be asked to consider and vote on the Strategy Changes and Agreement Amendments at a special meeting of shareholders expected to be held on March 15, 2019. If approved by shareholders, the Sub-Adviser Appointment, Strategy Changes, and Agreement Amendments will become effective on or around June 24, 2019. No assurance can be given that the Strategy Changes and Agreement Amendments will be approved by shareholders.

This Supplement is dated February 20, 2019.

(To be used with JMV9476 04/18, JMV8798 04/18, VC4224 04/18, JMV9476ML 04/18, JMV5763ML 04/18, JMV9476WF 04/18, JMV5763WF 04/18, JMV8037 04/18, JMV8037BE 04/18, JMV17955 04/18, JMV21086 12/18, JMV16966 04/18, JMV18691 04/18, JMV18692 08/18, JMV7698 04/18, VC5869 04/18, JMV7697 04/18, VC5890 04/18, VC5890ML 04/18, VC5995 04/18, JMV5765 04/18, JMV2731 04/18, JMV17183 04/18, JMV17183NY 04/18, JMV18691NY 04/18, FVC4224FT 04/18, VC5526 04/18, VC3656 04/18, VC3657 04/18, VC3723 04/18, JMV7698NY 04/18, NV5869 04/18, JMV7697NY 04/18, NV5890 04/18, JMV9476NY 04/18, NV4224 04/18, JMV9476WFNY 04/18, JMV8037NY 04/18, JMV8037BENY 04/18, JMV17955NY 04/18, NV4224WF 04/18, JMV16966NY 04/18, NMV2731 04/18, NV5526 04/18, NV3174GW 04/18, NV3174CEGW 04/18, NV5825GW 04/18, VC5825GW 04/18, VC5884GW 04/18, VC5885GW 04/18, and NV3784 04/18.)

CMX21997 02/19

JNL Series Trust PRSRT STD U.S. POSTAGE One Corporate Way PAID Lansing, MI 48951 JACKSON NATIONAL ASSET MANAGEMENT L.L.C. Please note that recent changes to your delivery preferences may not be reflected with this mailing. For legal mailings of this nature, it can take up to 60 days for your delivery preferences to take effect. VADV7339 01/19

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NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES BUSINESS REPLY MAIL FIR TS -CLA SS M IA L PERMIT NO. 600 L NA IS NG MI POSTAGE WILL BE PAID BY ADDRESSEE JACKSON PO BOX 24068 LANSING MI48909-4068 This report is for the general information of qualified plan participants, as well as contract/policy owners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisory, Perspective Advisors IISM, Perspective Advisory IISM, Perspective L Series, Perspective Rewards®, CuriangardSM, Perspective AdvantageSM, Perspective Focus®, Fifth Third Perspective, Jackson Private WealthSM, Retirement Latitudes®, Elite Access®, Elite Access AdvisorySM, Elite Access Advisory II, Perspective (New York), Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Curiangard (New York), Perspective Advisors (New York), Perspective Focus (New York), Perspective Rewards (New York) and Elite Access (New York). Not all the portfolios are available in all of the products. Jackson is the marketing name for Jackson National Life Insurance Company (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

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Variable Products issued by Jackson National Life Insurance Company® and distributed by Jackson National Life Distributors LLC, member FINRA. 800/873-5654

JNL Series Trust Sub-Advised Funds and JNL Variable Fund LLC

December 31, 2018

President’s Letter	1

JNL Series Trust Sub-Advised Funds including: JNL/AB Dynamic Asset Allocation Fund, JNL/AQR Large Cap Relaxed Constraint Equity Fund, JNL/AQR Managed Futures Strategy Fund, JNL/BlackRock Global Allocation Fund, JNL/BlackRock Global Natural Resources Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/Causeway International Value Select Fund, JNL/ClearBridge Large Cap Growth Fund, JNL/Crescent High Income Fund, JNL/DFA U.S. Core Equity Fund, JNL/DoubleLine Core Fixed Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE Fund, JNL/First State Global Infrastructure Fund, JNL/FPA + DoubleLine® Flexible Allocation Fund, JNL/Franklin Templeton Global Fund, JNL/Franklin Templeton Global Multisector Bond Fund, JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton International Small Cap Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Harris Oakmark Global Equity Fund, JNL/Heitman U.S. Focused Real Estate Fund, JNL/Invesco China-India Fund, JNL/Invesco Diversified Dividend Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco International Growth Fund, JNL/Invesco Small Cap Growth Fund, JNL/JPMorgan Hedged Equity Fund, JNL/JPMorgan MidCap Growth Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund, JNL/Lazard Emerging Markets Fund, JNL/Loomis Sayles Global Growth Fund, JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Emerging Markets Index Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, JNL/Mellon Capital S&P 1500 Value Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital MSCI KLD 400 Social Index Fund, JNL/Mellon Capital Bond Index Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/MFS Mid Cap Value Fund, JNL/Morningstar Wide Moat Index Fund, JNL Multi-Manager Alternative Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL/Neuberger Berman Strategic Income Fund, JNL/Oppenheimer Emerging Markets Innovator Fund, JNL/Oppenheimer Global Growth Fund, JNL/PIMCO Income Fund, JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Total Return Fund, JNL/PPM America Value Equity Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P International 5 Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund, JNL/S&P Total Yield Fund, JNL/Scout Unconstrained Bond Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Managed Volatility Balanced Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price Value Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, JNL/Westchester Capital Event Driven Fund, JNL/WMC Balanced Fund, JNL/WMC Government Money Market Fund, JNL/WMC Value Fund

JNL Series Trust Supplements to Prospectus

JNL Variable Fund LLC including: JNL/Mellon Capital Consumer Discretionary Sector Fund, JNL/Mellon Capital DowSM Index Fund, JNL/Mellon Capital Energy Sector Fund, JNL/Mellon Capital Financial Sector Fund, JNL/Mellon Capital Healthcare Sector Fund, JNL/Mellon Capital Information Technology Sector Fund, JNL/Mellon Capital JNL 5 Fund, JNL/Mellon Capital MSCI World Index Fund, JNL/Mellon Capital Nasdaq 100 Index Fund, JNL/Mellon Capital S&P® SMid 60 Fund, JNL/Mellon Capital Telecommunications Sector Fund

Market Summary 2

Management Discussion and Fund Performance  3

Schedules of Investments  10

Statements of Assets and Liabilities  26

Statements of Operations  28

Statements of Changes in Net Assets  30

Financial Highlights  34

Notes to Financial Statements  37

Report of Independent Registered Public Accounting Firm  50

Additional Disclosures  51

JNL Variable Fund LLC Manager’s and Officer’s Information  52

JNL Variable Fund LLC Approval of the Fund’s Investment Advisory and Sub-Advisory Agreements  58

JNL Variable Fund Supplements to Prospectus

Variable Products issued by Jackson National Life Insurance Company® and distributed by Jackson National Life Distributors LLC, member FINRA. 800/873-5654

JNL Series Trust Sub-Advised Funds and JNL Variable Fund LLC

December 31, 2018

President’s Letter

Dear Investor,

Enclosed is the annual report for the JNL Series Trust Sub-Advised Funds and JNL Variable Fund LLC for the year ended December 31, 2018, together with Management’s Discussion of Fund Performance for each of the Funds.

Securities markets saw the abrupt return of volatility in 2018 after a placid and profitable 2017. The S&P 500 Index finished down more than -4% as it suffered several sharp and sudden downswings throughout the year, including a nearly 20% drop from its September highs through the last week of December. Small and mid-cap stocks fared worse. Foreign markets diverged from the U.S. by selling off before the summer in suffering the most. International developed equity markets fell double digits, with emerging markets dropping 14.6%. Global fixed income spent most of the year in negative territory before a flight to safety during the fourth quarter fueled by buying government and investment grade bonds that helped the Bloomberg Barclays U.S. Aggregate Bond Index to finish the year virtually flat (up 0.01%). Non-core fixed income segments, especially high yield bonds and emerging market debt, posted notable losses.

The return of volatility was not necessarily unwarranted. The initial bout in February was likely sparked by a steady uptick in long term bond yields that raised concerns of higher borrowing costs for companies and governments, exacerbated by a violent unwinding of low volatility trades that bet on the continuation of a docile market environment. That chain reaction served as a wake up call to investors and quickly passed, but concerns about the impact of higher interest rates on business profitability and stock valuations after a long period of extremely low rates persisted. Debt market turmoil in Italy, Turkey and Argentina, along with slowing economic growth, soured investors on markets overseas mid-year as U.S. equities regained their footing. That, however, only served as a prelude to further concerns about global growth that hit stocks during the fourth quarter as U.S. China trade tensions and continued U.S. Federal Reserve rate hikes added to negative expectations for future earnings.

While not entirely unexpected, the suddenness and magnitude of downward volatility always serves as a jolt to investors. In last year’s letter we noted that the calmness of the market in 2017 (an entire year without a 5% or more correction) was unusual and likely unsustainable. A history of market declines tells us that a 10% drop in equities is a roughly once a year experience, while 20% drops happen about once every three and a half years on average. By the end of 2017, the last broad based 20% drop in large cap U.S. equities had concluded in March 2009—more than eight and half years before the start of 2018! This is not to say that such volatility is predictable, merely to put things in perspective as a reminder that post financial crisis market activity has been unusually moderate on the heels of unprecedentedly easy monetary policy. Moderation may have lulled a new generation of investors into a false sense of confidence, though history has shown that there has yet to be a solution to the cyclicality of markets.

The best that we can do as investors is to build diversified portfolios to withstand downswings such that long term plans remain intact and investment goals are still achievable. Although there were few places to hide in the market that offered positive returns during 2018, studies have shown that investors do better mixing their investment choices among a wide variety of asset classes and strategies instead of trying to guess or time exposure into a select few. As sentiment waned and volatility increased in 2018, market leadership shifted between sectors, styles and asset classes. As mentioned earlier, domestic fixed income was under water for most of the year before recovering in the fourth quarter to become the best absolute performing asset class. Utilities, among the bottom performing areas of the S&P 500 in June, finished the year up 4.1% behind only health care among top performers. Indeed, the dispersion of returns between sectors within the S&P 500 Index ranged from -18.10% (energy) to 6.47% (health care).

At Jackson, we seek to offer investors the building blocks for creating well diversified portfolios, and the freedom to do so however they see fit. We offer a wide array of Funds across asset classes and investment styles that allows investors to build portfolios that suit their individual risk tolerance and goals. We seek best of breed Sub-Advisors that we think represent not only the finest organizations in the industry but also offer unique investment approaches able to persistently meet our expectations. We offer both passive and actively managed options as we recognize the strengths and weaknesses of each approach can complement the other. These many traits all support and benefit from diversification to allow for the creation of a portfolio suited to any kind of investor.

No one knows what markets have in store for investors in 2019. A number of economic and geopolitical risks remain in the forefront, including slowing global growth, trade tensions, Brexit, excessive government and company debt and rising interest rates. No one can predict when and how these forces will act on markets, what other unknown issues may be lurking, or what the long term consequences will be on markets and investors. Against this uncertainty it is best to have a steady asset allocation plan to provide constancy amid a sea of market ambiguity. That, we think, is how successful investors achieve their goals.

Thank you for choosing Jackson for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

JNL Series Trust

JNL Variable Fund LLC

JNL Series Trust Sub-Advised Funds Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2018

Domestic Equity		Developed International Equity
S&P 500 Index	-4.38%	MSCI All Country World ex-USA Index (Net)	-9.42%
S&P MidCap 400 Index	-11.08	MSCI EAFE Index (Net)	-13.79
MSCI USA Index	-4.50
MSCI USA Mid Cap Index	-9.37	Emerging Markets
MSCI USA Small Cap Index	-13.35	MSCI Emerging Markets Index (Net)	-14.58%

Fixed Income		Alternative Assets
Bloomberg Barclays Global Aggregate Bond Index	-1.20%	Bloomberg Commodity Index	-11.25%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	FTSE EPRA/NAREIT Developed Index	-4.74
Bloomberg Barclays U.S. Corporate High Yield Bond Index	-9.37
		Alternative Strategy
		Wilshire Liquid Alternative Index	-4.26%

Domestic Equity: Volatility returned to the markets in 2018, after a calm and profitable 2017. All the major broad stock market indices lost ground during a turbulent year that saw a major selloff in stocks to finish the year. Steady gains midyear were bracketed by highly volatile trading during the first and fourth quarters that at times saw huge daily swings in prices that eventually led to losses. Volatility was even more severe among small- and mid-cap stocks, especially during the fourth quarter, resulting in even sharper losses by year end. While the heightened volatility favored value and traditionally defensive sectors of the market at times, growth stocks outperformed across the market cap spectrum overall, driven by information technology and ecommerce names. Still, it was health care and utilities that ultimately finished the year as the top performing sectors. Rising interest rates and a violent unwinding of low volatility trades following a docile 2017 market environment set the tone during the first quarter. The fourth quarter selloff was sparked by increased fears of slowing economic growth amid continued tightening of monetary policy by the U.S. Federal Reserve (“Fed”), which was also unwinding its massive balance sheet built up after the global financial crisis. Volatility is likely to continue in the first half of the year amid U.S. China trade negotiations and potential continued quantitative tightening on the part of the Fed.

Fixed Income: Concerns regarding a slowdown in growth and Fed monetary policy led to a rocky path for bonds. Bonds seemingly entered into a game of seesaw with the stock market in 2018. When bonds sold off to start the year, the resulting increase in interest rates sparked turmoil among stocks. As investors fled back to bonds, lower interest rates fueled a midyear rise in stocks, which ultimately ended in another reverse to end the year. All told, the investment grade U.S. bond market ended the year virtually flat, while global bonds posted modest losses. Government and investment grade bonds seesawed the most, but ultimately benefitted from lower rates by year end. High yield and credit sensitive bonds generally lost ground on valuation concerns, uncertainty about corporate credit ratings amid continued Fed rate hikes and slowing economic growth. Global bonds were hurt by a stronger U.S. Dollar for most of the year, with emerging markets (“EM”) debt hit especially hard by the Dollar and turmoil in select countries.

Developed International Equity: Slowing growth in Europe starting in the second quarter weighed heavily on foreign developed markets in 2018. Stock performance sharply diverged from the U.S. in the beginning of June, driven in part by a blowup in Italian politics that fueled fears of further Euro disruption. Weaker growth in Europe took the bloom off the global synchronized growth story, with U.S. economic strength and higher interest rates making it a more attractive option. Signals from the European Central Bank that it would be ending its quantitative easing program kept a lid on returns during the fourth quarter, though results were more in line with the U.S. Despite more encouraging economic news out of Japan, stocks were down double digits there as well.

Emerging Markets: After a standout 2017, EM bonds and equities were the laggards in their respective asset classes in 2018. EM equities finished the year down more than 14% despite holding up relatively better during the fourth quarter global sell off. A strong U.S. Dollar for most of the year, slowing economic growth in China and Europe and weaker commodity prices all contributed to a midyear downswing that diverged sharply from U.S. performance. EM debt followed equities lower midyear troubled by the stronger Dollar and debt market turmoil in Turkey and Argentina from which it didn’t really recover.

Alternative Assets: It was a mixed year for alternative assets as oil prices first soared then plummeted, throwing the commodities and natural resources categories into turmoil. Both segments posted double digit losses for the year in significantly lagging equities. Global infrastructure related assets also delivered losses, mostly in line with global equities. U.S. real estate was the relative bright spot in the category as it kept pace with U.S. equities, while global real estate investment trusts outperformed the lackluster global equity marketplace.

Alternative Strategies: Alternative investment strategies posted negative returns overall as measured by the Wilshire Liquid Alternative Index in slightly outperforming equities and trailing fixed income. Alternative strategies lagged stocks for most of the year but held up considerably better during the fourth quarter equity selloff. The event driven segment of the Index, which includes merger arbitrage strategies, stood out with positive returns for the year. The global macro and hedged equity segments underperformed the broader Index given their tilt towards equity and international exposure.

JNL/AB Dynamic Asset Allocation Fund AllianceBernstein L.P. (Unaudited)

JNL/AB Dynamic Asset Allocation Fund

††70% MSCI World Index (Net), 30% Bloomberg Barclays U.S. Treasury Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-8.74%	1 Year	-8.34%
Since Inception	2.27	Since Inception	-3.69
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Investment Companies	70.9%
Other Short Term Investments	15.3
Securities Lending Collateral	13.8
Total Investments	100.0%

For the year ended December 31, 2018, JNL/AB Dynamic Asset Allocation Fund underperformed its primary benchmark by posting a return of -8.74% for Class A shares compared to -5.21% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of -5.71% for the 70% MSCI World Index (Net) and 30% Bloomberg Barclays U.S. Treasury Index.

During the year, compared to the Dow Jones Moderate Index (“Index”), the Fund’s relative overweight to international equities and underweight to international bonds, mortgage income and U.S. corporate strategies were the main detractors from performance. Security selection within the U.S. government sleeve and real assets also hurt. The Fund’s underweight to U.S. small cap equities and overweight to U.S. government bonds contributed to performance.

Throughout most of the year, the Fund held a close to neutral position to risk assets. The Fund’s risk level was reduced in October to a modest underweight and further reduced early December to a significant underweight, with the proceeds added to cash as opposed to fixed income to maintain neutral duration. At the time, stock volatility elevated and was accompanied by both a widening and change in the trend of credit spreads as well as decelerating growth, signaling a protracted period of elevated risk in equity markets. The Fund’s equity position was characterized by a regional bias towards international large cap stocks. The Fund saw more pronounced headwinds for U.S. equity markets relative to non-U.S. developed markets driven by relative valuations, depreciating currencies, and expectations of further rate hikes by the U.S. Federal Reserve. Compared to the Index, both international and U.S. equities had a challenging year, with international equities underperforming the U.S. equities, which was a major drag on performance.

In fixed income, the Fund held an overweight to U.S. fixed income and a modest allocation to international bonds and ended the year with a close to neutral duration position.

The Fund utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit and currency risk to hedge positions and to provide efficient exposure. All derivatives performed in line with the manager’s expectations over the year.

JNL/AQR Large Cap Relaxed Constraint Equity Fund AQR Capital Management, LLC (Unaudited)

JNL/AQR Large Cap Relaxed Constraint Equity Fund

Average Annual Total Returns*
Class A		Class I
1 Year	-13.36%	1 Year	-13.10%
5 Year	5.19	5 Year	5.43
10 Year	9.62	10 Year	9.85
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

AQR Capital Management, LLC assumed portfolio management responsibility on April 24, 2017.

Composition as of December 31, 2018:
Information Technology	23.1%
Health Care	20.9
Consumer Discretionary	14.1
Communication Services	11.3
Financials	8.1
Industrials	7.7
Energy	5.0
Consumer Staples	3.6
Real Estate	3.0
Utilities	1.1
Materials	0.3
Other Short Term Investments	1.8
Net Long (Short) Investments	100.0%

For the year ended December 31, 2018, JNL/AQR Large Cap Relaxed Constraint Equity Fund underperformed its primary benchmark by posting a return of -13.36% for Class A shares compared to -4.50% for the MSCI USA Index (Gross).

As a reminder, the long term tracking error target of the Fund is 3-4%.

The Fund uses a systematic investment process to generate an excess return driven by value, momentum, quality, and other proprietary factors. The Fund invests 130% long and 30% short exposure, providing 100% net exposure to the market. Relaxing the long only constraint enables the Fund’s managers to express its model view more effectively by allowing it to short, and it also enables the Fund’s managers to take more active risk.

Valuation and investor sentiment were the worst performing investment themes during the year. Valuation evaluates a stock’s fundamental value versus its market price with the belief that relatively cheap stocks will outperform relatively expensive ones. Investor sentiment evaluates the actions of informed, high conviction, or highly influential investors to infer opportunities or threats that may not be captured by other themes. The momentum theme, which prefers securities that show signs of improvement over signs of deterioration, both through price and fundamental lenses, also modestly detracted. Conversely, quality themes, which capture the fundamental stability of a company and the quality of reported net income and other important financial metrics, favoring lower risk companies to higher risk companies, were the best performing themes during the year. Stock selection within sectors detracted from excess returns as information technology and consumer discretionary were the worst performing sectors. Consumer staples, on the other hand, contributed positively to returns. Sector selection also detracted slightly, driven by underweight positions to utilities and energy. As of December 31, 2018, the Fund was most overweight in health care and consumer discretionary relative to the benchmark. Conversely, the Fund was most underweight in financials and consumer staples.

JNL/AQR Managed Futures Strategy Fund AQR Capital Management, LLC (Unaudited)

JNL/AQR Managed Futures Strategy Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-9.20%	1 Year	-9.03%
5 Year	-1.79	5 Year	-1.59
Since Inception	-0.31	Since Inception	-0.12
‡Inception date August 29, 2011
†Inception date August 29, 2011

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Other Short Term Investments††	100.0%
Total Investments	100.0%

††In general, the Fund uses derivatives as direct substitutes for investment in commodities, developed market stock indices, government bonds and currencies. Please refer to the Schedule of Investments for the Fund's derivative investments.

For the year ended December 31, 2018, JNL/AQR Managed Futures Strategy Fund underperformed its primary benchmark by posting a return of -9.20% for Class A shares compared to 1.87% for the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund underperformed both of its other benchmarks’ return of -0.46% for the S&P Diversified Trends Indicator Total Return Index and -6.67% for the Credit Suisse Managed Futures Hedge Fund Index.

Separately, the SG Trend Index, a peer group index of the 10 largest trend following hedge funds, returned -8.10% for the year.

The Fund invests, both long and short, primarily in futures and currency forward contracts to gain economic exposure to global equity, fixed income, commodity, and currency markets. These derivative positions are responsible for substantially all the performance in the Fund. By asset class, currencies (-5.1%), commodities (-1.7%), fixed income (-1.3%) and equities (-0.0%) detracted, all gross of fees. By signal, long term and over extended signals detracted from performance, while short term signals were flat.

2018 was a difficult environment for trend following. Changing economic expectations, rising political and trade risks globally, shifting tones in monetary policy rhetoric and changing global energy dynamics caused reversals across asset classes. By asset class, trend following in currencies detracted most, as the U.S. Dollar and Euro sharply reversed their longer term trends in the second quarter due to relative U.S. economic strength versus Europe and a widening rate differential. Commodities also detracted over the year, driven by the sharp reversal and selloff in crude oil and related commodities towards the end of the year, which happened as the U.S. offered waivers for Iranian oil purchases, supplies remained ample and global growth concerns rose. Trend following in fixed income also detracted as the longer term bearish U.S. fixed income trend reversed late in the year, and the bullish trend in Italian 10 year bonds sharply reversed in the second quarter on rising political risks. Global equity markets exhibited large reversals of longer term bullish trends in February and more recently in October, causing losses within equities. However, trend following in equities produced meaningful offsetting gains in December across signals, as global equity markets declined.

JNL/BlackRock Global Allocation Fund BlackRock Investment Management, LLC (Unaudited)

JNL/BlackRock Global Allocation Fund

†36% S&P 500 Index, 24% FTSE World (ex-U.S.) Index, 24% Bank of America Merrill Lynch Current 5-Year U.S. Treasury Index, 16% FTSE Non-U.S. Dollar World Government Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-7.62%	1 Year	-7.33%
5 Year	1.90	5 Year	2.14
Since Inception	3.90	Since Inception	4.12
‡Inception date October 11, 2010
†Inception date October 11, 2010

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Government Securities	25.3%
Health Care	9.4
Communication Services	9.3
Financials	8.5
Energy	6.2
Information Technology	6.0
Industrials	5.8
Consumer Discretionary	5.8
Consumer Staples	5.5
Materials	3.6
Utilities	2.2
Real Estate	1.8
Investment Companies	1.3
Other Short Term Investments	8.2
Securities Lending Collateral	1.1
Net Long (Short) Investments	100.0%

For the year ended December 31, 2018, JNL/BlackRock Global Allocation Fund outperformed its primary benchmark by posting a return of -7.62% for Class A shares compared to -8.71% for the MSCI World Index (Net). The Fund underperformed its blended benchmark return of -4.67% for the 36% S&P 500 Index, 24% FTSE World (ex-U.S.) Index, 24% Bank of America Merrill Lynch Current 5-Year U.S. Treasury Index, 16% FTSE Non-U.S. Dollar World Government Bond Index.

Within equities, an overweight to India positively impacted returns. From a sector perspective, an overweight to health care and information technology (“IT”) and an underweight to consumer staples, financials and industrials contributed to performance. Stock selection within utilities and industrials was additive. The Fund also benefitted from an exposure to cash and cash equivalents. Currency management, notably an underweight to the Euro and an overweight to the U.S. Dollar contributed to performance.

Within equities, an overweight to Japan and underweight the United States detracted from performance. An exposure to European financials negatively influenced returns. From a sector perspective, an overweight and stock selection within energy weighed on returns, as did stock selection within IT, health care, consumer discretionary, materials, and real estate. Broadly speaking, an underweight to fixed income negatively impacted returns. Within fixed income, an overweight to U.S. duration and an overweight to select emerging market government bonds weighed on performance. Exposure to commodity related securities detracted. Currency management, notably an overweight to the Indian Rupee negatively impacted performance.

During the year, the Fund’s overall equity allocation decreased from 62% to 58% of net assets. Within equities, the Fund decreased exposure to Europe, and to Japan, and increased exposure to Canada and Brazil. From a sector perspective, the Fund decreased exposure to IT, financials, industrials and consumer discretionary, and increased exposure to health care, consumer staples and communication services. The Fund’s allocation to fixed income increased from 29% to 31% of net assets. The Fund’s allocation to commodity related securities decreased from 4% to 2% of net assets.

Reflecting the above changes, the Fund’s cash equivalents increased from 5% to 9% of net assets. Over the year period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments and redemptions.

Relative to its Reference Benchmark, the Fund was underweight equities and fixed income and was overweight commodity related and cash equivalents. Within equities, the Fund was overweight Asia and underweight the United States and Europe. From a sector perspective, the Fund was overweight communication services, consumer discretionary, energy and health care and underweight financials, IT and industrials. Within fixed income, the Fund was underweight developed market government bonds and overweight corporate bonds.

Looking ahead, we believe slower growth, tighter financial conditions and margin pressure will likely continue to pose episodic headwinds for risk assets. While we still favor equities relative to fixed income, we have positioned the portfolio more defensively to reflect a less benign environment for risk assets longer term. Within equities, we are focused on stocks more defensive in nature that feature some combination of low economic cyclicality, pricing power, and low financial leverage as we believe companies with these characteristics will tend to be more resilient during periods of market volatility and less sensitive to a rise in interest rates. Within fixed income, we are also focused on quality, with the majority of exposure in U.S. Treasuries.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

JNL/BlackRock Global Natural Resources Fund BlackRock International Ltd. (Unaudited)

JNL/BlackRock Global Natural Resources Fund

††75% MSCI Natural Resources Index (Net), 25% Bloomberg Commodity Index

Average Annual Total Returns
Class A		Class I
1 Year	-17.27%	1 Year	-17.11%
5 Year	-7.85	5 Year	-7.65
10 Year	1.83	10 Year	2.03

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

BlackRock Investment Management LLC assumed portfolio management responsibility on October 11, 2010.

BlackRock International Limited assumed portfolio management responsibility on September 25, 2017.

Composition as of December 31, 2018:
Materials	53.6%
Energy	34.0
Consumer Staples	6.4
Information Technology	0.9
Health Care	0.6
Industrials	0.6
Securities Lending Collateral	2.0
Other Short Term Investments	1.9
Total Investments	100.0%

For the year ended December 31, 2018, JNL/BlackRock Global Natural Resources Fund underperformed both its primary benchmark and its blended benchmark by posting a return of -17.27% for Class A shares compared to -12.57% for the S&P Global Natural Resources Index and -13.63% for the 75% MSCI Natural Resources Index (Net), 25% Bloomberg Commodity Index.

Energy equities and the oil price performed strongly through the first three quarters of 2018. By early October 2018, the Brent oil price had risen to $86/barrel (“bbl”), up 29.0% since the start of the year, whilst the MSCI World Energy Index had increased by 9.5%. The Organisation for Economic Co-operation and Development inventories fell below the five year average and market commentators started to question how long it would be until the oil price hit $100/bbl.

However, in anticipation of sanction related outages from Iran, the Organization of Petroleum Exporting Countries (“OPEC”) and Russia ramped production, seeking to avoid a price spike. U.S. President Donald Trump then announced unexpected waivers for customers of Iran and this tipped the market into modest oversupply. Meanwhile, global oil demand forecasts were lowered by the International Energy Agency and the Energy Information Administration. As a result, October marked a turning point as the oil price and energy equities fell sharply. Towards the end of the year, OPEC and other major oil producers announced an agreement to remove 1.2 million barrels per day from the market, but this wasn’t enough to halt oil’s decline, and the Brent oil price finished the year at $51/bbl. With this backdrop, the Fund’s overweight positions in EnCana Corp., Devon Energy Corp. and Cimarex Energy Co. detracted from relative returns as they came under pressure following the oil price decline.

Mining started 2018 strongly, up 8.2% in just the first half of January. This was short lived, however, as escalating trade tensions between China and the U.S. began to weigh on sentiment and commodity prices came under pressure. China is by far the most important economy for mining, consuming around half the world’s mined commodities. 2018 saw the U.S. impose tariffs on $250 billion of Chinese goods, China retaliate with tariffs on $110 billion of U.S. goods and the U.S. threatening tariffs on a further $257 billion of Chinese goods. However, in December, the two countries agreed to a 90 day truce in which they would refrain from increasing or imposing new tariffs as they work towards a new trade deal.

China announced a stimulus package towards the end of the year, however, the effects of which are yet to be seen. Mined commodity prices decreased almost across the board, albeit from relatively elevated levels. We saw an interesting trend, however, of more physically traded commodities (e.g. iron ore 62%, down just 2.4% over the year) outperforming those which are more financially traded (e.g. copper, down 17.5%). This suggests to us that underlying physical supply and demand conditions are still solid and that much of the weakness has been driven by speculation. An off benchmark position in copper producer First Quantum Ltd. (“First Quantum”) detracted from relative performance on the back of this copper price decline.

Like mining, agriculture was impacted by trade tensions during 2018 as agricultural commodities featured in the list of goods for new tariffs. China announced a 25% tariff on agricultural products including soybeans, corn, wheat, beef, pork and dairy products. Prior to the trade tensions, the U.S. exported 50% of its soybean crop, and 58% of those exports were to China, worth approximately U.S. $14 billion. In November 2018, however, China’s imports of U.S. soybeans fell to zero as it turned to Brazilian imports as a replacement.

In terms of agricultural company news, the year saw further mergers and acquisitions activity and consolidation. The Agrium and Potash merger was completed in January, forming a new company Nutrien Ltd. (“Nutrien”). Nutrien then announced the sale of its equity stake in ICL, Arab Potash and SQM for U.S. $5.8 billion and purchased a Brazilian liquid fertiliser business. In other news, Tyson Foods Inc. announced it had made an investment into Memphis Meats, an alternative or clean meat start up company.

Related to this, we saw excitement around the health and wellness theme continue to grow. We are seeing changes in terms of the food people are eating, how they are buying it and how it is being produced. More and more people are looking to move towards more protein rich and carbohydrate light diets. Demand for natural, organic and non genetically modified organism products is also growing rapidly, as is demand for clean labels with consumers increasingly wanting products with fewer unknown ingredients. A key beneficiary of these trends is the packaged foods business Hormel Foods Corp., and during the year our off benchmark contributed positively to performance.

JNL/BlackRock Large Cap Select Growth Fund BlackRock Investment Management, LLC (Unaudited)

JNL/BlackRock Large Cap Select Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	1.91%	1 Year	2.19%
5 Year	9.60	5 Year	9.85
10 Year	14.05	10 Year	14.40

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

BlackRock Investment Management LLC assumed portfolio management responsibility on September 16, 2013.

Composition as of December 31, 2018:
Information Technology	32.0%
Health Care	19.0
Consumer Discretionary	16.1
Communication Services	14.8
Industrials	5.8
Financials	5.2
Consumer Staples	1.8
Real Estate	1.8
Materials	1.5
Other Short Term Investments	2.0
Total Investments	100.0%

For the year ended December 31, 2018, JNL/BlackRock Large Cap Select Growth Fund outperformed its benchmark by posting a return of 1.91% for Class A shares compared to -2.02% for the MSCI USA Growth Index (Gross).

On a sector basis, the largest contributor to relative performance was consumer discretionary where internet and direct marketing retail holdings had the most positive impact. Selection to hotels, restaurants and leisure and a lack of exposure to media also added value within the sector. Health care and industrials were additional sources of strength. Equipment, supplies and life sciences tools and services holdings drove gains in health care, while positioning to machinery and zero exposure to air freight and logistics benefited in industrials. Conversely, communication services detracted from performance with entertainment holdings hindering results. Consumer staples and materials also weighed on performance. Selection to beverages was a drag in consumer staples, while an overweight to construction materials was a weakness in materials.

In stock specifics, the top individual contributors were Amazon.com Inc. (“Amazon”) and Netflix Inc. (“Netflix”). Amazon outperformed as the company delivered a series of strong earnings reports, with revenue acceleration in North America, International, Prime, Amazon Web Services (“AWS”) and advertising. In addition, especially notable has been Amazon’s operating margin expansion, driven by advertising, subscription services, AWS and shipping efficiencies. Our view remains that Amazon has many years of profitable growth ahead and, accordingly, we maintain our overweight position. Netflix continued to outperform after a series of strong earnings reports. The company exceeded 28 million global net subscriber additions in 2018. Overall, our thesis is playing out as the flywheel of content and subscriber additions is benefiting Netflix as it gains scale. We continue to believe the stock is far from pricing in the company’s long term growth and profitability potential.

The top detractors over the year were Tencent Holdings Ltd. (“Tencent”) and Constellation Brands Inc. (“Constellation”). Tencent underperformed amid U.S. and China trade tensions, weakness in the Chinese stock market, regulatory uncertainty and questions around timing of game launches and monetization. In addition, data showed a modest decline in Tencent’s share of mobile user time spent. Our view remains bullish as the company still dominates mobile time spent in China, enabling it to monetize along multiple channels, including gaming, advertising, payments and ecommerce among others. Constellation has underperformed as investors fear that Mexican import beer decelerates along with beer profit margin growth and reinvestment risk in Canopy Growth Corp. (“Canopy”). Constellation announced a $4 billion investment in Canopy during the second quarter. We expect Constellation’s core fundamentals to stay on track, including high single digit volume growth for beer and continued beer margin expansion and are positive on the Canopy investment.

At year end, the Fund’s largest sector overweight relative to the MSCI USA Growth Index was in health care. Industrials were the largest underweight.

JNL/Boston Partners Global Long Short Equity Fund Boston Partners Global Investors, Inc. (Unaudited)

JNL/Boston Partners Global Long Short Equity Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-9.51%	1 Year	-9.22%
Since Inception	0.88	Since Inception	-4.69
‡Inception date September 15, 2014
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Long Investments
Financials	19.6%
Health Care	13.1
Information Technology	12.8
Industrials	10.7
Consumer Staples	10.0
Consumer Discretionary	9.2
Communication Services	9.0
Materials	7.4
Energy	6.6
Utilities	1.6
Securities Lending Collateral	-
Total Long Investments†	100.0%
Short Investments
Industrials	20.0%
Financials	16.3
Consumer Discretionary	15.8
Information Technology	13.1
Materials	9.3
Health Care	6.7
Consumer Staples	6.6
Energy	6.3
Communication Services	3.8
Utilities	1.5
Real Estate	0.6
Total Short Investments†	100.0%

.

†Total Long Investments represent 100.4% of net assets and Total Short Investments represent (37.5%) of net assets.

For the year ended December 31, 2018, JNL/Boston Partners Global Long Short Equity Fund underperformed its benchmark by posting a return of -9.51% for Class A shares compared to the -8.71% return for the MSCI World Index (Net). Most asset classes ended the year lower due to a culmination of concerns that threaten to curb global growth.

The Fund’s long portfolio underperformed its benchmark primarily due to a small cap and value tilt. From a sector standpoint, leading long detractors included financials, industrials, and materials. Financials holdings were the largest detractors while banks/insurance were broadly weaker amid a flattening yield curve during the year. We have maintained the position due to benign credit, significant capital return, and attractive valuation. Positive contributions came from communication services led by Verizon Communications Inc. which rose 20% during the year as competitive pricing pressures have abated and wireless subscribers and pricing rose throughout the year.

The Fund’s short portfolio fell in price 11.54% which contributed positively to Fund returns on the year. Energy, consumer discretionary, and industrials were the leading absolute contributors. Energy shorts were driven by U.S. exploration and production companies Matador Resources Co., Apache Corp., and Continental Resources Inc. that fell along with oil prices. These companies also suffered from higher cost basin positions and accelerating capex in the face of a weakening commodity. Consumer staples shorts were the top absolute detractor, with food and staples retailers and food products such as Yamazaki Baking Co. Ltd. and Family Mart UNY Holdings Co. Ltd. rising in price during the year. We have covered both positions.

During the year, we increased net exposure to consumer discretionary and communication services, the latter of which has largely increased due to the introduction of Alphabet Inc. from information technology. We increased exposure to North America and reduced exposure to emerging markets and the pacific region as a slowing Chinese economy and trade disputes developed over the year.

The Fund ended the year with 57% net long exposure, including derivatives, with net exposure highest in financials followed by health care. From a regional perspective, net exposure remains highest to North America followed by Europe. Derivatives did not materially impact performance during the year.

JNL/Causeway International Value Select Fund Causeway Capital Management LLC (Unaudited)

JNL/Causeway International Value Select Fund

Average Annual Total Returns
Class A		Class I
1 Year	-17.51%	1 Year	-17.26%
5 Year	-1.77	5 Year	-1.53
10 Year	4.73	10 Year	4.97

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	19.1%
Industrials	13.2
Materials	12.6
Communication Services	12.3
Health Care	11.3
Consumer Discretionary	9.7
Energy	6.9
Information Technology	4.9
Utilities	3.1
Consumer Staples	2.7
Other Short Term Investments	2.3
Securities Lending Collateral	1.9
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Causeway International Value Select Fund underperformed its benchmark by posting a return of -17.51% for Class A shares compared to -14.78% for the MSCI EAFE Value Index (Net).

The Fund’s holdings in energy, food beverage and tobacco, insurance, utilities and media and entertainment industry groups detracted from relative performance. Holdings in materials and communication services, as well as an overweight position in pharmaceuticals and biotechnology and transportation and an underweight position in diversified financials industry group, offset some of the underperformance. The largest detractor was British American Tobacco Plc (United Kingdom). Additional notable detractors included banking and financial services company UniCredit SpA (Italy), oil and natural gas producer EnCana Corp. (Canada), Takeda Pharmaceutical Co. Ltd. (Japan), and diversified chemicals manufacturer BASF SE (Germany). The top contributor to return was industrial gas company Linde Plc (Germany). Other notable contributors included pharmaceutical and consumer health care company GlaxoSmithKline Plc (United Kingdom), pharmaceutical company AstraZeneca Plc (United Kingdom), pharmaceutical and consumer health care products producer Novartis AG (Switzerland) and rail operator Canadian Pacific Railway Ltd. (Canada).

Rising U.S. interest rates, a slowdown in Eurozone business confidence, weaker Chinese growth and geopolitical tensions all contributed to a “risk off” investor sentiment, sending volatility higher in the final quarter of 2018. Equity markets punished higher risk, more cyclical stocks, and sent bank stocks – particularly in Europe – to near crisis level valuations. The Fund’s managers like the well capitalized, well managed companies in financials with the free cash to reward shareholders through generous dividend payouts. Despite the 40% fall in the West Texas Intermediate crude oil price from its fourth quarter high to year end, several energy stocks trade at valuations far too low for their growth potential. They believe the worst performing stocks in the fourth quarter demonstrate the most upside potential in the quarters ahead. These undervalued companies are integrating value accretive acquisitions (extracting revenue and cost synergies) or simply running their existing businesses more efficiently. Given the current macroeconomic headwinds, they believe that company level operational restructuring should provide both downside price protection and upside potential.

JNL/ClearBridge Large Cap Growth Fund ClearBridge Investments, LLC (Unaudited)

JNL/ClearBridge Large Cap Growth Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-0.09%	1 Year	0.18%
Since Inception	6.49	Since Inception	6.80
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Information Technology	31.9%
Health Care	16.4
Communication Services	12.1
Consumer Discretionary	12.0
Industrials	6.9
Consumer Staples	5.7
Financials	5.2
Materials	3.6
Energy	1.7
Real Estate	1.6
Other Short Term Investments	2.1
Securities Lending Collateral	0.8
Total Investments	100.0%

For the year ended December 31, 2018, JNL/ClearBridge Large Cap Growth Fund outperformed its benchmark by posting a return of -0.09% for Class A shares compared to -2.02% for the MSCI USA Growth Index (Gross).

The Fund outperformed due to stock selection in information technology (“IT”), materials, consumer discretionary and industrials sectors. Amazon.com Inc. remained the Fund’s top performer as it continues to execute across its core ecommerce and cloud businesses and is gaining traction in the online advertising market. The Fund has also received solid contributions from open source software maker Red Hat Inc. which received an acquisition offer from International Business Machines Corp. as well as enterprise software makers Adobe Inc. and Microsoft Corp. and information security provider Palo Alto Networks Inc. Corporate spending on IT offers a strong return on investment and drove performance for these stocks. Conversely, stock selection in health care and financials sectors detracted from results, due to weakness in dental supplier Dentsply Sirona Inc., biotechnology companies Celgene Corp. and Alexion Pharmaceuticals Inc. and asset manager BlackRock Inc.

Many of the tailwinds that have driven equities higher through the long running bull market are turning into headwinds. In this generally less advantageous environment, we believe it is essential to be much more selective in choosing companies to own for the long term. The Fund is pivoted toward companies and industries capable of generating visible and durable growth and that are more insulated from macro risks than the general market, which today include biotechnology, enterprise software, ecommerce and media.

JNL/Crescent High Income Fund Crescent Capital Group LP (Unaudited)

JNL/Crescent High Income Fund

††50% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index, 50% S&P/LSTA Leveraged Loan Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-2.09%	1 Year	-1.84%
Since Inception	2.97	Since Inception	-1.10
‡Inception date April 25, 2016
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	15.3%
Communication Services	12.4
Consumer Discretionary	12.3
Health Care	11.1
Industrials	10.7
Energy	8.8
Information Technology	8.2
Materials	6.9
Utilities	2.2
Real Estate	1.9
Consumer Staples	1.3
Other Equity Interests	-
Other Short Term Investments	4.8
Securities Lending Collateral	4.1
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Crescent High Income Fund underperformed its primary benchmark by posting a return of -2.09% compared to 0.69% for the ICE Bank of America Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index. The Fund underperformed its blended benchmark return of -0.91% for the 50% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index, 50% S&P/LSTA Leveraged Loan Index.

In 2018, the Fund rotated into floating rate assets, reduced duration and maintained a shorter duration profile versus the benchmark, as well as increased exposures to the BB and B rated credit tiers while reducing exposures to the CCC rated credit tier. The Fund also reduced exposure to energy, basic industries and retail sectors, while adding to the health care and services sectors.

The Fund lagged its benchmark during the first quarter in 2018 and quickly pivoted to reducing duration and adding floating rate assets given the Federal Open Market Committee’s tightening policy. This proved to be beneficial as the Fund’s performance rebounded and fared well for the next two quarters. However, in the fourth quarter, the market sold off materially, and the sentiment quickly shifted given significant volatility and sharp equity and oil price declines. As a result, the Fund’s return turned negative for year.

From a sector standpoint, the Fund benefitted from an underweight positioning in energy, which was the worst performing sector for the year; however, weak security selection within the sector detracted from relative performance. Additionally, weak security selection in basic industry, telecommunications, consumer goods and media also detracted from relative performance. From a credit quality perspective, the Fund’s allocation to out of benchmark CCC rated securities detracted from relative performance; lower quality credit sharply underperformed during the fourth quarter of 2018 despite having outperformed other credit tiers most of the year.

Current market conditions do not warrant any major fundamental concerns. We are cognizant of the policy making challenges in Washington, oil price volatility, and rising geopolitical risks. At the present time, a continuation of the status quo for the U.S. economy seems most likely. With gross domestic product growth of 2.5-3.0% per annum, there’s neither concern for recession nor overheating in the near term.

JNL/DFA U.S. Core Equity Fund Dimensional Fund Advisors LP (Unaudited)

JNL/DFA U.S. Core Equity Fund

Average Annual Total Returns*
Class A		Class I
1 Year	-7.75%	1 Year	-7.46%
5 Year	6.34	5 Year	6.59
10 Year	11.98	10 Year	12.24
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Dimensional Fund Advisors LP assumed portfolio responsibility on April 30, 2012.

Composition as of December 31, 2018:
Information Technology	19.5%
Consumer Discretionary	13.6
Industrials	13.3
Financials	13.0
Health Care	12.6
Communication Services	8.2
Consumer Staples	6.9
Energy	4.5
Materials	3.8
Utilities	3.1
Real Estate	0.3
Rights	-
Securities Lending Collateral	0.9
Other Short Term Investments	0.3
Total Investments	100.0%

For the year ended December 31, 2018, JNL/DFA U.S. Core Equity Fund underperformed its benchmark by posting a return of -7.75% for Class A shares compared to -5.20% for the MSCI USA IMI Index (Gross).

The U.S. market had negative performance in 2018. Small caps underperformed large caps by 6.3% as measured by MSCI USA Small Cap Index (Gross) and MSCI USA Large Cap Index (Gross), respectively. Large cap value stocks underperformed large cap growth stocks by 5.6% as measured by MSCI USA Large Cap Value Index (Gross) and MSCI USA Large Cap Growth Index (Gross), respectively. Small cap value stocks underperformed small cap growth stocks by 6.8% as measured by MSCI USA Small Cap Value Index (Gross) and MSCI USA Small Cap Growth Index (Gross), respectively.

The Fund has a greater emphasis on small caps, as demonstrated by its weighted average total market capitalization of 135,754 million, as compared to the benchmark’s 168,445 million. With small caps underperforming large caps for the year, this greater emphasis on small caps was the primary driver of the Fund’s underperformance relative to the benchmark. Additionally, the Fund has a greater emphasis on value securities, as demonstrated by a lower aggregate price to book compared to the benchmark. This greater emphasis on value stocks also detracted from the Fund’s relative performance against the benchmark, as value stocks generally underperformed growth stocks for the year.

JNL/DoubleLine Core Fixed Income Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Core Fixed Income Fund

Average Annual Total Returns
Class A		Class I
1 Year	-0.45%	1 Year	-0.17%
5 Year	2.39	5 Year	2.61
10 Year	4.48	10 Year	4.70

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

DoubleLine Capital LP assumed portfolio management responsibility on September 25, 2017.

Composition as of December 31, 2018:
Government Securities	30.5%
Non-U.S. Government Agency ABS	23.3
U.S. Government Agency MBS	15.8
Financials	9.1
Utilities	3.1
Energy	3.1
Industrials	2.2
Health Care	2.1
Communication Services	2.0
Consumer Discretionary	2.0
Information Technology	1.6
Materials	1.4
Consumer Staples	1.2
Real Estate	1.0
Other Equity Interests	-
Other Short Term Investments	1.0
Securities Lending Collateral	0.6
Total Investments	100.0%

For the year ended December 31, 2018, JNL/DoubleLine Core Fixed Income Fund underperformed its primary benchmark by posting a return of -0.45% for Class A shares compared to 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund has a duration of approximately 4.4 years and a weighted average life of 6.7 years at year end. One of the primary contributing factors to performance was the Fund maintaining a duration that was materially shorter than the benchmark during a period of rising rates. This was achieved while maintaining a yield advantage over the benchmark, finishing the year with an estimated yield to maturity of 4.02%. This was a year with significant directional dispersion across sectors as volatility returned to the market and credit spreads widened. Top performing sectors for the year included structured products such as non-agency mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. Positive performance was driven by a combination of low duration and strong carry profile versus the benchmark, alongside healthy fundamentals. On the contrary, corporate credit related sectors such as investment grade credit, high yield credit, and collateralized loan obligations were drags on performance as macro concerns and the return of volatility helped press spreads materially wider on the year. Throughout the year there were modest adjustments to targeted allocations primarily related to corporate credit. Heading into 2019, we believe that the emerging markets sector has become sufficiently cheap to merit an increased target allocation to a Fund that is still defensively positioned. We plan to continue to manage the Fund with a duration lower than the benchmark as we believe there is a bias towards higher rates over the medium term. We also continue to focus on developments emanating from the U.S. Federal Reserve (“Fed”), their pace of quantitative tightening via balance sheet reductions, and Fed funds rate adjustments.

JNL/DoubleLine Emerging Markets Fixed Income Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Emerging Markets Fixed Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-2.81%	1 Year	-2.51%
Since Inception	3.40	Since Inception	-1.98
‡Inception date April 25, 2016
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	34.7%
Energy	17.3
Government Securities	13.8
Utilities	7.9
Consumer Staples	7.2
Communication Services	6.5
Materials	5.0
Consumer Discretionary	3.0
Industrials	1.1
Securities Lending Collateral	3.5
Total Investments	100.0%

For the year ended December 31, 2018, JNL/DoubleLine Emerging Markets Fixed Income Fund outperformed its primary benchmark by posting a return of -2.81% of Class A shares compared to -4.26% for the JPMorgan EMBI Global Diversified Index. The Fund underperformed its other benchmark’s return of -1.65% for the JPMorgan CEMBI Broad Diversified Index.

Emerging markets (“EM”) sovereign and corporate external bonds posted negative performance in 2018. The benchmark posted a negative return against a backdrop of deteriorating risk sentiment amid ongoing trade uncertainties and moderating global growth. The negative return during the year was driven by wider credit spreads and higher U.S. Treasury (“UST”) yields, partially offset by accrued interest. The spread over UST widened sharply by 130 basis points (“bps”) to 415 bps, while 2 year and 10 year UST yields rose 60 bps and 28 bps to 2.49% and 2.68%, respectively.

Over 2018, the Fund posted a negative gross return but outperformed its primary benchmark’s return of -4.26%. Negative performance within the account was driven by wider credit spreads and higher UST yields, partially offset by accrued interest. Outperformance relative to the benchmark was driven by the account’s shorter duration, larger weighting in investment grade credits and exposure to corporate issuers, relative to the index. Over the year, EM investment grade credits outperformed their high yield (“HY”) counterparts, while EM corporate credits outperformed sovereign credits. The Fund broadly maintained the duration of the overall Fund over the period, with a duration of 4.6 as of the end of December 2018 (versus the benchmark’s duration of 6.6). The Fund significantly increased the HY allocation from 5.4% to 36.9% as the of end of December 2018 as we saw opportunities in select HY credits that had corrected to attractive levels. The credit rotation was reflected in an increase in regional allocations to Latin American credits, especially in Brazil, Argentina, Mexico and Colombia, and reduced exposure across Asian credits. The Fund maintained an underweight position across Central and Eastern Europe, the Middle East and Africa credits. The cash balance decreased from 2.4% to 1.6% over the year.

Credit spreads on the EM asset class continued to widen over 2018 and closed the year at the widest level of 2018. Over 2019, we see the potential for elevated volatility to persist, perhaps driven by a slowdown in global growth or the withdrawal of developed market central bank liquidity which could cause a sell off in global rates. We also see the potential for geopolitical and policy risks across EM where negative surprises may drive credit spreads wider. We would likely view volatility as an opportunity to continue to selectively reposition the portfolio into credits that have strong credit metrics or a deleveraging story.

JNL/DoubleLine Shiller Enhanced CAPE Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Shiller Enhanced CAPE Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-4.51%	1 Year	-4.23%
Since Inception	13.63	Since Inception	1.38
‡Inception date September 28, 2015
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Non-U.S. Government Agency ABS	48.8%
Government Securities	15.6
Financials	8.4
U.S. Government Agency MBS	8.0
Health Care	2.6
Energy	1.9
Information Technology	1.7
Industrials	1.7
Communication Services	1.6
Consumer Discretionary	1.6
Consumer Staples	1.4
Materials	1.2
Utilities	0.8
Real Estate	-
Other Short Term Investments	4.7
Total Investments	100.0%

For the year ended December 31, 2018, JNL/DoubleLine Shiller Enhanced CAPE Fund underperformed its primary benchmark by posting a return of -4.51% of Class A shares compared to -4.38% for the S&P 500 Index.

The broad U.S. large cap equity market as measured by the S&P 500 Index lost 4.38%, and the large cap value segment of the market, as represented by the Russell 1000 Value Index, lost 8.28%. Over the course of the year, the Shiller Barclays CAPE U.S. Sector Index (“CAPE Index”) was allocated to six sectors: communication services, consumer discretionary, consumer staples, health care, industrials and information technology. Two of these sectors contributed positively to Fund returns while constituents of the CAPE Index: consumer discretionary and health care. Communication services, consumer staples and industrials were the greatest negative contributors. The fixed income collateral fund increased in value during 2018, with all sectors delivering positive returns. The sectors providing the largest gains were commercial mortgage-backed securities (“MBS”), asset-backed and residential MBS. The bank loan, emerging market fixed income and investment grade credit sectors provided the lowest returns.

Although equities began 2018 as they had ended 2017 – with record highs and low volatility – by late January concerns over higher interest rates saw the market quickly trade 10% lower. Accompanied by strong corporate earnings, by early April equities began to move higher again. In each of the first three quarters of 2018, the benchmark saw earnings growth of approximately 25% year over year. The corporate tax cuts signed into law at the end of 2017 provided one time boost in earnings. However, even removing the benefit of lower taxes, corporate earnings would likely have grown at an above average rate over this period, as evidenced by the strong revenue growth reported by the companies of the benchmark.

The nascent trade war between the U.S. and a large number of its global trading partners began to have an effect on capital markets in May. Initially the effect was not noticeable in U.S. equities – in fact, the benchmark continued to appreciate and by July would be again setting new all time highs. However, much of the global equity market began sharply diverging from the U.S. markets in May. In particular, by late summer the markets of export driven economies such as Korea, China and Germany had declined significantly from their January highs. At the same time, many of these economies were recording weaker leading economic indicators.

By the fourth quarter, attention turned to monetary policy. Despite signs of a slowing economy and flattening yield curve, the U.S. Federal Reserve (“Fed”) continued to signal its intention to raise Fed funds through 2019. At the same time, the Fed continued to shrink its balance sheet at an annual pace of $600 billion. By late December, the benchmark had lost nearly 20% of its value on concerns of a Fed policy error in the face of slowing global and corporate earnings growth. Even with a sharp rally at year end – following a concerted effort by senior Fed officials, including Chairman Powell, to reassure the markets they were not on “auto pilot” – the market ended 2018 with a loss, the first in a decade.

JNL/First State Global Infrastructure Fund Colonial First State Asset Management (Australia) Limited (Unaudited)

JNL/First State Global Infrastructure Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-6.40%	1 Year	-6.10%
5 Year	0.25	5 Year	0.48
Since Inception	6.28	Since Inception	6.51
‡Inception date December 12, 2011
†Inception date December 12, 2011

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Colonial First State Asset Management (Australia) Limited assumed portfolio management responsibility on August 13, 2018.

Composition as of December 31, 2018:
Utilities	40.4%
Industrials	34.0
Energy	12.7
Real Estate	7.8
Securities Lending Collateral	5.0
Other Short Term Investments	0.1
Total Investments	100.0%

For the year ended December 31, 2018, JNL/First State Global Infrastructure Fund outperformed its benchmark by posting a return of -6.40% for Class A shares compared to -9.50% for the S&P Global Infrastructure Index.

Effective August 13, 2018, JNL/Brookfield Global Infrastructure and MLP Fund’s name was changed to JNL/First State Global Infrastructure Fund.

For the period January 1, 2018 through August 12, 2018, the Fund was sub-advised by Brookfield Investment Management Inc. During the period, the Fund posted a return of -0.86% for Class A shares compared to -2.83% for the S&P Global Infrastructure Index.

The non benchmark master limited partnership sector was the leading contributor to relative performance for the year, primarily driven from gains in our position in Energy Transfer Operating LP (“Energy Transfer”). Toll roads and renewables/electric generation were also leading contributors. Conversely, airports with an underweight allocation was the leading detractor to relative performance for the year. Midstream with an underweight allocation and non benchmark communication services were also leading detractor.

By security, overweight exposure to Energy Transfer was the leading contributor to relative performance. Our underweight position in Dominion Energy Inc. and overweight allocation to Orsted A/S were also leading contributors. Conversely, zero exposure to ONEOK Inc. was the leading detractor to relative performance. An underweight allocation to Aeroports de Paris SA as well as an overweight position in Aena SME SA were also leading detractors.

The Fund uses a disciplined, bottom-up investment process with an equal emphasis on quality and valuation which aims to identify mispricing. As a result, the Fund’s relative performance tends to be driven primarily by stock selection. Effective August 13, 2018, Colonial First State Asset Management (Australia) Limited assumed management responsibility for the Fund. For the period August 13, 2018 through December 31, 2018, the Fund posted a return of -5.59% for Class A shares compared to -6.87% for the S&P Global Infrastructure Index.

Mounting concerns about slowing global growth rates weighed on financial markets during the period. The appeal of infrastructure’s stable, long life assets and predictable cashflows, combined with the positive effect of active management, helped to limit the Fund’s fall.

Holdings in real estate such as American Tower Corp. and SBA Communications Corp. contributed positively to Fund performance. Pleasing earnings numbers provided a reminder of the sector’s ability to benefit from ongoing growth in consumer demand for mobile data.

However, U.S. West Coast electric utility PG&E Corp. fell on concerns about potential liabilities for costs associated with California’s devastating wildfires. Pipelines including TransCanada Corp. and Williams Cos. Inc. underperformed as investors disregarded their appealing valuation multiples, focusing instead on lower energy prices and project delays.

Political and regulatory uncertainty remains a key risk for infrastructure investors. An unpredictable Trump administration, trade tariffs, Brexit, and increasingly populist political environment in Europe and Latin America could pose challenges for infrastructure investors.

Political initiatives and regulatory developments can also be supportive for infrastructure. Public policy support for infrastructure investment remains strong, especially relating to replacing aged infrastructure assets, reducing urban congestion, and decarbonizing electricity generation.

JNL/FPA + DoubleLine Flexible Allocation Fund DoubleLine Capital LP First Pacific Advisors, LP. (Unaudited)

JNL/FPA + DoubleLine Flexible Allocation Fund

††60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate 1-3 Year Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-8.81%	1 Year	-8.58%
5 Year	-1.75	5 Year	-1.52
Since Inception	3.73	Since Inception	3.94
‡Inception date September 28, 2009
†Inception date September 28, 2009

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

DoubleLine Capital LP and First Pacific Advisors, LLC assumed portfolio management responsibility on April 25, 2016.

Composition as of December 31, 2018:
Financials	19.6%
Communication Services	15.6
Information Technology	12.3
Non-U.S. Government Agency ABS	12.2
U.S. Government Agency MBS	10.5
Industrials	6.3
Consumer Discretionary	5.8
Materials	5.8
Energy	2.6
Health Care	2.6
Government Securities	1.5
Utilities	1.0
Consumer Staples	0.5
Real Estate	-
Investment Companies	-
Other Short Term Investments	3.2
Securities Lending Collateral	0.5
Net Long (Short) Investments	100.0%

For the year ended December 31, 2018, JNL/FPA + DoubleLine Flexible Allocation Fund outperformed its primary benchmark by posting a return of -8.81% compared to -9.42% for the MSCI All Country World Index (Net). The Fund underperformed its blended benchmark return of -4.94% for the 60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate 1-3 Year Index.

The Fund slightly outperformed its all-equity primary benchmark owing entirely to the 34% allocation to fixed income, which provided a cushion in a down year for equities. Against the blended benchmark, the Fund fared worse due to its underweight position in fixed income and poor relative results from both sleeves. The FPA sleeve (-13.54%) underperformed its MSCI ACWI benchmark by more than 400 basis points (“bps”) while the DoubleLine sleeve (0.20%) underperformed by 140 bps.

Ivy Investment Management Company (“Ivy”)

The private equity investments managed by Ivy remained at less than 1% of net assets at December 31, 2018.

DoubleLine Capital LP (“DoubleLine”)

For the Fund’s allocation to the relative strategy, DoubleLine invests in a portfolio of debt instruments with the objective to provide additional long term total return. At December 31, 2018, the Fund’s allocation to this strategy was 34.2%.

The DoubleLine sleeve of the Fund underperformed the Bloomberg Barclays U.S. 1-3yr Aggregate Index during 2018. Asset-Backed securities, commercial mortgage-backed securities, and Non-Agency residential mortgage-backed securities were the top performing sectors in the strategy over the year and benefitted from a lower duration relative to the benchmark as well as strong performance on spread tightening throughout the year. Collateralized loan obligations and bank loans in the strategy produced positive performance in 2018. This was primarily due to the floating rate structure of the sectors that was supported by the U.S. Federal Reserve (“Fed”) raising rates 4 times over the year. Despite rates increasing and credit spreads widening out in 2018, emerging market and investment grade (“IG”) corporates in the strategy produced positive returns during the year due to their relatively lower duration and interest carry profiles. High yield (“HY”) corporates were a top performing sector during the first three quarters of 2018 but finished the year with the worst performance as spreads blew out on concerns related to trade, oil supply and the pace of the ongoing Fed tightening cycle. We hold the belief that the credit cycle is closer to its end than its beginning and as a result remain cautious with regards to U.S. IG and HY debt.

First Pacific Advisors, LP. (“First Pacific”)

For the Fund’s allocation to the relative strategy, First Pacific pursues a contrarian value strategy that identifies absolute value opportunities across the capital structure, and in a variety of market capitalizations, geographies and sectors with the long term objective of achieving equity rates of return with less risk than the market. At December 31, 2018, the Fund’s allocation to this strategy was 65.8%.

During the course of 2018, long positions in Microsoft Corp., Broadcom Corp., Cisco Systems Inc. and AON Corp., as well as a short position in the Standard & Poor’s Depositary Receipt S&P Regional Banking exchange traded fund, employed as a hedge for various other long equity positions in financials, contributed approximately 5.6% to gross performance in the strategy. Meanwhile, American International Group Inc. (“AIG”), Arconic Inc., Baidu.com, JD.com Inc. and Mylan NV detracted approximately 9.3% from gross performance in the strategy. As one of the largest equity holdings in the Fund, the strategy managers believe AIG shares represent good value based on current operations and are hopeful that new management will meaningfully improve the company’s return on equity.

JNL/Franklin Templeton Global Fund Templeton Global Advisors Limited (Unaudited)

JNL/Franklin Templeton Global Fund

Average Annual Total Returns
Class A		Class I
1 Year	-14.81%	1 Year	-14.57%
5 Year	0.24	5 Year	0.45
10 Year	7.81	10 Year	8.02

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	19.8%
Health Care	18.5
Communication Services	11.7
Energy	10.4
Industrials	7.8
Consumer Discretionary	7.1
Consumer Staples	6.9
Information Technology	5.1
Materials	3.2
Utilities	2.7
Real Estate	1.1
Other Short Term Investments	3.3
Securities Lending Collateral	2.4
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Franklin Templeton Global Fund underperformed its benchmark by posting a return of -14.81% for Class A shares compared to -8.71% for the MSCI World Index (Net).

From a sector standpoint, relative weakness was primarily attributable to stock specific issues in financials, where U.S. universal bank Citigroup Inc. and a handful of European lenders detracted. At year end, European banks traded at the same multiple relative to trailing earnings as they did in the depths of 2011’s sovereign debt crisis, despite taking significant measures to improve asset quality and returns.

Health care also detracted as stock specific weakness overshadowed a favorable overweight allocation. We believe select health care stocks offer growth uncorrelated to the economy and defensiveness uncorrelated to bond yields. Investors might expect to pay a premium for such attributes, but the sector recently traded at a discount to price to free cash flow while paying a dividend yield on par with 10-year Treasury bonds.

Information technology and consumer discretionary also hindered results, due to stock selection.

Turning to contributors, stock selection in communications services buoyed relative returns. Luxembourg based satellite specialist SES SA was a top contributor. Recent results highlight some of the progress achieved by a new management team working to stabilize the business, repair the balance sheet and seize long term growth opportunities.

Security selection in energy and materials also benefited relative performance. In the former sector, we continued rotating into more defensive, integrated stocks over the course of the year; however, with oil once again trading near cash costs, we are also searching for bargains in more cyclical parts of the sector. Materials holdings benefited from modest exposure to select precious metals related companies, which rebounded strongly at year end amid rising financial market stress.

From a regional standpoint, stock selection in the U.S. detracted significantly from relative results. In Europe, security selection and an overweight position in the UK hindered performance. Conversely, stock selection and an underweight in Japan benefited relative results in Asia.

During the year, the U.S. Dollar rose in value relative to many currencies in which the Fund’s investments were traded, which hurt the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the U.S. Dollar appreciated.

JNL/Franklin Templeton Global Multisector Bond Fund Franklin Advisers, Inc. (Unaudited)

JNL/Franklin Templeton Global Multisector Bond Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	0.65%	1 Year	0.93%
5 Year	0.65	5 Year	0.87
Since Inception	3.42	Since Inception	3.64
‡Inception date December 12, 2011
†Inception date December 12, 2011

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Government Securities	54.1%
Financials	-
Industrials	-
Warrants	-
Other Short Term Investments	45.9
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Franklin Templeton Global Multisector Bond Fund outperformed its benchmark by posting a return of 0.65% for Class A shares compared to -1.36% for the Bloomberg Barclays Multiverse Bond Index.

The Fund is not constrained by its benchmark and seeks total return through a combination of interest income, capital appreciation and currency gains by investing primarily in debt securities of governments, government related entities and corporate issuers around the world. The Fund also uses derivatives, including interest rate swaps and currency forwards. During the year the Fund was positioned for rising rates in the U.S. by maintaining low portfolio duration and using interest rate swaps to gain negative duration exposure to U.S. Treasuries. The Fund also continued to seek select duration exposures in emerging markets that offered positive real yields without taking undue interest rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies.

During the year, the Fund’s positive absolute performance was primarily attributable to interest rate strategies, followed by currency positions. Overall credit exposures had a largely neutral effect on absolute results. Negative duration exposure to U.S. Treasuries contributed to absolute performance, as did duration exposure in Brazil. However, duration exposures in Argentina and Indonesia detracted. Among currencies, the Fund’s net negative positions in the Euro and the Australian Dollar, achieved through the use of currency forwards, contributed to absolute results, while its net negative position in the Japanese Yen, also through currency forwards, had a largely neutral effect. Currency positions in Latin America and Asia ex-Japan detracted from absolute performance (the Brazilian Real, Argentine Peso and Indian Rupee detracted, while the Mexican Peso contributed).

The Fund’s relative outperformance was primarily attributable to currency positions, followed by overall credit exposures. Interest rate strategies detracted from relative results. Among currencies, underweighted positions in the Euro and the Australian Dollar contributed to relative performance, while underweighted positioning in the Japanese Yen had a largely neutral effect. Overweighted currency positions in Latin America and Asia ex-Japan detracted from relative results (the Brazilian Real, Argentine Peso and Indian Rupee detracted, while the Mexican Peso contributed). Select underweighted duration exposures in Europe detracted from relative performance, as did overweighted duration exposures in Argentina and Indonesia. However, overweighted duration exposure in Brazil contributed to relative performance.

JNL/Franklin Templeton Income Fund Franklin Advisers, Inc. (Unaudited)

JNL/Franklin Templeton Income Fund

††50% S&P 500 Value Index, 50% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index

Average Annual Total Returns
Class A		Class I
1 Year	-4.22%	1 Year	-3.95%
5 Year	2.81	5 Year	3.04
10 Year	8.47	10 Year	8.69

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Health Care	14.5%
Financials	13.2
Energy	11.1
Utilities	7.8
Communication Services	7.6
Government Securities	7.5
Consumer Discretionary	6.6
Information Technology	6.5
Materials	5.0
Consumer Staples	4.4
Industrials	3.2
Real Estate	1.0
Other Equity Interests	-
Securities Lending Collateral	6.2
Other Short Term Investments	5.4
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Franklin Templeton Income Fund outperformed its primary benchmark by posting a return of -4.22% for Class A shares compared to -4.38% for the S&P 500 Index. The Fund outperformed its blended benchmark return of -5.51% for the 50% S&P 500 Value Index, 50% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

As a result of numerous factors, volatility increased during 2018 across a range of asset classes from the very low levels experienced in 2017. The Fund shifts were intended to help balance the Fund’s asset mix and reduce the expected risk of the Fund going forward. Key to this was the addition of short and intermediate maturity U.S. Treasury securities into the Fund. The rise in interest rates over the last 12 to 18 months also made these securities more attractive on a relative value basis compared to the fuller valuations across much of the equity and corporate credit markets.

At year end the Fund held 47.5% in fixed income securities (up from 37.1% at year end 2017), including 35.8% in corporate debt, 7.9% in U.S. Treasury securities, and 3.8% in floating rate corporate loans. We have maintained an emphasis on select opportunities within corporate debt securities, particularly within high yield bonds where we prefer to emphasize company specific factors rather than broad credit and interest rate risk. (High yield bonds have the added advantage of being a fairly short duration asset class.) Rising interest rates and select widening in corporate credit spreads presented an opportunity to more than double the weighting of investment grade corporate debt to 9.4% of assets.

Corporate fixed income sector exposures remain fairly diversified, with health care (9.8%), communication services (6.3%), energy (6.0%), and financials (5.6%) being the largest weightings.

Overall performance among fixed income holdings was positive for the year, with key contributions from health care, as well as U.S. Treasury and utilities holdings. Key detractors among fixed income positions were concentrated in energy and consumer discretionary.

During the year holdings of equity securities declined from 56.2% to 46.9%. While the overall performance from equity securities turned negative as equity markets came under significant pressure to end the year, performance was fairly mixed across sectors. Economically sensitive sectors came under the greatest pressure at year end, with energy, financials, industrials and materials among the leading detractors. Partially offsetting the detractors were contributions from equity holdings in health care, information technology and utilities.

The Fund made limited use of derivative instruments during the year, such as equity linked notes. The goal of these instruments is to enhance Fund returns and more efficiently exit stock positions at prices the Fund deems attractive. These positions did not have a material impact on performance.

JNL/Franklin Templeton International Small Cap Fund Franklin Templeton Institutional, LLC Templeton Investment Counsel, LLC (Unaudited)

JNL/Franklin Templeton International Small Cap Fund

Average Annual Total Returns
Class A		Class I
1 Year	-19.78%	1 Year	-19.55%
5 Year	-0.28	5 Year	-0.06
10 Year	10.12	10 Year	10.34

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Franklin Templeton Institutional, LLC assumed portfolio management responsibility on May 3, 2010.

Composition as of December 31, 2018:
Industrials	25.1%
Consumer Discretionary	16.9
Financials	14.2
Consumer Staples	10.0
Real Estate	5.6
Materials	5.0
Communication Services	4.7
Information Technology	4.7
Energy	4.3
Health Care	3.0
Other Short Term Investments	3.9
Securities Lending Collateral	2.6
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Franklin Templeton International Small Cap Fund underperformed its benchmark by posting a return of -19.78% for Class A shares compared to -17.89% for the MSCI EAFE Small Cap Index (Net).

Effective August 13, 2018, JNL/Franklin Templeton International Small Cap Growth Fund’s name changed to JNL/Franklin Templeton International Small Cap Fund.

Relative to the benchmark, stock selection in consumer staples detracted from relative performance. Key detractors in the sector included Ireland based Total Produce Plc and Denmark based Scandinavian Tobacco Group A/S. Stock selection and an overweighting in industrials also hindered results, including integrated shipping services company Clarkson Plc, building and municipal infrastructure solutions provider Uponor Oyj and facility services company ISS A/S. In contrast, stock selection in consumer discretionary aided relative performance. Key contributors in the sector included entertainment related products and services company Bandai Namco Holdings Inc. Stock selection in financials also helped relative performance. Key contributors in the sector included U.S. listed reinsurance provider RenaissanceRe Holdings Ltd.

In regional terms, stock selection in Europe detracted from relative performance, notably holdings in Denmark, Ireland and the UK. In Latin America and the Caribbean, exposure to Chile hindered relative performance. In contrast, an overweighting in North America, particularly in the U.S., contributed to relative performance. In Asia, stock selection in Japan benefited relative results.

During the period, the U.S. Dollar rose in value against most foreign currencies, which hurt the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the U.S. Dollar rose.

As always, our strategy is to seek out what we consider attractively valued companies with durable competitive advantages that have the ability to create value over time. The greater economic uncertainty that arose in the second half of the year created challenges for more cyclically oriented stocks. Given our concerns about growth, we had been slowly reducing exposure to more economically sensitive companies as they reached our estimation of full value, in favor of companies with more stable business profiles that were trading at what we viewed as attractive levels. Sector and regional allocation changes were a result of this bottom-up stock selection process and not any top-down sector or regional view.

During the year, new additions to the Fund included France based contract caterer Elior Group SA, UK waste management firm Biffa Plc and UK plastic packaging company RPC Group Plc. Liquidations included a number of real estate stocks, including U.S. based Kennedy-Wilson Holdings Inc., as well as cyclical companies such as France based recreational boat manufacturer Beneteau SA.

JNL/Franklin Templeton Mutual Shares Fund Franklin Mutual Advisers, LLC (Unaudited)

JNL/Franklin Templeton Mutual Shares Fund

Average Annual Total Returns
Class A		Class I
1 Year	-9.03%	1 Year	-8.76%
5 Year	3.08	5 Year	3.30
10 Year	9.06	10 Year	9.30

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	20.5%
Health Care	13.1
Communication Services	12.0
Information Technology	11.1
Energy	9.6
Consumer Staples	6.6
Industrials	5.7
Consumer Discretionary	4.9
Materials	1.9
Real Estate	1.3
Utilities	0.9
Other Equity Interests	-
Warrants	-
Other Short Term Investments	12.4
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Franklin Templeton Mutual Shares Fund underperformed its benchmark by posting a return of -9.03% for Class A shares compared to -4.38% for the S&P 500 Index.

The Fund follows our distinctive value investment approach, without regard to the benchmark index. Stock selection and an overweighting in financials hindered Fund performance relative to the S&P 500 Index, as did stock selection in consumer staples and stock selection and underweighting in information technology (“IT”). Stock selection in health care and energy benefited relative Fund performance.

Major contributors to absolute performance included U.S. based pharmaceutical company Eli Lilly & Co. (“Eli Lilly”), pharmaceutical company Merck & Co. Inc. (“Merck”) and multinational software company Microsoft Corp. (“Microsoft”). Eli Lilly benefited from strong quarterly results, attractive corporate fundamentals and fewer concerns regarding efforts to lower drug prices. Merck benefited after releasing favorable clinical trial results. Microsoft continued to be rewarded by its growing cloud computing business and efforts to move clients to a subscription based service.

In contrast, top detractors from performance included UK based British American Tobacco Plc (“British American Tobacco”), U.S. based insurer American International Group Inc. (“AIG”) and U.S. based industrials company General Electric Co. (“GE”). British American Tobacco suffered due to potential additional U.S. regulation and concerns regarding next generation products. AIG’s stock slipped as investors reacted negatively to the premium price paid to acquire insurer Validus Holdings Ltd. and larger than expected catastrophe related losses. GE suffered from a greater than expected charge for long term care policies in its insurance subsidiary, removal from the Dow Jones Industrial Average and power plant turbine issues, as well as other concerns.

During the year, the Fund held currency forwards to somewhat hedge the currency risk of the Fund’s non U.S. Dollar investments. The hedges had a positive impact on the Fund’s performance.

At year end, equities remained the core of the Fund. Sector weightings that declined included IT, materials and consumer staples, while sectors that increased included consumer discretionary, communication services and energy.

We maintain a disciplined bottom-up stock picking process driven by rigorous fundamental analysis that attempts to limit downside risk. We believe investing in underappreciated, misunderstood companies with catalysts for unlocking value can offer upside potential and a degree of downside protection in turbulent markets. As we enter 2019, the consensus view is for slower, but still positive, global economic growth led by the U.S., with modest corporate earnings growth. In our view, prudent stock pickers with a disciplined approach may fare well in 2019.

JNL/Goldman Sachs Core Plus Bond Fund Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs Core Plus Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	-1.59%	1 Year	-1.29%
5 Year	1.83	5 Year	2.07
10 Year	4.31	10 Year	4.53

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
U.S. Government Agency MBS	27.2%
Government Securities	18.8
Non-U.S. Government Agency ABS	15.9
Financials	11.8
Communication Services	5.1
Energy	4.8
Health Care	3.2
Information Technology	2.2
Consumer Staples	1.6
Utilities	1.4
Real Estate	1.3
Materials	1.1
Industrials	0.9
Consumer Discretionary	0.9
Other Equity Interests	-
Other Short Term Investments	3.1
Securities Lending Collateral	0.7
Net Long (Short) Investments	100.0%

For the year ended December 31, 2018, JNL/Goldman Sachs Core Plus Bond Fund underperformed its benchmark by posting a return of -1.59% for Class A shares compared to 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s duration and yield curve positioning contributed to returns over the year driven by a tactical U.S. duration position. Our country strategy was beneficial for results due to a long position in European rates versus short UK and Swedish rates. Currency strategies detracted from performance over the year driven by long exposures to the Argentine Peso, Swedish Krona and Australian Dollar.

Within cross sector positioning, allocations to corporate credit, collateralized loan obligations and Non-Agency mortgage-backed securities (“MBS”) detracted from performance. An overweight to emerging market (“EM”) debt, along with an underweight to commercial MBS further weighed from performance. These losses were partially offset by exposure to government/swaps and an underweight to agency MBS.

Security selection did not meaningfully impact performance over the year. Selections of external EM debt from Argentina, Venezuela and China detracted from performance. These losses were partially offset by selections of Puerto Rican municipal debt. Corporate credit curve positioning and a down in quality bias contributed to returns within corporate credit. The Fund closed 2018 with a tactical position in U.S. duration, overweight high quality securitized credit, overweight corporates and underweight agency MBS.

The Fund held derivatives during the year. We believe derivatives allow for managing interest rate, credit and currency risks more effectively as part of hedging activity and in applying active investment views. Derivatives can potentially offer greater versatility and efficiency, as well as allow for enhanced precision in risk management. Derivatives were used in several capacities over the year as part of the Fund’s overall investment strategy, including managing duration/yield curve and cross sector positioning.

JNL/Goldman Sachs Emerging Markets Debt Fund Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs Emerging Markets Debt Fund

††75% JPMorgan GBI EM Global Diversified Index, 25% JPMorgan CEMBI Broad Diversified Index

Average Annual Total Returns
Class A		Class I
1 Year	-8.46%	1 Year	-8.18%
5 Year	-0.86	5 Year	-0.64
10 Year	3.73	10 Year	3.95

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Government Securities	60.1%
Financials	8.5
Credit Linked Structured Notes	6.6
Energy	3.5
Communication Services	2.8
Consumer Staples	2.4
Industrials	1.6
Materials	1.6
Utilities	1.3
Real Estate	1.0
Health Care	0.9
Consumer Discretionary	0.7
Information Technology	-
Other Short Term Investments	7.8
Securities Lending Collateral	1.2
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Goldman Sachs Emerging Markets Debt Fund underperformed its primary benchmark by posting a return of -8.46% for Class A shares compared to -6.21% for the JPMorgan GBI EM Global Diversified Index. The Fund underperformed its blended benchmark return of -5.01% for the 75% JPMorgan GBI EM Global Diversified Index and 25% JPMorgan CEMBI Broad Diversified Index.

The Fund underperformed its benchmark over 2018 amid a broad selloff in emerging markets (“EM”) assets, as global growth moderated, U.S.-China trade tensions persisted and global liquidity conditions tightened.

The underperformance was primarily driven by our active currency strategy, as EM foreign exchange (“FX”) came under immense pressure, especially during the second and third quarters of the year. In particular, our long Argentine Peso and South African Rand positions were the largest detractors. Argentine assets came under pressure due to ongoing concerns regarding the government’s ability to implement fiscal consolidation amid the still fragile monetary backdrop. Softening sentiment across the EM complex further eroded confidence in the sovereign, and the Argentine Peso depreciated 30% in the second quarter alone. In South Africa, the Rand was driven by positive regime change earlier in 2018, when Cyril Ramaphosa took over as President, showing intent towards fiscal consolidation, growing the economy and tackling corruption. But a lack of policy follow through and general EM FX weakness led to the Rand underperforming for the rest of the year. Offsetting some of this underperformance was our short Chinese Yuan, which underperformed over the year.

Our overweight positions to EM sovereign external debt and corporate debt sectors further detracted from performance, as risk assets broadly sold off. This was partially offset by our tactical U.S. duration and yield curve positioning strategies.

From a bottom-up security selection perspective, our selection of local sovereign debt contributed to performance, driven by our short Mexican and Brazilian rates exposure. However, our short Polish local rates and overweight to Argentine local rates dollar denominated sovereign debt detracted from performance.

The Fund invested in U.S. Treasury futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps and non-deliverable bond forward contracts. Derivatives may be used in combination with cash securities to implement our views, as well as managing interest rate, credit and currency risks more effectively as part of hedging activity. Derivatives were used in several capacities over the year as part of the Fund’s overall investment strategy.

JNL/GQG Emerging Markets Equity Fund GQG Partners LLC (Unaudited)

JNL/GQG Emerging Markets Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-14.94%	1 Year	-14.64%
Since Inception	-8.45	Since Inception	-8.13
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	37.7%
Consumer Staples	15.8
Information Technology	10.9
Utilities	10.2
Communication Services	6.9
Industrials	6.2
Energy	5.3
Real Estate	3.3
Health Care	2.1
Materials	1.1
Other Short Term Investments	0.5
Total Investments	100.0%

For the year ended December 31, 2018, JNL/GQG Emerging Markets Equity Fund underperformed its primary benchmark by posting a return of -14.94% for Class A shares compared to -14.58% for the MSCI Emerging Markets Index (Net).

For the year, the Fund slightly underperformed the MSCI Emerging Markets Index (“Net”). Given the increased volatility and highly uncertain market environment in 2018, stability of earnings became more important than absolute growth as the year progressed. This is highlighted in our current positioning. Entering 2018, the Fund was overweight consumer staples and financials while maintaining an underweight to more cyclical sectors such as energy, materials and industrials. As 2018 progressed, exposures to consumer staples and utilities were increased while exposures to sectors such as communication services and consumer discretionary were further decreased. Through the first three quarters of the year, more cyclical oriented sectors performed well; however, in the fourth quarter, the Fund posted strong relative performance as sectors with higher cyclical exposures underperformed.

From an individual company perspective, top performers to overall performance were Nvidia Corp. (“Nvidia”), PT Bank Central Asia Tbk (“BCA”) and China Tower Corp. Ltd. (“China Tower”). Nvidia delivered strong revenue growth and earnings during the first half of 2018 based on continued demand for Graphics Processing Units in both the gaming segment and in Artificial Intelligence uses. BCA, Indonesia’s largest bank, continued to show increased lending activity throughout the year while growing both interest and non-interest income. China Tower, the world’s largest telecommunications infrastructure operator, continues to benefit from improved tenancy rates and increased demand for mobile broadband use.

The top detractors to overall performance were Tencent Holdings Ltd. (“Tencent”), Samsung Electronics Co. Ltd. (“Samsung”) and Heineken NV (“Heineken”). Tencent, one of the world’s largest internet companies, sold off during the year, primarily driven by an increased regulatory environment in China. Samsung was a detractor to overall performance given waning demand for the company’s memory chips combined with increased competition in the smartphone space. Heineken, the world’s second largest brewer, underperformed given the company’s further expansion into Brazil which negatively impacted earnings due to negative currency translations and lower margin end markets.

From a country perspective, overall country allocation was a net contributor to excess return. An overweight to India, primarily Indian banks, drove the outperformance. However, this was slightly offset by the fund’s average underweight to Brazil, as Index performance in Brazil performed well on a relative basis.

JNL/Harris Oakmark Global Equity Fund Harris Associates, L.P. (Unaudited)

JNL/Harris Oakmark Global Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-21.22%	1 Year	-20.97%
Since Inception	-0.98	Since Inception	-15.50
‡Inception date April 27, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	26.9%
Communication Services	19.7
Consumer Discretionary	19.6
Industrials	9.9
Health Care	7.5
Materials	6.3
Information Technology	3.3
Consumer Staples	3.0
Energy	2.1
Other Short Term Investments	1.7
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Harris Oakmark Global Equity Fund underperformed its benchmark by posting a return of -21.22% for Class A shares compared to -8.71% for the MSCI World Index (Net).

The Fund underperformed its benchmark, the MSCI World Index, for the year due to both stock selection and weightings. On a geographic basis, holdings in Japan and a lack of exposure to Canada generated the top results, while investments in Switzerland and the U.S. were the worst relative performers. On a sector basis, stock selection in consumer staples sector and a less than benchmark weighting in energy delivered positive relative results. Stock selection in financials and communication services made these sectors the largest overall detractors for the year.

Generally, the Fund’s only derivative use is foreign currency forwards for hedging purposes. The Fund may implement currency hedging when it views that a currency is overvalued by more than 20% of its estimated value based on purchasing power parity. The Fund’s Swiss Franc hedges contributed 0.06% to performance for the year.

Top performing stock: HCA Healthcare Inc.’s share price rose in three of the past four quarters, as revenue, earnings and earnings per share for the first, second and third quarters of 2018 surpassed market expectations. Key operating metrics demonstrated strengthening trends over the course of the year.

Bottom performing stock: BNP Paribas SA (“BNP”) issued mixed results throughout 2018 owing to difficult end market conditions and restructuring cost investments. We met with chief executive officer Jean-Laurent Bonnafé who expressed confidence that BNP will reach its 2020 return on equity target of more than 10% under constant market conditions. Overall, we believe BNP’s management team is working to enhance shareholder value.

At year end, the Fund’s equities spanned twelve countries in seven regions. Weightings materially increased in the U.S. (5%) and South Africa (4%) and decreased in the UK (-4%) and Switzerland (-4%). The Fund was also invested in nine sectors. Communications services now holds a 23% weighting. Sector weightings materially decreased in financials (-4%) and materials (-3%).

JNL/Heitman U.S. Focused Real Estate Fund Heitman Real Estate Securities, LLC (Unaudited)

Composition as of December 31, 2018:
Real Estate	96.0%
Information Technology	2.6
Other Short Term Investments	1.4
Total Investments	100.0%

Total Return
Class A‡		Class I†
Since Inception	-6.10%	Since Inception	-6.00%
‡Inception date August 13, 2018
†Inception date August 13, 2018

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

For the period August 13, 2018 through December 31, 2018, JNL/Heitman U.S. Focused Real Estate Fund outperformed its benchmark by posting a return of -6.10% for Class A shares compared to -6.62% for the Wilshire US RESI TR USD Index.

The Fund’s investment objective is to seek to achieve a long term total return. The Fund’s outperformance versus Wilshire US Real Estate Securities Index during the period was led by strong selection in health care and data centers. Strong selection in health care was led by an underweight on Senior Housing Properties Trust and Sabra Health Care real estate investment trust. One of their largest tenants, Five Star Senior Living Inc., announced that they were having financial issues. Strong selection in data centers drove performance. Overweighting Digital Realty Trust Inc. added to performance, this was due to better than expected leasing.

Underweighting triple net lease detracted from performance. The net lease outperformed in the risk off environment. Also, weak security selection in industrials detracted from performance. An underweight on manufactured homes led to underperformance. Manufactured homes tends to outperform when the market shifts to risk off mode like it did to end the year.

As we look around the globe at real estate fundamentals, we see a continued positive environment with job growth driving demand and supply remaining at or below long run averages in most sectors and cities. We expect a slowdown in economic growth in 2019 compared to 2018, but it should remain at levels that we have seen during much of this cycle. This should support property values, but where stock prices are not rising in tandem, we expect to see management teams look to merger and acquisitions and other methods to create value to close the gap between public and private valuations.

JNL/Invesco China-India Fund Invesco Hong Kong Limited (Unaudited)

JNL/Invesco China-India Fund

††50% MSCI China Index (Net), 50% MSCI India Index (Net)

Average Annual Total Returns*
Class A		Class I
1 Year	-17.12%	1 Year	-16.82%
5 Year	5.23	5 Year	5.49
10 Year	9.11	10 Year	9.35
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Invesco Hong Kong Limited assumed portfolio management responsibility on April 25, 2016.

Composition as of December 31, 2018:
Consumer Discretionary	25.8%
Financials	21.1
Communication Services	12.6
Information Technology	10.1
Consumer Staples	9.3
Health Care	6.5
Materials	6.0
Industrials	5.8
Utilities	1.6
Securities Lending Collateral	1.2
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Invesco China-India Fund outperformed its primary benchmark by posting a return of -17.12% for Class A shares compared to -18.88% for the MSCI China Index (Net). The Fund underperformed its blended benchmark return of -12.88% for the 50% MSCI China Index (Net), 50% MSCI India Index (Net).

Stock selection was highly favorable in China with broad based positive contributions across sectors such as health care, information technology, consumer staples and communication services. In particular, our selected holdings in health care were well rewarded. One of the major contributors was Shandong Weigao Group Medical Polymer Co. Ltd., a Chinese medical products manufacturer. Its share price rallied thanks to expectation on improving corporate governance and management incentives.

India was the main detractor. In particular, Indian financials were very volatile in the second half of the year with a liquidity crunch and resignation of the central bank governor. Our selected holdings detracted value during the liquidity crunch, though the positive allocation effect to the sector added value. Stock selection in consumer discretionary was mainly driven by our non-exposure to Tata Motors Ltd., as it was loss making for two quarters while facing negative earnings revision by analysts.

On Fund positioning, we maintained a balanced allocation to Chinese and Indian equities as we continued to find attractive stock opportunities in both markets. We believe current market conditions present attractive entry points for investors. Chinese equities are traded at attractive valuations below ten times forward price to earnings as of year end, with growth expected to bottom out in the first half this year. Indian equities are trading close to their long term historical average, while enjoying multiple year structural growth driven by favorable demographics and reforms.

JNL/Invesco Diversified Dividend Fund Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Diversified Dividend Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-7.26%	1 Year	-6.96%
Since Inception	-3.33	Since Inception	-3.00
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Consumer Staples	21.3%
Utilities	16.4
Financials	13.3
Industrials	8.4
Health Care	8.4
Energy	6.2
Communication Services	5.6
Consumer Discretionary	4.8
Materials	3.7
Information Technology	1.1
Real Estate	1.0
Other Short Term Investments	8.3
Securities Lending Collateral	1.5
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Invesco Diversified Dividend Fund underperformed its primary benchmark by posting a return of -7.26% for Class A shares compared to -7.18% for the MSCI USA Value Index (Gross). The Fund underperformed its other benchmark return of -4.38% for the S&P 500 Index.

On an absolute basis the Fund’s holdings in health care and utilities made positive contributions to overall returns with companies like Eli Lilly & Co., Merck & Co. Inc. and Exelon Corp. outperforming. Consumer staples and financial holdings were among the largest detractors from absolute performance with companies like General Mills Inc., Campbell Soup Co. and Hartford Financial Services Group Inc. underperforming during the year.

An underweight position in financials and an overweight position in utilities made the largest positive contributions to relative performance during the year. Stock selection in consumer discretionary and energy also helped performance versus the benchmark. The Fund’s underweight positions in health care and information technology (“IT”) detracted from relative performance during the year, as did stock selection in consumer staples and communication services.

The Fund used currency forward contracts for the purpose of hedging currency exposure of some of the non-U.S. based companies held in the Fund, and these were not used for speculative purposes or leverage. The use of currency forward contracts had a very small positive impact on the Fund’s performance during the year.

At the end of the year, the Fund’s largest overweight positions compared to the benchmark were in utilities and consumer staples, while the primary underweights were in IT, health care and financials. The Fund managers’ strategy focuses on three key elements over a full market cycle — appreciation, income and preservation. The goal of the strategy has always been to provide capital appreciation with better downside preservation. This full cycle mindset has been embedded in the investment process since the strategy’s inception. More recently, we have placed particular emphasis on managing downside risk through sensitivity analysis of the modeled assumptions, given the belief that the profit cycle appears to be waning, valuations are extended and narrow market conditions warrant attention.

JNL/Invesco Global Real Estate Fund Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Global Real Estate Fund

Average Annual Total Returns
Class A		Class I
1 Year	-6.38%	1 Year	-6.17%
5 Year	3.78	5 Year	4.01
10 Year	8.73	10 Year	8.97

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Real Estate	97.2%
Consumer Discretionary	0.9
Financials	0.4
Information Technology	0.1
Other Short Term Investments	1.2
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Invesco Global Real Estate Fund underperformed its benchmark by posting a return of -6.38% for Class A shares compared to -4.74% for the FTSE EPRA/NAREIT Developed Real Estate Index.

Key relative detractors came from security selection in the United States and Japan, and an overweight to China also detracted. Key relative contributors included security selection and a slight underweight to the United Kingdom, along with security selection in Hong Kong and a slight underweight to France. Ancillary cash contributed.

Top contributors to the Fund’s absolute performance included Link REIT (“Link”) and Avalonbay Communities Inc. (“AvalonBay Communities”). Link is a retail and quality income focused real estate investment trust (“REIT”) that is listed in Hong Kong. AvalonBay Communities owns a high quality portfolio of multifamily assets, typically located in markets along the east and west coasts of the United States. Top detractors from the Fund’s absolute performance included Unibail-Rodamco SE (“Unibail-Rodamco”) and Country Garden Holdings Co. Ltd. (“Country Garden”). In the middle of the year, Unibail-Rodamco completed its combination with Westfield to form Unibail-Rodamco-Westfield, which owns a sizeable shopping center portfolio. Country Garden is a leading real estate developer that is focused on China.

New holdings during the year included new positions in Asia. This included Japanese REITs ORIX J-REIT Inc. and Japan Prime Realty Investment Corp., which were added due to improved relative value. Other new holdings included Workspace Group Plc and Empire State Realty Trust Inc.

Real estate markets around the world remain in reasonably good health. Economic growth is still supporting tenant demand in most markets, and new supply remains low enough to offer many landlords pricing power over rents. Demand for quality, long term, income does not appear to be diminishing and as such, asset values remain supported. However, the impact of interest rate normalization has yet to be meaningfully felt in real estate, and it would be remiss not to expect some impact on investor yield requirements were risk free rates to move higher. It seems that for the most part, investment yield compression has now run its near decade long course and as such, value creation in real estate will become more dependent on investment skill.

JNL/Invesco International Growth Fund Invesco Advisers, Inc. (Unaudited)

JNL/Invesco International Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	-15.08%	1 Year	-14.78%
5 Year	0.30	5 Year	0.54
10 Year	7.19	10 Year	7.63

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	21.2%
Information Technology	18.0
Consumer Staples	17.9
Industrials	11.5
Consumer Discretionary	6.9
Communication Services	6.2
Health Care	6.1
Energy	4.6
Materials	2.8
Other Short Term Investments	3.4
Securities Lending Collateral	1.4
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Invesco International Growth Fund underperformed its benchmark by posting a return of -15.08% for Class A shares compared to -14.43% for the MSCI All Country World ex USA Growth Index (Net).

The Fund’s holdings in information technology (“IT”) and health care outperformed those of the benchmark and were the most significant contributors to relative performance. In IT, notable contributors included Canada based CGI Group Inc. and U.S. based Broadcom Inc. Germany based Novartis AG and Australia based CSL Ltd. were key contributors in health care. In contrast, holdings in consumer staples underperformed those of the benchmark and were among the most significant detractors from relative performance. Particular weakness was seen in the food, beverage and tobacco industry, including UK based British American Tobacco Plc and Japan based Asahi Breweries Ltd. Fund holdings in energy underperformed those of the benchmark and also dragged on relative performance.

On a geographic basis, stock selection in Germany and China were among the largest contributors to relative results. An underweight in the weak Chinese market added to relative return. Conversely, weak stock selection in the UK and Switzerland hampered relative performance.

The Fund’s cash position in a declining market environment added to relative results, as well. It is important to note that cash is a residual of our bottom-up investment process and not the result of any top-down tactical asset allocation or risk management allocation decision

The Fund ended the year overweight in financials, IT, energy, consumer staples and industrials while being underweight to health care, consumer discretionary, materials, communication services, real estate and utilities.

As always, regardless of the macroeconomic environment, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our Earnings/Quality/Valuation (“EQV”) focused investment process. We continue to look for high quality growth companies that exhibit the following characteristics: strong organic revenue growth, high returns on capital, pricing power, strong balance sheets, cash generation, effective capital allocation and reasonable valuations. In addition, we continue to favor companies that are resilient in weak economic environments. Our balanced EQV focused approach aligns with our goal of delivering attractive returns over the long term.

JNL/Invesco Small Cap Growth Fund Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Small Cap Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	-9.11%	1 Year	-8.83%
5 Year	6.08	5 Year	6.31
10 Year	13.99	10 Year	14.23

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Health Care	25.0%
Information Technology	24.0
Industrials	13.6
Consumer Discretionary	11.9
Financials	9.2
Materials	3.9
Energy	2.3
Communication Services	2.2
Consumer Staples	1.8
Real Estate	0.6
Securities Lending Collateral	2.8
Other Short Term Investments	2.7
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Invesco Small Cap Growth Fund underperformed its primary benchmark by posting a return of -9.11% for Class A shares compared to -6.58% for the MSCI USA Small Growth Index (Gross).

An overweight exposure in information technology (“IT”), and a combination of stock selection and underweight exposure in materials, were key contributors to relative performance. Ancillary cash also helped given the volatility that ensued during the year. Key detractors from relative performance included an overweight exposure to and stock selection within energy, as well as stock selection in industrials and health care.

Within IT, stock selection in the semiconductors industry was a contributor to relative returns. Within industrials, a lack of exposure in the construction and engineering industry helped. Within materials, stock selection in chemicals helped relative returns. IT firm Zebra Technologies Corp. provides solutions which allows for sales tracking such as barcode scanners. It was sold during the year following attractive valuation.

While consumer discretionary was a net detractor from relative returns, results were mixed at the industry level: stock selection in specialty retail and an underweight exposure in household durables was beneficial while stock selection in auto components and textile, apparel and luxury goods hurt. Penn National Gaming Inc. was an individual detractor as regional gaming stocks in general have underperformed likely due to investor concern around the potential for industry trends to decelerate if the U.S. economy weakens.

Within health care, stock selection in health care equipment and supplies and biotechnology hurt relative returns. Adamas Pharmaceuticals Inc. was a key individual detractor given the unexpected departure of their chief operating officer who was in charge of leading the sales force for a recently launched drug.

Our view is that we are in a slowing growth environment, but not a decline, as the benefits of U.S. tax stimulus and deregulation are being offset by higher interest rates, rising labor costs and trade pressures. In such an environment, true growth will remain scarce, and we believe the market will favor companies that can produce sustainable, above average earnings and cash flow growth in spite of the economic cycle.

JNL/JPMorgan Hedged Equity Fund J.P. Morgan Investment Management Inc. (Unaudited)

Composition as of December 31, 2018:
Information Technology	16.8%
Health Care	13.0
Financials	11.1
Consumer Discretionary	9.2
Communication Services	8.7
Industrials	7.8
Consumer Staples	4.9
Energy	4.4
Utilities	2.8
Materials	2.2
Real Estate	1.8
Other Short Term Investments	17.3
Total Investments	100.0%

Total Return
Class A‡		Class I†
Since Inception	-4.47%	Since Inception	-4.43%
‡Inception date August 13, 2018
†Inception date August 13, 2018

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

For the period August 13, 2018 through December 31, 2018, JNL/JPMorgan Hedged Equity Fund outperformed its primary benchmark by posting a return of -4.47% for Class A shares compared to -9.57% for the CBOE S&P 500 BuyWrite Index. The Fund outperformed its other benchmark return of -10.82% for the S&P 500 Index.

True to its objective, the Fund participated in a portion of market upside while tempering the increased volatility seen in the second half of the year. In the third quarter, with the S&P 500 Index continually moving higher, the Fund joined in a portion of the market’s upside, returning 1.53% versus the market’s 3.54% (since the Fund’s inception on August 13, 2018). However, as volatility dramatically rose in the fourth quarter, the options overlay hedged the Fund against the market’s drawdown of 13.52%, with the Fund down only 5.45% (gross of fees) during the last three months of the year. Information technology and health services and systems sectors contributed to returns during the fourth quarter of 2018, while basic materials and financials detracted from performance. Among individual names, over weights in Analog Devices Inc. and AutoZone Inc. buoyed returns, while an overweight in Nvidia Corp. and an underweight in Intel Corp. hurt results. As the market experienced a more dramatic sell off and heightened volatility, the Fund took part in the upside while maintaining about half the volatility and beta during the fourth quarter’s corrections, ultimately hedging the Fund from the market being down 5% to down 20% (plus/minus alpha, minus fees).

While normalizing volatility is likely in the year ahead, we continue to see earnings strength and generally positive economic indicators through 2019, which should be largely supportive of our positioning. We remain confident in our approach to help investors participate in equity market gains, while hedging against intermittent volatility and market declines.

JNL/JPMorgan MidCap Growth Fund J.P. Morgan Investment Management, Inc. (Unaudited)

JNL/JPMorgan MidCap Growth Fund

Average Annual Total Returns*
Class A		Class I
1 Year	-5.00%	1 Year	-4.71%
5 Year	7.20	5 Year	7.44
10 Year	14.72	10 Year	14.87
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Information Technology	30.8%
Health Care	17.9
Consumer Discretionary	16.6
Industrials	15.2
Financials	7.7
Materials	3.6
Communication Services	3.2
Energy	1.1
Real Estate	1.1
Securities Lending Collateral	2.2
Other Short Term Investments	0.6
Total Investments	100.0%

For the year ended December 31, 2018, JNL/JPMorgan MidCap Growth Fund outperformed its benchmark by posting a return of -5.00% for Class A shares compared to -7.92% for the MSCI USA Mid Cap Growth Index (Gross).

Stock selection within information technology (“IT”) and consumer discretionary detracted from performance. Stock selection in producer durables and materials and processing contributed during the quarter. Overweight positions in Teladoc Inc. and Concho Resources Inc. were the top detractors from performance. Not owning Align Technology Inc. contributed most, followed by an overweight position Red Hat Inc.

Outperformance through the first three quarters of the year helped the Fund outpace the benchmark for the year, although a challenging fourth quarter pushed absolute returns into negative territory. Stock selection in health care was the primary driver of outperformance during the year, followed by IT. Stock selection in consumer discretionary and an underweight allocation to consumer staples detracted from performance. Overweight positions in DexCom Inc. and O’Reilly Automotive Inc. were top contributors to performance, while overweight positions in Mohawk Industries Inc. (“Mohawk Industries”) and LKQ Corp. were the top detractors during the year. The Fund no longer owns a position in Mohawk Industries.

We continue to find high conviction ideas in secular growth drivers as well as businesses with steadier growth characteristics. Health care, which started the year as a neutral position, is now the largest overweight. While IT remains the second largest overweight, we have reduced our relative exposure by eliminating select positions and pairing back others. We have notable underweights in consumer staples and consumer discretionary.

JNL/JPMorgan U.S. Government & Quality Bond Fund J.P. Morgan Investment Management Inc. (Unaudited)

JNL/JPMorgan U.S. Government & Quality Bond Fund

Average Annual Total Returns*
Class A		Class I
1 Year	0.45%	1 Year	0.77%
5 Year	2.04	5 Year	2.26
10 Year	3.06	10 Year	3.28
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
U.S. Government Agency MBS	53.9%
Government Securities	27.2
Non-U.S. Government Agency ABS	6.5
Financials	1.0
Energy	0.7
Consumer Staples	0.6
Industrials	0.5
Utilities	0.4
Communication Services	0.4
Real Estate	0.4
Health Care	0.1
Other Short Term Investments	8.3
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2018, JNL/JPMorgan U.S. Government & Quality Bond Fund underperformed its benchmark by posting a return of 0.45% for Class A shares compared to 0.88% for the Bloomberg Barclays U.S. Government Bond Index.

Markets began and finished the year with increased volatility, as investor sentiment weighed the impacts of U.S. China trade disputes, threat of global economic slowdown, tightening of financial conditions by global central banks and a deterioration in energy prices by year end. During the year, equity markets finished in negative territory and investment grade credit spreads widened. Treasury yields finished higher across the curve during the year. Year over year, the two-year yield rose by 61 basis points (“bps”) to 2.49%, while the 10-year yield increased by 28 bps to 2.69%. The spread between the two- and 10-year Treasuries declined by 32 bps to finish the year at 20 bps. Within Treasuries, the 30-year bellwether was the worst performer, posting a return of -2.72% during the year. The Fund has maintained a shorter duration posture through the year, which was positive for performance. On the other hand, the Fund’s yield curve was a detractor, as the Fund’s preference for the “belly” (10-year key rate duration (“KRD”)) of the curve underperformed the short part of the curve. This was partially offset by our underweight to the long end of the curve (30-year KRD).

The Fund’s overweight allocation to U.S. agencies and agency mortgage-backed securities (“MBS”) relative to Treasuries contributed to performance as both sectors outperformed benchmark Treasuries year to date. An allocation to credit detracted from results as the sector was one of the worst performing spread sectors, underperforming duration like Treasuries by 280 bps during the period. The Fund’s security selection in Treasuries hurt returns, specifically an out of benchmark allocation to long duration U.S. Treasury inflation-protected securities. The Fund’s cash position was a slight detractor as longer term bonds had better than cash returns. The team uses cash to help manage Fund liquidity and duration.

The Fund’s overweight allocations to U.S. agencies and agency MBS and a shorter duration posture contributed to performance. The Fund’s detractors were an overweight to credit, yield curve positioning and a cash allocation.

Sector weightings for the Fund remained fairly in line throughout the year.

At year end, 54% of the Fund was invested in agency mortgages. Approximately 20% of the Fund was invested in Treasury securities. The Fund had approximately 8% in money markets. The remainder of the Fund was invested in agency securities (8%), commercial MBS (6%), and credit (4%).

JNL/Lazard Emerging Markets Fund Lazard Asset Management LLC (Unaudited)

JNL/Lazard Emerging Markets Fund

Average Annual Total Returns
Class A		Class I
1 Year	-18.35%	1 Year	-18.13%
5 Year	-0.71	5 Year	-0.50
10 Year	7.22	10 Year	7.45

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	29.0%
Information Technology	21.2
Communication Services	11.7
Energy	9.0
Consumer Discretionary	7.8
Consumer Staples	6.3
Materials	5.3
Industrials	4.3
Utilities	0.9
Health Care	0.8
Other Short Term Investments	1.9
Securities Lending Collateral	1.8
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Lazard Emerging Markets Fund underperformed its benchmark by posting a return of -18.35% for Class A shares compared to -14.58% for the MSCI Emerging Markets Index (Net).

Banco do Brasil SA, a Brazilian bank, continued its recent strong performance with more positive data in Brazil for loan growth, non performing loans, net interest margins, and optimism for economic reforms under the Bolsonaro administration. Within Brazil, BB Seguridade Participacoes SA, an insurance company, and Petrobras Distribuidora SA, an operator of petrol stations, were both boosted by positive sentiment on the back of the election of market friendly candidate, Jair Bolsonaro. CCR SA, a Brazilian toll road operator, benefiting from the continued recovery in light vehicle traffic and from positive sentiment from the election results. Bank Mandiri Persero Tbk PT, an Indonesian bank, gained after the central bank governor vowed to maintain its preemptive policies focusing on economic and currency stability. Stock selection within financials and consumer discretionary sectors and within Brazil helped performance. A higher than index exposure to Indonesia added value.

In contrast, SK Hynix Inc. and Samsung Electronics Co. Ltd., a Korean semiconductor manufacturer and a Korean manufacturer of electronic goods, respectively, were both hurt by falling memory chip prices. Sentiment for AAC Technologies Holdings Inc., a Chinese manufacturer of smartphone components, was negatively affected by concerns over recent weakness in Apple Inc. smartphone sales. Shares of Taiwan Semiconductor Manufacturing Co. Ltd., a Taiwanese manufacturer of semiconductors, were hurt by concerns over a broader slowdown in semiconductor demand. Shares of Baidu Inc., a Chinese internet search engine, fell on concerns over slowing economic growth in China and increased regulatory scrutiny on the internet industry.

Although uncertainty and risks remain for emerging markets in 2019, we believe much of this is priced in equity valuations. Should these issues resolve favorably (a stable or declining U.S. Dollar, a workable trade scenario, accelerating growth outside the United States), then emerging markets will likely benefit. Additionally, it can be easy to overlook the sound fundamentals of the asset class, higher economic growth prospects, higher real interest rates, and relatively low debt levels compared to developed markets.

JNL/Loomis Sayles Global Growth Fund Loomis, Sayles & Company, L.P. (Unaudited)

Composition as of December 31, 2018:
Consumer Discretionary	25.7%
Consumer Staples	19.1
Information Technology	16.2
Communication Services	14.8
Health Care	10.3
Industrials	8.5
Financials	2.5
Energy	1.9
Other Short Term Investments	1.0
Total Investments	100.0%

Total Return
Class A‡		Class I†
Since Inception	-11.60%	Since Inception	-11.50%
‡Inception date August 13, 2018
†Inception date August 13, 2018

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

For the period August 13, 2018 through December 31, 2018, JNL/Loomis Sayles Global Growth Fund underperformed its benchmark by posting a return of -11.60% for Class A shares compared to -11.04% for the MSCI All Country World Index (Net).

Stock selection in industrials and consumer staples, as well as our allocation to consumer staples, contributed to relative performance.

Stock selection in energy, communication services and information technology detracted from relative performance.

Our investment process is characterized by bottom-up, fundamental research and a long term investment time horizon. The nature of the process leads to a lower turnover Fund where sector positioning is the result of stock selection.

Versus its benchmark, the Fund is currently overweight in consumer discretionary, consumer staples, communication services and information technology. The Fund is underweight in financials, energy, industrials and health care.

During the period, we purchased shares of Tencent Holdings Ltd. (“Tencent”), added to our existing positions in Roche Holding AG and AMBEV SA and sold our positions in Elekta AB, Shire Plc and Cielo SA. Deere & Co., Procter & Gamble Co. and Tencent were the top contributors to performance during the period. Amazon.com Inc., Facebook Inc. and Alibaba Group Holding Ltd. were the largest detractors from performance during the period.

The Fund’s overall strategy’s discount to intrinsic value was approximately 37.5% as of the most recent quarter end on December 31, 2018.

We are an active manager with a long term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

JNL/Mellon Capital Funds BNY Mellon Asset Management North America Corporation (Unaudited)

JNL/Mellon Capital Consumer Staples Sector Fund

Composition as of December 31, 2018:
Consumer Staples	97.8%
Health Care	0.4
Other Short Term Investments	1.4
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital Consumer Staples Sector Fund underperformed its benchmark by posting a return of -8.95% for Class A shares compared to -8.21% for the MSCI USA IMI/Consumer Staples Index (Gross). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Consumer Staples Index (Gross) (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that the Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term.

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL/Mellon Capital Emerging Markets Index Fund

Composition as of December 31, 2018:
Financials	24.5%
Information Technology	15.2
Communication Services	12.4
Consumer Discretionary	10.1
Energy	8.2
Materials	7.2
Consumer Staples	6.6
Industrials	5.7
Real Estate	2.9
Health Care	2.7
Utilities	2.6
Rights	-
Securities Lending Collateral	1.1
Other Short Term Investments	0.8
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital Emerging Markets Index Fund underperformed its benchmark by posting a return of -15.24% for Class A shares compared to -14.58% for the MSCI Emerging Markets Index (Net). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities included in the MSCI Emerging Markets Index (Net) (“Index”), including depositary receipts representing securities of the Index; which may be in the form of American Depositary receipts (“ADRs”), Global Depositary receipts (“GDRs”) and European Depositary receipts (“EDRs”). The Fund attempts to replicate the performance of the Index by investing all or substantially all of its assets in the securities that comprise the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure, over the long term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Capital European 30 Fund

Composition as of December 31, 2018:
Utilities	22.2%
Financials	19.6
Consumer Discretionary	18.7
Consumer Staples	11.9
Communication Services	10.2
Industrials	5.2
Health Care	4.1
Energy	3.8
Materials	2.3
Securities Lending Collateral	2.0
Other Short Term Investments	-
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital European 30 Fund outperformed its benchmark by posting a return of -14.80% for Class A shares compared to -14.86% for the MSCI Europe Index (Net).

The investment objective of the Fund is to provide capital appreciation.

The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities of 30 companies selected from the MSCI Europe Index (Net) (“Index”). The Fund selects 30 securities from the Index, based on screens evaluating volatility, efficiency of company management, and a valuation to price ratio.

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL/Mellon Capital Industrials Sector Fund

Composition as of December 31, 2018:
Industrials	97.0%
Information Technology	0.9
Investment Companies	0.2
Materials	0.1
Utilities	-
Securities Lending Collateral	1.2
Other Short Term Investments	0.6
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital Industrials Sector Fund underperformed its benchmark by posting a return of -14.43% for Class A shares compared to -13.77% for the MSCI USA IMI/Industrials Index (Gross). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Industrials Index (Gross) (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that the Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term.

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL/Mellon Capital Materials Sector Fund

Composition as of December 31, 2018:
Materials	91.1%
Investment Companies	0.1
Rights	-
Securities Lending Collateral	8.4
Other Short Term Investments	0.4
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital Materials Sector Fund underperformed its benchmark by posting a return of -18.63% for Class A shares compared to -17.36% for the MSCI USA IMI/Materials Index (Gross). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

JNL/Mellon Capital Funds BNY Mellon Asset Management North America Corporation (Unaudited)

The objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Materials Index (Gross) (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that the Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term.

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL/Mellon Capital Pacific Rim 30 Fund

Composition as of December 31, 2018:
Consumer Discretionary	18.8%
Financials	15.3
Materials	14.9
Real Estate	13.0
Utilities	11.3
Industrials	11.2
Communication Services	6.9
Consumer Staples	3.5
Health Care	3.4
Investment Companies	0.5
Securities Lending Collateral	0.8
Other Short Term Investments	0.4
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital Pacific Rim 30 Fund underperformed its benchmark by posting a return of -13.86% for Class A shares compared to -12.02% for the MSCI Pacific Index (Net).

The investment objective of the Fund is to provide capital appreciation.

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities of 30 companies selected from the MSCI Pacific Index (Net) (“Index”). The Fund selects 30 securities from the Index, based on screens evaluating volatility, efficiency of company management, and a valuation to price ratio.

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL/Mellon Capital Real Estate Sector Fund

Composition as of December 31, 2018:
Real Estate	95.3%
Investment Companies	0.2
Securities Lending Collateral	3.6
Other Short Term Investments	0.9
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital Real Estate Sector Fund underperformed its benchmark by posting a return of -5.28% for Class A shares compared to -4.54% for the MSCI USA IMI/Real Estate Index (Gross). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Real Estate Index (Gross) (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that the Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term.

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL/Mellon Capital S&P 500 Index Fund

Composition as of December 31, 2018:
Information Technology	18.4%
Health Care	14.2
Financials	12.3
Communication Services	9.3
Consumer Discretionary	9.1
Industrials	8.4
Consumer Staples	6.8
Energy	4.9
Utilities	3.0
Real Estate	2.7
Materials	2.5
Securities Lending Collateral	6.5
Other Short Term Investments	1.9
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital S&P 500 Index Fund underperformed its benchmark by posting a return of -4.88% for Class A shares compared to -4.38% for the S&P 500 Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is to match the performance of the S&P 500 Index. The Fund is constructed to mirror the S&P 500 Index to provide long term capital growth.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the S&P 500 Index by investing all or substantially all of its assets in the stocks that make up the S&P 500 Index.

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL S&P 500 Index Fund

Composition as of December 31, 2018:
Information Technology	19.4%
Health Care	15.0
Financials	12.9
Communication Services	9.8
Consumer Discretionary	9.6
Industrials	8.8
Consumer Staples	7.1
Energy	5.1
Utilities	3.2
Real Estate	2.8
Materials	2.7
Investment Companies	1.6
Other Short Term Investments	1.9
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2018, JNL S&P 500 Index Fund underperformed its benchmark by posting a return of -4.66% for Class I shares compared to -4.38% for the S&P 500 Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is to match the performance of the S&P 500 Index. The Fund is constructed to mirror the S&P 500 Index to provide long term capital growth.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. The Fund attempts to replicate the S&P 500 Index by investing all or substantially all of its assets in the stocks that make up the S&P 500 Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long term.

JNL/Mellon Capital Funds BNY Mellon Asset Management North America Corporation (Unaudited)

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL/Mellon Capital S&P 400 MidCap Index Fund

Composition as of December 31, 2018:
Financials	15.6%
Information Technology	14.7
Industrials	14.4
Consumer Discretionary	11.1
Health Care	9.5
Real Estate	9.2
Materials	6.3
Utilities	5.4
Energy	3.5
Consumer Staples	2.8
Communication Services	2.4
Securities Lending Collateral	4.1
Other Short Term Investments	1.0
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital S&P 400 MidCap Index Fund underperformed its benchmark by posting a return of -11.60% for Class A shares compared to -11.08% for the S&P MidCap 400 Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is to match the performance of the S&P MidCap 400 Index. The Fund is constructed to mirror the index to provide long term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the S&P MidCap 400 Index by investing all or substantially all of its assets in the stocks that make up the S&P MidCap 400 Index.

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL/Mellon Capital S&P 1500 Growth Index Fund

Composition as of December 31, 2018:
Information Technology	23.9%
Health Care	18.3
Communication Services	13.0
Consumer Discretionary	12.3
Industrials	8.7
Financials	5.9
Consumer Staples	5.2
Real Estate	3.7
Energy	3.4
Materials	2.2
Utilities	2.0
Investment Companies	-
Other Short Term Investments	1.0
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital S&P 1500 Growth Index Fund underperformed its benchmark by posting a return of -1.30% for Class A shares compared to -0.82% for the S&P 1500 Growth Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is to match the performance of the S&P 1500 Growth Index. The Fund is constructed to mirror the S&P 1500 Growth Index to provide long term capital growth.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the S&P 1500 Growth Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL/Mellon Capital S&P 1500 Value Index Fund

Composition as of December 31, 2018:
Financials	21.4%
Information Technology	14.1
Health Care	10.9
Industrials	10.4
Consumer Staples	8.7
Consumer Discretionary	7.4
Energy	6.7
Communication Services	5.2
Utilities	4.8
Materials	3.8
Real Estate	3.1
Investment Companies	0.4
Rights	-
Other Short Term Investments	2.5
Securities Lending Collateral	0.6
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital S&P 1500 Value Index Fund underperformed its benchmark by posting a return of -10.00% for Class A shares compared to -9.29% for the S&P 1500 Value Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is to match the performance of the S&P 1500 Value Index. The Fund is constructed to mirror the S&P 1500 Value Index to provide long term capital growth.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the S&P 1500 Value Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long term.

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL/Mellon Capital Small Cap Index Fund

Composition as of December 31, 2018:
Industrials	17.9%
Financials	16.9
Information Technology	13.4
Consumer Discretionary	13.3
Health Care	11.0
Real Estate	7.5
Materials	3.9
Consumer Staples	3.4
Energy	3.3
Utilities	2.5
Communication Services	1.9
Rights	-
Securities Lending Collateral	4.7
Other Short Term Investments	0.3
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital Small Cap Index Fund underperformed its benchmark by posting a return of -8.92% for Class A shares compared to -8.48% for the S&P SmallCap 600 Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is to match the performance of the S&P SmallCap 600 Index. The Fund is constructed to mirror the index to provide long term growth of capital by investing in equity securities of small- to mid-size domestic companies.

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the S&P SmallCap 600 Index in proportion to their market capitalization weighting in the S&P SmallCap 600 Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities

JNL/Mellon Capital Funds BNY Mellon Asset Management North America Corporation (Unaudited)

based upon security analysis. The Fund attempts to replicate the S&P SmallCap 600 Index by investing all or substantially all of its assets in the stocks that make up the S&P SmallCap 600 Index.

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL/Mellon Capital International Index Fund

Composition as of December 31, 2018:
Financials	19.3%
Industrials	13.8
Consumer Staples	11.6
Health Care	11.3
Consumer Discretionary	10.9
Materials	7.3
Information Technology	6.6
Energy	5.7
Communication Services	4.8
Utilities	3.8
Real Estate	3.6
Rights	-
Securities Lending Collateral	1.0
Other Short Term Investments	0.3
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital International Index Fund underperformed its benchmark by posting a return of -13.91% for Class A shares compared to -13.79 % for the MSCI EAFE Index (Net). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is to match the performance of the MSCI EAFE (Net) Index (“Index”). The Fund is constructed to mirror the Index to provide long term capital growth by investing in international equity securities attempting to match the characteristics of each country within the Index.

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Index or derivative securities economically related to the Index. The Fund seeks to match the performance and characteristics of the Index.

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL/Mellon Capital MSCI KLD 400 Social Index Fund

Composition as of December 31, 2018:
Information Technology	23.1%
Communication Services	14.3
Health Care	12.8
Industrials	10.0
Financials	9.7
Consumer Discretionary	8.2
Consumer Staples	7.4
Energy	3.9
Real Estate	3.9
Materials	3.1
Utilities	2.0
Other Short Term Investments	0.8
Securities Lending Collateral	0.8
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital MSCI KLD 400 Social Index Fund underperformed its benchmark by posting a return of -4.30% for Class A shares compared to -3.50% for the MSCI KLD 400 Social Index (Gross). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is to seek to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics as identified by the index provider.

The Fund seeks to track the investment results of the MSCI KLD 400 Social Index (“Index”), which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. As of February 28, 2018, the Index consisted of 400 companies identified by MSCI Inc. (the “Index Provider” or “MSCI”) from the universe of companies included in the MSCI USA IMI Index, which targets 99% of the market coverage of stocks that are listed for trading on the New York Stock Exchange (“NYSE”), NASDAQ Stock Market and the NYSE MKT LLC. MSCI analyzes each eligible company’s ESG performance using proprietary ratings covering ESG criteria. The ratings identify the following six to ten issues: climate change, natural resources, pollution and waste, environmental opportunities, human capital, product liability, stakeholder opposition, social opportunities, corporate governance, and corporate behavior. The ESG criteria includes, but is not limited to, a company’s level of exposure relating to a material issue and the company’s management process of that issue. To assess a company’s exposure to and management of ESG risks and opportunities, MSCI collects data from at a segment or geographic level from academic and government datasets, publicly filed company reports, government databases, media and similar sources. Companies that MSCI determines have significant involvement in the following businesses are not eligible for the Index: alcohol, tobacco, gambling, civilian firearms, nuclear power, military weapons, adult entertainment and genetically modified organisms. The Index may include large-, mid- or small capitalization companies. Components of the Index primarily include consumer discretionary, healthcare and information technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time.

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL/Mellon Capital Bond Index Fund

Composition as of December 31, 2018:
Government Securities	40.6%
U.S. Government Agency MBS	26.9
Financials	7.3
Health Care	2.8
Energy	2.4
Communication Services	2.0
Information Technology	1.9
Non-U.S. Government Agency ABS	1.9
Utilities	1.6
Industrials	1.5
Consumer Staples	1.4
Consumer Discretionary	1.2
Real Estate	0.8
Materials	0.6
Other Short Term Investments	5.9
Securities Lending Collateral	1.2
Net Long (Short) Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital Bond Index Fund underperformed its benchmark by posting a return of -0.57% for Class A shares compared to 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is to match the performance of the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”). The Fund is constructed utilizing a combination of stratified sampling, characteristics matching, and replication in order to match the key performance driving characteristics of the Index.

The Index returned 0.01% for the year, and the Fund closely tracked its benchmark, gross of fees. The Fund’s assets under management decreased to end the year with approximately $1,082 million under management.

The Index was essentially flat for the year, as gains in Treasuries were offset by widening corporate spreads. Interest rates were volatile during 2018. U.S. Treasury yields began the year by rising sharply across the curve as expectations of growth, inflation and interest rates shifted higher. The U.S. Federal Reserve (“Fed”) raised the Fed funds rate four times during the year as growth remained firm and unemployment hit record lows. After hitting a high of 3.23% in early October, rates fell sharply through December as tumbling equities increased safe haven demand.

JNL/Mellon Capital Funds BNY Mellon Asset Management North America Corporation (Unaudited)

Corporate spreads widened during the year as geopolitical and global growth concerns, trade wars, and geopolitics caused a flight to quality late in the year. The corporate sector fell 2.51% and underperformed duration neutral Treasuries by 3.15%. Long corporates fell 7.24% (total return) and underperformed by 6.51%. While the securitized sector rose on a total return basis, it declined 0.56% versus duration neutral Treasuries.

JNL/Mellon Capital Utilities Sector Fund

Composition as of December 31, 2018:
Utilities	97.7%
Investment Companies	0.1
Securities Lending Collateral	1.5
Other Short Term Investments	0.7
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Mellon Capital Utilities Sector Fund underperformed its benchmark by posting a return of 3.79% for Class A shares compared to 4.55% for the MSCI USA IMI/Utilities Index (Gross). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI/Utilities Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the utilities sector to the extent such industries are represented in the Index. The Index measures the performance of the utilities sector of the U.S. equity market. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that the Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term.

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL/Morningstar Wide Moat Index Fund

Composition as of December 31, 2018:
Health Care	21.2%
Information Technology	19.9
Consumer Staples	15.0
Financials	12.0
Communication Services	8.5
Consumer Discretionary	7.8
Industrials	6.1
Utilities	2.7
Real Estate	2.5
Materials	2.0
Other Short Term Investments	1.6
Securities Lending Collateral	0.7
Total Investments	100.0%

Total Return
Class A‡		Class I†
Since Inception	-7.20%	Since Inception	-7.10%
‡Inception date August 13, 2018
†Inception date August 13, 2018

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

For the period August 13, 2018 through December 31, 2018, JNL/Morningstar Wide Moat Index Fund underperformed its benchmark by posting a return of -7.20% for Class A shares compared to -6.98% for the Morningstar® Wide Moat Focus IndexSM. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is to provide total return by tracking the performance, net of expenses, of the Morningstar® Wide Moat Focus IndexSM.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the Morningstar® Wide Moat Focus IndexSM (“Index”). Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

Derivatives did not have meaningful impact on the Fund’s performance during the year.

JNL/Mellon Capital Funds BNY Mellon Capital Asset Management North America Corporation (Unaudited)

JNL/Mellon Capital Consumer Staples Sector Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-8.95%	1 Year	-8.66%
Since Inception	-2.69	Since Inception	-2.37
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Emerging Markets Index Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-15.24%	1 Year	-15.00%
5 Year	0.71	5 Year	0.93
Since Inception	0.80	Since Inception	1.01
‡Inception date August 29, 2011
†Inception date August 29, 2011

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital European 30 Fund

Average Annual Total Returns
Class A		Class I
1 Year	-14.80%	1 Year	-14.58%
5 Year	-0.40	5 Year	-0.20
10 Year	6.38	10 Year	6.60

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Funds BNY Mellon Capital Asset Management North America Corporation (Unaudited)

JNL/Mellon Capital Industrials Sector Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-14.43%	1 Year	-14.06%
Since Inception	-6.92	Since Inception	-6.60
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Materials Sector Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-18.63%	1 Year	-18.35%
Since Inception	-10.48	Since Inception	-10.24
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Pacific Rim 30 Fund

Average Annual Total Returns
Class A		Class I
1 Year	-13.86%	1 Year	-13.62%
5 Year	4.74	5 Year	4.96
10 Year	8.14	10 Year	8.37

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Funds BNY Mellon Capital Asset Management North America Corporation (Unaudited)

JNL/Mellon Capital Real Estate Sector Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-5.28%	1 Year	-5.37%
Since Inception	-2.45	Since Inception	-2.45
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital S&P 500 Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	-4.88%	1 Year	-4.61%
5 Year	7.92	5 Year	8.12
10 Year	12.52	10 Year	12.74

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL S&P 500 Index Fund

Total Return*
Class I‡
1 Year	-4.66%
Since Inception	1.89%
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class I shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Funds BNY Mellon Capital Asset Management North America Corporation (Unaudited)

JNL/Mellon Capital S&P 400 MidCap Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	-11.60%	1 Year	-11.27%
5 Year	5.48	5 Year	5.67
10 Year	13.22	10 Year	13.44

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital S&P 1500 Growth Index Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-1.30%	1 Year	-0.93%
Since Inception	4.70	Since Inception	5.01
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital S&P 1500 Value Index Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-10.00%	1 Year	-9.73%
Since Inception	-2.93	Since Inception	-2.77
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Funds BNY Mellon Capital Asset Management North America Corporation (Unaudited)

JNL/Mellon Capital Small Cap Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	-8.92%	1 Year	-8.66%
5 Year	5.26	5 Year	5.48
10 Year	12.32	10 Year	12.53

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital International Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	-13.91%	1 Year	-13.66%
5 Year	0.16	5 Year	0.38
10 Year	5.76	10 Year	5.98

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital MSCI KLD 400 Social Index Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-4.30%	1 Year	-4.12%
Since Inception	4.73	Since Inception	1.74
‡Inception date April 24, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Funds BNY Mellon Capital Asset Management North America Corporation (Unaudited)

JNL/Mellon Capital Bond Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	-0.57%	1 Year	-0.28%
5 Year	1.95	5 Year	2.17
10 Year	2.89	10 Year	3.11

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Utilities Sector Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	3.79%	1 Year	4.03%
5 Year	10.07	5 Year	N/A
Since Inception	8.04	Since Inception	3.29
‡Inception date April 29, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/MFS Mid Cap Value Fund Massachusetts Financial Services Company (Unaudited)

JNL/MFS Mid Cap Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	-11.68%	1 Year	-11.46%
5 Year	3.15	5 Year	3.38
10 Year	10.93	10 Year	11.18

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Massachusetts Financial Services Company assumed portfolio management responsibility on April 24, 2017.

Composition as of December 31, 2018:
Financials	21.1%
Information Technology	12.4
Industrials	11.4
Utilities	10.0
Consumer Discretionary	8.8
Materials	8.3
Real Estate	7.2
Energy	6.3
Health Care	5.9
Consumer Staples	5.4
Communication Services	1.5
Other Short Term Investments	1.0
Securities Lending Collateral	0.7
Total Investments	100.0%

For the year ended December 31, 2018, JNL/MFS Mid Cap Value Fund underperformed its primary benchmark by posting a return of -11.68% for Class A shares compared to -11.35% for the MSCI USA Mid Cap Value Index (Gross).

Stock selection and, to a lesser extent, an underweight position in financials contributed to performance relative to the MSCI USA Mid Cap Value Index. Within this sector, not owning shares of global financial company Principal Financial Group Inc. and asset management firm Affiliated Managers Group Inc. bolstered relative returns. Additionally, the timing of the Fund's ownership in shares of general reinsurance services provider AXA SA further strengthened relative results.

Stock selection in health care also helped relative performance. Within this sector, not owning shares of health care company Perrigo Co. Plc and the Fund’s position in medical supply manufacturer Steris Plc aided relative performance.

Stock selection and, to a lesser extent, an overweight allocation to information technology was another positive contributor to relative results. Here, an overweight position in precision equipment manufacturer Keysight Technologies Inc. and the Fund’s position in shares of multinational telecommunications company Motorola Solutions Inc. lifted relative returns.

Stocks in other sectors that benefited relative performance included an overweight position in oil refiner Andeavor Logistics LP and the Fund’s ownership in shares of health care real estate investment trust Medical Properties Trust Inc. and oil and gas exploration and production company Energen Corp.

Stock selection and, to a lesser extent, an overweight position in energy detracted from relative performance. Within this sector, holding shares of petroleum and natural gas exploration company WPX Energy Inc. and oilfield products company Forum Energy Technologies Inc. weighed on relative returns. In addition, the timing of the Fund’s ownership in shares of petroleum refiner HollyFrontier Corp. weakened relative results.

An underweight position and, to a lesser extent, stock selection in utilities also held back relative performance led by an underweight position in power company Ameren Corp.

Stock selection in both consumer discretionary and industrials further detracted from relative results. Within consumer discretionary, holding shares of automotive parts manufacturer Adient Plc and an overweight position in fashion retailer L Brands Inc. held back relative returns. Within industrials, an overweight position in residential and commercial building materials manufacturer Owens Corning Inc. and not owning shares of facilities maintenance products supplier WW Grainger Inc. hurt relative returns. In addition, holding shares of chemical distributor Univar Inc. negatively impacted relative results. Elsewhere, not holding shares of real estate company Realty Income Corp. weighed on relative performance.

JNL Multi-Manager Alternative Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Alternative Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-3.83%	1 Year	-3.55%
Since Inception	-0.14	Since Inception	-1.97
‡Inception date April 27, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	13.3%
Non-U.S. Government Agency ABS	9.3
Health Care	7.4
Communication Services	7.3
Information Technology	6.6
Government Securities	6.3
Consumer Discretionary	5.6
Energy	4.6
Industrials	3.9
Materials	3.8
Consumer Staples	3.7
U.S. Government Agency MBS	3.2
Real Estate	2.2
Investment Companies	1.5
Utilities	0.4
Warrants	-
Rights	-
Other Equity Interests	-
Other Short Term Investments	20.9
Net Long (Short) Investments	100.0%

JNL Multi-Manager Alternative Fund seeks to achieve its investment objective by allocating among a variety of alternative strategies managed by unaffiliated investments managers (“Sub-Advisers”). Each of the Sub-Advisers may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s alternatives investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser.

For the year ended December 31, 2018, JNL Multi-Manager Alternative Fund outperformed its benchmark by posting a return of -3.83% for Class A shares compared to -4.26% for the Wilshire Liquid Alternative Index.

The Fund outperformed its benchmark due to allocations to relative value and event driven strategies, and strong underlying manager results. The Westchester merger arbitrage strategy (+8.92%) was the top performer, widely outperforming the broader market. Within relative value, the addition of the DoubleLine Opportunistic Income strategy (+0.40%) aided returns. The larger equity hedged segment was mixed with positive relative performance from the Invesco U.S. market neutral (-2.52%) and Loomis Sayles long short equity (-1.50%) strategies offset by weaker results from the Boston Partners emerging markets long short (-18.00%) and First Pacific contrarian value (-8.41%) strategies.

BlueBay Asset Management LLP (“BlueBay”)

For the Fund’s allocation to the relative value strategy, BlueBay invests in global investment grade fixed income securities. At December 31, 2018, the Fund’s allocation to this strategy was 9.5%.

Global leveraged finance markets endured a volatile year. Concerns over rising inflationary prospects and associated interest rate normalization, trade tension, emerging market stresses and the resumption of political uncertainty in Europe all weighed at various points during the first half of the year, overshadowing what continues to be a very strong fundamental corporate back drop. This strong corporate performance, which continues to underpin a negligible default rate, drove a robust rebound in performance in the market during the early part of the second half of the year. Of course this was outweighed during the closing months by wider risk market stresses. Ultimately, the ICE Bank of America Merrill Lynch Global High Yield Index returned -1.90% while U.S. leveraged loans faired a little better despite a significant late year reversal, returning 1.08%. Being underweight more cyclical industries such as autos and basic industry were key sources of outperformance during the latter part of the year, while exposure to European banking earlier in the year weighed on performance. The strategy utilized derivatives at various points of the year to both protect the downside and capture market beta. Most notably, during the equity market inspired sell off in the first quarter, the portfolio actively utilized S&P 500 put spreads and a short position in the High Yield CDX index to hedge the strategy. Over the course of the year, the use of derivative securities added approximately 50 basis points to strategy performance.

Boston Partners Global Investors, Inc (“Boston Partners”)

For the Fund’s allocation to equity long/short strategies, Boston Partners pursues a multi-faceted strategy that invests in a long-short portfolio of equity securities and financial investments with equity like characteristics designed to provide exposure to emerging markets. At December 31, 2018, the fund’s allocation to this strategy was 11.1%.

During 2018 the Fund had an average net exposure of 64%.  During that time, the long strategy returned -20.9% and the short strategy returned -14.6%, indicating a long/short spread of -6.3%.

The macroeconomic forces of rising U.S. interest rates and rising U.S. China trade war tensions, among other factors, saw investors head for cover, ironically dumping quality emerging market (“EM”) stocks, EM smaller company shares, and especially punishing peripheral markets like Turkey, Argentina, and to a lesser extent Brazil, which were hit by large currency swings. We are widely diversified, with roughly 125 longs and 75 shorts across most markets, so there are no major blow ups. Our worst seven performing stocks, based on active weights, cost us 333 basis points (“bps”), the worst being 81 bps. These small-cap losers were in Brazil (2), Turkey (2), South Africa, Argentina, and India. The short side only matched the benchmark, whereas it normally falls more in a declining market, as it did in 2015. Finally, we had fewer

JNL Multi-Manager Alternative Fund Jackson National Asset Management, LLC (Unaudited)

short ideas given the relatively attractive valuations in EM at the start of the year, so our relative exposure was 64% net long for the year. In addition, value faced a difficult year.

DoubleLine Capital LP (“DoubleLine”)

For the Fund’s allocation to the relative value strategy, DoubleLine invests in fixed-income instruments and other investments with no limit on the duration of the strategy. At December 31, 2018, the Fund’s allocation to this strategy was 12.8%.

The strategy has a duration of approximately 4.4 years and a weighted average life of 5.9 years. It is composed of 22% agency residential mortgage-backed securities (“MBS”), 63% securitized credit, and 6% non-securitized credit. The strategy yields about 4.7%. The U.S. Treasury curve has rallied since August with two-year and 10-year yields down 12 basis points (“bps”) and 19 bps, respectively. Therefore, agency MBS were the largest drivers of performance as the rate move benefitted valuations for longer duration securities. The macro volatility during the fourth quarter resulted in spread widening and declining valuations for credit sectors. While total return was negative for most securitized and non-securitized sectors, robust interest income partially offset some of these losses. Spread widening across securitized products has largely been the result of macro volatility as opposed to any fundamental changes. This could provide for better entry points for new investments with a continued focus on bonds that offer high risk adjusted yields.

First Pacific Advisors, LLC (“First Pacific”)

For the Fund’s allocation to the contrarian value equity long/short strategy, First Pacific invests in common and preferred stocks, convertible securities and corporate, high yield and government debt. At December 31, 2018, the Fund’s allocation to this strategy was 8.8%.

First Pacific pursues a contrarian value strategy that seeks to identify absolute value opportunities across the capital structure and across market capitalizations, geographies and sectors, with the long term objective of achieving equity like rates of return with less risk than broad equity markets, all while avoiding the permanent impairment of capital.

During the course of 2018, long positions in various fixed income securities across Puerto Rico’s capital structure, Microsoft Corp., Broadcom Corp., Esterline Technologies Corp., and Aon Corp. contributed approximately 5% to gross performance in the sleeve. Meanwhile, American International Group Inc. (“AIG”), Jefferies Finance LLC, Arconic Inc., Baidu.com, and JD.com Inc. detracted approximately 6.7% from gross performance in the sleeve. As one of the largest equity holdings in the strategy, First Pacific’s strategy managers believe AIG shares represent good value based on current operations and are hopeful that new management will meaningfully improve the company’s return on equity.

Invesco Advisers, Inc. (“Invesco”)

For the Fund’s allocation to the U.S. equity long/short strategy, Invesco invests in U.S. stocks. At December 31, 2018, the Fund’s allocation to this strategy was 11.3%.

The strategy underperformed its benchmark in 2018. U.S. equity markets ended 2018 lower, following a dismal fourth quarter which saw most large cap indices fall over 9% in December alone. In an environment frequently driven by high dispersion and wide month to month performance swings, investors’ risk appetites generally fluctuated with macroeconomic shifts and changing political dynamics. Following a year in which growth seemed the sole focus of U.S. investors, both valuation and quality were more significant factors in 2018, with quality increasingly rewarded as the year closed, benefiting those willing to stay the course.

The strategy seeks to generate a positive return and manages risk by pairing long and short equity positions within their industry. In aggregate, the strategy’s return is positive when the longs perform better than the shorts, regardless of the direction of the market.

In 2018 the strategy returns were positive in energy, consumer staples and communication services, as the long holdings outpaced the shorts. However, this was not enough to offset the negative spread in financials, industrials and materials. Most of the negative return in financials, industrials and materials occurred in the fourth quarter, when the longs declined more than the shorts. Within energy, the strategy benefited from the longs outpacing the shorts in the third quarter, while in consumer staples, performance was strong in the fourth quarter as the shorts declined more than our long holdings.

Since its inception in April 2015, the strategy has delivered an attractive return/risk tradeoff with positive performance and low equity risk over the three plus year horizon.

Lazard Asset Management LLC (“Lazard”)

For the Fund’s allocation to the relative value strategy, Lazard invests in preferred securities, equity and debt convertible securities, with the objective of current income, long term capital appreciation. At December 31, 2018, the Fund’s allocation to this strategy was 9.6%.

Following a fairly subdued volatility backdrop in 2017, risk assets experienced numerous, significant repricings throughout 2018. On three occasions, the S&P 500 Index experienced a drawdown of greater than 10%, including the recent December drawdown of -16.6%. High yield credit spreads, as measured by the Bank of America Merrill Lynch Cash High Yield Index, traded in a relatively tight range for most of the year, before widening to a multiyear high of approximately 530 basis points by year end. The convertible basis was volatile and ended the year largely mixed. Volatility sensitive profiles were well supported, while credit sensitive bonds, which were well supported for most of the period, closed the year on a weaker note. Both long only (directional) and hedge fund investors were active, as were nontraditional investors, particularly during periods in which risk was for sale. Risk appetite varied throughout the year, and mirrored global growth expectations, which initially were very constructive, but weakened markedly in the fourth quarter. Geopolitical events, trade tariff deliberations, Chinese growth prospects, central bank policies, recession fears and the path of global interest rates, among other things, were significant sources of volatility. European, Japanese and the U.S. sovereign yields were particularly volatile. For instance, the U.S. Treasury 10-year yield traded in a range of 2.40% – 3.24% and ended the year at 2.68%. Convertible new issuance exceeded $74 billion globally, well above last year’s level. In our view, the current landscape – low absolute and relative credit spreads, and elevated single name volatility – bodes well for continued strong levels of global primary market activity. Looking ahead, the recent increase in volatility, lower absolute bond prices, attractive yield/premium relationships and a supportive backdrop for credit, make convertibles still compelling in our view, on a relative and absolute basis.

Loomis, Sayles & Company, L.P. (“Loomis”)

For the Fund’s allocation to the equity long/short strategies, Loomis invests in equity securities of all market capitalization. At December 31, 2018, the Fund’s allocation to Loomis was 10.8%.

The strategy posted positive returns during the period April 30, 2018 through December 31, 2018. The strategy’s short positions in Nvidia Corp., Best Buy Co. Inc., Micron

JNL Multi-Manager Alternative Fund Jackson National Asset Management, LLC (Unaudited)

Technology Inc. and Pandora Media Inc., as well as a long position in Regeneron Pharmaceuticals Inc., were among the top contributors to performance during the period. The strategy’s long positions in Schlumberger Ltd., Alibaba Group Holding Ltd., Facebook Inc. and AMBEV SA, as well as a short position in Burlington Stores Inc., were among the largest detractors from performance during the period.

The strategy’s investment process is characterized by bottom-up, fundamental research and a long term investment time horizon.

The strategy’s objective is to generate attractive long term absolute positive returns regardless of market direction by capturing long and short alpha insights in a hedged vehicle to deliver equity like returns with below market beta and volatility.

We are an active long/short equity manager with a long term, private equity approach to investing in public markets. Our proprietary bottom-up research framework represents our longstanding insights about markets and investing. The cornerstone of our investment decision-making process, it drives long and short security selection.

Westchester Capital Management, LLC (“Westchester”)

For the Fund’s allocation to the merger arbitrage and event driven strategy, Westchester employs a merger arbitrage strategy that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and contracts for differences and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations. At December 31, 2018, the Fund’s allocation to this strategy was 13.6%.

While macro factors influence the strategy, our investment returns are primarily driven by outcomes of corporate events. The top contributors included Sky PLC/Twenty-First Century Fox Inc. (“Twenty-First Century Fox”), Twenty-First Century Fox/Walt Disney Co. and Time Warner Inc. /AT&T Inc.; while the biggest detractors were NXP Semiconductors NV/QUALCOMM Inc., Huntsman Corp. and Tribune Media Co./Sinclair Broadcast Group Inc. We ended the year with 90 positions and were approximately 94% invested.

While concern about continued changes in the regulatory environment, an uncertain political landscape and, most importantly, early indicators of an economic downturn may cause investors to be more cautious, we believe the key drivers of many deals in 2018 – that corporate and private equity investors continue to have record access to capital, have strong cash reserves along with ready access to financing – provide significant support for transaction activity in the year ahead.

We do not typically sell naked short options, nor do we speculate via long options, so the positions listed here generally reflect long equity positions with options written against them via long puts on the underlying or a highly correlated index/exchange traded funds.

We use derivatives to either hedge directional exposure of underlying long positions or arbitrage situations, or to reduce the correction of an underlying equity position. Derivatives slightly contributed to strategy performance during the year.

Western Asset Management Company, LLC (“Western Asset”)

For the Fund’s allocation to the global macro strategy, Western Asset invests in fixed income securities. At December 31, 2018, the Fund’s allocation to this strategy was 11.0%.

Emerging markets (“EM”) foreign exchange was the largest detractor, mainly as a result of long Argentine Peso, Russian Ruble and Turkish Lira as these currencies weakened versus U.S. Dollar. Duration/curve positioning detracted modestly on a net basis as the negative effect of short German rate exposures offset the positive effect of overall long U.S. duration. Investment grade credit detracted, mainly due to financials, energy and consumer non-cyclicals. High yield was a modest detractor, mainly due to financials and energy. Peripheral Europe helped, mainly due to long 10-year Italian Treasuries. EM debt was beneficial on a net basis, as the positive effect of exposure to Brazilian rates more than offset the negative effect of Mexican rate exposure.

The strategy used a number of derivative instruments to implement its positioning. Eurodollar and U.S. Federal Reserve Fund futures, futures on U.S., Canadian, French, German, Italian, UK, Japanese and Australian Treasuries, options on U.S., French, German, Italian and UK Treasury futures, as well as interest rate swaps, were used to manage duration/curve positioning and contributed. Forward foreign currency contracts, futures and options were utilized to manage currency positioning and detracted. Single-name and index credit default swaps and swaptions on credit default swap indices were used to tactically manage the Fund’s sector exposures and detracted.

JNL Multi-Manager International Small Cap Fund Jackson National Asset Management, LLC (Unaudited)

Composition as of December 31, 2018:
Industrials	24.9%
Financials	12.7
Information Technology	11.5
Health Care	11.4
Consumer Discretionary	9.3
Consumer Staples	8.7
Materials	5.8
Real Estate	5.2
Energy	3.6
Communication Services	2.8
Utilities	0.7
Warrants	0.7
Other Short Term Investments	2.7
Total Investments	100.0%

Total Return
Class A‡		Class I†
Since Inception	-19.20%	Since Inception	-19.10%
‡Inception date August 13, 2018
†Inception date August 13, 2018

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

The JNL Multi-Manager International Small Cap Fund seeks to achieve its investment objective by allocation to international small capitalization strategies managed by unaffiliated Sub-Advisers. Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

For the period August 13, 2018 through December 31, 2018, JNL Multi-Manager International Small Cap Fund underperformed its benchmark by posting a return of -19.20% for Class A shares compared to -14.67% for the MSCI All Country World Index ex USA Small Cap USD Index (Net).

Both sleeves underperformed the benchmark in the period following the Fund’s inception in August through the end of the year. WCM (-21.70%) performed relatively worse as their growth style was a headwind late in the year and stock selection detracted from results. Causeway (-16.90%) also trailed the benchmark due in part to an overweight to energy and poor selection elsewhere.

Causeway Capital Management LLC (“Causeway”)

At December 31, 2018, the Fund’s allocation to Causeway was 51.4%.

The strategy’s holdings in industrials, real estate and consumer staples detracted from relative performance, offset by holdings in financials and information technology, as well as an underweight position in consumer discretionary. The largest detractors were construction company Implenia AG, electronic components manufacturer Taiyo Yuden Co. Ltd. and paper products manufacturer Canfor Pulp Products Inc. The top contributors to return were electronics manufacturer Radiant Opto-Electronics Corp., financial services company Banco do Estado do Rio Grande do Sul SA, and automobile services provider Bilia AB.

Value factors receive the largest weight on average in the alpha model. The strategy’s managers believe that the current valuation premium of smaller cap growth stocks versus value stocks is unsustainable, especially against the backdrop of increasing global interest rates. The MSCI All Country World Index ex USA Small Cap Growth Index (Net) trades at a 39% premium to the MSCI All Country World Index ex USA Small Cap Value Index (Net), on a forward price to earnings basis, well above the 27% average premium over the last 15 years. We believe this growth premium supports our active exposure to value. The outlook for smaller cap equities remains favorable in our view. Smaller cap equities currently exhibit a higher long term earnings per share growth trend than larger cap equities. Additionally, international smaller cap equities have exhibited greater valuation dispersion than larger cap equities on both a forward earnings yield basis and a price to book value basis, indicating more information content in valuation ratios for these equities. This characteristic has allowed us to construct a strategy with lower valuation ratios relative to the benchmark without, in our view, compromising quality. The strategy combines the flexibility and breadth of quantitative analysis with our global industry knowledge, which we believe will benefit long term investors.

WCM Investment Management LLC (“WCM”)

At December 31, 2018, the Fund’s allocation to WCM was 48.6%.

Looking at attribution by sector, the primary detractors to returns included negative stock selection in consumer discretionary, communication services and information technology sectors.

Looking at attribution by geography, the primary detractors to returns included negative stock selection in Japan and the UK.

The fourth quarter of 2018 marked a volatile and difficult quarter for the broader equity markets but even more so for international small cap stocks. The international small cap asset class saw meaningful pressure this quarter as broader equity market selling was amplified by the asset class’ lower liquidity.

While macro and geopolitical challenges have cast increased volatility in the markets, causing valuations to come down meaningfully, our investment holdings have seen limited impact in their fundamental outlooks. As a result, we are increasingly confident in the outlook for these businesses with positive moat trajectories, healthy balance sheets and strong cultures.

JNL Multi-Manager Mid Cap Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Mid Cap Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-5.70%	1 Year	-5.45%
Since Inception	7.03	Since Inception	0.45
‡Inception date September 19, 2016
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Information Technology	19.1%
Industrials	15.2
Financials	14.9
Health Care	13.3
Consumer Staples	9.2
Consumer Discretionary	8.6
Materials	5.2
Real Estate	4.7
Utilities	2.7
Communication Services	2.5
Energy	2.3
Other Short Term Investments	2.0
Securities Lending Collateral	0.3
Total Investments	100.0%

The JNL Multi-Manager Mid Cap Fund seeks to achieve its investment objective by allocation to a variety of mid-capitalization growth and value strategies managed by unaffiliated Sub-Advisers. Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

For the year ended December 31, 2018, JNL Multi-Manager Mid Cap Fund outperformed its benchmark by posting a return of -5.70% for Class A shares compared to -9.37% for the MSCI USA Mid Cap Index (Gross).

Outperformance for the Fund was driven entirely by Champlain. While growth stocks were in favor for much of the year, Champlain (+3.97%) delivered results beyond any benefits from just a style tailwind. Stellar stock selection was the main contributor to outperformance. Clearbridge (-12.66%) was the worst relative performer, hurt by poor stock picks in the consumer discretionary and energy sectors. Victory (-10.03%) slightly underperformed the Fund’s benchmark mainly due to its value approach.

Champlain Investments Partners, LLC (“Champlain”)

At December 31, 2018, the Fund’s allocation to Champlain was 41.7%.

During the year, strong security selection across several sectors contributed to the strategy’s results. The majority of the strategy’s relative performance in information technology was driven by the strategy’s overweight position of the software industry, while stock selection was also a positive contributor. Within financials, the strategy’s continued focus on businesses with diversified revenue streams and expertise in niche market segments produced strong gains. Positive relative performance in health care was driven largely by the strategy’s overweight position to the sector. The strategy’s investment process which overweights in consumer staples and underweights in consumer discretionary, was distinctly positive this year. Between the two sectors, specialty retail and food products industries combined to contribute a significant relative performance. The strategy’s perennial lack of exposure to utilities and real estate slightly detracted from performance.

If we are on the verge of a recession or a bear market for U.S. equities, either would be the most anticipated one of our careers – and by a wide margin. Instead of raising cash, the Fund seized upon the widespread selling and exceptionally attractive discounts to estimated fair values for this strategy’s holdings to become essentially fully invested in the final weeks of the year.

ClearBridge Investments, LLC (“ClearBridge”)

At December 31, 2018, the Fund’s allocation to ClearBridge was 22.8%.

The strategy underperformed its MSCI USA Mid Cap benchmark over the year due to stock selection in consumer discretionary, energy, materials and industrials. Affiliated Managers Group Inc. in financials was the strategy’s largest detractor as the asset manager was hurt by outflows at one of its largest affiliates, while dental supplier Dentsply Sirona Inc. was pressured as new management reduced guidance due to increased spending to reaccelerate growth. The strategy sold out of both positions during the year. Energy equipment supplier Core Laboratories NV sold off on plummeting oil prices and shrinking demand while Alliance Data Systems Corp. was impacted by concerns over consumer credit quality. On the positive side, stock selection in consumer staples and communication services sectors and underweights to energy and materials contributed to results, boosted by strong execution at Xilinx Inc., a maker of programmable chips that target high growth markets like autonomous driving as well as software makers Aspen Technology Inc. and Palo Alto Networks Inc., which help enterprise clients optimize operations and keep their networks secure from cyber threats.

Diversification in attractively priced companies with quality fundamentals across all sectors of the mid cap market is a key characteristic of the strategy. That broad coverage proved constructive as our holdings in consumer discretionary and information technology sectors participated during a strong run up for stocks in the first nine months of the year, while our more defensive holdings in consumer staples and utilities sector held up well during a turbulent fourth quarter. The market correction has driven many blue chip companies to their lowest valuations in several years, and we have a full pipeline of such stocks we are targeting for the strategy.

JNL Multi-Manager Mid Cap Fund Jackson National Asset Management, LLC (Unaudited)

Victory Capital Management Inc. (“Victory”)

At December 31, 2018, The Fund’s allocation to Victory was 35.5%.

The market experienced bouts of elevated volatility during the period as fears over trade policy, peak margins, moderating economic growth and potential for policy error weighed on sentiment. Specifically, for the strategy, stock selection was the key driver of relative performance while sector allocation modestly detracted. Sector allocation is a byproduct of the bottom-up stock selection process and not a result of top-down tactical decisions. Specifically, stock selection in financials, consumer discretionary, health care, consumer staples and real estate contributed to performance for the year. However, an underweight in real estate coupled with an overweight in consumer staples and health care partially offset the favorable impact from selection. Furthermore, an overweight in information technology was positive, but that was partially offset by unfavorable stock selection in the sector. The strategy’s cash position was also beneficial. Conversely, an underweight in utilities—one of the best performing sectors—was the largest detractor. Stock selection in the energy and industrials also detracted from relative performance.

JNL Multi-Manager Small Cap Growth Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Small Cap Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	-2.05%	1 Year	-1.77%
5 Year	5.25	5 Year	5.49
10 Year	13.17	10 Year	13.41

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Granahan Investment Management, Inc. and Victory RS Investments assumed portfolio management responsibility on September 28, 2015. Chicago Equity Partners was added as an additional Sub-Adviser on July 11, 2016. Kayne Anderson Rudnick Investment Management, LLC replaced LMCG Investments, LLC as a Sub-Adviser and assumed portfolio management responsibilities effective April 30, 2018.

Composition as of December 31, 2018:
Information Technology	28.0%
Health Care	19.0
Industrials	17.3
Consumer Discretionary	11.5
Financials	7.7
Communication Services	3.5
Consumer Staples	2.9
Materials	2.0
Energy	0.9
Real Estate	0.3
Utilities	0.1
Securities Lending Collateral	5.0
Other Short Term Investments	1.8
Total Investments	100.0%

JNL Multi-Manager Small Cap Growth Fund seeks to achieve its investment objective by investing in a variety of small cap growth strategies managed by unaffiliated investment managers (“Sub-Advisers”). Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

For the year ended December 31, 2018, JNL Multi-Manager Small Cap Growth Fund outperformed its benchmark by posting a return of -2.05% for Class A shares compared to -6.58% for the MSCI USA Small Growth Index (Gross).

The Fund delivered impressive relative returns amid a challenging year for U.S. small cap stocks. Granahan (+11.77%) delivered double-digit gains thanks to strong stock selection in beating the benchmark by more than 1,800 basis points. Kayne Anderson Rudnick (“KAR”) replaced LMCG Investment Management as a Sub-Adviser on April 30, 2018, and that sleeve was the other standout in beating the benchmark by nearly 900 basis points, with most of the outperformance coming after the transition to KAR. RS Investments (-7.20%) slightly underperformed while Chicago Equity (-11.91%) was the laggard of the group as their quantitative factor exposures struggled to hold up.

Chicago Equity Partners, LLC (“Chicago Equity”)

At December 31, 2018, the Fund’s allocation to Chicago Equity was 14.1%.

Stocks declined in 2018 due to uncertainty over trade, rising rates, and declining earnings expectations for 2019. While parts of the U.S. economy remain strong (2018 gross domestic product expected at just under 3%, unemployment rate remains under 4%, consumer spending strong), business confidence declined, as uncertainty over trade weighs on expectations.

The strategy underperformed in 2018, mostly due to weakness in the fourth quarter as investors shifted out of growth stocks and into value stocks. Growth stocks performed well the first three quarters of 2018, driven by good performance from momentum and growth factors. Then, as risk preference shifted starting early in the fourth quarter, momentum performed poorly as investors sold the winning stocks from earlier in the year. Overall, momentum and growth worked well until the fourth quarter, when quality factors came into focus as markets declined and risk aversion increased.

Expectations in 2019 are for risk aversion to continue, with an increased investor preference for stocks with quality balance sheets and lower volatility. It has been the strategy’s experience that the market rewards a broad set of fundamental factors often, which is why we consistently stick to our disciplined process.

Granahan Investment Management, Inc. (“Granahan”)

Granahan’s small cap advantage strategy invests in stocks of smaller growth oriented companies ranging from micro cap to mid cap. At December 31, 2018, the Fund’s allocation to Granahan was 26.8%.

Most equity markets worldwide had a tough year in 2018, and U.S. small caps were no exception. Amidst this backdrop, the Granahan Small Cap Advantage strategy sleeve posted strong gains for the year, aided by both style and execution.

In 2018, while all three lifecycles outperformed the overall benchmark, pioneer and core growth holdings drove the strategy’s performance.

Top performers represented four sectors and all three lifecycles. Core growth performers included SodaStream International Ltd., Axon Enterprise Inc., and Ensign Group Inc. Healthcare pioneer, Teladoc Health Inc., and special situation technology holding LivePerson Inc., rounded out the top five.

On the negative side, four of the five bottom detractors were from the special situation category: Invacare Corp., Titan Machinery Inc., Modine Manufacturing Co., and Weight Watchers International Inc. Technology pioneer Limelight Networks Inc. rounded out the bottom five contributors.

The year 2018 was jarring for investors, and such a jolt to the markets tends to create opportunities. We at Granahan are not complacent. We continue to seek investment opportunities in the small cap market with a keen focus on strict adherence to the investment process that underpins the

JNL Multi-Manager Small Cap Growth Fund Jackson National Asset Management, LLC (Unaudited)

strategy, including use of the lifecycle diversification tool, which allows us to uncover growth in all corners of the market and to capitalize on sentiment mispricing.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”)

From the period January 1, 2018 through April 30, 2018 LMCG Investment, LLC was Sub-Adviser of the strategy. LMCG was a small cap growth strategy that invested in common stocks and other equity securities of small cap companies. Despite pockets of volatility in the first quarter, the market had, by and large in this period, continued to focus on company fundamentals rather than macro events or stylistic factors. This was supportive for our strategy, generally speaking. These pockets of volatility also created opportunities for our strategy. Health care was our best sector overall, driven primarily by stock selection in biotechnology. Strong selection in software and semiconductors helped in information technology, along with our overweight to the sector. Underweights in real estate and energy also helped relative returns in the period. Stock selection in industrials and consumer discretionary (concentrated mainly in our media holdings) detracted from performance this quarter.

Effective April 30, 2018 KAR took over as Sub-Adviser of the strategy.

At December 31, 2018, the Fund’s allocation to KAR was 17.8%.

The strategy outperformed its benchmark during the period. The U.S. equity market generated positive returns in the second and third quarters, but those gains were largely wiped out by sharp selloffs during the fourth quarter amid heightened volatility. In this environment, the equity sleeve ended the period essentially flat, versus a middle single digit loss by the benchmark. Outperformance was driven largely by strong stock selection in consumer discretionary and producer durables, while gains were slightly offset by underweights in real estate investment trusts and utilities.

The global equity market has just closed a challenging quarter and year, with not much clarity into the future. A disconnect remains between the market and the U.S. Federal Reserve in projecting growth, and global trade conflicts persist. Some resolution around these issues could help bring about stability in the markets. With the meaningful price declines in various asset classes over the past three months, we anticipate it will take some time to restore confidence among investors and that companies will need to prove that they can deliver positive earnings growth even in a slower growth economy.

Victory RS Investments (“RS Investments”)

RS Investment’s custom growth strategy invests in small and mid-capitalization companies. As of December 31, 2018, the Fund’s allocation to RS Investments was 48.9%. RS slightly underperformed the MSCI USA Small Growth Index for the year. Positive contribution came from stock selection within information technology (“IT”), with positive results also coming from materials, health care and financial services. Stock selection in consumer discretionary and producer durables offset to that positive relative performance.

Within IT, contributors included RingCentral Inc. (“RingCentral”), a provider of software as a service solution for businesses to support modern communications. RingCentral’s outperformance was driven by strong execution, as the company reported revenue up 32% year over year with wide gross margins, leading to earnings that grew 46% year over year in the most recent quarter and easily beat expectations.

Within financial services, outperformance was driven by an investment in Euronet Worldwide Inc., a payment and transaction processing company that provides distribution solutions to financial institutions, retailers, service providers and individual consumers worldwide. The stock performed well in 2018, driven by a 29% increase in operating income as the company continues to execute.

Producer durables proved to be a challenging sector in 2018, driven by underperformance in holding Herc Holdings Inc. (“Herc”). Herc operates as an equipment rental supplier and was under significant pressure over concerns of a renewed industrial recession. Despite strong execution by Herc, highlighted by a 14% increase in Earnings Before Interest, Taxes, Depreciation and Amortization year over year, the stock sold off on fears earnings represented a cyclical peak.

JNL Multi-Manager Small Cap Value Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Small Cap Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	-14.77%	1 Year	-14.53%
5 Year	1.22	5 Year	1.44
10 Year	10.74	10 Year	10.96

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Congress Asset Management Company LLP, Chicago Equity Partners, LLC, Cooke & Bieler L.P. and Cortina Asset Management, LLC assumed portfolio management responsibility on September 28, 2015. WCM Investment Management, LLC replaced PPM America, Inc. as a Sub-Adviser and assumed portfolio management responsibilities effective August 13, 2018.

Composition as of December 31, 2018:
Financials	20.4%
Industrials	19.2
Consumer Discretionary	13.0
Information Technology	9.7
Real Estate	8.7
Health Care	6.0
Utilities	5.5
Materials	5.1
Energy	2.8
Consumer Staples	1.4
Communication Services	1.4
Securities Lending Collateral	4.5
Other Short Term Investments	2.3
Total Investments	100.0%

JNL Multi-Manager Small Cap Value Fund seeks to achieve its investment objective by investing in a variety of small cap value strategies managed by unaffiliated investment managers (“Sub-Advisers”). Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

For the year ended December 31, 2018, JNL Multi-Manager Small Cap Value Fund underperformed its benchmark by posting a return of -14.77% for Class A shares compared to -13.34% for the MSCI USA Small Value Index (Gross).

Three of the five Sub-Advisers underperformed the benchmark amid a challenging year for small-value equities. Cooke & Bieler (-11.69%) was the best performer in beating the benchmark by 166 basis points. In August, WCM Investment Management replaced PPM America as the fifth Sub-Adviser of the Fund and outperformed the benchmark by nearly 400 basis points through year end. On the negative side, Chicago Equity Partners (-16.73%) was the worst performer as their quantitative factor exposures failed to add to performance over the benchmark in the year. Congress (-16.26%) and Cortina (-15.92%) also underperformed by nearly 300 basis points each.

Congress Asset Management Company LLP (“Congress”)

At December 31, 2018, the Fund’s allocation to Congress was 17.3%.

Equity markets were dominated by uncertainty as 2018 drew to a close. The idyllic environment we enjoyed through September seems a distant memory even as spending, income and wages all increased more than 4% in November, a rare trifecta.

Stock selection was a key driver of our relative performance and was positive in real estate and industrials but negative in materials and energy. The best performing sector in the Russell 2000 Index was utilities which returned -2.3% followed by consumer staples which returned -14.2%. Positive stock selection in information technology sector was led by strong earnings from Tech Data Corp. and Finisar Corp. who received a takeover bid from II-VI Inc. Negative stock selection in materials and energy detracted from performance and was driven by Superior Energy Services Inc. and Matador Resources Co.

Looking ahead, as uncertainty and volatility came back to the forefront of investors’ concerns we are looking for opportunities to invest in well positioned companies whose shares do not accurately reflect intrinsic value.

Chicago Equity Partners, LLC (“Chicago Equity”)

At December 31, 2018, the Fund’s allocation to Chicago Equity was 25.7%.

Stocks declined in 2018 due to uncertainty over trade, rising rates, and declining earnings expectations for 2019. While parts of the U.S. economy remain strong (2018 gross domestic product expected at just under 3%, unemployment rate remains under 4%, consumer spending strong), business confidence declined, as uncertainty over trade weighs on expectations.

The strategy underperformed in 2018, due to weakness during the risk on second and third quarters.  In the second quarter, investors shifted from large cap stocks with greater exposure to trade wars into low quality, cheap small cap companies less impacted by trade. In the third quarter, as stocks hit new highs, investors overpaid for growth and value suffered. Overall, 2018 was a volatile year for equities and factors. Momentum and growth factors reversed throughout the year as risk preference shifted. Value factors were particularly weak, posting one of the worst calendar years of performance in almost three decades.

Expectations in 2019 are for risk aversion to continue, with an increased investor preference for stocks with quality balance sheets and lower volatility. It has been our experience that the market rewards a broad set of fundamental factors often, which is why we consistently stick to our disciplined process.

Cooke & Bieler, L.P. (“Cooke & Bieler”)

At December 31, 2018, the Fund’s allocation to Cooke & Bieler was 28.4%.

While sector allocation decisions contributed to the strategy’s excess return,

JNL Multi-Manager Small Cap Value Fund Jackson National Asset Management, LLC (Unaudited)

stock selection drove most of its positive relative result. The strategy benefitted from an underweight in energy and overweight in consumer discretionary, which more than offset the negative impact of an underweight in utilities and overweight in materials. Stock selection was particularly strong in the consumer discretionary and financials sectors. Top individual contributors included Helen of Troy Ltd., NOW Inc., Fox Factory Holding Corp., FirstCash Inc. and Malibu Boats Inc. Detractors included Schweitzer-Mauduit International Inc., Quanex Building Products Corp., Winnebago Industries Inc., Colfax Corp. and Air Lease Corp.

Among the major style indices, valuations for small cap value stocks contracted by the greatest margin in 2018. With the strategy trading at a discount to the Index, not only do we now view valuation as a likely positive factor in the absolute return equation, but we also remain confident in the strategy’s relative prospects in 2019.

Cortina Asset Management, LLC (“Cortina”)

At December 31, 2018, the Fund’s allocation to Cortina was 17.8%.

For 2018, the strategy’s defensive bias caused relative performance to lag in the first half of the year as the market continued towards new highs despite multiple indications of slowing economic trends in macroeconomic data and anecdotal evidence of slowing consumer demand for housing. While returns were negative for the full year, relative performance improved during the second half as equity markets recognized the developing slowdown and corrected sharply, particularly in the fourth quarter. From a relative performance standpoint, the strategy benefitted from holdings within consumer staples, utilities and real estate sectors, while allocations to financials and health care hindered the strategy’s results.

Our current outlook is that the data continue to indicate further softness in the economy to come. We expected the fourth quarter earnings reports to be generally decent but would be accompanied by disappointing outlooks. In an ideal world, the market will decline – we are buyers. We would repeat what we have stated before: value investing is episodic. In the face of market declines, should they occur, we expect to rotate capital away from our current overweight in utilities and into very inexpensive cyclicals, consumer companies, and, at the right price, energy companies.

WCM Investment Management, LLC (“WCM”)

From the period January 1, 2018 through August 13, 2018, PPM America, Inc. was Sub-Adviser of the strategy.

The strategy had underperformed the benchmark for the period, having significantly trailed the benchmark during the first quarter before recovering into the second quarter and onwards into July. Stock selection within consumer discretionary was the main detractor from performance with Tupperware Brands Corp. and Sketchers USA Inc. among the notable decliners. Performance of financials eventually became a detractor despite a strong first half of the year as a holding in asset manager Janus Henderson Group Plc struggled, offsetting positive results from the energy space.

Effective August 13, 2018, WCM took over as Sub-Adviser of the strategy.

At December 31, 2018, the Fund’s allocation to WCM was 10.8%.

Looking at attribution by sector, contributors to returns included strong stock selection in consumer discretionary and health care. Additionally, an overweighting in information technology and avoidance of the poor performing energy and materials aided performance against our benchmark.

The primary detractors from returns included our relative lack of real estate and utilities holdings, which were two of the best performing sectors in the benchmark. Stock selection in industrials, consumer staples and financials were minor detractors from returns.

We do not attempt to forecast macro events, as this seems a difficult and futile exercise. We are encouraged, however, at the valuation levels we see from a number of our strategy and elite list companies. As high quality, successful businesses get cheaper, we get more excited about the prospects for future returns.

We do not utilize derivatives as part of our investment process; accordingly, they were not used in our sleeve of the Fund during the above time period.

JNL/Neuberger Berman Strategic Income Fund Neuberger Berman Investment Advisers LLC (Unaudited)

JNL/Neuberger Berman Strategic Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-2.54%	1 Year	-2.12%
5 Year	2.69	5 Year	2.96
Since Inception	2.80	Since Inception	3.05
‡Inception date April 30, 2012
†Inception date April 30, 2012

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
U.S. Government Agency MBS	26.3%
Government Securities	20.4
Financials	13.3
Non-U.S. Government Agency ABS	10.4
Energy	5.4
Communication Services	4.2
Health Care	2.7
Information Technology	2.2
Industrials	2.2
Consumer Staples	1.9
Materials	1.9
Consumer Discretionary	1.5
Utilities	1.5
Real Estate	0.3
Other Short Term Investments	4.1
Securities Lending Collateral	1.7
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Neuberger Berman Strategic Income Fund underperformed its benchmark by posting a return of -2.54% for Class A shares compared to 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Throughout the year, the Fund maintained an emphasis on diversified exposure to spread sectors and a short duration position relative to its benchmark.

Security selection within U.S. investment grade credit and exposure to noninvestment grade credit were main detractors over the year. U.S. investment grade and noninvestment grade credit spreads widened over the fourth quarter, driven primarily by equity weakness and concerns stemming from select idiosyncratic events. The Fund’s duration underweight also negatively impacted performance, as U.S. rates rallied sharply in the fourth quarter after selling off for most of 2018. Exposure to hard currency emerging market debt further detracted, as global growth concerns and geopolitical risk factors weighed heavily on the sector in the second half of the year.

Over the year, the Fund reduced its exposure to floating rate bank loans and non-agency mortgage-backed securities; a decision driven primarily by valuations and some structural concerns within the sectors. The Fund selectively added exposure to hard currency emerging market debt, investment grade credit, asset-backed securities and credit risk transfers; decisions centered chiefly on relative value assessments.

The Fund selectively utilized U.S. Treasury futures, interest rate futures and interest rate swaps throughout the year to help manage the duration and curve exposure of the Fund.

The investment objective of the Fund over the year, and going forward, remains consistent with its prospectus objective: to seek high current income with a secondary objective of long term capital appreciation.

JNL/Oppenheimer Emerging Markets Innovator Fund OppenheimerFunds, Inc. (Unaudited)

JNL/Oppenheimer Emerging Markets Innovator Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-22.44%	1 Year	-22.25%
Since Inception	-2.07	Since Inception	-13.88
‡Inception date April 27, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Consumer Discretionary	21.9%
Information Technology	20.0
Health Care	15.8
Financials	12.6
Industrials	10.5
Consumer Staples	7.5
Materials	2.3
Real Estate	1.0
Other Short Term Investments	5.4
Securities Lending Collateral	3.0
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Oppenheimer Emerging Markets Innovator Fund underperformed its benchmark by posting a return of -22.44% for Class A shares compared to -13.11% for the MSCI Emerging Markets Mid Cap Index (Net).

The Fund’s underperformance versus the benchmark stemmed largely from stock selection in consumer discretionary, information technology and materials. The Fund outperformed in real estate, due to our underweight position.

After a year of extraordinary outperformance in 2017, emerging market (“EM”) equities have been challenged in 2018. This year has brought heightened anxiety about a trade war with China, concerns about the outcome of pivotal elections, and a shifting monetary policy landscape.

Top performing stocks for the Fund this period included Fila Korea Ltd. (“Fila Korea”), Celltrion Inc. (“Celltrion”), and Linx SA (“Linx”). We expect to see continued growth from Fila Korea as they continue reviving the brand through collaborative efforts. Celltrion was among the first companies to get European or U.S. Food and Drug Administration approvals for its versions of blockbuster biologic drugs. Linx nearly doubled its share price in the fourth quarter as the company benefited from both an improved optimism around Brazil’s retailing industry after the presidential election, as well as from its recently announced FinTech Acquisition Corp. III initiatives.

The top detractors from Fund performance included My EG Services Bhd (“My EG”), AAC Technologies Holdings Inc. (“AAC Technologies”), and Beauty Community PCL (“Beauty Community”). My EG was our biggest single detractor in the second quarter of 2018 on the back of rumors that the company was too closely aligned with the defeated Najib Razak government. Beauty Community is a Thai skincare and cosmetics company. Between 25% to 35% of sales are from China. Beauty Community’s sell down in the fourth quarter of 2018 was due to slower growth in Chinese tourists visiting Thailand and the announcement by the Chinese government that it will limit travelers’ ability to buy foreign products and import them into China to sell. Long term we believe that demand for Beauty Community’s products will continue to ramp up. AAC Technologies is an electronic components company with a leading business in acoustics and haptics for smart devices. AAC Technologies has come under pressure as the iPhone 8 release was weaker than expected and as rising competition in Apple’s supplier market heats up. AAC Technologies continues to grow its customer base in the Android market, which we believe should help offset sluggish iPhone sales. The EM universe has changed. It now provides investors with more choices and allows them to be better positioned for structural growth. This evolution has not been fully captured by the indices, which are market cap weighted and, therefore, backward looking.

JNL/Oppenheimer Global Growth Fund Oppenheimer Funds, Inc. (Unaudited)

JNL/Oppenheimer Global Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	-13.21%	1 Year	-12.97%
5 Year	4.58	5 Year	4.81
10 Year	10.89	10 Year	11.11

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Information Technology	20.5%
Industrials	15.5
Consumer Discretionary	14.8
Health Care	14.5
Financials	13.5
Communication Services	12.4
Consumer Staples	4.1
Real Estate	2.1
Energy	0.7
Securities Lending Collateral	1.1
Other Short Term Investments	0.8
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Oppenheimer Global Growth Fund underperformed its benchmark by posting a return of -13.21% for Class A shares compared to -9.42% for the MSCI All Country World Index (Net).

Volatility returned to global equity markets in 2018, as trade tariffs, rising interest rates, and politics, yielded a challenging environment. Against this backdrop, the Fund underperformed its benchmark. The most significant underperforming sectors for the Fund were health care, financials, consumer discretionary, and real estate. The Fund outperformed its benchmark in information technology due to stock selection and in materials, where we have no exposure.

Top contributors to performance this period included Adobe Inc. (“Adobe”), Intuit Inc. (“Intuit”), and Kering SA (“Kering”). Adobe has risen by more than fourfold over the last five years as they have made a major shift to a subscription based economic model. This model is preferred by many customers as it offers no meaningful upfront costs, license flexibility, and seamless updates. Intuit’s small business and tax platforms, QuickBooks and TurboTax, continued to gain share. Kering continued the resurgence in its operations, which began in the middle of 2016. Gucci Group NV’s resurgence as a desirable brand has driven significant growth in sales and profits, and we believe it remains relevant for future growth as well. The most significant detractors from performance this period included JD.com Inc. (“JD.com”), Citigroup Inc. (”Citigroup”), and Facebook Inc. (“Facebook”). JD.com has had a difficult year. As the number two player in Chinese e-commerce, we believe it has immense long term potential. However, it has struggled to become consistently profitable, as it has been investing in the future. Citigroup, along with bank shares generally, underperformed in the fourth quarter of 2018 as the U.S. yield curve flattened, which impacts bank profitability negatively. Facebook has been weak this year, with the Cambridge Analytica controversy in the spring and lowered guidance following its second quarter earnings report. Despite this, we find appeal in the shares and see no reason to alter our thinking about its long term potential.

Our Fund continues to be centered around a collection of structural growth themes where we can invest in deeply advantaged companies. We used the volatility of recent months as an opportunity to add to many of our names that were down significantly.

JNL/PIMCO Income Fund Pacific Investment Management Company LLC (Unaudited)

JNL/PIMCO Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-0.11%	1 Year	0.20%
Since Inception	0.46	Since Inception	0.79
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Non-U.S. Government Agency ABS	23.8%
Financials	16.1
Government Securities	15.4
U.S. Government Agency MBS	13.2
Communication Services	3.2
Consumer Discretionary	2.5
Information Technology	1.9
Health Care	1.8
Industrials	1.7
Energy	1.5
Real Estate	1.4
Consumer Staples	0.2
Materials	0.1
Utilities	0.1
Other Equity Interests	-
Other Short Term Investments	17.1
Net Long (Short) Investments	100.0%

For the year ended December 31, 2018, JNL/PIMCO Income Fund underperformed its benchmark by posting a return of -0.11% for Class A shares compared to 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index.

2018 was characterized by a challenging market environment that featured higher yields and lower equities as volatility rose. Sustained U.S. China trade tensions and geopolitical turmoil weighed on risk sentiment, contributing to wider credit spreads and weakness in emerging market assets; declining oil prices suppressed global inflation expectations. Fears of monetary policy overtightening further waned investor confidence as the U.S. Federal Reserve continued to raise rates on its path toward policy normalization. Meanwhile, the U.S. Dollar strengthened amid divergent growth momentum and central bank activity between the U.S. and other developed regions.

Interest rate strategies were negative for overall returns, particularly short exposure to Japanese duration as long term yields modestly decreased through the year. This was partially offset by an allocation to Australian duration and exposure to the U.S. cash rate amid broader yield curve flattening. A long U.S. Dollar bias versus select developed market currencies added to performance, whereas tactical exposures to emerging market currencies, including the Argentine Peso and Russian Ruble detracted from performance, as the U.S. Dollar rallied.

Within spread strategies, exposures to investment grade and high yield corporate credit, as well as U.S. Dollar denominated emerging market debt, were negative for performance, as spreads ended the year wider. However, select holdings of securitized products, specifically non-agency mortgage-backed securities, contributed to performance.

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s overall duration positioning, which was negative for returns, was partly facilitated through the use of interest rate swaps and futures. Additionally, the Fund’s exposure to the U.S. cash rate, implemented in part through the use of options, was additive to performance. The Fund's overall corporate exposure, which was negative for performance, was partially obtained via the use of credit default swaps and swaptions. The Fund’s long U.S. Dollar positioning against select developed market currencies, partly achieved through currency forward agreements, was positive for performance.

JNL/PIMCO Real Return Fund Pacific Investment Management Company LLC (Unaudited)

JNL/PIMCO Real Return Fund

Average Annual Total Returns
Class A		Class I
1 Year	-2.23%	1 Year	-1.95%
5 Year	1.19	5 Year	1.40
10 Year	3.96	10 Year	4.20

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Government Securities††	74.6%
U.S. Government Agency MBS	9.5
Non-U.S. Government Agency ABS	6.1
Financials	3.4
Communication Services	0.7
Utilities	0.7
Industrials	0.4
Energy	0.4
Consumer Staples	0.3
Information Technology	0.3
Consumer Discretionary	0.2
Real Estate	0.1
Other Short Term Investments	3.3
Securities Lending Collateral	-
Total Investments	100.0%

††The Fund's weightings in TIPS was 73.6% of net investments

For the year ended December 31, 2018, JNL/PIMCO Real Return Fund underperformed its benchmark by posting a return of -2.23% for Class A shares compared to -1.26% for the Bloomberg Barclays U.S. TIPS Index.

2018 was characterized by a challenging market environment that featured higher yields and lower equities as volatility rose. Sustained U.S. China trade tensions and geopolitical turmoil weighed on risk sentiment, contributing to wider credit spreads and weakness in emerging market assets; declining oil prices suppressed global inflation expectations. Fears of monetary policy overtightening further waned investor confidence as the U.S. Federal Reserve continued to raise rates on its path toward policy normalization. Meanwhile, the U.S. Dollar strengthened amid divergent growth momentum and central bank activity between the U.S. and other developed regions.

An overweight to U.S. breakeven inflation levels (the difference between nominal and real yields) detracted from relative performance as inflation expectations contracted through the year. This was partially offset by short exposure to French breakevens, as long term inflation expectations in the region fell. Nominal interest rate strategies in the UK were negative for overall returns.

Allocations to U.S. Dollar denominated emerging market (“EM”) debt and financial corporates detracted from performance as spreads widened, while select exposure to residential mortgage-backed securities added. A long U.S. Dollar bias against select developed market currencies, specifically the Australian and Canadian Dollars, contributed to performance as those currencies depreciated. However, exposure to a basket of high carry EM currencies, including the Argentine and Colombian Pesos, was negative for Fund returns.

Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s exposure to U.S. interest rates, which was negative for returns, was partly facilitated through the use of interest rate swaps, options, and futures. Additionally, the Fund’s exposure to French rates, which contributed to performance, was also implemented partially via interest rate swaps, options and futures. The Fund's overall corporate exposure, which was negative for performance, was partially obtained via the use of credit default swaps and swaptions. The Fund’s long U.S. Dollar positioning against the Australian and Canadian Dollars, was partly achieved through forward foreign currency contracts and ultimately contributed to performance.

JNL/PPM America Floating Rate Income Fund PPM America, Inc. (Unaudited)

JNL/PPM America Floating Rate Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-1.02%	1 Year	-0.82%
5 Year	1.96	5 Year	N/A
Since Inception	2.82	Since Inception	0.10
‡Inception date January 01, 2011
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Consumer Discretionary	22.1%
Health Care	13.6
Information Technology	13.4
Industrials	11.8
Financials	10.6
Materials	9.8
Communication Services	6.5
Consumer Staples	4.4
Energy	2.6
Real Estate	1.3
Utilities	1.2
Non-U.S. Government Agency ABS	0.2
Investment Companies	0.1
Warrants	-
Other Equity Interests	-
Other Short Term Investments	2.4
Total Investments	100.0%

For the year ended December 31, 2018, JNL/PPM America Floating Rate Income Fund underperformed its primary benchmark by posting a return of -1.02% of Class A shares compared to 0.44% for the S&P/LSTA Leveraged Loan Index. The Fund’s individual security selection within single B and BB loans detracted from performance for the year. In addition, the Fund’s modest exposure to high yield bonds detracted from performance.

Positioning among asset class types shifted slightly with the biggest change being a decrease in the corporate bonds position. At the beginning of the year, the Fund held roughly 91% corporate loans, 4% corporate bonds, and 4% cash, which migrated to 93%, 2%, and 5%, respectively, by the end of the year. The Fund was well diversified among industries at year end with the top five segments representing 42% of total investments.

In our view, the economic story through 2018 continued to be relatively solid, especially in the first half of 2018, although there were some signs of slowing. Into 2019, we find that jobs numbers remain solid, inflation is under control, earnings are encouraging and defaults are low. We also believe that the market selloff seen in the last quarter of 2018 has been driven by outsized fund flows rather than an underlying change in fundamentals. Risks to our outlook remain consistent with 2018. A global growth slowdown and growing European/Brexit headwinds could cause difficulty, and any slowdown could be potentially exacerbated by trade and tariff policy. Central banks also remain a risk, with the market pricing fewer hikes and potential rate cuts from the U.S. Federal Reserve in 2019.

JNL/PPM America High Yield Bond Fund PPM America, Inc. (Unaudited)

JNL/PPM America High Yield Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	-5.30%	1 Year	-5.06%
5 Year	2.12	5 Year	2.34
10 Year	9.53	10 Year	9.75

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Communication Services	14.6%
Consumer Discretionary	14.0
Energy	13.1
Health Care	10.8
Financials	10.7
Materials	8.1
Industrials	4.4
Consumer Staples	4.3
Information Technology	2.8
Investment Companies	1.6
Real Estate	1.6
Utilities	1.3
Government Securities	0.6
Non-U.S. Government Agency ABS	0.6
Other Equity Interests	-
Securities Lending Collateral	10.0
Other Short Term Investments	1.5
Total Investments	100.0%

For the year ended December 31, 2018, JNL/PPM America High Yield Bond Fund underperformed its benchmark by posting a return of -5.30% compared to -2.26% for ICE Bank of America Merrill Lynch High Yield Master II Constrained Index.

The Fund’s allocation to common stocks and energy sector bonds were the largest detractors from relative return while the Fund’s allocation to corporate loans and consumer sector bonds were the largest contributors for the year. Approximately 1% of the Fund was an exchange traded fund that is a proxy for the high yield (“HY”) market and held by the fund for cash management purposes. The Fund uses futures to manage duration.

Positioning among sectors and credit quality varied somewhat throughout the year. At the beginning of the year, the Fund held approximately 83% in corporate bonds, 5% in bank loans and 7% in common stocks, which migrated to 87%, 5% and 4%, respectively, by year end. The average rating at year end 2018 of investment grade was the same for year end 2017. The Fund was well diversified among industries at year end with the top five segments representing 55% of total investments.

We expect economic and earnings growth to slow from 2018’s brisk pace but to remain positive and supportive for HY performance in 2019. The HY market does not have 2008 level imbalances, and we do not believe leverage is extended for most of the market. We find defaults remain quite low and, while the distress ratio has increased, it is still below long term averages. We expect issuance to remain low. The HY market experienced significant outflows in 2018, but investors could reverse course given currently elevated yields are around 8%. Risks to our outlook include a sharper economic and profit slowdown, potentially exacerbated by trade disputes. Further declines in commodity prices are also a risk. Central banks are a concern, with the market pricing fewer hikes and potential rate cuts from the U.S. Federal Reserve in 2019.

JNL/PPM America Mid Cap Value Fund PPM America, Inc. (Unaudited)

JNL/PPM America Mid Cap Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	-20.10%	1 Year	-19.84%
5 Year	3.04	5 Year	3.29
10 Year	12.93	10 Year	13.18

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	22.5%
Consumer Discretionary	16.6
Industrials	10.5
Information Technology	9.8
Materials	8.6
Energy	8.1
Health Care	6.2
Utilities	5.8
Consumer Staples	4.4
Communication Services	2.6
Real Estate	1.5
Securities Lending Collateral	3.0
Other Short Term Investments	0.4
Total Investments	100.0%

For the year ended December 31, 2018, JNL/PPM America Mid Cap Value Fund underperformed its primary benchmark by posting a return of -20.10% for Class A shares compared to -11.35% for the MSCI USA Mid Cap Value Index (Gross). The Fund underperformed its other benchmark return of -9.37% for the MSCI USA Mid Cap Index (Gross).

Positive security selection influences on relative performance included names in consumer discretionary (Helen of Troy Ltd. up 36.2% and Macy’s Inc. up 23.7%) and health care (LifePoint Health Inc. up 29.5%). Negative security selection influences on relative performance included names in energy (Superior Energy Services Inc. down 65.2% and Patterson-UTI Energy Inc. down 54.6%) and financials (Bank OZK down 52.0%).

Positive sector influences on relative performance included an overweight position in information technology (“IT”). Negative sector influences on relative performance included underweight positions in utilities and real estate.

Positions added to the Fund during the year included AES Corp., Huntsman Corp., Berry Global Group Inc., Regency Centers Corp., Leidos Holdings Inc., and Sterling Bancorp Inc. Positions sold included Owens & Minor Inc., Cognizant Technology Solutions Corp., CSRA Inc., Hill-Rom Holdings Inc., Esterline Technologies Corp., Olin Corp., Steelcase Inc., and LifePoint Health Inc.

Relative to the primary benchmark during the year, the Fund’s overweight positions in consumer discretionary and consumer staples increased, while the overweight positions in energy, industrials, health care, IT, and materials decreased. The Fund’s underweight positions in communication services (formerly telecommunication services) and real estate increased, while the underweight position in utilities decreased. The underweight position in financials at year end 2017 is now an overweight position at year end 2018.

We see the U.S. equity market environment as supportive going into 2019, though trade remains a significant wild card. Following the correction in the fourth quarter, equity market valuations and earnings growth expectations have been reset near long term averages. Although late cycle fears persist, consensus expectations are for only a slight moderation in the economic growth seen in 2018. In our view, it appears that a recession is unlikely in 2019, but we would expect increased market volatility amid tariff and trade uncertainty, as well as U.S. Federal Reserve (“Fed”) overtightening fears. Fed policy was less accommodative in 2018. Going forward, the pace of monetary policy could be more dovish than expected if benign inflation expectations continue despite the much improved labor market. Overall, we remain optimistic going into 2019.

JNL/PPM America Small Cap Value Fund PPM America, Inc. (Unaudited)

JNL/PPM America Small Cap Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	-20.17%	1 Year	-19.94%
5 Year	4.52	5 Year	5.16
10 Year	12.43	10 Year	12.88

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	19.5%
Industrials	17.9
Information Technology	16.8
Consumer Discretionary	14.0
Energy	8.8
Health Care	6.5
Materials	4.9
Communication Services	2.6
Consumer Staples	2.6
Utilities	2.1
Real Estate	2.1
Securities Lending Collateral	1.8
Other Short Term Investments	0.4
Total Investments	100.0%

For the year ended December 31, 2018, JNL/PPM America Small Cap Value Fund underperformed its benchmark by posting a return of -20.17% for Class A shares compared to -12.64% for the S&P 600 Value Index.

The Fund’s underperformance relative to the S&P 600 Value Index was attributed to both individual security selection and the related sector allocation as a result of the Fund’s bottom-up security selection process.

Positive security selection influences on relative performance included names in utilities (PNM Resources Inc. up 4.4%) and materials (Steel Dynamics Inc. (“Steel Dynamics”) up 9.8%). Negative security selection influences on relative performance included names in financials (Janus Henderson Group Plc down 43.2%) and consumer discretionary (Tupperware Brands Corp. down 46.0%).

Positive sector influence on relative performance included sector positioning in real estate and health care. Negative sector influence on relative performance included an overweight position in energy.

Positions added to the Fund during the year included Diamond Offshore Drilling Inc. and Electronics for Imaging Inc. Positions sold included Spirit AeroSystems Holdings Inc., American Financial Group Inc., Steel Dynamics, Superior Industries International Inc., and LifePoint Health Inc.

Relative to the benchmark during the year, the Fund’s overweight position in energy increased, while the overweight positions in health care, information technology, and consumer discretionary decreased. The Fund’s underweight positions in industrials, consumer staples and financials increased during the year, while the underweight positions in utilities, materials, and real estate decreased. The underweight position in communication services at year end 2017 is now an overweight position at year end 2018.

We see the U.S. equity market environment as supportive going into 2019, though trade remains a significant wild card. Following the correction in the fourth quarter, equity market valuations and earnings growth expectations have been reset near long term averages. Although late cycle fears persist, consensus expectations are for only a slight moderation in the economic growth seen in 2018. In our view, it appears that a recession is unlikely in 2019, but we would expect increased market volatility amid tariff and trade uncertainty, as well as U.S. Federal Reserve (“Fed”) overtightening fears. Fed policy was less accommodative in 2018. Going forward, the pace of monetary policy could be more dovish than expected if benign inflation expectations continue despite the much improved labor market. Overall, we remain optimistic going into 2019.

JNL/PPM America Total Return Fund PPM America, Inc. (Unaudited)

JNL/PPM America Total Return Fund

Average Annual Total Returns
Class A		Class I†
1 Year	-1.23%	1 Year	-0.97%
5 Year	2.68	5 Year	N/A
10 Year	6.50	10 Year	N/A
		Since Inception	-0.17
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
U.S. Government Agency MBS	24.0%
Government Securities	17.3
Financials	15.9
Non-U.S. Government Agency ABS	11.9
Energy	4.5
Utilities	4.3
Health Care	3.9
Communication Services	3.6
Industrials	3.1
Materials	2.9
Consumer Staples	2.8
Consumer Discretionary	2.4
Information Technology	1.2
Real Estate	0.6
Securities Lending Collateral	0.8
Other Short Term Investments	0.8
Total Investments	100.0%

For the year ended December 31, 2018, JNL/PPM America Total Return Fund underperformed its benchmark by posting a return of -1.23% for Class A shares compared to 0.01% for the Bloomberg Barclays U.S Aggregate Bond Index. The Fund’s overweight allocation to agency-backed securities (“ABS”) and security selection within commercial mortgage-backed securities were the primary contributors to relative return. The Fund’s security selection and overweight allocation to investment grade (“IG”) corporate bonds was the primary detractor to relative return for the year. The Fund uses futures to manage duration.

Positioning among sectors was stable during the year with a slight increase in mortgage-backed securities, 21% to 26%, and a decrease in ABS, 9% to 7%. The Fund was well diversified among industries at year end with the top five segments representing 64% of total investments.

We believe IG market fundamentals remain constructive. The U.S. is expected to grow at 2.5% in 2019, while areas of concern (e.g. housing) are a small portion of overall gross domestic product. Earnings will likely slow down without the initial boost from tax reform, but large caps are still expected to grow around 8%. We started to add IG corporate bonds in the fourth quarter as yield spreads became more attractive, and we may add further in the first quarter of 2019 if a heavy primary calendar widens spreads further.

JNL/PPM America Value Equity Fund PPM America, Inc. (Unaudited)

JNL/PPM America Value Equity Fund

Average Annual Total Returns
Class A		Class I
1 Year	-14.12%	1 Year	-13.85%
5 Year	4.29	5 Year	4.53
10 Year	12.40	10 Year	12.62

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	24.8%
Health Care	15.4
Information Technology	12.1
Energy	9.8
Consumer Discretionary	9.5
Industrials	9.1
Communication Services	6.4
Consumer Staples	5.0
Utilities	3.3
Materials	3.2
Securities Lending Collateral	0.9
Other Short Term Investments	0.5
Total Investments	100.0%

For the year ended December 31, 2018, JNL/PPM America Value Equity Fund underperformed its benchmark by posting a return of -14.12% of Class A shares compared to -8.97% for the S&P 500 Value Index.

The Fund’s underperformance relative to the S&P 500 Value Index can be attributed to both individual security selection and the related sector allocation as a result of the Fund’s bottom-up security selection process.

Positive security selection influences on relative performance included names in information technology (“IT”) (Microsoft Corp. up 20.8% and CSRA Inc. up 38.6%) and industrials (not holding General Electric Co. down 55.4%). Negative security selection influences on relative performance included names in financials (Bank OZK down 52.0% and Lincoln National Corp. down 32.0%) and energy (Halliburton Co. down 44.6%).

Positive sector influence on relative performance primarily included overweight positions in IT and health care. Negative sector influence on relative performance primarily included an underweight position in utilities.

Positions added to the Fund during the year included CVS Health Corp., Berry Global Group Inc., Leidos Holdings Inc., Alliance Data Systems Corp., AES Corp., and Vistra Energy Corp. Positions sold included Cognizant Technology Solutions Corp., HP Inc., Lockheed Martin Corp., CSRA Inc., and Diamond Offshore Drilling Inc.

Relative to the benchmark during the year, the Fund’s overweight position in health care, financials, and energy increased, while the overweight positions in consumer discretionary decreased. The overweight positions in IT and industrials at year end 2017 are now underweight positions at year end 2018. The Fund’s underweight positions in consumer staples, utilities, real estate, and materials decreased. The underweight position in communication services at year end 2017 is now an overweight position at year end 2018.

We see the U.S. equity market environment as supportive going into 2019, though trade remains a significant wild card. Following the correction in the fourth quarter, equity market valuations and earnings growth expectations have been reset near long term averages. Although late cycle fears persist, consensus expectations are for only a slight moderation in the economic growth seen in 2018. In our view, it appears that a recession is unlikely in 2019, but we would expect increased market volatility amid tariff and trade uncertainty, as well as U.S. Federal Reserve (“Fed”) overtightening fears. Fed policy was less accommodative in 2018. Going forward, the pace of monetary policy could be more dovish than expected if benign inflation expectations continue despite the much improved labor market. Overall, we remain optimistic going into 2019.

JNL/S&P Funds Standard & Poor’s Investment Advisory Services LLC (Unaudited)

JNL/S&P Competitive Advantage Fund

Composition as of December 31, 2018:
Consumer Discretionary	31.5%
Information Technology	30.6
Industrials	18.6
Consumer Staples	7.0
Health Care	5.3
Communication Services	1.0
Materials	0.8
Securities Lending Collateral	4.9
Other Short Term Investments	0.3
Total Investments	100.0%

For the year ended December 31, 2018, JNL/S&P Competitive Advantage Fund outperformed its benchmark by posting a return of -2.69% for Class A shares compared to -4.38% for the S&P 500 Index.

Return on invested capital (“ROIC”), one of the main factors in the selection process, was a strong contributor of outperformance in 2018. While investors did not show a strong preference for stocks with higher ROIC versus those in the median, investors strongly avoided stocks with below average ROIC in the S&P 500 Index. This general avoidance in the broader market, combined with the multiple factor selection process, contributed to the outperformance of the fund. Stocks that ranked in the top 20% for ROIC in the Fund contributed to the vast majority of the outperformance.

Throughout the year the fund maintained a significant overweight in consumer discretionary. This overweight has been present in the Fund since 2009. We see potential for continued consumer spending growth. We expect potential wage growth, tax reform, and the wealth effect all to contribute to sustained healthy consumer spending.

Netflix Inc., O'Reilly Automotive Inc., and Costco Wholesale Corp. were among the top performers for the year.

Nvidia Corp., Capri Holdings Ltd., and Skyworks Solutions Inc. were the worst performers on a total return basis for the year.

The Fund has displayed an average ROIC well above that of the S&P 500 Index. Historically, companies with higher ROIC have shown a tendency to be more resilient to economic recessions and less sensitive to overall broad market corporate earnings growth.

The turnover in names for the 2018 tri-rebalance was comparable to its historical average. The number of stocks in the Fund went from 40 to 45, with 17 new buys and 12 sells across three rebalances during the course of the year.

JNL/S&P Dividend Income & Growth Fund

Composition as of December 31, 2018:
Communication Services	9.8%
Real Estate	9.6
Utilities	9.5
Consumer Staples	9.1
Materials	8.6
Health Care	8.5
Energy	8.5
Information Technology	8.3
Industrials	8.2
Financials	8.1
Consumer Discretionary	7.0
Securities Lending Collateral	4.8
Other Short Term Investments	-
Total Investments	100.0%

For the year ended December 31, 2018, JNL/S&P Dividend Income & Growth Fund underperformed its benchmark by posting a return of -5.31% for Class A shares compared to -4.38% for the S&P 500 Index.

Defensive high yielding companies were neither strong outperformers nor underperformers overall during the full year. While they were highly out of favor the first three quarters of 2018, they rebounded strongly in the fourth quarter. High dividend yielding stocks do not typically outperform in a rising interest rate environment, but the market carnage seen in the fourth quarter sent investors flying to dividend safety the last three months of the year. This led to the fund slightly underperforming after fees for the year.

WW Grainger Inc., CME Group Inc., and Eli Lilly & Co. were the top performers on a total return basis for the year.

General Electric Co., Principal Financial Group Inc., and Invesco Ltd. were the worst performers on a total return basis for the year.

The Fund is comprised of companies with higher than average credit ratings from S&P Global Ratings and S&P Quality Rankings. The Fund tends to hold large companies with a long history of steady earnings and dividend growth. In addition, this strategy tends to generate a Fund with an average dividend yield well above that of the S&P 500 Index. The Fund strategy continued its more-defensive positioning versus the S&P 500 Index.

The turnover in names for the 2018 tri-rebalance was slightly below its historical average. The number of stocks in the portfolio stayed at 47, with 16 new buys and 16 sells across three rebalances during the course of the year.

The Fund allocates to 11 sectors equally at each rebalance so sector exposures were similar to the prior year. The strategy selects 33 stocks, three from each of the 11 S&P 500 Index sectors at each rebalance.

JNL/S&P International 5 Fund

Composition as of December 31, 2018:
Financials	19.9%
Industrials	16.2
Consumer Discretionary	12.9
Materials	11.5
Information Technology	6.6
Communication Services	6.5
Consumer Staples	5.9
Utilities	5.9
Energy	5.8
Real Estate	4.5
Health Care	2.1
Rights	-
Securities Lending Collateral	1.8
Other Short Term Investments	0.4
Total Investments	100.0%

For the year ending December 31, 2018, JNL/ S&P International 5 Fund underperformed its benchmark by posting a return of -15.48% for Class A shares compared to -13.65% for the S&P Developed ex-U.S. Large MidCap Index.

International markets lagged U.S. equities during the first half of the year as the anticipated 2018 global expansion fizzled out. Trade tensions between the U.S. and the rest of the world further compounded the international underperformance.

Canada, the Middle East and Asia Pacific Ex-Japan sub strategies all contributed positively to relative performance of the Fund as all three outperformed their regional benchmarks. Canada contributed the most as it had the largest outperformance relative to the benchmark index.

Europe and Japan sub-strategies underperformed their relative regions for the year, dragging the Fund’s overall performance down.

Samsung Electronics Co. Ltd., Banco Santander SA, and Daiichi Sankyo Co. Ltd. were the top performers on a total return U.S. Dollar basis for the year.

Covestro AG, Valeo SA, and Royal Mail Plc were the worst performers on a total return U.S. Dollar basis for the year.

The turnover in names during the 2018 rebalance was comparable to historical levels. The Fund reset the regional sub strategy exposures to the relative market cap weight in the benchmark. Relative outperformance to the regional benchmarks had resulted in overweights to Canada, the Middle East, and Asia Pacific Ex-Japan.

JNL/S&P Funds Standard & Poor’s Investment Advisory Services LLC (Unaudited)

JNL/S&P Intrinsic Value Fund

Composition as of December 31, 2018:
Consumer Discretionary	31.8%
Information Technology	21.3
Health Care	17.2
Consumer Staples	8.1
Communication Services	7.4
Real Estate	3.7
Materials	3.1
Industrials	2.2
Energy	2.0
Utilities	1.3
Securities Lending Collateral	1.2
Other Short Term Investments	0.7
Total Investments	100.0%

For the year ended December 31, 2018, JNL/S&P Intrinsic Value Fund underperformed its benchmark by posting a return of -5.82% for Class A shares compared to -4.38% for the S&P 500 Index.

Value focused strategies such as intrinsic value underperformed for much of 2018. Free cash flow (“FCF”) yield, one of the main selection criteria factors, was not a main driving factor of performance for much of year in the S&P 500 benchmark.

While companies ranked among the highest 20% for FCF yield in the S&P 500 Index were the largest weight in the fund and had a large positive contribution to performance, it was not enough to overcome the negative contribution from underweighting higher valuation growth stocks.

Health care and information technology were large detractors during the year. This concentrated underperformance was driven by overweighting value stocks versus higher performing growth stocks within those sectors.

Discovery Inc., Macy's Inc., and Twenty-First Century Fox Inc. were the top performers on a total return basis for the year.

Capri Holdings Ltd., DXC Technology Co., and Hanesbrands Inc. were the worst performers on a total return basis for the year.

The Fund is comprised of companies with higher than average FCF yield. These companies tend to generate strong cash flow in excess of capital requirements and therefore are more likely to be able to finance growth, provide dividends, withstand earnings contractions and repurchase shares.

The turnover in names for the 2018 tri-rebalance was above its historical average. The number of stocks in the portfolio went from 45 to 57, with 31 new buys and 19 sells across three rebalances during the year.

JNL/S&P Mid 3 Fund

Composition as of December 31, 2018:
Consumer Discretionary	41.0%
Financials	9.8
Industrials	8.5
Information Technology	8.1
Materials	7.0
Real Estate	6.4
Consumer Staples	4.5
Health Care	3.1
Communication Services	2.6
Securities Lending Collateral	8.6
Other Short Term Investments	0.4
Total Investments	100.0%

For the year ending December 31, 2018, JNL/S&P Mid 3 Fund underperformed its benchmark by posting a return of -15.23% for Class A shares compared to -11.08% for the S&P MidCap 400 Index.

The Fund is a blend of three independent sub strategies that seek attractive companies based on free cash flow yields, equity yields and cash flow profitability. These three strategies are blended to seek appreciation in a variety of market conditions.

The Fund lagged its benchmark for most of 2018. Two of the three sub strategies, the S&P Mid Intrinsic Value (-19.48%) and S&P Mid Total Equity Yield (-13.38%), underperformed while the S&P Mid Competitive Advantage sub strategy (-8.69%) outperformed, partially offsetting the other two strategies.

Bioverativ Inc., Dillards Inc., and Boston Beer Co. Inc. were the top performers on a total return basis for the year.

Thor Industries Inc., Michaels Store Inc., and Pitney Bowes Inc. were the worst performers on a total return basis for the year.

Real estate, industrials, health care, and the new sector communication services had the biggest impact on overall underperformance. Poor stock selection resulted in negative performance for real estate and communication services, while a significant overweight to industrials and underweight to health care were detractors. Strong stock selection in industrials prevented it from being the worst contributing sector, along with the underweights to information technology and energy.

The turnover in names for the 2018 rebalances was in line with expectations in averaging 28% name turnover per quarterly rebalance. The Fund held constant the number of names in the fund at 74, with an average of 21 names replaced each quarterly rebalance.

JNL/S&P Total Yield Fund

Composition as of December 31, 2018:
Consumer Discretionary	28.4%
Information Technology	19.7
Financials	13.1
Industrials	9.3
Materials	8.6
Health Care	7.5
Consumer Staples	4.6
Communication Services	4.1
Real Estate	2.4
Securities Lending Collateral	1.2
Other Short Term Investments	1.1
Total Investments	100.0%

For the year ended December 31, 2018, JNL/S&P Total Yield Fund underperformed its benchmark by posting a return of -11.15% for Class A shares compared to -4.38% for the S&P 500 Index.

The Fund is comprised of companies with higher than average “total yield.” Total yield is calculated as the sum of the cash dividend, net cash used for stock repurchases, and net cash used to retire debt divided by the company’s market capitalization. As such, total yield is a broad measure of cash flow returned to shareholders and bondholders in the form of dividends, share buybacks or elimination of debt. This Fund seeks companies that are significantly reducing their debt and/or increasing their equity distributions.

Total yield was a negative contributing factor for the year in both the Fund and benchmark. Stocks ranked in the top 20% for total yield in the S&P 500 Index had the lowest annual returns and the biggest negative contribution of any other total yield quintile. Underperformance in the Fund is attributed to investor preference for growth over value. The total yield selection process led to a value bias that was out of favor for most of the year.

Andeavor Logistics LP, Motorola Solutions Inc., and TransDigm Group Inc. were the top performers on a total return basis for the year.

General Electric Co., Western Digital Corp., and Patterson Cos. Inc. were the worst performers on a total return basis for the year.

This Fund has displayed higher volatility than the benchmark since inception.

The turnover in names for the 2018 tri-rebalance was above its historical average. The number of stocks in the Fund went from 61 to 56, with 32 new buys and 37 sells across three rebalances over the course of the year.

JNL/S&P Funds Standard & Poor’s Investment Advisory Services, LLC (Unaudited)

JNL/S&P Competitive Advantage Fund

Average Annual Total Returns
Class A		Class I
1 Year	-2.69%	1 Year	-2.36%
5 Year	6.51	5 Year	6.76
10 Year	15.16	10 Year	15.42

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Dividend Income & Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	-5.31%	1 Year	-5.04%
5 Year	7.40	5 Year	7.63
10 Year	13.22	10 Year	13.48

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P International 5 Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-15.48%	1 Year	-15.10%
Since Inception	2.83	Since Inception	-8.65
‡Inception date September 15, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds Standard & Poor’s Investment Advisory Services, LLC (Unaudited)

JNL/S&P Intrinsic Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	-5.82%	1 Year	-5.53%
5 Year	3.70	5 Year	3.92
10 Year	14.65	10 Year	14.94

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Mid 3 Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-15.23%	1 Year	-14.96%
Since Inception	2.87	Since Inception	3.12
‡Inception date April 28, 2014
†Inception date April 28, 2014

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Total Yield Fund

Average Annual Total Returns
Class A		Class I
1 Year	-11.15%	1 Year	-10.93%
5 Year	3.51	5 Year	3.73
10 Year	12.57	10 Year	12.79

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Scout Unconstrained Bond Fund Scout Investments, Inc. (Unaudited)

JNL/Scout Unconstrained Bond Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-0.19%	1 Year	0.12%
Since Inception	0.33	Since Inception	0.02
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Government Securities	47.9%
Financials	17.0
Non-U.S. Government Agency ABS	13.4
U.S. Government Agency MBS	4.3
Health Care	3.3
Industrials	1.3
Energy	0.8
Consumer Staples	0.8
Materials	0.6
Other Short Term Investments	9.8
Securities Lending Collateral	0.8
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Scout Unconstrainted Bond Fund underperformed its primary benchmark by posting a return of -0.19% for Class A shares compared to 2.07% for the Bank of America Merrill Lynch U.S. Dollar 3-Month Libor Constant Maturity Index. The Fund underperformed its other benchmark return of 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index.

During 2018, U.S. Federal Reserve (“Fed”) rate increases drove short rates higher, but the yield curve flattened, highlighting the dislocation between the Fed’s aggressive campaign and the bond market’s skepticism of higher future inflation. The Fed also began unwinding its balance sheet and volatility increased, as this action reverses the dampening role of the Fed’s previous quantitative easing program. Gridlock in Washington following the midterm elections indicates that any further fiscal stimulus is unlikely.

Within this market, our positive duration positioning added 8 basis points (“bps”). This includes 142 bps of negative performance from being short 10-year German bund futures, offset by being long U.S. Treasury futures which added 64 bps as well as other Treasury positions which added 88 bps. We believed the spread between U.S. and German rates was too wide and would narrow. In the credit sector, higher quality outperformed as our investment grade holdings added 44 bps while our high yield subtracted 7bps. Structured products helped performance with commercial mortgage-backed securities (“CMBS”), mortgage-backed securities (“MBS”), and asset-backed securities adding 17 bps, 14 bps, and 8 bps, respectively.

This Fund seeks to maximize risk adjusted total return by systematically pursuing relative value opportunities throughout all sectors of the fixed income market. This is a “best ideas” strategy with a high level of flexibility to take advantage of opportunities while focusing on downside risk protection.

By the end of the year, capital markets retreated to more reasonable valuations, in our opinion after being overly optimistic earlier in the year. The Fund continues to be positioned defensively, but we responded to market opportunities. In the corporate sector, investment grade holdings are primarily focused in very short financials and industrials. When spreads widened late in the year, we added to both our investment grade and high yield positions. Our holdings in MBS are primarily in well structured, high quality CMBS, which we view as attractive due to the high degree of downside risk protection. We continue to view U.S. rates as attractive on a relative basis versus German rates. Overall, the Fund’s duration is positive, but we responded to the lower U.S. rates late in the year by reducing duration.

JNL/T. Rowe Price Established Growth Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Established Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	-1.40%	1 Year	-1.13%
5 Year	9.96	5 Year	10.21
10 Year	15.94	10 Year	16.18

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Information Technology	26.4%
Consumer Discretionary	22.3
Communication Services	17.0
Health Care	15.8
Industrials	8.9
Financials	5.3
Utilities	1.5
Consumer Staples	1.0
Materials	0.7
Real Estate	0.6
Other Short Term Investments	0.3
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2018, JNL/T. Rowe Price Established Growth Fund outperformed its benchmark by posting a return of -1.40% for Class A shares compared to -2.02% for the MSCI USA Growth Index (Gross). The Fund outperformed its other benchmark return of -4.38% for the S&P 500 Index.

Sector allocation drove relative outperformance. Information technology contributed the most to relative returns as favorable stock selection drove relative sector strength (Red Hat Inc., Apple Inc. (“Apple”) (underweight), Workday Inc.). A lack of exposure to energy boosted relative performance. Energy stocks plummeted in the final quarter of the year, in part because the U.S. granted several nations a six month waiver on sanctions. Industrials and business services added to relative results due to both effective stock selection (Boeing Co.) and a beneficial underweight position. Conversely, stock choices in consumer discretionary detracted from relative performance (Alibaba Group Holding Ltd., Wynn Resorts Ltd., Aptiv Plc). Stock selection in consumer staples also hurt relative returns (Philip Morris International Inc.).

The five largest purchases during the year were: Booking Holdings Inc. (“Booking Holdings”) (formerly Priceline Group Inc.); Becton Dickinson & Co.; Symantec Corp.; Apple; Tesla Inc. The five largest sales during the year were: Apple; Amazon.com Inc.; PayPal Holdings Inc.; Alphabet Inc.; Booking Holdings.

At the sector level, the largest increases in weighting during the year were in the newly formed communication services and consumer discretionary. The most significant decreases were in the Fund's weighting in Industrials and business services and real estate. Our sector weightings are residual of our bottom-up stock selection process and typically reflect where the Fund’s manager is finding compelling growth opportunities at the individual company level rather than through a broader thematic approach.

Overall, we remain sanguine on the prospects for a recovery due in part to more appealing valuations, slower but still healthy corporate earnings growth, continued strength in the U.S. economy, a fading headwind from U.S. monetary policy and possibly reduced tensions on trade and other geopolitical concerns. While overall global growth is expected to slow, we do not anticipate a recession in the U.S. and expect some rebound in European and Chinese growth.

Finally, although permitted in accordance with Fund guidelines, derivative instruments are not used in the management of the Fund.

JNL/T. Rowe Price Managed Volatility Balanced Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Managed Volatility Balanced Fund

†45% S&P 500 Index, 20% MSCI EAFE Index (Net), 35% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-6.90%	1 Year	-6.72%
Since Inception	2.18	Since Inception	-1.74
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

T. Rowe Price Associates, Inc. assumed portfolio management responsibility on August 13, 2018.

Composition as of December 31, 2018:
Financials	13.8%
Health Care	10.8
Information Technology	9.8
U.S. Government Agency MBS	8.3
Consumer Discretionary	8.1
Government Securities	8.0
Industrials	6.6
Communication Services	6.5
Consumer Staples	3.7
Materials	3.2
Energy	3.1
Utilities	2.9
Non-U.S. Government Agency ABS	2.4
Real Estate	1.8
Investment Companies	-
Other Short Term Investments	10.2
Securities Lending Collateral	0.8
Net Long (Short) Investments	100.0%

For the year ended December 31, 2018, JNL/T. Rowe Price Managed Volatility Fund underperformed its benchmark by posting a return of -6.90% for Class A shares compared to -5.21% for the Dow Jones Moderate Index. The Fund also underperformed its blended benchmark which posted a return of-4.56% for the 45% S&P 500 Index, 20% MSCI EAFE Index (Net), 35% Bloomberg Barclays U.S. Aggregate Bond Index.

Effective August 13, 2018, the JNL/MMRS Moderate Fund’s name was changed to JNL/T. Rowe Price Managed Volatility Fund.

For the period January 1, 2018 through August 12, 2018, the Fund was Sub-Advised by Milliman Financial Risk Management LLC. During the period, the Fund posted a return of 1.85% for Class A shares compared to 1.35% for the Dow Jones Moderate Index. The Fund’s blended benchmark posted a return of 1.85% for the 45% S&P 500 Index, 15% MSCI All Country World ex USA Index (Net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund was to provide growth of capital while seeking to manage volatility and provide downside protection by investment in other funds.

The Fund sought to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund invested are a part of the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and Jackson Variable Series Trust. Not all Funds of the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and Jackson Variable Series Trust were available as Underlying Funds. The Schedules of Investments and Financial Statements for the Underlying Funds are available on the SEC’s website at www.sec.gov.

The Fund invested based on a neutral allocation of 40% of its assets to Underlying Funds that invest primarily in fixed-income securities and 60% of its assets to Underlying Funds that invest primarily in equity securities. As market conditions changed, the Fund’s neutral allocation varied based on Milliman Financial Risk Management LLC’s (“Sub-Adviser”) risk management calculations. Under normal circumstances, the Fund allocated approximately 25% to 100% of its assets to Underlying Funds that invested primarily in fixed-income securities and the “risk control fund” and up to 75% of its assets to Underlying Funds that invested primarily in equity securities.

The outset of 2018 gave every appearance that 2017’s record setting, risk adjusted returns would continue, as the MSCI ACWI climbed 7.3% through the first four weeks of the year, amidst continued low volatility. That all changed abruptly heading into February as surprisingly strong economic data stoked fears that central bank policy would grow more hawkish. The fear triggered a chain reaction that resulted in a global equity market sell off of 9.0% in just eight trading days and sent market volatility sharply higher.

As the period wore on, global equity market volatility ebbed lower as global market segments increasingly diverged. Equities in the U.S. trended higher, while a strengthening U.S. Dollar weighed on equity returns outside the U.S. By August 13, the year to date 2018 total return of the MSCI ACWI was 1.4%; underneath the hood, U.S. equities were up 6.8%, but the rest of the world was down 6.0%.

During this period, the U.S. Federal Reserve (“Fed”) made two 25 basis point increases to its Fed funds rate and also reduced the size of its balance sheet by approximately $200 billion. This put upward pressure on longer term yields, sending the 10-year U.S. Treasury yield from 2.4% to 3.1% by mid-May. By August 13 it had retreated to 2.9%, but the U.S. bond market was still down 1.2% for the period.

Accordingly, while its fixed-income and non-U.S. equity allocations detracted from its return, the Fund benefited from having the bulk of its equity exposure in the U.S.

In contrast to 2017 when the Fund maintained its maximum equity exposure for the entire year, this period saw two stretches, in early February and early April, each for about two weeks, when it implemented a 10%-15% hedge position. While the reduction in equity exposure did not affect the return for the period, it did help to reduce fund’s volatility along the way.

Effective August 13, 2018, T. Rowe Price Associates, Inc. assumed management responsibility for the Fund. For the period August 13, 2018 through December 31, 2018, the Fund posted a return of -8.60% for Class A shares compared to -6.46% for the Dow Jones Moderate Index. The Fund’s blended

JNL/T. Rowe Price Managed Volatility Balanced Fund T. Rowe Price Associates, Inc. (Unaudited)

benchmark posted a return of -6.33% for the 45% S&P 500 Index, 20% MSCI EAFE Index (Net), 35% Bloomberg Barclays U.S. Aggregate Bond Index.

The managed volatility overlay detracted 1.74% from excess returns, as the Fund had an overweight position in equities for most of the period. The Fund’s forecast model uses longer term implied volatilities and therefore, is not as sensitive to changes in shorter term volatility, like what markets experienced in December. Within the underlying balanced Fund, unfavorable security selection within the international equity allocation detracted from relative returns. However, this negative impact was partly offset by positive security selection within the U.S. large cap value and growth equity allocations. Out of benchmark exposure to high yield bonds weighed on relative performance for the period. Conversely, the inclusion of real assets equities benefited relative performance, though this positive impact was limited by an underweight tactical allocation to the sector.

Global equities turned sharply lower during the period, while global bond returns were positive. The equity sell off was spurred by slowing economic growth globally, increased tensions between the U.S. and China and expectations for slowing corporate earnings growth in the U.S. Equity valuations have improved and now better reflect geopolitical risks and concerns over an aging economic cycle. Several near term risks remain, including receding global liquidity, moderating growth and ongoing trade tensions. We expect equity and bond market volatility to remain elevated as concerns over the path of monetary policy and political risks unfold.

After 2017’s synchronized upswing in global economic activity, growth trajectories worldwide diverged in 2018. Fiscal stimulus and the tax overhaul package of 2017 have benefited the U.S. economy, while growth has begun to flag in a few other markets despite support from longstanding accommodative monetary policies. Global central banks are in varying stages of winding down accommodative monetary policies, leading to a decrease in liquidity and the potential for upward pressure on yields. Near term risks to global markets include repercussions from potential monetary policy missteps and an escalation in trade tensions.

The estimated return impact from employing futures was -284 basis points and a negligible return impact from rights for the time period.

JNL/T. Rowe Price Mid-Cap Growth Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Mid-Cap Growth Fund

Average Annual Total Returns*
Class A		Class I
1 Year	-2.45%	1 Year	-2.15%
5 Year	9.12	5 Year	9.37
10 Year	16.08	10 Year	16.32
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Information Technology	21.4%
Industrials	18.6
Health Care	15.7
Consumer Discretionary	14.3
Financials	9.0
Materials	6.0
Consumer Staples	3.0
Communication Services	2.0
Energy	1.9
Utilities	1.2
Real Estate	0.3
Other Short Term Investments	5.9
Securities Lending Collateral	0.7
Total Investments	100.0%

For the year ended December 31, 2018, JNL/T. Rowe Price Mid-Cap Growth Fund outperformed its benchmark by posting a return of -2.45% for Class A shares compared to -7.92% for the MSCI USA Mid Cap Growth Index (Gross).

Stock selection in materials was the biggest contributor to relative returns. Ball Corp. (“Ball”) is a leading global manufacturer of metal food and beverage packaging products and the global share leader in the oligopoly aluminum beverage can market. The stock was under pressure early in the year as weakness in the U.S. beer markets coupled with decreased demand for defensive bond proxy names compressed the multiple. Shares rebounded after Ball announced a strategically sound joint venture project with Platinum Equity, LLC and closed one of its smaller Brazilian plants. Solid third quarter results continued to boost shares as growth and additional buyback plans offset margin pressure. Ball announced plans to sell its Chinese beverage can facilities to a local Chinese manufacturer in a deal structured to relieve the company of an underperforming business while enabling it to retain some exposure to any potential value the local manufacturer can generate. Trends toward specialty cans and away from plastic bode well for continued growth. Shares of RPM LLC (“RPM”) continued to rise on positive investor sentiment toward its partnership with activist Elliott Management to increase shareholder value via strategic initiatives intended to improve financial performance and deliver operating efficiencies. RPM also stands to gain from several recent strategic acquisitions. We like the company's risk/reward profile and the leading coatings brands that it sells to niche end markets and believe that the firm benefits from an entrepreneurial culture and focus on investment discipline.

Stock choices in consumer discretionary also boosted relative returns. Shares of discount retailer Dollar General Corp. benefited from solid same store sales growth, driven by an increase in average transaction size, as well as from investors rotating into more durable names due to increased market volatility.

Information technology (“IT”) also added value due to stock picks. IT experienced significant volatility during the year, and Keysight Technologies Inc., the largest global manufacturer of electronic test and measurement equipment, held up better than many industry peers, posting a third consecutive set of beat and raise quarterly results, with multiple business segments contributing. While a significant write down in the value of recently acquired IXIA disappointed investors, the business should be valuable for 5G as it performs the essential task of bringing wired and wireless together. We believe the company's focus on solutions based sales and service revenue growth will contribute to margin expansion going forward.

Conversely, stock selection in consumer staples detracted most from relative results. Shares of packaged food company ConAgra Brands Inc. (“ConAgra”) declined as the company faced challenges related to its recent acquisition of Pinnacle Foods Inc. (“Pinnacle”), including slowing sales growth in some of the newly acquired frozen food brands. While we acknowledge the ongoing challenges in integrating and revitalizing the Pinnacle brands, we like ConAgra Brands' relatively stable cash flow generation and strong management team.

Top purchases for the year were: Sensata Technologies Holding Plc (“Sensata”), Aptiv Plc, Corning Inc., Dollar Tree Inc., Sempra Energy. Top sales for the year were: Sensata, Red Hat Inc., Progressive Corp., Fiserv Inc., CSRA Inc.

We don't believe current market conditions expose the Fund to a particular or significant risk. We moved the Fund to a more defensive position in recent quarters given the worrisome echoes with past periods of exuberance, in particular, the dot-com bubble of the late 1990s, although valuations in 2018 never reached those extremes. For the past several years, we have warned that companies were gorging on nearly cost free financing due to the U.S. Federal Reserve’s extraordinary monetary easing. We are now keeping a close eye on how individual companies are faring as interest rates have risen. The outlook for the market is highly uncertain, but we are confident that our careful research process and our emphasis on reasonably valued mid-cap growth stocks will again serve our shareholders well if the downturn continues.

Finally, although permitted in accordance with Fund guidelines, derivative instruments are not used in the management of the Fund.

JNL/T. Rowe Price Short-Term Bond Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Short-Term Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	1.10%	1 Year	1.41%
5 Year	0.88	5 Year	1.13
10 Year	1.87	10 Year	2.09

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

T. Rowe Price Associates, Inc. assumed portfolio management responsibility on September 28, 2009.

Composition as of December 31, 2018:
Non-U.S. Government Agency ABS	24.3%
Financials	21.6
Government Securities	19.0
U.S. Government Agency MBS	7.0
Energy	3.8
Health Care	3.7
Industrials	3.4
Communication Services	3.2
Information Technology	2.4
Materials	2.4
Consumer Discretionary	2.3
Consumer Staples	2.2
Utilities	2.1
Real Estate	1.0
Securities Lending Collateral	0.9
Other Short Term Investments	0.7
Total Investments	100.0%

For the year ended December 31, 2018, JNL/T. Rowe Price Short-Term Bond Fund underperformed its benchmark by posting a return of 1.10% for Class A shares compared to 1.60% for the Bloomberg Barclays 1-3 Year U.S. Government Credit Index.

An out of benchmark allocation to Treasury inflation protected securities weighed on returns, as inflation expectations moderated throughout the year. Security selection within crossover corporate bonds was a modest drag on performance. Select bonds from Italian corporates declined amid investor concerns about Italy’s large public debt. Out of benchmark allocation to mortgage-backed securities was a modest drag on results.

Demand from investors looking to reduce interest rate risk provided support for short maturity corporate bonds. As a result, the Fund’s significant overweight to corporates provided a meaningful contribution to relative results. Strong corporate earnings reports, supported by federal tax cuts and generally solid economic growth, supported investor sentiment for the majority of the year. Concerns about global trade amid tariff disputes between the U.S. and China, however, weighed on corporate issues near the end of the year. Our structural underweight to Treasuries was positive as investors sought higher yielding, high quality investments with short durations. Treasury yields rose as positive economic news, four rate hikes and increased borrowing by the U.S. government reduced investor demand for Treasury securities until the end of the year when equity market volatility drove demand for safe haven assets.

As of December 31, 2018, the Fund held interest rate futures and currency forwards generating gross exposure of approximately 19.6%. The estimated return impact from employing currency forwards was negligible and -2 basis points from futures for the year.

Our outlook for the coming months remains somewhat guarded, which is reflected in the Fund’s relatively defensive profile. Growth slowed overseas in 2018 and is beginning to slow in the U.S. as the year comes to an end. Fiscal stimulus from tax cuts and spending increases will fade throughout 2019. Led by the U.S. Federal Reserve (“Fed”), global central banks have been withdrawing liquidity over the past year. However, current rates are very near or at the neutral rate, which should allow the Fed more degrees of freedom in its policy decisions. We favor higher quality, higher liquidity names in the front end of the curve. By focusing on bonds maturing within the next 18 months we are able to benefit in a carry environment while being defensive in a credit sell off.

JNL/T. Rowe Price Value Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Value Fund

Average Annual Total Returns*
Class A		Class I
1 Year	-9.58%	1 Year	-9.30%
5 Year	5.75	5 Year	5.98
10 Year	12.91	10 Year	13.15
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Health Care	20.9%
Financials	17.4
Information Technology	13.0
Utilities	10.6
Industrials	8.5
Consumer Staples	7.3
Energy	7.1
Communication Services	6.2
Consumer Discretionary	3.8
Materials	2.5
Real Estate	1.9
Other Short Term Investments	0.8
Total Investments	100.0%

For the year ended December 31, 2018, JNL/T. Rowe Price Value Fund underperformed its benchmark by posting a return of -9.58% for Class A shares compared to -7.18% for the MSCI USA Value Index (Gross).

The greatest detractor from relative performance was consumer staples due to stock selection (Tyson Foods Inc., Conagra Brands Inc.). Industrials hindered relative results due to an overweight position and stock choices (American Airlines Group Inc.). Materials detracted from relative performance due to stock selection (International Paper Co.), although a beneficial underweight position tempered the negative impact at the sector level. Health care was the leading contributor to relative results due to an overweight position and stock choices (Pfizer Inc.). Financials aided relative performance due to stock selection (XL Group Ltd.).

The five largest purchases during the year were Wells Fargo & Co., Total SA, Texas Instruments Inc., ExxonMobil Corp. and Verizon Communications Inc. The five largest sales during the year were JPMorgan Chase & Co., Citigroup Inc., Microsoft Corp., Chevron Corp. and Morgan Stanley.

At the sector level, the most significant decrease in weighting relative to the benchmark was in financials. The largest increase by relative weighting was in health care. The Fund’s sector weightings are residual of our bottom-up stock selection process and typically reflect where the Fund manager is finding compelling valuation opportunities at the individual company level rather than through a broader thematic approach.

We believe the market may remain volatile as macroeconomic and geopolitical developments unfold. As a result, we continue to take a balanced approach in the Fund. We favor solid businesses that we believe offer both downside protection and the potential to perform well in rising market environments. Amid the recent volatility, we found compelling buying opportunities within more cyclical areas of the market and in higher quality, traditionally defensive names that we believe were overly discounted in the broader sell-off.

Finally, although permitted in accordance with Fund guidelines, derivative instruments are not used in the management of the Fund.

JNL/Vanguard ETF Allocation Funds Jackson National Asset Management, LLC (Unaudited)

The JNL/Vanguard ETF Allocation Funds are allocated based on our most recent strategic asset allocation outlook and selection of underlying ETFs that provide the best fit in terms of diversification as well as the stated goal of each fund. Changes this year were mostly on the margin and involved modestly trimming U.S. equities in favor of international equities and reducing fixed income exposure to fund a modest new alternatives allocation to real estate. The case for international equities was based on relative improvement in long term forecasted returns owing in part to more favorable valuations than in the U.S. and better growth prospects. The Funds already had a sizeable allocation to emerging markets so the increase in international exposure went entirely to the Vanguard FTSE Developed Markets ETF.

In the fixed income sleeve, the Vanguard Intermediate-Term Corporate Bond, Vanguard Emerging Markets Government Bond and Vanguard Total Bond Market ETFs were trimmed while allocations to the Vanguard Short-Term Corporate Bond and Vanguard Mortgage-Backed Securities ETFs were increased. Real estate exposure was gained through both the U.S.-focused Vanguard Real Estate and Vanguard Global ex-US Real Estate ETFs.

JNL/Vanguard Growth ETF Allocation Fund

Composition as of December 31, 2018:
Domestic Equity	41.4%
International Equity	19.8
Domestic Fixed Income	15.4
Emerging Markets Equity	6.7
Alternative	3.0
International Fixed Income	1.9
Securities Lending Collateral	11.7
Other Short Term Investments	0.1
Total Investments	100.0%

The investment objective for JNL/Vanguard Growth ETF Allocation Fund is to seek long term growth of capital through investment in exchange-traded funds (“ETFs”). The Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets in a diversified group of underlying ETFs. The Adviser allocates approximately 70% to 90% of the Fund’s assets to underlying ETFs that invest primarily in equity securities and 10% to 30% of the Fund’s assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

For the year ended December 31, 2018, JNL/Vanguard Growth ETF Allocation Fund underperformed its primary benchmark by posting a return of -7.91% for Class A shares compared to -7.33 % for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of -7.45% for the 80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Index.

The Fund underperformed its blended benchmark during 2018 due to underlying allocations in fixed income and exposure to small- and mid-cap U.S. equities. Within the fixed income sleeve, an allocation to the Vanguard Intermediate-Term Corporate Bond ETF detracted as corporate credit spreads widened and rates rose for most of the year. A smaller position in the Vanguard Emerging Markets Government Bond ETF also detracted amid broad emerging market weakness.

Small- and mid-cap equities were both down more than 9% during the year. The real estate addition added to relative results after its inclusion in the portfolio with the Vanguard Real Estate ETF (+2.64%) posting positive returns after its purchase in March. The Vanguard Growth ETF (-3.30%) also offset some of the small and mid-cap weakness by outperforming the broader market. Internationally, both the Vanguard FTSE Developed Markets (-14.75%) and Vanguard FTSE Emerging Markets (-14.77%) ETFs were the worst absolute performers in the Fund, though as the year went on the international equity stake became an underweight position that ended up being additive to relative results.

JNL/Vanguard Moderate ETF Allocation Fund

Composition as of December 31, 2018:
Domestic Fixed Income	55.1%
Domestic Equity	24.0
International Equity	11.1
Emerging Markets Equity	3.5
International Fixed Income	3.3
Alternative	1.9
Securities Lending Collateral	1.1
Other Short Term Investments	-
Total Investments	100.0%

The investment objective for JNL/Vanguard Moderate ETF Allocation Fund is to seek long term growth of capital through investment in exchange-traded funds (“ETFs”). The Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets in a diversified group of underlying ETFs. The Adviser allocates approximately 30% to 50% of the Fund’s assets to underlying ETFs that invest primarily in equity securities and 50% to 70% of the Fund’s assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

For the year ended December 31, 2018, JNL/Vanguard Moderate ETF Allocation Fund underperformed its primary benchmark by posting a return of -4.59% for Class A shares compared to -3.15% for the Dow Jones Moderately Conservative Index. The Fund underperformed its blended benchmark return of -3.63% for the 40% MSCI All Country World Index (Net), 60% Bloomberg Barclays U.S. Aggregate Index.

The Fund underperformed its blended benchmark during 2018 due to a slight underweight and underlying allocations in fixed income and exposure to small- and mid-cap U.S. equities. Within the fixed income sleeve, an allocation to the Vanguard Intermediate-Term Corporate Bond ETF detracted as corporate credit spreads widened and rates rose for most of the year. A smaller position in the Vanguard Emerging Markets Government Bond ETF also detracted amid broad emerging market weakness.

Small- and mid-cap equities were both down more than 9% during the year. The real estate addition added to relative results after its inclusion in the Fund with the Vanguard Real Estate ETF (+2.64%) posting positive returns after its purchase in March. The Vanguard Growth ETF (-3.30%) also offset some of the small and mid-cap weakness by outperforming the broader market. Internationally, both the Vanguard FTSE Developed Markets (-14.75%) and Vanguard FTSE Emerging Markets (-14.77%) ETFs were the worst absolute performers in the Fund, though as the year went on the international equity stake became an underweight position that ended up being additive to relative results.

JNL/Vanguard Moderate Growth ETF Allocation Fund

Composition as of December 31, 2018:
Domestic Equity	35.5%
Domestic Fixed Income	34.0
International Equity	16.4
Emerging Markets Equity	5.2
International Fixed Income	3.1
Alternative	2.5
Securities Lending Collateral	3.2
Other Short Term Investments	0.1
Total Investments	100.0%

The investment objective for JNL/Vanguard Moderate Growth ETF Allocation Fund is to seek long term growth of capital through investment in exchange-traded funds (“ETFs”). The Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets in a diversified group of underlying ETFs. The Adviser allocates approximately 50% to 70% of the Fund’s assets to underlying ETFs that invest primarily in equity securities and 30% to 50% of the Fund’s assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

JNL/Vanguard ETF Allocation Funds Jackson National Asset Management, LLC (Unaudited)

For the year ended December 31, 2018, JNL/Vanguard Moderate Growth ETF Allocation Fund underperformed its primary benchmark by posting a return of -6.46% for Class A shares compared to -5.21% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of -5.52% for the 60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Index.

The Fund underperformed its blended benchmark during 2018 due to a slight underweight and underlying allocations in fixed income and exposure to small- and mid-cap U.S. equities. Within the fixed income sleeve, an allocation to the Vanguard Intermediate-Term Corporate Bond ETF detracted as corporate credit spreads widened and rates rose for most of the year. A smaller position in the Vanguard Emerging Markets Government Bond ETF also detracted amid broad emerging market weakness.

Small- and mid-cap equities were both down more than 9% during the year. The real estate addition added to relative results after its inclusion in the portfolio with the Vanguard Real Estate ETF (+2.64%) posting positive returns after its purchase in March. The Vanguard Growth ETF (-3.30%) also offset some of the small- and mid-cap weakness by outperforming the broader market. Internationally, both the Vanguard FTSE Developed Markets (-14.75%) and Vanguard FTSE Emerging Markets (-14.77%) ETFs were the worst absolute performers in the Fund, though as the year went on the international equity stake became an underweight position that ended up being additive to relative results.

JNL/Vanguard ETF Allocation Funds Jackson National Asset Management, LLC (Unaudited)

JNL/Vanguard Growth ETF Allocation Fund

††80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Index

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-7.91%	1 Year	-7.52%
Since Inception	-2.69	Since Inception	-2.21
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Vanguard Moderate ETF Allocation Fund

††40% MSCI All Country World Index (Net), 60% Bloomberg Barclays U.S. Aggregate Index

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-4.59%	1 Year	-4.10%
Since Inception	-1.90	Since Inception	-1.42
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Vanguard Moderate Growth ETF Allocation Fund

††60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Index

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-6.46%	1 Year	-6.07%
Since Inception	-2.37	Since Inception	-1.98
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Westchester Capital Event Driven Fund Westchester Capital Management, LLC (Unaudited)

JNL/Westchester Capital Event Driven Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	5.04%	1 Year	5.31%
Since Inception	2.09	Since Inception	5.16
‡Inception date April 27, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	32.9%
Energy	13.2
Communication Services	11.9
Investment Companies	8.1
Materials	8.1
Industrials	5.3
Health Care	4.6
Information Technology	3.7
Consumer Staples	3.1
Real Estate	1.3
Warrants	0.4
Rights	0.2
Other Equity Interests	-
Consumer Discretionary	(0.1)
Utilities	(2.8)
Other Short Term Investments	10.1
Net Long (Short) Investments	100.0%

For the year ended December 31, 2018, JNL/Westchester Capital Event Driven Fund outperformed its benchmark by posting a return of 5.04% for Class A shares compared to 0.26% for the Wilshire Liquid Alternative Event Driven Index.

While macro factors may influence the Fund, our investment returns are primarily driven by outcomes of corporate events. The top three contributors included Sky Plc/Twenty-First Century Fox Inc. (“Twenty-First Century”), Twenty-First Century Fox/Walt Disney Co. and Time Warner Inc./AT&T Inc.; while the biggest detractors were NXP Semiconductors NV/QUALCOMM Inc., Colony NorthStar Inc. and Tenneco Inc. We ended the year with 97 positions and were approximately 123% invested.

While concern about changes in the regulatory environment, an uncertain political landscape and, most importantly, early indicators of an economic downturn may cause investors to be more cautious, we believe the key drivers of many deals in 2018 – that corporate and private equity investors continue to have record access to capital, have strong cash reserves along with ready access to financing – provide significant support for transaction activity in the year ahead.

The Fund utilizes derivatives to either hedge directional exposure of underlying long positions or arbitrage situations, or to reduce the correlation of an underlying equity position. Derivatives did not have a material impact to Fund performance during the year.

We do not typically sell naked short options, nor do we speculate via long options, so the positions listed here generally reflect long equity positions with options written against it and/or long puts on that underlying or a highly correlated index/exchange traded fund.

JNL/WMC Balanced Fund Wellington Management Company, LLP (Unaudited)

JNL/WMC Balanced Fund

††65% S&P 500 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A		Class I
1 Year	-3.41%	1 Year	-3.15%
5 Year	5.56	5 Year	5.79
10 Year	8.97	10 Year	9.20

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	18.2%
Health Care	12.1
U.S. Government Agency MBS	10.3
Information Technology	8.8
Communication Services	7.0
Energy	6.6
Government Securities	6.2
Utilities	5.5
Industrials	5.5
Non-U.S. Government Agency ABS	5.5
Consumer Staples	3.9
Consumer Discretionary	3.4
Materials	3.0
Real Estate	2.3
Other Short Term Investments	1.4
Securities Lending Collateral	0.3
Net Long (Short) Investments	100.0%

For the year ended December 31, 2018, JNL/WMC Balanced Fund outperformed its primary benchmark by posting a return of -3.41% for Class A shares compared to -4.38% for the S&P 500 Index. The Fund underperformed its blended benchmark return of -2.58% for the 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Aggregate Bond Index.

The equity portfolio trailed the S&P 500 Index during the year. Sector allocation, a result of the fundamental, bottom-up stock selection process, was the primary driver of relative underperformance, while security selection contributed positively but was not enough to offset weakness elsewhere. Our overweight exposures to financials and energy had a negative impact on relative performance. Our overweight exposure to utilities and underweight exposure to industrials had a modest positive impact on relative performance. Security selection in communication services, health care and energy contributed most to relative performance while selection in consumer discretionary and financials detracted.

Top contributors to relative performance within the equity portfolio included Verizon Communications Inc. (“Verizon”) (communication services) and Motorola Solutions Inc. (information technology). Not owning Facebook Inc. (communication services) and our underweight to General Electric Co. (industrials) also contributed to relative performance. Top detractors within the equity portfolio included Prudential Financial Inc. (financials), Principal Financial Group Inc. (financials), and Halliburton Co. (energy). Not owning benchmark constituent Amazon.com Inc. (consumer discretionary) also detracted from relative performance.

General Dynamics Corp. (“General Dynamics”) (industrials) and Simon Property Group Inc. (“Simon Property”) (real estate) were new additions to the Fund during the year. We established our position in aerospace and defense contractor General Dynamics when shares sold off due to concerns about cyclicality in the defense business. We also increased our positions in Exxon Mobil Corp. (energy) and Verizon (communication services) during the year. We eliminated Total S.A. (energy) from the Fund as the company appeared to offer less favorable risk reward, and trimmed Intel Corp. (information technology).

As of the end of the year, the equity portfolio was most overweight financials, energy and utilities and most underweight consumer discretionary and information technology.

Global fixed income markets largely generated negative total returns during the year, driven by corporate spread widening and higher yields in the U.S. and select Emerging Markets government bond markets. Geopolitical uncertainty remained elevated.

The fixed income portfolio posted positive absolute and relative returns, outperforming the benchmark during the year. The Fund’s aggregate short duration/yield curve positioning contributed the most as rates rose over the year. Investment grade credit positioning detracted overall: positive impact from a modest overweight to and security selection within industrials and security selection within sovereigns were offset by negative impacts from an overweight to banking and overweight to and security selection within electric utilities. Within securitized sectors, an overweight to asset backed securities (“ABS”) had a positive impact. Inflation positioning via Treasury inflation protected securities (“TIPS”) detracted from performance, particularly in the last quarter as TIPS underperformed duration equivalent nominal U.S. Treasuries.

Over the year, we reduced the overweight exposure to corporates while favoring higher quality and less cyclical sectors. The Fund is currently positioned with a modestly short duration posture and maintains an allocation to TIPS. As of the end of the year, the Fund is overweight taxable municipals (which the Fund believes offer diversification benefits) and overweight investment grade corporates, favoring U.S. financials. The Fund’s also overweight commercial mortgage backed securities and ABS (including an out of benchmark allocation to high quality collateralized loan obligation). The Fund owns Fannie Mae Delegated Underwriting and Servicing securities and collateralized mortgage obligations for their favorable pre-payment profile.

At the end of the year, the Fund’s asset mix was aligned to its target, with 65% equities and 35% fixed income. While the fixed income portfolio did utilize bond futures for hedging purposes, these derivatives did not have a meaningful impact on performance.

JNL/WMC Value Fund Wellington Management Company, LLP (Unaudited)

JNL/WMC Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	-10.30%	1 Year	-10.02%
5 Year	4.80	5 Year	5.05
10 Year	10.28	10 Year	10.52

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	23.2%
Health Care	16.4
Information Technology	11.9
Energy	10.6
Industrials	8.3
Communication Services	6.2
Consumer Staples	6.2
Utilities	4.6
Consumer Discretionary	4.2
Materials	3.8
Real Estate	3.1
Other Short Term Investments	1.2
Securities Lending Collateral	0.3
Total Investments	100.0%

For the year ended December 31, 2018, JNL/WMC Value Fund underperformed its benchmark by posting a return of -10.30% for Class A shares compared to -7.18% for the MSCI USA Value Index (Gross).

Stock selection was the main detractor from relative performance. Weak selection within consumer staples, consumer discretionary and energy weighed on relative results. This was partially offset by strong selection in information technology (“IT”), communication services and real estate. Sector allocation, a result of our fundamental bottom-up process, also detracted from relative performance. Our overweight allocation to energy and financials detracted but was partially offset by our underweight position in consumer staples, which contributed to relative results during the year.

Top relative detractors from performance during the year included not holding benchmark constituent Pfizer Inc. and our positions in Invesco Ltd. and Fortune Brands Home & Security Inc. Top contributors to relative performance during the year included an overweight position in Eli Lilly & Co., a position in XL Group Ltd. (“XL Group”) earlier in the year and our decision to exit General Electric Co. earlier in the year.

The largest purchases during the year included new positions in Anthem Inc., Crown Castle International Corp., and an increased position in Comcast Corp. The largest sales during the year included eliminating our exposure to Marathon Oil Corp., TJX Cos. Inc. and XL Group.

The Fund’s largest overweight at the end of the year was in financials. During the year, the Fund most notably increased its exposure to energy, health care, consumer staples and real estate and reduced exposure to financials, IT, industrials and consumer discretionary.

Derivatives were not utilized during the year.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/AB Dynamic Asset Allocation Fund (a)
INVESTMENT COMPANIES 81.4%
FlexShares Global Upstream Natural Resources Index Fund (b)	7	190
iShares Core MSCI EAFE ETF	47	2,594
iShares Core MSCI Emerging Markets ETF	28	1,296
iShares Core S&P 500 ETF	27	6,846
iShares International Developed Real Estate ETF (b)	14	361
SPDR S&P 500 ETF Trust (b)	23	5,772
Vanguard FTSE Developed Markets ETF	143	5,317
Vanguard Global ex-U.S. Real Estate ETF (b)	9	489
Vanguard Mid-Cap ETF	9	1,220
Vanguard MSCI Emerging Markets ETF	23	889
Vanguard REIT ETF (b)	7	529
Vanguard Small-Cap ETF (b)	5	685
Total Investment Companies (cost $26,366)		26,188
SHORT TERM INVESTMENTS 33.4%
Investment Companies 3.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	1,068	1,068
	Shares/Par[1]	Value ($)
Securities Lending Collateral 15.8%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	5,102	5,102
Treasury Securities 14.3%
Japan Treasury Bill
-0.30%, 01/21/19, JPY (e)	301,000	2,747
U.S. Treasury Bill
2.19%, 01/31/19 (e) (f)	850	848
2.22%, 02/14/19 (e)	1,000	997
		4,592
Total Short Term Investments (cost $10,698)		10,762
Total Investments 114.8% (cost $37,064)		36,950
Other Derivative Instruments 0.9%		289
Other Assets and Liabilities, Net (15.7)%		(5,053)
Total Net Assets 100.0%		32,186

(a) Consolidated Schedule of Investments.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) The coupon rate represents the yield to maturity.

(f) All or a portion of the security is pledged or segregated as collateral.

JNL/AB Dynamic Asset Allocation Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
ASX SPI 200 Index	1	March 2019	AUD	135	(1)	3
Australia Commonwealth Treasury Bond, 10-Year	2	March 2019	AUD	262	1	2
E-Mini MSCI Emerging Markets Index	12	March 2019		591	(2)	(11)
E-Mini Russell 2000 Index	8	March 2019		582	3	(43)
Euro STOXX 50	15	March 2019	EUR	452	—	(6)
FTSE 100 Index	5	March 2019	GBP	333	(1)	—
Hang Seng Index	(3)	January 2019	HKD	(3,831)	(5)	(6)
S&P 500 E-Mini Index	(14)	March 2019		(1,781)	(13)	27
S&P/Toronto Stock Exchange 60 Index	(3)	March 2019	CAD	(531)	(2)	12
Tokyo Price Index	5	March 2019	JPY	78,156	—	(31)
U.S. Treasury Note, 10-Year	21	March 2019		2,503	8	59
U.S. Treasury Note, 2-Year	17	March 2019		3,586	2	24
U.S. Treasury Note, 5-Year	4	March 2019		451	1	7
Ultra Long Term U.S. Treasury Bond	11	March 2019		1,684	6	84
					(3)	121

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	CSI	03/15/19	AUD	305	215	(4)
AUD/USD	SSB	03/15/19	AUD	137	97	(2)
CAD/USD	SSB	03/15/19	CAD	231	169	(4)
EUR/USD	JPM	03/15/19	EUR	225	259	1
EUR/USD	SSB	03/15/19	EUR	272	314	1
EUR/USD	UBS	03/15/19	EUR	39	45	—
GBP/USD	SSB	03/15/19	GBP	38	48	(1)
GBP/USD	SSB	03/15/19	GBP	136	174	—
JPY/USD	SSB	01/28/19	JPY	43,630	399	12
NOK/USD	JPM	03/15/19	NOK	1,037	120	(2)
NOK/USD	SSB	03/15/19	NOK	992	115	(2)
NZD/USD	SSB	03/15/19	NZD	351	236	(6)
SEK/USD	SSB	03/15/19	SEK	2,075	235	4
USD/AUD	SSB	03/15/19	AUD	(289)	(204)	5
USD/CAD	MSC	03/15/19	CAD	(205)	(151)	2
USD/CAD	SSB	03/15/19	CAD	(668)	(490)	11
USD/CHF	SSB	03/15/19	CHF	(237)	(242)	(1)
USD/EUR	SSB	03/15/19	EUR	(211)	(243)	(2)
USD/EUR	SSB	03/15/19	EUR	(141)	(162)	—
USD/GBP	JPM	03/15/19	GBP	(37)	(47)	—
USD/JPY	MSC	01/28/19	JPY	(193,175)	(1,766)	(26)
USD/JPY	RBS	03/15/19	JPY	(51,685)	(474)	(16)
USD/JPY	SSB	03/15/19	JPY	(9,802)	(90)	(2)
USD/JPY	UBS	03/15/19	JPY	(58,511)	(537)	(17)
USD/SEK	SSB	03/15/19	SEK	(1,134)	(129)	(2)
					(2,109)	(51)

JNL/AB Dynamic Asset Allocation Fund — OTC Interest Rate Swap Agreements
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate[2] (%)		Expiration	Notional [1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
US CPURNSA (A)	Receiving	MLP	2.23	(A)	07/31/21	1,446	—	(28)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

US CPURNSA (A)	Receiving	MLP	2.23	(A)	07/31/21	2,214	—	(42)
							—	(70)

JNL/AB Dynamic Asset Allocation Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Counter-party	Rate Paid/Received by Fund[2,9]	Expiration	Notional[1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - paying return
INDEX
S&P 500 Total Return (E)	CIT	1M LIBOR +0.30% (M)	01/15/19	(3,637)	—	57
S&P 500 Total Return (E)	CIT	3M LIBOR +0.60% (Q)	01/15/19	(3,909)	—	356
					—	413

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/AQR Large Cap Relaxed Constraint Equity Fund *
COMMON STOCKS 126.7%
Communication Services 12.4%
Alphabet Inc. - Class A (a) (b)	7	7,326
Alphabet Inc. - Class C (a) (b)	6	5,890
Comcast Corp. - Class A	122	4,155
Facebook Inc. - Class A (a) (b)	84	10,954
IAC/InterActiveCorp. (a)	17	3,188
Match Group Inc. (c)	6	266
Walt Disney Co.	35	3,877
Other Securities		14,315
		49,971
Consumer Discretionary 19.4%
Amazon.com Inc. (a) (b)	9	13,989
Booking Holdings Inc. (a)	2	3,977
Foot Locker Inc.	95	5,066
Macy's Inc.	122	3,625
Michael Kors Holdings Ltd. (a)	99	3,755
Target Corp.	77	5,104
TJX Cos. Inc.	81	3,610
Other Securities		39,247
		78,373
Consumer Staples 4.4%
Walmart Inc. (b)	89	8,246
Other Securities		9,572
		17,818
Energy 8.9%
Anadarko Petroleum Corp.	84	3,677
Chevron Corp. (b)	65	7,080
ConocoPhillips Co. (b)	84	5,261
Exxon Mobil Corp.	67	4,582
Valero Energy Corp.	63	4,689
Other Securities		10,661
		35,950
Financials 11.5%
Aflac Inc. (b)	121	5,520
Allstate Corp.	43	3,548
Bank of America Corp.	141	3,475
Berkshire Hathaway Inc. - Class B (a)	23	4,709
JPMorgan Chase & Co. (b)	62	6,002
PNC Financial Services Group Inc.	30	3,451
Other Securities		19,675
		46,380
Health Care 24.4%
AbbVie Inc.	49	4,531
Amgen Inc.	25	4,821
Baxter International Inc.	60	3,956
Biogen Inc. (a) (b)	18	5,389
Celgene Corp. (a)	61	3,891
Exelixis Inc. (a)	210	4,132

	Shares/Par[1]	Value ($)
Gilead Sciences Inc. (b)	83	5,193
Haemonetics Corp. (a)	34	3,431
Humana Inc. (b)	20	5,634
Johnson & Johnson (b)	56	7,279
McKesson Corp.	41	4,564
Merck & Co. Inc. (b)	94	7,147
Pfizer Inc. (b)	165	7,202
Other Securities		31,023
		98,193
Industrials 10.1%
Boeing Co. (b)	24	7,610
Other Securities		32,917
		40,527
Information Technology 28.3%
Adobe Inc. (a) (b)	30	6,836
Apple Inc. (b)	93	14,691
Cisco Systems Inc. (b)	121	5,263
Intel Corp. (b)	198	9,300
International Business Machines Corp. (b)	58	6,607
Microsoft Corp. (b)	180	18,307
Oracle Corp. (b)	116	5,250
Symantec Corp.	185	3,492
Texas Instruments Inc.	41	3,843
Other Securities		40,629
		114,218
Materials 3.0%
LyondellBasell Industries NV - Class A	48	3,998
Other Securities		7,943
		11,941
Real Estate 3.1%
Other Securities		12,486
Utilities 1.2%
Exelon Corp.	84	3,795
Other Securities		1,171
		4,966
Total Common Stocks (cost $526,414)		510,823
SHORT TERM INVESTMENTS 1.8%
Investment Companies 1.8%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	7,287	7,287
Total Short Term Investments (cost $7,287)		7,287
Total Investments 128.5% (cost $533,701)		518,110
Total Securities Sold Short (28.6)% (proceeds $141,545)		(115,241)
Other Derivative Instruments 0.0%		34
Other Assets and Liabilities, Net 0.1%		203
Total Net Assets 100.0%		403,106

(a) Non-income producing security.

(b) All or a portion of the security is pledged or segregated as collateral.

(c) All or portion of the security was on loan.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (28.6%)
COMMON STOCKS (28.6%)
Communication Services (1.1%)
Discovery Inc. - Class A	(52)	(1,277)
GCI Liberty Inc. - Class A	(24)	(1,007)
Meredith Corp.	(39)	(2,029)
New York Times Co. - Class A	(8)	(174)
Take-Two Interactive Software Inc.	(1)	(81)
		(4,568)
Consumer Discretionary (5.4%)
Adient Plc	(133)	(2,002)
Aptiv Plc	(1)	(82)
Caesars Entertainment Corp.	(304)	(2,066)
Carmax Inc.	(11)	(715)
Floor & Decor Holdings Inc.	(43)	(1,102)
HanesBrands Inc.	(71)	(892)
	Shares/Par[1]	Value ($)
Leggett & Platt Inc.	(10)	(355)
Newell Brands Inc.	(115)	(2,145)
Scientific Games Corp. - Class A	(99)	(1,764)
Tempur Sealy International Inc.	(27)	(1,128)
Tesla Inc.	(13)	(4,405)
TRI Pointe Homes Inc.	(7)	(79)
Under Armour Inc. - Class A	(115)	(2,028)
Visteon Corp.	(47)	(2,836)
		(21,599)
Consumer Staples (0.8%)
Coty Inc. - Class A	(15)	(98)
Hain Celestial Group Inc.	(126)	(1,993)
Kraft Heinz Foods Co.	(29)	(1,266)
		(3,357)
Energy (3.9%)
Callon Petroleum Co.	(250)	(1,621)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Centennial Resource Development Inc. - Class A	(29)	(325)
Core Laboratories NV	(19)	(1,154)
Diamond Offshore Drilling Inc.	(81)	(764)
Dril-Quip Inc.	(41)	(1,239)
Ensco Plc - Class A	(662)	(2,358)
EQT Corp.	(86)	(1,626)
Extraction Oil & Gas Inc.	(39)	(166)
Kosmos Energy Ltd.	(147)	(598)
Matador Resources Co.	(108)	(1,679)
Nabors Industries Ltd.	(450)	(900)
Oasis Petroleum Inc.	(103)	(569)
Oceaneering International Inc.	(13)	(161)
Targa Resources Corp.	(16)	(593)
Transocean Ltd.	(292)	(2,025)
Weatherford International Plc	(240)	(134)
		(15,912)
Financials (3.4%)
Bank OZK	(8)	(183)
BGC Partners Inc. - Class A	(16)	(84)
FNB Corp.	(40)	(390)
Home Bancshares Inc.	(17)	(273)
LendingTree Inc.	(7)	(1,616)
Pinnacle Financial Partners Inc.	(37)	(1,714)
Sterling Bancorp	(341)	(5,630)
United Bankshares Inc.	(90)	(2,793)
Virtu Financial Inc. - Class A	(12)	(301)
Webster Financial Corp.	(13)	(647)
		(13,631)
Health Care (3.5%)
Acadia HealthCare Co. Inc.	(57)	(1,458)
Agios Pharmaceuticals Inc.	(43)	(1,991)
Alnylam Pharmaceuticals Inc.	(3)	(245)
Bluebird Bio Inc.	(23)	(2,255)
Catalent Inc.	(4)	(136)
Exact Sciences Corp.	(30)	(1,911)
Insulet Corp.	(21)	(1,702)
Medidata Solutions Inc.	(11)	(730)
Prestige Consumer Healthcare Inc.	(21)	(637)
Sage Therapeutics Inc.	(13)	(1,282)
Seattle Genetics Inc.	(20)	(1,123)
Syneos Health Inc. - Class A	(12)	(476)
		(13,946)
Industrials (2.4%)
Alaska Air Group Inc.	(1)	(87)
American Airlines Group Inc.	(4)	(141)
Arconic Inc.	(29)	(485)
Colfax Corp.	(32)	(663)
	Shares/Par[1]	Value ($)
Dycom Industries Inc.	(9)	(467)
Flowserve Corp.	(27)	(1,026)
Granite Construction Inc.	(5)	(204)
Healthcare Services Group Inc.	(25)	(1,018)
Knight-Swift Transportation Holdings Inc. - Class A	(3)	(79)
MasTec Inc.	(26)	(1,056)
Middleby Corp.	(6)	(580)
NOW Inc.	(155)	(1,802)
TransDigm Group Inc.	(2)	(543)
Trinity Industries Inc.	(5)	(101)
Wabtec Corp.	(9)	(635)
Welbilt Inc.	(62)	(689)
		(9,576)
Information Technology (5.2%)
2U Inc.	(29)	(1,467)
Belden Inc.	(35)	(1,453)
Cognex Corp.	(27)	(1,049)
Coherent Inc.	(5)	(547)
Cree Inc.	(65)	(2,788)
Cypress Semiconductor Corp.	(54)	(685)
IPG Photonics Corp.	(2)	(256)
Marvell Technology Group Ltd.	(142)	(2,299)
Microchip Technology Inc.	(48)	(3,439)
Monolithic Power Systems Inc.	(5)	(621)
Plantronics Inc.	(3)	(116)
Square Inc. - Class A	(5)	(288)
Switch Inc. - Class A	(40)	(281)
Synaptics Inc.	(4)	(137)
Universal Display Corp.	(36)	(3,327)
ViaSat Inc.	(40)	(2,336)
		(21,089)
Materials (2.7%)
Albemarle Corp.	(54)	(4,163)
Allegheny Technologies Inc.	(106)	(2,318)
Compass Minerals International Inc.	(13)	(559)
Crown Holdings Inc.	(23)	(972)
Graphic Packaging Holding Co.	(69)	(729)
Royal Gold Inc.	(23)	(1,942)
		(10,683)
Real Estate (0.1%)
Colony Capital Inc. - Class A	(61)	(285)
Newmark Group Inc. - Class A	—	—
Utilities (0.1%)
NiSource Inc.	(23)	(595)
Total Common Stocks (proceeds $141,545)		(115,241)
Total Securities Sold Short (28.6%) (proceeds $141,545)		(115,241)

JNL/AQR Large Cap Relaxed Constraint Equity Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	35	March 2019	4,539	34	(155)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/AQR Managed Futures Strategy Fund (a)
SHORT TERM INVESTMENTS 90.5%
Investment Companies 42.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	67,052	67,052
JPMorgan U.S. Treasury Plus Money Market Fund - IM Class, 2.56% (c)	26,969	26,969
		94,021
Treasury Securities 48.3%
U.S. Treasury Bill
2.19%, 01/31/19 (d)	2,478	2,473
2.34%, 02/07/19 (d)	42,091	41,990
2.40%, 03/28/19 (d)	32,005	31,830
2.37%, 04/04/19 (d)	23,319	23,176

	Shares/Par[1]	Value ($)
2.41%, 04/11/19 (d)	3,612	3,588
2.46%, 04/25/19 (d)	4,366	4,333
		107,390
Total Short Term Investments (cost $201,417)		201,411
Total Investments 90.5% (cost $201,417)		201,411
Other Derivative Instruments (0.7)%		(1,515)
Other Assets and Liabilities, Net 10.2%		22,676
Total Net Assets 100.0%		222,572

(a) Consolidated Schedule of Investments.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(d) The coupon rate represents the yield to maturity.

JNL/AQR Managed Futures Strategy Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M EURIBOR	79	June 2019	EUR	19,807	(1)	1
3M EURIBOR	113	September 2019	EUR	28,321	(2)	8
3M EURIBOR	211	December 2019	EUR	52,842	—	45
3M EURIBOR	271	March 2020	EUR	67,815	—	96
3M EURIBOR	270	June 2020	EUR	67,510	4	119
3M EURIBOR	237	September 2020	EUR	59,231	7	99
3M EURIBOR	130	December 2020	EUR	32,483	6	40
3M Sterling Interest Rate	11	June 2019	GBP	1,361	—	—
3M Sterling Interest Rate	13	September 2019	GBP	1,608	—	—
3M Sterling Interest Rate	14	December 2019	GBP	1,731	—	—
3M Sterling Interest Rate	13	March 2020	GBP	1,606	—	—
3M Sterling Interest Rate	14	June 2020	GBP	1,730	—	—
3M Sterling Interest Rate	14	September 2020	GBP	1,729	—	—
3M Sterling Interest Rate	14	December 2020	GBP	1,728	—	—
3M Swiss Franc Interest Rate	2	June 2019	CHF	504	—	—
3M Swiss Franc Interest Rate	5	September 2019	CHF	1,259	—	—
3M Swiss Franc Interest Rate	6	December 2019	CHF	1,510	—	—
90-Day Eurodollar	(26)	June 2019		(6,311)	—	(15)
90-Day Eurodollar	1	September 2019		243	—	—
90-Day Eurodollar	(2)	December 2019		(484)	—	(3)
90-Day Eurodollar	(1)	March 2020		(242)	—	(2)
90-Day Eurodollar	(2)	June 2020		(484)	(1)	(4)
90-Day Eurodollar	4	December 2020		975	—	—
Amsterdam Exchanges Index	(16)	January 2019	EUR	(1,578)	(14)	20
ASX SPI 200 Index	(23)	March 2019	AUD	(3,176)	17	(15)
Australia Commonwealth Treasury Bond, 10-Year	99	March 2019	AUD	13,019	31	82
Australia Commonwealth Treasury Bond, 3-Year	324	March 2019	AUD	36,237	25	85
Australian Dollar	(258)	March 2019		(18,641)	5	447
Brent Crude Oil	(53)	March 2019		(3,125)	(30)	273
British Pound	(31)	March 2019		(2,480)	(10)	2
CAC40 10 Euro	(58)	January 2019	EUR	(2,781)	(35)	44
Canadian Bank Acceptance	7	June 2019	CAD	1,710	—	1
Canadian Bank Acceptance	9	September 2019	CAD	2,197	—	2
Canadian Dollar	(68)	March 2019		(5,127)	(5)	128
Canadian Government Bond, 10-Year	10	March 2019	CAD	1,355	—	10
Cocoa	(1)	March 2019		(21)	(1)	(3)
Coffee 'C'	(28)	March 2019		(1,169)	(10)	99
Copper	(16)	March 2019		(1,091)	19	38
Corn	(52)	March 2019		(969)	1	(6)
Cotton No. 2	(13)	March 2019		(501)	—	32
Dow Jones Industrial Average E-Mini Index	(17)	March 2019		(2,067)	(21)	89
E-Mini MSCI Emerging EAFE Index	(2)	March 2019		(175)	—	4
E-Mini MSCI Emerging Markets Index	(11)	March 2019		(536)	2	5
E-Mini Russell 2000 Index	(82)	March 2019		(5,825)	(33)	294
Euro FX Currency	(405)	March 2019		(58,201)	(36)	(132)
Euro STOXX 50	(284)	March 2019	EUR	(8,641)	—	223
Euro-Bobl	331	March 2019	EUR	43,799	—	74
Euro-BTP	13	March 2019	EUR	1,657	—	5
Euro-Bund	109	March 2019	EUR	17,734	—	105
Euro-Buxl	15	March 2019	EUR	2,702	—	9
Euro-OAT	193	March 2019	EUR	29,124	—	(22)
Euro-Schatz	448	March 2019	EUR	50,133	—	19
FTSE 100 Index	(103)	March 2019	GBP	(6,866)	10	9

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/AQR Managed Futures Strategy Fund — Futures Contracts (continued)
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
FTSE China A50 Index	(140)	January 2019		(1,460)	(9)	2
FTSE/JSE Top 40 Index	(9)	March 2019	ZAR	(4,107)	(1)	(9)
FTSE/MIB Index	(14)	March 2019	EUR	(1,309)	—	40
German Stock Index	(36)	March 2019	EUR	(9,706)	—	230
Gold 100 oz.	11	February 2019		1,410	(2)	(1)
Hang Seng China Enterprises Index	(29)	January 2019	HKD	(14,621)	(12)	(3)
Hang Seng Index	(22)	January 2019	HKD	(28,288)	(40)	(19)
IBEX 35 Index	(14)	January 2019	EUR	(1,217)	(11)	28
ICE Europe London Cocca	(5)	March 2019	GBP	(80)	—	(10)
Japanese Government Bond, 10-Year	68	March 2019	JPY	10,332,300	—	324
Japanese Yen	(177)	March 2019		(19,806)	(133)	(485)
KCBT Wheat	(26)	March 2019		(651)	10	16
KOSPI 200	(127)	March 2019	KRW	(8,327,892)	—	7
Lean Hogs	(11)	February 2019		(272)	(1)	3
Live Cattle	(7)	March 2019		(341)	1	(5)
LME Aluminum	(30)	March 2019		(1,479)	91	93
LME Copper	(5)	March 2019		(758)	7	12
LME Nickel	(2)	March 2019		(132)	20	4
LME Zinc	(5)	March 2019		(316)	(24)	7
Low Sulphur Gas Oil	(122)	February 2019		(6,640)	(203)	403
Mexican Peso	(42)	March 2019		(1,021)	(1)	(34)
Mini MSCI Singapore Index	(20)	January 2019	SGD	(681)	—	(2)
MSCI Taiwan Index	(67)	January 2019		(2,358)	(19)	(50)
NASDAQ 100 E-Mini	(17)	March 2019		(2,270)	(14)	117
Natural Gas	43	February 2019		1,762	(166)	(497)
New Zealand Dollar	617	March 2019		42,604	18	(1,142)
Nikkei 225	(18)	March 2019	JPY	(381,019)	—	189
NY Harbor ULSD	(18)	February 2019		(1,402)	(14)	132
OMX Stockholm 30 Index	(56)	January 2019	SEK	(8,104)	—	24
Palladium	6	March 2019		679	8	39
Platinum	(14)	April 2019		(558)	(3)	(2)
RBOB Gasoline	(25)	February 2019		(1,521)	(1)	153
S&P 500 E-Mini Index	(15)	March 2019		(1,964)	(15)	85
S&P MidCap 400 E-Mini Index	(8)	March 2019		(1,387)	(14)	57
S&P/Toronto Stock Exchange 60 Index	(23)	March 2019	CAD	(4,036)	(17)	69
Silver	(9)	March 2019		(651)	(5)	(49)
Soybean	(29)	March 2019		(1,320)	1	23
Soybean Meal	(1)	March 2019		(31)	—	—
Soybean Oil	(3)	March 2019		(50)	—	—
Sugar #11 (World Markets)	(72)	March 2019		(1,020)	29	50
Tokyo Price Index	(33)	March 2019	JPY	(526,103)	—	298
U.K. Long Gilt	77	March 2019	GBP	9,424	(13)	76
U.S. Treasury Long Bond	(23)	March 2019		(3,217)	(16)	(141)
U.S. Treasury Note, 10-Year	5	March 2019		609	(1)	1
U.S. Treasury Note, 2-Year	54	March 2019		11,457	6	7
U.S. Treasury Note, 5-Year	25	March 2019		2,862	4	5
Ultra Long Term U.S. Treasury Bond	(33)	March 2019		(5,023)	(24)	(278)
Wheat	(8)	March 2019		(203)	3	2
WTI Crude Oil	(44)	February 2019		(2,279)	(4)	281
					(637)	2,355

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	CIT	03/20/19	AUD	1,809	1,276	(42)
BRL/USD	CIT	03/20/19	BRL	920	236	(8)
BRL/USD	CIT	03/20/19	BRL	696	178	—
CAD/USD	CIT	03/20/19	CAD	906	666	(14)
CHF/USD	CIT	03/20/19	CHF	12,458	12,765	121
CLP/USD	CIT	03/20/19	CLP	1,472,069	2,123	(74)
COP/USD	CIT	03/20/19	COP	3,379,595	1,035	(19)
COP/USD	CIT	03/20/19	COP	396,890	122	—
EUR/USD	CIT	03/20/19	EUR	13,971	16,108	(18)
EUR/USD	CIT	03/20/19	EUR	18,157	20,935	63
GBP/USD	CIT	03/20/19	GBP	1,480	1,896	(12)
GBP/USD	CIT	03/20/19	GBP	990	1,268	—
HKD/USD	CIT	03/20/19	HKD	32	4	—
HUF/USD	CIT	03/20/19	HUF	1,177,047	4,223	44
IDR/USD	CIT	03/20/19	IDR	6,986,747	482	(2)
IDR/USD	CIT	03/20/19	IDR	39,614,393	2,732	34
ILS/USD	CIT	03/20/19	ILS	4,155	1,118	(10)
ILS/USD	CIT	03/20/19	ILS	1,735	466	—
INR/USD	CIT	03/20/19	INR	504,497	7,165	88
JPY/USD	CIT	03/20/19	JPY	2,848,789	26,152	678

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
KRW/USD	CIT	03/20/19	KRW	3,371,706	3,031	(13)
KRW/USD	CIT	03/20/19	KRW	503,252	453	1
MXN/USD	CIT	03/20/19	MXN	33,928	1,709	37
NOK/USD	CIT	03/20/19	NOK	24,039	2,787	(53)
NOK/USD	CIT	03/20/19	NOK	2,407	279	—
NZD/USD	CIT	01/03/19	NZD	2,055	1,379	1
NZD/USD	CIT	01/04/19	NZD	2,057	1,380	—
NZD/USD	CIT	03/20/19	NZD	29,455	19,796	(401)
PHP/USD	CIT	03/20/19	PHP	87,440	1,653	(4)
PHP/USD	CIT	03/20/19	PHP	32,130	608	—
PLN/USD	CIT	03/20/19	PLN	35,971	9,620	73
SEK/USD	CIT	03/20/19	SEK	92,649	10,517	162
SGD/USD	CIT	03/20/19	SGD	7,382	5,425	26
TWD/USD	CIT	03/20/19	TWD	10,545	346	(2)
TWD/USD	CIT	03/20/19	TWD	39,643	1,298	—
USD/AUD	CIT	03/20/19	AUD	(24,050)	(16,969)	195
USD/BRL	CIT	03/20/19	BRL	(1,298)	(333)	(4)
USD/BRL	CIT	03/20/19	BRL	(4,122)	(1,060)	7
USD/CAD	CIT	03/20/19	CAD	(15,108)	(11,096)	91
USD/CHF	CIT	03/20/19	CHF	(5,862)	(6,004)	(44)
USD/CHF	CIT	03/20/19	CHF	(289)	(294)	1
USD/CLP	CIT	03/20/19	CLP	(1,830,540)	(2,638)	77
USD/COP	CIT	03/20/19	COP	(5,341,134)	(1,639)	9
USD/EUR	CIT	03/20/19	EUR	(71,806)	(82,792)	(461)
USD/EUR	CIT	03/20/19	EUR	(4,491)	(5,178)	7
USD/GBP	CIT	03/20/19	GBP	(2,272)	(2,909)	(31)
USD/GBP	CIT	03/20/19	GBP	(4,442)	(5,687)	26
USD/HKD	CIT	03/20/19	HKD	(924)	(118)	—
USD/HUF	CIT	03/20/19	HUF	(1,458,556)	(5,235)	(53)
USD/HUF	CIT	03/20/19	HUF	(8,977)	(32)	—
USD/IDR	CIT	03/20/19	IDR	(9,939,360)	(685)	(10)
USD/IDR	CIT	03/20/19	IDR	(6,241,201)	(430)	—
USD/ILS	CIT	03/20/19	ILS	(13,496)	(3,628)	26
USD/INR	CIT	03/20/19	INR	(328,633)	(4,670)	(89)
USD/INR	CIT	03/20/19	INR	(837)	(12)	—
USD/JPY	CIT	03/20/19	JPY	(3,338,825)	(30,650)	(786)
USD/KRW	CIT	03/20/19	KRW	(8,165,680)	(7,337)	(66)
USD/KRW	CIT	03/20/19	KRW	(2,012,786)	(1,808)	3
USD/MXN	CIT	03/20/19	MXN	(39,601)	(1,990)	(78)
USD/NOK	CIT	03/20/19	NOK	(46,434)	(5,389)	63
USD/NZD	CIT	01/03/19	NZD	(2,055)	(1,379)	(1)
USD/NZD	CIT	01/04/19	NZD	(2,057)	(1,380)	—
USD/NZD	CIT	03/20/19	NZD	(2,055)	(1,381)	(1)
USD/NZD	CIT	03/20/19	NZD	(10,945)	(7,355)	52
USD/PHP	CIT	03/20/19	PHP	(56,722)	(1,071)	(8)
USD/PHP	CIT	03/20/19	PHP	(36,662)	(692)	—
USD/PLN	CIT	03/20/19	PLN	(3,870)	(1,036)	(11)
USD/PLN	CIT	03/20/19	PLN	(34)	(9)	—
USD/SEK	CIT	03/20/19	SEK	(122,372)	(13,887)	(239)
USD/SEK	CIT	03/20/19	SEK	(331)	(38)	—
USD/SGD	CIT	03/20/19	SGD	(4,342)	(3,192)	(17)
USD/SGD	CIT	03/20/19	SGD	(447)	(328)	—
USD/TWD	CIT	03/20/19	TWD	(14,219)	(466)	(2)
USD/TWD	CIT	03/20/19	TWD	(122,735)	(4,019)	2
USD/ZAR	CIT	03/20/19	ZAR	(21,164)	(1,458)	(11)
USD/ZAR	CIT	03/20/19	ZAR	(19,645)	(1,354)	9
ZAR/USD	CIT	03/20/19	ZAR	127,412	8,777	(306)
ZAR/USD	CIT	03/20/19	ZAR	825	57	—
					(67,563)	(994)

JNL/AQR Managed Futures Strategy Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Counter-party	Rate Paid/Received by Fund[2,9]	Expiration	Notional[1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
FUTURES
Bovespa Index Future, Expiration February 2019	MSC	N/A	02/13/19	BRL	4,998	—	(34)

Total return swap agreements - paying return
FUTURES
Soybean Meal Future, Expiration March 2019	CGM	N/A	03/18/19		(2,646)	—	43
Soybean Oil Future, Expiration March 2019	CGM	N/A	03/25/19		(872)	—	37
Wheat Future, Expiration March 2019	CGM	N/A	03/18/19		(280)	—	3
Coffee 'C' Future, Expiration March 2019	MLP	N/A	03/29/19		(666)	—	93
Corn Future, Expiration March 2019	MLP	N/A	03/18/19		(222)	—	(3)
Hang Seng China Enterprises Index Future, Expiration January 2019	MLP	N/A	01/30/19	HKD	(8,509)	—	(10)
Live Cattle Future, Expiration February 2019	MLP	N/A	03/15/19		(622)	—	(22)
Hang Seng China Enterprises Index Future, Expiration January 2019	MSC	N/A	01/30/19	HKD	(1,999)	—	(3)
KOSPI 200 Future, Expiration March 2019	MSC	N/A	03/14/19	KRW	(8,719,250)	—	7
Swiss Market Index Future, Expiration March 2019	MSC	N/A	03/15/19	CHF	(420)	—	5
						—	150

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/BlackRock Global Allocation Fund * (a)
COMMON STOCKS 58.1%
Communication Services 8.2%
Alphabet Inc. - Class A (b)	1	606
Alphabet Inc. - Class C (b) (c)	50	52,135
Charter Communications Inc. - Class A (b)	101	28,771
Comcast Corp. - Class A (c) (d)	1,145	38,998
Facebook Inc. - Class A (b) (c)	166	21,702
Tencent Holdings Ltd. (e)	485	19,458
Verizon Communications Inc.	234	13,146
Vodafone Group Plc	12,549	24,583
Other Securities		84,657
		284,056
Consumer Discretionary 5.6%
Amazon.com Inc. (b) (c)	22	32,991
Denso Corp.	358	15,841
Maruti Suzuki India Ltd.	39	4,191
Sodexo SA	172	17,679
Suzuki Motor Corp.	341	17,245
Other Securities		106,649
		194,596
Consumer Staples 5.3%
Altria Group Inc.	381	18,796
Colgate-Palmolive Co.	349	20,761
Danone SA	379	26,701
Nestle SA	382	31,082
Other Securities		86,776
		184,116
Energy 6.0%
Enbridge Inc.	507	15,770
Exxon Mobil Corp.	469	31,968
Imperial Oil Ltd. (f)	7	172
Reliance Industries Ltd.	1,144	18,348
Royal Dutch Shell Plc - Class A	1,007	29,631
Royal Dutch Shell Plc - Class A	8	249
Royal Dutch Shell Plc - Class A - ADR (f)	223	12,972
Royal Dutch Shell Plc - Class B	12	358
Williams Cos. Inc.	1,262	27,822
Other Securities		71,524
		208,814
Financials 5.9%
Bank of America Corp.	530	13,059
Citigroup Inc.	199	10,370
HSBC Holdings Plc	1,535	12,699
Marsh & McLennan Cos. Inc.	282	22,503
Morgan Stanley	358	14,214
Wells Fargo & Co.	629	28,973
Other Securities		103,059
		204,877
Health Care 8.5%
Anthem Inc.	121	31,655
Bayer AG	216	15,148
CVS Health Corp. (c)	383	25,098
Fresenius SE & Co. KGaA	348	16,961
Gilead Sciences Inc.	259	16,211
Johnson & Johnson (c)	346	44,697
Pfizer Inc.	687	29,980
Other Securities		114,677
		294,427
Industrials 5.8%
East Japan Railway Co.	214	18,863
Japan Airlines Co. Ltd.	542	19,219
Koninklijke Philips Electronics NV	817	28,966
Other Securities		134,212
		201,260
Information Technology 5.7%
Apple Inc. (c)	319	50,319
Microsoft Corp. (c)	492	50,017
Other Securities		98,424
		198,760
	Shares/Par[1]	Value ($)
Materials 3.3%
Air Products & Chemicals Inc.	151	24,193
DowDuPont Inc.	288	15,422
Other Securities		76,450
		116,065
Real Estate 1.6%
CapitaLand Ltd.	6,702	15,250
Sun Hung Kai Properties Ltd.	1,211	17,257
Other Securities		22,392
		54,899
Utilities 2.2%
NextEra Energy Inc.	162	28,144
Other Securities		47,258
		75,402
Total Common Stocks (cost $2,083,564)		2,017,272
TRUST PREFERREDS 0.2%
Financials 0.2%
Citigroup Capital XIII	122	3,238
Other Securities		3,411
Total Trust Preferreds (cost $6,845)		6,649
PREFERRED STOCKS 1.0%
Communication Services 0.4%
Other Securities		13,631
Energy 0.0%
Other Securities		38
Financials 0.3%
Wells Fargo & Co. - Series L, 7.50% (g) (h)	1	1,431
Other Securities		9,961
		11,392
Health Care 0.1%
Other Securities		1,565
Information Technology 0.1%
Other Securities		4,727
Materials 0.0%
Other Securities		42
Real Estate 0.1%
Other Securities		3,060
Total Preferred Stocks (cost $24,029)		34,455
CORPORATE BONDS AND NOTES 5.3%
Communication Services 0.7%
Comcast Corp.
3.45%, 10/01/21	2,099	2,120
2.75%, 03/01/23	2,635	2,567
3.70%, 04/15/24	5,209	5,232
NBCUniversal Enterprise Inc.
5.25%, (callable at 100 beginning 03/19/21) (g) (i)	2,011	2,037
Verizon Communications Inc.
3.13%, 03/16/22	2,737	2,716
Other Securities		10,238
		24,910
Consumer Discretionary 0.2%
Other Securities		6,574
Consumer Staples 0.3%
Danone SA
2.59%, 11/02/23 (i)	2,720	2,586
Other Securities		8,047
		10,633
Energy 0.2%
Williams Cos. Inc.
3.70%, 01/15/23	1,324	1,294
Other Securities		4,457
		5,751
Financials 2.1%
Bank of America Corp.
2.37%, 07/21/21 (j)	1,148	1,127
3.30%, 01/11/23	2,630	2,588
4.00%, 01/22/25	1,406	1,372

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Bayer Capital Corp. BV
5.63%, 11/22/19, EUR (f) (h) (i)	5,600	4,814
Citigroup Inc.
5.88%, (callable at 100 beginning 03/27/20) (f) (g)	5,912	5,747
5.95%, (callable at 100 beginning 08/15/20) (g)	2,395	2,315
2.45%, 01/10/20	2,535	2,513
HSBC Holdings Plc
6.38%, (callable at 100 beginning 09/17/24) (g) (h)	5,095	4,834
3.26%, 03/13/23 (j)	2,534	2,481
Morgan Stanley
5.45%, (callable at 100 beginning 07/15/19) (g)	1,971	1,922
Wells Fargo & Co.
3.07%, 01/24/23	547	532
Wells Fargo Bank NA
3.55%, 08/14/23	3,565	3,552
Other Securities		39,784
		73,581
Health Care 1.0%
CVS Health Corp.
3.70%, 03/09/23	8,082	7,993
Gilead Sciences Inc.
3.25%, 09/01/22	2,631	2,619
Other Securities		22,246
		32,858
Industrials 0.1%
Other Securities		2,600
Information Technology 0.3%
Apple Inc.
3.35%, 02/09/27	4,593	4,492
3.20%, 05/11/27	4,414	4,268
Other Securities		2,774
		11,534
Materials 0.3%
DowDuPont Inc.
3.77%, 11/15/20	2,085	2,105
Other Securities		8,269
		10,374
Real Estate 0.1%
CapitaLand Ltd.
1.95%, 10/17/23, SGD (h) (i)	2,750	1,897
Other Securities		1,568
		3,465
Utilities 0.0%
Other Securities		713
Total Corporate Bonds And Notes (cost $190,162)		182,993
SENIOR LOAN INTERESTS 0.1%
Consumer Discretionary 0.1%
Other Securities		3,707
Energy 0.0%
Other Securities		1,023
Total Senior Loan Interests (cost $5,000)		4,730
GOVERNMENT AND AGENCY OBLIGATIONS 25.3%
Sovereign 2.8%
Argentina Republic Government International Bond
3.38%, 01/15/23, EUR	3,172	2,852
6.88%, 01/26/27	11,041	8,391
5.88%, 01/11/28 (f)	16,091	11,475
5.25%, 01/15/28, EUR	517	423
Bundesrepublik Deutschland
0.50%, 02/15/28, EUR (k)	25,166	29,677
Mexico Bonos
6.50%, 06/10/21, MXN	252,442	12,271
8.00%, 12/07/23, MXN	241,302	11,994
Other Securities		20,607
		97,690
Treasury Inflation Indexed Securities 0.8%
U.S. Treasury Inflation Indexed Note
0.63%, 04/15/23 (l)	28,440	27,991
	Shares/Par[1]	Value ($)
U.S. Treasury Securities 21.7%
U.S. Treasury Note
1.50%, 11/30/19 (m)	8,325	8,240
2.75%, 08/31/23	84,972	85,928
2.88%, 09/30/23	220,399	223,980
2.88%, 10/31/23 (d)	236,356	240,345
3.00%, 10/31/25 (d)	111,490	114,382
2.88%, 11/30/25	77,424	78,815
		751,690
Total Government And Agency Obligations (cost $870,092)		877,371
INVESTMENT COMPANIES 1.3%
iShares Gold Trust Fund (b) (m) (n)	2,162	26,566
Other Securities		18,338
Total Investment Companies (cost $47,048)		44,904
SHORT TERM INVESTMENTS 9.4%
Securities Lending Collateral 1.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (n) (o)	39,433	39,433
Treasury Securities 8.3%
Japan Treasury Bill
-0.31%, 01/28/19, JPY (p)	2,181,800	19,911
-0.32%, 02/04/19, JPY (p)	2,180,450	19,898
-0.24%, 03/04/19, JPY (p)	2,260,900	20,632
-0.21%, 03/25/19, JPY (p)	962,800	8,787
U.S. Treasury Bill
2.27%, 01/02/19 (p)	3,000	3,000
2.30%, 01/03/19 (p)	50,000	49,991
2.16%, 01/08/19 (p)	19,000	18,991
2.33%, 01/15/19 (p)	35,000	34,969
2.34%, 01/22/19 (p)	60,000	59,915
2.19%, 01/31/19 (p)	50,000	49,900
		285,994
Total Short Term Investments (cost $323,798)		325,427
Total Investments 100.7% (cost $3,550,538)		3,493,801
Total Securities Sold Short (0.6)% (proceeds $23,922)		(20,235)
Total Purchased Options 0.2% (cost $18,938)		8,291
Other Derivative Instruments (0.7)%		(24,901)
Other Assets and Liabilities, Net 0.4%		13,344
Total Net Assets 100.0%		3,470,300

(a) Consolidated Schedule of Investments.

(b) Non-income producing security.

(c) All or a portion of the security is subject to a written call option.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f) All or portion of the security was on loan.

(g) Perpetual security. Next contractual call date presented, if applicable.

(h) Convertible security.

(i) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $41,102 and 1.2%, respectively.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

(j) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(k) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(l) Treasury inflation indexed note, par amount is adjusted for inflation.

(m) All or a portion of the security is held in the respective subsidiary. See Significant Accounting Policies, Basis of Consolidation in the Notes to Financial Statements.

(n) Investment in affiliate.

(o) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(p) The coupon rate represents the yield to maturity.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (0.6%)
COMMON STOCKS (0.6%)
Communication Services (0.0%)
BT Group Plc	(39)	(119)
Electronic Arts Inc.	—	(23)
LINE Corp.	(5)	(154)
		(296)
Consumer Discretionary (0.1%)
Aptiv Plc	(1)	(41)
Brilliance China Automotive Holdings Ltd.	(278)	(207)
Ctrip.com International Ltd. - ADR	(3)	(82)
Daimler AG	(9)	(457)
Fast Retailing Co. Ltd.	—	(102)
Geely Automobile Holdings Ltd.	(34)	(60)
Great Wall Motor Co. Ltd. - Class H	(195)	(112)
Hennes & Mauritz AB - Class B	(6)	(80)
Huazhu Group Ltd. - ADS	(14)	(400)
Sharp Corp.	(7)	(72)
Shenzhou International Group Holdings Ltd.	(14)	(159)
Shimano Inc.	—	(42)
TAL Education Group - ADS	(6)	(153)
Tesla Inc.	(1)	(327)
Vipshop Holdings Ltd. - ADR	(91)	(497)
Volkswagen AG	(1)	(91)
		(2,882)
Consumer Staples (0.1%)
British American Tobacco Plc	(3)	(103)
Clorox Co.	(3)	(440)
FamilyMart UNY Holdings Co. Ltd.	(2)	(304)
General Mills Inc.	(2)	(64)
Hershey Co.	—	(49)
Hormel Foods Corp.	(4)	(176)
Pernod-Ricard SA	(12)	(1,916)
Reckitt Benckiser Group Plc	(2)	(129)
Saputo Inc.	(9)	(268)
		(3,449)
Energy (0.0%)
Baker Hughes a GE Co. LLC - Class A	(2)	(36)
Cenovus Energy Inc.	(62)	(438)
Concho Resources Inc.	(2)	(190)
Diamondback Energy Inc.	(1)	(138)
Hess Corp.	(1)	(32)
National Oilwell Varco Inc.	(1)	(16)
		(850)
Financials (0.0%)
T. Rowe Price Group Inc.	(1)	(104)
Health Care (0.1%)
Alibaba Health Information Technology Ltd.	(270)	(218)
AmerisourceBergen Corp.	(1)	(54)
Daiichi Sankyo Co. Ltd.	(2)	(70)
Incyte Corp.	(6)	(379)
Regeneron Pharmaceuticals Inc.	(1)	(241)
Wuxi Biologics Cayman Inc.	(59)	(371)
		(1,333)
Industrials (0.0%)
Bollore SA	(35)	(139)
	Shares/Par[1]	Value ($)
China Southern Airlines Co. Ltd. - Class H	(10)	(6)
China State Construction International Holdings Ltd.	(72)	(57)
Fanuc Ltd.	—	(30)
Fortive Corp.	(4)	(279)
Komatsu Ltd.	(4)	(86)
Makita Corp.	(5)	(163)
SMC Corp.	—	(60)
Transurban Group	(16)	(133)
Zhuzhou CSR Times Electric Co. Ltd. - Class H	(15)	(82)
		(1,035)
Information Technology (0.2%)
AAC Technologies Holdings Inc.	(27)	(154)
Analog Devices Inc.	(1)	(93)
Autohome Inc. - Class A - ADR	(3)	(264)
BYD Electronic International Co. Ltd.	(20)	(25)
NEC Electronics Corp.	(3)	(15)
NetEase.com Inc. - ADR	(1)	(245)
Nvidia Corp.	(1)	(81)
Salesforce.com Inc.	—	(55)
Square Inc. - Class A	(8)	(468)
Sumco Corp.	(193)	(2,146)
Sunny Optical Technology Group Co. Ltd.	(52)	(464)
Workday Inc. - Class A	(1)	(207)
Worldpay Inc. - Class A	(2)	(141)
Yaskawa Electric Corp.	(94)	(2,292)
ZTE Corp. - Class H	(10)	(19)
		(6,669)
Materials (0.1%)
Barrick Gold Corp.	(2)	(26)
BASF SE	(1)	(66)
Freeport-McMoRan Inc. - Class B	(2)	(16)
Linde Plc	—	(58)
LyondellBasell Industries NV - Class A	(15)	(1,216)
Nippon Paint Co. Ltd.	(12)	(407)
PPG Industries Inc.	(1)	(121)
Sherwin-Williams Co.	(1)	(506)
ThyssenKrupp AG	(21)	(355)
		(2,771)
Real Estate (0.0%)
China Evergrande Group	(85)	(251)
Digital Realty Trust Inc.	(3)	(300)
		(551)
Utilities (0.0%)
Beijing Enterprises Water Group Ltd.	(46)	(24)
China Gas Holdings Ltd.	(7)	(26)
Edison International	(1)	(71)
		(121)
Total Common Stocks (proceeds $23,739)		(20,061)
PREFERRED STOCKS (0.0%)
Consumer Discretionary (0.0%)
Volkswagen AG (a)	(1)	(174)
Total Preferred Stocks (proceeds $183)		(174)
Total Securities Sold Short (0.6%) (proceeds $23,922)		(20,235)

(a) Convertible security.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Summary of Investments by Country^	Total Long Term Investments
Argentina	0.9%
Australia	0.7
Belgium	0.4
Brazil	0.8
Canada	1.8
Chile	—
China	1.6
Czech Republic	0.1
Denmark	0.1
Finland	—
France	3.0
Germany	2.5
Hong Kong	1.0
India	1.3
Indonesia	—
Ireland	0.1
Italy	0.7
Japan	8.8
Luxembourg	—
Macau	—
Malaysia	—
Mexico	0.8
Netherlands	2.8
Norway	—
Poland	—
Portugal	0.1
Singapore	0.7
South Africa	—
South Korea	0.7
Spain	0.4
Sweden	—
Switzerland	1.1
Taiwan	0.9
Thailand	0.2
Turkey	—
United Arab Emirates	0.4
United Kingdom	2.2
United States of America	65.9
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
iShares Gold Trust Fund	9,265	18,340	—	—	—	(1,039)	26,566	0.8

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Australia Government Bond, 3.00%, 03/21/47	05/25/17	7,758	8,178	0.2
Bio City Development Co. BV, 0.00%, 07/06/18	08/26/11	708	93	—
Bundesrepublik Deutschland, 0.50%, 02/15/28	06/29/18	29,889	29,677	0.9
Domo Inc.	06/29/18	8,527	3,805	0.1
Fieldwood Energy Inc.	05/16/18	353	635	—
Fieldwood Energy Inc.	05/16/18	149	172	—
Grand Rounds Inc. - Series C	04/01/15	1,774	1,565	—
Inversiones Alsacia SA, 0.00%, 03/11/19	01/07/15	1,859	55	—
Jawbone Health Hub Inc.	01/31/17	—	—	—
Lookout Inc.	03/05/15	237	—	—
Lookout Inc. - Series F	09/22/14	3,242	1,714	0.1
Palantir Technologies Inc. - Series I	03/27/14	3,142	2,773	0.1
Quintis Pty Ltd.	11/02/17	1,905	2,019	0.1
REI Agro Ltd., 0.00%, 11/13/14	05/13/14	606	2	—
Uber Technologies Inc.	01/09/15	4,702	13,631	0.4
		64,851	64,319	1.9

JNL/BlackRock Global Allocation Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Canadian Government Bond, 10-Year	(296)	March 2019	CAD	(39,999)	10	(360)
Euro STOXX 50	(2,089)	March 2019	EUR	(63,839)	—	1,958
FTSE 100 Index	(1)	March 2019	GBP	(66)	—	(1)
S&P 500 E-Mini Index	(63)	March 2019		(7,823)	(60)	(68)
Yen Denominated Nikkei 225	(57)	March 2019	JPY	(591,843)	27	243
					(23)	1,772

JNL/BlackRock Global Allocation Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (Q)	Receiving	2.99	(S)	07/18/50		27,177	(120)	(611)
3M LIBOR (Q)	Paying	2.97	(S)	07/18/25		120,936	274	2,016
3M LIBOR (Q)	Paying	3.20	(S)	10/29/28		95,728	377	4,135
6M EURIBOR (S)	Receiving	0.84	(A)	02/15/28	EUR	13,343	(2)	(156)
6M EURIBOR (S)	Receiving	0.84	(A)	02/15/28	EUR	14,281	(2)	(168)
6M EURIBOR (S)	Receiving	0.99	(A)	10/29/28	EUR	75,866	(58)	(1,631)
							469	3,585

JNL/BlackRock Global Allocation Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection[4]
CDX.NA.HY.30 (Q)	5.00	06/20/23	(6,008)	185	6	(180)

JNL/BlackRock Global Allocation Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]		Value ($)
Foreign Currency Options
British Pound versus USD	UBS	Call		1.32	05/15/19	GBP	56,073,000	1,366

Index Options
Euro Stoxx Bank Index	BCL	Call	EUR	136.97	03/19/21		61,665	70
Euro Stoxx Bank Index	UBS	Call	EUR	134.92	06/18/21		63,580	83
KOSPI 200	GSC	Call		302.50	03/14/19		53,860	10
Russell 2000 Index	BOA	Call		1,700.00	03/15/19		10,594	3
Tokyo Price Index	MSC	Call	JPY	1,785.00	03/08/19		762,124	6
TOPIX Banks Index	BNP	Call	JPY	194.04	03/13/20		3,556,337	78
TOPIX Banks Index	BOA	Call	JPY	191.28	12/13/19		2,633,004	46

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/BlackRock Global Allocation Fund — OTC Purchased Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]	Value ($)
TOPIX Banks Index	MSC	Call	JPY	192.04	04/10/20	3,164,627	68
TOPIX Banks Index	MSC	Call	JPY	191.28	12/13/19	4,976,232	86
S&P 500 Index	BCL	Put		2,400.00	01/31/19	1,413	45
S&P 500 Index	BCL	Put		2,700.00	01/18/19	13,325	2,607
S&P 500 Index	BCL	Put		2,350.00	01/18/19	1,409	19
S&P 500 Index	BCL	Put		2,400.00	01/18/19	1,703	9
							3,130
Interest Rate Swaptions[10]
3M LIBOR, 03/04/19	NSI	Put		3.00	03/04/19	112,924,000	49

Options on Securities
Alphabet Inc. - Class C	JPM	Call		1,225.00	01/17/20	6,404	368
Anadarko Petroleum Corp.	CSI	Call		67.50	01/17/20	67,341	103
BP Plc	NSI	Call		43.50	01/17/20	309,900	393
BP Plc	UBS	Call		52.00	06/21/19	338,254	8
Chevron Corp.	UBS	Call		125.00	01/18/19	101,328	1
ConocoPhillips Co.	UBS	Call		75.00	06/21/19	176,716	212
CVS Health Corp.	JPM	Call		78.50	01/17/20	47,369	145
Exxon Mobil Corp.	UBS	Call		95.00	01/18/19	68,891	—
Facebook Inc.	UBS	Call		165.00	09/20/19	110,064	598
Halliburton Co.	CIT	Call		50.00	01/17/20	129,663	21
Johnson & Johnson	BOA	Call		155.00	01/17/20	48,028	127
JPMorgan Chase & Co.	CGM	Call		114.50	01/17/20	47,400	154
Jupai Holdings Ltd.	MSC	Call	JPY	4,894.87	12/11/20	110,932	12
Jupai Holdings Ltd.	MSC	Call	JPY	4,816.24	09/11/20	111,041	15
Jupai Holdings Ltd.	MSC	Call	JPY	4,756.33	03/13/20	137,345	17
Occidental Petroleum Corp.	UBS	Call		92.50	06/21/19	157,106	10
Royal Dutch Shell Plc - Class A	UBS	Call		77.00	06/21/19	193,080	24
Schlumberger Ltd.	UBS	Call		90.00	01/18/19	99,719	—
Schlumberger Ltd.	UBS	Call		70.00	01/17/20	108,421	11
SPDR Gold Trust ‡	JPM	Call		120.00	02/15/19	56,523	161
SPDR Gold Trust ‡	MSC	Call		120.00	05/17/19	57,164	291
SPDR Gold Trust ‡	SGB	Call		124.00	06/21/19	100,646	398
SPDR Gold Trust ‡	SGB	Call		123.00	04/18/19	105,866	323
SPDR Gold Trust ‡	SGB	Call		121.00	03/15/19	100,646	312
Suncor Energy Inc.	UBS	Call		45.00	06/21/19	228,336	6
Total SA	UBS	Call		70.00	09/20/19	237,909	36
							3,746

JNL/BlackRock Global Allocation Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
Adobe Inc.	Call	260.00	01/18/19	3	—
Amazon.com Inc.	Call	1,800.00	02/15/19	31	(42)
Amazon.com Inc.	Call	1,790.00	02/15/19	31	(44)
Amazon.com Inc.	Call	1,780.00	02/15/19	31	(54)
Intuit Inc.	Call	220.00	01/18/19	3	—
McDonald's Corp.	Call	185.00	01/18/19	17	(2)
VeriSign Inc.	Call	170.00	01/18/19	6	—
					(142)

JNL/BlackRock Global Allocation Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Notional/ Contracts [1]	Value ($)
Index Options
Euro Stoxx Bank Index	BCL	Put	EUR	110.23	03/19/21	41,110	(1,673)
Euro Stoxx Bank Index	UBS	Put	EUR	106.38	06/18/21	41,826	(1,673)
KOSPI 200	GSC	Call		327.50	03/14/19	53,860	—
KOSPI 200	GSC	Put		270.00	03/14/19	53,860	(636)
S&P 500 Index	BCL	Put		2,250.00	01/18/19	1,703	(36)
S&P 500 Index	BCL	Put		2,200.00	01/18/19	1,409	(5)
S&P 500 Index	BCL	Put		2,250.00	01/31/19	1,413	(15)
S&P 500 Index	BOA	Put		2,600.00	03/15/19	5,650	(812)
Tokyo Price Index	MSC	Call	JPY	1,950.00	03/08/19	762,124	(1)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/BlackRock Global Allocation Fund — OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Notional/ Contracts [1]	Value ($)
Tokyo Price Index	MSC	Put	JPY	1,600.00	03/08/19	762,124	(873)
TOPIX Banks Index	BNP	Call	JPY	237.47	03/13/20	3,556,337	(17)
TOPIX Banks Index	BOA	Call	JPY	221.29	12/13/19	2,633,004	(14)
TOPIX Banks Index	MSC	Call	JPY	221.29	12/13/19	4,976,232	(26)
TOPIX Banks Index	MSC	Call	JPY	233.87	04/10/20	3,164,627	(17)
TOPIX Banks Index	BNP	Put	JPY	155.80	03/13/20	3,556,337	(770)
TOPIX Banks Index	BOA	Put	JPY	156.59	12/13/19	2,633,004	(553)
TOPIX Banks Index	MSC	Put	JPY	156.59	12/13/19	4,976,232	(1,046)
TOPIX Banks Index	MSC	Put	JPY	157.82	04/10/20	3,164,627	(791)
							(8,958)
Interest Rate Swaptions[10]
3M LIBOR, 03/04/19	NSI	Call		2.70	03/04/19	112,924,000	(995)

Options on Securities
Alphabet Inc. - Class C	JPM	Call		1,350.00	01/17/20	6,404	(190)
Alphabet Inc. - Class C	JPM	Put		860.00	01/17/20	6,404	(291)
Anadarko Petroleum Corp.	CSI	Call		76.00	01/17/20	67,341	(60)
Anadarko Petroleum Corp.	CSI	Put		46.00	01/17/20	67,341	(562)
Apple Inc.	BCL	Call		160.00	01/18/19	26,120	(107)
BP Plc	NSI	Put		28.00	01/17/20	309,900	(333)
Comcast Corp.	CGM	Call		37.50	01/17/20	117,715	(268)
ConocoPhillips Co.	UBS	Call		85.00	06/21/19	176,716	(41)
CVS Health Corp.	JPM	Call		87.50	01/17/20	47,369	(71)
CVS Health Corp.	JPM	Put		56.00	01/17/20	47,369	(185)
Facebook Inc. - Class A	UBS	Call		220.00	01/17/20	256,001	(333)
Facebook Inc. - Class A	UBS	Put		155.00	01/17/20	256,001	(7,866)
Halliburton Co.	CIT	Put		35.00	01/17/20	129,663	(1,238)
Johnson & Johnson	BOA	Call		170.00	01/17/20	48,028	(43)
Johnson & Johnson	BOA	Put		109.00	01/17/20	48,028	(225)
JPMorgan Chase & Co.	CGM	Call		125.50	01/17/20	47,400	(66)
JPMorgan Chase & Co.	CGM	Put		87.25	01/17/20	47,400	(285)
Jupai Holdings Ltd.	MSC	Call	JPY	5,679.90	03/13/20	137,345	(3)
Jupai Holdings Ltd.	MSC	Put	JPY	3,832.77	03/13/20	137,345	(653)
Jupai Holdings Ltd.	MSC	Put	JPY	3,820.96	09/11/20	74,027	(407)
Jupai Holdings Ltd.	MSC	Put	JPY	3,786.60	12/11/20	73,955	(433)
Microsoft Corp.	BCL	Call		90.00	01/18/19	46,293	(558)
Schlumberger Ltd.	UBS	Put		52.50	01/17/20	108,421	(1,934)
SPDR Gold Trust ‡	MSC	Put		113.00	05/17/19	28,582	(20)
Total SA	UBS	Call		75.00	09/20/19	237,909	(14)
United Continental Holdings Inc.	DUB	Call		75.00	01/18/19	33,402	(305)
							(16,491)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/USD	MSC	01/25/19	EUR	7,928	9,100	(11)
EUR/USD	GSC	02/15/19	EUR	7,992	9,189	58
EUR/USD	MSC	02/28/19	EUR	7,933	9,131	104
EUR/USD	MSC	03/14/19	EUR	7,817	9,008	117
GBP/USD	JPM	01/11/19	GBP	12,501	15,950	(370)
GBP/USD	JPM	02/15/19	GBP	14,164	18,103	(438)
GBP/USD	JPM	02/21/19	GBP	7,384	9,440	(226)
JPY/USD	UBS	01/04/19	JPY	285	3	—
JPY/USD	JPM	01/07/19	JPY	963,124	8,790	91
JPY/USD	UBS	01/07/19	JPY	10,990	100	1
JPY/USD	JPM	01/25/19	JPY	2,026,331	18,521	273
JPY/USD	CIT	01/31/19	JPY	2,017,789	18,452	386
JPY/USD	JPM	02/14/19	JPY	3,084,656	28,238	802
JPY/USD	MSC	03/07/19	JPY	1,234,514	11,319	389
NOK/USD	JPM	02/01/19	NOK	59,975	6,943	(293)
SEK/EUR	GSC	03/21/19	EUR	(15,742)	(18,152)	321
USD/AUD	JPM	01/25/19	AUD	(8,524)	(6,009)	20
USD/BRL	DUB	03/01/19	BRL	(39,202)	(10,072)	(16)
USD/EUR	MSC	02/15/19	EUR	(7,992)	(9,189)	—
USD/EUR	DUB	02/28/19	EUR	(7,933)	(9,131)	(26)
USD/EUR	MSC	03/14/19	EUR	(7,817)	(9,008)	(45)
USD/JPY	JPM	01/04/19	JPY	(3,420)	(31)	—
USD/JPY	MSC	01/28/19	JPY	(2,181,800)	(19,947)	(263)
USD/JPY	GSC	02/04/19	JPY	(2,180,450)	(19,946)	(453)
USD/JPY	GSC	03/04/19	JPY	(2,260,900)	(20,724)	(436)
USD/JPY	JPM	03/25/19	JPY	(962,800)	(8,843)	(94)
ZAR/USD	BOA	03/14/19	ZAR	154,741	10,666	(138)
					51,901	(247)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/BlackRock Global Allocation Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Counter-party	Rate Paid/Received by Fund[2,9]	Expiration	Notional[1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
FUTURES
Nikkei Dividend Future, Expiration April 2021	BNP	N/A	04/01/21	JPY	135,800	—	144
Nikkei Dividend Future, Expiration April 2021	BNP	N/A	04/01/21	JPY	50,580	—	13
Nikkei Dividend Future, Expiration April 2021	BNP	N/A	04/01/21	JPY	68,895	—	83
Nikkei Dividend Future, Expiration April 2022	BNP	N/A	04/01/22	JPY	71,730	—	58
Nikkei Dividend Future, Expiration April 2022	BNP	N/A	04/01/22	JPY	51,120	—	9
Nikkei Dividend Future, Expiration April 2022	BNP	N/A	04/01/22	JPY	137,550	—	131
Nikkei Dividend Future, Expiration April 2022	BNP	N/A	04/01/22	JPY	71,550	—	60
S&P 500 Annual Dividend Index Future, Expiration December 2021	BNP	N/A	12/17/21		1,287	—	221
S&P 500 Annual Dividend Index Future, Expiration December 2020	GSC	N/A	12/18/20		995	—	177
						—	896
Total return swap agreements - paying return
INDEX
Euro STOXX Banks Net Return Index (E)	BNP	3M EURIBOR -0.25% (Q)	04/30/19	EUR	(5,493)	—	584

‡All or a portion of the derivative instrument is held in the respective subsidiary. See Significant Accounting Policies, Basis of Consolidation in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/BlackRock Global Natural Resources Fund
COMMON STOCKS 97.9%
Australia 7.2%
Beadell Resources Ltd. (a) (b)	21,713	788
BHP Group Plc	1,124	23,849
Newcrest Mining Ltd.	811	12,475
OZ Minerals Ltd.	1,308	8,109
		45,221
Belgium 0.7%
Umicore SA	103	4,142
Brazil 3.1%
Vale SA - ADR	1,499	19,772
Canada 20.7%
Canadian Natural Resources Ltd.	216	5,213
Curaleaf Holdings Inc. (a)	865	4,096
First Quantum Minerals Ltd.	2,178	17,627
Lundin Mining Corp.	1,137	4,700
Neo Lithium Corp. (a)	5,410	2,459
Nutrien Ltd. (b)	893	41,992
Stelco Holdings Inc. (b)	914	10,090
Suncor Energy Inc.	716	20,012
Teck Resources Ltd. - Class B (b)	875	18,850
Wheaton Precious Metals Corp.	258	5,032
		130,071
China 1.2%
CNOOC Ltd.	4,987	7,672
France 5.8%
Total SA	695	36,772
Ghana 0.5%
Kosmos Energy Ltd. (a) (b)	805	3,277
Ireland 2.1%
Glambia Plc	362	6,809
Smurfit Kappa Group Plc	237	6,332
		13,141
Jersey 3.9%
Randgold Resources Ltd. (c)	152	12,647
Randgold Resources Ltd. - ADR (b) (c)	144	11,933
		24,580
Luxembourg 2.1%
ArcelorMittal	642	13,482
Netherlands 6.0%
Royal Dutch Shell Plc - Class B	1,257	37,577
Norway 1.0%
Yara International ASA	157	6,085
Russian Federation 0.7%
Polyus PJSC - GDR	120	4,675
Switzerland 3.7%
Glencore Plc	6,338	23,589
	Shares/Par[1]	Value ($)
United Kingdom 12.2%
BP Plc	5,624	35,633
Cairn Energy Plc (a) (b)	1,673	3,211
Fresnillo Plc	1,111	12,233
Mondi Plc	426	8,896
Rio Tinto Plc	345	16,503
		76,476
United States of America 27.0%
Anadarko Petroleum Corp.	108	4,750
Archer-Daniels-Midland Co.	399	16,355
Baker Hughes a GE Co. LLC - Class A	150	3,225
Bunge Ltd.	76	4,050
CF Industries Holdings Inc. (b)	257	11,172
Concho Resources Inc. (a)	29	2,931
ConocoPhillips Co.	152	9,460
Deere & Co.	25	3,794
Devon Energy Corp.	181	4,090
Exxon Mobil Corp.	285	19,458
FMC Corp.	222	16,419
Halliburton Co.	172	4,567
Hormel Foods Corp.	103	4,395
Ingredion Inc.	100	9,159
Marathon Petroleum Corp.	56	3,301
Mosaic Co. (b)	316	9,235
Newmont Mining Corp.	258	8,932
Packaging Corp. of America	138	11,538
Pioneer Natural Resources Co.	39	5,152
Trimble Inc. (a)	186	6,133
Valero Energy Corp.	95	7,120
Williams Cos. Inc.	202	4,451
		169,687
Total Common Stocks (cost $719,050)		616,219
SHORT TERM INVESTMENTS 4.0%
Investment Companies 1.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	12,003	12,003
Securities Lending Collateral 2.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (d) (e)	13,008	13,008
Total Short Term Investments (cost $25,011)		25,011
Total Investments 101.9% (cost $744,061)		641,230
Other Assets and Liabilities, Net (1.9)%		(11,699)
Total Net Assets 100.0%		629,531

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/BlackRock Large Cap Select Growth Fund
COMMON STOCKS 98.1%
Communication Services 14.9%
Activision Blizzard Inc.	530	24,680
Alphabet Inc. - Class A (a)	122	127,020
Electronic Arts Inc. (a)	715	56,402
Facebook Inc. - Class A (a)	414	54,255
IAC/InterActiveCorp. (a)	149	27,202
Netflix Inc. (a)	329	88,106
Tencent Holdings Ltd. (b)	2,173	87,160
		464,825
Consumer Discretionary 16.2%
Amazon.com Inc. (a)	188	281,981
Booking Holdings Inc. (a)	47	81,219
Domino's Pizza Inc.	129	32,002
MercadoLibre Inc.	173	50,586
Nike Inc. - Class B	484	35,875
Tesla Inc. (a)	72	23,822
		505,485
Consumer Staples 1.8%
Constellation Brands Inc. - Class A	344	55,402
Financials 5.2%
Berkshire Hathaway Inc. - Class B (a)	190	38,695
CME Group Inc.	247	46,401
First Republic Bank	204	17,764
S&P Global Inc.	351	59,729
		162,589
Health Care 19.0%
Align Technology Inc. (a)	227	47,611
Becton Dickinson & Co.	299	67,409
BioMarin Pharmaceutical Inc. (a)	155	13,240
Boston Scientific Corp. (a)	2,048	72,365
Centene Corp. (a)	384	44,272
Illumina Inc. (a)	179	53,543
Intuitive Surgical Inc. (a)	107	51,182
Novartis AG - ADR	599	51,436
UnitedHealth Group Inc.	493	122,921
Vertex Pharmaceuticals Inc. (a)	245	40,549
Zoetis Inc. - Class A	348	29,789
		594,317
Industrials 5.8%
CoStar Group Inc. (a)	207	69,707
Roper Industries Inc.	119	31,613
Union Pacific Corp.	369	51,013
Xylem Inc.	439	29,294
		181,627
Information Technology 31.9%
Adobe Inc. (a)	343	77,623

	Shares/Par[1]	Value ($)
Apple Inc.	177	27,849
ASML Holding NV - ADR	371	57,748
Autodesk Inc. (a)	374	48,113
Intuit Inc.	364	71,644
Mastercard Inc. - Class A	557	105,158
Microsoft Corp.	2,035	206,653
Nvidia Corp.	275	36,710
PayPal Holdings Inc. (a)	683	57,477
Salesforce.com Inc. (a)	687	94,102
ServiceNow Inc. (a)	263	46,813
Visa Inc. - Class A	1,265	166,890
		996,780
Materials 1.5%
Sherwin-Williams Co.	121	47,768
Real Estate 1.8%
SBA Communications Corp. (a)	340	54,974
Total Common Stocks (cost $2,491,019)		3,063,767
PREFERRED STOCKS 0.2%
Information Technology 0.2%
Palantir Technologies Inc. - Series I (a) (c) (d) (e)	1,246	6,742
Total Preferred Stocks (cost $7,639)		6,742
SHORT TERM INVESTMENTS 2.0%
Investment Companies 2.0%
JNL Government Money Market Fund - Institutional Class, 2.31% (f) (g)	62,086	62,086
Total Short Term Investments (cost $62,086)		62,086
Total Investments 100.3% (cost $2,560,744)		3,132,595
Other Assets and Liabilities, Net (0.3)%		(10,726)
Total Net Assets 100.0%		3,121,869

(a) Non-income producing security.

(b) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Palantir Technologies Inc. - Series I	02/10/14	7,639	6,742	0.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Boston Partners Global Long Short Equity Fund
COMMON STOCKS 99.8%
Communication Services 9.0%
Alphabet Inc. - Class C (a) (b)	9	9,054
Comcast Corp. - Class A (b) (c)	182	6,213
KT Corp. - ADR	104	1,477
Nippon Telegraph & Telephone Corp.	176	7,183
Twenty-First Century Fox Inc. - Class A	83	4,016
Verizon Communications Inc. (b)	180	10,094
Vodafone Group Plc	999	1,957
		39,994
Consumer Discretionary 8.6%
Dick's Sporting Goods Inc.	80	2,497
Haseko Corp.	209	2,194
Kering SA	8	3,754
Lear Corp.	22	2,715
Lowe's Cos. Inc.	38	3,546
Melco Resorts & Entertainment Ltd. - ADR	81	1,430
Nordstrom Inc. (b)	76	3,558
Pulte Homes Inc. (c)	142	3,693
Sony Corp.	187	8,956
Stars Group Inc. (a)	122	2,008
Tapestry Inc.	113	3,817
		38,168
Consumer Staples 10.0%
Asahi Breweries Ltd.	124	4,813
Coca-Cola European Partners Plc (c)	110	5,065
Danone SA	78	5,473
Imperial Brands Plc	224	6,789
Matsumotokiyoshi Holdings Co. Ltd.	44	1,339
Molson Coors Brewing Co. - Class B	66	3,709
Nomad Holdings Ltd. (a) (b)	161	2,693
Seven & I Holdings Co. Ltd.	145	6,314
Unilever Plc	96	5,045
Walmart Inc. (c)	32	3,009
		44,249
Energy 6.6%
Diamondback Energy Inc.	24	2,225
EQT Corp. (b)	80	1,511
Marathon Petroleum Corp.	32	1,891
Parsley Energy Inc. - Class A (a) (b)	124	1,981
Peabody Energy Corp.	41	1,264
Pioneer Natural Resources Co. (b)	36	4,694
Royal Dutch Shell Plc - Class A	125	3,688
Total SA	129	6,817
Tullow Oil Plc (a)	860	1,980
Woodside Petroleum Ltd.	148	3,256
		29,307
Financials 19.7%
Allstate Corp. (b) (c)	48	3,993
American Express Co. (b)	56	5,371
American International Group Inc. (c)	118	4,666
Aviva Plc	641	3,076
Bank of America Corp. (b)	73	1,793
Bank of Ireland Group Plc	365	2,031
Berkshire Hathaway Inc. - Class B (a) (b) (c)	66	13,487
Chubb Ltd. (b) (c)	56	7,208
Citigroup Inc. (b)	92	4,801
Everest Re Group Ltd. (b)	23	4,972
Goldman Sachs Group Inc.	43	7,212
HSBC Holdings Plc	367	3,036
KeyCorp	211	3,119
Lloyds Banking Group Plc	6,640	4,387
Loews Corp. (b)	48	2,169
RenaissanceRe Holdings Ltd.	38	5,055
Sumitomo Mitsui Financial Group Inc.	110	3,639
Wells Fargo & Co. (b)	154	7,074
		87,089
Health Care 13.2%
Anthem Inc. (b)	27	7,194
Biogen Inc. (a) (b)	6	1,954
Cigna Corp.	25	4,777
	Shares/Par[1]	Value ($)
CVS Health Corp.	101	6,627
GlaxoSmithKline Plc	360	6,861
Johnson & Johnson (b) (c)	42	5,460
Laboratory Corp. of America Holdings (a) (b)	48	6,078
McKesson Corp. (b)	38	4,158
Novo Nordisk A/S - Class B	127	5,845
Pfizer Inc. (b) (c)	149	6,496
Shionogi & Co. Ltd.	50	2,877
		58,327
Industrials 10.8%
ABB Ltd.	286	5,456
Air Lease Corp. - Class A (b)	62	1,870
CK Hutchison Holdings Ltd.	418	4,007
Eaton Corp. Plc (b)	85	5,802
Fuji Electric Holdings Co. Ltd.	116	3,415
GrafTech International Ltd.	203	2,320
KAR Auction Services Inc.	62	2,964
Masco Corp. (b)	144	4,219
Owens Corning Inc. (b)	59	2,610
Toshiba Corp.	169	4,760
United Technologies Corp. (b)	60	6,398
Vinci SA	47	3,856
		47,677
Information Technology 12.9%
Capgemini SA	34	3,360
Cisco Systems Inc. (b)	171	7,407
HP Inc. (b)	100	2,041
Marvell Technology Group Ltd. (b)	231	3,739
Microsoft Corp. (b)	184	18,674
NetApp Inc.	59	3,531
Oracle Corp. (c)	135	6,077
Samsung Electronics Co. Ltd.	124	4,283
SYNNEX Corp.	47	3,789
TE Connectivity Ltd.	28	2,087
Ulvac Inc.	70	2,025
		57,013
Materials 7.4%
Cemex SAB de CV - ADR (a)	587	2,830
CRH Plc	279	7,395
DowDuPont Inc. (b) (c)	94	5,028
FMC Corp.	24	1,761
Glencore Plc	870	3,238
Mosaic Co.	95	2,770
Nutrien Ltd. (b)	103	4,818
Ternium SA - ADR	59	1,587
Trinseo SA	72	3,275
		32,702
Utilities 1.6%
Vistra Energy Corp. (a) (b)	315	7,221
Total Common Stocks (cost $475,213)		441,747
PREFERRED STOCKS 0.6%
Consumer Discretionary 0.6%
Volkswagen AG (d)	17	2,697
Total Preferred Stocks (cost $3,401)		2,697
SHORT TERM INVESTMENTS 0.0%
Securities Lending Collateral 0.0%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (e) (f)	140	140
Total Short Term Investments (cost $140)		140
Total Investments 100.4% (cost $478,754)		444,584
Total Securities Sold Short (37.5)% (proceeds $181,433)		(166,175)
Other Derivative Instruments (0.3)%		(1,549)
Other Assets and Liabilities, Net 37.4%		165,978
Total Net Assets 100.0%		442,838

(a) Non-income producing security.

(b) All or a portion of the security is pledged or segregated as collateral.

(c) All or a portion of the security is subject to a written call option.

(d) Convertible security.

(e) Investment in affiliate.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (37.5%)
COMMON STOCKS (37.5%)
Communication Services (1.4%)
ASOS Plc	(17)	(484)
Cogent Communications Group Inc.	(25)	(1,129)
GTT Communications Inc.	(48)	(1,143)
Netflix Inc.	(3)	(813)
TripAdvisor Inc.	(27)	(1,438)
World Wrestling Entertainment Inc. - Class A	(17)	(1,271)
		(6,278)
Consumer Discretionary (5.9%)
Asics Corp.	(125)	(1,588)
Brembo SpA	(119)	(1,219)
Carvana Co. - Class A	(31)	(1,011)
Chegg Inc.	(43)	(1,222)
Choice Hotels International Inc.	(23)	(1,625)
iRobot Corp.	(20)	(1,668)
Leggett & Platt Inc.	(54)	(1,947)
Mattel Inc.	(126)	(1,257)
MercadoLibre Inc.	(5)	(1,508)
Pinduoduo Inc. - ADR	(69)	(1,546)
Sekisui Chemical Co. Ltd.	(82)	(1,211)
Skylark Holdings Co. Ltd.	(62)	(983)
Sodexo SA	(13)	(1,291)
Tesla Inc.	(13)	(4,404)
Texas Roadhouse Inc.	(36)	(2,148)
Tiffany & Co.	(11)	(887)
Wayfair Inc. - Class A	(8)	(732)
		(26,247)
Consumer Staples (2.5%)
a2 Milk Co. Ltd.	(213)	(1,531)
Calbee Inc.	(40)	(1,249)
Casey's General Stores Inc.	(12)	(1,522)
Golden Agri-Resources Ltd.	(7,715)	(1,379)
Lancaster Colony Corp.	(11)	(2,032)
MGP Ingredients Inc.	(16)	(900)
National Beverage Corp.	(11)	(789)
Uni-President China Holdings Ltd.	(1,904)	(1,654)
		(11,056)
Energy (2.4%)
Antero Resources Midstream Management LLC	(115)	(1,283)
Apache Corp.	(54)	(1,423)
Continental Resources Inc.	(34)	(1,380)
Core Laboratories NV	(10)	(625)
Helmerich & Payne Inc.	(27)	(1,295)
Matador Resources Co.	(27)	(419)
National Oilwell Varco Inc.	(43)	(1,102)
TransCanada Corp.	(45)	(1,611)
Williams Cos. Inc.	(59)	(1,309)
		(10,447)
Financials (6.1%)
China International Capital Corp. - Class H	(634)	(1,192)
Cohen & Steers Inc.	(37)	(1,270)
Community Bank System Inc.	(39)	(2,279)
Credit Agricole SA	(121)	(1,306)
Credit Suisse Group AG	(106)	(1,159)
CVB Financial Corp.	(75)	(1,515)
Focus Financial Partners Inc. - Class A	(34)	(908)
Hargreaves Lansdown Plc	(94)	(2,234)
KKR & Co. Inc.	(46)	(905)
Macquarie Group Ltd.	(18)	(1,356)
MarketAxess Holdings Inc.	(8)	(1,750)
Metro Bank Plc	(33)	(711)
MS&AD Insurance Group Holdings	(75)	(2,133)
RLI Corp.	(26)	(1,786)
RSA Insurance Group Plc	(248)	(1,628)
Shopify Inc. - Class A	(7)	(964)
Sony Financial Holdings Inc.	(60)	(1,113)
State Bank of India - GDR	(24)	(1,010)
Westamerica Bancorp	(33)	(1,843)
		(27,062)
	Shares/Par[1]	Value ($)
Health Care (2.5%)
Align Technology Inc.	(9)	(1,834)
Chugai Pharmaceutical Co. Ltd.	(22)	(1,290)
Exact Sciences Corp.	(13)	(807)
Genmab A/S	(11)	(1,752)
Hisamitsu Pharmaceutical Co. Inc.	(28)	(1,531)
Inovalon Holdings Inc. - Class A	(55)	(787)
Medidata Solutions Inc.	(19)	(1,291)
Moderna Inc.	(64)	(977)
Nevro Corp.	(23)	(885)
		(11,154)
Industrials (7.5%)
AAON Inc.	(33)	(1,173)
Axon Enterprise Inc.	(35)	(1,531)
Cimpress NV	(17)	(1,729)
Fanuc Ltd.	(7)	(999)
Geberit AG	(4)	(1,741)
Healthcare Services Group Inc.	(55)	(2,202)
Heartland Express Inc.	(95)	(1,744)
John Bean Technologies Corp.	(6)	(456)
Koninklijke Philips Electronics NV	(25)	(899)
LATAM Airlines Group SA - ADR	(74)	(765)
Makita Corp.	(50)	(1,768)
Middleby Corp.	(9)	(892)
MISUMI Group Inc.	(67)	(1,395)
Nidec Corp.	(12)	(1,337)
Panalpina Welttransport Holding AG	(8)	(1,091)
Renishaw Plc	(51)	(2,738)
Saab AB	(8)	(266)
Saab AB - Class B	(32)	(1,129)
SembCorp Marine Ltd.	(798)	(899)
Singapore Airport Terminal Services Ltd.	(411)	(1,404)
SiteOne Landscape Supply Inc.	(19)	(1,050)
TransDigm Group Inc.	(7)	(2,361)
Wabtec Corp.	(17)	(1,199)
Weir Group Plc	(106)	(1,755)
Wesco Aircraft Holdings Inc.	(94)	(745)
		(33,268)
Information Technology (4.9%)
2U Inc.	(18)	(892)
Badger Meter Inc.	(21)	(1,038)
Blackbaud Inc.	(11)	(691)
Cree Inc.	(31)	(1,322)
Ellie Mae Inc.	(16)	(1,014)
Manhattan Associates Inc.	(33)	(1,387)
National Instruments Corp.	(21)	(933)
Omron Corp.	(29)	(1,038)
Power Integrations Inc.	(34)	(2,101)
Pure Storage Inc. - Class A	(42)	(681)
TDK Corp.	(21)	(1,493)
Ultimate Software Group Inc.	(6)	(1,429)
WiseTech Global Ltd.	(132)	(1,574)
Workday Inc. - Class A	(10)	(1,675)
Workiva Inc. - Class A	(47)	(1,701)
Yaskawa Electric Corp.	(76)	(1,853)
Zendesk Inc.	(17)	(1,008)
		(21,830)
Materials (3.5%)
Ball Corp.	(27)	(1,224)
Compass Minerals International Inc.	(12)	(489)
First Quantum Minerals Ltd.	(72)	(584)
GCP Applied Technologies Inc.	(66)	(1,619)
Gerdau SA - ADR	(290)	(1,091)
Givaudan SA	(1)	(1,631)
Greif Inc. - Class A	(20)	(733)
LafargeHolcim Ltd.	(27)	(1,098)
LyondellBasell Industries NV - Class A	(14)	(1,190)
NewMarket Corp.	(3)	(1,247)
Nippon Paint Co. Ltd.	(22)	(752)
Quaker Chemical Corp.	(12)	(2,092)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Yara International ASA	(44)	(1,699)
		(15,449)
Real Estate (0.2%)
Public Storage	(5)	(938)
	Shares/Par[1]	Value ($)
Utilities (0.6%)
Hong Kong & China Gas Co. Ltd.	(472)	(974)
Severn Trent Plc	(64)	(1,472)
		(2,446)
Total Common Stocks (proceeds $181,433)		(166,175)
Total Securities Sold Short (37.5%) (proceeds $181,433)		(166,175)

Summary of Investments by Country^	Total Long Term Investments
Australia	0.7%
Bermuda	1.2
Canada	1.6
Denmark	1.3
France	5.2
Germany	0.6
Hong Kong	1.2
Ireland	2.1
Japan	10.7
Mexico	1.0
Netherlands	0.8
South Korea	1.3
Switzerland	2.4
United Kingdom	8.6
United States of America	61.3
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

JNL/Boston Partners Global Long Short Equity Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
Allstate Corp.	Call	95.00	04/18/19	385	(21)
Berkshire Hathaway Inc.	Call	220.00	03/15/19	233	(73)
Chubb Ltd.	Call	130.00	02/15/19	333	(136)
Coca-Cola European Partners Plc	Call	47.00	02/15/19	1,027	(98)
Comcast Corp.	Call	40.00	06/21/19	1,223	(87)
DowDuPont Inc.	Call	65.00	01/18/19	601	(1)
Johnson & Johnson	Call	130.00	04/18/19	330	(201)
Northrop Grumman Corp.	Call	275.00	02/15/19	89	(20)
Oracle Corp.	Call	48.00	03/15/19	1,087	(111)
Pfizer Inc.	Call	45.00	06/21/19	1,033	(207)
PulteGroup Inc.	Call	26.00	04/18/19	1,184	(234)
Walmart Inc.	Call	97.50	03/15/19	289	(67)
					(1,256)

JNL/Boston Partners Global Long Short Equity Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
American International Group Inc.	GSC	Call	50.00	01/18/19	606	(1)
Flex Ltd.	GSC	Call	15.00	01/18/19	1,980	—
						(1)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
DKK/USD	BBH	01/02/19	DKK	2,699	414	1
HKD/USD	BBH	01/02/19	HKD	2,249	287	—
JPY/USD	BBH	01/04/19	JPY	129,011	1,177	9
JPY/USD	BBH	01/07/19	JPY	249,669	2,278	25
JPY/USD	BBH	01/08/19	JPY	24,282	222	2
USD/JPY	BBH	01/04/19	JPY	(119,603)	(1,091)	(10)
USD/JPY	BBH	01/08/19	JPY	(37,902)	(346)	(2)
					2,941	25

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/Boston Partners Global Long Short Equity Fund — OTC Contracts for Difference
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration	Contracts[1] Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation) ($)

Aozora Bank Ltd. (E)	GSC	Tokyo Overnight Average Rate -0.45% (M)	TBD	(46)	JPY	(160,103)	84
Axis Bank Ltd. (E)	MSC	Federal Funds Effective Rate -1.07% (M)	TBD	(22)		(968)	(25)
BDO Unibank Inc. (E)	MBL	Federal Funds Effective Rate -3.52% (M)	TBD	(640)		(1,513)	(82)
Celltrion Inc. (E)	GSC	Federal Funds Effective Rate -5.00% (M)	TBD	(11)		(2,140)	(110)
Cheng Shin Rubber Industry Co. Ltd. (E)	GSC	Federal Funds Effective Rate -1.51% (M)	TBD	(993)		(1,383)	64
First Financial Bankshares Inc. (E)	GSC	Federal Funds Effective Rate -0.72% (M)	TBD	(40)		(2,266)	(33)
KGHM Polska Miedz SA (E)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(63)		(1,484)	(10)
Pearson Plc (E)	GSC	Sterling Overnight Index Average -0.40% (M)	TBD	(128)	GBP	(1,190)	(20)
Pennon Group Plc (E)	GSC	Sterling Overnight Index Average -0.40% (M)	TBD	(165)	GBP	(1,136)	(5)
Prosperity Bancshares Inc. (E)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(39)		(2,396)	(76)
Sillajen Inc. (E)	GSC	Federal Funds Effective Rate -6.50% (M)	TBD	(19)		(1,258)	(15)
Unilever Indonesia (E)	MBL	Federal Funds Effective Rate -4.49% (M)	TBD	(713)		(2,162)	(89)
							(317)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Causeway International Value Select Fund
COMMON STOCKS 92.9%
Australia 0.9%
BHP Group Plc	636	13,504
Canada 7.1%
Canadian Imperial Bank of Commerce (a)	151	11,242
Canadian Pacific Railway Ltd.	44	7,726
EnCana Corp.	3,592	20,751
Gildan Activewear Inc.	900	27,358
Manulife Financial Corp.	2,645	37,567
		104,644
China 6.1%
Baidu.com - Class A - ADR (b)	207	32,903
China Merchants Holdings International Co. Ltd.	5,213	9,323
China Mobile Ltd.	4,864	46,797
		89,023
France 2.9%
BNP Paribas SA	685	31,038
Engie SA	817	11,740
		42,778
Germany 7.0%
BASF SE	684	48,025
Deutsche Post AG	860	23,622
SAP SE	306	30,626
		102,273
Italy 3.3%
Unicredit SpA	4,335	49,186
Japan 14.5%
East Japan Railway Co.	350	30,899
Fanuc Ltd.	163	24,638
Japan Airlines Co. Ltd.	725	25,697
KDDI Corp.	1,632	39,008
Sompo Holdings Inc.	628	21,270
Sumitomo Mitsui Financial Group Inc.	542	17,979
Takeda Pharmaceutical Co. Ltd. (a)	1,594	54,053
		213,544
Netherlands 6.6%
Akzo Nobel NV	517	41,685
ING Groep NV	1,408	15,213
Royal Dutch Shell Plc - Class B	1,343	40,124
		97,022
South Korea 4.7%
Samsung Electronics Co. Ltd.	663	22,986
SK Innovation Co. Ltd.	39	6,229
SK Telecom Co. Ltd.	166	40,120
		69,335
	Shares/Par[1]	Value ($)
Spain 1.0%
CaixaBank SA	4,136	15,036
Switzerland 10.6%
ABB Ltd.	2,372	45,315
Cie Financiere Richemont SA	463	29,966
Givaudan SA	8	17,596
Novartis AG	377	32,343
Roche Holding AG	123	30,581
		155,801
United Kingdom 28.2%
AstraZeneca Plc	494	37,096
Aviva Plc	6,029	28,925
Barclays Plc	21,400	41,229
BP Plc	5,627	35,646
British American Tobacco Plc	1,240	39,661
Carnival Plc	426	20,534
GlaxoSmithKline Plc	806	15,358
Johnson Matthey Plc	290	10,364
Linde Plc	364	58,112
Lloyds Banking Group Plc	26,951	17,806
Micro Focus International Plc	1,140	20,164
Rolls-Royce Holdings Plc	2,922	30,987
SSE Plc	2,482	34,271
Vodafone Group Plc	13,080	25,624
		415,777
Total Common Stocks (cost $1,578,824)		1,367,923
PREFERRED STOCKS 4.5%
Germany 4.5%
Volkswagen AG (c)	420	66,772
Total Preferred Stocks (cost $63,116)		66,772
SHORT TERM INVESTMENTS 4.3%
Investment Companies 2.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	34,006	34,006
Securities Lending Collateral 2.0%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (d) (e)	29,229	29,229
Total Short Term Investments (cost $63,235)		63,235
Total Investments 101.7% (cost $1,705,175)		1,497,930
Other Derivative Instruments 0.0%		2
Other Assets and Liabilities, Net (1.7)%		(24,978)
Total Net Assets 100.0%		1,472,954

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Convertible security.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
JPY/USD	BNY	01/08/19	JPY	30,515	279	2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/ClearBridge Large Cap Growth Fund
COMMON STOCKS 98.0%
Communication Services 12.2%
Alphabet Inc. - Class A (a)	7	7,346
Alphabet Inc. - Class C (a)	18	18,249
Comcast Corp. - Class A	334	11,383
Facebook Inc. - Class A (a)	153	20,078
Walt Disney Co.	115	12,597
		69,653
Consumer Discretionary 12.0%
Alibaba Group Holding Ltd. - ADS (a)	46	6,263
Amazon.com Inc. (a)	23	34,373
Chipotle Mexican Grill Inc. (a)	17	7,317
Home Depot Inc.	65	11,188
Yum China Holdings Inc.	284	9,519
		68,660
Consumer Staples 5.8%
Anheuser-Busch InBev NV - ADR (b)	144	9,458
Coca-Cola Co.	177	8,361
Costco Wholesale Corp.	47	9,489
McCormick & Co. Inc.	39	5,500
		32,808
Energy 1.8%
Pioneer Natural Resources Co.	36	4,713
Schlumberger Ltd.	147	5,299
		10,012
Financials 5.2%
American Express Co.	99	9,436
BlackRock Inc.	26	10,066
Charles Schwab Corp.	248	10,281
		29,783
Health Care 16.6%
Alexion Pharmaceuticals Inc. (a)	82	8,028
Biogen Inc. (a)	39	11,898
BioMarin Pharmaceutical Inc. (a)	70	5,936
Celgene Corp. (a)	148	9,493
Johnson & Johnson	64	8,262
Regeneron Pharmaceuticals Inc. (a)	20	7,310
Thermo Fisher Scientific Inc.	56	12,465
UnitedHealth Group Inc.	73	18,124
Zoetis Inc. - Class A	151	12,933
		94,449
Industrials 7.0%
Caterpillar Inc.	59	7,546
Honeywell International Inc.	83	11,009
United Parcel Service Inc. - Class B	88	8,548
WW Grainger Inc.	45	12,749
		39,852
Information Technology 32.2%
Adobe Inc. (a)	70	15,754
Akamai Technologies Inc. (a)	178	10,880
Apple Inc.	83	13,117
IHS Markit Ltd. (a)	154	7,401
Microsoft Corp.	251	25,512
Nutanix Inc. - Class A (a)	148	6,159
Nvidia Corp.	30	4,076
Oracle Corp.	270	12,202
Palo Alto Networks Inc. (a)	51	9,631
PayPal Holdings Inc. (a)	140	11,760
QUALCOMM Inc.	181	10,308
Red Hat Inc. (a)	60	10,502
Splunk Inc. (a)	92	9,671
Texas Instruments Inc.	100	9,494
Visa Inc. - Class A	154	20,343
VMware Inc. - Class A	47	6,452
		183,262
Materials 3.6%
Ecolab Inc.	76	11,228
Linde Plc	60	9,324
		20,552
	Shares/Par[1]	Value ($)
Real Estate 1.6%
Equinix Inc.	27	9,391
Total Common Stocks (cost $545,392)		558,422
SHORT TERM INVESTMENTS 2.9%
Investment Companies 2.1%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	11,822	11,822
Securities Lending Collateral 0.8%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	4,671	4,671
Total Short Term Investments (cost $16,493)		16,493
Total Investments 100.9% (cost $561,885)		574,915
Other Assets and Liabilities, Net (0.9)%		(5,075)
Total Net Assets 100.0%		569,840

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Crescent High Income Fund * (a)
CORPORATE BONDS AND NOTES 74.8%
Communication Services 11.8%
Cablevision Systems Corp.
5.88%, 09/15/22	6,000	5,905
CCO Holdings LLC
5.25%, 09/30/22	2,225	2,216
5.13%, 02/15/23	4,025	3,924
CenturyLink Inc.
6.45%, 06/15/21	1,500	1,494
5.80%, 03/15/22	1,750	1,681
7.50%, 04/01/24 (b)	1,000	969
CSC Holdings LLC
5.13%, 12/15/21 (c)	1,500	1,472
DISH DBS Corp.
6.75%, 06/01/21	5,000	4,955
5.00%, 03/15/23	4,350	3,583
Frontier Communications Corp.
10.50%, 09/15/22 (b)	4,000	2,774
8.50%, 04/01/26 (c)	1,675	1,466
Sirius XM Radio Inc.
3.88%, 08/01/22 (c)	5,500	5,264
Sprint Corp.
7.25%, 09/15/21	11,750	12,016
Sprint Nextel Corp.
6.00%, 11/15/22	1,500	1,474
VTR Finance BV
6.88%, 01/15/24 (c)	1,797	1,798
Other Securities		20,737
		71,728
Consumer Discretionary 7.7%
Altice SA
7.75%, 05/15/22 (b) (c)	4,250	3,875
AV Homes Inc.
6.63%, 05/15/22	3,500	3,504
MGM Resorts International
6.63%, 12/15/21	4,000	4,109
7.75%, 03/15/22	900	957
5.75%, 06/15/25	1,500	1,449
Scientific Games International Inc.
10.00%, 12/01/22	3,750	3,800
Tempur Sealy International Inc.
5.63%, 10/15/23	4,000	3,853
Videotron Ltd.
5.00%, 07/15/22	3,500	3,498
Other Securities		21,863
		46,908
Consumer Staples 1.1%
Other Securities		6,469
Energy 8.5%
Welltec AS
9.50%, 12/01/22 (c)	4,875	4,804
Other Securities		46,943
		51,747
Financials 12.9%
Ally Financial Inc.
4.13%, 02/13/22 (b)	3,500	3,387
4.63%, 05/19/22	1,750	1,723
Altice Financing SA
6.63%, 02/15/23 (c)	2,250	2,165
CIT Group Inc.
5.00%, 08/15/22	5,250	5,178
Credit Acceptance Corp.
6.13%, 02/15/21	3,000	2,995
7.38%, 03/15/23	2,044	2,092
DAE Funding LLC
4.50%, 08/01/22 (c)	2,000	1,914
5.00%, 08/01/24 (c)	1,750	1,693
Dell EMC
7.13%, 06/15/24 (c)	4,000	4,071
Icahn Enterprises LP
5.88%, 02/01/22	3,475	3,406
	Shares/Par[1]	Value ($)
6.25%, 02/01/22	2,775	2,768
Level 3 Financing Inc.
5.38%, 08/15/22	1,000	980
5.38%, 01/15/24	3,535	3,370
Navient Corp.
5.88%, 03/25/21	5,000	4,788
SLM Corp.
5.50%, 01/25/23	1,500	1,315
Springleaf Finance Corp.
6.13%, 05/15/22	2,125	2,060
5.63%, 03/15/23	4,500	4,121
Virgin Media Secured Finance Plc
5.25%, 01/15/21	4,000	3,930
Other Securities		26,642
		78,598
Health Care 8.9%
Community Health Systems Inc.
8.00%, 11/15/19	3,500	3,322
5.13%, 08/01/21 (b)	1,000	930
6.25%, 03/31/23 (b)	2,300	2,092
HCA Inc.
6.50%, 02/15/20	4,000	4,100
5.88%, 05/01/23	4,500	4,564
5.38%, 02/01/25	2,300	2,254
RegionalCare Hospital Partners Holdings Inc.
8.25%, 05/01/23 (c)	1,625	1,641
Tenet Healthcare Corp.
4.75%, 06/01/20	2,750	2,748
4.38%, 10/01/21	2,250	2,179
7.50%, 01/01/22 (c)	1,000	1,015
8.13%, 04/01/22	750	751
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23	4,000	3,483
Universal Hospital Services Inc.
7.63%, 08/15/20	4,500	4,475
Valeant Pharmaceuticals International Inc.
5.50%, 03/01/23 (c)	4,000	3,653
7.00%, 03/15/24 (c)	5,000	5,065
Other Securities		11,820
		54,092
Industrials 9.1%
ADT Corp.
3.50%, 07/15/22	750	694
4.13%, 06/15/23	3,000	2,745
Bombardier Inc.
8.75%, 12/01/21 (c)	2,500	2,575
6.00%, 10/15/22 (b) (c)	4,500	4,220
Fortress Transportation & Infrastructure Investors LLC
6.75%, 03/15/22 (c)	1,750	1,747
6.50%, 10/01/25 (c)	2,200	2,075
Gibraltar Industries Inc.
6.25%, 02/01/21 (d)	3,850	3,856
Herc Rentals Inc.
7.50%, 06/01/22 (b) (c)	2,450	2,561
Hertz Corp.
5.88%, 10/15/20	4,375	4,250
Park Aerospace Holdings Ltd.
5.25%, 08/15/22 (c)	4,000	3,883
5.50%, 02/15/24 (c)	500	483
Prime Security Services Borrower LLC
9.25%, 05/15/23 (c)	2,750	2,835
United Continental Holdings Inc.
4.25%, 10/01/22	4,500	4,361
Other Securities		19,482
		55,767
Information Technology 5.8%
Advanced Micro Devices Inc.
7.00%, 07/01/24	3,250	3,366
Infor Software Parent LLC
7.88%, 05/01/21 (c) (e)	4,000	3,889
Ingram Micro Inc.
5.00%, 08/10/22	1,450	1,424
5.45%, 12/15/24 (d)	3,550	3,336

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Open Text Corp.
5.63%, 01/15/23 (c)	1,500	1,503
5.88%, 06/01/26 (c)	2,000	1,981
Sabre GLBL Inc.
5.38%, 04/15/23 (c)	2,000	1,996
5.25%, 11/15/23 (c)	1,750	1,729
Other Securities		16,088
		35,312
Materials 5.3%
ARD Finance SA
8.50%, 09/15/23 (e)	2,075	1,880
Ardagh Packaging Finance Plc
4.63%, 05/15/23 (c)	4,000	3,776
Freeport-McMoRan Inc.
4.00%, 11/14/21	2,000	1,944
3.55%, 03/01/22	4,050	3,834
Reynolds Group Issuer Inc.
5.13%, 07/15/23 (c)	5,250	4,995
Other Securities		15,941
		32,370
Real Estate 1.6%
SBA Communications Corp.
4.88%, 07/15/22	3,250	3,203
Other Securities		6,785
		9,988
Utilities 2.1%
Talen Energy Supply LLC
9.50%, 07/15/22 (c)	4,225	4,253
Other Securities		8,420
		12,673
Total Corporate Bonds And Notes (cost $480,378)		455,652
SENIOR LOAN INTERESTS 19.0%
Communication Services 1.0%
CenturyLink Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/15/25 (f)	238	221
SBA Senior Finance II LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 03/26/25 (f)	601	575
Sprint Communications Inc.
1st Lien Term Loan B, 4.88%, (3M LIBOR + 2.50%), 02/01/24 (f)	220	209
Virgin Media Bristol LLC
Term Loan K, 4.96%, (3M LIBOR + 2.50%), 02/10/26 (f)	428	404
Other Securities		4,799
		6,208
Consumer Discretionary 5.0%
CSC Holdings LLC
Term Loan B, 4.96%, (3M LIBOR + 2.50%), 01/12/26 (f)	400	383
Scientific Games International Inc.
Term Loan B-5, 5.09%, (3M LIBOR + 2.75%), 08/14/24 (f)	84	78
Term Loan B-5, 5.24%, (3M LIBOR + 2.75%), 08/14/24 (f)	350	328
Other Securities		29,425
		30,214
Consumer Staples 0.3%
Other Securities		1,891
Energy 0.6%
Other Securities		3,517
Financials 2.8%
Altice France SA
Term Loan B-13, 6.46%, (3M LIBOR + 4.00%), 07/13/26 (f)	500	471
Other Securities		16,736
		17,207
Health Care 2.6%
Universal Health Services Inc.
Term Loan, 0.00%, (3M LIBOR + 3.00%), 10/10/25 (f) (g) (h) (i)	100	97
	Shares/Par[1]	Value ($)
Other Securities		15,470
		15,567
Industrials 1.9%
Avolon LLC
Term Loan B-3, 4.47%, (3M LIBOR + 2.00%), 01/15/25 (f)	806	773
Prime Security Services Borrower LLC
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 05/02/22 (f)	47	44
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 05/02/22 (f)	386	367
Other Securities		10,376
		11,560
Information Technology 2.6%
Sabre GLBL Inc.
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 02/22/24 (f)	584	564
Other Securities		15,155
		15,719
Materials 1.8%
Other Securities		10,841
Real Estate 0.3%
Other Securities		1,872
Utilities 0.1%
Other Securities		756
Total Senior Loan Interests (cost $122,030)		115,352
OTHER EQUITY INTERESTS 0.0%
Other Securities		—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 9.2%
Investment Companies 4.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (j) (k)	29,855	29,855
Securities Lending Collateral 4.3%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (j) (k)	26,065	26,065
Total Short Term Investments (cost $55,920)		55,920
Total Investments 103.0% (cost $658,328)		626,924
Other Assets and Liabilities, Net (3.0)%		(18,013)
Total Net Assets 100.0%		608,911

(a) The Fund had an unfunded commitment at December 31, 2018. See Unfunded Commitments in the Schedules of Investments.

(b) All or portion of the security was on loan.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $170,346 and 28.0%, respectively.

(d) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(e) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(f) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(g) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h) This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(i) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(j) Investment in affiliate.

(k) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
CCM Merger Inc., 6.00%, 03/15/22	03/09/17	400	406	0.1
Cemex Finance LLC, 6.00%, 04/01/24	03/20/18	774	746	0.1
Clearwater Seafoods Inc., 6.88%, 05/01/25	04/24/17	897	836	0.1
EMI Music Publishing Group North America Holdings Inc., 7.63%, 06/15/24	05/31/17	764	794	0.1
PF Chang's China Bistro Inc., 10.25%, 06/30/20	08/10/17	1,750	1,606	0.3
Salem Media Group Inc., 6.75%, 06/01/24	05/12/17	1,304	1,205	0.2
Townsquare Media Inc., 6.50%, 04/01/23	03/23/17	2,939	2,716	0.4
Viking Cruises Ltd., 6.25%, 05/15/25	09/14/16	949	985	0.2
Williams Scotsman International Inc., 7.88%, 12/15/22	11/22/17	1,768	1,679	0.3
		11,545	10,973	1.8

Unfunded Commitments

	Unfunded Commitment ($)	Appreciation/ (Depreciation) ($)

AMCP Clean Acquisition Co. LLC – Delayed Draw Term Loan	66	(1)
DentalCorp Perfect Smile ULC – 1st Lien Delayed Draw Term Loan	38	(1)
Pearl Intermediate Parent LLC – Delayed Draw Term Loan	26	(1)
Premise Health Holding Corp. – 1st Lien Delayed Draw Term Loan‡	10	—
VT TopCo Inc. – Delayed Draw Term Loan	22	—
	162	(3)

‡ Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/DFA U.S. Core Equity Fund *
COMMON STOCKS 99.7%
Communication Services 8.3%
Alphabet Inc. - Class A (a)	6	6,257
Alphabet Inc. - Class C (a)	6	6,567
AT&T Inc.	297	8,481
Comcast Corp. - Class A	214	7,276
Facebook Inc. - Class A (a)	69	9,040
Verizon Communications Inc.	179	10,039
Walt Disney Co.	51	5,636
Other Securities		31,951
		85,247
Consumer Discretionary 13.7%
Amazon.com Inc. (a)	16	23,878
Home Depot Inc.	52	8,857
Lowe's Cos. Inc.	36	3,331
McDonald's Corp.	25	4,494
Nike Inc. - Class B	48	3,569
Starbucks Corp.	61	3,941
Other Securities		92,054
		140,124
Consumer Staples 6.9%
Altria Group Inc.	84	4,146
Coca-Cola Co.	151	7,131
Costco Wholesale Corp.	18	3,763
PepsiCo Inc.	62	6,823
Procter & Gamble Co.	76	6,949
Walmart Inc.	50	4,621
Other Securities		37,697
		71,130
Energy 4.5%
Chevron Corp.	32	3,472
Exxon Mobil Corp.	120	8,206
Other Securities		34,628
		46,306
Financials 13.1%
Bank of America Corp.	142	3,510
Berkshire Hathaway Inc. - Class B (a)	28	5,801
JPMorgan Chase & Co.	104	10,133
Wells Fargo & Co.	114	5,267
Other Securities		109,493
		134,204
Health Care 12.7%
AbbVie Inc.	40	3,725
Amgen Inc.	23	4,394
Cigna Corp.	16	3,061
CVS Health Corp.	51	3,314
Eli Lilly & Co.	29	3,307
Johnson & Johnson	91	11,739
Merck & Co. Inc.	80	6,105
Pfizer Inc.	209	9,141
UnitedHealth Group Inc.	26	6,528
Other Securities		78,515
		129,829
Industrials 13.4%
3M Co.	26	4,898
Boeing Co.	15	4,721
Honeywell International Inc.	26	3,400
Resideo Technologies Inc. (a)	4	88
Union Pacific Corp.	31	4,233
United Technologies Corp.	33	3,539
Other Securities		116,517
		137,396
Information Technology 19.7%
Accenture Plc - Class A	27	3,763
Adobe Inc. (a)	14	3,121
Apple Inc.	199	31,349
Cisco Systems Inc.	122	5,305
Intel Corp.	217	10,173
International Business Machines Corp.	39	4,462
Mastercard Inc. - Class A	41	7,785
	Shares/Par[1]	Value ($)
Microsoft Corp.	255	25,863
Oracle Corp.	71	3,183
Texas Instruments Inc.	43	4,040
Visa Inc. - Class A	66	8,744
Other Securities		93,620
		201,408
Materials 3.9%
Other Securities		39,760
Real Estate 0.3%
Other Securities		3,053
Utilities 3.2%
Other Securities		32,469
Total Common Stocks (cost $839,742)		1,020,926
RIGHTS 0.0%
Other Securities		6
Total Rights (cost $1)		6
SHORT TERM INVESTMENTS 1.1%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	2,807	2,807
Securities Lending Collateral 0.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (b) (c)	9,087	9,087
Total Short Term Investments (cost $11,894)		11,894
Total Investments 100.8% (cost $851,637)		1,032,826
Other Assets and Liabilities, Net (0.8)%		(8,504)
Total Net Assets 100.0%		1,024,322

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/DoubleLine Core Fixed Income Fund * (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 23.3%
ACE Securities Corp. Home Equity Loan Trust
Series 2006-A2D-HE1, REMIC, 2.81%, (1M USD LIBOR + 0.60%), 02/25/36 (b)	11,788	11,417
Alpine Securitization
Series 2005-A3-32T1, REMIC, 3.51%, (1M USD LIBOR + 1.00%), 08/25/35 (b)	7,733	5,537
Series 2005-1A1-59, REMIC, 2.80%, (1M USD LIBOR + 0.33%), 11/20/35 (b)	6,770	6,370
Series 2006-A1B-OA12, REMIC, 2.66%, (1M USD LIBOR + 0.19%), 09/20/46 (b)	3,796	3,310
Alternative Loan Trust
Series 2005-2A1-J12, REMIC, 3.05%, (1M USD LIBOR + 0.54%), 11/25/35 (b)	3,401	2,294
Ares XXIX CLO Ltd.
Series 2014-A1R-1A, 3.64%, (3M USD LIBOR + 1.19%), 04/17/26 (b) (c)	5,771	5,757
Banc of America Funding Trust
Series 2005-4A1-A, REMIC, 3.97%, 02/20/35 (b)	653	639
Series 2005-A1-D, REMIC, 4.36%, 05/25/35 (b)	7,833	8,009
Banc of America Mortgage Securities Inc.
Series 2004-5A1-2, REMIC, 6.50%, 10/25/31	8	8
BBCMS Mortgage Trust
Series 2018-A-TALL, REMIC, 3.18%, (1M USD LIBOR + 0.72%), 03/16/20 (b) (c)	2,771	2,745
BBCMS Trust
Series 2015-A-STP, REMIC, 3.32%, 09/14/20 (c)	8,556	8,546
Series 2017-C-DELC, REMIC, 3.66%, (1M USD LIBOR + 1.20%), 08/15/19 (b) (c)	6	6
Series 2017-D-DELC, REMIC, 4.16%, (1M USD LIBOR + 1.70%), 08/15/19 (b) (c)	34	34
Series 2017-E-DELC, REMIC, 4.96%, (1M USD LIBOR + 2.50%), 08/15/19 (b) (c)	84	83
Series 2018-A-BXH, REMIC, 3.46%, (1M USD LIBOR + 1.00%), 10/15/20 (b) (c)	2,136	2,126
BCAP LLC Trust
Series 2011-5A1-RR5, REMIC, 5.25%, 05/26/22 (c)	929	950
Series 2011-8A1-RR4, REMIC, 5.25%, 02/26/36 (c)	864	690
Series 2011-12A1-RR5, REMIC, 4.93%, 03/26/37 (b) (c)	225	220
Series 2010-5A3-RR11, REMIC, 3.92%, 03/27/37 (b) (c)	7,722	6,624
Series 2011-9A1-RR5, REMIC, 5.25%, 05/25/37 (c)	4,626	3,712
Series 2012-6A6-RR1, REMIC, 2.49%, 12/27/46 (b) (c)	13,681	12,925
Bear Stearns Alt-A Trust
Series 2005-23A1-4, REMIC, 4.03%, 05/25/35 (b)	215	210
Series 2005-26A1-7, REMIC, 4.14%, 09/25/35 (b)	10,727	7,237
Series 2005-22A1-7, REMIC, 4.21%, 09/25/35 (b)	137	113
Bear Stearns Asset Backed Securities I Trust
Series 2007-1A2-HE3, REMIC, 2.71%, (1M USD LIBOR + 0.20%), 04/25/34 (b)	819	1,079
Series 2005-M2-AQ1, REMIC, 3.16%, (1M USD LIBOR + 0.98%), 03/25/35 (b)	6,647	6,570
Series 2006-1M1-HE1, REMIC, 2.92%, (1M USD LIBOR + 0.41%), 12/25/35 (b)	786	790
Series 2006-A2-4, REMIC, 2.77%, (1M USD LIBOR + 0.26%), 10/25/36 (b)	5,403	5,365
Series 2007-1A3-HE3, REMIC, 2.76%, (1M USD LIBOR + 0.25%), 01/25/37 (b)	4,594	4,747
Bear Stearns Structured Products Inc. Trust
Series 2007-1A1-R6, REMIC, 4.43%, 01/26/36 (b)	454	409
Series 2007-A2-EMX1, REMIC, 3.81%, (1M USD LIBOR + 1.30%), 03/25/37 (b) (c)	2,947	2,960
Series 2007-2A1-R6, REMIC, 2.47%, 12/26/46 (b)	285	265
BX Commercial Mortgage Trust
Series 2018-D-BIOA, REMIC, 3.78%, (1M USD LIBOR + 1.32%), 03/16/20 (b) (c)	2,784	2,745
	Shares/Par[1]	Value ($)
Series 2018-E-BIOA, REMIC, 4.41%, (1M USD LIBOR + 1.95%), 03/16/20 (b) (c)	6,960	6,875
Countrywide Alternative Loan Trust
Series 2005-1A2-27, REMIC, 3.56%, (12M US Federal Reserve Cumulative Average CMT + 1.40%), 08/25/35 (b)	461	444
Series 2006-1A1A-OA17, REMIC, 2.67%, (1M USD LIBOR + 0.20%), 12/20/46 (b)	6,933	5,844
Series 2006-A1-OA21, REMIC, 2.66%, (1M USD LIBOR + 0.19%), 03/20/47 (b)	4,942	4,153
Series 2007-A1A-OA7, REMIC, 2.69%, (1M USD LIBOR + 0.18%), 05/25/47 (b)	310	294
Countrywide Asset-Backed Certificates
Series 2006-2A3-24, REMIC, 2.66%, (1M USD LIBOR + 0.15%), 04/25/34 (b)	1,755	1,673
Series 2004-M1-3, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 06/25/34 (b)	83	82
Series 2005-M3-BC5, REMIC, 3.01%, (1M USD LIBOR + 0.75%), 12/25/35 (b)	5,000	4,960
Series 2007-1A-13, REMIC, 3.35%, (1M USD LIBOR + 0.84%), 06/25/36 (b)	2,220	2,055
Credit Acceptance Auto Loan Trust
Series 2017-A-3A, 2.65%, 01/15/21 (c)	10,000	9,909
CWABS Asset-Backed Certificates Trust
Series 2005-MV1-17, REMIC, 2.97%, (1M USD LIBOR + 0.46%), 04/25/36 (b)	5,400	5,287
Series 2005-2AV-17, REMIC, 2.75%, (1M USD LIBOR + 0.24%), 05/25/36 (b)	6,133	6,040
GS Mortgage Securities Corp. II
Series 2017-C-GS8, 4.34%, 11/12/27	6,463	6,229
GS Mortgage Securities Trust
Series 2018-A-3PCK, 3.91%, (1M USD LIBOR + 1.45%), 09/15/21 (b) (c)	1,340	1,333
Series 2016-WMB-GS3, 3.60%, 10/10/49 (c)	9,000	8,537
Interest Only, Series 2018-XA-GS9, REMIC, 0.60%, 03/10/28 (b)	112,622	3,799
GSR Mortgage Loan Trust
Series 2005-2A1-AR6, REMIC, 4.30%, 09/25/35 (b)	339	338
Series 2005-6A1-AR7, REMIC, 4.46%, 11/25/35 (b)	103	102
Harbour Aircraft Investments Ltd.
Series 2017-A-1, 4.00%, 11/15/24 (d)	13,418	13,382
Hilton USA Trust
Series 2016-A-SFP, REMIC, 2.83%, 11/07/23 (c)	10,000	9,758
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2016-E-WIKI, REMIC, 4.01%, 10/07/21 (b) (c)	5,248	5,037
JPMorgan Mortgage Acquisition Trust
Series 2006-A5-CW1, REMIC, 2.75%, (1M USD LIBOR + 0.24%), 05/25/36 (b)	4,220	4,070
Series 2007-MV6-CH1, REMIC, 3.06%, (1M USD LIBOR + 0.55%), 11/25/36 (b)	2,414	2,284
Series 2007-MV1-CH2, REMIC, 2.79%, (1M USD LIBOR + 0.28%), 01/25/37 (b)	4,800	4,695
Legacy Mortgage Asset Trust
Series 2018-A1-GS1, REMIC, 4.00%, 04/25/20 (c) (e)	47,531	47,378
Lehman XS Trust
Series 2005-1A3-4, REMIC, 3.31%, (1M USD LIBOR + 0.80%), 10/25/35 (b)	1,224	1,191
Series 2007-3A3-2N, REMIC, 2.68%, (1M USD LIBOR + 0.17%), 02/25/37 (b)	7,419	6,022
Merrill Lynch Mortgage Investors Trust
Series 2003-1A-A3, REMIC, 4.27%, 05/25/33 (b)	231	222
Series 2005-2A3-A6, REMIC, 2.89%, (1M USD LIBOR + 0.38%), 08/25/35 (b)	2,278	2,251
Series 2005-5A-3, REMIC, 2.76%, (1M USD LIBOR + 0.50%), 11/25/35 (b)	63	59
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-ASB-C22, REMIC, 3.04%, 11/18/24	9,000	8,922
Series 2016-ASB-C31, REMIC, 2.95%, 12/17/25	3,500	3,444
Interest Only, Series 2017-XA-C34, REMIC, 0.83%, 11/15/52 (b)	46,514	2,505
Mosaic Solar Loans LLC
Series 2017-A-2A, 3.82%, 09/20/42 (c)	8,502	8,523
Series 2018-A-1A, REMIC, 4.01%, 08/20/30 (c)	2,189	2,216

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Navient Private Education Loan Trust
Series 2017-B-A, 3.91%, 09/15/25 (c)	8,000	7,771
Navient Student Loan Trust
Series 2017-A1-3X, 2.81%, (1M USD LIBOR + 0.30%), 03/25/20 (b) (c)	3,441	3,442
PRPM LLC
Series 2018-A1-1A, 3.75%, 04/25/23 (c)	25,200	25,134
RAMP Trust
Series 2005-M5-EFC1, REMIC, 3.48%, (1M USD LIBOR + 0.98%), 05/25/35 (b)	12,706	12,327
RASC Trust
Series 2005-M1-KS1, REMIC, 3.18%, (1M USD LIBOR + 0.68%), 02/25/35 (b)	2,309	2,269
Series 2006-AI3-KS9, REMIC, 2.67%, (1M USD LIBOR + 0.16%), 09/25/36 (b)	3,266	3,050
Series 2006-1A3-EMX9, REMIC, 2.68%, (1M USD LIBOR + 0.17%), 09/25/36 (b)	2,508	2,175
Series 2006-A4-KS7, REMIC, 2.75%, (1M USD LIBOR + 0.24%), 09/25/36 (b)	1,932	1,872
Series 2007-A3-KS1, REMIC, 2.66%, (1M USD LIBOR + 0.15%), 11/25/36 (b)	6,858	6,670
Renew Financial LLC
Series 2017-A-2A, 3.22%, 09/22/53 (c)	8,260	8,194
Residential Accredit Loans Inc. Trust
Series 2006-A21-QA1, REMIC, 4.75%, 01/25/36 (b)	7,191	6,184
Securitized Asset Backed Receivables LLC Trust
Series 2005-M2-FR2, REMIC, 3.48%, (1M USD LIBOR + 0.98%), 03/25/35 (b)	218	216
Series 2007-A2A-HE1, REMIC, 2.57%, (1M USD LIBOR + 0.06%), 12/25/36 (b)	255	89
Small Business Administration Participation Certificates
6.29%, 01/01/21	1	1
5.13% - 5.52%, 09/01/23 - 06/01/24	81	84
Vantage Data Centers LLC
Series 2018-A2-1A, 4.07%, 02/15/23 (f) (g)	6,942	6,953
Wells Fargo Commercial Mortgage Trust
Series 2017-B-C41, 4.19%, 11/15/50 (b)	5,073	5,001
Series 2017-C-C41, 4.51%, 11/15/50 (b)	6,601	6,417
Series 2018-D-BXI, REMIC, 4.01%, (1M USD LIBOR + 1.56%), 12/16/19 (b) (c)	3,826	3,776
Series 2012-C-LC5, REMIC, 4.69%, 09/16/22 (b)	2,195	2,234
Interest Only, Series 2015-XA-C28, REMIC, 0.70%, 05/15/48 (b)	90,834	2,989
Interest Only, Series 2016-XA-BNK1, REMIC, 1.78%, 08/17/49 (b)	6,343	654
Interest Only, Series 2018-XA-C43, REMIC, 0.71%, 03/17/51 (b)	74,947	3,769
WhiteHorse VIII Ltd.
Series 2014-AR-1A, 3.44%, 05/01/26 (c)	7,220	7,166
Other Securities		373,352
Total Non-U.S. Government Agency Asset-Backed Securities (cost $788,003)		796,194
CORPORATE BONDS AND NOTES 24.0%
Communication Services 1.7%
AT&T Inc.
5.25%, 03/01/37	6,535	6,419
Other Securities		51,387
		57,806
Consumer Discretionary 1.2%
Other Securities		42,021
Consumer Staples 1.1%
Other Securities		36,213
Energy 2.8%
Kinder Morgan Energy Partners LP
6.95%, 01/15/38	5,510	6,254
Sabine Pass Liquefaction LLC
5.00%, 03/15/27	5,605	5,647
Other Securities		83,947
		95,848
Financials 8.4%
American Express Co.
2.50%, 08/01/22	8,795	8,480
	Shares/Par[1]	Value ($)
Barclays Plc
4.01%, (3M USD LIBOR + 1.38%), 05/16/24 (b)	3,450	3,295
BBVA Bancomer SA
5.13% - 5.35%, 11/12/29 - 01/18/33	6,100	5,288
Continental Senior Trustee Ltd.
5.50%, 11/18/20	6,060	6,249
Daimler Finance North America LLC
3.42%, (3M USD LIBOR + 0.84%), 05/04/23 (b) (c)	8,100	8,018
Fondo Mivivienda SA
3.50%, 01/31/23	6,350	6,108
General Motors Financial Co. Inc.
3.37%, (3M USD LIBOR + 0.93%), 04/13/20 (b)	8,000	7,945
Goldman Sachs Group Inc.
3.31%, (3M USD LIBOR + 0.78%), 10/31/22 (b)	2,540	2,474
3.79%, (3M USD LIBOR + 1.17%), 05/15/26 (b)	2,890	2,707
HSBC Holdings Plc
4.16%, (3M USD LIBOR + 1.38%), 09/12/26 (b)	6,680	6,586
Liberty Mutual Group Inc.
6.50%, 05/01/42 (c)	5,350	6,361
SPARC EM Ltd.
0.00%, 12/05/22 (h)	8,542	7,770
Sumitomo Mitsui Financial Group Inc.
3.19%, (3M USD LIBOR + 0.74%), 01/17/23 (b)	6,690	6,616
Temasek Financial I Ltd.
2.38%, 01/23/23	6,000	5,811
Westpac Banking Corp.
3.34%, (3M USD LIBOR + 0.72%), 05/15/23 (b)	6,915	6,851
Other Securities		198,430
		288,989
Financials 0.1%
Banco Bilbao Vizcaya Argentaria SA
4.88%, 04/21/25 (i)	600	581
Other Securities		1,105
		1,686
Health Care 1.5%
Becton Dickinson & Co.
2.89%, 06/06/22	6,775	6,562
Other Securities		44,396
		50,958
Industrials 1.4%
Empresa de Transporte de Pasajeros Metro SA
4.75%, 02/04/24 (c)	1,062	1,080
5.00%, 01/25/47 (c)	1,845	1,823
Other Securities		46,546
		49,449
Information Technology 0.7%
Other Securities		25,287
Materials 1.0%
Other Securities		35,323
Real Estate 1.0%
Crown Castle International Corp.
3.65%, 09/01/27	9,595	8,937
Other Securities		23,540
		32,477
Utilities 3.1%
NextEra Energy Capital Holdings Inc.
3.55%, 05/01/27	7,170	6,881
Other Securities		99,848
		106,729
Total Corporate Bonds And Notes (cost $868,715)		822,786
SENIOR LOAN INTERESTS 4.8%
Communication Services 0.3%
Other Securities		11,374
Consumer Discretionary 0.8%
Other Securities		25,292
Consumer Staples 0.1%
Other Securities		4,207
Energy 0.3%
Other Securities		10,254

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Financials 0.6%
Other Securities		19,362
Health Care 0.6%
Other Securities		20,909
Industrials 0.8%
Other Securities		26,599
Information Technology 0.9%
Other Securities		30,126
Materials 0.4%
Other Securities		12,987
Real Estate 0.0%
Other Securities		516
Utilities 0.0%
Other Securities		1,061
Total Senior Loan Interests (cost $171,925)		162,687
GOVERNMENT AND AGENCY OBLIGATIONS 46.3%
Collateralized Mortgage Obligations 7.1%
Federal Home Loan Mortgage Corp.
Series 300-336, 3.00%, 08/15/44	40,951	40,322
Interest Only, Series FH-S358A, 3.00%, 10/15/47	8,490	8,311
Series JZ-1507, REMIC, 7.00%, 05/15/23	29	30
Series LZ-2764, REMIC, 4.50%, 03/15/34	3,150	3,299
Series T-A1-75, REMIC, 2.36%, (1M USD LIBOR + 0.04%), 12/25/36 (b)	107	107
Series ZL-3979, REMIC, 3.50%, 01/15/42	4,829	4,837
Series QD-4076, REMIC, 2.50%, 11/15/41	5,652	5,438
Series AG-4729, REMIC, 3.00%, 01/15/44	25,110	24,458
Series GS-PA-4381, REMIC, 3.00%, 07/15/46	28,303	28,002
Federal National Mortgage Association
Series 2006-3A2-5, REMIC, 4.12%, 05/25/35 (b)	22	24
Series 2012-KB-150, REMIC, 1.75%, 01/25/43	26,559	25,226
Principal Only, Series 2015-PO-67, REMIC, 0.00%, 09/25/43 (h)	13,276	10,228
Series 2014-A-23, REMIC, 3.00%, 05/25/44	23,326	22,838
Series 2016-CZ-72, REMIC, 3.00%, 10/25/46	18,028	16,325
Principal Only, Series 2018-PO-21, REMIC, 0.00%, 04/25/48 (h)	35,081	27,819
Series 2018-A-33, REMIC, 3.00%, 05/25/48	25,973	25,539
		242,803
Commercial Mortgage-Backed Securities 0.0%
Federal Home Loan Mortgage Corp.
Interest Only, Series X1-K023, REMIC, 1.26%, 08/25/22 (b)	28,590	1,088
Mortgage-Backed Securities 8.7%
Federal Home Loan Mortgage Corp.
4.43%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.36%), 07/01/27 (b)	-	—
3.00%, 08/01/46	58,230	56,866
3.00%, 01/01/47	32,924	32,142
3.00%, 03/01/47	42,439	41,431
3.00%, 06/01/47	29,540	28,839
3.50%, 10/01/47	46,671	46,665
4.00%, 10/01/48	22,703	23,150
Federal National Mortgage Association
3.33% - 5.50%, 03/01/19 - 11/01/21	3,037	3,099
3.16%, 05/01/22	11,065	11,146
2.31% - 5.50%, 03/01/22 - 09/01/27	26,104	26,428
3.73%, (12M USD LIBOR + 1.45%), 01/01/35 (b)	415	430
4.26%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.24%), 01/01/36 (b)	4,718	4,970
4.00% - 5.00%, 05/01/37 - 01/01/46	5,604	5,887
3.45%, (12M US Federal Reserve Cumulative Average CMT + 1.40%), 09/01/40 (b)	1	1
3.25%, (12M US Federal Reserve Cumulative Average CMT + 1.20%), 06/01/43 (b)	139	141
Government National Mortgage Association
3.38% - 3.62%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 1.50%), 05/20/26 - 02/20/27 (b)	18	19
	Shares/Par[1]	Value ($)
3.38% - 3.62%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 1.50%), 04/20/30 - 02/20/32 (b)	41	41
3.00% - 5.00%, 02/15/38 - 07/15/45	15,556	16,147
		297,402
Municipal 0.1%
Other Securities		3,504
Sovereign 5.9%
Belgium Government Bond
0.80%, 06/22/25, EUR (c)	1,900	2,247
1.00%, 06/22/26, EUR (c)	5,430	6,455
Chile Government International Bond
3.13%, 03/27/25 (i)	8,000	7,787
Czech Republic Government Bond
0.45%, 10/25/23, CZK	185,000	7,739
2.40%, 09/17/25, CZK	34,300	1,574
Mexico Bonos
6.50%, 06/09/22, MXN	209,200	9,999
Mexico Government International Bond
3.75% - 4.15%, 10/02/23 - 01/11/28	11,685	11,350
Panama Government International Bond
4.00%, 09/22/24	8,000	8,068
Peru Government International Bond
6.95%, 08/12/31, PEN (c)	6,340	2,037
Philippine Government International Bond
4.20%, 01/21/24	8,600	8,857
Poland Government Bond
1.50%, 04/25/20, PLN	22,675	6,070
3.25%, 07/25/25, PLN	4,500	1,258
Other Securities		130,013
		203,454
U.S. Treasury Securities 24.5%
U.S. Treasury Bond
3.13%, 02/15/43	26,100	26,679
2.75% - 2.88%, 11/15/42 - 05/15/43	5,300	5,103
3.63%, 08/15/43	26,850	29,757
3.75%, 11/15/43	29,350	33,193
2.75%, 08/15/47	15,000	14,252
2.75%, 11/15/47	21,100	20,032
3.00%, 08/15/48 (i)	12,150	12,137
U.S. Treasury Note
1.13% - 1.63%, 01/31/19 - 08/31/20	10,030	9,921
1.38%, 02/15/20	33,200	32,743
2.13%, 08/31/20	33,850	33,623
2.00%, 09/30/20	29,400	29,138
1.75%, 10/31/20	33,150	32,694
1.63%, 11/30/20	22,680	22,308
1.13%, 02/28/21	37,750	36,665
2.00%, 05/31/21	36,400	36,002
2.75%, 08/15/21	35,250	35,492
2.75%, 09/15/21	35,650	35,901
1.50% - 2.50%, 01/31/22 - 02/15/26	33,200	32,323
1.88%, 01/31/22	5,710	5,608
2.63%, 02/28/23	30,450	30,607
2.50%, 03/31/23	36,350	36,350
2.75%, 04/30/23	35,650	36,018
1.88%, 08/31/24	37,500	36,205
2.13%, 09/30/24	37,550	36,699
2.25%, 10/31/24	44,140	43,416
3.00%, 09/30/25	24,150	24,769
2.00%, 12/31/21 - 11/15/26	5,600	5,412
2.25%, 02/15/27	30,000	29,137
2.25%, 08/15/27	43,030	41,658
2.25%, 11/15/27	34,900	33,722
		837,564
Total Government And Agency Obligations (cost $1,594,177)		1,585,815
OTHER EQUITY INTERESTS 0.0%
General Motors Co. Escrow (d) (j) (k)	128	—
Other Securities		—
Total Other Equity Interests (cost $0)		—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 1.7%
Investment Companies 0.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (l) (m)	28,800	28,800
Securities Lending Collateral 0.6%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (l) (m)	21,191	21,191
Treasury Securities 0.2%
U.S. Treasury Bill
2.40%, 03/07/19 (n)	6,520	6,493
Total Short Term Investments (cost $56,484)		56,484
Total Investments 100.1% (cost $3,479,304)		3,423,966
Other Assets and Liabilities, Net (0.1)%		(2,371)
Total Net Assets 100.0%		3,421,595

(a) The Fund had an unfunded commitment at December 31, 2018. See Unfunded Commitments in the Schedules of Investments.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $669,655 and 19.6%, respectively.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(f) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(g) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(h) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i) All or portion of the security was on loan.

(j) Non-income producing security.

(k) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(l) Investment in affiliate.

(m) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(n) The coupon rate represents the yield to maturity.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Summary of Investments by Country^	Total Long Term Investments
Argentina	0.6%
Australia	0.9
Belgium	0.4
Bermuda	0.1
Brazil	0.8
Canada	0.5
Cayman Islands	2.8
Chile	1.3
China	0.4
Colombia	0.5
Czech Republic	0.3
Dominican Republic	0.1
France	0.5
Germany	0.5
Guatemala	0.1
Hong Kong	0.1
Hungary	0.1
India	0.5
Indonesia	0.1
Ireland	0.5
Israel	0.1
Italy	0.1
Japan	1.7
Luxembourg	0.1
Malaysia	0.4
Mexico	1.5
Netherlands	0.4
New Zealand	0.2
Panama	0.6
Peru	0.6
Philippines	0.5
Poland	0.2
Portugal	0.3
Singapore	0.7
South Africa	0.2
Spain	0.4
Switzerland	0.1
United Arab Emirates	—
United Kingdom	0.9
United States of America	79.9
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
CGGS Commerical Mortgage Trust, Series 2018-D-WSS REMIC, 4.76%, 02/18/20	03/12/18	4,159	4,100	0.1
Harley Marine Financing LLC, Series 2018-A2-1A, 5.68%, 05/15/22	05/11/18	1,968	1,357	0.1
Vantage Data Centers LLC, Series 2018-A2-1A, 4.07%, 02/15/23	02/12/18	6,942	6,953	0.2
		13,069	12,410	0.4

Unfunded Commitments

	Unfunded Commitment ($)	Appreciation/ (Depreciation) ($)

Access CIG LLC – 1st Lien Term Loan	97	(4)
Dental Corp Perfect Smile ULC – 1st Lien Delayed Draw Term Loan	79	(3)
Mavis Tire Express Services Corp. – Delayed Draw Term Loan‡	127	(4)
	303	(11)

‡ Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/DoubleLine Emerging Markets Fixed Income Fund *
CORPORATE BONDS AND NOTES 84.5%
Argentina 4.0%
Pampa Energia SA
7.50%, 01/24/27	8,750	7,315
Tecila SA
6.95%, 07/21/27 (a)	3,000	2,445
YPF SA
8.50%, 07/28/25	7,196	6,404
Other Securities		3,637
		19,801
Brazil 10.7%
Banco do Brasil SA
6.25%, (callable at 100 beginning 04/15/24) (b)	9,900	8,490
ESAL GmbH
6.25%, 02/05/23	6,000	5,940
Itau Unibanco Holding SA
6.13%, (callable at 100 begininng 12/12/22) (b)	1,900	1,787
6.50%, (callable at 100 begininng 03/19/23) (a) (b)	4,000	3,768
JBS Investments GmbH
7.25%, 04/03/24	2,800	2,828
Marb BondCo Plc
7.00%, 03/15/24 (a)	3,600	3,416
Marfrig Holdings Europe BV
8.00%, 06/08/23 (c)	700	701
7.00%, 03/15/24 (c)	800	756
6.88%, 01/19/25	3,700	3,440
Minerva Luxembourg SA
6.50%, 09/20/26	5,800	5,410
5.88%, 01/19/28	2,600	2,236
Petrobras Global Finance BV
5.75%, 02/01/29	8,000	7,414
Other Securities		7,518
		53,704
Cayman Islands 2.0%
SPARC EM Ltd.
0.00%, 12/05/22 (d)	6,321	5,750
0.00%, 12/05/22 (c) (d)	4,954	4,507
		10,257
Chile 8.2%
Empresa Electrica Angamos SA
4.88%, 05/25/29	913	876
Empresa Electrica Guacolda SA
4.56%, 04/30/25	2,900	2,568
Inversiones CMPC SA
4.50%, 04/25/22 (a)	4,500	4,512
S.A.C.I. Falabella
3.75%, 04/30/23	5,600	5,412
Telefonica Chile SA
3.88%, 10/12/22	3,000	2,949
VTR Finance BV
6.88%, 01/15/24	3,990	3,992
6.88%, 01/15/24 (c)	898	898
Other Securities		19,785
		40,992
China 2.5%
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	6,000	5,841
CNPC General Capital Ltd.
3.40%, 04/16/23	1,600	1,581
Sinopec Group Overseas Development 2017 Ltd.
3.63%, 04/12/27 (c)	5,500	5,307
		12,729
Colombia 7.0%
Banco Bilbao Vizcaya Argentaria SA
4.88%, 04/21/25 (a)	1,000	969
Bancolombia SA
4.88%, 10/18/27 (a)	3,850	3,715
	Shares/Par[1]	Value ($)
Canacol Energy Ltd.
7.25%, 05/03/25	7,600	7,011
7.25%, 05/03/25 (c)	800	737
Colombia Telecomunicaciones SA ESP
8.50%, (callable at 100 beginning 03/30/20) (b)	1,300	1,339
Gran Tierra Energy Inc.
6.25%, 02/15/25	6,400	5,952
6.25%, 02/15/25 (c)	300	279
Millicom International Cellular SA
6.00%, 03/15/25	1,995	1,970
6.63%, 10/15/26 (c)	600	609
5.13%, 01/15/28	1,160	1,041
Other Securities		11,395
		35,017
Costa Rica 0.3%
Other Securities		1,632
Dominican Republic 1.5%
AES Andres BV
7.95%, 05/11/26	5,400	5,434
Other Securities		2,244
		7,678
Guatemala 1.0%
Comcel Trust via Comunicaciones Celulares SA
6.88%, 02/06/24	2,700	2,753
Energuate Trust
5.88%, 05/03/27	1,000	926
Other Securities		1,515
		5,194
Hong Kong 0.9%
CK Hutchison International 17 Ltd.
3.50%, 04/05/27	1,600	1,542
3.50%, 04/05/27 (c)	3,000	2,902
		4,444
India 8.9%
Bharat Petroleum Corp. Ltd.
4.63%, 10/25/22	650	656
Bharti Airtel Ltd.
4.38%, 06/10/25 (a)	8,000	7,250
Indian Oil Corp. Ltd.
5.63%, 08/02/21	3,742	3,893
5.75%, 08/01/23	8,300	8,731
ONGC Videsh Vankorneft Pte Ltd.
3.75%, 07/27/26	10,000	9,287
UPL Corp. Ltd.
3.25%, 10/13/21	6,000	5,816
Vedanta Resources Plc
7.13%, 05/31/23	2,000	1,796
6.13%, 08/09/24	4,700	3,907
Other Securities		3,291
		44,627
Ireland 2.1%
C&W Senior Financing DAC
7.50%, 10/15/26 (c)	3,000	2,899
6.88%, 09/15/27	8,500	7,788
		10,687
Israel 0.5%
Israel Electric Corp. Ltd.
5.00%, 11/12/24 (c)	800	806
Other Securities		1,689
		2,495
Jamaica 0.5%
Other Securities		2,358
Malaysia 4.7%
Axiata SPV 2 Bhd
3.47%, 11/19/20	5,000	4,982
Gohl Capital Ltd.
4.25%, 01/24/27	10,500	9,890
Petronas Capital Ltd.
3.50%, 03/18/25	6,000	5,879
Other Securities		2,970
		23,721

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Mexico 9.3%
Banco Mercantil del Norte SA
7.63%, (callable at 100 beginning 01/06/28) (b)	6,400	6,195
5.75%, 10/04/31 (a) (e)	2,200	1,988
Banco Mercantil Del Norte SA
6.88%, (callable at 100 begininng 07/06/22) (b)	1,600	1,547
BBVA Bancomer SA
5.35%, 11/12/29	700	646
5.13%, 01/18/33	10,700	9,256
Cometa Energia SAB de CV
6.38%, 04/24/35	9,149	8,530
Unifin Financiera SAB de CV SOFOM ENR
8.88%, (callable at 100 begininng 01/29/25) (b)	6,950	5,699
7.38%, 02/12/26	400	341
Other Securities		12,571
		46,773
Netherlands 1.6%
AES Andres BV
7.95%, 05/11/26 (c)	1,500	1,517
Bharti Airtel International (Netherlands) BV
5.13%, 03/11/23	4,800	4,716
Petrobras Global Finance BV
7.25%, 03/17/44 (a)	1,600	1,581
		7,814
Panama 3.5%
Banistmo SA
3.65%, 09/19/22 (c)	1,600	1,521
ENA Norte Trust
4.95%, 04/25/23	6,530	6,546
Global Bank Corp.
5.13%, 10/30/19	1,800	1,801
4.50%, 10/20/21 (c)	200	194
4.50%, 10/20/21 (a)	7,500	7,261
		17,323
Peru 4.2%
Banco Bilbao Vizcaya Argentaria SA
5.00%, 08/26/22	1,400	1,423
Fondo Mivivienda SA
3.50%, 01/31/23	6,802	6,543
3.50%, 01/31/23 (c)	450	433
Inkia Energy Ltd.
5.88%, 11/09/27	6,000	5,565
Transportadora de Gas del Peru SA
4.25%, 04/30/28	4,900	4,730
Other Securities		2,181
		20,875
Philippines 1.3%
BDO Unibank Inc.
2.63%, 10/24/21	3,000	2,878
2.95%, 03/06/23	3,200	3,041
Other Securities		478
		6,397
Singapore 7.7%
BPRL International Singapore Pte Ltd.
4.38%, 01/18/27	8,500	8,017
DBS Group Holdings Ltd.
3.60%, (callable at 100 beginning 09/07/21) (b)	10,400	9,932
Temasek Financial I Ltd.
2.38%, 01/23/23	13,000	12,591
United Overseas Bank Ltd.
3.88%, (callable at 100 beginning 10/19/23) (b)	7,400	6,839
3.50%, 09/16/26 (e)	1,000	990
		38,369
United States of America 2.1%
JBS Investments II GmbH
7.00%, 01/15/26 (c)	1,100	1,084
Reliance Holding USA Inc.
5.40%, 02/14/22	9,000	9,415
		10,499
Total Corporate Bonds And Notes (cost $442,086)		423,386
	Shares/Par[1]	Value ($)
GOVERNMENT AND AGENCY OBLIGATIONS 14.1%
Argentina 3.0%
Argentina Republic Government International Bond
6.88%, 01/26/27	7,200	5,472
5.88%, 01/11/28	3,000	2,139
6.63%, 07/06/28 (a)	2,250	1,648
Provincia de Buenos Aires
7.88%, 06/15/27	8,400	6,006
		15,265
Chile 1.4%
Chile Government International Bond
3.13%, 01/21/26 (a)	7,500	7,226
Costa Rica 0.4%
Other Securities		2,027
India 0.3%
Export-Import Bank of India
4.00%, 01/14/23	1,500	1,494
Indonesia 2.1%
Perusahaan Penerbit SBSN Indonesia III
4.15%, 03/29/27	1,000	961
4.15%, 03/29/27 (c)	9,900	9,516
		10,477
Israel 0.8%
Israel Government International Bond
2.88%, 03/16/26	4,000	3,844
Malaysia 0.8%
Malaysia Sovereign Sukuk Bhd
3.04%, 04/22/25 (a)	4,000	3,869
Mexico 1.4%
Mexico Government International Bond
4.15%, 03/28/27	6,500	6,290
3.75%, 01/11/28	900	845
		7,135
Panama 1.9%
Panama Government International Bond
4.00%, 09/22/24	9,500	9,581
Philippines 2.0%
Philippine Government International Bond
4.20%, 01/21/24	9,500	9,784
Total Government And Agency Obligations (cost $77,918)		70,702
SHORT TERM INVESTMENTS 3.6%
Securities Lending Collateral 3.6%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (f) (g)	18,177	18,177
Total Short Term Investments (cost $18,177)		18,177
Total Investments 102.2% (cost $538,181)		512,265
Other Assets and Liabilities, Net (2.2)%		(10,998)
Total Net Assets 100.0%		501,267

(a) All or portion of the security was on loan.

(b) Perpetual security. Next contractual call date presented, if applicable.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $40,811 and 8.1%, respectively.

(d) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/DoubleLine Shiller Enhanced CAPE Fund * (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 52.7%
ALM XIX LLC
Series 2016-A1-19A, 3.99%, (3M USD LIBOR + 1.55%), 07/15/28 (b) (c)	5,000	5,000
Series 2016-A2-19A, 4.64%, (3M USD LIBOR + 2.20%), 07/15/28 (b) (c)	5,000	4,987
ArrowMark Colorado Holdings LLC
Series 2018-A1-9A, 3.46%, (3M USD LIBOR + 1.12%), 07/15/31 (b) (c)	6,000	5,864
Atrium Hotel Portfolio Trust
Series 2017-E-ATRM, 5.51%, (1M USD LIBOR + 3.05%), 12/16/19 (b) (c)	1,692	1,638
Series 2018-D-ATRM, 4.76%, (1M USD LIBOR + 2.30%), 06/15/21 (b) (c)	1,232	1,197
Series 2018-E-ATRM, REMIC, 5.86%, (1M USD LIBOR + 3.40%), 06/15/21 (b) (c)	2,913	2,845
Bayview Opportunity Master Fund IIIB Trust
Series 2018-A1-RN7, REMIC, 4.26%, 08/28/33 (c) (d)	7,149	7,123
Bayview Opportunity Master Fund IVA Trust
Series 2018-A1-RN3, REMIC, 3.67%, 03/28/33 (c) (d)	2,125	2,117
Bayview Opportunity Master Fund IVB Trust
Series 2018-A1-SBR2, 3.84%, 04/28/23 (c) (d)	6,657	6,631
BBCMS Trust
Series 2017-C-DELC, REMIC, 3.66%, (1M USD LIBOR + 1.20%), 08/15/19 (b) (c)	331	326
Series 2017-D-DELC, REMIC, 4.16%, (1M USD LIBOR + 1.70%), 08/15/19 (b) (c)	377	372
Series 2017-E-DELC, REMIC, 4.96%, (1M USD LIBOR + 2.50%), 08/15/19 (b) (c)	759	746
Series 2017-F-DELC, REMIC, 5.96%, (1M USD LIBOR + 3.50%), 08/15/19 (b) (c)	756	738
Series 2018-D-CBM, REMIC, 4.85%, (1M USD LIBOR + 2.39%), 07/15/20 (b) (c)	2,753	2,670
Series 2015-D-STP, REMIC, 4.28%, 09/10/20 (b) (c)	425	421
Series 2014-E-BXO, REMIC, 6.21%, (1M USD LIBOR + 3.75%), 08/15/27 (b) (c)	2,669	2,669
Interest Only, Series 2017-XA-C1, REMIC, 1.51%, 02/15/50 (b)	22,639	2,038
Bear Stearns Alt-A Trust
Series 2006-31A1-4, REMIC, 4.01%, 07/25/36 (b)	5,326	5,024
BX Trust
Series 2017-D-IMC, 4.71%, (1M USD LIBOR + 2.25%), 10/15/19 (b) (c)	914	896
Series 2017-E-IMC, 5.71%, (1M USD LIBOR + 3.25%), 10/15/19 (b) (c)	1,475	1,456
Series 2018-F-MCSF, REMIC, 5.05%, (1M USD LIBOR + 2.65%), 04/15/20 (b) (c)	2,887	2,820
Series 2018-E-GW, REMIC, 4.43%, (1M USD LIBOR + 1.97%), 05/15/20 (b) (c)	968	951
Series 2018-F-GW, REMIC, 4.88%, (1M USD LIBOR + 2.42%), 05/15/20 (b) (c)	839	823
Series 2018-G-GW, REMIC, 5.38%, (1M USD LIBOR + 2.92%), 05/15/20 (b) (c)	581	567
CFCRE Commercial Mortgage Trust
Interest Only, Series 2016-XA-C3, REMIC, 1.05%, 12/12/25 (b)	5,018	294
Series 2016-C-C4, REMIC, 4.87%, 04/10/26 (b)	2,332	2,348
Interest Only, Series 2017-XA-C8, 1.66%, 06/15/50 (b)	16,404	1,570
Interest Only, Series 2016-XA-C4, REMIC, 1.73%, 05/10/58 (b)	16,945	1,587
CFIP CLO Ltd.
Series 2014-AR-1A, 3.76%, (3M USD LIBOR + 1.32%), 07/13/29 (b) (c)	7,500	7,443
Citigroup Commercial Mortgage Trust
Series 2018-E-TBR, 5.26%, (1M USD LIBOR + 2.80%), 12/16/19 (b) (c)	4,739	4,676
Series 2018-F-TBR, 6.11%, (1M USD LIBOR + 3.65%), 12/16/19 (b) (c)	4,510	4,427
Interest Only, Series 2014-XA-GC19, REMIC, 1.14%, 01/12/24 (b)	28,162	1,346
Interest Only, Series 2014-XA-GC21, REMIC, 1.19%, 04/12/24 (b)	30,790	1,463
	Shares/Par[1]	Value ($)
Series 2015-C-GC27, REMIC, 4.43%, 01/10/25 (b)	828	812
Series 2015-C-GC35, REMIC, 4.65%, 11/10/25	311	303
Interest Only, Series 2016-XA-P5, REMIC, 1.54%, 09/14/26 (b)	11,278	912
Interest Only, Series 2015-XA-GC35, REMIC, 1.02%, 11/10/48 (b)	3,978	157
Interest Only, Series 2016-XA-GC36, REMIC, 1.30%, 02/10/49 (b)	4,220	291
Interest Only, Series 2016-XA-GC37, REMIC, 1.79%, 04/10/49 (b)	4,360	422
Interest Only, Series 2016-XA-P3, REMIC, 1.70%, 04/15/49 (b)	7,644	661
Interest Only, Series 2017-XA-P7, REMIC, 1.13%, 04/14/50 (b)	13,696	950
Citigroup Mortgage Loan Trust Inc.
Series 2018-A1-C, 4.13%, 03/25/59 (c)	9,954	9,999
Series 2018-A1-A, REMIC, 4.00%, 01/25/68 (c) (d)	14,828	15,178
Civic Mortgage LLC
Series 2018-A1-1, 3.89%, 06/25/22 (c) (d)	6,537	6,529
COLT Funding LLC
Series 2018-A1-1, REMIC, 2.93%, 02/25/48 (b) (c)	5,515	5,481
COMM Mortgage Trust
Series 2018-D-HCLV, 4.63%, 09/15/20 (b) (c)	197	194
Series 2012-C-CR4, REMIC, 4.44%, 11/18/22 (b) (c)	673	613
Series 2013-D-LC13, REMIC, 5.27%, 09/12/23 (b) (c)	1,483	1,411
Interest Only, Series 2015-XA-CR27, REMIC, 1.13%, 09/12/25 (b)	12,345	619
Series 2016-C-CR28, REMIC, 4.65%, 12/12/25 (b)	450	441
Interest Only, Series 2015-XA-LC21, REMIC, 0.78%, 07/10/48 (b)	22,802	758
Interest Only, Series 2015-XA-CR25, REMIC, 0.92%, 08/10/48 (b)	23,053	1,033
Interest Only, Series 2015-XA-CR26, REMIC, 0.96%, 10/10/48 (b)	5,088	253
Commercial Mortgage Loan Trust
Interest Only, Series 2013-XA-CR12, REMIC, 1.18%, 10/10/46 (b)	35,511	1,600
Commercial Mortgage Pass-Through Certificates
Interest Only, Series 2014-XA-UBS3, REMIC, 1.27%, 05/10/24 (b)	38,765	1,634
Series 2015-C-LC23, REMIC, 4.65%, 10/10/25 (b)	306	302
Commercial Mortgage Trust
Interest Only, Series 2017-XA-CD4, REMIC, 1.32%, 04/12/27 (b)	18,326	1,419
Credit Acceptance Auto Loan Trust
Series 2017-A-2A, 2.55%, 08/15/20 (c)	5,000	4,958
Credit Suisse Commercial Mortgage Trust
Series 2007-B-C2, REMIC, 5.72%, 01/15/49 (b) (c)	3,500	3,525
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-2A1-11, REMIC, 6.00%, 12/25/35	1,077	998
Credit Suisse Mortgage Trust
Series 2017-A-1, 4.50%, 03/25/21 (c)	2,722	2,718
Series 2017-E-LSTK, REMIC, 3.44%, 04/07/21 (b) (c)	1,799	1,749
CSMC Trust
Series 2018-A1-RPL7, REMIC, 4.00%, 09/25/21 (c)	5,899	5,907
Series 2018-A1-RPL8, 4.13%, 09/25/21 (c)	9,745	9,741
Series 2017-E-CHOP, REMIC, 5.76%, (1M USD LIBOR + 3.30%), 07/15/32 (b) (c)	2,125	2,096
CVP CLO Ltd.
Series 2017-A-1A, 3.81%, (3M USD LIBOR + 1.34%), 07/20/30 (b) (c)	7,500	7,429
Series 2017-A-2A, 3.66%, (3M USD LIBOR + 1.19%), 01/20/31 (b) (c)	10,000	9,824
Deephaven Residential Mortgage Trust
Series 2017-A1-1A, REMIC, 2.72%, 10/27/25 (b) (c)	659	647
Series 2017-A2-3A, REMIC, 2.71%, 10/25/47 (b) (c)	3,348	3,312

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Series 2017-A3-3A, REMIC, 2.81%, 10/25/47 (b) (c)	3,348	3,299
GS Mortgage Securities Corp. II
Interest Only, Series 2017-XA-GS8, 0.98%, 11/10/50 (b)	32,617	2,124
GS Mortgage Securities Trust
Series 2018-G-RIVR, REMIC, 5.06%, (1M LIBOR + 2.6%), 07/15/20 (b) (c)	2,000	1,967
Series 2018-F-FBLU, REMIC, 5.71%, 11/15/20 (c)	3,360	3,290
Interest Only, Series 2014-XA-GC20, REMIC, 1.06%, 03/12/24 (b)	7,367	290
Interest Only, Series 2015-XA-GC34, REMIC, 1.34%, 10/10/25 (b)	3,414	228
Series 2018-E-LUAU, REMIC, 5.01%, (1M USD LIBOR + 2.25%), 11/15/32 (b) (c)	3,342	3,330
Interest Only, Series 2014-XA-GC24, REMIC, 0.80%, 09/10/47 (b)	10,247	329
Series 2014-D-GC26, REMIC, 4.51%, 11/10/47 (b) (c)	2,349	1,975
Interest Only, Series 2015-XA-GS1, REMIC, 0.81%, 11/10/48 (b)	5,614	252
Interest Only, Series 2017-XA-GS6, 1.19%, 05/10/50 (b)	23,087	1,635
Halcyon Loan Advisors Funding Ltd.
Series 2015-A1R-3A, 3.34%, (3M USD LIBOR + 0.90%), 10/18/27 (b) (c)	10,000	9,863
Jimmy Johns Funding LLC
Series 2017-A2II-1A, 4.85%, 07/30/27 (c)	5,925	5,963
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2018-C-LAQ, 4.06%, (1M USD LIBOR + 1.60%), 06/15/20 (b) (c)	4,788	4,740
Series 2018-D-LAQ, 4.56%, (1M USD LIBOR + 2.10%), 06/15/20 (b) (c)	1,900	1,866
Series 2018-E-LAQ, 5.46%, (1M USD LIBOR + 3.00%), 06/15/20 (b) (c)	608	594
Series 2016-E-WIKI, REMIC, 4.01%, 10/07/21 (b) (c)	2,356	2,261
Series 2018-E-AON, 4.61%, 07/10/23 (b) (c)	3,103	3,131
Series 2006-AM-LDP9, REMIC, 5.37%, 05/15/47	118	118
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2017-C-MAUI, REMIC, 3.64%, (1M USD LIBOR + 1.25%), 07/15/19 (b) (c)	576	571
Series 2017-D-MAUI, REMIC, 4.34%, (1M USD LIBOR + 1.95%), 07/15/19 (b) (c)	541	535
Series 2017-E-MAUI, REMIC, 5.34%, (1M USD LIBOR + 2.95%), 07/15/19 (b) (c)	479	473
Series 2017-F-MAUI, REMIC, 6.14%, (1M USD LIBOR + 3.75%), 07/15/19 (b) (c)	674	669
Series 2011-D-C5, REMIC, 5.41%, 09/17/21 (b) (c)	2,400	2,364
Series 2015-D-MAR7, REMIC, 5.23%, 06/07/22 (c)	1,491	1,488
Series 2018-EFX-WPT, REMIC, 5.54%, 07/07/23 (c)	3,141	3,212
Series 2015-F-JP1, REMIC, 4.74%, 12/15/25 (b) (c)	498	394
Series 2004-D-CBX, REMIC, 5.10%, 01/12/37 (b)	1,581	1,598
Series 2006-AMS-LDP9, REMIC, 5.34%, 05/15/47	1,000	993
Series 2007-AM-CB18, REMIC, 5.47%, 06/12/47 (b)	2	1
Interest Only, Series 2015-XA-JP1, REMIC, 1.12%, 01/15/49 (b)	4,893	218
Interest Only, Series 2016-XA-JP4, REMIC, 0.80%, 12/15/49 (b)	18,731	702
JPMorgan Mortgage Trust
Series 2018-A2-7FRB, 3.07%, (1M USD LIBOR + 0.75%), 11/25/33 (b) (c)	4,114	4,137
Kabbage Asset Securitization LLC
Series 2017-A-1, 4.57%, 03/15/20 (c)	5,000	5,039
Legacy Mortgage Asset Trust
Series 2018-A1-GS2, 4.00%, 06/25/20 (c) (d)	14,463	14,467
Series 2017-A1-GS1, REMIC, 3.50%, 01/25/57 (c) (d)	4,255	4,223
	Shares/Par[1]	Value ($)
Midocean Credit CLO VII
Series 2017-A1-7A, 3.76%, (3M USD LIBOR + 1.32%), 07/16/29 (b) (c)	7,000	6,946
Milos CLO Ltd.
Series 2017-A-1A, 3.72%, (3M USD LIBOR + 1.25%), 10/20/30 (b) (c)	7,500	7,446
Morgan Stanley Bank of America Merrill Lynch Trust
Interest Only, Series 2014-XA-C15, REMIC, 0.98%, 02/16/24 (b)	14,008	558
Series 2014-C-C17, REMIC, 4.46%, 07/17/24 (b)	1,240	1,204
Series 2015-D-C20, REMIC, 3.07%, 01/17/25 (c)	1,000	820
Series 2015-C-C25, REMIC, 4.53%, 09/15/25 (b)	420	420
Series 2015-D-C26, REMIC, 3.06%, 10/15/25 (c)	312	262
Series 2015-D-C27, REMIC, 3.24%, 11/15/25 (c)	297	246
Series 2015-C-C27, REMIC, 4.53%, 11/15/25 (b)	207	200
Interest Only, Series 2016-XA-C28, REMIC, 1.26%, 01/15/26 (b)	4,547	289
Series 2016-C-C29, REMIC, 4.75%, 04/17/26 (b)	2,371	2,384
Morgan Stanley Capital I Trust
Series 2017-E-CLS, 4.41%, (1M USD LIBOR + 1.95%), 11/15/19 (b) (c)	2,575	2,536
Series 2017-F-CLS, 5.06%, (1M USD LIBOR + 2.60%), 11/15/19 (b) (c)	2,556	2,512
Series 2018-D-SUN, REMIC, 4.11%, (1M USD LIBOR + 1.65%), 07/15/20 (b) (c)	899	890
Series 2018-F-SUN, REMIC, 5.01%, (1M USD LIBOR + 2.55%), 07/15/20 (b) (c)	1,342	1,327
Series 2018-G-SUN, REMIC, 5.51%, (1M USD LIBOR + 3.05%), 07/15/20 (b) (c)	899	890
Series 2014-CPT, REMIC, 3.45%, 07/15/21 (b) (c)	2,551	2,467
Series 2014-CPT, REMIC, 3.45%, 07/15/21 (b) (c)	540	531
Series 2014-CPT, REMIC, 3.45%, 07/15/21 (b) (c)	527	507
Interest Only, Series 2015-XA-UBS8, REMIC, 0.92%, 12/15/48 (b)	4,793	240
Series 2007-B-IQ15, REMIC, 6.12%, 06/11/49 (b) (c)	3,000	3,004
Interest Only, Series 2017-XA-H1, 1.45%, 06/15/50 (b)	26,465	2,161
Motel 6 Trust
Series 2017-A-MTL6, 3.38%, (1M USD LIBOR + 0.92%), 08/15/19 (b) (c)	1,179	1,165
Series 2017-D-MTL6, REMIC, 4.61%, (1M USD LIBOR + 2.15%), 08/15/19 (b) (c)	2,263	2,236
Series 2017-F-MTL6, REMIC, 6.71%, (1M USD LIBOR + 4.25%), 08/15/19 (b) (c)	2,975	2,878
MP CLO IV Ltd.
Series 2013-ARR-2A, 3.77%, (3M USD LIBOR + 1.28%), 07/25/29 (b) (c)	7,500	7,431
MP CLO VIII Ltd.
Series 2015-AR-2A, 3.42%, (3M USD LIBOR + 0.91%), 10/28/27 (b) (c)	3,000	2,957
Octagon Investment Partners XXIV Ltd.
Series 2015-A1R-1A, 3.55%, (3M USD LIBOR + 0.90%), 05/21/27 (b) (c)	10,000	9,951
Pretium Mortgage Credit Partners I LLC
Series 2018-A1-NLP3, 4.13%, 07/28/21 (c) (d)	6,240	6,190
Series 2017-NPL3, 3.25%, 06/29/32 (c) (d)	6,453	6,447
SBA Tower Trust
Series 2017-C-1, 3.17%, 04/15/22 (c)	5,000	4,944
SoFi Consumer Loan Program LLC
Series 2017-A1-5, 2.14%, 12/25/19 (c)	529	527
Series 2017-A1-6, 2.20%, 02/25/20 (c)	1,059	1,054
Series 2016-A-3, 3.05%, 05/25/21 (c)	615	615
Series 2017-A2-6, 2.82%, 02/25/22 (c)	3,500	3,482
Series 2017-A-3, 2.77%, 03/25/22 (c)	683	677
Series 2017-A2-5, 2.78%, 04/25/22 (c)	1,250	1,237
Series 2017-A-1, 3.28%, 01/26/26 (c)	554	555
Series 2017-A-2, 3.28%, 02/25/26 (c)	388	387
SoFi Consumer Loan Program Trust
Series 2018-A1-1, 2.55%, 04/25/20 (c)	1,067	1,061
Series 2018-A1-2, 2.93%, 06/25/20 (c)	568	567
Steele Creek CLO Ltd.
Series 2015-AR-1A, 3.91%, (3M USD LIBOR + 1.26%), 05/21/29 (b) (c)	4,000	3,985

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Series 2014-A-1RA, 3.54%, 04/21/31 (c)	2,550	2,530
Series 2016-1A, 3.91%, (3M USD LIBOR + 1.12%), 06/15/31 (b) (c)	2,500	2,467
Series 2018-A-2A, 3.47%, (3M USD LIBOR + 1.20%), 08/18/31 (b) (c)	2,000	1,973
TAL Advantage VI LLC
Series 2017-A-1A, 4.50%, 04/20/27 (c)	6,674	6,808
TCI-Cent CLO Ltd.
Series 2016-A1-1A, 4.03%, (3M USD LIBOR + 1.52%), 12/21/29 (b) (c)	3,000	3,000
Series 2016-A2-1A, 4.71%, (3M USD LIBOR + 2.20%), 12/21/29 (b) (c)	3,000	3,000
UBS Commercial Mortgage Trust
Series 2018-C-C8, 4.70%, 02/17/28 (b)	1,858	1,822
Interest Only, Series 2017-XB-C1, REMIC, 0.90%, 06/17/50 (b)	25,883	1,697
Interest Only, Series 2018-XA-C8, 0.89%, 02/17/51 (b)	27,051	1,667
Venture VII CDO Ltd.
Series 2006-A1A-7A, 2.70%, (3M USD LIBOR + 0.23%), 01/20/22 (b) (c)	1,967	1,966
Series 2006-A2-7A, 2.71%, (3M USD LIBOR + 0.24%), 01/20/22 (b) (c)	1,044	1,040
Venture XXIX CDO Ltd.
Series 2017-A-29A, 3.90%, (3M USD LIBOR + 1.28%), 09/09/30 (b) (c)	4,000	3,959
Vivint Solar Financing V LLC
Series 2018-A-1A, 4.73%, 10/30/28 (c)	4,993	5,124
VOLT LX LLC
Series 2017-A1-NPL7, 3.25%, 06/25/20 (c) (d)	2,311	2,310
VOLT LXII LLC
Series 2017-A1-NPL9, 3.13%, 09/25/47 (c) (d)	2,905	2,903
VOLT LXIX LLC
Series 2018-A1A-NPL5, 4.21%, 08/25/48 (c) (d)	3,980	3,948
VOLT LXXI LLC
Series 2018-A1A-NPL7, 3.97%, 09/25/48 (c) (d)	6,368	6,319
VOLT LXXII LLC
Series 2018-A1A-NPL8, 4.21%, 10/26/48 (c) (d)	3,778	3,756
Washington Mutual Asset-Backed Certificates WMABS Trust
Series 2006-M1-HE1, REMIC, 2.85%, (1M USD LIBOR + 0.34%), 02/25/36 (b)	14,984	12,898
Wells Fargo Commercial Mortgage Trust
Series 2018-E-BXI, REMIC, 4.61%, (1M USD LIBOR + 2.16%), 12/16/19 (b) (c)	2,762	2,710
Series 2014-D-LC16, REMIC, 3.94%, 06/15/24 (c)	325	262
Interest Only, Series 2015-XA-C31, REMIC, 1.07%, 07/15/25 (b)	4,362	242
Series 2015-C-C31, REMIC, 4.61%, 11/15/25 (b)	400	390
Series 2015-D-NXS4, REMIC, 3.60%, 11/18/25 (b)	375	342
Series 2015-C-NXS4, REMIC, 4.60%, 11/18/25 (b)	310	309
Series 2015-A4-P2, REMIC, 3.81%, 12/15/25	363	368
Series 2016-C-C32, REMIC, 4.72%, 01/16/26 (b)	311	303
Interest Only, Series 2017-XA-C38, 1.08%, 07/15/50 (b)	26,279	1,753
Series 2015-C-LC22, REMIC, 4.54%, 09/15/58 (b)	302	296
WhiteHorse X Ltd.
Series 2015-A1R-10A, 3.38%, (3M USD LIBOR + 0.93%), 04/17/27 (b) (c)	5,000	4,948
Other Securities		270,382
Total Non-U.S. Government Agency Asset-Backed Securities (cost $732,537)		725,966
CORPORATE BONDS AND NOTES 15.8%
Communication Services 1.0%
Other Securities		14,363
Consumer Discretionary 0.2%
Other Securities		2,083
Consumer Staples 1.2%
Other Securities		16,993
	Shares/Par[1]	Value ($)
Energy 1.6%
Bharat Petroleum Corp. Ltd.
4.63%, 10/25/22	2,300	2,321
Indian Oil Corp. Ltd.
5.63%, 08/02/21	900	936
5.75%, 08/01/23	1,000	1,052
ONGC Videsh Ltd.
3.25%, 07/15/19	1,000	999
3.75%, 05/07/23	200	195
ONGC Videsh Vankorneft Pte Ltd.
2.88%, 01/27/22	900	868
Sinopec Group Overseas Development 2016 Ltd.
2.00%, 09/29/21	200	192
Sinopec Group Overseas Development 2017 Ltd.
3.00%, 04/12/22	600	588
3.00%, 04/12/22 (c)	700	689
Sinopec Group Overseas Development 2018 Ltd.
3.75%, 09/12/23 (c)	600	600
Other Securities		13,554
		21,994
Financials 8.0%
Banco Santander Chile
2.50%, 12/15/20 (c)	200	196
3.88%, 09/20/22	800	794
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander
4.13%, 11/09/22	300	297
Banco Santander SA
5.95%, 10/01/28 (c)	1,000	1,005
Citigroup Inc.
3.76%, (3M USD LIBOR + 1.02%), 06/01/24 (b)	1,150	1,125
CNOOC Finance 2012 Ltd.
3.88%, 05/02/22	800	805
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23	1,000	969
CNPC General Capital Ltd.
3.95%, 04/19/22	1,900	1,920
CNPC HK Overseas Capital Ltd.
4.50%, 04/28/21	300	307
Credit Suisse Group AG
4.02%, (3M USD LIBOR + 1.24%), 06/12/24 (b) (c)	1,270	1,251
Goldman Sachs Bank USA
3.20%, 06/05/20	990	988
Goldman Sachs Group Inc.
2.30%, 12/13/19	1,420	1,407
Morgan Stanley
3.40%, (3M USD LIBOR + 0.93%), 07/22/22 (b)	2,390	2,356
Santander UK Plc
2.50%, 01/05/21	2,785	2,719
Other Securities		93,848
		109,987
Health Care 1.6%
Other Securities		22,087
Industrials 0.6%
Other Securities		7,979
Information Technology 0.2%
Other Securities		2,575
Materials 0.6%
Other Securities		8,289
Utilities 0.8%
Other Securities		10,720
Total Corporate Bonds And Notes (cost $220,723)		217,070
SENIOR LOAN INTERESTS 9.0%
Communication Services 0.7%
Other Securities		9,801
Consumer Discretionary 1.5%
Other Securities		21,365
Consumer Staples 0.3%
Other Securities		3,787

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Energy 0.5%
Other Securities		6,446
Financials 1.1%
Other Securities		14,853
Health Care 1.2%
Other Securities		16,182
Industrials 1.3%
Other Securities		17,765
Information Technology 1.7%
Other Securities		23,217
Materials 0.7%
Other Securities		9,209
Real Estate 0.0%
Other Securities		516
Utilities 0.0%
Other Securities		811
Total Senior Loan Interests (cost $131,023)		123,952
GOVERNMENT AND AGENCY OBLIGATIONS 25.5%
Collateralized Mortgage Obligations 7.7%
Federal Home Loan Mortgage Corp.
Series QA-4060, REMIC, 1.50%, 09/15/26	3,201	3,098
Series AN-4030, REMIC, 1.75%, 04/15/27	5,763	5,593
Series CD-4484, REMIC, 1.75%, 07/15/30	5,049	4,864
Series BA-4642, REMIC, 3.00%, 02/15/41	6,704	6,678
Series A-4734, REMIC, 3.00%, 07/15/42	6,403	6,367
Series FA-4125, REMIC, 2.81%, (1M USD LIBOR + 0.35%), 11/15/42 (b)	4,694	4,676
Series LA-4738, REMIC, 3.00%, 11/15/43	6,448	6,398
Series HA-4582, REMIC, 3.00%, 09/15/45	3,353	3,317
Series CF-4750, REMIC, 2.81%, (1M USD LIBOR + 0.35%), 01/15/48 (b)	8,562	8,511
Federal National Mortgage Association
Series 2012-FK-56, 2.96%, (1M USD LIBOR + 0.45%), 06/25/42 (b)	5,911	5,906
Series 2016-PA-72, REMIC, 3.00%, 07/25/46	4,987	4,935
Series 2018-FA-55, REMIC, 2.81%, (1M USD LIBOR + 0.30%), 08/25/48 (b)	9,314	9,270
Series 2018-FA-64, REMIC, 2.86%, (1M USD LIBOR + 0.35%), 09/25/48 (b)	8,595	8,532
Series 2018-FA-77, REMIC, 2.81%, (1M USD LIBOR + 0.30%), 10/25/48 (b)	7,697	7,661
Series 2017-FA-96, REMIC, 2.91%, (1M USD LIBOR + 0.40%), 12/25/57 (b)	10,080	10,089
Series 2018-HF-70, 2.86%, (1M USD LIBOR + 0.35%), 10/25/58 (b)	9,658	9,638
		105,533
Commercial Mortgage-Backed Securities 0.0%
Federal Home Loan Mortgage Corp.
Interest Only, Series X1-K722, REMIC, 1.31%, 03/25/23 (b)	12,688	558
Mortgage-Backed Securities 0.9%
Federal Home Loan Mortgage Corp.
3.50%, 09/01/32	8,154	8,265
Federal National Mortgage Association
2.35%, (12M USD LIBOR + 1.63%), 11/01/42 (b)	3,746	3,818
		12,083
Sovereign 1.3%
Banco del Estado de Chile
2.67%, 01/08/21 (c)	300	293
3.88%, 02/08/22	2,400	2,379
Chile Government International Bond
3.25%, 09/14/21	1,000	1,002
2.25%, 10/30/22	2,900	2,797
	Shares/Par[1]	Value ($)
Export-Import Bank of India
2.75%, 04/01/20	300	296
3.13%, 07/20/21	2,000	1,966
Other Securities		9,484
		18,217
Treasury Inflation Indexed Securities 4.6%
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/19 (e) (f)	63,783	62,856
U.S. Treasury Securities 11.0%
U.S. Treasury Note
2.25%, 03/31/20	13,400	13,346
1.50%, 08/15/20 (e)	27,300	26,848
1.63%, 10/15/20 (e)	20,000	19,687
2.75%, 08/15/21 (e)	20,000	20,137
2.00%, 08/31/21 (e)	31,750	31,358
2.13%, 09/30/21 (e)	31,650	31,353
1.88%, 01/31/22	9,100	8,938
		151,667
Total Government And Agency Obligations (cost $353,322)		350,914
SHORT TERM INVESTMENTS 5.1%
Investment Companies 1.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (g) (h)	23,708	23,708
Treasury Securities 3.4%
U.S. Treasury Bill
2.31%, 02/21/19 (e) (i)	22,450	22,376
2.41%, 08/15/19 (e) (i)	25,000	24,608
		46,984
Total Short Term Investments (cost $70,714)		70,692
Total Investments 108.1% (cost $1,508,319)		1,488,594
Other Derivative Instruments (8.6)%		(118,565)
Other Assets and Liabilities, Net 0.5%		7,469
Total Net Assets 100.0%		1,377,498

(a) The Fund had an unfunded commitment at December 31, 2018. See Unfunded Commitments in the Schedules of Investments.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $633,844 and 46.0%, respectively.

(d) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) Treasury inflation indexed note, par amount is adjusted for inflation.

(g) Investment in affiliate.

(h) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(i) The coupon rate represents the yield to maturity.

Summary of Investments by Country^	Total Long Term Investments
Argentina	0.2%
Australia	0.3
Bahamas	0.4

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Summary of Investments by Country^	Total Long Term Investments
Bermuda	0.1
Brazil	0.5
Canada	0.3
Cayman Islands	11.6
Chile	1.2
China	0.4
Colombia	0.3
Costa Rica	—
Dominican Republic	0.1
France	0.1
Germany	0.2
Guatemala	0.1
Hong Kong	0.2
India	0.7
Indonesia	0.2
Ireland	0.2
Israel	0.2
Jamaica	—
Japan	0.5
Luxembourg	0.1
Malaysia	0.3
Mexico	1.1
Netherlands	0.2
Panama	0.6
Peru	0.6
Philippines	0.2
Singapore	0.6
Switzerland	0.3
United Kingdom	1.1
United States of America	77.1
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
CGGS Commerical Mortgage Trust, Series 2018-D-WSS REMIC, 4.76%, 02/18/20	03/12/18	2,837	2,797	0.2

Unfunded Commitments

	Unfunded Commitment ($)	Appreciation/ (Depreciation) ($)

Access CIG LLC – 1st Lien Term Loan	82	(2)
Dental Corp Perfect Smile ULC – 1st Lien Delayed Draw Term Loan	59	(2)
Mavis Tire Express Services Corp. – Delayed Draw Term Loan‡	116	(4)
	257	(8)

‡ Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/DoubleLine Shiller Enhanced CAPE Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Counter-party	Rate Paid/Received by Fund[2,9]	Expiration	Notional[1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
INDEX
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	BCL	Fixed Rate of 0.40% (E)	02/22/19	1,700	—	—
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	BCL	Fixed Rate of 0.40% (E)	02/22/19	76,600	—	855
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	BCL	Fixed Rate of 0.40% (E)	02/22/19	500	—	3
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	BCL	Fixed Rate of 0.40% (E)	01/18/19	700	—	(16)
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	BCL	Fixed Rate of 0.40% (E)	01/18/19	100,000	—	(10,246)
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	BCL	Fixed Rate of 0.40% (E)	02/22/19	1,700	—	23
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	BNP	Fixed Rate of 0.39% (E)	03/21/19	100,000	—	(5,570)
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	BNP	Fixed Rate of 0.39% (E)	06/06/19	130,000	—	(765)
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	BNP	Fixed Rate of 0.39% (E)	02/21/19	100,000	—	(10,297)
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	BNP	Fixed Rate of 0.39% (E)	05/09/19	100,000	—	(9,391)
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	BNP	Fixed Rate of 0.39% (E)	04/04/19	100,000	—	(7,511)
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	BNP	Fixed Rate of 0.39% (E)	04/18/19	100,000	—	(10,458)
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	BNP	Fixed Rate of 0.39% (E)	01/17/19	100,000	—	(14,922)
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	CIB	Fixed Rate of 0.40% (E)	06/05/19	90,000	—	(1,958)
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	CIB	Fixed Rate of 0.40% (E)	04/17/19	100,000	—	(8,649)
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	CIB	Fixed Rate of 0.40% (E)	02/20/19	100,000	—	(8,689)
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	CIB	Fixed Rate of 0.40% (E)	05/08/19	100,000	—	(6,883)
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	CIB	Fixed Rate of 0.40% (E)	01/23/19	100,000	—	(14,753)
Shiller Barclays CAPE US Sector II ER USD Index (E) ‡	CIB	Fixed Rate of 0.40% (E)	03/20/19	100,000	—	(9,338)
					—	(118,565)

‡Shiller Barclays CAPE US Sector Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE Ratio (the "Relative CAPE Indicator") and that possess relatively strong price momentum over the period of six months. Each U.S. sector is represented by an ETF that invests primarily in equity securities of companies in the relevant sector. The components of the index are publicly available at https://indices.barclays/IM/21/en/indices/details.app;ticker=BXIICS2E;tab=constituents.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/First State Global Infrastructure Fund
COMMON STOCKS 99.0%
Australia 7.3%
Aurizon Holdings Ltd.	2,864	8,631
Transurban Group (a)	6,630	54,394
		63,025
Brazil 2.5%
CCR SA	7,391	21,360
Canada 8.7%
Emera Inc. (a)	519	16,629
Hydro One Ltd.	1,183	17,566
TransCanada Corp. (a)	1,145	40,916
		75,111
China 2.3%
China Merchants Holdings International Co. Ltd.	4,832	8,642
Jiangsu Expressway Co. Ltd. - Class H (b)	8,034	11,217
		19,859
France 2.3%
Getlink	71	956
Vinci SA	229	18,928
		19,884
Hong Kong 1.1%
COSCO Shipping Ports Ltd. (a) (b)	10,032	9,870
Italy 3.2%
Atlantia SpA	1,346	27,999
Japan 8.4%
East Japan Railway Co.	428	37,805
Osaka Gas Co. Ltd.	615	11,237
Tokyo Gas Co. Ltd.	371	9,418
West Japan Railway Co.	204	14,396
		72,856
Mexico 1.8%
Grupo Aeroportuario del PacifiCo SAB de CV - Class B	877	7,138
Promotora y Operadora de Infraestructura SAB de CV (a)	848	8,125
		15,263
Spain 4.7%
Aena SME SA	150	23,347
Ferrovial SA (a)	875	17,766
		41,113
United Kingdom 6.2%
National Grid Plc	2,399	23,378
Severn Trent Plc	690	15,989
SSE Plc	1,063	14,670
		54,037
United States of America 50.5%
Alliant Energy Corp. (a)	405	17,105
American Electric Power Co. Inc.	466	34,833
American Tower Corp.	150	23,698
Crown Castle International Corp.	224	24,333
Dominion Energy Inc.	835	59,646
Evergy Inc.	442	25,073
Eversource Energy	311	20,250
Kinder Morgan Inc. (a)	2,720	41,836
NextEra Energy Inc.	281	48,882
NiSource Inc.	501	12,708
Norfolk Southern Corp.	82	12,201
PG&E Corp. (c)	462	10,982
Plains All American Pipeline LP	373	7,469
Portland General Electric Co.	215	9,869
SBA Communications Corp. (c)	140	22,665
Southern Co.	276	12,135
UGI Corp.	84	4,459
Union Pacific Corp.	173	23,892
Williams Cos. Inc.	1,117	24,633
		436,669
Total Common Stocks (cost $922,312)		857,046
	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 5.3%
Investment Companies 0.1%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	805	805
Securities Lending Collateral 5.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (d) (e)	44,804	44,804
Total Short Term Investments (cost $45,609)		45,609
Total Investments 104.3% (cost $967,921)		902,655
Other Assets and Liabilities, Net (4.3)%		(37,112)
Total Net Assets 100.0%		865,543

(a) All or portion of the security was on loan.

(b) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(c) Non-income producing security.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/FPA + DoubleLine Flexible Allocation Fund * (a)
COMMON STOCKS 63.8%
Communication Services 15.3%
Alphabet Inc. - Class A (b)	33	34,212
Alphabet Inc. - Class C (b)	33	34,124
Baidu.com - Class A - ADR (b)	244	38,732
Charter Communications Inc. - Class A (b)	108	30,792
Comcast Corp. - Class A	1,151	39,181
Facebook Inc. - Class A (b)	229	30,022
Naspers Ltd. - Class N	200	39,926
		246,989
Consumer Discretionary 5.1%
Expedia Group Inc.	157	17,637
JD.com Inc. - Class A - ADR (b)	900	18,827
Mohawk Industries Inc. (b)	218	25,476
WPP Plc	1,893	20,500
Other Securities		384
		82,824
Energy 1.6%
Kinder Morgan Inc.	1,643	25,271
Financials 16.5%
Ally Financial Inc.	950	21,534
American International Group Inc. (c)	1,516	59,745
Aon Plc - Class A (c)	197	28,637
Bank of America Corp. (c)	1,520	37,444
Citigroup Inc.	692	36,051
Groupe Bruxelles Lambert SA (d)	389	33,983
Royal Bank of Scotland Group Plc	6,941	19,394
Wells Fargo & Co.	622	28,669
		265,457
Health Care 1.7%
Mylan NV (b) (c)	1,008	27,618
Industrials 5.7%
Arconic Inc. (c)	2,559	43,153
Jardine Strategic Holdings Ltd. (d)	283	10,405
United Technologies Corp. (c)	355	37,774
		91,332
Information Technology 11.9%
Analog Devices Inc. (c)	465	39,917
Broadcom Inc. (c)	191	48,547
Microsoft Corp. (c)	309	31,340
NAVER Corp.	89	9,695
Nexon Co. Ltd. (b)	852	10,895
Oracle Corp.	338	15,259
TE Connectivity Ltd.	474	35,848
		191,501
Materials 5.3%
Glencore Plc	6,648	24,743
HeidelbergCement AG	420	25,841
LafargeHolcim Ltd.	757	31,313
Other Securities		3,301
		85,198
Utilities 0.7%
PG&E Corp. (b)	481	11,436
Total Common Stocks (cost $1,153,913)		1,027,626
PREFERRED STOCKS 0.7%
Consumer Discretionary 0.7%
Porsche Automobil Holding SE (e)	201	11,909
Total Preferred Stocks (cost $11,920)		11,909
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.3%
ALM XIX LLC
Series 2016-A1-19A, 3.99%, (3M USD LIBOR + 1.55%), 07/15/28 (f) (g)	5,000	5,000
Series 2016-A2-19A, 4.64%, (3M USD LIBOR + 2.20%), 07/15/28 (f) (g)	5,000	4,987
Bear Stearns Alt-A Trust
Series 2006-31A1-4, REMIC, 4.01%, 07/25/36 (f)	6,700	6,321
CG-CCRE Commercial Mortgage Trust
Series 2014-A-FL2, REMIC, 4.31%, (1M USD LIBOR + 1.85%), 11/15/31 (f) (g)	138	138
	Shares/Par[1]	Value ($)
Citigroup Mortgage Loan Trust Inc.
Series 2007-1A1A-AR8, REMIC, 3.88%, 08/25/37 (f)	1,892	1,746
Series 2018-A1-C, 4.13%, 03/25/59 (g)	2,986	3,000
CSMC Trust
Series 2018-A1-RPL7, REMIC, 4.00%, 09/25/21 (g)	4,916	4,922
GS Mortgage Securities Corp. II
Interest Only, Series 2017-XA-GS8, 0.98%, 11/10/50 (f)	12,575	819
GS Mortgage Securities Trust
Series 2017-E-500K, 3.96%, (1M USD LIBOR + 1.50%), 07/15/19 (f) (g)	462	457
Series 2017-F-500K, 4.26%, (1M USD LIBOR + 1.80%), 07/15/19 (f) (g)	317	312
Series 2018-E-FBLU, REMIC, 5.21%, 11/15/20 (g)	445	438
Series 2018-A-TWR, REMIC, 3.36%, (1M USD LIBOR + 0.90%), 07/15/21 (f) (g)	800	798
Series 2018-D-TWR, REMIC, 4.06%, (1M USD LIBOR + 1.60%), 07/15/21 (f) (g)	800	795
Interest Only, Series 2013-XA-GC10, REMIC, 1.52%, 02/10/46 (f)	12,547	636
Interest Only, Series 2016-XA-GS2, REMIC, 1.66%, 05/10/49 (f)	13,936	1,171
Interest Only, Series 2016-XA-GS3, 1.27%, 10/10/49 (f)	9,307	657
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2017-C-MAUI, REMIC, 3.64%, (1M USD LIBOR + 1.25%), 07/15/19 (f) (g)	254	252
Series 2017-D-MAUI, REMIC, 4.34%, (1M USD LIBOR + 1.95%), 07/15/19 (f) (g)	238	235
Series 2017-E-MAUI, REMIC, 5.34%, (1M USD LIBOR + 2.95%), 07/15/19 (f) (g)	211	208
Series 2017-F-MAUI, REMIC, 6.14%, (1M USD LIBOR + 3.75%), 07/15/19 (f) (g)	297	295
Series 2018-EFL-WPT, REMIC, 4.98%, (1M USD LIBOR + 2.60%), 07/07/23 (f) (g)	788	783
Series 2006-AMS-LDP9, REMIC, 5.34%, 05/15/47	1,138	1,130
Kabbage Asset Securitization LLC
Series 2017-A-1, 4.57%, 03/15/20 (g)	7,000	7,055
Legacy Mortgage Asset Trust
Series 2018-A1-GS2, 4.00%, 06/25/20 (g) (h)	9,642	9,644
PRPM LLC
Series 2017-2, 3.47%, 09/25/20 (g) (h)	5,817	5,788
RCO Trust
Series 2017-A-INV1, REMIC, 3.20%, 11/25/52 (f) (g)	5,551	5,483
Series 2017-M1-INV1, REMIC, 3.90%, 11/25/52 (f) (g)	3,140	3,179
SoFi Consumer Loan Program LLC
Series 2017-A1-5, 2.14%, 12/25/19 (g)	529	527
Series 2017-A1-6, 2.20%, 02/25/20 (g)	757	753
Series 2016-A-3, 3.05%, 05/25/21 (g)	615	615
Series 2017-A2-6, 2.82%, 02/25/22 (g)	2,500	2,487
Series 2017-A-3, 2.77%, 03/25/22 (g)	911	903
Series 2017-A2-5, 2.78%, 04/25/22 (g)	1,000	990
Series 2017-A-1, 3.28%, 01/26/26 (g)	1,109	1,109
SoFi Consumer Loan Program Trust
Series 2018-A1-1, 2.55%, 04/25/20 (g)	640	637
Series 2018-A1-2, 2.93%, 06/25/20 (g)	1,136	1,134
TCI-Flatiron CLO Ltd.
Series 2016-B-1A, 4.65%, (3M USD LIBOR + 2.25%), 07/17/28 (f) (g)	2,500	2,491
Series 2016-C-1A, 5.50%, (3M USD LIBOR + 3.05%), 07/17/28 (f) (g)	2,500	2,500
Westlake Automobile Receivables Trust
Series 2016-C-3A, 2.46%, 01/18/22 (g)	5,000	4,982
Series 2017-C-2A, 2.59%, 12/15/22 (g)	5,000	4,963
Other Securities		107,490
Total Non-U.S. Government Agency Asset-Backed Securities (cost $198,691)		197,830

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
CORPORATE BONDS AND NOTES 6.9%
Communication Services 0.5%
CCO Holdings LLC
5.75%, 02/15/26 (g)	110	108
5.00%, 02/01/28 (g)	145	133
Comcast Corp.
3.45%, 10/01/21	550	556
Other Securities		7,421
		8,218
Consumer Discretionary 0.2%
Constellation Merger Sub Inc.
8.50%, 09/15/25 (g) (i)	55	50
Other Securities		2,976
		3,026
Consumer Staples 0.5%
Other Securities		7,419
Energy 0.9%
Kinder Morgan Inc.
3.05%, 12/01/19	1,092	1,086
Other Securities		13,950
		15,036
Financials 3.0%
Bank of America Corp.
3.54%, (3M USD LIBOR + 0.79%), 03/05/24 (f)	510	492
Citigroup Inc.
3.76%, (3M USD LIBOR + 1.02%), 06/01/24 (f)	510	499
Goldman Sachs Bank USA
3.20%, 06/05/20	600	599
Goldman Sachs Group Inc.
2.30%, 12/13/19	555	550
Hexion US Finance Corp.
6.63%, 04/15/20	70	56
Royal Bank of Scotland Group Plc
4.37%, (3M USD LIBOR + 1.55%), 06/25/24 (f)	580	556
Wells Fargo Bank NA
2.60%, 01/15/21	1,115	1,100
Other Securities		44,311
		48,163
Health Care 0.7%
RegionalCare Hospital Partners Holdings Inc.
8.25%, 05/01/23 (g)	35	35
Other Securities		11,834
		11,869
Industrials 0.3%
Prime Security Services Borrower LLC
9.25%, 05/15/23 (g)	132	136
Other Securities		4,705
		4,841
Information Technology 0.2%
Analog Devices Inc.
2.95%, 01/12/21	555	551
Other Securities		1,689
		2,240
Materials 0.3%
Hexion Inc.
10.38%, 02/01/22 (g)	110	87
Other Securities		4,983
		5,070
Real Estate 0.0%
Other Securities		531
Utilities 0.3%
Other Securities		4,224
Total Corporate Bonds And Notes (cost $113,463)		110,637
SENIOR LOAN INTERESTS 2.0%
Communication Services 0.2%
Other Securities		2,739
Consumer Discretionary 0.2%
Other Securities		4,003
	Shares/Par[1]	Value ($)
Consumer Staples 0.1%
Other Securities		932
Energy 0.2%
Other Securities		2,425
Financials 0.2%
Other Securities		3,939
Health Care 0.2%
Other Securities		3,111
Industrials 0.3%
Other Securities		5,134
Information Technology 0.4%
Other Securities		6,673
Materials 0.2%
Other Securities		2,838
Real Estate 0.0%
Other Securities		201
Utilities 0.0%
Other Securities		227
Total Senior Loan Interests (cost $34,037)		32,222
GOVERNMENT AND AGENCY OBLIGATIONS 12.1%
Collateralized Mortgage Obligations 6.3%
Federal Home Loan Mortgage Corp.
Series AN-4030, REMIC, 1.75%, 04/15/27	12,007	11,652
Series ME-4181, REMIC, 2.50%, 05/15/32	10,583	10,368
Series AC-3985, REMIC, 2.25%, 12/15/40	812	795
Series FA-4125, REMIC, 2.81%, (1M USD LIBOR + 0.35%), 11/15/42 (f)	11,971	11,924
Federal National Mortgage Association
Series 2012-KC-56, REMIC, 2.25%, 03/25/39	2,417	2,373
Series 2012-AP-101, REMIC, 2.00%, 08/25/40	8,756	8,478
Series 2017-TA-12, REMIC, 3.00%, 04/25/42	4,229	4,202
Series 2012-FK-56, 2.96%, (1M USD LIBOR + 0.45%), 06/25/42 (f)	3,941	3,938
Series 2016-LA-32, REMIC, 3.00%, 10/25/44	12,680	12,531
Series 2015-MA-94, REMIC, 3.00%, 01/25/46	2,066	2,060
Series 2018-FD-31, REMIC, 2.81%, (1M USD LIBOR + 0.30%), 05/25/48 (f)	4,775	4,733
Series 2018-FA-55, REMIC, 2.81%, (1M USD LIBOR + 0.30%), 08/25/48 (f)	4,657	4,635
Series 2018-FA-77, REMIC, 2.81%, (1M USD LIBOR + 0.30%), 10/25/48 (f)	9,622	9,576
Series 2017-FA-96, REMIC, 2.91%, (1M USD LIBOR + 0.40%), 12/25/57 (f)	6,720	6,726
Government National Mortgage Association
Series 2004-FH-70, REMIC, 2.87%, (1M USD LIBOR + 0.40%), 07/20/34 (f)	5,194	5,204
Series 2010-FL-167, REMIC, 2.82%, (1M USD LIBOR + 0.35%), 12/20/40 (f)	1,655	1,653
		100,848
Commercial Mortgage-Backed Securities 0.0%
Federal Home Loan Mortgage Corp.
Interest Only, Series X1-K722, REMIC, 1.31%, 03/25/23 (f)	10,211	449
Mortgage-Backed Securities 4.3%
Federal Home Loan Mortgage Corp.
3.50%, 11/01/44	7,143	7,167
3.50%, 03/01/46	6,751	6,765
Federal National Mortgage Association
3.42%, 01/01/24	460	459
3.00%, 01/01/37	8,398	8,309
2.00%, 01/25/40	7,599	7,488
3.00%, 10/01/41	4,024	3,943
3.00%, 10/25/42	12,575	12,493
3.50%, 02/01/46	7,439	7,419
3.50%, 04/01/46	11,225	11,194
3.50%, 12/01/46	3,732	3,736
		68,973
Sovereign 0.2%
Other Securities		3,859

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
U.S. Treasury Securities 1.3%
U.S. Treasury Note
1.25%, 01/31/20	4,350	4,287
1.38%, 02/29/20	4,700	4,634
1.63%, 06/30/20	6,250	6,166
1.38%, 01/31/21	6,000	5,863
		20,950
Total Government And Agency Obligations (cost $198,782)		195,079
INVESTMENT COMPANIES 2.3%
Altaba Inc. (b)	639	37,012
Total Investment Companies (cost $29,812)		37,012
SHORT TERM INVESTMENTS 3.8%
Investment Companies 3.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (j) (k)	51,764	51,764
Securities Lending Collateral 0.6%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (j) (k)	8,826	8,826
Total Short Term Investments (cost $60,590)		60,590
Total Investments 103.9% (cost $1,801,208)		1,672,905
Total Securities Sold Short (3.4)% (proceeds $65,423)		(55,249)
Other Assets and Liabilities, Net (0.5)%		(8,126)
Total Net Assets 100.0%		1,609,530

(a) The Fund had an unfunded commitment at December 31, 2018. See Unfunded Commitments in the Schedules of Investments.

(b) Non-income producing security.

(c) All or a portion of the security is pledged or segregated as collateral.

(d) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e) Convertible security.

(f) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(g) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $195,524 and 12.1%, respectively.

(h) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(i) All or portion of the security was on loan.

(j) Investment in affiliate.

(k) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (3.4%)
COMMON STOCKS (0.3%)
Communication Services (0.3%)
Tencent Holdings Ltd. (a)	(128)	(5,122)
Total Common Stocks (proceeds $6,151)		(5,122)
PREFERRED STOCKS (0.5%)
Consumer Discretionary (0.5%)
Volkswagen AG (b)	(53)	(8,381)
Total Preferred Stocks (proceeds $8,169)		(8,381)
SENIOR LOAN INTERESTS (0.0%)
Consumer Discretionary (0.0%)
Mavis Tire Express Services Corp.
Delayed Draw Term Loan, 0.00%, (3M LIBOR + 3.25%), 03/15/25 (c) (d) (e)	—	—
Information Technology (0.0%)
Access CIG LLC
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.75%), 02/14/25 (c) (e)	—	—
Total Senior Loan Interests (proceeds $-)		—
INVESTMENT COMPANIES (2.6%)
SPDR S&P Regional Banking ETF Fund	(731)	(34,211)
Utilities Select Sector SPDR Fund	(142)	(7,535)
Total Investment Companies (proceeds $51,103)		(41,746)
Total Securities Sold Short (3.4%) (proceeds $65,423)		(55,249)

(a) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(b) Convertible security.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Summary of Investments by Country^	Total Long Term Investments
Argentina	0.1%
Australia	0.1
Belgium	2.1
Bermuda	0.1
Brazil	0.2
Canada	0.2
Cayman Islands	3.1
Chile	0.4
China	3.8
Colombia	0.1
Costa Rica	—
Dominican Republic	0.1
France	—
Germany	2.4
Guatemala	—
Hong Kong	—
India	0.2
Indonesia	—
Ireland	0.1
Israel	0.1
Jamaica	—
Japan	0.9
Luxembourg	—
Malaysia	0.1
Mexico	0.3
Netherlands	0.1
Panama	0.2
Peru	0.2
Philippines	0.1
Singapore	0.2
South Africa	2.5
South Korea	0.6
Switzerland	5.8
United Kingdom	4.7
United States of America	71.2
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Media Group Holdings LLC	04/23/13	50,938	384	—

Unfunded Commitments

	Unfunded Commitment ($)	Appreciation/ (Depreciation) ($)

Access CIG LLC – 1st Lien Term Loan	27	(1)
Dental Corp Perfect Smile ULC – 1st Lien Delayed Draw Term Loan	21	(1)
Mavis Tire Express Services Corp. – Delayed Draw Term Loan‡	53	(2)
	101	(4)

‡ Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Franklin Templeton Global Fund
COMMON STOCKS 96.4%
Canada 2.4%
Barrick Gold Corp. (a)	310	4,199
Husky Energy Inc. (b)	523	5,411
Wheaton Precious Metals Corp.	498	9,725
		19,335
China 5.4%
Baidu.com - Class A - ADR (b)	69	10,916
China Life Insurance Co. Ltd. - Class H	5,483	11,643
China Mobile Ltd.	1,079	10,375
China Telecom Corp. Ltd. - Class H - ADR	224	11,353
		44,287
Denmark 2.4%
A P Moller - Maersk A/S - Class B	7	8,521
Vestas Wind Systems A/S	151	11,424
		19,945
France 7.2%
AXA SA	391	8,462
BNP Paribas SA	216	9,773
Cie de Saint-Gobain	145	4,828
Credit Agricole SA	734	7,954
Sanofi SA	174	15,055
Veolia Environnement	645	13,287
		59,359
Germany 5.9%
Bayer AG	186	13,012
E.ON SE	912	9,018
Merck KGaA	126	13,044
Siemens AG	116	13,023
		48,097
Hong Kong 2.8%
CK Hutchison Holdings Ltd.	1,098	10,544
Kunlun Energy Co. Ltd. (a)	10,829	11,466
Value Partners Group Ltd.	1,449	1,006
		23,016
India 1.8%
Bharti Airtel Ltd.	1,820	8,147
Hero Motocorp Ltd.	141	6,291
		14,438
Indonesia 0.4%
Matahari Department Store Tbk PT	8,585	3,343
Ireland 2.2%
Allergan Plc	111	14,819
Bank of Ireland Group Plc	601	3,349
		18,168
Israel 1.5%
Teva Pharmaceutical Industries Ltd. - ADR (b)	794	12,237
Italy 1.8%
ENI SpA	919	14,521
Japan 6.6%
Mitsui Fudosan Co. Ltd.	401	8,846
Panasonic Corp.	1,106	9,907
Seven & I Holdings Co. Ltd.	176	7,666
SoftBank Group Corp.	33	2,160
Suntory Beverage & Food Ltd.	177	7,960
Taiheiyo Cement Corp.	147	4,535
Takeda Pharmaceutical Co. Ltd. (a)	373	12,655
		53,729
Luxembourg 2.2%
SES SA - FDR	955	18,317
Netherlands 5.9%
Aegon NV	1,737	8,145
Akzo Nobel NV	108	8,719
ING Groep NV	1,024	11,062
Royal Dutch Shell Plc - Class B	691	20,638
		48,564
Singapore 2.0%
Singapore Telecommunications Ltd.	7,738	16,626
	Shares/Par[1]	Value ($)
South Korea 3.2%
KB Financial Group Inc. - ADR	235	9,886
Samsung Electronics Co. Ltd. - GDR (c)	19	16,311
		26,197
Spain 1.0%
Telefonica SA	996	8,391
Sweden 0.6%
Getinge AB - Class B (a)	516	4,664
Switzerland 3.1%
Novartis AG	32	2,788
Roche Holding AG	52	12,963
UBS Group AG	793	9,892
		25,643
Thailand 1.4%
Bangkok Bank PCL - NVDR	555	3,465
Bangkok Bank PCL	1,322	8,415
		11,880
United Kingdom 8.5%
BP Plc	2,765	17,516
HSBC Holdings Plc (a)	1,545	12,772
Kingfisher Plc	3,789	10,034
Man Group Plc	1,693	2,870
Standard Chartered Plc	2,040	15,872
Vodafone Group Plc	5,256	10,297
		69,361
United States of America 28.1%
Advance Auto Parts Inc.	30	4,751
Ally Financial Inc.	87	1,964
Alphabet Inc. - Class A (b)	9	8,914
AmerisourceBergen Corp.	124	9,233
Amgen Inc.	27	5,209
Apache Corp.	312	8,198
Capital One Financial Corp.	137	10,391
Cardinal Health Inc.	153	6,807
Celgene Corp. (b)	94	6,018
Citigroup Inc.	306	15,947
Comcast Corp. - Class A	331	11,262
CommScope Holding Co. Inc. (b)	324	5,305
Coty Inc. - Class A	1,194	7,831
Eli Lilly & Co.	75	8,648
Exxon Mobil Corp.	144	9,847
Gilead Sciences Inc.	203	12,724
JPMorgan Chase & Co.	95	9,313
Kellogg Co.	193	10,974
Kroger Co. (a)	338	9,290
Mattel Inc. (a) (b)	694	6,936
Navistar International Corp. (b)	302	7,845
NetScout Systems Inc. (b)	23	554
Oracle Corp.	447	20,176
Perrigo Co. Plc	139	5,401
United Parcel Service Inc. - Class B	93	9,039
Voya Financial Inc.	84	3,378
Walgreens Boots Alliance Inc.	211	14,431
		230,386
Total Common Stocks (cost $898,507)		790,504
SHORT TERM INVESTMENTS 5.8%
Investment Companies 3.4%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	27,966	27,966
Securities Lending Collateral 2.4%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (d) (e)	19,794	19,794
Total Short Term Investments (cost $47,760)		47,760
Total Investments 102.2% (cost $946,267)		838,264
Other Assets and Liabilities, Net (2.2)%		(18,314)
Total Net Assets 100.0%		819,950

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(d) Investment in affiliate.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Samsung Electronics Co. Ltd.	11/05/13	11,786	16,311	2.0

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Franklin Templeton Global Multisector Bond Fund
CORPORATE BONDS AND NOTES 0.0%
South Africa 0.0%
K2016470219 South Africa Ltd.
3.00%, 12/31/22 (a) (b) (c)	9,753	199
8.00%, 12/31/22, EUR (a) (b) (c)	3,195	219
K2016470260 South Africa Ltd.
25.00%, 12/31/22 (a) (b) (c)	2,422	194
Total Corporate Bonds And Notes (cost $7,889)		612
GOVERNMENT AND AGENCY OBLIGATIONS 52.8%
Argentina 2.8%
Argentina Bonos del Tesoro
18.20%, 10/03/21, ARS	484,003	9,690
16.00%, 10/17/23, ARS	450,969	9,891
15.50%, 10/17/26, ARS	885,973	17,540
Argentina Inflation Indexed Bond
4.00%, 03/06/20, ARS (d)	3,394	112
Argentina POM Politica Monetaria
65.51%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (e)	9,000	261
Argentina Republic Government International Bond
3.75%, 04/09/19, ARS (d)	21,175	798
4.50%, 02/13/20	5,024	4,520
		42,812
Brazil 7.6%
Brazil Notas do Tesouro Nacional
10.00%, 01/01/19 - 01/01/27, BRL	432,082	116,443
Colombia 3.9%
Colombia Government International Bond
7.75%, 04/14/21, COP	13,557,000	4,346
4.38%, 03/21/23, COP	592,000	173
9.85%, 06/28/27, COP	942,000	355
Colombia TES
7.00%, 09/11/19 - 06/30/32, COP	18,816,000	5,874
10.00%, 07/24/24, COP	23,517,000	8,520
7.50%, 08/26/26, COP	43,193,800	14,027
6.00%, 04/28/28, COP	24,457,200	7,139
7.75%, 09/18/30, COP	58,020,000	18,979
Titulos de Tesoreria
11.00%, 07/24/20, COP	4,536,000	1,516
		60,929
Ghana 3.6%
Ghana Government Bond
24.50%, 04/22/19 - 06/21/21, GHS	54,990	11,516
21.50%, 03/09/20, GHS	370	77
21.00%, 03/23/20, GHS	1,385	286
18.50%, 06/01/20, GHS	210	42
24.00%, 11/23/20, GHS	13,760	2,965
16.25%, 05/17/21, GHS	14,870	2,815
24.75%, 03/01/21 - 07/19/21, GHS	33,940	7,495
19.50%, 10/18/21, GHS (e)	36,816	7,373
18.75%, 01/24/22, GHS	11,430	2,249
18.25%, 09/21/20 - 07/25/22, GHS	4,640	905
17.60%, 11/28/22, GHS	370	70
16.50%, 03/22/21 - 02/06/23, GHS	2,890	534
19.00%, 11/02/26, GHS	33,440	6,196
19.75%, 03/25/24 - 03/15/32, GHS	42,160	8,154
Ghana Treasury Note
21.00%, 01/07/19, GHS	11,540	2,356
19.95%, 05/06/19, GHS	2,710	555
17.24%, 11/11/19, GHS	340	68
16.50%, 02/17/20 - 03/16/20, GHS	5,730	1,132
17.18%, 06/06/20, GHS	830	166
		54,954
India 11.7%
India Government Bond
8.27%, 06/09/20, INR	750,000	10,932
7.80%, 04/11/21, INR	1,078,500	15,694
8.79%, 11/08/21, INR	682,000	10,190
8.20%, 02/15/22, INR	690,000	10,164
8.35%, 05/14/22, INR	120,200	1,782
8.15%, 06/11/22, INR	1,623,000	23,940
	Shares/Par[1]	Value ($)
8.08%, 08/02/22, INR	1,329,000	19,569
8.13%, 09/21/22, INR	48,000	708
6.84%, 12/19/22, INR	228,000	3,227
7.16%, 05/20/23, INR	75,600	1,078
8.83%, 11/25/23, INR	2,176,400	33,107
7.68%, 12/15/23, INR	1,872,000	27,323
9.15%, 11/14/24, INR	812,000	12,637
6.79%, 05/15/27, INR	708,100	9,742
		180,093
Indonesia 9.3%
Indonesia Government Bond
8.25%, 07/15/21, IDR	95,969,000	6,781
7.00%, 05/15/27, IDR	844,889,000	54,847
10.50%, 08/15/30, IDR	5,090,000	413
Indonesia Treasury Bond
8.38%, 03/15/24 - 09/15/26, IDR	1,063,224,000	75,002
9.00%, 03/15/29, IDR	22,569,000	1,656
8.75%, 05/15/31, IDR	62,734,000	4,544
		143,243
Kenya 0.6%
Kenya Government International Bond
6.88%, 06/24/24 (f)	10,411	9,747
Mexico 7.0%
Mexico Bonos
5.00%, 12/11/19, MXN	1,793,350	88,376
8.00%, 06/11/20, MXN	144,220	7,291
6.50%, 06/10/21, MXN	224,690	10,922
Mexico Government Inflation Indexed Bond
4.00%, 06/13/19, MXN (g)	5,996	302
Mexico Inflation Indexed Udibonos
2.50%, 12/10/20, MXN (g)	4,763	234
		107,125
Philippines 0.6%
Philippine Government Bond
7.88%, 02/19/19, PHP	43,520	830
3.88%, 11/22/19, PHP	452,100	8,375
3.38%, 08/20/20, PHP	2,060	37
		9,242
South Korea 4.6%
Bank of Korea
1.85%, 10/02/19, KRW	24,260,000	21,744
2.05%, 10/05/20, KRW	6,280,000	5,651
Korea Monetary Stabilization Bond
0.00%, 03/12/19, KRW (h)	6,080,000	5,431
1.80%, 09/09/19, KRW	13,611,000	12,196
1.87%, 11/09/19, KRW	9,120,000	8,176
2.06%, 12/02/19, KRW	20,130,000	18,077
		71,275
Ukraine 0.4%
Ukraine Government International Bond
0.00%, 05/31/40 (e) (f)	10,207	5,805
United States of America 0.7%
U.S. Treasury Note
2.75%, 02/15/19	10,336	10,338
Total Government And Agency Obligations (cost $922,882)		812,006
COMMON STOCKS 0.0%
South Africa 0.0%
Edcon Holdings Ltd. - Class A (b) (c) (i) (j)	124,902	87
Edcon Holdings Ltd. - Class B (b) (c) (i) (j)	14,399	10
		97
Switzerland 0.0%
Ceva Logistics AG (i)	12	352
Total Common Stocks (cost $1,602)		449
WARRANTS 0.0%
South Africa 0.0%
Edcon Ltd. (b) (c) (i) (j)	6	—
Edcon Ltd. (b) (c) (i) (j)	9,235	—
Edcon Ltd. (b) (c) (i) (j)	114,036	—
Total Warrants (cost $0)		—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 44.8%
Investment Companies 13.4%
JNL Government Money Market Fund - Institutional Class, 2.31% (k) (l)	206,375	206,375
Treasury Securities 31.4%
Argentina Treasury Bill
39.54%, 03/29/19, ARS (m)	34,956	1,044
52.58%, 04/30/19, ARS (m)	66,573	1,980
53.06%, 05/31/19, ARS (m)	146,382	4,276
50.52%, 09/30/19, ARS (m)	411,920	12,513
49.59%, 10/31/19, ARS (m)	249,814	7,264
49.66%, 04/30/20, ARS (m)	49,510	1,446
Brazil Letras do Tesouro Nacional
7.46%, 07/01/19, BRL (m)	242,000	60,560
9.15%, 07/01/20, BRL (m)	106,347	24,821
Egypt Treasury Bill
18.37%, 01/22/19, EGP (m)	10,600	585
Mexico Cetes
7.67%, 01/31/19, MXN (m)	19,498	9,865
7.86%, 02/14/19 - 02/28/19, MXN (m)	13,516	6,812
7.68%, 03/28/19, MXN (m)	61,149	30,548
7.97%, 04/25/19, MXN (m)	19,144	9,505
7.56%, 05/23/19, MXN (m)	78,825	38,856
8.30%, 06/06/19, MXN (m)	9,540	4,689
7.71%, 07/18/19, MXN (m)	17,218	8,375
7.63%, 07/04/19 - 09/12/19, MXN (m)	245,074	16,310
8.15%, 11/07/19, MXN (m)	3,577	1,696
Philippines Treasury Bill
4.03%, 03/06/19, PHP (m)	43,290	815
3.91%, 03/13/19, PHP (m)	82,660	1,555
3.82%, 03/20/19, PHP (m)	59,200	1,113
U.S. Treasury Bill
2.33%, 01/15/19 (m)	77,000	76,931
2.19%, 01/31/19 (m)	109,910	109,700
2.15%, 02/28/19 (m) (n)	47,828	47,648
2.40%, 03/28/19 (m)	3,300	3,282
		482,189
Total Short Term Investments (cost $702,067)		688,564
Total Investments 97.6% (cost $1,634,440)		1,501,631
Other Derivative Instruments (0.6)%		(9,823)
Other Assets and Liabilities, Net 3.0%		46,151
Total Net Assets 100.0%		1,537,959

(a) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(b) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(c) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(d) Treasury inflation indexed note, par amount is not adjusted for inflation.

(e) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $15,552 and 1.0%, respectively.

(g) Treasury inflation indexed note, par amount is adjusted for inflation.

(h) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i) Non-income producing security.

(j) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(k) Investment in affiliate.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(m) The coupon rate represents the yield to maturity.

(n) All or portion of the security was on loan.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Edcon Holdings Ltd. - Class A	02/28/17	95	87	—
Edcon Holdings Ltd. - Class B	02/27/17	11	10	—
Edcon Ltd.	12/15/15	—	—	—
Edcon Ltd.	12/15/15	—	—	—
Edcon Ltd.	12/15/15	—	—	—
K2016470219 South Africa Ltd., 3.00%, 12/31/22	02/28/17	3,156	199	—
K2016470219 South Africa Ltd., 8.00%, 12/31/22	02/27/17	1,917	219	—
K2016470260 South Africa Ltd., 25.00%, 12/31/22	02/27/17	2,816	194	—
		7,995	709	—

JNL/Franklin Templeton Global Multisector Bond Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (Q)	Receiving	2.79	(S)	03/31/24	6,980	(13)	(67)
3M LIBOR (Q)	Receiving	1.91	(S)	01/22/25	36,540	(92)	1,401
3M LIBOR (Q)	Receiving	1.94	(S)	01/29/25	6,740	(17)	250
3M LIBOR (Q)	Receiving	1.94	(S)	01/30/25	5,710	(15)	211
3M LIBOR (Q)	Receiving	1.82	(S)	02/03/25	8,990	(23)	396
3M LIBOR (Q)	Receiving	1.98	(S)	03/27/25	5,750	(15)	207
3M LIBOR (Q)	Receiving	1.99	(S)	03/27/25	5,750	(15)	205
3M LIBOR (Q)	Receiving	3.85	(S)	08/22/43	38,670	(245)	2,353
3M LIBOR (Q)	Receiving	3.49	(S)	03/31/44	3,320	(15)	(379)
3M LIBOR (Q)	Receiving	2.38	(S)	11/18/46	80,600	(461)	7,400
3M LIBOR (Q)	Receiving	2.79	(S)	03/13/47	39,900	(245)	360
3M LIBOR (Q)	Receiving	2.54	(S)	04/13/47	27,200	(160)	1,651
3M LIBOR (Q)	Receiving	2.59	(S)	07/27/47	45,400	(272)	2,303
3M LIBOR (Q)	Receiving	2.98	(S)	02/20/48	12,422	(80)	(365)
3M LIBOR (Q)	Receiving	3.00	(S)	02/22/48	12,422	(80)	(421)
3M LIBOR (Q)	Receiving	3.02	(S)	02/23/48	12,422	(81)	(465)
						(1,829)	15,040

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
ARS/USD	BNP	04/03/19	ARS	451,842	10,710	(23)
ARS/USD	GSC	04/03/19	ARS	228,068	5,406	39
ARS/USD	HSB	04/03/19	ARS	968,297	22,951	144
JPY/USD	JPM	01/04/19	JPY	1,210,000	11,041	263
MXN/EUR	CIT	04/29/19	EUR	(41,536)	(48,061)	(173)
MXN/EUR	DUB	06/14/19	EUR	(62,624)	(72,752)	1,871
USD/AUD	CIT	01/09/19	AUD	(486)	(342)	2
USD/AUD	JPM	01/11/19	AUD	(11,535)	(8,130)	18
USD/AUD	JPM	01/14/19	AUD	(23,071)	(16,261)	127
USD/AUD	CIT	01/15/19	AUD	(10,245)	(7,221)	66
USD/AUD	JPM	01/15/19	AUD	(29,340)	(20,680)	219
USD/AUD	JPM	01/22/19	AUD	(66,486)	(46,869)	606
USD/AUD	CIT	02/01/19	AUD	(486)	(342)	3
USD/AUD	CIT	02/13/19	AUD	(10,245)	(7,225)	37
USD/AUD	JPM	02/13/19	AUD	(11,535)	(8,135)	47
USD/AUD	JPM	02/15/19	AUD	(29,340)	(20,692)	718
USD/AUD	JPM	02/19/19	AUD	(881)	(621)	20
USD/AUD	JPM	02/20/19	AUD	(749)	(528)	21
USD/AUD	CIT	02/21/19	AUD	(7,784)	(5,490)	194
USD/AUD	CIT	03/13/19	AUD	(10,281)	(7,254)	175
USD/EUR	DUB	01/07/19	EUR	(33)	(37)	1
USD/EUR	UBS	01/09/19	EUR	(1,041)	(1,194)	17
USD/EUR	HSB	01/11/19	EUR	(786)	(901)	8
USD/EUR	JPM	01/11/19	EUR	(29,755)	(34,111)	198
USD/EUR	BOA	01/15/19	EUR	(4,279)	(4,907)	84
USD/EUR	DUB	01/15/19	EUR	(411)	(472)	8
USD/EUR	BOA	01/16/19	EUR	(134)	(153)	2
USD/EUR	DUB	01/22/19	EUR	(8,367)	(9,601)	96
USD/EUR	GSC	01/22/19	EUR	(16)	(18)	—
USD/EUR	UBS	01/22/19	EUR	(13,784)	(15,817)	163
USD/EUR	JPM	01/23/19	EUR	(17,230)	(19,774)	139
USD/EUR	DUB	01/24/19	EUR	(10,433)	(11,974)	97
USD/EUR	HSB	01/25/19	EUR	(874)	(1,003)	6
USD/EUR	JPM	01/25/19	EUR	(5,997)	(6,884)	47
USD/EUR	BOA	01/28/19	EUR	(11,414)	(13,105)	17
USD/EUR	CIT	01/29/19	EUR	(12,058)	(13,846)	44
USD/EUR	GSC	01/29/19	EUR	(13,004)	(14,932)	27
USD/EUR	BOA	01/30/19	EUR	(11,414)	(13,107)	(50)
USD/EUR	SCB	01/30/19	EUR	(389)	(447)	(2)
USD/EUR	BCL	01/31/19	EUR	(13,039)	(14,974)	(2)
USD/EUR	DUB	01/31/19	EUR	(4,393)	(5,045)	(4)
USD/EUR	HSB	01/31/19	EUR	(123)	(141)	—
USD/EUR	JPM	01/31/19	EUR	(786)	(903)	(1)
USD/EUR	CIT	02/01/19	EUR	(3,036)	(3,487)	(4)
USD/EUR	JPM	02/05/19	EUR	(3,372)	(3,874)	(1)
USD/EUR	JPM	02/11/19	EUR	(7,867)	(9,042)	(33)
USD/EUR	JPM	02/15/19	EUR	(3,431)	(3,945)	(45)
USD/EUR	BOA	02/19/19	EUR	(6,778)	(7,796)	(71)
USD/EUR	DUB	02/19/19	EUR	(26,998)	(31,053)	(312)
USD/EUR	GSC	02/19/19	EUR	(48)	(55)	—
USD/EUR	JPM	02/19/19	EUR	(54,614)	(62,816)	(709)
USD/EUR	JPM	02/20/19	EUR	(29,762)	(34,234)	6
USD/EUR	GSC	02/21/19	EUR	(16)	(18)	—
USD/EUR	JPM	02/21/19	EUR	(5,997)	(6,899)	15
USD/EUR	UBS	02/21/19	EUR	(13,784)	(15,856)	32
USD/EUR	BCL	02/28/19	EUR	(6,519)	(7,504)	(30)
USD/EUR	DUB	02/28/19	EUR	(4,394)	(5,058)	(50)
USD/EUR	GSC	02/28/19	EUR	(22,219)	(25,574)	(217)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/EUR	SCB	02/28/19	EUR	(397)	(457)	(4)
USD/EUR	BOA	03/04/19	EUR	(1,277)	(1,470)	(6)
USD/EUR	JPM	03/04/19	EUR	(6,100)	(7,023)	(18)
USD/EUR	BOA	03/06/19	EUR	(5,060)	(5,827)	(19)
USD/EUR	DUB	03/06/19	EUR	(33)	(38)	—
USD/EUR	UBS	03/06/19	EUR	(1,041)	(1,199)	(3)
USD/EUR	DUB	03/12/19	EUR	(411)	(474)	(1)
USD/EUR	CIT	03/13/19	EUR	(3,701)	(4,264)	(20)
USD/EUR	JPM	03/14/19	EUR	(3,372)	(3,885)	(27)
USD/EUR	BOA	03/18/19	EUR	(3,389)	(3,907)	(55)
USD/EUR	GSC	03/21/19	EUR	(16)	(18)	—
USD/EUR	BCL	03/28/19	EUR	(6,519)	(7,522)	(69)
USD/JPY	DUB	01/04/19	JPY	(65,069)	(594)	(15)
USD/JPY	JPM	01/04/19	JPY	(7,090,000)	(64,692)	(1,900)
USD/JPY	JPM	01/09/19	JPY	(1,166,800)	(10,651)	(343)
USD/JPY	BCL	01/11/19	JPY	(607,460)	(5,546)	(23)
USD/JPY	GSC	01/11/19	JPY	(234,818)	(2,144)	(10)
USD/JPY	HSB	01/11/19	JPY	(1,623,100)	(14,818)	(370)
USD/JPY	JPM	01/11/19	JPY	(1,631,800)	(14,898)	(72)
USD/JPY	HSB	01/15/19	JPY	(646,940)	(5,908)	(159)
USD/JPY	JPM	01/16/19	JPY	(565,220)	(5,162)	33
USD/JPY	BCL	01/17/19	JPY	(1,691,280)	(15,448)	(195)
USD/JPY	HSB	01/18/19	JPY	(700,015)	(6,395)	(213)
USD/JPY	BCL	01/22/19	JPY	(646,022)	(5,903)	(104)
USD/JPY	BCL	01/24/19	JPY	(312,130)	(2,853)	35
USD/JPY	DUB	01/24/19	JPY	(410,300)	(3,750)	33
USD/JPY	CIT	01/25/19	JPY	(465,783)	(4,257)	67
USD/JPY	JPM	01/25/19	JPY	(718,000)	(6,563)	98
USD/JPY	SCB	02/01/19	JPY	(926,730)	(8,475)	(194)
USD/JPY	JPM	02/12/19	JPY	(928,860)	(8,502)	204
USD/JPY	BCL	02/13/19	JPY	(474,193)	(4,341)	(103)
USD/JPY	CIT	02/13/19	JPY	(614,829)	(5,628)	(152)
USD/JPY	CIT	02/14/19	JPY	(1,007,359)	(9,222)	287
USD/JPY	CIT	02/15/19	JPY	(389,130)	(3,562)	150
USD/JPY	JPM	02/15/19	JPY	(1,371,355)	(12,555)	(16)
USD/JPY	GSC	02/19/19	JPY	(2,351,829)	(21,537)	(615)
USD/JPY	BOA	02/20/19	JPY	(260,882)	(2,389)	(56)
USD/JPY	BOA	02/21/19	JPY	(65,796)	(603)	(15)
USD/JPY	CIT	02/21/19	JPY	(32,949)	(302)	1
USD/JPY	BCL	02/28/19	JPY	(2,215,438)	(20,301)	(664)
USD/JPY	BCL	03/11/19	JPY	(926,850)	(8,501)	(208)
USD/JPY	CIT	03/11/19	JPY	(1,199,210)	(11,000)	(274)
USD/JPY	HSB	03/11/19	JPY	(5,133,253)	(47,084)	(1,218)
USD/JPY	DUB	03/12/19	JPY	(214,200)	(1,965)	(53)
USD/JPY	BCL	03/14/19	JPY	(1,983,808)	(18,201)	(536)
USD/JPY	BOA	03/18/19	JPY	(260,882)	(2,394)	(82)
USD/JPY	CIT	03/18/19	JPY	(32,948)	(302)	(10)
USD/JPY	DUB	03/18/19	JPY	(809,330)	(7,428)	(249)
USD/JPY	GSC	03/18/19	JPY	(2,352,253)	(21,590)	(715)
USD/JPY	HSB	03/18/19	JPY	(700,015)	(6,425)	(216)
USD/JPY	CIT	03/20/19	JPY	(601,130)	(5,518)	(87)
USD/JPY	CIT	03/26/19	JPY	(816,260)	(7,498)	(143)
USD/JPY	DUB	03/26/19	JPY	(1,216,573)	(11,175)	(211)
USD/JPY	HSB	03/26/19	JPY	(3,680,691)	(33,809)	(682)
USD/JPY	CIT	04/15/19	JPY	(614,829)	(5,658)	(103)
USD/JPY	DUB	04/15/19	JPY	(810,500)	(7,458)	(141)
USD/JPY	GSC	04/18/19	JPY	(2,351,829)	(21,647)	(362)
USD/JPY	HSB	04/22/19	JPY	(66,028)	(608)	(10)
USD/JPY	JPM	04/22/19	JPY	(372,560)	(3,430)	(67)
USD/JPY	JPM	04/23/19	JPY	(2,612,338)	(24,055)	(452)
USD/JPY	GSC	04/25/19	JPY	(3,676,462)	(33,859)	(554)
USD/JPY	BCL	04/26/19	JPY	(414,600)	(3,819)	(61)
USD/JPY	DUB	04/30/19	JPY	(65,734)	(606)	(11)
USD/JPY	CIT	05/07/19	JPY	(725,210)	(6,686)	(148)
USD/JPY	BCL	05/20/19	JPY	(646,022)	(5,962)	(197)
USD/JPY	BOA	05/21/19	JPY	(65,975)	(609)	(16)
USD/KRW	CIT	02/25/19	KRW	(3,245,680)	(2,914)	(29)
USD/KRW	CIT	03/20/19	KRW	(5,848,500)	(5,256)	(50)
USD/KRW	CIT	05/21/19	KRW	(1,012,500)	(912)	(11)
USD/KRW	DUB	05/29/19	KRW	(45,176,000)	(40,722)	(453)
USD/KRW	GSC	06/07/19	KRW	(23,982,000)	(21,626)	38
					(1,292,852)	(7,994)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Franklin Templeton Income Fund *
EQUITY LINKED STRUCTURED NOTES 9.4%
Consumer Discretionary 1.8%
Merrill Lynch International & Co.
(General Motors Co.) (a)	600	20,137
Wells Fargo & Co.
(Target Corp.) (a)	170	11,257
(Ford Motor Co.) (a)	1,000	7,818
		39,212
Energy 0.4%
Other Securities		9,244
Financials 1.2%
Royal Bank of Canada
(Comcast Corp.) (a)	530	17,629
(Alphabet Inc.) (a)	7	7,405
		25,034
Industrials 1.2%
Deutsche Bank AG
(Union Pacific Corp.) (a)	187	25,693
Information Technology 3.9%
Citigroup Global Markets Holdings Inc.
(Texas Instruments Inc.) (a)	210	20,114
Royal Bank of Canada
(Apple Inc.) (a)	130	20,689
UBS AG
(Microsoft Corp.) (a)	230	22,807
Wells Fargo & Co.
(Intel Corp.) (a)	450	21,482
		85,092
Materials 0.9%
UBS AG
(DowDuPont Inc.) (a)	350	19,066
Total Equity Linked Structured Notes (cost $244,523)		203,341
COMMON STOCKS 36.3%
Communication Services 1.8%
Verizon Communications Inc.	555	31,202
Other Securities		7,117
		38,319
Consumer Discretionary 1.7%
Ford Motor Co. (b)	1,327	10,153
Target Corp. (b)	250	16,522
Other Securities		9,761
		36,436
Consumer Staples 3.6%
Coca-Cola Co.	300	14,205
PepsiCo Inc.	187	20,649
Procter & Gamble Co.	215	19,763
Other Securities		23,330
		77,947
Energy 4.9%
Chevron Corp.	170	18,494
Exxon Mobil Corp.	200	13,638
Royal Dutch Shell Plc - Class A - ADR	425	24,765
Other Securities		48,553
		105,450
Financials 5.9%
Bank of America Corp.	700	17,248
JPMorgan Chase & Co.	250	24,405
MetLife Inc.	398	16,334
Wells Fargo & Co.	1,000	46,080
Other Securities		23,855
		127,922
Health Care 6.0%
AstraZeneca Plc	355	26,644
Johnson & Johnson	100	12,905
Medtronic Plc	215	19,556
Merck & Co. Inc.	548	41,896
Pfizer Inc.	623	27,198
		128,199
	Shares/Par[1]	Value ($)
Industrials 1.0%
Other Securities		21,332
Information Technology 1.9%
Microsoft Corp.	118	12,006
Other Securities		28,683
		40,689
Materials 2.7%
BASF SE	325	22,808
DowDuPont Inc.	203	10,830
Rio Tinto Plc - ADR (b)	500	24,240
		57,878
Real Estate 0.5%
Other Securities		10,002
Utilities 6.3%
Dominion Energy Inc.	509	36,345
Duke Energy Corp.	246	21,264
Sempra Energy	300	32,457
Southern Co.	867	38,061
Other Securities		8,376
		136,503
Total Common Stocks (cost $772,508)		780,677
PREFERRED STOCKS 0.0%
Financials 0.0%
Federal National Mortgage Association, 5.38%, (callable at 105,000 beginning 02/13/19) (c) (d) (e) (f)	-	1,050
Total Preferred Stocks (cost $4,100)		1,050
CORPORATE BONDS AND NOTES 36.2%
Communication Services 5.9%
DISH DBS Corp.
5.88%, 07/15/22	9,500	8,702
5.00%, 03/15/23	11,000	9,060
5.88%, 11/15/24	4,800	3,863
Netflix Inc.
4.38%, 11/15/26 (b)	5,000	4,566
4.88%, 04/15/28	9,000	8,213
Sprint Capital Corp.
6.90%, 05/01/19	5,000	5,035
Sprint Corp.
7.88%, 09/15/23	9,400	9,644
7.13%, 06/15/24	5,500	5,442
7.63%, 03/01/26	10,000	9,983
Sprint Nextel Corp.
7.00%, 08/15/20	5,000	5,113
11.50%, 11/15/21 (b)	7,500	8,507
6.00%, 11/15/22	4,200	4,126
Sprint Spectrum Co. LLC
5.15%, 03/20/28 (a)	6,500	6,395
Univision Communications Inc.
5.13%, 05/15/23 (a)	15,000	13,474
Other Securities		25,704
		127,827
Consumer Discretionary 2.0%
Ford Motor Co.
4.35%, 12/08/26 (b)	7,500	6,683
Other Securities		36,380
		43,063
Consumer Staples 1.0%
Other Securities		21,607
Energy 6.3%
Bill Barrett Corp.
7.00%, 10/15/22 (b)	8,000	7,293
8.75%, 06/15/25	7,500	7,183
Chesapeake Energy Corp.
5.69%, (3M USD LIBOR + 3.25%), 04/15/19 (g)	1,700	1,685
6.13%, 02/15/21 (b)	15,000	14,281
4.88%, 04/15/22 (b)	5,500	4,791
7.00%, 10/01/24 (b)	6,000	5,196
8.00%, 01/15/25 (b)	17,500	15,483
5.50%, 09/15/26 (f)	2,500	2,019
7.50%, 10/01/26	5,000	4,275

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
8.00%, 06/15/27 (b)	12,200	10,268
Weatherford International Ltd.
5.13%, 09/15/20	6,400	4,971
7.75%, 06/15/21 (b)	10,925	8,201
5.88%, 07/01/21 (b) (f)	11,675	7,463
4.50%, 04/15/22 (b)	11,000	6,387
8.25%, 06/15/23 (b)	9,900	5,977
9.88%, 02/15/24 (b)	7,500	4,634
Other Securities		24,940
		135,047
Financials 6.9%
Bank of America Corp.
5.20%, (callable at 100 beginning 06/01/23) (b) (e)	2,100	2,025
6.10%, (callable at 100 beginning 03/17/25) (e)	4,000	3,960
6.25%, (callable at 100 beginning 09/05/24) (e)	2,500	2,462
3.42%, 12/20/28	7,500	7,027
Bayer Capital Corp. BV
5.63%, 11/22/19, EUR (a) (f)	15,000	12,894
Bayer US Finance II LLC
4.25%, 12/15/25 (a)	7,000	6,834
Citigroup Inc.
5.90%, (callable at 100 beginning 02/15/23) (b) (e)	6,500	6,046
5.95%, (callable at 100 beginning 08/15/20) (e)	8,000	7,732
5.95%, (callable at 100 beginning 01/30/23) (b) (e)	7,000	6,362
6.30%, (callable at 100 beginning 05/15/24) (e)	10,000	9,215
4.13%, 07/25/28	7,500	7,035
JPMorgan Chase & Co.
5.00%, (callable at 100 beginning 07/01/19) (e)	12,000	11,621
5.15%, (callable at 100 beginning 05/01/23) (e)	2,000	1,905
5.99%, (callable at 100 beginning 04/30/19) (e)	4,157	4,115
6.10%, (callable at 100 beginning 10/01/24) (e)	10,000	9,950
Wells Fargo & Co.
5.90%, (callable at 100 beginning 06/15/24) (e)	3,900	3,716
Other Securities		45,573
		148,472
Health Care 8.9%
Community Health Systems Inc.
6.25%, 03/31/23	25,000	22,741
Endo Finance Co.
5.75%, 01/15/22 (a)	9,900	8,242
Endo Finance LLC
6.00%, 07/15/23 (a)	7,000	5,335
Mallinckrodt International Finance SA
4.88%, 04/15/20 (a)	4,500	4,358
5.75%, 08/01/22 (a) (b)	17,000	14,608
5.63%, 10/15/23 (a) (b)	4,100	3,115
Tenet Healthcare Corp.
4.38%, 10/01/21	9,500	9,198
8.13%, 04/01/22	19,000	19,026
6.75%, 06/15/23 (b)	20,000	18,775
5.13%, 05/01/25 (b)	1,200	1,120
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (a)	2,200	2,212
5.50%, 03/01/23 (a)	6,500	5,936
5.88%, 05/15/23 (a)	13,000	11,992
7.00%, 03/15/24 (a)	3,400	3,444
6.13%, 04/15/25 (a)	4,700	4,085
5.50%, 11/01/25 (a)	3,500	3,271
9.00%, 12/15/25 (a)	2,500	2,493
Other Securities		51,829
		191,780
Industrials 0.8%
Other Securities		17,380
Information Technology 0.4%
Other Securities		7,905
Materials 1.7%
BWAY Holding Co.
5.50%, 04/15/24 (a)	5,000	4,708
7.25%, 04/15/25 (a) (b)	11,000	9,901
	Shares/Par[1]	Value ($)
DowDuPont Inc.
4.49%, 11/15/25	12,000	12,366
Other Securities		10,836
		37,811
Real Estate 0.6%
Other Securities		12,078
Utilities 1.7%
Calpine Corp.
5.38%, 01/15/23	15,000	14,051
5.75%, 01/15/25 (b)	6,500	5,935
Dynegy Inc.
7.38%, 11/01/22	15,500	16,000
Other Securities		978
		36,964
Total Corporate Bonds And Notes (cost $829,327)		779,934
SENIOR LOAN INTERESTS 3.8%
Communication Services 0.4%
Other Securities		8,343
Consumer Discretionary 1.5%
Other Securities		31,427
Energy 0.1%
Other Securities		2,902
Health Care 0.5%
Other Securities		9,879
Industrials 0.4%
Other Securities		9,058
Information Technology 0.7%
Other Securities		15,413
Utilities 0.2%
Other Securities		3,850
Total Senior Loan Interests (cost $86,597)		80,872
GOVERNMENT AND AGENCY OBLIGATIONS 7.9%
U.S. Treasury Securities 7.9%
U.S. Treasury Note
1.00%, 06/30/19	20,000	19,850
2.25%, 03/31/20	30,000	29,878
2.50%, 05/31/20	20,000	19,981
2.50%, 06/30/20	20,000	19,981
2.38%, 03/15/21	20,000	19,947
2.75%, 04/30/23	20,000	20,206
2.75%, 05/31/23	20,000	20,222
2.88%, 05/31/25	20,000	20,350
Total Government And Agency Obligations (cost $169,662)		170,415
OTHER EQUITY INTERESTS 0.0%
Other Securities		1
Total Other Equity Interests (cost $0)		1
SHORT TERM INVESTMENTS 12.3%
Investment Companies 5.8%
JNL Government Money Market Fund - Institutional Class, 2.31% (h) (i)	123,539	123,539
Securities Lending Collateral 6.5%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (h) (i)	140,314	140,314
Total Short Term Investments (cost $263,853)		263,853
Total Investments 105.9% (cost $2,370,570)		2,280,143
Other Assets and Liabilities, Net (5.9)%		(127,535)
Total Net Assets 100.0%		2,152,608

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $413,172 and 19.2%, respectively.

(b) All or portion of the security was on loan.

(c) Non-income producing security.

(d) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(e) Perpetual security. Next contractual call date presented, if applicable.

(f) Convertible security.

(g) Security has a variable rate. Interest rates reset periodically. Rate stated was in

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(h) Investment in affiliate.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
General Motors Co. Escrow	04/25/10	—	1	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Franklin Templeton International Small Cap Fund
COMMON STOCKS 95.4%
Belgium 1.8%
Barco NV	29	3,303
Ontex Group NV (a)	324	6,651
		9,954
Bermuda 7.2%
Arch Capital Group Ltd. (b)	418	11,180
Axis Capital Holdings Ltd.	33	1,720
Liberty Latin America Ltd. - Class A (b)	620	8,972
Liberty Latin America Ltd. - Class C (a) (b)	251	3,661
RenaissanceRe Holdings Ltd.	108	14,480
		40,013
Brazil 1.2%
Camil Alimentos SA	1,642	2,986
Grendene SA	799	1,691
M Dias Branco SA	187	2,069
		6,746
Canada 8.5%
Badger Daylighting Ltd. (a)	130	3,076
Canaccord Genuity Group Inc.	536	2,266
Canada Goose Holdings Inc. (a) (b)	26	1,125
Canadian Western Bank	130	2,487
Fairfax Financial Holdings Ltd.	31	13,791
Fairfax India Holdings Corp. (b)	1,287	16,897
Gran Tierra Energy Inc. (b)	540	1,180
Mullen Group Ltd	191	1,713
North West Co. Inc.	95	2,186
Russel Metals Inc.	61	949
ShawCor Ltd. (a)	126	1,532
		47,202
China 3.3%
58.Com Inc. - Class A - ADR (b)	242	13,103
China ZhengTong Auto Services Holdings Ltd. (a)	2,280	1,362
Hollysys Automation Technologies Ltd.	144	2,516
Shanghai Haohai Biological Technology Co. Ltd. - Class H	245	1,226
		18,207
Denmark 5.3%
ISS A/S (a)	470	13,180
Matas A/S	34	299
Nilfisk Holding A/S (b)	89	3,137
Scandinavian Tobacco Group A/S (a)	1,060	12,772
		29,388
Finland 2.5%
Amer Sports Oyj - Class A	127	5,595
Huhtamaki Oyj - Class I	117	3,651
Outotec Oyj (b)	178	629
Uponor Oyj (a)	382	3,785
		13,660
France 4.4%
Beneteau SA	55	724
Elior (a)	1,029	15,391
Elis SA	413	6,883
Maisons Du Monde SA	58	1,121
		24,119
Germany 2.6%
Gerresheimer AG	52	3,427
Jenoptik AG	91	2,382
Rational AG	6	3,432
Stabilus SA	35	2,210
Zooplus AG (b)	23	3,210
		14,661
Greece 0.8%
Diana Shipping Inc. (b)	1,398	4,445
Hong Kong 5.6%
Goodbaby International Holdings Ltd.	5,702	1,793
Greatview Aseptic Packaging Co. Ltd.	3,225	1,747
Hang Lung Group Ltd.	5,365	13,661
PAX Global Technology Ltd. (a)	3,808	1,379
	Shares/Par[1]	Value ($)
Techtronic Industries Co.	799	4,258
Value Partners Group Ltd.	3,408	2,367
VTech Holdings Ltd.	279	2,304
Xtep International Holdings Ltd.	5,983	3,247
		30,756
India 0.5%
DCB Bank Ltd.	580	1,405
Dewan Housing Finance Corp. Ltd.	293	1,044
Welspun India Ltd.	462	396
		2,845
Indonesia 0.2%
XL Axiata Tbk PT (b)	7,221	997
Ireland 4.5%
Grafton Group Plc	1,546	12,705
Green REIT Plc	2,333	3,613
Total Produce Plc	5,325	8,651
		24,969
Italy 1.8%
Azimut Holding SpA (a)	53	577
Interpump Group SpA	141	4,210
Technogym SpA	406	4,364
Tod's SpA (a)	21	1,007
		10,158
Japan 10.0%
Anicom Holdings Inc.	99	3,263
Asahi Co. Ltd.	80	1,007
Asics Corp.	242	3,081
Bandai Namco Holdings Inc.	172	7,710
BML Inc.	151	3,881
Bunka Shutter Co. Ltd.	287	1,861
Daibiru Corp.	224	2,208
Descente Ltd.	79	1,293
Dowa Holdings Co. Ltd.	74	2,195
Fuji Oil Holdings Inc.	134	4,273
Gulliver International Co. Ltd. (a)	443	1,467
Idec Corp.	128	2,170
Kobayashi Pharmaceutical Co. Ltd.	35	2,348
Meitec Corp.	85	3,426
Morita Holdings Corp.	111	1,820
N Field Co. Ltd. (a)	151	1,296
Nihon Parkerizing Co. Ltd.	148	1,712
Square Enix Holdings Co. Ltd.	48	1,309
Tadano Ltd.	170	1,540
TechnoPro Holdings Inc.	51	2,074
Tsumura & Co.	149	4,138
Zojirushi Corp. (a)	161	1,408
		55,480
Luxembourg 0.5%
Grand City Properties SA	130	2,835
Netherlands 1.9%
Aalberts Industries NV	32	1,065
Accell Group	72	1,553
Arcadis NV (a)	175	2,143
Intertrust NV	199	3,341
PostNL NV (a)	1,113	2,548
		10,650
Norway 0.1%
XXL ASA (a)	226	684
Philippines 0.0%
Vista Land & Lifescapes Inc	1,668	171
Poland 0.4%
CCC SA	37	1,925
Singapore 1.1%
Haw Par Corp. Ltd.	204	1,793
Straits Trading Co. Ltd.	2,687	4,023
		5,816
South Korea 0.9%
BNK Financial Group Inc.	311	2,040
DGB Financial Group Inc.	419	3,120
		5,160

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Spain 4.3%
Construcciones y Auxiliar de Ferrocarriles SA	82	3,418
Lar Espana Real Estate Socimi SA	1,098	9,384
Zardoya Otis SA (a)	1,579	11,236
		24,038
Sweden 4.8%
Cloetta Fazer AB - Class B	4,189	11,504
Dometic Group AB (a)	167	1,041
Duni AB	88	981
Dustin Group AB (a)	847	7,020
Granges AB	165	1,507
Tethys Oil AB	118	865
Thule Group AB (a) (c)	214	3,938
		26,856
Switzerland 3.9%
Bucher Industries AG	12	3,277
Logitech International SA (a)	54	1,695
Luxoft Holding Inc. - Class A (b)	43	1,308
Panalpina Welttransport Holding AG (a)	100	13,306
Tecan Group AG	5	1,022
Vontobel Holding AG	18	933
		21,541
Taiwan 2.4%
Chicony Electronics Co. Ltd.	1,134	2,308
Giant Manufacturing Co. Ltd.	592	2,784
King Yuan Electronics Co. Ltd.	4,439	3,360
Merida Industry Co. Ltd.	424	1,904
Tripod Technology Corp.	1,194	3,102
		13,458
United Arab Emirates 1.1%
Borr Drilling Ltd. (a) (b)	2,471	6,150
United Kingdom 13.8%
Bellway Plc	26	833
Biffa Plc (a)	3,475	8,703
Bovis Homes Group Plc	68	754

	Shares/Par[1]	Value ($)
Card Factory Plc	532	1,180
Clarkson Plc	449	10,905
De La Rue Plc	211	1,156
Greggs Plc	206	3,339
Headlam Group Plc	1,365	7,142
John Wood Group Plc	1,992	12,889
Man Group Plc	2,005	3,400
Oxford Instruments Plc	151	1,760
PageGroup Plc	1,129	6,500
RPC Group Plc	1,485	12,393
SIG Plc	1,268	1,779
Sthree Plc	1,048	3,843
		76,576
Total Common Stocks (cost $577,807)		529,460
PREFERRED STOCKS 0.3%
Brazil 0.3%
Alpargatas SA	352	1,544
Total Preferred Stocks (cost $986)		1,544
SHORT TERM INVESTMENTS 6.7%
Investment Companies 4.1%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	22,477	22,477
Securities Lending Collateral 2.6%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (d) (e)	14,593	14,593
Total Short Term Investments (cost $37,070)		37,070
Total Investments 102.4% (cost $615,863)		568,074
Other Derivative Instruments 0.0%		1
Other Assets and Liabilities, Net (2.4)%		(13,444)
Total Net Assets 100.0%		554,631

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Thule Group AB	08/26/15	3,017	3,938	0.7

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
BRL/USD	MSC	01/02/19	BRL	129	33	—
BRL/USD	MSC	01/03/19	BRL	107	28	—
DKK/USD	UBS	01/02/19	DKK	71	11	—
DKK/USD	TDB	01/03/19	DKK	35	5	—
JPY/USD	UBS	01/04/19	JPY	13,331	122	1
JPY/USD	GSC	01/08/19	JPY	1,121	10	—
					209	1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Franklin Templeton Mutual Shares Fund *
COMMON STOCKS 84.2%
Communication Services 10.6%
AT&T Inc.	393	11,219
Charter Communications Inc. - Class A (a)	69	19,758
Comcast Corp. - Class A	404	13,753
Discovery Inc. - Class C (a)	383	8,849
T-Mobile US Inc. (a)	194	12,315
Walt Disney Co.	218	23,893
Other Securities		12,761
		102,548
Consumer Discretionary 4.3%
General Motors Co.	355	11,881
Lennar Corp. - Class A	184	7,219
Newell Brands Inc.	707	13,147
Other Securities		9,174
		41,421
Consumer Staples 6.7%
Altria Group Inc.	189	9,349
British American Tobacco Plc - ADR	101	3,199
British American Tobacco Plc	368	11,765
Kroger Co.	585	16,099
Walgreens Boots Alliance Inc.	198	13,537
Other Securities		10,198
		64,147
Energy 9.4%
Anadarko Petroleum Corp.	249	10,925
Baker Hughes a GE Co. LLC - Class A	471	10,120
Kinder Morgan Inc.	910	13,998
Marathon Oil Corp.	856	12,278
Royal Dutch Shell Plc - Class A	367	10,797
Royal Dutch Shell Plc - Class A	262	7,710
Williams Cos. Inc.	503	11,100
Other Securities		13,801
		90,729
Financials 20.5%
Alleghany Corp.	30	18,604
American International Group Inc.	447	17,630
Brighthouse Financial Inc. (a)	185	5,642
Capital One Financial Corp.	159	12,001
Chubb Ltd.	114	14,727
CIT Group Inc.	219	8,389
Citigroup Inc.	287	14,919
Citizens Financial Group Inc.	534	15,881
Hartford Financial Services Group Inc.	301	13,375
JPMorgan Chase & Co.	232	22,627
MetLife Inc.	285	11,711
Voya Financial Inc.	278	11,179
Wells Fargo & Co.	416	19,189
Other Securities		12,214
		198,088
Health Care 13.2%
CVS Health Corp.	239	15,658
Eli Lilly & Co.	203	23,506
Medtronic Plc	414	37,682
Merck & Co. Inc.	328	25,044
Novartis AG - ADR	291	24,987
		126,877
Industrials 5.7%
BAE Systems Plc	1,305	7,656
General Electric Co.	1,098	8,309
Johnson Controls International Plc	374	11,080
Sensata Technologies Holding Plc (a)	350	15,693
Other Securities		12,349
		55,087
Information Technology 9.7%
Cisco Systems Inc.	463	20,086
	Shares/Par[1]	Value ($)
Cognizant Technology Solutions Corp. - Class A	240	15,260
Hewlett Packard Enterprise Co.	611	8,068
Red Hat Inc. (a)	51	8,887
Samsung Electronics Co. Ltd.	396	13,705
Symantec Corp.	745	14,078
Western Digital Corp.	211	7,797
Other Securities		6,002
		93,883
Materials 1.9%
International Paper Co.	293	11,829
Other Securities		6,921
		18,750
Real Estate 1.3%
Vornado Realty Trust	158	9,793
Other Securities		2,437
		12,230
Utilities 0.9%
Other Securities		8,421
Total Common Stocks (cost $792,732)		812,181
WARRANTS 0.0%
Other Securities		80
Total Warrants (cost $92)		80
CORPORATE BONDS AND NOTES 2.7%
Communication Services 1.4%
Frontier Communications Corp.
10.50%, 09/15/22	6,439	4,466
11.00%, 09/15/25	7,214	4,495
Other Securities		5,009
		13,970
Energy 0.3%
Other Securities		2,426
Information Technology 1.0%
Other Securities		9,967
Total Corporate Bonds And Notes (cost $34,375)		26,363
SENIOR LOAN INTERESTS 1.1%
Consumer Discretionary 0.6%
Other Securities		5,775
Financials 0.1%
Other Securities		1,078
Information Technology 0.4%
Other Securities		3,288
Total Senior Loan Interests (cost $13,467)		10,141
OTHER EQUITY INTERESTS 0.0%
Other Securities		81
Total Other Equity Interests (cost $0)		81
SHORT TERM INVESTMENTS 12.5%
Investment Companies 11.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	114,091	114,091
Treasury Securities 0.6%
U.S. Treasury Bill
2.27%, 01/02/19 (d)	3,000	3,000
2.22%, 02/14/19 (d)	3,000	2,992
		5,992
Total Short Term Investments (cost $120,082)		120,083
Total Investments 100.5% (cost $960,748)		968,929
Other Derivative Instruments 0.0%		396
Other Assets and Liabilities, Net (0.5)%		(5,052)
Total Net Assets 100.0%		964,273

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(d) The coupon rate represents the yield to maturity.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Avaya Inc. Escrow	01/24/18	—	—	—
Avaya Inc. Escrow	01/24/18	—	—	—
Avaya Inc. Escrow	01/11/18	—	—	—
Avaya Inc. Escrow	12/30/16	—	—	—
Avaya Inc. Escrow	12/26/17	—	—	—
Tribune Co. Escrow Litigation Interests	02/22/13	—	—	—
		—	—	—

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/USD	BOA	01/14/19	EUR	4,129	4,735	30
EUR/USD	HSB	01/14/19	EUR	6,541	7,502	40
GBP/USD	BOA	01/16/19	GBP	300	382	3
GBP/USD	HSB	01/16/19	GBP	906	1,156	(5)
GBP/USD	HSB	01/16/19	GBP	280	357	2
KRW/USD	HSB	01/18/19	KRW	1,807,869	1,622	18
USD/EUR	BOA	01/14/19	EUR	(25,353)	(29,073)	120
USD/EUR	HSB	01/14/19	EUR	(513)	(589)	(3)
USD/GBP	BOA	01/16/19	GBP	(24,316)	(31,032)	251
USD/KRW	HSB	01/18/19	KRW	(16,939,454)	(15,189)	(60)
					(60,129)	396

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Goldman Sachs Core Plus Bond Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 16.9%
Academic Loan Funding Trust
Series 2012-A2-1A, 3.61%, (1M USD LIBOR + 1.10%), 12/27/44 (a) (b)	5,099	5,124
ACIS CLO Ltd.
Series 2014-A-4A, 3.96%, (3M USD LIBOR + 1.42%), 05/01/26 (a) (b)	4,066	4,060
AptarGroup Inc.
Series 2018-A-FL1, 3.61%, (1M USD LIBOR + 1.15%), 02/15/24 (a) (b)	5,600	5,510
Banc of America Funding Trust
Series 2006-A2-8T2, REMIC, 5.79%, 10/25/36	23	20
Banc of America Mortgage Securities Inc.
Series 2005-2A1-H, REMIC, 4.36%, 09/25/35 (a)	167	160
Bank of America Student Loan Trust
Series 2010-A-1A, 3.29%, (3M USD LIBOR + 0.80%), 02/25/43 (a) (b)	824	827
Catamaran CLO Ltd.
Series 2013-AR-1A, 3.36%, (3M USD LIBOR + 0.85%), 01/27/28 (a) (b)	5,250	5,166
Citigroup Mortgage Loan Trust Inc.
Series 2005-1A1A-10, REMIC, 4.59%, 12/25/35 (a)	478	400
Crown Point CLO III Ltd.
Series 2015-A1AR-3A, 3.35%, (3M USD LIBOR + 0.91%), 12/31/27 (a) (b)	7,850	7,755
ECMC Group Student Loan Trust
Series 2016-A-1A, 3.86%, (1M USD LIBOR + 1.35%), 02/25/29 (a) (b)	4,013	4,089
EFS Volunteer No. 2 LLC
Series 2012-A2-1, 3.86%, (1M USD LIBOR + 1.35%), 03/25/36 (a) (b)	5,500	5,643
EFS Volunteer No. 3 LLC
Series 2012-A3-1, 3.51%, (1M USD LIBOR + 1.00%), 04/25/33 (a) (b)	3,450	3,466
Exantas Capital Corp. Ltd.
Series 2018-A-RSO6, 3.29%, (1M USD LIBOR + 0.83%), 02/15/21 (a) (b)	3,950	3,881
KREF Ltd.
Series 2018-A-FL1, 3.40%, (1M USD LIBOR + 1.10%), 04/15/23 (a) (b)	3,725	3,667
London Wall Mortgage Capital Plc
Series 2017-A-FL1, 1.74%, (3M GBP LIBOR + 0.85%), 11/15/49, GBP (a)	3,261	4,119
Madison Park Funding XXX Ltd.
Series 2018-A-30A, 3.19%, (3M USD LIBOR + 0.75%), 04/16/29 (a) (b)	7,700	7,509
Montana Higher Education Student Assistance Corp.
Series 2012-A3-1, REMIC, 3.52%, (1M USD LIBOR + 1.05%), 04/20/29 (a)	3,100	3,157
Navient Student Loan Trust
Series 2016-A-7A, 3.66%, (1M USD LIBOR + 1.15%), 12/25/28 (a) (b)	3,990	4,004
Series 2016-A-5A, 3.76%, (1M USD LIBOR + 1.25%), 12/25/28 (a) (b)	8,943	9,010
NCUA Guaranteed Notes Trust
Series 2011-A4-M1, REMIC, 3.00%, 06/12/19	1,900	1,902
Nelnet Student Loan Trust
Series 2006-A6-1, 3.10%, (3M USD LIBOR + 0.45%), 08/25/36 (a) (b)	5,450	5,316
Ripon Mortgages Plc
Series A1-1X, 1.60%, (3M GBP LIBOR + 0.80%), 02/20/22, GBP (a)	583	738
Series A2-1X, 1.69%, (3M GBP LIBOR + 0.80%), 02/20/22, GBP (a)	6,911	8,753
SLM Student Loan Trust
Series 2007-A4-7, 2.82%, (3M USD LIBOR + 0.33%), 01/25/22 (a)	1,757	1,726
Series 2007-A4-2, 2.55%, (3M USD LIBOR + 0.06%), 07/25/22 (a)	4,800	4,669
Series 2008-A4-4, 4.14%, (3M USD LIBOR + 1.65%), 07/25/22 (a)	1,625	1,645
Series 2008-A3-2, 3.24%, (3M USD LIBOR + 0.75%), 04/25/23 (a)	689	684
Series 2008-A4-8, 3.99%, (3M USD LIBOR + 1.50%), 04/25/23 (a)	1,797	1,828
	Shares/Par[1]	Value ($)
Series 2008-A4-6, 3.59%, (3M USD LIBOR + 1.10%), 07/25/23 (a)	2,546	2,563
Series 2008-A4-5, 4.19%, (3M USD LIBOR + 1.70%), 07/25/23 (a)	5,406	5,492
Series 2005-A3-4, 2.61%, (3M USD LIBOR + 0.12%), 01/25/27 (a)	3,089	3,074
Series 2003-A5A-1, 2.90%, (3M USD LIBOR + 0.11%), 12/15/32 (a) (b)	3,434	3,297
Series 2003-A5A-7A, 3.99%, (3M USD LIBOR + 1.20%), 12/15/33 (a) (b)	3,642	3,688
TPG Real Estate Finance Issuer Ltd.
Series 2018-A-FL2, 3.59%, (1M USD LIBOR + 1.13%), 11/15/37 (a) (b)	4,300	4,253
Tryon Park CLO Ltd.
Series 2013-A1SR-1A, 3.33%, (3M USD LIBOR + 0.89%), 04/16/29 (a) (b)	5,460	5,363
Warwick Finance Residential Mortgages Number One Plc
Series A-1, 1.91%, (3M GBP LIBOR + 1.00%), 09/21/49, GBP (a)	2,745	3,494
Other Securities		24,891
Total Non-U.S. Government Agency Asset-Backed Securities (cost $161,358)		160,943
CORPORATE BONDS AND NOTES 36.6%
Communication Services 5.5%
AT&T Inc.
3.00%, 06/30/22 (c)	2,400	2,341
3.60% - 4.45%, 02/17/23 - 04/01/24	2,900	2,893
3.40%, 05/15/25	4,150	3,918
5.45%, 03/01/47	500	489
Charter Communications Operating LLC
3.58%, 07/23/20	1,399	1,398
4.50%, 02/01/24	3,100	3,096
4.46% - 4.91%, 07/23/22 - 07/23/25	3,475	3,484
Comcast Corp.
3.70%, 04/15/24	3,400	3,415
3.15% - 3.38%, 08/15/25 - 02/15/28	3,562	3,438
4.15%, 10/15/28	2,975	3,023
4.25%, 10/15/30	1,825	1,851
Telefonica Emisiones SAU
5.46%, 02/16/21	3,225	3,342
4.57%, 04/27/23	1,300	1,337
Verizon Communications Inc.
4.33%, 09/21/28	7,734	7,775
5.01% - 5.25%, 03/16/37 - 04/15/49	1,963	1,980
Vodafone Group Plc
3.75%, 01/16/24	2,950	2,905
Other Securities		5,387
		52,072
Consumer Discretionary 0.9%
Apple Inc.
2.75%, 01/13/25	1,650	1,586
Other Securities		7,539
		9,125
Consumer Staples 1.7%
Anheuser-Busch InBev Worldwide Inc.
4.00%, 04/13/28	4,000	3,834
4.60%, 04/15/48	650	581
Other Securities		11,418
		15,833
Energy 5.1%
Continental Resources Inc.
4.50%, 04/15/23	4,375	4,309
4.38%, 01/15/28	250	236
EQT Midstream Partners LP
4.75%, 07/15/23	3,250	3,235
Other Securities		40,384
		48,164
Financials 12.5%
Bank of America Corp.
3.42% - 4.00%, 04/01/24 - 12/20/28	2,655	2,647
3.25%, 10/21/27	1,875	1,733
4.18%, 11/25/27	3,725	3,577
3.82%, 01/20/28 (a)	2,500	2,419

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
4.27%, 07/23/29	1,475	1,470
Bayer US Finance II LLC
3.88%, 12/15/23 (b)	1,900	1,863
4.25%, 12/15/25 (b)	3,100	3,027
BNP Paribas SA
3.50%, 03/01/23 (b)	3,650	3,554
3.38%, 01/09/25 (b)	975	916
Citibank NA
3.05%, 05/01/20	2,825	2,820
Citigroup Inc.
3.40%, 05/01/26	4,925	4,629
4.13% - 4.30%, 11/20/26 - 07/25/28	675	638
Huarong Finance II Co. Ltd.
5.00%, 11/19/25	210	204
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (d)	2,575	2,551
2.97%, 01/15/23	2,275	2,216
4.02%, 12/05/24	4,675	4,710
3.78%, 02/01/28 (a)	3,300	3,198
JPMorgan Chase Bank NA
3.51%, 01/23/29	1,850	1,752
3.88%, 07/24/38 (a)	150	137
Morgan Stanley
3.89%, (3M USD LIBOR + 1.40%), 10/24/23 (a)	1,625	1,617
3.70%, 10/23/24	3,000	2,949
3.63% - 4.00%, 04/24/24 - 01/20/27	2,925	2,900
Stadshypotek AB
1.88%, 10/02/19 (b)	4,300	4,271
Wells Fargo & Co.
3.00%, 10/23/26	3,775	3,491
Other Securities		60,126
		119,415
Health Care 3.4%
Becton Dickinson & Co.
3.68%, (3M USD LIBOR + 0.88%), 12/29/20 (a)	2,425	2,405
2.89%, 06/06/22	2,925	2,833
3.36%, 06/06/24	525	504
4.67% - 4.69%, 12/15/44 - 06/06/47	1,275	1,208
Halfmoon Parent Inc.
3.75%, 07/15/23 (b)	4,125	4,112
Other Securities		21,573
		32,635
Industrials 1.0%
Other Securities		9,345
Information Technology 2.4%
Apple Inc.
2.45%, 08/04/26	3,525	3,258
4.65%, 02/23/46	625	663
Other Securities		18,658
		22,579
Materials 1.2%
Syngenta Finance NV
3.70%, 04/24/20 (b)	2,325	2,309
3.93%, 04/23/21 (b)	2,880	2,839
4.44%, 04/24/23 (b)	1,055	1,018
Other Securities		5,459
		11,625
Real Estate 1.4%
Other Securities		13,176
Utilities 1.5%
Other Securities		14,353
Total Corporate Bonds And Notes (cost $357,451)		348,322
GOVERNMENT AND AGENCY OBLIGATIONS 53.3%
Collateralized Mortgage Obligations 0.7%
Federal Home Loan Mortgage Corp.
Series 2015-M3-DNA1, 5.81%, (1M USD LIBOR + 3.30%), 10/25/27 (a)	620	679
Interest Only, Series C45-304, 3.00%, 12/15/27 (e)	498	40
Interest Only, Series N-1103, REMIC, 1156.50%, 06/15/21 (e) (f)	-	—
	Shares/Par[1]	Value ($)
Interest Only, Series SD-4320, REMIC, 3.64%, (6.10% - (1M USD LIBOR * 1)), 07/15/39 (a) (e)	527	72
Interest Only, Series SW-3852, REMIC, 3.54%, (6.00% - (1M USD LIBOR * 1)), 05/15/41 (a) (e)	582	82
Interest Only, Series SE-4314, REMIC, 3.59%, (6.05% - (1M USD LIBOR * 1)), 03/15/44 (a) (e)	573	88
Interest Only, Series AS-4473, REMIC, 3.14%, (5.60% - (1M USD LIBOR * 1)), 05/15/45 (a) (e)	833	110
Interest Only, Series ST-4583, REMIC, 3.54%, (6.00% - (1M USD LIBOR * 1)), 05/15/46 (a) (e)	2,801	447
Federal National Mortgage Association
Series 2011-GB-52, REMIC, 5.00%, 06/25/41	765	822
Series 2011-DB-99, REMIC, 5.00%, 10/25/41	736	790
Interest Only, Series 2012-SA-5, REMIC, 3.44%, (5.95% - (1M USD LIBOR * 1)), 02/25/42 (a) (e)	645	93
Interest Only, Series 2012-SB-88, REMIC, 4.16%, (6.67% - (1M USD LIBOR * 1)), 07/25/42 (a) (e)	426	70
Series 2012-B-153, REMIC, 7.00%, 07/25/42	393	448
Series 2012-B-111, REMIC, 7.00%, 10/25/42	106	120
Interest Only, Series 2013-SA-121, REMIC, 3.59%, (6.10% - (1M USD LIBOR * 1)), 12/25/43 (a) (e)	3,440	473
Government National Mortgage Association
Interest Only, Series 2010-S-101, REMIC, 3.53%, (6.00% - (1M USD LIBOR * 1)), 08/20/40 (a) (e)	1,078	160
Interest Only, Series 2013-DS-103, REMIC, 3.68%, (6.15% - (1M USD LIBOR * 1)), 07/20/43 (a) (e)	261	39
Interest Only, Series 2013-DS-134, REMIC, 3.63%, (6.10% - (1M USD LIBOR * 1)), 09/20/43 (a) (e)	285	42
Interest Only, Series 2014-SL-132, REMIC, 3.63%, (6.10% - (1M USD LIBOR * 1)), 10/20/43 (a) (e)	1,306	157
Interest Only, Series 2014-BS-133, REMIC, 3.13%, (5.60% - (1M USD LIBOR * 1)), 09/20/44 (a) (e)	340	42
Interest Only, Series 2015-MS-110, REMIC, 3.24%, (5.71% - (1M USD LIBOR * 1)), 08/20/45 (a) (e)	1,751	211
Interest Only, Series 2015-SB-112, REMIC, 3.27%, (5.74% - (1M USD LIBOR * 1)), 08/20/45 (a) (e)	411	52
Interest Only, Series 2015-SE-123, REMIC, 3.25%, (5.72% - (1M USD LIBOR * 1)), 09/20/45 (a) (e)	426	54
Interest Only, Series 2015-SP-123, REMIC, 3.78%, (6.25% - (1M USD LIBOR * 1)), 09/20/45 (a) (e)	1,420	212
Interest Only, Series 2015-QS-144, REMIC, 3.23%, (5.70% - (1M USD LIBOR * 1)), 10/20/45 (a) (e)	334	43
Interest Only, Series 2015-SD-168, REMIC, 3.73%, (6.20% - (1M USD LIBOR * 1)), 11/20/45 (a) (e)	356	56
Interest Only, Series 2016-SM-4, REMIC, 3.18%, (5.65% - (1M USD LIBOR * 1)), 01/20/46 (a) (e)	1,325	174
Interest Only, Series 2016-S-6, REMIC, 3.18%, (5.65% - (1M USD LIBOR * 1)), 01/20/46 (a) (e)	475	61
Interest Only, Series 2015-AS-57, REMIC, 3.13%, (5.60% - (1M USD LIBOR * 1)), 04/20/45 (a) (e)	2,173	273
Interest Only, Series 2016-IA-27, REMIC, 4.00%, 06/20/45 (e)	831	121
Interest Only, Series 2015-IM-111, REMIC, 4.00%, 08/20/45 (e)	1,317	217
Interest Only, Series 2016-DI-138, REMIC, 4.00%, 10/20/46 (e)	83	14
		6,262
Mortgage-Backed Securities 32.6%
Federal Home Loan Mortgage Corp.
5.00% - 5.50%, 03/01/26 - 04/01/28	47	49
4.26%, (12M USD LIBOR + 2.20%), 01/01/37 (a)	213	225
3.00% - 5.00%, 03/01/32 - 07/01/45	4,295	4,346
4.50%, 08/01/48	7,854	8,225
Federal National Mortgage Association
5.00%, 02/01/19 - 05/01/19	6	6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
5.00% - 5.50%, 09/01/23 - 05/01/25	280	287
3.89%, (12M US Federal Reserve Cumulative Average CMT + 1.84%), 11/01/35 (a)	13	13
4.32%, (12M US Federal Reserve Cumulative Average CMT + 2.27%), 05/01/36 (a)	110	115
4.45%, (12M US Federal Reserve Cumulative Average CMT + 2.37%), 05/01/36 (a)	105	110
4.44%, (12M US Federal Reserve Cumulative Average CMT + 2.39%), 08/01/36 (a)	106	111
4.34%, (12M US Federal Reserve Cumulative Average CMT + 2.30%), 09/01/36 (a)	89	93
4.50%, 04/01/45	4,901	5,140
4.50%, 05/01/45	545	572
4.50%, 06/01/45	3,229	3,362
TBA, 4.50%, 01/15/46 (g)	85,000	87,992
3.00% - 8.00%, 04/01/30 - 09/01/48	20,932	21,424
4.50%, 07/01/47	2,538	2,646
4.50%, 07/01/47	2,921	3,046
4.00%, 01/01/48	2,362	2,422
TBA, 5.00%, 01/15/48 (g)	3,000	3,142
4.00%, 02/01/48	2,468	2,528
4.00%, 03/01/48	3,305	3,386
4.00%, 06/01/48	1,945	1,995
4.00%, 06/01/48	1,933	1,983
4.00%, 07/01/48	2,927	3,002
4.00%, 07/01/48	2,928	3,001
Government National Mortgage Association
4.00% - 6.00%, 06/15/34 - 06/20/48	7,549	7,810
4.00%, 02/20/41 - 10/20/42	43	43
4.00%, 10/20/43	2,934	3,024
4.00%, 11/20/44	1,840	1,894
4.00%, 01/20/45	10,269	10,571
4.00%, 06/20/45	4,639	4,770
TBA, 4.50%, 01/15/48 (g)	4,000	4,137
4.50%, 05/20/48	2,180	2,259
4.50%, 07/20/48	31,644	32,763
4.50%, 08/20/48	11,927	12,349
4.50%, 10/20/48	24,903	25,786
4.50%, 11/20/48	22,955	23,768
4.50%, 12/20/48	6,000	6,213
TBA, 5.00%, 01/15/49 (g)	15,000	15,602
		310,210
Municipal 1.7%
State of California
7.95%, 03/01/36	1,290	1,362
7.63%, 03/01/40	2,390	3,403
State of Illinois
5.10%, 06/01/33	2,535	2,417
6.63% - 7.35%, 02/01/35 - 07/01/35	920	1,006
Tennessee Valley Authority
3.88%, 02/15/21	3,700	3,796
Other Securities		3,966
		15,950
Sovereign 2.5%
Argentina Republic Government International Bond
5.00%, 01/15/27, EUR	3,990	3,314
5.25%, 01/15/28, EUR	360	295
2.26%, 12/31/38, EUR (h)	200	124
6.25%, 11/09/47, EUR	130	106
Hashemite Kingdom of Jordan Government Bond
2.50%, 10/30/20 (c)	5,000	4,987
Inter-American Development Bank
7.00%, 06/15/25	1,500	1,828
6.75%, 07/15/27	1,800	2,249
Israel Government AID Bond
5.50%, 09/18/23	3,700	4,157
5.50%, 12/04/23 - 04/26/24	1,800	2,038
Other Securities		4,617
		23,715
Treasury Inflation Indexed Securities 1.4%
U.S. Treasury Inflation Indexed Note
0.75%, 07/15/28 (i)	13,661	13,375
	Shares/Par[1]	Value ($)
U.S. Government Agency Obligations 2.1%
Federal Home Loan Bank
2.88%, 06/13/25 (j)	6,650	6,664
Federal National Mortgage Association
1.88%, 09/24/26 (j)	8,900	8,260
6.25%, 05/15/29 (j)	2,600	3,332
6.63%, 11/15/30 (j)	900	1,211
		19,467
U.S. Treasury Securities 12.3%
U.S. Treasury Bond
0.00%, 11/15/35 (k)	10,900	6,660
0.00%, 11/15/37 (k)	7,800	4,467
0.00%, 02/15/40 (k)	16,630	8,759
0.00%, 11/15/40 (k)	8,320	4,265
0.00%, 08/15/41 (k)	8,320	4,150
3.63%, 02/15/44 (l)	12,820	14,232
3.13%, 08/15/44	6,470	6,613
3.00%, 11/15/44	10,400	10,397
2.88%, 08/15/45	3,500	3,417
2.88%, 11/15/46 (l)	22,020	21,469
2.75%, 11/15/47	10,150	9,636
U.S. Treasury Note
1.38% - 1.63%, 07/31/20 - 04/30/21 (l)	160	157
2.25%, 02/15/27	20,400	19,813
2.88%, 08/15/28	3,300	3,352
		117,387
Total Government And Agency Obligations (cost $509,198)		506,366
OTHER EQUITY INTERESTS 0.0%
Other Securities		—
Total Other Equity Interests (cost $0)		—
COMMON STOCKS 0.0%
Consumer Discretionary 0.0%
Other Securities		—
Total Common Stocks (cost $184)		—
SHORT TERM INVESTMENTS 4.0%
Investment Companies 3.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (m) (n)	31,035	31,035
Securities Lending Collateral 0.7%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (m) (n)	6,976	6,976
Total Short Term Investments (cost $38,011)		38,011
Total Investments 110.8% (cost $1,066,202)		1,053,642
Total Forward Sales Commitments (4.3)% (proceeds $40,469)		(40,898)
Total Purchased Options 0.1% (cost $993)		1,340
Other Derivative Instruments (0.2)%		(1,442)
Other Assets and Liabilities, Net (6.4)%		(61,273)
Total Net Assets 100.0%		951,369

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $168,156 and 17.7%, respectively.

(c) All or portion of the security was on loan.

(d) Perpetual security. Next contractual call date presented, if applicable.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

(e) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(f) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(g) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $110,429.

(h) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(i) Treasury inflation indexed note, par amount is adjusted for inflation.

(j) The security is a direct debt of the agency and not collateralized by mortgages.

(k) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(l) All or a portion of the security is pledged or segregated as collateral.

(m) Investment in affiliate.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

	Shares/Par[1]	Value ($)
FORWARD SALES COMMITMENTS (4.3%)
GOVERNMENT AND AGENCY OBLIGATIONS (4.3%)
Mortgage-Backed Securities (4.3%)
Federal National Mortgage Association
TBA, 4.00%, 01/15/45 (a)	(16,000)	(16,314)
	Shares/Par[1]	Value ($)
Government National Mortgage Association
TBA, 4.00%, 01/15/47 (a)	(24,000)	(24,584)
Total Government And Agency Obligations (proceeds $40,469)		(40,898)
Total Forward Sales Commitments (4.3%) (proceeds $40,469)		(40,898)

(a) All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2018, the total proceeds for investments sold on a delayed delivery basis was $40,469.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Federal Home Loan Mortgage Corp., Series N-1103 REMIC - Interest Only, 1156.50%, 06/15/21	02/29/00	—	—	—
Federal Home Loan Mortgage Corp., Series C45-304 - Interest Only, 3.00%, 12/15/27	05/17/16	38	40	—
Federal Home Loan Mortgage Corp., Series SD-4320 REMIC - Interest Only, 3.64%, 07/15/39	12/22/16	90	72	—
Federal Home Loan Mortgage Corp., Series SW-3852 REMIC - Interest Only, 3.54%, 05/15/41	07/27/16	101	82	—
Federal Home Loan Mortgage Corp., Series SE-4314 REMIC - Interest Only, 3.59%, 03/15/44	02/19/14	104	88	—
Federal Home Loan Mortgage Corp., Series AS-4473 REMIC - Interest Only, 3.14%, 05/15/45	07/11/16	147	110	—
Federal Home Loan Mortgage Corp., Series ST-4583 REMIC - Interest Only, 3.54%, 05/15/46	09/15/16	576	447	0.1
Federal National Mortgage Association, Series 2012-SA-5 REMIC - Interest Only, 3.44%, 02/25/42	05/24/16	119	93	—
Federal National Mortgage Association, Series 2012-SB-88 REMIC - Interest Only, 4.16%, 07/25/42	07/14/16	88	70	—
Federal National Mortgage Association, Series 2013-SA-121 REMIC - Interest Only, 3.59%, 12/25/43	10/02/15	518	473	0.1
Government National Mortgage Association, Series 2010-S-101 REMIC - Interest Only, 3.53%, 08/20/40	01/06/16	210	160	—
Government National Mortgage Association, Series 2013-DS-103 REMIC - Interest Only, 3.68%, 07/20/43	10/15/15	51	39	—
Government National Mortgage Association, Series 2013-DS-134 REMIC - Interest Only, 3.63%, 09/20/43	12/01/15	53	42	—
Government National Mortgage Association, Series 2014-SL-132 REMIC - Interest Only, 3.63%, 10/20/43	05/04/16	203	157	—
Government National Mortgage Association, Series 2014-BS-133 REMIC - Interest Only, 3.13%, 09/20/44	04/10/13	57	42	—
Government National Mortgage Association, Series 2015-AS-57 REMIC - Interest Only, 3.13%, 04/20/45	10/25/16	357	273	0.1
Government National Mortgage Association, Series 2016-IA-27 REMIC - Interest Only, 4.00%, 06/20/45	07/31/17	99	121	—
Government National Mortgage Association, Series 2015-MS-110 REMIC - Interest Only, 3.24%, 08/20/45	10/07/15	331	211	—
Government National Mortgage Association, Series 2015-SB-112 REMIC - Interest Only, 3.27%, 08/20/45	07/27/17	84	52	—
Government National Mortgage Association, Series 2015-IM-111 REMIC - Interest Only, 4.00%, 08/20/45	10/26/16	192	217	0.1
Government National Mortgage Association, Series 2015-SE-123 REMIC - Interest Only, 3.25%, 09/20/45	01/15/16	85	54	—
Government National Mortgage Association, Series 2015-SP-123 REMIC - Interest Only, 3.78%, 09/20/45	07/07/16	268	212	—
Government National Mortgage Association, Series 2015-QS-144 REMIC - Interest Only, 3.23%, 10/20/45	10/29/15	70	43	—
Government National Mortgage Association, Series 2015-SD-168 REMIC - Interest Only, 3.73%, 11/20/45	09/24/15	63	56	—
Government National Mortgage Association, Series 2016-S-6 REMIC - Interest Only, 3.18%, 01/20/46	11/27/13	81	61	—
Government National Mortgage Association, Series 2016-SM-4 REMIC - Interest Only, 3.18%, 01/20/46	01/29/16	215	174	—
Government National Mortgage Association, Series 2016-DI-138 REMIC - Interest Only, 4.00%, 10/20/46	05/20/14	12	14	—
Home Interior Gift Inc.	11/14/13	184	—	—
Impac CMB Trust, Series 2004-2A-10 REMIC, 3.15%, 03/25/35	12/29/15	45	40	—
Maquinaria Especializada MXO S.A.P.I. de C.V., 0.00%, 04/13/21	12/29/15	246	—	—
Marathon Petroleum Corp., 3.80%, 04/01/28	11/30/18	577	588	0.1
Petroleos de Venezuela SA, 0.00%, 10/28/22	05/16/17	3,158	1,214	0.2
Petroleos de Venezuela SA, 0.00%, 04/12/27	07/31/17	402	206	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/21	03/12/18	14	19	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/22	07/27/18	8	9	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/27	05/16/14	12	7	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/28	12/29/15	11	12	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/28	02/16/18	11	15	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/29	02/12/18	24	38	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/30	02/16/18	33	45	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/31	02/14/18	152	212	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/32	02/16/18	25	34	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/32	10/27/14	142	93	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/35	05/05/14	8	5	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/36	02/12/18	17	15	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/36	03/12/18	16	23	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/37	02/16/18	34	45	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/37	10/29/15	112	74	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/37	02/19/14	56	37	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/37	02/16/18	62	72	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/38	05/16/14	20	14	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/38	02/15/18	71	102	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/38	02/16/18	55	76	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/39	09/01/15	321	322	0.1
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/39	11/18/15	45	32	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/39	02/16/18	11	15	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/39	08/29/14	12	7	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/40	02/12/18	86	116	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/40	05/08/14	137	213	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/41	05/09/14	60	65	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/42	10/27/16	48	30	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/43	10/19/15	66	44	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/46	02/12/18	53	81	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/57	02/12/18	19	31	—
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2A3-AR8 REMIC, 4.62%, 04/25/36	03/25/14	27	27	—
		10,592	7,381	0.8

JNL/Goldman Sachs Core Plus Bond Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
90-Day Eurodollar	(91)	June 2019		(22,295)	(1)	156
90-Day Eurodollar	(37)	September 2019		(8,991)	(1)	(13)
90-Day Eurodollar	(1,633)	December 2019		(396,273)	(41)	(1,158)
90-Day Eurodollar	(147)	December 2020		(35,647)	(13)	(195)
Euro-Bobl	161	March 2019	EUR	21,278	—	66
Euro-BTP	(24)	March 2019	EUR	(2,979)	—	(101)
Euro-Bund	99	March 2019	EUR	16,120	—	80
Euro-OAT	(98)	March 2019	EUR	(14,794)	—	18
U.S. Treasury Long Bond	59	March 2019		8,459	41	154
U.S. Treasury Note, 10-Year	412	March 2019		49,836	161	434
U.S. Treasury Note, 2-Year	632	March 2019		133,283	89	898
U.S. Treasury Note, 5-Year	577	March 2019		65,356	144	819
Ultra 10-Year U.S. Treasury Note	(157)	March 2019		(19,774)	(74)	(648)
Ultra Long Term U.S. Treasury Bond	(19)	March 2019		(3,040)	(12)	(12)
					293	498

JNL/Goldman Sachs Core Plus Bond Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
28-Day MEXIBOR (M)	Receiving	8.90	(M)	03/17/21	MXN	84,850	—	(22)
28-Day MEXIBOR (M)	Paying	7.60	(M)	06/17/20	MXN	46,925	—	(32)
28-Day MEXIBOR (M)	Paying	9.29	(M)	10/18/28	MXN	322,850	3	184
28-Day MEXIBOR (M)	Paying	9.30	(M)	10/27/28	MXN	112,725	1	76
3M Canada Bankers Acceptance (S)	Paying	2.50	(S)	03/20/21	CAD	14,580	1	52
3M Canada Bankers Acceptance (S)	Paying	2.50	(S)	03/20/24	CAD	32,060	4	231
3M EURIBOR (Q)	Receiving	(0.19)	(A)	03/18/20	EUR	440,850	—	(76)
3M EURIBOR (Q)	Paying	(0.09)	(A)	11/22/20	EUR	81,640	3	109
3M EURIBOR (Q)	Paying	(0.10)	(A)	01/16/21	EUR	43,640	1	137

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/Goldman Sachs Core Plus Bond Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M JIBAR (Q)	Paying	7.50	(Q)	09/19/20	ZAR	16,900	—	2
3M LIBOR (Q)	Receiving	2.75	(S)	03/20/21		65,380	(24)	(335)
3M LIBOR (Q)	Receiving	2.75	(S)	03/20/24		42,110	(87)	(522)
3M LIBOR (Q)	Receiving	3.25	(S)	10/27/28		1,930	(4)	(28)
3M LIBOR (Q)	Paying	2.75	(S)	12/21/27		1,950	4	35
3M LIBOR (Q)	Paying	3.00	(S)	09/20/28		3,860	8	74
3M LIBOR (Q)	Paying	3.00	(S)	03/20/29		2,430	10	44
3M LIBOR (Q)	Paying	2.75	(S)	06/16/37		4,010	6	97
3M LIBOR (Q)	Paying	3.50	(S)	11/08/48		4,320	13	221
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Paying	2.25	(S)	03/20/21	NZD	49,000	4	56
3M STIBOR (Q)	Receiving	0.05	(A)	01/16/21	SEK	365,960	—	6
3M STIBOR (Q)	Receiving	0.50	(A)	12/16/21	SEK	602,600	—	(534)
3M STIBOR (Q)	Receiving	0.50	(A)	03/20/23	SEK	168,550	—	(12)
3M STIBOR (Q)	Receiving	0.75	(A)	03/20/24	SEK	453,540	—	(62)
3M STIBOR (Q)	Receiving	1.25	(A)	03/20/29	SEK	37,110	—	(9)
6M Australian Bank Bill Short Term Rate (S)	Receiving	2.75	(S)	03/20/24	AUD	37,390	(38)	(161)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.50	(S)	03/22/28	JPY	328,810	—	(32)
6M British Bankers' Association Yen LIBOR (S)	Receiving	1.25	(S)	06/14/38	JPY	141,520	—	(22)
6M British Bankers' Association Yen LIBOR (S)	Receiving	1.00	(S)	03/20/49	JPY	824,330	—	(250)
6M EURIBOR (S)	Paying	0.35	(A)	12/16/21	EUR	75,870	18	833
6M EURIBOR (S)	Paying	0.60	(A)	09/28/22	EUR	30,700	(4)	258
6M EURIBOR (S)	Paying	0.50	(A)	03/20/23	EUR	20,960	(2)	89
6M EURIBOR (S)	Paying	0.67	(A)	08/03/23	EUR	20,620	—	188
6M EURIBOR (S)	Paying	0.50	(A)	03/20/24	EUR	87,270	11	379
6M EURIBOR (S)	Paying	1.00	(A)	03/20/29	EUR	6,550	7	46
6M EURIBOR (S)	Paying	1.50	(A)	06/19/29	EUR	5,580	6	7
6M GBP LIBOR (S)	Receiving	2.00	(S)	06/21/28	GBP	10,490	(10)	15
6M GBP LIBOR (S)	Receiving	1.90	(S)	08/03/28	GBP	8,390	(8)	(153)
6M Norway Interbank Offered Rate (S)	Paying	2.00	(A)	03/20/24	NOK	41,920	—	23
6M Swiss Franc LIBOR (S)	Receiving	1.00	(A)	12/21/27	CHF	80	—	—
6M Swiss Franc LIBOR (S)	Paying	1.05	(A)	08/07/28	CHF	13,250	(5)	175
6M WIBOR (S)	Receiving	2.55	(A)	03/21/23	PLN	32,000	(2)	(199)
6M WIBOR (S)	Receiving	3.13	(A)	12/05/28	PLN	5,340	—	(14)
BRAZIBOR (M)	Paying	0.00	(M)	01/02/20	BRL	35,822	—	60
BRAZIBOR (M)	Paying	0.00	(M)	01/04/21	BRL	16,175	—	48
Korean Won 3M Certificate of Deposit (Q)	Receiving	2.37	(Q)	08/07/28	KRW	6,236,390	—	(85)
Korean Won 3M Certificate of Deposit (Q)	Receiving	2.25	(Q)	09/20/28	KRW	4,649,220	—	(78)
Sterling Overnight Index Average Rate (A)	Receiving	1.10	(A)	08/01/23	GBP	11,770	3	(41)
Sterling Overnight Index Average Rate (A)	Receiving	1.15	(A)	12/18/28	GBP	2,150	(2)	—
							(83)	778

JNL/Goldman Sachs Core Plus Bond Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CDX.EM.30 (Q)	1.00	12/20/23	900	42	(1)	(1)
iTraxx Europe Series 30 (Q)	1.00	12/20/23	585	(4)	(1)	1
				38	(2)	—
Credit default swap agreements - sell protection[4]
CDX.NA.IG.31 (Q)	1.00	12/20/23	(38,400)	213	7	(236)

JNL/Goldman Sachs Core Plus Bond Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Interest Rate Swaptions[10]
3M LIBOR, 05/06/20	CIT	Call	2.35	05/05/20	12,300,000	72
3M LIBOR, 11/01/19	CIT	Call	3.01	11/01/19	8,700,000	314
3M LIBOR, 11/01/19	CIT	Call	3.03	11/01/19	4,800,000	179
3M LIBOR, 04/15/20	CIT	Call	2.25	04/14/20	13,200,000	65
3M LIBOR, 08/07/20	JPM	Call	2.27	08/06/20	20,000,000	119
3M LIBOR, 08/10/20	JPM	Call	2.30	08/07/20	10,500,000	66
3M LIBOR, 05/04/20	MSC	Call	2.45	05/01/20	16,400,000	109

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/Goldman Sachs Core Plus Bond Fund — OTC Purchased Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
3M LIBOR, 04/28/20	MSC	Call	2.45	04/27/20	13,700,000	90
3M LIBOR, 03/05/19	BOA	Put	2.75	03/04/19	3,400,000	38
3M LIBOR, 02/13/19	CIT	Put	2.75	02/12/19	3,400,000	23
3M LIBOR, 02/14/19	CIT	Put	2.75	02/13/19	6,300,000	62
3M LIBOR, 03/27/20	CIT	Put	2.45	03/26/20	13,700,000	86
3M LIBOR, 01/28/19	CIT	Put	2.40	01/25/19	6,300,000	3
3M LIBOR, 01/24/19	CIT	Put	2.45	01/23/19	9,900,000	5
3M LIBOR, 03/07/19	JPM	Put	2.75	03/06/19	3,200,000	36
3M LIBOR, 03/31/20	JPM	Put	2.35	03/30/20	13,200,000	73
						1,340

JNL/Goldman Sachs Core Plus Bond Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]	Value ($)
Interest Rate Swaptions[10]
3M LIBOR, 11/01/19	CIT	Call	3.10	11/01/19	3,800,000	(303)
3M LIBOR, 11/01/19	CIT	Call	3.12	11/01/19	2,100,000	(173)
3M LIBOR, 04/15/20	CIT	Call	2.32	04/14/20	2,900,000	(38)
3M LIBOR, 05/06/20	CIT	Call	2.38	05/05/20	2,700,000	(41)
3M LIBOR, 08/07/20	JPM	Call	2.38	08/06/20	4,400,000	(76)
3M LIBOR, 08/10/20	JPM	Call	2.42	08/07/20	2,300,000	(43)
3M LIBOR, 04/28/20	MSC	Call	2.50	04/27/20	3,000,000	(55)
3M LIBOR, 05/04/20	MSC	Call	2.49	05/01/20	3,600,000	(66)
3M LIBOR, 03/05/19	BOA	Put	2.80	03/04/19	1,500,000	(27)
3M LIBOR, 01/24/19	CIT	Put	2.50	01/23/19	4,400,000	(2)
3M LIBOR, 01/28/19	CIT	Put	2.45	01/25/19	2,800,000	(1)
3M LIBOR, 02/13/19	CIT	Put	2.79	02/12/19	1,500,000	(21)
3M LIBOR, 02/14/19	CIT	Put	2.80	02/13/19	2,800,000	(42)
3M LIBOR, 03/27/20	CIT	Put	2.53	03/26/20	3,000,000	(56)
3M LIBOR, 03/07/19	JPM	Put	2.79	03/06/19	1,400,000	(25)
3M LIBOR, 03/31/20	JPM	Put	2.45	03/30/20	2,900,000	(48)
						(1,017)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
ARS/USD	MSC	01/14/19	ARS	86,748	2,267	50
AUD/USD	MSC	03/20/19	AUD	10,557	7,450	(268)
AUD/EUR	MSC	03/20/19	EUR	(1,097)	(1,265)	(39)
AUD/JPY	MSC	03/20/19	JPY	(27,373)	(251)	(4)
AUD/NZD	MSC	03/20/19	NZD	(910)	(612)	(1)
BRL/USD	MSC	01/03/19	BRL	10,523	2,715	(3)
BRL/USD	MSC	01/03/19	BRL	2,424	625	5
BRL/USD	MSC	02/04/19	BRL	9,585	2,468	14
CAD/AUD	MSC	03/20/19	AUD	(345)	(243)	3
CAD/USD	MSC	03/20/19	CAD	9,164	6,731	(133)
CAD/EUR	MSC	03/20/19	EUR	(3,295)	(3,799)	(133)
CAD/JPY	MSC	03/20/19	JPY	(28,035)	(257)	(10)
CHF/EUR	MSC	03/20/19	EUR	(4,565)	(5,263)	2
CNH/USD	MSC	03/20/19	CNH	16,415	2,390	16
COP/USD	MSC	01/28/19	COP	6,035,330	1,856	(40)
CZK/EUR	MSC	03/20/19	EUR	(3,496)	(4,031)	29
EUR/CAD	MSC	03/20/19	CAD	(1,691)	(1,242)	21
EUR/CHF	MSC	03/20/19	CHF	(1,867)	(1,912)	(10)
EUR/CZK	MSC	03/20/19	CZK	(14,102)	(629)	(2)
EUR/USD	MSC	02/08/19	EUR	5,457	6,271	20
EUR/USD	MSC	03/20/19	EUR	9,076	10,466	45
EUR/GBP	MSC	03/20/19	GBP	(499)	(638)	(3)
EUR/HUF	MSC	03/20/19	HUF	(175,213)	(629)	(1)
EUR/NOK	MSC	03/20/19	NOK	(12,950)	(1,502)	28
EUR/NOK	RBC	03/20/19	NOK	(2,447)	(284)	1
EUR/PLN	MSC	03/20/19	PLN	(2,382)	(637)	(2)
EUR/RON	MSC	03/20/19	RON	(4,877)	(1,199)	(2)
EUR/SEK	MSC	03/20/19	SEK	(10,782)	(1,224)	(7)
GBP/EUR	MSC	03/20/19	EUR	(549)	(634)	(5)
GBP/EUR	MSC	03/20/19	EUR	(788)	(908)	8
GBP/USD	MSC	01/17/19	GBP	1,085	1,385	(12)
GBP/USD	MSC	01/17/19	GBP	903	1,152	11
GBP/USD	MSC	03/20/19	GBP	2,558	3,274	(4)
GBP/USD	MSC	03/20/19	GBP	1,378	1,764	4
HUF/EUR	MSC	03/20/19	EUR	(549)	(633)	3
HUF/USD	MSC	03/20/19	HUF	393,642	1,413	18
IDR/USD	MSC	01/14/19	IDR	7,574,641	526	(1)
IDR/USD	MSC	01/14/19	IDR	73,507,858	5,106	111
INR/USD	MSC	01/07/19	INR	26,252	376	3
INR/USD	MSC	01/15/19	INR	446,516	6,386	81
JPY/EUR	MSC	03/20/19	EUR	(1,631)	(1,881)	20
JPY/USD	MSC	03/20/19	JPY	558,596	5,129	144
KRW/USD	MSC	01/28/19	KRW	412,731	370	(2)
KRW/USD	MSC	01/28/19	KRW	1,150,414	1,032	3
MXN/USD	MSC	03/20/19	MXN	54,764	2,756	52
MYR/USD	MSC	01/07/19	MYR	5,793	1,402	14
MYR/USD	MSC	01/10/19	MYR	2,603	630	6
NOK/EUR	MSC	03/20/19	EUR	(6,954)	(8,019)	(140)
NOK/EUR	MSC	03/20/19	EUR	(2,950)	(3,402)	9
NOK/USD	MSC	03/20/19	NOK	2,122	246	(5)
NOK/USD	MSC	03/20/19	NOK	5,414	628	10
NZD/EUR	MSC	03/20/19	EUR	(546)	(629)	(6)
NZD/USD	MSC	03/20/19	NZD	4,591	3,085	(70)
PHP/USD	MSC	01/04/19	PHP	160,435	3,051	(6)
PHP/USD	MSC	01/04/19	PHP	67,156	1,277	10
PLN/EUR	MSC	03/20/19	EUR	(2,120)	(2,444)	6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
PLN/USD	MSC	03/20/19	PLN	2,354	630	6
RUB/USD	MSC	02/21/19	RUB	176,808	2,532	(99)
SEK/EUR	MSC	03/20/19	EUR	(3,979)	(4,587)	51
SGD/USD	MSC	03/20/19	SGD	1,631	1,199	3
TRY/USD	MSC	03/20/19	TRY	2,054	373	(1)
TRY/USD	MSC	03/20/19	TRY	5,194	942	14
TWD/USD	MSC	01/07/19	TWD	57,037	1,856	(9)
TWD/USD	MSC	01/18/19	TWD	48,541	1,582	(10)
USD/AUD	MSC	03/20/19	AUD	(5,976)	(4,218)	156
USD/BRL	MSC	01/03/19	BRL	(10,285)	(2,654)	(18)
USD/BRL	MSC	01/03/19	BRL	(2,661)	(687)	5
USD/BRL	MSC	02/04/19	BRL	(3,857)	(993)	4
USD/CAD	MSC	03/20/19	CAD	(13,040)	(9,578)	247
USD/CNH	MSC	03/20/19	CNH	(63,400)	(9,230)	(125)
USD/CNH	MSC	03/20/19	CNH	(4,269)	(622)	1
USD/COP	MSC	01/28/19	COP	(1,405,981)	(432)	3
USD/EUR	MSC	02/08/19	EUR	(13,889)	(15,960)	34
USD/EUR	MSC	03/20/19	EUR	(5,632)	(6,492)	(47)
USD/EUR	MSC	03/20/19	EUR	(1,089)	(1,256)	—
USD/GBP	MSC	01/17/19	GBP	(15,423)	(19,685)	57
USD/GBP	MSC	03/20/19	GBP	(988)	(1,265)	(11)
USD/IDR	MSC	01/14/19	IDR	(52,322,707)	(3,635)	(29)
USD/INR	MSC	01/07/19	INR	(26,252)	(376)	(1)
USD/INR	MSC	01/15/19	INR	(470,694)	(6,732)	(262)
USD/JPY	MSC	03/20/19	JPY	(664,911)	(6,104)	(143)
USD/KRW	MSC	01/28/19	KRW	(2,130,891)	(1,912)	(15)
USD/KRW	MSC	01/28/19	KRW	(692,867)	(621)	2
USD/MXN	MSC	02/07/19	MXN	(6,587)	(334)	(16)
USD/MXN	MSC	03/20/19	MXN	(49,970)	(2,515)	(34)
USD/NZD	MSC	03/20/19	NZD	(11,012)	(7,400)	102
USD/PHP	MSC	01/04/19	PHP	(227,592)	(4,328)	(22)
USD/PHP	MSC	02/04/19	PHP	(160,435)	(3,042)	7
USD/RUB	MSC	02/21/19	RUB	(117,261)	(1,679)	77
USD/SEK	MSC	03/20/19	SEK	(7,922)	(899)	(5)
USD/SGD	MSC	03/20/19	SGD	(378)	(278)	(2)
USD/TRY	MSC	03/20/19	TRY	(2,739)	(497)	(2)
USD/TRY	MSC	03/20/19	TRY	(1,374)	(249)	—
USD/TWD	MSC	01/07/19	TWD	(57,037)	(1,857)	10
USD/TWD	MSC	01/18/19	TWD	(13,720)	(447)	—
USD/ZAR	MSC	01/15/19	ZAR	(37,286)	(2,588)	(12)
USD/ZAR	MSC	03/20/19	ZAR	(3,581)	(247)	2
ZAR/USD	MSC	01/15/19	ZAR	16,344	1,134	17
ZAR/USD	MSC	03/20/19	ZAR	7,026	483	(15)
					(72,608)	(242)

JNL/Goldman Sachs Core Plus Bond Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	920	(2)	(6)	4
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	460	(1)	(3)	2
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	470	(1)	(3)	2
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	140	(1)	(1)	—
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	330	(1)	(3)	2
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	330	(1)	(3)	2
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	390	(1)	(3)	2
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	330	(1)	(3)	2
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	320	(1)	(2)	1
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	70	—	—	—
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	630	(2)	(2)	—
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	400	(1)	(1)	—
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	460	(1)	(1)	—
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	730	(1)	(2)	1
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	760	(2)	(2)	—
People's Republic of China (Q)	JPM	N/A	1.00	03/20/19	230	(1)	(1)	—
People's Republic of China (Q)	JPM	N/A	1.00	03/20/19	460	(1)	(2)	1
People's Republic of China (Q)	BOA	N/A	1.00	06/20/19	70	—	—	—
People's Republic of China (Q)	BOA	N/A	1.00	06/20/19	80	(1)	(1)	—
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	430	(2)	(3)	1
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	190	(1)	(1)	—
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	400	(2)	(5)	3
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	870	(4)	(6)	2
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	420	(2)	(3)	1
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	70	—	—	—
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	200	(1)	(1)	—
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	3,030	(13)	—	(13)
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	280	(2)	(2)	—
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	320	(1)	(1)	—
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	700	(3)	(4)	1
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	330	(1)	(2)	1
People's Republic of China (Q)	CIT	N/A	1.00	06/20/19	410	(1)	(4)	3
People's Republic of China (Q)	CIT	N/A	1.00	06/20/19	330	(1)	(5)	4
People's Republic of China (Q)	CIT	N/A	1.00	06/20/19	180	(1)	(2)	1
People's Republic of China (Q)	CIT	N/A	1.00	06/20/19	210	(1)	(1)	—
People's Republic of China (Q)	JPM	N/A	1.00	06/20/19	30	—	—	—
People's Republic of China (Q)	JPM	N/A	1.00	06/20/19	180	—	(1)	1
People's Republic of China (Q)	BOA	N/A	1.00	12/20/20	1,600	(23)	9	(32)
People's Republic of China (Q)	CIT	N/A	1.00	12/20/20	320	(5)	2	(7)
People's Republic of China (Q)	CIT	N/A	1.00	12/20/20	3,500	(52)	29	(81)
People's Republic of China (Q)	JPM	N/A	1.00	12/20/20	1,850	(27)	8	(35)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/Goldman Sachs Core Plus Bond Fund — OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
People's Republic of China (Q)	JPM	N/A	1.00	12/20/20	100	(1)	1	(2)
People's Republic of China (Q)	JPM	N/A	1.00	12/20/20	2,230	(32)	20	(52)
People's Republic of China (Q)	JPM	N/A	1.00	12/20/20	360	(5)	2	(7)
People's Republic of China (Q)	BCL	N/A	1.00	06/20/21	200	(3)	1	(4)
People's Republic of China (Q)	BCL	N/A	1.00	06/20/21	160	(3)	1	(4)
People's Republic of China (Q)	BCL	N/A	1.00	06/20/21	90	(1)	1	(2)
People's Republic of China (Q)	BCL	N/A	1.00	06/20/21	100	(2)	—	(2)
People's Republic of China (Q)	BOA	N/A	1.00	06/20/21	270	(4)	3	(7)
People's Republic of China (Q)	BOA	N/A	1.00	06/20/21	950	(16)	11	(27)
People's Republic of China (Q)	CGM	N/A	1.00	06/20/21	720	(12)	7	(19)
People's Republic of China (Q)	CIT	N/A	1.00	06/20/21	320	(5)	3	(8)
People's Republic of China (Q)	CIT	N/A	1.00	06/20/21	1,500	(24)	8	(32)
People's Republic of China (Q)	CIT	N/A	1.00	06/20/21	440	(7)	1	(8)
People's Republic of China (Q)	CIT	N/A	1.00	06/20/21	680	(11)	7	(18)
People's Republic of China (Q)	CIT	N/A	1.00	06/20/21	370	(6)	4	(10)
People's Republic of China (Q)	CIT	N/A	1.00	06/20/21	160	(3)	—	(3)
People's Republic of China (Q)	CIT	N/A	1.00	06/20/21	820	(13)	9	(22)
People's Republic of China (Q)	DUB	N/A	1.00	06/20/21	340	(6)	1	(7)
People's Republic of China (Q)	DUB	N/A	1.00	06/20/21	590	(10)	1	(11)
People's Republic of China (Q)	DUB	N/A	1.00	06/20/21	1,070	(17)	—	(17)
People's Republic of China (Q)	DUB	N/A	1.00	06/20/21	500	(9)	5	(14)
People's Republic of China (Q)	DUB	N/A	1.00	06/20/21	770	(13)	9	(22)
People's Republic of China (Q)	JPM	N/A	1.00	06/20/21	220	(4)	2	(6)
People's Republic of China (Q)	JPM	N/A	1.00	06/20/21	190	(3)	—	(3)
People's Republic of China (Q)	JPM	N/A	1.00	06/20/21	190	(3)	1	(4)
People's Republic of China (Q)	JPM	N/A	1.00	06/20/21	540	(9)	3	(12)
People's Republic of China (Q)	JPM	N/A	1.00	06/20/21	60	(1)	—	(1)
People's Republic of China (Q)	BCL	N/A	1.00	12/20/21	500	(9)	(2)	(7)
People's Republic of China (Q)	JPM	N/A	1.00	06/20/22	180	(3)	(3)	—
					38,050	(398)	64	(462)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Goldman Sachs Emerging Markets Debt Fund *
CORPORATE BONDS AND NOTES 23.3%
Argentina 1.0%
Cablevision SA
6.50%, 06/15/21	1,040	1,002
6.50%, 06/15/21 (a)	300	291
Other Securities		1,436
		2,729
Brazil 0.9%
Banco do Brasil SA
6.25%, (callable at 100 beginning 04/15/24) (b)	1,190	1,021
Petrobras Global Finance BV
5.30%, 01/27/25	499	477
6.00%, 01/27/28	356	336
Other Securities		726
		2,560
Canada 0.1%
Other Securities		291
Chile 0.3%
Other Securities		915
China 1.0%
Huarong Finance Co. Ltd.
4.50%, (callable at 100 beginning 01/24/22) (b)	400	377
Huarong Finance II Co. Ltd.
5.50%, 01/16/25	200	199
5.00%, 11/19/25	200	194
Other Securities		1,912
		2,682
Colombia 0.7%
Banco de Bogota SA
6.25%, 05/12/26 (a)	850	861
Other Securities		1,037
		1,898
Dominican Republic 0.4%
Aeropuertos Dominicanos Siglo XXI SA
6.75%, 03/30/29 (a)	1,290	1,246
Ghana 0.1%
Other Securities		250
Guatemala 1.0%
Comcel Trust
6.88%, 02/06/24 (a)	330	336
Comcel Trust via Comunicaciones Celulares SA
6.88%, 02/06/24	310	316
Other Securities		2,129
		2,781
India 1.7%
Greenko Dutch BV
5.25%, 07/24/24 (a)	330	296
Greenko Investment Co.
4.88%, 08/16/23	600	536
4.88%, 08/16/23 (a)	200	179
Reliance Industries Ltd.
3.67%, 11/30/27	250	231
3.67%, 11/30/27 (a)	910	832
Other Securities		2,554
		4,628
Indonesia 0.6%
Other Securities		1,790
Ireland 0.1%
Other Securities		304
Italy 0.5%
Wind Tre SpA
2.63%, 01/20/23, EUR (a)	500	517
2.63%, 01/20/23, EUR	200	207
5.00%, 01/20/26 (a)	680	557
		1,281
Jamaica 0.5%
Digicel Group Ltd.
8.25%, 09/30/20 (a)	300	203
	Shares/Par[1]	Value ($)
Digicel Ltd.
6.00%, 04/15/21 (c)	380	342
6.75%, 03/01/23 (a) (c)	910	719
		1,264
Japan 0.2%
Other Securities		455
Luxembourg 0.8%
Altice Financing SA
6.63%, 02/15/23	320	307
7.50%, 05/15/26 (c)	600	546
7.50%, 05/15/26 (a)	620	566
Telefonica Celular del Paraguay SA
6.75%, 12/13/22	760	768
		2,187
Malaysia 0.3%
Other Securities		838
Mexico 1.8%
Gruma SAB de CV
4.88%, 12/01/24 (a)	910	914
Mexico City Airport Trust
4.25%, 10/31/26	200	180
5.50%, 07/31/47	200	176
Other Securities		3,754
		5,024
Mongolia 0.3%
Energy Resources LLC
8.00%, (callable at 100 beginning 04/01/19) (b) (d)	746	367
8.00%, 09/30/22 (d) (e)	611	561
		928
Netherlands 0.6%
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	990	909
2.80%, 07/21/23	710	618
Other Securities		107
		1,634
Nigeria 0.3%
Zenith Bank Plc
7.38%, 05/30/22	850	843
Norway 0.2%
Other Securities		599
Paraguay 0.4%
Banco Regional SAECA
8.13%, 01/24/19 (a)	1,210	1,210
Peru 2.9%
Abengoa Transmision Sur SA
6.88%, 04/30/43 (a)	1,580	1,746
Banco de Credito del Peru
4.85%, 10/30/20, PEN (a)	5,525	1,641
Corp. Lindley SA
6.75%, 11/23/21	1,756	1,853
Other Securities		2,655
		7,895
Romania 0.1%
Other Securities		190
Russian Federation 1.3%
Credit Bank of Moscow Via CBOM Finance Plc
7.50%, 10/05/27 (e)	1,460	1,110
Sberbank of Russia Via SB Capital SA
5.50%, 02/26/24 (e)	1,270	1,270
Other Securities		1,289
		3,669
Singapore 0.1%
Other Securities		171
South Africa 1.5%
Growthpoint Properties International Pty Ltd.
5.87%, 05/02/23 (a)	1,470	1,470
Sasol Financing USA LLC
5.88%, 03/27/24	960	954

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Transnet SOC Ltd.
10.00%, 03/30/29, ZAR	16,500	1,079
Other Securities		756
		4,259
Switzerland 0.4%
Syngenta Finance NV
1.25%, 09/10/27, EUR	200	195
5.18%, 04/24/28 (a)	840	771
5.68%, 04/24/48 (a)	250	205
		1,171
Turkey 1.8%
Akbank T.A.S.
7.20%, 03/16/27	220	194
6.80%, 04/27/28	890	752
Anadolu Efes Biracilik Ve Malt Sanayii A/S
3.38%, 11/01/22	1,050	966
Coca-Cola Icecek A/S
4.22%, 09/19/24	800	749
4.22%, 09/19/24 (a)	400	375
Global Liman Isletmeleri
8.13%, 11/14/21	200	190
8.13%, 11/14/21 (a)	760	723
Turkiye Vakiflar Bankasi Tao
6.00%, 11/01/22	200	170
Other Securities		818
		4,937
Ukraine 0.4%
Metinvest BV
7.75%, 04/23/23 (a)	925	839
Other Securities		186
		1,025
United Arab Emirates 0.5%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/02/47 (a)	800	782
Ruwais Power Co. PJSC
6.00%, 08/31/36 (a)	440	479
Other Securities		254
		1,515
United Kingdom 0.2%
Standard Chartered Plc
7.50%, 08/18/32, IDR (a)	1,946,000	127
Other Securities		336
		463
United States of America 0.2%
Other Securities		661
Zambia 0.1%
Other Securities		172
Total Corporate Bonds And Notes (cost $68,604)		64,465
GOVERNMENT AND AGENCY OBLIGATIONS 57.6%
Argentina 2.1%
Argentina Bonar Bond
48.80%, (Argentina Deposit Rates Badlar + 3.25%), 03/01/20, ARS (e)	2,475	66
51.54%, (Argentina Deposit Rates Badlar + 2.00%), 04/03/22, ARS (e)	3,705	95
Argentina Boncer Inflation Indexed Note
2.50%, 07/22/21, ARS (f)	375	15
Argentina Government International Bond
2.26%, 12/31/38, EUR (g)	420	265
Argentina POM Politica Monetaria
65.51%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (e)	35,690	1,027
Argentina Republic Government International Bond
3.75%, 04/09/19, ARS (f)	11,210	422
4.50%, 06/21/19	375	373
4.50%, 02/13/20	350	315
3.38%, 01/15/23, EUR	710	638
5.00%, 01/15/27, EUR	750	623
5.88%, 01/11/28	700	499
5.25%, 01/15/28, EUR	760	622
2.50%, 12/31/38 (g)	40	22
6.25%, 11/09/47, EUR	100	82
	Shares/Par[1]	Value ($)
6.88%, 01/11/48	260	179
Other Securities		655
		5,898
Brazil 6.3%
Brazil Inflation Indexed Notas do Tesouro Nacional
6.00%, 08/15/40, BRL (f)	1,039	958
Brazil Notas do Tesouro Nacional
10.00%, 01/01/21, BRL	23,061	6,219
10.00%, 01/01/23, BRL	20,458	5,532
10.00%, 01/01/25, BRL	10,734	2,890
10.00%, 01/01/27, BRL	3,792	1,023
10.00%, 01/01/29, BRL	2,473	670
		17,292
Burundi 0.1%
Other Securities		198
Chile 2.8%
Banco Central de Chile en UF Inflation Indexed Note
3.00%, 03/01/22, CLP (h)	468,619	720
Bonos de la Tesoreria de la Republica en Pesos
4.50%, 02/28/21, CLP	115,000	169
4.50%, 03/01/26, CLP	825,000	1,208
5.00%, 03/01/35, CLP	1,320,000	1,931
Bonos Tesoreria Pesos
4.50%, 03/01/21, CLP	1,860,000	2,732
Chile Government International Bond
5.50%, 08/05/20, CLP	751,000	1,109
		7,869
Colombia 6.0%
Colombia Government International Bond
7.75%, 04/14/21, COP	1,138,000	365
4.38%, 03/21/23, COP	1,858,000	543
6.25%, 11/26/25, COP	3,535,200	1,075
Colombia TES
7.00%, 05/04/22, COP	9,848,300	3,154
10.00%, 07/24/24, COP	8,768,400	3,177
7.50%, 08/26/26, COP	2,898,600	941
6.00%, 04/28/28, COP	5,229,800	1,526
7.00%, 06/30/32, COP	8,508,600	2,585
Titulos de Tesoreria
11.00%, 07/24/20, COP	2,827,000	945
Titulos de Tesoreria Inflation Indexed Bond
3.50%, 03/10/21, COP (h)	6,962,905	2,231
3.50%, 05/07/25, COP (h)	20,853	7
3.30%, 03/17/27, COP (h)	513,512	163
		16,712
Czech Republic 2.0%
Czech Republic Government Bond
2.40%, 09/17/25, CZK	19,930	915
1.00%, 06/26/26, CZK	18,150	754
0.25%, 02/10/27, CZK	47,570	1,852
2.50%, 08/25/28, CZK	29,890	1,396
4.20%, 12/04/36, CZK	12,140	674
		5,591
Dominican Republic 0.9%
Dominican Republic Central Bank Note
11.00%, 09/15/23, DOP (a)	2,190	44
Dominican Republic Government International Bond
10.50%, 04/07/23, DOP	2,700	54
11.38%, 07/06/29, DOP	3,000	61
12.00%, 03/05/32, DOP	58,600	1,212
Dominican Republic International Bond
8.90%, 02/15/23, DOP (a)	25,850	496
11.50%, 05/10/24, DOP	22,700	468
18.50%, 02/04/28, DOP (a)	4,900	135
		2,470
Hungary 2.7%
Hungary Government Bond
2.50%, 10/27/21, HUF	231,630	857
3.00%, 06/26/24, HUF	896,050	3,316
5.50%, 06/24/25, HUF	610,020	2,553
2.75%, 12/22/26, HUF	145,220	511

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
3.00%, 10/27/27, HUF	31,860	113
		7,350
Indonesia 2.0%
Indonesia Government Bond
8.25%, 07/15/21, IDR	32,700,000	2,311
7.00%, 05/15/27, IDR	7,241,000	470
Indonesia Treasury Bond
7.88%, 04/15/19, IDR	19,500,000	1,362
6.13%, 05/15/28, IDR	3,000	—
9.00%, 03/15/29, IDR	20,200,000	1,482
		5,625
Malaysia 5.6%
Malaysia Government Bond
3.76%, 03/15/19, MYR	2,020	489
5.73%, 07/30/19, MYR	9,920	2,432
4.38%, 11/29/19, MYR	13,820	3,371
3.89%, 07/31/20, MYR	1,050	255
4.05%, 09/30/21, MYR	1,630	398
3.96%, 09/15/25, MYR	5,570	1,343
4.39%, 04/15/26, MYR	1,390	342
3.90%, 11/30/26, MYR	2,320	552
3.90%, 11/16/27, MYR	3,310	785
4.50%, 04/15/30, MYR	4,600	1,122
4.23%, 06/30/31, MYR	2,690	636
4.74%, 03/15/46, MYR	1,810	427
Malaysia Government Investment Issue
3.56%, 04/30/19, MYR	5,550	1,344
3.74%, 08/26/21, MYR	2,840	688
4.13%, 08/15/25, MYR	1,530	371
3.99%, 10/15/25, MYR	180	43
4.07%, 09/30/26, MYR	510	122
4.25%, 09/30/30, MYR	1,890	445
4.72%, 06/15/33, MYR	640	157
4.79%, 10/31/35, MYR	1,200	290
		15,612
Mexico 2.0%
Mexico Bonos
6.50%, 06/09/22, MXN	62,188	2,972
8.00%, 12/07/23, MXN	12,821	637
10.00%, 12/05/24, MXN	7,718	417
7.75%, 05/29/31, MXN	21,202	996
8.00%, 11/07/47, MXN	8,444	388
		5,410
Nigeria 0.2%
Other Securities		477
Peru 2.1%
Peru Government International Bond
6.35%, 08/12/28, PEN (a)	2,662	830
5.94%, 02/12/29, PEN (a)	2,000	596
6.95%, 08/12/31, PEN	938	301
6.15%, 08/12/32, PEN (a)	6,320	1,913
6.90%, 08/12/37, PEN	2,245	715
6.85%, 02/12/42, PEN	4,205	1,333
6.71%, 02/12/55, PEN	718	219
		5,907
Puerto Rico 0.4%
Puerto Rico Sales Tax Financing Corp.
0.00%, 08/01/21 (i) (j) (k) (l)	10	8
0.00%, 08/01/22 (i) (j) (k) (l)	5	2
0.00%, 08/01/27 (i) (j) (k) (l)	10	5
0.00%, 08/01/28 (i) (j) (k) (l)	10	8
0.00%, 08/01/28 (i) (j) (k) (l)	50	23
0.00%, 08/01/29 (i) (j) (k) (l)	10	8
0.00%, 08/01/30 (i) (j) (k) (l)	35	27
0.00%, 08/01/31 (i) (j) (k) (l)	110	83
0.00%, 08/01/32 (i) (j) (k) (l)	30	23
0.00%, 08/01/32 (i) (j) (k) (l)	405	188
0.00%, 08/01/35 (i) (j) (k) (l)	5	2
0.00%, 08/01/36 (i) (j) (k) (l)	5	4
0.00%, 08/01/36 (i) (j) (k) (l)	45	34
0.00%, 08/01/37 (i) (j) (k) (l)	20	15
0.00%, 08/01/37 (i) (j) (k) (l)	45	21
0.00%, 08/01/37 (i) (j) (k) (l)	55	42
	Shares/Par[1]	Value ($)
0.00%, 08/01/37 (i) (j) (k) (l)	10	5
0.00%, 08/01/38 (i) (j) (k) (l)	75	35
0.00%, 08/01/38 (i) (j) (k) (l)	75	57
0.00%, 08/01/38 (i) (j) (k) (l)	60	45
0.00%, 08/01/39 (i) (j) (k) (l)	55	26
0.00%, 08/01/39 (i) (j) (k) (l)	5	2
0.00%, 08/01/39 (i) (j) (k) (l)	10	5
0.00%, 08/01/39 (i) (j) (k) (l)	15	11
0.00%, 08/01/40 (i) (j) (k) (l)	75	58
0.00%, 08/01/40 (i) (j) (k) (l)	90	70
0.00%, 08/01/41 (i) (j) (k) (l)	35	16
0.00%, 08/01/42 (i) (j) (k) (l)	40	19
0.00%, 08/01/43 (i) (j) (k) (l)	130	60
0.00%, 08/01/43 (i) (j) (k) (l)	30	14
0.00%, 08/01/46 (i) (j) (k) (l)	35	27
0.00%, 08/01/57 (i) (j) (k) (l)	60	47
		990
Russian Federation 4.1%
Russia Federal Bond
7.40%, 12/07/22, RUB	10	—
6.50%, 02/28/24, RUB	259,570	3,452
7.10%, 10/16/24, RUB	108,180	1,470
7.75%, 09/16/26, RUB	120,640	1,665
8.50%, 09/17/31, RUB	305,930	4,386
7.70%, 03/23/33, RUB	4,010	54
Russia Government Bond
6.90%, 05/23/29, RUB	19,150	245
7.25%, 05/10/34, RUB	670	9
		11,281
South Africa 6.2%
Republic of South Africa
10.50%, 12/21/26, ZAR	23,380	1,772
South Africa Government Bond
8.25%, 03/31/32, ZAR	16,947	1,059
8.88%, 02/28/35, ZAR	73,680	4,751
8.50%, 01/31/37, ZAR	103,945	6,410
9.00%, 01/31/40, ZAR	48,866	3,124
6.50%, 02/28/41, ZAR	20	1
8.75%, 01/31/44, ZAR	1,353	84
		17,201
Suriname 0.1%
Other Securities		192
Thailand 6.3%
Thailand Government Bond
3.65%, 12/17/21, THB	81,800	2,638
1.88%, 06/17/22, THB	44,260	1,352
3.63%, 06/16/23, THB	12,530	410
2.40%, 12/17/23, THB	76,400	2,373
3.85%, 12/12/25, THB	26,500	891
2.13%, 12/17/26, THB	24,380	732
3.58%, 12/17/27, THB	27,180	909
3.65%, 06/20/31, THB	109,660	3,682
3.78%, 06/25/32, THB	98,830	3,348
3.40%, 06/17/36, THB	35,720	1,151
		17,486
Turkey 4.0%
Turkey Government Bond
9.40%, 07/08/20, TRY	1,750	290
10.70%, 02/17/21, TRY	11,240	1,837
9.20%, 09/22/21, TRY	430	67
11.00%, 03/02/22, TRY	6,220	990
10.70%, 08/17/22, TRY	6,740	1,038
12.20%, 01/18/23, TRY	21,200	3,404
16.20%, 06/14/23, TRY	2,370	434
11.00%, 02/24/27, TRY	4,330	634
10.50%, 08/11/27, TRY	3,010	423
12.40%, 03/08/28, TRY	1,460	231
Turkey Government International Bond
4.88%, 10/09/26	420	372
6.00%, 03/25/27	580	545
6.13%, 10/24/28	830	773
		11,038

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
United States of America 1.0%
U.S. Treasury Note
2.63%, 12/31/25	2,840	2,847
Uruguay 0.2%
Other Securities		590
Venezuela 0.5%
Petroleos de Venezuela SA
0.00%, 10/28/22 (i) (j) (k) (l)	10,060	1,358
Total Government And Agency Obligations (cost $181,470)		159,394
CREDIT LINKED STRUCTURED NOTES 6.4%
Colombia 0.2%
Other Securities		592
Indonesia 6.2%
Deutsche Bank AG
(Indonesia Government, 7.50%, 08/15/32, Moody's rating N/A), IDR (a)	21,400,000	1,400
(Indonesia Government, 8.25%, 05/15/36, Moody's rating N/A), IDR (a)	2,000,000	138
JPMorgan Chase & Co.
(Indonesia Government, 8.75%, 05/15/31, Moody's rating N/A), IDR (a)	61,400,000	4,419
JPMorgan Chase Bank NA
(Indonesia Government, 8.38%, 09/15/26, Moody's rating N/A), IDR (a)	13,137,000	927
(Indonesia Government, 9.00%, 03/15/29, Moody's rating Baa2), IDR (a)	55,759,000	4,090
(Indonesia Government, 7.50%, 08/15/32, Moody's rating N/A), IDR (a)	11,028,000	721
Standard Chartered Plc
(Indonesia Government, 9.00%, 03/15/29, Moody's Rating Baa3), IDR (a)	10,711,000	784
(Indonesia Government, 8.75%, 05/15/31, Moody's rating N/A), IDR (a)	24,920,000	1,794
(Indonesia Government, 8.75%, 05/15/31, Moody's rating N/A), IDR (a)	37,622,000	2,725
		16,998
Total Credit Linked Structured Notes (cost $20,099)		17,590
COMMON STOCKS 0.0%
Mongolia 0.0%
Mongolian Mining Corp. (i)	1,247	25
United States of America 0.0%
Other Securities		—
Total Common Stocks (cost $41)		25
SHORT TERM INVESTMENTS 8.6%
Investment Companies 6.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (m) (n)	19,061	19,061
Securities Lending Collateral 1.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (m) (n)	3,013	3,013
	Shares/Par[1]	Value ($)
Treasury Securities 0.6%
Argentina Treasury Bill
5.20%, 07/26/19 (o)	1,712	1,669
Total Short Term Investments (cost $23,736)		23,743
Total Investments 95.9% (cost $293,950)		265,217
Other Derivative Instruments 0.2%		618
Other Assets and Liabilities, Net 3.9%		10,622
Total Net Assets 100.0%		276,457

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $52,372 and 18.9%, respectively.

(b) Perpetual security. Next contractual call date presented, if applicable.

(c) All or portion of the security was on loan.

(d) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(e) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f) Treasury inflation indexed note, par amount is not adjusted for inflation.

(g) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(h) Treasury inflation indexed note, par amount is adjusted for inflation.

(i) Non-income producing security.

(j) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.0% of the Fund’s net assets.

(k) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(l) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(m) Investment in affiliate.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(o) The coupon rate represents the yield to maturity.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Citigroup Funding Inc. - Republic of Colombia, 10.00%, 07/24/24, Moody's rating N/A	08/12/11	1,034	592	0.2
New Cotai LLC	04/18/13	—	—	—
Petroleos de Venezuela SA, 0.00%, 10/28/22	05/16/17	3,543	1,358	0.5
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/21	03/12/18	6	8	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/22	07/27/18	2	2	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/27	02/19/14	9	5	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/28	11/15/17	41	23	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/28	02/16/18	6	8	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/29	02/12/18	5	8	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/30	02/16/18	19	27	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/31	02/14/18	60	83	0.1
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/32	02/19/14	283	188	0.1
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/32	02/16/18	17	23	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/35	12/30/16	2	2	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/36	02/12/18	35	34	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/36	03/12/18	3	4	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/37	05/16/17	30	21	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/37	02/16/18	36	42	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/37	02/19/14	4	5	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/37	02/16/18	11	15	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/38	07/09/14	49	35	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/38	02/16/18	33	45	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/38	02/15/18	40	57	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/39	02/16/18	8	11	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/39	02/19/14	4	2	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/39	02/19/14	45	26	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/39	02/19/14	7	5	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/40	02/14/18	43	58	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/40	05/08/14	47	70	0.1
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/41	05/09/14	15	16	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/42	05/08/14	29	19	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/43	02/19/14	55	60	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/43	05/14/14	20	14	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/46	02/12/18	19	27	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/57	02/16/18	35	47	—
Rolta Americas LLC, 0.00%, 07/24/19	07/19/17	72	67	0.1
Samarco Mineracao SA, 0.00%, 11/01/22	02/16/17	211	227	0.1
		5,878	3,234	1.2

JNL/Goldman Sachs Emerging Markets Debt Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
90-Day Eurodollar	(23)	June 2019		(5,635)	—	39
90-Day Eurodollar	(406)	December 2019		(98,481)	(10)	(329)
90-Day Eurodollar	(40)	December 2020		(9,675)	(4)	(78)
Euro-Bobl	(2)	March 2019	EUR	(264)	—	(1)
Euro-Bund	(2)	March 2019	EUR	(324)	—	(3)
Euro-Schatz	(4)	March 2019	EUR	(447)	—	—
U.S. Treasury Long Bond	6	March 2019		857	3	19
U.S. Treasury Note, 10-Year	(110)	March 2019		(13,198)	(40)	(224)
U.S. Treasury Note, 2-Year	42	March 2019		8,856	6	62
U.S. Treasury Note, 5-Year	70	March 2019		7,915	18	113
Ultra 10-Year U.S. Treasury Note	12	March 2019		1,519	6	41
Ultra Long Term U.S. Treasury Bond	5	March 2019		793	2	10
					(19)	(351)

JNL/Goldman Sachs Emerging Markets Debt Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
28-Day MEXIBOR (M)	Receiving	8.90	(M)	03/17/21	MXN	196,675	—	(52)
28-Day MEXIBOR (M)	Receiving	5.50	(M)	03/09/22	MXN	12,960	—	23
28-Day MEXIBOR (M)	Receiving	5.66	(M)	01/24/25	MXN	27,480	—	201
28-Day MEXIBOR (M)	Receiving	7.50	(M)	03/03/27	MXN	1,490	—	4
28-Day MEXIBOR (M)	Paying	8.87	(M)	03/16/22	MXN	43,675	—	17
28-Day MEXIBOR (M)	Paying	8.93	(M)	03/13/24	MXN	100,950	—	68
28-Day MEXIBOR (M)	Paying	9.00	(M)	03/11/26	MXN	106,525	1	88
28-Day MEXIBOR (M)	Paying	7.50	(M)	06/09/27	MXN	69,490	1	(236)
28-Day MEXIBOR (M)	Paying	8.01	(M)	06/29/27	MXN	55,250	—	(47)
28-Day MEXIBOR (M)	Paying	9.30	(M)	10/27/28	MXN	251,300	3	171
28-Day MEXIBOR (M)	Paying	9.20	(M)	03/07/29	MXN	41,050	—	45
3M JIBAR (Q)	Paying	7.75	(Q)	06/19/21	ZAR	84,570	1	34
3M LIBOR (Q)	Receiving	3.25	(S)	10/27/28		4,355	(9)	(63)
3M LIBOR (Q)	Paying	3.00	(S)	09/20/28		8,330	17	124
6M BUBOR (S)	Receiving	1.75	(A)	06/19/21	HUF	467,540	—	(4)
6M BUBOR (S)	Receiving	1.66	(A)	12/28/23	HUF	238,760	—	(4)
6M BUBOR (S)	Paying	0.60	(A)	09/19/20	HUF	1,180,895	—	19
6M EURIBOR (S)	Receiving	1.00	(A)	03/20/29	EUR	360	—	(3)
6M PRIBOR (S)	Receiving	2.50	(A)	03/20/21	CZK	385,190	(7)	(155)
6M WIBOR (S)	Receiving	2.96	(A)	12/22/27	PLN	1,540	—	(18)
6M WIBOR (S)	Receiving	2.96	(A)	12/27/27	PLN	3,060	—	(35)
6M WIBOR (S)	Paying	2.00	(A)	09/19/20	PLN	43,545	—	31
6M WIBOR (S)	Paying	2.00	(A)	03/20/21	PLN	95,070	2	103

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/Goldman Sachs Emerging Markets Debt Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
7-Day China Fixing Repo Rate (Q)	Paying	0.44	(Q)	09/19/20	CNY	89,530	6	66
7-Day China Fixing Repo Rate (Q)	Paying	0.44	(Q)	12/19/20	CNY	45,910	3	33
BRAZIBOR (M)	Receiving	0.00	(M)	01/02/23	BRL	1,850	—	(22)
BRAZIBOR (M)	Receiving	0.00	(M)	01/02/25	BRL	3,825	—	(45)
BRAZIBOR (M)	Paying	0.00	(M)	01/02/19	BRL	19,200	—	24
BRAZIBOR (M)	Paying	0.00	(M)	01/02/20	BRL	113,597	—	155
BRAZIBOR (M)	Paying	0.00	(M)	01/04/21	BRL	28,980	—	95
Chilean Interbank Rate (S)	Paying	3.60	(S)	03/20/21	CLP	5,960,095	14	31
Chilean Interbank Rate (S)	Paying	4.00	(S)	12/19/21	CLP	315,825	—	6
Colombian Interbank Rate (Q)	Paying	5.00	(Q)	03/20/21	COP	34,628,425	—	49
Korean Won 3M Certificate of Deposit (Q)	Receiving	2.25	(Q)	09/20/28	KRW	10,043,380	—	(148)
Korean Won 3M Certificate of Deposit (Q)	Paying	1.75	(Q)	03/20/21	KRW	26,377,970	—	8
Mumbai Interbank Offered Rate (S)	Paying	6.75	(S)	03/20/21	INR	896,510	(2)	87
							30	650

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
ARS/USD	MSC	01/14/19	ARS	43,405	1,134	24
BRL/USD	MSC	01/03/19	BRL	23,746	6,127	(9)
BRL/USD	MSC	01/03/19	BRL	2,826	729	6
BRL/USD	MSC	02/04/19	BRL	22,723	5,851	37
CLP/USD	MSC	01/10/19	CLP	800,491	1,154	(15)
CNH/USD	MSC	03/20/19	CNH	19,208	2,797	19
COP/USD	MSC	01/28/19	COP	5,092,451	1,566	(33)
CZK/EUR	MSC	03/20/19	EUR	(6,008)	(6,928)	50
EUR/CZK	MSC	03/20/19	CZK	(16,513)	(737)	(2)
EUR/USD	MSC	03/20/19	EUR	20,179	23,266	102
EUR/HUF	MSC	03/20/19	HUF	(205,167)	(736)	(1)
EUR/PLN	MSC	03/20/19	PLN	(2,793)	(747)	(2)
HUF/EUR	MSC	03/20/19	EUR	(650)	(750)	3
HUF/USD	MSC	03/20/19	HUF	2,135,419	7,664	99
IDR/USD	MSC	01/14/19	IDR	14,889,903	1,035	(3)
IDR/USD	MSC	01/14/19	IDR	46,434,865	3,225	52
INR/USD	MSC	01/07/19	INR	30,971	443	4
INR/USD	MSC	01/15/19	INR	525,665	7,520	95
KRW/USD	MSC	01/28/19	KRW	486,921	437	(3)
KRW/USD	MSC	01/28/19	KRW	1,354,782	1,216	4
MXN/USD	MSC	02/07/19	MXN	2,309	117	5
MXN/USD	MSC	03/20/19	MXN	363,587	18,299	845
MYR/USD	MSC	01/07/19	MYR	3,731	903	7
MYR/USD	MSC	01/10/19	MYR	3,037	735	7
PHP/USD	MSC	01/04/19	PHP	143,152	2,722	(6)
PHP/USD	MSC	01/04/19	PHP	78,564	1,494	12
PLN/EUR	MSC	03/20/19	EUR	(22,390)	(25,817)	87
PLN/USD	MSC	03/20/19	PLN	2,720	728	7
RON/USD	MSC	03/20/19	RON	1,197	294	1
RUB/USD	MSC	02/21/19	RUB	406,695	5,823	(237)
SGD/USD	MSC	03/20/19	SGD	1,922	1,412	3
THB/USD	MSC	03/20/19	THB	83,058	2,556	9
TRY/USD	MSC	03/20/19	TRY	2,434	442	(1)
TRY/USD	MSC	03/20/19	TRY	12,617	2,288	245
TWD/USD	MSC	01/07/19	TWD	67,558	2,199	(10)
TWD/USD	MSC	01/18/19	TWD	53,195	1,733	(11)
USD/BRL	MSC	01/03/19	BRL	(23,497)	(6,063)	(42)
USD/BRL	MSC	01/03/19	BRL	(3,076)	(793)	6
USD/BRL	MSC	02/04/19	BRL	(7,105)	(1,830)	10
USD/CLP	MSC	01/10/19	CLP	(2,265,254)	(3,265)	82
USD/CNH	MSC	03/20/19	CNH	(75,723)	(11,023)	(148)
USD/CNH	MSC	03/20/19	CNH	(5,037)	(733)	1
USD/COP	MSC	01/28/19	COP	(9,274,643)	(2,852)	46
USD/CZK	MSC	03/20/19	CZK	(18,867)	(842)	(12)
USD/EUR	MSC	02/08/19	EUR	(1,683)	(1,935)	4
USD/HKD	MSC	01/16/19	HKD	(1,974)	(252)	—
USD/HUF	MSC	03/20/19	HUF	(163,559)	(587)	(4)
USD/IDR	MSC	01/14/19	IDR	(82,259,565)	(5,714)	(53)
USD/INR	MSC	01/07/19	INR	(30,971)	(443)	(1)
USD/INR	MSC	01/15/19	INR	(548,976)	(7,853)	(308)
USD/KRW	MSC	01/28/19	KRW	(2,432,028)	(2,182)	(17)
USD/KRW	MSC	01/28/19	KRW	(814,091)	(730)	2
USD/MXN	MSC	02/07/19	MXN	(11,253)	(570)	(27)
USD/MXN	MSC	03/20/19	MXN	(58,228)	(2,930)	(42)
USD/MYR	MSC	01/10/19	MYR	(14,230)	(3,443)	(25)
USD/PEN	MSC	01/18/19	PEN	(4,118)	(1,222)	10
USD/PHP	MSC	01/04/19	PHP	(221,715)	(4,216)	(22)
USD/PHP	MSC	02/04/19	PHP	(143,152)	(2,714)	6
USD/PLN	MSC	03/20/19	PLN	(2,976)	(796)	(6)
USD/RUB	MSC	02/21/19	RUB	(120,892)	(1,731)	72
USD/SGD	MSC	03/20/19	SGD	(436)	(320)	(2)
USD/THB	MSC	03/20/19	THB	(85,120)	(2,619)	(14)
USD/TRY	MSC	03/20/19	TRY	(4,793)	(869)	(3)
USD/TWD	MSC	01/07/19	TWD	(67,557)	(2,199)	11
USD/TWD	MSC	01/18/19	TWD	(18,757)	(611)	—
USD/ZAR	MSC	03/20/19	ZAR	(34,874)	(2,402)	75
ZAR/USD	MSC	03/20/19	ZAR	8,208	565	(17)
ZAR/USD	MSC	03/20/19	ZAR	7,970	549	7
					(2,431)	979

JNL/Goldman Sachs Emerging Markets Debt Fund — OTC Interest Rate Swap Agreements
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate[2] (%)		Expiration	Notional [1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
3M Tel Aviv Interbank Offered Rate (Q)	Paying	BOA	1.09	(A)	03/20/22	ILS	13,200	—	1
3M Tel Aviv Interbank Offered Rate (Q)	Paying	CGM	0.90	(A)	03/20/21	ILS	22,770	—	5
3M Tel Aviv Interbank Offered Rate (Q)	Paying	CGM	0.93	(A)	03/20/21	ILS	19,080	—	7
3M Tel Aviv Interbank Offered Rate (Q)	Paying	JPM	1.09	(A)	03/20/22	ILS	11,500	—	1
Bloomberg Thailand 6M Reference Rate (S)	Paying	CGM	1.55	(S)	06/15/19	THB	146,040	(9)	9
Bloomberg Thailand 6M Reference Rate (S)	Paying	CGM	2.00	(S)	12/19/20	THB	9,500	1	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/Goldman Sachs Emerging Markets Debt Fund — OTC Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate[2] (%)		Expiration	Notional [1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Bloomberg Thailand 6M Reference Rate (S)	Paying	CGM	2.00	(S)	12/19/20	THB	73,130	6	4
Bloomberg Thailand 6M Reference Rate (S)	Paying	CGM	1.90	(S)	02/04/21	THB	71,910	—	8
Bloomberg Thailand 6M Reference Rate (S)	Paying	CGM	1.82	(S)	02/15/21	THB	31,420	—	2
Bloomberg Thailand 6M Reference Rate (S)	Paying	CSI	1.83	(S)	02/16/21	THB	41,040	—	3
Bloomberg Thailand 6M Reference Rate (S)	Paying	MSC	2.00	(S)	12/19/20	THB	70,810	6	4
Chilean Interbank Rate (S)	Receiving	CGM	3.25	(S)	09/20/20	CLP	387,925	3	(4)
Colombian Interbank Rate (Q)	Paying	BOA	4.75	(Q)	06/20/20	COP	2,446,000	4	(1)
Colombian Interbank Rate (Q)	Paying	BOA	4.75	(Q)	06/20/20	COP	4,625,750	11	(4)
Colombian Interbank Rate (Q)	Paying	BOA	4.75	(Q)	06/20/20	COP	9,806,625	7	8
Colombian Interbank Rate (Q)	Paying	CGM	4.75	(Q)	06/20/20	COP	2,446,000	5	(2)
Colombian Interbank Rate (Q)	Receiving	CSI	5.11	(Q)	04/15/19	COP	6,436,410	—	(22)
Colombian Interbank Rate (Q)	Receiving	CSI	6.06	(Q)	05/02/24	COP	980,390	—	(10)
Colombian Interbank Rate (Q)	Paying	DUB	4.75	(Q)	06/20/20	COP	3,065,525	7	(3)
Colombian Interbank Rate (Q)	Receiving	JPM	5.19	(Q)	04/22/19	COP	3,198,610	—	(5)
Colombian Interbank Rate (Q)	Paying	MSC	4.75	(Q)	06/20/20	COP	2,092,050	—	3
Colombian Interbank Rate (Q)	Paying	MSC	4.75	(Q)	06/20/20	COP	3,068,925	7	(3)
Colombian Interbank Rate (Q)	Paying	MSC	6.06	(Q)	05/02/24	COP	980,390	(2)	12
								46	13

JNL/Goldman Sachs Emerging Markets Debt Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
People's Republic of China (Q)	BCL	N/A	1.00	03/20/19	540	(1)	(2)	1
People's Republic of China (Q)	BCL	N/A	1.00	03/20/19	270	(1)	(1)	—
People's Republic of China (Q)	BCL	N/A	1.00	03/20/19	170	—	(1)	1
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	230	—	(1)	1
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	560	(1)	(5)	4
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	750	(1)	(4)	3
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	810	(2)	(5)	3
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	560	(1)	(4)	3
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	560	(2)	(5)	3
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	420	(1)	(3)	2
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	660	(1)	(5)	4
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	1,320	(3)	(3)	—
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	850	(1)	(1)	—
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	130	(1)	(1)	—
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	1,120	(3)	(3)	—
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	350	—	(1)	1
People's Republic of China (Q)	CGM	N/A	1.00	03/20/19	800	(2)	(3)	1
People's Republic of China (Q)	JPM	N/A	1.00	03/20/19	490	(1)	(2)	1
People's Republic of China (Q)	JPM	N/A	1.00	03/20/19	510	(1)	(2)	1
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	150	(1)	(1)	—
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	140	(1)	(1)	—
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	1,240	(6)	(7)	1
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	520	(2)	(5)	3
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	620	(3)	(8)	5
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	750	(4)	(12)	8
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	1,130	(5)	(7)	2
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	660	(3)	(3)	—
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	1,040	(4)	(3)	(1)
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	220	(1)	(1)	—
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	3,770	(17)	—	(17)
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	920	(4)	(5)	1
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	340	(1)	(2)	1
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	560	(3)	(4)	1
People's Republic of China (Q)	CGM	N/A	1.00	06/20/19	230	(1)	(1)	—
People's Republic of China (Q)	CIT	N/A	1.00	06/20/19	410	(1)	(4)	3
People's Republic of China (Q)	JPM	N/A	1.00	12/20/19	3,520	(31)	(32)	1
People's Republic of China (Q)	BOA	N/A	1.00	12/20/20	970	(14)	14	(28)
People's Republic of China (Q)	BOA	N/A	1.00	12/20/20	2,170	(32)	24	(56)
People's Republic of China (Q)	BOA	N/A	1.00	12/20/20	550	(8)	3	(11)
People's Republic of China (Q)	CGM	N/A	1.00	12/20/20	990	(15)	12	(27)
People's Republic of China (Q)	CGM	N/A	1.00	12/20/20	740	(11)	9	(20)
People's Republic of China (Q)	CGM	N/A	1.00	12/20/20	540	(8)	4	(12)
People's Republic of China (Q)	CGM	N/A	1.00	12/20/20	90	(1)	1	(2)
People's Republic of China (Q)	CGM	N/A	1.00	12/20/20	1,770	(25)	16	(41)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/Goldman Sachs Emerging Markets Debt Fund — OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
People's Republic of China (Q)	CGM	N/A	1.00	12/20/20	950	(14)	10	(24)
People's Republic of China (Q)	CGM	N/A	1.00	12/20/20	3,080	(45)	40	(85)
People's Republic of China (Q)	CGM	N/A	1.00	12/20/20	630	(9)	3	(12)
People's Republic of China (Q)	JPM	N/A	1.00	12/20/20	760	(11)	4	(15)
People's Republic of China (Q)	JPM	N/A	1.00	12/20/20	2,720	(40)	34	(74)
People's Republic of China (Q)	JPM	N/A	1.00	12/20/20	1,130	(17)	15	(32)
People's Republic of China (Q)	JPM	N/A	1.00	12/20/20	990	(15)	12	(27)
People's Republic of China (Q)	BCL	N/A	1.00	06/20/21	330	(5)	3	(8)
People's Republic of China (Q)	CIT	N/A	1.00	06/20/21	520	(8)	—	(8)
People's Republic of China (Q)	CIT	N/A	1.00	06/20/21	220	(4)	2	(6)
People's Republic of China (Q)	CIT	N/A	1.00	06/20/21	1,710	(28)	18	(46)
People's Republic of China (Q)	DUB	N/A	1.00	06/20/21	300	(5)	—	(5)
People's Republic of China (Q)	DUB	N/A	1.00	06/20/21	1,520	(24)	16	(40)
People's Republic of China (Q)	JPM	N/A	1.00	06/20/21	510	(9)	—	(9)
People's Republic of China (Q)	CIT	N/A	1.00	06/20/22	820	(14)	(12)	(2)
People's Republic of China (Q)	JPM	N/A	1.00	06/20/22	780	(14)	(13)	(1)
People's Republic of China (Q)	JPM	N/A	1.00	06/20/22	120	(2)	(1)	(1)
					52,230	(489)	66	(555)
Credit default swap agreements - sell protection[4]
State of Qatar (Q)	BCL	0.75	1.00	06/20/23	(2,300)	25	20	5

JNL/Goldman Sachs Emerging Markets Debt Fund — OTC Non-Deliverable Bond Forward Contracts
Reference Entity[2]	Counterparty	Expiration	Notional[1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Republic of Columbia Treasury Bond, 10.00%, 07/24/24 (A)	JPM	01/14/19	COP	1,416,300	—	3
Republic of Columbia Treasury Bond, 11.00%, 07/24/20 (A)	JPM	01/14/19	COP	572,800	—	—
Republic of Columbia Treasury Bond, 7.50%, 08/26/26 (A)	DUB	02/14/19	COP	8,067,900	—	30
					—	33

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/GQG Emerging Markets Equity Fund
PARTICIPATORY NOTES 4.4%
China 4.4%
Macquarie Bank Ltd. (Shanghai International Airport Co. Ltd.)	624	4,625
Macquarie Bank Ltd. (Wuliangye Yibin Co. Ltd.)	582	4,329
Macquarie Bank Ltd. (Kweichow Moutai Co. Ltd.)	133	11,473
Total Participatory Notes (cost $25,595)		20,427
COMMON STOCKS 92.9%
Brazil 3.2%
Equatorial Energia SA	189	3,631
Itau Unibanco Holding SA - ADR	330	3,017
Transmissora Alianca de Energia Eletrica SA	488	2,970
Vale SA - ADR	384	5,069
		14,687
China 9.6%
Beijing Enterprises Holdings Ltd.	492	2,599
China Mobile Ltd.	657	6,320
China Petroleum & Chemical Corp. - Class H	6,751	4,804
China Tower Corp. Ltd. (a) (b)	58,447	11,057
PetroChina Co. Ltd. - Class H	6,279	3,896
Ping An Insurance Group Co. of China Ltd. - Class H	1,765	15,599
		44,275
Hong Kong 18.4%
AIA Group Ltd.	2,063	17,107
BOC Hong Kong Holdings Ltd.	1,215	4,501
CK Infrastructure Holdings Ltd.	1,608	12,181
CLP Holdings Ltd.	606	6,852
Guangdong Investment Ltd.	3,916	7,567
Hang Seng Bank Ltd.	515	11,492
Link REIT	1,491	15,089
MTR Corp.	1,935	10,172
		84,961
India 26.8%
Bajaj Finance Ltd.	75	2,833
HDFC Bank Ltd. - ADR	255	26,420
Housing Development Finance Corp.	1,143	32,247
Infosys Ltd. - ADR	1,138	10,836
Infosys Ltd.	968	9,145
Kotak Mahindra Bank Ltd.	512	9,211
NTPC Ltd.	1,224	2,612
Reliance Industries Ltd. - GDR (b)	162	5,162
Reliance Industries Ltd.	644	10,336
Tata Consultancy Services Ltd.	422	11,455
United Breweries Holdings Ltd.	171	3,366
		123,623
Indonesia 7.2%
Bank Central Asia Tbk PT	11,631	21,041
Bank Rakyat Indonesia Persero Tbk PT	25,825	6,595
PT Sarana Menara Nusantara Tbk	116,653	5,611
		33,247
Malaysia 0.5%
IHH Healthcare Bhd	1,954	2,547
Mexico 3.2%
America Movil SAB de CV - Class L - ADR	359	5,118
Fomento Economico Mexicano SAB de CV - ADR	85	7,292
Wal-Mart de Mexico SAB de CV	965	2,456
		14,866
Netherlands 5.9%
Heineken NV	215	19,022
Unilever NV - CVA	151	8,197
		27,219
South Korea 8.3%
Korea Gas Corp. (a)	52	2,230
KT Corp. - ADR	496	7,049
Macquarie Infrastructure Co. LLC	437	3,643
Samsung Electronics Co. Ltd. - GDR	3	2,599
Samsung Electronics Co. Ltd.	195	6,746
Samsung Fire & Marine Insurance Co. Ltd.	33	7,900
	Shares/Par[1]	Value ($)
SK Telecom Co. Ltd.	32	7,872
		38,039
Taiwan 2.3%
Chailease Holding Co. Ltd.	249	785
Taiwan Semiconductor Manufacturing Co. Ltd.	1,314	9,627
		10,412
Thailand 5.1%
Bangkok Dusit Medical Services PCL	9,272	7,068
CP ALL PCL	2,727	5,770
Electricity Generating PCL	672	5,116
Kasikornbank PCL - NVDR	936	5,339
		23,293
United Kingdom 2.4%
Coca-Cola HBC AG	352	11,029
Total Common Stocks (cost $436,302)		428,198
PREFERRED STOCKS 2.1%
Brazil 2.1%
Cia De Transmissao De ENE-PF	207	3,696
Itausa - Investimentos Itau SA	1,909	5,951
Total Preferred Stocks (cost $8,054)		9,647
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.5%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	2,195	2,195
Total Short Term Investments (cost $2,195)		2,195
Total Investments 99.9% (cost $472,146)		460,467
Other Assets and Liabilities, Net 0.1%		328
Total Net Assets 100.0%		460,795

(a) Non-income producing security.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $16,219 and 3.5%, respectively.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Harris Oakmark Global Equity Fund
COMMON STOCKS 97.9%
China 1.5%
Baidu.com - Class A - ADR (a)	79	12,604
France 5.8%
BNP Paribas SA	853	38,649
Danone SA	124	8,732
		47,381
Germany 11.2%
Allianz SE	132	26,618
Bayer AG	365	25,550
Daimler AG	730	38,506
		90,674
Japan 2.3%
Toyota Motor Corp.	328	19,041
Mexico 2.0%
Grupo Televisa SAB - ADR	1,292	16,250
Netherlands 4.0%
CNH Industrial NV	3,537	32,325
South Africa 3.5%
Naspers Ltd. - Class N	143	28,586
South Korea 1.7%
Samsung Electronics Co. Ltd.	400	13,845
Switzerland 17.3%
Cie Financiere Richemont SA	263	16,988
Credit Suisse Group AG	3,093	33,978
Glencore Plc	8,111	30,191
Julius Baer Group Ltd.	704	25,178
Kuehne & Nagel International AG	101	12,990
LafargeHolcim Ltd.	504	20,863
		140,188
Taiwan 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,797	13,164
United Kingdom 10.4%
Diageo Plc	214	7,625

Shares/Par[1]	Value ($)

Experian Plc	281	6,825
Liberty Global Plc - Class A (a)	507	10,815
Liberty Global Plc - Class C (a)	671	13,861
Reckitt Benckiser Group Plc	99	7,640
Willis Towers Watson Plc	101	15,360
WPP Plc	2,043	22,120
		84,246
United States of America 36.6%
Alphabet Inc. - Class A (a)	31	32,510
American International Group Inc.	573	22,593
Booking Holdings Inc. (a)	9	14,827
Caterpillar Inc.	75	9,487
Charter Communications Inc. - Class A (a)	111	31,615
Citigroup Inc.	368	19,176
Comcast Corp. - Class A	394	13,402
General Electric Co.	2,413	18,266
General Motors Co.	744	24,892
Halliburton Co.	653	17,365
HCA Healthcare Inc.	121	15,053
Hilton Worldwide Holdings Inc.	313	22,502
Moody's Corp.	98	13,698
Regeneron Pharmaceuticals Inc. (a)	54	20,021
Wells Fargo & Co.	478	22,039
		297,446
Total Common Stocks (cost $1,000,777)		795,750
SHORT TERM INVESTMENTS 1.7%
Investment Companies 1.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	13,545	13,545
Total Short Term Investments (cost $13,545)		13,545
Total Investments 99.6% (cost $1,014,322)		809,295
Other Derivative Instruments 0.1%		562
Other Assets and Liabilities, Net 0.3%		2,732
Total Net Assets 100.0%		812,589

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/CHF	SSB	06/19/19	CHF	(22,891)	(23,667)	562

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Heitman U.S. Focused Real Estate Fund
COMMON STOCKS 98.3%
Information Technology 2.6%
InterXion Holding NV (a)	67	3,634
Real Estate 95.7%
Alexandria Real Estate Equities Inc.	8	946
Apartment Investment & Management Co. - Class A	138	6,061
AvalonBay Communities Inc.	51	8,909
Boston Properties Inc.	64	7,238
CareTrust REIT Inc.	264	4,874
Cousins Properties Inc.	519	4,099
CubeSmart	141	4,032
CyrusOne Inc.	87	4,590
Digital Realty Trust Inc.	76	8,114
Duke Realty Corp.	185	4,788
Empire State Realty Trust Inc. - Class A	264	3,753
Equity Residential Properties Inc.	133	8,808
Extra Space Storage Inc.	57	5,192
Host Hotels & Resorts Inc.	316	5,276
Hudson Pacific Properties Inc.	129	3,736
Invitation Homes Inc.	290	5,818
Macerich Co.	74	3,192
Pebblebrook Hotel Trust	122	3,453
Physicians Realty Trust	193	3,093
ProLogis Inc.	186	10,946
Regency Centers Corp.	93	5,445
Retail Properties of America Inc. - Class A	260	2,820
Simon Property Group Inc.	70	11,810
Welltower Inc.	140	9,714
		136,707
Total Common Stocks (cost $150,585)		140,341
SHORT TERM INVESTMENTS 1.4%
Investment Companies 1.4%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	2,046	2,046
Total Short Term Investments (cost $2,046)		2,046
Total Investments 99.7% (cost $152,631)		142,387
Other Assets and Liabilities, Net 0.3%		427
Total Net Assets 100.0%		142,814

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Invesco China-India Fund
COMMON STOCKS 99.8%
China 39.4%
Alibaba Group Holding Ltd. - ADS (a)	332	45,446
Asia Cement China Holdings Corp.	516	362
Autohome Inc. - Class A - ADR (b)	99	7,776
Baoshan Iron & Steel Co. Ltd.	6,889	6,545
Changyou.com Ltd. - Class A - ADS	196	3,583
China International Travel Service Corp. Ltd.	572	5,021
China Mobile Ltd.	2,379	22,887
Ctrip.com International Ltd. - ADR (a)	182	4,918
ENN Energy Holdings Ltd.	514	4,548
Gree Electric Appliances Inc. - Class A (a)	274	1,426
Hangzhou Robam Appliances Co. Ltd. - Class A	510	1,505
Hengan International Group Co. Ltd. (b)	1,201	8,658
Huayu Automotive Systems Co. Ltd. - Class A	1,923	5,153
Pou Sheng International Holdings Ltd. (b)	27,914	5,386
Qingdao Port International Co. Ltd. (a) (c)	3,367	2,264
Qinqin Foodstuffs Group Cayman Co. Ltd. (a)	189	55
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H	13,684	11,018
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. - Class H	1,455	725
Shanghai Jinjiang International Hotels Development Co. Ltd. - Class B	1,549	3,132
Shenzhen Airport Co. Ltd.	1,471	1,669
Sinopharm Group Co. Ltd. - Class H	2,437	10,235
Sun Art Retail Group Ltd. (b)	8,317	8,479
Tencent Holdings Ltd. (d)	609	24,422
Weibo Corp. - ADR (a) (b)	141	8,218
Xiabuxiabu Catering Management China Holdings Co. Ltd. (c)	1,026	1,621
YY Inc. - Class A - ADS (a)	184	10,996
		206,048
Hong Kong 10.0%
Ajisen China Holdings Ltd.	7,982	2,231
ASM Pacific Technology Ltd.	744	7,084
Cafe de Coral Holdings Ltd.	1,098	2,661
CIMC Enric Holdings Ltd.	6,406	4,855
CK Hutchison Holdings Ltd.	772	7,410
FIH Mobile Ltd. (a) (b)	2,735	286
Goodbaby International Holdings Ltd. (b)	10,839	3,408
Microport Scientific Corp.	2,676	2,606
Minth Group Ltd.	2,452	7,924
Sa Sa International Holdings Ltd.	1,802	681
Stella International Holdings Ltd.	3,094	3,694
Towngas China Co. Ltd.	5,584	4,142
Uni-President China Holdings Ltd.	5,954	5,172
		52,154
India 47.0%
Ajanta Pharma Ltd.	45	765
Bajaj Finance Ltd.	500	18,952
Balkrishna Industries Ltd.	505	6,686
Bharat Financial Inclusion Ltd. (a)	280	4,059
Bharat Forge Ltd.	990	7,215
Britannia Industries Ltd.	300	13,406

	Shares/Par[1]	Value ($)
Cholamandalam Investment and Finance Co. Ltd.	685	12,362
Divi's Laboratories Ltd.	88	1,867
Edelweiss Financial Services Ltd.	810	2,117
Eicher Motors Ltd.	34	11,268
Future Retail Ltd. (a)	667	4,794
Godrej Consumer Products Ltd.	464	5,394
HDFC Bank Ltd.	740	22,487
Himatsingka Seide Ltd.	1,201	3,675
Hindustan Unilever Ltd.	130	3,389
Housing Development Finance Corp.	580	16,360
IndusInd Bank Ltd.	855	19,583
Infosys Ltd.	778	7,351
Jubilant Life Sciences Ltd.	685	6,983
Kansai Nerolac Paints Ltd.	1,220	8,590
Kotak Mahindra Bank Ltd.	350	6,298
Larsen & Toubro Ltd.	145	2,986
Marico Ltd.	800	4,282
Maruti Suzuki India Ltd.	120	12,840
Pidilite Industries Ltd.	220	3,492
PNB Housing Finance Ltd. (c)	509	6,709
Ramco Cements Ltd.	445	4,077
Supreme Industries Ltd.	494	8,327
Tata Consultancy Services Ltd.	400	10,856
Titan Industries Ltd.	440	5,872
Yes Bank Ltd.	1,000	2,609
		245,651
Taiwan 3.4%
Hon Hai Precision Industry Co. Ltd.	2,955	6,809
Hu Lane Associate Inc.	382	1,024
Largan Precision Co. Ltd.	39	4,086
MediaTek Inc.	759	5,645
		17,564
Total Common Stocks (cost $496,251)		521,417
SHORT TERM INVESTMENTS 1.2%
Securities Lending Collateral 1.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (e) (f)	6,194	6,194
Total Short Term Investments (cost $6,194)		6,194
Total Investments 101.0% (cost $502,445)		527,611
Other Assets and Liabilities, Net (1.0)%		(5,381)
Total Net Assets 100.0%		522,230

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $10,594 and 2.0%, respectively.

(d) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Invesco Diversified Dividend Fund
COMMON STOCKS 92.2%
Communication Services 5.7%
AT&T Inc.	504	14,381
BT Group Plc	2,176	6,629
Deutsche Telekom AG	377	6,423
		27,433
Consumer Discretionary 4.9%
Columbia Sportswear Co.	30	2,494
Darden Restaurants Inc.	25	2,483
Harley-Davidson Inc.	210	7,178
Target Corp.	91	6,004
TJX Cos. Inc.	124	5,559
		23,718
Consumer Staples 21.8%
Altria Group Inc.	86	4,227
Anheuser-Busch InBev NV	34	2,225
Campbell Soup Co. (a)	260	8,561
Coca-Cola Co.	243	11,501
Danone SA	56	3,927
General Mills Inc.	324	12,631
Heineken NV	79	7,039
Kimberly-Clark Corp.	99	11,232
Kraft Heinz Foods Co.	90	3,871
L'Oreal SA	28	6,391
Mondelez International Inc. - Class A	170	6,799
Nestle SA	71	5,780
Philip Morris International Inc.	51	3,413
Procter & Gamble Co.	124	11,375
Sysco Corp.	89	5,583
		104,555
Energy 6.3%
Baker Hughes a GE Co. LLC - Class A	197	4,236
ConocoPhillips Co.	127	7,888
Royal Dutch Shell Plc - Class B	91	2,732
Suncor Energy Inc.	240	6,709
Total SA	163	8,631
		30,196
Financials 13.6%
American Express Co.	61	5,807
Cullen/Frost Bankers Inc.	38	3,354
Federated Investors Inc. - Class B	165	4,375
Fifth Third Bancorp	162	3,811
Hartford Financial Services Group Inc.	286	12,699
KeyCorp	191	2,820
M&T Bank Corp.	69	9,879
PNC Financial Services Group Inc.	43	5,046
Travelers Cos. Inc.	86	10,283
Zions Bancorp	182	7,418
		65,492
Health Care 8.5%
Bayer AG	80	5,625
Bristol-Myers Squibb Co.	153	7,950
Eli Lilly & Co.	87	10,118
	Shares/Par[1]	Value ($)
Johnson & Johnson	50	6,411
Merck & Co. Inc.	111	8,482
Stryker Corp.	15	2,390
		40,976
Industrials 8.6%
ABB Ltd.	264	5,051
Cummins Inc.	32	4,209
Emerson Electric Co.	43	2,553
Flowserve Corp.	225	8,550
General Dynamics Corp.	33	5,240
nVent Electric Plc	31	699
Pentair Plc	71	2,696
Raytheon Co.	14	2,129
Siemens AG	45	5,085
United Parcel Service Inc. - Class B	53	5,167
		41,379
Information Technology 1.2%
Automatic Data Processing Inc.	42	5,539
Materials 3.8%
Avery Dennison Corp.	23	2,048
BASF SE	17	1,225
International Paper Co.	131	5,283
Nutrien Ltd.	79	3,711
Sonoco Products Co.	111	5,920
		18,187
Real Estate 1.0%
Weyerhaeuser Co.	221	4,834
Utilities 16.8%
American Electric Power Co. Inc.	92	6,875
Consolidated Edison Inc.	100	7,621
Dominion Energy Inc.	155	11,102
Duke Energy Corp.	80	6,940
Entergy Corp.	134	11,562
Exelon Corp.	276	12,462
PPL Corp.	358	10,127
Sempra Energy	78	8,396
SSE Plc	388	5,360
		80,445
Total Common Stocks (cost $482,463)		442,754
SHORT TERM INVESTMENTS 10.0%
Investment Companies 8.5%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	40,770	40,770
Securities Lending Collateral 1.5%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (b) (c)	7,348	7,348
Total Short Term Investments (cost $48,118)		48,118
Total Investments 102.2% (cost $530,581)		490,872
Other Derivative Instruments (0.0)%		(207)
Other Assets and Liabilities, Net (2.2)%		(10,186)
Total Net Assets 100.0%		480,479

(a) All or portion of the security was on loan.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/EUR	CIT	02/08/19	EUR	(6,134)	(7,049)	(70)
USD/EUR	GSC	02/08/19	EUR	(6,133)	(7,048)	(70)
USD/EUR	JPM	02/08/19	EUR	(6,134)	(7,049)	(67)
					(21,146)	(207)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Invesco Global Real Estate Fund *
COMMON STOCKS 98.3%
Australia 4.1%
Goodman Group	2,042	15,274
Scentre Group	6,286	17,252
Other Securities		19,816
		52,342
Brazil 0.6%
Other Securities		7,387
Canada 1.8%
Other Securities		22,826
Chile 0.1%
Other Securities		1,090
China 2.0%
Other Securities		26,076
France 0.8%
Other Securities		10,623
Germany 4.7%
Aroundtown SA	1,334	11,069
Deutsche Wohnen SE	385	17,723
LEG Immobilien AG	85	8,855
Vonovia SE	514	23,383
		61,030
Hong Kong 10.9%
China Jinmao Holdings Group Ltd.	7,610	3,399
China Overseas Land & Investment Ltd.	3,896	13,384
China Resources Land Ltd.	2,258	8,637
CK Asset Holdings Ltd.	3,244	23,506
Link REIT	2,496	25,250
New World Development Ltd.	11,313	14,904
Sun Hung Kai Properties Ltd.	930	13,260
Other Securities		38,099
		140,439
India 0.2%
Other Securities		2,148
Indonesia 0.3%
Other Securities		3,383
Ireland 0.3%
Other Securities		3,986
Japan 10.3%
Japan Real Estate Investment Corp.	2	8,633
Mitsubishi Estate Co. Ltd.	1,001	15,734
Mitsui Fudosan Co. Ltd.	831	18,326
Sumitomo Realty & Development Co. Ltd.	368	13,462
Other Securities		75,977
		132,132
Luxembourg 0.9%
Grand City Properties SA	515	11,205
Malaysia 0.3%
Other Securities		4,208
Malta 0.0%
Other Securities		4
Mexico 0.4%
Other Securities		5,328
Netherlands 1.4%
Unibail-Rodamco SE	115	17,834
Philippines 0.8%
Other Securities		10,624
Singapore 2.6%
Other Securities		33,074
South Africa 0.9%
Other Securities		12,063
	Shares/Par[1]	Value ($)
Spain 0.9%
Other Securities		11,426
Sweden 1.7%
Other Securities		21,341
Switzerland 0.7%
Swiss Prime Site AG	110	8,955
Thailand 0.6%
Other Securities		7,339
Turkey 0.0%
Other Securities		612
United Arab Emirates 0.1%
Other Securities		1,505
United Kingdom 3.8%
Segro Plc	1,243	9,349
Other Securities		39,648
		48,997
United States of America 47.1%
Alexandria Real Estate Equities Inc.	104	11,988
American Campus Communities Inc.	277	11,479
AvalonBay Communities Inc.	169	29,365
Boston Properties Inc.	222	24,979
Digital Realty Trust Inc.	108	11,546
Equinix Inc.	33	11,508
Equity Residential Properties Inc.	327	21,598
Essex Property Trust Inc.	56	13,828
Extra Space Storage Inc.	158	14,291
Federal Realty Investment Trust	92	10,834
HCP Inc.	425	11,877
Healthcare Realty Trust Inc.	633	17,995
Hilton Worldwide Holdings Inc.	143	10,287
Hudson Pacific Properties Inc.	479	13,920
Invitation Homes Inc.	743	14,912
Kilroy Realty Corp.	189	11,872
Liberty Property Trust	216	9,061
Mid-America Apartment Communities Inc.	225	21,505
National Retail Properties Inc.	294	14,252
Park Hotels & Resorts Inc.	441	11,452
ProLogis Inc.	672	39,472
Public Storage	139	28,140
Realty Income Corp.	283	17,868
Retail Opportunity Investments Corp.	940	14,933
Simon Property Group Inc.	238	40,013
Sun Communities Inc.	114	11,597
Ventas Inc.	195	11,406
VICI Properties Inc.	610	11,447
Washington REIT	432	9,931
Welltower Inc.	189	13,109
Other Securities		109,163
		605,628
Total Common Stocks (cost $1,330,458)		1,263,605
SHORT TERM INVESTMENTS 1.4%
Investment Companies 1.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (a) (b)	15,739	15,739
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (a) (b)	1,722	1,722
Total Short Term Investments (cost $17,461)		17,461
Total Investments 99.7% (cost $1,347,919)		1,281,066
Other Derivative Instruments (0.0)%		(5)
Other Assets and Liabilities, Net 0.3%		4,389
Total Net Assets 100.0%		1,285,450

(a) Investment in affiliate.

(b) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/HKD	SSB	01/02/19	HKD	(842)	(108)	—
USD/HKD	GSC	01/03/19	HKD	(117)	(15)	—
USD/JPY	GSC	01/04/19	JPY	(19,772)	(180)	(2)
USD/JPY	GSC	01/07/19	JPY	(26,456)	(241)	(3)
USD/JPY	GSC	01/08/19	JPY	(6,244)	(57)	—
USD/PHP	SSB	01/03/19	PHP	(6,926)	(132)	—
					(733)	(5)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Invesco International Growth Fund
COMMON STOCKS 96.6%
Australia 3.6%
Amcor Ltd.	1,713	15,961
Brambles Ltd.	1,876	13,385
CSL Ltd.	56	7,356
		36,702
Brazil 3.5%
B3 SA	2,960	20,473
Banco Bradesco SA - ADR	1,619	16,009
		36,482
Canada 9.2%
Canadian National Railway Co.	210	15,584
CGI Group Inc. - Class A (a)	538	32,913
Great-West Lifeco Inc.	261	5,398
Nutrien Ltd. (b)	290	13,655
PrairieSky Royalty Ltd. (b)	974	12,617
Suncor Energy Inc.	547	15,299
		95,466
China 6.3%
Alibaba Group Holding Ltd. - ADS (a)	81	11,131
Baidu.com - Class A - ADR (a)	77	12,273
Henan Shuanghui Investment & Development Co. Ltd. - Class A	3,825	13,126
Kweichow Moutai Co. Ltd. - Class A	208	17,934
New Oriental Education & Technology Group - ADR (a)	46	2,521
Wuliangye Yibin Co. Ltd. - Class A	1,085	8,052
		65,037
Denmark 1.4%
Carlsberg A/S - Class B	140	14,859
France 8.2%
Cie Generale d'Optique Essilor International SA	105	13,340
Pernod-Ricard SA	88	14,457
Schneider Electric SE (a)	312	21,435
Vinci SA	258	21,265
Vivendi SA	598	14,580
		85,077
Germany 7.9%
Allianz SE	112	22,644
Deutsche Boerse AG	179	21,635
Deutsche Post AG	197	5,411
GEA Group AG	288	7,453
SAP SE	239	23,928
		81,071
Hong Kong 2.3%
CK Hutchison Holdings Ltd.	552	5,296
Galaxy Entertainment Group Ltd.	2,981	18,798
		24,094
Italy 3.4%
FinecoBank Banca Fineco SpA	1,006	10,170
Intesa Sanpaolo SpA	5,063	11,302
Mediobanca SpA	1,601	13,598
		35,070
Japan 8.5%
Asahi Breweries Ltd.	401	15,556
Fanuc Ltd.	115	17,464
Hoya Corp.	363	21,841
Japan Tobacco Inc. (b)	261	6,210
Kao Corp.	161	11,950
Keyence Corp.	28	14,271
		87,292
	Shares/Par[1]	Value ($)
Mexico 2.2%
Fomento Economico Mexicano SAB de CV - ADR	261	22,422
Netherlands 5.8%
ING Groep NV	1,200	12,966
Royal Dutch Shell Plc - Class B	343	10,248
Unilever NV - CVA	253	13,745
Wolters Kluwer NV	390	23,125
		60,084
Singapore 2.1%
United Overseas Bank Ltd.	1,189	21,425
South Korea 2.7%
NAVER Corp.	135	14,770
Samsung Electronics Co. Ltd.	386	13,368
		28,138
Spain 1.4%
Amadeus IT Group SA	204	14,240
Sweden 3.2%
Investor AB - Class B	783	33,322
Switzerland 6.8%
Cie Financiere Richemont SA	262	16,914
Julius Baer Group Ltd.	313	11,194
Kuehne & Nagel International AG	100	12,822
Novartis AG	251	21,565
UBS Group AG	610	7,616
		70,111
Taiwan 2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,046	22,316
Thailand 0.5%
Kasikornbank PCL - NVDR	922	5,259
Turkey 0.9%
Akbank T.A.S.	7,139	9,227
United Kingdom 9.2%
British American Tobacco Plc	454	14,519
Compass Group Plc	690	14,535
Informa Plc	1,817	14,622
Reckitt Benckiser Group Plc	238	18,305
Relx Plc	1,132	23,364
TechnipFMC Plc	487	10,010
		95,355
United States of America 5.3%
Broadcom Inc.	117	29,756
Philip Morris International Inc.	251	16,722
Yum China Holdings Inc.	258	8,634
		55,112
Total Common Stocks (cost $1,033,841)		998,161
SHORT TERM INVESTMENTS 4.8%
Investment Companies 3.4%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	35,488	35,488
Securities Lending Collateral 1.4%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	14,636	14,636
Total Short Term Investments (cost $50,124)		50,124
Total Investments 101.4% (cost $1,083,965)		1,048,285
Other Derivative Instruments (0.0)%		(27)
Other Assets and Liabilities, Net (1.4)%		(14,688)
Total Net Assets 100.0%		1,033,570

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/SEK	GSC	01/02/19	SEK	(5,838)	(659)	(11)
USD/SEK	BOA	01/03/19	SEK	(12,015)	(1,355)	(16)
					(2,014)	(27)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Invesco Small Cap Growth Fund *
COMMON STOCKS 97.3%
Communication Services 2.3%
Take-Two Interactive Software Inc. (a)	169	17,419
Other Securities		21,903
		39,322
Consumer Discretionary 12.3%
Dunkin' Brands Group Inc.	254	16,316
Five Below Inc. (a)	210	21,473
Pool Corp.	132	19,643
Texas Roadhouse Inc.	308	18,420
Other Securities		137,409
		213,261
Consumer Staples 1.8%
Lancaster Colony Corp.	106	18,691
Other Securities		12,848
		31,539
Energy 2.4%
Other Securities		41,232
Financials 9.5%
Cullen/Frost Bankers Inc.	173	15,202
Evercore Inc. - Class A	229	16,397
Hanover Insurance Group Inc.	142	16,579
LPL Financial Holdings Inc.	254	15,535
MarketAxess Holdings Inc.	85	18,070
Mercury General Corp.	303	15,668
Other Securities		67,604
		165,055
Health Care 25.7%
Avanos Medical Inc. (a)	342	15,341
Bio-Techne Corp.	135	19,552
BioTelemetry Inc. (a)	279	16,651
Chemed Corp.	68	19,153
DexCom Inc. (a)	172	20,649
Encompass Health Corp.	291	17,946
Halozyme Therapeutics Inc. (a)	1,202	17,581
HealthEquity Inc. (a)	396	23,611
Hill-Rom Holdings Inc.	187	16,534
ICU Medical Inc. (a)	73	16,677
Intersect ENT Inc. (a)	546	15,395
Neurocrine Biosciences Inc. (a)	279	19,946
PerkinElmer Inc.	252	19,836
Repligen Corp. (a)	406	21,428
Sarepta Therapeutics Inc. (a) (b)	159	17,369
Other Securities		169,215
		446,884
Industrials 13.9%
Brink's Co.	251	16,198
CoStar Group Inc. (a)	52	17,575
ITT Inc.	336	16,203
TransDigm Group Inc. (a)	54	18,366
Other Securities		173,966
		242,308
Information Technology 24.7%
Apptio Inc. - Class A (a) (b)	404	15,318
Aspen Technology Inc. (a)	307	25,234
Blackline Inc. (a) (b)	372	15,229
Cognex Corp.	397	15,351
Fair Isaac Corp. (a)	137	25,557
Guidewire Software Inc. (a)	249	19,995
Littelfuse Inc.	96	16,443
National Instruments Corp.	332	15,089
Q2 Holdings Inc. (a)	413	20,468
Qualys Inc. (a)	243	18,177
RealPage Inc. (a)	405	19,498
Semtech Corp. (a)	403	18,465
Silicon Laboratories Inc. (a)	215	16,985
Ultimate Software Group Inc. (a)	65	15,896
Other Securities		171,838
		429,543
	Shares/Par[1]	Value ($)
Materials 4.0%
Berry Global Group Inc. (a)	355	16,864
Ingevity Corp. (a)	198	16,551
Martin Marietta Materials Inc.	98	16,870
Other Securities		19,953
		70,238
Real Estate 0.7%
Other Securities		11,374
Total Common Stocks (cost $1,519,418)		1,690,756
SHORT TERM INVESTMENTS 5.6%
Investment Companies 2.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	47,923	47,923
Securities Lending Collateral 2.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	50,011	50,011
Total Short Term Investments (cost $97,934)		97,934
Total Investments 102.9% (cost $1,617,352)		1,788,690
Other Assets and Liabilities, Net (2.9)%		(49,808)
Total Net Assets 100.0%		1,738,882

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/JPMorgan Hedged Equity Fund *
COMMON STOCKS 93.7%
Communication Services 9.8%
Alphabet Inc. - Class A (a)	2	1,754
Alphabet Inc. - Class C (a)	2	1,686
Charter Communications Inc. - Class A (a)	2	661
Comcast Corp. - Class A	26	892
Facebook Inc. - Class A (a)	6	778
Verizon Communications Inc. (b)	22	1,239
Walt Disney Co.	10	1,134
Other Securities		2,016
		10,160
Consumer Discretionary 10.5%
Amazon.com Inc. (a)	2	3,120
AutoZone Inc. (a)	1	785
Home Depot Inc.	7	1,180
Ross Stores Inc.	9	775
Other Securities		4,936
		10,796
Consumer Staples 5.6%
Coca-Cola Co.	26	1,222
Mondelez International Inc. - Class A	22	884
PepsiCo Inc.	10	1,093
Philip Morris International Inc.	13	894
Other Securities		1,662
		5,755
Energy 5.0%
Chevron Corp.	12	1,327
EOG Resources Inc.	8	724
Marathon Petroleum Corp.	12	681
Other Securities		2,425
		5,157
Financials 12.5%
Bank of America Corp.	61	1,513
Berkshire Hathaway Inc. - Class B (a)	8	1,688
Citigroup Inc.	18	911
Morgan Stanley	21	843
Wells Fargo & Co.	22	1,012
Other Securities		6,949
		12,916
Health Care 14.7%
Boston Scientific Corp. (a)	28	985
Cigna Corp.	5	898
Eli Lilly & Co.	7	765
Johnson & Johnson	9	1,226
Medtronic Plc	10	934
Merck & Co. Inc.	14	1,049
Pfizer Inc.	36	1,553
UnitedHealth Group Inc.	6	1,557
Zimmer Biomet Holdings Inc.	6	665
	Shares/Par[1]	Value ($)
Other Securities		5,525
		15,157
Industrials 8.8%
General Dynamics Corp.	5	752
Honeywell International Inc. (b)	8	1,010
Norfolk Southern Corp.	6	855
Union Pacific Corp.	8	1,105
Other Securities		5,367
		9,089
Information Technology 19.1%
Analog Devices Inc.	12	1,056
Apple Inc.	21	3,276
Automatic Data Processing Inc.	7	933
Hewlett Packard Enterprise Co.	28	367
HP Inc.	16	318
Microsoft Corp.	44	4,488
Oracle Corp.	15	673
PayPal Holdings Inc. (a)	10	801
Salesforce.com Inc. (a)	8	1,074
Texas Instruments Inc.	13	1,210
Visa Inc. - Class A	10	1,287
Other Securities		4,191
		19,674
Materials 2.5%
DowDuPont Inc.	21	1,100
Other Securities		1,463
		2,563
Real Estate 2.1%
Other Securities		2,134
Utilities 3.1%
Exelon Corp.	16	718
NextEra Energy Inc.	6	1,020
Xcel Energy Inc.	14	667
Other Securities		843
		3,248
Total Common Stocks (cost $103,267)		96,649
SHORT TERM INVESTMENTS 19.7%
Investment Companies 19.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	20,266	20,266
Total Short Term Investments (cost $20,266)		20,266
Total Investments 113.4% (cost $123,533)		116,915
Total Purchased Options 2.2% (cost $2,521)		2,275
Other Derivative Instruments (2.6)%		(2,646)
Other Assets and Liabilities, Net (13.0)%		(13,427)
Total Net Assets 100.0%		103,117

(a) Non-income producing security.

(b) All or a portion of the security is pledged or segregated as collateral.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/JPMorgan Hedged Equity Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	16	March 2019	1,964	15	40

JNL/JPMorgan Hedged Equity Fund — Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Index Options
S&P 500 Index	Put	2,365.00	03/29/19	395	2,275

JNL/JPMorgan Hedged Equity Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Index Options
S&P 500 Index	Call	2,605.00	03/29/19	395	(2,280)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/JPMorgan Hedged Equity Fund — Exchange Traded Written Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
S&P 500 Index	Put	1,990.00	03/29/19	395	(381)
					(2,661)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/JPMorgan MidCap Growth Fund
COMMON STOCKS 99.5%
Communication Services 3.2%
Electronic Arts Inc. (a)	128	10,085
GoDaddy Inc. - Class A (a)	443	29,102
Take-Two Interactive Software Inc. (a)	191	19,620
		58,807
Consumer Discretionary 17.0%
Aptiv Plc	315	19,395
Bright Horizons Family Solutions Inc. (a)	187	20,852
GrubHub Inc. (a) (b)	149	11,452
Hilton Worldwide Holdings Inc.	372	26,734
LKQ Corp. (a)	645	15,311
Lululemon Athletica Inc. (a)	199	24,164
National Vision Holdings Inc. (a)	196	5,535
O'Reilly Automotive Inc. (a)	144	49,549
Red Rock Resorts Inc. - Class A	541	10,984
Ross Stores Inc.	602	50,070
Tesla Inc. (a) (b)	36	11,814
Tractor Supply Co.	318	26,551
Ulta Beauty Inc. (a)	52	12,805
Vail Resorts Inc.	62	13,176
Wayfair Inc. - Class A (a) (b)	123	11,053
		309,445
Energy 1.2%
Concho Resources Inc. (a)	202	20,774
Financials 7.9%
Ameriprise Financial Inc.	96	10,009
DocuSign Inc. (a) (b)	188	7,539
East West Bancorp Inc.	392	17,064
First Republic Bank	146	12,670
NASDAQ Inc.	267	21,747
Progressive Corp.	306	18,467
S&P Global Inc.	169	28,805
Shopify Inc. - Class A (a)	69	9,498
TD Ameritrade Holding Corp.	358	17,518
		143,317
Health Care 18.3%
Acadia HealthCare Co. Inc. (a) (b)	306	7,876
Agios Pharmaceuticals Inc. (a)	165	7,604
Alnylam Pharmaceuticals Inc. (a)	72	5,242
AmerisourceBergen Corp.	134	9,970
BioMarin Pharmaceutical Inc. (a)	128	10,942
Catalent Inc. (a)	377	11,761
Centene Corp. (a)	205	23,630
DexCom Inc. (a)	215	25,781
Edwards Lifesciences Corp. (a)	96	14,643
Elanco Animal Health Inc. (a) (b)	198	6,256
Exact Sciences Corp. (a)	274	17,283
Exelixis Inc. (a)	857	16,851
Illumina Inc. (a)	52	15,746
Insulet Corp. (a) (b)	168	13,302
Intercept Pharmaceuticals Inc. (a) (b)	83	8,325
Jazz Pharmaceuticals Plc (a)	189	23,416
Moderna Inc. (a)	326	4,984
ResMed Inc.	214	24,357
Sage Therapeutics Inc. (a)	83	7,941
Spark Therapeutics Inc. (a) (b)	137	5,370
Teladoc Health Inc. (a) (b)	292	14,470
Veeva Systems Inc. - Class A (a)	252	22,527
Vertex Pharmaceuticals Inc. (a)	69	11,384
WellCare Health Plans Inc. (a)	100	23,680
		333,341
Industrials 15.5%
Copart Inc. (a)	479	22,901
Curtiss-Wright Corp.	84	8,537
Fortive Corp.	267	18,045
Fortune Brands Home & Security Inc.	250	9,501
HEICO Corp. - Class A	322	20,266
Lennox International Inc.	144	31,516
Nordson Corp.	127	15,174
Old Dominion Freight Line Inc.	133	16,461
	Shares/Par[1]	Value ($)
Oshkosh Corp.	177	10,827
Parker Hannifin Corp.	119	17,703
Stanley Black & Decker Inc.	128	15,375
Verisk Analytics Inc. (a)	219	23,836
Waste Connections Inc.	699	51,878
WW Grainger Inc.	73	20,669
		282,689
Information Technology 31.6%
Advanced Micro Devices Inc. (a)	670	12,374
Amphenol Corp. - Class A	345	27,976
Arista Networks Inc. (a)	96	20,290
Autodesk Inc. (a)	224	28,757
Booz Allen Hamilton Holding Corp. - Class A	441	19,862
Corning Inc.	663	20,035
Fair Isaac Corp. (a)	78	14,623
Fiserv Inc. (a)	397	29,183
Gartner Inc. (a)	112	14,267
Global Payments Inc.	356	36,704
Intuit Inc.	73	14,409
Lam Research Corp.	157	21,379
Marvell Technology Group Ltd.	886	14,352
Microchip Technology Inc. (b)	227	16,297
Okta Inc. - Class A (a)	152	9,723
Palo Alto Networks Inc. (a)	157	29,514
Paycom Software Inc. (a) (b)	139	17,082
Proofpoint Inc. (a)	178	14,885
Red Hat Inc. (a)	173	30,403
ServiceNow Inc. (a)	252	44,869
Splunk Inc. (a)	241	25,258
Spotify Technology SA (a)	128	14,551
Square Inc. - Class A (a)	250	14,011
Synopsys Inc. (a)	141	11,853
Tyler Technologies Inc. (a)	84	15,553
Worldpay Inc. - Class A (a)	177	13,520
Xilinx Inc.	295	25,100
Zebra Technologies Corp. - Class A (a)	110	17,579
		574,409
Materials 3.7%
Avery Dennison Corp.	276	24,802
Ball Corp.	355	16,314
Vulcan Materials Co.	268	26,459
		67,575
Real Estate 1.1%
CBRE Group Inc. - Class A (a)	495	19,804
Total Common Stocks (cost $1,724,406)		1,810,161
SHORT TERM INVESTMENTS 2.9%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	11,020	11,020
Securities Lending Collateral 2.3%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	40,938	40,938
Total Short Term Investments (cost $51,958)		51,958
Total Investments 102.4% (cost $1,776,364)		1,862,119
Other Assets and Liabilities, Net (2.4)%		(42,829)
Total Net Assets 100.0%		1,819,290

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/JPMorgan U.S. Government & Quality Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 6.5%
American Homes For Rent
Series 2014-A-SFR2, REMIC, 3.79%, 10/17/24 (a)	4,648	4,638
BBCMS Trust
Series 2015-A1-VFM, REMIC, 2.47%, 03/10/26 (a)	2,946	2,851
BB-UBS Trust
Series 2012-A-TFT, REMIC, 2.89%, 06/05/20 (a)	5,546	5,477
Commercial Mortgage Pass-Through Certificates
Interest Only, Series 2012-XA-CR2, REMIC, 1.65%, 08/15/45 (b)	14,320	681
Countrywide Alternative Loan Trust
Series 2006-2A1A-OA9, REMIC, 2.68%, (1M USD LIBOR + 0.21%), 07/20/46 (b)	338	245
Series 2006-1A1A-OA17, REMIC, 2.67%, (1M USD LIBOR + 0.20%), 12/20/46 (b)	582	491
Countrywide Home Equity Loan Trust
Series 2004-A-I, 2.75%, (1M USD LIBOR + 0.29%), 02/15/34 (b)	88	87
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-4A1-5, REMIC, 6.00%, 09/25/34	356	371
CSAIL Commercial Mortgage Trust
Series 2015-A4-C3, REMIC, 3.72%, 08/15/48	8,775	8,855
GS Mortgage Securities Trust
Series 2017-A4-GS7, REMIC, 3.43%, 08/10/50	10,500	10,244
IndyMac Seconds Asset Backed Trust
Series 2006-A-A, REMIC, 2.77%, (1M USD LIBOR + 0.26%), 06/25/36 (b) (c) (d)	693	82
Madison Avenue Trust
Series 2015-A-11MD, REMIC, 3.55%, 09/11/25 (a) (b)	2,989	2,989
MASTR Adjustable Rate Mortgages Trust
Series 2004-3A2-1, REMIC, 3.46%, 02/25/34 (b)	290	271
Morgan Stanley Capital I Trust
Series 2011-A3-C3, REMIC, 4.05%, 06/17/21	1,233	1,233
Morgan Stanley Mortgage Loan Trust
Series 2004-4A2-8AR, REMIC, 4.37%, 10/25/34 (b)	166	163
Nomura Asset Acceptance Corp.
Series 2004-A1-R1, REMIC, 6.50%, 03/25/34 (a)	1,967	1,810
Progress Residential Trust
Series 2015-A-SFR2, REMIC, 2.74%, 06/15/20 (a)	3,683	3,635
Series 2015-A-SFR3, REMIC, 3.07%, 11/13/20 (a)	6,504	6,434
Provident Funding Mortgage Loan Trust
Series 2005-1A1A-2, REMIC, 4.21%, 10/25/35 (b)	58	57
SACO I Inc.
Series 2006-A-6, REMIC, 2.77%, (1M USD LIBOR + 0.26%), 06/25/36 (b) (c) (d)	77	76
Structured Asset Mortgage Investments Inc.
Series 2006-A1A-AR7, REMIC, 2.72%, (1M USD LIBOR + 0.21%), 08/25/36 (b)	660	589
Tricon American Homes Trust
Series 2016-A-SFR1, REMIC, 2.59%, 11/18/21 (a)	5,967	5,821
UBS-BAMLL Trust
Series 2012-A-WRM, REMIC, 3.66%, 06/10/22 (a)	4,560	4,558
Vendee Mortgage Trust
Series 2001-Z-2, REMIC, 6.75%, 02/15/31	949	1,075
Wells Fargo Mortgage-Backed Securities Trust
Series 2007-3A1-3, REMIC, 5.50%, 04/25/22	84	84
Wells Fargo-RBS Commercial Mortgage Trust
Series 2011-A4-C3, REMIC, 4.38%, 05/17/21 (a)	4,750	4,843
Worldwide Plaza Trust
Series 2017-A-WWP, REMIC, 3.53%, 11/12/27 (a)	2,139	2,113
Total Non-U.S. Government Agency Asset-Backed Securities (cost $71,980)		69,773
	Shares/Par[1]	Value ($)
CORPORATE BONDS AND NOTES 4.0%
Communication Services 0.4%
Time Warner Inc.
3.60%, 07/15/25	4,000	3,799
Consumer Staples 0.6%
Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (a)	2,599	2,452
Kimberly-Clark Corp.
2.40%, 03/01/22 (e)	700	681
PepsiCo Inc.
3.00%, 08/25/21	782	782
Walgreens Boots Alliance Inc.
3.80%, 11/18/24	2,469	2,430
		6,345
Energy 0.7%
Buckeye Partners LP
4.88%, 02/01/21	1,907	1,928
Enterprise Products Operating LLC
3.70%, 02/15/26	1,013	992
Magellan Midstream Partners LP
3.20%, 03/15/25	1,072	1,006
Occidental Petroleum Corp.
3.13%, 02/15/22	666	661
Phillips 66
4.30%, 04/01/22	912	937
Plains All American Pipeline LP
2.60%, 12/15/19	1,713	1,688
		7,212
Financials 1.0%
Berkshire Hathaway Inc.
3.40%, 01/31/22	1,619	1,639
Citigroup Inc.
4.50%, 01/14/22	3,028	3,095
Credit Suisse AG
3.00%, 10/29/21	894	882
Goldman Sachs Group Inc.
5.75%, 01/24/22	840	879
2.91%, 06/05/23	1,350	1,292
New York Life Global Funding
2.00%, 04/13/21 (a)	1,639	1,600
U.S. Bancorp
3.00%, 03/15/22	1,715	1,702
		11,089
Health Care 0.1%
Actavis Funding SCS
3.45%, 03/15/22	991	975
Industrials 0.5%
ABB Finance USA Inc.
2.88%, 05/08/22	571	563
Lockheed Martin Corp.
3.35%, 09/15/21	984	991
Penske Truck Leasing Co. LP
3.38%, 02/01/22 (a)	2,898	2,858
Union Pacific Corp.
1.80%, 02/01/20	869	858
		5,270
Real Estate 0.3%
Boston Properties LP
2.75%, 10/01/26	2,580	2,340
HCP Inc.
3.40%, 02/01/25	1,515	1,435
		3,775
Utilities 0.4%
Arizona Public Service Co.
2.20%, 01/15/20	665	660
Exelon Generation Co. LLC
2.95%, 01/15/20	1,140	1,132
Florida Power Corp.
3.10%, 08/15/21	1,203	1,202

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Virginia Electric & Power Co.
2.95%, 01/15/22	870	861
		3,855
Total Corporate Bonds And Notes (cost $43,004)		42,320
GOVERNMENT AND AGENCY OBLIGATIONS 81.0%
Collateralized Mortgage Obligations 34.6%
Federal Home Loan Mortgage Corp.
Series 30-264, 3.00%, 07/15/42	18,805	18,522
Series MD-2835, REMIC, 4.50%, 08/15/19	22	22
Series BH-2870, REMIC, 4.50%, 10/15/19	210	211
Series QD-2931, REMIC, 4.50%, 02/15/20	107	108
Series BK-3037, REMIC, 4.50%, 09/15/20	266	268
Series PV-3860, REMIC, 5.00%, 05/15/22	4,052	4,193
Series VC-4050, REMIC, 4.00%, 07/15/23	5,106	5,209
Series ZA-2639, REMIC, 5.00%, 07/15/23	2,411	2,492
Series D-3542, REMIC, 4.50%, 06/15/24	3,386	3,540
Series BY-3104, REMIC, 5.50%, 01/15/26	2,285	2,417
Series AK-3812, REMIC, 3.50%, 02/15/26	18,314	18,505
Series VN-4445, REMIC, 4.00%, 05/15/26	1,456	1,503
Series KW-3874, REMIC, 4.50%, 06/15/26	3,000	3,171
Series B-3917, REMIC, 4.50%, 08/15/26	1,500	1,607
Series GT-3270, REMIC, 5.50%, 01/15/27	3,909	4,138
Series VE-4050, REMIC, 4.00%, 01/15/29	4,532	4,732
Series VB-4095, REMIC, 3.50%, 03/15/29	4,249	4,313
Series DG-3737, REMIC, 5.00%, 10/15/30	1,624	1,698
Series PA-3981, REMIC, 3.00%, 04/15/31	6,049	6,052
Series AM-2525, REMIC, 4.50%, 04/15/32	166	174
Series JE-4186, REMIC, 2.00%, 03/15/33	4,607	4,415
Series NY-4206, REMIC, 3.00%, 05/15/33	3,474	3,381
Series MJ-2638, REMIC, 5.00%, 07/15/33	1,100	1,182
Series L-2836, REMIC, 4.50%, 04/15/34	221	223
Series QD-2882, REMIC, 4.50%, 07/15/34	342	351
Series MU-2915, REMIC, 5.00%, 01/15/35	1,523	1,632
Series AZ-3036, REMIC, 5.00%, 02/15/35	2,000	2,256
Series OC-3047, REMIC, 5.50%, 07/15/35	896	910
Series CB-3688, REMIC, 4.00%, 06/15/36	1,587	1,648
Series PB-3283, REMIC, 5.50%, 07/15/36	1,239	1,355
Series B-3413, REMIC, 5.50%, 04/15/37	231	247
Series PE-3341, REMIC, 6.00%, 07/15/37	886	988
Series PL-3832, REMIC, 5.00%, 08/15/39	770	781
Series HZ-4365, REMIC, 3.00%, 01/15/40	5,707	5,579
Series QH-3699, REMIC, 5.50%, 07/15/40	2,805	2,987
Series PB-4047, REMIC, 3.50%, 01/15/41	12,000	12,217
Series YN-4094, REMIC, 3.00%, 08/15/42	2,500	2,430
Series AW-4437, REMIC, 2.50%, 02/15/45	5,143	4,499
Series PY-4493, REMIC, 3.00%, 07/15/45	3,715	3,501
Federal National Mortgage Association
Series 2007-AH-115, REMIC, 5.00%, 12/25/22	1,452	1,467
Series 2008-KB-59, REMIC, 4.50%, 07/25/23	43	43
Series 2012-VA-63, REMIC, 4.00%, 08/25/23	9,226	9,431
Series 2004-CG-76, REMIC, 4.50%, 10/25/24	1,146	1,174
Series 2012-VA-47, REMIC, 4.00%, 03/25/25	7,782	7,980
Series 2011-PB-145, REMIC, 3.50%, 01/25/32	10,000	10,227
Series 2012-LY-134, REMIC, 3.00%, 12/25/32	2,769	2,661
Series 2003-PE-63, REMIC, 3.50%, 07/25/33	165	166
Series 2013-PY-106, REMIC, 3.00%, 10/25/33	8,000	7,825
Series 2004-AZ-35, REMIC, 4.50%, 05/25/34	5,664	5,963
Series 2015-BY-41, REMIC, 3.00%, 09/25/34	2,140	2,096
Series 2005-GA-70, REMIC, 5.50%, 12/25/34	126	128
Series 2015-BW-15, REMIC, 3.50%, 04/25/35	3,735	3,796
Series 2015-GB-28, REMIC, 3.50%, 05/25/35	4,156	4,180
Series 2015-B-33, REMIC, 3.00%, 06/25/35	9,980	9,564
Series 2015-B-50, REMIC, 3.00%, 07/25/35	10,734	10,387
Series 2015-EY-47, REMIC, 3.00%, 07/25/35	5,051	4,854
Series 2005-PL-64, REMIC, 5.50%, 07/25/35	363	387
Series 2015-BW-68, REMIC, 3.00%, 08/25/35	14,922	14,444
Series 2005-BG-97, REMIC, 5.50%, 11/25/35	2,025	2,235
Principal Only, Series 2006-HO-23, REMIC, 0.00%, 04/25/36 (f)	846	722
Series 2016-LY-30, REMIC, 3.50%, 05/25/36	5,618	5,684
Series 2007-BA-12, REMIC, 6.00%, 02/25/37	523	544
Series 2012-QE-47, REMIC, 4.00%, 05/25/38	4,171	4,233
Series 2010-MB-47, REMIC, 5.00%, 09/25/39	2,981	3,200
Series 2010-CB-11, REMIC, 4.50%, 02/25/40	255	265
	Shares/Par[1]	Value ($)
Series 2010-SL-4, REMIC, 5.95%, (11.59% - (1M USD LIBOR * 2.25)), 02/25/40 (b)	25	27
Series 2010-PM-123, REMIC, 4.00%, 07/25/40	3,000	3,073
Series 2010-MB-134, REMIC, 4.50%, 12/25/40	1,398	1,531
Series 2002-A3-T4, REMIC, 7.50%, 12/25/41	2,924	3,373
Series 2012-EP-60, REMIC, 3.00%, 04/25/42	3,375	3,361
Series 2003-2A4-W3, REMIC, 5.75%, 06/25/42	865	951
Series 2012-HY-102, REMIC, 2.00%, 09/25/42	4,000	3,387
Series 2012-AB-121, REMIC, 3.00%, 11/25/42	13,842	13,646
Series 2003-2A7-W12, REMIC, 4.68%, 06/25/43	2,295	2,403
Series 2016-LA-25, REMIC, 3.00%, 07/25/45	5,995	5,989
Series 2015-N-97, REMIC, 3.00%, 11/25/45	13,757	12,942
Series 2009-A-W1, REMIC, 6.00%, 12/25/49	496	547
Government National Mortgage Association
Series 2009-HB-82, REMIC, 4.00%, 09/16/24	1,355	1,380
Series 2001-ZA-27, REMIC, 6.50%, 06/16/31	653	717
Series 2003-Z-27, REMIC, 5.50%, 03/20/33	921	1,005
Series 2003-ZA-75, REMIC, 5.50%, 09/20/33	869	950
Series 2003-Z-114, REMIC, 6.00%, 12/16/33	1,178	1,304
Series 2007-MB-2, REMIC, 5.50%, 01/20/37	1,619	1,767
Series 2009-PA-81, REMIC, 5.50%, 02/16/38	79	80
Interest Only, Series 2008-SA-40, REMIC, 3.94%, (6.40% - (1M USD LIBOR * 1)), 05/16/38 (b)	1,802	280
Series 2010-CL-166, REMIC, 4.00%, 11/20/38	15,000	15,265
Series 2010-GP-166, REMIC, 3.00%, 04/20/39	2,583	2,587
Series 2009-TX-42, REMIC, 4.50%, 06/20/39	3,547	3,755
Series 2011-Z-29, REMIC, 5.00%, 05/20/40	14,782	16,428
Interest Only, Series 2011-SH-97, REMIC, 3.66%, (6.13% - (1M USD LIBOR * 1)), 07/20/41 (b)	3,632	485
Series 2015-PL-157, REMIC, 3.00%, 10/20/45	12,872	12,326
Series 2013-FA-H16, REMIC, 2.85%, (1M USD LIBOR + 0.54%), 07/20/63 (b)	13,009	13,061
		369,733
Commercial Mortgage-Backed Securities 4.9%
Federal Home Loan Mortgage Corp.
Series A2-K049, REMIC, 3.01%, 07/25/25	8,067	8,022
Series A2-K052, REMIC, 3.15%, 11/25/25	8,050	8,064
Series K067-A2, REMIC, 3.19%, 07/25/27	6,557	6,513
Series A2-K068, REMIC, 3.24%, 08/25/27	5,000	4,968
Series A2-K069, REMIC, 3.19%, 09/25/27 (b)	4,000	3,956
Federal National Mortgage Association
Series 2015-A2-M13, REMIC, 2.71%, 06/25/25 (b)	5,151	5,034
Series 2016-A2-M1, REMIC, 2.94%, 01/25/26 (b)	13,761	13,543
Series 2017-A2-M13, REMIC, 2.94%, 09/25/27 (b)	2,753	2,674
		52,774
Mortgage-Backed Securities 14.3%
Federal Home Loan Mortgage Corp.
8.00%, 07/01/20	—	—
6.00%, 11/01/28	59	64
7.00%, 04/01/29 - 08/01/32	51	58
5.00%, 08/01/33 - 12/01/34	741	787
3.86%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.25%), 12/01/35 (b)	483	510
4.10%, (12M USD LIBOR + 2.35%), 01/01/37 (b)	25	26
5.50%, 07/01/38	1,985	2,133
4.50%, 10/01/40	776	812
3.00%, 01/01/47	4,596	4,496
Federal National Mortgage Association
3.18%, 09/01/25	5,151	5,167
4.00%, 02/01/25 - 03/01/48	31,177	32,157
3.03%, 12/01/25	20,350	20,227
2.94%, 01/01/26	23,305	23,058
3.10%, 01/01/26	7,500	7,470
3.33%, 03/01/27	2,501	2,536
2.97%, 06/01/27	5,780	5,729
7.00%, 05/01/26 - 01/01/30	13	15
8.00%, 11/01/29 - 03/01/31	33	39
7.50%, 02/01/31	3	4
6.00%, 02/01/31 - 12/01/36	4,136	4,584
6.50%, 03/01/26 - 03/01/36	146	164

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
5.50%, 02/01/35 - 10/01/36	2,423	2,643
5.00%, 02/01/19 - 11/01/40	12,504	13,324
3.50%, 09/01/45 - 01/01/46	17,711	17,757
3.00%, 03/01/43 - 03/01/46	3,991	3,911
REMIC, 2.90%, 06/25/27	5,261	4,992
Government National Mortgage Association
6.00%, 04/15/29 - 01/15/36	798	893
		153,556
Municipal 1.6%
Tennessee Valley Authority
Interest Only, 0.00%, 01/15/21 - 07/15/37 (f)	20,487	16,726
Sovereign 5.1%
Israel Government AID Bond
Interest Only, 0.00%, 11/01/21 (f)	10,000	9,237
Province of Saskatchewan, Canada
9.38%, 12/15/20	1,500	1,677
Residual Funding Corp.
Principal Only, 0.00%, 10/15/19 - 01/15/30 (f)	51,010	43,800
		54,714
Treasury Inflation Indexed Securities 3.5%
U.S. Treasury Inflation Indexed Note
1.38%, 02/15/44 (g)	36,079	37,364
U.S. Government Agency Obligations 1.3%
Federal Home Loan Bank
5.25%, 12/11/20 (h)	4,500	4,725
5.75%, 06/12/26 (h)	5,000	5,948
Federal National Mortgage Association
Principal Only, 0.00%, 03/23/28 (f) (h)	4,000	3,018
		13,691
U.S. Treasury Securities 15.7%
U.S. Treasury Bond
0.00%, 08/15/21 (f)	25,000	23,416
5.38%, 02/15/31	23,000	29,235
3.75%, 11/15/43	7,000	7,917
3.00%, 05/15/45	27,500	27,509
U.S. Treasury Note
3.38%, 11/15/19	25,000	25,148
2.63%, 08/15/20 - 11/15/20	45,000	45,071
2.00%, 11/30/22	10,000	9,820
		168,116
Total Government And Agency Obligations (cost $875,156)		866,674
	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 8.3%
Investment Companies 8.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (i) (j)	88,813	88,813
Securities Lending Collateral 0.0%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (i) (j)	230	230
Total Short Term Investments (cost $89,043)		89,043
Total Investments 99.8% (cost $1,079,183)		1,067,810
Other Assets and Liabilities, Net 0.2%		2,293
Total Net Assets 100.0%		1,070,103

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $52,079 and 4.9%, respectively.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(e) All or portion of the security was on loan.

(f) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(g) Treasury inflation indexed note, par amount is adjusted for inflation.

(h) The security is a direct debt of the agency and not collateralized by mortgages.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
IndyMac Seconds Asset Backed Trust, Series 2006-A-A REMIC, 2.77%, 06/25/36	05/22/06	693	82	—
SACO I Inc., Series 2006-A-6 REMIC, 2.77%, 06/25/36	05/30/06	77	76	—
		770	158	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Lazard Emerging Markets Fund
COMMON STOCKS 98.3%
Argentina 1.5%
YPF SA - Class D - ADR	840	11,249
Brazil 9.0%
AMBEV SA - ADR	2,063	8,088
Banco do Brasil SA	2,441	29,276
BB Seguridade Participacoes SA	1,748	12,446
CCR SA	2,779	8,031
Cia de Saneamento Basico do Estado de Sao Paulo	25	206
Cielo SA	3,264	7,487
Petrobras Distribuidora SA	116	768
		66,302
China 20.0%
AAC Technologies Holdings Inc.	981	5,685
Anhui Conch Cement Co. Ltd. - Class H	1,772	8,591
Baidu.com - Class A - ADR (a)	54	8,600
China Construction Bank Corp. - Class H	44,147	36,447
China Mobile Ltd. - ADR	616	29,552
China Shenhua Energy Co. Ltd. - Class H	2,888	6,309
CNOOC Ltd.	5,027	7,733
ENN Energy Holdings Ltd.	783	6,928
Hengan International Group Co. Ltd. (b)	726	5,232
NetEase.com Inc. - ADR	90	21,273
Weichai Power Co. Ltd. - Class H	9,787	11,190
		147,540
Egypt 1.0%
Commercial International Bank Egypt SAE - GDR	1,767	7,504
Hong Kong 1.0%
ASM Pacific Technology Ltd.	795	7,569
Hungary 2.1%
OTP Bank Plc	385	15,555
India 8.9%
Axis Bank Ltd. (a)	1,808	16,065
Bajaj Auto Ltd.	169	6,572
Bharat Petroleum Corp. Ltd.	387	2,015
HCL Technologies Ltd.	463	6,405
Hero Motocorp Ltd.	252	11,228
Infosys Ltd. - ADR	654	6,230
Tata Consultancy Services Ltd.	615	16,701
		65,216
Indonesia 6.1%
Astra International Tbk PT	16,029	9,179
Bank Mandiri Persero Tbk PT	31,706	16,292
Semen Gresik Persero Tbk PT	8,643	6,916
Telekomunikasi Indonesia Persero Tbk PT - ADR	486	12,729
		45,116
Malaysia 0.8%
British American Tobacco Malaysia Bhd	636	5,548
Mexico 3.9%
America Movil SAB de CV - Class L - ADR	1,004	14,305
Grupo Mexico SAB de CV - Class B	2,061	4,245
Kimberly-Clark de Mexico SAB de CV - Class A	3,335	5,294
Ternium SA - ADR	176	4,774
		28,618
Pakistan 1.2%
Habib Bank Ltd.	2,170	1,884
Oil & Gas Development Co. Ltd.	1,749	1,611
Pakistan Petroleum Ltd.	4,913	5,292
		8,787
	Shares/Par[1]	Value ($)
Philippines 0.7%
PLDT Inc. - ADR	233	4,984
Russian Federation 9.0%
Alrosa AO	4,893	6,892
Gazprom OAO Via Gaz Capital SA - ADR	1,954	8,670
Lukoil PJSC - ADR	207	14,828
Magnit PJSC - GDR	386	4,918
Mobile Telesystems PJSC - ADR	1,267	8,869
Sberbank of Russia - ADR (b)	2,001	22,066
		66,243
South Africa 9.7%
Bidvest Group Ltd.	506	7,261
Imperial Holdings Ltd.	650	3,072
Life Healthcare Group Holdings Ltd.	3,192	5,903
Motus Holdings Ltd. (a)	650	3,968
Nedbank Group Ltd.	403	7,680
PPC Ltd. (a)	5,284	2,170
Sanlam Ltd.	1,405	7,779
Shoprite Holdings Ltd.	859	11,368
Standard Bank Group Ltd.	673	8,364
Vodacom Group Ltd.	938	8,608
Woolworths Holdings Ltd.	1,413	5,408
		71,581
South Korea 14.6%
Coway Co. Ltd.	139	9,270
Hyundai Mobis	59	9,941
KB Financial Group Inc.	240	10,021
Korea Life Insurance Co. Ltd.	1,184	4,477
KT&G Corp.	75	6,796
Samsung Electronics Co. Ltd.	892	30,915
Shinhan Financial Group Co. Ltd.	459	16,292
SK Hynix Inc.	365	19,794
		107,506
Taiwan 5.1%
Catcher Technology Co. Ltd.	770	5,629
Hon Hai Precision Industry Co. Ltd. - GDR	1,541	7,180
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	665	24,540
		37,349
Thailand 1.6%
Kasikornbank PCL	1,080	6,127
Siam Cement PCL	452	6,013
		12,140
Turkey 2.1%
KOC Holding A/S	2,265	6,055
Tupras Turkiye Petrol Rafinerileri A/S	420	9,270
		15,325
Total Common Stocks (cost $749,848)		724,132
SHORT TERM INVESTMENTS 3.8%
Investment Companies 1.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	14,187	14,187
Securities Lending Collateral 1.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	13,769	13,769
Total Short Term Investments (cost $27,956)		27,956
Total Investments 102.1% (cost $777,804)		752,088
Other Assets and Liabilities, Net (2.1)%		(15,438)
Total Net Assets 100.0%		736,650

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/BRL	SSB	01/02/19	BRL	(106)	(28)	—
USD/BRL	SSB	01/03/19	BRL	(199)	(51)	—
					(79)	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Loomis Sayles Global Growth Fund
COMMON STOCKS 99.0%
Argentina 3.9%
MercadoLibre Inc.	34	9,861
Brazil 2.0%
AMBEV SA - ADR	1,275	4,999
China 11.1%
Alibaba Group Holding Ltd. - ADS (a)	92	12,541
Baidu.com - Class A - ADR (a)	47	7,531
Tencent Holdings Ltd. (b)	196	7,840
		27,912
Denmark 3.6%
Novo Nordisk A/S - Class B	197	9,032
France 4.6%
Danone SA	102	7,160
Sodexo SA	43	4,425
		11,585
Italy 0.9%
Prada SpA	706	2,329
Netherlands 4.7%
Adyen NV (a) (c)	8	4,569
Core Laboratories NV	14	844
Unilever NV - CVA	118	6,420
		11,833
Switzerland 8.9%
Nestle SA	67	5,413
Novartis AG	69	5,886
Roche Holding AG	45	11,170
		22,469
United Kingdom 5.8%
Diageo Plc	116	4,154
Experian Plc	278	6,753
Reckitt Benckiser Group Plc	47	3,591
		14,498
United States of America 53.5%
Alphabet Inc. - Class A (a)	11	11,245
Amazon.com Inc. (a)	10	15,616

	Shares/Par[1]	Value ($)
American Express Co.	27	2,594
Coca-Cola Co.	118	5,590
Colgate-Palmolive Co.	75	4,467
Deere & Co.	69	10,302
Expeditors International of Washington Inc.	63	4,255
Facebook Inc. - Class A (a)	81	10,662
Microsoft Corp.	69	7,044
Oracle Corp.	259	11,712
Procter & Gamble Co.	70	6,417
QUALCOMM Inc.	108	6,138
Schlumberger Ltd.	108	3,884
SEI Investments Co.	78	3,621
Under Armour Inc. - Class A (a) (d)	303	5,358
Visa Inc. - Class A	86	11,339
Yum China Holdings Inc.	270	9,059
Yum! Brands Inc.	59	5,432
		134,735
Total Common Stocks (cost $277,759)		249,253
SHORT TERM INVESTMENTS 1.0%
Investment Companies 1.0%
JNL Government Money Market Fund - Institutional Class, 2.31% (e) (f)	2,468	2,468
Total Short Term Investments (cost $2,468)		2,468
Total Investments 100.0% (cost $280,227)		251,721
Other Assets and Liabilities, Net 0.0%		121
Total Net Assets 100.0%		251,842

(a) Non-income producing security.

(b) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $4,569 and 1.8%, respectively.

(d) All or portion of the security was on loan.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital Consumer Staples Sector Fund
COMMON STOCKS 99.0%
Consumer Staples 98.6%
Altria Group Inc.	63	3,094
Andersons Inc.	1	30
Archer-Daniels-Midland Co.	21	873
Avon Products Inc. (a)	15	22
B&G Foods Inc. (b)	2	70
BJ's Wholesale Club Holdings Inc. (a) (b)	3	74
Boston Beer Co. Inc. - Class A (a)	—	83
Brown-Forman Corp. - Class B	10	479
Bunge Ltd.	5	286
Calavo Growers Inc. (b)	1	43
Cal-Maine Foods Inc.	1	49
Campbell Soup Co. (b)	7	227
Casey's General Stores Inc.	1	180
Central Garden & Pet Co. (a) (b)	—	9
Central Garden & Pet Co. - Class A (a)	2	51
Chefs' Warehouse Inc. (a)	1	31
Church & Dwight Co. Inc.	9	614
Clorox Co.	5	755
Coca-Cola Bottling Co.	—	32
Coca-Cola Co.	152	7,204
Colgate-Palmolive Co.	31	1,857
ConAgra Brands Inc.	19	399
Constellation Brands Inc. - Class A	6	1,025
Costco Wholesale Corp.	15	3,088
Coty Inc. - Class A	18	119
Darling Ingredients Inc. (a)	6	118
Dean Foods Co.	3	10
e.l.f. Beauty Inc. (a)	1	8
Edgewell Personal Care Co. (a)	2	71
Energizer Holdings Inc.	2	99
Estee Lauder Cos. Inc. - Class A	9	1,105
Farmer Bros. Co. (a)	—	5
Flowers Foods Inc.	7	137
Fresh Del Monte Produce Inc.	1	35
Freshpet Inc. (a) (b)	1	27
General Mills Inc.	23	877
Hain Celestial Group Inc. (a)	4	57
Hershey Co.	5	577
Hormel Foods Corp. (b)	11	480
Hostess Brands Inc. - Class A (a)	4	40
Ingles Markets Inc. - Class A	—	10
Ingredion Inc.	3	247
Inter Parfums Inc.	1	48
J&J Snack Foods Corp.	1	86
JM Smucker Co.	4	403
John B. Sanfilippo & Son Inc.	—	18
Kellogg Co.	10	564
Kimberly-Clark Corp.	13	1,505
Kraft Heinz Foods Co.	23	988
Kroger Co.	30	830
Lamb Weston Holdings Inc.	6	409
Lancaster Colony Corp.	1	133
Landec Corp. (a)	1	12
McCormick & Co. Inc.	5	639
Medifast Inc.	1	57
MGP Ingredients Inc. (b)	1	30
Molson Coors Brewing Co. - Class B	7	405

	Shares/Par[1]	Value ($)
Mondelez International Inc. - Class A	55	2,219
Monster Beverage Corp. (a)	16	771
National Beverage Corp.	—	31
Nu Skin Enterprises Inc. - Class A	2	126
PepsiCo Inc.	53	5,890
Performance Food Group Co. (a)	4	125
Philip Morris International Inc.	59	3,955
Pilgrim's Pride Corp. (a)	2	35
Post Holdings Inc. (a)	3	219
PriceSmart Inc.	1	79
Primo Water Corp. (a)	1	17
Procter & Gamble Co.	94	8,632
Rite Aid Corp. (a) (b)	42	30
Sanderson Farms Inc. (b)	1	77
Seaboard Corp.	—	39
Simply Good Foods Co. (a)	2	41
Smart & Final Stores Inc. (a)	1	7
SpartanNash Co.	1	23
Spectrum Brands Holdings Inc.	1	61
Sprouts Farmers Market Inc. (a)	5	109
Sysco Corp.	19	1,169
Tootsie Roll Industries Inc. (b)	1	23
TreeHouse Foods Inc. (a)	2	108
Turning Point Brands Inc.	1	30
Tyson Foods Inc. - Class A	11	594
United Natural Foods Inc. (a)	2	21
Universal Corp.	2	101
US Foods Holding Corp. (a)	8	260
USANA Health Sciences Inc. (a)	1	57
Vector Group Ltd.	8	73
Village Super Market Inc. - Class A	—	11
Walgreens Boots Alliance Inc.	32	2,182
Walmart Inc.	56	5,218
WD-40 Co.	1	100
Weis Markets Inc.	1	25
		63,182
Health Care 0.4%
Herbalife Nutrition Ltd. (a)	4	245
Total Common Stocks (cost $67,439)		63,427
SHORT TERM INVESTMENTS 1.8%
Investment Companies 1.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	837	837
Securities Lending Collateral 0.4%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	283	283
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	30	30
Total Short Term Investments (cost $1,150)		1,150
Total Investments 100.8% (cost $68,589)		64,577
Other Derivative Instruments 0.0%		1
Other Assets and Liabilities, Net (0.8)%		(530)
Total Net Assets 100.0%		64,048

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

JNL/Mellon Capital Consumer Staples Sector Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
E-Mini Consumer Staples Select Sector	8	March 2019	433	1	(25)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital Emerging Markets Index Fund *
COMMON STOCKS 95.1%
Australia 0.0%
Other Securities		194
Brazil 4.6%
AMBEV SA	1,059	4,203
Banco Bradesco SA	231	2,014
Banco do Brasil SA	190	2,275
Banco Santander Brasil SA	96	1,060
BB Seguridade Participacoes SA	149	1,064
Centrais Eletricas Brasileiras SA (a)	45	284
IRB-Brasil Resseguros SA	22	476
Petrobras Distribuidora SA	73	486
Petroleo Brasileiro SA	678	4,443
Vale SA	714	9,390
Other Securities		24,038
		49,733
Chile 1.0%
Banco Santander Chile	15,424	1,149
Other Securities		9,328
		10,477
China 25.3%
AECC Aviation Power Co. Ltd. - Class A	3	10
Agricultural Bank of China Ltd. - Class A	295	155
Air China Ltd. - Class A	7	8
Air China Ltd. - Class H	434	378
Alibaba Group Holding Ltd. - ADS (a)	290	39,797
Alibaba Health Information Technology Ltd. (a)	746	603
Alibaba Pictures Group Ltd. (a)	3,400	573
Angang Steel Co. Ltd. - Class A	17	13
AVIC Aircraft Co. Ltd. - Class A	4	8
AVIC Capital Co. Ltd. - Class A	14	8
Baidu.com - Class A - ADR (a)	62	9,901
Bank of China Ltd. - Class A	51	27
Bank of China Ltd. - Class H	17,938	7,714
Baoshan Iron & Steel Co. Ltd.	26	25
Beijing Capital International Airport Co. Ltd. - Class H	350	371
China Agri-Industries Holdings Ltd.	536	190
China CITIC Bank Corp. Ltd. - Class A	8	6
China CITIC Bank Corp. Ltd. - Class H	2,088	1,269
China Coal Energy Co. - Class H	272	107
China Communications Construction Co. Ltd. - Class A	3	6
China Communications Construction Co. Ltd. - Class H	1,035	976
China Construction Bank Corp. - Class A	28	26
China Construction Bank Corp. - Class H	21,662	17,884
China COSCO Holdings Co. Ltd. - Class H (a)	651	246
China Eastern Airlines Corp. Ltd. - Class A	17	12
China Eastern Airlines Corp. Ltd. - Class H	364	202
China Everbright Bank Co. Ltd. - Class A	34	18
China Huarong Asset Management Co. Ltd. - Class H	2,159	394
China International Capital Corp. - Class H (b)	211	396
China International Travel Service Corp. Ltd.	3	24
China Life Insurance Co. Ltd. - Class A	2	6
China Life Insurance Co. Ltd. - Class H	1,711	3,634
China Literature Ltd. (a)	46	214
China Longyuan Power Group Corp. - Class H	646	440
China Merchants Bank Co. Ltd. - Class A	56	205
China Merchants Holdings International Co. Ltd.	256	458
China Merchants Shekou Industrial Zone Holdings Co. - Class A	9	23
China Mobile Ltd.	1,386	13,331
China National Chemical Engineering Group Corp. - Class A	9	7
China National Nuclear Power Co. Ltd. - Class A	16	12
China Petroleum & Chemical Corp. - Class A	27	20
China Petroleum & Chemical Corp. - Class H	5,830	4,149
China Railway Construction Corp. Ltd. - Class A	69	110
China Railway Construction Corp. Ltd. - Class H	418	575
China Railway Group Ltd. - Class H	851	775
China Railway Signal & Communication Corp. Ltd. - Class H (b)	383	267
	Shares/Par[1]	Value ($)
China Reinsurance Corp. - Class H	899	184
China Resources Cement Holdings Ltd.	586	527
China Resources Pharmaceutical Group Ltd.	359	467
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. - Class A	2	8
China Shenhua Energy Co. Ltd. - Class A	11	29
China Shenhua Energy Co. Ltd. - Class H	748	1,634
China Southern Airlines Co. Ltd. - Class A	15	15
China Southern Airlines Co. Ltd. - Class H	460	286
China Spacesat Co. Ltd. - Class A	3	7
China State Construction Engineering Corp. Ltd. - Class A	169	141
China Telecom Corp. Ltd. - Class H	3,260	1,662
China Travel International Investment Hong Kong Ltd.	564	149
China Yangtze Power Co. Ltd. - Class A	58	134
Chongqing Chang'an Industry Co. Ltd. - Class A	11	10
CNOOC Ltd.	4,043	6,220
CRRC Corp. Ltd. - Class A	28	36
CRRC Corp. Ltd. - Class H	958	935
Daqin Railway Co. Ltd. - Class A	19	23
Dongxing Securities Co. Ltd. - Class A	5	6
GD Power Development Co. Ltd.	30	11
Huadian Power International Corp. Ltd. - Class H	382	172
Huaneng Renewables Corp. Ltd. - Class H	904	241
Industrial & Commercial Bank of China Ltd. - Class A	181	140
Industrial & Commercial Bank of China Ltd. - Class H	15,676	11,188
NetEase.com Inc. - ADR	18	4,141
Nexteer Automotive Group Ltd.	209	298
Offshore Oil Engineering Co. Ltd. - Class A	8	6
PetroChina Co. Ltd. - Class A	14	15
PetroChina Co. Ltd. - Class H	4,781	2,967
Ping An Bank Co. Ltd. - Class A	41	56
Ping An Insurance Co. of China Ltd. - Class A	27	223
Ping An Insurance Group Co. of China Ltd. - Class H (b)	1,175	10,385
Postal Savings Bank of China Co. Ltd. - Class H	581	307
Power Construction Corp. of China Ltd. - Class A	13	9
Shenwang Hongyuan Group Co. Ltd. - Class A	24	14
Sinopec Engineering Group Co Ltd - Class H	333	274
Sinopec Shanghai Petrochemical Co. Ltd. - Class A	16	11
Sinopec Shanghai Petrochemical Co. Ltd. - Class H	718	312
Sinopharm Group Co. Ltd. - Class H	275	1,156
Tencent Holdings Ltd. (c)	1,285	51,530
Unisplendour Co. Ltd. - Class A	6	29
Zhongjin Gold Corp. Ltd. - Class A	68	84
Zhuzhou CSR Times Electric Co. Ltd. - Class H	124	688
Other Securities		73,812
		276,115
Colombia 0.3%
Other Securities		3,001
Czech Republic 0.2%
Other Securities		1,905
Egypt 0.1%
Other Securities		1,309
Greece 0.2%
Other Securities		2,337
Hong Kong 4.8%
Agricultural Bank of China Ltd. - Class H	6,665	2,917
AviChina Industry & Technology Co. Ltd. - Class H	478	300
CGN Power Co. Ltd.	2,346	556
China Cinda Asset Management Co. Ltd. - Class H	1,655	401
China Galaxy Securities Co. Ltd. - Class H	805	364
China Jinmao Holdings Group Ltd.	1,120	500
China Merchants Bank Co. Ltd. - Class H	896	3,289
China Oilfield Services Ltd. - Class H	356	305
China Overseas Land & Investment Ltd.	856	2,942
China Power International Development Ltd.	1,092	248
China Resources Enterprise Ltd.	316	1,089
China Resources Gas Group Ltd.	206	814
China Resources Land Ltd.	629	2,405
China Resources Power Holdings Co. Ltd.	415	799
China State Construction International Holdings Ltd. (b)	444	354

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
China Taiping Insurance Holdings Co. Ltd.	370	1,010
China Unicom Hong Kong Ltd.	1,351	1,431
CITIC Pacific Ltd.	1,301	2,028
Kunlun Energy Co. Ltd. (b)	716	758
People's Insurance Co. Group of China Ltd. - Class H	1,750	703
PICC Property & Casualty Co. Ltd. - Class H	1,529	1,561
Sinotrans Ltd. - Class H	249	108
Other Securities		27,148
		52,030
Hungary 0.3%
Other Securities		3,628
India 9.3%
Axis Bank Ltd. (a)	407	3,619
Bharat Petroleum Corp. Ltd.	175	909
Coal India Ltd.	156	536
Container Corp. of India Ltd.	30	293
GAIL India Ltd.	179	924
Hindustan Petroleum Corp. Ltd.	140	508
Hindustan Unilever Ltd.	148	3,847
Housing Development Finance Corp.	359	10,134
Indian Oil Corp. Ltd.	338	665
Infosys Ltd.	791	7,470
NTPC Ltd.	448	956
Oil & Natural Gas Corp. Ltd.	309	663
Power Grid Corp. of India Ltd.	361	1,026
REC Ltd.	165	288
Reliance Industries Ltd.	643	10,308
State Bank of India (a)	402	1,704
Tata Consultancy Services Ltd.	204	5,531
Other Securities		52,153
		101,534
Indonesia 2.3%
Bank Central Asia Tbk PT	2,231	4,035
Bank Mandiri Persero Tbk PT	4,168	2,142
Bank Negara Indonesia Persero Tbk PT	1,697	1,039
Bank Rakyat Indonesia Persero Tbk PT	12,611	3,220
Jasa Marga Persero Tbk PT	546	163
Perusahaan Gas Negara PT	2,297	345
PT Tambang Batubara Bukit Asam Tbk	532	160
Semen Gresik Persero Tbk PT	662	530
Telekomunikasi Indonesia Persero Tbk PT - Class B	11,441	3,011
Other Securities		10,459
		25,104
Luxembourg 0.0%
Other Securities		472
Malaysia 2.4%
Public Bank Bhd	666	3,989
Other Securities		22,316
		26,305
Mexico 2.7%
America Movil SAB de CV - Class L (b)	7,587	5,398
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander - Class B	381	474
Fomento Economico Mexicano SAB de CV (b)	442	3,796
Other Securities		19,702
		29,370
Pakistan 0.0%
Other Securities		303
Peru 0.4%
Other Securities		3,992
Philippines 1.1%
Other Securities		11,943
Poland 1.2%
Santander Bank Polska SA	8	780
Other Securities		12,788
		13,568
Qatar 1.1%
Qatar National Bank	102	5,424
Other Securities		6,496
		11,920
	Shares/Par[1]	Value ($)
Romania 0.1%
Other Securities		657
Russian Federation 3.6%
Gazprom OAO	2,402	5,320
Lukoil OAO	110	7,886
NovaTek PJSC - GDR	21	3,522
Rosneft PJSC	264	1,647
Sberbank of Russia	2,428	6,569
Tatneft OAO	343	3,653
VTB Bank OJSC	726,485	355
Other Securities		10,145
		39,097
Singapore 0.0%
BOC Aviation Ltd.	52	384
South Africa 6.1%
FirstRand Ltd.	763	3,472
Liberty Holdings Ltd.	28	210
Naspers Ltd. - Class N	99	19,727
Nedbank Group Ltd.	89	1,704
Old Mutual Ltd.	1,131	1,759
Sasol Ltd.	125	3,704
Standard Bank Group Ltd.	292	3,625
Other Securities		31,937
		66,138
South Korea 13.0%
Celltrion Inc. (a)	19	3,723
Celltrion Pharm Inc. (a)	4	202
Hyundai Motor Co.	31	3,322
KB Financial Group Inc.	90	3,737
LG Chem Ltd.	10	3,220
NAVER Corp.	32	3,454
POSCO	18	3,840
Posco Chemtech Co. Ltd.	5	285
Posco Daewoo Corp.	10	163
Samsung Electronics Co. Ltd.	1,082	37,491
Samsung Engineering Co. Ltd. (a)	35	551
Shinhan Financial Group Co. Ltd.	97	3,448
SK Hynix Inc.	131	7,111
Other Securities		71,155
		141,702
Taiwan 11.3%
Hon Hai Precision Industry Co. Ltd.	2,965	6,831
Taiwan Semiconductor Manufacturing Co. Ltd.	5,540	40,583
Other Securities		75,633
		123,047
Thailand 2.4%
Airports of Thailand PCL - NVDR	963	1,904
Krung Thai Bank PCL - NVDR	786	464
PTT Exploration & Production PCL - NVDR	314	1,108
PTT PCL - NVDR	2,397	3,434
Other Securities		19,351
		26,261
Turkey 0.6%
Other Securities		6,738
United Arab Emirates 0.7%
Other Securities		8,185
Total Common Stocks (cost $1,034,304)		1,037,449
PREFERRED STOCKS 4.0%
Brazil 2.9%
Banco Bradesco SA (d)	754	7,523
Centrais Eletricas Brasileiras SA - Series B (a)	49	359
Itau Unibanco Holding SA (d)	1,097	10,045
Petroleo Brasileiro SA (d)	876	5,129
Other Securities		8,051
		31,107
Chile 0.1%
Other Securities		1,322
Colombia 0.1%
Other Securities		1,362

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Mexico 0.1%
Other Securities		1,368
Russian Federation 0.1%
AK Transneft OAO	-	259
Other Securities		894
		1,153
South Korea 0.7%
Hyundai Motor Co.	5	333
Hyundai Motor Co.	8	574
LG Chem Ltd.	2	303
Samsung Electronics Co. Ltd.	193	5,485
Other Securities		518
		7,213
Total Preferred Stocks (cost $39,334)		43,525
RIGHTS 0.0%
Taiwan 0.0%
Other Securities		3
Total Rights (cost $0)		3
SHORT TERM INVESTMENTS 2.0%
Investment Companies 0.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (e) (f)	7,971	7,971
	Shares/Par[1]	Value ($)
Securities Lending Collateral 1.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (e) (f)	12,695	12,695
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (g) (h)	760	757
Total Short Term Investments (cost $21,423)		21,423
Total Investments 101.1% (cost $1,095,061)		1,102,400
Other Derivative Instruments (0.0)%		(51)
Other Assets and Liabilities, Net (1.1)%		(12,145)
Total Net Assets 100.0%		1,090,204

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d) Convertible security.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(g) All or a portion of the security is pledged or segregated as collateral.

(h) The coupon rate represents the yield to maturity.

JNL/Mellon Capital Emerging Markets Index Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
E-Mini MSCI Emerging Markets Index	261	March 2019	12,720	(51)	(103)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital European 30 Fund
COMMON STOCKS 95.5%
Belgium 3.3%
Belgacom SA	428	11,596
France 5.2%
Compagnie Generale des Etablissements Michelin	96	9,568
Renault SA	139	8,720
		18,288
Germany 17.4%
Allianz SE	60	12,189
Bayerische Motoren Werke AG	136	11,027
Daimler AG	165	8,720
Hannover Rueck SE	111	15,047
Muenchener Rueckversicherungs AG	64	14,017
		61,000
Italy 11.3%
Enel SpA	2,255	13,093
Snam Rete Gas SpA	2,901	12,731
Terna Rete Elettrica Nazionale SpA	2,410	13,699
		39,523
Netherlands 2.9%
Randstad NV	220	10,122
Norway 8.9%
Equinor ASA	633	13,441
Marine Harvest ASA	837	17,633
		31,074
Spain 10.6%
Banco Bilbao Vizcaya Argentaria SA	1,643	8,783
Enagas SA (a)	491	13,292
Endesa SA	646	14,912
		36,987
Sweden 2.8%
Nordea Bank AB	1,155	9,729
Switzerland 10.2%
Adecco Group AG	181	8,487

	Shares/Par[1]	Value ($)
Novartis AG	168	14,425
Swisscom AG	27	12,811
		35,723
United Kingdom 22.9%
Aviva Plc	2,070	9,930
Barratt Developments Plc	1,614	9,540
BT Group Plc	3,914	11,925
Fiat Chrysler Automobiles NV (b)	701	10,195
Fresnillo Plc	755	8,315
Imperial Brands Plc	338	10,244
SSE Plc	813	11,224
Taylor Wimpey Plc	5,082	8,837
		80,210
Total Common Stocks (cost $400,566)		334,252
PREFERRED STOCKS 4.2%
Switzerland 4.2%
Lindt & Spruengli AG (c)	2	14,549
Total Preferred Stocks (cost $13,287)		14,549
SHORT TERM INVESTMENTS 2.1%
Securities Lending Collateral 2.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (d) (e)	7,185	7,185
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (f) (g)	90	90
Total Short Term Investments (cost $7,275)		7,275
Total Investments 101.8% (cost $421,128)		356,076
Other Derivative Instruments 0.0%		5
Other Assets and Liabilities, Net (1.8)%		(6,164)
Total Net Assets 100.0%		349,917

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Convertible security.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(f) All or a portion of the security is pledged or segregated as collateral.

(g) The coupon rate represents the yield to maturity.

JNL/Mellon Capital European 30 Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Euro STOXX 50	20	March 2019	EUR	603	—	(9)
FTSE 100 Index	4	March 2019	GBP	267	—	(1)
					—	(10)

Forward Foreign Currency Contract

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/USD	UBS	03/20/19	EUR	792	913	6
GBP/USD	HSB	03/20/19	GBP	187	239	2
GBP/USD	UBS	03/20/19	GBP	53	68	1
USD/EUR	CIT	03/20/19	EUR	(273)	(315)	(1)
USD/EUR	RBC	03/20/19	EUR	(147)	(170)	(1)
USD/EUR	SCB	03/20/19	EUR	(213)	(245)	—
USD/GBP	HSB	03/20/19	GBP	(121)	(155)	(1)
USD/GBP	SCB	03/20/19	GBP	(67)	(85)	(1)
					250	5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital Industrials Sector Fund *
COMMON STOCKS 99.1%
Industrials 98.1%
3M Co.	7	1,366
AMETEK Inc.	3	192
Boeing Co.	7	2,152
C.H. Robinson Worldwide Inc.	2	142
Caterpillar Inc.	7	923
Cintas Corp.	1	185
CoStar Group Inc. (a)	-	150
CSX Corp.	10	619
Cummins Inc.	2	254
Deere & Co.	4	557
Dover Corp.	2	128
Eaton Corp. Plc	5	363
Emerson Electric Co.	8	459
Equifax Inc.	1	137
Expeditors International of Washington Inc.	2	145
Fastenal Co.	4	183
FedEx Corp.	3	495
Fortive Corp.	4	249
General Dynamics Corp.	3	484
General Electric Co.	106	804
Harris Corp.	1	193
Honeywell International Inc.	9	1,199
Illinois Tool Works Inc.	4	467
Ingersoll-Rand Plc	3	277
Johnson Controls International Plc	11	335
L3 Technologies Inc.	1	166
Lockheed Martin Corp.	3	820
Norfolk Southern Corp.	3	512
Northrop Grumman Systems Corp.	2	495
PACCAR Inc.	4	246
Parker Hannifin Corp.	2	242
Raytheon Co.	4	534
Republic Services Inc.	3	201
Resideo Technologies Inc. (a)	2	32
Rockwell Automation Inc.	2	227
Roper Industries Inc.	1	336
Stanley Black & Decker Inc.	2	225
Textron Inc.	3	139
TransDigm Group Inc. (a)	1	197
TransUnion LLC	2	128

	Shares/Par[1]	Value ($)
Union Pacific Corp.	9	1,250
United Parcel Service Inc. - Class B	8	826
United Technologies Corp.	10	1,066
Verisk Analytics Inc. (a)	2	209
Waste Connections Inc.	3	242
Waste Management Inc.	5	466
WW Grainger Inc.	1	164
Xylem Inc.	2	146
Other Securities		8,199
		29,526
Information Technology 0.9%
IHS Markit Ltd. (a)	5	231
Other Securities		38
		269
Materials 0.1%
Other Securities		25
Utilities 0.0%
Other Securities		1
Total Common Stocks (cost $35,328)		29,821
INVESTMENT COMPANIES 0.2%
Other Securities		66
Total Investment Companies (cost $65)		66
SHORT TERM INVESTMENTS 1.9%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	183	183
Securities Lending Collateral 1.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (b) (c)	355	355
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (d) (e)	19	19
Total Short Term Investments (cost $557)		557
Total Investments 101.2% (cost $35,950)		30,444
Other Derivative Instruments 0.0%		2
Other Assets and Liabilities, Net (1.2)%		(359)
Total Net Assets 100.0%		30,087

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) The coupon rate represents the yield to maturity.

JNL/Mellon Capital Industrials Sector Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
E-Mini Industrial Select Sector	3	March 2019	201	2	(7)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital Materials Sector Fund *
COMMON STOCKS 99.2%
Materials 99.2%
Air Products & Chemicals Inc.	5	769
Albemarle Corp. (a)	2	183
Alcoa Corp. (b)	4	108
Allegheny Technologies Inc. (b)	3	59
AptarGroup Inc.	1	128
Ashland Global Holdings Inc.	1	97
Avery Dennison Corp.	2	172
Axalta Coating Systems Ltd. (b)	5	111
Ball Corp.	7	329
Bemis Co. Inc.	2	91
Berry Global Group Inc. (b)	3	137
Cabot Corp.	1	59
Celanese Corp. - Class A	3	266
CF Industries Holdings Inc. (a)	5	222
Chemours Co.	4	109
Crown Holdings Inc. (b)	3	123
DowDuPont Inc.	51	2,702
Eagle Materials Inc.	1	63
Eastman Chemical Co.	3	226
Ecolab Inc.	6	840
FMC Corp.	3	218
Freeport-McMoRan Inc. - Class B (a)	30	311
GCP Applied Technologies Inc. (b)	2	37
Graphic Packaging Holding Co. (a)	7	72
Huntsman Corp.	5	90
Ingevity Corp. (b)	1	77
International Flavors & Fragrances Inc. (a)	2	251
International Paper Co.	9	343
Linde Plc	12	1,882
Louisiana-Pacific Corp.	3	69
LyondellBasell Industries NV - Class A	7	603
Martin Marietta Materials Inc.	1	237
Mosaic Co. (a)	8	234
NewMarket Corp.	-	82
Newmont Mining Corp.	12	405
Nucor Corp.	7	359
Olin Corp.	4	73
Owens-Illinois Inc. (b)	3	60
Packaging Corp. of America	2	173
PPG Industries Inc.	5	542

	Shares/Par[1]	Value ($)
Reliance Steel & Aluminum Co.	2	112
Royal Gold Inc.	1	123
RPM International Inc.	3	172
Sealed Air Corp. (a)	3	121
Sherwin-Williams Co.	2	725
Sonoco Products Co.	2	115
Steel Dynamics Inc.	5	154
United States Steel Corp. (a)	4	70
Valvoline Inc.	4	80
Venator Materials Plc (b)	1	6
Vulcan Materials Co.	3	286
WestRock Co.	6	211
WR Grace & Co.	1	86
Other Securities		1,432
Total Common Stocks (cost $20,107)		16,605
RIGHTS 0.0%
Other Securities		1
Total Rights (cost $0)		1
INVESTMENT COMPANIES 0.1%
Other Securities		15
Total Investment Companies (cost $14)		15
SHORT TERM INVESTMENTS 9.6%
Investment Companies 0.4%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	59	59
Securities Lending Collateral 9.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	1,540	1,540
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	8	8
Total Short Term Investments (cost $1,607)		1,607
Total Investments 108.9% (cost $21,728)		18,228
Other Derivative Instruments 0.0%		1
Other Assets and Liabilities, Net (8.9)%		(1,493)
Total Net Assets 100.0%		16,736

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

JNL/Mellon Capital Materials Sector Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
E-Mini Materials Select Sector	2	March 2019	108	1	(1)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital Pacific Rim 30 Fund
COMMON STOCKS 99.1%
Australia 31.7%
AGL Energy Ltd.	470	6,804
Amcor Ltd.	746	6,950
Coles Group Ltd. (a)	258	2,113
Fortescue Metals Group Ltd.	2,206	6,510
GPT Group	2,181	8,191
Newcrest Mining Ltd.	495	7,619
QBE Insurance Group Ltd.	1,066	7,576
Sonic Health Care Ltd.	498	7,749
Stockland	2,586	6,407
Telstra Corp. Ltd.	3,099	6,208
Wesfarmers Ltd.	258	5,844
		71,971
Hong Kong 7.4%
CK Hutchison Holdings Ltd.	708	6,791
CLP Holdings Ltd.	885	10,007
		16,798
Japan 48.9%
Aozora Bank Ltd. (b)	227	6,756
Central Japan Railway Co.	49	10,302
Daicel Corp.	771	7,910
Nissan Motor Co. Ltd.	892	7,139
Nomura Holdings Inc.	1,474	5,618
Nomura Real Estate Holdings Inc.	388	7,100
ORIX Corp.	512	7,449
Sekisui House Ltd.	489	7,277
Shimamura Co. Ltd.	82	6,290
Sompo Holdings Inc.	225	7,625
Sumitomo Electric Industries Ltd.	523	6,924
Tohoku Electric Power Co. Inc.	693	9,127
Tosoh Corp.	383	4,969
Toyota Motor Corp.	136	7,918
West Japan Railway Co.	121	8,512
		110,916
	Shares/Par[1]	Value ($)
New Zealand 4.2%
Spark New Zealand Ltd.	3,435	9,561
Singapore 6.9%
Ascendas REIT	4,269	8,042
Jardine Cycle & Carriage Ltd.	288	7,474
		15,516
Total Common Stocks (cost $268,382)		224,762
INVESTMENT COMPANIES 0.5%
United States of America 0.5%
Vanguard MSCI Pacific ETF (b)	20	1,229
Total Investment Companies (cost $1,217)		1,229
SHORT TERM INVESTMENTS 1.2%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	765	765
Securities Lending Collateral 0.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	1,940	1,940
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	85	85
Total Short Term Investments (cost $2,790)		2,790
Total Investments 100.8% (cost $272,389)		228,781
Other Derivative Instruments 0.0%		9
Other Assets and Liabilities, Net (0.8)%		(1,890)
Total Net Assets 100.0%		226,900

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

JNL/Mellon Capital Pacific Rim 30 Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
ASX SPI 200 Index	4	March 2019	AUD	552	(3)	2
Tokyo Price Index	5	March 2019	JPY	78,567	—	(35)
					(3)	(33)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	CIT	03/20/19	AUD	1,240	875	(22)
JPY/USD	BCL	03/20/19	JPY	164,298	1,508	46
USD/AUD	GSC	03/20/19	AUD	(164)	(116)	3
USD/AUD	HSB	03/20/19	AUD	(121)	(85)	2
USD/AUD	SGA	03/20/19	AUD	(195)	(137)	2
USD/JPY	GSC	03/20/19	JPY	(50,245)	(462)	(14)
USD/JPY	SCB	03/20/19	JPY	(21,604)	(198)	(5)
					1,385	12

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital Real Estate Sector Fund *
COMMON STOCKS 98.4%
Real Estate 98.4%
Alexandria Real Estate Equities Inc.	5	572
American Campus Communities Inc.	6	264
American Tower Corp.	21	3,266
Apartment Investment & Management Co. - Class A	7	321
AvalonBay Communities Inc.	6	1,125
Boston Properties Inc.	7	815
Camden Property Trust	4	380
CBRE Group Inc. - Class A (a)	15	607
Crown Castle International Corp.	19	2,111
Digital Realty Trust Inc.	10	1,027
Douglas Emmett Inc.	8	256
Duke Realty Corp.	17	435
Equinix Inc.	4	1,311
Equity Lifestyle Properties Inc.	4	383
Equity Residential Properties Inc.	17	1,137
Essex Property Trust Inc.	3	758
Extra Space Storage Inc.	6	538
Federal Realty Investment Trust (b)	3	406
Gaming and Leisure Properties Inc.	9	305
HCP Inc.	22	616
Host Hotels & Resorts Inc.	35	581
Invitation Homes Inc.	15	292
Iron Mountain Inc.	13	410
JBG Smith Properties	5	187
Jones Lang LaSalle Inc.	2	268
Kilroy Realty Corp.	5	294
Kimco Realty Corp.	20	287
Lamar Advertising Co. - Class A	4	272
Liberty Property Trust	7	288
Medical Properties Trust Inc.	17	273
Mid-America Apartment Communities Inc.	5	512
National Retail Properties Inc.	7	354
Omega Healthcare Investors Inc.	9	328
ProLogis Inc.	29	1,728
Public Storage	7	1,484
Realty Income Corp.	14	856
	Shares/Par[1]	Value ($)
Regency Centers Corp.	7	417
SBA Communications Corp. (a)	5	870
Simon Property Group Inc.	14	2,433
SL Green Realty Corp.	4	319
Sun Communities Inc.	4	384
UDR Inc.	13	498
Ventas Inc. (b)	17	977
Vereit Inc.	45	322
VICI Properties Inc.	17	323
Vornado Realty Trust	8	499
Welltower Inc.	17	1,208
Weyerhaeuser Co.	36	777
WP Carey Inc. (b)	8	495
Other Securities		11,699
Total Common Stocks (cost $49,229)		46,268
INVESTMENT COMPANIES 0.1%
Other Securities		70
Total Investment Companies (cost $70)		70
SHORT TERM INVESTMENTS 4.7%
Investment Companies 0.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	435	435
Securities Lending Collateral 3.7%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	1,743	1,743
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	20	20
Total Short Term Investments (cost $2,198)		2,198
Total Investments 103.2% (cost $51,497)		48,536
Other Assets and Liabilities, Net (3.2)%		(1,498)
Total Net Assets 100.0%		47,038

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

JNL/Mellon Capital Real Estate Sector Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
E-Mini S&P Real Estate Select Sector	10	March 2019	401	—	(26)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital S&P 500 Index Fund *
COMMON STOCKS 98.0%
Communication Services 10.0%
Alphabet Inc. - Class A (a)	99	103,443
Alphabet Inc. - Class C (a) (b)	102	105,497
AT&T Inc. (b)	2,410	68,776
Comcast Corp. - Class A	1,505	51,231
Facebook Inc. - Class A (a)	795	104,279
Netflix Inc. (a) (b)	144	38,648
Verizon Communications Inc. (b)	1,368	76,917
Walt Disney Co. (b)	493	54,048
Other Securities		106,596
		709,435
Consumer Discretionary 9.8%
Amazon.com Inc. (a) (b)	136	204,265
Home Depot Inc. (b)	374	64,260
McDonald's Corp. (b)	255	45,341
Other Securities		379,134
		693,000
Consumer Staples 7.2%
Coca-Cola Co.	1,268	60,060
PepsiCo Inc. (b)	467	51,636
Philip Morris International Inc.	515	34,363
Procter & Gamble Co.	825	75,827
Walmart Inc.	471	43,881
Other Securities		249,357
		515,124
Energy 5.2%
Chevron Corp.	633	68,829
Exxon Mobil Corp.	1,402	95,592
Other Securities		205,415
		369,836
Financials 13.1%
Bank of America Corp. (b)	3,022	74,465
Bank of New York Mellon Corp. (c)	303	14,241
Berkshire Hathaway Inc. - Class B (a) (b)	644	131,520
Citigroup Inc.	809	42,096
JPMorgan Chase & Co. (b)	1,101	107,487
Wells Fargo & Co.	1,403	64,639
Other Securities		498,710
		933,158
Health Care 15.2%
Abbott Laboratories	582	42,063
AbbVie Inc. (b)	498	45,952
Amgen Inc. (b)	211	41,073
Eli Lilly & Co. (b)	315	36,488
Johnson & Johnson	888	114,600
Medtronic Plc	445	40,438
Merck & Co. Inc.	861	65,790
Pfizer Inc.	1,914	83,545
UnitedHealth Group Inc.	319	79,354
Other Securities		532,256
		1,081,559
Industrials 8.9%
3M Co.	193	36,866
Boeing Co.	176	56,691

	Shares/Par[1]	Value ($)
Union Pacific Corp. (b)	243	33,537
Other Securities		507,884
		634,978
Information Technology 19.7%
Adobe Inc. (a)	161	36,538
Apple Inc. (b)	1,493	235,456
Broadcom Inc.	137	34,810
Cisco Systems Inc. (b)	1,489	64,503
Intel Corp.	1,517	71,187
International Business Machines Corp. (b)	301	34,160
Mastercard Inc. - Class A	300	56,626
Microsoft Corp.	2,559	259,930
Oracle Corp.	852	38,454
PayPal Holdings Inc. (a)	390	32,776
Salesforce.com Inc. (a) (b)	253	34,694
Visa Inc. - Class A	584	77,106
Other Securities		425,894
		1,402,134
Materials 2.7%
DowDuPont Inc.	761	40,693
Other Securities		149,877
		190,570
Real Estate 2.9%
Other Securities		205,799
Utilities 3.3%
Other Securities		232,004
Total Common Stocks (cost $5,398,290)		6,967,597
SHORT TERM INVESTMENTS 8.9%
Investment Companies 1.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	134,053	134,053
Securities Lending Collateral 6.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	78,467	78,467
Repurchase Agreement with CGM, 2.91% (Collateralized by various publicly traded equities with a value of $181,500) acquired on 11/29/17, due 04/02/19 at $171,522	165,000	165,000
Repurchase Agreement with MSC, 2.97% (Collateralized by various publicly traded equities with a value of $275,024) acquired on 12/20/18, due 03/22/19 at $251,898	250,000	250,000
		493,467
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	7,845	7,812
Total Short Term Investments (cost $635,332)		635,332
Total Investments 106.9% (cost $6,033,622)		7,602,929
Other Derivative Instruments 0.0%		1,188
Other Assets and Liabilities, Net (6.9)%		(489,877)
Total Net Assets 100.0%		7,114,240

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Bank of New York Mellon Corp.	18,911	—	2,568	347	1,187	(3,289)	14,241	0.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/Mellon Capital S&P 500 Index Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	1,183	March 2019	149,616	1,188	(1,434)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL S&P 500 Index Fund *
COMMON STOCKS 96.7%
Communication Services 9.8%
Alphabet Inc. - Class A (a)	-	412
Alphabet Inc. - Class C (a)	1	419
AT&T Inc.	10	273
Comcast Corp. - Class A	6	204
Facebook Inc. - Class A (a)	3	415
Netflix Inc. (a)	1	153
Verizon Communications Inc.	6	306
Walt Disney Co.	2	215
Other Securities		423
		2,820
Consumer Discretionary 9.6%
Amazon.com Inc. (a)	1	813
Home Depot Inc.	2	255
McDonald's Corp.	1	181
Other Securities		1,507
		2,756
Consumer Staples 7.2%
Coca-Cola Co.	5	239
PepsiCo Inc.	2	205
Philip Morris International Inc.	2	136
Procter & Gamble Co.	3	301
Walmart Inc.	2	175
Other Securities		991
		2,047
Energy 5.1%
Chevron Corp.	3	274
Exxon Mobil Corp.	6	380
Other Securities		814
		1,468
Financials 13.0%
Bank of America Corp.	12	296
Bank of New York Mellon Corp. (b)	1	56
Berkshire Hathaway Inc. - Class B (a)	3	523
BlackRock Inc.	-	63
Citigroup Inc.	3	167
JPMorgan Chase & Co.	4	429
Wells Fargo & Co.	6	257
Other Securities		1,919
		3,710
Health Care 15.0%
Abbott Laboratories	2	167
AbbVie Inc.	2	183
Amgen Inc.	1	163
Eli Lilly & Co.	1	145
Johnson & Johnson	4	456
Medtronic Plc	2	161
Merck & Co. Inc.	4	262
Pfizer Inc.	8	332
UnitedHealth Group Inc.	1	315
Other Securities		2,120
		4,304
	Shares/Par[1]	Value ($)
Industrials 8.8%
3M Co.	1	147
Boeing Co.	1	224
Honeywell International Inc.	1	129
Union Pacific Corp.	1	134
Other Securities		1,890
		2,524
Information Technology 19.5%
Adobe Inc. (a)	1	145
Apple Inc.	6	936
Broadcom Inc.	1	138
Cisco Systems Inc.	6	256
Intel Corp.	6	283
International Business Machines Corp.	1	136
Mastercard Inc. - Class A	1	226
Microsoft Corp.	10	1,033
Oracle Corp.	3	153
PayPal Holdings Inc. (a)	2	131
Salesforce.com Inc. (a)	1	138
Visa Inc. - Class A	2	306
Other Securities		1,697
		5,578
Materials 2.7%
DowDuPont Inc.	3	162
Other Securities		597
		759
Real Estate 2.8%
Other Securities		814
Utilities 3.2%
Other Securities		918
Total Common Stocks (cost $30,513)		27,698
INVESTMENT COMPANIES 1.6%
iShares Core S&P 500 ETF	2	450
Total Investment Companies (cost $440)		450
SHORT TERM INVESTMENTS 2.0%
Investment Companies 1.8%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	531	531
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (b) (c)	28	28
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (d) (e)	25	25
Total Short Term Investments (cost $584)		584
Total Investments 100.3% (cost $31,537)		28,732
Other Derivative Instruments 0.0%		3
Other Assets and Liabilities, Net (0.3)%		(99)
Total Net Assets 100.0%		28,636

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) The coupon rate represents the yield to maturity.

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Bank of New York Mellon Corp.	14	66	17	1	1	(8)	56	0.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL S&P 500 Index Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	3	March 2019	377	3	(2)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital S&P 400 MidCap Index Fund *
COMMON STOCKS 98.9%
Communication Services 2.5%
Live Nation Inc. (a)	244	11,996
Other Securities		53,312
		65,308
Consumer Discretionary 11.6%
Domino's Pizza Inc.	74	18,315
NVR Inc. (a)	6	14,661
Service Corp. International	318	12,816
Wyndham Destinations Inc.	172	6,174
Wyndham Hotels & Resorts Inc.	176	7,973
Other Securities		246,954
		306,893
Consumer Staples 2.9%
Ingredion Inc.	125	11,461
Other Securities		66,035
		77,496
Energy 3.7%
EQT Corp.	450	8,504
Equitrans Midstream Corp. (a)	365	7,301
Other Securities		81,886
		97,691
Financials 16.2%
Alleghany Corp.	26	16,428
American Financial Group Inc.	124	11,249
Brown & Brown Inc.	414	11,410
East West Bancorp Inc.	254	11,076
FactSet Research Systems Inc.	68	13,546
MarketAxess Holdings Inc.	66	14,022
Reinsurance Group of America Inc.	111	15,552
SEI Investments Co.	233	10,746
WR Berkley Corp.	170	12,556
Other Securities		312,796
		429,381
Health Care 9.9%
Encompass Health Corp.	175	10,774
Molina Healthcare Inc. (a)	110	12,798
Steris Plc	149	15,938
Teleflex Inc.	81	20,980
West Pharmaceutical Services Inc.	131	12,818
Other Securities		188,219
		261,527
Industrials 15.0%
Graco Inc.	295	12,351
IDEX Corp.	135	17,080
Lennox International Inc.	64	13,996
Nordson Corp.	92	11,033
Old Dominion Freight Line Inc.	116	14,295
Teledyne Technologies Inc. (a)	63	13,126
Other Securities		315,926
		397,807
Information Technology 15.3%
CDK Global Inc.	229	10,946
	Shares/Par[1]	Value ($)
Cognex Corp.	304	11,754
Integrated Device Technology Inc. (a)	227	11,006
Leidos Holdings Inc.	266	13,999
PTC Inc. (a)	189	15,629
Trimble Inc. (a)	443	14,589
Tyler Technologies Inc. (a)	68	12,680
Ultimate Software Group Inc. (a)	55	13,485
Zebra Technologies Corp. - Class A (a)	95	15,084
Other Securities		285,065
		404,237
Materials 6.6%
Ashland Global Holdings Inc.	110	7,789
RPM International Inc.	234	13,771
Steel Dynamics Inc.	406	12,185
Valvoline Inc.	336	6,495
Other Securities		133,288
		173,528
Real Estate 9.6%
Camden Property Trust	164	14,475
Kilroy Realty Corp.	178	11,175
Liberty Property Trust	260	10,875
National Retail Properties Inc.	281	13,626
Omega Healthcare Investors Inc.	354	12,432
Other Securities		190,090
		252,673
Utilities 5.6%
Aqua America Inc.	313	10,688
Atmos Energy Corp.	206	19,117
OGE Energy Corp.	353	13,817
UGI Corp.	307	16,365
Other Securities		87,364
		147,351
Total Common Stocks (cost $2,557,899)		2,613,892
SHORT TERM INVESTMENTS 5.2%
Investment Companies 1.0%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	26,130	26,130
Securities Lending Collateral 4.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (b) (c)	111,312	111,312
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (d) (e)	1,650	1,643
Total Short Term Investments (cost $139,085)		139,085
Total Investments 104.1% (cost $2,696,984)		2,752,977
Other Derivative Instruments 0.0%		296
Other Assets and Liabilities, Net (4.1)%		(109,646)
Total Net Assets 100.0%		2,643,627

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) The coupon rate represents the yield to maturity.

JNL/Mellon Capital S&P 400 MidCap Index Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P MidCap 400 E-Mini Index	174	March 2019	29,358	296	(436)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital S&P 1500 Growth Index Fund *
COMMON STOCKS 98.9%
Communication Services 13.1%
Alphabet Inc. - Class A (a)	3	3,482
Alphabet Inc. - Class C (a)	3	3,551
Comcast Corp. - Class A	23	797
Facebook Inc. - Class A (a)	27	3,510
Netflix Inc. (a)	5	1,299
Verizon Communications Inc.	46	2,589
Walt Disney Co.	9	1,012
Other Securities		1,664
		17,904
Consumer Discretionary 12.3%
Amazon.com Inc. (a)	5	6,873
Home Depot Inc.	6	996
McDonald's Corp.	9	1,524
TJX Cos. Inc.	14	619
Other Securities		6,807
		16,819
Consumer Staples 5.2%
Coca-Cola Co.	22	1,045
PepsiCo Inc.	10	1,054
Philip Morris International Inc.	9	589
Procter & Gamble Co.	16	1,423
Other Securities		2,982
		7,093
Energy 3.4%
ConocoPhillips Co.	13	793
Exxon Mobil Corp.	26	1,795
Other Securities		2,114
		4,702
Financials 5.9%
Berkshire Hathaway Inc. - Class B (a)	10	2,118
U.S. Bancorp	17	767
Other Securities		5,265
		8,150
Health Care 18.3%
Abbott Laboratories	20	1,414
AbbVie Inc.	9	805
Amgen Inc.	5	908
Eli Lilly & Co.	11	1,209
Intuitive Surgical Inc. (a)	1	609
Johnson & Johnson	18	2,276
Medtronic Plc	15	1,355
Merck & Co. Inc.	29	2,207
Pfizer Inc.	64	2,812
Thermo Fisher Scientific Inc.	5	997
Other Securities		10,469
		25,061
Industrials 8.8%
3M Co.	3	632
Boeing Co.	6	1,899
CSX Corp.	9	555
Union Pacific Corp.	8	1,128
	Shares/Par[1]	Value ($)
Other Securities		7,792
		12,006
Information Technology 24.0%
Adobe Inc. (a)	5	1,229
Automatic Data Processing Inc.	5	639
Broadcom Inc.	5	1,172
Cisco Systems Inc.	50	2,164
Intel Corp.	34	1,592
Intuit Inc.	3	569
Mastercard Inc. - Class A	10	1,911
Microsoft Corp.	86	8,745
Oracle Corp.	14	643
PayPal Holdings Inc. (a)	13	1,103
Salesforce.com Inc. (a)	9	1,166
Texas Instruments Inc.	7	669
Visa Inc. - Class A	20	2,584
Other Securities		8,611
		32,797
Materials 2.2%
Linde Plc	4	636
Other Securities		2,327
		2,963
Real Estate 3.7%
American Tower Corp.	5	776
Other Securities		4,338
		5,114
Utilities 2.0%
NextEra Energy Inc.	5	919
Other Securities		1,854
		2,773
Total Common Stocks (cost $143,680)		135,382
INVESTMENT COMPANIES 0.0%
Other Securities		3
Total Investment Companies (cost $3)		3
SHORT TERM INVESTMENTS 1.4%
Investment Companies 0.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	1,269	1,269
Securities Lending Collateral 0.4%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (b) (c)	575	575
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (d) (e)	55	55
Total Short Term Investments (cost $1,899)		1,899
Total Investments 100.3% (cost $145,582)		137,284
Other Derivative Instruments 0.0%		4
Other Assets and Liabilities, Net (0.3)%		(480)
Total Net Assets 100.0%		136,808

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) The coupon rate represents the yield to maturity.

JNL/Mellon Capital S&P 1500 Growth Index Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	4	March 2019	501	4	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital S&P 1500 Value Index Fund *
COMMON STOCKS 97.2%
Communication Services 5.2%
AT&T Inc.	23	644
Comcast Corp. - Class A	8	259
Walt Disney Co.	2	223
Other Securities		694
		1,820
Consumer Discretionary 7.5%
Home Depot Inc.	2	325
Nike Inc. - Class B	2	144
Other Securities		2,149
		2,618
Consumer Staples 8.7%
Altria Group Inc.	6	288
Coca-Cola Co.	6	271
Costco Wholesale Corp.	2	277
Mondelez International Inc. - Class A	5	181
PepsiCo Inc.	2	189
Philip Morris International Inc.	3	158
Procter & Gamble Co.	4	313
Walgreens Boots Alliance Inc.	3	171
Walmart Inc.	5	412
Other Securities		799
		3,059
Energy 6.8%
Baker Hughes a GE Co. LLC - Class A	2	33
Chevron Corp.	6	645
EOG Resources Inc.	2	157
Exxon Mobil Corp.	6	394
Schlumberger Ltd.	4	156
Other Securities		1,000
		2,385
Financials 21.5%
Bank of America Corp.	28	698
Bank of New York Mellon Corp. (a)	3	133
Berkshire Hathaway Inc. - Class B (b)	3	641
BlackRock Inc.	1	148
Chubb Ltd.	2	185
Citigroup Inc.	8	395
CME Group Inc.	1	209
Goldman Sachs Group Inc.	1	180
JPMorgan Chase & Co.	10	1,007
Morgan Stanley	4	161
PNC Financial Services Group Inc.	2	168
Synchrony Financial	2	49
Wells Fargo & Co.	13	606
Other Securities		2,977
		7,557
Health Care 11.0%
AbbVie Inc.	2	207
Anthem Inc.	1	211
CVS Health Corp.	4	263
Gilead Sciences Inc.	4	251
Johnson & Johnson	4	440
UnitedHealth Group Inc.	3	744
Other Securities		1,745
		3,861
	Shares/Par[1]	Value ($)
Industrials 10.5%
3M Co.	1	169
Caterpillar Inc.	2	233
Deere & Co.	1	149
General Electric Co.	27	205
Honeywell International Inc.	1	152
Resideo Technologies Inc. (b)	1	7
Other Securities		2,765
		3,680
Information Technology 14.2%
Accenture Plc - Class A	1	151
Apple Inc.	14	2,205
Hewlett Packard Enterprise Co.	5	59
HP Inc.	5	101
Intel Corp.	5	220
International Business Machines Corp.	3	321
Oracle Corp.	4	179
Other Securities		1,754
		4,990
Materials 3.8%
DowDuPont Inc.	7	381
Other Securities		966
		1,347
Real Estate 3.1%
Other Securities		1,108
Utilities 4.9%
Duke Energy Corp.	2	191
Other Securities		1,515
		1,706
Total Common Stocks (cost $37,417)		34,131
RIGHTS 0.0%
Other Securities		—
Total Rights (cost $0)		—
INVESTMENT COMPANIES 0.4%
iShares S&P 500 Value Index Fund	1	116
iShares S&P Mid-Cap 400 Value ETF	-	10
iShares S&P Small-Cap 600 Value ETF	-	4
Total Investment Companies (cost $130)		130
SHORT TERM INVESTMENTS 3.1%
Investment Companies 2.5%
JNL Government Money Market Fund - Institutional Class, 2.31% (a) (c)	864	864
Securities Lending Collateral 0.6%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (a) (c)	215	215
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (d) (e)	8	8
Total Short Term Investments (cost $1,087)		1,087
Total Investments 100.7% (cost $38,634)		35,348
Other Derivative Instruments 0.0%		1
Other Assets and Liabilities, Net (0.7)%		(250)
Total Net Assets 100.0%		35,099

(a) Investment in affiliate.

(b) Non-income producing security.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) The coupon rate represents the yield to maturity.

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Bank of New York Mellon Corp.	40	153	44	2	(1)	(15)	133	0.4

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/Mellon Capital S&P 1500 Value Index Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	1	March 2019	128	1	(2)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital Small Cap Index Fund *
COMMON STOCKS 99.6%
Communication Services 2.0%
Other Securities		42,865
Consumer Discretionary 13.9%
Dorman Products Inc. (a)	93	8,412
Stamps.com Inc. (a)	55	8,539
Steven Madden Ltd.	256	7,761
Strategic Education Inc.	70	7,951
Wolverine World Wide Inc.	306	9,762
Other Securities		257,807
		300,232
Consumer Staples 3.6%
Darling Ingredients Inc. (a)	535	10,300
WD-40 Co. (b)	44	8,150
Other Securities		58,465
		76,915
Energy 3.4%
Other Securities		73,753
Financials 17.7%
American Equity Investment Life Holding Co.	293	8,185
Columbia Banking System Inc.	238	8,640
Community Bank System Inc.	165	9,597
First Financial Bancorp	318	7,536
First Financial Bankshares Inc. (b)	218	12,581
FirstCash Inc.	141	10,202
Glacier Bancorp Inc.	272	10,776
Green Dot Corp. - Class A (a)	153	12,143
Old National Bancorp (b)	485	7,473
RLI Corp.	127	8,735
Selective Insurance Group Inc.	190	11,552
Other Securities		273,779
		381,199
Health Care 11.5%
Amedisys Inc. (a)	94	10,972
AMN Healthcare Services Inc. (a)	151	8,563
Emergent BioSolutions Inc. (a)	144	8,541
HMS Holdings Corp. (a)	271	7,618
LHC Group Inc. (a)	95	8,877
Merit Medical Systems Inc. (a)	178	9,949
Neogen Corp. (a)	168	9,562
Omnicell Inc. (a)	127	7,801
Other Securities		177,342
		249,225
Industrials 18.8%
Aerojet Rocketdyne Holdings Inc. (a)	231	8,153
Axon Enterprise Inc. (a)	188	8,216
Barnes Group Inc.	153	8,198
Exponent Inc.	168	8,504
FTI Consulting Inc. (a)	124	8,244
Hillenbrand Inc.	202	7,668
Moog Inc. - Class A	105	8,155
Proto Labs Inc. (a)	88	9,923
Tetra Tech Inc.	179	9,246
	Shares/Par[1]	Value ($)
Trex Co. Inc. (a)	190	11,262
Other Securities		318,181
		405,750
Information Technology 14.1%
Cabot Microelectronics Corp.	93	8,846
Finisar Corp. (a)	379	8,175
Qualys Inc. (a)	109	8,168
Semtech Corp. (a)	212	9,741
Other Securities		268,392
		303,322
Materials 4.1%
Balchem Corp. (b)	105	8,232
Ingevity Corp. (a)	136	11,341
Quaker Chemical Corp.	43	7,687
Other Securities		62,041
		89,301
Real Estate 7.9%
EastGroup Properties Inc.	117	10,702
PS Business Parks Inc.	65	8,482
Other Securities		150,471
		169,655
Utilities 2.6%
American States Water Co.	119	7,982
Avista Corp.	214	9,088
South Jersey Industries Inc. (b)	275	7,634
Spire Inc. (b)	165	12,199
Other Securities		19,614
		56,517
Total Common Stocks (cost $2,131,879)		2,148,734
RIGHTS 0.0%
Other Securities		178
Total Rights (cost $0)		178
SHORT TERM INVESTMENTS 5.2%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	6,214	6,214
Securities Lending Collateral 4.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	106,282	106,282
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	455	453
Total Short Term Investments (cost $112,949)		112,949
Total Investments 104.8% (cost $2,244,828)		2,261,861
Other Derivative Instruments 0.0%		49
Other Assets and Liabilities, Net (4.8)%		(103,107)
Total Net Assets 100.0%		2,158,803

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

JNL/Mellon Capital Small Cap Index Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
E-Mini Russell 2000 Index	139	March 2019	9,541	49	(165)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital International Index Fund *
COMMON STOCKS 98.2%
Australia 7.1%
Australia & New Zealand Banking Group Ltd.	360	6,204
BHP Group Plc	371	8,906
Commonwealth Bank of Australia (a)	220	11,204
CSL Ltd.	56	7,364
Westpac Banking Corp. (a)	426	7,514
Other Securities		71,533
		112,725
Austria 0.2%
Other Securities		3,676
Belgium 0.9%
Anheuser-Busch InBev NV	95	6,288
Other Securities		8,550
		14,838
China 0.0%
Other Securities		508
Denmark 1.7%
Novo Nordisk A/S - Class B	226	10,388
Other Securities		16,965
		27,353
Finland 1.1%
Other Securities		16,428
France 10.1%
Air Liquide	53	6,650
BNP Paribas SA	140	6,337
L'Oreal SA	31	7,265
LVMH Moet Hennessy Louis Vuitton SE	35	10,295
Sanofi SA	140	12,176
Total SA	299	15,820
Other Securities		101,284
		159,827
Germany 8.1%
Allianz SE	54	10,818
BASF SE	114	8,024
Bayer AG	116	8,128
Covestro AG	24	1,197
Deutsche Telekom AG	415	7,067
SAP SE	122	12,256
Siemens AG	95	10,660
Siemens Healthineers AG (b)	18	757
Other Securities		69,576
		128,483
Hong Kong 3.6%
AIA Group Ltd.	1,504	12,471
Hang Seng Bank Ltd.	96	2,135
Other Securities		42,826
		57,432
Ireland 0.6%
Other Securities		8,767
Israel 0.5%
Other Securities		8,270
Italy 2.0%
Enel SpA	1,020	5,920
Other Securities		25,786
		31,706
Japan 24.0%
Chugai Pharmaceutical Co. Ltd.	27	1,597
Hino Motors Ltd.	33	314
Keyence Corp.	12	6,122
Mitsubishi UFJ Financial Group Inc.	1,471	7,206
Nippon Telegraph & Telephone Corp.	87	3,531
NTT Data Corp.	78	858
NTT DoCoMo Inc.	164	3,701
SoftBank Group Corp.	103	6,809
Sony Corp.	159	7,626
Sony Financial Holdings Inc.	21	390
Toyota Motor Corp.	285	16,522
	Shares/Par[1]	Value ($)
Other Securities		324,121
		378,797
Luxembourg 0.3%
Other Securities		3,794
Macau 0.1%
Other Securities		1,753
Malta 0.0%
Other Securities		—
Netherlands 5.9%
Airbus SE	73	7,025
ASML Holding NV	51	8,050
ING Groep NV	487	5,266
NN Group NV	37	1,473
Royal Dutch Shell Plc - Class A	573	16,884
Royal Dutch Shell Plc - Class B	467	13,945
Unilever NV - CVA	192	10,450
Other Securities		30,533
		93,626
New Zealand 0.2%
Other Securities		3,576
Norway 0.7%
Other Securities		11,475
Portugal 0.2%
Other Securities		2,533
Singapore 1.4%
Other Securities		21,213
Spain 3.0%
Banco Santander SA	2,025	9,286
Endesa SA	39	912
Iberdrola SA	757	6,104
Other Securities		31,684
		47,986
Sweden 2.7%
Other Securities		41,966
Switzerland 9.0%
Nestle SA	382	31,097
Novartis AG	270	23,182
Roche Holding AG	88	21,782
UBS Group AG	479	5,982
Other Securities		60,234
		142,277
United Arab Emirates 0.0%
Other Securities		467
United Kingdom 14.6%
AstraZeneca Plc	158	11,840
BP Plc	2,486	15,751
British American Tobacco Plc	286	9,142
Diageo Plc	306	10,930
GlaxoSmithKline Plc	618	11,768
HSBC Holdings Plc	2,485	20,558
Prudential Plc (c)	324	5,815
Reckitt Benckiser Group Plc	84	6,438
Rio Tinto Plc	146	7,000
Shire Plc	114	6,662
Unilever Plc	142	7,444
Vodafone Group Plc	3,318	6,500
Other Securities		111,373
		231,221
United States of America 0.2%
Other Securities		2,583
Total Common Stocks (cost $1,524,091)		1,553,280
PREFERRED STOCKS 0.7%
Germany 0.6%
Other Securities		8,695
Switzerland 0.1%
Other Securities		1,845
Total Preferred Stocks (cost $10,551)		10,540

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
RIGHTS 0.0%
Spain 0.0%
Other Securities		78
Total Rights (cost $78)		78
SHORT TERM INVESTMENTS 1.3%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	4,150	4,150
Securities Lending Collateral 1.0%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	15,663	15,663
	Shares/Par[1]	Value ($)
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	890	886
Total Short Term Investments (cost $20,699)		20,699
Total Investments 100.2% (cost $1,555,419)		1,584,597
Other Derivative Instruments 0.0%		69
Other Assets and Liabilities, Net (0.2)%		(3,928)
Total Net Assets 100.0%		1,580,738

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Prudential Plc	9,077	70	746	219	382	(2,968)	5,815	0.4

JNL/Mellon Capital International Index Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
ASX SPI 200 Index	16	March 2019	AUD	2,206	(13)	13
Euro STOXX 50	182	March 2019	EUR	5,499	—	(98)
FTSE 100 Index	42	March 2019	GBP	2,800	(4)	(4)
Tokyo Price Index	29	March 2019	JPY	447,945	—	(134)
					(17)	(223)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	CIT	03/20/19	AUD	1,074	758	(19)
EUR/USD	CIT	03/20/19	EUR	183	211	1
EUR/USD	HSB	03/20/19	EUR	297	343	1
EUR/USD	UBS	03/20/19	EUR	3,900	4,496	29
GBP/USD	CIT	03/20/19	GBP	133	171	(1)
GBP/USD	HSB	03/20/19	GBP	1,335	1,709	17
GBP/USD	SCB	03/20/19	GBP	67	86	—
JPY/USD	BCL	03/20/19	JPY	273,379	2,510	76
JPY/USD	UBS	03/20/19	JPY	59,740	548	2
USD/EUR	GSC	03/20/19	EUR	(93)	(107)	(1)
USD/EUR	SCB	03/20/19	EUR	(388)	(448)	(2)
USD/EUR	SCB	03/20/19	EUR	(62)	(72)	—
USD/EUR	UBS	03/20/19	EUR	(212)	(245)	(1)
USD/GBP	GSC	03/20/19	GBP	(137)	(175)	(2)
USD/GBP	SCB	03/20/19	GBP	(132)	(170)	(2)
USD/JPY	CIT	01/07/19	JPY	(54,830)	(500)	(4)
USD/JPY	BCL	03/20/19	JPY	(14,760)	(135)	(1)
USD/JPY	GSC	03/20/19	JPY	(15,690)	(144)	(4)
USD/JPY	SCB	03/20/19	JPY	(28,750)	(264)	(3)
					8,572	86

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital MSCI KLD 400 Social Index Fund *
COMMON STOCKS 99.5%
Communication Services 14.4%
Alphabet Inc. - Class A (a)	1	842
Alphabet Inc. - Class C (a)	1	879
Facebook Inc. - Class A (a)	7	852
Netflix Inc. (a)	1	315
Verizon Communications Inc.	11	626
Walt Disney Co.	4	440
Other Securities		185
		4,139
Consumer Discretionary 8.3%
Booking Holdings Inc. (a)	-	220
Lowe's Cos. Inc.	2	201
McDonald's Corp.	2	372
Nike Inc. - Class B	4	256
Starbucks Corp.	4	235
Other Securities		1,089
		2,373
Consumer Staples 7.5%
Coca-Cola Co.	11	516
Mondelez International Inc. - Class A	4	158
Procter & Gamble Co.	7	617
Other Securities		866
		2,157
Energy 4.0%
ConocoPhillips Co.	3	196
Schlumberger Ltd.	4	135
Other Securities		804
		1,135
Financials 9.9%
American Express Co.	2	188
Bank of New York Mellon Corp. (b)	3	127
Charles Schwab Corp.	3	136
Chubb Ltd.	1	160
CME Group Inc.	1	181
PNC Financial Services Group Inc.	1	146
Other Securities		1,885
		2,823
Health Care 12.9%
AbbVie Inc.	4	377
Amgen Inc.	2	340
Becton Dickinson & Co.	1	163
Biogen Inc. (a)	1	163
Bristol-Myers Squibb Co.	4	227
Cigna Corp.	1	194
Gilead Sciences Inc.	4	218
Merck & Co. Inc.	7	548
Other Securities		1,474
		3,704
Industrials 10.1%
3M Co.	2	302
Caterpillar Inc.	2	204
	Shares/Par[1]	Value ($)
CSX Corp.	2	136
Union Pacific Corp.	2	276
United Parcel Service Inc. - Class B	2	183
Other Securities		1,782
		2,883
Information Technology 23.3%
Accenture Plc - Class A	2	244
Adobe Inc. (a)	1	298
Automatic Data Processing Inc.	1	154
Cisco Systems Inc.	13	549
Hewlett Packard Enterprise Co.	4	53
HP Inc.	4	87
Intel Corp.	12	583
International Business Machines Corp.	3	280
Microsoft Corp.	20	1,993
Nvidia Corp.	2	207
Oracle Corp.	8	364
Salesforce.com Inc. (a)	2	266
Texas Instruments Inc.	3	248
Other Securities		1,358
		6,684
Materials 3.2%
Linde Plc	2	232
Other Securities		678
		910
Real Estate 3.9%
American Tower Corp.	1	187
Simon Property Group Inc.	1	141
Other Securities		795
		1,123
Utilities 2.0%
Other Securities		578
Total Common Stocks (cost $29,919)		28,509
SHORT TERM INVESTMENTS 1.6%
Investment Companies 0.8%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	224	224
Securities Lending Collateral 0.8%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (b) (c)	225	225
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (d) (e)	10	10
Total Short Term Investments (cost $459)		459
Total Investments 101.1% (cost $30,378)		28,968
Other Derivative Instruments 0.0%		1
Other Assets and Liabilities, Net (1.1)%		(317)
Total Net Assets 100.0%		28,652

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) The coupon rate represents the yield to maturity.

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Bank of New York Mellon Corp.	78	71	4	2	1	(19)	127	0.4

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/Mellon Capital MSCI KLD 400 Social Index Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	1	March 2019	128	1	(2)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital Bond Index Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 2.0%
American Express Credit Account Master Trust
Series 2017-A-1, 1.93%, 02/18/20	700	692
BMW Vehicle Owner Trust
Series 2018-A4-A, 2.51%, 10/25/21	1,000	984
Capital One Multi-Asset Execution Trust
Series 2016-A4-A4, 1.33%, 08/15/19	1,200	1,188
CarMax Auto Owner Trust
Series 2017-A4-2, 2.25%, 05/17/21	1,000	988
CFCRE Commercial Mortgage Trust
Series 2017-A4-C8, REMIC, 3.57%, 05/17/27	1,250	1,234
Chase Issuance Trust
Series 2015-A4-A4, 1.84%, 04/15/20	500	493
Citibank Credit Card Issuance Trust
Series 2014-A1-A1, 2.88%, 01/21/21	300	300
Citigroup Commercial Mortgage Trust
Series 2014-A4-GC23, REMIC, 3.62%, 07/12/24	500	505
Series 2015-A3-GC33, REMIC, 3.52%, 08/10/25	700	698
COMM Mortgage Trust
Series 2015-A2-DC1, REMIC, 2.87%, 01/10/20	485	483
Series 2013-A4-CR11, REMIC, 4.26%, 09/12/23	650	676
Series 2014-A4-UBS3, REMIC, 3.82%, 05/10/24	500	510
Commercial Mortgage Trust
Series 2014-A3-UBS3, REMIC, 3.55%, 04/12/24	500	500
Series 2014-AM-UBS4, REMIC, 3.97%, 07/12/24	400	402
Series 2015-A4-DC1, REMIC, 3.08%, 12/12/24	500	488
Series 2015-A4-LC19, REMIC, 3.18%, 01/10/25	1,000	986
Discover Card Execution Note Trust
Series 2018-A5-A5, 3.32%, 09/15/21	625	633
Series 2017-A2-A2, 2.39%, 01/18/22	1,000	983
Ford Credit Auto Owner Trust
Series 2016-A4-A, 1.60%, 06/15/21	1,000	991
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-A5-C10, REMIC, 3.14%, 02/17/23	1,000	992
Morgan Stanley Capital I Trust
Series 2017-A4-H1, REMIC, 3.26%, 03/17/27	500	483
SG Commercial Mortgage Securities Trust
Series 2016-A4-C5, REMIC, 3.06%, 06/12/26	1,000	952
Wells Fargo Commercial Mortgage Trust
Series 2017-A2-RC1, REMIC, 3.12%, 02/17/22	500	497
Series 2018-A5-C44, REMIC, 4.21%, 04/17/28	1,000	1,034
Other Securities		3,887
Total Non-U.S. Government Agency Asset-Backed Securities (cost $21,985)		21,579
CORPORATE BONDS AND NOTES 25.1%
Communication Services 2.2%
21st Century Fox America Inc.
4.50%, 02/15/21	400	411
3.00%, 09/15/22	350	346
6.20%, 12/15/34	50	61
6.15%, 02/15/41	550	698
AT&T Inc.
2.45% - 2.80%, 06/30/20 - 02/17/21	685	676
3.00% - 4.25%, 06/30/22 - 03/01/27	320	312
3.40%, 05/15/25 (a)	200	189
4.50%, 05/15/35	950	866
4.35% - 6.35%, 03/15/40 - 03/01/57	1,330	1,252
4.50%, 03/09/48	656	565
Charter Communications Operating LLC
3.58%, 07/23/20	500	500
4.91%, 07/23/25	640	636
6.48%, 10/23/45	210	214
5.75%, 04/01/48	100	94
Telefonica Emisiones SAU
5.13%, 04/27/20	350	357
Telefonica Europe BV
8.25%, 09/15/30	500	639
Verizon Communications Inc.
1.75%, 08/15/21	500	483
2.45% - 5.15%, 03/16/22 - 03/16/27	1,408	1,403
4.86%, 08/21/46	850	836
	Shares/Par[1]	Value ($)
4.50% - 5.25%, 08/10/33 - 08/21/54	935	930
Other Securities		11,967
		23,435
Consumer Discretionary 1.3%
Amazon.com Inc.
2.50%, 11/29/22	200	195
3.15%, 08/22/27	1,140	1,101
3.88% - 4.25%, 08/22/37 - 08/22/57	490	482
Home Depot Inc.
2.00%, 04/01/21	310	303
3.00%, 04/01/26	500	484
5.88%, 12/16/36	600	719
3.50%, 09/15/56	200	168
Other Securities		10,242
		13,694
Consumer Staples 1.5%
Anheuser-Busch InBev Worldwide Inc.
4.38%, 02/15/21	200	203
2.50%, 07/15/22	300	286
3.65%, 02/01/26 (b)	975	920
4.70% - 4.90%, 02/01/36 - 02/01/46 (b)	1,072	995
Other Securities		13,595
		15,999
Energy 2.6%
Baker Hughes a GE Co. LLC
2.77% - 3.34%, 12/15/22 - 12/15/27	900	849
Devon Energy Corp.
4.00%, 07/15/21	750	751
5.85%, 12/15/25	57	60
Pemex Project Funding Master Trust
6.63%, 06/15/35	150	131
Petroleos Mexicanos
6.00%, 03/05/20	500	509
5.50%, 01/21/21	700	699
5.35% - 6.88%, 08/04/26 - 02/12/28	825	774
5.50% - 6.75%, 06/27/44 - 09/21/47	1,120	867
Other Securities		23,670
		28,310
Financials 7.8%
AerCap Ireland Capital Ltd.
3.95%, 02/01/22 (a)	750	737
3.30% - 3.88%, 01/23/23 - 01/23/28	600	548
American Express Co.
2.65% - 3.00%, 12/02/22 - 10/30/24	900	867
American Express Credit Corp.
3.30%, 05/03/27	300	292
Bank of America Corp.
2.25% - 5.00%, 04/21/20 - 05/13/21	900	909
2.37%, 07/21/21 (c)	140	137
2.82%, 07/21/23 (c)	800	775
3.00%, 12/20/23	1,300	1,262
2.74% - 4.00%, 01/23/22 - 01/22/25	690	683
4.20%, 08/26/24	750	744
4.25%, 10/22/26	750	730
3.59%, 07/21/28	750	713
4.44%, 01/20/48 (c)	120	115
3.95% - 6.11%, 03/05/29 - 01/23/49	765	772
Bank One Corp.
8.00%, 04/29/27	200	247
Capital One Financial Corp.
3.50%, 06/15/23	550	539
Citibank NA
2.13%, 10/20/20	500	490
Citigroup Inc.
2.40%, 02/18/20	850	841
2.90%, 12/08/21	250	246
4.50%, 01/14/22	750	767
2.75% - 5.50%, 04/25/22 - 07/25/28	1,450	1,433
3.20%, 10/21/26	780	720
3.67% - 3.89%, 01/10/28 - 07/24/28 (c)	610	580
3.88% - 5.88%, 04/23/29 - 07/23/48	904	951
Credit Suisse AG
3.00%, 10/29/21	500	493

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
3.63%, 09/09/24	250	245
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	1,000	990
4.88%, 05/15/45	250	247
GE Capital International Funding Co.
2.34%, 11/15/20	500	483
3.37%, 11/15/25	500	445
4.42%, 11/15/35	350	294
General Electric Capital Corp.
5.50%, 01/08/20	700	708
2.20%, 01/09/20 (a)	250	245
4.38%, 09/16/20	550	549
3.45%, 05/15/24	350	324
6.88%, 01/10/39	300	314
Goldman Sachs Group Inc.
2.60% - 5.38%, 03/15/20 - 07/27/21	1,225	1,248
3.63% - 4.25%, 01/22/23 - 01/26/27	1,010	977
3.75%, 05/22/25	1,000	957
3.81% - 6.75%, 04/23/29 - 10/21/45	1,320	1,409
HSBC Holdings Plc
2.95% - 5.10%, 03/08/21 - 05/25/21	945	948
3.26%, 03/13/23 (c)	400	392
4.25%, 03/14/24	150	150
7.63%, 05/17/32	650	819
6.10%, 01/14/42 (a)	300	349
JPMorgan Chase & Co.
2.25% - 4.40%, 01/23/20 - 08/15/21	2,600	2,577
3.38%, 05/01/23	750	736
2.78% - 3.80%, 01/25/23 - 05/01/28	2,085	2,030
3.96% - 5.60%, 04/23/29 - 11/15/48	990	1,031
JPMorgan Chase Bank NA
3.51% - 3.90%, 01/23/29 - 01/23/49	305	282
Morgan Stanley
5.50%, 01/26/20	750	767
2.80% - 5.75%, 06/16/20 - 01/25/21	600	616
3.13% - 6.25%, 01/23/23 - 01/20/27	1,350	1,335
4.00%, 07/23/25	750	740
4.35%, 09/08/26	650	632
4.38% - 6.38%, 07/24/42 - 01/22/47	500	558
PNC Bank NA
2.00%, 05/19/20	250	246
4.20%, 11/01/25	300	306
PNC Financial Services Group Inc.
2.60%, 07/21/20	650	644
3.15%, 05/19/27	400	383
Synchrony Financial
4.25%, 08/15/24	250	229
Other Securities		42,960
		84,756
Health Care 3.0%
Amgen Inc.
2.60% - 3.63%, 05/11/22 - 08/19/26	630	608
4.66%, 06/15/51	808	762
Biogen Inc.
2.90%, 09/15/20	660	655
4.05%, 09/15/25	140	140
Gilead Sciences Inc.
2.55% - 4.40%, 09/01/20 - 12/01/21	440	444
1.95%, 03/01/22	200	192
3.65%, 03/01/26	750	735
2.95%, 03/01/27 (a)	150	139
4.15% - 4.80%, 04/01/44 - 03/01/47	550	538
Other Securities		27,983
		32,196
Industrials 1.6%
General Electric Co.
2.70%, 10/09/22	250	232
Other Securities		17,404
		17,636
Information Technology 2.0%
Apple Inc.
2.85%, 05/06/21	300	300
2.40%, 05/03/23	650	628
2.30% - 3.45%, 02/09/22 - 11/13/27	1,750	1,701
	Shares/Par[1]	Value ($)
4.65%, 02/23/46	695	737
3.75% - 4.25%, 02/09/47 - 11/13/47	220	208
Microsoft Corp.
2.38% - 3.30%, 02/06/22 - 02/06/27	1,090	1,079
3.13%, 11/03/25	680	673
3.95% - 5.30%, 11/03/35 - 02/06/57	1,522	1,595
Other Securities		14,932
		21,853
Materials 0.6%
Other Securities		6,549
Real Estate 0.8%
Other Securities		8,773
Utilities 1.7%
Other Securities		18,197
Total Corporate Bonds And Notes (cost $278,575)		271,398
GOVERNMENT AND AGENCY OBLIGATIONS 72.7%
Commercial Mortgage-Backed Securities 0.8%
Federal Home Loan Mortgage Corp.
Series A2-K014, REMIC, 3.87%, 04/25/21	988	1,005
Series A2-K017, REMIC, 2.87%, 12/25/21	359	358
Series A1-K032, REMIC, 3.02%, 02/25/23	162	162
Series A2-K032, REMIC, 3.31%, 05/25/23 (c)	550	558
Series A2-K033, REMIC, 3.06%, 07/25/23 (c)	500	502
Series A2-K039, REMIC, 3.30%, 07/25/24	1,000	1,013
Series A2-K046, REMIC, 3.21%, 03/25/25	1,000	1,006
Series A2-K047, REMIC, 3.33%, 05/25/25	500	507
Series A2-K062, REMIC, 3.41%, 12/25/26	500	506
Federal National Mortgage Association
Series 2013-APT-M14, REMIC, 2.64%, 04/25/23 (c)	317	313
Series 2016-A2-M1, REMIC, 2.94%, 01/25/26 (c)	1,367	1,345
Series 2017-A2-M2, REMIC, 2.78%, 02/25/27 (c)	1,000	965
Series 2018-A2-M1, REMIC, 2.99%, 12/25/27 (c)	500	486
		8,726
Mortgage-Backed Securities 28.4%
Federal Home Loan Mortgage Corp.
3.50% - 5.00%, 04/01/19 - 07/01/21	288	293
2.50% - 6.50%, 09/01/22 - 12/01/28	5,060	5,055
TBA, 3.00% - 4.50%, 01/15/33 - 02/15/48 (d)	2,725	2,790
2.00% - 6.50%, 01/01/29 - 10/01/48	60,837	61,276
2.50% - 4.00%, 12/01/31 - 01/01/47	3,568	3,515
TBA, 3.50%, 01/15/48 (d)	5,650	5,647
TBA, 4.00%, 01/15/48 (d)	6,500	6,624
Federal National Mortgage Association
2.50% - 5.50%, 03/01/19 - 12/01/21	58	58
2.00% - 6.00%, 01/01/22 - 11/01/28	7,340	7,345
3.50%, 03/01/26	122	124
2.00% - 5.00%, 02/01/31 - 12/01/46	3,907	3,911
2.00% - 7.50%, 01/01/29 - 11/01/48	92,699	93,508
TBA, 3.50%, 01/15/48 (d)	11,825	11,820
TBA, 4.00%, 01/15/48 (d)	9,025	9,200
TBA, 3.00% - 4.50%, 01/15/32 - 02/15/48 (d)	4,850	4,946
Government National Mortgage Association
2.50% - 4.50%, 12/15/24 - 11/20/28	1,014	1,013
2.50%, 08/20/27	64	63
TBA, 3.50% - 5.00%, 02/15/44 - 01/15/49 (d)	2,350	2,425
TBA, 3.50%, 01/15/46 (d)	12,550	12,636
2.50% - 4.00%, 12/20/45 - 11/20/46	4,280	4,270
2.50% - 8.50%, 05/20/29 - 08/20/48	55,418	56,382
TBA, 3.00%, 01/15/48 (d)	6,350	6,254
TBA, 4.00%, 01/15/48 (d)	5,050	5,171
TBA, 4.50%, 01/15/48 (d)	3,075	3,180
		307,506
Municipal 0.8%
Tennessee Valley Authority
5.25% - 5.38%, 09/15/39 - 04/01/56	500	662
Other Securities		8,210
		8,872
Sovereign 3.5%
Mexico Government International Bond
3.50%, 01/21/21	900	896
3.60%, 01/30/25	230	220

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
4.60% - 8.30%, 08/15/31 - 01/23/46	1,606	1,622
Other Securities		34,797
		37,535
U.S. Government Agency Obligations 1.3%
Federal Home Loan Bank
1.38%, 02/18/21 (a) (e)	1,400	1,368
1.13% - 4.13%, 03/13/20 - 07/14/21 (e)	2,750	2,726
2.88%, 09/13/24 (e)	300	303
Federal Home Loan Mortgage Corp.
1.40% - 2.50%, 08/22/19 - 04/23/20 (e)	1,000	995
1.13% - 1.38%, 05/01/20 - 08/12/21 (a) (e)	1,550	1,512
2.38%, 01/13/22 (e)	500	498
2.75%, 06/19/23 (a) (e)	500	503
6.75%, 09/15/29 (a) (e)	60	80
6.25% - 6.75%, 03/15/31 - 07/15/32 (e)	325	439
Federal National Mortgage Association
1.25% - 1.70%, 01/27/20 - 08/17/21 (e)	2,500	2,463
2.63%, 09/06/24 (e)	500	499
6.63% - 7.25%, 05/15/30 - 11/15/30 (e)	1,171	1,601
Other Securities		905
		13,892
U.S. Treasury Securities 37.9%
U.S. Treasury Bond
8.13% - 8.50%, 02/15/20 - 08/15/21	2,000	2,206
5.25% - 6.63%, 02/15/27 - 11/15/28	4,440	5,610
3.75%, 11/15/43	2,590	2,929
3.63%, 02/15/44	3,075	3,414
3.38%, 05/15/44	2,930	3,124
3.13%, 08/15/44	2,875	2,938
2.88%, 11/15/46	2,055	2,004
2.25% - 5.38%, 02/15/31 - 11/15/48	52,224	53,608
U.S. Treasury Note
1.38%, 02/29/20	3,135	3,091
2.63%, 08/15/20	2,878	2,882
2.75%, 09/30/20	2,825	2,836
2.88%, 10/31/20 (a)	2,500	2,516
2.63%, 11/15/20	3,088	3,093
1.13% - 3.63%, 01/31/20 - 12/15/21	101,705	100,906
1.38%, 01/31/21	2,880	2,814
1.13%, 02/28/21	3,060	2,972
2.63%, 05/15/21	3,190	3,200
2.75%, 08/15/21	3,000	3,021
1.25% - 1.75%, 10/31/21 - 11/30/21	3,300	3,203
2.00%, 12/31/21	2,950	2,910
1.88%, 01/31/22	3,170	3,114
1.25% - 3.00%, 12/31/21 - 08/15/28	91,580	90,200
1.88%, 03/31/22	3,000	2,944
1.63%, 11/15/22	3,420	3,310
2.00%, 11/30/22	4,060	3,987
2.13%, 12/31/22	3,390	3,342
1.75%, 01/31/23	2,905	2,821
2.38%, 01/31/23	3,515	3,499
2.50%, 03/31/23	3,040	3,040
2.75%, 04/30/23	3,030	3,061
1.75%, 05/15/23	4,320	4,186
2.63%, 06/30/23 (a)	2,080	2,091
2.75%, 07/31/23	3,000	3,032
1.63% - 2.13%, 10/31/23 - 11/30/23	2,980	2,902
2.75%, 11/15/23	3,390	3,428

	Shares/Par[1]	Value ($)
2.50%, 05/15/24	3,234	3,229
2.38%, 08/15/24	5,290	5,243
2.25%, 11/15/24	4,290	4,218
2.13%, 05/15/25	3,435	3,343
2.88%, 07/31/25	2,925	2,976
2.25%, 11/15/25	3,045	2,978
2.88%, 11/30/25	3,000	3,054
1.63%, 02/15/26	3,835	3,591
1.63%, 05/15/26	4,850	4,530
1.50%, 08/15/26	4,415	4,073
2.00%, 11/15/26	4,680	4,470
2.25%, 02/15/27	5,000	4,856
2.38%, 05/15/27	4,275	4,188
2.25%, 11/15/27	3,280	3,169
2.75%, 02/15/28	4,460	4,484
2.88%, 05/15/28 (a)	4,075	4,139
3.13%, 11/15/28	3,650	3,788
		410,563
Total Government And Agency Obligations (cost $793,153)		787,094
SHORT TERM INVESTMENTS 7.6%
Investment Companies 6.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (f) (g)	68,101	68,101
Securities Lending Collateral 1.3%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (f) (g)	14,256	14,256
Total Short Term Investments (cost $82,357)		82,357
Total Investments 107.4% (cost $1,176,070)		1,162,428
Total Forward Sales Commitments (0.4)% (proceeds $3,851)		(3,861)
Other Assets and Liabilities, Net (7.0)%		(76,233)
Total Net Assets 100.0%		1,082,334

(a) All or portion of the security was on loan.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $6,229 and 0.6%, respectively.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $70,071.

(e) The security is a direct debt of the agency and not collateralized by mortgages.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

	Shares/Par[1]	Value ($)
FORWARD SALES COMMITMENTS (0.4%)
GOVERNMENT AND AGENCY OBLIGATIONS (0.4%)
Mortgage-Backed Securities (0.4%)
Federal Home Loan Mortgage Corp.
TBA, 2.50%, 01/15/30 (a)	(300)	(293)
TBA, 3.00%, 02/15/30 (a)	(250)	(249)
TBA, 2.50%, 01/15/33 (a)	(150)	(146)
TBA, 2.50%, 01/15/44 (a)	(125)	(118)
TBA, 3.00%, 02/15/44 (a)	(400)	(390)
TBA, 5.50%, 01/15/45 (a)	(100)	(105)
	Shares/Par[1]	Value ($)
Federal National Mortgage Association
TBA, 3.00%, 02/15/31 (a)	(100)	(100)
TBA, 2.50%, 01/15/33 (a)	(150)	(147)
TBA, 4.50%, 01/15/33 (a)	(100)	(102)
TBA, 2.50%, 01/15/44 (a)	(250)	(237)
TBA, 5.50%, 01/15/45 (a)	(250)	(265)
TBA, 5.00%, 01/15/48 (a)	(200)	(210)
Government National Mortgage Association
TBA, 3.00%, 01/15/47 (a)	(50)	(49)
TBA, 5.00%, 01/15/48 (a)	(400)	(415)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
TBA, 5.50%, 01/15/48 (a)	(975)	(1,035)
Total Government And Agency Obligations (proceeds $3,851)		(3,861)
Total Forward Sales Commitments (0.4%) (proceeds $3,851)		(3,861)

(a) All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2018, the total proceeds for investments sold on a delayed delivery basis was $3,851.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Mellon Capital Utilities Sector Fund
COMMON STOCKS 99.0%
Utilities 99.0%
AES Corp.	135	1,947
Allete Inc.	11	805
Alliant Energy Corp.	48	2,010
Ameren Corp.	50	3,242
American Electric Power Co. Inc.	100	7,510
American States Water Co.	8	508
American Water Works Co. Inc.	37	3,337
Aqua America Inc.	36	1,239
AquaVenture Holdings Ltd. (a)	2	45
Atmos Energy Corp.	23	2,098
Avista Corp.	14	579
Black Hills Corp.	11	691
California Water Service Group (b)	10	478
CenterPoint Energy Inc.	101	2,849
Chesapeake Utilities Corp.	3	282
Clearway Energy Inc. - Class A	7	112
Clearway Energy Inc. - Class C	15	254
CMS Energy Corp.	58	2,885
Connecticut Water Services Inc.	2	168
Consolidated Edison Inc.	63	4,847
Dominion Energy Inc.	134	9,589
DTE Energy Co.	37	4,084
Duke Energy Corp.	145	12,534
Edison International	66	3,768
El Paso Electric Co.	8	426
Entergy Corp.	37	3,170
Evergy Inc.	55	3,141
Eversource Energy	65	4,199
Exelon Corp.	197	8,880
FirstEnergy Corp.	99	3,717
Hawaiian Electric Industries Inc.	22	820
IDACORP Inc.	10	960
MDU Resources Group Inc.	38	909
MGE Energy Inc.	7	434
Middlesex Water Co.	3	182
National Fuel Gas Co.	16	814
New Jersey Resources Corp.	18	826
NextEra Energy Inc.	96	16,715
NextEra Energy Partners LP (b)	11	483
NiSource Inc.	74	1,873
Northwest Natural Holding Co. (b)	6	345
NorthWestern Corp.	10	602
NRG Energy Inc.	62	2,465
OGE Energy Corp.	41	1,593
ONE Gas Inc.	11	857

	Shares/Par[1]	Value ($)
Ormat Technologies Inc. (b)	7	393
Otter Tail Corp.	7	367
Pattern Energy Group Inc. - Class A (b)	17	309
PG&E Corp. (a)	106	2,520
Pinnacle West Capital Corp.	23	1,942
PNM Resources Inc.	16	658
Portland General Electric Co.	18	839
PPL Corp.	142	4,037
Public Service Enterprise Group Inc.	103	5,360
SCANA Corp.	28	1,318
Sempra Energy	56	6,029
SJW Corp.	5	266
South Jersey Industries Inc. (b)	18	490
Southern Co.	207	9,080
Southwest Gas Corp.	10	773
Spire Inc. (b)	10	772
TerraForm Power Inc. - Class A	13	149
UGI Corp.	35	1,888
Unitil Corp.	3	144
Vectren Corp. (b)	17	1,229
Vistra Energy Corp. (a)	69	1,571
WEC Energy Group Inc.	64	4,452
Xcel Energy Inc.	104	5,111
York Water Co.	3	88
Total Common Stocks (cost $168,258)		169,057
INVESTMENT COMPANIES 0.0%
Vanguard Utilities ETF	1	63
Total Investment Companies (cost $66)		63
SHORT TERM INVESTMENTS 2.3%
Investment Companies 0.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	1,134	1,134
Securities Lending Collateral 1.6%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	2,682	2,682
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	44	44
Total Short Term Investments (cost $3,860)		3,860
Total Investments 101.3% (cost $172,184)		172,980
Other Assets and Liabilities, Net (1.3)%		(2,269)
Total Net Assets 100.0%		170,711

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

JNL/Mellon Capital Utilities Sector Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
E-Mini Utilities Select Sector	16	March 2019	911	—	(59)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/MFS Mid Cap Value Fund *
COMMON STOCKS 98.9%
Communication Services 1.5%
Other Securities		18,102
Consumer Discretionary 8.9%
Other Securities		106,661
Consumer Staples 5.5%
Coca-Cola European Partners Plc	225	10,319
Other Securities		55,195
		65,514
Energy 6.4%
Marathon Petroleum Corp.	177	10,456
Pioneer Natural Resources Co.	83	10,966
Plains GP Holdings LP - Class A (a)	498	10,010
Other Securities		44,992
		76,424
Financials 21.2%
Aon Plc - Class A	74	10,824
Arthur J Gallagher & Co.	159	11,701
Assurant Inc.	109	9,734
Comerica Inc.	166	11,378
Discover Financial Services	179	10,561
Everest Re Group Ltd.	48	10,454
Hartford Financial Services Group Inc.	391	17,359
Huntington Bancshares Inc.	1,094	13,037
KeyCorp	896	13,244
M&T Bank Corp.	69	9,825
NASDAQ Inc.	197	16,097
Northern Trust Corp.	137	11,479
Raymond James Financial Inc.	136	10,126
Signature Bank	113	11,652
SunTrust Banks Inc.	244	12,292
TD Ameritrade Holding Corp.	231	11,316
Other Securities		64,242
		255,321
Health Care 5.9%
Quest Diagnostics Inc.	138	11,484
Universal Health Services Inc. - Class B	100	11,617
Zimmer Biomet Holdings Inc.	121	12,576
Other Securities		34,862
		70,539
Industrials 11.5%
Delta Air Lines Inc.	229	11,408
Eaton Corp. Plc	161	11,054
HD Supply Holdings Inc. (a)	339	12,700
Kansas City Southern	107	10,190
Stanley Black & Decker Inc.	112	13,365
Other Securities		79,273
		137,990
Information Technology 12.4%
Amdocs Ltd.	223	13,086
Analog Devices Inc.	136	11,706
Fidelity National Information Services Inc.	147	15,093
Keysight Technologies Inc. (a)	194	12,054
Maxim Integrated Products Inc.	197	10,008
Nice Ltd. - ADR (a) (b)	97	10,443
Other Securities		77,075
		149,465
Materials 8.3%
Berry Global Group Inc. (a)	222	10,562
Eastman Chemical Co.	158	11,565
PPG Industries Inc.	106	10,830
Other Securities		67,095
		100,052
Real Estate 7.3%
Life Storage Inc.	163	15,148
Medical Properties Trust Inc.	751	12,071
Mid-America Apartment Communities Inc.	111	10,591
Sun Communities Inc.	101	10,222
WP Carey Inc.	170	11,105
	Shares/Par[1]	Value ($)
Other Securities		28,024
		87,161
Utilities 10.0%
CenterPoint Energy Inc.	365	10,309
CMS Energy Corp.	253	12,556
Eversource Energy	186	12,111
Pinnacle West Capital Corp.	156	13,323
Public Service Enterprise Group Inc.	278	14,454
Southern Co.	235	10,332
WEC Energy Group Inc.	142	9,832
Other Securities		37,500
		120,417
Total Common Stocks (cost $1,321,219)		1,187,646
SHORT TERM INVESTMENTS 1.7%
Investment Companies 1.0%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	12,293	12,293
Securities Lending Collateral 0.7%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	8,308	8,308
Total Short Term Investments (cost $20,601)		20,601
Total Investments 100.6% (cost $1,341,820)		1,208,247
Other Assets and Liabilities, Net (0.6)%		(6,875)
Total Net Assets 100.0%		1,201,372

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Morningstar Wide Moat Index Fund
COMMON STOCKS 97.5%
Communication Services 8.5%
Comcast Corp. - Class A	346	11,771
Facebook Inc. - Class A (a)	84	10,996
John Wiley & Sons Inc. - Class A	113	5,283
Walt Disney Co.	116	12,769
		40,819
Consumer Discretionary 7.8%
Amazon.com Inc. (a)	7	10,796
McDonald's Corp.	41	7,215
Polaris Industries Inc.	74	5,640
Starbucks Corp.	211	13,598
		37,249
Consumer Staples 15.0%
Campbell Soup Co. (b)	329	10,836
General Mills Inc.	314	12,223
Hershey Co.	64	6,903
Kellogg Co.	101	5,775
Mondelez International Inc. - Class A	295	11,820
PepsiCo Inc.	59	6,518
Philip Morris International Inc.	155	10,373
Procter & Gamble Co.	79	7,230
		71,678
Financials 12.0%
BlackRock Inc.	30	11,646
Charles Schwab Corp.	277	11,509
State Street Corp.	174	10,970
T. Rowe Price Group Inc.	125	11,572
Wells Fargo & Co.	253	11,668
		57,365
Health Care 21.2%
Allergan Plc	75	10,039
AmerisourceBergen Corp.	148	11,022
Biogen Inc. (a)	39	11,636
Bristol-Myers Squibb Co.	117	6,079
Cardinal Health Inc.	238	10,629
Cigna Corp.	—	19
Gilead Sciences Inc.	179	11,224
McKesson Corp.	100	11,044
Medtronic Plc	134	12,173
Pfizer Inc.	153	6,678
Zimmer Biomet Holdings Inc.	106	11,001
		101,544
Industrials 6.0%
Caterpillar Inc.	49	6,263
	Shares/Par[1]	Value ($)
Emerson Electric Co.	101	6,044
Equifax Inc.	63	5,869
General Dynamics Corp.	33	5,235
United Technologies Corp.	52	5,505
		28,916
Information Technology 19.9%
Applied Materials Inc.	352	11,516
Blackbaud Inc.	92	5,777
Guidewire Software Inc. (a)	72	5,809
Intel Corp.	273	12,831
KLA-Tencor Corp.	131	11,686
Microchip Technology Inc. (b)	165	11,842
Microsoft Corp.	59	5,988
Salesforce.com Inc. (a)	87	11,893
ServiceNow Inc. (a)	35	6,139
Western Union Co.	687	11,724
		95,205
Materials 2.0%
Compass Minerals International Inc.	227	9,466
Real Estate 2.4%
Jones Lang LaSalle Inc.	93	11,810
Utilities 2.7%
Dominion Energy Inc.	179	12,801
Total Common Stocks (cost $502,507)		466,853
SHORT TERM INVESTMENTS 2.3%
Investment Companies 1.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	7,478	7,478
Securities Lending Collateral 0.6%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	3,137	3,137
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	415	413
Total Short Term Investments (cost $11,028)		11,028
Total Investments 99.8% (cost $513,535)		477,881
Other Derivative Instruments 0.0%		62
Other Assets and Liabilities, Net 0.2%		807
Total Net Assets 100.0%		478,750

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

JNL/Morningstar Wide Moat Index Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	66	March 2019	8,053	62	215

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL Multi-Manager Alternative Fund *
COMMON STOCKS 40.6%
Communication Services 5.0%
Alphabet Inc. - Class A (a) (b)	6	6,392
Alphabet Inc. - Class C (a) (b)	5	5,336
Baidu.com - Class A - ADR (a)	13	2,000
Charter Communications Inc. - Class A (a)	6	1,590
China Mobile Ltd. - ADR	60	2,882
Facebook Inc. - Class A (a) (b)	62	8,148
Twenty-First Century Fox Inc. - Class A	2	119
Twenty-First Century Fox Inc. - Class B	297	14,207
Other Securities		12,701
		53,375
Consumer Discretionary 6.5%
Alibaba Group Holding Ltd. - ADS (a) (b)	102	14,083
Amazon.com Inc. (a) (b)	6	9,673
Naspers Ltd. - Class N	22	4,322
Under Armour Inc. - Class A (a) (b)	238	4,204
Yum China Holdings Inc. (b)	149	5,005
Other Securities		33,270
		70,557
Consumer Staples 2.7%
AMBEV SA	281	1,117
AMBEV SA - ADR	621	2,435
Anheuser-Busch InBev NV - ADR (b)	11	715
Coca-Cola Co. (b)	91	4,302
Danone SA - ADR	317	4,429
Monster Beverage Corp. (a)	84	4,151
Other Securities		11,866
		29,015
Energy 2.3%
Dominion Energy Midstream Partners LP (b)	267	4,811
YPF SA - Class D - ADR	25	333
Other Securities		19,619
		24,763
Financials 6.8%
Aspen Insurance Holdings Ltd.	112	4,691
Bank of America Corp. (b)	78	1,934
China Construction Bank Corp. - Class H	441	364
Citigroup Inc. (b)	37	1,914
Sberbank of Russia - ADR	65	717
Wells Fargo & Co.	32	1,480
Other Securities		62,640
		73,740
Health Care 4.1%
Cerner Corp. (a) (b)	92	4,807
Novartis AG - ADR	62	5,360
Novo Nordisk A/S - ADR	119	5,467
NxStage Medical Inc. (a)	115	3,290
Regeneron Pharmaceuticals Inc. (a) (b)	17	6,328
Other Securities		19,227
		44,479
Industrials 3.4%
Esterline Technologies Corp. (a)	36	4,425
Expeditors International of Washington Inc. (b)	70	4,759
Other Securities		27,831
		37,015
Information Technology 5.4%
ARRIS International Plc (a)	158	4,830
Oracle Corp. (b)	214	9,631
Red Hat Inc. (a) (c)	55	9,628
Other Securities		34,137
		58,226
Materials 2.4%
Randgold Resources Ltd. - ADR (d)	46	3,848
Other Securities		21,802
		25,650
Real Estate 1.5%
Other Securities		16,425
	Shares/Par[1]	Value ($)
Utilities 0.5%
Other Securities		5,170
Total Common Stocks (cost $467,130)		438,415
PREFERRED STOCKS 0.6%
Consumer Discretionary 0.1%
Other Securities		650
Energy 0.0%
Other Securities		128
Financials 0.1%
Sberbank of Russia	295	707
Other Securities		—
Information Technology 0.3%
Other Securities		3,171
Real Estate 0.1%
Other Securities		1,279
Utilities 0.0%
Other Securities		618
Total Preferred Stocks (cost $7,321)		6,553
RIGHTS 0.0%
Other Securities		223
Total Rights (cost $245)		223
WARRANTS 0.0%
Other Securities		225
Total Warrants (cost $365)		225
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 8.7%
Banc of America Funding Trust
Series 2015-9A2-R2, REMIC, 2.92%, 07/28/27 (e) (f)	1,077	930
CIM Trust
Series 2016-B2-1RR, REMIC, 8.02%, 07/25/55 (e) (f)	300	297
Series 2016-B2-2RR, REMIC, 7.40%, 02/29/56 (e) (f)	800	800
Series 2016-B2-3RR, REMIC, 7.54%, 02/29/56 (e) (f)	800	798
Series 2017-B2-3RR, 11.04%, 01/29/57 (e) (f)	180	199
Series 2017-A1-6, 3.02%, 06/25/57 (e) (f)	1,984	1,930
Citigroup Mortgage Loan Trust Inc.
Series 2007-A3A-AHL3, REMIC, 2.57%, (1M USD LIBOR + 0.06%), 05/25/37 (e)	3,808	2,899
COMM Mortgage Trust
Series 2018-D-HCLV, 4.63%, 09/15/20 (e) (f)	1,000	984
Series 2014-D-LC15, REMIC, 4.94%, 03/12/24 (e) (f)	650	578
Series 2015-D-CR26, REMIC, 3.48%, 09/12/25 (e)	1,000	857
Series 2014-E-TWC, REMIC, 5.68%, (1M USD LIBOR + 3.25%), 02/13/32 (e) (f)	1,500	1,496
Fannie Mae Connecticut Avenue Securities
Series 2015-2M2-C03, 7.51%, (1M USD LIBOR + 5.00%), 07/25/25 (e) (f)	124	135
Series 2016-1M2-C04, 6.76%, (1M USD LIBOR + 4.25%), 01/25/29 (e) (f)	260	288
Series 2017-1M2-C01, 6.06%, (1M USD LIBOR + 3.55%), 07/25/29 (e) (f)	530	562
Series 2017-1B1-C01, 8.26%, (1M USD LIBOR + 5.75%), 07/25/29 (e) (f)	270	311
GS Mortgage Securities Corp. II
Series 2018-C-SRP5, REMIC, 6.21%, (1M USD LIBOR + 3.75%), 06/15/21 (e) (f)	718	713
GS Mortgage Securities Trust
Series 2015-D-GC34, REMIC, 2.98%, 10/10/25	650	512
Series 2018-D-GS9, REMIC, 3.00%, 03/10/28 (f)	1,000	778
Series 2014-D-GC26, REMIC, 4.51%, 11/10/47 (e) (f)	658	553
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-E-C3, REMIC, 5.66%, 03/17/21 (e) (f)	650	636
Series 2011-D-C5, REMIC, 5.41%, 09/17/21 (e) (f)	1,650	1,625
Series 2014-E-C23, REMIC, 3.36%, 10/18/24 (f)	650	468

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Legacy Mortgage Asset Trust
Series 2018-A1-GS3, REMIC, 4.00%, 07/25/20 (f) (g)	2,944	2,919
Series 2018-A-SL1, REMIC, 4.00%, 08/25/20 (e) (f)	2,633	2,619
Series 2018-M-SL1, REMIC, 4.50%, 08/25/20 (e) (f)	845	820
SLIDE Commercial Mortgage Pass-Through Certificates
Series 2018-F-FUN, 5.46%, (1M USD LIBOR + 3.00%), 06/15/21 (e) (f)	1,242	1,214
VOLT LXIX LLC
Series 2018-A1B-NPL5, 4.70%, 08/25/48 (f) (g)	4,000	3,961
VOLT LXV LLC
Series 2018-A1-NPL1, 3.75%, 04/26/21 (f) (g)	629	621
Other Securities		62,870
Total Non-U.S. Government Agency Asset-Backed Securities (cost $94,720)		93,373
CORPORATE BONDS AND NOTES 19.0%
Communication Services 2.0%
CCO Holdings LLC
5.75%, 02/15/26 (f)	10	10
5.13%, 05/01/27 (f)	70	65
Charter Communications Operating LLC
4.20%, 03/15/28	220	206
5.38%, 04/01/38	90	83
6.83%, 10/23/55	230	235
iQiyi Inc.
3.75%, 12/01/23 (f) (h)	1,632	1,563
Myriad International Holdings BV
4.85%, 07/06/27 (f)	350	337
Unitymedia Hessen GmbH & Co. KG
5.00%, 01/15/25 (f)	2,695	2,641
Other Securities		16,253
		21,393
Consumer Discretionary 1.5%
Amazon.com Inc.
4.95%, 12/05/44	40	44
4.05%, 08/22/47	510	497
4.25%, 08/22/57	630	622
Other Securities		14,760
		15,923
Consumer Staples 0.4%
Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (f)	270	255
4.90%, 02/01/46 (f)	80	74
Other Securities		4,333
		4,662
Energy 1.7%
Petroleos Mexicanos
6.38%, 01/23/45	390	315
Other Securities		18,530
		18,845
Financials 4.5%
BAC Capital Trust XIV
4.00%, (3M USD LIBOR + 0.40%), (callable at 100 beginning 01/28/19) (e) (i)	1,540	1,137
Bank of America Corp.
6.10%, (callable at 100 beginning 03/17/25) (i)	50	50
6.25%, (callable at 100 beginning 09/05/24) (i)	150	148
Citigroup Inc.
5.95%, (callable at 100 beginning 05/15/25) (i)	2,030	1,854
4.60%, 03/09/26	210	207
4.45%, 09/29/27	200	193
8.13%, 07/15/39	101	140
Goldman Sachs Capital II
4.00%, (3M USD LIBOR + 0.77%), (callable at 100 beginning 02/11/19) (e) (i)	18	12
Goldman Sachs Capital III
4.00%, (3M USD LIBOR + 0.77%), (callable at 100 beginning 02/11/19) (e) (i)	13	9
Goldman Sachs Group Inc.
4.22%, 05/01/29	40	39
6.75%, 10/01/37	190	215
	Shares/Par[1]	Value ($)
5.15%, 05/22/45	490	456
4.75%, 10/21/45	10	10
JPMorgan Chase & Co.
4.20%, 07/23/29	60	60
Petrobras Global Finance BV
6.00%, 01/27/28	50	47
Virgin Media Receivables Financing Notes I DAC
5.50%, 09/15/24, GBP	1,620	1,978
Virgin Media Secured Finance Plc
5.50%, 08/15/26 (f)	200	186
Wachovia Capital Trust III
5.57%, (3M USD LIBOR + 0.93%), (callable at 100 beginning 02/11/19) (e) (i)	2,035	1,842
Wells Fargo & Co.
5.88%, (callable at 100 beginning 06/15/25) (i)	101	100
3.55%, 09/29/25	60	58
4.30%, 07/22/27	150	148
4.65%, 11/04/44	120	114
4.40%, 06/14/46	180	166
4.75%, 12/07/46	50	48
Other Securities		38,894
		48,111
Health Care 2.9%
Valeant Pharmaceuticals International Inc.
5.63%, 12/01/21 (f)	32	32
5.50%, 03/01/23 (f)	150	137
5.88%, 05/15/23 (f)	594	548
7.00%, 03/15/24 (f)	140	142
6.13%, 04/15/25 (f)	2,060	1,791
5.50%, 11/01/25 (f)	50	47
9.00%, 12/15/25 (f)	640	638
8.50%, 01/31/27 (f)	10	10
Other Securities		27,714
		31,059
Industrials 0.7%
Other Securities		8,048
Information Technology 3.1%
Other Securities		32,993
Materials 1.3%
Momentive Performance Materials Inc.
3.88%, 10/24/21	3,173	3,374
4.69%, 04/24/22	590	646
Other Securities		10,073
		14,093
Real Estate 0.6%
Starwood Waypoint Residential Trust
3.00%, 07/01/19 (b) (h)	2,923	3,246
Other Securities		2,779
		6,025
Utilities 0.3%
Other Securities		3,403
Total Corporate Bonds And Notes (cost $215,381)		204,555
SENIOR LOAN INTERESTS 6.2%
Communication Services 0.6%
Other Securities		6,803
Consumer Discretionary 1.4%
Charter Communications Operating LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (e) (j)	200	191
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/30/25 (e)	1,513	1,447
Other Securities		13,566
		15,204
Consumer Staples 0.3%
Other Securities		3,202
Energy 0.4%
Other Securities		4,099
Financials 1.3%
Other Securities		13,646

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Health Care 0.8%
Valeant Pharmaceuticals International Inc.
Term Loan B, 5.38%, (3M LIBOR + 3.00%), 05/19/25 (e)	2,175	2,073
Other Securities		6,228
		8,301
Industrials 0.3%
Other Securities		3,457
Information Technology 0.4%
Other Securities		4,681
Materials 0.4%
Other Securities		3,714
Real Estate 0.1%
Other Securities		1,079
Utilities 0.2%
Other Securities		2,177
Total Senior Loan Interests (cost $68,496)		66,363
GOVERNMENT AND AGENCY OBLIGATIONS 8.8%
Collateralized Mortgage Obligations 2.3%
Federal Home Loan Mortgage Corp.
Series 2017-M2-DNA1, REMIC, 5.76%, (1M USD LIBOR + 3.25%), 02/25/28 (e)	390	410
Series 2017-B1-DNA2, REMIC, 7.66%, (1M USD LIBOR + 5.15%), 10/25/29 (e)	680	751
Series SW-4170, REMIC, 1.59%, (4.05% - (1M USD LIBOR * 1)), 01/15/33 (e)	2,419	2,155
Series MS-4096, REMIC, 1.23%, (2.57% - (1M USD LIBOR * 0.57)), 08/15/42 (e)	1,229	908
Series SJ-4141, REMIC, 1.28%, (4.80% - (1M USD LIBOR * 1.5)), 12/15/42 (e)	1,298	957
Series ST-4666, REMIC, 2.89%, (7.00% - (1M USD LIBOR * 1.75)), 12/15/42 (e)	1,680	1,404
Federal National Mortgage Association
Series 2017-1M2-C07, REMIC, 4.91%, (1M USD LIBOR + 2.40%), 05/28/30 (e) (f)	380	383
Series 2012-GS-125, REMIC, 1.29%, (2.63% - (1M USD LIBOR * 0.57)), 11/25/42 (e)	3,677	2,685
Series 2012-US-137, REMIC, 2.58%, (5.40% - (1M USD LIBOR * 1.2)), 12/25/42 (e)	4,332	3,519
Series 2013-CS-15, REMIC, 2.64%, (5.46% - (1M USD LIBOR * 1.2)), 03/25/43 (e)	447	358
Series 2013-NS-26, REMIC, 2.58%, (5.40% - (1M USD LIBOR * 1.2)), 04/25/43 (e)	1,428	1,110
Series 2013-CS-59, REMIC, 1.65%, (4.00% - (1M USD LIBOR * 1)), 06/25/43 (e)	3,153	2,292
Series 2015-HZ-23, 3.00%, 04/25/45	280	258
Interest Only, Series 2018-SA-54, REMIC, 3.74%, (6.25% - (1M USD LIBOR * 1)), 08/25/48 (e)	7,378	1,046
Government National Mortgage Association
Interest Only, Series 2013-SA-195, REMIC, 0.60%, 01/20/42 (e)	15,073	529
Series 2016-UZ-163, REMIC, 3.00%, 11/20/46	2,911	2,534
Interest Only, Series 2018-SD-91, REMIC, 3.73%, (6.20% - (1M USD LIBOR * 1)), 07/20/48 (e)	7,901	1,023
Interest Only, Series 2018-SA-111, 2.08%, (4.55% - (1M USD LIBOR * 1)), 08/20/48 (e)	14,279	1,001
Interest Only, Series 2018-SH-105, REMIC, 3.78%, (6.25% - (1M USD LIBOR * 1)), 08/20/48 (e)	6,947	912
Interest Only, Series 2018-SK-124, REMIC, 3.73%, (6.20% - (1M USD LIBOR * 1)), 09/20/48 (e)	7,467	1,003
		25,238
Mortgage-Backed Securities 0.6%
Federal Home Loan Mortgage Corp.
REMIC, 1.23%, (2.63% - (1M USD LIBOR * 0.57)), 10/15/42 (e)	939	706
Federal National Mortgage Association
3.26%, 01/01/28	1,500	1,494
3.40%, 03/01/30	1,500	1,483
3.43%, 04/01/30	1,500	1,491
	Shares/Par[1]	Value ($)
3.24%, 01/01/33	1,241	1,200
		6,374
Municipal 0.3%
Other Securities		3,158
Sovereign 3.0%
Argentina Bonos del Tesoro
18.20%, 10/03/21, ARS	5,070	102
16.00%, 10/17/23, ARS	8,260	181
15.50%, 10/17/26, ARS	3,190	63
Argentina POM Politica Monetaria
65.51%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (e)	12,810	371
Argentina Republic Government International Bond
5.63%, 01/26/22	360	304
7.50%, 04/22/26	220	177
6.88%, 01/26/27	70	53
5.88%, 01/11/28	440	314
8.28%, 12/31/33	308	238
7.63%, 04/22/46	150	109
7.13%, 06/28/17	470	336
Brazil Government International Bond
4.25%, 01/07/25	210	206
5.00%, 01/27/45	1,850	1,614
Brazil Notas do Tesouro Nacional
10.00%, 01/01/21, BRL	4,370	1,178
10.00%, 01/01/23, BRL	4,712	1,274
10.00%, 01/01/27, BRL	176	47
China Government Bond
3.31%, 11/30/25, CNY	2,000	283
Mexico Bonos
7.75%, 11/23/34, MXN	3,980	184
7.75%, 11/13/42, MXN	112,040	5,038
8.00%, 11/07/47, MXN	26,470	1,218
People's Republic of China
3.38%, 11/21/24, CNH	500	71
3.48%, 06/29/27, CNH	4,000	569
4.29%, 05/22/29, CNH	1,000	151
Republic of South Africa
10.50%, 12/21/26, ZAR	15,450	1,171
6.25%, 03/31/36, ZAR	32,930	1,631
Russia Federal Bond
7.40%, 12/07/22, RUB	4,610	65
7.00%, 08/16/23, RUB	52,580	722
7.75%, 09/16/26, RUB	56,145	775
Russia Government Bond
7.00%, 01/25/23, RUB	35,830	495
8.15%, 02/03/27, RUB	137,617	1,939
7.05%, 01/19/28, RUB	76,990	1,008
South Africa Government Bond
7.00%, 02/28/31, ZAR	13,970	799
6.50%, 02/28/41, ZAR	2,590	126
South Africa Government International Bond
4.30%, 10/12/28	670	596
Other Securities		8,846
		32,254
Treasury Inflation Indexed Securities 0.4%
Brazil Inflation Indexed Notas do Tesouro Nacional
6.00%, 08/15/50, BRL (k)	551	519
U.S. Treasury Inflation Indexed Note
0.63%, 04/15/23 (l)	2,902	2,856
Other Securities		1,340
		4,715
U.S. Treasury Securities 2.2%
U.S. Treasury Bond
4.38%, 05/15/40	2,140	2,630
4.25%, 11/15/40	670	810
3.38%, 05/15/44	3,629	3,869
3.13%, 05/15/48	450	460
3.00%, 08/15/48	2,300	2,297
3.38%, 11/15/48	880	945
U.S. Treasury Note
1.38%, 02/28/19	5,000	4,991
2.63%, 12/31/25	5,420	5,434

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
3.13%, 11/15/28	1,670	1,733
		23,169
Total Government And Agency Obligations (cost $98,140)		94,908
OTHER EQUITY INTERESTS 0.0%
Other Securities		30
Total Other Equity Interests (cost $0)		30
INVESTMENT COMPANIES 2.2%
Altaba Inc. (a) (b)	288	16,704
iShares MSCI Emerging Markets ETF	37	1,449
iShares MSCI Japan ETF	16	834
iShares Russell 2000 ETF	37	4,908
Other Securities		355
Total Investment Companies (cost $24,284)		24,250
SHORT TERM INVESTMENTS 19.4%
Investment Companies 19.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (m) (n)	208,940	208,940
Treasury Securities 0.1%
Argentina Treasury Bill
39.54%, 03/29/19, ARS (o)	13,131	392
46.52%, 04/29/19, ARS (o)	9,000	276
		668
Total Short Term Investments (cost $209,592)		209,608
Total Investments 105.5% (cost $1,185,674)		1,138,503
Total Securities Sold Short (12.6)% (proceeds $147,837)		(136,272)
Total Purchased Options 0.1% (cost $789)		669
Other Derivative Instruments (0.3)%		(3,606)
Other Assets and Liabilities, Net 7.3%		80,280
Total Net Assets 100.0%		1,079,574

(a) Non-income producing security.

(b) All or a portion of the security is pledged or segregated as collateral.

(c) All or a portion of the security is subject to a written call option.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $150,097 and 13.9%, respectively.

(g) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(h) Convertible security.

(i) Perpetual security. Next contractual call date presented, if applicable.

(j) This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(k) Treasury inflation indexed note, par amount is not adjusted for inflation.

(l) Treasury inflation indexed note, par amount is adjusted for inflation.

(m) Investment in affiliate.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(o) The coupon rate represents the yield to maturity.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (12.6%)
COMMON STOCKS (11.7%)
Communication Services (0.8%)
Boingo Wireless Inc.	(12)	(240)
Discovery Inc. - Class A	(17)	(412)
iQiyi Inc. - ADS	(26)	(389)
Live Nation Inc.	(3)	(141)
Momo Inc. - ADR	(4)	(87)
NII Capital Corp.	(151)	(664)
Sea Ltd. - ADR	(31)	(352)
Sirius XM Holdings Inc.	(426)	(2,431)
Tencent Holdings Ltd. (a)	(7)	(281)
Twenty-First Century Fox Inc. (b)	(24)	(785)
Twilio Inc. - Class A	(13)	(1,192)
Walt Disney Co.	(6)	(648)
Yandex NV - Class A	(15)	(419)
Zillow Group Inc. - Class C	(5)	(145)
		(8,186)
Consumer Discretionary (4.2%)
Alibaba Group Holding Ltd. - ADS	(90)	(12,268)
AutoZone Inc.	(2)	(1,310)
Best Buy Co. Inc.	(94)	(4,977)
Burlington Stores Inc.	(52)	(8,481)
Chegg Inc.	(33)	(949)
GameStop Corp. - Class A	(300)	(3,788)
Home Depot Inc.	(21)	(3,605)
Huazhu Group Ltd. - ADS	(12)	(348)
MercadoLibre Inc.	(2)	(526)
Oriental Land Co. Ltd.	(22)	(2,258)
Six Flags Entertainment Corp.	(81)	(4,522)
Vail Resorts Inc.	(10)	(2,026)
Wayfair Inc. - Class A	(5)	(460)
		(45,518)
Energy (0.2%)
Antero Resources Midstream Management LLC	(79)	(881)
	Shares/Par[1]	Value ($)
Fugro NV - CVA	(36)	(315)
Golar LNG Ltd.	(7)	(156)
Green Plains Renewable Energy Inc.	(36)	(476)
SEACOR Holdings Inc.	(1)	(20)
Teekay Corp.	(31)	(102)
		(1,950)
Financials (0.2%)
Alteryx Inc. - Class A	(14)	(858)
Cowen Inc. - Class A	(28)	(379)
Encore Capital Group Inc.	(23)	(544)
EzCorp Inc. - Class A	(38)	(294)
Hope Bancorp Inc.	(6)	(67)
PRA Group Inc.	(15)	(359)
		(2,501)
Health Care (0.9%)
Alder Biopharmaceuticals Inc.	(35)	(355)
Allscripts-Misys Healthcare Solutions Inc.	(8)	(74)
Amicus Therapeutics Inc.	(197)	(1,888)
Canopy Growth Corp.	(25)	(662)
DexCom Inc.	(5)	(599)
Evolent Health Inc. - Class A	(24)	(481)
Herbalife Nutrition Ltd.	(6)	(357)
Innoviva Inc.	(30)	(526)
Insulet Corp.	(3)	(256)
Ionis Pharmaceuticals Inc.	(5)	(272)
Karyopharm Therapeutics Inc.	(35)	(328)
Medicines Co.	(30)	(581)
Neurocrine Biosciences Inc.	(12)	(854)
Nipro Corp.	(18)	(217)
Pacira Pharmaceuticals Inc.	(8)	(338)
PDL BioPharma Inc.	(174)	(503)
Radius Health Inc.	(14)	(237)
Retrophin Inc.	(11)	(254)
Takeda Pharmaceutical Co. Ltd. - ADR	(1)	(9)
Takeda Pharmaceutical Co. Ltd.	(9)	(291)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Tilray Inc.	(5)	(361)
Wright Medical Group NV	(9)	(247)
		(9,690)
Industrials (0.9%)
American Airlines Group Inc.	(75)	(2,422)
Atlas Air Worldwide Holdings Inc.	(5)	(205)
Delta Air Lines Inc.	(70)	(3,474)
Harris Corp.	(16)	(2,089)
HC2 Holdings Inc.	(19)	(50)
KBR Inc.	(20)	(301)
Mirait Holdings Corp.	(22)	(324)
Patrick Industries Inc.	(3)	(97)
Team Inc.	(26)	(381)
WW Grainger Inc.	—	(138)
		(9,481)
Information Technology (3.0%)
Advanced Micro Devices Inc.	(100)	(1,853)
Akamai Technologies Inc.	(3)	(157)
Apple Inc.	(21)	(3,267)
Atlassian Corp. Plc - Class A	(11)	(971)
Avaya Holdings Corp.	(13)	(190)
Benefitfocus Inc.	(7)	(306)
CalAmp Corp.	(9)	(118)
Carbonite Inc.	(23)	(571)
Cree Inc.	(6)	(270)
Electronics for Imaging Inc.	(10)	(256)
Five9 Inc.	(14)	(628)
GDS Holdings Ltd. - ADR	(13)	(301)
Infinera Corp.	(53)	(213)
Inphi Corp.	(4)	(115)
KLA-Tencor Corp.	(11)	(995)
Knowles Corp.	(27)	(363)
Microchip Technology Inc.	(17)	(1,219)
Micron Technology Inc.	(108)	(3,417)
MINDBODY Inc. - Class A	(6)	(225)
MongoDB Inc. - Class A	(10)	(863)
NetApp Inc.	(78)	(4,654)
Nutanix Inc. - Class A	(7)	(275)
Nvidia Corp.	(24)	(3,220)
Okta Inc. - Class A	(19)	(1,219)
ON Semiconductor Corp.	(18)	(291)
OSI Systems Inc.	(3)	(203)
Palo Alto Networks Inc.	(2)	(467)
Perficient Inc.	(12)	(278)
PROS Holdings Inc.	(7)	(224)
Rapid7 Inc.	(15)	(470)
Seagate Technology	(95)	(3,665)
ServiceNow Inc.	(3)	(551)
Splunk Inc.	(2)	(259)

	Shares/Par[1]	Value ($)
Square Inc. - Class A	(10)	(553)
Synaptics Inc.	(3)	(98)
Vishay Intertechnology Inc.	(8)	(143)
		(32,868)
Materials (0.5%)
Barrick Gold Corp.	(284)	(3,850)
Cemex SAB de CV - ADR	(15)	(73)
Cleveland-Cliffs Inc.	(109)	(839)
Endeavour Mining Corp.	(10)	(164)
First Majestic Silver Corp.	(61)	(357)
Mitsubishi Chemical Holdings Corp.	(9)	(67)
		(5,350)
Real Estate (0.3%)
Brookfield Property Partners LP	(25)	(408)
Invitation Homes Inc.	(128)	(2,576)
Pennsylvania REIT	(4)	(24)
Redwood Trust Inc.	(8)	(124)
		(3,132)
Utilities (0.7%)
Chugoku Electric Power Co. Inc.	(12)	(160)
Dominion Energy Inc.	(98)	(7,010)
Kyushu Electric Power Co. Inc.	(19)	(223)
NRG Energy Inc.	(7)	(262)
		(7,655)
Total Common Stocks (proceeds $137,482)		(126,331)
PREFERRED STOCKS (0.0%)
Consumer Discretionary (0.0%)
Volkswagen AG (c)	(3)	(477)
Total Preferred Stocks (proceeds $459)		(477)
INVESTMENT COMPANIES (0.9%)
iShares 7-10 Year Treasury Bond Fund ETF	(26)	(2,688)
SPDR S&P 500 ETF Trust	(18)	(4,621)
SPDR S&P Regional Banking ETF Fund	(38)	(1,766)
Utilities Select Sector SPDR Fund	(7)	(389)
Total Investment Companies (proceeds $9,896)		(9,464)
Total Securities Sold Short (12.6%) (proceeds $147,837)		(136,272)

(a) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(b) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c) Convertible security.

Summary of Investments by Country^	Total Long Term Investments
Argentina	0.5%
Australia	0.1
Austria	0.1
Belgium	0.4
Bermuda	0.7
Brazil	1.4
Canada	1.3
Cayman Islands	0.8
China	3.4
Colombia	0.2
Denmark	0.6
Ecuador	0.1
Egypt	0.1
Finland	0.2
France	1.1
Germany	0.6
Ghana	0.1
Hong Kong	0.8
Hungary	0.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Summary of Investments by Country^	Total Long Term Investments
India	0.5
Indonesia	0.3
Ireland	0.3
Italy	0.6
Japan	0.4
Jersey	0.4
Kuwait	—
Luxembourg	0.7
Macau	0.2
Mexico	1.4
Monaco	—
Netherlands	1.0
Portugal	0.1
Puerto Rico	0.3
Russian Federation	0.7
Singapore	0.3
South Africa	1.6
South Korea	1.3
Spain	0.1
Sweden	0.3
Switzerland	1.4
Taiwan	0.2
Thailand	0.1
Turkey	0.4
United Arab Emirates	0.4
United Kingdom	2.3
United States of America	72.0
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Berry Petroleum Co.	02/27/17	—	—	—
Berry Petroleum Co.	03/15/17	37	31	—
Berry Petroleum Co. Escrow	03/15/17	—	—	—
		37	31	—

JNL Multi-Manager Alternative Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
90-Day Eurodollar	677	December 2019		164,101	17	663
90-Day Eurodollar	9	March 2020		2,198	—	(6)
90-Day Eurodollar	218	June 2020		52,985	14	156
90-Day Eurodollar	46	March 2021		11,219	5	—
Australia Commonwealth Treasury Bond, 10-Year	(8)	March 2019	AUD	(1,051)	(3)	(7)
Australian Dollar	80	March 2019		5,779	(2)	(137)
British Pound	8	March 2019		630	2	10
Canadian Dollar	(7)	March 2019		(526)	—	12
Canadian Government Bond, 10-Year	7	March 2019	CAD	928	—	22
Euro-BTP	42	March 2019	EUR	5,139	—	262
Euro-Bund	(406)	March 2019	EUR	(65,776)	—	(705)
Euro-Buxl	(33)	March 2019	EUR	(5,857)	—	(117)
Euro-OAT	(58)	March 2019	EUR	(8,728)	—	(21)
Japanese Government Bond, 10-Year	(8)	March 2019	JPY	(1,214,554)	—	(47)
Japanese Yen	(2)	March 2019		(227)	(2)	(2)
Mexican Peso	104	March 2019		2,552	2	61
Russian Ruble	48	March 2019		1,783	4	(72)
Short Term Euro BTP	17	March 2019	EUR	1,867	—	17
U.K. Long Gilt	(29)	March 2019	GBP	(3,552)	5	(25)
U.S. Treasury Long Bond	718	March 2019		100,542	338	4,286
U.S. Treasury Note, 10-Year	(18)	March 2019		(2,144)	(7)	(52)
U.S. Treasury Note, 10-Year	(1,656)	March 2019		(197,640)	(645)	(4,418)
U.S. Treasury Note, 2-Year	(16)	March 2019		(3,374)	(2)	(23)
U.S. Treasury Note, 5-Year	776	March 2019		87,977	194	1,021

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL Multi-Manager Alternative Fund — Futures Contracts (continued)
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Ultra Long Term U.S. Treasury Bond	15	March 2019	2,378	9	32
				(71)	910

JNL Multi-Manager Alternative Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
28-Day MEXIBOR (M)	Paying	7.19	(M)	04/13/20	MXN	22,500	—	(20)
28-Day MEXIBOR (M)	Paying	7.11	(M)	04/14/20	MXN	99,300	1	(93)
28-Day MEXIBOR (M)	Paying	7.08	(M)	04/15/20	MXN	58,900	—	(57)
28-Day MEXIBOR (M)	Paying	7.09	(M)	04/15/20	MXN	40,400	—	(38)
28-Day MEXIBOR (M)	Paying	7.44	(M)	05/28/20	MXN	85,700	—	(67)
28-Day MEXIBOR (M)	Paying	7.40	(M)	05/29/20	MXN	41,600	—	(34)
28-Day MEXIBOR (M)	Paying	7.34	(M)	06/01/20	MXN	84,400	—	(72)
28-Day MEXIBOR (M)	Paying	7.34	(M)	03/31/22	MXN	194,160	1	(354)
3M GBP LIBOR (A)	Receiving	1.39	(A)	10/30/21	GBP	5,885	1	(7)
3M LIBOR (Q)	Receiving	1.74	(S)	05/23/26		9,085	(25)	545
3M LIBOR (Q)	Receiving	1.74	(S)	05/27/26		5,500	(15)	339
3M LIBOR (Q)	Receiving	3.30	(S)	12/18/29		4,929	(16)	(203)
3M LIBOR (Q)	Receiving	2.95	(S)	11/15/43		9,695	(40)	(80)
3M LIBOR (Q)	Receiving	3.00	(S)	05/15/44		3,256	(13)	(79)
3M LIBOR (Q)	Receiving	3.33	(S)	12/15/44		3,243	(14)	(197)
3M LIBOR (Q)	Receiving	3.00	(S)	07/19/49		1,469	(7)	(33)
3M LIBOR (Q)	Paying	1.70	(S)	09/28/19		5,440	1	(42)
3M LIBOR (Q)	Paying	1.67	(S)	06/14/20		1,310	—	(19)
3M LIBOR (Q)	Paying	2.13	(S)	12/19/20		3,470	1	(36)
3M LIBOR (Q)	Paying	1.34	(S)	06/01/21		11,010	7	(332)
3M LIBOR (Q)	Paying	1.22	(S)	06/27/21		5,710	3	(193)
3M LIBOR (Q)	Paying	2.85	(S)	12/18/21		4,440	3	28
3M LIBOR (Q)	Paying	3.23	(S)	12/18/21		22,332	13	261
3M LIBOR (Q)	Paying	2.56	(S)	05/31/22		17,752	17	1
3M LIBOR (Q)	Paying	2.85	(S)	08/31/22		52,664	60	659
3M LIBOR (Q)	Paying	2.17	(S)	12/01/22		2,810	4	(43)
3M LIBOR (Q)	Paying	3.00	(S)	07/19/29		3,525	11	77
3M LIBOR (Q)	Paying	3.00	(S)	02/15/36		4,454	16	86
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.13	(S)	06/20/24	JPY	645,100	—	(33)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.79	(S)	04/19/47	JPY	158,000	—	(33)
6M EURIBOR (S)	Receiving	1.50	(A)	08/23/47	EUR	443	—	(13)
6M GBP LIBOR (S)	Receiving	1.27	(S)	10/26/21	GBP	1,190	1	(1)
							10	(83)

JNL Multi-Manager Alternative Fund — Centrally Cleared Interest Rate Swap Agreements
Payments received by the Fund[2,11]	Payments made by the Fund[2,11]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Federal Funds Effective Rate +0.31% (Q)	3M LIBOR (Q)	03/20/24	12,675	(2)	22

JNL Multi-Manager Alternative Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CDX.NA.HY.29 (Q)	5.00	12/20/22	565	(19)	—	20

Credit default swap agreements - sell protection[4]
CDX.NA.HY.31 (Q)	5.00	12/20/23	(650)	13	1	(5)
CDX.NA.HY.31 (Q)	5.00	12/20/23	(2,568)	51	2	(48)
CDX.NA.IG.31 (Q)	1.00	12/20/23	(30,348)	169	6	(315)
iTraxx Europe Crossover Series 24 (Q)	5.00	12/20/20	(643)	37	1	(36)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL Multi-Manager Alternative Fund — Centrally Cleared Credit Default Swap Agreements (continued)
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
iTraxx Europe Crossover Series 25 (Q)	5.00	06/20/21	(641)	44	1	(19)
				314	11	(423)

JNL Multi-Manager Alternative Fund — Exchange Traded Futures Options
Reference Entity	Purchased (Written) Contracts[1]	Exercise Price		Expiration	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Interest Options
Euro-BTP	79	EUR	113.00	01/25/19	—	(1)
Euro-Bund	(63)	EUR	162.00	01/25/19	—	20
Euro-Bund	(26)	EUR	161.00	01/25/19	—	11
Euro-Bund	32	EUR	153.50	01/25/19	—	(1)
Euro-Bund	(9)	EUR	161.50	01/25/19	—	3
Euro-Bund	(5)	EUR	162.00	02/22/19	—	—
Euro-Bund	5	EUR	163.50	01/25/19	—	—
Euro-Bund	4	EUR	163.00	01/25/19	—	—
Euro-Bund	47	EUR	170.00	01/25/19	—	(1)
Euro-Bund	162	EUR	171.50	01/25/19	—	(2)
Euro-Bund	159	EUR	171.00	01/25/19	—	(2)
Euro-Bund	(9)	EUR	164.00	01/25/19	—	—
Euro-Bund	(9)	EUR	163.50	01/25/19	—	(2)
Euro-Bund	47	EUR	170.50	01/25/19	—	(1)
Euro-OAT	61	EUR	158.00	01/25/19	—	(1)
					—	23

JNL Multi-Manager Alternative Fund — Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Exchange Traded Futures Options
10-Year U.S. Treasury Note Future, Expiration March 2019	Call	130.00	01/25/19	558	—
10-Year U.S. Treasury Note Future, Expiration March 2019	Call	127.00	01/25/19	455	14
10-Year U.S. Treasury Note Future, Expiration March 2019	Call	125.00	01/25/19	380	18
10-Year U.S. Treasury Note Future, Expiration March 2019	Call	131.00	02/22/19	321	5
10-Year U.S. Treasury Note Future, Expiration March 2019	Call	130.00	02/22/19	148	4
10-Year U.S. Treasury Note Future, Expiration March 2019	Put	117.00	01/25/19	9	—
10-Year U.S. Treasury Note Future, Expiration March 2019	Put	117.50	01/25/19	9	—
2-Year U.S. Treasury Note Future, Expiration March 2019	Call	106.75	02/22/19	19	2
5-Year U.S. Treasury Note Future, Expiration March 2019	Put	109.25	02/22/19	190	1
5-Year U.S. Treasury Note Future, Expiration March 2019	Put	108.00	02/22/19	901	7
Australian Dollar Future, Expiration March 2019	Call	0.73	01/04/19	4	—
Australian Dollar Future, Expiration March 2019	Call	0.75	01/04/19	4	—
Australian Dollar Future, Expiration March 2019	Call	0.71	01/04/19	10	4
Australian Dollar Future, Expiration March 2019	Call	0.73	01/04/19	9	—
Australian Dollar Future, Expiration March 2019	Call	0.73	02/08/19	9	2
Japanese Yen Future, Expiration March 2019	Call	0.89	03/08/19	2	7
U.S. Treasury Long Bond Future, Expiration March 2019	Call	153.00	01/25/19	20	2
U.S. Treasury Long Bond Future, Expiration March 2019	Put	130.00	01/25/19	439	—
U.S. Treasury Long Bond Future, Expiration March 2019	Put	127.00	01/25/19	34	—
U.S. Treasury Long Bond Future, Expiration March 2019	Put	126.00	01/25/19	318	—
					66
Options on Securities
Alder Biopharmaceuticals Inc.	Call	15.00	04/18/19	8	—
Alder Biopharmaceuticals Inc.	Call	15.00	07/19/19	81	5
Allegheny Technologies Inc.	Call	27.50	04/18/19	108	5
Amicus Therapeutics Inc.	Call	13.00	04/18/19	54	3
Atlas Air Worldwide Holdings Inc.	Call	55.00	05/17/19	54	7
Cemex SAB de CV	Call	6.00	01/18/19	325	—
Cleveland-Cliffs Inc.	Call	10.00	04/18/19	162	5
Ctrip.com International Ltd.	Call	35.00	06/21/19	54	5
Evolent Health Inc.	Call	25.00	01/18/19	25	—
First Majestic Silver Corp.	Call	7.00	04/18/19	216	8
HubSpot Inc.	Call	140.00	01/18/19	6	1
iShares 7-10 Year Treasury Bond ETF	Put	103.00	03/15/19	133	8
iShares MSCI Japan ETF	Call	55.00	06/21/19	388	41
iShares Russell 2000 ETF	Put	128.00	02/15/19	263	71
NII Holdings Inc.	Call	7.50	03/15/19	24	1
NRG Energy Inc.	Call	45.00	01/18/19	56	—
Rapid7 Inc.	Call	35.00	01/18/19	11	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL Multi-Manager Alternative Fund — Exchange Traded Purchased Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Sea Ltd.	Call	15.00	01/18/19	108	2
Square Inc.	Call	70.00	01/18/19	11	—
Technology Select Sector SPDR Fund	Put	71.00	01/18/19	107	97
Technology Select Sector SPDR Fund	Put	70.00	01/18/19	101	80
Walt Disney Co.	Put	95.00	01/18/19	435	6
					345

JNL Multi-Manager Alternative Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]	Value ($)
Credit Default Swaptions[10]
CDX.NA.IG.31, 12/20/23	BNP	Call		0.80	02/21/19	1,160,000	1
CDX.NA.IG.31, 12/20/23	BOA	Call		0.75	02/21/19	5,630,000	3
CDX.NA.IG.31, 12/20/23	BOA	Call		0.65	01/18/19	5,200,000	—
CDX.NA.IG.31, 12/20/23	BOA	Call		0.65	02/21/19	5,890,000	1
CDX.NA.IG.31, 12/20/23	GSC	Put		1.43	01/17/19	19,630,000	—
							5
Foreign Currency Options
Euro versus USD	JPM	Call	EUR	1.15	10/21/19	1,200,000	21
Canadian Dollar versus USD	BCL	Put	CAD	1.32	02/20/19	1,180,000	2
Canadian Dollar versus USD	BCL	Put	CAD	1.31	01/28/19	1,300,000	—
Canadian Dollar versus USD	GSC	Put	CAD	1.29	01/11/19	886,000	—
Canadian Dollar versus USD	JPM	Put	CAD	1.32	03/19/19	1,850,000	6
Indian Rupee versus USD	BCL	Put	INR	73.12	01/18/19	1,200,000	59
Indian Rupee versus USD	BCL	Put	INR	71.50	09/05/19	1,150,000	30
Indian Rupee versus USD	CGM	Put	INR	62.50	05/13/20	7,000,000	17
Indian Rupee versus USD	JPM	Put	INR	69.75	03/01/19	1,151,000	13
Mexican Peso versus USD	GSC	Put	MXN	20.00	01/31/19	1,200,000	29
Mexican Peso versus USD	GSC	Put	MXN	20.20	03/04/19	1,151,000	40
Mexican Peso versus USD	GSC	Put	MXN	19.50	01/28/19	1,300,000	13
New Turkish Lira versus USD	GSC	Put	TRY	5.35	02/07/19	1,180,000	23
							253

JNL Multi-Manager Alternative Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Exchange Traded Future Options
10-Year U.S. Treasury Note Future, Expiration March 2019	Call	121.75	01/25/19	44	(28)
10-Year U.S. Treasury Note Future, Expiration March 2019	Call	121.00	01/25/19	45	(53)
10-Year U.S. Treasury Note Future, Expiration March 2019	Call	122.00	01/25/19	96	(52)
10-Year U.S. Treasury Note Future, Expiration March 2019	Call	120.50	01/25/19	45	(74)
10-Year U.S. Treasury Note Future, Expiration March 2019	Call	120.00	01/25/19	49	(100)
10-Year U.S. Treasury Note Future, Expiration March 2019	Call	121.50	01/25/19	27	(21)
10-Year U.S. Treasury Note Future, Expiration March 2019	Call	122.00	02/22/19	36	(27)
10-Year U.S. Treasury Note Future, Expiration March 2019	Call	121.00	02/22/19	14	(19)
10-Year U.S. Treasury Note Future, Expiration March 2019	Put	120.75	01/25/19	84	(11)
10-Year U.S. Treasury Note Future, Expiration March 2019	Put	120.50	01/25/19	24	(3)
10-Year U.S. Treasury Note Future, Expiration March 2019	Put	121.00	01/25/19	27	(6)
10-Year U.S. Treasury Note Future, Expiration March 2019	Put	120.00	01/25/19	32	—
10-Year U.S. Treasury Note Future, Expiration March 2019	Put	119.50	01/25/19	14	—
10-Year U.S. Treasury Note Future, Expiration March 2019	Put	119.00	01/25/19	7	—
10-Year U.S. Treasury Note Future, Expiration March 2019	Put	119.50	02/22/19	14	(2)
10-Year U.S. Treasury Note Future, Expiration March 2019	Put	120.50	02/22/19	6	(2)
10-Year U.S. Treasury Note Future, Expiration March 2019	Put	119.00	02/22/19	37	—
5-Year U.S. Treasury Note Future, Expiration March 2019	Call	114.00	01/25/19	46	(36)
5-Year U.S. Treasury Note Future, Expiration March 2019	Call	114.25	01/25/19	23	(14)
5-Year U.S. Treasury Note Future, Expiration March 2019	Put	113.00	01/25/19	27	—
5-Year U.S. Treasury Note Future, Expiration March 2019	Put	113.50	01/25/19	14	—
U.S. Treasury Long Bond Future, Expiration March 2019	Call	146.50	01/25/19	2	(2)
U.S. Treasury Long Bond Future, Expiration March 2019	Call	146.00	01/25/19	25	(29)
U.S. Treasury Long Bond Future, Expiration March 2019	Call	148.00	01/25/19	7	(3)
U.S. Treasury Long Bond Future, Expiration March 2019	Call	145.00	01/25/19	6	(10)
U.S. Treasury Long Bond Future, Expiration March 2019	Call	144.00	01/25/19	12	(30)
U.S. Treasury Long Bond Future, Expiration March 2019	Call	141.00	01/25/19	15	(76)
U.S. Treasury Long Bond Future, Expiration March 2019	Call	145.00	02/22/19	15	(35)
U.S. Treasury Long Bond Future, Expiration March 2019	Call	147.00	02/22/19	7	(10)
U.S. Treasury Long Bond Future, Expiration March 2019	Call	142.00	02/22/19	4	(18)
U.S. Treasury Long Bond Future, Expiration March 2019	Put	143.00	01/25/19	28	(7)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL Multi-Manager Alternative Fund — Exchange Traded Written Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
U.S. Treasury Long Bond Future, Expiration March 2019	Put	144.50	01/25/19	11	(6)
U.S. Treasury Long Bond Future, Expiration March 2019	Put	142.00	01/25/19	16	(3)
U.S. Treasury Long Bond Future, Expiration March 2019	Put	140.00	01/25/19	10	—
U.S. Treasury Long Bond Future, Expiration March 2019	Put	142.50	01/25/19	21	(4)
					(681)
Options on Securities
AT&T Inc.	Call	32.00	01/18/19	58	—
AT&T Inc.	Call	31.00	01/18/19	58	—
Evolent Health Inc.	Put	22.50	01/18/19	12	(3)
HubSpot Inc.	Put	125.00	01/18/19	6	(3)
iShares Russell 2000 ETF	Put	120.00	02/15/19	263	(32)
NII Holdings Inc.	Put	5.00	03/15/19	24	(4)
NRG Energy Inc.	Put	40.00	01/18/19	56	(7)
Rapid7 Inc.	Put	25.00	02/15/19	11	(1)
Red Hat Inc.	Call	170.00	03/15/19	15	(13)
Sea Ltd.	Put	12.50	02/15/19	54	(9)
Square Inc.	Put	60.00	01/18/19	11	(6)
Walt Disney Co.	Call	115.00	01/18/19	407	(22)
Zillow Group Inc.	Put	35.00	01/18/19	9	(4)
					(104)

JNL Multi-Manager Alternative Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Notional/ Contracts [1]	Value ($)
Credit Default Swaptions[10]
CDX.NA.IG.31, 12/20/23	BNP	Put		1.00	02/21/19	1,160,000	(3)
CDX.NA.IG.31, 12/20/23	BOA	Put		0.93	01/18/19	5,200,000	(7)
CDX.NA.IG.31, 12/20/23	BOA	Put		0.95	02/21/19	5,630,000	(16)
							(26)
Foreign Currency Options
Canadian Dollar versus USD	BCL	Put	CAD	1.29	01/28/19	2,600,000	—
Canadian Dollar versus USD	BCL	Put	CAD	1.30	02/20/19	2,360,000	(1)
Euro versus USD	JPM	Put	EUR	1.22	10/21/19	1,200,000	(15)
Indian Rupee versus USD	JPM	Call	INR	73.00	03/01/19	1,151,000	(3)
Mexican Peso versus USD	GSC	Call	MXN	21.50	03/04/19	1,151,000	(5)
Mexican Peso versus USD	CGM	Put	MXN	19.50	01/30/19	1,088,000	(11)
Mexican Peso versus USD	GSC	Put	MXN	19.00	01/28/19	2,600,000	(8)
Mexican Peso versus USD	GSC	Put	MXN	19.76	01/30/19	1,200,000	(20)
Mexican Peso versus USD	GSC	Put	MXN	19.40	01/31/19	2,400,000	(20)
Mexican Peso versus USD	JPM	Put	MXN	19.52	02/06/19	1,180,000	(14)
New Turkish Lira versus USD	GSC	Call	TRY	6.20	02/07/19	1,180,000	(3)
							(100)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
ARS/USD	JPM	01/22/19	ARS	2,855	74	(12)
ARS/USD	JPM	01/22/19	ARS	12,040	311	10
ARS/USD	CIT	01/28/19	ARS	15,518	397	(77)
ARS/USD	CIT	03/26/19	ARS	7,560	181	13
ARS/USD	JPM	03/26/19	ARS	4,010	96	10
ARS/USD	GSC	03/29/19	ARS	7,592	181	18
AUD/USD	GSC	01/18/19	AUD	1,681	1,185	(15)
BRL/USD	BCL	01/18/19	BRL	10,431	2,689	(70)
BRL/USD	CIT	01/18/19	BRL	2,720	701	8
BRL/USD	GSC	01/18/19	BRL	2,683	692	(21)
BRL/USD	GSC	01/18/19	BRL	2,696	695	6
BRL/USD	JPM	01/18/19	BRL	3,570	920	(22)
BRL/USD	JPM	01/18/19	BRL	1,474	380	2
CAD/USD	CIT	01/18/19	CAD	5,948	4,363	(226)
CAD/USD	JPM	01/18/19	CAD	935	686	(22)
CLP/USD	BCL	01/18/19	CLP	646,718	932	(27)
CLP/USD	GSC	01/18/19	CLP	2,389	3	—
CNH/USD	BCL	01/18/19	CNH	6,400	932	13
CNY/USD	JPM	01/18/19	CNY	336	49	1
COP/USD	BCL	01/18/19	COP	540,698	166	(8)
COP/USD	CIT	01/18/19	COP	5,530,965	1,702	(134)
COP/USD	GSC	01/18/19	COP	52,397	16	—
EUR/USD	JPM	01/03/19	EUR	87	100	(1)
EUR/USD	JPM	01/03/19	EUR	28	32	—
EUR/USD	CIT	01/18/19	EUR	1,000	1,147	(2)
EUR/USD	CIT	01/18/19	EUR	554	636	2
EUR/USD	GSC	01/18/19	EUR	354	406	1
EUR/USD	CIT	01/23/19	EUR	219	251	—
EUR/USD	RBS	01/23/19	EUR	196	225	—
EUR/USD	CIT	03/20/19	EUR	1,000	1,153	6
EUR/USD	JPM	03/21/19	EUR	922	1,063	(20)
EUR/USD	JPM	03/21/19	EUR	425	490	3
GBP/USD	GSC	01/18/19	GBP	6	8	—
IDR/USD	CIT	01/18/19	IDR	2,999,890	208	15
IDR/USD	GSC	01/18/19	IDR	5,994,850	416	8
IDR/USD	JPM	01/18/19	IDR	8,316,180	577	10

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
INR/USD	BCL	01/18/19	INR	420,508	6,012	356
INR/USD	JPM	01/18/19	INR	92,540	1,323	51
JPY/USD	SSB	01/07/19	JPY	10,683	98	—
JPY/USD	CIT	01/18/19	JPY	89,691	819	13
JPY/USD	GSC	01/18/19	JPY	24,595	225	7
KRW/USD	BCL	01/18/19	KRW	374,470	336	6
KRW/USD	JPM	01/18/19	KRW	82,559	74	1
MXN/USD	CIT	01/18/19	MXN	40,000	2,033	50
MXN/USD	GSC	01/18/19	MXN	3,043	155	7
MXN/USD	JPM	01/18/19	MXN	2,730	139	5
NOK/USD	GSC	01/18/19	NOK	10,307	1,192	1
PEN/USD	GSC	01/18/19	PEN	3,330	988	(13)
PEN/USD	GSC	01/18/19	PEN	7	2	—
RUB/USD	SSB	01/03/19	RUB	713	10	—
RUB/USD	BCL	01/18/19	RUB	49,134	707	(37)
RUB/USD	GSC	01/18/19	RUB	4,442	64	(2)
RUB/USD	JPM	01/18/19	RUB	2,114	30	(1)
TRY/USD	CIT	01/18/19	TRY	11,486	2,150	366
TWD/USD	JPM	01/18/19	TWD	1,093	36	—
USD/ARS	CIT	02/15/19	ARS	(3,097)	(78)	(1)
USD/ARS	JPM	02/15/19	ARS	(3,070)	(77)	(1)
USD/ARS	CIT	03/26/19	ARS	(10,885)	(260)	(14)
USD/ARS	GSC	03/26/19	ARS	(5,655)	(135)	(6)
USD/AUD	GSC	01/18/19	AUD	(4,840)	(3,412)	26
USD/AUD	JPM	01/18/19	AUD	(628)	(443)	15
USD/AUD	JPM	05/09/19	AUD	(267)	(189)	(1)
USD/BRL	BCL	01/18/19	BRL	(426)	(110)	—
USD/BRL	CIT	01/18/19	BRL	(566)	(146)	5
USD/BRL	GSC	01/18/19	BRL	(1,780)	(459)	5
USD/BRL	JPM	01/18/19	BRL	(3,109)	(802)	22
USD/CAD	BCL	01/18/19	CAD	(1,911)	(1,401)	50
USD/CAD	CIT	01/18/19	CAD	(1,517)	(1,113)	57
USD/CAD	GSC	01/18/19	CAD	(69)	(51)	1
USD/CAD	HSB	01/23/19	CAD	(2,846)	(2,088)	100
USD/CAD	SSB	03/19/19	CAD	(2,657)	(1,951)	34
USD/CLP	JPM	01/18/19	CLP	(63,780)	(92)	3
USD/CNH	BCL	01/18/19	CNH	(14,053)	(2,046)	(31)
USD/CNY	CIT	01/18/19	CNY	(5,652)	(823)	(13)
USD/COP	CIT	01/18/19	COP	(79,456)	(24)	—
USD/COP	GSC	01/18/19	COP	(154,818)	(48)	1
USD/COP	JPM	01/18/19	COP	(591,721)	(182)	3
USD/EUR	JPM	01/03/19	EUR	(2,948)	(3,377)	28
USD/EUR	BCL	01/18/19	EUR	(360)	(413)	3
USD/EUR	CIT	01/18/19	EUR	(600)	(689)	(3)
USD/EUR	CIT	01/18/19	EUR	(4,465)	(5,121)	71
USD/EUR	GSC	01/18/19	EUR	(245)	(281)	(2)
USD/EUR	GSC	01/18/19	EUR	(172)	(197)	1
USD/EUR	JPM	01/18/19	EUR	(6,140)	(7,043)	136
USD/EUR	CIT	01/23/19	EUR	(500)	(574)	(4)
USD/EUR	CIT	01/23/19	EUR	(14,504)	(16,645)	197
USD/EUR	RBS	01/23/19	EUR	(1,000)	(1,148)	10
USD/EUR	SIC	01/23/19	EUR	(1,000)	(1,148)	3
USD/EUR	SSB	03/19/19	EUR	(1,172)	(1,351)	(16)
USD/EUR	JPM	03/21/19	EUR	(2,120)	(2,446)	75
USD/GBP	BCL	01/18/19	GBP	(20)	(26)	—
USD/GBP	CIT	01/18/19	GBP	(187)	(239)	4
USD/GBP	GSC	01/18/19	GBP	(274)	(350)	4
USD/GBP	CIT	01/23/19	GBP	(6,574)	(8,393)	278
USD/IDR	BCL	01/18/19	IDR	(19,244,493)	(1,336)	(72)
USD/IDR	JPM	01/18/19	IDR	(4,253,720)	(294)	(8)
USD/INR	JPM	01/18/19	INR	(42,772)	(611)	(25)
USD/INR	JPM	03/06/19	INR	(41,628)	(592)	(8)
USD/INR	BCL	09/09/19	INR	(24,880)	(347)	(16)
USD/JPY	BCL	01/18/19	JPY	(95,573)	(873)	(28)
USD/JPY	CIT	01/18/19	JPY	(16,500)	(151)	(2)
USD/JPY	GSC	01/18/19	JPY	(34,849)	(318)	(7)
USD/JPY	JPM	01/18/19	JPY	(135,060)	(1,234)	(24)
USD/JPY	SSB	03/19/19	JPY	(143,273)	(1,315)	(41)
USD/KRW	JPM	01/18/19	KRW	(4,341,066)	(3,892)	(57)
USD/KRW	JPM	01/18/19	KRW	(8,529)	(8)	—
USD/MXN	BCL	01/18/19	MXN	(6,427)	(327)	(10)
USD/MXN	CIT	01/18/19	MXN	(59,098)	(3,002)	(16)
USD/MXN	CIT	01/18/19	MXN	(33,938)	(1,724)	55
USD/MXN	GSC	01/18/19	MXN	(1,358)	(69)	(3)
USD/MXN	GSC	01/18/19	MXN	(194)	(10)	—
USD/MXN	JPM	01/18/19	MXN	(25,209)	(1,280)	(27)
USD/MXN	GSC	03/06/19	MXN	(15,754)	(795)	(38)
USD/PEN	BCL	01/18/19	PEN	(137)	(41)	—
USD/PEN	GSC	01/18/19	PEN	(258)	(77)	1
USD/PLN	BCL	01/18/19	PLN	(1)	—	—
USD/RUB	CIT	01/18/19	RUB	(26,020)	(374)	20
USD/RUB	JPM	01/18/19	RUB	(38,963)	(560)	14
USD/TRY	BCL	01/18/19	TRY	(3,654)	(684)	(55)
USD/TRY	BCL	01/18/19	TRY	(19)	(4)	—
USD/TRY	GSC	01/18/19	TRY	(5,978)	(1,119)	(60)
USD/TRY	JPM	01/18/19	TRY	(194)	(36)	(2)
USD/TRY	GSC	02/08/19	TRY	(2,958)	(547)	(27)
USD/TWD	BCL	01/18/19	TWD	(80,986)	(2,639)	(12)
USD/TWD	JPM	01/18/19	TWD	(568)	(18)	—
USD/ZAR	BCL	01/18/19	ZAR	(1,127)	(78)	—
USD/ZAR	CIT	01/18/19	ZAR	(36,987)	(2,566)	(96)
USD/ZAR	GSC	01/18/19	ZAR	(3,274)	(227)	(4)
ZAR/USD	BBH	01/02/19	ZAR	1,100	77	1
ZAR/USD	BBH	01/03/19	ZAR	121	8	—
ZAR/USD	BBH	01/04/19	ZAR	83	6	—
ZAR/USD	CIT	01/18/19	ZAR	49	3	—
ZAR/USD	GSC	01/18/19	ZAR	40	3	—
					(51,966)	772

JNL Multi-Manager Alternative Fund — OTC Interest Rate Swap Agreements
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate[2] (%)		Expiration	Notional [1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
BRAZIBOR (A)	Paying	BOA	12.49	(A)	01/04/21	BRL	12,970	—	410
BRAZIBOR (A)	Paying	BOA	9.23	(A)	01/04/21	BRL	20,730	—	208
BRAZIBOR (A)	Paying	BOA	9.23	(A)	01/04/21	BRL	54,700	—	550
BRAZIBOR (A)	Paying	GSC	9.93	(A)	01/02/19	BRL	32,500	—	316
BRAZIBOR (A)	Paying	JPM	8.27	(A)	01/02/20	BRL	26,690	1	160
BRAZIBOR (A)	Paying	JPM	8.27	(A)	01/02/20	BRL	28,000	—	169
								1	1,813

JNL Multi-Manager Alternative Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection[4]
Russian Federation (Q)	BCL	1.45	1.00	06/20/23	(1,480)	(27)	(38)	11

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL Multi-Manager Alternative Fund — OTC Contracts for Difference
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration	Contracts[1] Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation) ($)

AAC Technologies Holdings Inc. (E)	GSC	1M HIBOR -0.50% (M)	TBD	(92)	HKD	(4,397)	31
Advantech Co Ltd. (E)	GSC	Federal Funds Effective Rate -2.50% (M)	TBD	(41)		(298)	17
Agricultural Bank of China Ltd. (E)	GSC	1M HIBOR +0.50% (M)	TBD	1,394	HKD	4,741	5
Airports of Thailand PCL (E)	MSC	Federal Funds Effective Rate -1.55% (M)	TBD	(496)		(950)	(44)
Amorepacific Corp. (E)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(8)		(483)	(25)
Anhui Conch Cement Co. Ltd. (E)	GSC	Federal Funds Effective Rate +0.90% (M)	TBD	86		382	(18)
Aspen Pharmaceuticals NPV (E)	GSC	JIBAR -0.75% (M)	TBD	(72)	ZAR	(9,638)	—
Axis Bank Ltd. (E)	GSC	Federal Funds Effective Rate -2.50% (M)	TBD	(23)		(999)	(27)
Baidu Inc. (E)	GSC	Federal Funds Effective Rate +0.40% (M)	TBD	7		1,230	(53)
Bank of Georgia (E)	GSC	Sterling Overnight Index Average +0.40% (M)	TBD	55	GBP	559	4
BDO Unibank Inc. (E)	MBL	Federal Funds Effective Rate -3.62% (M)	TBD	(389)		(920)	(50)
Best Inc. (E)	GSC	Federal Funds Effective Rate -1.00% (M)	TBD	(87)		(358)	2
BNK Financial Group Inc. (E)	GSC	Federal Funds Effective Rate +0.65% (M)	TBD	132		900	(34)
Bumrungrad Hospital Public Co Ltd. (E)	MSC	Federal Funds Effective Rate -2.88% (M)	TBD	(61)		(358)	6
Celltrion Healthcare Co. Ltd. (E)	MBL	Federal Funds Effective Rate -13.86% (M)	TBD	(10)		(618)	(33)
Celltrion Inc. (E)	GSC	Federal Funds Effective Rate -5.00% (M)	TBD	(4)		(726)	(38)
Champion REIT Co. (E)	GSC	1M HIBOR +0.50% (M)	TBD	1,072	HKD	5,789	(6)
Cheng Shin Rubber Industry Co. Ltd. (E)	GSC	Federal Funds Effective Rate -1.50% (M)	TBD	(706)		(983)	46
China Airlines Co. Ltd. (E)	GSC	Federal Funds Effective Rate -3.00% (M)	TBD	(2,310)		(819)	(7)
China International Capital Corp Ltd. (E)	GSC	1M HIBOR -2.00% (M)	TBD	(358)	HKD	(5,164)	(11)
China Life Insurance Co. Ltd. (E)	GSC	1M HIBOR -0.50% (M)	TBD	(488)	HKD	(8,042)	(9)
China Modern Dairy Holdings Ltd. (E)	GSC	1M HIBOR -4.25% (M)	TBD	(1,603)	HKD	(1,347)	12
China National Building Material Co. Ltd. (E)	GSC	1M HIBOR +0.50% (M)	TBD	902	HKD	5,096	(34)
China Pacific Insurance Group Co. Ltd. (E)	GSC	1M HIBOR -0.50% (M)	TBD	(163)	HKD	(4,308)	22
China Power International Development Ltd. (E)	GSC	1M HIBOR -1.50% (M)	TBD	(4,179)	HKD	(7,355)	(11)
China Resource Beer Holdings Co. (E)	GSC	1M HIBOR -0.50% (M)	TBD	(200)	HKD	(5,630)	21
China Taiping Insurance Holdings Co. Ltd. (E)	GSC	1M HIBOR -0.50% (M)	TBD	(95)	HKD	(2,129)	12
China Telecom Corp. Ltd. (E)	GSC	1M HIBOR +0.50% (M)	TBD	2,352	HKD	9,126	35
China Traditional Chinese Medicine Holdings Co. Ltd. (E)	GSC	1M HIBOR +0.50% (M)	TBD	1,186	HKD	5,776	(48)
CJ CGV (E)	MSC	Federal Funds Effective Rate -2.75% (M)	TBD	(7)		(251)	2
CK Hutchison Holdings Ltd. (E)	GSC	1M HIBOR +0.50% (M)	TBD	103	HKD	8,049	(40)
Commercial International Bank Egypt SAE - GDR (E)	GSC	Federal Funds Effective Rate +0.80% (M)	TBD	149		616	(2)
Companhia de Gas de Sao Paulo (E)	GSC	Federal Funds Effective Rate +0.75% (M)	TBD	27		390	13
COSCO Shipping Ports Ltd. (E)	GSC	1M HIBOR -5.00% (M)	TBD	(2,267)	HKD	(6,642)	(7)
Dongfang Electric Corp. Ltd. (E)	GSC	1M HIBOR -2.25% (M)	TBD	(1,693)	HKD	(7,738)	(11)
Dr. Reddy's Laboratories Ltd. (E)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(9)		(333)	(3)
Eclat Textile Co. Ltd. (E)	MBL	Federal Funds Effective Rate -5.79% (M)	TBD	(25)		(281)	(6)
Ednered SA (E)	GSC	Euro Overnight Index Average -0.40% (M)	TBD	(10)	EUR	(321)	(5)
El Puerto de Liverpool SAB de CV (E)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(125)		(768)	(33)
El Sillajen Inc. (E)	GSC	Federal Funds Effective Rate -6.50% (M)	TBD	(10)		(642)	(8)
Epistar Corp. (E)	GSC	Federal Funds Effective Rate -4.00% (M)	TBD	(908)		(760)	4
Fila Korea Ltd. (E)	GSC	Federal Funds Effective Rate +0.65% (M)	TBD	9		433	18
Foxconn Tech Co. (E)	GSC	Federal Funds Effective Rate +0.65% (M)	TBD	443		865	6
Franco-Nevada Corp. (E)	GSC	Canada 1M Bankers' Acceptances Rate -0.25% (M)	TBD	(14)	CAD	(1,399)	17
Fullshare Holdings Ltd. (E)	GSC	1M HIBOR -13.00% (M)	TBD	(2,215)	HKD	(5,028)	131
Gazit-Globe Ltd. (E)	GSC	3M TELBOR +0.70% (M)	TBD	103	ILS	2,954	(61)
Golden Argi-Resources Ltd. (E)	GSC	Singapore Swap Offer Rate -0.50% (M)	TBD	(3,585)	SGD	(914)	27
Great Wall Motors Co. Ltd. (E)	MBL	1M HIBOR -2.50% (M)	TBD	(1,000)	HKD	(4,518)	3
Grupo Gicsa (E)	GSC	Federal Funds Effective Rate +0.65% (M)	TBD	2,581		709	126

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Grupo Televisa SAB (E)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(13)		(172)	6
JNL Multi-Manager Alternative Fund — OTC Contracts for Difference (continued)
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration	Contracts[1] Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation) ($)
Hana Financial Group Inc. (E)	GSC	Federal Funds Effective Rate +0.65% (M)	TBD	50		1,692	(58)
Hang Lung Properties (E)	GSC	1M HIBOR +0.50% (M)	TBD	207	HKD	3,209	(16)
Henan Shuang Investment (E)	GSC	Federal Funds Effective Rate +0.90% (M)	TBD	149		492	18
HK Electric Investments Ltd. (E)	GSC	1M HIBOR -0.50% (M)	TBD	(1,050)	HKD	(8,253)	(5)
Hong Kong & China Gas Co. Ltd. (E)	GSC	1M HIBOR -0.50% (M)	TBD	(239)	HKD	(3,835)	(4)
HSBC Holdings Plc (E)	GSC	Sterling Overnight Index Average +0.40% (M)	TBD	109	GBP	707	(4)
Huadian Power International (E)	GSC	1M HIBOR -0.50% (M)	TBD	(1,780)	HKD	(6,070)	(27)
Huaneng Power International Inc. (E)	MBL	1M HIBOR -0.46% (M)	TBD	(1,040)	HKD	(5,002)	(23)
ICICI Bank Ltd. ADR (E)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(98)		(1,003)	(3)
IMAX China Holdings Inc. (E)	GSC	1M HIBOR -6.00% (M)	TBD	(327)	HKD	(6,763)	(5)
IQIYI Inc. (E)	GSC	Federal Funds Effective Rate -1.25% (M)	TBD	(19)		(301)	14
Jasa Marga Persero Tbk PT (E)	MBL	Federal Funds Effective Rate -3.50% (M)	TBD	(672)		(204)	4
JD.Com Inc. (E)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(32)		(676)	4
Jiangsu Yanghe Brewery (E)	GSC	Federal Funds Effective Rate +0.90% (M)	TBD	120		1,721	(65)
Kakao Corp. (E)	GSC	Federal Funds Effective Rate -1.00% (M)	TBD	(4)		(349)	14
KGHM Polska Miedz SA (E)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(40)		(942)	(6)
Kweichow Moutai Co. Ltd. (E)	GSC	Federal Funds Effective Rate +0.90% (M)	TBD	13		1,139	2
Lee & Man Paper Manufacturing Ltd. (E)	GSC	1M HIBOR -0.50% (M)	TBD	(207)	HKD	(1,356)	(2)
Link Real Estate Group (E)	GSC	1M HIBOR +0.50% (M)	TBD	59	HKD	4,639	(1)
MAHLE Metal Leve SA (E)	GSC	Federal Funds Effective Rate +0.75% (M)	TBD	97		636	(8)
mBank SA (E)	GSC	Federal Funds Effective Rate -1.50% (M)	TBD	(4)		(408)	9
Meituan Dianping Co. (E)	GSC	1M HIBOR -4.75% (M)	TBD	(127)	HKD	(6,082)	64
New China Life Insurance Co. Ltd. (E)	GSC	1M HIBOR -0.50% (M)	TBD	(131)	HKD	(4,336)	32
Nine Dragons Paper Ltd. (E)	GSC	1M HIBOR -0.50% (M)	TBD	(181)	HKD	(1,406)	1
Orange Polska SA (E)	GSC	Federal Funds Effective Rate -0.75% (M)	TBD	(193)		(245)	(2)
Paradise Co. Ltd. (E)	MSC	Federal Funds Effective Rate -7.92% (M)	TBD	(56)		(978)	33
Parkson Retail Group Ltd. (E)	GSC	1M HIBOR -1.75% (M)	TBD	(2,022)	HKD	(1,152)	(6)
Petra Diamonds Ltd. (E)	GSC	Sterling Overnight Index Average +0.40% (M)	TBD	446	GBP	169	(1)
Pinduoduo Inc. (E)	GSC	Federal Funds Effective Rate -6.73% (M)	TBD	(22)		(507)	13
PT Bank Mandiri Tbk (E)	MBL	Federal Funds Effective Rate -3.50% (M)	TBD	(587)		(298)	(3)
Raia Drogasil SA (E)	GSC	Federal Funds Effective Rate -5.50% (M)	TBD	(45)		(679)	12
Samsung Electronics Co. Ltd. (E)	GSC	Federal Funds Effective Rate +0.65% (M)	TBD	70		2,401	15
SATS Ltd. (E)	GSC	Singapore Swap Offer Rate -1.50% (M)	TBD	(211)	SGD	(959)	(17)
Sea Ltd. (E)	GSC	Federal Funds Effective Rate -0.60% (M)	TBD	(65)		(760)	23
SembCorp Marine Ltd. (E)	MSC	Singapore Swap Offer Rate -6.75% (M)	TBD	(723)	SGD	(1,143)	20
Semiconductor Manufacturing International Corp. (E)	GSC	1M HIBOR -2.75% (M)	TBD	(878)	HKD	(6,506)	63
Shanghai Electric Power Co. Ltd. (E)	GSC	1M HIBOR -1.25% (M)	TBD	(2,888)	HKD	(7,336)	15
Shanghai Haohai Biological Technology Co. Ltd. (E)	GSC	1M HIBOR +0.50% (M)	TBD	117	HKD	4,095	61
Singapore Press Holdings Ltd. (E)	GSC	Singapore Swap Offer Rate -1.00% (M)	TBD	(117)	SGD	(278)	(3)
Sinofert Holdings Ltd. (E)	GSC	1M HIBOR -5.25% (M)	TBD	(5,420)	HKD	(4,878)	(1)
Sinopec Engineering Group Co. Ltd. (E)	GSC	1M HIBOR +0.50% (M)	TBD	867	HKD	5,702	(17)
SK Hynix Inc. (E)	GSC	Federal Funds Effective Rate +0.65% (M)	TBD	6		310	—
SK Networks Co. Ltd. (E)	MSC	Federal Funds Effective Rate -0.63% (M)	TBD	(139)		(612)	(37)
Sociedad Quimica y Minera de Chile SA (E)	GSC	Federal Funds Effective Rate -7.68% (M)	TBD	(15)		(594)	34
Suzuki Motor Corp. (E)	GSC	Tokyo Overnight Average Rate +0.50% (M)	TBD	25	JPY	138,494	1
Swire Properties Ltd. (E)	GSC	1M HIBOR +0.50% (M)	TBD	306	HKD	8,415	(1)
Taiwan Semiconductor Manufacturing Co. Ltd. (E)	GSC	Federal Funds Effective Rate +0.65% (M)	TBD	312		2,246	38
Tamar Petroleum Ltd. (E)	GSC	3M TELBOR +0.70% (M)	TBD	71	ILS	1,128	(13)
TBC Bank Group Plc (E)	GSC	Sterling Overnight Index Average +0.40% (M)	TBD	42	GBP	586	61
Telekom Malaysia Bhd DBA (E)	MSC	Federal Funds Effective Rate -3.86% (M)	TBD	(1,035)		(644)	(22)
Telesites SAB DE CV (E)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(1,191)		(709)	(2)
Tencent Holdings Ltd. (E)	GSC	1M HIBOR +0.50% (M)	TBD	85	HKD	25,768	119
Unilever Indonesia (E)	MBL	Federal Funds Effective Rate -3.52% (M)	TBD	(323)		(979)	(41)
United Microelectronics Corp. (E)	GSC	Federal Funds Effective Rate -1.49% (M)	TBD	(219)		(393)	—
Weichai Power Co. Ltd. (E)	GSC	1M HIBOR +0.50% (M)	TBD	377	HKD	3,344	3
WH Group Ltd. (E)	GSC	1M HIBOR +0.50% (M)	TBD	1,272	HKD	7,502	20
Wharf Real Estate Investment Co. Ltd. (E)	GSC	1M HIBOR +0.50% (M)	TBD	150	HKD	7,238	(28)
Wuliangye Yibin Co. Ltd. (E)	GSC	Federal Funds Effective Rate +0.90% (M)	TBD	262		2,010	(71)
Yatas (E)	GSC	Federal Funds Effective Rate +0.70% (M)	TBD	333		259	22

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Yatas International ASA (E)	GSC	1M NIBOR -0.40% (M)	TBD	(24)	NOK	(8,325)	18
JNL Multi-Manager Alternative Fund — OTC Contracts for Difference (continued)
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration	Contracts[1] Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation) ($)
Zhaojin Mining Industry Co. Ktd. (E)	GSC	1M HIBOR -5.50% (M)	TBD	(999)	HKD	(7,986)	4
ZTO Express Cayman Inc. (E)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(19)		(299)	3
							190

JNL Multi-Manager Alternative Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Counter-party	Rate Paid/Received by Fund[2,9]	Expiration	Notional[1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
COMMON STOCKS
Express Scripts Holding Co. (E)‡	BOA	1M LIBOR +0.75% (Q)	12/03/19	1,100	—	224
Gemalto NV (E)	BOA	1M LIBOR +0.35% (Q)	05/31/19	3,241	—	(20)
Shire Plc (E)	BOA	3M LIBOR +0.30% (Q)	10/02/19	144	—	(6)
USG Corp. (E)	BOA	1M LIBOR +0.75% (Q)	09/11/19	1,377	—	(15)
AT&T Inc. (E)	JPM	3M LIBOR +0.30% (Q)	09/09/19	849	—	(93)
Innogy SE (E)	JPM	3M LIBOR +0.40% (Q)	07/22/19	866	—	75
Myob Group Ltd. (E)	JPM	3M LIBOR +0.40% (Q)	12/31/19	183	—	3
Shire Plc (E)	JPM	1M LIBOR +0.80% (Q)	12/13/19	6,770	—	88
					—	256
Total return swap agreements - paying return
COMMON STOCKS
Brookfield Property Partners LP (E)	BOA	1M LIBOR -4.50% (Q)	04/05/19	(132)	—	19
CIGNA Corp. (E)‡	BOA	1M LIBOR -0.40% (Q)	09/23/19	(595)	—	(50)
Takeda Pharmaceutical Co. Ltd. (E)	BOA	3M LIBOR -5.25% (Q)	10/03/19	(214)	—	43
Takeda Pharmaceutical Co. Ltd. (E)	BOA	1M LIBOR -4.50% (Q)	12/06/19	(3,870)	—	717
					—	729

‡Swap agreement fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s Board of Trustees and classified as Level 3 for FASB ASC Topic 820 “Fair Value Measurements” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements” in the Notes to Financial Statements.

JNL Multi-Manager Alternative Fund — OTC Total Return Basket Swap Agreements
Paying Return of Reference Entity[2]	Counterparty	Rate Received by Fund[2]	Expiration	Notional [1]	Net Value of Reference Entities ($)	Unrealized Appreciation (Depreciation) ($)
Short Equity Securities (E)	MSC	Federal Funds Effective Rate (M)	05/02/19	95,761	(101,989)	(6,377)

	Shares	Value ($)
Reference Entity - Short Equity Securities
Communication Services
BCE Inc.	(3)	(119)
Consumer Discretionary
ABM Industries Inc.	(23)	(742)
Aramark Corp.	(3)	(87)
Big Lots Inc.	(15)	(442)
CarMax Inc.	(21)	(1,342)
Carnival Corp.	(2)	(99)
Carters Inc.	(7)	(571)
Cracker Barrel Old Country Store Inc.	(1)	(200)
D.R. Horton Inc.	(3)	(104)
Dollar Tree Inc.	(14)	(1,301)
Dorman Products Inc.	(4)	(396)
Genuine Parts Co.	(4)	(422)
Hasbro Inc.	(8)	(626)
Hilton Grand Vacations Inc.	(12)	(303)
Home Depot Inc.	(4)	(644)
L Brands, Inc.	(5)	(116)
LCI Industries	(10)	(675)
Leggett & Platt Inc.	(25)	(900)
Liberty Broadband Corp. - Class A	(4)	(259)
Liberty Broadband Corp. - Class C	(7)	(483)
Liberty Media Corp. Series C	(7)	(215)
Lithia Motors Inc.	(10)	(733)
Live Nation Entertainment Inc.	(9)	(448)
LKQ Corp.	(57)	(1,343)
Lowe's Companies Inc.	(2)	(139)
	Shares	Value ($)
Consumer Discretionary (continued)
Marriott International Inc.	(2)	(185)
Marriott Vacations Worldwide Corp.	(7)	(515)
Mattel Inc.	(29)	(287)
McDonald's Corp.	(3)	(471)
Mohawk Industries Inc.	(11)	(1,275)
Monro Muffler Brake Inc.	(10)	(701)
Pool Corp.	(5)	(699)
Skechers USA Inc.	(4)	(92)
Thor Industries Inc.	(1)	(68)
TJX Cos. Inc.	(2)	(72)
Under Armour Inc. - Class C	(19)	(309)
Wayfair Inc. - Class A	(3)	(261)
Wynn Resorts Ltd.	(2)	(178)
		(17,703)
Consumer Staples
Bunge Ltd.	(2)	(96)
Campbell Soup Co.	(4)	(132)
Casey's General Stores Inc.	(3)	(423)
Colgate-Palmolive Co.	(3)	(167)
Coty Inc.	(78)	(515)
Estee Lauder Cos. Inc.	(2)	(215)
Kraft Heinz Foods Co.	(9)	(396)
PriceSmart Inc.	(9)	(502)
Sanderson Farm Inc.	(6)	(586)
		(3,032)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Energy
Cabot Oil & Gas Corp.	(13)	(295)
	Shares	Value ($)
Energy (continued)
Callon Petroleum Co.	(83)	(542)
Centennial Resource Development Inc. - Class A	(63)	(693)
Concho Resources Inc.	(7)	(673)
Enbridge Inc.	(43)	(1,333)
EOG Resources Inc.	(1)	(96)
Extraction Oil & Gas Inc.	(36)	(157)
Exxon Mobil Corp.	(7)	(484)
Franks International NV	(57)	(300)
Jagged Peak Energy Inc.	(66)	(602)
Matador Resources Co.	(34)	(533)
ONEOK Inc.	(10)	(534)
Parsley Energy Inc.	(10)	(152)
Pembina Pipeline Corp.	(17)	(519)
Targa Resources Corp.	(27)	(991)
Transcanada Corp.	(14)	(486)
		(8,390)
Financials
American International Group Inc.	(43)	(1,710)
BlackRock Inc.	(3)	(1,281)
Brookfield Asset Management Inc.	(35)	(1,358)
CBOE Holdings Inc.	(6)	(567)
Chubb Ltd.	(1)	(123)
Cincinnati Financial Corp.	(5)	(364)
Columbia Banking System Inc.	(16)	(581)
First Financial Bankshares Inc.	(5)	(277)
First Horizon National Corp.	(31)	(412)
First Republic Bank	(5)	(452)
Home BancShares Inc.	(11)	(185)
Markel Corp.	(1)	(1,396)
MarketAxess Holdings Inc.	(7)	(1,511)
Marsh & McLennan Cos. Inc.	(8)	(598)
Mercury General Corp.	(1)	(52)
Moody's Corp.	(3)	(364)
South State Corp.	(4)	(216)
Sterling Bancorp	(17)	(282)
TFS Financial Corp.	(34)	(542)
United Bankshares Inc.	(41)	(1,288)
Wells Fargo & Co.	(14)	(650)
WisdomTree Investments Inc.	(60)	(399)
		(14,608)
Health Care
Acadia Pharmaceuticals Inc.	(24)	(383)
Agios Pharmaceuticals Inc.	(15)	(673)
Akorn Inc.	(18)	(63)
Alnylam Pharmaceuticals Inc.	(9)	(663)
American Medical Response	(60)	(1,511)
Array BioPharma	(25)	(358)
Bluebird Bio Inc.	(5)	(466)
Blueprint Medicines Corp.	(2)	(129)
Cantel Medical Corp.	(7)	(529)
Catalent Inc.	(12)	(362)
Clovis Oncolofy Inc.	(22)	(397)
Cooper Companies Inc.	(3)	(878)
Dentsply Sirona Inc.	(27)	(1,005)
Exact Sciences Corp.	(12)	(732)
Insulet Corp.	(2)	(190)
Intercept Pharmaceuticals Inc.	(2)	(192)
Intrexon Corp.	(9)	(59)
Johnson & Johnson	(2)	(245)
Medicines Co.	(27)	(519)
Medidata Solutions Inc.	(7)	(485)
Nevro Corp.	(12)	(474)
NuVasive Inc.	(10)	(476)
Portola Pharmaceuticals Inc.	(16)	(310)
Qiagen NV	(5)	(176)
Sage Therapeutics Inc.	(2)	(230)
Teleflex Inc.	(3)	(775)
Ultragenyx Pharmaceutical Inc.	(13)	(543)
		(12,823)
Industrials
3M Co.	(5)	(1,019)
Allegiant Travel Co.	(4)	(421)
BWX Technologies Inc.	(23)	(868)
	Shares	Value ($)
Industrials (continued)
Carlisle Cos. Inc.	(3)	(261)
Floor & Decor Holdings Inc.	(8)	(194)
General Dynamics Corp.	(1)	(165)
Granite Construction Inc.	(19)	(749)
Healthcare Services Group Inc.	(30)	(1,197)
JBT Corp.	(7)	(503)
Knight-Swift Transportation Holdings Inc.	(47)	(1,186)
Middleby Corp.	(8)	(801)
Ritchie Bros. Auctioneers Inc.	(20)	(671)
Spirit Airlines Inc.	(4)	(243)
Stanley Black & Decker Inc.	(10)	(1,144)
Stericycle Inc.	(8)	(283)
Thomson Reuters Corp.	(4)	(184)
Toro Co.	(3)	(162)
Welbilt Inc.	(9)	(98)
		(10,149)
Information Technology
2U Inc.	(2)	(114)
3D Systems Corp.	(8)	(80)
Accenture Plc	(1)	(155)
Alphabet Inc. - Class A	—	(491)
Amdocs Ltd.	(12)	(703)
Cognex Corp.	(36)	(1,384)
Coherent Inc.	(4)	(433)
Diebold Nixdorf Inc.	(19)	(48)
Ellie Mae Inc.	(9)	(572)
Facebook Inc.	(6)	(741)
FireEye Inc.	(24)	(384)
First Solar Inc.	(14)	(607)
Gartner Inc.	(10)	(1,214)
Guidewire Software Inc.	(1)	(112)
IPG Photonics Corp.	(8)	(946)
Logmein Inc.	(1)	(114)
MACOM Technology Solutions Holdings Inc.	(6)	(91)
Mercadolibre Inc.	(2)	(574)
Monolithic Power Systems Inc.	(8)	(965)
Pegasystems Inc.	(3)	(158)
Shopify Inc.	(5)	(692)
Snap Inc. - Class A	(64)	(353)
Square Inc.	(2)	(101)
Switch Inc.	(15)	(106)
Tableau Software Inc.	(4)	(432)
Take-Two Interactive Software Inc.	(10)	(898)
Take-Two Interactive Software Inc.	(1)	(103)
ViaSat Inc.	(24)	(1,403)
Worldpay Inc.	(11)	(825)
Zillow Group Inc.	(14)	(455)
		(15,254)
Materials
Agnico Eagle Mines Ltd.	(4)	(145)
Albemarle Corp.	(4)	(270)
AptarGroup Inc.	(1)	(75)
Compass Minerals International Inc.	(9)	(359)
Crown Holdings Inc.	(26)	(1,089)
Ecolab Inc.	(7)	(1,031)
FMC Corp.	(5)	(355)
Franco-Nevada Corp.	(5)	(330)
Martin Marietta Materials Inc.	(7)	(1,280)
NewMarket Corp.	(1)	(560)
PPG Industries Inc.	(5)	(480)
Reliance Steel & Aluminum Co.	(2)	(149)
RPM International Inc.	(5)	(306)
Scotts Miracle-Gro Co. - Class A	(9)	(572)
Sensient Technologies Corp.	(14)	(782)
Sherwin-Williams Co.	(1)	(220)
Summit Materials Inc. - Class A	(22)	(268)
United States Steel Corp.	(5)	(84)
Valvoline Inc.	(25)	(482)
Vulcan Materials Co.	(13)	(1,255)
		(10,092)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Real Estate
American Campus Communities Inc.	(38)	(1,565)
Corporate Office Properties Trust	(14)	(299)
	Shares	Value ($)
Real Estate (continued)
Cousins Properties Inc.	(34)	(267)
Cyrusone Inc.	(10)	(524)
Equinix Inc.	(3)	(924)
Healthcare Realty Trust Inc.	(29)	(836)
Howard Hughes Corp.	(5)	(517)
Hudson Pacific Properties Inc.	(46)	(1,328)
Iron Mountain Inc.	(4)	(130)
Kilroy Realty Corp.	(23)	(1,471)
Macerich	(14)	(602)
Mack-Cali Realty Corp.	(31)	(601)
Welltower Inc.	(1)	(62)
		(9,126)
Technology
Dolby Laboratories Inc. - Class A	(4)	(216)
Nvida Corp.	(2)	(287)
		(503)
Utilities
Algonquin Power & Utilities Corp.	(19)	(190)
Total Reference Entity – Short Equity Securities		(101,989)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL Multi-Manager International Small Cap Fund *
COMMON STOCKS 95.8%
Australia 6.0%
Afterpay Touch Group Ltd. (a) (b)	311	2,722
Australian Pharmaceutical Industries Ltd.	2,321	2,251
Sandfire Resources NL	408	1,917
Other Securities		8,199
		15,089
Belgium 0.2%
Other Securities		408
Brazil 1.6%
Azul SA - ADR (a)	70	1,926
Other Securities		2,129
		4,055
Canada 5.5%
AGF Holdings Inc. - Class B	496	1,753
CAE Inc.	142	2,604
Other Securities		9,386
		13,743
Chile 0.1%
Other Securities		293
China 2.7%
Huaxin Cement Co. Ltd.	1,220	2,081
Other Securities		4,694
		6,775
Denmark 1.9%
Royal Unibrew A/S	37	2,556
Other Securities		2,182
		4,738
France 0.2%
Other Securities		557
Germany 5.8%
Delivery Hero AG (a)	51	1,914
Evotec AG (a)	86	1,724
Xing SE	6	1,753
Other Securities		9,195
		14,586
Greece 0.4%
Other Securities		1,090
Hong Kong 2.3%
Yuexiu Property Co. Ltd.	11,749	2,161
Other Securities		3,629
		5,790
India 1.4%
Other Securities		3,451
Indonesia 0.5%
Other Securities		1,350
Ireland 2.5%
C&C Group Plc (c)	716	2,234
ICON Plc (a)	18	2,332
Other Securities		1,627
		6,193
Israel 0.2%
Other Securities		487
Italy 2.8%
Brembo SpA	177	1,815
Interpump Group SpA	71	2,116
Unipol Gruppo SpA	508	2,055
Other Securities		1,131
		7,117
Japan 18.3%
Asahi Intecc Co. Ltd.	50	2,090
En-Japan Inc.	73	2,276
Haseko Corp.	225	2,364
Japan Material Co. Ltd.	211	2,051
MonotaRO Co. Ltd.	79	1,953
Nihon M&A Center Inc.	112	2,253
Pigeon Corp.	56	2,390
	Shares/Par[1]	Value ($)
Sojitz Corp.	645	2,230
Other Securities		28,400
		46,007
Jersey 0.6%
Other Securities		1,644
Malaysia 0.1%
Other Securities		238
Mexico 1.8%
CIBanco SA Institucion de Banca Multiple	2,300	2,072
Other Securities		2,352
		4,424
Netherlands 2.7%
ASR Nederland NV	64	2,538
Takeaway.com NV (a)	31	2,062
Other Securities		2,289
		6,889
Norway 3.2%
Grieg Seafood ASA	161	1,906
Other Securities		6,153
		8,059
Portugal 0.1%
Other Securities		286
Singapore 0.9%
Yanlord Land Group Ltd.	2,552	2,285
South Africa 1.1%
Other Securities		2,693
South Korea 4.4%
Cafe24 Corp. (a)	19	1,909
Duzon Bizon Co. Ltd.	54	2,516
Medy-Tox Inc.	4	1,951
Other Securities		4,673
		11,049
Spain 0.1%
Other Securities		374
Sweden 9.0%
Avanza Bank Holding AB	65	3,105
Biotage AB	152	1,889
G&L Beijer Ref AB	170	2,816
Indutrade AB	84	1,953
Nobina AB	332	2,252
Other Securities		10,692
		22,707
Switzerland 2.2%
Tecan Group AG	10	1,875
VAT Group AG	24	2,096
Other Securities		1,570
		5,541
Taiwan 4.2%
Coretronic Corp.	1,651	2,058
Radiant Opto-Electronics Corp.	894	2,461
Simplo Technology Co. Ltd.	307	2,083
Other Securities		4,015
		10,617
Thailand 0.6%
Other Securities		1,453
Turkey 0.7%
Other Securities		1,807
United Kingdom 11.2%
Evraz Plc	401	2,464
Halma Plc	107	1,865
Northgate Plc	500	2,424
Ocado Group Plc (a)	173	1,742
Spirax-Sarco Engineering Plc	27	2,116
Wizz Air Holdings Plc (a)	65	2,317
Other Securities		15,416
		28,344
United States of America 0.5%
Other Securities		1,258
Total Common Stocks (cost $293,716)		241,397

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
PREFERRED STOCKS 0.3%
Brazil 0.3%
Other Securities		698
Total Preferred Stocks (cost $479)		698
WARRANTS 0.6%
China 0.6%
Other Securities		1,676
Total Warrants (cost $2,028)		1,676
SHORT TERM INVESTMENTS 2.7%
Investment Companies 2.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	6,746	6,746
Total Short Term Investments (cost $6,746)		6,746
Total Investments 99.4% (cost $302,969)		250,517
Other Assets and Liabilities, Net 0.6%		1,407
Total Net Assets 100.0%		251,924

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL Multi-Manager Mid Cap Fund *
COMMON STOCKS 98.2%
Communication Services 2.5%
Other Securities		22,848
Consumer Discretionary 8.7%
Advance Auto Parts Inc.	40	6,298
Hasbro Inc.	126	10,233
Tractor Supply Co.	97	8,094
Ulta Beauty Inc. (a)	30	7,223
Other Securities		46,704
		78,552
Consumer Staples 9.2%
Archer-Daniels-Midland Co.	156	6,402
Flowers Foods Inc.	385	7,111
Hormel Foods Corp. (b)	262	11,193
JM Smucker Co.	73	6,872
McCormick & Co. Inc.	44	6,127
Molson Coors Brewing Co. - Class B	110	6,178
TreeHouse Foods Inc. (a)	121	6,136
Other Securities		33,524
		83,543
Energy 2.3%
Other Securities		20,914
Financials 15.0%
Aflac Inc.	130	5,910
Alleghany Corp.	13	8,400
Arthur J Gallagher & Co.	196	14,412
Everest Re Group Ltd.	53	11,432
Northern Trust Corp.	102	8,568
Prosperity Bancshares Inc.	150	9,356
SunTrust Banks Inc.	137	6,928
WR Berkley Corp.	81	5,969
Other Securities		64,256
		135,231
Health Care 13.4%
AmerisourceBergen Corp.	114	8,500
Bio-Techne Corp.	44	6,295
Cooper Cos. Inc.	24	6,108
Dentsply Sirona Inc.	171	6,382
Edwards Lifesciences Corp. (a)	42	6,357
Integra LifeSciences Holdings Corp. (a)	187	8,434
Veeva Systems Inc. - Class A (a)	69	6,208
Waters Corp. (a)	51	9,621
Other Securities		63,109
		121,014
Industrials 15.2%
AMETEK Inc.	145	9,810
Fortive Corp.	114	7,713
IDEX Corp.	48	5,997
Ingersoll-Rand Plc	84	7,619
Nordson Corp.	78	9,369
Parker Hannifin Corp.	39	5,789
Ritchie Bros. Auctioneers Inc.	213	6,969
Rockwell Automation Inc.	64	9,676
Verisk Analytics Inc. (a)	70	7,633
Other Securities		67,084
		137,659
Information Technology 19.2%
Fidelity National Information Services Inc.	56	5,737
Nutanix Inc. - Class A (a)	145	6,051
Palo Alto Networks Inc. (a)	70	13,072
Red Hat Inc. (a)	59	10,275
Splunk Inc. (a)	136	14,291
Synopsys Inc. (a)	84	7,034
Workday Inc. - Class A (a)	66	10,539
Other Securities		106,416
		173,415
Materials 5.2%
AptarGroup Inc.	126	11,888
Eastman Chemical Co.	89	6,498
International Flavors & Fragrances Inc.	52	6,915
	Shares/Par[1]	Value ($)
Reliance Steel & Aluminum Co.	110	7,805
Other Securities		13,917
		47,023
Real Estate 4.7%
National Retail Properties Inc.	164	7,956
Other Securities		34,723
		42,679
Utilities 2.8%
DTE Energy Co.	67	7,338
Other Securities		17,467
		24,805
Total Common Stocks (cost $881,060)		887,683
SHORT TERM INVESTMENTS 2.3%
Investment Companies 2.0%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	18,510	18,510
Securities Lending Collateral 0.3%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	2,553	2,553
Total Short Term Investments (cost $21,063)		21,063
Total Investments 100.5% (cost $902,123)		908,746
Other Assets and Liabilities, Net (0.5)%		(4,673)
Total Net Assets 100.0%		904,073

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL Multi-Manager Small Cap Growth Fund *
COMMON STOCKS 98.3%
Communication Services 3.7%
Rightmove Plc	2,862	15,801
Other Securities		51,102
		66,903
Consumer Discretionary 12.1%
Etsy Inc. (a)	365	17,338
Fox Factory Holding Corp. (a)	371	21,844
Grand Canyon Education Inc. (a)	115	11,000
Ollie's Bargain Outlet Holdings Inc. (a)	178	11,782
Strategic Education Inc.	196	22,184
Other Securities		137,105
		221,253
Consumer Staples 3.0%
Chefs' Warehouse Inc. (a)	389	12,445
Sprouts Farmers Market Inc. (a)	473	11,130
Other Securities		31,470
		55,045
Energy 1.0%
Other Securities		18,039
Financials 8.1%
DocuSign Inc. (a) (b)	280	11,239
FirstCash Inc.	142	10,280
Green Dot Corp. - Class A (a)	194	15,467
Interactive Brokers Group Inc.	303	16,498
Moelis & Co. - Class A	299	10,289
Morningstar Inc.	104	11,451
Other Securities		72,096
		147,320
Health Care 20.1%
Exact Sciences Corp. (a)	200	12,600
Ligand Pharmaceuticals Inc. (a)	124	16,834
Masimo Corp. (a)	140	14,982
Teladoc Health Inc. (a) (b)	305	15,129
Other Securities		306,242
		365,787
Industrials 18.2%
AAON Inc. (b)	354	12,404
Axon Enterprise Inc. (a)	288	12,618
Azul SA - ADR (a)	465	12,886
Copart Inc. (a)	285	13,618
CoStar Group Inc. (a) (b)	54	18,202
HEICO Corp. - Class A	242	15,250
Kennametal Inc.	461	15,361
Old Dominion Freight Line Inc.	110	13,534
SiteOne Landscape Supply Inc. (a)	198	10,931
Other Securities		207,250
		332,054
Information Technology 29.6%
Aspen Technology Inc. (a)	153	12,578
Auto Trader Group Plc	3,105	18,044
Autohome Inc. - Class A - ADR (b)	282	22,064
Black Knight Inc. (a)	245	11,033
Brooks Automation Inc.	488	12,771
Cornerstone OnDemand Inc. (a)	302	15,238
Coupa Software Inc. (a)	264	16,623
Ellie Mae Inc. (a) (b)	166	10,450
Euronet Worldwide Inc. (a)	230	23,501
InterXion Holding NV (a)	251	13,575
Littelfuse Inc.	59	10,091
LivePerson Inc. (a)	902	17,011
NVE Corp.	121	10,580
Paycom Software Inc. (a)	275	33,728
Paylocity Holding Corp. (a)	228	13,737
Q2 Holdings Inc. (a)	203	10,062
RingCentral Inc. - Class A (a)	314	25,872
SendGrid Inc. (a)	252	10,917
SPS Commerce Inc. (a)	138	11,383
Virtusa Corp. (a)	244	10,389
	Shares/Par[1]	Value ($)
Other Securities		229,074
		538,721
Materials 2.1%
Ashland Global Holdings Inc.	182	12,904
Other Securities		25,467
		38,371
Real Estate 0.3%
Other Securities		6,024
Utilities 0.1%
Other Securities		1,753
Total Common Stocks (cost $1,850,310)		1,791,270
SHORT TERM INVESTMENTS 7.1%
Investment Companies 1.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	34,383	34,383
Securities Lending Collateral 5.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	95,421	95,421
Total Short Term Investments (cost $129,804)		129,804
Total Investments 105.4% (cost $1,980,114)		1,921,074
Other Assets and Liabilities, Net (5.4)%		(97,772)
Total Net Assets 100.0%		1,823,302

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL Multi-Manager Small Cap Value Fund *
COMMON STOCKS 97.3%
Communication Services 1.5%
Other Securities		15,883
Consumer Discretionary 13.6%
America's Car-Mart Inc. (a) (b)	104	7,517
Gildan Activewear Inc.	464	14,099
Helen of Troy Ltd. (a)	110	14,385
Nautilus Inc. (a)	733	7,991
Williams-Sonoma Inc. (b)	238	12,001
Winnebago Industries Inc.	472	11,434
Other Securities		79,353
		146,780
Consumer Staples 1.5%
Other Securities		16,040
Energy 2.9%
Other Securities		31,245
Financials 21.3%
American Equity Investment Life Holding Co.	198	5,545
BancorpSouth Bank	247	6,442
Cathay General Bancorp	248	8,321
Commerce Bancshares Inc.	146	8,210
FirstCash Inc.	115	8,291
Glacier Bancorp Inc.	151	5,995
National Western Life Group Inc. - Class A	22	6,690
PRA Group Inc. (a) (b)	260	6,334
RenaissanceRe Holdings Ltd.	50	6,725
TCF Financial Corp.	545	10,613
Umpqua Holdings Corp.	417	6,638
Other Securities		150,600
		230,404
Health Care 6.3%
Hill-Rom Holdings Inc.	77	6,792
MEDNAX Inc. (a)	203	6,699
Syneos Health Inc. - Class A (a)	273	10,780
Varex Imaging Corp. (a)	350	8,293
Other Securities		35,597
		68,161
Industrials 20.0%
Actuant Corp. - Class A	273	5,730
Air Lease Corp. - Class A	269	8,120
Beacon Roofing Supply Inc. (a) (b)	208	6,614
Colfax Corp. (a)	502	10,494
Donaldson Co. Inc. (b)	135	5,845
EMCOR Group Inc.	112	6,696
Gates Industrial Corp. Plc (a) (b)	459	6,075
PGT Innovations Inc. (a)	622	9,867
Quanex Building Products Corp.	630	8,567
SP Plus Corp. (a)	234	6,913
Steelcase Inc. - Class A	831	12,320
UniFirst Corp.	45	6,391
Woodward Governor Co.	128	9,479
Other Securities		112,815
		215,926
Information Technology 10.1%
Cass Information Systems Inc.	120	6,356
Ciena Corp. (a)	223	7,565
Cohu Inc.	345	5,548
Entegris Inc.	288	8,028
Manhattan Associates Inc. (a)	189	7,984
Plexus Corp. (a)	153	7,800
Other Securities		66,023
		109,304
Materials 5.3%
HB Fuller Co.	176	7,523
Reliance Steel & Aluminum Co.	130	9,231
Schweitzer-Mauduit International Inc.	374	9,379
Other Securities		31,715
		57,848
	Shares/Par[1]	Value ($)
Real Estate 9.1%
Americold Realty Trust (b)	240	6,129
HFF Inc. - Class A	251	8,304
PS Business Parks Inc.	44	5,814
Other Securities		78,193
		98,440
Utilities 5.7%
Black Hills Corp.	110	6,876
Portland General Electric Co.	189	8,700
Other Securities		45,843
		61,419
Total Common Stocks (cost $1,175,278)		1,051,450
SHORT TERM INVESTMENTS 7.1%
Investment Companies 2.4%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	26,077	26,077
Securities Lending Collateral 4.7%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	50,352	50,352
Total Short Term Investments (cost $76,429)		76,429
Total Investments 104.4% (cost $1,251,707)		1,127,879
Other Assets and Liabilities, Net (4.4)%		(47,553)
Total Net Assets 100.0%		1,080,326

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Neuberger Berman Strategic Income Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.4%
Bear Stearns Asset Backed Securities I Trust
Series 2005-M1-TC1, REMIC, 2.98%, (1M USD LIBOR + 0.66%), 05/25/35 (a)	143	143
Series 2005-M1-AQ2, REMIC, 3.00%, (1M USD LIBOR + 0.74%), 09/25/35 (a)	2,430	2,414
Series 2006-1M3-HE1, REMIC, 2.97%, (1M USD LIBOR + 0.46%), 12/25/35 (a)	1,600	1,551
Chase Issuance Trust
Series 2016-A-A2, 1.37%, 06/17/19	6,210	6,164
Fannie Mae Connecticut Avenue Securities
Series 2017-2M2-C02, 6.16%, (1M USD LIBOR + 3.65%), 09/25/29 (a)	5,574	5,920
Series 2017-1M2-C03, REMIC, 5.51%, (1M USD LIBOR + 3.00%), 10/25/29 (a)	4,440	4,593
Series 2017-2M2-C04, 5.36%, (1M USD LIBOR + 2.85%), 11/26/29 (a)	1,553	1,587
Series 2017-1M2-C06, REMIC, 5.16%, (1M USD LIBOR + 2.65%), 02/25/30 (a)	4,300	4,388
Series 2017-2M2-C06, REMIC, 5.31%, (1M USD LIBOR + 2.80%), 02/25/30 (a)	1,700	1,734
Series 2018-2M2-C02, REMIC, 4.71%, (1M USD LIBOR + 2.20%), 08/26/30 (a)	4,340	4,242
GS Mortgage Securities Corp. II
Interest Only, Series 2015-XA-GC30, REMIC, 0.86%, 05/10/50 (a)	20,244	726
GS Mortgage Securities Trust
Interest Only, Series 2014-XA-GC18, REMIC, 1.04%, 01/12/24 (a)	18,849	779
Interest Only, Series 2014-XA-GC26, REMIC, 1.01%, 11/10/47 (a)	14,827	661
JPMorgan Mortgage Acquisition Trust
Series 2006-A5-ACC1, REMIC, 2.75%, (1M USD LIBOR + 0.24%), 05/25/36 (a)	30	30
Mercedes-Benz Auto Receivables Trust
Series 2018-A2A-1, 2.71%, 02/18/20	6,500	6,491
Newcastle Mortgage Securities Trust
Series 2006-M2-1, REMIC, 2.88%, (1M USD LIBOR + 0.37%), 03/25/36 (a)	3,490	3,411
Nissan Auto Receivables Owner Trust
Series 2018-A2A-B, 2.76%, 07/15/21	7,500	7,485
RAMP Trust
Series 2005-M4-RZ2, REMIC, 3.07%, (1M USD LIBOR + 0.84%), 03/25/35 (a)	2,678	2,674
Series 2005-M3-RZ4, REMIC, 3.03%, (1M USD LIBOR + 0.52%), 11/25/35 (a)	3,190	3,168
Structured Asset Securities Corp.
Series 2005-M3-NC1, REMIC, 3.03%, (1M USD LIBOR + 0.78%), 02/25/35 (a)	3,524	3,508
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-M3-NC2, REMIC, 2.94%, (1M USD LIBOR + 0.65%), 05/25/35 (a)	40	40
Toyota Auto Receivables Owner Trust
Series 2017-A2A-B, 1.46%, 01/15/20	296	295
Series 2018-A2A-B, 2.64%, 03/15/21	3,700	3,692
Verizon Owner Trust
Series 2016-A-2A, 1.68%, 05/20/21 (b)	4,006	3,983
Series 2017-A-1A, 2.06%, 09/20/21 (b)	5,000	4,963
Other Securities		10,391
Total Non-U.S. Government Agency Asset-Backed Securities (cost $83,046)		85,033
CORPORATE BONDS AND NOTES 41.9%
Communication Services 4.8%
AT&T Inc.
4.75%, 05/15/46	2,410	2,141
5.45%, 03/01/47	4,080	3,994
Comcast Corp.
3.70%, 04/15/24	2,180	2,190
4.00%, 08/15/47	2,715	2,471
4.95%, 10/15/58	2,895	2,960
Numericable - SFR SA
7.38%, 05/01/26 (b)	785	720
Vodafone Group Plc
3.75%, 01/16/24	3,555	3,501
	Shares/Par[1]	Value ($)
Other Securities		14,768
		32,745
Consumer Discretionary 1.3%
Altice SA
7.75%, 05/15/22 (b) (c)	1,130	1,030
Other Securities		7,934
		8,964
Consumer Staples 2.1%
Anheuser-Busch InBev Worldwide Inc.
4.60%, 04/15/48	1,525	1,364
4.75%, 04/15/58	3,445	3,000
BAT Capital Corp.
4.54%, 08/15/47	5,055	4,036
Other Securities		6,196
		14,596
Energy 6.4%
Canadian Natural Resources Ltd.
6.25%, 03/15/38	1,620	1,782
4.95%, 06/01/47	1,200	1,154
Energy Transfer Partners LP
6.63%, (callable at 100 beginning 02/15/28) (d)	3,465	2,885
KazMunayGas National Co. JSC
5.38%, 04/24/30 (b)	499	490
5.75%, 04/19/47	930	886
5.75%, 04/19/47 (b)	200	191
6.38%, 10/24/48 (b) (c)	710	713
Kinder Morgan Energy Partners LP
4.15%, 02/01/24	2,825	2,801
Kinder Morgan Inc.
5.55%, 06/01/45	3,020	3,011
Marathon Oil Corp.
4.40%, 07/15/27	5,430	5,175
MPLX LP
4.70%, 04/15/48	3,915	3,399
Petroleos Mexicanos
6.42%, (3M USD LIBOR + 3.65%), 03/11/22 (a)	107	107
4.63%, 09/21/23	114	107
6.50%, 03/13/27	1,660	1,564
5.35%, 02/12/28 (b)	198	173
6.50%, 01/23/29 (b)	262	244
6.50%, 06/02/41	1,850	1,542
6.38%, 01/23/45	122	99
6.75%, 09/21/47	282	233
6.35%, 02/12/48 (b)	103	82
Southern Gas Corridor CJSC Co.
6.88%, 03/24/26	1,350	1,454
6.88%, 03/24/26 (b)	206	222
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23	940	936
6.95%, 03/18/30	410	441
Other Securities		14,201
		43,892
Energy 0.0%
Other Securities		151
Financials 15.5%
AerCap Ireland Capital Ltd.
4.45%, 10/01/25	3,120	2,971
Banco Santander SA
3.80%, 02/23/28	2,635	2,349
Bank of America Corp.
2.74%, 01/23/22	2,530	2,491
3.71%, 04/24/28	2,495	2,398
3.97%, 03/05/29	2,785	2,720
Citigroup Inc.
3.89%, 01/10/28 (a)	3,615	3,478
3.52%, 10/27/28	1,385	1,291
Dell EMC
5.45%, 06/15/23 (b)	3,630	3,694
6.02%, 06/15/26 (b)	2,365	2,379
Goldman Sachs Group Inc.
2.60%, 04/23/20	1,265	1,252
3.69%, 06/05/28 (a)	2,600	2,418
3.81%, 04/23/29	4,850	4,514

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
4.02%, 10/31/38	2,080	1,827
5.15%, 05/22/45	2,020	1,878
JPMorgan Chase & Co.
4.01%, 04/23/29	3,865	3,797
JPMorgan Chase Bank NA
3.88%, 07/24/38 (a)	1,940	1,766
3.90%, 01/23/49	1,710	1,510
Morgan Stanley
5.45%, (callable at 100 beginning 07/15/19) (d)	1,405	1,370
3.59%, 07/22/28 (a)	6,345	5,996
Nykredit Realkredit A/S
2.00%, 10/01/47, DKK	52,251	8,068
Realkredit Danmark A/S
2.00%, 10/01/47, DKK	40,960	6,265
Santander Holdings USA Inc.
4.45%, 12/03/21	2,180	2,202
Shire Acquisitions Investments Ireland Ltd.
2.40%, 09/23/21	2,970	2,870
3.20%, 09/23/26	2,785	2,520
Synchrony Financial
2.70%, 02/03/20	1,130	1,111
TC Ziraat Bankasi A/S
4.25%, 07/03/19	200	198
5.13%, 05/03/22 (b)	200	184
Turkiye Ihracat Kredi Bankasi AS
6.13%, 05/03/24	350	321
Ukreximbank Via Biz Finance Plc
9.63%, 04/27/22 (b)	280	273
Volkswagen International Finance NV
3.38%, (callable at 100 beginning 06/27/24), EUR (d)	4,300	4,598
Westpac Banking Corp.
5.00%, (callable at 100 begininng 09/21/27) (d) (e)	3,720	3,135
Other Securities		23,847
		105,691
Financials 0.0%
Other Securities		321
Health Care 2.8%
CVS Health Corp.
4.30%, 03/25/28	2,315	2,266
5.05%, 03/25/48	5,865	5,728
Other Securities		11,496
		19,490
Industrials 2.5%
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (c) (d)	10,081	7,762
Mexico City Airport Trust
5.50%, 07/31/47 (b)	200	176
Other Securities		8,885
		16,823
Information Technology 2.5%
Broadcom Corp.
3.88%, 01/15/27	4,780	4,290
Hewlett Packard Enterprise Co.
3.60%, 10/15/20	2,260	2,264
4.90%, 10/15/25	780	786
Other Securities		9,482
		16,822
Materials 2.0%
Other Securities		13,370
Real Estate 0.4%
Other Securities		2,423
Utilities 1.6%
EnBW Energie Baden-Wurttemberg AG
3.63%, 04/02/76, EUR (c)	2,580	3,045
Perusahaan Listrik Negara PT
5.45%, 05/21/28 (b)	200	201
6.15%, 05/21/48 (b)	500	502
Other Securities		7,492
		11,240
Total Corporate Bonds And Notes (cost $299,888)		286,528
	Shares/Par[1]	Value ($)
SENIOR LOAN INTERESTS 2.3%
Communication Services 0.2%
Other Securities		1,554
Consumer Discretionary 0.5%
Numericable Group SA
Term Loan B-11, 5.09%, (3M LIBOR + 2.75%), 07/31/25 (a)	818	746
Other Securities		2,540
		3,286
Consumer Staples 0.2%
Other Securities		1,026
Energy 0.0%
Other Securities		205
Financials 0.3%
Altice France SA
Term Loan B-13, 6.46%, (3M LIBOR + 4.00%), 07/13/26 (a)	500	471
Other Securities		1,635
		2,106
Health Care 0.3%
Other Securities		2,138
Industrials 0.2%
Other Securities		1,312
Information Technology 0.2%
Other Securities		1,402
Materials 0.3%
Other Securities		2,098
Utilities 0.1%
Other Securities		399
Total Senior Loan Interests (cost $16,478)		15,526
GOVERNMENT AND AGENCY OBLIGATIONS 55.6%
Collateralized Mortgage Obligations 3.7%
Federal Home Loan Mortgage Corp.
Series 2017-M2-DNA1, REMIC, 5.76%, (1M USD LIBOR + 3.25%), 02/25/28 (a)	1,810	1,903
Series 2017-M2-DNA2, REMIC, 5.96%, (1M USD LIBOR + 3.45%), 10/25/29 (a)	4,960	5,249
Series 2017-M2-HQA2, 5.16%, (1M USD LIBOR + 2.65%), 12/26/29 (a)	3,270	3,314
Series 2017-M2-DNA3, REMIC, 5.01%, (1M USD LIBOR + 2.50%), 03/25/30 (a)	4,172	4,172
Series 2018-M2-HQA1, REMIC, 4.81%, (1M USD LIBOR + 2.30%), 09/25/30 (a)	2,810	2,746
Federal National Mortgage Association
Series 2017-1M2-C07, REMIC, 4.91%, (1M USD LIBOR + 2.40%), 05/28/30 (a)	915	922
Series 2017-2M2-C07, REMIC, 5.01%, (1M USD LIBOR + 2.50%), 05/28/30 (a)	4,260	4,250
Series 2018-1M2-C01, REMIC, 4.76%, (1M USD LIBOR + 2.25%), 07/25/30 (a)	3,140	3,065
		25,621
Mortgage-Backed Securities 27.6%
Federal Home Loan Mortgage Corp.
TBA, 5.00%, 01/15/44 (f)	1,380	1,444
TBA, 4.50%, 01/15/47 (f)	12,725	13,167
TBA, 3.50%, 01/15/48 (f)	19,675	19,663
TBA, 4.00%, 01/15/48 (f)	38,540	39,278
Federal National Mortgage Association
TBA, 4.50%, 01/15/46 (f)	21,050	21,791
TBA, 3.50%, 01/15/48 (f)	14,765	14,759
TBA, 4.00%, 01/15/48 (f)	56,070	57,154
TBA, 5.00%, 01/15/48 (f)	1,920	2,011
Government National Mortgage Association
TBA, 4.00%, 01/15/48 (f)	6,005	6,149
TBA, 4.50%, 01/15/48 (f)	9,865	10,203
TBA, 5.00%, 01/15/49 (f)	2,865	2,980
		188,599
Sovereign 10.6%
Argentina Republic Government International Bond
8.28%, 12/31/33	2,482	1,917
2.50%, 12/31/38 (g)	3,670	2,014

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
7.63%, 04/22/46	750	544
6.88%, 01/11/48	359	248
Azerbaijan Government Bond
4.75%, 03/18/24	1,390	1,384
Croatia Government International Bond
5.50%, 04/04/23	2,090	2,193
6.00%, 01/26/24	1,030	1,112
6.00%, 01/26/24 (b)	260	281
Export Credit Bank of Turkey
5.00%, 09/23/21	200	189
5.38%, 10/24/23 (b)	200	182
6.13%, 05/03/24 (b)	200	183
Indonesia Government International Bond
3.70%, 01/08/22 (b)	780	773
4.13%, 01/15/25 (c)	1,390	1,367
4.35%, 01/08/27	200	197
4.35%, 01/08/27 (b)	200	197
4.75%, 02/11/29	340	344
5.25%, 01/17/42	750	753
4.35%, 01/11/48	201	183
Ivory Coast Government International Bond
5.75%, 12/31/32	4,338	3,818
Kazakhstan Government International Bond
5.13%, 07/21/25 (b)	780	827
Mexico Government International Bond
4.15%, 03/28/27	390	377
4.35%, 01/15/47	390	336
Perusahaan Penerbit SBSN Indonesia III
4.40%, 03/01/28	400	390
Sri Lanka Government Bond
6.75%, 04/18/28 (c)	1,170	1,062
Sri Lanka Government International Bond
5.88%, 07/25/22	377	352
6.85%, 11/03/25 (c)	743	694
6.83%, 07/18/26	970	896
6.20%, 05/11/27	325	287
Turkey Government International Bond
7.50%, 11/07/19	1,010	1,028
6.25%, 09/26/22	390	392
7.25%, 12/23/23	376	386
4.88%, 10/09/26	1,000	885
6.00%, 03/25/27	855	804
5.13%, 02/17/28	528	462
6.13%, 10/24/28	1,897	1,767
5.75%, 05/11/47	200	163
Ukraine Government International Bond
7.75%, 09/01/25	1,025	887
7.75%, 09/01/26	450	384
7.75%, 09/01/27	235	199
9.75%, 11/01/28	200	188
7.38%, 09/25/32	1,220	970
0.00%, 05/31/40 (a) (b)	400	228
United Mexican States
5.75%, 10/12/10	2,030	1,907
Zambia Government International Bond
8.50%, 04/14/24	300	224
Other Securities		38,387
		72,361
Treasury Inflation Indexed Securities 8.1%
U.S. Treasury Inflation Indexed Bond
3.38%, 04/15/32 (h)	4,409	5,663
U.S. Treasury Inflation Indexed Note
2.00%, 01/15/26 (h)	9,454	10,089
3.63%, 04/15/28 (h)	7,810	9,587
2.50%, 01/15/29 (h)	2,132	2,428
3.88%, 04/15/29 (h)	19,813	25,225
1.00%, 02/15/46 (h)	2,551	2,426
		55,418
	Shares/Par[1]	Value ($)
U.S. Treasury Securities 5.6%
U.S. Treasury Bond
3.88%, 08/15/40	4,655	5,353
U.S. Treasury Note
2.13%, 12/31/21	2,155	2,134
2.38%, 08/15/24	10,205	10,114
2.25%, 02/15/27	40	39
2.25%, 11/15/27	21,190	20,475
		38,115
Utilities 0.0%
Other Securities		200
Total Government And Agency Obligations (cost $385,189)		380,314
COMMON STOCKS 0.0%
Communication Services 0.0%
Other Securities		55
Total Common Stocks (cost $64)		55
SHORT TERM INVESTMENTS 6.9%
Investment Companies 2.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (i) (j)	17,881	17,881
Securities Lending Collateral 2.0%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (i) (j)	13,731	13,731
Treasury Securities 2.3%
U.S. Treasury Bill
2.15%, 02/28/19 (k) (l)	15,360	15,302
Total Short Term Investments (cost $46,914)		46,914
Total Investments 119.1% (cost $831,579)		814,370
Other Derivative Instruments 0.0%		187
Other Assets and Liabilities, Net (19.1)%		(130,926)
Total Net Assets 100.0%		683,631

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $76,406 and 11.2%, respectively.

(c) All or portion of the security was on loan.

(d) Perpetual security. Next contractual call date presented, if applicable.

(e) Convertible security.

(f) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $186,984.

(g) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(h) Treasury inflation indexed note, par amount is adjusted for inflation.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(k) All or a portion of the security is pledged or segregated as collateral.

(l) The coupon rate represents the yield to maturity.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Summary of Investments by Country^	Total Long Term Investments
Angola	0.1%
Argentina	0.7
Australia	0.5
Azerbaijan	0.6
Bahrain	—
Belarus	—
Belgium	0.7
Belize	—
Bermuda	0.2
Brazil	0.9
Canada	0.8
Chile	0.1
China	0.4
Colombia	0.4
Costa Rica	0.2
Cote D'Ivoire	0.5
Croatia	0.5
Denmark	2.0
Dominican Republic	0.2
Ecuador	0.1
Egypt	0.3
El Salvador	0.1
France	0.5
Germany	1.3
Ghana	0.3
Guatemala	—
Hungary	0.1
India	—
Indonesia	0.7
Ireland	1.5
Israel	—
Italy	0.1
Kazakhstan	0.4
Kenya	—
Lebanon	0.1
Luxembourg	0.4
Mexico	1.3
Mongolia	0.3
Morocco	—
Netherlands	0.2
Nigeria	0.3
Oman	0.3
Panama	0.3
Paraguay	0.1
Peru	0.2
Qatar	0.2
Russian Federation	0.2
Saudi Arabia	0.2
Serbia	0.3
South Africa	0.4
Spain	0.3
Sri Lanka	0.4
Trinidad and Tobago	0.1
Tunisia	—
Turkey	1.0
Ukraine	0.4
United Arab Emirates	0.1
United Kingdom	2.6
United States of America	75.8
Uruguay	0.2
Venezuela	0.1
Zambia	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/Neuberger Berman Strategic Income Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
British Pound	6	March 2019		472	2	8
Canadian Dollar	4	March 2019		299	—	(5)
Euro FX Currency	(9)	March 2019		(1,284)	(1)	(13)
Euro-Bobl	(41)	March 2019	EUR	(5,421)	—	(14)
Euro-Bund	(20)	March 2019	EUR	(3,257)	—	(16)
Euro-OAT	(140)	March 2019	EUR	(21,121)	—	10
U.K. Long Gilt	(27)	March 2019	GBP	(3,302)	4	(30)
U.S. Treasury Long Bond	(167)	March 2019		(23,473)	(78)	(909)
U.S. Treasury Note, 10-Year	(49)	March 2019		(5,982)	23	4
U.S. Treasury Note, 2-Year	816	March 2019		172,165	115	1,082
U.S. Treasury Note, 5-Year	745	March 2019		84,385	186	1,057
Ultra 10-Year U.S. Treasury Note	(685)	March 2019		(86,543)	(302)	(2,560)
Ultra Long Term U.S. Treasury Bond	(313)	March 2019		(47,778)	(222)	(2,508)
					(273)	(3,894)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/DKK	GSC	01/17/19	DKK	(97,844)	(15,031)	175
USD/EUR	GSC	01/17/19	EUR	(2,346)	(2,690)	(19)
USD/EUR	GSC	01/17/19	EUR	(11,603)	(13,309)	133
USD/GBP	GSC	01/17/19	GBP	(493)	(630)	(6)
USD/GBP	GSC	01/17/19	GBP	(3,844)	(4,905)	177
					(36,565)	460

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Oppenheimer Emerging Markets Innovator Fund *
COMMON STOCKS 94.0%
Argentina 0.6%
Other Securities		2,622
Brazil 5.9%
Linx SA	818	6,881
Localiza Rent a Car SA	932	7,152
Odontoprev SA	1,762	6,251
Other Securities		7,177
		27,461
China 14.3%
Baozun Inc. - ADR (a) (b)	196	5,720
China Maple Leaf Educational Systems Ltd.	10,842	4,803
Fu Shou Yuan International Group Ltd.	8,742	6,599
Huazhu Group Ltd. - ADS	265	7,593
Silergy Corp.	347	5,110
Wuxi Biologics Cayman Inc. (a) (c)	928	5,880
Zhongsheng Group Holdings Ltd.	3,275	6,439
Other Securities		24,864
		67,008
Egypt 0.9%
Other Securities		4,140
Georgia 0.3%
Other Securities		1,502
Greece 1.0%
JUMBO SA	308	4,495
Hong Kong 4.9%
Kerry Logistics Network Ltd.	3,508	5,181
Minth Group Ltd.	1,492	4,821
Sunny Optical Technology Group Co. Ltd.	607	5,403
Other Securities		7,796
		23,201
Hungary 0.8%
Other Securities		3,543
India 13.5%
Biocon Ltd.	1,708	15,374
Cholamandalam Investment and Finance Co. Ltd.	240	4,332
Coromandel International Ltd.	831	5,373
Mindtree Ltd.	376	4,659
Oberoi Realty Ltd.	787	4,975
Shriram Transport Finance Co. Ltd.	245	4,352
Syngene International Ltd. (c)	725	5,821
VOLTAS Ltd.	866	6,869
Other Securities		11,361
		63,116
Indonesia 1.7%
Ace Hardware Indonesia Tbk PT	77,988	8,093
Kenya 0.7%
Other Securities		3,414
Luxembourg 2.0%
Globant SA (a)	165	9,302
Malaysia 1.8%
My EG Services Bhd	32,724	7,717
Other Securities		539
		8,256
Mexico 2.8%
Alsea SAB de CV (b)	2,090	5,444
Gentera SAB de CV (b)	6,072	4,478
Other Securities		3,333
		13,255
Pakistan 0.6%
Other Securities		2,691
Peru 0.3%
Other Securities		1,268
Philippines 1.7%
Philippine Seven Corp.	390	920
Other Securities		7,205
		8,125
	Shares/Par[1]	Value ($)
Poland 0.7%
Other Securities		3,265
Russian Federation 0.6%
Other Securities		2,967
South Africa 5.5%
Capitec Bank Holdings Ltd.	133	10,350
Clicks Group Ltd.	471	6,264
Discover Ltd.	418	4,645
Spar Group Ltd.	327	4,710
		25,969
South Korea 13.1%
Cosmax Inc. (b)	70	8,110
Daum Communications Corp.	80	7,402
Fila Korea Ltd.	199	9,594
Koh Young Technology Inc.	88	6,466
Medy-Tox Inc.	27	13,792
NCSoft Corp.	16	6,735
Other Securities		9,082
		61,181
Taiwan 16.0%
AirTAC International Group	523	5,153
ASMedia Technology Inc.	744	12,118
Chailease Holding Co. Ltd.	2,339	7,376
Cub Elecparts Inc.	674	5,291
Hota Industrial Manufacturing Co. Ltd.	1,377	5,403
LandMark Optoelectronics Corp.	624	4,537
President Chain Store Corp.	329	3,322
TCI Co. Ltd.	363	6,139
Voltronic Power Technology Corp.	288	5,031
Other Securities		20,433
		74,803
Thailand 2.0%
Beauty Community PCL (b)	27,673	5,584
Other Securities		3,821
		9,405
United Arab Emirates 0.9%
NMC Health Plc (b)	123	4,309
United Kingdom 0.5%
Other Securities		2,263
United States of America 0.7%
Other Securities		3,435
Vietnam 0.2%
Other Securities		884
Total Common Stocks (cost $479,243)		439,973
PREFERRED STOCKS 0.6%
Colombia 0.6%
Other Securities		2,945
Total Preferred Stocks (cost $3,260)		2,945
SHORT TERM INVESTMENTS 8.6%
Investment Companies 5.5%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	25,829	25,829
Securities Lending Collateral 3.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (d) (e)	14,570	14,570
Total Short Term Investments (cost $40,399)		40,399
Total Investments 103.2% (cost $522,902)		483,317
Other Assets and Liabilities, Net (3.2)%		(15,058)
Total Net Assets 100.0%		468,259

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $17,395 and 3.7%, respectively.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Oppenheimer Global Growth Fund
COMMON STOCKS 97.7%
Brazil 0.3%
StoneCo Ltd. (a) (b)	324	5,969
China 2.1%
Baidu.com - Class A - ADR (a)	138	21,808
JD.com Inc. - Class A - ADR (a)	1,182	24,729
		46,537
Denmark 0.6%
FLSmidth & Co. A/S (b)	266	11,987
France 6.7%
Kering SA	106	49,992
LVMH Moet Hennessy Louis Vuitton SE	256	75,911
Societe Generale SA	624	19,982
		145,885
Germany 6.6%
Allianz SE	211	42,418
Bayer AG	263	18,402
Puma SE	9	4,608
SAP SE	536	53,690
Siemens AG	226	25,267
		144,385
India 3.2%
DLF Ltd.	18,503	47,079
ICICI Bank Ltd. - ADR	2,250	23,151
		70,230
Italy 0.3%
Brunello Cucinelli SpA	179	6,173
Japan 13.6%
Capcom Co. Ltd.	661	13,080
Dai-Ichi Life Holdings Inc.	888	13,804
Fanuc Ltd.	138	20,930
Keyence Corp.	76	38,410
Minebea Mitsumi Inc.	1,032	14,875
Murata Manufacturing Co. Ltd.	334	45,286
NEC Electronics Corp. (a)	2,355	10,636
Nidec Corp.	441	49,999
Nintendo Co. Ltd.	66	17,649
Omron Corp.	519	18,853
Suzuki Motor Corp.	497	25,103
TDK Corp.	414	29,002
		297,627
Netherlands 3.6%
Airbus SE	767	73,929
uniQure NV (a) (b)	176	5,067
		78,996
Spain 1.9%
Banco Bilbao Vizcaya Argentaria SA	1,762	9,415
Inditex SA	1,284	32,875
		42,290
Sweden 1.9%
Assa Abloy AB - Class B	1,480	26,544
Atlas Copco AB - Class A	626	14,931
		41,475
Switzerland 2.3%
Credit Suisse Group AG	1,982	21,772
UBS Group AG	2,349	29,301
		51,073
United Kingdom 5.8%
Circassia Pharmaceuticals Plc (a) (b)	4,001	2,455
Earthport Plc (a)	13,392	4,801
Farfetch Ltd. - Class A (a) (b)	598	10,588
	Shares/Par[1]	Value ($)
International Consolidated Airlines Group SA	2,639	20,841
International Game Technology Plc (b)	787	11,511
Shire Plc	218	12,745
TechnipFMC Plc	763	15,679
Unilever Plc	939	49,267
		127,887
United States of America 48.8%
3M Co.	182	34,749
ACADIA Pharmaceuticals Inc. (a) (b)	453	7,332
Adobe Inc. (a)	283	64,110
Agilent Technologies Inc.	429	28,959
Alphabet Inc. - Class A (a)	142	148,583
Amazon.com Inc. (a)	11	16,424
AnaptysBio Inc. (a) (b)	134	8,539
Anthem Inc.	240	63,152
Biogen Inc. (a)	74	22,229
Bluebird Bio Inc. (a) (b)	101	10,004
Blueprint Medicines Corp. (a)	212	11,453
Centene Corp. (a)	170	19,647
Citigroup Inc.	864	44,968
Colgate-Palmolive Co.	711	42,305
Equifax Inc.	215	20,002
Facebook Inc. - Class A (a)	441	57,746
Gilead Sciences Inc.	278	17,366
GlycoMimetics Inc. (a) (b)	590	5,590
Goldman Sachs Group Inc.	168	28,138
Incyte Corp. (a)	216	13,729
Intuit Inc.	320	63,033
Ionis Pharmaceuticals Inc. (a) (b)	252	13,636
Loxo Oncology Inc. (a)	115	16,108
MacroGenics Inc. (a)	555	7,052
Maxim Integrated Products Inc.	976	49,620
Mirati Therapeutics Inc. (a) (b)	102	4,322
Newell Brands Inc.	1,099	20,426
PayPal Holdings Inc. (a)	546	45,950
S&P Global Inc.	351	59,710
Sage Therapeutics Inc. (a)	179	17,157
Tiffany & Co.	317	25,512
United Parcel Service Inc. - Class B	291	28,391
Walt Disney Co.	335	36,695
Zimmer Biomet Holdings Inc.	156	16,181
		1,068,818
Total Common Stocks (cost $1,894,376)		2,139,332
PREFERRED STOCKS 1.6%
Germany 1.6%
Bayerische Motoren Werke AG	495	35,207
India 0.0%
Zee Entertainment Enterprises Ltd., 6.00%, 03/05/22	1,435	157
Total Preferred Stocks (cost $38,092)		35,364
SHORT TERM INVESTMENTS 1.9%
Investment Companies 0.8%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	16,979	16,979
Securities Lending Collateral 1.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	24,113	24,113
Total Short Term Investments (cost $41,092)		41,092
Total Investments 101.2% (cost $1,973,560)		2,215,788
Other Assets and Liabilities, Net (1.2)%		(25,864)
Total Net Assets 100.0%		2,189,924

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/PIMCO Income Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 25.8%
Adagio IV CLO DAC
Series IV-A1R-A, 0.66%, (3M EURIBOR + 0.66%), 10/15/29, EUR (a) (b)	5,650	6,452
Series IV-A2R-A, 1.10%, 10/15/29, EUR (b)	600	683
Alpine Securitization
Series 2005-1A1-59, REMIC, 2.80%, (1M USD LIBOR + 0.33%), 11/20/35 (a)	3,302	3,107
Alternative Loan Trust
Series 2005-2A3A-AR1, REMIC, 2.86%, (1M USD LIBOR + 0.35%), 10/25/35 (a)	14,048	12,784
Atrium XII LLC
Series AR-12A, 3.30%, (3M USD LIBOR + 0.83%), 04/22/27 (a) (b)	5,600	5,533
Attentus CDO III Ltd.
Series 2007-A2-3A, REMIC, 2.87%, (3M USD LIBOR + 0.45%), 10/11/42 (a) (b)	8,150	7,261
Banc of America Funding Trust
Series 2005-5M1-A, REMIC, 2.92%, (1M USD LIBOR + 0.68%), 02/20/35 (a)	4,750	4,641
BBCMS Trust
Series 2018-A-RRI, REMIC, 3.16%, (1M USD LIBOR + 0.70%), 02/18/20 (a) (b)	2,357	2,335
Series 2018-B-RRI, REMIC, 3.51%, (1M USD LIBOR + 1.05%), 02/18/20 (a) (b)	800	792
Series 2018-C-RRI, REMIC, 3.71%, (1M USD LIBOR + 1.25%), 02/18/20 (a) (b)	600	594
Series 2018-D-RRI, REMIC, 4.51%, (1M USD LIBOR + 2.05%), 02/18/20 (a) (b)	400	394
Series 2018-E-RRI, REMIC, 5.56%, (1M USD LIBOR + 3.10%), 02/18/20 (a) (b)	2,600	2,556
Interest Only, Series 2018-XCP-RRI, REMIC, 1.19%, 02/15/33 (a) (b)	6,000	79
BCAP LLC Trust
Series 2009-17A3-RR13, REMIC, 5.88%, 04/26/37 (a) (b)	6,775	5,605
Bear Stearns Alt-A Trust
Series 2005-12A1-8, REMIC, 3.05%, (1M USD LIBOR + 0.54%), 10/25/35 (a)	11,119	10,868
CHL Mortgage Pass-Through Trust
Series 2006-2A1-OA5, REMIC, 2.71%, (1M USD LIBOR + 0.20%), 04/25/36 (a)	4,316	3,703
Series 2006-A1-17, REMIC, 6.00%, 12/25/36	2,164	1,659
Citigroup Mortgage Loan Trust
Series 2006-2A1A-4, REMIC, 6.00%, 12/25/35	6,639	6,557
Series 2013-1A4-2, REMIC, 4.79%, 11/25/37 (a) (b)	10,195	9,824
Countrywide Alternative Loan Trust
Series 2005-B1-J4, REMIC, 3.86%, (1M USD LIBOR + 1.35%), 07/25/35 (a)	3,224	3,156
Series 2005-A3-38, REMIC, 2.86%, (1M USD LIBOR + 0.70%), 09/25/35 (a)	524	476
Series 2005-1A1-35CB, 5.50%, 09/25/35	1,435	1,329
Series 2005-A1-81, REMIC, 2.79%, (1M USD LIBOR + 0.28%), 02/25/36 (a)	1,507	1,314
Series 2007-2A1-19, REMIC, 6.50%, 08/25/37	4,959	3,450
Series 2006-1A1A-OA17, REMIC, 2.67%, (1M USD LIBOR + 0.20%), 12/20/46 (a)	2,912	2,455
Countrywide Asset-Backed Certificates
Series 2004-M4-AB2, REMIC, 3.78%, (1M USD LIBOR + 1.28%), 11/25/34 (a)	2,230	1,759
Series 2006-2A4-20, REMIC, 2.74%, (1M USD LIBOR + 0.23%), 09/25/35 (a)	14,200	10,945
Credit Suisse Mortgage Capital Certificates
Series 2009-5A9-11R, REMIC, 3.77%, 08/26/36 (a) (b)	5,161	5,141
Credit-Based Asset Servicing and Securitization LLC
Series 2006-A2C-CB8, REMIC, 2.66%, (1M USD LIBOR + 0.15%), 10/25/36 (a)	9,328	8,136
Crestline Denali CLO Ltd.
Series 2013-A1LR-1A, 3.56%, (3M USD LIBOR + 1.05%), 10/26/27 (a) (b)	8,250	8,205
CSMC Mortgage-Backed Trust
Series 2006-1A11-6, REMIC, 6.00%, 07/25/36	731	582
	Shares/Par[1]	Value ($)
CSMC Series
Series 2009-1A2-5R, REMIC, 4.02%, 06/26/36 (a) (b)	4,934	4,716
GE Business Loan Trust
Series 2006-A-2, REMIC, 2.64%, (1M USD LIBOR + 0.18%), 11/15/34 (a) (b)	2,871	2,742
Great Wolf Trust
Series 2017-A-WOLF, 3.46%, (1M USD LIBOR + 0.85%), 09/16/19 (a) (b)	3,600	3,533
Series 2017-B-WOLF, 3.66%, (1M USD LIBOR + 1.10%), 09/16/19 (a) (b)	4,600	4,568
GSMSC Resecuritization Trust
Series 2015-B-8R, REMIC, 6.22%, 04/28/37 (a) (b)	20,190	7,089
GSR Mortgage Loan Trust
Series 2004-1AF-4, REMIC, 2.91%, (1M USD LIBOR + 0.40%), 06/25/34 (a) (b)	6,642	6,384
JPMorgan Mortgage Acquisition Trust
Series 2005-M6-FLD1, REMIC, 3.59%, (1M USD LIBOR + 1.08%), 07/25/35 (a)	4,000	3,920
Morgan Stanley Resecuritization Trust
Series 2014-2AD-R3, REMIC, 4.54%, 07/28/48 (a) (b)	6,825	6,882
NCUA Guaranteed Notes Trust
Series 2011-1A-R1, 2.83%, (1M USD LIBOR + 0.45%), 01/08/20 (a)	5,864	5,863
Newgate Funding PLC
Series 2007-A3-2X, 1.07%, (3M GBP LIBOR + 0.16%), 12/15/50, GBP (a)	4,900	5,577
People's Choice Home Loan Securities Trust
Series 2005-M3-3, REMIC, 3.17%, (1M USD LIBOR + 0.86%), 08/25/35 (a)	6,543	5,803
Securitized Asset Backed Receivables LLC Trust
Series 2005-M2-FR3, 3.48%, (1M USD LIBOR + 0.98%), 04/25/35 (a)	3,677	2,686
SLM Private Education Loan Trust
Series 2011-A3-B, 4.71%, (1M USD LIBOR + 2.25%), 05/15/19 (a) (b)	12,455	12,687
Starwood Waypoint Homes Trust
Series 2017-A-1, REMIC, 3.41%, (1M USD LIBOR + 0.95%), 10/18/19 (a) (b)	5,125	5,117
Series 2017-B-1, REMIC, 3.63%, (1M USD LIBOR + 1.17%), 10/18/19 (a) (b)	600	599
Series 2017-C-1, REMIC, 3.86%, (1M USD LIBOR + 1.40%), 10/18/19 (a) (b)	2,100	2,100
Series 2017-D-1, REMIC, 4.41%, (1M USD LIBOR + 1.95%), 10/18/19 (a) (b)	300	301
Wells Fargo Commercial Mortgage Trust
Series 2017-A-HSDB, 3.28%, (1M USD LIBOR + 0.85%), 12/15/20 (a) (b)	3,065	3,031
Series 2017-B-HSDB, 3.53%, (1M USD LIBOR + 1.10%), 12/15/20 (a) (b)	2,542	2,518
Series 2017-D-HSDB, 4.28%, (1M USD LIBOR + 1.84%), 12/13/23 (a) (b)	178	176
Wells Fargo Mortgage-Backed Securities Trust
Series 2007-1A20-8, REMIC, 6.00%, 07/25/37	6,178	6,048
Series 2007-A1-AR7, REMIC, 4.77%, 12/25/37 (a)	1,937	1,847
Other Securities		46,293
Total Non-U.S. Government Agency Asset-Backed Securities (cost $278,148)		272,855
CORPORATE BONDS AND NOTES 30.1%
Communication Services 3.4%
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22	110	110
iHeartCommunications Inc.
0.00%, 12/15/19 (c) (d)	3,731	2,509
0.00%, 03/01/21 (b) (c) (d)	658	435
0.00%, 03/01/21 (c) (d)	294	201
0.00%, 03/01/21 (c) (d)	5,290	3,540
0.00%, 09/15/22 (c) (d)	274	183
0.00%, 03/15/23 (c) (d)	1,194	788
Numericable Group SA
6.25%, 05/15/24 (b)	900	839
SoftBank Group Corp.
4.00%, 04/20/23, EUR	700	824

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Sprint Capital Corp.
6.90%, 05/01/19	7,822	7,876
Sprint Corp.
7.25%, 09/15/21	1,650	1,687
7.63%, 03/01/26	126	126
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (b)	1,581	1,560
4.74%, 03/20/25 (b)	200	196
5.15%, 03/20/28 (b)	400	394
Univision Communications Inc.
5.13%, 05/15/23 (b)	42	38
Other Securities		15,179
		36,485
Consumer Discretionary 1.4%
Altice SA
7.25%, 05/15/22, EUR	440	469
MGM Resorts International
8.63%, 02/01/19	2,500	2,510
5.25%, 03/31/20	3,080	3,093
Other Securities		9,158
		15,230
Consumer Staples 0.2%
Other Securities		2,324
Energy 1.6%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
6.75%, 09/30/19	6,000	6,150
Sinopec Group Overseas Development 2016 Ltd.
1.75%, 09/29/19 (b)	3,870	3,832
Other Securities		7,121
		17,103
Financials 17.3%
Altice Financing SA
5.25%, 02/15/23, EUR	7,340	8,454
6.63%, 02/15/23 (b)	1,900	1,829
Banco Santander SA
6.25%, (callable at 100 beginning 09/11/21), EUR (e)	200	225
Bank of America Corp.
5.88%, (callable at 100 beginning 03/15/28) (e)	2,580	2,357
3.47%, (3M USD LIBOR + 0.65%), 06/25/22 (a)	640	632
Bank of China Ltd.
3.79%, (3M USD LIBOR + 1.05%), 03/01/19 (a)	5,200	5,202
Barclays Bank Plc
6.50%, (callable at 100 beginning 09/15/19), EUR (e)	1,100	1,226
7.63%, 11/21/22	700	726
Barclays Plc
7.00%, (callable at 100 beginning 09/15/19), GBP (e)	1,300	1,612
7.25%, (callable at 100 beginning 03/15/23), GBP (e) (f)	2,900	3,689
7.75%, (callable at 100 beginning 09/15/23) (e)	1,700	1,637
8.00%, (callable at 100 beginning 12/15/20), EUR (e)	6,702	8,090
14.00%, (callable at 100 beginning 06/15/19), GBP (e)	450	599
4.61%, 02/15/23	2,200	2,190
3.13%, 01/17/24, GBP	100	126
4.01%, (3M USD LIBOR + 1.38%), 05/16/24 (a)	600	573
4.34%, 05/16/24 (a) (f)	400	390
3.25%, 02/12/27, GBP	400	489
4.97%, 05/16/29 (a) (f)	200	193
3.25%, 01/17/33, GBP	200	224
Citigroup Inc.
3.44%, (3M USD LIBOR + 0.95%), 07/24/23 (a)	138	134
Cooperatieve Rabobank U.A.
5.50%, (callable at 100 beginning 06/29/20), EUR (e) (f)	2,340	2,742
6.63%, (callable at 100 beginning 06/29/21), EUR (e)	8,400	10,439
GE Capital International Funding Co.
4.38%, 07/31/19, GBP	50	64
0.06%, (3M EURIBOR + 0.38%), 01/21/20, EUR (a)	100	113
	Shares/Par[1]	Value ($)
5.88%, 11/04/20, GBP	6	8
0.00%, (3M EURIBOR + 0.23%), 05/17/21, EUR (a)	100	109
4.42%, 11/15/35	200	168
General Electric Capital Corp.
2.20%, 01/09/20	45	44
5.55%, 05/04/20	162	165
4.38%, 09/16/20	4	4
3.15%, 09/07/22	2	2
3.10%, 01/09/23	122	114
3.45%, 05/15/24	10	9
6.15%, 08/07/37	57	56
5.88%, 01/14/38	22	21
6.88%, 01/10/39	37	39
HSBC Holdings Plc
4.75%, (callable at 100 beginning 07/04/29), EUR (e)	1,060	1,091
5.88%, (callable at 100 beginning 09/28/26), GBP (e)	400	486
6.00%, (callable at 100 beginning 09/29/23), EUR (e)	200	242
6.25%, (callable at 100 beginning 03/23/23) (e) (f)	400	375
6.50%, (callable at 100 beginning 03/23/28) (e) (f)	610	558
3.24%, (3M USD LIBOR + 0.60%), 05/18/21 (a)	600	591
3.64%, (3M USD LIBOR + 1.00%), 05/18/24 (a)	200	195
Industrial & Commercial Bank of China Ltd.
3.34%, (3M USD LIBOR + 0.75%), 11/08/20 (a)	5,050	5,049
Industrial and Commercial Bank of China Ltd.
3.58%, (3M USD LIBOR + 0.88%), 11/29/19 (a)	500	501
JPMorgan Chase & Co.
3.41%, (3M USD LIBOR + 0.61%), 06/18/22 (a)	2,000	1,972
Lloyds Bank Plc
3.08%, (3M USD LIBOR + 0.49%), 05/07/21 (a) (f)	200	198
3.30%, 05/07/21 (f)	600	596
Lloyds Banking Group Plc
7.00%, (callable at 100 beginning 06/27/19), GBP (e) (f)	2,190	2,765
7.50%, (callable at 100 beginning 09/27/25) (e)	1,100	1,059
7.50%, (callable at 100 beginning 06/27/24) (e) (f)	400	385
7.63%, (callable at 100 beginning 06/27/23), GBP (e) (f)	600	785
7.88%, (callable at 100 beginning 06/27/29), GBP (e) (f)	1,800	2,458
4.05%, 08/16/23	400	394
2.25%, 10/16/24, GBP	705	860
4.45%, 05/08/25 (f)	200	198
4.38%, 03/22/28	200	190
4.55%, 08/16/28	400	385
Lloyds Banking Group PLC
4.00%, 03/07/25, AUD	500	351
Natwest Markets Plc
0.08%, (3M EURIBOR + 0.40%), 03/02/20, EUR (a)	200	228
0.63%, 03/02/22, EUR	1,200	1,335
Navient Corp.
4.88%, 06/17/19	1,379	1,376
8.00%, 03/25/20	3,545	3,605
6.50%, 06/15/22	78	73
QNB Finance Ltd.
4.01%, (3M USD LIBOR + 1.57%), 07/18/21 (a)	400	401
Royal Bank of Scotland Group Plc
7.50%, (callable at 100 beginning 08/10/20) (e) (f)	3,700	3,663
8.00%, (callable at 100 beginning 08/10/25) (e) (f)	300	299
8.63%, (callable at 100 beginning 08/15/21) (e) (f)	900	931
2.00%, 03/08/23, EUR	300	344
2.50%, 03/22/23, EUR	1,300	1,519
3.50%, 05/15/23 (a)	200	192
4.09%, (3M USD LIBOR + 1.47%), 05/15/23 (a)	700	680
3.88%, 09/12/23	600	574
2.00%, 03/04/25, EUR	200	225

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
5.08%, 01/27/30 (a)	1,400	1,352
Santander Holdings USA Inc.
3.70%, 03/28/22	4	4
3.40%, 01/18/23	60	57
4.40%, 07/13/27	20	19
Santander UK Group Holdings Plc
6.75%, (callable at 100 beginning 06/24/24), GBP (e)	2,780	3,478
3.57%, 01/10/23	400	383
1.13%, 09/08/23, EUR	100	110
3.37%, 01/05/24	200	190
0.54%, (3M EURIBOR + 0.85%), 03/27/24, EUR (a)	600	645
4.80%, 11/15/24	2,500	2,480
2.92%, 05/08/26, GBP	1,000	1,226
3.82%, 11/03/28	800	723
Santander UK Plc
3.36%, (3M USD LIBOR + 0.62%), 06/01/21 (a)	200	199
3.40%, 06/01/21 (f)	400	397
Springleaf Finance Corp.
5.25%, 12/15/19	4,696	4,705
8.25%, 12/15/20	530	547
UniCredit SpA
7.83%, 12/04/23 (g) (h)	6,140	6,423
Other Securities		67,885
		182,646
Health Care 1.4%
Community Health Systems Inc.
5.13%, 08/01/21 (i)	903	840
6.25%, 03/31/23	1,747	1,589
8.63%, 01/15/24 (b)	1,164	1,154
Other Securities		10,997
		14,580
Industrials 1.6%
Avolon Holdings Funding Ltd.
5.50%, 01/15/23 (b)	228	221
BOC Aviation Pte Ltd.
3.61%, (3M USD LIBOR + 1.05%), 05/02/21 (a) (b)	250	251
3.95%, (3M USD LIBOR + 1.13%), 09/26/23 (a) (b)	200	200
General Electric Capital Corp.
5.55%, 01/05/26	520	517
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (e)	1,565	1,205
Park Aerospace Holdings Ltd.
3.63%, 03/15/21 (b)	10	10
5.25%, 08/15/22 (b)	2,850	2,766
4.50%, 03/15/23 (b)	4,800	4,502
Other Securities		7,513
		17,185
Information Technology 1.5%
Broadcom Corp.
2.20%, 01/15/21	1,900	1,842
3.63%, 01/15/24	20	19
3.88%, 01/15/27	4,430	3,976
EMC Corp.
2.65%, 06/01/20	4,905	4,711
Other Securities		4,922
		15,470
Materials 0.1%
Syngenta Finance NV
5.18%, 04/24/28 (b)	200	184
Other Securities		880
		1,064
Real Estate 1.5%
Kennedy Wilson Europe Real Estate Plc
3.95%, 06/30/22, GBP	2,795	3,538
3.25%, 11/12/25, EUR	3,000	3,278
Kennedy-Wilson Inc.
5.88%, 04/01/24	84	79
Other Securities		8,882
		15,777
	Shares/Par[1]	Value ($)
Utilities 0.1%
Other Securities		1,390
Total Corporate Bonds And Notes (cost $331,869)		319,254
SENIOR LOAN INTERESTS 3.1%
Communication Services 0.0%
Other Securities		96
Consumer Discretionary 1.3%
iHeartCommunications Inc.
Term Loan D, 0.00%, 01/30/19 (c) (d)	4,630	3,093
Term Loan D, 0.00%, 01/30/19 (c) (d)	868	580
Term Loan, 0.00%, 07/30/19 (c) (d)	638	426
Term Loan, 0.00%, 07/30/19 (c) (d)	170	114
Univision Communications Inc.
Term Loan C-5, 5.09%, (3M LIBOR + 2.75%), 03/15/24 (a)	7,704	6,956
Other Securities		2,804
		13,973
Consumer Staples 0.0%
Other Securities		200
Financials 0.2%
Altice France SA
Term Loan B-13, 6.46%, (3M LIBOR + 4.00%), 07/13/26 (a) (b)	400	377
Other Securities		2,033
		2,410
Health Care 0.6%
Community Health Systems Inc.
Term Loan H, 0.00%, (3M LIBOR + 3.25%), 01/27/21 (a) (j)	234	224
Term Loan H, 5.96%, (3M LIBOR + 3.25%), 01/27/21 (a)	2,982	2,861
Other Securities		3,255
		6,340
Industrials 0.3%
Avolon LLC
Term Loan B-3, 4.47%, (3M LIBOR + 2.00%), 01/15/25 (a)	183	176
Other Securities		2,414
		2,590
Information Technology 0.6%
Other Securities		6,728
Materials 0.1%
Other Securities		580
Real Estate 0.0%
Other Securities		195
Sovereign 0.0%
Other Securities		98
Total Senior Loan Interests (cost $35,312)		33,210
GOVERNMENT AND AGENCY OBLIGATIONS 31.4%
Mortgage-Backed Securities 14.4%
Federal National Mortgage Association
3.00%, 09/01/47	500	488
3.00%, 01/01/48	1,000	976
TBA, 3.50%, 01/15/48 (k)	45,200	45,183
TBA, 4.00%, 01/15/48 (k)	30,800	31,396
TBA, 4.00%, 02/15/48 (k)	35,000	35,647
3.50%, 03/01/48	21,215	21,218
3.50%, 07/01/48	9,890	9,891
3.50%, 07/01/48	1,535	1,535
3.50%, 07/01/48	1,585	1,585
3.50%, 07/01/48	4,006	4,005
		151,924
Municipal 0.0%
Other Securities		220
Sovereign 3.6%
Argentina Bonar Bond
49.53%, (Argentina Deposit Rates Badlar + 2.50%), 03/11/19, ARS (a)	1,399	38
48.80%, (Argentina Deposit Rates Badlar + 3.25%), 03/01/20, ARS (a)	3,500	89

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
51.54%, (Argentina Deposit Rates Badlar + 2.00%), 04/03/22, ARS (a)	67,323	1,725
Argentina Government International Bond
4.63%, 01/11/23	968	762
2.26%, 12/31/38, EUR (l)	791	500
Argentina POM Politica Monetaria
65.51%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (a)	59,539	1,724
Argentina Republic Government International Bond
3.88%, 01/15/22, EUR	330	318
5.63%, 01/26/22	5,010	4,233
41.33%, (Argentina Deposit Rates Badlar), 10/04/22, ARS (a)	154	7
3.38%, 01/15/23, EUR	300	270
5.00%, 01/15/27, EUR	1,400	1,163
5.25%, 01/15/28, EUR	1,700	1,392
7.82%, 12/31/33, EUR	34	33
2.50%, 12/31/38 (l)	1,012	555
6.25%, 11/09/47, EUR	100	82
Qatar Government International Bond
3.88%, 04/23/23 (b)	800	811
5.10%, 04/23/48 (b)	400	421
Saudi Arabia Government International Bond
2.88%, 03/04/23 (b)	400	385
4.00%, 04/17/25 (b)	4,300	4,270
4.50%, 04/17/30 (b)	1,300	1,298
4.63%, 10/04/47 (b)	600	548
5.00%, 04/17/49 (b)	1,100	1,065
Other Securities		16,903
		38,592
Treasury Inflation Indexed Securities 0.8%
U.S. Treasury Inflation Indexed Note
0.75%, 07/15/28 (m)	8,463	8,285
U.S. Treasury Securities 12.6%
U.S. Treasury Bond
3.00%, 08/15/48	30	30
U.S. Treasury Note
2.75%, 02/15/24 (n)	700	708
2.50%, 05/15/24	25,500	25,460
2.00%, 05/31/24 (n)	8,800	8,565
1.88%, 08/31/24	5,600	5,407
2.13%, 09/30/24	8,500	8,307
2.25%, 10/31/24	37,000	36,393
2.25%, 11/15/24	16,400	16,123
2.50%, 01/31/25 (n)	2,000	1,993
2.88%, 05/31/25	29,600	30,118
		133,104
Total Government And Agency Obligations (cost $334,685)		332,125
OTHER EQUITY INTERESTS 0.0%
Other Securities		—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 19.1%
Financials 1.9%
HSBC Bank Plc
2.11%, 01/10/19, CAD (o)	12,800	9,380
Royal Bank of Canada
2.08%, 01/10/19, CAD (o)	15,200	11,138
		20,518
Securities Lending Collateral 0.5%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (p) (q)	5,765	5,765
Treasury Securities 10.5%
Argentina Treasury Bill
53.38%, 04/01/19, ARS (o)	14,223	434
45.90%, 04/12/19, ARS (o) (r)	60,690	1,620
46.52%, 04/29/19, ARS (o)	13,973	429
52.58%, 04/30/19, ARS (o)	3,860	115
Hellenic Republic Treasury Bill
1.25%, 03/15/19, EUR (o)	1,276	1,458
Japan Treasury Bill
-0.29%, 01/15/19, JPY (o)	5,750,000	52,469
	Shares/Par[1]	Value ($)
-0.21%, 03/25/19, JPY (o)	5,950,000	54,301
		110,826
U.S. Government Agency Obligations 6.2%
Federal Home Loan Bank
2.26%, 01/02/19 (o) (s)	2,200	2,200
2.39%, 01/29/19 (o) (s)	4,700	4,691
2.34%, 02/06/19 (o) (s)	39,400	39,304
2.43%, 02/27/19 (o) (s)	2,200	2,192
2.38%, 03/01/19 (o) (s)	5,000	4,980
2.41%, 03/13/19 (o) (s)	11,800	11,744
		65,111
Total Short Term Investments (cost $199,509)		202,220
Total Investments 109.5% (cost $1,179,523)		1,159,664
Total Securities Sold Short (0.2)% (proceeds $2,429)		(2,438)
Other Derivative Instruments (0.4)%		(4,124)
Other Assets and Liabilities, Net (8.9)%		(94,147)
Total Net Assets 100.0%		1,058,955

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $223,891 and 21.1%, respectively.

(c) Non-income producing security.

(d) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.3% of the Fund’s net assets.

(e) Perpetual security. Next contractual call date presented, if applicable.

(f) Convertible security.

(g) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(h) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(i) All or portion of the security was on loan.

(j) This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(k) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $110,796.

(l) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(m) Treasury inflation indexed note, par amount is adjusted for inflation.

(n) All or a portion of the security is pledged or segregated as collateral.

(o) The coupon rate represents the yield to maturity.

(p) Investment in affiliate.

(q) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(r) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(s) The security is a direct debt of the agency and not collateralized by mortgages.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (0.2%)
GOVERNMENT AND AGENCY OBLIGATIONS (0.2%)
U.S. Treasury Securities (0.2%)
U.S. Treasury Note
2.88%, 08/15/28	(2,400)	(2,438)
Total Government And Agency Obligations (proceeds $2,429)		(2,438)
Total Securities Sold Short (0.2%) (proceeds $2,429)		(2,438)

Summary of Investments by Country^	Total Long Term Investments
Argentina	1.7%
Australia	0.4
Bermuda	0.2
Brazil	0.5
Canada	0.5
Cayman Islands	3.7
China	1.5
France	0.4
Germany	0.8
Greece	—
India	0.4
Indonesia	0.1
Ireland	1.9
Italy	0.7
Japan	0.3
Kazakhstan	0.1
Luxembourg	1.4
Macau	0.1
Netherlands	2.0
Norway	—
Peru	0.4
Puerto Rico	—
Qatar	0.8
Russian Federation	0.1
Saudi Arabia	0.8
Serbia	0.4
Singapore	0.5
South Africa	—
Spain	0.4
Sweden	0.3
Switzerland	0.1
Tanzania	—
Turkey	0.3
United Arab Emirates	0.6
United Kingdom	7.9
United States of America	70.5
Venezuela	0.2
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Air Canada Pass-Through Trust, Series 2017-B-1, 3.70%, 01/15/26	12/08/17	24	23	—
Duke Energy Corp., 3.11%, 05/14/21	05/14/18	228	228	—
Hyundai Capital America Inc., 3.60%, 09/18/20	09/17/18	254	253	—
Peru Government International Bond, 5.94%, 02/12/29	11/30/18	1,463	1,474	0.2
UniCredit SpA, 7.83%, 12/04/23	11/28/18	6,140	6,423	0.6
		8,109	8,401	0.8

JNL/PIMCO Income Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Australia Commonwealth Treasury Bond, 10-Year	424	March 2019	AUD	55,683	141	407
U.K. Long Gilt	(467)	March 2019	GBP	(57,618)	78	120

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/PIMCO Income Fund — Futures Contracts (continued)
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Note, 10-Year	2,205	March 2019	262,954	861	6,090
				1,080	6,617

JNL/PIMCO Income Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
28-Day MEXIBOR (M)	Receiving	7.98	(M)	12/10/27	MXN	900	—	2
28-Day MEXIBOR (M)	Receiving	7.99	(M)	12/21/27	MXN	100	—	—
28-Day MEXIBOR (M)	Receiving	8.01	(M)	12/21/27	MXN	3,800	—	11
28-Day MEXIBOR (M)	Receiving	7.91	(M)	12/30/27	MXN	200	—	1
28-Day MEXIBOR (M)	Receiving	8.03	(M)	01/31/28	MXN	400	—	1
28-Day MEXIBOR (M)	Receiving	8.05	(M)	01/31/28	MXN	600	—	1
28-Day MEXIBOR (M)	Receiving	7.38	(M)	08/14/37	MXN	600	—	3
28-Day MEXIBOR (M)	Receiving	7.36	(M)	08/21/37	MXN	100	—	—
28-Day MEXIBOR (M)	Paying	7.88	(M)	12/16/22	MXN	600	—	(1)
28-Day MEXIBOR (M)	Paying	7.87	(M)	12/27/22	MXN	1,700	—	(2)
28-Day MEXIBOR (M)	Paying	7.88	(M)	12/27/22	MXN	6,700	—	(11)
28-Day MEXIBOR (M)	Paying	7.75	(M)	01/05/23	MXN	300	—	—
28-Day MEXIBOR (M)	Paying	7.61	(M)	01/23/23	MXN	1,300	—	(2)
28-Day MEXIBOR (M)	Paying	7.81	(M)	02/06/23	MXN	600	—	(1)
28-Day MEXIBOR (M)	Paying	7.82	(M)	02/06/23	MXN	700	—	(1)
28-Day MEXIBOR (M)	Paying	7.55	(M)	04/18/23	MXN	77,200	—	(145)
28-Day MEXIBOR (M)	Paying	7.70	(M)	05/02/23	MXN	9,000	—	(12)
28-Day MEXIBOR (M)	Paying	7.67	(M)	03/05/25	MXN	279,500	2	(611)
28-Day MEXIBOR (M)	Paying	7.71	(M)	03/07/25	MXN	50,500	—	(111)
28-Day MEXIBOR (M)	Paying	7.72	(M)	03/07/25	MXN	50,200	—	(110)
28-Day MEXIBOR (M)	Paying	7.60	(M)	04/14/25	MXN	85,000	1	(216)
28-Day MEXIBOR (M)	Paying	7.61	(M)	04/15/25	MXN	20,600	—	(52)
28-Day MEXIBOR (M)	Paying	7.15	(M)	06/11/27	MXN	6,200	—	(25)
28-Day MEXIBOR (M)	Paying	7.37	(M)	10/11/27	MXN	9,700	—	(42)
3M LIBOR (Q)	Receiving	2.50	(S)	12/20/24		1,600	(3)	(38)
3M LIBOR (Q)	Receiving	2.50	(S)	12/20/24		11,000	(28)	(213)
3M LIBOR (Q)	Receiving	2.25	(S)	06/20/28		2,000	(7)	(55)
3M LIBOR (Q)	Receiving	2.25	(S)	06/20/28		11,100	(34)	(369)
3M LIBOR (Q)	Receiving	2.75	(S)	12/20/47		13,000	(56)	716
3M LIBOR (Q)	Receiving	2.50	(S)	06/20/48		22,600	(93)	(983)
3M LIBOR (Q)	Paying	2.00	(S)	06/20/23		88,100	142	1,835
3M LIBOR (Q)	Paying	2.75	(S)	12/19/23		45,000	80	1,239
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.35	(S)	01/18/28	JPY	220,000	—	(41)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.35	(S)	02/08/28	JPY	2,970,000	1	(516)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.30	(S)	02/13/28	JPY	400,000	—	(78)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.35	(S)	02/16/28	JPY	360,000	—	(64)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.30	(S)	03/20/28	JPY	1,890,000	—	(337)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.45	(S)	03/20/29	JPY	16,770,000	—	(3,045)
6M EURIBOR (S)	Receiving	1.00	(A)	06/19/29	EUR	4,300	(5)	(37)
6M GBP LIBOR (S)	Receiving	1.75	(S)	03/20/49	GBP	2,200	(4)	(126)
							(4)	(3,435)

JNL/PIMCO Income Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CDX.NA.HY.30 (Q)	5.00	06/20/23	1,250	(38)	(1)	52
CDX.NA.HY.31 (Q)	5.00	12/20/23	1,500	(30)	(1)	39
				(68)	(2)	91
Credit default swap agreements - sell protection[4]
CDX.EM.28 (Q)	1.00	12/20/22	(20,283)	(502)	16	334
CDX.EM.29 (Q)	1.00	06/20/23	(4,100)	(151)	3	(67)
CDX.EM.30 (Q)	1.00	12/20/23	(21,500)	(1,009)	17	2
CDX.NA.IG.30 (Q)	1.00	06/20/23	(2,900)	23	1	(20)
CDX.NA.IG.31 (Q)	1.00	12/20/23	(38,900)	216	7	(122)
Deutsche Bank AG (Q)	1.00	06/20/19	(1,200)	(1)	—	3

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/PIMCO Income Fund — Centrally Cleared Credit Default Swap Agreements (continued)
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
General Electric Co. (Q)	1.00	12/20/20	(100)	(1)	—	2
General Electric Co. (Q)	1.00	12/20/23	(200)	(9)	—	1
				(1,434)	44	133

JNL/PIMCO Income Fund — Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Exchange Traded Futures Options
10-Year U.S. Treasury Note Future, Expiration March 2019	Put	112.00	02/22/19	600	—
10-Year U.S. Treasury Note Future, Expiration March 2019	Put	112.50	02/22/19	150	—
10-Year U.S. Treasury Note Future, Expiration March 2019	Put	111.50	02/22/19	200	—
					—

JNL/PIMCO Income Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]		Value ($)
Credit Default Swaptions[10]
CDX.HY.31, 12/20/23	CGM	Put	102.00	01/16/19		1,800,000	(15)
CDX.HY.31, 12/20/23	CGM	Put	101.00	01/16/19		1,200,000	(6)
CDX.HY.31, 12/20/23	CGM	Put	94.00	03/20/19		1,800,000	(6)
CDX.IG.31, 12/20/23	CGM	Put	0.95	01/16/19		2,400,000	(2)
CDX.IG.31, 12/20/23	CGM	Put	1.00	01/16/19		51,100,000	(30)
CDX.IG.31, 12/20/23	CGM	Put	1.10	02/20/19		1,300,000	(2)
CDX.IG.31, 12/20/23	CGM	Put	1.05	02/20/19		1,900,000	(3)
CDX.IG.31, 12/20/23	CGM	Put	0.95	02/20/19		5,000,000	(14)
CDX.IG.31, 12/20/23	CGM	Put	1.20	03/20/19		3,100,000	(5)
CDX.IG.31, 12/20/23	CGM	Put	1.10	03/20/19		1,400,000	(3)
CDX.IG.31, 12/20/23	CGM	Put	1.05	03/20/19		2,400,000	(7)
CDX.IG.31, 12/20/23	GSC	Put	0.90	01/16/19		50,600,000	(84)
CDX.IG.31, 12/20/23	GSC	Put	2.40	09/18/19		2,600,000	(5)
iTraxx Europe Series 30, 12/20/23	GSC	Put	2.40	09/18/19	EUR	2,800,000	(5)
							(187)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
ARS/USD	GSC	01/04/19	ARS	7,412	197	8
ARS/USD	CIT	01/11/19	ARS	109,048	2,862	51
ARS/USD	CIT	01/16/19	ARS	25,496	664	34
ARS/USD	CIT	01/22/19	ARS	6,570	170	4
ARS/USD	GSC	01/31/19	ARS	5,885	150	4
ARS/USD	GSC	03/13/19	ARS	7,412	180	5
ARS/USD	GSC	07/10/19	ARS	2,453	53	1
AUD/USD	CIT	02/15/19	AUD	1,516	1,069	(12)
CHF/USD	GSC	02/15/19	CHF	5,944	6,070	54
EUR/USD	CIT	02/15/19	EUR	622	715	(1)
EUR/USD	GSC	02/15/19	EUR	3,775	4,340	9
MXN/USD	CIT	01/11/19	MXN	2,580	131	3
MXN/USD	CSI	01/11/19	MXN	2,701	137	2
MXN/USD	GSC	01/11/19	MXN	5,762	293	9
MXN/USD	CIT	01/25/19	MXN	376,115	19,086	(476)
RUB/USD	CSI	01/30/19	RUB	860,011	12,349	(338)
RUB/USD	GSC	01/30/19	RUB	182,873	2,626	(134)
TRY/USD	GSC	01/15/19	TRY	57,310	10,748	1,986
TRY/USD	GSC	02/19/19	TRY	55,723	10,252	625
TRY/USD	GSC	03/15/19	TRY	3,149	573	16
USD/ARS	GSC	01/04/19	ARS	(7,412)	(196)	(7)
USD/AUD	CIT	02/15/19	AUD	(33,915)	(23,918)	619
USD/CAD	GSC	02/15/19	CAD	(27,954)	(20,517)	419
USD/CHF	GSC	02/15/19	CHF	(5,879)	(6,004)	(121)
USD/EUR	CIT	02/15/19	EUR	(4,668)	(5,367)	(44)
USD/EUR	CIT	02/15/19	EUR	(1,714)	(1,971)	4
USD/EUR	GSC	02/15/19	EUR	(69,102)	(79,455)	(643)
USD/GBP	CIT	02/15/19	GBP	(2,289)	(2,925)	(11)
USD/GBP	CIT	02/15/19	GBP	(21,359)	(27,299)	599
USD/JPY	CIT	01/15/19	JPY	(5,750,000)	(52,513)	(1,008)
USD/JPY	CIT	02/15/19	JPY	(1,100,200)	(10,072)	(350)
USD/JPY	GSC	02/15/19	JPY	(473,000)	(4,330)	(120)
USD/JPY	CIT	03/25/19	JPY	(5,950,000)	(54,648)	(1,789)
USD/MXN	CIT	01/11/19	MXN	(23,765)	(1,209)	(56)
USD/MXN	CIT	01/25/19	MXN	(10,792)	(548)	(18)
USD/NZD	GSC	02/15/19	NZD	(14,224)	(9,553)	44
USD/PEN	GSC	01/22/19	PEN	(2,000)	(593)	(2)
USD/TRY	BNP	01/03/19	TRY	(4,499)	(850)	3
USD/TRY	BOA	01/03/19	TRY	(166)	(31)	—
USD/TRY	JPM	01/03/19	TRY	(381)	(72)	—
USD/TRY	CIT	01/15/19	TRY	(12,119)	(2,273)	(57)
USD/TRY	GSC	01/15/19	TRY	(4,466)	(838)	(2)
USD/TRY	GSC	01/15/19	TRY	(1,019)	(191)	1
USD/TRY	GSC	02/19/19	TRY	(23,387)	(4,303)	(7)
					(237,011)	(696)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/PIMCO Income Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection[4]
CMBX.NA.AAA.10 (M)	GSC	N/A	0.50	11/17/59	(36,500)	(397)	(328)	(69)
CMBX.NA.AAA.11 (M)	DUB	N/A	0.50	11/18/54	(7,800)	(152)	(74)	(78)
CMBX.NA.AAA.11 (M)	GSC	N/A	0.50	11/18/54	(14,300)	(279)	(78)	(201)
CMBX.NA.AAA.6 (M)	JPM	N/A	0.50	05/11/63	(11,791)	74	67	7
CMBX.NA.AAA.9 (M)	GSC	N/A	0.50	09/17/58	(24,125)	(88)	48	(136)
Deutsche Bank AG (Q)	CGM	4.02	1.00	12/20/23	(2,978)	(404)	(386)	(18)
Federative Republic of Brazil (Q)	CGM	1.72	1.00	12/20/22	(4,800)	(125)	(158)	33
Federative Republic of Brazil (Q)	CGM	1.90	1.00	06/20/23	(1,100)	(41)	(67)	26
Federative Republic of Brazil (Q)	GSC	1.90	1.00	06/20/23	(1,000)	(36)	(53)	17
Republic of Argentina (Q)	CGM	8.01	5.00	06/20/23	(45)	(4)	2	(6)
Republic of South Africa (Q)	CGM	2.11	1.00	06/20/23	(1,500)	(67)	(76)	9
Republic of South Africa (Q)	GSC	2.23	1.00	12/20/23	(600)	(32)	(31)	(1)
Russian Federation (Q)	CGM	1.36	1.00	12/20/22	(6,900)	(89)	(20)	(69)
Russian Federation (Q)	DUB	1.45	1.00	06/20/23	(200)	(4)	(6)	2
Russian Federation (Q)	GSC	1.53	1.00	12/20/23	(9,200)	(218)	(150)	(68)
United Mexican States (Q)	CGM	1.55	1.00	12/20/23	(5,200)	(128)	(80)	(48)
United Mexican States (Q)	CGM	1.43	1.00	06/20/23	(300)	(5)	(3)	(2)
United Mexican States (Q)	DUB	1.29	1.00	12/20/22	(1,000)	(10)	1	(11)
United Mexican States (Q)	DUB	1.55	1.00	12/20/23	(400)	(10)	(8)	(2)
United Mexican States (Q)	GSC	1.55	1.00	12/20/23	(2,100)	(51)	(40)	(11)
United Mexican States (Q)	GSC	1.43	1.00	06/20/23	(7,200)	(127)	(55)	(72)
					(139,039)	(2,193)	(1,495)	(698)

JNL/PIMCO Income Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Counter-party	Rate Paid/Received by Fund[2,9]	Expiration	Notional[1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
INVESTMENT COMPANIES
iShares iBoxx USD High Yield Corporate Bond ETF (E)	CIT	3M LIBOR +0.00 (Q)	12/20/19	200	—	2
iShares iBoxx USD High Yield Corporate Bond ETF (E)	CIT	3M LIBOR +0.00 (Q)	06/20/19	400	—	2
iShares iBoxx USD High Yield Corporate Bond ETF (E)	CIT	3M LIBOR +0.00 (Q)	06/20/19	20,200	—	(735)
iShares iBoxx USD High Yield Corporate Bond ETF (E)	CSI	3M LIBOR +0.00 (Q)	03/20/19	9,500	—	(332)
iShares iBoxx USD High Yield Corporate Bond ETF (E)	GSC	3M LIBOR +0.00 (Q)	06/20/19	35,200	—	(1,040)
iShares iBoxx USD High Yield Corporate Bond ETF (E)	GSC	3M LIBOR +0.00 (Q)	06/20/19	2,400	—	(69)
iShares iBoxx USD High Yield Corporate Bond ETF (E)	GSC	3M LIBOR +0.00 (Q)	03/20/19	800	—	6
iShares iBoxx USD High Yield Corporate Bond ETF (E)	GSC	3M LIBOR +0.00 (Q)	06/20/19	400	—	—
					—	(2,166)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/PIMCO Real Return Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 9.3%
BCAP LLC Trust
Series 2011-5A1-RR5, REMIC, 5.25%, 05/26/22 (a)	739	755
Series 2011-12A1-RR5, REMIC, 4.93%, 03/26/37 (a) (b)	719	705
Catamaran CLO Ltd.
Series 2013-AR-1A, 3.36%, (3M USD LIBOR + 0.85%), 01/27/28 (a) (b)	4,270	4,202
CIFC Funding Ltd.
Series 2015-AR-2A, 3.22%, (3M USD LIBOR + 0.78%), 04/15/27 (a) (b)	4,550	4,495
CIT Mortgage Loan Trust
Series 2007-1A-1, REMIC, 3.86%, (1M USD LIBOR + 1.35%), 08/25/24 (a) (b)	3,420	3,378
Series 2007-2A3-1, REMIC, 3.96%, (1M USD LIBOR + 1.55%), 09/25/24 (a) (b)	152	152
Citigroup Mortgage Loan Trust
Series 2007-1A1A-AR4, REMIC, 3.92%, 03/25/37 (b)	2,920	2,776
Citigroup Mortgage Loan Trust Inc.
Series 2005-2A2B-3, REMIC, 4.38%, 08/25/35 (b)	123	93
Series 2005-A2-6, REMIC, 4.24%, (12M US Federal Reserve Cumulative Average CMT + 2.15%), 09/25/35 (b)	25	25
Series 2005-A1-6, REMIC, 4.68%, (12M US Federal Reserve Cumulative Average CMT + 2.10%), 09/25/35 (b)	20	20
Series 2007-A3A-AMC2, REMIC, 2.59%, (1M USD LIBOR + 0.08%), 01/25/37 (b)	70	51
Series 2007-A3A-AHL3, REMIC, 2.57%, (1M USD LIBOR + 0.06%), 05/25/37 (b)	147	112
Series 2007-22AA-10, REMIC, 4.24%, 09/25/37 (b)	707	640
Series 2005-M3-HE4, REMIC, 2.97%, (1M USD LIBOR + 0.46%), 10/25/35 (b)	3,422	2,927
Series 2006-A1-AMC1, REMIC, 2.65%, (1M USD LIBOR + 0.15%), 09/25/36 (a) (b)	1,794	1,697
Series 2015-1A1-2, REMIC, 2.52%, (1M USD LIBOR + 0.20%), 06/25/47 (a) (b)	2,589	2,556
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-2A1-AR3, REMIC, 3.92%, 04/25/34 (b)	62	62
Credit Suisse Mortgage Capital Certificates
Series 2007-1A6A-1, REMIC, 5.86%, 02/25/37 (b)	752	330
CWABS Asset-Backed Certificates Trust
Series 2005-MV3-11, REMIC, 3.04%, (1M USD LIBOR + 0.53%), 01/25/36 (b)	4,100	3,989
Series 2007-1A1-8, REMIC, 2.70%, (1M USD LIBOR + 0.19%), 02/25/36 (b) (c)	5,002	4,622
First Franklin Mortgage Loan Trust
Series 2006-A5-FF10, REMIC, 2.82%, (1M USD LIBOR + 0.31%), 07/25/36 (b)	2,930	2,734
GS Mortgage Securities Trust
Series 2010-A2-C1, REMIC, 4.59%, 07/10/20 (a)	4,300	4,363
GSR Mortgage Loan Trust
Series 2005-1A1-AR1, REMIC, 4.81%, 01/25/35 (b)	69	68
Jamestown CLO IV Ltd.
Series 2014-A1AR-4A, 3.13%, (3M USD LIBOR + 0.69%), 07/15/26 (a) (b)	2,611	2,589
Jamestown CLO V Ltd.
Series 2014-AR-5A, 3.67%, (3M USD LIBOR + 1.22%), 01/17/27 (a) (b)	5,285	5,259
Navient Student Loan Trust
Series 2016-A-7A, 3.66%, (1M USD LIBOR + 1.15%), 12/25/28 (a) (b)	2,108	2,115
NCUA Guaranteed Notes Trust
Series 2010-1A-R1, REMIC, 2.83%, (1M USD LIBOR + 0.45%), 10/07/20 (b)	738	738
Series 2010-2A-R3, REMIC, 2.94%, (1M USD LIBOR + 0.56%), 12/08/20 (b)	1,912	1,914
RASC Trust
Series 2005-M2-KS11, REMIC, 2.93%, (1M USD LIBOR + 0.63%), 12/25/35 (b)	500	485
	Shares/Par[1]	Value ($)
Series 2006-M1-KS3, REMIC, 2.84%, (1M USD LIBOR + 0.33%), 04/25/36 (b)	1,000	956
Series 2006-A4-EMX4, REMIC, 2.74%, (1M USD LIBOR + 0.46%), 06/25/36 (b) (c)	6,000	5,673
Securitized Asset Backed Receivables LLC Trust
Series 2006-A2C-HE2, REMIC, 2.66%, (1M USD LIBOR + 0.15%), 07/25/36 (b)	490	260
SLM Private Education Loan Trust
Series 2013-A2A-B, 1.85%, 03/15/19 (a)	824	819
Series 2011-A3-B, 4.71%, (1M USD LIBOR + 2.25%), 05/15/19 (a) (b)	1,150	1,171
SLM Student Loan Trust
Series 2008-A-9, 3.99%, (3M USD LIBOR + 1.50%), 04/25/23 (b)	2,457	2,482
Series 2003-A5-2, 0.00%, (3M EURIBOR + 0.26%), 12/15/23, EUR (b)	97	111
Series 2004-A5-2, 0.00%, (3M EURIBOR + 0.18%), 01/25/24, EUR (b)	934	1,065
Series 2003-A5-5, 0.00%, (3M EURIBOR + 0.27%), 06/17/24, EUR (b)	454	517
Series 2004-A6B-3A, 3.04%, (3M USD LIBOR + 0.55%), 10/25/39 (a) (b)	2,800	2,797
Series 2007-A3-3, REMIC, 2.53%, (3M USD LIBOR + 0.04%), 04/25/19 (b)	920	915
Small Business Administration Participation Certificates
5.29%, 12/01/27	259	268
Sound Point CLO IX Ltd.
Series 2015-AR-2A, 3.35%, (3M USD LIBOR + 0.88%), 07/20/27 (a) (b)	900	890
Sound Point CLO V Ltd.
Series 2015-AR-8R, 3.30%, (3M USD LIBOR + 0.86%), 04/15/27 (a) (b)	3,300	3,266
Venture XX CLO Ltd.
Series 2015-AR-20A, 3.26%, (3M USD LIBOR + 0.82%), 04/15/27 (a) (b)	5,620	5,559
Venture XXI CLO Ltd.
Series 2015-AR-21A, 3.32%, (3M USD LIBOR + 0.88%), 07/15/27 (a) (b)	2,200	2,176
Vornado DP LLC Trust
Series 2010-A2FX-VNO, 4.00%, 09/13/20 (a)	4,600	4,662
Voya CLO Ltd.
Series 2014-A1R-3A, 3.21%, 07/25/26 (a)	3,942	3,922
Z Capital Credit Partners CLO Ltd.
Series 2015-A1R-1A, 3.39%, (3M USD LIBOR + 0.95%), 07/16/27 (a) (b)	3,570	3,520
Other Securities		68,252
Total Non-U.S. Government Agency Asset-Backed Securities (cost $163,627)		163,133
CORPORATE BONDS AND NOTES 9.9%
Communication Services 1.1%
AT&T Inc.
5.00%, 03/01/21	100	103
3.49%, (3M USD LIBOR + 0.75%), 06/01/21 (b)	6,500	6,434
3.39%, (3M USD LIBOR + 0.95%), 07/15/21 (b) (d)	4,300	4,281
5.15% - 5.30%, 02/15/50 - 08/15/58	2,000	1,855
Other Securities		6,718
		19,391
Consumer Discretionary 0.3%
McDonald's Corp.
2.94%, (3M USD LIBOR + 0.43%), 10/28/21 (b)	5,300	5,262
Other Securities		30
		5,292
Consumer Staples 0.5%
BAT Capital Corp.
3.20%, (3M USD LIBOR + 0.59%), 08/14/20 (b)	3,100	3,068
Other Securities		5,823
		8,891
Energy 0.5%
Enbridge Inc.
2.81%, (3M USD LIBOR + 0.40%), 01/10/20 (b)	3,700	3,687
3.49%, (3M USD LIBOR + 0.70%), 06/15/20 (b)	5,100	5,088
Spectra Energy Partners LP
3.45%, (3M USD LIBOR + 0.70%), 06/05/20 (b)	200	199

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Other Securities		205
		9,179
Financials 5.2%
AerCap Ireland Capital Ltd.
4.25%, 07/01/20	3,400	3,415
3.75% - 4.63%, 05/15/19 - 10/30/20	900	903
Barclays Bank Plc
6.50%, (callable at 100 beginning 09/15/19), EUR (e)	200	223
Barclays Plc
8.00%, (callable at 100 beginning 12/15/20), EUR (e)	214	258
Cooperatieve Rabobank U.A.
5.50%, (callable at 100 beginning 06/29/20), EUR (e) (f)	2,500	2,929
6.63%, (callable at 100 beginning 06/29/21), EUR (e)	1,200	1,491
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	3,900	3,873
Dell EMC
3.48%, 06/01/19 (a)	200	199
4.42%, 06/15/21 (a)	4,200	4,193
Deutsche Bank AG
4.25%, 10/14/21	7,000	6,894
Goldman Sachs Group Inc.
3.99%, (3M USD LIBOR + 1.20%), 09/15/20 (b)	5,800	5,825
John Deere Capital Corp.
3.11%, (3M USD LIBOR + 0.29%), 06/22/20 (b)	7,000	7,000
Macquarie Bank Ltd.
2.76%, (3M USD LIBOR + 0.35%), 04/04/19 (a) (b)	2,900	2,900
Navient Corp.
5.88%, 03/25/21	200	192
Petrobras Global Finance BV
5.30%, 01/27/25	106	101
6.00%, 01/27/28	4,939	4,658
Royal Bank of Scotland Group Plc
8.63%, (callable at 100 beginning 08/15/21) (e) (f)	1,200	1,197
4.37%, (3M USD LIBOR + 1.55%), 06/25/24 (b)	2,000	1,919
4.52%, 06/25/24 (b) (f)	1,300	1,274
State Bank of India
3.36%, (3M USD LIBOR + 0.95%), 04/06/20 (b)	4,300	4,300
Toronto-Dominion Bank
2.25%, 03/15/21 (a)	3,000	2,961
UBS AG
3.35%, (3M USD LIBOR + 0.58%), 06/08/20 (a) (b)	5,400	5,405
UniCredit SpA
7.83%, 12/04/23 (c) (g)	9,650	10,094
Other Securities		18,550
		90,754
Industrials 0.6%
International Lease Finance Corp.
5.88% - 8.25%, 04/01/19 - 12/15/20	2,300	2,347
Textron Inc.
3.16%, (3M USD LIBOR + 0.55%), 11/10/20 (b)	3,610	3,578
Other Securities		3,538
		9,463
Information Technology 0.5%
Hewlett Packard Enterprise Co.
3.06%, (3M USD LIBOR + 0.72%), 10/05/21 (b)	3,100	3,057
Microchip Technology Inc.
3.92%, 06/01/21 (a)	3,200	3,152
Other Securities		2,153
		8,362
Real Estate 0.2%
Unibail-Rodamco SE
3.21%, (3M USD LIBOR + 0.77%), 04/16/19 (b)	3,500	3,505
Other Securities		318
		3,823
	Shares/Par[1]	Value ($)
Utilities 1.0%
Duke Energy Corp.
3.11%, (3M USD LIBOR + 0.50%), 05/14/21 (b) (c) (g)	5,600	5,588
NextEra Energy Capital Holdings Inc.
3.05%, (3M USD LIBOR + 0.32%), 09/03/19 (b)	3,340	3,334
3.11%, (3M USD LIBOR + 0.40%), 08/21/20 (b)	3,300	3,295
Other Securities		5,758
		17,975
Total Corporate Bonds And Notes (cost $174,605)		173,130
GOVERNMENT AND AGENCY OBLIGATIONS 128.1%
Collateralized Mortgage Obligations 0.4%
Federal Home Loan Mortgage Corp.
Series FK-3172, REMIC, 2.91%, (1M USD LIBOR + 0.45%), 08/15/33 (b)	110	110
Series T-1A1-62, REMIC, 3.36%, (12M US Federal Reserve Cumulative Average CMT + 1.20%), 10/25/44 (b)	248	250
Series T-1A1-63, REMIC, 3.16%, (12M US Federal Reserve Cumulative Average CMT + 1.20%), 02/25/45 (b)	187	187
Series WF-4779, REMIC, 2.65%, (1M USD LIBOR + 0.35%), 07/15/44 (b)	3,109	3,099
Federal National Mortgage Association
Series 2007-A1-73, REMIC, 2.38%, (1M USD LIBOR + 0.06%), 07/25/37 (b)	93	90
Government National Mortgage Association
Series 2017-FB-H10, 3.25%, (1M USD LIBOR + 0.75%), 04/20/67 (b)	2,562	2,632
		6,368
Mortgage-Backed Securities 14.0%
Federal Home Loan Mortgage Corp.
4.25%, (6M USD LIBOR + 1.73%), 07/01/36 (b)	123	127
4.25%, (12M USD LIBOR + 1.50%), 09/01/36 (b)	112	116
4.45%, (12M USD LIBOR + 1.68%), 10/01/36 (b)	81	84
2.91%, (1M USD LIBOR + 0.45%), 09/15/42 (b)	4,835	4,853
Federal National Mortgage Association
4.12%, (12M USD LIBOR + 1.31%), 11/01/35 (b)	18	18
3.91%, (12M USD LIBOR + 1.81%), 03/01/36 (b)	39	41
4.64%, (12M USD LIBOR + 2.02%), 06/01/36 (b)	15	15
TBA, 3.50%, 01/15/48 (h)	50,000	49,981
TBA, 3.50%, 02/15/48 (h)	114,190	114,071
TBA, 4.00%, 02/15/48 (h)	75,800	77,201
		246,507
Municipal 0.0%
Other Securities		279
Sovereign 1.6%
Peru Government International Bond
5.94%, 02/12/29, PEN (a)	5,100	1,521
6.15%, 08/12/32, PEN (a)	16,600	5,025
United Kingdom Gilt
1.75%, 09/07/37, GBP	3,680	4,693
United Kingdom Gilt
4.25%, 12/07/27, GBP	1,500	2,415
Other Securities		13,880
		27,534
Treasury Inflation Indexed Securities 112.1%
Australia Government Inflation Indexed Bond
1.25%, 02/21/22, AUD (i)	5,290	4,332
3.00%, 09/20/25, AUD (i)	8,920	8,886
Canada Government Real Return Inflation Indexed Bond
4.25%, 12/01/26, CAD (j)	5,805	5,454
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note
1.65%, 04/23/20, EUR (a) (j)	1,015	1,187
2.35%, 09/15/24, EUR (a) (j)	4,844	5,855
Japan Government CPI Linked Bond
0.10%, 03/10/28, JPY (j)	504,035	4,746
New Zealand Government Inflation Indexed Bond
2.00%, 09/20/25, NZD (i)	14,100	10,736
3.00%, 09/20/30, NZD (i)	2,500	2,093
U.S. Treasury Inflation Indexed Bond
3.38%, 04/15/32 (j)	11,316	14,533

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
1.00%, 02/15/48 (j)	39,534	37,619
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/19 (j) (k)	29,557	29,127
1.88%, 07/15/19 (j) (k)	22,977	22,898
1.38%, 01/15/20 (j) (k)	90,171	89,565
0.13%, 04/15/20 (j)	37,946	37,086
1.25%, 07/15/20 (j)	39,612	39,519
0.13%, 04/15/21 (h) (j) (k)	239,889	233,292
0.63%, 07/15/21 (j) (k)	4,151	4,106
0.13%, 01/15/22 (j)	22,458	21,791
0.13%, 04/15/22 (j) (k)	34,567	33,449
0.13%, 01/15/23 (j) (k)	15,843	15,301
0.63%, 04/15/23 (j) (k)	15,302	15,060
0.38%, 07/15/23 (j)	65,011	63,568
0.63%, 01/15/24 (j)	25,838	25,434
0.13%, 07/15/24 (j)	34,808	33,394
0.25%, 01/15/25 (j)	37,126	35,549
2.38%, 01/15/25 (h) (j)	210,254	227,304
0.38%, 07/15/25 (j)	83,582	80,604
0.63%, 01/15/26 (h) (j)	178,916	174,303
2.00%, 01/15/26 (h) (j)	115,573	123,338
0.13%, 07/15/26 (j)	46,462	43,631
0.38%, 01/15/27 (j) (k)	5,800	5,512
2.38%, 01/15/27 (h) (j)	3,135	3,461
0.50%, 01/15/28 (j)	48,310	46,128
1.75%, 01/15/28 (j)	18,571	19,726
3.63%, 04/15/28 (h) (j)	37,060	45,492
0.75%, 07/15/28 (j)	11,142	10,909
2.50%, 01/15/29 (j)	52,894	60,233
3.88%, 04/15/29 (j)	22,688	28,885
2.13%, 02/15/40 (j)	44,226	52,001
2.13%, 02/15/41 (j) (k)	6,582	7,788
0.75%, 02/15/42 (j)	13,956	12,689
0.63%, 02/15/43 (j) (k)	2,332	2,048
1.38%, 02/15/44 (h) (j)	77,094	79,841
0.75%, 02/15/45 (j)	25,005	22,415
1.00%, 02/15/46 (h) (j)	46,384	44,108
0.88%, 02/15/47 (j)	38,177	35,165
United Kingdom Inflation Indexed Bond
1.88%, 11/22/22, GBP (j)	1,868	2,781
0.13%, 03/22/26, GBP (j)	20,552	30,600
0.75%, 11/22/47, GBP (j)	1,534	3,579
0.13%, 03/22/46 - 11/22/65, GBP (j)	3,761	8,035
Other Securities		3,572
		1,968,728
U.S. Treasury Securities 0.0%
U.S. Treasury Bond
3.00%, 02/15/48 (k)	140	140
Total Government And Agency Obligations (cost $2,280,223)		2,249,556
PREFERRED STOCKS 0.0%
Financials 0.0%
Other Securities		631
Total Preferred Stocks (cost $500)		631
SHORT TERM INVESTMENTS 5.1%
Certificates of Deposit 0.6%
Barclays Plc
2.89%, (3M USD LIBOR + 0.40%), 10/25/19 (b)	11,000	11,006
Financials 1.1%
Bank of Montreal
2.06%, 01/02/19, CAD (l)	14,600	10,704
2.03% - 2.04%, 01/03/19 - 01/04/19, CAD (l)	2,100	1,539
HSBC Bank Plc
2.06%, 01/08/19, CAD (l)	1,900	1,392
Toronto-Dominion Bank
2.02%, 01/02/19, CAD (l)	8,200	6,012
		19,647
	Shares/Par[1]	Value ($)
Industrials 0.3%
CIMIC Group Ltd.
3.37% - 4.04%, 02/25/19 - 07/03/19, AUD (c) (g) (l)	6,300	4,585
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (m) (n)	1,411	1,411
Treasury Securities 2.4%
Argentina Treasury Bill
46.52% - 53.38%, 04/01/19 - 04/29/19, ARS (l)	8,204	251
Brazil Treasury Bill
5.95%, 04/01/19, BRL (l)	30,040	7,634
Japan Treasury Bill
-0.32%, 02/04/19, JPY (l)	3,680,000	33,582
		41,467
U.S. Government Agency Obligations 0.6%
Federal Home Loan Bank
2.30%, 01/25/19 (l) (o)	3,000	2,995
2.39%, 01/29/19 (l) (o)	8,300	8,284
		11,279
Total Short Term Investments (cost $89,339)		89,395
Total Investments 152.4% (cost $2,708,294)		2,675,845
Total Purchased Options 0.0% (cost $20)		11
Other Derivative Instruments 0.1%		912
Other Assets and Liabilities, Net (52.5)%		(921,509)
Total Net Assets 100.0%		1,755,259

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $154,096 and 8.8%, respectively.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d) All or portion of the security was on loan.

(e) Perpetual security. Next contractual call date presented, if applicable.

(f) Convertible security.

(g) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(h) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $1,154,940.

(i) Treasury inflation indexed note, par amount is not adjusted for inflation.

(j) Treasury inflation indexed note, par amount is adjusted for inflation.

(k) All or a portion of the security is pledged or segregated as collateral.

(l) The coupon rate represents the yield to maturity.

(m) Investment in affiliate.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(o) The security is a direct debt of the agency and not collateralized by mortgages.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
CIMIC Group Ltd., 3.37%, 02/25/19	09/27/18	1,879	1,822	0.1
CIMIC Group Ltd., 3.75%, 04/04/19	09/27/18	693	692	0.1
CIMIC Group Ltd., 4.04%, 07/03/19	11/28/18	2,089	2,071	0.1
Duke Energy Corp., 3.11%, 05/14/21	05/14/18	5,600	5,588	0.3
UniCredit SpA, 7.83%, 12/04/23	11/28/18	9,650	10,094	0.6
		19,911	20,267	1.2

JNL/PIMCO Real Return Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
90-Day Eurodollar	12	March 2019		2,929	—	(10)
90-Day Eurodollar	1,053	June 2019		255,610	13	572
90-Day Eurodollar	12	September 2019		2,926	—	(5)
90-Day Eurodollar	12	December 2019		2,924	—	(4)
90-Day Eurodollar	(1,041)	June 2020		(252,598)	(65)	(1,159)
Australia Commonwealth Treasury Bond, 10-Year	(44)	March 2019	AUD	(5,779)	(15)	(42)
Australia Commonwealth Treasury Bond, 3-Year	(72)	March 2019	AUD	(8,039)	(5)	(29)
Euro-BTP	(179)	March 2019	EUR	(22,415)	—	(530)
Euro-Bund	215	March 2019	EUR	34,709	—	513
Euro-OAT	(339)	March 2019	EUR	(50,881)	—	(274)
Japanese Government Bond, 10-Year	(16)	March 2019	JPY	(2,428,274)	—	(102)
Short Term Euro BTP	(1)	March 2019	EUR	(110)	—	(1)
U.K. Long Gilt	(816)	March 2019	GBP	(99,633)	135	(1,117)
U.S. Treasury Long Bond	(725)	March 2019		(101,200)	(340)	(4,650)
U.S. Treasury Note, 10-Year	64	March 2019		7,616	25	193
U.S. Treasury Note, 2-Year	25	March 2019		5,272	4	36
U.S. Treasury Note, 5-Year	220	March 2019		24,829	55	402
Ultra 10-Year U.S. Treasury Note	(436)	March 2019		(54,895)	(204)	(1,820)
Ultra Long Term U.S. Treasury Bond	(7)	March 2019		(1,065)	(4)	(59)
					(401)	(8,086)

JNL/PIMCO Real Return Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
28-Day MEXIBOR (M)	Paying	9.18	(M)	11/28/28	MXN	152,500	1	179
3M LIBOR (Q)	Receiving	1.75	(S)	06/20/20		7,890	(2)	(39)
3M LIBOR (Q)	Receiving	2.00	(S)	07/27/26		9,000	(20)	6
3M LIBOR (Q)	Receiving	2.40	(S)	12/07/26		74,300	(162)	328
3M LIBOR (Q)	Receiving	1.75	(S)	12/21/26		36,760	(122)	3,464
3M LIBOR (Q)	Receiving	3.10	(S)	04/17/28		41,630	(69)	(325)
3M LIBOR (Q)	Receiving	2.25	(S)	06/20/28		11,200	(41)	(195)
3M LIBOR (Q)	Receiving	2.77	(S)	07/18/28		12,700	(40)	(48)
3M LIBOR (Q)	Receiving	3.13	(S)	09/13/28		39,500	(61)	(422)
3M LIBOR (Q)	Receiving	2.15	(S)	06/19/48		1,050	(4)	156
3M LIBOR (Q)	Receiving	2.50	(S)	06/20/48		5,620	(23)	(243)
3M LIBOR (Q)	Receiving	3.00	(S)	12/19/48		8,200	(37)	(712)
3M LIBOR (Q)	Paying	2.25	(S)	12/20/22		25,900	36	(353)
3M LIBOR (Q)	Paying	2.00	(S)	06/20/23		59,300	95	843
3M LIBOR (Q)	Paying	2.68	(S)	10/25/23		18,600	31	80
3M LIBOR (Q)	Paying	2.67	(S)	11/19/23		8,000	14	32
3M LIBOR (Q)	Paying	2.68	(S)	12/12/23		8,000	14	35
3M LIBOR (Q)	Paying	2.50	(S)	12/19/23		14,300	25	57
3M LIBOR (Q)	Paying	2.75	(S)	12/19/23		43,800	88	646
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.30	(S)	03/20/28	JPY	300,000	—	(35)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.45	(S)	03/20/29	JPY	2,640,000	—	(488)
6M British Bankers' Association Yen LIBOR (S)	Receiving	1.50	(S)	12/21/45	JPY	50,000	—	(18)
6M GBP LIBOR (S)	Receiving	1.50	(S)	03/20/29	GBP	10,880	(9)	(235)
6M GBP LIBOR (S)	Receiving	1.75	(S)	03/20/49	GBP	14,470	(30)	(511)
Federal Funds Effective Rate (A)	Receiving	2.00	(A)	12/15/47		7,600	(46)	790
Federal Funds Effective Rate (A)	Receiving	2.43	(A)	12/20/47		1,300	(8)	20
Federal Funds Effective Rate (A)	Receiving	2.50	(A)	12/20/47		4,450	(29)	3
France CPI Excluding Tobacco (A)	Receiving	1.00	(A)	04/15/20	EUR	890	—	(4)
France CPI Excluding Tobacco (A)	Receiving	1.16	(A)	08/15/20	EUR	410	—	(5)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/PIMCO Real Return Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
France CPI Excluding Tobacco (A)	Receiving	1.35	(A)	06/15/21	EUR	3,700	—	(53)
France CPI Excluding Tobacco (A)	Paying	1.35	(A)	01/15/23	EUR	5,830	1	108
France CPI Excluding Tobacco (A)	Paying	1.58	(A)	01/15/28	EUR	2,390	—	90
France CPI Excluding Tobacco (A)	Paying	1.61	(A)	02/15/28	EUR	1,470	—	62
France CPI Excluding Tobacco (A)	Paying	1.59	(A)	02/15/28	EUR	10,090	1	404
France CPI Excluding Tobacco (A)	Paying	1.62	(A)	07/15/28	EUR	6,910	1	290
France CPI Excluding Tobacco (A)	Paying	1.91	(A)	01/15/38	EUR	1,830	—	144
HICP (A)	Receiving	1.71	(A)	03/15/33	EUR	1,600	—	(59)
HICP (A)	Paying	1.54	(A)	06/15/23	EUR	8,290	—	158
HICP (A)	Paying	1.54	(A)	03/15/28	EUR	2,700	—	62
HICP (A)	Paying	1.62	(A)	05/15/28	EUR	4,660	—	146
HICP (A)	Paying	1.81	(A)	11/15/38	EUR	2,300	—	96
HICP (A)	Paying	1.80	(A)	11/15/38	EUR	2,660	—	104
HICP (A)	Paying	1.95	(A)	03/15/48	EUR	1,600	—	89
HICP (A)	Paying	1.95	(A)	11/15/48	EUR	900	—	51
HICP (A)	Paying	1.95	(A)	11/15/48	EUR	1,520	—	83
U.K. Retail Price Index (A)	Receiving	3.59	(A)	10/15/46	GBP	1,850	(35)	61
U.K. Retail Price Index (A)	Receiving	3.43	(A)	03/15/47	GBP	7,110	(133)	(78)
U.K. Retail Price Index (A)	Paying	3.51	(A)	09/15/28	GBP	3,400	14	(22)
U.K. Retail Price Index (A)	Paying	3.60	(A)	11/15/28	GBP	1,680	7	11
U.K. Retail Price Index (A)	Paying	3.59	(A)	11/15/28	GBP	3,220	14	20
U.K. Retail Price Index (A)	Paying	3.63	(A)	12/15/28	GBP	3,300	14	39
U.K. Retail Price Index (A)	Paying	3.19	(A)	04/15/30	GBP	1,240	6	17
U.K. Retail Price Index (A)	Paying	3.35	(A)	05/15/30	GBP	9,400	48	(177)
U.K. Retail Price Index (A)	Paying	3.40	(A)	06/15/30	GBP	14,100	72	(173)
U.K. Retail Price Index (A)	Paying	3.33	(A)	08/15/30	GBP	9,200	47	(133)
U.K. Retail Price Index (A)	Paying	3.30	(A)	12/15/30	GBP	3,500	18	44
U.K. Retail Price Index (A)	Paying	3.14	(A)	04/15/31	GBP	6,600	35	83
U.K. Retail Price Index (A)	Paying	3.10	(A)	06/15/31	GBP	7,200	39	26
U.K. Retail Price Index (A)	Paying	3.53	(A)	10/15/31	GBP	7,950	45	(190)
U.K. Retail Price Index (A)	Paying	3.47	(A)	09/15/32	GBP	8,300	51	(153)
U.K. Retail Price Index (A)	Paying	3.50	(A)	09/15/33	GBP	720	5	(16)
U.K. Retail Price Index (A)	Paying	3.58	(A)	10/15/33	GBP	1,130	8	7
US CPURNSA (A)	Receiving	2.07	(A)	03/23/19		5,380	—	(31)
US CPURNSA (A)	Receiving	1.98	(A)	04/10/19		10,760	—	(77)
US CPURNSA (A)	Receiving	1.93	(A)	05/08/19		5,760	(1)	(51)
US CPURNSA (A)	Receiving	2.17	(A)	07/15/20		10,300	8	(109)
US CPURNSA (A)	Receiving	2.03	(A)	11/23/20		6,700	2	(44)
US CPURNSA (A)	Receiving	2.02	(A)	11/25/20		6,300	2	(41)
US CPURNSA (A)	Receiving	1.55	(A)	07/26/21		4,500	(1)	(79)
US CPURNSA (A)	Receiving	1.60	(A)	09/12/21		3,550	(1)	(62)
US CPURNSA (A)	Receiving	2.07	(A)	07/15/22		3,500	(2)	(32)
US CPURNSA (A)	Receiving	2.50	(A)	07/15/22		20,800	(16)	(306)
US CPURNSA (A)	Receiving	2.21	(A)	02/05/23		19,770	(14)	(374)
US CPURNSA (A)	Receiving	2.22	(A)	04/13/23		1,490	(1)	(33)
US CPURNSA (A)	Receiving	2.26	(A)	04/27/23		11,370	(9)	(281)
US CPURNSA (A)	Receiving	2.26	(A)	05/09/23		3,040	(2)	(74)
US CPURNSA (A)	Receiving	2.28	(A)	05/10/23		4,650	(4)	(117)
US CPURNSA (A)	Paying	1.73	(A)	07/26/26		4,500	7	139
US CPURNSA (A)	Paying	1.80	(A)	09/12/26		3,550	6	111
US CPURNSA (A)	Paying	1.78	(A)	09/15/26		3,100	5	97
US CPURNSA (A)	Paying	2.18	(A)	09/20/27		3,570	7	60
US CPURNSA (A)	Paying	2.15	(A)	09/25/27		3,500	7	48
US CPURNSA (A)	Paying	2.16	(A)	10/17/27		7,900	15	116
US CPURNSA (A)	Paying	2.34	(A)	02/05/28		10,040	21	345
US CPURNSA (A)	Paying	2.35	(A)	05/09/28		3,040	7	123
US CPURNSA (A)	Paying	2.36	(A)	05/09/28		4,570	10	188
US CPURNSA (A)	Paying	2.36	(A)	05/10/28		4,650	10	193
US CPURNSA (A)	Paying	2.37	(A)	06/06/28		8,700	19	354
US CPURNSA (A)	Paying	2.38	(A)	07/09/28		7,900	17	337
							(49)	4,547

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/PIMCO Real Return Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CDX.NA.HY.31 (Q)	5.00	12/20/23	10,400	(207)	(8)	524
iTraxx Europe Series 26 (Q)	1.00	12/20/21	10,800	(191)	(6)	(9)
iTraxx Europe Series 28 (Q)	1.00	12/20/22	7,200	(106)	(5)	94
				(504)	(19)	609
Credit default swap agreements - sell protection[4]
Daimler AG (Q)	1.00	12/20/20	(660)	8	—	(1)
Deutsche Bank AG (Q)	1.00	12/20/19	(300)	(2)	—	1
General Electric Co. (Q)	1.00	12/20/20	(400)	(5)	—	6
General Electric Co. (Q)	1.00	12/20/23	(700)	(32)	—	8
				(31)	—	14

JNL/PIMCO Real Return Fund — Exchange Traded Futures Options
Reference Entity	Purchased (Written) Contracts[1]	Exercise Price		Expiration	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Interest Options
Euro-Bund	231	EUR	148.00	02/22/19	—	—
Euro-OAT	450	EUR	165.00	02/22/19	—	—
Euro-Schatz	130	EUR	113.90	02/22/19	—	—
					—	—

JNL/PIMCO Real Return Fund — Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Exchange Traded Futures Options
10-Year U.S. Treasury Note Future, Expiration March 2019	Put	110.50	02/22/19	248	—
2-Year U.S. Treasury Note Future, Expiration March 2019	Put	103.75	02/22/19	25	—
5-Year U.S. Treasury Note Future, Expiration March 2019	Put	106.50	02/22/19	220	—
U.S. Treasury Long Bond Future, Expiration March 2019	Call	180.00	02/22/19	8	—
U.S. Treasury Long Bond Future, Expiration March 2019	Call	183.00	02/22/19	90	—
U.S. Treasury Long Bond Future, Expiration March 2019	Call	171.00	02/22/19	594	9
U.S. Treasury Long Bond Future, Expiration March 2019	Call	174.00	02/22/19	33	—
Ultra Long Term U.S. Treasury Bond Future, Expiration March 2019	Call	195.00	02/22/19	7	—
					9

JNL/PIMCO Real Return Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Credit Default Swaptions[10]
CDX.IG.31, 12/20/23	BNP	Put	1.75	01/16/19	35,600,000	—
CDX.IG.31, 12/20/23	BOA	Put	1.90	02/20/19	27,500,000	2
						2

JNL/PIMCO Real Return Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Exchange Traded Future Options
5-Year U.S. Treasury Note Future, Expiration March 2019	Call	113.50	01/25/19	133	(163)
U.S. Treasury Long Bond Future, Expiration March 2019	Put	141.00	01/25/19	45	(4)
					(167)

JNL/PIMCO Real Return Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]	Value ($)
Credit Default Swaptions[10]
CDX.IG.31, 12/20/23	BNP	Put	1.00	02/20/19	3,800,000	(8)
CDX.IG.31, 12/20/23	BOA	Put	0.90	01/16/19	6,400,000	(11)
CDX.IG.31, 12/20/23	BOA	Put	0.85	01/16/19	4,700,000	(13)
CDX.IG.31, 12/20/23	BOA	Put	1.10	02/20/19	2,300,000	(3)
CDX.IG.31, 12/20/23	BOA	Put	0.95	02/20/19	4,500,000	(12)
CDX.IG.31, 12/20/23	BOA	Put	1.20	03/20/19	6,800,000	(11)
CDX.IG.31, 12/20/23	BOA	Put	1.00	03/20/19	4,500,000	(15)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/PIMCO Real Return Fund — OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]	Value ($)
CDX.IG.31, 12/20/23	CGM	Put	0.95	01/16/19	3,700,000	(4)
CDX.IG.31, 12/20/23	CGM	Put	1.00	01/16/19	17,100,000	(10)
CDX.IG.31, 12/20/23	CGM	Put	0.95	02/20/19	7,400,000	(20)
CDX.IG.31, 12/20/23	CGM	Put	1.05	02/20/19	2,800,000	(5)
CDX.IG.31, 12/20/23	CGM	Put	1.10	02/20/19	2,200,000	(3)
CDX.IG.31, 12/20/23	CGM	Put	1.20	03/20/19	4,600,000	(8)
CDX.IG.31, 12/20/23	CGM	Put	1.10	03/20/19	3,800,000	(9)
CDX.IG.31, 12/20/23	CGM	Put	1.05	03/20/19	4,100,000	(11)
CDX.IG.31, 12/20/23	JPM	Put	1.20	03/20/19	3,400,000	(6)
CDX.IG.31, 12/20/23	MSC	Put	0.90	01/16/19	3,700,000	(6)
CDX.IG.31, 12/20/23	MSC	Put	1.10	02/20/19	4,500,000	(6)
						(161)
Inflation - Capped/Floor Options
Cap - CPURNSA Index	JPM	Call	4.00	04/22/24	19,400,000	(2)
Cap - CPURNSA Index	JPM	Call	4.00	05/16/24	1,700,000	—
Floor - CPURNSA Index	CIT	Call	0.00	09/29/20	3,100,000	—
Floor - CPURNSA Index	JPM	Call	0.00	03/24/20	21,100,000	(8)
Floor - CPURNSA Index	JPM	Call	0.00	10/02/20	8,600,000	(6)
						(16)
Spread Options
Spread between 10-year and 2-year ICE Swap Rates	MSC	Call	0.00	01/00/00	156,100,000	(73)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
ARS/USD	BNP	01/11/19	ARS	30,149	791	14
AUD/USD	ANZ	01/11/19	AUD	3,000	2,114	(20)
BRL/USD	DUB	01/03/19	BRL	30,425	7,850	(53)
BRL/USD	JPM	01/03/19	BRL	127,457	32,886	261
BRL/USD	MSC	01/03/19	BRL	30,900	7,973	(238)
BRL/USD	MSC	01/03/19	BRL	39,740	10,253	81
BRL/USD	SCB	01/03/19	BRL	41,000	10,579	78
BRL/USD	BOA	02/04/19	BRL	29,611	7,625	85
CNY/USD	CIT	04/15/19	CNY	30,778	4,485	27
COP/USD	CIT	02/19/19	COP	13,691,019	4,206	(119)
EUR/USD	JPM	01/11/19	EUR	5,691	6,525	42
GBP/USD	JPM	01/11/19	GBP	1,100	1,403	22
GBP/USD	SCB	01/11/19	GBP	1,094	1,396	10
IDR/USD	DUB	03/20/19	IDR	41,443,830	2,858	39
JPY/USD	UBS	01/11/19	JPY	694,293	6,339	210
MXN/USD	CIT	01/25/19	MXN	17,123	869	(22)
RUB/USD	CIT	01/30/19	RUB	247,731	3,557	(181)
USD/ARS	BOA	01/16/19	ARS	(36,963)	(963)	(55)
USD/AUD	CIT	01/11/19	AUD	(32,596)	(22,973)	906
USD/AUD	SCB	01/11/19	AUD	(2,906)	(2,048)	24
USD/AUD	CIT	02/25/19	AUD	(2,600)	(1,834)	55
USD/AUD	ANZ	07/03/19	AUD	(3,000)	(2,120)	20
USD/BRL	BNP	01/03/19	BRL	(80,739)	(20,832)	947
USD/BRL	BOA	01/03/19	BRL	(29,611)	(7,640)	(92)
USD/BRL	CIT	01/03/19	BRL	(4,339)	(1,120)	(8)
USD/BRL	CIT	01/03/19	BRL	(22,397)	(5,779)	112
USD/BRL	JPM	01/03/19	BRL	(94,347)	(24,343)	1,064
USD/BRL	SCB	01/03/19	BRL	(38,089)	(9,828)	403
USD/BRL	DUB	02/04/19	BRL	(30,424)	(7,834)	53
USD/BRL	JPM	04/02/19	BRL	(30,040)	(7,700)	(79)
USD/CAD	SCB	01/02/19	CAD	(22,800)	(16,716)	558
USD/CAD	CIT	01/03/19	CAD	(900)	(660)	19
USD/CAD	UBS	01/03/19	CAD	(900)	(660)	20
USD/CAD	UBS	01/04/19	CAD	(300)	(220)	7
USD/CAD	CIT	01/08/19	CAD	(1,900)	(1,393)	40
USD/CAD	BOA	01/11/19	CAD	(12,416)	(9,105)	219
USD/CAD	CIT	02/15/19	CAD	(5,010)	(3,677)	114
USD/CHF	JPM	02/15/19	CHF	(124)	(127)	(2)
USD/CNY	CSI	04/15/19	CNY	(31,085)	(4,530)	(100)
USD/EUR	BOA	01/11/19	EUR	(37,808)	(43,344)	(180)
USD/EUR	CIT	01/11/19	EUR	(533)	(611)	(3)
USD/GBP	JPM	01/11/19	GBP	(2,229)	(2,844)	(27)
USD/GBP	SCB	01/11/19	GBP	(46,620)	(59,482)	125
USD/GBP	UBS	01/11/19	GBP	(2,125)	(2,711)	10
USD/JPY	ANZ	01/11/19	JPY	(59,300)	(541)	(14)
USD/JPY	ANZ	02/04/19	JPY	(1,840,000)	(16,831)	(495)
USD/JPY	MSC	02/04/19	JPY	(1,840,000)	(16,831)	(451)
USD/KRW	CIT	03/20/19	KRW	(4,445,360)	(3,995)	(28)
USD/NZD	SCB	01/11/19	NZD	(18,454)	(12,386)	274
USD/PEN	BNP	02/19/19	PEN	(18,420)	(5,459)	(18)
USD/SGD	UBS	03/20/19	SGD	(2,656)	(1,952)	(7)
USD/TWD	BNP	03/20/19	TWD	(59,096)	(1,935)	(3)
					(209,315)	3,644

JNL/PIMCO Real Return Fund — OTC Interest Rate Swap Agreements
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate[2] (%)		Expiration	Notional [1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
US CPURNSA (A)	Receiving	DUB	2.50	(A)	07/15/22	5,700	129	(717)
US CPURNSA (A)	Receiving	DUB	2.56	(A)	05/08/23	11,800	—	(1,247)
US CPURNSA (A)	Paying	MSC	1.81	(A)	09/20/26	1,400	—	(22)
							129	(1,986)

JNL/PIMCO Real Return Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection[4]
CMBX.NA.AAA.8 (M)	DUB	N/A	0.50	10/17/57	(4,400)	9	(229)	238
CMBX.NA.AAA.8 (M)	MLP	N/A	0.50	10/17/57	(1,000)	2	(70)	72
					(5,400)	11	(299)	310

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/PPM America Floating Rate Income Fund * (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.1%
Other Securities		2,277
Total Non-U.S. Government Agency Asset-Backed Securities (cost $2,277)		2,277
CORPORATE BONDS AND NOTES 1.9%
Communication Services 0.3%
Numericable - SFR SA
7.38%, 05/01/26 (b)	1,490	1,367
Sprint Corp.
7.13%, 06/15/24	624	617
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (b)	500	493
Other Securities		2,448
		4,925
Consumer Discretionary 0.3%
1011778 B.C. Unltd. Liability Co.
5.00%, 10/15/25 (b)	575	529
Other Securities		4,101
		4,630
Consumer Staples 0.1%
Other Securities		2,332
Energy 0.4%
Other Securities		6,314
Financials 0.3%
Altice Financing SA
6.63%, 02/15/23 (b)	500	481
Other Securities		3,707
		4,188
Health Care 0.1%
Valeant Pharmaceuticals International Inc.
5.50%, 03/01/23 (b)	167	153
Other Securities		1,510
		1,663
Industrials 0.1%
Other Securities		1,100
Information Technology 0.0%
Other Securities		750
Materials 0.3%
Hexion Inc.
10.38%, 02/01/22 (b)	1,000	790
Other Securities		4,175
		4,965
Real Estate 0.0%
Other Securities		498
Total Corporate Bonds And Notes (cost $33,489)		31,365
SENIOR LOAN INTERESTS 92.8%
Communication Services 6.1%
CSC Holdings LLC
Incremental Term Loan, 4.75%, (3M LIBOR + 2.25%), 01/31/26 (c)	6,000	5,670
Intelsat Jackson Holdings SA
Term Loan B-3, 6.26%, (3M LIBOR + 3.75%), 11/27/23 (c)	8,768	8,470
Sprint Communications Inc.
1st Lien Term Loan B, 4.88%, (3M LIBOR + 2.50%), 02/01/24 (c)	6,445	6,118
Virgin Media Bristol LLC
Term Loan K, 4.96%, (3M LIBOR + 2.50%), 02/10/26 (c)	6,640	6,274
Other Securities		72,412
		98,944
Consumer Discretionary 21.3%
1011778 B.C. Unltd. Liability Co.
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/15/24 (c)	6,711	6,381
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/15/24 (c)	3,277	3,116
	Shares/Par[1]	Value ($)
Boyd Gaming Corp.
Term Loan B-3, 4.67%, (3M LIBOR + 2.25%), 09/15/23 (c)	5,370	5,162
Caesars Entertainment Operating Co.
Term Loan, 4.34%, (3M LIBOR + 2.00%), 04/03/24 (c)	6,352	6,018
Caesars Resort Collection LLC
1st Lien Term Loan B, 5.09%, (3M LIBOR + 2.75%), 12/23/24 (c)	14,289	13,697
Charter Communications Operating LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/30/25 (c)	9,792	9,365
CityCenter Holdings LLC
Term Loan B, 4.59%, (1M LIBOR + 2.25%), 04/14/24 (c)	7,754	7,325
CSC Holdings LLC
1st Lien Term Loan, 4.71%, (3M LIBOR + 2.25%), 07/15/25 (c)	4,796	4,539
Delta 2 (LUX) SARL
Term Loan, 5.02%, (3M LIBOR + 2.50%), 02/01/24 (c)	7,151	6,746
Numericable Group SA
Term Loan B-11, 5.09%, (3M LIBOR + 2.75%), 07/31/25 (c)	5,107	4,663
Term Loan B-12, 6.14%, (3M LIBOR + 3.69%), 01/31/26 (c)	6,574	6,087
Scientific Games International Inc.
Term Loan B-5, 5.09%, (3M LIBOR + 2.75%), 08/14/24 (c)	1,782	1,668
Term Loan B-5, 5.24%, (3M LIBOR + 2.75%), 08/14/24 (c)	7,447	6,971
Stars Group Holdings BV
Incremental Term Loan, 6.30%, (3M LIBOR + 3.50%), 06/29/25 (c)	684	660
Incremental Term Loan, 6.30%, (3M LIBOR + 3.50%), 06/29/25 (c)	9,102	8,776
Station Casinos LLC
Term Loan B, 4.85%, (3M LIBOR + 2.50%), 05/24/23 (c)	8,859	8,486
William Morris Endeavor Entertainment LLC
1st Lien Term Loan, 5.28%, (3M LIBOR + 2.75%), 05/11/25 (c)	655	600
1st Lien Term Loan, 5.28%, (3M LIBOR + 2.75%), 05/11/25 (c)	7,170	6,569
Other Securities		240,448
		347,277
Consumer Staples 4.1%
Other Securities		67,663
Energy 2.0%
Other Securities		33,388
Financials 10.0%
Acrisure LLC
Term Loan B, 6.77%, (3M LIBOR + 4.25%), 11/22/23 (c)	6,993	6,762
Altice Financing SA
Term Loan B, 5.17%, (3M LIBOR + 2.75%), 07/31/25 (c)	7	6
Term Loan B, 5.22%, (3M LIBOR + 2.75%), 07/31/25 (c)	2,574	2,429
1st Lien Term Loan, 5.22%, (3M LIBOR + 2.75%), 01/06/26 (c)	1,204	1,109
Altice France SA
Term Loan B-13, 6.46%, (3M LIBOR + 4.00%), 07/13/26 (c)	1,240	1,169
Asurion LLC
Term Loan B-4, 5.34%, (3M LIBOR + 3.00%), 08/04/22 (c)	7,603	7,288
Term Loan B-6, 5.34%, (3M LIBOR + 3.00%), 11/03/23 (c)	3,458	3,307
2nd Lien Term Loan, 9.02%, (3M LIBOR + 6.50%), 08/04/25 (c)	750	740
Crown Finance US Inc.
Term Loan, 4.84%, (3M LIBOR + 2.50%), 02/05/25 (c)	9,726	9,175
Level 3 Financing Inc.
Term Loan B, 4.75%, (3M LIBOR + 2.25%), 02/16/24 (c)	12,750	12,081

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Unitymedia Finance LLC
Term Loan E, 4.46%, (3M LIBOR + 2.00%), 05/24/23 (c)	2,900	2,808
Term Loan B, 4.71%, (3M LIBOR + 2.25%), 09/30/25 (c)	2,880	2,776
Other Securities		112,703
		162,353
Health Care 13.2%
Amneal Pharmaceuticals LLC
Term Loan B, 5.87%, (3M LIBOR + 3.50%), 03/26/25 (c)	8,903	8,421
Catalent Pharma Solutions Inc.
Term Loan B, 4.59%, (1M LIBOR + 2.25%), 05/08/21 (c)	3,549	3,438
Change Healthcare Holdings Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 (c)	3,819	3,614
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 (c)	2,024	1,915
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 (c)	2,486	2,353
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/03/24 (c)	6,175	5,843
DJO Finance LLC
Term Loan, 5.59%, (3M LIBOR + 3.25%), 06/27/20 (c)	2,834	2,793
Term Loan, 5.65%, (3M LIBOR + 3.25%), 06/27/20 (c)	2,842	2,801
Envision Healthcare Corp.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/27/25 (c)	10,974	10,202
Global Medical Response Inc.
Term Loan B-1, 5.68%, (3M LIBOR + 3.25%), 04/28/22 (c)	7,111	6,624
Jaguar Holding Co. II
Term Loan, 4.84%, (3M LIBOR + 2.50%), 08/18/22 (c)	10,223	9,686
MPH Acquisition Holdings LLC
Term Loan B, 5.55%, (3M LIBOR + 2.75%), 06/07/23 (c)	11,211	10,594
Ortho-Clinical Diagnostics SA
Term Loan B, 5.76%, (3M LIBOR + 3.25%), 06/01/25 (c)	2,716	2,513
Term Loan B, 5.76%, (3M LIBOR + 3.25%), 06/01/25 (c)	4,094	3,788
Term Loan B, 6.06%, (3M LIBOR + 3.25%), 06/01/25 (c)	1,115	1,031
Term Loan B, 6.06%, (3M LIBOR + 3.25%), 06/01/25 (c)	740	684
Parexel International Corp.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 08/06/24 (c)	8,317	7,496
Team Health Holdings Inc.
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 01/12/24 (c)	8,449	7,531
Valeant Pharmaceuticals International Inc.
Term Loan B, 5.38%, (3M LIBOR + 3.00%), 05/19/25 (c)	9,847	9,385
Other Securities		114,843
		215,555
Industrials 11.5%
American Airlines Inc.
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/28/23 (c)	1,764	1,674
Incremental Term Loan, 4.46%, (3M LIBOR + 2.00%), 12/14/23 (c)	2,813	2,669
Term Loan B, 4.26%, (3M LIBOR + 1.75%), 06/11/25 (c)	2,802	2,616
Gardner Denver Inc.
Term Loan B, 5.09%, (1M LIBOR + 2.75%), 07/30/24 (c)	4,301	4,144
Gates Global LLC
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 04/01/24 (c)	7,481	7,090
Navistar Financial Corp.
Term Loan B, 6.13%, (1M LIBOR + 3.75%), 07/25/25 (c)	3,267	3,120
	Shares/Par[1]	Value ($)
Navistar International Corp.
1st Lien Term Loan B, 5.89%, (3M LIBOR + 3.50%), 11/01/24 (c)	4,119	3,964
Prime Security Services Borrower LLC
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 05/02/22 (c)	1,280	1,217
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 05/02/22 (c)	10,568	10,050
Rexnord LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 08/21/24 (c)	4,911	4,751
Tempo Acquisition LLC
Term Loan, 5.34%, (3M LIBOR + 3.00%), 04/20/24 (c)	9,104	8,694
Titan Acquisition Ltd.
Term Loan B, 5.52%, (3M LIBOR + 3.00%), 03/16/25 (c)	7,295	6,654
TransDigm Inc.
Term Loan G, 4.84%, (3M LIBOR + 2.50%), 08/22/24 (c)	5,538	5,215
Term Loan E, 4.84%, (3M LIBOR + 2.50%), 05/14/25 (c)	4,005	3,770
USI Inc.
Term Loan, 5.39%, (3M LIBOR + 3.00%), 05/16/24 (c)	7,071	6,655
USIC Holdings Inc.
Term Loan B, 5.77%, (3M LIBOR + 3.25%), 12/09/23 (c)	3,122	2,958
Other Securities		111,679
		186,920
Information Technology 13.0%
Almonde Inc.
1st Lien Term Loan, 6.30%, (3M LIBOR + 3.50%), 04/26/24 (c)	1,490	1,384
1st Lien Term Loan, 6.30%, (3M LIBOR + 3.50%), 04/26/24 (c)	1,356	1,260
1st Lien Term Loan, 6.30%, (3M LIBOR + 3.50%), 04/26/24 (c)	7,298	6,782
2nd Lien Term Loan, 10.05%, (3M LIBOR + 7.25%), 04/27/25 (c)	1,940	1,781
Ancestry.com Operations Inc.
1st Lien Term Loan, 5.60%, (1M LIBOR + 3.25%), 10/19/23 (c)	7,623	7,270
Dell International LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 09/07/23 (c)	13,038	12,506
First Data Corp.
Term Loan, 4.50%, (1M LIBOR + 2.00%), 07/08/22 (c)	614	589
Term Loan, 4.50%, (1M LIBOR + 2.00%), 04/26/24 (c)	14,310	13,637
Rackspace Hosting Inc.
Incremental 1st Lien Term Loan, 5.58%, (1M LIBOR + 3.00%), 11/03/23 (c)	8,565	7,537
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (c)	9,163	8,705
SS&C Technologies Holdings Europe SARL
Term Loan B-4, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (c)	3,024	2,847
SS&C Technologies Inc.
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (c)	7,978	7,511
Other Securities		140,177
		211,986
Materials 9.2%
BOYD Corp.
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 08/15/25 (c)	3,800	3,569
BWAY Holding Co.
Term Loan B, 5.66%, (3M LIBOR + 3.25%), 04/03/24 (c)	8,658	8,124
Quikrete Holdings Inc.
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 11/03/23 (c)	9,202	8,748

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Reynolds Group Holdings Inc.
Term Loan, 5.09%, (3M LIBOR + 2.75%), 02/05/23 (c)	10,252	9,739
Term Loan, 5.09%, (3M LIBOR + 2.75%), 02/05/23 (c)	257	244
Term Loan, 5.09%, (3M LIBOR + 2.75%), 02/05/23 (c)	1,789	1,699
Univar Inc.
Term Loan B, 4.59%, (3M LIBOR + 2.25%), 07/01/24 (c)	7,672	7,323
Other Securities		111,182
		150,628
Real Estate 1.2%
Capital Automotive LP
1st Lien Term Loan, 4.85%, (1M LIBOR + 2.50%), 03/21/24 (c)	6,734	6,454
2nd Lien Term Loan, 8.52%, (3M LIBOR + 6.00%), 03/21/25 (c)	4,087	4,023
Other Securities		9,894
		20,371
Utilities 1.2%
Calpine Construction Finance Co. LP
Term Loan B, 4.84%, (3M LIBOR + 2.50%), 01/15/25 (c)	3,202	3,021
Calpine Corp.
Term Loan B-5, 4.89%, (3M LIBOR + 2.50%), 05/23/22 (c)	4,454	4,223
Term Loan B-6, 4.89%, (3M LIBOR + 2.50%), 01/15/23 (c)	776	737
Other Securities		11,248
		19,229
Total Senior Loan Interests (cost $1,603,257)		1,514,314
OTHER EQUITY INTERESTS 0.0%
Other Securities		39
Total Other Equity Interests (cost $17)		39
COMMON STOCKS 0.3%
Consumer Discretionary 0.0%
Caesars Entertainment Corp. (d)	27	187
Energy 0.1%
Other Securities		1,287
Financials 0.2%
Other Securities		2,556
Total Common Stocks (cost $6,680)		4,030
	Shares/Par[1]	Value ($)
WARRANTS 0.0%
Other Securities		45
Total Warrants (cost $0)		45
INVESTMENT COMPANIES 0.1%
Other Securities		1,236
Total Investment Companies (cost $1,352)		1,236
SHORT TERM INVESTMENTS 2.4%
Investment Companies 2.4%
JNL Government Money Market Fund - Institutional Class, 2.31% (e) (f)	38,886	38,886
Total Short Term Investments (cost $38,886)		38,886
Total Investments 97.6% (cost $1,685,958)		1,592,192
Other Derivative Instruments (0.0)%		(41)
Other Assets and Liabilities, Net 2.4%		39,440
Total Net Assets 100.0%		1,631,591

(a) The Fund had an unfunded commitment at December 31, 2018. See Unfunded Commitments in the Schedules of Investments.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $21,169 and 1.3%, respectively.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) Non-income producing security.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Unfunded Commitments

	Unfunded Commitment ($)	Appreciation/ (Depreciation) ($)

GlobalLogic Holdings Inc. – Delayed Draw Term Loan	316	(15)
Mavis Tire Express Services Corp. – Delayed Draw Term Loan‡	493	(18)
	809	(33)

‡ Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

JNL/PPM America Floating Rate Income Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Note, 10-Year	(57)	March 2019	(6,808)	(22)	(147)
U.S. Treasury Note, 5-Year	(72)	March 2019	(8,133)	(18)	(125)
Ultra 10-Year U.S. Treasury Note	(1)	March 2019	(127)	(1)	(3)
				(41)	(275)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/PPM America High Yield Bond Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.7%
Other Securities		12,956
Total Non-U.S. Government Agency Asset-Backed Securities (cost $12,881)		12,956
CORPORATE BONDS AND NOTES 84.8%
Communication Services 15.3%
CCO Holdings LLC
5.13%, 02/15/23	5,000	4,875
5.13%, 05/01/23 (a)	3,000	2,925
5.38%, 05/01/25 (a)	8,000	7,673
5.13%, 05/01/27 (a)	18,000	16,755
5.88%, 05/01/27 (a)	6,000	5,839
CenturyLink Inc.
7.50%, 04/01/24 (b)	1,979	1,918
5.63%, 04/01/25	10,000	8,811
DISH DBS Corp.
5.13%, 05/01/20	3,000	2,979
5.00%, 03/15/23 (b)	7,000	5,765
7.75%, 07/01/26 (b)	3,000	2,482
Frontier Communications Corp.
11.00%, 09/15/25 (b)	9,000	5,608
8.50%, 04/01/26 (a)	3,502	3,065
7.88%, 01/15/27	2,000	980
9.00%, 08/15/31 (b)	3,000	1,612
Intelsat Jackson Holdings SA
8.50%, 10/15/24 (a)	11,800	11,387
Level 3 Communications Inc.
5.75%, 12/01/22	5,000	4,912
Live Nation Entertainment Inc.
5.38%, 06/15/22 (a)	2,425	2,407
4.88%, 11/01/24 (a)	7,042	6,699
5.63%, 03/15/26 (a)	2,753	2,691
Neptune Finco Corp.
10.88%, 10/15/25 (a)	5,044	5,661
Netflix Inc.
5.75%, 03/01/24 (b)	2,000	2,030
5.88%, 11/15/28 (a) (b)	8,000	7,786
6.38%, 05/15/29 (a)	8,866	8,798
Numericable - SFR SA
7.38%, 05/01/26 (a)	9,589	8,795
Numericable Group SA
6.25%, 05/15/24 (a)	3,000	2,795
Sirius XM Radio Inc.
5.38%, 07/15/26 (a) (b)	9,000	8,502
5.00%, 08/01/27 (a)	4,000	3,653
Sprint Capital Corp.
6.88%, 11/15/28	6,000	5,672
Sprint Corp.
7.13%, 06/15/24	15,000	14,842
7.63%, 02/15/25	3,000	3,028
Sprint Nextel Corp.
7.00%, 03/01/20 (a)	4,000	4,105
6.00%, 11/15/22	4,000	3,930
T-Mobile USA Inc.
4.00%, 04/15/22	2,000	1,946
6.50%, 01/15/24	5,000	5,113
6.00%, 04/15/24	2,000	2,001
5.13%, 04/15/25	5,000	4,837
5.38%, 04/15/27	2,000	1,944
4.75%, 02/01/28 (b)	3,001	2,764
Other Securities		100,061
		297,646
Consumer Discretionary 12.9%
Altice SA
7.63%, 02/15/25 (a)	6,000	4,500
Gibson Brands Inc.
0.00%, 08/01/18 (a) (b) (c) (d)	12,000	9,961
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	10,222	9,672
Hilton Worldwide Finance LLC
4.88%, 04/01/27	3,267	3,068
	Shares/Par[1]	Value ($)
National Football League Inc.
3.31%, 10/05/27 (e) (f)	3,200	3,088
3.38%, 10/05/27 (e) (f)	1,800	1,746
National Football League Reciprocal Trust
3.96%, 10/05/28 (e) (f)	11,800	11,920
Sands China Ltd.
5.13%, 08/08/25 (a) (g)	4,901	4,851
5.40%, 08/08/28 (a) (g)	7,461	7,203
Scientific Games International Inc.
10.00%, 12/01/22	3,000	3,040
5.00%, 10/15/25 (a)	11,919	10,680
Other Securities		180,644
		250,373
Consumer Staples 4.2%
BAT Capital Corp.
4.39%, 08/15/37	8,000	6,560
4.54%, 08/15/47	8,000	6,388
JBS Investments GmbH
7.25%, 04/03/24 (a) (b)	10,250	10,399
JBS Investments II GmbH
7.00%, 01/15/26 (a)	4,963	4,889
JBS USA Lux SA
6.75%, 02/15/28 (a)	3,613	3,529
Pilgrim's Pride Corp.
5.88%, 09/30/27 (a)	5,594	5,100
Other Securities		44,181
		81,046
Energy 13.0%
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	7,065	7,041
5.13%, 06/30/27	13,170	12,416
Cheniere Energy Partners LP
5.25%, 10/01/25	7,000	6,520
5.63%, 10/01/26 (a)	3,352	3,154
Energy Transfer LP
4.25%, 03/15/23	4,397	4,239
5.50%, 06/01/27	5,493	5,366
Transocean Inc.
7.50%, 01/15/26 (a) (b)	3,713	3,264
7.50%, 04/15/31 (b)	13,899	10,582
Transocean Proteus Ltd.
6.25%, 12/01/24 (a)	9,600	9,280
Other Securities		189,478
		251,340
Financials 10.9%
Acrisure LLC
7.00%, 11/15/25 (a)	9,655	8,213
Ally Financial Inc.
4.25%, 04/15/21	3,000	2,941
4.63%, 05/19/22	5,000	4,922
5.75%, 11/20/25 (b)	5,000	4,974
Altice Financing SA
6.63%, 02/15/23 (a)	8,000	7,699
Dell EMC
5.88%, 06/15/21 (a)	4,272	4,276
7.13%, 06/15/24 (a)	6,728	6,847
Hexion US Finance Corp.
6.63%, 04/15/20	5,000	3,992
Icahn Enterprises LP
6.38%, 12/15/25	11,956	11,575
Intelsat Connect Finance SA
9.50%, 02/15/23 (a) (b)	5,504	4,737
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (h)	5,000	4,953
Level 3 Financing Inc.
5.13%, 05/01/23	3,000	2,895
5.38%, 01/15/24	5,000	4,766
5.25%, 03/15/26	8,000	7,427
Navient Corp.
6.75%, 06/15/26	4,383	3,638
Nordic Aviation Capital A/S
4.61%, 02/22/23 (e) (f)	4,000	3,830
4.84%, 02/22/25 (e) (f)	4,000	3,732
5.02%, 02/22/28 (e) (f)	4,000	3,590

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SLM Corp.
5.50%, 01/25/23	10,433	9,147
Other Securities		107,972
		212,126
Health Care 10.3%
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (a)	1,029	968
Centene Corp.
4.75%, 05/15/22	2,278	2,261
6.13%, 02/15/24	6,184	6,340
4.75%, 01/15/25	3,146	3,008
Centene Escrow I Corp.
5.38%, 06/01/26 (a)	7,487	7,312
HCA Inc.
4.25%, 10/15/19	2,142	2,140
6.50%, 02/15/20	1,858	1,904
5.00%, 03/15/24	6,131	6,079
5.38%, 02/01/25	4,869	4,772
5.25%, 06/15/26	12,012	11,897
5.38%, 09/01/26 (b)	2,694	2,620
4.50%, 02/15/27	8,000	7,583
5.63%, 09/01/28	2,774	2,684
5.50%, 06/15/47	3,871	3,679
Lifepoint Health Inc.
9.75%, 12/01/26 (a) (b)	8,000	7,620
Tenet Healthcare Corp.
4.50%, 04/01/21	4,800	4,699
8.13%, 04/01/22	6,116	6,125
6.75%, 06/15/23 (b)	6,000	5,633
5.13%, 05/01/25 (b)	8,000	7,466
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (a)	975	980
5.50%, 03/01/23 (a)	2,542	2,321
5.88%, 05/15/23 (a)	1,953	1,802
7.00%, 03/15/24 (a)	2,924	2,962
6.13%, 04/15/25 (a)	20,907	18,172
5.50%, 11/01/25 (a)	5,014	4,686
WellCare Health Plans Inc.
5.25%, 04/01/25	10,174	9,795
5.38%, 08/15/26 (a)	2,073	2,005
Other Securities		62,532
		200,045
Industrials 4.7%
Ashtead Capital Inc.
4.13%, 08/15/25 (a)	3,386	3,103
5.25%, 08/01/26 (a)	4,955	4,785
4.38%, 08/15/27 (a)	3,805	3,427
Bombardier Inc.
5.75%, 03/15/22 (a)	2,000	1,875
6.00%, 10/15/22 (a) (b)	4,000	3,751
6.13%, 01/15/23 (a)	1,872	1,754
7.50%, 03/15/25 (a) (b)	7,000	6,597
Prime Security Services Borrower LLC
9.25%, 05/15/23 (a)	4,225	4,356
Tempo Acquisition LLC
6.75%, 06/01/25 (a)	3,642	3,430
United Rentals North America Inc.
4.88%, 01/15/28	16,008	14,053
Other Securities		43,812
		90,943
Information Technology 2.6%
Other Securities		50,386
Materials 7.9%
Anglo American Capital Plc
4.13%, 09/27/22 (a)	4,601	4,567
4.88%, 05/14/25 (a)	1,399	1,375
4.75%, 04/10/27 (a)	3,000	2,863
4.50%, 03/15/28 (a)	6,807	6,347
BWAY Holding Co.
5.50%, 04/15/24 (a)	5,000	4,708
7.25%, 04/15/25 (a) (b)	7,000	6,301
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (a)	5,379	5,110
	Shares/Par[1]	Value ($)
5.13%, 03/15/23 (a) (b)	5,551	5,254
5.13%, 05/15/24 (a) (b)	4,233	3,926
Freeport-McMoRan Inc.
3.10%, 03/15/20	8,000	7,820
3.88%, 03/15/23	4,000	3,692
4.55%, 11/14/24	8,335	7,730
5.40%, 11/14/34	8,000	6,342
Hexion Inc.
10.38%, 02/01/22 (a)	2,300	1,818
Other Securities		86,300
		154,153
Real Estate 1.6%
Other Securities		31,063
Utilities 1.4%
AES Corp.
5.50%, 04/15/25	11,041	10,989
5.13%, 09/01/27 (b)	6,000	5,798
Other Securities		10,045
		26,832
Total Corporate Bonds And Notes (cost $1,798,767)		1,645,953
SENIOR LOAN INTERESTS 5.1%
Communication Services 0.5%
Frontier Communications Corp.
Term Loan B-1, 6.10%, (3M LIBOR + 3.75%), 05/31/24 (i)	4,630	4,285
Other Securities		5,128
		9,413
Consumer Discretionary 1.6%
Bass Pro Group LLC
Term Loan B, 7.52%, (3M LIBOR + 5.00%), 11/15/23 (i)	11,830	11,292
Gibson Brands Inc.
Term Loan, 0.00%, (1M PRIME + 8.00%), 06/30/19 (e) (i) (j)	316	379
Term Loan, 11.32%, (1M LIBOR + 9.00%), 06/30/19 (e) (i)	942	1,130
DIP Term Loan, 11.34%, (1M LIBOR + 9.00%), 06/30/19 (e) (i)	1,921	2,305
Other Securities		16,182
		31,288
Consumer Staples 0.3%
Other Securities		5,489
Energy 0.6%
Other Securities		12,725
Financials 0.2%
Acrisure LLC
Term Loan B, 6.77%, (3M LIBOR + 4.25%), 11/22/23 (i)	3,255	3,147
Health Care 1.3%
Other Securities		25,484
Information Technology 0.4%
Other Securities		7,125
Materials 0.2%
Other Securities		4,262
Total Senior Loan Interests (cost $103,969)		98,933
GOVERNMENT AND AGENCY OBLIGATIONS 0.7%
U.S. Treasury Securities 0.7%
U.S. Treasury Bond
2.88%, 11/15/46	2,000	1,950
U.S. Treasury Note
1.25%, 05/31/19	8,000	7,959
1.50%, 08/15/26	4,000	3,690
Total Government And Agency Obligations (cost $13,854)		13,599
PREFERRED STOCKS 0.1%
Financials 0.1%
Other Securities		2,428
Total Preferred Stocks (cost $2,500)		2,428
OTHER EQUITY INTERESTS 0.0%
T-Mobile USA Inc. Escrow (c) (e)	3,001	—
T-Mobile USA Inc. Escrow (c) (e) (k)	5,000	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
T-Mobile USA Inc. Escrow (c) (e) (k)	2,000	—
T-Mobile USA Inc. Escrow (c) (e) (k)	2,000	—
T-Mobile USA Inc. Escrow (c) (e) (k)	5,000	—
T-Mobile USA Inc. Escrow (c) (e) (k)	2,000	—
Other Securities		—
Total Other Equity Interests (cost $0)		—
COMMON STOCKS 3.7%
Communication Services 0.1%
DISH Network Corp. - Class A (c)	80	1,998
Consumer Discretionary 0.8%
Other Securities		16,065
Consumer Staples 0.2%
Other Securities		4,336
Energy 0.7%
Energy Transfer Equity LP	144	1,902
Transocean Ltd. (c)	169	1,175
Other Securities		10,509
		13,586
Financials 0.5%
JPMorgan Chase & Co.	90	8,786
Health Care 0.2%
Bausch Health Cos. Inc. (c)	200	3,694
Industrials 0.1%
Other Securities		2,728
Information Technology 0.1%
Other Securities		2,572
Materials 0.8%
Freeport-McMoRan Inc. - Class B	270	2,784
Other Securities		11,680
		14,464
Real Estate 0.2%
Other Securities		2,744
Total Common Stocks (cost $95,402)		70,973
INVESTMENT COMPANIES 1.7%
SPDR Barclays High Yield Bond ETF	611	20,535
Other Securities		13,463
Total Investment Companies (cost $39,248)		33,998
SHORT TERM INVESTMENTS 12.5%
Investment Companies 1.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (l) (m)	30,703	30,703
	Shares/Par[1]	Value ($)
Securities Lending Collateral 10.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (l) (m)	212,561	212,561
Total Short Term Investments (cost $243,264)		243,264
Total Investments 109.3% (cost $2,309,885)		2,122,104
Other Derivative Instruments (0.0)%		(396)
Other Assets and Liabilities, Net (9.3)%		(180,414)
Total Net Assets 100.0%		1,941,294

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $940,296 and 48.4%, respectively.

(b) All or portion of the security was on loan.

(c) Non-income producing security.

(d) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.0% of the Fund’s net assets.

(e) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(g) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(h) Perpetual security. Next contractual call date presented, if applicable.

(i) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(j) This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(k) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(l) Investment in affiliate.

(m) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
High Ridge Brands Co., 8.88%, 03/15/25	03/20/17	3,003	1,313	0.1

JNL/PPM America High Yield Bond Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Long Bond	(142)	March 2019	(19,865)	(67)	(867)
U.S. Treasury Note, 10-Year	(292)	March 2019	(34,876)	(114)	(753)
U.S. Treasury Note, 5-Year	(109)	March 2019	(12,317)	(27)	(184)
Ultra 10-Year U.S. Treasury Note	(361)	March 2019	(45,624)	(169)	(1,334)
Ultra Long Term U.S. Treasury Bond	(32)	March 2019	(4,877)	(19)	(264)
				(396)	(3,402)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/PPM America Mid Cap Value Fund
COMMON STOCKS 99.3%
Communication Services 2.7%
Meredith Corp. (a)	168	8,726
Viacom Inc. - Class B	202	5,184
		13,910
Consumer Discretionary 17.1%
American Axle & Manufacturing Holdings Inc. (b)	1,210	13,429
Best Buy Co. Inc.	114	6,053
Foot Locker Inc.	166	8,831
Helen of Troy Ltd. (b)	86	11,281
Macy's Inc.	307	9,154
Newell Brands Inc.	485	9,024
Penske Automotive Group Inc.	207	8,330
Royal Caribbean Cruises Ltd.	140	13,691
Tupperware Brands Corp.	275	8,682
		88,475
Consumer Staples 4.5%
Campbell Soup Co. (a)	313	10,313
Ingredion Inc.	145	13,253
		23,566
Energy 8.4%
Apache Corp.	163	4,292
Diamond Offshore Drilling Inc. (a) (b)	507	4,786
Helix Energy Solutions Group Inc. (b)	745	4,030
National Oilwell Varco Inc.	175	4,498
Patterson-UTI Energy Inc.	607	6,282
PBF Energy Inc. - Class A	380	12,415
Superior Energy Services Inc. (b)	2,075	6,951
		43,254
Financials 23.1%
Allstate Corp.	131	10,800
American Financial Group Inc.	144	13,045
Bank OZK	498	11,362
Hartford Financial Services Group Inc.	319	14,184
Huntington Bancshares Inc.	1,040	12,397
Janus Henderson Group Plc	615	12,743
Lincoln National Corp.	241	12,350
Reinsurance Group of America Inc.	101	14,233
Sterling Bancorp	333	5,498
TCF Financial Corp.	677	13,195
		119,807
Health Care 6.3%
Cigna Corp.	53	10,123
Magellan Health Services Inc. (b)	172	9,785
McKesson Corp.	116	12,815
		32,723
Industrials 10.8%
Delta Air Lines Inc.	198	9,895
Kennametal Inc.	373	12,400
Spirit Aerosystems Holdings Inc. - Class A	181	13,077
Terex Corp.	422	11,629
Textron Inc.	194	8,917
		55,918
Information Technology 10.1%
Avnet Inc.	340	12,274
Belden Inc.	272	11,361
CACI International Inc. - Class A (b)	42	6,035
Leidos Holdings Inc.	144	7,602
Semtech Corp. (b)	203	9,321
Teradyne Inc.	175	5,501
		52,094
Materials 8.8%
Allegheny Technologies Inc. (a) (b)	240	5,225
Berry Global Group Inc. (b)	162	7,690
Huntsman Corp.	432	8,326
Nucor Corp.	103	5,316
Reliance Steel & Aluminum Co.	164	11,651
Steel Dynamics Inc.	252	7,570
		45,778
	Shares/Par[1]	Value ($)
Real Estate 1.5%
Regency Centers Corp.	131	7,681
Utilities 6.0%
AES Corp.	734	10,621
Edison International	136	7,732
PNM Resources Inc.	306	12,561
		30,914
Total Common Stocks (cost $573,949)		514,120
SHORT TERM INVESTMENTS 3.5%
Investment Companies 0.4%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	2,123	2,123
Securities Lending Collateral 3.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	15,735	15,735
Total Short Term Investments (cost $17,858)		17,858
Total Investments 102.8% (cost $591,807)		531,978
Other Assets and Liabilities, Net (2.8)%		(14,245)
Total Net Assets 100.0%		517,733

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/PPM America Small Cap Value Fund
COMMON STOCKS 99.4%
Communication Services 2.7%
Meredith Corp. (a)	296	15,400
Consumer Discretionary 14.3%
American Axle & Manufacturing Holdings Inc. (b)	1,360	15,096
Helen of Troy Ltd. (b)	109	14,233
Penske Automotive Group Inc.	369	14,882
Skechers U.S.A. Inc. - Class A (b)	630	14,421
Tower International Inc.	535	12,733
Tupperware Brands Corp.	327	10,320
		81,685
Consumer Staples 2.6%
Cott Corp.	667	9,299
Ingredion Inc.	64	5,850
		15,149
Energy 8.9%
Diamond Offshore Drilling Inc. (a) (b)	725	6,844
Helix Energy Solutions Group Inc. (b)	1,910	10,333
Patterson-UTI Energy Inc.	881	9,118
PBF Energy Inc. - Class A	436	14,244
Superior Energy Services Inc. (b)	3,170	10,620
		51,159
Financials 19.8%
Axos Financial Inc. (b)	541	13,622
Banc of California Inc.	1,050	13,976
FCB Financial Holdings Inc. - Class A (b)	420	14,094
Independent Bank Corp.	200	14,097
Janus Henderson Group Plc	574	11,893
Reinsurance Group of America Inc.	42	5,890
Renasant Corp.	475	14,345
Sterling Bancorp	649	10,722
TCF Financial Corp.	755	14,713
		113,352
Health Care 6.6%
Hill-Rom Holdings Inc.	66	5,844
Integer Holdings Corp. (b)	152	11,553
Magellan Health Services Inc. (b)	258	14,661
Owens & Minor Inc.	900	5,697
		37,755
Industrials 18.2%
Aerojet Rocketdyne Holdings Inc. (b)	249	8,762
Apogee Enterprises Inc.	358	10,686
Esterline Technologies Corp. (b)	62	7,493
GATX Corp.	188	13,312
Kennametal Inc.	420	13,978
SkyWest Inc.	313	13,910
Steelcase Inc. - Class A	641	9,513
Terex Corp.	528	14,557
Triumph Group Inc.	1,075	12,363
		104,574
Information Technology 17.0%
Belden Inc.	325	13,575
Benchmark Electronics Inc.	428	9,057
CACI International Inc. - Class A (b)	98	14,086
CSG Systems International Inc.	270	8,578
Electronics for Imaging Inc. (b)	264	6,552
Photronics Inc. (b)	618	5,983
Semtech Corp. (b)	250	11,481
SYNNEX Corp.	124	9,984
Teradyne Inc.	224	7,029
Verint Systems Inc. (b)	267	11,297
		97,622
Materials 5.0%
Allegheny Technologies Inc. (a) (b)	531	11,564
Olin Corp.	560	11,262
Reliance Steel & Aluminum Co.	80	5,715
		28,541
Real Estate 2.1%
Kite Realty Group Trust	854	12,033
	Shares/Par[1]	Value ($)
Utilities 2.2%
PNM Resources Inc.	300	12,327
Total Common Stocks (cost $680,968)		569,597
SHORT TERM INVESTMENTS 2.2%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	2,055	2,055
Securities Lending Collateral 1.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	10,701	10,701
Total Short Term Investments (cost $12,756)		12,756
Total Investments 101.6% (cost $693,724)		582,353
Other Assets and Liabilities, Net (1.6)%		(9,176)
Total Net Assets 100.0%		573,177

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/PPM America Total Return Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.0%
American Airlines Pass-Through Trust
Series 2013-B-2, 5.60%, 07/15/20 (a)	1,704	1,713
Series 2013-A-2, 4.95%, 01/15/23	1,119	1,137
Series 2016-AA-2, 3.20%, 06/15/28	2,776	2,590
American Express Credit Account Master Trust
Series 2014-A-1, 2.83%, (1M USD LIBOR + 0.37%), 05/15/19 (b)	832	833
American Tower Trust I
Series 2013-A-2, 3.07%, 03/15/23 (a)	6,596	6,464
Aventura Mall Trust
Series 2013-A-AVM, REMIC, 3.74%, 12/07/20 (a) (b)	5,060	5,101
Bank of The West Auto Trust
Series 2017-A2-1, 1.78%, 02/15/21 (a)	1,361	1,356
Series 2017-A3-1, 2.11%, 01/15/23 (a)	3,171	3,133
Capital One Multi-Asset Execution Trust
Series 2016-A1-A1, 2.91%, (1M USD LIBOR + 0.45%), 04/15/19 (b)	5,714	5,719
Chrysler Capital Auto Receivables Trust
Series 2016-A3-BA, 1.64%, 07/15/21 (a)	1,242	1,237
Citibank Credit Card Issuance Trust
Series 2017-A9-A9, 1.80%, 09/20/19	3,000	2,976
Citigroup Mortgage Loan Trust Inc.
Series 2014-A1-J1, REMIC, 3.50%, 08/25/23 (a)	1,743	1,719
CSMC Trust
Series 2017-A1-HL1, REMIC, 3.50%, 06/25/47 (a) (b)	4,131	4,052
Series 2017-A3-HL2, 3.50%, 10/25/47 (a) (b)	2,539	2,485
Freddie Mac Multifamily Aggregation Risk Transfer
Series 2017-A-KT01, REMIC, 2.82%, (1M USD LIBOR + 0.32%), 02/25/20 (b)	4,645	4,635
GM Financial Automobile Leasing Trust
Series 2017-A3-1, 2.06%, 05/20/20	4,490	4,475
Series 2017-A3-3, 2.01%, 11/20/20	2,328	2,312
GM Financial Consumer Automobile Receivables Trust
Series 2018-A1-3, 2.37%, 07/16/19	476	476
GS Mortgage Securities Trust
Series 2017-B-SLP, REMIC, 3.77%, 10/12/22 (a)	4,077	4,090
JPMorgan Mortgage Trust
Series 2016-2A1-3, REMIC, 3.00%, 10/25/46 (a) (b)	2,383	2,359
Series 2017-A6-6, REMIC, 3.00%, 01/25/48 (a) (b)	2,758	2,727
Kubota Credit Owner Trust
Series 2016-A3-1A, 1.50%, 07/15/20 (a)	1,340	1,332
Series 2018-A2-1A, 2.80%, 02/16/21 (a)	3,230	3,225
Verizon Owner Trust
Series 2016-B-1A, 1.46%, 01/20/21 (a)	440	435
Series 2016-A-2A, 1.68%, 05/20/21 (a)	2,973	2,956
Series 2016-B-2A, 2.15%, 05/20/21 (a)	1,133	1,125
Series 2017-A-2A, 1.92%, 12/20/21 (a)	6,142	6,081
Other Securities		57,353
Total Non-U.S. Government Agency Asset-Backed Securities (cost $135,793)		134,096
CORPORATE BONDS AND NOTES 43.3%
Communication Services 3.2%
AT&T Inc.
3.96%, (3M USD LIBOR + 1.18%), 06/12/24 (b)	3,900	3,783
5.25%, 03/01/37	2,030	1,994
CCO Holdings LLC
5.13%, 05/01/27 (a)	1,439	1,339
Charter Communications Operating LLC
4.91%, 07/23/25	1,902	1,890
5.38%, 04/01/38	2,192	2,023
6.83%, 10/23/55	1,030	1,052
Comcast Corp.
4.15%, 10/15/28	4,354	4,424
4.60%, 10/15/38	3,233	3,268
3.40%, 07/15/46	1,700	1,409
4.95%, 10/15/58	1,926	1,969
	Shares/Par[1]	Value ($)
NBCUniversal Enterprise Inc.
5.25%, (callable at 100 beginning 03/19/21) (a) (c)	1,589	1,610
Netflix Inc.
6.38%, 05/15/29 (a)	4,675	4,639
Other Securities		6,061
		35,461
Consumer Discretionary 1.6%
Sands China Ltd.
5.13%, 08/08/25 (a) (d)	2,451	2,426
5.40%, 08/08/28 (a) (d)	3,730	3,601
Other Securities		12,336
		18,363
Consumer Staples 2.5%
Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (a)	2,988	2,819
4.90%, 02/01/46 (a)	3,778	3,497
BAT Capital Corp.
3.56%, 08/15/27	1,068	948
4.39%, 08/15/37	4,440	3,641
4.54%, 08/15/47	845	675
JBS Investments GmbH
7.25%, 04/03/24 (a)	1,959	1,987
JBS Investments II GmbH
7.00%, 01/15/26 (a)	1,343	1,323
Pilgrim's Pride Corp.
5.88%, 09/30/27 (a) (e)	1,621	1,478
Other Securities		11,290
		27,658
Energy 4.4%
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	1,158	1,154
5.13%, 06/30/27	4,445	4,191
Energy Transfer LP
4.25%, 03/15/23	3,982	3,839
5.50%, 06/01/27	1,077	1,052
Petroleos Mexicanos
2.29%, 02/15/24	1,794	1,703
6.50%, 01/23/29	1,983	1,849
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	1,150	1,206
5.63%, 03/01/25	241	250
4.20%, 03/15/28	3,109	2,966
Other Securities		31,074
		49,284
Financials 16.0%
AerCap Ireland Capital Ltd.
4.63%, 10/30/20	223	225
3.50%, 05/26/22	1,110	1,076
3.65%, 07/21/27	1,724	1,494
American Express Co.
3.70%, 08/03/23	5,275	5,290
Athene Global Funding
4.00%, 01/25/22 (a)	4,205	4,248
3.00%, 07/01/22 (a)	3,098	3,030
Athene Holding Ltd.
4.13%, 01/12/28	2,536	2,298
Bank of America Corp.
6.25%, (callable at 100 beginning 09/05/24) (c)	1,683	1,658
3.55%, 03/05/24	3,100	3,061
4.00%, 01/22/25	1,097	1,071
4.25%, 10/22/26	6,040	5,883
3.25%, 10/21/27	671	620
Capital One Financial Corp.
3.75%, 03/09/27	2,833	2,637
3.80%, 01/31/28	3,677	3,394
Citigroup Inc.
5.90%, (callable at 100 beginning 02/15/23) (c) (e)	2,217	2,062
2.75%, 04/25/22	1,000	969
4.45%, 09/29/27	6,169	5,948
3.89%, 01/10/28 (b)	3,265	3,141
Credit Suisse AG
6.50%, 08/08/23 (a)	5,986	6,249

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
3.63%, 09/09/24	1,000	979
Credit Suisse Group AG
7.50%, (callable at 100 beginning 12/11/23) (a) (c)	2,448	2,497
4.21%, 06/12/24 (a)	2,515	2,496
3.87%, 01/12/29 (a)	1,880	1,750
Enel Finance International NV
4.25%, 09/14/23 (a)	2,900	2,830
Goldman Sachs Group Inc.
2.60%, 12/27/20	1,523	1,494
3.00%, 04/26/22	1,606	1,558
2.91%, 07/24/23	1,190	1,134
4.00%, 03/03/24	1,439	1,418
4.25%, 10/21/25	2,071	1,984
4.22%, 05/01/29	3,635	3,510
6.75%, 10/01/37	1,500	1,701
HSBC Holdings Plc
6.88%, (callable at 100 beginning 06/01/21) (c) (f)	2,500	2,568
3.64%, (3M USD LIBOR + 1.00%), 05/18/24 (b)	2,327	2,266
4.29%, 09/12/26	2,837	2,801
4.38%, 11/23/26	2,260	2,188
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (c)	1,325	1,313
4.02%, 12/05/24	4,584	4,618
2.95%, 10/01/26	2,720	2,508
3.78%, 02/01/28 (b)	1,127	1,092
4.01%, 04/23/29	1,500	1,474
4.20%, 07/23/29	899	897
4.45%, 12/05/29	1,860	1,890
JPMorgan Chase Bank NA
3.22%, 03/01/25	2,128	2,048
3.51%, 01/23/29	1,450	1,373
Morgan Stanley
3.65%, (3M USD LIBOR + 1.18%), 01/20/22 (b)	3,723	3,711
4.88%, 11/01/22	4,381	4,522
4.10%, 05/22/23	1,550	1,555
3.88%, 04/29/24	4,921	4,898
3.63%, 01/20/27	2,307	2,194
Santander UK Group Holdings Plc
4.80%, 11/15/24	5,490	5,445
SAP Ireland US-Financial Services Ltd.
2.82%, 11/15/20 (g) (h)	2,485	2,458
3.18%, 11/15/22 (g) (h)	2,485	2,451
Volkswagen Group of America Finance LLC
4.63%, 11/13/25 (a)	5,700	5,651
Other Securities		41,093
		178,719
Health Care 3.9%
Centene Corp.
4.75%, 05/15/22	1,684	1,671
6.13%, 02/15/24 (e)	192	197
4.75%, 01/15/25	566	541
Centene Escrow I Corp.
5.38%, 06/01/26 (a)	2,708	2,645
CVS Health Corp.
4.30%, 03/25/28	4,500	4,405
4.78%, 03/25/38	2,814	2,711
5.05%, 03/25/48	4,053	3,959
Halfmoon Parent Inc.
4.38%, 10/15/28 (a)	1,550	1,560
4.80%, 08/15/38 (a)	1,550	1,536
4.90%, 12/15/48 (a)	2,676	2,619
Other Securities		21,505
		43,349
Industrials 2.8%
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (c) (h)	11,046	8,505
International Lease Finance Corp.
4.63%, 04/15/21	2,237	2,253
Mexico City Airport Trust
5.50%, 07/31/47 (h) (i)	643	567
	Shares/Par[1]	Value ($)
Other Securities		20,461
		31,786
Information Technology 1.2%
Microsoft Corp.
3.45%, 08/08/36	2,865	2,713
3.95%, 08/08/56	2,355	2,305
NXP BV
4.13%, 06/01/21 (a)	2,601	2,575
4.63%, 06/01/23 (a)	1,293	1,280
5.35%, 03/01/26 (a)	1,499	1,515
Other Securities		3,033
		13,421
Materials 2.8%
Anglo American Capital Plc
3.63%, 09/11/24 (a)	1,250	1,181
4.88%, 05/14/25 (a)	3,035	2,982
4.75%, 04/10/27 (a)	2,539	2,423
4.50%, 03/15/28 (a)	4,084	3,808
CF Industries Inc.
3.40%, 12/01/21 (a)	3,910	3,818
4.50%, 12/01/26 (a)	1,560	1,529
Freeport-McMoRan Inc.
4.55%, 11/14/24	5,261	4,879
5.40%, 11/14/34	1,794	1,422
Other Securities		9,807
		31,849
Real Estate 0.6%
Other Securities		6,546
Utilities 4.3%
AES Corp.
4.00%, 03/15/21	5,165	5,078
Commonwealth Edison Co.
3.75%, 08/15/47	2,149	1,992
Enel SpA
8.75%, 09/24/73 (a) (b)	1,472	1,546
Exelon Corp.
3.50%, 06/01/22 (j)	2,013	1,967
5.10%, 06/15/45	1,756	1,818
FirstEnergy Corp.
3.90%, 07/15/27	4,123	3,995
4.85%, 07/15/47 (d)	1,518	1,519
Oncor Electric Delivery Co. LLC
2.95%, 04/01/25	4,550	4,443
Other Securities		25,623
		47,981
Total Corporate Bonds And Notes (cost $500,384)		484,417
SENIOR LOAN INTERESTS 2.0%
Communication Services 0.4%
Other Securities		4,584
Consumer Discretionary 0.8%
Charter Communications Operating LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/30/25 (b)	1,503	1,437
Other Securities		7,202
		8,639
Consumer Staples 0.3%
JBS USA LLC
Term Loan B, 5.30%, (3M LIBOR + 2.50%), 06/30/24 (b)	3,398	3,262
Other Securities		559
		3,821
Energy 0.1%
Other Securities		1,606
Industrials 0.3%
Other Securities		3,170
Materials 0.1%
Other Securities		1,017
Total Senior Loan Interests (cost $23,606)		22,837

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
GOVERNMENT AND AGENCY OBLIGATIONS 41.3%
Mortgage-Backed Securities 24.0%
Federal Home Loan Mortgage Corp.
2.50%, 08/01/31	1,435	1,404
2.50%, 02/01/32	2,377	2,324
3.00%, 07/01/32	290	289
5.00%, 02/01/38	341	362
5.00%, 03/01/38	354	376
5.00%, 05/01/38	267	283
5.00%, 11/01/41	1,181	1,252
4.50%, 03/01/42	2,788	2,915
3.50%, 04/01/42	614	618
3.50%, 05/01/42	377	379
3.50%, 06/01/42	686	691
3.00%, 08/01/43	927	909
3.50%, 06/01/44	773	776
3.00%, 07/01/45	6,149	6,018
4.00%, 10/01/45	1,995	2,040
3.00%, 01/01/46	931	910
4.00%, 03/01/46	1,842	1,882
4.00%, 06/01/46	1,398	1,429
3.00%, 08/01/46	2,596	2,535
4.00%, 08/01/46	715	731
3.00%, 09/01/46	2,042	1,994
3.00%, 11/01/46	3,263	3,186
3.00%, 11/01/46	4,037	3,943
4.00%, 02/01/47	1,573	1,606
3.00%, 09/01/47	4,655	4,551
3.50%, 10/01/47	1,566	1,566
3.50%, 10/01/47	2,452	2,452
3.50%, 11/01/47	1,090	1,090
3.50%, 11/01/47	9,644	9,642
4.00%, 06/01/48	1,828	1,864
Federal National Mortgage Association
3.00%, 08/01/30	1,073	1,076
3.00%, 09/01/30	948	949
2.50%, 01/01/31	964	946
2.50%, 04/01/31	1,444	1,414
3.00%, 04/01/31	748	748
2.50%, 11/01/31	1,117	1,093
3.00%, 09/01/32	3,278	3,274
3.50%, 01/01/33	2,818	2,856
3.50%, 05/01/33	1,432	1,451
3.50%, 12/01/33	495	502
5.00%, 06/01/35	1,235	1,310
4.50%, 08/01/40	1,579	1,652
4.50%, 08/01/40	2,939	3,075
4.50%, 11/01/40	249	261
4.50%, 03/01/41	2,063	2,157
5.00%, 05/01/42	961	1,019
3.50%, 11/01/42	621	625
3.00%, 01/01/43	683	671
3.00%, 03/01/43	855	840
3.00%, 05/01/43	7,569	7,429
4.50%, 08/01/44	88	92
4.00%, 10/01/44	1,429	1,465
3.08%, (12M USD LIBOR + 1.58%), 04/01/45 (b)	1,746	1,751
3.50%, 12/01/45	3,824	3,834
3.50%, 12/01/45	1,210	1,214
3.50%, 12/01/45	3,487	3,496
3.50%, 01/01/46	2,624	2,630
3.50%, 01/01/46	2,680	2,687
4.00%, 03/01/46	718	734
3.00%, 04/01/46	1,758	1,718
3.50%, 05/01/46	515	516
4.50%, 06/01/46	1,240	1,301
4.50%, 08/01/46	3,028	3,158
3.00%, 11/01/46	4,228	4,130
3.50%, 11/01/46	10,022	10,053
3.50%, 11/01/46	1,915	1,921
3.00%, 01/01/47	2,742	2,678
4.00%, 04/01/47	1,948	1,989
4.00%, 04/01/47	4,930	5,034
4.00%, 05/01/47	3,647	3,724
	Shares/Par[1]	Value ($)
4.50%, 05/01/47	1,171	1,214
4.00%, 08/01/47	13,880	14,173
4.50%, 08/01/47	3,215	3,331
4.00%, 09/01/47	3,408	3,480
4.50%, 09/01/47	723	750
3.50%, 11/01/47	2,046	2,046
3.50%, 01/01/48	1,989	1,991
4.00%, 01/01/48	537	548
4.50%, 05/01/48	2,663	2,759
4.50%, 07/01/48	4,256	4,409
4.00%, 08/01/48	6,963	7,107
4.00%, 08/01/48	1,181	1,204
4.50%, 08/01/48	529	548
Government National Mortgage Association
5.00%, 08/20/41	583	617
3.50%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 1.50%), 05/20/43 (b)	423	433
3.50%, 06/20/43	1,061	1,076
4.00%, 05/20/44	2,301	2,364
3.50%, 04/20/45	2,050	2,073
3.50%, 06/20/45	1,478	1,494
3.00%, 07/20/45	5,076	5,020
3.50%, 02/20/46	1,110	1,119
3.50%, 04/20/46	963	972
3.50%, 08/20/46	4,011	4,046
3.50%, 09/20/46	5,935	5,986
3.50%, 11/20/46	1,408	1,420
3.00%, 12/20/46	4,398	4,337
4.00%, 02/20/47	1,793	1,841
3.50%, 03/20/47	16,091	16,226
4.00%, 04/20/47	3,618	3,713
3.50%, 05/20/47	7,816	7,877
4.00%, 07/20/47	8,129	8,335
3.00%, 08/20/47	1,989	1,961
4.00%, 12/20/47	2,287	2,344
4.50%, 08/20/48	2,399	2,484
4.50%, 09/20/48	1,906	1,974
		268,762
Municipal 0.4%
Other Securities		4,131
Sovereign 0.4%
Mexico Government International Bond
3.75%, 01/11/28	4,916	4,615
U.S. Treasury Securities 16.5%
U.S. Treasury Bond
3.75%, 08/15/41	6,848	7,739
3.13%, 11/15/41	8,720	8,938
2.50%, 02/15/45	8,625	7,826
2.50%, 02/15/46	8,350	7,558
U.S. Treasury Note
1.38%, 04/30/20	2,575	2,536
1.50%, 05/31/20	5,700	5,616
2.00%, 11/15/21	1,031	1,018
2.00%, 02/15/22	16,161	15,936
1.88%, 04/30/22	14,930	14,643
1.63%, 05/31/23	18,000	17,339
2.75%, 02/15/24	21,579	21,815
2.50%, 05/15/24	15,150	15,126
2.88%, 07/31/25	1,846	1,878
2.25%, 11/15/25	34,751	33,991
1.50%, 08/15/26	12,596	11,620
2.25%, 08/15/27	11,707	11,334
		184,913
Total Government And Agency Obligations (cost $469,117)		462,421
SHORT TERM INVESTMENTS 1.6%
Investment Companies 0.8%
JNL Government Money Market Fund - Institutional Class, 2.31% (k) (l)	9,111	9,111

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Securities Lending Collateral 0.8%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (k) (l)	9,316	9,316
Total Short Term Investments (cost $18,427)		18,427
Total Investments 100.2% (cost $1,147,327)		1,122,198
Other Derivative Instruments (0.0)%		(282)
Other Assets and Liabilities, Net (0.2)%		(2,152)
Total Net Assets 100.0%		1,119,764

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $258,647 and 23.1%, respectively.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) Perpetual security. Next contractual call date presented, if applicable.

(d) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(e) All or portion of the security was on loan.

(f) Convertible security.

(g) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(i) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(j) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(k) Investment in affiliate.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Mexico City Airport Trust, 5.50%, 07/31/47	09/14/17	645	567	0.1
Samarco Mineracao SA, 0.00%, 11/01/22	10/31/12	343	261	—
		988	828	0.1

JNL/PPM America Total Return Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Long Bond	413	March 2019	57,531	194	2,767
U.S. Treasury Note, 10-Year	(1,316)	March 2019	(157,205)	(544)	(3,368)
U.S. Treasury Note, 2-Year	(161)	March 2019	(33,974)	(23)	(209)
U.S. Treasury Note, 5-Year	55	March 2019	6,247	14	61
Ultra 10-Year U.S. Treasury Note	160	March 2019	20,159	75	654
Ultra Long Term U.S. Treasury Bond	(3)	March 2019	(468)	(2)	(14)
				(286)	(109)

JNL/PPM America Total Return Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection[4]
CDX.NA.HY.31 (Q)	5.00	12/20/23	(5,450)	109	4	(183)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/PPM America Value Equity Fund
COMMON STOCKS 99.3%
Communication Services 6.4%
AT&T Inc.	161	4,595
Comcast Corp. - Class A	82	2,795
Viacom Inc. - Class B	161	4,138
		11,528
Consumer Discretionary 9.6%
Best Buy Co. Inc.	29	1,531
Foot Locker Inc.	44	2,367
General Motors Co.	139	4,663
Macy's Inc.	74	2,195
Newell Brands Inc.	130	2,417
Royal Caribbean Cruises Ltd.	40	3,960
		17,133
Consumer Staples 5.0%
Altria Group Inc.	71	3,507
Archer-Daniels-Midland Co.	84	3,441
Campbell Soup Co. (a)	63	2,065
		9,013
Energy 9.9%
Apache Corp.	128	3,360
Chevron Corp.	42	4,569
Halliburton Co.	144	3,817
National Oilwell Varco Inc.	82	2,118
Occidental Petroleum Corp.	41	2,517
Patterson-UTI Energy Inc.	138	1,431
		17,812
Financials 25.0%
Allstate Corp.	55	4,586
Bank of America Corp.	160	3,940
Bank OZK	136	3,105
Citigroup Inc.	70	3,644
Goldman Sachs Group Inc.	23	3,859
Hartford Financial Services Group Inc.	109	4,832
Huntington Bancshares Inc.	210	2,503
JPMorgan Chase & Co.	41	4,002
Lincoln National Corp.	86	4,428
Morgan Stanley	102	4,060
PNC Financial Services Group Inc.	20	2,303
Wells Fargo & Co.	77	3,548
		44,810
Health Care 15.5%
AbbVie Inc.	55	5,070
Cigna Corp.	16	3,096
CVS Health Corp.	51	3,341
Gilead Sciences Inc.	72	4,491
McKesson Corp.	34	3,756
Merck & Co. Inc.	41	3,133
Pfizer Inc.	114	4,959
		27,846
Industrials 9.2%
Caterpillar Inc.	38	4,829
Delta Air Lines Inc.	77	3,847
Spirit Aerosystems Holdings Inc. - Class A	49	3,540
Terex Corp.	62	1,698
Textron Inc.	56	2,566
		16,480
Information Technology 12.2%
Alliance Data Systems Corp.	15	2,236
Apple Inc.	12	1,830
Avnet Inc.	92	3,325
Cisco Systems Inc.	80	3,453
Intel Corp.	42	1,971
International Business Machines Corp.	25	2,830
Leidos Holdings Inc.	48	2,531
Microsoft Corp.	37	3,748
		21,924
Materials 3.2%
Berry Global Group Inc. (b)	59	2,814
	Shares/Par[1]	Value ($)
Nucor Corp.	56	2,901
		5,715
Utilities 3.3%
AES Corp.	135	1,959
Edison International	35	1,976
Vistra Energy Corp. (b)	85	1,957
		5,892
Total Common Stocks (cost $185,344)		178,153
SHORT TERM INVESTMENTS 1.4%
Investment Companies 0.5%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	980	980
Securities Lending Collateral 0.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	1,612	1,612
Total Short Term Investments (cost $2,592)		2,592
Total Investments 100.7% (cost $187,936)		180,745
Other Assets and Liabilities, Net (0.7)%		(1,298)
Total Net Assets 100.0%		179,447

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/S&P Competitive Advantage Fund
COMMON STOCKS 99.6%
Communication Services 1.0%
Netflix Inc. (a) (b)	94	25,083
Consumer Discretionary 33.1%
Best Buy Co. Inc. (b)	1,221	64,681
Gap Inc. (b)	2,959	76,215
H&R Block Inc. (b)	2,226	56,475
Lowe's Cos. Inc.	305	28,154
Michael Kors Holdings Ltd. (a)	425	16,119
Nike Inc. - Class B (b)	388	28,775
Nordstrom Inc. (b)	1,577	73,504
O'Reilly Automotive Inc. (a)	112	38,591
Ross Stores Inc. (b)	1,008	83,838
Starbucks Corp.	1,058	68,136
TJX Cos. Inc.	1,821	81,479
Tractor Supply Co.	1,079	90,020
Ulta Beauty Inc. (a) (b)	351	86,077
		792,064
Consumer Staples 7.3%
Campbell Soup Co. (b)	634	20,924
Clorox Co. (b)	602	92,742
Hershey Co. (b)	579	62,053
		175,719
Health Care 5.6%
Align Technology Inc. (a) (b)	127	26,545
Mettler-Toledo International Inc. (a) (b)	143	81,068
Varian Medical Systems Inc. (a)	228	25,791
		133,404
Industrials 19.6%
3M Co.	263	50,041
C.H. Robinson Worldwide Inc. (b)	292	24,594
Delta Air Lines Inc. (b)	509	25,414
Expeditors International of Washington Inc. (b)	1,228	83,636
Fastenal Co.	1,029	53,818
Illinois Tool Works Inc. (b)	433	54,851
JB Hunt Transport Services Inc. (b)	256	23,796
Robert Half International Inc. (b)	1,348	77,082
Rockwell Automation Inc.	339	50,949
Rollins Inc. (b)	687	24,821
		469,002
Information Technology 32.1%
Accenture Plc - Class A	530	74,751
Applied Materials Inc.	1,503	49,195

	Shares/Par[1]	Value ($)
Automatic Data Processing Inc.	646	84,666
Citrix Systems Inc. (b)	540	55,292
F5 Networks Inc. (a) (b)	517	83,819
Intuit Inc.	277	54,568
Lam Research Corp. (b)	365	49,673
Mastercard Inc. - Class A (b)	301	56,756
NetApp Inc. (b)	436	26,013
Nvidia Corp.	289	38,554
Paychex Inc. (b)	1,255	81,783
Seagate Technology (b)	507	19,570
Skyworks Solutions Inc.	247	16,570
Texas Instruments Inc.	820	77,476
		768,686
Materials 0.9%
LyondellBasell Industries NV - Class A (b)	252	20,969
Total Common Stocks (cost $2,341,595)		2,384,927
SHORT TERM INVESTMENTS 5.5%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	6,961	6,961
Securities Lending Collateral 5.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	28,713	28,713
Repurchase Agreement with CGM, 2.91% (Collateralized by various publicly traded equities with a value of $49,500) acquired on 11/29/17, due 04/02/19 at $46,779	45,000	45,000
Repurchase Agreement with MSC, 2.97% (Collateralized by various publicly traded equities with a value of $55,005) acquired on 12/20/18, due 03/22/19 at $50,380	50,000	50,000
		123,713
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	520	518
Total Short Term Investments (cost $131,192)		131,192
Total Investments 105.1% (cost $2,472,787)		2,516,119
Other Derivative Instruments 0.0%		66
Other Assets and Liabilities, Net (5.1)%		(122,791)
Total Net Assets 100.0%		2,393,394

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

JNL/S&P Competitive Advantage Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	85	March 2019	10,817	66	(169)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/S&P Dividend Income & Growth Fund
COMMON STOCKS 99.5%
Communication Services 10.2%
AT&T Inc. (a)	2,920	83,343
CenturyLink Inc. (a)	5,112	77,454
Comcast Corp. - Class A	1,280	43,596
Omnicom Group Inc. (a)	1,383	101,256
Verizon Communications Inc.	1,947	109,453
Walt Disney Co. (a)	433	47,427
		462,529
Consumer Discretionary 7.3%
Harley-Davidson Inc.	3,434	117,166
Leggett & Platt Inc. (a)	3,518	126,098
Target Corp. (a)	1,340	88,548
		331,812
Consumer Staples 9.5%
Altria Group Inc.	2,547	125,772
Coca-Cola Co.	3,245	153,664
Kimberly-Clark Corp. (a)	1,307	148,889
		428,325
Energy 8.8%
Chevron Corp. (a)	430	46,773
Exxon Mobil Corp.	1,900	129,536
Kinder Morgan Inc. (a)	2,878	44,259
ONEOK Inc. (a)	2,441	131,690
Valero Energy Corp. (a)	625	46,870
		399,128
Financials 8.5%
CME Group Inc. (a)	290	54,485
Invesco Ltd. (a)	2,115	35,408
MetLife Inc. (a)	2,157	88,585
People's United Financial Inc. (a)	8,222	118,640
Principal Financial Group Inc. (a)	1,933	85,403
		382,521
Health Care 8.9%
AbbVie Inc. (a)	531	48,928
Amgen Inc. (a)	501	97,519
Cardinal Health Inc.	2,580	115,079
Johnson & Johnson	1,089	140,485
		402,011
Industrials 8.6%
Cummins Inc.	690	92,204
Eaton Corp. Plc	613	42,106
Emerson Electric Co.	676	40,411
PACCAR Inc. (a)	2,220	126,851
United Parcel Service Inc. - Class B (a)	894	87,160
		388,732
Information Technology 8.7%
Cisco Systems Inc.	2,115	91,630
Intel Corp.	975	45,741
	Shares/Par[1]	Value ($)
International Business Machines Corp. (a)	1,058	120,213
Paychex Inc. (a)	695	45,303
QUALCOMM Inc.	742	42,230
Texas Instruments Inc.	499	47,182
		392,299
Materials 9.0%
Air Products & Chemicals Inc. (a)	915	146,514
Linde Plc	635	99,100
LyondellBasell Industries NV - Class A (a)	452	37,590
Nucor Corp. (a)	2,378	123,220
		406,424
Real Estate 10.0%
Kimco Realty Corp. (a)	9,242	135,394
Ventas Inc. (a)	2,632	154,193
Welltower Inc.	2,369	164,452
		454,039
Utilities 10.0%
Consolidated Edison Inc. (a)	1,908	145,903
Duke Energy Corp. (a)	1,829	157,801
Southern Co. (a)	3,334	146,436
		450,140
Total Common Stocks (cost $4,893,175)		4,497,960
SHORT TERM INVESTMENTS 5.0%
Investment Companies 0.0%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	164	164
Securities Lending Collateral 5.0%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (b) (c)	85,300	85,300
Repurchase Agreement with CGM, 2.91% (Collateralized by various publicly traded equities with a value of $99,000) acquired on 11/29/17, due 04/02/19 at $93,557	90,000	90,000
Repurchase Agreement with MSC, 2.97% (Collateralized by various publicly traded equities with a value of $$55,005) acquired on 12/20/18, due 03/22/19 at $50,380	50,000	50,000
		225,300
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (d) (e)	1,035	1,031
Total Short Term Investments (cost $226,495)		226,495
Total Investments 104.5% (cost $5,119,670)		4,724,455
Other Derivative Instruments 0.0%		125
Other Assets and Liabilities, Net (4.5)%		(205,651)
Total Net Assets 100.0%		4,518,929

(a) All or portion of the security was on loan.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) The coupon rate represents the yield to maturity.

JNL/S&P Dividend Income & Growth Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	198	March 2019	25,170	125	(369)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/S&P International 5 Fund *
COMMON STOCKS 99.0%
Australia 12.2%
BHP Group Plc	21	448
CIMIC Group Ltd.	3	106
Other Securities		4,912
		5,466
Belgium 2.0%
Other Securities		883
Canada 8.9%
Barrick Gold Corp. (a)	36	481
CGI Group Inc. - Class A (b)	7	435
Magna International Inc.	7	336
Rogers Communications Inc. - Class B	9	467
Sun Life Financial Inc. (a)	10	329
Other Securities		1,953
		4,001
Denmark 1.4%
Carlsberg A/S - Class B	4	388
Other Securities		225
		613
Finland 0.7%
UPM-Kymmene Oyj	13	329
France 8.3%
Capgemini SA	4	356
Klepierre	11	334
Orange SA	26	428
Schneider Electric SE	5	349
Veolia Environnement	18	375
Vinci SA	4	365
Other Securities		1,539
		3,746
Germany 3.4%
Allianz SE	2	382
Muenchener Rueckversicherungs AG	2	436
Other Securities		694
		1,512
Hong Kong 1.5%
Other Securities		684
Ireland 1.0%
ICON Plc (b)	4	458
Israel 0.2%
Other Securities		81
Italy 5.0%
Assicurazioni Generali SpA	24	398
Poste Italiane SpA	46	373
Snam Rete Gas SpA	99	435
Terna Rete Elettrica Nazionale SpA	71	403
Other Securities		628
		2,237
Japan 24.1%
ITOCHU Corp.	19	323
Japan Airlines Co. Ltd.	10	344
Kansai Electric Power Co. Inc.	26	389
KDDI Corp.	15	354
Lawson Inc.	5	317
Mitsubishi Corp.	13	357
Mitsubishi Heavy Industries Ltd.	9	323
Nippon Telegraph & Telephone Corp.	8	322
Sojitz Corp.	97	336
Sompo Holdings Inc.	9	322
Other Securities		7,413
		10,800
Netherlands 5.3%
Koninklijke KPN NV	141	413
Koninklijke Philips Electronics NV	12	411

	Shares/Par[1]	Value ($)
Royal Dutch Shell Plc - Class A	14	412
Royal Dutch Shell Plc - Class B	14	415
Unilever NV - CVA	8	460
Other Securities		287
		2,398
Norway 1.3%
Telenor ASA	20	383
Other Securities		196
		579
Singapore 1.9%
Other Securities		855
South Africa 0.5%
Other Securities		238
South Korea 0.9%
Other Securities		423
Spain 4.7%
ACS Actividades de Construccion y Servicios SA	9	339
Aena SME SA	2	337
Bankia SA	90	266
Red Electrica Corp. SA	22	503
Repsol SA (a)	26	419
Other Securities		243
		2,107
Sweden 0.6%
Other Securities		288
Switzerland 1.8%
Swisscom AG	1	394
Zurich Insurance Group AG	1	401
		795
United Kingdom 12.9%
Carnival Plc	7	322
International Consolidated Airlines Group SA	54	423
Legal & General Group Plc	122	361
Next Plc	7	334
Relx Plc	22	449
Rio Tinto Plc	8	381
Unilever Plc	9	453
Other Securities		3,087
		5,810
United States of America 0.4%
Other Securities		180
Total Common Stocks (cost $50,885)		44,483
RIGHTS 0.0%
Spain 0.0%
Other Securities		12
Total Rights (cost $12)		12
SHORT TERM INVESTMENTS 2.3%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	150	150
Securities Lending Collateral 1.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	842	842
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	20	20
Total Short Term Investments (cost $1,012)		1,012
Total Investments 101.3% (cost $51,909)		45,507
Other Assets and Liabilities, Net (1.3)%		(597)
Total Net Assets 100.0%		44,910

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/S&P International 5 Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
E-Mini MSCI Emerging EAFE Index	3	March 2019	262	—	(5)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
HKD/USD	MSC	01/03/19	HKD	38	5	—
JPY/USD	MSC	01/08/19	JPY	2,404	22	—
SEK/USD	UBS	01/02/19	SEK	28	3	—
					30	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/S&P Intrinsic Value Fund
COMMON STOCKS 99.2%
Communication Services 7.5%
Comcast Corp. - Class A	1,501	51,120
Discovery Inc. - Class A (a) (b)	1,160	28,700
Omnicom Group Inc.	1,152	84,375
		164,195
Consumer Discretionary 32.2%
Best Buy Co. Inc.	757	40,094
Foot Locker Inc.	1,699	90,390
Ford Motor Co.	2,656	20,318
Gap Inc.	892	22,986
Goodyear Tire & Rubber Co.	2,486	50,739
H&R Block Inc. (b)	1,027	26,044
HanesBrands Inc.	1,453	18,201
Harley-Davidson Inc. (b)	1,963	66,987
Kohl's Corp.	1,209	80,215
Limited Brands Inc.	1,678	43,087
Michael Kors Holdings Ltd. (a)	403	15,280
Pulte Homes Inc.	3,096	80,476
Ralph Lauren Corp. - Class A	735	76,099
Starbucks Corp.	416	26,764
Target Corp.	374	24,697
Wyndham Destinations Inc.	243	8,723
Wyndham Hotels & Resorts Inc.	243	11,042
		702,142
Consumer Staples 8.2%
Campbell Soup Co. (b)	655	21,594
General Mills Inc.	557	21,707
Hershey Co.	291	31,189
Tyson Foods Inc. - Class A	470	25,087
Walgreens Boots Alliance Inc.	1,163	79,494
		179,071
Energy 2.0%
HollyFrontier Corp.	443	22,662
Marathon Petroleum Corp.	355	20,952
		43,614
Health Care 17.4%
AmerisourceBergen Corp.	325	24,161
Amgen Inc.	300	58,375
Cardinal Health Inc.	1,473	65,718
Celgene Corp. (a)	708	45,354
CVS Health Corp.	417	27,293
DaVita Inc. (a)	391	20,135
Gilead Sciences Inc.	772	48,262
McKesson Corp.	639	70,571
Mylan NV (a)	747	20,459
		380,328
Industrials 2.3%
Nielsen Holdings Plc	1,125	26,249
	Shares/Par[1]	Value ($)
Southwest Airlines Co.	507	23,571
		49,820
Information Technology 21.5%
Alliance Data Systems Corp.	122	18,379
Applied Materials Inc.	743	24,322
DXC Technology Co.	761	40,456
HP Inc.	3,598	73,607
International Business Machines Corp.	604	68,627
Juniper Networks Inc.	1,099	29,587
Lam Research Corp.	346	47,060
NetApp Inc.	466	27,803
Seagate Technology (b)	546	21,087
Western Digital Corp.	610	22,557
Western Union Co.	4,449	75,897
Xerox Corp.	1,029	20,328
		469,710
Materials 3.1%
International Paper Co.	600	24,199
LyondellBasell Industries NV - Class A	259	21,544
WestRock Co.	588	22,198
		67,941
Real Estate 3.7%
Kimco Realty Corp.	3,405	49,882
Simon Property Group Inc.	184	30,873
		80,755
Utilities 1.3%
NRG Energy Inc.	721	28,571
Total Common Stocks (cost $2,445,808)		2,166,147
SHORT TERM INVESTMENTS 1.9%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	13,862	13,862
Securities Lending Collateral 1.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	26,377	26,377
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	975	971
Total Short Term Investments (cost $41,210)		41,210
Total Investments 101.1% (cost $2,487,018)		2,207,357
Other Derivative Instruments 0.0%		135
Other Assets and Liabilities, Net (1.1)%		(23,720)
Total Net Assets 100.0%		2,183,772

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

JNL/S&P Intrinsic Value Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	147	March 2019	18,704	135	(291)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/S&P Mid 3 Fund
COMMON STOCKS 99.5%
Communication Services 2.9%
AMC Networks Inc. - Class A (a)	55	3,030
Cable One Inc.	3	2,406
John Wiley & Sons Inc. - Class A	14	671
		6,107
Consumer Discretionary 44.9%
American Eagle Outfitters Inc.	324	6,270
AutoNation Inc. (a)	77	2,734
Bed Bath & Beyond Inc. (b)	225	2,552
Brinker International Inc. (b)	154	6,774
Cheesecake Factory Inc. (b)	121	5,254
Cracker Barrel Old Country Store Inc. (b)	16	2,561
Deckers Outdoor Corp. (a)	51	6,520
Dick's Sporting Goods Inc. (b)	281	8,765
Domino's Pizza Inc.	12	2,880
Dunkin' Brands Group Inc.	48	3,051
Gentex Corp.	276	5,585
Michaels Cos. Inc. (a) (b)	204	2,767
NVR Inc. (a)	1	2,883
Papa John's International Inc. (b)	75	2,994
Sally Beauty Holdings Inc. (a)	190	3,240
Service Corp. International	83	3,327
Six Flags Entertainment Corp.	51	2,859
Texas Roadhouse Inc.	44	2,619
Thor Industries Inc.	100	5,205
Urban Outfitters Inc. (a)	76	2,531
Weight Watchers International Inc. (a)	78	2,992
Williams-Sonoma Inc. (b)	100	5,061
Wyndham Destinations Inc.	172	6,156
		95,580
Consumer Staples 4.9%
Boston Beer Co. Inc. - Class A (a)	10	2,541
Edgewell Personal Care Co. (a)	31	1,168
Nu Skin Enterprises Inc. - Class A	20	1,243
Sprouts Farmers Market Inc. (a)	126	2,959
TreeHouse Foods Inc. (a)	49	2,481
		10,392
Financials 10.7%
American Financial Group Inc.	26	2,333
Evercore Inc. - Class A	115	8,212
Federated Investors Inc. - Class B	88	2,330
Hanover Insurance Group Inc.	11	1,306
Janus Henderson Group Plc	55	1,136
Legg Mason Inc.	110	2,796
Navient Corp.	254	2,240
SEI Investments Co.	54	2,498
		22,851
Health Care 3.4%
Allscripts-Misys Healthcare Solutions Inc. (a)	126	1,211
Exelixis Inc. (a)	143	2,806
Haemonetics Corp. (a)	27	2,701
Prestige Consumer Healthcare Inc. (a)	20	608
		7,326
Industrials 9.3%
Acuity Brands Inc.	23	2,608
AECOM (a)	56	1,484
	Shares/Par[1]	Value ($)
AGCO Corp.	65	3,623
Landstar System Inc.	27	2,546
Lennox International Inc.	16	3,407
MSC Industrial Direct Co. - Class A	29	2,234
Old Dominion Freight Line Inc.	21	2,616
Pitney Bowes Inc.	203	1,200
		19,718
Information Technology 8.8%
CDK Global Inc.	55	2,651
Cirrus Logic Inc. (a)	70	2,333
Cognex Corp.	66	2,551
CommVault Systems Inc. (a)	13	785
Cypress Semiconductor Corp.	279	3,554
j2 Global Inc.	18	1,229
MAXIMUS Inc.	11	738
MKS Instruments Inc.	33	2,123
National Instruments Corp.	38	1,709
NCR Corp. (a)	47	1,089
		18,762
Materials 7.6%
Chemours Co.	181	5,106
Domtar Corp.	41	1,452
Louisiana-Pacific Corp.	127	2,822
Olin Corp.	180	3,627
Steel Dynamics Inc.	110	3,302
		16,309
Real Estate 7.0%
CoreCivic Inc.	79	1,410
EPR Properties	29	1,854
Highwoods Properties Inc.	41	1,594
Hospitality Properties Trust	31	733
Realogy Holdings Corp. (b)	202	2,968
Senior Housing Properties Trust	200	2,343
Tanger Factory Outlet Centers Inc.	161	3,252
Weingarten Realty Investors	29	715
		14,869
Total Common Stocks (cost $247,826)		211,914
SHORT TERM INVESTMENTS 9.8%
Investment Companies 0.4%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	849	849
Securities Lending Collateral 9.4%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	20,069	20,069
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	70	70
Total Short Term Investments (cost $20,988)		20,988
Total Investments 109.3% (cost $268,814)		232,902
Other Derivative Instruments 0.0%		10
Other Assets and Liabilities, Net (9.3)%		(19,868)
Total Net Assets 100.0%		213,044

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

JNL/S&P Mid 3 Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P MidCap 400 E-Mini Index	6	March 2019	1,010	10	(13)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/S&P Total Yield Fund
COMMON STOCKS 98.7%
Communication Services 4.2%
CenturyLink Inc.	1,380	20,901
DISH Network Corp. - Class A (a)	689	17,199
Viacom Inc. - Class B	1,565	40,220
		78,320
Consumer Discretionary 28.6%
Best Buy Co. Inc.	1,004	53,155
Foot Locker Inc.	1,436	76,423
Gap Inc. (b)	780	20,095
H&R Block Inc.	963	24,425
HanesBrands Inc.	1,270	15,920
Kohl's Corp.	718	47,643
Limited Brands Inc.	1,617	41,506
Macy's Inc.	1,515	45,120
Marriott International Inc. - Class A	172	18,725
Newell Brands Inc. (b)	3,059	56,875
Nordstrom Inc. (b)	475	22,144
Pulte Homes Inc.	877	22,798
Tapestry Inc.	594	20,047
Target Corp.	654	43,211
Yum! Brands Inc.	280	25,734
		533,821
Consumer Staples 4.6%
Molson Coors Brewing Co. - Class B	674	37,876
Walgreens Boots Alliance Inc.	710	48,501
		86,377
Financials 13.2%
Ameriprise Financial Inc.	506	52,802
Capital One Financial Corp.	509	38,486
Discover Financial Services	312	18,390
Franklin Resources Inc.	2,081	61,712
Loews Corp.	481	21,902
MetLife Inc.	518	21,269
State Street Corp.	511	32,232
		246,793
Health Care 7.6%
Allergan Plc	127	16,988
Amgen Inc.	233	45,305
Cardinal Health Inc.	887	39,548
CVS Health Corp.	363	23,796
Patterson Cos. Inc. (b)	781	15,356
		140,993
Industrials 9.5%
Alaska Air Group Inc.	378	23,005
American Airlines Group Inc.	601	19,313
Dover Corp. (b)	554	39,314
General Electric Co.	1,889	14,298
	Shares/Par[1]	Value ($)
Harris Corp. (b)	156	21,012
Johnson Controls International Plc	645	19,116
Pentair Plc	560	21,153
Textron Inc.	412	18,941
		176,152
Information Technology 19.9%
Applied Materials Inc.	1,186	38,827
Cisco Systems Inc.	992	42,989
Fidelity National Information Services Inc.	251	25,733
Hewlett Packard Enterprise Co.	1,472	19,449
HP Inc.	1,992	40,750
Juniper Networks Inc. (b)	2,614	70,344
Lam Research Corp.	288	39,200
NetApp Inc.	346	20,639
QUALCOMM Inc.	397	22,589
Western Digital Corp.	892	32,975
Xerox Corp.	859	16,975
		370,470
Materials 8.7%
Ball Corp.	611	28,077
CF Industries Holdings Inc.	1,610	70,043
Sealed Air Corp.	1,817	63,296
		161,416
Real Estate 2.4%
Kimco Realty Corp.	1,415	20,726
Ventas Inc. (b)	406	23,801
		44,527
Total Common Stocks (cost $2,124,245)		1,838,869
SHORT TERM INVESTMENTS 2.3%
Investment Companies 1.1%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	19,588	19,588
Securities Lending Collateral 1.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	21,413	21,413
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	1,340	1,334
Total Short Term Investments (cost $42,335)		42,335
Total Investments 101.0% (cost $2,166,580)		1,881,204
Other Derivative Instruments 0.0%		175
Other Assets and Liabilities, Net (1.0)%		(18,223)
Total Net Assets 100.0%		1,863,156

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

JNL/S&P Total Yield Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	196	March 2019	25,015	175	(464)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Scout Unconstrained Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 13.5%
American Airlines Pass-Through Trust
Series 2013-A-2, 4.95%, 01/15/23	990	1,006
Avis Budget Rental Car Funding AESOP LLC
Series 2014-A-1A, 2.46%, 07/20/19	2,489	2,483
Bank of The West Auto Trust
Series 2017-A2-1, 1.78%, 02/15/21	3,367	3,353
Citigroup Commercial Mortgage Trust
Series 2018-A1-B2, 2.86%, 01/10/23	851	845
COMM Mortgage Trust
Series 2012-ASB-CR4, REMIC, 2.44%, 07/15/22	3,541	3,489
Continental Airlines Inc. Pass-Through Trust
Series 2007-A-1, 5.98%, 10/19/23	205	214
GS Mortgage Securities Trust
Series 2014-A3-GC22, REMIC, 3.52%, 06/11/21	6,647	6,688
Series 2013-AAB-GC14, REMIC, 3.82%, 04/10/23	2,110	2,132
Home Equity Loan Trust
Series 2006-AI3-HSA2, REMIC, 5.55%, 11/25/27 (a)	1,580	804
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-ASB-LC9, REMIC, 2.44%, 08/17/22	3,359	3,301
Northwest Airlines Inc.
Series 2007-A-1, 7.03%, 11/01/19	2,745	2,810
UBS Commercial Mortgage Trust
Series 2018-A1-C11, 3.21%, 04/17/23	2,344	2,343
US Airways Pass-Through Trust
Series 2010-A-1, 6.25%, 04/22/23	1,491	1,552
Series 2012-A-1, 5.90%, 10/01/24	4,405	4,666
Wells Fargo Commercial Mortgage Trust
Series 2013-ASB-LC12, REMIC, 3.93%, 04/17/23 (a)	4,637	4,709
WFRBS Commercial Mortgage Trust
Series 2014-A2-LC14, REMIC, 2.86%, 02/15/19	540	539
Series 2013-A3-C18, REMIC, 3.65%, 11/18/20	3,290	3,307
Series 2014-A3-C21, REMIC, 3.43%, 08/17/21	4,435	4,448
Series 2012-ASB-C10, REMIC, 2.45%, 07/15/22	2,389	2,356
Series 2013-A3-C13, REMIC, 2.75%, 03/17/23	1,735	1,695
Total Non-U.S. Government Agency Asset-Backed Securities (cost $53,581)		52,740
CORPORATE BONDS AND NOTES 23.9%
Consumer Staples 0.8%
Philip Morris International Inc.
2.00%, 02/21/20	3,160	3,120
Energy 0.8%
Energy Transfer Partners LP
4.05%, 03/15/25	3,460	3,280
Financials 17.1%
American Express Co.
2.20%, 10/30/20	3,195	3,136
American Express Credit Corp.
2.60%, 09/14/20	4,045	3,998
Citigroup Inc.
3.44%, (3M USD LIBOR + 0.95%), 07/24/23 (a)	5,655	5,494
Daimler Finance North America LLC
2.30%, 01/06/20 (b)	4,655	4,607
3.10%, 05/04/20 (b)	5,010	4,999
3.35%, 05/04/21 (b)	6,280	6,249
Ford Motor Credit Co. LLC
2.43%, 06/12/20	4,480	4,358
3.81%, 10/12/21	2,520	2,449
General Motors Financial Co. Inc.
3.55%, 04/09/21	3,040	3,001
Goldman Sachs Group Inc.
2.75%, 09/15/20	1,600	1,579
JPMorgan Chase & Co.
2.75%, 06/23/20	1,360	1,352
MassMutual Global Funding II
1.95%, 09/22/20 (b)	3,675	3,601
	Shares/Par[1]	Value ($)
Metropolitan Life Global Funding I
2.64%, (3M USD LIBOR + 0.23%), 01/08/21 (a) (b)	3,365	3,330
Reliance Standard Life Global Funding II
2.50%, 01/15/20 (b)	3,295	3,269
UBS AG
2.45%, 12/01/20 (b)	2,330	2,286
US Bank NA
3.15%, 04/26/21	5,855	5,854
Wells Fargo & Co.
2.55%, 12/07/20	1,817	1,789
3.76%, (3M USD LIBOR + 1.23%), 10/31/23 (a)	5,565	5,541
		66,892
Health Care 3.3%
Becton Dickinson & Co.
2.40%, 06/05/20	3,565	3,509
CVS Health Corp.
3.70%, 03/09/23	2,465	2,438
Halfmoon Parent Inc.
3.20%, 09/17/20 (b) (c)	6,890	6,861
		12,808
Industrials 1.3%
General Dynamics Corp.
2.88%, 05/11/20	5,225	5,223
Materials 0.6%
Sherwin-Williams Co.
2.25%, 05/15/20	2,315	2,279
Total Corporate Bonds And Notes (cost $94,437)		93,602
GOVERNMENT AND AGENCY OBLIGATIONS 52.4%
Commercial Mortgage-Backed Securities 0.4%
Federal Home Loan Mortgage Corp.
Series A2-KP03, REMIC, 1.78%, 07/25/19	1,653	1,644
Mortgage-Backed Securities 3.9%
Federal National Mortgage Association
2.77%, 06/01/23	3,403	3,386
3.03%, 06/01/27	2,025	1,999
3.63%, 07/01/28	2,375	2,418
3.16%, 12/01/31	1,155	1,108
TBA, 3.00%, 01/15/48 (d)	6,365	6,210
		15,121
Treasury Inflation Indexed Securities 14.6%
U.S. Treasury Inflation Indexed Bond
1.00%, 02/15/48 (e)	4,758	4,528
U.S. Treasury Inflation Indexed Note
0.50%, 01/15/28 (e)	4,772	4,557
0.75%, 07/15/28 (e)	48,997	47,971
		57,056
U.S. Treasury Securities 33.5%
U.S. Treasury Note
1.63%, 07/31/19	37,810	37,609
1.25%, 10/31/21	9,500	9,184
2.25%, 02/29/20 - 11/15/27	72,015	69,973
2.75%, 02/28/25 - 02/15/28	14,230	14,374
		131,140
Total Government And Agency Obligations (cost $204,041)		204,961
SHORT TERM INVESTMENTS 10.7%
Commercial Paper 1.3%
Ford Motor Credit Co. LLC
3.06%, 04/15/19 (f)	4,955	4,904
Investment Companies 8.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (g) (h)	33,525	33,525
Securities Lending Collateral 0.8%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (g) (h)	3,280	3,280
Total Short Term Investments (cost $41,716)		41,709
Total Investments 100.5% (cost $393,775)		393,012
Other Derivative Instruments 0.1%		282
Other Assets and Liabilities, Net (0.6)%		(2,393)
Total Net Assets 100.0%		390,901

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $35,202 and 9.0%, respectively.

(c) All or portion of the security was on loan.

(d) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $6,074.

(e) Treasury inflation indexed note, par amount is adjusted for inflation.

(f) The coupon rate represents the yield to maturity.

(g) Investment in affiliate.

(h) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/Scout Unconstrained Bond Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Euro-Bund	(812)	March 2019	EUR	(131,835)	—	(1,088)
U.S. Treasury Note, 10-Year	316	March 2019		37,641	123	916
U.S. Treasury Note, 5-Year	483	March 2019		54,538	121	855
					244	683

JNL/Scout Unconstrained Bond Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection[4]
CDX.NA.HY.31 (Q)	5.00	12/20/23	(39,930)	796	29	(573)
CDX.NA.IG.31 (Q)	1.00	12/20/23	(49,650)	276	9	3
				1,072	38	(570)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Established Growth Fund *
COMMON STOCKS 98.7%
Communication Services 16.9%
Alphabet Inc. - Class A (a)	257	268,868
Alphabet Inc. - Class C (a)	251	259,570
Electronic Arts Inc. (a)	913	72,014
Facebook Inc. - Class A (a)	2,481	325,173
Netflix Inc. (a)	453	121,277
Tencent Holdings Ltd. (b)	4,867	195,169
Walt Disney Co.	1,101	120,711
Other Securities		73,146
		1,435,928
Consumer Discretionary 21.9%
Alibaba Group Holding Ltd. - ADS (a)	1,334	182,797
Amazon.com Inc. (a)	486	729,535
Aptiv Plc	1,186	73,001
Booking Holdings Inc. (a)	99	170,793
Dollar Tree Inc. (a)	934	84,380
McDonald's Corp.	367	65,149
Nike Inc. - Class B	1,282	95,068
Tesla Inc. (a) (c)	380	126,592
Wynn Resorts Ltd.	711	70,314
Other Securities		257,284
		1,854,913
Consumer Staples 1.0%
Philip Morris International Inc.	1,249	83,366
Financials 5.3%
Charles Schwab Corp.	2,494	103,584
Chubb Ltd.	526	67,910
Intercontinental Exchange Inc.	815	61,364
TD Ameritrade Holding Corp.	2,279	111,555
Other Securities		101,163
		445,576
Health Care 15.8%
Alexion Pharmaceuticals Inc. (a)	643	62,604
Anthem Inc.	473	124,171
Becton Dickinson & Co.	739	166,414
Centene Corp. (a)	600	69,207
Cigna Corp.	611	116,064
Intuitive Surgical Inc. (a)	283	135,410
Stryker Corp.	1,021	159,979
UnitedHealth Group Inc.	962	239,772
Vertex Pharmaceuticals Inc. (a)	780	129,307
Other Securities		134,155
		1,337,083
Industrials 8.7%
Boeing Co.	942	303,916
Fortive Corp.	1,197	80,960
Northrop Grumman Systems Corp.	299	73,152
Roper Industries Inc.	318	84,796
TransUnion LLC	1,222	69,382
Other Securities		128,677
		740,883
Information Technology 26.4%
Apple Inc.	396	62,506
Fidelity National Information Services Inc.	694	71,170
Fiserv Inc. (a)	898	66,020
Intuit Inc.	587	115,563
Mastercard Inc. - Class A	1,262	238,055
	Shares/Par[1]	Value ($)
Microsoft Corp.	4,414	448,337
Nvidia Corp.	551	73,612
PayPal Holdings Inc. (a)	1,041	87,501
Red Hat Inc. (a)	672	118,088
Salesforce.com Inc. (a)	829	113,611
Symantec Corp.	5,721	108,091
Visa Inc. - Class A	2,233	294,648
VMware Inc. - Class A	547	75,075
Workday Inc. - Class A (a)	546	87,258
Worldpay Inc. - Class A (a)	1,449	110,756
Other Securities		164,507
		2,234,798
Materials 0.7%
Other Securities		60,448
Real Estate 0.5%
Other Securities		44,106
Utilities 1.5%
Sempra Energy	675	73,032
Other Securities		50,622
		123,654
Total Common Stocks (cost $7,099,742)		8,360,755
PREFERRED STOCKS 0.4%
Consumer Discretionary 0.2%
Other Securities		16,722
Industrials 0.1%
Other Securities		11,548
Real Estate 0.1%
Other Securities		7,085
Total Preferred Stocks (cost $18,542)		35,355
CORPORATE BONDS AND NOTES 0.2%
Consumer Discretionary 0.2%
Other Securities		13,017
Total Corporate Bonds And Notes (cost $17,677)		13,017
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	3,656	3,656
T. Rowe Price Government Reserve Fund, 2.40% (d) (e)	22,990	22,990
		26,646
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (d) (e)	15,292	15,292
Total Short Term Investments (cost $41,938)		41,938
Total Investments 99.8% (cost $7,177,899)		8,451,065
Other Assets and Liabilities, Net 0.2%		16,629
Total Net Assets 100.0%		8,467,694

(a) Non-income producing security.

(b) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c) All or portion of the security was on loan.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Airbnb Inc. - Class E	07/14/15	7,889	8,494	0.1
Airbnb Inc. - Series D	04/16/14	6,792	16,722	0.2
Beijing Xiaoju Kuaizhi Co. Ltd. - Series A-17	10/20/15	6,753	11,548	0.1
WeWork Co. - Series E	06/23/15	4,997	7,085	0.1
WeWork Co. - Class A	06/23/15	198	280	—
		26,629	44,129	0.5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Managed Volatility Balanced Fund *
COMMON STOCKS 57.8%
Communication Services 5.2%
Alphabet Inc. - Class A (a)	2	1,786
Alphabet Inc. - Class C (a)	4	3,989
Comcast Corp. - Class A	36	1,215
Facebook Inc. - Class A (a)	31	4,068
Nippon Telegraph & Telephone Corp.	38	1,548
Tencent Holdings Ltd. (b)	45	1,821
Verizon Communications Inc.	31	1,751
Other Securities		8,397
		24,575
Consumer Discretionary 7.1%
Alibaba Group Holding Ltd. - ADS (a)	17	2,312
Amazon.com Inc. (a)	5	8,105
Booking Holdings Inc. (a)	1	2,239
Toyota Motor Corp.	21	1,236
Other Securities		19,863
		33,755
Consumer Staples 3.4%
Nestle SA	33	2,716
Tyson Foods Inc. - Class A	34	1,819
Unilever Plc	37	1,939
Other Securities		9,962
		16,436
Energy 2.5%
Total SA	31	1,630
Total SA - ADR	26	1,375
Other Securities		8,910
		11,915
Financials 9.0%
Charles Schwab Corp.	37	1,528
Citigroup Inc.	11	589
JPMorgan Chase & Co.	27	2,637
Morgan Stanley	33	1,295
PNC Financial Services Group Inc.	11	1,244
Wells Fargo & Co.	62	2,872
Willis Towers Watson Plc	8	1,255
Other Securities		31,753
		43,173
Health Care 9.5%
Anthem Inc.	6	1,647
Bayer AG	17	1,221
Becton Dickinson & Co.	11	2,471
Cigna Corp.	12	2,301
CVS Health Corp.	14	898
Merck & Co. Inc.	32	2,426
Novartis AG	25	2,103
Pfizer Inc.	93	4,062
Roche Holding AG	7	1,784
Siemens Healthineers AG (a)	8	332
Stryker Corp.	13	1,963
Thermo Fisher Scientific Inc.	8	1,844
UnitedHealth Group Inc.	12	3,042
Other Securities		19,310
		45,404
Industrials 5.8%
Boeing Co.	14	4,401
Northrop Grumman Systems Corp.	6	1,590
Siemens AG	14	1,547
Other Securities		19,936
		27,474
Information Technology 9.1%
Apple Inc.	14	2,171
Cisco Systems Inc.	51	2,216
Mastercard Inc. - Class A	13	2,402
Microsoft Corp.	82	8,308
Salesforce.com Inc. (a)	11	1,527
Visa Inc. - Class A	23	3,060
Other Securities		23,609
		43,293
	Shares/Par[1]	Value ($)
Materials 2.6%
Covestro AG	6	308
Other Securities		12,183
		12,491
Real Estate 1.4%
Other Securities		6,516
Utilities 2.2%
NextEra Energy Inc.	11	1,833
Sempra Energy	14	1,548
Southern Co.	23	1,026
Other Securities		6,074
		10,481
Total Common Stocks (cost $308,689)		275,513
PREFERRED STOCKS 0.2%
Consumer Staples 0.0%
Other Securities		8
Energy 0.0%
Other Securities		79
Health Care 0.1%
Becton Dickinson & Co. - Series A, 6.13%, 05/01/20 (c)	3	147
Industrials 0.0%
Other Securities		96
Materials 0.0%
Other Securities		6
Utilities 0.1%
NextEra Energy Inc., 6.12%, 09/01/19 (c)	5	301
Sempra Energy, 6.75%, 07/15/21 (c)	1	68
Sempra Energy, 6.00%, 01/15/21 (c)	1	133
		502
Total Preferred Stocks (cost $891)		838
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 2.4%
Freddie Mac Structured Agency Credit Risk Debt Note
Series 2018-M1-HQA2, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 10/26/48 (d) (e)	320	319
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-AS-JP2, REMIC, 3.06%, 07/17/26	435	408
Santander Drive Auto Receivables Trust
Series 2018-A3-4, 3.01%, 05/15/20	100	100
Series 2018-A3-5, 3.19%, 06/15/20	360	361
Series 2018-B-4, 3.27%, 01/15/21	200	200
SLIDE Commercial Mortgage Pass-Through Certificates
Series 2018-B-FUN, 3.71%, (1M USD LIBOR + 1.25%), 06/15/21 (d) (e)	407	405
Other Securities		9,641
Total Non-U.S. Government Agency Asset-Backed Securities (cost $11,423)		11,434
CORPORATE BONDS AND NOTES 12.6%
Communication Services 1.3%
NBCUniversal Media LLC
2.88%, 01/15/23	400	392
Tencent Holdings Ltd.
2.99%, 01/19/23 (e)	375	364
Verizon Communications Inc.
5.15%, 09/15/23	625	666
4.27%, 01/15/36	175	164
Other Securities		4,807
		6,393
Consumer Discretionary 1.1%
Alibaba Group Holding Ltd.
4.00%, 12/06/37	375	337
Amazon.com Inc.
5.20%, 12/03/25	350	383
3.88%, 08/22/37	225	219
Priceline Group Inc.
3.60%, 06/01/26	350	336
Other Securities		3,880
		5,155

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Consumer Staples 0.2%
Other Securities		1,170
Energy 0.6%
Other Securities		2,743
Financials 4.9%
Citigroup Inc.
3.40%, 07/23/21	825	826
3.89%, 01/10/28 (d)	175	168
JPMorgan Chase & Co.
3.38%, 05/01/23	475	466
3.63%, 12/01/27	900	837
JPMorgan Chase Bank NA
3.88%, 07/24/38 (d)	425	387
Morgan Stanley
2.80%, 06/16/20	350	347
3.13%, 07/27/26	275	254
3.97%, 07/22/38	475	433
PNC Bank NA
3.50%, 06/08/23	275	276
Santander UK Group Holdings Plc
3.57%, 01/10/23	1,050	1,005
Toyota Motor Credit Corp.
2.95%, 04/13/21	675	674
Wells Fargo & Co.
3.07%, 01/24/23	1,050	1,021
Willis North America Inc.
3.60%, 05/15/24	150	146
4.50%, 09/15/28	195	193
Other Securities		16,286
		23,319
Health Care 1.2%
Anthem Inc.
2.50%, 11/21/20	400	394
Bayer US Finance II LLC
3.50%, 06/25/21 (e)	200	198
Becton Dickinson & Co.
3.70%, 06/06/27	275	260
CVS Health Corp.
3.50%, 07/20/22	475	472
5.05%, 03/25/48	475	464
Other Securities		4,062
		5,850
Industrials 0.8%
Other Securities		3,897
Information Technology 0.8%
Apple Inc.
1.90%, 02/07/20 (f)	425	422
3.20%, 05/11/27	1,150	1,112
Microsoft Corp.
1.85%, 02/06/20	375	372
4.20%, 11/03/35	100	105
Other Securities		1,578
		3,589
Materials 0.6%
Other Securities		2,904
Real Estate 0.5%
Other Securities		2,260
Utilities 0.6%
Alabama Power Co.
3.75%, 03/01/45	150	139
Georgia Power Co.
2.00%, 09/08/20	375	367
Other Securities		2,322
		2,828
Total Corporate Bonds And Notes (cost $61,833)		60,108
SENIOR LOAN INTERESTS 0.1%
Communication Services 0.0%
Other Securities		73
Consumer Discretionary 0.0%
Other Securities		142
	Shares/Par[1]	Value ($)
Health Care 0.1%
Other Securities		195
Information Technology 0.0%
Other Securities		166
Total Senior Loan Interests (cost $620)		576
GOVERNMENT AND AGENCY OBLIGATIONS 16.6%
Collateralized Mortgage Obligations 0.1%
Federal Home Loan Mortgage Corp.
Series 2018-M1-DNA3, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 09/25/48 (d) (e)	395	394
Mortgage-Backed Securities 8.5%
Federal National Mortgage Association
TBA, 2.50%, 01/15/31 (g)	970	948
TBA, 3.00%, 01/15/33 (g)	380	379
3.50%, 05/01/33	633	641
3.00%, 03/01/38	847	838
6.00%, 07/01/41	474	526
4.00%, 03/01/42	2,460	2,533
3.50%, 01/01/44	327	329
5.50%, 05/01/44	1,086	1,170
3.50%, 12/01/45	795	797
4.50%, 09/01/46	708	739
3.00%, 11/01/46	676	660
3.00%, 12/01/46	5,156	5,040
3.50%, 12/01/46	2,806	2,809
4.00%, 08/01/47	1,956	1,997
4.50%, 11/01/47	324	339
TBA, 3.00%, 01/15/48 (g)	520	507
TBA, 4.00%, 01/15/48 (g)	525	535
4.00%, 03/01/48	1,269	1,299
3.50%, 04/01/48	3,971	3,974
4.50%, 05/01/48	686	711
4.50%, 05/01/48	730	764
5.00%, 08/01/48	855	897
Government National Mortgage Association
3.50%, 08/20/42 (g)	514	522
3.50%, 09/20/42 (g)	69	70
4.50%, 07/20/45 (g)	350	365
4.00%, 09/20/45 (g)	340	349
4.50%, 12/20/45 (g)	9	9
TBA, 3.50%, 01/15/46 (g)	100	101
3.00%, 08/20/46	694	685
3.00%, 09/20/46 (g)	2,171	2,142
3.00%, 10/20/46	51	50
3.00%, 11/20/46	20	20
3.00%, 12/20/46	95	94
4.00%, 03/20/47	375	385
3.50%, 05/20/47	104	105
TBA, 4.50%, 01/15/48 (g)	115	119
3.50%, 02/20/48 (g)	905	912
5.00%, 05/20/48	41	43
5.50%, 05/20/48	583	613
5.00%, 06/20/48	48	50
4.50%, 07/20/48	502	520
5.00%, 08/20/48	35	36
4.50%, 09/20/48	491	508
5.00%, 09/20/48	194	202
5.00%, 09/20/48	2,460	2,563
4.00%, 10/20/48	1,409	1,444
4.00%, 11/20/48	55	56
		40,395
Municipal 0.4%
Other Securities		1,766
Sovereign 0.4%
Other Securities		2,069
Treasury Inflation Indexed Securities 0.3%
U.S. Treasury Inflation Indexed Bond
1.00%, 02/15/48 (h)	5	5
U.S. Treasury Inflation Indexed Note
1.25%, 07/15/20 (h)	109	109
0.13%, 04/15/21 (h)	34	33
0.63%, 07/15/21 (h)	118	117

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
0.13%, 04/15/22 (h)	188	182
0.13%, 07/15/22 (h)	77	75
0.63%, 01/15/24 (h)	21	20
0.25%, 01/15/25 (h)	398	381
0.63%, 01/15/26 (h)	250	243
0.38%, 01/15/27 (h)	39	37
0.38%, 07/15/27 (h)	28	27
0.50%, 01/15/28 (h)	59	57
1.75%, 01/15/28 (h)	23	24
2.50%, 01/15/29 (h)	88	101
3.88%, 04/15/29 (h)	29	37
2.13%, 02/15/40 (h)	60	70
2.13%, 02/15/41 (h)	32	38
0.75%, 02/15/42 (h)	12	11
1.38%, 02/15/44 (h)	11	11
0.75%, 02/15/45 (h)	26	23
1.00%, 02/15/46 (h)	101	96
0.88%, 02/15/47 (h)	5	5
		1,702
U.S. Treasury Securities 6.9%
U.S. Treasury Bond
4.50%, 05/15/38 (i)	5,400	6,731
3.00%, 08/15/48	5,729	5,722
U.S. Treasury Note
2.63%, 07/31/20	2,560	2,563
2.63%, 12/15/21	640	643
2.75%, 04/30/23	150	152
2.75%, 07/31/23	11,060	11,178
2.75%, 08/31/23	3,080	3,115
2.88%, 08/15/28	2,800	2,844
3.13%, 11/15/28	37	38
		32,986
Total Government And Agency Obligations (cost $78,752)		79,312
INVESTMENT COMPANIES 0.0%
Other Securities		205
Total Investment Companies (cost $245)		205
SHORT TERM INVESTMENTS 11.1%
Investment Companies 10.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (j) (k)	6,171	6,171
T. Rowe Price Government Reserve Fund, 2.40% (j) (k)	42,805	42,805
		48,976
Securities Lending Collateral 0.8%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (j) (k)	3,685	3,685
	Shares/Par[1]	Value ($)
Treasury Securities 0.0%
U.S. Treasury Bill
2.29%, 01/17/19 (l)	51	51
Total Short Term Investments (cost $52,712)		52,712
Total Investments 100.8% (cost $515,165)		480,698
Total Forward Sales Commitments (0.2)% (proceeds $1,039)		(1,045)
Other Derivative Instruments 0.1%		338
Other Assets and Liabilities, Net (0.7)%		(2,872)
Total Net Assets 100.0%		477,119

(a) Non-income producing security.

(b) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c) Convertible security.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $29,134 and 6.1%, respectively.

(f) All or portion of the security was on loan.

(g) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $6,880.

(h) Treasury inflation indexed note, par amount is adjusted for inflation.

(i) All or a portion of the security is pledged or segregated as collateral.

(j) Investment in affiliate.

(k) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(l) The coupon rate represents the yield to maturity.

	Shares/Par[1]	Value ($)
FORWARD SALES COMMITMENTS (0.2%)
GOVERNMENT AND AGENCY OBLIGATIONS (0.2%)
Mortgage-Backed Securities (0.2%)
Federal National Mortgage Association
TBA, 3.50%, 01/15/47 (a)	(1,045)	(1,045)
Total Government And Agency Obligations (proceeds $1,039)		(1,045)
Total Forward Sales Commitments (0.2%) (proceeds $1,039)		(1,045)

(a) All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2018, the total proceeds for investments sold on a delayed delivery basis was $1,039.

Summary of Investments by Country^	Total Long Term Investments
Australia	1.7%
Austria	0.1
Belgium	0.2
Bermuda	0.1
Brazil	0.1
Canada	2.0
Cayman Islands	0.2
China	1.7
Denmark	0.4
Finland	0.1
France	2.5
Germany	2.0

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Summary of Investments by Country^	Total Long Term Investments
Ghana	—
Hong Kong	0.4
India	0.1
Ireland	0.7
Italy	0.6
Jamaica	—
Japan	4.7
Jersey	—
Luxembourg	0.1
Mexico	0.2
Netherlands	1.5
Norway	0.5
Peru	—
Portugal	—
Singapore	0.4
South Korea	0.4
Spain	0.1
Sweden	0.7
Switzerland	2.1
Taiwan	0.4
United Kingdom	4.2
United States of America	71.8
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Long Term Investments in Affiliates

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/T. Rowe Price Managed Volatility Balanced Fund
JNL Multi-Manager Small Cap Growth Fund - Class I	9,127	2,598	13,148	—	2,043	(620)	—	—
JNL/DoubleLine Core Fixed Income Fund - Class I	8,793	7,965	16,729	—	(4)	(25)	—	—
JNL/Franklin Templeton Mutual Shares Fund - Class I	6,888	2,136	9,149	—	301	(176)	—	—
JNL/Goldman Sachs Core Plus Bond Fund - Class I	10,256	9,380	19,461	—	(183)	8	—	—
JNL/Invesco International Growth Fund - Class I	22,879	7,643	28,995	—	(774)	(753)	—	—
JNL/Invesco Small Cap Growth Fund - Class I	9,139	2,697	12,733	—	1,580	(683)	—	—
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	11,696	10,725	22,335	—	(86)	—	—	—
JNL/Mellon Capital Bond Index Fund - Class I	11,717	10,734	22,268	—	(163)	(20)	—	—
JNL/Mellon Capital Consumer Discretionary Sector Fund - Class I	6,961	2,097	9,796	—	1,365	(627)	—	—
JNL/Mellon Capital Emerging Markets Index Fund - Class I	11,519	4,149	14,809	—	(286)	(573)	—	—
JNL/Mellon Capital Healthcare Sector Fund - Class I	9,053	2,740	12,638	—	1,011	(166)	—	—
JNL/Mellon Capital JNL 5 Fund - Class I	6,957	2,043	9,138	—	595	(457)	—	—
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class I	11,458	3,468	15,413	—	1,328	(841)	—	—
JNL/Neuberger Berman Strategic Income Fund - Class I	5,897	5,238	11,114	—	32	(53)	—	—
JNL/PIMCO Real Return Fund - Class I	5,880	5,307	11,196	—	50	(41)	—	—
JNL/S&P Competitive Advantage Fund - Class I	11,745	3,483	16,095	—	2,306	(1,439)	—	—
JNL/S&P Dividend Income & Growth Fund - Class I	13,883	4,048	18,150	—	1,092	(873)	—	—
JNL/S&P Intrinsic Value Fund - Class I	11,738	3,731	16,259	—	1,868	(1,078)	—	—
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	6,851	2,029	9,381	—	836	(335)	—	—
	192,437	92,211	288,807	—	12,911	(8,752)	—	—

JNL/T. Rowe Price Managed Volatility Balanced Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
E-Mini MSCI Emerging EAFE Index	289	March 2019	25,594	11	(798)
S&P 500 E-Mini Index	410	March 2019	54,321	394	(2,964)
U.S. Treasury Long Bond	(22)	March 2019	(3,062)	(10)	(151)
U.S. Treasury Note, 10-Year	(59)	March 2019	(7,027)	(23)	(172)
U.S. Treasury Note, 2-Year	(21)	March 2019	(4,429)	(3)	(30)
U.S. Treasury Note, 5-Year	(94)	March 2019	(10,596)	(24)	(184)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/T. Rowe Price Managed Volatility Balanced Fund — Futures Contracts (continued)
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Ultra Long Term U.S. Treasury Bond	(12)	March 2019	(1,836)	(7)	(92)
				338	(4,391)

Forward Foreign Currency Contract

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
NOK/USD	SSB	01/02/19	NOK	9	1	—
NOK/USD	SSB	01/03/19	NOK	17	2	—
USD/JPY	SSB	01/04/19	JPY	(25)	—	—
USD/JPY	SSB	01/07/19	JPY	(10,571)	(97)	—
					(94)	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Mid-Cap Growth Fund *
COMMON STOCKS 93.7%
Communication Services 2.0%
IAC/InterActiveCorp. (a)	428	78,341
Other Securities		22,797
		101,138
Consumer Discretionary 14.4%
Aptiv Plc	704	43,345
Burlington Stores Inc. (a)	259	42,132
Dollar General Corp.	595	64,308
Dollar Tree Inc. (a)	509	45,973
Frontdoor Inc. (a)	456	12,134
Marriott International Inc. - Class A	375	40,710
MGM Resorts International	2,166	52,547
Norwegian Cruise Line Holdings Ltd. (a)	1,583	67,103
ServiceMaster Global Holdings Inc. (a)	754	27,702
Tapestry Inc.	2,235	75,431
Vail Resorts Inc.	207	43,640
Other Securities		220,516
		735,541
Consumer Staples 3.0%
Casey's General Stores Inc.	350	44,849
Other Securities		108,198
		153,047
Energy 1.9%
Concho Resources Inc. (a)	379	38,957
Other Securities		60,667
		99,624
Financials 9.1%
CBOE Global Markets Inc.	464	45,393
Fidelity National Financial Inc.	1,676	52,693
KKR & Co. Inc.	1,153	22,633
TD Ameritrade Holding Corp.	1,540	75,398
Willis Towers Watson Plc	584	88,686
Other Securities		178,919
		463,722
Health Care 15.8%
Agilent Technologies Inc.	1,304	87,968
Bruker Corp.	1,716	51,080
Catalent Inc. (a)	1,447	45,118
Cooper Cos. Inc.	418	106,381
Hologic Inc. (a)	2,371	97,448
Teleflex Inc.	511	132,083
Other Securities		288,255
		808,333
Industrials 18.7%
Fortive Corp.	781	52,843
Gardner Denver Holdings Inc. (a)	1,591	32,536
Harris Corp.	620	83,483
IDEX Corp.	536	67,675
Roper Industries Inc.	233	62,099
Sensata Technologies Holding Plc (a)	1,750	78,470
Textron Inc.	1,923	88,439
TransUnion LLC	748	42,486

	Shares/Par[1]	Value ($)
Verisk Analytics Inc. (a)	555	60,517
Waste Connections Inc.	524	38,907
Xylem Inc.	704	46,971
Other Securities		302,679
		957,105
Information Technology 21.5%
Atlassian Corp. Plc - Class A (a)	471	41,910
Corning Inc.	1,876	56,674
Fiserv Inc. (a)	742	54,530
FleetCor Technologies Inc. (a)	234	43,459
Keysight Technologies Inc. (a)	1,581	98,149
Microchip Technology Inc. (b)	1,396	100,400
Red Hat Inc. (a)	227	39,870
Tableau Software Inc. - Class A (a)	314	37,680
Workday Inc. - Class A (a)	466	74,411
Worldpay Inc. - Class A (a)	971	74,214
Xilinx Inc.	464	39,519
Other Securities		440,146
		1,100,962
Materials 6.0%
Air Products & Chemicals Inc.	375	60,019
Ball Corp.	1,708	78,534
RPM International Inc.	749	44,026
Other Securities		126,006
		308,585
Real Estate 0.1%
Other Securities		3,060
Utilities 1.2%
Sempra Energy	378	40,896
Other Securities		18,729
		59,625
Total Common Stocks (cost $4,165,455)		4,790,742
PREFERRED STOCKS 0.3%
Real Estate 0.3%
Other Securities		12,957
Total Preferred Stocks (cost $4,627)		12,957
SHORT TERM INVESTMENTS 6.7%
Investment Companies 6.0%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	3,892	3,892
T. Rowe Price Government Reserve Fund, 2.40% (c) (d)	302,523	302,523
		306,415
Securities Lending Collateral 0.7%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	35,270	35,270
Total Short Term Investments (cost $341,685)		341,685
Total Investments 100.7% (cost $4,511,767)		5,145,384
Other Assets and Liabilities, Net (0.7)%		(34,707)
Total Net Assets 100.0%		5,110,677

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
SurveyMonkey Inc.	04/22/14	679	481	—
WeWork Co. - Series D-2	12/10/14	2,036	5,701	0.1
WeWork Co. - Class A	12/10/14	949	3,060	0.1
WeWork Co. - Series D-1	12/10/14	2,591	7,256	0.1
		6,255	16,498	0.3

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Short-Term Bond Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 24.4%
Ally Master Owner Trust
Series 2018-A2-1, 2.70%, 01/15/21	4,600	4,562
Series 2018-A-4, 3.30%, 07/15/21	2,530	2,547
AmeriCredit Automobile Receivables Trust
Series 2015-D-3, 3.34%, 07/08/19	1,840	1,844
Series 2016-D-3, 2.71%, 08/08/20	2,130	2,106
Series 2016-A3-1, 1.81%, 10/08/20	1	1
Series 2015-D-2, 3.00%, 06/08/21	1,440	1,436
Series 2016-A3-4, 1.53%, 07/08/21	1,571	1,562
Series 2018-A3-3, 3.38%, 08/18/21 (a)	5,820	5,869
Series 2014-E-2, 3.37%, 11/08/21 (b)	2,170	2,170
Series 2014-E-4, 3.66%, 03/08/22	845	846
Series 2017-D-1, 3.13%, 01/18/23	3,180	3,167
Series 2017-D-2, 3.42%, 04/18/23	2,290	2,285
Series 2017-B-3, 2.24%, 06/19/23	1,040	1,027
Series 2017-C-3, 2.69%, 06/19/23	1,105	1,091
Series 2014-C-3, REMIC, 2.58%, 09/08/20	94	94
Series 2014-D-3, REMIC, 3.13%, 10/08/20	2,565	2,566
Series 2014-E-3, REMIC, 3.72%, 03/08/22 (b)	860	860
Avis Budget Rental Car Funding AESOP LLC
Series 2013-A-2A, 2.97%, 02/20/19 (b)	523	523
Series 2013-B-2A, 3.66%, 02/20/19 (b)	182	182
Series 2014-A-1A, 2.46%, 07/20/19 (b)	880	878
Series 2014-A-2A, 2.50%, 02/20/20 (b)	5,485	5,461
Series 2015-A-1A, 2.50%, 07/20/20 (b)	1,650	1,634
Series 2015-A-2A, 2.63%, 12/20/20 (b)	850	840
Series 2016-A-1A, 2.99%, 06/20/21 (b)	2,200	2,187
Series 2017-A-2A, 2.97%, 03/20/23 (b)	2,130	2,082
Chrysler Capital Auto Receivables Trust
Series 2016-A3-BA, 1.64%, 07/15/21 (b)	425	423
COMM Mortgage Trust
Series 2015-A1-CR24, REMIC, 1.65%, 06/12/20	145	144
Series 2015-A1-CR25, REMIC, 1.74%, 07/10/20	1,155	1,143
Series 2016-A1-CR28, REMIC, 1.77%, 10/13/20	457	450
Series 2014-A-TWC, REMIC, 3.28%, (1M USD LIBOR + 0.85%), 02/13/32 (b) (c)	1,280	1,278
Commercial Mortgage Pass-Through Certificates
Series 2015-A2-LC23, REMIC, 3.22%, 10/13/20	4,595	4,590
Commercial Mortgage Trust
Series 2015-A1-CR22, REMIC, 1.57%, 10/11/19	56	56
Fannie Mae Connecticut Avenue Securities
Series 2016-2M1-C07, 3.81%, (1M USD LIBOR + 1.30%), 05/25/29 (c)	144	144
Series 2017-1M1-C01, 3.81%, (1M USD LIBOR + 1.30%), 07/25/29 (c)	835	838
Series 2017-2M1-C02, 3.66%, (1M USD LIBOR + 1.15%), 09/25/29 (c)	2,054	2,059
Series 2017-2M1-C04, 3.36%, (1M USD LIBOR + 0.85%), 11/26/29 (c)	1,930	1,924
Series 2017-1M1-C03, REMIC, 3.46%, (1M USD LIBOR + 0.95%), 10/25/29 (c)	2,426	2,429
Series 2017-1M1-C05, REMIC, 3.06%, (1M USD LIBOR + 0.55%), 01/25/30 (c)	2,340	2,337
Series 2017-2M1-C06, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 02/25/30 (c)	810	810
Series 2017-1M1-C06, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 02/25/30 (c)	1,848	1,846
Series 2018-2M1-C02, REMIC, 3.16%, (1M USD LIBOR + 0.65%), 08/26/30 (c)	691	690
Freddie Mac Structured Agency Credit Risk Debt Note
Series 2017-M1-DNA3, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 03/25/30 (c)	2,156	2,152
Series 2018-M1-HQA2, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 10/26/48 (b) (c)	2,905	2,897
Galaxy XXIX CLO Ltd.
Series 2018-A-29A, 3.12%, 11/16/26 (b)	5,880	5,820
GMF Floorplan Owner Revolving Trust
Series 2016-B-1, 2.41%, 05/15/19 (b)	845	843
Series 2016-C-1, 2.85%, 05/15/19 (b)	325	324
Series 2017-B-3, 2.26%, 08/15/19 (b)	805	800
Series 2017-C-3, 2.46%, 08/15/19 (b)	2,410	2,397
Series 2017-C-1, 2.97%, 01/15/20 (b)	1,560	1,554
Series 2017-C-2, 2.63%, 07/15/20 (b)	970	958
	Shares/Par[1]	Value ($)
Series 2018-A1-4, 3.50%, 09/15/21 (b)	3,465	3,509
Magnetite XVI Ltd.
Series 2015-AR-16A, 3.24%, (3M USD LIBOR + 0.80%), 01/18/28 (b) (c)	5,120	5,037
Morgan Stanley Capital I Trust
Series 2017-B-CLS, 3.31%, (1M USD LIBOR + 0.85%), 11/15/19 (b) (c)	1,925	1,909
Series 2017-C-CLS, 3.46%, (1M USD LIBOR + 1.00%), 11/15/19 (b) (c)	1,545	1,532
Series 2015-A1-MS1, REMIC, 1.64%, 07/17/20	1,069	1,056
OCP CLO Ltd.
Series 2015-A1R-10A, 3.33%, (3M USD LIBOR + 0.82%), 10/26/27 (b) (c)	3,535	3,499
Series 2014-A1RR-7A, 3.59%, (3M USD LIBOR + 1.12%), 07/20/29 (b) (c)	6,010	5,918
Santander Drive Auto Receivables Trust
Series 2015-E-2, 4.02%, 05/15/19 (b)	1,750	1,757
Series 2017-B-1, 2.10%, 07/15/19	274	273
Series 2015-D-4, 3.53%, 10/15/19	1,400	1,404
Series 2017-C-1, 2.58%, 06/15/20	370	368
Series 2018-B-4, 3.27%, 01/15/21	1,570	1,573
Series 2018-B-5, 3.52%, 01/15/21	3,090	3,109
Series 2015-D-3, 3.49%, 05/17/21	4,725	4,736
Series 2018-C-1, 2.96%, 06/15/21	630	627
Series 2015-C-5, 2.74%, 12/15/21	1,543	1,542
Series 2015-D-5, 3.65%, 12/15/21	1,405	1,409
Series 2016-D-1, 4.02%, 04/15/22	1,035	1,045
Series 2016-D-3, 2.80%, 08/15/22	1,400	1,391
Series 2015-E-3, REMIC, 4.50%, 06/15/23 (b)	1,520	1,533
STACR Trust
Series 2018-M1-HRP2, REMIC, 3.36%, (1M USD LIBOR + 0.85%), 02/25/47 (b) (c)	860	860
Series 2018-M2-HRP2, REMIC, 3.76%, (1M USD LIBOR + 1.25%), 02/25/47 (b) (c)	1,725	1,724
Towd Point Mortgage Trust
Series 2018-A1-2, 3.25%, 03/25/58 (b) (c)	4,764	4,684
Series 2018-A1A-5, 3.25%, 08/25/58 (b)	4,440	4,392
Series 2015-A1B-4, REMIC, 2.75%, 05/25/22 (b) (c)	1,460	1,435
Series 2015-A1B-5, REMIC, 2.75%, 09/25/22 (b) (c)	1,448	1,422
Series 2016-A1B-1, REMIC, 2.75%, 04/25/23 (b) (c)	767	753
Series 2016-A3B-1, REMIC, 3.00%, 02/25/55 (b) (c)	1,025	1,009
Series 2016-A1A-2, REMIC, 2.75%, 08/25/55 (b) (c)	656	642
Series 2017-A1-1, REMIC, 2.75%, 07/25/23 (b) (c)	2,192	2,149
Series 2017-A1-2, REMIC, 2.75%, 04/25/57 (b) (c)	1,374	1,349
Series 2017-A1-3, REMIC, 2.75%, 07/25/57 (b) (c)	2,976	2,915
Series 2017-A1-6, REMIC, 2.75%, 10/25/57 (b) (c)	5,263	5,115
Series 2018-A1-1, REMIC, 3.00%, 01/25/58 (b) (c)	846	827
Other Securities		256,711
Total Non-U.S. Government Agency Asset-Backed Securities (cost $418,847)		415,940
CORPORATE BONDS AND NOTES 48.3%
Communication Services 3.2%
Baidu Inc.
2.75%, 06/09/19	6,415	6,406
Time Warner Cable Inc.
8.75%, 02/14/19	1,325	1,332
8.25%, 04/01/19	5,830	5,897
Other Securities		40,480
		54,115
Consumer Discretionary 2.3%
Alibaba Group Holding Ltd.
2.50%, 11/28/19	6,170	6,140
INVISTA Finance LLC
4.25%, 10/15/19 (b)	5,260	5,258
QVC Inc.
3.13%, 04/01/19	8,569	8,551

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Other Securities		18,749
		38,698
Consumer Staples 2.2%
BAT Capital Corp.
2.30%, 08/14/20	6,405	6,252
Danone SA
1.69%, 10/30/19 (b)	6,780	6,695
General Mills Inc.
2.98%, (3M USD LIBOR + 0.54%), 04/16/21 (c)	4,635	4,568
Other Securities		19,662
		37,177
Energy 3.9%
China Shenhua Overseas Capital Co. Ltd.
3.13%, 01/20/20	5,900	5,871
Encana Corp.
6.50%, 05/15/19	5,060	5,127
Williams Partners LP
5.25%, 03/15/20	6,270	6,393
3.35%, 08/15/22	465	455
Other Securities		47,961
		65,807
Financials 21.7%
ABN AMRO Bank NV
2.10%, 01/18/19 (b)	4,685	4,684
3.26%, (3M USD LIBOR + 0.57%), 08/27/21 (b) (c)	3,795	3,774
AON Corp.
5.00%, 09/30/20	315	324
Aon Plc
2.80%, 03/15/21	4,310	4,253
Banco Santander Chile
2.50%, 12/15/20 (b)	4,430	4,331
Banco Santander SA
3.55%, (3M USD LIBOR + 1.12%), 04/12/23 (c)	2,200	2,140
China Overseas Finance VI Ltd.
4.25%, 05/08/19	3,340	3,348
Daimler Finance North America LLC
1.75%, 10/30/19 (b)	5,620	5,552
2.30% - 3.75%, 05/04/20 - 11/05/21 (b)	4,400	4,399
Dell EMC
3.48%, 06/01/19 (b)	9,130	9,104
Discover Bank
7.00%, 04/15/20	4,820	5,015
3.10% - 3.20%, 06/04/20 - 08/09/21	2,250	2,232
GE Capital International Funding Co.
2.34%, 11/15/20	8,355	8,065
General Motors Financial Co. Inc.
3.10% - 3.20%, 01/15/19 - 07/13/20	6,145	6,097
3.26%, (3M USD LIBOR + 0.85%), 04/09/21 (c)	1,775	1,754
Hyundai Capital America Inc.
2.50%, 03/18/19 (b)	4,950	4,942
2.00% - 2.55%, 02/06/19 - 07/01/19 (b)	3,300	3,286
Morgan Stanley
3.34%, (3M USD LIBOR + 0.85%), 01/24/19 (c)	6,170	6,172
5.50%, 01/26/20 - 07/24/20	1,820	1,873
3.17%, (3M USD LIBOR + 0.55%), 02/10/21 (c)	3,065	3,036
Santander UK Group Holdings Plc
2.88%, 10/16/20	2,905	2,861
Santander UK Plc
2.13%, 11/03/20	1,035	1,010
Shire Acquisitions Investments Ireland Ltd.
1.90%, 09/23/19	11,095	10,940
Skandinaviska Enskilda Banken AB
1.50%, 09/13/19	4,285	4,243
Solvay Finance America LLC
3.40%, 12/03/20 (b)	4,305	4,297
Synchrony Financial
2.70%, 02/03/20	8,115	7,977
UBS Group AG
3.00%, 04/15/21 (b)	5,035	4,979
UBS Group Funding Switzerland AG
3.87%, (3M USD LIBOR + 1.22%), 05/23/23 (b) (c)	2,300	2,279
	Shares/Par[1]	Value ($)
Wells Fargo & Co.
2.55%, 12/07/20	230	226
Wells Fargo Bank NA
3.33%, 07/23/21	4,575	4,569
Other Securities		241,269
		369,031
Health Care 3.7%
Becton Dickinson & Co.
2.68%, 12/15/19	4,280	4,238
2.40%, 06/05/20	3,135	3,086
3.68%, (3M USD LIBOR + 0.88%), 12/29/20 (c)	1,085	1,076
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/19	5,505	5,416
2.20%, 07/21/21	205	188
Other Securities		48,802
		62,806
Industrials 3.4%
Delta Air Lines Inc.
2.88%, 03/13/20	4,890	4,849
2.60%, 12/04/20	690	679
3.80%, 04/19/23	735	714
GATX Corp.
2.50%, 07/30/19	1,670	1,664
2.60%, 03/30/20 (a)	4,465	4,431
Kansas City Southern
2.35%, 05/15/20	4,580	4,501
Other Securities		41,398
		58,236
Information Technology 2.4%
Broadcom Corp.
2.38%, 01/15/20	4,455	4,399
3.00%, 01/15/22	4,185	4,028
Keysight Technologies Inc.
3.30%, 10/30/19	8,835	8,813
Other Securities		24,458
		41,698
Materials 2.4%
ArcelorMittal
5.50%, 03/01/21 (d)	1,050	1,083
ArcelorMittal SA
5.25%, 08/05/20 (e)	4,430	4,491
CNAC HK Synbridge Co. Ltd.
3.00% - 4.13%, 07/19/20 - 03/14/21	3,785	3,759
Sherwin-Williams Co.
2.25%, 05/15/20	8,200	8,074
Syngenta Finance NV
3.70%, 04/24/20 (b)	2,235	2,220
Other Securities		21,203
		40,830
Real Estate 1.0%
ARC Properties Operating Partnership LP
3.00%, 02/06/19	6,931	6,941
Other Securities		10,386
		17,327
Utilities 2.1%
State Grid Overseas Investment Ltd.
2.25%, 05/04/20 (b)	5,995	5,916
Other Securities		29,849
		35,765
Total Corporate Bonds And Notes (cost $828,078)		821,490
GOVERNMENT AND AGENCY OBLIGATIONS 26.1%
Collateralized Mortgage Obligations 1.9%
Federal Home Loan Mortgage Corp.
Series 2017-M1-HQA2, 3.31%, (1M USD LIBOR + 0.80%), 12/26/29 (c)	711	710
Series 2017-M1-HQA3, 3.06%, (1M USD LIBOR + 0.55%), 04/25/30 (c)	357	357
Series F3-317, 2.98%, (1M USD LIBOR + 0.52%), 11/15/43 (c)	2,744	2,756
Series 2018-M1-SPI3, 4.17%, 08/25/48 (b) (c)	972	976
Series 2017-M1-DNA1, REMIC, 3.71%, (1M USD LIBOR + 1.20%), 03/25/21 (c)	1,041	1,045

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Series 2017-M1-HQA1, REMIC, 3.71%, (1M USD LIBOR + 1.20%), 08/27/29 (c)	1,734	1,739
Series 2017-M1-DNA2, REMIC, 3.71%, (1M USD LIBOR + 1.20%), 10/25/29 (c)	3,582	3,598
Series 2018-M1-DNA2, REMIC, 3.31%, (1M USD LIBOR + 0.80%), 12/26/30 (b) (c)	4,960	4,956
Series PA-3713, REMIC, 2.00%, 02/15/40	2,428	2,377
Series 2017-M1-SC02, REMIC, 3.86%, 05/25/47 (b) (c)	624	618
Series 2017-M1-SPI1, REMIC, 3.98%, 09/25/47 (b) (c)	262	262
Series 2018-M1-SPI2, REMIC, 3.82%, 05/25/48 (b) (c)	995	989
Series 2018-M1-DNA3, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 09/25/48 (b) (c)	1,840	1,837
Federal National Mortgage Association
Series 2009-AL-70, REMIC, 5.00%, 08/25/19	8	8
Series 2018-1M1-C03, REMIC, 3.19%, (1M USD LIBOR + 0.68%), 10/25/30 (c)	2,653	2,649
Series 2018-PC-44, REMIC, 4.00%, 06/25/44	3,745	3,849
Series 2016-FG-85, REMIC, 3.01%, (1M USD LIBOR + 0.50%), 11/25/46 (c)	1,601	1,610
Series 2016-FA-85, REMIC, 3.01%, (1M USD LIBOR + 0.50%), 11/25/46 (c)	2,786	2,800
		33,136
Commercial Mortgage-Backed Securities 0.1%
Federal Home Loan Mortgage Corp.
Series A1-K715, REMIC, 2.06%, 03/25/20	1,478	1,469
Mortgage-Backed Securities 5.0%
Federal Home Loan Mortgage Corp.
4.50% - 5.50%, 10/01/19 - 08/01/20	20	21
5.00%, 12/01/23	372	383
4.43% - 4.50%, (12M USD LIBOR + 1.75%), 09/01/33 - 06/01/35 (c)	175	184
4.52%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.22%), 09/01/33 (c)	40	42
4.74%, (12M USD LIBOR + 1.89%), 11/01/34 (c)	12	13
4.00% - 4.75%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.25%), 11/01/34 - 02/01/35 (c)	58	62
3.74% - 4.77%, (12M USD LIBOR + 1.90%), 11/01/34 - 02/01/35 (c)	34	35
3.44% - 3.55%, (12M USD LIBOR + 1.68%), 01/01/35 - 02/01/35 (c)	27	29
3.51% - 3.63%, (12M USD LIBOR + 1.62%), 02/01/35 - 03/01/36 (c)	91	95
3.53% - 3.55%, (12M USD LIBOR + 1.63%), 02/01/35 (c)	22	23
3.70% - 4.52%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.11%), 10/01/34 - 02/01/35 (c)	43	45
6.00%, 09/01/34 - 01/01/38	824	916
4.74%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.37%), 09/01/35 (c)	319	337
4.42%, (12M USD LIBOR + 1.72%), 10/01/35 (c)	77	81
4.60%, (12M USD LIBOR + 1.73%), 11/01/35 (c)	76	79
Federal National Mortgage Association
4.50% - 5.00%, 06/01/19 - 12/01/20	383	385
4.50%, 08/01/24	1,309	1,350
4.50% - 5.50%, 04/01/23 - 07/01/26	3,119	3,209
4.50%, 04/01/26	1,045	1,078
3.50%, 11/01/26	1,155	1,174
3.50%, 03/01/33	3,471	3,515
3.72% - 4.45%, (12M USD LIBOR + 1.62%), 03/01/33 - 01/01/35 (c)	15	16
3.95%, (6M USD LIBOR + 1.41%), 06/01/33 (c)	12	13
4.00%, 06/01/33	1,647	1,689
4.13% - 4.41%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.22%), 06/01/33 - 12/01/33 (c)	275	287
5.00%, 10/01/33	1,866	1,975
4.32%, (6M USD LIBOR + 1.82%), 12/01/33 (c)	1	1
4.38%, (12M USD LIBOR + 1.50%), 11/01/34 (c)	3	3
	Shares/Par[1]	Value ($)
4.49%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.36%), 11/01/34 (c)	181	189
4.57%, (12M USD LIBOR + 1.67%), 11/01/34 (c)	44	46
3.47% - 3.90%, (12M USD LIBOR + 1.64%), 12/01/34 - 03/01/36 (c)	107	113
3.49%, (12M USD LIBOR + 1.55%), 01/01/35 (c)	18	19
3.56%, (12M USD LIBOR + 1.57%), 01/01/35 (c)	32	34
3.94% - 4.23%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.20%), 07/01/33 - 02/01/35 (c)	61	64
3.46%, (12M USD LIBOR + 1.38%), 03/01/35 (c)	15	15
3.49%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 1.82%), 04/01/35 (c)	136	142
4.05%, (12M USD LIBOR + 1.81%), 04/01/35 (c)	42	44
4.36%, (12M USD LIBOR + 1.99%), 04/01/35 (c)	149	157
3.00% - 6.50%, 03/01/30 - 01/01/46	12,127	12,938
3.54%, (12M USD LIBOR + 1.40%), 05/01/35 (c)	60	62
3.50% - 3.89%, (12M USD LIBOR + 1.63%), 01/01/35 - 05/01/35 (c)	50	52
3.90%, (12M USD LIBOR + 1.43%), 05/01/35 (c)	170	177
4.30% - 4.39%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.30%), 04/01/34 - 06/01/35 (c)	166	173
3.85% - 4.65%, (12M USD LIBOR + 1.69%), 06/01/35 - 02/01/36 (c)	386	403
4.46%, (12M USD LIBOR + 1.84%), 07/01/35 (c)	106	111
3.89%, (6M USD LIBOR + 1.39%), 08/01/35 (c)	335	346
4.25%, (12M USD LIBOR + 1.60%), 08/01/35 (c)	121	126
4.26%, (12M USD LIBOR + 1.48%), 11/01/35 (c)	240	249
5.50%, 11/01/35	940	1,012
3.76%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.05%), 02/01/36 (c)	257	269
3.82%, (12M USD LIBOR + 1.74%), 03/01/36 (c)	177	186
5.00%, 05/01/38	1,161	1,233
4.50%, 09/01/39	1,291	1,351
4.00%, 08/01/43	2,236	2,296
4.50%, 06/01/44	4,018	4,205
3.00%, 11/25/47	3,556	3,545
3.50%, 02/01/48	2,147	2,147
4.00%, 07/01/48	1,613	1,645
4.50%, 09/01/48	1,581	1,638
5.00%, 09/01/48	4,606	4,830
Government National Mortgage Association
5.50%, 07/15/20	7	7
6.00%, 07/15/36	1,046	1,166
3.50%, 03/20/43	2,344	2,370
3.50% - 5.00%, 12/20/34 - 10/20/48	3,499	3,615
3.50%, 02/20/48	1,058	1,066
4.00%, 02/20/48	2,203	2,259
5.00%, 02/20/48	5,043	5,265
5.50%, 03/20/48	1,590	1,680
5.00%, 08/20/48	10,056	10,477
		84,762
Municipal 0.2%
Florida State Board of Administration Finance Corp.
2.16%, 07/01/19	3,650	3,639
Treasury Inflation Indexed Securities 0.4%
U.S. Treasury Inflation Indexed Note
0.63%, 04/15/23 (f)	7,651	7,530
U.S. Government Agency Obligations 6.7%
Federal Home Loan Bank
2.63%, 05/28/20 (g)	11,315	11,328
Federal Home Loan Mortgage Corp.
1.63%, 09/29/20 (g)	33,260	32,716
Federal National Mortgage Association
1.50%, 02/28/20 (g)	15,000	14,819
1.50%, 07/30/20 (g)	30,000	29,507
1.25%, 08/17/21 (g)	26,125	25,310
		113,680
U.S. Treasury Securities 11.8%
U.S. Treasury Note
2.75%, 09/30/20	37,700	37,841

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
2.88%, 10/31/20	57,655	58,015
1.63%, 11/30/20	24,600	24,196
1.38%, 05/31/21 (h)	30,980	30,181
2.88%, 10/15/21	29,345	29,657
2.63%, 12/15/21	20,030	20,124
		200,014
Total Government And Agency Obligations (cost $446,084)		444,230
SHORT TERM INVESTMENTS 1.6%
Commercial Paper 0.1%
AT&T Inc.
2.90%, 05/28/19 (b) (i)	2,290	2,259
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (j) (k)	7,358	7,358
T. Rowe Price Government Reserve Fund, 2.40% (j) (k)	2,087	2,087
		9,445
Securities Lending Collateral 0.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (j) (k)	15,567	15,567
Total Short Term Investments (cost $27,275)		27,271
Total Investments 100.4% (cost $1,720,284)		1,708,931
Other Derivative Instruments 0.0%		232
Other Assets and Liabilities, Net (0.4)%		(7,872)
Total Net Assets 100.0%		1,701,291

(a) All or portion of the security was on loan.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $474,262 and 27.9%, respectively.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(e) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(f) Treasury inflation indexed note, par amount is adjusted for inflation.

(g) The security is a direct debt of the agency and not collateralized by mortgages.

(h) All or a portion of the security is pledged or segregated as collateral.

(i) The coupon rate represents the yield to maturity.

(j) Investment in affiliate.

(k) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/T. Rowe Price Short-Term Bond Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Note, 10-Year	6	March 2019	715	2	17
U.S. Treasury Note, 2-Year	1,527	March 2019	322,159	215	2,042
U.S. Treasury Note, 5-Year	68	March 2019	7,666	17	133
				234	2,192

Forward Foreign Currency Contract

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/EUR	BNP	02/22/19	EUR	(175)	(201)	—
USD/EUR	CIT	02/22/19	EUR	(350)	(402)	(2)
USD/EUR	UBS	02/22/19	EUR	(174)	(201)	—
					(804)	(2)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Value Fund *
COMMON STOCKS 98.2%
Communication Services 6.2%
AT&T Inc.	1,957	55,842
Comcast Corp. - Class A	912	31,047
Facebook Inc. - Class A (a)	268	35,092
Twenty-First Century Fox Inc. - Class B	785	37,488
Verizon Communications Inc.	1,533	86,186
		245,655
Consumer Discretionary 3.8%
Dollar Tree Inc. (a)	436	39,343
McDonald's Corp.	241	42,827
Other Securities		68,519
		150,689
Consumer Staples 7.4%
Kimberly-Clark Corp.	367	41,793
Philip Morris International Inc.	668	44,589
Tyson Foods Inc. - Class A	2,136	114,089
Other Securities		90,924
		291,395
Energy 7.1%
EOG Resources Inc.	377	32,903
Occidental Petroleum Corp.	479	29,432
Total SA - ADR	1,518	79,226
TransCanada Corp.	1,743	62,210
Other Securities		78,097
		281,868
Financials 17.4%
American International Group Inc.	866	34,119
Charles Schwab Corp.	1,227	50,961
Chubb Ltd.	307	39,610
Intercontinental Exchange Inc.	590	44,429
JPMorgan Chase & Co.	962	93,940
Marsh & McLennan Cos. Inc.	464	37,014
PNC Financial Services Group Inc.	627	73,292
Wells Fargo & Co.	3,081	141,994
Willis Towers Watson Plc	208	31,555
Other Securities		143,195
		690,109
Health Care 20.7%
Becton Dickinson & Co.	233	52,489
Cigna Corp.	261	49,500
CVS Health Corp.	641	42,011
Danaher Corp.	512	52,764
Medtronic Plc	895	81,405
Merck & Co. Inc.	1,267	96,814
Pfizer Inc.	4,441	193,850
Stryker Corp.	214	33,513
Thermo Fisher Scientific Inc.	246	55,149
Other Securities		162,916
		820,411
Industrials 8.3%
Boeing Co.	253	81,681
General Electric Co.	5,428	41,090
Honeywell International Inc.	252	33,274
Northrop Grumman Systems Corp.	228	55,869
Other Securities		118,518
		330,432
Information Technology 13.1%
Cisco Systems Inc.	2,243	97,170
Corning Inc.	1,720	51,948
Keysight Technologies Inc. (a)	580	36,002
Microsoft Corp.	1,584	160,846
QUALCOMM Inc.	671	38,182
Synopsys Inc. (a)	350	29,491
Texas Instruments Inc.	521	49,219
Other Securities		56,295
		519,153
Materials 2.5%
DowDuPont Inc.	807	43,187
	Shares/Par[1]	Value ($)
Other Securities		56,474
		99,661
Real Estate 1.9%
Other Securities		76,807
Utilities 9.8%
Duke Energy Corp.	666	57,502
Entergy Corp.	517	44,520
Evergy Inc.	546	30,987
NextEra Energy Inc.	509	88,423
Sempra Energy	656	70,977
Southern Co.	1,290	56,668
Other Securities		39,165
		388,242
Total Common Stocks (cost $4,099,291)		3,894,422
PREFERRED STOCKS 1.2%
Health Care 0.2%
Becton Dickinson & Co. - Series A, 6.13%, 05/01/20 (b)	163	9,375
Industrials 0.2%
Other Securities		6,519
Utilities 0.8%
NextEra Energy Inc., 6.12%, 09/01/19 (b)	317	18,279
Sempra Energy, 6.75%, 07/15/21 (b)	48	4,680
Sempra Energy, 6.00%, 01/15/21 (b)	95	9,066
		32,025
Total Preferred Stocks (cost $45,447)		47,919
SHORT TERM INVESTMENTS 0.8%
Investment Companies 0.8%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	3,360	3,360
T. Rowe Price Government Reserve Fund, 2.40% (c) (d)	28,246	28,246
Total Short Term Investments (cost $31,606)		31,606
Total Investments 100.2% (cost $4,176,344)		3,973,947
Other Assets and Liabilities, Net (0.2)%		(8,383)
Total Net Assets 100.0%		3,965,564

(a) Non-income producing security.

(b) Convertible security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Vanguard Growth ETF Allocation Fund
INVESTMENT COMPANIES 99.9%
Vanguard Emerging Markets Government Bond ETF (a)	72	5,391
Vanguard FTSE Developed Markets ETF (a)	1,502	55,710
Vanguard Global ex-U.S. Real Estate ETF (a)	70	3,661
Vanguard Growth ETF	168	22,612
Vanguard Intermediate-Term Corporate Bond ETF - Admiral Shares (a)	92	7,621
Vanguard Mid-Cap ETF	149	20,640
Vanguard Mortgage-Backed Securities ETF (a)	275	14,167
Vanguard MSCI Emerging Markets ETF	495	18,845
Vanguard REIT ETF (a)	65	4,857
Vanguard Short-Term Corporate Bond ETF	118	9,150
Vanguard Short-Term Inflation-Protected Securities Index ETF (a)	87	4,166
Vanguard Small-Cap ETF (a)	69	9,120
Vanguard Total Bond Market ETF	107	8,455
Vanguard Total Stock Market ETF (a)	311	39,666
Vanguard Value ETF (a)	254	24,894
Total Investment Companies (cost $276,923)		248,955
SHORT TERM INVESTMENTS 13.4%
Investment Companies 0.1%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	377	377
Securities Lending Collateral 13.3%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (b) (c)	33,069	33,069
Total Short Term Investments (cost $33,446)		33,446
Total Investments 113.3% (cost $310,369)		282,401
Other Assets and Liabilities, Net (13.3)%		(33,186)
Total Net Assets 100.0%		249,215

(a)  All or portion of the security was on loan.

(b)  Investment in affiliate.

(c)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/Vanguard Moderate ETF Allocation Fund
INVESTMENT COMPANIES 99.8%
Vanguard Emerging Markets Government Bond ETF	66	4,952
Vanguard FTSE Developed Markets ETF	450	16,705
Vanguard Global ex-U.S. Real Estate ETF	26	1,375
Vanguard Growth ETF	50	6,758
Vanguard Intermediate-Term Corporate Bond ETF - Admiral Shares	194	16,038
Vanguard Mid-Cap ETF	35	4,799
Vanguard Mortgage-Backed Securities ETF	520	26,769
Vanguard MSCI Emerging Markets ETF	140	5,320
Vanguard REIT ETF (a)	21	1,563
Vanguard Short-Term Corporate Bond ETF	239	18,653
Vanguard Short-Term Inflation-Protected Securities Index ETF	107	5,102
Vanguard Small-Cap ETF	21	2,763
Vanguard Total Bond Market ETF	206	16,311
Vanguard Total Stock Market ETF	114	14,570
Vanguard Value ETF	74	7,206
Total Investment Companies (cost $157,395)		148,884
SHORT TERM INVESTMENTS 1.1%
Investment Companies 0.0%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	9	9
Securities Lending Collateral 1.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (b) (c)	1,573	1,573
Total Short Term Investments (cost $1,582)		1,582
Total Investments 100.9% (cost $158,977)		150,466
Other Assets and Liabilities, Net (0.9)%		(1,316)
Total Net Assets 100.0%		149,150

(a)  All or portion of the security was on loan.

(b)  Investment in affiliate.

(c)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

	Shares/Par[1]	Value ($)
JNL/Vanguard Moderate Growth ETF Allocation Fund
INVESTMENT COMPANIES 99.8%
Vanguard Emerging Markets Government Bond ETF	95	7,072
Vanguard FTSE Developed Markets ETF	1,025	38,045
Vanguard Global ex-U.S. Real Estate ETF	51	2,668
Vanguard Growth ETF	122	16,471
Vanguard Intermediate-Term Corporate Bond ETF - Admiral Shares (a)	183	15,146
Vanguard Mid-Cap ETF	77	10,606
Vanguard Mortgage-Backed Securities ETF	481	24,748
Vanguard MSCI Emerging Markets ETF	318	12,104
Vanguard REIT ETF (a)	41	3,034
Vanguard Short-Term Corporate Bond ETF	205	15,980
Vanguard Short-Term Inflation-Protected Securities Index ETF	152	7,285
Vanguard Small-Cap ETF	44	5,857
Vanguard Total Bond Market ETF	194	15,403
Vanguard Total Stock Market ETF	246	31,372
Vanguard Value ETF	182	17,857
Total Investment Companies (cost $242,011)		223,648
SHORT TERM INVESTMENTS 3.4%
Investment Companies 0.1%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	290	290
Securities Lending Collateral 3.3%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (b) (c)	7,394	7,394
Total Short Term Investments (cost $7,684)		7,684
Total Investments 103.2% (cost $249,695)		231,332
Other Assets and Liabilities, Net (3.2)%		(7,120)
Total Net Assets 100.0%		224,212

(a)  All or portion of the security was on loan.

(b)  Investment in affiliate.

(c)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Westchester Capital Event Driven Fund
COMMON STOCKS 50.9%
Communication Services 8.3%
CBS Corp. - Class B (a)	42	1,824
Madison Square Garden Co. - Class A (a) (b)	10	2,811
Pandora Media Inc. (b)	366	2,964
Twenty-First Century Fox Inc. - Class A	39	1,873
Twenty-First Century Fox Inc. - Class B (c)	213	10,160
		19,632
Energy 7.6%
Columbia Pipeline Group Inc. (b) (d) (e) (f)	134	3,417
Dominion Energy Midstream Partners LP (c)	360	6,488
EnCana Corp.	383	2,212
Newfield Exploration Co. (b)	127	1,859
Valero Energy Partners LP	95	4,019
		17,995
Financials 18.0%
Aspen Insurance Holdings Ltd. (c)	96	4,053
Big Rock Partners Acquisition Corp. (b)	113	1,132
Bison Capital Acquisition Corp. (b) (c)	107	1,109
Black Ridge Acquisition Corp. (b)	85	853
Blackstone Group LP (a)	154	4,591
CF Finance Acquisition Corp. (b)	234	2,336
ChaSerg Technology Acquisition Corp. (b)	38	374
CM Seven Star Acquisition Corp. (b) (c)	247	2,493
Collier Creek Holdings (b)	36	358
Constellation Alpha Capital Corp. (b)	226	2,307
Genworth Financial Inc. - Class A (b)	25	118
GigCapital Inc. (b) (c)	302	3,051
Legacy Acquisition Corp. - Class A (b) (c)	356	3,492
Modern Media Acquisition Corp. (b)	241	2,456
Mudrick Capital Acquisition Corp. - Class A (b)	44	437
Pensare Acquisition Corp. (b) (c)	206	2,091
Pure Acquisition Corp. - Class A (b)	89	877
Reebonz Holding Ltd. (b)	10	21
Regalwood Global Energy Ltd. - Class A (b)	240	2,357
Trinity Merger Corp. - Class A (b)	420	4,191
Union Acquisition Corp. (b)	254	2,560
VectoIQ Acquisition Corp. (b)	121	1,175
		42,432
Health Care 3.2%
athenahealth Inc. (b)	13	1,743
NxStage Medical Inc. (b)	166	4,754
Shire Plc - ADR	7	1,143
		7,640
Industrials 5.0%
Dun & Bradstreet Corp.	13	1,857
L3 Technologies Inc.	14	2,413
United Technologies Corp. (a)	47	5,001
USG Corp. (c)	61	2,601
		11,872
Information Technology 3.4%
ARRIS International Plc (b)	67	2,035
Dell Technologies Inc. - Class C (b)	54	2,638
Orbotech Ltd. (b) (c)	48	2,731
SendGrid Inc. (b)	6	266
Travelport Worldwide Ltd.	25	393
		8,063
Materials 3.9%
DowDuPont Inc. (a)	61	3,278
Huntsman Corp. (a) (c)	238	4,599
Nevsun Resources Ltd.	98	433
Randgold Resources Ltd. - ADR (g)	10	812
		9,122
Utilities 1.5%
SCANA Corp.	75	3,593
Total Common Stocks (cost $125,193)		120,349
	Shares/Par[1]	Value ($)
PREFERRED STOCKS 3.1%
Energy 0.2%
NuStar Logistics LP, 9.17%, (callable at 25 beginning 02/11/19)	21	492
Financials 1.5%
Federal Home Loan Mortgage Corp. - Series Z, 8.38%, (callable at 25 beginning 12/31/22) (b) (h) (i)	439	3,072
Federal National Mortgage Association - Series S, 8.25%, (callable at 25 beginning 12/31/20) (b) (h) (i)	78	544
		3,616
Real Estate 1.4%
Colony Capital Inc., 8.75%, (callable at 25 begininng 05/15/19) (i)	68	1,573
Kimco Realty Corp. - Series M, 5.25%, (callable at 25 beginning 12/20/22) (i)	70	1,435
Pebblebrook Hotel Trust - Series E, 6.38%, (callable at 25 beginning 02/04/19) (b) (i)	7	159
		3,167
Total Preferred Stocks (cost $7,297)		7,275
RIGHTS 0.2%
Big Rock Partners Acquisition Corp. (b)	113	41
Bison Capital Acquisition Corp. (b)	107	30
Black Ridge Acquisition Corp. (b)	85	33
CM Seven Star Acquisition Corp. (b)	247	79
GigCapital Inc. (b)	302	83
Modern Media Acquisition Corp. (b)	241	60
Nexstar Broadcasting Inc. (b) (g)	134	14
Pensare Acquisition Corp. (b)	165	48
Total Rights (cost $425)		388
WARRANTS 0.3%
Big Rock Partners Acquisition Corp. (b)	57	22
Bison Capital Acquisition Corp. (b)	53	9
Black Ridge Acquisition Corp. (b)	85	25
CM Seven Star Acquisition Corp. (b)	123	25
ConvergeOne Holdings Inc. (b)	181	172
Federal Street Acquisition Corp. (b)	12	7
GigCapital Inc. (b)	226	55
Legacy Acquisition Corp. (b)	356	118
Modern Media Acquisition Corp. (b)	120	24
Mudrick Capital Acquisition Corp. (b)	44	20
Pensare Acquisition Corp. (b)	83	17
Pure Acquisition Corp. (b)	44	51
Reebonz Holding Ltd. (b)	51	10
Regalwood Global Energy Ltd. (b)	80	80
Trinity Merger Corp. (b)	188	74
Total Warrants (cost $724)		709
INVESTMENT COMPANIES 6.1%
Altaba Inc. (b)	44	2,524
Apollo Senior Floating Rate Fund Inc. (c)	55	796
Apollo Tactical Income Fund Inc.	35	480
Ares Dynamic Credit Allocation Fund Inc.	11	148
BlackRock Debt Strategies Fund Inc.	212	2,070
BlackRock Floating Rate Income Strategies Fund Inc.	47	561
Eaton Vance Floating-Rate Income Trust	90	1,140
First Trust Senior Floating Rate Income Fund II	55	613
Invesco Dynamic Credit Opportunities Fund	112	1,147
Invesco Senior Income Trust	304	1,187
Nuveen Credit Strategies Income Fund	4	27
Voya Prime Rate Trust	309	1,388
Western Asset High Income Opportunity Fund Inc. (c)	517	2,263
Total Investment Companies (cost $15,826)		14,344
CORPORATE BONDS AND NOTES 16.5%
Communication Services 2.2%
Sinclair Television Group Inc.
6.13%, 10/01/22	4,672	4,706
T-Mobile USA Inc.
6.50%, 01/15/24	406	415
		5,121
Consumer Discretionary 1.0%
Caesars Entertainment Corp.
5.00%, 10/01/24 (j)	719	895

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Rent-A-Center Inc.
6.63%, 11/15/20	701	681
4.75%, 05/01/21	937	888
		2,464
Consumer Staples 2.3%
HRG Group Inc.
7.75%, 01/15/22	5,435	5,521
Energy 2.0%
Enbridge Inc.
6.00%, 01/15/77 (j) (k)	2,925	2,596
MEG Energy Corp.
6.50%, 01/15/25 (l)	2,029	2,059
		4,655
Financials 5.0%
Ardagh Packaging Finance Plc
7.25%, 05/15/24 (l)	5,015	4,970
Nielsen Finance LLC
5.00%, 04/15/22 (l)	7,069	6,786
		11,756
Health Care 0.9%
DJO Finco LLC
8.13%, 06/15/21 (l)	2,008	2,067
Materials 2.5%
Momentive Performance Materials Inc.
3.88%, 10/24/21	3,262	3,468
Univar USA Inc.
6.75%, 07/15/23 (l)	2,598	2,526
		5,994
Utilities 0.6%
Dynegy Inc.
5.88%, 06/01/23	1,519	1,523
Total Corporate Bonds And Notes (cost $40,060)		39,101
SENIOR LOAN INTERESTS 0.9%
Communication Services 0.9%
Tribune Media Co.
Term Loan C, 0.00%, (3M LIBOR + 3.00%), 01/20/24 (k) (m)	2,325	2,277
Total Senior Loan Interests (cost $2,326)		2,277
OTHER EQUITY INTERESTS 0.0%
Winthrop Realty Trust Escrow (b) (f) (g) (n) (o)	51	31
Total Other Equity Interests (cost $248)		31
SHORT TERM INVESTMENTS 7.5%
Investment Companies 7.5%
JNL Government Money Market Fund - Institutional Class, 2.31% (p) (q)	17,758	17,758
Total Short Term Investments (cost $17,758)		17,758
Total Investments 85.5% (cost $209,857)		202,232
Total Securities Sold Short (10.9)% (proceeds $27,318)		(25,790)
Total Purchased Options 1.3% (cost $1,962)		3,089
Other Derivative Instruments 0.5%		1,111
Other Assets and Liabilities, Net 23.6%		55,832
Total Net Assets 100.0%		236,474

(a) All or a portion of the security is subject to a written call option.

(b) Non-income producing security.

(c) All or a portion of the security is pledged or segregated as collateral.

(d) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) Shares subject to merger appraisal rights.

(f) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(g) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.5% of the Fund’s net assets.

(i) Perpetual security. Next contractual call date presented, if applicable.

(j) Convertible security.

(k) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(l) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $18,408 and 7.8%, respectively.

(m) This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(n) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(o) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(p) Investment in affiliate.

(q) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (10.9%)
COMMON STOCKS (10.9%)
Communication Services (2.5%)
Discovery Inc. - Class A	(33)	(812)
Sirius XM Holdings Inc.	(527)	(3,010)
Twenty-First Century Fox Inc. (a)	(57)	(1,826)
Twilio Inc. - Class A	(3)	(267)
Walt Disney Co.	(1)	(85)
		(6,000)
Consumer Discretionary (1.1%)
Alibaba Group Holding Ltd. - ADS	(19)	(2,593)
Health Care (0.7%)
Takeda Pharmaceutical Co. Ltd. - ADR	(33)	(548)
Takeda Pharmaceutical Co. Ltd.	(29)	(989)
		(1,537)
	Shares/Par[1]	Value ($)
Industrials (1.0%)
Harris Corp.	(18)	(2,433)
Information Technology (0.6%)
KLA-Tencor Corp.	(12)	(1,081)
Red Hat Inc.	(2)	(405)
		(1,486)
Materials (0.4%)
Barrick Gold Corp.	(60)	(813)
Real Estate (0.4%)
Brookfield Property Partners LP	(58)	(928)
Utilities (4.2%)
Dominion Energy Inc.	(140)	(10,000)
Total Common Stocks (proceeds $27,318)		(25,790)
Total Securities Sold Short (10.9%) (proceeds $27,318)		(25,790)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

(a) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Winthrop Realty Trust Escrow	08/08/15	248	31	—

JNL/Westchester Capital Event Driven Fund — Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
Blackstone Group LP	Put	30.00	01/18/19	551	65
Blackstone Group LP	Put	28.00	01/18/19	989	49
CBS Corp.	Put	45.00	01/18/19	113	25
CBS Corp.	Put	42.50	01/18/19	191	19
CBS Corp.	Put	42.50	02/15/19	114	19
DowDuPont Inc.	Put	55.00	01/18/19	92	22
DowDuPont Inc.	Put	45.00	02/15/19	521	25
First Trust Natural Gas ETF	Put	22.00	03/15/19	1,167	864
First Trust Natural Gas ETF	Put	21.00	03/15/19	1,172	744
Huntsman Corp.	Put	18.00	01/18/19	2,385	88
Madison Square Garden Co.	Put	230.00	02/15/19	105	35
SPDR S&P 500 ETF Trust	Put	255.00	01/18/19	74	56
SPDR S&P 500 ETF Trust	Put	247.00	01/18/19	192	77
SPDR S&P Oil & Gas Exploration & Production ETF	Put	32.00	02/15/19	472	264
Technology Select Sector SPDR Fund	Put	71.00	01/18/19	175	156
Technology Select Sector SPDR Fund	Put	70.00	01/18/19	401	318
United Technologies Corp.	Put	110.00	02/15/19	288	214
Walt Disney Co.	Put	95.00	01/18/19	680	10
					3,050

JNL/Westchester Capital Event Driven Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]	Value ($)
Index Options
FTSE 100 Index	JPM	Put	GBP	7,025.00	02/15/19	8	39

JNL/Westchester Capital Event Driven Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
AT&T Inc.	Call	32.00	01/18/19	85	—
AT&T Inc.	Call	31.00	01/18/19	85	—
Blackstone Group LP	Call	31.00	01/18/19	223	(13)
CBS Corp.	Call	50.00	01/18/19	227	(1)
CBS Corp.	Call	47.50	01/18/19	191	(5)
DowDuPont Inc.	Call	60.00	01/18/19	92	(1)
DowDuPont Inc.	Call	52.50	02/15/19	521	(164)
Huntsman Corp.	Call	21.00	01/18/19	2,384	(36)
Madison Square Garden Co.	Call	260.00	02/15/19	87	(157)
Madison Square Garden Co.	Call	250.00	02/15/19	18	(45)
Red Hat Inc.	Call	170.00	03/15/19	24	(20)
SPDR S&P 500 ETF Trust	Call	260.00	01/18/19	112	(16)
SPDR S&P 500 ETF Trust	Put	240.00	01/18/19	35	(8)
SPDR S&P 500 ETF Trust	Put	230.00	01/18/19	107	(10)
United Technologies Corp.	Call	120.00	02/15/19	288	(18)
Walt Disney Co.	Call	115.00	01/18/19	623	(33)
					(527)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/USD	JPM	01/03/19	EUR	143	164	(1)
EUR/USD	JPM	01/03/19	EUR	46	53	—
EUR/USD	JPM	03/21/19	EUR	2,250	2,595	(53)
EUR/USD	JPM	03/21/19	EUR	843	972	3
USD/CAD	JPM	01/16/19	CAD	(546)	(401)	21
USD/EUR	JPM	01/03/19	EUR	(4,899)	(5,612)	47
USD/EUR	JPM	02/20/19	EUR	(68)	(79)	(1)
USD/EUR	JPM	02/20/19	EUR	(341)	(392)	1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/EUR	JPM	03/21/19	EUR	(4,661)	(5,376)	180
USD/GBP	JPM	01/14/19	GBP	(1,962)	(2,503)	10
					(10,579)	207

JNL/Westchester Capital Event Driven Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Counter-party	Rate Paid/Received by Fund[2,9]	Expiration	Notional[1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
COMMON STOCKS
Arris International Plc (E)	BOA	1M LIBOR +0.75% (Q)	12/30/19 ††	5,319	—	3
Aspen Insurance Holdings Ltd. (E)	BOA	1M LIBOR +0.75% (Q)	12/24/19 ††	2,627	—	28
Brookfield Property REIT Inc. (E)	BOA	1M LIBOR +0.75% (Q)	08/30/19 ††	1,335	—	(182)
Dun & Bradstreet Inc. (E)	BOA	1M LIBOR +0.75% (Q)	12/16/19 ††	2,637	—	(16)
Encana Corp. (E)	BOA	1M LIBOR +0.75% (Q)	11/15/19 ††	459	—	(122)
Esterline Technologies Corp. (E)	BOA	1M LIBOR +0.75% (Q)	12/30/19 ††	6,365	—	48
Express Scripts Holding Co. (E)‡	BOA	1M LIBOR +0.75% (Q)	12/03/19 ††	2,221	—	331
Gemalto NV (E)	BOA	1M LIBOR +0.35% (Q)	05/31/19 ††	5,389	—	(34)
Red Hat Inc. (E)	BOA	1M LIBOR +0.75% (Q)	12/03/19 ††	14,875	—	52
Shire Plc (E)	BOA	1M LIBOR +0.80% (Q)	12/31/19 ††	9,502	—	84
USG Corp. (E)	BOA	1M LIBOR +0.75% (Q)	09/11/19 ††	1,965	—	(22)
AT&T Inc. (E)	JPM	3M LIBOR +0.30% (Q)	12/27/19 ††	2,182	—	(246)
CBS Corp. (E)	JPM	3M LIBOR +0.30% (Q)	09/23/19 ††	1,684	—	(366)
Discovery Inc. Series C (E)	JPM	3M LIBOR +0.00% (Q)	03/08/19 ††	—	—	757
First Trust Senior Floating Rate Income Fund II (E)	JPM	3M LIBOR +0.80% (Q)	12/11/19 ††	235	—	(13)
Innogy SE (E)	JPM	3M LIBOR +0.40% (Q)	07/22/19 ††	1,757	—	152
Liberty Sirius XM Group Series A (E)	JPM	3M LIBOR +0.30% (Q)	01/22/19 ††	1,098	—	(115)
Man SE (E)	JPM	3M LIBOR +0.40% (Q)	11/14/19 ††	466	—	1
Melrose Industries Plc (E)	JPM	3M LIBOR +0.30% (Q)	10/10/19 ††	2,701	—	(752)
Shire Plc (E)	JPM	3M LIBOR +0.30% (Q)	10/02/19 ††	112	—	(5)
Shire Plc (E)	JPM	3M LIBOR +0.30% (Q)	05/28/19 ††	1,251	—	111
Twenty-First Century Fox Inc. Class B (E)	JPM	3M LIBOR +0.30% (Q)	12/23/19 ††	9,844	—	1,565
Winthrop Realty Trust (E)‡	JPM	3M LIBOR +0.30% (Q)	08/12/19 ††	380	—	(363)
					—	896
INVESTMENT COMPANIES
Altaba Inc. (E)	JPM	3M LIBOR +0.36% (Q)	09/23/19 ††	27,976	—	(6,912)

Total return swap agreements - paying return
COMMON STOCKS
Brookfield Property Partners LP (E)	BOA	1M LIBOR -4.50% (Q)	04/05/19 ††	(246)	—	36
CIGNA Corp. (E)‡	BOA	1M LIBOR -0.40% (Q)	12/03/19 ††	(1,208)	—	(35)
Takeda Pharmaceutical Co. Ltd. (E)	BOA	1M LIBOR -4.50% (Q)	12/06/19 ††	(5,092)	—	969
Alibaba Group Holding Ltd. (E)	JPM	3M LIBOR -0.60% (Q)	09/23/19 ††	(23,256)	—	6,339
SIRI XM Holdings Inc. (E)	JPM	3M LIBOR -6.80% (Q)	10/16/18 ††	(1,546)	—	117
Takeda Pharmaceutical Co. Ltd. (E)	JPM	3M LIBOR -5.25% (Q)	10/03/19 ††	(307)	—	48
Walt Disney Co. (E)	JPM	3M LIBOR -0.60% (Q)	02/12/19 ††	(1,153)	—	(27)
					—	7,447

‡Swap agreement fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s Board of Trustees and classified as Level 3 for FASB ASC Topic 820 “Fair Value Measurements” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements” in the Notes to Financial Statements.

††For this swap agreement, the expiration date represents the termination date, which generally reflects the expected completion date for the event driven investment opportunity. The total return swap agreements expire 365 days after the effective date and are rolled over until the termination date. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/WMC Balanced Fund *
COMMON STOCKS 64.4%
Communication Services 6.0%
Alphabet Inc. - Class A (a)	124	129,042
Comcast Corp. - Class A	3,347	113,976
Verizon Communications Inc.	3,021	169,813
Other Securities		32,324
		445,155
Consumer Discretionary 3.2%
Hilton Worldwide Holdings Inc.	659	47,342
Home Depot Inc.	260	44,670
Lowe's Cos. Inc.	491	45,373
Other Securities		102,714
		240,099
Consumer Staples 3.4%
Coca-Cola Co.	963	45,605
PepsiCo Inc.	622	68,747
Other Securities		133,431
		247,783
Energy 5.6%
Chevron Corp.	1,151	125,205
Exxon Mobil Corp.	1,068	72,841
Hess Corp.	1,324	53,617
Suncor Energy Inc.	1,891	52,897
Other Securities		113,171
		417,731
Financials 13.3%
Bank of America Corp.	6,429	158,403
Chubb Ltd.	796	102,775
Citigroup Inc.	905	47,125
Intercontinental Exchange Inc.	830	62,529
JPMorgan Chase & Co.	1,687	164,683
Northern Trust Corp.	605	50,554
PNC Financial Services Group Inc.	693	81,040
Principal Financial Group Inc. (b)	995	43,957
Prudential Financial Inc.	1,127	91,937
Other Securities		186,051
		989,054
Health Care 10.5%
AstraZeneca Plc - ADR	1,911	72,576
Bristol-Myers Squibb Co.	1,941	100,871
CVS Health Corp.	861	56,390
Eli Lilly & Co.	526	60,903
Medtronic Plc	936	85,157
Merck & Co. Inc.	1,038	79,334
Pfizer Inc.	2,545	111,091
UnitedHealth Group Inc.	279	69,596
Other Securities		142,616
		778,534
Industrials 5.2%
Deere & Co.	387	57,770
General Dynamics Corp.	334	52,471
Union Pacific Corp.	442	61,045
United Parcel Service Inc. - Class B	502	48,924
United Technologies Corp.	543	57,818
Other Securities		105,395
		383,423
Information Technology 8.5%
Apple Inc.	303	47,829
Cisco Systems Inc.	1,504	65,165
HP Inc.	2,261	46,266
Intel Corp.	1,556	73,031
Microsoft Corp.	2,010	204,167
Motorola Solutions Inc.	460	52,928
Other Securities		143,967
		633,353
Materials 2.9%
DowDuPont Inc.	1,018	54,451
International Paper Co.	1,298	52,386
PPG Industries Inc.	511	52,204
	Shares/Par[1]	Value ($)
Other Securities		54,096
		213,137
Real Estate 2.0%
American Tower Corp.	360	56,866
Simon Property Group Inc.	351	59,039
Other Securities		29,648
		145,553
Utilities 3.8%
Dominion Energy Inc.	1,019	72,843
Edison International	812	46,074
Exelon Corp.	1,147	51,725
Sempra Energy	666	72,056
Other Securities		41,567
		284,265
Total Common Stocks (cost $4,439,122)		4,778,087
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 5.5%
Banc of America Commercial Mortgage Trust
Series 2015-A4-UBS7, REMIC, 3.71%, 09/17/25	1,145	1,157
FREMF Mortgage Trust
Series 2013-B-K712, REMIC, 3.36%, 12/25/19 (c) (d)	1,145	1,144
GTP Acquisition Partners I LLC
Series 2015-A-1, 2.35%, 06/15/20 (d)	1,145	1,127
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-A5-JP1, REMIC, 3.91%, 12/17/25	3,290	3,363
Other Securities		402,892
Total Non-U.S. Government Agency Asset-Backed Securities (cost $414,303)		409,683
CORPORATE BONDS AND NOTES 12.8%
Communication Services 1.1%
Comcast Corp.
3.95%, 10/15/25	4,345	4,392
3.97% - 6.50%, 06/15/35 - 11/01/49	5,402	5,396
Verizon Communications Inc.
2.95%, 03/15/22	875	864
4.52% - 4.86%, 03/15/39 - 03/15/55	11,786	11,057
Other Securities		58,897
		80,606
Consumer Discretionary 0.2%
Other Securities		14,709
Consumer Staples 0.6%
Other Securities		46,491
Energy 1.0%
Other Securities		76,473
Financials 5.1%
ACE Capital Trust II
9.70%, 04/01/30	525	703
Bank of America Corp.
2.60% - 2.63%, 01/15/19 - 10/19/20	2,112	2,089
3.00% - 4.20%, 12/20/23 - 07/21/28	16,060	15,797
5.00% - 5.88%, 02/07/42 - 01/21/44	800	864
Citigroup Inc.
2.50%, 07/29/19	1,155	1,152
3.52% - 4.50%, 01/14/22 - 10/27/28	11,110	10,440
5.30% - 8.13%, 07/15/39 - 05/06/44	1,044	1,093
JPMorgan Chase & Co.
6.30%, 04/23/19	475	480
3.25% - 4.50%, 01/24/22 - 05/01/23	2,885	2,881
4.45% - 6.40%, 12/05/29 - 01/06/42	9,050	9,327
PNC Bank NA
3.30%, 10/30/24	835	828
PNC Financial Services Group Inc.
3.90%, 04/29/24	830	823
Other Securities		331,184
		377,661
Health Care 1.7%
CVS Health Corp.
4.00% - 4.10%, 12/05/23 - 03/25/25	11,770	11,691
4.88% - 5.13%, 07/20/35 - 07/20/45	5,310	5,207

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Medtronic Inc.
3.15% - 3.63%, 03/15/22 - 03/15/25	3,145	3,136
Merck & Co. Inc.
2.80%, 05/18/23	940	926
4.15%, 05/18/43	630	641
UnitedHealth Group Inc.
3.88%, 10/15/20	600	607
2.88% - 3.85%, 03/15/22 - 06/15/28	6,360	6,423
4.63%, 11/15/41	1,040	1,086
Other Securities		99,233
		128,950
Industrials 0.4%
Deere & Co.
4.38%, 10/16/19	185	187
United Technologies Corp.
3.95%, 08/16/25	2,545	2,538
Other Securities		26,334
		29,059
Information Technology 0.4%
Apple Inc.
3.00%, 02/09/24	1,765	1,738
3.25%, 02/23/26	1,106	1,081
Microsoft Corp.
2.40% - 2.88%, 02/06/24 - 08/08/26	6,890	6,692
3.70%, 08/08/46	1,500	1,442
Other Securities		18,960
		29,913
Materials 0.2%
Other Securities		13,687
Real Estate 0.3%
American Tower Corp.
3.45%, 09/15/21	4,000	3,999
5.00%, 02/15/24	1,135	1,176
Other Securities		19,450
		24,625
Utilities 1.8%
Commonwealth Edison Co.
3.65%, 06/15/46	465	422
Dominion Energy Inc.
2.58%, 07/01/20 (e)	2,875	2,833
Dominion Resources Inc.
2.96% - 4.10%, 07/01/19 - 04/01/21 (e)	4,655	4,680
Infraestructura Energetica Nova SAB de CV
4.88%, 01/14/48 (d)	3,290	2,570
Sempra Energy
3.25%, 06/15/27	3,630	3,349
Southern California Edison Co.
2.40% - 3.70%, 02/01/22 - 08/01/25	1,420	1,396
5.55%, 01/15/37	500	543
Other Securities		114,771
		130,564
Total Corporate Bonds And Notes (cost $980,075)		952,738
GOVERNMENT AND AGENCY OBLIGATIONS 16.8%
Collateralized Mortgage Obligations 1.1%
Federal Home Loan Mortgage Corp.
Series CA-4758, 3.00%, 07/15/47	18,339	18,282
Series JM-4165, REMIC, 3.50%, 09/15/41	2,712	2,754
Series AH-4143, REMIC, 1.75%, 09/15/42	11,938	11,416
Series DJ-4322, REMIC, 3.00%, 05/15/43	3,499	3,493
Federal National Mortgage Association
Series 2018-GD-80, 3.50%, 12/25/47	7,532	7,556
Series 2018-PA-77, 3.50%, 02/25/48	11,430	11,527
Series 2015-HP-28, REMIC, 3.50%, 06/25/44	5,121	5,198
Series 2015-MC-16, REMIC, 3.00%, 01/25/45	12,824	12,631
Series 2018-PA-55, REMIC, 3.50%, 01/25/47	5,746	5,829
Series 2017-AB-108, REMIC, 3.00%, 01/25/48	3,533	3,502
Government National Mortgage Association
Series 2005-HC-74, REMIC, 7.50%, 09/16/35	6	6
		82,194
	Shares/Par[1]	Value ($)
Commercial Mortgage-Backed Securities 0.2%
Federal National Mortgage Association
Series 2015-A2-M12, REMIC, 2.79%, 05/25/25 (c)	8,250	8,108
Series 2017-FA-M5, REMIC, 2.77%, (1M USD LIBOR + 0.49%), 04/25/24 (c)	1,092	1,095
Series 2017-FA-M13, REMIC, 2.68%, (1M USD LIBOR + 0.40%), 10/25/24 (c)	2,822	2,797
		12,000
Mortgage-Backed Securities 9.2%
Federal Home Loan Mortgage Corp.
4.50%, 03/01/19	1	1
4.00%, 09/01/26	229	234
TBA, 3.00%, 01/15/31 (f)	14,665	14,614
2.50% - 3.00%, 12/01/31 - 12/01/46	10,574	10,333
3.00%, 09/01/46	28,824	28,149
3.00%, 11/01/46	22,471	21,952
3.00%, 12/01/46	31,148	30,408
3.00%, 12/01/46	28,788	28,104
3.00%, 01/01/47	20,829	20,335
3.00%, 02/01/47	13,685	13,360
3.50%, 08/01/47	32,503	32,510
3.50%, 10/01/47	30,091	30,088
3.50%, 11/01/47	7,449	7,448
TBA, 5.50%, 01/15/48 (f)	2,400	2,530
3.50%, 06/01/48	19,763	19,761
3.00% - 7.00%, 11/01/30 - 11/01/48	27,333	27,086
3.50%, 09/01/48	57,153	57,129
4.00%, 11/01/48	17,119	17,456
4.00%, 12/01/48	14,947	15,241
Federal National Mortgage Association
2.49% - 2.89%, 12/01/26	11,895	11,464
2.47% - 4.50%, 09/01/23 - 08/01/27	19,539	19,318
TBA, 2.50% - 4.00%, 01/15/31 - 01/15/48 (f)	16,800	16,715
2.00% - 2.50%, 05/01/30 - 01/01/32	6,965	6,779
TBA, 3.50%, 01/15/33 (f)	9,300	9,415
3.50% - 7.50%, 09/01/29 - 11/01/48	24,528	24,887
3.00%, 02/01/45	14,728	14,428
4.00%, 01/01/46	9,139	9,344
4.00%, 02/01/46	9,674	9,890
3.00%, 10/01/46	16,096	15,728
3.50%, 12/01/47	20,528	20,531
TBA, 3.00%, 01/15/48 (f)	16,000	15,611
TBA, 5.00%, 01/15/48 (f)	20,600	21,573
TBA, 5.50%, 01/15/48 (f)	8,800	9,308
3.50%, 03/01/48	27,048	27,051
3.50%, 10/01/48	13,825	13,822
Government National Mortgage Association
6.00% - 6.50%, 02/15/24 - 04/15/26	9	10
4.00% - 7.00%, 11/15/32 - 12/20/44	8,362	9,050
TBA, 4.50%, 01/15/48 (f)	11,125	11,506
TBA, 5.50%, 01/15/48 (f)	3,000	3,183
4.00%, 11/20/48	37,571	38,506
		684,858
Municipal 1.1%
New York State Urban Development Corp.
2.10%, 03/15/22	7,770	7,663
State of Illinois
5.10%, 06/01/33	12,055	11,494
Other Securities		63,001
		82,158
Sovereign 0.6%
Qatar Government International Bond
2.38%, 06/02/21 (d)	15,435	15,106
3.88%, 04/23/23 (d)	5,700	5,776
5.10%, 04/23/48 (d)	2,360	2,487
Other Securities		18,321
		41,690
Treasury Inflation Indexed Securities 1.4%
U.S. Treasury Inflation Indexed Note
0.38%, 01/15/27 (g)	78,977	75,053
0.50%, 01/15/28 (g)	29,711	28,369
		103,422

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
U.S. Treasury Securities 3.2%
U.S. Treasury Bond
2.88%, 05/15/43	20,224	19,772
3.38%, 05/15/44	15,335	16,351
3.13%, 08/15/44	8,230	8,411
3.00% - 3.13%, 11/15/44 - 05/15/48	13,610	13,675
2.50%, 02/15/45	18,570	16,849
2.88%, 08/15/45	11,600	11,324
2.50%, 05/15/46	34,630	31,329
2.75%, 08/15/47	15,195	14,438
2.75%, 11/15/47 (h)	45,559	43,253
3.00%, 08/15/48	7,775	7,766
U.S. Treasury Note
2.88%, 10/31/20	7,450	7,497
1.63%, 11/30/20	600	590
2.13%, 12/31/22	15,915	15,691
2.50% - 3.00%, 03/31/23 - 05/15/28	22,675	22,968
2.63%, 06/30/23	10,065	10,118
		240,032
Total Government And Agency Obligations (cost $1,250,729)		1,246,354
SHORT TERM INVESTMENTS 1.7%
Investment Companies 1.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (i) (j)	89,248	89,248
Securities Lending Collateral 0.3%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (i) (j)	23,113	23,113
Treasury Securities 0.2%
U.S. Treasury Bill
2.38%, 02/19/19 (k)	13,250	13,208
Total Short Term Investments (cost $125,569)		125,569
Total Investments 101.2% (cost $7,209,798)		7,512,431
Total Forward Sales Commitments (0.1)% (proceeds $4,016)		(4,039)
Other Derivative Instruments (0.0)%		(109)
Other Assets and Liabilities, Net (1.1)%		(85,659)
Total Net Assets 100.0%		7,422,624

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $658,263 and 8.9%, respectively.

(e) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(f) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $103,865.

(g) Treasury inflation indexed note, par amount is adjusted for inflation.

(h) All or a portion of the security is pledged or segregated as collateral.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(k) The coupon rate represents the yield to maturity.

	Shares/Par[1]	Value ($)
FORWARD SALES COMMITMENTS (0.1%)
GOVERNMENT AND AGENCY OBLIGATIONS (0.1%)
Mortgage-Backed Securities (0.1%)
Federal National Mortgage Association
TBA, 4.50%, 01/15/48 (a)	(3,900)	(4,039)
Total Government And Agency Obligations (proceeds $4,016)		(4,039)
Total Forward Sales Commitments (0.1%) (proceeds $4,016)		(4,039)

(a) All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2018, the total proceeds for investments sold on a delayed delivery basis was $4,016.

JNL/WMC Balanced Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Note, 2-Year	161	March 2019	33,962	23	221
U.S. Treasury Note, 5-Year	368	March 2019	41,518	93	687
Ultra 10-Year U.S. Treasury Note	(479)	March 2019	(60,361)	(225)	(1,947)
				(109)	(1,039)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/WMC Government Money Market Fund
GOVERNMENT AND AGENCY OBLIGATIONS 14.7%
U.S. Government Agency Obligations 10.4%
Federal Farm Credit Bank
2.58%, (3M US Treasury Bill + 0.15%), 04/12/19 (a) (b)	3,200	3,201
2.37%, (1D US Federal Funds Rate - 0.03%), 04/25/19 (a) (b)	3,000	3,000
2.49%, (3M US Treasury Bill + 0.10%), 06/27/19 (a) (b)	14,000	14,000
2.53%, (3M US Treasury Bill + 0.10%), 07/03/19 (a) (b)	8,720	8,720
2.52%, (3M US Treasury Bill + 0.09%), 07/26/19 (a) (b)	17,675	17,675
2.40%, (1D US Federal Funds Rate), 08/08/19 (a) (b)	8,175	8,175
2.52%, (3M US Treasury Bill + 0.10%), 09/20/19 (a) (b)	10,000	10,000
2.50%, (3M US Treasury Bill + 0.08%), 11/01/19 (a) (b)	10,000	10,000
Federal Home Loan Bank
2.32%, (1M USD LIBOR - 0.14%), 01/17/19 (a) (b)	20,000	20,000
2.46%, (3M USD LIBOR - 0.31%), 03/08/19 (a) (b)	12,750	12,750
2.46%, (3M USD LIBOR - 0.33%), 03/15/19 (a) (b)	18,000	18,000
2.25%, (3M USD LIBOR - 0.16%), 07/05/19 (a) (b)	2,285	2,286
2.50%, (US SOFR + 0.07%), 11/15/19 (a) (b)	13,400	13,400
Federal Home Loan Mortgage Corp.
2.46%, (US SOFR + 0.03%), 05/08/19 (a) (b)	9,000	9,000
		150,207
U.S. Treasury Securities 4.3%
U.S. Treasury Note
2.50%, (3M US Treasury Bill + 0.07%), 04/30/19 (a)	25,500	25,501
2.49%, (3M US Treasury Bill + 0.06%), 07/31/19 (a)	16,000	16,000
2.48%, (3M US Treasury Bill + 0.05%), 10/31/19 (a)	20,000	20,000
		61,501
Total Government And Agency Obligations (cost $211,708)		211,708
SHORT TERM INVESTMENTS 75.8%
Repurchase Agreements 46.2%
Repurchase Agreements (c)		665,000
	Shares/Par[1]	Value ($)
Treasury Securities 8.6%
U.S. Treasury Bill
2.16%, 01/24/19 (d)	23,000	22,969
2.19%, 01/31/19 (d)	31,344	31,287
2.22%, 02/14/19 (d)	22,500	22,440
2.32%, 03/21/19 (d)	20,000	19,900
2.41%, 08/15/19 (d)	28,300	27,878
		124,474
U.S. Government Agency Obligations 21.0%
Federal Farm Credit Bank
2.36%, 06/12/19 (b) (d)	7,600	7,519
2.56%, 07/19/19 (b) (d)	7,280	7,177
2.56%, 07/23/19 (b) (d)	7,146	7,043
2.60%, 08/26/19 (b) (d)	11,650	11,451
2.61%, 09/09/19 (b) (d)	11,575	11,364
2.61%, 10/01/19 (b) (d)	9,187	9,005
2.62%, 10/28/19 (b) (d)	12,500	12,227
2.63%, 11/04/19 (b) (d)	2,596	2,538
Federal Home Loan Bank
2.26%, 01/02/19 (b) (d)	18,651	18,650
2.25%, 01/04/19 (b) (d)	41,745	41,737
2.24%, 01/09/19 (b) (d)	11,208	11,202
2.28%, 01/16/19 (b) (d)	18,575	18,557
2.30%, 01/23/19 (b) (d)	11,695	11,679
2.30%, 01/25/19 (b) (d)	17,955	17,927
2.40%, 02/15/19 (b) (d)	20,000	19,940
2.31%, 03/20/19 (b) (d)	7,333	7,296
2.41%, 03/22/19 (b) (d)	20,000	19,893
2.36%, 04/03/19 (b) (d)	11,206	11,139
2.51%, 06/05/19 (b) (d)	37,000	36,600
2.50%, 06/21/19 (b) (d)	19,831	19,595
		302,539
Total Short Term Investments (cost $1,092,013)		1,092,013
Total Investments 90.5% (cost $1,303,721)		1,303,721
Other Assets and Liabilities, Net 9.5%		137,066
Total Net Assets 100.0%		1,440,787

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented.

(b) The security is a direct debt of the agency and not collateralized by mortgages.

(c) For repurchase agreements held at December 31, 2018, see Repurchase Agreements in the Schedules of Investments.

(d) The coupon rate represents the yield to maturity.

Composition as of December 31, 2018:
Government Securities	16.2%
Other Short Term Investments	83.8
Total Investments	100.0%

Repurchase Agreements
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
BCL	U.S. Treasury Note, 0.00-3.00%, due 01/08/19-11/15/45	39,441	38,760	2.90	12/31/18	01/02/19	38,006	38,000	38,000
BNP	U.S. Treasury Note, 2.75%, due 04/30/23	–	–
	Government National Mortgage Association, 3.00-3.50%, due 03/20/46-07/20/48	15,556	15,691
	Federal National Mortgage Association, 3.00-5.50%, due 08/01/37-08/01/48	27,634	27,670
	Federal Home Loan Mortgage Corp., 2.86%, due 02/01/48	2,540	2,539
		45,730	45,900	3.00	12/31/18	01/02/19	45,008	45,000	45,000
BOA	Federal National Mortgage Association, 2.64-6.00%, due 10/01/28-01/01/49	114,445	117,075
	Federal Home Loan Mortgage Corp., 2.50-5.50%, due 09/01/27-12/01/48	56,417	57,753
		170,862	174,828	3.00	12/31/18	01/02/19	171,429	171,400	171,400
DUB	Federal Farm Credit Bank, 1.50%, due 02/25/19	18,414	18,432

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Repurchase Agreements (continued)
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
	Federal Home Loan Bank, 3.13%, due 10/30/29	16,885	16,248
		35,299	34,680	2.95	12/31/18	01/02/19	34,006	34,000	34,000
DUB	U.S. Treasury Note, 2.88%, due 11/30/23	4,512	4,590	2.91	12/31/18	01/02/19	4,501	4,500	4,500
GSC	Federal National Mortgage Association, 2.65-3.50%, due 10/01/28-05/01/42	26,355	27,198
	Federal Home Loan Mortgage Corp., 2.93%, due 08/01/45	3,396	3,402
		29,751	30,600	2.50	12/31/18	01/07/19	30,015	30,000	30,000
GSC	Federal Home Loan Mortgage Corp., 3.50%, due 12/01/42	47,571	47,940	2.90	12/31/18	01/02/19	47,008	47,000	47,000
GSC	Federal National Mortgage Association, 3.80-4.00%, due 12/01/37-07/01/48	39,620	40,800	2.48	12/28/18	01/04/19	40,019	40,000	40,000
GSC	Federal National Mortgage Association, 3.50%, due 03/01/43	6,626	6,663
	Federal Home Loan Mortgage Corp., 4.00%, due 09/01/47	33,330	34,137
		39,956	40,800	2.43	12/26/18	01/02/19	40,019	40,000	40,000
JPM	U.S. Treasury Note, 2.63%, due 03/31/25	191,731	193,393	2.95	12/31/18	01/02/19	189,631	189,600	189,600
RBC	Federal National Mortgage Association, 3.50-5.00%, due 09/01/46-01/01/49	547	552
	Federal Home Loan Mortgage Corp., 3.00-4.00%, due 03/01/46-10/01/48	25,132	25,458
		25,679	26,010	3.00	12/31/18	01/02/19	25,504	25,500	25,500
									665,000

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/WMC Value Fund
COMMON STOCKS 98.7%
Communication Services 6.2%
Comcast Corp. - Class A	992	33,764
Verizon Communications Inc.	638	35,860
Viacom Inc. - Class B	288	7,391
		77,015
Consumer Discretionary 4.2%
Hilton Worldwide Holdings Inc.	189	13,567
Home Depot Inc.	81	13,957
Newell Brands Inc. (a)	340	6,314
Qurate Retail Group Inc. - Class A (b)	682	13,319
Skechers U.S.A. Inc. - Class A (b)	227	5,195
		52,352
Consumer Staples 6.2%
Kraft Heinz Foods Co.	326	14,037
Mondelez International Inc. - Class A	364	14,575
Philip Morris International Inc.	317	21,150
Unilever NV - ADR	250	13,439
US Foods Holding Corp. (b)	430	13,594
		76,795
Energy 10.6%
Canadian Natural Resources Ltd.	544	13,118
Chevron Corp.	335	36,468
Concho Resources Inc. (b)	120	12,386
EOG Resources Inc.	217	18,923
Exxon Mobil Corp.	218	14,862
Halliburton Co. (a)	388	10,325
Occidental Petroleum Corp.	235	14,414
Pioneer Natural Resources Co.	82	10,806
		131,302
Financials 23.3%
American International Group Inc.	257	10,120
Bank of America Corp.	1,573	38,757
BlackRock Inc.	40	15,674
Chubb Ltd.	151	19,496
Citigroup Inc.	534	27,780
Intact Financial Corp.	190	13,821
Invesco Ltd.	705	11,800
JPMorgan Chase & Co.	534	52,174
M&T Bank Corp.	112	16,095
Marsh & McLennan Cos. Inc.	206	16,427
MetLife Inc.	290	11,899
PNC Financial Services Group Inc.	222	25,997
Wells Fargo & Co.	620	28,558
		288,598
Health Care 16.4%
Allergan Plc	93	12,469
Anthem Inc.	76	19,852
AstraZeneca Plc - ADR	418	15,873
Bristol-Myers Squibb Co.	306	15,894
Eli Lilly & Co.	184	21,349
Koninklijke Philips Electronics NV - NYRS	404	14,190
Medtronic Plc	262	23,831
Merck & Co. Inc.	417	31,857

	Shares/Par[1]	Value ($)
Roche Holding AG	79	19,740
UnitedHealth Group Inc.	62	15,465
Zimmer Biomet Holdings Inc.	130	13,492
		204,012
Industrials 8.4%
Caterpillar Inc.	140	17,763
Eaton Corp. Plc	218	14,967
Fortune Brands Home & Security Inc.	332	12,604
Ingersoll-Rand Plc	143	13,094
Lockheed Martin Corp. (a)	50	13,034
Union Pacific Corp.	105	14,554
United Technologies Corp.	166	17,734
		103,750
Information Technology 11.9%
Analog Devices Inc.	194	16,638
Cisco Systems Inc.	789	34,168
Intel Corp.	630	29,547
KLA-Tencor Corp.	108	9,635
Maxim Integrated Products Inc.	272	13,820
NetApp Inc.	195	11,639
Nokia Oyj - ADR (a)	2,562	14,910
QUALCOMM Inc.	308	17,559
		147,916
Materials 3.8%
DowDuPont Inc.	407	21,794
FMC Corp.	202	14,932
Sealed Air Corp.	288	10,047
		46,773
Real Estate 3.1%
Brixmor Property Group Inc.	481	7,069
Crown Castle International Corp.	185	20,106
Park Hotels & Resorts Inc.	452	11,740
		38,915
Utilities 4.6%
Dominion Energy Inc.	243	17,356
Edison International	193	10,932
Eversource Energy	259	16,867
Sempra Energy	112	12,096
		57,251
Total Common Stocks (cost $1,104,620)		1,224,679
SHORT TERM INVESTMENTS 1.5%
Investment Companies 1.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	14,404	14,404
Securities Lending Collateral 0.3%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	4,119	4,119
Total Short Term Investments (cost $18,523)		18,523
Total Investments 100.2% (cost $1,123,143)		1,243,202
Other Assets and Liabilities, Net (0.2)%		(2,554)
Total Net Assets 100.0%		1,240,648

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Short Term Investments in Affiliates

Certain Funds invested in a money market fund which is managed by Jackson National Asset Management, LLC. The JNL Government Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. Jackson National Asset Management, LLC serves as the Adviser and Administrator for the JNL Government Money Market Fund. The Funds sub-advised by T. Rowe Price Associates, Inc. invested in T. Rowe Price Government Reserve Fund as a cash management tool. The total value and cost of these investments is included in investments – affiliated in the Statements of Assets and Liabilities and the associated income is included in affiliated income in the Statements of Operations. There was no realized or unrealized gain or loss relating to transactions in these investments during the year ended December 31, 2018. The following table details the investments held during the year ended December 31, 2018.

JNL Government Money Market Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL/AB Dynamic Asset Allocation Fund	1,129	16,757	16,818	24	1,068	3.3
JNL/AQR Large Cap Relaxed Constraint Equity Fund	10,017	176,658	179,388	129	7,287	1.8
JNL/AQR Managed Futures Strategy Fund	122,472	87,557	142,977	1,662	67,052	30.1
JNL/BlackRock Global Allocation Fund	—	41,300	41,300	4	—	—
JNL/BlackRock Global Natural Resources Fund	13,984	248,184	250,165	127	12,003	1.9
JNL/BlackRock Large Cap Select Growth Fund	1,453	1,074,205	1,013,572	857	62,086	2.0
JNL/Boston Partners Global Long Short Equity Fund	—	360,852	360,852	267	—	—
JNL/Causeway International Value Select Fund	49,650	310,324	325,968	671	34,006	2.3
JNL/ClearBridge Large Cap Growth Fund	13,225	157,889	159,292	315	11,822	2.1
JNL/Crescent High Income Fund	9,431	312,621	292,197	342	29,855	4.9
JNL/DFA U.S. Core Equity Fund	908	100,947	99,048	50	2,807	0.3
JNL/DoubleLine Core Fixed Income Fund	71,808	1,090,405	1,133,413	701	28,800	0.8
JNL/DoubleLine Emerging Markets Fixed Income Fund	5,952	224,206	230,158	123	—	—
JNL/DoubleLine Shiller Enhanced CAPE Fund	172,413	668,327	817,032	1,790	23,708	1.7
JNL/First State Global Infrastructure Fund	22,042	574,078	595,315	414	805	0.1
JNL/FPA + DoubleLine Flexible Allocation Fund	45,046	1,084,803	1,078,085	771	51,764	3.2
JNL/Franklin Templeton Global Fund	42,938	144,076	159,048	587	27,966	3.4
JNL/Franklin Templeton Global Multisector Bond Fund	119,176	931,867	844,668	4,832	206,375	13.4
JNL/Franklin Templeton Income Fund	172,927	773,618	823,006	2,505	123,539	5.7
JNL/Franklin Templeton International Small Cap Fund	32,631	120,354	130,508	397	22,477	4.1
JNL/Franklin Templeton Mutual Shares Fund	68,885	265,563	220,357	1,345	114,091	11.8
JNL/Goldman Sachs Core Plus Bond Fund	57,000	960,995	986,960	994	31,035	3.3
JNL/Goldman Sachs Emerging Markets Debt Fund	500	266,628	248,067	288	19,061	6.9
JNL/GQG Emerging Markets Equity Fund	8,056	315,251	321,112	232	2,195	0.5
JNL/Harris Oakmark Global Equity Fund	56,264	247,149	289,868	326	13,545	1.7
JNL/Heitman U.S. Focused Real Estate Fund	—	171,923	169,877	29	2,046	1.4
JNL/Invesco China-India Fund	29,736	139,659	169,395	58	—	—
JNL/Invesco Diversified Dividend Fund	41,368	108,997	109,595	816	40,770	8.5
JNL/Invesco Global Real Estate Fund	19,118	313,713	317,092	193	15,739	1.2
JNL/Invesco International Growth Fund	106,195	290,502	361,209	973	35,488	3.4
JNL/Invesco Small Cap Growth Fund	45,354	396,166	393,597	1,060	47,923	2.8
JNL/JPMorgan Hedged Equity Fund	—	104,008	83,742	63	20,266	19.7
JNL/JPMorgan MidCap Growth Fund	75,874	630,105	694,959	1,092	11,020	0.6
JNL/JPMorgan U.S. Government & Quality Bond Fund	69,010	393,349	373,546	720	88,813	8.3
JNL/Lazard Emerging Markets Fund	12,343	157,992	156,148	448	14,187	1.9
JNL/Loomis Sayles Global Growth Fund	—	312,761	310,293	61	2,468	1.0
JNL/Mellon Capital Consumer Staples Sector Fund	193	42,976	42,332	12	837	1.3
JNL/Mellon Capital Emerging Markets Index Fund	22,088	238,972	253,089	277	7,971	0.7
JNL/Mellon Capital European 30 Fund	—	40,666	40,666	9	—	—
JNL/Mellon Capital Industrials Sector Fund	251	52,562	52,630	8	183	0.6
JNL/Mellon Capital Materials Sector Fund	312	55,825	56,078	10	59	0.4
JNL/Mellon Capital Pacific Rim 30 Fund	324	59,883	59,442	22	765	0.3
JNL/Mellon Capital Real Estate Sector Fund	77	50,805	50,447	10	435	0.9
JNL/Mellon Capital S&P 500 Index Fund	179,483	634,883	680,313	1,356	134,053	1.9
JNL S&P 500 Index Fund	63	25,881	25,413	6	531	1.9
JNL/Mellon Capital S&P 400 MidCap Index Fund	16,716	418,590	409,176	657	26,130	1.0
JNL/Mellon Capital S&P 1500 Growth Index Fund	29	122,049	120,809	28	1,269	0.9
JNL/Mellon Capital S&P 1500 Value Index Fund	20	21,261	20,417	6	864	2.5
JNL/Mellon Capital Small Cap Index Fund	7,775	366,351	367,912	244	6,214	0.3
JNL/Mellon Capital International Index Fund	36,310	137,719	169,879	107	4,150	0.3
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	239	12,381	12,396	3	224	0.8
JNL/Mellon Capital Bond Index Fund	87,692	154,766	174,357	1,321	68,101	6.3
JNL/Mellon Capital Utilities Sector Fund	—	84,479	83,345	25	1,134	0.7
JNL/MFS Mid Cap Value Fund	16,584	202,959	207,250	212	12,293	1.0
JNL/Morningstar Wide Moat Index Fund	—	516,638	509,160	70	7,478	1.6
JNL Multi-Manager Alternative Fund	266,872	1,311,920	1,369,852	4,587	208,940	19.4
JNL Multi-Manager International Small Cap Fund	—	340,325	333,579	128	6,746	2.7
JNL Multi-Manager Mid Cap Fund	29,934	333,196	344,620	357	18,510	2.0
JNL Multi-Manager Small Cap Growth Fund	34,196	754,778	754,591	877	34,383	1.9

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL Government Money Market Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL Multi-Manager Small Cap Value Fund	24,398	435,914	434,235	506	26,077	2.4
JNL/Neuberger Berman Strategic Income Fund	2,144	363,396	347,659	110	17,881	2.6
JNL/Oppenheimer Emerging Markets Innovator Fund	24,366	261,943	260,480	472	25,829	5.5
JNL/Oppenheimer Global Growth Fund	74,260	406,570	463,851	621	16,979	0.8
JNL/PPM America Floating Rate Income Fund	57,804	511,645	530,563	1,010	38,886	2.4
JNL/PPM America High Yield Bond Fund	34,304	694,366	697,967	698	30,703	1.6
JNL/PPM America Mid Cap Value Fund	1,621	99,544	99,042	43	2,123	0.4
JNL/PPM America Small Cap Value Fund	11,913	168,100	177,958	54	2,055	0.4
JNL/PPM America Total Return Fund	29,655	453,791	474,335	384	9,111	0.8
JNL/PPM America Value Equity Fund	1,785	30,772	31,577	13	980	0.5
JNL/S&P Competitive Advantage Fund	1,276	238,139	232,454	90	6,961	0.3
JNL/S&P Dividend Income & Growth Fund	13,107	271,246	284,189	59	164	—
JNL/S&P International 5 Fund	231	12,579	12,660	5	150	0.3
JNL/S&P Intrinsic Value Fund	4,728	238,734	229,600	112	13,862	0.6
JNL/S&P Mid 3 Fund	1,338	28,583	29,072	9	849	0.4
JNL/S&P Total Yield Fund	5,376	215,048	200,836	104	19,588	1.1
JNL/Scout Unconstrained Bond Fund	105,814	343,869	416,158	380	33,525	8.6
JNL/T. Rowe Price Established Growth Fund	6,000	202,183	204,527	76	3,656	—
JNL/T. Rowe Price Managed Volatility Balanced Fund	—	616,391	610,220	98	6,171	1.3
JNL/T. Rowe Price Mid-Cap Growth Fund	3,809	170,894	170,811	80	3,892	0.1
JNL/T. Rowe Price Short-Term Bond Fund	2,000	219,912	214,554	71	7,358	0.4
JNL/T. Rowe Price Value Fund	3,831	161,604	162,075	66	3,360	0.1
JNL/Vanguard Growth ETF Allocation Fund	552	125,843	126,018	29	377	0.2
JNL/Vanguard Moderate ETF Allocation Fund	1,017	66,448	67,456	16	9	—
JNL/Vanguard Moderate Growth ETF Allocation Fund	1,019	92,400	93,129	24	290	0.1
JNL/Westchester Capital Event Driven Fund	15,455	229,148	226,845	107	17,758	7.5
JNL/WMC Balanced Fund	519,298	1,131,067	1,561,117	6,064	89,248	1.2
JNL/WMC Value Fund	46,407	232,379	264,382	346	14,404	1.2

T. Rowe Price Government Reserve Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL/T. Rowe Price Established Growth Fund	47,453	1,563,840	1,588,303	1,309	22,990	0.3
JNL/T. Rowe Price Managed Volatility Balanced Fund	—	147,810	105,005	546	42,805	9.0
JNL/T. Rowe Price Mid-Cap Growth Fund	271,264	777,937	746,678	7,000	302,523	5.9
JNL/T. Rowe Price Short-Term Bond Fund	1,816	442,557	442,286	140	2,087	0.1
JNL/T. Rowe Price Value Fund	22,537	1,174,349	1,168,640	421	28,246	0.7

Certain Funds participating in securities lending receive cash collateral daily, which is invested by JPMorgan Chase Bank, N.A. or State Street Bank and Trust Company in the JNL Securities Lending Collateral Fund, which is an affiliate of the Funds' Adviser. Jackson National Asset Management, LLC serves as the Adviser and Administrator for the JNL Securities Lending Collateral Fund. The Fund receives income from the investment in the JNL Securities Lending Collateral Fund, which is aggregated with lending fees and rebates negotiated with the borrower. The total value and cost of these investments is included in Investments - affiliated in the Statements of Assets and Liabilities and the income is included in Affiliated income in the Statements of Operations. Prior to August 13, 2018, for the Funds for which JPMorgan Chase Bank, N.A. is the securities lending agent, the cash collateral was invested in the Securities Lending Cash Collateral Fund LLC, a limited liability company sponsored by the Adviser, and for the Funds for which State Street Bank and Trust Company is the securities lending agent, the cash collateral was invested in the State Street Navigator Securities Lending Trust. There was no realized or unrealized gain or loss relating to transactions in the cash collateral investments during the year ended December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 305.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Currency Abbreviations:

ARS - Argentine Peso	DOP - Dominican Peso	KRW - Korean Won	THB - Thai Baht
AUD - Australian Dollar	EGP - Egyptian Pound	MXN - Mexican Peso	TRY - New Turkish Lira
BRL - Brazilian Real	EUR - European Currency Unit (Euro)	MYR - Malaysian Ringgit	TWD - Taiwan Dollar
CAD - Canadian Dollar	GBP - British Pound	NOK - Norwegian Krone	USD - United States Dollar
CHF - Swiss Franc	GHS - Ghanaian Cedi	NZD - New Zealand Dollar	ZAR - South African Rand
CLP - Chilean Peso	HKD - Hong Kong Dollar	PEN - Peruvian Nuevo Sol
CNH - Chinese Offshore Yuan	HUF - Hungarian Forint	PHP - Philippine Peso
CNY - Chinese Yuan	IDR - Indonesian Rupiah	PLN - Polish Zloty
COP - Colombian Peso	ILS - Israeli New Shekel	RUB - Russian Ruble
CZK - Czech Republic Korunas	INR - Indian Rupee	SEK - Swedish Krona
DKK - Danish Krone	JPY - Japanese Yen	SGD - Singapore Dollar

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%	iTraxx - Group of international credit derivative indices monitored by the
ABS - Asset-Backed Security	International Index Company
ADR - American Depositary Receipt	KCBT - Kansas City Board of Trade
ADS - American Depositary Share	JIBAR - South African Johannesburg Interbank Agreed Rate
ASX - Australian Stock Exchange	KOSPI - Korea Composite Stock Price Index
AU - Australia	LIBOR - London Interbank Offered Rate
BRAZIBOR - Brazil Interbank Offered Rate	LME - London Metal Exchange
BUBOR - Budapest Interbank Offered Rate	MBS - Mortgage-Backed Security
CAPE - Cyclically Adjusted Price Earnings	MEXIBOR - Mexico Interbank Offered Rate
CDO - Collateralized Debt Obligation	MICEX - Moscow Interbank Currency Exchange Index
CDI - Chess Depositary Interest	MSCI - Morgan Stanley Capital International
CDX.EM - Credit Default Swap Index - Emerging Markets	NASDAQ - National Association of Securities Dealers Automated Quotations
CDX.NA.HY - Credit Derivatives Index - North American - High Yield	NIBOR - Norway Interbank Offered Rate
CDX.NA.IG - Credit Derivatives Index - North American - Investment Grade	NVDR - Non-Voting Depositary Receipt
CLO - Collateralized Loan Obligation	NYRS - New York Registered Share
CMBX.NA - Commercial Mortgage-backed Securities Index – North American	OAO - Russian Open Joint Stock Company
CPURNSA - CPI Urban Consumers Index Non-Seasonally Adjusted	OAT - Obligations Assimilables du Tresor
CVA - Commanditaire Vennootschap op Aandelen	OJSC - Open Joint Stock Company
DIP - Debtor-in-possession	OMX - Option Market Index
EAFE - Europe, Australia and Far East	PRIBOR - Czech Interbank Offered Rate
ETF - Exchange Traded Fund	PJSC - Private Joint Stock Co.
EURIBOR - Europe Interbank Offered Rate	RBOB - Reformulated Blendstock for Oxygenate Blending
Euro-Bobl - debt instrument issued by the Federal Republic of Germany	REIT - Real Estate Investment Trust
with a term of 4.5 to 5.5 years	REMIC - Real Estate Mortgage Investment Conduit
Euro-Bund - debt instrument issued by the Federal Republic of Germany	RTS - Russian Trading System
with a term of 8.5 to 10.5 years	SDR - Swedish Depositary Receipt
Euro-Buxl - debt instrument issued by the Federal Republic of Germany	S&P - Standard & Poor's
with a term of 24 to 35 years	SOFR - Secured Overnight Financing Rate
Euro-BTP - debt instrument issued by the Republic of Italy	SPDR - Standard & Poor's Depositary Receipt
with a term of 2 to 11 years	SPI - Schedule Performance Index
Euro-OAT - debt instrument issued by the Republic of France	STIBOR - Stockholm Interbank Offered Rate
with a term of 8.5 to 10.5 years	TBA - To Be Announced (Securities purchased on a delayed delivery basis)
Euro-Schatz - debt instrument issued by the Federal Republic of Germany	TBD - To Be Determined
with a term of 1.75 to 2.25 years	TELBOR - Tel Aviv Interbank Offered Rate
EU - European Union	UFJ - United Financial of Japan
FDR - Fiduciary Depositary Receipt	ULSD - Ultra-low sulfur diesel
FTSE - Financial Times and the London Stock Exchange	US - United States
FX - Foreign Exchange	WIBOR - Poland Warsaw Interbank Offered Rate
GB - United Kingdom	WTI - West Texas Intermediate
GDR - Global Depositary Receipt
HIBOR - Hong Kong Interbank Offered Rate
HICP - Harmonised Index of Consumer Prices
IBEX - Spanish Exchange Index
ICE - Intercontinental Exchange

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Counterparty Abbreviations:

ANZ - ANZ Banking Group LTD.	CSI - Credit Suisse Securities, LLC	RBS - Royal Bank of Scotland
BBH - Brown Brothers Harriman & Co.	DUB - Deutsche Bank Alex Brown Inc.	SCB - Standard Chartered Bank
BCL - Barclays Capital Inc.	GSC - Goldman Sachs & Co.	SGA - SG Americas Securities LLC
BNP - BNP Paribas Securities	HSB - HSBC Securities Inc.	SGB - Societe Generale Bannon LLC
BNY - BNY Capital Markets	JPM - J.P. Morgan Securities Inc.	SIC - Standard Investment Chartered Inc.
BOA - Bancamerica Securities/Bank of America NA	MBL - Macquarie Bank Limited	SSB - State Street Brokerage Services, Inc.
CCI - Citicorp Securities Inc.	MLP - Merrill Lynch Professional Clearing Corp.	TDB - Toronto-Dominion Bank
CGM - Citigroup Global Markets	MSC - Morgan Stanley & Co. Inc.	UBS - UBS Securities, LLC
CIB - Canadian Imperial Bank of Commerce	NSI - Nomura Securities International Inc.
CIT - Citibank, Inc.	RBC - Royal Bank of Canada

1Rounded par and notional amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts or unrounded notional. Futures are quoted in unrounded contracts.

2For Funds with derivatives that received or paid periodic payments, the frequency of periodic payments are defined as follows: (A) - Annually; (B) - Bi-Monthly; (D) - Daily; (E) - Expiration Date; (M) - Monthly; (N) - Non-Regular; (Q) - Quarterly; (S) - Semi-Annually; (T) - Semi-Monthly; (W) - Weekly.

3If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

4If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

5Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

6The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

7The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

8If the Fund is a buyer of protection, the Fund pays the fixed rate. If the Fund is a seller of protection, the Fund receives the fixed rate.

9Total return swap agreements where the reference entity is a futures contract do not pay/receive periodic interest payments.

10Swaptions are illiquid investments.

11Payments delivered or received are based on the notional amount.

* A Summary Schedule of Investments is presented for this portfolio. For all items listed as "Other Securities" in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2018. Certain footnotes may apply to securities included in “Other Securities” and are referenced in the complete Schedule of Investments. A complete Schedule of Investments is available without charge, upon request, by calling the Jackson Service Center at 1-800-644-4565 or by visiting the Commission’s website, www.sec.gov.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/AB Dynamic Asset Allocation Fund(a)	JNL/AQR Large Cap Relaxed Constraint Equity Fund	JNL/AQR Managed Futures Strategy Fund(a)	JNL/BlackRock Global Allocation Fund(a)	JNL/BlackRock Global Natural Resources Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Boston Partners Global Long Short Equity Fund
Assets
Investments - unaffiliated, at value	$30,780	$510,823	$134,359	$3,427,802	$616,219	$3,070,509	$444,444
Investments - affiliated, at value	6,170	7,287	67,052	65,999	25,011	62,086	140
Purchased options, at value	—	—	—	8,291	—	—	—
Forward foreign currency contracts	36	—	1,896	2,562	—	—	37
Variation margin on futures/futures options contracts	22	34	417	37	—	—	—
Variation margin on swap agreements	—	—	—	657	—	—	—
OTC swap agreements	413	—	188	1,480	—	—	148
Cash	671	82	5,500	14,591	—	—	197
Cash collateral segregated for short sales	—	818	—	25,916	—	—	167,447
Foreign currency	6	—	470	—	164	—	183
Receivable from:
Investment securities sold	—	—	5	6,989	—	—	2,836
Fund shares sold	41	85	92	2,263	842	5,512	214
Dividends and interest	46	508	165	10,961	1,564	587	987
Deposits with brokers and counterparties	—	231	16,846	12,616	—	—	1,580
Other assets	—	—	—	23	—	—	—
Total assets	38,185	519,868	226,990	3,580,187	643,800	3,138,694	618,213
Liabilities
Cash overdraft	—	—	—	—	77	—	—
Foreign currency overdraft	—	—	—	342	—	—	—
Securities sold short, at value	—	115,241	—	20,235	—	—	166,175
Written options, at value	—	—	—	26,586	—	—	1,257
Forward foreign currency contracts	87	—	2,890	2,809	—	—	12
Variation margin on futures/futures options contracts	25	—	1,054	60	—	—	—
Variation margin on swap agreements	—	—	—	182	—	—	—
OTC swap agreements	70	—	72	—	—	—	465
Deferred foreign capital gains tax liability	—	—	—	177	—	—	—
Payable for:
Investment securities purchased	—	—	—	11,270	—	9,239	6,432
Deposits from counterparties	670	—	—	2,367	—	—	—
Return of securities loaned	5,102	818	—	39,433	13,008	—	140
Dividends/interest on securities sold short	—	147	—	—	—	—	185
Interest expense and brokerage charges	—	75	—	57	—	—	—
Fund shares redeemed	20	157	177	3,757	705	5,760	219
Advisory fees	18	239	162	1,799	297	1,285	417
Administrative fees	4	52	29	440	82	271	57
12b-1 fees (Class A)	2	19	8	225	40	149	2
Board of trustee fees	1	13	26	101	58	111	12
Chief compliance officer fees	—	—	—	4	1	4	1
Other expenses	—	1	—	43	1	6	1
Total liabilities	5,999	116,762	4,418	109,887	14,269	16,825	175,375
Net assets	$32,186	$403,106	$222,572	$3,470,300	$629,531	$3,121,869	$442,838
Net assets consist of:
Paid-in capital	$32,355	$403,117	$221,398	$3,569,819	$838,577	$3,121,975	$442,876
Total distributable earnings (loss)	(169)	(11)	1,174	(99,519)	(209,046)	(106)	(38)
Net assets	$32,186	$403,106	$222,572	$3,470,300	$629,531	$3,121,869	$442,838
Net assets - Class A	$32,186	$303,958	$114,271	$3,460,330	$628,346	$2,337,258	$36,208
Shares outstanding - Class A	3,059	28,473	15,044	304,823	88,478	68,771	3,728
Net asset value per share - Class A	$10.52	$10.68	$7.60	$11.35	$7.10	$33.99	$9.71
Net assets - Class I	$—	$99,148	$108,301	$9,970	$1,185	$784,611	$406,630
Shares outstanding - Class I	—	9,149	14,133	871	166	22,119	41,669
Net asset value per share - Class I	$10.55	$10.84	$7.66	$11.45	$7.16	$35.47	$9.76
Investments - unaffiliated, at cost	$30,894	$526,414	$134,365	$3,482,123	$719,050	$2,498,658	$478,614
Investments - affiliated, at cost	6,170	7,287	67,052	68,415	25,011	62,086	140
Purchased options, at cost	—	—	—	18,938	—	—	—
Foreign currency cost	6	—	467	—	164	—	181
Proceeds from securities sold short	—	141,545	—	23,922	—	—	181,433
Premiums from written options	—	—	—	17,112	—	—	3,068
Securities on loan included in
investments - unaffiliated, at value	5,204	800	—	32,962	12,707	—	153

(a)	Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/Causeway International Value Select Fund	JNL/ClearBridge Large Cap Growth Fund	JNL/Crescent High Income Fund	JNL/DFA U.S. Core Equity Fund	JNL/DoubleLine Core Fixed Income Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund	JNL/DoubleLine Shiller Enhanced CAPE Fund
Assets
Investments - unaffiliated, at value	$1,434,695	$558,422	$571,004	$1,020,932	$3,373,975	$494,088	$1,464,886
Investments - affiliated, at value	63,235	16,493	55,920	11,894	49,991	18,177	23,708
Forward foreign currency contracts	2	—	—	—	—	—	—
OTC swap agreements	—	—	—	—	—	—	881
Cash	—	—	1,327	527	1,512	—	1,106
Foreign currency	45	—	—	—	3,093	—	—
Receivable from:
Investment securities sold	495	—	1,818	—	3,048	605	2,705
Fund shares sold	958	484	862	1,187	2,164	707	2,199
Dividends and interest	5,441	355	8,186	1,049	22,683	8,128	7,400
Adviser	—	—	—	3	—	—	21
Total assets	1,504,871	575,754	639,117	1,035,592	3,456,466	521,705	1,502,906
Liabilities
Cash overdraft	—	—	—	—	—	480	—
OTC swap agreements	—	—	—	—	—	—	119,446
Payable for:
Investment securities purchased	1,351	—	3,032	750	4,735	—	3,998
Return of securities loaned	29,229	4,671	26,065	9,087	21,191	18,177	—
Fund shares redeemed	410	909	725	890	7,185	1,431	992
Advisory fees	655	246	288	360	1,071	278	717
Administrative fees	190	74	78	90	288	64	181
12b-1 fees (Class A)	30	8	6	62	184	1	54
Board of trustee fees	47	4	10	28	206	5	16
Chief compliance officer fees	2	1	1	1	4	1	2
Other expenses	3	1	1	2	7	1	2
Total liabilities	31,917	5,914	30,206	11,270	34,871	20,438	125,408
Net assets	$1,472,954	$569,840	$608,911	$1,024,322	$3,421,595	$501,267	$1,377,498
Net assets consist of:
Paid-in capital(a)	$1,570,532	$557,340	$608,920	$863,434	$3,410,897	$501,271	$1,377,515
Total distributable earnings (loss)(a)	(97,578)	12,500	(9)	160,888	10,698	(4)	(17)
Net assets	$1,472,954	$569,840	$608,911	$1,024,322	$3,421,595	$501,267	$1,377,498
Net assets - Class A	$456,772	$118,866	$86,713	$968,172	$2,790,974	$13,801	$848,145
Shares outstanding - Class A	32,804	10,973	8,672	78,569	222,441	1,298	68,314
Net asset value per share - Class A	$13.92	$10.83	$10.00	$12.32	$12.55	$10.63	$12.42
Net assets - Class I	$1,016,182	$450,974	$522,198	$56,150	$630,621	$487,466	$529,353
Shares outstanding - Class I	71,144	41,496	52,720	4,295	46,594	46,665	42,556
Net asset value per share - Class I	$14.28	$10.87	$9.91	$13.07	$13.53	$10.45	$12.44
Investments - unaffiliated, at cost	$1,641,940	$545,392	$602,408	$839,743	$3,429,313	$520,004	$1,484,611
Investments - affiliated, at cost	63,235	16,493	55,920	11,894	49,991	18,177	23,708
Foreign currency cost	40	—	—	—	3,113	—	—
Securities on loan included in
investments - unaffiliated, at value	60,539	7,331	25,631	18,235	28,514	29,653	—

(a)

For funds structured as partnerships, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/First State Global Infrastructure Fund	JNL/FPA + DoubleLine Flexible Allocation Fund	JNL/Franklin Templeton Global Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Fund	JNL/Franklin Templeton Mutual Shares Fund
Assets
Investments - unaffiliated, at value	$857,046	$1,612,315	$790,504	$1,295,256	$2,016,290	$531,004	$854,838
Investments - affiliated, at value	45,609	60,590	47,760	206,375	263,853	37,070	114,091
Forward foreign currency contracts	—	—	—	6,523	—	1	464
Cash	15	—	29	2,013	729	35	78
Cash collateral segregated for short sales	—	42,581	—	—	—	—	—
Foreign currency	1,474	—	—	4,517	—	—	104
Receivable from:
Investment securities sold	4,516	4,572	305	—	—	207	—
Fund shares sold	251	1,081	1,303	1,696	2,264	833	548
Dividends and interest	3,091	3,329	1,769	13,705	18,165	1,231	3,130
Deposits with brokers and counterparties	—	—	—	30,539	—	—	589
Other assets	—	1	—	2	—	—	—
Total assets	912,002	1,724,469	841,670	1,560,626	2,301,301	570,381	973,842
Liabilities
Cash overdraft	—	41,805	—	—	—	—	—
Foreign currency overdraft	—	—	23	—	—	—	—
Securities sold short, at value	—	55,249	—	—	—	—	—
Forward foreign currency contracts	—	—	—	14,517	—	—	68
Variation margin on swap agreements	—	—	—	1,829	—	—	—
Deferred foreign capital gains tax liability	—	—	—	4	—	—	—
Payable for:
Investment securities purchased	—	6,035	—	—	5,187	243	7,493
Deposits from counterparties	—	—	—	2,031	—	—	589
Return of securities loaned	44,804	8,826	19,794	—	140,314	14,593	—
Interest expense and brokerage charges	—	248	—	—	—	—	—
Fund shares redeemed	934	1,452	1,301	3,184	1,813	389	746
Advisory fees	530	928	407	746	977	383	502
Administrative fees	114	210	108	198	187	72	84
12b-1 fees (Class A)	48	97	28	44	114	36	37
Board of trustee fees	27	85	42	50	94	19	47
Chief compliance officer fees	1	2	1	2	3	1	1
Other expenses	1	2	16	62	4	14	2
Total liabilities	46,459	114,939	21,720	22,667	148,693	15,750	9,569
Net assets	$865,543	$1,609,530	$819,950	$1,537,959	$2,152,608	$554,631	$964,273
Net assets consist of:
Paid-in capital	$965,427	$1,723,022	$823,981	$1,569,246	$2,152,713	$590,356	$964,303
Total distributable earnings (loss)	(99,884)	(113,492)	(4,031)	(31,287)	(105)	(35,725)	(30)
Net assets	$865,543	$1,609,530	$819,950	$1,537,959	$2,152,608	$554,631	$964,273
Net assets - Class A	$727,790	$1,497,869	$430,487	$663,191	$1,753,784	$553,186	$572,358
Shares outstanding - Class A	57,607	136,052	46,299	61,393	160,236	64,715	56,682
Net asset value per share - Class A	$12.63	$11.01	$9.30	$10.80	$10.95	$8.55	$10.10
Net assets - Class I	$137,753	$111,661	$389,463	$874,768	$398,824	$1,445	$391,915
Shares outstanding - Class I	10,849	10,097	41,728	80,224	38,134	167	38,424
Net asset value per share - Class I	$12.70	$11.06	$9.33	$10.90	$10.46	$8.65	$10.20
Investments - unaffiliated, at cost	$922,312	$1,740,618	$898,507	$1,428,065	$2,106,717	$578,793	$846,657
Investments - affiliated, at cost	45,609	60,590	47,760	206,375	263,853	37,070	114,091
Foreign currency cost	1,446	—	—	4,541	—	—	104
Proceeds from securities sold short	—	65,423	—	—	—	—	—
Securities on loan included in
investments - unaffiliated, at value	42,638	8,651	27,356	6,973	142,177	31,889	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/GQG Emerging Markets Equity Fund	JNL/Harris Oakmark Global Equity Fund	JNL/Heitman U.S. Focused Real Estate Fund	JNL/Invesco China-India Fund	JNL/Invesco Diversified Dividend Fund
Assets
Investments - unaffiliated, at value	$1,015,631	$243,143	$458,272	$795,750	$140,341	$521,417	$442,754
Investments - affiliated, at value	38,011	22,074	2,195	13,545	2,046	6,194	48,118
Purchased options, at value	1,340	—	—	—	—	—	—
Forward foreign currency contracts	1,545	2,055	—	562	—	—	—
Variation margin on futures/futures options contracts	435	35	—	—	—	—	—
Variation margin on swap agreements	112	49	—	—	—	—	—
OTC swap agreements	37	160	—	—	—	—	—
OTC swap premiums paid	149	317	—	—	—	—	—
Cash	3,273	1,457	—	—	1	—	135
Foreign currency	128	859	—	—	—	2,085	232
Receivable from:
Investment securities sold	79,746	—	2,415	1,053	—	1,614	—
Fund shares sold	197	172	918	689	121	1,371	180
Dividends and interest	6,665	4,613	129	2,023	611	263	1,126
Adviser	—	—	—	—	—	1	—
Deposits with brokers and counterparties	8,057	7,201	—	—	—	—	—
Other assets	—	—	—	—	—	1	—
Total assets	1,155,326	282,135	463,929	813,622	143,120	532,946	492,545
Liabilities
Cash overdraft	—	—	—	—	—	3,147	—
Forward sales commitments, at value	40,898	—	—	—	—	—	—
Written options, at value	1,017	—	—	—	—	—	—
Forward foreign currency contracts	1,787	1,076	—	—	—	—	207
Variation margin on futures/futures options contracts	142	54	—	—	—	—	—
Variation margin on swap agreements	190	19	—	—	—	—	—
OTC swap agreements	499	664	—	—	—	—	—
OTC swap premiums received	85	185	—	—	—	—	—
Deferred foreign capital gains tax liability	—	—	163	—	—	—	—
Payable for:
Investment securities purchased	149,696	—	458	—	194	4	4,071
Deposits from counterparties	—	50	—	—	—	—	—
Return of securities loaned	6,976	3,013	—	—	—	6,194	7,348
Fund shares redeemed	2,116	391	2,079	366	9	881	151
Advisory fees	346	145	355	503	83	339	218
Administrative fees	81	35	59	105	19	68	62
12b-1 fees (Class A)	57	8	1	26	—	34	3
Board of trustee fees	58	27	3	31	1	24	4
Chief compliance officer fees	1	—	1	1	—	1	1
Other expenses	8	11	15	1	—	24	1
Total liabilities	203,957	5,678	3,134	1,033	306	10,716	12,066
Net assets	$951,369	$276,457	$460,795	$812,589	$142,814	$522,230	$480,479
Net assets consist of:
Paid-in capital	$978,080	$345,479	$518,947	$970,176	$153,514	$474,556	$502,133
Total distributable earnings (loss)	(26,711)	(69,022)	(58,152)	(157,587)	(10,700)	47,674	(21,654)
Net assets	$951,369	$276,457	$460,795	$812,589	$142,814	$522,230	$480,479
Net assets - Class A	$859,612	$125,911	$18,433	$405,484	$3,046	$521,577	$50,717
Shares outstanding - Class A	76,798	11,981	2,062	43,942	324	60,229	5,318
Net asset value per share - Class A	$11.19	$10.51	$8.94	$9.23	$9.39	$8.66	$9.54
Net assets - Class I	$91,757	$150,546	$442,362	$407,105	$139,768	$653	$429,762
Shares outstanding - Class I	8,048	14,153	49,262	44,031	14,869	75	44,875
Net asset value per share - Class I	$11.40	$10.64	$8.98	$9.25	$9.40	$8.75	$9.58
Investments - unaffiliated, at cost	$1,028,191	$271,876	$469,951	$1,000,777	$150,585	$496,251	$482,463
Investments - affiliated, at cost	38,011	22,074	2,195	13,545	2,046	6,194	48,118
Purchased options, at cost	993	—	—	—	—	—	—
Foreign currency cost	128	859	—	—	—	2,085	231
Proceeds from forward sales commitments	40,469	—	—	—	—	—	—
Premiums from written options	992	—	—	—	—	—	—
Securities on loan included in
investments - unaffiliated, at value	6,826	2,958	—	—	—	11,259	8,584

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan Hedged Equity Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund
Assets
Investments - unaffiliated, at value	$1,263,605	$998,161	$1,690,756	$96,649	$1,810,161	$978,767	$724,132
Investments - affiliated, at value	17,461	50,124	97,934	20,266	51,958	89,043	27,956
Purchased options, at value	—	—	—	2,275	—	—	—
Variation margin on futures/futures options contracts	—	—	—	15	—	—	—
Cash	504	—	263	—	59	—	—
Foreign currency	1,397	1,731	—	—	—	—	1
Receivable from:
Investment securities sold	1,353	2,311	910	10,343	—	2	279
Fund shares sold	525	1,165	2,498	162	1,878	1,375	1,442
Dividends and interest	5,487	3,052	527	136	445	3,776	1,392
Adviser	—	—	—	—	6	2	—
Deposits with brokers and counterparties	—	—	—	205	—	—	—
Total assets	1,290,332	1,056,544	1,792,888	130,051	1,864,507	1,072,965	755,202
Liabilities
Cash overdraft	—	—	—	79	—	—	—
Written options, at value	—	—	—	2,661	—	—	—
Forward foreign currency contracts	5	27	—	—	—	—	—
Deferred foreign capital gains tax liability	—	—	—	—	—	—	2,647
Payable for:
Investment securities purchased	578	6,274	1,165	23,848	966	—	19
Return of securities loaned	1,722	14,636	50,011	—	40,938	230	13,769
Fund shares redeemed	1,588	1,324	1,521	290	2,186	2,155	1,430
Advisory fees	669	467	1,009	42	819	262	485
Administrative fees	169	134	154	13	158	89	95
12b-1 fees (Class A)	74	54	100	1	91	55	24
Board of trustee fees	66	54	40	—	53	67	58
Chief compliance officer fees	2	1	2	—	2	1	1
Other expenses	9	3	4	—	4	3	24
Total liabilities	4,882	22,974	54,006	26,934	45,217	2,862	18,552
Net assets	$1,285,450	$1,033,570	$1,738,882	$103,117	$1,819,290	$1,070,103	$736,650
Net assets consist of:
Paid-in capital	$1,373,472	$1,001,510	$1,594,717	$105,550	$1,819,336	$1,070,167	$904,898
Total distributable earnings (loss)	(88,022)	32,060	144,165	(2,433)	(46)	(64)	(168,248)
Net assets	$1,285,450	$1,033,570	$1,738,882	$103,117	$1,819,290	$1,070,103	$736,650
Net assets - Class A	$1,125,411	$827,489	$1,574,523	$19,436	$1,426,313	$838,851	$370,350
Shares outstanding - Class A	126,742	70,692	73,051	2,044	48,257	66,031	40,304
Net asset value per share - Class A	$8.88	$11.71	$21.55	$9.51	$29.56	$12.70	$9.19
Net assets - Class I	$160,039	$206,081	$164,359	$83,681	$392,977	$231,252	$366,300
Shares outstanding - Class I	17,740	16,678	7,323	8,799	12,910	17,303	39,768
Net asset value per share - Class I	$9.02	$12.36	$22.44	$9.51	$30.44	$13.36	$9.21
Investments - unaffiliated, at cost	$1,330,458	$1,033,841	$1,519,418	$103,267	$1,724,406	$990,140	$749,848
Investments - affiliated, at cost	17,461	50,124	97,934	20,266	51,958	89,043	27,956
Purchased options, at cost	—	—	—	2,521	—	—	—
Foreign currency cost	1,395	1,731	—	—	—	—	—
Premiums from written options	—	—	—	2,438	—	—	—
Securities on loan included in
investments - unaffiliated, at value	17,353	25,661	66,145	53	89,860	226	16,369

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/Loomis Sayles Global Growth Fund	JNL/Mellon Capital Consumer Staples Sector Fund	JNL/Mellon Capital Emerging Markets Index Fund	JNL/Mellon Capital European 30 Fund	JNL/Mellon Capital Industrials Sector Fund	JNL/Mellon Capital Materials Sector Fund	JNL/Mellon Capital Pacific Rim 30 Fund
Assets
Investments - unaffiliated, at value	$249,253	$63,457	$1,081,734	$348,891	$29,906	$16,629	$226,076
Investments - affiliated, at value	2,468	1,120	20,666	7,185	538	1,599	2,705
Forward foreign currency contracts	—	—	—	9	—	—	53
Variation margin on futures/futures options contracts	—	1	—	—	2	1	—
Cash	—	—	41	—	2	—	52
Foreign currency	46	—	1,191	330	—	—	2
Receivable from:
Investment securities sold	—	1,036	—	—	—	26	101
Fund shares sold	6	317	1,651	262	30	10	72
Dividends and interest	233	235	885	1,839	32	24	453
Other assets	—	—	16	—	—	—	—
Total assets	252,006	66,166	1,106,184	358,516	30,510	18,289	229,514
Liabilities
Cash overdraft	—	—	—	812	—	—	—
Forward foreign currency contracts	—	—	—	4	—	—	41
Variation margin on futures/futures options contracts	—	—	51	—	—	—	3
Deferred foreign capital gains tax liability	—	—	1,234	—	—	—	—
Payable for:
Investment securities purchased	—	1,721	—	—	43	—	339
Return of securities loaned	—	283	12,695	7,185	355	1,540	1,940
Fund shares redeemed	9	86	1,376	459	11	5	197
Advisory fees	121	13	240	60	6	4	41
Administrative fees	33	9	140	45	4	2	30
12b-1 fees (Class A)	—	4	71	23	2	1	15
Board of trustee fees	1	—	42	10	—	—	8
Chief compliance officer fees	—	—	1	—	—	—	—
Other expenses	—	2	130	1	2	1	—
Total liabilities	164	2,118	15,980	8,599	423	1,553	2,614
Net assets	$251,842	$64,048	$1,090,204	$349,917	$30,087	$16,736	$226,900
Net assets consist of:
Paid-in capital(a)	$281,798	$68,085	$1,118,204	$431,333	$35,600	$20,237	$231,714
Total distributable earnings (loss)(a)	(29,956)	(4,037)	(28,000)	(81,416)	(5,513)	(3,501)	(4,814)
Net assets	$251,842	$64,048	$1,090,204	$349,917	$30,087	$16,736	$226,900
Net assets - Class A	$398	$63,583	$1,085,666	$349,696	$29,549	$16,426	$226,678
Shares outstanding - Class A	45	6,580	110,895	31,423	3,237	1,891	17,035
Net asset value per share - Class A	$8.84	$9.66	$9.79	$11.13	$9.13	$8.69	$13.31
Net assets - Class I	$251,444	$465	$4,538	$221	$538	$310	$222
Shares outstanding - Class I	28,399	48	461	20	59	36	16
Net asset value per share - Class I	$8.85	$9.70	$9.85	$11.24	$9.17	$8.72	$13.46
Investments - unaffiliated, at cost	$277,759	$67,469	$1,074,395	$413,943	$35,412	$20,129	$269,684
Investments - affiliated, at cost	2,468	1,120	20,666	7,185	538	1,599	2,705
Foreign currency cost	46	—	1,192	330	—	—	2
Securities on loan included in
investments - unaffiliated, at value	90	346	23,763	6,610	352	1,509	2,849

(a)

For funds structured as partnerships, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/Mellon Capital Real Estate Sector Fund	JNL/Mellon Capital S&P 500 Index Fund	JNL S&P 500 Index Fund		JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital S&P 1500 Growth Index Fund	JNL/Mellon Capital S&P 1500 Value Index Fund	JNL/Mellon Capital Small Cap Index Fund
Assets
Investments - unaffiliated, at value	$46,358	$7,376,168		$28,117	$2,615,535	$135,440	$34,136	$2,149,365
Investments - affiliated, at value	2,178	226,761		615	137,442	1,844	1,212	112,496
Variation margin on futures/futures options contracts	—	1,188		3	296	4	1	49
Cash	3	325		4	83	1	1	36
Receivable from:
Investment securities sold	—	1,746		22	485	138	19	6,695
Fund shares sold	315	11,017		123	5,748	1,182	746	5,695
Dividends and interest	235	8,308		34	3,120	103	54	2,785
Adviser	—	—		4	—	—	—	—
Other assets	—	—		—	—	—	—	44
Total assets	49,089	7,625,513		28,922	2,762,709	138,712	36,169	2,277,165
Liabilities
Payable for:
Investment securities purchased	266	4,710		240	2,649	1,064	821	6,513
Return of securities loaned	1,743	493,467		28	111,312	575	215	106,282
Fund shares redeemed	18	9,951		7	3,883	204	19	4,527
Advisory fees	10	691		5	331	24	6	277
Administrative fees	6	583		3	233	18	4	192
12b-1 fees (Class A)	3	441		—	155	9	2	125
Board of trustee fees	1	197		—	84	—	—	93
Chief compliance officer fees	—	9		—	3	—	—	3
Other expenses	4	1,224		3	432	10	3	350
Total liabilities	2,051	511,273		286	119,082	1,904	1,070	118,362
Net assets	$47,038	$7,114,240		$28,636	$2,643,627	$136,808	$35,099	$2,158,803
Net assets consist of:
Paid-in capital(a)	$50,025	$5,113,842		$31,443	$2,607,231	$145,106	$38,387	$2,155,013
Total distributable earnings (loss)(a)	(2,987)	2,000,398		(2,807)	36,396	(8,298)	(3,288)	3,790
Net assets	$47,038	$7,114,240		$28,636	$2,643,627	$136,808	$35,099	$2,158,803
Net assets - Class A	$45,116	$6,897,618	$	N/A	$2,427,722	$135,452	$33,867	$1,948,239
Shares outstanding - Class A	4,658	353,889		N/A	135,590	12,783	3,518	122,021
Net asset value per share - Class A	$9.69	$19.49	$	N/A	$17.90	$10.60	$9.63	$15.97
Net assets - Class I	$1,922	$216,622		$28,636	$215,905	$1,356	$1,232	$210,564
Shares outstanding - Class I	198	10,836		2,795	11,813	127	128	12,921
Net asset value per share - Class I	$9.69	$19.99		$10.24	$18.28	$10.64	$9.65	$16.30
Investments - unaffiliated, at cost	$49,319	$5,810,027		$30,914	$2,559,542	$143,738	$37,408	$2,132,332
Investments - affiliated, at cost	2,178	223,595		623	137,442	1,844	1,226	112,496
Securities on loan included in
investments - unaffiliated, at value	1,992	486,406		70	138,399	792	247	127,544

(a)

For funds structured as partnerships, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/Mellon Capital International Index Fund	JNL/Mellon Capital MSCI KLD 400 Social Index Fund	JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Utilities Sector Fund	JNL/MFS Mid Cap Value Fund	JNL/Morningstar Wide Moat Index Fund	JNL Multi-Manager Alternative Fund
Assets
Investments - unaffiliated, at value	$1,558,969	$28,392	$1,080,071	$169,164	$1,187,646	$467,266	$929,563
Investments - affiliated, at value	25,628	576	82,357	3,816	20,601	10,615	208,940
Purchased options, at value	—	—	—	—	—	—	669
Forward foreign currency contracts	126	—	—	—	—	—	2,212
Variation margin on futures/futures options contracts	—	1	—	—	—	62	590
Variation margin on swap agreements	—	—	—	—	—	—	151
OTC swap agreements	—	—	—	—	—	—	4,299
OTC swap premiums paid	—	—	—	—	—	—	1
Cash	137	42	497	5	340	3	5,842
Cash collateral segregated for short sales	—	—	—	—	—	—	35,228
Foreign currency	4,890	—	—	—	—	—	12,811
Receivable from:
Investment securities sold	971	—	29,821	648	—	—	21,005
Fund shares sold	2,606	18	1,688	1,051	1,080	3,883	856
Dividends and interest	6,118	35	6,849	258	2,066	961	4,267
Deposits with brokers and counterparties	—	—	—	—	—	—	38,548
Total assets	1,599,445	29,064	1,201,283	174,942	1,211,733	482,790	1,264,982
Liabilities
Securities sold short, at value	—	—	—	—	—	—	136,272
Forward sales commitments, at value	—	—	3,861	—	—	—	—
Written options, at value	—	—	—	—	—	—	911
Forward foreign currency contracts	40	—	—	—	—	—	1,440
Variation margin on futures/futures options contracts	17	—	—	—	—	—	661
Variation margin on swap agreements	—	—	—	—	—	—	132
OTC swap agreements	—	—	—	—	—	—	7,677
OTC swap premiums received	—	—	—	—	—	—	38
Payable for:
Investment securities purchased	7	163	97,313	1,231	—	368	32,520
Deposits from counterparties	—	—	—	—	—	—	2,509
Return of securities loaned	15,663	225	14,256	2,682	8,308	3,137	—
Dividends/interest on securities sold short	—	—	8	—	—	—	99
Fund shares redeemed	2,199	5	3,146	255	1,228	202	1,773
Advisory fees	218	6	148	27	585	83	1,106
Administrative fees	204	4	92	19	106	63	186
12b-1 fees (Class A)	88	2	56	11	66	5	1
Board of trustee fees	92	—	66	2	65	2	15
Chief compliance officer fees	2	—	1	—	1	1	1
Other expenses	177	7	2	4	2	179	67
Total liabilities	18,707	412	118,949	4,231	10,361	4,040	185,408
Net assets	$1,580,738	$28,652	$1,082,334	$170,711	$1,201,372	$478,750	$1,079,574
Net assets consist of:
Paid-in capital	$1,528,683	$30,149	$1,080,869	$163,525	$1,201,462	$512,334	$1,080,113
Total distributable earnings (loss)	52,055	(1,497)	1,465	7,186	(90)	(33,584)	(539)
Net assets	$1,580,738	$28,652	$1,082,334	$170,711	$1,201,372	$478,750	$1,079,574
Net assets - Class A	$1,356,826	$28,508	$850,576	$169,690	$1,027,972	$86,073	$14,981
Shares outstanding - Class A	113,518	2,702	74,420	12,781	102,098	9,278	1,528
Net asset value per share - Class A	$11.95	$10.55	$11.43	$13.28	$10.07	$9.28	$9.80
Net assets - Class I	$223,912	$144	$231,758	$1,021	$173,400	$392,677	$1,064,593
Shares outstanding - Class I	17,938	14	19,551	77	17,100	42,263	108,360
Net asset value per share - Class I	$12.48	$10.56	$11.85	$13.31	$10.14	$9.29	$9.82
Investments - unaffiliated, at cost	$1,529,932	$29,785	$1,093,713	$168,368	$1,321,219	$502,920	$976,734
Investments - affiliated, at cost	25,487	593	82,357	3,816	20,601	10,615	208,940
Purchased options, at cost	—	—	—	—	—	—	789
Foreign currency cost	4,872	—	—	—	—	—	12,830
Proceeds from securities sold short	—	—	—	—	—	—	147,837
Proceeds from forward sales commitments	—	—	3,851	—	—	—	—
Premiums from written options	—	—	—	—	—	—	817
Securities on loan included in
investments - unaffiliated, at value	20,877	318	14,420	3,037	12,695	9,036	310

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL Multi-Manager International Small Cap Fund	JNL Multi-Manager Mid Cap Fund	JNL Multi-Manager Small Cap Growth Fund	JNL Multi-Manager Small Cap Value Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/Oppenheimer Emerging Markets Innovator Fund	JNL/Oppenheimer Global Growth Fund
Assets
Investments - unaffiliated, at value	$243,771	$887,683	$1,791,270	$1,051,450	$782,758	$442,918	$2,174,696
Investments - affiliated, at value	6,746	21,063	129,804	76,429	31,612	40,399	41,092
Forward foreign currency contracts	—	—	—	—	485	—	—
Variation margin on futures/futures options contracts	—	—	—	—	330	—	—
Cash	—	157	16	58	3,636	—	—
Foreign currency	941	—	219	—	—	81	—
Receivable from:
Investment securities sold	561	259	5,005	8,421	69,514	6	—
Fund shares sold	157	731	2,375	976	409	756	1,600
Dividends and interest	148	971	733	1,530	5,975	296	2,512
Other assets	—	—	—	1	—	6	—
Total assets	252,324	910,864	1,929,422	1,138,865	894,719	484,462	2,219,900
Liabilities
Cash overdraft	—	—	—	—	—	—	2,795
Forward foreign currency contracts	—	—	—	—	25	—	—
Variation margin on futures/futures options contracts	—	—	—	—	603	—	—
Deferred foreign capital gains tax liability	7	—	—	—	—	—	82
Payable for:
Investment securities purchased	181	3,307	6,766	6,778	195,599	—	—
Return of securities loaned	—	2,553	95,421	50,352	13,731	14,570	24,113
Fund shares redeemed	14	288	2,709	596	697	1,140	1,549
Advisory fees	164	504	910	639	285	405	952
Administrative fees	33	118	161	95	88	61	285
12b-1 fees (Class A)	—	7	90	38	41	2	100
Board of trustee fees	1	12	57	38	17	6	81
Chief compliance officer fees	—	1	2	1	1	1	3
Other expenses	—	1	4	2	1	18	16
Total liabilities	400	6,791	106,120	58,539	211,088	16,203	29,976
Net assets	$251,924	$904,073	$1,823,302	$1,080,326	$683,631	$468,259	$2,189,924
Net assets consist of:
Paid-in capital	$309,159	$904,082	$1,823,358	$1,080,363	$692,986	$501,796	$1,739,822
Total distributable earnings (loss)	(57,235)	(9)	(56)	(37)	(9,355)	(33,537)	450,102
Net assets	$251,924	$904,073	$1,823,302	$1,080,326	$683,631	$468,259	$2,189,924
Net assets - Class A	$462	$108,870	$1,411,021	$585,098	$617,989	$35,104	$1,565,610
Shares outstanding - Class A	57	9,878	59,855	51,495	58,419	3,941	100,283
Net asset value per share - Class A	$8.08	$11.02	$23.57	$11.36	$10.58	$8.91	$15.61
Net assets - Class I	$251,462	$795,203	$412,281	$495,228	$65,642	$433,155	$624,314
Shares outstanding - Class I	31,099	72,083	16,615	43,538	6,153	48,637	39,282
Net asset value per share - Class I	$8.09	$11.03	$24.81	$11.37	$10.67	$8.91	$15.89
Investments - unaffiliated, at cost	$296,223	$881,060	$1,850,310	$1,175,278	$799,967	$482,503	$1,932,468
Investments - affiliated, at cost	6,746	21,063	129,804	76,429	31,612	40,399	41,092
Foreign currency cost	925	—	219	—	—	83	—
Securities on loan included in
investments - unaffiliated, at value	7,576	11,164	120,886	64,216	13,402	27,295	59,137

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/PIMCO Income Fund	JNL/PIMCO Real Return Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Total Return Fund
Assets
Investments - unaffiliated, at value	$1,153,899	$2,674,434	$1,553,306	$1,878,840	$514,120	$569,597	$1,103,771
Investments - affiliated, at value	5,765	1,411	38,886	243,264	17,858	12,756	18,427
Purchased options, at value	—	11	—	—	—	—	—
Forward foreign currency contracts	4,500	5,839	—	—	—	—	—
Variation margin on futures/futures options contracts	1,080	233	—	—	—	—	282
Variation margin on swap agreements	272	874	—	—	—	—	4
OTC swap agreements	104	310	—	—	—	—	—
OTC swap premiums paid	118	129	—	—	—	—	—
Cash	2,345	4,423	24,158	3,779	121	97	434
Foreign currency	3,207	6,262	—	—	—	—	2
Receivable from:
Investment securities sold	41,353	529,994	39,225	4,163	—	476	2,445
Fund shares sold	1,350	919	1,300	979	1,055	905	832
Treasury roll transactions	—	173,558	—	—	—	—	—
Dividends and interest	6,044	11,122	3,698	29,035	1,093	836	7,889
Deposits with brokers and counterparties	13,124	6,989	121	1,560	—	—	777
Total assets	1,233,161	3,416,508	1,660,694	2,161,620	534,247	584,667	1,134,863
Liabilities
Securities sold short, at value	2,438	—	—	—	—	—	—
Written options, at value	187	417	—	—	—	—	—
Forward foreign currency contracts	5,196	2,195	—	—	—	—	—
Variation margin on futures/futures options contracts	—	634	41	396	—	—	568
Variation margin on swap agreements	234	942	—	—	—	—	—
OTC swap agreements	2,968	1,986	—	—	—	—	—
OTC swap premiums received	1,613	299	—	—	—	—	—
Payable for:
Investment securities purchased	149,455	715,332	25,950	4,142	—	48	2,426
Treasury roll transactions	—	921,402	—	—	—	—	—
Deposits from counterparties	3,915	12,523	—	—	—	—	—
Return of securities loaned	5,765	1,411	—	212,561	15,735	10,701	9,316
Dividends/interest on securities sold short	26	—	—	—	—	—	—
Fund shares redeemed	1,719	3,134	1,937	2,295	421	346	2,258
Advisory fees	444	576	647	569	264	291	378
Administrative fees	134	150	213	170	46	51	96
12b-1 fees (Class A)	25	69	106	94	31	36	22
Board of trustee fees	6	105	44	93	15	15	31
Chief compliance officer fees	1	2	2	2	1	1	1
Other expenses	80	72	163	4	1	1	3
Total liabilities	174,206	1,661,249	29,103	220,326	16,514	11,490	15,099
Net assets	$1,058,955	$1,755,259	$1,631,591	$1,941,294	$517,733	$573,177	$1,119,764
Net assets consist of:
Paid-in capital	$1,054,756	$1,756,080	$1,779,144	$1,941,379	$579,029	$689,485	$1,119,793
Total distributable earnings (loss)	4,199	(821)	(147,553)	(85)	(61,296)	(116,308)	(29)
Net assets	$1,058,955	$1,755,259	$1,631,591	$1,941,294	$517,733	$573,177	$1,119,764
Net assets - Class A	$388,700	$1,045,541	$1,601,915	$1,434,059	$476,980	$553,958	$332,524
Shares outstanding - Class A	38,783	108,283	158,524	118,219	42,541	53,325	28,838
Net asset value per share - Class A	$10.02	$9.66	$10.11	$12.13	$11.21	$10.39	$11.53
Net assets - Class I	$670,255	$709,718	$29,676	$507,235	$40,753	$19,219	$787,240
Shares outstanding - Class I	66,604	72,738	2,932	35,688	3,602	1,792	68,443
Net asset value per share - Class I	$10.06	$9.76	$10.12	$14.21	$11.31	$10.72	$11.50
Investments - unaffiliated, at cost	$1,173,758	$2,706,883	$1,647,072	$2,066,621	$573,949	$680,968	$1,128,900
Investments - affiliated, at cost	5,765	1,411	38,886	243,264	17,858	12,756	18,427
Purchased options, at cost	8	20	—	—	—	—	—
Foreign currency cost	3,171	6,279	—	—	—	—	2
Proceeds from securities sold short	2,429	—	—	—	—	—	—
Premiums from written options	144	916	—	—	—	—	—
Securities on loan included in
investments - unaffiliated, at value	5,491	2,109	—	212,587	22,232	20,164	9,202

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/PPM America Value Equity Fund	JNL/S&P Competitive Advantage Fund	JNL/S&P Dividend Income & Growth Fund	JNL/S&P International 5 Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Mid 3 Fund	JNL/S&P Total Yield Fund
Assets
Investments - unaffiliated, at value	$178,153	$2,480,445	$4,638,991	$44,515	$2,167,118	$211,984	$1,840,203
Investments - affiliated, at value	2,592	35,674	85,464	992	40,239	20,918	41,001
Variation margin on futures/futures options contracts	—	66	125	—	135	10	175
Cash	17	22	15	2	8	—	40
Foreign currency	—	—	—	39	—	—	—
Receivable from:
Investment securities sold	1	1,707	4,808	54	—	—	—
Fund shares sold	233	2,429	4,159	221	776	226	422
Dividends and interest	369	1,649	19,004	215	5,438	260	4,571
Total assets	181,365	2,521,992	4,752,566	46,038	2,213,714	233,398	1,886,412
Liabilities
Payable for:
Investment securities purchased	—	—	—	37	1,954	141	905
Return of securities loaned	1,612	123,713	225,300	842	26,377	20,069	21,413
Fund shares redeemed	196	3,988	6,593	226	785	48	249
Advisory fees	72	544	1,004	12	505	56	433
Administrative fees	16	209	384	6	194	19	165
12b-1 fees (Class A)	12	58	196	3	46	14	26
Board of trustee fees	10	78	146	2	73	7	59
Chief compliance officer fees	—	3	5	—	3	—	2
Other expenses	—	5	9	—	5	—	4
Total liabilities	1,918	128,598	233,637	1,128	29,942	20,354	23,256
Net assets	$179,447	$2,393,394	$4,518,929	$44,910	$2,183,772	$213,044	$1,863,156
Net assets consist of:
Paid-in capital	$188,313	$2,077,250	$4,418,168	$50,264	$2,187,811	$234,509	$2,006,286
Total distributable earnings (loss)	(8,866)	316,144	100,761	(5,354)	(4,039)	(21,465)	(143,130)
Net assets	$179,447	$2,393,394	$4,518,929	$44,910	$2,183,772	$213,044	$1,863,156
Net assets - Class A	$179,070	$903,561	$3,029,450	$44,187	$722,375	$212,674	$403,175
Shares outstanding - Class A	8,894	58,326	226,165	4,822	54,925	19,922	34,449
Net asset value per share - Class A	$20.13	$15.49	$13.39	$9.16	$13.15	$10.68	$11.70
Net assets - Class I	$377	$1,489,833	$1,489,479	$723	$1,461,397	$370	$1,459,981
Shares outstanding - Class I	19	95,668	109,567	79	109,230	35	124,110
Net asset value per share - Class I	$20.28	$15.57	$13.59	$9.17	$13.38	$10.70	$11.76
Investments - unaffiliated, at cost	$185,344	$2,437,113	$5,034,206	$50,917	$2,446,779	$247,896	$2,125,579
Investments - affiliated, at cost	2,592	35,674	85,464	992	40,239	20,918	41,001
Foreign currency cost	—	—	—	40	—	—	—
Securities on loan included in
investments - unaffiliated, at value	2,065	120,255	219,697	1,454	54,859	22,347	20,923

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/Scout Unconstrained Bond Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Managed Volatility Balanced Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/Vanguard Growth ETF Allocation Fund
Assets
Investments - unaffiliated, at value	$356,207	$8,409,127	$428,037	$4,803,699	$1,683,919	$3,942,341	$248,955
Investments - affiliated, at value	36,805	41,938	52,661	341,685	25,012	31,606	33,446
Variation margin on futures/futures options contracts	244	—	405	—	234	—	—
Variation margin on swap agreements	38	—	—	—	—	—	—
Cash	348	1,353	1,678	1,180	202	1,856	—
Foreign currency	—	—	166	94	12	—	—
Receivable from:
Investment securities sold	—	30,479	7,643	261	16	43,597	81
Fund shares sold	912	8,768	9	5,025	1,552	3,660	541
Dividends and interest	1,921	4,436	1,702	3,363	9,172	7,664	1
Adviser	—	—	—	34	—	65	9
Deposits with brokers and counterparties	5,545	—	—	—	—	—	—
Total assets	402,020	8,496,101	492,301	5,155,341	1,720,119	4,030,789	283,033
Liabilities
Forward sales commitments, at value	—	—	1,045	—	—	—	—
Forward foreign currency contracts	—	—	—	—	2	—	—
Variation margin on futures/futures options contracts	—	—	67	—	—	—	—
Payable for:
Investment securities purchased	6,073	—	9,584	—	—	58,266	456
Return of securities loaned	3,280	15,292	3,685	35,270	15,567	—	33,069
Dividends/interest on securities sold short	—	—	1	—	—	—	—
Fund shares redeemed	1,505	8,582	448	5,843	2,540	4,650	202
Advisory fees	186	3,215	228	2,660	429	1,707	42
Administrative fees	51	692	62	427	140	338	32
12b-1 fees (Class A)	3	377	31	301	73	114	15
Board of trustee fees	20	221	29	146	72	137	1
Chief compliance officer fees	—	10	1	6	2	5	—
Other expenses	1	18	1	11	3	8	1
Total liabilities	11,119	28,407	15,182	44,664	18,828	65,225	33,818
Net assets	$390,901	$8,467,694	$477,119	$5,110,677	$1,701,291	$3,965,564	$249,215
Net assets consist of:
Paid-in capital(a)	$390,920	$8,467,896	$515,981	$4,556,718	$1,701,362	$3,965,702	$277,183
Total distributable earnings (loss)(a)	(19)	(202)	(38,862)	553,959	(71)	(138)	(27,968)
Net assets	$390,901	$8,467,694	$477,119	$5,110,677	$1,701,291	$3,965,564	$249,215
Net assets - Class A	$44,696	$5,909,316	$477,118	$4,713,404	$1,107,891	$1,775,417	$239,577
Shares outstanding - Class A	4,595	155,522	43,139	110,477	113,377	129,090	24,790
Net asset value per share - Class A	$9.73	$38.00	$11.06	$42.66	$9.77	$13.75	$9.66
Net assets - Class I	$346,205	$2,558,378	$1	$397,273	$593,400	$2,190,147	$9,638
Shares outstanding - Class I	36,110	65,080	—	8,872	60,110	152,055	992
Net asset value per share - Class I	$9.59	$39.31	$11.10	$44.78	$9.87	$14.40	$9.72
Investments - unaffiliated, at cost	$356,970	$7,135,961	$462,504	$4,170,082	$1,695,272	$4,144,738	$276,923
Investments - affiliated, at cost	36,805	41,938	52,661	341,685	25,012	31,606	33,446
Foreign currency cost	—	—	164	94	12	—	—
Proceeds from forward sales commitments	—	—	1,039	—	—	—	—
Securities on loan included in
investments - unaffiliated, at value	3,215	141,134	4,162	133,037	15,283	—	32,633

(a)

For funds structured as partnerships, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/Vanguard Moderate ETF Allocation Fund	JNL/Vanguard Moderate Growth ETF Allocation Fund	JNL/Westchester Capital Event Driven Fund	JNL/WMC Balanced Fund	JNL/WMC Government Money Market Fund	JNL/WMC Value Fund
Assets
Investments - unaffiliated, at value	$148,884	$223,648	$184,474	$7,400,070	$638,721	$1,224,679
Investments - affiliated, at value	1,582	7,684	17,758	112,361	—	18,523
Repurchase agreements, at value	—	—	—	—	665,000	—
Purchased options, at value	—	—	3,089	—	—	—
Forward foreign currency contracts	—	—	262	—	—	—
Variation margin on futures/futures options contracts	—	—	—	115	—	—
OTC swap agreements	—	—	10,641	—	—	—
Cash	3	—	6,706	19,065	139,379	160
Cash collateral segregated for short sales	—	—	25,798	—	—	—
Receivable from:
Investment securities sold	345	—	2,031	4,017	36	—
Fund shares sold	718	692	313	9,484	6,801	1,198
Dividends and interest	1	2	798	24,595	990	2,566
Adviser	7	10	—	—	—	—
Deposits with brokers and counterparties	—	—	25,860	—	—	—
Total assets	151,540	232,036	277,730	7,569,707	1,450,927	1,247,126
Liabilities
Securities sold short, at value	—	—	25,790	—	—	—
Forward sales commitments, at value	—	—	—	4,039	—	—
Written options, at value	—	—	527	—	—	—
Forward foreign currency contracts	—	—	55	—	—	—
Variation margin on futures/futures options contracts	—	—	—	224	—	—
OTC swap agreements	—	—	9,210	—	—	—
Payable for:
Investment securities purchased	339	289	4,975	108,175	33	—
Deposits from counterparties	—	—	—	260	—	—
Return of securities loaned	1,573	7,394	—	23,113	—	4,119
Dividends/interest on securities sold short	—	—	5	—	—	—
Fund shares redeemed	424	59	458	7,932	7,651	1,708
Advisory fees	25	38	208	2,046	179	417
Administrative fees	19	28	20	603	111	109
12b-1 fees (Class A)	9	14	2	479	92	45
Dividends	—	—	—	—	1,777	—
Board of trustee fees	1	1	6	188	74	76
Chief compliance officer fees	—	—	—	9	2	2
Other expenses	—	1	—	15	221	2
Total liabilities	2,390	7,824	41,256	147,083	10,140	6,478
Net assets	$149,150	$224,212	$236,474	$7,422,624	$1,440,787	$1,240,648
Net assets consist of:
Paid-in capital(a)	$157,661	$242,575	$236,560	$7,136,741	$1,440,860	$1,240,725
Total distributable earnings (loss)(a)	(8,511)	(18,363)	(86)	285,883	(73)	(77)
Net assets	$149,150	$224,212	$236,474	$7,422,624	$1,440,787	$1,240,648
Net assets - Class A	$143,012	$215,737	$27,455	$7,405,875	$1,426,473	$691,879
Shares outstanding - Class A	14,651	22,250	2,762	339,014	1,426,546	37,183
Net asset value per share - Class A	$9.76	$9.70	$9.94	$21.85	$1.00	$18.61
Net assets - Class I	$6,138	$8,475	$209,019	$16,749	$14,314	$548,769
Shares outstanding - Class I	625	869	21,171	742	14,315	28,633
Net asset value per share - Class I	$9.82	$9.75	$9.87	$22.57	$1.00	$19.17
Investments - unaffiliated, at cost	$157,395	$242,011	$192,099	$7,097,437	$638,721	$1,104,620
Investments - affiliated, at cost	1,582	7,684	17,758	112,361	—	18,523
Repurchase agreements, at cost	—	—	—	—	665,000	—
Purchased options, at cost	—	—	1,962	—	—	—
Proceeds from securities sold short	—	—	27,318	—	—	—
Proceeds from forward sales commitments	—	—	—	4,016	—	—
Premiums from written options	—	—	1,505	—	—	—
Securities on loan included in
investments - unaffiliated, at value	1,542	7,235	—	22,536	—	4,022

(a)

For funds structured as partnerships, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/AB Dynamic Asset Allocation Fund(b)	JNL/AQR Large Cap Relaxed Constraint Equity Fund	JNL/AQR Managed Futures Strategy Fund(b)	JNL/BlackRock Global Allocation Fund(b)	JNL/BlackRock Global Natural Resources Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Boston Partners Global Long Short Equity Fund
Investment income
Dividends (a)	$752	$12,184	$1,662	$50,985	$26,280	$28,184	$12,718
Foreign taxes withheld	—	—	—	(1,733)	(628)	(9)	(493)
Interest	27	—	4,061	38,494	—	—	—
Net prime broker interest income	—	—	—	264	—	—	2,208
Securities lending (a)	28	56	—	663	263	324	71
Total investment income	807	12,240	5,723	88,673	25,915	28,499	14,504

Expenses
Advisory fees	238	3,768	2,839	23,518	4,239	16,240	5,965
Administrative fees	55	835	501	5,647	1,182	3,417	813
12b-1 fees (Class A)	110	1,126	412	11,630	2,359	7,343	115
Legal fees	—	2	2	77	4	17	3
Board of trustee fees	1	6	5	49	10	45	7
Chief compliance officer fees	—	1	—	6	1	5	1
Dividends/interest on securities sold short	—	1,701	—	390	—	—	3,234
Net short holdings borrowing fees	—	1,329	—	—	—	—	—
Other expenses	4	6	5	57	8	32	30
Total expenses	408	8,774	3,764	41,374	7,803	27,099	10,168
Expense waiver	—	(2)	—	—	—	—	(1)
Net expenses	408	8,772	3,764	41,374	7,803	27,099	10,167
Net investment income (loss)	399	3,468	1,959	47,299	18,112	1,400	4,337

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	2,045	35,845	(9)	125,546	25,389	270,476	42,492
Securities sold short	—	(30,693)	—	1,982	—	—	(22,345)
Purchased options	(11)	—	—	(1,831)	—	—	—
Written options	3	—	—	4,008	—	—	1,359
Foreign currency	(25)	—	(592)	4,935	351	(7)	(13)
Forward foreign currency contracts	1	—	(3,291)	(5,639)	—	7	(308)
Futures/futures options contracts	(915)	409	(18,060)	999	—	—	—
Swap agreements	164	—	(4,752)	266	—	—	351
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(5,236)	(113,091)	38	(436,631)	(176,558)	(217,021)	(116,671)
Investments - affiliated	—	—	—	(1,039)	—	—	—
Investment securities sold short	—	36,279	—	3,687	—	—	41,245
Purchased options	4	—	—	(13,411)	—	—	—
Written options	—	—	—	(13,740)	—	—	1,718
Foreign currency	—	—	3	(172)	(1)	—	(53)
Forward foreign currency contracts	19	—	(426)	(2,876)	—	—	29
Futures/futures options contracts	117	(153)	(3,458)	1,782	—	—	—
Swap agreements	336	—	(378)	(6,011)	—	—	(131)
Net realized and unrealized gain (loss)	(3,498)	(71,404)	(30,925)	(338,145)	(150,819)	53,455	(52,327)
Change in net assets from operations	$(3,099)	$(67,936)	$(28,966)	$(290,846)	$(132,707)	$54,855	$(47,990)
(a) Affiliated income	$36	$129	$1,662	$667	$390	$1,181	$292

(b)	Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/Causeway International Value Select Fund	JNL/ClearBridge Large Cap Growth Fund	JNL/Crescent High Income Fund	JNL/DFA U.S. Core Equity Fund	JNL/DoubleLine Core Fixed Income Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund	JNL/DoubleLine Shiller Enhanced CAPE Fund
Investment income
Dividends (a)	$60,689	$6,205	$342	$21,630	$701	$123	$1,790
Foreign taxes withheld	(3,440)	(155)	—	(9)	—	—	—
Interest	—	—	36,411	—	133,421	22,183	50,231
Securities lending (a)	393	66	483	282	210	101	—
Total investment income	57,642	6,116	37,236	21,903	134,332	22,407	52,021

Expenses
Advisory fees	8,986	2,758	3,397	4,679	13,029	3,501	9,027
Administrative fees	2,613	827	927	1,170	3,496	813	2,292
12b-1 fees (Class A)	1,570	215	222	3,314	8,904	37	2,471
Legal fees	8	2	3	6	36	3	8
Board of trustee fees	22	7	8	15	46	7	19
Chief compliance officer fees	3	1	1	2	5	1	3
Other expenses	20	4	12	14	35	5	19
Total expenses	13,222	3,814	4,570	9,200	25,551	4,367	13,839
Expense waiver	—	—	—	(33)	—	—	(84)
Net expenses	13,222	3,814	4,570	9,167	25,551	4,367	13,755
Net investment income (loss)	44,420	2,302	32,666	12,736	108,781	18,040	38,266

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	93,399	9,802	(8,580)	55,664	(38,113)	(6,063)	(4,265)
Brokerage commissions recaptured	35	1	—	—	—	—	—
Foreign currency	(581)	—	—	—	(183)	—	—
Forward foreign currency contracts	277	—	—	—	(200)	—	—
Swap agreements	—	—	—	—	(1)	—	93,519
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(445,705)	(19,974)	(36,244)	(151,184)	(82,087)	(26,000)	(19,459)
Foreign currency	(115)	—	—	—	(42)	—	—
Forward foreign currency contracts	2	—	—	—	250	—	—
Swap agreements	—	—	—	—	—	—	(174,447)
Net realized and unrealized gain (loss)	(352,688)	(10,171)	(44,824)	(95,520)	(120,376)	(32,063)	(104,652)
Change in net assets from operations	$(308,268)	$(7,869)	$(12,158)	$(82,784)	$(11,595)	$(14,023)	$(66,386)
(a) Affiliated income	$769	$370	$495	$112	$765	$158	$1,790

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/First State Global Infrastructure Fund	JNL/FPA + DoubleLine Flexible Allocation Fund	JNL/Franklin Templeton Global Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Fund	JNL/Franklin Templeton Mutual Shares Fund
Investment income
Dividends (a)	$38,296	$20,114	$27,652	$4,832	$53,016	$18,235	$27,870
Foreign taxes withheld	(1,577)	61	(998)	(4,365)	(845)	(1,236)	(609)
Interest	—	24,132	364	105,480	68,424	17	2,929
Securities lending (a)	144	61	335	10	2,739	713	103
Total investment income	36,863	44,368	27,353	105,957	123,334	17,729	30,293

Expenses
Advisory fees	6,665	12,989	5,446	9,450	12,537	5,509	6,741
Administrative fees	1,432	2,945	1,469	2,535	2,407	1,052	1,141
12b-1 fees (Class A)	2,563	5,357	1,556	2,126	5,835	2,100	2,002
Legal fees	5	10	5	8	12	3	12
Board of trustee fees	13	24	13	22	30	9	14
Chief compliance officer fees	1	2	1	2	3	1	1
Dividends/interest on securities sold short	—	1,991	—	—	—	—	—
Net short holdings borrowing fees	—	2,395	—	—	—	—	—
Other expenses	2	30	20	25	25	17	13
Total expenses	10,681	25,743	8,510	14,168	20,849	8,691	9,924
Net investment income (loss)	26,182	18,625	18,843	91,789	102,485	9,038	20,369

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	21,869	161,750	85,566	(14,964)	97,156	15,839	75,843
Securities sold short	—	(56,913)	—	—	—	—	—
Brokerage commissions recaptured	55	97	9	—	48	1	—
Written options	—	—	—	—	606	—	—
Foreign currency	(50)	(147)	(306)	(1,126)	67	(439)	1,342
Forward foreign currency contracts	613	95	78	57,400	(28)	115	3,434
Swap agreements	—	—	—	(1,730)	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(109,370)	(380,263)	(245,581)	(143,737)	(295,107)	(165,525)	(197,228)
Investment securities sold short	—	101,088	—	—	—	—	—
Foreign currency	(1)	(16)	(31)	(476)	(53)	(24)	(23)
Forward foreign currency contracts	—	—	—	12,489	—	1	3,206
Swap agreements	—	—	—	14,294	—	—	—
Net realized and unrealized gain (loss)	(86,884)	(174,309)	(160,265)	(77,850)	(197,311)	(150,032)	(113,426)
Change in net assets from operations	$(60,702)	$(155,684)	$(141,422)	$13,939	$(94,826)	$(140,994)	$(93,057)
(a) Affiliated income	$558	$791	$922	$4,842	$5,244	$1,110	$1,448

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/GQG Emerging Markets Equity Fund	JNL/Harris Oakmark Global Equity Fund	JNL/Heitman U.S. Focused Real Estate Fund(b)	JNL/Invesco China-India Fund	JNL/Invesco Diversified Dividend Fund
Investment income
Dividends (a)	$1,009	$288	$9,038	$24,558	$1,792	$9,272	$16,968
Foreign taxes withheld	(10)	(298)	(950)	(1,515)	—	(456)	(123)
Interest	32,617	18,852	—	—	—	—	—
Securities lending (a)	16	28	63	128	1	61	105
Total investment income	33,632	18,870	8,151	23,171	1,793	8,877	16,950

Expenses
Advisory fees	4,513	1,871	4,262	7,184	329	4,909	2,925
Administrative fees	1,038	455	710	1,513	76	982	836
12b-1 fees (Class A)	2,727	433	25	1,560	2	1,962	88
Legal fees	5	2	1	4	—	3	1
Board of trustee fees	14	4	7	12	1	8	7
Chief compliance officer fees	1	—	1	2	—	1	1
Dividends/interest on securities sold short	14	—	—	—	—	—	—
Other expenses	10	9	21	14	—	246	10
Total expenses	8,322	2,774	5,027	10,289	408	8,111	3,868
Expense waiver	—	—	—	—	—	(4)	—
Net expenses	8,322	2,774	5,027	10,289	408	8,107	3,868
Net investment income (loss)	25,310	16,096	3,124	12,882	1,385	770	13,082

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(12,910)	(11,253)	(48,283)	34,327	(1,850)	41,388	3,704
Brokerage commissions recaptured	—	—	—	—	8	—	—
Purchased options	(25)	(6)	—	—	—	—	—
Foreign currency	(43)	(697)	(763)	(285)	—	(198)	(158)
Forward foreign currency contracts	(6,111)	(8,426)	70	1,401	—	(6)	1,459
Futures/futures options contracts	(5,310)	523	—	—	—	—	—
Swap agreements	(494)	(501)	—	—	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(20,516)	(25,029)	(33,156)	(261,290)	(10,244)	(155,914)	(55,726)
Purchased options	302	(12)	—	—	—	—	—
Written options	(25)	—	—	—	—	—	—
Foreign currency	(32)	(107)	(6)	(198)	—	191	(6)
Forward foreign currency contracts	(2,273)	1,659	—	133	—	—	272
Futures/futures options contracts	661	(388)	—	—	—	—	—
Swap agreements	3,061	1,437	—	—	—	—	—
Net realized and unrealized gain (loss)	(43,715)	(42,800)	(82,138)	(225,912)	(12,086)	(114,539)	(50,455)
Change in net assets from operations	$(18,405)	$(26,704)	$(79,014)	$(213,030)	$(10,701)	$(113,769)	$(37,373)
(a) Affiliated income	$1,002	$296	$251	$326	$30	$119	$850

(b)	Period from commencement of operations August 13, 2018.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan Hedged Equity Fund(b)	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund
Investment income
Dividends (a)	$54,841	$37,761	$15,088	$492	$13,180	$720	$31,715
Foreign taxes withheld	(1,821)	(2,026)	—	—	(93)	—	(3,523)
Interest	—	—	—	—	—	35,940	—
Securities lending (a)	206	273	374	—	600	1	121
Total investment income	53,226	36,008	15,462	492	13,687	36,661	28,313

Expenses
Advisory fees	9,617	6,956	13,576	114	10,727	3,479	6,818
Administrative fees	2,437	2,012	2,047	34	2,106	1,202	1,339
12b-1 fees (Class A)	3,776	2,951	5,473	8	4,796	2,382	1,257
Legal fees	8	7	10	—	11	6	4
Board of trustee fees	20	16	26	1	26	15	11
Chief compliance officer fees	2	2	3	—	3	2	1
Net short holdings borrowing fees	—	—	—	10	—	—	—
Other expenses	33	23	21	—	39	11	158
Total expenses	15,893	11,967	21,156	167	17,708	7,097	9,588
Expense waiver	—	—	—	—	(6)	(1)	—
Net expenses	15,893	11,967	21,156	167	17,702	7,096	9,588
Net investment income (loss)	37,333	24,041	(5,694)	325	(4,015)	29,565	18,725

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	15,293	79,057	122,792	(113)	196,875	(2,464)	5,120
Brokerage commissions recaptured	—	6	35	—	35	—	1
Purchased options	—	—	—	5,103	—	—	—
Written options	—	—	—	208	—	—	—
Foreign currency	171	(428)	—	—	1	—	(930)
Forward foreign currency contracts	(227)	(232)	—	—	(1)	—	391
Futures/futures options contracts	—	—	—	(408)	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(157,578)	(300,133)	(297,586)	(6,618)	(283,160)	(25,556)	(200,565)
Purchased options	—	—	—	(246)	—	—	—
Written options	—	—	—	(223)	—	—	—
Foreign currency	(6)	(24)	—	—	—	—	122
Forward foreign currency contracts	(5)	(27)	—	—	—	—	—
Futures/futures options contracts	—	—	—	40	—	—	—
Net realized and unrealized gain (loss)	(142,352)	(221,781)	(174,759)	(2,257)	(86,250)	(28,020)	(195,861)
Change in net assets from operations	$(105,019)	$(197,740)	$(180,453)	$(1,932)	$(90,265)	$1,545	$(177,136)
(a) Affiliated income	$250	$1,067	$1,174	$63	$1,364	$720	$496

(b)	Period from commencement of operations August 13, 2018.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/Loomis Sayles Global Growth Fund(b)	JNL/Mellon Capital Consumer Staples Sector Fund	JNL/Mellon Capital Emerging Markets Index Fund	JNL/Mellon Capital European 30 Fund	JNL/Mellon Capital Industrials Sector Fund	JNL/Mellon Capital Materials Sector Fund	JNL/Mellon Capital Pacific Rim 30 Fund
Investment income
Dividends (a)	$1,240	$909	$38,102	$20,965	$687	$911	$10,417
Foreign taxes withheld	(41)	—	(4,157)	(1,042)	—	—	(683)
Interest	—	—	19	4	—	—	4
Securities lending (a)	—	2	240	313	3	2	16
Total investment income	1,199	911	34,204	20,240	690	913	9,754

Expenses
Advisory fees	554	69	3,279	844	92	117	563
Administrative fees	151	43	1,991	653	58	76	419
12b-1 fees (Class A)	—	86	3,909	1,306	114	150	838
Licensing fees paid to third parties	—	2	213	—	3	4	—
Legal fees	1	—	7	2	—	—	1
Board of trustee fees	2	—	17	6	1	1	3
Chief compliance officer fees	—	—	2	1	—	—	—
Other expenses	1	1	264	10	4	14	4
Total expenses	709	201	9,682	2,822	272	362	1,828
Net investment income (loss)	490	710	24,522	17,418	418	551	7,926

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(1,960)	(743)	4,775	34,500	(891)	(6,029)	35,676
Brokerage commissions recaptured	9	—	—	—	—	—	—
Foreign currency	18	—	(736)	5	—	—	(179)
Forward foreign currency contracts	(7)	—	395	(78)	—	—	11
Futures/futures options contracts	—	(21)	(5,664)	(242)	(27)	7	(437)
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(28,506)	(4,285)	(237,175)	(118,068)	(6,164)	(4,865)	(83,565)
Foreign currency	—	—	203	(57)	—	—	(1)
Forward foreign currency contracts	—	—	—	—	—	—	9
Futures/futures options contracts	—	(25)	(908)	(3)	(7)	(1)	(28)
Net realized and unrealized gain (loss)	(30,446)	(5,074)	(239,110)	(83,943)	(7,089)	(10,888)	(48,514)
Change in net assets from operations	$(29,956)	$(4,364)	$(214,588)	$(66,525)	$(6,671)	$(10,337)	$(40,588)
(a) Affiliated income	$61	$14	$518	$72	$11	$12	$26

(b)	Period from commencement of operations August 13, 2018.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/Mellon Capital Real Estate Sector Fund	JNL/Mellon Capital S&P 500 Index Fund	JNL S&P 500 Index Fund	JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital S&P 1500 Growth Index Fund	JNL/Mellon Capital S&P 1500 Value Index Fund	JNL/Mellon Capital Small Cap Index Fund
Investment income
Dividends (a)	$4,515	$153,605	$381	$48,037	$920	$523	$33,458
Foreign taxes withheld	—	—	—	—	—	—	(6)
Interest	—	78	—	37	—	—	14
Securities lending (a)	15	1,245	—	992	2	2	2,004
Total investment income	4,530	154,928	381	49,066	922	525	35,470

Expenses
Advisory fees	245	8,881	38	4,357	124	40	3,525
Administrative fees	173	7,421	19	3,098	93	30	2,462
12b-1 fees (Class A)	64	22,378	—	8,537	184	59	6,636
Licensing fees paid to third parties	10	1,582	4	565	11	4	446
Legal fees	—	40	—	15	1	—	12
Board of trustee fees	1	101	—	39	1	—	31
Chief compliance officer fees	—	12	—	5	—	—	4
Other expenses	3	76	—	31	2	—	23
Total expenses	496	40,491	61	16,647	416	133	13,139
Expense waiver	(47)	—	(28)	—	—	—	—
Net expenses	449	40,491	33	16,647	416	133	13,139
Net investment income (loss)	4,081	114,437	348	32,419	506	392	22,331

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	141	338,378	524	233,114	(8,090)	(782)	204,509
Investments - affiliated	—	1,187	1	—	—	(1)	—
Futures/futures options contracts	53	(12,689)	2	(7,708)	(66)	(2)	(1,150)
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(4,751)	(778,580)	(3,144)	(598,889)	(8,670)	(3,465)	(457,066)
Investments - affiliated	—	(3,289)	(8)	—	—	(15)	—
Futures/futures options contracts	(26)	(1,803)	(2)	(477)	—	(2)	(189)
Net realized and unrealized gain (loss)	(4,583)	(456,796)	(2,627)	(373,960)	(16,826)	(4,267)	(253,896)
Change in net assets from operations	$(502)	$(342,359)	$(2,279)	$(341,541)	$(16,320)	$(3,875)	$(231,565)
(a) Affiliated income	$25	$2,948	$7	$1,649	$30	$10	$2,248

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/Mellon Capital International Index Fund	JNL/Mellon Capital MSCI KLD 400 Social Index Fund	JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Utilities Sector Fund	JNL/MFS Mid Cap Value Fund	JNL/Morningstar Wide Moat Index Fund(b)	JNL Multi-Manager Alternative Fund
Investment income
Dividends (a)	$63,265	$458	$1,321	$2,846	$23,336	$4,196	$13,044
Foreign taxes withheld	(3,533)	—	(3)	—	(23)	—	(584)
Interest	15	—	30,259	—	—	1	15,757
Securities lending (a)	712	2	60	3	159	19	20
Total investment income	60,459	460	31,637	2,849	23,472	4,216	28,237

Expenses
Advisory fees	2,968	62	1,880	186	6,138	300	12,958
Administrative fees	2,831	37	1,138	124	1,109	225	2,171
12b-1 fees (Class A)	4,718	74	2,572	246	2,903	62	37
Licensing fees paid to third parties	342	12	—	7	—	179	—
Legal fees	9	—	6	1	5	1	5
Board of trustee fees	24	—	15	1	34	3	13
Chief compliance officer fees	2	—	2	—	2	1	2
Dividends/interest on securities sold short	—	—	—	—	—	—	1,886
Interest expense	—	—	—	—	—	—	1,206
Other expenses	23	—	10	1	10	—	77
Total expenses	10,917	185	5,623	566	10,201	771	18,355
Net investment income (loss)	49,542	275	26,014	2,283	13,271	3,445	9,882

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	37,849	209	(8,925)	4,597	39,993	(1,438)	14,986
Investments - affiliated	382	1	—	—	—	—	—
Securities sold short	—	—	—	—	—	—	844
Brokerage commissions recaptured	—	—	—	—	46	—	13
Purchased options	—	—	—	—	—	—	(4,617)
Written options	—	—	—	—	—	—	4,934
Foreign currency	(405)	—	—	—	41	—	(497)
Forward foreign currency contracts	168	—	—	—	—	—	785
Futures/futures options contracts	(549)	3	—	75	—	(178)	(3,733)
Swap agreements	—	—	—	—	—	—	22,816
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(341,382)	(2,231)	(24,565)	(7,268)	(226,558)	(35,654)	(106,307)
Investments - affiliated	(2,968)	(19)	—	—	—	—	—
Investment securities sold short	—	—	—	—	—	—	24,558
Purchased options	—	—	—	—	—	—	(71)
Written options	—	—	—	—	—	—	27
Foreign currency	(154)	—	—	—	(1)	—	(196)
Forward foreign currency contracts	(395)	—	—	—	—	—	1,880
Futures/futures options contracts	(308)	(2)	—	(59)	—	215	(77)
Swap agreements	—	—	—	—	—	—	(5,939)
Net realized and unrealized gain (loss)	(307,762)	(2,039)	(33,490)	(2,655)	(186,479)	(37,055)	(50,594)
Change in net assets from operations	$(258,220)	$(1,764)	$(7,476)	$(372)	$(173,208)	$(33,610)	$(40,712)
(a) Affiliated income	$1,038	$7	$1,381	$28	$237	$89	$4,590

(b)	Period from commencement of operations August 13, 2018.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL Multi-Manager International Small Cap Fund(b)	JNL Multi-Manager Mid Cap Fund	JNL Multi-Manager Small Cap Growth Fund	JNL Multi-Manager Small Cap Value Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/Oppenheimer Emerging Markets Innovator Fund	JNL/Oppenheimer Global Growth Fund
Investment income
Dividends (a)	$1,900	$12,919	$10,743	$18,422	$2,902	$8,029	$46,501
Foreign taxes withheld	(131)	(45)	(10)	(1)	—	(651)	(2,901)
Interest	—	—	—	—	25,628	—	—
Securities lending (a)	19	74	1,174	496	515	942	573
Total investment income	1,788	12,948	11,907	18,917	29,045	8,320	44,173

Expenses
Advisory fees	703	6,226	11,195	8,218	3,402	5,376	13,054
Administrative fees	141	1,462	1,982	1,224	1,051	808	3,916
12b-1 fees (Class A)	—	258	4,602	2,058	2,003	134	5,736
Legal fees	1	5	10	6	4	3	13
Board of trustee fees	3	13	25	15	9	7	33
Chief compliance officer fees	—	1	4	2	1	1	4
Other expenses	24	11	20	12	9	27	40
Total expenses	872	7,976	17,838	11,535	6,479	6,356	22,796
Net investment income (loss)	916	4,972	(5,931)	7,382	22,566	1,964	21,377

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(5,678)	58,229	282,556	87,686	(8,539)	7,997	198,115
Brokerage commissions recaptured	—	31	19	146	—	—	—
Foreign currency	(119)	—	(2)	—	(75)	(508)	(70)
Forward foreign currency contracts	89	—	(88)	—	681	(211)	(180)
Futures/futures options contracts	—	—	—	—	2,929	—	—
Swap agreements	—	—	—	—	408	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(52,459)	(117,047)	(350,127)	(277,497)	(33,171)	(145,829)	(551,548)
Foreign currency	16	—	—	—	(13)	157	(59)
Forward foreign currency contracts	—	—	—	—	460	4	—
Futures/futures options contracts	—	—	—	—	(3,369)	—	—
Swap agreements	—	—	—	—	(103)	—	—
Net realized and unrealized gain (loss)	(58,151)	(58,787)	(67,642)	(189,665)	(40,792)	(138,390)	(353,742)
Change in net assets from operations	$(57,235)	$(53,815)	$(73,573)	$(182,283)	$(18,226)	$(136,426)	$(332,365)
(a) Affiliated income	$147	$374	$2,051	$1,002	$290	$728	$724

(b)	Period from commencement of operations August 13, 2018.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/PIMCO Income Fund	JNL/PIMCO Real Return Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Total Return Fund
Investment income
Dividends (a)	$—	$38	$1,114	$4,557	$13,102	$12,936	$384
Foreign taxes withheld	(23)	(8)	(2)	(9)	—	(29)	—
Interest	33,053	65,362	79,255	128,739	—	—	41,162
Securities lending (a)	17	8	—	2,601	399	193	80
Total investment income	33,047	65,400	80,367	135,888	13,501	13,100	41,626

Expenses
Advisory fees	4,514	7,302	7,271	7,368	3,690	4,736	4,652
Administrative fees	1,355	1,907	2,390	2,206	658	867	1,186
12b-1 fees (Class A)	847	3,395	4,683	4,940	1,828	2,530	1,003
Legal fees	4	10	8	11	3	4	6
Board of trustee fees	13	24	21	28	8	10	15
Chief compliance officer fees	2	3	2	3	1	1	2
Dividends/interest on securities sold short	—	1	—	—	—	—	—
Interest expense	157	15,065	—	—	—	—	—
Other expenses	7	23	302	23	36	50	12
Total expenses	6,899	27,730	14,677	14,579	6,224	8,198	6,876
Net investment income (loss)	26,148	37,670	65,690	121,309	7,277	4,902	34,750

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(9,356)	(66,130)	(6,011)	(427)	24,809	93,019	(9,381)
Brokerage commissions recaptured	—	—	—	—	10	27	—
Purchased options	(9)	(1,103)	—	—	—	—	—
Written options	429	2,907	—	—	—	—	—
Foreign currency	(2,062)	(1,722)	—	—	—	—	—
Forward foreign currency contracts	11,216	14,826	—	—	—	—	—
Futures/futures options contracts	(1,384)	4,832	521	6,508	—	—	2,218
Swap agreements	(1,340)	2,762	—	—	—	—	45
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(19,080)	(40,642)	(81,508)	(234,493)	(163,302)	(243,609)	(39,677)
Investment securities sold short	(9)	—	—	—	—	—	—
Purchased options	(8)	585	—	—	—	—	—
Written options	(43)	(374)	—	—	—	—	—
Foreign currency	106	7	—	—	—	—	—
Forward foreign currency contracts	1,458	10,792	—	—	—	—	—
Futures/futures options contracts	6,948	(8,010)	(390)	(3,930)	—	—	(1,671)
Swap agreements	(8,398)	611	—	—	—	—	(183)
Net realized and unrealized gain (loss)	(21,532)	(80,659)	(87,388)	(232,342)	(138,483)	(150,563)	(48,649)
Change in net assets from operations	$4,616	$(42,989)	$(21,698)	$(111,033)	$(131,206)	$(145,661)	$(13,899)
(a) Affiliated income	$17	$8	$1,010	$1,447	$99	$93	$410

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/PPM America Value Equity Fund	JNL/S&P Competitive Advantage Fund	JNL/S&P Dividend Income & Growth Fund	JNL/S&P International 5 Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Mid 3 Fund	JNL/S&P Total Yield Fund
Investment income
Dividends (a)	$5,513	$49,847	$203,245	$1,953	$70,015	$5,256	$56,794
Foreign taxes withheld	—	—	—	(118)	—	—	—
Interest	—	9	16	—	12	1	10
Securities lending (a)	104	516	847	15	717	378	262
Total investment income	5,617	50,372	204,108	1,850	70,744	5,635	57,066

Expenses
Advisory fees	989	7,113	12,857	152	6,611	852	5,749
Administrative fees	220	2,745	4,921	70	2,544	263	2,200
12b-1 fees (Class A)	659	3,041	10,213	140	2,439	790	1,465
Legal fees	1	14	26	—	13	1	11
Board of trustee fees	3	34	64	1	32	3	27
Chief compliance officer fees	—	4	7	—	3	—	3
Other expenses	7	30	60	—	28	5	23
Total expenses	1,879	12,981	28,148	363	11,670	1,914	9,478
Net investment income (loss)	3,738	37,391	175,960	1,487	59,074	3,721	47,588

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	13,492	263,526	322,151	4,023	237,471	16,053	101,286
Brokerage commissions recaptured	2	—	—	—	—	—	—
Foreign currency	—	—	—	(8)	—	—	—
Futures/futures options contracts	—	(669)	(1,077)	(60)	(1,385)	(135)	(951)
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(46,862)	(341,354)	(741,328)	(13,150)	(406,613)	(57,192)	(373,201)
Foreign currency	—	—	—	(6)	—	—	—
Futures/futures options contracts	—	(141)	(567)	(5)	(392)	(16)	(544)
Net realized and unrealized gain (loss)	(33,368)	(78,638)	(420,821)	(9,206)	(170,919)	(41,290)	(273,410)
Change in net assets from operations	$(29,630)	$(41,247)	$(244,861)	$(7,719)	$(111,845)	$(37,569)	$(225,822)
(a) Affiliated income	$25	$606	$906	$20	$829	$387	$366

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/Scout Unconstrained Bond Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Managed Volatility Balanced Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/Vanguard Growth ETF Allocation Fund
Investment income
Dividends (a)	$380	$93,987	$2,910	$52,105	$211	$109,368	$5,139
Foreign taxes withheld	—	(146)	(69)	(201)	(1)	(1,709)	—
Net Interest (amortization)	15,899	(974)	2,312	—	39,613	3,396	—
Securities lending (a)	63	2,187	7	731	49	186	55
Total investment income	16,342	95,054	5,160	52,635	39,872	111,241	5,194

Expenses
Advisory fees	3,432	41,040	1,475	33,459	4,747	23,174	368
Administrative fees	936	8,832	366	5,356	1,545	4,561	276
12b-1 fees (Class A)	140	19,375	961	15,548	2,961	6,092	535
Legal fees	3	47	1	28	8	23	1
Board of trustee fees	8	121	26	71	20	59	3
Chief compliance officer fees	—	15	1	9	3	6	1
Other expenses	7	93	5	57	14	53	3
Total expenses	4,526	69,523	2,835	54,528	9,298	33,968	1,187
Expense waiver	—	—	—	(400)	—	(450)	(81)
Net expenses	4,526	69,523	2,835	54,128	9,298	33,518	1,106
Net investment income (loss)	11,816	25,531	2,325	(1,493)	30,574	77,723	4,088

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(12,243)	871,515	(3,093)	567,091	(1,997)	350,548	432
Investments - affiliated	—	—	12,911	—	—	—	—
Brokerage commissions recaptured	—	—	—	3	—	14	—
Foreign currency	(55)	(82)	(205)	(6)	(1)	43	—
Forward foreign currency contracts	1	2	49	(3)	51	(39)	—
Futures/futures options contracts	(4,818)	—	(7,079)	—	(2,944)	—	—
Swap agreements	543	—	—	—	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	2,088	(1,004,324)	(34,473)	(691,837)	(8,388)	(844,949)	(28,598)
Investments - affiliated	—	—	(8,752)	—	—	—	—
Foreign currency	—	(2)	2	—	—	(19)	—
Forward foreign currency contracts	—	—	—	—	12	—	—
Futures/futures options contracts	(473)	—	(4,391)	—	2,761	—	—
Swap agreements	(570)	—	—	—	—	—	—
Net realized and unrealized gain (loss)	(15,527)	(132,891)	(45,031)	(124,752)	(10,506)	(494,402)	(28,166)
Change in net assets from operations	$(3,711)	$(107,360)	$(42,706)	$(126,245)	$20,068	$(416,679)	$(24,078)
(a) Affiliated income	$443	$1,734	$651	$7,262	$230	$566	$84

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/Vanguard Moderate ETF Allocation Fund	JNL/Vanguard Moderate Growth ETF Allocation Fund	JNL/Westchester Capital Event Driven Fund	JNL/WMC Balanced Fund	JNL/WMC Government Money Market Fund	JNL/WMC Value Fund
Investment income
Dividends (a)	$3,032	$4,500	$2,207	$136,240	$—	$37,457
Foreign taxes withheld	—	—	(88)	(507)	—	(217)
Interest	—	—	3,575	79,112	22,584	—
Net prime broker interest income	—	—	46	—	—	—
Securities lending (a)	60	61	—	473	—	116
Total investment income	3,092	4,561	5,740	215,318	22,584	37,356

Expenses
Advisory fees	203	310	2,403	24,869	1,941	5,615
Administrative fees	152	232	229	7,325	1,194	1,490
12b-1 fees (Class A)	293	451	26	23,387	3,562	2,422
Legal fees	1	1	1	39	6	7
Board of trustee fees	1	2	3	99	16	18
Chief compliance officer fees	—	1	—	12	2	2
Dividends/interest on securities sold short	—	—	751	—	—	—
Other expenses	—	—	18	74	7	15
Total expenses	650	997	3,431	55,805	6,728	9,569
Expense waiver	(55)	(83)	—	—	—	—
Recovery of previously reimbursed
expenses	—	—	—	—	2,374	—
Net expenses	595	914	3,431	55,805	9,102	9,569
Net investment income (loss)	2,497	3,647	2,309	159,513	13,482	27,787

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(170)	174	477	315,753	—	134,171
Securities sold short	—	—	1,233	—	—	—
Brokerage commissions recaptured	—	—	—	18	—	4
Purchased options	—	—	(1,221)	—	—	—
Written options	—	—	6,455	—	—	—
Foreign currency	—	—	(15)	1	—	(22)
Forward foreign currency contracts	—	—	831	—	—	(1)
Futures/futures options contracts	—	—	—	9,527	—	—
Swap agreements	—	—	3,008	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(8,699)	(18,932)	(11,133)	(747,048)	—	(303,734)
Investment securities sold short	—	—	3,447	—	—	—
Purchased options	—	—	1,827	—	—	—
Written options	—	—	494	—	—	—
Foreign currency	—	—	—	(13)	—	(12)
Forward foreign currency contracts	—	—	827	—	—	—
Futures/futures options contracts	—	—	—	(1,736)	—	—
Swap agreements	—	—	3,833	—	—	—
Net realized and unrealized gain (loss)	(8,869)	(18,758)	10,063	(423,498)	—	(169,594)
Change in net assets from operations	$(6,372)	$(15,111)	$12,372	$(263,985)	$13,482	$(141,807)
(a) Affiliated income	$76	$85	$107	$6,538	$—	$462

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Cash Flows (in thousands)

For the Year Ended December 31, 2018

	JNL/AQR Large Cap Relaxed Constraint Equity Fund	JNL/PIMCO Real Return Fund
Cash flows provided by operating activities
Net decrease in net assets from operations	$(67,936)	$(42,989)
Adjustments to reconcile net decrease in net assets from operations to net cash flow provided by operating activities:
Purchase of long-term investments	(345,851)	(6,120,390)
Proceeds from sales and maturities of long-term investments	583,182	6,408,568
Net sales of short-term investments	2,730	24,026
Proceeds from securities sold short/forward sales commitments	227,643	1,024,448
Purchases to cover securities sold short/forward sales commitments	(299,034)	(1,084,426)
Proceeds from return of capital distributions	106	-
Decrease (increase) in receivable for investment securities sold	16,843	(89,511)
Increase (decrease) in payable for investment securities purchased	(14,859)	150,882
Decrease in receivable for dividends and interest	278	564
Increase in payable for dividends on securities sold short	147	-
Decrease in payable for interest expense and brokerage charges	(50)	(106)
Decrease in payable for expenses	(170)	(65)
Decrease (increase) in receivable for deposits with brokers and counterparties	85	(1,793)
Increase in payable for deposits from counterparties	-	12,007
Net amortization	-	4,314
Net inflation compensation	-	(32,980)
Net decrease in OTC swap agreements	-	(1,796)
Net increase in variation margin on futures/futures option contracts and swap agreements	194	2,408
Gain from currency transactions	-	13,110
Change in unrealized (appreciation) depreciation on investments, purchased options, written options, foreign currency, forward foreign currency contracts, futures/futures options contracts and swap agreements	76,965	37,031
Net realized (gain) loss on investments, purchased options, written options, foreign currency, forward foreign currency contracts, futures/futures options contracts and swap agreements	(5,561)	43,628
Net cash flow provided by operating activities	174,712	346,930
Cash flows used in financing activities
Net redemptions from capital share transactions	(174,862)	(258,579)
Decrease in payable for reverse repurchase agreements	-	(93,037)
Net borrowing from secured financing transactions	-	(6,304)
Net fees from secured borrowing transactions	-	7,767
Decrease in receivable for treasury roll transactions	-	615,313
Decrease in payable for treasury roll transactions	-	(614,083)
Net decrease in cash collateral proceeds from securities lending activity	(9,812)	-
Net cash flow used in financing activities	(184,674)	(348,923)
Net increase (decrease) in cash and cash equivalents	(9,962)	(1,993)
Cash and cash equivalents at beginning of year	10,862	12,678
Cash and cash equivalents at end of year	$900	$10,685

Supplemental disclosure of operating activities:
Short holding borrowing fees during the year	$1,329	$-
Interest expense during the year	-	15,065
Supplemental disclosure of non-cash financing activities:
Reinvestment of distributions during the year	17,147	15,054

The following table provides a reconciliation of cash and cash equivalents reported within the Statements of Assets and Liabilities and Statements of Cash Flows:

Cash	$82	$4,423
Foreign currency	-	6,262
Cash collateral segregated for short sales	818	-
Total cash and cash equivalents presented in the statements of cash flows	$900	$10,685

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/AB Dynamic Asset Allocation Fund(a)	JNL/AQR Large Cap Relaxed Constraint Equity Fund	JNL/AQR Managed Futures Strategy Fund(a)	JNL/BlackRock Global Allocation Fund(a)	JNL/BlackRock Global Natural Resources Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Boston Partners Global Long Short Equity Fund
Operations
Net investment income (loss)	$399	$3,468	$1,959	$47,299	$18,112	$1,400	$4,337
Net realized gain (loss)	1,262	5,561	(26,704)	130,266	25,740	270,476	21,536
Net change in unrealized appreciation
(depreciation)	(4,760)	(76,965)	(4,221)	(468,411)	(176,559)	(217,021)	(73,863)
Change in net assets from operations	(3,099)	(67,936)	(28,966)	(290,846)	(132,707)	54,855	(47,990)
Distributions to shareholders
From distributable earnings
Class A	(328)	(11,010)	—	(95,340)	(14,818)	(205,072)	(1,155)
Class I	—	(6,137)	—	(219)	(16)	(69,362)	(13,466)
Total distributions to shareholders	(328)	(17,147)	—	(95,559)	(14,834)	(274,434)	(14,621)
Share transactions[1]
Proceeds from the sale of shares
Class A	4,680	43,392	12,999	405,295	113,568	908,121	12,093
Class I	—	27,627	12,320	10,735	1,225	231,567	39,263
Reinvestment of distributions
Class A	328	11,010	—	95,340	14,818	205,072	1,155
Class I	—	6,137	—	219	16	69,362	13,466
Cost of shares redeemed
Class A	(8,005)	(103,191)	(42,542)	(690,215)	(217,361)	(608,929)	(10,615)
Class I	—	(142,764)	(145,654)	(661)	(1,929)	(543,920)	(172,016)
Change in net assets from
share transactions	(2,997)	(157,789)	(162,877)	(179,287)	(89,663)	261,273	(116,654)
Change in net assets	(6,424)	(242,872)	(191,843)	(565,692)	(237,204)	41,694	(179,265)
Net assets beginning of year	38,610	645,978	414,415	4,035,992	866,735	3,080,175	622,103
Net assets end of year	$32,186	$403,106	$222,572	$3,470,300	$629,531	$3,121,869	$442,838

[1]Share transactions
Shares sold
Class A	408	3,501	1,612	32,653	13,558	22,454	1,136
Class I	—	2,108	1,494	861	154	5,577	3,615
Reinvestment of distributions
Class A	30	970	—	8,212	1,927	5,826	114
Class I	—	533	—	19	2	1,889	1,320
Shares redeemed
Class A	(695)	(8,278)	(5,300)	(55,760)	(25,601)	(15,365)	(1,001)
Class I	—	(11,612)	(17,958)	(53)	(221)	(12,965)	(15,896)
Change in shares
Class A	(257)	(3,807)	(3,688)	(14,895)	(10,116)	12,915	249
Class I	—	(8,971)	(16,464)	827	(65)	(5,499)	(10,961)
Purchases and sales of long term
investments
Purchase of securities	$13,272	$345,851	$—	$1,777,972	$498,687	$1,702,150	$513,363
Purchase of U.S. government securities	—	—	—	3,333,273	—	—	—
Total purchases	$13,272	$345,851	$—	$5,111,245	$498,687	$1,702,150	$513,363
Proceeds from sales of securities	$16,780	$583,182	$—	$2,114,470	$584,408	$1,746,061	$602,007
Proceeds from sales of U.S. government
securities	—	—	—	3,150,465	—	—	—
Total proceeds from sales	$16,780	$583,182	$—	$5,264,935	$584,408	$1,746,061	$602,007
Securities sold short covers	$7	$299,034	$—	$31,984	$—	$—	$486,766
Securities sold short proceeds	$10	$227,643	$—	$75,318	$—	$—	$381,339

(a)	Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/Causeway International Value Select Fund	JNL/ClearBridge Large Cap Growth Fund	JNL/Crescent High Income Fund	JNL/DFA U.S. Core Equity Fund	JNL/DoubleLine Core Fixed Income Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund	JNL/DoubleLine Shiller Enhanced CAPE Fund
Operations
Net investment income (loss)	$44,420	$2,302	$32,666	$12,736	$108,781	$18,040	$38,266
Net realized gain (loss)	93,130	9,803	(8,580)	55,664	(38,497)	(6,063)	89,254
Net change in unrealized appreciation
(depreciation)	(445,818)	(19,974)	(36,244)	(151,184)	(81,879)	(26,000)	(193,906)
Change in net assets from operations	(308,268)	(7,869)	(12,158)	(82,784)	(11,595)	(14,023)	(66,386)
Distributions to shareholders
From distributable earnings
Class A	(8,319)	—	(4,295)	(27,937)	(70,855)	(188)	(117,818)
Class I	(22,463)	—	(34,129)	(1,634)	(16,819)	(19,650)	(85,461)
Total distributions to shareholders	(30,782)	—	(38,424)	(29,571)	(87,674)	(19,838)	(203,279)
Share transactions[1]
Proceeds from the sale of shares
Class A	122,235	150,930	57,420	203,957	344,605	10,181	418,012
Class I	148,479	48,767	114,405	12,089	546,882	110,400	129,774
Reinvestment of distributions
Class A	8,319	—	4,295	27,937	70,855	188	117,818
Class I	22,463	—	34,129	1,634	16,819	19,650	85,461
Cost of shares redeemed
Class A	(113,451)	(46,602)	(34,667)	(279,245)	(732,524)	(7,805)	(189,740)
Class I	(232,542)	(35,774)	(209,098)	(20,431)	(170,870)	(141,084)	(318,898)
Change in net assets from
share transactions	(44,497)	117,321	(33,516)	(54,059)	75,767	(8,470)	242,427
Change in net assets	(383,547)	109,452	(84,098)	(166,414)	(23,502)	(42,331)	(27,238)
Net assets beginning of year	1,856,501	460,388	693,009	1,190,736	3,445,097	543,598	1,404,736
Net assets end of year	$1,472,954	$569,840	$608,911	$1,024,322	$3,421,595	$501,267	$1,377,498

[1]Share transactions
Shares sold
Class A	7,507	12,970	5,401	14,590	27,043	943	27,217
Class I	8,893	4,233	10,811	814	39,866	10,150	8,461
Reinvestment of distributions
Class A	559	—	418	2,093	5,696	18	8,865
Class I	1,473	—	3,353	115	1,253	1,878	6,421
Shares redeemed
Class A	(6,963)	(4,083)	(3,243)	(19,924)	(57,491)	(722)	(12,825)
Class I	(13,662)	(3,079)	(19,485)	(1,350)	(12,477)	(13,149)	(21,135)
Change in shares
Class A	1,103	8,887	2,576	(3,241)	(24,752)	239	23,257
Class I	(3,296)	1,154	(5,321)	(421)	28,642	(1,121)	(6,253)
Purchases and sales of long term
investments
Purchase of securities	$551,373	$200,887	$412,176	$68,281	$1,055,398	$283,640	$852,176
Purchase of U.S. government securities	—	—	—	—	1,764,817	—	377,056
Total purchases	$551,373	$200,887	$412,176	$68,281	$2,820,215	$283,640	$1,229,232
Proceeds from sales of securities	$569,307	$78,884	$487,262	$140,135	$981,641	$286,320	$620,990
Proceeds from sales of U.S. government
securities	—	—	—	—	1,678,566	—	334,502
Total proceeds from sales	$569,307	$78,884	$487,262	$140,135	$2,660,207	$286,320	$955,492
Securities sold short covers	$—	$—	$—	$—	$595	$—	$—
Securities sold short proceeds	$—	$—	$—	$—	$605	$—	$—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/First State Global Infrastructure Fund	JNL/FPA + DoubleLine Flexible Allocation Fund	JNL/Franklin Templeton Global Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Fund	JNL/Franklin Templeton Mutual Shares Fund
Operations
Net investment income (loss)	$26,182	$18,625	$18,843	$91,789	$102,485	$9,038	$20,369
Net realized gain (loss)	22,487	104,882	85,347	39,580	97,849	15,516	80,619
Net change in unrealized appreciation
(depreciation)	(109,371)	(279,191)	(245,612)	(117,430)	(295,160)	(165,548)	(194,045)
Change in net assets from operations	(60,702)	(155,684)	(141,422)	13,939	(94,826)	(140,994)	(93,057)
Distributions to shareholders
From distributable earnings
Class A	(25,569)	(80,682)	(33,102)	—	(84,512)	(44,311)	(29,777)
Class I	(4,443)	(5,880)	(31,006)	—	(21,881)	(95)	(21,654)
Total distributions to shareholders	(30,012)	(86,562)	(64,108)	—	(106,393)	(44,406)	(51,431)
Share transactions[1]
Proceeds from the sale of shares
Class A	94,918	128,373	57,488	167,923	185,032	133,544	64,359
Class I	125,304	24,024	25,235	99,367	47,336	1,571	39,802
Reinvestment of distributions
Class A	25,569	80,682	33,102	—	84,512	44,311	29,777
Class I	4,443	5,880	31,006	—	21,881	95	21,654
Cost of shares redeemed
Class A	(271,075)	(426,695)	(103,802)	(234,460)	(407,338)	(185,686)	(139,112)
Class I	(41,147)	(151,924)	(65,308)	(222,719)	(124,324)	(467)	(128,446)
Change in net assets from
share transactions	(61,988)	(339,660)	(22,279)	(189,889)	(192,901)	(6,632)	(111,966)
Change in net assets	(152,702)	(581,906)	(227,809)	(175,950)	(394,120)	(192,032)	(256,454)
Net assets beginning of year	1,018,245	2,191,436	1,047,759	1,713,909	2,546,728	746,663	1,220,727
Net assets end of year	$865,543	$1,609,530	$819,950	$1,537,959	$2,152,608	$554,631	$964,273

[1]Share transactions
Shares sold
Class A	6,975	10,279	5,070	15,554	15,568	12,103	5,579
Class I	9,195	1,945	2,140	9,136	4,214	146	3,360
Reinvestment of distributions
Class A	1,972	7,034	3,307	—	7,446	4,869	2,762
Class I	341	511	3,088	—	2,019	10	1,990
Shares redeemed
Class A	(19,975)	(34,160)	(9,157)	(21,778)	(34,210)	(17,100)	(12,023)
Class I	(3,031)	(11,805)	(5,507)	(20,418)	(11,041)	(44)	(10,781)
Change in shares
Class A	(11,028)	(16,847)	(780)	(6,224)	(11,196)	(128)	(3,682)
Class I	6,505	(9,349)	(279)	(11,282)	(4,808)	112	(5,431)
Purchases and sales of long term
investments
Purchase of securities	$1,421,685	$970,247	$290,498	$246,341	$946,190	$173,044	$224,539
Purchase of U.S. government securities	—	72,988	—	21,038	169,444	—	—
Total purchases	$1,421,685	$1,043,235	$290,498	$267,379	$1,115,634	$173,044	$224,539
Proceeds from sales of securities	$1,470,977	$1,225,129	$346,059	$404,173	$1,324,319	$206,765	$408,106
Proceeds from sales of U.S. government
securities	—	261,968	—	10,663	—	—	—
Total proceeds from sales	$1,470,977	$1,487,097	$346,059	$414,836	$1,324,319	$206,765	$408,106
Securities sold short covers	$—	$206,349	$—	$—	$102	$—	$—
Securities sold short proceeds	$—	$95,316	$—	$—	$708	$—	$—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/GQG Emerging Markets Equity Fund	JNL/Harris Oakmark Global Equity Fund	JNL/Heitman U.S. Focused Real Estate Fund(a)	JNL/Invesco China-India Fund	JNL/Invesco Diversified Dividend Fund
Operations
Net investment income (loss)	$25,310	$16,096	$3,124	$12,882	$1,385	$770	$13,082
Net realized gain (loss)	(24,893)	(20,360)	(48,976)	35,443	(1,842)	41,184	5,005
Net change in unrealized appreciation
(depreciation)	(18,822)	(22,440)	(33,162)	(261,355)	(10,244)	(155,723)	(55,460)
Change in net assets from operations	(18,405)	(26,704)	(79,014)	(213,030)	(10,701)	(113,769)	(37,373)
Distributions to shareholders
From distributable earnings
Class A	(23,040)	(317)	—	(14,050)	—	(2,441)	(181)
Class I	(2,668)	(1,036)	—	(12,908)	—	(4)	(2,307)
Total distributions to shareholders	(25,708)	(1,353)	—	(26,958)	—	(2,445)	(2,488)
Share transactions[1]
Proceeds from the sale of shares
Class A	142,955	28,847	21,718	119,498	4,576	151,241	52,706
Class I	20,368	4,536	215,714	113,325	169,391	531	118,845
Reinvestment of distributions
Class A	23,040	317	—	14,050	—	2,441	181
Class I	2,668	1,036	—	12,908	—	4	2,307
Cost of shares redeemed
Class A	(226,748)	(47,787)	(4,988)	(170,727)	(1,280)	(263,755)	(8,630)
Class I	(81,503)	(9,817)	(109,532)	(157,879)	(19,172)	(290)	(202,417)
Change in net assets from
share transactions	(119,220)	(22,868)	122,912	(68,825)	153,515	(109,828)	(37,008)
Change in net assets	(163,333)	(50,925)	43,898	(308,813)	142,814	(226,042)	(76,869)
Net assets beginning of year	1,114,702	327,382	416,897	1,121,402	—	748,272	557,348
Net assets end of year	$951,369	$276,457	$460,795	$812,589	$142,814	$522,230	$480,479

[1]Share transactions
Shares sold
Class A	12,520	2,558	2,295	10,386	457	15,187	5,169
Class I	1,749	400	21,142	10,529	16,762	55	11,666
Reinvestment of distributions
Class A	2,093	31	—	1,421	—	303	18
Class I	238	100	—	1,304	—	1	228
Shares redeemed
Class A	(19,932)	(4,346)	(523)	(14,929)	(133)	(26,492)	(850)
Class I	(6,990)	(858)	(11,222)	(13,411)	(1,893)	(28)	(19,926)
Change in shares
Class A	(5,319)	(1,757)	1,772	(3,122)	324	(11,002)	4,337
Class I	(5,003)	(358)	9,920	(1,578)	14,869	28	(8,032)
Purchases and sales of long term
investments
Purchase of securities	$382,753	$138,971	$659,843	$407,584	$277,630	$196,956	$110,423
Purchase of U.S. government securities	2,495,401 (b)	87,759	—	—	—	—	—
Total purchases	$2,878,154	$226,730	$659,843	$407,584	$277,630	$196,956	$110,423
Proceeds from sales of securities	$413,507	$163,878	$532,880	$449,484	$125,391	$279,373	$130,725
Proceeds from sales of U.S. government
securities	2,530,567 (b)	85,388	—	—	—	—	—
Total proceeds from sales	$2,944,074	$249,266	$532,880	$449,484	$125,391	$279,373	$130,725
Securities sold short covers	$6,229	$—	$—	$—	$—	$—	$—
U.S. government securities sold short covers	390,712	—	—	—	—	—	—
Total securities sold short covers	$396,941	$—	$—	$—	$—	$—	$—
Securities sold short proceeds	$6,248	$—	$—	$—	$—	$—	$—
U.S. government securities sold short proceeds	419,181	—	—	—	—	—	—
Total securities sold short proceeds	$425,429	$—	$—	$—	$—	$—	$—

(a)	Period from commencement of operations August 13, 2018.
(b)	Amounts exclude $1,188,006 and $1,166,503 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan Hedged Equity Fund(a)	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund
Operations
Net investment income (loss)	$37,333	$24,041	$(5,694)	$325	$(4,015)	$29,565	$18,725
Net realized gain (loss)	15,237	78,403	122,827	4,790	196,910	(2,464)	4,582
Net change in unrealized appreciation
(depreciation)	(157,589)	(300,184)	(297,586)	(7,047)	(283,160)	(25,556)	(200,443)
Change in net assets from operations	(105,019)	(197,740)	(180,453)	(1,932)	(90,265)	1,545	(177,136)
Distributions to shareholders
From distributable earnings
Class A	(56,830)	(18,998)	(84,450)	(88)	(151,310)	(26,310)	(6,459)
Class I	(11,281)	(5,399)	(8,614)	(416)	(40,788)	(9,211)	(8,650)
Total distributions to shareholders	(68,111)	(24,397)	(93,064)	(504)	(192,098)	(35,521)	(15,109)
Share transactions[1]
Proceeds from the sale of shares
Class A	131,736	149,854	534,817	21,034	483,670	249,728	80,244
Class I	98,333	38,477	49,765	113,205	113,086	82,793	104,143
Reinvestment of distributions
Class A	56,830	18,998	84,450	88	151,310	26,310	6,459
Class I	11,281	5,399	8,614	416	40,788	9,211	8,650
Cost of shares redeemed
Class A	(298,207)	(239,026)	(472,495)	(1,187)	(451,536)	(256,125)	(107,776)
Class I	(516,642)	(216,517)	(109,948)	(28,003)	(328,917)	(371,769)	(178,610)
Change in net assets from
share transactions	(516,669)	(242,815)	95,203	105,553	8,401	(259,852)	(86,890)
Change in net assets	(689,799)	(464,952)	(178,314)	103,117	(273,962)	(293,828)	(279,135)
Net assets beginning of year	1,975,249	1,498,522	1,917,196	—	2,093,252	1,363,931	1,015,785
Net assets end of year	$1,285,450	$1,033,570	$1,738,882	$103,117	$1,819,290	$1,070,103	$736,650

[1]Share transactions
Shares sold
Class A	13,714	11,152	20,319	2,158	13,352	19,548	7,902
Class I	9,909	2,753	1,819	11,665	3,056	6,143	9,666
Reinvestment of distributions
Class A	6,328	1,584	3,560	9	4,828	2,120	708
Class I	1,237	427	349	44	1,264	706	946
Shares redeemed
Class A	(30,985)	(17,904)	(18,329)	(123)	(12,733)	(19,945)	(10,177)
Class I	(52,872)	(15,377)	(3,974)	(2,910)	(8,840)	(27,500)	(17,400)
Change in shares
Class A	(10,943)	(5,168)	5,550	2,044	5,447	1,723	(1,567)
Class I	(41,726)	(12,197)	(1,806)	8,799	(4,520)	(20,651)	(6,788)
Purchases and sales of long term
investments
Purchase of securities	$918,771	$482,994	$460,963	$117,232	$1,127,517	$5,789	$125,756
Purchase of U.S. government securities	—	—	—	—	—	28,368	—
Total purchases	$918,771	$482,994	$460,963	$117,232	$1,127,517	$34,157	$125,756
Proceeds from sales of securities	$1,492,689	$656,785	$469,786	$16,432	$1,264,713	$65,366	$216,369
Proceeds from sales of U.S. government
securities	—	—	—	—	—	257,065	—
Total proceeds from sales	$1,492,689	$656,785	$469,786	$16,432	$1,264,713	$322,431	$216,369
Securities sold short covers	$—	$—	$—	$1,233	$—	$—	$—
Securities sold short proceeds	$—	$—	$—	$3,880	$—	$—	$—

(a)	Period from commencement of operations August 13, 2018.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/Loomis Sayles Global Growth Fund(a)	JNL/Mellon Capital Consumer Staples Sector Fund	JNL/Mellon Capital Emerging Markets Index Fund	JNL/Mellon Capital European 30 Fund	JNL/Mellon Capital Industrials Sector Fund	JNL/Mellon Capital Materials Sector Fund	JNL/Mellon Capital Pacific Rim 30 Fund
Operations
Net investment income (loss)	$490	$710	$24,522	$17,418	$418	$551	$7,926
Net realized gain (loss)	(1,940)	(764)	(1,230)	34,185	(918)	(6,022)	35,071
Net change in unrealized appreciation
(depreciation)	(28,506)	(4,310)	(237,880)	(118,128)	(6,171)	(4,866)	(83,585)
Change in net assets from operations	(29,956)	(4,364)	(214,588)	(66,525)	(6,671)	(10,337)	(40,588)
Distributions to shareholders
From distributable earnings
Class A	—	—	(20,801)	(13,570)	—	—	(18,236)
Class I	—	—	(82)	(2)	—	—	(9)
Total distributions to shareholders	—	—	(20,883)	(13,572)	—	—	(18,245)
Share transactions[1]
Proceeds from the sale of shares
Class A	451	79,826	382,289	78,192	79,609	92,170	51,073
Class I	302,737	633	15,631	324	679	520	200
Reinvestment of distributions
Class A	—	—	20,801	13,570	—	—	18,236
Class I	—	—	82	2	—	—	9
Cost of shares redeemed
Class A	(13)	(19,671)	(443,908)	(150,078)	(60,303)	(108,393)	(101,520)
Class I	(21,377)	(186)	(47,822)	(128)	(123)	(146)	(73)
Change in net assets from
share transactions	281,798	60,602	(72,927)	(58,118)	19,862	(15,849)	(32,075)
Change in net assets	251,842	56,238	(308,398)	(138,215)	13,191	(26,186)	(90,908)
Net assets beginning of year	—	7,810	1,398,602	488,132	16,896	42,922	317,808
Net assets end of year	$251,842	$64,048	$1,090,204	$349,917	$30,087	$16,736	$226,900

[1]Share transactions
Shares sold
Class A	46	7,816	33,313	5,997	7,433	8,567	3,235
Class I	30,609	63	1,336	28	65	51	13
Reinvestment of distributions
Class A	—	—	2,187	1,182	—	—	1,347
Class I	—	—	8	—	—	—	1
Shares redeemed
Class A	(1)	(1,967)	(39,954)	(11,773)	(5,774)	(10,695)	(6,541)
Class I	(2,210)	(19)	(4,211)	(11)	(12)	(15)	(5)
Change in shares
Class A	45	5,849	(4,454)	(4,594)	1,659	(2,128)	(1,959)
Class I	28,399	44	(2,867)	17	53	36	9
Purchases and sales of long term
investments
Purchase of securities	$302,780	$73,820	$167,420	$291,531	$69,412	$88,019	$261,899
Proceeds from sales of securities	$23,064	$13,097	$230,675	$345,662	$49,349	$103,387	$305,015

(a)	Period from commencement of operations August 13, 2018.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/Mellon Capital Real Estate Sector Fund	JNL/Mellon Capital S&P 500 Index Fund	JNL S&P 500 Index Fund	JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital S&P 1500 Growth Index Fund	JNL/Mellon Capital S&P 1500 Value Index Fund	JNL/Mellon Capital Small Cap Index Fund
Operations
Net investment income (loss)	$4,081	$114,437	$348	$32,419	$506	$392	$22,331
Net realized gain (loss)	194	326,876	527	225,406	(8,156)	(785)	203,359
Net change in unrealized appreciation
(depreciation)	(4,777)	(783,672)	(3,154)	(599,366)	(8,670)	(3,482)	(457,255)
Change in net assets from operations	(502)	(342,359)	(2,279)	(341,541)	(16,320)	(3,875)	(231,565)
Distributions to shareholders
From distributable earnings
Class A	—	(483,156)	—	(173,850)	—	—	(245,235)
Class I	—	(15,547)	—	(15,466)	—	—	(25,575)
Total distributions to shareholders	—	(498,703)	—	(189,316)	—	—	(270,810)
Share transactions[1]
Proceeds from the sale of shares
Class A	59,809	1,532,609	—	506,134	190,852	40,774	612,507
Class I	27,525	73,914	38,100	39,565	1,514	1,546	54,038
Reinvestment of distributions
Class A	—	483,156	—	173,850	—	—	245,235
Class I	—	15,547	—	15,466	—	—	25,575
Cost of shares redeemed
Class A	(18,847)	(1,552,481)	—	(626,049)	(56,274)	(12,088)	(548,043)
Class I	(188,245)	(468,854)	(13,285)	(84,769)	(48)	(206)	(83,646)
Change in net assets from
share transactions	(119,758)	83,891	24,815	24,197	136,044	30,026	305,666
Change in net assets	(120,260)	(757,171)	22,536	(506,660)	119,724	26,151	(196,709)
Net assets beginning of year	167,298	7,871,411	6,100	3,150,287	17,084	8,948	2,355,512
Net assets end of year	$47,038	$7,114,240	$28,636	$2,643,627	$136,808	$35,099	$2,158,803

[1]Share transactions
Shares sold
Class A	5,895	69,001	—	23,433	16,245	3,850	29,623
Class I	2,810	3,209	3,421	1,794	130	147	2,616
Reinvestment of distributions
Class A	—	23,240	—	8,902	—	—	13,685
Class I	—	729	—	776	—	—	1,399
Shares redeemed
Class A	(1,870)	(69,817)	—	(28,986)	(5,052)	(1,167)	(27,706)
Class I	(18,319)	(19,727)	(1,194)	(3,746)	(4)	(20)	(3,951)
Change in shares
Class A	4,025	22,424	—	3,349	11,193	2,683	15,602
Class I	(15,509)	(15,789)	2,227	(1,176)	126	127	64
Purchases and sales of long term
investments
Purchase of securities	$70,210	$293,632	$42,641	$500,998	$206,432	$49,635	$878,680
Proceeds from sales of securities	$185,702	$669,657	$17,991	$654,928	$71,352	$20,061	$814,662

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/Mellon Capital International Index Fund	JNL/Mellon Capital MSCI KLD 400 Social Index Fund	JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Utilities Sector Fund	JNL/MFS Mid Cap Value Fund	JNL/Morningstar Wide Moat Index Fund(a)	JNL Multi-Manager Alternative Fund
Operations
Net investment income (loss)	$49,542	$275	$26,014	$2,283	$13,271	$3,445	$9,882
Net realized gain (loss)	37,445	213	(8,925)	4,672	40,080	(1,616)	35,531
Net change in unrealized appreciation
(depreciation)	(345,207)	(2,252)	(24,565)	(7,327)	(226,559)	(35,439)	(86,125)
Change in net assets from operations	(258,220)	(1,764)	(7,476)	(372)	(173,208)	(33,610)	(40,712)
Distributions to shareholders
From distributable earnings
Class A	(155,091)	(91)	(18,173)	(3,129)	(67,772)	—	—
Class I	(25,211)	—	(5,701)	(19)	(11,630)	—	(2,071)
Total distributions to shareholders	(180,302)	(91)	(23,874)	(3,148)	(79,402)	—	(2,071)
Share transactions[1]
Proceeds from the sale of shares
Class A	261,896	18,545	160,594	141,793	121,681	106,909	6,001
Class I	55,203	188	67,566	1,256	50,236	459,679	276,763
Proceeds in connection with acquisition
Class A	—	—	—	—	421,665	—	—
Class I	—	—	—	—	100,627	—	—
Reinvestment of distributions
Class A	155,091	91	18,173	3,129	67,772	—	—
Class I	25,211	—	5,701	19	11,630	—	2,071
Cost of shares redeemed
Class A	(388,760)	(4,100)	(197,276)	(53,217)	(224,699)	(12,351)	(3,468)
Class I	(191,202)	(30)	(141,488)	(258)	(49,924)	(41,877)	(198,661)
Change in net assets from
share transactions	(82,561)	14,694	(86,730)	92,722	498,988	512,360	82,706
Change in net assets	(521,083)	12,839	(118,080)	89,202	246,378	478,750	39,923
Net assets beginning of year	2,101,821	15,813	1,200,414	81,509	954,994	—	1,039,651
Net assets end of year	$1,580,738	$28,652	$1,082,334	$170,711	$1,201,372	$478,750	$1,079,574

[1]Share transactions
Shares sold
Class A	17,769	1,624	13,989	10,398	10,261	10,582	590
Class I	3,503	17	5,688	93	4,226	46,409	27,365
Shares issued in connection with acquisition
Class A	—	—	—	—	33,760	—	—
Class I	—	—	—	—	7,999	—	—
Reinvestment of distributions
Class A	12,497	8	1,625	232	6,258	—	—
Class I	1,947	—	492	1	1,067	—	210
Shares redeemed
Class A	(26,027)	(359)	(17,193)	(4,029)	(18,842)	(1,304)	(345)
Class I	(12,065)	(3)	(11,897)	(19)	(4,220)	(4,146)	(19,821)
Change in shares
Class A	4,239	1,273	(1,579)	6,601	31,437	9,278	245
Class I	(6,615)	14	(5,717)	75	9,072	42,263	7,754
Purchases and sales of long term
investments
Purchase of securities	$37,777	$18,434	$45,644	$126,324	$864,399	$669,500	$1,403,063
Purchase of U.S. government securities	—	—	866,227 (b)	—	—	—	139,606 (c)
Total purchases	$37,777	$18,434	$911,871	$126,324	$864,399	$669,500	$1,542,669
Proceeds from sales of securities	$234,832	$3,689	$75,264	$35,913	$434,317	$165,553	$1,163,348
Proceeds from sales of U.S. government
securities	—	—	924,395 (b)	—	—	—	144,581 (c)
Total proceeds from sales	$234,832	$3,689	$999,659	$35,913	$434,317	$165,553	$1,307,929
Securities sold short covers	$—	$—	$—	$—	$—	$—	$415,500
U.S. government securities sold short covers	—	—	31,651	—	—	—	100
Total securities sold short covers	$—	$—	$31,651	$—	$—	$—	$415,600
Securities sold short proceeds	$—	$—	$—	$—	$—	$—	$497,037
U.S. government securities sold short proceeds	—	—	32,565	—	—	—	100
Total securities sold short proceeds	$—	$—	$32,565	$—	$—	$—	$497,137

(a)	Period from commencement of operations August 13, 2018.
(b)	Amounts exclude $427,040 and $422,339 of purchases and sales, respectively, of dollar roll transaction securities.
(c)	Amounts exclude $605 and $602 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL Multi-Manager International Small Cap Fund(a)	JNL Multi-Manager Mid Cap Fund	JNL Multi-Manager Small Cap Growth Fund	JNL Multi-Manager Small Cap Value Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/Oppenheimer Emerging Markets Innovator Fund	JNL/Oppenheimer Global Growth Fund
Operations
Net investment income (loss)	$916	$4,972	$(5,931)	$7,382	$22,566	$1,964	$21,377
Net realized gain (loss)	(5,708)	58,260	282,485	87,832	(4,596)	7,278	197,865
Net change in unrealized appreciation
(depreciation)	(52,443)	(117,047)	(350,127)	(277,497)	(36,196)	(145,668)	(551,607)
Change in net assets from operations	(57,235)	(53,815)	(73,573)	(182,283)	(18,226)	(136,426)	(332,365)
Distributions to shareholders
From distributable earnings
Class A	—	(5,323)	(110,212)	(84,216)	(13,101)	(1,275)	(52,967)
Class I	—	(48,133)	(28,007)	(66,885)	(1,484)	(17,154)	(21,807)
Total distributions to shareholders	—	(53,456)	(138,219)	(151,101)	(14,585)	(18,429)	(74,774)
Share transactions[1]
Proceeds from the sale of shares
Class A	748	98,685	626,330	152,454	144,921	37,392	340,448
Class I	318,663	255,562	147,599	184,097	78,277	216,657	103,365
Reinvestment of distributions
Class A	—	5,323	110,212	84,216	13,101	1,275	52,967
Class I	—	48,133	28,007	66,885	1,484	17,154	21,807
Cost of shares redeemed
Class A	(214)	(40,394)	(422,661)	(160,737)	(190,247)	(28,697)	(499,415)
Class I	(10,038)	(321,178)	(161,603)	(143,877)	(36,167)	(117,581)	(38,813)
Change in net assets from
share transactions	309,159	46,131	327,884	183,038	11,369	126,200	(19,641)
Change in net assets	251,924	(61,140)	116,092	(150,346)	(21,442)	(28,655)	(426,780)
Net assets beginning of year	—	965,213	1,707,210	1,230,672	705,073	496,914	2,616,704
Net assets end of year	$251,924	$904,073	$1,823,302	$1,080,326	$683,631	$468,259	$2,189,924

[1]Share transactions
Shares sold
Class A	80	7,845	21,545	10,274	13,242	3,188	18,222
Class I	32,193	19,996	4,944	12,753	7,040	19,298	5,468
Reinvestment of distributions
Class A	—	454	4,267	6,705	1,227	147	3,228
Class I	—	4,096	1,031	5,321	138	1,988	1,306
Shares redeemed
Class A	(23)	(3,298)	(15,276)	(10,828)	(17,446)	(2,607)	(26,962)
Class I	(1,094)	(25,255)	(5,273)	(9,432)	(3,270)	(11,037)	(2,009)
Change in shares
Class A	57	5,001	10,536	6,151	(2,977)	728	(5,512)
Class I	31,099	(1,163)	702	8,642	3,908	10,249	4,765
Purchases and sales of long term
investments
Purchase of securities	$361,475	$385,919	$1,952,214	$918,621	$552,790	$277,251	$474,650
Purchase of U.S. government securities	—	—	—	—	335,132 (b)	—	—
Total purchases	$361,475	$385,919	$1,952,214	$918,621	$887,922	$277,251	$474,650
Proceeds from sales of securities	$59,572	$370,358	$1,769,522	$881,010	$541,961	$172,467	$492,626
Proceeds from sales of U.S. government
securities	—	—	—	—	414,574 (b)	—	—
Total proceeds from sales	$59,572	$370,358	$1,769,522	$881,010	$956,535	$172,467	$492,626

(a)	Period from commencement of operations August 13, 2018.
(b)	Amounts exclude $2,195,979 and $2,168,942 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/PIMCO Income Fund	JNL/PIMCO Real Return Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Total Return Fund
Operations
Net investment income (loss)	$26,148	$37,670	$65,690	$121,309	$7,277	$4,902	$34,750
Net realized gain (loss)	(2,506)	(43,628)	(5,490)	6,081	24,819	93,046	(7,118)
Net change in unrealized appreciation
(depreciation)	(19,026)	(37,031)	(81,898)	(238,423)	(163,302)	(243,609)	(41,531)
Change in net assets from operations	4,616	(42,989)	(21,698)	(111,033)	(131,206)	(145,661)	(13,899)
Distributions to shareholders
From distributable earnings
Class A	(1,359)	(7,531)	(51,815)	(94,110)	(59,942)	(94,817)	(7,713)
Class I	(2,663)	(7,523)	(1,019)	(30,054)	(5,141)	(3,163)	(23,562)
Total distributions to shareholders	(4,022)	(15,054)	(52,834)	(124,164)	(65,083)	(97,980)	(31,275)
Share transactions[1]
Proceeds from the sale of shares
Class A	356,623	168,101	618,705	302,716	121,693	232,340	115,877
Class I	286,368	115,016	10,288	29,656	1,838	7,980	63,729
Proceeds in connection with acquisition
Class A	—	11,153	—	—	—	—	—
Class I	—	1	—	—	—	—	—
Reinvestment of distributions
Class A	1,359	7,531	51,815	94,110	59,942	94,817	7,713
Class I	2,663	7,523	1,019	30,054	5,141	3,163	23,562
Cost of shares redeemed
Class A	(102,282)	(302,601)	(452,633)	(548,041)	(172,742)	(423,479)	(102,524)
Class I	(123,614)	(252,553)	(14,156)	(70,179)	(493)	(6,927)	(207,047)
Change in net assets from
share transactions	421,117	(245,829)	215,038	(161,684)	15,379	(92,106)	(98,690)
Change in net assets	421,711	(303,872)	140,506	(396,881)	(180,910)	(335,747)	(143,864)
Net assets beginning of year	637,244	2,059,131	1,491,085	2,338,175	698,643	908,924	1,263,628
Net assets end of year	$1,058,955	$1,755,259	$1,631,591	$1,941,294	$517,733	$573,177	$1,119,764

[1]Share transactions
Shares sold
Class A	35,704	17,126	58,130	22,466	8,124	15,449	9,868
Class I	28,615	11,617	968	1,913	119	536	5,438
Shares issued in connection with acquisition
Class A	—	1,124	—	—	—	—	—
Reinvestment of distributions
Class A	137	783	4,939	7,451	4,709	7,888	675
Class I	266	774	97	2,032	401	255	2,067
Shares redeemed
Class A	(10,248)	(30,890)	(42,790)	(40,952)	(11,495)	(28,377)	(8,748)
Class I	(12,337)	(25,453)	(1,329)	(4,561)	(34)	(476)	(17,695)
Change in shares
Class A	25,593	(11,857)	20,279	(11,035)	1,338	(5,040)	1,795
Class I	16,544	(13,062)	(264)	(616)	486	315	(10,190)
Purchases and sales of long term
investments
Purchase of securities	$501,435	$331,178	$1,072,746	$1,127,722	$189,059	$297,846	$597,300
Purchase of U.S. government securities	1,449,059	5,789,212	—	—	—	—	161,144 (a)
Total purchases	$1,950,494	$6,120,390	$1,072,746	$1,127,722	$189,059	$297,846	$758,444
Proceeds from sales of securities	$238,485	$417,527	$1,070,458	$1,268,864	$232,745	$477,951	$700,009
Proceeds from sales of U.S. government
securities	1,325,248	5,991,041	—	28,472	—	—	138,543 (a)
Total proceeds from sales	$1,563,733	$6,408,568	$1,070,458	$1,297,336	$232,745	$477,951	$838,552
Securities sold short covers	$154,331	$215,101	$—	$—	$—	$—	$—
U.S. government securities sold short covers	6,117	869,325	—	—	—	—	—
Total securities sold short covers	$160,448	$1,084,426	$—	$—	$—	$—	$—
Securities sold short proceeds	$156,767	$217,970	$—	$—	$—	$—	$—
U.S. government securities sold short proceeds	6,062	806,478	—	—	—	—	—
Total securities sold short proceeds	$162,829	$1,024,448	$—	$—	$—	$—	$—

(a)	Amounts exclude $53,932 and $53,856 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/PPM America Value Equity Fund	JNL/S&P Competitive Advantage Fund	JNL/S&P Dividend Income & Growth Fund	JNL/S&P International 5 Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Mid 3 Fund	JNL/S&P Total Yield Fund
Operations
Net investment income (loss)	$3,738	$37,391	$175,960	$1,487	$59,074	$3,721	$47,588
Net realized gain (loss)	13,494	262,857	321,074	3,955	236,086	15,918	100,335
Net change in unrealized appreciation
(depreciation)	(46,862)	(341,495)	(741,895)	(13,161)	(407,005)	(57,208)	(373,745)
Change in net assets from operations	(29,630)	(41,247)	(244,861)	(7,719)	(111,845)	(37,569)	(225,822)
Distributions to shareholders
From distributable earnings
Class A	(3,479)	(54,516)	(378,896)	(2,518)	(37,912)	(4,081)	(29,782)
Class I	(4)	(98,251)	(192,681)	(46)	(84,985)	(7)	(118,045)
Total distributions to shareholders	(3,483)	(152,767)	(571,577)	(2,564)	(122,897)	(4,088)	(147,827)
Share transactions[1]
Proceeds from the sale of shares
Class A	34,565	157,981	362,136	18,899	172,066	37,079	76,353
Class I	407	184,367	173,045	935	183,227	422	108,791
Reinvestment of distributions
Class A	3,479	54,516	378,896	2,518	37,912	4,081	29,782
Class I	4	98,251	192,681	46	84,985	7	118,045
Cost of shares redeemed
Class A	(58,710)	(309,438)	(835,605)	(14,565)	(239,821)	(99,159)	(154,294)
Class I	(87)	(494,374)	(403,295)	(109)	(470,208)	(18)	(258,620)
Change in net assets from
share transactions	(20,342)	(308,697)	(132,142)	7,724	(231,839)	(57,588)	(79,943)
Change in net assets	(53,455)	(502,711)	(948,580)	(2,559)	(466,581)	(99,245)	(453,592)
Net assets beginning of year	232,902	2,896,105	5,467,509	47,469	2,650,353	312,289	2,316,748
Net assets end of year	$179,447	$2,393,394	$4,518,929	$44,910	$2,183,772	$213,044	$1,863,156

[1]Share transactions
Shares sold
Class A	1,468	8,975	23,159	1,790	11,276	2,956	5,497
Class I	19	10,492	11,219	85	11,611	34	7,691
Reinvestment of distributions
Class A	157	3,263	26,552	265	2,560	345	2,309
Class I	—	5,852	13,307	5	5,643	1	9,109
Shares redeemed
Class A	(2,493)	(17,736)	(53,183)	(1,350)	(15,815)	(7,736)	(11,039)
Class I	(4)	(27,912)	(25,775)	(11)	(29,718)	(2)	(18,238)
Change in shares
Class A	(868)	(5,498)	(3,472)	705	(1,979)	(4,435)	(3,233)
Class I	15	(11,568)	(1,249)	79	(12,464)	33	(1,438)
Purchases and sales of long term
investments
Purchase of securities	$52,005	$1,178,608	$2,456,495	$39,927	$1,628,429	$353,042	$1,815,838
Proceeds from sales of securities	$71,242	$1,604,051	$2,974,126	$33,120	$1,932,432	$410,618	$2,019,503

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/Scout Unconstrained Bond Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Managed Volatility Balanced Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/Vanguard Growth ETF Allocation Fund
Operations
Net investment income (loss)	$11,816	$25,531	$2,325	$(1,493)	$30,574	$77,723	$4,088
Net realized gain (loss)	(16,572)	871,435	2,583	567,085	(4,891)	350,566	432
Net change in unrealized appreciation
(depreciation)	1,045	(1,004,326)	(47,614)	(691,837)	(5,615)	(844,968)	(28,598)
Change in net assets from operations	(3,711)	(107,360)	(42,706)	(126,245)	20,068	(416,679)	(24,078)
Distributions to shareholders
From distributable earnings
Class A	(917)	(769,359)	—	(375,736)	(14,025)	(244,329)	—
Class I	(17,720)	(331,712)	—	(29,900)	(9,887)	(315,135)	—
Total distributions to shareholders	(18,637)	(1,101,071)	—	(405,636)	(23,912)	(559,464)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	7,562	1,501,071	24,317	927,619	456,326	329,912	270,045
Class I	71,724	374,714	—	44,582	76,826	260,551	10,382
Proceeds in connection with acquisition
Class A	—	—	386,200	—	—	—	—
Class I	—	—	1	—	—	—	—
Reinvestment of distributions
Class A	917	769,359	—	375,736	14,025	244,329	—
Class I	17,720	331,712	—	29,900	9,887	315,135	—
Cost of shares redeemed
Class A	(13,327)	(1,325,317)	(83,054)	(996,022)	(360,238)	(478,067)	(48,463)
Class I	(431,961)	(767,034)	—	(51,333)	(42,993)	(692,431)	(695)
Change in net assets from
share transactions	(347,365)	884,505	327,464	330,482	153,833	(20,571)	231,269
Change in net assets	(369,713)	(323,926)	284,758	(201,399)	149,989	(996,714)	207,191
Net assets beginning of year	760,614	8,791,620	192,361	5,312,076	1,551,302	4,962,278	42,024
Net assets end of year	$390,901	$8,467,694	$477,119	$5,110,677	$1,701,291	$3,965,564	$249,215

[1]Share transactions
Shares sold
Class A	768	32,205	2,070	18,832	46,664	19,604	25,521
Class I	7,334	7,786	—	862	7,743	14,960	981
Shares issued in connection with acquisition
Class A	—	—	31,917	—	—	—	—
Reinvestment of distributions
Class A	96	19,497	—	8,363	1,444	16,827	—
Class I	1,881	8,130	—	634	1,009	20,733	—
Shares redeemed
Class A	(1,356)	(29,149)	(7,035)	(20,378)	(36,819)	(28,283)	(4,661)
Class I	(44,397)	(15,894)	—	(985)	(4,348)	(40,307)	(65)
Change in shares
Class A	(492)	22,553	26,952	6,817	11,289	8,148	20,860
Class I	(35,182)	22	—	511	4,404	(4,614)	916
Purchases and sales of long term
investments
Purchase of securities	$112,632	$4,085,965	$614,148	$1,499,104	$649,284	$6,603,974	$255,236
Purchase of U.S. government securities	571,182 (a)	—	292,984	—	306,206	—	—
Total purchases	$683,814	$4,085,965	$907,132	$1,499,104	$955,490	$6,603,974	$255,236
Proceeds from sales of securities	$219,443	$4,272,417	$421,056	$1,606,852	$596,834	$7,095,803	$19,403
Proceeds from sales of U.S. government
securities	760,946 (a)	—	218,180	—	175,350	—	—
Total proceeds from sales	$980,389	$4,272,417	$639,236	$1,606,852	$772,184	$7,095,803	$19,403
U.S. government securities sold short covers	—	—	1,562	—	—	—	—
Securities sold short proceeds	$—	$—	$1	$—	$—	$—	$—
U.S. government securities sold short proceeds	—	—	2,590	—	—	—	—
Total securities sold short proceeds	$—	$—	$2,591	$—	$—	$—	$—

(a)	Amounts exclude $123,827 and $131,170 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/Vanguard Moderate ETF Allocation Fund	JNL/Vanguard Moderate Growth ETF Allocation Fund	JNL/Westchester Capital Event Driven Fund	JNL/WMC Balanced Fund	JNL/WMC Government Money Market Fund	JNL/WMC Value Fund
Operations
Net investment income (loss)	$2,497	$3,647	$2,309	$159,513	$13,482	$27,787
Net realized gain (loss)	(170)	174	10,768	325,299	—	134,152
Net change in unrealized appreciation
(depreciation)	(8,699)	(18,932)	(705)	(748,797)	—	(303,746)
Change in net assets from operations	(6,372)	(15,111)	12,372	(263,985)	13,482	(141,807)
Distributions to shareholders
From distributable earnings
Class A	—	—	(695)	(446,388)	(13,375)	(114,740)
Class I	—	—	(12,657)	(883)	(118)	(93,348)
Total distributions to shareholders	—	—	(13,352)	(447,271)	(13,493)	(208,088)
Share transactions[1]
Proceeds from the sale of shares
Class A	153,620	214,983	28,400	1,226,453	1,657,597	107,777
Class I	7,215	9,586	36,826	18,979	35,398	123,994
Reinvestment of distributions
Class A	—	—	695	446,388	13,375	114,740
Class I	—	—	12,657	883	118	93,348
Cost of shares redeemed
Class A	(37,603)	(33,611)	(6,037)	(1,309,277)	(1,439,091)	(176,242)
Class I	(964)	(923)	(82,320)	(4,317)	(23,642)	(265,009)
Change in net assets from
share transactions	122,268	190,035	(9,779)	379,109	243,755	(1,392)
Change in net assets	115,896	174,924	(10,759)	(332,147)	243,744	(351,287)
Net assets beginning of year	33,254	49,288	247,233	7,754,771	1,197,043	1,591,935
Net assets end of year	$149,150	$224,212	$236,474	$7,422,624	$1,440,787	$1,240,648

[1]Share transactions
Shares sold
Class A	15,132	20,795	2,808	51,384	1,657,597	4,528
Class I	707	926	3,686	769	35,398	5,094
Reinvestment of distributions
Class A	—	—	71	19,839	13,375	5,766
Class I	—	—	1,302	38	118	4,558
Shares redeemed
Class A	(3,718)	(3,267)	(600)	(54,946)	(1,439,091)	(7,436)
Class I	(95)	(90)	(8,024)	(176)	(23,642)	(10,920)
Change in shares
Class A	11,414	17,528	2,279	16,277	231,881	2,858
Class I	612	836	(3,036)	631	11,874	(1,268)
Purchases and sales of long term
investments
Purchase of securities	$142,019	$208,060	$436,506	$2,677,814	$901	$412,499
Purchase of U.S. government securities	—	—	—	927,493 (a)	213,665	—
Total purchases	$142,019	$208,060	$436,506	$3,605,307	$214,566	$412,499
Proceeds from sales of securities	$16,935	$13,875	$445,469	$2,440,978	$—	$557,251
Proceeds from sales of U.S. government
securities	—	—	—	820,673 (a)	289,250	—
Total proceeds from sales	$16,935	$13,875	$445,469	$3,261,651	$289,250	$557,251
Securities sold short covers	$—	$—	$142,995	$—	$—	$—
U.S. government securities sold short covers	—	—	—	64,048	—	—
Total securities sold short covers	$—	$—	$142,995	$64,048	$—	$—
Securities sold short proceeds	$—	$—	$151,239	$—	$—	$—
U.S. government securities sold short proceeds	—	—	—	63,406	—	—
Total securities sold short proceeds	$—	$—	$151,239	$63,406	$—	$—

(a)	Amounts exclude $2,803,517 and $2,805,518 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/AB Dynamic Asset Allocation Fund(a)(b)	JNL/AQR Large Cap Relaxed Constraint Equity Fund(c)	JNL/AQR Managed Futures Strategy Fund(a)(c)	JNL/BlackRock Global Allocation Fund(a)(c)	JNL/BlackRock Global Natural Resources Fund(c)	JNL/BlackRock Large Cap Select Growth Fund(c)	JNL/Boston Partners Global Long Short Equity Fund(b)
Operations
Net investment income (loss)	$349	$2,914	$(2,878)	$38,583	$8,924	$(1,274)	$(1,808)
Net realized gain (loss)	566	44,835	(16,437)	134,728	(89,864)	278,251	27,189
Net change in unrealized appreciation
(depreciation)	4,402	48,787	3,073	327,117	46,350	548,843	24,204
Change in net assets from operations	5,317	96,536	(16,242)	500,428	(34,590)	825,820	49,585
Distributions to shareholders
From net investment income
Class A	(807)	(2,812)	—	(61,063)	(7,811)	—	—
Class I	—	(1)	—	(5)	(7)	—	—
From net realized gains
Class A	—	—	—	—	—	(48,883)	—
Class I	—	—	—	—	—	(26)	—
Total distributions to shareholders	(807)	(2,813)	—	(61,068)	(7,818)	(48,909)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	6,625	280,352	50,462	453,657	155,237	545,748	105,812
Class I(d)	1	244,062	277,219	365	1,637	1,110,624	593,816
Reinvestment of distributions
Class A	807	2,812	—	61,062	7,811	48,883	—
Class I	—	1	—	5	7	26	—
Cost of shares redeemed
Class A(d)	(8,913)	(297,805)	(552,111)	(629,399)	(262,123)	(1,762,096)	(806,320)
Class I	—	(25,319)	(30,272)	(158)	(497)	(149,069)	(31,087)
Change in net assets from
share transactions	(1,480)	204,103	(254,702)	(114,468)	(97,928)	(205,884)	(137,779)
Change in net assets	3,030	297,826	(270,944)	324,892	(140,336)	571,027	(88,194)
Net assets beginning of year	35,580	348,152	685,359	3,711,100	1,007,071	2,509,148	710,297
Net assets end of year	$38,610	$645,978	$414,415	$4,035,992	$866,735	$3,080,175	$622,103
Undistributed (excess of distributions
over) net investment income (loss)	$383	$2,881	$(75,609)	$3,140	$9,232	$2,133	$(1,361)

[1]Share transactions
Shares sold
Class A	596	23,911	6,117	37,519	18,632	16,816	9,955
Class I(d)	—	20,114	34,256	29	201	31,645	55,480
Reinvestment of distributions
Class A	72	236	—	4,956	974	1,441	—
Class I	—	—	—	1	1	1	—
Shares redeemed
Class A(d)	(817)	(25,243)	(68,209)	(52,353)	(31,329)	(52,841)	(75,600)
Class I	—	(2,008)	(3,677)	(13)	(59)	(4,075)	(2,850)
Change in shares
Class A	(149)	(1,096)	(62,092)	(9,878)	(11,723)	(34,584)	(65,645)
Class I	—	18,106	30,579	17	143	27,571	52,630

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Effective September 25, 2017, Class I shares were offered by the Fund.
(c)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(d)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/First State Global Infrastructure Fund(a)(e)	JNL/Causeway International Value Select Fund(a)	JNL/ClearBridge Large Cap Growth Fund(b)	JNL/Crescent High Income Fund(c)	JNL/DFA U.S. Core Equity Fund(a)	JNL/DoubleLine Core Fixed Income Fund(a)	JNL/DoubleLine Emerging Markets Fixed Income Fund(c)
Operations
Net investment income (loss)	$20,953	$29,218	$497	$34,023	$10,626	$85,720	$11,373
Net realized gain (loss)	61,495	55,726	1,391	4,395	19,200	135,096	8,444
Net change in unrealized appreciation
(depreciation)	9,533	253,630	33,004	(6,591)	170,574	(35,606)	808
Change in net assets from operations	91,981	338,574	34,892	31,827	200,400	185,210	20,625
Distributions to shareholders
From net investment income
Class A	(18,713)	(17,411)	—	(14,249)	(9,726)	(11,773)	(3,271)
Class I	(7)	(8)	—	—	(4)	(98)	—
From net realized gains
Class A	—	—	—	(3,036)	(20,378)	—	(3,437)
Class I	—	—	—	—	(7)	—	—
Total distributions to shareholders	(18,720)	(17,419)	—	(17,285)	(30,115)	(11,871)	(6,708)
Share transactions[1]
Proceeds from the sale of shares
Class A	302,654	1,029,320	23,303	222,733	283,857	550,455	426,537
Class I(d)	67,574	1,290,000	409,685	690,728	67,492	252,666	547,850
Reinvestment of distributions
Class A	18,713	17,411	—	17,285	30,104	11,773	6,708
Class I	7	8	—	—	11	98	—
Cost of shares redeemed
Class A(d)	(338,277)	(1,537,077)	(1,334)	(810,862)	(304,548)	(1,272,343)	(571,924)
Class I	(6,262)	(50,155)	(6,158)	(66,301)	(4,704)	(21,887)	(15,936)
Change in net assets from
share transactions	44,409	749,507	425,496	53,583	72,212	(479,238)	393,235
Change in net assets	117,670	1,070,662	460,388	68,125	242,497	(305,899)	407,152
Net assets beginning of year	900,575	785,839	—	624,884	948,239	3,750,996	136,446
Net assets end of year	$1,018,245	$1,856,501	$460,388	$693,009	$1,190,736	$3,445,097	$543,598
Undistributed (excess of distributions
over) net investment income (loss)	$29,343	$29,964	$—	$34,011	$10,883	$37,292	$11,382

[1]Share transactions
Shares sold
Class A	21,913	67,666	2,213	20,582	22,621	43,308	38,880
Class I(d)	4,779	77,311	40,931	64,187	5,022	18,222	49,218
Reinvestment of distributions
Class A	1,315	1,076	—	1,606	2,376	913	603
Class I	1	1	—	—	1	7	—
Shares redeemed
Class A(d)	(24,300)	(95,206)	(127)	(75,297)	(23,991)	(100,328)	(51,431)
Class I	(455)	(2,925)	(589)	(6,146)	(334)	(1,582)	(1,432)
Change in shares
Class A	(1,072)	(26,464)	2,086	(53,109)	1,006	(56,107)	(11,948)
Class I	4,325	74,387	40,342	58,041	4,689	16,647	47,786

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Period from commencement of operations September 25, 2017.
(c)	Effective September 25, 2017, Class I shares were offered by the Fund.
(d)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

(e)	Effective August 13, 2018, the name of JNL/Brookfield Global Infrastructure and MLP Fund was changed to JNL/First State Global Infrastructure Fund.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/DoubleLine Shiller Enhanced CAPE Fund(a)	JNL/FPA + DoubleLine Flexible Allocation Fund(b)	JNL/Franklin Templeton Global Fund(b)	JNL/Franklin Templeton Global Multisector Bond Fund(b)	JNL/Franklin Templeton Income Fund(b)	JNL/Franklin Templeton International Small Cap Fund(b)(d)	JNL/Franklin Templeton Mutual Shares Fund(b)
Operations
Net investment income (loss)	$19,249	$19,247	$16,468	$95,487	$101,178	$5,848	$18,198
Net realized gain (loss)	184,037	44,098	49,055	(39,123)	51,766	29,104	37,796
Net change in unrealized appreciation
(depreciation)	1,758	163,468	98,241	7,282	86,751	133,869	39,875
Change in net assets from operations	205,044	226,813	163,764	63,646	239,695	168,821	95,869
Distributions to shareholders
From net investment income
Class A	—	(20,834)	(16,678)	—	(94,785)	(6,876)	(36,141)
Class I	—	(7)	(9)	—	(24)	(5)	(19)
From net realized gains
Class A	(54,851)	(19,884)	—	—	—	(1,800)	(20,244)
Class I	—	(6)	—	—	—	(1)	(11)
Total distributions to shareholders	(54,851)	(40,731)	(16,687)	—	(94,809)	(8,682)	(56,415)
Share transactions[1]
Proceeds from the sale of shares
Class A	697,217	456,749	145,473	293,844	300,362	205,036	123,333
Class I(c)	718,622	245,737	507,072	1,021,084	505,290	404	524,805
Reinvestment of distributions
Class A	54,851	40,718	16,678	—	94,785	8,676	56,385
Class I	—	13	9	—	24	6	30
Cost of shares redeemed
Class A(c)	(995,318)	(739,661)	(692,832)	(1,374,280)	(945,306)	(126,620)	(692,243)
Class I	(31,242)	(7,094)	(29,299)	(15,312)	(22,909)	(159)	(22,096)
Change in net assets from
share transactions	444,130	(3,538)	(52,899)	(74,664)	(67,754)	87,343	(9,786)
Change in net assets	594,323	182,544	94,178	(11,018)	77,132	247,482	29,668
Net assets beginning of year	810,413	2,008,892	953,581	1,724,927	2,469,596	499,181	1,191,059
Net assets end of year	$1,404,736	$2,191,436	$1,047,759	$1,713,909	$2,546,728	$746,663	$1,220,727
Undistributed (excess of distributions
over) net investment income (loss)	$15,196	$20,685	$19,864	$15,310	$100,645	$5,248	$10,036

[1]Share transactions
Shares sold
Class A	48,541	37,597	13,275	27,359	25,531	19,593	10,546
Class I(c)	50,949	19,953	44,506	92,889	44,906	38	45,709
Reinvestment of distributions
Class A	3,860	3,332	1,473	—	8,067	780	4,959
Class I	—	1	1	—	2	—	2
Shares redeemed
Class A(c)	(70,350)	(60,235)	(61,609)	(126,252)	(80,318)	(12,156)	(60,432)
Class I	(2,142)	(564)	(2,546)	(1,403)	(2,019)	(15)	(1,908)
Change in shares
Class A	(17,949)	(19,306)	(46,861)	(98,893)	(46,720)	8,217	(44,927)
Class I	48,807	19,390	41,961	91,486	42,889	23	43,803

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

(d)	Effective August 13, 2018, the name of JNL/Franklin Templeton International Small Cap Growth Fund was changed to JNL/Franklin Templeton International Small Cap Fund.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Goldman Sachs Core Plus Bond Fund(a)	JNL/Goldman Sachs Emerging Markets Debt Fund(a)	JNL/GQG Emerging Markets Equity Fund(b)	JNL/Harris Oakmark Global Equity Fund(c)	JNL/Invesco China-India Fund(a)	JNL/Invesco Diversified Dividend Fund(b)	JNL/Invesco Global Real Estate Fund(a)
Operations
Net investment income (loss)	$24,832	$17,149	$(78)	$2,738	$1,241	$2,556	$41,223
Net realized gain (loss)	6,402	(10,785)	(446)	40,473	49,537	105	20,094
Net change in unrealized appreciation
(depreciation)	2,824	38,208	21,316	27,645	178,918	15,543	124,570
Change in net assets from operations	34,058	44,572	20,792	70,856	229,696	18,204	185,887
Distributions to shareholders
From net investment income
Class A	(22,652)	—	—	(1,294)	(1,797)	—	(62,400)
Class I	(10)	—	—	—	(2)	—	(28)
From net realized gains
Class A	—	—	—	—	—	—	(40,398)
Class I	—	—	—	—	—	—	(17)
Total distributions to shareholders	(22,662)	—	—	(1,294)	(1,799)	—	(102,843)
Share transactions[1]
Proceeds from the sale of shares
Class A	180,964	32,452	3,039	610,425	311,097	10,530	478,356
Class I(d)	156,652	170,687	412,983	563,051	296	548,726	599,401
Proceeds in connection with acquisition
Class A	—	—	—	506,152	—	—	—
Class I	—	—	—	514	—	—	—
Reinvestment of distributions
Class A	22,652	—	—	1,294	1,797	—	102,798
Class I	10	—	—	—	2	—	45
Cost of shares redeemed
Class A(d)	(401,208)	(222,621)	(89)	(671,331)	(199,010)	(553)	(1,087,112)
Class I	(1,774)	(1,114)	(19,828)	(23,181)	(236)	(19,559)	(23,452)
Change in net assets from
share transactions	(42,704)	(20,596)	396,105	986,924	113,946	539,144	70,036
Change in net assets	(31,308)	23,976	416,897	1,056,486	341,843	557,348	153,080
Net assets beginning of year	1,146,010	303,406	—	64,916	406,429	—	1,822,169
Net assets end of year	$1,114,702	$327,382	$416,897	$1,121,402	$748,272	$557,348	$1,975,249
Undistributed (excess of distributions
over) net investment income (loss)	$21,945	$(4,820)	$(1)	$10,356	$1,133	$2,964	$38,514

[1]Share transactions
Shares sold
Class A	15,418	2,963	299	54,531	34,374	1,035	48,232
Class I(d)	13,159	14,590	41,266	47,440	35	54,833	61,739
Shares issued in connection with acquisition
Class A	—	—	—	42,703	—	—	—
Class I	—	—	—	43	—	—	—
Reinvestment of distributions
Class A	1,936	—	—	110	178	—	10,653
Class I	1	—	—	—	—	—	5
Shares redeemed
Class A(d)	(34,230)	(19,545)	(9)	(56,855)	(22,131)	(54)	(112,239)
Class I	(150)	(97)	(1,924)	(1,874)	(28)	(1,926)	(2,371)
Change in shares
Class A	(16,876)	(16,582)	290	40,489	12,421	981	(53,354)
Class I	13,010	14,493	39,342	45,609	7	52,907	59,373

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Period from commencement of operations September 25, 2017.
(c)	Effective September 25, 2017, Class I shares were offered by the Fund.
(d)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Invesco International Growth Fund(a)	JNL/Invesco Small Cap Growth Fund(a)	JNL/JPMorgan MidCap Growth Fund(a)	JNL/JPMorgan U.S. Government & Quality Bond Fund(a)	JNL/Lazard Emerging Markets Fund(a)	JNL/Mellon Capital Consumer Staples Sector Fund(b)
Operations
Net investment income (loss)	$18,186	$(5,075)	$(3,651)	$30,969	$14,325	$46
Net realized gain (loss)	(12,634)	98,457	193,389	7,951	16,388	289
Net change in unrealized appreciation
(depreciation)	280,944	280,529	288,302	(3,548)	208,209	273
Change in net assets from operations	286,496	373,911	478,040	35,372	238,922	608
Distributions to shareholders
From net investment income
Class A	(20,089)	—	—	(36,026)	(12,644)	—
Class I	(11)	—	—	(20)	(7)	—
From net realized gains
Class A	(5,535)	(46,149)	(31,330)	—	—	—
Class I	(3)	(22)	(5)	—	—	—
Total distributions to shareholders	(25,638)	(46,171)	(31,335)	(36,046)	(12,651)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	251,102	523,276	524,169	206,999	215,487	13,287
Class I(c)	426,638	240,080	744,859	525,190	535,524	45
Reinvestment of distributions
Class A	25,624	46,149	31,330	36,026	12,644	—
Class I	14	22	5	20	7	—
Cost of shares redeemed
Class A(c)	(704,709)	(731,537)	(1,042,928)	(896,148)	(824,032)	(6,130)
Class I	(12,554)	(23,541)	(172,396)	(4,316)	(27,463)	—
Change in net assets from
share transactions	(13,885)	54,449	85,039	(132,229)	(87,833)	7,202
Change in net assets	246,973	382,189	531,744	(132,903)	138,438	7,810
Net assets beginning of year	1,251,549	1,535,007	1,561,508	1,496,834	877,347	—
Net assets end of year	$1,498,522	$1,917,196	$2,093,252	$1,363,931	$1,015,785	$7,810
Undistributed (excess of distributions
over) net investment income (loss)	$14,848	$931	$139	$32,893	$13,845	$—

[1]Share transactions
Shares sold
Class A	19,232	23,245	16,855	15,612	20,450	1,311
Class I(c)	29,686	10,036	22,465	38,196	48,975	4
Reinvestment of distributions
Class A	1,872	2,013	970	2,748	1,154	—
Class I	1	1	—	1	1	—
Shares redeemed
Class A(c)	(52,660)	(32,665)	(32,672)	(68,163)	(76,937)	(580)
Class I	(864)	(946)	(5,043)	(300)	(2,474)	—
Change in shares
Class A	(31,556)	(7,407)	(14,847)	(49,803)	(55,333)	731
Class I	28,823	9,091	17,422	37,897	46,502	4

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Period from commencement of operations September 25, 2017.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Mellon Capital Emerging Markets Index Fund(a)	JNL/Mellon Capital European 30 Fund(a)	JNL/Mellon Capital Industrials Sector Fund(b)	JNL/Mellon Capital Materials Sector Fund(b)	JNL/Mellon Capital Pacific Rim 30 Fund(a)	JNL/Mellon Capital Real Estate Sector Fund(b)	JNL/Mellon Capital S&P 500 Index Fund(a)
Operations
Net investment income (loss)	$20,541	$13,429	$57	$122	$7,723	$2,241	$106,340
Net realized gain (loss)	45,756	2,144	86	195	19,289	1	391,419
Net change in unrealized appreciation
(depreciation)	328,411	68,833	658	1,365	27,879	1,790	865,929
Change in net assets from operations	394,708	84,406	801	1,682	54,891	4,032	1,363,688
Distributions to shareholders
From net investment income
Class A	(13,814)	(13,070)	—	—	(9,137)	—	(95,566)
Class I	(3)	(1)	—	—	(4)	—	(78)
From net realized gains
Class A	—	—	—	—	—	—	(115,477)
Class I	—	—	—	—	—	—	(84)
Total distributions to shareholders	(13,817)	(13,071)	—	—	(9,141)	—	(211,205)
Share transactions[1]
Proceeds from the sale of shares
Class A	788,565	166,153	29,597	56,343	109,913	7,029	2,108,611
Class I(c)	40,213	21	60	—	116	172,653	588,488
Reinvestment of distributions
Class A	13,814	13,070	—	—	9,137	—	211,043
Class I	2	1	—	—	4	—	162
Cost of shares redeemed
Class A(c)	(780,595)	(112,555)	(13,562)	(15,103)	(72,088)	(595)	(2,561,140)
Class I	(2,872)	(13)	—	—	(102)	(15,821)	(38,439)
Change in net assets from
share transactions	59,127	66,677	16,095	41,240	46,980	163,266	308,725
Change in net assets	440,018	138,012	16,896	42,922	92,730	167,298	1,461,208
Net assets beginning of year	958,584	350,120	—	—	225,078	—	6,410,203
Net assets end of year	$1,398,602	$488,132	$16,896	$42,922	$317,808	$167,298	$7,871,411
Undistributed (excess of distributions
over) net investment income (loss)	$19,051	$13,558	$—	$—	$8,048	$—	$102,013

[1]Share transactions
Shares sold
Class A	76,640	12,830	2,912	5,493	6,961	691	104,201
Class I(c)	3,570	1	6	—	9	17,261	28,113
Reinvestment of distributions
Class A	1,223	977	—	—	565	—	10,300
Class I	—	—	—	—	—	—	8
Shares redeemed
Class A(c)	(72,349)	(8,871)	(1,334)	(1,474)	(4,600)	(58)	(126,504)
Class I	(249)	(1)	—	—	(7)	(1,554)	(1,768)
Change in shares
Class A	5,514	4,936	1,578	4,019	2,926	633	(12,003)
Class I	3,321	—	6	—	2	15,707	26,353

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Period from commencement of operations September 25, 2017.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL S&P 500 Index Fund(a)	JNL/Mellon Capital S&P 400 MidCap Index Fund(b)	JNL/Mellon Capital S&P 1500 Growth Index Fund(a)	JNL/Mellon Capital S&P 1500 Value Index Fund(a)	JNL/Mellon Capital Small Cap Index Fund(b)	JNL/Mellon Capital International Index Fund(b)	JNL/Mellon Capital MSCI KLD 400 Social Index Fund(c)(d)
Operations
Net investment income (loss)	$25	$27,405	$30	$34	$21,399	$51,202	$75
Net realized gain (loss)	7	163,150	385	259	248,302	117,202	257
Net change in unrealized appreciation
(depreciation)	347	234,346	372	194	4,102	312,387	840
Change in net assets from operations	379	424,901	787	487	273,803	480,791	1,172
Distributions to shareholders
From net investment income
Class A	—	(27,978)	—	—	(18,806)	(55,779)	(75)
Class I	—	(19)	—	—	(15)	(48)	—
From net realized gains
Class A	—	(197,777)	—	—	(94,977)	—	(251)
Class I	—	(113)	—	—	(61)	—	—
Total distributions to shareholders	—	(225,887)	—	—	(113,859)	(55,827)	(326)
Share transactions[1]
Proceeds from the sale of shares
Class A	—	745,298	22,174	11,563	617,613	585,944	19,086
Class I(e)	5,770	282,222	10	12	258,162	388,031	—
Reinvestment of distributions
Class A	—	225,755	—	—	113,783	55,779	326
Class I	—	132	—	—	76	48	—
Cost of shares redeemed
Class A(e)	—	(910,371)	(5,887)	(3,114)	(1,094,608)	(1,604,379)	(4,445)
Class I	(49)	(18,976)	—	—	(20,383)	(8,029)	—
Change in net assets from
share transactions	5,721	324,060	16,297	8,461	(125,357)	(582,606)	14,967
Change in net assets	6,100	523,074	17,084	8,948	34,587	(157,642)	15,813
Net assets beginning of year	—	2,627,213	—	—	2,320,925	2,259,463	—
Net assets end of year	$6,100	$3,150,287	$17,084	$8,948	$2,355,512	$2,101,821	$15,813
Undistributed (excess of distributions
over) net investment income (loss)	$—	$27,385	$—	$—	$21,382	$50,632	$2

[1]Share transactions
Shares sold
Class A	—	35,430	2,136	1,128	33,017	40,801	1,821
Class I(e)	573	13,785	1	1	13,804	24,948	—
Reinvestment of distributions
Class A	—	11,288	—	—	6,262	3,719	29
Class I	—	6	—	—	4	3	—
Shares redeemed
Class A(e)	—	(43,809)	(546)	(293)	(58,881)	(111,432)	(421)
Class I	(5)	(885)	—	—	(1,041)	(512)	—
Change in shares
Class A	—	2,909	1,590	835	(19,602)	(66,912)	1,429
Class I	568	12,906	1	1	12,767	24,439	—

(a)	Period from commencement of operations September 25, 2017.
(b)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(c)	Effective September 25, 2017, Class I shares were offered by the Fund.
(d)	Period from commencement of operations April 24, 2017.
(e)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Mellon Capital Bond Index Fund(a)	JNL/Mellon Capital Utilities Sector Fund(b)	JNL/MFS Mid Cap Value Fund(a)	JNL Multi-Manager Alternative Fund(b)	JNL Multi-Manager Mid Cap Fund(b)	JNL Multi-Manager Small Cap Growth Fund(a)	JNL Multi-Manager Small Cap Value Fund(a)
Operations
Net investment income (loss)	$22,206	$2,099	$6,807	$2,538	$2,915	$(5,306)	$5,303
Net realized gain (loss)	1,523	1,055	100,535	30,806	49,983	201,876	144,298
Net change in unrealized appreciation
(depreciation)	10,921	5,189	3,203	25,774	81,615	158,150	(25,890)
Change in net assets from operations	34,650	8,343	110,545	59,118	134,513	354,720	123,711
Distributions to shareholders
From net investment income
Class A	(22,808)	(1,914)	(10,368)	(5,244)	(789)	—	(6,732)
Class I	(29)	—	(174)	—	—	—	(4)
From net realized gains
Class A	—	(2,080)	—	—	(2,239)	—	(51,683)
Class I	—	—	—	—	—	—	(20)
Total distributions to shareholders	(22,837)	(3,994)	(10,542)	(5,244)	(3,028)	—	(58,439)
Share transactions[1]
Proceeds from the sale of shares
Class A	281,667	21,528	260,951	278,762	204,126	394,982	317,431
Class I(c)	321,056	23	87,978	1,032,214	895,193	427,310	533,012
Reinvestment of distributions
Class A	22,808	3,994	10,368	5,244	3,028	—	58,415
Class I	29	—	174	—	—	—	24
Cost of shares redeemed
Class A(c)	(559,101)	(24,708)	(418,392)	(1,115,525)	(1,031,528)	(736,211)	(945,488)
Class I	(15,508)	—	(7,282)	(17,452)	(44,564)	(27,508)	(29,940)
Change in net assets from
share transactions	50,951	837	(66,203)	183,243	26,255	58,573	(66,546)
Change in net assets	62,764	5,186	33,800	237,117	157,740	413,293	(1,274)
Net assets beginning of year	1,137,650	76,323	921,194	802,534	807,473	1,293,917	1,231,946
Net assets end of year	$1,200,414	$81,509	$954,994	$1,039,651	$965,213	$1,707,210	$1,230,672
Undistributed (excess of distributions
over) net investment income (loss)	$23,810	$2,099	$6,793	$(1,518)	$2,913	$(516)	$5,320

[1]Share transactions
Shares sold
Class A	23,915	1,608	22,948	28,120	17,997	16,987	21,498
Class I(c)	26,425	2	7,629	102,297	76,955	16,916	36,849
Reinvestment of distributions
Class A	1,943	299	910	521	262	—	4,076
Class I	2	—	15	—	—	—	2
Shares redeemed
Class A(c)	(47,562)	(1,877)	(36,951)	(110,721)	(89,046)	(31,235)	(64,820)
Class I	(1,276)	—	(625)	(1,691)	(3,709)	(1,044)	(1,991)
Change in shares
Class A	(21,704)	30	(13,093)	(82,080)	(70,787)	(14,248)	(39,246)
Class I	25,151	2	7,019	100,606	73,246	15,872	34,860

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Effective September 25, 2017, Class I shares were offered by the Fund.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Neuberger Berman Strategic Income Fund(a)	JNL/Oppenheimer Emerging Markets Innovator Fund(b)	JNL/Oppenheimer Global Growth Fund(a)	JNL/PIMCO Income Fund(c)	JNL/PIMCO Real Return Fund(a)	JNL/PPM America Floating Rate Income Fund(b)	JNL/PPM America High Yield Bond Fund(a)
Operations
Net investment income (loss)	$17,765	$489	$11,257	$3,401	$37,142	$52,888	$126,097
Net realized gain (loss)	3,588	33,549	96,454	1,135	1,658	(6,385)	39,330
Net change in unrealized appreciation
(depreciation)	20,473	99,591	564,267	(978)	22,460	(2,169)	7,812
Change in net assets from operations	41,826	133,629	671,978	3,558	61,260	44,334	173,239
Distributions to shareholders
From net investment income
Class A	(19,886)	(332)	(17,669)	—	—	(49,227)	(135,924)
Class I	(1)	—	(15)	—	—	—	(722)
Total distributions to shareholders	(19,887)	(332)	(17,684)	—	—	(49,227)	(136,646)
Share transactions[1]
Proceeds from the sale of shares
Class A	271,831	181,584	534,871	144,840	674,303	448,866	499,588
Class I(d)	25,146	467,582	621,646	515,111	945,491	34,534	564,923
Reinvestment of distributions
Class A	19,886	332	17,669	—	—	49,227	135,924
Class I	1	—	15	—	—	—	722
Cost of shares redeemed
Class A(d)	(223,434)	(542,045)	(1,001,428)	(12,354)	(1,283,523)	(445,547)	(1,260,731)
Class I	(358)	(36,617)	(20,981)	(13,911)	(89,375)	(1,140)	(12,351)
Change in net assets from
share transactions	93,072	70,836	151,792	633,686	246,896	85,940	(71,925)
Change in net assets	115,011	204,133	806,086	637,244	308,156	81,047	(35,332)
Net assets beginning of year	590,062	292,781	1,810,618	—	1,750,975	1,410,038	2,373,507
Net assets end of year	$705,073	$496,914	$2,616,704	$637,244	$2,059,131	$1,491,085	$2,338,175
Undistributed (excess of distributions
over) net investment income (loss)	$14,594	$575	$10,250	$5,645	$18,160	$52,797	$127,603

[1]Share transactions
Shares sold
Class A	24,669	17,343	32,607	14,417	68,910	42,163	36,139
Class I(d)	2,276	41,612	35,563	51,444	94,645	3,304	36,253
Reinvestment of distributions
Class A	1,810	29	1,021	—	—	4,711	10,121
Class I	—	—	1	—	—	—	46
Shares redeemed
Class A(d)	(20,350)	(48,799)	(59,461)	(1,226)	(130,070)	(41,946)	(92,468)
Class I	(33)	(3,224)	(1,151)	(1,385)	(8,921)	(108)	(783)
Change in shares
Class A	6,129	(31,427)	(25,833)	13,191	(61,160)	4,928	(46,208)
Class I	2,243	38,388	34,413	50,059	85,724	3,196	35,516

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Effective September 25, 2017, Class I shares were offered by the Fund.
(c)	Period from commencement of operations September 25, 2017.
(d)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/PPM America Mid Cap Value Fund(a)	JNL/PPM America Small Cap Value Fund(a)	JNL/PPM America Total Return Fund(b)	JNL/PPM America Value Equity Fund(a)	JNL/S&P Competitive Advantage Fund(a)	JNL/S&P Dividend Income & Growth Fund(a)	JNL/S&P International 5 Fund(b)
Operations
Net investment income (loss)	$5,923	$5,080	$29,506	$3,481	$31,151	$172,167	$1,679
Net realized gain (loss)	65,711	98,021	7,564	15,889	108,380	408,399	12,610
Net change in unrealized appreciation
(depreciation)	7,823	20,890	15,563	11,362	365,685	36,552	2,167
Change in net assets from operations	79,457	123,991	52,633	30,732	505,216	617,118	16,456
Distributions to shareholders
From net investment income
Class A	(4,317)	(2,788)	(28,025)	(2,964)	(37,891)	(147,874)	(4,080)
Class I	(1)	(1)	—	(1)	(6)	(43)	—
From net realized gains
Class A	(22,985)	(5,560)	—	—	(21,296)	(312,357)	—
Class I	(2)	(2)	—	—	(3)	(85)	—
Total distributions to shareholders	(27,305)	(8,351)	(28,025)	(2,965)	(59,196)	(460,359)	(4,080)
Share transactions[1]
Proceeds from the sale of shares
Class A	258,487	350,464	336,619	85,057	304,628	687,347	28,076
Class I(c)	45,880	24,909	946,669	59	1,811,109	1,773,114	1
Reinvestment of distributions
Class A	27,302	8,348	28,025	2,964	59,187	460,231	4,080
Class I	3	3	—	1	9	128	—
Cost of shares redeemed
Class A(c)	(430,041)	(366,614)	(1,193,779)	(102,137)	(2,398,627)	(3,324,163)	(109,301)
Class I	(149)	(2,653)	(13,301)	(61)	(222,686)	(93,173)	—
Change in net assets from
share transactions	(98,518)	14,457	104,233	(14,117)	(446,380)	(496,516)	(77,144)
Change in net assets	(46,366)	130,097	128,841	13,650	(360)	(339,757)	(64,768)
Net assets beginning of year	745,009	778,827	1,134,787	219,252	2,896,465	5,807,266	112,237
Net assets end of year	$698,643	$908,924	$1,263,628	$232,902	$2,896,105	$5,467,509	$47,469
Undistributed (excess of distributions
over) net investment income (loss)	$5,912	$5,074	$31,002	$3,472	$31,101	$169,976	$2,456

[1]Share transactions
Shares sold
Class A	17,291	25,215	28,244	3,897	20,445	43,553	2,604
Class I(c)	3,117	1,644	79,750	3	121,409	116,703	—
Reinvestment of distributions
Class A	1,875	595	2,361	135	4,026	30,682	371
Class I	—	—	—	—	1	8	—
Shares redeemed
Class A(c)	(28,882)	(26,887)	(100,408)	(4,690)	(161,816)	(216,551)	(10,604)
Class I	(10)	(178)	(1,117)	(3)	(14,202)	(6,005)	—
Change in shares
Class A	(9,716)	(1,077)	(69,803)	(658)	(137,345)	(142,316)	(7,629)
Class I	3,107	1,466	78,633	—	107,208	110,706	—

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Effective September 25, 2017, Class I shares were offered by the Fund.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/S&P Intrinsic Value Fund(a)	JNL/S&P Mid 3 Fund(a)	JNL/S&P Total Yield Fund(a)	JNL/Scout Unconstrained Bond Fund(b)	JNL/T. Rowe Price Established Growth Fund(a)	JNL/T. Rowe Price Managed Volatility Balanced Fund(a)(d)	JNL/T. Rowe Price Mid-Cap Growth Fund(a)
Operations
Net investment income (loss)	$50,895	$4,085	$45,971	$6,657	$11,028	$2,014	$(9,596)
Net realized gain (loss)	97,169	29,560	103,231	8,887	1,091,068	12,632	414,635
Net change in unrealized appreciation
(depreciation)	304,654	188	94,967	5,087	1,089,518	12,557	601,211
Change in net assets from operations	452,718	33,833	244,169	20,631	2,191,614	27,203	1,006,250
Distributions to shareholders
From net investment income
Class A	(66,301)	(5,577)	(47,770)	(8,331)	(4,323)	—	—
Class I	(13)	—	(6)	—	(183)	—	—
From net realized gains
Class A	—	—	(56,765)	(6,846)	(421,911)	—	(238,069)
Class I	—	—	(7)	—	(4,517)	—	(3,857)
Total distributions to shareholders	(66,314)	(5,577)	(104,548)	(15,177)	(430,934)	—	(241,926)
Share transactions[1]
Proceeds from the sale of shares
Class A	269,692	82,383	313,796	101,362	2,018,943	25,914	951,305
Class I(c)	1,789,456	6	1,741,913	779,248	2,793,654	—	332,029
Proceeds in connection with acquisition
Class A	—	—	—	—	—	—	201,629
Class I	—	—	—	—	—	—	67
Reinvestment of distributions
Class A	66,301	5,577	104,535	15,177	426,234	—	238,069
Class I	13	—	13	—	4,700	—	3,857
Cost of shares redeemed
Class A(c)	(2,359,888)	(99,282)	(2,274,290)	(1,270,212)	(4,579,874)	(50,155)	(1,056,586)
Class I	(144,855)	—	(85,753)	(68,317)	(115,211)	—	(21,232)
Change in net assets from
share transactions	(379,281)	(11,316)	(199,786)	(442,742)	548,446	(24,241)	649,138
Change in net assets	7,123	16,940	(60,165)	(437,288)	2,309,126	2,962	1,413,462
Net assets beginning of year	2,643,230	295,349	2,376,913	1,197,902	6,482,494	189,399	3,898,614
Net assets end of year	$2,650,353	$312,289	$2,316,748	$760,614	$8,791,620	$192,361	$5,312,076
Undistributed (excess of distributions
over) net investment income (loss)	$50,847	$4,083	$45,934	$8,359	$10,930	$—	$(16)

[1]Share transactions
Shares sold
Class A	20,150	6,859	23,236	10,117	49,366	2,343	21,293
Class I	131,795	1	131,773	78,149	65,632	—	7,089
Shares issued in connection with acquisition
Class A	—	—	—	—	—	—	4,666
Class I(c)	—	—	—	—	—	—	1
Reinvestment of distributions
Class A	4,989	491	7,986	1,521	10,276	—	5,332
Class I	1	—	1	—	110	—	83
Shares redeemed
Class A(c)	(177,073)	(8,296)	(172,282)	(127,188)	(111,592)	(4,570)	(23,594)
Class I	(10,140)	—	(6,250)	(6,857)	(2,597)	—	(454)
Change in shares
Class A	(151,934)	(946)	(141,060)	(115,550)	(51,950)	(2,227)	7,697
Class I	121,656	1	125,524	71,292	63,145	—	6,719
(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Effective September 25, 2017, Class I shares were offered by the Fund.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Shares Transactions under Note 8. in the Notes to Financial Statements.

(d)	Effective August 13, 2018, the name of JNL/MMRS Moderate Fund was changed to JNL/T. Rowe Price Managed Volatility Balanced Fund.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/T. Rowe Price Short-Term Bond Fund(a)	JNL/T. Rowe Price Value Fund(a)	JNL/Vanguard Growth ETF Allocation Fund(b)(e)	JNL/Vanguard Moderate ETF Allocation Fund(b)(f)	JNL/Vanguard Moderate Growth ETF Allocation Fund(b)(g)	JNL/Westchester Capital Event Driven Fund(c)	JNL/WMC Balanced Fund(a)
Operations
Net investment income (loss)	$22,520	$65,061	$196	$162	$235	$826	$128,178
Net realized gain (loss)	(1,364)	482,747	42	19	30	25,983	320,490
Net change in unrealized appreciation
(depreciation)	(2,994)	252,205	630	188	569	(8,674)	393,206
Change in net assets from operations	18,162	800,013	868	369	834	18,135	841,874
Distributions to shareholders
From net investment income
Class A	(22,942)	(75,546)	—	—	—	(6,920)	(101,058)
Class I	(5)	(17)	—	—	—	—	(23)
From net realized gains
Class A	—	(201,334)	—	—	—	—	(159,848)
Class I	—	(41)	—	—	—	—	(33)
Total distributions to shareholders	(22,947)	(276,938)	—	—	—	(6,920)	(260,962)
Share transactions[1]
Proceeds from the sale of shares
Class A	324,413	851,215	42,274	34,673	49,786	21,511	1,614,248
Class I(d)	601,488	2,802,713	785	135	334	248,578	1,505
Reinvestment of distributions
Class A	22,942	276,880	—	—	—	6,920	260,906
Class I	5	58	—	—	—	—	56
Cost of shares redeemed
Class A(d)	(991,290)	(3,587,393)	(1,903)	(1,923)	(1,666)	(390,992)	(1,074,549)
Class I	(50,326)	(137,467)	—	—	—	(9,185)	(473)
Change in net assets from
share transactions	(92,768)	206,006	41,156	32,885	48,454	(123,168)	801,693
Change in net assets	(97,553)	729,081	42,024	33,254	49,288	(111,953)	1,382,605
Net assets beginning of year	1,648,855	4,233,197	—	—	—	359,186	6,372,166
Net assets end of year	$1,551,302	$4,962,278	$42,024	$33,254	$49,288	$247,233	$7,754,771
Undistributed (excess of distributions
over) net investment income (loss)	$23,857	$62,502	$—	$—	$—	$837	$131,583

[1]Share transactions
Shares sold
Class A	32,862	51,362	4,114	3,426	4,884	2,160	69,953
Class I(d)	60,755	164,332	76	13	33	25,125	63
Reinvestment of distributions
Class A	2,339	16,904	—	—	—	703	11,369
Class I	1	3	—	—	—	—	2
Shares redeemed
Class A(d)	(100,789)	(218,699)	(184)	(189)	(162)	(39,412)	(46,355)
Class I	(5,079)	(7,727)	—	—	—	(919)	(20)
Change in shares
Class A	(65,588)	(150,433)	3,930	3,237	4,722	(36,549)	34,967
Class I	55,677	156,608	76	13	33	24,206	45

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Period from commencement of operations September 25, 2017.
(c)	Effective September 25, 2017, Class I shares were offered by the Fund.
(d)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

(e)	Effective August 13, 2018, the name of JNL/Vanguard Growth Allocation Fund was changed to JNL/Vanguard Growth ETF Allocation Fund.
(f)	Effective August 13, 2018, the name of JNL/Vanguard Moderate Allocation Fund was changed to JNL/Vanguard Moderate ETF Allocation Fund.
(g)	Effective August 13, 2018, the name of JNL/Vanguard Moderate Growth Allocation Fund was changed to JNL/Vanguard Moderate Growth ETF Allocation Fund.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/WMC Government Money Market Fund(a)	JNL/WMC Value Fund(a)
Operations
Net investment income (loss)	$1,615	$29,295
Net realized gain (loss)	(1)	178,246
Net change in unrealized appreciation
(depreciation)	—	28,713
Change in net assets from operations	1,614	236,254
Distributions to shareholders
From net investment income
Class A	(1,601)	(28,783)
Class I	(19)	(647)
From net realized gains
Class A	—	(96,031)
Class I	—	(1,943)
Total distributions to shareholders	(1,620)	(127,404)
Share transactions[1]
Proceeds from the sale of shares
Class A	989,489	240,381
Class I(b)	5,483	786,489
Reinvestment of distributions
Class A	1,601	124,814
Class I	19	2,590
Cost of shares redeemed
Class A(b)	(1,388,458)	(1,266,433)
Class I	(11,748)	(120,278)
Change in net assets from
share transactions	(403,614)	(232,437)
Change in net assets	(403,620)	(123,587)
Net assets beginning of year	1,600,663	1,715,522
Net assets end of year	$1,197,043	$1,591,935
Undistributed (excess of distributions
over) net investment income (loss)	$(59)	$30,969

[1]Share transactions
Shares sold
Class A	989,489	10,116
Class I(b)	5,483	33,336
Reinvestment of distributions
Class A	1,601	5,460
Class I	19	110
Shares redeemed
Class A(b)	(1,388,458)	(54,665)
Class I	(11,748)	(4,959)
Change in shares
Class A	(397,368)	(39,089)
Class I	(6,246)	28,487
(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchases into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)		Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)

JNL/AB Dynamic Asset Allocation Fund(g)(h)
Class A
12/31/18		11.64	0.12	(1.13)	(1.01)	(0.11)	—	10.52	(8.74)		32,186	43	1.11		1.11		1.09
12/31/17		10.27	0.11	1.51	1.62	(0.25)	—	11.64	15.89		38,609	35	1.11		1.11		0.96
12/31/16		9.88	0.09	0.30	0.39	—	—	10.27	3.95		35,580	83	1.10		1.10		0.86
12/31/15		10.17	0.01	(0.18)	(0.17)	—	(0.12)	9.88	(1.69)		33,966	151	1.10		1.10		0.09
12/31/14	*	10.00	0.04	0.24	0.28	(0.05)	(0.06)	10.17	2.77		20,271	109	1.12		1.12		0.65

Class I
12/31/18		11.65	0.18	(1.15)	(0.97)	(0.13)	—	10.55	(8.34)		—	43	0.71		0.71		1.56
12/31/17	‡‡	11.20	0.07	0.38	0.45	—	—	11.65	4.02		1	35	0.73		0.73		2.17

JNL/AQR Large Cap Relaxed Constraint Equity Fund(h)
Class A
12/31/18		12.75	0.07	(1.75)	(1.68)	(0.06)	(0.33)	10.68	(13.36)		303,958	74	1.68	(i)	1.68	(i)	0.54
12/31/17		10.43	0.07	2.32	2.39	(0.07)	—	12.75	22.98		411,617	137	1.84	(i)	1.84	(i)	0.60
12/31/16		10.85	0.05	0.74	0.79	(0.03)	(1.18)	10.43	7.83		348,005	119	2.26	(i)	2.26	(i)	0.47
12/31/15		12.05	0.04	(0.23)	(0.19)	—	(1.01)	10.85	(1.63)		393,174	78	2.06	(i)	2.06	(i)	0.36
12/31/14		11.48	(0.01)	1.62	1.61	(0.01)	(1.03)	12.05	13.93		347,215	108	2.20	(i)	2.20	(i)	(0.05)

Class I
12/31/18		12.93	0.10	(1.77)	(1.67)	(0.09)	(0.33)	10.84	(13.10)		99,148	74	1.37	(i)	1.37	(i)	0.80
12/31/17	‡	10.57	0.12	2.33	2.45	(0.09)	—	12.93	23.24		234,361	137	1.35	(i)	1.35	(i)	0.98
12/31/16		10.98	0.07	0.76	0.83	(0.06)	(1.18)	10.57	8.07		147	119	2.06	(i)	2.06	(i)	0.66
12/31/15		12.16	0.07	(0.24)	(0.17)	—	(1.01)	10.98	(1.45)		144	78	1.86	(i)	1.86	(i)	0.55
12/31/14		11.56	0.02	1.63	1.65	(0.02)	(1.03)	12.16	14.20		244	108	2.00	(i)	2.00	(i)	0.13

JNL/AQR Managed Futures Strategy Fund(h)
Class A
12/31/18		8.37	0.04	(0.81)	(0.77)	—	—	7.60	(9.20)		114,271	0	1.30		1.30		0.44
12/31/17		8.48	(0.05)	(0.06)	(0.11)	—	—	8.37	(1.30)		156,830	0	1.29		1.29		(0.59)
12/31/16		9.68	(0.09)	(0.72)	(0.81)	(0.39)	—	8.48	(8.56)		685,203	0	1.29		1.29		(0.98)
12/31/15		10.29	(0.14)	0.36	0.22	(0.83)	—	9.68	2.19		658,749	0	1.33		1.33		(1.28)
12/31/14		10.30	(0.13)	1.04	0.91	(0.26)	(0.66)	10.29	9.09		516,349	0	1.36		1.36		(1.33)

Class I
12/31/18		8.42	0.06	(0.82)	(0.76)	—	—	7.66	(9.03)		108,301	0	1.00		1.00		0.69
12/31/17	‡	8.51	0.01	(0.10)	(0.09)	—	—	8.42	(1.06)		257,585	0	1.02		1.02		0.06
12/31/16		9.71	(0.07)	(0.72)	(0.79)	(0.41)	—	8.51	(8.38)		156	0	1.09		1.09		(0.78)
12/31/15		10.32	(0.11)	0.34	0.23	(0.84)	—	9.71	2.32		142	0	1.13		1.13		(1.08)
12/31/14		10.32	(0.11)	1.05	0.94	(0.28)	(0.66)	10.32	9.40		118	0	1.16		1.16		(1.13)

JNL/BlackRock Global Allocation Fund(g)(h)
Class A
12/31/18		12.62	0.15	(1.10)	(0.95)	(0.09)	(0.23)	11.35	(7.62)		3,460,330	144	1.07	(i)	1.07	(i)	1.22
12/31/17		11.26	0.12	1.43	1.55	(0.19)	—	12.62	13.83		4,035,435	119	1.09	(i)	1.09	(i)	1.00
12/31/16		11.17	0.12	0.32	0.44	(0.04)	(0.31)	11.26	3.97		3,710,790	133	1.07	(i)	1.07	(i)	1.05
12/31/15		12.23	0.10	(0.26)	(0.16)	(0.25)	(0.65)	11.17	(1.34)		3,688,441	90	1.07	(i)	1.07	(i)	0.84
12/31/14		12.35	0.14	0.10	0.24	(0.09)	(0.27)	12.23	1.85		3,425,119	75	1.07	(i)	1.07	(i)	1.12

Class I
12/31/18		12.72	0.20	(1.12)	(0.92)	(0.12)	(0.23)	11.45	(7.33)		9,970	144	0.77	(i)	0.77	(i)	1.59
12/31/17	‡	11.34	0.15	1.45	1.60	(0.22)	—	12.72	14.13		557	119	0.86	(i)	0.86	(i)	1.23
12/31/16		11.25	0.14	0.32	0.46	(0.07)	(0.31)	11.34	4.14		310	133	0.87	(i)	0.87	(i)	1.25
12/31/15		12.31	0.13	(0.27)	(0.14)	(0.27)	(0.65)	11.25	(1.16)		306	90	0.87	(i)	0.87	(i)	1.03
12/31/14		12.41	0.17	0.10	0.27	(0.10)	(0.27)	12.31	2.13		227	75	0.87	(i)	0.87	(i)	1.33

JNL/BlackRock Global Natural Resources Fund(h)
Class A
12/31/18		8.77	0.19	(1.69)	(1.50)	(0.17)	—	7.10	(17.27)		628,346	64	0.99		0.99		2.30
12/31/17		9.12	0.09	(0.36)	(0.27)	(0.08)	—	8.77	(2.90)		864,694	104	0.99		0.99		1.04
12/31/16		7.26	0.07	1.85	1.92	(0.06)	—	9.12	26.52	(j)	1,006,258	4	0.99		0.99		0.83
12/31/15	(g)	9.57	0.06	(2.33)	(2.27)	(0.04)	—	7.26	(23.75)		702,991	40	0.99		0.99		0.66
12/31/14	(g)	11.16	0.03	(1.62)	(1.59)	—	—	9.57	(14.25)		1,118,643	22	0.97		0.97		0.22

Class I
12/31/18		8.85	0.23	(1.73)	(1.50)	(0.19)	—	7.16	(17.11)		1,185	64	0.69		0.69		2.69
12/31/17	‡	9.20	0.11	(0.37)	(0.26)	(0.09)	—	8.85	(2.67)		2,041	104	0.74		0.74		1.34
12/31/16		7.32	0.08	1.88	1.96	(0.08)	—	9.20	26.82	(j)	813	4	0.79		0.79		1.04
12/31/15	(g)	9.66	0.08	(2.35)	(2.27)	(0.07)	—	7.32	(23.55)		561	40	0.79		0.79		0.88
12/31/14	(g)	11.25	0.05	(1.64)	(1.59)	—	—	9.66	(14.13)		757	22	0.77		0.77		0.43

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from						Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b) (c)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)	Net asset value, end of period($)		Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/BlackRock Large Cap Select Growth Fund(h)
Class A
12/31/18		36.45		(0.02)		0.83		0.81		—		(3.27)	33.99		1.91	2,337,258	50	0.87		0.87		(0.05)
12/31/17		27.73		(0.02)		9.29		9.27		—		(0.55)	36.45		33.58	2,036,161	49	0.87		0.87		(0.05)
12/31/16		28.21		(0.02)		0.16		0.14		—		(0.62)	27.73		0.45	2,507,803	92	0.89		0.89		(0.06)
12/31/15		28.12		(0.08)		1.84		1.76		—		(1.67)	28.21		6.23	1,710,057	70	0.90		0.90		(0.26)
12/31/14		27.72		(0.05)		2.51		2.46		—		(2.06)	28.12		8.89	1,242,278	101	0.92		0.92		(0.19)

Class I
12/31/18		37.80		0.11		0.83		0.94		—		(3.27)	35.47		2.19	784,611	50	0.57		0.57		0.25
12/31/17	‡	28.67		0.02		9.66		9.68		—		(0.55)	37.80		33.91	1,044,014	49	0.59		0.59		0.05
12/31/16		29.09		0.05		0.15		0.20		—		(0.62)	28.67		0.64	1,345	92	0.69		0.69		0.17
12/31/15		28.89		(0.02)		1.89		1.87		—		(1.67)	29.09		6.45	498	70	0.70		0.70		(0.06)
12/31/14		28.37		0.00		2.58		2.58		—		(2.06)	28.89		9.11	421	101	0.72		0.72		0.01

JNL/Boston Partners Global Long Short Equity Fund(h)
Class A
12/31/18		11.07		0.06		(1.10)		(1.04)		—		(0.32)	9.71		(9.51)	36,208	131	2.15	(i)	2.15	(i)	0.54
12/31/17		10.28		(0.03)		0.82		0.79		—		—	11.07		7.68	38,518	106	2.20	(i)	2.20	(i)	(0.31)
12/31/16		10.45		0.08		0.12		0.20		—		(0.37)	10.28		1.96	710,297	157	2.34	(i)	2.34	(i)	0.79
12/31/15		9.86		(0.03)		0.62		0.59		—		—	10.45		5.98	580,065	177	2.25	(i)	2.25	(i)	(0.34)
12/31/14	*	10.00		(0.02)		(0.12)		(0.14)		—		—	9.86		(1.40)	383,174	80	2.26	(i)	2.26	(i)	(0.65)

Class I
12/31/18		11.09		0.09		(1.10)		(1.01)		—		(0.32)	9.76		(9.22)	406,630	131	1.85	(i)	1.85	(i)	0.82
12/31/17	‡‡	10.70		0.00		0.39		0.39		—		—	11.09		3.64	583,585	106	1.97	(i)	1.97	(i)	(0.16)

JNL/Causeway International Value Select Fund(h)
Class A
12/31/18		17.17		0.38		(3.37)		(2.99)		(0.26)		—	13.92		(17.51)	456,772	33	0.97		0.97		2.32
12/31/17		13.50		0.37		3.46		3.83		(0.16)		—	17.17		28.47	544,261	35	0.97		0.97		2.38
12/31/16		13.66	(k)	0.30	(k)	(0.30)	(k)	0.00	(k)	(0.16)		—	13.50		0.01	785,113	33	1.00		1.00		2.26
12/31/15		14.67	(k)	0.24	(k)	(0.76)	(k)	(0.52)	(k)	(0.49)	(k)	—	13.66	(k)	(3.55)	811,493	128	1.00		1.00		1.59
12/31/14		16.71	(k)	0.60	(k)	(2.33)	(k)	(1.73)	(k)	(0.31)	(k)	—	14.67	(k)	(10.54)	646,006	69	1.00		1.00		3.73

Class I
12/31/18		17.63		0.44		(3.46)		(3.02)		(0.33)		—	14.28		(17.26)	1,016,182	33	0.67		0.67		2.65
12/31/17	‡	13.83		0.23		3.75		3.98		(0.18)		—	17.63		28.84	1,312,240	35	0.69		0.69		1.37
12/31/16		13.99	(k)	0.33	(k)	(0.31)	(k)	0.02	(k)	(0.18)		—	13.83		0.12	726	33	0.80		0.80		2.45
12/31/15		15.01	(k)	0.28	(k)	(0.79)	(k)	(0.51)	(k)	(0.51)	(k)	—	13.99	(k)	(3.31)	739	128	0.80		0.80		1.82
12/31/14		17.09	(k)	0.65	(k)	(2.39)	(k)	(1.74)	(k)	(0.34)	(k)	—	15.01	(k)	(10.28)	781	69	0.80		0.80		3.95

JNL/ClearBridge Large Cap Growth Fund
Class A
12/31/18		10.84		0.02		(0.03)		(0.01)		—		—	10.83		(0.09)	118,866	15	0.95		0.95		0.20
12/31/17	*	10.00		0.00		0.84		0.84		—		—	10.84		8.40	22,625	6	0.96		0.96		0.12

Class I
12/31/18		10.85		0.05		(0.03)		0.02		—		—	10.87		0.18	450,974	15	0.65		0.65		0.45
12/31/17	*	10.00		0.01		0.84		0.85		—		—	10.85		8.50	437,763	6	0.66		0.66		0.44

JNL/Crescent High Income Fund(h)
Class A
12/31/18		10.79		0.54		(0.75)		(0.21)		(0.50)		(0.08)	10.00		(2.09)	86,713	69	1.00		1.00		5.04
12/31/17		10.55		0.53		(0.03)		0.50		(0.21)		(0.05)	10.79		4.73	65,795	86	1.00		1.00		4.91
12/31/16	*	10.00		0.28		0.27		0.55		—		—	10.55		5.50	624,884	82	1.00		1.00		4.04

Class I
12/31/18		10.81		0.57		(0.75)		(0.18)		(0.64)		(0.08)	9.91		(1.84)	522,198	69	0.70		0.70		5.32
12/31/17	‡‡	10.76		0.14		(0.09)		0.05		—		—	10.81		0.46	627,214	86	0.71		0.71		4.97

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/DFA U.S. Core Equity Fund(h)
Class A
12/31/18		13.72	0.15	(1.19)	(1.04)	(0.13)	(0.23)	12.32	(7.75)	968,172	6	0.80		0.80		1.07
12/31/17		11.73	0.12	2.22	2.34	(0.11)	(0.24)	13.72	20.23	1,122,274	7	0.80	(l)	0.85	(l)	0.98
12/31/16		10.66	0.14	1.33	1.47	(0.11)	(0.29)	11.73	14.02	947,909	16	0.80		0.88		1.24
12/31/15		11.39	0.13	(0.36)	(0.23)	(0.10)	(0.40)	10.66	(2.10)	721,244	11	0.80		0.88		1.10
12/31/14		10.54	0.11	0.93	1.04	(0.06)	(0.13)	11.39	9.82	693,371	15	0.80		0.89		1.03

Class I
12/31/18		14.52	0.21	(1.26)	(1.05)	(0.17)	(0.23)	13.07	(7.46)	56,150	6	0.45		0.50		1.42
12/31/17	‡	12.38	0.18	2.33	2.51	(0.13)	(0.24)	14.52	20.54	68,462	7	0.47	(l)	0.52	(l)	1.26
12/31/16		11.22	0.17	1.41	1.58	(0.13)	(0.29)	12.38	14.31	330	16	0.60		0.68		1.45
12/31/15		11.96	0.16	(0.38)	(0.22)	(0.12)	(0.40)	11.22	(1.92)	276	11	0.60		0.68		1.30
12/31/14		11.05	0.14	0.97	1.11	(0.07)	(0.13)	11.96	10.02	350	15	0.60		0.69		1.22

JNL/DoubleLine Core Fixed Income Fund(h)
Class A
12/31/18		12.93	0.38	(0.44)	(0.06)	(0.13)	(0.19)	12.55	(0.45)	2,790,974	76	0.77		0.77		3.01
12/31/17		12.31	0.31	0.35	0.66	(0.04)	—	12.93	5.39	3,195,393	550	0.79	(i)(l)	0.81	(i)(l)	2.44
12/31/16		12.04	0.33	0.00	0.33	(0.05)	(0.01)	12.31	2.72	3,733,713	475	0.82	(i)	0.84	(i)	2.63
12/31/15		12.61	0.30	(0.25)	0.05	(0.38)	(0.24)	12.04	0.41	4,316,143	439	0.79	(i)	0.80	(i)	2.35
12/31/14		12.61	0.16	0.34	0.50	(0.45)	(0.05)	12.61	3.98	4,541,679	265	0.80	(i)	0.80	(i)	1.27

Class I
12/31/18		13.91	0.46	(0.48)	(0.02)	(0.17)	(0.19)	13.53	(0.17)	630,621	76	0.47		0.47		3.36
12/31/17	‡	13.25	0.34	0.39	0.73	(0.07)	—	13.91	5.54	249,704	550	0.54	(i)(l)	0.54	(i)(l)	2.45
12/31/16		12.93	0.38	0.00	0.38	(0.05)	(0.01)	13.25	2.96	17,283	475	0.62	(i)	0.64	(i)	2.86
12/31/15		13.50	0.35	(0.27)	0.08	(0.41)	(0.24)	12.93	0.56	17,787	439	0.59	(i)	0.60	(i)	2.55
12/31/14		13.46	0.20	0.37	0.57	(0.48)	(0.05)	13.50	4.27	18,000	265	0.60	(i)	0.60	(i)	1.47

JNL/DoubleLine Emerging Markets Fixed Income Fund(h)
Class A
12/31/18		11.11	0.33	(0.64)	(0.31)	—	(0.17)	10.63	(2.81)	13,801	54	1.10		1.10		3.04
12/31/17		10.49	0.34	0.42	0.76	(0.07)	(0.07)	11.11	7.30	11,771	103	1.09		1.09		3.10
12/31/16	*	10.00	0.26	0.23	0.49	—	—	10.49	4.90	136,446	68	1.10		1.10		3.59

Class I
12/31/18		11.13	0.36	(0.64)	(0.28)	(0.23)	(0.17)	10.45	(2.51)	487,466	54	0.80		0.80		3.34
12/31/17	‡‡	11.13	0.08	(0.08)	0.00	—	—	11.13	0.00	531,827	103	0.82		0.82		2.64

JNL/DoubleLine Shiller Enhanced CAPE Fund(h)
Class A
12/31/18		14.96	0.36	(0.91)	(0.55)	(0.12)	(1.87)	12.42	(4.51)	848,145	56	1.04		1.04		2.39
12/31/17		12.86	0.23	2.50	2.73	—	(0.63)	14.96	21.51	673,994	88	1.07		1.07		1.63
12/31/16		10.99	0.19	1.88	2.07	(0.10)	(0.10)	12.86	18.90	810,413	106	1.09		1.09		1.54
12/31/15	*	10.00	0.03	0.96	0.99	—	—	10.99	9.90	165,333	7	1.10		1.10		1.15

Class I
12/31/18		14.97	0.40	(0.90)	(0.50)	(0.16)	(1.87)	12.44	(4.23)	529,353	56	0.74		0.74		2.64
12/31/17	‡‡	14.09	0.09	0.79	0.88	—	—	14.97	6.25	730,742	88	0.79		0.79		2.33

JNL/First State Global Infrastructure Fund(h)(m)
Class A
12/31/18		13.95	0.37	(1.25)	(0.88)	(0.44)	—	12.63	(6.40)	727,790	155	1.15		1.15		2.71
12/31/17		12.92	0.29	0.99	1.28	(0.25)	—	13.95	9.90	957,356	97	1.15		1.15		2.06
12/31/16		11.76	0.24	1.25	1.49	(0.33)	—	12.92	12.58	900,328	100	1.15		1.15		1.90
12/31/15		15.35	0.20	(3.04)	(2.84)	(0.25)	(0.50)	11.76	(18.55)	847,849	74	1.15		1.15		1.43
12/31/14		14.79	0.21	0.89	1.10	(0.09)	(0.45)	15.35	7.35	1,309,204	64	1.15		1.15		1.33

Class I
12/31/18		14.02	0.41	(1.25)	(0.84)	(0.48)	—	12.70	(6.10)	137,753	155	0.85		0.85		3.04
12/31/17	‡	12.97	0.32	1.01	1.33	(0.28)	—	14.02	10.19	60,889	97	0.86		0.86		2.31
12/31/16		11.82	0.28	1.23	1.51	(0.36)	—	12.97	12.72	247	100	0.95		0.95		2.15
12/31/15		15.42	0.24	(3.06)	(2.82)	(0.28)	(0.50)	11.82	(18.34)	172	74	0.95		0.95		1.65
12/31/14		14.84	0.24	0.89	1.13	(0.10)	(0.45)	15.42	7.53	243	64	0.95		0.95		1.52

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/FPA + DoubleLine Flexible Allocation Fund(h)
Class A
12/31/18		12.71	0.12	(1.22)	(1.10)	(0.19)		(0.41)	11.01	(8.81)	1,497,869	55	1.34	(i)	1.34	(i)	0.92
12/31/17		11.66	0.11	1.17	1.28	(0.12)		(0.11)	12.71	11.06	1,943,204	50	1.25	(i)(l)	1.27	(i)(l)	0.88
12/31/16		11.59	0.10	0.31	0.41	(0.13)		(0.21)	11.66	3.67	2,008,235	230	1.22	(i)	1.23	(i)	0.87
12/31/15	(g)	13.64	0.08	(1.32)	(1.24)	(0.10)		(0.71)	11.59	(9.15)	2,358,531	74	1.19		1.19		0.59
12/31/14	(g)	15.11	0.11	(0.70)	(0.59)	(0.16)		(0.72)	13.64	(4.04)	3,054,663	79	1.20		1.20		0.77

Class I
12/31/18		12.77	0.15	(1.22)	(1.07)	(0.23)		(0.41)	11.06	(8.58)	111,661	55	1.04	(i)	1.04	(i)	1.22
12/31/17	‡	11.70	0.13	1.19	1.32	(0.14)		(0.11)	12.77	11.40	248,232	50	1.04	(i)(l)	1.04	(i)(l)	1.06
12/31/16		11.64	0.12	0.31	0.43	(0.16)		(0.21)	11.70	3.86	657	230	1.02	(i)	1.03	(i)	1.08
12/31/15	(g)	13.70	0.11	(1.33)	(1.22)	(0.13)		(0.71)	11.64	(8.95)	657	74	0.99		0.99		0.80
12/31/14	(g)	15.16	0.15	(0.71)	(0.56)	(0.18)		(0.72)	13.70	(3.80)	717	79	1.00		1.00		1.01

JNL/Franklin Templeton Global Fund(h)
Class A
12/31/18		11.74	0.20	(1.88)	(1.68)	(0.22)		(0.54)	9.30	(14.81)	430,487	31	1.01		1.01		1.79
12/31/17		10.15	0.19	1.59	1.78	(0.19)		—	11.74	17.56	552,505	28	1.00		1.00		1.68
12/31/16		9.98	0.18	0.84	1.02	(0.21)		(0.63)	10.15	10.58	953,110	23	1.01		1.01		1.79
12/31/15		11.23	0.19	(0.90)	(0.71)	(0.26)		(0.28)	9.98	(6.43)	1,046,543	21	1.00		1.00		1.66
12/31/14		11.67	0.26	(0.53)	(0.27)	(0.09)		(0.08)	11.23	(2.36)	1,225,062	18	1.00		1.00		2.21

Class I
12/31/18		11.79	0.24	(1.90)	(1.66)	(0.26)		(0.54)	9.33	(14.57)	389,463	31	0.71		0.71		2.08
12/31/17	‡	10.18	0.14	1.68	1.82	(0.21)		—	11.79	17.92	495,254	28	0.73		0.73		1.23
12/31/16		10.02	0.20	0.83	1.03	(0.24)		(0.63)	10.18	10.72	471	23	0.81		0.81		1.99
12/31/15		11.27	0.21	(0.90)	(0.69)	(0.28)		(0.28)	10.02	(6.20)	443	21	0.80		0.80		1.84
12/31/14		11.71	0.30	(0.55)	(0.25)	(0.11)		(0.08)	11.27	(2.23)	550	18	0.80		0.80		2.50

JNL/Franklin Templeton Global Multisector Bond Fund(h)
Class A
12/31/18		10.73	0.57	(0.50)	0.07	—		—	10.80	0.65	663,191	22	1.01		1.01		5.26
12/31/17		10.36	0.55	(0.18)	0.37	—		—	10.73	3.57	725,646	46	1.03		1.03		5.16
12/31/16		10.04	0.45	(0.07)	0.38	(0.00)	(n)	(0.06)	10.36	3.82	1,724,715	65	1.05		1.07		4.62
12/31/15		11.51	0.43	(0.91)	(0.48)	(0.96)		(0.03)	10.04	(4.15)	1,840,377	37	1.05		1.08		3.77
12/31/14		11.99	0.45	(0.49)	(0.04)	(0.43)		(0.01)	11.51	(0.45)	2,064,144	28	1.07		1.08		3.73

Class I
12/31/18		10.80	0.60	(0.50)	0.10	—		—	10.90	0.93	874,768	22	0.71		0.71		5.56
12/31/17	‡	10.40	0.75	(0.35)	0.40	—		—	10.80	3.85	988,263	46	0.75		0.75		6.88
12/31/16		10.08	0.47	(0.06)	0.41	(0.03)		(0.06)	10.40	4.05	212	65	0.85		0.87		4.81
12/31/15		11.56	0.45	(0.92)	(0.47)	(0.98)		(0.03)	10.08	(4.02)	247	37	0.85		0.88		3.97
12/31/14		12.03	0.47	(0.49)	(0.02)	(0.44)		(0.01)	11.56	(0.24)	312	28	0.87		0.88		3.93

JNL/Franklin Templeton Income Fund(h)
Class A
12/31/18		11.98	0.50	(0.99)	(0.49)	(0.54)		—	10.95	(4.22)	1,753,784	50	0.92		0.92		4.20
12/31/17		11.32	0.47	0.65	1.12	(0.46)		—	11.98	9.93	2,054,043	24	0.92		0.92		4.01
12/31/16		10.39	0.45	1.00	1.45	(0.52)		—	11.32	14.12	2,469,017	43	0.93		0.93		4.15
12/31/15		11.73	0.50	(1.36)	(0.86)	(0.48)		—	10.39	(7.36)	2,293,763	29	0.92		0.92		4.35
12/31/14		11.73	0.50	(0.12)	0.38	(0.38)		—	11.73	3.19	2,704,647	24	0.92		0.92		4.07

Class I
12/31/18		11.47	0.51	(0.94)	(0.43)	(0.58)		—	10.46	(3.95)	398,824	50	0.62		0.62		4.50
12/31/17	‡	10.85	0.46	0.64	1.10	(0.48)		—	11.47	10.20	492,685	24	0.64		0.64		4.07
12/31/16		9.99	0.45	0.95	1.40	(0.54)		—	10.85	14.23	579	43	0.73		0.73		4.36
12/31/15		11.29	0.50	(1.29)	(0.79)	(0.51)		—	9.99	(7.08)	528	29	0.72		0.72		4.54
12/31/14		11.30	0.51	(0.12)	0.39	(0.40)		—	11.29	3.37	746	24	0.72		0.72		4.28

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/Franklin Templeton International Small Cap Fund(h)(m)
Class A
12/31/18		11.51	0.14	(2.38)	(2.24)	(0.26)	(0.46)	8.55	(19.78)	553,186	26		1.24		1.24		1.29
12/31/17		8.81	0.10	2.74	2.84	(0.11)	(0.03)	11.51	32.29	746,026	26		1.27		1.27		0.92
12/31/16		9.25	0.11	(0.22)	(0.11)	(0.14)	(0.19)	8.81	(1.17)	498,894	18		1.30		1.30		1.26
12/31/15		9.55	0.11	0.27	0.38	(0.09)	(0.59)	9.25	3.81	573,414	22		1.30		1.30		1.07
12/31/14		11.18	0.12	(1.17)	(1.05)	(0.09)	(0.49)	9.55	(9.42)	449,495	29		1.31		1.31		1.07

Class I
12/31/18		11.63	0.16	(2.39)	(2.23)	(0.29)	(0.46)	8.65	(19.55)	1,445	26		0.94		0.94		1.47
12/31/17	‡	8.90	0.12	2.77	2.89	(0.13)	(0.03)	11.63	32.49	637	26		1.03		1.03		1.13
12/31/16		9.34	0.13	(0.22)	(0.09)	(0.16)	(0.19)	8.90	(0.96)	287	18		1.10		1.10		1.43
12/31/15		9.63	0.14	0.26	0.40	(0.10)	(0.59)	9.34	4.05	241	22		1.10		1.10		1.33
12/31/14		11.26	0.14	(1.18)	(1.04)	(0.10)	(0.49)	9.63	(9.22)	273	29		1.11		1.11		1.26

JNL/Franklin Templeton Mutual Shares Fund(h)
Class A
12/31/18		11.66	0.19	(1.21)	(1.02)	(0.14)	(0.40)	10.10	(9.03)	572,358	21		0.99		0.99		1.66
12/31/17		11.31	0.17	0.73	0.90	(0.35)	(0.20)	11.66	8.11	703,977	18		0.99	(l)	1.02	(l)	1.45
12/31/16		10.73	0.19	1.42	1.61	(0.28)	(0.75)	11.31	15.68	1,190,462	20		1.02		1.03		1.69
12/31/15		12.24	0.20	(0.76)	(0.56)	(0.41)	(0.54)	10.73	(4.67)	1,126,952	25		1.02		1.02		1.64
12/31/14		11.72	0.30	0.55	0.85	(0.09)	(0.24)	12.24	7.30	1,228,576	26		1.03		1.03		2.47

Class I
12/31/18		11.78	0.23	(1.23)	(1.00)	(0.18)	(0.40)	10.20	(8.76)	391,915	21		0.69		0.69		1.96
12/31/17	‡	11.41	0.21	0.74	0.95	(0.38)	(0.20)	11.78	8.41	516,750	18		0.71	(l)	0.71	(l)	1.81
12/31/16		10.83	0.21	1.43	1.64	(0.31)	(0.75)	11.41	15.78	597	20		0.82		0.83		1.87
12/31/15		12.34	0.23	(0.76)	(0.53)	(0.44)	(0.54)	10.83	(4.43)	503	25		0.82		0.82		1.83
12/31/14		11.81	0.33	0.55	0.88	(0.11)	(0.24)	12.34	7.49	529	26		0.83		0.83		2.70

JNL/Goldman Sachs Core Plus Bond Fund(h)
Class A
12/31/18		11.68	0.27	(0.46)	(0.19)	(0.30)	—	11.19	(1.59)	859,612	318	(o)	0.84		0.84		2.40
12/31/17		11.57	0.26	0.09	0.35	(0.24)	—	11.68	3.02	959,472	226	(o)	0.86	(l)	0.87	(l)	2.19
12/31/16		11.61	0.22	0.03	0.25	(0.29)	—	11.57	2.10	1,145,530	443	(o)	0.86		0.87		1.81
12/31/15		11.81	0.23	(0.18)	0.05	(0.25)	—	11.61	0.39	1,116,546	370	(o)	0.87		0.87		1.94
12/31/14		11.44	0.21	0.41	0.62	(0.25)	—	11.81	5.40	973,327	283	(o)	0.88		0.88		1.74

Class I
12/31/18		11.89	0.31	(0.47)	(0.16)	(0.33)	—	11.40	(1.29)	91,757	318	(o)	0.54		0.54		2.67
12/31/17	‡	11.77	0.30	0.09	0.39	(0.27)	—	11.89	3.27	155,230	226	(o)	0.58	(l)	0.58	(l)	2.50
12/31/16		11.80	0.24	0.04	0.28	(0.31)	—	11.77	2.33	480	443	(o)	0.66		0.67		2.01
12/31/15		11.99	0.26	(0.19)	0.07	(0.26)	—	11.80	0.62	430	370	(o)	0.67		0.67		2.14
12/31/14		11.61	0.23	0.42	0.65	(0.27)	—	11.99	5.59	426	283	(o)	0.68		0.68		1.93

JNL/Goldman Sachs Emerging Markets Debt Fund(h)
Class A
12/31/18		11.51	0.57	(1.54)	(0.97)	(0.03)	—	10.51	(8.46)	125,911	85		1.07		1.07		5.14
12/31/17		10.00	0.57	0.94	1.51	—	—	11.51	15.10	158,098	97		1.07	(l)	1.08	(l)	5.23
12/31/16		9.17	0.55	0.28	0.83	—	—	10.00	9.05	303,222	99		1.08		1.08		5.51
12/31/15		10.46	0.51	(1.80)	(1.29)	—	—	9.17	(12.33)	409,493	109		1.07		1.07		5.09
12/31/14		11.46	0.55	(1.11)	(0.56)	(0.20)	(0.24)	10.46	(4.94)	639,536	130		1.06		1.07		4.76

Class I
12/31/18		11.67	0.61	(1.57)	(0.96)	(0.07)	—	10.64	(8.18)	150,546	85		0.77		0.77		5.45
12/31/17	‡	10.12	0.71	0.84	1.55	—	—	11.67	15.32	169,284	97		0.79	(l)	0.79	(l)	6.21
12/31/16		9.26	0.59	0.27	0.86	—	—	10.12	9.29	184	99		0.88		0.88		5.81
12/31/15		10.54	0.54	(1.82)	(1.28)	—	—	9.26	(12.14)	165	109		0.87		0.87		5.37
12/31/14		11.55	0.58	(1.11)	(0.53)	(0.24)	(0.24)	10.54	(4.73)	170	130		0.86		0.87		5.00

JNL/GQG Emerging Markets Equity Fund
Class A
12/31/18		10.51	0.03	(1.60)	(1.57)	—	—	8.94	(14.94)	18,433	115		1.36		1.36		0.34
12/31/17	*	10.00	(0.01)	0.52	0.51	—	—	10.51	5.10	3,048	31		1.36		1.36		(0.27)

Class I
12/31/18		10.52	0.07	(1.61)	(1.54)	—	—	8.98	(14.64)	442,362	115		1.06		1.06		0.67
12/31/17	*	10.00	0.00	0.52	0.52	—	—	10.52	5.20	413,849	31		1.06		1.06		(0.07)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/Harris Oakmark Global Equity Fund(h)
Class A
12/31/18		12.10	0.13	(2.67)	(2.54)	(0.08)	(0.25)	9.23	(21.22)	405,484	42	1.17		1.17		1.13
12/31/17		9.87	0.09	2.17	2.26	(0.03)	—	12.10	22.86	569,264	47	1.19		1.19		0.75
12/31/16		8.86	0.14	0.96	1.10	(0.09)	—	9.87	12.45	64,916	42	1.21		1.21		1.57
12/31/15	*	10.00	0.05	(1.19)	(1.14)	—	—	8.86	(11.40)	91,143	23	1.21		1.21		0.85

Class I
12/31/18		12.11	0.16	(2.67)	(2.51)	(0.10)	(0.25)	9.25	(20.97)	407,105	42	0.87		0.87		1.44
12/31/17	‡‡	11.85	0.00	0.26	0.26	—	—	12.11	2.19	552,138	47	0.86		0.86		0.16

JNL/Heitman U.S. Focused Real Estate Fund
Class A
12/31/18	*	10.00	0.10	(0.71)	(0.61)	—	—	9.39	(6.10)	3,046	94	1.10		1.10		2.73

Class I
12/31/18	*	10.00	0.10	(0.70)	(0.60)	—	—	9.40	(6.00)	139,768	94	0.80		0.80		2.73

JNL/Invesco China-India Fund(h)
Class A
12/31/18		10.50	0.01	(1.81)	(1.80)	(0.04)	—	8.66	(17.12)	521,577	30	1.24		1.24		0.12
12/31/17		6.91	0.02	3.59	3.61	(0.02)	—	10.50	52.32	747,775	49	1.21	(l)	1.24	(l)	0.21
12/31/16		7.41	0.05	(0.27)	(0.22)	(0.07)	(0.21)	6.91	(3.40)	406,147	118	1.23		1.27		0.64
12/31/15		7.89	0.09	(0.48)	(0.39)	(0.08)	(0.01)	7.41	(5.03)	363,197	62	1.30		1.30		1.08
12/31/14		7.14	0.10	0.72	0.82	(0.07)	—	7.89	11.40	381,803	34	1.31		1.31		1.37

Class I
12/31/18		10.60	0.03	(1.82)	(1.79)	(0.06)	—	8.75	(16.82)	653	30	0.94		0.94		0.32
12/31/17	‡	6.96	0.04	3.64	3.68	(0.04)	—	10.60	52.83	497	49	0.98	(l)	1.01	(l)	0.41
12/31/16		7.47	0.06	(0.28)	(0.22)	(0.08)	(0.21)	6.96	(3.34)	282	118	1.03		1.07		0.79
12/31/15		7.95	0.10	(0.48)	(0.38)	(0.09)	(0.01)	7.47	(4.81)	309	62	1.09		1.09		1.19
12/31/14		7.19	0.12	0.72	0.84	(0.08)	—	7.95	11.67	312	34	1.11		1.11		1.55

JNL/Invesco Diversified Dividend Fund
Class A
12/31/18		10.33	0.21	(0.96)	(0.75)	(0.04)	—	9.54	(7.26)	50,717	22	0.98		0.98		2.08
12/31/17	*	10.00	0.04	0.29	0.33	—	—	10.33	3.30	10,136	3	0.99		0.99		1.62

Class I
12/31/18		10.34	0.24	(0.96)	(0.72)	(0.04)	—	9.58	(6.96)	429,762	22	0.68		0.68		2.36
12/31/17	*	10.00	0.05	0.29	0.34	—	—	10.34	3.40	547,212	3	0.69		0.69		1.77

JNL/Invesco Global Real Estate Fund(h)
Class A
12/31/18		9.97	0.22	(0.86)	(0.64)	(0.38)	(0.07)	8.88	(6.38)	1,125,411	57	1.04		1.04		2.26
12/31/17		9.53	0.20	0.75	0.95	(0.31)	(0.20)	9.97	10.19	1,373,022	55	1.05	(l)	1.05	(l)	2.06
12/31/16		9.78	0.18	0.06	0.24	(0.20)	(0.29)	9.53	2.42	1,821,270	65	1.05		1.06		1.82
12/31/15		10.85	0.20	(0.31)	(0.11)	(0.31)	(0.65)	9.78	(0.96)	1,905,281	78	1.05		1.05		1.86
12/31/14		9.83	0.17	1.31	1.48	(0.13)	(0.33)	10.85	15.03	2,036,180	26	1.05		1.05		1.63

Class I
12/31/18		10.13	0.24	(0.86)	(0.62)	(0.42)	(0.07)	9.02	(6.17)	160,039	57	0.74		0.74		2.43
12/31/17	‡	9.67	0.27	0.72	0.99	(0.33)	(0.20)	10.13	10.46	602,227	55	0.77	(l)	0.77	(l)	2.74
12/31/16		9.92	0.20	0.07	0.27	(0.22)	(0.29)	9.67	2.61	899	65	0.85		0.86		2.02
12/31/15		10.99	0.23	(0.32)	(0.09)	(0.33)	(0.65)	9.92	(0.76)	930	78	0.85		0.85		2.07
12/31/14		9.94	0.19	1.33	1.52	(0.14)	(0.33)	10.99	15.34	997	26	0.85		0.85		1.80

JNL/Invesco International Growth Fund(h)
Class A
12/31/18		14.10	0.23	(2.35)	(2.12)	(0.27)	—	11.71	(15.08)	827,489	38	0.97		0.97		1.69
12/31/17		11.65	0.18	2.51	2.69	(0.19)	(0.05)	14.10	23.20	1,069,305	33	0.97	(l)	0.97	(l)	1.38
12/31/16		12.25	0.18	(0.32)	(0.14)	(0.21)	(0.25)	11.65	(1.19)	1,250,916	21	0.98		0.98		1.49
12/31/15		12.73	0.19	(0.44)	(0.25)	(0.23)	—	12.25	(2.03)	1,328,232	33	0.97		0.97		1.45
12/31/14		12.83	0.20	(0.17)	0.03	(0.13)	—	12.73	0.24	1,543,925	18	0.98		0.98		1.57

Class I
12/31/18		14.86	0.29	(2.48)	(2.19)	(0.31)	—	12.36	(14.78)	206,081	38	0.67		0.67		2.06
12/31/17	‡	12.26	0.07	2.80	2.87	(0.22)	(0.05)	14.86	23.47	429,217	33	0.69	(l)	0.69	(l)	0.45
12/31/16		12.88	0.22	(0.35)	(0.13)	(0.24)	(0.25)	12.26	(1.06)	633	21	0.78		0.78		1.70
12/31/15		13.37	0.21	(0.45)	(0.24)	(0.25)	—	12.88	(1.81)	648	33	0.77		0.77		1.58
12/31/14		13.45	0.25	(0.18)	0.07	(0.15)	—	13.37	0.49	727	18	0.78		0.78		1.82

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)		Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/Invesco Small Cap Growth Fund(h)
Class A
12/31/18		24.91	(0.08)	(2.08)	(2.16)	—	(1.20)	21.55	(9.11)		1,574,523	23	1.07		1.07		(0.31)
12/31/17		20.48	(0.07)	5.13	5.06	—	(0.63)	24.91	24.96		1,681,534	27	1.10	(l)	1.11	(l)	(0.32)
12/31/16		18.86	(0.04)	2.18	2.14	—	(0.52)	20.48	11.51		1,534,205	33	1.10		1.11		(0.20)
12/31/15		20.40	(0.07)	(0.27)	(0.34)	—	(1.20)	18.86	(1.79)		1,318,791	28	1.10		1.12		(0.31)
12/31/14		19.59	(0.03)	1.59	1.56	—	(0.75)	20.40	7.99		917,464	37	1.11		1.12		(0.13)

Class I
12/31/18		25.81	(0.01)	(2.16)	(2.17)	—	(1.20)	22.44	(8.83)		164,359	23	0.77		0.77		(0.02)
12/31/17	‡	21.16	0.00	5.28	5.28	—	(0.63)	25.81	25.20		235,662	27	0.81	(l)	0.81	(l)	0.01
12/31/16		19.43	0.00	2.25	2.25	—	(0.52)	21.16	11.74		802	33	0.90		0.91		(0.01)
12/31/15		20.94	(0.03)	(0.28)	(0.31)	—	(1.20)	19.43	(1.60)		760	28	0.90		0.92		(0.13)
12/31/14		20.05	0.02	1.62	1.64	—	(0.75)	20.94	8.21		713	37	0.91		0.92		0.08

JNL/JPMorgan Hedged Equity Fund
Class A
12/31/18	*	10.00	0.04	(0.48)	(0.44)	(0.03)	(0.02)	9.51	(4.47)		19,436	12	0.99		0.99		1.02

Class I
12/31/18	*	10.00	0.06	(0.50)	(0.44)	(0.03)	(0.02)	9.51	(4.43)		83,681	12	0.69		0.69		1.48

JNL/JPMorgan MidCap Growth Fund(h)
Class A
12/31/18		34.51	(0.09)	(1.44)	(1.53)	—	(3.42)	29.56	(5.00)		1,426,313	56	0.91		0.91		(0.26)
12/31/17		27.08	(0.06)	7.99	7.93	—	(0.50)	34.51	29.40		1,477,372	55	0.92		0.92		(0.21)
12/31/16		29.43	(0.02)	0.13	0.11	—	(2.46)	27.08	0.52		1,561,280	44	0.93		0.93		(0.09)
12/31/15		31.95	(0.08)	1.06	0.98	—	(3.50)	29.43	3.01		1,719,810	60	0.93		0.93		(0.23)
12/31/14		31.06	(0.12)	3.60	3.48	—	(2.59)	31.95	11.19		1,357,985	67	0.94		0.94		(0.36)

Class I
12/31/18		35.33	0.01	(1.48)	(1.47)	—	(3.42)	30.44	(4.71)		392,977	56	0.61		0.61		0.04
12/31/17	‡	27.65	(0.02)	8.20	8.18	—	(0.50)	35.33	29.70		615,880	55	0.63		0.63		(0.06)
12/31/16		29.94	0.03	0.14	0.17	—	(2.46)	27.65	0.71		228	44	0.73		0.73		0.11
12/31/15		32.38	(0.01)	1.07	1.06	—	(3.50)	29.94	3.22		310	60	0.73		0.73		(0.04)
12/31/14		31.39	(0.05)	3.63	3.58	—	(2.59)	32.38	11.40		248	67	0.74		0.74		(0.16)

JNL/JPMorgan U.S. Government & Quality Bond Fund(h)
Class A
12/31/18		13.09	0.30	(0.25)	0.05	(0.41)	(0.03)	12.70	0.45		838,851	3	0.69		0.69		2.36
12/31/17		13.11	0.29	0.04	0.33	(0.35)	—	13.09	2.51		841,921	6	0.68		0.68		2.18
12/31/16		13.16	0.28	(0.08)	0.20	(0.25)	—	13.11	1.45		1,496,044	18	0.68		0.68		2.04
12/31/15		13.39	0.27	(0.21)	0.06	(0.29)	—	13.16	0.46		1,426,114	9	0.69		0.69		1.97
12/31/14		13.11	0.31	0.40	0.71	(0.43)	—	13.39	5.40		1,252,524	15	0.69		0.69		2.32

Class I
12/31/18		13.75	0.36	(0.27)	0.09	(0.45)	(0.03)	13.36	0.77		231,252	3	0.39		0.39		2.65
12/31/17	‡	13.76	0.35	0.02	0.37	(0.38)	—	13.75	2.70		522,010	6	0.40		0.40		2.52
12/31/16		13.80	0.32	(0.09)	0.23	(0.27)	—	13.76	1.62		790	18	0.48		0.48		2.24
12/31/15		14.02	0.31	(0.22)	0.09	(0.31)	—	13.80	0.67		1,000	9	0.49		0.49		2.16
12/31/14		13.71	0.35	0.42	0.77	(0.46)	—	14.02	5.61		621	15	0.49		0.49		2.49

JNL/Lazard Emerging Markets Fund(h)
Class A
12/31/18		11.46	0.20	(2.30)	(2.10)	(0.17)	—	9.19	(18.35)		370,350	14	1.23		1.23		1.91
12/31/17		9.02	0.17	2.40	2.57	(0.13)	—	11.46	28.60		479,920	13	1.21	(l)	1.22	(l)	1.66
12/31/16		7.72	0.12	1.38	1.50	(0.20)	—	9.02	19.28	(j)	876,859	32	1.22		1.24		1.39
12/31/15		9.97	0.16	(2.02)	(1.86)	(0.29)	(0.10)	7.72	(18.69)		832,464	16	1.22		1.23		1.68
12/31/14		10.97	0.22	(0.78)	(0.56)	(0.19)	(0.25)	9.97	(5.26)		1,333,382	17	1.21		1.22		1.94

Class I
12/31/18		11.51	0.24	(2.33)	(2.09)	(0.21)	—	9.21	(18.13)		366,300	14	0.93		0.93		2.26
12/31/17	‡	9.05	0.05	2.56	2.61	(0.15)	—	11.51	28.94		535,865	13	0.94	(l)	0.94	(l)	0.50
12/31/16		7.75	0.14	1.38	1.52	(0.22)	—	9.05	19.50	(j)	488	32	1.02		1.04		1.59
12/31/15		10.03	0.17	(2.03)	(1.86)	(0.32)	(0.10)	7.75	(18.59)		418	16	1.02		1.03		1.83
12/31/14		11.03	0.24	(0.78)	(0.54)	(0.21)	(0.25)	10.03	(5.02)		541	17	1.01		1.02		2.12

JNL/Loomis Sayles Global Growth Fund
Class A
12/31/18	*	10.00	0.00	(1.16)	(1.16)	—	—	8.84	(11.60)		398	9	1.00		1.00		0.08

Class I
12/31/18	*	10.00	0.02	(1.17)	(1.15)	—	—	8.85	(11.50)		251,444	9	0.70		0.70		0.49

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/Mellon Capital Consumer Staples Sector Fund
Class A
12/31/18		10.61	0.25	(1.20)	(0.95)	—	—	9.66	(8.95)	63,583	45	0.70		0.70		2.46
12/31/17	*	10.00	0.06	0.55	0.61	—	—	10.61	6.10	7,763	73	0.71		0.71		2.08

Class I
12/31/18		10.62	0.28	(1.20)	(0.92)	—	—	9.70	(8.66)	465	45	0.35		0.40		2.75
12/31/17	*	10.00	0.07	0.55	0.62	—	—	10.62	6.20	47	73	0.36		0.41		2.58

JNL/Mellon Capital Emerging Markets Index Fund(h)
Class A
12/31/18		11.78	0.21	(2.01)	(1.80)	(0.19)	—	9.79	(15.24)	1,085,666	13	0.74		0.74		1.84
12/31/17		8.73	0.16	2.99	3.15	(0.10)	—	11.78	36.11	1,359,166	33	0.72	(l)	0.74	(l)	1.57
12/31/16		8.06	0.15	0.67	0.82	(0.15)	—	8.73	10.09	958,527	11	0.75		0.76		1.70
12/31/15		9.68	0.18	(1.66)	(1.48)	(0.14)	—	8.06	(15.29)	712,637	28	0.75		0.75		1.87
12/31/14		10.16	0.19	(0.56)	(0.37)	(0.11)	—	9.68	(3.69)	805,897	24	0.76		0.76		1.86

Class I
12/31/18		11.85	0.29	(2.07)	(1.78)	(0.22)	—	9.85	(15.00)	4,538	13	0.44		0.44		2.48
12/31/17	‡	8.76	0.06	3.14	3.20	(0.11)	—	11.85	36.59	39,436	33	0.44	(l)	0.44	(l)	0.54
12/31/16		8.09	0.16	0.68	0.84	(0.17)	—	8.76	10.25	57	11	0.55		0.56		1.78
12/31/15		9.72	0.20	(1.67)	(1.47)	(0.16)	—	8.09	(15.18)	30	28	0.55		0.55		2.03
12/31/14		10.20	0.20	(0.56)	(0.36)	(0.12)	—	9.72	(3.54)	84	24	0.56		0.56		1.98

JNL/Mellon Capital European 30 Fund(h)
Class A
12/31/18		13.55	0.51	(2.50)	(1.99)	(0.43)	—	11.13	(14.80)	349,696	68	0.65		0.65		4.00
12/31/17		11.26	0.41	2.26	2.67	(0.38)	—	13.55	23.74	488,095	63	0.65		0.65		3.19
12/31/16		11.85	0.37	(0.59)	(0.22)	(0.37)	—	11.26	(1.84)	350,097	81	0.65		0.65		3.26
12/31/15		12.57	0.34	(0.57)	(0.23)	(0.21)	(0.28)	11.85	(1.95)	465,106	51	0.68		0.68		2.65
12/31/14		13.16	0.42	(0.86)	(0.44)	(0.15)	—	12.57	(3.40)	259,340	61	0.71		0.71		3.09

Class I
12/31/18		13.68	0.49	(2.47)	(1.98)	(0.46)	—	11.24	(14.58)	221	68	0.35		0.35		4.00
12/31/17	‡	11.36	0.45	2.27	2.72	(0.40)	—	13.68	24.00	37	63	0.42		0.42		3.45
12/31/16		11.95	0.38	(0.57)	(0.19)	(0.40)	—	11.36	(1.60)	23	81	0.45		0.45		3.26
12/31/15		12.67	0.39	(0.61)	(0.22)	(0.22)	(0.28)	11.95	(1.82)	20	51	0.48		0.48		3.03
12/31/14		13.25	0.47	(0.90)	(0.43)	(0.15)	—	12.67	(3.26)	178	61	0.51		0.51		3.46

JNL/Mellon Capital Industrials Sector Fund
Class A
12/31/18		10.67	0.11	(1.65)	(1.54)	—	—	9.13	(14.43)	29,549	135	0.71		0.71		1.08
12/31/17	*	10.00	0.04	0.63	0.67	—	—	10.67	6.70	16,835	94	0.70		0.70		1.27

Class I
12/31/18		10.67	0.16	(1.66)	(1.50)	—	—	9.17	(14.06)	538	135	0.36		0.41		1.56
12/31/17	*	10.00	0.06	0.61	0.67	—	—	10.67	6.70	61	94	0.38		0.43		2.14

JNL/Mellon Capital Materials Sector Fund
Class A
12/31/18		10.68	0.11	(2.10)	(1.99)	—	—	8.69	(18.63)	16,426	182	0.72		0.72		1.09
12/31/17	*	10.00	0.03	0.65	0.68	—	—	10.68	6.80	42,921	42	0.70		0.70		1.18

Class I
12/31/18		10.68	0.17	(2.13)	(1.96)	—	—	8.72	(18.35)	310	182	0.37		0.42		1.73
12/31/17	*	10.00	0.03	0.65	0.68	—	—	10.68	6.80	1	42	0.70		0.70		1.06

JNL/Mellon Capital Pacific Rim 30 Fund(h)
Class A
12/31/18		16.73	0.44	(2.74)	(2.30)	(0.72)	(0.40)	13.31	(13.86)	226,678	95	0.65		0.65		2.84
12/31/17		14.00	0.44	2.80	3.24	(0.51)	—	16.73	23.24	317,697	97	0.66		0.66		2.81
12/31/16		13.59	0.36	0.91	1.27	(0.28)	(0.58)	14.00	9.60	225,001	96	0.66		0.66		2.67
12/31/15		13.67	0.28	0.40	0.68	(0.29)	(0.47)	13.59	4.97	236,909	145	0.70		0.70		1.94
12/31/14		13.90	0.41	0.05	0.46	(0.35)	(0.34)	13.67	3.21	172,925	99	0.72		0.72		2.79

Class I
12/31/18		16.90	0.46	(2.75)	(2.29)	(0.75)	(0.40)	13.46	(13.62)	222	95	0.35		0.35		2.96
12/31/17	‡	14.13	0.49	2.81	3.30	(0.53)	—	16.90	23.49	111	97	0.43		0.43		3.09
12/31/16		13.71	0.40	0.91	1.31	(0.31)	(0.58)	14.13	9.82	77	96	0.46		0.46		2.89
12/31/15		13.78	0.33	0.38	0.71	(0.31)	(0.47)	13.71	5.16	69	145	0.50		0.50		2.27
12/31/14		14.00	0.44	0.05	0.49	(0.37)	(0.34)	13.78	3.42	250	99	0.52		0.52		2.97

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/Mellon Capital Real Estate Sector Fund
Class A
12/31/18		10.23	0.42	(0.96)	(0.54)	—	—	9.69	(5.28)	45,116	61	0.68		0.68		4.14
12/31/17	*	10.00	0.16	0.07	0.23	—	—	10.23	2.30	6,475	9	0.68		0.68		5.75

Class I
12/31/18		10.24	0.34	(0.89)	(0.55)	—	—	9.69	(5.37)	1,922	61	0.33		0.38		3.42
12/31/17	*	10.00	0.14	0.10	0.24	—	—	10.24	2.40	160,823	9	0.33		0.38		5.17

JNL/Mellon Capital S&P 500 Index Fund(h)
Class A
12/31/18		21.94	0.32	(1.30)	(0.98)	(0.31)	(1.16)	19.49	(4.88)	6,897,618	4	0.53		0.53		1.43
12/31/17		18.65	0.30	3.61	3.91	(0.28)	(0.34)	21.94	21.16	7,273,736	11	0.53	(l)	0.54	(l)	1.49
12/31/16		16.79	0.29	1.62	1.91	(0.02)	(0.03)	18.65	11.37	6,405,019	5	0.54		0.55		1.67
12/31/15		17.11	0.27	(0.12)	0.15	(0.24)	(0.23)	16.79	0.87	5,384,191	5	0.55		0.56		1.57
12/31/14		15.32	0.24	1.77	2.01	(0.20)	(0.02)	17.11	13.07	4,131,640	2	0.55		0.56		1.47

Class I
12/31/18		22.45	0.39	(1.33)	(0.94)	(0.36)	(1.16)	19.99	(4.61)	216,622	4	0.23		0.23		1.70
12/31/17	‡	19.05	0.37	3.68	4.05	(0.31)	(0.34)	22.45	21.49	597,675	11	0.24	(l)	0.24	(l)	1.68
12/31/16		17.12	0.33	1.65	1.98	(0.02)	(0.03)	19.05	11.56	5,184	5	0.34		0.35		1.86
12/31/15		17.47	0.30	(0.15)	0.15	(0.27)	(0.23)	17.12	0.86	4,671	5	0.36		0.37		1.72
12/31/14		15.63	0.27	1.81	2.08	(0.22)	(0.02)	17.47	13.30	39,667	2	0.35		0.36		1.67

JNL S&P 500 Index Fund

Class I
12/31/18		10.74	0.21	(0.71)	(0.50)	—	—	10.24	(4.66)	28,636	98	0.17		0.32		1.85
12/31/17	*	10.00	0.05	0.69	0.74	—	—	10.74	7.40	6,100	7	0.20		0.33		1.75

JNL/Mellon Capital S&P 400 MidCap Index Fund(h)
Class A
12/31/18		21.66	0.22	(2.62)	(2.40)	(0.19)	(1.17)	17.90	(11.60)	2,427,722	16	0.56		0.56		1.02
12/31/17		20.30	0.20	2.84	3.04	(0.21)	(1.47)	21.66	15.67	2,863,729	20	0.56		0.56		0.93
12/31/16		17.01	0.22	3.19	3.41	(0.03)	(0.09)	20.30	20.12	2,625,491	33	0.57		0.57		1.23
12/31/15		19.00	0.21	(0.72)	(0.51)	(0.17)	(1.31)	17.01	(2.69)	2,122,780	23	0.57		0.57		1.08
12/31/14		18.56	0.18	1.55	1.73	(0.18)	(1.11)	19.00	9.23	1,878,431	16	0.57		0.57		0.91

Class I
12/31/18		22.06	0.29	(2.66)	(2.37)	(0.24)	(1.17)	18.28	(11.27)	215,905	16	0.26		0.26		1.31
12/31/17	‡	20.64	0.32	2.81	3.13	(0.24)	(1.47)	22.06	15.88	286,558	20	0.27		0.27		1.50
12/31/16		17.27	0.26	3.24	3.50	(0.04)	(0.09)	20.64	20.34	1,722	33	0.37		0.37		1.43
12/31/15		19.32	0.23	(0.77)	(0.54)	(0.20)	(1.31)	17.27	(2.77)	1,410	23	0.38		0.38		1.16
12/31/14		18.84	0.22	1.58	1.80	(0.21)	(1.11)	19.32	9.50	16,813	16	0.37		0.37		1.12

JNL/Mellon Capital S&P 1500 Growth Index Fund
Class A
12/31/18		10.74	0.09	(0.23)	(0.14)	—	—	10.60	(1.30)	135,452	117	0.67		0.67		0.81
12/31/17	*	10.00	0.03	0.71	0.74	—	—	10.74	7.40	17,074	61	0.68		0.68		0.95

Class I
12/31/18		10.74	0.14	(0.24)	(0.10)	—	—	10.64	(0.93)	1,356	117	0.32		0.37		1.19
12/31/17	*	10.00	0.04	0.70	0.74	—	—	10.74	7.40	10	61	0.35		0.39		1.30

JNL/Mellon Capital S&P 1500 Value Index Fund
Class A
12/31/18		10.70	0.21	(1.28)	(1.07)	—	—	9.63	(10.00)	33,867	100	0.67		0.67		1.95
12/31/17	*	10.00	0.05	0.65	0.70	—	—	10.70	7.00	8,936	58	0.68		0.68		1.82

Class I
12/31/18		10.69	0.25	(1.29)	(1.04)	—	—	9.65	(9.73)	1,232	100	0.32		0.37		2.36
12/31/17	*	10.00	0.05	0.64	0.69	—	—	10.69	6.90	12	58	0.38		0.42		1.92

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)(c)
JNL/Mellon Capital Small Cap Index Fund(h)
Class A
12/31/18		19.71	0.18	(1.70)	(1.52)	(0.18)		(2.04)	15.97	(8.92)	1,948,239	34		0.56	0.56	0.88
12/31/17		18.40	0.17	2.11	2.28	(0.16)		(0.81)	19.71	12.83	2,097,611	22		0.56	0.56	0.91
12/31/16		14.70	0.16	3.63	3.79	(0.08)		(0.01)	18.40	25.87	2,319,235	22		0.57	0.57	1.01
12/31/15		17.46	0.19	(0.98)	(0.79)	(0.11)		(1.86)	14.70	(4.56)	1,733,948	81		0.56	0.56	1.06
12/31/14		16.85	0.17	0.61	0.78	(0.17)		—	17.46	4.65	1,895,881	18		0.55	0.55	1.03

Class I
12/31/18		20.06	0.24	(1.73)	(1.49)	(0.23)		(2.04)	16.30	(8.66)	210,564	34		0.26	0.26	1.17
12/31/17	‡	18.70	0.29	2.07	2.36	(0.19)		(0.81)	20.06	13.08	257,901	22		0.27	0.27	1.49
12/31/16		14.92	0.19	3.69	3.88	(0.09)		(0.01)	18.70	26.13	1,690	22		0.37	0.37	1.21
12/31/15		17.68	0.23	(1.00)	(0.77)	(0.13)		(1.86)	14.92	(4.39)	1,283	81		0.36	0.36	1.26
12/31/14		17.06	0.21	0.62	0.83	(0.21)		—	17.68	4.85	21,920	18		0.35	0.35	1.24

JNL/Mellon Capital International Index Fund(h)
Class A
12/31/18		15.59	0.38	(2.49)	(2.11)	(0.51)		(1.02)	11.95	(13.91)	1,356,826	2		0.63	0.63	2.57
12/31/17		12.82	0.34	2.85	3.19	(0.42)		—	15.59	25.03	1,703,844	10		0.63	0.63	2.39
12/31/16		12.75	0.34	(0.24)	0.10	(0.03)		—	12.82	0.80	2,257,948	7		0.63	0.63	2.69
12/31/15		13.19	0.34	(0.49)	(0.15)	(0.29)		—	12.75	(1.09)	2,322,277	6		0.62	0.62	2.46
12/31/14		14.51	0.46	(1.34)	(0.88)	(0.44)		—	13.19	(6.08)	2,190,126	6		0.62	0.62	3.15

Class I
12/31/18		16.21	0.45	(2.61)	(2.16)	(0.55)		(1.02)	12.48	(13.66)	223,912	2		0.33	0.33	2.90
12/31/17	‡	13.30	0.27	3.10	3.37	(0.46)		—	16.21	25.45	397,977	10		0.34	0.34	1.68
12/31/16		13.21	0.37	(0.25)	0.12	(0.03)		—	13.30	0.94	1,515	7		0.43	0.43	2.89
12/31/15		13.67	0.43	(0.57)	(0.14)	(0.32)		—	13.21	(1.00)	1,545	6		0.42	0.42	3.02
12/31/14		15.01	0.49	(1.36)	(0.87)	(0.47)		—	13.67	(5.82)	35,282	6		0.42	0.42	3.29

JNL/Mellon Capital MSCI KLD 400 Social Index Fund(h)
Class A
12/31/18		11.06	0.13	(0.61)	(0.48)	—		(0.03)	10.55	(4.30)	28,508	15		0.75	0.75	1.12
12/31/17	*	10.00	0.09	1.21	1.30	(0.05)		(0.19)	11.06	12.99	15,812	65		0.76	0.76	1.19

Class I
12/31/18		11.05	0.17	(0.63)	(0.46)	—		(0.03)	10.56	(4.12)	144	15		0.40	0.45	1.53
12/31/17	*‡‡	10.60	0.03	0.67	0.70	(0.06)		(0.19)	11.05	6.60	1	65		0.71	0.71	1.16

JNL/Mellon Capital Bond Index Fund(h)
Class A
12/31/18		11.75	0.25	(0.32)	(0.07)	(0.25)		—	11.43	(0.57)	850,576	83	(o)	0.57	0.57	2.21
12/31/17		11.63	0.22	0.13	0.35	(0.23)		—	11.75	3.02	892,847	46	(o)	0.57	0.57	1.88
12/31/16		11.50	0.21	0.01	0.22	(0.09)		—	11.63	1.92	1,136,243	77	(o)	0.57	0.57	1.78
12/31/15		11.78	0.22	(0.24)	(0.02)	(0.23)		(0.03)	11.50	(0.12)	1,050,126	80	(o)	0.58	0.58	1.85
12/31/14		11.62	0.24	0.41	0.65	(0.37)		(0.12)	11.78	5.61	892,848	78	(o)	0.57	0.57	1.97

Class I
12/31/18		12.17	0.30	(0.34)	(0.04)	(0.28)		—	11.85	(0.28)	231,758	83	(o)	0.27	0.27	2.51
12/31/17	‡	12.03	0.27	0.12	0.39	(0.25)		—	12.17	3.28	307,567	46	(o)	0.28	0.28	2.24
12/31/16		11.88	0.24	0.01	0.25	(0.10)		—	12.03	2.10	1,407	77	(o)	0.37	0.37	1.98
12/31/15		12.15	0.25	(0.24)	0.01	(0.25)		(0.03)	11.88	0.15	1,369	80	(o)	0.38	0.38	2.06
12/31/14		11.99	0.27	0.42	0.69	(0.41)		(0.12)	12.15	5.75	5,477	78	(o)	0.37	0.37	2.18

JNL/Mellon Capital Utilities Sector Fund(h)
Class A
12/31/18		13.18	0.37	0.14	0.51	(0.27)		(0.14)	13.28	3.79	169,690	42		0.69	0.69	2.77
12/31/17		12.41	0.35	1.10	1.45	(0.33)		(0.35)	13.18	11.62	81,487	11		0.69	0.69	2.63
12/31/16		10.99	0.34	1.50	1.84	(0.23)		(0.19)	12.41	16.81	76,323	25		0.69	0.69	2.75
12/31/15		11.85	0.33	(0.98)	(0.65)	(0.15)		(0.06)	10.99	(5.41)	43,462	34		0.70	0.70	2.92
12/31/14		9.39	0.31	2.15	2.46	(0.00)	(n)	—	11.85	26.20	46,617	14		0.71	0.71	2.87

Class I
12/31/18		13.20	0.43	0.11	0.54	(0.29)		(0.14)	13.31	4.03	1,021	42		0.34	0.39	3.15
12/31/17	‡‡	13.18	0.14	(0.12)	0.02	—		—	13.20	0.15	22	11		0.35	0.40	3.69

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/MFS Mid Cap Value Fund(h)
Class A
12/31/18		12.13	0.14	(1.51)	(1.37)	(0.05)	(0.64)	10.07	(11.68)	1,027,972	40		0.96		0.96		1.15
12/31/17		10.87	0.09	1.32	1.41	(0.15)	—	12.13	13.02	857,083	129		0.97	(l)	0.99	(l)	0.76
12/31/16		9.57	0.08	1.22	1.30	—	—	10.87	13.58	910,162	135		1.00		1.01		0.82
12/31/15		11.65	0.07	(1.12)	(1.05)	(0.07)	(0.96)	9.57	(8.96)	1,107,234	96		0.99		1.01		0.62
12/31/14		12.05	0.08	1.52	1.60	(0.10)	(1.90)	11.65	13.13	1,259,794	102		0.99		1.01		0.65

Class I
12/31/18		12.20	0.18	(1.53)	(1.35)	(0.07)	(0.64)	10.14	(11.46)	173,400	40		0.66		0.66		1.50
12/31/17	‡	10.93	0.13	1.32	1.45	(0.18)	—	12.20	13.33	97,911	129		0.70	(l)	0.71	(l)	1.14
12/31/16		9.61	0.10	1.22	1.32	—	—	10.93	13.74	11,032	135		0.80		0.81		1.02
12/31/15		11.69	0.09	(1.12)	(1.03)	(0.09)	(0.96)	9.61	(8.71)	10,624	96		0.79		0.81		0.79
12/31/14		12.09	0.11	1.52	1.63	(0.13)	(1.90)	11.69	13.33	24,471	102		0.79		0.81		0.86

JNL/Morningstar Wide Moat Index Fund
Class A
12/31/18	*	10.00	0.07	(0.79)	(0.72)	—	—	9.28	(7.20)	86,073	40		0.77		0.77		1.91

Class I
12/31/18	*	10.00	0.09	(0.80)	(0.71)	—	—	9.29	(7.10)	392,677	40		0.47		0.47		2.37

JNL Multi-Manager Alternative Fund(h)
Class A
12/31/18		10.19	0.06	(0.45)	(0.39)	—	—	9.80	(3.83)	14,981	181		1.98	(i)	1.98	(i)	0.61
12/31/17		9.63	0.01	0.60	0.61	(0.05)	—	10.19	6.39	13,079	240	(o)	2.05	(i)(l)	2.21	(i)(l)	0.14
12/31/16		9.57	0.01	0.14	0.15	(0.03)	(0.06)	9.63	1.60	802,534	278		2.07	(i)	2.49	(i)	0.12
12/31/15	*	10.00	0.00	(0.43)	(0.43)	—	—	9.57	(4.30)	707,434	178		2.10	(i)	2.51	(i)	0.07

Class I
12/31/18		10.20	0.09	(0.45)	(0.36)	(0.02)	—	9.82	(3.55)	1,064,593	181		1.68	(i)	1.68	(i)	0.91
12/31/17	‡‡	10.09	0.02	0.09	0.11	—	—	10.20	1.09	1,026,572	240	(o)	1.64	(i)(l)	1.64	(i)(l)	0.59

JNL Multi-Manager International Small Cap Fund
Class A
12/31/18	*	10.00	0.02	(1.94)	(1.92)	—	—	8.08	(19.20)	462	24		1.22		1.22		0.64

Class I
12/31/18	*	10.00	0.03	(1.94)	(1.91)	—	—	8.09	(19.10)	251,462	24		0.92		0.92		0.97

JNL Multi-Manager Mid Cap Fund(h)
Class A
12/31/18		12.34	0.03	(0.69)	(0.66)	—	(0.66)	11.02	(5.70)	108,870	39		1.09		1.09		0.27
12/31/17		10.67	0.03	1.68	1.71	(0.01)	(0.03)	12.34	16.04	60,188	38		1.08		1.08		0.27
12/31/16	*	10.00	0.01	0.66	0.67	—	—	10.67	6.70	807,473	13		1.09		1.09		0.23

Class I
12/31/18		12.36	0.07	(0.70)	(0.63)	(0.04)	(0.66)	11.03	(5.45)	795,203	39		0.79		0.79		0.53
12/31/17	‡‡	11.62	0.02	0.72	0.74	—	—	12.36	6.37	905,025	38		0.82		0.82		0.47

JNL Multi-Manager Small Cap Growth Fund(h)
Class A
12/31/18		25.88	(0.10)	(0.26)	(0.36)	—	(1.95)	23.57	(2.05)	1,411,021	92		0.97		0.97		(0.37)
12/31/17		20.34	(0.09)	5.63	5.54	—	—	25.88	27.24	1,276,476	99		0.97		0.97		(0.38)
12/31/16		22.26	(0.04)	1.15	1.11	—	(3.03)	20.34	5.75	1,293,050	119		0.98		0.98		(0.18)
12/31/15		27.27	(0.13)	(1.06)	(1.19)	—	(3.82)	22.26	(4.68)	1,260,834	137		0.98		0.98		(0.49)
12/31/14		29.09	(0.08)	0.85	0.77	—	(2.59)	27.27	2.80	1,361,883	46		0.97		0.97		(0.27)

Class I
12/31/18		27.07	(0.02)	(0.29)	(0.31)	—	(1.95)	24.81	(1.77)	412,281	92		0.67		0.67		(0.07)
12/31/17	‡	21.23	(0.04)	5.88	5.84	—	—	27.07	27.51	430,734	99		0.70		0.70		(0.15)
12/31/16		23.06	0.00	1.20	1.20	—	(3.03)	21.23	5.95	867	119		0.78		0.78		0.02
12/31/15		28.05	(0.08)	(1.09)	(1.17)	—	(3.82)	23.06	(4.47)	894	137		0.78		0.78		(0.28)
12/31/14		29.78	(0.02)	0.88	0.86	—	(2.59)	28.05	3.04	1,188	46		0.77		0.77		(0.07)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL Multi-Manager Small Cap Value Fund(h)
Class A
12/31/18		15.33	0.07	(2.15)	(2.08)	(0.05)	(1.84)	11.36	(14.77)	585,098	74		1.07		1.07		0.46
12/31/17		14.56	0.06	1.50	1.56	(0.09)	(0.70)	15.33	11.06	695,070	79		1.07		1.07		0.38
12/31/16		12.86	0.09	2.80	2.89	(0.09)	(1.10)	14.56	23.78	1,231,425	84		1.08		1.08		0.65
12/31/15		15.19	0.09	(1.49)	(1.40)	(0.05)	(0.88)	12.86	(9.44)	1,020,575	138		1.08		1.08		0.61
12/31/14		16.61	0.06	(0.04)	0.02	(0.06)	(1.38)	15.19	0.15	1,147,989	20		1.08		1.08		0.34

Class I
12/31/18		15.35	0.12	(2.16)	(2.04)	(0.10)	(1.84)	11.37	(14.53)	495,228	74		0.77		0.77		0.78
12/31/17	‡	14.58	0.16	1.43	1.59	(0.12)	(0.70)	15.35	11.26	535,602	79		0.81		0.81		1.04
12/31/16		12.86	0.11	2.81	2.92	(0.10)	(1.10)	14.58	24.02	521	84		0.88		0.88		0.84
12/31/15		15.19	0.12	(1.49)	(1.37)	(0.08)	(0.88)	12.86	(9.26)	417	138		0.88		0.88		0.82
12/31/14		16.60	0.09	(0.03)	0.06	(0.09)	(1.38)	15.19	0.36	511	20		0.88		0.88		0.52

JNL/Neuberger Berman Strategic Income Fund(h)
Class A
12/31/18		11.08	0.35	(0.63)	(0.28)	(0.22)	—	10.58	(2.54)	617,989	96	(o)	0.94		0.94		3.20
12/31/17		10.68	0.30	0.42	0.72	(0.32)	—	11.08	6.77	680,039	107	(o)	0.94		0.94		2.71
12/31/16		10.45	0.31	0.30	0.61	(0.34)	(0.04)	10.68	5.81	590,043	103	(o)	0.94		0.94		2.90
12/31/15		10.89	0.32	(0.44)	(0.12)	(0.15)	(0.17)	10.45	(1.14)	761,507	80	(o)	0.94		0.94		2.92
12/31/14		10.50	0.29	0.22	0.51	(0.08)	(0.04)	10.89	4.90	667,837	107	(o)	0.95		0.95		2.68

Class I
12/31/18		11.15	0.40	(0.63)	(0.23)	(0.25)	—	10.67	(2.12)	65,642	96	(o)	0.64		0.64		3.63
12/31/17	‡	10.74	0.35	0.40	0.75	(0.34)	—	11.15	7.03	25,034	107	(o)	0.66		0.66		3.16
12/31/16		10.52	0.34	0.29	0.63	(0.37)	(0.04)	10.74	5.93	19	103	(o)	0.74		0.74		3.14
12/31/15		10.94	0.34	(0.42)	(0.08)	(0.17)	(0.17)	10.52	(0.81)	36	80	(o)	0.74		0.74		3.09
12/31/14		10.53	0.31	0.23	0.54	(0.09)	(0.04)	10.94	5.14	145	107	(o)	0.75		0.75		2.88

JNL/Oppenheimer Emerging Markets Innovator Fund(h)
Class A
12/31/18		11.93	0.02	(2.71)	(2.69)	—	(0.33)	8.91	(22.44)	35,104	34		1.45		1.45		0.14
12/31/17		8.45	0.03	3.46	3.49	(0.01)	—	11.93	41.28	38,336	41		1.44		1.44		0.26
12/31/16		8.49	0.02	(0.06)	(0.04)	—	—	8.45	(0.47)	292,781	23		1.47		1.47		0.25
12/31/15	*	10.00	0.01	(1.52)	(1.51)	—	—	8.49	(15.10)	129,094	39		1.46		1.46		0.08

Class I
12/31/18		11.95	0.04	(2.71)	(2.67)	(0.04)	(0.33)	8.91	(22.25)	433,155	34		1.15		1.15		0.38
12/31/17	‡‡	11.23	(0.01)	0.73	0.72	—	—	11.95	6.41	458,578	41		1.19		1.19		(0.19)

JNL/Oppenheimer Global Growth Fund(h)
Class A
12/31/18		18.57	0.14	(2.57)	(2.43)	(0.12)	(0.41)	15.61	(13.21)	1,565,610	19		0.95		0.95		0.74
12/31/17		13.74	0.08	4.88	4.96	(0.13)	—	18.57	36.15	1,964,715	14		0.95	(l)	0.96	(l)	0.52
12/31/16		14.23	0.12	(0.11)	0.01	(0.08)	(0.42)	13.74	0.10	1,809,162	19		0.96		0.97		0.86
12/31/15		14.19	0.11	0.43	0.54	(0.12)	(0.38)	14.23	3.80	1,532,163	17		0.97		0.97		0.75
12/31/14		14.26	0.16	0.12	0.28	(0.08)	(0.27)	14.19	1.91	1,233,220	20		0.99		0.99		1.11

Class I
12/31/18		18.89	0.20	(2.62)	(2.42)	(0.17)	(0.41)	15.89	(12.97)	624,314	19		0.65		0.65		1.04
12/31/17	‡	13.97	0.07	5.00	5.07	(0.15)	—	18.89	36.39	651,989	14		0.68	(l)	0.68	(l)	0.36
12/31/16		14.44	0.14	(0.09)	0.05	(0.10)	(0.42)	13.97	0.40	1,456	19		0.76		0.77		1.04
12/31/15		14.39	0.15	0.43	0.58	(0.15)	(0.38)	14.44	3.97	1,018	17		0.77		0.77		0.97
12/31/14		14.45	0.19	0.12	0.31	(0.10)	(0.27)	14.39	2.08	1,019	20		0.79		0.79		1.30

JNL/PIMCO Income Fund
Class A
12/31/18		10.07	0.27	(0.28)	(0.01)	(0.04)	—	10.02	(0.11)	388,700	207		0.97	(i)	0.97	(i)	2.70
12/31/17	*	10.00	0.06	0.01	0.07	—	—	10.07	0.70	132,772	60		0.98	(i)	0.98	(i)	2.15

Class I
12/31/18		10.08	0.30	(0.28)	0.02	(0.04)	—	10.06	0.20	670,255	207		0.67	(i)	0.67	(i)	2.98
12/31/17	*	10.00	0.06	0.02	0.08	—	—	10.08	0.80	504,472	60		0.68	(i)	0.68	(i)	2.39

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from							Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b) (c)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)		Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/PIMCO Real Return Fund(h)
Class A
12/31/18		9.95		0.18		(0.40)		(0.22)		(0.07)		—		9.66		(2.23)	1,045,541	258	1.58	(i)	1.58	(i)	1.85
12/31/17		9.65		0.17		0.13		0.30		—		—		9.95		3.11	1,195,715	162	1.16	(i)(l)	1.17	(i)(l)	1.71
12/31/16		9.74		0.17		0.35		0.52		(0.61)	(p)	—		9.65		5.17	1,750,231	118	1.05	(i)	1.05	(i)	1.70
12/31/15		10.46		0.05		(0.37)		(0.32)		(0.40)		—		9.74		(3.10)	1,571,160	29	0.94	(i)	0.94	(i)	0.47
12/31/14		10.20		0.15		0.19		0.34		(0.08)		—		10.46		3.29	1,950,838	34	0.86	(i)	0.86	(i)	1.37

Class I
12/31/18		10.06		0.21		(0.41)		(0.20)		(0.10)		—		9.76		(1.95)	709,718	258	1.28	(i)	1.28	(i)	2.15
12/31/17	‡	9.75		0.25		0.06		0.31		—		—		10.06		3.18	863,416	162	0.90	(i)(l)	0.90	(i)(l)	2.46
12/31/16		9.82		0.20		0.36		0.56		(0.63)	(p)	—		9.75		5.56	744	118	0.85	(i)	0.85	(i)	1.92
12/31/15		10.56		0.08		(0.40)		(0.32)		(0.42)		—		9.82		(3.03)	693	29	0.74	(i)	0.74	(i)	0.80
12/31/14		10.30		0.17		0.19		0.36		(0.10)		—		10.56		3.52	757	34	0.66	(i)	0.66	(i)	1.61

JNL/PPM America Floating Rate Income Fund(h)
Class A
12/31/18		10.54		0.44		(0.54)		(0.10)		(0.33)		—		10.11		(1.02)	1,601,915	68	0.93		0.93		4.12
12/31/17		10.58		0.37		(0.06)		0.31		(0.35)		—		10.54		2.92	1,457,373	63	0.96	(l)	0.96	(l)	3.48
12/31/16		10.11		0.39		0.55		0.94		(0.47)		—		10.58		9.42	1,410,038	50	0.99		0.99		3.73
12/31/15		10.65		0.39		(0.52)		(0.13)		(0.41)		—		10.11		(1.28)	1,512,553	37	0.98		0.98		3.60
12/31/14		10.91		0.38		(0.36)		0.02		(0.26)		(0.02)		10.65		0.12	1,611,668	97	0.98		0.98		3.44

Class I
12/31/18		10.55		0.47		(0.54)		(0.07)		(0.36)		—		10.12		(0.82)	29,676	68	0.63		0.63		4.39
12/31/17	‡‡	10.45		0.11		(0.01)		0.10		—		—		10.55		0.96	33,712	63	0.63	(l)	0.63	(l)	3.78

JNL/PPM America High Yield Bond Fund(h)
Class A
12/31/18		13.64		0.73		(1.42)		(0.69)		(0.82)		—		12.13		(5.30)	1,434,059	52	0.74		0.74		5.42
12/31/17		13.46		0.72		0.28		1.00		(0.82)		—		13.64		7.49	1,763,229	73	0.74		0.74		5.24
12/31/16		11.51	(k)	0.73	(k)	1.24	(k)	1.97	(k)	(0.02)		—		13.46		17.23	2,361,300	96	0.74		0.74		5.90
12/31/15		13.31	(k)	0.80	(k)	(1.74)	(k)	(0.94)	(k)	(0.83)	(k)	(0.03)	(k)	11.51	(k)	(7.05)	2,360,906	76	0.74		0.74		5.98
12/31/14		14.37	(k)	0.83	(k)	(0.81)	(k)	0.02	(k)	(0.86)	(k)	(0.22)	(k)	13.31	(k)	0.13	2,729,886	64	0.74		0.74		5.58

Class I
12/31/18		15.84		0.89		(1.66)		(0.77)		(0.86)		—		14.21		(5.06)	507,235	52	0.44		0.44		5.73
12/31/17	‡	15.49		0.92		0.27		1.19		(0.84)		—		15.84		7.79	574,946	73	0.46		0.46		5.84
12/31/16		13.22	(k)	0.87	(k)	1.42	(k)	2.29	(k)	(0.02)		—		15.49		17.34	12,207	96	0.54		0.54		6.08
12/31/15		15.15	(k)	0.94	(k)	(1.98)	(k)	(1.04)	(k)	(0.86)	(k)	(0.03)	(k)	13.22	(k)	(6.92)	10,275	76	0.54		0.54		6.18
12/31/14		16.21	(k)	0.97	(k)	(0.92)	(k)	0.05	(k)	(0.89)	(k)	(0.22)	(k)	15.15	(k)	0.44	11,965	64	0.54		0.54		5.78

JNL/PPM America Mid Cap Value Fund(h)
Class A
12/31/18		15.76		0.16		(3.14)		(2.98)		(0.14)		(1.43)		11.21		(20.10)	476,980	29	0.97		0.97		1.08
12/31/17		14.63		0.12		1.64		1.76		(0.10)		(0.53)		15.76		12.37	649,167	35	0.96	(l)	1.02	(l)	0.81
12/31/16		12.40		0.12		3.14		3.26		(0.08)		(0.96)		14.63		27.41	744,881	37	0.98		1.05		0.88
12/31/15		15.54		0.13		(1.28)		(1.15)		(0.11)		(1.88)		12.40		(8.06)	343,812	46	1.00		1.06		0.84
12/31/14		14.93		0.11		1.44		1.55		(0.08)		(0.86)		15.54		10.45	391,525	47	1.04		1.06		0.72

Class I
12/31/18		15.88		0.21		(3.17)		(2.96)		(0.18)		(1.43)		11.31		(19.84)	40,753	29	0.67		0.67		1.39
12/31/17	‡	14.72		0.21		1.60		1.81		(0.12)		(0.53)		15.88		12.66	49,476	35	0.68	(l)	0.69	(l)	1.37
12/31/16		12.46		0.15		3.16		3.31		(0.09)		(0.96)		14.72		27.69	128	37	0.78		0.85		1.10
12/31/15		15.61		0.16		(1.29)		(1.13)		(0.14)		(1.88)		12.46		(7.92)	66	46	0.80		0.86		1.02
12/31/14		14.98		0.14		1.45		1.59		(0.10)		(0.86)		15.61		10.69	268	47	0.84		0.86		0.90

JNL/PPM America Small Cap Value Fund(h)
Class A
12/31/18		15.18		0.08		(2.87)		(2.79)		(0.10)		(1.90)		10.39		(20.17)	553,958	35	0.95		0.95		0.56
12/31/17		13.10		0.09		2.14		2.23		(0.05)		(0.10)		15.18		17.17	885,900	56	0.95	(l)	1.01	(l)	0.62
12/31/16		10.12		0.06		3.02		3.08		(0.01)		(0.09)		13.10		30.55	778,686	44	0.98		1.05		0.56
12/31/15		11.26		0.07		(0.46)		(0.39)		(0.06)		(0.69)		10.12		(3.49)	381,841	54	1.00		1.05		0.57
12/31/14		12.51		0.05		0.68		0.73		(0.03)		(1.95)		11.26		5.85	211,532	69	1.05		1.06		0.39

Class I
12/31/18		15.59		0.13		(2.96)		(2.83)		(0.14)		(1.90)		10.72		(19.94)	19,219	35	0.65		0.65		0.87
12/31/17	‡	13.44		0.15		2.17		2.32		(0.07)		(0.10)		15.59		17.40	23,024	56	0.66	(l)	0.66	(l)	0.97
12/31/16		10.36		0.09		3.09		3.18		(0.01)		(0.09)		13.44		30.83	141	44	0.78		0.85		0.78
12/31/15		11.31		0.08		(0.26)		(0.18)		(0.08)		(0.69)		10.36		(1.48)	33	54	0.80		0.85		0.68
12/31/14		12.54		0.07		0.70		0.77		(0.05)		(1.95)		11.31		6.14	14,348	69	0.85		0.86		0.58

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)(c)
JNL/PPM America Total Return Fund†(h)
Class A
12/31/18		11.95	0.32	(0.47)	(0.15)	(0.27)	—		11.53	(1.23)	332,524	65	(o)	0.80		0.80	2.72
12/31/17		11.72	0.28	0.22	0.50	(0.27)	—		11.95	4.27	323,218	69	(o)	0.79		0.79	2.31
12/31/16		11.43	0.30	0.36	0.66	(0.37)	—		11.72	5.68	1,134,787	100	(o)	0.80		0.80	2.56
12/31/15		11.85	0.34	(0.47)	(0.13)	(0.28)	(0.01)		11.43	(1.11)	1,044,307	88	(o)	0.79	(q)	0.79 (q)	2.84
12/31/14		11.36	0.34	0.35	0.69	(0.20)	(0.00)	(n)	11.85	6.06	1,094,721	94	(o)	0.81		0.81	2.86

Class I
12/31/18		11.96	0.35	(0.47)	(0.12)	(0.34)	—		11.50	(0.97)	787,240	65	(o)	0.50		0.50	3.01
12/31/17	‡‡	11.87	0.09	0.00	0.09	—	—		11.96	0.76	940,410	69	(o)	0.51		0.51	2.67

JNL/PPM America Value Equity Fund(h)
Class A
12/31/18		23.85	0.40	(3.73)	(3.33)	(0.39)	—		20.13	(14.12)	179,070	24		0.86		0.86	1.70
12/31/17		21.03	0.33	2.79	3.12	(0.30)	—		23.85	14.97	232,798	30		0.85		0.85	1.52
12/31/16		17.63	0.33	3.44	3.77	(0.37)	—		21.03	21.62	219,160	30		0.85		0.85	1.77
12/31/15		19.31	0.32	(2.00)	(1.68)	—	—		17.63	(8.70)	162,482	26		0.86		0.86	1.72
12/31/14		17.97	0.28	1.98	2.26	(0.92)	—		19.31	12.50	212,739	33		0.85		0.85	1.47

Class I
12/31/18		24.01	0.49	(3.77)	(3.28)	(0.45)	—		20.28	(13.85)	377	24		0.56		0.56	2.08
12/31/17	‡	21.16	0.39	2.80	3.19	(0.34)	—		24.01	15.20	104	30		0.63		0.63	1.75
12/31/16		17.74	0.37	3.46	3.83	(0.41)	—		21.16	21.87	92	30		0.65		0.65	1.98
12/31/15		19.38	0.36	(2.00)	(1.64)	—	—		17.74	(8.46)	72	26		0.66		0.66	1.91
12/31/14		18.05	0.32	1.99	2.31	(0.98)	—		19.38	12.74	991	33		0.65		0.65	1.69

JNL/S&P Competitive Advantage Fund(h)
Class A
12/31/18		16.86	0.21	(0.59)	(0.38)	(0.16)	(0.83)		15.49	(2.69)	903,561	43		0.66		0.66	1.17
12/31/17		14.40	0.15	2.64	2.79	(0.21)	(0.12)		16.86	19.67	1,075,807	37		0.66		0.66	1.04
12/31/16		15.35	0.20	0.57	0.77	(0.16)	(1.57)		14.40	5.70	2,896,060	57		0.66		0.66	1.36
12/31/15		16.89	0.17	0.09	0.26	(0.13)	(1.67)		15.35	1.19	2,697,114	81		0.66		0.66	0.98
12/31/14		16.82	0.15	1.54	1.69	(0.05)	(1.57)		16.89	10.06	2,800,241	54		0.66		0.66	0.90

Class I
12/31/18		16.97	0.26	(0.58)	(0.32)	(0.25)	(0.83)		15.57	(2.36)	1,489,833	43		0.36		0.36	1.47
12/31/17	‡	14.49	0.21	2.63	2.84	(0.24)	(0.12)		16.97	19.92	1,820,298	37		0.38		0.38	1.36
12/31/16		15.44	0.24	0.56	0.80	(0.19)	(1.57)		14.49	5.88	405	57		0.46		0.46	1.56
12/31/15		16.97	0.21	0.08	0.29	(0.15)	(1.67)		15.44	1.40	431	81		0.46		0.46	1.18
12/31/14		16.87	0.19	1.54	1.73	(0.06)	(1.57)		16.97	10.30	542	54		0.46		0.46	1.11

JNL/S&P Dividend Income & Growth Fund(h)
Class A
12/31/18		15.99	0.52	(1.25)	(0.73)	(0.49)	(1.38)		13.39	(5.31)	3,029,450	48		0.65		0.65	3.33
12/31/17		15.61	0.48	1.30	1.78	(0.45)	(0.95)		15.99	11.97	3,671,699	39		0.65		0.65	3.03
12/31/16		14.09	0.47	1.99	2.46	(0.36)	(0.58)		15.61	17.73	5,805,527	51		0.65		0.65	3.02
12/31/15		15.27	0.43	(0.33)	0.10	(0.38)	(0.90)		14.09	0.69	3,958,646	69		0.66		0.66	2.84
12/31/14		14.24	0.42	1.53	1.95	(0.20)	(0.72)		15.27	13.70	4,277,523	36		0.66		0.66	2.76

Class I
12/31/18		16.21	0.58	(1.28)	(0.70)	(0.54)	(1.38)		13.59	(5.04)	1,489,479	48		0.35		0.35	3.62
12/31/17	‡	15.80	0.57	1.27	1.84	(0.48)	(0.95)		16.21	12.22	1,795,810	39		0.36		0.36	3.65
12/31/16		14.25	0.50	2.02	2.52	(0.38)	(0.58)		15.80	17.93	1,739	51		0.45		0.45	3.22
12/31/15		15.42	0.46	(0.32)	0.14	(0.41)	(0.90)		14.25	0.93	1,155	69		0.46		0.46	3.03
12/31/14		14.36	0.45	1.54	1.99	(0.21)	(0.72)		15.42	13.89	1,183	36		0.46		0.46	2.96

JNL/S&P International 5 Fund(h)
Class A
12/31/18		11.53	0.35	(2.11)	(1.76)	(0.61)	—		9.16	(15.48)	44,187	72		0.78		0.78	3.17
12/31/17		9.56	0.27	2.84	3.11	(1.14)	—		11.53	33.09	47,468	135		0.81		0.81	2.55
12/31/16		9.19	0.29	0.46	0.75	(0.38)	—		9.56	8.28	112,237	73		0.80		0.80	3.13
12/31/15		9.46	0.27	(0.47)	(0.20)	(0.07)	—		9.19	(2.15)	122,919	79		0.80		0.80	2.79
12/31/14	*	10.00	0.08	(0.62)	(0.54)	—	—		9.46	(5.40)	123,501	0		0.80		0.80	2.77

Class I
12/31/18		11.53	0.34	(2.06)	(1.72)	(0.64)	—		9.17	(15.10)	723	72		0.43		0.48	3.26
12/31/17	‡‡	10.98	0.04	0.51	0.55	—	—		11.53	5.01	1	135		0.72		0.72	1.32

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)(c)
JNL/S&P Intrinsic Value Fund(h)
Class A
12/31/18		14.65	0.32	(1.09)	(0.77)	(0.24)	(0.49)	13.15	(5.82)	722,375	64		0.66	0.66	2.12
12/31/17		12.65	0.25	2.11	2.36	(0.36)	—	14.65	18.92	833,692	57		0.66	0.66	1.89
12/31/16		12.34	0.32	0.32	0.64	(0.33)	—	12.65	5.27	2,642,746	53		0.66	0.66	2.55
12/31/15		16.55	0.40	(2.63)	(2.23)	(0.17)	(1.81)	12.34	(13.84)	2,547,388	85		0.66	0.66	2.51
12/31/14		15.59	0.24	2.57	2.81	(0.12)	(1.73)	16.55	18.04	2,636,223	71		0.67	0.67	1.48

Class I
12/31/18		14.93	0.37	(1.11)	(0.74)	(0.32)	(0.49)	13.38	(5.53)	1,461,397	64		0.36	0.36	2.41
12/31/17	‡	12.89	0.30	2.12	2.42	(0.38)	—	14.93	19.12	1,816,661	57		0.38	0.38	2.18
12/31/16		12.57	0.35	0.33	0.68	(0.36)	—	12.89	5.47	484	53		0.46	0.46	2.75
12/31/15		16.80	0.41	(2.64)	(2.23)	(0.19)	(1.81)	12.57	(13.62)	540	85		0.46	0.46	2.54
12/31/14		15.79	0.28	2.60	2.88	(0.14)	(1.73)	16.80	18.23	778	71		0.47	0.47	1.67

JNL/S&P Mid 3 Fund(h)
Class A
12/31/18		12.82	0.18	(2.11)	(1.93)	(0.21)	—	10.68	(15.23)	212,674	135		0.73	0.73	1.41
12/31/17		11.67	0.16	1.21	1.37	(0.22)	—	12.82	12.00	312,267	135		0.79	0.79	1.34
12/31/16		10.05	0.14	1.64	1.78	(0.16)	—	11.67	17.90	295,336	159		0.80	0.80	1.37
12/31/15		11.41	0.09	(1.30)	(1.21)	(0.01)	(0.14)	10.05	(10.61)	422,825	181		0.80	0.80	0.84
12/31/14	*	10.00	0.07	1.34	1.41	—	—	11.41	14.10	164,875	100		0.80	0.80	0.90

Class I
12/31/18		12.84	0.26	(2.16)	(1.90)	(0.24)	—	10.70	(14.96)	370	135		0.38	0.43	2.09
12/31/17	‡	11.69	0.19	1.21	1.40	(0.25)	—	12.84	12.26	22	135		0.54	0.55	1.62
12/31/16		10.08	0.17	1.64	1.81	(0.20)	—	11.69	18.17	13	159		0.60	0.60	1.59
12/31/15		11.43	0.11	(1.30)	(1.19)	(0.02)	(0.14)	10.08	(10.48)	11	181		0.60	0.60	0.95
12/31/14	*	10.00	0.07	1.36	1.43	—	—	11.43	14.30	116	100		0.60	0.60	1.03

JNL/S&P Total Yield Fund(h)
Class A
12/31/18		14.08	0.27	(1.75)	(1.48)	(0.18)	(0.72)	11.70	(11.15)	403,175	83		0.66	0.66	1.92
12/31/17		13.30	0.27	1.15	1.42	(0.29)	(0.35)	14.08	11.02	530,713	67		0.66	0.66	1.98
12/31/16		12.03	0.27	1.24	1.51	(0.24)	—	13.30	12.62	2,376,595	65		0.67	0.67	2.14
12/31/15		15.07	0.30	(1.46)	(1.16)	(0.20)	(1.68)	12.03	(7.72)	2,094,742	86		0.67	0.67	2.04
12/31/14		14.98	0.33	2.04	2.37	(0.13)	(2.15)	15.07	15.89	1,917,060	117		0.67	0.67	2.05

Class I
12/31/18		14.23	0.32	(1.78)	(1.46)	(0.29)	(0.72)	11.76	(10.93)	1,459,981	83		0.36	0.36	2.23
12/31/17	‡	13.42	0.27	1.21	1.48	(0.32)	(0.35)	14.23	11.37	1,786,035	67		0.38	0.38	1.97
12/31/16		12.14	0.30	1.24	1.54	(0.26)	—	13.42	12.79	318	65		0.47	0.47	2.35
12/31/15		15.17	0.30	(1.43)	(1.13)	(0.22)	(1.68)	12.14	(7.48)	296	86		0.47	0.47	2.04
12/31/14		15.06	0.35	2.06	2.41	(0.15)	(2.15)	15.17	16.03	521	117		0.47	0.47	2.21

JNL/Scout Unconstrained Bond Fund(h)
Class A
12/31/18		9.95	0.16	(0.18)	(0.02)	—	(0.20)	9.73	(0.19)	44,696	109	(o)	1.00	1.00	1.66
12/31/17		9.93	0.05	0.12	0.17	(0.08)	(0.07)	9.95	1.68	50,603	311		0.99	0.99	0.52
12/31/16		9.57	0.06	0.37	0.43	(0.07)	—	9.93	4.53	1,197,902	669		1.00	1.00	0.58
12/31/15		9.62	0.06	(0.11)	(0.05)	—	—	9.57	(0.52)	946,774	444		1.00	1.00	0.58
12/31/14	*	10.00	(0.02)	(0.36)	(0.38)	—	—	9.62	(3.80)	696,028	36		1.00	1.00	(0.32)

Class I
12/31/18		9.96	0.19	(0.18)	0.01	(0.18)	(0.20)	9.59	0.12	346,205	109	(o)	0.70	0.70	1.91
12/31/17	‡‡	9.97	0.03	(0.04)	(0.01)	—	—	9.96	(0.10)	710,011	311		0.73	0.73	1.15

JNL/T. Rowe Price Established Growth Fund(h)
Class A
12/31/18		43.97	0.08	(0.49)	(0.41)	(0.03)	(5.53)	38.00	(1.40)	5,909,316	44		0.83	0.83	0.18
12/31/17		34.69	0.04	11.48	11.52	(0.02)	(2.22)	43.97	33.59	5,847,294	56		0.84	0.84	0.11
12/31/16		34.38	0.02	0.47	0.49	—	(0.18)	34.69	1.43	6,414,359	42		0.85	0.85	0.06
12/31/15		33.19	(0.06)	3.60	3.54	—	(2.35)	34.38	10.70	6,783,994	35		0.86	0.86	(0.16)
12/31/14		33.33	(0.04)	2.95	2.91	—	(3.05)	33.19	8.71	4,884,766	36		0.86	0.86	(0.12)

Class I
12/31/18		45.26	0.22	(0.52)	(0.30)	(0.12)	(5.53)	39.31	(1.13)	2,558,378	44		0.53	0.53	0.46
12/31/17	‡	35.63	0.18	11.76	11.94	(0.09)	(2.22)	45.26	33.90	2,944,326	56		0.55	0.55	0.40
12/31/16		35.24	0.09	0.48	0.57	—	(0.18)	35.63	1.62	68,135	42		0.65	0.65	0.26
12/31/15		33.90	0.01	3.68	3.69	—	(2.35)	35.24	10.92	74,780	35		0.66	0.66	0.04
12/31/14		33.91	0.03	3.01	3.04	—	(3.05)	33.90	8.95	63,192	36		0.66	0.66	0.08

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/T. Rowe Price Managed Volatility Balanced Fund††(r)
Class A
12/31/18		11.88	0.09	(0.91)	(0.82)	—	—	11.06	(6.90)	477,118	216		0.88		0.88		0.73
12/31/17		10.29	0.12	1.47	1.59	—	—	11.88	15.45	192,360	111	(s)	0.44		0.44		1.07
12/31/16		9.98	0.12	0.19	0.31	—	—	10.29	3.11	189,399	159		0.35		0.35		1.18
12/31/15		10.46	0.22	(0.70)	(0.48)	—	—	9.98	(4.59)	214,487	138		0.35		0.35		2.07
12/31/14	*	10.00	0.24	0.22	0.46	—	—	10.46	4.60	44,689	79		0.35		0.35		3.45

Class I
12/31/18		11.90	0.12	(0.92)	(0.80)	—	—	11.10	(6.72)	1	216		0.65		0.65		0.98
12/31/17	‡‡	11.35	0.00	0.55	0.55	—	—	11.90	4.85	1	111	(s)	0.09		0.09		(0.09)

JNL/T. Rowe Price Mid-Cap Growth Fund(h)
Class A
12/31/18		47.27	(0.02)	(0.96)	(0.98)	—	(3.63)	42.66	(2.45)	4,713,404	29		0.99		0.99		(0.05)
12/31/17		39.92	(0.10)	9.73	9.63	—	(2.28)	47.27	24.47	4,899,959	30		1.00		1.00		(0.21)
12/31/16		37.87	(0.07)	2.36	2.29	—	(0.24)	39.92	6.08	3,830,555	30		1.00		1.00		(0.17)
12/31/15		38.87	(0.10)	2.58	2.48	—	(3.48)	37.87	6.47	3,635,887	31		1.00		1.00		(0.25)
12/31/14		37.47	(0.14)	4.98	4.84	(0.06)	(3.38)	38.87	12.83	2,992,442	30		1.01		1.01		(0.36)

Class I
12/31/18		49.29	0.13	(1.01)	(0.88)	—	(3.63)	44.78	(2.15)	397,273	29		0.69		0.69		0.25
12/31/17	‡	41.45	0.02	10.10	10.12	—	(2.28)	49.29	24.75	412,117	30		0.74		0.74		0.04
12/31/16		39.23	0.01	2.45	2.46	—	(0.24)	41.45	6.30	68,059	30		0.80		0.80		0.03
12/31/15		40.07	(0.02)	2.66	2.64	—	(3.48)	39.23	6.67	71,922	31		0.80		0.80		(0.06)
12/31/14		38.45	(0.06)	5.12	5.06	(0.06)	(3.38)	40.07	13.07	64,631	30		0.81		0.81		(0.16)

JNL/T. Rowe Price Short-Term Bond Fund(h)
Class A
12/31/18		9.80	0.18	(0.07)	0.11	(0.14)	—	9.77	1.10	1,107,891	50		0.71		0.71		1.87
12/31/17		9.83	0.14	(0.03)	0.11	(0.14)	—	9.80	1.14	1,000,050	53		0.71		0.71		1.37
12/31/16		9.81	0.11	0.03	0.14	(0.12)	—	9.83	1.43	1,648,572	60		0.71		0.71		1.07
12/31/15		9.87	0.08	(0.05)	0.03	(0.09)	—	9.81	0.32	1,830,411	47		0.71		0.71		0.81
12/31/14		9.94	0.09	(0.05)	0.04	(0.11)	—	9.87	0.43	1,780,915	41		0.71		0.71		0.90

Class I
12/31/18		9.90	0.21	(0.07)	0.14	(0.17)	—	9.87	1.41	593,400	50		0.41		0.41		2.17
12/31/17	‡	9.93	0.17	(0.04)	0.13	(0.16)	—	9.90	1.35	551,252	53		0.42		0.42		1.74
12/31/16		9.90	0.13	0.04	0.17	(0.14)	—	9.93	1.73	283	60		0.51		0.51		1.27
12/31/15		9.97	0.10	(0.06)	0.04	(0.11)	—	9.90	0.41	297	47		0.51		0.51		0.96
12/31/14		10.03	0.11	(0.04)	0.07	(0.13)	—	9.97	0.73	1,225	41		0.51		0.51		1.11

JNL/T. Rowe Price Value Fund(h)
Class A
12/31/18		17.46	0.25	(1.81)	(1.56)	(0.21)	(1.94)	13.75	(9.58)	1,775,417	141		0.88		0.89		1.47
12/31/17		15.60	0.22	2.63	2.85	(0.27)	(0.72)	17.46	18.70	2,111,216	94		0.89	(l)	0.90	(l)	1.33
12/31/16		15.47	0.27	1.33	1.60	(0.30)	(1.17)	15.60	10.84	4,232,209	105		0.90		0.91		1.76
12/31/15		17.24	0.20	(0.52)	(0.32)	(0.14)	(1.31)	15.47	(1.84)	3,961,778	70		0.91		0.91		1.18
12/31/14		16.13	0.19	1.94	2.13	(0.13)	(0.89)	17.24	13.24	3,565,349	49		0.91		0.91		1.13

Class I
12/31/18		18.20	0.31	(1.89)	(1.58)	(0.28)	(1.94)	14.40	(9.30)	2,190,147	141		0.58		0.59		1.77
12/31/17	‡	16.21	0.31	2.70	3.01	(0.30)	(0.72)	18.20	19.00	2,851,062	94		0.60	(l)	0.61	(l)	1.75
12/31/16		16.02	0.32	1.37	1.69	(0.33)	(1.17)	16.21	11.04	988	105		0.70		0.71		1.97
12/31/15		17.79	0.24	(0.54)	(0.30)	(0.16)	(1.31)	16.02	(1.65)	892	70		0.71		0.71		1.35
12/31/14		16.61	0.23	1.99	2.22	(0.15)	(0.89)	17.79	13.41	1,330	49		0.71		0.71		1.33

JNL/Vanguard Growth ETF Allocation Fund(m)
Class A
12/31/18		10.49	0.23	(1.06)	(0.83)	—	—	9.66	(7.91)	239,577	11		0.61		0.65		2.20
12/31/17	*	10.00	0.11	0.38	0.49	—	—	10.49	4.90	41,222	5		0.61		0.65		3.88

Class I
12/31/18		10.51	0.30	(1.09)	(0.79)	—	—	9.72	(7.52)	9,638	11		0.19		0.35		2.83
12/31/17	*	10.00	0.13	0.38	0.51	—	—	10.51	5.10	802	5		0.19		0.35		4.76

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations				Distributions from						Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)		Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/Vanguard Moderate ETF Allocation Fund(m)
Class A
12/31/18		10.23	0.25		(0.72)	(0.47)	—		—		9.76	(4.59)	143,012	17		0.60		0.65		2.45
12/31/17	*	10.00	0.11		0.12	0.23	—		—		10.23	2.30	33,118	6		0.60		0.65		3.99

Class I
12/31/18		10.24	0.31		(0.73)	(0.42)	—		—		9.82	(4.10)	6,138	17		0.18		0.35		3.09
12/31/17	*	10.00	0.16		0.08	0.24	—		—		10.24	2.40	136	6		0.18		0.35		5.77

JNL/Vanguard Moderate Growth ETF Allocation Fund(m)
Class A
12/31/18		10.37	0.24		(0.91)	(0.67)	—		—		9.70	(6.46)	215,737	9		0.60		0.65		2.34
12/31/17	*	10.00	0.10		0.27	0.37	—		—		10.37	3.70	48,947	4		0.60		0.65		3.77

Class I
12/31/18		10.38	0.31		(0.94)	(0.63)	—		—		9.75	(6.07)	8,475	9		0.18		0.35		2.98
12/31/17	*	10.00	0.10		0.28	0.38	—		—		10.38	3.80	341	4		0.18		0.35		3.68

JNL/Westchester Capital Event Driven Fund(h)
Class A
12/31/18		9.99	0.03		0.47	0.50	—		(0.55)		9.94	5.04	27,455	267		1.71	(i)	1.71	(i)	0.28
12/31/17		9.70	(0.00)	(n)	0.53	0.53	(0.24)		—		9.99	5.47	4,823	291		1.83	(i)	1.83	(i)	(0.02)
12/31/16		9.50	(0.05)		0.29	0.24	(0.01)		(0.03)		9.70	2.55	359,186	251		2.09	(i)	2.09	(i)	(0.55)
12/31/15	*	10.00	0.02		(0.52)	(0.50)	—		—		9.50	(5.00)	193,074	182		1.75	(i)	1.75	(i)	0.31

Class I
12/31/18		10.01	0.11		0.42	0.53	(0.12)		(0.55)		9.87	5.31	209,019	267		1.49	(i)	1.49	(i)	1.04
12/31/17	‡‡	9.89	0.04		0.08	0.12	—		—		10.01	1.21	242,410	291		1.38	(i)	1.38	(i)	1.34

JNL/WMC Balanced Fund(h)
Class A
12/31/18		24.02	0.49		(1.26)	(0.77)	(0.40)		(1.00)		21.85	(3.41)	7,405,875	43	(o)	0.72		0.72		2.04
12/31/17		22.14	0.42		2.31	2.73	(0.33)		(0.52)		24.02	12.49	7,752,031	38	(o)	0.72		0.72		1.80
12/31/16		20.83	0.40		1.82	2.22	(0.28)		(0.62)		22.14	10.82	6,370,657	58	(o)	0.73		0.73		1.84
12/31/15		22.19	0.36		(0.56)	(0.20)	(0.27)		(0.89)		20.83	(0.93)	4,825,207	112	(o)	0.73		0.73		1.61
12/31/14		21.07	0.33		1.75	2.08	(0.27)		(0.69)		22.19	9.86	4,245,398	125	(o)	0.74		0.74		1.51

Class I
12/31/18		24.75	0.59		(1.32)	(0.73)	(0.45)		(1.00)		22.57	(3.15)	16,749	43	(o)	0.42		0.42		2.38
12/31/17	‡	22.77	0.48		2.38	2.86	(0.36)		(0.52)		24.75	12.75	2,740	38	(o)	0.49		0.49		2.02
12/31/16		21.39	0.45		1.87	2.32	(0.32)		(0.62)		22.77	11.03	1,509	58	(o)	0.53		0.53		2.05
12/31/15		22.75	0.41		(0.58)	(0.17)	(0.30)		(0.89)		21.39	(0.75)	1,385	112	(o)	0.53		0.53		1.81
12/31/14		21.56	0.39		1.79	2.18	(0.30)		(0.69)		22.75	10.11	1,511	125	(o)	0.54		0.54		1.71

JNL/WMC Government Money Market Fund(h)
Class A
12/31/18		1.00	0.01		0.00	0.01	(0.01)		—		1.00	1.13	1,426,473	N/A		0.77	(t)	0.57		1.13	(u)
12/31/17		1.00	0.00		0.00	0.00	(0.00)	(n)	—		1.00	0.13	1,194,603	N/A		0.78	(t)	0.56		0.12	(u)
12/31/16		1.00	0.00		0.00	0.00	—		(0.00)	(n)	1.00	0.00	1,591,977	N/A		0.45		0.56		0.00	(u)
12/31/15		1.00	0.00		0.00	0.00	(0.00)	(n)	(0.00)	(n)	1.00	0.00	1,562,631	N/A		0.25		0.56		0.00	(u)
12/31/14		1.00	0.00		0.00	0.00	(0.00)	(n)	(0.00)	(n)	1.00	0.00	1,286,438	N/A		0.18		0.56		0.00	(u)

Class I
12/31/18		1.00	0.02		0.00	0.02	(0.02)		—		1.00	1.64	14,314	N/A		0.27		0.27		1.75	(u)
12/31/17	‡	1.00	0.00		0.00	0.00	(0.00)	(n)	—		1.00	0.38	2,440	N/A		0.58	(t)	0.35		0.28	(u)
12/31/16		1.00	0.00		0.00	0.00	—		(0.00)	(n)	1.00	0.00	8,686	N/A		0.45	(t)	0.36		0.00	(u)
12/31/15		1.00	0.00		0.00	0.00	(0.00)	(n)	(0.00)	(n)	1.00	0.00	6,653	N/A		0.25		0.36		0.00	(u)
12/31/14		1.00	0.00		0.00	0.00	(0.00)	(n)	(0.00)	(n)	1.00	0.00	7,285	N/A		0.18		0.36		0.00	(u)

JNL/WMC Value Fund(h)
Class A
12/31/18		24.48	0.41		(2.70)	(2.29)	(0.44)		(3.14)		18.61	(10.30)	691,879	28		0.78		0.78		1.73
12/31/17		22.92	0.41		2.94	3.35	(0.41)		(1.38)		24.48	15.20	840,381	14		0.77		0.77		1.71
12/31/16		20.56	0.36		2.37	2.73	(0.23)		(0.14)		22.92	13.42	1,682,334	15		0.78		0.78		1.68
12/31/15		24.25	0.38		(1.16)	(0.78)	(0.35)		(2.56)		20.56	(3.12)	1,623,060	19		0.78		0.78		1.57
12/31/14		23.01	0.36		2.26	2.62	(0.36)		(1.02)		24.25	11.33	1,804,121	14		0.78		0.78		1.49

Class I
12/31/18		25.13	0.49		(2.78)	(2.29)	(0.53)		(3.14)		19.17	(10.02)	548,769	28		0.48		0.48		2.02
12/31/17	‡	23.47	0.45		3.05	3.50	(0.46)		(1.38)		25.13	15.49	751,554	14		0.50		0.50		1.85
12/31/16		21.03	0.41		2.43	2.84	(0.26)		(0.14)		23.47	13.66	33,188	15		0.58		0.58		1.88
12/31/15		24.74	0.44		(1.19)	(0.75)	(0.40)		(2.56)		21.03	(2.94)	30,916	19		0.58		0.58		1.77
12/31/14		23.44	0.41		2.32	2.73	(0.41)		(1.02)		24.74	11.58	32,446	14		0.58		0.58		1.69

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

*

Commencement of operations was as follows: April 28, 2014 - JNL/AB Dynamic Asset Allocation Fund, JNL/S&P Mid 3 Fund and JNL/Scout Unconstrained Bond Fund; September 15, 2014 - JNL/Boston Partners Global Long Short Equity Fund and JNL/S&P International 5 Fund; April 27, 2015 - JNL/Harris Oakmark Global Equity Fund, JNL Multi-Manager Alternative Fund, JNL/Oppenheimer Emerging Markets Innovator Fund and JNL/Westchester Capital Event Driven Fund; September 28, 2015 - JNL/DoubleLine Schiller Enhanced CAPE Fund; April 25, 2016 - JNL/Crescent High Income Fund and JNL/DoubleLine Emerging Markets Fixed Income Fund; September 19, 2016 - JNL Multi-Manager Mid Cap Fund; April 24, 2017 - JNL/Mellon Capital MSCI KLD 400 Social Index Fund; September 25, 2017 - JNL/ClearBridge Large Cap Growth Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Invesco Diversified Dividend Fund, JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL S&P 500 Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, JNL/Mellon Capital S&P 1500 Value Index Fund, JNL/PIMCO Income Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund and JNL/Vanguard Moderate Growth ETF Allocation Fund; August 13, 2018 - JNL/Heitman U.S. Focused Real Estate Fund, JNL/JPMorgan Hedged Equity Fund, JNL/Loomis Sayles Global Growth Fund, JNL/Morningstar Wide Moat Index Fund and JNL Multi-Manager International Small Cap Fund.

†

On April 25, 2016, JNL/PPM America Total Return Fund was created in the Trust to facilitate an acquisition of a fund with the same name which was a series in JNL Investors Series Trust. Although the fund in JNL Investors Series Trust was legally dissolved, it is considered the acquiring fund for financial reporting purposes, and as a result, the Financial Highlights reflects activity of the acquiring fund formerly in JNL Investors Series Trust for periods prior to April 25, 2016.

††

On August 13, 2018, JNL/MMRS Moderate Fund name was changed to JNL/T.Rowe Price Managed Volatility Balanced Fund and became a Sub-Advised Fund. Prior to August 13, 2018, the Fund held securities selected by the Sub-Advisor and was considered a "Fund of Funds."

‡	Prior to September 25, 2017, the Fund offered Class B shares. Effective September 25, 2017, Class B shares were renamed to Class I shares.
‡‡	Effective September 25, 2017, Class I shares were offered by the Fund.
(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)

Net investment income(loss) per share and ratios of net investment income(loss) to average net assets for Class I shares can be less than Class A shares for certain Funds or can be significantly more than Class A shares for certain Funds because of the timing of income received in the Fund. Additionally, the net assets for Class I shares increased significantly in certain Funds after the Funds of Funds investment in the Underlying Fund was sold from Class A and purchased into Class I effective September 25, 2017.

(d)

Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

(e)

Portfolio turnover is not annualized for periods of less than one year. Securities sold short are considered long term investments for purposes of calculating portfolio turnover. Dollar roll transactions are excluded for purposes of calculating portfolio turnover. Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

(f)

The expenses or expense waivers for certain Funds' Class I shares were $0.00 for one or more days during certain periods and this was a result of the net assets for the respective Class being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for certain Funds' Class I shares were $0.01 for one or more days during certain periods and this was a result of the net assets for the respective Class being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

(g)	Consolidated Financial Statements.
(h)

Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

(i)	The net and total expense ratios to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for the following Funds were as follows:
	December 31, 2018 (%)	December 31, 2017(%)	December 31, 2016 (%)	December 31, 2015 (%)	December 31, 2014 (%)
JNL/AQR Large Cap Relaxed Constraint Equity Fund
Class A	1.13	1.16	1.15	1.14	1.15
Class I	0.83	0.67	0.95	0.94	0.95
JNL/BlackRock Global Allocation Fund
Class A	1.05	1.07	1.06	1.07	1.07
Class I	0.75	0.84	0.86	0.87	0.87
JNL/Boston Partners Global Long Short Equity Fund
Class A	1.56	1.54	1.56	1.55	1.55
Class I	1.26	1.28	N/A	N/A	N/A
JNL/DoubleLine Core Fixed Income Fund
Class A – Net expenses / Total expenses [2,3]	N/A	0.77/0.79	0.78/0.80	0.78	0.80
Class I – Net expenses / Total expenses [2,3]	N/A	0.52/0.52	0.58/0.60	0.58	0.60
JNL/FPA + DoubleLine Flexible Allocation Fund
Class A – Net expenses / Total expenses [1,3]	1.12	1.15/1.17	1.18/1.19	N/A	N/A
Class I – Net expenses / Total expenses [1,3]	0.82	0.94/0.94	0.98/0.99	N/A	N/A
JNL/JPMorgan Hedged Equity Fund
Class A	0.95	N/A	N/A	N/A	N/A
Class I	0.65	N/A	N/A	N/A	N/A
JNL Multi-Manager Alternative Fund
Class A – Net expenses / Total expenses [1,3]	1.70	1.70/1.86	1.74/2.16	1.74	N/A
Class I	1.40	1.45	N/A	N/A	N/A
JNL/PIMCO Income Fund
Class A	0.95	0.96	N/A	N/A	N/A
Class I	0.65	0.66	N/A	N/A	N/A
JNL/PIMCO Real Return Fund
Class A – Net expenses / Total expenses [2,3]	0.79	0.78/0.79	0.80	0.79	0.79
Class I – Net expenses / Total expenses [2,3]	0.49	0.52/0.52	0.60	0.59	0.59
JNL/Westchester Capital Event Driven Fund
Class A	1.46	1.44	1.46	1.45	N/A
Class I	1.16	1.19	N/A	N/A	N/A

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

[1] Effective September 19, 2016, JNL/FPA + DoubleLine Flexible Allocation Fund and JNL Multi-Manager Alternative Fund voluntarily and contractually began waiving a portion of advisory fees. Effective September 25, 2017, the voluntary and contractual waivers were discontinued.

[2] Effective January 1, 2017, JNL/DoubleLine Core Fixed Income Fund and JNL/PIMCO Real Return Fund voluntarily began waiving a portion of advisory fees. Effective September 25, 2017, the voluntary waiver was discontinued.

[3] Prior to September 25, 2017, pursuant to contractual and voluntary fee waiver agreements, JNAM waived a portion of its advisory fees for the Fund. Effective September 25, 2017, the contractual and voluntary advisory fee waivers were discontinued and the waived portion of advisory fees for the Fund was converted to a permanent reduction in advisory fees. For certain Funds that had a significant increase in Class I shares during the year, the difference between the ratios of net and total expenses to average net assets for each share class may differ for those Funds that discontinued the waivers.

(j)

Total return for the Fund includes class action settlement proceeds. The return for Class A and Class I, respectively, without the class action settlement proceeds was as follows: JNL/BlackRock Global Natural Resources Fund - 26.42% and 26.72% and JNL/Lazard Emerging Markets Fund - 19.16% and 19.38%.

(k)	On May 6, 2016, the Fund effected a 2 for 1 reverse share split. Per share data prior to this date has been retroactively adjusted to give effect to the reverse share split.
(l)

Prior to September 25, 2017, pursuant to contractual and voluntary fee waiver agreements, JNAM waived a portion of its advisory fees for the Fund. Effective September 25, 2017, the contractual and voluntary advisory fee waivers were discontinued and the waived portion of advisory fees for the Fund was converted to a permanent reduction in advisory fees. For certain Funds that had a significant increase in Class I shares during the year, the difference between the ratios of net and total expenses to average net assets for each share class may differ for those Funds that discontinued the waivers.

(m)

Effective August 13, 2018, JNL Brookfield Global Infrastructure and MLP Fund name was changed to JNL/First State Global Infrastructure Fund, JNL/Franklin Templeton International Small Cap Growth Fund name was changed to JNL/Franklin Templeton International Small Cap Fund, JNL/Vanguard Growth Allocation Fund name was changed to JNL/Vanguard Growth ETF Allocation, JNL/Vanguard Moderate Allocation Fund name was changed to JNL/Vanguard Moderate ETF Allocation and JNL/Vanguard Moderate Growth Allocation Fund name was changed to JNL/Vanguard Moderate Growth ETF Allocation.

(n)	Amount represents less than $0.005.
(o)	Portfolio turnover including dollar roll transactions for the following Funds were as follows:
	December 31, 2018 (%)	December 31, 2017 (%)	December 31, 2016 (%)	December 31, 2015 (%)	December 31, 2014 (%)
JNL/Goldman Sachs Core Plus Bond Fund	433	350	571	505	426
JNL/Mellon Capital Bond Index Fund	121	118	128	120	143
JNL Multi-Manager Alternative Fund	181	240	N/A	N/A	N/A
JNL/Neuberger Berman Strategic Income Fund	363	351	359	363	382
JNL/PPM America Total Return Fund	70	72	146	121	125
JNL/Scout Unconstrained Bond Fund	130	N/A	N/A	N/A	N/A
JNL/WMC Balanced Fund	80	76	102	198	223
(p)

Distribution amount for the JNL/PIMCO Real Return Fund includes a return of capital distribution for Class A and Class I shares of $0.49 and $0.51 per share, respectively, for the year ended December 31, 2016.

(q)	The ratio of net and total expenses to average net assets for the JNL/PPM America Total Return Fund excluding a reimbursement of 24f-2 fees was 0.80%.
(r)

Prior to September 25, 2017, the Fund did not charge a 12b-1 fee. The shareholders investing in a Fund of Funds indirectly bore any 12b-1 fees incurred by the Class A shares or regular shares, as applicable of each Underlying Fund. Effective September 25, 2017, the Fund began to charge a Rule 12b-1 fee at a maximum annual rate of 0.30% of the average daily net assets of the Class A shares. At this time, the investment in each Underlying Fund was sold from Class A shares and purchased into Class I shares which do not charge a 12b-1 fee.

(s)

Portfolio turnover for JNL/T. Rowe Price Managed Volatility Balanced Fund includes the purchase and sale in each of the Fund's underlying funds which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. Portfolio turnover not including the purchase and sale in each of the Fund's underlying funds was 11% in 2017.

(t)	Includes payments for recovery of contractual expense waivers.
(u)

The ratios for net investment income (loss) to average net assets without expense waivers for JNL/WMC Government Money Market Fund for 2014, 2015, 2016, 2017 and 2018 was (0.39)%, (0.32)%, (0.11%), 0.33% and 1.33%, respectively for Class A and (0.19)%, (0.12)%, 0.09%, 0.52% and 1.75%, respectively for Class I shares.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

NOTE 1. ORGANIZATION

JNL Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated June 1, 1994 as amended and restated September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2018 consisted of one-hundred and twenty-three (123) separate funds. Information in these financial statements pertains to ninety (90) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. Shares of each Fund are sold to Jackson and its separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies and to other affiliated registered investment companies. The Funds and each Fund’s Sub-Advisers are:

Fund:	Sub-Adviser(s)/Sub-Sub-Adviser: (Sub-Sub-Advisers and Co-Sub-Advisers are identified in parentheses)
JNL/AB Dynamic Asset Allocation Fund	AllianceBernstein L.P.
JNL/AQR Large Cap Relaxed Constraint Equity Fund and JNL/AQR Managed Futures Strategy Fund	AQR Capital Management, LLC
JNL/BlackRock Global Allocation Fund and JNL/BlackRock Large Cap Select Growth Fund	BlackRock Investment Management, LLC
JNL/BlackRock Global Natural Resources Fund	BlackRock International Ltd.
JNL/Boston Partners Global Long Short Equity Fund	Boston Partners Global Investors, Inc.
JNL/Causeway International Value Select Fund	Causeway Capital Management LLC
JNL/ClearBridge Large Cap Growth Fund	ClearBridge Investments, LLC
JNL/Crescent High Income Fund	Crescent Capital Group LP
JNL/DFA U.S. Core Equity Fund	Dimensional Fund Advisors LP
JNL/DoubleLine Core Fixed Income Fund, JNL/DoubleLine Emerging Markets Fixed Income Fund and JNL/DoubleLine Shiller Enhanced CAPE Fund	DoubleLine Capital LP
JNL/First State Global Infrastructure Fund	Colonial First State Asset Management (Australia) Limited
JNL/FPA + DoubleLine Flexible Allocation Fund	First Pacific Advisors, LP DoubleLine Capital LP Ivy Investment Management Company
JNL/Franklin Templeton Global Fund	Templeton Global Advisors Limited
JNL/Franklin Templeton Global Multisector Bond Fund and JNL/Franklin Templeton Income Fund	Franklin Advisers, Inc.
JNL/Franklin Templeton International Small Cap Fund	Franklin Templeton Institutional, LLC Templeton Investment Counsel, LLC (Co-Sub-Adviser)
JNL/Franklin Templeton Mutual Shares Fund	Franklin Mutual Advisers, LLC
JNL/Goldman Sachs Core Plus Bond Fund and JNL/Goldman Sachs Emerging Markets Debt Fund	Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management International (Sub-Sub-Adviser)
JNL/GQG Emerging Markets Equity Fund	GQG Partners, LLC
JNL/Harris Oakmark Global Equity Fund	Harris Associates, L.P.
JNL/Heitman U.S. Focused Real Estate Fund	Heitman Real Estate Securities, LLC
JNL/Invesco China-India Fund	Invesco Hong Kong Limited

JNL/Invesco Diversified Dividend Fund, JNL/Invesco Global Real Estate Fund (Sub-Sub-Advised by Invesco Asset Management Ltd.), JNL/Invesco International Growth Fund and JNL/Invesco Small Cap Growth Fund

Invesco Advisers, Inc. Invesco Asset Management Ltd. (Sub-Sub-Adviser)
JNL/JPMorgan Hedged Equity Fund, JNL/JPMorgan MidCap Growth Fund and JNL/JPMorgan U.S. Government & Quality Bond Fund	J.P. Morgan Investment Management Inc.
JNL/Lazard Emerging Markets Fund	Lazard Asset Management LLC
JNL/Loomis Sayles Global Growth Fund	Loomis, Sayles & Company, L.P.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

Fund:	Sub-Adviser(s)/Sub-Sub-Adviser: (Sub-Sub-Advisers and Co-Sub-Advisers are identified in parentheses)

JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Emerging Markets Index Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, JNL/Mellon Capital S&P 1500 Value Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital MSCI KLD 400 Social Index Fund, JNL/Mellon Capital Bond Index Fund, JNL/Mellon Capital Utilities Sector Fund and JNL/Morningstar Wide Moat Index Fund

BNY Mellon Asset Management North America Corporation
JNL/MFS Mid Cap Value Fund	Massachusetts Financial Services Company
JNL Multi-Manager Alternative Fund

BlueBay Asset Management LLP

BlueBay Asset Management USA LLC (Sub-Sub-Adviser)

Boston Partners Global Investors, Inc.

DoubleLine Capital LP

First Pacific Advisors, LLC

Invesco Advisers, Inc.

Lazard Asset Management LLC

Loomis, Sayles & Company, L.P.

Westchester Capital Management, LLC

Western Asset Management Company, LLC

JNL Multi-Manager International Small Cap Fund	Causeway Capital Management LLC WCM Investment Management, LLC
JNL Multi-Manager Mid Cap Fund	Champlain Investment Partners, LLC ClearBridge Investments, LLC Victory Capital Management Inc.
JNL Multi-Manager Small Cap Growth Fund	Chicago Equity Partners, LLC Granahan Investment Management, Inc. Kayne Anderson Rudnick Investment Management, LLC Victory Capital Management Inc.
JNL Multi-Manager Small Cap Value Fund	Congress Asset Management Company, LLP Chicago Equity Partners, LLC Cooke & Bieler, L.P. Cortina Asset Management, LLC WCM Investment Management, LLC
JNL/Neuberger Berman Strategic Income Fund	Neuberger Berman Investment Advisers LLC
JNL/Oppenheimer Emerging Markets Innovator Fund and JNL/Oppenheimer Global Growth Fund	OppenheimerFunds, Inc.
JNL/PIMCO Income Fund and JNL/PIMCO Real Return Fund	Pacific Investment Management Company LLC

JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Total Return Fund and JNL/PPM America Value Equity Fund

PPM America, Inc.*

JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P International 5 Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund and JNL/S&P Total Yield Fund (all Co-Sub-Advised by BNY Mellon Asset Management North America Corporation)

Standard & Poor’s Investment Advisory Services LLC BNY Mellon Asset Management North America Corporation (Co-Sub-Adviser)
JNL/Scout Unconstrained Bond Fund	Scout Investments, Inc.

JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Managed Volatility Balanced Fund, JNL/T. Rowe Price Mid-Cap Growth Fund (Co-Sub-Advised by BNY Mellon Asset Management North America Corporation), JNL/T. Rowe Price Short-Term Bond Fund and JNL/T. Rowe Price Value Fund

T. Rowe Price Associates, Inc. BNY Mellon Asset Management North America Corporation (Co-Sub-Adviser)
JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund and JNL/Vanguard Moderate Growth ETF Allocation Fund	BNY Mellon Asset Management North America Corporation
JNL/Westchester Capital Event Driven Fund	Westchester Capital Management, LLC
JNL/WMC Balanced Fund, JNL/WMC Government Money Market Fund and JNL/WMC Value Fund	Wellington Management Company LLP

* PPM America, Inc. is an affiliate of JNAM.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL/AQR Managed Futures Strategy Fund, JNL/BlackRock Global Natural Resources Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/First State Global Infrastructure Fund, JNL/Franklin Templeton Global Multisector Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Heitman U.S. Focused Real Estate Fund, JNL/Invesco China-India Fund, JNL/Loomis Sayles Global Growth Fund, JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/Morningstar Wide Moat Index Fund, JNL Multi-Manager Alternative Fund, JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P International 5 Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund, JNL/S&P Total Yield Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund and JNL/Westchester Capital Event Driven Fund.

Each Fund offers Class A shares and Class I shares with the exception of JNL S&P 500 Index Fund, which only offers Class I shares. Class A shares and Class I shares differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. From time to time, a Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

Effective April 30, 2018, the Sub-Adviser for a sleeve of JNL Multi-Manager Alternative Fund was changed from Lazard Asset Management LLC to Loomis, Sayles & Company, L.P. Also effective April 30, 2018, the Sub-Adviser for a sleeve of the JNL Multi-Manager Small Cap Growth Fund was changed from LMCG Investments, LLC to Kayne Anderson Rudnick Investment Management, LLC.

JNL/Heitman U.S. Focused Real Estate Fund, JNL/JPMorgan Hedged Equity Fund, JNL/Loomis Sayles Global Growth Fund, JNL/Morningstar Wide Moat Index Fund and JNL Multi-Manager International Small Cap Fund commenced operations on August 13, 2018. Also effective August 13, 2018, Doubleline Capital LP was added as an additional Sub-Adviser for JNL Multi-Manager Alternative Fund.

Effective August 13, 2018, JNL/Franklin Templeton International Small Cap Growth Fund’s name was changed to JNL/Franklin Templeton International Small Cap Fund. Also effective August 13, 2018, JNL/Vanguard Growth Allocation Fund’s name was changed to JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate Allocation Fund’s name was changed to JNL/Vanguard Moderate ETF Allocation Fund and JNL/Vanguard Moderate Growth Allocation Fund’s name was changed to JNL/Vanguard Moderate Growth ETF Allocation Fund.

Effective August 13, 2018, the Sub-Adviser for JNL/Brookfield Global Infrastructure and MLP Fund changed from Brookfield Investment Management Inc. to Colonial First State Asset Management (Australia) Limited. At that time, the name of the Fund was changed to JNL/First State Global Infrastructure Fund. Also effective August 13, 2018, the Sub-Adviser for a sleeve of the JNL Multi-Manager Small Cap Value Fund was changed from PPM America, Inc. to WCM Investment Management, LLC. Also effective August 13, 2018, the Sub-Adviser for JNL/MMRS Moderate Fund changed from Milliman Financial Risk Management LLC to T. Rowe Price Associates, Inc. At that time, the name of the Fund changed to JNL/T. Rowe Price Managed Volatility Balanced Fund. Also effective August 13, 2018, the Fund became a Sub-Advised Fund. Prior to August 13, 2018, the Fund held securities selected by the Sub-Adviser and was considered a “Fund of Funds.”

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed material, the Board is promptly notified, in detail, of the fair valuation.

The NAV of a Fund's shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for equities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. All securities in the JNL/WMC Government Money Market Fund, as permitted by compliance with applicable provisions under Rule 2a-7 under the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Debt securities are generally valued by independent pricing services approved by the Board. Pricing services utilized

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. Term loans are generally valued at the composite bid prices provided by approved pricing services. Commodity-linked structured notes and credit linked notes are valued by approved pricing services. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Options traded on an exchange are generally valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange. The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with information obtained from external third party price providers. OTC derivatives, including options and swap agreements, are generally valued by approved pricing services. If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser(s), to assist in determining the fair value of an investment. Factors considered to determine fair value may include fundamental analytical data relating to the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers; evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; the size of the Fund’s holding; the discount from market value of unrestricted securities of the same class, if applicable, at the time of purchase or at a later date; reports prepared by analysts; information as to any transactions in or offers for the security; the existence of any merger proposal, tender offer or other extraordinary event relating to the security; the price and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The amount and timing of distributions for the regulated investment company ("RIC") Funds are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income are generally declared and paid annually by the RIC Funds, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains by the RIC Funds, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards. The JNL/WMC Government Money Market Fund declares dividends from net investment income daily and pays dividends monthly. No distributions of net investment income or realized capital gains are required for Funds that are not RICs, therefore, undistributed net investment income and accumulated net realized gain/loss are reclassed to paid-in capital on a semi-annual basis.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations. Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest. When a capital gains tax is determined to apply, a Fund will record an estimated tax liability in an amount that may be payable if the securities were disposed of on the valuation date. The estimated liability is recorded as deferred foreign capital gains tax liability in the Statements of Assets and Liabilities. Foreign capital gains tax paid and the current year’s change in deferred foreign capital gains tax liability are recorded in net realized gain (loss) on investments - unaffiliated and net change in unrealized appreciation (depreciation) on investments - unaffiliated, respectively, in the Statements of Operations.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

Foreign Currency Translations. The accounting records of each Fund are maintained in U.S. dollars. Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Basis of Consolidation. The accompanying financial statements and Schedules of Investments for the Funds in the table below have each been consolidated to include the account of each respective Subsidiary indicated. Each Subsidiary is a wholly owned Cayman Islands domiciled subsidiary of the respective Fund, which primarily invests in commodity-related instruments and collateral. Each Subsidiary allows each respective Fund to gain investment exposure to commodity-related instruments and meet regulated investment company (“RIC”) tax requirements in pursuit of its investment objectives as outlined in each Fund’s prospectus and statement of additional information. Each Fund is the sole shareholder of the Subsidiary with the intent that it will retain all rights to the Subsidiary. Each Fund may invest up to 25% of its total assets in its Subsidiary, which generally may invest without limitation in commodity-related instruments and collateral. Intercompany accounts and transactions have been eliminated. Each Subsidiary has the same Sub-Adviser as the Fund and is generally subject to the same investment policies and restrictions as the Fund.

The Financial Statements and Schedules of Investments for the Funds below have been consolidated to include the account of their respective Subsidiary as of December 31, 2018.

Fund	Subsidiary
JNL/AB Dynamic Asset Allocation Fund	JNL/AB Dynamic Asset Allocation Fund Ltd.
JNL/AQR Managed Futures Strategy Fund	JNL/AQR Managed Futures Strategy Fund Ltd.
JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Allocation Fund Ltd.

The JNL/AB Dynamic Asset Allocation Fund and JNL/AQR Managed Futures Strategy Fund file their annual report with the National Futures Association (“NFA”) and no further disclosures are required for the consolidated financial statements for these Funds. Because the JNL/BlackRock Global Allocation Fund is not required to file its annual report with the NFA, additional disclosures related to the Subsidiary are reflected in the Schedules of Investments and in the following table (in thousands, where applicable) for this Fund:

		At December 31, 2018			For the period ended December 31, 2018
	Date Subsidiary Established	Subsidiary Net Assets($)	Subsidiary Percentage of Fund Net Assets(%)	Subsidiary Net Unrealized Appreciation (Depreciation)($)	Subsidiary Net Investment Loss($)	Subsidiary Net Realized Gain (Loss)($)	Subsidiary Net Change in Unrealized Appreciation (Depreciation)($)	Subsidiary Net Change in Net Assets From Operations($)
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Allocation Fund Ltd.	June 10, 2011	50,083	1.44	(2,073)	(707)	(865)	(912)	(2,484)

Statement of Cash Flows. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions including that the investment company had little or no debt, based on the average debt outstanding during the period, in relation to average total assets and that substantially all the investment company’s investments were carried at Level 1 or Level 2 measurements in accordance with FASB ASC Topic 820. Funds with certain degrees of borrowing activity, typically through the use of securities sold short, transactions characterized as secured borrowing transactions or reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows.

Recent Accounting Pronouncements. In March 2017, FASB issued Accounting Standard Update (“ASU”) 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities. The amendments in this ASU require that certain

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

callable debt securities held at a premium be amortized to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the amendments and determined that they will not have a significant impact on the Funds’ financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this ASU modify the disclosure requirements on fair value measurements. Among the requirements, entities will be required to make additional disclosures about significant unobservable inputs in developing Level 3 fair value measurements and are permitted to remove disclosure of the amount and reason for transfers between Level 1 and Level 2. This ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management has elected early adoption for the removal of the transfers between Level 1 and Level 2 disclosure and is currently evaluating the impact that the remainder of the ASU will have on the Funds’ financial statements.

In August 2018, the SEC adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification. The rule intends to simplify financial statement disclosures by removing duplicative, redundant or outdated disclosure requirements. The rule was effective November 5, 2018, and the Funds’ Statements of Assets and Liabilities and Statements of Changes in Net Assets for the year ended December 31, 2018 have been modified to conform to the rule.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, ADRs and GDRs for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities, currency exchange rates and forward foreign currency contracts where forward rates are not available; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; private placements; or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares current day prices with prior day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2018 by valuation level. For Funds with significant investments in Level 1 and Level 2 common stock, additional detail regarding the sector or country, as applicable, is disclosed.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/AB Dynamic Asset Allocation Fund
Assets - Securities
Investment Companies	26,188	—	—	—	26,188
Short Term Investments	6,170	4,592	—	—	10,762
	32,358	4,592	—	—	36,950
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	218	—	—	—	218
Open Forward Foreign Currency Contracts	—	36	—	—	36
OTC Total Return Swap Agreements	—	413	—	—	413
	218	449	—	—	667

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/AB Dynamic Asset Allocation Fund (continued)
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(97)	—	—	—	(97)
Open Forward Foreign Currency Contracts	—	(87)	—	—	(87)
OTC Interest Rate Swap Agreements	—	(70)	—	—	(70)
	(97)	(157)	—	—	(254)
JNL/AQR Large Cap Relaxed Constraint Equity Fund
Assets - Securities
Common Stocks	510,823	—	—	—	510,823
Short Term Investments	7,287	—	—	—	7,287
	518,110	—	—	—	518,110
Liabilities - Securities
Common Stocks	(115,241)	—	—	—	(115,241)
	(115,241)	—	—	—	(115,241)
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(155)	—	—	—	(155)
	(155)	—	—	—	(155)
JNL/AQR Managed Futures Strategy Fund
Assets - Securities
Short Term Investments	94,021	107,390	—	—	201,411
	94,021	107,390	—	—	201,411
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	5,284	—	—	—	5,284
Open Forward Foreign Currency Contracts	—	1,896	—	—	1,896
OTC Total Return Swap Agreements	—	188	—	—	188
	5,284	2,084	—	—	7,368
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(2,929)	—	—	—	(2,929)
Open Forward Foreign Currency Contracts	—	(2,890)	—	—	(2,890)
OTC Total Return Swap Agreements	—	(72)	—	—	(72)
	(2,929)	(2,962)	—	—	(5,891)
JNL/BlackRock Global Allocation Fund
Assets - Securities
Common Stocks
Communication Services	193,000	91,056	—	—	284,056
Consumer Discretionary	83,011	111,585	—	—	194,596
Consumer Staples	77,129	106,987	—	—	184,116
Energy	152,322	55,685	807	—	208,814
Financials	154,679	50,198	—	—	204,877
Health Care	205,727	88,700	—	—	294,427
Industrials	59,764	141,496	—	—	201,260
Information Technology	169,503	29,257	—	—	198,760
Materials	51,853	62,193	2,019	—	116,065
Real Estate	8,184	46,715	—	—	54,899
Utilities	44,115	31,287	—	—	75,402
Trust Preferreds	6,649	—	—	—	6,649
Preferred Stocks	14,772	—	19,683	—	34,455
Corporate Bonds And Notes	—	175,151	7,842	—	182,993
Senior Loan Interests	—	4,730	—	—	4,730
Government And Agency Obligations	—	877,371	—	—	877,371
Investment Companies	44,904	—	—	—	44,904
Short Term Investments	39,433	285,994	—	—	325,427
	1,305,045	2,158,405	30,351	—	3,493,801
Liabilities - Securities
Common Stocks
Communication Services	(23)	(273)	—	—	(296)
Consumer Discretionary	(1,500)	(1,382)	—	—	(2,882)
Consumer Staples	(997)	(2,452)	—	—	(3,449)
Energy	(850)	—	—	—	(850)
Financials	(104)	—	—	—	(104)
Health Care	(674)	(659)	—	—	(1,333)
Industrials	(279)	(756)	—	—	(1,035)
Information Technology	(1,554)	(5,115)	—	—	(6,669)
Materials	(1,943)	(828)	—	—	(2,771)
Real Estate	(300)	(251)	—	—	(551)
Utilities	(71)	(50)	—	—	(121)
Preferred Stocks	(174)	—	—	—	(174)
	(8,469)	(11,766)	—	—	(20,235)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/BlackRock Global Allocation Fund (continued)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	2,201	—	—	—	2,201
Centrally Cleared Interest Rate Swap Agreements	—	6,151	—	—	6,151
OTC Purchased Options	—	8,291	—	—	8,291
Open Forward Foreign Currency Contracts	—	2,562	—	—	2,562
OTC Total Return Swap Agreements	—	1,480	—	—	1,480
	2,201	18,484	—	—	20,685
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(429)	—	—	—	(429)
Centrally Cleared Interest Rate Swap Agreements	—	(2,566)	—	—	(2,566)
Centrally Cleared Credit Default Swap Agreements	—	(180)	—	—	(180)
Exchange Traded Written Options	(142)	—	—	—	(142)
OTC Written Options	—	(26,444)	—	—	(26,444)
Open Forward Foreign Currency Contracts	—	(2,809)	—	—	(2,809)
	(571)	(31,999)	—	—	(32,570)
JNL/BlackRock Global Natural Resources Fund
Assets - Securities
Common Stocks
Australia	—	45,221	—	—	45,221
Belgium	—	4,142	—	—	4,142
Brazil	19,772	—	—	—	19,772
Canada	130,071	—	—	—	130,071
China	—	7,672	—	—	7,672
France	—	36,772	—	—	36,772
Ghana	3,277	—	—	—	3,277
Ireland	—	13,141	—	—	13,141
Jersey	—	—	24,580	—	24,580
Luxembourg	—	13,482	—	—	13,482
Netherlands	—	37,577	—	—	37,577
Norway	—	6,085	—	—	6,085
Russian Federation	4,675	—	—	—	4,675
Switzerland	—	23,589	—	—	23,589
United Kingdom	—	76,476	—	—	76,476
United States of America	169,687	—	—	—	169,687
Short Term Investments	25,011	—	—	—	25,011
	352,493	264,157	24,580	—	641,230
JNL/BlackRock Large Cap Select Growth Fund
Assets - Securities
Common Stocks	2,976,607	87,160	—	—	3,063,767
Preferred Stocks	—	—	6,742	—	6,742
Short Term Investments	62,086	—	—	—	62,086
	3,038,693	87,160	6,742	—	3,132,595
JNL/Boston Partners Global Long Short Equity Fund
Assets - Securities
Common Stocks	298,642	143,105	—	—	441,747
Preferred Stocks	2,697	—	—	—	2,697
Short Term Investments	140	—	—	—	140
	301,479	143,105	—	—	444,584
Liabilities - Securities
Common Stocks
Communication Services	(5,794)	(484)	—	—	(6,278)
Consumer Discretionary	(19,955)	(6,292)	—	—	(26,247)
Consumer Staples	(5,243)	(5,813)	—	—	(11,056)
Energy	(10,447)	—	—	—	(10,447)
Financials	(13,220)	(13,842)	—	—	(27,062)
Health Care	(6,581)	(4,573)	—	—	(11,154)
Industrials	(16,113)	(17,155)	—	—	(33,268)
Information Technology	(15,872)	(5,958)	—	—	(21,830)
Materials	(10,269)	(5,180)	—	—	(15,449)
Real Estate	(938)	—	—	—	(938)
Utilities	—	(2,446)	—	—	(2,446)
	(104,432)	(61,743)	—	—	(166,175)
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	37	—	—	37
OTC Contracts for Difference	—	148	—	—	148
	—	185	—	—	185
Liabilities - Investments in Other Financial Instruments[2]
Exchange Traded Written Options	(1,256)	—	—	—	(1,256)
OTC Written Options	—	(1)	—	—	(1)
Open Forward Foreign Currency Contracts	—	(12)	—	—	(12)
OTC Contracts for Difference	—	(465)	—	—	(465)
	(1,256)	(478)	—	—	(1,734)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Causeway International Value Select Fund
Assets - Securities
Common Stocks	137,547	1,230,376	—	—	1,367,923
Preferred Stocks	66,772	—	—	—	66,772
Short Term Investments	63,235	—	—	—	63,235
	267,554	1,230,376	—	—	1,497,930
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	2	—	—	2
	—	2	—	—	2
JNL/ClearBridge Large Cap Growth Fund
Assets - Securities
Common Stocks	558,422	—	—	—	558,422
Short Term Investments	16,493	—	—	—	16,493
	574,915	—	—	—	574,915
JNL/Crescent High Income Fund
Assets - Securities
Corporate Bonds And Notes	—	455,652	—	—	455,652
Senior Loan Interests	—	97,693	17,659	—	115,352
Other Equity Interests	—	—	—	—	—
Short Term Investments	55,920	—	—	—	55,920
	55,920	553,345	17,659	—	626,924
Liabilities - Securities
Senior Loan Interests[3]	—	(3)	—	—	(3)
	—	(3)	—	—	(3)
JNL/DFA U.S. Core Equity Fund
Assets - Securities
Common Stocks	1,020,926	—	—	—	1,020,926
Rights	—	—	6	—	6
Short Term Investments	11,894	—	—	—	11,894
	1,032,820	—	6	—	1,032,826
JNL/DoubleLine Core Fixed Income Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	782,812	13,382	—	796,194
Corporate Bonds And Notes	—	822,786	—	—	822,786
Senior Loan Interests	—	155,462	7,225	—	162,687
Government And Agency Obligations	—	1,585,815	—	—	1,585,815
Other Equity Interests	—	—	—	—	—
Short Term Investments	49,991	6,493	—	—	56,484
	49,991	3,353,368	20,607	—	3,423,966
Liabilities - Securities
Senior Loan Interests[3]	—	(7)	(4)	—	(11)
	—	(7)	(4)	—	(11)
JNL/DoubleLine Emerging Markets Fixed Income Fund
Assets - Securities
Corporate Bonds And Notes	—	423,386	—	—	423,386
Government And Agency Obligations	—	70,702	—	—	70,702
Short Term Investments	18,177	—	—	—	18,177
	18,177	494,088	—	—	512,265
JNL/DoubleLine Shiller Enhanced CAPE Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	724,013	1,953	—	725,966
Corporate Bonds And Notes	—	217,070	—	—	217,070
Senior Loan Interests	—	118,572	5,380	—	123,952
Government And Agency Obligations	—	350,914	—	—	350,914
Short Term Investments	23,708	46,984	—	—	70,692
	23,708	1,457,553	7,333	—	1,488,594
Liabilities - Securities
Senior Loan Interests[3]	—	(4)	(4)	—	(8)
	—	(4)	(4)	—	(8)
Assets - Investments in Other Financial Instruments[2]
OTC Total Return Swap Agreements	—	881	—	—	881
	—	881	—	—	881
Liabilities - Investments in Other Financial Instruments[2]
OTC Total Return Swap Agreements	—	(119,446)	—	—	(119,446)
	—	(119,446)	—	—	(119,446)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/First State Global Infrastructure Fund
Assets - Securities
Common Stocks
Australia	—	63,025	—	—	63,025
Brazil	21,360	—	—	—	21,360
Canada	75,111	—	—	—	75,111
China	—	19,859	—	—	19,859
France	—	19,884	—	—	19,884
Hong Kong	—	9,870	—	—	9,870
Italy	—	27,999	—	—	27,999
Japan	—	72,856	—	—	72,856
Mexico	15,263	—	—	—	15,263
Spain	—	41,113	—	—	41,113
United Kingdom	—	54,037	—	—	54,037
United States of America	436,669	—	—	—	436,669
Short Term Investments	45,609	—	—	—	45,609
	594,012	308,643	—	—	902,655
JNL/FPA + DoubleLine Flexible Allocation Fund
Assets - Securities
Common Stocks	800,547	226,695	384	—	1,027,626
Preferred Stocks	11,909	—	—	—	11,909
Non-U.S. Government Agency Asset-Backed Securities	—	197,830	—	—	197,830
Corporate Bonds And Notes	—	110,637	—	—	110,637
Senior Loan Interests	—	30,427	1,795	—	32,222
Government And Agency Obligations	—	195,079	—	—	195,079
Investment Companies	37,012	—	—	—	37,012
Short Term Investments	60,590	—	—	—	60,590
	910,058	760,668	2,179	—	1,672,905
Liabilities - Securities
Common Stocks	—	(5,122)	—	—	(5,122)
Preferred Stocks	(8,381)	—	—	—	(8,381)
Senior Loan Interests[3]	—	(2)	(2)	—	(4)
Investment Companies	(41,746)	—	—	—	(41,746)
	(50,127)	(5,124)	(2)	—	(55,253)
JNL/Franklin Templeton Global Fund
Assets - Securities
Common Stocks
Canada	19,335	—	—	—	19,335
China	22,269	22,018	—	—	44,287
Denmark	—	19,945	—	—	19,945
France	—	59,359	—	—	59,359
Germany	—	48,097	—	—	48,097
Hong Kong	—	23,016	—	—	23,016
India	—	14,438	—	—	14,438
Indonesia	—	3,343	—	—	3,343
Ireland	14,819	3,349	—	—	18,168
Israel	12,237	—	—	—	12,237
Italy	—	14,521	—	—	14,521
Japan	—	53,729	—	—	53,729
Luxembourg	—	18,317	—	—	18,317
Netherlands	—	48,564	—	—	48,564
Singapore	—	16,626	—	—	16,626
South Korea	9,886	16,311	—	—	26,197
Spain	—	8,391	—	—	8,391
Sweden	—	4,664	—	—	4,664
Switzerland	—	25,643	—	—	25,643
Thailand	—	11,880	—	—	11,880
United Kingdom	—	69,361	—	—	69,361
United States of America	230,386	—	—	—	230,386
Short Term Investments	47,760	—	—	—	47,760
	356,692	481,572	—	—	838,264
JNL/Franklin Templeton Global Multisector Bond Fund
Assets - Securities
Corporate Bonds And Notes	—	612	—	—	612
Government And Agency Obligations	—	812,006	—	—	812,006
Common Stocks	352	—	97	—	449
Warrants	—	—	—	—	—
Short Term Investments	206,375	482,189	—	—	688,564
	206,727	1,294,807	97	—	1,501,631
Assets - Investments in Other Financial Instruments[2]
Centrally Cleared Interest Rate Swap Agreements	—	16,737	—	—	16,737
Open Forward Foreign Currency Contracts	—	6,523	—	—	6,523
	—	23,260	—	—	23,260

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Franklin Templeton Global Multisector Bond Fund (continued)
Liabilities - Investments in Other Financial Instruments[2]
Centrally Cleared Interest Rate Swap Agreements	—	(1,697)	—	—	(1,697)
Open Forward Foreign Currency Contracts	—	(14,517)	—	—	(14,517)
	—	(16,214)	—	—	(16,214)
JNL/Franklin Templeton Income Fund
Assets - Securities
Equity Linked Structured Notes	—	203,341	—	—	203,341
Common Stocks	701,970	78,707	—	—	780,677
Preferred Stocks	1,050	—	—	—	1,050
Corporate Bonds And Notes	—	779,934	—	—	779,934
Senior Loan Interests	—	77,960	2,912	—	80,872
Government And Agency Obligations	—	170,415	—	—	170,415
Other Equity Interests	—	—	1	—	1
Short Term Investments	263,853	—	—	—	263,853
	966,873	1,310,357	2,913	—	2,280,143
JNL/Franklin Templeton International Small Cap Fund
Assets - Securities
Common Stocks	117,028	412,432	—	—	529,460
Preferred Stocks	1,544	—	—	—	1,544
Short Term Investments	37,070	—	—	—	37,070
	155,642	412,432	—	—	568,074
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	1	—	—	1
	—	1	—	—	1
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	—	—	—	—
	—	—	—	—	—
JNL/Franklin Templeton Mutual Shares Fund
Assets - Securities
Common Stocks	724,869	87,312	—	—	812,181
Warrants	80	—	—	—	80
Corporate Bonds And Notes	—	26,363	—	—	26,363
Senior Loan Interests	—	10,141	—	—	10,141
Other Equity Interests	—	81	—	—	81
Short Term Investments	114,091	5,992	—	—	120,083
	839,040	129,889	—	—	968,929
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	464	—	—	464
	—	464	—	—	464
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(68)	—	—	(68)
	—	(68)	—	—	(68)
JNL/Goldman Sachs Core Plus Bond Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	156,569	4,374	—	160,943
Corporate Bonds And Notes	—	348,322	—	—	348,322
Government And Agency Obligations	—	506,366	—	—	506,366
Other Equity Interests	—	—	—	—	—
Common Stocks	—	—	—	—	—
Short Term Investments	38,011	—	—	—	38,011
	38,011	1,011,257	4,374	—	1,053,642
Liabilities - Securities
Government And Agency Obligations	—	(40,898)	—	—	(40,898)
	—	(40,898)	—	—	(40,898)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	2,625	—	—	—	2,625
Centrally Cleared Interest Rate Swap Agreements	—	3,445	—	—	3,445
Centrally Cleared Credit Default Swap Agreements	—	1	—	—	1
OTC Purchased Options	—	1,340	—	—	1,340
Open Forward Foreign Currency Contracts	—	1,545	—	—	1,545
OTC Credit Default Swap Agreements	—	37	—	—	37
	2,625	6,368	—	—	8,993
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(2,127)	—	—	—	(2,127)
Centrally Cleared Interest Rate Swap Agreements	—	(2,667)	—	—	(2,667)
Centrally Cleared Credit Default Swap Agreements	—	(237)	—	—	(237)
OTC Written Options	—	(1,017)	—	—	(1,017)
Open Forward Foreign Currency Contracts	—	(1,787)	—	—	(1,787)
OTC Credit Default Swap Agreements	—	(499)	—	—	(499)
	(2,127)	(6,207)	—	—	(8,334)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Goldman Sachs Emerging Markets Debt Fund
Assets - Securities
Corporate Bonds And Notes	—	64,465	—	—	64,465
Government And Agency Obligations	—	159,394	—	—	159,394
Credit Linked Structured Notes	—	17,590	—	—	17,590
Common Stocks	—	25	—	—	25
Short Term Investments	22,074	1,669	—	—	23,743
	22,074	243,143	—	—	265,217
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	284	—	—	—	284
Centrally Cleared Interest Rate Swap Agreements	—	1,482	—	—	1,482
Open Forward Foreign Currency Contracts	—	2,055	—	—	2,055
OTC Interest Rate Swap Agreements	—	67	—	—	67
OTC Credit Default Swap Agreements	—	60	—	—	60
OTC Non-Deliverable Bond Forward Contracts	—	33	—	—	33
	284	3,697	—	—	3,981
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(635)	—	—	—	(635)
Centrally Cleared Interest Rate Swap Agreements	—	(832)	—	—	(832)
Open Forward Foreign Currency Contracts	—	(1,076)	—	—	(1,076)
OTC Interest Rate Swap Agreements	—	(54)	—	—	(54)
OTC Credit Default Swap Agreements	—	(610)	—	—	(610)
	(635)	(2,572)	—	—	(3,207)
JNL/GQG Emerging Markets Equity Fund
Assets - Securities
Participatory Notes	—	20,427	—	—	20,427
Common Stocks	79,020	349,178	—	—	428,198
Preferred Stocks	9,647	—	—	—	9,647
Short Term Investments	2,195	—	—	—	2,195
	90,862	369,605	—	—	460,467
JNL/Harris Oakmark Global Equity Fund
Assets - Securities
Common Stocks
China	12,604	—	—	—	12,604
France	—	47,381	—	—	47,381
Germany	—	90,674	—	—	90,674
Japan	—	19,041	—	—	19,041
Mexico	16,250	—	—	—	16,250
Netherlands	—	32,325	—	—	32,325
South Africa	—	28,586	—	—	28,586
South Korea	—	13,845	—	—	13,845
Switzerland	—	140,188	—	—	140,188
Taiwan	—	13,164	—	—	13,164
United Kingdom	40,036	44,210	—	—	84,246
United States of America	297,446	—	—	—	297,446
Short Term Investments	13,545	—	—	—	13,545
	379,881	429,414	—	—	809,295
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	562	—	—	562
	—	562	—	—	562
JNL/Heitman U.S. Focused Real Estate Fund
Assets - Securities
Common Stocks	140,341	—	—	—	140,341
Short Term Investments	2,046	—	—	—	2,046
	142,387	—	—	—	142,387
JNL/Invesco China-India Fund
Assets - Securities
Common Stocks	82,606	438,811	—	—	521,417
Short Term Investments	6,194	—	—	—	6,194
	88,800	438,811	—	—	527,611
JNL/Invesco Diversified Dividend Fund
Assets - Securities
Common Stocks	370,631	72,123	—	—	442,754
Short Term Investments	48,118	—	—	—	48,118
	418,749	72,123	—	—	490,872
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(207)	—	—	(207)
	—	(207)	—	—	(207)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Invesco Global Real Estate Fund
Assets - Securities
Common Stocks
Australia	—	52,342	—	—	52,342
Brazil	7,387	—	—	—	7,387
Canada	22,826	—	—	—	22,826
Chile	1,090	—	—	—	1,090
China	—	26,076	—	—	26,076
France	—	10,623	—	—	10,623
Germany	—	61,030	—	—	61,030
Hong Kong	—	140,439	—	—	140,439
India	—	2,148	—	—	2,148
Indonesia	—	3,383	—	—	3,383
Ireland	—	3,986	—	—	3,986
Japan	—	132,132	—	—	132,132
Luxembourg	—	11,205	—	—	11,205
Malaysia	—	4,208	—	—	4,208
Malta	—	—	4	—	4
Mexico	5,328	—	—	—	5,328
Netherlands	—	17,834	—	—	17,834
Philippines	—	10,624	—	—	10,624
Singapore	—	33,074	—	—	33,074
South Africa	—	12,063	—	—	12,063
Spain	—	11,426	—	—	11,426
Sweden	—	21,341	—	—	21,341
Switzerland	—	8,955	—	—	8,955
Thailand	—	7,339	—	—	7,339
Turkey	—	612	—	—	612
United Arab Emirates	—	1,505	—	—	1,505
United Kingdom	—	48,997	—	—	48,997
United States of America	605,628	—	—	—	605,628
Short Term Investments	17,461	—	—	—	17,461
	659,720	621,342	4	—	1,281,066
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(5)	—	—	(5)
	—	(5)	—	—	(5)
JNL/Invesco International Growth Fund
Assets - Securities
Common Stocks	235,407	762,754	—	—	998,161
Short Term Investments	50,124	—	—	—	50,124
	285,531	762,754	—	—	1,048,285
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(27)	—	—	(27)
	—	(27)	—	—	(27)
JNL/Invesco Small Cap Growth Fund
Assets - Securities
Common Stocks	1,690,756	—	—	—	1,690,756
Short Term Investments	97,934	—	—	—	97,934
	1,788,690	—	—	—	1,788,690
JNL/JPMorgan Hedged Equity Fund
Assets - Securities
Common Stocks	96,649	—	—	—	96,649
Short Term Investments	20,266	—	—	—	20,266
	116,915	—	—	—	116,915
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	40	—	—	—	40
Exchange Traded Purchased Options	2,275	—	—	—	2,275
	2,315	—	—	—	2,315
Liabilities - Investments in Other Financial Instruments[2]
Exchange Traded Written Options	(2,661)	—	—	—	(2,661)
	(2,661)	—	—	—	(2,661)
JNL/JPMorgan MidCap Growth Fund
Assets - Securities
Common Stocks	1,810,161	—	—	—	1,810,161
Short Term Investments	51,958	—	—	—	51,958
	1,862,119	—	—	—	1,862,119
JNL/JPMorgan U.S. Government & Quality Bond Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	69,773	—	—	69,773
Corporate Bonds And Notes	—	42,320	—	—	42,320
Government And Agency Obligations	—	866,674	—	—	866,674
Short Term Investments	89,043	—	—	—	89,043
	89,043	978,767	—	—	1,067,810

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Lazard Emerging Markets Fund
Assets - Securities
Common Stocks	230,126	494,006	—	—	724,132
Short Term Investments	27,956	—	—	—	27,956
	258,082	494,006	—	—	752,088
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	—	—	—	—
	—	—	—	—	—
JNL/Loomis Sayles Global Growth Fund
Assets - Securities
Common Stocks	170,511	78,742	—	—	249,253
Short Term Investments	2,468	—	—	—	2,468
	172,979	78,742	—	—	251,721
JNL/Mellon Capital Consumer Staples Sector Fund
Assets - Securities
Common Stocks	63,427	—	—	—	63,427
Short Term Investments	1,120	30	—	—	1,150
	64,547	30	—	—	64,577
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(25)	—	—	—	(25)
	(25)	—	—	—	(25)
JNL/Mellon Capital Emerging Markets Index Fund
Assets - Securities
Common Stocks	174,285	862,202	962	—	1,037,449
Preferred Stocks	43,525	—	—	—	43,525
Rights	—	3	—	—	3
Short Term Investments	20,666	757	—	—	21,423
	238,476	862,962	962	—	1,102,400
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(103)	—	—	—	(103)
	(103)	—	—	—	(103)
JNL/Mellon Capital European 30 Fund
Assets - Securities
Common Stocks	—	334,252	—	—	334,252
Preferred Stocks	—	14,549	—	—	14,549
Short Term Investments	7,185	90	—	—	7,275
	7,185	348,891	—	—	356,076
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	9	—	—	9
	—	9	—	—	9
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(10)	—	—	—	(10)
Open Forward Foreign Currency Contracts	—	(4)	—	—	(4)
	(10)	(4)	—	—	(14)
JNL/Mellon Capital Industrials Sector Fund
Assets - Securities
Common Stocks	29,821	—	—	—	29,821
Investment Companies	66	—	—	—	66
Short Term Investments	538	19	—	—	557
	30,425	19	—	—	30,444
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(7)	—	—	—	(7)
	(7)	—	—	—	(7)
JNL/Mellon Capital Materials Sector Fund
Assets - Securities
Common Stocks	16,605	—	—	—	16,605
Rights	—	—	1	—	1
Investment Companies	15	—	—	—	15
Short Term Investments	1,599	8	—	—	1,607
	18,219	8	1	—	18,228
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(1)	—	—	—	(1)
	(1)	—	—	—	(1)
JNL/Mellon Capital Pacific Rim 30 Fund
Assets - Securities
Common Stocks	—	224,762	—	—	224,762
Investment Companies	1,229	—	—	—	1,229
Short Term Investments	2,705	85	—	—	2,790
	3,934	224,847	—	—	228,781
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	2	—	—	—	2
Open Forward Foreign Currency Contracts	—	53	—	—	53
	2	53	—	—	55

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Mellon Capital Pacific Rim 30 Fund (continued)
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(35)	—	—	—	(35)
Open Forward Foreign Currency Contracts	—	(41)	—	—	(41)
	(35)	(41)	—	—	(76)
JNL/Mellon Capital Real Estate Sector Fund
Assets - Securities
Common Stocks	46,268	—	—	—	46,268
Investment Companies	70	—	—	—	70
Short Term Investments	2,178	20	—	—	2,198
	48,516	20	—	—	48,536
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(26)	—	—	—	(26)
	(26)	—	—	—	(26)
JNL/Mellon Capital S&P 500 Index Fund
Assets - Securities
Common Stocks	6,967,597	—	—	—	6,967,597
Short Term Investments	212,520	422,812	—	—	635,332
	7,180,117	422,812	—	—	7,602,929
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(1,434)	—	—	—	(1,434)
	(1,434)	—	—	—	(1,434)
JNL S&P 500 Index Fund
Assets - Securities
Common Stocks	27,698	—	—	—	27,698
Investment Companies	450	—	—	—	450
Short Term Investments	559	25	—	—	584
	28,707	25	—	—	28,732
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(2)	—	—	—	(2)
	(2)	—	—	—	(2)
JNL/Mellon Capital S&P 400 MidCap Index Fund
Assets - Securities
Common Stocks	2,613,892	—	—	—	2,613,892
Short Term Investments	137,442	1,643	—	—	139,085
	2,751,334	1,643	—	—	2,752,977
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(436)	—	—	—	(436)
	(436)	—	—	—	(436)
JNL/Mellon Capital S&P 1500 Growth Index Fund
Assets - Securities
Common Stocks	135,382	—	—	—	135,382
Investment Companies	3	—	—	—	3
Short Term Investments	1,844	55	—	—	1,899
	137,229	55	—	—	137,284
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	—	—	—	—	—
	—	—	—	—	—
JNL/Mellon Capital S&P 1500 Value Index Fund
Assets - Securities
Common Stocks	34,131	—	—	—	34,131
Rights	—	—	—	—	—
Investment Companies	130	—	—	—	130
Short Term Investments	1,079	8	—	—	1,087
	35,340	8	—	—	35,348
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(2)	—	—	—	(2)
	(2)	—	—	—	(2)
JNL/Mellon Capital Small Cap Index Fund
Assets - Securities
Common Stocks	2,148,734	—	—	—	2,148,734
Rights	—	—	178	—	178
Short Term Investments	112,496	453	—	—	112,949
	2,261,230	453	178	—	2,261,861
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(165)	—	—	—	(165)
	(165)	—	—	—	(165)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Mellon Capital International Index Fund
Assets - Securities
Common Stocks	11,693	1,541,587	—	—	1,553,280
Preferred Stocks	8,695	1,845	—	—	10,540
Rights	78	—	—	—	78
Short Term Investments	19,813	886	—	—	20,699
	40,279	1,544,318	—	—	1,584,597
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	13	—	—	—	13
Open Forward Foreign Currency Contracts	—	126	—	—	126
	13	126	—	—	139
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(236)	—	—	—	(236)
Open Forward Foreign Currency Contracts	—	(40)	—	—	(40)
	(236)	(40)	—	—	(276)
JNL/Mellon Capital MSCI KLD 400 Social Index Fund
Assets - Securities
Common Stocks	28,509	—	—	—	28,509
Short Term Investments	449	10	—	—	459
	28,958	10	—	—	28,968
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(2)	—	—	—	(2)
	(2)	—	—	—	(2)
JNL/Mellon Capital Bond Index Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	21,579	—	—	21,579
Corporate Bonds And Notes	—	271,398	—	—	271,398
Government And Agency Obligations	—	787,094	—	—	787,094
Short Term Investments	82,357	—	—	—	82,357
	82,357	1,080,071	—	—	1,162,428
Liabilities - Securities
Government And Agency Obligations	—	(3,861)	—	—	(3,861)
	—	(3,861)	—	—	(3,861)
JNL/Mellon Capital Utilities Sector Fund
Assets - Securities
Common Stocks	169,057	—	—	—	169,057
Investment Companies	63	—	—	—	63
Short Term Investments	3,816	44	—	—	3,860
	172,936	44	—	—	172,980
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(59)	—	—	—	(59)
	(59)	—	—	—	(59)
JNL/MFS Mid Cap Value Fund
Assets - Securities
Common Stocks	1,187,646	—	—	—	1,187,646
Short Term Investments	20,601	—	—	—	20,601
	1,208,247	—	—	—	1,208,247
JNL/Morningstar Wide Moat Index Fund
Assets - Securities
Common Stocks	466,853	—	—	—	466,853
Short Term Investments	10,615	413	—	—	11,028
	477,468	413	—	—	477,881
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	215	—	—	—	215
	215	—	—	—	215
JNL Multi-Manager Alternative Fund
Assets - Securities
Common Stocks	372,823	61,509	4,083	—	438,415
Preferred Stocks	6,553	—	—	—	6,553
Rights	210	—	13	—	223
Warrants	219	1	5	—	225
Non-U.S. Government Agency Asset-Backed Securities	—	91,968	1,405	—	93,373
Corporate Bonds And Notes	—	204,555	—	—	204,555
Senior Loan Interests	—	61,929	4,434	—	66,363
Government And Agency Obligations	—	94,908	—	—	94,908
Other Equity Interests	—	30	—	—	30
Investment Companies	24,250	—	—	—	24,250
Short Term Investments	208,940	668	—	—	209,608
	612,995	515,568	9,940	—	1,138,503

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL Multi-Manager Alternative Fund (continued)
Liabilities - Securities
Common Stocks	(121,410)	(4,136)	(785)	—	(126,331)
Preferred Stocks	(477)	—	—	—	(477)
Investment Companies	(9,464)	—	—	—	(9,464)
	(131,351)	(4,136)	(785)	—	(136,272)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	6,542	—	—	—	6,542
Centrally Cleared Interest Rate Swap Agreements	—	2,018	—	—	2,018
Centrally Cleared Credit Default Swap Agreements	—	20	—	—	20
Exchange Traded Futures Options	34	—	—	—	34
Exchange Traded Purchased Options	411	—	—	—	411
OTC Purchased Options	—	258	—	—	258
Open Forward Foreign Currency Contracts	—	2,212	—	—	2,212
OTC Interest Rate Swap Agreements	—	1,813	—	—	1,813
OTC Credit Default Swap Agreements	—	11	—	—	11
OTC Contracts for Difference	—	1,306	—	—	1,306
OTC Total Return Swap Agreements	—	945	224	—	1,169
	6,987	8,583	224	—	15,794
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(5,632)	—	—	—	(5,632)
Centrally Cleared Interest Rate Swap Agreements	—	(2,079)	—	—	(2,079)
Centrally Cleared Credit Default Swap Agreements	—	(423)	—	—	(423)
Exchange Traded Futures Options	(11)	—	—	—	(11)
Exchange Traded Written Options	(785)	—	—	—	(785)
OTC Written Options	—	(126)	—	—	(126)
Open Forward Foreign Currency Contracts	—	(1,440)	—	—	(1,440)
OTC Contracts for Difference	—	(1,116)	—	—	(1,116)
OTC Total Return Swap Agreements	—	(6,511)	(50)	—	(6,561)
	(6,428)	(11,695)	(50)	—	(18,173)
JNL Multi-Manager International Small Cap Fund
Assets - Securities
Common Stocks	28,734	212,663	—	—	241,397
Preferred Stocks	698	—	—	—	698
Warrants	—	—	1,676	—	1,676
Short Term Investments	6,746	—	—	—	6,746
	36,178	212,663	1,676	—	250,517
JNL Multi-Manager Mid Cap Fund
Assets - Securities
Common Stocks	887,683	—	—	—	887,683
Short Term Investments	21,063	—	—	—	21,063
	908,746	—	—	—	908,746
JNL Multi-Manager Small Cap Growth Fund
Assets - Securities
Common Stocks	1,757,425	33,845	—	—	1,791,270
Short Term Investments	129,804	—	—	—	129,804
	1,887,229	33,845	—	—	1,921,074
JNL Multi-Manager Small Cap Value Fund
Assets - Securities
Common Stocks	1,051,450	—	—	—	1,051,450
Short Term Investments	76,429	—	—	—	76,429
	1,127,879	—	—	—	1,127,879
JNL/Neuberger Berman Strategic Income Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	85,033	—	—	85,033
Corporate Bonds And Notes	—	286,528	—	—	286,528
Senior Loan Interests	—	15,491	35	—	15,526
Government And Agency Obligations	—	380,314	—	—	380,314
Common Stocks	55	—	—	—	55
Short Term Investments	31,612	15,302	—	—	46,914
	31,667	782,668	35	—	814,370
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	2,161	—	—	—	2,161
Open Forward Foreign Currency Contracts	—	485	—	—	485
	2,161	485	—	—	2,646
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(6,055)	—	—	—	(6,055)
Open Forward Foreign Currency Contracts	—	(25)	—	—	(25)
	(6,055)	(25)	—	—	(6,080)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Oppenheimer Emerging Markets Innovator Fund
Assets - Securities
Common Stocks	90,206	346,689	3,078	—	439,973
Preferred Stocks	2,945	—	—	—	2,945
Short Term Investments	40,399	—	—	—	40,399
	133,550	346,689	3,078	—	483,317
JNL/Oppenheimer Global Growth Fund
Assets - Securities
Common Stocks
Brazil	5,969	—	—	—	5,969
China	46,537	—	—	—	46,537
Denmark	—	11,987	—	—	11,987
France	—	145,885	—	—	145,885
Germany	—	144,385	—	—	144,385
India	23,151	47,079	—	—	70,230
Italy	—	6,173	—	—	6,173
Japan	—	297,627	—	—	297,627
Netherlands	5,067	73,929	—	—	78,996
Spain	—	42,290	—	—	42,290
Sweden	—	41,475	—	—	41,475
Switzerland	—	51,073	—	—	51,073
United Kingdom	22,099	105,788	—	—	127,887
United States of America	1,068,818	—	—	—	1,068,818
Preferred Stocks	35,364	—	—	—	35,364
Short Term Investments	41,092	—	—	—	41,092
	1,248,097	967,691	—	—	2,215,788
JNL/PIMCO Income Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	272,855	—	—	272,855
Corporate Bonds And Notes	—	319,254	—	—	319,254
Senior Loan Interests	—	32,912	298	—	33,210
Government And Agency Obligations	—	332,125	—	—	332,125
Other Equity Interests	—	—	—	—	—
Short Term Investments	5,765	196,455	—	—	202,220
	5,765	1,153,601	298	—	1,159,664
Liabilities - Securities
Government And Agency Obligations	—	(2,438)	—	—	(2,438)
	—	(2,438)	—	—	(2,438)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	6,617	—	—	—	6,617
Centrally Cleared Interest Rate Swap Agreements	—	3,809	—	—	3,809
Centrally Cleared Credit Default Swap Agreements	—	433	—	—	433
Open Forward Foreign Currency Contracts	—	4,500	—	—	4,500
OTC Credit Default Swap Agreements	—	94	—	—	94
OTC Total Return Swap Agreements	—	10	—	—	10
	6,617	8,846	—	—	15,463
Liabilities - Investments in Other Financial Instruments[2]
Centrally Cleared Interest Rate Swap Agreements	—	(7,244)	—	—	(7,244)
Centrally Cleared Credit Default Swap Agreements	—	(209)	—	—	(209)
OTC Written Options	—	(187)	—	—	(187)
Open Forward Foreign Currency Contracts	—	(5,196)	—	—	(5,196)
OTC Credit Default Swap Agreements	—	(792)	—	—	(792)
OTC Total Return Swap Agreements	—	(2,176)	—	—	(2,176)
	—	(15,804)	—	—	(15,804)
JNL/PIMCO Real Return Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	163,133	—	—	163,133
Corporate Bonds And Notes	—	173,130	—	—	173,130
Government And Agency Obligations	—	2,249,556	—	—	2,249,556
Preferred Stocks	631	—	—	—	631
Short Term Investments	1,411	87,984	—	—	89,395
	2,042	2,673,803	—	—	2,675,845
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	1,716	—	—	—	1,716
Centrally Cleared Interest Rate Swap Agreements	—	10,945	—	—	10,945
Centrally Cleared Credit Default Swap Agreements	—	633	—	—	633
Exchange Traded Purchased Options	9	—	—	—	9
OTC Purchased Options	—	2	—	—	2
Open Forward Foreign Currency Contracts	—	5,839	—	—	5,839
OTC Credit Default Swap Agreements	—	310	—	—	310
	1,725	17,729	—	—	19,454

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/PIMCO Real Return Fund (continued)
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(9,802)	—	—	—	(9,802)
Centrally Cleared Interest Rate Swap Agreements	—	(6,398)	—	—	(6,398)
Centrally Cleared Credit Default Swap Agreements	—	(10)	—	—	(10)
Exchange Traded Futures Options	—	—	—	—	—
Exchange Traded Written Options	(167)	—	—	—	(167)
OTC Written Options	—	(250)	—	—	(250)
Open Forward Foreign Currency Contracts	—	(2,195)	—	—	(2,195)
OTC Interest Rate Swap Agreements	—	(1,986)	—	—	(1,986)
	(9,969)	(10,839)	—	—	(20,808)
JNL/PPM America Floating Rate Income Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	2,277	—	—	2,277
Corporate Bonds And Notes	—	31,365	—	—	31,365
Senior Loan Interests	—	1,465,487	48,827	—	1,514,314
Other Equity Interests	—	39	—	—	39
Common Stocks	1,474	—	2,556	—	4,030
Warrants	—	—	45	—	45
Investment Companies	1,236	—	—	—	1,236
Short Term Investments	38,886	—	—	—	38,886
	41,596	1,499,168	51,428	—	1,592,192
Liabilities - Securities
Senior Loan Interests[3]	—	(15)	(18)	—	(33)
	—	(15)	(18)	—	(33)
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(275)	—	—	—	(275)
	(275)	—	—	—	(275)
JNL/PPM America High Yield Bond Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	12,956	—	—	12,956
Corporate Bonds And Notes	—	1,615,897	30,056	—	1,645,953
Senior Loan Interests	—	83,772	15,161	—	98,933
Government And Agency Obligations	—	13,599	—	—	13,599
Preferred Stocks	2,428	—	—	—	2,428
Other Equity Interests	—	—	—	—	—
Common Stocks	70,971	—	2	—	70,973
Investment Companies	33,998	—	—	—	33,998
Short Term Investments	243,264	—	—	—	243,264
	350,661	1,726,224	45,219	—	2,122,104
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(3,402)	—	—	—	(3,402)
	(3,402)	—	—	—	(3,402)
JNL/PPM America Mid Cap Value Fund
Assets - Securities
Common Stocks	514,120	—	—	—	514,120
Short Term Investments	17,858	—	—	—	17,858
	531,978	—	—	—	531,978
JNL/PPM America Small Cap Value Fund
Assets - Securities
Common Stocks	569,597	—	—	—	569,597
Short Term Investments	12,756	—	—	—	12,756
	582,353	—	—	—	582,353
JNL/PPM America Total Return Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	134,096	—	—	134,096
Corporate Bonds And Notes	—	477,313	7,104	—	484,417
Senior Loan Interests	—	22,837	—	—	22,837
Government And Agency Obligations	—	462,421	—	—	462,421
Short Term Investments	18,427	—	—	—	18,427
	18,427	1,096,667	7,104	—	1,122,198
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	3,482	—	—	—	3,482
	3,482	—	—	—	3,482
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(3,591)	—	—	—	(3,591)
Centrally Cleared Credit Default Swap Agreements	—	(183)	—	—	(183)
	(3,591)	(183)	—	—	(3,774)
JNL/PPM America Value Equity Fund
Assets - Securities
Common Stocks	178,153	—	—	—	178,153
Short Term Investments	2,592	—	—	—	2,592
	180,745	—	—	—	180,745

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/S&P Competitive Advantage Fund
Assets - Securities
Common Stocks	2,384,927	—	—	—	2,384,927
Short Term Investments	35,674	95,518	—	—	131,192
	2,420,601	95,518	—	—	2,516,119
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(169)	—	—	—	(169)
	(169)	—	—	—	(169)
JNL/S&P Dividend Income & Growth Fund
Assets - Securities
Common Stocks	4,497,960	—	—	—	4,497,960
Short Term Investments	85,464	141,031	—	—	226,495
	4,583,424	141,031	—	—	4,724,455
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(369)	—	—	—	(369)
	(369)	—	—	—	(369)
JNL/S&P International 5 Fund
Assets - Securities
Common Stocks	4,707	39,776	—	—	44,483
Rights	12	—	—	—	12
Short Term Investments	992	20	—	—	1,012
	5,711	39,796	—	—	45,507
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	—	—	—	—
	—	—	—	—	—
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(5)	—	—	—	(5)
	(5)	—	—	—	(5)
JNL/S&P Intrinsic Value Fund
Assets - Securities
Common Stocks	2,166,147	—	—	—	2,166,147
Short Term Investments	40,239	971	—	—	41,210
	2,206,386	971	—	—	2,207,357
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(291)	—	—	—	(291)
	(291)	—	—	—	(291)
JNL/S&P Mid 3 Fund
Assets - Securities
Common Stocks	211,914	—	—	—	211,914
Short Term Investments	20,918	70	—	—	20,988
	232,832	70	—	—	232,902
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(13)	—	—	—	(13)
	(13)	—	—	—	(13)
JNL/S&P Total Yield Fund
Assets - Securities
Common Stocks	1,838,869	—	—	—	1,838,869
Short Term Investments	41,001	1,334	—	—	42,335
	1,879,870	1,334	—	—	1,881,204
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(464)	—	—	—	(464)
	(464)	—	—	—	(464)
JNL/Scout Unconstrained Bond Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	52,740	—	—	52,740
Corporate Bonds And Notes	—	93,602	—	—	93,602
Government And Agency Obligations	—	204,961	—	—	204,961
Short Term Investments	36,805	4,904	—	—	41,709
	36,805	356,207	—	—	393,012
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	1,771	—	—	—	1,771
Centrally Cleared Credit Default Swap Agreements	—	3	—	—	3
	1,771	3	—	—	1,774
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(1,088)	—	—	—	(1,088)
Centrally Cleared Credit Default Swap Agreements	—	(573)	—	—	(573)
	(1,088)	(573)	—	—	(1,661)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/T. Rowe Price Established Growth Fund
Assets - Securities
Common Stocks	8,156,812	195,169	8,774	—	8,360,755
Preferred Stocks	—	—	35,355	—	35,355
Corporate Bonds And Notes	—	13,017	—	—	13,017
Short Term Investments	41,938	—	—	—	41,938
	8,198,750	208,186	44,129	—	8,451,065
JNL/T. Rowe Price Managed Volatility Balanced Fund
Assets - Securities
Common Stocks	191,310	84,088	115	—	275,513
Preferred Stocks	838	—	—	—	838
Non-U.S. Government Agency Asset-Backed Securities	—	11,434	—	—	11,434
Corporate Bonds And Notes	—	60,108	—	—	60,108
Senior Loan Interests	—	576	—	—	576
Government And Agency Obligations	—	79,312	—	—	79,312
Investment Companies	205	—	—	—	205
Short Term Investments	52,661	51	—	—	52,712
	245,014	235,569	115	—	480,698
Liabilities - Securities
Government And Agency Obligations	—	(1,045)	—	—	(1,045)
	—	(1,045)	—	—	(1,045)
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	—	—	—	—
	—	—	—	—	—
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(4,391)	—	—	—	(4,391)
Open Forward Foreign Currency Contracts	—	—	—	—	—
	(4,391)	—	—	—	(4,391)
JNL/T. Rowe Price Mid-Cap Growth Fund
Assets - Securities
Common Stocks	4,787,201	481	3,060	—	4,790,742
Preferred Stocks	—	—	12,957	—	12,957
Short Term Investments	341,685	—	—	—	341,685
	5,128,886	481	16,017	—	5,145,384
JNL/T. Rowe Price Short-Term Bond Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	415,940	—	—	415,940
Corporate Bonds And Notes	—	821,490	—	—	821,490
Government And Agency Obligations	—	444,230	—	—	444,230
Short Term Investments	25,012	2,259	—	—	27,271
	25,012	1,683,919	—	—	1,708,931
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	2,192	—	—	—	2,192
Open Forward Foreign Currency Contracts	—	—	—	—	—
	2,192	—	—	—	2,192
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(2)	—	—	(2)
	—	(2)	—	—	(2)
JNL/T. Rowe Price Value Fund
Assets - Securities
Common Stocks	3,894,422	—	—	—	3,894,422
Preferred Stocks	47,919	—	—	—	47,919
Short Term Investments	31,606	—	—	—	31,606
	3,973,947	—	—	—	3,973,947
JNL/Vanguard Growth ETF Allocation Fund
Assets - Securities
Investment Companies	248,955	—	—	—	248,955
Short Term Investments	33,446	—	—	—	33,446
	282,401	—	—	—	282,401
JNL/Vanguard Moderate ETF Allocation Fund
Assets - Securities
Investment Companies	148,884	—	—	—	148,884
Short Term Investments	1,582	—	—	—	1,582
	150,466	—	—	—	150,466
JNL/Vanguard Moderate Growth ETF Allocation Fund
Assets - Securities
Investment Companies	223,648	—	—	—	223,648
Short Term Investments	7,684	—	—	—	7,684
	231,332	—	—	—	231,332

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Westchester Capital Event Driven Fund
Assets - Securities
Common Stocks	116,120	3,417	812	—	120,349
Preferred Stocks	7,275	—	—	—	7,275
Rights	374	—	14	—	388
Warrants	709	—	—	—	709
Investment Companies	14,344	—	—	—	14,344
Corporate Bonds And Notes	—	39,101	—	—	39,101
Senior Loan Interests	—	2,277	—	—	2,277
Other Equity Interests	—	—	31	—	31
Short Term Investments	17,758	—	—	—	17,758
	156,580	44,795	857	—	202,232
Liabilities - Securities
Common Stocks	(22,975)	(989)	(1,826)	—	(25,790)
	(22,975)	(989)	(1,826)	—	(25,790)
Assets - Investments in Other Financial Instruments[2]
Exchange Traded Purchased Options	3,050	—	—	—	3,050
OTC Purchased Options	—	39	—	—	39
Open Forward Foreign Currency Contracts	—	262	—	—	262
OTC Total Return Swap Agreements	—	10,310	331	—	10,641
	3,050	10,611	331	—	13,992
Liabilities - Investments in Other Financial Instruments[2]
Exchange Traded Written Options	(527)	—	—	—	(527)
Open Forward Foreign Currency Contracts	—	(55)	—	—	(55)
OTC Total Return Swap Agreements	—	(8,812)	(398)	—	(9,210)
	(527)	(8,867)	(398)	—	(9,792)
JNL/WMC Balanced Fund
Assets - Securities
Common Stocks	4,778,087	—	—	—	4,778,087
Non-U.S. Government Agency Asset-Backed Securities	—	401,533	8,150	—	409,683
Corporate Bonds And Notes	—	952,738	—	—	952,738
Government And Agency Obligations	—	1,246,354	—	—	1,246,354
Short Term Investments	112,361	13,208	—	—	125,569
	4,890,448	2,613,833	8,150	—	7,512,431
Liabilities - Securities
Government And Agency Obligations	—	(4,039)	—	—	(4,039)
	—	(4,039)	—	—	(4,039)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	908	—	—	—	908
	908	—	—	—	908
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(1,947)	—	—	—	(1,947)
	(1,947)	—	—	—	(1,947)
JNL/WMC Government Money Market Fund
Assets - Securities
Government And Agency Obligations	—	211,708	—	—	211,708
Short Term Investments	—	1,092,013	—	—	1,092,013
	—	1,303,721	—	—	1,303,721
JNL/WMC Value Fund
Assets - Securities
Common Stocks	1,204,939	19,740	—	—	1,224,679
Short Term Investments	18,523	—	—	—	18,523
	1,223,462	19,740	—	—	1,243,202

1 Certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments. Although there can be no assurance, in general, the fair value of the investment using the NAV per share practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale. As of December 31, 2018, no investments were valued using the NAV per share practical expedient.

2 Derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

3 Unfunded commitments in JNL/Crescent High Income Fund, JNL/Doubleline Core Fixed Income Fund, JNL/Doubleline Shiller Enhanced CAPE Fund, JNL/FPA + Doubleline Flexible Allocation Fund, and JNL/PPM America Floating Rate Income Fund are not reflected in the Schedules of Investments. Net unrealized appreciation (depreciation) is reflected as an asset or liability in the table. See Unfunded Commitments in the Schedules of Investments.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

The Funds recognize transfers between levels as of the beginning of the year for financial reporting purposes. The following table is a rollforward of individually significant securities by issuer Level 3 valuations (in thousands) and transfers by category for which significant unobservable inputs were used to determine fair value during the year ended December 31, 2018:

	Balance at Beginning of Year ($)	Transfers into Level 3 During the Year[2] ($)	Transfers out of Level 3 During the Year[2] ($)	Total Realized and Change in Unrealized Gain/(Loss) ($)	Purchases($)	(Sales) ($)	Balance at End of Year ($)	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Year[1] ($)
JNL/BlackRock Global Natural Resources Fund
Common Stocks	—	15,618[3]	(15,618)[3]	—	—	—	—	—
Common Stocks	—	12,647[4]	—	—	—	—	12,647[4]	—
Common Stocks	—	11,933[5]	—	—	—	—	11,933[5]	—
Common Stocks	—	7,595[6]	(7,595)[6]	—	—	—	—	—
JNL/DoubleLine Core Fixed Income Fund
Non-U.S. Government Agency Asset-Backed Securities	—	—	(50,000)[7]	—	50,000[7]	—	—	—
JNL/First State Global Infrastructure Fund
Common Stocks	—	56,600[8]	(56,600)[8]	—	—	—	—	—
JNL/Franklin Templeton Income Fund
Preferred Stocks	—	—	(24,908)[9]	—	24,908[9]	—	—	—
Preferred Stocks	—	—	(24,800)[10]	—	24,800[10]	—	—	—
JNL/Invesco China-India Fund
Common Stocks	—	8,119[11]	(8,119)[11]	—	—	—	—	—
JNL/Invesco International Growth Fund
Common Stocks	—	21,503[12]	(21,503)[12]	—	—	—	—	—
JNL/Mellon Capital Pacific Rim 30 Fund
Common Stocks	—	7,769[13]	(7,769)[13]	—	—	—	—	—
JNL Multi-Manager International Small Cap Fund
Common Stocks	—	1,956[14]	(1,956)[14]	—	—	—	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund
Common Stocks	—	7,879[15]	(7,879)[15]	—	—	—	—	—
JNL/Oppenheimer Global Growth Fund
Common Stocks	—	24,525[16]	(24,525)[16]	—	—	—	—	—

1 Reflects the change in unrealized appreciation/ (depreciation) for Level 3 investments held at December 31, 2018.

2  There were no significant transfers between Level 3 and Level 2 valuations during the year ended December 31, 2018 except for those noted.

3  During the year, the valuation of the common stocks held in JNL/BlackRock Global Natural Resources Fund were transferred from a Level 3 valuation to a Level 1 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 1 valuation. Previously they were valued using the last traded price due to a trading halt and considered a Level 3 valuation.

4 During the year, the valuation of the common stocks held in JNL/BlackRock Global Natural Resources Fund were transferred from a Level 2 valuation to a level 3 valuation. It was valued using the last traded price due to a trading halt and considered a Level 3 valuation. Previously, it was valued by an independent pricing service and was considered a Level 2 valuation.

5 During the year, the valuation of the common stocks held in JNL/BlackRock Global Natural Resources Fund were transferred from a Level 1 valuation to a level 3 valuation. It was valued using the last traded price due to a trading halt and considered a Level 3 valuation. Previously, it was valued by an independent pricing service and was considered a Level 1 valuation.

6 During the year, the valuation of the common stocks held in JNL/BlackRock Global Natural Resources Fund were transferred from a Level 3 valuation to a Level 1 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 1 valuation. Previously they were valued using the purchase price and considered a Level 3 valuation.

7 During the year, the valuation of the non-U.S. government agency asset-backed securities held in JNL/DoubleLine Core Fixed Income Fund were transferred from a Level 3 valuation to a Level 2 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2 valuation. Previously they were valued using the day lag price and considered a Level 3 valuation.

8 During the year, the valuation of the common stocks held in JNL/First State Global Infrastructure Fund were transferred from a Level 3 valuation to a Level 2 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2 valuation. Previously they were valued using the last traded price due to a trading halt and considered a Level 3 valuation.

9 During the year, the valuation of the preferred stocks held in JNL/Franklin Templeton Income Fund were transferred from a Level 3 valuation to a Level 2 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2 valuation. Previously they were valued using the purchase price and considered a Level 3 valuation.

10  During the year, the valuation of the preferred stocks held in JNL/Franklin Templeton Income Fund were transferred from a Level 3 valuation to a Level 2 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2 valuation. Previously they were valued using the purchase price and considered a Level 3 valuation.

11 During the year, the valuation of the common stocks held in JNL/Invesco China-India Fund were transferred from a Level 3 valuation to a Level 2 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2 valuation. Previously they were valued using the last traded price due to a trading halt and considered a Level 3 valuation.

12 During the year, the valuation of the common stocks held in JNL/Invesco International Growth Fund were transferred from a Level 3 valuation to a Level 2 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2 valuation. Previously they were valued using the last traded price due to a trading halt and considered a Level 3 valuation.

13 During the year, the valuation of the common stocks held in JNL/Mellon Capital Pacific Rim 30 Fund were transferred from a Level 3 valuation to a Level 2 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2 valuation. Previously they were valued using the last traded price due to a trading halt and considered a Level 3 valuation.

14 During the year, the valuation of the common stocks held in JNL Multi-Manager International Small Cap Fund were transferred from a Level 3 valuation to a Level 2 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2 valuation. Previously they were valued using the last traded price due to a trading halt and considered a Level 3 valuation.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

15 During the year, the valuation of the common stocks held in JNL/Oppenheimer Emerging Markets Innovator Fund were transferred from a Level 3 valuation to a Level 2 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2 valuation. Previously they were valued using the last traded price due to a trading halt and considered a Level 3 valuation.

16 During the year, the valuation of the common stocks held in JNL/Oppenheimer Global Growth Fund were transferred from a Level 3 valuation to a Level 1 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 1 valuation. Previously they were valued using the last traded price due to a trading halt and considered a Level 3 valuation.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. All Funds, except JNL/PPM America Floating Rate Income Fund and JNL/WMC Government Money Market Fund, participate in agency based securities lending programs. JPMorgan Chase Bank, N.A. (“JPM Chase”) and State Street Bank and Trust Company (“State Street”) (each a “Custodian” and together the “Custodians”) each serve as securities lending agent to the eligible Funds for which they are Custodian. Per the securities lending agreements, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral. Each Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. government fixed income – 102%; U.S. equities – 102%; U.S. corporate fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agents have agreed to indemnify the Fund in the event of default by a third party borrower. A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned. The Fund also bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which a Fund receives may include U.S. government securities; U.S. government agencies’ debt securities; and U.S. government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agents have agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments. Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of an approved investment. JPM Chase and State Street receive a portion of the earnings from the Funds' securities lending program.

Prior to August 13, 2018, for the Funds for which JPM Chase is the securities lending agent, the cash collateral was invested in the Securities Lending Cash Collateral Fund LLC, a limited liability company sponsored by the Adviser, and for the Funds for which State Street is the securities lending agent, the cash collateral was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust, which is an open-end management company registered under the 1940 Act. Effective August 13, 2018, cash collateral received is invested in the JNL Securities Lending Collateral Fund, a registered government money market fund under the 1940 Act and a series of the JNL Investors Series Trust. JNAM serves as the Adviser and Administrator for the JNL Securities Lending Collateral Fund. The JNL Securities Lending Collateral Fund is only offered to the Funds and other JNAM affiliated funds. The JNL Securities Lending Collateral Fund pays JNAM an annual fee for investment advisory services. In addition to investing cash collateral in the JNL Securities Lending Collateral Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/S&P Dividend Income & Growth Fund and JNL/S&P Competitive Advantage Fund may invest cash collateral in repurchase agreements collateralized by equity securities. JPM Chase has agreed to bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the repurchase agreements collateralized by equity securities.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as payable for Return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as Investments - affiliated, at value or Investments - unaffiliated, at value, as applicable, on the Statements of Assets and Liabilities. The value of securities on loan is disclosed as Securities on loan included in investments - unaffiliated, at value on the Statements of Assets and Liabilities. Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan. Certain Funds receive non-cash collateral in the form of securities received, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities.

U.S. Government Agencies or Government Sponsored Enterprises. Certain Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. A Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements. Certain Funds may invest in repurchase agreements. In a repurchase agreement, a Fund receives debt or equity securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Interest earned on repurchase agreements is recorded as interest income. When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as payable for reverse repurchase agreements on the Statements of Assets and Liabilities. Interest paid is recorded as interest expense to the Fund. The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.

The average daily balance (in thousands) and the weighted average interest rate for reverse repurchase agreements, for the year ended December 31, 2018, were as follows: JNL/PIMCO Income Fund, $33,940 and 2.23%, respectively, for 65 days outstanding; and JNL/PIMCO Real Return Fund, $96,911 and 1.67%, respectively, for 59 days outstanding. The Funds did not have any reverse repurchase agreements outstanding on December 31, 2018.

Forward Sales Commitments. Certain Funds may purchase or sell forward sales commitments. A forward sales commitment involves a Fund entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of a forward sales commitment involves the risk of loss if the value of the security to be purchased declines before the settlement date while the sale of a forward sales commitment involves the risk that the value of the securities to be sold may increase before the settlement date. A Fund may dispose of or renegotiate forward sales commitments after they are entered into, and may close these positions before they are delivered, which may result in realized gain or loss.

Delayed-Delivery Securities. Certain Funds may purchase or sell securities on a delayed-delivery basis, including To Be Announced (“TBA”) or “To Be Acquired” securities. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and the Fund may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. In connection with TBA transactions, Funds may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions. Certain Funds may sell mortgage-backed or Treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price. The Fund may only enter into covered rolls. A “covered roll” is a type of dollar or Treasury roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the

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December 31, 2018

forward repurchase settlement date of the dollar or Treasury roll transaction. During the period between the sale and repurchase, a Fund foregoes interest and principal paid on the mortgage-backed or Treasury securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or Treasury roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. For Funds with significant transactions characterized as secured borrowing transactions, any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

The average daily balance (in thousands) and the weighted average interest rate for Treasury roll transactions accounted for as secured borrowing transactions, for the year ended December 31, 2018, were as follows: JNL/PIMCO Income Fund, $12,527 and 1.09%, respectively, for 60 days outstanding; and JNL/PIMCO Real Return Fund, $813,121 and 1.82%, respectively, for 365 days outstanding. At December 31, 2018, JNL/PIMCO Real Return Fund had $1,463 of deferred income (in thousands) included in payable for Treasury roll transactions on the Statements of Assets and Liabilities.

The following table details Treasury roll transactions outstanding as of December 31, 2018:

	Collateral	Counterparty	Borrowing Rate/(Fee Income)(%)	Maturity Date	Payable for Treasury Roll Transactions Including Interest Payable($)
JNL/PIMCO Real Return Fund
	U.S. Treasury Obligations	GSC	3.00 – 3.60	01/03/2019	173,574
	U.S. Treasury Obligations	MSC	2.96	01/03/2019	90,116
	U.S. Treasury Obligations	MSC	3.04	01/07/2019	136,779
	U.S. Treasury Obligations	MSC	2.80	01/11/2019	387,213
	U.S. Treasury Obligations	BCL	2.57	01/16/2019	9,920
	U.S. Treasury Obligations	GSC	2.86	01/23/2019	1,897
	U.S. Treasury Obligations	MSC	2.51	01/31/2019	121,903
					921,401

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive principal payments until maturity.

Senior and Junior Loans. Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Securities Sold Short. Certain Funds may enter into short sales transactions whereby the Fund sells a security it does not own in anticipation of a decline in the market price of the security. When a Fund engages in a short sale, the Fund borrows the security sold short to make delivery to the buyer. The Fund may have to pay a fee to borrow securities and is often obligated to repay the lender of the securities for any interest or dividends that accrues on the borrowed securities during the period of the loan. Until the Fund closes its short position, the lending broker or lending agent requires assets in the form of securities or cash to be segregated as collateral, which is marked-to-market daily, to the extent necessary to meet margin requirements or cover the short sale obligation. A Fund is obligated to deliver securities at the market price at the time the short position is closed. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Credit Linked Structured Notes. A Fund may use credit linked notes to take positions or manage equity price risk in the normal course of pursuing its investment objective. The value of a credit linked note is based on the price movements of a particular credit, known as a reference credit. Credit linked notes that the Funds invest in are typically listed instruments that typically provide the same return as the underlying reference credit. Credit linked notes are intended to replicate the economic effects that would apply had a Fund directly purchased the underlying reference credit. The Fund generally will receive a fixed or floating coupon and the note’s par value upon maturity. If a specified credit event occurs, such as default or bankruptcy, the Fund may experience a delay in payment or forego interest. The maximum potential risk of loss is limited to the par amount of the credit linked note plus any accrued interest. The reference credit and its credit rating, for each credit linked note, are presented parenthetically in the Schedules of Investments.

Commodity-Linked Structured Notes. A commodity-linked structured note is a debt instrument that contains a return component based on the movement of a commodity index. These notes typically pay interest on the face value of the instrument and a formula based return tied to a commodity

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Notes to Financial Statements

December 31, 2018

index return. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. Performance of the particular commodity index will affect performance of the commodity-linked structured note. Commodity-linked structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying index. They may be more volatile and less liquid than the underlying linked index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. Commodity-linked structured notes may have early redemption features based on advanced notice from the purchaser or automatic redemption triggered by a preset decline in the underlying commodity index. In addition to fluctuating in response to changes in the underlying commodity index, these notes are debt securities of the issuer and will be subject to credit and interest rate risks that typically affect debt instruments.

Equity-Linked Structured Notes. Certain Funds may invest in equity-linked notes. Equity-linked notes are financial instruments that combine debt and equity characteristics. These notes typically pay interest that is linked to the performance of the underlying equity. Equity-linked notes may be more volatile and less liquid than the underlying equity. In addition to fluctuating price movements in the underlying equity, these notes are debt securities of the issuer and will be subject to credit and interest rate risks that typically affect debt instruments.

Master Limited Partnerships. Certain Funds may invest in Master Limited Partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

Real Estate Investment Trusts. Certain Funds may invest in Real Estate Investment Trusts (“REITs”). REITs are traded as a stock on major stock exchanges and invests in real estate directly, either through properties or mortgages. REITs typically concentrate on a specific geographic region or property type, receive special tax considerations and are a liquid method of investing in real estate.

Participation Note Securities. Certain Funds may invest in Participation Notes (“P-Notes”). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a Fund to gain exposure to common stocks in markets where direct investment by the Fund may not be allowed or efficient. A Fund may tender a P-Note for cash payment in an amount that reflects the current market value of the underlying equity investments or market, reduced by program fees.

Unfunded Commitments. Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in other assets and payable for investment securities purchased in the Statements of Assets and Liabilities and net change in unrealized appreciation (depreciation) on investments - unaffiliated in the Statements of Operations.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments. Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in receivable for deposits with brokers and counterparties and payable for deposits from counterparties in the Statements of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”). Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

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Notes to Financial Statements

December 31, 2018

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”). Master Repo Agreements govern repurchase, reverse repurchase and Treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments. A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase or reverse repurchase agreement.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”). Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, TBA securities and Treasury roll transactions between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in exchange traded or centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. For certain exchanges or DCOs, variation margin may include more than one day’s fluctuation in the value of the contracts. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by a Fund’s Sub-Adviser and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Prime Brokerage Arrangements and Other Securities Borrowing Agreements. Certain Funds may enter into Prime Brokerage Arrangements or Securities Borrowing Agreements to facilitate execution and/or clearing of listed equity option transactions or short sales of securities between the Fund and select counterparties. The arrangements provide general guidelines surrounding the rights, obligations and other events, including but not limited to, margin, execution and settlement. These arrangements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Cash margin and securities delivered as collateral are typically in the possession of the prime broker or lending agent and offset any obligations due to the prime broker or lending agent. Cash collateral held at the prime broker is reflected in Cash collateral segregated for short sales in the Statements of Assets and Liabilities. In the event of default, the value of securities sold short will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

Options Transactions. A Fund may buy and sell (“write”) call and put options on securities, futures, indices, currencies, swap agreements (“swaptions”) and inflation caps and floors. An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract. When a Fund writes a call or put option or an inflation cap or floor, the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds of the

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Notes to Financial Statements

December 31, 2018

underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. Writing put options tends to increase a Fund’s exposure to the underlying instrument. The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value. There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid. Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option. Exchange traded futures options are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Exchange traded futures options involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. Swaptions are illiquid investments. Straddle options are written or purchased with premiums to be determined on a future date which are based upon implied volatility parameters at specified terms. An inflation cap can be used to protect the buyer from inflation erosion above a certain rate. An inflation floor can be used to provide downside protection to investments in inflation-linked products. The maximum potential amount of future payments (undiscounted) that a Fund could be required to make under an inflation cap or floor would be the notional amount times the percentage increase (for an inflation cap) or decrease (for an inflation floor) in inflation determined by the difference between the index’s current value and the value at the time the inflation cap or floor was entered into.

Futures Contracts. A Fund may buy and sell futures on equities, indices, interest rates, commodities and currencies. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

Swap Agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO. OTC swaps are typically illiquid investments.

Swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate. These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap. For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded. The use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss. Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund. Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

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Notes to Financial Statements

December 31, 2018

Interest Rate Swap Agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Forms of interest rate swap agreements that the Funds have entered into may include: fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark; floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate; floating-for-floating rate swaps, under which a party agrees to pay a floating rate in exchange for another floating rate; interest rate caps, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding certain levels; callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date; or forward spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during or at expiration of the contract, either at the current spot or another specified rate. A Fund’s maximum risk of loss from counterparty credit risk is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty.

Credit Default Swap Agreements. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall. As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the credit default swap. If a Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either pay to or receive from the buyer or seller of protection an amount prescribed in that particular swap agreement. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

A Fund may use credit default swap agreements on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation because performance for asset-backed securities can vary across deals. Write-downs, such as prepayments and principal pay downs, or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality. A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market. These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities. These components can be determined based upon various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement as disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

Total Return Swap Agreements. Some total return swap agreements involve a commitment to pay periodic interest payments in exchange for a market linked return based on a security or a basket of securities. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent this amount is positive. Other total return swap agreements involve a right to receive the appreciation in value of a specified security, index, basket of securities or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon rate. To the extent the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the value of that decline to the counterparty. Additionally, long total return swap agreements on equity securities entitle a Fund to receive from the counterparty dividends paid on an individual security and short total return equity swap agreements obligate a Fund to pay the counterparty dividends paid on an individual security. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the value of the underlying security, index, basket of securities or other financial instrument along with any dividends or interest receivable.

Non-Deliverable Bond Forward Contracts. A non-deliverable bond forward contract is a short-term forward agreement between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified price and date. Non-deliverable bond forward contracts are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. Upfront premiums paid or received are recorded as an asset or liability by the Fund and represent payments paid or received upon entering into the contract that correlate to the stated price of the underlying security. These upfront premiums are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the contract. The use of these instruments involves the risk that the counterparty to the agreements may default on its obligation to perform. These contracts may be illiquid, and changes in their values may not directly correlate with changes in the value of the underlying security. The maximum amount of potential loss for a non-deliverable bond forward contract is the value of the contract.

Contracts for Difference. Contracts for differences (“CFDs”) are privately negotiated contracts between a buyer and seller stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The Funds entered into CFDs where the underlying instrument was a specified security. The Fund can take either a short or long position on the underlying instrument. In exchange for exposure to the underlying asset, the buyer pays a financing fee, which depending on market factors, can result in either expense or income for the buyer. The financing fee disclosed reflects the cost of each CFD from the perspective of the Fund and is dependent upon whether the position is long or short. For long positions, the Fund pays the financing fee. For short positions, the financing fee can be positive or negative depending on whether the spread is greater or less than the floating rate. To the extent the floating rate plus or minus the spread is negative, that is the financing fee paid by the Fund. If the rate is positive, the financing fee generates income for the Fund. CFDs are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. There is no expiration date to the contract, but a CFD is typically terminated by the buyer. A Fund’s maximum risk of loss from counterparty credit risk for a CFD agreement is the ability for the counterparty to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty is unable to make payments, the value of the contract may be reduced.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year; (2) A summary table (in thousands) of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2018. Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements; (3) A summary table (in thousands) of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2018. For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities. Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table; and (4) A table reflecting each Fund’s average monthly derivative volume (in thousands) for the year ended December 31, 2018.

JNL/AB Dynamic Asset Allocation Fund Derivative Strategies – The Fund entered into purchased options contracts as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management/hedging, as a means of short-term cash deployment, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to manage cash flows, to obtain exposure to or hedge changes in securities prices, interest rates and currency rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as a part of its overall investment strategy, as a means of risk management/hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage inflation risk. The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/AB Dynamic Asset Allocation Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	36	—	36
Variation margin on futures/futures options contracts[8]	—	—	3	—	19	22
OTC swap agreements	—	—	413	—	—	413
Total derivative instruments assets	—	—	416	36	19	471
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	87	—	87
Variation margin on futures/futures options contracts[8]	—	—	25	—	—	25
OTC swap agreements	—	—	—	—	70	70
Total derivative instruments liabilities	—	—	25	87	70	182
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Purchased option contracts	—	—	(11)	—	—	(11)
Written option contracts	—	—	3	—	—	3
Forward foreign currency contracts	—	—	—	1	—	1
Futures/futures options contracts	(49)	—	(507)	—	(359)	(915)
Swap agreements	—	—	164	—	—	164
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	4	4
Forward foreign currency contracts	—	—	—	19	—	19
Futures/futures options contracts	—	—	(74)	—	191	117
Swap agreements	—	—	406	—	(70)	336

JNL/AB Dynamic Asset Allocation Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
CIT	413	—	(413)	—	670	—
JPM	1	(1)	—	—	—	—
MSC	2	(2)	—	—	—	—
SSB	33	(22)	—	11	—	—
Derivatives eligible for offset	449	(25)	(413)	11
Derivatives not eligible for offset	22				—	—
	471
Derivative Liabilities by Counterparty*
CSI	4	—	—	4	—	—
JPM	2	(1)	—	1	—	—
MLP	70	—	—	70	—	—
MSC	26	(2)	—	24	—	—
RBS	16	—	—	16	—	—
SSB	22	(22)	—	—	—	—
UBS	17	—	—	17	—	—
Derivatives eligible for offset	157	(25)	—	132
Derivatives not eligible for offset	25				—	599
	182

JNL/AB Dynamic Asset Allocation Fund– Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	14,949	10,922	1,689	—	—	7,322

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/AQR Managed Futures Strategy Fund Derivative Strategies - The Fund entered into futures contracts as a substitute for investment in physical securities and commodities, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to manage cash flows, to obtain exposure to or hedge changes in securities prices, interest rates and foreign currency rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in the U.S. dollar cash balances, as a means of risk management and/or hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into total return swap agreements to obtain exposure to or hedge changes in interest rates and securities prices, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/AQR Managed Futures Strategy Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	1,896	—	1,896
Variation margin on futures/futures options contracts[8]	249	—	60	24	84	417
OTC swap agreements	176	—	12	—	—	188
Total derivative instruments assets	425	—	72	1,920	84	2,501
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	2,890	—	2,890
Variation margin on futures/futures options contracts[8]	544	—	262	185	63	1,054
OTC swap agreements	25	—	47	—	—	72
Total derivative instruments liabilities	569	—	309	3,075	63	4,016
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(3,291)	—	(3,291)
Futures/futures options contracts	333	—	(2,863)	(12,447)	(3,083)	(18,060)
Swap agreements	(2,235)	—	(2,517)	—	—	(4,752)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	(426)	—	(426)
Futures/futures options contracts	(4,268)	—	838	(462)	434	(3,458)
Swap agreements	38	—	(416)	—	—	(378)

JNL/AQR Managed Futures Strategy Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
CGM	83	—	—	83	—	—
CIT	1,896	(1,896)	—	—	—	—
MLP	93	(35)	—	58	—	—
MSC	12	(12)	—	—	—	—
Derivatives eligible for offset	2,084	(1,943)	—	141
Derivatives not eligible for offset	417				—	—
	2,501
Derivative Liabilities by Counterparty*
CIT	2,890	(1,896)	(994)	—	3,461	—
MLP	35	(35)	—	—	283	—
MSC	37	(12)	(25)	—	1,508	—
Derivatives eligible for offset	2,962	(1,943)	(1,019)	—
Derivatives not eligible for offset	1,054				11,594	—
	4,016

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/AQR Managed Futures Strategy Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	2,100,989	1,109,226	—	—	—	44,563

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/BlackRock Global Allocation Fund Derivative Strategies - The Fund entered into option contracts as a directional investment, as a substitute for investment in physical securities, as a means of risk management and/or hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to generate income, to obtain exposure to or hedge changes in foreign currencies, interest rates, securities prices and interest rate swap valuations and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management and/or hedging, as a means of short-term cash deployment, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to manage cash flows and to obtain exposure to or hedge changes in securities prices and interest rates. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, as a means of risk management and/or hedging, to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative values trades, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall, to maintain its ability to generate income at prevailing market rates and to obtain interest rate and yield curve exposure. The Fund entered into currency and cross-currency swap agreements as a means of risk management and/or hedging, to minimize foreign currency exposure on investment securities denominated in foreign currencies and to secure debt at better value by borrowing at the best available rate regardless of the currency then crossing currency exposure for the desired currency. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to hedge a portfolio of credit default swap agreements or bonds, to obtain credit exposure, to provide a measure of protection against defaults of issuers and to speculate on changes in credit quality. The Fund entered into total return swaps to obtain exposure to or hedge changes in securities prices, as a substitute for investment in physical securities, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy and to invest in swap positions on dividend futures to obtain exposure to dividend payments.

JNL/BlackRock Global Allocation Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Purchased options, at value	1,485	—	5,391	1,366	49	8,291
Forward foreign currency contracts	—	—	—	2,562	—	2,562
Variation margin on futures/futures options contracts[8]	—	—	26	—	11	37
Variation margin on swap agreements[8]	—	6	—	—	651	657
OTC swap agreements	—	—	1,480	—	—	1,480
Total derivative instruments assets	1,485	6	6,897	3,928	711	13,027
Derivative instruments liabilities:
Written options, at value	20	—	25,571	—	995	26,586
Forward foreign currency contracts	—	—	—	2,809	—	2,809
Variation margin on futures/futures options contracts[8]	—	—	60	—	—	60
Variation margin on swap agreements[8]	—	—	—	—	182	182
Total derivative instruments liabilities	20	—	25,631	2,809	1,177	29,637
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Purchased option contracts	(3,290)	—	7,119	(3,914)	(1,746)	(1,831)
Written option contracts	(242)	—	4,285	1,670	(1,705)	4,008
Forward foreign currency contracts	—	—	—	(5,639)	—	(5,639)
Futures/futures options contracts	—	—	821	178	—	999
Swap agreements	—	(237)	5,458	664	(5,619)	266
Net change in unrealized appreciation (depreciation) on:
Purchased options	1,034	—	(14,623)	(1,389)	1,567	(13,411)
Written options	(201)	—	(10,727)	(892)	(1,920)	(13,740)
Forward foreign currency contracts	—	—	—	(2,876)	—	(2,876)
Futures/futures options contracts	—	—	2,142	—	(360)	1,782
Swap agreements	—	40	(6,479)	(2,226)	2,654	(6,011)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/BlackRock Global Allocation Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	2,750	(2,394)	(356)	—	—	1,067
BNP	1,381	(787)	(594)	—	630	—
BOA	176	(176)	—	—	—	—
CGM	154	(154)	—	—	—	—
CIT	407	(407)	—	—	—	—
CSI	103	(103)	—	—	—	—
GSC	566	(566)	—	—	—	—
JPM	1,860	(1,860)	—	—	—	—
MSC	1,105	(1,105)	—	—	230	—
NSI	442	(442)	—	—	—	—
SGB	1,033	—	(440)	593	440	—
UBS	2,356	(2,356)	—	—	—	—
Derivatives eligible for offset	12,333	(10,350)	(1,390)	593
Derivatives not eligible for offset	694				—	—
	13,027
Derivative Liabilities by Counterparty*
BCL	2,394	(2,394)	—	—	—	—
BNP	787	(787)	—	—	—	—
BOA	1,785	(176)	(1,609)	—	—	1,745
CGM	619	(154)	—	465	—	—
CIT	1,238	(407)	(831)	—	—	2,280
CSI	622	(103)	(519)	—	—	574
DUB	347	—	(347)	—	—	357
GSC	1,525	(566)	(511)	448	—	511
JPM	2,158	(1,860)	(262)	36	—	262
MSC	4,589	(1,105)	(3,484)	—	—	4,035
NSI	1,328	(442)	(684)	202	—	684
UBS	11,861	(2,356)	(9,505)	—	—	16,481
Derivatives eligible for offset	29,253	(10,350)	(17,752)	1,151
Derivatives not eligible for offset	384				11,549	—
	29,637

JNL/BlackRock Global Allocation Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	31,476	71,479	341,189	350,010	47,399	3,425	26,671

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Boston Partners Global Long Short Equity Fund Derivative Strategies - The Fund entered into option contracts as a directional investment, to generate income and to obtain exposure to or hedge changes in securities prices. The Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes. The Fund entered into contracts for difference as a substitute for investment in physical securities and to obtain short exposure.

JNL/Boston Partners Global Long Short Equity Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	37	—	37
OTC swap agreements	—	—	148	—	—	148
Total derivative instruments assets	—	—	148	37	—	185
Derivative instruments liabilities:
Written options, at value	—	—	1,257	—	—	1,257
Forward foreign currency contracts	—	—	—	12	—	12
OTC swap agreements	—	—	465	—	—	465
Total derivative instruments liabilities	—	—	1,722	12	—	1,734
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Written option contracts	—	—	1,359	—	—	1,359
Forward foreign currency contracts	—	—	—	(308)	—	(308)
Swap agreements	—	—	351	—	—	351
Net change in unrealized appreciation (depreciation) on:
Written options	—	—	1,718	—	—	1,718
Forward foreign currency contracts	—	—	—	29	—	29
Swap agreements	—	—	(131)	—	—	(131)

JNL/Boston Partners Global Long Short Equity Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BBH	37	(12)	—	25	—	—
GSC	148	(148)	—	—	—	—
Derivatives eligible for offset	185	(160)	—	25
Derivatives not eligible for offset	—				—	—
	185
Derivative Liabilities by Counterparty*
BBH	12	(12)	—	—	—	—
GSC	270	(148)	(60)	62	60	—
MBL	171	—	(171)	—	1,020	—
MSC	25	—	(25)	—	500	—
Derivatives eligible for offset	478	(160)	(256)	62
Derivatives not eligible for offset	1,256				—	—
	1,734

JNL/Boston Partners Global Long Short Equity Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Contracts for Difference ($)
Average monthly volume	1,442	—	3,952	—	—	—	—	26,821

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Franklin Templeton Global Multisector Bond Fund Derivative Strategies - The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, as a means of risk management and/or hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and to obtain interest rate and yield curve exposure.

JNL/Franklin Templeton Global Multisector Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	6,523	—	6,523
Total derivative instruments assets	—	—	—	6,523	—	6,523
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	14,517	—	14,517
Variation margin on swap agreements[8]	—	—	—	—	1,829	1,829
Total derivative instruments liabilities	—	—	—	14,517	1,829	16,346
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	57,400	—	57,400
Swap agreements	—	—	—	—	(1,730)	(1,730)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	12,489	—	12,489
Swap agreements	—	—	—	—	14,294	14,294

JNL/Franklin Templeton Global Multisector Bond Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	35	(35)	—	—	—	—
BOA	103	(103)	—	—	—	—
CIT	1,026	(1,026)	—	—	480	—
DUB	2,106	(1,500)	(606)	—	850	—
GSC	104	(104)	—	—	—	—
HSB	158	(158)	—	—	—	—
JPM	2,779	(2,779)	—	—	—	401
UBS	212	(3)	(209)	—	—	300
Derivatives eligible for offset	6,523	(5,708)	(815)	—
Derivatives not eligible for offset	—				—	—
	6,523
Derivative Liabilities by Counterparty*
BCL	2,192	(35)	(1,450)	707	1,450	—
BNP	23	—	—	23	—	—
BOA	370	(103)	(140)	127	140	—
CIT	1,204	(1,026)	—	178	—	—
DUB	1,500	(1,500)	—	—	—	—
GSC	2,473	(104)	(1,610)	759	1,610	—
HSB	2,868	(158)	(1,990)	720	1,990	—
JPM	3,684	(2,779)	—	905	—	—
SCB	200	—	—	200	—	—
UBS	3	(3)	—	—	—	—
Derivatives eligible for offset	14,517	(5,708)	(5,190)	3,619
Derivatives not eligible for offset	1,829				24,648	—
	16,346

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Franklin Templeton Global Multisector Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	—	1,654,162	343,083	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Franklin Templeton Income Fund Derivative Strategies – The Fund entered into options as a means of risk management/hedging and to generate income. The Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

JNL/Franklin Templeton Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Written option contracts	—	—	606	—	—	606
Forward foreign currency contracts	—	—	—	(28)	—	(28)

JNL/ Franklin Templeton Income Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	67	—	201	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Goldman Sachs Core Plus Bond Fund Derivative Strategies – The Fund entered into options as a means of risk management/hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to obtain exposure to or hedge changes in interest rates and interest rate swap valuations. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management/hedging, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to obtain exposure to or hedge changes in interest rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, as a means of risk management/hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and to obtain interest and yield curve exposure. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to hedge a portfolio of credit default swap agreements or bonds, to obtain credit exposure, to provide a measure of protection against defaults of issuers and to manage overall exposure to credit markets. The Fund entered into total return swap agreements as a substitute for investment in physical securities, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy and to obtain exposure to or hedge changes in securities prices. The Fund entered into non-deliverable bond forward contracts to obtain exposure to or hedge changes in foreign currencies and as a means of risk management/hedging.

JNL/Goldman Sachs Core Plus Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Purchased options, at value	—	—	—	—	1,340	1,340
Forward foreign currency contracts	—	—	—	1,545	—	1,545
Variation margin on futures/futures options contracts[8]	—	—	—	—	435	435
Variation margin on swap agreements[8]	—	7	—	—	105	112
OTC swap agreements	—	37	—	—	—	37
OTC swap premiums paid	—	149	—	—	—	149
Total derivative instruments assets	—	193	—	1,545	1,880	3,618
Derivative instruments liabilities:
Written options, at value	—	—	—	—	1,017	1,017
Forward foreign currency contracts	—	—	—	1,787	—	1,787
Variation margin on futures/futures options contracts[8]	—	—	—	—	142	142
Variation margin on swap agreements[8]	—	1	—	—	189	190
OTC swap agreements	—	499	—	—	—	499
OTC swap premiums received	—	85	—	—	—	85
Total derivative instruments liabilities	—	585	—	1,787	1,348	3,720
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Purchased option contracts	—	—	—	—	(25)	(25)
Forward foreign currency contracts	—	—	—	(6,111)	—	(6,111)
Futures/futures options contracts	—	—	—	—	(5,310)	(5,310)
Swap agreements	—	(1,122)	—	—	628	(494)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	302	302
Written options	—	—	—	—	(25)	(25)
Forward foreign currency contracts	—	—	—	(2,273)	—	(2,273)
Futures/futures options contracts	—	—	—	—	661	661
Swap agreements	—	882	—	—	2,179	3,061

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Goldman Sachs Core Plus Bond Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	38	(38)	—	—	—	—
CGM	27	(27)	—	—	—	—
CIT	817	(817)	—	—	—	—
JPM	296	(296)	—	—	—	—
MSC	1,743	(1,743)	—	—	—	—
RBC	1	—	—	1	—	—
Derivatives eligible for offset	2,922	(2,921)	—	1
Derivatives not eligible for offset	696				—	—
	3,618
Derivative Liabilities by Counterparty*
BCL	19	—	—	19	—	—
BOA	93	(38)	(55)	—	60	—
CGM	32	(27)	—	5	—	—
CIT	866	(817)	(49)	—	170	—
DUB	71	—	—	71	—	—
JPM	314	(296)	(18)	—	30	—
MSC	1,908	(1,743)	(165)	—	3,190	—
Derivatives eligible for offset	3,303	(2,921)	(287)	95
Derivatives not eligible for offset	417				4,607	2,018
	3,720

JNL/Goldman Sachs Core Plus Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Non-Deliverable Bond Forward Contracts ($)
Average monthly volume	1,281	447,221	929,222	1,414,197	—	92,943	—	77

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Goldman Sachs Emerging Markets Debt Fund Derivative Strategies – The Fund entered into purchased options to obtain exposure to or hedge changes in interest rates. The Fund entered into futures contracts as a means of risk management/hedging, as an efficient means of obtaining exposure to certain markets as part of its investment strategy and to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, as a means of risk management/hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements to obtain credit exposure. The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. The Fund entered into non-deliverable bond forward contracts as a substitute for investment in physical securities.

JNL/Goldman Sachs Emerging Markets Debt Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	2,055	—	2,055
Variation margin on futures/futures options contracts[8]	—	—	—	—	35	35
Variation margin on swap agreements[8]	—	—	—	—	49	49
OTC swap agreements	—	60	—	—	100	160
OTC swap premiums paid	—	260	—	—	57	317
Total derivative instruments assets	—	320	—	2,055	241	2,616
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	1,076	—	1,076
Variation margin on futures/futures options contracts[8]	—	—	—	—	54	54
Variation margin on swap agreements[8]	—	—	—	—	19	19
OTC swap agreements	—	610	—	—	54	664
OTC swap premiums received	—	174	—	—	11	185
Total derivative instruments liabilities	—	784	—	1,076	138	1,998
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Purchased option contracts	—	—	—	—	(6)	(6)
Forward foreign currency contracts	—	—	—	(8,426)	—	(8,426)
Futures/futures options contracts	—	—	—	—	523	523
Swap agreements	—	(600)	—	—	99	(501)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	(12)	(12)
Forward foreign currency contracts	—	—	—	1,659	—	1,659
Futures/futures options contracts	—	—	—	—	(388)	(388)
Swap agreements	—	414	—	—	1,023	1,437

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Goldman Sachs Emerging Markets Debt Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	7	(7)	—	—	—	—
BOA	9	(9)	—	—	—	—
CGM	82	(82)	—	—	—	—
CIT	3	(3)	—	—	—	—
CSI	3	(3)	—	—	—	—
DUB	30	(30)	—	—	—	—
JPM	7	(7)	—	—	—	—
MSC	2,074	(1,079)	(50)	945	50	—
Derivatives eligible for offset	2,215	(1,220)	(50)	945
Derivatives not eligible for offset	401				—	—
	2,616
Derivative Liabilities by Counterparty*
BCL	8	(7)	—	1	—	—
BOA	100	(9)	(60)	31	60	—
CGM	247	(82)	—	165	—	—
CIT	62	(3)	(59)	—	290	—
CSI	32	(3)	(29)	—	30	—
DUB	48	(30)	—	18	—	—
JPM	164	(7)	(157)	—	170	—
MSC	1,079	(1,079)	—	—	4,330	—
Derivatives eligible for offset	1,740	(1,220)	(305)	215
Derivatives not eligible for offset	258				2,321	—
	1,998

JNL/Goldman Sachs Emerging Markets Debt Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Non-Deliverable Bond Forward Contracts ($)
Average monthly volume	3	70,087	532,358	136,107	—	54,426	—	3,066

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/JPMorgan Hedged Equity Fund Derivative Strategies - The Fund entered into options as a means of risk management/hedging. The Fund entered into futures contracts as a means of risk management/hedging and to manage cash flows.

JNL/JPMorgan Hedged Equity Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Purchased options, at value	—	—	2,275	—	—	2,275
Variation margin on futures/futures options contracts[8]	—	—	15	—	—	15
Total derivative instruments assets	—	—	2,290	—	—	2,290
Derivative instruments liabilities:
Written options, at value	—	—	2,661	—	—	2,661
Total derivative instruments liabilities	—	—	2,661	—	—	2,661
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Purchased option contracts	—	—	5,103	—	—	5,103
Written option contracts	—	—	209	—	—	209
Futures/futures options contracts	—	—	(408)	—	—	(408)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	(246)	—	—	(246)
Written options	—	—	(223)	—	—	(223)
Futures/futures options contracts	—	—	40	—	—	40

JNL/JPMorgan Hedged Equity Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	2,581	1,657	—	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Mellon Capital Emerging Markets Index Fund Derivative Strategies - The Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows and to hedge accrued dividends. The Fund entered into forward foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

JNL/Mellon Capital Emerging Markets Index Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments liabilities:
Variation margin on futures/futures options contracts[8]	—	—	51	—	—	51
Total derivative instruments liabilities	—	—	51	—	—	51
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	395	—	395
Futures/futures options contracts	—	—	(5,664)	—	—	(5,664)
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	(908)	—	—	(908)

JNL/Mellon Capital Emerging Markets Index Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	23,667	115	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Mellon Capital European 30 Fund Derivative Strategies – The Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows and to hedge accrued dividends. The Fund entered into forward foreign currency contracts to create foreign currency exposure in U.S. dollar cash balances.

JNL/Mellon Capital European 30 Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	9	—	9
Total derivative instruments assets	—	—	—	9	—	9
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	4	—	4
Total derivative instruments liabilities	—	—	—	4	—	4
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(78)	—	(78)
Futures/futures options contracts	—	—	(242)	—	—	(242)
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	(3)	—	—	(3)

JNL/Mellon Capital European 30 Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
HSB	2	(1)	—	1	—	—
UBS	7	—	—	7	—	—
Derivatives eligible for offset	9	(1)	—	8
Derivatives not eligible for offset	—				—	—
	9
Derivative Liabilities by Counterparty*
CIT	1	—	—	1	—	—
HSB	1	(1)	—	—	—	—
RBC	1	—	—	1	—	—
SCB	1	—	—	1	—	—
Derivatives eligible for offset	4	(1)	—	3
Derivatives not eligible for offset	—				—	90
	4

JNL/Mellon Capital European 30 Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	1,876	6,676	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Mellon Capital Pacific Rim 30 Fund Derivative Strategies – The Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows and to hedge accrued dividends. The Fund entered into forward foreign currency contracts to create foreign currency exposure in U.S. dollar cash balances.

JNL/Mellon Capital Pacific Rim 30 Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	53	—	53
Total derivative instruments assets	—	—	—	53	—	53
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	41	—	41
Variation margin on futures/futures options contracts[8]	—	—	3	—	—	3
Total derivative instruments liabilities	—	—	3	41	—	44
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	11	—	11
Futures/futures options contracts	—	—	(437)	—	—	(437)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	9	—	9
Futures/futures options contracts	—	—	(28)	—	—	(28)

JNL/Mellon Capital Pacific Rim 30 Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	46	—	—	46	—	—
GSC	3	(3)	—	—	—	—
HSB	2	—	—	2	—	—
SGA	2	—	—	2	—	—
Derivatives eligible for offset	53	(3)	—	50
Derivatives not eligible for offset	—				—	—
	53
Derivative Liabilities by Counterparty*
CIT	22	—	—	22	—	—
GSC	14	(3)	—	11	—	—
SCB	5	—	—	5	—	—
Derivatives eligible for offset	41	(3)	—	38
Derivatives not eligible for offset	3				—	85
	44

JNL/Mellon Capital Pacific Rim 30 Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	3,230	7,806	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Mellon Capital International Index Fund Derivative Strategies - The Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows and to hedge accrued dividends. The Fund entered into forward foreign currency contracts to create foreign currency exposure in U.S. dollar cash balances.

JNL/Mellon Capital International Index Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Forward foreign currency contracts†	—	—	—	126	—	126
Total derivative instruments assets	—	—	—	126	—	126
Derivative instruments liabilities:
Forward foreign currency contracts†	—	—	—	40	—	40
Variation margin on futures/futures options contracts[8]	—	—	17	—	—	17
Total derivative instruments liabilities	—	—	17	40	—	57
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	168	—	168
Futures/futures options contracts	—	—	(549)	—	—	(549)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	(395)	—	(395)
Futures/futures options contracts	—	—	(308)	—	—	(308)

† The JNL/Mellon Capital International Index Fund's forward foreign currency contracts are not subject to an enforceable master netting agreement. These amounts are presented gross on the Fund's Statement of Assets and Liabilities.

JNL/Mellon Capital International Index Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	17,890	47,652	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL Multi-Manager Alternative Fund Derivative Strategies - The Fund entered into option contracts as a directional investment, as a substitute for investment in physical securities, as a means of risk management/hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to generate income, to obtain exposure to or hedge changes in foreign currencies, interest rates, securities prices and credit default swap valuations and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management/hedging, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to manage cash flows, to obtain exposure to or hedge changes in securities prices, interest rates and foreign currency rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, as a means of risk management/hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to hedge a portfolio of credit default swap agreements or bonds, to obtain credit exposure, to provide a measure of protection against defaults of issuers, to speculate on changes in credit quality and to manage duration at the cross-sector level. The Fund entered into total return swap agreements as a substitute for investment in physical securities. The Fund entered into contracts for difference as a substitute for investment in physical securities and to obtain short exposure.

JNL Multi-Manager Alternative Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Purchased options, at value	—	5	337	266	61	669
Forward foreign currency contracts	—	—	—	2,212	—	2,212
Variation margin on futures/futures options contracts[8]	—	—	—	8	582	590
Variation margin on swap agreements[8]	—	11	—	—	140	151
OTC swap agreements	—	11	2,475	—	1,813	4,299
OTC swap premiums paid	—	—	—	—	1	1
Total derivative instruments assets	—	27	2,812	2,486	2,597	7,922
Derivative instruments liabilities:
Written options, at value	—	26	104	100	681	911
Forward foreign currency contracts	—	—	—	1,440	—	1,440
Variation margin on futures/futures options contracts[8]	—	—	—	4	657	661
Variation margin on swap agreements[8]	—	40	—	—	92	132
OTC swap agreements	—	—	7,677	—	—	7,677
OTC swap premiums received	—	38	—	—	—	38
Total derivative instruments liabilities	—	104	7,781	1,544	1,430	10,859
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Purchased option contracts	(3)	(80)	(1,490)	(1,626)	(1,418)	(4,617)
Written option contracts	5	76	140	1,372	3,341	4,934
Forward foreign currency contracts	—	—	—	785	—	785
Futures/futures options contracts	—	—	—	275	(4,008)	(3,733)
Swap agreements	—	888	20,228	—	1,700	22,816
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	(30)	27	36	(104)	(71)
Written options	—	(11)	354	55	(371)	27
Forward foreign currency contracts	—	—	—	1,880	—	1,880
Futures/futures options contracts	—	—	—	(95)	18	(77)
Swap agreements	—	(475)	(6,966)	—	1,502	(5,939)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL Multi-Manager Alternative Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BBH	1	—	—	1	—	—
BCL	530	(367)	(18)	145	—	18
BNP	1	(1)	—	—	—	—
BOA	2,175	(114)	(1,123)	938	—	1,123
CGM	17	(11)	—	6	—	—
CIT	1,160	(588)	(572)	—	670	—
GSC	1,746	(1,111)	(343)	292	—	343
HSB	100	—	—	100	—	—
JPM	924	(356)	(355)	213	—	355
MBL	7	(7)	—	—	—	—
MSC	61	(61)	—	—	—	—
RBS	10	—	—	10	—	—
SIC	3	—	—	3	—	—
SSB	34	(34)	—	—	—	—
Derivatives eligible for offset	6,769	(2,650)	(2,411)	1,708
Derivatives not eligible for offset	1,153				—	—
	7,922
Derivative Liabilities by Counterparty*
BCL	367	(367)	—	—	—	—
BNP	3	(1)	—	2	—	—
BOA	114	(114)	—	—	890	—
CGM	11	(11)	—	—	—	—
CIT	588	(588)	—	—	200	—
GSC	1,111	(1,111)	—	—	14,420	—
JPM	356	(356)	—	—	—	—
MBL	156	(7)	(149)	—	1,050	—
MLP	—	—	—	—	3,030	—
MSC	6,480	(61)	(6,419)	—	2,320	42,101
RBS	—	—	—	—	11,121	—
SSB	57	(34)	—	23	—	—
Derivatives eligible for offset	9,243	(2,650)	(6,568)	25
Derivatives not eligible for offset	1,616				3,678	—
	10,859

JNL Multi-Manager Alternative Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Contracts for Difference ($)
Average monthly volume	1,839	643,474	174,860	182,087	—	42,045	159,516	97,105

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Neuberger Berman Strategic Income Fund Derivative Strategies – The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management/hedging, as an efficient means of obtaining exposure to certain markets as part of its investment strategy and to obtain exposure to or hedge changes in interest rates and foreign currency rates. The Fund entered into foreign currency contracts to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swaps agreements to manage duration and hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall. The Fund entered into credit default swap agreements as a substitute for investment in physical securities and to obtain credit exposure.

JNL/Neuberger Berman Strategic Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	485	—	485
Variation margin on futures/futures options contracts[8]	—	—	—	1	329	330
Total derivative instruments assets	—	—	—	486	329	815
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	25	—	25
Variation margin on futures/futures options contracts[8]	—	—	—	1	602	603
Total derivative instruments liabilities	—	—	—	26	602	628
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	681	—	681
Futures/futures options contracts	—	—	—	282	2,647	2,929
Swap agreements	—	133	—	—	275	408
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	460	—	460
Futures/futures options contracts	—	—	—	169	(3,538)	(3,369)
Swap agreements	—	(112)	—	—	9	(103)

JNL/Neuberger Berman Strategic Income Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
GSC	485	(25)	—	460	—	—
Derivatives eligible for offset	485	(25)	—	460
Derivatives not eligible for offset	330				—	—
	815
Derivative Liabilities by Counterparty*
GSC	25	(25)	—	—	—	—
Derivatives eligible for offset	25	(25)	—	—
Derivatives not eligible for offset	603				—	3,228
	628

JNL/Neuberger Berman Strategic Income Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	334,341	11,505	3,641	—	1,536	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/PIMCO Income Fund Derivative Strategies – The Fund entered into option contracts as a substitute for investment in physical securities, to generate income, to obtain exposure to or hedge changes in foreign currencies, interest rates, inflation and credit default swap valuations and to take position on expectations of volatility of a reference entity. The Fund entered into futures contracts as an efficient means of obtaining exposure to certain markets as part of its investment strategy and to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements to obtain credit exposure and to provide a measure of protection against defaults of issuers. The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/PIMCO Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	4,500	—	4,500
Variation margin on futures/futures options contracts[8]	—	—	—	—	1,080	1,080
Variation margin on swap agreements[8]	—	45	—	—	227	272
OTC swap agreements	—	104	—	—	—	104
OTC swap premiums paid	—	118	—	—	—	118
Total derivative instruments assets	—	267	—	4,500	1,307	6,074
Derivative instruments liabilities:
Written options, at value	—	187	—	—	—	187
Forward foreign currency contracts	—	—	—	5,196	—	5,196
Variation margin on swap agreements[8]	—	2	—	—	232	234
OTC swap agreements	—	2,968	—	—	—	2,968
OTC swap premiums received	—	1,613	—	—	—	1,613
Total derivative instruments liabilities	—	4,770	—	5,196	232	10,198
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Purchased option contracts	—	—	—	—	(9)	(9)
Written option contracts	—	342	—	4	83	429
Forward foreign currency contracts	—	—	—	11,216	—	11,216
Futures/futures options contracts	—	—	—	—	(1,384)	(1,384)
Swap agreements	—	3,012	(188)	—	(4,164)	(1,340)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	(8)	(8)
Written options	—	(43)	—	—	—	(43)
Forward foreign currency contracts	—	—	—	1,458	—	1,458
Futures/futures options contracts	—	—	—	—	6,948	6,948
Swap agreements	—	(4,852)	—	—	(3,546)	(8,398)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/PIMCO Income Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BNP	3	—	—	3	—	—
CGM	68	(68)	—	—	—	—
CIT	1,318	(1,318)	—	—	—	—
CSI	2	(2)	—	—	—	—
DUB	2	(2)	—	—	60	—
GSC	3,204	(2,797)	(407)	—	2,460	—
JPM	7	—	—	7	—	—
Derivatives eligible for offset	4,604	(4,187)	(407)	10
Derivatives not eligible for offset	1,470				—	—
	6,074
Derivative Liabilities by Counterparty*
CGM	236	(68)	—	168	—	—
CIT	4,557	(1,318)	(3,239)	—	—	3,590
CSI	670	(2)	—	668	—	—
DUB	91	(2)	—	89	—	—
GSC	2,797	(2,797)	—	—	—	2,612
Derivatives eligible for offset	8,351	(4,187)	(3,239)	925
Derivatives not eligible for offset	1,847				13,124	4,695
	10,198

	Gross Amount Presented in the Statement of Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)

					Total Collateral [5]
					Cash($)	Security($)
Master Forward Agreement Transaction Assets by Counterparty*
BCL	1,835	(1,793)	—	42	—	—
CGM	9,996	(9,714)	—	282	—	—
CSI	65,208	(64,745)	(463)	—	880	—
GSC	14,994	(14,634)	(260)	100	260	—
JPM	20,192	(19,910)	(255)	27	255	—
	112,225	(110,796)	(978)	451

Master Forward Agreement Transaction Liabilities by Counterparty*
BCL	1,793	(1,793)	—	—	—	—
CGM	9,714	(9,714)	—	—	—	—
CSI	64,745	(64,745)	—	—	—	—
GSC	14,634	(14,634)	—	—	—	—
JPM	19,910	(19,910)	—	—	—	—
	110,796	(110,796)	—	—

JNL/PIMCO Income Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	112	217,726	305,175	308,002	—	225,830	26,023

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/PIMCO Real Return Fund Derivative Strategies - The Fund entered into option contracts as a substitute for investment in physical securities, to generate income, to obtain exposure to or hedge changes in foreign currencies, interest rates, inflation, interest rate swap valuations and credit default swap valuations, and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as an efficient means of obtaining exposure to certain markets as part of its investment strategy and to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades and obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements to obtain credit exposure and to provide a measure of protection against defaults of issuers. The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/PIMCO Real Return Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Purchased options, at value	—	2	—	—	9	11
Forward foreign currency contracts	—	—	—	5,839	—	5,839
Variation margin on futures/futures options contracts[8]	—	—	—	—	233	233
Variation margin on swap agreements[8]	—	1	—	—	873	874
OTC swap agreements	—	310	—	—	—	310
OTC swap premiums paid	—	—	—	—	129	129
Total derivative instruments assets	—	313	—	5,839	1,244	7,396
Derivative instruments liabilities:
Written options, at value	—	161	—	—	256	417
Forward foreign currency contracts	—	—	—	2,195	—	2,195
Variation margin on futures/futures options contracts[8]	—	—	—	—	634	634
Variation margin on swap agreements[8]	—	19	—	—	923	942
OTC swap agreements	—	—	—	—	1,986	1,986
OTC swap premiums received	—	299	—	—	—	299
Total derivative instruments liabilities	—	479	—	2,195	3,799	6,473
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Purchased option contracts	—	—	—	30	(1,133)	(1,103)
Written option contracts	—	220	—	143	2,544	2,907
Forward foreign currency contracts	—	—	—	14,826	—	14,826
Futures/futures options contracts	—	—	—	—	4,832	4,832
Swap agreements	—	(1,097)	38	—	3,821	2,762
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	(8)	—	—	593	585
Written options	—	(37)	—	—	(337)	(374)
Forward foreign currency contracts	—	—	—	10,792	—	10,792
Futures/futures options contracts	—	—	—	—	(8,010)	(8,010)
Swap agreements	—	649	—	—	(38)	611

JNL/PIMCO Real Return Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
ANZ	20	(20)	—	—	—	—
BNP	961	(29)	(920)	12	920	—
BOA	306	(306)	—	—	—	—
CIT	1,273	(361)	(720)	192	720	—
DUB	330	(330)	—	—	150	—
JPM	1,389	(130)	(1,259)	—	1,420	—
MLP	72	—	—	72	—	—
MSC	81	(81)	—	—	30	—
SCB	1,472	—	(1,472)	—	1,960	—
UBS	247	(7)	—	240	—	—
Derivatives eligible for offset	6,151	(1,264)	(4,371)	516
Derivatives not eligible for offset	1,245				—	—
	7,396
Derivative Liabilities by Counterparty*
ANZ	529	(20)	(410)	99	—	410
BNP	29	(29)	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
BOA	392	(306)	—	86	—	—
CGM	70	—	—	70	—	—
CIT	361	(361)	—	—	—	—
CSI	100	—	—	100	—	—
DUB	2,017	(330)	(1,687)	—	—	1,807
JPM	130	(130)	—	—	—	—
MSC	796	(81)	(715)	—	—	871
UBS	7	(7)	—	—	—	—
Derivatives eligible for offset	4,431	(1,264)	(2,812)	355
Derivatives not eligible for offset	2,042				6,989	11,141
	6,473

	Gross Amount Presented in the Statements of Assets and Liabilities[8]($)	Financial Instruments[4]($)	Collateral[5]($)	Net Amount[8]($)

					Total Collateral [7]
					Cash($)	Security($)
Master Forward Agreement Transaction Assets by Counterparty*
BCL	9,954	(9,920)	(34)	—	320	—
CGM	5,092	(5,037)	(55)	—	860	—
CSI	—	—	—	—	260	—
GSC	174,854	(174,830)	—	24	—	—
JPM	24,974	(24,758)	(216)	—	1,781	—
MLP	206,094	(203,602)	(2,046)	446	2,046	—
MSC	739,471	(736,793)	(2,056)	622	2,056	—
	1,160,439	(1,154,940)	(4,407)	1,092
Master Forward Agreement Transaction Liabilities by Counterparty*
BCL	9,920	(9,920)	—	—	—	—
CGM	5,037	(5,037)	—	—	—	—
GSC	174,830	(174,830)	—	—	—	—
JPM	24,758	(24,758)	—	—	—	—
MLP	203,602	(203,602)	—	—	—	—
MSC	736,793	(736,793)	—	—	—	130
	1,154,940	(1,154,940)	—	—

JNL/PIMCO Real Return Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	1,692	550,551	802,451	876,684	—	51,287	769

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/PPM America Total Return Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and foreign currency rates and to replicate treasury bond positions. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to obtain credit exposure, to provide a measure of protection against defaults of issuers and to manage credit exposure.

JNL/PPM America Total Return Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Variation margin on futures/futures options contracts[8]	—	—	—	—	282	282
Variation margin on swap agreements[8]	—	4	—	—	—	4
Total derivative instruments assets	—	4	—	—	282	286
Derivative instruments liabilities:
Variation margin on futures/futures options contracts[8]	—	—	—	—	568	568
Total derivative instruments liabilities	—	—	—	—	568	568
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Futures/futures options contracts	—	—	—	—	2,218	2,218
Swap agreements	—	45	—	—	—	45
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	—	—	(1,671)	(1,671)
Swap agreements	—	(183)	—	—	—	(183)

JNL/PPM America Total Return Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	362,809	—	—	—	838	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Scout Unconstrained Bond Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy. The Fund entered into credit default swap agreements as a substitute for investment in physical securities and to obtain credit exposure.

JNL/Scout Unconstrained Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Variation margin on futures/futures options contracts[8]	—	—	—	—	244	244
Variation margin on swap agreements[8]	—	38	—	—	—	38
Total derivative instruments assets	—	38	—	—	244	282
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	1	—	1
Futures/futures options contracts	—	—	—	—	(4,818)	(4,818)
Swap agreements	—	543	—	—	—	543
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	—	—	(473)	(473)
Swap agreements	—	(570)	—	—	—	(570)

JNL/Scout Unconstrained Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	268,001	—	—	—	15,441	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/T. Rowe Managed Volatility Balanced Fund Derivative Strategies – The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management/hedging, to obtain exposure to or hedge changes in interest rates and to replicate treasury bond positions. The Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

JNL/T. Rowe Price Managed Volatility Balanced Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Variation margin on futures/futures options contracts[8]	—	—	405	—	—	405
Total derivative instruments assets	—	—	405	—	—	405
Derivative instruments liabilities:
Variation margin on futures/futures options contracts[8]	—	—	—	—	67	67
Total derivative instruments liabilities	—	—	—	—	67	67
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	49	—	49
Futures/futures options contracts	—	—	(8,017)	—	938	(7,079)
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	(3,762)	—	(629)	(4,391)

JNL/T. Rowe Price Managed Volatility Balanced Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	130,963	69	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/T. Rowe Price Short-Term Bond Fund Derivative Strategies – The Fund entered into futures contracts as a means of short-term cash deployment and to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts as a means of risk management/hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies.

JNL/T. Rowe Price Short-Term Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Variation margin on futures/futures options contracts[8]	—	—	—	—	234	234
Total derivative instruments assets	—	—	—	—	234	234
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	2	—	2
Total derivative instruments liabilities	—	—	—	2	—	2
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	51	—	51
Futures/futures options contracts	—	—	—	—	(2,944)	(2,944)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	12	—	12
Futures/futures options contracts	—	—	—	—	2,761	2,761

JNL/T. Rowe Price Short-Term Bond Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
Derivatives eligible for offset	—	—	—	—
Derivatives not eligible for offset	234				—	—
	234
Derivative Liabilities by Counterparty*
CIT	2	—	—	2	—	—
Derivatives eligible for offset	2	—	—	2
Derivatives not eligible for offset	—				—	954
	2

JNL/T. Rowe Price Short-Term Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	324,020	842	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Westchester Capital Event Driven Fund Derivative Strategies - The Fund entered into option contracts as a substitute for investment in physical securities, as a means of risk management/hedging, as an efficient means of adjusting overall exposure to certain markets as part of its overall investment strategy, to generate income and to obtain exposure to or hedge changes in securities prices. The Fund entered into forward foreign currency contracts as a means of risk management/hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into total return swap agreements as a substitute for investment in physical securities.

JNL/Westchester Capital Event Driven Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Purchased options, at value	1,872	—	1,217	—	—	3,089
Forward foreign currency contracts	—	—	—	262	—	262
OTC swap agreements	—	—	10,641	—	—	10,641
Total derivative instruments assets	1,872	—	11,858	262	—	13,992
Derivative instruments liabilities:
Written options, at value	—	—	527	—	—	527
Forward foreign currency contracts	—	—	—	55	—	55
OTC swap agreements	—	—	9,197	—	13	9,210
Total derivative instruments liabilities	—	—	9,724	55	13	9,792
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Purchased option contracts	—	—	(1,221)	—	—	(1,221)
Written option contracts	—	—	6,455	—	—	6,455
Forward foreign currency contracts	—	—	—	831	—	831
Swap agreements	—	—	3,008	—	—	3,008
Net change in unrealized appreciation (depreciation) on:
Purchased options	968	—	859	—	—	1,827
Written options	—	—	494	—	—	494
Forward foreign currency contracts	—	—	—	827	—	827
Swap agreements	—	—	3,846	—	(13)	3,833

JNL/Westchester Capital Event Driven Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	1,599	(416)	—	1,183	—	—
JPM	9,343	(8,849)	—	494	—	—
Derivatives eligible for offset	10,942	(9,265)	—	1,677
Derivatives not eligible for offset	3,050				—	—
	13,992
Derivative Liabilities by Counterparty*
BOA	416	(416)	—	—	10,850	—
JPM	8,849	(8,849)	—	—	11,260	—
MLP	—	—	—	—	3,750	—
Derivatives eligible for offset	9,265	(9,265)	—	—
Derivatives not eligible for offset	527				—	—
	9,792

JNL/Westchester Capital Event Driven Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	4,765	—	43,387	—	—	—	204,290

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

The financial instruments eligible for offset table is presented for the following Fund, which held forward foreign currency contracts with significant exposure to several counterparties which were eligible for offset with each counterparty.

JNL/Franklin Templeton Mutual Shares Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	404	—	(404)	—	—	589
HSB	60	(60)	—	—	—	—
Derivatives eligible for offset	464	(60)	(404)	—
Derivatives not eligible for offset	—				—	—
	464
Derivative Liabilities by Counterparty*
HSB	68	(60)	—	8	—	—
Derivatives eligible for offset	68	(60)	—	8
Derivatives not eligible for offset	—				—	—
	68

1 Amounts eligible for offset are presented on a gross basis in the Statements of Assets and Liabilities.

2 Financial instruments eligible for offset, but not offset in the Statements of Assets and Liabilities.

3 Cash and security collateral not offset in the Statements of Assets and Liabilities. For derivative assets and liabilities, amounts do not reflect over-collateralization.

4 For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default. For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

5 Cash and security collateral pledged or segregated for derivative investments. For assets, amount reflects collateral received from or segregated by the counterparty. For liabilities, amount reflects collateral pledged or segregated by the Fund. Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

6 The derivative instruments outstanding as of December 31, 2018, as disclosed in the Schedules of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2018, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

7 Investment liabilities and assets include delayed delivery securities and secured borrowings. Liabilities reflect amounts payable to the counterparty for the cost of the investment, assets reflect the market value of the investments. The net amount reflects net unrealized gain or loss offset by any collateral with the counterparty. The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

8 Derivative asset or liability is not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.

* Counterparties are defined on page 306 in the Schedules of Investments.

The derivative strategy for Funds which held only one type of derivative during the year is as follows: JNL/AQR Large Cap Relaxed Constraint Equity Fund entered into futures to manage cash flow. JNL/DoubleLine Core Fixed Income Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, as a means of risk management/hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. JNL/DoubleLine Shiller Enhanced CAPE Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. JNL/Franklin Templeton Mutual Shares Fund entered into forward foreign currency contracts as a means of risk management and/or hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. JNL/Harris Oakmark Global Equity Fund entered into forward foreign currency contracts as a means of risk management and/or hedging. JNL/Invesco Diversified Dividend Fund entered into forward foreign currency contracts to reduce foreign currency exposure on investment securities denominated in foreign currencies. JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, JNL/Mellon Capital S&P 1500 Value Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital MSCI KLD 400 Social Index Fund and JNL/Mellon Capital Utilities Sector Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows and to hedge accrued dividends. JNL/Morningstar Wide Moat Index Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows and to hedge accrued dividends. JNL/PPM America Floating Rate Income Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. JNL/PPM America High Yield Bond Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund and JNL/S&P Total Yield Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows and to hedge accrued dividends. JNL/S&P International 5 Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows and to hedge accrued dividends. JNL/S&P International 5 Fund also entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes. JNL/WMC Balanced Fund entered into futures contracts as a means of risk management/hedging, as a means of short-term cash deployment and as an efficient means of obtaining exposure to certain markets as part of its investment strategy. JNL/BlackRock Global Natural Resources Fund, JNL/Causeway International Value Select Fund, JNL/First State Global Infrastructure Fund, JNL/FPA+DoubleLine Flexible Allocation Fund, JNL/Franklin Templeton Global Fund, JNL/Franklin Templeton International Small Cap Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Invesco China-India Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco International Growth Fund, JNL/JPMorgan MidCap Growth Fund, JNL/Lazard Emerging Markets Fund, JNL/MFS Mid Cap Value Fund, JNL Multi-Manager Small Cap Growth Fund, JNL/Oppenheimer Emerging Markets Innovator Fund, JNL/Oppenheimer Global Growth Fund, JNL/T. Rowe Price Establish Growth Fund, JNL/T. Rowe

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

Price Value Fund and JNL/WMC Value Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

The derivative instruments outstanding as of December 31, 2018, as disclosed in the Schedules of Investments, and the amounts of realized gains and losses and change in unrealized gains and losses on derivative instruments during the year ended December 31, 2018, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds. For Funds which held only one type of derivative during the year, the average monthly derivative volume (in thousands) is as follows:

	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
JNL/AQR Large Cap Relaxed Constraint Equity Fund	4,213	—	—	—
JNL/BlackRock Global Natural Resources Fund	—	32	—	—
JNL/Causeway International Value Select Fund	—	4,138	—	—
JNL/DoubleLine Shiller Enhanced CAPE Fund	—	—	—	1,500,269
JNL/First State Global Infrastructure Fund	—	1,302	—	—
JNL/Franklin Templeton Global Fund	—	652	—	—
JNL/Franklin Templeton International Small Cap Fund	—	1,534	—	—
JNL/GQG Emerging Markets Equity Fund	—	1,816	—	—
JNL/Harris Oakmark Global Equity Fund	—	30,063	—	—
JNL/Invesco China-India Fund	—	1,577	—	—
JNL/Invesco Diversified Dividend Fund	—	26,320	—	—
JNL/Invesco Global Real Estate Fund	—	2,914	—	—
JNL/Invesco International Growth Fund	—	4,770	—	—
JNL/Lazard Emerging Markets Fund	—	1,013	—	—
JNL/Mellon Capital S&P 500 Index Fund	92,977	—	—	—
JNL/Mellon Capital S&P 400 MidCap Index Fund	42,013	—	—	—
JNL/Mellon Capital Small Cap Index Fund	15,485	—	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund	—	1,769	—	—
JNL/Oppenheimer Global Growth Fund	—	3,073	—	—
JNL/PPM America Floating Rate Income Fund	15,903	—	—	—
JNL/PPM America High Yield Bond Fund	148,542	—	—	—
JNL/PPM America Total Return Fund	362,809	—	838	—
JNL/S&P Competitive Advantage Fund	9,236	—	—	—
JNL/S&P Dividend Income & Growth Fund	18,437	—	—	—
JNL/S&P International 5 Fund	—	360	62	—
JNL/S&P Intrinsic Value Fund	12,511	—	—	—
JNL/S&P Mid 3 Fund	1,008	—	—	—
JNL/S&P Total Yield Fund	11,147	—	—	—
JNL/T. Rowe Price Mid-Cap Growth Fund	—	13	—	—
JNL/T. Rowe Price Value Fund	—	771	—	—
JNL/WMC Balanced Fund	232,417	—	—	—

Pledged or Segregated Collateral. The following tables summarize cash and securities collateral pledged (in thousands) for Funds at December 31, 2018 for which collateral exists but was not presented in a Derivative and Financial Instruments Eligible for Offset table:

		Futures Contracts		Options Contracts	Swap Agreements
	Counterparties	Pledged or Segregated Cash($)	Pledged or Segregated Securities($)	Pledged or Segregated Securities($)	Pledged or Segregated Cash($)	Pledged or Segregated Securities($)
JNL/AQR Large Cap Relaxed Constraint Equity Fund	JPM	231	—	—	—	—
JNL/DoubleLine Shiller Enhanced CAPE Fund	BCL/BNP/CIB	—	—	—	—	129,782
JNL/JPMorgan Hedged Equity Fund	GSC	205	—	31,236	—	—
JNL/Mellon Capital Consumer Staples Sector Fund	GSC	—	30	—	—	—
JNL/Mellon Capital Emerging Markets Index Fund	GSC	—	757	—	—	—
JNL/Mellon Capital Industrials Sector Fund	GSC	—	19	—	—	—
JNL/Mellon Capital Materials Sector Fund	GSC	—	8	—	—	—
JNL/Mellon Capital Real Estate Sector Fund	GSC	—	20	—	—	—
JNL/Mellon Capital S&P 500 Index Fund	GSC	—	7,812	—	—	—
JNL S&P 500 Index Fund	GSC	—	25	—	—	—
JNL/Mellon Capital S&P 400 MidCap Index Fund	GSC	—	1,643	—	—	—
JNL/Mellon Capital S&P 1500 Growth Index Fund	GSC	—	55	—	—	—
JNL/Mellon Capital S&P 1500 Value Index Fund	GSC	—	8	—	—	—
JNL/Mellon Capital Small Cap Index Fund	GSC	—	453	—	—	—
JNL/Mellon Capital International Index Fund	GSC	—	886	—	—	—
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	GSC	—	10	—	—	—
JNL/Mellon Capital Utilities Sector Fund	GSC	—	44	—	—	—
JNL/Morningstar Wide Moat Index Fund	GSC	—	413	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

		Futures Contracts		Options Contracts	Swap Agreements
	Counterparties	Pledged or Segregated Cash($)	Pledged or Segregated Securities($)	Pledged or Segregated Securities($)	Pledged or Segregated Cash($)	Pledged or Segregated Securities($)
JNL/PPM America Floating Rate Income Fund	RBS	121	—	—	—	—
JNL/PPM America High Yield Bond Fund	BOA	1,560	—	—	—	—
JNL/S&P Competitive Advantage Fund	GSC	—	518	—	—	—
JNL/S&P Dividend Income & Growth Fund	GSC	—	1,031	—	—	—
JNL/S&P International 5 Fund	GSC	—	20	—	—	—
JNL/S&P Intrinsic Value Fund	GSC	—	971	—	—	—
JNL/S&P Mid 3 Fund	GSC	—	70	—	—	—
JNL/S&P Total Yield Fund	GSC	—	1,334	—	—	—
JNL/Scout Unconstrained Bond Fund	GSC/JPM	3,004	—	—	2,541	—
JNL/T. Rowe Price Managed Volatility Balanced Fund	JPM	—	4,346	—	—	—
JNL/WMC Balanced Fund	GSC	—	911	—	—	—

		Securities Sold Short
	Lending Agent/Prime Broker	Pledged Cash($)	Segregated Securities($)
JNL/AQR Large Cap Relaxed Constraint Equity Fund	SSB	818	143,232
JNL/BlackRock Global Allocation Fund	UBS	25,916	150
JNL/Boston Partners Global Long Short Equity Fund	GSI	167,447	127,441
JNL/FPA + DoubleLine Flexible Allocation Fund	JPM	42,581	202,095
JNL Multi-Manager Alternative Fund	GSI/JPM/SSB	35,228	220,821
JNL/Westchester Capital Event Driven Fund	GSI/JPM	25,798	35,893

NOTE 7. INVESTMENT RISKS

Market and Volatility Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Funds may invest in derivatives to hedge a Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause a Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because a Fund may allocate relatively more assets to certain sectors than others, a Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by a Fund.

Concentration Risk. To the extent that a Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, a Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

Prepayment Risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that a Fund may have to reinvest the proceeds in an investment that may have a lower interest rate. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Credit and Counterparty Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Foreign Securities Risk. Investing in securities of foreign companies or issued by foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Currency Risk. Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time or currencies may become illiquid for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of the U.S. government or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

Leverage Risk. Certain Funds may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions may involve leverage of a Fund’s assets. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Emerging Market Securities Risk. Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries. These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility.

Sanctioned Securities Risk. Certain Funds may invest in securities issued by companies located in Russia. The U.S. Government and other governments have placed sanctions on Russia. When sanctions are placed on a country, the Fund may experience limitations on its investments including the inability to dispose of securities in that country, the inability to settle securities transactions in that country and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk and currency risk.

Real Estate Investment Risk. Certain Funds may concentrate their assets in the real estate industry and investments in these Funds will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. The value of a Fund’s investment in REITs may be affected by the management skill of the persons managing the REIT. Because REITs have expenses of their own, the Fund will bear a proportional share of those expenses. For Funds that focus their investments in REITs and other companies related to the real estate industry, the value of shares may rise and fall more than the value of shares of a Fund that invests in a broader range of companies.

Participation Note Risk. The JNL/GQG Emerging Markets Equity Fund invests in P-Notes. P-Notes may contain various risks including the potential inability of the counterparty to fulfill its obligations under the terms of the contract. An issuer of P-Notes may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength or credit rating may affect a security’s value. These securities may be more volatile and less liquid than other investments held by the Fund.

Master Limited Partnership Risk. Investment in MLPs involves some risks that differ from an investment in the common stock of a corporation. Holders of MLPs have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

Senior and Junior Loan Risk. When a Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations. Senior and Junior loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics. The Fund is also subject to the risk that the agent bank administering the loan may fail to meet its obligations.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s Sub-Advisers and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of a Fund.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNAM also serves as the Administrator to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal (except for litigation expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees ("Independent Trustees") and independent legal counsel to the Independent Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedules indicate the range of the advisory fee at various net asset levels and the administrative fee each Fund was obligated to pay JNAM. For the advisory fee ranges presented, refer to the Trust’s Prospectus for the specific percentage of average daily net assets and break points for each Fund.

	Advisory Fee (m-millions)			Administrative Fee (b-billions)
	$0 to $100m (%)	$100m to $500m (%)	Over $500m (%)	$0 to $3b (%)	Over $3b (%)
JNL/AB Dynamic Asset Allocation Fund	0.65	0.65	0.625 - 0.58	0.15	0.13
JNL/AQR Large Cap Relaxed Constraint Equity Fund	0.70	0.70 – 0.65	0.65 – 0.63	0.15	0.13
JNL/AQR Managed Futures Strategy Fund	0.85	0.85	0.80 – 0.73	0.15	0.13
JNL/BlackRock Global Allocation Fund[1]	0.65	0.65	0.65 - 0.54	0.15	0.13
JNL/BlackRock Global Natural Resources Fund	0.60	0.60 - 0.50	0.50 – 0.47	0.15	0.13
JNL/BlackRock Large Cap Select Growth Fund	0.60	0.60 - 0.55	0.50 - 0.43	0.10	0.09
JNL/Boston Partners Global Long Short Equity Fund	1.10	1.10	1.10 - 1.03	0.15	0.13
JNL/Causeway International Value Select Fund[2]	0.55	0.55	0.50 – 0.46	0.15	0.13
JNL/ClearBridge Large Cap Growth Fund	0.50	0.50	0.50 – 0.43	0.15	0.13
JNL/Crescent High Income Fund	0.55	0.55	0.55 - 0.48	0.15	0.13
JNL/DFA U.S. Core Equity Fund	0.40	0.40	0.40 – 0.38	0.10	0.09
JNL/DoubleLine Core Fixed Income Fund	0.39	0.39	0.39 – 0.34	0.10	0.09
JNL/DoubleLine Emerging Markets Fixed Income Fund	0.65	0.65	0.60 – 0.58	0.15	0.13
JNL/DoubleLine Shiller Enhanced CAPE Fund	0.625	0.625	0.60 – 0.53	0.15	0.13
JNL/First State Global Infrastructure Fund[3]	0.70	0.70	0.69 – 0.61	0.15	0.13
JNL/FPA + DoubleLine Flexible Allocation Fund	0.675	0.675	0.675 – 0.58	0.15	0.13
JNL/Franklin Templeton Global Fund	0.65	0.65 – 0.55	0.50 – 0.48	0.15	0.13
JNL/Franklin Templeton Global Multisector Bond Fund	0.60	0.60	0.60 – 0.455	0.15	0.13
JNL/Franklin Templeton Income Fund	0.70	0.65 – 0.55	0.50 – 0.48	0.10	0.09
JNL/Franklin Templeton International Small Cap Fund	0.80	0.80	0.75 – 0.68	0.15	0.13
JNL/Franklin Templeton Mutual Shares Fund	0.62	0.62	0.57 – 0.54	0.10	0.09
JNL/Goldman Sachs Core Plus Bond Fund[4]	0.45	0.45	0.40 – 0.33	0.10	0.09
JNL/Goldman Sachs Emerging Markets Debt Fund	0.625	0.625 – 0.575	0.575 – 0.555	0.15	0.13
JNL/GQG Emerging Markets Equity Fund	0.90	0.90	0.90 – 0.84	0.15	0.13
JNL/Harris Oakmark Global Equity Fund	0.75	0.75 – 0.70	0.70 – 0.655	0.15	0.13
JNL/Heitman U.S. Focused Real Estate Fund	0.65	0.65	0.65 – 0.58	0.15	0.13
JNL/Invesco China-India Fund	0.75	0.75	0.75 – 0.705	0.15	0.13
JNL/Invesco Diversified Dividend Fund	0.525	0.525	0.525 – 0.48	0.15	0.13
JNL/Invesco Global Real Estate Fund[5]	0.60	0.60	0.60 – 0.55	0.15	0.13
JNL/Invesco International Growth Fund	0.55	0.55	0.50 – 0.46	0.15	0.13
JNL/Invesco Small Cap Growth Fund[6]	0.675	0.675	0.675 – 0.61	0.10	0.09
JNL/JPMorgan Hedged Equity Fund	0.50	0.50	0.50 – 0.43	0.15	0.13
JNL/JPMorgan MidCap Growth Fund	0.60	0.60 – 0.55	0.55 – 0.43	0.10	0.09
JNL/JPMorgan U.S. Government & Quality Bond Fund	0.40	0.40 – 0.30	0.25 – 0.23	0.10	0.09
JNL/Lazard Emerging Markets Fund	0.80	0.80 – 0.75	0.75 – 0.73	0.15	0.13
JNL/Loomis Sayles Global Growth Fund	0.50	0.50	0.50 – 0.48	0.15	0.13
JNL/Mellon Capital Consumer Staples Sector Fund	0.24 – 0.21	0.18	0.18 – 0.15	0.15	0.13
JNL/Mellon Capital Emerging Markets Index Fund	0.30	0.30	0.25 – 0.18	0.15	0.13
JNL/Mellon Capital European 30 Fund	0.27 – 0.21	0.18	0.18 – 0.16	0.15	0.13
JNL/Mellon Capital Industrials Sector Fund	0.24 – 0.21	0.18	0.18 – 0.15	0.15	0.13
JNL/Mellon Capital Materials Sector Fund	0.24 – 0.21	0.18	0.18 – 0.15	0.15	0.13
JNL/Mellon Capital Pacific Rim 30 Fund	0.27 - 0.21	0.18	0.18 – 0.16	0.15	0.13
JNL/Mellon Capital Real Estate Sector Fund	0.24 – 0.21	0.18	0.18 – 0.15	0.15	0.13
JNL/Mellon Capital S&P 500 Index Fund[7]	0.17	0.17	0.13 – 0.09	0.10	0.09
JNL S&P 500 Index Fund	0.20	0.20	0.20 – 0.155	0.10	0.09
JNL/Mellon Capital S&P 400 MidCap Index Fund	0.19	0.19	0.14 – 0.11	0.10	0.09
JNL/Mellon Capital S&P 1500 Growth Index Fund	0.20	0.20	0.20 – 0.155	0.15	0.13
JNL/Mellon Capital S&P 1500 Value Index Fund	0.20	0.20	0.20 – 0.155	0.15	0.13
JNL/Mellon Capital Small Cap Index Fund	0.19	0.19	0.14 – 0.11	0.10	0.09
JNL/Mellon Capital International Index Fund	0.20	0.20	0.15 - 0.12	0.15	0.13
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	0.25	0.25	0.25 – 0.18	0.15	0.13
JNL/Mellon Capital Bond Index Fund[8]	0.18	0.18	0.15 – 0.12	0.10	0.09
JNL/Mellon Capital Utilities Sector Fund	0.24 – 0.21	0.18	0.18 – 0.15	0.15	0.13
JNL/MFS Mid Cap Value Fund[9]	0.60	0.55	0.55 – 0.52	0.10	0.09
JNL/Morningstar Wide Moat Index Fund	0.20	0.20	0.20 – 0.155	0.15	0.13
JNL Multi-Manager Alternative Fund	1.20	1.20	1.20 – 1.08	0.20	0.18
JNL Multi-Manager International Small Cap Fund	0.75	0.75	0.75 – 0.705	0.15	0.13
JNL Multi-Manager Mid Cap Fund	0.65	0.65	0.625 – 0.58	0.15	0.13

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	Advisory Fee (m-millions)			Administrative Fee (b-billions)
	$0 to $100m (%)	$100m to $500m (%)	Over $500m (%)	$0 to $3b (%)	Over $3b (%)
JNL/Multi-Manager Small Cap Growth Fund	0.65	0.60	0.55 – 0.53	0.10	0.09
JNL/Multi-Manager Small Cap Value Fund	0.75	0.75 – 0.67	0.65 – 0.63	0.10	0.09
JNL/Neuberger Berman Strategic Income Fund	0.50	0.50	0.45 – 0.38	0.15	0.13
JNL/Oppenheimer Emerging Markets Innovator Fund[10]	1.00	1.00	0.95 – 0.88	0.15	0.13
JNL/Oppenheimer Global Growth Fund	0.50	0.50	0.50 – 0.48	0.15	0.13
JNL/PIMCO Income Fund	0.50	0.50	0.50 – 0.43	0.15	0.13
JNL/PIMCO Real Return Fund	0.39	0.39	0.39 – 0.345	0.10	0.09
JNL/PPM America Floating Rate Income Fund	0.50	0.50	0.45 – 0.405	0.15	0.13
JNL/PPM America High Yield Bond Fund	0.40	0.40 – 0.35	0.325 – 0.305	0.10	0.09
JNL/PPM America Mid Cap Value Fund	0.65	0.65 – 0.55	0.50 – 0.455	0.10	0.09
JNL/PPM America Small Cap Value Fund	0.65	0.65 – 0.55	0.50 – 0.455	0.10	0.09
JNL/PPM America Total Return Fund	0.40	0.40	0.40 – 0.33	0.10	0.09
JNL/PPM America Value Equity Fund	0.45	0.45 – 0.40	0.40 – 0.37	0.10	0.09
JNL/S&P Competitive Advantage Fund	0.30	0.30	0.25 – 0.23	0.10	0.09
JNL/S&P Dividend Income & Growth Fund	0.30	0.30	0.25 – 0.23	0.10	0.09
JNL/S&P International 5 Fund[11,12]	0.30	0.30	0.25 – 0.23	0.15	0.13
JNL/S&P Intrinsic Value Fund	0.30	0.30	0.25 – 0.23	0.10	0.09
JNL/S&P Mid 3 Fund[11,12]	0.30	0.30	0.25 – 0.23	0.10	0.09
JNL/S&P Total Yield Fund	0.30	0.30	0.25 – 0.23	0.10	0.09
JNL/Scout Unconstrained Bond Fund	0.55	0.55	0.55 – 0.48	0.15	0.13
JNL/T.Rowe Price Established Growth Fund	0.55	0.55 – 0.50	0.45 – 0.42	0.10	0.09
JNL/T.Rowe Price Managed Volatility Balanced Fund[13]	0.55	0.55	0.55 – 0.48	0.15	0.13
JNL/T.Rowe Price Mid-Cap Growth Fund	0.65	0.65 – 0.60	0.60 – 0.58	0.10	0.09
JNL/T.Rowe Price Short-Term Bond Fund	0.35	0.35 – 0.30	0.30 – 0.255	0.10	0.09
JNL/T.Rowe Price Value Fund	0.59	0.59 – 0.49	0.49 – 0.47	0.10	0.09
JNL/Vanguard Growth ETF Allocation Fund	0.20	0.20	0.20 – 0.155	0.15	0.13
JNL/Vanguard Moderate ETF Allocation Fund	0.20	0.20	0.20 – 0.155	0.15	0.13
JNL/Vanguard Moderate Growth ETF Allocation Fund	0.20	0.20	0.20 – 0.155	0.15	0.13
JNL/Westchester Capital Event Driven Fund	1.05	1.05	1.05 – 0.88	0.10	0.08
JNL/WMC Balanced Fund	0.45 – 0.40	0.40 – 0.35	0.325 – 0.305	0.10	0.09
JNL/WMC Government Money Market Fund	0.18	0.18	0.15 – 0.13	0.10	0.09
JNL/WMC Value Fund	0.45	0.45 – 0.40	0.35 – 0.33	0.10	0.09

1 Prior to August 13, 2018, for advisory fees, the range for $0 to $500 million was 0.65% and for over $500 million was 0.65% - 0.58%.

2 Prior to April 30, 2018, for advisory fees, the range for $0 to $100 million was 0.60%, the range for $100 million to $500 million was 0.60% - 0.55% and for over $500 million was 0.50% - 0.48%.

3 Prior to August 13, 2018, for advisory fees, the range for $0 to $500 million was 0.70% and for over $500 million was 0.70% - 0.63%.

4 Prior to April 30, 2018, for advisory fees, the range for $0 to $500 million was 0.475% and for over $500 million was 0.45% - 0.37%.

5 Prior to April 30, 2018, for advisory fees, the range for $0 to $500 million was 0.60% and for over $500 million was 0.60% - 0.57%.

6 Prior to April 30, 2018, for advisory fees, the range for $0 to $500 million was 0.70% and for over $500 million was 0.70% - 0.66%.

7 Prior to August 13, 2018, for advisory fees, the range for $0 to $500 million was 0.17% and for over $500 million was 0.13% - 0.10%.

8 Prior to August 13, 2018, for advisory fees, the range for $0 to $500 million was 0.20% and for over $500 million was 0.15% - 0.12%.

9 Prior to April 30, 2018, for advisory fees, the range for $0 to $100 million was 0.60%, the range for $100 million to $500 million was 0.55% and for over $500 million was 0.55% - 0.53%.

10 Prior to April 30, 2018, for advisory fees, the range for $0 to $500 million was 1.00 % and for over $500 million was 1.00% - 0.93%.

11 Prior to April 30, 2018, for advisory fees, the range for $0 to $500 million was 0.35% and for over $500 million was 0.35% - 0.28%.

12 Prior to August 13, 2018, for advisory fees, the range for $0 to $500 million was 0.32% and for over $500 million was 0.32% - 0.26%.

13 Prior to August 13, 2018, for advisory fees, the range for $0 to $500 million was 0.30% and for over $500 million was 0.30% - 0.24%. Prior to August 13, 2018, for the administrative fee, the range from $0 - $3 billion was 0.05% and over $3 billion was 0.045%.

Advisory Fee Waivers and Expense Reimbursements. Pursuant to a contractual expense limitation agreement, JNAM agreed to waive fees and reimburse expenses of the JNL/WMC Government Money Market Fund to the extent necessary to limit operating expenses of each class of shares of the Fund (excluding brokerage expense, interest, taxes, and extraordinary expenses) to an annual rate as a percentage of average daily net assets equal to or less than the Fund’s net investment income for the period. JNAM may recover previously reimbursed expenses from the Fund for fees waived and reimbursed for a period of three years from the end of the fiscal year in which fees were waived and a reimbursement took place. During the year ended December 31, 2018, JNAM recovered $2,374 of previously reimbursed expenses (in thousands) for Class A shares. At December 31, 2018, the amount of potentially recoverable expenses (in thousands) was $1,982 for Class A shares that expires on December 31, 2019.

Pursuant to a contractual and voluntary fee waiver agreement, JNAM agreed to waive a portion of its advisory fees for each of the following Funds. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as expense waiver in each Fund’s Statement of Operations.

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets (%)
JNL S&P 500 Index Fund[1]	0.17
JNL/Vanguard Growth ETF Allocation Fund	0.04
JNL/Vanguard Moderate ETF Allocation Fund	0.05
JNL/Vanguard Moderate Growth ETF Allocation Fund	0.05
[1] Prior to August 13, 2018, the contractual fee waiver was 0.13% for all net assets.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

Voluntary Advisory Fee Waiver as a Percentage of Average Daily Net Assets (%)
JNL/AQR Large Cap Relaxed Constraint Equity Fund[1]	0.025 for net assets between $500 million - $1 billion and 0.05 for net assets over $1 billion
JNL/Boston Partners Global Long Short Equity Fund[1]	0.05 for net assets over $500 million
JNL/DoubleLine Shiller Enhanced CAPE Fund[1]	0.025 on net assets between $0 - $1 billion
JNL/Harris Oakmark Global Equity Fund[1]	0.03 for net assets between $1 billion - $3 billion and 0.025 for net assets over $3 billion
JNL/Invesco China-India Fund[1]	0.025 for net assets over $500 million
JNL/T.Rowe Price Mid-Cap Growth Fund	0.01 for net assets between $1 billion - $5 billion
JNL/T.Rowe Price Value Fund[2]	0.04 for net assets between $0 - $150 million and 0.01% for net assets over $150 million
[1] Effective September 1, 2018. [2] Prior to November 1, 2018, the voluntary fee waiver was 0.01% for net assets between $1 billion - $5 billion.

JNAM agreed to voluntarily waive advisory fees attributable to JNL/JPMorgan MidCap Growth Fund and JNL/JPMorgan U.S. Government & Quality Bond Fund’s value of the shares of the Funds that are beneficially owned by retirement plans and IRAs as part of variable insurance contracts. Effective, August 31, 2018, the voluntary fee waiver was discontinued. None of the waived advisory fees can be recaptured by JNAM.

Administrative Fee Waivers. Pursuant to contractual waiver agreements, JNAM agreed to waive 0.05% of the administrative fees of the Class I shares of JNL/DFA U.S. Core Equity Fund, JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, JNL/Mellon Capital S&P 1500 Value Index Fund, JNL/Mellon Capital MSCI KLD 400 Social Index Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/S&P International 5 Fund and JNL/S&P Mid 3 Fund and 0.12% of the administrative fee of Class I shares of JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund and JNL/Vanguard Moderate Growth ETF Allocation Fund. None of the waived administrative fees can be recaptured by JNAM. The amount of waived expenses for the Funds is recorded as expense waiver in each Fund’s Statement of Operations.

Distribution Fees. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, Class A Shares of the Funds pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of paying for certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. The Funds’ Plan is structured as a compensation plan. Under a compensation plan, the distributor may receive 12b-1 fees in excess of the allowable distribution and related shareholder servicing expenses, but not exceeding the maximum 12b-1 fee, which may be applied to future periods when distribution and related shareholder servicing expenses are less than the maximum 12b-1 fee set by the Plan. Under the Plan, the maximum annual rate for Rule 12b-1 fees paid by the Class A shares of the Funds is 0.30% of the average daily net assets of the Class A shares of each Fund. Each Fund pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in each Fund’s Statement of Operations.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for board of trustees fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in board of trustees fees set forth in the Statements of Operations.

Directed Brokerage Commissions. A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker/dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Security Transactions. Security transactions can occur in the Funds where both the buyer and seller of the security are portfolios or accounts for which JNAM serves as the Adviser or the other party to the transaction is another fund advised by the Sub-Adviser. Such transactions occur to eliminate transaction costs normally associated with security trading activity. Such transactions are subject to compliance with Rule 17a-7 under the 1940 Act (“Rule 17a-7 transactions”) and are reviewed by the Board. Rule 17a-7 trades are executed at current market price at the time of the transaction. The following Funds had Rule 17a-7 transactions (in thousands) that were deemed significant by the Adviser during the year ended December 31, 2018.

	Purchase of Securities($)	Proceeds from Sales of Securities($)
JNL/Goldman Sachs Emerging Markets Debt Fund	-	25,119
JNL/Invesco Small Cap Growth Fund	40,151	-
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	294	294
JNL/Oppenheimer Global Growth Fund	2,016	2.181
JNL/PIMCO Income Fund	468,325	3,715
JNL/S&P Competitive Advantage Fund	194,762	210,627
JNL/S&P Dividend Income & Growth Fund	80,143	153,256
JNL/S&P Intrinsic Value Fund	343,679	297,165
JNL/S&P Total Yield Fund	238,080	209,504

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

Share Transactions. On September 25, 2017, JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund was sold from Class A shares and purchased into Class I shares. Proceeds from the sale of shares, cost of shares redeemed, shares sold and shares redeemed in the Statements of Changes in Net Assets includes the simultaneous redemption of Class A shares and purchase of Class I shares as follows (in thousands):

	Cost of shares redeemed($)	Shares redeemed	Proceeds from the sale of shares($)	Shares sold
JNL/AQR Large Cap Relaxed Constraint Equity Fund	(204,176)	(17,158)	204,176	16,930
JNL/AQR Managed Futures Strategy Fund	(272,406)	(33,839)	272,406	33,672
JNL/BlackRock Global Natural Resources Fund	(1,177)	(146)	1,177	145
JNL/BlackRock Large Cap Select Growth Fund	(1,047,560)	(31,002)	1,047,560	29,922
JNL/Boston Partners Global Long Short Equity Fund	(583,613)	(54,543)	583,613	54,543
JNL/Causeway International Value Select Fund	(1,269,036)	(78,046)	1,269,036	76,081
JNL/Crescent High Income Fund	(664,182)	(61,727)	664,182	61,727
JNL/DFA U.S. Core Equity Fund	(65,691)	(5,177)	65,691	4,895
JNL/DoubleLine Core Fixed Income Fund	(246,843)	(19,135)	246,843	17,797
JNL/DoubleLine Emerging Markets Fixed Income Fund	(521,574)	(46,862)	521,574	46,862
JNL/DoubleLine Shiller Enhanced CAPE Fund	(699,619)	(49,654)	699,619	49,654
JNL/First State Global Infrastructure Fund	(66,621)	(4,732)	66,621	4,712
JNL/FPA + DoubleLine Flexible Allocation Fund	(240,150)	(19,572)	240,150	19,509
JNL/Franklin Templeton Global Fund	(494,525)	(43,570)	494,525	43,417
JNL/Franklin Templeton Global Multisector Bond Fund	(1,003,886)	(91,847)	1,003,886	91,345
JNL/Franklin Templeton Income Fund	(494,079)	(42,014)	494,079	43,918
JNL/Franklin Templeton Mutual Shares Fund	(515,072)	(45,301)	515,072	44,867
JNL/Goldman Sachs Core Plus Bond Fund	(155,206)	(13,265)	155,206	13,043
JNL/Goldman Sachs Emerging Markets Debt Fund	(170,121)	(14,729)	170,121	14,540
JNL/Harris Oakmark Global Equity Fund	(544,970)	(45,989)	544,970	45,989
JNL/Invesco Global Real Estate Fund	(585,381)	(61,232)	585,381	60,349
JNL/Invesco International Growth Fund	(420,829)	(30,853)	420,829	29,285
JNL/Invesco Small Cap Growth Fund	(229,938)	(9,971)	229,938	9,629
JNL/JPMorgan MidCap Growth Fund	(699,263)	(21,622)	699,263	21,139
JNL/JPMorgan U.S. Government & Quality Bond Fund	(522,884)	(39,915)	522,884	38,028
JNL/Lazard Emerging Markets Fund	(517,024)	(47,477)	517,024	47,303
JNL/Mellon Capital Emerging Markets Index Fund	(38,026)	(3,392)	38,026	3,377
JNL/Mellon Capital S&P 500 Index Fund	(569,899)	(27,854)	569,899	27,255
JNL/Mellon Capital S&P 400 MidCap Index Fund	(273,157)	(13,603)	273,157	13,364
JNL/Mellon Capital Small Cap Index Fund	(248,020)	(13,509)	248,020	13,284
JNL/Mellon Capital International Index Fund	(379,332)	(25,339)	379,332	24,394
JNL/Mellon Capital Bond Index Fund	(298,031)	(25,386)	298,031	24,529
JNL/MFS Mid Cap Value Fund	(77,978)	(6,804)	77,978	6,775
JNL Multi-Manager Alternative Fund	(1,021,541)	(101,243)	1,021,541	101,243
JNL Multi-Manager Mid Cap Fund	(870,974)	(74,955)	870,974	74,955
JNL Multi-Manager Small Cap Growth Fund	(414,352)	(17,165)	414,352	16,423
JNL Multi-Manager Small Cap Value Fund	(518,911)	(35,936)	518,911	35,911
JNL/Neuberger Berman Strategic Income Fund	(24,886)	(2,264)	24,886	2,252
JNL/Oppenheimer Emerging Markets Innovator Fund	(448,062)	(39,899)	448,062	39,899
JNL/Oppenheimer Global Growth Fund	(612,302)	(35,620)	612,302	35,049
JNL/PIMCO Real Return Fund	(904,017)	(91,407)	904,017	90,492
JNL/PPM America Floating Rate Income Fund	(34,025)	(3,256)	34,025	3,256
JNL/PPM America High Yield Bond Fund	(557,178)	(41,488)	557,178	35,762
JNL/PPM America Mid Cap Value Fund	(45,751)	(3,129)	45,751	3,108
JNL/PPM America Total Return Fund	(935,208)	(78,788)	935,208	78,788
JNL/S&P Competitive Advantage Fund	(1,749,071)	(118,181)	1,749,071	117,466
JNL/S&P Dividend Income & Growth Fund	(1,746,414)	(116,428)	1,746,414	114,971
JNL/S&P Intrinsic Value Fund	(1,745,057)	(131,010)	1,745,057	128,692
JNL/S&P Total Yield Fund	(1,718,241)	(131,264)	1,718,241	130,071
JNL/Scout Unconstrained Bond Fund	(746,958)	(74,921)	746,958	74,921
JNL/T. Rowe Price Established Growth Fund	(2,724,045)	(65,846)	2,724,045	64,035
JNL/T. Rowe Price Mid-Cap Growth Fund	(307,810)	(6,840)	307,810	6,566
JNL/T. Rowe Price Short-Term Bond Fund	(598,617)	(61,021)	598,617	60,466
JNL/T. Rowe Price Value Fund	(2,739,917)	(167,477)	2,739,917	160,793
JNL/Westchester Capital Event Driven Fund	(245,786)	(24,852)	245,786	24,852
JNL/WMC Value Fund	(730,002)	(31,808)	730,002	31,011

NOTE 9. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds, with the exception of JNL/Heitman U.S. Focused Real Estate Fund, JNL/JPMorgan Hedged Equity Fund, JNL/Loomis Sayles Global Growth Fund, JNL/Morningstar Wide Moat Index Fund, JNL Multi-Manager International Small Cap Fund, JNL/WMC Government Money Market Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund and JNL/Vanguard Moderate Growth ETF Allocation Fund, participate in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. Effective June 1,

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

2018, JNL/ClearBridge Large Cap Growth Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Invesco Diversified Dividend Fund, JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL S&P 500 Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, JNL/Mellon Capital S&P 1500 Value Index Fund and JNL/PIMCO Income Fund were added to the SCA. Also effective June 1, 2018, JNL/WMC Government Money Market Fund was removed from the SCA. Also effective June 1, 2018, the Participating Funds may borrow up to $675,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. Prior to June 1, 2018, the amount available under the facility was $600,000,000. JNL/PPM America Floating Rate Income Fund has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. Effective June 1, 2018, these fees are allocated 22.2% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 77.8% to the other Participating Funds based on each fund’s net assets as a percentage of the Participating Funds’ total net assets. Prior to June 1, 2018, the fees were allocated 25% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 75% to the other Participating Funds. During the year, the Participating Funds paid an annual administration fee to JPM Chase which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed by the Funds under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds, with the exception of JNL/WMC Government Money Market Fund, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 10. FUND ACQUISITIONS

Tax Free Exchange. The following tables include information (in thousands) relating to acquisitions completed on August 13, 2018. The acquisitions were completed by a tax free exchange of Class A and Class I shares for the acquired and acquiring Funds indicated below pursuant to a plan of reorganization approved by the Board and approved by the acquired Fund's shareholders, as applicable. The purpose of the acquisitions was to combine Funds with similar investment objectives and strategies. Shares were issued at NAV based on the fair value of the assets received by the acquiring Funds. The cost basis of the investments received from the acquired Fund was carried forward to align ongoing reporting of the acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

		Acquired Fund		Acquiring Fund
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date	Shares of Acquiring Fund Issued in Exchange
JNL Real Assets Fund[1]	JNL/PIMCO Real Return Fund
Class A	Class A	11,153	1,144	1,136,027	114,546	1,124
Class I	Class I	1	—	775,046	77,149	—
JNL/Invesco Mid Cap Value Fund	JNL/MFS Mid Cap Value Fund
Class A	Class A	421,665	25,226	820,656	65,688	33,760
Class I	Class I	100,627	5,948	114,441	9,094	7,999
JNL/MMRS Growth Fund	JNL/T. Rowe Price Managed Volatility Balanced Fund
Class A	Class A	49,331	3,901	183,089	15,126	4,077
Class I	Class I	1	—	1	—	—
JNL/MMRS Conservative Fund	JNL/T. Rowe Price Managed Volatility Balanced Fund
Class A	Class A	336,869	28,130	183,089	15,126	27,840
Class I	Class I	—	—	1	—	—

1Prior to the acquisition the acquired Fund was a separate series of Jackson Variable Series Trust.

Immediately prior to the reorganization, the cost, market value and unrealized appreciation (depreciation) of investments (in thousands) for the acquired Fund were as follows:

Acquired Fund	Cost of Investments($)	Value of Investments($)	Net Unrealized Appreciation/ (Depreciation)($)
JNL/Invesco Mid Cap Value Fund	506,748	514,532	7,784

Assuming the acquisitions had been completed on January 1, 2018, the acquiring Funds’ unaudited pro forma results of operations (in thousands) for the year ended December 31, 2018, would have been:

Acquiring Fund	Net Investment Income (Loss)($)	Net Realized Gain (Loss)($)	Net Change in Unrealized Appreciation/ (Depreciation)($)	Net Change in Net Assets from Operations($)
JNL/MFS Mid Cap Value Fund	15,042	122,625	(278,788)	(141,121)
JNL/PIMCO Real Return Fund	37,643	(43,404)	(37,343)	(43,104)
JNL/T. Rowe Price Managed Volatility Balanced Fund	691	24,182	(61,373)	(36,500)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of net investment income (loss) and net realized and unrealized gain (loss) of the acquired Funds that has been included in each acquiring Fund’s Statement of Operations since August 13, 2018.

NOTE 11. INCOME TAX MATTERS

JNL/ClearBridge Large Cap Growth Fund, JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL S&P 500 Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, JNL/Mellon Capital S&P 1500 Value Index Fund, JNL/T. Rowe Price Managed Volatility Balanced Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund and JNL/Vanguard Moderate Growth ETF Allocation Fund are treated as partnerships for federal income tax purposes. These Funds are generally not subject to federal income tax, and therefore, there is no provision for federal income taxes. Each Fund is a separate entity for federal income tax purposes.

Each Fund, except those that are treated as a partnership for federal income tax purposes, are treated as a separate tax payer for federal income tax purposes. Each of these Funds intends to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. The Funds may also fully or partially satisfy their distribution requirements by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash for tax purposes only. Under current tax law, interest, dividends and capital gains paid by these Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

Reporting as a Consolidated Fund is not recognized for federal income tax purposes. The Subsidiaries are classified as controlled foreign corporations (“CFCs”) under the Internal Revenue Code of 1986 and each CFC's taxable income is calculated separately from the relevant Consolidated Fund’s taxable income. Net losses of the Subsidiaries may not be deductible by the Funds either in the current period or future periods.

The following information for Funds treated as RICs is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company ("PFIC") or REIT securities, net operating losses, accounting treatment of notional principal contracts and partnerships, equalization, consent dividends and other distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Total Distributable Earnings (Loss)($)	Paid-in Capital($)
JNL/AB Dynamic Asset Allocation Fund	(1,506)	1,506
JNL/AQR Large Cap Relaxed Constraint Equity Fund	(17,723)	17,723
JNL/AQR Managed Futures Strategy Fund	139,902	(139,902)
JNL/BlackRock Global Allocation Fund	(167,393)	167,393
JNL/BlackRock Global Natural Resources Fund	(9,298)	9,298
JNL/BlackRock Large Cap Select Growth Fund	(844,650)	844,650
JNL/Boston Partners Global Long Short Equity Fund	(5,076)	5,076
JNL/Crescent High Income Fund	7,321	(7,321)
JNL/DFA U.S. Core Equity Fund	(89,407)	89,407
JNL/DoubleLine Emerging Markets Fixed Income Fund	13,956	(13,956)
JNL/DoubleLine Shiller Enhanced CAPE Fund	9,330	(9,330)
JNL/First State Global Infrastructure Fund	24	(24)
JNL/FPA + DoubleLine Flexible Allocation Fund	(100,767)	100,767
JNL/Franklin Templeton Income Fund	(41,984)	41,984
JNL/Franklin Templeton Mutual Shares Fund	(117,700)	117,700
JNL/Goldman Sachs Emerging Markets Debt Fund	6,501	(6,501)
JNL/Harris Oakmark Global Equity Fund	(827)	827
JNL/Heitman U.S. Focused Real Estate Fund	1	(1)
JNL/Invesco Global Real Estate Fund	(42,535)	42,535
JNL/Invesco Small Cap Growth Fund	(144,204)	144,204
JNL/JPMorgan Hedged Equity Fund	3	(3)
JNL/JPMorgan MidCap Growth Fund	(269,763)	269,763
JNL/JPMorgan U.S. Government & Quality Bond Fund	(15,728)	15,728
JNL/Mellon Capital S&P 400 MidCap Index Fund	(260,984)	260,984
JNL/Mellon Capital Small Cap Index Fund	(230,121)	230,121
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	(490)	490
JNL/MFS Mid Cap Value Fund	80,636	(80,636)
JNL/Morningstar Wide Moat Index Fund	26	(26)
JNL Multi-Manager Alternative Fund	8,335	(8,335)
JNL Multi-Manager Mid Cap Fund	(69,113)	69,113
JNL Multi-Manager Small Cap Growth Fund	(209,593)	209,593
JNL Multi-Manager Small Cap Value Fund	31,194	(31,194)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	Net Increase(Decrease)
	Total Distributable Earnings (Loss)($)	Paid-in Capital($)
JNL/PIMCO Real Return Fund	255,317	(255,317)
JNL/PPM America Floating Rate Income Fund	(60,729)	60,729
JNL/PPM America High Yield Bond Fund	283,855	(283,855)
JNL/PPM America Mid Cap Value Fund	(19,675)	19,675
JNL/PPM America Small Cap Value Fund	(85,412)	85,412
JNL/PPM America Total Return Fund	5,165	(5,165)
JNL/PPM America Value Equity Fund	(14,424)	14,424
JNL/Scout Unconstrained Bond Fund	7,414	(7,414)
JNL/T. Rowe Price Established Growth Fund	(2,157,724)	2,157,724
JNL/T. Rowe Price Mid-Cap Growth Fund	(643,090)	643,090
JNL/T. Rowe Price Short-Term Bond Fund	15,304	(15,304)
JNL/T. Rowe Price Value Fund	(198,543)	198,543
JNL/Westchester Capital Event Driven Fund	(10,431)	10,431
JNL/WMC Balanced Fund	(499,919)	499,919
JNL/WMC Government Money Market Fund	1	(1)
JNL/WMC Value Fund	(278,656)	278,656

At December 31, 2018, the following Funds treated as RICs had capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. The amount and character of the capital loss carryforwards are listed in the table below.

	Capital Loss Carryforwards with No Expiration
	Short Term ($)	Long Term ($)	Total ($)
JNL/BlackRock Global Natural Resources Fund	—	108,449	108,449
JNL/DoubleLine Core Fixed Income Fund	25,121	—	25,121
JNL/First State Global Infrastructure Fund	34,313	25,269	59,582
JNL/Franklin Templeton Global Multisector Bond Fund	30,877	18,564	49,441
JNL/Goldman Sachs Core Plus Bond Fund	21,537	9,863	31,400
JNL/Goldman Sachs Emerging Markets Debt Fund	38,480	346	38,826
JNL/GQG Emerging Markets Equity Fund	46,560	2,078	48,638
JNL/Heitman U.S. Focused Real Estate Fund	592	—	592
JNL/Invesco Global Real Estate Fund	8,925	—	8,925
JNL/Lazard Emerging Markets Fund	7,747	132,284	140,031
JNL/Loomis Sayles Global Growth Fund	1,448	—	1,448
JNL/Mellon Capital Emerging Markets Index Fund	16,940	5,732	22,672
JNL/Mellon Capital European 30 Fund	12,959	19,463	32,422
JNL/Mellon Capital Bond Index Fund	4,320	6,432	10,752
JNL/Morningstar Wide Moat Index Fund	1,066	—	1,066
JNL Multi-Manager International Small Cap Fund	5,006	—	5,006
JNL/Neuberger Berman Strategic Income Fund	10,429	4,811	15,240
JNL/PIMCO Income Fund	2,584	—	2,584
JNL/PPM America Floating Rate Income Fund	7,828	53,381	61,209
JNL/S&P International 5 Fund	60	—	60
JNL/WMC Government Money Market Fund	6	—	6

As of December 31, 2018, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for Funds treated as RICs were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/AB Dynamic Asset Allocation Fund	37,181	1,251	(1,482)	(231)
JNL/AQR Large Cap Relaxed Constraint Equity Fund
Long Investments	544,414	42,321	(68,625)	(26,304)
Short Investments	141,544	29,014	(2,711)	26,303
JNL/AQR Managed Futures Strategy Fund	201,430	2	(21)	(19)
JNL/BlackRock Global Allocation Fund
Long Investments	3,558,651	204,252	(269,102)	(64,850)
Short Investments	23,917	3,876	(194)	3,682
JNL/BlackRock Global Natural Resources Fund	741,766	11,887	(112,423)	(100,536)
JNL/BlackRock Large Cap Select Growth Fund	3,132,595	133,919	(133,919)	—
JNL/Boston Partners Global Long Short Equity Fund
Long Investments	459,844	19,523	(34,783)	(15,260)
Short Investments	181,431	21,537	(6,281)	15,256
JNL/Causeway International Value Select Fund	1,715,435	59,718	(277,223)	(217,505)
JNL/Crescent High Income Fund	626,920	966	(962)	4

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/DFA U.S. Core Equity Fund	871,916	265,128	(104,218)	160,910
JNL/DoubleLine Core Fixed Income Fund	3,485,781	41,266	(103,081)	(61,815)
JNL/DoubleLine Emerging Markets Fixed Income Fund	512,265	1,443	(1,443)	—
JNL/DoubleLine Shiller Enhanced CAPE Fund	1,488,586	3,765	(3,757)	8
JNL/First State Global Infrastructure Fund	971,782	15,394	(84,521)	(69,127)
JNL/FPA + DoubleLine Flexible Allocation Fund
Long Investments	1,796,483	79,905	(203,483)	(123,578)
Short Investments	65,423	10,993	(819)	10,174
JNL/Franklin Templeton Global Fund	946,379	61,160	(169,275)	(108,115)
JNL/Franklin Templeton Global Multisector Bond Fund	1,634,440	12,504	(145,313)	(132,809)
JNL/Franklin Templeton Income Fund	2,280,143	88,407	(88,407)	—
JNL/Franklin Templeton International Small Cap Fund	621,327	52,376	(105,629)	(53,253)
JNL/Franklin Templeton Mutual Shares Fund	968,929	107,659	(107,659)	—
JNL/Goldman Sachs Core Plus Bond Fund
Long Investments	1,066,569	7,915	(20,842)	(12,927)
Short Investments	40,468		(430)	(430)
JNL/Goldman Sachs Emerging Markets Debt Fund	294,042	2,568	(31,393)	(28,825)
JNL/GQG Emerging Markets Equity Fund	472,240	20,421	(32,194)	(11,773)
JNL/Harris Oakmark Global Equity Fund	1,023,958	16,076	(230,739)	(214,663)
JNL/Heitman U.S. Focused Real Estate Fund	154,188	503	(12,304)	(11,801)
JNL/Invesco China-India Fund	506,281	101,238	(79,908)	21,330
JNL/Invesco Diversified Dividend Fund	531,142	17,705	(57,975)	(40,270)
JNL/Invesco Global Real Estate Fund	1,361,793	42,021	(122,748)	(80,727)
JNL/Invesco International Growth Fund	1,096,045	96,268	(144,028)	(47,760)
JNL/Invesco Small Cap Growth Fund	1,644,490	320,336	(176,136)	144,200
JNL/JPMorgan Hedged Equity Fund	123,721	664	(7,470)	(6,806)
JNL/JPMorgan MidCap Growth Fund	1,862,119	167,551	(167,551)	—
JNL/JPMorgan U.S. Government & Quality Bond Fund	1,067,810	14,271	(14,271)	—
JNL/Lazard Emerging Markets Fund	794,114	110,832	(152,858)	(42,026)
JNL/Loomis Sayles Global Growth Fund	280,728	3,549	(32,556)	(29,007)
JNL/Mellon Capital Emerging Markets Index Fund	1,130,048	128,806	(156,454)	(27,648)
JNL/Mellon Capital European 30 Fund	422,402	10,856	(77,182)	(66,326)
JNL/Mellon Capital Pacific Rim 30 Fund	275,836	4,322	(51,377)	(47,055)
JNL/Mellon Capital S&P 500 Index Fund	6,049,197	2,034,748	(481,016)	1,553,732
JNL/Mellon Capital S&P 400 MidCap Index Fund	2,716,504	423,288	(386,815)	36,473
JNL/Mellon Capital Small Cap Index Fund	2,260,919	390,633	(389,691)	942
JNL/Mellon Capital International Index Fund	1,615,378	197,719	(228,500)	(30,781)
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	30,464	1,591	(3,087)	(1,496)
JNL/Mellon Capital Bond Index Fund
Long Investments	1,177,365	8,665	(23,602)	(14,937)
Short Investments	3,852	3	(12)	(9)
JNL/Mellon Capital Utilities Sector Fund	172,868	7,075	(6,963)	112
JNL/MFS Mid Cap Value Fund	1,208,247	49,638	(49,638)	—
JNL/Morningstar Wide Moat Index Fund	514,198	8,134	(44,451)	(36,317)
JNL Multi-Manager Alternative Fund
Long Investments	1,150,463	29,275	(41,235)	(11,960)
Short Investments	147,835	16,777	(5,214)	11,563
JNL Multi-Manager International Small Cap Fund	303,660	3,201	(56,344)	(53,143)
JNL Multi-Manager Mid Cap Fund	908,746	89,376	(89,376)	—
JNL Multi-Manager Small Cap Growth Fund	1,921,074	183,927	(183,927)	—
JNL Multi-Manager Small Cap Value Fund	1,127,879	62,342	(62,342)	—
JNL/Neuberger Berman Strategic Income Fund	831,762	6,375	(23,767)	(17,392)
JNL/Oppenheimer Emerging Markets Innovator Fund	525,465	51,903	(94,051)	(42,148)
JNL/Oppenheimer Global Growth Fund	1,976,753	456,722	(217,687)	239,035
JNL/PIMCO Income Fund
Long Investments	1,186,307	9,039	(35,682)	(26,643)
Short Investments	2,429		(9)	(9)
JNL/PIMCO Real Return Fund	2,676,766	10,585	(11,506)	(921)
JNL/PPM America Floating Rate Income Fund	1,678,462	953	(87,223)	(86,270)
JNL/PPM America High Yield Bond Fund	2,122,104	23,450	(23,450)	—
JNL/PPM America Mid Cap Value Fund	593,255	39,376	(100,653)	(61,277)
JNL/PPM America Small Cap Value Fund	698,646	38,240	(154,533)	(116,293)
JNL/PPM America Total Return Fund	1,122,198	5,785	(5,785)	—
JNL/PPM America Value Equity Fund	189,601	18,420	(27,276)	(8,856)
JNL/S&P Competitive Advantage Fund	2,493,348	196,550	(173,779)	22,771
JNL/S&P Dividend Income & Growth Fund	5,166,560	169,293	(611,398)	(442,105)
JNL/S&P International 5 Fund	52,383	1,182	(8,058)	(6,876)
JNL/S&P Intrinsic Value Fund	2,503,547	91,529	(387,719)	(296,190)
JNL/S&P Mid 3 Fund	270,090	6,097	(43,285)	(37,188)
JNL/S&P Total Yield Fund	2,173,354	46,837	(338,987)	(292,150)
JNL/Scout Unconstrained Bond Fund	393,012	1,866	(1,866)	—
JNL/T. Rowe Price Established Growth Fund	8,451,065	659,520	(659,520)	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/T. Rowe Price Mid-Cap Growth Fund	4,591,289	948,166	(394,071)	554,095
JNL/T. Rowe Price Short-Term Bond Fund	1,708,931	2,207	(2,207)	—
JNL/T. Rowe Price Value Fund	3,973,947	182,848	(182,848)	—
JNL/Westchester Capital Event Driven Fund
Long Investments	205,941	4,777	(8,486)	(3,709)
Short Investments	27,317	1,658	(131)	1,527
JNL/WMC Balanced Fund
Long Investments	7,226,318	667,816	(381,703)	286,113
Short Investments	4,016		(23)	(23)
JNL/WMC Government Money Market Fund	1,303,721	—	—	—
JNL/WMC Value Fund	1,243,202	106,308	(106,308)	—

As of December 31, 2018, the components of net unrealized appreciation (depreciation) (in thousands) for derivatives were as follows:

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/AB Dynamic Asset Allocation Fund
Futures/Futures Options Contracts	138	80	(97)	(17)
Forward Foreign Currency Contracts	(51)	—	—	—
Swap Agreements	70	343	(70)	273
JNL/AQR Large Cap Relaxed Constraint Equity Fund
Futures/Futures Options Contracts	(155)	—	—	—
JNL/AQR Managed Futures Strategy Fund
Futures/Futures Options Contracts	1,268	4,016	(2,929)	1,087
Forward Foreign Currency Contracts	(1,007)	1,896	(1,883)	13
Swap Agreements	—	188	(72)	116
JNL/BlackRock Global Allocation Fund
Futures/Futures Options Contracts	2,113	88	(429)	(341)
Forward Foreign Currency Contracts	(247)	—	—	—
Swap Agreements	226	7,405	(2,746)	4,659
Purchased Options	18,379	2,351	(12,439)	(10,088)
Written Options	(17,586)	6,140	(15,140)	(9,000)
JNL/Boston Partners Global Long Short Equity Fund
Forward Foreign Currency Contracts	24	13	(12)	1
Swap Agreements	(317)	—	—	—
Written Options	(1,256)	87	(88)	(1)
JNL/Causeway International Value Select Fund
Forward Foreign Currency Contracts	2	—	—	—
JNL/DoubleLine Shiller Enhanced CAPE Fund
Swap Agreements	(118,565)	—	—	—
JNL/Franklin Templeton Global Multisector Bond Fund
Forward Foreign Currency Contracts	(8,155)	6,523	(6,362)	161
Swap Agreements	728	16,009	(1,697)	14,312
JNL/Franklin Templeton International Small Cap Fund
Forward Foreign Currency Contracts	1	—	—	—
JNL/Franklin Templeton Mutual Shares Fund
Forward Foreign Currency Contracts	396	—	—	—
JNL/Goldman Sachs Core Plus Bond Fund
Futures/Futures Options Contracts	498	—	—	—
Forward Foreign Currency Contracts	(365)	1,545	(1,422)	123
Swap Agreements	4	3,483	(3,343)	140
Purchased Options	993	632	(285)	347
Written Options	(992)	341	(366)	(25)
JNL/Goldman Sachs Emerging Markets Debt Fund
Futures/Futures Options Contracts	(351)	—	—	—
Forward Foreign Currency Contracts	983	1,072	(1,076)	(4)
Swap Agreements	76	1,642	(1,440)	202
JNL/Harris Oakmark Global Equity Fund
Forward Foreign Currency Contracts	562	—	—	—
JNL/Invesco Diversified Dividend Fund
Forward Foreign Currency Contracts	(207)	—	—	—
JNL/Invesco Global Real Estate Fund
Forward Foreign Currency Contracts	(5)	—	—	—
JNL/Invesco International Growth Fund
Forward Foreign Currency Contracts	(27)	—	—	—
JNL/JPMorgan Hedged Equity Fund
Futures/Futures Options Contracts	40	—	—	—
Purchased Options	(246)	—	—	—
Written Options	(223)	—	—	—
JNL/Lazard Emerging Markets Fund
Forward Foreign Currency Contracts	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/Mellon Capital Emerging Markets Index Fund
Futures/Futures Options Contracts	(103)	—	—	—
JNL/Mellon Capital European 30 Fund
Futures/Futures Options Contracts	(10)	—	—	—
Forward Foreign Currency Contracts	5	—	—	—
JNL/Mellon Capital Pacific Rim 30 Fund
Futures/Futures Options Contracts	—	2	(35)	(33)
Forward Foreign Currency Contracts	12	—	—	—
JNL/Mellon Capital S&P 500 Index Fund
Futures/Futures Options Contracts	(1,434)	—	—	—
JNL/Mellon Capital S&P 400 MidCap Index Fund
Futures/Futures Options Contracts	(436)	—	—	—
JNL/Mellon Capital Small Cap Index Fund
Futures/Futures Options Contracts	(165)	—	—	—
JNL/Mellon Capital International Index Fund
Futures/Futures Options Contracts	(102)	13	(134)	(121)
Forward Foreign Currency Contracts	86	—	—	—
JNL/Mellon Capital MSCI KLD 400 Social Index Fund
Futures/Futures Options Contracts	(2)	—	—	—
JNL/Mellon Capital Utilities Sector Fund
Futures/Futures Options Contracts	(59)	—	—	—
JNL/Morningstar Wide Moat Index Fund
Futures/Futures Options Contracts	215	—	—	—
JNL Multi-Manager Alternative Fund
Futures/Futures Options Contracts	909	5,667	(5,643)	24
Forward Foreign Currency Contracts	772	—	—	—
Swap Agreements	(3,856)	6,377	(6,400)	(23)
Purchased Options	665	197	(193)	4
Written Options	(883)	340	(368)	(28)
JNL/Neuberger Berman Strategic Income Fund
Futures/Futures Options Contracts	(3,894)	—	—	—
Forward Foreign Currency Contracts	285	200	(25)	175
JNL/PIMCO Income Fund
Futures/Futures Options Contracts	6,210	407	—	407
Forward Foreign Currency Contracts	(794)	4,500	(4,402)	98
Swap Agreements	(734)	3,585	(10,421)	(6,836)
Purchased Options	—	—	—	—
Written Options	(144)	15	(58)	(43)
JNL/PIMCO Real Return Fund
Futures/Futures Options Contracts	(8,085)	1,716	(1,717)	(1)
Forward Foreign Currency Contracts	3,644	—	—	—
Swap Agreements	3,328	8,390	(8,394)	(4)
Purchased Options	21	3	(13)	(10)
Written Options	(429)	172	(160)	12
JNL/PPM America Floating Rate Income Fund
Futures/Futures Options Contracts	(275)	—	—	—
JNL/PPM America High Yield Bond Fund
Futures/Futures Options Contracts	(3,402)	—	—	—
JNL/PPM America Total Return Fund
Futures/Futures Options Contracts	(109)	—	—	—
Swap Agreements	(183)	—	—	—
JNL/S&P Competitive Advantage Fund
Futures/Futures Options Contracts	(169)	—	—	—
JNL/S&P Dividend Income & Growth Fund
Futures/Futures Options Contracts	(369)	—	—	—
JNL/S&P International 5 Fund
Futures/Futures Options Contracts	(5)	—	—	—
Forward Foreign Currency Contracts	—	—	—	—
JNL/S&P Intrinsic Value Fund
Futures/Futures Options Contracts	(291)	—	—	—
JNL/S&P Mid 3 Fund
Futures/Futures Options Contracts	(13)	—	—	—
JNL/S&P Total Yield Fund
Futures/Futures Options Contracts	(464)	—	—	—
JNL/Scout Unconstrained Bond Fund
Futures/Futures Options Contracts	683	—	—	—
Swap Agreements	(571)	3	(2)	1
JNL/T. Rowe Price Short-Term Bond Fund
Futures/Futures Options Contracts	2,192	—	—	—
Forward Foreign Currency Contracts	(2)	—	—	—
JNL/Westchester Capital Event Driven Fund
Forward Foreign Currency Contracts	207	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
Swap Agreements	1,431	—	—	—
Purchased Options	1,962	1,370	(243)	1,127
Written Options	(1,505)	1,037	(59)	978
JNL/WMC Balanced Fund
Futures/Futures Options Contracts	(1,039)	—	—	—

As of December 31, 2018, for Funds treated as RICs, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/AB Dynamic Asset Allocation Fund	—	—	(169)	—
JNL/AQR Large Cap Relaxed Constraint Equity Fund	—	—	(11)	—
JNL/AQR Managed Futures Strategy Fund	—	—	1,174	—
JNL/BlackRock Global Allocation Fund	—	—	(99,519)	—
JNL/BlackRock Global Natural Resources Fund	—	—	(100,597)	(108,449)
JNL/BlackRock Large Cap Select Growth Fund	—	—	(106)	—
JNL/Boston Partners Global Long Short Equity Fund	—	—	(38)	—
JNL/Causeway International Value Select Fund	51,828	68,184	(217,590)	—
JNL/Crescent High Income Fund	—	—	(9)	—
JNL/DFA U.S. Core Equity Fund	—	—	160,888	—
JNL/DoubleLine Core Fixed Income Fund	98,862	—	(63,043)	(25,121)
JNL/DoubleLine Emerging Markets Fixed Income Fund	—	—	(4)	—
JNL/DoubleLine Shiller Enhanced CAPE Fund	—	—	(17)	—
JNL/First State Global Infrastructure Fund	28,842	—	(69,144)	(59,582)
JNL/FPA + DoubleLine Flexible Allocation Fund	—	—	(113,492)	—
JNL/Franklin Templeton Global Fund	31,984	72,146	(108,161)	—
JNL/Franklin Templeton Global Multisector Bond Fund	136,956	—	(118,802)	(49,441)
JNL/Franklin Templeton Income Fund	—	—	(105)	—
JNL/Franklin Templeton International Small Cap Fund	5,551	12,004	(53,280)	—
JNL/Franklin Templeton Mutual Shares Fund	—	—	(30)	—
JNL/Goldman Sachs Core Plus Bond Fund	17,571	—	(12,882)	(31,400)
JNL/Goldman Sachs Emerging Markets Debt Fund	—	—	(30,196)	(38,826)
JNL/GQG Emerging Markets Equity Fund	2,430	—	(11,944)	(48,638)
JNL/Harris Oakmark Global Equity Fund	39,551	17,377	(214,515)	—
JNL/Heitman U.S. Focused Real Estate Fund	1,693	—	(11,801)	(592)
JNL/Invesco China-India Fund	3,798	22,579	21,297	—
JNL/Invesco Diversified Dividend Fund	17,787	836	(40,277)	—
JNL/Invesco Global Real Estate Fund	—	—	(79,097)	(8,925)
JNL/Invesco International Growth Fund	18,992	60,854	(47,786)	—
JNL/Invesco Small Cap Growth Fund	—	—	144,165	—
JNL/JPMorgan Hedged Equity Fund	1,753	2,621	(6,807)	—
JNL/JPMorgan MidCap Growth Fund	—	—	(46)	—
JNL/JPMorgan U.S. Government & Quality Bond Fund	—	—	(64)	—
JNL/Lazard Emerging Markets Fund	16,387	—	(44,604)	(140,031)
JNL/Loomis Sayles Global Growth Fund	500	—	(29,007)	(1,449)
JNL/Mellon Capital Emerging Markets Index Fund	23,435	—	(28,764)	(22,671)
JNL/Mellon Capital European 30 Fund	17,344	—	(66,338)	(32,422)
JNL/Mellon Capital Pacific Rim 30 Fund	34,049	8,232	(47,095)	—
JNL/Mellon Capital S&P 500 Index Fund	122,726	324,124	1,553,548	—
JNL/Mellon Capital S&P 400 MidCap Index Fund	—	—	36,396	—
JNL/Mellon Capital Small Cap Index Fund	—	—	3,790	—
JNL/Mellon Capital International Index Fund	46,872	36,139	(30,956)	—
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	—	—	(1,497)	—
JNL/Mellon Capital Bond Index Fund	27,230	—	(15,013)	(10,752)
JNL/Mellon Capital Utilities Sector Fund	2,305	4,773	108	—
JNL/MFS Mid Cap Value Fund	—	—	(90)	—
JNL/Morningstar Wide Moat Index Fund	3,801	—	(36,319)	(1,066)
JNL Multi-Manager Alternative Fund	—	—	(539)	—
JNL Multi-Manager International Small Cap Fund	904	—	(53,133)	(5,006)
JNL Multi-Manager Mid Cap Fund	—	—	(9)	—
JNL Multi-Manager Small Cap Growth Fund	—	—	(56)	—
JNL Multi-Manager Small Cap Value Fund	—	—	(37)	—
JNL/Neuberger Berman Strategic Income Fund	23,133	—	(17,248)	(15,240)
JNL/Oppenheimer Emerging Markets Innovator Fund	313	8,188	(42,038)	—
JNL/Oppenheimer Global Growth Fund	21,031	190,210	238,861	—
JNL/PIMCO Income Fund	39,744	—	(32,961)	(2,584)
JNL/PIMCO Real Return Fund	—	—	(821)	—
JNL/PPM America Floating Rate Income Fund	—	—	(86,344)	(61,209)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/PPM America High Yield Bond Fund	—	—	(85)	—
JNL/PPM America Mid Cap Value Fund	—	—	(61,296)	—
JNL/PPM America Small Cap Value Fund	—	—	(116,308)	—
JNL/PPM America Total Return Fund	—	—	(29)	—
JNL/PPM America Value Equity Fund	—	—	(8,866)	—
JNL/S&P Competitive Advantage Fund	107,912	185,534	22,698	—
JNL/S&P Dividend Income & Growth Fund	194,554	348,448	(442,241)	—
JNL/S&P International 5 Fund	1,580	—	(6,874)	(60)
JNL/S&P Intrinsic Value Fund	134,391	157,806	(296,236)	—
JNL/S&P Mid 3 Fund	15,723	—	(37,188)	—
JNL/S&P Total Yield Fund	115,046	34,030	(292,206)	—
JNL/Scout Unconstrained Bond Fund	—	—	(19)	—
JNL/T. Rowe Price Established Growth Fund	—	—	(202)	—
JNL/T. Rowe Price Mid-Cap Growth Fund	—	—	553,959	—
JNL/T. Rowe Price Short-Term Bond Fund	—	—	(71)	—
JNL/T. Rowe Price Value Fund	—	—	(138)	—
JNL/Westchester Capital Event Driven Fund	—	—	(86)	—
JNL/WMC Balanced Fund	—	—	285,883	—
JNL/WMC Government Money Market Fund	—	—	(68)	(5)
JNL/WMC Value Fund	—	—	(77)	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds' fiscal year ended December 31, 2018 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)	Return of Capital($)
JNL/AB Dynamic Asset Allocation Fund	328	—	—
JNL/AQR Large Cap Relaxed Constraint Equity Fund	2,874	14,273	—
JNL/BlackRock Global Allocation Fund	76,572	18,987	—
JNL/BlackRock Global Natural Resources Fund	14,834	—	—
JNL/BlackRock Large Cap Select Growth Fund	73,250	201,184	—
JNL/Boston Partners Global Long Short Equity Fund	—	14,621	—
JNL/Causeway International Value Select Fund	30,782	—	—
JNL/Crescent High Income Fund	36,789	1,635	—
JNL/DFA U.S. Core Equity Fund	12,181	17,390	—
JNL/DoubleLine Core Fixed Income Fund	37,314	50,360	—
JNL/DoubleLine Emerging Markets Fixed Income Fund	18,956	882	—
JNL/DoubleLine Shiller Enhanced CAPE Fund	202,378	901	—
JNL/First State Global Infrastructure Fund	30,012	—	—
JNL/FPA + DoubleLine Flexible Allocation Fund	30,925	55,637	—
JNL/Franklin Templeton Global Fund	21,247	42,861	—
JNL/Franklin Templeton Income Fund	106,393	—	—
JNL/Franklin Templeton International Small Cap Fund	18,123	26,283	—
JNL/Franklin Templeton Mutual Shares Fund	14,390	37,041	—
JNL/Goldman Sachs Core Plus Bond Fund	25,708	—	—
JNL/Goldman Sachs Emerging Markets Debt Fund	1,353	—	—
JNL/Harris Oakmark Global Equity Fund	15,836	11,122	—
JNL/Invesco China-India Fund	2,445	—	—
JNL/Invesco Diversified Dividend Fund	2,488	—	—
JNL/Invesco Global Real Estate Fund	62,449	5,662	—
JNL/Invesco International Growth Fund	24,397	—	—
JNL/Invesco Small Cap Growth Fund	1,303	91,761	—
JNL/JPMorgan Hedged Equity Fund	438	66	—
JNL/JPMorgan MidCap Growth Fund	42,215	149,883	—
JNL/JPMorgan U.S. Government & Quality Bond Fund	32,958	2,563	—
JNL/Lazard Emerging Markets Fund	15,109	—	—
JNL/Mellon Capital Emerging Markets Index Fund	20,883	—	—
JNL/Mellon Capital European 30 Fund	13,572	—	—
JNL/Mellon Capital Pacific Rim 30 Fund	12,883	5,362	—
JNL/Mellon Capital S&P 500 Index Fund	118,438	380,265	—
JNL/Mellon Capital S&P 400 MidCap Index Fund	39,928	149,388	—
JNL/Mellon Capital Small Cap Index Fund	46,741	224,069	—
JNL/Mellon Capital International Index Fund	60,261	120,041	—
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	90	1	—
JNL/Mellon Capital Bond Index Fund	23,874	—	—
JNL/Mellon Capital Utilities Sector Fund	2,100	1,048	—
JNL/MFS Mid Cap Value Fund	37,714	41,688	—
JNL Multi-Manager Alternative Fund	2,071	—	—
JNL Multi-Manager Mid Cap Fund	37,439	16,017	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	Net Ordinary Income*($)	Long-term Capital Gain**($)	Return of Capital($)
JNL Multi-Manager Small Cap Growth Fund	10,576	127,643	—
JNL Multi-Manager Small Cap Value Fund	43,447	107,654	—
JNL/Neuberger Berman Strategic Income Fund	14,585	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund	1,734	16,695	—
JNL/Oppenheimer Global Growth Fund	18,391	56,383	—
JNL/PIMCO Income Fund	4,022	—	—
JNL/PIMCO Real Return Fund	15,054	—	—
JNL/PPM America Floating Rate Income Fund	52,834	—	—
JNL/PPM America High Yield Bond Fund	124,164	—	—
JNL/PPM America Mid Cap Value Fund	11,851	53,232	—
JNL/PPM America Small Cap Value Fund	22,767	75,213	—
JNL/PPM America Total Return Fund	31,275	—	—
JNL/PPM America Value Equity Fund	3,483	—	—
JNL/S&P Competitive Advantage Fund	124,301	28,466	—
JNL/S&P Dividend Income & Growth Fund	254,339	317,238	—
JNL/S&P International 5 Fund	2,564	—	—
JNL/S&P Intrinsic Value Fund	99,459	23,438	—
JNL/S&P Mid 3 Fund	4,088	—	—
JNL/S&P Total Yield Fund	118,549	29,278	—
JNL/Scout Unconstrained Bond Fund	15,715	2,922	—
JNL/T. Rowe Price Established Growth Fund	21,832	1,079,239	—
JNL/T. Rowe Price Mid-Cap Growth Fund	24,977	380,659	—
JNL/T. Rowe Price Short-Term Bond Fund	23,912	—	—
JNL/T. Rowe Price Value Fund	182,073	377,391	—
JNL/Westchester Capital Event Driven Fund	10,656	2,696	—
JNL/WMC Balanced Fund	160,808	286,463	—
JNL/WMC Government Money Market Fund	13,492	—	1
JNL/WMC Value Fund	34,989	173,099	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the year ended December 31, 2018.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2017 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)
JNL/AB Dynamic Asset Allocation Fund	807	—
JNL/AQR Large Cap Relaxed Constraint Equity Fund	2,813	—
JNL/BlackRock Global Allocation Fund	61,068	—
JNL/BlackRock Global Natural Resources Fund	7,818	—
JNL/BlackRock Large Cap Select Growth Fund	—	48,909
JNL/First State Global Infrastructure Fund	18,720	—
JNL/Causeway International Value Select Fund	17,419	—
JNL/Crescent High Income Fund	17,285	—
JNL/DFA U.S. Core Equity Fund	10,172	19,943
JNL/DoubleLine Core Fixed Income Fund	11,871	—
JNL/DoubleLine Emerging Markets Fixed Income Fund	6,708	—
JNL/DoubleLine Shiller Enhanced CAPE Fund	54,728	123
JNL/FPA + DoubleLine Flexible Allocation Fund	20,841	19,890
JNL/Franklin Templeton Global Fund	16,687	—
JNL/Franklin Templeton Income Fund	94,809	—
JNL/Franklin Templeton International Small Cap Fund	8,682	—
JNL/Franklin Templeton Mutual Shares Fund	37,389	19,026
JNL/Goldman Sachs Core Plus Bond Fund	22,662	—
JNL/Harris Oakmark Global Equity Fund	1,294	—
JNL/Invesco China-India Fund	1,799	—
JNL/Invesco Global Real Estate Fund	69,076	33,767
JNL/Invesco International Growth Fund	20,100	5,538
JNL/Invesco Small Cap Growth Fund	—	46,171
JNL/JPMorgan MidCap Growth Fund	—	31,335
JNL/JPMorgan U.S. Government & Quality Bond Fund	36,046	—
JNL/Lazard Emerging Markets Fund	12,651	—
JNL/Mellon Capital Emerging Markets Index Fund	13,817	—
JNL/Mellon Capital European 30 Fund	13,071	—
JNL/Mellon Capital Pacific Rim 30 Fund	9,141	—
JNL/Mellon Capital S&P 500 Index Fund	105,348	105,857
JNL/Mellon Capital S&P 400 MidCap Index Fund	32,449	193,438
JNL/Mellon Capital Small Cap Index Fund	50,698	63,161
JNL/Mellon Capital International Index Fund	55,827	—
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	325	1
JNL/Mellon Capital Bond Index Fund	22,837	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	Net Ordinary Income*($)	Long-term Capital Gain($)
JNL/Mellon Capital Utilities Sector Fund	1,972	2,022
JNL/MFS Mid Cap Value Fund	10,542	—
JNL Multi-Manager Alternative Fund	5,244	—
JNL Multi-Manager Mid Cap Fund	3,002	26
JNL Multi-Manager Small Cap Value Fund	25,419	33,020
JNL/Neuberger Berman Strategic Income Fund	19,887	—
JNL/Oppenheimer Emerging Markets Innovator Fund	332	—
JNL/Oppenheimer Global Growth Fund	17,684	—
JNL/PPM America Floating Rate Income Fund	49,227	—
JNL/PPM America High Yield Bond Fund	136,646	—
JNL/PPM America Mid Cap Value Fund	7,494	19,811
JNL/PPM America Small Cap Value Fund	2,790	5,561
JNL/PPM America Total Return Fund	28,025	—
JNL/PPM America Value Equity Fund	2,965	—
JNL/S&P Competitive Advantage Fund	37,898	21,298
JNL/S&P Dividend Income & Growth Fund	187,734	272,625
JNL/S&P International 5 Fund	4,080	—
JNL/S&P Intrinsic Value Fund	66,314	—
JNL/S&P Mid 3 Fund	5,577	—
JNL/S&P Total Yield Fund	47,776	56,772
JNL/Scout Unconstrained Bond Fund	15,177	—
JNL/T. Rowe Price Established Growth Fund	4,506	426,428
JNL/T. Rowe Price Mid-Cap Growth Fund	9,153	232,773
JNL/T. Rowe Price Short-Term Bond Fund	22,947	—
JNL/T. Rowe Price Value Fund	79,959	196,979
JNL/Westchester Capital Event Driven Fund	6,920	—
JNL/WMC Balanced Fund	108,169	152,793
JNL/WMC Government Money Market Fund	1,620	—
JNL/WMC Value Fund	31,202	96,202

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2015, 2016, 2017 and 2018, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2018.

NOTE 12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

Advisory Fees. The board has approved the reduction of advisory fees to the following ranges based on net assets indicated for the following Funds.

	Advisory Fee (m-millions)
	$0 to $100m (%)	$100m to $500m (%)	Over $500m (%)
JNL/AB Dynamic Asset Allocation Fund[2]	0.60	0.60	0.60 – 0.54
JNL/Boston Partners Global Long Short Equity Fund[1]	1.10	1.10	1.05 – 0.98
JNL/DoubleLine Shiller Enhanced CAPE Fund[1]	0.60	0.60	0.575 – 0.53
JNL/Goldman Sachs Core Plus Bond Fund[2]	0.40	0.40	0.38 – 0.33
JNL/Harris Oakmark Global Equity Fund[1]	0.75	0.75 – 0.70	0.70 – 0.63
JNL/Invesco China-India Fund[1]	0.75	0.75	0.725 – 0.68
JNL/Mellon Capital European 30 Fund[2]	0.21	0.18	0.18 – 0.16
JNL/Mellon Capital Pacific Rim 30 Fund[2]	0.21	0.18	0.18 – 0.16
JNL/T.Rowe Price Value Fund[1]	0.55	0.55 – 0.48	0.48 – 0.46
[1] Effective April 29, 2019
[2] Effective June 24, 2019

Advisory Fee Waivers. Effective April 29, 2019, pursuant to a contractual waiver agreement, JNAM will waive advisory fees of 0.025% of average daily net assets between $500 million and $1 billion and 0.05% for net assets over $1 billion for JNL/AQR Large Cap Relaxed Constraint Equity Fund. None of the waived advisory fees can be recaptured by JNAM. Also effective April 29, 2019 the voluntary waiver agreement for JNL/Boston Partners Global Long Short Equity Fund, JNL/DoubleLine Shiller Enhanced CAPE Fund, JNL/Harris Oakmark Global Equity Fund, JNL/Invesco China-India Fund and JNL/T. Rowe Price Value Fund will be discontinued. The waived portion of advisory fees for these Funds will be converted to a reduction in advisory fees.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

Fund Name Changes. Effective June 24, 2019, the names will change for the following Funds:

Existing Fund Name	Effective June 24, 2019 Fund Name:
JNL/Mellon Capital Consumer Staples Sector Fund	JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon Capital Emerging Markets Index Fund	JNL/Mellon Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund	JNL/RAFI Fundamental Europe Fund
JNL/Mellon Capital Industrials Sector Fund	JNL/Mellon Industrials Sector Fund
JNL/Mellon Capital Materials Sector Fund	JNL/Mellon Materials Sector Fund
JNL/Mellon Capital Pacific Rim 30 Fund	JNL/RAFI Fundamental Asia Developed Fund
JNL/Mellon Capital Real Estate Sector Fund	JNL/Mellon Real Estate Sector Fund
JNL/Mellon Capital S&P 500 Index Fund	JNL/Mellon S&P 500 Index Fund
JNL/Mellon Capital S&P 400 Midcap Index Fund	JNL/Mellon S&P 400 Midcap Index Fund
JNL/Mellon Capital S&P 1500 Growth Index Fund	JNL/Mellon S&P 1500 Growth Index Fund
JNL/Mellon Capital S&P 1500 Value Index Fund	JNL/Mellon S&P 1500 Value Index Fund
JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Small Cap Index Fund
JNL/Mellon Capital International Index Fund	JNL/Mellon International Index Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	JNL/Mellon MSCI KLD 400 Social Index Fund
JNL/Mellon Capital Bond Index Fund	JNL/Mellon Bond Index Fund
JNL/Mellon Capital Utilities Sector Fund	JNL/Mellon Utilities Sector Fund

Mergers. The following mergers will be effective after close of business on June 21, 2019, for the Funds indicated. The mergers are subject to approval by the acquired Fund’s shareholders.

Acquired Fund	Acquiring Fund
JNL/AQR Risk Parity Fund[1]	JNL/T. Rowe Price Managed Volatility Balanced Fund
JNL/BlackRock Global Long Short Credit Fund[1]	JNL/Crescent High Income Fund
JNL/PPM America Long Short Credit Fund[1]	JNL/PPM America High Yield Bond Fund
JNL/Mellon Capital JNL 5 Fund[2]	JNL/RAFI Multi-Factor U.S. Equity Fund
JNL/Mellon Capital S&P SMid 60 Fund[2]	JNL/RAFI Fundamental U.S. Small Cap Fund
[1]The acquired Fund is a series of Jackson Variable Series Trust and is advised by JNAM.
[2]The acquired Fund is a series of JNL Variable Fund LLC and is advised by JNAM.

Sub-Adviser Changes. Effective June 24, 2019, the Sub-Adviser for JNL/AB Dynamic Asset Allocation Fund will change from AllianceBernstein L.P. to J.P. Morgan Investment Management Inc. At that time, the name of the Fund will change to JNL/JPMorgan Global Allocation Fund. Also effective April 29, 2019, the Sub-Adviser for JNL/Goldman Sachs Core Plus Bond Fund will change from Goldman Sachs Asset Management, L.P. to FIAM LLC. At that time, the name of the Fund will change to JNL/Fidelity Institutional Asset Management Total Bond Fund. Subject to Board approval, Cortina Asset Management, LLC will be removed as a Sub-Adviser from JNL Multi-Manager Small Cap Value Fund effective February 28, 2019.

Tax Status. At a meeting held on December 12, 2018, the Board approved changing the federal income tax status from a RIC to a partnership effective January 1, 2019 for the following Funds: JNL/AB Dynamic Asset Allocation Fund, JNL/AQR Large Cap Relaxed Constraint Equity Fund, JNL/AQR Managed Futures Strategy Fund, JNL/BlackRock Global Allocation Fund, JNL/BlackRock Global Natural Resources Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/Crescent High Income Fund, JNL/DFA U.S. Core Equity Fund, JNL/DoubleLine Emerging Markets Fixed Income Fund, JNL/DoubleLine Shiller Enhanced CAPE Fund, JNL/FPA + DoubleLine Flexible Allocation Fund, JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco Small Cap Growth Fund, JNL/JPMorgan Midcap Growth Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund, JNL/Mellon Capital MSCI KLD 400 Social Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/MFS Mid Cap Value Fund, JNL Multi-Manager Alternative Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Total Return Fund, JNL/PPM America Value Equity Fund, JNL/Scout Unconstrained Bond Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price Value Fund, JNL/Westchester Capital Event Driven Fund, JNL/WMC Balanced Fund and JNL/WMC Value Fund. Effective January 1, 2019, each Fund’s income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. In addition, each Fund will not be able to realize any future benefit from any unused capital loss carryforward and other losses deferred as a RIC, if any, after December 31, 2018. The investment objectives, policies, restrictions, net asset value per share, service providers, fiscal years, and investment portfolios of the Funds have not changed in connection with this tax status change. Such a conversion will not impact the contract holders of the separate accounts which own the Funds.

No other events were noted that required adjustments to the financial statements or disclosure in the notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees
JNL Series Trust:

Opinion on the Financial Statements

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities of each series within JNL Series Trust Sub-Advised Funds including JNL/AB Dynamic Asset Allocation Fund, JNL/AQR Large Cap Relaxed Constraint Equity Fund, JNL/AQR Managed Futures Strategy Fund, JNL/BlackRock Global Allocation Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/BlackRock Global Natural Resources Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/Causeway International Value Select Fund, JNL/ClearBridge Large Cap Growth Fund (commenced operations September 25, 2017), JNL/Crescent High Income Fund, JNL/DFA U.S. Core Equity Fund, JNL/DoubleLine Core Fixed Income Fund, JNL/DoubleLine Emerging Markets Fixed Income Fund, JNL/DoubleLine Shiller Enhanced CAPE Fund, JNL/First State Global Infrastructure Fund (name changed from JNL/Brookfield Global Infrastructure and MLP Fund), JNL/FPA + DoubleLine Flexible Allocation Fund, JNL/Franklin Templeton Global Fund, JNL/Franklin Templeton Global Multisector Bond Fund, JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton International Small Cap Fund (name changed from JNL/Franklin Templeton International Small Cap Growth Fund), JNL/Franklin Templeton Mutual Shares Fund, JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/GQG Emerging Markets Equity Fund (commenced operations September 25, 2017), JNL/Harris Oakmark Global Equity Fund, JNL/Heitman U.S. Focused Real Estate Fund (commenced operations August 13, 2018), JNL/Invesco China-India Fund, JNL/Invesco Diversified Dividend Fund (commenced operations September 25, 2017), JNL/Invesco Global Real Estate Fund, JNL/Invesco International Growth Fund, JNL/Invesco Small Cap Growth Fund, JNL/JPMorgan Hedged Equity Fund (commenced operations August 13, 2018), JNL/JPMorgan MidCap Growth Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund, JNL/Lazard Emerging Markets Fund, JNL/Loomis Sayles Global Growth Fund (commenced operations August 13, 2018), JNL/Mellon Capital Consumer Staples Sector Fund (commenced operations September 25, 2017), JNL/Mellon Capital Emerging Markets Index Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Industrials Sector Fund (commenced operations September 25, 2017), JNL/Mellon Capital Materials Sector Fund (commenced operations September 25, 2017), JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Mellon Capital Real Estate Sector Fund (commenced operations September 25, 2017), JNL/Mellon Capital S&P 500 Index Fund, JNL S&P 500 Index Fund (commenced operations September 25, 2017), JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund (commenced operations September 25, 2017), JNL/Mellon Capital S&P 1500 Value Index Fund (commenced operations September 25, 2017), JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital MSCI KLD 400 Social Index Fund (commenced operations April 24, 2017), JNL/Mellon Capital Bond Index Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/Morningstar Wide Moat Index Fund (commenced operations August 13, 2018), JNL/MFS Mid Cap Value Fund, JNL Multi-Manager Alternative Fund, JNL Multi-Manager International Small Cap Fund (commenced operations August 13, 2018), JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL/Neuberger Berman Strategic Income Fund, JNL/Oppenheimer Emerging Markets Innovator Fund, JNL/Oppenheimer Global Growth Fund, JNL/PIMCO Income Fund (commenced operations September 25, 2017), JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Total Return Fund, JNL/PPM America Value Equity Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P International 5 Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund, JNL/S&P Total Yield Fund, JNL/Scout Unconstrained Bond Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Managed Volatility Balanced Fund (name changed from JNL/MMRS Moderate Fund), JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price Value Fund, JNL/Vanguard Growth ETF Allocation Fund (commenced operations September 25, 2017) (name changed from JNL/Vanguard Growth Allocation Fund), JNL/Vanguard Moderate ETF Allocation Fund (commenced operations September 25, 2017) (name changed from JNL/Vanguard Moderate Allocation Fund), JNL/Vanguard Moderate Growth ETF Allocation Fund (commenced operations September 25, 2017) (name changed from JNL/Vanguard Moderate Growth Allocation Fund), JNL/Westchester Capital Event Driven Fund, JNL/WMC Balanced Fund, JNL/WMC Government Money Market Fund and JNL/WMC Value Fund (the “Funds”), including the schedules of investments or summary schedules of investments, where applicable, as of December 31, 2018, the related statements of operations for the year (or period since commencement of operations) then ended and the statements of cash flows with respect to JNL/AQR Large Cap Relaxed Constraint Equity Fund and JNL/PIMCO Real Return Fund for the year then ended, the statements of changes in net assets for each of the years (or period since commencement of operations) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year or period then ended, JNL/AQR Large Cap Relaxed Constraint Equity Fund’s and JNL/PIMCO Real Return Fund’s cash flows for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians, transfer agents and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as auditor of one or more JNL investment companies since 2001.

Chicago, Illinois

February 25, 2019

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2018

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)††
JNL/AB Dynamic Asset Allocation Fund
Class A	1.11	1,000.00	927.00	5.39	1,000.00	1,019.61	5.65
Class I	0.72	1,000.00	929.40	3.50	1,000.00	1,021.58	3.67
JNL/AQR Large Cap Relaxed Constraint Equity Fund
Class A	1.70	1,000.00	891.60	8.11	1,000.00	1,016.64	8.64
Class I	1.40	1,000.00	892.40	6.68	1,000.00	1,018.15	7.12
JNL/AQR Managed Futures Strategy Fund
Class A	1.30	1,000.00	963.20	6.43	1,000.00	1,018.65	6.61
Class I	1.00	1,000.00	964.70	4.95	1,000.00	1,020.16	5.09
JNL/BlackRock Global Allocation Fund
Class A	1.06	1,000.00	939.40	5.18	1,000.00	1,019.86	5.40
Class I	0.76	1,000.00	941.50	3.72	1,000.00	1,021.37	3.87
JNL/BlackRock Global Natural Resources Fund
Class A	0.99	1,000.00	825.40	4.55	1,000.00	1,020.21	5.04
Class I	0.69	1,000.00	826.10	3.18	1,000.00	1,021.73	3.52
JNL/BlackRock Large Cap Select Growth Fund
Class A	0.87	1,000.00	890.40	4.15	1,000.00	1,020.82	4.43
Class I	0.57	1,000.00	891.70	2.72	1,000.00	1,022.33	2.91
JNL/Boston Partners Global Long Short Equity Fund
Class A	2.11	1,000.00	948.60	10.36	1,000.00	1,014.57	10.71
Class I	1.81	1,000.00	950.70	8.90	1,000.00	1,016.08	9.20
JNL/Causeway International Value Select Fund
Class A	0.96	1,000.00	872.70	4.53	1,000.00	1,020.37	4.89
Class I	0.66	1,000.00	874.00	3.12	1,000.00	1,021.88	3.36
JNL/ClearBridge Large Cap Growth Fund
Class A	0.95	1,000.00	933.60	4.63	1,000.00	1,020.42	4.84
Class I	0.65	1,000.00	935.50	3.17	1,000.00	1,021.93	3.31
JNL/Crescent High Income Fund
Class A	1.00	1,000.00	979.10	4.99	1,000.00	1,020.16	5.09
Class I	0.70	1,000.00	980.60	3.49	1,000.00	1,021.68	3.57
JNL/DFA U.S. Core Equity Fund
Class A	0.80	1,000.00	897.00	3.83	1,000.00	1,021.17	4.08
Class I	0.45	1,000.00	898.80	2.15	1,000.00	1,022.94	2.29
JNL/DoubleLine Core Fixed Income Fund
Class A	0.77	1,000.00	1,005.60	3.89	1,000.00	1,021.32	3.92
Class I	0.47	1,000.00	1,007.00	2.38	1,000.00	1,022.84	2.40
JNL/DoubleLine Emerging Markets Fixed Income Fund
Class A	1.10	1,000.00	1,004.50	5.56	1,000.00	1,019.66	5.60
Class I	0.80	1,000.00	1,006.60	4.05	1,000.00	1,021.17	4.08
JNL/DoubleLine Shiller Enhanced CAPE Fund
Class A	1.03	1,000.00	929.40	5.01	1,000.00	1,020.01	5.24
Class I	0.73	1,000.00	930.30	3.55	1,000.00	1,021.53	3.72

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2018

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)††
JNL/First State Global Infrastructure Fund
Class A	1.14	1,000.00	951.70	5.61	1,000.00	1,019.46	5.80
Class I	0.84	1,000.00	954.00	4.14	1,000.00	1,020.97	4.28
JNL/FPA + DoubleLine Flexible Allocation Fund
Class A	1.33	1,000.00	925.00	6.45	1,000.00	1,018.50	6.77
Class I	1.03	1,000.00	926.50	5.00	1,000.00	1,020.01	5.24
JNL/Franklin Templeton Global Fund
Class A	1.01	1,000.00	874.30	4.77	1,000.00	1,020.11	5.14
Class I	0.71	1,000.00	875.00	3.36	1,000.00	1,021.63	3.62
JNL/Franklin Templeton Global Multisector Bond Fund
Class A	1.01	1,000.00	1,025.60	5.16	1,000.00	1,020.11	5.14
Class I	0.71	1,000.00	1,027.30	3.63	1,000.00	1,021.63	3.62
JNL/Franklin Templeton Income Fund
Class A	0.91	1,000.00	954.60	4.48	1,000.00	1,020.62	4.63
Class I	0.61	1,000.00	955.50	3.01	1,000.00	1,022.13	3.11
JNL/Franklin Templeton International Small Cap Fund
Class A	1.24	1,000.00	833.30	5.73	1,000.00	1,018.95	6.31
Class I	0.94	1,000.00	834.60	4.35	1,000.00	1,020.47	4.79
JNL/Franklin Templeton Mutual Shares Fund
Class A	0.99	1,000.00	920.00	4.79	1,000.00	1,020.21	5.04
Class I	0.69	1,000.00	921.80	3.34	1,000.00	1,021.73	3.52
JNL/Goldman Sachs Core Plus Bond Fund
Class A	0.83	1,000.00	1,005.60	4.20	1,000.00	1,021.02	4.23
Class I	0.53	1,000.00	1,007.40	2.68	1,000.00	1,022.53	2.70
JNL/Goldman Sachs Emerging Markets Debt Fund
Class A	1.07	1,000.00	994.90	5.38	1,000.00	1,019.81	5.45
Class I	0.77	1,000.00	996.70	3.88	1,000.00	1,021.32	3.92
JNL/GQG Emerging Markets Equity Fund
Class A	1.35	1,000.00	909.50	6.50	1,000.00	1,018.40	6.87
Class I	1.05	1,000.00	910.80	5.06	1,000.00	1,019.91	5.35
JNL/Harris Oakmark Global Equity Fund
Class A	1.16	1,000.00	836.90	5.37	1,000.00	1,019.36	5.90
Class I	0.86	1,000.00	838.80	3.99	1,000.00	1,020.87	4.38
JNL/Heitman U.S. Focused Real Estate Fund
Class A*	1.10	1,000.00	939.00	4.12	1,000.00	1,019.66	5.60
Class I*	0.80	1,000.00	940.00	3.00	1,000.00	1,021.17	4.08
JNL/Invesco China-India Fund
Class A	1.27	1,000.00	853.20	5.93	1,000.00	1,018.80	6.46
Class I	0.97	1,000.00	855.20	4.54	1,000.00	1,020.32	4.94
JNL/Invesco Diversified Dividend Fund
Class A	0.98	1,000.00	948.50	4.81	1,000.00	1,020.27	4.99
Class I	0.68	1,000.00	949.70	3.34	1,000.00	1,021.78	3.47
JNL/Invesco Global Real Estate Fund
Class A	1.03	1,000.00	940.00	5.04	1,000.00	1,020.01	5.24
Class I	0.73	1,000.00	941.10	3.57	1,000.00	1,021.53	3.72
JNL/Invesco International Growth Fund
Class A	0.97	1,000.00	903.70	4.65	1,000.00	1,020.32	4.94
Class I	0.67	1,000.00	905.20	3.22	1,000.00	1,021.83	3.41
JNL/Invesco Small Cap Growth Fund
Class A	1.05	1,000.00	832.60	4.85	1,000.00	1,019.91	5.35
Class I	0.75	1,000.00	833.80	3.47	1,000.00	1,021.42	3.82
JNL/JPMorgan Hedged Equity Fund
Class A*	0.99	1,000.00	955.30	3.74	1,000.00	1,020.21	5.04
Class I*	0.69	1,000.00	955.70	2.61	1,000.00	1,021.73	3.52
JNL/JPMorgan MidCap Growth Fund
Class A	0.91	1,000.00	895.50	4.35	1,000.00	1,020.62	4.63
Class I	0.61	1,000.00	896.80	2.92	1,000.00	1,022.13	3.11
JNL/JPMorgan U.S. Government & Quality Bond Fund
Class A	0.69	1,000.00	1,015.40	3.51	1,000.00	1,021.73	3.52
Class I	0.39	1,000.00	1,017.30	1.98	1,000.00	1,023.24	1.99

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2018

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)††
JNL/Lazard Emerging Markets Fund
Class A	1.24	1,000.00	928.30	6.03	1,000.00	1,018.95	6.31
Class I	0.94	1,000.00	929.30	4.57	1,000.00	1,020.47	4.79
JNL/Loomis Sayles Global Growth Fund
Class A*	1.00	1,000.00	884.00	3.64	1,000.00	1,020.16	5.09
Class I*	0.70	1,000.00	885.00	2.55	1,000.00	1,021.68	3.57
JNL/Mellon Capital Consumer Staples Sector Fund
Class A	0.70	1,000.00	987.70	3.51	1,000.00	1,021.68	3.57
Class I	0.35	1,000.00	989.80	1.76	1,000.00	1,023.44	1.79
JNL/Mellon Capital Emerging Markets Index Fund
Class A	0.74	1,000.00	910.20	3.56	1,000.00	1,021.48	3.77
Class I	0.44	1,000.00	911.50	2.12	1,000.00	1,022.99	2.24
JNL/Mellon Capital European 30 Fund
Class A	0.65	1,000.00	927.30	3.16	1,000.00	1,021.93	3.31
Class I	0.35	1,000.00	928.10	1.70	1,000.00	1,023.44	1.79
JNL/Mellon Capital Industrials Sector Fund
Class A	0.71	1,000.00	890.70	3.38	1,000.00	1,021.63	3.62
Class I	0.36	1,000.00	892.00	1.72	1,000.00	1,023.39	1.84
JNL/Mellon Capital Materials Sector Fund
Class A	0.79	1,000.00	844.50	3.67	1,000.00	1,021.22	4.02
Class I	0.44	1,000.00	845.80	2.05	1,000.00	1,022.99	2.24
JNL/Mellon Capital Pacific Rim 30 Fund
Class A	0.65	1,000.00	932.10	3.17	1,000.00	1,021.93	3.31
Class I	0.35	1,000.00	933.40	1.71	1,000.00	1,023.44	1.79
JNL/Mellon Capital Real Estate Sector Fund
Class A	0.68	1,000.00	938.00	3.32	1,000.00	1,021.78	3.47
Class I	0.33	1,000.00	935.30	1.61	1,000.00	1,023.54	1.68
JNL/Mellon Capital S&P 500 Index Fund
Class A	0.53	1,000.00	929.20	2.58	1,000.00	1,022.53	2.70
Class I	0.23	1,000.00	930.70	1.12	1,000.00	1,024.05	1.17
JNL S&P 500 Index Fund
Class I	0.16	1,000.00	930.10	0.78	1,000.00	1,024.40	0.82
JNL/Mellon Capital S&P 400 MidCap Index Fund
Class A	0.56	1,000.00	856.70	2.62	1,000.00	1,022.38	2.85
Class I	0.26	1,000.00	858.50	1.22	1,000.00	1,023.89	1.33
JNL/Mellon Capital S&P 1500 Growth Index Fund
Class A	0.67	1,000.00	925.00	3.25	1,000.00	1,021.83	3.41
Class I	0.32	1,000.00	926.00	1.55	1,000.00	1,023.59	1.63
JNL/Mellon Capital S&P 1500 Value Index Fund
Class A	0.67	1,000.00	918.00	3.24	1,000.00	1,021.83	3.41
Class I	0.32	1,000.00	919.00	1.55	1,000.00	1,023.59	1.63
JNL/Mellon Capital Small Cap Index Fund
Class A	0.56	1,000.00	834.60	2.59	1,000.00	1,022.38	2.85
Class I	0.26	1,000.00	835.50	1.20	1,000.00	1,023.89	1.33
JNL/Mellon Capital International Index Fund
Class A	0.63	1,000.00	887.00	3.00	1,000.00	1,022.03	3.21
Class I	0.33	1,000.00	888.60	1.57	1,000.00	1,023.54	1.68
JNL/Mellon Capital MSCI KLD 400 Social Index Fund
Class A	0.75	1,000.00	926.80	3.64	1,000.00	1,021.42	3.82
Class I	0.40	1,000.00	927.80	1.94	1,000.00	1,023.19	2.04
JNL/Mellon Capital Bond Index Fund
Class A	0.56	1,000.00	1,014.10	2.84	1,000.00	1,022.38	2.85
Class I	0.26	1,000.00	1,015.50	1.32	1,000.00	1,023.89	1.33
JNL/Mellon Capital Utilities Sector Fund
Class A	0.68	1,000.00	1,030.10	3.48	1,000.00	1,021.78	3.47
Class I	0.33	1,000.00	1,031.00	1.69	1,000.00	1,023.54	1.68
JNL/MFS Mid Cap Value Fund
Class A	0.96	1,000.00	881.10	4.55	1,000.00	1,020.37	4.89
Class I	0.66	1,000.00	881.80	3.13	1,000.00	1,021.88	3.36

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2018

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)††
JNL/Morningstar Wide Moat Index Fund
Class A*	0.77	1,000.00	928.00	2.87	1,000.00	1,021.32	3.92
Class I*	0.47	1,000.00	929.00	1.75	1,000.00	1,022.84	2.40
JNL Multi-Manager Alternative Fund
Class A	2.03	1,000.00	972.20	10.09	1,000.00	1,014.97	10.31
Class I	1.73	1,000.00	973.10	8.60	1,000.00	1,016.48	8.79
JNL Multi-Manager International Small Cap Fund
Class A*	1.22	1,000.00	808.00	4.26	1,000.00	1,019.06	6.21
Class I*	0.92	1,000.00	809.00	3.21	1,000.00	1,020.57	4.69
JNL Multi-Manager Mid Cap Fund
Class A	1.09	1,000.00	912.70	5.25	1,000.00	1,019.71	5.55
Class I	0.79	1,000.00	913.70	3.81	1,000.00	1,021.22	4.02
JNL Multi-Manager Small Cap Growth Fund
Class A	0.96	1,000.00	852.90	4.48	1,000.00	1,020.37	4.89
Class I	0.66	1,000.00	854.20	3.08	1,000.00	1,021.88	3.36
JNL Multi-Manager Small Cap Value Fund
Class A	1.07	1,000.00	833.80	4.95	1,000.00	1,019.81	5.45
Class I	0.77	1,000.00	834.60	3.56	1,000.00	1,021.32	3.92
JNL/Neuberger Berman Strategic Income Fund
Class A	0.94	1,000.00	991.60	4.72	1,000.00	1,020.47	4.79
Class I	0.64	1,000.00	993.90	3.22	1,000.00	1,021.98	3.26
JNL/Oppenheimer Emerging Markets Innovator Fund
Class A	1.45	1,000.00	814.50	6.63	1,000.00	1,017.90	7.37
Class I	1.15	1,000.00	815.80	5.26	1,000.00	1,019.41	5.85
JNL/Oppenheimer Global Growth Fund
Class A	0.95	1,000.00	851.80	4.43	1,000.00	1,020.42	4.84
Class I	0.65	1,000.00	853.20	3.04	1,000.00	1,021.93	3.31
JNL/PIMCO Income Fund
Class A	0.95	1,000.00	1,010.90	4.82	1,000.00	1,020.42	4.84
Class I	0.65	1,000.00	1,012.00	3.30	1,000.00	1,021.93	3.31
JNL/PIMCO Real Return Fund
Class A	1.65	1,000.00	980.70	8.24	1,000.00	1,016.89	8.39
Class I	1.35	1,000.00	982.50	6.75	1,000.00	1,018.40	6.87
JNL/PPM America Floating Rate Income Fund
Class A	0.92	1,000.00	978.60	4.59	1,000.00	1,020.57	4.69
Class I	0.62	1,000.00	979.70	3.09	1,000.00	1,022.08	3.16
JNL/PPM America High Yield Bond Fund
Class A	0.73	1,000.00	956.10	3.60	1,000.00	1,021.53	3.72
Class I	0.43	1,000.00	957.20	2.12	1,000.00	1,023.04	2.19
JNL/PPM America Mid Cap Value Fund
Class A	0.96	1,000.00	819.80	4.40	1,000.00	1,020.37	4.89
Class I	0.66	1,000.00	821.30	3.03	1,000.00	1,021.88	3.36
JNL/PPM America Small Cap Value Fund
Class A	0.95	1,000.00	802.50	4.32	1,000.00	1,020.42	4.84
Class I	0.65	1,000.00	803.20	2.95	1,000.00	1,021.93	3.31
JNL/PPM America Total Return Fund
Class A	0.79	1,000.00	1,003.60	3.99	1,000.00	1,021.22	4.02
Class I	0.49	1,000.00	1,005.50	2.48	1,000.00	1,022.74	2.50
JNL/PPM America Value Equity Fund
Class A	0.85	1,000.00	869.40	4.01	1,000.00	1,020.92	4.33
Class I	0.55	1,000.00	870.60	2.59	1,000.00	1,022.43	2.80
JNL/S&P Competitive Advantage Fund
Class A	0.66	1,000.00	928.50	3.21	1,000.00	1,021.88	3.36
Class I	0.36	1,000.00	929.30	1.75	1,000.00	1,023.39	1.84
JNL/S&P Dividend Income & Growth Fund
Class A	0.65	1,000.00	951.10	3.20	1,000.00	1,021.93	3.31
Class I	0.35	1,000.00	952.50	1.72	1,000.00	1,023.44	1.79
JNL/S&P International 5 Fund
Class A	0.77	1,000.00	878.70	3.65	1,000.00	1,021.32	3.92
Class I	0.42	1,000.00	881.10	1.99	1,000.00	1,023.09	2.14

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2018

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)††
JNL/S&P Intrinsic Value Fund
Class A	0.66	1,000.00	882.80	3.13	1,000.00	1,021.88	3.36
Class I	0.36	1,000.00	884.30	1.71	1,000.00	1,023.39	1.84
JNL/S&P Mid 3 Fund
Class A	0.70	1,000.00	832.10	3.23	1,000.00	1,021.68	3.57
Class I	0.35	1,000.00	833.50	1.62	1,000.00	1,023.44	1.79
JNL/S&P Total Yield Fund
Class A	0.66	1,000.00	882.90	3.13	1,000.00	1,021.88	3.36
Class I	0.36	1,000.00	883.80	1.71	1,000.00	1,023.39	1.84
JNL/Scout Unconstrained Bond Fund
Class A	1.00	1,000.00	1,007.20	5.06	1,000.00	1,020.16	5.09
Class I	0.70	1,000.00	1,009.30	3.55	1,000.00	1,021.68	3.57
JNL/T. Rowe Price Established Growth Fund
Class A	0.83	1,000.00	898.20	3.97	1,000.00	1,021.02	4.23
Class I	0.53	1,000.00	899.50	2.54	1,000.00	1,022.53	2.70
JNL/T. Rowe Price Managed Volatility Balanced Fund
Class A	0.98	1,000.00	929.40	4.77	1,000.00	1,020.27	4.99
Class I	0.71	1,000.00	930.40	3.45	1,000.00	1,021.63	3.62
JNL/T. Rowe Price Mid-Cap Growth Fund
Class A	0.98	1,000.00	930.60	4.77	1,000.00	1,020.27	4.99
Class I	0.68	1,000.00	932.00	3.31	1,000.00	1,021.78	3.47
JNL/T. Rowe Price Short-Term Bond Fund
Class A	0.71	1,000.00	1,011.00	3.60	1,000.00	1,021.63	3.62
Class I	0.41	1,000.00	1,012.00	2.08	1,000.00	1,023.14	2.09
JNL/T. Rowe Price Value Fund
Class A	0.88	1,000.00	924.90	4.27	1,000.00	1,020.77	4.48
Class I	0.58	1,000.00	926.40	2.82	1,000.00	1,022.28	2.96
JNL/Vanguard Growth ETF Allocation Fund
Class A	0.61	1,000.00	920.00	2.95	1,000.00	1,022.13	3.11
Class I	0.19	1,000.00	923.10	0.92	1,000.00	1,024.25	0.97
JNL/Vanguard Moderate ETF Allocation Fund
Class A	0.60	1,000.00	963.50	2.97	1,000.00	1,022.18	3.06
Class I	0.18	1,000.00	966.50	0.89	1,000.00	1,024.30	0.92
JNL/Vanguard Moderate Growth ETF Allocation Fund
Class A	0.60	1,000.00	941.70	2.94	1,000.00	1,022.18	3.06
Class I	0.18	1,000.00	942.90	0.88	1,000.00	1,024.30	0.92
JNL/Westchester Capital Event Driven Fund
Class A	1.65	1,000.00	990.90	8.28	1,000.00	1,016.89	8.39
Class I	1.39	1,000.00	992.60	6.98	1,000.00	1,018.20	7.07
JNL/WMC Balanced Fund
Class A	0.71	1,000.00	972.80	3.53	1,000.00	1,021.63	3.62
Class I	0.41	1,000.00	974.40	2.04	1,000.00	1,023.14	2.09
JNL/WMC Government Money Market Fund
Class A	0.76	1,000.00	1,007.00	3.84	1,000.00	1,021.37	3.87
Class I	0.26	1,000.00	1,009.50	1.32	1,000.00	1,023.89	1.33
JNL/WMC Value Fund
Class A	0.78	1,000.00	908.20	3.75	1,000.00	1,021.27	3.97
Class I	0.48	1,000.00	909.60	2.31	1,000.00	1,022.79	2.45

† For Classes with at least 6-month’s operating history, expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period). For Classes with less than 6-month’s operating history, expenses paid during the period are equal to the annualized net expenses ratio, multiplied by the average account value over the period since inception, then multiplied by 141/365 (to reflect the period since the Class’ inception).

* Class has less than 6-month’s operating history and the amounts reported in Expenses Using Actual Fund Return are not comparable to Expenses Using Hypothetical 5% Return.

‡ The expenses or expense waivers for certain Funds’ Class I shares was $0.00 for one or more days during the period and this was a result of the net assets for the Class being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for certain Funds' Class I shares was $0.01 for one or more days during the period and this was a result of the net assets for the Class being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net expenses during the period for Class I shares can be less than or more than the anticipated ratios of net expenses to average net assets depending on the net assets of Class I shares during the period.

†† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2018

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser (and Sub-Advisers) used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available (1) without charge, upon request by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), (2) by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, (3) by visiting www.jackson.com, and (4) by visiting the SEC’s website at www.sec.gov.

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (52) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	163

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (8/2014 to present, 12/2006 to present, and 8/2012 to 7/2018); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015)

Other Directorships Held by Trustee During Past 5 Years: None
Independent Trustees
Eric O. Anyah (51) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	163
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Michael J. Bouchard (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2003 to present)	163
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (63) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	163
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director, Paylocity Holding Corporation (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director and Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Crowley, Jr. (73) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2014 to present) Trustee [2] (1/2007 to present)	163
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (7/2009 to 7/2016), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), and Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

Michelle Engler (60) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2003 to present)	163
Principal Occupation(s) During Past 5 Years: Partner, Engler LLC (consulting firm) (2013 to present); Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None
John W. Gillespie (65) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	163

Principal Occupation(s) During Past 5 Years:

Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present); Chief Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to 6/2018)

Other Directorships Held by Trustee During Past 5 Years: None
William R. Rybak (67) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	163
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2/2010 to present), Board Chair (2/2016 to present), and Audit Committee Chair (2/2012 to 2/2016), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present) and Governance Committee Chair (2004 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017) and Audit Committee Chair (5/2013 to 6/2017), PrivateBancorp Inc.

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Mark S. Wehrle (61) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	163
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Delta Dental of Colorado (1/2012 to present); Trustee, Curian Series Trust (7/2013 to 2/2016)
Edward C. Wood (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	163
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Trustee During Past 5 Years: None
Patricia A. Woodworth (63) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	163
Principal Occupation(s) During Past 5 Years: Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (12/2007 to 8/2018)
Other Directorships Held by Trustee During Past 5 Years: None
1 Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
2 The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

3  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (35) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2016 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President of JNAM (2/2018 to present); Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 5/2012 to present, and 3/2016 to 7/2018); Vice President and Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Kelly L. Crosser (46) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)

Principal Occupation(s) During Past 5 Years:

Manager, Legal Regulatory Filings and Print of JNAM (1/2018 to present); Manager, Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (10/2011 to present, 9/2007 to present, and 8/2012 to 7/2018); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Richard J. Gorman (53) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (8/2018 to present) Anti-Money Laundering Officer (8/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Compliance Officer of JNAM (8/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of other investment companies advised by JNAM (8/2018 to present), Chief Compliance Officer and Deputy General Counsel of Heitman LLC (2/2018 to 8/2018); Chief Compliance Officer of the Oakmark Funds (6/2006 to 1/2018)

William P. Harding (44) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of Curian Series Trust (5/2014 to 2/2016); Vice President, Investment Management of JNAM (10/2012 to 6/2014); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of other investment companies advised by JNAM (5/2014 to present, 11/2012 to present, and 11/2012 to 7/2018)

Daniel W. Koors (48) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer & Chief Financial Officer (9/2016 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (1/2018 to present, 12/2006 to present, and 8/2012 to 7/2018); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to present and 10/2011 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (11/2017 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Kristen K. Leeman (43) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)

Principal Occupation(s) During Past 5 Years:

Regulatory Analyst of JNAM (1/2018 to present); Regulatory Analyst of Jackson (2/2014 to 12/2017); Senior Paralegal of Jackson (3/2006 to 2/2014); Assistant Secretary of other investment companies advised by JNAM (1/2018 to present, 6/2012 to present, and 8/2012 to 7/2018)

Adam C. Lueck (36) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Attorney of JNAM (2/2018 to present); Attorney of JNAM (10/2015 to 2/2018); Assistant Secretary of other investment companies advised by JNAM (3/2018 to present, 12/2015 to present, and 3/2018 to 7/2018); Assistant Secretary of Curian Series Trust (12/2015 to 2/2016); Supervising Attorney, Johnson, Blumberg & Associates, LLC (10/2013 to 10/2015)

Mia K. Nelson (36) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (8/2017 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President, Tax of JNAM (3/2017 to present); Director – Tax of JNAM (3/2015 to 3/2017); Manager – Tax of JNAM (5/2013 to 3/2015); Assistant Vice President of other investment companies advised by JNAM (9/2017 to present, 8/2017 to present, and 8/2017 to 7/2018)

Joseph B. O’Boyle (56) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present) Acting Chief Compliance Officer (5/2018 to 8/2018) Acting Anti-Money Laundering Officer (5/2018 to 8/2018)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (5/2018 to 8/2018); Vice President of other investment companies advised by JNAM (1/2018 to present and 1/2018 to 7/2018); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (5/2018 to 8/2018), Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

Susan S. Rhee (47) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (2/2004 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (10/2011 to present, 2/2004 to present, and 8/2012 to 7/2018); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Vice President, Chief Legal Officer and Secretary of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of JNL Series Trust (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are Independent Trustees of the Trust, received from the Trust the compensation amounts indicated for their services as such for the 12-month period ended December 31, 2018:

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex [1]
Eric O. Anyah	$269,317	$0	$0	$318,500 [3]
Michael Bouchard	$283,691	$0	$0	$335,500
Ellen Carnahan	$277,772	$0	$0	$328,500 [4]
William J. Crowley, Jr.[2]	$331,044	$0	$0	$391,500 [5]
Michelle Engler	$253,250	$0	$0	$299,500
John Gillespie	$277,772	$0	$0	$328,500 [6]
William R. Rybak	$292,147	$0	$0	$345,500
Mark S. Wehrle	$269,317	$0	$0	$318,500 [7]
Edward Wood	$277,772	$0	$0	$328,500 [8]
Patricia Woodworth	$265,088	$0	$0	$313,500

1 The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust, JNL Investors Series Trust, JNL Variable Fund LLC, and Jackson Variable Series Trust (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees is $3,308,000.

2  Mr. Crowley is an ex-officio member of the Governance Committee and the Audit Committee. Therefore, he does not receive any compensation as a member of these Committees.

3 Amount includes $120,850 deferred by Mr. Anyah.

4  Amount includes $164,250 deferred by Ms. Carnahan.

5  Amount includes $195,750 deferred by Mr. Crowley.

6  Amount includes $164,250 deferred by Mr. Gillespie.

7 Amount includes $63,700 deferred by Mr. Wehrle.

8 Amount includes $164,250 deferred by Mr. Wood.

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

JNL Series Trust

Results of Special Meetings of Shareholders

On July 12, 2018, a special meeting of shareholders of the JNL/Invesco Mid Cap Value Fund of the JNL Series Trust (the “Trust”) was held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”). The Meeting was held for the following purpose (and with the following result):

Proposal:	FOR	AGAINST	ABSTAIN	TOTAL
1. To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the JNL/Invesco Mid Cap Value Fund into the JNL/MFS Mid Cap Value Fund, also a series of the Trust.	27,632,153.323	515,370.543	1,443,913.507	29,591,437.373

JNL Series Trust

(the “Trust”)

APPROVAL OF SUB-ADVISORY AGREEMENT

WITH WCM INVESTMENT MANAGEMENT

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate Funds and, as required by law, determines whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s sub-adviser(s).

At a meeting on June 4 - 6, 2018, the Board, including all of the independent trustees, who are not interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the approval of a sub-advisory agreement between WCM Investment Management (“WCM”) and JNAM (the “Sub-Advisory Agreement”), whereby WCM will replace PPM America, Inc. (“PPM”) as sub-adviser for a sleeve of the JNL Multi-Manager Small Cap Value Fund. The Board also noted that the Advisory Agreement and other sub-advisory agreements for JNL Multi-Manager Small Cap Value Fund were previously approved by the Board and were not being considered for re-approval at this time.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Sub-Advisory Agreement.  With respect to its approval of the Sub-Advisory Agreement, the Board noted that WCM already provides services to an existing Fund overseen by the Board and that the Board recently approved the appointment of WCM to manage a sleeve of the JNL Multi-Manager International Small Cap Fund (a new series of the Trust) in March 2018. Thus, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Sub-Advisory Agreement.

In reviewing the Sub-Advisory Agreement and considering the information, the Board was advised by independent legal counsel.  The Board considered the factors it deemed relevant, as applicable, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of WCM; (3) cost of services of WCM; (4) profitability data; (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows; and (6) other benefits that may accrue to WCM through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Sub-Advisory Agreement.

Before approving the Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and WCM and to consider the terms of the Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by WCM. The Board noted JNAM’s evaluation of WCM, as well as JNAM’s recommendation, based on its review of WCM, in connection with its approval of the Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of WCM’s portfolio managers who would be responsible for the day-to-day management of the sleeve of the Fund.  The Board reviewed information pertaining to WCM’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to WCM. The Board considered compliance reports about WCM from the Trust’s Acting Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by WCM under the Sub-Advisory Agreement.

Investment Performance of the Fund

The Board reviewed composite performance of WCM’s proposed investment mandate with similar investment strategies and compared it to the performance of the Fund and the Fund’s benchmark and peer group. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Sub-Advisory Agreement.

Costs of Services

  The Board reviewed the fees paid to JNAM and proposed to be paid to WCM.  The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by WCM to similar clients.  The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared.  Using information provided by an independent data service, the Board evaluated the Fund’s net advisory and sub-advisory fees compared to the average advisory and sub-advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  The Board noted that the Fund’s advisory and total sub-advisory fees were below their respective peer group averages. The Board considered that WCM’s proposed sub-advisory fee and the proposed total sub-advisory fees (taking into account the WCM change) would be lower than the peer group average. The Board took into account WCM’s assertion that the proposed sub-advisory fee is lower than the fees WCM charges to other clients under the same investment mandate. The Board further noted that the sub-advisory fees would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio, which, following the proposed change, would be the same as the current total expense ratio and lower than the peer group average. The Board concluded that the sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

 Economies of Scale

The Board considered whether the Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM and WCM, the Board noted that the advisory fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase. The Board considered that WCM has agreed to flat fee rate and that the sub-advisory fee for the Fund is paid by JNAM (not the Fund).

The Board concluded that the fees in some measure share economies of scale with shareholders.

Other Benefits to the Sub-Adviser

In evaluating the benefits that may accrue to WCM through its relationship with the Funds, the Board noted that WCM may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of WCM as a result of its relationship with the Funds.

JNL Series Trust

(the “Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(Sub-Advised Funds)

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate series (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and with each Fund’s Sub-Adviser(s), including certain sub-subadvisers (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”).

At in-person meetings held on June 4-6, 2018 and August 27-29, 2018, the Board, including all of the trustees who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of these Agreements. In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2019.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and the terms of the Agreements. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each applicable Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services provided by JNAM, including but not limited to its oversight of the Sub-Advisers pursuant to the Advisory Agreement and its recommendations on an ongoing basis as to the hiring or removal of Sub-Advisers pursuant to the Trust’s “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services provided by each Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement and (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of each Fund as described in quarterly reports prepared by management. The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the performance of each Fund, including how the Fund’s gross performance compared to the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark (“benchmark”) index. For certain Funds, the Board considered the relevant custom benchmark, blended benchmark, or custom peer group. This consideration was based on JNAM’s assertion that the custom or blended benchmark or custom peer group is, in some circumstances, a more meaningful source of comparative information than a broad-based benchmark index or peer group for certain Funds that use a limited or unique investment focus or where the peer group may not be a good source of comparative information. With respect to these peer groups and custom peer groups, the Board further considered that comparison to these groups provides a helpful way to measure the Funds’ performance, but noted that peer universes are constantly evolving, and as such, the Funds’ peer groups and, where applicable, custom peer groups, may change from time to time. The performance reviewed by the Board was for periods ended on December 31, 2017 (unless otherwise noted). When available, the Board considered one-, three-, five- and ten-year performance.

JNL/AB Dynamic Asset Allocation Fund. The Board noted that the Fund outperformed its peer group for the one- and three-year periods and blended benchmark for the one-year period (though it underperformed its blended benchmark for the three-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/AQR Large Cap Relaxed Constraint Equity Fund. The Board noted that the Fund outperformed its custom peer group for the one-, three- and five-year periods, though it underperformed for the ten-year period. The Board considered that the Fund outperformed its benchmark for the one- and five-year periods, though it underperformed for the other periods. The Board took into account that current Sub-Adviser has only been managing the Fund since April 24, 2017 and, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/AQR Managed Futures Strategy Fund. The Board considered that the Fund outperformed its benchmark for the five-year period though it underperformed its benchmark for the other periods and peer group for all periods. The Board took into account that the Fund outperformed its peer group and benchmark for the since-inception period as of March 31, 2018, its benchmark for three out of the last five calendar years, and its peer group for calendar years 2015 and 2013 (ranking in the 37th and 21st percentiles, respectively). The Board also considered JNAM’s assertion that it has conviction in the sub-adviser and its pure trend strategy, including the Fund’s more diversified risk allocation as compared to its peers, and that JNAM will continue to closely monitor the Fund’s performance. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Global Allocation Fund. The Board considered that the Fund outperformed its peer group for the three- and five-year periods, though it underperformed for the one-year period. The Board further considered that the Fund underperformed its blended benchmark for all periods, though it noted that the Fund lagged its benchmark by only 0.11% for the five-year period. The Board considered that the Fund outperformed its peer group for the year-to-date, three- and five-year periods as of March 31, 2018. The Board concluded it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Global Natural Resources Fund. The Board considered that the Fund underperformed its benchmark and peer group for all periods. The Board noted, however, that the Fund changed sub-advisers effective September 25, 2017 and that it would be prudent to allow the team more time to develop its performance record as a result of this change. The Board further considered the Fund’s performance since the new sub-adviser began sub-advising the Fund, noting that the Fund outperformed its peer group and benchmark for the 4th quarter of 2017 and the 2nd quarter of 2018, while lagging for the 1st quarter of 2018. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Large Cap Select Growth Fund. The Board noted that the Fund outperformed its peer group for the one-, three- and five-year periods, though it underperformed for the ten-year period. The Board considered that the Fund outperformed its benchmark for the one- and five-year periods, though it underperformed for the other periods. The Board further considered the Fund’s recent performance, noting that the Fund outperformed its peer group and benchmark for the year-to-date, one-, three-, five- and ten-year periods ended June 30, 2018. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Boston Partners Global Long Short Equity Fund. The Board noted that the Fund outperformed its peer group for the three-year period, though it underperformed its peer group for the one-year period and benchmark for both periods. The Board also considered that the Fund outperformed its peer group for the 4th quarter of 2017. The Board took into account the sub-adviser’s value-oriented investment philosophy, which has been out of favor in the recent market environment. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Causeway International Value Select Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five- and ten-year periods and its peer group for the one- and three-year periods, though it underperformed its peer group for the other periods. The Board noted, however, that the Fund changed sub-advisers in September 2015 and that the Fund’s performance prior to this date was attributable to the previous sub-adviser. It therefore concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/ClearBridge Large Cap Growth Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Invesco Diversified Dividend Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, JNL/Mellon Capital S&P 1500 Value Index Fund, JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL/PIMCO Income Fund, JNL S&P 500 Index Fund, JNL/Vanguard Moderate ETF Allocation Fund (formerly JNL/Vanguard Moderate Allocation), JNL/Vanguard Moderate Growth ETF Allocation Fund (formerly JNL/Vanguard Moderate Growth Allocation Fund) and JNL/Vanguard Growth ETF Allocation Fund (formerly JNL/Vanguard Growth Allocation Fund). The Board noted that each Fund commenced operations in September 2017 and had less than one year of performance data. The Board noted, therefore, that it would be prudent to allow the teams more time to develop its performance record with each Fund. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Crescent High Income Fund. The Board considered that the Fund only commenced operations in April 2016 and that the Fund’s performance was equal to its blended benchmark for the one-year period, though it underperformed its custom peer group for this period. The Board noted that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DFA U.S. Core Equity Fund. The Board considered that the Fund outperformed its peer group for the three- and five-year periods, though it underperformed for the other periods. The Board also considered that the Fund outperformed its benchmark for the one-, three- and five-year periods, though it underperformed for the ten-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine® Core Fixed Income Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five- and ten-year periods. It also considered that the Fund outperformed its peer group for the one- and three-year periods, though it underperformed for the other periods. The Board took into account that current Sub-Adviser has only been managing the Fund since September 25, 2017 and, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine® Emerging Markets Fixed Income Fund. The Board considered that the Fund underperformed its benchmark and peer group for the one-year period but that it only commenced operations in April 2016. The Board also took into account the Fund’s performance as of June 30, 2018, noting that the Fund outperformed its benchmark and peer group for the year-to-date, one-year and since-inception periods. The Board noted that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine® Shiller Enhanced CAPE Fund. The Board considered that the Fund outperformed its benchmark and peer group over the one-year period. The Board noted that the Fund commenced operations in September 2015 and, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/First State Global Infrastructure Fund (formerly JNL/Brookfield Global Infrastructure and MLP Fund). The Board observed that the Fund underperformed its benchmark and peer group for all periods. The Board further considered that it has previously approved a sub-adviser replacement for the Fund effective August 13, 2018. In light of the sub-adviser change, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/FPA + DoubleLine® Flexible Allocation Fund. The Board considered that the Fund underperformed its blended benchmark and peer group for all periods. The Board noted, however, that the Fund’s prior sub-adviser was replaced with two new sub-advisers in April 2016, and that the Fund’s performance before this was attributable to the prior sub-adviser. The Board also considered that the Fund outperformed its blended benchmark and peer group over the three-month period ended December 31, 2017. The Board took into account the Fund’s investment objective and the two sub-advisers’ stated investment approaches. The Board noted JNAM’s assertion that the Fund’s underperformance since April 2016 was impacted by equity market trends that disfavor the value-oriented investment approach of the sub-adviser focused on equity investments, which eclipsed the generally positive relative results of the sub-adviser focused on fixed-income investments. The Board also considered JNAM’s assertion that it expects the two sub-advisers to add value to the Fund’s performance relative to its peer group and blended benchmark over a full market cycle. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Global Fund. The Board considered that the Fund outperformed its benchmark for the ten-year period, though it underperformed its benchmark for the other periods and its peer group for all periods. The Board took into account JNAM’s assertion that, while the Fund’s value-oriented style has been challenged in recent periods, the Fund has performed better in periods when its value-oriented style was more in favor such as calendar years 2016 and 2013, where the Fund outperformed its peer group (ranking in the 10th and 17th percentiles, respectively) and benchmark. The Board further considered JNAM’s assertion that the Fund would be expected to underperform in markets that favored growth style investing due to the sub-adviser’s value-oriented style (as noted in the Fund’s prospectus). The Board also considered JNAM’s recommendation that the Fund’s portfolio managers be given more time to continue developing the Fund’s performance record in an environment that is more hospitable to their value-oriented approach. The Board concluded that, in light of JNAM’s recommendation, it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Global Multisector Bond Fund. The Board considered that the Fund outperformed its benchmark and peer group for the five-year period, though it underperformed both for the one- and three-year periods. The Board also considered the Fund’s recent performance, noting that the Fund outperformed its benchmark and peer group for the year-to-date and since inception periods ended March 31, 2018 (ranking in the 16th percentile of its peer group for the since inception period). The Board concluded that it would be in the best interest of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Income Fund. The Board considered that the Fund outperformed its peer group for the one-, three-, five- and ten-year periods. The Board noted that the Fund ranked in the top quarter of its peers in performance over the three-, five- and ten-year periods. The Board also considered that the Fund underperformed its blended benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton International Small Cap Fund (formerly JNL/Franklin Templeton International Small Cap Growth Fund). The Board noted that the Fund outperformed its benchmark for the one-year period, though it underperformed its benchmark for the other periods and its peer group for all periods. The Board noted that, as of June 30, 2018, the Fund has outperformed its benchmark and peer group since the sub-adviser took over portfolio management of the Fund in 2010. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Mutual Shares Fund. The Board noted JNAM’s assertion that a custom peer group was more representative of the Fund’s performance given its exposure to international securities. The Board considered that the Fund outperformed its custom peer group for the five- and ten-year periods, though it underperformed its custom peer group for the other periods and its benchmark for all periods. The Board also considered that the Fund’s performance was affected largely by underperformance in 2017. In this regard, the Board noted that the Fund ranked in the 4th, 10th and 32nd percentiles of its custom peer group for calendar years 2016, 2014 and 2013, respectively, when value-style investing was more in favor. The Board also noted that the Fund’s performance turned around in 2018, outperforming its custom peer group for the second quarter and year-to-date periods ended June 30, 2018. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Core Plus Bond Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five- and ten-year periods, though it underperformed its peer group for these periods. The Board also considered that the Fund outperformed its benchmark for each of the last five calendar years and its peer group for three out of the last five calendar years (ranking in the top third of the peer group in calendar years 2015 and 2013). The Board concluded that, while it continued to monitor performance and possibly strategic alternatives, it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Emerging Markets Debt Fund. The Board noted that the Fund outperformed its benchmark and peer group for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Harris Oakmark Global Equity Fund. The Board considered that the Fund outperformed its benchmark for the one-year-period, though it underperformed its peer group for this period. The Board also noted that the Fund outperformed its benchmark for each of the past two calendar years and peer group in 2016 (ranking in the 4th percentile of its peer group). The Board took into account the sub-adviser’s value-oriented investment philosophy, which has been out of favor in the recent market environment. The Board also considered that the Fund commenced operations in April 2015 and, since inception, has outperformed its benchmark and peer group as of December 31, 2017. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco China-India Fund. The Board considered that the Fund outperformed its blended benchmark for the one-, three-, five- and ten-year periods and outperformed its custom peer group for the one- and three-year periods and equaled its custom peer group for the ten-year period (though it underperformed of the five-year period). The Board took into account that a new Sub-Adviser began managing the Fund in April 2016 and performance prior to this period is not attributable to the new Sub-Adviser. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Global Real Estate Fund. The Board considered that the Fund outperformed its peer group for the ten-year period (ranking in the 20th percentile), though it underperformed its peer group for the other shorter periods and benchmark for all periods. The Board further considered that the Fund outperformed its peer group and benchmark for two of the last four calendar years and that, as of March 31, 2018, the Fund outperformed its peer group for the ten-year and since-inception periods and its benchmark for the year-to-date, one-year and since-inception periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco International Growth Fund. The Board considered that the Fund outperformed its benchmark for the five- and ten-year periods, though it underperformed for the other periods. The Board also considered that the Fund outperformed its peer group for the ten-year period, though it underperformed for the other periods. The Board further noted that the Fund outperformed its benchmark for three out of the past five calendar years and its peer group for two out of the past four calendar years, including ranking in the 44th and 14th percentiles of its peer group in 2016 and 2014 respectively. The Board took into account JNAM’s assertion that it is scrutinizing performance and qualitative factors at the sub-adviser. The Board concluded that it will continue to monitor the Fund’s performance and that, in the meantime, it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Small Cap Growth Fund. The Board noted that the Fund outperformed its peer group and benchmark for the one-, three-, five- and ten-year periods. The Board also noted that the Fund outperformed both its peer group and benchmark in four of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan MidCap Growth Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund, JNL/Oppenheimer Global Growth Fund, JNL/PIMCO Real Return Fund, JNL/T. Rowe Price Established Growth Fund and JNL/T. Rowe Price Value Fund. The Board took into account that each Fund outperformed its benchmark and peer group for the one-, three-, five- and ten-year periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Lazard Emerging Markets Fund. The Board observed that the Fund outperformed its benchmark for the five- and ten-year periods, though it underperformed for the other periods. The Board considered that the Fund outperformed its peer group for the ten-year period, though it underperformed for the other periods. The Board further noted JNAM’s assertion that the Fund’s relative underperformance was largely the result the Fund’s relative value style (as described in the Fund’s prospectus) and that the Fund would be expected to underperform its more growth-oriented peers in markets that favored growth style investing. The Board also considered the Fund’s strong 2016 calendar year returns, noting it outperformed its benchmark and peer group, ranking in the 6th percentile of its peer group for the calendar year, a year when value-style investing was in favor. The Board concluded that in light of the Fund’s longer-term performance it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Bond Index Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for its passive investment mandate. The Board considered that the Fund’s performance surpassed its benchmark for the one-year period, though the Fund’s performance lagged its benchmark for the other periods. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Emerging Markets Index Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for its passive investment mandate. The Board considered that the Fund’s performance lagged its benchmark for all periods. However, the Board also noted that the Fund’s more recent performance as of March 31, 2018, whereby it surpassed its benchmark for the year-to-date, one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital European 30 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate and that, because it has no true “peers”, its custom benchmark is the appropriate comparative performance source. The Board noted that the Fund’s performance surpassed its custom benchmark for the one-, three- and five-year periods. The Board concluded it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital International Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund and JNL/Mellon Capital Small Cap Index Fund. The Board noted JNAM’s assertion that each Fund seeks to track a benchmark index and, therefore, the respective benchmark is the appropriate comparative performance source for each Fund’s passive investment mandate. The Board took into account that each Fund’s performance surpassed its benchmark for the one-, three-, five- and ten-year periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital MSCI KLD 400 Social Index Fund. The Board noted that the Fund commenced operations in April 2017 and had less than one year of performance data. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Pacific Rim 30 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate and that, because it has no true “peers”, its custom benchmark is the appropriate comparative performance source. The Board considered that the Fund’s performance surpassed its custom benchmark for the one- and three-year periods, though it lagged for the five-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital S&P 500 Index Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for its passive investment mandate. The Board noted that the Fund’s performance surpassed its benchmark for the three- and five-year periods, though it lagged for the other periods. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Small Cap Index Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for its passive investment mandate. The Board considered that the Fund’s performance surpassed its benchmark for the one-, three-, five- and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Utilities Sector Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for its passive investment mandate. The Board noted that the Fund’s performance lagged its benchmark for each period. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/MFS Mid Cap Value Fund. The Board considered that the Fund outperformed its benchmark for the one-year period, though it underperformed its benchmark for the other periods and peer group for all periods. The Board noted, however, that the Fund changed sub-advisers in April 2017 and that the Fund’s performance prior to this date was attributable to the previous sub-adviser. The Board also took into account the Fund’s recent performance, noting that, as of June 30, 2018, the Fund outperformed its peer group for the year-to-date period and period since the new sub-adviser began sub-advising the Fund. The Board further considered that it would be prudent to allow the new team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Multi-Manager Alternative Fund. The Board noted that the Fund outperformed its benchmark and peer group for the one-year period. The Board also considered that the Fund commenced operations in April 2015 and, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board also noted that, effective April 2018, an existing sub-adviser was replaced with a new sub-adviser and, effective August 2018, a new sub-adviser was appointed to the Fund and began managing a portion of the Fund’s assets. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Multi-Manager Mid Cap Fund. The Board noted that the Fund outperformed its peer group for the one-year period, though it underperformed its benchmark for this period. The Board also considered that the Fund commenced operations in September 2016 and, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Multi-Manager Small Cap Growth Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one-year period (ranking in the 22nd percentile of its peer group), though it underperformed both for the other periods. The Board noted that the Fund converted into a multimanager structure effective September 28, 2015 and, therefore, that the Fund’s past underperformance is, in part, the result of the previous sub-adviser. The Board also noted that, effective April 2018, an existing sub-adviser was replaced with a new sub-adviser which began managing a portion of the Fund’s assets. The Board also considered the Fund’s recent performance, noting that the Fund outperformed its benchmark and peer group for the year-to-date and one-year periods ended March 31, 2018. The Board considered that, in light of these recent management changes and the Fund’s recent performance, it would be prudent to permit the Fund and its current sub-advisers to develop a performance record over a full market cycle. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Multi-Manager Small Cap Value Fund. The Board considered that the Fund outperformed its benchmark for the one- and ten-year periods, though it underperformed for the other periods. The Board also considered that the Fund outperformed its peer group for the one-year period, though it underperformed for the other periods. The Board took into account that the Fund was converted into a multimanager structure effective September 28, 2015 and, therefore, that the Fund’s performance for periods prior to this date was attributable to the previous sub-adviser. The Board further considered that, effective August 13, 2018, a new sub-adviser replaced one of the existing sub-advisers and began managing a portion of the Fund’s assets. The Board considered that, in light of these recent management changes, it would be prudent to permit the Fund and its current sub-advisers to develop a performance record over a full market cycle. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Neuberger Berman Strategic Income Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods. The Board also considered that the Fund outperformed its peer group for the one-year period, though it underperformed for the three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Oppenheimer Emerging Markets Innovator Fund. The Board took into account that the Fund outperformed its benchmark and custom peer group for the one-year period and that the Fund only commenced operations in April 2015. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Floating Rate Income Fund. The Board considered that the Fund outperformed its benchmark for the three- and five-year periods, though it underperformed for the one-year period. The Board further noted that the Fund outperformed its benchmark for three out of the past five calendar years. The Board also considered that the Fund underperformed its peer group for all periods. The Board took into account JNAM’s assertion that the Fund is currently one of the more conservative funds in the peer group and that the Fund is expected to underperform its peers during market cycles more favorable to lower-rated below investment grade securities. The Board further considered JNAM’s assertion that the Fund’s performance as compared with its peer group is within management’s range of expectations given the Fund’s style and risk profile. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America High Yield Bond Fund. The Board considered that the Fund outperformed its peer group for the one- and three-year periods, though it underperformed for the other periods. The Board also considered that the Fund outperformed its benchmark for the one-year period, though it underperformed for the other periods. The Board noted that the Fund outperformed its peer group and benchmark for each of the past two calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Mid Cap Value Fund. The Board took into account that the Fund outperformed its benchmark for the one-, three- and five-year periods and its peer group for the three- and five-year periods (though it underperformed its peer group for the one-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Small Cap Value Fund and JNL/PPM America Total Return Fund. The Board took into account that each Fund outperformed its benchmark and peer group for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/PPM America Value Equity Fund. The Board considered that the Fund outperformed its benchmark for the one-, five- and ten-year periods, though it underperformed for the three-year period. The Board also considered that the Fund outperformed its peer group for the five- and ten-year periods, though it underperformed for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Competitive Advantage Fund. The Board considered the Fund’s unique investment mandate as well as information from JNAM indicating that the Fund is managed in a manner consistent with that mandate and that, because of the Fund’s unique investment mandate, the custom benchmark is the appropriate comparative performance source. The Board took into account that the Fund’s performance surpassed its custom benchmark for the three- and ten-year periods, though it lagged by 0.02 % and 0.10% for the one- and five-year periods, respectively. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Dividend Income & Growth Fund. The Board considered the Fund’s unique investment mandate as well as information from JNAM indicating that the Fund is managed in a manner consistent with that mandate and that, because of the Fund’s unique investment mandate, the custom benchmark is the appropriate comparative performance source. The Board noted that the Fund’s performance surpassed its custom benchmark for the one-year period, equaled it for the three-year period and only lagged the custom benchmark by 0.10% for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P International 5 Fund and JNL/S&P Mid 3 Fund. The Board noted each Fund’s unique investment mandate and considered information from JNAM indicating that each Fund is managed in a manner consistent with its mandate and that, because they have no true “peers”, each Fund’s custom benchmark is the appropriate comparative performance source. The Board considered that each Fund’s performance surpassed its custom benchmark for the one- and three-year periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/S&P Intrinsic Value Fund. The Board considered the Fund’s unique investment mandate as well as information from JNAM indicating that the Fund is managed in a manner consistent with that mandate and that, because of the Fund’s unique investment mandate, the custom benchmark is the appropriate comparative performance source. The Board considered that the Fund’s performance surpassed its custom benchmark for the one- and three-year periods, though it lagged for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Total Yield Fund. The Board considered the Fund’s unique investment mandate and that, because of the Fund’s unique investment mandate, the custom benchmark is the appropriate comparative performance source. The Board noted that the Fund’s performance lagged its custom benchmark for all periods. The Board considered that the Fund only lagged its custom benchmark by 0.03%, 0.05% and 0.06%, respectively, for the one-, three- and five-year periods. The Board also considered the Fund’s recent performance, noting that the Fund’s performance surpassed its custom benchmark for the year-to-date and one-year periods ended March 31, 2018. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance and that the Fund is managed consistently with its disciplined investment strategy. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Scout Unconstrained Bond Fund. The Board noted that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed its custom peer group for these periods. The Board also considered that the Fund outperformed its benchmark for each of the last three calendar years and its custom peer group for calendar year 2015 (ranking in the 37th percentile). The Board noted JNAM’s assertions that the Fund is currently one of the most conservative funds in its peer group and that it will continue to monitor the Fund’s performance, though the Fund is expected to underperform its peers during market cycles more favorable for riskier investment mandates. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Managed Volatility Balanced Fund (formerly JNL/MMRS Moderate Fund). The Board considered that, after expenses, the Fund outperformed its custom peer group and blended benchmark for the one-year period, though it underperformed for the three-year period. The Board noted that the Fund’s shareholders had recently approved a replacement of the Fund’s sub-adviser in conjunction with various investment strategy and fee changes to this Fund, including a change from a fund-of-funds structure to an actively managed fund structure. The Board also considered that, because of the recent sub-advisor and various investment strategy changes, it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement with JNAM.

JNL/T. Rowe Price Mid-Cap Growth Fund. The Board took into account that the Fund outperformed its benchmark for the one-, three-, five- and ten-year periods and peer group for the three-, five- and ten-year periods (though it underperformed its peer group for the one-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Short-Term Bond Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five- and ten-year periods. The Board also observed that the Fund outperformed its benchmark in each of the past five calendar years. The Board also considered that the Fund underperformed its peer group for all periods. The Board took into account the Fund’s recent performance noting that the Fund outperformed its peer group and benchmark for the three-month and year-to-date periods as of June 30, 2018. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Westchester Capital Event Driven Fund. The Board noted that the Fund outperformed its benchmark and peer group for the one-year period. The Board also considered that the Fund commenced operations in April 2015 and, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Balanced Fund. The Board considered that the Fund outperformed its peer group for the three-, five- and ten-year periods, though it underperformed for the one-year period. The Board also considered that the Fund outperformed its blended benchmark for the ten-year period and was within one basis point of the blended benchmark for the five-year period, though it underperformed for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Government Money Market Fund. The Board took into account that the Fund outperformed its peer group for the five- and ten-year periods and only underperformed its peer group by two basis points during the three-year period, though it underperformed for the one-year period. The Board also considered that the Fund outperformed its benchmark for the three-, five- and ten-year periods, though it underperformed for the one-year period. The Board noted that prior to September 19, 2016, the Fund operated as a prime money market fund and that effective September 19, 2016, the Fund operates as a government money market fund and, as such, invests at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Value Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and ten-year periods, though it underperformed for the five-year period. The Board also considered that the Fund underperformed its peer group for each period but was within two basis points for the ten-year period. The Board also considered the Fund’s recent performance, noting that the Fund outperformed its benchmark for the year-to-date and one-year periods and peer group for the year-to-date period ended March 31, 2018. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and each Fund’s Sub-Adviser(s). For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared. Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). The Board considered each Fund’s total expense ratio and compared that to the average total expense ratio of the peer group. For certain Funds, the Board considered the total expense ratio without the inclusion of, where applicable, transfer agency and Rule 12b-1 fees. This consideration was based on JNAM’s assertion that, due to the composition of certain peer groups that contain both retail and variable annuity funds, the total expense ratio (excluding transfer agency and Rule 12b-1 fees) was a more meaningful source of comparative information. While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. The Board noted that comparison to peer groups provides a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer groups may change from time to time.

The Board also took into account that various fee reductions and other fee changes were implemented for certain Funds on September 25, 2017, January 1, 2018, April 30, 2018, and August 13, 2018 and will be implemented on September 1, 2018 and April 29, 2019. It noted that these reductions will serve to further reduce certain Funds’ advisory fees, sub-advisory fees, and/or total expense ratios.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL/AB Dynamic Asset Allocation Fund. The Board considered that the Fund’s total expense ratio is lower than its peer group average, though the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/AQR Large Cap Relaxed Constraint Equity Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver and contractual sub-advisory fee reduction effective September 1, 2018 (with the waiver converting to a contractual advisory fee waiver effective April 29, 2019). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/AQR Managed Futures Strategy Fund, JNL/Franklin Templeton Income Fund, JNL/GQG Emerging Markets Equity Fund, JNL/JPMorgan Midcap Growth Fund, JNL/Lazard Emerging Markets Fund, JNL/MFS Mid Cap Value Fund, JNL Multi-Manager Small Cap Growth Fund, JNL/S&P Total Yield Fund, JNL/T. Rowe Price Established Growth Fund and JNL/T. Rowe Price Mid-Cap Growth Fund. The Board noted that each Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, though each Fund’s sub-advisory fee is higher than its peer group average. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/BlackRock Global Allocation Fund. The Board considered that the Fund's advisory and sub-advisory fees and total expense ratio are higher than their respective peer group averages. The Board noted that the Fund’s total expense ratio is only four basis points above the peer group average and the Fund’s sub-advisory fee is only one basis point above the peer group average and is paid by JNAM (not the Fund). The Board also took into account that JNAM, in conversations with the Board, implemented advisory and sub-advisory fee reductions effective August 13, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the information considered by the Board and the services provided.

JNL/BlackRock Global Natural Resources Fund, JNL/ClearBridge Large Cap Growth Fund, JNL/DFA U.S. Core Equity Fund, JNL/Franklin Templeton Global Fund, JNL/Invesco International Growth Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, JNL/Mellon Capital S&P 1500 Value Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Consumer Staples Sector Fund, JNL/ Mellon Capital Industrials Sector Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/Oppenheimer Global Growth Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Value Equity Fund, JNL/S&P Dividend Income & Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund and JNL/T. Rowe Price Value Fund. The Board considered that each Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/BlackRock Large Cap Select Growth Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages and that its sub-advisory fee is equal to its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Boston Partners Global Long Short Equity Fund. The Board considered that the Fund’s advisory and sub-advisory fees and its total expense ratio are higher than the respective peer group averages. The Board noted, however, that the Fund’s total expense ratio is within three basis points of the peer group average. The Board also considered that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver and contractual sub-advisory fee reduction effective September 1, 2018 (with the waiver converting to a contractual fee reduction effective April 29, 2019) and the additional advisory fee breakpoints implemented on September 25, 2017 will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Causeway International Value Select Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board took into account that JNAM, in conversations with the Board, implemented advisory and sub-advisory fee reductions, effective April 30, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Crescent High Income Fund. The Board considered that the Fund’s advisory fee is only one basis point higher than its peer group average, though the sub-advisory fee and total expense ratio are higher than their respective peer group averages. The Board noted, however, that the Fund’s total expense ratio is within five basis points of the peer group average. The Board also noted that JNAM, in conversations with the Board, implemented additional advisory fee breakpoints on September 25, 2017 and a sub-advisory fee breakpoint on January 1, 2018, which will serve to reduce the Fund’s advisory and sub-advisory fees and total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DoubleLine® Core Fixed Income Fund. The Board took into account that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than the respective peer group averages, with the Fund’s advisory fee only one basis point higher and total expense ratio only four basis points higher than their respective peer group averages. The Board also noted that it had previously approved a sub-adviser replacement for the Fund effective on September 25, 2017, and that, in conjunction with the sub-adviser replacement, the Fund’s advisory fee was reduced. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the Fund’s recent performance and the services provided.

JNL/DoubleLine® Emerging Markets Fixed Income Fund. The Board considered that the Fund’s total expense ratio is below the peer group average, though the Fund’s advisory and sub-advisory fees are higher than their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DoubleLine® Shiller Enhanced CAPE Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than the respective peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented an advisory fee reduction effective January 1, 2018 and a voluntary advisory fee waiver and contractual sub-advisory fee reduction effective September 1, 2018 (with the waiver converting to a contractual fee reduction effective April 29, 2019). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/First State Global Infrastructure Fund (formerly JNL/Brookfield Global Infrastructure and MLP Fund). The Board took into account that the Fund’s sub-advisory fee is lower than its peer group average, though the Fund’s advisory fee and total expense ratio are higher than their respective peer group averages. The Board considered that, effective August 13, 2018 in conjunction with the sub-adviser change, the Fund’s advisory and sub-advisory fees were reduced. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/FPA + DoubleLine® Flexible Allocation Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than their respective peer group averages. It took into account JNAM’s assertion that, because the peer group contains certain funds with different investment strategies than the Fund and no other multi-managed funds, JNAM places a lower degree of reliance on the peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented an advisory fee reduction effective January 1, 2018. The Board also took into account that JNAM, in conversations with the Board, has implemented previous advisory fee reductions and/or waivers in 2011, 2014, 2015, 2016, and 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Global Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Global Multisector Bond Fund. The Board took into account that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than their respective peer group averages, though the sub-advisory fee is within three basis points of its peer group average. The Board further considered that JNAM, in conversations with the Board, implemented an advisory fee reduction on January 1, 2018, and that the additional advisory fee breakpoints implemented on September 25, 2017 will serve to reduce the Fund’s advisory fee and total expense ratio as the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton International Small Cap Fund (formerly JNL/Franklin Templeton International Small Cap Growth Fund). The Board noted that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than their respective peer group averages. The Board considered that JNAM, in conversations with the Board, implemented an advisory fee reduction on January 1, 2018 and that the additional advisory fee breakpoints JNAM implemented on September 25, 2017 will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Mutual Shares Fund and JNL/JPMorgan U.S. Government & Quality Bond Fund. The Board considered that each Fund’s advisory fee and total expense ratio are below their respective peer group averages, though each Fund’s sub-advisory fee is one basis point above its peer group average. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs Core Plus Bond Fund. The Board considered that the Fund’s sub-advisory fee is lower than the peer group average, though the advisory fee and total expense ratio are higher than the respective peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented an advisory fee reduction, effective April 30, 2018, and a sub-advisory fee reduction, effective January 1, 2018. The Board also noted that JNAM, in conversations with the Board, converted an existing contractual fee waiver into a contractual fee reduction and implemented additional advisory fee breakpoints on September 25, 2017, which will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board noted JNAM’s representation that the Fund’s proforma total expense ratio, as of April 30, 2018, is only two basis points higher than the peer group average as of December 31, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the information considered and the services provided.

JNL/Goldman Sachs Emerging Markets Debt Fund. The Board noted that the Fund’s total expense ratio is equal to its peer group average, though its advisory and sub-advisory fees are higher than the respective peer group averages. The Board also noted that the additional advisory fee breakpoints implemented on September 25, 2017 will serve to reduce the Fund’s total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Harris Oakmark Global Equity Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than the respective peer group averages. The Board took into account that JNAM, in conversations with the Board, implemented advisory and sub-advisory fee reductions, effective July 1, 2017, additional advisory fee breakpoints, effective September 25, 2017, and a voluntary advisory fee waiver and contractual sub-advisory fee reduction effective September 1, 2018 (with the waiver converting to a contractual fee reduction effective April 29, 2019). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Invesco China-India Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver, effective September 1, 2018, which will convert to a contractual fee reduction, effective April 29, 2019. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Invesco Diversified Dividend Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average, though the Fund’s sub-advisory fee and total expense ratio are higher than their respective peer group averages. The Board took into account JNAM’s representation that the Fund’s proforma total expense ratio, as of April 30, 2018, is within five basis points of the peer group average as of December 31, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Invesco Global Real Estate Fund. The Board noted that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, though the Fund’s sub-advisory fee is higher than its peer group average. The Board also considered that JNAM, in conversations with the Board, reduced the Fund's advisory and sub-advisory fees through contractual fee reductions effective April 30, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Invesco Small Cap Growth Fund. The Board took into account that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than the respective peer group averages. The Board considered that JNAM, in conversations with the Board, reduced the Fund's advisory and sub-advisory fees through contractual fee reductions effective April 30, 2018. The Board took into account JNAM’s representation that the Fund’s proforma total expense ratio, as of April 30, 2018, is within three basis points of the peer group average as of December 31, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital Bond Index Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages and the Fund’s total expense ratio is only one basis point higher than the peer group average. The Board took into account that JNAM, in conversations with the Board implemented advisory and sub-advisory fee reductions effective August 13, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital Emerging Markets Index Fund. The Board considered that the Fund’s sub-advisory fee and total expense ratio are lower than their respective peer group averages, though the Fund’s advisory fee is higher than the peer group average but within five basis points. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital European 30 Fund. The Board considered that the Fund’s sub-advisory fee and total expense ratio are lower than their respective peer group averages and the advisory fee is only one basis point above the peer group average. The Board also took into account that, effective July 1, 2017, the Fund’s sub-advisory fee was reduced. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital MSCI KLD 400 Social Index Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages and the Fund’s sub-advisory fee is equal to the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital Pacific Rim 30 Fund. The Board considered that the Fund’s sub-advisory fee and total expense ratio are lower than their respective peer group averages, though the advisory fee is higher than the peer group average. The Board also took into account that JNAM, in conversations with the Board, implemented additional advisory fee breakpoints effective September 25, 2017 and the Fund’s sub-advisory fee was reduced effective July 1, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital S&P 500 Index Fund. The Board considered that the Fund’s sub-advisory fee is lower than the peer group average. It also noted that the Fund’s advisory fee is only one basis point higher than the peer group average and that the total expense ratio is within eight basis points of the peer group average. The Board took into account that JNAM, in conversations with the Board, implemented advisory and sub-advisory fee reductions effective August 13, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance.

JNL Multi-Manager Alternative Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages. The Board noted that the Fund’s sub-advisory fee is only three basis points higher than the peer group average and that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Multi-Manager Mid Cap Fund. The Board considered that the Fund’s advisory fee is equal to its peer group average, though its sub-advisory fee and total expense ratio are higher than their respective peer group averages. The Board noted that the Fund’s total expense ratio is only three basis points higher than the peer group average and that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Multi-Manager Small Cap Value Fund. The Board noted that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board also considered that JNAM, in conversations with the Board, implemented a sub-advisory fee reduction for one of the Fund’s current sub-advisers, effective September 1, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Neuberger Berman Strategic Income Fund. The Board considered that the Fund’s sub-advisory fee is lower than the peer group average, though the advisory fee is higher than the peer group average. The Board noted that the Fund’s total expense ratio is only four basis points higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the information considered by the Board and services provided.

JNL/Oppenheimer Emerging Markets Innovator Fund. The Board considered that the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages. The Board also considered that the Fund’s total expense ratio is only three basis points higher than the peer group average. The Board further considered that JNAM, in conversations with the Board, implemented an advisory fee reduction, effective April 30, 2018, and additional advisory fee breakpoints, effective September 25, 2017, which will serve to reduce the Fund’s advisory fee and total expense ratio as the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PIMCO Income Fund. The Board considered that the Fund’s total expense ratio is only one basis point above than the peer group average, though the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PIMCO Real Return Fund. The Board took into account that the Fund’s total expenses are equal to the peer group average, the Fund’s advisory fee is only one basis point above the average and the Fund’s sub-advisory fee is below the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Floating Rate Income Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their peer group averages, though the total expense ratio is higher than the peer group average. The Board also considered that JNAM, in conversations with the Board, implemented an advisory fee reduction effective September 25, 2017. The Board noted JNAM’s representation that the Fund’s proforma total expense ratio, as of April 30, 2018, is below its peer group average as of December 31, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Total Return Fund. The Board considered that the Fund’s advisory and sub-advisory fees are equal to their respective peer group averages and the Fund’s total expense ratio is below the peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL S&P 500 Index Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board also considered that JNAM, in conversations with the Board, increased the Fund’s contractual advisory fee waiver and implemented a sub-advisory fee reduction, effective August 13, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P Competitive Advantage Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages and the Fund’s sub-advisory fee is only three basis points higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P International 5 Fund. The Board also considered that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than the respective peer group averages. The Board also considered that JNAM, in conversations with the Board, implemented additional advisory fee breakpoints effective September 25, 2017, advisory fee reductions effective April 30, 2018 and August 13, 2018, and sub-advisory fee reductions effective January 1, 2018 and August 13, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P Intrinsic Value Fund The Board noted that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages and the Fund’s sub-advisory fee is only two basis points higher than its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P Mid 3 Fund. The Board considered that the Fund’s advisory and sub-advisory fees and its total expense ratio are higher than the respective peer group averages. The Board noted JNAM’s assertion that the Fund is managed passively utilizing three specialized models, which differs in complexity from many of its pure index peer funds. The Board also considered that JNAM, in conversations with the Board, implemented additional advisory fee breakpoints effective September 25, 2017, advisory fee reductions effective April 30, 2018 and August 13, 2018, and sub-advisory fee reductions effective January 1, 2018 and August 13, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Scout Unconstrained Bond Fund. The Board took into account that the Fund’s advisory fee and total expense ratio are higher than the respective peer group averages and the sub-advisory fee is lower than the peer group average. The Board also noted that JNAM, in conversations with the Board, implemented additional advisory fee breakpoints on September 25, 2017 that will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board noted JNAM’s representation that the Fund’s proforma total expense ratio, as of April 30, 2018, is below its peer group average as of December 31, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Established Growth Fund. The Board considered that the Fund’s advisory fee and total expenses are lower than the respective peer group averages, though its sub-advisory fee is higher than its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Managed Volatility Balanced Fund (formerly JNL/MMRS Moderate Fund). The Board noted that the Fund’s shareholders had recently approved a replacement of the Fund’s sub-adviser in conjunction with various investment strategy and fee changes to this Fund, including a change from a fund-of-funds structure to an actively managed fund structure. In this regard, the Board considered that the Fund’s shareholders approved a proposed increase to the Fund’s advisory and sub-advisory fees, effective August 13, 2018 and it further noted JNAM’s assertion that it expects these changes to result in a decrease to the Fund’s total expense ratio. In this regard, the Board considered that the Fund’s advisory fee and total expense ratio are lower than the respective peer group averages, though the sub-advisory fee is higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Westchester Capital Event Driven Fund. The Board considered that the Fund’s total expense ratio is lower than its peer group average and the Fund’s advisory is only three basis points higher than the peer group average. The Board considered the Fund’s sub-advisory fee and noted that the Fund’s peer group did not include any other sub-advised Funds. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/WMC Balanced Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board noted that JNAM, in conversations with the Board, implemented a sub-advisory fee reduction, effective January 1, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/WMC Government Money Market Fund. The Board considered that the Fund’s sub-advisory fee is lower than the peer group average, though the Fund’s advisory and total expense ratio are higher than the peer group average. The Board took into account JNAM’s assertion that the Fund’s advisory fee and total expense ratio include the temporary impact from JNAM’s recapture of previously waived fees pursuant to the Fund’s expense limitation agreement. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/WMC Value Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages and the Fund’s sub-advisory fee is equal to the peer group average. The Board noted that JNAM, in conversations with the Board, implemented a sub-advisory fee reduction, effective January 1, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Vanguard Moderate ETF Allocation Fund (formerly JNL/Vanguard Moderate Allocation), JNL/Vanguard Moderate Growth ETF Allocation Fund (formerly JNL/Vanguard Moderate Growth Allocation Fund) and JNL/Vanguard Growth ETF Allocation Fund (formerly JNL/Vanguard Growth Allocation Fund). The Board considered that each Fund’s advisory and sub-advisory fees and total expense ratio (including underlying fund expenses) are lower than their respective peer group averages. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the advisory fee rate as assets increase. Additionally, the Board considered JNAM’s assertion that it continually evaluates the advisory fee and breakpoint schedules for the Funds, and it considered the extent to which economies of scale are reflected for the benefit of shareholders. The Board concluded that the advisory fee structure in some measure, allows for adequate participation by shareholders in economies of scale across the Fund complex. The Board also considered that economies of scale can be shared with the Funds in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board also considered that the sub-advisory fee rates have been separately negotiated between JNAM and each Sub-Adviser at arm’s length.  These sub-advisory fees are paid by JNAM to each Sub-Adviser.  For this reason, JNAM, rather than shareholders, directly benefits from these breakpoints.  Additionally, to the extent that JNAM is waiving its advisory fee with respect to a certain Fund, it may also be benefitting from the breakpoints in sub-advisory fees.  The Board concluded that the sub-advisory fee schedules, where applicable, in some measure allow for adequate participation by shareholders in economies of scale.

Profitability

The Board considered information concerning the costs incurred and profits realized by JNAM and each Sub-Adviser.  The Board also considered JNAM’s fee waivers for certain Funds, pursuant to which it has reduced its fees and reimburses other expenses of the Funds, as applicable, to reduce the total annual operating expenses of the Funds.  The Board determined that profits realized by JNAM and each Sub-Adviser were not unreasonable.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is provided pursuant to a written agreement, which the Board evaluates periodically as required by law. The Board also noted that certain Sub-Advisers pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manage. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Funds’ distributor, that Sub-Advisers are not required to participate in the meetings and that recommendations to hire or fire Sub-Advisers are not influenced by a Sub-Adviser’s willingness to participate in the meetings. In addition, the Board considered that certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for its activities, in addition to payments for marketing and conferences. An affiliate of JNAM and its subsidiaries participate in the sales of shares of retail mutual funds advised by certain Sub-Advisers and other unaffiliated entities, and receive selling and other compensation from them in connection with those activities. The Board reviewed the monetary values of these transactions. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s). The Board also considered that, in the case of J.P. Morgan Investment Management, Inc. (“JPMorgan”), affiliates serve as the custodian and/or the securities lending agent for the Funds, as well as for JNL Variable Fund LLC, Jackson Variable Series Trust and JNL Investors Series Trust. The Board considered that each service provided to the Funds by JPMorgan affiliates are pursuant to a written agreement, which the Board evaluates periodically as required by law.

JNL Series Trust

(the “Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(Sub-Advised Funds)

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate Funds and, as required by law, determines whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s Sub-Adviser(s) (“Sub-Advisory Agreement” or “Sub-Advisory Agreements,” as applicable, and, collectively with the Advisory Agreement, the “Agreements”).

At a meeting on December 10-12, 2018, the Board, including a majority of the independent trustees, who are not interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the addition of the following five new Funds to the Advisory Agreement (each a “New Fund” and collectively, the “New Funds”):

1. JNL/AQR Large Cap Defensive Style Fund

2. JNL/BlackRock Advantage International Fund

3. JNL/DFA International Core Equity Fund

4. JNL/RAFI Multi-Factor U.S. Equity Fund

5. JNL/RAFI Fundamental U.S. Small Cap Fund

The Board, including the Independent Trustees, also considered amendments to the respective existing Sub-Advisory Agreements with each of the following Sub-Advisers to the New Funds: AQR Capital Management, LLC (“AQR”) for the JNL/AQR Large Cap Defensive Style Fund; BlackRock Investment Management, LLC (“BlackRock”) for the JNL/BlackRock Advantage International Fund; Dimensional Fund Advisors L.P. (“DFA”) for the JNL/DFA International Core Equity Fund; and BNY Mellon Asset Management North America Corporation (to be renamed Mellon Investments Corporation as of January 2, 2019, “Mellon”) for the JNL/RAFI Multi-Factor U.S. Equity Fund and the JNL/RAFI Fundamental U.S. Small Cap Fund.

The Board, including the Independent Trustees, also considered information relating to the appointment of FIAM LLC (“FIAM”) to replace Goldman Sachs Asset Management, L.P. (“GSAM”) as Sub-Adviser to the JNL/Goldman Sachs Core Plus Bond Fund (an existing series of the Trust to be renamed the JNL/Fidelity Institutional Asset Management Total Bond Fund) and a new Sub-Advisory Agreement with FIAM relating thereto. The Board, including the Independent Trustees, also considered information relating to the appointment of J.P. Morgan Investment Management Inc. (“JPM”) to replace AllianceBernstein L.P. (“AllianceBernstein”) as Sub-Adviser to the JNL/AB Dynamic Asset Allocation Fund (an existing series of the Trust to be renamed the JNL/JPMorgan Global Allocation Fund) and a corresponding amendment to the Trust’s existing Sub-Advisory Agreement with JPM.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Agreements.  With respect to its approval of an amendment to the Sub-Advisory Agreement with each of AQR, BlackRock, DFA, Mellon and JPM, the Board noted that these Sub-Advisory Agreements were with Sub-Advisers that already provide services to one or more existing funds in the Trust. Thus, with respect to these Sub-Advisers, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Agreements.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, as applicable, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of each Fund; (3) cost of services of each Fund; (4) profitability data; (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows; and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and each Sub-Adviser and to consider the terms of the Agreements.  Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each applicable Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and by the proposed Sub-Advisers.

For each New Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of each Sub-Adviser pursuant to the Trust’s “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Fund.  The Board also took into account that JNAM would monitor the performance of the various organizations that would provide services to the Funds, including the Funds’ distributor and custodian.  With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the Funds’ existing Sub-Advisers.

The Board also considered the investment sub-advisory services to be provided by each Sub-Adviser.  The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, in connection with its approval of the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the series of the Trust, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the New Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Adviser’s or Sub-Advisers’ portfolio managers, as applicable, who would be responsible for the day-to-day management of each Fund.  The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded for each Fund, as applicable, that (i) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by JNAM under the Advisory Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

New Funds:

 JNL/AQR Large Cap Defensive Style Fund, JNL/BlackRock Advantage International Fund, JNL/DFA International Core Equity Fund, JNL/RAFI Multi-Factor U.S. Equity Fund and JNL/RAFI Fundamental U.S. Small Cap Fund. The Board took into account that the Funds had not commenced operations and that there was no Fund performance data to review. For each Fund (except JNL/RAFI Multi-Factor U.S. Equity Fund and JNL/RAFI Fundamental U.S. Small Cap Fund), the Board reviewed the performance of each proposed Sub-Adviser’s investment mandate with a similar investment strategy as compared to the relevant Fund’s proposed benchmark index (“benchmark”) and peer group returns. For the JNL/RAFI Multi-Factor U.S. Equity Fund and JNL/RAFI Fundamental U.S. Small Cap Fund, the Board considered that the Fund will track the RAFI Multi-Factor U.S. Index and the RAFI Fundamental Small Company Index, respectively, and reviewed the performance of each of those indices as compared to broad-based indices and peer group returns. The Board concluded that it would be in the best interests of each Fund and its shareholders to approve the Agreements.

Sub-Adviser Changes for Existing Funds:

JNL/Goldman Sachs Core Plus Bond Fund (to be renamed the JNL/Fidelity Institutional Asset Management Total Bond Fund) and JNL/AB Dynamic Asset Allocation Fund (to be renamed the JNL/JPMorgan Global Allocation Fund). The Board reviewed the performance of each Fund’s proposed Sub-Adviser’s investment mandate with a similar investment strategy compared to the Fund, the Fund’s benchmark(s), the Fund’s proposed new benchmarks (in the case of JNL/AB Dynamic Asset Allocation Fund), and the Fund’s peer group. The Board concluded that it would be in the best interests of each Fund and its shareholders to approve the Sub-Advisory Agreements.

Costs of Services

  The Board reviewed the fees to be paid to JNAM and each Fund’s Sub-Adviser, as applicable.  For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any.  The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared.  Using information provided by an independent data service, the Board evaluated each New Fund’s net advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  While the Board also considered each Fund’s sub-advisory fee(s) and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee(s) would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

New Funds:

JNL/AQR Large Cap Defensive Style Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than the respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the above.

JNL/BlackRock Advantage International Fund. The Board considered that the Fund’s total expense ratio is lower than the peer group average, though the advisory and sub-advisory fees are higher than the respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the above.

JNL/DFA International Core Equity Fund. The Board considered that the Fund’s total expense ratio and advisory and sub-advisory fees are lower than the respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the above.

JNL/RAFI Multi-Factor U.S. Equity Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board noted that the total expense ratio includes the licensing fee for the RAFI Multi-Factor U.S. Index and considered the reasons management is proposing the licensing arrangement for the Fund. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the above.

JNL/RAFI Fundamental U.S. Small Cap Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages, though the total expense ratio is higher than the peer group average. The Board noted JNAM’s assertion that the main contributor to the Fund’s higher expense ratio is the licensing fee for the RAFI Fundamental Small Company Index. The Board considered the reasons management is proposing the licensing arrangement for the Fund, including management’s assertions that the fee is reasonable considering the nature of the specialized RAFI Fundamental Small Company Index, the potential benefit to Fund shareholders through performance, and a comparison to other index licensing fees paid or to be paid by other funds in the complex to other index providers, including RAFI Indices, LLC. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the above.

Sub-Adviser Changes for Existing Funds:

JNL/Goldman Sachs Core Plus Bond Fund (to be renamed the JNL/Fidelity Institutional Asset Management Total Bond Fund). The Board considered that the proposed sub-advisory fee is lower than the current sub-advisory fee and the peer group average. The Board noted that in conjunction with the Sub-Adviser change, the Fund’s advisory fee is proposed to change. In this regard, the Board noted that the proposed advisory fee is lower than the current advisory fee and the peer group average. The Board also noted that the total expense ratio, after taking account of the proposed advisory and sub-advisory fee changes, will be lower than both the current total expense ratio and the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

JNL/AB Dynamic Asset Allocation Fund (to be renamed the JNL/JPMorgan Global Allocation Fund). The Board considered that the Fund’s proposed advisory fee and total expense ratio are lower than the Fund’s current advisory fee and expense ratio and the respective peer group averages. The Board also noted that JPM’s proposed sub-advisory fee is higher than the peer group average, though it is equal to the current sub-advisory fee. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

 Economies of Scale

The Board considered whether each Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM and the Sub-Advisers, the Board noted that the advisory and/or sub-advisory fee arrangement for each Fund contains breakpoints that decrease the fee rate as assets increase.

The Board further considered that each Sub-Adviser has agreed to breakpoints in the sub-advisory fee rate, with the exception of DFA with respect to the new JNL/DFA International Core Equity Fund. The Board noted that the sub-advisory fee for each Fund is paid by JNAM (not the Fund).

The Board concluded that the fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator, transfer agent, and distributor, and receive compensation from the Funds in connection with providing services to the Funds.  The Board noted that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.  The Board also noted that certain Sub-Advisers may from time to time pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the fund(s) that each of those Sub-Advisers manage.  The Board considered JNAM’s assertion that those meetings do not yield a profit to the distributor, that a sub-adviser is not required to participate in the meetings and that recommendations to hire or fire sub-advisers are not influenced by the sub-adviser’s willingness to participate in the meetings. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Funds, the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-Adviser as a result of its relationship with the Funds.

PLEASE NOTE THAT THE SUPPLEMENTS FOLLOWING THIS PAGE ONLY APPLY TO THE FOLLOWING PRODUCTS OFFERED BY JACKSON NATIONAL LIFE INSURANCE COMPANY® AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK® AS REFLECTED ON EACH SUPPLEMENT:

JACKSON NATIONAL LIFE INSURANCE COMPANY®

PERSPECTIVE II®

PERSPECTIVE L SERIESSM

PERSPECTIVE ADVISORS IISM

PERSPECTIVE REWARDS®,

RETIREMENT LATITUDES®

PERSPECTIVE FOCUS®

FIFTH THIRD PERSPECTIVE

PERSPECTIVESM

PERSPECTIVE ADVISORYSM

PERSPECTIVE ADVISORY IISM

PRIVATE WEALTH SHIELDSM

PERSPECTIVE ADVISORS

PERSPECTIVE INVESTOR VUL®

ULTIMATE INVESTOR® VUL

JACKSON ADVISOR® VUL

PERSPECTIVE ADVANTAGE

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®

PERSPECTIVE II®

PERSPECTIVE L SERIESSM

PERSPECTIVE ADVISORS IISM

PERSPECTIVE ADVISORYSM

PERSPECTIVESM

PERSPECTIVE REWARDS®

PERSPECTIVE FOCUS®

PERSPECTIVE ADVISORY IISM

PERSPECTIVE ADVISORS

Supplement Dated June 20, 2018

To The Prospectuses Dated April 30, 2018

PERSPECTIVE II®, PERSPECTIVE L SERIESSM, PERSPECTIVE ADVISORS IISM, PERSPECTIVE REWARDS®,

RETIREMENT LATITUDES®, PERSPECTIVE FOCUS®, FIFTH THIRD PERSPECTIVE, PERSPECTIVESM, PERSPECTIVE ADVISORYSM, PERSPECTIVE ADVISORY IISM, PRIVATE WEALTH SHIELDSM

FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

Issued by

Jackson National Life Insurance Company® through

Jackson National Separate Account - I

PERSPECTIVE ADVISORS

FIXED AND VARIABLE ANNUITY®

Issued by

Jackson National Life Insurance Company® through

Jackson National Separate Account III

PERSPECTIVE INVESTOR VUL®

INDIVIDUAL FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

and

ULTIMATE INVESTOR® VUL and JACKSON ADVISOR® VUL

INDIVIDUAL FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE INSURANCE

Issued by

Jackson National Life Insurance Company® through

Jackson National Separate Account - IV

PERSPECTIVE ADVANTAGE

FIXED AND VARIABLE ANNUITY®

Issued by

Jackson National Life Insurance Company® through

Jackson National Separate Account V

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

Effective August 13, 2018, the Investment Division of the Separate Account investing in the JNL/PPM America Small Cap Value Fund will stop accepting any additional allocations or transfers. All other Investment Divisions of the Separate Account will remain available.

Important Note: If you currently have an automatic program, such as Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep, or Rebalancing, and it includes an allocation to this Investment Division, you can continue to invest in this Investment Division based on your existing election until you revise or terminate the automatic program.

If you make a subsequent premium payment and have future allocation instructions on file with us that include an allocation to this Investment Division, you must choose a replacement Investment Division by August 10, 2018. All such allocations prior to our receipt of new allocation instructions will be allocated to the JNL/WMC Government Money Market Investment Division. Please consult your representative promptly to assist you in subsequently reallocating the Contract/Policy value in the JNL/WMC Government Money Market Investment Division to any other available Investment Division.

If you have the LifeGuard Select, Jackson Select, or Jackson Select Protector Guaranteed Minimum Withdrawal Benefit (GMWB), automatic transfers apply under the Transfer of Assets provision. The automatic transfers are allocated based on your future allocation instructions, described in the preceding paragraph. Therefore, when you change your allocation instructions for subsequent premium payments, you will also be changing your instructions under the Transfer of Assets provision. Prior to our receipt of new future allocation instructions, the automatic transfers will continue to be based on your existing instructions.

If an application for a Contract/Policy is received on or after August 13, 2018, or if a pending application is not in good order by August 10, 2018, and it includes an allocation to this Investment Division, that allocation will be allocated to the JNL/WMC Government Money Market Investment Division. Please consult your representative promptly to assist you in subsequently reallocating the Contract/Policy value in the JNL/WMC Government Money Market Investment Division to any other available Investment Division.

Amounts invested in this Investment Division as of August 13, 2018 will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of this Investment Division in connection with the usual transactions under a Contract/Policy, such as partial withdrawals or withdrawals under a GMWB, if available. However, if you transfer out of this Investment Division on or after August 13, 2018, you will not be able to transfer back in.

For additional information, please see the Supplement dated June 20, 2018 to the JNL® Series Trust prospectus.

Supplement Dated June 20, 2018

To The Prospectuses Dated April 30, 2018

PERSPECTIVE II®, PERSPECTIVE L SERIESSM, PERSPECTIVE ADVISORS IISM, PERSPECTIVE ADVISORYSM, PERSPECTIVESM, PERSPECTIVE REWARDS®, PERSPECTIVE FOCUS®, PERSPECTIVE ADVISORY IISM,

FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

Issued by

Jackson National Life Insurance Company of New York® through

JNLNY Separate Account I

PERSPECTIVE ADVISORS

FIXED AND VARIABLE ANNUITY®

Issued by

Jackson National Life Insurance Company of New York® through

JNLNY Separate Account II

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective August 13, 2018, the Investment Division of the Separate Account investing in the JNL/PPM America Small Cap Value Fund will stop accepting any additional allocations or transfers. All other Investment Divisions of the Separate Account will remain available.

Important Note: If you currently have an automatic program, such as Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep, or Rebalancing, and it includes an allocation to this Investment Division, you can continue to invest in this Investment Division based on your existing election until you revise or terminate the automatic program.

If you make a subsequent premium payment and have future allocation instructions on file with us that include an allocation to this Investment Division, you must choose a replacement Investment Division by August 10, 2018. All such allocations prior to our receipt of new allocation instructions will be allocated to the JNL/WMC Government Money Market Investment Division. Please consult your representative promptly to assist you in subsequently reallocating the Contract/Policy value in the JNL/WMC Government Money Market Investment Division to any other available Investment Division.

If you have the LifeGuard Select, Jackson Select, or Jackson Select Protector Guaranteed Minimum Withdrawal Benefit (GMWB), automatic transfers apply under the Transfer of Assets provision. The automatic transfers are allocated based on your future allocation instructions, described in the preceding paragraph. Therefore, when you change your allocation instructions for subsequent premium payments, you will also be changing your instructions under the Transfer of Assets provision. Prior to our receipt of new future allocation instructions, the automatic transfers will continue to be based on your existing instructions.

If an application for a Contract/Policy is received on or after August 13, 2018, or if a pending application is not in good order by August 10, 2018, and it includes an allocation to this Investment Division, that allocation will be allocated to the JNL/WMC Government Money Market Investment Division. Please consult your representative promptly to assist you in subsequently reallocating the Contract/Policy value in the JNL/WMC Government Money Market Investment Division to any other available Investment Division.

Amounts invested in this Investment Division as of August 13, 2018 will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of this Investment Division in connection with the usual transactions under a Contract/Policy, such as partial withdrawals or withdrawals under a GMWB, if available. However, if you transfer out of this Investment Division on or after August 13, 2018, you will not be able to transfer back in.

For additional information, please see the Supplement dated June 20, 2018 to the JNL® Series Trust prospectus.

____________________

(To be used with JMV18691NY 04/18, JMV17183NY 04/18, JMV16966NY 04/18, JMV9476NY 04/18, NV4224 04/18, JMV9476WFNY 04/18, NV4224WF 04/18, NMV2731 04/18, JMV7698NY 04/18, NV5869 04/18, JMV7697NY 04/18, NV5890 04/18, NV5526 04/18, NV3174GW 04/18, NV3174CEGW 04/18 and NV3784 04/18)

NMV20745NY 6/18

Supplement Dated September 5, 2018

To The Prospectus Dated April 30, 2018, as amended August 13, 2018

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective September 1, 2018, in the section entitled, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/AQR Large Cap Relaxed Constraint Equity Fund please add the following as the last paragraph:

JNAM will voluntarily waive .025% of management fees on the Fund’s assets exceeding $500 million and up to $1 billion and 0.050% on the Fund’s assets exceeding $1 billion. There is no guarantee JNAM will continue to provide the waiver in the future.

Effective September 1, 2018, in the section entitled, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/Boston Partners Global Long Short Equity Fund please add the following as the last paragraph:

JNAM will voluntarily waive .05% of management fees on the Fund’s assets exceeding $500 million. There is no guarantee JNAM will continue to provide the waiver in the future.

Effective September 1, 2018, in the section entitled, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/DoubleLine® Shiller Enhanced CAPE® Fund please add the following as the last paragraph:

JNAM will voluntarily waive .025% of management fees on the Fund’s assets up to $1 billion. There is no guarantee JNAM will continue to provide the waiver in the future.

Effective September 1, 2018, in the section entitled, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/Harris Oakmark Global Equity Fund please add the following as the last paragraph:

JNAM will voluntarily waive .03% of management fees on the Fund’s assets exceeding $1 billion and up to $3 billion and 0.025% on the Fund’s assets exceeding $3 billion. There is no guarantee JNAM will continue to provide the waiver in the future.

Effective September 1, 2018, in the section entitled, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/Invesco China-India Fund please add the following as the last paragraph:

JNAM will voluntarily waive .025% of management fees on the Fund’s assets exceeding $500 million. There is no guarantee JNAM will continue to provide the waiver in the future.

In the section entitled, “Summary Overview of Each Fund” for the JNL/T. Rowe Price Managed Volatility Balanced Fund, under “Principal Investment Strategies,” please delete the third paragraph in the entire and replace with the following:

When selecting particular stocks, the Sub-Adviser will examine relative values and prospects among growth- and value-oriented stocks, domestic and foreign stocks, small-to large-cap stocks, and may include real estate investment trusts (“REITs”) and stocks of companies involved in activities related to commodities and other real assets. Domestic stocks are drawn from the overall U.S. market and foreign stocks are selected primarily from large companies in developed countries, although stocks in emerging markets may also be purchased. This process draws heavily upon the proprietary stock research expertise of the Sub-Adviser. While the Fund maintains a well-diversified portfolio, the Sub-Adviser may at a particular time shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.

This supplement is dated September 5, 2018.

Supplement Dated October 12, 2018

To The Prospectus Dated April 30, 2018, as amended August 13, 2018

JNL® Series Trust

Please note that the changes may impact your variable annuity product(s).

Effective September 30, 2018, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/Boston Partners Global Long Short Equity Fund please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Christopher K. Hart	September 2014	Senior Portfolio Manager, Boston Partners
Joseph F. Feeney, Jr.	September 2014	Co-Chief Executive Officer and Chief Investment Officer, Boston Partners
Joshua Jones	September 2014	Portfolio Manager, Boston Partners
Joshua White	September 2018	Portfolio Manager, Boston Partners

This supplement is dated October 12, 2018.

(To be used with JMV9476 04/18, JMV8798 04/18, VC4224 04/18, JMV9476ML 04/18, JMV5763ML 04/18, JMV9476WF 04/18, JMV5763WF 04/18, JMV8037 04/18, JMV8037BE 04/18, JMV17955 04/18, JMV16966 04/18, JMV18691 04/18, JMV18692 08/18, JMV7698 04/18, VC5869 04/18, JMV7697 04/18, VC5890 04/18, VC5890ML 04/18, VC5995 04/18, JMV5765 04/18, JMV2731 04/18, JMV17183 04/18, JMV17183NY 04/18, JMV18691NY 04/18, FVC4224FT 04/18, VC5526 04/18, VC3656 04/18, VC3657 04/18, VC3723 04/18, JMV8037NY 04/18, JMV8037BENY 04/18, JMV17955NY 04/18, JMV7698NY 04/18, NV5869 04/18, JMV7697NY 04/18, NV5890 04/18, JMV9476NY 04/18, NV4224 04/18, JMV9476WFNY 04/18, NV4224WF 04/18, JMV16966NY 04/18, NMV2731 04/18, NV5526 04/18, NV3174GW 04/18, NV3174CEGW 04/18, and NV3784 04/18.)

CMV21386 10/18

Supplement Dated October 19, 2018

To The Prospectus Dated April 30, 2018, as amended August 13, 2018

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

All changes are effective immediately.

In the section entitled, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Multi-Manager Small Cap Value Fund under the subheading “WCM Small Cap Value Strategy,” please delete the first paragraph in the entirety and replace with the following:

WCM Investment Management (“WCM”) constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies that WCM believes are undervalued. WCM considers small capitalization companies to be companies within the market capitalization range of the constituents of the Russell 2000 Index (between approximately $23 million and $9 billion as of December 31, 2017). Investments in companies that move outside the capitalization range may continue to be held by the Small Cap Value Strategy at WCM’s discretion.

This supplement is dated October 19, 2018.

(To be used with JMV9476 04/18, JMV8798 04/18, VC4224 04/18, JMV9476ML 04/18, JMV5763ML 04/18, JMV9476WF 04/18, JMV5763WF 04/18, JMV16966 04/18, JMV18691 04/18, JMV18692 08/18, JMV7698 04/18, VC5869 04/18, JMV7697 04/18, VC5890 04/18, VC5890ML 04/18, VC5995 04/18, JMV5765 04/18, JMV2731 04/18, JMV17183 04/18, JMV17183NY 04/18, JMV18691NY 04/18, FVC4224FT 04/18, VC5526 04/18, VC3656 04/18, VC3657 04/18, VC3723 04/18, JMV7698NY 04/18, NV5869 04/18, JMV7697NY 04/18, NV5890 04/18, JMV9476NY 04/18, NV4224 04/18, JMV9476WFNY 04/18, NV4224WF 04/18, JMV16966NY 04/18, NMV2731 04/18, NV5526 04/18, NV3174GW 04/18, NV3174CEGW 04/18, NV5825GW 04/18, VC5825GW 04/18, VC5884GW 04/18, VC5885GW 04/18, and NV3784 04/18.)

CMX21446 10/18

Supplement Dated November 14, 2018

To The Prospectus Dated April 30, 2018, as amended August 13, 2018

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective October 1, 2018, all references to First Pacific Advisors, LLC are changed to First Pacific Advisors, LP.

Effective November 1, 2018, in the section entitled, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/T. Rowe Price Value Fund, please delete the first paragraph in the entirety and replace with the following:

JNAM will voluntarily waive 0.04% of management fees on the Fund’s assets up to $150 million, 0.01% on the Fund’s assets between $150 million and $1 billion, 0.02% on the Fund’s assets between $1 billion and $5 billion, and 0.01% on the Fund’s assets exceeding $5 billion. There is no guarantee JNAM will continue to provide the waiver in the future.

This supplement is dated November 14, 2018.

Supplement Dated December 18, 2018

To The Prospectus Dated April 30, 2018, as amended

JNL Series Trust

(The “Trust”)

Please note that the changes may impact your variable annuity and/or variable life product(s).

Fund Name, Investment Objective, Investment Strategy, and Primary and Secondary Benchmark Changes for the JNL/Mellon Capital European 30 Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved a fund name change for the JNL/Mellon Capital European 30 Fund (the “Fund”) and changes to the Fund’s investment objective, investment strategy, and primary and secondary benchmarks (the “Strategy Changes”). In connection with the Strategy Changes, the Board approved certain changes to the Fund’s advisory and sub-advisory fee schedules, effective April 29, 2019. Shareholders will be sent a proxy statement containing additional information on the Strategy Changes.

The Strategy Changes that are being proposed will convert the Fund from a passively managed fund that invests in the securities of 30 companies selected from the MSCI Europe Index to a passively managed fund that invests in securities that comprise the RAFI® Fundamental Europe Index. In connection with the Strategy Changes, there are changes to the Fund’s advisory and sub-advisory fee schedules. Specifically, a change to the Fund’s advisory fee schedule will eliminate a breakpoint in the current fee schedule and use a lower fee rate for that net asset level. The changes to the Fund’s sub-advisory fee schedule will change the Fund’s breakpoints so that the sub-advisory fee rates are the same or lower at any level of net assets. The Fund will pay a license fee pursuant to a new license agreement between JNAM and RAFI Indices, LLC (“RAFI”), which will increase the Fund’s total annual operating expenses. These fee changes are effective April 29, 2019. JNAM will continue to serve as its investment adviser and administrator, and BNY Mellon Asset Management North America Corporation will continue to serve as the Fund’s sub-adviser. The name of the Fund will change to the JNL/RAFI® Fundamental Europe Fund.

A full description of the Strategy Changes will be contained in a proxy statement, which is expected to be mailed to shareholders of the Fund on or about February 14, 2019. Shareholders will be asked to consider and vote on the Strategy Changes at a special meeting of shareholders expected to be held on March 15, 2019. If approved by shareholders, the Strategy Changes will become effective on or around April 29, 2019. No assurance can be given that the Strategy Changes will be approved.

Fund Name, Investment Objective, Investment Strategy, and Primary and Secondary Benchmark Changes for the JNL/Mellon Capital Pacific Rim 30 Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved a fund name change for the JNL/Mellon Capital Pacific Rim 30 fund. (the “Fund”) and changes to the Fund’s investment objective, investment strategy, and primary and secondary benchmarks (the “Strategy Changes”). In connection with the Strategy Changes, the Board approved certain changes to the Fund’s advisory and sub-advisory fee schedules, effective April 29, 2019. Shareholders will be sent a proxy statement containing additional information on the Strategy Changes.

The Strategy Changes that are being proposed will convert the Fund from a passively managed fund that invests in the securities of 30 companies selected from the MSCI Pacific Index to a passively managed fund that invests in securities that comprise the RAFI® Asia Developed Index. In connection with the Strategy Changes, there are changes to the Fund’s advisory and sub-advisory fee schedules will decrease. Specifically, a change to the Fund’s advisory fee schedule will eliminate a breakpoint in the current fee schedule and use a lower fee rate for that net asset level. The changes to the Fund’s sub-advisory fee schedule will change the Fund’s breakpoints so that the sub-advisory fee rates are the same or lower at any level of net assets. The Fund will pay a license fee pursuant to a new license agreement between JNAM and RAFI Indices, LLC (“RAFI”), which will increase the Fund’s total annual operating expenses. These fee changes are effective April 29, 2019. JNAM will continue to serve as the Fund’s investment adviser and administrator, and BNY Mellon Asset Management North America Corporation will continue to serve as the Fund’s sub-adviser. The name of the Fund will change to the JNL/RAFI® Fundamental Asia Developed Fund.

A full description of the Strategy Changes will be contained in a proxy statement, which is expected to be mailed to shareholders of the Fund on or about February 14, 2019. Shareholders will be asked to consider and vote on the Strategy Changes at a special meeting of shareholders expected to be held on March 15, 2019. If approved by shareholders, the Strategy Changes will become effective on or around April 29, 2019. No assurance can be given that the Strategy Changes will be approved.

Sub-Adviser Change and Name Change for the JNL/Goldman Sachs Core Plus Bond Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved a change in sub-adviser for the JNL/Goldman Sachs Core Plus Bond Fund (the “Fund”) and a change in the Fund’s name. Shareholders will be sent an Information Statement containing additional information regarding the change of sub-adviser for the Fund. Effective April 29, 2019, the Fund will be sub-advised by FIAM LLC and the name of the Fund will change to the JNL/Fidelity Institutional Asset Management® Total Bond Fund. The changes in sub-adviser and Fund name are not subject to shareholder approval.

Sub-Adviser Change and Name Change for the JNL/AB Dynamic Asset Allocation Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved a change in sub-adviser for the JNL/AB Dynamic Asset Allocation Fund (the “Fund”) and a change in the Fund’s name. Shareholders will be sent an Information Statement containing additional information regarding the change of sub-adviser for the Fund. Effective April 29, 2019, the Fund will be sub-advised by J.P. Morgan Investment Management Inc. and the name of the Fund will change to the JNL/JPMorgan Global Allocation Fund. The changes in sub-adviser and Fund name are not subject to shareholder approval.

This Supplement is dated December 18, 2018.

(To be used with JMV9476 04/18, JMV8798 04/18, VC4224 04/18, JMV9476ML 04/18, JMV5763ML 04/18, JMV9476WF 04/18, JMV5763WF 04/18, JMV8037 04/18, JMV8037BE 04/18, JMV17955 04/18, JMV21086 12/18, JMV16966 04/18, JMV18691 04/18, JMV18692 08/18, JMV7698 04/18, VC5869 04/18, JMV7697 04/18, VC5890 04/18, VC5890ML 04/18, VC5995 04/18, JMV5765 04/18, JMV2731 04/18, JMV17183 04/18, JMV17183NY 04/18, JMV18691NY 04/18, FVC4224FT 04/18, VC5526 04/18, VC3656 04/18, VC3657 04/18, VC3723 04/18, JMV7698NY 04/18, NV5869 04/18, JMV7697NY 04/18, NV5890 04/18, JMV9476NY 04/18, NV4224 04/18, JMV9476WFNY 04/18, JMV8037NY 04/18, JMV8037BENY 04/18, JMV17955NY 04/18, NV4224WF 04/18, JMV16966NY 04/18, NMV2731 04/18, NV5526 04/18, NV3174GW 04/18, NV3174CEGW 04/18, NV5825GW 04/18, VC5825GW 04/18, VC5884GW 04/18, VC5885GW 04/18, and NV3784 04/18.)

CMX21721 12/18

Supplement Dated January 9, 2019

To The Prospectus Dated April 30, 2018, as amended August 13, 2018

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective December 31, 2018, for the JNL/PPM America High Yield Bond Fund, please delete all references to Scott Richards.

Effective December 31, 2018, for the JNL/WMC Value Fund, please delete all references to Karen H. Grimes.

Effective January 2, 2019, all references to BNY Mellon Asset Management North American Corporation are changed to Mellon Investments Corporation.

Effective January 2, 2019, all references to BNYM AMNA are changed to Mellon.

This supplement is dated January 9, 2019.

(To be used with JMV9476 04/18, JMV8798 04/18, VC4224 04/18, JMV9476ML 04/18, JMV5763ML 04/18, JMV9476WF 04/18, JMV5763WF 04/18, JMV8037 04/18, JMV8037BE 04/18, JMV17955 04/18, JMV21086 12/18, JMV16966 04/18, JMV18691 04/18, JMV18692 08/18, JMV7698 04/18, VC5869 04/18, JMV7697 04/18, VC5890 04/18, VC5890ML 04/18, VC5995 04/18, JMV5765 04/18, JMV2731 04/18, JMV17183 04/18, JMV17183NY 04/18, JMV18691NY 04/18, FVC4224FT 04/18, VC5526 04/18, VC3656 04/18, VC3657 04/18, VC3723 04/18, JMV7698NY 04/18, NV5869 04/18, JMV7697NY 04/18, NV5890 04/18, JMV9476NY 04/18, NV4224 04/18, JMV9476WFNY 04/18, JMV8037NY 04/18, JMV8037BENY 04/18, JMV17955NY 04/18, NV4224WF 04/18, JMV16966NY 04/18, NMV2731 04/18, NV5526 04/18, NV3174GW 04/18, NV3174CEGW 04/18, NV5825GW 04/18, VC5825GW 04/18, VC5884GW 04/18, VC5885GW 04/18, VC3652 04/18, NV3784 04/18, HR105 04/18, and VC2440 04/18.)

CMX21837 01/19

Supplement Dated January 11, 2019

To The Prospectus Dated April 30, 2018, as amended August 13, 2018

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective January 1, 2019, for the JNL/Mellon Capital European 30 Fund, in the section entitled, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” please delete the fourth paragraph in its entirety.

This Supplement is dated January 11, 2019.

(To be used with JMV9476 04/18, JMV8798 04/18, VC4224 04/18, JMV9476ML 04/18, JMV5763ML 04/18, JMV9476WF 04/18, JMV5763WF 04/18, JMV8037 04/18, JMV8037BE 04/18, JMV17955 04/18, JMV21086 12/18, JMV16966 04/18, JMV18691 04/18, JMV18692 08/18, JMV7698 04/18, VC5869 04/18, JMV7697 04/18, VC5890 04/18, VC5890ML 04/18, VC5995 04/18, JMV5765 04/18, JMV2731 04/18, JMV17183 04/18, JMV17183NY 04/18, JMV18691NY 04/18, FVC4224FT 04/18, VC5526 04/18, VC3656 04/18, VC3657 04/18, VC3723 04/18, JMV7698NY 04/18, NV5869 04/18, JMV7697NY 04/18, NV5890 04/18, JMV9476NY 04/18, NV4224 04/18, JMV9476WFNY 04/18, JMV8037NY 04/18, JMV8037BENY 04/18, JMV17955NY 04/18, NV4224WF 04/18, JMV16966NY 04/18, NMV2731 04/18, NV5526 04/18, NV3174GW 04/18, NV3174CEGW 04/18, VC5825GW 04/18, VC5884GW 04/18, VC5885GW 04/18, and NV3784 04/18.)

CMX21867 01/19

Supplement Dated February 20, 2019

To The Prospectus Dated April 30, 2018, as amended August 13, 2018

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective January 14, 2019, for the JNL/BlackRock Global Natural Resources Fund, please delete all references to Skye Macpherson.

Effective February 1, 2019, for the JNL/T. Rowe Price Managed Volatility Balanced Fund, please delete all references to Anna A. Dreyer.

This Supplement is dated January 9, 2019.

Supplement Dated February 20, 2019

To The Prospectus Dated April 30, 2018, as amended

JNL Series Trust

(The “Trust”)

Please note that the changes may impact your variable annuity and/or variable life product(s).

** NOTE: The effective dates for the changes set forth herein have been changed. Please read this supplement carefully.**

Fund Name, Investment Objective, Investment Strategy, and Primary and Secondary Benchmark Changes for the JNL/Mellon Capital European 30 Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved a fund name change for the JNL/Mellon Capital European 30 Fund (the “Fund”) and changes to the Fund’s investment objective, investment strategy, and primary and secondary benchmarks (the “Strategy Changes”). In connection with the Strategy Changes, the Board approved certain changes to the Fund’s advisory and sub-advisory fee schedules, effective June 24, 2019. Shareholders will be sent a proxy statement containing additional information on the Strategy Changes.

The Strategy Changes that are being proposed will convert the Fund from a passively managed fund that invests in the securities of 30 companies selected from the MSCI Europe Index to a passively managed fund that invests in securities that comprise the RAFI® Fundamental Europe Index. In connection with the Strategy Changes, there are changes to the Fund’s advisory and sub-advisory fee schedules. Specifically, a change to the Fund’s advisory fee schedule will eliminate a breakpoint in the current fee schedule and use a lower fee rate for that net asset level. The changes to the Fund’s sub-advisory fee schedule will change the Fund’s breakpoints so that the sub-advisory fee rates are the same or lower at any level of net assets. The Fund will pay a license fee pursuant to a new license agreement between JNAM and RAFI Indices, LLC (“RAFI”), which will increase the Fund’s total annual operating expenses. These fee changes are effective June 24, 2019. JNAM will continue to serve as its investment adviser and administrator, and BNY Mellon Asset Management North America Corporation will continue to serve as the Fund’s sub-adviser. The name of the Fund will change to the JNL/RAFI® Fundamental Europe Fund.

A full description of the Strategy Changes will be contained in a proxy statement, which is expected to be mailed to shareholders of the Fund on or about February 14, 2019. Shareholders will be asked to consider and vote on the Strategy Changes at a special meeting of shareholders expected to be held on March 15, 2019. If approved by shareholders, the Strategy Changes will become effective on or around June 24, 2019. No assurance can be given that the Strategy Changes will be approved.

Fund Name, Investment Objective, Investment Strategy, and Primary and Secondary Benchmark Changes for the JNL/Mellon Capital Pacific Rim 30 Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved a fund name change for the JNL/Mellon Capital Pacific Rim 30 fund. (the “Fund”) and changes to the Fund’s investment objective, investment strategy, and primary and secondary benchmarks (the “Strategy Changes”). In connection with the Strategy Changes, the Board approved certain changes to the Fund’s advisory and sub-advisory fee schedules, effective June 24, 2019. Shareholders will be sent a proxy statement containing additional information on the Strategy Changes.

The Strategy Changes that are being proposed will convert the Fund from a passively managed fund that invests in the securities of 30 companies selected from the MSCI Pacific Index to a passively managed fund that invests in securities that comprise the RAFI® Asia Developed Index. In connection with the Strategy Changes, there are changes to the Fund’s advisory and sub-advisory fee schedules will decrease. Specifically, a change to the Fund’s advisory fee schedule will eliminate a breakpoint in the current fee schedule and use a lower fee rate for that net asset level. The changes to the Fund’s sub-advisory fee schedule will change the Fund’s breakpoints so that the sub-advisory fee rates are the same or lower at any level of net assets. The Fund will pay a license fee pursuant to a new license agreement between JNAM and RAFI Indices, LLC (“RAFI”), which will increase the Fund’s total annual operating expenses. These fee changes are effective June 24, 2019. JNAM will continue to serve as the Fund’s investment adviser and administrator, and BNY Mellon Asset Management North America Corporation will continue to serve as the Fund’s sub-adviser. The name of the Fund will change to the JNL/RAFI® Fundamental Asia Developed Fund.

A full description of the Strategy Changes will be contained in a proxy statement, which is expected to be mailed to shareholders of the Fund on or about February 14, 2019. Shareholders will be asked to consider and vote on the Strategy Changes at a special meeting of shareholders expected to be held on March 15, 2019. If approved by shareholders, the Strategy Changes will become effective on or around June 24, 2019. No assurance can be given that the Strategy Changes will be approved.

Sub-Adviser Change and Name Change for the JNL/Goldman Sachs Core Plus Bond Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved a change in sub-adviser for the JNL/Goldman Sachs Core Plus Bond Fund (the “Fund”) and a change in the Fund’s name. Shareholders will be sent an Information Statement containing additional information regarding the change of sub-adviser for the Fund. Effective June 24, 2019, the Fund will be sub-advised by FIAM LLC and the name of the Fund will change to the JNL/Fidelity Institutional Asset Management® Total Bond Fund. The changes in sub-adviser and Fund name are not subject to shareholder approval.

Sub-Adviser Change and Name Change for the JNL/AB Dynamic Asset Allocation Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved a change in sub-adviser for the JNL/AB Dynamic Asset Allocation Fund (the “Fund”) and a change in the Fund’s name. Shareholders will be sent an Information Statement containing additional information regarding the change of sub-adviser for the Fund. Effective June 24, 2019, the Fund will be sub-advised by J.P. Morgan Investment Management Inc. and the name of the Fund will change to the JNL/JPMorgan Global Allocation Fund. The changes in sub-adviser and Fund name are not subject to shareholder approval.

This Supplement is dated February 20, 2019.

(To be used with JMV9476 04/18, JMV8798 04/18, VC4224 04/18, JMV9476ML 04/18, JMV5763ML 04/18, JMV9476WF 04/18, JMV5763WF 04/18, JMV8037 04/18, JMV8037BE 04/18, JMV17955 04/18, JMV21086 12/18, JMV16966 04/18, JMV18691 04/18, JMV18692 08/18, JMV7698 04/18, VC5869 04/18, JMV7697 04/18, VC5890 04/18, VC5890ML 04/18, VC5995 04/18, JMV5765 04/18, JMV2731 04/18, JMV17183 04/18, JMV17183NY 04/18, JMV18691NY 04/18, FVC4224FT 04/18, VC5526 04/18, VC3656 04/18, VC3657 04/18, VC3723 04/18, JMV7698NY 04/18, NV5869 04/18, JMV7697NY 04/18, NV5890 04/18, JMV9476NY 04/18, NV4224 04/18, JMV9476WFNY 04/18, JMV8037NY 04/18, JMV8037BENY 04/18, JMV17955NY 04/18, NV4224WF 04/18, JMV16966NY 04/18, NMV2731 04/18, NV5526 04/18, NV3174GW 04/18, NV3174CEGW 04/18, NV5825GW 04/18, VC5825GW 04/18, VC5884GW 04/18, VC5885GW 04/18, and NV3784 04/18.)

CMX21997 02/19

JNL Series Trust PRSRT STD JNL Variable Fund LLC U.S. POSTAGE PAID One Corporate Way JACKSON NATIONAL Lansing, MI 48951 ASSET MANAGEMENT L.L.C. Please note that recent changes to your delivery preferences may not be reflected with this mailing. For legal mailings of this nature, it can take up to 60 days for your delivery preferences to take effect. VADV7338 01/19

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named William R. Rybak as an Audit Committee financial expert serving on its Audit Committee. William R. Rybak is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2017 and December 31, 2018. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2017	$1,779,108	$41,600	$7,529	$0
2018	$1,804,824	$9,000	$0	$0

The above Audit-Related Fees for 2017 and 2018 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s registration statement filings.

The above Tax Fees for 2017 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2017	$21,675	$0	$0
2018	$20,415	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for an audit of a non-registered affiliated investment company.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditor’s independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2017 was $70,804. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2018 was $29,415.

(h) For the fiscal years ended December 31, 2017 and December 31, 2018, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)

) Below is a Schedule I – Investments in securities of unaffiliated issuers for the JNL/AQR Large Cap Relaxed Constraint Equity Fund, the JNL/DFA U.S. Core Equity Fund, the JNL Multi-Manager Small Cap Growth Fund, the JNL/Franklin Templeton Mutual Shares Fund, the JNL/PIMCO Income Fund, the JNL/T. Rowe Price Short-Term Bond Fund, the JNL/PIMCO Real Return Fund, the JNL/DoubleLine Core Fixed Income Fund, the JNL/WMC Balanced Fund, the JNL/Goldman Sachs Core Plus Bond Fund, the JNL/PPM America High Yield Bond Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, the JNL/T. Rowe Price Value Fund, the JNL/Invesco Small Cap Growth Fund, the JNL/Mellon Capital International Index Fund, the JNL/Mellon Capital Bond Index Fund, the JNL/Mellon Capital S&P 500 Index Fund, the JNL/Mellon Capital S&P 400 MidCap Index Fund, the JNL/Mellon Capital Small Cap Index Fund, the JNL/Invesco Global Real Estate Fund, the JNL Multi-Manager Small Cap Value Fund, the JNL/Franklin Templeton Income Fund, the JNL/MFS Mid Cap Value Fund, the JNL/T. Rowe Price Established Growth Fund, the JNL/Goldman Sachs Emerging Markets Debt Fund, the JNL/S&P International 5 Fund, the JNL Multi-Manager Alternative Fund, the JNL/Oppenheimer Emerging Markets

Innovator Fund, the JNL/Neuberger Berman Strategic Income Fund, the JNL/DoubleLine Emerging Markets Fixed Income Fund, the JNL/PPM America Floating Rate Income Fund, the JNL/DoubleLine Shiller Enhanced CAPE Fund, the JNL/BlackRock Global Allocation Fund, JNL/Crescent High Income Fund, JNL/FPA + DoubleLine Flexible Allocation Fund, JNL Multi-Manager Mid Cap Fund, JNL/PPM America Total Return Fund, the JNL/Mellon Capital Industrials Sector Fund, the JNL/Mellon Capital Real Estate Sector Fund, the JNL S&P 500 Index Fund, the JNL/Mellon Capital S&P 1500 Growth Index Fund, the JNL/Mellon Capital S&P 1500 Value Index Fund, the JNL/Mellon Capital MSCI KLD 400 Social Index Fund, the JNL/Mellon Capital Emerging Markets Index Fund, the JNL/Mellon Capital Materials Sector Fund, the JNL/JPMorgan Hedged Equity Fund, the JNL Multi-Manager International Small Cap Fund, and the JNL/T. Rowe Price Managed Volatility Balanced Fund for which a summary schedule of investments was provided in the Annual Report dated December 31, 2018, pursuant to § 210.1212 of Regulation S-X.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/AQR Large Cap Relaxed Constraint Equity Fund
COMMON STOCKS 126.7%
Communication Services 12.4%
Activision Blizzard Inc.	12	535
Alphabet Inc. - Class A (a) (b)	7	7,326
Alphabet Inc. - Class C (a) (b)	6	5,890
AMC Networks Inc. - Class A (a)	3	156
AT&T Inc.	27	770
CBS Corp. - Class B	14	619
Comcast Corp. - Class A	122	4,155
DISH Network Corp. - Class A (a)	27	666
Electronic Arts Inc. (a)	39	3,036
Facebook Inc. - Class A (a) (b)	84	10,954
IAC/InterActiveCorp. (a)	17	3,188
John Wiley & Sons Inc. - Class A	9	406
Match Group Inc. (c)	6	266
Netflix Inc. (a)	9	2,343
Tegna Inc.	79	863
Twenty-First Century Fox Inc. - Class A	27	1,278
Twitter Inc. (a)	40	1,148
Verizon Communications Inc.	16	879
Viacom Inc. - Class B	18	467
Walt Disney Co.	35	3,877
World Wrestling Entertainment Inc. - Class A	2	112
Zynga Inc. - Class A (a)	264	1,037
		49,971
Consumer Discretionary 19.4%
Amazon.com Inc. (a) (b)	9	13,989
American Eagle Outfitters Inc.	78	1,508
AutoZone Inc. (a)	—	135
Bed Bath & Beyond Inc. (c)	33	376
Best Buy Co. Inc.	45	2,400
Big Lots Inc.	12	359
Booking Holdings Inc. (a)	2	3,977
Brunswick Corp.	26	1,198
Burlington Stores Inc. (a)	4	572
Carnival Plc	4	212
Chipotle Mexican Grill Inc. (a)	2	887
Deckers Outdoor Corp. (a)	21	2,728
eBay Inc. (a)	58	1,627
Foot Locker Inc.	95	5,066
Gap Inc.	30	784
H&R Block Inc.	30	758
Home Depot Inc.	15	2,636
Kohl's Corp.	33	2,215
Las Vegas Sands Corp.	53	2,755
Lear Corp.	14	1,771
Lowe's Cos. Inc.	22	2,064
Lululemon Athletica Inc. (a)	22	2,717
Macy's Inc.	122	3,625
Michael Kors Holdings Ltd. (a)	99	3,755
Nike Inc. - Class B	30	2,209
NVR Inc. (a)	—	838
Ollie's Bargain Outlet Holdings Inc. (a)	5	340
Ralph Lauren Corp. - Class A	14	1,484
Ross Stores Inc.	15	1,285
Sally Beauty Holdings Inc. (a)	40	687
Skechers U.S.A. Inc. - Class A (a)	42	968
Target Corp.	77	5,104
TJX Cos. Inc.	81	3,610
Tupperware Brands Corp.	9	279
Urban Outfitters Inc. (a)	71	2,365
Weight Watchers International Inc. (a)	25	955
Wynn Resorts Ltd.	1	135
		78,373
Consumer Staples 4.4%
Archer-Daniels-Midland Co.	57	2,332
Costco Wholesale Corp.	1	293
Ingredion Inc.	2	195
Kroger Co.	84	2,299
Lamb Weston Holdings Inc.	15	1,120
Nu Skin Enterprises Inc. - Class A	7	454
Procter & Gamble Co.	3	296
	Shares/Par[1]	Value ($)
Tyson Foods Inc. - Class A	32	1,728
Walgreens Boots Alliance Inc.	13	855
Walmart Inc. (b)	89	8,246
		17,818
Energy 8.9%
Anadarko Petroleum Corp.	84	3,677
Chevron Corp. (b)	65	7,080
ConocoPhillips Co. (b)	84	5,261
Devon Energy Corp.	29	655
EOG Resources Inc.	10	885
Exxon Mobil Corp.	67	4,582
Helmerich & Payne Inc.	1	68
HollyFrontier Corp.	55	2,795
Marathon Oil Corp.	62	887
Marathon Petroleum Corp.	52	3,078
Newfield Exploration Co. (a)	4	54
PBF Energy Inc. - Class A	29	959
Phillips 66	11	946
Pioneer Natural Resources Co.	3	334
Valero Energy Corp.	63	4,689
		35,950
Financials 11.5%
Aflac Inc. (b)	121	5,520
Allstate Corp.	43	3,548
Ameriprise Financial Inc.	10	1,046
Assured Guaranty Ltd.	43	1,644
Bank of America Corp.	141	3,475
Berkshire Hathaway Inc. - Class B (a)	23	4,709
Citigroup Inc.	61	3,159
Federated Investors Inc. - Class B	21	565
Fidelity National Financial Inc.	68	2,125
Fifth Third Bancorp	54	1,274
Intercontinental Exchange Inc.	4	296
JPMorgan Chase & Co. (b)	62	6,002
Lincoln National Corp.	16	813
MetLife Inc.	2	99
Moody's Corp.	4	604
Morgan Stanley	15	585
PNC Financial Services Group Inc.	30	3,451
Popular Inc.	26	1,217
Prudential Financial Inc.	19	1,551
Reinsurance Group of America Inc.	10	1,335
S&P Global Inc.	4	698
Synchrony Financial	52	1,229
Travelers Cos. Inc.	12	1,435
		46,380
Health Care 24.4%
AbbVie Inc.	49	4,531
Abiomed Inc. (a)	6	1,900
Agilent Technologies Inc.	32	2,189
Align Technology Inc. (a)	2	382
Allergan Plc	10	1,276
Amgen Inc.	25	4,821
Anthem Inc.	4	1,124
Baxter International Inc.	60	3,956
Biogen Inc. (a) (b)	18	5,389
Boston Scientific Corp. (a)	27	957
Bristol-Myers Squibb Co.	52	2,727
Bruker Corp.	15	448
Cardinal Health Inc.	39	1,717
Celgene Corp. (a)	61	3,891
Centene Corp. (a)	6	674
Charles River Laboratories International Inc. (a)	11	1,250
Cigna Corp.	7	1,387
Danaher Corp.	20	2,062
DexCom Inc. (a)	14	1,713
Eli Lilly & Co.	2	200
Exelixis Inc. (a)	210	4,132
Gilead Sciences Inc. (b)	83	5,193
Haemonetics Corp. (a)	34	3,431
HCA Healthcare Inc.	2	192
Humana Inc. (b)	20	5,634
Illumina Inc. (a)	2	542
Intuitive Surgical Inc. (a)	3	1,264

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

1

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Johnson & Johnson (b)	56	7,279
McKesson Corp.	41	4,564
MEDNAX Inc. (a)	12	389
Medtronic Plc	9	777
Merck & Co. Inc. (b)	94	7,147
Mylan NV (a)	2	66
Patterson Cos. Inc.	24	466
Pfizer Inc. (b)	165	7,202
United Therapeutics Corp. (a)	19	2,052
UnitedHealth Group Inc.	12	3,046
Vertex Pharmaceuticals Inc. (a)	13	2,223
		98,193
Industrials 10.1%
Boeing Co. (b)	24	7,610
Caterpillar Inc.	4	562
Clean Harbors Inc. (a)	2	121
Crane Co.	4	287
Cummins Inc.	5	691
Curtiss-Wright Corp.	8	836
Dun & Bradstreet Corp.	10	1,385
Eaton Corp. Plc	3	235
Esterline Technologies Corp. (a)	1	72
FedEx Corp.	15	2,410
Honeywell International Inc.	24	3,113
Huntington Ingalls Industries Inc.	8	1,489
Insperity Inc.	1	123
ITT Inc.	26	1,268
JetBlue Airways Corp. (a)	56	902
L3 Technologies Inc.	2	289
Lockheed Martin Corp.	8	2,127
Manpower Inc.	21	1,380
Norfolk Southern Corp.	20	2,959
nVent Electric Plc	21	468
Oshkosh Corp.	18	1,077
Pitney Bowes Inc.	11	65
Raytheon Co.	15	2,302
Robert Half International Inc.	42	2,410
Southwest Airlines Co.	6	291
Spirit Aerosystems Holdings Inc. - Class A	47	3,411
Waste Management Inc.	4	380
WESCO International Inc. (a)	24	1,167
WW Grainger Inc.	4	1,097
		40,527
Information Technology 28.3%
Accenture Plc - Class A	19	2,689
Adobe Inc. (a) (b)	30	6,836
Akamai Technologies Inc. (a)	19	1,143
Amdocs Ltd.	11	631
Apple Inc. (b)	93	14,691
Applied Materials Inc.	62	2,045
Aspen Technology Inc. (a)	10	792
Broadcom Inc.	2	525
Broadridge Financial Solutions Inc.	25	2,414
Cadence Design Systems Inc. (a)	14	616
CDW Corp.	8	606
Ciena Corp. (a)	58	1,956
Cisco Systems Inc. (b)	121	5,263
Citrix Systems Inc.	—	44
Cognizant Technology Solutions Corp. - Class A	54	3,415
CommVault Systems Inc. (a)	3	156
Conduent Inc. (a)	16	168
Dell Technologies Inc. - Class C (a)	2	118
DXC Technology Co.	20	1,068
EchoStar Corp. - Class A (a)	2	81
EPAM Systems Inc. (a)	5	519
F5 Networks Inc. (a)	3	435
First Data Corp. - Class A (a)	12	211
Fortinet Inc. (a)	27	1,884
Hewlett Packard Enterprise Co.	18	240
HP Inc.	43	876
Intel Corp. (b)	198	9,300
International Business Machines Corp. (b)	58	6,607
Intuit Inc.	12	2,366
Keysight Technologies Inc. (a)	16	983
	Shares/Par[1]	Value ($)
KLA-Tencor Corp.	2	170
Lam Research Corp.	12	1,616
Mastercard Inc. - Class A	6	1,170
MAXIMUS Inc.	16	1,021
Micron Technology Inc. (a)	96	3,052
Microsoft Corp. (b)	180	18,307
NetApp Inc.	6	348
Okta Inc. - Class A (a)	1	89
Oracle Corp. (b)	116	5,250
Paycom Software Inc. (a) (c)	1	160
PayPal Holdings Inc. (a)	12	1,030
Proofpoint Inc. (a)	2	140
Red Hat Inc. (a)	3	549
Sabre Corp.	24	519
Salesforce.com Inc. (a)	6	766
Science Applications International Corp.	24	1,552
Seagate Technology	11	438
Skyworks Solutions Inc.	16	1,063
Splunk Inc. (a)	5	520
Symantec Corp.	185	3,492
Texas Instruments Inc.	41	3,843
Western Digital Corp.	3	125
Zebra Technologies Corp. - Class A (a)	1	181
Zendesk Inc. (a)	2	139
		114,218
Materials 3.0%
Celanese Corp. - Class A	38	3,381
Eastman Chemical Co.	6	430
Huntsman Corp.	61	1,185
LyondellBasell Industries NV - Class A	48	3,998
Owens-Illinois Inc. (a)	19	322
Reliance Steel & Aluminum Co.	4	265
Steel Dynamics Inc.	52	1,568
Westlake Chemical Corp.	12	792
		11,941
Real Estate 3.1%
American Tower Corp.	5	831
AvalonBay Communities Inc.	2	400
Boston Properties Inc.	3	383
Crown Castle International Corp.	8	915
Digital Realty Trust Inc.	11	1,156
Equinix Inc.	—	106
Equity Residential Properties Inc.	12	772
Host Hotels & Resorts Inc.	17	283
ProLogis Inc.	30	1,733
Public Storage	11	2,256
Realty Income Corp.	24	1,538
Ventas Inc.	20	1,154
Welltower Inc.	14	959
		12,486
Utilities 1.2%
Black Hills Corp.	1	55
CenterPoint Energy Inc.	23	658
Exelon Corp.	84	3,795
Public Service Enterprise Group Inc.	9	458
		4,966
Total Common Stocks (cost $526,414)		510,823
SHORT TERM INVESTMENTS 1.8%
Investment Companies 1.8%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	7,287	7,287
Total Short Term Investments (cost $7,287)		7,287
Total Investments 128.5% (cost $533,701)		518,110
Total Securities Sold Short (28.6)% (proceeds $141,545)		(115,241)
Other Derivative Instruments 0.0%		34
Other Assets and Liabilities, Net 0.1%		203
Total Net Assets 100.0%		403,106

(a)  Non-income producing security.

(b)  All or a portion of the security is pledged or segregated as collateral.

(c)  All or portion of the security was on loan.

(d)  Investment in affiliate.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

2

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Shares/Par[1]	Value ($)

(e)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (28.6%)
COMMON STOCKS (28.6%)
Communication Services (1.1%)
Discovery Inc. - Class A	(52)	(1,277)
GCI Liberty Inc. - Class A	(24)	(1,007)
Meredith Corp.	(39)	(2,029)
New York Times Co. - Class A	(8)	(174)
Take-Two Interactive Software Inc.	(1)	(81)
		(4,568)
Consumer Discretionary (5.4%)
Adient Plc	(133)	(2,002)
Aptiv Plc	(1)	(82)
Caesars Entertainment Corp.	(304)	(2,066)
Carmax Inc.	(11)	(715)
Floor & Decor Holdings Inc.	(43)	(1,102)
HanesBrands Inc.	(71)	(892)
Leggett & Platt Inc.	(10)	(355)
Newell Brands Inc.	(115)	(2,145)
Scientific Games Corp. - Class A	(99)	(1,764)
Tempur Sealy International Inc.	(27)	(1,128)
Tesla Inc.	(13)	(4,405)
TRI Pointe Homes Inc.	(7)	(79)
Under Armour Inc. - Class A	(115)	(2,028)
Visteon Corp.	(47)	(2,836)
		(21,599)
Consumer Staples (0.8%)
Coty Inc. - Class A	(15)	(98)
Hain Celestial Group Inc.	(126)	(1,993)
Kraft Heinz Foods Co.	(29)	(1,266)
		(3,357)
Energy (3.9%)
Callon Petroleum Co.	(250)	(1,621)
Centennial Resource Development Inc. - Class A	(29)	(325)
Core Laboratories NV	(19)	(1,154)
Diamond Offshore Drilling Inc.	(81)	(764)
Dril-Quip Inc.	(41)	(1,239)
Ensco Plc - Class A	(662)	(2,358)
EQT Corp.	(86)	(1,626)
Extraction Oil & Gas Inc.	(39)	(166)
Kosmos Energy Ltd.	(147)	(598)
Matador Resources Co.	(108)	(1,679)
Nabors Industries Ltd.	(450)	(900)
Oasis Petroleum Inc.	(103)	(569)
Oceaneering International Inc.	(13)	(161)
Targa Resources Corp.	(16)	(593)
Transocean Ltd.	(292)	(2,025)
Weatherford International Plc	(240)	(134)
		(15,912)
Financials (3.4%)
Bank OZK	(8)	(183)
BGC Partners Inc. - Class A	(16)	(84)
FNB Corp.	(40)	(390)
Home Bancshares Inc.	(17)	(273)
LendingTree Inc.	(7)	(1,616)
Pinnacle Financial Partners Inc.	(37)	(1,714)
Sterling Bancorp	(341)	(5,630)
United Bankshares Inc.	(90)	(2,793)
Virtu Financial Inc. - Class A	(12)	(301)
Webster Financial Corp.	(13)	(647)
		(13,631)
Health Care (3.5%)
Acadia HealthCare Co. Inc.	(57)	(1,458)
Agios Pharmaceuticals Inc.	(43)	(1,991)
Alnylam Pharmaceuticals Inc.	(3)	(245)
Bluebird Bio Inc.	(23)	(2,255)
Catalent Inc.	(4)	(136)
Exact Sciences Corp.	(30)	(1,911)
Insulet Corp.	(21)	(1,702)
	Shares/Par[1]	Value ($)
Medidata Solutions Inc.	(11)	(730)
Prestige Consumer Healthcare Inc.	(21)	(637)
Sage Therapeutics Inc.	(13)	(1,282)
Seattle Genetics Inc.	(20)	(1,123)
Syneos Health Inc. - Class A	(12)	(476)
		(13,946)
Industrials (2.4%)
Alaska Air Group Inc.	(1)	(87)
American Airlines Group Inc.	(4)	(141)
Arconic Inc.	(29)	(485)
Colfax Corp.	(32)	(663)
Dycom Industries Inc.	(9)	(467)
Flowserve Corp.	(27)	(1,026)
Granite Construction Inc.	(5)	(204)
Healthcare Services Group Inc.	(25)	(1,018)
Knight-Swift Transportation Holdings Inc. - Class A	(3)	(79)
MasTec Inc.	(26)	(1,056)
Middleby Corp.	(6)	(580)
NOW Inc.	(155)	(1,802)
TransDigm Group Inc.	(2)	(543)
Trinity Industries Inc.	(5)	(101)
Wabtec Corp.	(9)	(635)
Welbilt Inc.	(62)	(689)
		(9,576)
Information Technology (5.2%)
2U Inc.	(29)	(1,467)
Belden Inc.	(35)	(1,453)
Cognex Corp.	(27)	(1,049)
Coherent Inc.	(5)	(547)
Cree Inc.	(65)	(2,788)
Cypress Semiconductor Corp.	(54)	(685)
IPG Photonics Corp.	(2)	(256)
Marvell Technology Group Ltd.	(142)	(2,299)
Microchip Technology Inc.	(48)	(3,439)
Monolithic Power Systems Inc.	(5)	(621)
Plantronics Inc.	(3)	(116)
Square Inc. - Class A	(5)	(288)
Switch Inc. - Class A	(40)	(281)
Synaptics Inc.	(4)	(137)
Universal Display Corp.	(36)	(3,327)
ViaSat Inc.	(40)	(2,336)
		(21,089)
Materials (2.7%)
Albemarle Corp.	(54)	(4,163)
Allegheny Technologies Inc.	(106)	(2,318)
Compass Minerals International Inc.	(13)	(559)
Crown Holdings Inc.	(23)	(972)
Graphic Packaging Holding Co.	(69)	(729)
Royal Gold Inc.	(23)	(1,942)
		(10,683)
Real Estate (0.1%)
Colony Capital Inc. - Class A	(61)	(285)
Newmark Group Inc. - Class A	—	—
Utilities (0.1%)
NiSource Inc.	(23)	(595)
Total Common Stocks (proceeds $141,545)		(115,241)
Total Securities Sold Short (28.6%) (proceeds $141,545)		(115,241)

JNL/BlackRock Global Allocation Fund (a)
COMMON STOCKS 58.1%
Communication Services 8.2%
Advanced Info Service PCL	319	1,692
Alphabet Inc. - Class A (b)	1	606
Alphabet Inc. - Class C (b) (c)	50	52,135
America Movil SAB de CV - Class L	209	148
AT&T Inc.	105	2,998
Baidu.com - Class A - ADR (b)	1	159
Cellnex Telecom SAU	464	11,901
Charter Communications Inc. - Class A (b)	101	28,771
China Mobile Ltd.	41	390
Chunghwa Telecom Co. Ltd.	2,308	8,467

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

3

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Comcast Corp. - Class A (c) (d)	1,145	38,998
Facebook Inc. - Class A (b) (c)	166	21,702
Far EasTone Telecommunications Co. Ltd.	1,398	3,471
HKT Trust	773	1,114
i-Cable Communications Ltd. (b)	135	2
Intouch Holdings PCL (e)	833	1,222
KDDI Corp.	53	1,259
Liberty Broadband Corp. - Class A (b)	24	1,695
Liberty Broadband Corp. - Class C (b) (e)	101	7,306
Liberty Global Plc - Class A (b)	315	6,727
Liberty Global Plc - Class C (b)	11	218
Liberty SiriusXM Group - Class A (b)	85	3,114
Liberty SiriusXM Group - Class C (b)	142	5,244
Meituan Dianping (b) (e)	137	767
Momo Inc. - ADR (b)	1	33
MTN Group Ltd.	8	48
Naspers Ltd. - Class N	—	16
Nippon Telegraph & Telephone Corp.	27	1,084
Nippon Television Holdings Inc.	86	1,264
NOS SGPS	486	2,956
NTT DoCoMo Inc.	3	70
Omnicom Group Inc.	18	1,293
Publicis Groupe SA	6	322
Rogers Communications Inc. - Class B	5	242
Sina Corp. (b)	5	291
Singapore Telecommunications Ltd.	605	1,299
SK Telecom Co. Ltd.	6	1,485
Sprint Corp. (b)	2	9
Taiwan Mobile Co. Ltd.	1,116	3,866
Telecom Italia SpA	271	130
Telecom Italia SpA (b)	5,507	3,062
Telstra Corp. Ltd.	4	8
Tencent Holdings Ltd. (f)	485	19,458
Tim Participacoes SA	12	37
TV Asahi Holdings Corp.	62	1,120
VeriSign Inc. (b) (c)	3	453
Verizon Communications Inc.	234	13,146
Vodafone Group Plc	12,549	24,583
Walt Disney Co.	4	419
Zynga Inc. - Class A (b)	1,846	7,256
		284,056
Consumer Discretionary 5.6%
Adidas AG	—	65
Alibaba Group Holding Ltd. - ADS (b)	56	7,664
Amazon.com Inc. (b) (c)	22	32,991
BAIC Motor Corp. Ltd. - Class H	16	8
Berkeley Group Holdings Plc	27	1,192
Booking Holdings Inc. (b)	—	360
Canon Marketing Japan Inc.	35	626
Carnival Plc	1	39
Cheng Shin Rubber Industry Co. Ltd.	467	621
Compagnie Generale des Etablissements Michelin	3	309
Coway Co. Ltd.	16	1,062
Denso Corp.	358	15,841
Dollar General Corp. (e)	3	326
Dollar Tree Inc. (b) (e)	166	14,984
Dongfeng Motor Group Co. Ltd. - Class H	54	49
eBay Inc. (b)	13	355
Eutelsat Communications Group SA	72	1,429
Exedy Corp.	24	592
Expedia Group Inc.	3	295
Galaxy Entertainment Group Ltd.	16	101
General Motors Co.	8	261
Genting International Plc	446	319
Guangzhou Automobile Group Co. Ltd. - Class H	106	106
Hero Motocorp Ltd.	28	1,254
Home Depot Inc.	5	865
Jawbone Health Hub Inc. (b) (g) (h)	98	—
Kering SA	1	653
Kingfisher Plc (e)	3,015	7,983
Kohl's Corp.	4	274
Koito Manufacturing Co. Ltd.	205	10,525
Las Vegas Sands Corp.	7	369
Lear Corp.	1	167
	Shares/Par[1]	Value ($)
LG Electronics Inc.	—	19
Lowe's Cos. Inc.	21	1,909
Maruti Suzuki India Ltd.	39	4,191
McDonald's Corp. (c)	3	523
MGM Resorts International (e)	276	6,687
New Oriental Education & Technology Group - ADR (b)	3	143
Nike Inc. - Class B	4	266
Panasonic Corp.	24	213
PVH Corp.	2	214
RAI Way SpA	759	3,773
Ross Stores Inc.	4	330
Royal Caribbean Cruises Ltd.	3	248
Sands China Ltd.	4	18
Shimamura Co. Ltd.	7	566
Sodexo SA	172	17,679
Sony Corp.	8	370
Stanley Electric Co. Ltd.	22	625
Starbucks Corp.	181	11,655
Subaru Corp. NPV	707	15,210
Suzuki Motor Corp.	341	17,245
Target Corp. (e)	4	237
Toyota Industries Corp.	194	8,941
VF Corp.	1	105
Wyndham Destinations Inc.	6	229
Yum China Holdings Inc.	30	1,002
Yum! Brands Inc.	6	513
		194,596
Consumer Staples 5.3%
AEON Co. Ltd.	3	66
Ajinomoto Co. Inc.	736	13,111
Altria Group Inc.	381	18,796
Angel Yeast Co. Ltd. - Class A	406	1,494
Anheuser-Busch InBev NV	124	8,225
Carlsberg A/S - Class B	5	554
China Resources Enterprise Ltd.	32	110
Coles Group Ltd. (b)	5	38
Colgate-Palmolive Co.	349	20,761
ConAgra Brands Inc.	6	118
Constellation Brands Inc. - Class A	1	158
Costco Wholesale Corp.	2	339
Danone SA	379	26,701
Edgewell Personal Care Co. (b)	145	5,414
E-Mart Co. Ltd.	1	149
Jeronimo Martins SGPS SA	65	772
Jiangsu Siyang Yanghe Vintage Co. Ltd. - Class A	97	1,346
Koninklijke Ahold NV	8	211
Kroger Co. (e)	11	301
KT&G Corp.	112	10,191
Kweichow Moutai Co. Ltd. - Class A	56	4,862
L'Oreal SA	2	368
Luzhou Lao Jiao Vintage Co. Ltd. - Class A	246	1,460
Mondelez International Inc. - Class A	26	1,056
Nestle SA	382	31,082
PepsiCo Inc.	15	1,664
Philip Morris International Inc.	183	12,229
Procter & Gamble Co.	165	15,141
Seven & I Holdings Co. Ltd.	18	787
Shiseido Co. Ltd.	5	300
Sysco Corp.	3	211
Tingyi Cayman Islands Holding Corp.	54	72
Tsingtao Brewery Co. Ltd. - Class H	12	48
Unicharm Corp.	5	172
Uni-President Enterprises Corp.	752	1,703
Walgreens Boots Alliance Inc.	1	47
Walmart Inc.	10	894
Want Want China Holdings Ltd.	1,691	1,182
WH Group Ltd.	540	416
Woolworths Group Ltd.	10	202
Wuliangye Yibin Co. Ltd. - Class A	184	1,365
		184,116
Energy 6.0%
Anadarko Petroleum Corp. (c)	325	14,267
Canadian Natural Resources Ltd.	3	64

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

4

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Chevron Corp.	7	757
China Petroleum & Chemical Corp. - Class H	638	454
China Shenhua Energy Co. Ltd. - Class H	108	237
CNOOC Ltd.	297	457
Coal India Ltd.	395	1,360
ConocoPhillips Co. (c)	2	125
Enbridge Inc.	507	15,770
EnCana Corp.	611	3,533
ENI SpA	20	309
Equinor ASA	4	83
Exxon Mobil Corp.	469	31,968
Fieldwood Energy Inc. (b) (g) (h) (i)	4	172
Fieldwood Energy Inc. (b) (g) (h) (i)	15	635
Formosa Petrochemical Corp.	244	864
Helmerich & Payne Inc.	5	229
Hindustan Petroleum Corp. Ltd.	67	244
Husky Energy Inc. (b)	16	166
Imperial Oil Ltd. (e)	7	172
Kinder Morgan Inc.	4	64
Marathon Petroleum Corp.	183	10,796
Occidental Petroleum Corp.	6	358
Oil & Natural Gas Corp. Ltd.	406	871
Petrobras Distribuidora SA	6	40
PetroChina Co. Ltd. - Class H	52	32
Phillips 66	10	822
Polski Koncern Naftowy Orlen S.A.	2	56
Polskie Gornictwo Naftowe i Gazownictwo SA	22	41
Reliance Industries Ltd.	1,144	18,348
Royal Dutch Shell Plc - Class A	1,007	29,631
Royal Dutch Shell Plc - Class A	8	249
Royal Dutch Shell Plc - Class A - ADR (e)	223	12,972
Royal Dutch Shell Plc - Class B	12	358
Schlumberger Ltd.	85	3,049
SK Innovation Co. Ltd.	—	19
S-Oil Corp.	12	1,040
Suncor Energy Inc.	469	13,107
Thai Oil PCL	471	960
Total SA - ADR (c)	5	281
TransCanada Corp. (e)	428	15,299
Valero Energy Corp.	9	661
Williams Cos. Inc.	1,262	27,822
Yanzhou Coal Mining Co. Ltd. - Class H	90	72
		208,814
Financials 5.9%
ABN AMRO Group NV - CVA	260	6,128
Agricultural Bank of China Ltd. - Class H	223	98
Allianz SE	3	644
Ally Financial Inc.	7	151
American International Group Inc.	1	47
Ameriprise Financial Inc.	6	591
AXA SA	296	6,401
Banco Bilbao Vizcaya Argentaria SA	91	488
Banco do Brasil SA	19	231
Banco Santander Brasil SA	5	60
Bank Central Asia Tbk PT	699	1,264
Bank of America Corp.	530	13,059
Bank of New York Mellon Corp.	6	290
Barclays Plc	122	235
Berkshire Hathaway Inc. - Class B (b)	11	2,182
Capital One Financial Corp.	3	216
Cathay Financial Holding Co. Ltd.	1,014	1,550
Charles Schwab Corp.	344	14,273
Chubb Ltd.	68	8,824
Citigroup Inc.	199	10,370
Danske Bank A/S	8	167
Discover Financial Services	5	274
Dropbox Inc. - Class A (b)	507	10,348
Fifth Third Bancorp	14	319
Fubon Financial Holding Co. Ltd.	1,210	1,852
Goldman Sachs Group Inc.	5	760
Grupo Financiero Banorte SAB de CV - Class O	3	13
Hana Financial Group Inc.	8	259
Hartford Financial Services Group Inc.	21	925
Housing Development Finance Corp.	406	11,459
	Shares/Par[1]	Value ($)
HSBC Holdings Plc	1,535	12,699
Industrial Bank of Korea	13	160
JPMorgan Chase & Co. (c)	126	12,319
KB Financial Group Inc.	3	129
Manulife Financial Corp.	26	362
Marsh & McLennan Cos. Inc.	282	22,503
MetLife Inc.	12	500
Mitsubishi UFJ Financial Group Inc.	15	73
Morgan Stanley	358	14,214
Muenchener Rueckversicherungs AG	1	125
Old Mutual Ltd.	114	178
Ping An Insurance Group Co. of China Ltd. - Class H (e)	5	40
Prudential Financial Inc.	3	248
Reinsurance Group of America Inc.	3	381
Shinhan Financial Group Co. Ltd.	13	458
Societe Generale SA	16	499
State Bank of India (b)	875	3,705
State Street Corp.	2	139
SunTrust Banks Inc.	206	10,380
Swiss Re AG	3	270
Taiwan Cooperative Financial Holding	—	—
Travelers Cos. Inc.	11	1,377
Turkiye Is Bankasi - Class C	32	27
U.S. Bancorp	8	350
Unicredit SpA	5	59
United Overseas Bank Ltd.	60	1,079
Wells Fargo & Co.	629	28,973
Woori Bank	11	152
		204,877
Health Care 8.5%
Abbott Laboratories	13	925
AbbVie Inc. (e)	13	1,194
Agilent Technologies Inc.	3	210
Alfresa Holdings Corp.	40	1,014
Allergan Plc	2	318
Amgen Inc.	6	1,189
Anthem Inc.	121	31,655
Aspen Pharmacare Holdings Ltd.	10	95
Astellas Pharma Inc.	731	9,366
Baxter International Inc.	13	881
Bayer AG	216	15,148
Biogen Inc. (b)	28	8,422
Bristol-Myers Squibb Co.	12	641
Celgene Corp. (b)	2	155
Cie Generale d'Optique Essilor International SA	81	10,255
Cigna Corp.	1	283
CVS Health Corp. (c)	383	25,098
DaVita Inc. (b)	166	8,548
Edwards Lifesciences Corp. (b)	2	234
Eisai Co. Ltd.	4	317
Eli Lilly & Co.	1	159
Fresenius SE & Co. KGaA	348	16,961
Gilead Sciences Inc.	259	16,211
GlaxoSmithKline Plc	30	567
GW Pharmaceuticals Plc - ADS (b)	14	1,344
Hapvida Participacoes e Investimentos SA (b)	551	4,436
HCA Healthcare Inc.	75	9,387
Hoya Corp.	180	10,860
Humana Inc.	1	280
Illumina Inc. (b)	1	420
Intuitive Surgical Inc. (b)	—	233
Johnson & Johnson (c)	346	44,697
kyowa Hakko Kirin Co. Ltd.	7	129
McKesson Corp.	3	314
Medipal Holdings Corp.	46	982
Medtronic Plc	13	1,220
Merck & Co. Inc.	27	2,095
Mitsubishi Tanabe Pharma Corp.	2	30
NMC Health Plc (e)	381	13,330
Notre Dame Intermedica Participacoes SA (b)	974	7,310
Novo Nordisk A/S - Class B	52	2,396
Olympus Corp.	2	46
Ono Pharmaceutical Co. Ltd.	4	86
Otsuka Holdings Co. Ltd.	2	90

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

5

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Pfizer Inc.	687	29,980
Ping An Healthcare and Technology Co. Ltd. (b)	935	3,265
Roche Holding AG	2	448
Sanofi SA	25	2,210
Shionogi & Co. Ltd.	—	23
Stryker Corp.	7	1,167
Suzuken Co. Ltd.	19	957
Sysmex Corp. (e)	3	125
Tenet Healthcare Corp. (b)	72	1,237
Thermo Fisher Scientific Inc.	6	1,240
UnitedHealth Group Inc.	16	3,954
Zoetis Inc. - Class A	3	290
		294,427
Industrials 5.8%
American Airlines Group Inc. (e)	5	162
Azul SA - ADR (b)	454	12,561
Beijing Capital International Airport Co. Ltd. - Class H	1,590	1,686
Beijing Enterprises Holdings Ltd.	33	174
Boeing Co.	4	1,178
C.H. Robinson Worldwide Inc.	12	1,010
Canadian Pacific Railway Ltd.	1	136
Caterpillar Inc.	4	563
China Communications Construction Co. Ltd. - Class H	9	8
Cie de Saint-Gobain	10	327
ComfortDelgro Corp. Ltd.	754	1,186
Country Garden Services Holdings Co. Ltd. (b)	56	89
CSX Corp. (e)	13	826
Cummins Inc.	1	169
Daikin Industries Ltd.	53	5,584
Dassault Aviation SA	4	5,656
Delta Air Lines Inc.	6	321
Doosan Bobcat Inc.	109	3,073
Dover Corp.	116	8,206
East Japan Railway Co.	214	18,863
Eaton Corp. Plc	7	500
Eiffage SA	29	2,453
Experian Plc	4	105
Fortune Brands Home & Security Inc.	18	679
Fosun International Ltd.	182	264
General Electric Co.	33	253
GS Yuasa Corp.	47	961
Hino Motors Ltd.	66	619
Japan Airlines Co. Ltd.	542	19,219
Jardine Matheson Holdings Ltd.	33	2,314
Jiangsu Expressway Co. Ltd. - Class H	24	33
Kajima Corp.	7	88
Kamigumi Co. Ltd.	34	704
Kinden Corp.	138	2,238
Knorr-Bremse AG (b)	122	11,077
Koninklijke Philips Electronics NV	817	28,966
Kyudenko Corp.	19	707
Mabuchi Motor Co. Ltd.	38	1,148
Maeda Road Construction Co. Ltd.	35	732
Malaysia Airports Holdings Bhd	293	593
Masco Corp.	60	1,768
Mitsubishi Electric Corp.	1,179	13,002
Mitsubishi Heavy Industries Ltd.	7	262
Mitsui & Co. Ltd.	1	20
Nichias Corp.	40	678
Nippo Corp.	33	625
Norfolk Southern Corp.	3	377
Northrop Grumman Systems Corp.	1	180
Okumura Corp.	42	1,217
Raytheon Co.	45	6,967
Rockwell Automation Inc.	4	544
Safran SA	118	14,275
Sandvik AB	13	188
Seino Holdings Corp.	49	637
Taisei Corp.	1	56
Toda Corp.	177	1,099
Toshiba Corp.	12	347
Turk Hava Yollari AO (b)	40	121
Union Pacific Corp.	2	302
United Continental Holdings Inc. (b) (c)	144	12,017
	Shares/Par[1]	Value ($)
United Technologies Corp.	102	10,884
Waste Management Inc.	2	161
Zhejiang Expressway Co. Ltd. - Class H	118	102
		201,260
Information Technology 5.7%
Accenture Plc - Class A	4	593
Adobe Inc. (b) (c)	4	836
Alliance Data Systems Corp.	1	131
Alps Electric Co. Ltd.	20	391
Apple Inc. (c)	319	50,319
ASML Holding NV	—	60
Autodesk Inc. (b)	1	135
Automatic Data Processing Inc.	1	185
Cisco Systems Inc.	26	1,119
Cloudera Inc. (b)	601	6,648
Cognizant Technology Solutions Corp. - Class A	7	426
Corning Inc.	14	425
Dell Technologies Inc. - Class C (b)	1	52
Domo Inc. (b) (h) (i)	194	3,805
DXC Technology Co.	4	212
FleetCor Technologies Inc. (b)	81	15,074
Fujitsu Ltd.	2	137
Global Payments Inc.	7	684
Globalwafers Co. Ltd.	5	46
HCL Technologies Ltd.	9	119
Hewlett Packard Enterprise Co.	24	312
Hitachi Ltd.	20	536
Hon Hai Precision Industry Co. Ltd.	598	1,378
HP Inc.	11	229
Infosys Ltd.	14	134
Intel Corp.	30	1,394
International Business Machines Corp.	6	694
Intuit Inc. (c)	5	961
Japan Aviation Electronics Industry Ltd.	68	778
Keyence Corp.	3	1,265
KLA-Tencor Corp.	3	272
Lookout Inc. (b) (g) (h) (i)	21	—
Mastercard Inc. - Class A	7	1,356
MediaTek Inc.	11	82
Micron Technology Inc. (b)	13	400
Microsoft Corp. (c)	492	50,017
Murata Manufacturing Co. Ltd.	89	12,041
Nanya Technology Corp.	92	166
NCSoft Corp.	3	1,118
Nexon Co. Ltd. (b)	3	32
Nokia Oyj	56	322
NXP Semiconductors NV	5	347
Oracle Corp.	88	3,969
Oracle Corp. Japan	3	203
Paychex Inc.	6	376
PayPal Holdings Inc. (b)	3	248
Pure Storage Inc. - Class A (b) (e)	303	4,868
QUALCOMM Inc.	212	12,067
Red Hat Inc. (b)	2	337
Rohm Co. Ltd.	105	6,692
Samsung Electro-Mechanics Co. Ltd.	—	9
Samsung Electronics Co. Ltd.	15	510
Samsung SDS Co. Ltd.	1	103
SAP SE	3	328
Symantec Corp.	1	23
Taiwan Semiconductor Manufacturing Co. Ltd.	301	2,205
Tata Consultancy Services Ltd.	6	156
Telefonaktiebolaget LM Ericsson - Class B	41	362
Visa Inc. - Class A	12	1,590
VMware Inc. - Class A	3	347
Western Digital Corp.	245	9,052
Yageo Corp.	8	84
		198,760
Materials 3.3%
Air Products & Chemicals Inc.	151	24,193
Angang Steel Co. Ltd.	140	96
Anglo American Plc	7	158
Anhui Conch Cement Co. Ltd. - Class H	33	158
Asahi Kasei Corp.	389	3,998

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

6

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
BHP Group Plc	4	95
Cemex SAB de CV - Series A (b) (e)	140	68
China National Building Material Co. Ltd. - Class H	82	56
China Resources Cement Holdings Ltd.	312	281
Daicel Corp.	141	1,446
Dowa Holdings Co. Ltd.	20	602
DowDuPont Inc.	288	15,422
Eregli Demir ve Celik Fabrikalari TAS	4	6
Evonik Industries AG	19	469
Formosa Chemicals & Fibre Corp.	314	1,071
Formosa Plastics Corp.	362	1,188
Goldcorp Inc.	1	14
Hitachi Chemical Co. Ltd. (e)	49	728
Honam Petrochemical Corp.	—	12
Huntsman Corp.	9	168
JFE Holdings Inc.	4	65
JSW Steel Ltd.	12	52
Kumba Iron Ore Ltd.	1	10
Kuraray Co. Ltd.	52	735
LG Chem Ltd.	5	1,709
Nan Ya Plastics Corp.	447	1,096
Newcrest Mining Ltd.	119	1,835
Newmont Mining Corp.	290	10,042
Nine Dragons Paper Holdings Ltd.	26	24
Nitto Denko Corp.	268	13,382
Nutrien Ltd.	7	317
Packaging Corp. of America	3	266
POSCO	7	1,603
PTT Global Chemical PCL	699	1,531
Quintis Pty Ltd. (b) (g) (h) (i)	3,771	2,019
Rio Tinto Ltd.	3	166
Shin-Etsu Chemical Co. Ltd.	165	12,749
Siam Cement PCL	103	1,369
Sinopec Shanghai Petrochemical Co. Ltd. - Class H	504	219
Southern Copper Corp.	1	27
Sumitomo Chemical Co. Ltd.	52	251
Suzano Papel e Celulose SA	5	52
Teck Resources Ltd. - Class B	9	189
Toagosei Co. Ltd.	110	1,206
Tokyo Steel Manufacturing Co. Ltd.	181	1,464
Toray Industries Inc. (e)	826	5,804
Ube Industries Ltd.	291	5,881
Wheaton Precious Metals Corp.	56	1,095
Yamato Kogyo Co. Ltd.	27	619
Zijin Mining Group Co. Ltd. - Class H	156	59
		116,065
Real Estate 1.6%
Agile Property Holdings Ltd.	120	140
American Tower Corp.	6	898
CapitaLand Ltd.	6,702	15,250
CK Asset Holdings Ltd.	7	51
Country Garden Holdings Co. Ltd.	73	88
Daiwa House Industry Co. Ltd.	3	95
Equity Residential Properties Inc.	92	6,042
Hang Lung Properties Ltd.	916	1,745
Hongkong Land Holdings Ltd.	41	258
Link REIT	168	1,700
Mitsubishi Estate Co. Ltd.	65	1,025
Mitsui Fudosan Co. Ltd.	8	183
Sino Land Co.	512	876
St. Joe Co. (b)	50	659
Stockland	52	129
Sun Hung Kai Properties Ltd.	1,211	17,257
Swire Pacific Ltd. - Class A	107	1,137
Unibail-Rodamco SE	31	4,883
Vonovia SE	19	876
Vornado Realty Trust	5	303
Weyerhaeuser Co.	13	282
Wharf Real Estate Investment Co. Ltd.	171	1,022
		54,899
Utilities 2.2%
AES Corp.	17	241
AGL Energy Ltd.	31	451
CenterPoint Energy Inc.	7	190
	Shares/Par[1]	Value ($)
CEZ A/S	63	1,509
China Resources Gas Group Ltd.	32	127
CK Infrastructure Holdings Ltd.	206	1,564
CLP Holdings Ltd.	160	1,814
Enel SpA	1,536	8,916
Engie SA	21	295
Exelon Corp.	9	398
National Grid Plc	59	574
NextEra Energy Inc.	162	28,144
NextEra Energy Partners LP (e)	127	5,448
NRG Energy Inc.	7	272
PG&E Corp. (b)	7	166
Power Assets Holdings Ltd.	63	441
Sempra Energy	68	7,408
Snam Rete Gas SpA	644	2,827
SSE Plc	12	162
Tokyo Gas Co. Ltd.	497	12,607
Vistra Energy Corp. (b)	73	1,669
Xcel Energy Inc.	4	179
		75,402
Total Common Stocks (cost $2,083,564)		2,017,272
TRUST PREFERREDS 0.2%
Financials 0.2%
Citigroup Capital XIII	122	3,238
GMAC Capital Trust I	135	3,411
Total Trust Preferreds (cost $6,845)		6,649
PREFERRED STOCKS 1.0%
Communication Services 0.4%
Uber Technologies Inc. (b) (g) (h) (i)	303	13,631
Energy 0.0%
Petroleo Brasileiro SA (j)	7	38
Financials 0.3%
Itau Unibanco Holding SA (j)	195	1,790
Mandatory Exchangeable Trust, 5.75%, 06/01/19 (j) (k)	53	8,171
Wells Fargo & Co. - Series L, 7.50% (j) (l)	1	1,431
		11,392
Health Care 0.1%
Grand Rounds Inc. - Series C (b) (g) (h) (i)	639	1,565
Information Technology 0.1%
Lookout Inc. - Series F (b) (g) (h) (i)	284	1,714
Palantir Technologies Inc. - Series I (b) (g) (h) (i)	512	2,773
Samsung Electronics Co. Ltd.	8	240
		4,727
Materials 0.0%
Braskem SA - Series A	3	42
Real Estate 0.1%
Welltower Inc., 6.50% (j) (l)	48	3,060
Total Preferred Stocks (cost $24,029)		34,455
CORPORATE BONDS AND NOTES 5.3%
Communication Services 0.7%
AT&T Inc.
3.60%, 02/17/23	5,483	5,433
Baidu Inc.
4.38%, 05/14/24	2,085	2,103
Comcast Corp.
3.45%, 10/01/21	2,099	2,120
2.75%, 03/01/23	2,635	2,567
3.70%, 04/15/24	5,209	5,232
Hughes Satellite Systems Corp.
7.63%, 06/15/21	444	462
Intelsat Jackson Holdings Ltd.
8.00%, 02/15/24 (k)	741	764
NBCUniversal Enterprise Inc.
5.25%, (callable at 100 beginning 03/19/21) (k) (l)	2,011	2,037
Telecom Italia SpA
5.30%, 05/30/24 (k)	1,556	1,476
Verizon Communications Inc.
3.13%, 03/16/22	2,737	2,716
		24,910

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

7

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Consumer Discretionary 0.2%
eBay Inc.
2.75%, 01/30/23	1,411	1,359
Starbucks Corp.
3.10%, 03/01/23	2,636	2,593
Walgreen Co.
3.10%, 09/15/22	2,685	2,622
		6,574
Consumer Staples 0.3%
Anheuser-Busch InBev Worldwide Inc.
3.50%, 01/12/24	1,576	1,532
4.00%, 04/13/28	2,597	2,489
China Milk Products Group Ltd.
0.00%, 01/05/12 (b) (j) (m)	100	1
Danone SA
2.59%, 11/02/23 (k)	2,720	2,586
Edgewell Personal Care Co.
4.70%, 05/19/21 - 05/24/22	2,542	2,486
Philip Morris International Inc.
2.50%, 11/02/22	507	487
3.60%, 11/15/23	1,055	1,049
REI Agro Ltd.
0.00%, 11/13/14 (b) (h) (j) (m)	628	2
0.00%, 11/13/14 (b) (j) (k) (m)	185	1
		10,633
Energy 0.2%
BP Capital Markets America Inc.
3.79%, 02/06/24	2,215	2,241
Enterprise Products Operating LLC
3.35%, 03/15/23	1,407	1,387
3.90%, 02/15/24	824	829
Williams Cos. Inc.
3.70%, 01/15/23	1,324	1,294
		5,751
Financials 2.1%
American Express Co.
4.90%, (callable at 100 beginning 03/15/20) (l)	1,735	1,674
3.70%, 08/03/23	5,629	5,645
Bank of America Corp.
2.37%, 07/21/21 (n)	1,148	1,127
3.30%, 01/11/23	2,630	2,588
4.00%, 01/22/25	1,406	1,372
Bayer Capital Corp. BV
5.63%, 11/22/19, EUR (e) (j) (k)	5,600	4,814
Capital One Financial Corp.
3.20%, 01/30/23	1,892	1,836
3.30%, 10/30/24	828	782
Citigroup Inc.
5.88%, (callable at 100 beginning 03/27/20) (e) (l)	5,912	5,747
5.95%, (callable at 100 beginning 08/15/20) (l)	2,395	2,315
2.45%, 01/10/20	2,535	2,513
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.95%, 11/09/22	873	870
Goldman Sachs Group Inc.
5.38%, (callable at 100 beginning 05/10/20) (l)	2,793	2,694
2.91%, 06/05/23	2,630	2,517
HSBC Holdings Plc
6.38%, (callable at 100 beginning 09/17/24) (j) (l)	5,095	4,834
3.26%, 03/13/23 (n)	2,534	2,481
ING Groep NV
6.00%, (callable at 100 beginning 04/16/20) (j) (l)	1,240	1,204
4.10%, 10/02/23	3,700	3,703
Lloyds Bank Plc
13.00%, (callable at 100 beginning 01/22/29), GBP (l)	2,862	5,863
Morgan Stanley
5.45%, (callable at 100 beginning 07/15/19) (l)	1,971	1,922
Prudential Financial Inc.
5.88%, 09/15/42 (n)	1,502	1,509
5.63%, 06/15/43 (n)	998	971
Sumitomo Mitsui Financial Group Inc.
3.94%, 10/16/23 (e)	8,086	8,205
	Shares/Par[1]	Value ($)
UBS Group AG
4.13%, 09/24/25 (k)	1,805	1,793
USB Capital IX
3.50%, (3M USD LIBOR + 1.02%), (callable at 100 beginning 02/11/19) (l) (n)	695	518
Wells Fargo & Co.
3.07%, 01/24/23	547	532
Wells Fargo Bank NA
3.55%, 08/14/23	3,565	3,552
		73,581
Health Care 1.0%
Actavis Funding SCS
3.45%, 03/15/22	2,497	2,456
Becton Dickinson & Co.
3.13%, 11/08/21	2,550	2,507
2.89%, 06/06/22	2,102	2,036
3.36%, 06/06/24	1,120	1,074
Bio City Development Co. BV
0.00%, 07/06/18 (b) (g) (h) (i) (j) (m)	600	93
CVS Health Corp.
3.70%, 03/09/23	8,082	7,993
Forest Laboratories Inc.
5.00%, 12/15/21 (k)	1,235	1,271
Gilead Sciences Inc.
3.25%, 09/01/22	2,631	2,619
Halfmoon Parent Inc.
3.40%, 09/17/21 (k)	3,567	3,559
3.75%, 07/15/23 (k)	3,037	3,027
Takeda Pharmaceutical Co. Ltd.
3.80%, 11/26/20 (k)	1,945	1,957
UnitedHealth Group Inc.
3.50%, 06/15/23 - 02/15/24	4,237	4,266
		32,858
Industrials 0.1%
Inversiones Alsacia SA
0.00%, 03/11/19 (b) (h) (i) (m)	2,290	55
Northrop Grumman Corp.
2.55%, 10/15/22	2,629	2,545
		2,600
Information Technology 0.3%
Apple Inc.
3.35%, 02/09/27	4,593	4,492
3.20%, 05/11/27	4,414	4,268
QUALCOMM Inc.
2.60%, 01/30/23	1,325	1,272
2.90%, 05/20/24	1,577	1,502
		11,534
Materials 0.3%
DowDuPont Inc.
3.77%, 11/15/20	2,085	2,105
Quintis Pty Ltd.
8.00%, 10/01/26 (e) (g) (k) (o)	397	397
0.00%, 10/01/28 (e) (g) (k) (o)	7,352	7,352
Sherwin-Williams Co.
2.25%, 05/15/20	528	520
		10,374
Real Estate 0.1%
AvalonBay Communities Inc.
3.50%, 11/15/24	549	549
CapitaLand Ltd.
1.95%, 10/17/23, SGD (j) (k)	2,750	1,897
Simon Property Group LP
2.75%, 06/01/23	1,052	1,019
		3,465
Utilities 0.0%
Sempra Energy
2.88%, 10/01/22	739	713
Total Corporate Bonds And Notes (cost $190,162)		182,993

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

8

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SENIOR LOAN INTERESTS 0.1%
Consumer Discretionary 0.1%
Hilton Worldwide Finance LLC
Term Loan B-2, 4.26%, (3M LIBOR + 1.75%), 10/25/23 (n)	3,852	3,707
Energy 0.0%
Fieldwood Energy LLC
Term Loan, 7.59%, (3M LIBOR + 5.25%), 04/11/22 (n)	486	453
Term Loan, 9.59%, (1M LIBOR + 7.25%), 04/11/23 (n)	656	570
		1,023
Total Senior Loan Interests (cost $5,000)		4,730
GOVERNMENT AND AGENCY OBLIGATIONS 25.3%
Sovereign 2.8%
Argentina Government International Bond
2.37%, 12/31/33, EUR (o)	6,360	6,122
Argentina Republic Government International Bond
3.38%, 01/15/23, EUR	3,172	2,852
6.88%, 01/26/27	11,041	8,391
5.88%, 01/11/28 (e)	16,091	11,475
5.25%, 01/15/28, EUR	517	423
Australia Government Bond
3.00%, 03/21/47, AUD (h)	11,216	8,178
Bundesrepublik Deutschland
0.50%, 02/15/28, EUR (h)	25,166	29,677
Canada Government Bond
0.75%, 03/01/21, CAD	8,809	6,307
Mexico Bonos
6.50%, 06/10/21, MXN	252,442	12,271
8.00%, 12/07/23, MXN	241,302	11,994
		97,690
Treasury Inflation Indexed Securities 0.8%
U.S. Treasury Inflation Indexed Note
0.63%, 04/15/23 (p)	28,440	27,991
U.S. Treasury Securities 21.7%
U.S. Treasury Note
1.50%, 11/30/19 (q)	8,325	8,240
2.75%, 08/31/23	84,972	85,928
2.88%, 09/30/23 - 11/30/25	297,823	302,795
2.88%, 10/31/23 (d)	236,356	240,345
3.00%, 10/31/25 (d)	111,490	114,382
		751,690
Total Government And Agency Obligations (cost $870,092)		877,371
INVESTMENT COMPANIES 1.3%
iShares Gold Trust Fund (b) (q) (r)	2,162	26,566
SPDR Gold Trust ETF (b) (d) (q)	116	14,073
VanEck Vectors Gold Miners ETF	202	4,265
Total Investment Companies (cost $47,048)		44,904
SHORT TERM INVESTMENTS 9.4%
Securities Lending Collateral 1.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (r) (s)	39,433	39,433
Treasury Securities 8.3%
Japan Treasury Bill
-0.31%, 01/28/19, JPY (t)	2,181,800	19,911
-0.32%, 02/04/19, JPY (t)	2,180,450	19,898
-0.24%, 03/04/19, JPY (t)	2,260,900	20,632
-0.21%, 03/25/19, JPY (t)	962,800	8,787
U.S. Treasury Bill
2.27%, 01/02/19 (t)	3,000	3,000
2.30%, 01/03/19 (t)	50,000	49,991
2.16%, 01/08/19 (t)	19,000	18,991
2.33%, 01/15/19 (t)	35,000	34,969
2.34%, 01/22/19 (t)	60,000	59,915
	Shares/Par[1]	Value ($)
2.19%, 01/31/19 (t)	50,000	49,900
		285,994
Total Short Term Investments (cost $323,798)		325,427
Total Investments 100.7% (cost $3,550,538)		3,493,801
Total Securities Sold Short (0.6)% (proceeds $23,922)		(20,235)
Total Purchased Options 0.2% (cost $18,938)		8,291
Other Derivative Instruments (0.7)%		(24,901)
Other Assets and Liabilities, Net 0.4%		13,344
Total Net Assets 100.0%		3,470,300

(a)  Consolidated Schedule of Investments.

(b)  Non-income producing security.

(c)   All or a portion of the security is subject to a written call option.

(d)   All or a portion of the security is pledged or segregated as collateral.

(e)   All or portion of the security was on loan.

(f)   Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h)   Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(i)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(j)   Convertible security.

(k)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $41,102 and 1.2%, respectively.

(l)  Perpetual security. Next contractual call date presented, if applicable.

(m)   Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(n)   Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(o)  Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(p)   Treasury inflation indexed note, par amount is adjusted for inflation.

(q)   All or a portion of the security is held in the respective subsidiary. See Significant Accounting Policies, Basis of Consolidation in the Notes to Financial Statements.

(r)  Investment in affiliate.

(s)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(t)   The coupon rate represents the yield to maturity.

SECURITIES SOLD SHORT (0.6%)
COMMON STOCKS (0.6%)
Communication Services (0.0%)
BT Group Plc	(39)	(119)
Electronic Arts Inc.	—	(23)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

9

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
LINE Corp.	(5)	(154)
		(296)
Consumer Discretionary (0.1%)
Aptiv Plc	(1)	(41)
Brilliance China Automotive Holdings Ltd.	(278)	(207)
Ctrip.com International Ltd. - ADR	(3)	(82)
Daimler AG	(9)	(457)
Fast Retailing Co. Ltd.	—	(102)
Geely Automobile Holdings Ltd.	(34)	(60)
Great Wall Motor Co. Ltd. - Class H	(195)	(112)
Hennes & Mauritz AB - Class B	(6)	(80)
Huazhu Group Ltd. - ADS	(14)	(400)
Sharp Corp.	(7)	(72)
Shenzhou International Group Holdings Ltd.	(14)	(159)
Shimano Inc.	—	(42)
TAL Education Group - ADS	(6)	(153)
Tesla Inc.	(1)	(327)
Vipshop Holdings Ltd. - ADR	(91)	(497)
Volkswagen AG	(1)	(91)
		(2,882)
Consumer Staples (0.1%)
British American Tobacco Plc	(3)	(103)
Clorox Co.	(3)	(440)
FamilyMart UNY Holdings Co. Ltd.	(2)	(304)
General Mills Inc.	(2)	(64)
Hershey Co.	—	(49)
Hormel Foods Corp.	(4)	(176)
Pernod-Ricard SA	(12)	(1,916)
Reckitt Benckiser Group Plc	(2)	(129)
Saputo Inc.	(9)	(268)
		(3,449)
Energy (0.0%)
Baker Hughes a GE Co. LLC - Class A	(2)	(36)
Cenovus Energy Inc.	(62)	(438)
Concho Resources Inc.	(2)	(190)
Diamondback Energy Inc.	(1)	(138)
Hess Corp.	(1)	(32)
National Oilwell Varco Inc.	(1)	(16)
		(850)
Financials (0.0%)
T. Rowe Price Group Inc.	(1)	(104)
Health Care (0.1%)
Alibaba Health Information Technology Ltd.	(270)	(218)
AmerisourceBergen Corp.	(1)	(54)
Daiichi Sankyo Co. Ltd.	(2)	(70)
Incyte Corp.	(6)	(379)
Regeneron Pharmaceuticals Inc.	(1)	(241)
Wuxi Biologics Cayman Inc.	(59)	(371)
		(1,333)
Industrials (0.0%)
Bollore SA	(35)	(139)
China Southern Airlines Co. Ltd. - Class H	(10)	(6)
China State Construction International Holdings Ltd.	(72)	(57)
Fanuc Ltd.	—	(30)
Fortive Corp.	(4)	(279)
Komatsu Ltd.	(4)	(86)
Makita Corp.	(5)	(163)
SMC Corp.	—	(60)
Transurban Group	(16)	(133)
Zhuzhou CSR Times Electric Co. Ltd. - Class H	(15)	(82)
		(1,035)
Information Technology (0.2%)
AAC Technologies Holdings Inc.	(27)	(154)
Analog Devices Inc.	(1)	(93)
Autohome Inc. - Class A - ADR	(3)	(264)
BYD Electronic International Co. Ltd.	(20)	(25)
NEC Electronics Corp.	(3)	(15)
NetEase.com Inc. - ADR	(1)	(245)
Nvidia Corp.	(1)	(81)
Salesforce.com Inc.	—	(55)
Square Inc. - Class A	(8)	(468)
	Shares/Par[1]	Value ($)
Sumco Corp.	(193)	(2,146)
Sunny Optical Technology Group Co. Ltd.	(52)	(464)
Workday Inc. - Class A	(1)	(207)
Worldpay Inc. - Class A	(2)	(141)
Yaskawa Electric Corp.	(94)	(2,292)
ZTE Corp. - Class H	(10)	(19)
		(6,669)
Materials (0.1%)
Barrick Gold Corp.	(2)	(26)
BASF SE	(1)	(66)
Freeport-McMoRan Inc. - Class B	(2)	(16)
Linde Plc	—	(58)
LyondellBasell Industries NV - Class A	(15)	(1,216)
Nippon Paint Co. Ltd.	(12)	(407)
PPG Industries Inc.	(1)	(121)
Sherwin-Williams Co.	(1)	(506)
ThyssenKrupp AG	(21)	(355)
		(2,771)
Real Estate (0.0%)
China Evergrande Group	(85)	(251)
Digital Realty Trust Inc.	(3)	(300)
		(551)
Utilities (0.0%)
Beijing Enterprises Water Group Ltd.	(46)	(24)
China Gas Holdings Ltd.	(7)	(26)
Edison International	(1)	(71)
		(121)
Total Common Stocks (proceeds $23,739)		(20,061)
PREFERRED STOCKS (0.0%)
Consumer Discretionary (0.0%)
Volkswagen AG (a)	(1)	(174)
Total Preferred Stocks (proceeds $183)		(174)
Total Securities Sold Short (0.6%) (proceeds $23,922)		(20,235)

(a)  Convertible security.

JNL/Crescent High Income Fund (a)
CORPORATE BONDS AND NOTES 74.8%
Communication Services 11.8%
Block Communications Inc.
6.88%, 02/15/25 (b)	1,475	1,490
Cablevision Systems Corp.
5.88%, 09/15/22	6,000	5,905
CCO Holdings LLC
5.25%, 09/30/22	2,225	2,216
5.13%, 02/15/23	4,025	3,924
CenturyLink Inc.
6.45%, 06/15/21	1,500	1,494
5.80%, 03/15/22	1,750	1,681
7.50%, 04/01/24 (c)	1,000	969
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22	3,000	3,011
CSC Holdings LLC
5.13%, 12/15/21 (b)	1,500	1,472
DISH DBS Corp.
6.75%, 06/01/21	5,000	4,955
5.00%, 03/15/23	4,350	3,583
Frontier Communications Corp.
10.50%, 09/15/22 (c)	4,000	2,774
8.50%, 04/01/26 (b)	1,675	1,466
Hughes Satellite Systems Corp.
7.63%, 06/15/21	2,500	2,603
Intelsat Jackson Holdings SA
5.50%, 08/01/23	1,625	1,428
LIN Television Corp.
5.88%, 11/15/22	2,000	1,996
Match Group Inc.
6.38%, 06/01/24	2,000	2,041
Sable International Finance Ltd.
6.88%, 08/01/22 (b)	1,699	1,744
Salem Media Group Inc.
6.75%, 06/01/24 (d) (e)	1,325	1,205

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

10

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Sirius XM Radio Inc.
3.88%, 08/01/22 (b)	5,500	5,264
Sprint Corp.
7.25%, 09/15/21	11,750	12,016
Sprint Nextel Corp.
6.00%, 11/15/22	1,500	1,474
T-Mobile USA Inc.
6.00%, 03/01/23	1,800	1,810
Townsquare Media Inc.
6.50%, 04/01/23 (c) (d) (e)	2,950	2,716
VTR Finance BV
6.88%, 01/15/24 (b)	1,797	1,798
Windstream Corp.
7.75%, 10/15/20	1,000	693
		71,728
Consumer Discretionary 7.7%
Altice SA
7.75%, 05/15/22 (b) (c)	4,250	3,875
AV Homes Inc.
6.63%, 05/15/22	3,500	3,504
Beazer Homes USA Inc.
7.25%, 02/01/23 (d)	2,500	2,363
CCM Merger Inc.
6.00%, 03/15/22 (d) (e)	400	406
CEC Entertainment Inc.
8.00%, 02/15/22 (d)	750	662
EMI Music Publishing Group North America Holdings Inc.
7.63%, 06/15/24 (d) (e)	750	794
Fiat Chrysler Automobiles NV
5.25%, 04/15/23	2,750	2,694
Hanesbrands Inc.
4.63%, 05/15/24 (b)	1,000	937
KGA Escrow LLC
7.50%, 08/15/23 (b)	2,300	2,277
Lamar Media Corp.
5.00%, 05/01/23	2,750	2,739
MGM Resorts International
6.63%, 12/15/21	4,000	4,109
7.75%, 03/15/22	900	957
5.75%, 06/15/25	1,500	1,449
Neiman Marcus Group Ltd. Inc.
8.00%, 10/15/21 (b)	1,250	517
Nexteer Automotive Group Ltd.
5.88%, 11/15/21 (b)	3,100	3,147
PF Chang's China Bistro Inc.
10.25%, 06/30/20 (c) (d) (e)	1,750	1,606
Scientific Games International Inc.
10.00%, 12/01/22	3,750	3,800
Silversea Cruise Finance Ltd.
7.25%, 02/01/25 (b)	1,000	1,057
Tempur Sealy International Inc.
5.63%, 10/15/23	4,000	3,853
Videotron Ltd.
5.00%, 07/15/22	3,500	3,498
Viking Cruises Ltd.
6.25%, 05/15/25 (d) (e)	1,000	985
Williams Scotsman International Inc.
7.88%, 12/15/22 (d) (e)	1,700	1,679
		46,908
Consumer Staples 1.1%
Clearwater Seafoods Inc.
6.88%, 05/01/25 (d) (e)	875	836
Dean Foods Co.
6.50%, 03/15/23 (b) (c)	3,000	2,418
First Quality Finance Co. Inc.
4.63%, 05/15/21 (b)	650	629
Kronos Acquisition Holdings Inc.
9.00%, 08/15/23 (b)	3,325	2,586
		6,469
Energy 8.5%
Antero Resources Corp.
5.13%, 12/01/22	3,250	3,055
	Shares/Par[1]	Value ($)
Ascent Resources Utica Holdings LLC
10.00%, 04/01/22 (b)	1,000	1,025
Calfrac Holdings LP
8.50%, 06/15/26 (b)	2,100	1,586
California Resources Corp.
8.00%, 12/15/22 (b) (c)	1,750	1,183
Chesapeake Energy Corp.
8.00%, 06/15/27	1,000	842
CITGO Holding Inc.
10.75%, 02/15/20 (b)	3,250	3,314
Crestwood Midstream Partners LP
6.25%, 04/01/23 (f)	2,250	2,159
Denbury Resources Inc.
9.00%, 05/15/21 (b)	2,250	2,104
EP Energy LLC
8.00%, 11/29/24 (b) (c)	2,500	1,822
Exterran Partners LP
6.00%, 04/01/21	2,001	1,941
Gulfport Energy Corp.
6.63%, 05/01/23	1,250	1,187
Hess Infrastructure Partners LP
5.63%, 02/15/26 (b)	2,125	2,066
Hilcorp Energy I LP
5.00%, 12/01/24 (b)	1,025	911
Jones Energy Holdings LLC
6.75%, 04/01/22	2,000	404
Murphy Oil Corp.
5.75%, 08/15/25	2,000	1,883
Murphy Oil USA Inc.
6.00%, 08/15/23	2,575	2,590
Nabors Industries Inc.
5.50%, 01/15/23 (c)	1,875	1,485
Newfield Exploration Co.
5.75%, 01/30/22	2,000	2,030
Oasis Petroleum Inc.
6.88%, 03/15/22	947	897
Oceaneering International Inc.
4.65%, 11/15/24	2,500	1,962
Range Resources Corp.
5.88%, 07/01/22	1,250	1,162
Rose Rock Midstream LP
5.63%, 07/15/22	2,500	2,356
Sanchez Energy Corp.
7.75%, 06/15/21	1,000	233
6.13%, 01/15/23	500	89
7.25%, 02/15/23 (b) (c)	500	408
SESI LLC
7.13%, 12/15/21	3,750	3,187
Summit Midstream Holdings LLC
5.50%, 08/15/22	1,000	971
Sunoco LP
4.88%, 01/15/23	3,000	2,930
Weatherford International Ltd.
4.50%, 04/15/22	2,000	1,161
Welltec AS
9.50%, 12/01/22 (b)	4,875	4,804
		51,747
Financials 12.9%
Ally Financial Inc.
4.13%, 02/13/22 (c)	3,500	3,387
4.63%, 05/19/22	1,750	1,723
Altice Financing SA
6.63%, 02/15/23 (b)	2,250	2,165
Aston Martin Capital Holdings Ltd.
6.50%, 04/15/22 (b)	500	475
Cemex Finance LLC
6.00%, 04/01/24 (d) (e)	750	746
CIT Group Inc.
5.00%, 08/15/22	5,250	5,178
Credit Acceptance Corp.
6.13%, 02/15/21	3,000	2,995
7.38%, 03/15/23	2,044	2,092
CSTN Merger Sub Inc.
6.75%, 08/15/24 (b)	1,000	878

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

11

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
DAE Funding LLC
4.50%, 08/01/22 (b)	2,000	1,914
5.00%, 08/01/24 (b)	1,750	1,693
Dell EMC
7.13%, 06/15/24 (b)	4,000	4,071
DJO Finance LLC
10.75%, 04/15/20 (d)	2,050	2,051
goeasy Ltd.
7.88%, 11/01/22 (b)	1,300	1,318
Grinding Media Inc.
7.38%, 12/15/23 (b)	3,000	2,901
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (b)	900	819
Icahn Enterprises LP
5.88%, 02/01/22	3,475	3,406
6.25%, 02/01/22	2,775	2,768
Intesa Sanpaolo SpA
3.13%, 07/14/22 (b)	2,200	2,032
Jack Ohio Finance LLC
10.25%, 11/15/22 (b)	1,250	1,325
Jefferies Finance LLC
6.88%, 04/15/22 (b)	2,275	2,204
Ladder Capital Finance Holdings LLC
5.88%, 08/01/21 (b)	1,018	1,019
Level 3 Financing Inc.
5.38%, 08/15/22 - 01/15/24	4,535	4,350
Navient Corp.
5.88%, 03/25/21	5,000	4,788
Nielsen Finance LLC
5.00%, 04/15/22 (b)	2,000	1,920
Oxford Finance LLC
6.38%, 12/15/22 (b)	1,500	1,489
Royal Bank of Scotland Group Plc
6.00%, 12/19/23	1,050	1,062
SLM Corp.
5.50%, 01/25/23	1,500	1,315
Solera LLC
10.50%, 03/01/24 (b)	2,850	3,035
Springleaf Finance Corp.
6.13%, 05/15/22	2,125	2,060
5.63%, 03/15/23	4,500	4,121
Starwood Property Trust Inc.
5.00%, 12/15/21	2,500	2,460
Travelport Corporate Finance Plc
6.00%, 03/15/26 (b)	900	908
Virgin Media Secured Finance Plc
5.25%, 01/15/21	4,000	3,930
		78,598
Health Care 8.9%
Centene Corp.
4.75%, 01/15/25	2,000	1,912
Community Health Systems Inc.
8.00%, 11/15/19	3,500	3,322
5.13%, 08/01/21 (c)	1,000	930
6.25%, 03/31/23 (c)	2,300	2,092
Elanco Animal Health Inc.
4.27%, 08/28/23 (b)	1,525	1,522
Endo Finance LLC
5.88%, 10/15/24 (b) (c)	1,525	1,436
HCA Inc.
6.50%, 02/15/20	4,000	4,100
5.88%, 05/01/23	4,500	4,564
5.38%, 02/01/25	2,300	2,254
Horizon Pharma Inc.
6.63%, 05/01/23	1,000	961
8.75%, 11/01/24 (b) (c)	250	254
Mallinckrodt International Finance SA
5.75%, 08/01/22 (b) (c)	1,750	1,504
5.63%, 10/15/23 (b) (c)	1,000	760
MEDNAX Inc.
5.25%, 12/01/23 (b)	1,500	1,473
RegionalCare Hospital Partners Holdings Inc.
8.25%, 05/01/23 (b)	1,625	1,641
	Shares/Par[1]	Value ($)
Select Medical Corp.
6.38%, 06/01/21	2,000	1,998
Tenet Healthcare Corp.
4.75%, 06/01/20	2,750	2,748
4.38%, 10/01/21	2,250	2,179
7.50%, 01/01/22 (b)	1,000	1,015
8.13%, 04/01/22	750	751
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23	4,000	3,483
Universal Hospital Services Inc.
7.63%, 08/15/20	4,500	4,475
Valeant Pharmaceuticals International Inc.
5.50%, 03/01/23 (b)	4,000	3,653
7.00%, 03/15/24 (b)	5,000	5,065
		54,092
Industrials 9.1%
ADT Corp.
3.50%, 07/15/22	750	694
4.13%, 06/15/23	3,000	2,745
Arconic Inc.
5.13%, 10/01/24	3,000	2,891
ARD Securities Finance SARL
8.50%, 01/31/23 (b) (g)	875	731
BBA US Holdings Inc.
5.38%, 05/01/26 (b)	275	260
Bombardier Inc.
8.75%, 12/01/21 (b)	2,500	2,575
6.00%, 10/15/22 (b) (c)	4,500	4,220
Engility Corp.
8.88%, 09/01/24 (d)	3,000	3,238
Fly Leasing Ltd.
6.38%, 10/15/21 (d)	3,045	3,052
Fortress Transportation & Infrastructure Investors LLC
6.75%, 03/15/22 (b)	1,750	1,747
6.50%, 10/01/25 (b)	2,200	2,075
Gibraltar Industries Inc.
6.25%, 02/01/21 (f)	3,850	3,856
Herc Rentals Inc.
7.50%, 06/01/22 (b) (c)	2,450	2,561
Hertz Corp.
5.88%, 10/15/20	4,375	4,250
Manitowoc Co. Inc.
12.75%, 08/15/21 (b)	2,000	2,131
Mobile Mini Inc.
5.88%, 07/01/24 (d)	1,925	1,897
Monitronics International Inc.
9.13%, 04/01/20	2,325	580
NMG Finco Plc
5.75%, 08/01/22 (b)	1,950	1,766
Park Aerospace Holdings Ltd.
5.25%, 08/15/22 (b)	4,000	3,883
5.50%, 02/15/24 (b)	500	483
Prime Security Services Borrower LLC
9.25%, 05/15/23 (b)	2,750	2,835
TransDigm Inc.
6.00%, 07/15/22	3,000	2,936
United Continental Holdings Inc.
4.25%, 10/01/22	4,500	4,361
		55,767
Information Technology 5.8%
Advanced Micro Devices Inc.
7.00%, 07/01/24	3,250	3,366
Cardtronics Inc.
5.50%, 05/01/25 (b)	1,000	926
EIG Investors Corp.
10.88%, 02/01/24 (d)	2,500	2,612
EMC Corp.
3.38%, 06/01/23	1,000	875
First Data Corp.
5.75%, 01/15/24 (b)	1,500	1,462
Inception Merger Sub Inc.
8.63%, 11/15/24 (b) (c)	3,000	2,339

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

12

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Infor Software Parent LLC
7.88%, 05/01/21 (b) (g)	4,000	3,889
Ingram Micro Inc.
5.00%, 08/10/22	1,450	1,424
5.45%, 12/15/24 (f)	3,550	3,336
j2 Cloud Services LLC
6.00%, 07/15/25 (b)	2,050	2,008
NCR Corp.
5.00%, 07/15/22	1,250	1,179
Open Text Corp.
5.63%, 01/15/23 (b)	1,500	1,503
5.88%, 06/01/26 (b)	2,000	1,981
Plantronics Inc.
5.50%, 05/31/23 (b)	1,000	938
Project Homestake Merger Corp.
8.88%, 03/01/23 (b) (c)	1,250	923
Sabre GLBL Inc.
5.38%, 04/15/23 (b)	2,000	1,996
5.25%, 11/15/23 (b)	1,750	1,729
Seagate HDD Cayman
4.75%, 06/01/23	3,000	2,826
		35,312
Materials 5.3%
ARD Finance SA
8.50%, 09/15/23 (g)	2,075	1,880
Ardagh Packaging Finance Plc
4.63%, 05/15/23 (b)	4,000	3,776
Ball Corp.
5.00%, 03/15/22	2,500	2,534
Building Materials Corp. of America
5.38%, 11/15/24 (b)	2,000	1,882
Cascades Inc.
5.50%, 07/15/22 (b)	2,500	2,437
Cemex SAB de CV
7.75%, 04/16/26 (b) (c)	2,000	2,108
CF Industries Inc.
3.45%, 06/01/23	1,250	1,157
Freeport-McMoRan Inc.
4.00%, 11/14/21	2,000	1,944
3.55%, 03/01/22	4,050	3,834
Huntsman International LLC
5.13%, 11/15/22	2,500	2,520
NOVA Chemicals Corp.
4.88%, 06/01/24 (b)	1,300	1,181
Perstorp Holding AB
8.50%, 06/30/21 (b)	1,064	1,098
PQ Corp.
6.75%, 11/15/22 (b)	1,000	1,024
Reynolds Group Issuer Inc.
5.13%, 07/15/23 (b)	5,250	4,995
		32,370
Real Estate 1.6%
Equinix Inc.
5.38%, 01/01/22	1,500	1,525
Greystar Real Estate Partners LLC
5.75%, 12/01/25 (b)	750	721
iStar Inc.
4.63%, 09/15/20	3,050	2,978
Newmark Group Inc.
6.13%, 11/15/23 (b) (h)	1,625	1,561
SBA Communications Corp.
4.88%, 07/15/22	3,250	3,203
		9,988
Utilities 2.1%
AES Corp.
4.50%, 03/15/23	1,500	1,462
Calpine Corp.
5.88%, 01/15/24 (b)	2,000	1,960
Clearway Energy Operating LLC
5.38%, 08/15/24	2,000	1,901
Dynegy Inc.
7.38%, 11/01/22	3,000	3,097
	Shares/Par[1]	Value ($)
Talen Energy Supply LLC
9.50%, 07/15/22 (b)	4,225	4,253
		12,673
Total Corporate Bonds And Notes (cost $480,378)		455,652
SENIOR LOAN INTERESTS 19.0%
Communication Services 1.0%
CenturyLink Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/15/25 (i)	238	221
GoodRx Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 10/10/25 (i)	151	145
Gray Television Inc.
Term Loan C, 0.00%, (3M LIBOR + 2.50%), 10/30/25 (i) (j)	194	187
GTT Communications Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 04/27/25 (i)	176	165
Intelsat Jackson Holdings SA
Term Loan B-3, 6.26%, (3M LIBOR + 3.75%), 11/27/23 (i)	226	218
ION Media Networks Inc.
Term Loan B-3, 5.10%, (3M LIBOR + 2.75%), 12/18/20 (i)	389	377
Maxar Technologies Ltd.
Term Loan B, 5.15%, (3M LIBOR + 2.75%), 07/07/24 (i)	346	318
Meredith Corp.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/31/25 (i)	401	388
Nexstar Broadcasting Inc.
Term Loan B-3, 4.76%, (3M LIBOR + 2.25%), 01/17/24 - 01/18/24 (i)	94	88
SBA Senior Finance II LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 03/26/25 (i)	601	575
Speedcast International Ltd.
Term Loan B, 5.55%, (3M LIBOR + 2.75%), 05/03/25 (i)	438	418
Incremental Delayed Draw Term Loan, 0.00%, (3M LIBOR + 2.75%), 05/20/25 (i) (j)	183	175
Sprint Communications Inc.
1st Lien Term Loan B, 4.88%, (3M LIBOR + 2.50%), 02/01/24 (i)	220	209
Syniverse Holdings Inc.
1st Lien Term Loan, 7.46%, (3M LIBOR + 5.00%), 02/09/23 (i)	522	465
Tribune Media Co.
Term Loan, 5.52%, (3M LIBOR + 3.00%), 12/27/20 (i)	14	14
Term Loan C, 5.52%, (3M LIBOR + 3.00%), 01/20/24 (i)	174	170
Triple Point Technology Inc.
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.25%), 07/10/20 (i) (k)	1,087	891
Vestcom Parent Holdings Inc.
1st Lien Term Loan, 6.34%, (3M LIBOR + 4.00%), 12/15/23 (d) (i) (k)	488	474
1st Lien Term Loan, 8.50%, (3M PRIME + 3.00%), 12/16/23 (i) (k)	—	—
Virgin Media Bristol LLC
Term Loan K, 4.96%, (3M LIBOR + 2.50%), 02/10/26 (i)	428	404
WeddingWire Inc.
Term Loan, 0.00%, (3M LIBOR + 4.50%), 10/30/25 (i) (j)	312	306
		6,208
Consumer Discretionary 5.0%
1011778 B.C. Unltd. Liability Co.
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/15/24 (i)	592	563
Academy Ltd.
Term Loan B, 6.35%, (3M LIBOR + 4.00%), 07/05/22 - 07/16/22 (i)	147	97

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

13

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Advantage Sales & Marketing Inc.
1st Lien Term Loan , 5.59%, (3M LIBOR + 3.25%), 07/11/21 (i)	189	166
Incremental Term Loan B, 5.59%, (3M LIBOR + 3.25%), 07/23/21 (i)	68	60
Allied Universal Holdco LLC
Term Loan, 6.14%, (3M LIBOR + 3.75%), 07/28/22 (i)	310	293
Incremental Term Loan, 6.77%, (3M LIBOR + 4.25%), 07/28/22 (i)	356	339
AMCP Clean Acquisition Co. LLC
Term Loan , 6.64%, (3M LIBOR + 4.25%), 07/10/25 (i)	451	445
Delayed Draw Term Loan, 6.89%, (3M LIBOR + 4.25%), 07/10/25 (i)	35	35
Delayed Draw Term Loan, 7.15%, (3M LIBOR + 4.25%), 07/10/25 (i)	7	7
American Bath Group LLC
Term Loan B, 6.64%, (3M LIBOR + 4.25%), 09/30/23 (i)	1,418	1,361
American Tire Distributors Holdings Inc.
Term Loan, 10.02%, (1M LIBOR + 7.50%), 10/01/21 (i)	560	455
Anastasia Parent LLC
Term Loan B, 6.18%, (3M LIBOR + 3.75%), 08/03/25 (i)	291	273
Bass Pro Group LLC
Term Loan B, 7.52%, (3M LIBOR + 5.00%), 11/15/23 (i)	303	290
BC Equity Ventures LLC
Term Loan , 6.09%, (3M LIBOR + 3.75%), 08/22/25 (i)	432	421
Boing US Holdco Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.25%), 09/20/24 (i)	457	437
Caesars Resort Collection LLC
1st Lien Term Loan B, 5.09%, (3M LIBOR + 2.75%), 12/23/24 (i)	617	591
California Pizza Kitchen Inc.
Term Loan, 8.39%, (3M LIBOR + 6.00%), 12/31/22 (i)	1,062	1,027
Camelot UK Holdco Ltd.
Term Loan, 5.59%, (1M LIBOR + 3.25%), 10/03/23 (i)	394	374
Charter Communications Operating LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/30/25 (i)	793	758
Container Store Inc.
Term Loan B-2, 7.34%, (3M LIBOR + 5.00%), 09/14/23 (d) (i) (k)	273	250
CSC Holdings LLC
Term Loan B, 4.96%, (3M LIBOR + 2.50%), 01/12/26 (i)	400	383
Dhanani Group Inc.
Term Loan B, 6.09%, (3M LIBOR + 3.75%), 06/22/25 (i) (k)	400	392
Dynacast International LLC
Term Loan B-2, 5.77%, (3M LIBOR + 3.25%), 01/28/22 (i) (k)	611	579
Golden Nugget Inc.
Incremental Term Loan B, 5.19%, (3M LIBOR + 2.75%), 09/07/23 (i)	93	89
Incremental Term Loan B, 5.28%, (3M LIBOR + 2.75%), 10/04/23 (i)	116	111
Helix Gen Funding LLC
Term Loan B, 6.09%, (3M LIBOR + 3.75%), 03/02/24 (i)	163	152
Hilton Worldwide Finance LLC
Term Loan B-2, 0.00%, (3M LIBOR + 1.75%), 10/25/23 (i) (j)	173	166
IRB Holding Corp.
1st Lien Term Loan, 5.68%, (3M LIBOR + 3.25%), 01/18/25 (i)	556	529
Kettle Cuisine LLC
Term Loan , 6.22%, (3M LIBOR + 3.75%), 08/22/25 (i)	901	895
	Shares/Par[1]	Value ($)
Lakeland Tours LLC
1st Lien Term Loan B, 6.79%, (3M LIBOR + 4.00%), 12/06/24 (i)	124	120
Las Vegas Sands LLC
Term Loan B, 0.00%, (3M LIBOR + 1.75%), 03/27/25 (i) (j)	149	142
Term Loan B, 4.09%, (3M LIBOR + 1.75%), 03/27/25 (i)	434	413
Learning Care Group Inc.
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 03/13/25 (i)	17	17
1st Lien Term Loan, 5.75%, (3M LIBOR + 3.25%), 03/13/25 (i)	152	145
1st Lien Term Loan, 5.76%, (3M LIBOR + 3.25%), 03/13/25 (i)	38	36
LifeMiles Ltd.
Term Loan B, 0.00%, (3M LIBOR + 5.50%), 08/17/22 (i) (j)	300	296
Term Loan B, 7.80%, (3M LIBOR + 5.50%), 08/17/22 (i)	942	928
Mister Car Wash Holdings Inc.
Term Loan B, 5.74%, (3M LIBOR + 3.25%), 08/20/21 (i)	436	426
Mohegan Tribal Gaming Authority
Term Loan B, 6.34%, (3M LIBOR + 4.00%), 10/30/23 (i)	597	530
Neiman Marcus Group Inc.
Term Loan, 5.63%, (1M LIBOR + 3.25%), 10/25/20 (i)	257	216
Next Level Apparel Inc.
Term Loan , 8.37%, (3M LIBOR + 6.00%), 06/26/24 (d) (i) (k)	739	728
NVA Holdings Inc.
Term Loan B-3, 5.09%, (3M LIBOR + 2.75%), 01/31/25 (i)	651	612
P.F. Chang's China Bistro Inc.
Term Loan B, 7.67%, (3M LIBOR + 5.00%), 08/18/22 (i)	765	741
Paradigm Acquisition Corp.
2nd Lien Term Loan, 10.28%, (3M LIBOR + 7.50%), 10/23/26 (i)	530	530
PetSmart Inc.
Term Loan B-2, 5.38%, (3M LIBOR + 3.00%), 03/11/22 (i)	141	111
PlayPower Inc.
1st Lien Term Loan, 7.14%, (3M LIBOR + 4.75%), 06/23/21 (d) (i) (k)	1,705	1,705
Pre-Paid Legal Services Inc.
1st Lien Term Loan, 5.34%, (3M LIBOR + 3.00%), 04/02/22 (i)	551	538
Pure Fishing Inc.
Term Loan, 0.00%, (3M LIBOR + 4.50%), 12/14/25 (i) (j)	321	308
Quidditch Acquisition Inc.
Term Loan B, 9.47%, (3M LIBOR + 7.00%), 03/15/25 (d) (i) (k)	650	640
Rentpath Inc.
Term Loan, 7.28%, (3M LIBOR + 4.75%), 12/17/21 (i)	1,459	1,160
Rodan & Fields LLC
Term Loan B, 6.46%, (3M LIBOR + 4.00%), 06/07/25 (i)	410	376
Term Loan B, 8.50%, (3M PRIME + 3.00%), 06/07/25 (i)	1	1
Scientific Games International Inc.
Term Loan B-5, 5.09%, (3M LIBOR + 2.75%), 08/14/24 (i)	84	78
Term Loan B-5, 5.24%, (3M LIBOR + 2.75%), 08/14/24 (i)	350	328
SHO Holding I Corp.
Term Loan, 7.53%, (3M LIBOR + 5.00%), 10/27/22 (i)	1,191	1,120
Shutterfly Inc.
Term Loan B-2, 5.10%, (3M LIBOR + 2.75%), 08/17/24 (i)	592	572
Spin Holdco Inc.
Term Loan B, 5.69%, (3M LIBOR + 3.25%), 11/14/22 (i)	473	451

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

14

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Staples Inc.
Term Loan B, 6.54%, (3M LIBOR + 4.00%), 08/15/24 (i)	434	415
Strategic Partners Inc.
Term Loan, 6.09%, (3M LIBOR + 3.75%), 06/09/23 (d) (i) (k)	717	710
TGP Holdings III LLC
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.25%), 09/21/24 (i)	796	761
2nd Lien Term Loan, 10.89%, (3M LIBOR + 8.50%), 09/16/25 (d) (i) (k)	210	202
TMK Hawk Parent Corp.
1st Lien Term Loan, 5.85%, (3M LIBOR + 3.50%), 09/11/24 (i)	595	545
TruGreen Ltd. Partnership
Term Loan, 6.42%, (3M LIBOR + 4.00%), 05/07/23 (i)	326	322
Univision Communications Inc.
Term Loan C-5, 5.09%, (3M LIBOR + 2.75%), 03/15/24 (i)	124	112
Varsity Brands Inc.
Term Loan B, 5.84%, (3M LIBOR + 3.50%), 12/07/24 (i)	330	319
Vivid Seats Ltd.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 06/21/24 - 06/27/24 (i)	551	523
William Morris Endeavor Entertainment LLC
1st Lien Term Loan, 5.28%, (3M LIBOR + 2.75%), 05/11/25 (i)	631	578
World Triathlon Corp.
Term Loan, 6.39%, (3M LIBOR + 4.00%), 06/25/21 (d) (i) (k)	202	202
Wyndham Hotels & Resorts Inc.
Term Loan B, 4.09%, (3M LIBOR + 1.75%), 03/29/25 (i)	527	506
Wynn Resorts Ltd.
Term Loan B, 4.60%, (3M LIBOR + 2.25%), 10/22/24 (i)	226	213
		30,214
Consumer Staples 0.3%
8th Avenue Food & Provisions Inc.
1st Lien Term Loan, 6.10%, (3M LIBOR + 3.75%), 09/19/25 (i)	100	98
Albertsons LLC
Term Loan B-7, 5.45%, (3M LIBOR + 3.00%), 10/24/25 (i)	110	104
BJ's Wholesale Club Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 01/26/24 (i)	414	402
CHG PPC Parent LLC
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 03/16/25 (i)	476	456
PFS Holding Corp.
1st Lien Term Loan, 5.88%, (3M LIBOR + 3.50%), 01/31/21 (i)	972	518
2nd Lien Term Loan, 9.60%, (3M LIBOR + 7.25%), 01/31/22 (i)	751	129
United Natural Foods Inc.
Term Loan B, 6.59%, (3M LIBOR + 4.25%), 10/22/25 (i)	227	184
		1,891
Energy 0.6%
California Resources Corp.
1st Lien Term Loan, 7.26%, (3M LIBOR + 4.75%), 11/08/22 (i)	215	208
Term Loan, 12.72%, (3M LIBOR + 10.38%), 08/05/23 (i)	84	82
Eastern Power LLC
Term Loan B, 6.09%, (3M LIBOR + 3.75%), 10/02/23 (i)	429	418
Grizzly Acquisitions LP
Term Loan B, 5.65%, (3M LIBOR + 3.25%), 10/01/25 (i)	305	298
Keane Group Holdings LLC
1st Lien Term Loan, 6.13%, (3M LIBOR + 3.75%), 05/15/25 (i) (k)	216	198
	Shares/Par[1]	Value ($)
Lucid Energy Group II LLC
1st Lien Term Loan, 5.50%, (3M LIBOR + 3.00%), 01/31/25 (i)	567	520
Medallion Midland Acquisition LLC
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 10/31/24 (i)	453	426
MHVC Acquisitiion Corp.
Term Loan, 7.64%, (3M LIBOR + 5.25%), 04/23/24 (d) (i)	969	937
Murray Energy Corp.
Term Loan B-2, 9.78%, (3M LIBOR + 7.25%), 10/17/22 (i)	151	127
P2 Upstream Acquisition Co.
1st Lien Term Loan, 6.60%, (3M LIBOR + 4.00%), 10/30/20 (i)	81	78
PowerTeam Services LLC
1st Lien Term Loan, 6.06%, (3M LIBOR + 3.25%), 02/28/25 (i)	233	225
		3,517
Financials 2.8%
Acrisure LLC
Term Loan B, 6.77%, (3M LIBOR + 4.25%), 11/22/23 (i)	634	613
Alera Group Holdings Inc.
Term Loan B, 7.02%, (3M LIBOR + 4.50%), 07/26/25 (i)	118	116
Altice France SA
Term Loan B-13, 6.46%, (3M LIBOR + 4.00%), 07/13/26 (i)	500	471
AqGen Ascensus Inc.
Term Loan, 5.89%, (3M LIBOR + 3.50%), 12/05/22 (i) (k)	602	585
Delayed Draw Term Loan, 0.00%, (3M LIBOR + 3.50%), 12/15/22 (d) (i) (j) (k)	12	12
Delayed Draw Term Loan, 5.89%, (3M LIBOR + 3.50%), 12/15/22 (i) (k)	14	14
Incremental Term Loan, 5.89%, (3M LIBOR + 3.50%), 12/15/22 (i) (k)	43	42
ASP MCS Acquisition Corp.
Term Loan B, 7.14%, (3M LIBOR + 4.75%), 05/09/24 (i)	547	445
AssuredPartners Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/22/24 (i)	849	799
Asurion LLC
Term Loan B-7, 5.52%, (3M LIBOR + 3.00%), 11/15/24 (i)	523	500
2nd Lien Term Loan, 9.02%, (3M LIBOR + 6.50%), 08/04/25 (i)	535	528
Belron Finance US LLC
Term Loan B, 4.84%, (3M LIBOR + 2.25%), 11/15/24 (i)	596	568
Capri Finance LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 10/04/24 (i)	631	596
CRCI Longhorn Holdings Inc.
1st Lien Term Loan, 5.89%, (3M LIBOR + 3.50%), 08/02/25 (d) (i) (k)	198	188
Crown Finance US Inc.
Term Loan, 4.84%, (3M LIBOR + 2.50%), 02/05/25 (i)	681	643
DTZ US Borrower LLC
Term Loan B, 5.59%, (3M LIBOR + 3.25%), 08/15/25 (i)	654	625
Edelman Financial Group
1st Lien Term Loan, 5.69%, (3M LIBOR + 3.25%), 06/26/25 (i)	357	343
EIG Management Co. LLC
Term Loan B, 6.25%, (3M LIBOR + 3.75%), 01/30/25 (i)	622	615
Franklin Square Holdings LP
Term Loan B, 4.88%, (3M LIBOR + 2.50%), 07/26/25 (i)	123	118
Genworth Financial Inc.
Term Loan, 6.96%, (3M LIBOR + 4.50%), 02/22/23 (i)	429	420

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

15

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
GGC Aperio Holdings LP
Term Loan, 7.52%, (3M LIBOR + 5.00%), 12/31/35 (d) (i) (k)	1,075	1,070
GK Holdings Inc.
1st Lien Term Loan, 8.39%, (3M LIBOR + 6.00%), 01/29/21 (i) (k)	1,466	1,334
IG Investment Holdings LLC
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 05/14/25 (i)	370	359
Ineos US Finance LLC
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 03/31/24 (i)	279	263
Institutional Shareholder Services Inc.
1st Lien Term Loan, 6.14%, (3M LIBOR + 3.75%), 09/20/24 (i)	617	600
Delayed Draw Term Loan, 6.52%, (3M LIBOR + 3.75%), 10/04/24 (i)	56	55
Delayed Draw Term Loan, 8.00%, (3M PRIME + 2.75%), 10/04/24 (i)	—	—
iStar Inc.
Term Loan B, 5.13%, (3M LIBOR + 2.75%), 06/30/20 (d) (i)	109	105
Term Loan B, 5.22%, (3M LIBOR + 2.75%), 06/30/20 (i)	110	105
Jane Street Group LLC
Term Loan B, 5.53%, (3M LIBOR + 3.00%), 08/25/22 (i)	644	625
Kingpin Intermediate Holdings LLC
Term Loan B, 5.84%, (3M LIBOR + 3.50%), 07/03/24 (i)	651	630
McDermott Technology Americas Inc.
1st Lien Term Loan, 7.52%, (3M LIBOR + 5.00%), 04/04/25 (i)	181	168
PMHC II Inc.
1st Lien Term Loan, 6.00%, (3M LIBOR + 3.50%), 03/20/25 (i)	109	99
1st Lien Term Loan, 6.41%, (3M LIBOR + 3.50%), 03/20/25 (i)	82	75
Resolute Investment Managers Inc.
2nd Lien Term Loan, 10.03%, (3M LIBOR + 7.50%), 04/30/23 (d) (i) (k)	226	225
RSC Acquisition Inc.
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.25%), 11/30/22 (d) (i)	327	324
1st Lien Term Loan, 6.65%, (3M LIBOR + 4.25%), 11/30/22 (d) (i)	48	47
1st Lien Term Loan, 6.75%, (3M LIBOR + 4.25%), 11/30/22 (d) (i)	754	745
Sedgwick Claims Management Services Inc.
Term Loan B, 0.00%, (3M LIBOR + 3.25%), 11/06/25 (i) (j)	159	152
StepStone Group LP
Term Loan B, 6.35%, (3M LIBOR + 4.00%), 03/14/25 (d) (i) (k)	1,366	1,339
Travelport Finance Lux SARL
Term Loan B, 0.00%, (3M LIBOR + 2.50%), 03/16/25 (i) (j)	117	115
Term Loan B, 5.12%, (3M LIBOR + 2.50%), 03/16/25 (i)	216	212
UPC Financing Partnership
Term Loan AR, 4.96%, (3M LIBOR + 2.50%), 01/15/26 (i)	336	319
		17,207
Health Care 2.6%
ADMI Corp.
Term Loan B, 5.34%, (3M LIBOR + 3.00%), 04/06/24 (i)	530	503
Affordable Care Holding Corp.
1st Lien Term Loan, 7.25%, (3M LIBOR + 4.75%), 10/24/22 (i)	440	436
Albany Molecular Research Inc.
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 08/08/24 (i)	452	426
Alphabet Holding Co. Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 08/15/24 (i)	260	232
	Shares/Par[1]	Value ($)
Amneal Pharmaceuticals LLC
Term Loan B, 5.87%, (3M LIBOR + 3.50%), 03/26/25 (i)	483	457
ATI Holdings Acquisition Inc.
Term Loan, 5.96%, (3M LIBOR + 3.50%), 05/10/23 - 05/15/23 (i)	472	453
Avalign Technologies Inc.
Term Loan B, 6.98%, (3M LIBOR + 4.50%), 12/19/25 (i) (k)	987	977
Beaver-Visitec International Inc.
Term Loan B, 6.39%, (3M LIBOR + 4.00%), 08/25/23 (d) (i) (k)	636	630
BioClinica Inc.
1st Lien Term Loan, 6.75%, (3M LIBOR + 4.25%), 10/06/23 (i)	957	880
CHG Healthcare Services Inc.
1st Lien Term Loan B, 5.52%, (3M LIBOR + 3.00%), 06/07/23 (i)	13	12
1st Lien Term Loan B, 5.53%, (3M LIBOR + 3.00%), 06/07/23 (i)	22	21
CVS Holdings I LP
1st Lien Term Loan, 5.28%, (3M LIBOR + 2.75%), 02/01/25 (i)	409	386
DentalCorp Perfect Smile ULC
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.75%), 05/09/25 (i) (j)	—	—
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 05/09/25 (i)	347	336
1st Lien Delayed Draw Term Loan, 6.27%, (3M LIBOR + 3.75%), 06/01/25 (i)	47	47
Endo Luxembourg Finance Co. I SARL
Term Loan B, 6.63%, (3M LIBOR + 4.25%), 04/12/24 (i)	450	425
Envision Healthcare Corp.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/27/25 (i)	320	297
Gentiva Health Services Inc.
1st Lien Term Loan, 6.31%, (3M LIBOR + 3.75%), 06/20/25 (i)	421	408
HLF Financing SARL
Term Loan B, 5.59%, (3M LIBOR + 3.25%), 08/11/25 (i)	482	468
Ivory Merger Sub Inc.
1st Lien Term Loan, 5.95%, (3M LIBOR + 3.50%), 03/08/25 (i)	604	574
Mallinckrodt International Finance SA
Term Loan B, 5.62%, (3M LIBOR + 3.00%), 02/24/25 (i)	193	177
MDVIP Inc.
Term Loan, 6.75%, (3M LIBOR + 4.25%), 01/12/24 (d) (i) (k)	615	609
MedPlast Holdings Inc.
1st Lien Term Loan, 6.15%, (3M LIBOR + 3.75%), 06/26/25 (i)	263	259
NMSC Holdings Inc.
1st Lien Term Loan, 7.59%, (3M LIBOR + 5.00%), 04/11/23 (i)	303	299
Onex Carestream Finance LP
1st Lien Term Loan, 6.34%, (3M LIBOR + 5.75%), 06/07/19 (i)	432	419
Parexel International Corp.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 08/06/24 (i)	402	362
Pearl Intermediate Parent LLC
Delayed Draw Term Loan, 5.09%, (3M LIBOR + 2.75%), 02/01/25 (i)	4	4
1st Lien Term Loan, 5.25%, (3M LIBOR + 2.75%), 02/01/25 (i)	377	356
Delayed Draw Term Loan, 5.25%, (3M LIBOR + 2.75%), 02/01/25 (i)	81	76
Premise Health Holding Corp.
1st Lien Term Loan, 6.14%, (3M LIBOR + 3.75%), 07/25/25 (i) (k)	131	129
Press Ganey Holdings Inc.
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 10/17/23 (i)	524	502
Professional Physical Therapy
Term Loan, 0.00%, 12/16/22 (k) (l) (m)	128	107

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

16

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Term Loan, 0.00%, 12/16/22 (d) (k) (l) (m)	1,481	1,242
Prospect Medical Holdings Inc.
Term Loan B, 7.94%, (3M LIBOR + 5.50%), 02/12/24 (i)	590	581
RegionalCare Hospital Partners Holdings Inc.
Term Loan B, 7.13%, (3M LIBOR + 4.50%), 11/09/25 (i)	542	513
Sound Inpatient Physicians
1st Lien Term Loan, 5.27%, (3M LIBOR + 2.75%), 06/19/25 (i)	197	189
Surgery Center Holdings Inc.
Term Loan B, 5.60%, (3M LIBOR + 3.25%), 06/18/24 (i)	227	215
Syneos Health Inc.
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 08/25/24 (i)	362	348
Tecomet Inc.
Term Loan, 5.89%, (3M LIBOR + 3.50%), 04/18/24 (i)	419	401
Universal Health Services Inc.
Term Loan, 0.00%, (3M LIBOR + 3.00%), 10/10/25 (d) (i) (j) (k)	100	97
Term Loan B, 4.09%, (3M LIBOR + 1.75%), 10/24/25 (d) (i)	100	98
Verscend Holding Corp.
Term Loan B, 7.02%, (3M LIBOR + 4.50%), 08/08/25 (i)	638	616
		15,567
Industrials 1.9%
Achilles Acquisition LLC
Term Loan , 6.37%, (3M LIBOR + 4.00%), 10/02/25 (i)	159	156
American Airlines Inc.
Term Loan B, 4.26%, (3M LIBOR + 1.75%), 06/11/25 (i)	314	293
APX Group Inc.
Term Loan B, 7.34%, (3M LIBOR + 5.00%), 03/31/24 (i)	1	1
Term Loan B, 7.49%, (3M LIBOR + 5.00%), 03/31/24 (i)	435	422
Avolon LLC
Term Loan B-3, 4.47%, (3M LIBOR + 2.00%), 01/15/25 (i)	806	773
Brand Energy & Infrastructure Services Inc.
Term Loan, 6.73%, (3M LIBOR + 4.25%), 06/16/24 - 06/17/24 (i)	462	437
Term Loan, 6.76%, (3M LIBOR + 4.25%), 06/17/24 (i)	138	131
Brookfield WEC Holdings Inc.
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 07/26/25 (i)	325	314
CareerBuilder LLC
Term Loan, 9.14%, (3M LIBOR + 6.75%), 08/27/23 (i)	335	332
Comet Acquisition Inc.
Term Loan, 6.28%, (3M LIBOR + 3.50%), 10/23/25 (i)	228	223
DG Investment Intermediate Holdings 2 Inc.
1st Lien Term Loan, 5.34%, (3M LIBOR + 3.00%), 01/31/25 (i)	526	497
EAB Global Inc.
1st Lien Term Loan, 6.19%, (3M LIBOR + 3.75%), 08/15/22 (i) (k)	1	1
1st Lien Term Loan, 6.41%, (3M LIBOR + 3.75%), 08/15/22 (d) (i) (k)	465	441
Edward Don & Co. LLC
Term Loan , 6.65%, (3M LIBOR + 4.25%), 06/25/25 (i)	590	583
Emerald Expositions Holding Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 05/22/24 (i)	617	595
Forming Machining Industries Holdings LLC
Term Loan, 6.85%, (3M LIBOR + 4.25%), 09/24/25 (i)	759	744
Keyw Corp.
1st Lien Term Loan, 6.89%, (3M LIBOR + 4.50%), 04/17/24 (i)	695	683
	Shares/Par[1]	Value ($)
Pisces Midco Inc.
Term Loan, 6.18%, (3M LIBOR + 3.75%), 04/12/25 (i)	409	373
Prime Security Services Borrower LLC
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 05/02/22 (i)	433	411
RR Donnelley & Sons Co.
Term Loan B, 7.51%, (3M LIBOR + 5.00%), 01/15/24 (i)	220	215
SMG Holdings Inc.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 01/11/25 (i)	398	385
SRS Distribution Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 05/19/25 (i)	657	612
Titan Acquisition Ltd.
Term Loan B, 5.52%, (3M LIBOR + 3.00%), 03/16/25 (i)	528	482
TransDigm Inc.
Term Loan F, 5.02%, (1M LIBOR + 2.50%), 06/09/23 (i)	433	407
United Rentals North America Inc.
Term Loan B, 4.09%, (3M LIBOR + 1.75%), 10/03/25 (i)	151	147
USIC Holdings Inc.
Term Loan B, 5.77%, (3M LIBOR + 3.25%), 12/09/23 (i)	513	486
Valet Waste Holdings Inc.
1st Lien Term Loan, 6.34%, (3M LIBOR + 4.00%), 09/20/25 (i)	814	795
XPO Logistics Inc.
Term Loan B, 4.51%, (3M LIBOR + 2.00%), 02/23/25 (i)	652	621
		11,560
Information Technology 2.6%
Almonde Inc.
1st Lien Term Loan, 6.30%, (3M LIBOR + 3.50%), 04/26/24 (i)	260	240
2nd Lien Term Loan, 10.05%, (3M LIBOR + 7.25%), 04/27/25 (i)	455	417
Ascend Learning LLC
Term Loan B, 5.52%, (3M LIBOR + 3.00%), 06/29/24 (i)	448	422
Avast Software BV
Term Loan B, 4.89%, (3M LIBOR + 2.50%), 09/30/23 (i)	321	310
Avaya Inc.
Term Loan B, 6.69%, (3M LIBOR + 4.25%), 12/14/24 (i)	162	156
Term Loan B, 6.71%, (3M LIBOR + 4.25%), 12/14/24 (i)	266	257
Blackhawk Network Holdings Inc.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 05/31/25 (i)	381	362
Camelot UK Holdco Ltd.
Term Loan, 5.59%, (1M LIBOR + 3.25%), 10/03/23 (i)	30	29
Compuware Corp.
Term Loan B, 6.01%, (3M LIBOR + 3.50%), 08/25/25 (i)	260	255
Dell International LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 09/07/23 (i)	796	763
Dynatrace LLC
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 08/08/25 (i)	245	237
Epicor Software Corp.
1st Lien Term Loan, 5.60%, (3M LIBOR + 3.25%), 06/01/22 (i)	581	554
First Data Corp.
Term Loan, 4.50%, (1M LIBOR + 2.00%), 07/08/22 - 04/26/24 (i)	733	702
Flexential Intermediate Corp.
1st Lien Term Loan, 6.31%, (3M LIBOR + 3.50%), 07/24/24 (i)	448	406

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

17

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
IG Investment Holdings LLC
1st Lien Term Loan, 5.89%, (3M LIBOR + 3.50%), 05/14/25 (i)	265	257
Information Resources Inc.
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 11/06/25 (i)	207	201
Mediaocean LLC
1st Lien Term Loan, 6.60%, (3M LIBOR + 4.25%), 08/04/22 (i)	232	229
MH Sub I LLC
1st Lien Term Loan, 6.25%, (3M LIBOR + 3.75%), 08/09/24 (i)	485	459
Microchip Technology Inc.
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 05/16/25 (i)	273	258
Navicure Inc.
1st Lien Term Loan B, 6.09%, (3M LIBOR + 3.75%), 11/01/24 (i)	406	394
Netsmart Technologies Inc.
Term Loan D-1, 6.09%, (3M LIBOR + 3.75%), 04/19/23 (i)	586	582
NeuStar Inc.
Term Loan B-4, 5.84%, (3M LIBOR + 3.50%), 08/08/24 (i)	462	443
Omnitracs Inc.
Term Loan B, 5.57%, (3M LIBOR + 2.75%), 03/13/25 (i)	513	483
Plantronics Inc.
Term Loan B, 5.02%, (3M LIBOR + 2.50%), 06/01/25 (i)	411	395
PSAV Holdings LLC
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 02/23/25 (i)	106	100
1st Lien Term Loan, 5.63%, (3M LIBOR + 3.25%), 02/23/25 (i)	59	56
1st Lien Term Loan, 5.96%, (3M LIBOR + 3.25%), 02/23/25 (i)	55	52
Radiate Holdco LLC
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 12/09/23 (i)	658	619
Red Ventures LLC
Term Loan B, 5.39%, (3M LIBOR + 3.00%), 11/08/24 (i)	646	614
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (i)	427	406
RevSpring Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 4.25%), 10/05/25 (i) (j) (k)	23	23
1st Lien Term Loan, 6.59%, (3M LIBOR + 4.25%), 10/05/25 (i) (k)	121	120
Riverbed Technology Inc.
Term Loan, 5.60%, (3M LIBOR + 3.25%), 04/22/22 (i)	298	280
Sabre GLBL Inc.
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 02/22/24 (i)	584	564
Skillsoft Corp.
1st Lien Term Loan, 7.09%, (1M LIBOR + 4.75%), 04/22/21 (i)	103	83
Sophia LP
Term Loan B, 6.05%, (1M LIBOR + 3.25%), 09/30/22 (i)	626	601
SS&C Technologies Holdings Europe SARL
Term Loan B-4, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (i)	135	127
SS&C Technologies Inc.
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (i)	356	336
Term Loan B-5, 4.59%, (3M LIBOR + 2.25%), 04/16/25 (i)	148	140
VeriFone Inc.
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.00%), 08/09/25 (i)	308	297
VT TopCo Inc.
Delayed Draw Term Loan, 6.05%, (3M LIBOR + 3.75%), 08/02/25 (i)	13	13
	Shares/Par[1]	Value ($)
1st Lien Term Loan, 6.10%, (3M LIBOR + 3.75%), 08/02/25 (i)	173	170
Delayed Draw Term Loan, 6.14%, (3M LIBOR + 3.75%), 08/02/25 (i)	8	8
Delayed Draw Term Loan, 6.55%, (3M LIBOR + 3.75%), 08/02/25 (i)	1	1
Web.com Group Inc.
Term Loan B, 6.17%, (3M LIBOR + 3.75%), 09/17/25 (i)	439	421
Weld North Education LLC
Term Loan B, 6.64%, (3M LIBOR + 4.25%), 02/08/25 (d) (i)	1,010	977
Western Digital Corp.
Term Loan B-4, 4.26%, (3M LIBOR + 1.75%), 04/29/23 (i)	462	440
WEX Inc.
Term Loan B-2, 4.59%, (3M LIBOR + 2.25%), 06/30/24 (i)	479	460
		15,719
Materials 1.8%
Anchor Glass Container Corp.
1st Lien Term Loan, 5.14%, (1M LIBOR + 2.75%), 12/07/23 (i)	239	199
1st Lien Term Loan, 5.22%, (1M LIBOR + 2.75%), 12/07/23 (i)	403	336
Avantor Inc.
1st Lien Term Loan, 6.57%, (3M LIBOR + 3.75%), 09/22/24 (i)	388	375
Berlin Packaging LLC
1st Lien Term Loan, 5.35%, (3M LIBOR + 3.00%), 11/01/25 (i)	551	519
1st Lien Term Loan, 5.39%, (3M LIBOR + 3.00%), 11/01/25 (i)	61	57
BOYD Corp.
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 08/15/25 (i)	434	407
BWAY Holding Co.
Term Loan B, 5.66%, (3M LIBOR + 3.25%), 04/03/24 (i)	341	320
Consolidated Container Co. LLC
1st Lien Term Loan, 5.09%, (1M LIBOR + 2.75%), 05/10/24 - 05/22/24 (i)	593	565
CPG International Inc.
Term Loan, 6.25%, (3M LIBOR + 3.75%), 05/03/24 (i)	192	184
Emerald Performance Materials LLC
1st Lien Term Loan, 5.84%, (1M LIBOR + 3.50%), 07/23/21 (i)	434	418
Flex Acquisition Co. Inc.
1st Lien Term Loan, 5.35%, (3M LIBOR + 3.00%), 12/15/23 (i)	578	544
Incremental Term Loan, 5.60%, (3M LIBOR + 3.25%), 06/20/25 (i)	44	41
GrafTech Finance Inc.
Term Loan B, 6.02%, (3M LIBOR + 3.50%), 02/01/25 (d) (i)	634	600
GYP Holdings III Corp.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 05/15/25 (i)	405	381
H.B. Fuller Co.
Term Loan, 4.47%, (3M LIBOR + 2.00%), 10/11/24 (i)	560	526
Loparex Holding BV
Term Loan , 0.00%, (3M LIBOR + 4.25%), 03/29/25 (d) (i) (j) (k)	100	98
Term Loan, 6.64%, (3M LIBOR + 4.25%), 03/29/25 (i) (k)	260	255
MacDermid Inc.
Term Loan B-7, 4.84%, (3M LIBOR + 2.50%), 06/07/20 (i)	279	278
Term Loan B-6, 5.34%, (3M LIBOR + 3.00%), 06/07/23 (i)	4	4
Messer Industries GmbH
Term Loan, 0.00%, (3M LIBOR + 2.50%), 09/19/25 (i) (j)	365	346
PLZ Aeroscience Corp.
Term Loan, 5.89%, (3M LIBOR + 3.50%), 07/31/22 (i)	323	321

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

18

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Term Loan, 5.90%, (3M LIBOR + 3.50%), 07/31/22 (i)	28	28
Term Loan, 5.96%, (3M LIBOR + 3.50%), 07/31/22 (i)	103	102
PQ Corp.
Term Loan B, 5.03%, (3M LIBOR + 2.50%), 02/08/25 (i)	437	413
Prince Minerals Inc.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.50%), 03/20/25 (i)	89	81
Pro Mach Group Inc.
Term Loan B, 5.43%, (3M LIBOR + 3.00%), 03/07/25 (i)	654	620
Schenectady International Group Inc.
1st Lien Term Loan, 7.19%, (3M LIBOR + 4.75%), 08/21/25 (i) (k)	194	186
Solenis International LP
1st Lien Term Loan, 6.71%, (3M LIBOR + 4.00%), 12/18/25 (i)	398	384
Starfruit Finco BV
Term Loan B, 5.60%, (3M LIBOR + 3.25%), 09/20/25 (i)	645	616
Tank Holding Corp.
Term Loan B, 5.63%, (3M LIBOR + 3.25%), 03/16/22 (i)	177	170
Term Loan B, 5.66%, (3M LIBOR + 3.25%), 03/16/22 (i)	30	28
Term Loan B, 5.76%, (3M LIBOR + 3.25%), 03/22/22 (i)	19	18
Univar Inc.
Term Loan B, 4.59%, (3M LIBOR + 2.25%), 07/01/24 (i)	478	457
Wheel Pros LLC
1st Lien Term Loan, 7.09%, (3M LIBOR + 4.75%), 04/04/25 (i) (k)	984	964
		10,841
Real Estate 0.3%
Capital Automotive LP
2nd Lien Term Loan, 8.52%, (3M LIBOR + 6.00%), 03/21/25 (i)	550	541
Forest City Enterprises LP
Term Loan B, 6.38%, (3M LIBOR + 4.00%), 10/24/25 (i)	300	292
Iron Mountain Inc.
Term Loan B, 4.09%, (3M LIBOR + 1.75%), 03/02/26 (i)	82	78
Realogy Group LLC
Term Loan B, 4.71%, (3M LIBOR + 2.25%), 01/25/25 (i)	398	376
VICI Properties 1 LLC
Term Loan B, 4.50%, (3M LIBOR + 2.00%), 12/13/24 (i)	614	585
		1,872
Utilities 0.1%
Calpine Corp.
Term Loan B-5, 4.89%, (3M LIBOR + 2.50%), 05/23/22 (i)	598	567
Vistra Operations Co. LLC
1st Lien Term Loan B-3, 0.00%, (3M LIBOR + 2.00%), 12/11/25 (i) (j)	196	189
		756
Total Senior Loan Interests (cost $122,030)		115,352
OTHER EQUITY INTERESTS 0.0%
T-Mobile USA Inc. Escrow (k) (l) (n)	3,600	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 9.2%
Investment Companies 4.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (o) (p)	29,855	29,855
	Shares/Par[1]	Value ($)
Securities Lending Collateral 4.3%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (o) (p)	26,065	26,065
Total Short Term Investments (cost $55,920)		55,920
Total Investments 103.0% (cost $658,328)		626,924
Other Assets and Liabilities, Net (3.0)%		(18,013)
Total Net Assets 100.0%		608,911

(a)  The Fund had an unfunded commitment at December 31, 2018. See Unfunded Commitments in the Schedules of Investments.

(b)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $170,346 and 28.0%, respectively.

(c)  All or portion of the security was on loan.

(d)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)   Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(f)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(g)   Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(h)   The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(i)   Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(j)  This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(k)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(l)   Non-income producing security.

(m)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(n)   Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(o)   Investment in affiliate.

(p)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/DFA U.S. Core Equity Fund
COMMON STOCKS 99.7%
Communication Services 8.3%
Activision Blizzard Inc.	16	751
AH Belo Corp. - Class A	3	9
Alaska Communications Systems Group Inc. (a)	3	4
Alphabet Inc. - Class A (a)	6	6,257
Alphabet Inc. - Class C (a)	6	6,567
Altice USA Inc. - Class A	23	372
AMC Entertainment Holdings Inc. - Class A (b)	6	78
AMC Networks Inc. - Class A (a)	5	281
AT&T Inc.	297	8,481
ATN International Inc.	3	184

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

19

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Boingo Wireless Inc. (a)	4	78
Cable One Inc.	1	552
Cars.com Inc. (a)	9	196
CBS Corp. - Class A	—	9
CBS Corp. - Class B	15	653
CenturyLink Inc.	64	964
Charter Communications Inc. - Class A (a)	8	2,218
Cincinnati Bell Inc. (a)	4	35
Cinemark Holdings Inc.	14	505
Clear Channel Outdoor Holdings Inc. - Class A	5	27
Cogent Communications Group Inc.	5	210
Comcast Corp. - Class A	214	7,276
comScore Inc. (a)	7	97
Consolidated Communications Holdings Inc. (b)	13	130
DHI Group Inc. (a)	—	—
Discovery Inc. - Class A (a) (b)	12	305
Discovery Inc. - Class C (a)	24	565
DISH Network Corp. - Class A (a)	15	379
Electronic Arts Inc. (a)	9	693
Emerald Expositions Events Inc.	11	134
Entercom Communications Corp. - Class A (b)	13	77
Entravision Communications Corp. - Class A	6	16
EW Scripps Co. - Class A	8	122
Facebook Inc. - Class A (a)	69	9,040
Frontier Communications Corp. (b)	2	6
Gannett Co. Inc.	20	168
GCI Liberty Inc. - Class A (a)	9	384
Global Eagle Entertainment Inc. (a) (b)	6	13
Glu Mobile Inc. (a)	—	1
GoDaddy Inc. - Class A (a)	6	368
Gray Television Inc. (a)	11	169
GTT Communications Inc. (a) (b)	8	178
Harte-Hanks Inc. (a)	—	1
IAC/InterActiveCorp. (a)	5	864
IDT Corp. - Class B	3	17
IMAX Corp. (a)	9	165
Intelsat SA (a)	5	114
Interpublic Group of Cos. Inc.	23	476
Iridium Communications Inc. (a) (b)	11	197
John Wiley & Sons Inc. - Class A	6	259
John Wiley & Sons Inc. - Class B	—	5
Liberty Braves Group - Class A (a)	—	9
Liberty Braves Group - Class C (a)	1	17
Liberty Broadband Corp. - Class A (a)	1	87
Liberty Broadband Corp. - Class C (a)	5	393
Liberty Latin America Ltd. - Class C (a)	10	145
Liberty Media Corp. - Class A (a)	1	27
Liberty Media Corp. - Class C (a)	2	52
Liberty SiriusXM Group - Class A (a)	4	132
Liberty SiriusXM Group - Class C (a)	7	251
Liberty TripAdvisor Holdings Inc. - Class A (a)	7	116
Lions Gate Entertainment Corp. - Class A (b)	5	73
Lions Gate Entertainment Corp. - Class B	8	126
Live Nation Inc. (a)	14	673
Madison Square Garden Co. - Class A (a)	1	328
Marchex Inc. - Class B	3	7
Marcus Corp.	2	87
Match Group Inc. (b)	5	211
McClatchy Co. - Class A (a)	1	5
Meet Group Inc. (a)	6	29
Meredith Corp. (b)	4	198
MSG Networks Inc. - Class A (a)	6	135
National CineMedia Inc.	5	36
Netflix Inc. (a)	9	2,327
New Media Investment Group Inc.	6	72
New York Times Co. - Class A (b)	8	182
News Corp. - Class A	26	292
News Corp. - Class B	10	116
NexStar Media Group Inc. - Class A	6	466
Omnicom Group Inc.	12	858
ORBCOMM Inc. (a)	6	46
QuinStreet Inc. (a)	2	38
Reading International Inc. - Class A (a)	2	26
Rosetta Stone Inc. (a)	2	26
Scholastic Corp.	3	141
	Shares/Par[1]	Value ($)
Shenandoah Telecommunications Co.	9	409
Sinclair Broadcast Group Inc. - Class A	11	285
Sirius XM Holdings Inc. (b)	52	299
Snap Inc. - Class A (a) (b)	15	85
Spok Holdings Inc.	2	28
Sprint Corp. (a)	53	306
Take-Two Interactive Software Inc. (a)	3	316
TechTarget Inc. (a)	2	26
Tegna Inc.	27	297
Telephone & Data Systems Inc.	9	305
T-Mobile US Inc. (a)	20	1,260
Townsquare Media Inc. - Class A	2	7
Trade Desk Inc. - Class A (a) (b)	1	116
Travelzoo Inc. (a)	1	10
Tribune Media Co. - Class A	3	127
Tribune Publishing Co. (a)	5	56
TripAdvisor Inc. (a)	4	237
TrueCar Inc. (a)	7	66
Twenty-First Century Fox Inc. - Class A	42	2,006
Twenty-First Century Fox Inc. - Class B	19	897
Twilio Inc. - Class A (a) (b)	1	89
Twitter Inc. (a)	22	624
US Cellular Corp. (a)	2	123
VeriSign Inc. (a)	4	588
Verizon Communications Inc.	179	10,039
Viacom Inc. - Class A (b)	1	37
Viacom Inc. - Class B	39	1,001
Vonage Holdings Corp. (a)	18	153
Walt Disney Co.	51	5,636
World Wrestling Entertainment Inc. - Class A	3	200
Yelp Inc. - Class A (a)	6	215
Zayo Group Holdings Inc. (a)	21	480
Zedge Inc. - Class B (a)	1	2
Zillow Group Inc. - Class A (a)	4	116
Zillow Group Inc. - Class C (a) (b)	5	163
Zynga Inc. - Class A (a)	68	266
		85,247
Consumer Discretionary 13.7%
1-800-Flowers.com Inc. - Class A (a)	4	43
Aaron's Inc.	8	316
Abercrombie & Fitch Co. - Class A	9	185
Acushnet Holdings Corp.	8	165
Adient Plc	6	84
Adtalem Global Education Inc. (a)	6	272
Advance Auto Parts Inc.	5	729
Amazon.com Inc. (a)	16	23,878
American Axle & Manufacturing Holdings Inc. (a)	17	185
American Eagle Outfitters Inc.	23	441
American Outdoor Brands Corp. (a)	6	82
American Public Education Inc. (a)	2	54
America's Car-Mart Inc. (a)	1	70
Aptiv Plc	11	663
ARAMARK Corp.	19	558
Asbury Automotive Group Inc. (a)	3	206
Ascena Retail Group Inc. (a)	28	71
Ascent Capital Group Inc. - Class A (a)	1	1
At Home Group Inc. (a)	7	124
Autoliv Inc.	6	445
AutoNation Inc. (a)	13	449
AutoZone Inc. (a)	1	671
Barnes & Noble Education Inc. (a)	6	25
Barnes & Noble Inc.	6	42
Bassett Furniture Industries Inc.	—	10
BBX Capital Corp. - Class A	3	18
Beazer Homes USA Inc. (a)	7	64
Bed Bath & Beyond Inc. (b)	17	197
Belmond Ltd. - Class A (a)	11	267
Best Buy Co. Inc.	17	916
Big 5 Sporting Goods Corp. (b)	2	6
Big Lots Inc.	6	186
Biglari Holdings Inc. - Class A (a)	—	6
Biglari Holdings Inc. - Class B (a)	—	13
BJ's Restaurants Inc.	3	130
Bloomin' Brands Inc.	9	163

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

20

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Bojangles' Inc. (a)	3	51
Booking Holdings Inc. (a)	2	2,715
Boot Barn Holdings Inc. (a)	4	61
BorgWarner Inc.	17	602
Bridgepoint Education Inc. (a)	4	31
Bright Horizons Family Solutions Inc. (a)	7	752
Brinker International Inc. (b)	5	220
Brunswick Corp.	11	504
Buckle Inc. (b)	1	26
Build-A-Bear Workshop Inc. (a)	2	8
Burlington Stores Inc. (a)	4	714
Caesars Entertainment Corp. (a) (b)	4	27
Caleres Inc.	5	134
Callaway Golf Co.	12	185
Career Education Corp. (a)	9	104
Carmax Inc. (a)	13	832
Carnival Plc	10	489
Carriage Services Inc.	2	32
Carrol's Restaurant Group Inc. (a)	5	50
Carter's Inc.	7	546
Cato Corp. - Class A	2	33
Cavco Industries Inc. (a)	1	157
Century Communities Inc. (a)	2	31
Cheesecake Factory Inc. (b)	6	242
Chegg Inc. (a)	4	126
Chico's FAS Inc.	23	128
Childrens Place Retail Stores Inc.	2	198
Chipotle Mexican Grill Inc. (a)	1	346
Choice Hotels International Inc.	6	397
Chuy's Holdings Inc. (a)	2	33
Citi Trends Inc.	2	38
Collectors Universe Inc.	—	3
Columbia Sportswear Co.	5	400
Conn's Inc. (a)	4	82
Container Store Group Inc. (a)	3	14
Cooper Tire & Rubber Co.	6	197
Cooper-Standard Holding Inc. (a)	3	188
Core-Mark Holding Co. Inc.	4	93
Cracker Barrel Old Country Store Inc. (b)	4	632
Crocs Inc. (a)	14	356
CSS Industries Inc.	—	4
Culp Inc.	2	29
D.R. Horton Inc.	22	774
Dana Holding Corp.	21	288
Darden Restaurants Inc.	7	706
Dave & Buster's Entertainment Inc.	7	297
Deckers Outdoor Corp. (a)	5	583
Del Frisco's Restaurant Group Inc. (a)	3	20
Del Taco Restaurants Inc. (a)	3	29
Delphi Technologies Plc	6	86
Denny's Corp. (a)	8	126
Destination Maternity Corp. (a)	1	3
Destination XL Group Inc. (a)	3	6
Dick's Sporting Goods Inc.	10	297
Dillard's Inc. - Class A (b)	4	225
Dine Brands Global Inc.	2	143
Dollar General Corp.	11	1,221
Dollar Tree Inc. (a)	12	1,070
Domino's Pizza Inc.	2	546
Dorman Products Inc. (a)	3	299
DSW Inc. - Class A	8	207
Dunkin' Brands Group Inc.	9	583
eBay Inc. (a)	34	948
El Pollo Loco Holdings Inc. (a)	2	26
Eldorado Resorts Inc. (a) (b)	4	132
Escalade Inc.	1	10
Ethan Allen Interiors Inc.	3	60
Etsy Inc. (a)	3	161
Expedia Group Inc.	4	504
Express Inc. (a)	8	40
Famous Dave's Of America Inc. (a)	1	3
Fiesta Restaurant Group Inc. (a)	3	44
Five Below Inc. (a)	6	612
Flexsteel Industries Inc.	1	16
Floor & Decor Holdings Inc. (a)	2	40
	Shares/Par[1]	Value ($)
Foot Locker Inc.	12	657
Ford Motor Co.	196	1,500
Fossil Group Inc. (a) (b)	5	82
Fox Factory Holding Corp. (a)	4	224
Francesca's Holdings Corp. (a)	6	6
Fred's Inc. - Class A (a) (b)	4	7
Frontdoor Inc. (a)	5	123
FTD Cos. Inc. (a)	3	4
GameStop Corp. - Class A (b)	12	151
Gap Inc.	41	1,052
Garmin Ltd.	11	679
Garrett Motion Inc. (a) (b)	3	32
General Motors Co.	69	2,293
Genesco Inc. (a)	4	184
Gentex Corp.	32	651
Gentherm Inc. (a)	4	161
Genuine Parts Co.	9	874
G-III Apparel Group Ltd. (a)	8	210
Goodyear Tire & Rubber Co.	27	552
GoPro Inc. - Class A (a) (b)	8	33
Graham Holdings Co.	—	261
Grand Canyon Education Inc. (a)	6	537
Green Brick Partners Inc. (a)	1	5
Group 1 Automotive Inc.	2	117
Groupon Inc. - Class A (a)	49	158
GrubHub Inc. (a) (b)	5	361
Guess Inc.	7	149
H&R Block Inc.	20	512
Habit Restaurants Inc. - Class A (a)	1	13
Hamilton Beach Brands Holding Co.	1	23
HanesBrands Inc.	37	466
Harley-Davidson Inc.	14	462
Hasbro Inc.	6	450
Haverty Furniture Cos. Inc.	2	29
Helen of Troy Ltd. (a)	2	315
Hibbett Sports Inc. (a)	2	27
Hilton Grand Vacations Inc. (a)	8	206
Hilton Worldwide Holdings Inc.	11	810
Home Depot Inc.	52	8,857
Hooker Furniture Corp.	1	35
Horizon Global Corp. (a) (b)	2	3
Houghton Mifflin Harcourt Co. (a)	8	69
Hyatt Hotels Corp. - Class A	4	257
Installed Building Products Inc. (a)	3	92
International Game Technology Plc (b)	17	247
iRobot Corp. (a) (b)	2	156
J Alexander's Holdings Inc. (a)	—	1
J.C. Penney Co. Inc. (a) (b)	39	40
Jack in the Box Inc.	3	229
Johnson Outdoors Inc. - Class A	1	56
K12 Inc. (a)	5	113
KB Home	7	137
Kirkland's Inc. (a)	1	14
Kohl's Corp.	18	1,225
Kona Grill Inc. (a) (b)	1	1
Lakeland Industries Inc. (a)	—	1
Lands' End Inc. (a) (b)	1	21
Las Vegas Sands Corp.	19	978
La-Z-Boy Inc.	5	139
LCI Industries	3	219
Leaf Group Ltd. (a)	1	6
Lear Corp.	9	1,046
Leggett & Platt Inc.	12	431
Lennar Corp. - Class A	10	377
Lennar Corp. - Class B	1	33
LGI Homes Inc. (a) (b)	—	6
Libbey Inc.	2	9
Liberty Expedia Holdings Inc. - Class A (a)	4	175
Liberty Tax Inc. - Class A	1	11
Lifetime Brands Inc.	1	11
Limited Brands Inc.	9	229
Lindblad Expeditions Holdings Inc. (a)	3	39
Liquidity Services Inc. (a)	4	25
Lithia Motors Inc. - Class A (b)	3	222
LKQ Corp. (a)	24	565

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

21

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Lowe's Cos. Inc.	36	3,331
Luby's Inc. (a)	1	2
Lululemon Athletica Inc. (a)	6	672
Lumber Liquidators Holdings Inc. (a) (b)	1	10
M/I Homes Inc. (a)	2	46
Macy's Inc.	42	1,237
Malibu Boats Inc. - Class A (a)	2	56
Marine Products Corp.	2	29
MarineMax Inc. (a)	3	52
Marriott International Inc. - Class A	10	1,035
Marriott Vacations Worldwide Corp.	5	343
Mattel Inc. (a) (b)	15	150
McDonald's Corp.	25	4,494
MDC Holdings Inc.	6	174
Meritage Homes Corp. (a)	4	165
MGM Resorts International	45	1,081
Michael Kors Holdings Ltd. (a)	11	407
Michaels Cos. Inc. (a) (b)	17	230
Modine Manufacturing Co. (a)	4	48
Mohawk Industries Inc. (a)	4	513
Monarch Casino & Resort Inc. (a)	1	27
Monro Inc.	3	193
Motorcar Parts of America Inc. (a)	2	33
Movado Group Inc.	1	35
Murphy USA Inc. (a)	5	375
Nathan's Famous Inc.	1	40
National Vision Holdings Inc. (a)	3	81
Nautilus Inc. (a)	3	37
New Home Co. Inc. (a)	1	5
Newell Brands Inc.	8	144
Nike Inc. - Class B	48	3,569
Nordstrom Inc.	12	549
Norwegian Cruise Line Holdings Ltd. (a)	19	795
NutriSystem Inc.	3	113
NVR Inc. (a)	—	390
Office Depot Inc.	52	134
Ollie's Bargain Outlet Holdings Inc. (a)	6	380
O'Reilly Automotive Inc. (a)	4	1,439
Overstock.com Inc. (a) (b)	2	24
Oxford Industries Inc.	2	141
Papa John's International Inc.	4	141
Party City Holdco Inc. (a) (b)	18	175
Penn National Gaming Inc. (a)	5	98
Penske Automotive Group Inc.	10	411
PetMed Express Inc. (b)	2	54
Pico Holdings Inc. (a)	3	31
Pier 1 Imports Inc.	9	3
Planet Fitness Inc. - Class A (a)	8	447
Playa Hotels & Resorts NV (a)	4	30
Polaris Industries Inc.	5	407
Pool Corp.	4	522
Potbelly Corp. (a)	2	17
Pulte Homes Inc.	24	625
PVH Corp.	4	332
Quotient Technology Inc. (a)	7	78
Qurate Retail Group Inc. - Class A (a)	37	716
Ralph Lauren Corp. - Class A	3	341
RCI Hospitality Holdings Inc.	1	18
Red Lion Hotels Corp. (a)	2	17
Red Robin Gourmet Burgers Inc. (a)	1	39
Red Rock Resorts Inc. - Class A	9	183
Regis Corp. (a)	4	68
Rent-A-Center Inc. (a)	6	90
RH (a)	3	341
Rocky Brands Inc.	1	16
Ross Stores Inc.	17	1,439
Royal Caribbean Cruises Ltd.	6	544
RTW Retailwinds Inc. (a)	5	14
Ruth's Hospitality Group Inc.	5	108
Sally Beauty Holdings Inc. (a)	12	213
Scientific Games Corp. - Class A (a) (b)	8	145
Sears Hometown and Outlet Stores Inc. (a) (b)	—	1
SeaWorld Entertainment Inc. (a)	5	100
Sequential Brands Group Inc. (a) (b)	3	2
Service Corp. International	16	653
	Shares/Par[1]	Value ($)
ServiceMaster Global Holdings Inc. (a)	9	341
Shake Shack Inc. - Class A (a)	3	114
Shiloh Industries Inc. (a)	1	5
Shoe Carnival Inc. (b)	2	58
Shutterfly Inc. (a)	5	211
Shutterstock Inc.	2	87
Signet Jewelers Ltd.	9	276
Six Flags Entertainment Corp.	9	492
Skechers U.S.A. Inc. - Class A (a)	16	360
Skyline Corp.	7	96
Sleep Number Corp. (a)	5	166
Sonic Automotive Inc. - Class A	4	60
Sotheby's (a)	5	207
Speedway Motorsports Inc.	3	50
Sportsman's Warehouse Holdings Inc. (a) (b)	3	14
Stage Stores Inc. (b)	3	2
Stamps.com Inc. (a)	2	314
Standard Motor Products Inc.	2	116
Starbucks Corp.	61	3,941
Steven Madden Ltd.	6	192
Stoneridge Inc. (a)	3	76
Strategic Education Inc.	2	269
Strattec Security Corp.	—	7
Sturm Ruger & Co. Inc.	1	58
Superior Industries International Inc.	2	9
Superior Uniform Group Inc.	1	18
Tapestry Inc.	18	600
Target Corp.	26	1,690
Taylor Morrison Home Corp. - Class A (a)	10	158
Tempur Sealy International Inc. (a)	6	233
Tenneco Inc.	8	212
Tesla Inc. (a) (b)	1	451
Texas Roadhouse Inc.	8	478
Thor Industries Inc.	6	291
Tiffany & Co.	9	708
Tile Shop Holdings Inc.	6	33
Tilly's Inc. - Class A	1	12
TJX Cos. Inc.	55	2,470
Toll Brothers Inc.	6	210
TopBuild Corp. (a)	4	185
Tower International Inc.	3	62
Tractor Supply Co.	8	653
TRI Pointe Homes Inc. (a)	16	174
Tuesday Morning Corp. (a)	4	8
Tupperware Brands Corp.	4	122
Ulta Beauty Inc. (a)	4	866
Under Armour Inc. - Class A (a) (b)	6	112
Under Armour Inc. - Class C (a) (b)	13	210
Unifi Inc. (a)	2	49
Universal Electronics Inc. (a)	1	21
Universal Technical Institute Inc. (a)	2	6
Urban Outfitters Inc. (a)	14	463
Vail Resorts Inc.	2	406
Veoneer Inc. (a) (b)	6	149
Vera Bradley Inc. (a)	3	27
VF Corp.	11	762
Vista Outdoor Inc. (a)	6	69
Visteon Corp. (a)	4	242
Vitamin Shoppe Inc. (a)	2	10
VOXX International Corp. - Class A (a)	2	8
Wayfair Inc. - Class A (a) (b)	3	235
Weight Watchers International Inc. (a)	6	223
Wendy's Co.	36	558
Weyco Group Inc.	1	27
Whirlpool Corp.	8	875
William Lyon Homes - Class A (a)	2	23
Williams-Sonoma Inc. (b)	13	633
Wingstop Inc.	3	174
Winmark Corp.	—	39
Winnebago Industries Inc.	3	70
Wolverine World Wide Inc.	9	281
Wyndham Destinations Inc.	7	235
Wyndham Hotels & Resorts Inc.	7	297
Wynn Resorts Ltd.	5	510
Yum! Brands Inc.	11	1,055

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

22

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Zagg Inc. (a)	4	37
Zumiez Inc. (a)	3	64
		140,124
Consumer Staples 6.9%
Alico Inc.	1	24
Altria Group Inc.	84	4,146
Andersons Inc.	3	97
Archer-Daniels-Midland Co.	17	681
Avon Products Inc. (a)	42	64
B&G Foods Inc. (b)	7	212
Boston Beer Co. Inc. - Class A (a)	1	241
Brown-Forman Corp. - Class A	3	149
Brown-Forman Corp. - Class B	17	812
Bunge Ltd.	10	529
Calavo Growers Inc. (b)	2	121
Cal-Maine Foods Inc.	3	112
Campbell Soup Co. (b)	18	600
Casey's General Stores Inc.	5	581
Central Garden & Pet Co. (a) (b)	1	39
Central Garden & Pet Co. - Class A (a)	5	164
Chefs' Warehouse Inc. (a)	3	81
Church & Dwight Co. Inc.	12	793
Clorox Co.	8	1,187
Coca-Cola Bottling Co.	1	181
Coca-Cola Co.	151	7,131
Colgate-Palmolive Co.	25	1,481
ConAgra Brands Inc.	24	503
Constellation Brands Inc. - Class A	4	679
Costco Wholesale Corp.	18	3,763
Coty Inc. - Class A	28	182
Craft Brewers Alliance Inc. (a)	1	21
Darling Ingredients Inc. (a)	14	279
Dean Foods Co.	13	50
Edgewell Personal Care Co. (a)	6	233
Energizer Holdings Inc.	5	247
Estee Lauder Cos. Inc. - Class A	7	975
Farmer Bros. Co. (a)	2	37
Flowers Foods Inc.	14	256
Fresh Del Monte Produce Inc.	5	154
General Mills Inc.	23	912
Hain Celestial Group Inc. (a)	9	141
Hershey Co.	6	624
Hormel Foods Corp. (b)	24	1,030
Hostess Brands Inc. - Class A (a)	14	151
Ingles Markets Inc. - Class A	2	50
Ingredion Inc.	6	546
Inter Parfums Inc.	3	174
J&J Snack Foods Corp.	2	244
JM Smucker Co.	8	752
John B. Sanfilippo & Son Inc.	1	48
Kellogg Co.	12	678
Keurig Dr Pepper Inc.	11	277
Kimberly-Clark Corp.	11	1,288
Kraft Heinz Foods Co.	10	429
Kroger Co.	66	1,825
Lamb Weston Holdings Inc.	6	448
Lancaster Colony Corp.	3	564
Landec Corp. (a)	3	32
Limoneira Co.	1	21
Mannatech Inc.	—	6
McCormick & Co. Inc.	5	740
Medifast Inc.	1	150
MGP Ingredients Inc. (b)	2	107
Molson Coors Brewing Co. - Class B	14	794
Mondelez International Inc. - Class A	20	801
Monster Beverage Corp. (a)	11	519
National Beverage Corp.	2	158
Natural Grocers by Vitamin Cottage Inc. (a)	2	32
Natural Health Trends Corp. (b)	—	3
Nature's Sunshine Products Inc. (a)	1	6
Nu Skin Enterprises Inc. - Class A	6	381
Oil-Dri Corp. of America	—	11
Orchids Paper Products Co. (a)	1	1
PepsiCo Inc.	62	6,823
	Shares/Par[1]	Value ($)
Performance Food Group Co. (a)	12	374
Philip Morris International Inc.	45	2,992
Pilgrim's Pride Corp. (a)	18	272
Post Holdings Inc. (a)	9	842
PriceSmart Inc.	3	166
Primo Water Corp. (a)	2	34
Procter & Gamble Co.	76	6,949
Pyxus International Inc. (a) (b)	1	11
Revlon Inc. - Class A (a) (b)	3	84
Rite Aid Corp. (a) (b)	93	66
Sanderson Farms Inc.	3	335
Seneca Foods Corp. - Class A (a)	1	19
Simply Good Foods Co. (a)	7	129
Smart & Final Stores Inc. (a)	14	65
SpartanNash Co.	3	55
Spectrum Brands Holdings Inc.	5	228
Sprouts Farmers Market Inc. (a)	15	361
Sysco Corp.	22	1,364
Tootsie Roll Industries Inc. (b)	3	101
TreeHouse Foods Inc. (a)	6	298
Tyson Foods Inc. - Class A	15	821
United Natural Foods Inc. (a)	6	61
Universal Corp.	4	200
US Foods Holding Corp. (a)	14	440
USANA Health Sciences Inc. (a)	3	377
Vector Group Ltd.	14	135
Village Super Market Inc. - Class A	1	26
Walgreens Boots Alliance Inc.	25	1,708
Walmart Inc.	50	4,621
WD-40 Co. (b)	1	195
Weis Markets Inc.	5	230
		71,130
Energy 4.5%
Abraxas Petroleum Corp. (a)	13	14
Adams Resources & Energy Inc.	—	10
Anadarko Petroleum Corp.	15	669
Antero Resources Corp. (a)	25	231
Apache Corp.	30	796
Apergy Corp. (a)	6	154
Approach Resources Inc. (a) (b)	6	5
Arch Coal Inc. - Class A	3	233
Archrock Inc.	19	140
Baker Hughes a GE Co. LLC - Class A	7	158
Bonanza Creek Energy Inc. (a)	1	20
Bristow Group Inc. (a) (b)	5	13
C&J Energy Services Inc. (a)	6	86
Cabot Oil & Gas Corp.	12	269
California Resources Corp. (a)	5	89
Callon Petroleum Co. (a)	33	213
CARBO Ceramics Inc. (a) (b)	2	7
Carrizo Oil & Gas Inc. (a)	15	169
Centennial Resource Development Inc. - Class A (a) (b)	20	220
Cheniere Energy Inc. (a)	11	628
Chesapeake Energy Corp. (a) (b)	69	145
Chevron Corp.	32	3,472
Cimarex Energy Co.	9	531
Clean Energy Fuels Corp. (a)	10	18
Cloud Peak Energy Inc. (a)	5	2
CNX Resources Corp. (a)	18	207
Concho Resources Inc. (a)	12	1,270
ConocoPhillips Co.	36	2,217
CONSOL Energy Inc. (a)	3	101
Contango Oil & Gas Co. (a)	2	8
Continental Resources Inc. (a)	8	303
Core Laboratories NV	4	240
CVR Energy Inc.	7	227
Dawson Geophysical Co. (a)	3	8
Delek US Holdings Inc.	10	317
Denbury Resources Inc. (a) (b)	68	116
Devon Energy Corp.	25	564
DHT Holdings Inc.	22	88
Diamond Offshore Drilling Inc. (a)	14	131
Diamondback Energy Inc.	9	874
Dorian LPG Ltd. (a)	5	32

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

23

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Dril-Quip Inc. (a)	4	123
Eclipse Resources Corp. (a) (b)	19	20
EnLink Midstream LLC	13	128
Ensco Plc - Class A (b)	58	205
EOG Resources Inc.	19	1,678
EP Energy Corp. - Class A (a)	13	9
EQT Corp.	9	162
Equitrans Midstream Corp. (a)	7	138
Era Group Inc. (a)	2	14
Evolution Petroleum Corp.	3	18
Exterran Corp. (a)	5	91
Extraction Oil & Gas Inc. (a) (b)	11	45
Exxon Mobil Corp.	120	8,206
Forum Energy Technologies Inc. (a)	11	45
Frank's International NV (a)	22	114
GasLog Ltd.	8	126
Geospace Technologies Corp. (a)	1	7
Green Plains Renewable Energy Inc.	4	52
Gulf Island Fabrication Inc. (a)	1	6
Gulfport Energy Corp. (a)	28	183
Halcon Resources Corp. (a) (b)	8	13
Hallador Energy Co.	—	1
Halliburton Co.	15	395
Helix Energy Solutions Group Inc. (a)	15	83
Helmerich & Payne Inc.	6	294
Hess Corp.	11	438
HighPoint Resources Corp. (a)	15	37
HollyFrontier Corp.	15	782
Hornbeck Offshore Services Inc. (a) (b)	2	3
International Seaways Inc. (a)	2	33
ION Geophysical Corp. (a)	1	4
Keane Group Inc. (a)	15	125
Kinder Morgan Inc.	46	704
KLX Energy Services Holdings Inc. (a)	2	48
Kosmos Energy Ltd. (a)	29	116
Laredo Petroleum Holdings Inc. (a)	26	94
Mammoth Energy Services Inc.	2	41
Marathon Oil Corp.	43	618
Marathon Petroleum Corp.	41	2,448
Matador Resources Co. (a)	13	203
Matrix Service Co. (a)	3	58
McDermott International Inc. (a)	13	88
Mitcham Industries Inc. (a)	1	1
Murphy Oil Corp.	17	388
Nabors Industries Ltd.	43	86
NACCO Industries Inc. - Class A	—	17
National Oilwell Varco Inc.	15	382
Natural Gas Services Group Inc. (a)	2	27
Newfield Exploration Co. (a)	23	338
Newpark Resources Inc. (a)	10	71
Noble Corp. Plc (a)	27	71
Noble Energy Inc.	17	325
Northern Oil and Gas Inc. (a)	22	50
Oasis Petroleum Inc. (a)	32	177
Occidental Petroleum Corp.	23	1,426
Oceaneering International Inc. (a)	12	140
Oil States International Inc. (a)	6	84
ONEOK Inc.	13	699
Pacific Ethanol Inc. (a)	2	2
Panhandle Oil and Gas Inc. - Class A	2	24
Par Pacific Holdings Inc. (a)	4	57
Parsley Energy Inc. - Class A (a)	15	247
Patterson-UTI Energy Inc.	17	175
PBF Energy Inc. - Class A	12	392
PDC Energy Inc. (a)	5	135
Peabody Energy Corp.	12	365
Penn Virginia Corp. (a)	—	14
PHI Inc. (a)	1	2
PHI Inc. (a) (b)	—	—
Phillips 66	9	765
Pioneer Energy Services Corp. (a)	9	10
Pioneer Natural Resources Co.	4	536
ProPetro Holding Corp. (a)	11	135
QEP Resources Inc. (a)	33	186
Range Resources Corp.	16	156
	Shares/Par[1]	Value ($)
Renewable Energy Group Inc. (a) (b)	5	124
REX Stores Corp. (a)	—	12
RigNet Inc. (a)	2	20
Ring Energy Inc. (a)	4	18
Rowan Cos. Plc - Class A (a)	11	95
RPC Inc. (b)	13	124
Schlumberger Ltd.	19	698
Scorpio Tankers Inc. (b)	19	34
SEACOR Holdings Inc. (a)	2	69
SEACOR Marine Holdings Inc. (a)	2	22
Select Energy Services Inc. - Class A (a)	12	74
SemGroup Corp. - Class A	9	121
Ship Finance International Ltd. (b)	16	164
SM Energy Co.	13	206
Southwestern Energy Co. (a)	39	132
SRC Energy Inc. (a)	26	120
Superior Energy Services Inc. (a)	14	48
Talos Energy Inc. (a)	5	81
Targa Resources Corp.	10	355
TechnipFMC Plc	15	295
Teekay Corp. (b)	7	25
Teekay Tankers Ltd. - Class A	4	3
Tetra Technologies Inc. (a)	8	13
Transocean Ltd. (a)	35	246
Ultra Petroleum Corp. (a)	9	7
Unit Corp. (a)	6	82
US Silica Holdings Inc. (b)	6	65
Valero Energy Corp.	14	1,045
Whiting Petroleum Corp. (a)	11	245
WildHorse Resource Development Corp. (a)	7	93
Williams Cos. Inc.	26	572
World Fuel Services Corp.	11	234
WPX Energy Inc. (a)	34	390
		46,306
Financials 13.1%
1st Source Corp.	3	117
Access National Corp.	—	8
Affiliated Managers Group Inc.	4	385
Aflac Inc.	24	1,080
Alleghany Corp.	1	386
Allstate Corp.	11	889
Ally Financial Inc.	44	1,008
A-Mark Precious Metals Inc.	—	5
Ambac Financial Group Inc. (a)	4	70
American Equity Investment Life Holding Co.	7	190
American Express Co.	32	3,029
American Financial Group Inc.	5	457
American International Group Inc.	15	573
American National Bankshares Inc.	1	18
American National Insurance Co.	2	200
Ameriprise Financial Inc.	10	1,015
Ameris Bancorp	7	206
Amerisafe Inc.	2	119
Aon Plc - Class A	8	1,226
Arch Capital Group Ltd. (a)	14	364
Argo Group International Holdings Ltd.	3	213
Arrow Financial Corp.	2	59
Arthur J Gallagher & Co.	11	801
Artisan Partners Asset Management Inc. - Class A	5	117
Aspen Insurance Holdings Ltd.	6	234
Associated Bancorp	14	277
Assurant Inc.	3	298
Assured Guaranty Ltd.	9	326
Athene Holding Ltd. - Class A (a)	8	329
Atlantic Capital Bancshares Inc. (a)	1	19
Atlas Financial Holdings Inc. (a)	1	8
Axis Capital Holdings Ltd.	6	284
Axos Financial Inc. (a)	7	180
Banc of California Inc.	5	67
BancFirst Corp.	3	172
Bancorp Inc. (a)	8	63
BancorpSouth Bank	8	217
Bank of America Corp.	142	3,510
Bank of Hawaii Corp.	5	329

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

24

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Bank of Marin Bancorp	2	71
Bank of New York Mellon Corp.	20	948
Bank of NT Butterfield & Son Ltd.	7	224
Bank OZK	13	289
BankFinancial Corp.	2	32
BankUnited Inc.	9	257
Banner Corp.	4	225
Bar Harbor Bankshares	1	30
BB&T Corp.	10	415
Beneficial Bancorp Inc.	9	123
Berkshire Hathaway Inc. - Class B (a)	28	5,801
Berkshire Hills Bancorp Inc.	6	174
BGC Partners Inc. - Class A	34	178
BlackRock Inc.	4	1,408
Blucora Inc. (a)	4	114
Blue Hills Bancorp Inc.	1	30
BOK Financial Corp.	4	323
Boston Private Financial Holdings Inc.	10	101
Bridge Bancorp Inc.	2	47
Brighthouse Financial Inc. (a)	7	199
BrightSphere Investment Group Plc	9	96
Brookline Bancorp Inc.	11	152
Brown & Brown Inc.	21	592
Bryn Mawr Bank Corp.	2	82
BSB BanCorp Inc. (a)	1	22
C&F Financial Corp.	—	2
Cadence Bancorp LLC - Class A	11	180
Camden National Corp.	2	68
Cannae Holdings Inc. (a)	11	181
Capital City Bank Group Inc.	1	23
Capital One Financial Corp.	12	898
Capitol Federal Financial Inc.	16	201
Carolina Financial Corp.	2	54
Cathay General Bancorp	7	225
CBOE Global Markets Inc.	5	473
CBTX Inc.	1	21
CenterState Bank Corp.	9	184
Central Pacific Financial Corp.	4	90
Central Valley Community Bancorp	—	4
Charles Schwab Corp.	25	1,030
Chemical Financial Corp.	6	205
Chubb Ltd.	7	926
Cincinnati Financial Corp.	6	479
CIT Group Inc.	7	249
Citigroup Inc.	38	2,002
Citizens & Northern Corp.	1	20
Citizens Financial Group Inc.	16	469
Citizens Inc. - Class A (a) (b)	4	28
City Holdings Co.	2	105
CME Group Inc.	6	1,040
CNA Financial Corp.	1	66
CNB Financial Corp.	1	31
CNO Financial Group Inc.	11	171
Codorus Valley Bancorp Inc.	—	6
Cohen & Steers Inc.	5	174
Columbia Banking System Inc.	6	234
Comerica Inc.	8	545
Commerce Bancshares Inc.	9	483
Community Bank System Inc.	4	213
Community Trust Bancorp Inc.	2	82
ConnectOne Bancorp Inc.	3	56
Consumer Portfolio Services Inc. (a)	2	6
Cowen Inc. - Class A (a) (b)	2	30
Crawford & Co. - Class B	1	13
Credit Acceptance Corp. (a)	2	680
Cullen/Frost Bankers Inc.	4	322
Customers Bancorp Inc. (a)	3	60
CVB Financial Corp.	11	228
Diamond Hill Investment Group Inc.	—	72
Dime Community Bancshares Inc.	4	67
Discover Financial Services	24	1,407
Donegal Group Inc. - Class A	2	22
Donnelley Financial Solutions Inc. (a)	5	75
E*TRADE Financial Corp.	17	740
Eagle Bancorp Inc. (a)	5	228
	Shares/Par[1]	Value ($)
East West Bancorp Inc.	9	392
Eaton Vance Corp.	9	314
eHealth Inc. (a)	2	58
EMC Insurance Group Inc.	2	53
Employer Holdings Inc.	4	153
Encore Capital Group Inc. (a) (b)	2	55
Enova International Inc. (a)	5	106
Enstar Group Ltd. (a)	1	212
Enterprise Financial Services Corp.	4	152
Equity Bancshares Inc. - Class A (a)	1	38
Erie Indemnity Co. - Class A	3	410
ESSA Bancorp Inc.	1	15
Essent Group Ltd. (a)	10	352
Evercore Inc. - Class A	6	400
Everest Re Group Ltd.	1	328
EzCorp Inc. - Class A (a)	7	56
FactSet Research Systems Inc.	2	496
Farmers National Banc Corp.	1	10
FB Financial Corp.	3	103
FBL Financial Group Inc. - Class A	2	123
FCB Financial Holdings Inc. - Class A (a)	5	161
Federal Agricultural Mortgage Corp. - Class C	1	54
Federated Investors Inc. - Class B	13	348
Federated National Holding Co.	2	33
Fidelity National Financial Inc.	19	610
Fidelity Southern Corp.	4	92
Fifth Third Bancorp	26	613
Financial Institutions Inc.	2	49
First American Financial Corp.	10	442
First Bancorp Inc.	4	115
First Bancorp Inc.	22	189
First Bancorp Inc.	1	30
First Busey Corp.	7	165
First Business Financial Services Inc.	1	18
First Citizens BancShares Inc. - Class A	1	515
First Commonwealth Financial Corp.	12	144
First Community Bancshares Inc.	2	55
First Defiance Financial Corp.	1	36
First Financial Bancorp	10	243
First Financial Bankshares Inc.	6	326
First Financial Corp.	1	38
First Financial Northwest Inc.	1	16
First Foundation Inc. (a)	4	53
First Hawaiian Inc.	9	191
First Horizon National Corp.	27	360
First Interstate BancSystem Inc. - Class A	3	127
First Merchants Corp.	6	211
First Mid-Illinois Bancshares Inc.	1	19
First Midwest Bancorp Inc.	12	247
First of Long Island Corp.	2	46
First Republic Bank	5	462
FirstCash Inc.	5	348
Flagstar Bancorp Inc. (a)	8	215
Flushing Financial Corp.	3	75
FNB Corp.	30	298
Franklin Financial Network Inc. (a)	2	42
Franklin Resources Inc.	15	433
Fulton Financial Corp.	15	235
Gain Capital Holdings Inc. (b)	5	33
GAMCO Investors Inc. - Class A	1	21
Genworth Financial Inc. - Class A (a)	49	227
German American Bancorp Inc.	2	46
Glacier Bancorp Inc.	6	230
Global Indemnity Ltd. - Class A	1	36
Goldman Sachs Group Inc.	9	1,453
Great Southern Bancorp Inc.	2	84
Great Western Bancorp Inc.	6	188
Green Bancorp Inc.	2	36
Green Dot Corp. - Class A (a)	6	442
Greenhill & Co. Inc. (b)	2	61
Greenlight Capital Re Ltd. - Class A (a) (b)	3	28
Guaranty Bancorp	3	57
Hallmark Financial Services Inc. (a)	2	23
Hamilton Lane Inc. - Class A	1	55
Hancock Whitney Co.	5	191

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

25

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Hanmi Financial Corp.	3	68
Hanover Insurance Group Inc.	4	419
Hartford Financial Services Group Inc.	20	883
HCI Group Inc.	2	77
Heartland Financial USA Inc.	4	192
Hennessy Advisors Inc.	—	4
Heritage Commerce Corp.	5	52
Heritage Financial Corp.	6	174
Heritage Insurance Holdings Inc.	3	39
Hilltop Holdings Inc.	10	185
Home Bancshares Inc.	11	187
HomeStreet Inc. (a)	3	61
HomeTrust Bancshares Inc.	1	38
Hope Bancorp Inc.	14	164
Horace Mann Educators Corp.	5	186
Horizon Bancorp Inc.	5	72
Houlihan Lokey Inc. - Class A	2	61
Huntington Bancshares Inc.	56	663
IberiaBank Corp.	4	267
Impac Mortgage Holdings Inc. (a) (b)	2	7
Independence Holding Co.	—	11
Independent Bank Corp.	3	53
Independent Bank Corp.	3	204
Independent Bank Group Inc.	5	208
Interactive Brokers Group Inc.	10	523
Intercontinental Exchange Inc.	12	931
Internap Corp. (a) (b)	1	5
International Bancshares Corp.	8	278
INTL FCStone Inc. (a)	2	67
Invesco Ltd.	25	419
Investment Technology Group Inc.	3	94
Investors Bancorp Inc.	25	259
James River Group Holdings Ltd.	3	111
Janus Henderson Group Plc	14	300
Jefferies Financial Group Inc.	19	337
JPMorgan Chase & Co.	104	10,133
Kearny Financial Corp.	11	141
Kemper Corp.	6	429
KeyCorp	36	538
Ladenburg Thalmann Financial Services Inc.	10	23
Lakeland Bancorp Inc.	5	72
Lakeland Financial Corp.	4	147
Lazard Ltd. - Class A	8	281
LegacyTexas Financial Group Inc.	5	158
Legg Mason Inc.	6	149
LendingClub Corp. (a)	45	119
LendingTree Inc. (a) (b)	1	176
Lincoln National Corp.	8	386
Live Oak Bancshares Inc.	6	88
Loews Corp.	11	495
LPL Financial Holdings Inc.	13	770
M&T Bank Corp.	7	1,024
Macatawa Bank Corp.	1	6
Maiden Holdings Ltd.	9	15
Manning & Napier Inc. - Class A (b)	1	2
Markel Corp. (a)	—	522
MarketAxess Holdings Inc.	2	465
Marlin Business Services Inc.	2	45
Marsh & McLennan Cos. Inc.	18	1,442
MB Financial Inc.	7	279
MBIA Inc. (a)	14	125
MBT Financial Corp.	1	9
Mercantile Bank Corp.	2	58
Mercury General Corp.	5	247
Meridian Bancorp Inc.	5	78
Meta Financial Group Inc.	3	62
MetLife Inc.	14	593
MGIC Investment Corp. (a)	10	105
Midland States Bancorp Inc.	2	34
Midsouth Bancorp Inc.	1	6
MidWestOne Financial Group Inc.	1	19
Moelis & Co. - Class A	2	85
Moody's Corp.	5	698
Morgan Stanley	39	1,565
Morningstar Inc.	5	502
	Shares/Par[1]	Value ($)
Mr. Cooper Group Inc. (a)	4	43
MSCI Inc.	5	685
NASDAQ Inc.	10	829
National Bank Holdings Corp. - Class A	6	175
National Bankshares Inc.	—	2
National General Holdings Corp.	11	261
National Western Life Group Inc. - Class A	—	103
Navient Corp.	30	266
Navigators Group Inc.	3	220
NBT Bancorp Inc.	5	165
Nelnet Inc. - Class A	3	169
New York Community Bancorp Inc.	25	232
Nicholas Financial Inc. (a)	1	6
Nicolet Bankshares Inc. (a)	—	13
NMI Holdings Inc. - Class A (a)	7	127
Northern Trust Corp.	8	687
Northfield Bancorp Inc.	5	71
Northrim BanCorp Inc.	—	13
Northwest Bancshares Inc.	11	194
OceanFirst Financial Corp.	5	116
Ocwen Financial Corp. (a)	4	5
OFG Bancorp	6	102
Old Line Bancshares Inc.	1	21
Old National Bancorp	17	266
Old Republic International Corp.	23	471
Old Second Bancorp Inc.	1	9
On Deck Capital Inc. (a)	6	36
OneMain Holdings Inc. (a)	12	303
Oppenheimer Holdings Inc. - Class A	1	28
Opus Bank	3	61
Oritani Financial Corp.	5	75
Pacific Premier Bancorp Inc. (a)	7	175
PacWest Bancorp	7	248
Park National Corp.	2	128
Peapack Gladstone Financial Corp.	2	57
Penns Woods Bancorp Inc.	—	9
PennyMac Financial Services Inc.	4	84
Peoples Bancorp Inc.	2	63
Peoples Financial Services Corp.	—	9
People's United Financial Inc.	27	392
People's Utah Bancorp	1	20
Pinnacle Financial Partners Inc.	5	219
Piper Jaffray Cos.	2	119
PJT Partners Inc. - Class A	2	91
PNC Financial Services Group Inc.	7	839
Popular Inc.	9	416
PRA Group Inc. (a)	8	187
Preferred Bank	2	69
Primerica Inc.	6	579
Principal Financial Group Inc.	18	796
ProAssurance Corp.	6	246
Progressive Corp.	15	892
Prosperity Bancshares Inc.	6	354
Protective Insurance Corp. - Class B	1	16
Provident Financial Holdings Inc.	—	6
Provident Financial Services Inc.	9	217
Prudential Bancorp Inc.	—	5
Prudential Financial Inc.	6	515
Pzena Investment Management Inc. - Class A	2	16
QCR Holdings Inc.	1	31
Radian Group Inc.	8	138
Raymond James Financial Inc.	9	647
Regional Management Corp. (a)	2	43
Regions Financial Corp.	52	696
Reinsurance Group of America Inc.	3	431
RenaissanceRe Holdings Ltd.	3	448
Renasant Corp.	5	157
Republic Bancorp Inc. - Class A	2	59
Republic First Bancorp Inc. (a)	2	14
RLI Corp.	4	258
S&P Global Inc.	11	1,846
S&T Bancorp Inc.	4	146
Safety Insurance Group Inc.	2	134
Sandy Spring Bancorp Inc.	5	146
Santander Consumer USA Holdings Inc.	23	400

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

26

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Seacoast Banking Corp. of Florida (a)	4	98
SEI Investments Co.	7	337
Selective Insurance Group Inc.	4	273
ServisFirst Bancshares Inc.	6	177
Sierra Bancorp	1	35
Signature Bank	2	187
Simmons First National Corp. - Class A	9	213
SLM Corp. (a)	49	408
South State Corp.	2	147
Southside Bancshares Inc.	4	124
State Auto Financial Corp.	4	145
State Bank Financial Corp.	3	74
State Street Corp.	6	387
Sterling Bancorp	19	307
Stewart Information Services Corp.	3	104
Stifel Financial Corp.	7	273
Stock Yards Bancorp Inc.	2	63
SunTrust Banks Inc.	6	299
SVB Financial Group (a)	3	595
Synchrony Financial	40	940
Synovus Financial Corp.	12	395
T. Rowe Price Group Inc.	10	942
TCF Financial Corp.	19	378
TD Ameritrade Holding Corp.	6	308
Telaria Inc. (a)	1	4
Territorial Bancorp Inc.	1	29
Texas Capital Bancshares Inc. (a)	5	252
TFS Financial Corp.	11	171
Third Point Reinsurance Ltd. (a)	10	100
Tiptree Inc. - Class A	3	17
Tompkins Financial Corp.	2	118
Torchmark Corp.	4	321
Towne Bank	11	256
Travelers Cos. Inc.	14	1,676
Trico Bancshares	4	120
Tristate Capital Holdings Inc. (a)	4	72
Triumph Bancorp Inc. (a)	5	135
TrustCo Bank Corp.	11	77
Trustmark Corp.	8	227
U.S. Bancorp	46	2,094
UMB Financial Corp.	4	256
Umpqua Holdings Corp.	18	284
Union Bankshares Corp.	8	216
United Bankshares Inc.	9	282
United Community Banks Inc.	10	204
United Community Financial Corp.	5	47
United Financial Bancorp Inc.	5	75
United Fire Group Inc.	3	152
United Insurance Holdings Corp.	8	127
Universal Insurance Holdings Inc.	6	228
Univest Corp. of Pennsylvania	3	65
Unum Group	8	248
Valley National Bancorp	24	210
Virtu Financial Inc. - Class A	9	219
Virtus Investment Partners Inc.	1	64
Voya Financial Inc.	8	311
Waddell & Reed Financial Inc. - Class A	8	154
Walker & Dunlop Inc.	5	234
Washington Federal Inc.	7	186
Washington Trust Bancorp Inc.	2	98
Waterstone Financial Inc.	3	55
Webster Financial Corp.	7	369
Wells Fargo & Co.	114	5,267
WesBanco Inc.	5	187
West Bancorp Inc.	2	34
Westamerica Bancorp	3	157
Western Alliance Bancorp (a)	10	411
Westwood Holdings Group Inc.	1	27
White Mountains Insurance Group Ltd.	—	272
Willis Towers Watson Plc	4	581
Wintrust Financial Corp.	5	349
WisdomTree Investments Inc.	17	115
World Acceptance Corp. (a)	2	186
WR Berkley Corp.	9	678
WSFS Financial Corp.	3	130
	Shares/Par[1]	Value ($)
Zions Bancorp	10	403
		134,204
Health Care 12.7%
Abbott Laboratories	24	1,751
AbbVie Inc.	40	3,725
Abiomed Inc. (a)	2	542
Acadia HealthCare Co. Inc. (a) (b)	11	282
Accuray Inc. (a)	6	19
Aceto Corp.	3	3
Achillion Pharmaceuticals Inc. (a)	8	13
Acorda Therapeutics Inc. (a)	6	95
Addus HomeCare Corp. (a)	1	75
Agilent Technologies Inc.	9	606
Agios Pharmaceuticals Inc. (a) (b)	1	49
Akorn Inc. (a)	8	26
Alder Biopharmaceuticals Inc. (a) (b)	4	41
Alexion Pharmaceuticals Inc. (a)	5	534
Align Technology Inc. (a)	3	580
Alkermes Plc (a)	3	85
Allergan Plc	6	757
Allscripts-Misys Healthcare Solutions Inc. (a)	29	281
Alnylam Pharmaceuticals Inc. (a)	3	230
Amedisys Inc. (a)	2	258
AmerisourceBergen Corp.	9	692
Amgen Inc.	23	4,394
Amicus Therapeutics Inc. (a) (b)	10	96
AMN Healthcare Services Inc. (a)	5	304
Amneal Pharmaceuticals Inc. - Class A (a) (b)	10	131
Amphastar Pharmaceuticals Inc. (a)	4	84
AnaptysBio Inc. (a)	—	23
AngioDynamics Inc. (a)	4	90
ANI Pharmaceuticals Inc. (a)	1	35
Anika Therapeutics Inc. (a)	1	50
Anthem Inc.	8	2,054
Aptevo Therapeutics Inc. (a)	2	2
Aratana Therapeutics Inc. (a)	2	14
Ardelyx Inc. (a)	1	1
Arena Pharmaceuticals Inc. (a)	5	195
Assertio Therapeutics Inc. (a)	3	11
Atara Biotherapeutics Inc. (a)	4	143
athenahealth Inc. (a)	4	477
Atrion Corp.	—	121
Audentes Therapeutics Inc. (a)	3	65
Avanos Medical Inc. (a)	5	203
Baxter International Inc.	11	709
Becton Dickinson & Co.	4	888
Biogen Inc. (a)	8	2,320
BioMarin Pharmaceutical Inc. (a)	4	361
Bio-Rad Laboratories Inc. - Class A (a)	2	379
BioScrip Inc. (a)	5	19
Biospecifics Technologies Corp. (a)	1	44
Bio-Techne Corp.	3	398
BioTelemetry Inc. (a)	2	120
Bluebird Bio Inc. (a) (b)	1	86
Boston Scientific Corp. (a)	29	1,022
Bristol-Myers Squibb Co.	53	2,759
Brookdale Senior Living Inc. (a)	30	200
Bruker Corp.	18	525
Cambrex Corp. (a)	4	161
Cantel Medical Corp.	4	299
Capital Senior Living Corp. (a)	3	21
Cardinal Health Inc.	16	711
Catalent Inc. (a)	17	544
Celgene Corp. (a)	33	2,144
Centene Corp. (a)	9	1,061
Cerner Corp. (a)	15	787
Charles River Laboratories International Inc. (a)	6	635
Chemed Corp.	2	538
Chimerix Inc. (a)	5	13
Cigna Corp.	16	3,061
Civitas Solutions Inc. (a)	4	62
Community Health Systems Inc. (a) (b)	12	33
Computer Programs & Systems Inc.	1	19
Concert Pharmaceuticals Inc. (a)	—	5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

27

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Conmed Corp.	4	244
Cooper Cos. Inc.	2	480
Corcept Therapeutics Inc. (a) (b)	9	118
Corvel Corp. (a)	2	124
Cross Country Healthcare Inc. (a)	2	17
CryoLife Inc. (a)	3	79
Cumberland Pharmaceuticals Inc. (a)	1	6
CVS Health Corp.	51	3,314
Danaher Corp.	9	900
DaVita Inc. (a)	12	624
Deciphera Pharmaceuticals Inc. (a)	3	56
Dentsply Sirona Inc.	13	502
DexCom Inc. (a)	1	167
Diplomat Pharmacy Inc. (a) (b)	8	113
Eagle Pharmaceuticals Inc. (a) (b)	1	53
Edwards Lifesciences Corp. (a)	6	919
Eli Lilly & Co.	29	3,307
Emergent BioSolutions Inc. (a)	4	241
Enanta Pharmaceuticals Inc. (a)	2	113
Encompass Health Corp.	13	788
Endo International Plc (a)	23	171
Ensign Group Inc.	5	210
Enzo Biochem Inc. (a)	4	10
Evolent Health Inc. - Class A (a) (b)	8	169
Exact Sciences Corp. (a)	2	137
Exelixis Inc. (a)	21	409
FibroGen Inc. (a)	2	84
Five Prime Therapeutics Inc. (a)	4	37
Five Star Senior Living Inc. (a)	1	—
G1 Therapeutics Inc. (a)	4	68
Gilead Sciences Inc.	47	2,957
Global Blood Therapeutics Inc. (a) (b)	4	153
Globus Medical Inc. - Class A (a)	6	244
Haemonetics Corp. (a)	3	349
Halozyme Therapeutics Inc. (a)	6	90
Hanger Orthopedic Group Inc. (a)	3	53
Harvard Bioscience Inc. (a)	2	5
HCA Healthcare Inc.	9	1,094
HealthEquity Inc. (a)	3	169
HealthStream Inc.	2	51
Henry Schein Inc. (a)	7	542
Herbalife Nutrition Ltd. (a) (b)	14	814
Heska Corp. (a)	—	14
Hill-Rom Holdings Inc.	5	455
HMS Holdings Corp. (a)	8	212
Hologic Inc. (a)	18	757
Horizon Pharma Plc (a)	15	296
Humana Inc.	5	1,351
ICU Medical Inc. (a)	1	253
Idexx Laboratories Inc. (a)	4	829
Illumina Inc. (a)	3	895
Incyte Corp. (a)	4	241
Innoviva Inc. (a)	6	112
Inogen Inc. (a)	1	149
Insmed Inc. (a) (b)	4	52
Insulet Corp. (a) (b)	1	72
Integer Holdings Corp. (a)	3	267
Integra LifeSciences Holdings Corp. (a)	5	232
Intellia Therapeutics Inc. (a)	3	40
Intra-Cellular Therapies Inc. (a)	4	46
Intuitive Surgical Inc. (a)	2	1,090
Invacare Corp.	4	16
Ionis Pharmaceuticals Inc. (a)	3	172
Iovance Biotherapeutics Inc. (a)	11	96
Iqvia Ltd. (a)	8	904
Jazz Pharmaceuticals Plc (a)	3	370
Johnson & Johnson	91	11,739
Karyopharm Therapeutics Inc. (a)	4	33
Laboratory Corp. of America Holdings (a)	7	900
Lannett Co. Inc. (a) (b)	3	15
Lantheus Holdings Inc. (a)	5	78
LeMaitre Vascular Inc.	2	38
LHC Group Inc. (a)	3	256
Ligand Pharmaceuticals Inc. (a) (b)	1	118
Lipocine Inc. (a) (b)	1	1
	Shares/Par[1]	Value ($)
LivaNova Plc (a)	4	323
Luminex Corp.	3	76
MacroGenics Inc. (a)	3	40
Magellan Health Services Inc. (a)	4	230
Mallinckrodt Plc (a)	11	167
Masimo Corp. (a)	4	468
McKesson Corp.	9	956
Medidata Solutions Inc. (a)	2	161
MEDNAX Inc. (a)	7	224
Medpace Holdings Inc. (a)	3	171
Medtronic Plc	21	1,909
Merck & Co. Inc.	80	6,105
Meridian Bioscience Inc.	4	75
Merit Medical Systems Inc. (a)	4	198
Mettler-Toledo International Inc. (a)	1	838
Mirati Therapeutics Inc. (a) (b)	2	76
Molina Healthcare Inc. (a)	3	333
Momenta Pharmaceuticals Inc. (a)	4	47
Mylan NV (a)	18	499
Myriad Genetics Inc. (a)	6	165
National Healthcare Corp.	1	94
National Research Corp. - Class A	1	27
Natus Medical Inc. (a)	3	100
Nektar Therapeutics (a)	2	57
Neogen Corp. (a)	3	190
NeoGenomics Inc. (a)	3	40
Neurocrine Biosciences Inc. (a)	3	191
NewLink Genetics Corp. (a)	2	3
Nextgen Healthcare Inc. (a)	10	151
NuVasive Inc. (a)	5	233
Nuvectra Corp. (a)	1	10
Omnicell Inc. (a)	3	193
Opko Health Inc. (a) (b)	15	44
OraSure Technologies Inc. (a)	4	48
Orthofix Medical Inc. (a)	3	168
Otonomy Inc. (a)	2	4
Owens & Minor Inc.	7	43
Patterson Cos. Inc.	10	194
PDL BioPharma Inc. (a)	6	17
PerkinElmer Inc.	3	241
Perrigo Co. Plc	7	278
Pfizer Inc.	209	9,141
Phibro Animal Health Corp. - Class A	2	51
PRA Health Sciences Inc. (a)	4	382
Premier Inc. - Class A (a)	5	178
Prestige Consumer Healthcare Inc. (a)	8	235
Prothena Corp. Plc (a)	4	44
Providence Services Corp. (a)	2	94
Psychemedics Corp.	1	8
Quest Diagnostics Inc.	10	842
Quidel Corp. (a)	3	162
Quorum Health Corp. (a) (b)	3	10
RadNet Inc. (a)	4	38
Regeneron Pharmaceuticals Inc. (a)	2	822
Regenxbio Inc. (a)	4	185
Repligen Corp. (a)	2	92
ResMed Inc.	5	584
Retrophin Inc. (a)	4	94
Rhythm Pharmaceuticals Inc. (a) (b)	1	14
RTI Surgical Inc. (a)	4	13
Sangamo Therapeutics Inc. (a)	8	94
Sarepta Therapeutics Inc. (a)	1	148
SeaSpine Holdings Corp. (a)	1	11
Seattle Genetics Inc. (a) (b)	2	141
Select Medical Holdings Corp. (a)	13	198
Simulations Plus Inc.	1	12
Spark Therapeutics Inc. (a) (b)	1	43
Spectrum Pharmaceuticals Inc. (a)	3	24
Steris Plc	3	362
Stryker Corp.	9	1,470
Supernus Pharmaceuticals Inc. (a)	5	152
Surgery Partners Inc. (a) (b)	5	45
SurModics Inc. (a)	1	67
Syneos Health Inc. - Class A (a)	8	330
Taro Pharmaceutical Industries Ltd.	3	251

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

28

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Teleflex Inc.	2	429
Tenet Healthcare Corp. (a)	12	202
Tetraphase Pharmaceuticals Inc. (a)	3	3
Thermo Fisher Scientific Inc.	10	2,205
Tivity Health Inc. (a)	4	103
Triple-S Management Corp. - Class B (a)	2	36
Ultragenyx Pharmaceutical Inc. (a) (b)	1	57
United Therapeutics Corp. (a)	7	721
UnitedHealth Group Inc.	26	6,528
Universal Health Services Inc. - Class B	9	1,070
US Physical Therapy Inc.	1	115
Utah Medical Products Inc.	—	17
Varex Imaging Corp. (a)	6	142
Varian Medical Systems Inc. (a)	5	513
Veeva Systems Inc. - Class A (a)	4	329
Vertex Pharmaceuticals Inc. (a)	3	546
Waters Corp. (a)	3	560
WellCare Health Plans Inc. (a)	2	489
West Pharmaceutical Services Inc.	3	286
Wright Medical Group NV (a)	3	93
Xencor Inc. (a)	3	95
Zafgen Inc. (a)	—	2
Zimmer Biomet Holdings Inc.	6	587
Zoetis Inc. - Class A	20	1,686
Zogenix Inc. (a) (b)	4	150
		129,829
Industrials 13.4%
3M Co.	26	4,898
AAON Inc.	4	155
AAR Corp.	4	163
ABM Industries Inc.	7	225
Acacia Research Corp. (a)	2	5
ACCO Brands Corp.	11	78
Actuant Corp. - Class A	7	145
Acuity Brands Inc.	3	392
Advanced Disposal Services Inc. (a)	7	170
Advanced Drainage Systems Inc.	6	136
AECOM (a)	11	305
Aegion Corp. (a)	3	54
Aerojet Rocketdyne Holdings Inc. (a)	7	258
Aerovironment Inc. (a)	2	160
AGCO Corp.	8	464
Air Lease Corp. - Class A	12	368
Air Transport Services Group Inc. (a)	8	182
Alamo Group Inc.	1	95
Alarm.com Holdings Inc. (a)	2	119
Alaska Air Group Inc.	12	710
Albany International Corp. - Class A	2	109
Allegiant Travel Co.	2	233
Allegion Plc	5	405
Allied Motion Technologies Inc.	1	56
Allison Transmission Holdings Inc.	15	673
Altra Holdings Inc.	6	143
Amerco Inc.	1	482
Ameresco Inc. - Class A (a)	1	16
American Airlines Group Inc.	21	669
American Woodmark Corp. (a)	2	99
AMETEK Inc.	11	732
AO Smith Corp.	7	288
Apogee Enterprises Inc.	3	105
Applied Industrial Technologies Inc.	5	281
ARC Document Solutions Inc. (a)	4	9
ArcBest Corp.	4	140
Arconic Inc.	16	272
Arcosa Inc. (a)	4	106
Argan Inc.	2	62
Armstrong Flooring Inc. (a)	3	34
Armstrong World Industries Inc.	6	330
Astec Industries Inc.	3	97
Astronics Corp. (a)	2	67
Astronics Corp. - Class B (a)	1	45
Atkore International Group Inc. (a)	2	49
Atlas Air Worldwide Holdings Inc. (a)	3	119
Avis Budget Group Inc. (a)	12	270
	Shares/Par[1]	Value ($)
Axon Enterprise Inc. (a)	1	52
AZZ Inc.	3	105
Babcock & Wilcox Enterprises Inc. (a)	20	8
Barnes Group Inc.	6	299
Barrett Business Services Inc.	1	67
Beacon Roofing Supply Inc. (a)	7	229
BMC Stock Holdings Inc. (a)	7	110
Boeing Co.	15	4,721
Brady Corp. - Class A	5	227
Briggs & Stratton Corp.	7	91
Brink's Co.	6	367
Builders FirstSource Inc. (a)	15	169
BWX Technologies Inc.	8	292
C.H. Robinson Worldwide Inc.	8	668
CAI International Inc. (a)	1	22
Carlisle Cos. Inc.	5	465
Casella Waste Systems Inc. - Class A (a)	5	140
Caterpillar Inc.	21	2,676
CBIZ Inc. (a)	7	130
Ceco Environmental Corp. (a)	3	21
Chart Industries Inc. (a)	3	221
Cimpress NV (a)	3	300
Cintas Corp.	5	792
CIRCOR International Inc. (a)	2	34
Civeo Corp. (a)	8	11
Clean Harbors Inc. (a)	7	326
Colfax Corp. (a)	10	209
Columbus Mckinnon Corp.	2	72
Comfort Systems USA Inc.	5	224
Commercial Vehicle Group Inc. (a)	5	26
Continental Building Products Inc. (a)	5	121
Copa Holdings SA - Class A	3	256
Copart Inc. (a)	16	748
Costamare Inc.	8	35
CoStar Group Inc. (a)	1	229
Covanta Holding Corp.	19	251
Covenant Transportation Group Inc. - Class A (a)	2	43
CRA International Inc.	1	46
Crane Co.	6	401
CSW Industrials Inc. (a)	2	98
CSX Corp.	31	1,923
Cubic Corp.	3	159
Cummins Inc.	8	1,103
Curtiss-Wright Corp.	5	536
Deere & Co.	11	1,696
Delta Air Lines Inc.	41	2,031
Deluxe Corp.	7	264
DMC Global Inc.	2	78
Donaldson Co. Inc.	15	671
Douglas Dynamics Inc.	3	101
Dover Corp.	11	809
Ducommun Inc. (a)	1	47
Dun & Bradstreet Corp.	4	518
DXP Enterprises Inc. (a)	2	50
Dycom Industries Inc. (a)	5	271
Eagle Bulk Shipping Inc. (a)	2	11
Eaton Corp. Plc	12	806
Echo Global Logistics Inc. (a)	3	66
EMCOR Group Inc.	7	395
Emerson Electric Co.	23	1,358
Encore Wire Corp.	2	112
EnerSys Inc.	4	344
Engility Holdings Inc. (a)	4	115
Ennis Inc.	3	62
EnPro Industries Inc.	2	131
Equifax Inc.	5	461
ESCO Technologies Inc.	2	161
Essendant Inc.	3	43
Esterline Technologies Corp. (a)	3	380
ExOne Co. (a) (b)	1	9
Expeditors International of Washington Inc.	7	502
Exponent Inc.	5	256
Fastenal Co.	14	707
Federal Signal Corp.	6	116
FedEx Corp.	12	1,877

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

29

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Flowserve Corp.	9	339
Fluor Corp.	8	249
Forrester Research Inc.	2	75
Fortive Corp.	9	625
Fortune Brands Home & Security Inc.	8	306
Forward Air Corp.	4	236
Franklin Covey Co. (a)	1	24
Franklin Electric Co. Inc.	4	183
FreightCar America Inc. (a)	1	7
FTI Consulting Inc. (a)	5	324
Gardner Denver Holdings Inc. (a)	7	147
GATX Corp.	3	201
Genco Shipping & Trading Ltd. (a)	1	6
Gencor Industries Inc. (a)	1	6
Generac Holdings Inc. (a)	9	472
General Dynamics Corp.	9	1,435
General Electric Co.	130	983
Genesee & Wyoming Inc. - Class A (a)	5	355
Gibraltar Industries Inc. (a)	3	107
Global Brass & Copper Holdings Inc.	3	64
GMS Inc. (a)	3	48
Golden Ocean Group Ltd.	1	3
Goldfield Corp. (a)	3	7
Gorman-Rupp Co.	2	79
GP Strategies Corp. (a)	2	25
Graco Inc.	13	549
GrafTech International Ltd.	11	130
Graham Corp.	—	9
Granite Construction Inc.	4	164
Great Lakes Dredge & Dock Corp. (a)	7	49
Greenbrier Cos. Inc.	5	205
Griffon Corp.	5	50
H&E Equipment Services Inc.	5	101
Harris Corp.	7	942
Harsco Corp. (a)	11	215
Hawaiian Holdings Inc.	7	196
HD Supply Holdings Inc. (a)	16	603
Healthcare Services Group Inc. (b)	5	202
Heartland Express Inc.	9	161
HEICO Corp.	3	250
HEICO Corp. - Class A	4	270
Heidrick & Struggles International Inc.	2	68
Herc Holdings Inc. (a)	4	96
Heritage-Crystal Clean Inc. (a)	1	23
Herman Miller Inc.	8	236
Hertz Global Holdings Inc. (a)	8	112
Hexcel Corp.	11	604
Hill International Inc. (a)	4	12
Hillenbrand Inc.	7	248
HNI Corp.	5	181
Honeywell International Inc.	26	3,400
Houston Wire & Cable Co. (a)	1	5
HUB Group Inc. - Class A (a)	3	121
Hubbell Inc.	4	400
Hudson Global Inc. (a)	1	1
Hudson Technologies Inc. (a) (b)	3	3
Huntington Ingalls Industries Inc.	3	499
Hurco Cos. Inc.	—	11
Huron Consulting Group Inc. (a)	2	115
Hyster-Yale Materials Handling Inc. - Class A	1	69
ICF International Inc.	2	133
IDEX Corp.	4	485
IES Holdings Inc. (a)	2	32
Illinois Tool Works Inc.	13	1,683
Ingersoll-Rand Plc	12	1,055
InnerWorkings Inc. (a)	5	18
Insperity Inc.	5	443
Insteel Industries Inc.	2	51
Interface Inc.	8	118
ITT Inc.	10	490
Jacobs Engineering Group Inc.	5	293
JB Hunt Transport Services Inc.	6	586
JELD-WEN Holding Inc. (a) (b)	8	113
JetBlue Airways Corp. (a)	39	634
John Bean Technologies Corp.	3	249
	Shares/Par[1]	Value ($)
Johnson Controls International Plc	22	654
Kadant Inc.	1	118
Kaman Corp.	3	158
Kansas City Southern	8	728
KAR Auction Services Inc.	12	566
KBR Inc.	15	224
Kelly Services Inc. - Class A	4	73
Kennametal Inc.	8	268
Keyw Holding Corp. (a) (b)	1	7
Kforce Inc.	4	116
Kimball International Inc. - Class B	4	61
Kirby Corp. (a)	5	309
Knight-Swift Transportation Holdings Inc. - Class A (b)	10	263
Knoll Inc.	5	89
Korn/Ferry International	5	206
Kratos Defense & Security Solutions Inc. (a)	13	187
L3 Technologies Inc.	4	724
Landstar System Inc.	5	477
Lawson Products Inc. (a)	—	14
LB Foster Co. (a)	1	16
Lennox International Inc.	3	658
Lincoln Electric Holdings Inc.	8	657
Lindsay Corp.	1	143
Lockheed Martin Corp.	9	2,350
LSC Communications Inc.	3	22
LSI Industries Inc.	1	4
Lydall Inc. (a)	2	37
Macquarie Infrastructure Co. LLC	5	181
Manitowoc Co. Inc. (a)	4	53
Manpower Inc.	5	356
Marten Transport Ltd.	5	74
Masco Corp.	14	397
Masonite International Corp. (a)	4	197
MasTec Inc. (a) (b)	11	442
Matson Inc.	5	157
Matthews International Corp. - Class A	3	137
McGrath RentCorp	3	146
Mercury Systems Inc. (a)	3	143
Meritor Inc. (a)	9	144
Middleby Corp. (a)	4	397
Milacron Holdings Corp. (a)	10	125
Miller Industries Inc.	1	34
Mistras Group Inc. (a)	3	37
Mobile Mini Inc.	4	141
Moog Inc. - Class A	4	278
MRC Global Inc. (a)	10	117
MSA Safety Inc.	2	187
MSC Industrial Direct Co. - Class A	5	420
Mueller Industries Inc.	9	206
Mueller Water Products Inc. - Class A	16	150
Multi-Color Corp.	3	90
MYR Group Inc. (a)	2	65
National Presto Industries Inc.	1	63
Navigant Consulting Inc.	5	111
Navistar International Corp. (a)	11	277
NCI Building Systems Inc. (a)	7	52
Nielsen Holdings Plc	26	611
NL Industries Inc. (a)	1	3
NN Inc.	3	20
Nordson Corp.	5	605
Norfolk Southern Corp.	11	1,671
Northrop Grumman Systems Corp.	6	1,508
Northwest Pipe Co. (a)	1	23
NOW Inc. (a)	12	138
NV5 Holdings Inc. (a)	1	42
nVent Electric Plc	7	155
Old Dominion Freight Line Inc.	6	745
Orion Group Holdings Inc. (a)	2	7
Oshkosh Corp.	8	465
Owens Corning Inc.	9	412
PACCAR Inc.	18	1,050
PAM Transportation Services Inc. (a)	—	12
Parker Hannifin Corp.	6	948
Park-Ohio Holdings Corp.	1	40

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

30

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Patrick Industries Inc. (a)	3	95
Pentair Plc	10	377
Performant Financial Corp. (a)	4	8
PGT Innovations Inc. (a)	6	99
Pitney Bowes Inc.	16	92
Powell Industries Inc.	1	27
Preformed Line Products Co.	—	10
Primoris Services Corp.	6	109
Proto Labs Inc. (a)	2	264
Quad/Graphics Inc. - Class A	4	55
Quanex Building Products Corp.	4	49
Quanta Services Inc. (a)	12	362
Radiant Logistics Inc. (a)	3	14
Raven Industries Inc.	2	88
Raytheon Co.	8	1,260
RBC Bearings Inc. (a)	2	265
Regal-Beloit Corp.	4	309
Republic Services Inc.	14	1,045
Resideo Technologies Inc. (a)	4	88
Resources Connection Inc.	4	62
REV Group Inc. (b)	7	49
Rexnord Corp. (a)	12	272
Roadrunner Transportation Systems Inc. (a)	4	2
Robert Half International Inc.	8	476
Rockwell Automation Inc.	6	845
Rollins Inc.	14	488
Roper Industries Inc.	2	621
Rush Enterprises Inc. - Class A	5	173
Ryder System Inc.	8	375
Saia Inc. (a)	4	244
Schneider National Inc. - Class B	3	64
Scorpio Bulkers Inc.	10	55
Sensata Technologies Holding Plc (a)	13	584
SIFCO Industries Inc. (a)	—	—
Simpson Manufacturing Co. Inc.	5	258
SiteOne Landscape Supply Inc. (a)	2	137
SkyWest Inc.	6	253
Snap-On Inc.	4	602
Southwest Airlines Co.	27	1,277
SP Plus Corp. (a)	2	62
Spartan Motors Inc.	4	30
Sparton Corp. (a)	1	17
Spirit Aerosystems Holdings Inc. - Class A	7	515
Spirit Airlines Inc. (a)	9	528
SPX Corp. (a)	5	144
SPX Flow Technology USA Inc. (a)	4	137
Standex International Corp.	2	156
Stanley Black & Decker Inc.	6	674
Steel Connect Inc. (a)	6	10
Steelcase Inc. - Class A	9	137
Stericycle Inc. (a)	6	228
Sterling Construction Co. Inc. (a)	3	30
Sun Hydraulics Corp.	3	99
Sunrun Inc. (a) (b)	12	126
Team Inc. (a) (b)	3	43
Teledyne Technologies Inc. (a)	2	334
Tennant Co.	2	122
Terex Corp.	7	180
Tetra Tech Inc.	6	285
Textainer Group Holdings Ltd. (a)	3	26
Textron Inc.	18	820
Thermon Group Holdings Inc. (a)	3	54
Timken Co.	9	340
Titan International Inc.	6	28
Titan Machinery Inc. (a)	1	17
Toro Co.	9	490
TPI Composites Inc. (a)	4	106
TransDigm Group Inc. (a)	2	680
TransUnion LLC	8	433
Trex Co. Inc. (a)	5	283
TriMas Corp. (a)	4	115
TriNet Group Inc. (a)	5	222
Trinity Industries Inc.	11	236
Triton International Ltd. - Class A	10	319
Triumph Group Inc.	7	86
	Shares/Par[1]	Value ($)
TrueBlue Inc. (a)	4	93
Tutor Perini Corp. (a)	5	84
Twin Disc Inc. (a)	1	18
Ultralife Corp. (a)	—	1
UniFirst Corp.	1	141
Union Pacific Corp.	31	4,233
United Continental Holdings Inc. (a)	32	2,660
United Parcel Service Inc. - Class B	30	2,878
United Rentals Inc. (a)	8	770
United Technologies Corp.	33	3,539
Universal Forest Products Inc.	9	236
Universal Logistics Holdings Inc.	2	41
US Ecology Inc.	2	121
USA Truck Inc. (a)	1	16
USG Corp.	16	694
Valmont Industries Inc.	2	273
Vectrus Inc. (a)	1	27
Verisk Analytics Inc. (a)	9	1,019
Veritiv Corp. (a)	2	42
Viad Corp.	2	108
Vicor Corp. (a)	1	53
VSE Corp.	1	36
Wabash National Corp.	7	97
WABCO Holdings Inc. (a)	3	340
Wabtec Corp. (b)	4	271
WageWorks Inc. (a)	3	70
Waste Management Inc.	19	1,654
Watsco Inc.	2	312
Watts Water Technologies Inc. - Class A	3	171
Welbilt Inc. (a)	13	148
Werner Enterprises Inc.	8	244
Wesco Aircraft Holdings Inc. (a)	14	111
WESCO International Inc. (a)	5	237
Willdan Group Inc. (a)	1	34
Williams Industrial Services Group Inc. (a)	—	1
Willscot Corp. (a)	7	70
Woodward Governor Co.	6	415
WW Grainger Inc.	3	989
XPO Logistics Inc. (a)	13	751
Xylem Inc.	9	627
YRC Worldwide Inc. (a)	4	12
		137,396
Information Technology 19.7%
3D Systems Corp. (a) (b)	15	148
Acacia Communications Inc. (a)	4	142
Accenture Plc - Class A	27	3,763
ACI Worldwide Inc. (a)	11	296
Adobe Inc. (a)	14	3,121
ADTRAN Inc.	6	59
Advanced Energy Industries Inc. (a)	5	231
Advanced Micro Devices Inc. (a)	29	526
Agilysys Inc. (a)	1	12
Akamai Technologies Inc. (a)	8	506
Alliance Data Systems Corp.	3	496
Alpha & Omega Semiconductor Ltd. (a)	3	34
Ambarella Inc. (a)	5	160
Amdocs Ltd.	9	521
American Software Inc. - Class A	2	19
Amkor Technology Inc. (a)	29	193
Amphenol Corp. - Class A	11	920
Amtech Systems Inc. (a)	1	4
Analog Devices Inc.	8	647
Anixter International Inc. (a)	3	183
Ansys Inc. (a)	3	393
Apple Inc.	199	31,349
Applied Materials Inc.	39	1,268
Applied Optoelectronics Inc. (a) (b)	1	16
Arista Networks Inc. (a)	2	413
ARRIS International Plc (a)	19	588
Arrow Electronics Inc. (a)	7	505
ASGN Inc. (a)	6	328
Aspen Technology Inc. (a)	8	618
Atlassian Corp. Plc - Class A (a)	1	81
Autodesk Inc. (a)	5	605

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

31

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Automatic Data Processing Inc.	19	2,480
Avid Technology Inc. (a)	3	16
Avnet Inc.	8	298
AVX Corp.	12	181
Axcelis Technologies Inc. (a)	3	53
AXT Inc. (a)	1	4
Badger Meter Inc.	3	129
Bel Fuse Inc. - Class B	1	25
Belden Inc.	5	204
Benchmark Electronics Inc.	7	140
Black Box Corp. (a)	2	2
Black Knight Inc. (a)	7	324
Blackbaud Inc.	3	183
Booz Allen Hamilton Holding Corp. - Class A	12	554
Bottomline Technologies Inc. (a)	2	91
Broadcom Inc.	11	2,921
Broadridge Financial Solutions Inc.	7	636
Brooks Automation Inc.	7	183
Cabot Microelectronics Corp.	3	248
CACI International Inc. - Class A (a)	2	359
Cadence Design Systems Inc. (a)	14	605
CalAmp Corp. (a)	3	34
Calix Inc. (a)	6	56
Carbonite Inc. (a)	2	58
Cardtronics Plc - Class A (a)	6	164
Cass Information Systems Inc.	1	66
CDK Global Inc.	9	431
CDW Corp.	11	862
CEVA Inc. (a)	1	18
Ciena Corp. (a)	13	439
Cirrus Logic Inc. (a)	8	269
Cisco Systems Inc.	122	5,305
Cision Ltd. (a)	6	68
Citrix Systems Inc.	8	769
Clearfield Inc. (a)	1	6
Cognex Corp.	9	332
Cognizant Technology Solutions Corp. - Class A	15	965
Coherent Inc. (a)	2	182
Cohu Inc.	5	75
CommScope Holding Co. Inc. (a)	11	182
Communications Systems Inc.	1	3
Computer Task Group Inc. (a)	3	11
Comtech Telecommunications Corp.	1	29
Conduent Inc. (a)	15	154
Control4 Corp. (a)	1	10
CoreLogic Inc. (a)	10	349
Corning Inc.	41	1,237
Cray Inc. (a)	7	160
Cree Inc. (a)	11	450
CSG Systems International Inc.	4	133
CTS Corp.	3	87
Cyberoptics Corp. (a)	1	10
Cypress Semiconductor Corp.	28	363
Daktronics Inc.	5	36
Dell Technologies Inc. - Class C (a)	4	198
Diebold Nixdorf Inc. (b)	8	19
Digi International Inc. (a)	4	37
Diodes Inc. (a)	6	207
Dolby Laboratories Inc.	4	275
DSP Group Inc. (a)	1	11
DXC Technology Co.	14	770
Ebix Inc. (b)	4	177
EchoStar Corp. - Class A (a)	4	153
Electro Scientific Industries Inc. (a)	3	78
Electronics for Imaging Inc. (a)	5	113
Ellie Mae Inc. (a) (b)	2	109
Emcore Corp. (a)	3	14
Endurance International Group Holdings Inc. (a)	8	50
Entegris Inc.	14	398
Envestnet Inc. (a)	2	86
EPAM Systems Inc. (a)	3	354
ePlus Inc. (a)	2	120
Euronet Worldwide Inc. (a)	5	462
EVERTEC Inc.	8	217
ExlService Holdings Inc. (a)	3	168
	Shares/Par[1]	Value ($)
F5 Networks Inc. (a)	4	644
Fabrinet (a)	5	242
Fair Isaac Corp. (a)	2	468
FARO Technologies Inc. (a)	2	72
Fidelity National Information Services Inc.	10	1,033
Finisar Corp. (a)	18	379
First Data Corp. - Class A (a)	20	330
First Solar Inc. (a)	4	177
Fiserv Inc. (a)	18	1,320
FitBit Inc. - Class A (a)	31	153
FleetCor Technologies Inc. (a)	4	785
Flex Ltd. (a)	53	404
FLIR Systems Inc.	7	320
FormFactor Inc. (a)	8	111
Fortinet Inc. (a)	4	311
Frequency Electronics Inc. (a)	1	11
Gartner Inc. (a)	2	207
Genpact Ltd.	21	558
Global Payments Inc.	6	604
Globalscape Inc.	—	2
Globant SA (a)	3	143
GSI Technology Inc. (a)	1	4
Guidewire Software Inc. (a)	3	281
Hackett Group Inc.	3	52
Harmonic Inc. (a)	10	49
Hewlett Packard Enterprise Co.	45	588
HP Inc.	51	1,042
HubSpot Inc. (a) (b)	1	87
II-VI Inc. (a)	6	198
Infinera Corp. (a)	15	61
Inphi Corp. (a) (b)	2	78
Insight Enterprises Inc. (a)	4	155
Integrated Device Technology Inc. (a)	10	478
Intel Corp.	217	10,173
InterDigital Inc.	5	348
International Business Machines Corp.	39	4,462
Intevac Inc. (a)	1	5
Intuit Inc.	10	2,007
IPG Photonics Corp. (a)	3	303
Itron Inc. (a)	3	152
j2 Global Inc.	6	383
Jabil Inc.	24	593
Jack Henry & Associates Inc.	4	494
Juniper Networks Inc.	25	678
Kemet Corp.	9	152
Key Tronic Corp. (a)	—	2
Keysight Technologies Inc. (a)	6	381
Kimball Electronics Inc. (a)	3	41
KLA-Tencor Corp.	9	800
Knowles Corp. (a)	9	123
Kopin Corp. (a)	3	3
Kulicke & Soffa Industries Inc.	9	175
KVH Industries Inc. (a)	2	16
Lam Research Corp.	7	950
Lattice Semiconductor Corp. (a)	7	51
Leidos Holdings Inc.	10	549
Limelight Networks Inc. (a)	7	17
Littelfuse Inc.	2	288
LiveRamp Holdings Inc. (a)	7	269
LogMeIn Inc.	3	249
Lumentum Holdings Inc. (a) (b)	3	129
Luxoft Holding Inc. - Class A (a)	3	81
M/A-COM Technology Solutions Holdings Inc. (a) (b)	2	34
Magnachip Semiconductor Corp. (a) (b)	4	25
Manhattan Associates Inc. (a)	5	224
Mantech International Corp. - Class A	3	139
Marvell Technology Group Ltd.	24	392
Mastercard Inc. - Class A	41	7,785
Maxim Integrated Products Inc.	14	687
MAXIMUS Inc.	7	487
MaxLinear Inc. - Class A (a)	10	168
Maxwell Technologies Inc. (a) (b)	3	7
Mesa Laboratories Inc.	—	27
Methode Electronics Inc.	4	93
Microchip Technology Inc. (b)	7	470

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

32

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Micron Technology Inc. (a)	78	2,482
Microsoft Corp.	255	25,863
MicroStrategy Inc. - Class A (a)	1	111
MKS Instruments Inc.	5	333
MoneyGram International Inc. (a)	6	11
Monolithic Power Systems Inc.	1	154
Monotype Imaging Holdings Inc.	4	56
Motorola Solutions Inc.	7	764
MTS Systems Corp.	2	96
Nanometrics Inc. (a)	5	134
National Instruments Corp.	5	242
NCR Corp. (a)	15	337
NeoPhotonics Corp. (a)	3	20
NetApp Inc.	17	1,006
NetGear Inc. (a)	3	164
NetScout Systems Inc. (a)	8	193
NIC Inc.	5	62
Novanta Inc. (a)	3	202
Nuance Communications Inc. (a)	20	259
Nutanix Inc. - Class A (a)	1	54
NVE Corp.	—	41
Nvidia Corp.	21	2,784
Okta Inc. - Class A (a)	2	115
ON Semiconductor Corp. (a)	41	669
OneSpan Inc. (a)	3	44
Oracle Corp.	71	3,183
OSI Systems Inc. (a)	2	126
Palo Alto Networks Inc. (a)	2	296
Park Electrochemical Corp.	2	39
Paychex Inc.	15	966
Paycom Software Inc. (a) (b)	4	541
Paylocity Holding Corp. (a)	2	97
PayPal Holdings Inc. (a)	22	1,875
PC Connection Inc.	3	92
PCM Inc. (a)	1	19
PDF Solutions Inc. (a)	2	20
Pegasystems Inc.	1	29
Perceptron Inc. (a)	1	9
Perficient Inc. (a)	3	74
Perspecta Inc.	4	75
PFSweb Inc. (a)	2	12
Photronics Inc. (a)	7	68
Plantronics Inc.	3	101
Plexus Corp. (a)	3	174
Power Integrations Inc.	3	212
Presidio Inc.	2	32
PRGX Global Inc. (a)	1	9
Progress Software Corp.	4	145
Proofpoint Inc. (a)	1	118
PTC Inc. (a)	3	232
Pure Storage Inc. - Class A (a)	6	104
QAD Inc. - Class A	1	24
Qorvo Inc. (a)	6	392
QUALCOMM Inc.	29	1,641
Qualys Inc. (a)	2	172
Quantenna Communications Inc. (a)	1	20
Rambus Inc. (a)	12	89
RealNetworks Inc. (a)	2	5
RealPage Inc. (a)	5	249
Red Hat Inc. (a)	7	1,186
Ribbon Communications Inc. (a)	7	33
Richardson Electronics Ltd.	1	5
Rogers Corp. (a)	2	176
Rubicon Project Inc. (a)	3	12
Rudolph Technologies Inc. (a)	3	68
Sabre Corp.	28	608
Salesforce.com Inc. (a)	7	972
Sanmina Corp. (a)	8	182
ScanSource Inc. (a)	4	132
Science Applications International Corp.	4	272
SeaChange International Inc. (a)	2	3
Seagate Technology	17	655
Semtech Corp. (a)	6	260
ServiceNow Inc. (a)	3	468
ServiceSource International Inc. (a)	1	1
	Shares/Par[1]	Value ($)
Silicon Laboratories Inc. (a)	1	100
Skyworks Solutions Inc.	14	922
SolarEdge Technologies Inc. (a) (b)	5	191
Splunk Inc. (a)	2	252
SS&C Technologies Holdings Inc.	12	548
Stratasys Ltd. (a)	5	94
Super Micro Computer Inc. (a)	4	61
Sykes Enterprises Inc. (a)	5	115
Symantec Corp.	12	228
Synaptics Inc. (a)	4	132
Synchronoss Technologies Inc. (a)	4	27
SYNNEX Corp.	6	516
Synopsys Inc. (a)	3	269
Systemax Inc.	3	76
Tableau Software Inc. - Class A (a)	2	200
TE Connectivity Ltd.	13	1,003
Tech Data Corp. (a)	4	303
TeleNav Inc. (a)	3	14
Teradata Corp. (a)	14	532
Teradyne Inc.	13	399
Tessco Technologies Inc.	1	8
Texas Instruments Inc.	43	4,040
TiVo Corp.	13	118
Total System Services Inc.	10	805
Transact Technologies Inc.	—	1
Travelport Worldwide Ltd.	12	194
Trimble Inc. (a)	11	350
TTEC Holdings Inc.	5	153
TTM Technologies Inc. (a)	17	162
Tyler Technologies Inc. (a)	1	219
Ubiquiti Networks Inc. (b)	5	472
Ultimate Software Group Inc. (a)	1	176
Ultra Clean Holdings Inc. (a)	3	25
Unisys Corp. (a) (b)	4	46
Universal Display Corp. (b)	3	274
Veeco Instruments Inc. (a)	5	39
Verint Systems Inc. (a)	5	213
Versum Materials Inc.	9	262
ViaSat Inc. (a) (b)	5	289
Viavi Solutions Inc. (a)	23	230
Virtusa Corp. (a)	4	153
Visa Inc. - Class A	66	8,744
Vishay Intertechnology Inc.	13	240
Vishay Precision Group Inc. (a)	1	21
VMware Inc. - Class A	1	206
Western Digital Corp.	16	590
Western Union Co.	28	481
WEX Inc. (a)	5	657
Workday Inc. - Class A (a)	1	238
Worldpay Inc. - Class A (a)	5	358
Xerox Corp.	20	399
Xilinx Inc.	11	958
Xperi Corp.	5	86
Zebra Technologies Corp. - Class A (a)	5	808
Zendesk Inc. (a)	1	54
Zix Corp. (a)	3	19
		201,408
Materials 3.9%
AdvanSix Inc. (a)	3	80
Air Products & Chemicals Inc.	5	734
AK Steel Holding Corp. (a) (b)	31	70
Albemarle Corp.	5	365
Alcoa Corp. (a)	16	416
Allegheny Technologies Inc. (a)	11	235
American Vanguard Corp.	4	54
Ampco-Pittsburgh Corp. (a)	1	3
AptarGroup Inc.	8	722
Ashland Global Holdings Inc.	4	311
Avery Dennison Corp.	7	659
Axalta Coating Systems Ltd. (a)	21	481
Balchem Corp.	2	188
Ball Corp.	15	710
Bemis Co. Inc.	9	395
Berry Global Group Inc. (a)	12	554

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

33

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Boise Cascade Co.	4	101
Cabot Corp.	7	292
Carpenter Technology Corp.	5	182
Celanese Corp. - Class A	8	753
Century Aluminum Co. (a)	8	62
CF Industries Holdings Inc.	17	740
Chase Corp.	1	128
Chemours Co.	12	339
Clearwater Paper Corp. (a)	2	48
Cleveland-Cliffs Inc. (b)	27	208
Coeur d'Alene Mines Corp. (a)	24	109
Commercial Metals Co.	10	165
Compass Minerals International Inc. (b)	6	270
Core Molding Technologies Inc.	1	6
Crown Holdings Inc. (a)	12	509
Domtar Corp.	6	217
DowDuPont Inc.	38	2,021
Eagle Materials Inc.	3	203
Eastman Chemical Co.	15	1,078
Ecolab Inc.	9	1,340
Ferro Corp. (a)	14	221
Ferroglobe Plc	13	21
Ferroglobe Rep and Warranty Insurance Trust (a) (c)	10	—
Flotek Industries Inc. (a) (b)	1	2
FMC Corp.	6	432
Freeport-McMoRan Inc. - Class B	90	926
FutureFuel Corp.	4	57
GCP Applied Technologies Inc. (a)	7	165
Gold Resource Corp.	4	18
Graphic Packaging Holding Co.	44	465
Greif Inc. - Class A	3	121
Greif Inc. - Class B	1	46
Hawkins Inc.	1	40
Haynes International Inc.	2	40
HB Fuller Co.	4	178
Hecla Mining Co.	59	140
Huntsman Corp.	27	522
Ingevity Corp. (a)	3	292
Innophos Holdings Inc.	2	47
Innospec Inc.	2	139
International Flavors & Fragrances Inc.	3	438
International Paper Co.	19	762
Intrepid Potash Inc. (a)	21	54
Kaiser Aluminum Corp.	1	98
Koppers Holdings Inc. (a)	2	39
Kraton Corp. (a)	4	96
Kronos Worldwide Inc.	8	96
Linde Plc	11	1,778
Louisiana-Pacific Corp.	19	412
LSB Industries Inc. (a)	3	15
LyondellBasell Industries NV - Class A	14	1,182
Martin Marietta Materials Inc.	3	600
Materion Corp.	2	91
Mercer International Inc.	7	74
Minerals Technologies Inc.	4	202
Mosaic Co.	14	404
Myers Industries Inc.	3	52
Neenah Inc.	2	102
NewMarket Corp.	1	428
Newmont Mining Corp.	17	604
Nucor Corp.	17	875
Olin Corp.	17	334
Olympic Steel Inc.	1	15
Omnova Solutions Inc. (a)	4	30
Owens-Illinois Inc. (a)	22	375
P.H. Glatfelter Co.	4	44
Packaging Corp. of America	8	657
Platform Specialty Products Corp. (a)	30	313
PolyOne Corp.	12	353
PPG Industries Inc.	9	970
PQ Group Holdings Inc. (a)	4	60
Quaker Chemical Corp.	1	208
Rayonier Advanced Materials Inc.	6	61
Reliance Steel & Aluminum Co.	6	436
Resolute Forest Products Inc.	8	67
	Shares/Par[1]	Value ($)
Royal Gold Inc.	4	355
RPM International Inc.	10	578
Ryerson Holding Corp. (a)	3	16
Schnitzer Steel Industries Inc. - Class A	3	57
Schweitzer-Mauduit International Inc.	3	76
Scotts Miracle-Gro Co. - Class A	7	427
Sealed Air Corp.	11	389
Sensient Technologies Corp.	4	224
Sherwin-Williams Co.	3	1,160
Silgan Holdings Inc.	16	368
Sonoco Products Co.	11	610
Southern Copper Corp.	3	91
Steel Dynamics Inc.	24	720
Stepan Co.	2	182
Summit Materials Inc. - Class A (a)	12	145
SunCoke Energy Inc. (a)	8	68
TimkenSteel Corp. (a)	4	39
Trecora Resources (a)	2	15
Tredegar Corp.	3	44
Trinseo SA	6	282
Tronox Ltd. - Class A	10	78
UFP Technologies Inc. (a)	—	9
United States Lime & Minerals Inc.	—	35
United States Steel Corp.	17	313
Univar Inc. (a)	14	244
Universal Stainless & Alloy Products Inc. (a)	1	11
US Concrete Inc. (a) (b)	2	77
Valvoline Inc.	18	342
Verso Corp. - Class A (a)	4	81
Vulcan Materials Co.	4	435
Warrior Met Coal Inc.	7	176
Westlake Chemical Corp.	5	302
WestRock Co.	8	309
Worthington Industries Inc.	6	200
WR Grace & Co.	5	357
		39,760
Real Estate 0.3%
Alexander & Baldwin Inc.	8	140
Altisource Portfolio Solutions SA (a) (b)	1	31
CBRE Group Inc. - Class A (a)	19	745
Consolidated-Tomoka Land Co.	—	23
CorePoint Lodging Inc.	1	17
Forestar Group Inc. (a)	—	6
FRP Holdings Inc. (a)	—	9
HFF Inc. - Class A	5	170
Howard Hughes Corp. (a)	3	314
Jones Lang LaSalle Inc.	3	426
Kennedy-Wilson Holdings Inc.	13	240
Marcus & Millichap Inc. (a)	4	144
Newmark Group Inc. - Class A	16	128
Rafael Holdings Inc. - Class B (a)	1	11
RE/MAX Holdings Inc. - Class A	5	139
Realogy Holdings Corp. (b)	16	234
RMR Group Inc. - Class A	2	100
St. Joe Co. (a)	9	114
Stratus Properties Inc. (a)	—	11
Tejon Ranch Co. (a)	3	51
		3,053
Utilities 3.2%
AES Corp.	36	524
Allete Inc.	4	321
Alliant Energy Corp.	9	379
Ameren Corp.	10	630
American Electric Power Co. Inc.	13	995
American States Water Co.	4	256
American Water Works Co. Inc.	7	610
Aqua America Inc.	12	416
Artesian Resources Corp. - Class A	1	33
Atlantica Yield Plc	9	168
Atmos Energy Corp.	4	416
Avangrid Inc.	5	238
Avista Corp.	7	283
Black Hills Corp.	6	370
California Water Service Group	5	233

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

34

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
CenterPoint Energy Inc.	17	492
Chesapeake Utilities Corp.	2	128
Clearway Energy Inc. - Class A	4	61
Clearway Energy Inc. - Class C	6	108
CMS Energy Corp.	11	522
Connecticut Water Services Inc.	1	84
Consolidated Edison Inc.	9	668
Consolidated Water Co. Ltd.	2	21
Dominion Energy Inc.	18	1,260
DTE Energy Co.	7	788
Duke Energy Corp.	19	1,611
Edison International	9	502
El Paso Electric Co.	4	194
Entergy Corp.	7	613
Evergy Inc.	12	690
Eversource Energy	12	783
Exelon Corp.	25	1,148
FirstEnergy Corp.	17	643
Genie Energy Ltd. - Class B	2	12
Hawaiian Electric Industries Inc.	11	388
IDACORP Inc.	5	448
MDU Resources Group Inc.	19	450
MGE Energy Inc.	3	199
Middlesex Water Co.	2	82
National Fuel Gas Co. (b)	8	426
New Jersey Resources Corp.	8	381
NextEra Energy Inc.	13	2,308
NiSource Inc.	14	354
Northwest Natural Holding Co.	2	149
NorthWestern Corp.	5	270
NRG Energy Inc.	18	694
OGE Energy Corp.	11	449
ONE Gas Inc.	5	403
Ormat Technologies Inc.	5	276
Otter Tail Corp.	4	181
Pattern Energy Group Inc. - Class A	9	175
PG&E Corp. (a)	14	332
Pinnacle West Capital Corp.	5	432
PNM Resources Inc.	7	300
Portland General Electric Co.	9	393
PPL Corp.	18	512
Public Service Enterprise Group Inc.	14	709
SCANA Corp.	6	272
Sempra Energy	5	591
SJW Corp.	2	107
South Jersey Industries Inc.	8	218
Southern Co.	28	1,234
Southwest Gas Corp.	5	347
Spark Energy Inc. - Class A (b)	1	10
Spire Inc.	4	321
TerraForm Power Inc. - Class A	1	15
UGI Corp.	8	425
Unitil Corp.	1	71
Vectren Corp.	8	585
Vistra Energy Corp. (a)	17	398
WEC Energy Group Inc.	9	631
Xcel Energy Inc.	14	686
York Water Co.	1	47
		32,469
Total Common Stocks (cost $839,742)		1,020,926
RIGHTS 0.0%
A. Schulman Inc. (a) (c)	3	5
First Eagle Holdings Inc. (a) (c)	4	1
Nexstar Broadcasting Inc. (a) (c)	2	—
Total Rights (cost $1)		6
SHORT TERM INVESTMENTS 1.1%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	2,807	2,807
	Shares/Par[1]	Value ($)
Securities Lending Collateral 0.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (d) (e)	9,087	9,087
Total Short Term Investments (cost $11,894)		11,894
Total Investments 100.8% (cost $851,637)		1,032,826
Other Assets and Liabilities, Net (0.8)%		(8,504)
Total Net Assets 100.0%		1,024,322

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   Investment in affiliate.

(e)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/DoubleLine Core Fixed Income Fund (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 23.3%
ABFC Trust
Series 2006-A2B-HE1, REMIC, 2.62%, (1M USD LIBOR + 0.11%), 01/25/37 (b)	4,175	2,686
Accredited Mortgage Loan Trust
Series 2004-A2-1, 3.11%, (1M USD LIBOR + 0.60%), 04/25/34 (b)	518	469
ACE Securities Corp. Home Equity Loan Trust
Series 2006-A2D-HE1, REMIC, 2.81%, (1M USD LIBOR + 0.60%), 02/25/36 (b)	11,788	11,417
AIMCO CLO Corp.
Series 2018-D-AA, 5.00%, (3M USD LIBOR + 2.55%), 04/17/31 (b) (c)	1,000	889
ALM XIX Ltd.
Series 2016-C-19A, 6.79%, (3M USD LIBOR + 4.35%), 07/15/28 (b) (c)	1,000	1,000
Alpine Securitization
Series 2005-A3-32T1, REMIC, 3.51%, (1M USD LIBOR + 1.00%), 08/25/35 (b)	7,733	5,537
Series 2005-1A1-59, REMIC, 2.80%, (1M USD LIBOR + 0.33%), 11/20/35 (b)	6,770	6,370
Series 2006-A1B-OA12, REMIC, 2.66%, (1M USD LIBOR + 0.19%), 09/20/46 (b)	3,796	3,310
Alternative Loan Trust
Series 2005-2A1-J12, REMIC, 3.05%, (1M USD LIBOR + 0.54%), 11/25/35 (b)	3,401	2,294
American Home Mortgage Investment Trust
Series 2004-4A-4, REMIC, 4.89%, (6M USD LIBOR + 2.00%), 02/25/45 (b)	85	84
Apidos CLO XII
Series 2013-DR-12A, 5.04%, (3M USD LIBOR + 2.60%), 04/15/31 (b) (c)	1,000	910
Apidos CLO XXI
Series 2015-CR-21A, 4.89%, (3M USD LIBOR + 2.45%), 07/19/27 (b) (c)	500	464
Apollo Aviation Securitization Equity Trust
Series 2018-A-1A, 3.84%, 09/16/23 (c)	2,732	2,741
Ares XXIX CLO Ltd.
Series 2014-A1R-1A, 3.64%, (3M USD LIBOR + 1.19%), 04/17/26 (b) (c)	5,771	5,757
Argent Securities Inc. Asset-Backed Pass-Through Certificates
Series 2005-A2C-W2, REMIC, 2.87%, (1M USD LIBOR + 0.72%), 10/25/35 (b)	1,181	1,173
Atrium XIII LLC
Series D-13A, 5.18%, (3M USD LIBOR + 2.70%), 11/21/30 (b) (c)	1,000	924
Atrium XIV LLC
Series D-14A, 5.29%, (3M USD LIBOR + 2.95%), 08/23/30 (b) (c)	1,000	934
Atrium XV LLC
Series D-15A, REMIC, 5.78%, (3M USD LIBOR + 3.00%), 01/23/31 (b) (c)	2,500	2,407
Avery Point VII CLO Ltd.
Series 2015-D-7A, 6.59%, (3M USD LIBOR + 4.15%), 01/18/28 (b) (c)	1,000	995

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

35

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Babson CLO Ltd.
Series 2016-DR-1A, 5.53%, (3M USD LIBOR + 3.05%), 07/23/30 (b) (c)	1,000	941
Series 2015-DR-IA, 5.07%, (3M USD LIBOR + 2.60%), 01/20/31 (b) (c)	1,280	1,169
BABSON CLO Ltd. 2018-3A
Series 2018-D-3A, 5.37%, (3M USD LIBOR + 2.90%), 07/20/29 (b) (c)	500	472
Banc of America Funding Trust
Series 2005-4A1-A, REMIC, 3.97%, 02/20/35 (b)	653	639
Series 2005-A1-D, REMIC, 4.36%, 05/25/35 (b)	7,833	8,009
Banc of America Mortgage Securities Inc.
Series 2004-5A1-2, REMIC, 6.50%, 10/25/31	8	8
Barings CLO Ltd.
Series 2018-C-1A, 5.04%, (3M USD LIBOR + 2.60%), 04/15/31 (b) (c)	1,000	910
BBCMS Mortgage Trust
Series 2018-A-TALL, REMIC, 3.18%, (1M USD LIBOR + 0.72%), 03/16/20 (b) (c)	2,771	2,745
BBCMS Trust
Series 2015-A-STP, REMIC, 3.32%, 09/14/20 (c)	8,556	8,546
Series 2017-C-DELC, REMIC, 3.66%, (1M USD LIBOR + 1.20%), 08/15/19 (b) (c)	6	6
Series 2017-D-DELC, REMIC, 4.16%, (1M USD LIBOR + 1.70%), 08/15/19 (b) (c)	34	34
Series 2017-E-DELC, REMIC, 4.96%, (1M USD LIBOR + 2.50%), 08/15/19 (b) (c)	84	83
Series 2018-A-BXH, REMIC, 3.46%, (1M USD LIBOR + 1.00%), 10/15/20 (b) (c)	2,136	2,126
BB-UBS Trust
Interest Only, Series 2012-XB-SHOW, REMIC, 0.14%, 11/05/36 (b) (c)	6,436	67
Interest Only, Series 2012-XA-SHOW, REMIC, 0.60%, 11/05/36 (b) (c)	11,689	389
BCAP LLC Trust
Series 2011-5A1-RR5, REMIC, 5.25%, 05/26/22 (c)	929	950
Series 2011-8A1-RR4, REMIC, 5.25%, 02/26/36 (c)	864	690
Series 2011-12A1-RR5, REMIC, 4.93%, 03/26/37 (b) (c)	225	220
Series 2010-5A3-RR11, REMIC, 3.92%, 03/27/37 (b) (c)	7,722	6,624
Series 2011-9A1-RR5, REMIC, 5.25%, 05/25/37 (c)	4,626	3,712
Series 2012-6A6-RR1, REMIC, 2.49%, 12/27/46 (b) (c)	13,681	12,925
Bear Stearns Adjustable Rate Mortgage Trust
Series 2000-A1-2, REMIC, 2.78%, 11/25/30 (b)	1	1
Series 2002-1A2-11, REMIC, 4.03%, 02/25/33 (b)	2	2
Series 2002-1A1-11, REMIC, 4.34%, 02/25/33 (b)	1	1
Series 2003-6A1-1, REMIC, 3.95%, 04/25/33 (b)	19	18
Series 2003-4A1-8, REMIC, 4.69%, 01/25/34 (b)	97	94
Series 2004-12A5-1, REMIC, 4.01%, 04/25/34 (b)	215	209
Series 2004-2A1-8, REMIC, 4.17%, 11/25/34 (b)	284	274
Bear Stearns Alt-A Trust
Series 2005-23A1-4, REMIC, 4.03%, 05/25/35 (b)	215	210
Series 2005-26A1-7, REMIC, 4.14%, 09/25/35 (b)	10,727	7,237
Series 2005-22A1-7, REMIC, 4.21%, 09/25/35 (b)	137	113
Bear Stearns Asset Backed Securities I Trust
Series 2007-1A2-HE3, REMIC, 2.71%, (1M USD LIBOR + 0.20%), 04/25/34 (b)	819	1,079
Series 2005-M2-AQ1, REMIC, 3.16%, (1M USD LIBOR + 0.98%), 03/25/35 (b)	6,647	6,570
Series 2006-1M1-HE1, REMIC, 2.92%, (1M USD LIBOR + 0.41%), 12/25/35 (b)	786	790
Series 2006-A2-4, REMIC, 2.77%, (1M USD LIBOR + 0.26%), 10/25/36 (b)	5,403	5,365
Series 2007-1A3-HE3, REMIC, 2.76%, (1M USD LIBOR + 0.25%), 01/25/37 (b)	4,594	4,747
	Shares/Par[1]	Value ($)
Bear Stearns Structured Products Inc. Trust
Series 2007-1A1-R6, REMIC, 4.43%, 01/26/36 (b)	454	409
Series 2007-A2-EMX1, REMIC, 3.81%, (1M USD LIBOR + 1.30%), 03/25/37 (b) (c)	2,947	2,960
Series 2007-2A1-R6, REMIC, 2.47%, 12/26/46 (b)	285	265
BHMS Mortgage Trust
Series 2018-C-ATLS, REMIC, 4.36%, (1M USD LIBOR + 1.90%), 07/15/20 (b) (c)	2,375	2,352
BX Commercial Mortgage Trust
Series 2018-D-BIOA, REMIC, 3.78%, (1M USD LIBOR + 1.32%), 03/16/20 (b) (c)	2,784	2,745
Series 2018-E-BIOA, REMIC, 4.41%, (1M USD LIBOR + 1.95%), 03/16/20 (b) (c)	6,960	6,875
BX Trust
Series 2017-D-IMC, 4.71%, (1M USD LIBOR + 2.25%), 10/15/19 (b) (c)	3,514	3,446
Series 2017-E-IMC, 5.71%, (1M USD LIBOR + 3.25%), 10/15/19 (b) (c)	5,667	5,592
Interest Only, Series 2017-XCP-IMC, 0.00%, 10/15/32 (b) (c)	261,176	3
Series 2018-A-EXCL, REMIC, 3.54%, (1M USD LIBOR + 1.09%), 09/15/20 (b) (c)	2,136	2,115
Caesars Palace Las Vegas Trust
Series 2017-D-VICI, 4.35%, 10/17/22 (b) (c)	3,886	3,857
Series 2017-E-VICI, 4.35%, 10/17/22 (b) (c)	3,886	3,782
CAL Funding III Ltd.
Series 2018-A-1A, REMIC, 3.96%, 02/25/28 (c)	4,583	4,603
Canyon Capital CLO Ltd.
Series 2014-DR-2A, 6.09%, (3M USD LIBOR + 3.65%), 04/15/29 (b) (c)	1,000	963
Series 2012-D-1RA, 5.44%, (3M USD LIBOR + 3.00%), 07/15/30 (b) (c)	1,500	1,401
Series 2014-CR-1A, 5.27%, (3M USD LIBOR + 2.75%), 01/30/31 (b) (c)	1,134	1,031
Series 2016-DR-1A, 5.24%, (3M USD LIBOR + 2.80%), 07/15/31 (b) (c)	1,000	918
Series 2018-D-1A, 5.34%, (3M USD LIBOR + 2.90%), 07/15/31 (b) (c)	1,000	917
Carlyle Global Market Strategies CLO Ltd.
Series 2012-DR-4A, 6.57%, (3M USD LIBOR + 4.10%), 01/22/29 (b) (c)	1,000	995
Castlelake Aircraft Securitization Trust
Series 2018-A-1, 4.13%, 06/15/25 (c)	2,893	2,937
CD Commercial Mortgage Trust
Interest Only, Series 2017-XA-CD3, REMIC, 1.03%, 02/10/50 (b)	35,025	2,236
CGGS Commerical Mortgage Trust
Series 2018-D-WSS, REMIC, 4.76%, (1M USD LIBOR + 2.30%), 02/18/20 (b) (d) (e)	4,159	4,100
Chase Mortgage Finance Trust
Series 2005-1A1-A1, REMIC, 4.22%, 12/25/35 (b)	646	626
ChaseFlex Trust
Series 2007-1A1-3, REMIC, 5.00%, 07/25/37	622	516
Citicorp Mortgage Securities Trust
Series 2007-1A3-2, REMIC, 6.00%, 02/25/37	1,130	1,080
Citigroup Commercial Mortgage Trust
Series 2015-C-GC27, REMIC, 4.43%, 01/10/25 (b)	3,239	3,175
Series 2015-D-GC27, REMIC, 4.43%, 01/10/25 (b) (c)	3,365	2,976
Series 2016-D-GC36, REMIC, 2.85%, 01/10/26 (c)	5,743	4,498
Citigroup Mortgage Loan Trust Inc.
Series 2005-A2A-11, REMIC, 4.82%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.40%), 10/25/35 (b)	27	28
Series 2005-1A3A-8, REMIC, 4.33%, 11/25/35 (b)	3,369	3,331
Series 2007-A3A-AHL3, REMIC, 2.57%, (1M USD LIBOR + 0.06%), 05/25/37 (b)	367	279
Series 2007-1A1-FS1, REMIC, 5.75%, 10/25/37 (c) (f)	3,957	3,868
CLI Funding LLC
Series 2018-A-1A, 4.03%, 04/18/28 (c)	3,723	3,773

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

36

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
COMM Mortgage Trust
Series 2018-C-HCLV, 4.16%, 09/15/20 (b) (c)	4,056	4,006
Series 2017-E-PANW, 3.81%, 10/11/24 (b) (c)	5,717	5,389
Series 2017-D-PANW, 3.93%, 10/11/24 (b) (c)	3,425	3,373
Interest Only, Series 2014-XA-CR20, REMIC, 1.12%, 10/11/24 (b)	120,662	5,334
Series 2015-C-DC1, REMIC, 4.35%, 01/10/25 (b)	200	193
Series 2015-C-CR23, REMIC, 4.25%, 04/11/25 (b)	2,923	2,838
Interest Only, Series 2015-XA-CR22, REMIC, 0.97%, 03/10/48 (b)	134,499	5,280
Commercial Mortgage Pass-Through Certificates
Interest Only, Series 2017-XA-BNK8, 0.75%, 11/17/50 (b)	99,402	5,202
Cook Park CLO Ltd.
Series 2018-D-1A, 5.05%, (3M USD LIBOR + 2.60%), 04/17/30 (b) (c)	2,000	1,821
Countrywide Alternative Loan Trust
Series 2005-1A2-27, REMIC, 3.56%, (12M US Federal Reserve Cumulative Average CMT + 1.40%), 08/25/35 (b)	461	444
Series 2006-1A1A-OA17, REMIC, 2.67%, (1M USD LIBOR + 0.20%), 12/20/46 (b)	6,933	5,844
Series 2006-A1-OA21, REMIC, 2.66%, (1M USD LIBOR + 0.19%), 03/20/47 (b)	4,942	4,153
Series 2007-A1A-OA7, REMIC, 2.69%, (1M USD LIBOR + 0.18%), 05/25/47 (b)	310	294
Countrywide Asset-Backed Certificates
Series 2006-2A3-24, REMIC, 2.66%, (1M USD LIBOR + 0.15%), 04/25/34 (b)	1,755	1,673
Series 2004-M1-3, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 06/25/34 (b)	83	82
Series 2005-M3-BC5, REMIC, 3.01%, (1M USD LIBOR + 0.75%), 12/25/35 (b)	5,000	4,960
Series 2007-1A-13, REMIC, 3.35%, (1M USD LIBOR + 0.84%), 06/25/36 (b)	2,220	2,055
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-A14-19, REMIC, 5.50%, 10/25/34	2,374	2,402
Series 2004-A2-HYB6, REMIC, 4.27%, 11/21/34 (b)	534	527
Series 2004-A3-22, REMIC, 4.29%, 11/25/34 (b)	263	255
Series 2004-1A1-HYB9, REMIC, 4.23%, 02/20/35 (b)	214	211
Series 2005-A1-29, REMIC, 5.75%, 12/25/35	1,785	1,528
Series 2005-3A2A-HYB9, REMIC, 4.59%, (12M USD LIBOR + 1.75%), 02/20/36 (b)	49	44
Credit Acceptance Auto Loan Trust
Series 2017-A-3A, 2.65%, 01/15/21 (c)	10,000	9,909
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-A-P1A, REMIC, 2.88%, 03/25/32 (b) (c)	29	27
Credit Suisse Mortgage Capital Certificates
Series 2010-4A4-18R, REMIC, 3.50%, 04/27/38 (b) (c)	2,110	2,095
Credit Suisse Mortgage Trust
Series 2017-E-CALI, REMIC, 3.78%, 11/12/24 (b) (c)	5,200	4,862
Series 2017-F-CALI, REMIC, 3.78%, 11/12/24 (b) (c)	5,200	4,738
CSAIL Commercial Mortgage Trust
Series 2017-C-CX10, 4.11%, 11/17/27 (b)	3,875	3,669
CSMC Mortgage-Backed Trust
Series 2006-1A4-6, REMIC, 6.00%, 07/25/36	2,017	1,607
CWABS Asset-Backed Certificates Trust
Series 2005-MV1-17, REMIC, 2.97%, (1M USD LIBOR + 0.46%), 04/25/36 (b)	5,400	5,287
Series 2005-2AV-17, REMIC, 2.75%, (1M USD LIBOR + 0.24%), 05/25/36 (b)	6,133	6,040
Dryden CLO LVII Ltd.
Series 2018-D-57A, 5.16%, (3M USD LIBOR + 2.55%), 05/15/31 (b) (c)	1,000	907
Dryden CLO LX Ltd.
Series 2015-DR-40A, 5.72%, (3M USD LIBOR + 3.10%), 08/15/31 (b) (c)	1,000	944
Dryden CLO XL Ltd.
Series 2018-D-60A, 5.17%, (3M USD LIBOR + 3.00%), 07/15/31 (b) (c)	2,000	1,875
	Shares/Par[1]	Value ($)
Dryden XXXVI Senior Loan Fund
Series 2014-DR-36A, 6.68%, (3M USD LIBOR + 4.24%), 01/18/28 (b) (c)	2,500	2,500
Equity One Mortgage Pass-Through Trust
Series 2002-AV1-3, 3.07%, (1M USD LIBOR + 0.56%), 11/25/32 (b)	1	1
Fillmore Park CLO Ltd.
Series 2018-D-1A, 5.15%, 07/15/30 (c)	1,500	1,396
First Franklin Mortgage Loan Trust
Series 2005-M2-FFH2, REMIC, 3.32%, (1M USD LIBOR + 0.81%), 04/25/35 (b) (c)	623	629
Series 2005-A4-FF9, REMIC, 2.87%, (1M USD LIBOR + 0.72%), 10/25/35 (b)	2,710	2,651
First Horizon Asset Securities Inc.
Series 2005-4A1-AR6, REMIC, 4.46%, 02/25/36 (b)	449	415
First Horizon Mortgage Pass-Through Trust
Series 2005-2A1-AR4, REMIC, 4.10%, 10/25/35 (b)	1,057	971
GE-WMC Asset-Backed Pass-Through Certificates
Series 2005-A2C-2, REMIC, 2.76%, (1M USD LIBOR + 0.50%), 12/25/35 (b)	2,534	2,506
Gilbert Park CLO Ltd.
Series 2017-1A-E, 5.39%, (3M USD LIBOR + 2.95%), 10/15/30 (b) (c)	1,000	941
Series 2017-1A-E, 8.84%, (3M USD LIBOR + 6.40%), 10/15/30 (b) (c)	2,000	1,897
Global SC Finance IV Ltd
Series 2018-A-1A, 4.29%, 05/17/28 (c)	3,735	3,820
GoldenTree Loan Management US CLO 1 Ltd.
Series 2018-D-3A, 5.32%, (3M USD LIBOR + 2.85%), 04/22/30 (b) (c)	1,000	929
GoldenTree Loan Opportunities XI Ltd.
Series 2015-DR2-11A, 4.84%, (3M USD LIBOR + 2.40%), 01/21/31 (b) (c)	1,000	901
Great Wolf Trust
Series 2017-D-WOLF, 4.71%, (1M USD LIBOR + 2.10%), 09/16/19 (b) (c)	1,166	1,141
Series 2017-E-WOLF, 5.71%, (1M USD LIBOR + 3.10%), 09/16/19 (b) (c)	1,808	1,780
Series 2017-F-WOLF, 6.68%, (1M USD LIBOR + 4.07%), 09/16/19 (b) (c)	962	948
Greenwood Park CLO Ltd.
Series 2018-D-1A, 4.94%, (3M USD LIBOR + 2.50%), 04/15/31 (b) (c)	1,000	903
Grippen Park CLO Ltd.
Series 2017-D-1A, REMIC, 5.77%, (3M USD LIBOR + 3.30%), 01/20/30 (b) (c)	500	483
GS Mortgage Securities Corp. II
Series 2017-C-GS8, 4.34%, 11/12/27	6,463	6,229
GS Mortgage Securities Trust
Series 2018-A-3PCK, 3.91%, (1M USD LIBOR + 1.45%), 09/15/21 (b) (c)	1,340	1,333
Series 2016-WMB-GS3, 3.60%, 10/10/49 (c)	9,000	8,537
Interest Only, Series 2018-XA-GS9, REMIC, 0.60%, 03/10/28 (b)	112,622	3,799
GSAMP Trust
Series 2006-A1-HE4, REMIC, 2.65%, (1M USD LIBOR + 0.14%), 06/25/36 (b)	1,347	1,290
Series 2007-A1-HS1, REMIC, 3.36%, (1M USD LIBOR + 0.85%), 02/25/37 (b)	1,519	1,520
GSR Mortgage Loan Trust
Series 2005-2A1-AR6, REMIC, 4.30%, 09/25/35 (b)	339	338
Series 2005-6A1-AR7, REMIC, 4.46%, 11/25/35 (b)	103	102
Harborview Mortgage Loan Trust
Series 2005-2A1A-2, REMIC, 2.91%, (1M USD LIBOR + 0.44%), 05/19/35 (b)	74	71
Series 2005-3A1-4, REMIC, 4.07%, 07/19/35 (b)	288	263
Harbour Aircraft Investments Ltd.
Series 2017-A-1, 4.00%, 11/15/24 (g)	13,418	13,382
Harley Marine Financing LLC
Series 2018-A2-1A, 5.68%, 05/15/22 (d) (e)	1,965	1,357
Helios Issuer LLC
Series 2017-A-1A, 4.94%, 09/20/23 (c)	2,782	2,833

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

37

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Highbridge Loan Management Ltd.
Series 8A-DR-2016, 5.25%, (3M USD LIBOR + 2.90%), 07/22/30 (b) (c)	2,500	2,274
Hilton USA Trust
Series 2016-A-SFP, REMIC, 2.83%, 11/07/23 (c)	10,000	9,758
Home Equity Asset Trust
Series 2005-M4-2, REMIC, 3.56%, (1M USD LIBOR + 1.05%), 07/25/35 (b)	488	488
HSI Asset Securitization Corp. Trust
Series 2006-M1-OPT1, REMIC, 2.87%, (1M USD LIBOR + 0.36%), 12/25/35 (b)	3,000	2,926
IndyMac ARM Trust
Series 2001-A2-H2, REMIC, 3.95%, 01/25/32 (b)	—	—
IndyMac INDX Mortgage Loan Trust
Series 2005-A3-AR11, REMIC, 3.91%, 08/25/35 (b)	1,703	1,465
Series 2005-1A1-AR31, REMIC, 3.93%, 01/25/36 (b)	318	266
JPMDB Commercial Mortgage Securities Trust
Interest Only, Series 2017-XA-C7, 0.91%, 10/15/50 (b)	96,660	5,615
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2016-E-WIKI, REMIC, 4.01%, 10/07/21 (b) (c)	5,248	5,037
JPMorgan Mortgage Acquisition Trust
Series 2006-A5-CW1, REMIC, 2.75%, (1M USD LIBOR + 0.24%), 05/25/36 (b)	4,220	4,070
Series 2007-MV6-CH1, REMIC, 3.06%, (1M USD LIBOR + 0.55%), 11/25/36 (b)	2,414	2,284
Series 2007-MV1-CH2, REMIC, 2.79%, (1M USD LIBOR + 0.28%), 01/25/37 (b)	4,800	4,695
JPMorgan Mortgage Trust
Series 2005-1A2-S3, REMIC, 5.75%, 01/25/36	80	59
Series 2006-3A1-S1, REMIC, 5.50%, 04/25/36	702	716
LCCM Mortgage Trust
Series 2014-MRC-PKMD, REMIC, 2.86%, 11/18/19 (b) (c)	5,248	5,209
LCM XIV LP
Series DR-14A, 5.22%, (3M USD LIBOR + 2.75%), 07/21/31 (b) (c)	2,000	1,839
LCM XV Ltd.
Series DR-15A, 6.17%, (3M USD LIBOR + 3.70%), 07/22/30 (b) (c)	2,750	2,723
LCM XX LP
Series DR-20A, 5.14%, (3M USD LIBOR + 2.80%), 10/20/27 (b) (c)	1,000	946
LCM XXVIII Ltd.
Series D-28A, 5.40%, (3M USD LIBOR + 3.15%), 10/21/30 (b) (c)	1,000	931
Legacy Mortgage Asset Trust
Series 2018-A1-GS1, REMIC, 4.00%, 04/25/20 (c) (f)	47,531	47,378
Lehman XS Trust
Series 2005-1A3-4, REMIC, 3.31%, (1M USD LIBOR + 0.80%), 10/25/35 (b)	1,224	1,191
Series 2007-3A3-2N, REMIC, 2.68%, (1M USD LIBOR + 0.17%), 02/25/37 (b)	7,419	6,022
Long Beach Mortgage Loan Trust
Series 2004-A5-5, REMIC, 3.07%, (1M USD LIBOR + 0.56%), 09/25/34 (b)	198	184
Long Point Park CLO Ltd.
Series 2017-C-1A, 4.85%, (3M USD LIBOR + 2.40%), 01/17/30 (b) (c)	1,000	900
Madison Park Funding XIV Ltd.
Series 2014-DRR-14A, 5.42%, (3M USD LIBOR + 2.95%), 10/22/30 (b) (c)	2,000	1,865
Madison Park Funding XXIV Ltd.
Series 2016-D-24A, 6.32%, (3M USD LIBOR + 3.85%), 01/20/28 (b) (c)	1,000	991
Magnetite XIV-R Ltd.
Series 2015-D-14RA, 5.18%, (3M USD LIBOR + 2.85%), 10/18/31 (b) (c)	1,500	1,388
Magnetite XVIII Ltd.
Series 2016-DR-18A, 5.32%, (3M USD LIBOR + 2.70%), 11/15/28 (b) (c)	1,000	933
	Shares/Par[1]	Value ($)
MASTR Asset Backed Securities Trust
Series 2003-M3-OPT1, 6.63%, (1M USD LIBOR + 4.13%), 12/25/32 (b)	1,398	1,419
Series 2005-M5-WMC1, REMIC, 3.51%, (1M USD LIBOR + 1.01%), 03/25/35 (b)	5,005	4,872
Series 2006-A3-AM3, REMIC, 2.68%, (1M USD LIBOR + 0.17%), 10/25/36 (b)	3,293	3,171
Series 2007-A2-WMC1, REMIC, 2.56%, (1M USD LIBOR + 0.05%), 01/25/37 (b)	329	135
Series 2007-A1-HE2, REMIC, 3.66%, (1M USD LIBOR + 1.15%), 08/25/37 (b)	6,441	5,561
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
Series 1999-A2-TBC3, REMIC, 2.89%, (1M USD LIBOR + 0.49%), 10/20/29 (b)	36	34
Merrill Lynch Mortgage Investors Trust
Series 2003-1A-A3, REMIC, 4.27%, 05/25/33 (b)	231	222
Series 2005-2A3-A6, REMIC, 2.89%, (1M USD LIBOR + 0.38%), 08/25/35 (b)	2,278	2,251
Series 2005-5A-3, REMIC, 2.76%, (1M USD LIBOR + 0.50%), 11/25/35 (b)	63	59
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-ASB-C22, REMIC, 3.04%, 11/18/24	9,000	8,922
Series 2016-ASB-C31, REMIC, 2.95%, 12/17/25	3,500	3,444
Interest Only, Series 2017-XA-C34, REMIC, 0.83%, 11/15/52 (b)	46,514	2,505
Morgan Stanley Capital I Trust
Series 2014-B-CPT, REMIC, 3.45%, 07/15/21 (b) (c)	490	488
Morgan Stanley Dean Witter Capital I Inc. Trust
Series 2002-M1-HE1, REMIC, 3.41%, (1M USD LIBOR + 0.90%), 07/25/32 (b)	422	423
MortgageIT Trust
Series 2005-A1-5, REMIC, 2.77%, (1M USD LIBOR + 0.52%), 12/25/35 (b)	2,980	2,908
Mosaic Solar Loans LLC
Series 2017-A-2A, 3.82%, 09/20/42 (c)	8,502	8,523
Series 2018-A-1A, REMIC, 4.01%, 08/20/30 (c)	2,189	2,216
Motel 6 Trust
Series 2017-D-MTL6, REMIC, 4.61%, (1M USD LIBOR + 2.15%), 08/15/19 (b) (c)	3,852	3,806
MSCG Trust
Series 2018-F-SELF, 5.51%, (1M USD LIBOR + 3.05%), 10/15/20 (b) (c)	5,349	5,272
Myers Park CLO Ltd.
Series 2018-D-1A, 5.36%, (3M USD LIBOR + 3.00%), 10/20/30 (b) (c)	1,000	939
Navient Private Education Loan Trust
Series 2017-B-A, 3.91%, 09/15/25 (c)	8,000	7,771
Navient Student Loan Trust
Series 2017-A1-3X, 2.81%, (1M USD LIBOR + 0.30%), 03/25/20 (b) (c)	3,441	3,442
Neuberger Berman CLO LVII Ltd.
Series 2018-D-27A, 5.04%, (3M USD LIBOR + 2.60%), 01/15/30 (b) (c)	1,000	900
Neuberger Berman CLO XVI Ltd.
Series 2017-D-16SA, 4.94%, (3M USD LIBOR + 2.50%), 01/18/28 (b) (c)	2,000	1,863
New Century Home Equity Loan Trust
Series 2005-M2-4, REMIC, 3.02%, (1M USD LIBOR + 0.77%), 09/25/35 (b)	1,399	1,386
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2005-3A1-AR4, REMIC, 4.64%, 08/25/35 (b)	815	806
NP SPE II LLC
Series 2017-A1-1A, 3.37%, 10/20/27 (c)	4,395	4,340
Oak Hill Credit Partners III Ltd.
Series 2014-D-10RA, 5.79%, (3M USD LIBOR + 3.15%), 12/12/30 (b) (c)	2,000	1,920
Octagon Investment Partners XV Ltd.
Series 2013-DR-1A, 6.15%, (3M USD LIBOR + 3.70%), 07/19/30 (b) (c)	2,500	2,428
Octagon Investment Partners XVI Ltd.
Series 2013-DR-1A, 5.34%, (3M USD LIBOR + 3.00%), 07/17/30 (b) (c)	500	458

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

38

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Octagon Investment Partners XXIX Ltd.
Series 2016-D-1A, 6.74%, (3M USD LIBOR + 4.25%), 01/24/28 (b) (c)	1,000	1,000
Octagon Investment Partners XXX Ltd.
Series 2017-C-1A, 5.97%, (3M USD LIBOR + 3.50%), 03/17/30 (b) (c)	2,500	2,399
Octagon Investment Partners XXXI Ltd.
Series 2017-DD-1A, 4.97%, (3M USD LIBOR + 2.50%), 01/22/30 (b) (c)	1,000	919
Octagon Investment Partners XXXIII Ltd.
Series 2017-C-1A, 5.22%, (3M USD LIBOR + 2.75%), 01/21/31 (b) (c)	1,000	904
Series 2017-D-1A, 8.77%, (3M USD LIBOR + 6.30%), 01/21/31 (b) (c)	1,000	924
Octagon Investment Partners XXXIV Ltd.
Series 2017-D-1A, 6.17%, 07/22/30 (c)	1,282	1,246
Octagon Investment Partners XXXVII Ltd.
Series 2018-C-2A, 5.21%, (3M USD LIBOR + 2.85%), 07/25/30 (b) (c)	1,000	907
OHA Credit Funding Ltd.
Series 2018-D-1A, 5.69%, (3M USD LIBOR + 3.05%), 10/21/30 (b) (c)	1,000	940
OneMain Financial Issuance Trust
Series 2017-A1-1A, 2.37%, 04/14/21 (c)	5,000	4,930
Option One Mortgage Loan Trust
Series 2005-M3-3, REMIC, 3.27%, (1M USD LIBOR + 0.77%), 08/25/35 (b)	3,700	3,588
Series 2007-2A2-6, REMIC, 2.64%, (1M USD LIBOR + 0.13%), 07/25/37 (b)	941	675
Park Place Securities Inc. Asset-Backed Pass-Through Certificates
Series 2005-M2-WCW1, REMIC, 2.98%, (1M USD LIBOR + 0.71%), 05/25/35 (b)	1,700	1,668
Series 2005-M1-WCW3, REMIC, 2.99%, (1M USD LIBOR + 0.72%), 08/25/35 (b)	986	982
Prime Mortgage Trust
Series 2004-1A2-CL1, REMIC, 2.91%, (1M USD LIBOR + 0.40%), 02/25/34 (b)	11	11
PRPM LLC
Series 2018-A1-1A, 3.75%, 04/25/23 (c)	25,200	25,134
RAMP Trust
Series 2005-M5-EFC1, REMIC, 3.48%, (1M USD LIBOR + 0.98%), 05/25/35 (b)	12,706	12,327
RASC Trust
Series 2005-M1-KS1, REMIC, 3.18%, (1M USD LIBOR + 0.68%), 02/25/35 (b)	2,309	2,269
Series 2006-AI3-KS9, REMIC, 2.67%, (1M USD LIBOR + 0.16%), 09/25/36 (b)	3,266	3,050
Series 2006-1A3-EMX9, REMIC, 2.68%, (1M USD LIBOR + 0.17%), 09/25/36 (b)	2,508	2,175
Series 2006-A4-KS7, REMIC, 2.75%, (1M USD LIBOR + 0.24%), 09/25/36 (b)	1,932	1,872
Series 2007-A3-KS1, REMIC, 2.66%, (1M USD LIBOR + 0.15%), 11/25/36 (b)	6,858	6,670
RBSSP Resecuritization Trust
Series 2011-2A1-3, REMIC, 2.56%, 02/26/37 (b) (c)	1,242	1,213
Renew Financial LLC
Series 2017-A-2A, 3.22%, 09/22/53 (c)	8,260	8,194
Residential Accredit Loans Inc. Trust
Series 2006-A21-QA1, REMIC, 4.75%, 01/25/36 (b)	7,191	6,184
RR Ltd.
Series 2018-C-4A, 5.39%, (3M USD LIBOR + 2.75%), 04/15/30 (b) (c)	1,000	934
Securitized Asset Backed Receivables LLC Trust
Series 2005-M2-FR2, REMIC, 3.48%, (1M USD LIBOR + 0.98%), 03/25/35 (b)	218	216
Series 2007-A2A-HE1, REMIC, 2.57%, (1M USD LIBOR + 0.06%), 12/25/36 (b)	255	89
SG Commercial Mortgage Securities Trust
Interest Only, Series 2016-XA-C5, REMIC, 2.00%, 10/13/48 (b)	32,481	3,259
SLM Student Loan Trust
Series 2008-A-9, 3.99%, (3M USD LIBOR + 1.50%), 04/25/23 (b)	2,922	2,952
	Shares/Par[1]	Value ($)
Small Business Administration Participation Certificates
6.29%, 01/01/21	1	1
5.13%, 09/01/23	5	5
5.52%, 06/01/24	76	79
SMB Private Education Loan Trust
Series 2017-A-1-A, 2.91%, (1M USD LIBOR + 0.45%), 08/15/19 (b) (c)	714	714
Series 2018-A2B-B, 3.18%, (1M USD LIBOR + 0.72%), 01/15/37 (b) (c)	3,500	3,476
Soundview Home Loan Trust
Series 2006-A1-WF2, REMIC, 2.64%, (1M USD LIBOR + 0.13%), 12/25/36 (b)	342	339
SpringCastle America Funding LLC
Series 2016-A-AA, 3.05%, 04/25/29 (c)	4,837	4,790
Sprite Ltd.
Series 2017-A-1, 4.25%, 12/15/24 (c)	3,689	3,661
Start Ltd.
Series 2018-A-1, 4.09%, 05/15/25 (c)	1,917	1,899
Stewart Park CLO Ltd.
Series 2015-DR-1A, 5.04%, (3M USD LIBOR + 2.60%), 01/15/30 (b) (c)	2,000	1,824
Structured Asset Investment Loan Trust
Series 2006-A4-1, REMIC, 2.82%, (1M USD LIBOR + 0.62%), 01/25/36 (b)	2,254	2,103
Structured Asset Mortgage Investments II Trust
Series 2005-A3-AR5, REMIC, 2.97%, (1M USD LIBOR + 0.50%), 07/19/35 (b)	229	215
Series 2007-2A1-AR2, REMIC, 2.77%, (1M USD LIBOR + 0.26%), 03/25/37 (b)	617	405
Structured Asset Mortgage Investments Trust
Series 2002-A1-AR3, REMIC, 3.13%, (1M USD LIBOR + 0.66%), 09/19/32 (b)	14	14
Symphony CLO XVI Ltd.
Series 2015-DR-16A, 5.39%, (3M USD LIBOR + 3.05%), 10/15/31 (b) (c)	1,000	940
Symphony CLO XVII Ltd.
Series 2016-DR-17A, 5.09%, 04/17/28 (c)	1,000	940
Taconic Park CLO Ltd.
Series 2016-C-1A, 6.52%, (3M USD LIBOR + 4.05%), 01/20/29 (b) (c)	2,000	1,988
TAL Advantage V LLC
Series 2013-A-1A, 2.83%, 02/20/23 (c)	4,167	4,093
Series 2014-A-1A, 3.51%, 02/20/24 (c)	2,687	2,670
Thayer Park CLO Ltd.
Series 2017-C-1A, 6.17%, (3M USD LIBOR + 3.70%), 04/20/29 (b) (c)	1,000	991
THL Credit Wind River CLO Ltd.
Series 2015-ER-2A, 7.99%, 10/15/27 (c)	2,000	1,923
Series 2016-DR-1A, 5.29%, (3M USD LIBOR + 2.85%), 07/15/28 (b)	1,000	939
Series 2018-D-2A, 5.11%, (3M USD LIBOR + 3.00%), 07/15/30 (b) (c)	2,000	1,831
Series 2018-1, 5.24%, (3M USD LIBOR + 2.90%), 07/15/30 (b) (c)	1,500	1,365
Series 2018-1, 7.84%, (3M USD LIBOR + 5.50%), 07/15/30 (b) (c)	500	439
Series 2014-DR-2A, 5.34%, (3M USD LIBOR + 2.90%), 01/15/31 (b) (c)	1,000	914
Series 2014-ER-2A, 8.19%, (3M USD LIBOR + 5.75%), 01/15/31 (b) (c)	1,000	887
Series 2014-DRR-1A, 5.44%, (3M USD LIBOR + 3.00%), 07/18/31 (b) (c)	1,000	917
Thunderbolt Aircraft Lease Ltd.
Series 2017-A-A, 4.21%, 04/15/24 (c) (f)	4,997	5,071
Triton Container Finance VI LLC
Series 2018-A-2A, 4.19%, 06/20/28 (c)	1,900	1,912
Series 2018-A-1A, 3.95%, 03/20/43 (c)	4,625	4,658
UBS Commercial Mortgage Trust
Series 2017-C-C4, 4.45%, 10/15/27 (b)	3,298	3,167
Series 2018-C-C8, 4.70%, 02/17/28 (b)	3,776	3,703
Interest Only, Series 2017-XA-C4, REMIC, 1.11%, 10/17/50 (b)	36,179	2,617
Series 2017-C-C5, REMIC, 4.32%, 11/15/50 (b)	5,169	4,905
Series 2017-C-C6, REMIC, 4.45%, 12/15/50 (b)	3,866	3,715
Interest Only, Series 2018-XA-C9, REMIC, 0.90%, 03/17/51 (b)	57,854	3,873

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

39

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Vantage Data Centers LLC
Series 2018-A2-1A, 4.07%, 02/15/23 (d) (e)	6,942	6,953
VB-S1 Issuer LLC
Series 2016-D-1A, 4.46%, 06/15/21 (c)	2,000	1,998
Series 2018-C-1A, 3.41%, 02/15/23 (c)	2,000	1,974
Vendee Mortgage Trust
Series 1994-1ZB-3A, REMIC, 6.50%, 09/15/24	127	135
Voya CLO 2018-2 Ltd.
Series 2018-D-2A, 5.12%, (3M USD LIBOR + 2.75%), 07/15/31 (b) (c)	1,000	900
Voya CLO Ltd.
Series 2014-CR2-1A, 5.24%, (3M USD LIBOR + 2.80%), 04/18/31 (b) (c)	1,000	906
WaMu Mortgage Pass-Through Certificates
Series 2006-3A3-AR8, REMIC, 3.77%, 08/25/36 (b)	2,105	1,901
Series 2007-3A3-HY1, REMIC, 3.48%, 02/25/37 (b)	1,958	1,776
Series 2007-4A1-HY1, REMIC, 3.60%, 02/25/37 (b)	181	162
Series 2007-2A3-HY7, REMIC, 3.55%, 07/25/37 (b)	298	258
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2002-2A2-AR1, REMIC, 3.14%, 02/25/31 (b)	—	—
Series 2005-1A3A-AR18, REMIC, 3.85%, 01/25/36 (b)	477	470
Series 2002-1A-AR9, REMIC, 3.56%, (12M US Federal Reserve Cumulative Average CMT + 1.40%), 08/25/42 (b)	53	51
Series 2002-1A-AR17, REMIC, 3.36%, (12M US Federal Reserve Cumulative Average CMT + 1.20%), 11/25/42 (b)	38	35
Series 2005-A1A1-AR13, REMIC, 2.80%, (1M USD LIBOR + 0.58%), 10/25/45 (b)	63	60
Series 2006-1A-AR9, REMIC, 2.99%, (12M US Federal Reserve Cumulative Average CMT + 0.83%), 11/25/46 (b)	2,374	2,023
Wells Fargo Commercial Mortgage Trust
Series 2017-B-C41, 4.19%, 11/15/50 (b)	5,073	5,001
Series 2017-C-C41, 4.51%, 11/15/50 (b)	6,601	6,417
Series 2018-D-BXI, REMIC, 4.01%, (1M USD LIBOR + 1.56%), 12/16/19 (b) (c)	3,826	3,776
Series 2012-C-LC5, REMIC, 4.69%, 09/16/22 (b)	2,195	2,234
Interest Only, Series 2015-XA-C28, REMIC, 0.70%, 05/15/48 (b)	90,834	2,989
Interest Only, Series 2016-XA-BNK1, REMIC, 1.78%, 08/17/49 (b)	6,343	654
Interest Only, Series 2018-XA-C43, REMIC, 0.71%, 03/17/51 (b)	74,947	3,769
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-A1-CC, REMIC, 4.87%, 01/25/35 (b)	111	111
Series 2006-2A1-AR2, REMIC, 4.61%, 03/25/36 (b)	412	408
Series 2006-2A5-AR2, REMIC, 4.61%, 03/25/36 (b)	1,121	1,112
Series 2006-2A1-AR8, REMIC, 4.62%, 04/25/36 (b)	718	710
Series 2006-1A1-AR10, REMIC, 4.31%, 07/25/36 (b)	2,348	2,309
WhiteHorse VIII Ltd.
Series 2014-AR-1A, 3.44%, 05/01/26 (c)	7,220	7,166
Wind River CLO Ltd.
Series 2018-D-3A, 5.78%, (3M USD LIBOR + 2.95%), 01/20/31 (b) (c)	1,000	963
Total Non-U.S. Government Agency Asset-Backed Securities (cost $788,003)		796,194
CORPORATE BONDS AND NOTES 24.0%
Communication Services 1.7%
AT&T Inc.
5.25%, 03/01/37	6,535	6,419
Axiata SPV 2 Bhd
3.47%, 11/19/20	3,000	2,989
Bharti Airtel International (Netherlands) BV
5.13%, 03/11/23	5,700	5,600
	Shares/Par[1]	Value ($)
CCO Holdings LLC
5.75%, 02/15/26 (c)	405	397
5.00%, 02/01/28 (c)	940	865
Cengage Learning Inc.
9.50%, 06/15/24 (c) (h)	660	449
Charter Communications Operating LLC
4.91%, 07/23/25	4,265	4,239
Cincinnati Bell Inc.
7.00%, 07/15/24 (c) (h)	615	510
Colombia Telecomunicaciones SA ESP
8.50%, (callable at 100 beginning 03/30/20) (i)	600	618
Comcast Corp.
3.95%, 10/15/25	4,145	4,190
Comcel Trust via Comunicaciones Celulares SA
6.88%, 02/06/24	1,400	1,428
CSC Holdings LLC
5.38%, 07/15/23 (c)	1,175	1,148
5.25%, 06/01/24	690	633
DISH DBS Corp.
5.88%, 11/15/24	325	262
Embarq Corp.
8.00%, 06/01/36	685	620
Empresa Nacional de Telecomunicaciones SA
4.75%, 08/01/26	1,500	1,399
Frontier Communications Corp.
8.50%, 04/15/20	300	265
8.50%, 04/01/26 (c)	385	337
Gray Escrow Inc.
7.00%, 05/15/27 (c)	290	282
Greeneden U.S. Holdings II LLC
10.00%, 11/30/24 (c)	860	901
GTT Communications Inc.
7.88%, 12/31/24 (c) (h)	1,005	870
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (h)	335	294
8.50%, 10/15/24 (c)	375	362
Interpublic Group of Cos. Inc.
5.40%, 10/01/48	4,320	4,030
Iridium Communications Inc.
10.25%, 04/15/23 (c)	715	759
Live Nation Entertainment Inc.
5.63%, 03/15/26 (c)	640	626
Match Group Inc.
5.00%, 12/15/27 (c)	570	523
Millicom International Cellular SA
6.00%, 03/15/25	500	494
6.63%, 10/15/26 (c)	700	711
5.13%, 01/15/28	700	628
Netflix Inc.
5.88%, 02/15/25	275	278
Numericable - SFR SA
7.38%, 05/01/26 (c)	665	610
Radiate Holdco LLC
6.63%, 02/15/25 (c)	625	539
Sirius XM Radio Inc.
5.38%, 07/15/26 (c)	855	808
Sprint Capital Corp.
6.88%, 11/15/28	590	558
Sprint Corp.
7.13%, 06/15/24	875	866
Sprint Spectrum Co. LLC
4.74%, 03/20/25 (c)	4,460	4,376
Telesat Canada
8.88%, 11/15/24 (c)	765	796
T-Mobile USA Inc.
4.50%, 02/01/26	675	624
Uber Technologies Inc.
8.00%, 11/01/26 (c)	490	472
Univision Communications Inc.
5.13%, 05/15/23 (c)	160	144
Verizon Communications Inc.
3.50%, 11/01/24	4,500	4,438
VTR Finance BV
6.88%, 01/15/24 (c)	449	449
		57,806

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

40

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Consumer Discretionary 1.2%
1011778 B.C. Unltd. Liability Co.
5.00%, 10/15/25 (c) (h)	1,355	1,247
American Axle & Manufacturing Inc.
6.25%, 03/15/26	790	710
ARAMARK Services Inc.
5.00%, 04/01/25 (c)	805	792
Argos Merger Sub Inc.
7.13%, 03/15/23 (c)	650	378
Boyne USA Inc.
7.25%, 05/01/25 (c)	945	973
Constellation Merger Sub Inc.
8.50%, 09/15/25 (c) (h)	285	257
CRC Escrow Issuer LLC
5.25%, 10/15/25 (c)	595	515
Delta Merger Sub Inc.
6.00%, 09/15/26 (c)	240	227
Dollar Tree Inc.
4.00%, 05/15/25	4,545	4,384
Eldorado Resorts Inc.
6.00%, 04/01/25	725	700
Expedia Inc.
3.80%, 02/15/28	4,700	4,272
Ford Motor Co.
7.45%, 07/16/31	3,870	3,981
Frontdoor Inc.
6.75%, 08/15/26 (c)	545	519
GLP Capital LP
5.75%, 06/01/28	2,635	2,660
Golden Nugget Inc.
6.75%, 10/15/24 (c)	955	900
Gray Television Inc.
5.13%, 10/15/24 (c)	275	254
Hasbro Inc.
3.50%, 09/15/27	4,775	4,381
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	680	643
5.13%, 05/01/26 (c)	4,400	4,219
IRB Holding Corp.
6.75%, 02/15/26 (c)	595	517
Jeld-Wen Inc.
4.63%, 12/15/25 (c)	670	590
LTF Merger Sub Inc.
8.50%, 06/15/23 (c)	535	543
Marriott International Inc.
6.50%, 09/15/26 (c)	270	260
McDonald's Corp.
4.45%, 03/01/47	1,885	1,800
PetSmart Inc.
5.88%, 06/01/25 (c)	140	101
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28	2,455	2,259
S.A.C.I. Falabella
3.75%, 04/30/23	700	677
Scientific Games International Inc.
5.00%, 10/15/25 (c)	455	408
Six Flags Entertainment Corp.
4.88%, 07/31/24 (c)	660	625
Stars Group Holdings BV
7.00%, 07/15/26 (c)	460	447
Tempur Sealy International Inc.
5.50%, 06/15/26	855	778
Viking Cruises Ltd.
5.88%, 09/15/27 (c)	1,075	1,004
		42,021
Consumer Staples 1.1%
Albertsons Cos. LLC
5.75%, 03/15/25	900	787
Anheuser-Busch InBev Worldwide Inc.
4.90%, 02/01/46 (c)	2,215	2,050
4.60%, 04/15/48	2,340	2,093
B&G Foods Inc.
5.25%, 04/01/25	850	791
	Shares/Par[1]	Value ($)
BAT Capital Corp.
3.50%, (3M USD LIBOR + 0.88%), 08/15/22 (b)	4,689	4,643
CK Hutchison International 17 Ltd.
2.75%, 03/29/23 (c)	3,000	2,902
Embotelladora Andina SA
5.00%, 10/01/23	1,650	1,695
ESAL GmbH
6.25%, 02/05/23	3,100	3,069
JBS Investments GmbH
7.25%, 04/03/24	1,400	1,414
JBS Investments II GmbH
7.00%, 01/15/26 (c)	1,000	985
JBS USA Lux SA
6.75%, 02/15/28 (c)	1,015	991
Kronos Acquisition Holdings Inc.
9.00%, 08/15/23 (c)	600	467
Marb BondCo Plc
7.00%, 03/15/24	380	361
Marfrig Holdings Europe BV
6.88%, 01/19/25	3,900	3,626
Matterhorn Merger Sub LLC
8.50%, 06/01/26 (c)	300	239
Minerva Luxembourg SA
6.50%, 09/20/26 (h)	2,900	2,705
5.88%, 01/19/28 (h)	1,500	1,290
Pilgrim's Pride Corp.
5.75%, 03/15/25 (c)	1,335	1,255
Post Holdings Inc.
5.50%, 03/01/25 (c)	835	802
Smithfield Foods Inc.
4.25%, 02/01/27 (c)	4,380	4,048
		36,213
Energy 2.8%
APT Pipelines Ltd.
4.25%, 07/15/27 (c)	5,000	4,835
Bharat Petroleum Corp. Ltd.
4.63%, 10/25/22	2,650	2,674
Calfrac Holdings LP
8.50%, 06/15/26 (c)	345	261
Canacol Energy Ltd.
7.25%, 05/03/25	4,100	3,782
Cheniere Energy Partners LP
5.25%, 10/01/25	945	880
CNOOC Finance 2011 Ltd.
4.25%, 01/26/21	1,000	1,014
CNX Midstream Partners LP
6.50%, 03/15/26 (c)	1,020	965
Continental Resources Inc.
4.38%, 01/15/28 (h)	2,210	2,088
Cosan Luxembourg SA
7.00%, 01/20/27	490	494
CSI Compressco LP
7.50%, 04/01/25 (c)	640	598
Delek & Avner Tamar Bond Ltd.
5.41%, 12/30/25 (c)	500	498
Delek & Avner Yam Tethys Ltd.
5.08%, 12/30/23 (c)	400	399
Enable Midstream Partners LP
4.40%, 03/15/27	4,370	4,034
4.95%, 05/15/28	290	276
Energy Transfer Partners LP
4.75%, 01/15/26	480	458
EQT Corp.
3.90%, 10/01/27	4,480	3,911
EQT Midstream Partners LP
4.75%, 07/15/23	5,265	5,241
Everest Acquisition Finance Inc.
7.75%, 05/15/26 (c)	695	616
Exterran Energy Solutions LP
8.13%, 05/01/25	410	393
Extraction Oil & Gas Inc.
5.63%, 02/01/26 (c)	250	187
Foresight Energy LLC
11.50%, 04/01/23 (c)	760	646

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

41

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
FTS International Inc.
6.25%, 05/01/22	585	519
Geopark Ltd.
6.50%, 09/21/24	2,200	2,035
Gran Tierra Energy Inc.
6.25%, 02/15/25	3,400	3,162
Gulfport Energy Corp.
6.38%, 05/15/25	585	521
Hess Infrastructure Partners LP
5.63%, 02/15/26 (c)	1,280	1,244
Hilcorp Energy I LP
6.25%, 11/01/28 (c)	585	514
Indian Oil Corp. Ltd.
5.63%, 08/02/21	1,322	1,375
5.75%, 08/01/23	2,590	2,724
Indigo Natural Resources LLC
6.88%, 02/15/26 (c)	750	646
Kinder Morgan Energy Partners LP
6.95%, 01/15/38	5,510	6,254
Marathon Petroleum Corp.
5.13%, 12/15/26 (c)	4,245	4,334
MEG Energy Corp.
7.00%, 03/31/24 (c)	295	282
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (c)	800	692
Nabors Industries Inc.
5.75%, 02/01/25	725	547
ONGC Videsh Ltd.
4.63%, 07/15/24	2,800	2,798
ONGC Videsh Vankorneft Pte Ltd.
2.88%, 01/27/22	2,000	1,929
Par Petroleum LLC
7.75%, 12/15/25 (c)	655	620
Peabody Energy Corp.
6.00%, 03/31/22 (c)	1,000	979
QEP Resources Inc.
5.25%, 05/01/23	640	569
5.63%, 03/01/26 (h)	700	582
Regency Energy Partners LP
4.50%, 11/01/23	4,200	4,191
Reliance Holding USA Inc.
5.40%, 02/14/22	4,000	4,185
Sabine Pass Liquefaction LLC
5.00%, 03/15/27	5,605	5,647
Sinopec Group Overseas Development 2016 Ltd.
2.75%, 05/03/21	4,500	4,429
Sunoco LP
5.50%, 02/15/26	680	642
Tapstone Energy LLC
9.75%, 06/01/22 (c)	305	235
Targa Resources Partners LP
5.88%, 04/15/26 (c)	720	701
Tecila SA
6.95%, 07/21/27 (h)	1,500	1,222
TerraForm Power Operating LLC
4.25%, 01/31/23 (c)	665	622
Transocean Guardian Ltd.
5.88%, 01/15/24 (c)	335	321
Transocean Inc.
7.25%, 11/01/25 (c)	360	318
Transocean Proteus Ltd.
6.25%, 12/01/24 (c)	836	808
USA Compression Partners LP
6.88%, 04/01/26 (c)	995	955
Vine Oil & Gas LP
8.75%, 04/15/23 (c)	540	422
Weatherford International Ltd.
9.88%, 02/15/24 (h)	340	210
Whiting Petroleum Corp.
6.63%, 01/15/26 (h)	940	804
YPF SA
8.50%, 07/28/25 (h)	4,000	3,560
		95,848
	Shares/Par[1]	Value ($)
Financials 8.4%
AerCap Ireland Capital Ltd.
3.50%, 01/15/25	4,595	4,184
American Express Co.
2.50%, 08/01/22	8,795	8,480
Ardagh Packaging Finance Plc
6.00%, 02/15/25 (c)	870	804
ASP AMC Merger Sub Inc.
8.00%, 05/15/25 (c)	675	358
AssuredPartners Inc.
7.00%, 08/15/25 (c)	845	763
Athene Global Funding
3.00%, 07/01/22 (c)	4,555	4,455
Avation Capital SA
6.50%, 05/15/21 (c)	560	560
AXA Equitable Holdings Inc.
3.90%, 04/20/23 (c)	4,305	4,263
Banco BTG Pactual SA
8.75%, (callable at 100 beginning 09/18/19) (i)	200	202
5.50%, 01/31/23 (h)	1,000	972
Banco de Credito e Inversiones
4.00%, 02/11/23	2,450	2,426
Banco de Reservas de la Republica Dominicana
7.00%, 02/01/23	1,157	1,157
Banco do Brasil SA
6.25%, (callable at 100 beginning 04/15/24) (i)	5,100	4,374
Banco Espirito Santo SA
0.00%, 05/08/17 - 01/21/19, EUR (j) (k)	6,400	2,163
Banco GNB Sudameris SA
6.50%, 04/03/27	300	297
Banco Macro SA
6.75%, 11/04/26 (b)	2,550	2,061
Banco Mercantil del Norte SA
7.63%, (callable at 100 beginning 01/06/28) (i)	3,500	3,388
5.75%, 10/04/31 (b) (h)	900	813
Banco Mercantil Del Norte SA
6.88%, (callable at 100 begininng 07/06/22) (i)	1,036	1,002
Banco Santander Chile
3.88%, 09/20/22	650	645
Banco Santander SA
3.77%, (3M USD LIBOR + 1.09%), 02/23/23 (b)	4,600	4,547
5.95%, 10/01/28 (c)	1,850	1,858
Bancolombia SA
4.88%, 10/18/27	2,000	1,930
Banistmo SA
3.65%, 09/19/22 (c)	4,000	3,802
Bank of Montreal
3.80%, 12/15/32	3,710	3,457
Barclays Plc
4.01%, (3M USD LIBOR + 1.38%), 05/16/24 (b)	3,450	3,295
BBVA Bancomer SA
5.35%, 11/12/29	200	184
5.13%, 01/18/33	5,900	5,104
BDO Unibank Inc.
2.63%, 10/24/21	1,000	959
2.95%, 03/06/23	5,700	5,416
BNP Paribas SA
3.38%, 01/09/25 (c)	4,945	4,647
Brighthouse Financial Inc.
3.70%, 06/22/27	4,580	3,867
C&W Senior Financing DAC
7.50%, 10/15/26 (c)	1,500	1,449
6.88%, 09/15/27	4,300	3,940
Camelot Finance SA
7.88%, 10/15/24 (c)	645	624
Capital One Financial Corp.
3.24%, (3M USD LIBOR + 0.72%), 01/30/23 (b)	1,115	1,096
Charles Schwab Corp.
3.55%, 02/01/24	4,350	4,360
Citigroup Inc.
4.17%, (3M USD LIBOR + 1.43%), 09/01/23 (b)	2,200	2,202
3.74%, (3M USD LIBOR + 1.10%), 05/17/24 (b)	4,465	4,383
CNOOC Finance 2012 Ltd.
3.88%, 05/02/22	3,000	3,020

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

42

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
CNOOC Finance 2015 Ltd.
3.75%, 05/02/23	4,630	4,631
CNPC General Capital Ltd.
3.95%, 04/19/22	500	505
CNPC HK Overseas Capital Ltd.
4.50%, 04/28/21	1,000	1,024
Continental Senior Trustee Ltd.
5.50%, 11/18/20	6,060	6,249
Credit Agricole SA
3.75%, 04/24/23 (c)	4,415	4,319
Credit Suisse Group AG
4.02%, (3M USD LIBOR + 1.24%), 06/12/24 (b) (c)	4,470	4,404
Credito Real SAB de CV SOFOM ER
9.13%, (callable at 100 beginning 11/29/22) (i) (l)	1,200	1,123
Daimler Finance North America LLC
3.42%, (3M USD LIBOR + 0.84%), 05/04/23 (b) (c)	8,100	8,018
Dana Financing Luxembourg SARL
5.75%, 04/15/25 (c)	645	601
DBS Group Holdings Ltd.
3.60%, (callable at 100 beginning 09/07/21) (i)	3,950	3,772
Discover Financial Services
4.10%, 02/09/27	5,780	5,405
ENA Norte Trust
4.95%, 04/25/23	1,664	1,669
Enel Finance International NV
4.25%, 09/14/23 (c)	4,520	4,411
Energuate Trust
5.88%, 05/03/27	1,100	1,019
Fondo Mivivienda SA
3.50%, 01/31/23	6,350	6,108
General Motors Financial Co. Inc.
3.37%, (3M USD LIBOR + 0.93%), 04/13/20 (b)	8,000	7,945
Global Bank Corp.
5.13%, 10/30/19	5,500	5,503
GLP Capital LP
5.30%, 01/15/29	1,685	1,654
Goldman Sachs Group Inc.
3.31%, (3M USD LIBOR + 0.78%), 10/31/22 (b)	2,540	2,474
3.79%, (3M USD LIBOR + 1.17%), 05/15/26 (b)	2,890	2,707
Grupo Aval Ltd.
4.75%, 09/26/22	200	187
GW Honos Security Corp.
8.75%, 05/15/25 (c)	870	794
Hexion US Finance Corp.
6.63%, 04/15/20	320	255
HSBC Holdings Plc
4.16%, (3M USD LIBOR + 1.38%), 09/12/26 (b)	6,680	6,586
Icahn Enterprises LP
6.25%, 02/01/22	325	324
6.38%, 12/15/25	550	532
Itau Unibanco Holding SA
6.13%, (callable at 100 begininng 12/12/22) (h) (i)	500	470
6.50%, (callable at 100 begininng 03/19/23) (h) (i)	2,500	2,355
Level 3 Financing Inc.
5.38%, 01/15/24	820	782
Liberty Mutual Group Inc.
6.50%, 05/01/42 (c)	5,350	6,361
Lloyds Banking Group Plc
3.57%, 11/07/28	4,975	4,437
Macquarie Group Ltd.
3.19%, 11/28/23 (c)	2,200	2,116
4.15%, 03/27/24 (c)	2,260	2,249
Malayan Banking Bhd
3.91%, 10/29/26 (b)	4,000	3,959
Mitsubishi UFJ Financial Group Inc.
3.48%, (3M USD LIBOR + 0.74%), 03/02/23 (b)	4,240	4,191
Morgan Stanley
3.59%, 07/22/28 (b)	4,900	4,631
National Financial Partners Corp.
6.88%, 07/15/25 (c)	1,020	921
Navient Corp.
6.50%, 06/15/22	990	923
	Shares/Par[1]	Value ($)
Oversea-Chinese Banking Corp. Ltd.
4.00%, 10/15/24 (b)	2,000	2,008
Petrobras Global Finance BV
5.75%, 02/01/29	4,950	4,587
Raizen Fuels Finance SA
5.30%, 01/20/27 (h)	500	489
Resideo Funding Inc.
6.13%, 11/01/26 (c)	260	257
Royal Bank of Scotland Group Plc
3.50%, 05/15/23 (b)	2,395	2,299
SPARC EM Ltd.
0.00%, 12/05/22 (m)	8,542	7,770
Springleaf Finance Corp.
6.88%, 03/15/25	690	616
Sumitomo Mitsui Financial Group Inc.
3.19%, (3M USD LIBOR + 0.74%), 01/17/23 (b)	6,690	6,616
Sydney Airport Finance Co. Pty Ltd.
3.38%, 04/30/25 (c)	2,650	2,571
3.63%, 04/28/26 (c)	1,973	1,918
Synchrony Financial
3.95%, 12/01/27	4,925	4,128
Temasek Financial I Ltd.
2.38%, 01/23/23	6,000	5,811
Tervita Escrow Corp.
7.63%, 12/01/21 (c)	825	785
Trident TPI Holdings Inc.
6.63%, 11/01/25 (c)	620	553
Unifin Financiera SAB de CV SOFOM ENR
8.88%, (callable at 100 begininng 01/29/25) (i)	3,800	3,116
United Overseas Bank Ltd.
3.88%, (callable at 100 beginning 10/19/23) (i)	3,400	3,142
2.88%, 03/08/27 (b)	3,170	3,065
Volkswagen Group of America Finance LLC
4.25%, 11/13/23 (c)	4,750	4,711
VTR Finance BV
6.88%, 01/15/24	2,358	2,359
Wand Merger Corp.
8.13%, 07/15/23 (c)	570	556
Wayne Merger Sub LLC
8.25%, 08/01/23 (c)	1,250	1,238
Westpac Banking Corp.
3.34%, (3M USD LIBOR + 0.72%), 05/15/23 (b)	6,915	6,851
Willis North America Inc.
4.50%, 09/15/28	4,465	4,422
		288,989
Financials 0.1%
Banco Bilbao Vizcaya Argentaria SA
4.88%, 04/21/25 (h)	600	581
SURA Asset Management SA
4.88%, 04/17/24	1,100	1,105
		1,686
Health Care 1.5%
AbbVie Inc.
4.70%, 05/14/45	4,675	4,241
Air Medical Merger Sub Corp.
6.38%, 05/15/23 (c)	260	220
AstraZeneca Plc
2.38%, 06/12/22	4,545	4,373
Avantor Inc.
9.00%, 10/01/25 (c)	795	795
Baxalta Inc.
4.00%, 06/23/25	1,191	1,169
Becton Dickinson & Co.
2.89%, 06/06/22	6,775	6,562
Celgene Corp.
4.35%, 11/15/47	4,555	3,812
Centene Corp.
4.75%, 01/15/25	1,175	1,123
Centene Escrow I Corp.
5.38%, 06/01/26 (c)	135	132
CVS Health Corp.
5.05%, 03/25/48	4,215	4,117
DJO Finco LLC
8.13%, 06/15/21 (c)	675	695

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

43

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Enterprise Merger Sub Inc.
8.75%, 10/15/26 (c) (h)	55	48
Halfmoon Parent Inc.
3.33%, (3M USD LIBOR + 0.89%), 07/15/23 (b) (c)	4,475	4,407
HCA Inc.
5.25%, 04/15/25	275	274
5.38%, 09/01/26 (h)	1,085	1,055
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (c)	525	490
Polaris Intermediate Corp.
8.50%, 12/01/22 (c) (n)	575	525
RegionalCare Hospital Partners Holdings Inc.
8.25%, 05/01/23 (c)	215	217
Select Medical Corp.
6.38%, 06/01/21	1,130	1,129
Takeda Pharmaceutical Co. Ltd.
4.40%, 11/26/23 (c)	3,665	3,700
Tenet Healthcare Corp.
7.00%, 08/01/25 (h)	855	793
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23	3,625	3,157
Valeant Pharmaceuticals International Inc.
7.00%, 03/15/24 (c)	370	375
9.25%, 04/01/26 (c)	660	662
8.50%, 01/31/27 (c)	220	213
Verscend Escrow Corp.
9.75%, 08/15/26 (c)	544	511
Vizient Inc.
10.38%, 03/01/24 (c)	915	969
WellCare Health Plans Inc.
5.25%, 04/01/25	815	785
5.38%, 08/15/26 (c)	230	222
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20	4,234	4,187
		50,958
Industrials 1.4%
Adani Ports & Special Economic Zone Ltd.
3.95%, 01/19/22	2,100	2,069
Air Lease Corp.
3.75%, 02/01/22	2,865	2,830
2.75%, 01/15/23	1,930	1,825
Avolon Holdings Funding Ltd.
5.13%, 10/01/23 (c)	500	480
Beacon Roofing Supply Inc.
4.88%, 11/01/25 (c) (h)	930	818
BOC Aviation Pte Ltd.
3.95%, (3M USD LIBOR + 1.13%), 09/26/23 (b) (c)	4,475	4,474
Builders FirstSource Inc.
5.63%, 09/01/24 (c)	875	812
CSX Corp.
3.80%, 11/01/46	4,815	4,260
Delta Air Lines Inc.
3.80%, 04/19/23	4,270	4,149
Empresa de Transporte de Pasajeros Metro SA
4.75%, 02/04/24 (c)	1,062	1,080
5.00%, 01/25/47 (c)	1,845	1,823
FedEx Corp.
4.75%, 11/15/45	4,129	3,884
KAR Auction Services Inc.
5.13%, 06/01/25 (c)	670	605
Kratos Defense & Security Solutions Inc.
6.50%, 11/30/25 (c)	315	321
Latam Airlines Pass-Through Trust
4.20%, 11/15/27	1,515	1,459
LATAM Finance Ltd.
6.88%, 04/11/24 (h)	1,100	1,090
Lima Metro Line 2 Finance Ltd.
5.88%, 07/05/34	3,500	3,491
Lockheed Martin Corp.
4.70%, 05/15/46	4,000	4,185
Masonite International Corp.
5.75%, 09/15/26 (c)	765	721
	Shares/Par[1]	Value ($)
Owens Corning Inc.
4.40%, 01/30/48	2,545	1,922
Penske Truck Leasing Co. LP
3.40%, 11/15/26 (c)	75	70
4.20%, 04/01/27 (c)	2,160	2,121
Prime Security Services Borrower LLC
9.25%, 05/15/23 (c)	909	937
Stevens Holding Co. Inc.
6.13%, 10/01/26 (c)	555	547
Tempo Acquisition LLC
6.75%, 06/01/25 (c)	870	819
TransDigm Inc.
6.38%, 06/15/26	850	792
Triumph Group Inc.
7.75%, 08/15/25	875	759
United Rentals North America Inc.
6.50%, 12/15/26	430	424
Waste Pro USA Inc.
5.50%, 02/15/26 (c)	740	682
		49,449
Information Technology 0.7%
Arrow Electronics Inc.
3.88%, 01/12/28	2,420	2,208
Ascend Learning LLC
6.88%, 08/01/25 (c)	845	812
Banff Merger Sub Inc.
9.75%, 09/01/26 (c)	280	256
CDK Global Inc.
5.88%, 06/15/26	305	305
Corning Inc.
4.38%, 11/15/57	4,565	3,817
Ensemble S Merger Sub Inc.
9.00%, 09/30/23 (c)	1,032	1,042
Fidelity National Information Services Inc.
3.63%, 10/15/20	3,124	3,137
First Data Corp.
5.75%, 01/15/24 (c)	620	604
Italics Merger Sub Inc.
7.13%, 07/15/23 (c)	1,255	1,223
Marvell Technology Group Ltd.
4.20%, 06/22/23	4,435	4,451
Microchip Technology Inc.
4.33%, 06/01/23 (c)	4,555	4,442
Oracle Corp.
4.13%, 05/15/45	2,270	2,158
Project Homestake Merger Corp.
8.88%, 03/01/23 (c) (h)	350	259
Radiate Holdco LLC
6.88%, 02/15/23 (c)	75	68
Refinitiv US Holdings Inc.
6.25%, 05/15/26 (c)	420	404
8.25%, 11/15/26 (c)	110	101
		25,287
Materials 1.0%
AK Steel Corp.
6.38%, 10/15/25	325	255
Alcoa Nederland Holding BV
6.13%, 05/15/28 (c)	330	316
Anglo American Capital Plc
4.50%, 03/15/28 (c)	4,720	4,401
Ashland Inc.
4.75%, 08/15/22 (f)	540	531
Braskem SA
6.45%, 02/03/24	400	421
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22	684	693
Crown Americas LLC
4.50%, 01/15/23	650	634
4.75%, 02/01/26 (c)	650	615
DowDuPont Inc.
5.42%, 11/15/48	3,660	3,816
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (c)	585	521
7.88%, 07/15/26 (c)	215	194

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

44

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Fresnillo Plc
5.50%, 11/13/23 (h)	2,000	2,037
Hexion Inc.
10.38%, 02/01/22 (c)	625	494
Inversiones CMPC SA
4.50%, 04/25/22 (h)	3,000	3,008
Mosaic Co.
4.05%, 11/15/27	4,520	4,337
Nexa Resources SA
5.38%, 05/04/27 (h)	700	677
Packaging Corp. of America
3.40%, 12/15/27 (h)	2,220	2,063
Schweitzer-Mauduit International Inc.
6.88%, 10/01/26 (c)	455	429
Starfruit Finco BV
8.00%, 10/01/26 (c) (h)	175	163
SunCoke Energy Inc.
7.50%, 06/15/25 (c)	810	766
UPL Corp. Ltd.
3.25%, 10/13/21	1,000	969
Vedanta Resources Plc
7.13%, 05/31/23 (h)	500	449
6.13%, 08/09/24	3,200	2,660
Votorantim Cimentos SA
7.25%, 04/05/41	600	613
WestRock Co.
3.75%, 03/15/25 (c)	4,360	4,261
		35,323
Real Estate 1.0%
Alexandria Real Estate Equities Inc.
4.00%, 01/15/24	3,345	3,378
American Tower Corp.
3.38%, 10/15/26	5,000	4,656
3.60%, 01/15/28	4,495	4,211
Boston Properties LP
3.20%, 01/15/25	4,025	3,845
Crown Castle International Corp.
3.65%, 09/01/27	9,595	8,937
ESH Hospitality Inc.
5.25%, 05/01/25 (c)	1,005	946
MGM Growth Properties Operating Partnership LP
4.50%, 01/15/28	920	806
MPT Operating Partnership LP
5.25%, 08/01/26	10	9
5.00%, 10/15/27	1,375	1,257
Welltower Inc.
3.95%, 09/01/23	4,425	4,432
		32,477
Utilities 3.1%
AEP Transmission Co. LLC
3.10%, 12/01/26	2,000	1,941
AES Andres BV
7.95%, 05/11/26 (h)	3,714	3,737
Ameren Corp.
3.65%, 02/15/26	5,000	4,882
Boston Gas Co.
3.15%, 08/01/27 (c)	5,000	4,786
Celeo Redes Operacion Chile SA
5.20%, 06/22/47	590	554
5.20%, 06/22/47 (c)	3,932	3,706
Cleveland Electric Illuminating Co.
3.50%, 04/01/28 (c)	1,500	1,428
Cometa Energia SAB de CV
6.38%, 04/24/35	4,935	4,601
Duke Energy Corp.
3.15%, 08/15/27	5,000	4,682
3.95%, 08/15/47 (h)	3,390	3,037
Duquesne Light Holdings Inc.
3.62%, 08/01/27 (c)	5,000	4,712
E.CL SA
5.63%, 01/15/21	4,000	4,093
Edison International
4.13%, 03/15/28	1,995	1,890
	Shares/Par[1]	Value ($)
Emirates Sembcorp Water & Power Co. PJSC
4.45%, 08/01/35 (c)	1,000	925
Empresa Electrica Angamos SA
4.88%, 05/25/29	639	613
Empresa Electrica Guacolda SA
4.56%, 04/30/25	1,500	1,328
Eversource Energy
2.90%, 10/01/24	4,000	3,833
Exelon Corp.
3.40%, 04/15/26	5,712	5,414
Fermaca Enterprises S de RL de CV
6.38%, 03/30/38	4,509	4,509
Fortis Inc.
2.10%, 10/04/21	4,900	4,712
GNL Quintero SA
4.63%, 07/31/29	2,500	2,406
Inkia Energy Ltd.
5.88%, 11/09/27	2,800	2,597
5.88%, 11/09/27 (c)	200	185
Israel Electric Corp. Ltd.
5.00%, 11/12/24 (c)	600	604
ITC Holdings Corp.
3.25%, 06/30/26	3,000	2,859
Mexico Generadora de Energia S. de RL
5.50%, 12/06/32	1,377	1,316
NextEra Energy Capital Holdings Inc.
3.55%, 05/01/27	7,170	6,881
NextEra Energy Partners LP
4.50%, 09/15/27 (c)	583	520
NSTAR Electric Co.
3.20%, 05/15/27	5,000	4,881
Orazul Energy Egenor S. en C. Por A.
5.63%, 04/28/27	200	177
Pampa Energia SA
7.50%, 01/24/27 (h)	4,800	4,013
PSEG Power LLC
3.85%, 06/01/23	3,385	3,376
Southern Co.
2.75%, 06/15/20	650	643
Southern Power Co.
2.50%, 12/15/21	3,800	3,674
Southwestern Electric Power Co.
2.75%, 10/01/26	3,000	2,769
Superior Plus LP
7.00%, 07/15/26 (c)	955	919
Transelec SA
4.63%, 07/26/23	716	721
3.88%, 01/12/29 (c)	2,500	2,280
Vistra Operations Co. LLC
5.50%, 09/01/26 (c)	540	525
		106,729
Total Corporate Bonds And Notes (cost $868,715)		822,786
SENIOR LOAN INTERESTS 4.8%
Communication Services 0.3%
CBS Radio Inc.
Term Loan B, 5.26%, (3M LIBOR + 2.75%), 11/18/24 (b)	573	539
CenturyLink Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 01/15/25 (b)	1,585	1,476
Cincinnati Bell Inc.
Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/02/24 (b)	873	839
CSC Holdings LLC
Incremental Term Loan, 4.75%, (3M LIBOR + 2.25%), 01/31/26 (b)	175	165
Digicel International Finance Ltd.
Term Loan B, 5.96%, (3M LIBOR + 3.25%), 05/27/24 (b)	969	877
GoodRx Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 10/10/25 (b)	705	678
Greeneden US Holdings II LLC
Term Loan B, 5.59%, (3M LIBOR + 3.25%), 12/01/23 (b)	1,460	1,403

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

45

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
GTT Communications Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 04/27/25 (b)	1,458	1,369
Intelsat Jackson Holdings SA
Term Loan B-3, 6.26%, (3M LIBOR + 3.75%), 11/27/23 (b)	1,455	1,406
Meredith Corp.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/31/25 (b)	330	320
Securus Technologies Holdings Inc.
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 06/20/24 (b)	847	813
Delayed Draw Term Loan, 0.00%, (3M LIBOR + 4.50%), 11/01/24 (b) (d) (o)	220	211
Speedcast International Ltd.
Term Loan B, 5.55%, (3M LIBOR + 2.75%), 05/03/25 (b)	439	419
Uber Technologies
Term Loan , 6.39%, (3M LIBOR + 4.00%), 04/04/25 (b)	883	859
		11,374
Consumer Discretionary 0.8%
A-L Parent LLC
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.25%), 12/01/23 (b) (o)	66	64
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 12/01/23 (b)	9	9
Allied Universal Holdco LLC
Term Loan, 6.14%, (3M LIBOR + 3.75%), 07/28/22 (b)	904	856
American Tire Distributors Holdings Inc.
Term Loan, 10.02%, (1M LIBOR + 7.50%), 10/01/21 (b)	543	440
Bass Pro Group LLC
Term Loan B, 7.52%, (3M LIBOR + 5.00%), 11/15/23 (b)	155	148
Cengage Learning Acquisitions Inc.
Term Loan B, 6.75%, (3M LIBOR + 4.25%), 06/07/23 (b)	1,124	959
CH Hold Corp.
1st Lien Term Loan, 5.34%, (3M LIBOR + 3.00%), 02/01/24 (b)	916	904
ClubCorp Holdings Inc.
Term Loan B, 5.55%, (3M LIBOR + 2.75%), 08/16/24 (b)	1,101	1,036
Constellis Holdings LLC
1st Lien Term Loan, 7.39%, (1M LIBOR + 5.00%), 04/17/24 (b) (d) (g)	911	865
Delta 2 (LUX) SARL
Term Loan, 5.02%, (3M LIBOR + 2.50%), 02/01/24 (b)	389	367
Equinox Holdings Inc.
1st Lien Term Loan, 5.52%, (1M LIBOR + 3.00%), 03/08/24 (b)	1,261	1,216
Explorer Holdings Inc.
Term Loan B, 6.14%, (3M LIBOR + 3.75%), 05/02/23 (b)	1,325	1,275
FrontDoor Inc.
Term Loan B, 5.06%, (3M LIBOR + 2.50%), 08/16/25 (b)	297	285
Garda World Security Corp.
Term Loan, 6.24%, (3M LIBOR + 3.50%), 05/12/24 (b)	1,449	1,378
Term Loan, 8.00%, (3M PRIME + 2.50%), 05/12/24 (b)	4	4
GOBP Holdings Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.75%), 10/22/25 (b) (o)	120	117
1st Lien Term Loan, 6.55%, (3M LIBOR + 3.75%), 10/22/25 (b)	945	920
Hayward Industries Inc.
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 08/04/24 (b)	489	469
Intrawest Resorts Holdings Inc.
Term Loan B-1, 5.35%, (3M LIBOR + 3.00%), 06/28/24 (b)	1,585	1,517
	Shares/Par[1]	Value ($)
IRB Holding Corp.
1st Lien Term Loan, 5.68%, (3M LIBOR + 3.25%), 01/18/25 (b)	1,484	1,412
Jo-Ann Stores Inc.
Term Loan, 7.48%, (3M LIBOR + 5.00%), 09/29/23 (b)	918	871
Lions Gate Capital Holdings LLC
Term Loan B, 4.77%, (3M LIBOR + 2.25%), 03/20/25 (b)	303	291
LTF Merger Sub Inc.
Term Loan B, 5.46%, (3M LIBOR + 2.75%), 06/22/22 (b)	1,321	1,268
Mavis Tire Express Services Corp.
1st Lien Term Loan, 5.75%, (3M LIBOR + 3.25%), 03/15/25 (b) (g)	933	898
Delayed Draw Term Loan, 5.75%, (3M LIBOR + 3.25%), 03/15/25 (b) (g)	22	22
PetSmart Inc.
Term Loan B-2, 0.00%, (3M LIBOR + 3.00%), 03/11/22 (b) (o)	415	327
Playa Resorts Holding BV
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 04/07/24 (b)	916	853
Rentpath Inc.
Term Loan, 7.28%, (3M LIBOR + 4.75%), 12/17/21 (b) (d)	651	518
Scientific Games International Inc.
Term Loan B-5, 5.09%, (3M LIBOR + 2.75%), 08/14/24 (b)	357	334
Term Loan B-5, 5.24%, (3M LIBOR + 2.75%), 08/14/24 (b)	1,491	1,396
SIWF Holdings Inc.
1st Lien Term Loan, 6.72%, (3M LIBOR + 4.25%), 05/25/25 (b)	905	878
Staples Inc.
Term Loan B, 6.54%, (3M LIBOR + 4.00%), 08/15/24 (b)	496	475
Stars Group Holdings BV
Incremental Term Loan, 6.30%, (3M LIBOR + 3.50%), 06/29/25 (b)	333	321
Tenneco Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 10/01/25 (b)	1,145	1,073
Thor Industries Inc.
Term Loan B, 0.00%, (3M LIBOR + 3.75%), 11/01/25 (b) (o)	520	489
UFC Holdings LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 07/22/23 (b)	1,067	1,037
		25,292
Consumer Staples 0.1%
8th Avenue Food & Provisions Inc.
1st Lien Term Loan, 6.10%, (3M LIBOR + 3.75%), 09/19/25 (b)	80	78
BJ's Wholesale Club Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 01/26/24 (b)	876	850
CHG PPC Parent LLC
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 03/16/25 (b)	930	891
CSM Bakery Solutions LLC
1st Lien Term Loan, 6.41%, (1M LIBOR + 4.00%), 07/22/20 (b)	1,504	1,382
KIK Custom Products Inc.
Term Loan B, 6.52%, (3M LIBOR + 4.00%), 08/26/22 (b)	1,071	1,006
		4,207
Energy 0.3%
Brazos Delaware II LLC
Term Loan B, 6.47%, (3M LIBOR + 4.00%), 05/16/25 (b)	910	833
Covia Holdings Corp.
Term Loan, 6.55%, (3M LIBOR + 3.75%), 05/17/25 (b)	432	311
EG Finco Ltd.
Term Loan, 6.81%, (3M LIBOR + 4.00%), 06/30/25 (b)	1,425	1,370

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

46

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
EG Group Ltd.
Term Loan B, 6.39%, (3M LIBOR + 4.00%), 02/01/25 (b)	68	66
Term Loan B, 6.81%, (3M LIBOR + 4.00%), 02/01/25 (b)	150	144
ExGen Renewables IV LLC
Term Loan B, 5.71%, (1M LIBOR + 3.00%), 11/15/24 (b)	126	120
Foresight Energy LLC
1st Lien Term Loan, 8.28%, (1M LIBOR + 5.75%), 03/16/22 (b)	1,414	1,381
Frontera Generation Holdings LLC
Term Loan B, 6.63%, (3M LIBOR + 4.25%), 04/25/25 (b)	1,000	957
Gavilan Resources LLC
2nd Lien Term Loan, 8.50%, (3M LIBOR + 6.00%), 02/24/24 (b)	185	140
Lucid Energy Group II LLC
1st Lien Term Loan, 5.50%, (3M LIBOR + 3.00%), 01/31/25 (b)	918	842
Oryx Southern Delaware Holdings LLC
Term Loan, 5.77%, (3M LIBOR + 3.25%), 02/26/25 (b)	1,186	1,094
PowerTeam Services LLC
1st Lien Term Loan, 6.06%, (3M LIBOR + 3.25%), 02/28/25 (b)	1,433	1,383
Traverse Midstream Partners LLC
Term Loan, 6.60%, (3M LIBOR + 4.00%), 09/22/24 (b)	1,035	991
U.S. Silica Co.
Term Loan B, 6.56%, (3M LIBOR + 4.00%), 04/12/25 (b)	230	200
Ultra Resources Inc.
1st Lien Term Loan, 6.47%, (3M LIBOR + 4.00%), 04/14/24 (b)	475	422
		10,254
Financials 0.6%
Acrisure LLC
Term Loan B, 6.27%, (3M LIBOR + 3.75%), 11/07/23 (b)	284	267
Term Loan B, 6.77%, (3M LIBOR + 4.25%), 11/22/23 (b)	1,359	1,314
Alera Group Holdings Inc.
Term Loan B, 7.02%, (3M LIBOR + 4.50%), 07/26/25 (b) (d)	235	231
AlixPartners LLP
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 03/28/24 (b)	391	375
Altice France SA
Term Loan B-13, 6.46%, (3M LIBOR + 4.00%), 07/13/26 (b)	365	344
AssuredPartners Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/22/24 (b)	1,775	1,672
Asurion LLC
Term Loan B-6, 5.34%, (3M LIBOR + 3.00%), 11/03/23 (b)	1,397	1,336
2nd Lien Term Loan, 9.02%, (3M LIBOR + 6.50%), 08/04/25 (b)	400	395
Auris Luxembourg III SARL
Term Loan B, 0.00%, (3M LIBOR + 3.75%), 07/23/25 (b) (o)	685	665
BCP Renaissance Parent LLC
Term Loan B, 6.03%, (3M LIBOR + 3.50%), 09/20/24 (b)	925	899
Capri Finance LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 10/04/24 (b)	1,616	1,527
Duff & Phelps Corp.
Term Loan B, 5.77%, (1M LIBOR + 3.25%), 12/04/24 (b)	819	773
Edelman Financial Group
1st Lien Term Loan, 5.69%, (3M LIBOR + 3.25%), 06/26/25 (b)	1,055	1,014
2nd Lien Term Loan, 9.19%, (3M LIBOR + 6.75%), 06/26/26 (b)	85	81
	Shares/Par[1]	Value ($)
GTCR Valor Cos. Inc.
Term Loan B-1, 5.14%, (3M LIBOR + 2.75%), 06/30/23 (b)	1,383	1,326
Gulf Finance LLC
Term Loan B, 7.64%, (3M LIBOR + 5.25%), 08/25/23 (b)	1,165	884
ION Trading Technologies SARL
Incremental Term Loan B, 6.52%, (1M LIBOR + 4.00%), 11/21/24 (b) (g)	904	852
McDermott Technology Americas Inc.
1st Lien Term Loan, 7.52%, (3M LIBOR + 5.00%), 04/04/25 (b)	334	311
Sedgwick Claims Management Services Inc.
Term Loan B, 0.00%, (3M LIBOR + 3.25%), 11/06/25 (b) (o)	275	262
SolarWinds Holdings Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 02/06/24 (b)	578	555
Solera LLC
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 03/03/23 (b)	1,754	1,650
TKC Holdings Inc.
1st Lien Term Loan, 6.28%, (3M LIBOR + 3.75%), 02/08/23 (b)	1,490	1,412
York Risk Services Holding Corp.
Term Loan B, 6.09%, (3M LIBOR + 3.75%), 10/01/21 (b)	1,308	1,217
		19,362
Health Care 0.6%
Air Methods Corp.
Term Loan B, 5.89%, (3M LIBOR + 3.50%), 04/12/24 (b)	920	724
Change Healthcare Holdings Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 - 02/03/24 (b)	1,763	1,668
CHG Healthcare Services Inc.
1st Lien Term Loan B, 5.52%, (3M LIBOR + 3.00%), 06/07/23 (b)	643	616
1st Lien Term Loan B, 5.53%, (3M LIBOR + 3.00%), 06/07/23 (b)	1,146	1,097
Concentra Inc.
1st Lien Term Loan, 5.13%, (3M LIBOR + 2.75%), 06/01/22 (b)	460	439
CVS Holdings I LP
1st Lien Term Loan, 5.28%, (3M LIBOR + 2.75%), 02/01/25 (b)	453	428
DentalCorp Perfect Smile ULC
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 05/09/25 (b)	720	698
1st Lien Delayed Draw Term Loan, 6.27%, (3M LIBOR + 3.75%), 06/01/25 (b)	102	99
Equian LLC
Term Loan B, 5.76%, (3M LIBOR + 3.25%), 05/20/24 (b)	1,429	1,379
Gentiva Health Services Inc.
1st Lien Term Loan, 6.31%, (3M LIBOR + 3.75%), 06/20/25 (b)	1,375	1,330
2nd Lien Term Loan, 9.56%, (3M LIBOR + 7.00%), 06/21/26 (b) (g)	365	363
Global Medical Response Inc.
Term Loan B-1, 5.68%, (3M LIBOR + 3.25%), 04/28/22 (b)	916	853
Jaguar Holding Co. II
Term Loan, 4.84%, (3M LIBOR + 2.50%), 08/18/22 (b)	1,771	1,678
Kindred Healthcare Inc.
1st Lien Term Loan, 7.56%, (3M LIBOR + 5.00%), 06/21/25 (b) (g)	603	561
MedRisk Inc.
1st Lien Term Loan, 5.27%, (3M LIBOR + 2.75%), 01/24/25 (b)	550	528
MPH Acquisition Holdings LLC
Term Loan B, 5.55%, (3M LIBOR + 2.75%), 06/07/23 (b)	1,774	1,676
Parexel International Corp.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 08/06/24 (b)	817	737

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

47

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Radiology Partners Holdings LLC
1st Lien Term Loan B, 6.66%, (3M LIBOR + 4.25%), 06/28/25 (b)	526	514
1st Lien Term Loan B, 6.87%, (3M LIBOR + 4.25%), 06/28/25 (b)	526	514
Select Medical Corp.
Term Loan B, 7.00%, (3M PRIME + 1.50%), 02/13/24 (b)	1	1
Term Loan B, 4.96%, (3M LIBOR + 2.50%), 06/30/24 (b)	1,187	1,134
Sound Inpatient Physicians
1st Lien Term Loan, 5.27%, (3M LIBOR + 2.75%), 06/19/25 (b)	548	525
U.S. Renal Care Inc.
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.25%), 11/17/22 (b)	914	868
Universal Health Services Inc.
Term Loan, 0.00%, (3M LIBOR + 3.00%), 10/10/25 (b) (g) (o)	310	299
Valeant Pharmaceuticals International Inc.
Term Loan B, 5.38%, (3M LIBOR + 3.00%), 05/19/25 (b)	202	193
Term Loan B, 5.13%, (3M LIBOR + 2.75%), 11/26/25 (b)	533	505
Verscend Holding Corp.
Term Loan B, 7.02%, (3M LIBOR + 4.50%), 08/08/25 (b)	1,245	1,201
Wink Holdco Inc.
1st Lien Term Loan B, 5.52%, (3M LIBOR + 3.00%), 11/02/24 (b) (d)	297	281
		20,909
Industrials 0.8%
Achilles Acquisition LLC
Term Loan , 6.37%, (3M LIBOR + 4.00%), 10/02/25 (b)	295	290
Brand Energy & Infrastructure Services Inc.
Term Loan, 6.73%, (3M LIBOR + 4.25%), 06/16/24 - 06/17/24 (b)	358	339
Term Loan, 6.76%, (3M LIBOR + 4.25%), 06/17/24 (b)	107	101
Brookfield WEC Holdings Inc.
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 07/26/25 (b)	855	826
Comet Acquisition Inc.
Term Loan, 6.28%, (3M LIBOR + 3.50%), 10/23/25 (b) (d)	130	127
Compass Power Generation LLC
Term Loan B, 6.02%, (3M LIBOR + 3.50%), 12/20/24 (b)	1,313	1,293
CPM Holdings Inc.
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 10/25/25 (b)	130	127
DAE Aviation Holdings Inc.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 06/25/22 (b)	1,321	1,303
EAB Global Inc.
1st Lien Term Loan, 6.19%, (3M LIBOR + 3.75%), 08/15/22 (b) (g)	3	3
1st Lien Term Loan, 6.41%, (3M LIBOR + 3.75%), 08/15/22 (b) (d) (g)	1,282	1,215
EXC Holdings III Corp.
1st Lien Term Loan, 6.30%, (1M LIBOR + 3.50%), 11/16/24 (b)	1,171	1,127
Filtration Group Corp.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 03/27/25 (b)	749	721
Gates Global LLC
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 04/01/24 (b)	1,182	1,120
Harbor Freight Tools USA Inc.
Term Loan B, 4.84%, (3M LIBOR + 2.50%), 08/16/23 (b)	689	649
KBR Inc.
Term Loan B, 6.27%, (3M LIBOR + 3.75%), 03/29/25 (b)	826	807
Kenan Advantage Group Inc.
Term Loan, 5.52%, (1M LIBOR + 3.00%), 07/22/22 (b)	545	525
	Shares/Par[1]	Value ($)
Milacron LLC
Term Loan B, 4.84%, (3M LIBOR + 2.50%), 09/23/23 (b)	1,351	1,263
Monitronics International Inc.
Term Loan B-2, 8.30%, (3M LIBOR + 5.50%), 09/30/22 (b)	474	419
Pike Corp.
Term Loan B, 6.03%, (3M LIBOR + 3.50%), 03/13/25 (b)	1,668	1,630
Pisces Midco Inc.
Term Loan, 6.18%, (3M LIBOR + 3.75%), 04/12/25 (b)	1,482	1,349
PODS LLC
1st Lien Term Loan, 5.18%, (3M LIBOR + 2.75%), 11/21/24 (b)	1,768	1,689
Prime Security Services Borrower LLC
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 05/02/22 (b)	1,455	1,383
Robertshaw US Holding Corp.
1st Lien Term Loan, 6.06%, (3M LIBOR + 3.50%), 02/14/25 (b)	906	822
SMG Holdings Inc.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 01/11/25 (b)	660	638
Southern Graphics Inc.
Term Loan B, 5.74%, (1M LIBOR + 3.25%), 12/31/22 (b)	644	603
Term Loan B, 5.77%, (1M LIBOR + 3.25%), 12/31/22 (b)	579	542
SRS Distribution Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 05/19/25 (b)	200	186
Syncreon Global Finance (US) Inc.
Term Loan B, 6.78%, (3M LIBOR + 4.25%), 10/28/20 (b)	510	447
Titan Acquisition Ltd.
Term Loan B, 5.52%, (3M LIBOR + 3.00%), 03/16/25 (b)	1,414	1,289
TransDigm Inc.
Term Loan F, 5.02%, (1M LIBOR + 2.50%), 06/09/23 (b)	1,028	967
Term Loan E, 4.84%, (3M LIBOR + 2.50%), 05/14/25 (b)	742	698
USIC Holdings Inc.
Term Loan B, 5.77%, (3M LIBOR + 3.25%), 12/09/23 (b)	154	146
West Corp.
Term Loan, 6.53%, (3M LIBOR + 4.00%), 10/03/24 (b)	613	563
WP CPP Holdings LLC
Term Loan, 6.28%, (3M LIBOR + 3.75%), 04/30/25 (b)	998	961
Yak Access LLC
1st Lien Term Loan B, 7.52%, (3M LIBOR + 5.00%), 06/29/25 (b) (d) (g)	520	431
		26,599
Information Technology 0.9%
Access CIG LLC
1st Lien Term Loan, 6.46%, (3M LIBOR + 3.75%), 02/14/25 (b)	768	744
Almonde Inc.
1st Lien Term Loan, 6.30%, (3M LIBOR + 3.50%), 04/26/24 (b)	891	828
2nd Lien Term Loan, 10.05%, (3M LIBOR + 7.25%), 04/27/25 (b)	370	340
Applied Systems Inc.
1st Lien Term Loan, 5.39%, (3M LIBOR + 3.00%), 09/06/24 (b)	708	673
Ascend Learning LLC
Term Loan B, 5.52%, (3M LIBOR + 3.00%), 06/29/24 (b)	454	428
Avaya Inc.
Term Loan B, 6.69%, (3M LIBOR + 4.25%), 12/14/24 (b)	489	471
Term Loan B, 6.71%, (3M LIBOR + 4.25%), 12/14/24 (b)	803	774

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

48

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Blackhawk Network Holdings Inc.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 05/31/25 (b)	533	506
BMC Software Finance Inc.
Term Loan B, 7.05%, (3M LIBOR + 4.25%), 06/30/25 (b)	910	876
Bright Bidco BV
Term Loan B, 6.02%, (3M LIBOR + 3.50%), 06/28/24 (b) (d)	351	293
Term Loan B, 6.30%, (3M LIBOR + 3.50%), 06/28/24 (b) (d)	732	611
Cabot Microelectronics Corp.
Term Loan B, 4.62%, (3M LIBOR + 2.25%), 11/01/25 (b)	365	350
Colorado Buyer Inc.
Term Loan B, 5.38%, (1M LIBOR + 3.00%), 03/15/24 (b)	1,370	1,308
2nd Lien Term Loan, 9.63%, (3M LIBOR + 7.25%), 05/01/25 (b) (d)	185	169
Cvent Inc.
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 11/30/24 (b) (g)	1,384	1,322
Dynatrace LLC
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 08/08/25 (b)	314	303
Flexential Intermediate Corp.
1st Lien Term Loan, 6.31%, (3M LIBOR + 3.50%), 07/24/24 (b)	1,463	1,326
Flexera Software LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 01/24/25 (b)	895	860
Hyland Software Inc.
Term Loan, 5.84%, (3M LIBOR + 3.50%), 07/01/24 (b)	958	927
2nd Lien Term Loan, 9.34%, (3M LIBOR + 7.00%), 05/24/25 - 07/10/25 (b)	270	265
Informatica LLC
Term Loan, 5.59%, (3M LIBOR + 3.25%), 08/05/22 (b)	892	864
Information Resources Inc.
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 11/06/25 (b)	860	836
Kronos Inc.
Term Loan B, 5.39%, (3M LIBOR + 3.00%), 11/01/23 (b)	1,769	1,678
Mitchell International Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 11/21/24 (b)	1,370	1,318
2nd Lien Term Loan, 9.77%, (3M LIBOR + 7.25%), 12/01/25 (b)	160	155
MLN US HoldCo LLC
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 07/13/25 (b)	1,160	1,122
2nd Lien Term Loan, 11.27%, (3M LIBOR + 8.75%), 07/13/26 (b) (d)	270	263
Plantronics Inc.
Term Loan B, 5.02%, (3M LIBOR + 2.50%), 06/01/25 (b)	868	833
Project Alpha Intermediate Holding Inc.
Term Loan B, 5.94%, (3M LIBOR + 3.50%), 04/26/24 (b)	1,182	1,135
Radiate Holdco LLC
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 12/09/23 (b)	752	708
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (b)	1,155	1,097
Renaissance Holding Corp.
Term Loan, 5.77%, (3M LIBOR + 3.25%), 05/21/25 (b)	896	829
Sirius Computer Solutions Inc.
Term Loan, 6.77%, (3M LIBOR + 4.25%), 10/30/22 (b)	1,087	1,069
Sophia LP
Term Loan B, 6.05%, (1M LIBOR + 3.25%), 09/30/22 (b)	1,768	1,699
	Shares/Par[1]	Value ($)
SS&C Technologies Inc.
Term Loan B-5, 4.59%, (3M LIBOR + 2.25%), 04/16/25 (b)	613	578
VeriFone Inc.
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.00%), 08/09/25 (b)	491	474
Vertafore Inc.
1st Lien Term Loan, 6.05%, (3M LIBOR + 3.25%), 06/04/25 (b)	1,095	1,038
Web.com Group Inc.
Term Loan B, 6.17%, (3M LIBOR + 3.75%), 09/17/25 (b)	815	782
2nd Lien Term Loan, 10.17%, (3M LIBOR + 7.75%), 09/17/26 (b) (d)	277	274
		30,126
Materials 0.4%
Aleris International Inc.
Term Loan, 7.25%, (3M LIBOR + 4.75%), 04/15/23 (b)	692	684
ASP MCS Unifrax Holdings Inc.
Term Loan B, 6.53%, (3M LIBOR + 3.75%), 11/05/25 (b)	435	412
Avantor Inc.
1st Lien Term Loan, 6.57%, (3M LIBOR + 3.75%), 09/22/24 (b)	1,375	1,329
BOYD Corp.
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 08/15/25 (b)	903	848
BWAY Holding Co.
Term Loan B, 5.66%, (3M LIBOR + 3.25%), 04/03/24 (b)	902	847
Forterra Finance LLC
Term Loan B, 5.52%, (1M LIBOR + 3.00%), 10/25/23 (b)	989	890
GrafTech Finance Inc.
Term Loan B, 6.02%, (3M LIBOR + 3.50%), 02/01/25 (b)	750	709
Klockner-Pentaplast of America Inc.
Term Loan B-2, 6.77%, (3M LIBOR + 4.25%), 06/30/22 (b)	1,185	960
Messer Industries GmbH
Term Loan, 0.00%, (3M LIBOR + 2.50%), 09/19/25 (b) (o)	550	521
Phoenix Services International LLC
Term Loan, 6.14%, (3M LIBOR + 3.75%), 01/29/25 (b)	462	443
Pro Mach Group Inc.
Term Loan B, 5.43%, (3M LIBOR + 3.00%), 03/07/25 (b)	694	658
Reynolds Group Holdings Inc.
Term Loan, 5.09%, (3M LIBOR + 2.75%), 02/05/23 (b)	1,187	1,127
Schenectady International Group Inc.
1st Lien Term Loan, 7.19%, (3M LIBOR + 4.75%), 08/21/25 (b) (d) (g)	220	211
Solenis International LP
1st Lien Term Loan, 0.00%, (3M LIBOR + 4.00%), 12/18/25 (b) (o)	150	145
1st Lien Term Loan, 6.71%, (3M LIBOR + 4.00%), 12/18/25 (b)	930	898
2nd Lien Term Loan, 11.21%, (3M LIBOR + 8.50%), 06/18/26 (b) (d) (g)	195	183
Starfruit Finco BV
Term Loan B, 5.60%, (3M LIBOR + 3.25%), 09/20/25 (b)	1,070	1,021
Vantage Specialty Chemicals Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.50%), 10/20/24 (b) (o)	165	159
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 10/20/24 (b)	617	593
1st Lien Term Loan, 6.00%, (3M LIBOR + 3.50%), 10/20/24 (b)	363	349
		12,987
Real Estate 0.0%
Forest City Enterprises LP
Term Loan B, 0.00%, (3M LIBOR + 4.00%), 10/23/25 (b) (o)	530	516

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

49

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Utilities 0.0%
Edgewater Generation LLC
Term Loan, 6.27%, (3M LIBOR + 3.75%), 11/29/25 (b)	570	556
NEP/NCP Holdco Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.25%), 10/05/25 (b) (o)	320	306
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/05/25 (b)	120	115
2nd Lien Term Loan, 9.52%, (3M LIBOR + 7.00%), 10/05/26 (b)	90	84
		1,061
Total Senior Loan Interests (cost $171,925)		162,687
GOVERNMENT AND AGENCY OBLIGATIONS 46.3%
Collateralized Mortgage Obligations 7.1%
Federal Home Loan Mortgage Corp.
Series 300-336, 3.00%, 08/15/44	40,951	40,322
Interest Only, Series FH-S358A, 3.00%, 10/15/47	8,490	8,311
Series JZ-1507, REMIC, 7.00%, 05/15/23	29	30
Series LZ-2764, REMIC, 4.50%, 03/15/34	3,150	3,299
Series T-A1-75, REMIC, 2.36%, (1M USD LIBOR + 0.04%), 12/25/36 (b)	107	107
Series ZL-3979, REMIC, 3.50%, 01/15/42	4,829	4,837
Series QD-4076, REMIC, 2.50%, 11/15/41	5,652	5,438
Series AG-4729, REMIC, 3.00%, 01/15/44	25,110	24,458
Series GS-PA-4381, REMIC, 3.00%, 07/15/46	28,303	28,002
Federal National Mortgage Association
Series 2006-3A2-5, REMIC, 4.12%, 05/25/35 (b)	22	24
Series 2012-KB-150, REMIC, 1.75%, 01/25/43	26,559	25,226
Principal Only, Series 2015-PO-67, REMIC, 0.00%, 09/25/43 (m)	13,276	10,228
Series 2014-A-23, REMIC, 3.00%, 05/25/44	23,326	22,838
Series 2016-CZ-72, REMIC, 3.00%, 10/25/46	18,028	16,325
Principal Only, Series 2018-PO-21, REMIC, 0.00%, 04/25/48 (m)	35,081	27,819
Series 2018-A-33, REMIC, 3.00%, 05/25/48	25,973	25,539
		242,803
Commercial Mortgage-Backed Securities 0.0%
Federal Home Loan Mortgage Corp.
Interest Only, Series X1-K023, REMIC, 1.26%, 08/25/22 (b)	28,590	1,088
Mortgage-Backed Securities 8.7%
Federal Home Loan Mortgage Corp.
4.43%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.36%), 07/01/27 (b)	—	—
3.00%, 08/01/46 - 06/01/47	130,209	127,136
3.00%, 01/01/47	32,924	32,142
3.50%, 10/01/47	46,671	46,665
4.00%, 10/01/48	22,703	23,150
Federal National Mortgage Association
4.50%, 03/01/19 - 07/01/42	8,859	9,184
3.89%, 07/01/21	2,577	2,635
3.33%, 11/01/21	87	88
3.16%, 05/01/22	11,065	11,146
5.50%, 02/01/21 - 09/01/25	156	161
2.31%, 08/01/22	4,000	3,924
4.00%, 03/01/19 - 01/01/46	14,685	15,038
2.87%, 09/01/27	2,800	2,710
3.73%, (12M USD LIBOR + 1.45%), 01/01/35 (b)	415	430
4.26%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.24%), 01/01/36 (b)	4,718	4,970
5.00%, 05/01/37 - 04/01/44	1,581	1,674
3.45%, (12M US Federal Reserve Cumulative Average CMT + 1.40%), 09/01/40 (b)	1	1
3.25%, (12M US Federal Reserve Cumulative Average CMT + 1.20%), 06/01/43 (b)	139	141
Government National Mortgage Association
3.62%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 1.50%), 05/20/26 - 05/20/30 (b)	20	21
3.38%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 1.50%), 02/20/27 - 02/20/32 (b)	39	39
	Shares/Par[1]	Value ($)
5.00%, 02/15/38 - 07/15/41	10,685	11,328
3.00%, 11/15/44 - 07/15/45	4,871	4,819
		297,402
Municipal 0.1%
Missouri Highway & Transportation Commission
5.06%, 05/01/24	1,150	1,255
State of California
7.55%, 04/01/39	1,570	2,249
		3,504
Sovereign 5.9%
Argentina Republic Government International Bond
6.88%, 01/26/27	3,700	2,812
5.88%, 01/11/28	1,550	1,105
6.63%, 07/06/28	1,150	843
Australia Government Bond
1.75%, 11/21/20, AUD	4,350	3,056
5.50%, 04/21/23, AUD	1,710	1,382
3.25%, 04/21/25, AUD	4,750	3,567
Belgium Government Bond
0.80%, 06/22/25, EUR (c)	1,900	2,247
1.00%, 06/22/26, EUR (c)	5,430	6,455
Bundesrepublik Deutschland
0.00%, 08/15/26, EUR (m)	1,300	1,489
0.25%, 02/15/27, EUR	2,600	3,023
Canada Government Bond
1.50%, 06/01/23, CAD	3,500	2,523
Chile Government International Bond
3.13%, 03/27/25 (h)	8,000	7,787
Czech Republic Government Bond
0.45%, 10/25/23, CZK	185,000	7,739
2.40%, 09/17/25, CZK	34,300	1,574
France Government Bond OAT
0.25%, 11/25/26, EUR	3,245	3,665
1.00%, 05/25/27, EUR	2,735	3,254
0.75%, 05/25/28, EUR	1,330	1,536
Hungary Government Bond
3.50%, 06/24/20, HUF	1,000,000	3,724
Hungary Government International Bond
1.75%, 10/26/22, HUF	216,300	774
Indonesia Government International Bond
4.88%, 05/05/21	2,500	2,556
Ireland Government Bond
5.40%, 03/13/25, EUR	2,900	4,336
1.00%, 05/15/26, EUR	3,900	4,597
0.90%, 05/15/28, EUR	1,590	1,821
Israel Government Bond
4.25%, 03/31/23, ILS	4,390	1,313
1.75%, 08/31/25, ILS	6,450	1,709
Japan Government Bond
0.30%, 12/20/25, JPY	400,000	3,763
2.20%, 09/20/27, JPY	425,000	4,647
2.10%, 12/20/27, JPY	349,000	3,800
0.10%, 09/20/26 - 03/20/28, JPY	1,215,000	11,257
1.90%, 12/20/28, JPY	315,000	3,415
1.50%, 06/20/34, JPY	350,000	3,779
1.30%, 06/20/35, JPY	400,000	4,208
1.20%, 09/20/35, JPY	335,000	3,471
0.50%, 03/20/38, JPY	410,000	3,757
Malaysia Sovereign Sukuk Bhd
3.04%, 04/22/25	5,038	4,873
Mexico Bonos
6.50%, 06/09/22, MXN	209,200	9,999
Mexico Government International Bond
4.00%, 10/02/23	5,000	4,998
4.15%, 03/28/27	2,635	2,550
3.75%, 01/11/28	4,050	3,802
New Zealand Government Bond
5.50%, 04/15/23, NZD	5,710	4,401
2.75%, 04/15/25, NZD	5,000	3,493
Panama Government International Bond
4.00%, 09/22/24	8,000	8,068
Peru Government International Bond
6.95%, 08/12/31, PEN (c)	6,340	2,037

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

50

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Philippine Government International Bond
4.20%, 01/21/24	8,600	8,857
Poland Government Bond
1.50%, 04/25/20, PLN	22,675	6,070
3.25%, 07/25/25, PLN	4,500	1,258
Portugal Obrigacoes do Tesouro OT
2.20%, 10/17/22, EUR (c)	2,100	2,593
2.88%, 10/15/25, EUR (c)	3,900	4,969
Provincia de Buenos Aires
7.88%, 06/15/27	4,450	3,182
South Africa Government Bond
7.75%, 02/28/23, ZAR	14,875	1,021
8.00%, 01/31/30, ZAR	76,950	4,839
Spain Government Bond
0.40%, 04/30/22, EUR	2,800	3,253
0.35%, 07/30/23, EUR	1,470	1,686
1.60%, 04/30/25, EUR (c)	3,750	4,521
		203,454
U.S. Treasury Securities 24.5%
U.S. Treasury Bond
3.13%, 02/15/43	26,100	26,679
2.88%, 05/15/43	1,400	1,369
3.63%, 08/15/43	26,850	29,757
3.75%, 11/15/43	29,350	33,193
2.75%, 11/15/42 - 11/15/47	40,000	38,018
3.00%, 08/15/48 (h)	12,150	12,137
U.S. Treasury Note
1.13%, 01/31/19 - 02/28/21	41,080	39,992
1.38%, 02/15/20 - 08/31/20	37,900	37,364
2.13%, 08/31/20 - 09/30/24	75,400	74,235
2.75%, 08/15/21 - 04/30/23	106,550	107,411
1.50%, 01/31/22	2,100	2,040
1.88%, 01/31/22 - 08/31/24	46,610	45,140
1.75%, 10/31/20 - 04/30/22	34,550	34,062
2.63%, 02/28/23	30,450	30,607
2.50%, 03/31/23 - 05/15/24	38,350	38,347
2.25%, 01/31/24 - 11/15/27	154,570	150,401
2.38%, 08/15/24	1,900	1,883
2.00%, 09/30/20 - 08/15/25	78,500	77,471
3.00%, 09/30/25	24,150	24,769
1.63%, 06/30/20 - 02/15/26	27,880	27,277
2.00%, 12/31/21 - 11/15/26	5,600	5,412
		837,564
Total Government And Agency Obligations (cost $1,594,177)		1,585,815
OTHER EQUITY INTERESTS 0.0%
General Motors Co. Escrow (g) (j) (p)	128	—
T-Mobile USA Inc. Escrow (g) (j)	375	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 1.7%
Investment Companies 0.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (q) (r)	28,800	28,800
Securities Lending Collateral 0.6%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (q) (r)	21,191	21,191
Treasury Securities 0.2%
U.S. Treasury Bill
2.40%, 03/07/19 (s)	6,520	6,493
Total Short Term Investments (cost $56,484)		56,484
Total Investments 100.1% (cost $3,479,304)		3,423,966
Other Assets and Liabilities, Net (0.1)%		(2,371)
Total Net Assets 100.0%		3,421,595

(a)  The Fund had an unfunded commitment at December 31, 2018. See Unfunded Commitments in the Schedules of Investments.

Shares/Par[1]	Value ($)

(b)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $669,655 and 19.6%, respectively.

(d)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)   Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(f)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(g)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h)   All or portion of the security was on loan.

(i)   Perpetual security. Next contractual call date presented, if applicable.

(j)  Non-income producing security.

(k)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(l)   The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(m)   Security issued with a zero coupon. Income is recognized through the accretion of discount.

(n)   Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(o)   This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(p)  Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(q)   Investment in affiliate.

(r)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(s)   The coupon rate represents the yield to maturity.

JNL/DoubleLine Emerging Markets Fixed Income Fund
CORPORATE BONDS AND NOTES 84.5%
Argentina 4.0%
Banco Macro SA
6.75%, 11/04/26 (a)	4,500	3,637
Pampa Energia SA
7.50%, 01/24/27	8,750	7,315
Tecila SA
6.95%, 07/21/27 (b)	3,000	2,445
YPF SA
8.50%, 07/28/25	7,196	6,404
		19,801
Brazil 10.7%
Banco BTG Pactual SA
8.75%, (callable at 100 beginning 09/18/19) (c)	200	202
5.50%, 01/31/23	1,700	1,653
Banco do Brasil SA
6.25%, (callable at 100 beginning 04/15/24) (c)	9,900	8,490

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

51

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Braskem SA
6.45%, 02/03/24	800	842
Cosan Overseas Ltd.
8.25%, (callable at 100 beginning 05/05/19) (c)	2,500	2,516
ESAL GmbH
6.25%, 02/05/23	6,000	5,940
Itau Unibanco Holding SA
6.13%, (callable at 100 begininng 12/12/22) (c)	1,900	1,787
6.50%, (callable at 100 begininng 03/19/23) (b) (c)	4,000	3,768
JBS Investments GmbH
7.25%, 04/03/24	2,800	2,828
Marb BondCo Plc
7.00%, 03/15/24 (b)	3,600	3,416
Marfrig Holdings Europe BV
8.00%, 06/08/23 (d)	700	701
7.00%, 03/15/24 (d)	800	756
6.88%, 01/19/25	3,700	3,440
Minerva Luxembourg SA
6.50%, 09/20/26	5,800	5,410
5.88%, 01/19/28	2,600	2,236
Petrobras Global Finance BV
5.75%, 02/01/29	8,000	7,414
Raizen Fuels Finance SA
5.30%, 01/20/27 (b)	1,000	977
Votorantim Cimentos SA
7.25%, 04/05/41	1,300	1,328
		53,704
Cayman Islands 2.0%
SPARC EM Ltd.
0.00%, 12/05/22 (e)	6,321	5,750
0.00%, 12/05/22 (d) (e)	4,954	4,507
		10,257
Chile 8.2%
Banco de Credito e Inversiones
4.00%, 02/11/23	3,100	3,069
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22	2,300	2,331
E.CL SA
5.63%, 01/15/21	3,000	3,070
Embotelladora Andina SA
5.00%, 10/01/23	4,003	4,113
Empresa Electrica Angamos SA
4.88%, 05/25/29	913	876
Empresa Electrica Guacolda SA
4.56%, 04/30/25	2,900	2,568
Empresa Nacional de Electricidad SA
4.25%, 04/15/24	1,125	1,106
Empresa Nacional de Telecomunicaciones SA
4.75%, 08/01/26	2,300	2,145
Guanay Finance Ltd.
6.00%, 12/15/20	868	871
Inversiones CMPC SA
4.50%, 04/25/22 (b)	4,500	4,512
LATAM Finance Ltd.
6.88%, 04/11/24	2,300	2,280
S.A.C.I. Falabella
3.75%, 04/30/23	5,600	5,412
Telefonica Chile SA
3.88%, 10/12/22	3,000	2,949
Transelec SA
4.63%, 07/26/23	795	800
VTR Finance BV
6.88%, 01/15/24	3,990	3,992
6.88%, 01/15/24 (d)	898	898
		40,992
China 2.5%
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	6,000	5,841
CNPC General Capital Ltd.
3.40%, 04/16/23	1,600	1,581
Sinopec Group Overseas Development 2017 Ltd.
3.63%, 04/12/27 (d)	5,500	5,307
		12,729
	Shares/Par[1]	Value ($)
Colombia 7.0%
Banco Bilbao Vizcaya Argentaria SA
4.88%, 04/21/25 (b)	1,000	969
Banco GNB Sudameris SA
6.50%, 04/03/27	800	792
Bancolombia SA
4.88%, 10/18/27 (b)	3,850	3,715
Canacol Energy Ltd.
7.25%, 05/03/25	7,600	7,011
7.25%, 05/03/25 (d)	800	737
Colombia Telecomunicaciones SA ESP
8.50%, (callable at 100 beginning 03/30/20) (c)	1,300	1,339
Ecopetrol SA
5.88%, 09/18/23	3,900	4,073
Geopark Ltd.
6.50%, 09/21/24	4,360	4,033
Gran Tierra Energy Inc.
6.25%, 02/15/25	6,400	5,952
6.25%, 02/15/25 (d)	300	279
Grupo Aval Ltd.
4.75%, 09/26/22	200	187
Millicom International Cellular SA
6.00%, 03/15/25	1,995	1,970
6.63%, 10/15/26 (d)	600	609
5.13%, 01/15/28	1,160	1,041
SURA Asset Management SA
4.88%, 04/17/24	2,300	2,310
		35,017
Costa Rica 0.3%
Banco Nacional de Costa Rica
5.88%, 04/25/21	1,700	1,632
Dominican Republic 1.5%
AES Andres BV
7.95%, 05/11/26	5,400	5,434
Banco de Reservas de la Republica Dominicana
7.00%, 02/01/23	2,244	2,244
		7,678
Guatemala 1.0%
Comcel Trust via Comunicaciones Celulares SA
6.88%, 02/06/24	2,700	2,753
Energuate Trust
5.88%, 05/03/27	1,000	926
5.88%, 05/03/27 (d)	800	739
Industrial Senior Trust
5.50%, 11/01/22	800	776
		5,194
Hong Kong 0.9%
CK Hutchison International 17 Ltd.
3.50%, 04/05/27	1,600	1,542
3.50%, 04/05/27 (d)	3,000	2,902
		4,444
India 8.9%
Adani Ports & Special Economic Zone Ltd.
3.95%, 01/19/22 (b)	3,340	3,291
Bharat Petroleum Corp. Ltd.
4.63%, 10/25/22	650	656
Bharti Airtel Ltd.
4.38%, 06/10/25 (b)	8,000	7,250
Indian Oil Corp. Ltd.
5.63%, 08/02/21	3,742	3,893
5.75%, 08/01/23	8,300	8,731
ONGC Videsh Vankorneft Pte Ltd.
3.75%, 07/27/26	10,000	9,287
UPL Corp. Ltd.
3.25%, 10/13/21	6,000	5,816
Vedanta Resources Plc
7.13%, 05/31/23	2,000	1,796
6.13%, 08/09/24	4,700	3,907
		44,627
Ireland 2.1%
C&W Senior Financing DAC
7.50%, 10/15/26 (d)	3,000	2,899

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

52

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
6.88%, 09/15/27	8,500	7,788
		10,687
Israel 0.5%
Delek & Avner Tamar Bond Ltd.
5.41%, 12/30/25 (d)	1,095	1,091
Delek & Avner Yam Tethys Ltd.
5.08%, 12/30/23 (d)	600	598
Israel Electric Corp. Ltd.
5.00%, 11/12/24 (d)	800	806
		2,495
Jamaica 0.5%
Digicel Group Ltd.
7.13%, 04/01/22	5,000	2,358
Malaysia 4.7%
Axiata SPV 2 Bhd
3.47%, 11/19/20	5,000	4,982
Gohl Capital Ltd.
4.25%, 01/24/27	10,500	9,890
Malayan Banking Bhd
3.91%, 10/29/26 (a)	3,000	2,970
Petronas Capital Ltd.
3.50%, 03/18/25	6,000	5,879
		23,721
Mexico 9.3%
Banco Mercantil del Norte SA
7.63%, (callable at 100 beginning 01/06/28) (c)	6,400	6,195
5.75%, 10/04/31 (a) (b)	2,200	1,988
Banco Mercantil Del Norte SA
6.88%, (callable at 100 begininng 07/06/22) (c)	1,600	1,547
Banco Santander SA
5.95%, 10/01/28 (d)	3,700	3,717
BBVA Bancomer SA
5.35%, 11/12/29	700	646
5.13%, 01/18/33	10,700	9,256
Cometa Energia SAB de CV
6.38%, 04/24/35	9,149	8,530
Credito Real SAB de CV SOFOM ER
9.13%, (callable at 100 beginning 11/29/22) (c) (f)	2,100	1,966
Fresnillo Plc
5.50%, 11/13/23	3,300	3,361
Grupo Idesa SA de CV
7.88%, 12/18/20	1,400	977
Mexico Generadora de Energia S. de RL
5.50%, 12/06/32	2,668	2,550
Unifin Financiera SAB de CV SOFOM ENR
8.88%, (callable at 100 begininng 01/29/25) (c)	6,950	5,699
7.38%, 02/12/26	400	341
		46,773
Netherlands 1.6%
AES Andres BV
7.95%, 05/11/26 (d)	1,500	1,517
Bharti Airtel International (Netherlands) BV
5.13%, 03/11/23	4,800	4,716
Petrobras Global Finance BV
7.25%, 03/17/44 (b)	1,600	1,581
		7,814
Panama 3.5%
Banistmo SA
3.65%, 09/19/22 (d)	1,600	1,521
ENA Norte Trust
4.95%, 04/25/23	6,530	6,546
Global Bank Corp.
5.13%, 10/30/19	1,800	1,801
4.50%, 10/20/21 (d)	200	194
4.50%, 10/20/21 (b)	7,500	7,261
		17,323
Peru 4.2%
Banco Bilbao Vizcaya Argentaria SA
5.00%, 08/26/22	1,400	1,423
Banco Internacional del Peru S.A.A. of Panama
5.75%, 10/07/20	1,000	1,036
	Shares/Par[1]	Value ($)
Fondo Mivivienda SA
3.50%, 01/31/23	6,802	6,543
3.50%, 01/31/23 (d)	450	433
Inkia Energy Ltd.
5.88%, 11/09/27	6,000	5,565
Nexa Resources SA
5.38%, 05/04/27	1,000	968
Orazul Energy Egenor S. en C. Por A.
5.63%, 04/28/27	200	177
Transportadora de Gas del Peru SA
4.25%, 04/30/28	4,900	4,730
		20,875
Philippines 1.3%
BDO Unibank Inc.
2.63%, 10/24/21	3,000	2,878
2.95%, 03/06/23	3,200	3,041
Union Bank of the Philippines
3.37%, 11/29/22	500	478
		6,397
Singapore 7.7%
BPRL International Singapore Pte Ltd.
4.38%, 01/18/27	8,500	8,017
DBS Group Holdings Ltd.
3.60%, (callable at 100 beginning 09/07/21) (c)	10,400	9,932
Temasek Financial I Ltd.
2.38%, 01/23/23	13,000	12,591
United Overseas Bank Ltd.
3.88%, (callable at 100 beginning 10/19/23) (c)	7,400	6,839
3.50%, 09/16/26 (a)	1,000	990
		38,369
United States of America 2.1%
JBS Investments II GmbH
7.00%, 01/15/26 (d)	1,100	1,084
Reliance Holding USA Inc.
5.40%, 02/14/22	9,000	9,415
		10,499
Total Corporate Bonds And Notes (cost $442,086)		423,386
GOVERNMENT AND AGENCY OBLIGATIONS 14.1%
Argentina 3.0%
Argentina Republic Government International Bond
6.88%, 01/26/27	7,200	5,472
5.88%, 01/11/28	3,000	2,139
6.63%, 07/06/28 (b)	2,250	1,648
Provincia de Buenos Aires
7.88%, 06/15/27	8,400	6,006
		15,265
Chile 1.4%
Chile Government International Bond
3.13%, 01/21/26 (b)	7,500	7,226
Costa Rica 0.4%
Costa Rica Government International Bond
10.00%, 08/01/20	1,930	2,027
India 0.3%
Export-Import Bank of India
4.00%, 01/14/23	1,500	1,494
Indonesia 2.1%
Perusahaan Penerbit SBSN Indonesia III
4.15%, 03/29/27	1,000	961
4.15%, 03/29/27 (d)	9,900	9,516
		10,477
Israel 0.8%
Israel Government International Bond
2.88%, 03/16/26	4,000	3,844
Malaysia 0.8%
Malaysia Sovereign Sukuk Bhd
3.04%, 04/22/25 (b)	4,000	3,869
Mexico 1.4%
Mexico Government International Bond
4.15%, 03/28/27	6,500	6,290

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

53

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
3.75%, 01/11/28	900	845
		7,135
Panama 1.9%
Panama Government International Bond
4.00%, 09/22/24	9,500	9,581
Philippines 2.0%
Philippine Government International Bond
4.20%, 01/21/24	9,500	9,784
Total Government And Agency Obligations (cost $77,918)		70,702
SHORT TERM INVESTMENTS 3.6%
Securities Lending Collateral 3.6%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (g) (h)	18,177	18,177
Total Short Term Investments (cost $18,177)		18,177
Total Investments 102.2% (cost $538,181)		512,265
Other Assets and Liabilities, Net (2.2)%		(10,998)
Total Net Assets 100.0%		501,267

(a)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b)   All or portion of the security was on loan.

(c)   Perpetual security. Next contractual call date presented, if applicable.

(d)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $40,811 and 8.1%, respectively.

(e)  Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)   The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(g)   Investment in affiliate.

(h)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/DoubleLine Shiller Enhanced CAPE Fund (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 52.7%
5 Bryant Park Mortgage Trust
Series 2018-F-5BP, 4.91%, (1M USD LIBOR + 2.45%), 06/15/20 (b) (c)	2,913	2,808
AIMCO CLO Corp.
Series 2014-AR-AA, 3.57%, (3M USD LIBOR + 1.10%), 07/20/26 (b) (c)	4,611	4,592
Allegro CLO VII Ltd.
Series 2018-A-1A, 3.49%, (3M USD LIBOR + 1.10%), 06/13/31 (b) (c)	3,000	2,960
ALM XIX LLC
Series 2016-A1-19A, 3.99%, (3M USD LIBOR + 1.55%), 07/15/28 (b) (c)	5,000	5,000
Series 2016-A2-19A, 4.64%, (3M USD LIBOR + 2.20%), 07/15/28 (b) (c)	5,000	4,987
Alternative Loan Trust
Series 2006-A16-19CB, REMIC, 6.00%, 08/25/36	1,418	1,202
Series 2006-2A6-29T1, REMIC, 6.50%, 10/25/36	1,212	1,029
Americold LLC Trust
Series 2010-C-ARTA, REMIC, 6.81%, 01/14/21 (c)	410	431
Anchorage Capital CLO 6 Ltd.
Series 2015-AR-6A, 3.71%, 07/15/30 (c)	3,000	2,972
	Shares/Par[1]	Value ($)
Anchorage Capital CLO Ltd.
Series 2014-A-5RA, 3.43%, (3M USD LIBOR + 0.99%), 01/15/30 (b) (c)	1,000	985
Arcadia Receivables Credit Trust
Series 2017-A-1, 3.25%, 06/15/23 (c)	170	170
ArrowMark Colorado Holdings LLC
Series 2018-A1-9A, 3.46%, (3M USD LIBOR + 1.12%), 07/15/31 (b) (c)	6,000	5,864
Assurant CLO III Ltd.
Series 2018-A-2A, 3.39%, (3M USD LIBOR + 1.23%), 10/20/31 (b) (c)	4,000	3,945
Atlas Senior Loan Fund X Ltd.
Series 2018-A-10A, 3.53%, (3M USD LIBOR + 1.09%), 01/15/31 (b) (c)	1,000	988
Atrium Hotel Portfolio Trust
Series 2017-E-ATRM, 5.51%, (1M USD LIBOR + 3.05%), 12/16/19 (b) (c)	1,692	1,638
Series 2018-D-ATRM, 4.76%, (1M USD LIBOR + 2.30%), 06/15/21 (b) (c)	1,232	1,197
Series 2018-E-ATRM, REMIC, 5.86%, (1M USD LIBOR + 3.40%), 06/15/21 (b) (c)	2,913	2,845
Avant Loans Funding Trust
Series 2018-A-B, 3.42%, 05/15/20 (c)	2,247	2,244
Avery Point CLO Ltd.
Series 2015-AR-6A, 3.63%, (3M USD LIBOR + 1.05%), 08/05/27 (b) (c)	2,000	1,979
Banc of America Alternative Loan Trust
Series 2005-2CB1-10, REMIC, 6.00%, 11/25/35	971	938
Series 2006-3CB1-1, REMIC, 6.50%, 02/25/36	870	842
Banc of America Funding Trust
Series 2006-A1-D, REMIC, 3.80%, 05/20/36 (b)	3,982	3,675
BANK 2017-BNK4
Interest Only, Series 2017-XA-BNK4, REMIC, 1.44%, 05/17/50 (b)	16,082	1,341
Bayview Opportunity Master Fund IIIB Trust
Series 2018-A1-RN7, REMIC, 4.26%, 08/28/33 (c) (d)	7,149	7,123
Bayview Opportunity Master Fund IVA Trust
Series 2018-A1-RN3, REMIC, 3.67%, 03/28/33 (c) (d)	2,125	2,117
Bayview Opportunity Master Fund IVB Trust
Series 2018-A1-SBR2, 3.84%, 04/28/23 (c) (d)	6,657	6,631
BBCMS Trust
Series 2015-D-STP, REMIC, 4.28%, 09/10/20 (b) (c)	425	421
Series 2017-C-DELC, REMIC, 3.66%, (1M USD LIBOR + 1.20%), 08/15/19 (b) (c)	331	326
Series 2017-D-DELC, REMIC, 4.16%, (1M USD LIBOR + 1.70%), 08/15/19 (b) (c)	377	372
Series 2017-E-DELC, REMIC, 4.96%, (1M USD LIBOR + 2.50%), 08/15/19 (b) (c)	759	746
Series 2017-F-DELC, REMIC, 5.96%, (1M USD LIBOR + 3.50%), 08/15/19 (b) (c)	756	738
Series 2018-D-CBM, REMIC, 4.85%, (1M USD LIBOR + 2.39%), 07/15/20 (b) (c)	2,753	2,670
Series 2014-E-BXO, REMIC, 6.21%, (1M USD LIBOR + 3.75%), 08/15/27 (b) (c)	2,669	2,669
Interest Only, Series 2017-XA-C1, REMIC, 1.51%, 02/15/50 (b)	22,639	2,038
BB-UBS Trust
Series 2012-TE-TFT, REMIC, 3.56%, 06/05/20 (b) (c)	3,283	3,053
Bear Stearns Alt-A Trust
Series 2006-31A1-4, REMIC, 4.01%, 07/25/36 (b)	5,326	5,024
Benefit Street Partners CLO III Ltd.
Series 2013-A1R-IIIA, 3.72%, (3M USD LIBOR + 1.25%), 07/20/29 (b) (c)	2,000	1,985
BHMS Mortgage Trust
Series 2018-C-ATLS, REMIC, 4.36%, (1M USD LIBOR + 1.90%), 07/15/20 (b) (c)	3,131	3,100
BlueMountain CLO Ltd.
Series 2013-A1R-1A, 3.87%, (3M USD LIBOR + 1.40%), 01/22/29 (b) (c)	1,000	1,000
BSPRT Issuer Ltd.
Series 2017-B-FL1, 4.86%, (1M USD LIBOR + 2.40%), 02/15/22 (b) (c)	1,390	1,384

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

54

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
BX Commercial Mortgage Trust
Series 2018-D-BIOA, REMIC, 3.78%, (1M USD LIBOR + 1.32%), 03/16/20 (b) (c)	810	799
Series 2018-E-BIOA, REMIC, 4.41%, (1M USD LIBOR + 1.95%), 03/16/20 (b) (c)	2,025	2,000
BX Trust
Series 2017-D-IMC, 4.71%, (1M USD LIBOR + 2.25%), 10/15/19 (b) (c)	914	896
Series 2017-E-IMC, 5.71%, (1M USD LIBOR + 3.25%), 10/15/19 (b) (c)	1,475	1,456
Series 2018-F-MCSF, REMIC, 5.05%, (1M USD LIBOR + 2.65%), 04/15/20 (b) (c)	2,887	2,820
Series 2018-E-GW, REMIC, 4.43%, (1M USD LIBOR + 1.97%), 05/15/20 (b) (c)	968	951
Series 2018-F-GW, REMIC, 4.88%, (1M USD LIBOR + 2.42%), 05/15/20 (b) (c)	839	823
Series 2018-G-GW, REMIC, 5.38%, (1M USD LIBOR + 2.92%), 05/15/20 (b) (c)	581	567
Carbone CLO Ltd.
Series 2017-A1-1A, 3.61%, (3M USD LIBOR + 1.14%), 01/21/31 (b) (c)	3,000	2,963
Carlyle Global Market Strategies CLO Ltd.
Series 2012-AR-4A, 3.92%, (3M USD LIBOR + 1.45%), 01/22/29 (b) (c)	1,000	1,000
Carlyle US CLO Ltd.
Series 2017-A1A-1A, 3.77%, (3M USD LIBOR + 1.30%), 04/21/31 (b) (c)	1,000	992
Series 2017-A2-1A, 4.12%, (3M USD LIBOR + 1.65%), 04/21/31 (b) (c)	2,000	1,966
CFCRE Commercial Mortgage Trust
Interest Only, Series 2017-XA-C8, 1.66%, 06/15/50 (b)	16,404	1,570
Interest Only, Series 2016-XA-C3, REMIC, 1.05%, 12/12/25 (b)	5,018	294
Series 2016-C-C4, REMIC, 4.87%, 04/10/26 (b)	2,332	2,348
Interest Only, Series 2016-XA-C4, REMIC, 1.73%, 05/10/58 (b)	16,945	1,587
CFIP CLO Ltd.
Series 2014-AR-1A, 3.76%, (3M USD LIBOR + 1.32%), 07/13/29 (b) (c)	7,500	7,443
CGGS Commerical Mortgage Trust
Series 2018-D-WSS, REMIC, 4.76%, (1M USD LIBOR + 2.30%), 02/18/20 (b) (e) (f)	2,837	2,797
CHT Mortgage Trust
Series 2017-E-CSMO, REMIC, 5.46%, (1M USD LIBOR + 3.00%), 11/15/19 (b) (c)	761	749
Series 2017-F-CSMO, REMIC, 6.20%, (1M USD LIBOR + 3.74%), 11/15/19 (b) (c)	406	398
CIM Trust
Series 2016-A1-3, REMIC, 4.60%, (1M USD LIBOR + 2.50%), 02/25/56 (b) (c)	3,389	3,443
Citigroup Commercial Mortgage Trust
Series 2018-E-TBR, 5.26%, (1M USD LIBOR + 2.80%), 12/16/19 (b) (c)	4,739	4,676
Series 2018-F-TBR, 6.11%, (1M USD LIBOR + 3.65%), 12/16/19 (b) (c)	4,510	4,427
Interest Only, Series 2014-XA-GC19, REMIC, 1.14%, 01/12/24 (b)	28,162	1,346
Interest Only, Series 2014-XA-GC21, REMIC, 1.19%, 04/12/24 (b)	30,790	1,463
Series 2015-C-GC27, REMIC, 4.43%, 01/10/25 (b)	828	812
Series 2015-C-GC35, REMIC, 4.65%, 11/10/25	311	303
Interest Only, Series 2015-XA-GC35, REMIC, 1.02%, 11/10/48 (b)	3,978	157
Interest Only, Series 2016-XA-GC36, REMIC, 1.30%, 02/10/49 (b)	4,220	291
Interest Only, Series 2016-XA-GC37, REMIC, 1.79%, 04/10/49 (b)	4,360	422
Interest Only, Series 2016-XA-P3, REMIC, 1.70%, 04/15/49 (b)	7,644	661
Interest Only, Series 2016-XA-P5, REMIC, 1.54%, 09/14/26 (b)	11,278	912
Interest Only, Series 2017-XA-P7, REMIC, 1.13%, 04/14/50 (b)	13,696	950
Citigroup Mortgage Loan Trust Inc.
Series 2018-A1-C, 4.13%, 03/25/59 (c)	9,954	9,999
Series 2018-A1-A, REMIC, 4.00%, 01/25/68 (c) (d)	14,828	15,178
	Shares/Par[1]	Value ($)
CitiMortgage Alternative Loan Trust
Series 2006-1A13-A3, REMIC, 6.00%, 07/25/36	1,370	1,301
Civic Mortgage LLC
Series 2018-A1-1, 3.89%, 06/25/22 (c) (d)	6,537	6,529
CLNS Trust
Series 2017-D-IKPR, 4.45%, (1M USD LIBOR + 2.05%), 06/13/19 (b) (c)	973	963
Series 2017-E-IKPR, 5.90%, (1M USD LIBOR + 3.50%), 06/13/19 (b) (c)	973	962
Series 2017-F-IKPR, 6.90%, (1M USD LIBOR + 4.50%), 06/13/19 (b) (c)	973	961
CLUB Credit Trust
Series 2018-A-NP1, 2.99%, 03/15/19 (c)	244	244
COBALT CMBS Commercial Mortgage Trust
Series 2007-AJFX-C2, REMIC, 5.57%, 04/17/47 (b)	286	287
Colony Starwood Homes Trust
Series 2016-D-2A, REMIC, 4.81%, (1M USD LIBOR + 2.35%), 12/19/33 (b) (c)	741	742
COLT Funding LLC
Series 2018-A1-1, REMIC, 2.93%, 02/25/48 (b) (c)	5,515	5,481
COMM Mortgage Trust
Series 2018-D-HCLV, 4.63%, 09/15/20 (b) (c)	197	194
Series 2016-C-CR28, REMIC, 4.65%, 12/12/25 (b)	450	441
Interest Only, Series 2015-XA-CR26, REMIC, 0.96%, 10/10/48 (b)	5,088	253
Series 2012-C-CR4, REMIC, 4.44%, 11/18/22 (b) (c)	673	613
Series 2013-D-LC13, REMIC, 5.27%, 09/12/23 (b) (c)	1,483	1,411
Interest Only, Series 2015-XA-CR27, REMIC, 1.13%, 09/12/25 (b)	12,345	619
Interest Only, Series 2015-XA-LC21, REMIC, 0.78%, 07/10/48 (b)	22,802	758
Interest Only, Series 2015-XA-CR25, REMIC, 0.92%, 08/10/48 (b)	23,053	1,033
Commercial Mortgage Loan Trust
Interest Only, Series 2013-XA-CR12, REMIC, 1.18%, 10/10/46 (b)	35,511	1,600
Commercial Mortgage Pass-Through Certificates
Interest Only, Series 2014-XA-UBS3, REMIC, 1.27%, 05/10/24 (b)	38,765	1,634
Series 2015-C-LC23, REMIC, 4.65%, 10/10/25 (b)	306	302
Commercial Mortgage Trust
Interest Only, Series 2017-XA-CD4, REMIC, 1.32%, 04/12/27 (b)	18,326	1,419
Commonbond Student Loan Trust
Series 2016-A1-A, 3.32%, 05/25/40 (c)	2,040	2,050
Credit Acceptance Auto Loan Trust
Series 2017-A-2A, 2.55%, 08/15/20 (c)	5,000	4,958
Credit Suisse Commercial Mortgage Trust
Series 2007-B-C2, REMIC, 5.72%, 01/15/49 (b) (c)	3,500	3,525
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-2A1-11, REMIC, 6.00%, 12/25/35	1,077	998
Credit Suisse Mortgage Trust
Series 2017-A-1, 4.50%, 03/25/21 (c)	2,722	2,718
Series 2017-E-LSTK, REMIC, 3.44%, 04/07/21 (b) (c)	1,799	1,749
CSAIL Commercial Mortgage Trust
Series 2015-C-C4, REMIC, 4.58%, 11/18/25 (b)	309	303
CSMC Trust
Series 2018-A1-RPL8, 4.13%, 09/25/21 (c)	9,745	9,741
Series 2018-A1-RPL7, REMIC, 4.00%, 09/25/21 (c)	5,899	5,907
Series 2017-E-CHOP, REMIC, 5.76%, (1M USD LIBOR + 3.30%), 07/15/32 (b) (c)	2,125	2,096
CVP CLO Ltd.
Series 2017-A-1A, 3.81%, (3M USD LIBOR + 1.34%), 07/20/30 (b) (c)	7,500	7,429
Series 2017-A-2A, 3.66%, (3M USD LIBOR + 1.19%), 01/20/31 (b) (c)	10,000	9,824
DBJPM Mortgage Trust
Interest Only, Series 2016-XA-C1, REMIC, 1.48%, 05/10/49 (b)	13,534	1,074

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

55

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Series 2016-C-C1, REMIC, 3.35%, 05/10/49 (b)	801	728
Deephaven Residential Mortgage Trust
Series 2017-A1-1A, REMIC, 2.72%, 10/27/25 (b) (c)	659	647
Series 2017-A2-3A, REMIC, 2.71%, 10/25/47 (b) (c)	3,348	3,312
Series 2017-A3-3A, REMIC, 2.81%, 10/25/47 (b) (c)	3,348	3,299
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-2A1-2, REMIC, 2.81%, (1M USD LIBOR + 0.30%), 09/25/47 (b)	1,752	1,548
Earnest Student Loan Program LLC
Series 2017-A2-A, 2.65%, 02/25/26 (c)	1,742	1,731
Flagship Credit Auto Trust
Series 2016-C-4, 2.71%, 08/15/20 (c)	2,000	1,986
Series 2016-B-3, 2.43%, 06/15/21 (c)	1,000	996
Galaxy XXII CLO Ltd.
Series 2016-A2R-22A, 3.29%, (3M USD LIBOR + 0.85%), 07/17/28 (b) (c)	5,000	4,908
GCAT LLC
Series 2018-A1-2, 4.09%, 06/25/21 (c) (d)	747	740
GE Commercial Mortgage Corp Series Trust
Series 2007-AM-C1, REMIC, 5.61%, 12/10/49 (b)	83	77
Gilbert Park CLO Ltd.
Series 2017-A-1A, 3.63%, (3M USD LIBOR + 1.19%), 10/15/30 (b) (c)	3,000	2,973
Global SC Finance IV Ltd
Series 2018-A-1A, 4.29%, 05/17/28 (c)	2,801	2,865
GLS Auto Receivables Trust
Series 2018-A-3A, 3.35%, 08/15/22 (c)	2,303	2,304
GMAC Commercial Mortgage Securities Inc.
Series 2004-D-C3, REMIC, 5.04%, 12/10/41 (b)	1,057	1,050
Series 2004-E-C3, REMIC, 5.14%, 12/10/41 (b) (c)	800	799
Great Wolf Trust
Series 2017-D-WOLF, 4.71%, (1M USD LIBOR + 2.10%), 09/16/19 (b) (c)	698	683
Series 2017-E-WOLF, 5.71%, (1M USD LIBOR + 3.10%), 09/16/19 (b) (c)	1,082	1,065
Series 2017-F-WOLF, 6.68%, (1M USD LIBOR + 4.07%), 09/16/19 (b) (c)	576	568
Greywolf CLO VII Ltd.
Series 2018-A1-7A, 3.82%, (3M USD LIBOR + 1.18%), 10/20/31 (b) (c)	3,000	2,947
GS Mortgage Securities Corp. II
Interest Only, Series 2017-XA-GS8, 0.98%, 11/10/50 (b)	32,617	2,124
GS Mortgage Securities Trust
Interest Only, Series 2017-XA-GS6, 1.19%, 05/10/50 (b)	23,087	1,635
Interest Only, Series 2014-XA-GC20, REMIC, 1.06%, 03/12/24 (b)	7,367	290
Interest Only, Series 2015-XA-GC34, REMIC, 1.34%, 10/10/25 (b)	3,414	228
Interest Only, Series 2014-XA-GC24, REMIC, 0.80%, 09/10/47 (b)	10,247	329
Series 2014-D-GC26, REMIC, 4.51%, 11/10/47 (b) (c)	2,349	1,975
Interest Only, Series 2015-XA-GS1, REMIC, 0.81%, 11/10/48 (b)	5,614	252
Series 2018-G-RIVR, REMIC, 5.06%, (1M LIBOR + 2.6%), 07/15/20 (b) (c)	2,000	1,967
Series 2018-F-FBLU, REMIC, 5.71%, 11/15/20 (c)	3,360	3,290
Series 2018-E-LUAU, REMIC, 5.01%, (1M USD LIBOR + 2.25%), 11/15/32 (b) (c)	3,342	3,330
Halcyon Loan Advisors Funding Ltd.
Series 2015-A1R-3A, 3.34%, (3M USD LIBOR + 0.90%), 10/18/27 (b) (c)	10,000	9,863
Hardee's Funding LLC
Series 2018-AI-1A, 4.25%, 06/20/22 (c)	4,489	4,595
Highbridge Loan Management Ltd.
Series 3A-2014-CR, 6.04%, (3M USD LIBOR + 3.60%), 07/18/29 (b) (c)	1,900	1,833
Home Equity Loan Trust
Series 2007-2AV2-FRE1, REMIC, 2.67%, (1M USD LIBOR + 0.16%), 04/25/37 (b)	1,346	1,334
	Shares/Par[1]	Value ($)
Horizon Aircraft Finance I Ltd.
Series 2018-A-1, 4.46%, 12/15/25 (c)	3,000	3,058
IMT Trust
Series 2017-EFL-APTS, 4.61%, (1M USD LIBOR + 2.15%), 06/17/19 (b) (c)	721	716
Series 2017-FFL-APTS, 5.31%, (1M USD LIBOR + 2.85%), 06/17/19 (b) (c)	721	716
Jamestown CLO VI Ltd.
Series 2018-A1-6RA, 3.60%, (3M USD LIBOR + 1.15%), 04/25/30 (b) (c)	1,000	982
Jimmy Johns Funding LLC
Series 2017-A2II-1A, 4.85%, 07/30/27 (c)	5,925	5,963
JPMBB Commercial Mortgage Securities Trust
Interest Only, Series 2014-XA-C22, REMIC, 0.88%, 08/16/24 (b)	46,991	1,790
Series 2015-C-C32, REMIC, 4.67%, 10/15/25 (b)	420	413
Series 2015-C-C33, REMIC, 4.62%, 11/15/25 (b)	359	355
Interest Only, Series 2016-XA-C2, REMIC, 1.69%, 05/15/26 (b)	34,470	2,635
Interest Only, Series 2014-XA-C21, REMIC, 1.02%, 08/15/47 (b)	12,711	553
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2018-C-LAQ, 4.06%, (1M USD LIBOR + 1.60%), 06/15/20 (b) (c)	4,788	4,740
Series 2018-D-LAQ, 4.56%, (1M USD LIBOR + 2.10%), 06/15/20 (b) (c)	1,900	1,866
Series 2018-E-LAQ, 5.46%, (1M USD LIBOR + 3.00%), 06/15/20 (b) (c)	608	594
Series 2018-E-AON, 4.61%, 07/10/23 (b) (c)	3,103	3,131
Series 2006-AM-LDP9, REMIC, 5.37%, 05/15/47	118	118
Series 2016-E-WIKI, REMIC, 4.01%, 10/07/21 (b) (c)	2,356	2,261
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-AM-CB18, REMIC, 5.47%, 06/12/47 (b)	2	1
Interest Only, Series 2015-XA-JP1, REMIC, 1.12%, 01/15/49 (b)	4,893	218
Series 2017-C-MAUI, REMIC, 3.64%, (1M USD LIBOR + 1.25%), 07/15/19 (b) (c)	576	571
Series 2017-D-MAUI, REMIC, 4.34%, (1M USD LIBOR + 1.95%), 07/15/19 (b) (c)	541	535
Series 2017-E-MAUI, REMIC, 5.34%, (1M USD LIBOR + 2.95%), 07/15/19 (b) (c)	479	473
Series 2017-F-MAUI, REMIC, 6.14%, (1M USD LIBOR + 3.75%), 07/15/19 (b) (c)	674	669
Series 2011-D-C5, REMIC, 5.41%, 09/17/21 (b) (c)	2,400	2,364
Series 2015-D-MAR7, REMIC, 5.23%, 06/07/22 (c)	1,491	1,488
Series 2018-EFX-WPT, REMIC, 5.54%, 07/07/23 (c)	3,141	3,212
Interest Only, Series 2015-XA-C32, REMIC, 1.44%, 09/17/25 (b)	14,235	678
Series 2015-F-JP1, REMIC, 4.74%, 12/15/25 (b) (c)	498	394
Series 2004-D-CBX, REMIC, 5.10%, 01/12/37 (b)	1,581	1,598
Series 2006-AMS-LDP9, REMIC, 5.34%, 05/15/47	1,000	993
Interest Only, Series 2016-XA-JP4, REMIC, 0.80%, 12/15/49 (b)	18,731	702
JPMorgan Mortgage Trust
Series 2018-A2-7FRB, 3.07%, (1M USD LIBOR + 0.75%), 11/25/33 (b) (c)	4,114	4,137
Kabbage Asset Securitization LLC
Series 2017-A-1, 4.57%, 03/15/20 (c)	5,000	5,039
Kestrel Aircraft Funding Ltd.
Series 2018-A-1A, 4.25%, 10/15/25 (c) (g)	2,000	1,953
Kingsland VIII Ltd.
Series 2018-A-8A, 3.59%, (3M USD LIBOR + 1.12%), 04/21/31 (b) (c)	4,000	3,911
LCCM Mortgage Trust
Series 2017-C-LC26, REMIC, 4.71%, 06/11/27 (c)	2,900	2,788
LCM XVII LP
Series A2RR-17A, 3.58%, (3M USD LIBOR + 1.15%), 10/15/31 (b) (c)	5,000	4,918

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

56

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Legacy Mortgage Asset Trust
Series 2018-A1-GS2, 4.00%, 06/25/20 (c) (d)	14,463	14,467
Series 2017-A1-GS1, REMIC, 3.50%, 01/25/57 (c) (d)	4,255	4,223
Lendmark Funding Trust
Series 2017-A-1A, 2.83%, 12/22/25 (c)	5,000	4,935
LSTAR Commercial Mortgage Trust
Interest Only, Series 2016-XA-4, 1.89%, 06/10/25 (b) (c)	15,935	1,059
Magnetite IX Ltd.
Series 2014-A1R-9A, 3.49%, (3M USD LIBOR + 1.00%), 07/27/26 (b) (c)	4,607	4,607
Marathon CLO I Ltd.
Series 2013-A1R-5A, 3.52%, 11/21/27 (c)	5,000	4,923
Marble Point CLO XI Ltd.
Series 2017-A-2A, 3.62%, (3M USD LIBOR + 1.18%), 12/18/30 (b) (c)	2,000	1,975
Merrill Lynch Mortgage Trust
Series 2006-AJ-C1, REMIC, 5.59%, 05/12/39 (b)	28	29
Series 2007-AM-C1, REMIC, 5.79%, 06/12/50 (b)	4	4
Midocean Credit CLO VII
Series 2017-A1-7A, 3.76%, (3M USD LIBOR + 1.32%), 07/16/29 (b) (c)	7,000	6,946
Milos CLO Ltd.
Series 2017-A-1A, 3.72%, (3M USD LIBOR + 1.25%), 10/20/30 (b) (c)	7,500	7,446
Morgan Stanley Bank of America Merrill Lynch Trust
Interest Only, Series 2014-XA-C15, REMIC, 0.98%, 02/16/24 (b)	14,008	558
Series 2015-C-C25, REMIC, 4.53%, 09/15/25 (b)	420	420
Series 2015-D-C26, REMIC, 3.06%, 10/15/25 (c)	312	262
Series 2015-D-C27, REMIC, 3.24%, 11/15/25 (c)	297	246
Series 2015-C-C27, REMIC, 4.53%, 11/15/25 (b)	207	200
Interest Only, Series 2016-XA-C28, REMIC, 1.26%, 01/15/26 (b)	4,547	289
Series 2016-C-C29, REMIC, 4.75%, 04/17/26 (b)	2,371	2,384
Series 2014-C-C17, REMIC, 4.46%, 07/17/24 (b)	1,240	1,204
Series 2015-D-C20, REMIC, 3.07%, 01/17/25 (c)	1,000	820
Morgan Stanley Capital I Trust
Series 2017-E-CLS, 4.41%, (1M USD LIBOR + 1.95%), 11/15/19 (b) (c)	2,575	2,536
Series 2017-F-CLS, 5.06%, (1M USD LIBOR + 2.60%), 11/15/19 (b) (c)	2,556	2,512
Interest Only, Series 2017-XA-H1, 1.45%, 06/15/50 (b)	26,465	2,161
Interest Only, Series 2015-XA-UBS8, REMIC, 0.92%, 12/15/48 (b)	4,793	240
Series 2018-D-SUN, REMIC, 4.11%, (1M USD LIBOR + 1.65%), 07/15/20 (b) (c)	899	890
Series 2018-F-SUN, REMIC, 5.01%, (1M USD LIBOR + 2.55%), 07/15/20 (b) (c)	1,342	1,327
Series 2018-G-SUN, REMIC, 5.51%, (1M USD LIBOR + 3.05%), 07/15/20 (b) (c)	899	890
Series 2014-CPT, REMIC, 3.45%, 07/15/21 (b) (c)	3,618	3,505
Series 2007-B-IQ15, REMIC, 6.12%, 06/11/49 (b) (c)	3,000	3,004
Mosaic Solar Loan Trust
Series 2018-A-2GS, 4.20%, 02/20/44 (c)	4,584	4,578
Motel 6 Trust
Series 2017-A-MTL6, 3.38%, (1M USD LIBOR + 0.92%), 08/15/19 (b) (c)	1,179	1,165
Series 2017-D-MTL6, REMIC, 4.61%, (1M USD LIBOR + 2.15%), 08/15/19 (b) (c)	2,263	2,236
Series 2017-F-MTL6, REMIC, 6.71%, (1M USD LIBOR + 4.25%), 08/15/19 (b) (c)	2,975	2,878
MP CLO IV Ltd.
Series 2013-ARR-2A, 3.77%, (3M USD LIBOR + 1.28%), 07/25/29 (b) (c)	7,500	7,431
MP CLO VIII Ltd.
Series 2015-AR-2A, 3.42%, (3M USD LIBOR + 0.91%), 10/28/27 (b) (c)	3,000	2,957
MSCG Trust
Interest Only, Series 2018-XCP-SELF, 1.20%, 04/15/20 (b) (c)	77,520	1,104
Series 2018-F-SELF, 5.51%, (1M USD LIBOR + 3.05%), 10/15/20 (b) (c)	3,335	3,287
	Shares/Par[1]	Value ($)
Nassau Ltd.
Series 2018-A-IA, 3.43%, (3M USD LIBOR + 1.15%), 07/15/31 (b) (c)	5,000	4,894
Natixis Commercial Mortgage Securities Trust
Series 2018-C-FL1, 4.51%, (1M USD LIBOR + 2.20%), 06/15/22 (b) (c)	3,129	3,108
Navient Private Education Refi Loan Trust
Series 2018-B-A, 3.68%, 11/17/25 (c)	3,000	2,988
Ocean Trails CLO V
Series 2014-ARR-5A, 3.79%, (3M USD LIBOR + 1.28%), 10/13/31 (b) (c)	5,000	4,925
Octagon Investment Partners XXIV Ltd.
Series 2015-A1R-1A, 3.55%, (3M USD LIBOR + 0.90%), 05/21/27 (b) (c)	10,000	9,951
OFSI Fund V Ltd.
Series 2018-A-1A, 3.49%, (3M USD LIBOR + 1.15%), 07/15/31 (b) (c)	5,000	4,894
OneMain Financial Issuance Trust
Series 2017-A1-1A, 2.37%, 04/14/21 (c)	5,000	4,930
Palisades Center Trust
Series 2016-B-PLSD, REMIC, 3.36%, 04/15/21 (c)	1,721	1,698
Park Avenue Institutional Advisers CLO Ltd.
Series 2016-A1R-1A, 3.88%, (3M USD LIBOR + 1.20%), 08/25/31 (b) (c)	4,500	4,417
PFP Pty Ltd.
Series 2017-C-4, 4.71%, (1M USD LIBOR + 2.25%), 06/14/20 (b) (c)	1,561	1,536
Pretium Mortgage Credit Partners I LLC
Series 2018-A1-NLP3, 4.13%, 07/28/21 (c) (d)	6,240	6,190
Series 2017-NPL3, 3.25%, 06/29/32 (c) (d)	6,453	6,447
Prosper Marketplace Issuance Trust
Series 2018-A-1A, 3.11%, 06/17/24 (c)	664	663
RAIT Financial Trust
Series 2017-B-FL7, 4.06%, (1M USD LIBOR + 1.60%), 06/15/37 (b) (c)	2,096	2,096
RALI Trust
Series 2006-2A3-QS12, REMIC, 6.00%, 09/25/36	1,501	1,330
Residential Asset Securitization Trust
Series 2005-1A2-A15, REMIC, 5.75%, 02/25/36	914	886
Series 2006-A10-A2, REMIC, 6.00%, 05/25/36	1,399	955
Resource Capital Corp. Ltd.
Series 2017-B-CRE5, 4.46%, (1M USD LIBOR + 2.00%), 04/15/20 (b) (c)	1,566	1,536
RFMSI Trust
Series 2006-A5-S4, REMIC, 6.00%, 04/25/36	1,040	948
Rockford Tower CLO Ltd.
Series 2017-A-2A, 3.71%, (3M USD LIBOR + 1.27%), 10/15/29 (b) (c)	4,000	3,971
SBA Tower Trust
Series 2017-C-1, 3.17%, 04/15/22 (c)	5,000	4,944
Shackleton IX CLO Ltd.
Series 2016-A-9A, 3.97%, (3M USD LIBOR + 1.50%), 10/20/28 (b) (c)	2,900	2,900
Sierra Receivables Funding Co. LLC
Series 2016-A-3A, 2.43%, 05/20/24 (c)	2,075	2,052
SoFi Consumer Loan Program LLC
Series 2017-A1-5, 2.14%, 12/25/19 (c)	529	527
Series 2017-A1-6, 2.20%, 02/25/20 (c)	1,059	1,054
Series 2016-A-3, 3.05%, 05/25/21 (c)	615	615
Series 2016-A-1, 3.26%, 07/25/21 (c)	1,424	1,424
Series 2017-A2-6, 2.82%, 02/25/22 (c)	3,500	3,482
Series 2017-A-3, 2.77%, 03/25/22 (c)	683	677
Series 2017-A2-5, 2.78%, 04/25/22 (c)	1,250	1,237
Series 2017-A-1, 3.28%, 01/26/26 (c)	554	555
Series 2017-A-2, 3.28%, 02/25/26 (c)	388	387
SoFi Consumer Loan Program Trust
Series 2018-A1-1, 2.55%, 04/25/20 (c)	1,067	1,061
Series 2018-A1-2, 2.93%, 06/25/20 (c)	568	567
SoFi Professional Loan Program LLC
Series 2017-A2B-A, 2.40%, 03/26/40 (c)	2,000	1,953
Series 2017-BFX-D, 3.61%, 09/25/40 (c)	1,075	1,045
Sound Point CLO IV-R Ltd.
Series 2013-A-3RA, 3.59%, (3M USD LIBOR + 1.15%), 04/18/31 (b) (c)	1,500	1,480

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

57

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Sound Point CLO XXI Ltd.
Series 2018-A1A-21, 3.59%, (3M USD LIBOR + 1.17%), 10/15/31 (b) (c)	3,000	2,946
SpringCastle America Funding LLC
Series 2016-A-AA, 3.05%, 04/25/29 (c)	2,134	2,113
Springleaf Funding Trust
Series 2015-A-AA, 3.16%, 05/15/19 (c)	1,005	1,004
Series 2016-A-AA, 2.90%, 03/15/20 (c)	4,884	4,855
Spruce ABS Trust
Series 2016-A-E1, 4.32%, 01/18/22 (c)	1,168	1,170
Start Ltd.
Series 2018-A-1, 4.09%, 05/15/25 (c)	958	949
Steele Creek CLO Ltd.
Series 2015-AR-1A, 3.91%, (3M USD LIBOR + 1.26%), 05/21/29 (b) (c)	4,000	3,985
Series 2014-A-1RA, 3.54%, 04/21/31 (c)	2,550	2,530
Series 2016-1A, 3.91%, (3M USD LIBOR + 1.12%), 06/15/31 (b) (c)	2,500	2,467
Series 2018-A-2A, 3.47%, (3M USD LIBOR + 1.20%), 08/18/31 (b) (c)	2,000	1,973
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-4A1-22, REMIC, 4.56%, 12/25/35 (b)	2,446	2,339
Structured Asset Securities Corp. Trust
Series 2005-1A1-5, REMIC, 5.75%, 04/25/35	3,210	2,911
STWD Mortgage Trust
Series 2018-E-URB, 5.61%, (3M USD LIBOR + 3.15%), 05/15/21 (b) (c)	4,396	4,363
TAL Advantage VI LLC
Series 2017-A-1A, 4.50%, 04/20/27 (c)	6,674	6,808
TCI-Cent CLO Ltd.
Series 2016-A1-1A, 4.03%, (3M USD LIBOR + 1.52%), 12/21/29 (b) (c)	3,000	3,000
Series 2016-A2-1A, 4.71%, (3M USD LIBOR + 2.20%), 12/21/29 (b) (c)	3,000	3,000
Tharaldson Hotel Portfolio Trust
Series 2018-E-THL, 5.56%, (1M USD LIBOR + 3.18%), 11/11/22 (b) (c)	2,398	2,360
UBS Commercial Mortgage Trust
Series 2018-C-C8, 4.70%, 02/17/28 (b)	1,858	1,822
Interest Only, Series 2018-XA-C8, 0.89%, 02/17/51 (b)	27,051	1,667
Interest Only, Series 2017-XB-C1, REMIC, 0.90%, 06/17/50 (b)	25,883	1,697
UBS-Citigroup Commercial Mortgage Trust
Series 2011-D-C1, REMIC, 6.05%, 12/10/21 (b) (c)	1,461	1,501
Upgrade Receivables Trust
Series 2018-A-1A, 3.76%, 07/15/20 (c)	2,722	2,722
Upstart Securitization Trust
Series 2018-A-1, 3.02%, 08/20/25 (c)	538	537
Vantage Data Centers LLC
Series 2018-A2-2A, 4.20%, 11/15/23 (c)	2,998	3,054
Velocity Commercial Capital Loan Trust
Series 2016-AFX-1, REMIC, 3.53%, 04/25/46 (b) (c)	1,145	1,137
Series 2018-A-2, REMIC, 4.05%, 09/25/24 (c)	2,897	2,989
Venture VII CDO Ltd.
Series 2006-A1A-7A, 2.70%, (3M USD LIBOR + 0.23%), 01/20/22 (b) (c)	1,967	1,966
Series 2006-A2-7A, 2.71%, (3M USD LIBOR + 0.24%), 01/20/22 (b) (c)	1,044	1,040
Venture XXIX CDO Ltd.
Series 2017-A-29A, 3.90%, (3M USD LIBOR + 1.28%), 09/09/30 (b) (c)	4,000	3,959
Verus Securitization Trust
Series 2018-A2-2, REMIC, 3.78%, 06/01/58 (c)	1,475	1,482
Series 2018-A3-2, REMIC, 3.83%, 06/01/58 (c)	1,721	1,728
Vibrant CLO Ltd.
Series 2018-A1-10A, 3.64%, (3M USD LIBOR + 1.20%), 10/20/31 (b) (c)	3,000	2,964
Vivint Solar Financing V LLC
Series 2018-A-1A, 4.73%, 10/30/28 (c)	4,993	5,124
VOLT LX LLC
Series 2017-A1-NPL7, 3.25%, 06/25/20 (c) (d)	2,311	2,310
VOLT LXII LLC
Series 2017-A1-NPL9, 3.13%, 09/25/47 (c) (d)	2,905	2,903
	Shares/Par[1]	Value ($)
VOLT LXIX LLC
Series 2018-A1A-NPL5, 4.21%, 08/25/48 (c) (d)	3,980	3,948
VOLT LXXI LLC
Series 2018-A1A-NPL7, 3.97%, 09/25/48 (c) (d)	6,368	6,319
VOLT LXXII LLC
Series 2018-A1A-NPL8, 4.21%, 10/26/48 (c) (d)	3,778	3,756
Washington Mutual Asset-Backed Certificates WMABS Trust
Series 2006-M1-HE1, REMIC, 2.85%, (1M USD LIBOR + 0.34%), 02/25/36 (b)	14,984	12,898
Wellfleet CLO Ltd.
Series 2018-A1-2A, 3.64%, (3M USD LIBOR + 1.20%), 10/20/31 (b) (c)	4,500	4,450
Wells Fargo & Co.
Interest Only, Series 2015-XA-P2, REMIC, 1.01%, 12/15/48 (b)	5,035	240
Wells Fargo Alternative Loan Trust
Series 2007-3A1-PA3, REMIC, 6.25%, 07/25/37	1,041	960
Wells Fargo Commercial Mortgage Trust
Interest Only, Series 2017-XA-C38, 1.08%, 07/15/50 (b)	26,279	1,753
Series 2014-D-LC16, REMIC, 3.94%, 06/15/24 (c)	325	262
Interest Only, Series 2015-XA-C31, REMIC, 1.07%, 07/15/25 (b)	4,362	242
Series 2015-C-C31, REMIC, 4.61%, 11/15/25 (b)	400	390
Series 2015-D-NXS4, REMIC, 3.60%, 11/18/25 (b)	375	342
Series 2015-C-NXS4, REMIC, 4.60%, 11/18/25 (b)	310	309
Series 2015-A4-P2, REMIC, 3.81%, 12/15/25	363	368
Series 2016-C-C32, REMIC, 4.72%, 01/16/26 (b)	311	303
Series 2015-C-LC22, REMIC, 4.54%, 09/15/58 (b)	302	296
Interest Only, Series 2016-XA-C33, REMIC, 1.77%, 03/17/59 (b)	2,793	241
Series 2018-E-BXI, REMIC, 4.61%, (1M USD LIBOR + 2.16%), 12/16/19 (b) (c)	2,762	2,710
Series 2018-C-C47, REMIC, 4.94%, 09/15/61 (b)	344	354
Wells Fargo Mortgage-Backed Securities Trust
Series 2007-1A7-3, REMIC, 5.75%, 04/25/37	2,214	2,152
Series 2007-A1-7, REMIC, 6.00%, 06/25/37	757	742
Series 2007-A1-AR4, REMIC, 4.57%, 08/25/37 (b)	774	759
Wells Fargo-RBS Commercial Mortgage Trust
Interest Only, Series 2013-XA-C18, REMIC, 0.75%, 12/17/46 (b)	52,684	1,502
Interest Only, Series 2014-XA-C19, REMIC, 1.08%, 03/15/47 (b)	45,554	1,784
Interest Only, Series 2014-XA-C21, REMIC, 1.07%, 08/15/47 (b)	3,144	131
WhiteHorse X Ltd.
Series 2015-A1R-10A, 3.38%, (3M USD LIBOR + 0.93%), 04/17/27 (b) (c)	5,000	4,948
Total Non-U.S. Government Agency Asset-Backed Securities (cost $732,537)		725,966
CORPORATE BONDS AND NOTES 15.8%
Communication Services 1.0%
America Movil SAB de CV
3.13%, 07/16/22	500	490
AT&T Inc.
2.80%, 02/17/21	2,455	2,423
Axiata SPV 2 Bhd
3.47%, 11/19/20	1,000	996
Bharti Airtel International (Netherlands) BV
5.13%, 03/11/23	2,400	2,358
Comcast Corp.
3.45%, 10/01/21	1,260	1,273
Digicel Group Ltd.
8.25%, 09/30/20	300	203
7.13%, 04/01/22	200	94
Empresa Nacional de Telecomunicaciones SA
4.88%, 10/30/24	1,100	1,066
Globo Comunicacao e Participacoes SA
4.88%, 04/11/22	1,300	1,288

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

58

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Orange SA
2.75%, 02/06/19	1,361	1,360
Telefonica Chile SA
3.88%, 10/12/22	1,600	1,573
Verizon Communications Inc.
3.72%, (3M USD LIBOR + 1.10%), 05/15/25 (b)	1,275	1,239
		14,363
Consumer Discretionary 0.2%
eBay Inc.
2.75%, 01/30/23	1,260	1,213
S.A.C.I. Falabella
3.75%, 04/30/23	900	870
		2,083
Consumer Staples 1.2%
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	2,525	2,409
BAT Capital Corp.
2.30%, 08/14/20	1,430	1,396
CK Hutchison International 17 Ltd.
2.88%, 04/05/22	1,000	980
2.88%, 04/05/22 (c)	2,100	2,063
Coca-Cola Femsa SAB de CV
4.63%, 02/15/20	300	304
ESAL GmbH
6.25%, 02/05/23	1,400	1,386
General Mills Inc.
3.15%, 12/15/21	515	511
Grupo Bimbo SAB de CV
4.88%, 06/30/20	500	510
Kroger Co.
6.15%, 01/15/20	2,265	2,332
Marfrig Holdings Europe BV
8.00%, 06/08/23	1,892	1,894
Mondelez International Inc.
3.00%, 05/07/20	2,185	2,176
Reynolds American Inc.
3.25%, 06/12/20	1,040	1,032
		16,993
Energy 1.6%
Bharat Petroleum Corp. Ltd.
4.63%, 10/25/22	2,300	2,321
BP Capital Markets Plc
1.68%, 05/03/19	1,650	1,643
1.77%, 09/19/19	280	278
Delek & Avner Tamar Bond Ltd.
4.44%, 12/30/20 (c)	940	937
Ecopetrol SA
5.88%, 09/18/23	400	418
EQT Corp.
2.50%, 10/01/20	2,130	2,068
Indian Oil Corp. Ltd.
5.63%, 08/02/21	900	936
5.75%, 08/01/23	1,000	1,052
Kinder Morgan Inc.
3.05%, 12/01/19	2,090	2,078
Oleoducto Central SA
4.00%, 05/07/21	1,882	1,852
ONGC Videsh Ltd.
3.25%, 07/15/19	1,000	999
3.75%, 05/07/23	200	195
ONGC Videsh Vankorneft Pte Ltd.
2.88%, 01/27/22	900	868
Pan American Energy LLC
7.88%, 05/07/21	200	200
Reliance Holding USA Inc.
4.50%, 10/19/20	1,000	1,011
5.40%, 02/14/22	1,850	1,935
Sinopec Group Overseas Development 2016 Ltd.
2.00%, 09/29/21	200	192
Sinopec Group Overseas Development 2017 Ltd.
3.00%, 04/12/22	600	588
3.00%, 04/12/22 (c)	700	689
Sinopec Group Overseas Development 2018 Ltd.
3.75%, 09/12/23 (c)	600	600
	Shares/Par[1]	Value ($)
Tecila SA
8.50%, 03/23/21	1,150	1,134
		21,994
Financials 8.0%
AerCap Ireland Capital Ltd.
4.63%, 10/30/20	2,414	2,434
Agromercantil Senior Trust
6.25%, 04/10/19	625	625
American Express Co.
3.34%, (3M USD LIBOR + 0.65%), 02/27/23 (b)	1,265	1,243
Banco Bilbao Vizcaya Argentaria SA
5.00%, 08/26/22	1,700	1,727
Banco de Credito del Peru
5.38%, 09/16/20	760	784
4.25%, 04/01/23	1,000	993
Banco Internacional del Peru S.A.A. Interbank
3.38%, 01/18/23	1,500	1,430
Banco Internacional del Peru S.A.A. of Panama
5.75%, 10/07/20	1,850	1,916
Banco Mercantil Del Norte SA
6.88%, (callable at 100 begininng 07/06/22) (h)	2,100	2,031
Banco Nacional de Comercio Exterior SNC
3.80%, 08/11/26 (b)	1,100	1,052
Banco Santander Chile
2.50%, 12/15/20 (c)	200	196
3.88%, 09/20/22	800	794
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander
4.13%, 11/09/22	300	297
Banco Santander SA
5.95%, 10/01/28 (c)	1,000	1,005
Banistmo SA
3.65%, 09/19/22	1,200	1,138
3.65%, 09/19/22 (c)	500	475
Bank of America Corp.
3.54%, (3M USD LIBOR + 0.79%), 03/05/24 (b)	1,140	1,100
Barclays Bank Plc
2.65%, 01/11/21	2,515	2,467
BBVA Bancomer SA
7.25%, 04/22/20	100	104
6.75%, 09/30/22	1,900	2,002
BDO Unibank Inc.
2.95%, 03/06/23	2,200	2,090
Braskem Finance Ltd.
3.50%, 01/10/23	2,600	2,467
Capital One Financial Corp.
2.40%, 10/30/20	2,520	2,467
Citigroup Inc.
3.76%, (3M USD LIBOR + 1.02%), 06/01/24 (b)	1,150	1,125
CNOOC Finance 2012 Ltd.
3.88%, 05/02/22	800	805
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23	1,000	969
CNPC General Capital Ltd.
3.95%, 04/19/22	1,900	1,920
CNPC HK Overseas Capital Ltd.
4.50%, 04/28/21	300	307
Commonwealth Bank of Australia
2.25%, 03/10/20 (c)	1,685	1,669
2.05%, 09/18/20 (c)	795	780
Credit Suisse Group AG
4.02%, (3M USD LIBOR + 1.24%), 06/12/24 (b) (c)	1,270	1,251
Credito Real SAB de CV SOFOM ER
7.25%, 07/20/23	1,300	1,256
Daimler Finance North America LLC
2.30%, 02/12/21 (c)	1,205	1,176
DBS Group Holdings Ltd.
3.60%, (callable at 100 beginning 09/07/21) (h)	2,200	2,101
ENA Norte Trust
4.95%, 04/25/23	1,006	1,008
Fondo Mivivienda SA
3.50%, 01/31/23	150	144
Ford Motor Credit Co. LLC
3.85%, (3M USD LIBOR + 1.24%), 02/15/23 (b)	1,990	1,844

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

59

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
General Motors Financial Co. Inc.
2.65%, 04/13/20	1,350	1,329
3.20%, 07/06/21	1,175	1,147
Global Bank Corp.
5.13%, 10/30/19	2,000	2,001
4.50%, 10/20/21 (c)	500	486
4.50%, 10/20/21	500	484
Goldman Sachs Bank USA
3.20%, 06/05/20	990	988
Goldman Sachs Group Inc.
2.30%, 12/13/19	1,420	1,407
Grupo Aval Ltd.
4.75%, 09/26/22	1,700	1,589
Guanay Finance Ltd.
6.00%, 12/15/20	724	727
HSBC Holdings Plc
3.64%, (3M USD LIBOR + 1.00%), 05/18/24 (b)	1,305	1,271
Industrial Senior Trust
5.50%, 11/01/22	500	485
IOI Investment L Bhd
4.38%, 06/27/22	600	601
Itau CorpBanca
3.88%, 09/22/19	800	802
Itau Unibanco Holding SA
6.20%, 12/21/21	400	417
Malayan Banking Bhd
3.91%, 10/29/26 (b)	3,100	3,069
Mitsubishi UFJ Financial Group Inc.
3.37%, (3M USD LIBOR + 0.86%), 07/26/23 (b)	2,495	2,468
Mizuho Financial Group Inc.
3.54%, (3M USD LIBOR + 0.79%), 03/05/23 (b)	2,715	2,665
Morgan Stanley
3.40%, (3M USD LIBOR + 0.93%), 07/22/22 (b)	2,390	2,356
Multibank Inc.
4.38%, 11/09/22	900	873
Oversea-Chinese Banking Corp. Ltd.
4.00%, 10/15/24 (b)	2,000	2,008
Peru Enhanced Pass-Through Finance Ltd.
0.00%, 06/02/25 (i)	912	798
Petrobras Global Finance BV
4.38%, 05/20/23	600	577
PNC Bank NA
2.45%, 11/05/20	750	740
PNC Funding Corp.
5.13%, 02/08/20	290	296
4.38%, 08/11/20	1,240	1,266
Prudential Financial Inc.
7.38%, 06/15/19	1,605	1,636
4.50%, 11/15/20	730	747
Royal Bank of Scotland Group Plc
4.37%, (3M USD LIBOR + 1.55%), 06/25/24 (b)	1,355	1,300
Santander UK Plc
2.50%, 01/05/21	2,785	2,719
SPARC EM Ltd.
0.00%, 12/05/22 (i)	1,367	1,243
0.00%, 12/05/22 (c) (i)	854	777
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	2,500	2,418
Synchrony Financial
3.75%, 08/15/21	1,415	1,374
Temasek Financial I Ltd.
2.38%, 01/23/23	1,500	1,453
Toronto-Dominion Bank
3.25%, 06/11/21	2,415	2,423
UBS AG
2.45%, 12/01/20 (c)	2,650	2,600
Unifin Financiera SAB de CV SOFOM ENR
7.25%, 09/27/23	1,300	1,196
Union Bank of the Philippines
3.37%, 11/29/22	900	861
United Overseas Bank Ltd.
3.75%, 09/19/24 (b)	1,900	1,900
3.50%, 09/16/26 (b)	700	693
2.88%, 03/08/27 (b)	800	774
	Shares/Par[1]	Value ($)
Volkswagen Group of America Finance LLC
4.00%, 11/12/21 (c)	1,565	1,564
VTR Finance BV
6.88%, 01/15/24	1,425	1,426
Wells Fargo & Co.
2.15%, 01/30/20	700	693
Wells Fargo Bank NA
2.60%, 01/15/21	2,165	2,136
Westpac Banking Corp.
1.60%, 08/19/19	1,895	1,879
2.65%, 01/25/21	135	133
		109,987
Health Care 1.6%
AbbVie Inc.
3.38%, 11/14/21	1,240	1,241
Amgen Inc.
2.20%, 05/11/20	2,530	2,499
Anthem Inc.
2.50%, 11/21/20	2,460	2,423
AstraZeneca Plc
2.38%, 11/16/20	2,505	2,462
Cardinal Health Inc.
1.95%, 06/14/19	2,285	2,275
2.62%, 06/15/22	165	159
Celgene Corp.
2.88%, 08/15/20	2,420	2,402
CVS Health Corp.
2.80%, 07/20/20	2,445	2,423
GlaxoSmithKline Capital Plc
3.13%, 05/14/21	2,520	2,519
Halfmoon Parent Inc.
3.40%, 09/17/21 (c)	1,270	1,267
Thermo Fisher Scientific Inc.
3.60%, 08/15/21	2,410	2,417
		22,087
Industrials 0.6%
Adani Ports & Special Economic Zone Ltd.
3.50%, 07/29/20	700	693
Cintas Corp. No. 2
2.90%, 04/01/22	2,455	2,412
Delta Air Lines Inc.
3.40%, 04/19/21	1,220	1,206
Northrop Grumman Corp.
2.08%, 10/15/20	2,465	2,417
Union Pacific Corp.
3.20%, 06/08/21	1,250	1,251
		7,979
Information Technology 0.2%
Analog Devices Inc.
2.95%, 01/12/21	1,250	1,240
Microchip Technology Inc.
3.92%, 06/01/21 (c)	1,355	1,335
		2,575
Materials 0.6%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22	1,700	1,723
DowDuPont Inc.
3.77%, 11/15/20	925	934
Fresnillo Plc
5.50%, 11/13/23	2,200	2,241
Inversiones CMPC SA
4.50%, 04/25/22	1,000	1,003
Sherwin-Williams Co.
2.25%, 05/15/20	1,540	1,516
UPL Corp. Ltd.
3.25%, 10/13/21	900	872
		8,289
Utilities 0.8%
Comision Federal de Electricidad
4.88%, 05/26/21	2,400	2,412
Consolidated Edison Inc.
2.00%, 03/15/20 - 05/15/21	2,455	2,413

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

60

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
E.CL SA
5.63%, 01/15/21	400	409
Empresas Publicas de Medellin ESP
7.63%, 07/29/19	300	305
Israel Electric Corp. Ltd.
6.88%, 06/21/23	300	328
NextEra Energy Capital Holdings Inc.
3.34%, 09/01/20	1,230	1,229
Pampa Energia SA
7.38%, 07/21/23	800	720
PSEG Power LLC
3.85%, 06/01/23	1,250	1,247
Southern Co.
1.85%, 07/01/19	1,665	1,657
		10,720
Total Corporate Bonds And Notes (cost $220,723)		217,070
SENIOR LOAN INTERESTS 9.0%
Communication Services 0.7%
CBS Radio Inc.
Term Loan B, 5.26%, (3M LIBOR + 2.75%), 11/18/24 (b)	961	904
CenturyLink Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/15/25 (b)	1,104	1,028
Cincinnati Bell Inc.
Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/02/24 (b)	1,087	1,045
CSC Holdings LLC
Incremental Term Loan, 4.75%, (3M LIBOR + 2.25%), 01/31/26 (b)	130	123
Digicel International Finance Ltd.
Term Loan B, 5.96%, (3M LIBOR + 3.25%), 05/27/24 (b)	59	54
GoodRx Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 10/10/25 (b)	540	519
Greeneden US Holdings II LLC
Term Loan B, 5.59%, (3M LIBOR + 3.25%), 12/01/23 (b)	1,089	1,046
GTT Communications Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 04/27/25 (b)	1,085	1,019
Intelsat Jackson Holdings SA
Term Loan B-3, 6.26%, (3M LIBOR + 3.75%), 11/27/23 (b)	920	889
Meredith Corp.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/31/25 (b)	205	198
Securus Technologies Holdings Inc.
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 06/20/24 (b)	502	482
Delayed Draw Term Loan, 0.00%, (3M LIBOR + 4.50%), 11/01/24 (b) (e) (j)	316	303
Speedcast International Ltd.
Term Loan B, 5.14%, (3M LIBOR + 2.75%), 05/03/25 (b)	324	310
Tribune Media Co.
Term Loan, 5.52%, (3M LIBOR + 3.00%), 12/27/20 (b)	40	39
Term Loan C, 5.52%, (3M LIBOR + 3.00%), 01/20/24 (b)	1,206	1,182
Uber Technologies
Term Loan , 6.39%, (3M LIBOR + 4.00%), 04/04/25 (b)	678	660
		9,801
Consumer Discretionary 1.5%
A-L Parent LLC
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.25%), 12/01/23 (b) (j)	110	107
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 12/01/23 (b)	1,005	975
Allied Universal Holdco LLC
Incremental Term Loan, 6.77%, (3M LIBOR + 4.25%), 07/28/22 (b)	410	391
	Shares/Par[1]	Value ($)
American Tire Distributors Holdings Inc.
Term Loan, 10.02%, (1M LIBOR + 7.50%), 10/01/21 (b)	493	400
Bass Pro Group LLC
Term Loan B, 7.52%, (3M LIBOR + 5.00%), 11/15/23 (b)	120	114
Cengage Learning Acquisitions Inc.
Term Loan B, 6.75%, (3M LIBOR + 4.25%), 06/07/23 (b)	1,363	1,164
ClubCorp Holdings Inc.
Term Loan B, 5.55%, (3M LIBOR + 2.75%), 08/16/24 (b)	1,391	1,308
Equinox Holdings Inc.
1st Lien Term Loan, 5.52%, (1M LIBOR + 3.00%), 03/08/24 (b)	1,312	1,264
Explorer Holdings Inc.
Term Loan B, 6.14%, (3M LIBOR + 3.75%), 05/02/23 (b)	937	903
FrontDoor Inc.
Term Loan B, 5.06%, (3M LIBOR + 2.50%), 08/16/25 (b)	216	207
Garda World Security Corp.
Term Loan, 6.24%, (3M LIBOR + 3.50%), 05/12/24 (b)	1,141	1,085
Term Loan, 8.00%, (3M PRIME + 2.50%), 05/12/24 (b)	3	3
GOBP Holdings Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.75%), 10/22/25 (b) (j)	95	92
1st Lien Term Loan, 6.55%, (3M LIBOR + 3.75%), 10/22/25 (b)	720	701
Hayward Industries Inc.
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 08/04/24 (b)	1,310	1,257
Intrawest Resorts Holdings Inc.
Term Loan B-1, 5.35%, (3M LIBOR + 3.00%), 06/28/24 (b)	1,292	1,236
IRB Holding Corp.
1st Lien Term Loan, 5.68%, (3M LIBOR + 3.25%), 01/18/25 (b)	1,109	1,056
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.25%), 01/21/25 (b) (j)	—	—
Lions Gate Capital Holdings LLC
Term Loan B, 4.77%, (3M LIBOR + 2.25%), 03/20/25 (b)	298	286
LTF Merger Sub Inc.
Term Loan B, 5.46%, (3M LIBOR + 2.75%), 06/22/22 (b)	1,569	1,507
Mavis Tire Express Services Corp.
1st Lien Term Loan, 5.75%, (3M LIBOR + 3.25%), 03/15/25 (b) (g)	851	819
Delayed Draw Term Loan, 5.75%, (3M LIBOR + 3.25%), 03/15/25 (b) (g)	21	19
PetSmart Inc.
Term Loan B-2, 0.00%, (3M LIBOR + 3.00%), 03/11/22 (b) (j)	315	248
Playa Resorts Holding BV
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 04/07/24 (b)	1,861	1,734
Rentpath Inc.
Term Loan, 7.28%, (3M LIBOR + 4.75%), 12/17/21 (b) (e)	622	494
Scientific Games International Inc.
Term Loan B-5, 5.09%, (3M LIBOR + 2.75%), 08/14/24 (b)	238	223
Term Loan B-5, 5.24%, (3M LIBOR + 2.75%), 08/14/24 (b)	994	930
SIWF Holdings Inc.
1st Lien Term Loan, 6.72%, (3M LIBOR + 4.25%), 05/25/25 (b)	751	728
Tenneco Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 10/01/25 (b)	835	782
Thor Industries Inc.
Term Loan B, 0.00%, (3M LIBOR + 3.75%), 11/01/25 (b) (j)	410	385

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

61

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Travel Leaders Group LLC
Term Loan B, 6.46%, (3M LIBOR + 4.00%), 01/25/24 (b)	343	340
UFC Holdings LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 07/22/23 (b)	624	607
		21,365
Consumer Staples 0.3%
8th Avenue Food & Provisions Inc.
1st Lien Term Loan, 6.10%, (3M LIBOR + 3.75%), 09/19/25 (b)	60	59
Albertsons LLC
Term Loan B-6, 5.69%, (3M LIBOR + 3.00%), 06/22/23 (b)	354	335
BJ's Wholesale Club Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 01/26/24 (b)	1,005	975
CHG PPC Parent LLC
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 03/16/25 (b)	657	629
CSM Bakery Solutions LLC
1st Lien Term Loan, 6.41%, (1M LIBOR + 4.00%), 07/22/20 (b)	887	815
KIK Custom Products Inc.
Term Loan B, 6.52%, (3M LIBOR + 4.00%), 08/26/22 (b)	1,034	974
		3,787
Energy 0.5%
Brazos Delaware II LLC
Term Loan B, 6.47%, (3M LIBOR + 4.00%), 05/16/25 (b)	667	610
Covia Holdings Corp.
Term Loan, 6.55%, (3M LIBOR + 3.75%), 05/17/25 (b)	293	211
EG Finco Ltd.
Term Loan, 6.81%, (3M LIBOR + 4.00%), 06/30/25 (b)	755	725
EG Group Ltd.
Term Loan B, 6.39%, (3M LIBOR + 4.00%), 02/01/25 (b)	67	64
Term Loan B, 6.81%, (3M LIBOR + 4.00%), 02/01/25 (b)	147	141
ExGen Renewables IV LLC
Term Loan B, 5.71%, (1M LIBOR + 3.00%), 11/15/24 (b)	169	160
Foresight Energy LLC
1st Lien Term Loan, 8.28%, (1M LIBOR + 5.75%), 03/16/22 (b)	758	740
Frontera Generation Holdings LLC
Term Loan B, 6.63%, (3M LIBOR + 4.25%), 04/25/25 (b)	503	481
Gavilan Resources LLC
2nd Lien Term Loan, 8.50%, (3M LIBOR + 6.00%), 02/24/24 (b)	125	95
Lucid Energy Group II LLC
1st Lien Term Loan, 5.50%, (3M LIBOR + 3.00%), 01/31/25 (b)	716	657
Oryx Southern Delaware Holdings LLC
Term Loan, 5.77%, (3M LIBOR + 3.25%), 02/26/25 (b)	610	563
PowerTeam Services LLC
1st Lien Term Loan, 6.06%, (3M LIBOR + 3.25%), 02/28/25 (b)	1,123	1,084
Traverse Midstream Partners LLC
Term Loan, 6.60%, (3M LIBOR + 4.00%), 09/22/24 (b)	365	349
U.S. Silica Co.
Term Loan B, 6.56%, (3M LIBOR + 4.00%), 04/12/25 (b)	405	353
Ultra Resources Inc.
1st Lien Term Loan, 6.47%, (3M LIBOR + 4.00%), 04/14/24 (b)	240	213
		6,446
	Shares/Par[1]	Value ($)
Financials 1.1%
Acrisure LLC
Term Loan B, 6.27%, (3M LIBOR + 3.75%), 11/07/23 (b)	159	150
Term Loan B, 6.77%, (3M LIBOR + 4.25%), 11/22/23 (b)	1,255	1,214
Alera Group Holdings Inc.
Term Loan B, 7.02%, (3M LIBOR + 4.50%), 07/26/25 (b) (e)	170	167
AlixPartners LLP
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 03/28/24 (b)	262	251
Altice France SA
Term Loan B-13, 6.46%, (3M LIBOR + 4.00%), 07/13/26 (b)	285	269
AssuredPartners Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/22/24 (b)	1,357	1,279
Asurion LLC
Term Loan B-6, 5.34%, (3M LIBOR + 3.00%), 11/03/23 (b)	969	927
Term Loan B-7, 5.52%, (3M LIBOR + 3.00%), 11/15/24 (b)	80	76
2nd Lien Term Loan, 9.02%, (3M LIBOR + 6.50%), 08/04/25 (b)	290	286
Auris Luxembourg III SARL
Term Loan B, 0.00%, (3M LIBOR + 3.75%), 07/23/25 (b) (j)	505	490
BCP Renaissance Parent LLC
Term Loan B, 6.03%, (3M LIBOR + 3.50%), 09/20/24 (b)	642	623
Capri Finance LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 10/04/24 (b)	1,315	1,242
Duff & Phelps Corp.
Term Loan B, 5.77%, (1M LIBOR + 3.25%), 12/04/24 (b)	1,146	1,082
Edelman Financial Group
1st Lien Term Loan, 5.69%, (3M LIBOR + 3.25%), 06/26/25 (b)	815	783
2nd Lien Term Loan, 9.19%, (3M LIBOR + 6.75%), 06/26/26 (b)	65	62
GTCR Valor Cos. Inc.
Term Loan B-1, 5.14%, (3M LIBOR + 2.75%), 06/30/23 (b)	650	623
Gulf Finance LLC
Term Loan B, 7.64%, (3M LIBOR + 5.25%), 08/25/23 (b)	891	676
ION Trading Technologies SARL
Incremental Term Loan B, 6.52%, (1M LIBOR + 4.00%), 11/21/24 (b) (g)	814	767
McDermott Technology Americas Inc.
1st Lien Term Loan, 7.52%, (3M LIBOR + 5.00%), 04/04/25 (b)	246	229
Sedgwick Claims Management Services Inc.
Term Loan B, 0.00%, (3M LIBOR + 3.25%), 11/06/25 (b) (j)	220	210
SolarWinds Holdings Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 02/06/24 (b)	524	503
Solera LLC
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 03/03/23 (b)	1,156	1,088
TKC Holdings Inc.
1st Lien Term Loan, 6.28%, (3M LIBOR + 3.75%), 02/08/23 (b)	1,263	1,197
York Risk Services Holding Corp.
Term Loan B, 6.09%, (3M LIBOR + 3.75%), 10/01/21 (b)	708	659
		14,853
Health Care 1.2%
Air Methods Corp.
Term Loan B, 5.89%, (3M LIBOR + 3.50%), 04/12/24 (b)	620	488
Amneal Pharmaceuticals LLC
Term Loan B, 5.87%, (3M LIBOR + 3.50%), 03/26/25 (b)	676	639

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

62

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Change Healthcare Holdings Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 - 02/03/24 (b)	896	848
CHG Healthcare Services Inc.
1st Lien Term Loan B, 5.52%, (3M LIBOR + 3.00%), 06/07/23 (b)	444	425
1st Lien Term Loan B, 5.53%, (3M LIBOR + 3.00%), 06/07/23 (b)	791	757
Concentra Inc.
1st Lien Term Loan, 5.13%, (3M LIBOR + 2.75%), 06/01/22 (b)	140	134
CVS Holdings I LP
1st Lien Term Loan, 5.28%, (3M LIBOR + 2.75%), 02/01/25 (b)	446	421
DentalCorp Perfect Smile ULC
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 05/09/25 (b)	537	520
1st Lien Delayed Draw Term Loan, 6.27%, (3M LIBOR + 3.75%), 06/01/25 (b)	77	73
Equian LLC
Term Loan B, 5.76%, (3M LIBOR + 3.25%), 05/20/24 (b)	1,082	1,044
Gentiva Health Services Inc.
1st Lien Term Loan, 6.31%, (3M LIBOR + 3.75%), 06/20/25 (b)	1,034	1,001
2nd Lien Term Loan, 9.56%, (3M LIBOR + 7.00%), 06/21/26 (b) (g)	265	264
Global Medical Response Inc.
Term Loan B-1, 5.68%, (3M LIBOR + 3.25%), 04/28/22 (b)	677	630
Jaguar Holding Co. II
Term Loan, 4.84%, (3M LIBOR + 2.50%), 08/18/22 (b)	1,359	1,288
Kindred Healthcare Inc.
1st Lien Term Loan, 7.56%, (3M LIBOR + 5.00%), 06/21/25 (b) (g)	439	408
MedRisk Inc.
1st Lien Term Loan, 5.27%, (3M LIBOR + 2.75%), 01/24/25 (b)	139	133
MPH Acquisition Holdings LLC
Term Loan B, 5.55%, (3M LIBOR + 2.75%), 06/07/23 (b)	1,354	1,280
Parexel International Corp.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 08/06/24 (b)	684	616
Radiology Partners Holdings LLC
1st Lien Term Loan B, 6.66%, (3M LIBOR + 4.25%), 06/28/25 (b)	404	395
1st Lien Term Loan B, 6.87%, (3M LIBOR + 4.25%), 06/28/25 (b)	404	395
Select Medical Corp.
Term Loan B, 7.00%, (3M PRIME + 1.50%), 02/13/24 (b)	1	1
Term Loan B, 4.96%, (3M LIBOR + 2.50%), 06/30/24 (b)	1,320	1,260
Sound Inpatient Physicians
1st Lien Term Loan, 5.27%, (3M LIBOR + 2.75%), 06/19/25 (b)	413	396
Universal Health Services Inc.
Term Loan, 0.00%, (3M LIBOR + 3.00%), 10/10/25 (b) (g) (j)	230	222
Valeant Pharmaceuticals International Inc.
Term Loan B, 5.38%, (3M LIBOR + 3.00%), 05/19/25 (b)	135	128
Term Loan B, 5.13%, (3M LIBOR + 2.75%), 11/26/25 (b)	415	393
Verscend Holding Corp.
Term Loan B, 7.02%, (3M LIBOR + 4.50%), 08/08/25 (b)	942	909
Wink Holdco Inc.
1st Lien Term Loan B, 5.52%, (3M LIBOR + 3.00%), 11/02/24 (b) (e)	1,178	1,114
		16,182
Industrials 1.3%
Achilles Acquisition LLC
Term Loan , 6.56%, (3M LIBOR + 4.00%), 10/13/25 (b)	220	216
	Shares/Par[1]	Value ($)
Brand Energy & Infrastructure Services Inc.
Term Loan, 6.73%, (3M LIBOR + 4.25%), 06/16/24 - 06/17/24 (b)	267	253
Term Loan, 6.76%, (3M LIBOR + 4.25%), 06/17/24 (b)	80	76
Brookfield WEC Holdings Inc.
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 07/26/25 (b)	635	614
Comet Acquisition Inc.
Term Loan, 6.28%, (3M LIBOR + 3.50%), 10/23/25 (b) (e)	105	103
Compass Power Generation LLC
Term Loan B, 6.02%, (3M LIBOR + 3.50%), 12/20/24 (b)	650	640
CPM Holdings Inc.
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 10/25/25 (b)	105	103
DAE Aviation Holdings Inc.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 06/25/22 (b)	376	371
EAB Global Inc.
1st Lien Term Loan, 6.19%, (3M LIBOR + 3.75%), 08/15/22 (b) (g)	3	3
1st Lien Term Loan, 6.41%, (3M LIBOR + 3.75%), 08/15/22 (b) (e) (g)	1,228	1,163
EXC Holdings III Corp.
1st Lien Term Loan, 6.30%, (1M LIBOR + 3.50%), 11/16/24 (b)	767	739
Filtration Group Corp.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 03/27/25 (b)	238	229
Gates Global LLC
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 04/01/24 (b)	771	731
KBR Inc.
Term Loan B, 6.27%, (3M LIBOR + 3.75%), 03/29/25 (b)	532	520
Kenan Advantage Group Inc.
Term Loan, 5.52%, (1M LIBOR + 3.00%), 07/22/22 (b)	408	393
Milacron LLC
Term Loan B, 4.84%, (3M LIBOR + 2.50%), 09/23/23 (b)	1,379	1,289
Monitronics International Inc.
Term Loan B-2, 8.30%, (3M LIBOR + 5.50%), 09/30/22 (b)	354	313
Pike Corp.
Term Loan B, 6.03%, (3M LIBOR + 3.50%), 03/13/25 (b)	339	331
Pisces Midco Inc.
Term Loan, 6.18%, (3M LIBOR + 3.75%), 04/12/25 (b)	1,124	1,023
PODS LLC
1st Lien Term Loan, 5.18%, (3M LIBOR + 2.75%), 11/21/24 (b)	1,309	1,251
Robertshaw US Holding Corp.
1st Lien Term Loan, 6.06%, (3M LIBOR + 3.50%), 02/14/25 (b)	822	746
SMG Holdings Inc.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 01/11/25 (b)	600	580
Southern Graphics Inc.
Term Loan B, 5.74%, (1M LIBOR + 3.25%), 12/31/22 (b)	646	605
Term Loan B, 5.77%, (1M LIBOR + 3.25%), 12/31/22 (b)	580	543
SRS Distribution Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 05/19/25 (b)	135	125
Syncreon Global Finance (US) Inc.
Term Loan B, 6.78%, (3M LIBOR + 4.25%), 10/28/20 (b)	473	414
Tempo Acquisition LLC
Term Loan, 5.34%, (3M LIBOR + 3.00%), 04/20/24 (b)	1,059	1,012
Titan Acquisition Ltd.
Term Loan B, 5.52%, (3M LIBOR + 3.00%), 03/16/25 (b)	546	498

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

63

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
TransDigm Inc.
Term Loan F, 5.02%, (1M LIBOR + 2.50%), 06/09/23 (b)	1,317	1,239
USIC Holdings Inc.
Term Loan B, 5.77%, (3M LIBOR + 3.25%), 12/09/23 (b)	104	99
West Corp.
Term Loan, 6.53%, (3M LIBOR + 4.00%), 10/03/24 (b)	573	525
WP CPP Holdings LLC
Term Loan, 6.28%, (3M LIBOR + 3.75%), 04/30/25 (b)	728	702
Yak Access LLC
1st Lien Term Loan B, 7.52%, (3M LIBOR + 5.00%), 06/29/25 (b) (e) (g)	380	316
		17,765
Information Technology 1.7%
Access CIG LLC
1st Lien Term Loan, 6.46%, (3M LIBOR + 3.75%), 02/14/25 (b)	657	637
Almonde Inc.
1st Lien Term Loan, 6.30%, (3M LIBOR + 3.50%), 04/26/24 (b)	708	658
2nd Lien Term Loan, 10.05%, (3M LIBOR + 7.25%), 04/27/25 (b)	275	252
Applied Systems Inc.
1st Lien Term Loan, 5.39%, (3M LIBOR + 3.00%), 09/06/24 (b)	1,271	1,209
Ascend Learning LLC
Term Loan B, 5.52%, (3M LIBOR + 3.00%), 06/29/24 (b)	223	210
Avaya Inc.
Term Loan B, 6.69%, (3M LIBOR + 4.25%), 12/14/24 (b)	319	308
Term Loan B, 6.71%, (3M LIBOR + 4.25%), 12/14/24 (b)	525	506
Blackhawk Network Holdings Inc.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 05/31/25 (b)	363	345
BMC Software Finance Inc.
Term Loan B, 7.05%, (3M LIBOR + 4.25%), 06/30/25 (b)	816	786
Bright Bidco BV
Term Loan B, 6.02%, (3M LIBOR + 3.50%), 06/28/24 (b) (e)	236	197
Term Loan B, 6.30%, (3M LIBOR + 3.50%), 06/28/24 (b) (e)	493	411
Colorado Buyer Inc.
Term Loan B, 5.38%, (1M LIBOR + 3.00%), 03/15/24 (b)	918	877
2nd Lien Term Loan, 9.63%, (3M LIBOR + 7.25%), 05/01/25 (b) (e)	125	114
Cvent Inc.
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 11/30/24 (b) (g)	1,166	1,113
Dynatrace LLC
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 08/08/25 (b)	240	232
Flexential Intermediate Corp.
1st Lien Term Loan, 6.31%, (3M LIBOR + 3.50%), 07/24/24 (b)	1,615	1,464
Flexera Software LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 01/24/25 (b)	737	708
Hyland Software Inc.
2nd Lien Term Loan, 9.34%, (3M LIBOR + 7.00%), 05/24/25 - 07/10/25 (b)	215	211
Information Resources Inc.
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 11/06/25 (b)	655	637
Kronos Inc.
Term Loan B, 5.54%, (3M LIBOR + 3.00%), 11/01/23 (b)	1,230	1,166
Mitchell International Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 11/21/24 (b)	1,221	1,174
2nd Lien Term Loan, 9.77%, (3M LIBOR + 7.25%), 12/01/25 (b)	267	258
	Shares/Par[1]	Value ($)
MLN US HoldCo LLC
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 07/13/25 (b)	845	817
2nd Lien Term Loan, 11.27%, (3M LIBOR + 8.75%), 07/13/26 (b) (e)	200	194
Plantronics Inc.
Term Loan B, 0.00%, (3M LIBOR + 2.50%), 06/01/25 (b) (j)	80	77
Term Loan B, 5.02%, (3M LIBOR + 2.50%), 06/01/25 (b)	565	542
Project Alpha Intermediate Holding Inc.
Term Loan B, 5.94%, (3M LIBOR + 3.50%), 04/26/24 (b)	1,305	1,252
Radiate Holdco LLC
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 12/09/23 (b)	1,134	1,067
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (b)	845	803
Renaissance Holding Corp.
Term Loan, 5.77%, (3M LIBOR + 3.25%), 05/21/25 (b)	662	612
Sirius Computer Solutions Inc.
Term Loan, 6.77%, (3M LIBOR + 4.25%), 10/30/22 (b)	766	753
Sophia LP
Term Loan B, 6.05%, (1M LIBOR + 3.25%), 09/30/22 (b)	1,223	1,175
SS&C Technologies Inc.
Term Loan B-5, 4.59%, (3M LIBOR + 2.25%), 04/16/25 (b)	474	446
VeriFone Inc.
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.00%), 08/09/25 (b)	369	356
Vertafore Inc.
1st Lien Term Loan, 6.05%, (3M LIBOR + 3.25%), 06/04/25 (b)	810	768
Web.com Group Inc.
Term Loan B, 6.17%, (3M LIBOR + 3.75%), 09/17/25 (b)	710	682
2nd Lien Term Loan, 10.17%, (3M LIBOR + 7.75%), 09/17/26 (b) (e)	202	200
		23,217
Materials 0.7%
Aleris International Inc.
Term Loan, 7.25%, (3M LIBOR + 4.75%), 04/15/23 (b)	473	468
ASP MCS Unifrax Holdings Inc.
Term Loan B, 6.53%, (3M LIBOR + 3.75%), 11/05/25 (b)	340	322
Avantor Inc.
1st Lien Term Loan, 6.57%, (3M LIBOR + 3.75%), 09/22/24 (b)	928	897
BOYD Corp.
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 08/15/25 (b)	853	801
BWAY Holding Co.
Term Loan B, 5.66%, (3M LIBOR + 3.25%), 04/03/24 (b)	454	426
Forterra Finance LLC
Term Loan B, 5.52%, (1M LIBOR + 3.00%), 10/25/23 (b)	767	690
GrafTech Finance Inc.
Term Loan B, 6.02%, (3M LIBOR + 3.50%), 02/01/25 (b)	810	765
Klockner-Pentaplast of America Inc.
Term Loan B-2, 6.77%, (3M LIBOR + 4.25%), 06/30/22 (b)	1,267	1,027
Messer Industries GmbH
Term Loan, 0.00%, (3M LIBOR + 2.50%), 09/19/25 (b) (j)	405	383
Phoenix Services International LLC
Term Loan, 6.14%, (3M LIBOR + 3.75%), 01/29/25 (b)	174	167
Pro Mach Group Inc.
Term Loan B, 5.43%, (3M LIBOR + 3.00%), 03/07/25 (b)	461	437

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

64

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Reynolds Group Holdings Inc.
Term Loan, 5.09%, (3M LIBOR + 2.75%), 02/05/23 (b)	843	800
Schenectady International Group Inc.
1st Lien Term Loan, 7.19%, (3M LIBOR + 4.75%), 08/21/25 (b) (e) (g)	160	154
Solenis International LP
1st Lien Term Loan, 0.00%, (3M LIBOR + 4.00%), 12/18/25 (b) (j)	110	106
1st Lien Term Loan, 6.71%, (3M LIBOR + 4.00%), 12/18/25 (b)	677	653
2nd Lien Term Loan, 11.21%, (3M LIBOR + 8.50%), 06/18/26 (b) (e) (g)	140	132
Starfruit Finco BV
Term Loan B, 5.60%, (3M LIBOR + 3.25%), 09/20/25 (b)	815	779
Vantage Specialty Chemicals Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.50%), 10/20/24 (b) (j)	210	202
		9,209
Real Estate 0.0%
Capital Automotive LP
2nd Lien Term Loan, 8.52%, (3M LIBOR + 6.00%), 03/21/25 (b)	114	112
Forest City Enterprises LP
Term Loan B, 0.00%, (3M LIBOR + 4.00%), 10/23/25 (b) (j)	415	404
		516
Utilities 0.0%
Edgewater Generation LLC
Term Loan, 6.27%, (3M LIBOR + 3.75%), 11/29/25 (b)	435	425
NEP/NCP Holdco Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.25%), 10/05/25 (b) (j)	250	239
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/05/25 (b)	90	86
2nd Lien Term Loan, 9.52%, (3M LIBOR + 7.00%), 10/05/26 (b)	65	61
		811
Total Senior Loan Interests (cost $131,023)		123,952
GOVERNMENT AND AGENCY OBLIGATIONS 25.5%
Collateralized Mortgage Obligations 7.7%
Federal Home Loan Mortgage Corp.
Series HA-4582, REMIC, 3.00%, 09/15/45	3,353	3,317
Series QA-4060, REMIC, 1.50%, 09/15/26	3,201	3,098
Series AN-4030, REMIC, 1.75%, 04/15/27	5,763	5,593
Series CD-4484, REMIC, 1.75%, 07/15/30	5,049	4,864
Series BA-4642, REMIC, 3.00%, 02/15/41	6,704	6,678
Series A-4734, REMIC, 3.00%, 07/15/42	6,403	6,367
Series FA-4125, REMIC, 2.81%, (1M USD LIBOR + 0.35%), 11/15/42 (b)	4,694	4,676
Series LA-4738, REMIC, 3.00%, 11/15/43	6,448	6,398
Series CF-4750, REMIC, 2.81%, (1M USD LIBOR + 0.35%), 01/15/48 (b)	8,562	8,511
Federal National Mortgage Association
Series 2012-FK-56, 2.96%, (1M USD LIBOR + 0.45%), 06/25/42 (b)	5,911	5,906
Series 2018-HF-70, 2.86%, (1M USD LIBOR + 0.35%), 10/25/58 (b)	9,658	9,638
Series 2016-PA-72, REMIC, 3.00%, 07/25/46	4,987	4,935
Series 2018-FA-55, REMIC, 2.81%, (1M USD LIBOR + 0.30%), 08/25/48 (b)	9,314	9,270
Series 2018-FA-64, REMIC, 2.86%, (1M USD LIBOR + 0.35%), 09/25/48 (b)	8,595	8,532
Series 2018-FA-77, REMIC, 2.81%, (1M USD LIBOR + 0.30%), 10/25/48 (b)	7,697	7,661
Series 2017-FA-96, REMIC, 2.91%, (1M USD LIBOR + 0.40%), 12/25/57 (b)	10,080	10,089
		105,533
Commercial Mortgage-Backed Securities 0.0%
Federal Home Loan Mortgage Corp.
Interest Only, Series X1-K722, REMIC, 1.31%, 03/25/23 (b)	12,688	558
	Shares/Par[1]	Value ($)
Mortgage-Backed Securities 0.9%
Federal Home Loan Mortgage Corp.
3.50%, 09/01/32	8,154	8,265
Federal National Mortgage Association
2.35%, (12M USD LIBOR + 1.63%), 11/01/42 (b)	3,746	3,818
		12,083
Sovereign 1.3%
Argentina Republic Government International Bond
5.63%, 01/26/22	1,300	1,098
Banco del Estado de Chile
2.67%, 01/08/21 (c)	300	293
3.88%, 02/08/22	2,400	2,379
Banco Latinoamericano de Comercio Exterior SA
3.25%, 05/07/20	2,000	1,977
Chile Government International Bond
3.25%, 09/14/21	1,000	1,002
2.25%, 10/30/22	2,900	2,797
Costa Rica Government International Bond
10.00%, 08/01/20	400	420
Dominican Republic International Bond
7.50%, 05/06/21	1,500	1,545
Export-Import Bank of India
2.75%, 04/01/20	300	296
3.13%, 07/20/21	2,000	1,966
Indonesia Government International Bond
4.88%, 05/05/21	1,000	1,022
3.70%, 01/08/22	1,200	1,189
3.70%, 01/08/22 (c)	200	198
Israel Government International Bond
4.00%, 06/30/22	1,500	1,540
Mexico Government International Bond
3.63%, 03/15/22	500	495
		18,217
Treasury Inflation Indexed Securities 4.6%
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/19 (k) (l)	63,783	62,856
U.S. Treasury Securities 11.0%
U.S. Treasury Note
2.25%, 03/31/20	13,400	13,346
1.50%, 08/15/20 (k)	27,300	26,848
1.63%, 10/15/20 (k)	20,000	19,687
2.75%, 08/15/21 (k)	20,000	20,137
2.00%, 08/31/21 (k)	31,750	31,358
2.13%, 09/30/21 (k)	31,650	31,353
1.88%, 01/31/22	9,100	8,938
		151,667
Total Government And Agency Obligations (cost $353,322)		350,914
SHORT TERM INVESTMENTS 5.1%
Investment Companies 1.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (m) (n)	23,708	23,708
Treasury Securities 3.4%
U.S. Treasury Bill
2.31%, 02/21/19 (k) (o)	22,450	22,376
2.41%, 08/15/19 (k) (o)	25,000	24,608
		46,984
Total Short Term Investments (cost $70,714)		70,692
Total Investments 108.1% (cost $1,508,319)		1,488,594
Other Derivative Instruments (8.6)%		(118,565)
Other Assets and Liabilities, Net 0.5%		7,469
Total Net Assets 100.0%		1,377,498

(a)  The Fund had an unfunded commitment at December 31, 2018. See Unfunded Commitments in the Schedules of Investments.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

65

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Shares/Par[1]	Value ($)

(b)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $633,844 and 46.0%, respectively.

(d)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(e)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(f)   Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(g)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h)   Perpetual security. Next contractual call date presented, if applicable.

(i)   Security issued with a zero coupon. Income is recognized through the accretion of discount.

(j)   This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(k)  All or a portion of the security is pledged or segregated as collateral.

(l)  Treasury inflation indexed note, par amount is adjusted for inflation.

(m)  Investment in affiliate.

(n)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(o)   The coupon rate represents the yield to maturity.

JNL/FPA + DoubleLine Flexible Allocation Fund (a)
COMMON STOCKS 63.8%
Communication Services 15.3%
Alphabet Inc. - Class A (b)	33	34,212
Alphabet Inc. - Class C (b)	33	34,124
Baidu.com - Class A - ADR (b)	244	38,732
Charter Communications Inc. - Class A (b)	108	30,792
Comcast Corp. - Class A	1,151	39,181
Facebook Inc. - Class A (b)	229	30,022
Naspers Ltd. - Class N	200	39,926
		246,989
Consumer Discretionary 5.1%
Expedia Group Inc.	157	17,637
JD.com Inc. - Class A - ADR (b)	900	18,827
Media Group Holdings LLC (b) (c) (d) (e) (f)	33,207	384
Mohawk Industries Inc. (b)	218	25,476
WPP Plc	1,893	20,500
		82,824
Energy 1.6%
Kinder Morgan Inc.	1,643	25,271
Financials 16.5%
Ally Financial Inc.	950	21,534
American International Group Inc. (g)	1,516	59,745
Aon Plc - Class A (g)	197	28,637
Bank of America Corp. (g)	1,520	37,444
	Shares/Par[1]	Value ($)
Citigroup Inc.	692	36,051
Groupe Bruxelles Lambert SA (e)	389	33,983
Royal Bank of Scotland Group Plc	6,941	19,394
Wells Fargo & Co.	622	28,669
		265,457
Health Care 1.7%
Mylan NV (b) (g)	1,008	27,618
Industrials 5.7%
Arconic Inc. (g)	2,559	43,153
Jardine Strategic Holdings Ltd. (e)	283	10,405
United Technologies Corp. (g)	355	37,774
		91,332
Information Technology 11.9%
Analog Devices Inc. (g)	465	39,917
Broadcom Inc. (g)	191	48,547
Microsoft Corp. (g)	309	31,340
NAVER Corp.	89	9,695
Nexon Co. Ltd. (b)	852	10,895
Oracle Corp.	338	15,259
TE Connectivity Ltd.	474	35,848
		191,501
Materials 5.3%
Alcoa Corp. (b) (g)	124	3,301
Glencore Plc	6,648	24,743
HeidelbergCement AG	420	25,841
LafargeHolcim Ltd.	757	31,313
		85,198
Utilities 0.7%
PG&E Corp. (b)	481	11,436
Total Common Stocks (cost $1,153,913)		1,027,626
PREFERRED STOCKS 0.7%
Consumer Discretionary 0.7%
Porsche Automobil Holding SE (h)	201	11,909
Total Preferred Stocks (cost $11,920)		11,909
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.3%
Allegro CLO VII Ltd.
Series 2018-A-1A, 3.49%, (3M USD LIBOR + 1.10%), 06/13/31 (i) (j)	1,000	987
ALM XIX LLC
Series 2016-A1-19A, 3.99%, (3M USD LIBOR + 1.55%), 07/15/28 (i) (j)	5,000	5,000
Series 2016-A2-19A, 4.64%, (3M USD LIBOR + 2.20%), 07/15/28 (i) (j)	5,000	4,987
Arcadia Receivables Credit Trust
Series 2017-A-1, 3.25%, 06/15/23 (j)	340	340
Ashford Hospitality Trust
Series 2018-A-ASHF, 3.36%, (1M USD LIBOR + 0.90%), 04/15/22 (i) (j)	835	823
Assurant CLO III Ltd.
Series 2018-A-2A, 3.39%, (3M USD LIBOR + 1.23%), 10/20/31 (i) (j)	1,000	986
Atrium Hotel Portfolio Trust
Series 2017-E-ATRM, 5.51%, (1M USD LIBOR + 3.05%), 12/16/19 (i) (j)	949	919
Bank of America Merrill Lynch Commercial Mortgage Trust
Interest Only, Series 2017-XA, REMIC, 0.87%, 07/16/60 (i)	15,380	817
BBCMS Mortgage Trust
Series 2018-A-TALL, REMIC, 3.18%, (1M USD LIBOR + 0.72%), 03/16/20 (i) (j)	612	606
BBCMS Trust
Series 2017-C-DELC, REMIC, 3.66%, (1M USD LIBOR + 1.20%), 08/15/19 (i) (j)	194	191
Series 2017-D-DELC, REMIC, 4.16%, (1M USD LIBOR + 1.70%), 08/15/19 (i) (j)	221	218
Series 2017-E-DELC, REMIC, 4.96%, (1M USD LIBOR + 2.50%), 08/15/19 (i) (j)	445	438
Series 2017-F-DELC, REMIC, 5.96%, (1M USD LIBOR + 3.50%), 08/15/19 (i) (j)	444	434
Series 2018-A-BXH, REMIC, 3.46%, (1M USD LIBOR + 1.00%), 10/15/20 (i) (j)	248	247
Series 2014-E-BXO, REMIC, 6.21%, (1M USD LIBOR + 3.75%), 08/15/27 (i) (j)	1,094	1,094

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

66

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Interest Only, Series 2017-XA-C1, REMIC, 1.51%, 02/15/50 (i)	9,955	896
Bear Stearns Alt-A Trust
Series 2006-31A1-4, REMIC, 4.01%, 07/25/36 (i)	6,700	6,321
Benefit Street Partners CLO III Ltd.
Series 2013-A1R-IIIA, 3.72%, (3M USD LIBOR + 1.25%), 07/20/29 (i) (j)	1,000	992
BSPRT Ltd.
Series 2017-AS-FL2, 3.56%, (1M USD LIBOR + 1.10%), 10/16/34 (i) (j)	131	129
Series 2017-B-FL2, 3.86%, (1M USD LIBOR + 1.40%), 10/16/34 (i) (j)	131	129
BX Trust
Series 2017-D-SLCT, 4.51%, (1M USD LIBOR + 2.05%), 07/15/19 (i) (j)	306	299
Series 2017-E-SLCT, 5.61%, (1M USD LIBOR + 3.15%), 07/15/19 (i) (j)	518	505
Series 2018-A-GW, 3.26%, (1M USD LIBOR + 0.80%), 05/15/20 (i) (j)	100	99
Series 2018-D-GW, 4.23%, (1M USD LIBOR + 1.77%), 05/15/20 (i) (j)	100	99
Series 2018-A-IND, 3.21%, (1M USD LIBOR + 0.75%), 10/15/20 (i) (j)	920	911
Series 2018-F-MCSF, REMIC, 5.05%, (1M USD LIBOR + 2.65%), 04/15/20 (i) (j)	910	889
Series 2018-A-EXCL, REMIC, 3.54%, (1M USD LIBOR + 1.09%), 09/15/20 (i) (j)	248	246
Carbone CLO Ltd.
Series 2017-A1-1A, 3.61%, (3M USD LIBOR + 1.14%), 01/21/31 (i) (j)	1,000	988
CFCRE Commercial Mortgage Trust
Interest Only, Series 2017-XB-C8, 0.95%, 06/15/50 (i)	4,001	267
Interest Only, Series 2017-XA-C8, 1.66%, 06/15/50 (i)	10,993	1,052
CFIP CLO Ltd.
Series 2014-AR-1A, 3.76%, (3M USD LIBOR + 1.32%), 07/13/29 (i) (j)	1,000	992
CG-CCRE Commercial Mortgage Trust
Series 2014-A-FL2, REMIC, 4.31%, (1M USD LIBOR + 1.85%), 11/15/31 (i) (j)	138	138
CHL Mortgage Pass-Through Trust
Series 2007-1A2-15, REMIC, 6.25%, 09/25/37	2,704	2,334
CHT Mortgage Trust
Series 2017-F-CSMO, REMIC, 6.20%, (1M USD LIBOR + 3.74%), 11/15/19 (i) (j)	331	325
Citigroup Commercial Mortgage Trust
Interest Only, Series 2016-XA-GC36, REMIC, 1.30%, 02/10/49 (i)	3,168	219
Citigroup Mortgage Loan Trust Inc.
Series 2018-A1-C, 4.13%, 03/25/59 (j)	2,986	3,000
Series 2007-1A1A-AR8, REMIC, 3.88%, 08/25/37 (i)	1,892	1,746
CLNS Trust
Series 2017-D-IKPR, 4.45%, (1M USD LIBOR + 2.05%), 06/13/19 (i) (j)	654	648
Series 2017-E-IKPR, 5.90%, (1M USD LIBOR + 3.50%), 06/13/19 (i) (j)	654	646
CLUB Credit Trust
Series 2018-A-NP1, 2.99%, 03/15/19 (j)	139	139
Cold Storage Trust
Series 2017-C-ICE3, 3.81%, (1M USD LIBOR + 1.35%), 04/15/24 (i) (j)	661	652
Colony Starwood Homes Trust
Series 2016-D-2A, REMIC, 4.81%, (1M USD LIBOR + 2.35%), 12/19/33 (i) (j)	741	742
COLT Mortgage Loan Trust
Series 2017-A3-1, 3.07%, 05/27/47 (i) (j)	1,564	1,535
COMM Mortgage Trust
Series 2018-A-HCLV, 3.46%, 09/15/20 (i) (j)	1,176	1,164
Interest Only, Series 2013-XA-LC6, REMIC, 1.36%, 01/12/23 (i)	13,091	573
Series 2014-C-FL5, REMIC, 3.69%, (1M USD LIBOR + 2.15%), 10/15/31 (i) (j)	925	919
Interest Only, Series 2013-XA-CR9, REMIC, 0.12%, 07/10/45 (i)	64,135	257
	Shares/Par[1]	Value ($)
Commercial Mortgage Trust
Interest Only, Series 2017-XA-CD4, REMIC, 1.32%, 04/12/27 (i)	5,262	407
Consumer Loan Underlying Bond Credit Trust
Series 2018-A-P1, 3.39%, 07/15/25 (j)	1,093	1,091
Credit Suisse Mortgage Trust
Series 2018-A-TOP, 3.46%, (1M USD LIBOR + 1.00%), 08/17/20 (i) (j)	1,200	1,193
Series 2017-C-LSTK, REMIC, 3.23%, 04/07/21 (j)	310	305
Series 2017-D-LSTK, REMIC, 3.44%, 04/07/21 (i) (j)	369	361
Series 2017-E-LSTK, REMIC, 3.44%, 04/07/21 (i) (j)	340	331
Interest Only, Series 2017-XB-LSTK, REMIC, 0.32%, 04/05/33 (i) (j)	1,967	6
Interest Only, Series 2017-XA-LSTK, REMIC, 0.68%, 04/05/33 (i) (j)	5,407	43
CSAIL Commercial Mortgage Trust
Interest Only, Series 2017-XA-CX9, REMIC, 1.03%, 08/17/27 (i)	18,800	805
CSMC Trust
Series 2018-A1-RPL7, REMIC, 4.00%, 09/25/21 (j)	4,916	4,922
Series 2017-D-CHOP, REMIC, 4.36%, (1M USD LIBOR + 1.90%), 07/15/32 (i) (j)	986	976
CVP CLO Ltd.
Series 2017-A-1A, 3.81%, (3M USD LIBOR + 1.34%), 07/20/30 (i) (j)	1,000	991
Series 2017-A-2A, 3.66%, (3M USD LIBOR + 1.19%), 01/20/31 (i) (j)	1,000	982
Earnest Student Loan Program LLC
Series 2016-A2-B, 3.02%, 05/25/34 (j)	2,986	2,976
FREMF Mortgage Trust
Series 2016-B-KF22, REMIC, 7.40%, (1M USD LIBOR + 5.05%), 07/25/23 (i) (j)	601	630
Galaxy XXII CLO Ltd.
Series 2016-A2R-22A, 3.29%, (3M USD LIBOR + 0.85%), 07/17/28 (i) (j)	1,500	1,472
GCAT LLC
Series 2018-A1-2, 4.09%, 06/25/21 (j) (k)	3,735	3,699
GMAC Commercial Mortgage Securities Inc.
Series 2004-E-C3, REMIC, 5.14%, 12/10/41 (i) (j)	1,087	1,086
GPMT Ltd.
Series 2018-A-FL1, 3.38%, (1M USD LIBOR + 0.90%), 12/19/20 (i) (j)	897	886
Great Wolf Trust
Series 2017-D-WOLF, 4.71%, (1M USD LIBOR + 2.10%), 09/16/19 (i) (j)	302	295
Series 2017-E-WOLF, 5.71%, (1M USD LIBOR + 3.10%), 09/16/19 (i) (j)	468	461
Series 2017-F-WOLF, 6.68%, (1M USD LIBOR + 4.07%), 09/16/19 (i) (j)	249	245
Greywolf CLO VII Ltd.
Series 2018-A1-7A, 3.82%, (3M USD LIBOR + 1.18%), 10/20/31 (i) (j)	1,000	982
GS Mortgage Securities Corp. II
Interest Only, Series 2017-XA-GS8, 0.98%, 11/10/50 (i)	12,575	819
GS Mortgage Securities Trust
Series 2017-E-500K, 3.96%, (1M USD LIBOR + 1.50%), 07/15/19 (i) (j)	462	457
Series 2017-F-500K, 4.26%, (1M USD LIBOR + 1.80%), 07/15/19 (i) (j)	317	312
Interest Only, Series 2016-XA-GS3, 1.27%, 10/10/49 (i)	9,307	657
Interest Only, Series 2013-XA-GC10, REMIC, 1.52%, 02/10/46 (i)	12,547	636
Interest Only, Series 2016-XA-GS2, REMIC, 1.66%, 05/10/49 (i)	13,936	1,171
Series 2018-E-FBLU, REMIC, 5.21%, 11/15/20 (j)	445	438
Series 2018-A-TWR, REMIC, 3.36%, (1M USD LIBOR + 0.90%), 07/15/21 (i) (j)	800	798
Series 2018-D-TWR, REMIC, 4.06%, (1M USD LIBOR + 1.60%), 07/15/21 (i) (j)	800	795

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

67

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Jamestown CLO IV Ltd.
Series 2014-A1AR-4A, 3.13%, (3M USD LIBOR + 0.69%), 07/15/26 (i) (j)	2,487	2,465
JPMBB Commercial Mortgage Securities Trust
Interest Only, Series 2016-XA-C2, REMIC, 1.69%, 05/15/26 (i)	18,440	1,409
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2017-C-MAUI, REMIC, 3.64%, (1M USD LIBOR + 1.25%), 07/15/19 (i) (j)	254	252
Series 2017-D-MAUI, REMIC, 4.34%, (1M USD LIBOR + 1.95%), 07/15/19 (i) (j)	238	235
Series 2017-E-MAUI, REMIC, 5.34%, (1M USD LIBOR + 2.95%), 07/15/19 (i) (j)	211	208
Series 2017-F-MAUI, REMIC, 6.14%, (1M USD LIBOR + 3.75%), 07/15/19 (i) (j)	297	295
Series 2018-EFL-WPT, REMIC, 4.98%, (1M USD LIBOR + 2.60%), 07/07/23 (i) (j)	788	783
Series 2006-AMS-LDP9, REMIC, 5.34%, 05/15/47	1,138	1,130
Kabbage Asset Securitization LLC
Series 2017-A-1, 4.57%, 03/15/20 (j)	7,000	7,055
Kingsland VIII Ltd.
Series 2018-A-8A, 3.59%, (3M USD LIBOR + 1.12%), 04/21/31 (i) (j)	1,000	978
LCCM Mortgage Trust
Series 2014-MRC-PKMD, REMIC, 2.86%, 11/18/19 (i) (j)	1,018	1,010
Legacy Mortgage Asset Trust
Series 2018-A1-GS2, 4.00%, 06/25/20 (j) (k)	9,642	9,644
Lendmark Funding Trust
Series 2017-A-1A, 2.83%, 12/22/25 (j)	4,000	3,948
Marble Point CLO XI Ltd.
Series 2017-A-2A, 3.62%, (3M USD LIBOR + 1.18%), 12/18/30 (i) (j)	1,000	988
Midocean Credit CLO VII
Series 2017-A1-7A, 3.76%, (3M USD LIBOR + 1.32%), 07/16/29 (i) (j)	4,000	3,969
Milos CLO Ltd.
Series 2017-A-1A, 3.72%, (3M USD LIBOR + 1.25%), 10/20/30 (i) (j)	4,000	3,971
Morgan Stanley Bank of America Merrill Lynch Trust
Interest Only, Series 2014-LNCX-C19, REMIC, 0.60%, 12/17/46 (j)	24,696	778
MSCG Trust
Series 2018-A-SELF, 3.36%, (1M USD LIBOR + 0.90%), 10/15/20 (i) (j)	922	908
Ocean Trails CLO V
Series 2014-ARR-5A, 3.79%, (3M USD LIBOR + 1.28%), 10/13/31 (i) (j)	1,000	985
Octagon Investment Partners XXVII Ltd.
Series 2016-D-R-27R, 5.39%, (3M USD LIBOR + 2.95%), 07/15/30 (i) (j)	1,000	913
OFSI Fund V Ltd.
Series 2018-A-1A, 3.49%, (3M USD LIBOR + 1.15%), 07/15/31 (i) (j)	1,500	1,468
Park Avenue Institutional Advisers CLO Ltd.
Series 2016-A1R-1A, 3.88%, (3M USD LIBOR + 1.20%), 08/25/31 (i) (j)	1,500	1,472
Pretium Mortgage Credit Partners I LLC
Series 2018-A1-NLP3, 4.13%, 07/28/21 (j) (k)	2,585	2,565
PRPM LLC
Series 2017-2, 3.47%, 09/25/20 (j) (k)	5,817	5,788
RAIT Financial Trust
Series 2017-AS-FL7, 3.76%, (1M USD LIBOR + 1.30%), 06/15/37 (i) (j)	214	214
RCO Trust
Series 2017-A-INV1, REMIC, 3.20%, 11/25/52 (i) (j)	5,551	5,483
Series 2017-M1-INV1, REMIC, 3.90%, 11/25/52 (i) (j)	3,140	3,179
Rockford Tower CLO Ltd.
Series 2017-A-2A, 3.71%, (3M USD LIBOR + 1.27%), 10/15/29 (i) (j)	2,000	1,985
Rosslyn Portfolio Trust
Series 2017-B-ROSS, 3.71%, (1M USD LIBOR + 1.25%), 06/15/20 (i) (j)	493	489
	Shares/Par[1]	Value ($)
SCF Equipment Leasing LLC
Series 2017-A-1A, 3.77%, 01/20/23 (j)	1,138	1,144
SG Commercial Mortgage Securities Trust
Interest Only, Series 2016-XA-C5, REMIC, 2.00%, 10/13/48 (i)	7,574	760
SLM Private Credit Student Loan Trust
Series 2006-A5-A, 3.08%, (3M USD LIBOR + 0.29%), 06/15/39 (i)	424	411
SoFi Consumer Loan Program LLC
Series 2017-A1-5, 2.14%, 12/25/19 (j)	529	527
Series 2017-A1-6, 2.20%, 02/25/20 (j)	757	753
Series 2016-A-3, 3.05%, 05/25/21 (j)	615	615
Series 2017-A2-6, 2.82%, 02/25/22 (j)	2,500	2,487
Series 2017-A-3, 2.77%, 03/25/22 (j)	911	903
Series 2017-A2-5, 2.78%, 04/25/22 (j)	1,000	990
Series 2017-A-1, 3.28%, 01/26/26 (j)	1,109	1,109
SoFi Consumer Loan Program Trust
Series 2018-A1-1, 2.55%, 04/25/20 (j)	640	637
Series 2018-A1-2, 2.93%, 06/25/20 (j)	1,136	1,134
SpringCastle America Funding LLC
Series 2016-A-AA, 3.05%, 04/25/29 (j)	2,276	2,254
Steele Creek CLO Ltd.
Series 2015-AR-1A, 3.91%, (3M USD LIBOR + 1.26%), 05/21/29 (i) (j)	2,387	2,379
Series 2016-1A, 3.91%, (3M USD LIBOR + 1.12%), 06/15/31 (i) (j)	1,000	987
Series 2018-A-2A, 3.47%, (3M USD LIBOR + 1.20%), 08/18/31 (i) (j)	500	493
STWD Mortgage Trust
Series 2018-A-URB, 3.46%, (3M USD LIBOR + 1.00%), 05/17/21 (i) (j)	1,489	1,486
TCI-Cent CLO Ltd.
Series 2016-A2-1A, 4.71%, (3M USD LIBOR + 2.20%), 12/21/29 (i) (j)	1,500	1,500
TCI-Flatiron CLO Ltd.
Series 2016-B-1A, 4.65%, (3M USD LIBOR + 2.25%), 07/17/28 (i) (j)	2,500	2,491
Series 2016-C-1A, 5.50%, (3M USD LIBOR + 3.05%), 07/17/28 (i) (j)	2,500	2,500
Textainer Marine Containers V Ltd.
Series 2017-A-1A, 3.72%, 01/20/26 (j)	2,126	2,123
TPG Real Estate Finance Issuer Ltd.
Series 2018-A-FL1, 3.21%, (1M USD LIBOR + 0.75%), 10/15/19 (i) (j)	826	815
Series 2018-AS-FL1, 3.41%, (1M USD LIBOR + 0.95%), 11/15/19 (i) (j)	1,615	1,589
Series 2018-B-FL1, 3.76%, (1M USD LIBOR + 1.30%), 02/15/20 (i) (j)	680	667
UBS Commercial Mortgage Trust
Interest Only, Series 2012-XA-C1, REMIC, 2.07%, 05/12/45 (i) (j)	7,720	426
Upstart Securitization Trust
Series 2018-A-1, 3.02%, 08/20/25 (j)	269	269
Venture XX CLO Ltd.
Series 2015-AR-20A, 3.26%, (3M USD LIBOR + 0.82%), 04/15/27 (i) (j)	2,000	1,978
Venture XXIX CDO Ltd.
Series 2017-A-29A, 3.90%, (3M USD LIBOR + 1.28%), 09/09/30 (i) (j)	2,000	1,979
Vibrant CLO Ltd.
Series 2018-A1-10A, 3.64%, (3M USD LIBOR + 1.20%), 10/20/31 (i) (j)	1,000	988
VMC Finance LLC
Series 2018-A-FL2, 3.39%, (1M USD LIBOR + 0.95%), 05/15/21 (i) (j)	922	910
VOLT LXX LLC
Series 2018-A1A-NPL6, 4.11%, 09/25/48 (j)	3,756	3,730
Wellfleet CLO Ltd.
Series 2018-A1-2A, 3.64%, (3M USD LIBOR + 1.20%), 10/20/31 (i) (j)	1,500	1,483
Wells Fargo Commercial Mortgage Trust
Interest Only, Series 2018-XA-C46, REMIC, 0.95%, 08/17/51 (i)	14,503	901
Interest Only, Series 2015-XA-LC22, REMIC, 0.86%, 09/17/58 (i)	17,166	734
Westlake Automobile Receivables Trust
Series 2016-C-3A, 2.46%, 01/18/22 (j)	5,000	4,982

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

68

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Series 2017-C-2A, 2.59%, 12/15/22 (j)	5,000	4,963
Total Non-U.S. Government Agency Asset-Backed Securities (cost $198,691)		197,830
CORPORATE BONDS AND NOTES 6.9%
Communication Services 0.5%
AT&T Inc.
2.80%, 02/17/21	1,125	1,110
Bharti Airtel International (Netherlands) BV
5.13%, 03/11/23	1,200	1,179
CCO Holdings LLC
5.75%, 02/15/26 (j)	110	108
5.00%, 02/01/28 (j)	145	133
Cengage Learning Inc.
9.50%, 06/15/24 (j) (l)	125	85
Cincinnati Bell Inc.
7.00%, 07/15/24 (j) (l)	100	83
Comcast Corp.
3.45%, 10/01/21	550	556
CSC Holdings LLC
5.25%, 06/01/24	120	110
Digicel Group Ltd.
8.25%, 09/30/20	400	271
DISH DBS Corp.
5.88%, 11/15/24	55	44
Embarq Corp.
8.00%, 06/01/36	135	122
Frontier Communications Corp.
8.50%, 04/15/20	35	31
8.50%, 04/01/26 (j)	70	61
Globo Comunicacao e Participacoes SA
4.88%, 04/11/22	600	594
Gray Escrow Inc.
7.00%, 05/15/27 (j)	60	58
Greeneden U.S. Holdings II LLC
10.00%, 11/30/24 (j)	150	157
GTT Communications Inc.
7.88%, 12/31/24 (j) (l)	160	139
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (l)	55	48
8.50%, 10/15/24 (j)	65	63
Iridium Communications Inc.
10.25%, 04/15/23 (j)	130	138
Live Nation Entertainment Inc.
5.63%, 03/15/26 (j)	135	132
Match Group Inc.
5.00%, 12/15/27 (j)	135	124
Netflix Inc.
5.88%, 02/15/25	55	56
Orange SA
2.75%, 02/06/19	530	530
Sirius XM Radio Inc.
5.38%, 07/15/26 (j)	150	142
Sprint Corp.
7.13%, 06/15/24	235	233
Telefonica Chile SA
3.88%, 10/12/22	1,000	983
Telesat Canada
8.88%, 11/15/24 (j)	125	130
T-Mobile USA Inc.
4.50%, 02/01/26	130	120
Uber Technologies Inc.
8.00%, 11/01/26 (j)	95	92
Univision Communications Inc.
5.13%, 05/15/23 (j)	30	27
Verizon Communications Inc.
3.72%, (3M USD LIBOR + 1.10%), 05/15/25 (i)	575	559
		8,218
Consumer Discretionary 0.2%
1011778 B.C. Unltd. Liability Co.
5.00%, 10/15/25 (j) (l)	255	235
American Axle & Manufacturing Inc.
6.25%, 03/15/26	125	112
ARAMARK Services Inc.
5.00%, 04/01/25 (j)	135	133
	Shares/Par[1]	Value ($)
Argos Merger Sub Inc.
7.13%, 03/15/23 (j)	115	67
Constellation Merger Sub Inc.
8.50%, 09/15/25 (j) (l)	55	50
CRC Escrow Issuer LLC
5.25%, 10/15/25 (j)	120	104
Delta Merger Sub Inc.
6.00%, 09/15/26 (j)	40	38
eBay Inc.
2.75%, 01/30/23	565	544
Eldorado Resorts Inc.
6.00%, 04/01/25	120	116
Frontdoor Inc.
6.75%, 08/15/26 (j)	100	95
Golden Nugget Inc.
6.75%, 10/15/24 (j)	145	137
Gray Television Inc.
5.13%, 10/15/24 (j)	55	51
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	130	123
IRB Holding Corp.
6.75%, 02/15/26 (j)	100	87
Jeld-Wen Inc.
4.63%, 12/15/25 (j)	130	114
Marriott International Inc.
6.50%, 09/15/26 (j)	60	58
PetSmart Inc.
5.88%, 06/01/25 (j)	20	15
S.A.C.I. Falabella
3.75%, 04/30/23	400	387
Scientific Games International Inc.
5.00%, 10/15/25 (j)	75	67
Six Flags Entertainment Corp.
4.88%, 07/31/24 (j)	130	123
Stars Group Holdings BV
7.00%, 07/15/26 (j)	85	83
Tempur Sealy International Inc.
5.50%, 06/15/26	152	138
Viking Cruises Ltd.
5.88%, 09/15/27 (j)	160	149
		3,026
Consumer Staples 0.5%
Albertsons Cos. LLC
5.75%, 03/15/25	195	171
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	1,160	1,107
B&G Foods Inc.
5.25%, 04/01/25	140	130
BAT Capital Corp.
2.30%, 08/14/20	930	908
CK Hutchison International 17 Ltd.
2.88%, 04/05/22 (j)	500	491
ESAL GmbH
6.25%, 02/05/23	600	594
General Mills Inc.
3.15%, 12/15/21	230	228
JBS USA Lux SA
6.75%, 02/15/28 (j)	190	186
Kroger Co.
6.15%, 01/15/20	1,073	1,105
Kronos Acquisition Holdings Inc.
9.00%, 08/15/23 (j)	120	93
Marfrig Holdings Europe BV
8.00%, 06/08/23	900	901
Matterhorn Merger Sub LLC
8.50%, 06/01/26 (j)	60	48
Mondelez International Inc.
3.00%, 05/07/20	970	966
Pilgrim's Pride Corp.
5.75%, 03/15/25 (j)	170	160
Post Holdings Inc.
5.50%, 03/01/25 (j)	140	135

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

69

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Reynolds American Inc.
3.25%, 06/12/20	198	196
		7,419
Energy 0.9%
Bharat Petroleum Corp. Ltd.
4.63%, 10/25/22	1,000	1,009
BP Capital Markets Plc
1.68%, 05/03/19	1,095	1,091
Calfrac Holdings LP
8.50%, 06/15/26 (j)	60	45
Cheniere Energy Partners LP
5.25%, 10/01/25	165	154
CNX Midstream Partners LP
6.50%, 03/15/26 (j)	177	168
CSI Compressco LP
7.50%, 04/01/25 (j)	130	121
Delek & Avner Tamar Bond Ltd.
4.44%, 12/30/20 (j)	1,120	1,116
Delek & Avner Yam Tethys Ltd.
5.08%, 12/30/23 (j)	400	399
Ecopetrol SA
5.88%, 09/18/23	100	104
EQT Corp.
2.50%, 10/01/20	1,120	1,087
Everest Acquisition Finance Inc.
7.75%, 05/15/26 (j)	115	102
Exterran Energy Solutions LP
8.13%, 05/01/25	50	48
Extraction Oil & Gas Inc.
5.63%, 02/01/26 (j)	40	30
Foresight Energy LLC
11.50%, 04/01/23 (j)	145	123
FTS International Inc.
6.25%, 05/01/22	115	102
Gulfport Energy Corp.
6.38%, 05/15/25	105	93
Hess Infrastructure Partners LP
5.63%, 02/15/26 (j)	245	238
Hilcorp Energy I LP
6.25%, 11/01/28 (j)	95	84
Indian Oil Corp. Ltd.
5.63%, 08/02/21	1,000	1,040
Indigo Natural Resources LLC
6.88%, 02/15/26 (j)	130	112
Kinder Morgan Inc.
3.05%, 12/01/19	1,092	1,086
MEG Energy Corp.
7.00%, 03/31/24 (j)	60	57
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (j)	140	121
Nabors Industries Inc.
5.75%, 02/01/25	120	91
Oleoducto Central SA
4.00%, 05/07/21	800	787
ONGC Videsh Ltd.
3.75%, 05/07/23	400	390
ONGC Videsh Vankorneft Pte Ltd.
2.88%, 01/27/22	900	868
Par Petroleum LLC
7.75%, 12/15/25 (j)	120	114
Peabody Energy Corp.
6.00%, 03/31/22 (j)	140	137
QEP Resources Inc.
5.25%, 05/01/23	140	124
Reliance Holding USA Inc.
4.50%, 10/19/20	500	506
5.40%, 02/14/22	650	680
Sinopec Group Overseas Development 2017 Ltd.
3.00%, 04/12/22 (j) (l)	600	590
Sinopec Group Overseas Development 2018 Ltd.
3.75%, 09/12/23 (j)	400	400
Sunoco LP
5.50%, 02/15/26	140	132
	Shares/Par[1]	Value ($)
Tapstone Energy LLC
9.75%, 06/01/22 (j)	55	42
Targa Resources Partners LP
5.88%, 04/15/26 (j)	190	185
Tecila SA
8.50%, 03/23/21 (l)	600	592
TerraForm Power Operating LLC
4.25%, 01/31/23 (j)	165	154
Transocean Guardian Ltd.
5.88%, 01/15/24 (j)	65	62
Transocean Inc.
7.25%, 11/01/25 (j)	70	62
Transocean Proteus Ltd.
6.25%, 12/01/24 (j)	176	170
USA Compression Partners LP
6.88%, 04/01/26 (j)	190	182
Vine Oil & Gas LP
8.75%, 04/15/23 (j)	65	51
Weatherford International Ltd.
9.88%, 02/15/24 (l)	60	37
Whiting Petroleum Corp.
6.63%, 01/15/26	175	150
		15,036
Financials 3.0%
AerCap Ireland Capital Ltd.
4.63%, 10/30/20	1,150	1,159
Agromercantil Senior Trust
6.25%, 04/10/19	525	525
American Express Co.
3.34%, (3M USD LIBOR + 0.65%), 02/27/23 (i) (l)	585	575
ASP AMC Merger Sub Inc.
8.00%, 05/15/25 (j)	149	79
AssuredPartners Inc.
7.00%, 08/15/25 (j)	170	154
Banco Internacional del Peru S.A.A. Interbank
3.38%, 01/18/23	300	286
Banco Mercantil Del Norte SA
6.88%, (callable at 100 begininng 07/06/22) (l) (m)	1,000	967
Banco Nacional de Comercio Exterior SNC
3.80%, 08/11/26 (i)	400	383
Banco Santander Chile
3.88%, 09/20/22 (l)	690	685
Banco Santander SA
5.95%, 10/01/28 (j)	600	603
Banistmo SA
3.65%, 09/19/22	500	474
3.65%, 09/19/22 (j)	200	190
Bank of America Corp.
3.54%, (3M USD LIBOR + 0.79%), 03/05/24 (i)	510	492
Barclays Bank Plc
2.65%, 01/11/21	1,165	1,143
BBVA Bancomer SA
6.75%, 09/30/22 (l)	850	895
BDO Unibank Inc.
2.63%, 10/24/21	500	480
2.95%, 03/06/23	1,050	998
Braskem Finance Ltd.
3.50%, 01/10/23 (l)	1,200	1,139
Camelot Finance SA
7.88%, 10/15/24 (j)	140	135
Capital One Financial Corp.
2.40%, 10/30/20	1,115	1,091
Citigroup Inc.
3.76%, (3M USD LIBOR + 1.02%), 06/01/24 (i)	510	499
CNOOC Finance 2012 Ltd.
3.88%, 05/02/22	600	604
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23	400	388
CNPC General Capital Ltd.
3.95%, 04/19/22	1,000	1,010
Commonwealth Bank of Australia
2.25%, 03/10/20 (j)	730	723
2.05%, 09/18/20 (j)	480	471

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

70

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Credit Suisse Group AG
4.02%, (3M USD LIBOR + 1.24%), 06/12/24 (i) (j)	590	581
Credito Real SAB de CV SOFOM ER
7.25%, 07/20/23 (l)	200	193
Daimler Finance North America LLC
2.30%, 02/12/21 (j)	490	478
Dana Financing Luxembourg SARL
5.75%, 04/15/25 (j)	120	112
DBS Group Holdings Ltd.
3.60%, (callable at 100 beginning 09/07/21) (m)	1,300	1,242
ENA Norte Trust
4.95%, 04/25/23	333	334
Fondo Mivivienda SA
3.50%, 01/31/23	250	240
3.50%, 01/31/23 (j)	500	481
Ford Motor Credit Co. LLC
3.85%, (3M USD LIBOR + 1.24%), 02/15/23 (i)	920	852
General Motors Financial Co. Inc.
2.65%, 04/13/20	560	551
3.20%, 07/06/21	355	347
Global Bank Corp.
4.50%, 10/20/21 (l)	800	775
4.50%, 10/20/21 (j)	200	194
Goldman Sachs Bank USA
3.20%, 06/05/20	600	599
Goldman Sachs Group Inc.
2.30%, 12/13/19	555	550
Grupo Aval Ltd.
4.75%, 09/26/22	700	654
Guanay Finance Ltd.
6.00%, 12/15/20	567	569
GW Honos Security Corp.
8.75%, 05/15/25 (j)	145	132
Hexion US Finance Corp.
6.63%, 04/15/20	70	56
HSBC Holdings Plc
3.64%, (3M USD LIBOR + 1.00%), 05/18/24 (i)	595	579
Icahn Enterprises LP
6.25%, 02/01/22	110	110
Itau Unibanco Holding SA
6.20%, 12/21/21 (l)	200	208
Level 3 Financing Inc.
5.38%, 01/15/24	130	124
Malayan Banking Bhd
3.91%, 10/29/26 (i)	800	792
Mitsubishi UFJ Financial Group Inc.
3.37%, (3M USD LIBOR + 0.86%), 07/26/23 (i)	1,105	1,093
Mizuho Financial Group Inc.
3.54%, (3M USD LIBOR + 0.79%), 03/05/23 (i)	1,135	1,114
Morgan Stanley
3.40%, (3M USD LIBOR + 0.93%), 07/22/22 (i)	1,110	1,094
Multibank Inc.
4.38%, 11/09/22 (l)	700	679
National Financial Partners Corp.
6.88%, 07/15/25 (j)	175	158
Navient Corp.
6.50%, 06/15/22	160	149
Oversea-Chinese Banking Corp. Ltd.
4.00%, 10/15/24 (i)	500	502
Peru Enhanced Pass-Through Finance Ltd.
0.00%, 06/02/25 (n)	1,825	1,597
Petrobras Global Finance BV
4.38%, 05/20/23	400	384
PNC Funding Corp.
4.38%, 08/11/20	1,020	1,042
Prudential Financial Inc.
7.38%, 06/15/19	1,085	1,106
Resideo Funding Inc.
6.13%, 11/01/26 (j)	50	49
Royal Bank of Scotland Group Plc
4.37%, (3M USD LIBOR + 1.55%), 06/25/24 (i)	580	556
Santander UK Plc
2.50%, 01/05/21	1,165	1,137
SPARC EM Ltd.
0.00%, 12/05/22 (n)	598	544
	Shares/Par[1]	Value ($)
0.00%, 12/05/22 (j) (n)	683	622
Springleaf Finance Corp.
7.13%, 03/15/26	105	94
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	1,135	1,098
Synchrony Financial
3.75%, 08/15/21	550	534
Tervita Escrow Corp.
7.63%, 12/01/21 (j)	140	133
Toronto-Dominion Bank
3.25%, 06/11/21	1,110	1,114
Trident TPI Holdings Inc.
6.63%, 11/01/25 (j)	60	54
UBS AG
2.45%, 12/01/20 (j)	1,165	1,143
Unifin Financiera SAB de CV SOFOM ENR
7.25%, 09/27/23 (l)	600	552
Union Bank of the Philippines
3.37%, 11/29/22	500	478
United Overseas Bank Ltd.
3.50%, 09/16/26 (i)	500	495
2.88%, 03/08/27 (i)	200	193
Volkswagen Group of America Finance LLC
4.00%, 11/12/21 (j)	745	744
VTR Finance BV
6.88%, 01/15/24	359	359
Wand Merger Corp.
8.13%, 07/15/23 (j)	105	102
Wayne Merger Sub LLC
8.25%, 08/01/23 (j)	135	134
Wells Fargo Bank NA
2.60%, 01/15/21	1,115	1,100
Westpac Banking Corp.
1.60%, 08/19/19	795	788
2.65%, 01/25/21	325	321
		48,163
Health Care 0.7%
AbbVie Inc.
3.38%, 11/14/21	555	556
Air Medical Merger Sub Corp.
6.38%, 05/15/23 (j)	45	38
Amgen Inc.
2.20%, 05/11/20	1,110	1,096
Anthem Inc.
2.50%, 11/21/20	1,125	1,108
AstraZeneca Plc
2.38%, 11/16/20	1,120	1,101
Avantor Inc.
9.00%, 10/01/25 (j)	140	140
Cardinal Health Inc.
1.95%, 06/14/19	1,095	1,090
Celgene Corp.
2.88%, 08/15/20	1,105	1,097
Centene Corp.
4.75%, 01/15/25	250	239
Centene Escrow I Corp.
5.38%, 06/01/26 (j)	25	24
CVS Health Corp.
2.80%, 07/20/20	1,120	1,110
DJO Finco LLC
8.13%, 06/15/21 (j)	130	134
Enterprise Merger Sub Inc.
8.75%, 10/15/26 (j) (l)	10	9
GlaxoSmithKline Capital Plc
3.13%, 05/14/21 (l)	1,115	1,115
Halfmoon Parent Inc.
3.40%, 09/17/21 (j)	500	499
HCA Inc.
5.25%, 04/15/25	55	55
5.38%, 09/01/26 (l)	190	185
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (j)	100	93
Polaris Intermediate Corp.
8.50%, 12/01/22 (j) (o)	50	46

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

71

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
RegionalCare Hospital Partners Holdings Inc.
8.25%, 05/01/23 (j)	35	35
Select Medical Corp.
6.38%, 06/01/21	230	230
Tenet Healthcare Corp.
7.00%, 08/01/25 (l)	140	130
Thermo Fisher Scientific Inc.
3.60%, 08/15/21	1,100	1,103
Valeant Pharmaceuticals International Inc.
7.00%, 03/15/24 (j)	70	71
8.50%, 01/31/27 (j)	160	155
Verscend Escrow Corp.
9.75%, 08/15/26 (j)	97	91
Vizient Inc.
10.38%, 03/01/24 (j)	160	170
WellCare Health Plans Inc.
5.25%, 04/01/25	125	120
5.38%, 08/15/26 (j)	30	29
		11,869
Industrials 0.3%
Avolon Holdings Funding Ltd.
5.13%, 10/01/23 (j)	85	82
Beacon Roofing Supply Inc.
4.88%, 11/01/25 (j) (l)	165	145
Builders FirstSource Inc.
5.63%, 09/01/24 (j)	150	139
Cintas Corp. No. 2
2.90%, 04/01/22	1,130	1,110
Delta Air Lines Inc.
3.40%, 04/19/21	545	539
KAR Auction Services Inc.
5.13%, 06/01/25 (j)	145	131
Kratos Defense & Security Solutions Inc.
6.50%, 11/30/25 (j)	50	51
Masonite International Corp.
5.75%, 09/15/26 (j)	145	137
Northrop Grumman Corp.
2.08%, 10/15/20	1,115	1,093
Prime Security Services Borrower LLC
9.25%, 05/15/23 (j)	132	136
Stevens Holding Co. Inc.
6.13%, 10/01/26 (j)	115	113
Tempo Acquisition LLC
6.75%, 06/01/25 (j)	145	137
TransDigm Inc.
6.38%, 06/15/26	170	158
Triumph Group Inc.
7.75%, 08/15/25	156	135
Union Pacific Corp.
3.20%, 06/08/21	545	546
United Rentals North America Inc.
6.50%, 12/15/26	75	74
Waste Pro USA Inc.
5.50%, 02/15/26 (j)	125	115
		4,841
Information Technology 0.2%
Analog Devices Inc.
2.95%, 01/12/21	555	551
Ascend Learning LLC
6.88%, 08/01/25 (j)	150	144
Banff Merger Sub Inc.
9.75%, 09/01/26 (j)	45	41
CDK Global Inc.
5.88%, 06/15/26	60	60
Ensemble S Merger Sub Inc.
9.00%, 09/30/23 (j)	185	187
First Data Corp.
5.75%, 01/15/24 (j)	240	234
Italics Merger Sub Inc.
7.13%, 07/15/23 (j)	140	136
Microchip Technology Inc.
3.92%, 06/01/21 (j)	610	601
Project Homestake Merger Corp.
8.88%, 03/01/23 (j) (l)	65	48
	Shares/Par[1]	Value ($)
Radiate Holdco LLC
6.88%, 02/15/23 (j)	135	123
Refinitiv US Holdings Inc.
6.25%, 05/15/26 (j)	105	101
8.25%, 11/15/26 (j)	15	14
		2,240
Materials 0.3%
AK Steel Corp.
6.38%, 10/15/25	55	43
Ashland Inc.
4.75%, 08/15/22 (k)	90	88
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22	100	101
4.50%, 08/01/24	400	396
Crown Americas LLC
4.75%, 02/01/26 (j) (l)	99	94
DowDuPont Inc.
3.77%, 11/15/20	440	444
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (j)	105	94
7.88%, 07/15/26 (j)	40	36
Fresnillo Plc
5.50%, 11/13/23 (l)	700	713
Hexion Inc.
10.38%, 02/01/22 (j)	110	87
Inversiones CMPC SA
4.50%, 04/25/22 (l)	1,650	1,654
Schweitzer-Mauduit International Inc.
6.88%, 10/01/26 (j)	75	71
Sherwin-Williams Co.
2.25%, 05/15/20	735	724
SunCoke Energy Inc.
7.50%, 06/15/25 (j)	145	137
UPL Corp. Ltd.
3.25%, 10/13/21	400	388
		5,070
Real Estate 0.0%
ESH Hospitality Inc.
5.25%, 05/01/25 (j)	170	160
MGM Growth Properties Operating Partnership LP
4.50%, 01/15/28	165	145
MPT Operating Partnership LP
5.25%, 08/01/26	240	226
		531
Utilities 0.3%
Calpine Corp.
5.75%, 01/15/25 (l)	55	50
Consolidated Edison Inc.
2.00%, 03/15/20	1,205	1,187
E.CL SA
5.63%, 01/15/21	500	512
Israel Electric Corp. Ltd.
6.88%, 06/21/23	200	219
NextEra Energy Capital Holdings Inc.
3.34%, 09/01/20	565	565
Pampa Energia SA
7.38%, 07/21/23	350	315
PSEG Power LLC
3.85%, 06/01/23	555	554
Southern Co.
1.85%, 07/01/19	565	562
Superior Plus LP
7.00%, 07/15/26 (j)	180	173
Vistra Operations Co. LLC
5.50%, 09/01/26 (j)	90	87
		4,224
Total Corporate Bonds And Notes (cost $113,463)		110,637
SENIOR LOAN INTERESTS 2.0%
Communication Services 0.2%
CenturyLink Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/15/25 (i)	379	353

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

72

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Cincinnati Bell Inc.
Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/02/24 (i)	419	403
CSC Holdings LLC
Incremental Term Loan, 4.75%, (3M LIBOR + 2.25%), 01/31/26 (i)	40	38
Digicel International Finance Ltd.
Term Loan B, 5.96%, (3M LIBOR + 3.25%), 05/27/24 (i)	40	36
GoodRx Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 10/10/25 (i)	150	144
GTT Communications Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 04/27/25 (i)	328	308
Intelsat Jackson Holdings SA
Term Loan B-3, 6.26%, (3M LIBOR + 3.75%), 11/27/23 (i)	373	360
Meredith Corp.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/31/25 (i)	99	96
Securus Technologies Holdings Inc.
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 06/20/24 (i)	56	54
Delayed Draw Term Loan, 0.00%, (3M LIBOR + 4.50%), 11/01/24 (e) (i) (p)	168	161
Speedcast International Ltd.
Term Loan B, 5.55%, (3M LIBOR + 2.75%), 05/03/25 (i)	100	95
Tribune Media Co.
Term Loan, 5.52%, (3M LIBOR + 3.00%), 12/27/20 (i)	61	61
Term Loan C, 5.52%, (3M LIBOR + 3.00%), 01/20/24 (i)	460	451
Uber Technologies
Term Loan , 6.39%, (3M LIBOR + 4.00%), 04/04/25 (i)	185	179
		2,739
Consumer Discretionary 0.2%
A-L Parent LLC
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.25%), 12/01/23 (i) (p)	62	60
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 12/01/23 (i)	8	8
Allied Universal Holdco LLC
Incremental Term Loan, 6.77%, (3M LIBOR + 4.25%), 07/28/22 (i)	125	119
American Tire Distributors Holdings Inc.
Term Loan, 10.02%, (1M LIBOR + 7.50%), 10/01/21 (i)	118	96
Bass Pro Group LLC
Term Loan B, 7.52%, (3M LIBOR + 5.00%), 11/15/23 (i)	35	33
Cengage Learning Acquisitions Inc.
Term Loan B, 6.75%, (3M LIBOR + 4.25%), 06/07/23 (i)	456	389
ClubCorp Holdings Inc.
Term Loan B, 5.55%, (3M LIBOR + 2.75%), 08/16/24 (i)	406	382
Delta 2 (LUX) SARL
Term Loan, 5.02%, (3M LIBOR + 2.50%), 02/01/24 (i)	28	26
Equinox Holdings Inc.
1st Lien Term Loan, 5.52%, (1M LIBOR + 3.00%), 03/08/24 (i)	374	360
FrontDoor Inc.
Term Loan B, 5.06%, (3M LIBOR + 2.50%), 08/16/25 (i)	68	65
GOBP Holdings Inc.
1st Lien Term Loan, 6.55%, (3M LIBOR + 3.75%), 10/22/25 (i)	225	219
Hayward Industries Inc.
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 08/04/24 (i)	105	101
IRB Holding Corp.
1st Lien Term Loan, 5.68%, (3M LIBOR + 3.25%), 01/18/25 (i)	337	320
	Shares/Par[1]	Value ($)
Lions Gate Capital Holdings LLC
Term Loan B, 4.77%, (3M LIBOR + 2.25%), 03/20/25 (i)	144	138
Mavis Tire Express Services Corp.
1st Lien Term Loan, 5.75%, (3M LIBOR + 3.25%), 03/15/25 (c) (i)	389	375
Delayed Draw Term Loan, 5.75%, (3M LIBOR + 3.25%), 03/15/25 (c) (i)	9	9
PetSmart Inc.
Term Loan B-2, 0.00%, (3M LIBOR + 3.00%), 03/11/22 (i) (p)	85	67
Playa Resorts Holding BV
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 04/07/24 (i)	208	193
Rentpath Inc.
Term Loan, 7.28%, (3M LIBOR + 4.75%), 12/17/21 (e) (i)	301	239
SIWF Holdings Inc.
1st Lien Term Loan, 6.72%, (3M LIBOR + 4.25%), 05/25/25 (i)	209	203
Tenneco Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 10/01/25 (i)	300	281
Thor Industries Inc.
Term Loan B, 0.00%, (3M LIBOR + 3.75%), 11/01/25 (i) (p)	125	118
UFC Holdings LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 07/22/23 (i)	208	202
		4,003
Consumer Staples 0.1%
8th Avenue Food & Provisions Inc.
1st Lien Term Loan, 6.10%, (3M LIBOR + 3.75%), 09/19/25 (i)	20	20
Albertsons LLC
Term Loan B-6, 5.69%, (3M LIBOR + 3.00%), 06/22/23 (i)	110	104
CHG PPC Parent LLC
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 03/16/25 (i)	50	48
CSM Bakery Solutions LLC
1st Lien Term Loan, 6.41%, (1M LIBOR + 4.00%), 07/22/20 (i)	428	393
KIK Custom Products Inc.
Term Loan B, 6.52%, (3M LIBOR + 4.00%), 08/26/22 (i)	390	367
		932
Energy 0.2%
Brazos Delaware II LLC
Term Loan B, 6.47%, (3M LIBOR + 4.00%), 05/16/25 (i)	204	187
Covia Holdings Corp.
Term Loan, 6.55%, (3M LIBOR + 3.75%), 05/17/25 (i)	124	89
EG Finco Ltd.
Term Loan, 6.81%, (3M LIBOR + 4.00%), 06/30/25 (i)	267	257
EG Group Ltd.
Term Loan B, 6.39%, (3M LIBOR + 4.00%), 02/01/25 (i)	33	31
Term Loan B, 6.81%, (3M LIBOR + 4.00%), 02/01/25 (i)	72	69
ExGen Renewables IV LLC
Term Loan B, 5.71%, (1M LIBOR + 3.00%), 11/15/24 (i)	338	320
Foresight Energy LLC
1st Lien Term Loan, 8.28%, (1M LIBOR + 5.75%), 03/16/22 (i)	339	332
Gavilan Resources LLC
2nd Lien Term Loan, 8.50%, (3M LIBOR + 6.00%), 02/24/24 (i)	45	34
Lucid Energy Group II LLC
1st Lien Term Loan, 5.50%, (3M LIBOR + 3.00%), 01/31/25 (i)	223	205
Oryx Southern Delaware Holdings LLC
Term Loan, 5.77%, (3M LIBOR + 3.25%), 02/26/25 (i)	263	243

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

73

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
PowerTeam Services LLC
1st Lien Term Loan, 6.06%, (3M LIBOR + 3.25%), 02/28/25 (i)	330	319
Traverse Midstream Partners LLC
Term Loan, 6.60%, (3M LIBOR + 4.00%), 09/22/24 (i)	205	196
U.S. Silica Co.
Term Loan B, 6.56%, (3M LIBOR + 4.00%), 04/12/25 (i)	47	41
Ultra Resources Inc.
1st Lien Term Loan, 6.47%, (3M LIBOR + 4.00%), 04/14/24 (i)	115	102
		2,425
Financials 0.2%
Acrisure LLC
Term Loan B, 6.27%, (3M LIBOR + 3.75%), 11/07/23 (i)	40	38
Term Loan B, 6.77%, (3M LIBOR + 4.25%), 11/22/23 (i)	182	176
Alera Group Holdings Inc.
Term Loan B, 7.02%, (3M LIBOR + 4.50%), 07/26/25 (e) (i)	60	59
AssuredPartners Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/22/24 (i)	376	355
Asurion LLC
Term Loan B-7, 5.52%, (3M LIBOR + 3.00%), 11/15/24 (i)	264	252
2nd Lien Term Loan, 9.02%, (3M LIBOR + 6.50%), 08/04/25 (i)	105	104
Auris Luxembourg III SARL
Term Loan B, 0.00%, (3M LIBOR + 3.75%), 07/23/25 (i) (p)	180	175
BCP Renaissance Parent LLC
Term Loan B, 6.03%, (3M LIBOR + 3.50%), 09/20/24 (i)	363	353
Capri Finance LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 10/04/24 (i)	345	326
Duff & Phelps Corp.
Term Loan B, 5.77%, (1M LIBOR + 3.25%), 12/04/24 (i)	476	450
Edelman Financial Group
1st Lien Term Loan, 5.69%, (3M LIBOR + 3.25%), 06/26/25 (i)	245	235
2nd Lien Term Loan, 9.19%, (3M LIBOR + 6.75%), 06/26/26 (i)	25	24
Gulf Finance LLC
Term Loan B, 7.64%, (3M LIBOR + 5.25%), 08/25/23 (i)	254	193
ION Trading Technologies SARL
Incremental Term Loan B, 6.52%, (1M LIBOR + 4.00%), 11/21/24 (c) (i)	207	196
McDermott Technology Americas Inc.
1st Lien Term Loan, 7.52%, (3M LIBOR + 5.00%), 04/04/25 (i)	73	68
Sedgwick Claims Management Services Inc.
Term Loan B, 0.00%, (3M LIBOR + 3.25%), 11/06/25 (i) (p)	65	62
SolarWinds Holdings Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 02/06/24 (i)	242	232
Solera LLC
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 03/03/23 (i)	251	236
TKC Holdings Inc.
1st Lien Term Loan, 6.28%, (3M LIBOR + 3.75%), 02/08/23 (i)	427	405
		3,939
Health Care 0.2%
CHG Healthcare Services Inc.
1st Lien Term Loan B, 5.52%, (3M LIBOR + 3.00%), 06/07/23 (i)	133	127
1st Lien Term Loan B, 5.53%, (3M LIBOR + 3.00%), 06/07/23 (i)	237	227
	Shares/Par[1]	Value ($)
Concentra Inc.
1st Lien Term Loan, 5.13%, (3M LIBOR + 2.75%), 06/01/22 (i)	70	67
CVS Holdings I LP
1st Lien Term Loan, 5.28%, (3M LIBOR + 2.75%), 02/01/25 (i)	214	203
DentalCorp Perfect Smile ULC
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 05/09/25 (i)	191	185
1st Lien Delayed Draw Term Loan, 6.27%, (3M LIBOR + 3.75%), 06/01/25 (i)	27	27
Equian LLC
Term Loan B, 5.76%, (3M LIBOR + 3.25%), 05/20/24 (i)	375	362
Gentiva Health Services Inc.
1st Lien Term Loan, 6.31%, (3M LIBOR + 3.75%), 06/20/25 (i)	246	238
2nd Lien Term Loan, 9.56%, (3M LIBOR + 7.00%), 06/21/26 (c) (i)	95	95
Kindred Healthcare Inc.
1st Lien Term Loan, 7.56%, (3M LIBOR + 5.00%), 06/21/25 (c) (i)	160	148
MedRisk Inc.
1st Lien Term Loan, 5.27%, (3M LIBOR + 2.75%), 01/24/25 (i)	69	67
MPH Acquisition Holdings LLC
Term Loan B, 5.55%, (3M LIBOR + 2.75%), 06/07/23 (i)	377	356
Radiology Partners Holdings LLC
1st Lien Term Loan B, 6.66%, (3M LIBOR + 4.25%), 06/28/25 (i)	111	108
1st Lien Term Loan B, 6.87%, (3M LIBOR + 4.25%), 06/28/25 (i)	111	108
Sound Inpatient Physicians
1st Lien Term Loan, 5.27%, (3M LIBOR + 2.75%), 06/19/25 (i)	85	81
Universal Health Services Inc.
Term Loan, 0.00%, (3M LIBOR + 3.00%), 10/10/25 (c) (i) (p)	70	68
Valeant Pharmaceuticals International Inc.
Term Loan B, 5.38%, (3M LIBOR + 3.00%), 05/19/25 (i)	58	55
Term Loan B, 5.13%, (3M LIBOR + 2.75%), 11/26/25 (i)	109	103
Verscend Holding Corp.
Term Loan B, 7.02%, (3M LIBOR + 4.50%), 08/08/25 (i)	270	261
Wink Holdco Inc.
1st Lien Term Loan B, 5.52%, (3M LIBOR + 3.00%), 11/02/24 (e) (i)	238	225
		3,111
Industrials 0.3%
Achilles Acquisition LLC
Term Loan , 6.56%, (3M LIBOR + 4.00%), 10/13/25 (i)	65	64
Brand Energy & Infrastructure Services Inc.
Term Loan, 6.73%, (3M LIBOR + 4.25%), 06/16/24 - 06/17/24 (i)	91	86
Term Loan, 6.76%, (3M LIBOR + 4.25%), 06/17/24 (i)	27	26
Brookfield WEC Holdings Inc.
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 07/26/25 (i)	220	213
Comet Acquisition Inc.
Term Loan, 6.28%, (3M LIBOR + 3.50%), 10/23/25 (e) (i)	30	29
Compass Power Generation LLC
Term Loan B, 6.02%, (3M LIBOR + 3.50%), 12/20/24 (i)	350	344
CPM Holdings Inc.
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 10/25/25 (i)	30	29
EAB Global Inc.
1st Lien Term Loan, 6.19%, (3M LIBOR + 3.75%), 08/15/22 (c) (i)	1	1
1st Lien Term Loan, 6.41%, (3M LIBOR + 3.75%), 08/15/22 (c) (e) (i)	378	358

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

74

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
EXC Holdings III Corp.
1st Lien Term Loan, 6.30%, (1M LIBOR + 3.50%), 11/16/24 (i)	345	332
Filtration Group Corp.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 03/27/25 (i)	109	105
KBR Inc.
Term Loan B, 6.27%, (3M LIBOR + 3.75%), 03/29/25 (i)	244	238
Kenan Advantage Group Inc.
Term Loan, 5.52%, (1M LIBOR + 3.00%), 07/22/22 (i)	123	119
Monitronics International Inc.
Term Loan B-2, 8.30%, (3M LIBOR + 5.50%), 09/30/22 (i)	105	93
Pike Corp.
Term Loan B, 6.03%, (3M LIBOR + 3.50%), 03/13/25 (i)	152	148
Pisces Midco Inc.
Term Loan, 6.18%, (3M LIBOR + 3.75%), 04/12/25 (i)	383	348
PODS LLC
1st Lien Term Loan, 5.18%, (3M LIBOR + 2.75%), 11/21/24 (i)	326	312
Robertshaw US Holding Corp.
1st Lien Term Loan, 6.06%, (3M LIBOR + 3.50%), 02/14/25 (i)	387	351
SMG Holdings Inc.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 01/11/25 (i)	273	264
Southern Graphics Inc.
Term Loan B, 5.74%, (1M LIBOR + 3.25%), 12/31/22 (i)	252	236
Term Loan B, 5.77%, (1M LIBOR + 3.25%), 12/31/22 (i)	227	212
SRS Distribution Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 05/19/25 (i)	55	51
Syncreon Global Finance (US) Inc.
Term Loan B, 6.78%, (3M LIBOR + 4.25%), 10/28/20 (i)	219	192
Titan Acquisition Ltd.
Term Loan B, 5.52%, (3M LIBOR + 3.00%), 03/16/25 (i)	219	200
TransDigm Inc.
Term Loan F, 5.02%, (1M LIBOR + 2.50%), 06/09/23 (i)	201	189
USIC Holdings Inc.
Term Loan B, 5.77%, (3M LIBOR + 3.25%), 12/09/23 (i)	45	42
West Corp.
Term Loan, 6.53%, (3M LIBOR + 4.00%), 10/03/24 (i)	207	190
WP CPP Holdings LLC
Term Loan, 6.28%, (3M LIBOR + 3.75%), 04/30/25 (i)	259	250
Yak Access LLC
1st Lien Term Loan B, 7.52%, (3M LIBOR + 5.00%), 06/29/25 (c) (e) (i)	135	112
		5,134
Information Technology 0.4%
Access CIG LLC
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.75%), 02/14/25 (i) (p)	12	12
1st Lien Term Loan, 6.46%, (3M LIBOR + 3.75%), 02/14/25 (i)	204	198
Almonde Inc.
1st Lien Term Loan, 6.30%, (3M LIBOR + 3.50%), 04/26/24 (i)	270	251
2nd Lien Term Loan, 10.05%, (3M LIBOR + 7.25%), 04/27/25 (i)	85	78
Ascend Learning LLC
Term Loan B, 5.52%, (3M LIBOR + 3.00%), 06/29/24 (i)	104	98
Avaya Inc.
Term Loan B, 6.69%, (3M LIBOR + 4.25%), 12/14/24 (i)	138	133
	Shares/Par[1]	Value ($)
Term Loan B, 6.71%, (3M LIBOR + 4.25%), 12/14/24 (i)	227	219
Blackhawk Network Holdings Inc.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 05/31/25 (i)	142	135
BMC Software Finance Inc.
Term Loan B, 7.05%, (3M LIBOR + 4.25%), 06/30/25 (i)	210	202
Bright Bidco BV
Term Loan B, 6.02%, (3M LIBOR + 3.50%), 06/28/24 (e) (i)	72	61
Term Loan B, 6.30%, (3M LIBOR + 3.50%), 06/28/24 (e) (i)	151	126
Colorado Buyer Inc.
Term Loan B, 5.38%, (1M LIBOR + 3.00%), 03/15/24 (i)	371	354
2nd Lien Term Loan, 9.63%, (3M LIBOR + 7.25%), 05/01/25 (e) (i)	50	46
Cvent Inc.
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 11/30/24 (c) (i)	354	338
Dynatrace LLC
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 08/08/25 (i)	71	69
Flexential Intermediate Corp.
1st Lien Term Loan, 6.31%, (3M LIBOR + 3.50%), 07/24/24 (i)	411	373
Flexera Software LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 01/24/25 (i)	263	253
Hyland Software Inc.
2nd Lien Term Loan, 9.34%, (3M LIBOR + 7.00%), 05/24/25 - 07/10/25 (i)	65	64
Information Resources Inc.
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 11/06/25 (i)	180	175
Kronos Inc.
Term Loan B, 5.54%, (3M LIBOR + 3.00%), 11/01/23 (i)	375	356
Mitchell International Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 11/21/24 (i)	155	149
2nd Lien Term Loan, 9.77%, (3M LIBOR + 7.25%), 12/01/25 (i)	147	142
MLN US HoldCo LLC
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 07/13/25 (i)	305	295
2nd Lien Term Loan, 11.27%, (3M LIBOR + 8.75%), 07/13/26 (e) (i)	70	68
Plantronics Inc.
Term Loan B, 0.00%, (3M LIBOR + 2.50%), 06/01/25 (i) (p)	40	38
Term Loan B, 5.02%, (3M LIBOR + 2.50%), 06/01/25 (i)	145	139
Project Alpha Intermediate Holding Inc.
Term Loan B, 5.94%, (3M LIBOR + 3.50%), 04/26/24 (i)	343	329
Radiate Holdco LLC
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 12/09/23 (i)	375	353
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (i)	265	252
Renaissance Holding Corp.
Term Loan, 5.77%, (3M LIBOR + 3.25%), 05/21/25 (i)	234	216
Sirius Computer Solutions Inc.
Term Loan, 6.77%, (3M LIBOR + 4.25%), 10/30/22 (i)	128	126
Sophia LP
Term Loan B, 6.05%, (1M LIBOR + 3.25%), 09/30/22 (i)	375	360
VeriFone Inc.
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.00%), 08/09/25 (i)	128	124
Vertafore Inc.
1st Lien Term Loan, 6.05%, (3M LIBOR + 3.25%), 06/04/25 (i)	285	270

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

75

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Web.com Group Inc.
Term Loan B, 6.17%, (3M LIBOR + 3.75%), 09/17/25 (i)	215	206
2nd Lien Term Loan, 10.17%, (3M LIBOR + 7.75%), 09/17/26 (e) (i)	66	65
		6,673
Materials 0.2%
Aleris International Inc.
Term Loan, 7.25%, (3M LIBOR + 4.75%), 04/15/23 (i)	184	182
ASP MCS Unifrax Holdings Inc.
Term Loan B, 6.53%, (3M LIBOR + 3.75%), 11/05/25 (i)	105	99
Avantor Inc.
1st Lien Term Loan, 6.57%, (3M LIBOR + 3.75%), 09/22/24 (i)	281	272
BOYD Corp.
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 08/15/25 (i)	259	244
BWAY Holding Co.
Term Loan B, 5.66%, (3M LIBOR + 3.25%), 04/03/24 (i)	231	217
Forterra Finance LLC
Term Loan B, 5.52%, (1M LIBOR + 3.00%), 10/25/23 (i)	233	210
GrafTech Finance Inc.
Term Loan B, 6.02%, (3M LIBOR + 3.50%), 02/01/25 (i)	222	210
Invictus U.S. LLC
1st Lien Term Loan, 5.50%, (3M LIBOR + 3.00%), 02/14/25 (i)	1	1
Klockner-Pentaplast of America Inc.
Term Loan B-2, 6.77%, (3M LIBOR + 4.25%), 06/30/22 (i)	410	332
Messer Industries GmbH
Term Loan, 0.00%, (3M LIBOR + 2.50%), 09/19/25 (i) (p)	125	118
Phoenix Services International LLC
Term Loan, 6.14%, (3M LIBOR + 3.75%), 01/29/25 (i)	84	81
Pro Mach Group Inc.
Term Loan B, 5.43%, (3M LIBOR + 3.00%), 03/07/25 (i)	208	197
Schenectady International Group Inc.
1st Lien Term Loan, 7.19%, (3M LIBOR + 4.75%), 08/21/25 (c) (e) (i)	50	48
Solenis International LP
1st Lien Term Loan, 0.00%, (3M LIBOR + 4.00%), 12/18/25 (i) (p)	40	39
1st Lien Term Loan, 6.71%, (3M LIBOR + 4.00%), 12/18/25 (i)	244	235
2nd Lien Term Loan, 11.21%, (3M LIBOR + 8.50%), 06/18/26 (c) (e) (i)	50	47
Starfruit Finco BV
Term Loan B, 5.60%, (3M LIBOR + 3.25%), 09/20/25 (i)	260	248
Vantage Specialty Chemicals Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.50%), 10/20/24 (i) (p)	60	58
		2,838
Real Estate 0.0%
Capital Automotive LP
2nd Lien Term Loan, 8.52%, (3M LIBOR + 6.00%), 03/21/25 (i)	81	79
Forest City Enterprises LP
Term Loan B, 0.00%, (3M LIBOR + 4.00%), 10/23/25 (i) (p)	125	122
		201
Utilities 0.0%
Edgewater Generation LLC
Term Loan, 6.27%, (3M LIBOR + 3.75%), 11/29/25 (i)	120	117
NEP/NCP Holdco Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.25%), 10/05/25 (i) (p)	70	67
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/05/25 (i)	25	24
	Shares/Par[1]	Value ($)
2nd Lien Term Loan, 9.52%, (3M LIBOR + 7.00%), 10/05/26 (i)	20	19
		227
Total Senior Loan Interests (cost $34,037)		32,222
GOVERNMENT AND AGENCY OBLIGATIONS 12.1%
Collateralized Mortgage Obligations 6.3%
Federal Home Loan Mortgage Corp.
Series AN-4030, REMIC, 1.75%, 04/15/27	12,007	11,652
Series ME-4181, REMIC, 2.50%, 05/15/32	10,583	10,368
Series AC-3985, REMIC, 2.25%, 12/15/40	812	795
Series FA-4125, REMIC, 2.81%, (1M USD LIBOR + 0.35%), 11/15/42 (i)	11,971	11,924
Federal National Mortgage Association
Series 2012-FK-56, 2.96%, (1M USD LIBOR + 0.45%), 06/25/42 (i)	3,941	3,938
Series 2016-LA-32, REMIC, 3.00%, 10/25/44	12,680	12,531
Series 2015-MA-94, REMIC, 3.00%, 01/25/46	2,066	2,060
Series 2012-KC-56, REMIC, 2.25%, 03/25/39	2,417	2,373
Series 2012-AP-101, REMIC, 2.00%, 08/25/40	8,756	8,478
Series 2017-TA-12, REMIC, 3.00%, 04/25/42	4,229	4,202
Series 2018-FD-31, REMIC, 2.81%, (1M USD LIBOR + 0.30%), 05/25/48 (i)	4,775	4,733
Series 2018-FA-55, REMIC, 2.81%, (1M USD LIBOR + 0.30%), 08/25/48 (i)	4,657	4,635
Series 2018-FA-77, REMIC, 2.81%, (1M USD LIBOR + 0.30%), 10/25/48 (i)	9,622	9,576
Series 2017-FA-96, REMIC, 2.91%, (1M USD LIBOR + 0.40%), 12/25/57 (i)	6,720	6,726
Government National Mortgage Association
Series 2004-FH-70, REMIC, 2.87%, (1M USD LIBOR + 0.40%), 07/20/34 (i)	5,194	5,204
Series 2010-FL-167, REMIC, 2.82%, (1M USD LIBOR + 0.35%), 12/20/40 (i)	1,655	1,653
		100,848
Commercial Mortgage-Backed Securities 0.0%
Federal Home Loan Mortgage Corp.
Interest Only, Series X1-K722, REMIC, 1.31%, 03/25/23 (i)	10,211	449
Mortgage-Backed Securities 4.3%
Federal Home Loan Mortgage Corp.
3.50%, 11/01/44 - 03/01/46	13,894	13,932
Federal National Mortgage Association
3.42%, 01/01/24	460	459
3.00%, 01/01/37 - 10/25/42	24,997	24,745
2.00%, 01/25/40	7,599	7,488
3.50%, 02/01/46 - 12/01/46	22,396	22,349
		68,973
Sovereign 0.2%
Argentina Republic Government International Bond
5.63%, 01/26/22	600	507
Banco del Estado de Chile
3.88%, 02/08/22	700	694
Costa Rica Government International Bond
10.00%, 08/01/20 (l)	310	326
Dominican Republic International Bond
7.50%, 05/06/21	1,400	1,442
Indonesia Government International Bond
3.70%, 01/08/22	200	198
Mexico Government International Bond
3.63%, 03/15/22	700	692
		3,859
U.S. Treasury Securities 1.3%
U.S. Treasury Note
1.25%, 01/31/20	4,350	4,287
1.63%, 06/30/20	6,250	6,166
1.38%, 02/29/20 - 01/31/21	10,700	10,497
		20,950
Total Government And Agency Obligations (cost $198,782)		195,079
INVESTMENT COMPANIES 2.3%
Altaba Inc. (b)	639	37,012
Total Investment Companies (cost $29,812)		37,012

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

76

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 3.8%
Investment Companies 3.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (q) (r)	51,764	51,764
Securities Lending Collateral 0.6%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (q) (r)	8,826	8,826
Total Short Term Investments (cost $60,590)		60,590
Total Investments 103.9% (cost $1,801,208)		1,672,905
Total Securities Sold Short (3.4)% (proceeds $65,423)		(55,249)
Other Assets and Liabilities, Net (0.5)%		(8,126)
Total Net Assets 100.0%		1,609,530

(a)  The Fund had an unfunded commitment at December 31, 2018. See Unfunded Commitments in the Schedules of Investments.

(b)  Non-income producing security.

(c)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)  Investment is owned by an entity that is treated as a corporation for U.S. tax purposes, which is owned by the Fund.

(e)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(f)   Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(g)  All or a portion of the security is pledged or segregated as collateral.

(h)   Convertible security.

(i)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(j)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $195,524 and 12.1%, respectively.

(k)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(l)   All or portion of the security was on loan.

(m)   Perpetual security. Next contractual call date presented, if applicable.

(n)  Security issued with a zero coupon. Income is recognized through the accretion of discount.

(o)   Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(p)   This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(q)  Investment in affiliate.

(r)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

SECURITIES SOLD SHORT (3.4%)
COMMON STOCKS (0.3%)
Communication Services (0.3%)
Tencent Holdings Ltd. (a)	(128)	(5,122)
Total Common Stocks (proceeds $6,151)		(5,122)
	Shares/Par[1]	Value ($)
PREFERRED STOCKS (0.5%)
Consumer Discretionary (0.5%)
Volkswagen AG (b)	(53)	(8,381)
Total Preferred Stocks (proceeds $8,169)		(8,381)
SENIOR LOAN INTERESTS (0.0%)
Consumer Discretionary (0.0%)
Mavis Tire Express Services Corp.
Delayed Draw Term Loan, 0.00%, (3M LIBOR + 3.25%), 03/15/25 (c) (d) (e)	—	—
Information Technology (0.0%)
Access CIG LLC
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.75%), 02/14/25 (c) (e)	—	—
Total Senior Loan Interests (proceeds $-)		—
INVESTMENT COMPANIES (2.6%)
SPDR S&P Regional Banking ETF Fund	(731)	(34,211)
Utilities Select Sector SPDR Fund	(142)	(7,535)
Total Investment Companies (proceeds $51,103)		(41,746)
Total Securities Sold Short (3.4%) (proceeds $65,423)		(55,249)

(a)  Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(b)   Convertible security.

(c)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e)   This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

JNL/Franklin Templeton Income Fund
EQUITY LINKED STRUCTURED NOTES 9.4%
Consumer Discretionary 1.8%
Merrill Lynch International & Co.
(General Motors Co.) (a)	600	20,137
Wells Fargo & Co.
(Target Corp.) (a)	170	11,257
(Ford Motor Co.) (a)	1,000	7,818
		39,212
Energy 0.4%
UBS AG
(Halliburton Co.) (a)	350	9,244
Financials 1.2%
Royal Bank of Canada
(Comcast Corp.) (a)	530	17,629
(Alphabet Inc.) (a)	7	7,405
		25,034

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

77

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Industrials 1.2%
Deutsche Bank AG
(Union Pacific Corp.) (a)	187	25,693
Information Technology 3.9%
Citigroup Global Markets Holdings Inc.
(Texas Instruments Inc.) (a)	210	20,114
Royal Bank of Canada
(Apple Inc.) (a)	130	20,689
UBS AG
(Microsoft Corp.) (a)	230	22,807
Wells Fargo & Co.
(Intel Corp.) (a)	450	21,482
		85,092
Materials 0.9%
UBS AG
(DowDuPont Inc.) (a)	350	19,066
Total Equity Linked Structured Notes (cost $244,523)		203,341
COMMON STOCKS 36.3%
Communication Services 1.8%
BCE Inc.	180	7,117
Verizon Communications Inc.	555	31,202
		38,319
Consumer Discretionary 1.7%
Daimler AG	185	9,761
Ford Motor Co. (b)	1,327	10,153
Target Corp. (b)	250	16,522
		36,436
Consumer Staples 3.6%
Anheuser-Busch InBev NV - ADR	178	11,714
Coca-Cola Co.	300	14,205
PepsiCo Inc.	187	20,649
Philip Morris International Inc.	174	11,616
Procter & Gamble Co.	215	19,763
		77,947
Energy 4.9%
Anadarko Petroleum Corp.	100	4,384
Baker Hughes a GE Co. LLC - Class A	341	7,331
BP Plc - ADR	250	9,480
Chevron Corp.	170	18,494
Exxon Mobil Corp.	200	13,638
Occidental Petroleum Corp.	123	7,550
Royal Dutch Shell Plc - Class A - ADR	425	24,765
Schlumberger Ltd.	95	3,428
TransCanada Corp. (b)	150	5,355
Williams Cos. Inc.	500	11,025
		105,450
Financials 5.9%
AXA SA	500	10,824
Bank of America Corp.	700	17,248
Barclays Plc	4,500	8,670
JPMorgan Chase & Co.	250	24,405
MetLife Inc.	398	16,334
Morgan Stanley	110	4,361
Wells Fargo & Co.	1,000	46,080
		127,922
Health Care 6.0%
AstraZeneca Plc	355	26,644
Johnson & Johnson	100	12,905
Medtronic Plc	215	19,556
Merck & Co. Inc.	548	41,896
Pfizer Inc.	623	27,198
		128,199
Industrials 1.0%
3M Co.	50	9,527
Ceva Logistics AG (c)	37	1,114
Cummins Inc.	80	10,691
		21,332
Information Technology 1.9%
Analog Devices Inc.	75	6,437
Apple Inc.	23	3,648
	Shares/Par[1]	Value ($)
Applied Materials Inc.	120	3,929
International Business Machines Corp.	40	4,547
Lam Research Corp.	40	5,447
Microchip Technology Inc. (b)	65	4,675
Microsoft Corp.	118	12,006
		40,689
Materials 2.7%
BASF SE	325	22,808
DowDuPont Inc.	203	10,830
Rio Tinto Plc - ADR (b)	500	24,240
		57,878
Real Estate 0.5%
Host Hotels & Resorts Inc.	600	10,002
Utilities 6.3%
Dominion Energy Inc.	509	36,345
Duke Energy Corp.	246	21,264
Sempra Energy	300	32,457
Southern Co.	867	38,061
Xcel Energy Inc.	170	8,376
		136,503
Total Common Stocks (cost $772,508)		780,677
PREFERRED STOCKS 0.0%
Financials 0.0%
Federal National Mortgage Association, 5.38%, (callable at 105,000 beginning 02/13/19) (c) (d) (e) (f)	—	1,050
Total Preferred Stocks (cost $4,100)		1,050
CORPORATE BONDS AND NOTES 36.2%
Communication Services 5.9%
AMC Entertainment Holdings Inc.
5.88%, 11/15/26 (b)	2,500	2,144
AT&T Inc.
4.13%, 02/17/26	5,000	4,891
CCO Holdings LLC
5.13%, 02/15/23	5,000	4,875
5.50%, 05/01/26 (a)	1,800	1,732
5.13%, 05/01/27 (a)	3,300	3,072
5.00%, 02/01/28 (a)	2,000	1,840
DISH DBS Corp.
5.88%, 07/15/22 - 11/15/24	14,300	12,565
5.00%, 03/15/23	11,000	9,060
Netflix Inc.
4.38%, 11/15/26 (b)	5,000	4,566
4.88%, 04/15/28	9,000	8,213
Sirius XM Radio Inc.
6.00%, 07/15/24 (a)	2,400	2,416
Sprint Capital Corp.
6.90%, 05/01/19	5,000	5,035
Sprint Corp.
7.88%, 09/15/23	9,400	9,644
7.13%, 06/15/24	5,500	5,442
7.63%, 03/01/26	10,000	9,983
Sprint Nextel Corp.
7.00%, 08/15/20	5,000	5,113
11.50%, 11/15/21 (b)	7,500	8,507
6.00%, 11/15/22	4,200	4,126
Sprint Spectrum Co. LLC
5.15%, 03/20/28 (a)	6,500	6,395
Univision Communications Inc.
5.13%, 05/15/23 (a)	15,000	13,474
Zayo Group LLC
6.00%, 04/01/23	5,000	4,734
		127,827
Consumer Discretionary 2.0%
24 Hour Holdings III LLC
8.00%, 06/01/22 (a) (b)	6,100	5,782
Fiat Chrysler Automobiles NV
5.25%, 04/15/23 (b)	5,600	5,487
Ford Motor Co.
4.35%, 12/08/26 (b)	7,500	6,683
General Motors Co.
5.15%, 04/01/38	7,000	5,980

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

78

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Shea Homes LP
5.88%, 04/01/23 (a)	3,000	2,724
6.13%, 04/01/25 (a)	3,000	2,670
Tesla Inc.
5.30%, 08/15/25 (a) (b)	3,500	3,045
Wynn Las Vegas LLC
5.50%, 03/01/25 (a)	9,500	8,927
5.25%, 05/15/27 (a)	2,000	1,765
		43,063
Consumer Staples 1.0%
BAT Capital Corp.
3.22%, 08/15/24	2,500	2,300
3.56%, 08/15/27	10,000	8,880
Kraft Heinz Foods Co.
4.63%, 01/30/29	5,000	4,947
Post Holdings Inc.
5.00%, 08/15/26 (a)	4,500	4,099
5.63%, 01/15/28 (a)	1,500	1,381
		21,607
Energy 6.3%
Ascent Resources Utica Holdings LLC
10.00%, 04/01/22 (a)	3,246	3,326
Bill Barrett Corp.
7.00%, 10/15/22 (b)	8,000	7,293
8.75%, 06/15/25	7,500	7,183
Calumet Specialty Products Partners LP
6.50%, 04/15/21	10,360	8,651
7.63%, 01/15/22	3,000	2,378
Chesapeake Energy Corp.
5.69%, (3M USD LIBOR + 3.25%), 04/15/19 (g)	1,700	1,685
6.13%, 02/15/21 (b)	15,000	14,281
4.88%, 04/15/22 (b)	5,500	4,791
7.00%, 10/01/24 (b)	6,000	5,196
5.50%, 09/15/26 (f)	2,500	2,019
7.50%, 10/01/26	5,000	4,275
8.00%, 01/15/25 - 06/15/27 (b)	29,700	25,751
Energy Transfer LP
5.50%, 06/01/27	3,900	3,810
Kinder Morgan Inc.
5.63%, 11/15/23 (a)	3,000	3,180
7.75%, 01/15/32	1,000	1,201
Talos Production LLC
11.00%, 04/03/22	2,518	2,394
Weatherford International Ltd.
5.13%, 09/15/20	6,400	4,971
7.75%, 06/15/21 (b)	10,925	8,201
5.88%, 07/01/21 (b) (f)	11,675	7,463
4.50%, 04/15/22 (b)	11,000	6,387
8.25%, 06/15/23 (b)	9,900	5,977
9.88%, 02/15/24 (b)	7,500	4,634
		135,047
Financials 6.9%
Bank of America Corp.
5.20%, (callable at 100 beginning 06/01/23) (b) (e)	2,100	2,025
6.10%, (callable at 100 beginning 03/17/25) (e)	4,000	3,960
6.25%, (callable at 100 beginning 09/05/24) (e)	2,500	2,462
3.42%, 12/20/28	7,500	7,027
Bayer Capital Corp. BV
5.63%, 11/22/19, EUR (a) (f)	15,000	12,894
Bayer US Finance II LLC
4.25%, 12/15/25 (a)	7,000	6,834
Capital One Financial Corp.
4.20%, 10/29/25	7,500	7,195
Cemex Finance LLC
6.00%, 04/01/24 (a)	3,000	2,986
Citigroup Inc.
5.90%, (callable at 100 beginning 02/15/23) (b) (e)	6,500	6,046
5.95%, (callable at 100 beginning 01/30/23) (b) (e)	7,000	6,362
5.95%, (callable at 100 beginning 08/15/20) (e)	8,000	7,732
6.30%, (callable at 100 beginning 05/15/24) (e)	10,000	9,215
4.13%, 07/25/28	7,500	7,035
	Shares/Par[1]	Value ($)
Dell EMC
5.45%, 06/15/23 (a)	7,000	7,124
Goldman Sachs Group Inc.
3.27%, 09/29/25	6,500	6,094
HSBC Holdings Plc
4.29%, 09/12/26	12,000	11,848
JPMorgan Chase & Co.
5.00%, (callable at 100 beginning 07/01/19) (e)	12,000	11,621
5.15%, (callable at 100 beginning 05/01/23) (e)	2,000	1,905
5.99%, (callable at 100 beginning 04/30/19) (e)	4,157	4,115
6.10%, (callable at 100 beginning 10/01/24) (e)	10,000	9,950
Morgan Stanley
5.55%, (callable at 100 beginning 07/15/20) (e)	2,500	2,439
Prudential Financial Inc.
5.70%, 09/15/48	8,500	7,887
Wells Fargo & Co.
5.90%, (callable at 100 beginning 06/15/24) (e)	3,900	3,716
		148,472
Health Care 8.9%
Actavis Funding SCS
3.80%, 03/15/25	7,500	7,327
Community Health Systems Inc.
6.25%, 03/31/23	25,000	22,741
CVS Health Corp.
4.10%, 03/25/25	2,100	2,081
4.30%, 03/25/28	3,500	3,426
5.05%, 03/25/48	1,600	1,563
DaVita HealthCare Partners Inc.
5.13%, 07/15/24	3,600	3,375
5.00%, 05/01/25	2,000	1,815
Endo Finance Co.
5.75%, 01/15/22 (a)	9,900	8,242
Endo Finance LLC
6.00%, 07/15/23 (a)	7,000	5,335
Halfmoon Parent Inc.
3.75%, 07/15/23 (a)	10,000	9,967
HCA Inc.
7.50%, 02/15/22	4,100	4,355
5.88%, 05/01/23	7,500	7,606
Horizon Pharma Inc.
6.63%, 05/01/23 (b)	5,240	5,035
Mallinckrodt International Finance SA
4.88%, 04/15/20 (a)	4,500	4,358
5.75%, 08/01/22 (a) (b)	17,000	14,608
5.63%, 10/15/23 (a) (b)	4,100	3,115
Mylan NV
3.95%, 06/15/26	5,800	5,279
Tenet Healthcare Corp.
4.38%, 10/01/21	9,500	9,198
8.13%, 04/01/22	19,000	19,026
6.75%, 06/15/23 (b)	20,000	18,775
5.13%, 05/01/25 (b)	1,200	1,120
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (a)	2,200	2,212
5.88%, 05/15/23 (a)	13,000	11,992
7.00%, 03/15/24 (a)	3,400	3,444
6.13%, 04/15/25 (a)	4,700	4,085
5.50%, 03/01/23 - 11/01/25 (a)	10,000	9,207
9.00%, 12/15/25 (a)	2,500	2,493
		191,780
Industrials 0.8%
United Rentals North America Inc.
5.75%, 11/15/24	3,500	3,377
4.88%, 01/15/28	6,000	5,267
United Technologies Corp.
3.95%, 08/16/25	7,000	6,979
XPO Logistics Inc.
6.50%, 06/15/22 (a)	1,775	1,757
		17,380
Information Technology 0.4%
CommScope Inc.
5.50%, 06/15/24 (a)	6,000	5,490

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

79

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
West Corp.
8.50%, 10/15/25 (a)	3,000	2,415
		7,905
Materials 1.7%
BWAY Holding Co.
5.50%, 04/15/24 (a)	5,000	4,708
7.25%, 04/15/25 (a) (b)	11,000	9,901
DowDuPont Inc.
4.49%, 11/15/25	12,000	12,366
FMG Resources August 2006 Pty Ltd.
5.13%, 05/15/24 (a) (b)	4,400	4,081
Syngenta Finance NV
4.44%, 04/24/23 (a)	7,000	6,755
		37,811
Real Estate 0.6%
Equinix Inc.
5.38%, 05/15/27	5,000	4,947
Iron Mountain Inc.
5.75%, 08/15/24	7,500	7,131
		12,078
Utilities 1.7%
AES Corp.
4.88%, 05/15/23	1,000	978
Calpine Corp.
5.38%, 01/15/23	15,000	14,051
5.75%, 01/15/25 (b)	6,500	5,935
Dynegy Inc.
7.38%, 11/01/22	15,500	16,000
		36,964
Total Corporate Bonds And Notes (cost $829,327)		779,934
SENIOR LOAN INTERESTS 3.8%
Communication Services 0.4%
Securus Technologies Holdings Inc.
Term Loan, 6.84%, (3M LIBOR + 8.25%), 11/01/24 (g)	1,290	1,239
Term Loan, 0.00%, (3M LIBOR + 8.25%), 06/30/25 (g) (h)	5,200	4,992
Term Loan, 10.59%, (3M LIBOR + 8.25%), 06/30/25 (g)	2,200	2,112
		8,343
Consumer Discretionary 1.5%
24 Hour Fitness Worldwide Inc.
Term Loan B, 5.84%, (3M LIBOR + 3.50%), 05/30/25 (g)	5,970	5,826
Academy Ltd.
Term Loan B, 6.35%, (3M LIBOR + 4.00%), 07/05/22 - 07/16/22 (g)	3,494	2,310
Belk Inc.
Term Loan, 7.36%, (3M LIBOR + 4.75%), 11/18/22 (g)	9,699	7,799
PetSmart Inc.
Term Loan B-2, 5.38%, (3M LIBOR + 3.00%), 03/11/22 (g)	7,461	5,876
Stars Group Holdings BV
Incremental Term Loan, 6.30%, (3M LIBOR + 3.50%), 06/29/25 (g)	9,973	9,616
		31,427
Energy 0.1%
Talen Energy Supply LLC
Term Loan B-1, 6.34%, (3M LIBOR + 4.00%), 07/15/23 (g)	2,947	2,902
Health Care 0.5%
Amneal Pharmaceuticals LLC
Term Loan B, 5.87%, (3M LIBOR + 3.50%), 03/26/25 (g)	10,445	9,879
Industrials 0.4%
Cortes NP Acquisition Corp.
Term Loan B, 6.71%, (3M LIBOR + 4.00%), 11/30/23 (g)	3,385	3,063
West Corp.
Term Loan, 6.53%, (3M LIBOR + 4.00%), 10/03/24 (g)	6,548	5,995
		9,058
	Shares/Par[1]	Value ($)
Information Technology 0.7%
Almonde Inc.
1st Lien Term Loan, 6.30%, (3M LIBOR + 3.50%), 04/26/24 (g)	6,100	5,670
MH Sub I LLC
1st Lien Term Loan, 6.25%, (3M LIBOR + 3.75%), 08/09/24 (g)	7,219	6,831
Michaels Stores Inc.
Term Loan, 10.00%, (3M LIBOR + 7.50%), 08/16/25 (g) (i)	3,200	2,912
		15,413
Utilities 0.2%
Talen Energy Supply LLC
Term Loan B-2, 6.34%, (3M LIBOR + 4.00%), 04/07/24 (g)	3,910	3,850
Total Senior Loan Interests (cost $86,597)		80,872
GOVERNMENT AND AGENCY OBLIGATIONS 7.9%
U.S. Treasury Securities 7.9%
U.S. Treasury Note
1.00%, 06/30/19	20,000	19,850
2.25%, 03/31/20	30,000	29,878
2.50%, 05/31/20 - 06/30/20	40,000	39,962
2.38%, 03/15/21	20,000	19,947
2.75%, 04/30/23 - 05/31/23	40,000	40,428
2.88%, 05/31/25	20,000	20,350
Total Government And Agency Obligations (cost $169,662)		170,415
OTHER EQUITY INTERESTS 0.0%
General Motors Co. Escrow (c) (i) (j) (k) (l)	100	1
Total Other Equity Interests (cost $0)		1
SHORT TERM INVESTMENTS 12.3%
Investment Companies 5.8%
JNL Government Money Market Fund - Institutional Class, 2.31% (m) (n)	123,539	123,539
Securities Lending Collateral 6.5%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (m) (n)	140,314	140,314
Total Short Term Investments (cost $263,853)		263,853
Total Investments 105.9% (cost $2,370,570)		2,280,143
Other Assets and Liabilities, Net (5.9)%		(127,535)
Total Net Assets 100.0%		2,152,608

(a)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $413,172 and 19.2%, respectively.

(b)  All or portion of the security was on loan.

(c)  Non-income producing security.

(d)   Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(e)   Perpetual security. Next contractual call date presented, if applicable.

(f)  Convertible security.

(g)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(h)   This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

80

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Shares/Par[1]	Value ($)

(i)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(j)   Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(k)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(l)   Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(m)  Investment in affiliate.

(n)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/Franklin Templeton Mutual Shares Fund
COMMON STOCKS 84.2%
Communication Services 10.6%
AT&T Inc.	393	11,219
Charter Communications Inc. - Class A (a)	69	19,758
Comcast Corp. - Class A	404	13,753
Cumulus Media Inc. - Class A (a)	17	184
Cumulus Media Inc. - Class B (a)	25	248
Discovery Inc. - Class C (a)	383	8,849
DISH Network Corp. - Class A (a)	236	5,884
Koninklijke KPN NV	2,197	6,445
T-Mobile US Inc. (a)	194	12,315
Walt Disney Co.	218	23,893
		102,548
Consumer Discretionary 4.3%
General Motors Co.	355	11,881
Goodyear Tire & Rubber Co.	199	4,057
Lennar Corp. - Class A	184	7,219
Newell Brands Inc.	707	13,147
Toll Brothers Inc.	155	5,117
		41,421
Consumer Staples 6.7%
Altria Group Inc.	189	9,349
British American Tobacco Plc - ADR	101	3,199
British American Tobacco Plc	368	11,765
Energizer Holdings Inc.	142	6,421
Imperial Brands Plc	124	3,777
Kroger Co.	585	16,099
Walgreens Boots Alliance Inc.	198	13,537
		64,147
Energy 9.4%
Anadarko Petroleum Corp.	249	10,925
Baker Hughes a GE Co. LLC - Class A	471	10,120
BP Plc	1,040	6,590
Kinder Morgan Inc.	910	13,998
Marathon Oil Corp.	856	12,278
McDermott International Inc. (a)	209	1,366
Plains GP Holdings LP - Class A (a)	291	5,845
Royal Dutch Shell Plc - Class A	367	10,797
Royal Dutch Shell Plc - Class A	262	7,710
Williams Cos. Inc.	503	11,100
		90,729
Financials 20.5%
Alleghany Corp.	30	18,604
Ally Financial Inc.	227	5,137
American International Group Inc.	447	17,630
Barclays Plc	2,860	5,510
Brighthouse Financial Inc. (a)	185	5,642
Capital One Financial Corp.	159	12,001
Chubb Ltd.	114	14,727
CIT Group Inc.	219	8,389
Citigroup Inc.	287	14,919
Citizens Financial Group Inc.	534	15,881
FCB Financial Holdings Inc. - Class A (a)	41	1,365
Guaranty Bancorp	10	202
	Shares/Par[1]	Value ($)
Hartford Financial Services Group Inc.	301	13,375
JPMorgan Chase & Co.	232	22,627
MetLife Inc.	285	11,711
Voya Financial Inc.	278	11,179
Wells Fargo & Co.	416	19,189
		198,088
Health Care 13.2%
CVS Health Corp.	239	15,658
Eli Lilly & Co.	203	23,506
Medtronic Plc	414	37,682
Merck & Co. Inc.	328	25,044
Novartis AG - ADR	291	24,987
		126,877
Industrials 5.7%
BAE Systems Plc	1,305	7,656
CNH Industrial NV	694	6,342
Fluor Corp.	187	6,007
General Electric Co.	1,098	8,309
Johnson Controls International Plc	374	11,080
Sensata Technologies Holding Plc (a)	350	15,693
		55,087
Information Technology 9.7%
Apple Inc.	7	1,035
Cisco Systems Inc.	463	20,086
Cognizant Technology Solutions Corp. - Class A	240	15,260
Hewlett Packard Enterprise Co.	611	8,068
Red Hat Inc. (a)	51	8,887
Relx Plc	241	4,967
Samsung Electronics Co. Ltd.	396	13,705
Symantec Corp.	745	14,078
Western Digital Corp.	211	7,797
		93,883
Materials 1.9%
International Paper Co.	293	11,829
ThyssenKrupp AG	118	2,048
Warrior Met Coal Inc.	60	1,441
WestRock Co.	91	3,432
		18,750
Real Estate 1.3%
Alexander's Inc.	8	2,437
Vornado Realty Trust	158	9,793
		12,230
Utilities 0.9%
PG&E Corp. (a)	125	2,971
Vistra Energy Corp. (a)	238	5,450
		8,421
Total Common Stocks (cost $792,732)		812,181
WARRANTS 0.0%
Avaya Holdings Corp. (a)	39	80
Total Warrants (cost $92)		80
CORPORATE BONDS AND NOTES 2.7%
Communication Services 1.4%
Frontier Communications Corp.
10.50%, 09/15/22	6,439	4,466
11.00%, 09/15/25	7,214	4,495
iHeartCommunications Inc.
0.00%, 12/15/19 (a) (b)	7,449	5,009
		13,970
Energy 0.3%
McDermott Escrow 1 Inc.
10.63%, 05/01/24 (c)	2,878	2,426
Information Technology 1.0%
Banff Merger Sub Inc.
9.75%, 09/01/26 (c)	5,300	4,850
Veritas US Inc.
7.50%, 02/01/23 (c)	831	677
10.50%, 02/01/24 (c)	6,822	4,440
		9,967
Total Corporate Bonds And Notes (cost $34,375)		26,363

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

81

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Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SENIOR LOAN INTERESTS 1.1%
Consumer Discretionary 0.6%
Cumulus Media New Holdings Inc.
Term Loan, 6.85%, (3M LIBOR + 4.50%), 05/15/22 (d)	3,294	3,076
Toys R Us Inc.
Term Loan, 0.00%, 03/15/20 (a) (b)	5,623	2,699
		5,775
Financials 0.1%
Veritas Bermuda Ltd.
Term Loan B, 6.89%, (3M LIBOR + 4.50%), 01/27/23 (d)	1,270	1,078
Information Technology 0.4%
Veritas Bermuda Ltd.
Term Loan B, 6.84%, (3M LIBOR + 4.50%), 01/27/23 (d)	3,871	3,288
Total Senior Loan Interests (cost $13,467)		10,141
OTHER EQUITY INTERESTS 0.0%
Avaya Inc. Escrow (a) (e) (f) (g) (h)	3,139	—
Avaya Inc. Escrow (a) (e) (f) (g) (h)	546	—
Avaya Inc. Escrow (a) (e) (f) (g) (h)	4,317	—
Avaya Inc. Escrow (a) (e) (f) (g) (h)	1,008	—
Avaya Inc. Escrow (a) (e) (f) (g) (h)	9,561	—
Texas Competitive Electric Holdings Co. LLC Escrow (a) (f)	11,682	81
Tribune Co. Escrow Litigation Interests (a) (e) (f) (g) (h)	49	—
Total Other Equity Interests (cost $0)		81
SHORT TERM INVESTMENTS 12.5%
Investment Companies 11.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (i) (j)	114,091	114,091
Treasury Securities 0.6%
U.S. Treasury Bill
2.27%, 01/02/19 (k)	3,000	3,000
2.22%, 02/14/19 (k)	3,000	2,992
		5,992
Total Short Term Investments (cost $120,082)		120,083
Total Investments 100.5% (cost $960,748)		968,929
Other Derivative Instruments 0.0%		396
Other Assets and Liabilities, Net (0.5)%		(5,052)
Total Net Assets 100.0%		964,273

(a)  Non-income producing security.

(b)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 0.8% of the Fund’s net assets.

(c)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $12,393 and 1.3%, respectively.

(d)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

Shares/Par[1]	Value ($)

(e)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f)   Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(g)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(h)   Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(i)  Investment in affiliate.

(j)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(k)   The coupon rate represents the yield to maturity.

JNL/Goldman Sachs Core Plus Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 16.9%
Academic Loan Funding Trust
Series 2012-A2-1A, 3.61%, (1M USD LIBOR + 1.10%), 12/27/44 (a) (b)	5,099	5,124
ACE Securities Corp. Home Equity Loan Trust
Series 2006-A2C-ASP4, REMIC, 2.67%, (1M USD LIBOR + 0.16%), 08/25/36 (a)	510	502
ACIS CLO Ltd.
Series 2014-A-4A, 3.96%, (3M USD LIBOR + 1.42%), 05/01/26 (a) (b)	4,066	4,060
Adjustable Rate Mortgage Trust
Series 2004-2A1-5, REMIC, 4.31%, 04/25/35 (a)	90	88
Amortizing Residential Collateral Trust
Series 2002-M2-BC6, REMIC, 4.31%, (1M USD LIBOR + 1.80%), 08/25/32 (a)	14	12
AptarGroup Inc.
Series 2018-A-FL1, 3.61%, (1M USD LIBOR + 1.15%), 02/15/24 (a) (b)	5,600	5,510
Asset Backed Securities Corp. Home Equity Loan Trust
Series 2003-M2-HE2, REMIC, 5.31%, (1M USD LIBOR + 2.85%), 04/15/33 (a)	—	—
Banc of America Funding Trust
Series 2006-A2-8T2, REMIC, 5.79%, 10/25/36	23	20
Banc of America Mortgage Securities Inc.
Series 2005-2A1-H, REMIC, 4.36%, 09/25/35 (a)	167	160
Bancorp Commercial Mortgage Trust
Series 2018-A-CRE4, 3.36%, 08/17/21 (b)	1,946	1,910
Bank of America Student Loan Trust
Series 2010-A-1A, 3.29%, (3M USD LIBOR + 0.80%), 02/25/43 (a) (b)	824	827
Catamaran CLO Ltd.
Series 2013-AR-1A, 3.36%, (3M USD LIBOR + 0.85%), 01/27/28 (a) (b)	5,250	5,166
Citigroup Mortgage Loan Trust Inc.
Series 2005-1A1A-10, REMIC, 4.59%, 12/25/35 (a)	478	400
Countrywide Alternative Loan Trust
Series 2005-A1-38, REMIC, 3.66%, (12M US Federal Reserve Cumulative Average CMT + 1.50%), 09/25/35 (a)	90	88
Countrywide Asset-Backed Certificates
Series 2004-M4-5, REMIC, 4.38%, (1M USD LIBOR + 1.88%), 06/25/34 (a)	56	54
Credit Suisse European Mortgage Capital Ltd.
Series 2015-A-1HWA, 2.42%, (3M EURIBOR + 2.75%), 05/22/20, EUR (a) (c)	2,075	2,374
Crown Point CLO III Ltd.
Series 2015-A1AR-3A, 3.35%, (3M USD LIBOR + 0.91%), 12/31/27 (a) (b)	7,850	7,755
ECMC Group Student Loan Trust
Series 2016-A-1A, 3.86%, (1M USD LIBOR + 1.35%), 02/25/29 (a) (b)	4,013	4,089
Edsouth Indenture No. 1 LLC
Series 2010-A1-1, 3.34%, (1M USD LIBOR + 0.85%), 07/25/23 (a) (b)	108	108

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

82

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Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
EFS Volunteer No. 2 LLC
Series 2012-A2-1, 3.86%, (1M USD LIBOR + 1.35%), 03/25/36 (a) (b)	5,500	5,643
EFS Volunteer No. 3 LLC
Series 2012-A3-1, 3.51%, (1M USD LIBOR + 1.00%), 04/25/33 (a) (b)	3,450	3,466
Exantas Capital Corp. Ltd.
Series 2018-A-RSO6, 3.29%, (1M USD LIBOR + 0.83%), 02/15/21 (a) (b)	3,950	3,881
GMAC Mortgage Corp. Loan Trust
Series 2007-1A1-HE3, REMIC, 7.00%, 09/25/37 (a)	20	21
Series 2007-2A1-HE3, REMIC, 7.00%, 09/25/37	111	114
GSAA Home Equity Trust
Series 2007-2A2A-5, REMIC, 2.74%, (1M USD LIBOR + 0.23%), 05/25/37 (a)	2,390	1,626
Halcyon Loan Advisors Funding Ltd.
Series 2014-A1R-1A, 3.57%, (3M USD LIBOR + 1.13%), 04/18/26 (a) (b)	1,555	1,550
Impac CMB Trust
Series 2004-2A-10, REMIC, 3.15%, (1M USD LIBOR + 0.64%), 03/25/35 (a) (d)	45	40
KREF Ltd.
Series 2018-A-FL1, 3.40%, (1M USD LIBOR + 1.10%), 04/15/23 (a) (b)	3,725	3,667
London Wall Mortgage Capital Plc
Series 2017-A-FL1, 1.74%, (3M GBP LIBOR + 0.85%), 11/15/49, GBP (a)	3,261	4,119
Luminent Mortgage Trust
Series 2006-1A1-7, REMIC, 2.69%, (1M USD LIBOR + 0.18%), 12/25/36 (a)	1,317	1,176
Madison Park Funding XXX Ltd.
Series 2018-A-30A, 3.19%, (3M USD LIBOR + 0.75%), 04/16/29 (a) (b)	7,700	7,509
MASTR Adjustable Rate Mortgages Trust
Series 2004-5A1-12, REMIC, 4.50%, 10/25/34 (a)	84	82
Series 2004-1A1-15, REMIC, 4.72%, 12/25/34 (a)	39	39
Series 2006-4A1B-OA2, REMIC, 3.36%, (12M US Federal Reserve Cumulative Average CMT + 1.20%), 12/25/46 (a)	1,166	1,560
MASTR Seasoned Securities Trust
Series 2005-4A1-2, REMIC, 3.95%, 10/25/32 (a)	84	81
Montana Higher Education Student Assistance Corp.
Series 2012-A3-1, REMIC, 3.52%, (1M USD LIBOR + 1.05%), 04/20/29 (a)	3,100	3,157
Morgan Stanley Mortgage Loan Trust
Series 2004-2A1-6AR, REMIC, 4.58%, 08/25/34 (a)	31	31
Series 2006-2A3-3AR, REMIC, 4.00%, 03/25/36 (a)	611	515
Navient Student Loan Trust
Series 2016-A-7A, 3.66%, (1M USD LIBOR + 1.15%), 12/25/28 (a) (b)	3,990	4,004
Series 2016-A-5A, 3.76%, (1M USD LIBOR + 1.25%), 12/25/28 (a) (b)	8,943	9,010
NCUA Guaranteed Notes Trust
Series 2011-A4-M1, REMIC, 3.00%, 06/12/19	1,900	1,902
Nelnet Student Loan Trust
Series 2006-A6-1, 3.10%, (3M USD LIBOR + 0.45%), 08/25/36 (a) (b)	5,450	5,316
Northstar Education Finance Inc.
Series 2007-A1-1, 2.61%, (3M USD LIBOR + 0.10%), 04/28/30 (a)	678	675
OFSI Fund VII Ltd.
Series 2014-AR-7A, 3.34%, (3M USD LIBOR + 0.90%), 10/19/26 (a) (b)	1,300	1,292
OREC Ltd.
Series 2018-A-CRE1, 3.49%, (1M USD LIBOR + 1.18%), 11/15/23 (a) (b)	2,800	2,761
Panhandle-Plains Higher Education Authority Inc.
Series 2010-A1-2, REMIC, 3.53%, (3M USD LIBOR + 1.13%), 01/01/24 (a)	800	805
ReadyCap Commercial Mortgage Trust
Series 2018-A-FL2, 3.36%, (1M USD LIBOR + 0.85%), 04/25/22 (a) (b)	1,700	1,688
	Shares/Par[1]	Value ($)
Residential Accredit Loans Inc. Trust
Series 2005-A1-QO5, REMIC, 3.16%, (12M US Federal Reserve Cumulative Average CMT + 1.00%), 01/25/46 (a)	480	422
Ripon Mortgages Plc
Series A1-1X, 1.60%, (3M GBP LIBOR + 0.80%), 02/20/22, GBP (a)	583	738
Series A2-1X, 1.69%, (3M GBP LIBOR + 0.80%), 02/20/22, GBP (a)	6,911	8,753
Sail Net Interest Margin Notes
Series 2003-A-3, 7.75%, 04/27/33 (b)	6	11
Series 2004-A-2A, 5.50%, 03/27/34 (b)	45	16
Scholar Funding Trust
Series 2010-A-A, 3.26%, (3M USD LIBOR + 0.75%), 04/28/35 (a) (b)	1,339	1,323
SLM Student Loan Trust
Series 2007-A4-7, 2.82%, (3M USD LIBOR + 0.33%), 01/25/22 (a)	1,757	1,726
Series 2007-A4-2, 2.55%, (3M USD LIBOR + 0.06%), 07/25/22 (a)	4,800	4,669
Series 2008-A4-4, 4.14%, (3M USD LIBOR + 1.65%), 07/25/22 (a)	1,625	1,645
Series 2008-A3-2, 3.24%, (3M USD LIBOR + 0.75%), 04/25/23 (a)	689	684
Series 2008-A4-8, 3.99%, (3M USD LIBOR + 1.50%), 04/25/23 (a)	1,797	1,828
Series 2008-A4-6, 3.59%, (3M USD LIBOR + 1.10%), 07/25/23 (a)	2,546	2,563
Series 2008-A4-5, 4.19%, (3M USD LIBOR + 1.70%), 07/25/23 (a)	5,406	5,492
Series 2005-A3-4, 2.61%, (3M USD LIBOR + 0.12%), 01/25/27 (a)	3,089	3,074
Series 2003-A5A-1, 2.90%, (3M USD LIBOR + 0.11%), 12/15/32 (a) (b)	3,434	3,297
Series 2003-A5A-7A, 3.99%, (3M USD LIBOR + 1.20%), 12/15/33 (a) (b)	3,642	3,688
Station Place Securitization Trust
Series 2015-A-2, 2.99%, (1M USD LIBOR + 1.05%), 07/15/19 (a) (b) (c)	2,000	2,000
Structured Asset Mortgage Investments II Trust
Series 2005-2A1-AR3, REMIC, 4.34%, 08/25/35 (a)	36	35
TPG Real Estate Finance Issuer Ltd.
Series 2018-A-FL2, 3.59%, (1M USD LIBOR + 1.13%), 11/15/37 (a) (b)	4,300	4,253
Tryon Park CLO Ltd.
Series 2013-A1SR-1A, 3.33%, (3M USD LIBOR + 0.89%), 04/16/29 (a) (b)	5,460	5,363
Warwick Finance Residential Mortgages Number One Plc
Series A-1, 1.91%, (3M GBP LIBOR + 1.00%), 09/21/49, GBP (a)	2,745	3,494
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2004-A2-AR3, REMIC, 3.96%, 06/25/34 (a)	147	145
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-2A3-AR8, REMIC, 4.62%, 04/25/36 (a) (d)	27	27
WhiteHorse VIII Ltd.
Series 2014-AR-1A, 3.44%, 05/01/26 (b)	1,733	1,720
Total Non-U.S. Government Agency Asset-Backed Securities (cost $161,358)		160,943
CORPORATE BONDS AND NOTES 36.6%
Communication Services 5.5%
21st Century Fox America Inc.
6.15%, 03/01/37	300	369
America Movil SAB de CV
6.00%, 06/09/19, MXN	9,650	483
AT&T Inc.
3.00%, 06/30/22 (e)	2,400	2,341
3.60%, 02/17/23	2,100	2,081
4.45%, 04/01/24	800	812
3.40%, 05/15/25	4,150	3,918
5.45%, 03/01/47	500	489
British Telecommunications Plc
5.13%, 12/04/28	1,000	1,008

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

83

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Charter Communications Operating LLC
3.58%, 07/23/20	1,399	1,398
4.46%, 07/23/22	1,950	1,968
4.50%, 02/01/24	3,100	3,096
4.91%, 07/23/25	1,525	1,516
Comcast Corp.
3.70%, 04/15/24	3,400	3,415
3.38%, 08/15/25	2,275	2,220
3.30%, 02/01/27	562	537
3.15%, 02/15/28	725	681
4.15%, 10/15/28	2,975	3,023
4.25%, 10/15/30	1,825	1,851
Digicel Ltd.
6.75%, 03/01/23 (b) (e)	1,350	1,067
Telefonica Emisiones SAU
5.46%, 02/16/21	3,225	3,342
4.57%, 04/27/23	1,300	1,337
Time Warner Cable Inc.
5.88%, 11/15/40	425	406
5.50%, 09/01/41	71	65
T-Mobile USA Inc.
4.50%, 02/01/26	1,000	924
Verizon Communications Inc.
4.33%, 09/21/28	7,734	7,775
5.25%, 03/16/37	550	576
5.01%, 04/15/49	1,413	1,404
Vodafone Group Plc
3.75%, 01/16/24	2,950	2,905
Wind Tre SpA
5.00%, 01/20/26 (b)	1,300	1,065
		52,072
Consumer Discretionary 0.9%
Amazon.com Inc.
3.88%, 08/22/37	725	707
Apple Inc.
2.75%, 01/13/25	1,650	1,586
Bacardi Ltd.
5.30%, 05/15/48 (b)	1,200	1,080
Dollar Tree Inc.
4.00%, 05/15/25	1,050	1,013
4.20%, 05/15/28	1,125	1,066
Expedia Inc.
3.80%, 02/15/28	925	841
Home Depot Inc.
3.90%, 12/06/28	1,100	1,127
Maquinaria Especializada MXO S.A.P.I. de C.V.
0.00%, 04/13/21 (c) (d) (f) (g) (h)	99	—
Starbucks Corp.
3.80%, 08/15/25	1,725	1,705
		9,125
Consumer Staples 1.7%
Anheuser-Busch InBev Worldwide Inc.
4.00%, 04/13/28	4,000	3,834
4.70%, 02/01/36 (b)	975	907
4.90%, 02/01/46 (b)	1,025	949
4.60%, 04/15/48	650	581
BAT Capital Corp.
3.22%, 08/15/24	1,580	1,453
Conagra Brands Inc.
5.40%, 11/01/48	1,050	969
Constellation Brands Inc.
3.21%, (3M USD LIBOR + 0.70%), 11/15/21 (a)	1,850	1,853
4.40%, 11/15/25	675	682
Maple Escrow Subsidiary Inc.
4.06%, 05/25/23 (b)	1,425	1,419
Reynolds American Inc.
4.45%, 06/12/25	2,550	2,463
Walmart Inc.
4.05%, 06/29/48	725	723
		15,833
Energy 5.1%
Anadarko Petroleum Corp.
8.70%, 03/15/19	1,025	1,035
6.45%, 09/15/36	625	668
	Shares/Par[1]	Value ($)
BP Capital Markets America Inc.
4.23%, 11/06/28	1,100	1,129
Canadian Natural Resources Ltd.
3.85%, 06/01/27 (e)	1,500	1,418
Cenovus Energy Inc.
4.25%, 04/15/27 (e)	925	840
Concho Resources Inc.
4.30%, 08/15/28	925	907
Continental Resources Inc.
4.50%, 04/15/23	4,375	4,309
4.38%, 01/15/28	250	236
Devon Energy Corp.
5.85%, 12/15/25	452	476
4.75%, 05/15/42	800	687
Diamondback Energy Inc.
4.75%, 11/01/24	1,975	1,906
Energy Transfer LP
5.50%, 06/01/27	1,400	1,368
Energy Transfer Partners LP
4.65%, 06/01/21	725	734
4.20%, 09/15/23	1,775	1,752
4.95%, 06/15/28	325	319
5.30%, 04/15/47	700	619
6.00%, 06/15/48	490	475
EQT Midstream Partners LP
4.75%, 07/15/23	3,250	3,235
Gazprom Capital SA
7.29%, 08/16/37	100	111
Halliburton Co.
3.80%, 11/15/25	275	267
Kinder Morgan Energy Partners LP
3.50%, 09/01/23 (e)	2,125	2,068
Marathon Oil Corp.
4.40%, 07/15/27	1,175	1,120
Marathon Petroleum Corp.
3.80%, 04/01/28 (d) (h)	625	588
MPLX LP
4.80%, 02/15/29	500	500
4.50%, 04/15/38	775	682
4.70%, 04/15/48	325	282
5.50%, 02/15/49	1,275	1,236
Newfield Exploration Co.
5.63%, 07/01/24	1,250	1,268
ONEOK Inc.
4.55%, 07/15/28	350	347
Petroleos Mexicanos
6.50%, 03/13/27	360	339
Phillips 66
3.90%, 03/15/28	1,750	1,685
Pioneer Natural Resources Co.
3.95%, 07/15/22	480	480
Plains All American Pipeline LP
3.65%, 06/01/22	1,275	1,245
3.85%, 10/15/23	800	777
4.50%, 12/15/26	1,450	1,397
Reliance Industries Ltd.
4.13%, 01/28/25	250	244
3.67%, 11/30/27 (b)	440	402
Sabine Pass Liquefaction LLC
6.25%, 03/15/22	1,675	1,764
5.63%, 04/15/23 - 03/01/25	2,250	2,337
Shell International Finance BV
4.55%, 08/12/43	825	861
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24	500	488
5.40%, 10/01/47	1,150	1,032
Valero Energy Corp.
4.35%, 06/01/28	750	732
Western Gas Partners LP
3.95%, 06/01/25	1,150	1,073
Williams Partners LP
3.60%, 03/15/22	1,245	1,222
3.90%, 01/15/25	1,550	1,504
		48,164

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

84

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Financials 12.5%
ABJA Investment Co. Pte Ltd.
5.45%, 01/24/28	400	341
AerCap Ireland Capital Ltd.
4.63%, 07/01/22	2,175	2,195
3.30%, 01/23/23	1,600	1,520
AIB Group Plc
4.75%, 10/12/23 (b)	2,425	2,407
Altice Financing SA
6.63%, 02/15/23 (b)	1,100	1,059
American International Group Inc.
3.90%, 04/01/26	2,000	1,926
4.20%, 04/01/28	775	753
Banco do Brasil SA
9.00%, (callable at 100 beginning 06/18/24) (e) (i)	200	204
Banco Santander SA
4.25%, 04/11/27	400	372
4.38%, 04/12/28	600	559
Bank of America Corp.
4.00%, 04/01/24	109	110
3.86%, 07/23/24	2,450	2,447
3.25%, 10/21/27	1,875	1,733
4.18%, 11/25/27	3,725	3,577
3.82%, 01/20/28 (a)	2,500	2,419
3.42%, 12/20/28	96	90
4.27%, 07/23/29	1,475	1,470
Barclays Plc
6.63%, (callable at 100 begininng 09/15/19) (i) (j)	425	414
4.61%, 02/15/23	2,400	2,389
Bayer US Finance II LLC
3.88%, 12/15/23 (b)	1,900	1,863
4.25%, 12/15/25 (b)	3,100	3,027
BNP Paribas SA
3.50%, 03/01/23 (b)	3,650	3,554
3.38%, 01/09/25 (b)	975	916
BPCE SA
4.00%, 09/12/23 (b)	1,950	1,917
4.63%, 09/12/28 (b)	975	966
CIT Group Inc.
5.25%, 03/07/25	2,700	2,648
Citibank NA
3.05%, 05/01/20	2,825	2,820
Citigroup Inc.
3.40%, 05/01/26	4,925	4,629
4.30%, 11/20/26	200	192
4.13%, 07/25/28	475	446
Cooperatieve Rabobank U.A.
2.94%, (3M USD LIBOR + 0.43%), 04/26/21 (a)	1,450	1,440
3.13%, 04/26/21	1,775	1,767
Credit Suisse AG
6.50%, 08/08/23 (b)	400	418
Credit Suisse Group AG
4.28%, 01/09/28 (b)	2,059	1,989
3.87%, 01/12/29 (b)	628	584
Credit Suisse Group Funding Guernsey Ltd.
4.55%, 04/17/26	699	695
Dell EMC
5.45%, 06/15/23 (b)	2,275	2,315
Deutsche Bank AG
2.50%, 02/13/19	475	474
2.70%, 07/13/20	2,525	2,451
Discover Bank
8.70%, 11/18/19	551	574
Discover Financial Services
3.85%, 11/21/22	1,499	1,484
Great-West Lifeco Financial Inc.
4.05%, 05/17/28 (b)	625	632
HSBC Holdings Plc
3.26%, 03/13/23 (a)	2,275	2,227
3.64%, (3M USD LIBOR + 1.00%), 05/18/24 (a)	875	852
Huarong Finance II Co. Ltd.
5.00%, 11/19/25	210	204
Huntington Bancshares Inc.
4.00%, 05/15/25	1,625	1,628
	Shares/Par[1]	Value ($)
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (i)	2,575	2,551
2.97%, 01/15/23	2,275	2,216
4.02%, 12/05/24	4,675	4,710
3.78%, 02/01/28 (a)	3,300	3,198
JPMorgan Chase Bank NA
3.51%, 01/23/29	1,850	1,752
3.88%, 07/24/38 (a)	150	137
MetLife Inc.
4.05%, 03/01/45	300	279
Mitsubishi UFJ Financial Group Inc.
2.95%, 03/01/21	604	598
Morgan Stanley
3.89%, (3M USD LIBOR + 1.40%), 10/24/23 (a)	1,625	1,617
3.74%, 04/24/24	1,475	1,464
3.88%, 04/29/24	1,150	1,145
3.70%, 10/23/24	3,000	2,949
4.00%, 07/23/25	150	148
3.63%, 01/20/27	150	143
Northwestern Mutual Life Insurance Co.
3.85%, 09/30/47 (b)	1,700	1,549
Nuveen LLC
4.00%, 11/01/28 (b)	775	797
Royal Bank of Canada
2.91%, (3M USD LIBOR + 0.39%), 04/30/21 (a)	1,700	1,686
3.20%, 04/30/21	1,675	1,675
Royal Bank of Scotland Group Plc
3.50%, 05/15/23 (a)	2,035	1,954
3.88%, 09/12/23	1,479	1,415
4.52%, 06/25/24 (a) (j)	1,975	1,936
4.89%, 05/18/29 (j)	200	192
Stadshypotek AB
1.88%, 10/02/19 (b)	4,300	4,271
Sumitomo Mitsui Financial Group Inc.
4.44%, 04/02/24 (b)	1,275	1,280
SunTrust Bank
2.59%, 01/29/21	2,500	2,476
Teachers Insurance & Annuity Association of America
4.90%, 09/15/44 (b)	640	668
UBS Group AG
3.00%, 04/15/21 (b)	2,300	2,274
Wells Fargo & Co.
3.00%, 10/23/26	3,775	3,491
Westpac Banking Corp.
4.32%, 11/23/31 (a) (j)	825	781
XLIT Ltd.
4.45%, 03/31/25	1,374	1,366
		119,415
Health Care 3.4%
AbbVie Inc.
3.38%, 11/14/21	2,025	2,027
3.75%, 11/14/23	1,350	1,343
Actavis Funding SCS
4.85%, 06/15/44	51	48
Aetna Inc.
2.80%, 06/15/23	900	854
Becton Dickinson & Co.
3.68%, (3M USD LIBOR + 0.88%), 12/29/20 (a)	2,425	2,405
2.89%, 06/06/22	2,925	2,833
3.36%, 06/06/24	525	504
4.69%, 12/15/44	925	875
4.67%, 06/06/47	350	333
CVS Health Corp.
4.13%, 05/15/21	999	1,011
3.50%, 07/20/22	2,775	2,758
3.88%, 07/20/25	2,650	2,581
4.78%, 03/25/38	1,100	1,060
5.13%, 07/20/45	350	344
5.05%, 03/25/48	450	440
DaVita HealthCare Partners Inc.
5.13%, 07/15/24	2,550	2,390
Elanco Animal Health Inc.
3.91%, 08/27/21 (b)	1,475	1,483
4.27%, 08/28/23 (b)	550	549

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

85

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Halfmoon Parent Inc.
3.75%, 07/15/23 (b)	4,125	4,112
HCA Inc.
4.75%, 05/01/23	1,650	1,625
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	930	853
2.80%, 07/21/23	985	858
Thermo Fisher Scientific Inc.
3.00%, 04/15/23	625	606
UnitedHealth Group Inc.
4.63%, 07/15/35	700	743
		32,635
Industrials 1.0%
Bombardier Inc.
7.75%, 03/15/20 (b)	1,400	1,421
Mexico City Airport Trust
5.50%, 07/31/47	223	196
Northrop Grumman Corp.
2.93%, 01/15/25	2,250	2,135
3.25%, 01/15/28	2,400	2,243
4.75%, 06/01/43	425	429
Roper Technologies Inc.
4.20%, 09/15/28	1,275	1,251
United Technologies Corp.
3.28%, (3M USD LIBOR + 0.65%), 08/16/21 (a)	650	648
3.95%, 08/16/25	1,025	1,022
		9,345
Information Technology 2.4%
Apple Inc.
2.45%, 08/04/26	3,525	3,258
4.65%, 02/23/46	625	663
Broadcom Corp.
3.00%, 01/15/22	2,325	2,238
2.65%, 01/15/23	800	743
3.63%, 01/15/24	2,225	2,104
3.13%, 01/15/25	450	408
Cisco Systems Inc.
5.50%, 01/15/40	325	384
Fiserv Inc.
3.80%, 10/01/23 (k)	625	628
4.20%, 10/01/28 (k)	950	949
Hewlett Packard Enterprise Co.
4.90%, 10/15/25	1,125	1,134
Microchip Technology Inc.
3.92%, 06/01/21 (b)	1,025	1,010
Microsoft Corp.
3.13%, 11/03/25	2,300	2,275
Nokia Oyj
4.38%, 06/12/27	1,129	1,051
NXP BV
3.88%, 09/01/22 (b)	2,550	2,470
Oracle Corp.
4.00%, 07/15/46	1,125	1,051
Refinitiv US Holdings Inc.
6.25%, 05/15/26 (b)	1,450	1,396
Symantec Corp.
5.00%, 04/15/25 (b)	875	817
		22,579
Materials 1.2%
DowDuPont Inc.
4.21%, 11/15/23	1,400	1,431
4.49%, 11/15/25	875	902
4.73%, 11/15/28	825	857
Ecolab Inc.
3.95%, 12/01/47	134	126
LyondellBasell Industries NV
5.00%, 04/15/19	256	256
Sherwin-Williams Co.
2.75%, 06/01/22	450	435
3.45%, 06/01/27	1,000	932
4.50%, 06/01/47	575	520
Syngenta Finance NV
3.70%, 04/24/20 (b)	2,325	2,309
3.93%, 04/23/21 (b)	2,880	2,839
	Shares/Par[1]	Value ($)
4.44%, 04/24/23 (b)	1,055	1,018
		11,625
Real Estate 1.4%
American Campus Communities Operating Partnership LP
3.75%, 04/15/23	2,000	1,982
ARC Properties Operating Partnership LP
3.00%, 02/06/19	2,310	2,313
China Evergrande Group
8.75%, 06/28/25	280	235
Crown Castle International Corp.
5.25%, 01/15/23	1,575	1,636
3.65%, 09/01/27	250	233
ERP Operating LP
4.63%, 12/15/21	1,538	1,592
Kaisa Group Holdings Ltd.
8.50%, 06/30/22	200	147
9.38%, 06/30/24	400	273
Kilroy Realty LP
4.75%, 12/15/28	925	942
National Retail Properties Inc.
3.60%, 12/15/26	1,250	1,201
VEREIT Operating Partnership LP
4.13%, 06/01/21	1,125	1,135
4.63%, 11/01/25	1,475	1,487
		13,176
Utilities 1.5%
Alliant Energy Finance LLC
3.75%, 06/15/23 (b)	750	750
4.25%, 06/15/28 (b)	200	200
Berkshire Hathaway Energy Co.
3.25%, 04/15/28	925	881
Consumers Energy Co.
3.95%, 05/15/43	925	898
Duke Energy Carolinas LLC
3.95%, 03/15/48	900	862
Duke Energy Corp.
3.15%, 08/15/27	2,150	2,013
Dynegy Inc.
7.63%, 11/01/24	900	952
Florida Power & Light Co.
3.95%, 03/01/48	825	802
NiSource Inc.
3.65%, 06/15/23 (b)	1,150	1,156
Pacific Gas & Electric Co.
4.25%, 08/01/23 (b)	600	553
4.00%, 12/01/46	150	113
Sempra Energy
2.94%, (3M USD LIBOR + 0.50%), 01/15/21 (a)	2,050	2,016
Southern California Edison Co.
3.70%, 08/01/25	1,425	1,427
Southern Co.
3.25%, 07/01/26	1,850	1,730
		14,353
Total Corporate Bonds And Notes (cost $357,451)		348,322
GOVERNMENT AND AGENCY OBLIGATIONS 53.3%
Collateralized Mortgage Obligations 0.7%
Federal Home Loan Mortgage Corp.
Series 2015-M3-DNA1, 5.81%, (1M USD LIBOR + 3.30%), 10/25/27 (a)	620	679
Interest Only, Series C45-304, 3.00%, 12/15/27 (d)	498	40
Interest Only, Series N-1103, REMIC, 1156.50%, 06/15/21 (d) (h)	—	—
Interest Only, Series SD-4320, REMIC, 3.64%, (6.10% - (1M USD LIBOR * 1)), 07/15/39 (a) (d)	527	72
Interest Only, Series SW-3852, REMIC, 3.54%, (6.00% - (1M USD LIBOR * 1)), 05/15/41 (a) (d)	582	82
Interest Only, Series SE-4314, REMIC, 3.59%, (6.05% - (1M USD LIBOR * 1)), 03/15/44 (a) (d)	573	88
Interest Only, Series AS-4473, REMIC, 3.14%, (5.60% - (1M USD LIBOR * 1)), 05/15/45 (a) (d)	833	110
Interest Only, Series ST-4583, REMIC, 3.54%, (6.00% - (1M USD LIBOR * 1)), 05/15/46 (a) (d)	2,801	447

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

86

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Federal National Mortgage Association
Series 2011-GB-52, REMIC, 5.00%, 06/25/41	765	822
Series 2011-DB-99, REMIC, 5.00%, 10/25/41	736	790
Interest Only, Series 2012-SA-5, REMIC, 3.44%, (5.95% - (1M USD LIBOR * 1)), 02/25/42 (a) (d)	645	93
Interest Only, Series 2012-SB-88, REMIC, 4.16%, (6.67% - (1M USD LIBOR * 1)), 07/25/42 (a) (d)	426	70
Series 2012-B-153, REMIC, 7.00%, 07/25/42	393	448
Series 2012-B-111, REMIC, 7.00%, 10/25/42	106	120
Interest Only, Series 2013-SA-121, REMIC, 3.59%, (6.10% - (1M USD LIBOR * 1)), 12/25/43 (a) (d)	3,440	473
Government National Mortgage Association
Interest Only, Series 2010-S-101, REMIC, 3.53%, (6.00% - (1M USD LIBOR * 1)), 08/20/40 (a) (d)	1,078	160
Interest Only, Series 2013-DS-103, REMIC, 3.68%, (6.15% - (1M USD LIBOR * 1)), 07/20/43 (a) (d)	261	39
Interest Only, Series 2013-DS-134, REMIC, 3.63%, (6.10% - (1M USD LIBOR * 1)), 09/20/43 (a) (d)	285	42
Interest Only, Series 2014-SL-132, REMIC, 3.63%, (6.10% - (1M USD LIBOR * 1)), 10/20/43 (a) (d)	1,306	157
Interest Only, Series 2014-BS-133, REMIC, 3.13%, (5.60% - (1M USD LIBOR * 1)), 09/20/44 (a) (d)	340	42
Interest Only, Series 2015-MS-110, REMIC, 3.24%, (5.71% - (1M USD LIBOR * 1)), 08/20/45 (a) (d)	1,751	211
Interest Only, Series 2015-SB-112, REMIC, 3.27%, (5.74% - (1M USD LIBOR * 1)), 08/20/45 (a) (d)	411	52
Interest Only, Series 2015-SE-123, REMIC, 3.25%, (5.72% - (1M USD LIBOR * 1)), 09/20/45 (a) (d)	426	54
Interest Only, Series 2015-SP-123, REMIC, 3.78%, (6.25% - (1M USD LIBOR * 1)), 09/20/45 (a) (d)	1,420	212
Interest Only, Series 2015-QS-144, REMIC, 3.23%, (5.70% - (1M USD LIBOR * 1)), 10/20/45 (a) (d)	334	43
Interest Only, Series 2015-SD-168, REMIC, 3.73%, (6.20% - (1M USD LIBOR * 1)), 11/20/45 (a) (d)	356	56
Interest Only, Series 2016-S-6, REMIC, 3.18%, (5.65% - (1M USD LIBOR * 1)), 01/20/46 (a) (d)	475	61
Interest Only, Series 2016-SM-4, REMIC, 3.18%, (5.65% - (1M USD LIBOR * 1)), 01/20/46 (a) (d)	1,325	174
Interest Only, Series 2015-AS-57, REMIC, 3.13%, (5.60% - (1M USD LIBOR * 1)), 04/20/45 (a) (d)	2,173	273
Interest Only, Series 2016-IA-27, REMIC, 4.00%, 06/20/45 (d)	831	121
Interest Only, Series 2015-IM-111, REMIC, 4.00%, 08/20/45 (d)	1,317	217
Interest Only, Series 2016-DI-138, REMIC, 4.00%, 10/20/46 (d)	83	14
		6,262
Mortgage-Backed Securities 32.6%
Federal Home Loan Mortgage Corp.
5.50%, 04/01/28	18	19
3.00%, 03/01/32 - 03/01/43	2,518	2,475
4.26%, (12M USD LIBOR + 2.20%), 01/01/37 (a)	213	225
5.00%, 03/01/26 - 06/01/41	1,315	1,395
4.00%, 06/01/40 - 07/01/45	488	503
4.50%, 11/01/40 - 08/01/48	7,857	8,228
Federal National Mortgage Association
5.50%, 09/01/23 - 05/01/25	177	182
8.00%, 04/01/30 - 10/01/30	11	13
3.89%, (12M US Federal Reserve Cumulative Average CMT + 1.84%), 11/01/35 (a)	13	13
4.32%, (12M US Federal Reserve Cumulative Average CMT + 2.27%), 05/01/36 (a)	110	115
4.45%, (12M US Federal Reserve Cumulative Average CMT + 2.37%), 05/01/36 (a)	105	110
	Shares/Par[1]	Value ($)
4.44%, (12M US Federal Reserve Cumulative Average CMT + 2.39%), 08/01/36 (a)	106	111
4.34%, (12M US Federal Reserve Cumulative Average CMT + 2.30%), 09/01/36 (a)	89	93
4.50%, 08/01/35 - 09/01/48	12,818	13,371
3.00%, 11/01/42 - 07/01/43	3,054	3,000
5.00%, 02/01/19 - 12/01/44	713	751
3.50%, 03/01/45	25	25
4.50%, 04/01/45 - 05/01/45	5,446	5,712
TBA, 4.50%, 01/15/46 (l)	85,000	87,992
4.00%, 08/01/39 - 07/01/48	30,976	31,746
TBA, 5.00%, 01/15/48 (l)	3,000	3,142
Government National Mortgage Association
6.00%, 06/15/34 - 11/15/38	54	62
5.00%, 03/15/41 - 05/15/41	674	715
4.00%, 02/20/41 - 11/20/44	1,883	1,937
4.00%, 11/20/40 - 01/20/46	22,892	23,564
TBA, 4.50%, 01/15/48 (l)	4,000	4,137
4.50%, 02/20/48 - 12/20/48	101,380	104,972
TBA, 5.00%, 01/15/49 (l)	15,000	15,602
		310,210
Municipal 1.7%
American Municipal Power Inc.
6.27%, 02/15/50	875	1,086
Port Authority of New York & New Jersey
4.81%, 10/15/65	900	977
Puerto Rico Sales Tax Financing Corp.
0.00%, 08/01/21 - 08/01/57 (d) (f) (g) (h)	3,130	1,903
State of California
7.95%, 03/01/36	1,290	1,362
7.63%, 03/01/40	2,390	3,403
State of Illinois
5.10%, 06/01/33	2,535	2,417
6.63%, 02/01/35	310	330
7.35%, 07/01/35	610	676
Tennessee Valley Authority
3.88%, 02/15/21	3,700	3,796
		15,950
Sovereign 2.5%
Argentina Republic Government International Bond
5.00%, 01/15/27, EUR	3,990	3,314
5.25%, 01/15/28, EUR	360	295
2.26%, 12/31/38, EUR (m)	200	124
6.25%, 11/09/47, EUR	130	106
Dominican Republic Government International Bond
11.38%, 07/06/29, DOP	300	6
Dominican Republic International Bond
10.38%, 03/04/22, DOP	400	8
14.50%, 02/10/23, DOP	600	14
8.63%, 04/20/27	216	246
Ecuador Government International Bond
7.88%, 01/23/28 (b)	370	298
Hashemite Kingdom of Jordan Government Bond
2.50%, 10/30/20 (e)	5,000	4,987
Inter-American Development Bank
7.00%, 06/15/25	1,500	1,828
6.75%, 07/15/27	1,800	2,249
Israel Government AID Bond
5.50%, 09/18/23 - 04/26/24	5,500	6,195
Mexico Bonos
6.50%, 06/10/21, MXN	485	24
8.00%, 12/07/23 - 11/07/47, MXN	2,088	103
Petroleos de Venezuela SA
0.00%, 10/28/22 - 04/12/27 (d) (f) (g) (h)	10,380	1,420
Petroleos Mexicanos
5.13%, 03/15/23, EUR	230	272
Republic of Honduras
8.75%, 12/16/20 (b)	370	393
Republic of South Africa
6.25%, 03/31/36, ZAR	3,960	196
South Africa Government Bond
8.00%, 01/31/30, ZAR	2,920	184
8.25%, 03/31/32, ZAR	33	2
9.00%, 01/31/40, ZAR	325	21

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

87

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
8.75%, 01/31/44, ZAR	17,070	1,057
Sri Lanka Government International Bond
6.85%, 11/03/25	400	373
		23,715
Treasury Inflation Indexed Securities 1.4%
U.S. Treasury Inflation Indexed Note
0.75%, 07/15/28 (n)	13,661	13,375
U.S. Government Agency Obligations 2.1%
Federal Home Loan Bank
2.88%, 06/13/25 (o)	6,650	6,664
Federal National Mortgage Association
1.88%, 09/24/26 (o)	8,900	8,260
6.25%, 05/15/29 (o)	2,600	3,332
6.63%, 11/15/30 (o)	900	1,211
		19,467
U.S. Treasury Securities 12.3%
U.S. Treasury Bond
0.00%, 11/15/35 - 08/15/41 (p)	51,970	28,301
3.63%, 02/15/44 (q)	12,820	14,232
3.13%, 08/15/44	6,470	6,613
3.00%, 11/15/44	10,400	10,397
2.88%, 08/15/45	3,500	3,417
2.88%, 11/15/46 (q)	22,020	21,469
2.75%, 11/15/47	10,150	9,636
U.S. Treasury Note
1.63%, 07/31/20 (q)	130	128
1.38%, 04/30/21 (q)	30	29
2.25%, 02/15/27	20,400	19,813
2.88%, 08/15/28	3,300	3,352
		117,387
Total Government And Agency Obligations (cost $509,198)		506,366
OTHER EQUITY INTERESTS 0.0%
T-Mobile USA Inc. Escrow (c) (f)	1,000	—
Total Other Equity Interests (cost $0)		—
COMMON STOCKS 0.0%
Consumer Discretionary 0.0%
Home Interior Gift Inc. (c) (d) (f) (h)	491	—
Total Common Stocks (cost $184)		—
SHORT TERM INVESTMENTS 4.0%
Investment Companies 3.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (r) (s)	31,035	31,035
Securities Lending Collateral 0.7%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (r) (s)	6,976	6,976
Total Short Term Investments (cost $38,011)		38,011
Total Investments 110.8% (cost $1,066,202)		1,053,642
Total Forward Sales Commitments (4.3)% (proceeds $40,469)		(40,898)
Total Purchased Options 0.1% (cost $993)		1,340
Other Derivative Instruments (0.2)%		(1,442)
Other Assets and Liabilities, Net (6.4)%		(61,273)
Total Net Assets 100.0%		951,369

(a)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

Shares/Par[1]	Value ($)

(b)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $168,156 and 17.7%, respectively.

(c)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(e)  All or portion of the security was on loan.

(f)  Non-income producing security.

(g)   Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(h)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(i)   Perpetual security. Next contractual call date presented, if applicable.

(j)   Convertible security.

(k)  The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(l)   All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $110,429.

(m)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(n)  Treasury inflation indexed note, par amount is adjusted for inflation.

(o)   The security is a direct debt of the agency and not collateralized by mortgages.

(p)   Security issued with a zero coupon. Income is recognized through the accretion of discount.

(q)   All or a portion of the security is pledged or segregated as collateral.

(r)   Investment in affiliate.

(s)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

FORWARD SALES COMMITMENTS (4.3%)
GOVERNMENT AND AGENCY OBLIGATIONS (4.3%)
Mortgage-Backed Securities (4.3%)
Federal National Mortgage Association
TBA, 4.00%, 01/15/45 (a)	(16,000)	(16,314)
Government National Mortgage Association
TBA, 4.00%, 01/15/47 (a)	(24,000)	(24,584)
Total Government And Agency Obligations (proceeds $40,469)		(40,898)
Total Forward Sales Commitments (4.3%) (proceeds $40,469)		(40,898)

(a)  All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2018, the total proceeds for investments sold on a delayed delivery basis was $40,469.

JNL/Goldman Sachs Emerging Markets Debt Fund
CORPORATE BONDS AND NOTES 23.3%
Argentina 1.0%
Arcor S.A.I.C.
6.00%, 07/06/23 (a) (b)	810	746
Banco Macro SA
17.50%, 05/08/22, ARS (b)	16,330	271
Cablevision SA
6.50%, 06/15/21	1,040	1,002
6.50%, 06/15/21 (b)	300	291
IRSA Propiedades Comerciales SA
8.75%, 03/23/23	70	67
Tecpetrol SA
4.88%, 12/12/22 (a)	382	352
		2,729
Brazil 0.9%
Banco do Brasil SA
6.25%, (callable at 100 beginning 04/15/24) (c)	1,190	1,021
Embraer Netherlands Finance BV
5.05%, 06/15/25	131	133

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

88

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
5.40%, 02/01/27	20	21
Globo Comunicacao e Participacoes SA
4.88%, 04/11/22	200	198
Petrobras Global Finance BV
6.13%, 01/17/22	143	147
5.30%, 01/27/25	499	477
6.00%, 01/27/28	356	336
Samarco Mineracao SA
0.00%, 11/01/22 (d) (e) (f) (g)	300	227
		2,560
Canada 0.1%
First Quantum Minerals Ltd.
7.25%, 04/01/23 (b)	330	291
Chile 0.3%
Inversiones CMPC SA
4.38%, 05/15/23	200	197
Sociedad Quimica y Minera de Chile SA
5.50%, 04/21/20 (b)	230	235
3.63%, 04/03/23	500	483
		915
China 1.0%
21Vianet Group Inc.
7.00%, 08/17/20	620	608
China Evergrande Group
8.25%, 03/23/22	220	210
4.25%, 02/14/23, HKD (h)	2,000	225
Huarong Finance Co. Ltd.
4.50%, (callable at 100 beginning 01/24/22) (c)	400	377
Huarong Finance II Co. Ltd.
5.50%, 01/16/25	200	199
5.00%, 11/19/25	200	194
JD.com Inc.
3.88%, 04/29/26	240	216
Kaisa Group Holdings Ltd.
8.50%, 06/30/22	200	147
9.38%, 06/30/24	520	356
Sino-Ocean Land Treasure III Ltd.
4.90%, (callable at 100 begininng 09/21/22) (c)	200	150
		2,682
Colombia 0.7%
Banco de Bogota SA
6.25%, 05/12/26 (b)	850	861
Colombia Telecomunicaciones SA ESP
8.50%, (callable at 100 beginning 03/30/20) (c)	210	216
Transportadora de Gas Internacional SA ESP
5.55%, 11/01/28 (b)	810	821
		1,898
Dominican Republic 0.4%
Aeropuertos Dominicanos Siglo XXI SA
6.75%, 03/30/29 (b)	1,290	1,246
Ghana 0.1%
Tullow Oil Plc
7.00%, 03/01/25	270	250
Guatemala 1.0%
Agromercantil Senior Trust
6.25%, 04/10/19	100	100
6.25%, 04/10/19 (b)	660	660
Central American Bottling Corp.
5.75%, 01/31/27 (b)	680	667
Comcel Trust
6.88%, 02/06/24 (b)	330	336
Comcel Trust via Comunicaciones Celulares SA
6.88%, 02/06/24	310	316
Energuate Trust
5.88%, 05/03/27 (b)	760	702
		2,781
India 1.7%
ABJA Investment Co. Pte Ltd.
5.95%, 07/31/24	240	235
5.45%, 01/24/28	200	171
Glenmark Pharmaceuticals Ltd.
2.00%, 06/28/22 (h)	250	256
	Shares/Par[1]	Value ($)
GMR Hyderabad International Airport Ltd.
4.25%, 10/27/27	210	173
4.25%, 10/27/27 (b)	200	165
Greenko Dutch BV
5.25%, 07/24/24 (b)	330	296
Greenko Investment Co.
4.88%, 08/16/23	600	536
4.88%, 08/16/23 (b)	200	179
Hindustan Petroleum Corp. Ltd.
4.00%, 07/12/27	200	183
HPCL-Mittal Energy Ltd.
5.25%, 04/28/27	280	251
Neerg Energy Ltd.
6.00%, 02/13/22 (a) (b)	400	376
6.00%, 02/13/22	400	376
NTPC Ltd.
2.75%, 02/01/27, EUR	100	112
Reliance Industries Ltd.
3.67%, 11/30/27	250	231
3.67%, 11/30/27 (b)	910	832
Rolta Americas LLC
0.00%, 07/24/19 (d) (e) (f) (g)	420	67
UPL Corp. Ltd.
4.50%, 03/08/28	210	189
		4,628
Indonesia 0.6%
Innovate Capital Pte Ltd.
6.00%, 12/11/24 (h)	494	302
Medco Platinum Road Pte Ltd.
6.75%, 01/30/25	400	340
Minejesa Capital BV
4.63%, 08/10/30	720	644
Star Energy Geothermal Wayang Windu Ltd.
6.75%, 04/24/33 (b)	551	504
		1,790
Ireland 0.1%
Oilflow SPV 1 DAC
12.00%, 01/13/22	310	304
Italy 0.5%
Wind Tre SpA
2.63%, 01/20/23, EUR	200	207
2.63%, 01/20/23, EUR (b)	500	517
5.00%, 01/20/26 (b)	680	557
		1,281
Jamaica 0.5%
Digicel Group Ltd.
8.25%, 09/30/20 (b)	300	203
Digicel Ltd.
6.00%, 04/15/21 (a)	380	342
6.75%, 03/01/23 (a) (b)	910	719
		1,264
Japan 0.2%
SoftBank Group Corp.
6.00%, (callable at 100 begininng 07/19/23) (c)	550	455
Luxembourg 0.8%
Altice Financing SA
6.63%, 02/15/23	320	307
7.50%, 05/15/26 (a)	600	546
7.50%, 05/15/26 (b)	620	566
Telefonica Celular del Paraguay SA
6.75%, 12/13/22	760	768
		2,187
Malaysia 0.3%
Gohl Capital Ltd.
4.25%, 01/24/27	890	838
Mexico 1.8%
America Movil SAB de CV
6.00%, 06/09/19, MXN	8,890	445
Banco Santander SA
5.95%, 10/01/28 (b)	460	462
BBVA Bancomer SA
5.13%, 01/18/33	400	346

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

89

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
5.13%, 01/18/33 (b)	500	434
Becle SAB de CV
3.75%, 05/13/25	190	180
Fresnillo Plc
5.50%, 11/13/23 (a)	402	409
Gruma SAB de CV
4.88%, 12/01/24 (b)	910	914
Grupo Cementos de Chihuahua SAB de CV
5.25%, 06/23/24 (b)	300	286
JB y Compania SA de CV
3.75%, 05/13/25 (b)	410	391
Mexico City Airport Trust
4.25%, 10/31/26	200	180
5.50%, 07/31/47	200	176
Unifin Financiera SAB de CV SOFOM ENR
7.38%, 02/12/26	220	187
7.38%, 02/12/26 (b)	720	614
		5,024
Mongolia 0.3%
Energy Resources LLC
8.00%, (callable at 100 beginning 04/01/19) (c) (i)	746	367
8.00%, 09/30/22 (i) (j)	611	561
		928
Netherlands 0.6%
NE Property Cooperatief UA
3.75%, 02/26/21, EUR	100	107
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	990	909
2.80%, 07/21/23	710	618
		1,634
Nigeria 0.3%
Zenith Bank Plc
7.38%, 05/30/22	850	843
Norway 0.2%
DNO ASA
8.75%, 05/31/23 (b)	600	599
Paraguay 0.4%
Banco Regional SAECA
8.13%, 01/24/19 (b)	1,210	1,210
Peru 2.9%
Abengoa Transmision Sur SA
6.88%, 04/30/43 (b)	1,580	1,746
Banco de Credito del Peru
4.85%, 10/30/20, PEN (b)	5,525	1,641
Banco Internacional del Peru S.A.A. Interbank
3.38%, 01/18/23 (b)	570	543
Corp. Lindley SA
6.75%, 11/23/21	1,756	1,853
Hunt Oil Co.
6.38%, 06/01/28 (b)	590	598
Inretail Pharma SA
5.38%, 05/02/23 (b)	710	710
Peru Enhanced Pass-Through Finance Ltd.
0.00%, 06/02/25 (k)	919	804
		7,895
Romania 0.1%
Cable Communications Systems NV
5.00%, 10/15/23, EUR (b)	160	190
Russian Federation 1.3%
Credit Bank of Moscow Via CBOM Finance Plc
7.50%, 10/05/27 (j)	1,460	1,110
Lukoil International Finance BV
4.56%, 04/24/23	510	503
Phosagro OAO via Phosagro Bond Funding Ltd.
3.95%, 11/03/21 (b)	810	786
Sberbank of Russia Via SB Capital SA
5.50%, 02/26/24 (j)	1,270	1,270
		3,669
Singapore 0.1%
Medco Platinum Road Pte Ltd.
6.75%, 01/30/25 (b)	200	171
	Shares/Par[1]	Value ($)
South Africa 1.5%
Growthpoint Properties International Pty Ltd.
5.87%, 05/02/23 (b)	1,470	1,470
MTN Mauritius Investments Ltd.
5.37%, 02/13/22	220	213
4.76%, 11/11/24	200	182
6.50%, 10/13/26 (a) (b)	370	361
Sasol Financing USA LLC
5.88%, 03/27/24	960	954
Transnet SOC Ltd.
10.00%, 03/30/29, ZAR	16,500	1,079
		4,259
Switzerland 0.4%
Syngenta Finance NV
1.25%, 09/10/27, EUR	200	195
5.18%, 04/24/28 (b)	840	771
5.68%, 04/24/48 (b)	250	205
		1,171
Turkey 1.8%
Akbank T.A.S.
7.20%, 03/16/27	220	194
6.80%, 04/27/28	890	752
Anadolu Efes Biracilik Ve Malt Sanayii A/S
3.38%, 11/01/22	1,050	966
Coca-Cola Icecek A/S
4.22%, 09/19/24	800	749
4.22%, 09/19/24 (b)	400	375
Global Liman Isletmeleri
8.13%, 11/14/21	200	190
8.13%, 11/14/21 (b)	760	723
Turkcell Iletisim Hizmetleri A/S
5.80%, 04/11/28	200	172
Turkiye Garanti Bankasi A/S
6.13%, 05/24/27 (j)	307	262
Turkiye Vakiflar Bankasi Tao
6.00%, 11/01/22	200	170
Yapi ve Kredi Bankasi A/S
5.13%, 10/22/19	200	197
6.10%, 03/16/23	210	187
		4,937
Ukraine 0.4%
Metinvest BV
7.75%, 04/23/23 (b)	925	839
MHP SA
7.75%, 05/10/24 (b)	200	186
		1,025
United Arab Emirates 0.5%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/02/47 (b)	800	782
DP World Ltd.
5.63%, 09/25/48 (b)	270	254
Ruwais Power Co. PJSC
6.00%, 08/31/36 (b)	440	479
		1,515
United Kingdom 0.2%
Standard Chartered Plc
7.50%, 08/18/32, IDR (b)	1,946,000	127
Tullow Oil Plc
6.25%, 04/15/22 (b)	350	336
		463
United States of America 0.2%
Kosmos Energy Ltd.
7.88%, 08/01/21	470	463
7.88%, 08/01/21 (b)	200	198
		661
Zambia 0.1%
First Quantum Minerals Ltd.
7.50%, 04/01/25	210	172
Total Corporate Bonds And Notes (cost $68,604)		64,465

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

90

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
GOVERNMENT AND AGENCY OBLIGATIONS 57.6%
Argentina 2.1%
Argentina Bonar Bond
48.80%, (Argentina Deposit Rates Badlar + 3.25%), 03/01/20, ARS (j)	2,475	66
51.54%, (Argentina Deposit Rates Badlar + 2.00%), 04/03/22, ARS (j)	3,705	95
Argentina Boncer Inflation Indexed Note
2.50%, 07/22/21, ARS (l)	375	15
Argentina Government International Bond
2.37%, 12/31/33, EUR (i)	96	93
2.26%, 12/31/38, EUR (m)	420	265
Argentina Inflation Indexed Bond
4.00%, 03/06/20, ARS (l)	2,500	81
Argentina POM Politica Monetaria
65.51%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (j)	35,690	1,027
Argentina Republic Government International Bond
3.75%, 04/09/19, ARS (l)	11,210	422
4.50%, 06/21/19 - 02/13/20	725	688
3.38%, 01/15/23, EUR	710	638
5.00%, 01/15/27, EUR	750	623
5.88%, 01/11/28	700	499
5.25%, 01/15/28, EUR	760	622
2.50%, 12/31/38 (m)	40	22
6.25%, 11/09/47, EUR	100	82
6.88%, 01/11/48	260	179
City of Buenos Aires, Argentina
52.79%, (Argentina Deposit Rates Badlar + 3.25%), 03/29/24, ARS (j)	6,355	140
Province of Santa Fe
7.00%, 03/23/23	180	152
Provincia de Buenos Aires
49.22%, (Argentina Deposit Rates Badlar + 3.83%), 05/31/22, ARS (j)	7,680	189
		5,898
Brazil 6.3%
Brazil Inflation Indexed Notas do Tesouro Nacional
6.00%, 08/15/40, BRL (l)	1,039	958
Brazil Notas do Tesouro Nacional
10.00%, 01/01/21 - 01/01/29, BRL	60,518	16,334
		17,292
Burundi 0.1%
Eastern and Southern African Trade and Development Bank
5.38%, 03/14/22	200	198
Chile 2.8%
Banco Central de Chile en UF Inflation Indexed Note
3.00%, 03/01/22, CLP (n)	468,619	720
Bonos de la Tesoreria de la Republica en Pesos
4.50%, 02/28/21 - 03/01/26, CLP	940,000	1,377
5.00%, 03/01/35, CLP	1,320,000	1,931
Bonos Tesoreria Pesos
4.50%, 03/01/21, CLP	1,860,000	2,732
Chile Government International Bond
5.50%, 08/05/20, CLP	751,000	1,109
		7,869
Colombia 6.0%
Colombia Government International Bond
7.75%, 04/14/21, COP	1,138,000	365
4.38%, 03/21/23, COP	1,858,000	543
6.25%, 11/26/25, COP	3,535,200	1,075
Colombia TES
7.00%, 05/04/22 - 06/30/32, COP	18,356,900	5,739
10.00%, 07/24/24, COP	8,768,400	3,177
7.50%, 08/26/26, COP	2,898,600	941
6.00%, 04/28/28, COP	5,229,800	1,526
Titulos de Tesoreria
11.00%, 07/24/20, COP	2,827,000	945
Titulos de Tesoreria Inflation Indexed Bond
3.50%, 03/10/21 - 05/07/25, COP (n)	6,983,758	2,238
3.30%, 03/17/27, COP (n)	513,512	163
		16,712
	Shares/Par[1]	Value ($)
Czech Republic 2.0%
Czech Republic Government Bond
2.40%, 09/17/25, CZK	19,930	915
1.00%, 06/26/26, CZK	18,150	754
0.25%, 02/10/27, CZK	47,570	1,852
2.50%, 08/25/28, CZK	29,890	1,396
4.20%, 12/04/36, CZK	12,140	674
		5,591
Dominican Republic 0.9%
Dominican Republic Central Bank Note
11.00%, 09/15/23, DOP (b)	2,190	44
Dominican Republic Government International Bond
10.50%, 04/07/23, DOP	2,700	54
11.38%, 07/06/29, DOP	3,000	61
12.00%, 03/05/32, DOP	58,600	1,212
Dominican Republic International Bond
8.90%, 02/15/23, DOP (b)	25,850	496
11.50%, 05/10/24, DOP	22,700	468
18.50%, 02/04/28, DOP (b)	4,900	135
		2,470
Hungary 2.7%
Hungary Government Bond
2.50%, 10/27/21, HUF	231,630	857
3.00%, 06/26/24, HUF	896,050	3,316
5.50%, 06/24/25, HUF	610,020	2,553
2.75%, 12/22/26, HUF	145,220	511
3.00%, 10/27/27, HUF	31,860	113
		7,350
Indonesia 2.0%
Indonesia Government Bond
8.25%, 07/15/21, IDR	32,700,000	2,311
7.00%, 05/15/27, IDR	7,241,000	470
Indonesia Treasury Bond
7.88%, 04/15/19, IDR	19,500,000	1,362
6.13%, 05/15/28, IDR	3,000	—
9.00%, 03/15/29, IDR	20,200,000	1,482
		5,625
Malaysia 5.6%
Malaysia Government Bond
3.76%, 03/15/19, MYR	2,020	489
5.73%, 07/30/19, MYR	9,920	2,432
4.38%, 11/29/19, MYR	13,820	3,371
3.89%, 07/31/20, MYR	1,050	255
4.05%, 09/30/21, MYR	1,630	398
3.96%, 09/15/25, MYR	5,570	1,343
4.39%, 04/15/26, MYR	1,390	342
3.90%, 11/30/26 - 11/16/27, MYR	5,630	1,337
4.50%, 04/15/30, MYR	4,600	1,122
4.23%, 06/30/31, MYR	2,690	636
4.74%, 03/15/46, MYR	1,810	427
Malaysia Government Investment Issue
3.56%, 04/30/19, MYR	5,550	1,344
3.74%, 08/26/21, MYR	2,840	688
4.13%, 08/15/25, MYR	1,530	371
3.99%, 10/15/25, MYR	180	43
4.07%, 09/30/26, MYR	510	122
4.25%, 09/30/30, MYR	1,890	445
4.72%, 06/15/33, MYR	640	157
4.79%, 10/31/35, MYR	1,200	290
		15,612
Mexico 2.0%
Mexico Bonos
6.50%, 06/09/22, MXN	62,188	2,972
10.00%, 12/05/24, MXN	7,718	417
7.75%, 05/29/31, MXN	21,202	996
8.00%, 12/07/23 - 11/07/47, MXN	21,265	1,025
		5,410
Nigeria 0.2%
Africa Finance Corp.
3.88%, 04/13/24 (b)	300	283

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

91

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Nigeria Government International Bond
9.25%, 01/21/49 (b)	200	194
		477
Peru 2.1%
Peru Government International Bond
6.35%, 08/12/28, PEN (b)	2,662	830
5.94%, 02/12/29, PEN (b)	2,000	596
6.95%, 08/12/31, PEN	938	301
6.15%, 08/12/32, PEN (b)	6,320	1,913
6.90%, 08/12/37, PEN	2,245	715
6.85%, 02/12/42, PEN	4,205	1,333
6.71%, 02/12/55, PEN	718	219
		5,907
Puerto Rico 0.4%
Puerto Rico Sales Tax Financing Corp.
0.00%, 08/01/21 - 08/01/57 (d) (e) (f) (g)	1,650	990
Russian Federation 4.1%
Russia Federal Bond
7.40%, 12/07/22, RUB	10	—
6.50%, 02/28/24, RUB	259,570	3,452
7.10%, 10/16/24, RUB	108,180	1,470
7.75%, 09/16/26, RUB	120,640	1,665
8.50%, 09/17/31, RUB	305,930	4,386
7.70%, 03/23/33, RUB	4,010	54
Russia Government Bond
6.90%, 05/23/29, RUB	19,150	245
7.25%, 05/10/34, RUB	670	9
		11,281
South Africa 6.2%
Republic of South Africa
10.50%, 12/21/26, ZAR	23,380	1,772
South Africa Government Bond
8.25%, 03/31/32, ZAR	16,947	1,059
8.88%, 02/28/35, ZAR	73,680	4,751
8.50%, 01/31/37, ZAR	103,945	6,410
9.00%, 01/31/40, ZAR	48,866	3,124
6.50%, 02/28/41, ZAR	20	1
8.75%, 01/31/44, ZAR	1,353	84
		17,201
Suriname 0.1%
Republic of Suriname
9.25%, 10/26/26 (b)	200	192
Thailand 6.3%
Thailand Government Bond
1.88%, 06/17/22, THB	44,260	1,352
3.63%, 06/16/23, THB	12,530	410
2.40%, 12/17/23, THB	76,400	2,373
3.85%, 12/12/25, THB	26,500	891
2.13%, 12/17/26, THB	24,380	732
3.58%, 12/17/27, THB	27,180	909
3.65%, 12/17/21 - 06/20/31, THB	191,460	6,320
3.78%, 06/25/32, THB	98,830	3,348
3.40%, 06/17/36, THB	35,720	1,151
		17,486
Turkey 4.0%
Turkey Government Bond
9.40%, 07/08/20, TRY	1,750	290
10.70%, 02/17/21 - 08/17/22, TRY	17,980	2,875
9.20%, 09/22/21, TRY	430	67
11.00%, 03/02/22 - 02/24/27, TRY	10,550	1,624
12.20%, 01/18/23, TRY	21,200	3,404
16.20%, 06/14/23, TRY	2,370	434
10.50%, 08/11/27, TRY	3,010	423
12.40%, 03/08/28, TRY	1,460	231
Turkey Government International Bond
4.88%, 10/09/26	420	372
6.00%, 03/25/27	580	545
6.13%, 10/24/28	830	773
		11,038
United States of America 1.0%
U.S. Treasury Note
2.63%, 12/31/25	2,840	2,847
	Shares/Par[1]	Value ($)
Uruguay 0.2%
Uruguay Government International Bond
8.50%, 03/15/28, UYU (b)	9,550	249
Uruguay Government International Inflation Indexed Bond
4.38%, 12/15/28, UYU (n)	10,326	341
		590
Venezuela 0.5%
Petroleos de Venezuela SA
0.00%, 10/28/22 (d) (e) (f) (g)	10,060	1,358
Total Government And Agency Obligations (cost $181,470)		159,394
CREDIT LINKED STRUCTURED NOTES 6.4%
Colombia 0.2%
Citigroup Funding Inc.
(Republic of Colombia, 10.00%, 07/24/24, Moody's rating N/A), COP (f) (g)	1,642,000	592
Indonesia 6.2%
Deutsche Bank AG
(Indonesia Government, 7.50%, 08/15/32, Moody's rating N/A), IDR (b)	21,400,000	1,400
(Indonesia Government, 8.25%, 05/15/36, Moody's rating N/A), IDR (b)	2,000,000	138
JPMorgan Chase & Co.
(Indonesia Government, 8.75%, 05/15/31, Moody's rating N/A), IDR (b)	61,400,000	4,419
JPMorgan Chase Bank NA
(Indonesia Government, 8.38%, 09/15/26, Moody's rating N/A), IDR (b)	13,137,000	927
(Indonesia Government, 9.00%, 03/15/29, Moody's rating Baa2), IDR (b)	55,759,000	4,090
(Indonesia Government, 7.50%, 08/15/32, Moody's rating N/A), IDR (b)	11,028,000	721
Standard Chartered Plc
(Indonesia Government, 9.00%, 03/15/29, Moody's Rating Baa3), IDR (b)	10,711,000	784
(Indonesia Government, 8.75%, 05/15/31, Moody's rating N/A), IDR (b)	62,542,000	4,519
		16,998
Total Credit Linked Structured Notes (cost $20,099)		17,590
COMMON STOCKS 0.0%
Mongolia 0.0%
Mongolian Mining Corp. (d)	1,247	25
United States of America 0.0%
New Cotai LLC (d) (f) (g) (o)	—	—
Total Common Stocks (cost $41)		25
SHORT TERM INVESTMENTS 8.6%
Investment Companies 6.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (p) (q)	19,061	19,061
Securities Lending Collateral 1.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (p) (q)	3,013	3,013
Treasury Securities 0.6%
Argentina Treasury Bill
5.20%, 07/26/19 (r)	1,712	1,669
Total Short Term Investments (cost $23,736)		23,743
Total Investments 95.9% (cost $293,950)		265,217
Other Derivative Instruments 0.2%		618
Other Assets and Liabilities, Net 3.9%		10,622
Total Net Assets 100.0%		276,457

(a)  All or portion of the security was on loan.

(b)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $52,372 and 18.9%, respectively.

(c)  Perpetual security. Next contractual call date presented, if applicable.

(d)  Non-income producing security.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

92

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Shares/Par[1]	Value ($)

(e)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.0% of the Fund’s net assets.

(f)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(g)   Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(h)  Convertible security.

(i)  Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(j)   Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(k)  Security issued with a zero coupon. Income is recognized through the accretion of discount.

(l)   Treasury inflation indexed note, par amount is not adjusted for inflation.

(m)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(n)  Treasury inflation indexed note, par amount is adjusted for inflation.

(o)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(p)   Investment in affiliate.

(q)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(r)   The coupon rate represents the yield to maturity.

JNL/Invesco Global Real Estate Fund
COMMON STOCKS 98.3%
Australia 4.1%
Dexus	990	7,386
Goodman Group	2,042	15,274
GPT Group	1,387	5,210
Mirvac Group	4,574	7,220
Scentre Group	6,286	17,252
		52,342
Brazil 0.6%
BR Malls Participacoes SA	891	3,005
BR Properties SA	457	967
Cyrela Brazil Realty SA	238	949
Log Commercial Properties e Participacoes SA (a) (b)	23	109
MRV Engenharia e Participacoes SA	324	1,035
Multiplan Empreendimentos Imobiliarios SA	211	1,322
		7,387
Canada 1.8%
Allied Properties REIT	195	6,321
Canadian Apartment Properties REIT	76	2,479
Chartwell Retirement Residences	329	3,297
H&R REIT	215	3,254
Killam Apartment Real Estate Investment Trust	204	2,387
RioCan REIT	292	5,088
		22,826
	Shares/Par[1]	Value ($)
Chile 0.1%
Parque Arauco SA	490	1,090
China 2.0%
Agile Property Holdings Ltd.	958	1,116
China Aoyuan Property Group Ltd.	1,136	722
China SCE Group Holdings Ltd.	1,288	471
CIFI Holdings Group Co. Ltd.	4,272	2,256
Country Garden Holdings Co. Ltd.	5,617	6,767
Dragon Delight Holdings Co. Ltd.	1,720	2,134
Guangzhou R&F Properties Co. Ltd. - Class H	711	1,076
Guangzhou Times Holdings Group Co. Ltd.	1,215	1,342
Jiayuan International Group Ltd. (c)	854	1,584
KWG Property Holding Ltd.	2,165	1,898
Soho China Ltd. (a)	1,896	677
Sunac China Holdings Ltd. (c)	1,864	6,033
		26,076
France 0.8%
Icade SA	78	5,973
Klepierre	150	4,650
		10,623
Germany 4.7%
Aroundtown SA	1,334	11,069
Deutsche Wohnen SE	385	17,723
LEG Immobilien AG	85	8,855
Vonovia SE	514	23,383
		61,030
Hong Kong 10.9%
China Evergrande Group (c)	2,494	7,377
China Jinmao Holdings Group Ltd.	7,610	3,399
China Overseas Land & Investment Ltd.	3,896	13,384
China Resources Land Ltd.	2,258	8,637
China Vanke Co. Ltd. - Class H	1,365	4,634
CK Asset Holdings Ltd.	3,244	23,506
Hang Lung Properties Ltd.	1,709	3,256
K. Wah International Holdings Ltd.	1,059	501
Kerry Properties Ltd.	506	1,729
Link REIT	2,496	25,250
Longfor Properties Co. Ltd.	1,261	3,731
New World Development Ltd.	11,313	14,904
Shimao Property Holdings Ltd.	1,668	4,452
Sino Land Co.	2,374	4,060
Sino-Ocean Group Holding Ltd.	2,280	1,004
Sun Hung Kai Properties Ltd.	930	13,260
Swire Properties Ltd.	1,210	4,248
Wharf Real Estate Investment Co. Ltd.	373	2,229
Yuexiu REIT Trust	1,370	878
		140,439
India 0.2%
DLF Ltd.	271	690
Oberoi Realty Ltd.	231	1,458
		2,148
Indonesia 0.3%
Bumi Serpong Damai PT (a)	9,864	863
Pakuwon Jati Tbk PT	19,502	842
PT Ciputra Development Tbk	14,687	1,034
Summarecon Agung Tbk PT	11,478	644
		3,383
Ireland 0.3%
Green REIT Plc	2,573	3,986
Japan 10.3%
Activia Properties Inc.	—	433
Advance Residence Investment Corp.	3	6,958
Daiwa Office Investment Corp.	1	4,739
Fukuoka REIT Corp. (c)	2	2,586
GLP J-REIT	5	5,013
Hulic Co. Ltd.	333	2,981
Invincible Investment Corp.	3	1,359
Japan Hotel REIT Investment Corp.	8	5,968
Japan Prime Realty Investment Corp. (c)	1	2,080
Japan Real Estate Investment Corp.	2	8,633
Japan Rental Housing Investments Inc.	4	2,716
Japan Retail Fund Investment Corp.	3	6,414

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

93

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Kenedix Realty Investment Corp.	1	3,473
Mitsubishi Estate Co. Ltd.	1,001	15,734
Mitsui Fudosan Co. Ltd.	831	18,326
Mitsui Fudosan Logistics Park Inc.	1	2,220
Nippon Building Fund Inc.	1	7,456
Nippon Prologis REIT Inc.	2	3,253
Nomura Real Estate Master Fund Inc.	3	3,491
Orix J-REIT Inc.	4	6,301
Sumitomo Realty & Development Co. Ltd.	368	13,462
Tokyo Tatemono Co. Ltd.	331	3,424
United Urban Investment Corp.	3	5,112
		132,132
Luxembourg 0.9%
Grand City Properties SA	515	11,205
Malaysia 0.3%
IOI Properties Group Sdn Bhd	2,444	907
KLCC Property Holdings Bhd	1,097	2,033
Sime Darby Property Bhd	5,278	1,268
		4,208
Malta 0.0%
BGP Holdings Plc (a) (b) (d)	5,552	4
Mexico 0.4%
CIBanco SA Institucion de Banca Multiple	478	568
CIBanco SA Institucion de Banca Multiple	1,806	1,627
Fibra Uno Administracion SA de CV	2,817	3,133
		5,328
Netherlands 1.4%
Unibail-Rodamco SE	115	17,834
Philippines 0.8%
Ayala Land Inc.	5,761	4,452
Robinsons Land Corp.	2,036	782
SM Prime Holdings Inc.	7,911	5,390
		10,624
Singapore 2.6%
Ascendas India Trust (e)	1,277	1,012
Ascendas REIT	2,107	3,969
Capitaland Commercial Trust	3,487	4,472
CapitaLand Ltd.	2,109	4,800
CapitaLand Retail China Trust Management Ltd. (e)	781	780
City Developments Ltd.	1,346	8,016
Mapletree Commercial Trust	2,961	3,583
Mapletree Logistics Trust	5,045	4,664
Mapletree North Asia Commercial Trust	1,434	1,199
Yanlord Land Group Ltd.	647	579
		33,074
South Africa 0.9%
Growthpoint Properties Ltd.	2,915	4,717
Hyprop Investments Ltd.	443	2,508
Redefine Properties Ltd.	4,093	2,751
SA Corporate Real Estate Ltd.	8,943	2,087
		12,063
Spain 0.9%
Inmobiliaria Colonial SA	444	4,138
Merlin Properties Socimi SA	589	7,288
		11,426
Sweden 1.7%
Fabege AB	552	7,367
Hufvudstaden AB - Class A	486	7,524
Wihlborgs Fastigheter AB	556	6,450
		21,341
Switzerland 0.7%
Swiss Prime Site AG	110	8,955
Thailand 0.6%
AP (Thailand) PCL - NVDR	4,197	775
Central Pattana PCL - NVDR	1,942	4,464
Origin Property PCL (b)	612	124
Supalai PCL - NVDR	1,526	855
WHA Corp. PCL - NVDR	8,495	1,121
		7,339
	Shares/Par[1]	Value ($)
Turkey 0.0%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	2,161	612
United Arab Emirates 0.1%
Emaar Malls Group PJSC	3,091	1,505
United Kingdom 3.8%
Assura Plc	4,091	2,761
Big Yellow Group Plc	350	3,905
Derwent London Plc	154	5,623
Grainger Plc	1,360	3,642
Great Portland Estates Plc	61	515
Land Securities Group Plc	822	8,441
Segro Plc	1,243	9,349
Tritax Big Box REIT Plc	3,749	6,284
Unite Group Plc	444	4,572
Workspace Group Plc	385	3,905
		48,997
United States of America 47.1%
Agree Realty Corp.	88	5,210
Alexandria Real Estate Equities Inc.	104	11,988
American Assets Trust Inc.	43	1,713
American Campus Communities Inc.	277	11,479
American Homes For Rent - Class A	180	3,571
AvalonBay Communities Inc.	169	29,365
Boston Properties Inc.	222	24,979
Corporate Office Properties Trust	184	3,864
CyrusOne Inc.	126	6,682
Digital Realty Trust Inc.	108	11,546
Duke Realty Corp.	274	7,095
EastGroup Properties Inc.	43	3,980
Empire State Realty Trust Inc. - Class A	356	5,072
Equinix Inc.	33	11,508
Equity Lifestyle Properties Inc.	74	7,228
Equity Residential Properties Inc.	327	21,598
Essex Property Trust Inc.	56	13,828
Extra Space Storage Inc.	158	14,291
Federal Realty Investment Trust	92	10,834
HCP Inc.	425	11,877
Healthcare Realty Trust Inc.	633	17,995
Highwoods Properties Inc.	73	2,814
Hilton Worldwide Holdings Inc.	143	10,287
Hudson Pacific Properties Inc.	479	13,920
InterXion Holding NV (a)	29	1,581
Invitation Homes Inc.	743	14,912
Kilroy Realty Corp.	189	11,872
Liberty Property Trust	216	9,061
Macerich Co.	171	7,387
Mid-America Apartment Communities Inc.	225	21,505
National Health Investors Inc.	106	7,985
National Retail Properties Inc.	294	14,252
Park Hotels & Resorts Inc.	441	11,452
Pebblebrook Hotel Trust (c)	120	3,402
PotlatchDeltic Corp. (c)	86	2,710
ProLogis Inc.	672	39,472
Public Storage	139	28,140
QTS Realty Trust Inc. - Class A	63	2,345
Realty Income Corp.	283	17,868
Regency Centers Corp.	91	5,337
Retail Opportunity Investments Corp.	940	14,933
SBA Communications Corp. (a)	47	7,652
Simon Property Group Inc.	238	40,013
STAG Industrial Inc.	269	6,688
Sun Communities Inc.	114	11,597
Sunstone Hotel Investors Inc.	608	7,909
Terreno Realty Corp	76	2,687
Ventas Inc.	195	11,406
VICI Properties Inc.	610	11,447
Washington REIT	432	9,931
Weingarten Realty Investors	82	2,024
Welltower Inc.	189	13,109
Weyerhaeuser Co.	193	4,227
		605,628
Total Common Stocks (cost $1,330,458)		1,263,605

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

94

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 1.4%
Investment Companies 1.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (f) (g)	15,739	15,739
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (f) (g)	1,722	1,722
Total Short Term Investments (cost $17,461)		17,461
Total Investments 99.7% (cost $1,347,919)		1,281,066
Other Derivative Instruments (0.0)%		(5)
Other Assets and Liabilities, Net 0.3%		4,389
Total Net Assets 100.0%		1,285,450

(a)  Non-income producing security.

(b)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(c)   All or portion of the security was on loan.

(d)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e)   Perpetual security. Next contractual call date presented, if applicable.

(f)   Investment in affiliate.

(g)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/Invesco Small Cap Growth Fund
COMMON STOCKS 97.3%
Communication Services 2.3%
Cogent Communications Group Inc.	320	14,451
IMAX Corp. (a)	340	6,398
Iridium Communications Inc. (a) (b)	57	1,054
Take-Two Interactive Software Inc. (a)	169	17,419
		39,322
Consumer Discretionary 12.3%
Adtalem Global Education Inc. (a)	317	15,021
Brunswick Corp.	246	11,431
Carter's Inc.	128	10,432
Cooper-Standard Holding Inc. (a)	126	7,834
Dunkin' Brands Group Inc.	254	16,316
Five Below Inc. (a)	210	21,473
G-III Apparel Group Ltd. (a)	332	9,259
Jack in the Box Inc.	121	9,423
Penn National Gaming Inc. (a)	754	14,204
Pool Corp.	132	19,643
Six Flags Entertainment Corp.	239	13,288
Steven Madden Ltd.	472	14,294
Texas Roadhouse Inc.	308	18,420
Urban Outfitters Inc. (a)	332	11,011
Visteon Corp. (a)	122	7,385
Wendy's Co.	886	13,827
		213,261
Consumer Staples 1.8%
Boston Beer Co. Inc. - Class A (a)	53	12,848
Lancaster Colony Corp.	106	18,691
		31,539
Energy 2.4%
Centennial Resource Development Inc. - Class A (a) (b)	821	9,049
Oil States International Inc. (a)	425	6,068
Parsley Energy Inc. - Class A (a)	496	7,924
Patterson-UTI Energy Inc.	604	6,247
PBF Energy Inc. - Class A	366	11,944
		41,232
Financials 9.5%
American Equity Investment Life Holding Co.	525	14,661
American Financial Group Inc.	153	13,865
Cathay General Bancorp	409	13,700
Cullen/Frost Bankers Inc.	173	15,202
	Shares/Par[1]	Value ($)
Evercore Inc. - Class A	229	16,397
Hanover Insurance Group Inc.	142	16,579
LPL Financial Holdings Inc.	254	15,535
MarketAxess Holdings Inc.	85	18,070
Mercury General Corp.	303	15,668
RLI Corp.	171	11,773
Sterling Bancorp	546	9,008
WisdomTree Investments Inc.	691	4,597
		165,055
Health Care 25.7%
Adamas Pharmaceuticals Inc. (a) (b)	658	5,622
Aerie Pharmaceuticals Inc. (a) (b)	285	10,285
Agios Pharmaceuticals Inc. (a) (b)	260	11,989
Align Technology Inc. (a)	55	11,589
Amicus Therapeutics Inc. (a) (b)	1,401	13,426
Avanos Medical Inc. (a)	342	15,341
Bio-Techne Corp.	135	19,552
BioTelemetry Inc. (a)	279	16,651
Cantel Medical Corp.	167	12,448
Catalent Inc. (a)	426	13,287
Chemed Corp.	68	19,153
DexCom Inc. (a)	172	20,649
Encompass Health Corp.	291	17,946
GW Pharmaceuticals Plc - ADS (a) (b)	111	10,780
Halozyme Therapeutics Inc. (a)	1,202	17,581
HealthEquity Inc. (a)	396	23,611
Hill-Rom Holdings Inc.	187	16,534
ICU Medical Inc. (a)	73	16,677
Integer Holdings Corp. (a)	177	13,482
Integra LifeSciences Holdings Corp. (a)	283	12,783
Intersect ENT Inc. (a)	546	15,395
Medidata Solutions Inc. (a)	182	12,261
Neurocrine Biosciences Inc. (a)	279	19,946
Nevro Corp. (a) (b)	146	5,660
PerkinElmer Inc.	252	19,836
Repligen Corp. (a)	406	21,428
Sage Therapeutics Inc. (a)	123	11,780
Sarepta Therapeutics Inc. (a) (b)	159	17,369
Select Medical Holdings Corp. (a)	866	13,287
Vocera Communications Inc. (a)	268	10,536
		446,884
Industrials 13.9%
Brink's Co.	251	16,198
BWX Technologies Inc.	231	8,830
CoStar Group Inc. (a)	52	17,575
Deluxe Corp.	210	8,080
Hillenbrand Inc.	328	12,425
ITT Inc.	336	16,203
John Bean Technologies Corp.	162	11,626
KBR Inc.	263	3,991
Kennametal Inc.	330	10,978
Knight-Swift Transportation Holdings Inc. - Class A (b)	395	9,898
Landstar System Inc.	143	13,707
Lincoln Electric Holdings Inc.	154	12,177
Masonite International Corp. (a) (c)	192	8,597
MSA Safety Inc.	148	13,979
Old Dominion Freight Line Inc.	115	14,155
Oshkosh Corp.	196	12,024
Timken Co.	289	10,788
TransDigm Group Inc. (a)	54	18,366
WABCO Holdings Inc. (a)	105	11,318
Watsco Inc.	82	11,393
		242,308
Information Technology 24.7%
2U Inc. (a) (b)	234	11,642
Apptio Inc. - Class A (a) (b)	404	15,318
Aspen Technology Inc. (a)	307	25,234
Blackline Inc. (a) (b)	372	15,229
Booz Allen Hamilton Holding Corp. - Class A	310	13,972
Cognex Corp.	397	15,351
EPAM Systems Inc. (a)	126	14,613
Fair Isaac Corp. (a)	137	25,557
Guidewire Software Inc. (a)	249	19,995

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

95

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
II-VI Inc. (a)	336	10,909
Integrated Device Technology Inc. (a)	76	3,695
Littelfuse Inc.	96	16,443
MKS Instruments Inc.	148	9,552
Monolithic Power Systems Inc.	120	13,971
National Instruments Corp.	332	15,089
New Relic Inc. (a)	178	14,398
Pegasystems Inc.	308	14,724
Power Integrations Inc.	174	10,583
Proofpoint Inc. (a)	147	12,315
Q2 Holdings Inc. (a)	413	20,468
Qualys Inc. (a)	243	18,177
RealPage Inc. (a)	405	19,498
SailPoint Technologies Holdings Inc. (a)	589	13,834
Semtech Corp. (a)	403	18,465
Silicon Laboratories Inc. (a)	215	16,985
Trimble Inc. (a)	436	14,350
Ultimate Software Group Inc. (a)	65	15,896
Zebra Technologies Corp. - Class A (a)	83	13,280
		429,543
Materials 4.0%
Berry Global Group Inc. (a)	355	16,864
Ingevity Corp. (a)	198	16,551
Martin Marietta Materials Inc.	98	16,870
PolyOne Corp.	403	11,517
Univar Inc. (a)	476	8,436
		70,238
Real Estate 0.7%
CubeSmart	396	11,374
Total Common Stocks (cost $1,519,418)		1,690,756
SHORT TERM INVESTMENTS 5.6%
Investment Companies 2.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	47,923	47,923
Securities Lending Collateral 2.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (d) (e)	50,011	50,011
Total Short Term Investments (cost $97,934)		97,934
Total Investments 102.9% (cost $1,617,352)		1,788,690
Other Assets and Liabilities, Net (2.9)%		(49,808)
Total Net Assets 100.0%		1,738,882

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d)   Investment in affiliate.

(e)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/JPMorgan Hedged Equity Fund
COMMON STOCKS 93.7%
Communication Services 9.8%
Alphabet Inc. - Class A (a)	2	1,754
Alphabet Inc. - Class C (a)	2	1,686
AT&T Inc.	11	310
Charter Communications Inc. - Class A (a)	2	661
Comcast Corp. - Class A	26	892
Discovery Inc. - Class A (a)	7	183
DISH Network Corp. - Class A (a)	3	68
Electronic Arts Inc. (a)	5	389
Facebook Inc. - Class A (a)	6	778
Netflix Inc. (a)	2	627
T-Mobile US Inc. (a)	7	439
Verizon Communications Inc. (b)	22	1,239
Walt Disney Co.	10	1,134
		10,160
Consumer Discretionary 10.5%
Advance Auto Parts Inc.	1	199
Amazon.com Inc. (a)	2	3,120
Aptiv Plc	2	110
AutoZone Inc. (a)	1	785
	Shares/Par[1]	Value ($)
Best Buy Co. Inc.	6	320
Booking Holdings Inc. (a)	—	203
BorgWarner Inc.	2	71
Dollar General Corp.	5	571
Dollar Tree Inc. (a)	2	187
Expedia Group Inc.	3	367
Ford Motor Co.	23	176
H&R Block Inc.	2	47
Hilton Worldwide Holdings Inc.	4	305
Home Depot Inc.	7	1,180
Lennar Corp. - Class A	6	223
Lowe's Cos. Inc.	4	404
Macy's Inc.	5	139
Magna International Inc.	5	241
Nike Inc. - Class B	1	37
O'Reilly Automotive Inc. (a)	1	459
PVH Corp.	3	257
Ross Stores Inc.	9	775
Royal Caribbean Cruises Ltd.	1	97
Tiffany & Co.	1	40
Yum! Brands Inc.	5	483
		10,796
Consumer Staples 5.6%
Altria Group Inc.	7	369
Coca-Cola Co.	26	1,222
Constellation Brands Inc. - Class A	—	54
Estee Lauder Cos. Inc. - Class A	3	326
Molson Coors Brewing Co. - Class B	7	399
Mondelez International Inc. - Class A	22	884
PepsiCo Inc.	10	1,093
Philip Morris International Inc.	13	894
Procter & Gamble Co.	6	514
		5,755
Energy 5.0%
Chevron Corp.	12	1,327
Concho Resources Inc. (a)	1	109
Diamondback Energy Inc.	4	400
EOG Resources Inc.	8	724
Exxon Mobil Corp.	6	426
Marathon Petroleum Corp.	12	681
Occidental Petroleum Corp.	9	573
ONEOK Inc.	6	322
Parsley Energy Inc. - Class A (a)	3	43
Pioneer Natural Resources Co.	4	552
		5,157
Financials 12.5%
Allstate Corp.	2	135
American Express Co.	2	148
American International Group Inc.	13	529
Bank of America Corp.	61	1,513
Bank of New York Mellon Corp.	2	94
Berkshire Hathaway Inc. - Class B (a)	8	1,688
BlackRock Inc.	—	104
Capital One Financial Corp.	8	618
Charles Schwab Corp.	10	401
Citigroup Inc.	18	911
Citizens Financial Group Inc.	4	112
CME Group Inc.	2	312
Everest Re Group Ltd.	1	134
Fifth Third Bancorp	—	4
Goldman Sachs Group Inc.	2	300
Hartford Financial Services Group Inc.	8	370
Huntington Bancshares Inc.	11	136
Intercontinental Exchange Inc.	6	473
KeyCorp	32	474
Lincoln National Corp.	6	299
Marsh & McLennan Cos. Inc.	2	136
MetLife Inc.	12	505
Morgan Stanley	21	843
Principal Financial Group Inc.	2	100
Prudential Financial Inc.	2	178
Regions Financial Corp.	10	139
State Street Corp.	2	125
SunTrust Banks Inc.	9	440

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

96

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
T. Rowe Price Group Inc.	4	335
TD Ameritrade Holding Corp.	7	348
Wells Fargo & Co.	22	1,012
		12,916
Health Care 14.7%
AbbVie Inc.	3	240
Agilent Technologies Inc.	2	101
Alexion Pharmaceuticals Inc. (a)	3	277
Allergan Plc	2	259
Amgen Inc.	1	263
Anthem Inc.	2	533
Becton Dickinson & Co.	1	302
Biogen Inc. (a)	1	413
Boston Scientific Corp. (a)	28	985
Bristol-Myers Squibb Co.	6	332
Celgene Corp. (a)	5	293
Cigna Corp.	5	898
CVS Health Corp.	7	426
Danaher Corp.	3	283
Eli Lilly & Co.	7	765
Gilead Sciences Inc.	7	445
Illumina Inc. (a)	1	208
Intuitive Surgical Inc. (a)	—	178
Johnson & Johnson	9	1,226
Medtronic Plc	10	934
Merck & Co. Inc.	14	1,049
Mylan NV (a)	2	66
Nektar Therapeutics (a)	1	29
Pfizer Inc.	36	1,553
Thermo Fisher Scientific Inc.	2	401
UnitedHealth Group Inc.	6	1,557
Vertex Pharmaceuticals Inc. (a)	3	425
Zimmer Biomet Holdings Inc.	6	665
Zoetis Inc. - Class A	1	51
		15,157
Industrials 8.8%
Boeing Co.	1	413
Caterpillar Inc.	4	571
Cintas Corp.	—	50
Cummins Inc.	2	284
Deere & Co.	1	208
Delta Air Lines Inc.	7	336
Eaton Corp. Plc	9	639
General Dynamics Corp.	5	752
HD Supply Holdings Inc. (a)	3	101
Honeywell International Inc. (b)	8	1,010
Ingersoll-Rand Plc	4	369
Masco Corp.	11	310
Norfolk Southern Corp.	6	855
Northrop Grumman Systems Corp.	1	339
PACCAR Inc.	8	440
Snap-On Inc.	2	311
Stanley Black & Decker Inc.	3	412
Union Pacific Corp.	8	1,105
United Continental Holdings Inc. (a)	1	93
United Rentals Inc. (a)	—	30
United Technologies Corp.	4	461
		9,089
Information Technology 19.1%
Accenture Plc - Class A	1	111
Adobe Inc. (a)	3	592
Alliance Data Systems Corp.	1	144
Analog Devices Inc.	12	1,056
Apple Inc.	21	3,276
Automatic Data Processing Inc.	7	933
Broadcom Inc.	2	606
Cisco Systems Inc.	7	283
Fidelity National Information Services Inc.	6	603
First Data Corp. - Class A (a)	4	76
Hewlett Packard Enterprise Co.	28	367
HP Inc.	16	318
Intel Corp.	4	204
Mastercard Inc. - Class A	2	290
Microchip Technology Inc. (c)	1	68
	Shares/Par[1]	Value ($)
Micron Technology Inc. (a)	2	68
Microsoft Corp.	44	4,488
Motorola Solutions Inc.	—	55
Nvidia Corp.	5	656
Oracle Corp.	15	673
PayPal Holdings Inc. (a)	10	801
Salesforce.com Inc. (a)	8	1,074
TE Connectivity Ltd.	2	118
Texas Instruments Inc.	13	1,210
Visa Inc. - Class A	10	1,287
Workday Inc. - Class A (a)	2	317
		19,674
Materials 2.5%
Avery Dennison Corp.	1	123
Celanese Corp. - Class A	3	251
DowDuPont Inc.	21	1,100
Eastman Chemical Co.	6	456
Freeport-McMoRan Inc. - Class B	9	93
Linde Plc	1	173
Newmont Mining Corp.	2	76
Packaging Corp. of America	1	50
WestRock Co.	6	241
		2,563
Real Estate 2.1%
AvalonBay Communities Inc.	3	446
Digital Realty Trust Inc.	1	76
Equinix Inc.	—	145
Equity Residential Properties Inc.	2	128
Federal Realty Investment Trust	2	206
Host Hotels & Resorts Inc.	8	130
ProLogis Inc.	9	522
Ventas Inc.	2	135
Vornado Realty Trust	6	346
		2,134
Utilities 3.1%
Ameren Corp.	2	131
Evergy Inc.	1	76
Exelon Corp.	16	718
NextEra Energy Inc.	6	1,020
PG&E Corp. (a)	1	32
Public Service Enterprise Group Inc.	2	117
Sempra Energy	4	487
Xcel Energy Inc.	14	667
		3,248
Total Common Stocks (cost $103,267)		96,649
SHORT TERM INVESTMENTS 19.7%
Investment Companies 19.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	20,266	20,266
Total Short Term Investments (cost $20,266)		20,266
Total Investments 113.4% (cost $123,533)		116,915
Total Purchased Options 2.2% (cost $2,521)		2,275
Other Derivative Instruments (2.6)%		(2,646)
Other Assets and Liabilities, Net (13.0)%		(13,427)
Total Net Assets 100.0%		103,117

(a)  Non-income producing security.

(b)  All or a portion of the security is pledged or segregated as collateral.

(c)  All or portion of the security was on loan.

(d)  Investment in affiliate.

(e)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/Mellon Capital Emerging Markets Index Fund
COMMON STOCKS 95.1%
Australia 0.0%
MMG Ltd. (a)	456	194
Brazil 4.6%
AMBEV SA	1,059	4,203
Atacadao Distribuicao Comercio e Industria Ltda	88	412
B2W Companhia Digital (a)	39	424
B3 SA	471	3,258

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

97

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Banco Bradesco SA	231	2,014
Banco do Brasil SA	190	2,275
Banco Santander Brasil SA	96	1,060
BB Seguridade Participacoes SA	149	1,064
BR Malls Participacoes SA	154	520
BRF SA (a)	122	688
CCR SA	276	798
Centrais Eletricas Brasileiras SA (a)	45	284
Cia de Saneamento Basico do Estado de Sao Paulo	72	582
Cia Siderurgica Nacional SA	141	322
Cielo SA	260	596
Cosan SA	40	345
Embraer SA	140	782
Engie Brasil Energia SA	51	432
Equatorial Energia SA	37	721
Fibria Celulose SA	57	989
Hypera SA	83	648
IRB-Brasil Resseguros SA	22	476
JBS SA	222	664
Klabin SA	161	661
Kroton Educacional SA	325	743
Localiza Rent a Car SA	118	903
Lojas Renner SA	157	1,713
M Dias Branco SA	25	273
Magazine Luiza SA	17	804
Multiplan Empreendimentos Imobiliarios SA	66	411
Natura Cosmeticos SA	38	446
Petrobras Distribuidora SA	73	486
Petroleo Brasileiro SA	678	4,443
Porto Seguro SA	24	320
Raia Drogasil SA	50	736
Rumo SA (a)	251	1,102
Sul America SA	45	335
Suzano Papel e Celulose SA	98	958
Tim Participacoes SA	191	585
Ultrapar Participacoes SA	75	1,026
Vale SA	714	9,390
WEG SA	186	841
		49,733
Chile 1.0%
Aguas Andinas SA - Class A	438	241
Banco de Chile	5,832	833
Banco de Credito e Inversiones	11	740
Banco Santander Chile	15,424	1,149
Cencosud SA	330	597
Cia Cervecerias Unidas SA	31	402
Colbun SA	1,832	368
Empresas CMPC SA	278	882
Empresas COPEC SA	91	1,088
Enel Americas SA	6,593	1,164
Enel Chile SA	6,147	593
ENTEL Chile SA	27	208
Itau CorpBanca	36,097	337
Lan Airlines SA	68	679
S.A.C.I. Falabella	163	1,196
		10,477
China 25.3%
360 Security Technology Inc. - Class A	8	25
3SBio Inc.	300	386
51job Inc. - ADR (a)	5	300
58.Com Inc. - Class A - ADR (a)	21	1,163
AAC Technologies Holdings Inc. (b)	161	933
AECC Aviation Power Co. Ltd. - Class A	3	10
Agile Property Holdings Ltd.	314	366
Agricultural Bank of China Ltd. - Class A	295	155
Air China Ltd. - Class A	7	8
Air China Ltd. - Class H	434	378
Aisino Corp. - Class A	3	9
Alibaba Group Holding Ltd. - ADS (a)	290	39,797
Alibaba Health Information Technology Ltd. (a)	746	603
Alibaba Pictures Group Ltd. (a)	3,400	573
Aluminum Corp. of China Ltd. - Class H (a)	732	235
Angang Steel Co. Ltd.	270	185
Angang Steel Co. Ltd. - Class A	17	13
	Shares/Par[1]	Value ($)
Anhui Conch Cement Co. Ltd. - Class A	4	17
Anhui Conch Cement Co. Ltd. - Class H	294	1,426
Anxin Trust Co. Ltd. - Class A	45	29
Autohome Inc. - Class A - ADR (b)	13	1,055
AVIC Aircraft Co. Ltd. (a)	2	9
AVIC Aircraft Co. Ltd. - Class A	4	8
AVIC Capital Co. Ltd. - Class A	14	8
BAIC Motor Corp. Ltd. - Class H	449	238
Baidu.com - Class A - ADR (a)	62	9,901
Bank of Beijing Co. Ltd. - Class A	23	19
Bank of China Ltd. - Class A	51	27
Bank of China Ltd. - Class H	17,938	7,714
Bank of Communications Co. Ltd. - Class A	141	119
Bank of Communications Co. Ltd. - Class H	2,045	1,587
Bank of Guiyang Co. Ltd. - Class A	55	86
Bank of Jiangsu Co. Ltd. - Class A	15	13
Bank of Nanjing Co. Ltd. - Class A	9	9
Bank of Ningbo Co. Ltd. - Class A	6	15
Bank of Shanghai Co. Ltd. - Class A	14	22
Baoshan Iron & Steel Co. Ltd.	26	25
Baozun Inc. - ADR (a) (b)	8	242
BBMG Corp. - Class A	21	11
BBMG Corp. - Class H (b)	578	182
Beijing Capital Co. Ltd. - Class A	87	44
Beijing Capital International Airport Co. Ltd. - Class H	350	371
Beijing Dabeinong Technology Group Co. Ltd. - Class A	13	6
Beijing Enterprises Holdings Ltd.	100	527
Beijing Huaer Co. Ltd. - Class A	72	73
Beijing Shiji Information Technology Co. Ltd. - Class A	1	5
Beijing Tongrentang Co. Ltd. - Class A	2	7
BOE Technology Group Co. Ltd. - Class A	44	17
Brilliance China Automotive Holdings Ltd.	646	481
BYD Co. Ltd. - Class A	8	56
BYD Co. Ltd. - Class H (b)	139	880
BYD Electronic International Co. Ltd.	166	209
CAR Inc. (a)	192	143
Changjiang Securities Co. Ltd. - Class A	10	7
China Agri-Industries Holdings Ltd.	536	190
China Avionics Systems Co. Ltd. - Class A	4	7
China CITIC Bank Corp. Ltd. - Class A	8	6
China CITIC Bank Corp. Ltd. - Class H	2,088	1,269
China Coal Energy Co. - Class H	272	107
China Communications Construction Co. Ltd. - Class A	3	6
China Communications Construction Co. Ltd. - Class H	1,035	976
China Conch Venture Holdings Ltd.	377	1,123
China Construction Bank Corp. - Class A	28	26
China Construction Bank Corp. - Class H	21,662	17,884
China COSCO Holdings Co. Ltd. - Class H (a)	651	246
China Eastern Airlines Corp. Ltd. - Class A	17	12
China Eastern Airlines Corp. Ltd. - Class H	364	202
China Everbright Bank Co. Ltd. - Class A	34	18
China Film Co. Ltd. - Class A	50	104
China First Capital Group Ltd. (a)	676	385
China Fortune Land Development Co. Ltd. - Class A	4	14
China Gezhouba Group Co. Ltd - Class A	7	7
China Grand Automotive Services Ltd. - Class A	9	5
China Hongqiao Group Ltd. (b)	437	249
China Huarong Asset Management Co. Ltd. - Class H	2,159	394
China Huishan Dairy Holdings Co. Ltd. (a) (c)	946	51
China International Capital Corp. - Class H (b)	211	396
China International Marine Containers Co. Ltd. - Class A	5	8
China International Travel Service Corp. Ltd.	3	24
China Life Insurance Co. Ltd. - Class A	2	6
China Life Insurance Co. Ltd. - Class H	1,711	3,634
China Literature Ltd. (a)	46	214
China Longyuan Power Group Corp. - Class H	646	440
China Merchants Bank Co. Ltd. - Class A	56	205
China Merchants Holdings International Co. Ltd.	256	458
China Merchants Securities Co. Ltd. - Class A	8	15

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

98

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
China Merchants Shekou Industrial Zone Holdings Co. - Class A	9	23
China Minsheng Banking Corp. Ltd. - Class A	31	26
China Minsheng Banking Corp. Ltd. - Class H	1,498	1,032
China Mobile Ltd.	1,386	13,331
China Molybdenum Co. Ltd. - Class A	131	72
China Molybdenum Co. Ltd. - Class H	686	253
China National Building Material Co. Ltd. - Class H	878	600
China National Chemical Engineering Group Corp. - Class A	9	7
China National Nuclear Power Co. Ltd. - Class A	16	12
China Northern Rare Earth High-Tech Co. Ltd. - Class A	5	6
China Oriental Group Co. Ltd.	220	131
China Pacific Insurance Co. Ltd. - Class A	26	107
China Pacific Insurance Group Co. Ltd. - Class H	595	1,927
China Petroleum & Chemical Corp. - Class A	27	20
China Petroleum & Chemical Corp. - Class H	5,830	4,149
China Railway Construction Corp. Ltd. - Class A	69	110
China Railway Construction Corp. Ltd. - Class H	418	575
China Railway Group Ltd. - Class H	851	775
China Railway Signal & Communication Corp. Ltd. - Class H (b)	383	267
China Reinsurance Corp. - Class H	899	184
China Resources Cement Holdings Ltd.	586	527
China Resources Pharmaceutical Group Ltd.	359	467
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. - Class A	2	8
China Shenhua Energy Co. Ltd. - Class A	11	29
China Shenhua Energy Co. Ltd. - Class H	748	1,634
China Shipbuilding Industry Group Power Co. Ltd. - Class A	24	79
China Shipbuilding Industry Group Power Co. Ltd. - Class A	8	5
China South Publishing & Media Group Co. Ltd. - Class A	6	10
China Southern Airlines Co. Ltd. - Class A	15	15
China Southern Airlines Co. Ltd. - Class H	460	286
China Spacesat Co. Ltd. - Class A	3	7
China State Construction Engineering Corp. Ltd. - Class A	169	141
China Telecom Corp. Ltd. - Class H	3,260	1,662
China Tower Corp. Ltd. (a)	8,246	1,560
China Traditional Chinese Medicine Co. Ltd.	464	270
China Travel International Investment Hong Kong Ltd.	564	149
China United Network Communications Ltd.	108	81
China Vanke Co. Ltd. - Class A	17	58
China Yangtze Power Co. Ltd. - Class A	58	134
China Zhongwang Holdings Ltd.	386	171
Chinese Universe Publishing & Media Co. Ltd. - Class A	4	8
Chongqing Chang'an Industry Co. Ltd. - Class A	11	10
Chongqing Rural Commercial Bank - Class H	592	318
CIFI Holdings Group Co. Ltd.	830	438
CITIC Guoan Information Industry Co. Ltd. - Class A	81	40
CITIC Securities Co. Ltd. - Class A (c) (d)	9	20
CITIC Securities Co. Ltd. - Class H	533	919
CNOOC Ltd.	4,043	6,220
COSCO Shipping Development Co. Ltd. - Class A (a)	72	24
COSCO Shipping Holdings Co. Ltd. - Class A (a)	23	14
Country Garden Holdings Co. Ltd.	1,706	2,056
Country Garden Services Holdings Co. Ltd. (a)	231	365
CRRC Corp. Ltd. - Class A	28	36
CRRC Corp. Ltd. - Class H	958	935
Ctrip.com International Ltd. - ADR (a)	92	2,498
Dali Food Group Co. Ltd.	374	278
Daqin Railway Co. Ltd. - Class A	19	23
Datang International Power Generation Co. Ltd. - Class H	780	183
DHC Software Co. Ltd. - Class A	5	5
Dong-E-E-Jiao Co. Ltd. - Class A	2	10
Dongfang Electric Corp. Ltd. - Class A (a)	8	9
Dongfeng Motor Group Co. Ltd. - Class H	558	505
Dongxing Securities Co. Ltd. - Class A	5	6
Dongxu Optoelectronic Technology Co. Ltd. - Class A	8	5
Dragon Delight Holdings Co. Ltd.	256	318
	Shares/Par[1]	Value ($)
ENN Energy Holdings Ltd.	172	1,525
Everbright Securities Co. Ltd. - Class A	5	7
Fangda Carbon New Material Co. Ltd. - Class A	2	6
Far East Horizon Ltd.	483	488
Financial Street Holding Co. Ltd. - Class A	6	6
First Capital Securities Co. Ltd. - Class A	57	45
Focus Media Information Technology Co. Ltd. - Class A	18	13
Foshan Haitian Flavoring & Food Co. Ltd. - Class A	3	34
Fosun International Ltd.	592	859
Founder Securities Co. Ltd. - Class A	15	11
Fullshare Holdings Ltd. (b)	1,450	334
Future Land Development Holdings Ltd.	418	287
Fuyao Glass Industry Group Co. Ltd. - Class A	3	9
Fuyao Glass Industry Group Co. Ltd. - Class H	96	308
GD Power Development Co. Ltd.	30	11
GDS Holdings Ltd. - ADR (a) (b)	15	349
Geely Automobile Holdings Ltd.	1,100	1,938
Gemdale Corp. - Class A	7	9
Genscript Biotech Corp. (a)	202	273
GF Securities Co. - Class A	8	14
GF Securities Co. Ltd. - Class H	328	445
Giant Network Group Co. Ltd. - Class A	16	46
Goertek Inc. - Class A	5	5
Great Wall Motor Co. Ltd. - Class H (b)	625	359
Gree Electric Appliances Inc. - Class A (a)	4	21
Greenland Holding Group Co. Ltd. - Class A	11	10
Greentown China Holdings Ltd.	186	143
Greentown China Holdings Ltd.	225	168
Guangshen Railway Co. Ltd. - Class A	164	76
Guangzhou Automobile Group Co. Ltd. - Class A	4	6
Guangzhou Automobile Group Co. Ltd. - Class H	640	638
Guangzhou Baiyunshan Pharmaceutical Holdings Co. - Class A	2	11
Guangzhou Haige Communications Group Inc. - Class A	7	8
Guangzhou R&F Properties Co. Ltd. - Class H	244	370
Guotai Junan Securities Co. Ltd. - Class A	14	30
Guotai Junan Securities Co. Ltd. - Class H	152	308
Guoxin Securities Co. Ltd. - Class A	5	6
Haitian International Holdings Ltd.	163	315
Haitong International Securities Group Ltd. - Class A	9	12
Hangzhou Bank Co. Ltd. - Class A	8	9
Hangzhou Hikvision Digital Technology Co. Ltd. - Class A	33	124
Hangzhou Robam Appliances Co. Ltd. - Class A	14	42
Han's Laser Technology Industry Group Co. Ltd. - Class A	1	6
Heilan Home Garments Co. Ltd. - Class A	28	35
Henan Shuanghui Investment & Development Co. Ltd. - Class A	3	11
Hengan International Group Co. Ltd. (b)	157	1,131
Hengli Petrochemical Co. Ltd.	6	12
Hua Hong Semiconductor Ltd.	91	168
Hua Xia Bank Co. Ltd. - Class A	14	15
HuaAn Securities Co. Ltd. - Class A	124	85
Huadian Power International Corp. Ltd. - Class A	54	38
Huadian Power International Corp. Ltd. - Class H	382	172
Huadong Medicine Co. Ltd. - Class A	2	8
Huaneng Power International Inc. - Class A	18	19
Huaneng Power International Inc. - Class H	934	593
Huaneng Renewables Corp. Ltd. - Class H	904	241
Huatai Securities Co. Ltd. - Class A	20	46
Huatai Securities Co. Ltd. - Class H	332	525
HUAYU Automotive Systems Co. Ltd. - Class A	4	10
Huazhu Group Ltd. - ADS	30	870
Hubei Energy Group Co. Ltd. - Class A	21	11
Hubei Granules-Biocause Pharmaceutical Co. Ltd. - Class A	8	6
Hundsun Technologies Inc. - Class A	1	6
iFlyTek Co. Ltd. - Class A	3	9
Industrial & Commercial Bank of China Ltd. - Class A	181	140
Industrial & Commercial Bank of China Ltd. - Class H	15,676	11,188
Industrial Bank Co. Ltd. - Class A	68	148
Industrial Securities Co. Ltd. - Class A	13	9

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

99

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Inner Mongolia BaoTou Steel Union Co. Ltd. - Class A	61	13
Inner Mongolia Yili Industrial Group Co. Ltd. - Class A	16	53
Inner Mongolia Yitai Coal Co. Ltd. - Class B	181	214
JD.com Inc. - Class A - ADR (a)	162	3,390
Jiangsu Expressway Co. Ltd. - Class H	303	423
Jiangsu Hengrui Medicine Co. Ltd. - Class A	14	105
Jiangsu Hengtong Optic-Electric Co. Ltd. - Class A	3	8
Jiangsu Siyang Yanghe Vintage Co. Ltd. - Class A	4	57
Jiangsu Xincheng Real Estate Co. Ltd - Class A	3	11
Jiangxi Copper Co. Ltd. - Class A	45	86
Jiangxi Copper Co. Ltd. - Class H	194	227
Jiangxi Ganfeng Lithium Co. Ltd. - Class A	12	37
Jiayuan International Group Ltd.	206	382
Jinduicheng Molybdenum Group Co. Ltd. - Class A	105	91
Jinke Real Estate Group Co. Ltd. - Class A	12	10
Jointown Pharmaceutical Group Co. Ltd. - Class A	4	8
Kaisa Group Holdings Ltd.	549	174
Kangmei Pharmaceutical Co. Ltd. - Class A	7	9
Kweichow Moutai Co. Ltd. - Class A	4	336
KWG Property Holding Ltd.	294	258
Lee & Man Paper Manufacturing Ltd.	370	312
Legend Holdings Corp. - Class H	86	225
Liaoning Chengda Co. Ltd. - Class A	19	29
LONGi Green Energy Technology Co. Ltd. - Class A	24	62
Luxshare Precision Industry Co. Ltd. - Class A	6	12
Luye Pharma Group Ltd. (b)	301	210
Luzhou Lao Jiao Vintage Co. Ltd. - Class A	2	11
Maanshan Iron & Steel Co. Ltd.	284	125
Maanshan Iron & Steel Co. Ltd. - Class A	60	30
Meinian Onehealth Healthcare Holdings Co. Ltd. - Class A	5	11
Meitu Inc. (a)	396	111
Metallurgical Corp. of China Ltd. - Class A	49	22
Metallurgical Corp. of China Ltd. - Class H	693	166
Midea Group Co. Ltd.	24	129
Momo Inc. - ADR (a)	33	789
Muyuan Foods Co. Ltd. - Class A	3	11
NARI Technology Co. Ltd.	11	29
NetEase.com Inc. - ADR	18	4,141
New China Life Insurance Co. Ltd. - Class A	1	7
New Hope Liuhe Co. Ltd. - Class A	10	11
New Oriental Education & Technology Group - ADR (a)	32	1,732
Nexteer Automotive Group Ltd.	209	298
Ninestar Corp. - Class A	9	31
Noah Holdings Ltd. - Class A - ADS (a) (b)	7	316
Offshore Oil Engineering Co. Ltd. - Class A	8	6
O-Film Tech Co. Ltd. - Class A	5	6
Oppein Home Group Inc. - Class A	—	5
Orient Securities Co. Ltd. - Class A	7	9
Oriental Pearl Group Co. Ltd. - Class A	7	11
Perfect World Co. Ltd. - Class A	17	69
PetroChina Co. Ltd. - Class A	14	15
PetroChina Co. Ltd. - Class H	4,781	2,967
Ping An Bank Co. Ltd. - Class A	41	56
Ping An Insurance Co. of China Ltd. - Class A	27	223
Ping An Insurance Group Co. of China Ltd. - Class H (b)	1,175	10,385
Poly Developments and Holdings Group Co. Ltd. - Class A	31	53
Postal Savings Bank of China Co. Ltd. - Class H	581	307
Power Construction Corp. of China Ltd. - Class A	13	9
Qingdao Haier Co. Ltd. - Class A	8	16
RiseSun Real Estate Development Co. Ltd. - Class A	6	7
Rongsheng Petrochemical Co. Ltd. - Class A	6	9
S.F. Holding Co. Ltd. - Class A	1	5
SAIC Motor Corp. Ltd. - Class A	18	71
Sanan Optoelectronics Co. Ltd. - Class A	5	8
Sany Heavy Industry Co. Ltd. - Class A	10	12
SDIC Power Holdings Co. Ltd. - Class A	13	16
Shaanxi Coal and Chemical Industry Group Co. Ltd. - Class A	8	8
Shandong Buchang Pharmaceutical Co. Ltd. - Class A	24	87
Shandong Gold Group Co. Ltd. - Class A	3	12
	Shares/Par[1]	Value ($)
Shandong Haisteel International Trading Co. Ltd. - Class A	17	7
Shandong Linglong Tyre Co. Ltd.	3	7
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H	486	391
Shanghai 2345 Network Holding Group Co. Ltd. - Class A	91	49
Shanghai Electric Group Co. Ltd. - Class A	10	7
Shanghai Fosun Pharmaceutical Co. Ltd. - Class A	3	11
Shanghai International Airport Co. Ltd.	6	42
Shanghai International Port Co. Ltd. - Class A	10	8
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. - Class B	187	239
Shanghai Pharmaceuticals Holding Co. Ltd. - Class A	3	7
Shanghai Pharmaceuticals Holding Co. Ltd. - Class H	198	403
Shanghai Pudong Development Bank Co. Ltd. - Class A	99	142
Shanghai Tunnel Engineering Co. Ltd. - Class A	10	9
Shanxi Lu'an Environmental Energy Development Co. Ltd. - Class A	48	46
Shanxi Securities Co. Ltd. - Class A	103	89
Shanxi Xinghuacun Fenjiu Group Co. Ltd. - Class A	7	35
Shanxi Xishan Coal and Electricity Power Co. Ltd. - Class A	65	52
Shenergy Co. Ltd. - Class A	15	11
Shenwang Hongyuan Group Co. Ltd. - Class A	24	14
Shenzhen Energy Group Co. Ltd. - Class A	16	12
Shenzhen International Holdings Ltd.	173	333
Shenzhen Investment Ltd.	810	268
Shenzhen Overseas Chinese Town Co. Ltd. - Class A	10	9
Shenzhen Salubris Pharmaceuticals Co. Ltd. - Class A	9	28
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. - Class A	139	80
Shenzhou International Group Holdings Ltd.	167	1,897
Sichuan Chuantou Energy Stock Co. Ltd. - Class A	9	11
Sichuan Kelun Pharmaceutical Co. Ltd. - Class A	2	7
Sihuan Pharmaceutical Holdings Group Ltd.	949	166
Sina Corp. (a)	14	742
Sinolink Securities Co. Ltd. - Class A	6	6
Sinopec Engineering Group Co Ltd - Class H	333	274
Sinopec Shanghai Petrochemical Co. Ltd. - Class A	16	11
Sinopec Shanghai Petrochemical Co. Ltd. - Class H	718	312
Sinopharm Group Co. Ltd. - Class H	275	1,156
Soho China Ltd. (a)	470	168
Soochow Securities Co. Ltd. - Class A	9	9
Spring Airlines Co. Ltd. - Class A	2	8
Sun Art Retail Group Ltd.	499	509
Sunac China Holdings Ltd.	537	1,738
Suning.com Co. Ltd. - Class A	12	18
Suzhou Gold Mantis Construction Decoration Co. Ltd. - Class A	68	81
TAL Education Group - ADS (a)	82	2,182
Tasly Pharmaceutical Group Co. Ltd. - Class A	3	7
TCL Corp.	29	10
Tebian Electric Apparatus Co. Ltd. - Class A	99	98
Tencent Holdings Ltd. (e)	1,285	51,530
Tianma Microelectronics Co. Ltd. - Class A	4	6
Tianqi Lithium Corp.	2	9
Tingyi Cayman Islands Holding Corp.	457	610
Tong Ren Tang Technologies Co. Ltd. - Class H	150	197
Tong Wei Co. Ltd. - Class A	37	45
Tonghua Dongbao Pharmaceutical Co. Ltd. - Class A	3	7
Tongling Nonferrous Metals Group Co. Ltd. - Class A	306	88
Travelsky Technology Ltd. - Class H	215	552
Tsingtao Brewery Co. Ltd. - Class A	3	14
Tsingtao Brewery Co. Ltd. - Class H	86	344
Tus-Sound Environmental Resources Co. Ltd. - Class A	47	71
Unisplendour Co. Ltd. - Class A	6	29
Vipshop Holdings Ltd. - ADR (a)	100	545
Want Want China Holdings Ltd.	1,134	793
Wanxiang Qianchao Co. Ltd. - Class A	105	79
Weibo Corp. - ADR (a) (b)	12	720
Weichai Power Co. Ltd. - Class A	11	12
Weichai Power Co. Ltd. - Class H	399	456

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

100

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Weifu High-Technology Group Co. Ltd. - Class A	33	85
Western Securities Co. Ltd. - Class A	6	6
Wuhu Shunrong Sanqi Interactive Entertainment Network Technology Co. Ltd. - Class A	32	43
Wuliangye Yibin Co. Ltd. - Class A	15	111
Wuxi Biologics Cayman Inc. (a) (b)	113	716
XCMG Construction Machinery Co. Ltd. - Class A	12	5
Xiamen C&D Inc. - Class A	5	6
Xinhu Zhongbao Co. Ltd. - Class A	15	6
Xinjiang Goldwind Science & Technology Co. Ltd. - Class A	10	15
Xinjiang Goldwind Science & Technology Co. Ltd. - Class H	153	136
Xinyi Solar Holdings Ltd.	704	247
Yanzhou Coal Mining Co. Ltd. - Class H	422	340
YiHai International Holdings Ltd.	100	243
Yonghui Superstores Co. Ltd. - Class A	11	13
Yonyou Network Technology Co. Ltd.	6	18
Youngor Group Co. Ltd. - Class A	10	11
Yum China Holdings Inc.	83	2,778
Yunnan Baiyao Group Co. Ltd. - Class A	1	15
Yuzhou Properties Co. Ltd.	436	179
YY Inc. - Class A - ADS (a)	11	638
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. - Class A	1	11
Zhaojin Mining Industry Co. Ltd. - Class H	239	243
Zhejiang China Commodities City Group Co. Ltd. - Class A	15	7
Zhejiang Chint Electrics Co. Ltd. - Class A	3	12
Zhejiang Dahua Technology Co. Ltd. - Class A	5	8
Zhejiang Expressway Co. Ltd. - Class H	354	307
Zhejiang Huayou Cobalt Co. Ltd. - Class A	7	30
Zhejiang Longsheng Group Co. Ltd. - Class A	7	10
Zhejiang Semir Garment Co. Ltd. - Class A	4	5
Zhejiang Zhenneng Electric Power Co. Ltd. - Class A	143	99
Zhengzhou Yutong Bus Co. Ltd. - Class A	19	34
ZhongAn Online P&C Insurance Co. Ltd. (a) (b)	42	135
Zhongjin Gold Corp. Ltd. - Class A	68	84
Zhongsheng Group Holdings Ltd.	133	262
Zhuzhou CSR Times Electric Co. Ltd. - Class H	124	688
Zijin Mining Group Co. Ltd. - Class A	36	18
Zijin Mining Group Co. Ltd. - Class H	1,424	542
Zoomlion Heavy Industry Science & Technology Co. Ltd. - Class A	14	7
ZTE Corp. (a)	11	31
ZTE Corp. - Class H	179	340
		276,115
Colombia 0.3%
Bancolombia SA	59	553
Cementos Argos SA	110	237
Ecopetrol SA	1,108	903
Grupo Argos SA	66	343
Grupo de Inversiones Suramericana SA	55	541
Interconexion Electrica SA	99	424
		3,001
Czech Republic 0.2%
CEZ A/S (b)	40	946
Komercni Banka A/S	19	713
Moneta Money Bank A/S	76	246
		1,905
Egypt 0.1%
Commercial International Bank Egypt SAE	237	978
Eastern Tobacco Co.	172	156
El Sewedy Electric Co.	175	175
		1,309
Greece 0.2%
Alpha Bank AE (a)	296	375
Folli Follie SA (a) (c)	9	49
Hellenic Telecommunications Organization SA	50	544
JUMBO SA	26	374
Motor Oil Hellas Corinth Refineries SA	12	300
OPAP SA	53	464
Titan Cement Co. SA	10	231
		2,337
	Shares/Par[1]	Value ($)
Hong Kong 4.8%
Agricultural Bank of China Ltd. - Class H	6,665	2,917
ANTA Sports Products Ltd.	250	1,203
AviChina Industry & Technology Co. Ltd. - Class H	478	300
Beijing Enterprises Water Group Ltd.	1,242	640
CGN Power Co. Ltd.	2,346	556
China Cinda Asset Management Co. Ltd. - Class H	1,655	401
China Communication Services Corp. Ltd. - Class H	546	452
China Ding Yi Feng Holdings Ltd. (a)	208	559
China Everbright Bank Co. Ltd. - Class H	700	301
China Everbright International Ltd.	721	647
China Everbright Ltd.	232	411
China Evergrande Group (b)	581	1,719
China Galaxy Securities Co. Ltd. - Class H	805	364
China Gas Holdings Ltd.	387	1,378
China Jinmao Holdings Group Ltd.	1,120	500
China Medical System Holdings Ltd.	295	275
China Mengniu Dairy Co. Ltd.	608	1,884
China Merchants Bank Co. Ltd. - Class H	896	3,289
China Oilfield Services Ltd. - Class H	356	305
China Overseas Land & Investment Ltd.	856	2,942
China Power International Development Ltd.	1,092	248
China Resources Enterprise Ltd.	316	1,089
China Resources Gas Group Ltd.	206	814
China Resources Land Ltd.	629	2,405
China Resources Power Holdings Co. Ltd.	415	799
China State Construction International Holdings Ltd. (b)	444	354
China Taiping Insurance Holdings Co. Ltd.	370	1,010
China Unicom Hong Kong Ltd.	1,351	1,431
China Vanke Co. Ltd. - Class H	303	1,028
CITIC Pacific Ltd.	1,301	2,028
COSCO Shipping Ports Ltd.	354	348
CSPC Pharmaceutical Group Ltd.	1,038	1,479
GOME Retail Holdings Ltd. (a) (b)	2,451	203
Guangdong Investment Ltd.	678	1,310
Haier Electronics Group Co. Ltd.	268	658
Haitong Securities Co. Ltd. - Class H	717	686
Hanergy Thin Film Power Group Ltd. (a) (c)	3,098	842
HengTen Networks Group Ltd. (a) (b)	4,928	149
Hutchison China MediTech Ltd. - ADR (a) (b)	11	259
Kingboard Chemical Holdings Ltd.	153	409
Kingboard Laminates Holdings Ltd.	279	231
Kingdee International Software Group Co. Ltd. (b)	506	445
Kingsoft Corp Ltd.	151	217
Kunlun Energy Co. Ltd. (b)	716	758
Lenovo Group Ltd.	1,589	1,073
Longfor Properties Co. Ltd.	345	1,022
New China Life Insurance Co. Ltd. - Class H	193	768
Nine Dragons Paper Holdings Ltd.	306	283
People's Insurance Co. Group of China Ltd. - Class H	1,750	703
PICC Property & Casualty Co. Ltd. - Class H	1,529	1,561
Semiconductor Manufacturing International Corp. (a) (b)	655	571
Shanghai Electric Group Co. Ltd. - Class H	606	193
Shanghai Fosun Pharmaceutical Group Co. Ltd. - Class H	123	356
Shanghai Industrial Holdings Ltd.	74	149
Shimao Property Holdings Ltd.	264	703
Shui On Land Ltd.	939	209
Sino Biopharmaceutical	1,584	1,038
Sino-Ocean Group Holding Ltd.	745	328
Sinotrans Ltd. - Class H	249	108
Sinotruk Hong Kong Ltd.	160	242
SSY Group Ltd.	370	274
Sunny Optical Technology Group Co. Ltd.	157	1,399
Towngas China Co. Ltd.	248	184
Uni-President China Holdings Ltd.	335	291
Yuexiu Property Co. Ltd.	1,806	332
		52,030
Hungary 0.3%
MOL Hungarian Oil & Gas Plc	84	928
OTP Bank Plc	51	2,053

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

101

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Richter Gedeon Nyrt	33	647
		3,628
India 9.3%
Adani Ports & Special Economic Zone Ltd.	121	669
Ambuja Cements Ltd.	137	441
Ashok Leyland Ltd.	270	396
Asian Paints Ltd.	65	1,274
Aurobindo Pharma Ltd.	63	663
Avenue Supermarts Ltd. (a)	29	663
Axis Bank Ltd. (a)	407	3,619
Bajaj Auto Ltd.	17	674
Bajaj Finance Ltd.	40	1,506
Bajaj Finserv Ltd.	8	757
Bharat Forge Ltd.	50	363
Bharat Petroleum Corp. Ltd.	175	909
Bharti Airtel Ltd.	309	1,383
Bharti Infratel Ltd.	82	304
Bosch Ltd.	2	442
Britannia Industries Ltd.	14	604
Cadila Healthcare Ltd.	36	180
Cipla Ltd.	74	554
Coal India Ltd.	156	536
Container Corp. of India Ltd.	30	293
Dabur India Ltd.	115	707
Divi's Laboratories Ltd.	16	346
Dr. Reddy's Laboratories Ltd.	26	989
Eicher Motors Ltd.	3	1,022
GAIL India Ltd.	179	924
Glenmark Pharmaceuticals Ltd.	33	325
Godrej Consumer Products Ltd.	82	954
Grasim Industries Ltd.	77	912
Havells India Ltd.	57	561
HCL Technologies Ltd.	129	1,779
Hero Motocorp Ltd.	10	427
Hindalco Industries Ltd.	241	782
Hindustan Petroleum Corp. Ltd.	140	508
Hindustan Unilever Ltd.	148	3,847
Housing Development Finance Corp.	359	10,134
ICICI Bank Ltd.	542	2,794
Idea Cellular Ltd. (a)	434	235
Indiabulls Housing Finance Ltd.	63	773
Indian Oil Corp. Ltd.	338	665
Infosys Ltd.	791	7,470
InterGlobe Aviation Ltd.	22	369
ITC Ltd.	770	3,101
JSW Steel Ltd.	182	801
Larsen & Toubro Ltd.	109	2,247
LIC Housing Finances Ltd.	55	382
Lupin Ltd.	47	564
Mahindra & Mahindra Financial Services Ltd.	70	475
Mahindra & Mahindra Ltd.	170	1,955
Marico Ltd.	108	579
Maruti Suzuki India Ltd.	24	2,564
Motherson Sumi Systems Ltd.	220	526
Nestle India Ltd.	5	865
NTPC Ltd.	448	956
Oil & Natural Gas Corp. Ltd.	309	663
Page Industries Ltd.	1	406
Petronet LNG Ltd.	135	433
Pidilite Industries Ltd.	26	418
Piramal Healthcare Ltd.	19	652
Power Grid Corp. of India Ltd.	361	1,026
REC Ltd.	165	288
Reliance Industries Ltd.	643	10,308
Sesa Sterlite Ltd.	297	863
Shree Cement Ltd.	2	420
Shriram Transport Finance Co. Ltd.	33	594
State Bank of India (a)	402	1,704
Sun Pharmaceutical Industries Ltd.	188	1,161
Tata Consultancy Services Ltd.	204	5,531
Tata Motors Ltd. (a)	331	820
Tata Power Co. Ltd.	229	252
Tata Steel Ltd.	83	624
Tech Mahindra Ltd.	102	1,063
	Shares/Par[1]	Value ($)
Titan Industries Ltd.	71	949
Ultratech Cement Ltd.	22	1,282
United Phosphorus Ltd.	79	863
United Spirits Ltd. (a)	59	538
Wipro Ltd.	246	1,165
Yes Bank Ltd.	367	958
Zee Entertainment Enterprises Ltd.	115	785
		101,534
Indonesia 2.3%
Adaro Energy Tbk PT	3,502	296
Astra International Tbk PT	4,559	2,611
Bank Central Asia Tbk PT	2,231	4,035
Bank Danamon Indonesia Tbk PT - Class A	514	272
Bank Mandiri Persero Tbk PT	4,168	2,142
Bank Negara Indonesia Persero Tbk PT	1,697	1,039
Bank Rakyat Indonesia Persero Tbk PT	12,611	3,220
Bank Tabungan Negara Persero Tbk PT	994	176
Bumi Serpong Damai PT (a)	1,794	157
Charoen Pokphand Indonesia Tbk PT	1,734	879
Gudang Garam Tbk PT	98	570
Hanjaya Mandala Sampoerna Tbk PT	1,896	489
Indofood CBP Sukses Makmur Tbk PT	575	418
Indofood Sukses Makmur Tbk	1,062	550
Jasa Marga Persero Tbk PT	546	163
Kalbe Farma Tbk PT	4,356	460
Pakuwon Jati Tbk PT	4,175	180
Perusahaan Gas Negara PT	2,297	345
PT Indah Kiat Pulp & Paper Tbk	633	510
PT Indocement Tunggal Prakarsa Tbk	423	543
PT Pabrik Kertas Tjiwi Kimia Tbk	298	231
PT Tambang Batubara Bukit Asam Tbk	532	160
Semen Gresik Persero Tbk PT	662	530
Surya Citra Media Tbk PT	1,294	169
Telekomunikasi Indonesia Persero Tbk PT - Class B	11,441	3,011
Tower Bersama Infrastructure Tbk PT	469	117
Unilever Indonesia Tbk PT	346	1,103
United Tractors Tbk PT	382	728
		25,104
Luxembourg 0.0%
Reinet Investments SCA	31	472
Malaysia 2.4%
AirAsia Bhd	346	249
Alliance Financial Group Bhd	243	236
AMMB Holdings Bhd	407	427
Axiata Group Bhd	595	564
British American Tobacco Malaysia Bhd	33	289
CIMB Group Holdings Bhd	1,054	1,454
Dialog Group Bhd	842	632
DiGi.Com Bhd	707	769
Fraser & Neave Holdings Bhd	33	271
Gamuda Bhd	410	232
Genting Bhd	483	713
Genting Malaysia Bhd	680	497
Genting Plantations Bhd	46	110
HAP Seng Consolidated Bhd	161	384
Hartalega Holdings Bhd	288	427
Hong Leong Bank Bhd	142	700
Hong Leong Financial Group Bhd	57	257
IHH Healthcare Bhd	552	719
IJM Corp. Bhd	733	287
IOI Corp.	453	487
IOI Properties Group Sdn Bhd	426	158
Kuala Lumpur Kepong Bhd	83	498
Malayan Banking Bhd	863	1,983
Malaysia Airports Holdings Bhd	210	426
Maxis Bhd	550	710
MISC Bhd	258	417
Nestle Bhd	13	474
Petronas Chemicals Group Bhd	551	1,239
Petronas Dagangan Bhd	48	309
Petronas Gas Bhd	140	651
PPB Group Bhd	110	469
Press Metal Aluminium Holdings Bhd	319	373
Public Bank Bhd	666	3,989

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

102

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
QL Resources Bhd	76	125
RHB Bank Bhd	185	237
RHB Bank Bhd (a) (c)	123	—
Sime Darby Bhd	603	349
Sime Darby Plantation Bhd	511	587
Sime Darby Property Bhd	554	133
SP Setia Bhd	369	207
Telekom Malaysia Bhd	287	184
Tenaga Nasional Bhd	730	2,397
Top Glove Corp. Bhd	281	381
Westports Holdings Bhd	182	159
YTL Corp. Bhd	597	146
		26,305
Mexico 2.7%
Alfa SAB de CV - Class A	690	822
Alsea SAB de CV (b)	105	274
America Movil SAB de CV - Class L (b)	7,587	5,398
Arca Continental SAB de CV	100	560
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander - Class B	381	474
Cemex SAB de CV - Series A (a) (b)	3,250	1,571
Coca-Cola Femsa SAB de CV - Class L (b)	123	744
El Puerto de Liverpool SAB de CV - Class C-1 (b)	45	292
Fibra Uno Administracion SA de CV	759	845
Fomento Economico Mexicano SAB de CV (b)	442	3,796
Gruma SAB de CV - Class B	44	500
Grupo Aeroportuario del PacifiCo SAB de CV - Class B (b)	82	672
Grupo Aeroportuario del Sureste SAB de CV - Class B (b)	45	672
Grupo Bimbo SAB de CV - Class A (b)	398	793
Grupo Carso SAB de CV - Class A-1 (b)	105	375
Grupo Financiero Banorte SAB de CV - Class O	588	2,867
Grupo Financiero Inbursa SAB de CV - Class O (b)	527	760
Grupo Mexico SAB de CV - Class B	756	1,557
Industrias Penoles SAB de CV (b)	30	361
Infraestructura Energetica Nova SAB de CV - Class I	134	500
Kimberly-Clark de Mexico SAB de CV - Class A (b)	346	550
Megacable Holdings SAB de CV	46	205
Mexichem SAB de CV	224	569
Promotora y Operadora de Infraestructura SAB de CV	56	541
Southern Copper Corp.	21	635
Wal-Mart de Mexico SAB de CV	1,193	3,037
		29,370
Pakistan 0.0%
Habib Bank Ltd.	120	105
MCB Bank Ltd.	66	92
Oil & Gas Development Co. Ltd.	115	106
		303
Peru 0.4%
Cia de Minas Buenaventura SA - ADR	35	570
Credicorp Ltd.	15	3,422
		3,992
Philippines 1.1%
Aboitiz Equity Ventures Inc.	405	423
Aboitiz Power Corp.	377	252
Alliance Global Group Inc.	1,072	243
Ayala Corp.	56	961
Ayala Land Inc.	1,726	1,334
Bank of the Philippine Islands	153	274
BDO Unibank Inc.	466	1,160
DMCI Holdings Inc.	631	153
Globe Telecom Inc.	7	255
GT Capital Holdings Inc.	17	320
International Container Terminal Services Inc.	124	236
JG Summit Holdings Inc.	617	654
Jollibee Foods Corp.	102	565
Manila Electric Co.	47	337
Megaworld Corp.	2,817	255
Metro Pacific Investments Corp.	3,704	328
Metropolitan Bank & Trust Co.	271	418
PLDT Inc.	19	404
Robinsons Land Corp.	467	179
	Shares/Par[1]	Value ($)
Security Bank Corp.	55	162
SM Investments Corp.	56	983
SM Prime Holdings Inc.	2,235	1,523
Universal Robina Corp.	217	524
		11,943
Poland 1.2%
Alior Bank SA (a)	19	273
Bank Handlowy w Warszawie SA	7	133
Bank Millennium SA (a)	130	309
Bank Pekao SA	37	1,082
CCC SA	7	364
CD Projekt SA (a)	15	574
Cyfrowy Polsat SA (a)	48	287
Dino Polska SA (a)	11	290
Grupa Lotos SA	22	526
Jastrzebska Spolka Weglowa SA (a)	13	241
KGHM Polska Miedz SA (a)	30	705
LPP SA	—	641
mBank	4	412
PGE SA (a)	209	559
Polski Koncern Naftowy Orlen S.A.	66	1,911
Polskie Gornictwo Naftowe i Gazownictwo SA	360	665
Powszechna Kasa Oszczednosci Bank Polski SA	194	2,046
Powszechny Zaklad Ubezpieczen SA	133	1,560
Santander Bank Polska SA	8	780
Telekomunikacja Polska SA (a)	164	210
		13,568
Qatar 1.1%
Barwa Real Estate Co.	38	415
Commercial Bank of Qatar QSC	44	478
Ezdan Holding Group QSC (a)	185	658
Industries Qatar QSC	42	1,548
Masraf Al Rayan	87	993
Ooredoo QSC	18	377
Qatar Electricity & Water Co.	12	601
Qatar Insurance Co.	35	347
Qatar Islamic Bank SAQ	26	1,079
Qatar National Bank	102	5,424
		11,920
Romania 0.1%
NEPI Rockcastle Plc	84	657
Russian Federation 3.6%
Alrosa AO	571	813
Gazprom OAO	2,402	5,320
Inter RAO UES PJSC	7,085	397
Lukoil OAO	110	7,886
Magnit PJSC - GDR	81	1,028
Magnitogorsk Iron & Steel Works PJSC	536	333
MMC Norilsk Nickel OJSC	14	2,667
Mobile Telesystems PJSC - ADR	115	808
Moscow Exchange MICEX-RTS OAO	308	361
NovaTek PJSC - GDR	21	3,522
Novolipetsk Steel PJSC	268	610
Phosagro OAO - GDR	27	351
Polymetal International Plc	41	428
Polyus PJSC	6	472
Rosneft PJSC	264	1,647
Sberbank of Russia	2,428	6,569
Severstal PAO	44	601
Surgutneftegas OAO	1,493	580
Tatneft OAO	343	3,653
VTB Bank OJSC	726,485	355
X5 Retail Group NV - GDR	28	696
		39,097
Singapore 0.0%
BOC Aviation Ltd.	52	384
South Africa 6.1%
Absa Group Ltd.	160	1,801
Anglo American Platinum Ltd.	12	437
AngloGold Ashanti Ltd.	94	1,201
Aspen Pharmacare Holdings Ltd.	88	829
Bid Corp. Ltd.	77	1,410
Bidvest Group Ltd.	77	1,107

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

103

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Capitec Bank Holdings Ltd.	8	653
Clicks Group Ltd.	59	792
Discover Ltd.	82	907
Exxaro Resources Ltd.	53	508
FirstRand Ltd.	763	3,472
Fortress REIT Ltd. - Class A	249	315
Fortress REIT Ltd. - Class B	141	142
Foschini Group Ltd.	47	544
Gold Fields Ltd.	185	645
Growthpoint Properties Ltd.	690	1,117
Hyprop Investments Ltd.	55	309
Investec Ltd.	66	363
Kumba Iron Ore Ltd.	15	300
Liberty Holdings Ltd.	28	210
Life Healthcare Group Holdings Ltd.	312	576
MMI Holdings Ltd. (a)	228	271
Mondi Ltd.	25	529
Mr Price Group Ltd.	58	998
MTN Group Ltd.	383	2,367
Naspers Ltd. - Class N	99	19,727
Nedbank Group Ltd.	89	1,704
Netcare Ltd.	233	427
Old Mutual Ltd.	1,131	1,759
Pick n Pay Stores Ltd.	86	406
PSG Group Ltd.	31	529
Rand Merchant Investment Holdings Ltd.	167	422
Redefine Properties Ltd. (b)	1,310	880
Remgro Ltd.	116	1,574
Resilient REIT Ltd.	56	221
RMB Holdings Ltd.	161	884
Sanlam Ltd.	394	2,183
Sappi Ltd.	123	696
Sasol Ltd.	125	3,704
Shoprite Holdings Ltd.	96	1,274
Spar Group Ltd.	42	612
Standard Bank Group Ltd.	292	3,625
Telkom SA Ltd.	55	243
Tiger Brands Ltd.	37	701
Truworths International Ltd.	105	640
Vodacom Group Ltd. (b)	137	1,258
Woolworths Holdings Ltd.	226	866
		66,138
South Korea 13.0%
Amorepacific Corp.	7	1,333
AMOREPACIFIC Group	7	430
BGF Retail Co. Ltd.	2	316
BNK Financial Group Inc.	63	413
Celltrion Healthcare Co. Ltd. (a)	11	728
Celltrion Inc. (a)	19	3,723
Celltrion Pharm Inc. (a)	4	202
Cheil Worldwide Inc.	16	317
CJ CheilJedang Corp.	2	598
CJ Corp.	4	381
CJ Logistics Corp. (a)	1	217
CJ O Shopping Co. Ltd.	2	409
Coway Co. Ltd.	12	778
Daelim Industrial Co. Ltd.	7	651
Daewoo Engineering & Construction Co. Ltd. (a)	29	139
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	8	232
Daum Communications Corp.	10	965
DB Insurance Co. Ltd.	11	668
DGB Financial Group Inc.	39	287
Doosan Bobcat Inc.	9	243
E-Mart Co. Ltd.	5	779
Fila Korea Ltd.	11	509
GS Engineering & Construction Corp.	12	476
GS Holdings Corp.	10	456
GSretail Co. Ltd.	7	237
Hana Financial Group Inc.	68	2,212
Hankook Tire Co. Ltd.	16	568
Hanmi Pharm Co. Ltd.	1	579
Hanmi Science Co. Ltd.	3	221
Hanon Systems	41	395
Hanwha Chem Corp.	26	471
	Shares/Par[1]	Value ($)
Hanwha Corp.	11	301
HLB Inc. (a)	7	508
Honam Petrochemical Corp.	4	975
Hotel Shilla Co. Ltd.	7	487
Hyundai Department Store Co. Ltd.	3	231
Hyundai Development Co. (a)	6	266
Hyundai Engineering & Construction Co. Ltd.	18	859
Hyundai Glovis Co. Ltd.	4	500
Hyundai Heavy Industries Co. Ltd. (a)	8	953
Hyundai Heavy Industries Holdings Co. Ltd. (a)	2	640
Hyundai Marine & Fire Insurance Co. Ltd.	15	544
Hyundai Mobis	16	2,635
Hyundai Motor Co.	31	3,322
Hyundai Steel Co.	18	749
Industrial Bank of Korea	57	719
Kangwon Land Inc.	26	733
KB Financial Group Inc.	90	3,737
KCC Corp.	1	372
Kia Motors Corp.	62	1,862
Korea Aerospace Industries Ltd. (a)	16	453
Korea Electric Power Corp.	65	1,938
Korea Gas Corp. (a)	6	243
Korea Investment Holdings Co. Ltd.	9	459
Korea Life Insurance Co. Ltd.	61	229
Korea Zinc Co. Ltd.	2	709
Korean Air Lines Co. Ltd.	12	341
KT Corp. - ADR (b)	6	87
KT&G Corp.	26	2,407
Kumho Petro chemical Co. Ltd.	4	340
LG Chem Ltd.	10	3,220
LG Corp.	22	1,364
LG Display Co. Ltd.	53	851
LG Electronics Inc.	23	1,298
LG Household & Health Care Ltd.	2	2,050
LG Innotek Co. Ltd.	4	273
LG Uplus Corp.	27	425
Lotte Corp. (a)	5	239
Lotte Shopping Co. Ltd.	3	497
Medy-Tox Inc.	1	534
Mirae Asset Daewoo Co. Ltd.	87	506
NAVER Corp.	32	3,454
NCSoft Corp.	4	1,605
Netmarble Corp.	5	525
OCI Co. Ltd.	4	370
Orange Life Insurance Ltd.	6	149
Orion Corp.	5	531
Ottogi Corp.	—	201
Pearl Abyss Corp. (a)	1	248
POSCO	18	3,840
Posco Chemtech Co. Ltd.	5	285
Posco Daewoo Corp.	10	163
S1 Corp.	4	382
Samsung Biologics Co. Ltd. (a)	4	1,336
Samsung C&T Corp.	17	1,584
Samsung Card Co. Ltd.	8	244
Samsung Electro-Mechanics Co. Ltd. (b)	13	1,185
Samsung Electronics Co. Ltd.	1,082	37,491
Samsung Engineering Co. Ltd. (a)	35	551
Samsung Fire & Marine Insurance Co. Ltd.	7	1,649
Samsung Heavy Industries Co. Ltd. (a)	103	687
Samsung Life Insurance Co. Ltd.	16	1,177
Samsung SDI Co. Ltd.	12	2,431
Samsung SDS Co. Ltd.	8	1,398
Samsung Securities Co. Ltd.	13	364
Shinhan Financial Group Co. Ltd.	97	3,448
Shinsegae Co. Ltd.	2	405
SillaJen Inc. (a) (b)	13	886
SK C&C Co. Ltd.	7	1,686
SK Hynix Inc.	131	7,111
SK Innovation Co. Ltd.	15	2,357
SK Telecom Co. Ltd.	5	1,098
S-Oil Corp.	11	920
Stx Pan Ocean Co. Ltd. (a)	54	214
ViroMed Co. Ltd. (a)	3	696
Woori Bank	105	1,460

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

104

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Woori Investment & Securities Co. Ltd.	34	393
Yuhan Corp.	2	389
		141,702
Taiwan 11.3%
Acer Inc.	673	428
Advantech Co. Ltd.	87	592
AirTAC International Group	21	212
ASE Technology Holding Co. Ltd.	777	1,475
Asia Cement Corp.	487	538
Asustek Computer Inc.	152	997
AU Optronics Corp. (b)	1,970	789
Catcher Technology Co. Ltd.	144	1,049
Cathay Financial Holding Co. Ltd.	1,848	2,824
Chailease Holding Co. Ltd.	272	858
Chang Hwa Commercial Bank	1,211	676
Cheng Shin Rubber Industry Co. Ltd.	415	552
Chicony Electronics Co. Ltd.	124	252
Chimei Innolux Corp. (b)	2,016	637
China Airlines Ltd.	382	137
China Development Financial Holding Corp.	3,056	968
China Life Insurance Co. Ltd.	552	500
China Steel Corp.	2,854	2,253
Chinatrust Financial Holding Co. Ltd.	3,977	2,612
Chunghwa Telecom Co. Ltd.	872	3,199
Compal Electronics Inc.	918	521
Delta Electronics Inc.	476	2,007
E. Sun Financial Holding Co. Ltd.	2,164	1,417
Eclat Textile Co. Ltd.	42	477
Eva Airways Corp.	519	267
Evergreen Marine Corp Taiwan Ltd. (b)	507	196
Far Eastern New Century Corp.	777	705
Far EasTone Telecommunications Co. Ltd.	358	889
Feng Tay Enterprise Co. Ltd.	82	471
First Financial Holding Co. Ltd.	2,298	1,496
Formosa Chemicals & Fibre Corp.	783	2,671
Formosa Petrochemical Corp.	284	1,006
Formosa Plastics Corp.	1,002	3,288
Formosa Taffeta Co. Ltd.	185	208
Foxconn Technology Co. Ltd.	197	387
Fubon Financial Holding Co. Ltd.	1,494	2,286
Giant Manufacturing Co. Ltd.	70	329
Globalwafers Co. Ltd.	50	460
Highwealth Construction Corp.	174	255
Hiwin Technologies Corp.	51	370
Hon Hai Precision Industry Co. Ltd.	2,965	6,831
Hotai Motor Co. Ltd.	53	440
Hua Nan Financial Holdings Co. Ltd.	1,695	965
Inventec Co. Ltd.	500	358
Largan Precision Co. Ltd.	23	2,410
Lite-On Technology Corp.	427	563
MediaTek Inc.	334	2,486
Mega Financial Holdings Co. Ltd.	2,508	2,116
Micro-Star International Co. Ltd.	160	400
Nan Ya Plastics Corp.	1,148	2,815
Nanya Technology Corp.	230	414
Nien Made Enterprise Co. Ltd.	32	245
Novatek Microelectronics Corp.	117	541
Pegatron Corp.	426	712
Phison Electronics Corp.	30	222
Pou Chen Corp.	509	539
Powertech Technology Inc.	159	342
President Chain Store Corp.	132	1,333
Quanta Computer Inc.	613	1,052
Realtek Semiconductor Corp.	102	475
Ruentex Development Co. Ltd.	138	201
Ruentex Industries Ltd.	91	232
Shin Kong Financial Holding Co. Ltd.	2,406	702
SinoPac Financial Holdings Co. Ltd.	2,207	739
Standard Foods Corp.	80	129
Synnex Technology International Corp.	347	410
TaiMed Biologics Inc. (a)	39	211
Taishin Financial Holding Co. Ltd.	2,240	951
Taiwan Business Bank	822	277
Taiwan Cement Corp.	1,062	1,231
	Shares/Par[1]	Value ($)
Taiwan Cooperative Financial Holding	2,090	1,199
Taiwan High Speed Rail Corp.	432	428
Taiwan Mobile Co. Ltd.	369	1,277
Taiwan Semiconductor Manufacturing Co. Ltd.	5,540	40,583
Tatung Co. (a) (b)	405	341
Uni-President Enterprises Corp.	1,112	2,518
United Microelectronics Corp.	2,595	949
Vanguard International Semiconductor Corp.	210	406
Walsin Technology Corp. (b)	71	360
Win Semiconductors Corp. (b)	85	326
Winbond Electronics Corp.	711	315
Wistron Corp.	671	417
WPG Holdings Co. Ltd.	353	425
Yageo Corp. (b)	59	612
Yuanta Financial Holding Co. Ltd.	2,178	1,095
Zhen Ding Technology Holding Ltd.	77	200
		123,047
Thailand 2.4%
Advanced Info Service PCL - NVDR	249	1,321
Airports of Thailand PCL - NVDR	963	1,904
Bangkok Bank PCL - NVDR	50	314
Bangkok Bank PCL	8	50
Bangkok Dusit Medical Services PCL - NVDR	882	672
Bangkok Expressway & Metro PCL - NVDR	1,682	502
Banpu PCL	70	32
Banpu PCL - NVDR	405	185
Berli Jucker PCL - NVDR	279	436
BTS Group Holdings PCL	251	74
BTS Group Holdings PCL - NVDR	1,140	335
Bumrungrad Hospital PCL - NVDR	66	382
Bumrungrad Hospital PCL	8	48
Central Pattana PCL	33	77
Central Pattana PCL - NVDR	300	691
Charoen Pokphand Foods PCL	56	42
Charoen Pokphand Foods PCL - NVDR	777	587
CP ALL PCL - NVDR	1,127	2,388
Delta Electronics Thailand PCL - NVDR	127	270
Electricity Generating PCL - NVDR	27	206
Energy Absolute PCL - NVDR	293	385
Glow Energy PCL - NVDR	89	242
Gulf Energy Development PCL - NVDR	52	130
Gulf Energy Development PCL - Class F	19	48
Home Product Center PCL - NVDR	767	358
Home Product Center PCL	27	12
Indorama Ventures PCL	26	44
Indorama Ventures PCL - NVDR	388	650
IRPC PCL - NVDR	1,906	338
Kasikornbank PCL	134	760
Kasikornbank PCL - NVDR	267	1,525
Krung Thai Bank PCL - NVDR	786	464
Land & Houses Public Co. Ltd. - NVDR	712	216
Minor International PCL - NVDR	467	487
Muangthai Leasing PCL - NVDR	96	145
Muangthai Leasing PCL - Class F	29	43
PTT Exploration & Production PCL - NVDR	314	1,108
PTT Global Chemical PCL - NVDR	521	1,142
PTT PCL - NVDR	2,397	3,434
Robinson Public Co. - NVDR	104	204
Siam Cement PCL - NVDR	78	1,051
Siam Commercial Bank PCL - NVDR	426	1,753
Thai Oil PCL - NVDR	254	518
Thai Oil PCL	27	55
Thai Union Frozen Products PCL - NVDR	424	211
TMB Bank PCL - NVDR	1,685	114
True Corp. PCL - NVDR (b)	1,923	308
		26,261
Turkey 0.6%
Akbank T.A.S.	513	663
Anadolu Efes Biracilik Ve Malt Sanayii A/S	50	193
Arcelik A/S	57	170
Aselsan Elektronik Sanayi Ve Ticaret A/S - Class B	81	370
BIM Birlesik Magazalar A/S	44	728
Eregli Demir ve Celik Fabrikalari TAS	313	428
Ford Otomotiv Sanayi A/S	18	171

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

105

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Haci Omer Sabanci Holding A/S	196	278
KOC Holding A/S	147	392
Petkim Petrokimya Holding AS	197	187
TAV Havalimanlari Holding A/S	40	179
Tupras Turkiye Petrol Rafinerileri A/S	28	615
Turk Hava Yollari AO (a)	132	400
Turkcell Iletisim Hizmet A/S	247	566
Turkiye Garanti Bankasi A/S	539	811
Turkiye Halk Bankasi A/S	153	202
Turkiye Is Bankasi - Class C	365	312
Turkiye Sise ve Cam Fabrikalari A/S	68	73
		6,738
United Arab Emirates 0.7%
Abu Dhabi Commercial Bank PJSC	471	1,045
Aldar Properties PJSC	789	343
DAMAC Properties Dubai Co. PJSC	449	184
DP World Ltd.	39	656
Dubai Islamic Bank PJSC	337	458
Emaar Development PJSC	216	259
Emaar Malls Group PJSC	434	211
Emaar Properties PJSC	790	888
Emirates Telecommunications Group Co. PJSC	394	1,820
First Abu Dhabi Bank PJSC	604	2,321
		8,185
Total Common Stocks (cost $1,034,304)		1,037,449
PREFERRED STOCKS 4.0%
Brazil 2.9%
Banco Bradesco SA (f)	754	7,523
Braskem SA - Series A	37	455
Centrais Eletricas Brasileiras SA - Series B (a)	49	359
Cia Brasileira de Distribuicao Grupo Pao de Acucar	36	751
Cia Energetica de Minas Gerais	208	744
Gerdau SA	236	903
Itau Unibanco Holding SA (f)	1,097	10,045
Itausa - Investimentos Itau SA	1,001	3,120
Lojas Americanas SA (f)	170	863
Petroleo Brasileiro SA (f)	876	5,129
Telefonica Brasil SA	102	1,215
		31,107
Chile 0.1%
Embotelladora Andina SA - Series B	61	227
Sociedad Quimica y Minera de Chile SA - Series B	28	1,095
		1,322
Colombia 0.1%
Bancolombia SA	91	884
Grupo Aval Acciones y Valores	788	242
Grupo de Inversiones Suramericana SA	25	236
		1,362
Mexico 0.1%
Grupo Televisa SAB (b) (f)	544	1,368
Russian Federation 0.1%
AK Transneft OAO	—	259
Surgutneftegas OAO	1,574	894
		1,153
South Korea 0.7%
Amorepacific Corp.	2	209
Hyundai Motor Co.	5	333
Hyundai Motor Co.	8	574
LG Chem Ltd.	2	303
LG Household & Health Care Ltd.	1	309
Samsung Electronics Co. Ltd.	193	5,485
		7,213
Total Preferred Stocks (cost $39,334)		43,525
RIGHTS 0.0%
Taiwan 0.0%
Eva Airways Corp. (a) (e)	28	3
Total Rights (cost $0)		3
	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 2.0%
Investment Companies 0.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (g) (h)	7,971	7,971
Securities Lending Collateral 1.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (g) (h)	12,695	12,695
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (i) (j)	760	757
Total Short Term Investments (cost $21,423)		21,423
Total Investments 101.1% (cost $1,095,061)		1,102,400
Other Derivative Instruments (0.0)%		(51)
Other Assets and Liabilities, Net (1.1)%		(12,145)
Total Net Assets 100.0%		1,090,204

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)   Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f)   Convertible security.

(g)  Investment in affiliate.

(h)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(i)   All or a portion of the security is pledged or segregated as collateral.

(j)   The coupon rate represents the yield to maturity.

JNL/Mellon Capital Industrials Sector Fund
COMMON STOCKS 99.1%
Industrials 98.1%
3M Co.	7	1,366
AAON Inc.	1	18
AAR Corp.	—	14
ABM Industries Inc.	1	26
ACCO Brands Corp.	1	9
Actuant Corp. - Class A	1	16
Acuity Brands Inc.	1	57
Advanced Disposal Services Inc. (a)	1	18
Advanced Drainage Systems Inc.	—	11
AECOM (a)	2	52
Aegion Corp. (a)	—	6
Aerojet Rocketdyne Holdings Inc. (a)	1	30
Aerovironment Inc. (a)	—	18
AGCO Corp.	1	45
Air Lease Corp. - Class A	1	37
Air Transport Services Group Inc. (a)	—	4
Aircastle Ltd.	1	12
Alamo Group Inc.	—	9
Albany International Corp. - Class A	—	22
Allegiant Travel Co.	—	5
Allegion Plc	1	92
Allison Transmission Holdings Inc.	2	66
Altra Holdings Inc.	1	19
Amerco Inc.	—	36
American Airlines Group Inc.	1	44
American Woodmark Corp. (a)	—	10
AMETEK Inc.	3	192
AO Smith Corp. (b)	2	74
Apogee Enterprises Inc.	—	11
Applied Industrial Technologies Inc.	1	26

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

106

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
ArcBest Corp.	—	10
Arconic Inc.	5	89
Arcosa Inc. (a)	1	16
Argan Inc.	—	6
Armstrong Flooring Inc. (a)	—	4
Armstrong World Industries Inc.	1	32
Astec Industries Inc.	—	8
Astronics Corp. (a)	—	9
Atkore International Group Inc. (a)	1	11
Atlas Air Worldwide Holdings Inc. (a)	—	4
Avis Budget Group Inc. (a)	1	19
Axon Enterprise Inc. (a)	1	30
AZZ Inc.	—	12
Barnes Group Inc.	1	31
Barrett Business Services Inc.	—	5
Beacon Roofing Supply Inc. (a)	1	27
Blue Bird Corp. (a)	—	2
BMC Stock Holdings Inc. (a)	1	12
Boeing Co.	7	2,152
Brady Corp. - Class A	1	26
Briggs & Stratton Corp.	1	7
BrightView Holdings Inc. (a)	—	3
Brink's Co.	1	41
Builders FirstSource Inc. (a)	1	15
BWX Technologies Inc.	1	47
C.H. Robinson Worldwide Inc.	2	142
CAI International Inc. (a) (b)	—	5
Carlisle Cos. Inc.	1	74
Casella Waste Systems Inc. - Class A (a)	—	13
Caterpillar Inc.	7	923
CBIZ Inc. (a)	1	12
Chart Industries Inc. (a)	—	22
Cimpress NV (a)	—	30
Cintas Corp.	1	185
CIRCOR International Inc. (a) (b)	—	4
Civeo Corp. (a)	2	3
Clean Harbors Inc. (a)	1	33
Colfax Corp. (a)	1	22
Columbus Mckinnon Corp.	—	8
Comfort Systems USA Inc.	—	20
Continental Building Products Inc. (a)	—	11
Copart Inc. (a)	3	122
CoStar Group Inc. (a)	—	150
Covanta Holding Corp.	1	20
Covenant Transportation Group Inc. - Class A (a)	—	4
Crane Co.	1	42
CSW Industrials Inc. (a)	—	9
CSX Corp.	10	619
Cubic Corp.	—	19
Cummins Inc.	2	254
Curtiss-Wright Corp.	1	52
Daseke Inc. (a)	1	2
Deere & Co.	4	557
Delta Air Lines Inc.	2	106
Deluxe Corp.	1	23
DMC Global Inc. (b)	—	7
Donaldson Co. Inc.	2	69
Douglas Dynamics Inc.	—	10
Dover Corp.	2	128
Dun & Bradstreet Corp.	—	65
DXP Enterprises Inc. (a)	—	5
Dycom Industries Inc. (a)	—	21
Eaton Corp. Plc	5	363
Echo Global Logistics Inc. (a)	—	7
EMCOR Group Inc.	1	42
Emerson Electric Co.	8	459
Encore Wire Corp.	—	12
Energy Recovery Inc. (a) (b)	—	3
EnerSys Inc.	1	41
Engility Holdings Inc. (a)	—	7
Ennis Inc.	—	6
EnPro Industries Inc.	—	15
Equifax Inc.	1	137
ESCO Technologies Inc.	—	21
Essendant Inc.	—	5
	Shares/Par[1]	Value ($)
Esterline Technologies Corp. (a)	—	40
Evoqua Water Technologies Corp. (a) (b)	1	9
Expeditors International of Washington Inc.	2	145
Exponent Inc.	1	33
Fastenal Co.	4	183
Federal Signal Corp.	1	15
FedEx Corp.	3	495
Flowserve Corp.	2	61
Fluor Corp.	2	55
Forrester Research Inc.	—	5
Fortive Corp.	4	249
Fortune Brands Home & Security Inc.	2	66
Forward Air Corp.	—	20
Foundation Building Materials Inc. (a)	—	2
Franklin Electric Co. Inc.	1	21
FTI Consulting Inc. (a)	—	31
Gardner Denver Holdings Inc. (a)	2	33
Gates Industrial Corp. Plc (a) (b)	1	9
GATX Corp. (b)	—	31
Genco Shipping & Trading Ltd. (a)	—	1
Generac Holdings Inc. (a)	1	38
General Dynamics Corp.	3	484
General Electric Co.	106	804
Genesee & Wyoming Inc. - Class A (a)	1	54
Gibraltar Industries Inc. (a)	—	13
Global Brass & Copper Holdings Inc.	—	8
GMS Inc. (a)	—	6
Gorman-Rupp Co.	—	7
GP Strategies Corp. (a)	—	2
Graco Inc.	2	84
GrafTech International Ltd.	1	11
Granite Construction Inc.	1	23
Great Lakes Dredge & Dock Corp. (a)	1	5
Greenbrier Cos. Inc.	—	16
Griffon Corp.	—	5
H&E Equipment Services Inc.	—	7
Harris Corp.	1	193
Harsco Corp. (a)	1	20
Hawaiian Holdings Inc.	—	5
HD Supply Holdings Inc. (a)	2	80
Healthcare Services Group Inc. (b)	1	37
Heartland Express Inc.	1	10
HEICO Corp.	1	40
HEICO Corp. - Class A	1	58
Heidrick & Struggles International Inc.	—	7
Herc Holdings Inc. (a)	—	7
Heritage-Crystal Clean Inc. (a)	—	5
Herman Miller Inc.	1	22
Hertz Global Holdings Inc. (a) (b)	1	8
Hexcel Corp.	1	62
Hillenbrand Inc.	1	29
HNI Corp.	1	19
Honeywell International Inc.	9	1,199
HUB Group Inc. - Class A (a)	—	15
Hubbell Inc.	1	65
Huntington Ingalls Industries Inc.	1	100
Huron Consulting Group Inc. (a)	—	14
Hyster-Yale Materials Handling Inc. - Class A	—	6
ICF International Inc.	—	14
IDEX Corp.	1	118
Illinois Tool Works Inc.	4	467
Ingersoll-Rand Plc	3	277
InnerWorkings Inc. (a)	1	3
Insperity Inc.	—	44
Insteel Industries Inc.	—	5
Interface Inc.	1	10
ITT Inc.	1	52
Jacobs Engineering Group Inc.	2	90
JB Hunt Transport Services Inc.	1	100
JELD-WEN Holding Inc. (a) (b)	1	13
John Bean Technologies Corp.	—	28
Johnson Controls International Plc	11	335
Kadant Inc.	—	11
Kaman Corp.	—	16
Kansas City Southern	1	119

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

107

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
KAR Auction Services Inc.	2	77
KBR Inc.	2	26
Kelly Services Inc. - Class A	—	8
Kennametal Inc.	1	34
Keyw Holding Corp. (a)	1	4
Kforce Inc.	—	9
Kimball International Inc. - Class B	—	6
Kirby Corp. (a) (b)	—	12
Knight-Swift Transportation Holdings Inc. - Class A (b)	2	41
Knoll Inc.	1	10
Korn/Ferry International	1	26
Kratos Defense & Security Solutions Inc. (a)	1	15
L3 Technologies Inc.	1	166
Landstar System Inc.	1	48
Lennox International Inc.	—	98
Lincoln Electric Holdings Inc.	1	58
Lindsay Corp.	—	12
Lockheed Martin Corp.	3	820
LSC Communications Inc.	—	2
Lydall Inc. (a)	—	4
Macquarie Infrastructure Co. LLC (b)	1	37
Manitowoc Co. Inc. (a)	—	6
Manpower Inc.	1	52
Marten Transport Ltd.	1	8
Masco Corp.	4	110
Masonite International Corp. (a)	—	15
MasTec Inc. (a)	1	32
Matson Inc.	—	4
Matthews International Corp. - Class A	—	15
McGrath RentCorp	—	14
Mercury Systems Inc. (a)	1	28
Meritor Inc. (a)	1	17
Middleby Corp. (a)	1	70
Milacron Holdings Corp. (a)	1	10
Mistras Group Inc. (a)	—	4
Mobile Mini Inc.	1	18
Moog Inc. - Class A	—	31
MRC Global Inc. (a)	1	14
MSA Safety Inc.	—	43
MSC Industrial Direct Co. - Class A	1	44
Mueller Industries Inc.	1	15
Mueller Water Products Inc. - Class A	2	18
Multi-Color Corp.	—	6
MYR Group Inc. (a)	—	6
National Presto Industries Inc. (b)	—	7
Navigant Consulting Inc.	1	12
Navistar International Corp. (a)	1	13
NCI Building Systems Inc. (a)	1	4
Nexeo Solutions Inc. (a)	—	4
Nielsen Holdings Plc	4	102
NN Inc.	1	3
Nordson Corp.	1	76
Norfolk Southern Corp.	3	512
Northrop Grumman Systems Corp.	2	495
NOW Inc. (a) (b)	1	16
NV5 Holdings Inc. (a)	—	7
nVent Electric Plc	2	47
Old Dominion Freight Line Inc.	1	92
Omega Flex Inc.	—	2
Oshkosh Corp.	1	55
Owens Corning Inc.	1	59
PACCAR Inc.	4	246
Parker Hannifin Corp.	2	242
Park-Ohio Holdings Corp.	—	3
Patrick Industries Inc. (a)	—	9
Pentair Plc	2	77
PGT Innovations Inc. (a)	1	11
Pitney Bowes Inc.	2	14
Plug Power Inc. (a) (b)	3	3
Powell Industries Inc.	—	2
Primoris Services Corp.	1	10
Proto Labs Inc. (a)	—	36
Quad/Graphics Inc. - Class A (b)	—	5
Quanex Building Products Corp. (b)	—	6
	Shares/Par[1]	Value ($)
Quanta Services Inc. (a)	2	54
Raven Industries Inc.	—	16
Raytheon Co.	4	534
RBC Bearings Inc. (a)	—	39
Regal-Beloit Corp.	1	37
Republic Services Inc.	3	201
Resideo Technologies Inc. (a)	2	32
Resources Connection Inc.	—	5
REV Group Inc. (b)	—	2
Rexnord Corp. (a)	1	30
Robert Half International Inc.	2	86
Rockwell Automation Inc.	2	227
Rollins Inc.	2	65
Roper Industries Inc.	1	336
RR Donnelley & Sons Co.	1	4
Rush Enterprises Inc. - Class A	—	12
Rush Enterprises Inc. - Class B	—	3
Ryder System Inc.	1	32
Saia Inc. (a)	—	18
Sensata Technologies Holding Plc (a)	2	94
Simpson Manufacturing Co. Inc.	1	28
SiteOne Landscape Supply Inc. (a)	—	26
SkyWest Inc.	—	7
Snap-On Inc.	1	101
Southwest Airlines Co.	2	82
SP Plus Corp. (a)	—	9
Spartan Motors Inc.	1	4
Spirit Aerosystems Holdings Inc. - Class A	1	94
Spirit Airlines Inc. (a)	—	12
SPX Corp. (a)	—	13
SPX Flow Technology USA Inc. (a)	1	16
Standex International Corp.	—	11
Stanley Black & Decker Inc.	2	225
Steelcase Inc. - Class A	1	15
Stericycle Inc. (a)	1	39
Sun Hydraulics Corp.	—	11
Sunrun Inc. (a) (b)	1	11
Team Inc. (a) (b)	—	5
Teledyne Technologies Inc. (a)	—	92
Tennant Co.	—	10
Terex Corp. (b)	1	24
Tetra Tech Inc.	1	36
Textron Inc.	3	139
Thermon Group Holdings Inc. (a)	—	9
Timken Co.	1	32
Titan International Inc.	1	4
Titan Machinery Inc. (a)	—	3
Toro Co.	1	72
TPI Composites Inc. (a)	—	5
TransDigm Group Inc. (a)	1	197
TransUnion LLC	2	128
Trex Co. Inc. (a)	1	43
TriMas Corp. (a)	1	15
TriNet Group Inc. (a)	1	24
Trinity Industries Inc.	2	33
Triton International Ltd. - Class A	1	20
Triumph Group Inc. (b)	1	7
TrueBlue Inc. (a)	1	11
Tutor Perini Corp. (a)	1	8
UniFirst Corp.	—	26
Union Pacific Corp.	9	1,250
United Continental Holdings Inc. (a)	1	70
United Parcel Service Inc. - Class B	8	826
United Rentals Inc. (a)	1	104
United Technologies Corp.	10	1,066
Universal Forest Products Inc.	1	20
Universal Logistics Holdings Inc.	—	1
US Ecology Inc.	—	17
USG Corp.	1	47
Valmont Industries Inc.	—	31
Verisk Analytics Inc. (a)	2	209
Veritiv Corp. (a)	—	4
Viad Corp.	—	13
Vicor Corp. (a)	—	8
VSE Corp.	—	3

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

108

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Wabash National Corp.	1	9
WABCO Holdings Inc. (a)	1	70
Wabtec Corp.	1	74
WageWorks Inc. (a)	—	13
Waste Connections Inc.	3	242
Waste Management Inc.	5	466
Watsco Inc.	—	54
Watts Water Technologies Inc. - Class A	—	22
Welbilt Inc. (a)	2	18
Werner Enterprises Inc.	1	17
Wesco Aircraft Holdings Inc. (a)	1	5
WESCO International Inc. (a)	1	28
Willscot Corp. (a)	1	5
Woodward Governor Co.	1	50
WW Grainger Inc.	1	164
XPO Logistics Inc. (a)	2	89
Xylem Inc.	2	146
YRC Worldwide Inc. (a) (b)	1	2
		29,526
Information Technology 0.9%
ASGN Inc. (a)	1	35
IHS Markit Ltd. (a)	5	231
Systemax Inc.	—	3
		269
Materials 0.1%
Univar Inc. (a)	1	25
Utilities 0.0%
Vivint Solar Inc. (a) (b)	—	1
Total Common Stocks (cost $35,328)		29,821
INVESTMENT COMPANIES 0.2%
Vanguard Industrials ETF	1	66
Total Investment Companies (cost $65)		66
SHORT TERM INVESTMENTS 1.9%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	183	183
Securities Lending Collateral 1.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	355	355
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	19	19
Total Short Term Investments (cost $557)		557
Total Investments 101.2% (cost $35,950)		30,444
Other Derivative Instruments 0.0%		2
Other Assets and Liabilities, Net (1.2)%		(359)
Total Net Assets 100.0%		30,087

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e)   All or a portion of the security is pledged or segregated as collateral.

(f)  The coupon rate represents the yield to maturity.

JNL/Mellon Capital Materials Sector Fund
COMMON STOCKS 99.2%
Materials 99.2%
AdvanSix Inc. (a)	1	17
AgroFresh Solutions Inc. (a) (b)	1	3
Air Products & Chemicals Inc.	5	769
AK Steel Holding Corp. (a) (b)	7	16
Albemarle Corp. (b)	2	183
Alcoa Corp. (a)	4	108
Allegheny Technologies Inc. (a)	3	59
American Vanguard Corp.	1	9
Amyris Inc. (a) (b)	1	3
AptarGroup Inc.	1	128
Ashland Global Holdings Inc.	1	97
Avery Dennison Corp.	2	172
Axalta Coating Systems Ltd. (a)	5	111
	Shares/Par[1]	Value ($)
Balchem Corp. (b)	1	55
Ball Corp.	7	329
Bemis Co. Inc.	2	91
Berry Global Group Inc. (a)	3	137
Boise Cascade Co.	1	20
Cabot Corp.	1	59
Carpenter Technology Corp.	1	37
Celanese Corp. - Class A	3	266
Century Aluminum Co. (a)	1	9
CF Industries Holdings Inc. (b)	5	222
Chase Corp.	—	17
Chemours Co.	4	109
Clearwater Paper Corp. (a)	—	9
Cleveland-Cliffs Inc. (b)	6	49
Coeur d'Alene Mines Corp. (a)	4	17
Commercial Metals Co.	3	41
Compass Minerals International Inc.	1	31
Crown Holdings Inc. (a)	3	123
Domtar Corp.	1	48
DowDuPont Inc.	51	2,702
Eagle Materials Inc.	1	63
Eastman Chemical Co.	3	226
Ecolab Inc.	6	840
Ferro Corp. (a)	2	27
FMC Corp.	3	218
Freeport-McMoRan Inc. - Class B (b)	30	311
FutureFuel Corp.	1	11
GCP Applied Technologies Inc. (a)	2	37
Graphic Packaging Holding Co. (b)	7	72
Greif Inc. - Class A	1	20
Greif Inc. - Class B	—	5
Hawkins Inc.	—	9
Haynes International Inc.	—	8
HB Fuller Co.	1	49
Hecla Mining Co. (b)	11	26
Huntsman Corp.	5	90
Ingevity Corp. (a)	1	77
Innophos Holdings Inc.	—	10
Innospec Inc.	1	33
International Flavors & Fragrances Inc. (b)	2	251
International Paper Co.	9	343
Intrepid Potash Inc. (a)	2	6
Kaiser Aluminum Corp.	—	32
Koppers Holdings Inc. (a)	—	8
Kraton Corp. (a)	1	14
Kronos Worldwide Inc.	—	5
Linde Plc	12	1,882
Louisiana-Pacific Corp.	3	69
LyondellBasell Industries NV - Class A	7	603
Martin Marietta Materials Inc.	1	237
Materion Corp.	—	20
McEwen Mining Inc. (b)	6	10
Mercer International Inc.	1	10
Minerals Technologies Inc.	1	40
Mosaic Co. (b)	8	234
Myers Industries Inc.	1	9
Neenah Inc.	—	22
NewMarket Corp.	—	82
Newmont Mining Corp.	12	405
Nucor Corp.	7	359
Olin Corp.	4	73
Omnova Solutions Inc. (a)	1	7
Owens-Illinois Inc. (a)	3	60
P.H. Glatfelter Co.	1	10
Packaging Corp. of America	2	173
Platform Specialty Products Corp. (a) (b)	5	52
PolyOne Corp.	2	50
PPG Industries Inc.	5	542
PQ Group Holdings Inc. (a)	1	12
Quaker Chemical Corp.	—	51
Rayonier Advanced Materials Inc. (b)	1	11
Reliance Steel & Aluminum Co.	2	112
Resolute Forest Products Inc.	1	10
Royal Gold Inc.	1	123
RPM International Inc.	3	172

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

109

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Ryerson Holding Corp. (a)	—	3
Schnitzer Steel Industries Inc. - Class A	1	12
Schweitzer-Mauduit International Inc.	1	18
Scotts Miracle-Gro Co. - Class A	1	55
Sealed Air Corp. (b)	3	121
Sensient Technologies Corp.	1	51
Sherwin-Williams Co.	2	725
Silgan Holdings Inc.	2	41
Sonoco Products Co.	2	115
Steel Dynamics Inc.	5	154
Stepan Co.	—	32
Summit Materials Inc. - Class A (a) (b)	2	30
SunCoke Energy Inc. (a)	1	11
TimkenSteel Corp. (a) (b)	1	8
Tredegar Corp.	1	9
Trinseo SA	1	43
Tronox Ltd. - Class A	2	15
United States Lime & Minerals Inc.	—	4
United States Steel Corp. (b)	4	70
US Concrete Inc. (a) (b)	—	12
Valvoline Inc.	4	80
Venator Materials Plc (a)	1	6
Verso Corp. - Class A (a)	1	18
Vulcan Materials Co.	3	286
Warrior Met Coal Inc.	1	21
Westlake Chemical Corp.	1	56
WestRock Co.	6	211
Worthington Industries Inc.	1	35
WR Grace & Co.	1	86
Total Common Stocks (cost $20,107)		16,605
RIGHTS 0.0%
A. Schulman Inc. (a) (c)	1	1
Total Rights (cost $0)		1
INVESTMENT COMPANIES 0.1%
Vanguard Materials ETF	—	15
Total Investment Companies (cost $14)		15
SHORT TERM INVESTMENTS 9.6%
Investment Companies 0.4%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	59	59
Securities Lending Collateral 9.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (d) (e)	1,540	1,540
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (f) (g)	8	8
Total Short Term Investments (cost $1,607)		1,607
Total Investments 108.9% (cost $21,728)		18,228
Other Derivative Instruments 0.0%		1
Other Assets and Liabilities, Net (8.9)%		(1,493)
Total Net Assets 100.0%		16,736

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   Investment in affiliate.

(e)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(f)   All or a portion of the security is pledged or segregated as collateral.

(g)  The coupon rate represents the yield to maturity.

JNL/Mellon Capital Real Estate Sector Fund
COMMON STOCKS 98.4%
Real Estate 98.4%
Acadia Realty Trust	4	92
Agree Realty Corp.	1	88
Alexander & Baldwin Inc.	3	59
	Shares/Par[1]	Value ($)
Alexander's Inc.	—	35
Alexandria Real Estate Equities Inc.	5	572
Altisource Portfolio Solutions SA (a) (b)	—	11
American Assets Trust Inc.	2	61
American Campus Communities Inc.	6	264
American Finance Trust Inc. - Class A (b)	3	34
American Homes For Rent - Class A	12	248
American Tower Corp.	21	3,266
Americold Realty Trust (b)	4	114
Apartment Investment & Management Co. - Class A	7	321
Apple Hospitality REIT Inc.	10	147
Armada Hoffler Properties Inc.	2	31
Ashford Hospitality Trust Inc.	5	18
AvalonBay Communities Inc.	6	1,125
Boston Properties Inc.	7	815
Braemar Hotels & Resorts Inc.	1	11
Brandywine Realty Trust	8	107
Brixmor Property Group Inc.	14	209
Brookfield Property REIT Inc. - Class A	8	121
Camden Property Trust	4	380
CareTrust REIT Inc.	4	70
CatchMark Timber Trust Inc. - Class A	2	18
CBL & Associates Properties Inc. (b)	8	16
CBRE Group Inc. - Class A (a)	15	607
Cedar Realty Trust Inc.	4	12
Chatham Lodging Trust	2	38
Chesapeake Lodging Trust	3	69
Colony Capital Inc. - Class A	22	101
Columbia Property Trust Inc.	5	106
Community Healthcare Trust Inc.	1	24
CoreCivic Inc.	6	98
CorePoint Lodging Inc.	2	26
Coresite Realty Corp.	2	141
Corporate Office Properties Trust	5	101
Cousins Properties Inc.	20	156
Crown Castle International Corp.	19	2,111
CubeSmart	9	248
Cushman & Wakefield Plc (a)	2	35
CyrusOne Inc. (b)	5	244
DiamondRock Hospitality Co.	10	87
Digital Realty Trust Inc.	10	1,027
Douglas Emmett Inc.	8	256
Duke Realty Corp.	17	435
Easterly Government Properties Inc.	3	45
EastGroup Properties Inc.	2	154
Empire State Realty Trust Inc. - Class A	7	94
EPR Properties	3	224
Equinix Inc.	4	1,311
Equity Commonwealth	6	171
Equity Lifestyle Properties Inc.	4	383
Equity Residential Properties Inc.	17	1,137
Essential Properties Realty Trust Inc.	2	25
Essex Property Trust Inc.	3	758
eXp World Holdings Inc. (a) (b)	1	7
Extra Space Storage Inc.	6	538
Federal Realty Investment Trust (b)	3	406
First Industrial Realty Trust Inc.	6	171
Five Point Holdings LLC - Class A (a) (b)	3	20
Forestar Group Inc. (a)	—	6
Four Corners Property Trust Inc.	3	82
Franklin Street Properties Corp.	5	34
Front Yard Residential Corp.	2	21
FRP Holdings Inc. (a)	—	13
Gaming and Leisure Properties Inc.	9	305
Geo Group Inc.	6	113
Getty Realty Corp.	2	46
Gladstone Commercial Corp.	1	24
Global Net Lease Inc.	3	59
Government Properties Income Trust (b)	5	32
Hannon Armstrong Sustainable Infrastructure Capital Inc.	3	51
HCP Inc.	22	616
Healthcare Realty Trust Inc.	6	167
Healthcare Trust of America Inc. - Class A	10	247
Hersha Hospitality Trust	2	34

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

110

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
HFF Inc. - Class A	2	58
Highwoods Properties Inc.	5	188
Hospitality Properties Trust	8	184
Host Hotels & Resorts Inc.	35	581
Howard Hughes Corp. (a)	2	188
Hudson Pacific Properties Inc.	7	214
Independence Realty Trust Inc.	4	36
Industrial Logistics Properties Trust (b)	3	61
InfraREIT Inc.	2	42
Investors Real Estate Trust	1	29
Invitation Homes Inc.	15	292
Iron Mountain Inc.	13	410
iStar Inc.	3	32
JBG Smith Properties	5	187
Jones Lang LaSalle Inc.	2	268
Kennedy-Wilson Holdings Inc.	6	111
Kilroy Realty Corp.	5	294
Kimco Realty Corp.	20	287
Kite Realty Group Trust	4	55
Lamar Advertising Co. - Class A	4	272
Lexington Realty Trust	10	85
Liberty Property Trust	7	288
Life Storage Inc.	2	204
LTC Properties Inc.	2	77
Macerich Co.	5	215
Mack-Cali Realty Corp.	4	83
Marcus & Millichap Inc. (a)	1	34
Medical Properties Trust Inc.	17	273
MGM Growth Properties LLC - Class A	3	87
Mid-America Apartment Communities Inc.	5	512
Monmouth Real Estate Investment Corp. - Class A	4	50
National Health Investors Inc.	2	150
National Retail Properties Inc.	7	354
National Storage Affiliates Trust	3	70
New Senior Investment Group Inc.	4	17
Newmark Group Inc. - Class A	6	47
Nexpoint Residential Trust Inc.	1	29
NorthStar Realty Europe Corp.	2	29
Omega Healthcare Investors Inc.	9	328
One Liberty Properties Inc.	1	15
Outfront Media Inc.	7	118
Paramount Group Inc.	10	128
Park Hotels & Resorts Inc.	9	246
Pebblebrook Hotel Trust	6	172
Pennsylvania REIT (b)	3	19
Physicians Realty Trust	9	137
Piedmont Office Realty Trust Inc. - Class A	6	101
PotlatchDeltic Corp.	3	96
Preferred Apartment Communities Inc. (b)	2	28
ProLogis Inc.	29	1,728
PS Business Parks Inc.	1	126
Public Storage	7	1,484
QTS Realty Trust Inc. - Class A	2	88
Rayonier Inc.	6	168
RE/MAX Holdings Inc. - Class A	1	23
Realogy Holdings Corp. (b)	6	84
Realty Income Corp.	14	856
Redfin Corp. (a) (b)	2	34
Regency Centers Corp.	7	417
Retail Opportunity Investments Corp.	5	86
Retail Properties of America Inc. - Class A	10	112
Retail Value Inc. (a)	1	19
Rexford Industrial Realty Inc.	4	126
RLJ Lodging Trust	8	135
RMR Group Inc. - Class A	—	14
RPT Realty	4	44
Ryman Hospitality Properties	2	145
Sabra Healthcare REIT Inc.	8	138
Saul Centers Inc.	1	30
SBA Communications Corp. (a)	5	870
Select Income REIT	4	31
Senior Housing Properties Trust	11	131
Seritage Growth Properties - Class A (b)	2	52
Simon Property Group Inc.	14	2,433
SITE Centers Corp.	7	83
	Shares/Par[1]	Value ($)
SL Green Realty Corp.	4	319
Spirit MTA REIT	2	12
Spirit Realty Capital Inc.	4	142
St. Joe Co. (a)	2	25
STAG Industrial Inc.	5	122
STORE Capital Corp.	9	244
Summit Hotel Properties Inc.	5	46
Sun Communities Inc.	4	384
Sunstone Hotel Investors Inc.	11	139
Tanger Factory Outlet Centers Inc. (b)	4	88
Taubman Centers Inc.	3	130
Tejon Ranch Co. (a)	1	15
Terreno Realty Corp	3	95
Tier REIT Inc.	2	47
UDR Inc.	13	498
UMH Properties Inc.	2	18
Uniti Group Inc. (b)	8	122
Universal Health Realty Income Trust	1	37
Urban Edge Properties	5	90
Urstadt Biddle Properties Inc. - Class A	1	26
Ventas Inc. (b)	17	977
Vereit Inc.	45	322
VICI Properties Inc.	17	323
Vornado Realty Trust	8	499
Washington Prime Group Inc. (b)	9	43
Washington REIT	4	84
Weingarten Realty Investors	6	142
Welltower Inc.	17	1,208
Weyerhaeuser Co.	36	777
Whitestone REIT	2	21
WP Carey Inc. (b)	8	495
Xenia Hotels & Resorts Inc.	5	91
Total Common Stocks (cost $49,229)		46,268
INVESTMENT COMPANIES 0.1%
Fidelity MSCI Real Estate Index ETF	3	70
Total Investment Companies (cost $70)		70
SHORT TERM INVESTMENTS 4.7%
Investment Companies 0.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	435	435
Securities Lending Collateral 3.7%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	1,743	1,743
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	20	20
Total Short Term Investments (cost $2,198)		2,198
Total Investments 103.2% (cost $51,497)		48,536
Other Assets and Liabilities, Net (3.2)%		(1,498)
Total Net Assets 100.0%		47,038

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e)   All or a portion of the security is pledged or segregated as collateral.

(f)  The coupon rate represents the yield to maturity.

JNL/Mellon Capital S&P 500 Index Fund
COMMON STOCKS 98.0%
Communication Services 10.0%
Activision Blizzard Inc.	252	11,715
Alphabet Inc. - Class A (a)	99	103,443
Alphabet Inc. - Class C (a) (b)	102	105,497
AT&T Inc. (b)	2,410	68,776
CBS Corp. - Class B	109	4,765
CenturyLink Inc. (b)	315	4,775
Charter Communications Inc. - Class A (a)	59	16,682
Comcast Corp. - Class A	1,505	51,231
Discovery Inc. - Class A (a) (b)	55	1,358
Discovery Inc. - Class C (a)	115	2,660
DISH Network Corp. - Class A (a) (b)	75	1,877

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

111

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Electronic Arts Inc. (a)	100	7,872
Facebook Inc. - Class A (a)	795	104,279
Interpublic Group of Cos. Inc. (b)	127	2,626
Netflix Inc. (a) (b)	144	38,648
News Corp. - Class A	116	1,315
News Corp. - Class B (b)	37	432
Omnicom Group Inc. (b)	72	5,292
Take-Two Interactive Software Inc. (a) (b)	39	3,990
TripAdvisor Inc. (a)	37	1,981
Twenty-First Century Fox Inc. - Class A	348	16,735
Twenty-First Century Fox Inc. - Class B	159	7,603
Twitter Inc. (a) (b)	235	6,758
VeriSign Inc. (a)	35	5,196
Verizon Communications Inc. (b)	1,368	76,917
Viacom Inc. - Class B	115	2,964
Walt Disney Co. (b)	493	54,048
		709,435
Consumer Discretionary 9.8%
Advance Auto Parts Inc.	24	3,813
Amazon.com Inc. (a) (b)	136	204,265
Aptiv Plc (b)	86	5,279
AutoZone Inc. (a)	9	7,170
Best Buy Co. Inc. (b)	79	4,166
Booking Holdings Inc. (a)	15	26,422
BorgWarner Inc. (b)	68	2,371
Carmax Inc. (a) (b)	56	3,523
Carnival Plc (b)	131	6,479
Chipotle Mexican Grill Inc. (a) (b)	8	3,546
D.R. Horton Inc.	109	3,785
Darden Restaurants Inc.	40	4,027
Dollar General Corp. (b)	87	9,379
Dollar Tree Inc. (a) (b)	79	7,136
eBay Inc. (a)	309	8,668
Expedia Group Inc. (b)	40	4,544
Foot Locker Inc. (b)	40	2,120
Ford Motor Co. (b)	1,297	9,925
Gap Inc. (b)	74	1,905
Garmin Ltd.	39	2,497
General Motors Co.	429	14,350
Genuine Parts Co.	49	4,719
Goodyear Tire & Rubber Co.	81	1,658
H&R Block Inc. (b)	70	1,768
HanesBrands Inc. (b)	122	1,526
Harley-Davidson Inc.	57	1,950
Hasbro Inc. (b)	37	3,000
Hilton Worldwide Holdings Inc.	97	6,991
Home Depot Inc. (b)	374	64,260
Kohl's Corp. (b)	56	3,733
Leggett & Platt Inc. (b)	40	1,420
Lennar Corp. - Class A (b)	95	3,734
Limited Brands Inc. (b)	75	1,930
LKQ Corp. (a) (b)	104	2,465
Lowe's Cos. Inc.	268	24,712
Macy's Inc.	104	3,098
Marriott International Inc. - Class A (b)	94	10,248
Mattel Inc. (a) (b)	110	1,103
McDonald's Corp. (b)	255	45,341
MGM Resorts International (b)	167	4,052
Michael Kors Holdings Ltd. (a)	47	1,780
Mohawk Industries Inc. (a) (b)	21	2,495
Newell Brands Inc. (b)	143	2,663
Nike Inc. - Class B	422	31,264
Nordstrom Inc. (b)	36	1,668
Norwegian Cruise Line Holdings Ltd. (a)	70	2,950
O'Reilly Automotive Inc. (a)	26	9,100
Pulte Homes Inc.	91	2,371
PVH Corp.	25	2,366
Ralph Lauren Corp. - Class A	19	1,971
Ross Stores Inc.	123	10,240
Royal Caribbean Cruises Ltd.	57	5,534
Starbucks Corp.	413	26,588
Tapestry Inc.	95	3,193
Target Corp. (b)	173	11,459
Tiffany & Co. (b)	36	2,863
	Shares/Par[1]	Value ($)
TJX Cos. Inc.	413	18,493
Tractor Supply Co.	41	3,395
Ulta Beauty Inc. (a) (b)	19	4,638
Under Armour Inc. - Class A (a) (b)	64	1,139
Under Armour Inc. - Class C (a) (b)	65	1,049
VF Corp.	106	7,590
Whirlpool Corp.	22	2,333
Wynn Resorts Ltd.	32	3,156
Yum! Brands Inc.	105	9,624
		693,000
Consumer Staples 7.2%
Altria Group Inc.	621	30,651
Archer-Daniels-Midland Co.	181	7,423
Brown-Forman Corp. - Class B	57	2,704
Campbell Soup Co. (b)	59	1,961
Church & Dwight Co. Inc. (b)	82	5,367
Clorox Co. (b)	43	6,616
Coca-Cola Co.	1,268	60,060
Colgate-Palmolive Co.	287	17,093
ConAgra Brands Inc.	156	3,331
Constellation Brands Inc. - Class A	55	8,783
Costco Wholesale Corp.	145	29,476
Coty Inc. - Class A (b)	143	938
Estee Lauder Cos. Inc. - Class A	74	9,678
General Mills Inc. (b)	198	7,710
Hershey Co.	47	5,006
Hormel Foods Corp. (b)	91	3,875
JM Smucker Co.	38	3,548
Kellogg Co. (b)	85	4,822
Kimberly-Clark Corp.	114	12,941
Kraft Heinz Foods Co.	203	8,748
Kroger Co. (b)	262	7,193
Lamb Weston Holdings Inc.	48	3,567
McCormick & Co. Inc. (b)	40	5,628
Molson Coors Brewing Co. - Class B (b)	62	3,502
Mondelez International Inc. - Class A (b)	480	19,213
Monster Beverage Corp. (a) (b)	133	6,565
PepsiCo Inc. (b)	467	51,636
Philip Morris International Inc.	515	34,363
Procter & Gamble Co.	825	75,827
Sysco Corp.	156	9,761
Tyson Foods Inc. - Class A	95	5,069
Walgreens Boots Alliance Inc.	266	18,188
Walmart Inc.	471	43,881
		515,124
Energy 5.2%
Anadarko Petroleum Corp.	167	7,339
Apache Corp. (b)	127	3,336
Baker Hughes a GE Co. LLC - Class A (b)	165	3,551
Cabot Oil & Gas Corp.	141	3,157
Chevron Corp.	633	68,829
Cimarex Energy Co. (b)	31	1,909
Concho Resources Inc. (a) (b)	65	6,726
ConocoPhillips Co.	381	23,747
Devon Energy Corp.	168	3,791
Diamondback Energy Inc.	51	4,734
EOG Resources Inc. (b)	191	16,653
Exxon Mobil Corp.	1,402	95,592
Halliburton Co. (b)	292	7,761
Helmerich & Payne Inc.	37	1,779
Hess Corp. (b)	84	3,393
HollyFrontier Corp.	53	2,730
Kinder Morgan Inc. (b)	617	9,484
Marathon Oil Corp.	284	4,073
Marathon Petroleum Corp.	229	13,498
National Oilwell Varco Inc. (b)	125	3,225
Newfield Exploration Co. (a) (b)	71	1,036
Noble Energy Inc. (b)	154	2,886
Occidental Petroleum Corp.	253	15,518
ONEOK Inc. (b)	133	7,186
Phillips 66 (b)	140	12,037
Pioneer Natural Resources Co.	57	7,486
Schlumberger Ltd.	456	16,458
TechnipFMC Plc (b)	137	2,689

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

112

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Valero Energy Corp.	140	10,508
Williams Cos. Inc.	396	8,725
		369,836
Financials 13.1%
Affiliated Managers Group Inc. (b)	17	1,636
Aflac Inc. (b)	252	11,466
Allstate Corp.	114	9,440
American Express Co.	232	22,153
American International Group Inc. (b)	292	11,506
Ameriprise Financial Inc. (b)	46	4,844
Aon Plc - Class A	79	11,553
Arthur J Gallagher & Co. (b)	60	4,400
Assurant Inc. (b)	17	1,560
Bank of America Corp. (b)	3,022	74,465
Bank of New York Mellon Corp. (c)	303	14,241
BB&T Corp. (b)	254	10,983
Berkshire Hathaway Inc. - Class B (a) (b)	644	131,520
BlackRock Inc.	40	15,763
Brighthouse Financial Inc. (a) (b)	41	1,242
Capital One Financial Corp.	158	11,959
CBOE Global Markets Inc.	38	3,698
Charles Schwab Corp.	397	16,468
Chubb Ltd.	152	19,580
Cincinnati Financial Corp. (b)	49	3,828
Citigroup Inc.	809	42,096
Citizens Financial Group Inc.	162	4,807
CME Group Inc. (b)	118	22,285
Comerica Inc.	55	3,762
Discover Financial Services	113	6,667
E*TRADE Financial Corp. (b)	89	3,899
Everest Re Group Ltd. (b)	14	3,012
Fifth Third Bancorp (b)	220	5,177
First Republic Bank	54	4,710
Franklin Resources Inc. (b)	105	3,105
Goldman Sachs Group Inc.	116	19,325
Hartford Financial Services Group Inc.	115	5,103
Huntington Bancshares Inc. (b)	369	4,395
Intercontinental Exchange Inc.	188	14,189
Invesco Ltd. (b)	134	2,236
Jefferies Financial Group Inc.	104	1,809
JPMorgan Chase & Co. (b)	1,101	107,487
KeyCorp (b)	341	5,045
Lincoln National Corp.	69	3,562
Loews Corp.	91	4,132
M&T Bank Corp.	47	6,732
Marsh & McLennan Cos. Inc.	165	13,158
MetLife Inc.	331	13,575
Moody's Corp. (b)	56	7,781
Morgan Stanley	435	17,232
MSCI Inc. (b)	28	4,173
NASDAQ Inc. (b)	37	2,999
Northern Trust Corp. (b)	73	6,098
People's United Financial Inc. (b)	127	1,838
PNC Financial Services Group Inc.	153	17,862
Principal Financial Group Inc. (b)	89	3,951
Progressive Corp.	193	11,651
Prudential Financial Inc.	137	11,138
Raymond James Financial Inc. (b)	44	3,279
Regions Financial Corp.	361	4,828
S&P Global Inc.	83	14,105
State Street Corp.	124	7,823
SunTrust Banks Inc.	151	7,620
SVB Financial Group (a) (b)	18	3,386
Synchrony Financial	224	5,250
T. Rowe Price Group Inc. (b)	81	7,463
Torchmark Corp.	36	2,689
Travelers Cos. Inc.	88	10,520
U.S. Bancorp	502	22,925
Unum Group	74	2,187
Wells Fargo & Co.	1,403	64,639
Willis Towers Watson Plc (b)	42	6,425
Zions Bancorp (b)	67	2,723
		933,158
	Shares/Par[1]	Value ($)
Health Care 15.2%
Abbott Laboratories	582	42,063
AbbVie Inc. (b)	498	45,952
Abiomed Inc. (a)	15	4,844
Agilent Technologies Inc. (b)	103	6,933
Alexion Pharmaceuticals Inc. (a)	74	7,203
Align Technology Inc. (a) (b)	24	5,007
Allergan Plc	105	14,001
AmerisourceBergen Corp. (b)	55	4,103
Amgen Inc. (b)	211	41,073
Anthem Inc.	86	22,543
Baxter International Inc. (b)	163	10,701
Becton Dickinson & Co. (b)	88	19,876
Biogen Inc. (a) (b)	66	19,886
Boston Scientific Corp. (a)	456	16,122
Bristol-Myers Squibb Co.	538	27,943
Cardinal Health Inc.	103	4,596
Celgene Corp. (a)	230	14,741
Centene Corp. (a)	66	7,666
Cerner Corp. (a) (b)	106	5,546
Cigna Corp.	125	23,818
Cooper Cos. Inc.	17	4,202
CVS Health Corp.	428	28,055
Danaher Corp.	203	20,934
DaVita Inc. (a)	42	2,153
Dentsply Sirona Inc.	76	2,834
Edwards Lifesciences Corp. (a)	68	10,463
Eli Lilly & Co. (b)	315	36,488
Gilead Sciences Inc.	427	26,706
HCA Healthcare Inc.	88	11,012
Henry Schein Inc. (a) (b)	51	4,025
Hologic Inc. (a)	90	3,696
Humana Inc.	45	13,023
Idexx Laboratories Inc. (a) (b)	29	5,424
Illumina Inc. (a) (b)	49	14,547
Incyte Corp. (a)	59	3,762
Intuitive Surgical Inc. (a)	38	18,109
Iqvia Ltd. (a) (b)	52	6,077
Johnson & Johnson	888	114,600
Laboratory Corp. of America Holdings (a)	34	4,343
McKesson Corp.	65	7,227
Medtronic Plc	445	40,438
Merck & Co. Inc.	861	65,790
Mettler-Toledo International Inc. (a)	9	4,855
Mylan NV (a)	165	4,528
Nektar Therapeutics (a) (b)	53	1,756
PerkinElmer Inc. (b)	36	2,843
Perrigo Co. Plc (b)	40	1,550
Pfizer Inc.	1,914	83,545
Quest Diagnostics Inc. (b)	46	3,792
Regeneron Pharmaceuticals Inc. (a)	26	9,599
ResMed Inc.	48	5,449
Stryker Corp. (b)	102	15,952
Thermo Fisher Scientific Inc.	133	29,743
UnitedHealth Group Inc.	319	79,354
Universal Health Services Inc. - Class B	29	3,384
Varian Medical Systems Inc. (a)	30	3,408
Vertex Pharmaceuticals Inc. (a) (b)	84	13,976
Waters Corp. (a)	27	5,001
WellCare Health Plans Inc. (a) (b)	16	3,850
Zimmer Biomet Holdings Inc.	67	6,988
Zoetis Inc. - Class A	157	13,461
		1,081,559
Industrials 8.9%
3M Co.	193	36,866
Alaska Air Group Inc.	41	2,485
Allegion Plc (b)	31	2,436
American Airlines Group Inc. (b)	133	4,256
AMETEK Inc.	76	5,140
AO Smith Corp.	50	2,117
Arconic Inc.	143	2,411
Boeing Co.	176	56,691
C.H. Robinson Worldwide Inc. (b)	46	3,905
Caterpillar Inc. (b)	195	24,730

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

113

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Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Cintas Corp. (b)	28	4,773
Copart Inc. (a)	69	3,282
CSX Corp. (b)	268	16,650
Cummins Inc.	49	6,591
Deere & Co.	105	15,732
Delta Air Lines Inc.	210	10,468
Dover Corp.	49	3,457
Eaton Corp. Plc	142	9,760
Emerson Electric Co.	205	12,245
Equifax Inc.	41	3,775
Expeditors International of Washington Inc. (b)	58	3,979
Fastenal Co. (b)	96	5,007
FedEx Corp.	80	12,905
Flowserve Corp. (b)	45	1,698
Fluor Corp.	48	1,534
Fortive Corp. (b)	99	6,719
Fortune Brands Home & Security Inc.	50	1,896
General Dynamics Corp.	91	14,327
General Electric Co.	2,880	21,802
Harris Corp. (b)	38	5,128
Honeywell International Inc.	245	32,367
Huntington Ingalls Industries Inc. (b)	14	2,648
Illinois Tool Works Inc. (b)	101	12,789
Ingersoll-Rand Plc	80	7,338
Jacobs Engineering Group Inc. (b)	41	2,376
JB Hunt Transport Services Inc. (b)	28	2,591
Johnson Controls International Plc	301	8,926
Kansas City Southern	35	3,295
L3 Technologies Inc. (b)	26	4,473
Lockheed Martin Corp.	82	21,376
Masco Corp.	104	3,046
Nielsen Holdings Plc (b)	120	2,801
Norfolk Southern Corp. (b)	92	13,743
Northrop Grumman Systems Corp. (b)	57	13,892
PACCAR Inc. (b)	118	6,716
Parker Hannifin Corp.	43	6,375
Pentair Plc	54	2,052
Quanta Services Inc. (a) (b)	45	1,348
Raytheon Co.	93	14,331
Republic Services Inc. (b)	72	5,187
Robert Half International Inc. (b)	40	2,308
Rockwell Automation Inc.	40	6,073
Rollins Inc. (b)	50	1,802
Roper Industries Inc.	34	9,136
Snap-On Inc. (b)	19	2,726
Southwest Airlines Co.	169	7,858
Stanley Black & Decker Inc.	51	6,117
Textron Inc.	82	3,752
TransDigm Group Inc. (a) (b)	16	5,580
Union Pacific Corp. (b)	243	33,537
United Continental Holdings Inc. (a) (b)	76	6,330
United Parcel Service Inc. - Class B (b)	230	22,451
United Rentals Inc. (a) (b)	26	2,699
United Technologies Corp.	269	28,614
Verisk Analytics Inc. (a)	54	5,865
Waste Management Inc.	129	11,507
WW Grainger Inc.	15	4,224
Xylem Inc. (b)	59	3,964
		634,978
Information Technology 19.7%
Accenture Plc - Class A	211	29,752
Adobe Inc. (a)	161	36,538
Advanced Micro Devices Inc. (a)	280	5,174
Akamai Technologies Inc. (a)	56	3,434
Alliance Data Systems Corp.	16	2,456
Amphenol Corp. - Class A (b)	98	7,914
Analog Devices Inc. (b)	123	10,584
Ansys Inc. (a) (b)	28	4,035
Apple Inc. (b)	1,493	235,456
Applied Materials Inc.	328	10,735
Arista Networks Inc. (a) (b)	17	3,542
Autodesk Inc. (a)	71	9,133
Automatic Data Processing Inc.	145	19,004
Broadcom Inc.	137	34,810
	Shares/Par[1]	Value ($)
Broadridge Financial Solutions Inc.	37	3,607
Cadence Design Systems Inc. (a)	94	4,101
Cisco Systems Inc. (b)	1,489	64,503
Citrix Systems Inc.	43	4,417
Cognizant Technology Solutions Corp. - Class A	191	12,096
Corning Inc. (b)	269	8,127
DXC Technology Co.	92	4,902
F5 Networks Inc. (a) (b)	19	3,102
Fidelity National Information Services Inc. (b)	108	11,034
Fiserv Inc. (a)	133	9,778
FleetCor Technologies Inc. (a) (b)	29	5,340
FLIR Systems Inc. (b)	42	1,846
Fortinet Inc. (a) (b)	48	3,385
Gartner Inc. (a) (b)	30	3,890
Global Payments Inc. (b)	54	5,542
Hewlett Packard Enterprise Co. (b)	483	6,384
HP Inc.	519	10,615
IHS Markit Ltd. (a) (b)	119	5,702
Intel Corp.	1,517	71,187
International Business Machines Corp. (b)	301	34,160
Intuit Inc.	86	16,916
IPG Photonics Corp. (a) (b)	13	1,437
Jack Henry & Associates Inc.	26	3,284
Juniper Networks Inc. (b)	117	3,154
Keysight Technologies Inc. (a)	63	3,888
KLA-Tencor Corp.	52	4,654
Lam Research Corp. (b)	53	7,241
Mastercard Inc. - Class A	300	56,626
Maxim Integrated Products Inc. (b)	92	4,665
Microchip Technology Inc. (b)	76	5,436
Micron Technology Inc. (a) (b)	371	11,768
Microsoft Corp.	2,559	259,930
Motorola Solutions Inc.	55	6,278
NetApp Inc.	86	5,138
Nvidia Corp.	202	26,964
Oracle Corp.	852	38,454
Paychex Inc. (b)	107	6,964
PayPal Holdings Inc. (a)	390	32,776
Qorvo Inc. (a) (b)	41	2,480
QUALCOMM Inc.	399	22,686
Red Hat Inc. (a)	58	10,106
Salesforce.com Inc. (a) (b)	253	34,694
Seagate Technology (b)	86	3,312
Skyworks Solutions Inc.	58	3,889
Symantec Corp. (b)	207	3,913
Synopsys Inc. (a)	49	4,124
TE Connectivity Ltd.	114	8,606
Texas Instruments Inc. (b)	319	30,119
Total System Services Inc.	55	4,460
Visa Inc. - Class A	584	77,106
Western Digital Corp.	96	3,535
Western Union Co. (b)	156	2,654
Xerox Corp.	72	1,430
Xilinx Inc.	84	7,162
		1,402,134
Materials 2.7%
Air Products & Chemicals Inc.	73	11,614
Albemarle Corp. (b)	37	2,879
Avery Dennison Corp.	30	2,686
Ball Corp.	111	5,096
Celanese Corp. - Class A (b)	44	3,979
CF Industries Holdings Inc. (b)	78	3,390
DowDuPont Inc.	761	40,693
Eastman Chemical Co.	46	3,372
Ecolab Inc. (b)	84	12,440
FMC Corp. (b)	43	3,205
Freeport-McMoRan Inc. - Class B (b)	473	4,877
International Flavors & Fragrances Inc. (b)	34	4,525
International Paper Co.	138	5,559
Linde Plc	181	28,305
LyondellBasell Industries NV - Class A	105	8,691
Martin Marietta Materials Inc.	21	3,586
Mosaic Co. (b)	116	3,385
Newmont Mining Corp. (b)	178	6,163

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

114

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Nucor Corp. (b)	107	5,528
Packaging Corp. of America	32	2,652
PPG Industries Inc. (b)	81	8,257
Sealed Air Corp. (b)	49	1,714
Sherwin-Williams Co.	27	10,529
Vulcan Materials Co. (b)	44	4,373
WestRock Co.	81	3,072
		190,570
Real Estate 2.9%
Alexandria Real Estate Equities Inc.	34	3,944
American Tower Corp.	145	22,985
Apartment Investment & Management Co. - Class A (b)	53	2,345
AvalonBay Communities Inc.	46	8,010
Boston Properties Inc.	52	5,798
CBRE Group Inc. - Class A (a) (b)	103	4,133
Crown Castle International Corp.	137	14,908
Digital Realty Trust Inc. (b)	68	7,275
Duke Realty Corp.	120	3,102
Equinix Inc.	27	9,384
Equity Residential Properties Inc.	123	8,117
Essex Property Trust Inc. (b)	22	5,335
Extra Space Storage Inc. (b)	42	3,825
Federal Realty Investment Trust (b)	25	2,963
HCP Inc. (b)	157	4,374
Host Hotels & Resorts Inc. (b)	245	4,085
Iron Mountain Inc. (b)	95	3,085
Kimco Realty Corp. (b)	138	2,020
Macerich Co. (b)	33	1,430
Mid-America Apartment Communities Inc.	38	3,674
ProLogis Inc.	206	12,088
Public Storage (b)	50	10,136
Realty Income Corp. (b)	95	5,999
Regency Centers Corp.	55	3,237
SBA Communications Corp. (a) (b)	38	6,215
Simon Property Group Inc.	102	17,169
SL Green Realty Corp. (b)	27	2,174
UDR Inc.	90	3,547
Ventas Inc.	119	6,960
Vornado Realty Trust	58	3,573
Welltower Inc.	123	8,550
Weyerhaeuser Co. (b)	245	5,359
		205,799
Utilities 3.3%
AES Corp.	221	3,203
Alliant Energy Corp. (b)	76	3,228
Ameren Corp.	80	5,242
American Electric Power Co. Inc.	163	12,211
American Water Works Co. Inc.	59	5,362
CenterPoint Energy Inc. (b)	164	4,629
CMS Energy Corp.	93	4,600
Consolidated Edison Inc.	103	7,885
Dominion Energy Inc. (b)	216	15,419
DTE Energy Co. (b)	60	6,623
Duke Energy Corp. (b)	236	20,370
Edison International	109	6,198
Entergy Corp. (b)	59	5,116
Evergy Inc.	90	5,132
Eversource Energy	106	6,898
Exelon Corp.	320	14,416
FirstEnergy Corp. (b)	159	5,959
NextEra Energy Inc. (b)	158	27,507
NiSource Inc. (b)	114	2,887
NRG Energy Inc. (b)	99	3,926
PG&E Corp. (a) (b)	171	4,068
Pinnacle West Capital Corp. (b)	38	3,198
PPL Corp.	232	6,571
Public Service Enterprise Group Inc.	170	8,825
SCANA Corp.	46	2,211
Sempra Energy (b)	89	9,672
Southern Co.	341	14,962
WEC Energy Group Inc. (b)	106	7,316
	Shares/Par[1]	Value ($)
Xcel Energy Inc.	170	8,370
		232,004
Total Common Stocks (cost $5,398,290)		6,967,597
SHORT TERM INVESTMENTS 8.9%
Investment Companies 1.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	134,053	134,053
Securities Lending Collateral 6.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	78,467	78,467
Repurchase Agreement with CGM, 2.91% (Collateralized by various publicly traded equities with a value of $181,500) acquired on 11/29/17, due 04/02/19 at $171,522	165,000	165,000
Repurchase Agreement with MSC, 2.97% (Collateralized by various publicly traded equities with a value of $275,024) acquired on 12/20/18, due 03/22/19 at $251,898	250,000	250,000
		493,467
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	7,845	7,812
Total Short Term Investments (cost $635,332)		635,332
Total Investments 106.9% (cost $6,033,622)		7,602,929
Other Derivative Instruments 0.0%		1,188
Other Assets and Liabilities, Net (6.9)%		(489,877)
Total Net Assets 100.0%		7,114,240

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e)   All or a portion of the security is pledged or segregated as collateral.

(f)  The coupon rate represents the yield to maturity.

JNL S&P 500 Index Fund
COMMON STOCKS 96.7%
Communication Services 9.8%
Activision Blizzard Inc.	1	46
Alphabet Inc. - Class A (a)	—	412
Alphabet Inc. - Class C (a)	1	419
AT&T Inc.	10	273
CBS Corp. - Class B	1	20
CenturyLink Inc.	1	18
Charter Communications Inc. - Class A (a)	—	66
Comcast Corp. - Class A	6	204
Discovery Inc. - Class A (a) (b)	—	5
Discovery Inc. - Class C (a)	1	10
DISH Network Corp. - Class A (a)	—	7
Electronic Arts Inc. (a)	—	31
Facebook Inc. - Class A (a)	3	415
Interpublic Group of Cos. Inc.	1	10
Netflix Inc. (a)	1	153
News Corp. - Class A	1	6
News Corp. - Class B	—	1
Omnicom Group Inc.	—	22
Take-Two Interactive Software Inc. (a)	—	15
TripAdvisor Inc. (a)	—	8
Twenty-First Century Fox Inc. - Class A	1	67
Twenty-First Century Fox Inc. - Class B	1	31
Twitter Inc. (a)	1	27
VeriSign Inc. (a)	—	21
Verizon Communications Inc.	6	306
Viacom Inc. - Class B	1	12
Walt Disney Co.	2	215
		2,820
Consumer Discretionary 9.6%
Advance Auto Parts Inc.	—	15
Amazon.com Inc. (a)	1	813
Aptiv Plc	—	21
AutoZone Inc. (a)	—	29
Best Buy Co. Inc.	—	17
Booking Holdings Inc. (a)	—	107

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

115

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
BorgWarner Inc.	—	9
Carmax Inc. (a)	—	15
Carnival Plc	1	26
Chipotle Mexican Grill Inc. (a)	—	14
D.R. Horton Inc.	1	16
Darden Restaurants Inc.	—	16
Dollar General Corp.	—	38
Dollar Tree Inc. (a)	—	29
eBay Inc. (a)	1	34
Expedia Group Inc.	—	18
Foot Locker Inc.	—	9
Ford Motor Co.	5	39
Gap Inc.	—	7
Garmin Ltd.	—	10
General Motors Co.	2	57
Genuine Parts Co.	—	18
Goodyear Tire & Rubber Co.	—	6
H&R Block Inc.	—	7
HanesBrands Inc.	1	6
Harley-Davidson Inc.	—	8
Hasbro Inc.	—	12
Hilton Worldwide Holdings Inc.	—	28
Home Depot Inc.	2	255
Kohl's Corp.	—	15
Leggett & Platt Inc.	—	6
Lennar Corp. - Class A	—	15
Limited Brands Inc.	—	8
LKQ Corp. (a)	—	9
Lowe's Cos. Inc.	1	98
Macy's Inc.	—	11
Marriott International Inc. - Class A	—	41
Mattel Inc. (a) (b)	—	4
McDonald's Corp.	1	181
MGM Resorts International	1	16
Michael Kors Holdings Ltd. (a)	—	8
Mohawk Industries Inc. (a)	—	9
Newell Brands Inc.	1	10
Nike Inc. - Class B	2	125
Nordstrom Inc.	—	7
Norwegian Cruise Line Holdings Ltd. (a)	—	12
O'Reilly Automotive Inc. (a)	—	37
Pulte Homes Inc.	—	9
PVH Corp.	—	9
Ralph Lauren Corp. - Class A	—	7
Ross Stores Inc.	1	41
Royal Caribbean Cruises Ltd.	—	22
Starbucks Corp.	2	105
Tapestry Inc.	—	13
Target Corp.	1	45
Tiffany & Co.	—	12
TJX Cos. Inc.	2	73
Tractor Supply Co.	—	14
Ulta Beauty Inc. (a)	—	18
Under Armour Inc. - Class A (a) (b)	—	4
Under Armour Inc. - Class C (a)	—	4
VF Corp.	1	30
Whirlpool Corp.	—	9
Wynn Resorts Ltd.	—	12
Yum! Brands Inc.	1	38
		2,756
Consumer Staples 7.2%
Altria Group Inc.	3	122
Archer-Daniels-Midland Co.	1	30
Brown-Forman Corp. - Class B	—	11
Campbell Soup Co. (b)	—	8
Church & Dwight Co. Inc.	—	21
Clorox Co.	—	26
Coca-Cola Co.	5	239
Colgate-Palmolive Co.	1	67
ConAgra Brands Inc.	1	14
Constellation Brands Inc. - Class A	—	35
Costco Wholesale Corp.	1	117
Coty Inc. - Class A	1	4
Estee Lauder Cos. Inc. - Class A	—	38
	Shares/Par[1]	Value ($)
General Mills Inc.	1	30
Hershey Co.	—	19
Hormel Foods Corp. (b)	—	16
JM Smucker Co.	—	14
Kellogg Co.	—	18
Kimberly-Clark Corp.	1	52
Kraft Heinz Foods Co.	1	35
Kroger Co.	1	29
Lamb Weston Holdings Inc.	—	14
McCormick & Co. Inc.	—	23
Molson Coors Brewing Co. - Class B	—	14
Mondelez International Inc. - Class A	2	76
Monster Beverage Corp. (a)	1	26
PepsiCo Inc.	2	205
Philip Morris International Inc.	2	136
Procter & Gamble Co.	3	301
Sysco Corp.	1	39
Tyson Foods Inc. - Class A	—	21
Walgreens Boots Alliance Inc.	1	72
Walmart Inc.	2	175
		2,047
Energy 5.1%
Anadarko Petroleum Corp.	1	29
Apache Corp.	1	13
Baker Hughes a GE Co. LLC - Class A	1	14
Cabot Oil & Gas Corp.	1	12
Chevron Corp.	3	274
Cimarex Energy Co.	—	8
Concho Resources Inc. (a)	—	27
ConocoPhillips Co.	2	95
Devon Energy Corp.	1	13
Diamondback Energy Inc.	—	19
EOG Resources Inc.	1	66
Exxon Mobil Corp.	6	380
Halliburton Co.	1	31
Helmerich & Payne Inc.	—	7
Hess Corp.	—	13
HollyFrontier Corp.	—	11
Kinder Morgan Inc.	3	38
Marathon Oil Corp.	1	16
Marathon Petroleum Corp.	1	54
National Oilwell Varco Inc.	1	13
Newfield Exploration Co. (a)	—	3
Noble Energy Inc.	1	12
Occidental Petroleum Corp.	1	61
ONEOK Inc.	1	29
Phillips 66	1	48
Pioneer Natural Resources Co.	—	29
Schlumberger Ltd.	2	65
TechnipFMC Plc	1	11
Valero Energy Corp.	1	42
Williams Cos. Inc.	2	35
		1,468
Financials 13.0%
Affiliated Managers Group Inc.	—	7
Aflac Inc.	1	46
Allstate Corp.	1	37
American Express Co.	1	89
American International Group Inc.	1	46
Ameriprise Financial Inc.	—	19
Aon Plc - Class A	—	46
Arthur J Gallagher & Co.	—	17
Assurant Inc.	—	6
Bank of America Corp.	12	296
Bank of New York Mellon Corp. (c)	1	56
BB&T Corp.	1	44
Berkshire Hathaway Inc. - Class B (a)	3	523
BlackRock Inc.	—	63
Brighthouse Financial Inc. (a)	—	5
Capital One Financial Corp.	1	47
CBOE Global Markets Inc.	—	14
Charles Schwab Corp.	2	65
Chubb Ltd.	1	78
Cincinnati Financial Corp.	—	16

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

116

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Citigroup Inc.	3	167
Citizens Financial Group Inc.	1	18
CME Group Inc.	1	89
Comerica Inc.	—	14
Discover Financial Services	1	27
E*TRADE Financial Corp.	—	15
Everest Re Group Ltd.	—	12
Fifth Third Bancorp	1	21
First Republic Bank	—	19
Franklin Resources Inc.	1	12
Goldman Sachs Group Inc.	1	76
Hartford Financial Services Group Inc.	1	21
Huntington Bancshares Inc.	2	17
Intercontinental Exchange Inc.	1	56
Invesco Ltd.	1	9
Jefferies Financial Group Inc.	—	7
JPMorgan Chase & Co.	4	429
KeyCorp	1	20
Lincoln National Corp.	—	15
Loews Corp.	—	17
M&T Bank Corp.	—	27
Marsh & McLennan Cos. Inc.	1	53
MetLife Inc.	1	53
Moody's Corp.	—	31
Morgan Stanley	2	68
MSCI Inc.	—	17
NASDAQ Inc.	—	12
Northern Trust Corp.	—	25
People's United Financial Inc.	1	7
PNC Financial Services Group Inc.	1	71
Principal Financial Group Inc.	—	16
Progressive Corp.	1	46
Prudential Financial Inc.	1	44
Raymond James Financial Inc.	—	13
Regions Financial Corp.	1	18
S&P Global Inc.	—	56
State Street Corp.	1	32
SunTrust Banks Inc.	1	30
SVB Financial Group (a)	—	13
Synchrony Financial	1	21
T. Rowe Price Group Inc.	—	30
Torchmark Corp.	—	11
Travelers Cos. Inc.	—	42
U.S. Bancorp	2	92
Unum Group	—	8
Wells Fargo & Co.	6	257
Willis Towers Watson Plc	—	26
Zions Bancorp	—	10
		3,710
Health Care 15.0%
Abbott Laboratories	2	167
AbbVie Inc.	2	183
Abiomed Inc. (a)	—	20
Agilent Technologies Inc.	1	28
Alexion Pharmaceuticals Inc. (a)	—	29
Align Technology Inc. (a)	—	21
Allergan Plc	1	55
AmerisourceBergen Corp.	—	16
Amgen Inc.	1	163
Anthem Inc.	—	90
Baxter International Inc.	1	43
Becton Dickinson & Co.	—	80
Biogen Inc. (a)	—	79
Boston Scientific Corp. (a)	2	64
Bristol-Myers Squibb Co.	2	112
Cardinal Health Inc.	—	18
Celgene Corp. (a)	1	59
Centene Corp. (a)	—	30
Cerner Corp. (a)	1	23
Cigna Corp.	1	95
Cooper Cos. Inc.	—	17
CVS Health Corp.	2	111
Danaher Corp.	1	84
DaVita Inc. (a)	—	8
	Shares/Par[1]	Value ($)
Dentsply Sirona Inc.	—	10
Edwards Lifesciences Corp. (a)	—	42
Eli Lilly & Co.	1	145
Gilead Sciences Inc.	2	107
HCA Healthcare Inc.	—	44
Henry Schein Inc. (a)	—	15
Hologic Inc. (a)	—	14
Humana Inc.	—	52
Idexx Laboratories Inc. (a)	—	21
Illumina Inc. (a)	—	58
Incyte Corp. (a)	—	15
Intuitive Surgical Inc. (a)	—	72
Iqvia Ltd. (a)	—	25
Johnson & Johnson	4	456
Laboratory Corp. of America Holdings (a)	—	17
McKesson Corp.	—	29
Medtronic Plc	2	161
Merck & Co. Inc.	4	262
Mettler-Toledo International Inc. (a)	—	19
Mylan NV (a)	1	18
Nektar Therapeutics (a)	—	8
PerkinElmer Inc.	—	12
Perrigo Co. Plc	—	6
Pfizer Inc.	8	332
Quest Diagnostics Inc.	—	15
Regeneron Pharmaceuticals Inc. (a)	—	38
ResMed Inc.	—	21
Stryker Corp.	—	63
Thermo Fisher Scientific Inc.	1	119
UnitedHealth Group Inc.	1	315
Universal Health Services Inc. - Class B	—	13
Varian Medical Systems Inc. (a)	—	14
Vertex Pharmaceuticals Inc. (a)	—	55
Waters Corp. (a)	—	18
WellCare Health Plans Inc. (a)	—	16
Zimmer Biomet Holdings Inc.	—	28
Zoetis Inc. - Class A	1	54
		4,304
Industrials 8.8%
3M Co.	1	147
Alaska Air Group Inc.	—	10
Allegion Plc	—	10
American Airlines Group Inc.	1	17
AMETEK Inc.	—	20
AO Smith Corp. (b)	—	9
Arconic Inc.	1	9
Boeing Co.	1	224
C.H. Robinson Worldwide Inc.	—	15
Caterpillar Inc.	1	99
Cintas Corp.	—	18
Copart Inc. (a)	—	13
CSX Corp.	1	66
Cummins Inc.	—	26
Deere & Co.	1	62
Delta Air Lines Inc.	1	41
Dover Corp.	—	14
Eaton Corp. Plc	1	39
Emerson Electric Co.	1	49
Equifax Inc.	—	15
Expeditors International of Washington Inc.	—	16
Fastenal Co.	—	20
FedEx Corp.	—	51
Flowserve Corp.	—	6
Fluor Corp.	—	5
Fortive Corp.	1	28
Fortune Brands Home & Security Inc.	—	7
General Dynamics Corp.	—	57
General Electric Co.	12	87
Harris Corp.	—	21
Honeywell International Inc.	1	129
Huntington Ingalls Industries Inc.	—	11
Illinois Tool Works Inc.	—	51
Ingersoll-Rand Plc	—	30
Jacobs Engineering Group Inc.	—	9

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

117

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JB Hunt Transport Services Inc.	—	11
Johnson Controls International Plc	1	36
Kansas City Southern	—	12
L3 Technologies Inc.	—	18
Lockheed Martin Corp.	—	85
Masco Corp.	1	12
Nielsen Holdings Plc	1	11
Norfolk Southern Corp.	—	54
Northrop Grumman Systems Corp.	—	56
PACCAR Inc.	1	27
Parker Hannifin Corp.	—	26
Pentair Plc	—	8
Quanta Services Inc. (a)	—	6
Raytheon Co.	—	57
Republic Services Inc.	—	21
Robert Half International Inc.	—	9
Rockwell Automation Inc.	—	25
Rollins Inc.	—	7
Roper Industries Inc.	—	36
Snap-On Inc.	—	10
Southwest Airlines Co.	1	31
Stanley Black & Decker Inc.	—	24
Textron Inc.	—	15
TransDigm Group Inc. (a)	—	22
Union Pacific Corp.	1	134
United Continental Holdings Inc. (a)	—	25
United Parcel Service Inc. - Class B	1	89
United Rentals Inc. (a)	—	11
United Technologies Corp.	1	113
Verisk Analytics Inc. (a)	—	24
Waste Management Inc.	1	46
WW Grainger Inc.	—	16
Xylem Inc.	—	16
		2,524
Information Technology 19.5%
Accenture Plc - Class A	1	119
Adobe Inc. (a)	1	145
Advanced Micro Devices Inc. (a)	1	21
Akamai Technologies Inc. (a)	—	13
Alliance Data Systems Corp.	—	9
Amphenol Corp. - Class A	—	32
Analog Devices Inc.	1	42
Ansys Inc. (a)	—	15
Apple Inc.	6	936
Applied Materials Inc.	1	42
Arista Networks Inc. (a)	—	14
Autodesk Inc. (a)	—	37
Automatic Data Processing Inc.	1	76
Broadcom Inc.	1	138
Broadridge Financial Solutions Inc.	—	15
Cadence Design Systems Inc. (a)	—	16
Cisco Systems Inc.	6	256
Citrix Systems Inc.	—	17
Cognizant Technology Solutions Corp. - Class A	1	48
Corning Inc.	1	32
DXC Technology Co.	—	19
F5 Networks Inc. (a)	—	13
Fidelity National Information Services Inc.	1	44
Fiserv Inc. (a)	1	39
FleetCor Technologies Inc. (a)	—	22
FLIR Systems Inc.	—	8
Fortinet Inc. (a)	—	14
Gartner Inc. (a)	—	15
Global Payments Inc.	—	21
Hewlett Packard Enterprise Co.	2	26
HP Inc.	2	42
IHS Markit Ltd. (a)	1	23
Intel Corp.	6	283
International Business Machines Corp.	1	136
Intuit Inc.	—	67
IPG Photonics Corp. (a)	—	5
Jack Henry & Associates Inc.	—	13
Juniper Networks Inc.	1	12
Keysight Technologies Inc. (a)	—	16
	Shares/Par[1]	Value ($)
KLA-Tencor Corp.	—	18
Lam Research Corp.	—	28
Mastercard Inc. - Class A	1	226
Maxim Integrated Products Inc.	—	19
Microchip Technology Inc. (b)	—	23
Micron Technology Inc. (a)	2	48
Microsoft Corp.	10	1,033
Motorola Solutions Inc.	—	25
NetApp Inc.	—	20
Nvidia Corp.	1	107
Oracle Corp.	3	153
Paychex Inc.	1	27
PayPal Holdings Inc. (a)	2	131
Qorvo Inc. (a)	—	10
QUALCOMM Inc.	2	91
Red Hat Inc. (a)	—	41
Salesforce.com Inc. (a)	1	138
Seagate Technology	—	14
Skyworks Solutions Inc.	—	16
Symantec Corp.	1	16
Synopsys Inc. (a)	—	17
TE Connectivity Ltd.	1	34
Texas Instruments Inc.	1	121
Total System Services Inc.	—	18
Visa Inc. - Class A	2	306
Western Digital Corp.	—	14
Western Union Co.	1	9
Xerox Corp.	—	6
Xilinx Inc.	—	28
		5,578
Materials 2.7%
Air Products & Chemicals Inc.	—	46
Albemarle Corp.	—	10
Avery Dennison Corp.	—	11
Ball Corp.	1	21
Celanese Corp. - Class A	—	16
CF Industries Holdings Inc.	—	13
DowDuPont Inc.	3	162
Eastman Chemical Co.	—	14
Ecolab Inc.	—	49
FMC Corp.	—	13
Freeport-McMoRan Inc. - Class B	2	19
International Flavors & Fragrances Inc.	—	18
International Paper Co.	1	22
Linde Plc	1	113
LyondellBasell Industries NV - Class A	1	35
Martin Marietta Materials Inc.	—	14
Mosaic Co.	1	14
Newmont Mining Corp.	1	25
Nucor Corp.	1	22
Packaging Corp. of America	—	10
PPG Industries Inc.	—	32
Sealed Air Corp.	—	7
Sherwin-Williams Co.	—	43
Vulcan Materials Co.	—	17
WestRock Co.	—	13
		759
Real Estate 2.8%
Alexandria Real Estate Equities Inc.	—	16
American Tower Corp.	1	92
Apartment Investment & Management Co. - Class A	—	9
AvalonBay Communities Inc.	—	31
Boston Properties Inc.	—	23
CBRE Group Inc. - Class A (a)	—	16
Crown Castle International Corp.	1	59
Digital Realty Trust Inc.	—	29
Duke Realty Corp.	1	12
Equinix Inc.	—	37
Equity Residential Properties Inc.	1	32
Essex Property Trust Inc.	—	21
Extra Space Storage Inc.	—	15
Federal Realty Investment Trust	—	12
HCP Inc.	1	17
Host Hotels & Resorts Inc.	1	16

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

118

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Iron Mountain Inc. (b)	—	13
Kimco Realty Corp.	1	8
Macerich Co.	—	6
Mid-America Apartment Communities Inc.	—	14
ProLogis Inc.	1	48
Public Storage	—	39
Realty Income Corp.	—	24
Regency Centers Corp.	—	13
SBA Communications Corp. (a)	—	24
Simon Property Group Inc.	—	68
SL Green Realty Corp.	—	9
UDR Inc.	—	14
Ventas Inc.	1	27
Vornado Realty Trust	—	14
Welltower Inc.	1	34
Weyerhaeuser Co.	1	22
		814
Utilities 3.2%
AES Corp.	1	12
Alliant Energy Corp.	—	13
Ameren Corp.	—	21
American Electric Power Co. Inc.	1	48
American Water Works Co. Inc.	—	21
CenterPoint Energy Inc.	1	18
CMS Energy Corp.	—	18
Consolidated Edison Inc.	1	32
Dominion Energy Inc.	1	62
DTE Energy Co.	—	26
Duke Energy Corp.	1	81
Edison International	1	24
Entergy Corp.	—	20
Evergy Inc.	—	20
Eversource Energy	1	27
Exelon Corp.	1	57
FirstEnergy Corp.	1	24
NextEra Energy Inc.	1	109
NiSource Inc.	1	12
NRG Energy Inc.	—	16
PG&E Corp. (a)	1	16
Pinnacle West Capital Corp.	—	12
PPL Corp.	1	26
Public Service Enterprise Group Inc.	1	34
SCANA Corp.	—	9
Sempra Energy	—	39
Southern Co.	1	59
WEC Energy Group Inc.	1	29
Xcel Energy Inc.	1	33
		918
Total Common Stocks (cost $30,513)		27,698
INVESTMENT COMPANIES 1.6%
iShares Core S&P 500 ETF	2	450
Total Investment Companies (cost $440)		450
SHORT TERM INVESTMENTS 2.0%
Investment Companies 1.8%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	531	531
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	28	28
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	25	25
Total Short Term Investments (cost $584)		584
Total Investments 100.3% (cost $31,537)		28,732
Other Derivative Instruments 0.0%		3
Other Assets and Liabilities, Net (0.3)%		(99)
Total Net Assets 100.0%		28,636

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Shares/Par[1]	Value ($)

(e)  All or a portion of the security is pledged or segregated as collateral.

(f)   The coupon rate represents the yield to maturity.

JNL/Mellon Capital S&P 400 MidCap Index Fund
COMMON STOCKS 98.9%
Communication Services 2.5%
AMC Networks Inc. - Class A (a) (b)	81	4,423
Cable One Inc.	9	7,123
Cars.com Inc. (a) (b)	112	2,401
Cinemark Holdings Inc.	187	6,695
John Wiley & Sons Inc. - Class A	80	3,749
Live Nation Inc. (a)	244	11,996
Meredith Corp. (b)	70	3,631
New York Times Co. - Class A (b)	247	5,510
Tegna Inc.	378	4,106
Telephone & Data Systems Inc.	162	5,278
World Wrestling Entertainment Inc. - Class A	76	5,676
Yelp Inc. - Class A (a)	135	4,720
		65,308
Consumer Discretionary 11.6%
Aaron's Inc.	121	5,096
Adient Plc (b)	151	2,273
Adtalem Global Education Inc. (a)	105	4,977
American Eagle Outfitters Inc.	297	5,732
AutoNation Inc. (a)	102	3,659
Bed Bath & Beyond Inc. (b)	245	2,773
Big Lots Inc.	72	2,092
Boyd Gaming Corp.	143	2,970
Brinker International Inc. (b)	71	3,124
Brunswick Corp.	153	7,124
Carter's Inc. (b)	81	6,636
Cheesecake Factory Inc. (b)	74	3,225
Churchill Downs Inc. (b)	21	5,127
Cracker Barrel Old Country Store Inc. (b)	42	6,787
Dana Holding Corp.	253	3,450
Deckers Outdoor Corp. (a)	51	6,589
Delphi Technologies Plc	154	2,212
Dick's Sporting Goods Inc. (b)	131	4,073
Dillard's Inc. - Class A (b)	33	1,976
Domino's Pizza Inc.	74	18,315
Dunkin' Brands Group Inc.	146	9,357
Eldorado Resorts Inc. (a)	114	4,124
Five Below Inc. (a)	98	10,074
Gentex Corp.	463	9,363
Graham Holdings Co.	8	4,957
Helen of Troy Ltd. (a)	46	6,085
International Speedway Corp. - Class A	43	1,893
Jack in the Box Inc.	46	3,537
KB Home	150	2,873
Marriott Vacations Worldwide Corp.	72	5,081
Michaels Cos. Inc. (a) (b)	159	2,158
Murphy USA Inc. (a)	52	3,988
NVR Inc. (a)	6	14,661
Ollie's Bargain Outlet Holdings Inc. (a)	90	6,012
Papa John's International Inc. (b)	39	1,554
Penn National Gaming Inc. (a)	188	3,540
Polaris Industries Inc.	103	7,927
Pool Corp.	71	10,600
Sally Beauty Holdings Inc. (a) (b)	216	3,676
Scientific Games Corp. - Class A (a) (b)	97	1,730
Service Corp. International	318	12,816
Signet Jewelers Ltd. (b)	90	2,873
Six Flags Entertainment Corp.	126	6,993
Skechers U.S.A. Inc. - Class A (a)	238	5,441
Sotheby's (a)	62	2,453
Tempur Sealy International Inc. (a) (b)	80	3,299
Texas Roadhouse Inc.	117	7,012
Thor Industries Inc.	88	4,581
Toll Brothers Inc.	238	7,852
TRI Pointe Homes Inc. (a)	252	2,752
Tupperware Brands Corp.	88	2,770
Urban Outfitters Inc. (a)	135	4,490
Visteon Corp. (a) (b)	52	3,106
Weight Watchers International Inc. (a)	69	2,649

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

119

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Wendy's Co.	330	5,148
Williams-Sonoma Inc. (b)	141	7,111
Wyndham Destinations Inc.	172	6,174
Wyndham Hotels & Resorts Inc.	176	7,973
		306,893
Consumer Staples 2.9%
Boston Beer Co. Inc. - Class A (a)	15	3,692
Casey's General Stores Inc.	64	8,246
Edgewell Personal Care Co. (a)	94	3,521
Energizer Holdings Inc.	105	4,747
Flowers Foods Inc.	323	5,962
Hain Celestial Group Inc. (a)	156	2,470
Ingredion Inc.	125	11,461
Lancaster Colony Corp.	34	6,079
Nu Skin Enterprises Inc. - Class A	98	6,029
Post Holdings Inc. (a) (b)	117	10,433
Sanderson Farms Inc. (b)	35	3,507
Sprouts Farmers Market Inc. (a)	224	5,261
Tootsie Roll Industries Inc. (b)	33	1,118
TreeHouse Foods Inc. (a) (b)	98	4,970
		77,496
Energy 3.7%
Apergy Corp. (a)	135	3,647
Callon Petroleum Co. (a) (b)	399	2,590
Chesapeake Energy Corp. (a) (b)	1,597	3,353
CNX Resources Corp. (a)	360	4,115
Core Laboratories NV (b)	77	4,613
Diamond Offshore Drilling Inc. (a) (b)	111	1,044
Dril-Quip Inc. (a) (b)	65	1,964
Ensco Plc - Class A (b)	770	2,741
EQT Corp.	450	8,504
Equitrans Midstream Corp. (a)	365	7,301
Matador Resources Co. (a) (b)	180	2,796
McDermott International Inc. (a)	319	2,084
Murphy Oil Corp.	286	6,689
Oasis Petroleum Inc. (a)	464	2,564
Oceaneering International Inc. (a)	171	2,070
Patterson-UTI Energy Inc.	386	3,994
PBF Energy Inc. - Class A	212	6,924
QEP Resources Inc. (a)	414	2,330
Range Resources Corp. (b)	367	3,511
Rowan Cos. Plc - Class A (a) (b)	224	1,883
SM Energy Co.	181	2,798
Southwestern Energy Co. (a)	1,027	3,503
Transocean Ltd. (a) (b)	893	6,197
World Fuel Services Corp.	119	2,558
WPX Energy Inc. (a)	698	7,918
		97,691
Financials 16.2%
Alleghany Corp.	26	16,428
American Financial Group Inc.	124	11,249
Aspen Insurance Holdings Ltd.	106	4,448
Associated Bancorp	293	5,804
BancorpSouth Bank	158	4,139
Bank of Hawaii Corp.	73	4,937
Bank OZK	214	4,888
Brown & Brown Inc.	414	11,410
Cathay General Bancorp	135	4,536
Chemical Financial Corp.	126	4,630
CNO Financial Group Inc.	291	4,331
Commerce Bancshares Inc.	176	9,921
Cullen/Frost Bankers Inc. (b)	113	9,926
East West Bancorp Inc.	254	11,076
Eaton Vance Corp.	207	7,299
Evercore Inc. - Class A	72	5,160
FactSet Research Systems Inc.	68	13,546
Federated Investors Inc. - Class B	168	4,462
First American Financial Corp.	196	8,763
First Horizon National Corp.	569	7,492
FNB Corp.	571	5,614
Fulton Financial Corp.	312	4,826
Genworth Financial Inc. - Class A (a)	880	4,099
Hancock Whitney Co.	149	5,177
Hanover Insurance Group Inc.	75	8,734
	Shares/Par[1]	Value ($)
Home Bancshares Inc.	282	4,600
Interactive Brokers Group Inc.	131	7,150
International Bancshares Corp.	96	3,315
Janus Henderson Group Plc	296	6,137
Kemper Corp.	107	7,104
Legg Mason Inc.	151	3,846
LendingTree Inc. (a) (b)	13	2,838
MarketAxess Holdings Inc.	66	14,022
MB Financial Inc.	147	5,843
Mercury General Corp.	47	2,452
Navient Corp.	410	3,612
New York Community Bancorp Inc. (b)	867	8,156
Old Republic International Corp.	502	10,330
PacWest Bancorp	215	7,162
Pinnacle Financial Partners Inc.	128	5,906
Primerica Inc.	76	7,408
Prosperity Bancshares Inc. (b)	117	7,269
Reinsurance Group of America Inc.	111	15,552
RenaissanceRe Holdings Ltd.	71	9,464
SEI Investments Co.	233	10,746
Signature Bank	94	9,710
SLM Corp. (a)	766	6,363
Sterling Bancorp	397	6,549
Stifel Financial Corp.	127	5,264
Synovus Financial Corp.	288	9,220
TCF Financial Corp.	295	5,751
Texas Capital Bancshares Inc. (a)	88	4,487
Trustmark Corp.	118	3,348
UMB Financial Corp.	79	4,817
Umpqua Holdings Corp.	387	6,159
United Bankshares Inc.	183	5,691
Valley National Bancorp	581	5,155
Washington Federal Inc.	145	3,879
Webster Financial Corp.	163	8,033
Wintrust Financial Corp.	99	6,592
WR Berkley Corp.	170	12,556
		429,381
Health Care 9.9%
Acadia HealthCare Co. Inc. (a) (b)	155	3,993
Allscripts-Misys Healthcare Solutions Inc. (a)	303	2,925
Avanos Medical Inc. (a)	83	3,732
Bio-Rad Laboratories Inc. - Class A (a)	36	8,254
Bio-Techne Corp.	67	9,646
Cantel Medical Corp.	64	4,760
Catalent Inc. (a)	256	7,981
Charles River Laboratories International Inc. (a)	85	9,602
Chemed Corp.	28	8,056
Encompass Health Corp.	175	10,774
Exelixis Inc. (a)	527	10,357
Globus Medical Inc. - Class A (a)	134	5,806
Haemonetics Corp. (a)	91	9,085
HealthEquity Inc. (a)	95	5,654
Hill-Rom Holdings Inc.	119	10,515
ICU Medical Inc. (a)	29	6,664
Inogen Inc. (a)	31	3,858
Integra LifeSciences Holdings Corp. (a)	124	5,608
Ligand Pharmaceuticals Inc. (a)	37	5,071
LivaNova Plc (a)	86	7,858
Mallinckrodt Plc (a)	148	2,346
Masimo Corp. (a)	86	9,240
Medidata Solutions Inc. (a)	108	7,280
MEDNAX Inc. (a)	158	5,222
Molina Healthcare Inc. (a)	110	12,798
NuVasive Inc. (a)	91	4,491
Patterson Cos. Inc.	145	2,852
PRA Health Sciences Inc. (a)	103	9,492
Prestige Consumer Healthcare Inc. (a)	92	2,846
Steris Plc	149	15,938
Syneos Health Inc. - Class A (a)	106	4,190
Teleflex Inc.	81	20,980
Tenet Healthcare Corp. (a)	146	2,495
United Therapeutics Corp. (a)	77	8,340
West Pharmaceutical Services Inc.	131	12,818
		261,527

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

120

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Industrials 15.0%
Acuity Brands Inc.	71	8,118
AECOM (a)	276	7,327
AGCO Corp.	116	6,479
Avis Budget Group Inc. (a)	116	2,601
Brink's Co.	90	5,799
Carlisle Cos. Inc.	105	10,551
Clean Harbors Inc. (a)	90	4,436
Crane Co.	90	6,468
Curtiss-Wright Corp.	78	7,941
Deluxe Corp.	84	3,230
Donaldson Co. Inc.	228	9,881
Dun & Bradstreet Corp.	66	9,366
Dycom Industries Inc. (a)	54	2,933
EMCOR Group Inc.	102	6,071
EnerSys Inc.	74	5,742
Esterline Technologies Corp. (a)	47	5,669
GATX Corp. (b)	67	4,709
Genesee & Wyoming Inc. - Class A (a)	104	7,735
Graco Inc.	295	12,351
Granite Construction Inc. (b)	83	3,334
Healthcare Services Group Inc. (b)	131	5,247
Herman Miller Inc.	104	3,138
HNI Corp.	76	2,683
Hubbell Inc.	96	9,561
IDEX Corp.	135	17,080
Insperity Inc.	68	6,305
ITT Inc.	154	7,434
JetBlue Airways Corp. (a)	539	8,652
KBR Inc.	248	3,765
Kennametal Inc. (b)	145	4,813
Kirby Corp. (a) (b)	94	6,353
Knight-Swift Transportation Holdings Inc. - Class A (b)	225	5,629
Landstar System Inc. (b)	72	6,915
Lennox International Inc.	64	13,996
Lincoln Electric Holdings Inc.	115	9,081
Manpower Inc.	109	7,092
MasTec Inc. (a) (b)	115	4,675
MSA Safety Inc.	62	5,803
MSC Industrial Direct Co. - Class A	81	6,235
Nordson Corp.	92	11,033
NOW Inc. (a)	191	2,219
nVent Electric Plc	288	6,474
Old Dominion Freight Line Inc.	116	14,295
Oshkosh Corp.	129	7,881
Pitney Bowes Inc.	333	1,968
Regal-Beloit Corp.	76	5,330
Resideo Technologies Inc. (a)	218	4,483
Ryder System Inc.	94	4,531
Stericycle Inc. (a)	150	5,515
Teledyne Technologies Inc. (a)	63	13,126
Terex Corp. (b)	113	3,114
Timken Co.	122	4,539
Toro Co.	185	10,317
Trinity Industries Inc. (b)	260	5,356
Valmont Industries Inc.	40	4,408
Wabtec Corp.	151	10,637
Watsco Inc.	56	7,842
Werner Enterprises Inc. (b)	77	2,286
Woodward Governor Co.	98	7,255
		397,807
Information Technology 15.3%
ACI Worldwide Inc. (a)	204	5,644
ARRIS International Plc (a)	289	8,837
Arrow Electronics Inc. (a)	154	10,584
ASGN Inc. (a)	93	5,048
Avnet Inc.	197	7,104
Belden Inc.	72	3,000
Blackbaud Inc.	86	5,380
CACI International Inc. - Class A (a)	44	6,317
CDK Global Inc.	229	10,946
Ciena Corp. (a)	251	8,504
Cirrus Logic Inc. (a)	106	3,518
	Shares/Par[1]	Value ($)
Cognex Corp.	304	11,754
Coherent Inc. (a) (b)	43	4,550
CommVault Systems Inc. (a)	69	4,055
CoreLogic Inc. (a)	142	4,747
Cree Inc. (a) (b)	181	7,743
Cypress Semiconductor Corp.	637	8,109
Fair Isaac Corp. (a)	51	9,578
First Solar Inc. (a) (b)	134	5,674
Integrated Device Technology Inc. (a)	227	11,006
InterDigital Inc.	61	4,057
j2 Global Inc.	83	5,748
Jabil Inc.	255	6,317
Leidos Holdings Inc.	266	13,999
Littelfuse Inc.	44	7,614
LiveRamp Holdings Inc. (a) (b)	123	4,768
LogMeIn Inc.	91	7,440
Lumentum Holdings Inc. (a)	130	5,460
Manhattan Associates Inc. (a)	116	4,936
MAXIMUS Inc.	113	7,352
MKS Instruments Inc.	96	6,227
Monolithic Power Systems Inc.	68	7,954
National Instruments Corp.	199	9,012
NCR Corp. (a)	207	4,784
NetScout Systems Inc. (a)	126	2,981
Perspecta Inc.	250	4,299
Plantronics Inc.	58	1,916
PTC Inc. (a)	189	15,629
Sabre Corp.	486	10,512
Science Applications International Corp.	74	4,732
Silicon Laboratories Inc. (a)	76	6,013
Synaptics Inc. (a) (b)	62	2,320
SYNNEX Corp.	73	5,866
Tech Data Corp. (a)	66	5,398
Teradata Corp. (a)	209	8,036
Teradyne Inc.	317	9,950
Trimble Inc. (a)	443	14,589
Tyler Technologies Inc. (a)	68	12,680
Ultimate Software Group Inc. (a)	55	13,485
Universal Display Corp.	75	7,000
Versum Materials Inc.	193	5,346
ViaSat Inc. (a) (b)	98	5,781
Vishay Intertechnology Inc.	233	4,196
WEX Inc. (a)	76	10,658
Zebra Technologies Corp. - Class A (a)	95	15,084
		404,237
Materials 6.6%
Allegheny Technologies Inc. (a) (b)	223	4,847
AptarGroup Inc.	111	10,430
Ashland Global Holdings Inc.	110	7,789
Bemis Co. Inc.	160	7,348
Cabot Corp.	108	4,619
Carpenter Technology Corp.	83	2,952
Chemours Co.	303	8,538
Commercial Metals Co.	208	3,326
Compass Minerals International Inc. (b)	59	2,449
Domtar Corp.	112	3,919
Eagle Materials Inc.	84	5,139
Greif Inc. - Class A (b)	45	1,674
Louisiana-Pacific Corp.	251	5,584
Minerals Technologies Inc.	62	3,201
NewMarket Corp. (b)	16	6,480
Olin Corp.	296	5,946
Owens-Illinois Inc. (a)	280	4,830
PolyOne Corp.	142	4,056
Reliance Steel & Aluminum Co.	124	8,861
Royal Gold Inc.	116	9,904
RPM International Inc.	234	13,771
Scotts Miracle-Gro Co. - Class A	69	4,264
Sensient Technologies Corp.	75	4,187
Silgan Holdings Inc.	138	3,253
Sonoco Products Co.	176	9,350
Steel Dynamics Inc.	406	12,185
United States Steel Corp. (b)	312	5,683
Valvoline Inc.	336	6,495

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

121

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Worthington Industries Inc.	70	2,448
		173,528
Real Estate 9.6%
Alexander & Baldwin Inc.	121	2,222
American Campus Communities Inc.	242	10,020
Camden Property Trust	164	14,475
CoreCivic Inc.	210	3,751
Coresite Realty Corp.	64	5,607
Corporate Office Properties Trust	193	4,061
Cousins Properties Inc.	744	5,880
CyrusOne Inc. (b)	187	9,878
Douglas Emmett Inc.	285	9,733
EPR Properties	131	8,414
First Industrial Realty Trust Inc.	223	6,434
Geo Group Inc.	215	4,240
Healthcare Realty Trust Inc.	222	6,304
Highwoods Properties Inc.	182	7,040
Hospitality Properties Trust	289	6,904
JBG Smith Properties	192	6,686
Jones Lang LaSalle Inc.	80	10,128
Kilroy Realty Corp.	178	11,175
Lamar Advertising Co. - Class A	149	10,339
Liberty Property Trust	260	10,875
Life Storage Inc.	82	7,622
Mack-Cali Realty Corp. (b)	157	3,072
Medical Properties Trust Inc.	641	10,310
National Retail Properties Inc.	281	13,626
Omega Healthcare Investors Inc.	354	12,432
Pebblebrook Hotel Trust	226	6,409
PotlatchDeltic Corp.	120	3,794
Rayonier Inc.	228	6,307
Realogy Holdings Corp. (b)	209	3,071
Sabra Healthcare REIT Inc. (b)	316	5,203
Senior Housing Properties Trust	421	4,934
Tanger Factory Outlet Centers Inc. (b)	164	3,315
Taubman Centers Inc.	108	4,916
Uniti Group Inc. (b)	316	4,918
Urban Edge Properties	201	3,344
Weingarten Realty Investors	211	5,234
		252,673
Utilities 5.6%
Allete Inc.	90	6,889
Aqua America Inc.	313	10,688
Atmos Energy Corp.	206	19,117
Black Hills Corp.	96	6,000
Hawaiian Electric Industries Inc.	192	7,015
IDACORP Inc.	89	8,245
MDU Resources Group Inc.	346	8,260
National Fuel Gas Co.	152	7,766
New Jersey Resources Corp.	156	7,134
NorthWestern Corp.	88	5,243
OGE Energy Corp.	353	13,817
ONE Gas Inc.	92	7,355
PNM Resources Inc.	140	5,736
Southwest Gas Corp.	94	7,156
UGI Corp.	307	16,365
Vectren Corp.	147	10,565
		147,351
Total Common Stocks (cost $2,557,899)		2,613,892
SHORT TERM INVESTMENTS 5.2%
Investment Companies 1.0%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	26,130	26,130
Securities Lending Collateral 4.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	111,312	111,312
	Shares/Par[1]	Value ($)
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	1,650	1,643
Total Short Term Investments (cost $139,085)		139,085
Total Investments 104.1% (cost $2,696,984)		2,752,977
Other Derivative Instruments 0.0%		296
Other Assets and Liabilities, Net (4.1)%		(109,646)
Total Net Assets 100.0%		2,643,627

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e)   All or a portion of the security is pledged or segregated as collateral.

(f)  The coupon rate represents the yield to maturity.

JNL/Mellon Capital S&P 1500 Growth Index Fund
COMMON STOCKS 98.9%
Communication Services 13.1%
Alphabet Inc. - Class A (a)	3	3,482
Alphabet Inc. - Class C (a)	3	3,551
AMC Networks Inc. - Class A (a)	—	14
ATN International Inc.	—	8
Cable One Inc.	—	25
Cars.com Inc. (a) (b)	—	6
Charter Communications Inc. - Class A (a)	1	243
Cinemark Holdings Inc.	1	18
Cogent Communications Group Inc.	—	15
Comcast Corp. - Class A	23	797
Consolidated Communications Holdings Inc. (b)	—	4
Electronic Arts Inc. (a)	2	129
EW Scripps Co. - Class A	1	10
Facebook Inc. - Class A (a)	27	3,510
Iridium Communications Inc. (a)	1	19
John Wiley & Sons Inc. - Class A	—	15
Live Nation Inc. (a)	2	75
Marcus Corp.	—	8
Netflix Inc. (a)	5	1,299
New York Times Co. - Class A (b)	2	34
QuinStreet Inc. (a)	—	6
Take-Two Interactive Software Inc. (a)	1	129
TechTarget Inc. (a)	—	3
TripAdvisor Inc. (a)	1	41
Twenty-First Century Fox Inc. - Class A	6	263
Twenty-First Century Fox Inc. - Class B	2	115
Twitter Inc. (a)	8	231
VeriSign Inc. (a)	1	176
Verizon Communications Inc.	46	2,589
Vonage Holdings Corp. (a)	1	11
Walt Disney Co.	9	1,012
World Wrestling Entertainment Inc. - Class A	1	36
Yelp Inc. - Class A (a)	1	30
		17,904
Consumer Discretionary 12.3%
Aaron's Inc.	—	16
Adtalem Global Education Inc. (a)	1	30
Advance Auto Parts Inc.	1	80
Amazon.com Inc. (a)	5	6,873
American Public Education Inc. (a)	—	5
Aptiv Plc	2	117
Asbury Automotive Group Inc. (a)	—	7
Ascena Retail Group Inc. (a)	2	5
AutoZone Inc. (a)	—	231
Belmond Ltd. - Class A (a)	1	24
BJ's Restaurants Inc.	—	12
Booking Holdings Inc. (a)	—	429
Brinker International Inc. (b)	—	18
Callaway Golf Co.	1	11
Career Education Corp. (a)	1	8
Carmax Inc. (a)	1	56
Carter's Inc.	—	22
Cavco Industries Inc. (a)	—	13
Cheesecake Factory Inc. (b)	—	10

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

122

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Childrens Place Retail Stores Inc.	—	16
Chipotle Mexican Grill Inc. (a)	—	115
Churchill Downs Inc.	—	32
Cracker Barrel Old Country Store Inc. (b)	—	23
Crocs Inc. (a)	1	19
Darden Restaurants Inc.	1	96
Dave & Buster's Entertainment Inc.	1	20
Deckers Outdoor Corp. (a)	—	41
Dine Brands Global Inc.	—	13
Dollar General Corp.	3	311
Domino's Pizza Inc.	1	115
Dorman Products Inc. (a)	—	29
DSW Inc. - Class A	—	10
Dunkin' Brands Group Inc.	1	37
eBay Inc. (a)	4	110
El Pollo Loco Holdings Inc. (a)	—	4
Eldorado Resorts Inc. (a) (b)	1	26
Expedia Group Inc.	1	92
Five Below Inc. (a)	1	63
Foot Locker Inc.	1	32
Fox Factory Holding Corp. (a)	—	26
Garmin Ltd.	1	52
Gentex Corp.	2	43
Gentherm Inc. (a)	—	11
Guess Inc.	1	13
H&R Block Inc.	1	34
HanesBrands Inc.	2	20
Hasbro Inc.	1	60
Helen of Troy Ltd. (a)	—	38
Hilton Worldwide Holdings Inc.	3	232
Home Depot Inc.	6	996
International Speedway Corp. - Class A	—	6
iRobot Corp. (a) (b)	—	26
Jack in the Box Inc.	—	15
Lowe's Cos. Inc.	4	382
Macy's Inc.	1	41
Marriott International Inc. - Class A	1	139
Mattel Inc. (a) (b)	2	19
McDonald's Corp.	9	1,524
Monarch Casino & Resort Inc. (a)	—	4
Monro Inc.	—	24
Movado Group Inc.	—	4
Newell Brands Inc.	2	45
Nike Inc. - Class B	7	538
Nordstrom Inc.	1	28
NutriSystem Inc.	—	7
NVR Inc. (a)	—	58
Ollie's Bargain Outlet Holdings Inc. (a)	1	38
O'Reilly Automotive Inc. (a)	1	302
Oxford Industries Inc.	—	9
Papa John's International Inc. (b)	—	5
Penn National Gaming Inc. (a)	1	14
Pool Corp.	1	67
Regis Corp. (a)	—	6
RH (a) (b)	—	14
Ross Stores Inc.	2	200
Ruth's Hospitality Group Inc.	—	5
Sally Beauty Holdings Inc. (a)	1	14
Scientific Games Corp. - Class A (a) (b)	1	12
Service Corp. International	2	80
Shake Shack Inc. - Class A (a)	—	14
Shoe Carnival Inc. (b)	—	4
Shutterfly Inc. (a)	—	10
Shutterstock Inc.	—	5
Six Flags Entertainment Corp.	—	23
Sleep Number Corp. (a)	—	13
Sotheby's (a)	—	8
Stamps.com Inc. (a)	—	29
Standard Motor Products Inc.	—	5
Starbucks Corp.	7	456
Steven Madden Ltd.	—	13
Strategic Education Inc.	—	27
Sturm Ruger & Co. Inc.	—	7
Tailored Brands Inc.	1	7
Tapestry Inc.	2	72
	Shares/Par[1]	Value ($)
Tempur Sealy International Inc. (a)	—	12
Texas Roadhouse Inc.	1	30
Tiffany & Co.	1	44
TJX Cos. Inc.	14	619
Tractor Supply Co.	1	111
Tupperware Brands Corp.	—	6
Ulta Beauty Inc. (a)	1	152
Under Armour Inc. - Class A (a)	1	23
Under Armour Inc. - Class C (a)	1	22
Urban Outfitters Inc. (a)	1	27
VF Corp.	4	255
Weight Watchers International Inc. (a)	—	16
Wendy's Co.	2	32
Williams-Sonoma Inc. (b)	1	23
Wingstop Inc.	—	21
Wolverine World Wide Inc.	1	20
Wyndham Destinations Inc.	1	27
Wyndham Hotels & Resorts Inc.	1	50
Yum! Brands Inc.	3	314
		16,819
Consumer Staples 5.2%
Avon Products Inc. (a)	5	7
B&G Foods Inc. (b)	1	14
Boston Beer Co. Inc. - Class A (a)	—	23
Brown-Forman Corp. - Class B	2	87
Calavo Growers Inc. (b)	—	9
Cal-Maine Foods Inc.	—	5
Chefs' Warehouse Inc. (a)	—	3
Church & Dwight Co. Inc.	3	177
Clorox Co.	1	216
Coca-Cola Co.	22	1,045
Colgate-Palmolive Co.	6	326
Constellation Brands Inc. - Class A	2	298
Edgewell Personal Care Co. (a)	—	11
Energizer Holdings Inc.	—	15
Estee Lauder Cos. Inc. - Class A	2	226
Flowers Foods Inc.	1	19
Hershey Co.	1	102
Hormel Foods Corp.	3	125
Inter Parfums Inc.	—	13
J&J Snack Foods Corp.	—	17
Kellogg Co.	3	157
Kimberly-Clark Corp.	2	236
Lamb Weston Holdings Inc.	2	120
Lancaster Colony Corp.	—	38
McCormick & Co. Inc.	1	185
Medifast Inc.	—	17
MGP Ingredients Inc. (b)	—	7
Monster Beverage Corp. (a)	4	218
PepsiCo Inc.	10	1,054
Philip Morris International Inc.	9	589
Post Holdings Inc. (a)	1	64
Procter & Gamble Co.	16	1,423
Sysco Corp.	3	212
Tootsie Roll Industries Inc. (b)	—	7
WD-40 Co.	—	28
		7,093
Energy 3.4%
Anadarko Petroleum Corp.	6	240
Apache Corp.	4	107
Apergy Corp. (a)	1	13
Archrock Inc.	1	10
Cabot Oil & Gas Corp.	3	73
Callon Petroleum Co. (a)	3	16
Carrizo Oil & Gas Inc. (a)	1	10
Chesapeake Energy Corp. (a) (b)	5	10
Cimarex Energy Co.	1	36
CNX Resources Corp. (a)	2	25
Concho Resources Inc. (a)	1	122
ConocoPhillips Co.	13	793
CONSOL Energy Inc. (a)	—	3
Core Laboratories NV (b)	—	16
Denbury Resources Inc. (a) (b)	5	8
Devon Energy Corp.	5	113

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

123

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Diamondback Energy Inc.	2	156
Ensco Plc - Class A (b)	5	17
Equitrans Midstream Corp. (a)	2	44
Exxon Mobil Corp.	26	1,795
Hess Corp.	2	61
HighPoint Resources Corp. (a)	1	3
HollyFrontier Corp.	2	88
KLX Energy Services Holdings Inc. (a)	—	4
Marathon Oil Corp.	9	128
Matador Resources Co. (a)	1	11
Murphy Oil Corp.	2	41
Nabors Industries Ltd.	2	3
Newfield Exploration Co. (a)	1	15
Noble Corp. Plc (a)	1	3
Occidental Petroleum Corp.	8	510
ONEOK Inc.	3	136
PBF Energy Inc. - Class A	1	19
Penn Virginia Corp. (a)	—	8
ProPetro Holding Corp. (a)	1	10
QEP Resources Inc. (a)	3	14
Renewable Energy Group Inc. (a) (b)	—	10
Southwestern Energy Co. (a)	3	10
Transocean Ltd. (a)	3	17
Unit Corp. (a)	—	4
		4,702
Financials 5.9%
American Equity Investment Life Holding Co.	1	13
American Express Co.	4	378
Ameriprise Financial Inc.	1	90
Amerisafe Inc.	—	8
Aon Plc - Class A	2	245
Arthur J Gallagher & Co.	1	100
Axos Financial Inc. (a)	—	8
BancorpSouth Bank	1	13
Bank of Hawaii Corp.	—	16
Berkshire Hathaway Inc. - Class B (a)	10	2,118
Blucora Inc. (a)	1	14
Brookline Bancorp Inc.	—	5
Brown & Brown Inc.	3	71
CBOE Global Markets Inc.	1	122
Central Pacific Financial Corp.	—	5
Charles Schwab Corp.	7	291
Cincinnati Financial Corp.	1	61
City Holdings Co.	—	12
Comerica Inc.	1	58
Commerce Bancshares Inc.	1	40
Community Bank System Inc.	1	32
CVB Financial Corp.	1	11
Discover Financial Services	2	139
E*TRADE Financial Corp.	2	79
East West Bancorp Inc.	1	39
Eaton Vance Corp.	1	29
eHealth Inc. (a)	—	7
Evercore Inc. - Class A	—	16
FactSet Research Systems Inc.	—	83
Federated Investors Inc. - Class B	1	15
First Bancorp Inc.	1	10
First Financial Bankshares Inc. (b)	1	43
First Midwest Bancorp Inc.	1	12
First Republic Bank	2	157
FirstCash Inc.	1	36
FNB Corp.	2	16
Genworth Financial Inc. - Class A (a)	2	11
Glacier Bancorp Inc.	1	37
Granite Point Mortgage Trust Inc.	—	3
Great Western Bancorp Inc.	—	9
Green Dot Corp. - Class A (a)	1	42
Hanover Insurance Group Inc.	—	22
HCI Group Inc.	—	4
Heritage Financial Corp.	—	6
Home Bancshares Inc.	1	11
HomeStreet Inc. (a)	—	3
Independent Bank Corp.	—	22
Interactive Brokers Group Inc.	1	32
	Shares/Par[1]	Value ($)
Intercontinental Exchange Inc.	6	478
Investment Technology Group Inc.	—	11
Kemper Corp.	—	22
LegacyTexas Financial Group Inc.	1	16
LendingTree Inc. (a) (b)	—	18
MarketAxess Holdings Inc.	—	86
Marsh & McLennan Cos. Inc.	4	281
MB Financial Inc.	1	20
Mercury General Corp.	—	7
Moody's Corp.	1	129
MSCI Inc.	1	144
NASDAQ Inc.	1	72
National Bank Holdings Corp. - Class A	—	6
Navigators Group Inc.	—	17
NMI Holdings Inc. - Class A (a)	—	7
Northern Trust Corp.	1	109
OFG Bancorp	—	4
Old National Bancorp	2	25
Preferred Bank	—	5
Primerica Inc.	1	47
Progressive Corp.	4	210
RLI Corp.	—	30
S&P Global Inc.	3	474
S&T Bancorp Inc.	—	6
Seacoast Banking Corp. of Florida (a)	1	12
SEI Investments Co.	1	40
Selective Insurance Group Inc.	—	27
ServisFirst Bancshares Inc.	—	8
Signature Bank	—	36
SLM Corp. (a)	5	40
Sterling Bancorp	1	21
SVB Financial Group (a)	1	112
T. Rowe Price Group Inc.	1	126
Tompkins Financial Corp.	—	2
Torchmark Corp.	1	38
Triumph Bancorp Inc. (a)	—	8
TrustCo Bank Corp.	—	2
U.S. Bancorp	17	767
UMB Financial Corp.	1	29
United Fire Group Inc.	—	13
Universal Insurance Holdings Inc.	—	13
Veritex Holdings Inc. (a) (b)	—	2
Virtus Investment Partners Inc.	—	3
Waddell & Reed Financial Inc. - Class A (b)	—	8
Westamerica Bancorp (b)	—	16
WisdomTree Investments Inc. (b)	1	5
World Acceptance Corp. (a)	—	4
		8,150
Health Care 18.3%
Abbott Laboratories	20	1,414
AbbVie Inc.	9	805
Abiomed Inc. (a)	1	163
Acorda Therapeutics Inc. (a)	—	3
Addus HomeCare Corp. (a)	—	7
Agilent Technologies Inc.	2	138
Akorn Inc. (a)	1	3
Alexion Pharmaceuticals Inc. (a)	2	238
Align Technology Inc. (a)	1	95
Amedisys Inc. (a)	—	38
Amgen Inc.	5	908
AMN Healthcare Services Inc. (a)	1	31
Amphastar Pharmaceuticals Inc. (a)	—	7
AngioDynamics Inc. (a)	—	8
ANI Pharmaceuticals Inc. (a)	—	4
Avanos Medical Inc. (a)	1	23
Baxter International Inc.	2	160
Becton Dickinson & Co.	2	426
Biogen Inc. (a)	1	367
Bio-Rad Laboratories Inc. - Class A (a)	—	52
Bio-Techne Corp.	—	61
BioTelemetry Inc. (a)	—	23
Boston Scientific Corp. (a)	15	544
Bristol-Myers Squibb Co.	9	484
Cambrex Corp. (a)	—	10

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

124

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Cantel Medical Corp.	—	16
Catalent Inc. (a)	1	31
Celgene Corp. (a)	4	237
Cerner Corp. (a)	4	192
Charles River Laboratories International Inc. (a)	—	37
Chemed Corp.	—	50
Cigna Corp.	2	464
Computer Programs & Systems Inc.	—	—
Conmed Corp.	—	18
Cooper Cos. Inc.	—	68
Corcept Therapeutics Inc. (a) (b)	1	17
Corvel Corp. (a)	—	7
CryoLife Inc. (a)	—	10
Cutera Inc. (a)	—	2
Cytokinetics Inc. (a)	—	—
Danaher Corp.	4	399
DaVita Inc. (a)	1	70
Eagle Pharmaceuticals Inc. (a)	—	3
Edwards Lifesciences Corp. (a)	2	356
Eli Lilly & Co.	11	1,209
Emergent BioSolutions Inc. (a)	—	19
Enanta Pharmaceuticals Inc. (a)	—	14
Encompass Health Corp.	1	68
Endo International Plc (a)	2	16
Ensign Group Inc.	1	21
Exelixis Inc. (a)	2	36
Globus Medical Inc. - Class A (a)	1	34
Haemonetics Corp. (a)	1	57
HCA Healthcare Inc.	3	366
HealthEquity Inc. (a)	1	33
HealthStream Inc.	—	2
Henry Schein Inc. (a)	1	58
Heska Corp. (a)	—	5
Hill-Rom Holdings Inc.	1	66
HMS Holdings Corp. (a)	1	26
Hologic Inc. (a)	2	73
Humana Inc.	2	440
ICU Medical Inc. (a)	—	42
Idexx Laboratories Inc. (a)	1	178
Illumina Inc. (a)	2	491
Incyte Corp. (a)	1	66
Innoviva Inc. (a)	1	13
Inogen Inc. (a)	—	15
Integer Holdings Corp. (a)	—	26
Integra LifeSciences Holdings Corp. (a)	1	35
Intuitive Surgical Inc. (a)	1	609
Iqvia Ltd. (a)	1	148
Johnson & Johnson	18	2,276
Lantheus Holdings Inc. (a)	—	5
LeMaitre Vascular Inc.	—	3
LHC Group Inc. (a)	—	21
Ligand Pharmaceuticals Inc. (a)	—	31
LivaNova Plc (a)	1	49
Luminex Corp.	1	10
Mallinckrodt Plc (a)	1	14
Masimo Corp. (a)	1	57
Medicines Co. (a) (b)	1	10
Medidata Solutions Inc. (a)	—	29
Medpace Holdings Inc. (a)	—	15
Medtronic Plc	15	1,355
Merck & Co. Inc.	29	2,207
Meridian Bioscience Inc.	1	8
Merit Medical Systems Inc. (a)	1	34
Mettler-Toledo International Inc. (a)	—	107
Molina Healthcare Inc. (a)	1	79
Momenta Pharmaceuticals Inc. (a)	1	8
Myriad Genetics Inc. (a)	1	14
Natus Medical Inc. (a)	—	5
Neogen Corp. (a)	1	33
Nextgen Healthcare Inc. (a)	1	9
NuVasive Inc. (a)	1	28
Omnicell Inc. (a)	1	28
OraSure Technologies Inc. (a)	—	5
Orthofix Medical Inc. (a)	—	8
PerkinElmer Inc.	1	52
	Shares/Par[1]	Value ($)
Pfizer Inc.	64	2,812
Phibro Animal Health Corp. - Class A	—	5
PRA Health Sciences Inc. (a)	1	60
Progenics Pharmaceuticals Inc. (a)	1	4
Regeneron Pharmaceuticals Inc. (a)	1	193
Regenxbio Inc. (a)	—	14
Repligen Corp. (a)	1	24
ResMed Inc.	2	180
Spectrum Pharmaceuticals Inc. (a)	1	10
Steris Plc	1	99
Stryker Corp.	2	322
Supernus Pharmaceuticals Inc. (a)	1	20
SurModics Inc. (a)	—	5
Syneos Health Inc. - Class A (a)	—	15
Tabula Rasa HealthCare Inc. (a) (b)	—	12
Tactile Systems Technology Inc. (a)	—	8
Teleflex Inc.	1	132
Tenet Healthcare Corp. (a)	—	7
Thermo Fisher Scientific Inc.	5	997
Tivity Health Inc. (a)	—	11
Universal Health Services Inc. - Class B	1	61
US Physical Therapy Inc.	—	14
Vanda Pharmaceuticals Inc. (a)	1	15
Varex Imaging Corp. (a)	—	5
Varian Medical Systems Inc. (a)	1	113
Vertex Pharmaceuticals Inc. (a)	3	471
Waters Corp. (a)	1	101
WellCare Health Plans Inc. (a)	1	130
West Pharmaceutical Services Inc.	1	80
Zimmer Biomet Holdings Inc.	2	232
Zoetis Inc. - Class A	3	254
		25,061
Industrials 8.8%
3M Co.	3	632
AAON Inc.	—	11
AAR Corp.	—	6
Actuant Corp. - Class A	—	7
Aerojet Rocketdyne Holdings Inc. (a)	1	29
Aerovironment Inc. (a)	—	17
Alarm.com Holdings Inc. (a)	—	12
Albany International Corp. - Class A	—	21
Allegiant Travel Co.	—	14
Allegion Plc	1	44
AMETEK Inc.	3	175
Applied Industrial Technologies Inc.	—	12
Axon Enterprise Inc. (a)	1	28
AZZ Inc.	—	8
Barnes Group Inc.	—	14
Boeing Co.	6	1,899
Brady Corp. - Class A	—	16
Brink's Co.	—	21
Carlisle Cos. Inc.	—	42
Chart Industries Inc. (a)	—	10
Cintas Corp.	1	162
Clean Harbors Inc. (a)	—	16
Comfort Systems USA Inc.	—	11
Copart Inc. (a)	2	78
Crane Co.	—	24
CSX Corp.	9	555
Cubic Corp.	—	9
Curtiss-Wright Corp.	1	49
Donaldson Co. Inc. (b)	1	40
Dun & Bradstreet Corp.	—	58
DXP Enterprises Inc. (a)	—	5
Eaton Corp. Plc	2	154
EnerSys Inc.	—	24
Engility Holdings Inc. (a)	—	6
Equifax Inc.	1	76
ESCO Technologies Inc.	—	19
Esterline Technologies Corp. (a)	—	20
Expeditors International of Washington Inc.	2	129
Exponent Inc.	1	30
Fastenal Co.	3	165
Federal Signal Corp.	—	7

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

125

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
FedEx Corp.	1	200
Flowserve Corp.	1	28
Forrester Research Inc.	—	3
Forward Air Corp.	—	12
Franklin Electric Co. Inc.	—	18
FTI Consulting Inc. (a)	—	13
GATX Corp.	—	13
Genesee & Wyoming Inc. - Class A (a)	—	23
Gibraltar Industries Inc. (a)	—	8
Graco Inc.	1	49
Harris Corp.	1	93
Harsco Corp. (a)	1	19
Hawaiian Holdings Inc.	—	6
Healthcare Services Group Inc. (b)	1	20
Heartland Express Inc.	—	6
Heidrick & Struggles International Inc.	—	3
Hillenbrand Inc.	—	11
Honeywell International Inc.	4	547
HUB Group Inc. - Class A (a)	—	6
Hubbell Inc.	—	37
IDEX Corp.	1	108
Illinois Tool Works Inc.	1	174
Ingersoll-Rand Plc	3	245
Insperity Inc.	—	39
ITT Inc.	1	46
JB Hunt Transport Services Inc.	1	60
John Bean Technologies Corp.	—	14
Kaman Corp.	—	8
Kansas City Southern	1	47
KBR Inc.	1	11
Kennametal Inc.	1	30
Kirby Corp. (a)	—	18
Korn/Ferry International	—	16
L3 Technologies Inc.	1	87
Landstar System Inc.	—	30
Lennox International Inc.	—	88
Lincoln Electric Holdings Inc.	—	32
Lindsay Corp.	—	6
Lockheed Martin Corp.	2	433
Masco Corp.	2	49
Matson Inc.	1	15
Mercury Systems Inc. (a)	—	16
Mobile Mini Inc.	1	16
MSA Safety Inc.	—	36
MSC Industrial Direct Co. - Class A	—	18
National Presto Industries Inc. (b)	—	6
Navigant Consulting Inc.	—	6
Nordson Corp.	—	34
Norfolk Southern Corp.	2	309
NOW Inc. (a)	1	6
Old Dominion Freight Line Inc.	1	63
PGT Innovations Inc. (a)	—	6
Proto Labs Inc. (a)	—	34
Raven Industries Inc.	—	16
Raytheon Co.	1	217
Regal-Beloit Corp.	—	17
Republic Services Inc.	1	75
Robert Half International Inc.	1	36
Rockwell Automation Inc.	1	105
Rollins Inc.	2	59
Roper Industries Inc.	1	307
Simpson Manufacturing Co. Inc.	—	14
SPX Corp. (a)	1	13
Teledyne Technologies Inc. (a)	—	45
Tennant Co.	—	5
Tetra Tech Inc.	—	19
Toro Co.	1	42
TransDigm Group Inc. (a)	1	184
Trex Co. Inc. (a)	1	27
Triumph Group Inc.	—	3
UniFirst Corp.	—	24
Union Pacific Corp.	8	1,128
United Parcel Service Inc. - Class B	4	377
United Rentals Inc. (a)	1	53
United Technologies Corp.	4	456
	Shares/Par[1]	Value ($)
US Ecology Inc.	—	15
Verisk Analytics Inc. (a)	1	138
Vicor Corp. (a)	—	5
Wabtec Corp.	—	31
WageWorks Inc. (a)	—	8
Waste Management Inc.	4	389
Watts Water Technologies Inc. - Class A	—	7
Woodward Governor Co.	1	45
WW Grainger Inc.	1	138
Xylem Inc.	2	132
		12,006
Information Technology 24.0%
3D Systems Corp. (a) (b)	1	12
8x8 Inc. (a)	1	19
Accenture Plc - Class A	3	463
ACI Worldwide Inc. (a)	1	35
Adobe Inc. (a)	5	1,229
Advanced Energy Industries Inc. (a)	—	9
Advanced Micro Devices Inc. (a)	10	177
Agilysys Inc. (a)	—	—
Akamai Technologies Inc. (a)	2	108
Alliance Data Systems Corp.	1	77
Amphenol Corp. - Class A	1	105
Analog Devices Inc.	2	193
Ansys Inc. (a)	1	133
Arista Networks Inc. (a)	1	122
ASGN Inc. (a)	1	31
Autodesk Inc. (a)	2	309
Automatic Data Processing Inc.	5	639
Axcelis Technologies Inc. (a)	—	5
Badger Meter Inc.	—	9
Blackbaud Inc.	—	22
Bottomline Technologies Inc. (a)	—	20
Broadcom Inc.	5	1,172
Broadridge Financial Solutions Inc.	1	125
Brooks Automation Inc.	1	22
Cabot Microelectronics Corp.	—	28
Cadence Design Systems Inc. (a)	2	86
CalAmp Corp. (a)	—	4
Cardtronics Plc - Class A (a)	—	10
CDK Global Inc.	1	32
CEVA Inc. (a)	—	5
Ciena Corp. (a)	2	52
Cisco Systems Inc.	50	2,164
Citrix Systems Inc.	1	144
Cognex Corp.	1	40
Cohu Inc.	—	5
CommVault Systems Inc. (a)	—	25
Control4 Corp. (a)	—	3
CoreLogic Inc. (a)	1	30
Cray Inc. (a)	—	6
Cree Inc. (a) (b)	1	48
CSG Systems International Inc.	—	5
CTS Corp.	—	9
Cypress Semiconductor Corp.	4	51
Diodes Inc. (a)	—	7
Ebix Inc. (b)	—	8
Electro Scientific Industries Inc. (a)	—	11
ePlus Inc. (a)	—	5
EVERTEC Inc.	—	12
ExlService Holdings Inc. (a)	—	10
Extreme Networks (a)	1	6
F5 Networks Inc. (a)	1	108
Fabrinet (a)	—	12
Fair Isaac Corp. (a)	—	60
FARO Technologies Inc. (a)	—	4
Fidelity National Information Services Inc.	4	369
Fiserv Inc. (a)	4	326
FleetCor Technologies Inc. (a)	1	117
Fortinet Inc. (a)	2	111
Gartner Inc. (a)	1	128
Global Payments Inc.	2	182
Harmonic Inc. (a)	1	4
IHS Markit Ltd. (a)	4	194

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

126

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Integrated Device Technology Inc. (a)	1	69
Intel Corp.	34	1,592
InterDigital Inc.	—	16
Intuit Inc.	3	569
j2 Global Inc.	1	36
Jack Henry & Associates Inc.	1	58
Kemet Corp.	1	12
Keysight Technologies Inc. (a)	2	127
KLA-Tencor Corp.	1	90
Knowles Corp. (a)	1	7
Kopin Corp. (a)	—	—
Leidos Holdings Inc.	2	85
Littelfuse Inc.	—	47
LivePerson Inc. (a)	—	8
LiveRamp Holdings Inc. (a) (b)	1	33
Lumentum Holdings Inc. (a)	—	16
Manhattan Associates Inc. (a)	1	20
Mastercard Inc. - Class A	10	1,911
Maxim Integrated Products Inc.	2	94
MAXIMUS Inc.	1	46
MaxLinear Inc. - Class A (a)	1	8
Microchip Technology Inc. (b)	2	106
Microsoft Corp.	86	8,745
MicroStrategy Inc. - Class A (a)	—	5
Monolithic Power Systems Inc.	—	49
Monotype Imaging Holdings Inc.	—	2
Motorola Solutions Inc.	2	209
MTS Systems Corp.	—	3
Nanometrics Inc. (a)	—	7
National Instruments Corp.	1	56
NetApp Inc.	3	167
NIC Inc.	—	2
Nvidia Corp.	4	483
OneSpan Inc. (a)	—	3
Oracle Corp.	14	643
OSI Systems Inc. (a)	—	6
Park Electrochemical Corp.	—	—
Paychex Inc.	2	144
PayPal Holdings Inc. (a)	13	1,103
Perficient Inc. (a)	—	8
Plantronics Inc.	—	5
Power Integrations Inc.	—	13
Progress Software Corp.	—	13
PTC Inc. (a)	1	97
QUALCOMM Inc.	7	395
Qualys Inc. (a)	—	18
Red Hat Inc. (a)	2	345
Rogers Corp. (a)	—	14
Rudolph Technologies Inc. (a)	—	5
Sabre Corp.	3	65
Salesforce.com Inc. (a)	9	1,166
Seagate Technology	2	69
Semtech Corp. (a)	1	33
Silicon Laboratories Inc. (a)	1	38
Skyworks Solutions Inc.	1	85
SMART Global Holdings Inc. (a)	—	3
SolarEdge Technologies Inc. (a) (b)	—	11
SPS Commerce Inc. (a)	—	16
Synaptics Inc. (a)	—	8
Synopsys Inc. (a)	1	86
Teradata Corp. (a)	1	50
Teradyne Inc.	1	41
Texas Instruments Inc.	7	669
Total System Services Inc.	1	108
Travelport Worldwide Ltd.	1	10
Trimble Inc. (a)	3	92
Tyler Technologies Inc. (a)	—	80
Ultimate Software Group Inc. (a)	—	85
Unisys Corp. (a)	1	6
Universal Display Corp. (b)	—	30
Versum Materials Inc.	1	24
ViaSat Inc. (a) (b)	—	18
Viavi Solutions Inc. (a)	3	25
Virtusa Corp. (a)	—	14
Visa Inc. - Class A	20	2,584
	Shares/Par[1]	Value ($)
Western Union Co.	2	35
WEX Inc. (a)	1	67
Xilinx Inc.	3	237
Zebra Technologies Corp. - Class A (a)	1	95
		32,797
Materials 2.2%
Air Products & Chemicals Inc.	3	393
AK Steel Holding Corp. (a) (b)	2	5
Allegheny Technologies Inc. (a)	1	29
AptarGroup Inc.	—	36
Avery Dennison Corp.	1	44
Balchem Corp.	—	18
Ball Corp.	2	112
Bemis Co. Inc.	1	22
Cabot Corp.	—	16
Celanese Corp. - Class A	1	69
CF Industries Holdings Inc.	1	48
Chemours Co.	2	51
Eagle Materials Inc.	—	18
Eastman Chemical Co.	1	59
Ecolab Inc.	3	419
FMC Corp.	1	55
Freeport-McMoRan Inc. - Class B	7	72
Greif Inc. - Class A	—	5
Hawkins Inc.	—	4
Ingevity Corp. (a)	—	24
Innospec Inc.	—	17
Kaiser Aluminum Corp.	—	16
Linde Plc	4	636
Louisiana-Pacific Corp.	1	17
Martin Marietta Materials Inc.	—	68
Materion Corp.	—	6
Mosaic Co.	2	52
NewMarket Corp.	—	26
PPG Industries Inc.	1	126
Quaker Chemical Corp.	—	26
Royal Gold Inc.	1	42
RPM International Inc.	2	85
Scotts Miracle-Gro Co. - Class A	—	14
Sensient Technologies Corp.	—	13
Sherwin-Williams Co.	1	226
SunCoke Energy Inc. (a)	1	6
Valvoline Inc.	1	18
Vulcan Materials Co.	1	70
		2,963
Real Estate 3.7%
Acadia Realty Trust	1	12
Agree Realty Corp.	—	22
American Assets Trust Inc.	—	11
American Campus Communities Inc.	2	61
American Tower Corp.	5	776
Apartment Investment & Management Co. - Class A	2	75
Armada Hoffler Properties Inc.	1	8
ARMOUR Residential REIT Inc.	—	5
AvalonBay Communities Inc.	1	180
Boston Properties Inc.	1	102
Camden Property Trust	1	54
CareTrust REIT Inc.	1	17
Community Healthcare Trust Inc.	—	3
CoreCivic Inc.	1	11
Coresite Realty Corp.	—	23
Cousins Properties Inc.	3	19
Crown Castle International Corp.	2	208
CyrusOne Inc.	1	61
DiamondRock Hospitality Co.	1	13
Digital Realty Trust Inc.	1	138
Douglas Emmett Inc.	1	32
Duke Realty Corp.	3	67
Easterly Government Properties Inc.	1	13
EastGroup Properties Inc.	—	37
EPR Properties	1	34
Equinix Inc.	1	191
Equity Residential Properties Inc.	3	185
Essex Property Trust Inc.	1	132

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

127

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Extra Space Storage Inc.	1	88
Federal Realty Investment Trust	—	46
First Industrial Realty Trust Inc.	1	28
Four Corners Property Trust Inc.	1	21
Geo Group Inc.	1	12
Getty Realty Corp.	—	9
Global Net Lease Inc.	—	6
Government Properties Income Trust (b)	1	4
HCP Inc.	5	143
Healthcare Realty Trust Inc.	1	23
HFF Inc. - Class A	—	7
Highwoods Properties Inc.	1	21
Host Hotels & Resorts Inc.	4	63
JBG Smith Properties	1	29
Lamar Advertising Co. - Class A	1	41
Liberty Property Trust	1	38
Life Storage Inc.	1	48
LTC Properties Inc.	—	12
Mack-Cali Realty Corp.	1	12
Marcus & Millichap Inc. (a)	—	8
Medical Properties Trust Inc.	4	64
Mid-America Apartment Communities Inc.	1	66
National Retail Properties Inc.	2	84
National Storage Affiliates Trust	1	19
New York Mortgage Trust Inc.	1	5
Omega Healthcare Investors Inc.	2	76
Pebblebrook Hotel Trust	1	20
PS Business Parks Inc.	—	17
Public Storage	2	333
Rayonier Inc.	1	25
Realty Income Corp.	2	146
Redwood Trust Inc.	1	13
Regency Centers Corp.	1	48
RPT Realty	—	5
Saul Centers Inc.	—	4
SBA Communications Corp. (a)	1	127
Simon Property Group Inc.	2	384
Tanger Factory Outlet Centers Inc. (b)	1	11
Taubman Centers Inc.	—	18
UDR Inc.	2	68
Uniti Group Inc. (b)	2	31
Universal Health Realty Income Trust	—	6
Urban Edge Properties	1	13
Urstadt Biddle Properties Inc. - Class A	—	6
Vornado Realty Trust	1	63
Washington Prime Group Inc.	2	10
Weingarten Realty Investors	1	19
Welltower Inc.	4	284
		5,114
Utilities 2.0%
Alliant Energy Corp.	2	61
Ameren Corp.	3	171
American States Water Co.	—	18
American Water Works Co. Inc.	1	115
Aqua America Inc.	1	32
Atmos Energy Corp.	1	69
Avista Corp.	—	15
Black Hills Corp.	1	36
California Water Service Group	—	15
CMS Energy Corp.	2	85
Dominion Energy Inc.	4	274
El Paso Electric Co.	—	14
Eversource Energy	2	122
Hawaiian Electric Industries Inc.	1	21
IDACORP Inc.	—	30
National Fuel Gas Co. (b)	1	47
NextEra Energy Inc.	5	919
Northwest Natural Holding Co.	—	13
NorthWestern Corp.	—	19
NRG Energy Inc.	3	126
OGE Energy Corp.	1	47
ONE Gas Inc.	—	24
Pinnacle West Capital Corp.	1	103
Spire Inc.	—	18
	Shares/Par[1]	Value ($)
UGI Corp.	2	100
Vectren Corp.	1	40
WEC Energy Group Inc.	2	116
Xcel Energy Inc.	3	123
		2,773
Total Common Stocks (cost $143,680)		135,382
INVESTMENT COMPANIES 0.0%
iShares S&P 400 Growth Index Fund	—	—
iShares S&P 500 Growth Index Fund	—	3
iShares S&P Small-Cap 600 Growth ETF	—	—
Total Investment Companies (cost $3)		3
SHORT TERM INVESTMENTS 1.4%
Investment Companies 0.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	1,269	1,269
Securities Lending Collateral 0.4%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	575	575
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	55	55
Total Short Term Investments (cost $1,899)		1,899
Total Investments 100.3% (cost $145,582)		137,284
Other Derivative Instruments 0.0%		4
Other Assets and Liabilities, Net (0.3)%		(480)
Total Net Assets 100.0%		136,808

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e)   All or a portion of the security is pledged or segregated as collateral.

(f)  The coupon rate represents the yield to maturity.

JNL/Mellon Capital S&P 1500 Value Index Fund
COMMON STOCKS 97.2%
Communication Services 5.2%
Activision Blizzard Inc.	2	109
AMC Networks Inc. - Class A (a)	—	5
AT&T Inc.	23	644
Cable One Inc.	—	5
Cars.com Inc. (a) (b)	—	2
CBS Corp. - Class B	1	46
CenturyLink Inc.	3	43
Charter Communications Inc. - Class A (a)	—	88
Cincinnati Bell Inc. (a)	—	2
Cinemark Holdings Inc.	—	7
Cogent Communications Group Inc.	—	2
Comcast Corp. - Class A	8	259
Consolidated Communications Holdings Inc.	—	1
Discovery Inc. - Class A (a) (b)	1	12
Discovery Inc. - Class C (a)	1	25
DISH Network Corp. - Class A (a)	1	18
Electronic Arts Inc. (a)	1	39
Frontier Communications Corp. (b)	—	1
Gannett Co. Inc.	—	3
Interpublic Group of Cos. Inc.	1	24
John Wiley & Sons Inc. - Class A	—	2
Meredith Corp. (b)	—	6
New Media Investment Group Inc.	—	2
News Corp. - Class A	1	13
News Corp. - Class B	1	4
Omnicom Group Inc.	1	52
Scholastic Corp.	—	3
Spok Holdings Inc.	—	1
Tegna Inc.	1	7
Telephone & Data Systems Inc.	—	10
TripAdvisor Inc. (a)	—	6
Twenty-First Century Fox Inc. - Class A	2	86
Twenty-First Century Fox Inc. - Class B	1	40
Viacom Inc. - Class B	1	27
Vonage Holdings Corp. (a)	—	3

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

128

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Walt Disney Co.	2	223
		1,820
Consumer Discretionary 7.5%
Aaron's Inc.	—	4
Abercrombie & Fitch Co. - Class A	—	4
Adient Plc	—	4
Advance Auto Parts Inc.	—	13
American Axle & Manufacturing Holdings Inc. (a)	—	4
American Eagle Outfitters Inc.	1	10
Aptiv Plc	—	18
Asbury Automotive Group Inc. (a)	—	2
AutoNation Inc. (a)	—	6
Barnes & Noble Education Inc. (a)	—	—
Barnes & Noble Inc.	—	1
Bed Bath & Beyond Inc. (b)	1	5
Best Buy Co. Inc.	1	37
Big Lots Inc.	—	4
Booking Holdings Inc. (a)	—	129
BorgWarner Inc.	1	23
Boyd Gaming Corp.	—	5
Brunswick Corp.	—	12
Buckle Inc. (b)	—	1
Caleres Inc.	—	3
Callaway Golf Co.	—	1
Carmax Inc. (a)	—	18
Carnival Plc	1	62
Carter's Inc.	—	5
Cato Corp. - Class A	—	1
Cheesecake Factory Inc. (b)	—	3
Chico's FAS Inc.	—	2
Chuy's Holdings Inc. (a)	—	—
Cooper Tire & Rubber Co.	—	6
Cooper-Standard Holding Inc. (a)	—	3
Core-Mark Holding Co. Inc.	—	3
Cracker Barrel Old Country Store Inc. (b)	—	5
D.R. Horton Inc.	1	37
Dana Holding Corp.	1	6
Darden Restaurants Inc.	—	11
Delphi Technologies Plc	—	4
Dick's Sporting Goods Inc.	—	7
Dillard's Inc. - Class A (b)	—	3
Dollar Tree Inc. (a)	1	66
DSW Inc. - Class A	—	2
Dunkin' Brands Group Inc.	—	6
eBay Inc. (a)	2	49
Ethan Allen Interiors Inc.	—	1
Expedia Group Inc.	—	15
Express Inc. (a)	—	1
Fiesta Restaurant Group Inc. (a)	—	1
Foot Locker Inc.	—	10
Ford Motor Co.	12	93
Fossil Group Inc. (a)	—	2
Francesca's Holdings Corp. (a)	—	—
GameStop Corp. - Class A (b)	—	4
Gap Inc.	1	17
Garmin Ltd.	—	9
Garrett Motion Inc. (a)	—	3
General Motors Co.	4	137
Genesco Inc. (a)	—	2
Gentex Corp.	—	5
Gentherm Inc. (a)	—	1
Genuine Parts Co.	1	43
G-III Apparel Group Ltd. (a)	—	4
Goodyear Tire & Rubber Co.	1	14
Graham Holdings Co.	—	8
Group 1 Automotive Inc.	—	3
H&R Block Inc. (b)	—	6
HanesBrands Inc.	1	8
Harley-Davidson Inc.	1	17
Hasbro Inc.	—	12
Haverty Furniture Cos. Inc.	—	1
Hibbett Sports Inc. (a)	—	1
Home Depot Inc.	2	325
Installed Building Products Inc. (a)	—	2
	Shares/Par[1]	Value ($)
International Speedway Corp. - Class A	—	2
J.C. Penney Co. Inc. (a) (b)	1	1
Jack in the Box Inc.	—	2
KB Home	—	5
Kirkland's Inc. (a)	—	—
Kohl's Corp.	1	33
La-Z-Boy Inc.	—	4
LCI Industries	—	5
Leggett & Platt Inc.	1	14
Lennar Corp. - Class A	1	36
LGI Homes Inc. (a) (b)	—	2
Limited Brands Inc.	1	18
Lithia Motors Inc. - Class A	—	5
LKQ Corp. (a)	1	24
Lowe's Cos. Inc.	1	125
Lumber Liquidators Holdings Inc. (a)	—	1
M/I Homes Inc. (a)	—	2
Macy's Inc.	1	17
MarineMax Inc. (a)	—	1
Marriott International Inc. - Class A	1	57
Marriott Vacations Worldwide Corp.	—	8
Mattel Inc. (a) (b)	1	5
MDC Holdings Inc.	—	4
Meritage Homes Corp. (a)	—	4
MGM Resorts International	2	38
Michael Kors Holdings Ltd. (a)	1	19
Michaels Cos. Inc. (a) (b)	—	4
Mohawk Industries Inc. (a)	—	24
Monarch Casino & Resort Inc. (a)	—	2
Motorcar Parts of America Inc. (a)	—	2
Movado Group Inc.	—	1
Murphy USA Inc. (a)	—	7
Nautilus Inc. (a)	—	1
Newell Brands Inc.	1	12
Nike Inc. - Class B	2	144
Nordstrom Inc.	—	9
Norwegian Cruise Line Holdings Ltd. (a)	1	30
NutriSystem Inc.	—	2
NVR Inc. (a)	—	10
Office Depot Inc.	2	4
Oxford Industries Inc.	—	1
Papa John's International Inc. (b)	—	2
Penn National Gaming Inc. (a)	—	3
PetMed Express Inc. (b)	—	1
Polaris Industries Inc.	—	13
Pulte Homes Inc.	1	22
PVH Corp.	—	21
Ralph Lauren Corp. - Class A	—	18
Red Robin Gourmet Burgers Inc. (a)	—	1
Rent-A-Center Inc. (a) (b)	—	2
RH (a) (b)	—	3
Ross Stores Inc.	1	42
Royal Caribbean Cruises Ltd.	1	53
Sally Beauty Holdings Inc. (a) (b)	—	2
Shutterfly Inc. (a)	—	2
Shutterstock Inc.	—	1
Signet Jewelers Ltd. (b)	—	5
Six Flags Entertainment Corp.	—	6
Skechers U.S.A. Inc. - Class A (a)	1	9
Sonic Automotive Inc. - Class A	—	1
Sotheby's (a)	—	2
Standard Motor Products Inc.	—	2
Starbucks Corp.	2	122
Steven Madden Ltd.	—	4
Sturm Ruger & Co. Inc.	—	1
Superior Industries International Inc.	—	—
Tapestry Inc.	—	10
Target Corp.	2	108
Tempur Sealy International Inc. (a)	—	3
Texas Roadhouse Inc.	—	4
Thor Industries Inc.	—	8
Tiffany & Co.	—	15
Tile Shop Holdings Inc.	1	2
Toll Brothers Inc.	1	13
TopBuild Corp. (a)	—	5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

129

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
TRI Pointe Homes Inc. (a)	1	5
Tupperware Brands Corp.	—	3
Under Armour Inc. - Class A (a)	—	4
Under Armour Inc. - Class C (a)	—	4
Unifi Inc. (a)	—	1
Universal Electronics Inc. (a)	—	2
Vera Bradley Inc. (a) (b)	—	1
Vista Outdoor Inc. (a)	—	2
Visteon Corp. (a)	—	5
Vitamin Shoppe Inc. (a)	—	—
Whirlpool Corp.	—	21
William Lyon Homes - Class A (a)	—	1
Williams-Sonoma Inc. (b)	—	6
Winnebago Industries Inc.	—	2
Wolverine World Wide Inc.	—	4
Wyndham Destinations Inc.	—	4
Wynn Resorts Ltd.	—	31
Zumiez Inc. (a)	—	1
		2,618
Consumer Staples 8.7%
Altria Group Inc.	6	288
Andersons Inc.	—	3
Archer-Daniels-Midland Co.	2	72
B&G Foods Inc. (b)	—	2
Calavo Growers Inc. (b)	—	1
Cal-Maine Foods Inc.	—	2
Campbell Soup Co. (b)	1	19
Casey's General Stores Inc.	—	15
Central Garden & Pet Co. (a) (b)	—	1
Central Garden & Pet Co. - Class A (a)	—	4
Chefs' Warehouse Inc. (a)	—	1
Coca-Cola Bottling Co.	—	2
Coca-Cola Co.	6	271
Colgate-Palmolive Co.	1	68
ConAgra Brands Inc.	2	33
Costco Wholesale Corp.	2	277
Coty Inc. - Class A	1	9
Darling Ingredients Inc. (a)	1	9
Dean Foods Co.	—	1
Edgewell Personal Care Co. (a)	—	3
Energizer Holdings Inc.	—	4
Estee Lauder Cos. Inc. - Class A	—	29
Flowers Foods Inc.	—	5
General Mills Inc.	2	73
Hain Celestial Group Inc. (a)	—	4
Hershey Co.	—	18
Ingredion Inc.	—	19
J&J Snack Foods Corp.	—	2
JM Smucker Co.	—	32
John B. Sanfilippo & Son Inc.	—	1
Kimberly-Clark Corp.	1	55
Kraft Heinz Foods Co.	2	84
Kroger Co.	3	69
MGP Ingredients Inc. (b)	—	1
Molson Coors Brewing Co. - Class B	1	32
Mondelez International Inc. - Class A	5	181
Nu Skin Enterprises Inc. - Class A	—	10
PepsiCo Inc.	2	189
Philip Morris International Inc.	3	158
Procter & Gamble Co.	4	313
Sanderson Farms Inc. (b)	—	6
Seneca Foods Corp. - Class A (a)	—	—
SpartanNash Co.	—	2
Sprouts Farmers Market Inc. (a)	1	9
Sysco Corp.	1	36
TreeHouse Foods Inc. (a)	—	8
Tyson Foods Inc. - Class A	1	50
United Natural Foods Inc. (a)	—	1
Universal Corp.	—	4
Walgreens Boots Alliance Inc.	3	171
Walmart Inc.	5	412
		3,059
Energy 6.8%
Apergy Corp. (a)	—	5
	Shares/Par[1]	Value ($)
Baker Hughes a GE Co. LLC - Class A	2	33
Bonanza Creek Energy Inc. (a)	—	1
Bristow Group Inc. (a) (b)	—	—
C&J Energy Services Inc. (a)	—	2
Cabot Oil & Gas Corp.	1	9
CARBO Ceramics Inc. (a) (b)	—	—
Chesapeake Energy Corp. (a) (b)	2	3
Chevron Corp.	6	645
Cimarex Energy Co.	—	8
Cloud Peak Energy Inc. (a)	—	—
Concho Resources Inc. (a)	—	30
CONSOL Energy Inc. (a)	—	3
Core Laboratories NV (b)	—	4
Diamond Offshore Drilling Inc. (a) (b)	—	2
Dril-Quip Inc. (a)	—	4
EOG Resources Inc.	2	157
EQT Corp.	1	14
Era Group Inc. (a)	—	—
Exterran Corp. (a)	—	2
Exxon Mobil Corp.	6	394
Geospace Technologies Corp. (a)	—	—
Green Plains Renewable Energy Inc. (b)	—	2
Gulf Island Fabrication Inc. (a)	—	—
Gulfport Energy Corp. (a) (b)	1	4
Halliburton Co.	3	73
Helix Energy Solutions Group Inc. (a)	1	2
Helmerich & Payne Inc.	—	17
Hess Corp.	—	14
Kinder Morgan Inc.	6	91
Laredo Petroleum Holdings Inc. (a)	—	1
Marathon Petroleum Corp.	2	127
Matador Resources Co. (a)	—	3
Matrix Service Co. (a)	—	2
McDermott International Inc. (a)	1	4
Nabors Industries Ltd.	1	1
National Oilwell Varco Inc.	1	32
Newfield Exploration Co. (a)	—	5
Newpark Resources Inc. (a)	—	2
Noble Corp. Plc (a)	1	1
Noble Energy Inc.	2	27
Oasis Petroleum Inc. (a)	1	4
Oceaneering International Inc. (a)	—	3
Oil States International Inc. (a) (b)	—	3
ONEOK Inc.	1	31
Par Pacific Holdings Inc. (a)	—	1
Patterson-UTI Energy Inc.	1	7
PBF Energy Inc. - Class A	—	7
PDC Energy Inc. (a)	—	6
Phillips 66	1	114
Pioneer Natural Resources Co.	1	70
Range Resources Corp.	1	6
REX Stores Corp. (a)	—	1
Ring Energy Inc. (a)	—	—
Rowan Cos. Plc - Class A (a)	1	3
Schlumberger Ltd.	4	156
SEACOR Holdings Inc. (a)	—	2
SM Energy Co.	1	5
Southwestern Energy Co. (a)	1	3
SRC Energy Inc. (a)	1	3
Superior Energy Services Inc. (a)	1	1
TechnipFMC Plc	1	25
Tetra Technologies Inc. (a)	—	—
Transocean Ltd. (a) (b)	1	6
Unit Corp. (a)	—	2
US Silica Holdings Inc. (b)	—	2
Valero Energy Corp.	1	99
Williams Cos. Inc.	4	83
World Fuel Services Corp.	—	5
WPX Energy Inc. (a) (b)	1	13
		2,385
Financials 21.5%
Affiliated Managers Group Inc.	—	15
Aflac Inc.	3	108
Alleghany Corp.	—	28

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

130

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Allstate Corp.	1	87
Ambac Financial Group Inc. (a)	—	2
American Equity Investment Life Holding Co.	—	4
American Express Co.	1	102
American Financial Group Inc.	—	20
American International Group Inc.	3	109
Ameriprise Financial Inc.	—	20
Ameris Bancorp	—	4
Amerisafe Inc.	—	1
Aon Plc - Class A	—	39
Arthur J Gallagher & Co.	—	14
Aspen Insurance Holdings Ltd.	—	7
Associated Bancorp	1	11
Assurant Inc.	—	14
Axos Financial Inc. (a)	—	2
Banc of California Inc.	—	3
BancorpSouth Bank	—	4
Bank of America Corp.	28	698
Bank of Hawaii Corp.	—	4
Bank of New York Mellon Corp. (c)	3	133
Bank OZK	—	8
Banner Corp.	—	5
BB&T Corp.	3	104
Berkshire Hathaway Inc. - Class B (a)	3	641
Berkshire Hills Bancorp Inc.	—	3
BlackRock Inc.	1	148
Boston Private Financial Holdings Inc.	—	2
Brighthouse Financial Inc. (a)	1	11
Brookline Bancorp Inc.	—	2
Capital One Financial Corp.	2	112
Cathay General Bancorp	—	8
Central Pacific Financial Corp.	—	1
Charles Schwab Corp.	2	74
Chemical Financial Corp.	—	8
Chubb Ltd.	2	185
Cincinnati Financial Corp.	—	19
Citigroup Inc.	8	395
Citizens Financial Group Inc.	2	42
CME Group Inc.	1	209
CNO Financial Group Inc.	1	7
Columbia Banking System Inc.	—	8
Comerica Inc.	—	18
Commerce Bancshares Inc.	—	6
Cullen/Frost Bankers Inc. (b)	—	17
Customers Bancorp Inc. (a)	—	2
CVB Financial Corp.	—	3
Dime Community Bancshares Inc.	—	2
Discover Financial Services	1	23
Donnelley Financial Solutions Inc. (a)	—	2
E*TRADE Financial Corp.	—	13
Eagle Bancorp Inc. (a)	—	5
East West Bancorp Inc.	—	9
Eaton Vance Corp.	—	5
Employer Holdings Inc.	—	4
Encore Capital Group Inc. (a)	—	2
Enova International Inc. (a)	—	2
Evercore Inc. - Class A	—	5
Everest Re Group Ltd.	—	27
EzCorp Inc. - Class A (a)	—	1
Federated Investors Inc. - Class B	—	4
Fidelity Southern Corp.	—	1
Fifth Third Bancorp	2	48
First American Financial Corp.	—	15
First Bancorp Inc.	—	3
First Commonwealth Financial Corp.	—	4
First Financial Bancorp	—	7
First Horizon National Corp.	1	13
First Midwest Bancorp Inc.	—	3
Flagstar Bancorp Inc. (a)	—	2
FNB Corp.	1	5
Franklin Financial Network Inc. (a)	—	1
Franklin Resources Inc.	1	27
Fulton Financial Corp.	1	9
Genworth Financial Inc. - Class A (a)	1	4
Goldman Sachs Group Inc.	1	180
	Shares/Par[1]	Value ($)
Granite Point Mortgage Trust Inc.	—	1
Great Western Bancorp Inc.	—	3
Green Bancorp Inc.	—	1
Greenhill & Co. Inc. (b)	—	1
Hancock Whitney Co.	—	9
Hanmi Financial Corp.	—	2
Hanover Insurance Group Inc.	—	9
Hartford Financial Services Group Inc.	1	50
Heritage Financial Corp.	—	3
Home Bancshares Inc.	—	6
HomeStreet Inc. (a)	—	1
Hope Bancorp Inc.	1	4
Horace Mann Educators Corp.	—	5
Huntington Bancshares Inc.	3	38
Interactive Brokers Group Inc.	—	4
International Bancshares Corp.	—	6
INTL FCStone Inc. (a)	—	1
Invesco Ltd.	1	21
James River Group Holdings Ltd.	—	3
Janus Henderson Group Plc	1	10
Jefferies Financial Group Inc.	1	15
JPMorgan Chase & Co.	10	1,007
Kemper Corp.	—	7
KeyCorp	3	48
Legg Mason Inc.	—	7
Lincoln National Corp.	1	33
Loews Corp.	1	38
M&T Bank Corp.	1	63
Maiden Holdings Ltd.	—	—
Marsh & McLennan Cos. Inc.	1	45
MB Financial Inc.	—	5
Mercury General Corp.	—	2
Meta Financial Group Inc.	—	2
MetLife Inc.	3	126
Moody's Corp.	—	38
Morgan Stanley	4	161
NASDAQ Inc.	—	9
National Bank Holdings Corp. - Class A	—	1
Navient Corp.	1	7
NBT Bancorp Inc.	—	5
New York Community Bancorp Inc.	2	14
NMI Holdings Inc. - Class A (a)	—	2
Northern Trust Corp.	—	26
Northfield Bancorp Inc.	—	2
Northwest Bancshares Inc.	—	5
OFG Bancorp	—	2
Old Republic International Corp.	1	18
Opus Bank	—	1
Oritani Financial Corp.	—	2
Pacific Premier Bancorp Inc. (a)	—	3
PacWest Bancorp	1	12
People's United Financial Inc.	1	17
Pinnacle Financial Partners Inc.	—	10
Piper Jaffray Cos.	—	3
PNC Financial Services Group Inc.	2	168
PRA Group Inc. (a) (b)	—	3
Preferred Bank	—	1
Principal Financial Group Inc.	1	37
ProAssurance Corp.	—	6
Progressive Corp.	1	51
Prosperity Bancshares Inc. (b)	—	12
Provident Financial Services Inc.	—	4
Prudential Financial Inc.	1	105
Raymond James Financial Inc.	1	31
Regions Financial Corp.	3	42
Reinsurance Group of America Inc.	—	27
RenaissanceRe Holdings Ltd.	—	16
S&T Bancorp Inc.	—	2
Safety Insurance Group Inc.	—	4
SEI Investments Co.	—	8
Selective Insurance Group Inc.	—	5
ServisFirst Bancshares Inc.	—	2
Signature Bank	—	7
Simmons First National Corp. - Class A	—	7
Southside Bancshares Inc.	—	3

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

131

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
State Street Corp.	1	75
Sterling Bancorp	—	6
Stewart Information Services Corp.	—	3
Stifel Financial Corp.	—	9
SunTrust Banks Inc.	2	71
Synchrony Financial	2	49
Synovus Financial Corp.	1	14
T. Rowe Price Group Inc.	1	35
TCF Financial Corp.	1	10
Texas Capital Bancshares Inc. (a)	—	7
Third Point Reinsurance Ltd. (a)	—	2
Tompkins Financial Corp.	—	1
Torchmark Corp.	—	13
Travelers Cos. Inc.	1	99
TrustCo Bank Corp.	—	2
Trustmark Corp.	—	5
Umpqua Holdings Corp.	1	10
United Bankshares Inc.	—	9
United Community Banks Inc.	—	5
United Insurance Holdings Corp.	—	1
Unum Group	1	20
Valley National Bancorp	1	9
Veritex Holdings Inc. (a)	—	1
Virtus Investment Partners Inc.	—	1
Waddell & Reed Financial Inc. - Class A (b)	—	2
Walker & Dunlop Inc.	—	4
Washington Federal Inc.	—	6
Webster Financial Corp.	—	13
Wells Fargo & Co.	13	606
Willis Towers Watson Plc	1	62
Wintrust Financial Corp.	—	11
WisdomTree Investments Inc. (b)	—	1
World Acceptance Corp. (a)	—	1
WR Berkley Corp.	—	22
Zions Bancorp	1	24
		7,557
Health Care 11.0%
AbbVie Inc.	2	207
Acadia HealthCare Co. Inc. (a)	—	7
Acorda Therapeutics Inc. (a)	—	1
Agilent Technologies Inc.	1	32
Akorn Inc. (a)	1	2
Align Technology Inc. (a)	—	24
Allergan Plc	1	132
Allscripts-Misys Healthcare Solutions Inc. (a)	1	5
AMAG Pharmaceuticals Inc. (a)	—	2
AmerisourceBergen Corp.	1	35
Amgen Inc.	1	131
Anika Therapeutics Inc. (a)	—	1
Anthem Inc.	1	211
Assertio Therapeutics Inc. (a)	—	—
Baxter International Inc.	1	58
Becton Dickinson & Co.	—	69
Biogen Inc. (a)	—	87
Bristol-Myers Squibb Co.	3	130
Cambrex Corp. (a)	—	1
Cantel Medical Corp.	—	4
Cardinal Health Inc.	1	40
Catalent Inc. (a)	—	6
Celgene Corp. (a)	1	73
Centene Corp. (a)	1	73
Charles River Laboratories International Inc. (a)	—	7
Cigna Corp.	1	93
Community Health Systems Inc. (a)	1	1
Computer Programs & Systems Inc.	—	—
Cooper Cos. Inc.	—	23
Cross Country Healthcare Inc. (a)	—	1
CVS Health Corp.	4	263
Cytokinetics Inc. (a)	—	—
Danaher Corp.	1	88
Dentsply Sirona Inc.	1	26
Diplomat Pharmacy Inc. (a)	—	3
Emergent BioSolutions Inc. (a)	—	3
Exelixis Inc. (a)	1	8
	Shares/Par[1]	Value ($)
Gilead Sciences Inc.	4	251
HealthStream Inc.	—	1
Henry Schein Inc. (a)	—	21
Hologic Inc. (a)	1	15
Incyte Corp. (a)	—	17
Inogen Inc. (a)	—	3
Invacare Corp. (b)	—	—
Iqvia Ltd. (a)	—	15
Johnson & Johnson	4	440
Laboratory Corp. of America Holdings (a)	—	40
Lannett Co. Inc. (a) (b)	—	—
Lantheus Holdings Inc. (a)	—	2
LHC Group Inc. (a)	—	3
Magellan Health Services Inc. (a)	—	4
McKesson Corp.	1	68
Medicines Co. (a) (b)	—	2
Medidata Solutions Inc. (a)	—	5
MEDNAX Inc. (a)	—	11
Mettler-Toledo International Inc. (a)	—	15
Momenta Pharmaceuticals Inc. (a)	—	1
Mylan NV (a)	2	43
Myriad Genetics Inc. (a)	—	3
Natus Medical Inc. (a)	—	2
Nektar Therapeutics (a)	1	19
OraSure Technologies Inc. (a)	—	1
Orthofix Medical Inc. (a)	—	1
Owens & Minor Inc.	—	1
Patterson Cos. Inc.	—	5
PerkinElmer Inc. (b)	—	13
Perrigo Co. Plc	1	14
Phibro Animal Health Corp. - Class A	—	1
Prestige Consumer Healthcare Inc. (a)	—	5
Providence Services Corp. (a)	—	2
Quest Diagnostics Inc.	1	34
Quorum Health Corp. (a)	—	—
Regeneron Pharmaceuticals Inc. (a)	—	38
Select Medical Holdings Corp. (a)	—	5
Stryker Corp.	1	61
Syneos Health Inc. - Class A (a)	—	3
Tenet Healthcare Corp. (a)	—	2
United Therapeutics Corp. (a)	—	14
UnitedHealth Group Inc.	3	744
Universal Health Services Inc. - Class B	—	14
Varex Imaging Corp. (a)	—	1
Waters Corp. (a)	—	17
Zoetis Inc. - Class A	1	57
		3,861
Industrials 10.5%
3M Co.	1	169
AAON Inc.	—	2
AAR Corp.	—	2
ABM Industries Inc.	—	6
Actuant Corp. - Class A	—	2
Acuity Brands Inc.	—	14
AECOM (a)	1	13
Aegion Corp. (a)	—	2
AGCO Corp.	—	11
Alamo Group Inc.	—	2
Alarm.com Holdings Inc. (a)	—	3
Alaska Air Group Inc.	1	23
Allegion Plc	—	11
American Airlines Group Inc.	1	41
American Woodmark Corp. (a)	—	3
AO Smith Corp.	1	20
Apogee Enterprises Inc.	—	2
Applied Industrial Technologies Inc.	—	3
ArcBest Corp.	—	2
Arconic Inc.	1	22
Arcosa Inc. (a)	—	4
Astec Industries Inc.	—	2
Atlas Air Worldwide Holdings Inc. (a)	—	3
Avis Budget Group Inc. (a)	—	5
AZZ Inc.	—	1
Barnes Group Inc.	—	4

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

132

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Brady Corp. - Class A	—	2
Briggs & Stratton Corp.	—	2
Brink's Co.	—	5
C.H. Robinson Worldwide Inc.	1	35
Carlisle Cos. Inc.	—	7
Caterpillar Inc.	2	233
Chart Industries Inc. (a)	—	4
CIRCOR International Inc. (a) (b)	—	1
Clean Harbors Inc. (a)	—	3
Comfort Systems USA Inc.	—	2
Copart Inc. (a)	—	9
Crane Co.	—	5
Cubic Corp.	—	2
Cummins Inc.	1	62
Deere & Co.	1	149
Delta Air Lines Inc.	2	97
Deluxe Corp.	—	5
Donaldson Co. Inc.	—	6
Dover Corp.	1	33
Dycom Industries Inc. (a)	—	5
Eaton Corp. Plc	1	49
Echo Global Logistics Inc. (a)	—	1
EMCOR Group Inc.	—	11
Emerson Electric Co.	2	117
Encore Wire Corp.	—	3
EnerSys Inc.	—	4
EnPro Industries Inc.	—	4
Equifax Inc.	—	13
Essendant Inc.	—	1
Esterline Technologies Corp. (a)	—	4
Federal Signal Corp.	—	2
FedEx Corp.	1	67
Flowserve Corp.	—	7
Fluor Corp.	1	14
Fortive Corp.	1	61
Fortune Brands Home & Security Inc.	1	18
Forward Air Corp.	—	2
FTI Consulting Inc. (a)	—	4
GATX Corp. (b)	—	5
General Dynamics Corp.	1	136
General Electric Co.	27	205
Genesee & Wyoming Inc. - Class A (a)	—	7
Gibraltar Industries Inc. (a)	—	1
Graco Inc.	—	8
Granite Construction Inc. (b)	—	6
Greenbrier Cos. Inc.	—	4
Griffon Corp.	—	1
Harris Corp.	—	23
Hawaiian Holdings Inc.	—	2
Healthcare Services Group Inc. (b)	—	4
Heartland Express Inc.	—	2
Heidrick & Struggles International Inc.	—	1
Herman Miller Inc.	—	5
Hillenbrand Inc.	—	4
HNI Corp.	—	5
Honeywell International Inc.	1	152
HUB Group Inc. - Class A (a)	—	2
Hubbell Inc.	—	6
Huntington Ingalls Industries Inc.	—	26
Illinois Tool Works Inc.	1	71
Insteel Industries Inc.	—	1
Interface Inc.	—	2
Jacobs Engineering Group Inc.	1	21
JB Hunt Transport Services Inc.	—	8
JetBlue Airways Corp. (a)	1	15
John Bean Technologies Corp.	—	3
Johnson Controls International Plc	3	86
Kaman Corp.	—	3
Kansas City Southern	—	16
KBR Inc.	—	4
Kelly Services Inc. - Class A	—	2
Kirby Corp. (a) (b)	—	6
Knight-Swift Transportation Holdings Inc. - Class A	1	9
Korn/Ferry International	—	3
L3 Technologies Inc.	—	18
	Shares/Par[1]	Value ($)
Landstar System Inc. (b)	—	4
Lincoln Electric Holdings Inc.	—	8
Lindsay Corp.	—	2
Lockheed Martin Corp.	—	81
LSC Communications Inc.	—	—
Lydall Inc. (a)	—	1
Manpower Inc.	—	13
Marten Transport Ltd.	—	2
Masco Corp.	1	14
MasTec Inc. (a)	—	8
Matthews International Corp. - Class A	—	3
Mercury Systems Inc. (a)	—	3
Moog Inc. - Class A	—	8
MSC Industrial Direct Co. - Class A	—	5
Mueller Industries Inc.	—	4
Multi-Color Corp.	—	1
MYR Group Inc. (a)	—	1
Navigant Consulting Inc.	—	2
Nielsen Holdings Plc	1	25
Nordson Corp.	—	10
Norfolk Southern Corp.	—	40
Northrop Grumman Systems Corp.	1	132
NOW Inc. (a)	—	2
nVent Electric Plc	1	11
Old Dominion Freight Line Inc.	—	8
Orion Group Holdings Inc. (a)	—	—
Oshkosh Corp.	—	13
PACCAR Inc.	1	63
Parker Hannifin Corp.	1	62
Patrick Industries Inc. (a)	—	2
Pentair Plc	1	19
PGT Innovations Inc. (a)	—	1
Pitney Bowes Inc.	1	3
Powell Industries Inc.	—	1
Quanex Building Products Corp.	—	1
Quanta Services Inc. (a)	1	15
Raytheon Co.	1	78
Regal-Beloit Corp.	—	5
Republic Services Inc.	1	28
Resideo Technologies Inc. (a)	1	7
Resources Connection Inc.	—	1
Robert Half International Inc.	—	11
Rockwell Automation Inc.	—	27
RR Donnelley & Sons Co.	—	1
Ryder System Inc.	—	9
Saia Inc. (a)	—	4
Simpson Manufacturing Co. Inc.	—	3
SkyWest Inc.	—	7
Snap-On Inc.	—	24
Southwest Airlines Co.	2	72
SPX Flow Technology USA Inc. (a)	—	4
Standex International Corp.	—	3
Stanley Black & Decker Inc.	1	56
Stericycle Inc. (a)	—	9
Team Inc. (a) (b)	—	1
Teledyne Technologies Inc. (a)	—	11
Tennant Co.	—	2
Terex Corp.	—	5
Tetra Tech Inc.	—	4
Textron Inc.	1	34
Timken Co.	—	8
Titan International Inc.	—	—
Toro Co.	—	7
Trex Co. Inc. (a)	—	4
Trinity Industries Inc.	1	9
Triumph Group Inc. (b)	—	1
TrueBlue Inc. (a)	—	2
United Continental Holdings Inc. (a)	1	60
United Parcel Service Inc. - Class B	1	106
United Rentals Inc. (a)	—	11
United Technologies Corp.	1	138
Universal Forest Products Inc.	—	5
Valmont Industries Inc.	—	7
Verisk Analytics Inc. (a)	—	17
Veritiv Corp. (a)	—	1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

133

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Viad Corp.	—	3
Wabash National Corp.	—	2
Wabtec Corp.	—	10
WageWorks Inc. (a)	—	1
Watsco Inc.	—	13
Watts Water Technologies Inc. - Class A	—	3
Werner Enterprises Inc. (b)	—	4
		3,680
Information Technology 14.2%
Accenture Plc - Class A	1	151
ADTRAN Inc.	—	3
Advanced Energy Industries Inc. (a)	—	3
Amphenol Corp. - Class A	1	47
Analog Devices Inc.	1	45
Anixter International Inc. (a)	—	5
Apple Inc.	14	2,205
Applied Materials Inc.	3	99
Applied Optoelectronics Inc. (a)	—	1
ARRIS International Plc (a)	1	15
Arrow Electronics Inc. (a)	—	18
Avnet Inc.	1	13
Axcelis Technologies Inc. (a)	—	1
Badger Meter Inc.	—	2
Bel Fuse Inc. - Class B	—	—
Belden Inc.	—	5
Benchmark Electronics Inc.	—	3
Blackbaud Inc.	—	3
CACI International Inc. - Class A (a)	—	11
Cadence Design Systems Inc. (a)	—	15
CDK Global Inc.	—	11
CEVA Inc. (a)	—	3
Cirrus Logic Inc. (a)	—	6
Cognex Corp.	—	10
Cognizant Technology Solutions Corp. - Class A	2	113
Coherent Inc. (a)	—	8
Cohu Inc.	—	1
Comtech Telecommunications Corp.	—	2
Control4 Corp. (a)	—	2
Corning Inc.	3	74
Cray Inc. (a)	—	1
CSG Systems International Inc.	—	2
Daktronics Inc.	—	1
Diebold Nixdorf Inc. (b)	—	—
Digi International Inc. (a)	—	1
Diodes Inc. (a)	—	2
DSP Group Inc. (a)	—	—
DXC Technology Co.	1	47
Ebix Inc. (b)	—	1
Electronics for Imaging Inc. (a) (b)	—	3
ePlus Inc. (a)	—	3
EVERTEC Inc.	—	2
ExlService Holdings Inc. (a)	—	3
Extreme Networks (a)	—	1
Fabrinet (a)	—	2
FARO Technologies Inc. (a)	—	1
Finisar Corp. (a)	1	8
First Solar Inc. (a)	—	10
FleetCor Technologies Inc. (a)	—	19
FLIR Systems Inc.	1	20
FormFactor Inc. (a)	—	3
Hewlett Packard Enterprise Co.	5	59
HP Inc.	5	101
Ichor Holdings Ltd. (a) (b)	—	3
II-VI Inc. (a)	—	6
Insight Enterprises Inc. (a)	—	4
Intel Corp.	5	220
InterDigital Inc.	—	3
International Business Machines Corp.	3	321
IPG Photonics Corp. (a)	—	12
Itron Inc. (a)	—	5
Jabil Inc.	1	10
Jack Henry & Associates Inc.	—	17
Juniper Networks Inc.	1	28
KLA-Tencor Corp.	—	18
	Shares/Par[1]	Value ($)
Knowles Corp. (a)	—	2
Kopin Corp. (a)	—	—
Kulicke & Soffa Industries Inc.	—	4
Lam Research Corp.	1	65
LivePerson Inc. (a)	—	1
LogMeIn Inc.	—	12
Lumentum Holdings Inc. (a)	—	4
Manhattan Associates Inc. (a)	—	3
Mantech International Corp. - Class A	—	5
Maxim Integrated Products Inc.	—	17
MaxLinear Inc. - Class A (a)	—	1
Methode Electronics Inc.	—	3
Microchip Technology Inc.	1	26
Micron Technology Inc. (a)	4	109
MicroStrategy Inc. - Class A (a)	—	1
MKS Instruments Inc.	—	10
Monotype Imaging Holdings Inc.	—	1
MTS Systems Corp.	—	2
NCR Corp. (a) (b)	1	8
NetGear Inc. (a)	—	5
NetScout Systems Inc. (a)	—	5
NIC Inc.	—	2
Nvidia Corp.	1	119
OneSpan Inc. (a)	—	—
Oracle Corp.	4	179
OSI Systems Inc. (a)	—	2
Park Electrochemical Corp. (b)	—	—
Paychex Inc.	1	24
PDF Solutions Inc. (a)	—	2
Perspecta Inc.	1	7
Photronics Inc. (a) (b)	—	3
Plantronics Inc.	—	2
Plexus Corp. (a)	—	6
Power Integrations Inc.	—	2
Progress Software Corp.	—	1
Qorvo Inc. (a)	1	25
QUALCOMM Inc.	2	101
Qualys Inc. (a)	—	3
Rambus Inc. (a)	—	2
Rogers Corp. (a)	—	2
Rudolph Technologies Inc. (a)	—	1
Sanmina Corp. (a)	—	6
ScanSource Inc. (a)	—	3
Science Applications International Corp.	—	9
Seagate Technology	—	12
Skyworks Solutions Inc.	—	14
SolarEdge Technologies Inc. (a) (b)	—	2
Sykes Enterprises Inc. (a)	—	3
Symantec Corp.	2	38
Synaptics Inc. (a)	—	2
SYNNEX Corp.	—	10
Synopsys Inc. (a)	—	16
TE Connectivity Ltd.	1	80
Tech Data Corp. (a)	—	10
Teradyne Inc.	—	6
Texas Instruments Inc.	1	95
TiVo Corp.	1	3
Total System Services Inc.	—	13
Travelport Worldwide Ltd.	—	3
TTEC Holdings Inc.	—	1
TTM Technologies Inc. (a)	—	3
Ultra Clean Holdings Inc. (a)	—	1
Universal Display Corp.	—	4
Veeco Instruments Inc. (a)	—	1
Versum Materials Inc.	—	3
ViaSat Inc. (a) (b)	—	5
Vishay Intertechnology Inc.	1	7
Western Digital Corp.	1	32
Western Union Co.	1	13
Xerox Corp.	1	13
Xperi Corp. (b)	—	3
		4,990
Materials 3.8%
AdvanSix Inc. (a)	—	2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

134

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
AK Steel Holding Corp. (a) (b)	1	1
Albemarle Corp.	—	26
American Vanguard Corp.	—	1
AptarGroup Inc.	—	9
Ashland Global Holdings Inc.	—	13
Avery Dennison Corp.	—	12
Balchem Corp.	—	4
Ball Corp.	1	17
Bemis Co. Inc.	—	7
Boise Cascade Co.	—	2
Cabot Corp.	—	4
Carpenter Technology Corp.	—	5
Celanese Corp. - Class A	—	19
Century Aluminum Co. (a)	—	1
CF Industries Holdings Inc. (b)	1	18
Clearwater Paper Corp. (a)	—	2
Commercial Metals Co.	1	6
Compass Minerals International Inc.	—	5
Domtar Corp.	—	7
DowDuPont Inc.	7	381
Eagle Materials Inc.	—	4
Eastman Chemical Co.	—	15
FMC Corp.	—	18
Freeport-McMoRan Inc. - Class B	3	26
FutureFuel Corp.	—	1
Greif Inc. - Class A	—	2
Haynes International Inc.	—	2
HB Fuller Co.	—	6
Ingevity Corp. (a)	—	4
Innophos Holdings Inc.	—	1
International Flavors & Fragrances Inc.	—	43
International Paper Co.	1	51
Koppers Holdings Inc. (a)	—	1
Kraton Corp. (a)	—	2
Linde Plc	1	87
Louisiana-Pacific Corp.	—	5
LSB Industries Inc. (a)	—	—
LyondellBasell Industries NV - Class A	1	82
Martin Marietta Materials Inc.	—	14
Materion Corp.	—	1
Minerals Technologies Inc.	—	5
Mosaic Co.	1	17
Myers Industries Inc.	—	3
Neenah Inc.	—	3
NewMarket Corp.	—	4
Newmont Mining Corp.	2	58
Nucor Corp.	1	51
Olin Corp.	1	10
Olympic Steel Inc.	—	—
Owens-Illinois Inc. (a)	1	8
P.H. Glatfelter Co.	—	1
Packaging Corp. of America	—	25
PolyOne Corp.	—	7
PPG Industries Inc.	1	40
Rayonier Advanced Materials Inc.	—	1
Reliance Steel & Aluminum Co.	—	15
Royal Gold Inc.	—	6
Schweitzer-Mauduit International Inc.	—	2
Scotts Miracle-Gro Co. - Class A	—	4
Sealed Air Corp.	1	16
Sensient Technologies Corp.	—	4
Sherwin-Williams Co.	—	39
Silgan Holdings Inc.	—	5
Sonoco Products Co.	—	16
Steel Dynamics Inc.	1	21
Stepan Co.	—	5
TimkenSteel Corp. (a) (b)	—	1
Tredegar Corp.	—	1
United States Steel Corp.	1	10
US Concrete Inc. (a)	—	2
Valvoline Inc.	—	6
Vulcan Materials Co.	—	20
WestRock Co.	1	29
Worthington Industries Inc.	—	5
		1,347
	Shares/Par[1]	Value ($)
Real Estate 3.1%
Acadia Realty Trust	—	3
Alexander & Baldwin Inc.	—	4
Alexandria Real Estate Equities Inc.	—	39
American Assets Trust Inc.	—	2
Apollo Commercial Real Estate Finance Inc.	—	6
ARMOUR Residential REIT Inc.	—	1
AvalonBay Communities Inc.	—	24
Boston Properties Inc.	—	25
Camden Property Trust	—	10
Capstead Mortgage Corp.	—	1
CBL & Associates Properties Inc. (b)	1	1
CBRE Group Inc. - Class A (a)	1	40
Cedar Realty Trust Inc.	—	1
Chatham Lodging Trust	—	2
Chesapeake Lodging Trust	—	4
CoreCivic Inc.	—	3
Coresite Realty Corp.	—	4
Corporate Office Properties Trust	—	7
Cousins Properties Inc.	1	5
Crown Castle International Corp.	1	82
DiamondRock Hospitality Co.	—	2
Digital Realty Trust Inc.	—	31
Douglas Emmett Inc.	—	8
Duke Realty Corp.	1	10
EPR Properties	—	5
Equinix Inc.	—	36
Equity Residential Properties Inc.	1	26
Essex Property Trust Inc.	—	13
Extra Space Storage Inc.	—	11
Federal Realty Investment Trust	—	14
First Industrial Realty Trust Inc.	—	4
Franklin Street Properties Corp.	—	2
Geo Group Inc.	—	4
Getty Realty Corp.	—	1
Global Net Lease Inc.	—	2
Government Properties Income Trust (b)	—	1
Healthcare Realty Trust Inc.	—	4
Hersha Hospitality Trust	—	3
HFF Inc. - Class A	—	2
Highwoods Properties Inc.	—	6
Hospitality Properties Trust	1	12
Host Hotels & Resorts Inc.	1	21
Independence Realty Trust Inc.	—	3
Invesco Mortgage Capital Inc.	—	5
Iron Mountain Inc.	1	30
iStar Inc.	—	2
JBG Smith Properties	—	4
Jones Lang LaSalle Inc.	—	17
Kilroy Realty Corp.	—	21
Kimco Realty Corp.	1	19
Kite Realty Group Trust	—	3
Lamar Advertising Co. - Class A	—	7
Lexington Realty Trust	1	5
Liberty Property Trust	—	8
LTC Properties Inc.	—	2
Macerich Co.	—	14
Mack-Cali Realty Corp.	—	2
Mid-America Apartment Communities Inc.	—	15
New York Mortgage Trust Inc.	—	2
Pebblebrook Hotel Trust	—	6
Pennsylvania REIT (b)	—	1
Pennymac Mortgage Investment Trust	—	3
PotlatchDeltic Corp.	—	6
ProLogis Inc.	2	113
PS Business Parks Inc.	—	4
Rayonier Inc.	—	4
RE/MAX Holdings Inc. - Class A	—	2
Realogy Holdings Corp. (b)	—	5
Realty Income Corp.	—	17
Regency Centers Corp.	—	17
Retail Opportunity Investments Corp.	—	5
RPT Realty	—	1
Sabra Healthcare REIT Inc.	1	9

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

135

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Saul Centers Inc.	—	1
SBA Communications Corp. (a)	—	25
Senior Housing Properties Trust	1	9
Simon Property Group Inc.	—	53
SL Green Realty Corp.	—	21
Summit Hotel Properties Inc.	—	3
Tanger Factory Outlet Centers Inc. (b)	—	3
Taubman Centers Inc.	—	3
UDR Inc.	1	15
Universal Health Realty Income Trust	—	1
Urban Edge Properties	—	3
Ventas Inc.	1	65
Vornado Realty Trust	—	16
Weingarten Realty Investors	—	4
Weyerhaeuser Co.	2	51
Whitestone REIT	—	1
		1,108
Utilities 4.9%
AES Corp.	2	29
Allete Inc.	—	12
Alliant Energy Corp.	—	14
American Electric Power Co. Inc.	2	115
American States Water Co.	—	2
American Water Works Co. Inc.	—	19
Aqua America Inc.	—	10
Atmos Energy Corp.	—	14
Avista Corp.	—	4
California Water Service Group (b)	—	4
CenterPoint Energy Inc.	2	43
CMS Energy Corp.	1	20
Consolidated Edison Inc.	1	74
Dominion Energy Inc.	1	66
DTE Energy Co.	1	63
Duke Energy Corp.	2	191
Edison International	1	58
El Paso Electric Co.	—	3
Entergy Corp.	1	48
Evergy Inc.	1	47
Eversource Energy	1	30
Exelon Corp.	3	136
FirstEnergy Corp.	2	57
Hawaiian Electric Industries Inc.	—	6
IDACORP Inc.	—	6
MDU Resources Group Inc.	1	14
New Jersey Resources Corp.	—	12
NiSource Inc.	1	28
Northwest Natural Holding Co. (b)	—	2
NorthWestern Corp.	—	4
OGE Energy Corp.	—	11
ONE Gas Inc.	—	6
PG&E Corp. (a)	2	37
PNM Resources Inc.	—	10
PPL Corp.	2	64
Public Service Enterprise Group Inc.	2	82
SCANA Corp.	1	21
Sempra Energy	1	92
South Jersey Industries Inc. (b)	—	7
Southern Co.	3	141
Southwest Gas Corp.	—	12
Spire Inc.	—	7
Vectren Corp.	—	7
WEC Energy Group Inc.	1	34
Xcel Energy Inc.	1	44
		1,706
Total Common Stocks (cost $37,417)		34,131
RIGHTS 0.0%
A. Schulman Inc. (a) (d)	—	—
Total Rights (cost $0)		—
INVESTMENT COMPANIES 0.4%
iShares S&P 500 Value Index Fund	1	116
iShares S&P Mid-Cap 400 Value ETF	—	10
iShares S&P Small-Cap 600 Value ETF	—	4
Total Investment Companies (cost $130)		130
	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 3.1%
Investment Companies 2.5%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (e)	864	864
Securities Lending Collateral 0.6%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (e)	215	215
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (f) (g)	8	8
Total Short Term Investments (cost $1,087)		1,087
Total Investments 100.7% (cost $38,634)		35,348
Other Derivative Instruments 0.0%		1
Other Assets and Liabilities, Net (0.7)%		(250)
Total Net Assets 100.0%		35,099

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(f)   All or a portion of the security is pledged or segregated as collateral.

(g)   The coupon rate represents the yield to maturity.

JNL/Mellon Capital Small Cap Index Fund
COMMON STOCKS 99.6%
Communication Services 2.0%
ATN International Inc.	36	2,564
Cincinnati Bell Inc. (a)	160	1,245
Cogent Communications Group Inc.	136	6,163
Consolidated Communications Holdings Inc. (b)	225	2,223
EW Scripps Co. - Class A	180	2,825
Frontier Communications Corp. (b)	348	827
Gannett Co. Inc.	372	3,169
Iridium Communications Inc. (a)	314	5,799
Marcus Corp.	63	2,505
New Media Investment Group Inc.	176	2,041
QuinStreet Inc. (a)	119	1,929
Scholastic Corp. (b)	91	3,655
Spok Holdings Inc.	59	782
TechTarget Inc. (a)	71	864
Vonage Holdings Corp. (a)	719	6,274
		42,865
Consumer Discretionary 13.9%
Abercrombie & Fitch Co. - Class A	211	4,229
American Axle & Manufacturing Holdings Inc. (a)	364	4,044
American Public Education Inc. (a)	54	1,526
Asbury Automotive Group Inc. (a)	63	4,187
Ascena Retail Group Inc. (a)	562	1,410
Barnes & Noble Education Inc. (a)	125	502
Barnes & Noble Inc.	181	1,284
Belmond Ltd. - Class A (a)	289	7,225
BJ's Restaurants Inc.	69	3,502
Buckle Inc. (b)	93	1,804
Caleres Inc.	142	3,939
Callaway Golf Co.	288	4,411
Career Education Corp. (a)	228	2,608
Cato Corp. - Class A	78	1,113
Cavco Industries Inc. (a)	28	3,605
Chico's FAS Inc. (b)	408	2,292
Childrens Place Retail Stores Inc.	52	4,666
Chuy's Holdings Inc. (a)	56	985
Cooper Tire & Rubber Co.	161	5,199
Cooper-Standard Holding Inc. (a)	53	3,306
Core-Mark Holding Co. Inc.	149	3,466
Crocs Inc. (a)	215	5,580
Dave & Buster's Entertainment Inc.	125	5,564

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

136

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Dine Brands Global Inc.	57	3,868
Dorman Products Inc. (a)	93	8,412
DSW Inc. - Class A	222	5,472
El Pollo Loco Holdings Inc. (a)	70	1,063
Ethan Allen Interiors Inc.	83	1,462
Express Inc. (a)	211	1,080
Fiesta Restaurant Group Inc. (a)	76	1,184
Fossil Group Inc. (a) (b)	151	2,369
Fox Factory Holding Corp. (a)	124	7,287
Francesca's Holdings Corp. (a) (b)	115	112
GameStop Corp. - Class A (b)	331	4,174
Garrett Motion Inc. (a)	241	2,968
Genesco Inc. (a)	65	2,897
Gentherm Inc. (a)	112	4,472
G-III Apparel Group Ltd. (a)	137	3,830
Group 1 Automotive Inc.	58	3,063
Guess Inc.	184	3,826
Haverty Furniture Cos. Inc.	64	1,200
Hibbett Sports Inc. (a) (b)	62	886
Installed Building Products Inc. (a)	69	2,338
iRobot Corp. (a) (b)	89	7,448
J.C. Penney Co. Inc. (a) (b)	990	1,030
Kirkland's Inc. (a)	53	502
La-Z-Boy Inc.	152	4,199
LCI Industries	83	5,510
LGI Homes Inc. (a) (b)	59	2,681
Liquidity Services Inc. (a)	87	534
Lithia Motors Inc. - Class A	72	5,525
Lumber Liquidators Holdings Inc. (a) (b)	93	881
M/I Homes Inc. (a)	92	1,933
MarineMax Inc. (a)	73	1,332
MDC Holdings Inc.	148	4,155
Meritage Homes Corp. (a)	120	4,423
Monarch Casino & Resort Inc. (a)	38	1,452
Monro Inc.	107	7,337
Motorcar Parts of America Inc. (a) (b)	63	1,044
Movado Group Inc.	55	1,751
Nautilus Inc. (a)	101	1,100
NutriSystem Inc.	96	4,194
Office Depot Inc.	1,755	4,527
Oxford Industries Inc. (b)	55	3,940
PetMed Express Inc. (b)	68	1,577
Red Robin Gourmet Burgers Inc. (a)	42	1,129
Regis Corp. (a)	108	1,824
Rent-A-Center Inc. (a)	145	2,343
RH (a) (b)	60	7,206
Ruth's Hospitality Group Inc.	93	2,105
Shake Shack Inc. - Class A (a) (b)	84	3,813
Shoe Carnival Inc. (b)	34	1,138
Shutterfly Inc. (a)	109	4,368
Shutterstock Inc.	61	2,185
Sleep Number Corp. (a)	106	3,371
Sonic Automotive Inc. - Class A	80	1,101
Stamps.com Inc. (a)	55	8,539
Standard Motor Products Inc.	64	3,120
Steven Madden Ltd.	256	7,761
Strategic Education Inc.	70	7,951
Sturm Ruger & Co. Inc. (b)	56	2,962
Superior Industries International Inc.	78	374
Tailored Brands Inc. (b)	163	2,217
Tile Shop Holdings Inc.	118	646
TopBuild Corp. (a)	114	5,114
Unifi Inc. (a)	47	1,078
Universal Electronics Inc. (a)	45	1,136
Vera Bradley Inc. (a) (b)	65	554
Vista Outdoor Inc. (a)	188	2,136
Vitamin Shoppe Inc. (a)	51	243
William Lyon Homes - Class A (a)	103	1,097
Wingstop Inc.	94	6,029
Winnebago Industries Inc.	95	2,296
Wolverine World Wide Inc.	306	9,762
Zumiez Inc. (a)	60	1,149
		300,232
	Shares/Par[1]	Value ($)
Consumer Staples 3.6%
Andersons Inc.	87	2,597
Avon Products Inc. (a)	1,446	2,198
B&G Foods Inc. (b)	211	6,113
Calavo Growers Inc. (b)	51	3,702
Cal-Maine Foods Inc.	97	4,099
Central Garden & Pet Co. (a) (b)	35	1,205
Central Garden & Pet Co. - Class A (a)	131	4,095
Chefs' Warehouse Inc. (a)	75	2,391
Coca-Cola Bottling Co.	15	2,714
Darling Ingredients Inc. (a)	535	10,300
Dean Foods Co. (b)	299	1,139
Inter Parfums Inc. (b)	56	3,702
J&J Snack Foods Corp.	48	7,008
John B. Sanfilippo & Son Inc.	28	1,544
Medifast Inc. (b)	39	4,869
MGP Ingredients Inc. (b)	41	2,353
Seneca Foods Corp. - Class A (a)	23	640
SpartanNash Co.	116	1,999
United Natural Foods Inc. (a)	164	1,737
Universal Corp.	81	4,360
WD-40 Co. (b)	44	8,150
		76,915
Energy 3.4%
Archrock Inc.	424	3,174
Bonanza Creek Energy Inc. (a)	61	1,256
Bristow Group Inc. (a) (b)	122	297
C&J Energy Services Inc. (a)	205	2,766
CARBO Ceramics Inc. (a) (b)	71	248
Carrizo Oil & Gas Inc. (a) (b)	281	3,172
Cloud Peak Energy Inc. (a) (b)	255	93
CONSOL Energy Inc. (a)	89	2,835
Denbury Resources Inc. (a)	1,500	2,566
Era Group Inc. (a)	68	593
Exterran Corp. (a)	105	1,857
Geospace Technologies Corp. (a)	43	440
Green Plains Renewable Energy Inc. (b)	125	1,643
Gulf Island Fabrication Inc. (a)	39	280
Gulfport Energy Corp. (a)	515	3,371
Helix Energy Solutions Group Inc. (a)	458	2,479
HighPoint Resources Corp. (a)	351	874
KLX Energy Services Holdings Inc. (a)	73	1,702
Laredo Petroleum Holdings Inc. (a)	477	1,726
Matrix Service Co. (a)	87	1,564
Nabors Industries Ltd.	1,063	2,126
Newpark Resources Inc. (a)	294	2,018
Noble Corp. Plc (a)	812	2,129
Oil States International Inc. (a)	195	2,781
Par Pacific Holdings Inc. (a)	92	1,309
PDC Energy Inc. (a)	212	6,305
Penn Virginia Corp. (a)	44	2,394
Pioneer Energy Services Corp. (a)	252	310
ProPetro Holding Corp. (a)	234	2,889
Renewable Energy Group Inc. (a) (b)	119	3,059
REX Stores Corp. (a)	19	1,280
Ring Energy Inc. (a)	193	982
SEACOR Holdings Inc. (a)	55	2,048
SRC Energy Inc. (a)	798	3,752
Superior Energy Services Inc. (a)	502	1,683
Tetra Technologies Inc. (a)	413	693
Unit Corp. (a)	175	2,499
US Silica Holdings Inc. (b)	251	2,560
		73,753
Financials 17.7%
Ambac Financial Group Inc. (a)	143	2,473
American Equity Investment Life Holding Co.	293	8,185
Ameris Bancorp	130	4,102
Amerisafe Inc.	61	3,479
Axos Financial Inc. (a)	179	4,497
Banc of California Inc.	140	1,866
Banner Corp.	101	5,417
Berkshire Hills Bancorp Inc.	129	3,486
Blucora Inc. (a)	154	4,103
Boston Private Financial Holdings Inc.	267	2,826

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

137

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Brookline Bancorp Inc.	257	3,557
Central Pacific Financial Corp.	95	2,307
City Holdings Co.	54	3,668
Columbia Banking System Inc.	238	8,640
Community Bank System Inc.	165	9,597
Customers Bancorp Inc. (a)	97	1,768
CVB Financial Corp.	333	6,728
Dime Community Bancshares Inc.	101	1,718
Donnelley Financial Solutions Inc. (a)	111	1,564
Eagle Bancorp Inc. (a)	103	4,996
eHealth Inc. (a)	51	1,970
Employer Holdings Inc.	105	4,398
Encore Capital Group Inc. (a) (b)	83	1,952
Enova International Inc. (a)	111	2,169
EzCorp Inc. - Class A (a)	171	1,319
Fidelity Southern Corp.	73	1,887
First Bancorp Inc.	708	6,092
First Commonwealth Financial Corp.	318	3,845
First Financial Bancorp	318	7,536
First Financial Bankshares Inc. (b)	218	12,581
First Midwest Bancorp Inc.	341	6,762
FirstCash Inc.	141	10,202
Flagstar Bancorp Inc. (a)	95	2,515
Franklin Financial Network Inc. (a)	39	1,034
Glacier Bancorp Inc.	272	10,776
Granite Point Mortgage Trust Inc.	142	2,558
Great Western Bancorp Inc.	185	5,795
Green Bancorp Inc.	86	1,479
Green Dot Corp. - Class A (a)	153	12,143
Greenhill & Co. Inc. (b)	54	1,327
Hanmi Financial Corp.	103	2,028
HCI Group Inc. (b)	24	1,212
Heritage Financial Corp.	106	3,137
HomeStreet Inc. (a)	89	1,880
Hope Bancorp Inc.	393	4,656
Horace Mann Educators Corp.	131	4,923
Independent Bank Corp.	92	6,448
INTL FCStone Inc. (a)	52	1,885
Investment Technology Group Inc.	106	3,219
James River Group Holdings Ltd.	96	3,500
LegacyTexas Financial Group Inc.	145	4,646
Maiden Holdings Ltd.	218	359
Meta Financial Group Inc.	90	1,741
National Bank Holdings Corp. - Class A	84	2,589
Navigators Group Inc.	75	5,185
NBT Bancorp Inc.	140	4,849
NMI Holdings Inc. - Class A (a)	217	3,877
Northfield Bancorp Inc.	153	2,080
Northwest Bancshares Inc.	331	5,606
OFG Bancorp	142	2,329
Old National Bancorp (b)	485	7,473
Opus Bank	68	1,323
Oritani Financial Corp.	121	1,791
Pacific Premier Bancorp Inc. (a)	147	3,742
Piper Jaffray Cos.	47	3,116
PRA Group Inc. (a)	146	3,568
Preferred Bank	45	1,957
ProAssurance Corp.	172	6,982
Provident Financial Services Inc.	201	4,839
RLI Corp.	127	8,735
S&T Bancorp Inc.	115	4,333
Safety Insurance Group Inc.	47	3,859
Seacoast Banking Corp. of Florida (a)	167	4,350
Selective Insurance Group Inc.	190	11,552
ServisFirst Bancshares Inc.	147	4,687
Simmons First National Corp. - Class A	301	7,256
Southside Bancshares Inc. (b)	105	3,340
Stewart Information Services Corp.	76	3,164
Third Point Reinsurance Ltd. (a)	236	2,274
Tompkins Financial Corp.	41	3,053
Triumph Bancorp Inc. (a)	76	2,269
TrustCo Bank Corp.	316	2,171
United Community Banks Inc.	254	5,444
United Fire Group Inc.	68	3,782
United Insurance Holdings Corp.	68	1,130
	Shares/Par[1]	Value ($)
Universal Insurance Holdings Inc.	104	3,948
Veritex Holdings Inc. (a)	77	1,641
Virtus Investment Partners Inc.	24	1,877
Waddell & Reed Financial Inc. - Class A (b)	251	4,541
Walker & Dunlop Inc.	92	3,994
Westamerica Bancorp (b)	87	4,871
WisdomTree Investments Inc.	376	2,498
World Acceptance Corp. (a)	21	2,173
		381,199
Health Care 11.5%
Acorda Therapeutics Inc. (a)	128	1,999
Addus HomeCare Corp. (a)	32	2,172
Akorn Inc. (a)	305	1,035
AMAG Pharmaceuticals Inc. (a)	109	1,661
Amedisys Inc. (a)	94	10,972
AMN Healthcare Services Inc. (a)	151	8,563
Amphastar Pharmaceuticals Inc. (a)	110	2,181
AngioDynamics Inc. (a)	120	2,424
ANI Pharmaceuticals Inc. (a)	27	1,211
Anika Therapeutics Inc. (a)	44	1,495
Assertio Therapeutics Inc. (a)	209	754
BioTelemetry Inc. (a)	108	6,475
Cambrex Corp. (a)	108	4,084
Community Health Systems Inc. (a) (b)	378	1,065
Computer Programs & Systems Inc.	36	911
Conmed Corp.	83	5,337
Corcept Therapeutics Inc. (a) (b)	337	4,502
Corvel Corp. (a)	30	1,855
Cross Country Healthcare Inc. (a)	119	871
CryoLife Inc. (a)	109	3,106
Cutera Inc. (a)	46	783
Cytokinetics Inc. (a)	169	1,070
Diplomat Pharmacy Inc. (a) (b)	187	2,518
Eagle Pharmaceuticals Inc. (a) (b)	34	1,386
Emergent BioSolutions Inc. (a)	144	8,541
Enanta Pharmaceuticals Inc. (a)	50	3,564
Endo International Plc (a)	647	4,721
Ensign Group Inc.	160	6,190
HealthStream Inc.	84	2,038
Heska Corp. (a)	22	1,853
HMS Holdings Corp. (a)	271	7,618
Innoviva Inc. (a)	221	3,853
Integer Holdings Corp. (a)	97	7,405
Invacare Corp.	108	465
Lannett Co. Inc. (a) (b)	100	496
Lantheus Holdings Inc. (a)	121	1,899
LeMaitre Vascular Inc.	50	1,179
LHC Group Inc. (a)	95	8,877
Luminex Corp.	134	3,107
Magellan Health Services Inc. (a)	78	4,425
Medicines Co. (a) (b)	216	4,128
Medpace Holdings Inc. (a)	84	4,449
Meridian Bioscience Inc.	139	2,418
Merit Medical Systems Inc. (a)	178	9,949
Momenta Pharmaceuticals Inc. (a)	310	3,424
Myriad Genetics Inc. (a)	243	7,078
Natus Medical Inc. (a)	109	3,716
Neogen Corp. (a)	168	9,562
Nextgen Healthcare Inc. (a)	155	2,352
Omnicell Inc. (a)	127	7,801
OraSure Technologies Inc. (a)	201	2,345
Orthofix Medical Inc. (a)	62	3,238
Owens & Minor Inc. (b)	202	1,279
Phibro Animal Health Corp. - Class A	65	2,077
Progenics Pharmaceuticals Inc. (a)	262	1,098
Providence Services Corp. (a)	35	2,085
Quorum Health Corp. (a) (b)	93	269
Regenxbio Inc. (a)	95	3,993
Repligen Corp. (a)	126	6,627
Select Medical Holdings Corp. (a)	348	5,341
Spectrum Pharmaceuticals Inc. (a)	318	2,781
Supernus Pharmaceuticals Inc. (a)	170	5,631
SurModics Inc. (a)	44	2,056
Tabula Rasa HealthCare Inc. (a) (b)	56	3,540

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

138

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Tactile Systems Technology Inc. (a)	53	2,431
Tivity Health Inc. (a)	132	3,277
US Physical Therapy Inc.	41	4,241
Vanda Pharmaceuticals Inc. (a)	170	4,433
Varex Imaging Corp. (a)	124	2,945
		249,225
Industrials 18.8%
AAON Inc.	133	4,660
AAR Corp.	106	3,970
ABM Industries Inc.	214	6,861
Actuant Corp. - Class A	198	4,150
Aegion Corp. (a)	107	1,753
Aerojet Rocketdyne Holdings Inc. (a)	231	8,153
Aerovironment Inc. (a)	69	4,695
Alamo Group Inc.	31	2,432
Alarm.com Holdings Inc. (a) (b)	112	5,825
Albany International Corp. - Class A	94	5,865
Allegiant Travel Co.	41	4,084
American Woodmark Corp. (a)	50	2,784
Apogee Enterprises Inc.	89	2,667
Applied Industrial Technologies Inc.	126	6,777
ArcBest Corp.	84	2,893
Arcosa Inc. (a)	156	4,326
Astec Industries Inc.	75	2,273
Atlas Air Worldwide Holdings Inc. (a)	84	3,538
Axon Enterprise Inc. (a)	188	8,216
AZZ Inc.	86	3,451
Barnes Group Inc.	153	8,198
Brady Corp. - Class A	157	6,824
Briggs & Stratton Corp.	141	1,848
Chart Industries Inc. (a)	101	6,541
CIRCOR International Inc. (a) (b)	64	1,359
Comfort Systems USA Inc.	119	5,194
Cubic Corp.	91	4,883
DXP Enterprises Inc. (a)	53	1,474
Echo Global Logistics Inc. (a)	91	1,855
Encore Wire Corp.	69	3,441
Engility Holdings Inc. (a)	58	1,655
EnPro Industries Inc.	68	4,090
ESCO Technologies Inc.	83	5,473
Essendant Inc.	104	1,313
Exponent Inc.	168	8,504
Federal Signal Corp.	198	3,933
Forrester Research Inc.	33	1,483
Forward Air Corp.	95	5,224
Franklin Electric Co. Inc.	124	5,327
FTI Consulting Inc. (a)	124	8,244
Gibraltar Industries Inc. (a)	105	3,720
Greenbrier Cos. Inc.	105	4,152
Griffon Corp.	110	1,145
Harsco Corp. (a)	262	5,210
Hawaiian Holdings Inc.	158	4,182
Heartland Express Inc.	154	2,825
Heidrick & Struggles International Inc.	61	1,914
Hillenbrand Inc.	202	7,668
HUB Group Inc. - Class A (a)	110	4,088
Insteel Industries Inc.	60	1,446
Interface Inc.	191	2,728
John Bean Technologies Corp.	103	7,363
Kaman Corp.	91	5,123
Kelly Services Inc. - Class A	100	2,055
Korn/Ferry International	183	7,219
Lindsay Corp.	35	3,372
LSC Communications Inc.	105	736
Lydall Inc. (a)	57	1,160
Marten Transport Ltd.	127	2,062
Matson Inc.	140	4,478
Matthews International Corp. - Class A	104	4,231
Mercury Systems Inc. (a)	157	7,428
Mobile Mini Inc.	146	4,635
Moog Inc. - Class A	105	8,155
Mueller Industries Inc.	184	4,304
Multi-Color Corp.	46	1,600
MYR Group Inc. (a)	54	1,527
	Shares/Par[1]	Value ($)
National Presto Industries Inc. (b)	17	1,932
Navigant Consulting Inc. (b)	140	3,373
Orion Group Holdings Inc. (a)	92	396
Patrick Industries Inc. (a)	76	2,241
PGT Innovations Inc. (a)	187	2,966
Powell Industries Inc.	28	698
Proto Labs Inc. (a)	88	9,923
Quanex Building Products Corp.	115	1,558
Raven Industries Inc.	118	4,261
Resources Connection Inc.	97	1,381
RR Donnelley & Sons Co.	231	913
Saia Inc. (a)	83	4,648
Simpson Manufacturing Co. Inc.	133	7,212
SkyWest Inc.	167	7,436
SPX Corp. (a)	141	3,948
SPX Flow Technology USA Inc. (a)	138	4,191
Standex International Corp.	41	2,744
Team Inc. (a) (b)	99	1,443
Tennant Co.	59	3,070
Tetra Tech Inc.	179	9,246
Titan International Inc.	161	752
Trex Co. Inc. (a)	190	11,262
Triumph Group Inc. (b)	158	1,813
TrueBlue Inc. (a)	133	2,966
UniFirst Corp.	50	7,185
Universal Forest Products Inc.	198	5,140
US Ecology Inc.	72	4,537
Veritiv Corp. (a)	42	1,047
Viad Corp.	65	3,242
Vicor Corp. (a) (b)	52	1,969
Wabash National Corp.	178	2,326
WageWorks Inc. (a)	126	3,428
Watts Water Technologies Inc. - Class A	89	5,741
		405,750
Information Technology 14.1%
3D Systems Corp. (a) (b)	373	3,792
8x8 Inc. (a)	304	5,489
ADTRAN Inc.	153	1,642
Advanced Energy Industries Inc. (a)	124	5,308
Agilysys Inc. (a)	52	743
Anixter International Inc. (a)	93	5,073
Applied Optoelectronics Inc. (a) (b)	61	947
Axcelis Technologies Inc. (a)	103	1,837
Badger Meter Inc.	93	4,596
Bel Fuse Inc. - Class B	34	634
Benchmark Electronics Inc.	139	2,952
Bottomline Technologies Inc. (a)	118	5,647
Brooks Automation Inc. (b)	229	6,002
Cabot Microelectronics Corp.	93	8,846
CalAmp Corp. (a)	117	1,526
Cardtronics Plc - Class A (a)	122	3,160
CEVA Inc. (a)	73	1,615
Cohu Inc.	133	2,137
Comtech Telecommunications Corp.	78	1,892
Control4 Corp. (a)	90	1,583
Cray Inc. (a)	133	2,878
CSG Systems International Inc.	106	3,371
CTS Corp.	108	2,808
Daktronics Inc.	132	973
Diebold Nixdorf Inc. (b)	239	596
Digi International Inc. (a)	89	898
Diodes Inc. (a)	127	4,101
DSP Group Inc. (a)	64	713
Ebix Inc. (b)	73	3,112
Electro Scientific Industries Inc. (a)	111	3,318
Electronics for Imaging Inc. (a)	144	3,573
ePlus Inc. (a)	45	3,174
EVERTEC Inc.	193	5,550
ExlService Holdings Inc. (a)	110	5,796
Extreme Networks (a)	373	2,278
Fabrinet (a)	118	6,072
FARO Technologies Inc. (a)	55	2,249
Finisar Corp. (a)	379	8,175
FormFactor Inc. (a)	239	3,368

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

139

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Harmonic Inc. (a)	276	1,304
Ichor Holdings Ltd. (a) (b)	71	1,155
II-VI Inc. (a)	193	6,259
Insight Enterprises Inc. (a)	115	4,691
Itron Inc. (a)	108	5,128
Kemet Corp.	183	3,205
Knowles Corp. (a)	293	3,905
Kopin Corp. (a)	200	200
Kulicke & Soffa Industries Inc.	219	4,446
LivePerson Inc. (a)	188	3,539
Mantech International Corp. - Class A	86	4,488
MaxLinear Inc. - Class A (a)	206	3,632
Methode Electronics Inc.	121	2,826
MicroStrategy Inc. - Class A (a)	31	3,959
Monotype Imaging Holdings Inc.	137	2,126
MTS Systems Corp.	59	2,350
Nanometrics Inc. (a)	79	2,156
NetGear Inc. (a)	101	5,252
NIC Inc.	218	2,725
OneSpan Inc. (a)	99	1,287
OSI Systems Inc. (a)	55	4,007
Park Electrochemical Corp. (b)	62	1,128
PDF Solutions Inc. (a)	89	754
Perficient Inc. (a)	105	2,345
Photronics Inc. (a)	216	2,088
Plexus Corp. (a)	101	5,161
Power Integrations Inc.	95	5,818
Progress Software Corp.	146	5,185
Qualys Inc. (a)	109	8,168
Rambus Inc. (a)	349	2,673
Rogers Corp. (a)	60	5,911
Rudolph Technologies Inc. (a)	104	2,131
Sanmina Corp. (a)	221	5,309
ScanSource Inc. (a)	84	2,893
Semtech Corp. (a)	212	9,741
SMART Global Holdings Inc. (a) (b)	40	1,188
SolarEdge Technologies Inc. (a) (b)	140	4,900
SPS Commerce Inc. (a)	57	4,681
Sykes Enterprises Inc. (a)	127	3,128
TiVo Corp.	407	3,831
Travelport Worldwide Ltd.	428	6,690
TTEC Holdings Inc.	47	1,337
TTM Technologies Inc. (a)	304	2,956
Ultra Clean Holdings Inc. (a)	125	1,058
Unisys Corp. (a) (b)	166	1,935
Veeco Instruments Inc. (a)	159	1,179
Viavi Solutions Inc. (a)	736	7,392
Virtusa Corp. (a)	90	3,840
Xperi Corp.	154	2,838
		303,322
Materials 4.1%
AdvanSix Inc. (a)	95	2,302
AK Steel Holding Corp. (a) (b)	1,036	2,332
American Vanguard Corp.	87	1,315
Balchem Corp. (b)	105	8,232
Boise Cascade Co.	127	3,030
Century Aluminum Co. (a)	164	1,201
Clearwater Paper Corp. (a)	52	1,272
FutureFuel Corp.	84	1,335
Hawkins Inc.	31	1,289
Haynes International Inc.	41	1,085
HB Fuller Co.	164	7,008
Ingevity Corp. (a)	136	11,341
Innophos Holdings Inc.	64	1,578
Innospec Inc.	79	4,876
Kaiser Aluminum Corp.	53	4,729
Koppers Holdings Inc. (a)	69	1,167
Kraton Corp. (a)	104	2,281
LSB Industries Inc. (a)	66	363
Materion Corp.	66	2,981
Myers Industries Inc.	111	1,681
Neenah Inc.	55	3,218
Olympic Steel Inc.	30	428
P.H. Glatfelter Co.	144	1,404
	Shares/Par[1]	Value ($)
Quaker Chemical Corp.	43	7,687
Rayonier Advanced Materials Inc. (b)	166	1,770
Schweitzer-Mauduit International Inc.	101	2,538
Stepan Co.	65	4,813
SunCoke Energy Inc. (a)	212	1,811
TimkenSteel Corp. (a)	129	1,126
Tredegar Corp.	84	1,325
US Concrete Inc. (a) (b)	51	1,783
		89,301
Real Estate 7.9%
Acadia Realty Trust (b)	265	6,285
Agree Realty Corp.	111	6,562
American Assets Trust Inc.	123	4,934
Apollo Commercial Real Estate Finance Inc.	366	6,100
Armada Hoffler Properties Inc.	164	2,303
ARMOUR Residential REIT Inc.	138	2,826
Capstead Mortgage Corp.	288	1,919
CareTrust REIT Inc.	267	4,934
CBL & Associates Properties Inc. (b)	548	1,052
Cedar Realty Trust Inc.	293	920
Chatham Lodging Trust	151	2,670
Chesapeake Lodging Trust	198	4,811
Community Healthcare Trust Inc.	56	1,615
DiamondRock Hospitality Co.	667	6,052
Easterly Government Properties Inc.	196	3,074
EastGroup Properties Inc.	117	10,702
Four Corners Property Trust Inc.	219	5,747
Franklin Street Properties Corp.	353	2,200
Getty Realty Corp.	109	3,193
Global Net Lease Inc.	249	4,383
Government Properties Income Trust (b)	615	4,226
Hersha Hospitality Trust	118	2,064
HFF Inc. - Class A	125	4,158
Independence Realty Trust Inc.	280	2,574
Invesco Mortgage Capital Inc.	359	5,194
iStar Inc.	222	2,035
Kite Realty Group Trust	275	3,878
Lexington Realty Trust	676	5,551
LTC Properties Inc.	130	5,404
Marcus & Millichap Inc. (a)	69	2,365
National Storage Affiliates Trust	182	4,804
New York Mortgage Trust Inc. (b)	488	2,873
Pennsylvania REIT (b)	204	1,210
Pennymac Mortgage Investment Trust	200	3,719
PS Business Parks Inc.	65	8,482
RE/MAX Holdings Inc. - Class A	58	1,792
Redwood Trust Inc.	272	4,098
Retail Opportunity Investments Corp.	366	5,812
RPT Realty	256	3,058
Saul Centers Inc.	37	1,761
Summit Hotel Properties Inc.	343	3,333
Universal Health Realty Income Trust	42	2,554
Urstadt Biddle Properties Inc. - Class A	98	1,888
Washington Prime Group Inc.	610	2,964
Whitestone REIT	129	1,576
		169,655
Utilities 2.6%
American States Water Co.	119	7,982
Avista Corp.	214	9,088
California Water Service Group	156	7,412
El Paso Electric Co.	132	6,616
Northwest Natural Holding Co. (b)	92	5,586
South Jersey Industries Inc. (b)	275	7,634
Spire Inc. (b)	165	12,199
		56,517
Total Common Stocks (cost $2,131,879)		2,148,734
RIGHTS 0.0%
A. Schulman Inc. (a) (c)	93	178
Total Rights (cost $0)		178
SHORT TERM INVESTMENTS 5.2%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	6,214	6,214

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

140

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Securities Lending Collateral 4.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (d) (e)	106,282	106,282
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (f) (g)	455	453
Total Short Term Investments (cost $112,949)		112,949
Total Investments 104.8% (cost $2,244,828)		2,261,861
Other Derivative Instruments 0.0%		49
Other Assets and Liabilities, Net (4.8)%		(103,107)
Total Net Assets 100.0%		2,158,803

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   Investment in affiliate.

(e)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(f)   All or a portion of the security is pledged or segregated as collateral.

(g)  The coupon rate represents the yield to maturity.

JNL/Mellon Capital International Index Fund
COMMON STOCKS 98.2%
Australia 7.1%
AGL Energy Ltd.	82	1,185
Alumina Ltd.	315	510
Amcor Ltd.	145	1,347
AMP Ltd.	361	622
APA Group	147	877
Aristocrat Leisure Ltd.	72	1,102
ASX Ltd.	25	1,048
Aurizon Holdings Ltd.	238	716
AusNet Services	213	233
Australia & New Zealand Banking Group Ltd.	360	6,204
Bank of Queensland Ltd.	48	329
Bendigo and Adelaide Bank Ltd.	59	448
BHP Group Plc	265	5,619
BHP Group Plc	371	8,906
BlueScope Steel Ltd.	71	545
Boral Ltd.	144	501
Brambles Ltd.	199	1,417
Caltex Australia Ltd.	32	576
Challenger Financial Services Group Ltd.	67	448
CIMIC Group Ltd.	12	365
Coca-Cola Amatil Ltd.	60	348
Cochlear Ltd.	7	876
Coles Group Ltd. (a)	142	1,165
Commonwealth Bank of Australia (b)	220	11,204
Computershare Ltd.	57	688
Crown Resorts Ltd.	46	384
CSL Ltd.	56	7,364
Dexus	129	962
Domino's Pizza Enterprises Ltd.	8	226
Flight Centre Ltd.	7	200
Fortescue Metals Group Ltd.	193	569
Goodman Group	202	1,513
GPT Group	227	853
Harvey Norman Holdings Ltd. (b)	81	180
Incitec Pivot Ltd.	200	461
Insurance Australia Group Ltd.	289	1,424
LendLease Corp. Ltd.	70	570
Macquarie Group Ltd.	41	3,095
Medibank Private Ltd.	340	615
Mirvac Group	458	722
National Australia Bank Ltd.	341	5,786
Newcrest Mining Ltd.	96	1,474
Oil Search Ltd.	171	857
Orica Ltd.	46	561
Origin Energy Ltd. (a)	220	995
	Shares/Par[1]	Value ($)
QBE Insurance Group Ltd.	170	1,205
Ramsay Health Care Ltd.	17	706
REA Group Ltd.	7	363
Rio Tinto Ltd.	46	2,553
Santos Ltd.	220	846
Scentre Group	666	1,827
Seek Ltd.	43	511
Sonic Health Care Ltd.	50	784
South32 Ltd.	647	1,526
Stockland	314	777
Suncorp Group Ltd.	162	1,438
Sydney Airport	132	623
Tabcorp Holdings Ltd.	232	702
Telstra Corp. Ltd.	510	1,022
TPG Telecom Ltd. (b)	45	203
Transurban Group	325	2,670
Treasury Wine Estates Ltd.	90	933
Vicinity Centres	406	743
Washington H Soul Pattinson & Co. Ltd.	12	209
Wesfarmers Ltd.	142	3,224
Westpac Banking Corp. (b)	426	7,514
Woodside Petroleum Ltd.	117	2,578
Woolworths Group Ltd.	163	3,392
WorleyParsons Ltd.	36	286
		112,725
Austria 0.2%
Andritz AG (b)	9	417
Erste Group Bank AG	38	1,253
OMV AG	18	804
Raiffeisen International Bank Holding AG	18	466
Verbund AG	8	321
Voestalpine AG	14	415
		3,676
Belgium 0.9%
AGEAS	22	1,008
Anheuser-Busch InBev NV	95	6,288
Belgacom SA	20	548
Colruyt SA	7	508
Groupe Bruxelles Lambert SA	10	905
KBC Groep NV	31	2,047
Solvay SA	9	926
Telenet Group Holding NV	6	299
UCB SA	15	1,263
Umicore SA	26	1,046
		14,838
China 0.0%
BeiGene Ltd. - ADR (a)	4	508
Denmark 1.7%
A P Moller - Maersk A/S - Class A	—	552
A P Moller - Maersk A/S - Class B	1	1,008
Carlsberg A/S - Class B	13	1,420
Chr Hansen Holding A/S	12	1,093
Coloplast A/S - Class B	15	1,378
Danske Bank A/S	90	1,791
DSV A/S	24	1,569
Genmab A/S (a)	8	1,284
H Lundbeck A/S	8	366
ISS A/S	21	577
Novo Nordisk A/S - Class B	226	10,388
Novozymes A/S - Class B (b)	27	1,199
Orsted A/S (b)	24	1,581
Pandora A/S	13	546
Tryg A/S	15	375
Vestas Wind Systems A/S	25	1,862
William Demant Holding A/S (a)	13	364
		27,353
Finland 1.1%
Elisa Oyj	18	725
Fortum Oyj	54	1,188
Kone Oyj - Class B	42	2,022
Metso Oyj	14	365
Neste Oil Oyj	16	1,236
Nokia Oyj	705	4,080

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

141

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Nokian Renkaat Oyj	15	475
Orion Oyj - Class B	14	480
Sampo Oyj - Class A	55	2,455
Stora Enso Oyj - Class R	68	785
UPM-Kymmene Oyj	67	1,703
Wartsila Oyj (b)	57	914
		16,428
France 10.1%
Accor SA	23	1,008
Aeroports de Paris	4	685
Air Liquide	53	6,650
Alstom SA	19	766
Amundi SA	8	400
Arkema SA	9	731
AtoS SE	12	969
AXA SA	243	5,266
BioMerieux	5	323
BNP Paribas SA	140	6,337
Bollore SA	116	466
Bouygues SA	27	957
Bureau Veritas SA	33	672
Capgemini SA	20	1,997
Carrefour SA	72	1,238
Casino Guichard Perrachon SA	7	272
Cie de Saint-Gobain	62	2,083
Cie Generale d'Optique Essilor International SA	36	4,511
CNP Assurances SA	21	455
Compagnie Generale des Etablissements Michelin	21	2,122
Covivio	5	477
Credit Agricole SA	142	1,542
Danone SA	77	5,446
Dassault Aviation SA	—	408
Dassault Systemes SA	16	1,929
Edenred	29	1,081
Eiffage SA	10	817
Electricite de France SA	73	1,153
Engie SA	229	3,285
Eurazeo SA	6	435
Eurofins Scientific SE (b)	1	548
Eutelsat Communications Group SA	23	452
Faurecia	10	363
Gecina SA	6	729
Getlink	57	762
Hermes International SCA	4	2,204
Icade SA	4	338
Iliad SA	3	430
Imerys SA	4	211
Ingenico Group	7	411
Ipsen SA	5	605
JC Decaux SA (b)	9	250
Kering SA	9	4,478
Klepierre	25	786
Legrand SA	33	1,883
L'Oreal SA	31	7,265
LVMH Moet Hennessy Louis Vuitton SE	35	10,295
Natixis	117	552
Orange SA	250	4,064
Pernod-Ricard SA	27	4,370
Peugeot SA	74	1,572
Publicis Groupe SA	26	1,487
Remy Cointreau SA	3	316
Renault SA	24	1,505
Rexel SA	39	420
Safran SA	42	5,055
Sanofi SA	140	12,176
Sartorius Stedim Biotech SA	3	308
Schneider Electric SE (a)	69	4,707
SCOR SE	20	915
SEB SA	3	378
Societe BIC SA	3	302
Societe Generale SA	96	3,078
Sodexo SA	11	1,157
Suez Environnement Co.	46	613
Teleperformance	7	1,154
	Shares/Par[1]	Value ($)
Thales SA	13	1,529
Total SA	299	15,820
Ubisoft Entertainment SA (a)	10	788
Valeo SA	30	876
Veolia Environnement	67	1,376
Vinci SA	63	5,209
Vivendi SA	130	3,166
Wendel SA	4	443
		159,827
Germany 8.1%
1&1 Drillisch AG	6	330
Adidas AG	24	4,951
Allianz SE	54	10,818
Aroundtown SA	87	719
Axel Springer SE	6	367
BASF SE	114	8,024
Bayer AG	116	8,128
Bayerische Motoren Werke AG	41	3,374
Beiersdorf AG	12	1,289
Brenntag AG	19	820
Commerzbank AG (a)	125	834
Continental AG	14	1,918
Covestro AG	24	1,197
Daimler AG	113	5,968
Delivery Hero AG (a)	12	441
Deutsche Bank AG	246	1,976
Deutsche Boerse AG	24	2,915
Deutsche Lufthansa AG	29	664
Deutsche Post AG	123	3,383
Deutsche Telekom AG	415	7,067
Deutsche Wohnen SE	44	2,039
E.ON SE	276	2,725
Evonik Industries AG	20	494
Fraport AG Frankfurt Airport Services Worldwide	5	379
Fresenius Medical Care AG & Co. KGaA	27	1,754
Fresenius SE & Co. KGaA	52	2,542
GEA Group AG	21	554
Hannover Rueck SE	8	1,015
HeidelbergCement AG	19	1,142
Henkel AG & Co. KGaA	13	1,250
Hochtief AG	2	321
Hugo Boss AG	8	478
Infineon Technologies AG	142	2,850
Innogy SE (a)	18	786
KION Group AG	9	453
Lanxess AG	11	497
Merck KGaA	16	1,670
Metro AG	22	338
MTU Aero Engines Holding AG	6	1,182
Muenchener Rueckversicherungs AG	19	4,062
Osram Licht AG	12	544
ProSiebenSat.1 Media SE	30	540
Puma SE	1	534
RTL Group SA	5	275
RWE AG	65	1,409
SAP SE	122	12,256
Siemens AG	95	10,660
Siemens Healthineers AG (a)	18	757
Symrise AG	15	1,140
Telefonica Deutschland Holding AG	96	378
ThyssenKrupp AG	54	941
Uniper SE	25	657
United Internet AG	15	672
Volkswagen AG	4	627
Vonovia SE	61	2,765
Wirecard AG	15	2,258
Zalando SE (a)	14	356
		128,483
Hong Kong 3.6%
AIA Group Ltd.	1,504	12,471
ASM Pacific Technology Ltd.	40	378
Bank of East Asia Ltd.	156	495
BOC Hong Kong Holdings Ltd.	463	1,715
CK Asset Holdings Ltd.	324	2,347

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

142

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
CK Hutchison Holdings Ltd.	338	3,248
CK Infrastructure Holdings Ltd.	80	606
CLP Holdings Ltd.	205	2,321
Dairy Farm International Holdings Ltd.	43	393
Galaxy Entertainment Group Ltd.	297	1,873
Hang Lung Group Ltd.	105	267
Hang Lung Properties Ltd.	241	460
Hang Seng Bank Ltd.	96	2,135
Henderson Land Development Co. Ltd.	164	817
HK Electric Investments Ltd.	354	359
HKT Trust	493	710
Hong Kong & China Gas Co. Ltd.	1,155	2,385
Hong Kong Exchanges & Clearing Ltd.	148	4,276
Hongkong Land Holdings Ltd.	146	922
Hysan Development Co. Ltd.	76	361
Jardine Matheson Holdings Ltd.	28	1,951
Kerry Properties Ltd.	82	282
Link REIT	264	2,676
Melco Resorts & Entertainment Ltd. - ADR	31	538
MGM China Holdings Ltd. (b)	112	187
Minth Group Ltd.	90	291
MTR Corp.	188	990
New World Development Ltd.	781	1,028
NWS Holdings Ltd.	188	385
PCCW Ltd.	504	290
Power Assets Holdings Ltd.	170	1,182
Shangri-La Asia Ltd.	142	210
Sino Land Co.	403	689
SJM Holdings Ltd.	242	226
Sun Hung Kai Properties Ltd.	199	2,844
Swire Pacific Ltd. - Class A	61	650
Swire Properties Ltd.	145	510
Techtronic Industries Co.	171	911
WH Group Ltd.	1,111	856
Wharf Holdings Ltd.	149	389
Wharf Real Estate Investment Co. Ltd.	151	905
Wheelock & Co. Ltd.	108	618
Yue Yuen Industrial Holdings Ltd.	89	285
		57,432
Ireland 0.6%
AIB Group Plc	101	428
Bank of Ireland Group Plc	118	654
CRH Plc	104	2,759
James Hardie Industries SE - CDI	55	581
Kerry Group Plc - Class A	20	1,968
Kingspan Group Plc	17	738
Paddy Power Betfair Plc	10	846
Ryanair Holdings Plc (a)	2	22
Smurfit Kappa Group Plc	29	771
		8,767
Israel 0.5%
Azrieli Group	5	238
Bank Hapoalim BM	133	837
Bank Leumi Le-Israel BM	180	1,088
Bezeq Israeli Telecommunication Corp. Ltd.	244	238
Check Point Software Technologies Ltd. (a)	16	1,605
Elbit Systems Ltd.	3	328
Israel Chemicals Ltd.	91	514
Mizrahi Tefahot Bank Ltd.	17	280
Nice Ltd. (a)	8	842
Teva Pharmaceutical Industries Ltd. - ADR (a)	121	1,864
Wix.com Ltd. (a)	5	436
		8,270
Italy 2.0%
Assicurazioni Generali SpA	147	2,458
Atlantia SpA	62	1,288
Davide Campari-Milano SpA	71	604
Enel SpA	1,020	5,920
ENI SpA	319	5,037
EXOR NV	13	734
Ferrari NV	15	1,532
Intesa Sanpaolo SpA	1,865	4,164
Leonardo SpA	50	438
Mediobanca SpA	81	687
	Shares/Par[1]	Value ($)
Moncler SpA	23	767
Pirelli & C. SpA (a)	51	331
Poste Italiane SpA	65	523
Prysmian SpA	29	555
Recordati SpA	13	443
Snam Rete Gas SpA	274	1,204
Telecom Italia SpA	803	385
Telecom Italia SpA (a)	1,469	817
Terna Rete Elettrica Nazionale SpA	170	966
Unicredit SpA	251	2,853
		31,706
Japan 24.0%
ABC-Mart Inc.	4	209
Acom Co. Ltd.	44	145
AEON Co. Ltd.	75	1,465
AEON Financial Service Co. Ltd.	14	254
AEON Mall Co. Ltd.	14	220
Air Water Inc.	18	269
Aisin Seiki Co. Ltd.	20	695
Ajinomoto Co. Inc.	57	1,014
Alfresa Holdings Corp.	24	603
All Nippon Airways Co. Ltd.	15	528
Alps Electric Co. Ltd.	23	447
Amada Co. Ltd.	43	384
Aozora Bank Ltd.	15	455
Asahi Breweries Ltd.	45	1,758
Asahi Glass Co. Ltd.	23	737
Asahi Intecc Co. Ltd.	11	454
Asahi Kasei Corp.	158	1,625
Ashikaga Holdings Co. Ltd.	112	296
Asics Corp.	19	241
Astellas Pharma Inc.	233	2,990
Bandai Namco Holdings Inc.	25	1,116
Bank of Kyoto Ltd.	7	295
Benesse Holdings Inc.	9	231
Bridgestone Corp.	76	2,937
Brother Industries Ltd.	27	403
Calbee Inc. (b)	11	329
Canon Inc. (b)	125	3,422
Casio Computer Co. Ltd.	25	295
Central Japan Railway Co.	18	3,821
China Bank Ltd.	73	404
Chubu Electric Power Co. Inc.	75	1,074
Chugai Pharmaceutical Co. Ltd.	27	1,597
Chugoku Electric Power Co. Inc.	34	439
Coca-Cola Bottlers Japan Holdings Inc.	18	528
Concordia Financial Group Ltd.	134	516
Credit Saison Co. Ltd.	23	274
CyberAgent Inc.	13	501
Dai Nippon Printing Co. Ltd.	30	627
Daicel Corp.	35	363
Daifuke Co. Ltd.	12	564
Dai-Ichi Life Holdings Inc.	135	2,096
Daiichi Sankyo Co. Ltd.	71	2,266
Daikin Industries Ltd.	31	3,312
Dainippon Sumitomo Pharma Co. Ltd.	20	634
Daito Trust Construction Co. Ltd.	9	1,187
Daiwa House Industry Co. Ltd.	71	2,249
Daiwa House REIT Investment Co.	—	506
Daiwa Securities Group Inc.	201	1,019
Dena Co. Ltd.	12	199
Denso Corp.	55	2,418
Dentsu Inc.	27	1,186
Disco Corp.	4	405
Don Quijote Holdings Co. Ltd.	14	886
East Japan Railway Co.	38	3,372
Eisai Co. Ltd.	31	2,432
Electric Power Development Co. Ltd.	18	424
FamilyMart UNY Holdings Co. Ltd.	8	1,012
Fanuc Ltd.	24	3,678
Fast Retailing Co. Ltd.	7	3,726
Fuji Electric Holdings Co. Ltd.	16	465
FUJIFILM Holdings Corp.	48	1,874
Fujitsu Ltd.	25	1,532

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

143

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Fukuoka Financial Group Inc.	19	393
Hakuhodo DY Holdings Inc.	30	430
Hamamatsu Photonics KK	18	613
Hankyu Hanshin Holdings Inc.	29	947
Hikari Tsushin Inc.	3	407
Hino Motors Ltd.	33	314
Hirose Electric Co. Ltd.	4	370
Hisamitsu Pharmaceutical Co. Inc.	8	420
Hitachi Chemical Co. Ltd.	12	181
Hitachi Construction Machinery Co. Ltd.	13	310
Hitachi High-Technologies Corp.	8	259
Hitachi Ltd.	121	3,215
Hitachi Metals Ltd.	26	266
Honda Motor Co. Ltd.	204	5,369
Hoshizaki Corp.	7	407
Hoya Corp.	48	2,872
Hulic Co. Ltd.	36	322
Idemitsu Kosan Co. Ltd.	16	539
IHI Corp.	18	496
Iida Group Holdings Co. Ltd.	18	306
INPEX Corp.	128	1,140
Isetan Mitsukoshi Holdings Ltd.	41	454
Isuzu Motors Ltd.	67	936
ITOCHU Corp.	177	3,006
J. Front Retailing Co. Ltd.	30	344
Japan Airlines Co. Ltd.	15	542
Japan Airport Terminal Co. Ltd.	6	190
Japan Exchange Group Inc.	63	1,027
Japan Post Bank Co. Ltd.	49	538
Japan Post Holdings Co. Ltd.	197	2,269
Japan Prime Realty Investment Corp.	—	376
Japan Real Estate Investment Corp.	—	905
Japan Retail Fund Investment Corp.	—	668
Japan Tobacco Inc.	138	3,280
JFE Holdings Inc.	61	970
JGC Corp.	26	365
JS Group Corp.	32	402
JSR Corp.	23	349
JTEKT Corp.	27	301
JXTG Holdings Inc.	408	2,131
Kajima Corp.	55	731
Kakaku.com Inc.	16	286
Kamigumi Co. Ltd.	12	256
Kaneka Corp.	7	236
Kansai Electric Power Co. Inc.	88	1,317
Kansai Paint Co. Ltd.	24	459
Kao Corp.	62	4,602
Kawasaki Heavy Industries Ltd.	17	369
KDDI Corp.	220	5,266
Keihan Holdings Co. Ltd.	12	505
Keikyu Corp.	27	437
Keio Corp.	13	733
Keisei Electric Railway Co. Ltd.	16	486
Keyence Corp.	12	6,122
Kikkoman Corp.	18	941
Kintetsu Corp.	21	920
Kirin Holdings Co. Ltd.	103	2,149
Kobayashi Pharmaceutical Co. Ltd.	6	429
Kobe Steel Ltd.	38	261
Koito Manufacturing Co. Ltd.	13	666
Komatsu Ltd.	116	2,472
Konami Corp.	12	527
Konica Minolta Holdings Inc.	55	498
Kose Corp.	4	595
Kubota Corp. (b)	123	1,754
Kuraray Co. Ltd.	37	527
Kurita Water Industries Ltd.	12	285
Kyocera Corp.	40	2,007
kyowa Hakko Kirin Co. Ltd.	34	635
Kyushu Electric Power Co. Inc. (b)	46	544
Kyushu Railway Co.	20	660
Lawson Inc.	6	386
LINE Corp. (a) (b)	9	319
Lion Corp.	27	556
M3 Inc.	52	703
	Shares/Par[1]	Value ($)
Makita Corp.	27	976
Marubeni Corp.	195	1,368
Marui Group Co. Ltd.	22	433
Maruichi Steel Tube Ltd.	7	205
Mazda Motor Corp.	74	758
McDonald's Holdings Co. Japan Ltd. (b)	8	340
Medipal Holdings Corp.	21	448
MEIJI Holdings Co. Ltd.	16	1,282
Minebea Mitsumi Inc.	49	711
MISUMI Group Inc.	35	735
Mitsubishi Chemical Holdings Corp.	160	1,207
Mitsubishi Corp.	169	4,654
Mitsubishi Electric Corp.	228	2,519
Mitsubishi Estate Co. Ltd.	148	2,326
Mitsubishi Gas Chemical Co. Inc.	20	294
Mitsubishi Heavy Industries Ltd.	38	1,361
Mitsubishi Materials Corp. (b)	14	360
Mitsubishi Motors Corp.	81	438
Mitsubishi Tanabe Pharma Corp.	33	480
Mitsubishi UFJ Financial Group Inc.	1,471	7,206
Mitsubishi UFJ Lease & Finance Co. Ltd.	55	262
Mitsui & Co. Ltd.	208	3,200
Mitsui Chemicals Inc.	24	546
Mitsui Fudosan Co. Ltd.	112	2,463
Mitsui OSK Lines Ltd.	17	366
Mizuho Financial Group Inc.	3,024	4,690
MonotaRO Co. Ltd.	14	343
MS&AD Insurance Group Holdings	59	1,692
Murata Manufacturing Co. Ltd.	23	3,068
Nabtesco Corp.	15	315
Nagoya Railroad Co. Ltd.	24	621
NEC Corp.	32	957
NEC Electronics Corp. (a)	101	454
Nexon Co. Ltd. (a)	58	743
NGK Insulators Ltd.	34	463
NGK Spark Plug Co. Ltd.	19	384
Nidec Corp.	28	3,172
Nikon Corp.	39	585
Nintendo Co. Ltd.	14	3,774
Nippon Building Fund Inc.	—	1,071
Nippon Electric Glass Co. Ltd.	10	247
Nippon Express Co. Ltd.	9	512
Nippon Meat Packers Inc.	12	451
Nippon Paint Co. Ltd. (b)	18	622
Nippon Prologis REIT Inc.	—	446
Nippon Steel Corp.	95	1,630
Nippon Telegraph & Telephone Corp.	87	3,531
Nippon Yusen KK	20	303
Nissan Chemical Industries Ltd.	15	794
Nissan Motor Co. Ltd.	290	2,326
Nisshin Seifun Group Inc.	24	502
Nissin Foods Holdings Co. Ltd.	7	465
Nitori Co. Ltd.	10	1,251
Nitto Denko Corp.	21	1,030
Nomura Holdings Inc.	433	1,650
Nomura Real Estate Holdings Inc.	16	290
Nomura Real Estate Master Fund Inc.	1	663
Nomura Research Institute Ltd.	13	497
NSK Ltd.	44	375
NTT Data Corp.	78	858
NTT DoCoMo Inc.	164	3,701
Obayashi Corp.	80	723
Obic Co. Ltd.	8	633
Odakyu Electric Railway Co. Ltd.	36	798
OJI Holdings Corp.	106	543
Olympus Corp.	36	1,123
Omron Corp.	24	871
Ono Pharmaceutical Co. Ltd.	47	966
Oracle Corp. Japan	5	323
Oriental Land Co. Ltd.	25	2,520
ORIX Corp.	166	2,413
Osaka Gas Co. Ltd.	48	876
Otsuka Corp.	13	356
Otsuka Holdings Co. Ltd.	49	1,998
Panasonic Corp.	277	2,477

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

144

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Park24 Co. Ltd.	14	312
Persol Holdings Co. Ltd.	22	322
Pigeon Corp.	13	548
Pola Orbis Holdings Inc. (b)	12	310
Rakuten Inc.	107	716
Recruit Holdings Co. Ltd.	138	3,334
Resona Holdings Inc.	261	1,256
Ricoh Co. Ltd.	83	808
Rinnai Corp.	4	263
Rohm Co. Ltd.	12	780
Ryohin Keikaku Co. Ltd.	3	727
Sankyo Co. Ltd.	5	193
Santen Pharmaceutical Co. Ltd.	45	651
SBI Holdings Inc.	27	529
Secom Co. Ltd.	26	2,169
Sega Sammy Holdings Inc.	21	299
Seibu Holdings Inc.	29	511
Seiko Epson Corp.	34	482
Sekisui Chemical Co. Ltd.	47	690
Sekisui House Ltd.	77	1,153
Seven & I Holdings Co. Ltd.	94	4,101
Seven Bank Ltd.	68	193
SG Holdings Co. Ltd.	12	319
Sharp Corp. (b)	26	262
Shimadzu Corp.	28	543
Shimamura Co. Ltd.	3	199
Shimano Inc.	9	1,282
Shimizu Corp.	72	589
Shin-Etsu Chemical Co. Ltd.	45	3,489
Shinsei Bank Ltd.	21	253
Shionogi & Co. Ltd.	34	1,948
Shiseido Co. Ltd.	48	2,979
Shizuoka Bank Ltd.	50	389
Showa Denko KK (b)	16	478
Showa Shell Sekiyu KK	23	319
SMC Corp.	7	2,143
SoftBank Group Corp.	103	6,809
Sohgo Security Services Co. Ltd.	9	407
Sompo Holdings Inc.	42	1,407
Sony Corp.	159	7,626
Sony Financial Holdings Inc.	21	390
Stanley Electric Co. Ltd.	16	454
Subaru Corp. NPV	77	1,654
Sumco Corp.	30	330
Sumitomo Chemical Co. Ltd.	185	894
Sumitomo Corp.	141	1,997
Sumitomo Electric Industries Ltd.	94	1,246
Sumitomo Heavy Industries Ltd.	13	399
Sumitomo Metal Mining Co. Ltd.	29	776
Sumitomo Mitsui Financial Group Inc.	166	5,504
Sumitomo Mitsui Trust Holdings Inc.	41	1,514
Sumitomo Realty & Development Co. Ltd.	44	1,627
Sumitomo Rubber Industries Inc.	20	235
Sundrug Co. Ltd.	9	265
Suntory Beverage & Food Ltd.	17	776
Suzuken Co. Ltd.	9	470
Suzuki Motor Corp.	43	2,173
Sysmex Corp. (b)	21	1,003
T&D Holdings Inc.	69	801
Taiheiyo Cement Corp.	16	481
Taisei Corp.	27	1,137
Taisho Pharmaceutical Holdings Co. Ltd.	5	472
Taiyo Nippon Sanso Corp.	16	253
Takashimaya Co. Ltd.	17	217
Takeda Pharmaceutical Co. Ltd. (b)	89	3,024
TDK Corp. (b)	16	1,114
Teijin Ltd.	23	366
Terumo Corp.	38	2,145
THK Co. Ltd.	15	286
Tobu Railway Co. Ltd.	23	612
Toho Co. Ltd.	14	500
Toho Gas Co. Ltd.	9	376
Tohoku Electric Power Co. Inc.	52	692
Tokio Marine Holdings Inc.	84	4,004
Tokyo Century Corp.	6	242
	Shares/Par[1]	Value ($)
Tokyo Electric Power Co. Holdings Inc. (a)	179	1,061
Tokyo Electron Ltd.	20	2,240
Tokyo Gas Co. Ltd.	48	1,229
Tokyu Corp.	62	1,017
Tokyu Fudosan Holdings Corp	74	366
Toppan Printing Co. Ltd.	29	433
Toray Industries Inc.	173	1,214
Toshiba Corp.	82	2,305
Tosoh Corp.	31	402
TOTO Ltd.	17	592
Toyo Seikan Group Holdings Ltd.	21	470
Toyo Suisan Kaisha Ltd.	11	377
Toyoda Gosei Co. Ltd.	9	184
Toyota Industries Corp.	18	841
Toyota Motor Corp.	285	16,522
Toyota Tsusho Corp.	26	777
Trend Micro Inc.	15	801
Tsuruha Holdings Inc.	5	412
Unicharm Corp.	50	1,633
United Urban Investment Corp.	—	548
USS Co. Ltd.	29	478
Welcia Holdings Co. Ltd. (b)	5	235
West Japan Railway Co.	21	1,448
Yahoo! Japan Corp.	353	879
Yakult Honsha Co. Ltd.	15	1,040
Yamada Denki Co. Ltd. (b)	77	371
Yamaguchi Financial Group Inc.	23	224
Yamaha Corp.	17	729
Yamaha Motor Co. Ltd. (b)	36	703
Yamato Holdings Co. Ltd.	38	1,056
Yamazaki Baking Co. Ltd.	16	343
Yaskawa Electric Corp.	30	728
Yokogawa Electric Corp.	29	493
Yokohama Rubber Co. Ltd.	15	281
ZOZO Inc.	24	443
		378,797
Luxembourg 0.3%
ArcelorMittal	83	1,746
Millicom International Cellular SA - SDR	9	548
SES SA - FDR	45	864
Tenaris SA	59	636
		3,794
Macau 0.1%
Sands China Ltd.	302	1,324
Wynn Macau Ltd.	197	429
		1,753
Malta 0.0%
BGP Holdings Plc (a) (c)	479	—
Netherlands 5.9%
ABN AMRO Group NV - CVA	53	1,243
Aegon NV	219	1,027
Airbus SE	73	7,025
Akzo Nobel NV	32	2,552
ASML Holding NV	51	8,050
CNH Industrial NV	128	1,167
Heineken Holding NV	14	1,235
Heineken NV	32	2,875
ING Groep NV	487	5,266
Koninklijke Ahold NV	156	3,952
Koninklijke KPN NV	419	1,229
Koninklijke Philips Electronics NV	118	4,181
Koninklijke Philips NV	23	1,881
Koninklijke Vopak NV	9	391
NN Group NV	37	1,473
NXP Semiconductors NV	43	3,155
Randstad NV	15	682
Royal Dutch Shell Plc - Class A	573	16,884
Royal Dutch Shell Plc - Class B	467	13,945
Unibail-Rodamco SE	15	2,279
Unibail-Rodamco SE - CDI (a)	71	532
Unilever NV - CVA	192	10,450
Wolters Kluwer NV	36	2,152
		93,626

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

145

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Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
New Zealand 0.2%
a2 Milk Co. Ltd. (a)	94	699
Auckland International Airport Ltd.	123	593
Fisher & Paykel Healthcare Corp.	71	618
Fletcher Building Ltd.	112	366
Meridian Energy Ltd.	153	349
Ryman Healthcare Ltd.	48	348
Spark New Zealand Ltd.	217	603
		3,576
Norway 0.7%
Aker BP ASA	14	352
DNB Bank ASA	120	1,930
Equinor ASA	146	3,092
Gjensidige Forsikring ASA	25	390
Marine Harvest ASA	53	1,117
Norsk Hydro ASA	173	787
Orkla ASA	101	798
Schibsted ASA - Class B	12	366
Telenor ASA	92	1,787
Yara International ASA	22	856
		11,475
Portugal 0.2%
Banco Espirito Santo SA (a) (c)	413	—
Energias de Portugal SA	328	1,147
Galp Energia SGPS SA	63	990
Jeronimo Martins SGPS SA	33	396
		2,533
Singapore 1.4%
Ascendas REIT	304	574
Capitaland Commercial Trust	304	390
CapitaLand Ltd.	318	724
CapitaMall Trust	304	504
City Developments Ltd.	54	322
ComfortDelgro Corp. Ltd.	263	414
DBS Group Holdings Ltd.	225	3,904
Genting International Plc	791	567
Golden Agri-Resources Ltd.	877	157
Jardine Cycle & Carriage Ltd.	12	312
Keppel Corp. Ltd.	181	783
Oversea-Chinese Banking Corp. Ltd.	390	3,220
SembCorp Industries Ltd.	115	214
Singapore Airlines Ltd.	68	469
Singapore Airport Terminal Services Ltd.	80	275
Singapore Exchange Ltd.	105	550
Singapore Press Holdings Ltd.	194	334
Singapore Technologies Engineering Ltd.	192	492
Singapore Telecommunications Ltd.	1,021	2,194
Suntec REIT	256	334
United Overseas Bank Ltd.	168	3,018
UOL Group Ltd.	59	265
Venture Corp. Ltd.	35	359
Wilmar International Ltd.	253	578
Yangzijiang Shipbuilding Holdings Ltd.	285	260
		21,213
Spain 3.0%
ACS Actividades de Construccion y Servicios SA	32	1,242
Aena SME SA	8	1,312
Amadeus IT Group SA	55	3,839
Banco Bilbao Vizcaya Argentaria SA	836	4,467
Banco de Sabadell SA	701	804
Banco Santander SA	2,025	9,286
Bankia SA	160	470
Bankinter SA	83	669
CaixaBank SA	449	1,631
Enagas SA	28	757
Endesa SA	39	912
Ferrovial SA	62	1,254
Grifols SA - Class A	37	976
Iberdrola SA	757	6,104
Inditex SA	137	3,499
Mapfre SA	134	356
Naturgy Energy Group SA	44	1,114
Red Electrica Corp. SA	54	1,207
	Shares/Par[1]	Value ($)
Repsol SA	171	2,761
Siemens Gamesa Renewable Energy SA (a) (b)	32	390
Telefonica SA	586	4,936
		47,986
Sweden 2.7%
Alfa Laval AB	37	785
Assa Abloy AB - Class B	125	2,249
Atlas Copco AB - Class A	84	2,003
Atlas Copco AB - Class B	49	1,065
Boliden AB	34	736
Electrolux AB - Class B	30	627
Epiroc AB - Class A (a)	82	776
Epiroc AB - Class B (a)	47	416
Essity AB - Class B	76	1,866
Hennes & Mauritz AB - Class B (b)	109	1,558
Hexagon AB - Class B	32	1,495
Husqvarna AB - Class B	54	399
ICA Gruppen AB	10	342
Industrivarden AB - Class C	21	419
Investor AB - Class B	57	2,425
Kinnevik AB - Class B	30	720
L E Lundbergforetagen AB - Series B	9	267
Lundin Petroleum AB	24	592
Nordea Bank AB	381	3,206
Sandvik AB	141	2,034
Securitas AB - Class B	39	619
Skandinaviska Enskilda Banken AB - Class A	203	1,983
Skanska AB - Class B	43	685
SKF AB - Class B	46	702
Svenska Handelsbanken AB - Class A	191	2,134
Swedbank AB - Class A	113	2,537
Swedish Match AB	22	875
Tele2 AB - Class B	62	795
Telefonaktiebolaget LM Ericsson - Class B	385	3,433
Telia Co. AB	347	1,646
Volvo AB - Class B	196	2,577
		41,966
Switzerland 9.0%
ABB Ltd.	231	4,414
Adecco Group AG	20	929
Baloise Holding AG	6	819
Barry Callebaut AG	—	434
Cie Financiere Richemont SA	65	4,233
Clariant AG	24	434
Credit Suisse Group AG	320	3,519
Dufry AG	4	374
EMS-Chemie Holding AG	1	513
Ferguson Plc	29	1,841
Geberit AG	5	1,807
Givaudan SA	1	2,679
Glencore Plc	1,425	5,304
Julius Baer Group Ltd.	28	999
Kuehne & Nagel International AG	7	865
LafargeHolcim Ltd.	61	2,516
Lindt & Spruengli AG	—	968
Lonza Group AG	9	2,432
Nestle SA	382	31,097
Novartis AG	270	23,182
Pargesa Holding SA	5	357
Partners Group Holding AG	2	1,315
Roche Holding AG	88	21,782
Schindler Holding AG	3	498
SGS SA	1	1,508
Sika AG	16	2,055
Sonova Holding AG	7	1,116
STMicroelectronics NV	85	1,226
Straumann Holding AG	1	838
Swatch Group AG	7	421
Swatch Group AG	4	1,127
Swiss Life Holding AG	4	1,652
Swiss Prime Site AG	9	762
Swiss Re AG	38	3,506
Swisscom AG	3	1,555
Temenos Group AG	8	927

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

146

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Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
UBS Group AG	479	5,982
Vifor Pharma AG	6	616
Zurich Insurance Group AG	19	5,675
		142,277
United Arab Emirates 0.0%
NMC Health Plc	13	467
United Kingdom 14.6%
3i Group Plc	121	1,199
Admiral Group Plc	25	645
Anglo American Plc	132	2,949
Antofagasta Plc	52	524
Ashtead Group Plc	62	1,294
Associated British Foods Plc	44	1,159
AstraZeneca Plc	158	11,840
Auto Trader Group Plc	113	654
Aviva Plc	490	2,349
Babcock International Group Plc	33	203
BAE Systems Plc	399	2,342
Barclays Plc	2,139	4,121
Barratt Developments Plc	125	739
Berkeley Group Holdings Plc	16	701
BP Plc	2,486	15,751
British American Tobacco Plc	286	9,142
British Land Co. Plc	115	787
BT Group Plc	1,056	3,217
Bunzl Plc	42	1,267
Burberry Group Plc	52	1,156
Carnival Plc	22	1,047
Centrica Plc	699	1,204
Coca-Cola European Partners Plc	27	1,245
Coca-Cola HBC AG	24	760
Compass Group Plc	198	4,179
ConvaTec Group Plc	180	320
Croda International Plc	16	980
DCC Plc	12	929
Diageo Plc	306	10,930
Direct Line Insurance Group Plc	169	685
easyJet Plc	21	290
Experian Plc	115	2,795
Fiat Chrysler Automobiles NV (a)	135	1,960
Fresnillo Plc	28	304
G4S Plc	190	479
GlaxoSmithKline Plc	618	11,768
GVC Holdings Plc	67	581
Hammerson Plc	97	409
Hargreaves Lansdown Plc	35	837
HSBC Holdings Plc	2,485	20,558
Imperial Brands Plc	120	3,626
Informa Plc	156	1,258
InterContinental Hotels Group Plc	23	1,219
International Consolidated Airlines Group SA	76	604
Intertek Group Plc	20	1,235
Investec Plc	85	481
ITV Plc	451	718
J Sainsbury Plc	218	737
John Wood Group Plc	81	524
Johnson Matthey Plc	24	862
Kingfisher Plc	268	708
Land Securities Group Plc	95	979
Legal & General Group Plc	746	2,202
Lloyds Banking Group Plc	8,879	5,866
London Stock Exchange Group Plc	39	2,025
Marks & Spencer Group Plc	200	632
Meggitt Plc	101	608
Melrose Industries Plc	605	1,267
Merlin Entertainments Plc	93	375
Micro Focus International Plc	55	964
Mondi Plc	46	957
National Grid Plc	423	4,123
Next Plc	18	911
Pearson Plc	97	1,166
Persimmon Plc	40	981
Prudential Plc (d)	324	5,815
Reckitt Benckiser Group Plc	84	6,438
	Shares/Par[1]	Value ($)
Relx Plc	246	5,069
Rio Tinto Plc	146	7,000
Rolls-Royce Holdings Plc	208	2,211
Royal Bank of Scotland Group Plc	606	1,692
Royal Mail Plc	117	405
RSA Insurance Group Plc	125	823
Sage Group Plc	135	1,037
Schroders Plc	16	491
Segro Plc	125	939
Severn Trent Plc	29	673
Shire Plc	114	6,662
Smith & Nephew Plc	109	2,047
Smiths Group Plc	49	854
SSE Plc	127	1,751
St. James's Place Plc	65	790
Standard Chartered Plc	351	2,730
Standard Life Aberdeen Plc	293	960
Taylor Wimpey Plc	405	704
Tesco Plc	1,219	2,960
TUI AG	57	813
Unilever Plc	142	7,444
United Utilities Group Plc	86	810
Vodafone Group Plc	3,318	6,500
Weir Group Plc	29	483
Whitbread Plc	23	1,320
WM Morrison Supermarkets Plc	277	753
WPP Plc	159	1,720
		231,221
United States of America 0.2%
AerCap Holdings NV (a)	15	596
Jardine Strategic Holdings Ltd.	28	1,014
Qiagen NV (a)	28	973
		2,583
Total Common Stocks (cost $1,524,091)		1,553,280
PREFERRED STOCKS 0.7%
Germany 0.6%
Bayerische Motoren Werke AG	7	506
Fuchs Petrolub SE	9	354
Henkel AG & Co. KGaA (e)	22	2,437
Porsche Automobil Holding SE (e)	19	1,129
Sartorius AG	5	569
Volkswagen AG (e)	23	3,700
		8,695
Switzerland 0.1%
Lindt & Spruengli AG (e)	—	836
Schindler Holding AG (e)	5	1,009
		1,845
Total Preferred Stocks (cost $10,551)		10,540
RIGHTS 0.0%
Spain 0.0%
Respol SA (a)	171	78
Total Rights (cost $78)		78
SHORT TERM INVESTMENTS 1.3%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (f)	4,150	4,150
Securities Lending Collateral 1.0%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (d) (f)	15,663	15,663
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (g) (h)	890	886
Total Short Term Investments (cost $20,699)		20,699
Total Investments 100.2% (cost $1,555,419)		1,584,597
Other Derivative Instruments 0.0%		69
Other Assets and Liabilities, Net (0.2)%		(3,928)
Total Net Assets 100.0%		1,580,738

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

147

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Schedules of Investments (in thousands)

December 31, 2018

Shares/Par[1]	Value ($)

(c)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   Investment in affiliate.

(e)  Convertible security.

(f)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(g)   All or a portion of the security is pledged or segregated as collateral.

(h)   The coupon rate represents the yield to maturity.

JNL/Mellon Capital MSCI KLD 400 Social Index Fund
COMMON STOCKS 99.5%
Communication Services 14.4%
Alphabet Inc. - Class A (a)	1	842
Alphabet Inc. - Class C (a)	1	879
CenturyLink Inc.	3	39
Cincinnati Bell Inc. (a)	—	1
Discovery Inc. - Class A (a) (b)	—	11
Discovery Inc. - Class C (a)	1	18
Facebook Inc. - Class A (a)	7	852
John Wiley & Sons Inc. - Class A	—	7
Liberty Global Plc - Class A (a)	1	11
Liberty Global Plc - Class C (a)	1	29
Netflix Inc. (a)	1	315
New York Times Co. - Class A (b)	—	9
Omnicom Group Inc.	1	45
Scholastic Corp.	—	3
Sprint Corp. (a)	2	12
Verizon Communications Inc.	11	626
Walt Disney Co.	4	440
		4,139
Consumer Discretionary 8.3%
Aptiv Plc	1	43
ARAMARK Corp.	1	19
Autoliv Inc.	—	17
AutoNation Inc. (a)	—	5
Best Buy Co. Inc.	1	35
Booking Holdings Inc. (a)	—	220
BorgWarner Inc.	1	20
Buckle Inc. (b)	—	1
Caleres Inc.	—	4
Callaway Golf Co.	—	4
Carmax Inc. (a)	1	29
Choice Hotels International Inc.	—	8
Columbia Sportswear Co.	—	7
Darden Restaurants Inc.	—	33
Deckers Outdoor Corp. (a)	—	10
Domino's Pizza Inc.	—	26
Ethan Allen Interiors Inc.	—	1
Foot Locker Inc.	—	17
GameStop Corp. - Class A (b)	—	3
Gap Inc.	1	15
Garmin Ltd.	—	20
HanesBrands Inc.	1	11
Harley-Davidson Inc.	1	16
Hasbro Inc.	—	25
Hilton Worldwide Holdings Inc.	1	55
Jack in the Box Inc.	—	5
Kohl's Corp.	1	30
La-Z-Boy Inc.	—	3
LKQ Corp. (a)	1	21
Lowe's Cos. Inc.	2	201
Marriott International Inc. - Class A	1	86
Mattel Inc. (a) (b)	1	9
McDonald's Corp.	2	372
Meritage Homes Corp. (a)	—	3
Michael Kors Holdings Ltd. (a)	—	15
Mohawk Industries Inc. (a)	—	19
Newell Brands Inc.	1	24
Nike Inc. - Class B	4	256
	Shares/Par[1]	Value ($)
Nordstrom Inc.	—	14
NutriSystem Inc.	—	3
Office Depot Inc.	1	3
Pool Corp.	—	16
PVH Corp.	—	19
Royal Caribbean Cruises Ltd.	1	45
Shutterfly Inc. (a)	—	3
Signet Jewelers Ltd. (b)	—	5
Starbucks Corp.	4	235
Tesla Inc. (a) (b)	—	115
Tiffany & Co.	—	24
Tractor Supply Co.	—	27
Tupperware Brands Corp.	—	3
Ulta Beauty Inc. (a) (b)	—	38
Under Armour Inc. - Class A (a) (b)	1	9
Under Armour Inc. - Class C (a)	1	9
Vail Resorts Inc.	—	23
VF Corp.	1	66
Whirlpool Corp.	—	19
Wolverine World Wide Inc.	—	9
		2,373
Consumer Staples 7.5%
Archer-Daniels-Midland Co.	2	61
Avon Products Inc. (a)	1	2
Bunge Ltd.	—	21
Campbell Soup Co. (b)	1	17
Clorox Co.	—	53
Coca-Cola Co.	11	516
Colgate-Palmolive Co.	2	131
Darling Ingredients Inc. (a)	1	9
Estee Lauder Cos. Inc. - Class A	1	79
General Mills Inc.	2	62
Hain Celestial Group Inc. (a)	—	3
Hormel Foods Corp. (b)	1	33
Ingredion Inc.	—	18
JM Smucker Co.	—	28
Kellogg Co.	1	40
Kimberly-Clark Corp.	1	107
Kraft Heinz Foods Co.	2	71
McCormick & Co. Inc.	—	46
Mondelez International Inc. - Class A	4	158
Procter & Gamble Co.	7	617
Sysco Corp.	1	84
United Natural Foods Inc. (a)	—	1
		2,157
Energy 4.0%
Apache Corp. (b)	1	27
Baker Hughes a GE Co. LLC - Class A	1	28
ConocoPhillips Co.	3	196
Core Laboratories NV (b)	—	7
Denbury Resources Inc. (a) (b)	1	2
Devon Energy Corp.	1	30
EQT Corp.	1	13
Hess Corp.	1	30
Marathon Oil Corp.	2	32
Marathon Petroleum Corp.	2	109
National Oilwell Varco Inc.	1	27
Newfield Exploration Co. (a)	1	7
Noble Energy Inc.	1	24
Occidental Petroleum Corp.	2	127
ONEOK Inc.	1	60
Phillips 66	1	103
Pioneer Natural Resources Co.	1	60
QEP Resources Inc. (a)	1	4
Schlumberger Ltd.	4	135
Southwestern Energy Co. (a)	2	6
TechnipFMC Plc	1	22
Valero Energy Corp.	1	86
		1,135
Financials 9.9%
Allstate Corp.	1	78
Ally Financial Inc.	1	25
American Express Co.	2	188
Ameriprise Financial Inc.	—	39

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

148

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Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Arthur J Gallagher & Co.	1	35
Bank of Hawaii Corp.	—	7
Bank of New York Mellon Corp. (c)	3	127
BB&T Corp.	2	90
BlackRock Inc.	—	126
Cathay General Bancorp	—	8
Charles Schwab Corp.	3	136
Chubb Ltd.	1	160
CIT Group Inc.	—	11
Citizens Financial Group Inc.	1	38
CME Group Inc.	1	181
Comerica Inc.	1	32
FactSet Research Systems Inc.	—	21
First Republic Bank	1	38
Franklin Resources Inc.	1	24
Hartford Financial Services Group Inc.	1	42
Heartland Financial USA Inc.	—	3
Intercontinental Exchange Inc.	2	115
International Bancshares Corp.	—	4
Invesco Ltd.	1	18
KeyCorp	3	41
Legg Mason Inc.	—	5
Loews Corp.	1	32
M&T Bank Corp.	—	54
Marsh & McLennan Cos. Inc.	1	109
Moody's Corp.	1	65
New York Community Bancorp Inc.	1	12
Northern Trust Corp.	1	47
Old National Bancorp	—	5
People's United Financial Inc.	1	15
PNC Financial Services Group Inc.	1	146
Principal Financial Group Inc.	1	35
Progressive Corp.	2	94
Prudential Financial Inc.	1	91
Regions Financial Corp.	3	39
S&P Global Inc.	1	115
Signature Bank	—	16
State Street Corp.	1	64
SVB Financial Group (a)	—	28
T. Rowe Price Group Inc.	1	60
TD Ameritrade Holding Corp.	1	37
Travelers Cos. Inc.	1	86
Umpqua Holdings Corp.	1	10
Voya Financial Inc.	—	17
Willis Towers Watson Plc	—	54
		2,823
Health Care 12.9%
AbbVie Inc.	4	377
Abiomed Inc. (a)	—	38
Agilent Technologies Inc.	1	58
Align Technology Inc. (a)	—	43
AmerisourceBergen Corp.	1	33
Amgen Inc.	2	340
Becton Dickinson & Co.	1	163
Biogen Inc. (a)	1	163
BioMarin Pharmaceutical Inc. (a)	1	41
Bio-Techne Corp.	—	15
Bristol-Myers Squibb Co.	4	227
Cardinal Health Inc.	1	36
Celgene Corp. (a)	2	121
Centene Corp. (a)	1	65
Cerner Corp. (a)	1	41
Cigna Corp.	1	194
Cooper Cos. Inc.	—	33
Dentsply Sirona Inc.	1	21
Edwards Lifesciences Corp. (a)	1	86
Gilead Sciences Inc.	4	218
HCA Healthcare Inc.	1	94
Henry Schein Inc. (a)	—	33
Hologic Inc. (a)	1	31
Humana Inc.	—	106
Idexx Laboratories Inc. (a)	—	43
Iqvia Ltd. (a)	—	51
Jazz Pharmaceuticals Plc (a)	—	20
	Shares/Par[1]	Value ($)
Laboratory Corp. of America Holdings (a)	—	36
MEDNAX Inc. (a)	—	8
Merck & Co. Inc.	7	548
Mettler-Toledo International Inc. (a)	—	38
Patterson Cos. Inc.	—	5
Quest Diagnostics Inc.	—	31
ResMed Inc.	—	43
Select Medical Holdings Corp. (a)	—	5
TESARO Inc. (a) (b)	—	9
Varian Medical Systems Inc. (a)	—	27
Vertex Pharmaceuticals Inc. (a)	1	113
Waters Corp. (a)	—	39
Zoetis Inc. - Class A	1	111
		3,704
Industrials 10.1%
3M Co.	2	302
ACCO Brands Corp.	—	2
Acuity Brands Inc.	—	13
AGCO Corp.	—	10
Air Lease Corp. - Class A	—	8
Allegion Plc	—	21
Amerco Inc.	—	8
AO Smith Corp.	—	17
Applied Industrial Technologies Inc.	—	5
ArcBest Corp.	—	2
Avis Budget Group Inc. (a)	—	4
Builders FirstSource Inc. (a)	—	3
C.H. Robinson Worldwide Inc.	—	32
Caterpillar Inc.	2	204
Copart Inc. (a)	1	27
CSX Corp.	2	136
Cummins Inc.	—	55
Deere & Co.	1	124
Delta Air Lines Inc.	1	24
Deluxe Corp.	—	5
Dover Corp.	—	27
Dun & Bradstreet Corp.	—	14
Eaton Corp. Plc	1	81
Echo Global Logistics Inc. (a)	—	1
EMCOR Group Inc.	—	9
Essendant Inc.	—	1
Expeditors International of Washington Inc.	1	31
Exponent Inc.	—	7
Fastenal Co.	1	39
Flowserve Corp.	—	14
Fortive Corp.	1	54
Fortune Brands Home & Security Inc.	—	14
Genesee & Wyoming Inc. - Class A (a)	—	12
Graco Inc.	1	19
Granite Construction Inc. (b)	—	4
H&E Equipment Services Inc.	—	2
HD Supply Holdings Inc. (a)	1	19
Heidrick & Struggles International Inc.	—	1
Hertz Global Holdings Inc. (a) (b)	—	2
HNI Corp.	—	4
ICF International Inc.	—	3
Illinois Tool Works Inc.	1	104
Ingersoll-Rand Plc	1	61
Interface Inc.	—	2
Johnson Controls International Plc	3	74
Kansas City Southern	—	25
Kelly Services Inc. - Class A	—	2
Knoll Inc.	—	2
Lennox International Inc.	—	21
Lincoln Electric Holdings Inc.	—	12
Manpower Inc.	—	11
Masco Corp.	1	23
Meritor Inc. (a)	—	3
Middleby Corp. (a)	—	15
Navigant Consulting Inc.	—	3
Norfolk Southern Corp.	1	114
Owens Corning Inc.	—	12
PACCAR Inc.	1	54
Parker Hannifin Corp.	—	52

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

149

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Quanta Services Inc. (a)	—	13
Resources Connection Inc.	—	1
Robert Half International Inc.	—	20
Rockwell Automation Inc.	—	49
Roper Industries Inc.	—	74
RR Donnelley & Sons Co.	—	1
Ryder System Inc.	—	7
Sensata Technologies Holding Plc (a)	1	21
Snap-On Inc.	—	22
Southwest Airlines Co.	—	17
Spirit Aerosystems Holdings Inc. - Class A	—	22
Stanley Black & Decker Inc.	—	50
Steelcase Inc. - Class A	—	4
Team Inc. (a) (b)	—	1
Tennant Co.	—	2
Tetra Tech Inc.	—	8
Timken Co.	—	8
TransUnion LLC	1	29
TrueBlue Inc. (a)	—	2
Union Pacific Corp.	2	276
United Parcel Service Inc. - Class B	2	183
United Rentals Inc. (a)	—	22
WABCO Holdings Inc. (a)	—	16
Wabtec Corp.	—	16
Wesco Aircraft Holdings Inc. (a)	—	1
WW Grainger Inc.	—	36
Xylem Inc.	1	32
		2,883
Information Technology 23.3%
Accenture Plc - Class A	2	244
Adobe Inc. (a)	1	298
Advanced Micro Devices Inc. (a)	3	46
Analog Devices Inc.	1	85
Ansys Inc. (a)	—	32
Applied Materials Inc.	3	86
ASGN Inc. (a)	—	8
Autodesk Inc. (a)	1	77
Automatic Data Processing Inc.	1	154
Cadence Design Systems Inc. (a)	1	33
Cisco Systems Inc.	13	549
Citrix Systems Inc.	—	37
Cognex Corp.	1	19
Cognizant Technology Solutions Corp. - Class A	2	100
CommScope Holding Co. Inc. (a) (b)	1	8
Corning Inc.	2	67
Dell Technologies Inc. - Class C (a)	—	17
F5 Networks Inc. (a)	—	27
FleetCor Technologies Inc. (a)	—	45
Flex Ltd. (a)	1	10
Fortinet Inc. (a)	—	27
Hewlett Packard Enterprise Co.	4	53
HP Inc.	4	87
IHS Markit Ltd. (a)	1	50
Intel Corp.	12	583
International Business Machines Corp.	3	280
Intuit Inc.	1	130
Itron Inc. (a)	—	5
Lam Research Corp.	—	58
Microchip Technology Inc. (b)	1	45
Microsoft Corp.	20	1,993
Motorola Solutions Inc.	—	50
Nvidia Corp.	2	207
Oracle Corp.	8	364
Plantronics Inc.	—	3
Salesforce.com Inc. (a)	2	266
Skyworks Solutions Inc.	1	32
Symantec Corp.	2	32
TE Connectivity Ltd.	1	71
Teradata Corp. (a)	—	13
Texas Instruments Inc.	3	248
Trimble Inc. (a)	1	23
VMware Inc. - Class A	—	28
Western Union Co.	1	21
Workday Inc. - Class A (a)	—	62
	Shares/Par[1]	Value ($)
Xerox Corp.	1	11
		6,684
Materials 3.2%
Air Products & Chemicals Inc.	1	94
Albemarle Corp.	—	22
Avery Dennison Corp.	—	21
Axalta Coating Systems Ltd. (a)	1	13
Ball Corp.	1	40
Compass Minerals International Inc.	—	4
Domtar Corp.	—	7
Ecolab Inc.	1	102
HB Fuller Co.	—	6
International Flavors & Fragrances Inc.	—	30
Linde Plc	2	232
Minerals Technologies Inc.	—	4
Mosaic Co.	1	28
Newmont Mining Corp.	2	50
Nucor Corp.	1	45
PPG Industries Inc.	1	67
Schnitzer Steel Industries Inc. - Class A	—	2
Sealed Air Corp.	—	14
Sherwin-Williams Co.	—	89
Sonoco Products Co.	—	14
WestRock Co.	1	26
		910
Real Estate 3.9%
American Tower Corp.	1	187
AvalonBay Communities Inc.	—	66
Boston Properties Inc.	—	46
CBRE Group Inc. - Class A (a)	1	36
Corporate Office Properties Trust	—	6
Digital Realty Trust Inc.	1	59
Duke Realty Corp.	1	24
Equinix Inc.	—	76
Equity Residential Properties Inc.	1	65
Federal Realty Investment Trust	—	23
HCP Inc.	1	35
Host Hotels & Resorts Inc.	2	32
Iron Mountain Inc.	1	23
Jones Lang LaSalle Inc.	—	16
Liberty Property Trust	—	16
Macerich Co.	—	13
PotlatchDeltic Corp.	—	5
ProLogis Inc.	2	99
Realogy Holdings Corp. (b)	—	4
SBA Communications Corp. (a)	—	50
Simon Property Group Inc.	1	141
UDR Inc.	1	28
Vornado Realty Trust	1	29
Weyerhaeuser Co.	2	44
		1,123
Utilities 2.0%
AES Corp.	2	26
Alliant Energy Corp.	1	27
American Water Works Co. Inc.	1	44
Avista Corp.	—	8
CenterPoint Energy Inc.	1	38
CMS Energy Corp.	1	37
Consolidated Edison Inc.	1	65
Eversource Energy	1	56
MDU Resources Group Inc.	1	11
New Jersey Resources Corp.	—	12
NiSource Inc.	1	25
Northwest Natural Holding Co. (b)	—	4
Ormat Technologies Inc. (b)	—	5
PPL Corp.	2	54
Sempra Energy	1	81
UGI Corp.	1	26
WEC Energy Group Inc.	1	59
		578
Total Common Stocks (cost $29,919)		28,509

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

150

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 1.6%
Investment Companies 0.8%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	224	224
Securities Lending Collateral 0.8%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	225	225
Treasury Securities 0.0%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	10	10
Total Short Term Investments (cost $459)		459
Total Investments 101.1% (cost $30,378)		28,968
Other Derivative Instruments 0.0%		1
Other Assets and Liabilities, Net (1.1)%		(317)
Total Net Assets 100.0%		28,652

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e)   All or a portion of the security is pledged or segregated as collateral.

(f)  The coupon rate represents the yield to maturity.

JNL/Mellon Capital Bond Index Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 2.0%
American Express Credit Account Master Trust
Series 2017-A-1, 1.93%, 02/18/20	700	692
BMW Vehicle Owner Trust
Series 2018-A4-A, 2.51%, 10/25/21	1,000	984
Capital One Multi-Asset Execution Trust
Series 2016-A4-A4, 1.33%, 08/15/19	1,200	1,188
CarMax Auto Owner Trust
Series 2017-A4-2, 2.25%, 05/17/21	1,000	988
CFCRE Commercial Mortgage Trust
Series 2017-A4-C8, REMIC, 3.57%, 05/17/27	1,250	1,234
Chase Issuance Trust
Series 2015-A4-A4, 1.84%, 04/15/20	500	493
Citibank Credit Card Issuance Trust
Series 2014-A1-A1, 2.88%, 01/21/21	300	300
Citigroup Commercial Mortgage Trust
Series 2014-A4-GC23, REMIC, 3.62%, 07/12/24	500	505
Series 2015-A3-GC33, REMIC, 3.52%, 08/10/25	700	698
COMM Mortgage Trust
Series 2015-A2-DC1, REMIC, 2.87%, 01/10/20	485	483
Series 2013-A4-CR11, REMIC, 4.26%, 09/12/23	650	676
Series 2014-A4-UBS3, REMIC, 3.82%, 05/10/24	500	510
Commercial Mortgage Trust
Series 2014-A3-UBS3, REMIC, 3.55%, 04/12/24	500	500
Series 2014-AM-UBS4, REMIC, 3.97%, 07/12/24	400	402
Series 2015-A4-DC1, REMIC, 3.08%, 12/12/24	500	488
Series 2015-A4-LC19, REMIC, 3.18%, 01/10/25	1,000	986
Delta Air Lines Pass-Through Trust
Series 2007-A-1, 6.82%, 08/10/22	222	240
Discover Card Execution Note Trust
Series 2018-A5-A5, 3.32%, 09/15/21	625	633
Series 2017-A2-A2, 2.39%, 01/18/22	1,000	983
Ford Credit Auto Owner Trust
Series 2016-A4-A, 1.60%, 06/15/21	1,000	991
JPMBB Commercial Mortgage Securities Trust
Series 2013-A5-C15, REMIC, 4.13%, 09/15/23	500	516
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-A5-C10, REMIC, 3.14%, 02/17/23	1,000	992
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-A4-C6, REMIC, 2.86%, 09/16/22	222	219
Series 2014-A5-C17, REMIC, 3.74%, 07/17/24	500	507
Series 2013-A2-C11, REMIC, 3.09%, 08/17/46	162	162
Morgan Stanley Capital I Trust
Series 2017-A4-H1, REMIC, 3.26%, 03/17/27	500	483
SG Commercial Mortgage Securities Trust
Series 2016-A4-C5, REMIC, 3.06%, 06/12/26	1,000	952
UBS-Barclays Commercial Mortgage Trust
Series 2012-A4-C3, REMIC, 3.09%, 09/12/22	350	349
	Shares/Par[1]	Value ($)
Series 2012-A5-C4, REMIC, 2.85%, 12/12/22	500	494
United Airlines Inc. Pass-Through Trust
Series 2013-A-1, 4.30%, 08/15/25	201	202
Series 2014-A-2, 3.75%, 09/03/26	166	161
US Airways Pass-Through Trust
Series 2013-A-1, 3.95%, 11/15/25	180	178
Wells Fargo Commercial Mortgage Trust
Series 2017-A2-RC1, REMIC, 3.12%, 02/17/22	500	497
Series 2018-A5-C44, REMIC, 4.21%, 04/17/28	1,000	1,034
Wells Fargo-RBS Commercial Mortgage Trust
Series 2012-A3-C9, REMIC, 2.87%, 10/17/22	358	353
Series 2014-A5-C21, REMIC, 3.68%, 07/17/24	500	506
Total Non-U.S. Government Agency Asset-Backed Securities (cost $21,985)		21,579
CORPORATE BONDS AND NOTES 25.1%
Communication Services 2.2%
21st Century Fox America Inc.
4.50%, 02/15/21	400	411
3.00%, 09/15/22	350	346
6.20%, 12/15/34	50	61
6.15%, 02/15/41	550	698
Alphabet Inc.
2.00%, 08/15/26	300	273
America Movil SAB de CV
6.38%, 03/01/35	200	236
4.38%, 07/16/42 (a)	200	192
AT&T Inc.
2.45%, 06/30/20	150	148
2.80%, 02/17/21	535	528
3.00%, 06/30/22	150	146
3.40%, 05/15/25 (a)	200	189
4.25%, 03/01/27	170	166
4.50%, 05/15/35	950	866
6.35%, 03/15/40	300	321
4.35%, 06/15/45	500	425
4.75%, 05/15/46	200	178
5.65%, 02/15/47	160	160
4.50%, 03/09/48	656	565
5.70%, 03/01/57	170	168
British Telecommunications Plc
9.13%, 12/15/30 (b)	250	339
CBS Corp.
4.00%, 01/15/26	500	485
7.88%, 07/30/30	125	157
4.85%, 07/01/42	150	138
Charter Communications Operating LLC
3.58%, 07/23/20	500	500
4.91%, 07/23/25	640	636
6.48%, 10/23/45	210	214
5.75%, 04/01/48	100	94
Comcast Corp.
2.75%, 03/01/23	50	49
3.70%, 04/15/24	285	286
3.38%, 08/15/25	290	283
4.15%, 10/15/28	350	356
4.20%, 08/15/34	500	480
6.50%, 11/15/35	100	120
6.95%, 08/15/37	250	309
3.90%, 03/01/38	70	65
4.60%, 10/15/38	170	172
4.75%, 03/01/44	300	302
4.00%, 08/15/47 - 03/01/48	110	101
4.70%, 10/15/48	365	371
Deutsche Telekom International Finance BV
8.75%, 06/15/30 (b)	300	393
Discovery Communications LLC
2.80%, 06/15/20 (c)	250	247
3.50%, 06/15/22 (c)	250	247
3.95%, 03/20/28	105	98
5.00%, 09/20/37	150	139
6.35%, 06/01/40	100	105
5.20%, 09/20/47	75	70
France Telecom SA
5.38%, 01/13/42	100	105

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

151

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Grupo Televisa SAB
6.63%, 03/18/25	100	110
Interpublic Group of Cos. Inc.
4.20%, 04/15/24	250	248
NBCUniversal Media LLC
5.15%, 04/30/20	200	205
4.38%, 04/01/21	500	514
6.40%, 04/30/40	250	301
Orange SA
4.13%, 09/14/21	500	511
5.50%, 02/06/44	300	321
Rogers Communications Inc.
3.63%, 12/15/25	300	293
Telefonica Emisiones SAU
5.13%, 04/27/20	350	357
Telefonica Europe BV
8.25%, 09/15/30	500	639
Time Warner Cable Inc.
7.30%, 07/01/38	300	328
6.75%, 06/15/39	300	305
Time Warner Inc.
3.40%, 06/15/22	500	493
2.95%, 07/15/26	500	449
4.85%, 07/15/45	90	80
Verizon Communications Inc.
1.75%, 08/15/21	500	483
3.13%, 03/16/22	135	134
2.45%, 11/01/22	500	485
5.15%, 09/15/23	250	266
3.38%, 02/15/25	223	217
4.13%, 03/16/27	300	301
4.50%, 08/10/33	180	178
5.25%, 03/16/37	195	204
4.86%, 08/21/46	850	836
5.01%, 04/15/49 - 08/21/54	560	548
Viacom Inc.
3.88%, 04/01/24	156	153
4.38%, 03/15/43	300	238
Vodafone Group Plc
4.38%, 05/30/28	220	214
7.88%, 02/15/30	200	247
5.00%, 05/30/38	60	56
5.25%, 05/30/48	175	164
Walt Disney Co.
2.75%, 08/16/21 (a)	300	298
7.00%, 03/01/32	50	67
4.38%, 08/16/41	250	254
		23,435
Consumer Discretionary 1.3%
Alibaba Group Holding Ltd.
3.13%, 11/28/21	210	208
4.50%, 11/28/34	300	294
Amazon.com Inc.
2.50%, 11/29/22	200	195
3.15%, 08/22/27	1,140	1,101
3.88%, 08/22/37	170	166
4.25%, 08/22/57	320	316
AutoZone Inc.
3.25%, 04/15/25	350	332
3.75%, 06/01/27	200	191
Board of Trustees of the Leland Stanford Junior University
3.65%, 05/01/48	20	20
BorgWarner Inc.
4.38%, 03/15/45	200	186
California Institute of Technology
4.32%, 08/01/45	40	42
Carnival Corp.
3.95%, 10/15/20	200	203
Dollar General Corp.
3.25%, 04/15/23	250	244
Dollar Tree Inc.
4.20%, 05/15/28	90	85
Ford Motor Co.
4.35%, 12/08/26 (a)	200	178
	Shares/Par[1]	Value ($)
7.45%, 07/16/31	300	309
5.29%, 12/08/46	200	164
General Motors Co.
5.00%, 04/01/35	200	171
5.15%, 04/01/38	70	60
5.40%, 04/01/48 (a)	190	163
GLP Capital LP
4.38%, 04/15/21	300	301
5.38%, 04/15/26	150	148
5.75%, 06/01/28	300	303
Hasbro Inc.
6.35%, 03/15/40	300	312
Home Depot Inc.
2.00%, 04/01/21	310	303
3.00%, 04/01/26	500	484
5.88%, 12/16/36	600	719
3.50%, 09/15/56	200	168
Kohl's Corp.
4.25%, 07/17/25	500	493
Lowe's Cos. Inc.
4.63%, 04/15/20	100	101
4.38%, 09/15/45	150	136
Marriott International Inc.
3.13%, 10/15/21 - 06/15/26	800	753
McDonald's Corp.
2.75%, 12/09/20	230	228
3.70%, 01/30/26	175	172
6.30%, 03/01/38	200	238
4.88%, 12/09/45	165	167
Nike Inc.
2.25%, 05/01/23	200	193
Nordstrom Inc.
4.00%, 10/15/21	225	227
Royal Caribbean Cruises Ltd.
7.50%, 10/15/27	20	23
Sands China Ltd.
4.60%, 08/08/23 (c) (d)	400	398
5.13%, 08/08/25 (c) (d)	400	396
Starbucks Corp.
2.70%, 06/15/22	225	219
3.80%, 08/15/25	200	198
4.00%, 11/15/28	200	198
4.50%, 11/15/48	400	375
Target Corp.
3.63%, 04/15/46	300	265
3.90%, 11/15/47	300	276
TJX Cos. Inc.
2.75%, 06/15/21	200	199
Toyota Motor Corp.
3.42%, 07/20/23	200	200
3.67%, 07/20/28 (a)	200	202
University of Notre Dame du Lac
3.44%, 02/15/45	250	237
University of Southern California
3.03%, 10/01/39	450	409
5.25%, 10/01/11	20	25
		13,694
Consumer Staples 1.5%
Altria Group Inc.
2.85%, 08/09/22	500	480
4.50%, 05/02/43	200	167
Anheuser-Busch InBev Worldwide Inc.
4.38%, 02/15/21	200	203
2.50%, 07/15/22	300	286
3.65%, 02/01/26	975	920
4.70%, 02/01/36	482	449
4.90%, 02/01/46	590	546
4.44%, 10/06/48	662	572
Archer-Daniels-Midland Co.
2.50%, 08/11/26	300	274
4.02%, 04/16/43	250	236
BAT Capital Corp.
2.76%, 08/15/22	310	293
4.39%, 08/15/37	150	123

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

152

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
4.54%, 08/15/47	150	120
Campbell Soup Co.
4.25%, 04/15/21	300	305
4.15%, 03/15/28 (a)	300	280
Church & Dwight Co. Inc.
3.15%, 08/01/27	200	187
3.95%, 08/01/47	200	181
Clorox Co.
3.80%, 11/15/21	250	254
Coca-Cola Co.
3.15%, 11/15/20	300	301
Coca-Cola Femsa SAB de CV
3.88%, 11/26/23	200	202
Conagra Brands Inc.
5.30%, 11/01/38	55	52
5.40%, 11/01/48	55	51
Constellation Brands Inc.
2.25%, 11/06/20	200	196
Costco Wholesale Corp.
3.00%, 05/18/27	80	77
Diageo Investment Corp.
8.00%, 09/15/22	100	116
General Mills Inc.
3.65%, 02/15/24	303	300
4.20%, 04/17/28	105	103
H.J. Heinz Finance Co.
6.75%, 03/15/32	500	568
JM Smucker Co.
3.50%, 03/15/25 (a)	300	289
3.38%, 12/15/27 (a)	250	231
Kellogg Co.
4.00%, 12/15/20	127	128
Kraft Foods Group Inc.
5.00%, 06/04/42	200	179
Kraft Heinz Foods Co.
2.80%, 07/02/20	210	208
5.20%, 07/15/45	80	72
4.38%, 06/01/46	205	171
Kroger Co.
6.15%, 01/15/20	200	206
7.50%, 04/01/31	150	181
Maple Escrow Subsidiary Inc.
4.06%, 05/25/23 (c)	205	204
Mead Johnson Nutrition Co.
4.60%, 06/01/44	200	205
Molson Coors Brewing Co.
3.00%, 07/15/26	500	447
PepsiCo Inc.
3.10%, 07/17/22	500	499
4.45%, 04/14/46	180	190
3.45%, 10/06/46	90	81
Philip Morris International Inc.
2.90%, 11/15/21	300	296
2.50%, 11/02/22	200	192
4.38%, 11/15/41	300	273
Procter & Gamble Co.
2.30%, 02/06/22	500	492
Reynolds American Inc.
4.85%, 09/15/23	150	151
5.70%, 08/15/35	100	99
5.85%, 08/15/45	210	195
Sysco Corp.
2.60%, 06/12/22	500	482
Tyson Foods Inc.
5.15%, 08/15/44	200	194
Unilever Capital Corp.
2.75%, 03/22/21	200	198
Walgreens Boots Alliance Inc.
3.80%, 11/18/24	200	197
4.50%, 11/18/34	200	188
Walmart Inc.
2.85%, 06/23/20	400	400
3.40%, 06/26/23	500	505
3.70%, 06/26/28	185	188
3.95%, 06/28/38	250	249
	Shares/Par[1]	Value ($)
Wal-Mart Stores Inc.
2.65%, 12/15/24	300	289
3.63%, 12/15/47	300	278
		15,999
Energy 2.6%
Anadarko Petroleum Corp.
6.45%, 09/15/36	250	267
4.50%, 07/15/44	200	172
Apache Corp.
3.63%, 02/01/21	400	400
4.75%, 04/15/43	200	172
Baker Hughes a GE Co. LLC
2.77%, 12/15/22	500	481
3.34%, 12/15/27	400	368
Baker Hughes Inc.
3.20%, 08/15/21	75	74
Boardwalk Pipelines LP
3.38%, 02/01/23	200	192
BP Capital Markets Plc
2.32%, 02/13/20	250	248
3.06%, 03/17/22	200	198
3.81%, 02/10/24	500	505
3.28%, 09/19/27	90	86
Burlington Resources Finance Co.
7.20%, 08/15/31	100	128
Canadian Natural Resources Ltd.
5.85%, 02/01/35	150	157
6.25%, 03/15/38	300	330
Cenovus Energy Inc.
5.40%, 06/15/47	500	432
Chevron Corp.
2.10%, 05/16/21	145	142
3.19%, 06/24/23	500	499
2.95%, 05/16/26	110	106
Columbia Pipeline Group Inc.
5.80%, 06/01/45	100	105
Concho Resources Inc.
4.30%, 08/15/28	250	245
4.88%, 10/01/47	45	43
Conoco Funding Co.
7.25%, 10/15/31	75	96
ConocoPhillips Holding Co.
6.95%, 04/15/29	200	245
Continental Resources Inc.
4.50%, 04/15/23	300	295
Devon Energy Corp.
4.00%, 07/15/21	750	751
5.85%, 12/15/25	57	60
Ecopetrol SA
4.13%, 01/16/25	250	238
Enable Midstream Partners LP
3.90%, 05/15/24	200	190
4.95%, 05/15/28	300	285
Enbridge Energy Partners LP
7.50%, 04/15/38	200	246
Energen Corp.
4.63%, 09/01/21	50	49
Energy Transfer Partners LP
4.75%, 01/15/26	350	334
4.95%, 06/15/28	250	245
7.50%, 07/01/38	200	222
6.50%, 02/01/42	150	151
6.00%, 06/15/48	50	48
Enterprise Products Operating LLC
5.25%, 01/31/20	300	305
3.70%, 02/15/26	350	343
6.88%, 03/01/33	25	30
6.45%, 09/01/40	100	115
4.45%, 02/15/43	150	136
4.95%, 10/15/54	300	292
EOG Resources Inc.
2.63%, 03/15/23	200	192
3.15%, 04/01/25	200	193

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

153

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Exxon Mobil Corp.
2.22%, 03/01/21	410	404
3.04%, 03/01/26	315	308
4.11%, 03/01/46 (a)	205	209
Halliburton Co.
3.80%, 11/15/25	150	145
7.45%, 09/15/39	250	312
5.00%, 11/15/45	120	119
Hess Corp.
7.30%, 08/15/31	23	25
5.60%, 02/15/41	400	352
HollyFrontier Corp.
5.88%, 04/01/26	240	243
Kerr-McGee Corp.
6.95%, 07/01/24	230	256
Kinder Morgan Energy Partners LP
3.50%, 09/01/23	300	292
5.00%, 03/01/43	300	277
5.40%, 09/01/44	250	241
Kinder Morgan Inc.
5.30%, 12/01/34	350	345
Magellan Midstream Partners LP
4.25%, 02/01/21	300	304
Marathon Petroleum Corp.
3.63%, 09/15/24	200	195
3.80%, 04/01/28	200	188
6.50%, 03/01/41	300	324
MPLX LP
4.88%, 12/01/24 - 06/01/25	550	557
4.50%, 04/15/38	105	92
5.20%, 03/01/47	60	56
5.50%, 02/15/49	80	78
4.90%, 04/15/58	110	93
National Oilwell Varco Inc.
2.60%, 12/01/22	80	75
Nexen Energy ULC
5.88%, 03/10/35 (a)	50	58
Noble Energy Inc.
3.90%, 11/15/24	35	34
3.85%, 01/15/28	300	272
Occidental Petroleum Corp.
3.40%, 04/15/26	500	489
4.63%, 06/15/45	100	100
4.10%, 02/15/47	150	141
ONEOK Inc.
7.50%, 09/01/23	200	224
4.00%, 07/13/27	200	191
4.55%, 07/15/28	50	50
ONEOK Partners LP
3.38%, 10/01/22	250	243
6.65%, 10/01/36	150	165
Pemex Project Funding Master Trust
6.63%, 06/15/35	150	131
Petroleos Mexicanos
6.00%, 03/05/20	500	509
6.88%, 08/04/26	300	292
6.50%, 03/13/27	330	311
5.35%, 02/12/28	195	171
5.50%, 01/21/21 - 06/27/44	1,200	1,078
5.63%, 01/23/46	350	265
6.75%, 09/21/47	270	223
Phillips 66
4.30%, 04/01/22	500	514
4.65%, 11/15/34	250	244
Phillips 66 Partners LP
2.65%, 02/15/20	200	198
4.90%, 10/01/46	150	137
Pioneer Natural Resources Co.
3.95%, 07/15/22	200	200
Plains All American Pipeline LP
4.30%, 01/31/43	200	158
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	300	315
5.00%, 03/15/27	100	101
4.20%, 03/15/28	300	286
	Shares/Par[1]	Value ($)
Shell International Finance BV
4.38%, 03/25/20	300	305
1.88%, 05/10/21	275	268
3.25%, 05/11/25	230	227
6.38%, 12/15/38	200	252
4.00%, 05/10/46	155	150
Statoil ASA
3.15%, 01/23/22	200	200
3.70%, 03/01/24	200	203
3.95%, 05/15/43	300	287
Suncor Energy Inc.
6.50%, 06/15/38	300	346
4.00%, 11/15/47	40	35
Sunoco Logistics Partners Operations LP
3.45%, 01/15/23	300	289
5.40%, 10/01/47	90	81
Total Capital Canada Ltd.
2.75%, 07/15/23	300	292
TransCanada PipeLines Ltd.
3.80%, 10/01/20	400	402
6.20%, 10/15/37	100	111
5.00%, 10/16/43	150	147
4.88%, 01/15/26 - 05/15/48	410	420
Valero Energy Corp.
3.65%, 03/15/25	250	238
Valero Energy Partners LP
4.38%, 12/15/26	200	197
Williams Partners LP
5.25%, 03/15/20	300	306
4.00%, 09/15/25	350	341
6.30%, 04/15/40	200	212
		28,310
Financials 7.8%
ACE INA Holdings Inc.
2.70%, 03/13/23	500	487
4.35%, 11/03/45	150	155
AerCap Ireland Capital Ltd.
3.95%, 02/01/22 (a)	750	737
3.30%, 01/23/23	300	285
3.88%, 01/23/28	300	263
Aflac Inc.
3.63%, 06/15/23	200	200
Agricultural Bank of China Ltd.
2.75%, 05/21/20	350	347
Allstate Corp.
3.15%, 06/15/23	400	398
American Express Co.
2.65%, 12/02/22	500	484
3.00%, 10/30/24	400	383
American Express Credit Corp.
3.30%, 05/03/27	300	292
American Honda Finance Corp.
3.45%, 07/14/23	200	200
American International Group Inc.
4.88%, 06/01/22	200	206
4.13%, 02/15/24	150	150
3.90%, 04/01/26	350	337
4.20%, 04/01/28	130	126
4.50%, 07/16/44	150	134
4.80%, 07/10/45	290	270
4.75%, 04/01/48	60	55
4.38%, 01/15/55	300	248
American Water Capital Corp.
3.75%, 09/01/47	100	90
Arch Capital Group U.S. Inc.
5.14%, 11/01/43	150	158
Ares Capital Corp.
4.25%, 03/01/25	300	285
Assurant Inc.
6.75%, 02/15/34	38	43
Australia & New Zealand Banking Group Ltd.
2.13%, 08/19/20	250	246
AXA Equitable Holdings Inc.
4.35%, 04/20/28 (c)	85	81

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

154

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
5.00%, 04/20/48 (c)	100	89
AXA SA
8.60%, 12/15/30	100	124
Banco Santander SA
3.13%, 02/23/23	400	378
3.80%, 02/23/28	400	357
Bank of America Corp.
2.25%, 04/21/20	120	119
2.63%, 04/19/21	380	374
5.00%, 05/13/21	400	416
2.37%, 07/21/21 (e)	140	137
2.74%, 01/23/22	100	98
2.82%, 07/21/23 (e)	800	775
3.00%, 12/20/23	1,300	1,262
4.00%, 04/01/24 - 01/22/25	450	445
3.86%, 07/23/24	140	140
4.20%, 08/26/24	750	744
4.25%, 10/22/26	750	730
3.59%, 07/21/28	750	713
3.97%, 03/05/29	150	146
4.27%, 07/23/29	170	169
6.11%, 01/29/37	250	276
4.24%, 04/24/38	120	114
4.44%, 01/20/48 (e)	120	115
3.95%, 01/23/49	75	67
Bank of Montreal
3.10%, 07/13/20 (a)	250	250
1.90%, 08/27/21	300	290
3.80%, 12/15/32	300	280
Bank One Corp.
8.00%, 04/29/27	200	247
Barclays Plc
3.25%, 01/12/21	285	280
3.65%, 03/16/25	400	372
5.25%, 08/17/45	250	231
Berkshire Hathaway Finance Corp.
4.25%, 01/15/21	300	309
4.30%, 05/15/43	200	201
4.20%, 08/15/48	135	134
Berkshire Hathaway Inc.
3.13%, 03/15/26	220	214
BlackRock Inc.
3.38%, 06/01/22	200	202
BNP Paribas SA
2.38%, 05/21/20	350	346
5.00%, 01/15/21	400	413
4.25%, 10/15/24	250	246
BPCE SA
4.00%, 04/15/24	200	201
Branch Banking & Trust Co.
2.25%, 06/01/20	300	296
3.63%, 09/16/25	500	494
Brookfield Asset Management Inc.
4.00%, 01/15/25	250	245
Brookfield Finance Inc.
3.90%, 01/25/28	150	143
Capital One Financial Corp.
3.50%, 06/15/23	550	539
Cincinnati Financial Corp.
6.13%, 11/01/34	100	116
Citibank NA
2.13%, 10/20/20	500	490
Citigroup Inc.
2.40%, 02/18/20	850	841
2.90%, 12/08/21	250	246
4.50%, 01/14/22	750	767
2.75%, 04/25/22	500	485
4.05%, 07/30/22	400	400
5.50%, 09/13/25	300	313
3.20%, 10/21/26	780	720
3.89%, 01/10/28 (e)	160	154
3.67%, 07/24/28 (e)	450	426
4.13%, 07/25/28	250	235
4.08%, 04/23/29	115	112
3.88%, 01/24/39	100	90
	Shares/Par[1]	Value ($)
5.88%, 01/30/42	489	556
4.28%, 04/24/48	60	56
4.65%, 07/23/48	140	137
Citizens Bank NA
2.20%, 05/26/20	250	246
CME Group Inc.
3.00%, 03/15/25	200	196
CNA Financial Corp.
5.75%, 08/15/21	200	210
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23	400	388
4.25%, 05/09/43	300	290
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.50%, 01/11/21	500	511
4.38%, 08/04/25	500	491
5.25%, 08/04/45	250	258
Credit Suisse AG
3.00%, 10/29/21	500	493
3.63%, 09/09/24	250	245
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	1,000	990
4.88%, 05/15/45	250	247
Deutsche Bank AG
4.25%, 10/14/21	220	217
Diamond 1 Finance Corp.
4.42%, 06/15/21 (c)	530	529
6.02%, 06/15/26 (c)	425	428
8.10%, 07/15/36 (c)	145	156
8.35%, 07/15/46 (c)	120	130
Discover Bank
7.00%, 04/15/20	300	312
4.25%, 03/13/26	200	195
Fifth Third Bancorp
8.25%, 03/01/38	300	399
Fifth Third Bank
2.25%, 06/14/21	500	488
Ford Motor Credit Co. LLC
3.81%, 10/12/21	300	292
GE Capital International Funding Co.
2.34%, 11/15/20	500	483
3.37%, 11/15/25	500	445
4.42%, 11/15/35	350	294
General Electric Capital Corp.
5.50%, 01/08/20	700	708
2.20%, 01/09/20 (a)	250	245
4.38%, 09/16/20	550	549
3.45%, 05/15/24	350	324
6.88%, 01/10/39	300	314
General Motors Financial Co. Inc.
3.20%, 07/06/21	500	488
4.38%, 09/25/21	380	381
4.15%, 06/19/23	500	487
4.00%, 01/15/25	200	188
Goldman Sachs Group Inc.
5.38%, 03/15/20	400	409
2.60%, 04/23/20	250	247
2.75%, 09/15/20	75	74
5.25%, 07/27/21	500	518
3.63%, 01/22/23	400	394
3.75%, 05/22/25	1,000	957
4.25%, 10/21/25	500	479
3.85%, 01/26/27	110	104
3.81%, 04/23/29	150	140
6.75%, 10/01/37	350	397
4.41%, 04/23/39	90	83
6.25%, 02/01/41	500	570
4.75%, 10/21/45	230	219
Hartford Financial Services Group Inc.
6.10%, 10/01/41	75	86
HSBC Holdings Plc
3.40%, 03/08/21	400	399
5.10%, 04/05/21	250	258
2.95%, 05/25/21	295	291
3.26%, 03/13/23 (e)	400	392

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

155

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
4.25%, 03/14/24	150	150
7.63%, 05/17/32	650	819
6.10%, 01/14/42 (a)	300	349
IHS Markit Ltd.
4.13%, 08/01/23	200	198
4.75%, 08/01/28	200	195
Intercontinental Exchange Group Inc.
4.00%, 10/15/23	300	307
Intercontinental Exchange Inc.
4.25%, 09/21/48	75	74
International Finance Corp.
2.00%, 10/24/22	500	488
Jefferies Group LLC
6.88%, 04/15/21	500	531
4.15%, 01/23/30	150	129
John Deere Capital Corp.
2.05%, 03/10/20	200	198
2.88%, 03/12/21	200	199
3.45%, 06/07/23	100	100
JPMorgan Chase & Co.
2.25%, 01/23/20	500	495
4.40%, 07/22/20	600	611
2.55%, 03/01/21	500	493
2.40%, 06/07/21	500	490
2.30%, 08/15/21	500	488
3.20%, 01/25/23	500	492
2.78%, 04/25/23	600	582
3.38%, 05/01/23	750	736
3.63%, 05/13/24	250	248
3.80%, 07/23/24	130	130
3.13%, 01/23/25	305	292
3.54%, 05/01/28	300	286
4.01%, 04/23/29	150	147
4.20%, 07/23/29	140	140
5.60%, 07/15/41	500	566
3.96%, 11/15/48	200	178
JPMorgan Chase Bank NA
3.51%, 01/23/29	200	189
3.90%, 01/23/49	105	93
Lincoln National Corp.
4.00%, 09/01/23 (a)	500	507
Lloyds Bank Plc
6.38%, 01/21/21	200	212
Lloyds Banking Group Plc
4.65%, 03/24/26	500	471
LYB International Finance BV
5.25%, 07/15/43	300	289
Manufacturers & Traders Trust Co.
2.10%, 02/06/20	350	346
2.63%, 01/25/21	250	246
MetLife Inc.
3.60%, 04/10/24	250	251
5.70%, 06/15/35	100	114
6.40%, 12/15/36	100	101
5.88%, 02/06/41	300	349
Mitsubishi UFJ Financial Group Inc.
3.54%, 07/26/21	300	301
2.19%, 09/13/21	500	484
3.76%, 07/26/23	300	301
4.29%, 07/26/38	300	300
Mizuho Financial Group Inc.
3.55%, 03/05/23	300	299
4.02%, 03/05/28	500	504
Morgan Stanley
5.50%, 01/26/20	750	767
2.80%, 06/16/20	200	199
5.75%, 01/25/21	400	417
3.13%, 01/23/23	150	146
3.75%, 02/25/23	300	299
3.70%, 10/23/24	100	98
4.00%, 07/23/25	750	740
6.25%, 08/09/26	200	221
4.35%, 09/08/26	650	632
3.63%, 01/20/27	600	571
6.38%, 07/24/42	300	367
	Shares/Par[1]	Value ($)
4.38%, 01/22/47	200	191
National Rural Utilities Cooperative Finance Corp.
2.00%, 01/27/20	250	248
Nomura Holdings Inc
6.70%, 03/04/20	400	416
Northern Trust Corp.
3.95%, 10/30/25	250	255
ORIX Corp.
3.70%, 07/18/27	200	193
PartnerRe Finance B LLC
5.50%, 06/01/20	90	92
PNC Bank NA
2.00%, 05/19/20	250	246
4.20%, 11/01/25	300	306
PNC Financial Services Group Inc.
2.60%, 07/21/20	650	644
3.15%, 05/19/27	400	383
Progressive Corp.
4.35%, 04/25/44	200	200
4.13%, 04/15/47	50	49
Prudential Financial Inc.
3.50%, 05/15/24 (a)	500	501
5.20%, 03/15/44 (e)	250	234
4.60%, 05/15/44	150	149
3.91%, 12/07/47	313	280
Royal Bank of Scotland Group Plc
6.13%, 12/15/22	200	203
3.50%, 05/15/23 (e)	200	192
3.88%, 09/12/23	300	287
S&P Global Inc.
4.40%, 02/15/26	90	94
6.55%, 11/15/37	250	308
Santander Holdings USA Inc.
4.50%, 07/17/25	500	488
Shell International Finance BV
4.13%, 05/11/35	435	436
4.38%, 05/11/45	260	267
Shire Acquisitions Investments Ireland Ltd.
2.40%, 09/23/21	250	242
3.20%, 09/23/26	500	452
Southern Co. Gas Capital Corp.
4.40%, 05/30/47	200	187
State Street Corp.
2.55%, 08/18/20	500	495
3.10%, 05/15/23	500	492
Sumitomo Mitsui Banking Corp.
3.40%, 07/11/24	500	492
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	250	242
3.10%, 01/17/23	100	98
3.45%, 01/11/27	150	145
3.54%, 01/17/28	200	194
Synchrony Financial
4.25%, 08/15/24	250	229
TD Ameritrade Holding Corp.
2.95%, 04/01/22	200	198
Toronto-Dominion Bank
2.50%, 12/14/20	350	346
2.55%, 01/25/21	200	198
Toyota Motor Credit Corp.
4.25%, 01/11/21	400	411
Travelers Cos. Inc.
4.00%, 05/30/47	100	96
Travelers Property Casualty Corp.
6.38%, 03/15/33	200	251
U.S. Bancorp
4.13%, 05/24/21	400	409
2.95%, 07/15/22	400	395
UBS AG
2.35%, 03/26/20	500	495
US Bancorp
3.15%, 04/27/27	500	481
US Bank NA
2.05%, 10/23/20	400	393
2.80%, 01/27/25	500	481

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

156

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Wells Fargo & Co.
2.55%, 12/07/20	500	492
4.60%, 04/01/21	500	513
3.50%, 03/08/22	500	497
3.07%, 01/24/23	220	214
3.00%, 02/19/25 - 04/22/26	640	598
4.10%, 06/03/26	200	195
3.00%, 10/23/26	500	462
3.58%, 05/22/28 (e)	250	240
5.38%, 02/07/35 (a)	250	275
5.61%, 01/15/44	350	379
4.90%, 11/17/45	250	243
4.75%, 12/07/46	200	193
Wells Fargo Bank NA
2.60%, 01/15/21	250	247
Westpac Banking Corp.
2.00%, 08/19/21	350	339
2.75%, 01/11/23	200	194
2.85%, 05/13/26	90	84
2.70%, 08/19/26	250	231
3.40%, 01/25/28 (a)	200	192
		84,756
Health Care 3.0%
Abbott Laboratories
2.90%, 11/30/21	300	297
2.95%, 03/15/25	250	239
6.00%, 04/01/39	100	116
4.75%, 04/15/43	200	205
4.90%, 11/30/46	200	210
AbbVie Inc.
2.90%, 11/06/22	400	390
3.60%, 05/14/25	140	135
3.20%, 05/14/26	200	185
4.25%, 11/14/28	100	97
4.50%, 05/14/35	180	168
4.30%, 05/14/36	115	105
4.70%, 05/14/45	260	236
4.45%, 05/14/46	140	123
4.88%, 11/14/48	100	93
Aetna Inc.
3.50%, 11/15/24	200	193
6.63%, 06/15/36	150	174
4.13%, 11/15/42	200	175
Agilent Technologies Inc.
5.00%, 07/15/20	200	205
Amgen Inc.
2.65%, 05/11/22	200	195
3.63%, 05/22/24	250	249
2.60%, 08/19/26	180	164
4.66%, 06/15/51	808	762
Anthem Inc.
3.50%, 08/15/24	500	489
4.38%, 12/01/47	80	74
AstraZeneca Plc
2.38%, 11/16/20	145	143
3.38%, 11/16/25	115	111
6.45%, 09/15/37	250	300
4.38%, 11/16/45 - 08/17/48	130	124
Baxalta Inc.
4.00%, 06/23/25	250	245
5.25%, 06/23/45	60	61
Becton Dickinson & Co.
3.25%, 11/12/20	350	348
3.73%, 12/15/24	193	186
Biogen Inc.
2.90%, 09/15/20	660	655
4.05%, 09/15/25	140	140
Boston Scientific Corp.
2.85%, 05/15/20	350	347
3.85%, 05/15/25	200	197
Bristol-Myers Squibb Co.
2.00%, 08/01/22	300	289
3.25%, 08/01/42	300	262
	Shares/Par[1]	Value ($)
Cardinal Health Inc.
2.62%, 06/15/22	200	193
3.75%, 09/15/25	100	97
3.41%, 06/15/27	200	181
Celgene Corp.
3.95%, 10/15/20	300	303
3.25%, 02/20/23	60	59
3.88%, 08/15/25	220	212
3.90%, 02/20/28	200	188
4.63%, 05/15/44	250	220
4.35%, 11/15/47	70	59
4.55%, 02/20/48	90	78
Cigna Corp.
4.00%, 02/15/22	500	505
3.88%, 10/15/47	60	50
CVS Health Corp.
2.80%, 07/20/20	280	277
4.13%, 05/15/21	400	405
3.50%, 07/20/22	500	497
3.70%, 03/09/23	400	396
4.10%, 03/25/25	400	396
2.88%, 06/01/26	200	181
4.30%, 03/25/28	620	607
5.13%, 07/20/45	200	196
5.05%, 03/25/48	470	459
Eli Lilly & Co.
5.55%, 03/15/37	100	117
Express Scripts Holding Co.
3.50%, 06/15/24	300	292
Gilead Sciences Inc.
2.55%, 09/01/20	240	238
4.40%, 12/01/21	200	206
1.95%, 03/01/22	200	192
3.65%, 03/01/26	750	735
2.95%, 03/01/27 (a)	150	139
4.80%, 04/01/44	400	399
4.15%, 03/01/47	150	139
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	500	491
3.38%, 05/15/23	135	136
3.88%, 05/15/28	120	122
Halfmoon Parent Inc.
3.20%, 09/17/20 (c)	100	100
3.40%, 09/17/21 (c)	70	70
3.75%, 07/15/23 (c)	170	169
4.13%, 11/15/25 (c)	120	120
4.38%, 10/15/28 (c)	210	211
4.80%, 08/15/38 (c)	120	119
4.90%, 12/15/48 (c)	160	157
Humana Inc.
4.95%, 10/01/44	200	201
Johnson & Johnson
1.65%, 03/01/21	350	341
2.45%, 03/01/26	350	329
3.63%, 03/03/37	100	96
5.95%, 08/15/37	250	313
4.50%, 12/05/43	100	107
3.50%, 01/15/48	50	46
Laboratory Corp. of America Holdings
3.20%, 02/01/22	500	496
McKesson Corp.
2.85%, 03/15/23	500	481
4.88%, 03/15/44	60	57
Medtronic Inc.
3.50%, 03/15/25	210	209
4.38%, 03/15/35	468	479
4.63%, 03/15/45	350	367
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	150	150
4.20%, 07/01/55	250	253
Merck & Co. Inc.
2.35%, 02/10/22	250	245
2.40%, 09/15/22	400	390
3.60%, 09/15/42	200	189
3.70%, 02/10/45	250	240

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

157

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Mylan Inc.
4.20%, 11/29/23	400	389
Mylan NV
5.25%, 06/15/46	85	71
New York and Presbyterian Hospital
4.06%, 08/01/56	300	287
Northwell Healthcare Inc.
3.98%, 11/01/46	500	453
Novartis Capital Corp.
4.40%, 05/06/44	200	213
Pfizer Inc.
5.20%, 08/12/20	90	93
1.95%, 06/03/21	185	181
2.75%, 06/03/26	175	166
4.40%, 05/15/44	250	260
4.20%, 09/15/48	50	51
Pharmacia Corp.
6.60%, 12/01/28 (b)	50	61
Providence Health and Services
3.74%, 10/01/47	500	458
Quest Diagnostics Inc.
4.70%, 04/01/21	200	206
3.50%, 03/30/25	300	288
Stryker Corp.
3.50%, 03/15/26	250	241
4.10%, 04/01/43	200	186
Thermo Fisher Scientific Inc.
2.95%, 09/19/26 (a)	250	231
5.30%, 02/01/44	200	220
Trinity Health Corp.
4.13%, 12/01/45	250	238
UnitedHealth Group Inc.
4.70%, 02/15/21	400	412
2.88%, 03/15/22 (a)	500	496
3.75%, 07/15/25 - 10/15/47	200	196
3.88%, 12/15/28	200	202
5.80%, 03/15/36	150	176
4.75%, 07/15/45	110	117
4.20%, 01/15/47	150	149
4.25%, 06/15/48	80	80
4.45%, 12/15/48	60	62
Watson Pharmaceuticals Inc.
3.25%, 10/01/22	500	487
4.63%, 10/01/42	500	460
WellPoint Inc.
3.30%, 01/15/23	300	295
4.65%, 01/15/43	200	194
Wyeth LLC
5.95%, 04/01/37	250	303
Zimmer Biomet Holdings Inc.
3.55%, 04/01/25	200	191
Zimmer Holdings Inc.
3.15%, 04/01/22	200	195
Zoetis Inc.
3.45%, 11/13/20	500	501
		32,196
Industrials 1.6%
3M Co.
2.00%, 06/26/22	250	241
Air Lease Corp.
2.50%, 03/01/21	300	292
3.25%, 03/01/25	300	276
Allegion US Holding Co. Inc.
3.55%, 10/01/27	300	279
Boeing Co.
4.88%, 02/15/20	500	511
5.88%, 02/15/40	25	31
Burlington Northern Santa Fe LLC
3.05%, 09/01/22	500	497
6.15%, 05/01/37	100	121
5.75%, 05/01/40	400	470
Canadian Pacific Railway Co.
6.13%, 09/15/15	90	105
	Shares/Par[1]	Value ($)
Caterpillar Inc.
3.90%, 05/27/21	300	310
3.40%, 05/15/24	500	503
4.30%, 05/15/44 (a)	300	305
CSX Corp.
3.70%, 11/01/23	200	202
3.80%, 03/01/28	300	294
5.50%, 04/15/41	205	227
4.30%, 03/01/48	50	48
3.95%, 05/01/50	300	266
Deere & Co.
2.60%, 06/08/22	400	391
3.90%, 06/09/42	200	193
Dover Corp.
5.38%, 03/01/41	150	166
Eaton Corp.
4.15%, 11/02/42	100	93
Emerson Electric Co.
2.63%, 12/01/21 - 02/15/23	710	694
FedEx Corp.
3.20%, 02/01/25	350	337
3.25%, 04/01/26	300	285
3.88%, 08/01/42	200	169
4.55%, 04/01/46	300	273
General Electric Co.
2.70%, 10/09/22	250	232
Harris Corp.
3.83%, 04/27/25	250	245
5.05%, 04/27/45	250	255
Honeywell International Inc.
3.81%, 11/21/47	300	285
Johnson Controls International Plc
3.75%, 12/01/21	250	252
Kennametal Inc.
4.63%, 06/15/28	100	99
L-3 Communications Corp.
4.95%, 02/15/21	500	512
Latam Airlines Pass-Through Trust
4.20%, 11/15/27	295	284
Lockheed Martin Corp.
2.50%, 11/23/20	225	223
3.55%, 01/15/26	200	198
4.50%, 05/15/36	105	107
4.07%, 12/15/42	243	232
4.09%, 09/15/52	107	101
Massachusetts Institute of Technology
4.68%, 07/01/14	250	275
Norfolk Southern Corp.
2.90%, 02/15/23	79	78
3.85%, 01/15/24	200	203
4.84%, 10/01/41	224	232
Northrop Grumman Corp.
3.25%, 01/15/28	150	140
4.75%, 06/01/43	155	157
3.85%, 04/15/45	250	221
4.03%, 10/15/47	130	118
Precision Castparts Corp.
2.50%, 01/15/23	300	292
Raytheon Co.
3.13%, 10/15/20	500	501
Republic Services Inc.
3.55%, 06/01/22	490	492
Rockwell Collins Inc.
2.80%, 03/15/22	200	194
4.80%, 12/15/43	25	25
Ryder System Inc.
2.50%, 05/11/20	350	346
Snap-on Inc.
3.25%, 03/01/27	500	486
Stanley Black & Decker Inc.
3.40%, 12/01/21	150	151
Union Pacific Corp.
2.25%, 06/19/20	100	99
3.95%, 09/10/28	100	100
4.82%, 02/01/44	332	340

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

158

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
4.80%, 09/10/58	105	105
United Parcel Service Inc.
6.20%, 01/15/38	350	429
3.75%, 11/15/47	70	63
United Technologies Corp.
2.30%, 05/04/22	200	192
3.65%, 08/16/23	210	209
3.13%, 05/04/27	400	370
6.70%, 08/01/28	50	59
4.13%, 11/16/28	195	194
4.50%, 06/01/42	300	284
4.05%, 05/04/47	200	177
4.63%, 11/16/48	90	87
Waste Management Inc.
2.90%, 09/15/22	200	197
WW Grainger Inc.
4.60%, 06/15/45	200	206
Xylem Inc.
4.88%, 10/01/21	10	10
		17,636
Information Technology 2.0%
Analog Devices Inc.
2.95%, 01/12/21	300	298
Apple Inc.
2.85%, 05/06/21	300	300
2.50%, 02/09/22	200	197
2.30%, 05/11/22	160	156
2.40%, 05/03/23	650	628
3.45%, 05/06/24	400	402
2.45%, 08/04/26	320	296
3.35%, 02/09/27	400	391
3.20%, 05/11/27	150	145
3.00%, 11/13/27	120	114
4.65%, 02/23/46	695	737
4.25%, 02/09/47	60	60
3.75%, 09/12/47 - 11/13/47	160	148
Applied Materials Inc.
3.90%, 10/01/25	350	353
Autodesk Inc.
4.38%, 06/15/25	500	503
Broadcom Corp.
2.65%, 01/15/23	300	279
3.13%, 01/15/25 (a)	300	272
3.88%, 01/15/27	330	296
3.50%, 01/15/28	300	259
CA Inc.
3.60%, 08/15/22	500	488
Cisco Systems Inc.
2.90%, 03/04/21	500	500
1.85%, 09/20/21	400	389
3.00%, 06/15/22	100	100
3.50%, 06/15/25	100	100
2.50%, 09/20/26	400	372
Corning Inc.
5.75%, 08/15/40	95	103
4.38%, 11/15/57	40	33
DXC Technology Co.
4.75%, 04/15/27	30	30
Fidelity National Information Services Inc.
3.50%, 04/15/23	106	105
5.00%, 10/15/25	20	21
Hewlett Packard Enterprise Co.
3.60%, 10/15/20	270	270
4.90%, 10/15/25	180	181
6.35%, 10/15/45	90	84
Hewlett-Packard Co.
4.30%, 06/01/21	200	205
4.05%, 09/15/22	300	304
Intel Corp.
2.70%, 12/15/22	200	197
2.88%, 05/11/24	100	98
3.70%, 07/29/25	500	505
3.15%, 05/11/27 (a)	150	146
4.25%, 12/15/42	200	201
	Shares/Par[1]	Value ($)
4.10%, 05/11/47	150	148
3.73%, 12/08/47	120	112
International Business Machines Corp.
1.63%, 05/15/20	300	294
2.25%, 02/19/21	245	240
7.00%, 10/30/25	200	237
3.45%, 02/19/26	135	131
5.88%, 11/29/32	100	116
4.00%, 06/20/42	200	182
Jabil Circuit Inc.
4.70%, 09/15/22	300	299
Juniper Networks Inc.
4.35%, 06/15/25	200	201
Keysight Technologies Inc.
4.55%, 10/30/24	300	306
Microsoft Corp.
2.40%, 02/06/22	240	237
2.38%, 02/12/22	400	395
3.13%, 11/03/25	680	673
3.30%, 02/06/27	450	447
4.20%, 11/03/35	210	219
5.30%, 02/08/41	200	237
4.45%, 11/03/45	177	191
4.75%, 11/03/55	60	67
3.95%, 08/08/56	635	622
4.50%, 02/06/57	240	259
Motorola Solutions Inc.
3.50%, 09/01/21	300	299
NXP BV
5.55%, 12/01/28	100	102
Oracle Corp.
3.88%, 07/15/20	300	304
2.50%, 05/15/22	500	489
2.63%, 02/15/23	200	195
3.63%, 07/15/23	400	405
2.65%, 07/15/26	500	465
3.25%, 11/15/27	210	203
3.90%, 05/15/35	350	336
3.80%, 11/15/37	200	186
4.50%, 07/08/44	200	200
4.13%, 05/15/45	200	190
4.38%, 05/15/55	160	157
QUALCOMM Inc.
2.25%, 05/20/20	200	197
3.45%, 05/20/25 (a)	150	144
4.65%, 05/20/35	60	58
4.80%, 05/20/45	90	86
Seagate HDD Cayman
5.75%, 12/01/34	250	194
Texas Instruments Inc.
4.15%, 05/15/48	75	75
Total System Services Inc.
3.80%, 04/01/21	500	500
Visa Inc.
2.20%, 12/14/20	315	311
3.15%, 12/14/25	305	300
4.15%, 12/14/35	115	119
4.30%, 12/14/45	205	213
3.65%, 09/15/47	45	42
Western Union Co.
5.25%, 04/01/20	200	204
		21,853
Materials 0.6%
Albemarle Corp.
5.45%, 12/01/44	150	152
ArcelorMittal
6.25%, 02/25/22 (a) (b)	200	212
Dow Chemical Co.
5.25%, 11/15/41	200	196
4.63%, 10/01/44	250	227
DowDuPont Inc.
5.32%, 11/15/38	90	93
5.42%, 11/15/48	115	120

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

159

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Eastman Chemical Co.
3.80%, 03/15/25	189	183
4.65%, 10/15/44	200	180
Ecolab Inc.
5.50%, 12/08/41	150	172
Goldcorp Inc.
3.63%, 06/09/21	300	299
International Paper Co.
3.80%, 01/15/26	350	345
3.00%, 02/15/27	250	228
4.40%, 08/15/47	150	128
Martin Marietta Materials Inc.
3.50%, 12/15/27	300	275
Methanex Corp.
3.25%, 12/15/19	200	199
Mosaic Co.
4.88%, 11/15/41	20	18
Newmont Mining Corp.
5.88%, 04/01/35	50	54
Nucor Corp.
6.40%, 12/01/37	200	241
Nutrien Ltd.
3.63%, 03/15/24	500	487
3.38%, 03/15/25	350	328
Packaging Corp. of America
4.50%, 11/01/23	200	205
Praxair Inc.
2.20%, 08/15/22	300	290
2.65%, 02/05/25	400	379
Rio Tinto Alcan Inc.
5.75%, 06/01/35	250	285
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25	250	251
Sherwin-Williams Co.
4.50%, 06/01/47	70	63
Southern Copper Corp.
7.50%, 07/27/35	150	175
5.88%, 04/23/45	300	306
Vale Overseas Ltd.
6.88%, 11/21/36	400	458
		6,549
Real Estate 0.8%
Alexandria Real Estate Equities Inc.
3.45%, 04/30/25	200	192
4.50%, 07/30/29	250	250
American Tower Corp.
2.80%, 06/01/20	350	347
3.50%, 01/31/23	500	492
AvalonBay Communities Inc.
3.63%, 10/01/20	200	201
Boston Properties LP
3.80%, 02/01/24	250	248
3.20%, 01/15/25	200	191
Brandywine Operating Partnership LP
3.95%, 02/15/23 - 11/15/27	400	390
Crown Castle International Corp.
3.20%, 09/01/24	330	312
3.70%, 06/15/26	140	133
3.65%, 09/01/27	80	75
DDR Corp.
4.63%, 07/15/22	95	97
Digital Realty Trust LP
3.40%, 10/01/20	350	349
Duke Realty LP
3.88%, 10/15/22	200	202
EPR Properties
4.50%, 04/01/25	200	198
Essex Portfolio LP
3.88%, 05/01/24	200	200
Federal Realty Investment Trust
4.50%, 12/01/44	100	100
Government Properties Income Trust
4.00%, 07/15/22	200	197
	Shares/Par[1]	Value ($)
HCP Inc.
6.75%, 02/01/41	200	246
Health Care REIT Inc.
6.13%, 04/15/20	400	413
Kimco Realty Corp.
3.20%, 05/01/21	350	348
Liberty Property LP
3.75%, 04/01/25	200	195
Mid-America Apartments LP
4.30%, 10/15/23	200	205
Omega Healthcare Investors Inc.
4.95%, 04/01/24	250	254
Plum Creek Timberlands LP
4.70%, 03/15/21	200	204
ProLogis LP
3.75%, 11/01/25	500	502
Realty Income Corp.
4.13%, 10/15/26	250	252
Simon Property Group LP
3.38%, 03/15/22	400	400
3.30%, 01/15/26	500	482
6.75%, 02/01/40	100	128
4.25%, 11/30/46	200	192
STORE Capital Corp.
4.50%, 03/15/28	200	194
Ventas Realty LP
3.50%, 02/01/25	250	240
Weingarten Realty Investors
3.38%, 10/15/22	100	99
Weyerhaeuser Co.
7.38%, 03/15/32	200	245
		8,773
Utilities 1.7%
AEP Texas Inc.
2.40%, 10/01/22	300	290
Alabama Power Co.
6.00%, 03/01/39	250	301
4.30%, 01/02/46	250	251
3.70%, 12/01/47	200	183
Ameren Illinois Co.
3.25%, 03/01/25	250	245
3.70%, 12/01/47	300	278
Arizona Public Service Co.
4.50%, 04/01/42	100	102
Atmos Energy Corp.
4.13%, 10/15/44	300	291
Baltimore Gas & Electric Co.
3.50%, 08/15/46	160	141
Berkshire Hathaway Energy Co.
2.38%, 01/15/21	100	100
2.80%, 01/15/23	200	196
3.25%, 04/15/28	200	191
3.80%, 07/15/48	100	90
CenterPoint Energy Resources Corp.
4.50%, 01/15/21	43	44
Cleveland Electric Illuminating Co.
5.95%, 12/15/36	250	282
Consolidated Edison Co.
5.70%, 06/15/40	100	116
Consolidated Edison Co. of New York Inc.
5.50%, 12/01/39	300	341
Dominion Gas Holdings LLC
3.55%, 11/01/23	200	199
Dominion Resources Inc.
2.85%, 08/15/26	350	323
7.00%, 06/15/38	200	250
DTE Electric Co.
3.38%, 03/01/25	200	198
Duke Energy Carolinas LLC
5.30%, 02/15/40	300	342
3.70%, 12/01/47	200	184
Duke Energy Corp.
1.80%, 09/01/21	350	335

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

160

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Duke Energy Florida LLC
3.40%, 10/01/46	60	52
Duke Energy Indiana Inc.
6.12%, 10/15/35	250	303
Duke Energy Progress LLC
4.20%, 08/15/45	250	248
Entergy Arkansas Inc.
3.75%, 02/15/21	400	404
Eversource Energy
2.50%, 03/15/21	200	196
3.80%, 12/01/23	100	101
2.90%, 10/01/24	300	288
3.30%, 01/15/28	200	189
Exelon Corp.
2.85%, 06/15/20	320	317
3.95%, 06/15/25	150	148
4.95%, 06/15/35	250	253
Exelon Generation Co. LLC
4.25%, 06/15/22	375	379
FirstEnergy Corp.
4.85%, 07/15/47 (d)	250	250
Florida Power & Light Co.
3.70%, 12/01/47	40	37
Great Plains Energy Inc.
4.85%, 06/01/21	250	255
Iberdrola International BV
6.75%, 07/15/36	150	176
Kentucky Utilities Co.
5.13%, 11/01/40	300	339
LG&E and KU Energy LLC
3.75%, 11/15/20	300	301
MidAmerican Energy Co.
3.50%, 10/15/24	200	203
6.75%, 12/30/31	50	65
National Fuel Gas Co.
3.95%, 09/15/27 (d)	301	283
NiSource Inc.
3.49%, 05/15/27	200	192
5.95%, 06/15/41	250	279
4.38%, 05/15/47	200	185
Northern States Power Co.
2.15%, 08/15/22	200	192
4.13%, 05/15/44	500	498
NorthWestern Corp.
4.18%, 11/15/44	150	148
NSTAR Electric Co.
3.20%, 05/15/27	200	195
Oncor Electric Delivery Co. LLC
5.75%, 03/15/29	150	173
5.25%, 09/30/40	200	229
3.80%, 09/30/47	200	189
Pacific Gas & Electric Co.
6.05%, 03/01/34	500	466
4.45%, 04/15/42	200	160
PacifiCorp
2.95%, 06/01/23	300	296
6.25%, 10/15/37	200	252
PECO Energy Co.
4.15%, 10/01/44	250	247
PPL Electric Utilities Corp.
3.95%, 06/01/47	200	193
Progress Energy Inc.
7.75%, 03/01/31	300	398
PSEG Power LLC
8.63%, 04/15/31	75	97
Public Service Electric & Gas Co.
3.00%, 05/15/27	200	192
5.50%, 03/01/40	200	235
Puget Sound Energy Inc.
5.76%, 10/01/39	200	232
San Diego Gas & Electric Co.
2.50%, 05/15/26	250	233
Sempra Energy
4.00%, 02/01/48	50	43
	Shares/Par[1]	Value ($)
South Carolina Electric & Gas Co.
4.50%, 06/01/64	100	94
5.10%, 06/01/65	200	208
Southern California Edison Co.
6.00%, 01/15/34	75	84
5.63%, 02/01/36	195	214
5.95%, 02/01/38	100	114
4.05%, 03/15/42	200	187
Southern Co.
4.25%, 07/01/36	250	234
4.40%, 07/01/46	400	368
Teco Finance Inc.
5.15%, 03/15/20	200	204
Union Electric Co.
3.65%, 04/15/45	350	321
Virginia Electric & Power Co.
6.00%, 05/15/37	200	242
4.45%, 02/15/44	100	101
Washington Gas Light Co.
3.80%, 09/15/46	200	186
Wisconsin Energy Corp.
2.45%, 06/15/20	200	197
3.55%, 06/15/25	60	59
		18,197
Total Corporate Bonds And Notes (cost $278,575)		271,398
GOVERNMENT AND AGENCY OBLIGATIONS 72.7%
Commercial Mortgage-Backed Securities 0.8%
Federal Home Loan Mortgage Corp.
Series A2-K014, REMIC, 3.87%, 04/25/21	988	1,005
Series A2-K017, REMIC, 2.87%, 12/25/21	359	358
Series A1-K032, REMIC, 3.02%, 02/25/23	162	162
Series A2-K032, REMIC, 3.31%, 05/25/23 (e)	550	558
Series A2-K033, REMIC, 3.06%, 07/25/23 (e)	500	502
Series A2-K039, REMIC, 3.30%, 07/25/24	1,000	1,013
Series A2-K046, REMIC, 3.21%, 03/25/25	1,000	1,006
Series A2-K047, REMIC, 3.33%, 05/25/25	500	507
Series A2-K062, REMIC, 3.41%, 12/25/26	500	506
Federal National Mortgage Association
Series 2013-APT-M14, REMIC, 2.64%, 04/25/23 (e)	317	313
Series 2016-A2-M1, REMIC, 2.94%, 01/25/26 (e)	1,367	1,345
Series 2017-A2-M2, REMIC, 2.78%, 02/25/27 (e)	1,000	965
Series 2018-A2-M1, REMIC, 2.99%, 12/25/27 (e)	500	486
		8,726
Mortgage-Backed Securities 28.4%
Federal Home Loan Mortgage Corp.
2.00%, 01/01/29 - 03/01/32	559	541
2.50%, 12/01/31	628	614
6.00%, 02/01/29 - 05/01/40	608	679
TBA, 3.50%, 01/15/33 - 02/15/48 (f)	5,975	5,974
3.00%, 02/01/24 - 10/01/48	21,153	20,827
3.00%, 02/01/35 - 01/01/47	2,039	1,997
2.50%, 08/01/27 - 02/01/47	5,449	5,334
6.50%, 07/01/28 - 03/01/39	179	205
5.50%, 11/01/28 - 02/01/40	1,174	1,258
5.00%, 06/01/19 - 07/01/41	1,887	2,006
4.00%, 04/01/19 - 09/01/48	10,992	11,273
3.50%, 10/01/20 - 10/01/48	18,774	18,864
4.50%, 12/01/19 - 09/01/48	5,410	5,637
3.50%, 11/01/45 - 07/01/46	823	824
4.00%, 12/01/45	78	80
TBA, 4.50%, 01/15/47 - 02/15/48 (f)	1,550	1,604
TBA, 3.00%, 01/15/48 (f)	150	146
TBA, 4.00%, 01/15/33 - 02/15/48 (f)	7,200	7,337
Federal National Mortgage Association
3.50%, 09/01/25 - 11/01/48	25,536	25,695
2.50%, 12/01/21 - 02/01/47	7,653	7,484
2.00%, 09/01/28 - 02/01/32	761	735
5.00%, 07/01/19 - 05/01/44	2,819	2,994
7.00%, 02/01/31 - 02/01/38	41	47
2.00%, 11/01/31	105	101
2.50%, 07/01/31 - 01/01/32	605	593
TBA, 3.50%, 01/15/33 - 01/15/48 (f)	11,975	11,972
5.50%, 03/01/19 - 02/01/42	1,901	2,039

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

161

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
6.00%, 05/01/24 - 09/01/39	1,056	1,179
6.50%, 07/01/32 - 12/01/38	330	369
7.50%, 11/01/37	3	3
4.50%, 07/01/20 - 08/01/48	8,623	8,988
4.00%, 03/01/20 - 08/01/48	19,469	19,954
5.00%, 06/01/40 - 11/01/43	220	233
4.00%, 06/01/44 - 07/01/46	839	859
3.00%, 11/01/26 - 08/01/48	31,905	31,424
3.50%, 03/01/26 - 04/01/46	1,076	1,081
3.00%, 02/01/31 - 12/01/46	1,184	1,168
TBA, 3.00%, 01/15/48 (f)	925	903
TBA, 4.00%, 01/15/32 - 02/15/48 (f)	10,125	10,322
TBA, 4.50%, 01/15/46 - 02/15/48 (f)	2,675	2,769
Government National Mortgage Association
2.50%, 08/20/27 - 11/20/46	222	214
2.50%, 09/20/27 - 02/20/47	1,085	1,052
3.00%, 01/20/27 - 03/20/48	13,757	13,607
8.50%, 06/15/30 - 12/15/30	1	1
5.00%, 03/15/33 - 03/20/48	2,640	2,788
6.00%, 05/15/32 - 12/20/40	294	327
6.50%, 07/15/38	26	30
5.50%, 12/15/31 - 02/20/44	1,563	1,684
4.00%, 12/15/24 - 04/20/48	13,482	13,871
3.50%, 05/15/26 - 08/20/48	17,918	18,108
3.00%, 07/20/46 - 11/20/46	2,045	2,017
3.50%, 12/20/45 - 09/20/46	1,768	1,784
4.00%, 09/20/46	309	318
4.50%, 04/20/26 - 01/20/48	5,666	5,927
TBA, 3.00%, 01/15/48 (f)	6,350	6,254
TBA, 3.50%, 01/15/46 - 02/15/48 (f)	12,800	12,888
TBA, 4.00%, 01/15/48 - 02/15/48 (f)	5,450	5,580
TBA, 4.50%, 01/15/48 - 02/15/48 (f)	3,675	3,800
TBA, 5.00%, 02/15/44 - 01/15/49 (f)	1,100	1,144
		307,506
Municipal 0.8%
Bay Area Toll Authority
6.26%, 04/01/49	200	272
Chicago Transit Authority
6.90%, 12/01/40	200	256
Commonwealth of Massachusetts
4.91%, 05/01/29	300	331
County of Cook, Illinois
6.23%, 11/15/34	100	121
Dallas Convention Center Hotel Development Corp.
7.09%, 01/01/42	200	257
Dallas County Hospital District
5.62%, 08/15/44	300	363
Dallas Independent School District
insured by Texas Permanent School Fund, 6.45%, 02/15/35	300	320
Los Angeles Department of Water & Power
5.72%, 07/01/39	245	302
Los Angeles Unified School District
5.76%, 07/01/29	200	231
Municipal Electric Authority of Georgia
7.06%, 04/01/57	200	225
New Jersey Economic Development Authority
insured by National Public Finance Guarantee Corp., 7.43%, 02/15/29	200	242
New Jersey State Turnpike Authority
7.10%, 01/01/41	250	342
New York City Transitional Finance Authority
5.77%, 08/01/36	260	311
New York City Water & Sewer System
6.01%, 06/15/42	235	303
Ohio State University
4.91%, 06/01/40	200	231
3.80%, 12/01/46	500	493
Port Authority of New York & New Jersey
6.04%, 12/01/29	200	243
4.46%, 10/01/62	300	305
San Diego County Water Authority Financing Corp.
6.14%, 05/01/49	260	341
State of California
3.50%, 04/01/28	80	80
	Shares/Par[1]	Value ($)
7.55%, 04/01/39	300	430
7.30%, 10/01/39	150	206
State of Connecticut
5.85%, 03/15/32	125	143
State of Illinois
5.10%, 06/01/33	300	286
7.35%, 07/01/35	400	443
State of Texas
5.52%, 04/01/39	200	248
State of Wisconsin
insured by Assured Guaranty Municipal Corp., 5.70%, 05/01/26	500	556
State Public School Building Authority
5.00%, 09/15/27	300	329
Tennessee Valley Authority
5.25%, 09/15/39	200	251
5.38%, 04/01/56	300	411
		8,872
Sovereign 3.5%
African Development Bank Group
2.38%, 09/23/21	300	298
Asian Development Bank
1.63%, 08/26/20	500	492
2.25%, 01/20/21	250	248
1.75%, 06/08/21 - 09/13/22	435	424
1.88%, 08/10/22	300	292
2.75%, 03/17/23 (a)	190	191
2.13%, 03/19/25	200	193
2.38%, 08/10/27	300	290
2.75%, 01/19/28	400	397
6.38%, 10/01/28	210	267
Chile Government International Bond
3.88%, 08/05/20	100	101
Colombia Government International Bond
8.13%, 05/21/24	400	470
7.38%, 09/18/37	400	484
5.63%, 02/26/44	200	206
Council Of Europe Development Bank
1.63%, 03/10/20	500	494
European Investment Bank
1.38%, 06/15/20 (a)	340	334
4.00%, 02/16/21	500	514
2.50%, 04/15/21	400	399
2.25%, 03/15/22 (a)	240	237
2.38%, 06/15/22 (a)	500	496
2.00%, 12/15/22 (a)	500	488
2.50%, 03/15/23 (a)	400	397
1.88%, 02/10/25 (a)	500	475
Export-Import Bank of Korea
2.25%, 01/21/20	850	843
FMS Wertmanagement AoeR
1.75%, 03/17/20	300	297
Hungary Government International Bond
5.38%, 03/25/24	250	268
7.63%, 03/29/41	250	352
Hydro Quebec
9.40%, 02/01/21	250	282
Indonesia Government International Bond
5.35%, 02/11/49	200	208
Inter-American Development Bank
3.88%, 02/14/20	700	710
1.63%, 05/12/20	800	790
2.50%, 01/18/23 (a)	500	497
2.13%, 01/15/25	500	483
4.38%, 01/24/44	100	118
International Bank for Reconstruction & Development
1.38%, 05/24/21 - 09/20/21	240	232
2.25%, 06/24/21	750	744
2.13%, 12/13/21	300	296
1.63%, 02/10/22 (a)	350	340
1.88%, 10/07/22	500	487
7.63%, 01/19/23 (a)	300	356
2.50%, 07/29/25	340	335
International Finance Corp.
1.63%, 07/16/20 (a)	500	493

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

162

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
2.25%, 01/25/21	250	248
1.13%, 07/20/21 (a)	500	482
Israel Government AID Bond
5.50%, 04/26/24	142	161
Israel Government International Bond
4.00%, 06/30/22	500	513
Italy Government International Bond
6.88%, 09/27/23	450	490
5.38%, 06/15/33	200	210
Japan Bank for International Cooperation
1.88%, 04/20/21	200	196
3.25%, 07/20/23	200	203
3.38%, 07/31/23	400	407
2.13%, 02/10/25	250	237
2.25%, 11/04/26	400	376
Japan Finance Organization for Municipalities
4.00%, 01/13/21	300	307
Korea Development Bank
3.38%, 09/16/25	500	490
Kreditanstalt fur Wiederaufbau
4.00%, 01/27/20	1,500	1,522
1.88%, 06/30/20	620	613
2.75%, 09/08/20	500	501
1.63%, 03/15/21	220	215
1.50%, 06/15/21	665	648
2.63%, 01/25/22	700	700
2.13%, 03/07/22 (a)	290	285
2.13%, 06/15/22	240	236
2.38%, 12/29/22	300	297
2.50%, 11/20/24	800	789
2.00%, 05/02/25	680	650
0.00%, 06/29/37 (g)	150	82
Mexico Government International Bond
3.50%, 01/21/21	900	896
3.60%, 01/30/25	230	220
8.30%, 08/15/31	300	387
4.75%, 03/08/44	556	505
5.55%, 01/21/45	500	507
4.60%, 01/23/46	250	223
Nordic Investment Bank
2.25%, 02/01/21 (a)	250	248
Oesterreichische Kontrollbank AG
1.38%, 02/10/20	250	247
Panama Government International Bond
5.20%, 01/30/20	200	204
6.70%, 01/26/36	400	488
4.50%, 04/16/50	200	191
Peru Government International Bond
4.13%, 08/25/27	500	518
6.55%, 03/14/37	250	316
Philippine Government International Bond
4.20%, 01/21/24	250	257
3.00%, 02/01/28	300	284
9.50%, 02/02/30	400	591
Poland Government International Bond
5.00%, 03/23/22	500	527
3.00%, 03/17/23	500	494
Province of Alberta, Canada
3.30%, 03/15/28	200	202
Province of British Columbia, Canada
6.50%, 01/15/26	70	85
Province of Manitoba, Canada
3.05%, 05/14/24 (a)	350	351
Province of Ontario, Canada
3.40%, 10/17/23 (a)	135	138
3.20%, 05/16/24	300	303
Province of Quebec, Canada
7.50%, 07/15/23	100	118
7.13%, 02/09/24	250	297
2.88%, 10/16/24	300	299
Republic of Korea
5.63%, 11/03/25	250	284
Republic of Philippines
6.38%, 01/15/32	500	615
	Shares/Par[1]	Value ($)
Uruguay Government International Bond
4.38%, 10/27/27	190	190
4.13%, 11/20/45	200	179
5.10%, 06/18/50	100	99
4.98%, 04/20/55	100	96
		37,535
U.S. Government Agency Obligations 1.3%
Federal Home Loan Bank
4.13%, 03/13/20 (h)	1,200	1,222
2.25%, 01/29/21 (h)	250	247
1.38%, 02/18/21 (a) (h)	1,400	1,368
1.13%, 07/14/21 (h)	1,300	1,257
2.88%, 09/13/24 (h)	300	303
5.50%, 07/15/36 (h)	700	905
Federal Home Loan Mortgage Corp.
1.40%, 08/22/19 (h)	500	496
2.50%, 04/23/20 (h)	500	499
1.38%, 05/01/20 (a) (h)	800	788
1.13%, 08/12/21 (a) (h)	750	724
2.38%, 01/13/22 (h)	500	498
2.75%, 06/19/23 (a) (h)	500	503
6.75%, 09/15/29 (a) (h)	60	80
6.75%, 03/15/31 (h)	120	164
6.25%, 07/15/32 (h)	205	275
Federal National Mortgage Association
1.70%, 01/27/20 (h)	1,500	1,487
1.50%, 06/22/20 (h)	500	492
1.25%, 08/17/21 (h)	500	484
2.63%, 09/06/24 (h)	500	499
7.25%, 05/15/30 (h)	540	752
6.63%, 11/15/30 (h)	631	849
		13,892
U.S. Treasury Securities 37.9%
U.S. Treasury Bond
8.50%, 02/15/20	1,000	1,064
8.13%, 08/15/21	1,000	1,142
6.63%, 02/15/27	1,460	1,885
6.38%, 08/15/27	1,150	1,478
6.13%, 11/15/27	340	432
5.25%, 11/15/28	1,490	1,815
5.38%, 02/15/31	960	1,220
4.50%, 02/15/36 - 08/15/39	1,759	2,175
4.63%, 02/15/40	1,350	1,713
4.38%, 05/15/40 - 05/15/41	2,188	2,693
3.88%, 08/15/40	255	293
4.25%, 11/15/40	1,654	2,001
4.75%, 02/15/41	1,485	1,921
3.13%, 11/15/41 - 05/15/48	7,200	7,367
2.88%, 05/15/43 - 08/15/45	4,405	4,304
3.63%, 08/15/43 - 02/15/44	5,275	5,852
3.75%, 11/15/43	2,590	2,929
3.38%, 05/15/44 - 11/15/48	4,130	4,412
2.50%, 02/15/45 - 05/15/46	6,890	6,240
2.25%, 08/15/46	2,885	2,472
2.88%, 11/15/46	2,055	2,004
3.00%, 05/15/42 - 08/15/48	15,545	15,543
2.75%, 08/15/42 - 11/15/47	5,123	4,878
U.S. Treasury Note
1.25%, 01/31/20 - 07/31/23	3,040	2,930
3.63%, 02/15/20 - 02/15/21	3,410	3,474
2.38%, 04/30/20 - 05/15/27	19,375	19,209
3.50%, 05/15/20	1,510	1,528
2.88%, 10/31/20 - 05/15/28 (a)	6,575	6,655
1.63%, 03/15/20 - 05/15/26	28,295	27,284
1.75%, 10/31/20 - 05/15/23	21,860	21,356
2.50%, 06/30/20 - 05/15/24	12,664	12,657
3.13%, 05/15/21 - 11/15/28	5,460	5,625
2.00%, 01/31/20 - 06/30/24	24,300	23,893
2.75%, 09/30/20 - 02/15/28	29,970	30,217
1.13%, 03/31/20 - 09/30/21	11,490	11,191
1.25%, 10/31/21	2,300	2,223
1.75%, 11/30/21	1,000	980
2.00%, 12/31/21 - 11/15/26	7,630	7,380
1.88%, 06/30/20 - 08/31/24	23,039	22,583

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

163

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
2.13%, 08/15/21 - 05/15/25	22,840	22,456
1.50%, 04/15/20 - 08/15/26	16,650	16,040
1.38%, 02/29/20 - 09/30/23	20,865	20,328
2.63%, 06/30/23 (a)	2,080	2,091
2.88%, 10/15/21 - 08/15/28	19,375	19,681
1.63%, 10/31/23	1,080	1,036
2.13%, 11/30/23	1,900	1,866
2.25%, 02/29/20 - 11/15/27	27,546	27,035
3.00%, 10/31/25	2,565	2,632
2.63%, 08/15/20 - 12/31/25	22,311	22,380
		410,563
Total Government And Agency Obligations (cost $793,153)		787,094
SHORT TERM INVESTMENTS 7.6%
Investment Companies 6.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (i) (j)	68,101	68,101
Securities Lending Collateral 1.3%
JNL Securities Lending Collateral Fund - Institutional Class, 2.70% (i) (j)	14,256	14,256
Total Short Term Investments (cost $82,357)		82,357
Total Investments 107.4% (cost $1,176,070)		1,162,428
Total Forward Sales Commitments (0.4)% (proceeds $3,851)		(3,861)
Other Assets and Liabilities, Net (7.0)%		(76,233)
Total Net Assets 100.0%		1,082,334

(a)  All or portion of the security was on loan.

(b)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(c)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $3,851 and 0.4%, respectively.

(d)  The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(e)   Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f)  All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $70,071.

(g)  Security issued with a zero coupon. Income is recognized through the accretion of discount.

(h)   The security is a direct debt of the agency and not collateralized by mortgages.

(i)   Investment in affiliate.

(j)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

FORWARD SALES COMMITMENTS (0.4%)
GOVERNMENT AND AGENCY OBLIGATIONS (0.4%)
Mortgage-Backed Securities (0.4%)
Federal Home Loan Mortgage Corp.
TBA, 2.50%, 01/15/30 (a)	(300)	(293)
TBA, 3.00%, 02/15/30 (a)	(250)	(249)
TBA, 2.50%, 01/15/33 (a)	(150)	(146)
TBA, 2.50%, 01/15/44 (a)	(125)	(118)
TBA, 3.00%, 02/15/44 (a)	(400)	(390)
TBA, 5.50%, 01/15/45 (a)	(100)	(105)
Federal National Mortgage Association
TBA, 3.00%, 02/15/31 (a)	(100)	(100)
	Shares/Par[1]	Value ($)
TBA, 2.50%, 01/15/33 (a)	(150)	(147)
TBA, 4.50%, 01/15/33 (a)	(100)	(102)
TBA, 2.50%, 01/15/44 (a)	(250)	(237)
TBA, 5.50%, 01/15/45 (a)	(250)	(265)
TBA, 5.00%, 01/15/48 (a)	(200)	(210)
Government National Mortgage Association
TBA, 3.00%, 01/15/47 (a)	(50)	(49)
TBA, 5.00%, 01/15/48 (a)	(400)	(415)
TBA, 5.50%, 01/15/48 (a)	(975)	(1,035)
Total Government And Agency Obligations (proceeds $3,851)		(3,861)
Total Forward Sales Commitments (0.4%) (proceeds $3,851)		(3,861)

(a)  All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2018, the total proceeds for investments sold on a delayed delivery basis was $3,851.

JNL/MFS Mid Cap Value Fund
COMMON STOCKS 98.9%
Communication Services 1.5%
Altice USA Inc. - Class A	294	4,849
Electronic Arts Inc. (a)	58	4,562
Interpublic Group of Cos. Inc.	421	8,691
		18,102
Consumer Discretionary 8.9%
ARAMARK Corp.	217	6,293
Brunswick Corp.	173	8,028
Dollar Tree Inc. (a)	86	7,782
HanesBrands Inc.	478	5,989
Harley-Davidson Inc.	171	5,821
Hilton Worldwide Holdings Inc.	111	7,977
Lear Corp.	50	6,171
Limited Brands Inc.	210	5,381
Michaels Cos. Inc. (a) (b)	261	3,533
Mohawk Industries Inc. (a)	43	5,053
Newell Brands Inc.	237	4,398
PVH Corp.	70	6,469
Royal Caribbean Cruises Ltd.	76	7,386
Toll Brothers Inc.	285	9,391
Tractor Supply Co.	67	5,585
Urban Outfitters Inc. (a)	116	3,854
Whirlpool Corp.	71	7,550
		106,661
Consumer Staples 5.5%
Archer-Daniels-Midland Co.	184	7,524
BJ's Wholesale Club Holdings Inc. (a) (b)	139	3,078
Coca-Cola European Partners Plc	225	10,319
Coty Inc. - Class A	467	3,063
Ingredion Inc.	84	7,656
JM Smucker Co.	79	7,337
Molson Coors Brewing Co. - Class B	93	5,211
Post Holdings Inc. (a)	48	4,282
Sanderson Farms Inc.	73	7,285
TreeHouse Foods Inc. (a)	77	3,922
Tyson Foods Inc. - Class A	109	5,837
		65,514
Energy 6.4%
Cabot Oil & Gas Corp.	417	9,328
Concho Resources Inc. (a)	41	4,180
Equitrans Midstream Corp. (a)	221	4,425
Forum Energy Technologies Inc. (a)	353	1,460
Frank's International NV (a)	702	3,666
Hess Corp.	197	7,998
Marathon Petroleum Corp.	177	10,456
Oil States International Inc. (a)	200	2,849
Patterson-UTI Energy Inc.	339	3,513
Pioneer Natural Resources Co.	83	10,966
Plains GP Holdings LP - Class A (a)	498	10,010
WPX Energy Inc. (a)	667	7,573
		76,424
Financials 21.2%
Annaly Capital Management Inc.	439	4,310
Aon Plc - Class A	74	10,824
Apollo Global Management LLC - Class A	323	7,922

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

164

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Arthur J Gallagher & Co.	159	11,701
Assurant Inc.	109	9,734
Athene Holding Ltd. - Class A (a)	210	8,371
Comerica Inc.	166	11,378
Discover Financial Services	179	10,561
Element Financial Corp. (b)	695	3,521
Everest Re Group Ltd.	48	10,454
Hanover Insurance Group Inc.	81	9,507
Hartford Financial Services Group Inc.	391	17,359
Huntington Bancshares Inc.	1,094	13,037
Invesco Ltd.	405	6,780
KeyCorp	896	13,244
Lincoln National Corp.	176	9,008
M&T Bank Corp.	69	9,825
NASDAQ Inc.	197	16,097
Northern Trust Corp.	137	11,479
Raymond James Financial Inc.	136	10,126
Signature Bank	113	11,652
SunTrust Banks Inc.	244	12,292
TD Ameritrade Holding Corp.	231	11,316
Unum Group	193	5,663
Wintrust Financial Corp.	138	9,160
		255,321
Health Care 5.9%
AmerisourceBergen Corp.	119	8,845
Mylan NV (a)	237	6,482
PerkinElmer Inc.	97	7,628
Premier Inc. - Class A (a)	192	7,175
Quest Diagnostics Inc.	138	11,484
Steris Plc	44	4,732
Universal Health Services Inc. - Class B	100	11,617
Zimmer Biomet Holdings Inc.	121	12,576
		70,539
Industrials 11.5%
AGCO Corp.	154	8,568
Alaska Air Group Inc.	85	5,158
Delta Air Lines Inc.	229	11,408
Eaton Corp. Plc	161	11,054
Gates Industrial Corp. Plc (a) (b)	313	4,146
Harris Corp.	57	7,725
HD Supply Holdings Inc. (a)	339	12,700
ITT Inc.	170	8,213
Kansas City Southern	107	10,190
KBR Inc.	596	9,042
L3 Technologies Inc.	51	8,909
NOW Inc. (a)	357	4,160
Owens Corning Inc.	188	8,271
Regal-Beloit Corp.	96	6,744
Sensata Technologies Holding Plc (a)	186	8,337
Stanley Black & Decker Inc.	112	13,365
		137,990
Information Technology 12.4%
Amdocs Ltd.	223	13,086
Analog Devices Inc.	136	11,706
Check Point Software Technologies Ltd. (a)	87	8,904
Fidelity National Information Services Inc.	147	15,093
First Data Corp. - Class A (a)	569	9,620
Global Payments Inc.	82	8,473
IPG Photonics Corp. (a)	30	3,411
Keysight Technologies Inc. (a)	194	12,054
Leidos Holdings Inc.	145	7,662
Marvell Technology Group Ltd.	461	7,459
Maxim Integrated Products Inc.	197	10,008
Motorola Solutions Inc.	80	9,250
NCR Corp. (a)	253	5,846
Nice Ltd. - ADR (a) (b)	97	10,443
TE Connectivity Ltd.	94	7,086
Verint Systems Inc. (a)	100	4,241
Xerox Corp.	259	5,123
		149,465
Materials 8.3%
Axalta Coating Systems Ltd. (a)	407	9,527
Berry Global Group Inc. (a)	222	10,562
	Shares/Par[1]	Value ($)
Celanese Corp. - Class A	85	7,670
Eastman Chemical Co.	158	11,565
FMC Corp.	130	9,605
Graphic Packaging Holding Co. (b)	740	7,874
PPG Industries Inc.	106	10,830
RPM International Inc.	115	6,780
Sealed Air Corp.	180	6,273
Univar Inc. (a)	313	5,549
Vulcan Materials Co.	82	8,132
WestRock Co.	151	5,685
		100,052
Real Estate 7.3%
Brixmor Property Group Inc.	538	7,907
EPR Properties	149	9,541
Life Storage Inc.	163	15,148
Medical Properties Trust Inc.	751	12,071
Mid-America Apartment Communities Inc.	111	10,591
Spirit Realty Capital Inc.	109	3,843
Sun Communities Inc.	101	10,222
VICI Properties Inc.	359	6,733
WP Carey Inc.	170	11,105
		87,161
Utilities 10.0%
AES Corp.	566	8,190
CenterPoint Energy Inc.	365	10,309
CMS Energy Corp.	253	12,556
Eversource Energy	186	12,111
FirstEnergy Corp.	211	7,938
NiSource Inc.	307	7,787
Pinnacle West Capital Corp.	156	13,323
Public Service Enterprise Group Inc.	278	14,454
Sempra Energy	89	9,673
South Jersey Industries Inc.	141	3,912
Southern Co.	235	10,332
WEC Energy Group Inc.	142	9,832
		120,417
Total Common Stocks (cost $1,321,219)		1,187,646
SHORT TERM INVESTMENTS 1.7%
Investment Companies 1.0%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	12,293	12,293
Securities Lending Collateral 0.7%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	8,308	8,308
Total Short Term Investments (cost $20,601)		20,601
Total Investments 100.6% (cost $1,341,820)		1,208,247
Other Assets and Liabilities, Net (0.6)%		(6,875)
Total Net Assets 100.0%		1,201,372

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL Multi-Manager Alternative Fund
COMMON STOCKS 40.6%
Communication Services 5.0%
Alphabet Inc. - Class A (a) (b)	6	6,392
Alphabet Inc. - Class C (a) (b)	5	5,336
Altice USA Inc. - Class A	24	396
AMC Networks Inc. - Class A (a) (b)	25	1,350
AT&T Inc. (c)	2	68
Baidu.com - Class A - ADR (a)	13	2,000
Charter Communications Inc. - Class A (a)	6	1,590
China Mobile Ltd. - ADR	60	2,882
Clear Channel Outdoor Holdings Inc. - Class A	18	95
Comcast Corp. - Class A	59	2,023
Discovery Inc. - Class C (a)	17	385
Facebook Inc. - Class A (a) (b)	62	8,148
Hyundai HCN Co. Ltd.	48	176
IAC/InterActiveCorp. (a)	3	503
John Wiley & Sons Inc. - Class A	7	319

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

165

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
KT Corp. - ADR (b)	162	2,309
LG Uplus Corp.	23	364
Pandora Media Inc. (a)	296	2,392
Tegna Inc.	40	429
Telkom SA Ltd.	202	887
T-Mobile US Inc. (a)	8	498
TripAdvisor Inc. (a)	9	507
Twenty-First Century Fox Inc. - Class A	2	119
Twenty-First Century Fox Inc. - Class B	297	14,207
		53,375
Consumer Discretionary 6.5%
Aaron's Inc.	6	235
Alibaba Group Holding Ltd. - ADS (a) (b)	102	14,083
Amazon.com Inc. (a) (b)	6	9,673
American Eagle Outfitters Inc.	8	160
Bajaj Auto Ltd.	32	1,232
Brinker International Inc.	19	849
China Meidong Auto Holdings Ltd.	2,100	795
Deckers Outdoor Corp. (a) (b)	15	1,894
Dick's Sporting Goods Inc. (b)	39	1,229
Dillard's Inc. - Class A	4	223
Expedia Group Inc.	10	1,092
Extended Stay America Inc. - Class B	24	378
Foot Locker Inc.	20	1,080
Galaxy Entertainment Group Ltd.	35	221
Garrett Motion Inc. (a)	13	158
H&R Block Inc. (b)	10	264
Helen of Troy Ltd. (a)	2	249
Hyatt Hotels Corp. - Class A (b)	18	1,197
Hyundai Mobis	7	1,175
Imperial Holdings Ltd.	21	100
JD.com Inc. - Class A - ADR (a)	46	972
KB Home	37	705
Kia Motors Corp.	14	412
Kohl's Corp. (b)	28	1,858
Las Vegas Sands Corp.	37	1,929
Lear Corp. (b)	2	258
Liberty Expedia Holdings Inc. - Class A (a)	23	907
Luk Fook Holdings International Ltd.	113	320
Lululemon Athletica Inc. (a)	2	195
Macy's Inc. (b)	53	1,566
Magna International Inc.	7	300
Mavi Jeans	194	1,182
Melco Resorts & Entertainment Ltd. - ADR	48	841
Michael Kors Holdings Ltd. (a)	6	228
Mohawk Industries Inc. (a)	11	1,318
Motus Holdings Ltd. (a)	21	130
Naspers Ltd. - Class N	22	4,322
Pulte Homes Inc.	13	327
Ralph Lauren Corp. - Class A	9	952
Signet Jewelers Ltd.	13	416
SJM Holdings Ltd.	1,469	1,370
Stamps.com Inc. (a)	2	272
Tupy SA	89	465
Under Armour Inc. - Class A (a) (b)	238	4,204
Urban Outfitters Inc. (a)	6	193
Westlife Development Ltd. (a)	26	143
WPP Plc	102	1,101
Wynn Macau Ltd.	759	1,652
Xinyi Glass Holdings Ltd.	660	727
Yum China Holdings Inc. (b)	149	5,005
		70,557
Consumer Staples 2.7%
AMBEV SA	281	1,117
AMBEV SA - ADR	621	2,435
Anheuser-Busch InBev NV - ADR (b)	11	715
Boston Beer Co. Inc. - Class A (a)	1	325
Clover Industries Ltd.	581	736
Coca-Cola Co. (b)	91	4,302
Danone SA - ADR	317	4,429
Darling Ingredients Inc. (a)	14	262
Distell Group Holdings Ltd.	90	674
Heineken Holding NV	7	604
Heineken NV	7	588
	Shares/Par[1]	Value ($)
Jeronimo Martins SGPS SA	104	1,232
Kroger Co.	21	564
Molson Coors Brewing Co. - Class B	2	101
Monster Beverage Corp. (a)	84	4,151
Nu Skin Enterprises Inc. - Class A (b)	3	153
Philip Morris International Inc.	26	1,753
Procter & Gamble Co. (b)	35	3,187
TreeHouse Foods Inc. (a)	8	416
Ulker Biskuvi Sanayi A/S	419	1,162
Walgreens Boots Alliance Inc.	2	109
		29,015
Energy 2.3%
Antero Resources Midstream Management LLC	48	1,030
Apergy Corp. (a)	5	122
Berry Petroleum Co. (d) (e)	4	31
Cameco Corp.	10	118
CNX Resources Corp. (a)	13	148
Columbia Pipeline Group Inc. (a) (d) (f) (g)	42	1,062
ConocoPhillips Co. (b)	28	1,765
Diamond Offshore Drilling Inc. (a)	21	198
Dominion Energy Midstream Partners LP (b)	267	4,811
HollyFrontier Corp. (b)	23	1,196
Kinder Morgan Inc.	85	1,305
Marathon Oil Corp.	77	1,104
Meggitt Plc (d)	281	1,694
Murphy Oil Corp.	23	547
Noble Corp. Plc (a)	107	280
PBF Energy Inc. - Class A	21	680
Peabody Energy Corp. (b)	39	1,180
Schlumberger Ltd. (b)	82	2,961
SM Energy Co.	35	542
Valero Energy Partners LP	64	2,712
Vista Oil & Gas SAB de CV - Class A (a)	62	474
Whiting Petroleum Corp. (a)	21	470
YPF SA - Class D - ADR	25	333
		24,763
Financials 6.8%
Alberton Acquisition Corp. (a)	150	1,467
Ally Financial Inc.	49	1,112
American Equity Investment Life Holding Co.	31	875
American International Group Inc. (b)	78	3,087
Aon Plc - Class A (b)	10	1,428
Aspen Insurance Holdings Ltd.	112	4,691
Athene Holding Ltd. - Class A (a) (b)	40	1,609
Banco Macro SA - Class B - ADR	5	200
Bank Danamon Indonesia Tbk PT - Class A	594	314
Bank of America Corp. (b)	78	1,934
Big Rock Partners Acquisition Corp. (a)	61	609
Bison Capital Acquisition Corp. (a)	58	601
Black Ridge Acquisition Corp. (a)	45	449
Capital One Financial Corp.	10	763
CF Finance Acquisition Corp. (a)	147	1,466
ChaSerg Technology Acquisition Corp. (a)	24	242
China Construction Bank Corp. - Class H	441	364
Chinatrust Financial Holding Co. Ltd.	925	607
CIT Group Inc. (b) (d)	54	2,085
Citigroup Inc. (b)	37	1,914
Citizens Financial Group Inc.	8	238
CM Seven Star Acquisition Corp. (a)	131	1,320
Collier Creek Holdings (a)	46	455
Comerica Inc.	12	838
Commerce Bancshares Inc.	2	107
Constellation Alpha Capital Corp. (a)	207	2,121
Credito Real SAB de CV SOFOM ER	735	661
DBS Group Holdings Ltd.	53	913
DGB Financial Group Inc.	87	650
Ditech Holding Corp. (a) (d)	—	—
Element Financial Corp.	27	137
Fifth Third Bancorp	17	409
FinTech Acquisition Corp. III (a)	71	711
Fubon Financial Holding Co. Ltd.	398	609
Genworth Financial Inc. - Class A (a)	16	74
GigCapital Inc. (a)	162	1,636
Gordon Pointe Acquisition Corp. - Class A (a)	8	84

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

166

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Graf Industrial Corp. (a)	211	2,095
Groupe Bruxelles Lambert SA (d)	21	1,862
Grupo Financiero Galicia SA - Class B - ADR	8	210
Industrial Bank of Korea	35	442
Jefferies Financial Group Inc.	113	1,967
KB Financial Group Inc.	35	1,439
LendingTree Inc. (a)	4	911
Liberty Holdings Ltd.	111	847
LPL Financial Holdings Inc.	21	1,310
Megalith Financial Acquisition Corp. - Class A (a)	77	748
Modern Media Acquisition Corp. (a)	166	1,693
Navient Corp. (b)	108	950
Nelnet Inc. - Class A (b)	20	1,036
OneMain Holdings Inc. (a)	28	673
OTP Bank Plc	30	1,230
Pensare Acquisition Corp. (a)	116	1,171
Ping An Insurance Group Co. of China Ltd. - Class H	55	486
Popular Inc.	17	817
Progressive Corp.	10	627
Pure Acquisition Corp. - Class A (a)	54	527
Qualitas Controladora SAB de CV - Class I (h)	203	428
RMB Holdings Ltd.	78	426
Royal Bank of Scotland Group Plc	382	1,067
Santander Consumer USA Holdings Inc. (b)	60	1,054
Sberbank of Russia - ADR	65	717
SEI Investments Co. (b)	45	2,062
Signature Bank	5	522
SunTrust Banks Inc.	13	671
Synchrony Financial	6	129
TCF Financial Corp.	6	117
Thunder Bridge Acquisition Ltd. (a)	20	186
Tiberius Acquisition Corp. (a)	135	1,319
Tisco Financial Group PCL (d)	223	537
Trinity Merger Corp. - Class A (a)	113	1,125
Union Acquisition Corp. (a)	180	1,815
United Overseas Bank Ltd.	50	910
Unum Group	5	141
VectoIQ Acquisition Corp. (a)	50	485
Waddell & Reed Financial Inc. - Class A	37	660
Wells Fargo & Co.	32	1,480
WL Ross Holding Corp. (a) (d) (f)	20	68
		73,740
Health Care 4.1%
AbbVie Inc.	9	867
Adcock Ingram Holdings Ltd.	276	1,195
Alexion Pharmaceuticals Inc. (a)	2	204
Allergan Plc	4	548
Amgen Inc.	6	1,071
athenahealth Inc. (a)	12	1,552
Biogen Inc. (a) (b)	6	1,655
Celgene Corp. (a)	7	455
Cerner Corp. (a) (b)	92	4,807
DaVita Inc. (a)	1	67
Encompass Health Corp. (b)	20	1,246
Endo International Plc (a)	81	593
Gilead Sciences Inc.	13	838
Haemonetics Corp. (a) (b)	11	1,051
HCA Healthcare Inc. (b)	10	1,182
Herbalife Nutrition Ltd. (a) (b)	23	1,350
Illumina Inc. (a)	1	331
Ligand Pharmaceuticals Inc. (a)	1	207
McKesson Corp.	1	99
Mylan NV (a)	52	1,426
Nektar Therapeutics (a)	4	135
Neurocrine Biosciences Inc. (a)	1	71
Novartis AG - ADR	62	5,360
Novo Nordisk A/S - ADR	119	5,467
NxStage Medical Inc. (a)	115	3,290
Qualicorp SA	245	814
Regeneron Pharmaceuticals Inc. (a) (b)	17	6,328
Shire Plc - ADR	3	439
Tenet Healthcare Corp. (a)	35	602
United Therapeutics Corp. (a)	7	806
	Shares/Par[1]	Value ($)
Vertex Pharmaceuticals Inc. (a)	3	423
		44,479
Industrials 3.4%
Air Lease Corp. - Class A (b)	57	1,720
Allison Transmission Holdings Inc. (b)	42	1,857
Aramex PJSC	899	1,046
Arconic Inc. (b)	132	2,228
Avis Budget Group Inc. (a)	7	162
Barloworld Ltd.	141	1,128
CSX Corp.	9	528
Dun & Bradstreet Corp. (b)	22	3,076
Esterline Technologies Corp. (a)	36	4,425
Expeditors International of Washington Inc. (b)	70	4,759
Hanwha Corp.	44	1,239
HD Supply Holdings Inc. (a) (b)	9	349
Insperity Inc.	2	168
Jardine Strategic Holdings Ltd. (d)	16	572
KAR Auction Services Inc.	5	248
Korn/Ferry International	14	542
L3 Technologies Inc. (b)	12	2,072
Nexeo Solutions Inc. (a) (d)	97	830
Norfolk Southern Corp.	1	194
Pitney Bowes Inc.	38	225
Resideo Technologies Inc. (a)	8	156
Rexnord Corp. (a)	20	448
Robert Half International Inc.	11	606
Simpson Manufacturing Co. Inc.	4	206
Tegma Gestao Logistica SA	83	587
Terex Corp.	15	419
Textron Inc.	7	336
United Continental Holdings Inc. (a) (b)	13	1,080
United Rentals Inc. (a)	1	62
United Technologies Corp. (b)	20	2,090
USG Corp.	39	1,672
Waberer's International Zrt. (a)	78	644
WESCO International Inc. (a)	2	110
WW Grainger Inc. (b)	4	1,231
		37,015
Information Technology 5.4%
Advanced Micro Devices Inc. (a)	15	279
Adyen NV (a) (i)	4	1,945
Akamai Technologies Inc. (a)	6	342
Analog Devices Inc. (b)	24	2,061
ARRIS International Plc (a)	158	4,830
ASGN Inc. (a)	4	229
Aspen Technology Inc. (a)	8	633
Broadcom Inc.	12	2,915
Broadridge Financial Solutions Inc.	5	520
CACI International Inc. - Class A (a)	2	238
Cadence Design Systems Inc. (a) (b)	4	187
Catcher Technology Co. Ltd.	80	585
Ciena Corp. (a)	9	319
Cisco Systems Inc.	3	139
Citrix Systems Inc. (b)	13	1,332
Cypress Semiconductor Corp.	20	252
Dell Technologies Inc. - Class C (a)	25	1,219
F5 Networks Inc. (a)	4	616
Fortinet Inc. (a) (b)	22	1,571
Hewlett Packard Enterprise Co.	8	99
HP Inc. (b)	62	1,264
Infosys Ltd.	157	1,483
Intel Corp.	10	483
InterDigital Inc.	10	638
Micron Technology Inc. (a)	32	1,022
Microsoft Corp.	16	1,618
NAVER Corp.	5	529
NetApp Inc. (b)	23	1,355
Nexon Co. Ltd. (a)	45	578
NXP Semiconductors NV	1	103
Oracle Corp. (b)	214	9,631
Orbotech Ltd. (a)	44	2,514
Perspecta Inc.	8	136
QUALCOMM Inc.	3	176
Red Hat Inc. (a) (c)	55	9,628

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

167

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SendGrid Inc. (a)	4	174
TE Connectivity Ltd. (b)	24	1,790
Tech Mahindra Ltd.	59	615
Tencent Holdings Ltd. - ADR	63	2,479
Total System Services Inc.	5	415
Travelport Worldwide Ltd.	16	248
Venture Corp. Ltd.	24	240
Zebra Technologies Corp. - Class A (a)	5	796
		58,226
Materials 2.4%
Alcoa Corp. (a)	6	170
Axalta Coating Systems Ltd. (a)	19	439
CF Industries Holdings Inc. (b)	33	1,418
Domtar Corp. (b)	26	910
Freeport-McMoRan Inc. - Class B	107	1,101
Glencore Plc	730	2,718
HeidelbergCement AG	22	1,374
Huntsman Corp. (b)	69	1,333
International Paper Co.	10	400
Kirkland Lake Gold Ltd.	21	550
LafargeHolcim Ltd.	42	1,747
Louisiana-Pacific Corp.	51	1,127
LyondellBasell Industries NV - Class A	14	1,189
Methanex Corp. (b)	28	1,325
Mosaic Co.	6	178
Newmont Mining Corp.	13	457
Norbord Inc. (b)	35	941
Owens-Illinois Inc. (a)	62	1,077
Petra Diamonds Ltd. (a) (h)	873	420
Randgold Resources Ltd. - ADR (j)	46	3,848
Rio Tinto Plc	31	1,468
Teck Resources Ltd. - Class B	15	330
Valencia Bidco LLC (a) (d) (j)	188	235
West China Cement Ltd.	6,608	895
		25,650
Real Estate 1.5%
Atrium European Real Estate Ltd.	121	446
Brookfield Property REIT Inc. - Class A	32	518
CIBanco SA Institucion de Banca Multiple	922	831
Columbia Property Trust Inc.	7	132
Concentradora Fibra Danhos SA de CV	513	607
CoreCivic Inc.	32	576
CubeSmart	15	439
EastGroup Properties Inc.	12	1,055
Emaar Malls Group PJSC	1,185	577
EPR Properties	10	640
Equity Lifestyle Properties Inc.	8	796
Equity Residential Properties Inc.	9	620
Essex Property Trust Inc.	—	110
Extra Space Storage Inc.	6	570
Fibra Uno Administracion SA de CV	555	617
Host Hotels & Resorts Inc.	24	400
Jones Lang LaSalle Inc.	7	829
K. Wah International Holdings Ltd.	2,628	1,243
Lamar Advertising Co. - Class A	10	685
Life Storage Inc. (b)	15	1,376
National Health Investors Inc.	7	551
Park Hotels & Resorts Inc.	26	681
Rayonier Inc.	17	473
Realogy Holdings Corp.	14	201
Simon Property Group Inc.	7	1,168
Xenia Hotels & Resorts Inc.	17	284
		16,425
Utilities 0.5%
Cia de Saneamento Basico do Estado de Sao Paulo	31	252
Gujarat State Petronet Ltd.	562	1,416
NRG Energy Inc.	5	210
PG&E Corp. (a)	25	590
SCANA Corp.	47	2,260
Transmissora Alianca de Energia Eletrica SA	73	442
		5,170
Total Common Stocks (cost $467,130)		438,415
	Shares/Par[1]	Value ($)
PREFERRED STOCKS 0.6%
Consumer Discretionary 0.1%
Porsche Automobil Holding SE (k)	11	650
Energy 0.0%
Berry Petroleum Co. (a) (d) (e)	—	—
Surgutneftegas OAO	225	128
		128
Financials 0.1%
Ditech Holding Corp., 0.00% (a) (k) (l) (m)	—	—
Sberbank of Russia	295	707
		707
Information Technology 0.3%
Samsung Electronics Co. Ltd.	111	3,171
Real Estate 0.1%
Colony Capital Inc., 8.75%, (callable at 25 begininng 05/15/19) (l)	47	1,087
Pebblebrook Hotel Trust - Series E, 6.38%, (callable at 25 beginning 02/04/19) (a) (l)	8	192
		1,279
Utilities 0.0%
Cia De Transmissao De ENE-PF	35	618
Total Preferred Stocks (cost $7,321)		6,553
RIGHTS 0.0%
Big Rock Partners Acquisition Corp. (a)	61	22
Bison Capital Acquisition Corp. (a)	58	16
Black Ridge Acquisition Corp. (a)	45	17
CM Seven Star Acquisition Corp. (a)	131	42
GigCapital Inc. (a)	162	45
Modern Media Acquisition Corp. (a)	166	42
Nexstar Broadcasting Inc. (a) (j)	127	13
Pensare Acquisition Corp. (a)	91	26
Total Rights (cost $245)		223
WARRANTS 0.0%
Big Rock Partners Acquisition Corp. (a)	30	12
Bison Capital Acquisition Corp. (a)	29	5
Black Ridge Acquisition Corp. (a)	45	13
CM Seven Star Acquisition Corp. (a)	65	13
Ditech Holding Corp. (a)	2	—
Ditech Holding Corp. (a)	3	—
Federal Street Acquisition Corp. (a)	7	4
GigCapital Inc. (a)	121	29
Modern Media Acquisition Corp. (a)	83	17
Pensare Acquisition Corp. (a)	46	9
Pure Acquisition Corp. (a)	27	30
Tiberius Acquisition Corp. (a)	135	42
TORM A/S (a) (d) (f)	4	—
Trinity Merger Corp. (a)	113	45
Urbi Desarrollos Urbanos SAB de CV (a) (d) (f)	14	1
Vista Oil & Gas SAB de CV (a) (d) (j)	32	5
Total Warrants (cost $365)		225
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 8.7%
ACE Securities Corp. Home Equity Loan Trust
Series 2006-A2C-CW1, REMIC, 2.65%, (1M USD LIBOR + 0.14%), 07/25/36 (n)	3,260	2,708
Ajax Mortgage Loan Trust
Series 2018-A-C, 4.36%, 09/25/65 (i) (n)	2,947	2,960
Apidos CLO XXII
Series 2015-D-22A, 8.47%, (3M USD LIBOR + 6.00%), 10/20/27 (i) (n)	500	472
Apidos CLO XXIV
Series 2016-DR-24A, 8.27%, (3M USD LIBOR + 5.80%), 10/21/30 (i) (n)	500	453
Applebee's Funding LLC
Series 2014-A2-1, 4.28%, 09/05/21 (i)	543	542
Banc of America Alternative Loan Trust
Series 2007-4A1-1, REMIC, 5.34%, 04/25/37 (n)	2,127	2,062
Series 2007-1A1-2, REMIC, 5.50%, 06/25/37	992	881
Banc of America Funding Trust
Series 2015-9A2-R2, REMIC, 2.92%, 07/28/27 (i) (n)	1,077	930
Bancorp Commercial Mortgage Trust
Series 2018-D-CRE4, 4.56%, 09/17/21 (i)	1,250	1,218

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

168

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Bayview Opportunity Master Fund IIIB Trust
Series 2018-A1-RN7, REMIC, 4.26%, 08/28/33 (i) (o)	1,430	1,425
BBCMS Trust
Series 2018-E-CBM, 5.61%, (1M USD LIBOR + 3.55%), 07/15/20 (i) (n)	470	459
Canyon Capital CLO Ltd.
Series 2014-DR-1A, 8.02%, (3M USD LIBOR + 5.50%), 01/30/31 (i) (n)	700	608
Carlyle Global Market Strategies CLO Ltd.
Series 2014-D-2RA, 7.97%, (3M USD LIBOR + 5.35%), 05/15/31 (i) (n)	1,000	880
Carrington Mortgage Loan Trust
Series 2007-A3-RFC1, REMIC, 2.65%, (1M USD LIBOR + 0.14%), 12/25/36 (n)	3,000	2,782
Castlelake Aircraft Securitization Trust
Series 2018-C-1, 6.63%, 06/15/25 (i) (j) (o)	1,393	1,405
Chenango Park CLO Ltd.
Series 2018-D-1A, 8.24%, (3M USD LIBOR + 5.80%), 04/15/30 (i) (n)	1,000	909
Chevy Chase Funding LLC Mortgage Backed-Certificates
Series 2004-B1-2A, REMIC, 2.80%, 05/25/35 (i) (n)	349	278
CHL Mortgage Pass-Through Trust
Series 2005-2A1-9, REMIC, 2.95%, (1M USD LIBOR + 0.44%), 05/25/35 (n)	23	18
Series 2007-A1-13, REMIC, 6.00%, 08/25/37	1,808	1,480
CIM Trust
Series 2018-A2-2, 5.32%, 11/25/22 (i)	2,856	2,854
Series 2017-B2-3RR, 11.04%, 01/29/57 (i) (n)	180	199
Series 2017-A1-6, 3.02%, 06/25/57 (i) (n)	1,984	1,930
Series 2016-B2-1RR, REMIC, 8.02%, 07/25/55 (i) (n)	300	297
Series 2016-B2-2RR, REMIC, 7.40%, 02/29/56 (i) (n)	800	800
Series 2016-B2-3RR, REMIC, 7.54%, 02/29/56 (i) (n)	800	798
Citigroup Commercial Mortgage Trust
Series 2015-D-GC27, REMIC, 4.43%, 01/10/25 (i) (n)	579	512
Citigroup Mortgage Loan Trust Inc.
Series 2007-A3A-AHL3, REMIC, 2.57%, (1M USD LIBOR + 0.06%), 05/25/37 (n)	3,808	2,899
COLT Mortgage Loan Trust
Series 2017-M1-2, REMIC, 3.51%, 10/25/47 (i)	2,000	1,985
COMM Mortgage Trust
Series 2018-D-HCLV, 4.63%, 09/15/20 (i) (n)	1,000	984
Series 2014-D-LC15, REMIC, 4.94%, 03/12/24 (i) (n)	650	578
Series 2015-D-CR26, REMIC, 3.48%, 09/12/25 (n)	1,000	857
Series 2014-E-TWC, REMIC, 5.68%, (1M USD LIBOR + 3.25%), 02/13/32 (i) (n)	1,500	1,496
Conseco Financial Corp.
Series 1996-M1-4, REMIC, 7.75%, 06/15/27	345	348
Countrywide Asset-Backed Certificates
Series 2003-3A-2, REMIC, 3.01%, (1M USD LIBOR + 0.50%), 08/26/33 (n)	167	160
Series 2007-1A-BC1, REMIC, 2.65%, (1M USD LIBOR + 0.14%), 05/25/37 (n)	1,921	1,804
CSAIL Commercial Mortgage Trust
Series 2016-D-C6, REMIC, 4.75%, 05/15/26 (i) (n)	1,000	913
CSMC Trust
Series 2017-F-CHOP, REMIC, 6.81%, (1M USD LIBOR + 4.35%), 06/17/19 (i) (n)	880	868
Series 2018-A1-RPL7, REMIC, 4.00%, 09/25/21 (i)	1,966	1,969
Fannie Mae Connecticut Avenue Securities
Series 2015-2M2-C03, 7.51%, (1M USD LIBOR + 5.00%), 07/25/25 (i) (n)	124	135
Series 2016-1M2-C04, 6.76%, (1M USD LIBOR + 4.25%), 01/25/29 (i) (n)	260	288
Series 2017-1M2-C01, 6.06%, (1M USD LIBOR + 3.55%), 07/25/29 (i) (n)	530	562
Series 2017-1B1-C01, 8.26%, (1M USD LIBOR + 5.75%), 07/25/29 (i) (n)	270	311
	Shares/Par[1]	Value ($)
Flagstar Mortgage Trust
Series 2018-A4-2, 3.50%, 04/25/48 (i) (n)	94	92
Ford Credit Floorplan Master Owner Trust
Series 2018-A-4, 4.06%, 11/15/28	320	320
Gilbert Park CLO Ltd.
Series 2017-1A-E, 8.84%, (3M USD LIBOR + 6.40%), 10/15/30 (i) (n)	500	474
GreenPoint Mortgage Funding Trust
Series 2005-2A1-AR5, REMIC, 3.07%, (1M USD LIBOR + 0.28%), 11/25/45 (n)	563	379
GS Mortgage Securities Corp. II
Series 2018-C-SRP5, REMIC, 6.21%, (1M USD LIBOR + 3.75%), 06/15/21 (i) (n)	718	713
GS Mortgage Securities Trust
Series 2014-D-GC26, REMIC, 4.51%, 11/10/47 (i) (n)	658	553
Series 2015-D-GC34, REMIC, 2.98%, 10/10/25	650	512
Series 2018-D-GS9, REMIC, 3.00%, 03/10/28 (i)	1,000	778
Hertz Vehicle Financing LLC
Series 2016-C-1A, 4.75%, 03/25/19 (i)	350	350
Series 2017-C-1A, 5.27%, 10/25/20 (i)	250	254
Horizon Aircraft Finance I Ltd.
Series 2018-C-1, 6.66%, 12/15/25 (i)	1,000	1,012
JP Morgan Mortgage Trust
Series 2007-3A4-A1, REMIC, 4.10%, 07/25/35 (n)	2,141	2,062
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-E-C3, REMIC, 5.66%, 03/17/21 (i) (n)	650	636
Series 2011-D-C5, REMIC, 5.41%, 09/17/21 (i) (n)	1,650	1,625
Series 2014-E-C23, REMIC, 3.36%, 10/18/24 (i)	650	468
LCM XVII LP
Series ER-17A, 8.43%, (3M USD LIBOR + 6.00%), 10/15/31 (i) (n)	500	460
LCM XX LP
Series ER-20A, 7.79%, (3M USD LIBOR + 5.45%), 10/20/27 (i) (n)	500	460
Legacy Mortgage Asset Trust
Series 2018-A1-GS3, REMIC, 4.00%, 07/25/20 (i) (o)	2,944	2,919
Series 2018-A-SL1, REMIC, 4.00%, 08/25/20 (i) (n)	2,633	2,619
Series 2018-M-SL1, REMIC, 4.50%, 08/25/20 (i) (n)	845	820
Lehman Mortgage Trust
Series 2003-M3-HE1, REMIC, 7.71%, (1M USD LIBOR + 5.25%), 01/15/33 (n)	2,628	2,626
Series 2006-1A6-5, REMIC, 3.01%, (1M USD LIBOR + 0.50%), 09/25/36 (n)	1,335	863
loanDepot GMSR Master Trust
Series 2018-A-GT1, 5.26%, (1M USD LIBOR + 2.80%), 10/16/23 (i) (n)	1,000	1,002
MFA Financial Inc.
Series 2017-A1-NPL1, 3.35%, 11/25/20 (i) (o)	1,606	1,595
Morgan Stanley Mortgage Loan Trust
Series 2006-A1-13AX, REMIC, 2.69%, (1M USD LIBOR + 0.18%), 10/25/36 (n)	6,117	3,082
Myers Park CLO Ltd.
Series 2018-E-1A, 7.92%, (3M USD LIBOR + 5.25%), 10/20/30 (i) (n)	1,000	887
Neuberger Berman CLO XXIII Ltd.
Series 2016-ER-23A, 8.20%, (3M USD LIBOR + 6.00%), 10/18/27 (i) (n)	500	458
NovaStar Mortgage Funding Trust
Series 2006-A2C-3, REMIC, 2.67%, (1M USD LIBOR + 0.16%), 10/25/36 (n)	4,540	2,689
PRPM LLC
Series 2018-A1-2A, 4.00%, 08/25/21 (i) (o)	2,393	2,384
RAMP Trust
Series 2006-M1-RZ3, REMIC, 2.86%, (1M USD LIBOR + 0.35%), 08/25/36 (n)	350	334
RBSSP Resecuritization Trust
Series 2010-6A2-4, REMIC, 5.83%, 02/26/36 (i) (o)	405	398

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

169

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SLIDE Commercial Mortgage Pass-Through Certificates
Series 2018-F-FUN, 5.46%, (1M USD LIBOR + 3.00%), 06/15/21 (i) (n)	1,242	1,214
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-2A2-19, REMIC, 4.09%, 01/25/35 (n)	2,305	2,164
STWD Mortgage Trust
Series 2018-E-URB, 5.61%, (3M USD LIBOR + 3.15%), 05/15/21 (i) (n)	661	656
THL Credit Wind River CLO Ltd.
Series 2018-E-2A, 7.86%, (3M USD LIBOR + 5.75%), 07/15/30 (i) (n)	500	446
Series 2014-ER2-3A, 8.62%, (3M USD LIBOR + 6.22%), 10/22/31 (i) (n)	500	458
Velocity Commercial Capital Loan Trust
Series 2018-M4-2, 5.32%, 03/25/26 (i)	624	639
Series 2018-M5-2, 6.36%, 06/25/26 (i)	231	239
Series 2018-M6-2, 7.05%, 08/25/27 (i)	1,106	1,143
VOLT LXIX LLC
Series 2018-A1B-NPL5, 4.70%, 08/25/48 (i) (o)	4,000	3,961
VOLT LXV LLC
Series 2018-A1-NPL1, 3.75%, 04/26/21 (i) (o)	629	621
Wachovia Bank Commercial Mortgage Trust
Series 2007-AJ-C33, REMIC, 5.77%, 02/15/51 (n)	697	598
Wells Fargo Commercial Mortgage Trust
Series 2016-D-C33, 3.12%, 03/17/26 (i)	470	383
Willis Engine Securitization Trust
Series 2018-A-A, 4.75%, 09/15/26 (i) (o)	989	1,010
Total Non-U.S. Government Agency Asset-Backed Securities (cost $94,720)		93,373
CORPORATE BONDS AND NOTES 19.0%
Communication Services 2.0%
Altice Finco SA
4.75%, 01/15/28, EUR	419	383
Boingo Wireless Inc.
1.00%, 10/01/23 (i) (k)	894	758
CCO Holdings LLC
5.38%, 05/01/25 (i)	70	67
5.75%, 02/15/26 (i)	10	10
5.13%, 05/01/27 (i)	70	65
Charter Communications Operating LLC
4.20%, 03/15/28	220	206
5.38%, 04/01/38	90	83
6.83%, 10/23/55	230	235
Comcast Corp.
4.15%, 10/15/28	60	61
4.70%, 10/15/48	410	417
DISH DBS Corp.
7.88%, 09/01/19	50	51
5.88%, 11/15/24	40	32
7.75%, 07/01/26	10	8
Frontier Communications Corp.
6.25%, 09/15/21	350	228
Intelsat Jackson Holdings SA
8.50%, 10/15/24 (i)	960	926
iQiyi Inc.
3.75%, 12/01/23 (i) (k)	1,632	1,563
Liberty Media Corp.
3.75%, 02/15/30 (k)	1,371	907
2.25%, 12/01/48 (k)	1,269	1,248
Myriad International Holdings BV
4.85%, 07/06/27 (i)	350	337
NII Capital Corp.
4.25%, 08/15/23 (i) (k)	1,341	1,370
Numericable - SFR SA
7.38%, 05/01/26 (i)	410	376
Perficient Inc.
2.38%, 09/15/23 (i) (k)	922	817
Sea Ltd.
2.25%, 07/01/23 (b) (i) (k)	922	804
Sprint Capital Corp.
8.75%, 03/15/32	1,238	1,304
	Shares/Par[1]	Value ($)
Sprint Corp.
7.88%, 09/15/23	60	62
7.63%, 03/01/26	685	684
Sprint Nextel Corp.
11.50%, 11/15/21	60	68
Telesat Canada
8.88%, 11/15/24 (i)	642	668
Time Warner Cable Inc.
7.30%, 07/01/38	20	22
T-Mobile USA Inc.
6.50%, 01/15/24	2,586	2,644
Twilio Inc.
0.25%, 06/01/23 (b) (i) (k)	976	1,375
Unitymedia Hessen GmbH & Co. KG
5.00%, 01/15/25 (i)	2,695	2,641
Verizon Communications Inc.
4.13%, 08/15/46	160	141
Vodafone Group Plc
4.38%, 05/30/28	280	272
5.25%, 05/30/48	40	38
Zillow Group Inc.
2.00%, 12/01/21 (b) (k)	537	522
		21,393
Consumer Discretionary 1.5%
1011778 B.C. Unltd. Liability Co.
5.00%, 10/15/25 (i)	70	64
Amazon.com Inc.
4.95%, 12/05/44	40	44
4.05%, 08/22/47	510	497
4.25%, 08/22/57	630	622
American Axle & Manufacturing Inc.
6.63%, 10/15/22	65	64
Chegg Inc.
0.25%, 05/15/23 (i) (k)	1,181	1,430
Ctrip.com International Ltd.
1.00%, 07/01/20 (k)	423	391
Debenhams Plc
5.25%, 07/15/21, GBP	350	271
Eagle Intermediate Global Holding BV
7.50%, 05/01/25 (i)	1,127	1,056
Hanesbrands Inc.
4.63%, 05/15/24 (i)	80	75
Huazhu Group Ltd.
0.38%, 11/01/22 (k)	1,314	1,286
Intrepid Aviation Group Holdings LLC
8.50%, 08/15/21 (i)	698	688
Laureate Education Inc.
8.25%, 05/01/25 (i)	1,045	1,097
LHMC Finco SARL
5.75%, (3M EURIBOR + 5.75%), 12/20/23, EUR (i) (n)	830	956
Liberty Interactive LLC
4.00%, 11/15/29 (k)	1,842	1,250
LTF Merger Sub Inc.
8.50%, 06/15/23 (i)	560	568
MercadoLibre Inc.
2.00%, 08/15/28 (i) (k)	1,318	1,172
Rent-A-Center Inc.
6.63%, 11/15/20	432	420
4.75%, 05/01/21	578	548
Sands China Ltd.
5.13%, 08/08/25 (i) (p)	200	198
Scientific Games International Inc.
10.00%, 12/01/22	749	759
5.50%, 02/15/26, EUR	1,620	1,587
Wayfair Inc.
1.13%, 11/01/24 (b) (i) (k)	806	820
William Lyon Homes Inc.
5.88%, 01/31/25	70	60
		15,923
Consumer Staples 0.4%
Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (i)	270	255
4.90%, 02/01/46 (i)	80	74

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

170

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
BAT Capital Corp.
3.56%, 08/15/27	110	98
4.54%, 08/15/47	190	152
Cott Holdings Inc.
5.50%, 04/01/25 (i)	40	38
HRG Group Inc.
7.75%, 01/15/22	3,171	3,221
Kraft Heinz Foods Co.
4.13%, 07/01/27, GBP	280	375
Lamb Weston Holdings Inc.
4.88%, 11/01/26 (i)	40	39
Pilgrim's Pride Corp.
5.88%, 09/30/27 (i)	450	410
		4,662
Energy 1.7%
Anadarko Petroleum Corp.
5.55%, 03/15/26	20	21
4.50%, 07/15/44	100	86
Apache Corp.
4.38%, 10/15/28	30	28
4.75%, 04/15/43	300	258
Ascent Resources Utica Holdings LLC
7.00%, 11/01/26 (i)	988	894
Blue Racer Midstream LLC
6.13%, 11/15/22 (i)	110	106
Chesapeake Energy Corp.
8.00%, 06/15/27	130	109
Cimarex Energy Co.
3.90%, 05/15/27	10	9
CITGO Holding Inc.
10.75%, 02/15/20 (i)	2,324	2,370
Continental Resources Inc.
4.38%, 01/15/28	10	9
DCP Midstream LLC
6.75%, 09/15/37 (i)	110	109
Devon Energy Corp.
5.85%, 12/15/25	190	200
5.00%, 06/15/45	20	18
Ecopetrol SA
4.13%, 01/16/25	370	352
5.38%, 06/26/26	50	50
5.88%, 09/18/23 - 05/28/45	470	470
Energy Ventures Gom LLC
11.00%, 02/15/23 (i)	599	629
Enterprise Products Operating LLC
4.15%, 10/16/28	20	20
5.38%, 02/15/78	70	58
EP Energy LLC
6.38%, 06/15/23	180	53
8.00%, 02/15/25 (i)	120	50
Exxon Mobil Corp.
4.11%, 03/01/46	130	132
FTS International Inc.
6.25%, 05/01/22	591	525
Fugro NV
4.00%, 10/26/21, EUR (k)	1,000	955
4.50%, 11/02/24, EUR (k)	400	402
Genesis Energy LP
6.75%, 08/01/22	110	108
Golar LNG Ltd.
2.75%, 02/15/22 (k)	916	854
Green Plains Inc.
3.25%, 10/01/19 (k)	2,110	2,102
4.13%, 09/01/22 (k)	1,013	899
Halliburton Co.
3.80%, 11/15/25	30	29
4.85%, 11/15/35	150	148
Kerr-McGee Corp.
6.95%, 07/01/24	120	134
Kinder Morgan Energy Partners LP
3.50%, 09/01/23	60	58
4.25%, 09/01/24	60	60
Kinder Morgan Inc.
5.30%, 12/01/34	40	39
	Shares/Par[1]	Value ($)
MEG Energy Corp.
7.00%, 03/31/24 (i)	40	38
6.50%, 01/15/25 (i)	30	30
MPLX LP
4.88%, 12/01/24 - 06/01/25	220	223
4.80%, 02/15/29	60	60
5.50%, 02/15/49	120	116
Murray Energy Corp.
3.00%, 04/15/24 (i) (q)	706	385
Nine Energy Service Inc.
8.75%, 11/01/23 (i)	380	360
Noble Energy Inc.
3.85%, 01/15/28	150	136
Oasis Petroleum Inc.
6.88%, 03/15/22	67	63
Occidental Petroleum Corp.
4.63%, 06/15/45	60	60
4.40%, 04/15/46	20	19
4.10%, 02/15/47	10	9
4.20%, 03/15/48	20	19
Petroleos Mexicanos
6.38%, 01/23/45	390	315
QEP Resources Inc.
5.25%, 05/01/23	30	27
Range Resources Corp.
5.88%, 07/01/22	50	46
4.88%, 05/15/25	100	82
Rockies Express Pipeline LLC
5.63%, 04/15/20 (i)	100	101
6.88%, 04/15/40 (i)	110	115
Schlumberger Holdings Corp.
4.00%, 12/21/25 (i)	180	178
SEACOR Holdings Inc.
3.00%, 11/15/28 (b) (k)	1,203	1,131
Targa Resources Corp.
5.38%, 02/01/27	10	9
Targa Resources Partners LP
4.25%, 11/15/23	270	251
Teekay Corp.
5.00%, 01/15/23 (b) (i) (k)	738	572
Teine Energy Ltd.
6.88%, 09/30/22 (i)	60	58
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	170	204
Transocean Pontus Ltd.
6.13%, 08/01/25 (i)	37	36
Tullow Oil Plc
7.00%, 03/01/25 (i)	1,395	1,293
Whiting Petroleum Corp.
6.25%, 04/01/23	50	46
6.63%, 01/15/26	130	111
Williams Cos. Inc.
7.50%, 01/15/31	40	47
8.75%, 03/15/32	140	182
WPX Energy Inc.
8.25%, 08/01/23	170	179
		18,845
Financials 4.5%
ABN AMRO Bank NV
5.75%, (callable at 100 beginning 09/22/20), EUR (l)	600	701
Algeco Scotsman Global Finance Plc
6.50%, 02/15/23, EUR	830	928
10.00%, 08/15/23 (i)	600	559
Ally Financial Inc.
8.00%, 11/01/31	20	22
Alteryx Inc.
0.50%, 06/01/23 (i) (k)	853	1,273
BAC Capital Trust XIV
4.00%, (3M USD LIBOR + 0.40%), (callable at 100 beginning 01/28/19) (l) (n)	1,540	1,137
Banca Monte dei Paschi di Siena SpA
5.38%, 01/18/28, EUR (n)	628	410
Banco Bilbao Vizcaya Argentaria SA
6.13%, (callable at 100 beginning 11/16/27) (k) (l)	200	168

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

171

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
8.88%, (callable at 100 beginning 04/14/21), EUR (l)	200	248
Banco Mercantil del Norte SA
7.63%, (callable at 100 beginning 01/10/28) (i) (l)	200	194
Banco Santander SA
6.25%, (callable at 100 beginning 09/11/21), EUR (l)	500	561
Bank of America Corp.
6.10%, (callable at 100 beginning 03/17/25) (l)	50	50
6.25%, (callable at 100 beginning 09/05/24) (l)	150	148
Barclays Bank Plc
7.63%, 11/21/22	200	208
Barclays Plc
8.00%, (callable at 100 beginning 12/15/20), EUR (l)	500	604
4.97%, 05/16/29 (k) (n)	210	203
BNP Paribas SA
6.13%, (callable at 100 beginning 06/17/22), EUR (l)	260	309
7.38%, (callable at 100 beginning 08/19/25) (i) (l)	200	201
Boparan Finance Plc
5.50%, 07/15/21, GBP	590	542
BPCE SA
2.75%, 11/30/27, EUR (n)	500	595
Bracken MidCo1 Plc
8.88%, 10/15/23, GBP (i) (q)	600	702
Citigroup Inc.
5.95%, (callable at 100 beginning 05/15/25) (l)	2,030	1,854
4.60%, 03/09/26	210	207
4.45%, 09/29/27	200	193
8.13%, 07/15/39	101	140
Compass Bank
3.88%, 04/10/25	280	269
Cooperatieve Rabobank U.A.
6.63%, (callable at 100 beginning 06/29/21), EUR (l)	400	497
Cowen Inc.
3.00%, 12/15/22 (k)	783	775
Credit Agricole SA
6.50%, (callable at 100 beginning 06/23/21), EUR (l)	250	291
8.13%, (callable at 100 beginning 12/23/25) (i) (l)	200	205
Credit Suisse Group AG
7.50%, (callable at 100 beginning 07/17/23) (i) (l)	210	206
Danske Bank A/S
5.88%, (callable at 100 beginning 04/06/22), EUR (l)	460	527
Dell EMC
3.48%, 06/01/19 (i)	300	299
Ditech Holding Corp.
1.80%, 12/31/24 (q)	94	8
EA Partners II BV
6.75%, 06/01/21	1,239	669
Element Financial Corp.
5.13%, 06/30/19, CAD (k)	1,476	1,077
Encore Capital Group Inc.
2.88%, 03/15/21 (k)	1,428	1,208
3.25%, 03/15/22 (k)	1,898	1,573
EzCorp Inc.
2.13%, 06/15/19 (k) (o)	2,545	2,475
EZCorp Inc.
2.38%, 05/01/25 (i) (k)	918	696
Freedom Mortgage Corp.
8.25%, 04/15/25 (i)	1,824	1,566
General Electric Capital Corp.
5.88%, 01/14/38	80	76
6.88%, 01/10/39	150	157
Glencore Funding LLC
2.88%, 04/16/20 (i)	100	99
3.88%, 10/27/27 (i)	120	108
Goldman Sachs Capital II
4.00%, (3M USD LIBOR + 0.77%), (callable at 100 beginning 02/11/19) (l) (n)	18	12
Goldman Sachs Capital III
4.00%, (3M USD LIBOR + 0.77%), (callable at 100 beginning 02/11/19) (l) (n)	13	9
	Shares/Par[1]	Value ($)
Goldman Sachs Group Inc.
4.22%, 05/01/29	40	39
6.75%, 10/01/37	190	215
5.15%, 05/22/45	490	456
4.75%, 10/21/45	10	10
Hope Bancorp Inc.
2.00%, 05/15/38 (i) (k)	938	778
HSBC Holdings Plc
6.38%, (callable at 100 beginning 09/17/24) (k) (l)	200	190
6.50%, (callable at 100 beginning 03/23/28) (k) (l)	757	693
4.58%, 06/19/29 (k)	600	596
ING Groep NV
2.50%, 02/15/29, EUR (n)	300	347
Intesa Sanpaolo SpA
7.00%, (callable at 100 beginning 01/19/21), EUR (l)	500	578
7.75%, (callable at 100 beginning 01/11/27), EUR (l)	800	958
JPMorgan Chase & Co.
4.20%, 07/23/29	60	60
KBC Group NV
1.88%, 03/11/27, EUR (n)	300	347
KCA Deutag UK Finance Plc
9.88%, 04/01/22 (i)	200	159
Petrobras Global Finance BV
7.38%, 01/17/27	280	289
6.00%, 01/27/28	50	47
6.85%, 06/05/15	640	574
Portfolio Recovery Associates Inc.
3.00%, 08/01/20 (k)	1,088	1,003
PRA Group Inc.
3.50%, 06/01/23 (k)	1,132	958
Redwood Trust Inc.
4.75%, 08/15/23 (b) (k)	505	462
Royal Bank of Scotland Group Plc
5.13%, 05/28/24	380	368
4.52%, 06/25/24 (k) (n)	400	392
RWT Holdings Inc.
5.63%, 11/15/19 (b) (k)	1,268	1,277
Santander UK Group Holdings Plc
5.63%, 09/15/45 (i)	200	191
Societe Generale SA
6.75%, (callable at 100 begininng 04/06/28) (i) (l)	1,230	1,041
2.50%, 09/16/26, EUR (n)	500	585
Solera LLC
10.50%, 03/01/24 (i)	1,590	1,693
Springleaf Finance Corp.
6.88%, 03/15/25	1,220	1,089
7.13%, 03/15/26	500	447
Teachers Insurance & Annuity Association of America
4.90%, 09/15/44 (i)	150	157
UBS Group AG
5.75%, (callable at 100 beginning 02/19/22), EUR (l)	200	243
7.00%, (callable at 100 beginning 02/19/25) (l)	200	204
UniCredit SpA
6.63%, (callable at 100 beginning 06/03/23), EUR (l)	890	958
Virgin Media Receivables Financing Notes I DAC
5.50%, 09/15/24, GBP	1,620	1,978
Virgin Media Secured Finance Plc
5.50%, 08/15/26 (i)	200	186
Wachovia Capital Trust III
5.57%, (3M USD LIBOR + 0.93%), (callable at 100 beginning 02/11/19) (l) (n)	2,035	1,842
Wand Merger Corp.
8.13%, 07/15/23 (i)	684	667
9.13%, 07/15/26 (i)	456	441
Wells Fargo & Co.
5.88%, (callable at 100 beginning 06/15/25) (l)	101	100
3.55%, 09/29/25	60	58
4.30%, 07/22/27	150	148
4.65%, 11/04/44	120	114
4.40%, 06/14/46	180	166

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

172

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
4.75%, 12/07/46	50	48
		48,111
Health Care 2.9%
Actavis Funding SCS
4.55%, 03/15/35	10	10
Alder Biopharmaceuticals Inc.
2.50%, 02/01/25 (k)	1,130	911
Allscripts Healthcare Solutions Inc.
1.25%, 07/01/20 (k)	1,020	985
Amicus Therapeutics Inc.
3.00%, 12/15/23 (k)	1,405	2,454
Becton Dickinson & Co.
3.70%, 06/06/27	270	255
Canopy Growth Corp.
4.25%, 07/15/23, CAD (i) (k)	1,794	1,526
Cardinal Health Inc.
3.41%, 06/15/27	20	18
Catholic Health Initiatives
4.35%, 11/01/42	130	118
Centene Corp.
4.75%, 01/15/25	130	124
CVS Health Corp.
4.30%, 03/25/28	30	29
4.78%, 03/25/38	90	87
5.05%, 03/25/48	540	527
DexCom Inc.
0.75%, 12/01/23 (i) (k)	1,277	1,289
Evolent Health Inc.
2.00%, 12/01/21 (k)	826	908
1.50%, 10/15/25 (i) (k)	537	494
Hackensack Meridian Health Inc.
4.21%, 07/01/48	90	90
HCA Inc.
5.38%, 02/01/25	40	39
5.25%, 06/15/26	60	59
4.50%, 02/15/27	50	47
5.63%, 09/01/28	10	10
5.50%, 06/15/47	10	10
Herbalife Ltd.
2.63%, 03/15/24 (i) (k)	855	958
Insulet Corp.
1.38%, 11/15/24 (k)	459	487
Ionis Pharmaceuticals Inc.
1.00%, 11/15/21 (k)	1,102	1,180
Karyopharm Therapeutics Inc.
3.00%, 10/15/25 (i) (k)	922	805
Lifepoint Health Inc.
9.75%, 12/01/26 (i)	538	512
Ligand Pharmaceuticals Inc.
0.75%, 05/15/23 (i) (k)	647	569
Medicines Co.
2.50%, 01/15/22 (k)	760	649
3.50%, 01/15/24 (i) (k)	760	751
Neurocrine Biosciences Inc.
2.25%, 05/15/24 (k)	1,344	1,598
Nipro Corp.
0.00%, 01/29/21, JPY (k) (m)	60,000	586
Pacira Pharmaceuticals Inc.
2.38%, 04/01/22 (k)	954	948
PDL BioPharma Inc.
2.75%, 12/01/21 (k)	1,063	1,073
Radius Health Inc.
3.00%, 09/01/24 (b) (k)	1,148	873
RegionalCare Hospital Partners Holdings Inc.
8.25%, 05/01/23 (i)	570	576
Retrophin Inc.
2.50%, 09/15/25 (b) (k)	851	764
Rossini SARL
6.75%, 10/30/25, EUR (i)	1,290	1,465
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	70	64
Theravance Inc.
2.13%, 01/15/23 (b) (k)	1,054	1,137
	Shares/Par[1]	Value ($)
Tilray Inc.
5.00%, 10/01/23 (b) (i) (k)	1,836	1,278
Universal Hospital Services Inc.
7.63%, 08/15/20	20	20
Valeant Pharmaceuticals International Inc.
5.63%, 12/01/21 (i)	32	32
5.50%, 03/01/23 - 11/01/25 (i)	200	184
5.88%, 05/15/23 (i)	594	548
7.00%, 03/15/24 (i)	140	142
6.13%, 04/15/25 (i)	2,060	1,791
9.00%, 12/15/25 (i)	640	638
8.50%, 01/31/27 (i)	10	10
Verscend Escrow Corp.
9.75%, 08/15/26 (i)	381	358
Willis-Knighton Medical Center
4.81%, 09/01/48	60	63
Wright Medical Group NV
1.63%, 06/15/23 (b) (i) (k)	991	1,010
		31,059
Industrials 0.7%
Atlas Air Worldwide Holdings Inc.
1.88%, 06/01/24 (k)	1,078	1,029
Bombardier Inc.
5.75%, 03/15/22 (i)	100	94
6.00%, 10/15/22 (i)	100	94
6.13%, 01/15/23 (i)	200	187
7.50%, 03/15/25 (i)	323	304
FTI Consulting Inc.
2.00%, 08/15/23 (i) (k)	638	623
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (l)	206	159
HC2 Holdings Inc.
7.50%, 06/01/22 (i) (k)	184	155
International Lease Finance Corp.
6.25%, 05/15/19	80	81
KBR Inc.
2.50%, 11/01/23 (i) (k)	1,014	902
Mirait Holdings Corp.
0.00%, 12/30/21, JPY (k) (m)	45,000	503
Navistar International Corp.
4.75%, 04/15/19 (k)	665	666
Ope Kag Finance Sub Inc.
7.88%, 07/31/23 (i)	1,102	1,056
Park Aerospace Holdings Ltd.
5.25%, 08/15/22 (i)	50	49
5.50%, 02/15/24 (i)	70	68
Patrick Industries Inc.
1.00%, 02/01/23 (i) (k)	910	688
Team Inc.
5.00%, 08/01/23 (b) (k)	894	886
United Rentals North America Inc.
5.75%, 11/15/24	120	116
5.88%, 09/15/26	70	67
United Technologies Corp.
4.13%, 11/16/28	170	169
XPO CNW Inc.
6.70%, 05/01/34	170	152
		8,048
Information Technology 3.1%
Advanced Micro Devices Inc.
2.13%, 09/01/26 (k)	864	2,085
Akamai Technologies Inc.
0.13%, 05/01/25 (i) (k)	612	559
Atlassian Inc.
0.63%, 05/01/23 (i) (k)	1,104	1,393
Avaya Holdings Corp.
2.25%, 06/15/23 (i) (k)	795	680
Banff Merger Sub Inc.
8.38%, 09/01/26, EUR (i)	440	466
9.75%, 09/01/26 (i)	737	674
Benefitfocus Inc.
1.25%, 12/15/23 (i) (k)	537	570
Blackboard Inc.
9.75%, 10/15/21 (i)	816	558

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

173

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
CalAmp Corp.
1.63%, 05/15/20 (k)	548	521
2.00%, 08/01/25 (i) (k)	691	531
Carbonite Inc.
2.50%, 04/01/22 (k)	913	1,084
Cree Inc.
0.88%, 09/01/23 (i) (k)	595	575
Electronics for Imaging Inc.
2.25%, 11/15/23 (i) (k)	617	591
Five9 Inc.
0.13%, 05/01/23 (i) (k)	846	1,026
GDS Holdings Ltd.
2.00%, 06/01/25 (i) (k)	936	678
Infinera Corp.
2.13%, 09/01/24 (k)	895	643
Inphi Corp.
0.75%, 09/01/21 (k)	1,406	1,299
InterXion Holding NV
4.75%, 06/15/25, EUR (i)	228	267
Knowles Corp.
3.25%, 11/01/21 (k)	917	941
Microchip Technology Inc.
1.63%, 02/15/27 (k)	1,836	1,787
Microsoft Corp.
3.30%, 02/06/27	230	228
3.70%, 08/08/46	90	87
MINDBODY Inc.
0.38%, 06/01/23 (i) (k)	918	905
Momo Inc.
1.25%, 07/01/25 (i) (k)	425	331
MongoDB Inc.
0.75%, 06/15/24 (i) (k)	894	1,223
Nutanix Inc.
0.00%, 01/15/23 (i) (k) (m)	460	503
Okta Inc.
0.25%, 02/15/23 (i) (k)	1,121	1,627
ON Semiconductor Corp.
1.63%, 10/15/23 (k)	1,234	1,320
OSI Systems Inc.
1.25%, 09/01/22 (k)	916	846
Palo Alto Networks Inc.
0.75%, 07/01/23 (i) (k)	1,632	1,614
PROS Holdings Inc.
2.00%, 06/01/47 (k)	1,259	1,169
Rapid7 Inc.
1.25%, 08/01/23 (b) (i) (k)	1,079	1,090
ServiceNow Inc.
0.00%, 06/01/22 (b) (k) (m)	537	749
Splunk Inc.
0.50%, 09/15/23 (b) (i) (k)	802	787
Square Inc.
0.50%, 05/15/23 (b) (i) (k)	1,187	1,240
Synaptics Inc.
0.50%, 06/15/22 (b) (k)	459	400
Vishay Intertechnology Inc.
2.25%, 06/15/25 (b) (i) (k)	1,304	1,164
Western Digital Corp.
1.50%, 02/01/24 (b) (i) (k)	965	782
		32,993
Materials 1.3%
Anglo American Capital Plc
3.63%, 09/11/24 (i)	200	189
Baffinland Iron Mines Corp.
8.75%, 07/15/26 (i)	1,134	1,016
BHP Billiton Finance USA Ltd.
6.75%, 10/19/75 (i) (n)	200	207
Cemex SAB de CV
3.72%, 03/15/20 (k)	2,901	2,836
Cleveland-Cliffs Inc.
1.50%, 01/15/25 (k)	1,129	1,252
Eldorado International Finance GmbH
8.63%, 06/16/21 (i)	1,108	1,150
Endeavour Mining Corp.
3.00%, 02/15/23 (i) (k)	422	404
	Shares/Par[1]	Value ($)
First Majestic Silver Corp.
1.88%, 03/01/23 (i) (k)	907	835
Freeport-McMoRan Inc.
4.55%, 11/14/24	10	9
KME AG
6.75%, 02/01/23, EUR	490	481
Mitsubishi Chemical Holdings Corp.
0.00%, 03/30/22, JPY (k) (m)	40,000	367
Momentive Performance Materials Inc.
3.88%, 10/24/21	3,173	3,374
4.69%, 04/24/22	590	646
SSR Mining Inc.
2.88%, 02/01/33 (b) (k)	1,238	1,235
Yamana Gold Inc.
4.63%, 12/15/27	100	92
		14,093
Real Estate 0.6%
Colony NorthStar Inc.
3.88%, 01/15/21 (k)	1,049	992
Forestar Group Inc.
3.75%, 03/01/20 (k)	748	726
Starwood Waypoint Residential Trust
3.00%, 07/01/19 (b) (k)	2,923	3,246
WeWork Cos. Inc.
7.88%, 05/01/25	1,196	1,061
		6,025
Utilities 0.3%
Chugoku Electric Power Co. Inc.
0.00%, 01/24/20, JPY (k) (m)	40,000	386
Enel Finance International SA
6.00%, 10/07/39 (i)	150	150
FirstEnergy Corp.
3.90%, 07/15/27	320	310
7.38%, 11/15/31	460	583
Kyushu Electric Power Co. Inc.
0.00%, 03/31/20, JPY (k) (m)	70,000	662
NRG Energy Inc.
2.75%, 06/01/48 (i) (k)	1,227	1,312
		3,403
Total Corporate Bonds And Notes (cost $215,381)		204,555
SENIOR LOAN INTERESTS 6.2%
Communication Services 0.6%
CenturyLink Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 01/15/25 (n)	69	64
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/15/25 (n)	1,687	1,571
CSC Holdings LLC
Incremental Term Loan, 4.75%, (3M LIBOR + 2.25%), 01/31/26 (n)	1,740	1,644
GTT Communications Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 04/27/25 (n)	298	280
Intelsat Jackson Holdings SA
Term Loan B-3, 6.26%, (3M LIBOR + 3.75%), 11/27/23 (n)	164	158
Securus Technologies Holdings Inc.
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 06/20/24 (n)	164	157
Telesat Canada
Term Loan B-4, 0.00%, (3M LIBOR + 2.50%), 11/17/23 (n) (r)	210	198
Term Loan B-4, 4.89%, (3M LIBOR + 2.50%), 11/17/23 (n)	1,389	1,312
Tribune Media Co.
Term Loan C, 0.00%, (3M LIBOR + 3.00%), 01/20/24 (n) (r)	1,449	1,419
		6,803
Consumer Discretionary 1.4%
1011778 B.C. Unltd. Liability Co.
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/15/24 (n)	1,221	1,161

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

174

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
ARAMARK Services Inc.
Term Loan, 4.09%, (3M LIBOR + 1.75%), 03/01/25 (n)	28	27
Caesars Resort Collection LLC
1st Lien Term Loan B, 0.00%, (3M LIBOR + 2.75%), 12/23/24 (n) (r)	460	441
1st Lien Term Loan B, 5.09%, (3M LIBOR + 2.75%), 12/23/24 (n)	1,233	1,182
Charter Communications Operating LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (n) (r)	200	191
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/30/25 (n)	1,513	1,447
ESH Hospitality Inc.
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 08/30/23 (n) (r)	625	599
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 08/30/23 (n)	936	897
Golden Nugget Inc.
Incremental Term Loan B, 5.19%, (3M LIBOR + 2.75%), 09/07/23 (n)	14	13
Incremental Term Loan B, 5.28%, (3M LIBOR + 2.75%), 10/04/23 (n)	17	17
Hayward Industries Inc.
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 08/04/24 (n)	284	272
Hilton Worldwide Finance LLC
Term Loan B-2, 4.26%, (3M LIBOR + 1.75%), 10/25/23 (n)	71	68
Inspired Finco Holdings
Term Loan, 0.00%, (3M EURIBOR + 3.50%), 11/14/25, EUR (n) (r)	700	797
LTF Merger Sub Inc.
Term Loan B, 5.46%, (3M LIBOR + 2.75%), 06/22/22 (n)	1,879	1,805
MGM Growth Properies Operating Partnership LP
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/20/23 (n) (r)	580	554
Michaels Stores Inc.
Term Loan B, 4.84%, (3M LIBOR + 2.50%), 01/01/23 (n)	23	23
Term Loan B, 4.97%, (3M LIBOR + 2.50%), 01/01/23 (n)	9	8
Term Loan B, 5.01%, (3M LIBOR + 2.50%), 01/01/23 (n)	2	1
Numericable Group SA
Term Loan B-12, 6.14%, (3M LIBOR + 3.69%), 01/31/26 (n)	89	83
Scientific Games International Inc.
Term Loan B-5, 5.09%, (3M LIBOR + 2.75%), 08/14/24 (n)	382	357
Term Loan B-5, 5.24%, (3M LIBOR + 2.75%), 08/14/24 (n)	1,595	1,492
Socotec SA
Term Loan, 3.25%, (3M EURIBOR + 3.50%), 07/20/24, EUR (n)	280	318
Tenneco Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 10/01/25 (n)	300	281
Univision Communications Inc.
Term Loan C-5, 5.09%, (3M LIBOR + 2.75%), 03/15/24 (n)	178	160
Verisure Holding AB
Term Loan, 3.50%, (3M EURIBOR + 3.50%), 10/21/22, EUR (n)	1,600	1,809
WMG Acquisition Corp.
Term Loan F, 0.00%, (3M LIBOR + 2.13%), 11/01/23 (n) (r)	1,250	1,201
		15,204
Consumer Staples 0.3%
Energizer Holdings Inc.
Term Loan, 0.00%, (3M LIBOR + 2.25%), 06/19/25 (n) (r)	1,682	1,621
Post Holdings Inc.
Incremental Term Loan, 0.00%, (3M LIBOR + 2.00%), 05/24/24 (n) (r)	427	411
	Shares/Par[1]	Value ($)
Incremental Term Loan, 4.51%, (3M LIBOR + 2.00%), 05/24/24 (n)	1,217	1,170
		3,202
Energy 0.4%
California Resources Corp.
1st Lien Term Loan, 7.26%, (3M LIBOR + 4.75%), 11/08/22 (n)	1,908	1,844
Fieldwood Energy LLC
Term Loan, 9.59%, (1M LIBOR + 7.25%), 04/11/23 (d) (n)	2,270	1,973
PowerTeam Services LLC
1st Lien Term Loan, 6.06%, (3M LIBOR + 3.25%), 02/28/25 (n)	292	282
		4,099
Financials 1.3%
Acrisure LLC
Term Loan B, 6.77%, (3M LIBOR + 4.25%), 11/22/23 (n)	180	174
AL Alpine AT BidCo GmbH
Term Loan, 3.50%, (3M EURIBOR + 3.50%), 10/03/25, EUR (n)	610	686
AlixPartners LLP
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 03/28/24 (n)	209	200
Altice France SA
Term Loan B-13, 6.46%, (3M LIBOR + 4.00%), 07/13/26 (n)	1,140	1,074
Asurion LLC
Term Loan B-7, 5.52%, (3M LIBOR + 3.00%), 11/15/24 (n)	298	285
Capri Finance LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 10/04/24 (n)	182	172
CCP Lux Holding
Term Loan, 0.00%, (3M EURIBOR + 7.75%), 07/10/25, EUR (n) (r)	1,500	1,686
Eircom Finco SARL
Term Loan, 3.25%, (3M EURIBOR + 3.25%), 05/31/22, EUR (n)	2,260	2,555
ION Trading Technologies SARL
Incremental Term Loan B, 6.52%, (1M LIBOR + 4.00%), 11/21/24 (j) (n)	180	170
Level 3 Financing Inc.
Term Loan B, 4.75%, (3M LIBOR + 2.25%), 02/16/24 (n)	2,046	1,939
Pacific BC Bidco
Term Loan, 0.00%, (3M EURIBOR + 4.50%), 01/08/24, EUR (n) (r)	2,460	2,797
Solera LLC
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 03/03/23 (n)	181	170
TKC Holdings Inc.
1st Lien Term Loan, 6.28%, (3M LIBOR + 3.75%), 02/08/23 (n)	298	283
Zephyrus Capital Aviation Partners LLC
Term Loan, 4.61%, 10/15/38 (j)	1,462	1,455
		13,646
Health Care 0.8%
Change Healthcare Holdings Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 - 02/03/24 (n)	296	279
CHG Healthcare Services Inc.
1st Lien Term Loan B, 5.52%, (3M LIBOR + 3.00%), 06/07/23 (n)	95	91
1st Lien Term Loan B, 5.53%, (3M LIBOR + 3.00%), 06/07/23 (n)	170	163
Concentra Inc.
1st Lien Term Loan, 5.13%, (3M LIBOR + 2.75%), 06/01/22 (n)	150	143
Envision Healthcare Corp.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/27/25 (n)	189	176
Genesis Care
Term Loan, 3.50%, (3M EURIBOR + 3.50%), 10/17/25, EUR (n)	720	819

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

175

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Jaguar Holding Co. II
Term Loan, 4.84%, (3M LIBOR + 2.50%), 08/18/22 (n)	312	296
Ramsay Health Care
Term Loan, 0.00%, 12/31/49, EUR (j) (n) (r)	1,410	1,615
RegionalCare Hospital Partners Holdings Inc.
Term Loan B, 7.13%, (3M LIBOR + 4.50%), 11/09/25 (n)	1,136	1,075
SAM Bidco SAS
Term Loan, 3.00%, (1M LIBOR + 3.00%), 09/22/24 (j) (n)	430	423
Term Loan, 8.50%, (3M EURIBOR + 7.75%), 09/22/25, EUR (j) (n)	480	539
Unilabs Holding AB
Term Loan, 2.75%, (3M EURIBOR + 2.75%), 03/21/24, EUR (n)	510	566
Valeant Pharmaceuticals International Inc.
Term Loan B, 5.38%, (3M LIBOR + 3.00%), 05/19/25 (n)	2,175	2,073
Verscend Holding Corp.
Term Loan B, 7.02%, (3M LIBOR + 4.50%), 08/08/25 (n)	45	43
		8,301
Industrials 0.3%
Avolon LLC
Term Loan B-3, 0.00%, (3M LIBOR + 2.00%), 01/15/25 (n) (r)	1,600	1,535
Term Loan B-3, 4.47%, (3M LIBOR + 2.00%), 01/15/25 (n)	119	114
DAE Aviation Holdings Inc.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 06/25/22 (n)	298	294
Filtration Group Corp.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 03/27/25 (n)	298	287
Gates Global LLC
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 04/01/24 (n)	298	283
Milacron LLC
Term Loan B, 4.84%, (3M LIBOR + 2.50%), 09/23/23 (n)	243	227
PODS LLC
1st Lien Term Loan, 0.00%, (3M LIBOR + 2.75%), 11/21/24 (n) (r)	100	96
1st Lien Term Loan, 5.18%, (3M LIBOR + 2.75%), 11/21/24 (n)	81	78
Prime Security Services Borrower LLC
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 05/02/22 (n)	168	159
TransDigm Inc.
Term Loan F, 5.02%, (1M LIBOR + 2.50%), 06/09/23 (n)	298	281
XPO Logistics Inc.
Term Loan B, 4.51%, (3M LIBOR + 2.00%), 02/23/25 (n)	109	103
		3,457
Information Technology 0.4%
Almonde Inc.
1st Lien Term Loan, 6.30%, (3M LIBOR + 3.50%), 04/26/24 (n)	299	278
BMC Software Finance Inc.
Term Loan B, 7.05%, (3M LIBOR + 4.25%), 06/30/25 (n)	164	158
Colorado Buyer Inc.
Term Loan B, 5.38%, (1M LIBOR + 3.00%), 03/15/24 (n)	163	156
Dell International LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 09/07/23 (n) (r)	1,250	1,199
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 09/07/23 (n)	89	85
First Data Corp.
Term Loan, 0.00%, (1M LIBOR + 2.00%), 07/08/22 (n) (r)	900	863
Term Loan, 4.50%, (1M LIBOR + 2.00%), 07/08/22 - 04/26/24 (n)	818	784
	Shares/Par[1]	Value ($)
Flexential Intermediate Corp.
1st Lien Term Loan, 6.31%, (3M LIBOR + 3.50%), 07/24/24 (n)	298	271
Informatica LLC
Term Loan, 5.59%, (3M LIBOR + 3.25%), 08/06/22 (n)	178	172
Plantronics Inc.
Term Loan B, 5.02%, (3M LIBOR + 2.50%), 06/01/25 (n)	180	173
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (n)	100	95
Vertafore Inc.
1st Lien Term Loan, 6.05%, (3M LIBOR + 3.25%), 06/04/25 (n)	182	173
Web.com Group Inc.
Term Loan B, 6.17%, (3M LIBOR + 3.75%), 09/17/25 (n)	285	274
		4,681
Materials 0.4%
American Builders & Contractors Supply Co. Inc.
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 10/31/23 (n)	158	150
Berry Global Inc.
Term Loan Q, 4.39%, (3M LIBOR + 2.00%), 10/01/22 (n)	87	85
Term Loan, 4.39%, (3M LIBOR + 2.00%), 01/19/24 (n)	44	43
BOYD Corp.
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 08/15/25 (n)	299	281
Nordic Packaging and Container Holdings Oy
Term Loan, 5.00%, (3M EURIBOR + 5.00%), 11/16/23, EUR (n)	1,933	2,176
PQ Corp.
Term Loan B, 5.03%, (3M LIBOR + 2.50%), 02/08/25 (n)	138	130
Quikrete Holdings Inc.
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 11/03/23 (n)	53	50
Reynolds Group Holdings Inc.
Term Loan, 5.09%, (3M LIBOR + 2.75%), 02/05/23 (n)	67	64
Starfruit Finco BV
Term Loan B, 5.60%, (3M LIBOR + 3.25%), 09/20/25 (n)	115	110
Vertellus Holdings LLC
Term Loan, 11.42%, (3M LIBOR + 9.00%), 01/31/19 (d) (n)	393	393
Term Loan, 14.42%, (3M LIBOR + 12.00%), 10/31/21 (d) (j) (n)	235	232
		3,714
Real Estate 0.1%
MGM Growth Properies Operating Partnership LP
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 04/20/23 (n)	1,130	1,079
Utilities 0.2%
Vistra Energy Corp.
1st Lien Term Loan B-3, 4.34%, (3M LIBOR + 2.00%), 12/11/25 (n)	600	576
1st Lien Term Loan B-3, 4.46%, (3M LIBOR + 2.00%), 12/11/25 (n)	1,668	1,601
		2,177
Total Senior Loan Interests (cost $68,496)		66,363
GOVERNMENT AND AGENCY OBLIGATIONS 8.8%
Collateralized Mortgage Obligations 2.3%
Federal Home Loan Mortgage Corp.
Series 2017-M2-DNA1, REMIC, 5.76%, (1M USD LIBOR + 3.25%), 02/25/28 (n)	390	410
Series 2017-B1-DNA2, REMIC, 7.66%, (1M USD LIBOR + 5.15%), 10/25/29 (n)	680	751
Series SW-4170, REMIC, 1.59%, (4.05% - (1M USD LIBOR * 1)), 01/15/33 (n)	2,419	2,155
Series MS-4096, REMIC, 1.23%, (2.57% - (1M USD LIBOR * 0.57)), 08/15/42 (n)	1,229	908

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

176

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Series SJ-4141, REMIC, 1.28%, (4.80% - (1M USD LIBOR * 1.5)), 12/15/42 (n)	1,298	957
Series ST-4666, REMIC, 2.89%, (7.00% - (1M USD LIBOR * 1.75)), 12/15/42 (n)	1,680	1,404
Federal National Mortgage Association
Series 2015-HZ-23, 3.00%, 04/25/45	280	258
Series 2017-1M2-C07, REMIC, 4.91%, (1M USD LIBOR + 2.40%), 05/28/30 (i) (n)	380	383
Series 2012-GS-125, REMIC, 1.29%, (2.63% - (1M USD LIBOR * 0.57)), 11/25/42 (n)	3,677	2,685
Series 2012-US-137, REMIC, 2.58%, (5.40% - (1M USD LIBOR * 1.2)), 12/25/42 (n)	4,332	3,519
Series 2013-CS-15, REMIC, 2.64%, (5.46% - (1M USD LIBOR * 1.2)), 03/25/43 (n)	447	358
Series 2013-NS-26, REMIC, 2.58%, (5.40% - (1M USD LIBOR * 1.2)), 04/25/43 (n)	1,428	1,110
Series 2013-CS-59, REMIC, 1.65%, (4.00% - (1M USD LIBOR * 1)), 06/25/43 (n)	3,153	2,292
Interest Only, Series 2018-SA-54, REMIC, 3.74%, (6.25% - (1M USD LIBOR * 1)), 08/25/48 (n)	7,378	1,046
Government National Mortgage Association
Interest Only, Series 2018-SA-111, 2.08%, (4.55% - (1M USD LIBOR * 1)), 08/20/48 (n)	14,279	1,001
Interest Only, Series 2013-SA-195, REMIC, 0.60%, 01/20/42 (n)	15,073	529
Series 2016-UZ-163, REMIC, 3.00%, 11/20/46	2,911	2,534
Interest Only, Series 2018-SD-91, REMIC, 3.73%, (6.20% - (1M USD LIBOR * 1)), 07/20/48 (n)	7,901	1,023
Interest Only, Series 2018-SH-105, REMIC, 3.78%, (6.25% - (1M USD LIBOR * 1)), 08/20/48 (n)	6,947	912
Interest Only, Series 2018-SK-124, REMIC, 3.73%, (6.20% - (1M USD LIBOR * 1)), 09/20/48 (n)	7,467	1,003
		25,238
Mortgage-Backed Securities 0.6%
Federal Home Loan Mortgage Corp.
REMIC, 1.23%, (2.63% - (1M USD LIBOR * 0.57)), 10/15/42 (n)	939	706
Federal National Mortgage Association
3.26%, 01/01/28	1,500	1,494
3.40%, 03/01/30	1,500	1,483
3.43%, 04/01/30	1,500	1,491
3.24%, 01/01/33	1,241	1,200
		6,374
Municipal 0.3%
City of Detroit
4.00%, 04/01/44	60	52
Commonwealth of Puerto Rico
0.00%, 07/01/35 (a) (s)	985	529
Puerto Rico Commonwealth Aqueduct & Sewer Authority
0.00%, 07/01/21 - 07/01/47 (a) (s)	1,623	1,502
Puerto Rico Public Buildings Authority
0.00%, 07/01/42 (a) (s)	490	263
Puerto Rico Sales Tax Financing Corp.
0.00%, 08/01/19 - 08/01/57 (a) (s)	1,210	574
State of Illinois
5.10%, 06/01/33	250	238
		3,158
Sovereign 3.0%
Abu Dhabi Government International Bond
2.50%, 10/11/22 (i)	790	768
4.13%, 10/11/47 (i)	360	347
Argentina Bonos del Tesoro
18.20%, 10/03/21, ARS	5,070	102
16.00%, 10/17/23, ARS	8,260	181
15.50%, 10/17/26, ARS	3,190	63
Argentina POM Politica Monetaria
65.51%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (n)	12,810	371
Argentina Republic Government International Bond
5.63%, 01/26/22	360	304
7.50%, 04/22/26	220	177
	Shares/Par[1]	Value ($)
6.88%, 01/26/27	70	53
5.88%, 01/11/28	440	314
8.28%, 12/31/33	308	238
7.63%, 04/22/46	150	109
7.13%, 06/28/17	470	336
Australia Government Bond
3.00%, 03/21/47, AUD	610	445
Brazil Government International Bond
4.25%, 01/07/25	210	206
5.00%, 01/27/45	1,850	1,614
Brazil Notas do Tesouro Nacional
10.00%, 01/01/21 - 01/01/27, BRL	9,258	2,499
China Government Bond
3.31%, 11/30/25, CNY	2,000	283
Colombia Government International Bond
5.63%, 02/26/44	620	639
Ecuador Government International Bond
10.75%, 03/28/22 (i)	200	202
8.88%, 10/23/27 (i)	360	306
Egypt Government Bond
15.16%, 10/10/22, EGP	7,570	384
Egypt Government International Bond
5.58%, 02/21/23 (i)	280	265
Indonesia Government Bond
7.00%, 05/15/27, IDR	25,596,000	1,662
Indonesia Government International Bond
7.00%, 05/15/22, IDR	1,950,000	132
4.35%, 01/11/48	330	301
Indonesia Treasury Bond
8.38%, 09/15/26 - 03/15/34, IDR	7,049,000	492
International Bank for Reconstruction & Development
8.40%, 10/12/21, IDR	2,900,000	206
Italy Buoni Poliennali Del Tesoro
2.00%, 12/01/25, EUR	980	1,104
Kuwait International Government Bond
3.50%, 03/20/27 (i)	200	199
Mexico Bonos
7.75%, 11/23/34 - 11/13/42, MXN	116,020	5,222
8.00%, 11/07/47, MXN	26,470	1,218
People's Republic of China
3.38%, 11/21/24, CNH	500	71
3.48%, 06/29/27, CNH	4,000	569
4.29%, 05/22/29, CNH	1,000	151
Provincia de Buenos Aires
7.88%, 06/15/27 (i)	310	222
Republic of South Africa
10.50%, 12/21/26, ZAR	15,450	1,171
6.25%, 03/31/36, ZAR	32,930	1,631
Russia Federal Bond
7.40%, 12/07/22, RUB	4,610	65
7.00%, 08/16/23, RUB	52,580	722
7.75%, 09/16/26, RUB	56,145	775
Russia Government Bond
7.00%, 01/25/23, RUB	35,830	495
8.15%, 02/03/27, RUB	137,617	1,939
7.05%, 01/19/28, RUB	76,990	1,008
South Africa Government Bond
7.00%, 02/28/31, ZAR	13,970	799
6.50%, 02/28/41, ZAR	2,590	126
South Africa Government International Bond
4.30%, 10/12/28	670	596
Turkey Government Bond
10.50%, 08/11/27, TRY	2,180	306
Turkey Government International Bond
6.13%, 10/24/28	930	866
		32,254
Treasury Inflation Indexed Securities 0.4%
Argentina Inflation Indexed Bond
4.00%, 03/06/20, ARS (t)	17,600	572
Brazil Inflation Indexed Notas do Tesouro Nacional
6.00%, 08/15/50, BRL (t)	551	519
Japan Government CPI Linked Bond
0.10%, 03/10/24 - 03/10/25, JPY (u)	81,980	768

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

177

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
U.S. Treasury Inflation Indexed Note
0.63%, 04/15/23 (u)	2,902	2,856
		4,715
U.S. Treasury Securities 2.2%
U.S. Treasury Bond
4.38%, 05/15/40	2,140	2,630
4.25%, 11/15/40	670	810
3.38%, 05/15/44 - 11/15/48	4,509	4,814
3.13%, 05/15/48	450	460
3.00%, 08/15/48	2,300	2,297
U.S. Treasury Note
1.38%, 02/28/19	5,000	4,991
2.63%, 12/31/25	5,420	5,434
3.13%, 11/15/28	1,670	1,733
		23,169
Total Government And Agency Obligations (cost $98,140)		94,908
OTHER EQUITY INTERESTS 0.0%
Berry Petroleum Co. Escrow (a) (d) (e) (j) (v)	40	—
MPM Escrow LLC (a) (d) (j) (v)	2,634	—
Terravia Holdings Inc. (a) (f) (v)	1,514	30
T-Mobile USA Inc. Escrow (a) (j) (v)	2,586	—
Total Other Equity Interests (cost $0)		30
INVESTMENT COMPANIES 2.2%
Altaba Inc. (a) (b)	288	16,704
iShares MSCI Emerging Markets ETF	37	1,449
iShares MSCI Japan ETF	16	834
iShares Russell 2000 ETF	37	4,908
SPDR EURO STOXX 50 ETF (b)	11	355
Total Investment Companies (cost $24,284)		24,250
SHORT TERM INVESTMENTS 19.4%
Investment Companies 19.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (w) (x)	208,940	208,940
Treasury Securities 0.1%
Argentina Treasury Bill
39.54%, 03/29/19, ARS (y)	13,131	392
46.52%, 04/29/19, ARS (y)	9,000	276
		668
Total Short Term Investments (cost $209,592)		209,608
Total Investments 105.5% (cost $1,185,674)		1,138,503
Total Securities Sold Short (12.6)% (proceeds $147,837)		(136,272)
Total Purchased Options 0.1% (cost $789)		669
Other Derivative Instruments (0.3)%		(3,606)
Other Assets and Liabilities, Net 7.3%		80,280
Total Net Assets 100.0%		1,079,574

(a)  Non-income producing security.

(b)  All or a portion of the security is pledged or segregated as collateral.

(c)  All or a portion of the security is subject to a written call option.

(d)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)   Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(f)  Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g)   Shares subject to merger appraisal rights.

(h)   All or portion of the security was on loan.

(i)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $150,097 and 13.9%, respectively.

(j)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

Shares/Par[1]	Value ($)

(k)  Convertible security.

(l)  Perpetual security. Next contractual call date presented, if applicable.

(m)   Security issued with a zero coupon. Income is recognized through the accretion of discount.

(n)   Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(o)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(p)  The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(q)   Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(r)   This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(s)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(t)   Treasury inflation indexed note, par amount is not adjusted for inflation.

(u)   Treasury inflation indexed note, par amount is adjusted for inflation.

(v)   Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(w)   Investment in affiliate.

(x)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(y)   The coupon rate represents the yield to maturity.

SECURITIES SOLD SHORT (12.6%)
COMMON STOCKS (11.7%)
Communication Services (0.8%)
Boingo Wireless Inc.	(12)	(240)
Discovery Inc. - Class A	(17)	(412)
iQiyi Inc. - ADS	(26)	(389)
Live Nation Inc.	(3)	(141)
Momo Inc. - ADR	(4)	(87)
NII Capital Corp.	(151)	(664)
Sea Ltd. - ADR	(31)	(352)
Sirius XM Holdings Inc.	(426)	(2,431)
Tencent Holdings Ltd. (a)	(7)	(281)
Twenty-First Century Fox Inc. (b)	(24)	(785)
Twilio Inc. - Class A	(13)	(1,192)
Walt Disney Co.	(6)	(648)
Yandex NV - Class A	(15)	(419)
Zillow Group Inc. - Class C	(5)	(145)
		(8,186)
Consumer Discretionary (4.2%)
Alibaba Group Holding Ltd. - ADS	(90)	(12,268)
AutoZone Inc.	(2)	(1,310)
Best Buy Co. Inc.	(94)	(4,977)
Burlington Stores Inc.	(52)	(8,481)
Chegg Inc.	(33)	(949)
GameStop Corp. - Class A	(300)	(3,788)
Home Depot Inc.	(21)	(3,605)
Huazhu Group Ltd. - ADS	(12)	(348)
MercadoLibre Inc.	(2)	(526)
Oriental Land Co. Ltd.	(22)	(2,258)
Six Flags Entertainment Corp.	(81)	(4,522)
Vail Resorts Inc.	(10)	(2,026)
Wayfair Inc. - Class A	(5)	(460)
		(45,518)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

178

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Energy (0.2%)
Antero Resources Midstream Management LLC	(79)	(881)
Fugro NV - CVA	(36)	(315)
Golar LNG Ltd.	(7)	(156)
Green Plains Renewable Energy Inc.	(36)	(476)
SEACOR Holdings Inc.	(1)	(20)
Teekay Corp.	(31)	(102)
		(1,950)
Financials (0.2%)
Alteryx Inc. - Class A	(14)	(858)
Cowen Inc. - Class A	(28)	(379)
Encore Capital Group Inc.	(23)	(544)
EzCorp Inc. - Class A	(38)	(294)
Hope Bancorp Inc.	(6)	(67)
PRA Group Inc.	(15)	(359)
		(2,501)
Health Care (0.9%)
Alder Biopharmaceuticals Inc.	(35)	(355)
Allscripts-Misys Healthcare Solutions Inc.	(8)	(74)
Amicus Therapeutics Inc.	(197)	(1,888)
Canopy Growth Corp.	(25)	(662)
DexCom Inc.	(5)	(599)
Evolent Health Inc. - Class A	(24)	(481)
Herbalife Nutrition Ltd.	(6)	(357)
Innoviva Inc.	(30)	(526)
Insulet Corp.	(3)	(256)
Ionis Pharmaceuticals Inc.	(5)	(272)
Karyopharm Therapeutics Inc.	(35)	(328)
Medicines Co.	(30)	(581)
Neurocrine Biosciences Inc.	(12)	(854)
Nipro Corp.	(18)	(217)
Pacira Pharmaceuticals Inc.	(8)	(338)
PDL BioPharma Inc.	(174)	(503)
Radius Health Inc.	(14)	(237)
Retrophin Inc.	(11)	(254)
Takeda Pharmaceutical Co. Ltd. - ADR	(1)	(9)
Takeda Pharmaceutical Co. Ltd.	(9)	(291)
Tilray Inc.	(5)	(361)
Wright Medical Group NV	(9)	(247)
		(9,690)
Industrials (0.9%)
American Airlines Group Inc.	(75)	(2,422)
Atlas Air Worldwide Holdings Inc.	(5)	(205)
Delta Air Lines Inc.	(70)	(3,474)
Harris Corp.	(16)	(2,089)
HC2 Holdings Inc.	(19)	(50)
KBR Inc.	(20)	(301)
Mirait Holdings Corp.	(22)	(324)
Patrick Industries Inc.	(3)	(97)
Team Inc.	(26)	(381)
WW Grainger Inc.	—	(138)
		(9,481)
Information Technology (3.0%)
Advanced Micro Devices Inc.	(100)	(1,853)
Akamai Technologies Inc.	(3)	(157)
Apple Inc.	(21)	(3,267)
Atlassian Corp. Plc - Class A	(11)	(971)
Avaya Holdings Corp.	(13)	(190)
Benefitfocus Inc.	(7)	(306)
CalAmp Corp.	(9)	(118)
Carbonite Inc.	(23)	(571)
Cree Inc.	(6)	(270)
Electronics for Imaging Inc.	(10)	(256)
Five9 Inc.	(14)	(628)
GDS Holdings Ltd. - ADR	(13)	(301)
Infinera Corp.	(53)	(213)
Inphi Corp.	(4)	(115)
KLA-Tencor Corp.	(11)	(995)
Knowles Corp.	(27)	(363)
Microchip Technology Inc.	(17)	(1,219)
Micron Technology Inc.	(108)	(3,417)
MINDBODY Inc. - Class A	(6)	(225)
MongoDB Inc. - Class A	(10)	(863)
	Shares/Par[1]	Value ($)
NetApp Inc.	(78)	(4,654)
Nutanix Inc. - Class A	(7)	(275)
Nvidia Corp.	(24)	(3,220)
Okta Inc. - Class A	(19)	(1,219)
ON Semiconductor Corp.	(18)	(291)
OSI Systems Inc.	(3)	(203)
Palo Alto Networks Inc.	(2)	(467)
Perficient Inc.	(12)	(278)
PROS Holdings Inc.	(7)	(224)
Rapid7 Inc.	(15)	(470)
Seagate Technology	(95)	(3,665)
ServiceNow Inc.	(3)	(551)
Splunk Inc.	(2)	(259)
Square Inc. - Class A	(10)	(553)
Synaptics Inc.	(3)	(98)
Vishay Intertechnology Inc.	(8)	(143)
		(32,868)
Materials (0.5%)
Barrick Gold Corp.	(284)	(3,850)
Cemex SAB de CV - ADR	(15)	(73)
Cleveland-Cliffs Inc.	(109)	(839)
Endeavour Mining Corp.	(10)	(164)
First Majestic Silver Corp.	(61)	(357)
Mitsubishi Chemical Holdings Corp.	(9)	(67)
		(5,350)
Real Estate (0.3%)
Brookfield Property Partners LP	(25)	(408)
Invitation Homes Inc.	(128)	(2,576)
Pennsylvania REIT	(4)	(24)
Redwood Trust Inc.	(8)	(124)
		(3,132)
Utilities (0.7%)
Chugoku Electric Power Co. Inc.	(12)	(160)
Dominion Energy Inc.	(98)	(7,010)
Kyushu Electric Power Co. Inc.	(19)	(223)
NRG Energy Inc.	(7)	(262)
		(7,655)
Total Common Stocks (proceeds $137,482)		(126,331)
PREFERRED STOCKS (0.0%)
Consumer Discretionary (0.0%)
Volkswagen AG (c)	(3)	(477)
Total Preferred Stocks (proceeds $459)		(477)
INVESTMENT COMPANIES (0.9%)
iShares 7-10 Year Treasury Bond Fund ETF	(26)	(2,688)
SPDR S&P 500 ETF Trust	(18)	(4,621)
SPDR S&P Regional Banking ETF Fund	(38)	(1,766)
Utilities Select Sector SPDR Fund	(7)	(389)
Total Investment Companies (proceeds $9,896)		(9,464)
Total Securities Sold Short (12.6%) (proceeds $147,837)		(136,272)

(a)  Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(b)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c)   Convertible security.

JNL Multi-Manager International Small Cap Fund
COMMON STOCKS 95.8%
Australia 6.0%
Afterpay Touch Group Ltd. (a) (b)	311	2,722
Australian Pharmaceutical Industries Ltd.	2,321	2,251
Beach Energy Ltd.	586	551
Bellamy's Australia Ltd. (a) (b)	266	1,373
Charter Hall Ltd.	72	376

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

179

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
CSR Ltd.	202	398
Downer EDI Ltd.	100	476
FlexiGroup Ltd.	1,292	1,228
Inghams Group Ltd.	131	379
Netwealth Group Ltd.	269	1,429
New Hope Corp. Ltd.	86	207
Nine Entertainment Co. Holdings Ltd.	732	713
Sandfire Resources NL	408	1,917
Whitehaven Coal Ltd.	354	1,069
		15,089
Belgium 0.2%
Agfa-Gevaert NV (a)	107	408
Brazil 1.6%
Azul SA - ADR (a)	70	1,926
Raia Drogasil SA	94	1,383
Transmissora Alianca de Energia Eletrica SA	122	746
		4,055
Canada 5.5%
AGF Holdings Inc. - Class B	496	1,753
Alaris Royalty Corp.	13	167
Artis REIT	52	352
CAE Inc.	142	2,604
Canfor Pulp Products Inc.	142	1,683
Cargojet Inc.	30	1,541
Cominar REIT	45	374
Crescent Point Energy Corp.	75	229
Descartes Systems Group Inc. (a)	64	1,685
Dream Global REIT	8	72
Just Energy Group Inc.	218	720
Kinaxis Inc. (a)	29	1,395
Medical Facilities Corp.	47	519
Transcontinental Inc. - Class A	46	649
		13,743
Chile 0.1%
AES Gener SA	1,054	293
China 2.7%
Agile Property Holdings Ltd.	193	225
China Aoyuan Property Group Ltd.	679	431
China South City Holdings Ltd.	3,220	456
Chlitina Holding Ltd.	86	721
Hangzhou Tigermed Consulting Co. Ltd.	224	1,393
Huaxin Cement Co. Ltd.	1,220	2,081
KWG Property Holding Ltd.	211	185
Lao Feng Xiang Co. Ltd.	169	548
West China Cement Ltd.	5,422	735
		6,775
Denmark 1.9%
GN Store Nord A/S	11	431
Royal Unibrew A/S	37	2,556
Scandinavian Tobacco Group A/S	15	178
SimCorp A/S	23	1,573
		4,738
France 0.2%
Neopost SA	20	557
Germany 5.8%
Delivery Hero AG (a)	51	1,914
Deutsche Bank AG	62	626
Evotec AG (a)	86	1,724
Isra Vision AG	60	1,674
Klockner & Co. SE	135	940
Nemetschek SE	11	1,171
RIB Software SE	99	1,355
Salzgitter AG	12	360
TAG Immobilien AG	61	1,398
Wuestenrot & Wuerttembergische AG	91	1,671
Xing SE	6	1,753
		14,586
Greece 0.4%
Motor Oil Hellas Corinth Refineries SA	45	1,090
Hong Kong 2.3%
Kingdee International Software Group Co. Ltd.	1,868	1,642
	Shares/Par[1]	Value ($)
SmarTone Telecommunications Holding Ltd.	310	343
Vitasoy International Holdings Ltd.	434	1,644
Yuexiu Property Co. Ltd.	11,749	2,161
		5,790
India 1.4%
Granules India Ltd.	447	574
HEG Ltd.	23	1,209
Ipca Laboratories Ltd.	33	377
Karnataka Bank Ltd.	309	496
Power Finance Corp. Ltd.	517	795
		3,451
Indonesia 0.5%
PT Indo Tambangraya Megah Tbk	635	896
PT Tambang Batubara Bukit Asam Tbk	1,512	454
		1,350
Ireland 2.5%
C&C Group Plc (c)	716	2,234
ICON Plc (a)	18	2,332
Keywords Studios Plc	119	1,627
		6,193
Israel 0.2%
Paz Oil Co. Ltd.	3	487
Italy 2.8%
Brembo SpA	177	1,815
Immobiliare Grande Distribuzione SIIQ SpA	183	1,131
Interpump Group SpA	71	2,116
Unipol Gruppo SpA	508	2,055
		7,117
Japan 18.3%
Adastria Co. Ltd.	87	1,463
Asahi Intecc Co. Ltd.	50	2,090
Cosmo Energy Holdings Co. Ltd. (b)	59	1,203
Daiho Corp.	19	602
Edion Corp.	43	425
En-Japan Inc.	73	2,276
F.C.C. Co. Ltd.	1	35
Geo Holdings Corp.	32	485
GMO Payment Gateway Inc. (b)	34	1,433
Green Hospital Supply Inc.	21	776
Harmonic Drive Systems Inc. (b)	63	1,723
Haseko Corp.	225	2,364
Japan Aviation Electronics Industry Ltd.	34	385
Japan Material Co. Ltd.	211	2,051
JVC Kenwood Corp.	475	1,016
Kanamoto Co. Ltd.	12	305
Kyowa Exeo Corp.	16	368
Mercari Inc. (a) (b)	93	1,535
Mixi Inc.	19	408
MonotaRO Co. Ltd.	79	1,953
NET One Systems Co. Ltd.	58	1,017
Nihon M&A Center Inc.	112	2,253
Nippon Carbon Co. Ltd.	9	332
Nishimatsu Construction Co. Ltd.	19	444
Pigeon Corp.	56	2,390
Raksul Inc. (a)	56	1,205
Rakus Co. Ltd.	111	1,718
Rohto Pharmaceutical Co. Ltd.	14	389
Shinko Electric Industries Co. Ltd.	11	73
Showa Corp.	102	1,196
Sojitz Corp.	645	2,230
Sumitomo Forestry Co. Ltd.	34	439
Taiyo Yuden Co. Ltd.	108	1,600
Takasago Thermal Engineering Co. Ltd.	23	374
Toho Holdings Co. Ltd. (b)	18	448
Toshiba Machine Co. Ltd.	25	438
Tosoh Corp.	69	898
Towa Pharmaceutical Co. Ltd.	20	1,424
TS Tech Co. Ltd.	—	14
Unipres Corp.	22	373
United Arrows Ltd.	11	365
Valor Holdings Co. Ltd.	17	420
Yuasa Trading Co. Ltd.	16	471
Yume No Machi Souzou Iinkai Co. Ltd.	84	973

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

180

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
ZOZO Inc.	89	1,627
		46,007
Jersey 0.6%
Sanne Group Plc	222	1,644
Malaysia 0.1%
George Kent (Malaysia) Bhd	1,182	238
Mexico 1.8%
CIBanco SA Institucion de Banca Multiple	2,300	2,072
Concentradora Fibra Danhos SA de CV	840	994
Regional SAB de CV	295	1,358
		4,424
Netherlands 2.7%
ASR Nederland NV	64	2,538
Koninklijke VolkerWessels NV	53	842
Shop Apotheke Europe NV (a)	33	1,447
Takeaway.com NV (a)	31	2,062
		6,889
Norway 3.2%
Austevoll Seafood ASA	46	567
DNO ASA	269	394
Grieg Seafood ASA	161	1,906
Norway Royal Salmon ASA	10	202
Salmar ASA	10	472
SpareBank 1 Nord-Norge	192	1,402
SpareBank 1 SMN	155	1,512
Storebrand ASA	224	1,604
		8,059
Portugal 0.1%
Altri SGPS SA	43	286
Singapore 0.9%
Yanlord Land Group Ltd.	2,552	2,285
South Africa 1.1%
African Rainbow Minerals Ltd.	77	763
Astral Foods Ltd.	46	507
Harmony Gold Mining Co. Ltd. (a)	778	1,423
		2,693
South Korea 4.4%
Cafe24 Corp. (a)	19	1,909
Dentium Co. Ltd.	24	1,225
Duzon Bizon Co. Ltd.	54	2,516
Hyundai Development Co.	25	385
JB Financial Group Co. Ltd.	221	1,132
LF Corp.	25	551
Medy-Tox Inc.	4	1,951
MERITZ Securities Co. Ltd.	196	752
Mirae Asset Life Insurance Co. Ltd.	152	628
		11,049
Spain 0.1%
ENCE Energia y Celulosa SA	59	374
Sweden 9.0%
Avanza Bank Holding AB	65	3,105
Betsson AB	42	345
Bilia AB	141	1,322
Biotage AB	152	1,889
CellaVision AB	59	1,285
G&L Beijer Ref AB	170	2,816
Hemfosa Fastigheter AB	166	1,309
Hexpol AB	41	323
Indutrade AB	84	1,953
Medicover AB (a)	156	1,292
Nobina AB	332	2,252
Nyfosa AB (a)	166	805
Peab AB	172	1,412
SSAB AB	147	416
Svenska Cellulosa AB - Class B	101	790
Vitrolife AB	84	1,393
		22,707
Switzerland 2.2%
Implenia AG	31	1,052
Sunrise Communications AG - Class N	6	518
Tecan Group AG	10	1,875
	Shares/Par[1]	Value ($)
VAT Group AG	24	2,096
		5,541
Taiwan 4.2%
AirTAC International Group	175	1,720
Ardentec Corp.	25	21
Coretronic Corp.	1,651	2,058
Giga-Byte Technology Co. Ltd.	47	62
Radiant Opto-Electronics Corp.	894	2,461
Simplo Technology Co. Ltd.	307	2,083
Sunny Friend Environmental Technology Co. Ltd.	225	1,485
Unimicron Technology Corp.	557	405
Walsin Lihwa Corp.	590	322
		10,617
Thailand 0.6%
Esso Thailand PCL	4,632	1,453
Turkey 0.7%
Is Gayrimenkul Yatirim Ortakligi AS	781	159
Soda Sanayii A/S	501	673
Tekfen Holding AS	249	975
		1,807
United Kingdom 11.2%
Abcam Plc	113	1,575
Accesso Technology Group Plc (a)	86	1,592
ASOS Plc (a)	49	1,421
Bellway Plc	12	398
Capital Shopping Centres Group Plc	328	476
Cineworld Group Plc	174	585
Evraz Plc	401	2,464
FirstGroup Plc (a)	395	421
Frontier Developments Plc (a) (b)	91	927
GB Group Plc	277	1,498
Go-Ahead Group Plc	9	170
Halma Plc	107	1,865
Hikma Pharmaceuticals Plc	64	1,394
JD Sports Fashion Plc	8	34
JD Wetherspoon Plc	3	36
Just Group Plc	245	287
Keller Group Plc	102	641
Kier Group Plc (b)	56	292
Lancashire Holdings Ltd.	2	16
Northgate Plc	500	2,424
Ocado Group Plc (a)	173	1,742
Pendragon Plc	45	13
Petrofac Ltd.	179	1,095
Redrow Plc	67	422
Spirax-Sarco Engineering Plc	27	2,116
Stagecoach Group Plc	275	466
Tate & Lyle Plc	52	440
Team17 Group Plc (a)	497	1,217
Wizz Air Holdings Plc (a)	65	2,317
		28,344
United States of America 0.5%
Elastic NV (a)	18	1,258
Total Common Stocks (cost $293,716)		241,397
PREFERRED STOCKS 0.3%
Brazil 0.3%
Banco do Estado do Rio Grande do Sul SA	122	698
Total Preferred Stocks (cost $479)		698
WARRANTS 0.6%
China 0.6%
Wuhan Raycus Fiber Laser Technologies Co. Ltd. (a) (d)	84	1,676
Total Warrants (cost $2,028)		1,676
SHORT TERM INVESTMENTS 2.7%
Investment Companies 2.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (e) (f)	6,746	6,746
Total Short Term Investments (cost $6,746)		6,746
Total Investments 99.4% (cost $302,969)		250,517
Other Assets and Liabilities, Net 0.6%		1,407
Total Net Assets 100.0%		251,924

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

181

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Shares/Par[1]	Value ($)

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e)   Investment in affiliate.

(f)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL Multi-Manager Mid Cap Fund
COMMON STOCKS 98.2%
Communication Services 2.5%
CBS Corp. - Class B	92	4,004
Cinemark Holdings Inc.	146	5,238
Interpublic Group of Cos. Inc.	158	3,260
John Wiley & Sons Inc. - Class A	113	5,308
Live Nation Inc. (a)	102	5,038
		22,848
Consumer Discretionary 8.7%
Advance Auto Parts Inc.	40	6,298
Aptiv Plc	41	2,524
AutoNation Inc. (a)	134	4,797
BorgWarner Inc.	131	4,537
Carter's Inc.	67	5,430
Carvana Co. - Class A (a) (b)	53	1,724
Darden Restaurants Inc.	38	3,820
Expedia Group Inc.	35	3,909
Foot Locker Inc.	47	2,500
Hasbro Inc.	126	10,233
Ross Stores Inc.	53	4,410
Sally Beauty Holdings Inc. (a)	251	4,280
Service Corp. International	99	3,986
Tractor Supply Co.	97	8,094
Ulta Beauty Inc. (a)	30	7,223
Yum! Brands Inc.	52	4,787
		78,552
Consumer Staples 9.2%
Archer-Daniels-Midland Co.	156	6,402
Brown-Forman Corp. - Class B	88	4,187
Campbell Soup Co. (b)	115	3,810
Casey's General Stores Inc.	38	4,805
Flowers Foods Inc.	385	7,111
Hormel Foods Corp. (b)	262	11,193
Ingredion Inc.	52	4,746
JM Smucker Co.	73	6,872
Kimberly-Clark Corp.	35	3,954
Kroger Co.	145	3,982
McCormick & Co. Inc.	44	6,127
Molson Coors Brewing Co. - Class B	110	6,178
Sysco Corp.	68	4,259
TreeHouse Foods Inc. (a)	121	6,136
US Foods Holding Corp. (a)	119	3,781
		83,543
Energy 2.3%
Apergy Corp. (a)	48	1,311
Cimarex Energy Co.	80	4,904
Core Laboratories NV	34	2,040
Devon Energy Corp.	177	3,995
Newfield Exploration Co. (a)	90	1,327
Parsley Energy Inc. - Class A (a)	164	2,627
PDC Energy Inc. (a)	89	2,645
Pioneer Natural Resources Co.	16	2,065
		20,914
Financials 15.0%
Aflac Inc.	130	5,910
Alleghany Corp.	13	8,400
	Shares/Par[1]	Value ($)
Allstate Corp.	62	5,125
American Financial Group Inc.	42	3,820
Arch Capital Group Ltd. (a)	139	3,706
Arthur J Gallagher & Co.	196	14,412
Commerce Bancshares Inc.	74	4,173
Cullen/Frost Bankers Inc.	58	5,057
E*TRADE Financial Corp.	114	5,009
Everest Re Group Ltd.	53	11,432
Fidelity National Financial Inc.	143	4,499
First Republic Bank	48	4,197
Hartford Financial Services Group Inc.	59	2,614
Lazard Ltd. - Class A	90	3,340
Markel Corp. (a)	5	5,344
Morningstar Inc.	18	1,922
Northern Trust Corp.	102	8,568
Progressive Corp.	78	4,736
Prosperity Bancshares Inc.	150	9,356
SunTrust Banks Inc.	137	6,928
SVB Financial Group (a)	15	2,849
Travelers Cos. Inc.	40	4,832
Western Alliance Bancorp (a)	77	3,033
WR Berkley Corp.	81	5,969
		135,231
Health Care 13.4%
Alexion Pharmaceuticals Inc. (a)	33	3,252
AmerisourceBergen Corp.	114	8,500
BioMarin Pharmaceutical Inc. (a)	53	4,470
Bio-Rad Laboratories Inc. - Class A (a)	13	2,972
Bio-Techne Corp.	44	6,295
Cantel Medical Corp.	30	2,233
Catalent Inc. (a)	143	4,474
Cooper Cos. Inc.	24	6,108
Dentsply Sirona Inc.	171	6,382
Edwards Lifesciences Corp. (a)	42	6,357
Henry Schein Inc. (a)	37	2,866
Hologic Inc. (a)	37	1,502
ICON Plc (a)	24	3,062
Integra LifeSciences Holdings Corp. (a)	187	8,434
Laboratory Corp. of America Holdings (a)	43	5,433
Masimo Corp. (a)	29	3,114
Medidata Solutions Inc. (a)	75	5,090
NuVasive Inc. (a)	80	3,965
Premier Inc. - Class A (a)	99	3,690
Quest Diagnostics Inc.	63	5,254
Steris Plc	29	3,125
Syneos Health Inc. - Class A (a)	56	2,215
Varian Medical Systems Inc. (a)	27	3,059
Veeva Systems Inc. - Class A (a)	69	6,208
Waters Corp. (a)	51	9,621
West Pharmaceutical Services Inc.	34	3,333
		121,014
Industrials 15.2%
AGCO Corp.	96	5,330
Air Lease Corp. - Class A	86	2,592
Alaska Air Group Inc.	66	3,986
AMETEK Inc.	145	9,810
Fortive Corp.	114	7,713
Gates Industrial Corp. Plc (a) (b)	340	4,502
Harris Corp.	29	3,945
Hubbell Inc.	26	2,612
IDEX Corp.	48	5,997
Ingersoll-Rand Plc	84	7,619
L3 Technologies Inc.	13	2,258
Landstar System Inc.	50	4,793
Masonite International Corp. (a)	42	1,860
Nordson Corp.	78	9,369
Old Dominion Freight Line Inc.	19	2,322
Owens Corning Inc.	73	3,220
Parker Hannifin Corp.	39	5,789
Quanta Services Inc. (a)	167	5,038
Republic Services Inc.	60	4,335
Ritchie Bros. Auctioneers Inc.	213	6,969
Rockwell Automation Inc.	64	9,676
Stericycle Inc. (a)	91	3,357

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

182

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Teledyne Technologies Inc. (a)	16	3,251
Textron Inc.	121	5,575
Verisk Analytics Inc. (a)	70	7,633
WABCO Holdings Inc. (a)	34	3,639
Waste Connections Inc.	29	2,153
Xylem Inc.	35	2,316
		137,659
Information Technology 19.2%
Akamai Technologies Inc. (a)	36	2,199
Alliance Data Systems Corp.	18	2,701
Amdocs Ltd.	69	4,054
Ansys Inc. (a)	25	3,502
Aspen Technology Inc. (a)	52	4,232
Autodesk Inc. (a)	29	3,665
Black Knight Inc. (a)	92	4,154
Blackbaud Inc.	73	4,623
Box Inc. - Class A (a)	125	2,110
CDW Corp.	60	4,847
Coherent Inc. (a)	26	2,788
DXC Technology Co.	65	3,441
Fidelity National Information Services Inc.	56	5,737
Flex Ltd. (a)	451	3,430
Guidewire Software Inc. (a)	59	4,693
Hewlett Packard Enterprise Co.	267	3,527
IPG Photonics Corp. (a)	18	2,073
Keysight Technologies Inc. (a)	55	3,390
Lam Research Corp.	15	2,043
Leidos Holdings Inc.	74	3,907
LogMeIn Inc.	46	3,711
MAXIMUS Inc.	79	5,112
Motorola Solutions Inc.	41	4,698
New Relic Inc. (a)	37	2,996
Nuance Communications Inc. (a)	343	4,542
Nutanix Inc. - Class A (a)	145	6,051
Okta Inc. - Class A (a)	84	5,359
Palo Alto Networks Inc. (a)	70	13,072
Pure Storage Inc. - Class A (a)	233	3,747
Red Hat Inc. (a)	59	10,275
ServiceNow Inc. (a)	12	2,137
Splunk Inc. (a)	136	14,291
Synopsys Inc. (a)	84	7,034
Tableau Software Inc. - Class A (a)	30	3,540
Workday Inc. - Class A (a)	66	10,539
Xilinx Inc.	61	5,195
		173,415
Materials 5.2%
AptarGroup Inc.	126	11,888
Ardagh Group SA - Class A	121	1,346
Berry Global Group Inc. (a)	89	4,240
Eastman Chemical Co.	89	6,498
International Flavors & Fragrances Inc.	52	6,915
Packaging Corp. of America	43	3,610
Reliance Steel & Aluminum Co.	110	7,805
Valvoline Inc.	244	4,721
		47,023
Real Estate 4.7%
Alexandria Real Estate Equities Inc.	42	4,829
Healthcare Trust of America Inc. - Class A	222	5,624
Jones Lang LaSalle Inc.	23	2,937
Lamar Advertising Co. - Class A	82	5,664
Liberty Property Trust	71	2,982
National Retail Properties Inc.	164	7,956
Public Storage	20	4,144
Starwood Property Trust Inc.	253	4,989
Vornado Realty Trust	57	3,554
		42,679
Utilities 2.8%
Alliant Energy Corp.	95	4,031
Ameren Corp.	65	4,266
DTE Energy Co.	67	7,338
Eversource Energy	68	4,429
	Shares/Par[1]	Value ($)
Xcel Energy Inc.	96	4,741
		24,805
Total Common Stocks (cost $881,060)		887,683
SHORT TERM INVESTMENTS 2.3%
Investment Companies 2.0%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	18,510	18,510
Securities Lending Collateral 0.3%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	2,553	2,553
Total Short Term Investments (cost $21,063)		21,063
Total Investments 100.5% (cost $902,123)		908,746
Other Assets and Liabilities, Net (0.5)%		(4,673)
Total Net Assets 100.0%		904,073

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL Multi-Manager Small Cap Growth Fund
COMMON STOCKS 98.3%
Communication Services 3.7%
Boingo Wireless Inc. (a)	423	8,712
Cargurus Inc. - Class A (a)	46	1,554
Cogent Communications Group Inc.	14	651
eGain Corp. (a)	48	313
Gannett Co. Inc.	71	602
GoDaddy Inc. - Class A (a)	124	8,128
IAC/InterActiveCorp. (a)	48	8,718
Liberty TripAdvisor Holdings Inc. - Class A (a)	28	450
QuinStreet Inc. (a)	97	1,582
Rightmove Plc	2,862	15,801
Take-Two Interactive Software Inc. (a)	64	6,566
TechTarget Inc. (a)	250	3,048
Trade Desk Inc. - Class A (a)	27	3,108
Tribune Publishing Co. (a)	54	615
Vonage Holdings Corp. (a)	64	560
World Wrestling Entertainment Inc. - Class A	37	2,762
Yelp Inc. - Class A (a)	107	3,733
		66,903
Consumer Discretionary 12.1%
American Eagle Outfitters Inc.	86	1,660
Asbury Automotive Group Inc. (a)	59	3,945
At Home Group Inc. (a) (b)	327	6,106
BJ's Restaurants Inc.	53	2,674
Bloomin' Brands Inc.	81	1,441
Boot Barn Holdings Inc. (a)	41	705
Bright Horizons Family Solutions Inc. (a)	62	6,859
Brinker International Inc. (b)	51	2,238
Brunswick Corp.	106	4,906
Callaway Golf Co.	80	1,221
Chegg Inc. (a)	172	4,894
Churchill Downs Inc.	6	1,551
Chuy's Holdings Inc. (a)	135	2,397
Crocs Inc. (a)	39	1,013
Dave & Buster's Entertainment Inc.	113	5,033
Dine Brands Global Inc.	92	6,166
Domino's Pizza Inc.	23	5,800
Eldorado Resorts Inc. (a)	150	5,434
Etsy Inc. (a)	365	17,338
Five Below Inc. (a)	15	1,557
Fossil Group Inc. (a) (b)	19	294
Fox Factory Holding Corp. (a)	371	21,844
Funko Inc. - Class A (a) (b)	10	129
Grand Canyon Education Inc. (a)	115	11,000
Hasbro Inc.	53	4,312
Hilton Grand Vacations Inc. (a)	153	4,047
Johnson Outdoors Inc. - Class A	3	198
Laureate Education Inc. - Class A (a)	42	633
Liberty Expedia Holdings Inc. - Class A (a)	4	159
Liquidity Services Inc. (a)	122	753

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

183

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Malibu Boats Inc. - Class A (a)	31	1,086
Marine Products Corp.	23	391
MasterCraft Boat Holdings Inc. (a)	32	599
Modine Manufacturing Co. (a)	515	5,563
Monro Inc.	77	5,281
National Vision Holdings Inc. (a)	129	3,622
Noodles & Co. - Class A (a)	44	305
Ollie's Bargain Outlet Holdings Inc. (a)	178	11,782
PetMed Express Inc. (b)	21	500
Planet Fitness Inc. - Class A (a) (b)	136	7,275
Red Rock Resorts Inc. - Class A	141	2,857
RH (a) (b)	8	1,018
RTW Retailwinds Inc. (a)	46	131
Sally Beauty Holdings Inc. (a)	27	459
Skyline Corp.	15	215
Sportsman's Warehouse Holdings Inc. (a) (b)	53	231
Steven Madden Ltd.	156	4,722
Stoneridge Inc. (a)	11	272
Strategic Education Inc.	196	22,184
Tenneco Inc.	25	678
Vail Resorts Inc.	44	9,216
Weight Watchers International Inc. (a)	234	9,047
Wingstop Inc.	93	5,947
Wolverine World Wide Inc.	48	1,522
Zagg Inc. (a)	4	43
		221,253
Consumer Staples 3.0%
Boston Beer Co. Inc. - Class A (a)	5	1,134
Calavo Growers Inc. (b)	16	1,189
Chefs' Warehouse Inc. (a)	389	12,445
Freshpet Inc. (a) (b)	123	3,960
Medifast Inc.	14	1,719
Nomad Holdings Ltd. (a)	417	6,966
Performance Food Group Co. (a)	97	3,140
PriceSmart Inc. (b)	74	4,375
Simply Good Foods Co. (a)	445	8,416
Sprouts Farmers Market Inc. (a)	473	11,130
USANA Health Sciences Inc. (a)	5	571
		55,045
Energy 1.0%
Carrizo Oil & Gas Inc. (a)	13	151
CONSOL Energy Inc. (a)	14	445
Delek US Holdings Inc.	52	1,704
Denbury Resources Inc. (a)	287	490
Diamondback Energy Inc.	49	4,534
Evolution Petroleum Corp.	25	173
Liberty Oilfield Services Inc. - Class A (b)	74	963
Matador Resources Co. (a)	78	1,210
Matrix Service Co. (a)	27	483
Midstates Petroleum Co. Inc. (a)	29	214
Newpark Resources Inc. (a)	836	5,743
Penn Virginia Corp. (a)	1	55
Solaris Oilfield Infrastructure Inc. - Class A	21	258
SRC Energy Inc. (a)	308	1,448
Unit Corp. (a)	12	168
		18,039
Financials 8.1%
AG Mortgage Investment Trust Inc.	17	274
Alteryx Inc. - Class A (a) (b)	9	520
Amber Road Inc. (a)	277	2,280
American Equity Investment Life Holding Co.	10	268
Ameris Bancorp	36	1,128
Appfolio Inc. - Class A (a)	33	1,956
Bank of NT Butterfield & Son Ltd.	70	2,197
Cadence Bancorp LLC - Class A	45	747
Cherry Hill Mortgage Investment Corp.	35	611
Cowen Inc. - Class A (a)	113	1,514
DocuSign Inc. (a) (b)	280	11,239
eHealth Inc. (a)	108	4,166
Enova International Inc. (a)	61	1,188
Essent Group Ltd. (a)	10	357
FactSet Research Systems Inc.	42	8,352
Federated Investors Inc. - Class B	15	398
Federated National Holding Co.	22	432
	Shares/Par[1]	Value ($)
FirstCash Inc.	142	10,280
Green Dot Corp. - Class A (a)	194	15,467
Health Insurance Innovations Inc. - Class A (a) (b)	31	839
Independent Bank Corp.	17	1,221
Interactive Brokers Group Inc.	303	16,498
Kemper Corp.	78	5,150
Kinsale Capital Group Inc.	70	3,909
LendingTree Inc. (a) (b)	34	7,380
MarketAxess Holdings Inc.	37	7,747
Moelis & Co. - Class A	299	10,289
Morningstar Inc.	104	11,451
Northrim BanCorp Inc.	8	250
On Deck Capital Inc. (a)	103	610
Oppenheimer Holdings Inc. - Class A	11	281
Pacific City Financial Corp.	15	242
Preferred Bank	30	1,304
Primerica Inc.	41	4,083
Regional Management Corp. (a)	5	110
Republic Bancorp Inc. - Class A	7	271
ShotSpotter Inc. (a) (b)	91	2,827
Universal Insurance Holdings Inc.	60	2,292
Victory Capital Holdings Inc. - Class A (a)	323	3,301
Waddell & Reed Financial Inc. - Class A (b)	109	1,978
Webster Financial Corp.	39	1,913
		147,320
Health Care 20.1%
Acceleron Pharma Inc. (a) (b)	98	4,252
Aimmune Therapeutics Inc. (a) (b)	114	2,736
Amedisys Inc. (a)	24	2,848
Amicus Therapeutics Inc. (a) (b)	357	3,424
AMN Healthcare Services Inc. (a)	21	1,185
AngioDynamics Inc. (a)	303	6,103
ANI Pharmaceuticals Inc. (a)	37	1,683
Apellis Pharmaceuticals Inc. (a)	157	2,074
Aptinyx Inc. (a) (b)	79	1,307
Argenx SE - ADR (a) (b)	94	8,992
Assembly Biosciences Inc. (a)	57	1,295
Audentes Therapeutics Inc. (a)	104	2,212
Autolus Therapeutics Plc - ADS (a) (b)	61	2,011
Avanos Medical Inc. (a)	31	1,391
AVEO Pharmaceuticals Inc. (a) (b)	1,617	2,587
BioTelemetry Inc. (a)	21	1,231
Bluebird Bio Inc. (a) (b)	34	3,365
Blueprint Medicines Corp. (a)	58	3,149
Cardiovascular Systems Inc. (a)	147	4,202
CareDx Inc. (a)	30	749
Celyad SA - ADR (a)	67	1,222
Chemed Corp.	3	721
Cidara Therapeutics Inc. (a) (b)	292	686
Conmed Corp.	113	7,260
Cooper Cos. Inc.	33	8,485
Corvel Corp. (a)	3	159
CRISPR Therapeutics AG (a) (b)	22	637
CytomX Therapeutics Inc. (a)	188	2,838
Dermira Inc. (a)	77	552
DexCom Inc. (a)	62	7,393
Editas Medicine Inc. (a) (b)	36	812
Emergent BioSolutions Inc. (a)	40	2,376
Enanta Pharmaceuticals Inc. (a)	86	6,086
Ensign Group Inc.	251	9,728
Equillium Inc. (a) (b)	144	1,178
Esperion Therapeutics Inc. (a) (b)	65	2,990
Evolent Health Inc. - Class A (a)	257	5,121
Exact Sciences Corp. (a)	200	12,600
Fate Therapeutics Inc. (a)	128	1,648
FibroGen Inc. (a)	61	2,836
Fluidigm Corp. (a)	337	2,903
Genomic Health Inc. (a)	104	6,732
Glaukos Corp. (a) (b)	51	2,865
Globus Medical Inc. - Class A (a)	220	9,539
GW Pharmaceuticals Plc - ADS (a)	27	2,595
Haemonetics Corp. (a)	16	1,594
Halozyme Therapeutics Inc. (a)	29	419
Hanger Orthopedic Group Inc. (a)	135	2,552

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

184

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Harvard Bioscience Inc. (a)	624	1,985
HealthEquity Inc. (a)	145	8,648
Horizon Pharma Plc (a)	107	2,083
HTG Molecular Diagnostics Inc. (a) (b)	402	1,022
Immunomedics Inc. (a) (b)	446	6,367
Innoviva Inc. (a)	200	3,486
Inogen Inc. (a)	9	1,114
Insulet Corp. (a) (b)	51	4,042
Intellia Therapeutics Inc. (a) (b)	39	528
Intercept Pharmaceuticals Inc. (a)	8	836
Invacare Corp.	313	1,345
Iovance Biotherapeutics Inc. (a)	350	3,096
iRhythm Technologies Inc. (a)	26	1,783
Ironwood Pharmaceuticals Inc. - Class A (a)	447	4,629
Iterum Therapeutics Plc (a)	156	783
Jounce Therapeutics Inc. (a)	61	206
Kindred Healthcare Inc. (a)	424	4,648
Kura Oncology Inc. (a)	192	2,699
Ligand Pharmaceuticals Inc. (a)	124	16,834
Loxo Oncology Inc. (a)	45	6,230
MacroGenics Inc. (a)	107	1,354
Madrigal Pharmaceuticals Inc. (a) (b)	1	125
Mallinckrodt Plc (a)	20	317
Masimo Corp. (a)	140	14,982
Medicines Co. (a) (b)	247	4,741
Melinta Therapeutics Inc. (a)	197	156
Mirati Therapeutics Inc. (a) (b)	18	761
Molina Healthcare Inc. (a)	12	1,422
National Research Corp. - Class A	248	9,459
NeoGenomics Inc. (a)	550	6,941
Neurocrine Biosciences Inc. (a)	99	7,075
Oxford Immunotec Global Plc (a)	445	5,688
Pacira Pharmaceuticals Inc. (a)	151	6,491
Paratek Pharmaceuticals Inc. (a) (b)	116	595
Penumbra Inc. (a) (b)	41	4,973
Phibro Animal Health Corp. - Class A	34	1,106
Providence Services Corp. (a)	30	1,774
Puma Biotechnology Inc. (a) (b)	3	53
Quidel Corp. (a)	23	1,116
Regenxbio Inc. (a)	34	1,415
Repligen Corp. (a)	112	5,928
Sage Therapeutics Inc. (a)	26	2,514
Sangamo Therapeutics Inc. (a) (b)	66	753
Spero Therapeutics Inc. (a) (b)	98	601
Staar Surgical Co. (a)	51	1,638
Supernus Pharmaceuticals Inc. (a)	63	2,094
Tabula Rasa HealthCare Inc. (a)	10	657
Tactile Systems Technology Inc. (a) (b)	22	1,010
Tandem Diabetes Care Inc. (a)	41	1,544
Teladoc Health Inc. (a) (b)	305	15,129
Tenet Healthcare Corp. (a)	47	804
Theravance Biopharma Inc. (a) (b)	50	1,274
US Physical Therapy Inc.	93	9,486
Veeva Systems Inc. - Class A (a)	81	7,242
Vericel Corp. (a)	62	1,076
West Pharmaceutical Services Inc.	77	7,538
Wright Medical Group NV (a)	60	1,624
Zafgen Inc. (a)	130	644
		365,787
Industrials 18.2%
AAON Inc. (b)	354	12,404
Advanced Disposal Services Inc. (a)	176	4,206
Advanced Drainage Systems Inc.	46	1,120
Aerojet Rocketdyne Holdings Inc. (a)	36	1,283
Albany International Corp. - Class A	71	4,410
Altra Holdings Inc.	150	3,771
Applied Industrial Technologies Inc.	15	804
ArcBest Corp.	74	2,524
Atkore International Group Inc. (a)	44	875
Axon Enterprise Inc. (a)	288	12,618
Azul SA - ADR (a)	465	12,886
Barrett Business Services Inc.	3	191
Casella Waste Systems Inc. - Class A (a)	60	1,702
Chart Industries Inc. (a)	124	8,064
	Shares/Par[1]	Value ($)
Clean Harbors Inc. (a)	116	5,732
Columbus Mckinnon Corp.	155	4,666
Commercial Vehicle Group Inc. (a)	129	738
Copart Inc. (a)	285	13,618
CoStar Group Inc. (a) (b)	54	18,202
DMC Global Inc.	205	7,217
Douglas Dynamics Inc.	155	5,547
Echo Global Logistics Inc. (a)	55	1,117
EMCOR Group Inc.	58	3,469
Exponent Inc.	45	2,276
Forward Air Corp. (b)	71	3,900
FTI Consulting Inc. (a)	39	2,610
Generac Holdings Inc. (a)	72	3,564
Greenbrier Cos. Inc.	14	539
Harsco Corp. (a)	450	8,936
HEICO Corp. - Class A	242	15,250
Heidrick & Struggles International Inc.	20	633
Hexcel Corp.	113	6,474
Hillenbrand Inc.	68	2,562
HNI Corp.	5	177
Insperity Inc.	45	4,216
IntriCon Corp. (a)	19	506
John Bean Technologies Corp.	82	5,867
KAR Auction Services Inc.	129	6,154
KBR Inc.	152	2,303
Kennametal Inc.	461	15,361
Kforce Inc.	19	583
Knight-Swift Transportation Holdings Inc. - Class A	213	5,350
Kornit Digital Ltd. (a) (b)	479	8,958
Lawson Products Inc. (a)	176	5,563
MasTec Inc. (a) (b)	79	3,186
McGrath RentCorp	26	1,356
Meritor Inc. (a)	198	3,347
NCI Building Systems Inc. (a)	70	505
NOW Inc. (a)	9	110
NV5 Holdings Inc. (a)	62	3,754
Old Dominion Freight Line Inc.	110	13,534
Omega Flex Inc. (b)	182	9,815
Proto Labs Inc. (a)	35	3,934
Raven Industries Inc.	22	808
RBC Bearings Inc. (a)	36	4,697
Rush Enterprises Inc. - Class A	185	6,393
Saia Inc. (a) (b)	52	2,928
Simpson Manufacturing Co. Inc.	105	5,657
SiteOne Landscape Supply Inc. (a)	198	10,931
Teledyne Technologies Inc. (a)	33	6,926
Tetra Tech Inc.	31	1,604
Titan Machinery Inc. (a)	353	4,640
TransUnion LLC	132	7,504
Trex Co. Inc. (a)	97	5,783
TriNet Group Inc. (a)	99	4,137
Turtle Beach Corp. (a) (b)	62	883
Twin Disc Inc. (a)	15	219
USA Truck Inc. (a)	9	142
Vectrus Inc. (a)	15	315
		332,054
Information Technology 29.6%
2U Inc. (a) (b)	153	7,591
Ansys Inc. (a)	52	7,398
Apptio Inc. - Class A (a) (b)	11	406
Arco Platform Ltd. - Class A (a)	110	2,426
ASGN Inc. (a)	19	1,056
Aspen Technology Inc. (a)	153	12,578
Auto Trader Group Plc	3,105	18,044
Autohome Inc. - Class A - ADR (b)	282	22,064
Benefitfocus Inc. (a)	10	468
Black Knight Inc. (a)	245	11,033
Blackline Inc. (a)	91	3,743
Brooks Automation Inc.	488	12,771
Cabot Microelectronics Corp.	3	293
CACI International Inc. - Class A (a)	6	825
Carbonite Inc. (a)	352	8,890
CEVA Inc. (a)	98	2,175
Ciena Corp. (a)	113	3,833

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

185

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Cirrus Logic Inc. (a)	18	600
Cornerstone OnDemand Inc. (a)	302	15,238
Coupa Software Inc. (a)	264	16,623
Cypress Semiconductor Corp.	511	6,503
Diodes Inc. (a)	50	1,609
Ellie Mae Inc. (a) (b)	166	10,450
Endurance International Group Holdings Inc. (a)	70	466
Entegris Inc.	23	649
Envestnet Inc. (a)	93	4,565
ePlus Inc. (a)	15	1,036
Euronet Worldwide Inc. (a)	230	23,501
EVO Payments Inc. - Class A (a) (b)	104	2,555
Fair Isaac Corp. (a)	25	4,611
Globant SA (a)	130	7,322
HubSpot Inc. (a) (b)	24	2,999
II-VI Inc. (a)	203	6,579
Insight Enterprises Inc. (a)	11	443
Integrated Device Technology Inc. (a)	40	1,923
InterXion Holding NV (a)	251	13,575
Kemet Corp.	43	758
Limelight Networks Inc. (a)	2,178	5,096
Littelfuse Inc.	59	10,091
LivePerson Inc. (a)	902	17,011
LiveRamp Holdings Inc. (a) (b)	105	4,045
Lumentum Holdings Inc. (a)	13	526
Mesa Laboratories Inc. (b)	23	4,856
Mimecast Ltd. (a)	249	8,368
MINDBODY Inc. - Class A (a)	210	7,651
MKS Instruments Inc.	100	6,473
Monolithic Power Systems Inc.	75	8,734
Nanometrics Inc. (a)	27	733
New Relic Inc. (a)	36	2,897
NVE Corp.	121	10,580
Okta Inc. - Class A (a)	50	3,211
OSI Systems Inc. (a)	131	9,627
Paycom Software Inc. (a)	275	33,728
Paylocity Holding Corp. (a)	228	13,737
Plantronics Inc.	38	1,274
Power Integrations Inc.	94	5,757
PROS Holdings Inc. (a)	100	3,144
Pure Storage Inc. - Class A (a)	194	3,113
Q2 Holdings Inc. (a)	203	10,062
Qualys Inc. (a)	4	311
Quantenna Communications Inc. (a)	115	1,647
Rapid7 Inc. (a)	139	4,332
RingCentral Inc. - Class A (a)	314	25,872
Rudolph Technologies Inc. (a)	98	1,998
SailPoint Technologies Holdings Inc. (a)	83	1,945
Science Applications International Corp.	14	918
SendGrid Inc. (a)	252	10,917
Silicon Laboratories Inc. (a)	39	3,067
SMART Global Holdings Inc. (a) (b)	40	1,174
SPS Commerce Inc. (a)	138	11,383
Trimble Inc. (a)	79	2,601
Ultimate Software Group Inc. (a)	39	9,438
Ultra Clean Holdings Inc. (a)	10	84
Unisys Corp. (a) (b)	53	622
Upland Software Inc. (a)	74	2,000
Versum Materials Inc.	280	7,759
Viavi Solutions Inc. (a)	703	7,064
Virtusa Corp. (a)	244	10,389
Vishay Intertechnology Inc.	25	449
Vishay Precision Group Inc. (a)	18	540
WEX Inc. (a)	62	8,706
Wix.com Ltd. (a)	87	7,842
WNS Holdings Ltd. - ADR (a)	118	4,881
Workiva Inc. - Class A (a)	64	2,299
Xperi Corp.	15	279
Zendesk Inc. (a)	8	496
Zscaler Inc. (a) (b)	36	1,395
		538,721
Materials 2.1%
Allegheny Technologies Inc. (a)	259	5,647
Ashland Global Holdings Inc.	182	12,904
	Shares/Par[1]	Value ($)
Boise Cascade Co.	12	297
Ferro Corp. (a)	276	4,332
Ingevity Corp. (a)	2	162
Kraton Corp. (a)	27	595
Kronos Worldwide Inc.	103	1,187
Luxfer Holdings Plc	451	7,956
Ramaco Resources Inc. (a) (b)	2	11
Ryerson Holding Corp. (a)	87	554
Schnitzer Steel Industries Inc. - Class A	9	196
Tredegar Corp.	28	447
Trinseo SA	55	2,538
Valhi Inc.	78	150
Verso Corp. - Class A (a)	62	1,395
		38,371
Real Estate 0.3%
Americold Realty Trust (b)	25	643
ARMOUR Residential REIT Inc.	109	2,228
Hersha Hospitality Trust	31	552
PS Business Parks Inc.	8	1,048
Tanger Factory Outlet Centers Inc. (b)	44	882
Xenia Hotels & Resorts Inc.	39	671
		6,024
Utilities 0.1%
American States Water Co.	19	1,289
New Jersey Resources Corp.	10	464
		1,753
Total Common Stocks (cost $1,850,310)		1,791,270
SHORT TERM INVESTMENTS 7.1%
Investment Companies 1.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	34,383	34,383
Securities Lending Collateral 5.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	95,421	95,421
Total Short Term Investments (cost $129,804)		129,804
Total Investments 105.4% (cost $1,980,114)		1,921,074
Other Assets and Liabilities, Net (5.4)%		(97,772)
Total Net Assets 100.0%		1,823,302

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL Multi-Manager Small Cap Value Fund
COMMON STOCKS 97.3%
Communication Services 1.5%
ATN International Inc.	3	192
Emerald Expositions Events Inc.	278	3,435
Gannett Co. Inc.	198	1,692
Gray Television Inc. (a)	146	2,151
Hemisphere Media Group Inc. - Class A (a)	217	2,634
Intelsat SA (a)	16	338
Marcus Corp.	21	817
MSG Networks Inc. - Class A (a) (b)	38	898
NII Capital Corp. (a) (b)	63	276
QuinStreet Inc. (a) (b)	90	1,455
Tegna Inc.	126	1,373
Telephone & Data Systems Inc.	19	622
		15,883
Consumer Discretionary 13.6%
Abercrombie & Fitch Co. - Class A	62	1,246
Adtalem Global Education Inc. (a)	102	4,804
American Axle & Manufacturing Holdings Inc. (a) (b)	88	972
American Eagle Outfitters Inc.	147	2,851
America's Car-Mart Inc. (a) (b)	104	7,517
Beazer Homes USA Inc. (a)	54	507
Big Lots Inc.	113	3,254
Bojangles' Inc. (a)	190	3,056
Brinker International Inc. (b)	85	3,768
Buckle Inc. (b)	180	3,481

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

186

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Caleres Inc.	99	2,757
Callaway Golf Co.	107	1,645
Career Education Corp. (a)	378	4,320
Childrens Place Retail Stores Inc.	10	873
Citi Trends Inc.	31	637
Cooper Tire & Rubber Co.	12	383
Dillard's Inc. - Class A (b)	11	642
Dorman Products Inc. (a)	37	3,293
El Pollo Loco Holdings Inc. (a)	30	449
Eldorado Resorts Inc. (a)	74	2,680
Etsy Inc. (a)	15	701
Extended Stay America Inc. - Class B	285	4,416
Fossil Group Inc. (a) (b)	49	773
Fox Factory Holding Corp. (a)	15	895
Gildan Activewear Inc.	464	14,099
Group 1 Automotive Inc.	58	3,042
Helen of Troy Ltd. (a)	110	14,385
Johnson Outdoors Inc. - Class A	5	318
KB Home	31	587
Laureate Education Inc. - Class A (a) (b)	104	1,585
LCI Industries	40	2,699
Liberty Expedia Holdings Inc. - Class A (a)	30	1,170
Malibu Boats Inc. - Class A (a) (b)	128	4,458
Murphy USA Inc. (a)	22	1,655
Nautilus Inc. (a)	733	7,991
Office Depot Inc.	1,096	2,828
Rocky Brands Inc.	28	741
Sally Beauty Holdings Inc. (a)	40	677
Shoe Carnival Inc. (b)	76	2,556
Skyline Corp.	182	2,666
Speedway Motorsports Inc.	7	111
Tower International Inc.	23	555
TRI Pointe Homes Inc. (a)	69	752
Tupperware Brands Corp.	15	489
Williams-Sonoma Inc. (b)	238	12,001
Winnebago Industries Inc.	472	11,434
Yeti Holdings Inc. (a) (b)	170	2,529
Zagg Inc. (a)	157	1,532
		146,780
Consumer Staples 1.5%
Central Garden & Pet Co. - Class A (a)	43	1,340
Energizer Holdings Inc.	47	2,136
Hostess Brands Inc. - Class A (a)	177	1,934
John B. Sanfilippo & Son Inc.	31	1,738
Lancaster Colony Corp.	12	2,068
Natural Grocers by Vitamin Cottage Inc. (a)	43	659
Pyxus International Inc. (a) (b)	37	434
Seneca Foods Corp. - Class A (a)	9	254
TreeHouse Foods Inc. (a)	101	5,097
Village Super Market Inc. - Class A (b)	14	380
		16,040
Energy 2.9%
Bonanza Creek Energy Inc. (a)	69	1,434
Callon Petroleum Co. (a)	68	444
Carrizo Oil & Gas Inc. (a)	109	1,236
CVR Energy Inc.	55	1,911
Denbury Resources Inc. (a) (b)	395	676
Eclipse Resources Corp. (a)	1,338	1,405
FTS International Inc. (a)	61	436
Gulfport Energy Corp. (a) (b)	152	999
Helix Energy Solutions Group Inc. (a)	42	227
Matador Resources Co. (a) (b)	236	3,659
McDermott International Inc. (a)	98	642
Newpark Resources Inc. (a)	169	1,162
Northern Oil and Gas Inc. (a) (b)	58	131
Oil States International Inc. (a)	92	1,312
Patterson-UTI Energy Inc.	151	1,562
PDC Energy Inc. (a)	89	2,640
Renewable Energy Group Inc. (a) (b)	54	1,385
Ring Energy Inc. (a)	170	864
SEACOR Holdings Inc. (a)	26	971
SemGroup Corp. - Class A (b)	21	291
SilverBow Resources Inc. (a)	7	160
Southwestern Energy Co. (a)	304	1,037
	Shares/Par[1]	Value ($)
Superior Energy Services Inc. (a)	441	1,478
Unit Corp. (a)	116	1,650
World Fuel Services Corp.	165	3,533
		31,245
Financials 21.3%
1st Source Corp.	29	1,165
AG Mortgage Investment Trust Inc.	50	791
American Equity Investment Life Holding Co.	198	5,545
Anworth Mortgage Asset Corp.	212	858
BancFirst Corp.	22	1,117
BancorpSouth Bank	247	6,442
Bank of Marin Bancorp	13	538
Bank of NT Butterfield & Son Ltd.	76	2,371
Bank OZK	240	5,491
BankUnited Inc.	92	2,761
Banner Corp.	67	3,584
BayCom Corp. (a)	25	571
Beneficial Bancorp Inc.	81	1,157
Blue Hills Bancorp Inc.	10	218
Brookline Bancorp Inc.	55	756
Brown & Brown Inc.	174	4,796
Cadence Bancorp LLC - Class A	146	2,444
Cathay General Bancorp	248	8,321
CBTX Inc. (b)	143	4,194
CenterState Bank Corp.	137	2,880
City Holdings Co.	20	1,367
CNO Financial Group Inc.	79	1,176
Commerce Bancshares Inc.	146	8,210
Community Trust Bancorp Inc.	15	594
Cowen Inc. - Class A (a) (b)	115	1,536
Enova International Inc. (a)	33	641
Enstar Group Ltd. (a)	23	3,831
Enterprise Financial Services Corp.	96	3,604
Essent Group Ltd. (a)	12	414
FBL Financial Group Inc. - Class A	10	637
Federated Investors Inc. - Class B	68	1,805
Federated National Holding Co.	8	159
First American Financial Corp.	79	3,531
First Bancorp Inc.	162	1,391
First Bancshares Inc.	19	562
First Commonwealth Financial Corp.	71	861
First Community Bancshares Inc.	12	380
First Defiance Financial Corp.	21	510
First Interstate BancSystem Inc. - Class A	42	1,541
FirstCash Inc.	115	8,291
FNB Corp.	107	1,055
Fulton Financial Corp.	146	2,256
Glacier Bancorp Inc.	151	5,995
Great Western Bancorp Inc.	17	531
Hancock Whitney Co.	66	2,298
Hanmi Financial Corp.	209	4,108
Hanover Insurance Group Inc.	20	2,341
HCI Group Inc. (b)	19	953
Home Bancorp Inc.	9	330
Independent Bank Corp.	37	2,596
Lakeland Financial Corp.	14	580
Live Oak Bancshares Inc.	301	4,455
LPL Financial Holdings Inc.	37	2,260
Macatawa Bank Corp.	42	400
Meridian Bancorp Inc.	179	2,558
MFA Financial Inc.	87	581
National Bank Holdings Corp. - Class A	65	2,001
National Western Life Group Inc. - Class A	22	6,690
NMI Holdings Inc. - Class A (a)	162	2,892
Northrim BanCorp Inc.	8	265
Northwest Bancshares Inc.	104	1,762
Old Second Bancorp Inc.	50	649
Oppenheimer Holdings Inc. - Class A	35	904
Pinnacle Financial Partners Inc.	74	3,418
PRA Group Inc. (a) (b)	260	6,334
Provident Financial Services Inc.	138	3,328
Radian Group Inc.	134	2,196
RBB Bancorp	19	331
RenaissanceRe Holdings Ltd.	50	6,725

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

187

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Republic Bancorp Inc. - Class A	7	273
S&T Bancorp Inc.	37	1,394
Safety Insurance Group Inc.	11	902
Sandy Spring Bancorp Inc.	71	2,227
Sierra Bancorp	15	350
Spirit Of Texas Bancshares Inc. (a) (b)	16	375
State Auto Financial Corp.	6	222
TCF Financial Corp.	545	10,613
Tristate Capital Holdings Inc. (a)	259	5,045
Umpqua Holdings Corp.	417	6,638
Universal Insurance Holdings Inc.	79	2,995
Valley National Bancorp	274	2,431
Virtu Financial Inc. - Class A	155	3,986
Virtus Investment Partners Inc.	42	3,309
Waddell & Reed Financial Inc. - Class A (b)	14	246
Washington Federal Inc.	136	3,635
Waterstone Financial Inc.	200	3,357
Webster Financial Corp.	62	3,075
WesBanco Inc.	51	1,880
Western Alliance Bancorp (a)	95	3,740
Wintrust Financial Corp.	71	4,683
WSFS Financial Corp.	31	1,195
		230,404
Health Care 6.3%
Acadia HealthCare Co. Inc. (a) (b)	103	2,644
Addus HomeCare Corp. (a)	46	3,138
ArQule Inc. (a)	103	287
Avanos Medical Inc. (a)	39	1,730
Charles River Laboratories International Inc. (a)	32	3,589
Endo International Plc (a)	72	527
Endologix Inc. (a) (b)	465	333
Hill-Rom Holdings Inc.	77	6,792
Innoviva Inc. (a)	106	1,858
Integer Holdings Corp. (a)	16	1,231
Mallinckrodt Plc (a)	51	799
Medidata Solutions Inc. (a)	73	4,953
MEDNAX Inc. (a)	203	6,699
National Healthcare Corp.	11	829
Natus Medical Inc. (a)	135	4,605
Novavax Inc. (a) (b)	330	607
Pacira Pharmaceuticals Inc. (a)	32	1,360
Patterson Cos. Inc.	32	625
Phibro Animal Health Corp. - Class A	14	440
Prestige Consumer Healthcare Inc. (a)	96	2,954
Spectrum Pharmaceuticals Inc. (a)	119	1,045
Syneos Health Inc. - Class A (a)	273	10,780
Teladoc Health Inc. (a)	21	1,055
Triple-S Management Corp. - Class B (a)	4	69
Utah Medical Products Inc.	6	464
Varex Imaging Corp. (a)	350	8,293
XOMA Corp. (a) (b)	36	455
		68,161
Industrials 20.0%
AAR Corp.	68	2,525
ACCO Brands Corp.	39	265
Actuant Corp. - Class A	273	5,730
Air Lease Corp. - Class A	269	8,120
Aircastle Ltd.	133	2,288
American Woodmark Corp. (a)	69	3,809
ArcBest Corp.	48	1,630
Astronics Corp. (a)	78	2,380
Astronics Corp. - Class B (a)	10	302
Atkore International Group Inc. (a)	118	2,337
AZZ Inc.	54	2,171
Beacon Roofing Supply Inc. (a) (b)	208	6,614
CAI International Inc. (a) (b)	18	422
Colfax Corp. (a)	502	10,494
Covenant Transportation Group Inc. - Class A (a)	51	978
CRA International Inc.	11	455
Crane Co.	49	3,546
Donaldson Co. Inc. (b)	135	5,845
Dycom Industries Inc. (a) (b)	75	4,058
Echo Global Logistics Inc. (a)	34	687
EMCOR Group Inc.	112	6,696
	Shares/Par[1]	Value ($)
EnerSys Inc.	61	4,765
Federal Signal Corp.	119	2,360
Forward Air Corp.	58	3,172
FTI Consulting Inc. (a)	66	4,405
Gates Industrial Corp. Plc (a) (b)	459	6,075
Genco Shipping & Trading Ltd. (a)	49	387
Generac Holdings Inc. (a)	109	5,422
Gorman-Rupp Co.	84	2,726
Graco Inc.	35	1,486
Graham Corp.	14	322
Greenbrier Cos. Inc.	18	705
Griffon Corp.	54	565
Harsco Corp. (a)	68	1,361
Hawaiian Holdings Inc.	67	1,759
Heidrick & Struggles International Inc.	23	711
Hertz Global Holdings Inc. (a) (b)	270	3,684
Hexcel Corp.	80	4,610
Hurco Cos. Inc.	8	272
KBR Inc.	244	3,703
Kennametal Inc.	46	1,527
Knoll Inc.	203	3,350
Korn/Ferry International	3	103
MasTec Inc. (a) (b)	77	3,123
Meritor Inc. (a)	52	876
NOW Inc. (a) (b)	439	5,102
PGT Innovations Inc. (a)	622	9,867
Quad/Graphics Inc. - Class A (b)	12	149
Quanex Building Products Corp.	630	8,567
Rexnord Corp. (a)	32	745
Rush Enterprises Inc. - Class A	142	4,889
Safe Bulkers Inc. (a)	357	636
SkyWest Inc.	29	1,295
SP Plus Corp. (a)	234	6,913
SPX Corp. (a)	137	3,835
Steelcase Inc. - Class A	831	12,320
Sun Hydraulics Corp.	32	1,063
Team Inc. (a) (b)	101	1,477
Teledyne Technologies Inc. (a)	9	1,891
Thermon Group Holdings Inc. (a)	183	3,702
TriMas Corp. (a)	42	1,147
Triton International Ltd. - Class A	77	2,400
Twin Disc Inc. (a)	15	220
UniFirst Corp.	45	6,391
Vectrus Inc. (a)	68	1,460
Veritiv Corp. (a)	12	312
WESCO International Inc. (a)	68	3,245
Woodward Governor Co.	128	9,479
		215,926
Information Technology 10.1%
3D Systems Corp. (a) (b)	89	907
ACI Worldwide Inc. (a)	136	3,776
Avaya Holdings Corp. (a)	150	2,178
Blackberry Ltd. (a)	261	1,859
Cabot Microelectronics Corp.	34	3,229
CACI International Inc. - Class A (a)	24	3,406
Cass Information Systems Inc.	120	6,356
Ciena Corp. (a)	223	7,565
Cirrus Logic Inc. (a)	19	627
Cohu Inc.	345	5,548
Comtech Telecommunications Corp.	37	908
Control4 Corp. (a)	65	1,144
Diodes Inc. (a)	61	1,956
Dolby Laboratories Inc.	57	3,496
Ebix Inc. (b)	70	2,992
Entegris Inc.	288	8,028
ePlus Inc. (a)	16	1,158
EVERTEC Inc.	43	1,246
Finisar Corp. (a)	129	2,779
FLIR Systems Inc.	36	1,570
Forescout Technologies Inc. (a)	15	386
Infinera Corp. (a) (b)	153	611
Insight Enterprises Inc. (a)	38	1,542
InterDigital Inc.	13	897
Kemet Corp.	74	1,299

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

188

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Kulicke & Soffa Industries Inc.	140	2,835
Manhattan Associates Inc. (a)	189	7,984
MongoDB Inc. - Class A (a) (b)	23	1,930
MTS Systems Corp.	97	3,889
NCR Corp. (a)	55	1,264
NetGear Inc. (a)	14	719
NVE Corp.	8	705
Plexus Corp. (a)	153	7,800
Sanmina Corp. (a)	44	1,071
Tech Data Corp. (a)	60	4,907
Teradata Corp. (a)	60	2,321
Versum Materials Inc.	129	3,572
Vishay Intertechnology Inc.	269	4,844
		109,304
Materials 5.3%
AdvanSix Inc. (a)	87	2,114
AK Steel Holding Corp. (a) (b)	733	1,650
Allegheny Technologies Inc. (a)	15	333
Boise Cascade Co.	33	782
Cleveland-Cliffs Inc. (b)	149	1,149
Commercial Metals Co.	212	3,396
FutureFuel Corp.	26	408
HB Fuller Co.	176	7,523
Hecla Mining Co. (b)	1,022	2,413
Louisiana-Pacific Corp.	17	388
Luxfer Holdings Plc	133	2,353
PolyOne Corp.	85	2,419
Reliance Steel & Aluminum Co.	130	9,231
Schnitzer Steel Industries Inc. - Class A (b)	125	2,689
Schweitzer-Mauduit International Inc.	374	9,379
Summit Materials Inc. - Class A (a) (b)	261	3,239
Tredegar Corp.	23	365
Trinseo SA	34	1,551
Tronox Ltd. - Class A (b)	458	3,558
Valhi Inc.	148	285
Verso Corp. - Class A (a)	65	1,464
Warrior Met Coal Inc.	48	1,159
		57,848
Real Estate 9.1%
Agree Realty Corp.	26	1,543
Americold Realty Trust (b)	240	6,129
Arbor Realty Trust Inc. (b)	332	3,345
ARMOUR Residential REIT Inc.	140	2,863
Braemar Hotels & Resorts Inc.	141	1,264
Brandywine Realty Trust	67	864
Brixmor Property Group Inc.	202	2,968
Consolidated-Tomoka Land Co.	6	298
CoreCivic Inc.	166	2,953
CubeSmart	134	3,849
Essential Properties Realty Trust Inc.	247	3,422
Farmland Partners Inc. (b)	124	561
Four Corners Property Trust Inc.	180	4,729
Getty Realty Corp.	130	3,817
Global Healthcare REIT Inc.	54	476
Government Properties Income Trust (b)	124	852
Hersha Hospitality Trust	120	2,111
HFF Inc. - Class A	251	8,304
Highwoods Properties Inc.	20	780
Industrial Logistics Properties Trust	9	170
InfraREIT Inc. (b)	51	1,077
Invesco Mortgage Capital Inc.	71	1,031
Jernigan Capital Inc. (b)	48	957
Jones Lang LaSalle Inc.	39	4,906
Kite Realty Group Trust (b)	106	1,494
Lexington Realty Trust	181	1,488
Mack-Cali Realty Corp.	163	3,187
National Health Investors Inc.	20	1,503
New York Mortgage Trust Inc. (b)	106	623
Nexpoint Residential Trust Inc.	66	2,313
NorthStar Realty Europe Corp.	26	373
One Liberty Properties Inc.	24	581
Pebblebrook Hotel Trust	53	1,511
Pennymac Mortgage Investment Trust	118	2,204
Piedmont Office Realty Trust Inc. - Class A	28	475
	Shares/Par[1]	Value ($)
PS Business Parks Inc.	44	5,814
QTS Realty Trust Inc. - Class A	37	1,375
Ready Capital Corp.	26	359
RLJ Lodging Trust	30	497
Select Income REIT	17	126
Sun Communities Inc.	28	2,873
Sunstone Hotel Investors Inc.	40	519
Taubman Centers Inc.	40	1,830
Terreno Realty Corp	47	1,665
Washington Prime Group Inc. (b)	804	3,912
Western Asset Mortgage Capital Corp.	67	559
Xenia Hotels & Resorts Inc.	226	3,890
		98,440
Utilities 5.7%
Allete Inc.	31	2,319
Avista Corp.	102	4,319
Black Hills Corp.	110	6,876
California Water Service Group	34	1,605
Chesapeake Utilities Corp.	67	5,486
Clearway Energy Inc. - Class C	79	1,357
El Paso Electric Co.	22	1,096
IDACORP Inc.	40	3,719
MGE Energy Inc.	8	499
Middlesex Water Co.	49	2,632
New Jersey Resources Corp.	61	2,801
ONE Gas Inc.	51	4,027
Otter Tail Corp.	39	1,951
PNM Resources Inc.	111	4,556
Portland General Electric Co.	189	8,700
SJW Corp. (b)	81	4,498
Southwest Gas Corp.	26	1,962
Spire Inc.	34	2,554
Unitil Corp.	9	462
		61,419
Total Common Stocks (cost $1,175,278)		1,051,450
SHORT TERM INVESTMENTS 7.1%
Investment Companies 2.4%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	26,077	26,077
Securities Lending Collateral 4.7%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	50,352	50,352
Total Short Term Investments (cost $76,429)		76,429
Total Investments 104.4% (cost $1,251,707)		1,127,879
Other Assets and Liabilities, Net (4.4)%		(47,553)
Total Net Assets 100.0%		1,080,326

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/Neuberger Berman Strategic Income Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.4%
Ally Auto Receivables Trust
Series 2017-A2-3, 1.53%, 02/15/19	166	165
Amcap Funding LLC
Series 2018-A-1, 4.98%, 06/15/23 (a)	1,880	1,919
Asset Backed Securities Corp. Home Equity Loan Trust
Series 2006-A3-HE1, REMIC, 2.71%, (1M USD LIBOR + 0.20%), 01/25/36 (b)	28	27
Bear Stearns Asset Backed Securities I Trust
Series 2005-M1-TC1, REMIC, 2.98%, (1M USD LIBOR + 0.66%), 05/25/35 (b)	143	143
Series 2005-M1-AQ2, REMIC, 3.00%, (1M USD LIBOR + 0.74%), 09/25/35 (b)	2,430	2,414
Series 2006-1M3-HE1, REMIC, 2.97%, (1M USD LIBOR + 0.46%), 12/25/35 (b)	1,600	1,551
Chase Issuance Trust
Series 2016-A-A2, 1.37%, 06/17/19	6,210	6,164

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

189

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Citigroup Commercial Mortgage Trust
Interest Only, Series 2014-XA-GC25, REMIC, 1.01%, 09/12/24 (b)	13,645	645
Interest Only, Series 2015-XA-GC27, REMIC, 1.38%, 12/12/24 (b)	7,896	499
Commercial Mortgage Pass-Through Certificates
Interest Only, Series 2013-XB-LC6, REMIC, 0.48%, 01/12/23 (a) (b)	14,500	196
Interest Only, Series 2013-XB-CR6, REMIC, 0.55%, 02/10/23 (b)	2,500	52
Interest Only, Series 2014-XA-LC15, REMIC, 1.25%, 03/12/24 (b)	22,662	878
Interest Only, Series 2014-XA-UBS3, REMIC, 1.27%, 05/10/24 (b)	15,185	640
Interest Only, Series 2014-XA-CR16, REMIC, 1.13%, 04/10/47 (b)	15,840	567
Interest Only, Series 2014-XA-UBS6, REMIC, 0.95%, 12/10/47 (b)	12,371	492
EquiFirst Mortgage Loan Trust
Series 2003-1A1-2, REMIC, 3.58%, (1M USD LIBOR + 1.13%), 09/25/33 (b)	470	455
Series 2005-M3-1, REMIC, 3.23%, (1M USD LIBOR + 0.72%), 04/25/35 (b)	908	886
Fannie Mae Connecticut Avenue Securities
Series 2017-2M2-C02, 6.16%, (1M USD LIBOR + 3.65%), 09/25/29 (b)	5,574	5,920
Series 2017-2M2-C04, 5.36%, (1M USD LIBOR + 2.85%), 11/26/29 (b)	1,553	1,587
Series 2017-1M2-C03, REMIC, 5.51%, (1M USD LIBOR + 3.00%), 10/25/29 (b)	4,440	4,593
Series 2017-1M2-C06, REMIC, 5.16%, (1M USD LIBOR + 2.65%), 02/25/30 (b)	4,300	4,388
Series 2017-2M2-C06, REMIC, 5.31%, (1M USD LIBOR + 2.80%), 02/25/30 (b)	1,700	1,734
Series 2018-2M2-C02, REMIC, 4.71%, (1M USD LIBOR + 2.20%), 08/26/30 (b)	4,340	4,242
GS Mortgage Securities Corp. II
Interest Only, Series 2015-XA-GC30, REMIC, 0.86%, 05/10/50 (b)	20,244	726
GS Mortgage Securities Trust
Interest Only, Series 2014-XA-GC18, REMIC, 1.04%, 01/12/24 (b)	18,849	779
Interest Only, Series 2014-XA-GC26, REMIC, 1.01%, 11/10/47 (b)	14,827	661
Home Equity Mortgage Trust
Series 2004-M2-5, REMIC, 4.11%, (1M USD LIBOR + 1.60%), 02/25/35 (b)	114	113
JPMorgan Mortgage Acquisition Trust
Series 2006-A5-ACC1, REMIC, 2.75%, (1M USD LIBOR + 0.24%), 05/25/36 (b)	30	30
Mercedes-Benz Auto Receivables Trust
Series 2018-A2A-1, 2.71%, 02/18/20	6,500	6,491
Navient Student Loan Trust
Series 2016-A1-6A, 2.99%, (1M USD LIBOR + 0.48%), 02/25/19 (a) (b)	74	74
Series 2018-A1-3A, 2.78%, (1M USD LIBOR + 0.27%), 06/25/20 (a) (b)	936	935
Newcastle Mortgage Securities Trust
Series 2006-M2-1, REMIC, 2.88%, (1M USD LIBOR + 0.37%), 03/25/36 (b)	3,490	3,411
Nissan Auto Receivables Owner Trust
Series 2018-A2A-B, 2.76%, 07/15/21	7,500	7,485
Permanent Master Issuer Plc
Series 2018-1A1-1A, 2.82%, (3M USD LIBOR + 0.38%), 10/15/20 (a) (b)	750	746
RAMP Trust
Series 2005-M4-RZ2, REMIC, 3.07%, (1M USD LIBOR + 0.84%), 03/25/35 (b)	2,678	2,674
Series 2005-M3-RZ4, REMIC, 3.03%, (1M USD LIBOR + 0.52%), 11/25/35 (b)	3,190	3,168
Structured Asset Investment Loan Trust
Series 2003-M1-BC5, REMIC, 3.63%, (1M USD LIBOR + 1.13%), 06/25/33 (b)	94	96
Structured Asset Securities Corp.
Series 2005-M3-NC1, REMIC, 3.03%, (1M USD LIBOR + 0.78%), 02/25/35 (b)	3,524	3,508
	Shares/Par[1]	Value ($)
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-M3-NC2, REMIC, 2.94%, (1M USD LIBOR + 0.65%), 05/25/35 (b)	40	40
Toyota Auto Receivables Owner Trust
Series 2017-A2A-B, 1.46%, 01/15/20	296	295
Series 2018-A2A-B, 2.64%, 03/15/21	3,700	3,692
Verizon Owner Trust
Series 2016-A-2A, 1.68%, 05/20/21 (a)	4,006	3,983
Series 2017-A-1A, 2.06%, 09/20/21 (a)	5,000	4,963
Wells Fargo-RBS Commercial Mortgage Trust
Interest Only, Series 2014-XA-C21, REMIC, 1.07%, 08/15/47 (b)	14,559	609
WF-RBS Commercial Mortgage Trust
Interest Only, Series 2014-XA-LC14, REMIC, 1.30%, 03/15/47 (b)	8,927	397
Total Non-U.S. Government Agency Asset-Backed Securities (cost $83,046)		85,033
CORPORATE BONDS AND NOTES 41.9%
Communication Services 4.8%
AMC Entertainment Inc.
5.88%, 02/15/22 (c)	220	213
AMC Networks Inc.
5.00%, 04/01/24	260	247
AT&T Inc.
4.75%, 05/15/46	2,410	2,141
5.45%, 03/01/47	4,080	3,994
Cable One Inc.
5.75%, 06/15/22 (a)	465	467
CCO Holdings LLC
5.25%, 09/30/22	340	339
5.13%, 05/01/23 (a)	1,000	975
CenturyLink Inc.
5.63%, 04/01/20	340	339
Comcast Corp.
3.70%, 04/15/24	2,180	2,190
4.00%, 08/15/47	2,715	2,471
4.95%, 10/15/58	2,895	2,960
CSC Holdings LLC
6.75%, 11/15/21	365	376
5.13%, 12/15/21 (a)	600	589
5.38%, 07/15/23 (a)	260	254
5.50%, 05/15/26 (a)	500	474
DISH DBS Corp.
6.75%, 06/01/21	395	391
Embarq Corp.
8.00%, 06/01/36	130	118
Frontier Communications Corp.
7.13%, 03/15/19	340	329
11.00%, 09/15/25	950	592
Gannett Co. Inc.
5.13%, 10/15/19	240	240
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (c)	750	659
Liquid Telecommunications Financing Plc
8.50%, 07/13/22	200	202
Live Nation Entertainment Inc.
4.88%, 11/01/24 (a)	250	238
Numericable - SFR SA
7.38%, 05/01/26 (a)	785	720
Qwest Corp.
6.75%, 12/01/21	335	342
Sinclair Television Group Inc.
5.38%, 04/01/21	225	224
5.13%, 02/15/27 (a)	140	124
Sirius XM Radio Inc.
4.63%, 05/15/23 (a)	345	331
6.00%, 07/15/24 (a)	550	554
Sprint Corp.
7.63%, 03/01/26	845	844
Sprint Nextel Corp.
7.00%, 08/15/20	435	445
T-Mobile USA Inc.
4.00%, 04/15/22 (c)	225	219
6.00%, 03/01/23	600	603

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

190

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Unitymedia Hessen GmbH & Co. KG
5.00%, 01/15/25 (a)	200	196
Univision Communications Inc.
6.75%, 09/15/22 (a)	515	518
5.13%, 05/15/23 (a)	135	121
VEON Holdings BV
7.50%, 03/01/22	270	294
Verizon Communications Inc.
4.52%, 09/15/48	2,545	2,378
Vodafone Group Plc
3.75%, 01/16/24	3,555	3,501
Zayo Group LLC
6.00%, 04/01/23	440	417
6.38%, 05/15/25	125	116
		32,745
Consumer Discretionary 1.3%
1011778 B.C. Unltd. Liability Co.
4.63%, 01/15/22 (a)	105	102
4.25%, 05/15/24 (a)	525	482
Altice SA
7.75%, 05/15/22 (a) (c)	1,130	1,030
AMC Entertainment Inc.
5.75%, 06/15/25	275	244
ARAMARK Services Inc.
5.13%, 01/15/24	240	238
Boyd Gaming Corp.
6.38%, 04/01/26	375	362
Cedar Fair LP
5.38%, 06/01/24	245	240
Delta Merger Sub Inc.
6.00%, 09/15/26 (a)	125	118
GLP Capital LP
4.88%, 11/01/20	245	248
HD Supply Inc.
5.38%, 10/15/26 (a)	120	116
Hilton Worldwide Finance LLC
4.63%, 04/01/25	120	115
KFC Holding Co.
5.25%, 06/01/26 (a)	240	232
Lamar Media Corp.
5.00%, 05/01/23	125	125
Lennar Corp.
5.38%, 10/01/22	440	440
4.88%, 12/15/23	500	482
Meritage Homes Corp.
7.15%, 04/15/20	215	220
MGM Resorts International
6.63%, 12/15/21	815	837
NCL Corp. Ltd.
4.75%, 12/15/21 (a)	470	469
Netflix Inc.
5.50%, 02/15/22	245	246
Next Plc
3.63%, 05/18/28, GBP	640	800
Nielsen Finance LLC
4.50%, 10/01/20	125	123
Penske Automotive Group Inc.
3.75%, 08/15/20	345	338
5.75%, 10/01/22	125	124
Schaeffler Verwaltung Zwei GmbH
5.25%, 09/15/23 (a) (d)	200	182
Service Corp. International
5.38%, 05/15/24	240	238
ServiceMaster Co. LLC
5.13%, 11/15/24 (a)	125	118
Taylor Morrison Communities Inc.
5.25%, 04/15/21 (a)	330	327
5.63%, 03/01/24 (a)	130	124
Wynn Las Vegas LLC
5.50%, 03/01/25 (a)	260	244
		8,964
Consumer Staples 2.1%
Albertsons Cos. LLC
5.75%, 03/15/25	275	241
	Shares/Par[1]	Value ($)
Anheuser-Busch InBev Worldwide Inc.
4.70%, 02/01/36 (a)	1,375	1,280
4.60%, 04/15/48	1,525	1,364
4.75%, 04/15/58	3,445	3,000
BAT Capital Corp.
4.54%, 08/15/47	5,055	4,036
Cencosud SA
4.38%, 07/17/27 (a)	460	400
Edgewell Personal Care Co.
4.70%, 05/24/22	265	255
Grupo Bimbo SAB de CV
4.70%, 11/10/47 (a)	2,880	2,550
HRG Group Inc.
7.75%, 01/15/22	120	122
JBS Investments GmbH
7.25%, 04/03/24	400	404
Marfrig Holdings Europe BV
8.00%, 06/08/23	400	400
Minerva Luxembourg SA
6.50%, 09/20/26	310	289
Post Holdings Inc.
5.50%, 03/01/25 (a)	265	255
		14,596
Energy 6.4%
Abu Dhabi Crude Oil Pipeline LLC
3.65%, 11/02/29 (a)	200	190
4.60%, 11/02/47 (a)	640	626
Antero Resources Corp.
5.13%, 12/01/22	175	164
Antero Resources Midstream Management LLC
5.38%, 09/15/24	250	233
Ascent Resources Utica Holdings LLC
10.00%, 04/01/22 (a)	209	214
7.00%, 11/01/26 (a)	390	353
Canadian Natural Resources Ltd.
6.25%, 03/15/38	1,620	1,782
4.95%, 06/01/47	1,200	1,154
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	245	244
Cheniere Energy Partners LP
5.25%, 10/01/25	375	349
Chesapeake Energy Corp.
6.63%, 08/15/20	220	213
6.13%, 02/15/21	510	486
Concho Resources Inc.
4.88%, 10/01/47	1,675	1,593
Crestwood Midstream Partners LP
6.25%, 04/01/23 (e)	250	240
DCP Midstream LLC
5.60%, 04/01/44	145	124
Empresa Nacional del Petroleo
5.25%, 11/06/29 (a)	200	202
Energy Transfer LP
5.80%, 06/15/38	2,335	2,259
Energy Transfer Partners LP
6.63%, (callable at 100 beginning 02/15/28) (f)	3,465	2,885
7.50%, 10/15/20	225	235
EP Energy LLC
6.38%, 06/15/23	375	111
KazMunayGas National Co. JSC
5.38%, 04/24/30 (a)	499	490
5.75%, 04/19/47	930	886
5.75%, 04/19/47 (a)	200	191
6.38%, 10/24/48 (a) (c)	710	713
Kinder Morgan Energy Partners LP
4.15%, 02/01/24	2,825	2,801
Kinder Morgan Inc.
5.55%, 06/01/45	3,020	3,011
Marathon Oil Corp.
4.40%, 07/15/27	5,430	5,175
MPLX LP
4.70%, 04/15/48	3,915	3,399
NuStar Logistics LP
4.80%, 09/01/20	125	122

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

191

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Oasis Petroleum Inc.
6.88%, 03/15/22	340	322
Oil & Gas Holding Co. BSC
8.38%, 11/07/28 (a)	200	204
Peru LNG Srl
5.38%, 03/22/30 (a)	200	195
Petroleos del Peru SA
4.75%, 06/19/32 (a)	400	384
Petroleos Mexicanos
6.42%, (3M USD LIBOR + 3.65%), 03/11/22 (b)	107	107
4.63%, 09/21/23	114	107
5.35%, 02/12/28 (a)	198	173
6.50%, 01/23/29 (a)	262	244
6.50%, 03/13/27 - 06/02/41	3,510	3,106
6.38%, 01/23/45	122	99
6.75%, 09/21/47	282	233
6.35%, 02/12/48 (a)	103	82
Precision Drilling Corp.
5.25%, 11/15/24	285	240
Range Resources Corp.
5.00%, 08/15/22	250	224
Rio Energy SA
6.88%, 02/01/25 (a)	150	110
Rockies Express Pipeline LLC
5.63%, 04/15/20 (a)	120	121
SemGroup Corp.
5.63%, 11/15/23	135	124
Sinopec Group Overseas Development 2015 Ltd.
3.25%, 04/28/25	600	570
SM Energy Co.
5.00%, 01/15/24	260	227
Southern Gas Corridor CJSC Co.
6.88%, 03/24/26	1,350	1,454
6.88%, 03/24/26 (a)	206	222
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23	940	936
6.95%, 03/18/30	410	441
Summit Midstream Holdings LLC
5.50%, 08/15/22	335	325
5.75%, 04/15/25	125	113
Targa Resources Partners LP
5.25%, 05/01/23	340	334
4.25%, 11/15/23	525	488
Total SA
2.71%, (callable at 100 beginning 05/05/23), EUR (f)	1,375	1,602
Tullow Oil Plc
7.00%, 03/01/25 (a)	200	185
Whiting Petroleum Corp.
5.75%, 03/15/21	375	357
WPX Energy Inc.
5.25%, 09/15/24	130	118
		43,892
Energy 0.0%
DCP Midstream LLC
5.35%, 03/15/20 (a)	150	151
Financials 15.5%
AerCap Ireland Capital Ltd.
4.45%, 10/01/25	3,120	2,971
Ally Financial Inc.
8.00%, 03/15/20	940	973
4.13%, 02/13/22 (c)	225	218
Antero Resources Finance Corp.
5.38%, 11/01/21	225	218
Ardagh Packaging Finance Plc
4.25%, 09/15/22 (a)	555	526
6.00%, 02/15/25 (a)	400	370
AXA Equitable Holdings Inc.
5.00%, 04/20/48 (a)	2,380	2,126
Banco de Credito e Inversiones
3.50%, 10/12/27 (a)	200	180
Banco Santander SA
3.80%, 02/23/28	2,635	2,349
	Shares/Par[1]	Value ($)
Bank of America Corp.
2.74%, 01/23/22	2,530	2,491
3.71%, 04/24/28	2,495	2,398
3.97%, 03/05/29	2,785	2,720
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28	450	446
CDW LLC
5.00%, 09/01/23	245	241
Charming Light Investments Ltd.
4.38%, 12/21/27	400	376
Chinalco Capital Holdings Ltd.
4.25%, 04/21/22	200	191
CIT Group Inc.
5.00%, 08/15/22	485	478
Citigroup Inc.
3.89%, 01/10/28 (b)	3,615	3,478
3.52%, 10/27/28	1,385	1,291
CNH Industrial Capital LLC
4.38%, 04/05/22	245	246
Corp. Financiera de Desarrollo SA
5.25%, 07/15/29 (a) (b)	408	408
CSN Resources SA
6.50%, 07/21/20 (c)	230	222
Dell EMC
5.88%, 06/15/21 (a)	150	150
5.45%, 06/15/23 (a)	3,630	3,694
6.02%, 06/15/26 (a)	2,365	2,379
Development Bank of Mongolia LLC
7.25%, 10/23/23	200	197
7.25%, 10/23/23 (a)	200	197
E.On International Finance BV
6.38%, 06/07/32, GBP	470	791
Goldman Sachs Group Inc.
2.60%, 04/23/20	1,265	1,252
3.69%, 06/05/28 (b)	2,600	2,418
3.81%, 04/23/29	4,850	4,514
4.02%, 10/31/38	2,080	1,827
5.15%, 05/22/45	2,020	1,878
GTH Finance BV
7.25%, 04/26/23	410	421
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (a)	130	118
Huarong Finance Co. Ltd.
4.00%, (callable at 100 beginning 11/07/22) (f)	200	183
4.50%, (callable at 100 beginning 01/24/22) (f)	200	188
JPMorgan Chase & Co.
4.01%, 04/23/29	3,865	3,797
JPMorgan Chase Bank NA
3.88%, 07/24/38 (b)	1,940	1,766
3.90%, 01/23/49	1,710	1,510
Jyske Realkredit A/S
2.00%, 10/01/47, DKK	4,891	750
Level 3 Financing Inc.
5.38%, 01/15/24	375	357
LPL Holdings Inc.
5.75%, 09/15/25 (a)	260	244
MDC-GMTN BV
4.50%, 11/07/28 (a) (c)	200	205
Morgan Stanley
5.45%, (callable at 100 beginning 07/15/19) (f)	1,405	1,370
3.59%, 07/22/28 (b)	6,345	5,996
MSCI Inc.
5.25%, 11/15/24 (a)	245	245
Nationwide Building Society
4.30%, 03/08/29 (a) (c)	1,135	1,058
Navient Corp.
4.88%, 06/17/19	865	863
NGG Finance Plc
5.63%, 06/18/73, GBP	1,730	2,324
Nielsen Co.
5.50%, 10/01/21 (a)	340	338
Nielsen Finance LLC
5.00%, 04/15/22 (a)	375	360
Nykredit Realkredit A/S
2.00%, 10/01/47, DKK	52,251	8,068

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

192

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
OUTFRONT Media Capital LLC
5.88%, 03/15/25	125	123
Oztel Holdings SPC Ltd.
6.63%, 04/24/28 (a)	200	183
Petrobras Global Finance BV
7.38%, 01/17/27	512	528
Realkredit Danmark A/S
2.00%, 10/01/47, DKK	40,960	6,265
Royal Bank of Scotland Group Plc
4.80%, 04/05/26	1,410	1,374
5.08%, 01/27/30 (b)	1,160	1,120
SABIC Capital II BV
4.00%, 10/10/23 (a)	200	201
Santander Holdings USA Inc.
4.45%, 12/03/21	2,180	2,202
Sasol Financing USA LLC
5.88%, 03/27/24	200	199
6.50%, 09/27/28	200	199
Shire Acquisitions Investments Ireland Ltd.
2.40%, 09/23/21	2,970	2,870
3.20%, 09/23/26	2,785	2,520
SLM Corp.
5.50%, 01/25/23	455	399
Springleaf Finance Corp.
6.13%, 05/15/22	750	727
5.63%, 03/15/23	345	316
Starwood Property Trust Inc.
3.63%, 02/01/21	125	120
Synchrony Financial
2.70%, 02/03/20	1,130	1,111
TC Ziraat Bankasi A/S
4.25%, 07/03/19	200	198
5.13%, 05/03/22 (a)	200	184
Thames Water Utilities Cayman Finance Ltd.
1.88%, 01/24/24, GBP	655	812
Trade & Development Bank of Mongolia LLC
9.38%, 05/19/20 (a)	200	208
Turkiye Ihracat Kredi Bankasi AS
6.13%, 05/03/24	350	321
Ukreximbank Via Biz Finance Plc
9.63%, 04/27/22 (a)	280	273
VICI Properties 1 LLC
8.00%, 10/15/23	100	108
Virgin Media Secured Finance Plc
5.50%, 08/15/26 (a)	200	186
Vnesheconombank Via VEB Finance Plc
6.90%, 07/09/20	300	306
6.03%, 07/05/22	380	381
Volkswagen International Finance NV
3.38%, (callable at 100 beginning 06/27/24), EUR (f)	4,300	4,598
Westpac Banking Corp.
5.00%, (callable at 100 begininng 09/21/27) (f) (g)	3,720	3,135
ZF North America Capital Inc.
4.00%, 04/29/20 (a)	150	149
		105,691
Financials 0.0%
Toll Brothers Finance Corp.
5.88%, 02/15/22	320	321
Health Care 2.8%
AbbVie Inc.
4.70%, 05/14/45	2,385	2,164
Acadia HealthCare Co. Inc.
5.63%, 02/15/23	265	250
Bayer AG
2.38%, 04/02/75, EUR	1,325	1,442
Centene Corp.
4.75%, 05/15/22	375	372
CVS Health Corp.
4.30%, 03/25/28	2,315	2,266
5.05%, 03/25/48	5,865	5,728
DaVita HealthCare Partners Inc.
5.75%, 08/15/22	245	245
	Shares/Par[1]	Value ($)
Halfmoon Parent Inc.
4.80%, 08/15/38 (a)	2,070	2,051
HCA Inc.
5.88%, 03/15/22	435	447
5.25%, 04/15/25	600	597
7.69%, 06/15/25	675	717
Hologic Inc.
4.38%, 10/15/25 (a)	120	112
Iqvia Ltd.
5.00%, 10/15/26 (a)	250	241
Mednax Inc.
6.25%, 01/15/27 (a)	125	121
Quintiles Transnational Corp.
4.88%, 05/15/23 (a)	340	334
Tenet Healthcare Corp.
7.50%, 01/01/22 (a)	330	335
6.75%, 06/15/23	500	469
Universal Health Services Inc.
4.75%, 08/01/22 (a)	340	339
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (a)	435	437
5.88%, 05/15/23 (a)	635	586
WellCare Health Plans Inc.
5.38%, 08/15/26 (a)	245	237
		19,490
Industrials 2.5%
ADT Corp.
6.25%, 10/15/21	325	330
ADT Security Corp.
4.88%, 07/15/32 (a)	325	243
Advanced Disposal Services Inc.
5.63%, 11/15/24 (a)	250	246
Aeropuerto Internacional de Tocumen SA
6.00%, 11/18/48 (a)	222	219
Aircastle Ltd.
6.25%, 12/01/19	240	246
Arconic Inc.
6.15%, 08/15/20	220	225
BBA US Holdings Inc.
5.38%, 05/01/26 (a)	250	236
Beacon Roofing Supply Inc.
6.38%, 10/01/23	220	218
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (c) (f)	10,081	7,762
Hertz Corp.
5.88%, 10/15/20	225	219
7.63%, 06/01/22 (a)	375	354
IHS Markit Ltd.
5.00%, 11/01/22 (a)	240	245
Indika Energy Capital III Pte Ltd.
5.88%, 11/09/24	400	349
Masonite International Corp.
5.63%, 03/15/23 (a)	245	238
Mexico City Airport Trust
5.50%, 07/31/47 (a)	200	176
Nielsen Co. Luxembourg SARL
5.00%, 02/01/25 (a)	125	118
Park Aerospace Holdings Ltd.
3.63%, 03/15/21 (a)	465	450
5.25%, 08/15/22 (a)	750	728
Prime Security Services Borrower LLC
9.25%, 05/15/23 (a)	655	675
RBS Global Inc.
4.88%, 12/15/25 (a)	125	115
RR Donnelley & Sons Co.
7.63%, 06/15/20	255	259
Sensata Technologies Finance Co. Plc
6.25%, 02/15/26 (a)	200	202
Stevens Holding Co. Inc.
6.13%, 10/01/26 (a)	245	241
Suzano Austria GmbH
7.00%, 03/16/47 (a)	221	226
Toll Brothers Finance Corp.
4.38%, 04/15/23	260	246

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

193

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
United Rentals North America Inc.
5.75%, 11/15/24	125	121
Westinghouse Air Brake Technologies Corp.
4.15%, 03/15/24 (h)	2,215	2,136
		16,823
Information Technology 2.5%
Amkor Technology Inc.
6.38%, 10/01/22	245	245
Apple Inc.
4.65%, 02/23/46	2,415	2,561
Broadcom Corp.
3.88%, 01/15/27	4,780	4,290
CDK Global Inc.
4.88%, 06/01/27	265	249
CommScope Inc.
5.00%, 06/15/21 (a)	340	337
CommScope Technologies LLC
6.00%, 06/15/25 (a)	265	241
EMC Corp.
2.65%, 06/01/20	265	254
First Data Corp.
5.38%, 08/15/23 (a)	340	334
5.00%, 01/15/24 (a)	375	362
Hewlett Packard Enterprise Co.
3.60%, 10/15/20	2,260	2,264
4.90%, 10/15/25	780	786
Inception Merger Sub Inc.
8.63%, 11/15/24 (a)	150	117
Infor Software Parent LLC
7.88%, 05/01/21 (a) (d)	245	238
j2 Cloud Services LLC
6.00%, 07/15/25 (a)	125	122
Microchip Technology Inc.
4.33%, 06/01/23 (a)	2,950	2,877
Nuance Communications Inc.
6.00%, 07/01/24	240	240
NXP BV
4.13%, 06/01/21 (a)	250	247
Open Text Corp.
5.63%, 01/15/23 (a)	335	336
5.88%, 06/01/26 (a)	125	124
Tsinghua Unic Ltd.
5.38%, 01/31/23	260	239
West Corp.
8.50%, 10/15/25 (a)	300	242
Western Digital Corp.
4.75%, 02/15/26	135	117
		16,822
Materials 2.0%
Ball Corp.
4.38%, 12/15/20	245	247
Berry Plastics Corp.
5.50%, 05/15/22	220	219
5.13%, 07/15/23	245	243
Big River Steel LLC
7.25%, 09/01/25 (a)	245	246
BWAY Holding Co.
5.50%, 04/15/24 (a)	245	231
Cemex SAB de CV
7.75%, 04/16/26	200	211
China Minmetals Corp.
3.75%, (callable at 100 beginning 11/13/22) (f)	644	581
4.45%, (callable at 100 beginning 05/13/21) (f)	210	205
CNAC HK Synbridge Co. Ltd.
5.13%, 03/14/28	410	415
Codelco
6.15%, 10/24/36	190	219
Crown Americas LLC
4.50%, 01/15/23	245	239
DowDuPont Inc.
4.73%, 11/15/28	1,340	1,391
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (a)	610	580
	Shares/Par[1]	Value ($)
Freeport-McMoRan Inc.
3.88%, 03/15/23	485	448
5.45%, 03/15/43	600	457
Graphic Packaging International Inc.
4.75%, 04/15/21	225	222
4.88%, 11/15/22	245	243
Hudbay Minerals Inc.
7.63%, 01/15/25 (a)	120	117
HudBay Minerals Inc.
7.25%, 01/15/23 (a)	335	331
Huntsman International LLC
4.88%, 11/15/20	240	241
NOVA Chemicals Corp.
5.25%, 08/01/23 (a)	340	322
4.88%, 06/01/24 (a)	525	477
Novelis Corp.
6.25%, 08/15/24 (a)	245	231
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22 (a)	470	465
Reynolds Group Holdings Inc.
6.88%, 02/15/21	168	167
Reynolds Group Issuer Inc.
5.13%, 07/15/23 (a)	455	433
Rusal Capital DAC
5.13%, 02/02/22	200	116
Sealed Air Corp.
4.88%, 12/01/22 (a)	440	436
Steel Dynamics Inc.
5.25%, 04/15/23	120	118
Suzano Austria GmbH
6.00%, 01/15/29 (a)	200	204
Teck Resources Ltd.
4.75%, 01/15/22	100	100
6.25%, 07/15/41	265	251
Vale Overseas Ltd.
6.25%, 08/10/26	1,880	2,030
Vedanta Resources Plc
8.25%, 06/07/21	200	199
VM Holding SA
5.38%, 05/04/27 (a)	638	616
WR Grace & Co.-Conn
5.13%, 10/01/21 (a)	120	119
		13,370
Real Estate 0.4%
Equinix Inc.
5.88%, 01/15/26	120	122
Iron Mountain Inc.
4.38%, 06/01/21 (a)	115	114
6.00%, 08/15/23	490	496
MPT Operating Partnership LP
5.50%, 05/01/24	485	483
Realogy Group LLC
4.50%, 04/15/19 (a)	125	125
Realogy Holdings Corp.
5.25%, 12/01/21 (a)	340	324
Unibail-Rodamco SE
2.13%, (callable at 100 beginning 10/25/23), EUR (f) (h)	700	759
		2,423
Utilities 1.6%
Abengoa Transmision Sur SA
6.88%, 04/30/43 (a)	198	218
Agua y Saneamientos Argentinos SA
6.63%, 02/01/23	210	150
Calpine Corp.
6.00%, 01/15/22 (a)	720	714
Centrica Plc
3.00%, 04/10/76, EUR (h)	1,400	1,564
Dynegy Inc.
7.63%, 11/01/24	450	476
EnBW Energie Baden-Wurttemberg AG
3.63%, 04/02/76, EUR (c)	2,580	3,045
Enel SpA
6.63%, 09/15/76, GBP	460	615

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

194

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Eskom Holdings SOC Ltd.
6.75%, 08/06/23	340	310
7.13%, 02/11/25	200	183
Israel Electric Corp. Ltd.
4.25%, 08/14/28 (a)	203	193
NRG Energy Inc.
6.63%, 01/15/27	600	608
Perusahaan Listrik Negara PT
5.45%, 05/21/28 (a)	200	201
6.15%, 05/21/48 (a)	500	502
SSE Plc
2.38%, (callable at 50 beginning 04/01/21), EUR (c) (f)	1,995	2,219
Talen Energy Supply LLC
9.50%, 07/15/22 (a)	120	121
Vistra Operations Co. LLC
5.50%, 09/01/26 (a)	125	121
		11,240
Total Corporate Bonds And Notes (cost $299,888)		286,528
SENIOR LOAN INTERESTS 2.3%
Communication Services 0.2%
Frontier Communications Corp.
Term Loan B-1, 6.10%, (3M LIBOR + 3.75%), 05/31/24 (b)	802	742
Intelsat Jackson Holdings SA
Term Loan B-3, 6.26%, (3M LIBOR + 3.75%), 11/27/23 (b)	720	696
Term Loan B-4, 7.01%, (3M LIBOR + 4.50%), 01/14/24 (b)	45	45
Syniverse Holdings Inc.
2nd Lien Term Loan, 11.46%, (3M LIBOR + 9.00%), 02/09/24 (b)	85	71
		1,554
Consumer Discretionary 0.5%
Advantage Sales & Marketing Inc.
2nd Lien Term Loan, 8.84%, (3M LIBOR + 6.50%), 07/10/22 (b)	170	133
Bass Pro Group LLC
Term Loan B, 7.52%, (3M LIBOR + 5.00%), 11/15/23 (b)	1,106	1,055
Cumulus Media New Holdings Inc.
Term Loan, 6.85%, (3M LIBOR + 4.50%), 05/15/22 (b)	398	371
Numericable Group SA
Term Loan B-11, 5.09%, (3M LIBOR + 2.75%), 07/31/25 (b)	818	746
Univision Communications Inc.
Term Loan C-5, 0.00%, (3M LIBOR + 2.75%), 03/15/24 (b) (i)	270	244
Term Loan C-5, 5.09%, (3M LIBOR + 2.75%), 03/15/24 (b)	816	737
		3,286
Consumer Staples 0.2%
Albertsons LLC
Term Loan B-5, 5.82%, (3M LIBOR + 3.00%), 12/21/22 (b)	536	514
Term Loan B-6, 5.69%, (3M LIBOR + 3.00%), 06/22/23 (b)	334	317
Dorna Sports SL
Term Loan B, 0.00%, (3M LIBOR + 3.50%), 04/12/24 (b) (i)	200	195
		1,026
Energy 0.0%
Gavilan Resources LLC
2nd Lien Term Loan, 8.50%, (3M LIBOR + 6.00%), 02/24/24 (b)	270	205
Financials 0.3%
Altice France SA
Term Loan B-13, 6.46%, (3M LIBOR + 4.00%), 07/13/26 (b)	500	471
Asurion LLC
Term Loan B-7, 0.00%, (3M LIBOR + 3.00%), 11/15/24 (b) (i)	255	243
Term Loan B-7, 5.52%, (3M LIBOR + 3.00%), 11/15/24 (b)	358	342
	Shares/Par[1]	Value ($)
Auris Luxembourg III SARL
Term Loan B, 0.00%, (3M LIBOR + 3.75%), 07/23/25 (b) (i)	785	762
Harland Clarke Holdings Corp.
Term Loan B-7, 7.14%, (3M LIBOR + 4.75%), 10/31/23 (b)	319	288
		2,106
Health Care 0.3%
Jaguar Holding Co. II
Term Loan, 4.84%, (3M LIBOR + 2.50%), 08/18/22 (b)	1,006	953
Valeant Pharmaceuticals International Inc.
Term Loan B, 5.38%, (3M LIBOR + 3.00%), 05/19/25 (b)	1,223	1,166
Term Loan B, 5.13%, (3M LIBOR + 2.75%), 11/26/25 (b)	20	19
		2,138
Industrials 0.2%
Avolon LLC
Term Loan B-3, 4.47%, (3M LIBOR + 2.00%), 01/15/25 (b)	796	764
Crosby US Acquisition Corp.
1st Lien Term Loan, 5.50%, (1M LIBOR + 3.00%), 11/07/20 (b)	573	513
2nd Lien Term Loan, 8.50%, (1M LIBOR + 6.00%), 11/07/21 (b) (j)	40	35
		1,312
Information Technology 0.2%
Hyland Software Inc.
2nd Lien Term Loan, 9.34%, (3M LIBOR + 7.00%), 05/24/25 - 07/10/25 (b)	125	123
IGT Holding IV AB
Term Loan B, 6.56%, (3M LIBOR + 3.75%), 07/24/24 (b)	140	135
Mitchell International Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 11/21/24 (b)	121	116
Rackspace Hosting Inc.
Incremental 1st Lien Term Loan, 5.58%, (1M LIBOR + 3.00%), 11/03/23 (b)	1,169	1,028
		1,402
Materials 0.3%
Proampac PG Borrower LLC
1st Lien Term Loan, 5.98%, (3M LIBOR + 3.50%), 11/18/23 (b)	81	77
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 11/18/23 (b)	36	35
1st Lien Term Loan, 6.08%, (3M LIBOR + 3.50%), 11/18/23 (b)	40	38
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.50%), 11/18/23 (b)	15	15
1st Lien Term Loan, 6.14%, (3M LIBOR + 3.50%), 11/18/23 (b)	50	47
1st Lien Term Loan, 7.75%, (3M LIBOR + 3.50%), 11/18/23 (b)	1	1
Reynolds Group Holdings Inc.
Term Loan, 5.09%, (3M LIBOR + 2.75%), 02/05/23 (b)	1,028	977
Starfruit Finco BV
Term Loan B, 5.60%, (3M LIBOR + 3.25%), 09/20/25 (b)	950	908
		2,098
Utilities 0.1%
Nautilus Power LLC
Term Loan B, 6.59%, (3M LIBOR + 4.25%), 04/28/24 (b)	405	399
Total Senior Loan Interests (cost $16,478)		15,526
GOVERNMENT AND AGENCY OBLIGATIONS 55.6%
Collateralized Mortgage Obligations 3.7%
Federal Home Loan Mortgage Corp.
Series 2017-M2-HQA2, 5.16%, (1M USD LIBOR + 2.65%), 12/26/29 (b)	3,270	3,314
Series 2017-M2-DNA1, REMIC, 5.76%, (1M USD LIBOR + 3.25%), 02/25/28 (b)	1,810	1,903

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

195

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Series 2017-M2-DNA2, REMIC, 5.96%, (1M USD LIBOR + 3.45%), 10/25/29 (b)	4,960	5,249
Series 2017-M2-DNA3, REMIC, 5.01%, (1M USD LIBOR + 2.50%), 03/25/30 (b)	4,172	4,172
Series 2018-M2-HQA1, REMIC, 4.81%, (1M USD LIBOR + 2.30%), 09/25/30 (b)	2,810	2,746
Federal National Mortgage Association
Series 2017-1M2-C07, REMIC, 4.91%, (1M USD LIBOR + 2.40%), 05/28/30 (b)	915	922
Series 2017-2M2-C07, REMIC, 5.01%, (1M USD LIBOR + 2.50%), 05/28/30 (b)	4,260	4,250
Series 2018-1M2-C01, REMIC, 4.76%, (1M USD LIBOR + 2.25%), 07/25/30 (b)	3,140	3,065
		25,621
Mortgage-Backed Securities 27.6%
Federal Home Loan Mortgage Corp.
TBA, 5.00%, 01/15/44 (k)	1,380	1,444
TBA, 4.50%, 01/15/47 (k)	12,725	13,167
TBA, 3.50%, 01/15/48 (k)	19,675	19,663
TBA, 4.00%, 01/15/48 (k)	38,540	39,278
Federal National Mortgage Association
TBA, 4.50%, 01/15/46 (k)	21,050	21,791
TBA, 3.50%, 01/15/48 (k)	14,765	14,759
TBA, 4.00%, 01/15/48 (k)	56,070	57,154
TBA, 5.00%, 01/15/48 (k)	1,920	2,011
Government National Mortgage Association
TBA, 4.00%, 01/15/48 (k)	6,005	6,149
TBA, 4.50%, 01/15/48 (k)	9,865	10,203
TBA, 5.00%, 01/15/49 (k)	2,865	2,980
		188,599
Sovereign 10.6%
Angola Government International Bond
8.25%, 05/09/28	330	311
9.38%, 05/08/48	512	479
Argentina Republic Government International Bond
8.28%, 12/31/33	2,482	1,917
2.50%, 12/31/38 (e)	3,670	2,014
7.63%, 04/22/46	750	544
6.88%, 01/11/48	359	248
Azerbaijan Government Bond
4.75%, 03/18/24	1,390	1,384
Banque Centrale de Tunisie SA
5.75%, 01/30/25	200	168
Belize Government International Bond
4.94%, 02/20/34 (e)	283	152
Bermuda Government International Bond
3.72%, 01/25/27	200	191
4.75%, 02/15/29	1,142	1,159
Brazil Government International Bond
6.00%, 04/07/26	390	415
4.63%, 01/13/28	200	193
5.63%, 01/07/41	250	239
5.00%, 01/27/45	250	218
5.63%, 02/21/47 (c)	290	273
Colombia Government International Bond
4.00%, 02/26/24 (c)	390	386
8.13%, 05/21/24	240	282
3.88%, 04/25/27	200	192
4.50%, 03/15/29	202	199
7.38%, 09/18/37	140	169
5.00%, 06/15/45	1,538	1,459
Costa Rica Government International Bond
7.16%, 03/12/45	1,080	926
7.16%, 03/12/45 (a)	536	460
Croatia Government International Bond
5.50%, 04/04/23	2,090	2,193
6.00%, 01/26/24	1,030	1,112
6.00%, 01/26/24 (a)	260	281
Dominican Republic International Bond
5.88%, 04/18/24 (a)	390	394
6.88%, 01/29/26 (a)	290	304
6.00%, 07/19/28	325	324
6.85%, 01/27/45 (a)	200	195
6.85%, 01/27/45	642	627
	Shares/Par[1]	Value ($)
Ecuador Government International Bond
9.65%, 12/13/26	210	192
9.63%, 06/02/27	200	181
8.88%, 10/23/27	530	450
Egypt Government International Bond
8.50%, 01/31/47	970	874
7.90%, 02/21/48	1,240	1,066
El Salvador Government International Bond
7.75%, 01/24/23	510	524
7.65%, 06/15/35	220	208
Export Credit Bank of Turkey
5.00%, 09/23/21	200	189
5.38%, 10/24/23 (a)	200	182
6.13%, 05/03/24 (a)	200	183
Federative Republic of Brazil
2.63%, 01/05/23	490	461
Ghana Government Bond
7.63%, 05/16/29	721	645
8.63%, 06/16/49	529	460
Ghana Government International Bond
10.75%, 10/14/30	200	226
Guatemala Government Bond
4.38%, 06/05/27 (a)	390	360
Hungary Government International Bond
7.63%, 03/29/41	720	1,013
Indonesia Government International Bond
3.70%, 01/08/22 (a)	780	773
4.13%, 01/15/25 (c)	1,390	1,367
4.35%, 01/08/27	200	197
4.35%, 01/08/27 (a)	200	197
4.75%, 02/11/29	340	344
5.25%, 01/17/42	750	753
4.35%, 01/11/48	201	183
Ivory Coast Government International Bond
5.75%, 12/31/32	4,338	3,818
Kazakhstan Government International Bond
5.13%, 07/21/25 (a)	780	827
Kenya Government International Bond
8.25%, 02/28/48	400	340
Lebanon Government International Bond
6.85%, 03/23/27	268	212
6.65%, 02/26/30	222	168
Mexico Government International Bond
4.15%, 03/28/27	390	377
4.35%, 01/15/47	390	336
Mongolia Government International Bond
10.88%, 04/06/21	500	551
5.63%, 05/01/23	1,080	1,021
8.75%, 03/09/24	200	214
Morocco Government International Bond
5.50%, 12/11/42 (a)	200	204
Nigeria Government International Bond
7.63%, 11/21/25	200	193
6.50%, 11/28/27	630	558
7.14%, 02/23/30	850	751
8.75%, 01/21/31	228	222
7.88%, 02/16/32	400	363
7.70%, 02/23/38	350	306
9.25%, 01/21/49	200	194
Oman Government International Bond
3.88%, 03/08/22 (a)	390	366
5.38%, 03/08/27 (a)	200	175
5.63%, 01/17/28	393	346
6.50%, 03/08/47	270	218
6.50%, 03/08/47 (a)	200	162
6.75%, 01/17/48	779	647
Panama Government International Bond
8.88%, 09/30/27	150	199
3.88%, 03/17/28	200	197
6.70%, 01/26/36	800	975
4.50%, 05/15/47	200	193
Paraguay Government International Bond
4.70%, 03/27/27 (a)	390	387
Perusahaan Penerbit SBSN Indonesia III
4.40%, 03/01/28	400	390

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

196

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Petroleos de Venezuela SA
0.00%, 05/16/24 - 04/12/27 (l) (m)	3,589	518
Qatar Government International Bond
2.38%, 06/02/21 (a)	390	382
3.25%, 06/02/26 (a)	200	193
4.50%, 04/23/28	253	264
4.63%, 06/02/46 (a)	200	205
5.10%, 04/23/48	460	483
Republic of Belarus International Bond
7.63%, 06/29/27	210	215
Republic of Ghana
10.75%, 10/14/30	470	531
Republic of Panama
3.75%, 03/16/25	390	386
Republic of Paraguay
6.10%, 08/11/44	310	322
Republic of Serbia
4.88%, 02/25/20 (a)	490	494
7.25%, 09/28/21	830	893
Russia Federal Bond
4.25%, 06/23/27	400	380
Russia Government Bond
7.50%, 03/31/30 (e)	194	212
Russia Government International Bond
5.25%, 06/23/47	1,000	937
Saudi Arabia Government International Bond
2.38%, 10/26/21 (a)	390	376
2.88%, 03/04/23	200	192
4.50%, 04/17/30	400	399
4.50%, 10/26/46 (a)	200	182
Saudi Government International Bond
3.25%, 10/26/26 (a)	200	187
Serbia International Bond
4.88%, 02/25/20	1,100	1,110
South Africa Government International Bond
4.88%, 04/14/26	390	371
4.30%, 10/12/28	600	534
5.88%, 06/22/30 (c)	556	545
5.00%, 10/12/46	200	168
Sri Lanka Government Bond
6.75%, 04/18/28 (c)	1,170	1,062
Sri Lanka Government International Bond
5.88%, 07/25/22	377	352
6.85%, 11/03/25 (c)	743	694
6.83%, 07/18/26	970	896
6.20%, 05/11/27	325	287
Trinidad & Tobago Government International Bond
4.50%, 08/04/26 (a)	590	548
Turkey Government International Bond
7.50%, 11/07/19	1,010	1,028
6.25%, 09/26/22	390	392
7.25%, 12/23/23	376	386
4.88%, 10/09/26	1,000	885
6.00%, 03/25/27	855	804
5.13%, 02/17/28	528	462
6.13%, 10/24/28	1,897	1,767
5.75%, 05/11/47	200	163
Turkiye Cumhuriyeti Basbakanlik
6.00%, 01/14/41	480	405
Ukraine Government International Bond
7.75%, 09/01/25 - 09/01/27	1,710	1,470
9.75%, 11/01/28	200	188
7.38%, 09/25/32	1,220	970
0.00%, 05/31/40 (a) (b)	400	228
United Mexican States
5.75%, 10/12/10	2,030	1,907
Uruguay Government International Bond
4.38%, 10/27/27	390	390
5.10%, 06/18/50	770	759
Venezuela Government International Bond
0.00%, 10/13/24 (l) (m)	1,169	269
Zambia Government International Bond
8.50%, 04/14/24	300	224
		72,361
	Shares/Par[1]	Value ($)
Treasury Inflation Indexed Securities 8.1%
U.S. Treasury Inflation Indexed Bond
3.38%, 04/15/32 (n)	4,409	5,663
U.S. Treasury Inflation Indexed Note
2.00%, 01/15/26 (n)	9,454	10,089
3.63%, 04/15/28 (n)	7,810	9,587
2.50%, 01/15/29 (n)	2,132	2,428
3.88%, 04/15/29 (n)	19,813	25,225
1.00%, 02/15/46 (n)	2,551	2,426
		55,418
U.S. Treasury Securities 5.6%
U.S. Treasury Bond
3.88%, 08/15/40	4,655	5,353
U.S. Treasury Note
2.13%, 12/31/21	2,155	2,134
2.38%, 08/15/24	10,205	10,114
2.25%, 02/15/27 - 11/15/27	21,230	20,514
		38,115
Utilities 0.0%
Eskom Holdings SOC Ltd.
7.13%, 02/11/25 (a)	219	200
Total Government And Agency Obligations (cost $385,189)		380,314
COMMON STOCKS 0.0%
Communication Services 0.0%
Cumulus Media Inc. - Class A (l)	5	55
Total Common Stocks (cost $64)		55
SHORT TERM INVESTMENTS 6.9%
Investment Companies 2.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (o) (p)	17,881	17,881
Securities Lending Collateral 2.0%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (o) (p)	13,731	13,731
Treasury Securities 2.3%
U.S. Treasury Bill
2.15%, 02/28/19 (q) (r)	15,360	15,302
Total Short Term Investments (cost $46,914)		46,914
Total Investments 119.1% (cost $831,579)		814,370
Other Derivative Instruments 0.0%		187
Other Assets and Liabilities, Net (19.1)%		(130,926)
Total Net Assets 100.0%		683,631

(a)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $76,406 and 11.2%, respectively.

(b)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c)   All or portion of the security was on loan.

(d)   Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(e)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(f)  Perpetual security. Next contractual call date presented, if applicable.

(g)   Convertible security.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

197

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Shares/Par[1]	Value ($)

(h)  The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(i)   This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(j)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(k)   All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $186,984.

(l)   Non-income producing security.

(m)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(n)   Treasury inflation indexed note, par amount is adjusted for inflation.

(o)   Investment in affiliate.

(p)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(q)   All or a portion of the security is pledged or segregated as collateral.

(r)  The coupon rate represents the yield to maturity.

JNL/Oppenheimer Emerging Markets Innovator Fund
COMMON STOCKS 94.0%
Argentina 0.6%
Despegar.com Corp. (a)	211	2,622
Brazil 5.9%
Fleury SA	644	3,287
Linx SA	818	6,881
Localiza Rent a Car SA	932	7,152
Odontoprev SA	1,762	6,251
Raia Drogasil SA	264	3,890
		27,461
China 14.3%
3SBio Inc. (b) (c)	3,303	4,241
AAC Technologies Holdings Inc.	282	1,634
Baozun Inc. - ADR (a) (b)	196	5,720
Bright Scholar Education Holdings Ltd. - ADS (a) (b)	269	2,480
Brilliance China Automotive Holdings Ltd.	2,784	2,076
China Maple Leaf Educational Systems Ltd.	10,842	4,803
Estun Automation Co. Ltd. - Class A	1,747	2,165
Four Seasons Education Cayman Inc. - ADR (b)	366	897
Fu Shou Yuan International Group Ltd.	8,742	6,599
HOSA International Ltd. (d) (e)	7,408	254
Huami Corp. - Class A - ADR (a) (b)	130	1,275
Huazhu Group Ltd. - ADS	265	7,593
Innovent Biologics Inc. (a) (c)	470	1,453
New Oriental Education & Technology Group - ADR (a)	36	1,996
Silergy Corp.	347	5,110
SITC International Holdings Co. Ltd.	2,485	2,339
TAL Education Group - ADS (a)	152	4,054
Wuxi Biologics Cayman Inc. (a) (c)	928	5,880
Zhongsheng Group Holdings Ltd.	3,275	6,439
		67,008
Egypt 0.9%
Commercial International Bank Egypt SAE	1,002	4,140
Georgia 0.3%
Bank of Georgia Group Plc	86	1,502
Greece 1.0%
JUMBO SA	308	4,495
Hong Kong 4.9%
Kerry Logistics Network Ltd.	3,508	5,181
Kingdee International Software Group Co. Ltd. (b)	4,592	4,037
Mandarin Oriental International Ltd.	1,846	3,759
Minth Group Ltd.	1,492	4,821
Sunny Optical Technology Group Co. Ltd.	607	5,403
		23,201
Hungary 0.8%
OTP Bank Plc	88	3,543
	Shares/Par[1]	Value ($)
India 13.5%
Arvind Ltd. (d)	659	2,824
Biocon Ltd.	1,708	15,374
Cholamandalam Investment and Finance Co. Ltd.	240	4,332
Coromandel International Ltd.	831	5,373
Kaveri Seed Co. Ltd.	206	1,693
Mindtree Ltd.	376	4,659
Oberoi Realty Ltd.	787	4,975
Odisha Cement Ltd. (a)	248	3,902
Shree Cement Ltd.	12	2,942
Shriram Transport Finance Co. Ltd.	245	4,352
Syngene International Ltd. (c)	725	5,821
VOLTAS Ltd.	866	6,869
		63,116
Indonesia 1.7%
Ace Hardware Indonesia Tbk PT	77,988	8,093
Kenya 0.7%
Equity Group Holdings Ltd.	9,975	3,414
Luxembourg 2.0%
Globant SA (a)	165	9,302
Malaysia 1.8%
Karex Bhd	4,749	539
My EG Services Bhd	32,724	7,717
		8,256
Mexico 2.8%
Alsea SAB de CV (b)	2,090	5,444
Gentera SAB de CV (b)	6,072	4,478
Grupo Rotoplas SAB de CV (b)	2,963	3,333
		13,255
Pakistan 0.6%
Lucky Cement Ltd.	859	2,691
Peru 0.3%
Credicorp Ltd.	6	1,268
Philippines 1.7%
International Container Terminal Services Inc.	1,908	3,621
Jollibee Foods Corp.	646	3,584
Philippine Seven Corp.	390	920
		8,125
Poland 0.7%
KRUK SA	78	3,265
Russian Federation 0.6%
Moscow Exchange MICEX-RTS OAO	2,551	2,967
South Africa 5.5%
Capitec Bank Holdings Ltd.	133	10,350
Clicks Group Ltd.	471	6,264
Discover Ltd.	418	4,645
Spar Group Ltd.	327	4,710
		25,969
South Korea 13.1%
Caregen Co. Ltd.	37	2,354
Cosmax Inc. (b)	70	8,110
Daum Communications Corp.	80	7,402
Fila Korea Ltd.	199	9,594
Hugel Inc. (a)	9	3,056
Koh Young Technology Inc.	88	6,466
Medy-Tox Inc.	27	13,792
NCSoft Corp.	16	6,735
Seegene Inc. (a)	256	3,672
		61,181
Taiwan 16.0%
AirTAC International Group	523	5,153
ASMedia Technology Inc.	744	12,118
Chailease Holding Co. Ltd.	2,339	7,376
Cub Elecparts Inc.	674	5,291
Eclat Textile Co. Ltd.	164	1,862
eMemory Technology Inc.	262	2,233
Hota Industrial Manufacturing Co. Ltd.	1,377	5,403
LandMark Optoelectronics Corp.	624	4,537
Largan Precision Co. Ltd.	32	3,352
Nien Made Enterprise Co. Ltd.	353	2,708

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

198

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
President Chain Store Corp.	329	3,322
Sunny Friend Environmental Technology Co. Ltd.	513	3,391
TaiMed Biologics Inc. (a)	629	3,396
Taiwan Liposome Co. Ltd. (a)	243	710
Taiwan Union Technology Corp.	952	2,781
TCI Co. Ltd.	363	6,139
Voltronic Power Technology Corp.	288	5,031
		74,803
Thailand 2.0%
Beauty Community PCL (b)	27,673	5,584
Bumrungrad Hospital PCL (b)	442	2,546
Minor International PCL	1,221	1,275
		9,405
United Arab Emirates 0.9%
NMC Health Plc (b)	123	4,309
United Kingdom 0.5%
Georgia Capital Plc (a)	173	2,263
United States of America 0.7%
Pagseguro Digital Ltd. - Class A (a) (b)	183	3,435
Vietnam 0.2%
Vietnam Dairy Products JSC	171	884
Total Common Stocks (cost $479,243)		439,973
PREFERRED STOCKS 0.6%
Colombia 0.6%
Banco Davivienda SA	309	2,945
Total Preferred Stocks (cost $3,260)		2,945
SHORT TERM INVESTMENTS 8.6%
Investment Companies 5.5%
JNL Government Money Market Fund - Institutional Class, 2.31% (f) (g)	25,829	25,829
Securities Lending Collateral 3.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (f) (g)	14,570	14,570
Total Short Term Investments (cost $40,399)		40,399
Total Investments 103.2% (cost $522,902)		483,317
Other Assets and Liabilities, Net (3.2)%		(15,058)
Total Net Assets 100.0%		468,259

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $17,395 and 3.7%, respectively.

(d)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(f)   Investment in affiliate.

(g)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/PIMCO Income Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 25.8%
Adagio IV CLO DAC
Series IV-A1R-A, 0.66%, (3M EURIBOR + 0.66%), 10/15/29, EUR (a) (b)	5,650	6,452
Series IV-A2R-A, 1.10%, 10/15/29, EUR (b)	600	683
AFC Home Equity Loan Trust
Series 2000-2A-1, REMIC, 3.15%, (1M USD LIBOR + 0.64%), 03/25/30 (a)	1,741	1,598
Air Canada Pass-Through Trust
Series 2017-B-1, 3.70%, 01/15/26 (c) (d)	24	23
Alpine Securitization
Series 2005-1A1-59, REMIC, 2.80%, (1M USD LIBOR + 0.33%), 11/20/35 (a)	3,302	3,107
	Shares/Par[1]	Value ($)
Alternative Loan Trust
Series 2005-2A3A-AR1, REMIC, 2.86%, (1M USD LIBOR + 0.35%), 10/25/35 (a)	14,048	12,784
Atrium XII LLC
Series AR-12A, 3.30%, (3M USD LIBOR + 0.83%), 04/22/27 (a) (b)	5,600	5,533
Attentus CDO III Ltd.
Series 2007-A2-3A, REMIC, 2.87%, (3M USD LIBOR + 0.45%), 10/11/42 (a) (b)	8,150	7,261
Banc of America Funding Trust
Series 2005-5M1-A, REMIC, 2.92%, (1M USD LIBOR + 0.68%), 02/20/35 (a)	4,750	4,641
BBCMS Trust
Series 2018-A-RRI, REMIC, 3.16%, (1M USD LIBOR + 0.70%), 02/18/20 (a) (b)	2,357	2,335
Series 2018-B-RRI, REMIC, 3.51%, (1M USD LIBOR + 1.05%), 02/18/20 (a) (b)	800	792
Series 2018-C-RRI, REMIC, 3.71%, (1M USD LIBOR + 1.25%), 02/18/20 (a) (b)	600	594
Series 2018-D-RRI, REMIC, 4.51%, (1M USD LIBOR + 2.05%), 02/18/20 (a) (b)	400	394
Series 2018-E-RRI, REMIC, 5.56%, (1M USD LIBOR + 3.10%), 02/18/20 (a) (b)	2,600	2,556
Interest Only, Series 2018-XCP-RRI, REMIC, 1.19%, 02/15/33 (a) (b)	6,000	79
BCAP LLC Trust
Series 2009-17A3-RR13, REMIC, 5.88%, 04/26/37 (a) (b)	6,775	5,605
BCMSC Trust
Series 1999-A5-B, REMIC, 7.44%, 12/15/29 (a)	6,296	2,299
Bear Stearns Alt-A Trust
Series 2005-12A1-8, REMIC, 3.05%, (1M USD LIBOR + 0.54%), 10/25/35 (a)	11,119	10,868
Chevy Chase Funding LLC Mortgage-Backed Certificates
Series 2004-A1-1A, 2.79%, (1M USD LIBOR + 0.28%), 01/25/35 (a) (b)	1,073	1,004
CHL Mortgage Pass-Through Trust
Series 2006-2A1-OA5, REMIC, 2.71%, (1M USD LIBOR + 0.20%), 04/25/36 (a)	4,316	3,703
Series 2006-A1-17, REMIC, 6.00%, 12/25/36	2,164	1,659
Citigroup Mortgage Loan Trust
Series 2006-2A1A-4, REMIC, 6.00%, 12/25/35	6,639	6,557
Series 2013-1A4-2, REMIC, 4.79%, 11/25/37 (a) (b)	10,195	9,824
Civic Mortgage Trust
Series 2018-A1-2, 4.35%, 11/25/22 (b)	95	95
Conseco Finance Corp.
Series 1999-A6-5, REMIC, 7.50%, 03/01/30	3,873	2,606
Countrywide Alternative Loan Trust
Series 2005-1A1-35CB, 5.50%, 09/25/35	1,435	1,329
Series 2006-1A1A-OA17, REMIC, 2.67%, (1M USD LIBOR + 0.20%), 12/20/46 (a)	2,912	2,455
Series 2005-B1-J4, REMIC, 3.86%, (1M USD LIBOR + 1.35%), 07/25/35 (a)	3,224	3,156
Series 2005-A3-38, REMIC, 2.86%, (1M USD LIBOR + 0.70%), 09/25/35 (a)	524	476
Series 2005-A1-81, REMIC, 2.79%, (1M USD LIBOR + 0.28%), 02/25/36 (a)	1,507	1,314
Series 2007-2A1-19, REMIC, 6.50%, 08/25/37	4,959	3,450
Countrywide Asset-Backed Certificates
Series 2004-M4-AB2, REMIC, 3.78%, (1M USD LIBOR + 1.28%), 11/25/34 (a)	2,230	1,759
Series 2006-2A4-20, REMIC, 2.74%, (1M USD LIBOR + 0.23%), 09/25/35 (a)	14,200	10,945
CPS Auto Receivable Trust
Series 2017-A-D, 1.87%, 03/15/21 (b)	1,303	1,298
Credit Suisse Mortgage Capital Certificates
Series 2009-5A9-11R, REMIC, 3.77%, 08/26/36 (a) (b)	5,161	5,141
Credit-Based Asset Servicing and Securitization LLC
Series 2006-A2C-CB8, REMIC, 2.66%, (1M USD LIBOR + 0.15%), 10/25/36 (a)	9,328	8,136
Crestline Denali CLO Ltd.
Series 2013-A1LR-1A, 3.56%, (3M USD LIBOR + 1.05%), 10/26/27 (a) (b)	8,250	8,205
CSMC Mortgage-Backed Trust
Series 2006-1A11-6, REMIC, 6.00%, 07/25/36	731	582

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

199

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
CSMC Series
Series 2009-1A2-5R, REMIC, 4.02%, 06/26/36 (a) (b)	4,934	4,716
Eurosail Plc
Series 2007-A3A-6NCX, 1.60%, (3M GBP LIBOR + 0.70%), 09/13/45, GBP (a)	56	67
GE Business Loan Trust
Series 2006-A-2, REMIC, 2.64%, (1M USD LIBOR + 0.18%), 11/15/34 (a) (b)	2,871	2,742
Great Wolf Trust
Series 2017-A-WOLF, 3.46%, (1M USD LIBOR + 0.85%), 09/16/19 (a) (b)	3,600	3,533
Series 2017-B-WOLF, 3.66%, (1M USD LIBOR + 1.10%), 09/16/19 (a) (b)	4,600	4,568
GSMSC Resecuritization Trust
Series 2015-B-8R, REMIC, 6.22%, 04/28/37 (a) (b)	20,190	7,089
GSR Mortgage Loan Trust
Series 2004-1AF-4, REMIC, 2.91%, (1M USD LIBOR + 0.40%), 06/25/34 (a) (b)	6,642	6,384
Harley Marine Financing LLC
Series 2018-A2-1A, 5.68%, 05/15/22 (b)	393	271
Jamestown CLO IV Ltd.
Series 2014-A1AR-4A, 3.13%, (3M USD LIBOR + 0.69%), 07/15/26 (a) (b)	3,500	3,470
JPMorgan Alternative Loan Trust
Series 2006-1A1-A5, REMIC, 2.67%, (1M USD LIBOR + 0.16%), 10/25/36 (a)	2,391	2,292
JPMorgan Mortgage Acquisition Trust
Series 2005-M6-FLD1, REMIC, 3.59%, (1M USD LIBOR + 1.08%), 07/25/35 (a)	4,000	3,920
LP Credit Card ABS Master Trust
Series 2018-A-1, 3.83%, (1M USD LIBOR + 1.55%), 08/20/24 (a) (b)	605	606
Marlette Funding Trust
Series 2018-A-4A, 3.71%, 12/15/28 (b)	195	196
METAL Ltd.
Series 2017-A-1, 4.58%, 10/15/24 (b)	1,701	1,716
Morgan Stanley Resecuritization Trust
Series 2014-2AD-R3, REMIC, 4.54%, 07/28/48 (a) (b)	6,825	6,882
NCUA Guaranteed Notes Trust
Series 2011-1A-R1, 2.83%, (1M USD LIBOR + 0.45%), 01/08/20 (a)	5,864	5,863
Newgate Funding PLC
Series 2007-A3-2X, 1.07%, (3M GBP LIBOR + 0.16%), 12/15/50, GBP (a)	4,900	5,577
Palmer Square Loan Funding Ltd.
Series 2018-A1-4A, 3.30%, (3M USD LIBOR + 0.90%), 11/15/26 (a) (b)	250	248
People's Choice Home Loan Securities Trust
Series 2005-M3-3, REMIC, 3.17%, (1M USD LIBOR + 0.86%), 08/25/35 (a)	6,543	5,803
Residential Asset Securitization Trust
Series 2005-A5-A5, REMIC, 2.91%, (1M USD LIBOR + 0.40%), 05/25/35 (a)	1,561	1,244
RFMSI Trust
Series 2007-A5-S4, REMIC, 6.00%, (1M USD LIBOR + 0.60%), 04/25/37 (a)	2,608	2,386
Saxon Asset Securities Trust
Series 2004-M1-1, REMIC, 3.11%, (1M USD LIBOR + 0.80%), 03/25/35 (a)	3,318	3,256
Securitized Asset Backed Receivables LLC Trust
Series 2005-M2-FR3, 3.48%, (1M USD LIBOR + 0.98%), 04/25/35 (a)	3,677	2,686
Securitized Term Auto Receivables Trust
Series 2017-A2A-2A, 1.78%, 01/27/20 (b)	2,161	2,157
SG Mortgage Securities Trust
Series 2005-M3-OPT1, 2.98%, (1M USD LIBOR + 0.47%), 10/25/35 (a)	4,975	4,338
S-Jets Ltd.
Series 2017-A-1, 3.97%, 08/15/25 (b)	1,594	1,609
SLM Private Education Loan Trust
Series 2011-A3-B, 4.71%, (1M USD LIBOR + 2.25%), 05/15/19 (a) (b)	12,455	12,687
	Shares/Par[1]	Value ($)
Starwood Waypoint Homes Trust
Series 2017-A-1, REMIC, 3.41%, (1M USD LIBOR + 0.95%), 10/18/19 (a) (b)	5,125	5,117
Series 2017-B-1, REMIC, 3.63%, (1M USD LIBOR + 1.17%), 10/18/19 (a) (b)	600	599
Series 2017-C-1, REMIC, 3.86%, (1M USD LIBOR + 1.40%), 10/18/19 (a) (b)	2,100	2,100
Series 2017-D-1, REMIC, 4.41%, (1M USD LIBOR + 1.95%), 10/18/19 (a) (b)	300	301
THL Credit Wind River CLO Ltd.
Series 2015-A1R-2A, 3.31%, 10/15/27 (b)	4,200	4,148
Tralee CLO V Ltd.
Series 2018-A1-5A, 3.87%, (3M USD LIBOR + 1.11%), 10/20/28 (a) (b)	500	493
TruPS Financials Note Securitization Ltd.
Series 2017-A1-2A, 4.36%, 09/20/39 (b)	3,208	3,213
WaMu Mortgage Pass-Through Certificates
Series 2005-1A3-AR10, REMIC, 4.13%, 09/25/35 (a)	3,936	3,885
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-4A2-OA3, REMIC, 2.86%, (12M US Federal Reserve Cumulative Average CMT + 0.70%), 04/25/47 (a)	2,206	1,775
Wells Fargo Commercial Mortgage Trust
Series 2017-A-HSDB, 3.28%, (1M USD LIBOR + 0.85%), 12/15/20 (a) (b)	3,065	3,031
Series 2017-B-HSDB, 3.53%, (1M USD LIBOR + 1.10%), 12/15/20 (a) (b)	2,542	2,518
Series 2017-D-HSDB, 4.28%, (1M USD LIBOR + 1.84%), 12/13/23 (a) (b)	178	176
Wells Fargo Mortgage-Backed Securities Trust
Series 2007-1A20-8, REMIC, 6.00%, 07/25/37	6,178	6,048
Series 2007-A1-AR7, REMIC, 4.77%, 12/25/37 (a)	1,937	1,847
Total Non-U.S. Government Agency Asset-Backed Securities (cost $278,148)		272,855
CORPORATE BONDS AND NOTES 30.1%
Communication Services 3.4%
Altice Luxembourg SA
5.88%, 02/01/27, EUR	1,000	1,128
8.13%, 02/01/27 (b)	300	283
AT&T Inc.
3.49%, (3M USD LIBOR + 0.75%), 06/01/21 (a)	1,834	1,815
3.96%, (3M USD LIBOR + 1.18%), 06/12/24 (a)	407	395
Charter Communications Operating LLC
3.58%, 07/23/20	2,134	2,132
4.46%, 07/23/22	212	214
4.19%, (3M USD LIBOR + 1.65%), 02/01/24 (a)	322	316
4.50%, 02/01/24	86	86
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22	110	110
Comcast Corp.
2.74%, (3M USD LIBOR + 0.33%), 10/01/20 (a)	252	250
2.85%, (3M USD LIBOR + 0.44%), 10/01/21 (a)	93	92
3.04%, (3M USD LIBOR + 0.63%), 04/15/24 (a)	276	270
CSC Holdings LLC
8.63%, 02/15/19	1,200	1,206
DISH DBS Corp.
7.88%, 09/01/19	2,120	2,167
5.13%, 05/01/20	1,000	993
iHeartCommunications Inc.
0.00%, 03/01/21 (b) (e) (f)	658	435
0.00%, 12/15/19 - 03/15/23 (e) (f)	10,783	7,221
Intelsat Jackson Holdings Ltd.
8.00%, 02/15/24 (b)	790	814
Intelsat Jackson Holdings SA
5.50%, 08/01/23	35	31
8.50%, 10/15/24 (b)	755	729
Intelsat Luxembourg SA
7.75%, 06/01/21	540	491
Netflix Inc.
3.63%, 05/15/27, EUR	800	887
4.63%, 05/15/29, EUR (b)	400	449
Numericable Group SA
6.25%, 05/15/24 (b)	900	839

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

200

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SoftBank Group Corp.
4.00%, 04/20/23, EUR	700	824
Sprint Capital Corp.
6.90%, 05/01/19	7,822	7,876
Sprint Corp.
7.25%, 09/15/21	1,650	1,687
7.63%, 03/01/26	126	126
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (b)	1,581	1,560
4.74%, 03/20/25 (b)	200	196
5.15%, 03/20/28 (b)	400	394
T-Mobile USA Inc.
4.75%, 02/01/28	22	20
Univision Communications Inc.
5.13%, 05/15/23 (b)	42	38
Wind Tre SpA
2.63%, 01/20/23, EUR (b)	200	207
2.75%, (3M EURIBOR + 2.75%), 01/20/24, EUR (a) (b)	200	204
		36,485
Consumer Discretionary 1.4%
AA Bond Co. Ltd.
2.88%, 01/31/22, GBP	200	236
Altice SA
7.25%, 05/15/22, EUR	440	469
Bacardi Ltd.
4.50%, 01/15/21 (b)	1,600	1,614
4.45%, 05/15/25 (b)	200	197
4.70%, 05/15/28 (b)	200	191
Diamond Resorts International Inc.
7.75%, 09/01/23 (b)	966	921
DriveTime Automotive Group Inc.
8.00%, 06/01/21 (b) (g)	750	752
General Motors Co.
3.39%, (3M USD LIBOR + 0.80%), 08/07/20 (a)	990	984
GLP Capital LP
5.25%, 06/01/25	100	99
Hilton Domestic Operating Co. Inc.
5.13%, 05/01/26 (b)	177	170
Intrepid Aviation Group Holdings LLC
8.50%, 08/15/21 (b) (g)	2,280	2,247
Marriott International Inc.
6.50%, 09/15/26 (b)	135	130
MGM Resorts International
8.63%, 02/01/19	2,500	2,510
5.25%, 03/31/20	3,080	3,093
Mitchells & Butlers Finance Plc
6.01%, 12/15/28, GBP (h)	57	82
Sands China Ltd.
4.60%, 08/08/23 (b) (i)	400	398
5.13%, 08/08/25 (b) (i)	400	396
5.40%, 08/08/28 (b) (i)	600	579
Securitization Trust
4.50%, 04/01/27 (g) (i)	70	64
VOC Escrow Ltd.
5.00%, 02/15/28 (b)	60	56
Wyndham Destinations Inc.
4.25%, 03/01/22 (g)	10	10
4.15%, 04/01/24 (h)	18	17
Wyndham Worldwide Corp.
3.90%, 03/01/23	16	15
		15,230
Consumer Staples 0.2%
BAT Capital Corp.
2.76%, 08/15/22	1,742	1,646
Campbell Soup Co.
3.29%, (3M USD LIBOR + 0.50%), 03/16/20 (a)	160	159
3.42%, (3M USD LIBOR + 0.63%), 03/15/21 (a)	120	118
Danone SA
1.69%, 10/30/19 (b)	200	197
General Mills Inc.
2.98%, (3M USD LIBOR + 0.54%), 04/16/21 (a)	176	173
3.20%, 04/16/21	31	31
		2,324
	Shares/Par[1]	Value ($)
Energy 1.6%
Andeavor Logistics LP
3.50%, 12/01/22	10	10
4.25%, 12/01/27	10	9
Enable Midstream Partners LP
4.95%, 05/15/28	91	87
Enbridge Inc.
2.81%, (3M USD LIBOR + 0.40%), 01/10/20 (a)	910	907
Energy Transfer Partners LP
4.20%, 09/15/23	104	103
4.95%, 06/15/28	152	149
6.00%, 06/15/48	24	23
Enterprise Products Operating LLC
3.50%, 02/01/22	66	66
EQT Corp.
3.17%, (3M USD LIBOR + 0.77%), 10/01/20 (a)	62	60
Marathon Oil Corp.
2.80%, 11/01/22	132	124
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%, 12/01/21 (c)	62	60
Odebrecht Offshore Drilling Finance Ltd.
6.72%, 12/01/22 (c)	15	14
ONEOK Inc.
4.55%, 07/15/28	108	107
5.20%, 07/15/48	90	86
ONGC Videsh Ltd.
3.25%, 07/15/19	3,800	3,796
Ras Laffan Liquefied Natural Gas Co. Ltd. III
6.75%, 09/30/19	6,000	6,150
Sabine Pass Liquefaction LLC
6.25%, 03/15/22	700	737
Shelf Drilling Holdings Ltd.
8.25%, 02/15/25 (b)	20	17
Sinopec Group Overseas Development 2016 Ltd.
1.75%, 09/29/19 (b)	3,870	3,832
Sunoco Logistics Partners Operations LP
5.50%, 02/15/20	700	713
Sunoco LP
4.88%, 01/15/23	54	53
		17,103
Financials 17.3%
AerCap Ireland Capital Ltd.
5.00%, 10/01/21	2,810	2,855
Ally Financial Inc.
3.50%, 01/27/19	170	170
4.13%, 03/30/20	3,790	3,744
8.00%, 11/01/31	9	10
Altice Financing SA
5.25%, 02/15/23, EUR	7,340	8,454
6.63%, 02/15/23 (b)	1,900	1,829
Ambac LSNI LLC
7.80%, (3M USD LIBOR + 5.00%), 02/12/23 (a) (b)	1,179	1,180
American International Group Inc.
5.75%, 04/01/48	162	142
Ardonagh Midco 3 Plc
8.38%, 07/15/23, GBP	410	441
Assurant Inc.
4.20%, 09/27/23	72	72
Athene Holding Ltd.
4.13%, 01/12/28	54	49
AXA Equitable Holdings Inc.
3.90%, 04/20/23 (b)	30	30
4.35%, 04/20/28 (b)	184	175
5.00%, 04/20/48 (b)	108	96
Banco Bilbao Vizcaya Argentaria SA
6.75%, (callable at 100 beginning 02/18/20), EUR (j)	3,000	3,387
Banco Santander SA
6.25%, (callable at 100 beginning 09/11/21), EUR (j)	200	225
Bank of America Corp.
5.88%, (callable at 100 beginning 03/15/28) (j)	2,580	2,357
3.47%, (3M USD LIBOR + 0.65%), 06/25/22 (a)	640	632

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

201

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Bank of China Ltd.
3.79%, (3M USD LIBOR + 1.05%), 03/01/19 (a)	5,200	5,202
Bank of Ireland
7.38%, (callable at 100 beginning 06/18/20), EUR (j)	400	477
Barclays Bank Plc
6.50%, (callable at 100 beginning 09/15/19), EUR (j)	1,100	1,226
7.63%, 11/21/22	700	726
Barclays Plc
7.00%, (callable at 100 beginning 09/15/19), GBP (j)	1,300	1,612
7.25%, (callable at 100 beginning 03/15/23), GBP (j) (k)	2,900	3,689
7.75%, (callable at 100 beginning 09/15/23) (j)	1,700	1,637
8.00%, (callable at 100 beginning 12/15/20), EUR (j)	6,702	8,090
14.00%, (callable at 100 beginning 06/15/19), GBP (j)	450	599
4.61%, 02/15/23	2,200	2,190
3.13%, 01/17/24, GBP	100	126
4.01%, (3M USD LIBOR + 1.38%), 05/16/24 (a)	600	573
4.34%, 05/16/24 (a) (k)	400	390
4.97%, 05/16/29 (a) (k)	200	193
3.25%, 02/12/27 - 01/17/33, GBP	600	713
Bayer US Finance II LLC
3.45%, (3M USD LIBOR + 0.63%), 06/25/21 (a) (b)	200	199
BNP Paribas SA
7.00%, (callable at 100 beginning 08/16/28) (b) (j)	200	190
4.40%, 08/14/28 (b)	400	390
Brookfield Finance Inc.
3.90%, 01/25/28	92	87
4.70%, 09/20/47	80	74
CIT Group Inc.
4.13%, 03/09/21	74	73
5.00%, 08/01/23	1,832	1,795
5.25%, 03/07/25	35	34
Citigroup Inc.
3.44%, (3M USD LIBOR + 0.95%), 07/24/23 (a)	138	134
Cooperatieve Rabobank U.A.
5.50%, (callable at 100 beginning 06/29/20), EUR (j) (k)	2,340	2,742
6.63%, (callable at 100 beginning 06/29/21), EUR (j)	8,400	10,439
Credit Agricole SA
3.75%, 04/24/23 (b)	250	245
Credit Suisse AG
6.50%, 08/08/23	200	209
Credit Suisse Group AG
7.25%, (callable at 100 beginning 09/12/25) (b) (j)	200	190
7.50%, (callable at 100 beginning 07/17/23) (b) (j)	400	392
Credit Suisse Group Funding Guernsey Ltd.
3.75%, 03/26/25	500	477
DAE Funding LLC
4.00%, 08/01/20 (b)	156	153
5.25%, 11/15/21 (b)	474	470
4.50%, 08/01/22 (b)	916	877
5.75%, 11/15/23 (b)	588	582
5.00%, 08/01/24 (b)	2,044	1,977
Daimler Finance North America LLC
3.35%, 05/04/21 (b)	4,400	4,378
Dell EMC
4.42%, 06/15/21 (b)	3,050	3,045
Deutsche Bank AG
3.41%, (3M USD LIBOR + 0.97%), 07/13/20 (a)	18	18
3.70%, (3M USD LIBOR + 1.29%), 02/04/21 (a)	450	438
4.25%, 10/14/21	1,000	985
3.30%, 11/16/22	800	742
3.95%, 02/27/23	100	94
Fairfax Financial Holdings Ltd.
4.85%, 04/17/28 (b)	80	77
Ford Motor Credit Co. LLC
8.13%, 01/15/20	3,500	3,616
GE Capital International Funding Co.
4.38%, 07/31/19, GBP	50	64
	Shares/Par[1]	Value ($)
0.06%, (3M EURIBOR + 0.38%), 01/21/20, EUR (a)	100	113
5.88%, 11/04/20, GBP	6	8
0.00%, (3M EURIBOR + 0.23%), 05/17/21, EUR (a)	100	109
4.42%, 11/15/35	200	168
General Electric Capital Corp.
2.20%, 01/09/20	45	44
5.55%, 05/04/20	162	165
4.38%, 09/16/20	4	4
3.15%, 09/07/22	2	2
3.10%, 01/09/23	122	114
3.45%, 05/15/24	10	9
6.15%, 08/07/37	57	56
5.88%, 01/14/38	22	21
6.88%, 01/10/39	37	39
General Motors Financial Co. Inc.
3.55%, 04/09/21	78	77
GLP Capital LP
5.30%, 01/15/29	292	287
HSBC Holdings Plc
4.75%, (callable at 100 beginning 07/04/29), EUR (j)	1,060	1,091
5.88%, (callable at 100 beginning 09/28/26), GBP (j)	400	486
6.00%, (callable at 100 beginning 09/29/23), EUR (j)	200	242
6.25%, (callable at 100 beginning 03/23/23) (j) (k)	400	375
6.50%, (callable at 100 beginning 03/23/28) (j) (k)	610	558
3.24%, (3M USD LIBOR + 0.60%), 05/18/21 (a)	600	591
3.64%, (3M USD LIBOR + 1.00%), 05/18/24 (a)	200	195
Hyundai Capital America Inc.
3.60%, (3M USD LIBOR + 0.80%), 09/18/20 (a) (c) (d)	254	253
Industrial & Commercial Bank of China Ltd.
3.34%, (3M USD LIBOR + 0.75%), 11/08/20 (a)	5,050	5,049
Industrial and Commercial Bank of China Ltd.
3.58%, (3M USD LIBOR + 0.88%), 11/29/19 (a)	500	501
ING Bank NV
2.45%, 03/16/20 (b)	3,500	3,464
ING Groep NV
3.40%, (3M USD LIBOR + 1.00%), 10/02/23 (a)	400	396
4.10%, 10/02/23	400	400
4.55%, 10/02/28	400	397
Intelsat Connect Finance SA
9.50%, 02/15/23 (b)	200	172
Jefferies Finance LLC
7.38%, 04/01/20 (b)	2,415	2,407
JPMorgan Chase & Co.
3.41%, (3M USD LIBOR + 0.61%), 06/18/22 (a)	2,000	1,972
Lincoln Finance Ltd.
6.88%, 04/15/21, EUR	3,700	4,324
Lloyds Bank Plc
3.08%, (3M USD LIBOR + 0.49%), 05/07/21 (a) (k)	200	198
3.30%, 05/07/21 (k)	600	596
Lloyds Banking Group Plc
7.00%, (callable at 100 beginning 06/27/19), GBP (j) (k)	2,190	2,765
7.50%, (callable at 100 beginning 06/27/24) (j) (k)	400	385
7.50%, (callable at 100 beginning 09/27/25) (j)	1,100	1,059
7.63%, (callable at 100 beginning 06/27/23), GBP (j) (k)	600	785
7.88%, (callable at 100 beginning 06/27/29), GBP (j) (k)	1,800	2,458
4.05%, 08/16/23	400	394
2.25%, 10/16/24, GBP	705	860
4.45%, 05/08/25 (k)	200	198
4.38%, 03/22/28	200	190
4.55%, 08/16/28	400	385
Lloyds Banking Group PLC
4.00%, 03/07/25, AUD	500	351
Macquarie Bank Ltd.
2.76%, (3M USD LIBOR + 0.35%), 04/04/19 (a) (b)	4,100	4,099

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

202

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Meiji Yasuda Life Insurance Co.
5.10%, 04/26/48 (b)	400	394
MetLife Inc.
5.88%, (callable at 100 beginning 03/15/28) (j)	18	17
Morgan Stanley
3.89%, (3M USD LIBOR + 1.40%), 10/24/23 (a)	150	149
Nationwide Building Society
10.25%, GBP (j)	445	790
3.77%, 03/08/24 (b)	400	385
4.30%, 03/08/29 (b)	400	373
Natwest Markets Plc
0.08%, (3M EURIBOR + 0.40%), 03/02/20, EUR (a)	200	228
0.63%, 03/02/22, EUR	1,200	1,335
Navient Corp.
4.88%, 06/17/19	1,379	1,376
8.00%, 03/25/20	3,545	3,605
6.50%, 06/15/22	78	73
Nordea Bank AB
2.50%, 09/17/20 (b)	3,300	3,253
Petrobras Global Finance BV
6.13%, 01/17/22	2,002	2,054
7.38%, 01/17/27	2,300	2,371
QNB Finance Ltd.
4.01%, (3M USD LIBOR + 1.57%), 07/18/21 (a)	400	401
Rio Oil Finance Trust
9.25%, 07/06/24 (h)	163	174
8.20%, 04/06/28 (b)	250	263
Royal Bank of Scotland Group Plc
7.50%, (callable at 100 beginning 08/10/20) (j) (k)	3,700	3,663
8.00%, (callable at 100 beginning 08/10/25) (j) (k)	300	299
8.63%, (callable at 100 beginning 08/15/21) (j) (k)	900	931
2.50%, 03/22/23, EUR	1,300	1,519
3.50%, 05/15/23 (a)	200	192
4.09%, (3M USD LIBOR + 1.47%), 05/15/23 (a)	700	680
3.88%, 09/12/23	600	574
2.00%, 03/08/23 - 03/04/25, EUR	500	569
5.08%, 01/27/30 (a)	1,400	1,352
Santander Holdings USA Inc.
3.70%, 03/28/22	4	4
3.40%, 01/18/23	60	57
4.40%, 07/13/27	20	19
Santander UK Group Holdings Plc
6.75%, (callable at 100 beginning 06/24/24), GBP (j)	2,780	3,478
3.57%, 01/10/23	400	383
1.13%, 09/08/23, EUR	100	110
3.37%, 01/05/24	200	190
0.54%, (3M EURIBOR + 0.85%), 03/27/24, EUR (a)	600	645
4.80%, 11/15/24	2,500	2,480
2.92%, 05/08/26, GBP	1,000	1,226
3.82%, 11/03/28	800	723
Santander UK Plc
3.36%, (3M USD LIBOR + 0.62%), 06/01/21 (a)	200	199
3.40%, 06/01/21 (k)	400	397
Sberbank of Russia Via SB Capital SA
3.08%, 03/07/19, EUR	500	574
Societe Generale SA
6.75%, (callable at 100 begininng 04/06/28) (b) (j)	200	169
7.38%, (callable at 100 beginning 10/04/23) (b) (j)	900	843
Springleaf Finance Corp.
5.25%, 12/15/19	4,696	4,705
6.00%, 06/01/20	300	301
8.25%, 12/15/20	530	547
6.13%, 05/15/22	133	129
5.63%, 03/15/23	2,775	2,541
6.88%, 03/15/25	25	22
Standard Chartered Plc
3.56%, (3M USD LIBOR + 1.15%), 01/20/23 (a) (b)	200	197
4.25%, 01/20/23 (b)	380	375
Starwood Property Trust Inc.
5.00%, 12/15/21	100	98
	Shares/Par[1]	Value ($)
UniCredit SpA
7.83%, 12/04/23 (c) (d)	6,140	6,423
VICI Properties 1 LLC
8.00%, 10/15/23	142	153
Volkswagen Bank GmbH
0.11%, (3M EURIBOR + 0.42%), 06/15/21, EUR (a)	100	112
Volkswagen Leasing GmbH
0.13%, (3M EURIBOR + 0.45%), 07/06/21, EUR (a)	100	113
Wells Fargo & Co.
3.76%, (3M USD LIBOR + 1.23%), 10/31/23 (a)	281	280
Wells Fargo Bank NA
2.98%, (3M USD LIBOR + 0.50%), 07/23/21 (a)	400	396
WPC Eurobond BV
2.25%, 04/09/26, EUR	300	339
2.13%, 04/15/27, EUR	100	109
		182,646
Health Care 1.4%
AbbVie Inc.
3.38%, 11/14/21	458	458
3.75%, 11/14/23	194	193
4.25%, 11/14/28	36	35
Community Health Systems Inc.
5.13%, 08/01/21 (g)	903	840
6.25%, 03/31/23	1,747	1,589
8.63%, 01/15/24 (b)	1,164	1,154
Crimson Merger Sub Inc.
6.63%, 05/15/22 (b)	334	298
DJO Finco LLC
8.13%, 06/15/21 (b)	100	103
Fresenius Medical Care US Finance II Inc.
5.63%, 07/31/19 (b)	2,075	2,096
4.13%, 10/15/20 (b)	2	2
Halfmoon Parent Inc.
3.33%, (3M USD LIBOR + 0.89%), 07/15/23 (a) (b)	800	788
Mylan NV
3.75%, 12/15/20	1,980	1,979
Takeda Pharmaceutical Co. Ltd.
0.78%, (3M EURIBOR + 1.10%), 11/21/22, EUR (a) (b)	700	797
1.13%, 11/21/22, EUR (b)	400	462
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20	2,554	2,480
Teva Pharmaceutical Finance Netherlands II BV
3.25%, 04/15/22, EUR	400	460
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/19	20	20
2.20%, 07/21/21	890	817
Valeant Pharmaceuticals International Inc.
5.50%, 11/01/25 (b)	10	9
		14,580
Industrials 1.6%
Air Lease Corp.
3.50%, 01/15/22	98	97
Aviation Capital Group LLC
2.88%, 01/20/22 (b)	120	116
Avolon Holdings Funding Ltd.
5.50%, 01/15/23 (b)	228	221
BOC Aviation Pte Ltd.
3.61%, (3M USD LIBOR + 1.05%), 05/02/21 (a) (b)	250	251
3.95%, (3M USD LIBOR + 1.13%), 09/26/23 (a) (b)	200	200
Canadian Pacific Railway Co.
4.50%, 01/15/22 (i)	1,190	1,230
Delta Air Lines Inc.
2.88%, 03/13/20	1,980	1,963
DP World Ltd.
2.38%, 09/25/26, EUR (b)	200	225
4.25%, 09/25/30, GBP (b)	100	126
Equifax Inc.
3.49%, (3M USD LIBOR + 0.87%), 08/15/21 (a)	126	126
3.60%, 08/15/21	44	44

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

203

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Fortress Transportation & Infrastructure Investors LLC
6.75%, 03/15/22 (b)	744	743
6.50%, 10/01/25 (b)	421	397
General Electric Capital Corp.
5.55%, 01/05/26	520	517
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (j)	1,565	1,205
Harris Corp.
3.17%, (3M USD LIBOR + 0.48%), 02/27/19 (a)	400	400
IHS Markit Ltd.
4.00%, 03/01/26 (b)	7	7
Masco Corp.
5.95%, 03/15/22	690	729
Park Aerospace Holdings Ltd.
3.63%, 03/15/21 (b)	10	10
5.25%, 08/15/22 (b)	2,850	2,766
4.50%, 03/15/23 (b)	4,800	4,502
PT Pelabuhan Indonesia III
4.50%, 05/02/23	200	195
Textron Inc.
3.16%, (3M USD LIBOR + 0.55%), 11/10/20 (a)	250	248
Triumph Group Inc.
4.88%, 04/01/21 (c) (g)	194	173
5.25%, 06/01/22 (c)	36	31
United Technologies Corp.
3.28%, (3M USD LIBOR + 0.65%), 08/16/21 (a)	110	110
3.65%, 08/16/23	289	287
4.13%, 11/16/28	268	266
		17,185
Information Technology 1.5%
Broadcom Corp.
2.20%, 01/15/21	1,900	1,842
3.63%, 01/15/24	20	19
3.88%, 01/15/27	4,430	3,976
EMC Corp.
2.65%, 06/01/20	4,905	4,711
Flex Ltd.
4.63%, 02/15/20	1,090	1,094
NetApp Inc.
3.38%, 06/15/21	1,090	1,087
3.30%, 09/29/24	10	10
Radiate Holdco LLC
6.88%, 02/15/23 (b)	70	64
Refinitiv US Holdings Inc.
4.50%, 05/15/26, EUR	300	337
6.25%, 05/15/26 (b)	189	182
Tech Data Corp.
4.95%, 02/15/27 (g) (i)	920	864
ViaSat Inc.
5.63%, 09/15/25 (b)	1,120	1,029
Western Digital Corp.
4.75%, 02/15/26	294	255
		15,470
Materials 0.1%
Cleveland-Cliffs Inc.
4.88%, 01/15/24 (b)	34	32
Incitec Pivot Finance LLC
6.00%, 12/10/19 (b)	30	31
International Flavors & Fragrances Inc.
3.40%, 09/25/20	140	140
PT Indonesia Asahan Aluminum
5.23%, 11/15/21 (b)	200	203
5.71%, 11/15/23 (b)	200	204
Starfruit Finco BV
6.50%, 10/01/26, EUR	100	106
Syngenta Finance NV
5.18%, 04/24/28 (b)	200	184
Yara International ASA
4.75%, 06/01/28 (b)	165	164
		1,064
Real Estate 1.5%
American Tower Corp.
3.00%, 06/15/23	120	115
	Shares/Par[1]	Value ($)
Boston Properties LP
3.20%, 01/15/25	35	33
CBL & Associates LP
5.95%, 12/15/26 (g)	24	18
EPR Properties
4.75%, 12/15/26	32	32
4.95%, 04/15/28	90	89
Equinix Inc.
2.88%, 03/15/24 - 02/01/26, EUR	2,800	3,053
ERP Operating LP
3.50%, 03/01/28	46	45
Growthpoint Properties International Pty Ltd.
5.87%, 05/02/23 (b)	200	200
Highwoods Realty LP
4.13%, 03/15/28	60	59
Howard Hughes Corp.
5.38%, 03/15/25 (b) (g)	3,000	2,839
Hunt Cos. Inc.
6.25%, 02/15/26 (b)	28	24
Kennedy Wilson Europe Real Estate Plc
3.95%, 06/30/22, GBP	2,795	3,538
3.25%, 11/12/25, EUR	3,000	3,278
Kennedy-Wilson Inc.
5.88%, 04/01/24	84	79
Life Storage LP
3.88%, 12/15/27	26	25
Newmark Group Inc.
6.13%, 11/15/23 (b) (g) (i)	138	133
Physicians Realty LP
3.95%, 01/15/28	56	53
Plum Creek Timberlands LP
4.70%, 03/15/21	1,690	1,722
SL Green Operating Partnership LP
3.25%, 10/15/22	14	14
Starwood Property Trust Inc.
4.75%, 03/15/25	71	64
STORE Capital Corp.
4.50%, 03/15/28	48	46
UDR Inc.
4.63%, 01/10/22	7	7
3.50%, 01/15/28	25	24
Vornado Realty LP
3.50%, 01/15/25	34	33
Welltower Inc.
3.95%, 09/01/23	66	66
4.25%, 04/15/28	93	92
WeWork Cos. Inc.
7.88%, 05/01/25 (b) (g)	108	96
		15,777
Utilities 0.1%
Duke Energy Corp.
3.11%, (3M USD LIBOR + 0.50%), 05/14/21 (a) (c) (d)	228	228
Pacific Gas & Electric Co.
3.50%, 10/01/20 (g)	146	139
3.25%, 09/15/21	70	65
2.45%, 08/15/22 (g)	189	170
3.25%, 06/15/23 (g)	8	7
4.25%, 08/01/23 (b)	220	203
2.95%, 03/01/26	100	82
6.25%, 03/01/39	8	7
4.45%, 04/15/42	7	6
3.75%, 02/15/24 - 08/15/42	46	35
Public Service Enterprise Group Inc.
2.65%, 11/15/22	350	337
Rockpoint Gas Storage Canada Ltd.
7.00%, 03/31/23 (b)	10	9
Southern California Edison Co.
3.65%, 03/01/28	10	10
6.65%, 04/01/29	36	40
6.00%, 01/15/34	4	4
5.75%, 04/01/35	16	18

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

204

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Southern Co.
2.75%, 06/15/20	30	30
		1,390
Total Corporate Bonds And Notes (cost $331,869)		319,254
SENIOR LOAN INTERESTS 3.1%
Communication Services 0.0%
Gray Television Inc.
Term Loan C, 0.00%, (3M LIBOR + 2.50%), 10/30/25 (a) (l)	100	96
Consumer Discretionary 1.3%
ARAMARK Services Inc.
Term Loan, 4.09%, (3M LIBOR + 1.75%), 03/01/25 (a)	93	90
Caesars Resort Collection LLC
1st Lien Term Loan B, 5.09%, (3M LIBOR + 2.75%), 12/23/24 (a)	297	285
CSC Holdings LLC
Term Loan B, 4.96%, (3M LIBOR + 2.50%), 01/12/26 (a)	100	95
Diamond Resorts International Inc.
Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/02/23 (a)	333	309
iHeartCommunications Inc.
Term Loan D, 0.00%, 01/30/19 (e) (f)	5,498	3,673
Term Loan, 0.00%, 07/30/19 (e) (f)	808	540
Marriott Ownership Resorts Inc.
Term Loan B, 4.59%, (3M LIBOR + 2.25%), 08/29/25 (a)	100	97
Neiman Marcus Group Inc.
Term Loan, 0.00%, (3M LIBOR + 3.25%), 10/25/20 (a) (l)	426	359
Term Loan, 5.63%, (1M LIBOR + 3.25%), 10/25/20 (a)	1,358	1,144
PetSmart Inc.
Term Loan B-2, 5.38%, (3M LIBOR + 3.00%), 03/11/22 (a)	418	329
Univision Communications Inc.
Term Loan C-5, 5.09%, (3M LIBOR + 2.75%), 03/15/24 (a)	7,704	6,956
Wyndham Hotels & Resorts Inc.
Term Loan B, 4.09%, (3M LIBOR + 1.75%), 03/29/25 (a)	100	96
		13,973
Consumer Staples 0.0%
Energizer Holdings Inc.
Term Loan, 0.00%, (3M LIBOR + 2.25%), 05/18/19 (a) (c) (l) (m)	200	200
Financials 0.2%
Altice France SA
Term Loan B-13, 6.46%, (3M LIBOR + 4.00%), 07/13/26 (a) (b)	400	377
Dubai World Corp.
Term Loan, 2.00%, (3M LIBOR + 3.75%), 09/30/22 (a) (c)	1,582	1,469
McDermott Technology Americas Inc.
1st Lien Term Loan, 7.52%, (3M LIBOR + 5.00%), 04/04/25 (a)	259	241
Unitymedia Finance LLC
Term Loan, 4.71%, (3M LIBOR + 2.50%), 01/20/26 (a)	100	96
Term Loan, 2.75%, (3M EURIBOR + 2.75%), 01/15/27, EUR (a)	200	227
		2,410
Health Care 0.6%
Community Health Systems Inc.
Term Loan H, 0.00%, (3M LIBOR + 3.25%), 01/27/21 (a) (l)	234	224
Term Loan H, 5.96%, (3M LIBOR + 3.25%), 01/27/21 (a)	2,982	2,861
Concordia International Corp.
Term Loan, 7.89%, (3M LIBOR + 5.50%), 09/06/24 (a)	498	473
Envision Healthcare Corp.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/27/25 (a)	750	697
	Shares/Par[1]	Value ($)
Kinetic Concepts Inc.
Term Loan B, 5.64%, (3M LIBOR + 3.25%), 01/30/24 (a)	1,970	1,889
Valeant Pharmaceuticals International Inc.
Term Loan B, 5.13%, (3M LIBOR + 2.75%), 11/26/25 (a)	207	196
		6,340
Industrials 0.3%
Avolon LLC
Term Loan B-3, 4.47%, (3M LIBOR + 2.00%), 01/15/25 (a)	183	176
Beacon Roofing Supply Inc.
Term Loan, 4.68%, (3M LIBOR + 2.25%), 01/02/25 (a)	30	28
Pisces Midco Inc.
Term Loan, 6.18%, (3M LIBOR + 3.75%), 04/12/25 (a)	350	318
Sequa Corp.
Term Loan, 7.41%, (3M LIBOR + 5.00%), 11/28/21 (a)	2,000	1,903
Term Loan, 11.52%, (3M LIBOR + 9.00%), 04/28/22 (a)	141	133
West Corp.
Term Loan, 6.53%, (3M LIBOR + 4.00%), 10/03/24 (a)	35	32
		2,590
Information Technology 0.6%
Ancestry.com Operations Inc.
1st Lien Term Loan, 5.60%, (1M LIBOR + 3.25%), 10/19/23 (a)	4,293	4,094
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (a)	900	855
Term Loan, 4.00%, (3M EURIBOR + 4.00%), 10/01/25, EUR (a)	1,000	1,122
SS&C Technologies Holdings Europe SARL
Term Loan B-4, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (a)	183	172
SS&C Technologies Inc.
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (a)	515	485
		6,728
Materials 0.1%
Axalta Coating Systems US Holdings Inc.
Term Loan, 4.14%, (1M LIBOR + 1.75%), 06/01/24 (a)	30	28
Messer Industries GmbH
Term Loan, 0.00%, (3M LIBOR + 2.50%), 09/19/25 (a) (l)	180	170
Starfruit Finco BV
Term Loan B, 5.60%, (3M LIBOR + 3.25%), 09/20/25 (a)	400	382
		580
Real Estate 0.0%
Forest City Enterprises LP
Term Loan B, 6.38%, (3M LIBOR + 4.00%), 10/24/25 (a)	200	195
Sovereign 0.0%
Tanzania Republic
Term Loan, 7.74%, (3M LIBOR + 5.20%), 12/10/19 (a) (m)	100	98
Total Senior Loan Interests (cost $35,312)		33,210
GOVERNMENT AND AGENCY OBLIGATIONS 31.4%
Mortgage-Backed Securities 14.4%
Federal National Mortgage Association
3.00%, 09/01/47 - 01/01/48	1,500	1,464
TBA, 3.50%, 01/15/48 (n)	45,200	45,183
TBA, 4.00%, 01/15/48 - 02/15/48 (n)	65,800	67,043
3.50%, 03/01/48 - 07/01/48	38,231	38,234
		151,924
Municipal 0.0%
Commonwealth of Puerto Rico
0.00%, 07/01/23 - 07/01/41 (e) (f)	410	220

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

205

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Sovereign 3.6%
Abu Dhabi Government International Bond
2.50%, 10/11/22 (b)	600	583
3.13%, 10/11/27 (b)	600	575
4.13%, 10/11/47 (b)	500	482
Argentina Bonar Bond
49.53%, (Argentina Deposit Rates Badlar + 2.50%), 03/11/19, ARS (a)	1,399	38
48.80%, (Argentina Deposit Rates Badlar + 3.25%), 03/01/20, ARS (a)	3,500	89
51.54%, (Argentina Deposit Rates Badlar + 2.00%), 04/03/22, ARS (a)	67,323	1,725
Argentina Government International Bond
4.63%, 01/11/23	968	762
2.37%, 12/31/33, EUR (g) (o)	3,103	2,987
2.26%, 12/31/38, EUR (h)	791	500
Argentina POM Politica Monetaria
65.51%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (a)	59,539	1,724
Argentina Republic Government International Bond
3.88%, 01/15/22, EUR	330	318
5.63%, 01/26/22	5,010	4,233
41.33%, (Argentina Deposit Rates Badlar), 10/04/22, ARS (a)	154	7
3.38%, 01/15/23, EUR	300	270
5.00%, 01/15/27, EUR	1,400	1,163
5.25%, 01/15/28, EUR	1,700	1,392
7.82%, 12/31/33, EUR	34	33
2.50%, 12/31/38 (h)	1,012	555
6.25%, 11/09/47, EUR	100	82
Bolivarian Republic of Venezuela
0.00%, 05/07/28 (e) (f)	363	83
Hellenic Republic Government Bond
4.75%, 04/17/19, EUR (b)	350	406
Kazakhstan Government International Bond
1.55%, 11/09/23, EUR (b)	200	230
2.38%, 11/09/28, EUR (b)	400	453
Peru Government International Bond
8.20%, 08/12/26, PEN (b)	300	105
5.94%, 02/12/29, PEN (c) (d)	4,945	1,474
6.15%, 08/12/32, PEN (b)	6,200	1,877
Petroleos de Venezuela SA
0.00%, 05/16/24 - 04/12/37 (e) (f)	1,590	230
Qatar Government International Bond
3.88%, 04/23/23 (b)	800	811
5.10%, 04/23/48 (b)	400	421
Saudi Arabia Government International Bond
2.88%, 03/04/23 (b)	400	385
4.00%, 04/17/25 (b)	4,300	4,270
4.50%, 04/17/30 (b)	1,300	1,298
4.63%, 10/04/47 (b)	600	548
5.00%, 04/17/49 (b)	1,100	1,065
Serbia International Bond
4.88%, 02/25/20	3,400	3,431
Turkey Government International Bond
5.63%, 03/30/21	300	300
7.25%, 12/23/23 (g)	2,400	2,463
Venezuela Government International Bond
0.00%, 12/09/20 - 03/31/38 (e) (f)	5,507	1,224
		38,592
Treasury Inflation Indexed Securities 0.8%
U.S. Treasury Inflation Indexed Note
0.75%, 07/15/28 (p)	8,463	8,285
U.S. Treasury Securities 12.6%
U.S. Treasury Bond
3.00%, 08/15/48	30	30
U.S. Treasury Note
2.75%, 02/15/24 (q)	700	708
2.50%, 05/15/24	25,500	25,460
2.00%, 05/31/24 (q)	8,800	8,565
1.88%, 08/31/24	5,600	5,407
2.13%, 09/30/24	8,500	8,307
2.25%, 10/31/24 - 11/15/24	53,400	52,516
2.50%, 01/31/25 (q)	2,000	1,993
	Shares/Par[1]	Value ($)
2.88%, 05/31/25	29,600	30,118
		133,104
Total Government And Agency Obligations (cost $334,685)		332,125
OTHER EQUITY INTERESTS 0.0%
T-Mobile USA Inc. Escrow (e) (m)	22	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 19.1%
Financials 1.9%
HSBC Bank Plc
2.11%, 01/10/19, CAD (r)	12,800	9,380
Royal Bank of Canada
2.08%, 01/10/19, CAD (r)	15,200	11,138
		20,518
Securities Lending Collateral 0.5%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (s) (t)	5,765	5,765
Treasury Securities 10.5%
Argentina Treasury Bill
53.38%, 04/01/19, ARS (r)	14,223	434
45.90%, 04/12/19, ARS (r) (u)	60,690	1,620
46.52%, 04/29/19, ARS (r)	13,973	429
52.58%, 04/30/19, ARS (r)	3,860	115
Hellenic Republic Treasury Bill
1.25%, 03/15/19, EUR (r)	1,276	1,458
Japan Treasury Bill
-0.29%, 01/15/19, JPY (r)	5,750,000	52,469
-0.21%, 03/25/19, JPY (r)	5,950,000	54,301
		110,826
U.S. Government Agency Obligations 6.2%
Federal Home Loan Bank
2.26%, 01/02/19 (r) (v)	2,200	2,200
2.39%, 01/29/19 (r) (v)	4,700	4,691
2.34%, 02/06/19 (r) (v)	39,400	39,304
2.43%, 02/27/19 (r) (v)	2,200	2,192
2.38%, 03/01/19 (r) (v)	5,000	4,980
2.41%, 03/13/19 (r) (v)	11,800	11,744
		65,111
Total Short Term Investments (cost $199,509)		202,220
Total Investments 109.5% (cost $1,179,523)		1,159,664
Total Securities Sold Short (0.2)% (proceeds $2,429)		(2,438)
Other Derivative Instruments (0.4)%		(4,124)
Other Assets and Liabilities, Net (8.9)%		(94,147)
Total Net Assets 100.0%		1,058,955

(a)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $223,891 and 21.1%, respectively.

(c)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d)   Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(e)  Non-income producing security.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

206

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Shares/Par[1]	Value ($)

(f)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.3% of the Fund’s net assets.

(g)   All or portion of the security was on loan.

(h)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(i)  The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(j)   Perpetual security. Next contractual call date presented, if applicable.

(k)   Convertible security.

(l)  This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(m)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(n)   All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $110,796.

(o)   Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(p)   Treasury inflation indexed note, par amount is adjusted for inflation.

(q)   All or a portion of the security is pledged or segregated as collateral.

(r)   The coupon rate represents the yield to maturity.

(s)   Investment in affiliate.

(t)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(u)   Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(v)   The security is a direct debt of the agency and not collateralized by mortgages.

SECURITIES SOLD SHORT (0.2%)
GOVERNMENT AND AGENCY OBLIGATIONS (0.2%)
U.S. Treasury Securities (0.2%)
U.S. Treasury Note
2.88%, 08/15/28	(2,400)	(2,438)
Total Government And Agency Obligations (proceeds $2,429)		(2,438)
Total Securities Sold Short (0.2%) (proceeds $2,429)		(2,438)

JNL/PIMCO Real Return Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 9.3%
ACE Securities Corp. Home Equity Loan Trust
Series 2007-A2B-ASP1, REMIC, 2.71%, (1M USD LIBOR + 0.20%), 03/25/37 (a) (b)	468	277
Adagio IV CLO DAC
Series IV-A1R-A, 0.66%, (3M EURIBOR + 0.66%), 10/15/29, EUR (a) (c)	500	571
Alternative Loan Trust
Series 2007-1A1-1T1, REMIC, 6.00%, 03/25/37	3,598	2,541
Atrium XII LLC
Series AR-12A, 3.30%, (3M USD LIBOR + 0.83%), 04/22/27 (a) (c)	1,900	1,877
Babson Euro CLO BV
Series 2015-A1R-1A, 0.50%, (3M EURIBOR + 0.82%), 10/25/29, EUR (a) (c)	600	684
Banc of America Mortgage Securities Inc.
Series 2005-2A1-E, REMIC, 4.37%, 06/25/35 (a)	56	53
BCAP LLC Trust
Series 2011-5A1-RR5, REMIC, 5.25%, 05/26/22 (c)	739	755
Series 2011-12A1-RR5, REMIC, 4.93%, 03/26/37 (a) (c)	719	705
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-3A2-3, REMIC, 4.19%, 05/25/33 (a)	18	18
Series 2003-2A1-9, REMIC, 4.37%, 02/25/34 (a)	126	123
	Shares/Par[1]	Value ($)
Series 2004-22A1-9, REMIC, 4.71%, 11/25/34 (a)	97	95
Series 2004-22A1-10, REMIC, 4.43%, 01/25/35 (a)	76	74
Series 2005-2A1-1, REMIC, 3.90%, 03/25/35 (a)	165	160
Bear Stearns Alt-A Trust
Series 2005-24A1-10, REMIC, 3.98%, 01/25/36 (a)	298	285
Series 2006-21A1-4, REMIC, 3.92%, 08/25/36 (a)	156	140
Bear Stearns Asset Backed Securities I Trust
Series 2007-1A1-HE7, REMIC, 3.51%, (1M USD LIBOR + 1.00%), 08/25/37 (a)	379	376
Series 2005-M2-HE12, REMIC, 3.01%, (1M USD LIBOR + 0.75%), 12/25/35 (a)	327	328
Bear Stearns Structured Products Inc. Trust
Series 2007-2A1-R6, REMIC, 2.47%, 12/26/46 (a)	414	385
Benefit Street Partners CLO VII Ltd.
Series 2015-A1AR-VIIA, 3.22%, (3M USD LIBOR + 0.78%), 07/18/27 (a) (c)	1,100	1,086
Black Diamond CLO DAC
Series 2015-A1R-1A, 0.65%, (3M EURIBOR + 0.65%), 10/03/29, EUR (a) (c)	1,630	1,862
Series 2015-A2R-1A, 3.45%, (3M USD LIBOR + 1.05%), 10/03/29 (a) (c)	1,060	1,051
Carlyle Global Market Strategies Euro CLO Ltd.
Series 2015-AA1R-2A, 0.73%, (3M EURIBOR + 0.73%), 09/21/29, EUR (a) (c)	250	286
Catamaran CLO Ltd.
Series 2013-AR-1A, 3.36%, (3M USD LIBOR + 0.85%), 01/27/28 (a) (c)	4,270	4,202
Chase Mortgage Finance Trust
Series 2007-5A1-A1, REMIC, 4.17%, 02/25/37 (a)	25	25
CIFC Funding Ltd.
Series 2015-AR-2A, 3.22%, (3M USD LIBOR + 0.78%), 04/15/27 (a) (c)	4,550	4,495
CIT Mortgage Loan Trust
Series 2007-1A-1, REMIC, 3.86%, (1M USD LIBOR + 1.35%), 08/25/24 (a) (c)	3,420	3,378
Series 2007-2A3-1, REMIC, 3.96%, (1M USD LIBOR + 1.55%), 09/25/24 (a) (c)	152	152
Citigroup Mortgage Loan Trust
Series 2007-1A1A-AR4, REMIC, 3.92%, 03/25/37 (a)	2,920	2,776
Citigroup Mortgage Loan Trust Inc.
Series 2005-2A2B-3, REMIC, 4.38%, 08/25/35 (a)	123	93
Series 2005-A2-6, REMIC, 4.24%, (12M US Federal Reserve Cumulative Average CMT + 2.15%), 09/25/35 (a)	25	25
Series 2005-A1-6, REMIC, 4.68%, (12M US Federal Reserve Cumulative Average CMT + 2.10%), 09/25/35 (a)	20	20
Series 2007-A3A-AMC2, REMIC, 2.59%, (1M USD LIBOR + 0.08%), 01/25/37 (a)	70	51
Series 2007-A3A-AHL3, REMIC, 2.57%, (1M USD LIBOR + 0.06%), 05/25/37 (a)	147	112
Series 2007-22AA-10, REMIC, 4.24%, 09/25/37 (a)	707	640
Series 2005-M3-HE4, REMIC, 2.97%, (1M USD LIBOR + 0.46%), 10/25/35 (a)	3,422	2,927
Series 2006-A1-AMC1, REMIC, 2.65%, (1M USD LIBOR + 0.15%), 09/25/36 (a) (c)	1,794	1,697
Series 2015-1A1-2, REMIC, 2.52%, (1M USD LIBOR + 0.20%), 06/25/47 (a) (c)	2,589	2,556
College Loan Corp. Trust
Series 2007-A1-2, 2.74%, (3M USD LIBOR + 0.25%), 01/25/24 (a)	800	791
CoreVest American Finance Trust
Series 2017-A-1, 2.97%, 07/15/22 (c)	654	641
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-11A1-12, REMIC, 3.91%, 08/25/34 (a)	107	101
Series 2004-5A-HYB7, REMIC, 4.53%, 11/20/34 (a)	56	55

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

207

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Series 2004-2A1-HYB5, REMIC, 4.31%, 04/20/35 (a)	60	57
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-2A1-AR3, REMIC, 3.92%, 04/25/34 (a)	62	62
Credit Suisse Mortgage Capital Certificates
Series 2007-1A6A-1, REMIC, 5.86%, 02/25/37 (a)	752	330
Credit Suisse Mortgage Trust
Series 2015-2A2-12R, REMIC, 2.78%, 12/03/37 (a) (c)	2,300	2,085
Credit-Based Asset Servicing and Securitization LLC
Series 2007-A3-CB6, 2.73%, (1M USD LIBOR + 0.22%), 07/25/37 (a) (c)	3,500	2,249
Series 2007-A1-CB6, REMIC, 2.63%, (1M USD LIBOR + 0.12%), 07/25/37 (a) (c)	119	76
Series 2005-M4-CB3, REMIC, 3.37%, (1M USD LIBOR + 1.05%), 08/25/34 (a)	205	200
CSMC Series
Series 2015-5A2-3R, REMIC, 2.66%, 09/29/36 (a) (c)	2,730	2,571
CVP Cascade CLO Ltd.
Series 2013-A1R-CLO1, 3.59%, (3M USD LIBOR + 1.15%), 01/16/26 (a) (c)	645	642
CWABS Asset-Backed Certificates Trust
Series 2005-MV3-11, REMIC, 3.04%, (1M USD LIBOR + 0.53%), 01/25/36 (a)	4,100	3,989
Series 2007-1A1-8, REMIC, 2.70%, (1M USD LIBOR + 0.19%), 02/25/36 (a) (b)	5,002	4,622
CWALT Inc. Alternative Loan Trust
Series 2006-A1-HY11, REMIC, 2.63%, (1M USD LIBOR + 0.12%), 06/25/36 (a)	661	610
Eurosail-UK 2007-3bl Plc
Series 2007-A3A-3X, 1.85%, (3M GBP LIBOR + 0.95%), 06/13/45, GBP (a)	1,364	1,698
Series 2007-A3C-3A, 1.85%, (3M GBP LIBOR + 0.95%), 06/13/45, GBP (a) (c)	469	584
First Franklin Mortgage Loan Trust
Series 2006-A5-FF10, REMIC, 2.82%, (1M USD LIBOR + 0.31%), 07/25/36 (a)	2,930	2,734
First NLC Trust
Series 2007-A1-1, REMIC, 2.58%, (1M USD LIBOR + 0.07%), 08/25/37 (a) (c)	277	169
Flagship VII Ltd.
Series 2013-A1R-7A, 3.59%, (3M USD LIBOR + 1.12%), 01/20/26 (a) (c)	1,990	1,986
GreenPoint Mortgage Funding Trust
Series 2006-A-A6, REMIC, 2.69%, (1M USD LIBOR + 0.18%), 09/25/46 (a) (b)	501	455
Grifonas Finance Plc
Series 1-A, 0.01%, (6M EURIBOR + 0.28%), 08/28/39, EUR (a)	814	851
GS Mortgage Securities Trust
Series 2010-A2-C1, REMIC, 4.59%, 07/10/20 (c)	4,300	4,363
GSR Mortgage Loan Trust
Series 2005-1A1-AR1, REMIC, 4.81%, 01/25/35 (a)	69	68
Halcyon Loan Advisors Funding Ltd.
Series 2015-AR-1A, 3.39%, (3M USD LIBOR + 0.92%), 04/20/27 (a) (c)	1,800	1,781
Harborview Mortgage Loan Trust
Series 2004-2A-1, REMIC, 4.26%, 04/19/34 (a)	145	142
HomeBanc Mortgage Trust
Series 2005-A2-4, REMIC, 2.84%, (1M USD LIBOR + 0.66%), 10/25/35 (a)	247	242
IndyMac INDA Mortgage Loan Trust
Series 2005-2A1-AR1, REMIC, 4.46%, 11/25/35 (a)	148	142
IndyMac INDX Mortgage Loan Trust
Series 2005-4A1-AR1, REMIC, 3.95%, 03/25/35 (a)	230	225
Series 2005-A1-16IP, REMIC, 3.15%, (1M USD LIBOR + 0.64%), 07/25/45 (a)	139	131
Jamestown CLO IV Ltd.
Series 2014-A1AR-4A, 3.13%, (3M USD LIBOR + 0.69%), 07/15/26 (a) (c)	2,611	2,589
	Shares/Par[1]	Value ($)
Jamestown CLO V Ltd.
Series 2014-AR-5A, 3.67%, (3M USD LIBOR + 1.22%), 01/17/27 (a) (c)	5,285	5,259
JPMorgan Mortgage Trust
Series 2007-1A1-A1, REMIC, 4.45%, 07/25/35 (a)	82	82
Series 2005-7A1-A6, REMIC, 4.37%, 08/25/35 (a)	166	161
Series 2005-2A1-A6, REMIC, 4.60%, 08/25/35 (a)	124	123
Series 2005-4A1-A6, REMIC, 4.50%, 09/25/35 (a)	26	25
Series 2008-1A1-R2, REMIC, 3.50%, 07/27/37 (a) (c)	424	422
Jubilee CLO BV
Series 2015-AR-15A, 0.52%, (3M EURIBOR + 0.84%), 07/12/28, EUR (a) (c)	1,000	1,141
Jubilee CLO XVI BV
Series 2015-A1R-16A, 0.49%, (3M EURIBOR + 0.80%), 12/15/29, EUR (a) (c)	1,840	2,098
KVK CLO Ltd.
Series 2013-AR-1A, 3.34%, (3M USD LIBOR + 0.90%), 01/14/28 (a) (c)	560	551
Lehman XS Trust
Series 2007-2A1-15N, REMIC, 2.76%, (1M USD LIBOR + 0.25%), 08/25/37 (a)	1,354	1,258
Long Beach Mortgage Loan Trust
Series 2006-2A2-7, 2.63%, (1M USD LIBOR + 0.12%), 08/25/36 (a)	529	282
Series 2006-1A1-WL1, REMIC, 2.97%, (1M USD LIBOR + 0.46%), 01/25/36 (a)	5	5
Marathon CLO I Ltd.
Series 2013-A1R-5A, 3.52%, 11/21/27 (c)	1,450	1,428
MASTR Adjustable Rate Mortgages Trust
Series 2003-2A1-6, REMIC, 3.98%, 12/25/33 (a)	227	217
MASTR Asset Backed Securities Trust
Series 2005-M1-FRE1, REMIC, 3.01%, (1M USD LIBOR + 0.75%), 10/25/35 (a)	78	74
Merrill Lynch Mortgage Investors Trust
Series 2003-1A1-A2, REMIC, 4.30%, 02/25/33 (a)	108	103
Series 2004-2A2-A1, REMIC, 4.12%, 02/25/34 (a)	159	154
Morgan Stanley ABS Capital I Inc. Trust
Series 2007-A1-HE6, REMIC, 2.57%, (1M USD LIBOR + 0.06%), 05/25/37 (a)	65	56
Series 2004-M3-NC7, REMIC, 3.48%, (1M USD LIBOR + 0.98%), 07/25/34 (a)	504	488
Series 2005-M2-HE2, REMIC, 3.17%, (1M USD LIBOR + 0.66%), 01/25/35 (a)	1,338	1,226
MortgageIT Trust
Series 2004-M2-2, REMIC, 3.51%, (1M USD LIBOR + 1.01%), 12/25/34 (a)	452	443
Navient Student Loan Trust
Series 2016-A-7A, 3.66%, (1M USD LIBOR + 1.15%), 12/25/28 (a) (c)	2,108	2,115
NCUA Guaranteed Notes Trust
Series 2010-1A-R1, REMIC, 2.83%, (1M USD LIBOR + 0.45%), 10/07/20 (a)	738	738
Series 2010-2A-R3, REMIC, 2.94%, (1M USD LIBOR + 0.56%), 12/08/20 (a)	1,912	1,914
Nomura Home Equity Loan Inc.
Series 2005-M3-FM1, REMIC, 3.02%, (1M USD LIBOR + 0.77%), 05/25/35 (a)	2,735	2,423
OAKC Mortgage Trust
Series 2013-A1R-9A, 3.48%, (3M USD LIBOR + 1.01%), 10/20/25 (a) (c)	2,488	2,480
OCP CLO Ltd.
Series 2015-A1R-8A, 3.30%, (3M USD LIBOR + 0.85%), 04/17/27 (a) (c)	1,300	1,293
Series 2015-A1R-9A, 3.24%, (3M USD LIBOR + 0.80%), 07/15/27 (a) (c)	2,600	2,577
Series 2015-A1R-10A, 3.33%, (3M USD LIBOR + 0.82%), 10/26/27 (a) (c)	2,050	2,029
Penta CLO II BV
Series 2015-AR-2A, 0.79%, (3M EURIBOR + 0.79%), 08/04/28, EUR (a) (c)	1,000	1,146

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

208

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Provident Funding Mortgage Loan Trust
Series 2003-A-1, REMIC, 4.34%, 08/25/33 (a)	91	91
RASC Trust
Series 2005-M2-KS11, REMIC, 2.93%, (1M USD LIBOR + 0.63%), 12/25/35 (a)	500	485
Series 2006-M1-KS3, REMIC, 2.84%, (1M USD LIBOR + 0.33%), 04/25/36 (a)	1,000	956
Series 2006-A4-EMX4, REMIC, 2.74%, (1M USD LIBOR + 0.46%), 06/25/36 (a) (b)	6,000	5,673
Residential Asset Mortgage Products Inc.
Series 2004-MII1-RS2, REMIC, 3.38%, (1M USD LIBOR + 0.87%), 02/25/34 (a)	698	696
Residential Asset Securitization Trust
Series 2003-A2-A5, REMIC, 5.50%, 06/25/33	21	21
Series 2006-A5-A10, REMIC, 6.50%, 09/25/36	240	162
Saxon Asset Securities Trust
Series 2007-1A-3, REMIC, 2.82%, (1M USD LIBOR + 0.31%), 09/25/37 (a)	885	837
Securitized Asset Backed Receivables LLC Trust
Series 2006-A2C-HE2, REMIC, 2.66%, (1M USD LIBOR + 0.15%), 07/25/36 (a)	490	260
SLM Private Education Loan Trust
Series 2013-A2A-B, 1.85%, 03/15/19 (c)	824	819
Series 2011-A3-B, 4.71%, (1M USD LIBOR + 2.25%), 05/15/19 (a) (c)	1,150	1,171
SLM Student Loan Trust
Series 2008-A-9, 3.99%, (3M USD LIBOR + 1.50%), 04/25/23 (a)	2,457	2,482
Series 2003-A5-2, 0.00%, (3M EURIBOR + 0.26%), 12/15/23, EUR (a)	97	111
Series 2004-A5-2, 0.00%, (3M EURIBOR + 0.18%), 01/25/24, EUR (a)	934	1,065
Series 2003-A5-5, 0.00%, (3M EURIBOR + 0.27%), 06/17/24, EUR (a)	454	517
Series 2004-A6B-3A, 3.04%, (3M USD LIBOR + 0.55%), 10/25/39 (a) (c)	2,800	2,797
Series 2007-A3-3, REMIC, 2.53%, (3M USD LIBOR + 0.04%), 04/25/19 (a)	920	915
Small Business Administration Participation Certificates
5.29%, 12/01/27	259	268
SoFi Professional Loan Program LLC
Series 2017-A1FX-F, 2.05%, 01/25/21 (c)	2,552	2,532
Sound Point CLO IX Ltd.
Series 2015-AR-2A, 3.35%, (3M USD LIBOR + 0.88%), 07/20/27 (a) (c)	900	890
Sound Point CLO V Ltd.
Series 2015-AR-8R, 3.30%, (3M USD LIBOR + 0.86%), 04/15/27 (a) (c)	3,300	3,266
Soundview Home Loan Trust
Series 2007-1A1-OPT1, REMIC, 2.71%, (1M USD LIBOR + 0.20%), 06/25/37 (a) (b)	2,196	1,613
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-4A1-1, REMIC, 4.23%, 02/25/34 (a)	239	234
Series 2004-5A-18, REMIC, 4.44%, 12/25/34 (a)	22	23
Structured Asset Mortgage Investments II Trust
Series 2004-1A1-AR5, REMIC, 3.13%, (1M USD LIBOR + 0.66%), 10/19/34 (a)	16	15
SWAN Trust
Series 10-A-1, 3.33%, (ASX Australian Bank Bill Short Term Rates 1M Mid + 1.30%), 04/25/41, AUD (a)	103	73
TBW Mortgage-Backed Trust
Series 2006-A6-4, REMIC, 5.97%, 09/25/36 (d)	473	41
THL Credit Wind River CLO Ltd.
Series 2015-A1R-2A, 3.31%, 10/15/27 (c)	250	247
Thornburg Mortgage Securities Trust
Series 2005-A3-1, REMIC, 3.72%, 04/25/45 (a)	188	181
Series 2006-A2B-4, REMIC, 4.13%, 07/25/36 (a)	183	172
Tralee CLO III Ltd.
Series 2014-AR-3A, 3.50%, (3M USD LIBOR + 1.03%), 10/20/27 (a) (c)	2,600	2,573
Venture XX CLO Ltd.
Series 2015-AR-20A, 3.26%, (3M USD LIBOR + 0.82%), 04/15/27 (a) (c)	5,620	5,559
	Shares/Par[1]	Value ($)
Venture XXI CLO Ltd.
Series 2015-AR-21A, 3.32%, (3M USD LIBOR + 0.88%), 07/15/27 (a) (c)	2,200	2,176
VOLT LXII LLC
Series 2017-A1-NPL9, 3.13%, 09/25/47 (c) (d)	2,397	2,395
Vornado DP LLC Trust
Series 2010-A2FX-VNO, 4.00%, 09/13/20 (c)	4,600	4,662
Voya CLO Ltd.
Series 2014-A1R-3A, 3.21%, 07/25/26 (c)	3,942	3,922
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2003-A5-AR1, REMIC, 3.50%, 03/25/33 (a)	52	52
Series 2003-A7-AR5, REMIC, 4.08%, 06/25/33 (a)	116	117
Series 2003-2A-AR9, REMIC, 4.39%, 09/25/33 (a)	109	108
Series 2005-3A1-AR10, REMIC, 3.92%, 08/25/35 (a)	33	30
Series 2005-2A1-AR14, REMIC, 4.06%, 12/25/35 (a)	108	100
Series 2006-1A-AR9, REMIC, 3.16%, (12M US Federal Reserve Cumulative Average CMT + 1.00%), 08/25/46 (a)	2,365	2,101
Series 2007-1A-OA4, REMIC, 2.93%, (12M US Federal Reserve Cumulative Average CMT + 0.77%), 05/25/47 (a)	332	300
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-A1-AA, REMIC, 4.97%, 12/25/34 (a)	87	86
Series 2006-3A1-AR8, REMIC, 4.66%, 04/25/36 (a)	387	386
Z Capital Credit Partners CLO Ltd.
Series 2015-A1R-1A, 3.39%, (3M USD LIBOR + 0.95%), 07/16/27 (a) (c)	3,570	3,520
Total Non-U.S. Government Agency Asset-Backed Securities (cost $163,627)		163,133
CORPORATE BONDS AND NOTES 9.9%
Communication Services 1.1%
AT&T Inc.
5.00%, 03/01/21	100	103
3.49%, (3M USD LIBOR + 0.75%), 06/01/21 (a)	6,500	6,434
3.39%, (3M USD LIBOR + 0.95%), 07/15/21 (a) (e)	4,300	4,281
5.15%, 02/15/50	1,500	1,391
5.30%, 08/15/58	500	464
Charter Communications Operating LLC
3.58%, 07/23/20	2,120	2,118
Deutsche Telekom International Finance BV
1.95%, 09/19/21 (c)	2,600	2,497
Sprint Nextel Corp.
7.00%, 08/15/20	700	716
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (c)	688	678
Telefonica Emisiones SAU
5.88%, 07/15/19	400	405
Time Warner Cable Inc.
8.25%, 04/01/19	100	101
5.00%, 02/01/20	200	203
		19,391
Consumer Discretionary 0.3%
General Motors Co.
3.39%, (3M USD LIBOR + 0.80%), 08/07/20 (a)	30	30
McDonald's Corp.
2.94%, (3M USD LIBOR + 0.43%), 10/28/21 (a)	5,300	5,262
		5,292
Consumer Staples 0.5%
BAT Capital Corp.
3.20%, (3M USD LIBOR + 0.59%), 08/14/20 (a)	3,100	3,068
Constellation Brands Inc.
2.25%, 11/06/20	800	782
Danone SA
2.08%, 11/02/21 (c)	2,500	2,412
Pernod-Ricard SA
5.75%, 04/07/21 (c)	2,500	2,629
		8,891

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

209

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Energy 0.5%
Enbridge Inc.
2.81%, (3M USD LIBOR + 0.40%), 01/10/20 (a)	3,700	3,687
3.49%, (3M USD LIBOR + 0.70%), 06/15/20 (a)	5,100	5,088
Regency Energy Partners LP
5.75%, 09/01/20	100	102
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (d)	100	103
Spectra Energy Partners LP
3.45%, (3M USD LIBOR + 0.70%), 06/05/20 (a)	200	199
		9,179
Financials 5.2%
AerCap Ireland Capital Ltd.
3.75%, 05/15/19	500	500
4.25%, 07/01/20	3,400	3,415
4.63%, 10/30/20	400	403
Ally Financial Inc.
3.75%, 11/18/19	200	200
Banco Bilbao Vizcaya Argentaria SA
6.75%, (callable at 100 beginning 02/18/20), EUR (f)	400	452
7.00%, (callable at 100 beginning 02/19/19), EUR (f)	400	457
Bank of America Corp.
5.88%, (callable at 100 beginning 03/15/28) (f)	1,160	1,060
Bank of Ireland
7.38%, (callable at 100 beginning 06/18/20), EUR (f)	200	238
Barclays Bank Plc
6.50%, (callable at 100 beginning 09/15/19), EUR (f)	200	223
Barclays Plc
8.00%, (callable at 100 beginning 12/15/20), EUR (f)	214	258
Cooperatieve Rabobank U.A.
5.50%, (callable at 100 beginning 06/29/20), EUR (f) (g)	2,500	2,929
6.63%, (callable at 100 beginning 06/29/21), EUR (f)	1,200	1,491
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	3,900	3,873
Dell EMC
3.48%, 06/01/19 (c)	200	199
4.42%, 06/15/21 (c)	4,200	4,193
Deutsche Bank AG
4.25%, 10/14/21	7,000	6,894
Ford Motor Credit Co. LLC
2.99%, (3M USD LIBOR + 0.43%), 11/02/20 (a)	600	585
General Electric Capital Corp.
2.20%, 01/09/20	1,300	1,276
4.38%, 09/16/20	100	100
3.10%, 01/09/23	2,300	2,147
General Motors Financial Co. Inc.
2.35%, 10/04/19	100	99
3.68%, (3M USD LIBOR + 1.27%), 10/04/19 (a)	100	101
Goldman Sachs Group Inc.
3.99%, (3M USD LIBOR + 1.20%), 09/15/20 (a)	5,800	5,825
Imperial Brands Finance Plc
2.95%, 07/21/20 (c)	1,200	1,184
ING Bank NV
2.63%, 12/05/22 (c)	2,000	1,962
John Deere Capital Corp.
3.11%, (3M USD LIBOR + 0.29%), 06/22/20 (a)	7,000	7,000
Lloyds Banking Group Plc
6.38%, (callable at 100 beginning 06/27/20), EUR (f)	600	675
7.00%, (callable at 100 beginning 06/27/19), GBP (f) (g)	300	379
3.59%, (3M USD LIBOR + 0.80%), 06/21/21 (a)	2,600	2,579
Macquarie Bank Ltd.
2.76%, (3M USD LIBOR + 0.35%), 04/04/19 (a) (c)	2,900	2,900
Mitsubishi UFJ Financial Group Inc.
4.62%, (3M USD LIBOR + 1.88%), 03/01/21 (a)	1,111	1,135
	Shares/Par[1]	Value ($)
National Rural Utilities Cooperative Finance Corp.
3.18%, (3M USD LIBOR + 0.38%), 06/30/21 (a)	1,000	998
Nationwide Building Society
6.88%, (callable at 100 beginning 06/20/19), GBP (f)	600	768
Navient Corp.
5.88%, 03/25/21	200	192
Petrobras Global Finance BV
6.13%, 01/17/22	247	253
4.38%, 05/20/23	16	15
5.30%, 01/27/25	106	101
8.75%, 05/23/26	300	337
6.00%, 01/27/28	4,939	4,658
6.63%, 01/16/34, GBP	200	255
Royal Bank of Scotland Group Plc
7.50%, (callable at 100 beginning 08/10/20) (f) (g)	1,000	990
8.63%, (callable at 100 beginning 08/15/21) (f) (g)	200	207
4.37%, (3M USD LIBOR + 1.55%), 06/25/24 (a)	2,000	1,919
4.52%, 06/25/24 (a) (g)	1,300	1,274
Springleaf Finance Corp.
6.00%, 06/01/20	100	100
State Bank of India
3.36%, (3M USD LIBOR + 0.95%), 04/06/20 (a)	4,300	4,300
Toronto-Dominion Bank
2.25%, 03/15/21 (c)	3,000	2,961
UBS AG
3.35%, (3M USD LIBOR + 0.58%), 06/08/20 (a) (c)	5,400	5,405
UniCredit SpA
7.83%, 12/04/23 (b) (h)	9,650	10,094
Volkswagen Group of America Finance LLC
2.13%, 05/23/19 (c)	1,000	996
2.45%, 11/20/19 (c)	200	199
		90,754
Industrials 0.6%
Aircastle Ltd.
5.13%, 03/15/21	2,500	2,540
Equifax Inc.
3.60%, 08/15/21	900	898
International Lease Finance Corp.
5.88%, 04/01/19	1,400	1,407
6.25%, 05/15/19	400	403
8.25%, 12/15/20	500	537
Ryder System Inc.
2.45%, 09/03/19	100	100
Textron Inc.
3.16%, (3M USD LIBOR + 0.55%), 11/10/20 (a)	3,610	3,578
		9,463
Information Technology 0.5%
Broadcom Corp.
2.38%, 01/15/20	2,000	1,975
Hewlett Packard Enterprise Co.
3.06%, (3M USD LIBOR + 0.72%), 10/05/21 (a)	3,100	3,057
Microchip Technology Inc.
3.92%, 06/01/21 (c)	3,200	3,152
VMware Inc.
3.90%, 08/21/27	200	178
		8,362
Real Estate 0.2%
Akelius Residential Property AB
3.38%, 09/23/20, EUR	100	120
American Tower Corp.
2.80%, 06/01/20	200	198
Unibail-Rodamco SE
3.21%, (3M USD LIBOR + 0.77%), 04/16/19 (a)	3,500	3,505
		3,823
Utilities 1.0%
Consolidated Edison Co. of New York Inc.
3.22%, (3M USD LIBOR + 0.40%), 06/25/21 (a)	700	693
Dominion Energy Gas Holdings LLC
3.39%, (3M USD LIBOR + 0.60%), 06/15/21 (a)	2,700	2,701

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

210

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Duke Energy Corp.
3.11%, (3M USD LIBOR + 0.50%), 05/14/21 (a) (b) (h)	5,600	5,588
NextEra Energy Capital Holdings Inc.
3.05%, (3M USD LIBOR + 0.32%), 09/03/19 (a)	3,340	3,334
3.11%, (3M USD LIBOR + 0.40%), 08/21/20 (a)	3,300	3,295
Sempra Energy
3.24%, (3M USD LIBOR + 0.45%), 03/15/21 (a)	800	784
Southern Power Co.
3.34%, (3M USD LIBOR + 0.55%), 12/20/20 (a) (c)	1,600	1,580
		17,975
Total Corporate Bonds And Notes (cost $174,605)		173,130
GOVERNMENT AND AGENCY OBLIGATIONS 128.1%
Collateralized Mortgage Obligations 0.4%
Federal Home Loan Mortgage Corp.
Series FK-3172, REMIC, 2.91%, (1M USD LIBOR + 0.45%), 08/15/33 (a)	110	110
Series T-1A1-62, REMIC, 3.36%, (12M US Federal Reserve Cumulative Average CMT + 1.20%), 10/25/44 (a)	248	250
Series T-1A1-63, REMIC, 3.16%, (12M US Federal Reserve Cumulative Average CMT + 1.20%), 02/25/45 (a)	187	187
Series WF-4779, REMIC, 2.65%, (1M USD LIBOR + 0.35%), 07/15/44 (a)	3,109	3,099
Federal National Mortgage Association
Series 2007-A1-73, REMIC, 2.38%, (1M USD LIBOR + 0.06%), 07/25/37 (a)	93	90
Government National Mortgage Association
Series 2017-FB-H10, 3.25%, (1M USD LIBOR + 0.75%), 04/20/67 (a)	2,562	2,632
		6,368
Mortgage-Backed Securities 14.0%
Federal Home Loan Mortgage Corp.
4.25%, (6M USD LIBOR + 1.73%), 07/01/36 (a)	123	127
4.25%, (12M USD LIBOR + 1.50%), 09/01/36 (a)	112	116
4.45%, (12M USD LIBOR + 1.68%), 10/01/36 (a)	81	84
2.91%, (1M USD LIBOR + 0.45%), 09/15/42 (a)	4,835	4,853
Federal National Mortgage Association
4.12%, (12M USD LIBOR + 1.31%), 11/01/35 (a)	18	18
3.91%, (12M USD LIBOR + 1.81%), 03/01/36 (a)	39	41
4.64%, (12M USD LIBOR + 2.02%), 06/01/36 (a)	15	15
TBA, 3.50%, 01/15/48 - 02/15/48 (i)	164,190	164,052
TBA, 4.00%, 02/15/48 (i)	75,800	77,201
		246,507
Municipal 0.0%
Tobacco Settlement Finance Authority
7.47%, 06/01/47	285	279
Sovereign 1.6%
Argentina Bonar Bond
49.53%, (Argentina Deposit Rates Badlar + 2.50%), 03/11/19, ARS (a)	2,331	64
48.80%, (Argentina Deposit Rates Badlar + 3.25%), 03/01/20, ARS (a)	200	5
51.54%, (Argentina Deposit Rates Badlar + 2.00%), 04/03/22, ARS (a)	14,200	364
Argentina POM Politica Monetaria
65.51%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (a)	110,440	3,206
Argentina Republic Government International Bond
41.33%, (Argentina Deposit Rates Badlar), 10/04/22, ARS (a)	500	23
6.88%, 01/26/27	4,220	3,207
5.88%, 01/11/28 (e)	1,800	1,284
Autonomous Community of Catalonia, Spain
4.95%, 02/11/20, EUR	1,800	2,144
Mexico Bonos
7.75%, 05/29/31, MXN	3,891	183
Peru Government International Bond
5.94%, 02/12/29, PEN (c)	5,100	1,521
6.15%, 08/12/32, PEN (c)	16,600	5,025
Qatar Government International Bond
3.88%, 04/23/23 (c)	1,900	1,925
5.10%, 04/23/48 (c)	1,400	1,475
	Shares/Par[1]	Value ($)
United Kingdom Gilt
1.75%, 09/07/37, GBP	3,680	4,693
United Kingdom Gilt
4.25%, 12/07/27, GBP	1,500	2,415
		27,534
Treasury Inflation Indexed Securities 112.1%
Australia Government Inflation Indexed Bond
1.25%, 02/21/22, AUD (j)	5,290	4,332
3.00%, 09/20/25, AUD (j)	8,920	8,886
Canada Government Real Return Inflation Indexed Bond
4.25%, 12/01/26, CAD (k)	5,805	5,454
Corp. Andina de Fomento Inflation Indexed Note
3.95%, 10/15/21, MXN (k)	12,453	628
France Government Inflation Indexed Bond
1.85%, 07/25/27, EUR (k)	2,114	2,944
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note
1.65%, 04/23/20, EUR (c) (k)	1,015	1,187
2.35%, 09/15/24, EUR (c) (k)	4,844	5,855
Japan Government CPI Linked Bond
0.10%, 03/10/28, JPY (k)	504,035	4,746
New Zealand Government Inflation Indexed Bond
2.00%, 09/20/25, NZD (j)	14,100	10,736
3.00%, 09/20/30, NZD (j)	2,500	2,093
U.S. Treasury Inflation Indexed Bond
3.38%, 04/15/32 (k)	11,316	14,533
1.00%, 02/15/48 (k)	39,534	37,619
U.S. Treasury Inflation Indexed Note
1.88%, 07/15/19 (k) (l)	22,977	22,898
1.38%, 01/15/20 (k) (l)	90,171	89,565
0.13%, 04/15/20 - 07/15/26 (k)	141,674	135,902
1.25%, 07/15/20 (k)	39,612	39,519
0.13%, 04/15/21 (i) (k) (l)	239,889	233,292
0.63%, 07/15/21 - 02/15/43 (k) (l)	21,785	21,214
0.13%, 04/15/19 - 01/15/23 (k) (l)	79,967	77,877
0.63%, 01/15/24 (k)	25,838	25,434
0.25%, 01/15/25 (k)	37,126	35,549
0.38%, 07/15/23 - 07/15/25 (k)	148,593	144,172
0.63%, 01/15/26 (i) (k)	178,916	174,303
2.00%, 01/15/26 (i) (k)	115,573	123,338
0.38%, 01/15/27 (k) (l)	5,800	5,512
2.38%, 01/15/25 - 01/15/27 (i) (k)	213,389	230,765
0.50%, 01/15/28 (k)	48,310	46,128
1.75%, 01/15/28 (k)	18,571	19,726
3.63%, 04/15/28 (i) (k)	37,060	45,492
0.75%, 07/15/28 - 02/15/45 (k)	50,103	46,013
2.50%, 01/15/29 (k)	52,894	60,233
3.88%, 04/15/29 (k)	22,688	28,885
2.13%, 02/15/40 (k)	44,226	52,001
2.13%, 02/15/41 (k) (l)	6,582	7,788
1.38%, 02/15/44 (i) (k)	77,094	79,841
1.00%, 02/15/46 (i) (k)	46,384	44,108
0.88%, 02/15/47 (k)	38,177	35,165
United Kingdom Inflation Indexed Bond
1.88%, 11/22/22, GBP (k)	1,868	2,781
0.13%, 03/22/26 - 11/22/65, GBP (k)	24,313	38,635
0.75%, 11/22/47, GBP (k)	1,534	3,579
		1,968,728
U.S. Treasury Securities 0.0%
U.S. Treasury Bond
3.00%, 02/15/48 (l)	140	140
Total Government And Agency Obligations (cost $2,280,223)		2,249,556
PREFERRED STOCKS 0.0%
Financials 0.0%
Wells Fargo & Co. - Series L, 7.50% (f) (g)	1	631
Total Preferred Stocks (cost $500)		631
SHORT TERM INVESTMENTS 5.1%
Certificates of Deposit 0.6%
Barclays Plc
2.89%, (3M USD LIBOR + 0.40%), 10/25/19 (a)	11,000	11,006

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

211

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Financials 1.1%
Bank of Montreal
2.06%, 01/02/19, CAD (m)	14,600	10,704
2.03%, 01/03/19, CAD (m)	1,800	1,319
2.04%, 01/04/19, CAD (m)	300	220
HSBC Bank Plc
2.06%, 01/08/19, CAD (m)	1,900	1,392
Toronto-Dominion Bank
2.02%, 01/02/19, CAD (m)	8,200	6,012
		19,647
Industrials 0.3%
CIMIC Group Ltd.
3.37%, 02/25/19, AUD (b) (h) (m)	2,600	1,822
3.75%, 04/04/19 (b) (h) (m)	700	692
4.04%, 07/03/19, AUD (b) (h) (m)	3,000	2,071
		4,585
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (n) (o)	1,411	1,411
Treasury Securities 2.4%
Argentina Treasury Bill
53.38%, 04/01/19, ARS (m)	7,124	218
46.52%, 04/29/19, ARS (m)	1,080	33
Brazil Treasury Bill
5.95%, 04/01/19, BRL (m)	30,040	7,634
Japan Treasury Bill
-0.32%, 02/04/19, JPY (m)	3,680,000	33,582
		41,467
U.S. Government Agency Obligations 0.6%
Federal Home Loan Bank
2.30%, 01/25/19 (m) (p)	3,000	2,995
2.39%, 01/29/19 (m) (p)	8,300	8,284
		11,279
Total Short Term Investments (cost $89,339)		89,395
Total Investments 152.4% (cost $2,708,294)		2,675,845
Total Purchased Options 0.0% (cost $20)		11
Other Derivative Instruments 0.1%		912
Other Assets and Liabilities, Net (52.5)%		(921,509)
Total Net Assets 100.0%		1,755,259

(a)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(c)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $154,096 and 8.8%, respectively.

(d)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(e)   All or portion of the security was on loan.

(f)   Perpetual security. Next contractual call date presented, if applicable.

(g)  Convertible security.

(h)  Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

Shares/Par[1]	Value ($)

(i)  All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $1,166,615.

(j)   Treasury inflation indexed note, par amount is not adjusted for inflation.

(k)   Treasury inflation indexed note, par amount is adjusted for inflation.

(l)   All or a portion of the security is pledged or segregated as collateral.

(m)   The coupon rate represents the yield to maturity.

(n)   Investment in affiliate.

(o)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(p)   The security is a direct debt of the agency and not collateralized by mortgages.

JNL/PPM America Floating Rate Income Fund (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.1%
American Express Credit Account Master Trust
Series 2014-B-1, 2.96%, (1M USD LIBOR + 0.50%), 05/15/19 (b)	2,275	2,277
Total Non-U.S. Government Agency Asset-Backed Securities (cost $2,277)		2,277
CORPORATE BONDS AND NOTES 1.9%
Communication Services 0.3%
AMC Entertainment Holdings Inc.
6.13%, 05/15/27	1,438	1,231
CenturyLink Inc.
7.50%, 04/01/24	594	576
Live Nation Entertainment Inc.
5.38%, 06/15/22 (c)	646	641
Numericable - SFR SA
7.38%, 05/01/26 (c)	1,490	1,367
Sprint Corp.
7.13%, 06/15/24	624	617
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (c)	500	493
		4,925
Consumer Discretionary 0.3%
1011778 B.C. Unltd. Liability Co.
5.00%, 10/15/25 (c)	575	529
American Axle & Manufacturing Inc.
6.50%, 04/01/27	500	449
ARAMARK Services Inc.
5.13%, 01/15/24	204	202
Delta Merger Sub Inc.
6.00%, 09/15/26 (c)	842	796
Mohegan Tribal Gaming Authority
7.88%, 10/15/24 (c)	1,756	1,634
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22	131	137
Sally Holdings LLC
5.63%, 12/01/25	494	456
Seminole Hard Rock Entertainment Inc.
5.88%, 05/15/21 (c)	427	427
		4,630
Consumer Staples 0.1%
JBS Investments GmbH
7.25%, 04/03/24 (c)	1,408	1,428
Spectrum Brands Inc.
5.75%, 07/15/25	952	904
		2,332
Energy 0.4%
Cheniere Energy Partners LP
5.63%, 10/01/26 (c)	1,069	1,006
Everest Acquisition Finance Inc.
7.75%, 05/15/26 (c)	2,000	1,774
Parsley Energy LLC
5.25%, 08/15/25 (c)	250	227
Regency Energy Partners LP
5.00%, 10/01/22	81	83
Sabine Pass Liquefaction LLC
5.00%, 03/15/27	893	900
Summit Midstream Holdings LLC
5.75%, 04/15/25	500	453
Transocean Proteus Ltd.
6.25%, 12/01/24 (c)	1,200	1,160

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

212

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Trinidad Drilling Ltd.
6.63%, 02/15/25 (c)	706	711
		6,314
Financials 0.3%
AerCap Ireland Capital Ltd.
4.63%, 10/30/20	201	203
Altice Financing SA
6.63%, 02/15/23 (c)	500	481
Ardagh Packaging Finance Plc
6.00%, 02/15/25 (c)	1,000	924
Dell EMC
5.88%, 06/15/21 (c)	1,000	1,001
SLM Corp.
5.50%, 01/25/23	1,263	1,107
Stena International SA
5.75%, 03/01/24 (c)	519	472
		4,188
Health Care 0.1%
Community Health Systems Inc.
8.63%, 01/15/24 (c)	1,000	991
Tenet Healthcare Corp.
8.13%, 04/01/22	220	220
6.75%, 06/15/23	319	299
Valeant Pharmaceuticals International Inc.
5.50%, 03/01/23 (c)	167	153
		1,663
Industrials 0.1%
ACCO Brands Corp.
5.25%, 12/15/24 (c)	265	238
Bombardier Inc.
6.00%, 10/15/22 (c)	773	725
Builders FirstSource Inc.
5.63%, 09/01/24 (c)	148	137
		1,100
Information Technology 0.0%
Sanmina Corp.
4.38%, 06/01/19 (c)	750	750
Materials 0.3%
Building Materials Corp. of America
6.00%, 10/15/25 (c)	136	130
FXI Holdings Inc.
7.88%, 11/01/24 (c)	1,875	1,613
Hexion Inc.
10.38%, 02/01/22 (c)	1,000	790
Koppers Inc.
6.00%, 02/15/25 (c)	645	571
Olin Corp.
5.13%, 09/15/27	1,000	924
Silgan Holdings Inc.
4.75%, 03/15/25	1,000	937
		4,965
Real Estate 0.0%
MGM Growth Properties Operating Partnership LP
5.63%, 05/01/24	503	498
Total Corporate Bonds And Notes (cost $33,489)		31,365
SENIOR LOAN INTERESTS 92.8%
Communication Services 6.1%
CBS Radio Inc.
Term Loan B, 5.26%, (3M LIBOR + 2.75%), 11/18/24 (b)	6,522	6,130
CenturyLink Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/15/25 (b)	5,342	4,973
Cincinnati Bell Inc.
Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/02/24 (b)	2,992	2,875
Cogeco Communications (USA) II LP
1st Lien Term Loan, 4.72%, (1M LIBOR + 2.38%), 08/11/24 (b)	4,179	3,946
Consolidated Communications Inc.
Term Loan B, 5.34%, (1M LIBOR + 3.00%), 09/29/23 (b)	5,482	5,119
	Shares/Par[1]	Value ($)
CSC Holdings LLC
Incremental Term Loan, 4.75%, (3M LIBOR + 2.25%), 01/31/26 (b)	6,000	5,670
Frontier Communications Corp.
Term Loan B-1, 6.10%, (3M LIBOR + 3.75%), 05/31/24 (b)	3,063	2,836
GoodRx Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 10/10/25 (b)	3,150	3,028
GTT Communications Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 04/27/25 (b)	4,179	3,925
Hargray Communications Group Inc.
Term Loan B, 5.34%, (3M LIBOR + 3.00%), 03/23/24 (b)	1,438	1,384
Intelsat Jackson Holdings SA
Term Loan B-3, 6.26%, (3M LIBOR + 3.75%), 11/27/23 (b)	8,768	8,470
Maxar Technologies Ltd.
Term Loan B, 5.15%, (3M LIBOR + 2.75%), 07/07/24 (b)	4,695	4,308
MTN Infrastructure TopCo Inc.
1st Lien Term Loan B, 5.34%, (3M LIBOR + 3.00%), 10/27/24 (b)	2,913	2,769
SBA Senior Finance II LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 03/26/25 (b)	5,586	5,345
Securus Technologies Holdings Inc.
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 06/20/24 (b)	2,940	2,823
Sprint Communications Inc.
1st Lien Term Loan B, 4.88%, (3M LIBOR + 2.50%), 02/01/24 (b)	6,445	6,118
Telesat Canada
Term Loan B-4, 4.89%, (3M LIBOR + 2.50%), 11/17/23 (b)	6,253	5,906
Tribune Media Co.
Term Loan, 5.52%, (3M LIBOR + 3.00%), 12/27/20 (b)	264	262
Term Loan C, 5.52%, (3M LIBOR + 3.00%), 01/20/24 (b)	4,296	4,208
Vestcom Parent Holdings Inc.
1st Lien Term Loan, 6.34%, (3M LIBOR + 4.00%), 12/15/23 (b) (d)	2,693	2,612
1st Lien Term Loan, 8.50%, (3M PRIME + 3.00%), 12/16/23 (b) (d)	—	—
Virgin Media Bristol LLC
Term Loan K, 4.96%, (3M LIBOR + 2.50%), 02/10/26 (b)	6,640	6,274
Windstream Services LLC
Term Loan B-6, 6.46%, (3M LIBOR + 4.00%), 03/29/21 (b)	3,474	3,086
Term Loan B-7, 5.71%, (3M LIBOR + 3.25%), 02/08/24 (b)	1,470	1,237
Ziggo Secured Finance Partnership
Term Loan E, 4.96%, (3M LIBOR + 2.50%), 04/15/25 (b)	6,000	5,640
		98,944
Consumer Discretionary 21.3%
1011778 B.C. Unltd. Liability Co.
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/15/24 (b)	9,988	9,497
24 Hour Fitness Worldwide Inc.
Term Loan B, 5.84%, (3M LIBOR + 3.50%), 05/30/25 (b)	1,791	1,748
24 Hour Fitness Worldwide Inc.
Term Loan B, 5.84%, (3M LIBOR + 3.50%), 05/30/25 (b)	1,191	1,162
Allied Universal Holdco LLC
Term Loan, 6.14%, (3M LIBOR + 3.75%), 07/28/22 (b)	4,356	4,123
Altra Industrial Motion Corp.
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 09/26/25 (b)	1,773	1,680
AMC Entertainment Holdings Inc.
Term Loan, 4.71%, (1M LIBOR + 2.25%), 04/30/20 (b)	3,484	3,343

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

213

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Term Loan B, 4.71%, (3M LIBOR + 2.25%), 12/15/23 (b)	757	725
American Axle & Manufacturing Inc.
Term Loan B, 4.74%, (3M LIBOR + 2.25%), 03/10/24 (b)	1,341	1,265
Term Loan B, 4.76%, (3M LIBOR + 2.25%), 03/10/24 (b)	1,974	1,863
Bass Pro Group LLC
Term Loan B, 7.52%, (3M LIBOR + 5.00%), 11/15/23 (b)	5,663	5,405
Boing US Holdco Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.25%), 09/20/24 (b)	3,590	3,428
Bombardier Recreational Products Inc.
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 06/30/23 (b)	2,954	2,853
Boyd Gaming Corp.
Term Loan B-3, 4.67%, (3M LIBOR + 2.25%), 09/15/23 (b)	5,370	5,162
Burlington Coat Factory Warehouse Corp.
Term Loan B-5, 4.48%, (3M LIBOR + 2.00%), 11/17/24 (b)	1,543	1,497
Caesars Entertainment Operating Co.
Term Loan, 4.34%, (3M LIBOR + 2.00%), 04/03/24 (b)	6,352	6,018
Caesars Resort Collection LLC
1st Lien Term Loan B, 5.09%, (3M LIBOR + 2.75%), 12/23/24 (b)	14,289	13,697
Callaway Golf Co.
Term Loan B, 0.00%, (3M LIBOR + 4.50%), 12/31/25 (b) (e)	853	842
Camelot UK Holdco Ltd.
Term Loan, 5.59%, (1M LIBOR + 3.25%), 10/03/23 (b)	4,004	3,804
Charter Communications Operating LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/30/25 (b)	9,792	9,365
CityCenter Holdings LLC
Term Loan B, 4.59%, (1M LIBOR + 2.25%), 04/14/24 (b)	7,754	7,325
Coinamatic Canada Inc.
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 05/13/22 (b)	324	313
Constellis Holdings LLC
1st Lien Term Loan, 7.39%, (1M LIBOR + 5.00%), 04/17/24 (b) (d)	2,293	2,178
Core & Main LP
Term Loan B, 5.71%, (3M LIBOR + 3.00%), 07/19/24 (b)	1,643	1,584
Term Loan B, 5.74%, (3M LIBOR + 3.00%), 07/19/24 (b)	1,456	1,404
Creative Artists Agency LLC
Term Loan B, 5.47%, (1M LIBOR + 3.00%), 02/15/24 (b)	1,756	1,689
CSC Holdings LLC
1st Lien Term Loan, 4.71%, (3M LIBOR + 2.25%), 07/15/25 (b)	4,796	4,539
CWGS Group LLC
Term Loan, 5.09%, (1M LIBOR + 2.75%), 11/02/23 (b)	12	11
Term Loan, 5.13%, (1M LIBOR + 2.75%), 11/02/23 (b)	3,022	2,722
Delta 2 (LUX) SARL
Term Loan, 5.02%, (3M LIBOR + 2.50%), 02/01/24 (b)	7,151	6,746
DexKo Global Inc.
Term Loan, 5.84%, (3M LIBOR + 3.50%), 07/24/24 (b)	1,485	1,432
Dynacast International LLC
Term Loan B-2, 5.77%, (3M LIBOR + 3.25%), 01/28/22 (b) (d)	2,054	1,946
Eldorado Resorts LLC
Term Loan B, 4.75%, (1M LIBOR + 2.25%), 03/15/24 (b)	1,780	1,698
Equinox Holdings Inc.
1st Lien Term Loan, 5.52%, (1M LIBOR + 3.00%), 03/08/24 (b)	3,130	3,016
	Shares/Par[1]	Value ($)
ESH Hospitality Inc.
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 08/30/23 (b)	5,351	5,130
Fitness International LLC
Term Loan B, 5.59%, (1M LIBOR + 3.25%), 04/13/25 (b)	4,003	3,832
Four Seasons Hotels Ltd.
1st Lien Term Loan, 4.34%, (3M LIBOR + 2.00%), 11/30/23 (b)	5,969	5,714
Garda World Security Corp.
Term Loan, 6.24%, (3M LIBOR + 3.50%), 05/12/24 (b)	1,774	1,687
Term Loan, 8.00%, (3M PRIME + 2.50%), 05/12/24 (b)	9	9
Golden Nugget Inc.
Incremental Term Loan B, 5.19%, (3M LIBOR + 2.75%), 09/07/23 (b)	4,712	4,524
Incremental Term Loan B, 5.28%, (3M LIBOR + 2.75%), 10/04/23 (b)	5,892	5,656
Hayward Industries Inc.
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 08/04/24 (b)	2,985	2,864
Helix Gen Funding LLC
Term Loan B, 6.09%, (3M LIBOR + 3.75%), 03/02/24 (b)	2,836	2,647
Hoffmaster Group Inc.
1st Lien Term Loan, 6.34%, (1M LIBOR + 4.00%), 11/11/23 (b)	1,340	1,313
iHeartCommunications Inc.
Term Loan D, 0.00%, 01/30/19 (f) (g)	9,000	6,013
Inmar Holdings Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 04/25/24 (b)	2,098	2,035
Interior Logic Group Inc.
Term Loan B, 6.39%, (1M LIBOR + 4.00%), 05/21/25 (b)	1,257	1,225
International Textile Group Inc.
1st Lien Term Loan, 7.35%, (3M LIBOR + 5.00%), 04/19/24 (b)	1,333	1,300
Intrawest Resorts Holdings Inc.
Term Loan B-1, 5.35%, (3M LIBOR + 3.00%), 06/28/24 (b)	3,114	2,979
IRB Holding Corp.
1st Lien Term Loan, 5.68%, (3M LIBOR + 3.25%), 01/18/25 (b)	6,723	6,397
J. Crew Group Inc.
Term Loan, 0.00%, (3M LIBOR + 3.22%), 03/05/21 (b) (e)	—	—
Term Loan, 5.56%, (3M LIBOR + 3.22%), 03/05/21 (b)	484	379
Term Loan, 5.57%, (3M LIBOR + 3.22%), 03/05/21 (b)	688	539
Term Loan, 5.61%, (3M LIBOR + 3.22%), 03/05/21 (b)	1,812	1,421
Jo-Ann Stores Inc.
Term Loan, 7.48%, (3M LIBOR + 5.00%), 09/29/23 (b)	2,035	1,931
Las Vegas Sands LLC
Term Loan B, 4.09%, (3M LIBOR + 1.75%), 03/27/25 (b)	6,849	6,525
Liberty Cablevision of Puerto Rico LLC
1st Lien Term Loan, 5.94%, (3M LIBOR + 3.50%), 12/24/21 (b)	1,750	1,672
2nd Lien Term Loan, 9.19%, (3M LIBOR + 6.75%), 06/23/23 (b) (d)	287	267
Lifetime Brands Inc.
Term Loan B, 5.84%, (3M LIBOR + 3.50%), 03/13/25 (b)	2,332	2,224
Lions Gate Capital Holdings LLC
Term Loan B, 4.77%, (3M LIBOR + 2.25%), 03/20/25 (b)	4,119	3,957
LTF Merger Sub Inc.
Term Loan B, 5.46%, (3M LIBOR + 2.75%), 06/22/22 (b)	5,762	5,533
MA FinanceCo. LLC
Term Loan B-2, 4.59%, (3M LIBOR + 2.25%), 11/19/21 (b)	2,575	2,446

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

214

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Mavis Tire Express Services Corp.
1st Lien Term Loan, 5.75%, (3M LIBOR + 3.25%), 03/15/25 (b) (d)	3,596	3,461
Delayed Draw Term Loan, 5.75%, (3M LIBOR + 3.25%), 03/15/25 (b) (d)	85	84
Michaels Stores Inc.
Term Loan B, 4.84%, (3M LIBOR + 2.50%), 01/01/23 (b)	4,637	4,422
Term Loan B, 4.97%, (3M LIBOR + 2.50%), 01/01/23 (b)	1,752	1,671
Term Loan B, 5.01%, (3M LIBOR + 2.50%), 01/01/23 (b)	302	288
Mohegan Tribal Gaming Authority
Term Loan B, 6.34%, (3M LIBOR + 4.00%), 10/30/23 (b)	1,056	937
Neiman Marcus Group Inc.
Term Loan, 5.63%, (1M LIBOR + 3.25%), 10/25/20 (b)	6,969	5,869
NPC International Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 04/05/24 (b)	1,957	1,826
Numericable Group SA
Term Loan B-11, 5.09%, (3M LIBOR + 2.75%), 07/31/25 (b)	5,107	4,663
Term Loan B-12, 6.14%, (3M LIBOR + 3.69%), 01/31/26 (b)	6,574	6,087
NVA Holdings Inc.
Term Loan B-3, 5.09%, (3M LIBOR + 2.75%), 01/31/25 (b)	3,265	3,070
Party City Holdings Inc.
Term Loan B, 4.85%, (3M LIBOR + 2.50%), 08/19/22 (b)	3,052	2,940
Penn National Gaming Inc.
1st Lien Term Loan B, 4.71%, (3M LIBOR + 2.25%), 08/15/25 (b)	2,700	2,600
Petco Animal Supplies Inc.
Term Loan B, 5.78%, (3M LIBOR + 3.25%), 01/12/23 (b)	4,492	3,271
PetSmart Inc.
Term Loan B-2, 5.38%, (3M LIBOR + 3.00%), 03/11/22 (b)	3,293	2,594
Playa Resorts Holding BV
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 04/07/24 (b)	4,870	4,537
ProQuest LLC
Term Loan B, 5.59%, (3M LIBOR + 3.25%), 10/24/21 (b)	2,910	2,830
Rodan & Fields LLC
Term Loan B, 6.46%, (3M LIBOR + 4.00%), 06/07/25 (b)	1,791	1,641
Term Loan B, 8.50%, (3M PRIME + 3.00%), 06/07/25 (b)	5	4
Sally Holdings LLC
Term Loan B-2, 4.50%, 07/05/24 (d)	2,220	2,020
Term Loan B-1, 4.60%, (3M LIBOR + 2.25%), 07/05/24 (b)	1,185	1,129
Scientific Games International Inc.
Term Loan B-5, 5.09%, (3M LIBOR + 2.75%), 08/14/24 (b)	1,782	1,668
Term Loan B-5, 5.24%, (3M LIBOR + 2.75%), 08/14/24 (b)	7,447	6,971
Seminole Hard Rock Entertainment Inc.
Term Loan B, 5.15%, (3M LIBOR + 2.75%), 05/15/20 (b)	790	776
Serta Simmons Bedding LLC
1st Lien Term Loan, 5.88%, (3M LIBOR + 3.50%), 10/21/23 (b)	3,672	3,060
1st Lien Term Loan, 5.93%, (3M LIBOR + 3.50%), 10/21/23 (b)	1,031	860
ServiceMaster Co.
Term Loan B, 4.84%, (3M LIBOR + 2.50%), 11/08/23 (b)	3,236	3,162
Shutterfly Inc.
Term Loan B-2, 5.10%, (3M LIBOR + 2.75%), 08/17/24 (b)	2,687	2,594
Sinclair Television Group Inc.
Term Loan B-2, 4.60%, (3M LIBOR + 2.25%), 01/06/24 (b)	2,343	2,220
	Shares/Par[1]	Value ($)
SIWF Holdings Inc.
1st Lien Term Loan, 6.72%, (3M LIBOR + 4.25%), 05/25/25 (b)	3,460	3,354
Spin Holdco Inc.
Term Loan B, 5.69%, (3M LIBOR + 3.25%), 11/14/22 (b)	3,664	3,488
SRAM LLC
Term Loan B, 5.14%, (3M LIBOR + 2.75%), 03/15/24 (b)	1,244	1,182
Term Loan B, 5.22%, (3M LIBOR + 2.75%), 03/15/24 (b)	1,205	1,144
Term Loan B, 7.25%, (3M PRIME + 1.75%), 03/15/24 (b)	17	16
Staples Inc.
Term Loan B, 6.54%, (3M LIBOR + 4.00%), 08/15/24 (b)	6,560	6,276
Stars Group Holdings BV
Incremental Term Loan, 6.30%, (3M LIBOR + 3.50%), 06/29/25 (b)	9,786	9,436
Station Casinos LLC
Term Loan B, 4.85%, (3M LIBOR + 2.50%), 05/24/23 (b)	8,859	8,486
Tenneco Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 10/01/25 (b)	3,150	2,952
TI Group Automotive Systems LLC
Term Loan, 4.84%, (3M LIBOR + 2.50%), 06/25/22 (b)	2,872	2,784
Trader Corp.
Term Loan B, 5.51%, (3M LIBOR + 3.00%), 09/28/23 (b)	1,650	1,580
Truck Hero Inc.
1st Lien Term Loan, 6.26%, (3M LIBOR + 3.75%), 05/17/24 (b)	3,044	2,939
UFC Holdings LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 07/22/23 (b)	6,633	6,448
Univision Communications Inc.
Term Loan C-5, 5.09%, (3M LIBOR + 2.75%), 03/15/24 (b)	4,367	3,943
USS Ultimate Holdings Inc.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 08/11/24 (b)	1,987	1,929
Vivid Seats Ltd.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 06/21/24 - 06/27/24 (b)	2,653	2,516
WASH Multifamily Laundry Systems LLC
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 05/15/22 (b)	1,852	1,792
WideOpenWest Finance LLC
Term Loan B, 5.72%, (3M LIBOR + 3.25%), 08/19/23 (b)	5,061	4,675
William Morris Endeavor Entertainment LLC
1st Lien Term Loan, 5.28%, (3M LIBOR + 2.75%), 05/11/25 (b)	7,825	7,169
WMG Acquisition Corp.
Term Loan F, 4.47%, (3M LIBOR + 2.13%), 11/01/23 (b)	3,761	3,614
		347,277
Consumer Staples 4.1%
8th Avenue Food & Provisions Inc.
1st Lien Term Loan, 6.10%, (3M LIBOR + 3.75%), 09/19/25 (b)	2,030	1,984
Albertsons LLC
Term Loan B-6, 5.69%, (3M LIBOR + 3.00%), 06/22/23 (b)	5,540	5,249
American Seafoods Group LLC
1st Lien Term Loan, 5.10%, (3M LIBOR + 2.75%), 07/27/23 (b)	2,463	2,361
ATS Consolidated Inc.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 02/23/25 (b)	4,523	4,393
BJ's Wholesale Club Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 01/26/24 (b)	5,860	5,686

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

215

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
CHG PPC Parent LLC
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 03/16/25 (b)	2,338	2,239
Coty Inc.
Term Loan B, 4.63%, (3M LIBOR + 2.25%), 03/29/25 (b)	4,588	4,227
Del Monte Foods Inc.
1st Lien Term Loan, 5.90%, (6M LIBOR + 3.25%), 01/26/21 (b)	1,900	1,557
1st Lien Term Loan, 7.75%, (6M PRIME + 2.25%), 01/26/21 (b)	5	4
2nd Lien Term Loan, 10.15%, (6M LIBOR + 7.25%), 07/26/21 (b)	500	350
Diamond (BC) BV
Term Loan, 5.53%, (1M LIBOR + 3.00%), 07/24/24 (b)	3,099	2,851
Dole Food Co. Inc.
Term Loan B, 5.09%, (1M LIBOR + 2.75%), 03/22/24 (b)	1,934	1,874
Term Loan B, 5.14%, (1M LIBOR + 2.75%), 03/22/24 (b)	45	44
Term Loan B, 5.18%, (1M LIBOR + 2.75%), 03/22/24 (b)	967	937
Term Loan B, 7.25%, (1M PRIME + 1.75%), 03/22/24 (b)	1	1
Hearthside Food Solutions LLC
Term Loan B, 6.03%, (3M LIBOR + 3.69%), 05/17/25 (b)	6,315	6,044
Hostess Brands LLC
Term Loan, 4.59%, (3M LIBOR + 2.25%), 08/03/23 (b)	1,612	1,531
Term Loan, 4.78%, (3M LIBOR + 2.25%), 08/03/23 (b)	2,352	2,235
JBS USA LLC
Term Loan B, 4.89%, (3M LIBOR + 2.50%), 10/30/22 (b)	835	802
Term Loan B, 5.30%, (3M LIBOR + 2.50%), 06/30/24 (b)	4,873	4,678
Portillo's Holdings LLC
1st Lien Term Loan, 6.89%, (3M LIBOR + 4.50%), 08/01/21 (b)	2,872	2,833
Post Holdings Inc.
Incremental Term Loan, 4.51%, (3M LIBOR + 2.00%), 05/24/24 (b)	2,393	2,301
Sigma Bidco BV
Term Loan B-2, 5.40%, (3M LIBOR + 3.00%), 03/07/25 (b)	2,985	2,818
U.S. Foods Inc.
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 06/27/23 (b)	6,637	6,355
United Natural Foods Inc.
Term Loan B, 6.59%, (3M LIBOR + 4.25%), 10/22/25 (b)	2,860	2,324
Utz Quality Foods LLC
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 11/14/24 (b)	2,054	1,985
		67,663
Energy 2.0%
Arctic LNG Carriers Ltd.
Term Loan, 6.84%, (3M LIBOR + 4.50%), 04/21/23 (b) (d)	2,098	2,025
EG Finco Ltd.
Term Loan, 6.81%, (3M LIBOR + 4.00%), 06/30/25 (b)	5,066	4,870
EG Group Ltd.
Term Loan B, 6.81%, (3M LIBOR + 4.00%), 02/01/25 (b)	1,787	1,717
Emerald Performance Materials LLC
2nd Lien Term Loan, 10.09%, (1M LIBOR + 7.75%), 07/23/22 (b)	900	893
Encino Acquisition Partners Holdings LLC
2nd Lien Term Loan, 9.09%, (3M LIBOR + 6.75%), 09/26/25 (b) (d)	2,578	2,423
Equitrans Midstream Corp.
Term Loan B, 0.00%, (3M LIBOR + 4.50%), 12/13/23 (b) (e)	711	694
	Shares/Par[1]	Value ($)
HFOTCO LLC
Term Loan B, 5.10%, (3M LIBOR + 2.75%), 06/19/25 (b)	2,388	2,334
Lucid Energy Group II LLC
1st Lien Term Loan, 5.50%, (3M LIBOR + 3.00%), 01/31/25 (b)	2,432	2,231
Medallion Midland Acquisition LLC
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 10/31/24 (b)	3,032	2,854
Quicksilver Resources Inc.
2nd Lien Term Loan, 0.00%, 06/21/19 (d) (f) (g) (h)	3,269	3
Seadrill Partners Finco LLC
Term Loan B, 8.39%, (3M LIBOR + 6.00%), 02/12/21 (b)	1,337	1,044
Summit Midstream Partners Holdings LLC
Term Loan B, 8.34%, (3M LIBOR + 6.00%), 05/15/22 (b)	1,761	1,721
TEX Operations Co. LLC
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 08/04/23 (b)	5,388	5,183
Traverse Midstream Partners LLC
Term Loan, 6.60%, (3M LIBOR + 4.00%), 09/22/24 (b)	3,974	3,805
Ultra Resources Inc.
1st Lien Term Loan, 6.47%, (3M LIBOR + 4.00%), 04/14/24 (b)	1,790	1,591
		33,388
Financials 10.0%
Acrisure LLC
Term Loan B, 6.77%, (3M LIBOR + 4.25%), 11/22/23 (b)	6,993	6,762
Advisor Group Inc.
Term Loan , 6.08%, (3M LIBOR + 3.75%), 08/13/25 (b)	3,342	3,275
AlixPartners LLP
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 03/28/24 (b)	4,662	4,469
Alliant Holdings I Inc.
Term Loan B, 5.21%, (3M LIBOR + 2.75%), 05/07/25 (b)	6,950	6,554
Altice Financing SA
Term Loan B, 5.17%, (3M LIBOR + 2.75%), 07/31/25 (b)	7	6
Term Loan B, 5.22%, (3M LIBOR + 2.75%), 07/31/25 (b)	2,574	2,429
1st Lien Term Loan, 5.22%, (3M LIBOR + 2.75%), 01/06/26 (b)	1,204	1,109
Altice France SA
Term Loan B-13, 6.46%, (3M LIBOR + 4.00%), 07/13/26 (b)	1,240	1,169
AmWINS Group Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 01/19/24 (b)	2,838	2,707
Term Loan B, 5.14%, (3M LIBOR + 2.75%), 01/19/24 (b)	837	798
AssuredPartners Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/22/24 (b)	6,944	6,541
Asurion LLC
Term Loan B-4, 5.34%, (3M LIBOR + 3.00%), 08/04/22 (b)	7,603	7,288
Term Loan B-6, 5.34%, (3M LIBOR + 3.00%), 11/03/23 (b)	3,458	3,307
2nd Lien Term Loan, 9.02%, (3M LIBOR + 6.50%), 08/04/25 (b)	750	740
Auris Luxembourg III SARL
Term Loan B-7, 5.39%, (3M LIBOR + 3.00%), 01/17/22 (b)	2,599	2,528
Term Loan B, 0.00%, (3M LIBOR + 3.75%), 07/23/25 (b) (e)	4,250	4,125
BCP Renaissance Parent LLC
Term Loan B, 6.03%, (3M LIBOR + 3.50%), 09/20/24 (b)	3,954	3,840
Cetera Group Inc.
Term Loan , 6.59%, (3M LIBOR + 4.25%), 08/15/25 (b)	2,660	2,582

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

216

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Crown Finance US Inc.
Term Loan, 4.84%, (3M LIBOR + 2.50%), 02/05/25 (b)	9,726	9,175
Duff & Phelps Corp.
Term Loan B, 5.77%, (1M LIBOR + 3.25%), 12/04/24 (b)	3,186	3,007
Edelman Financial Group
1st Lien Term Loan, 5.69%, (3M LIBOR + 3.25%), 06/26/25 (b)	3,220	3,093
Encapsys LLC
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 10/27/24 (b)	1,816	1,763
First American Payment Systems LP
Term Loan, 7.29%, (1M LIBOR + 4.75%), 01/02/24 (b)	1,017	1,006
Garrett LX III SARL
Term Loan B, 5.33%, (3M LIBOR + 2.50%), 09/22/25 (b)	1,496	1,410
GTCR Valor Cos. Inc.
Term Loan B-1, 5.14%, (3M LIBOR + 2.75%), 06/30/23 (b)	2,887	2,769
HUB International Ltd.
Term Loan B, 5.24%, (3M LIBOR + 2.75%), 04/25/25 (b)	4,571	4,306
Ineos US Finance LLC
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 03/31/24 (b)	4,688	4,418
ION Trading Technologies SARL
Incremental Term Loan B, 6.52%, (1M LIBOR + 4.00%), 11/21/24 (b) (d)	2,934	2,766
iStar Inc.
Term Loan B, 5.13%, (3M LIBOR + 2.75%), 06/30/20 (b)	2,686	2,572
Term Loan B, 5.22%, (3M LIBOR + 2.75%), 06/30/20 (b)	2,700	2,585
Jane Street Group LLC
Term Loan B, 5.53%, (3M LIBOR + 3.00%), 08/25/22 (b)	4,452	4,322
Level 3 Financing Inc.
Term Loan B, 4.75%, (3M LIBOR + 2.25%), 02/16/24 (b)	12,750	12,081
LPL Holdings Inc.
1st Lien Term Loan B, 4.73%, (3M LIBOR + 2.25%), 09/23/24 (b)	3,208	3,082
NAB Holdings LLC
Term Loan, 5.39%, (3M LIBOR + 3.00%), 01/15/25 (b)	2,212	2,099
NFP Corp.
Term Loan B, 5.34%, (3M LIBOR + 3.00%), 01/06/24 (b)	5,076	4,790
PMHC II Inc.
1st Lien Term Loan, 6.00%, (3M LIBOR + 3.50%), 03/20/25 (b)	521	474
1st Lien Term Loan, 6.41%, (3M LIBOR + 3.50%), 03/20/25 (b)	393	358
Sedgwick Claims Management Services Inc.
Term Loan B, 0.00%, (3M LIBOR + 3.25%), 11/06/25 (b) (e)	6,370	6,070
SolarWinds Holdings Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 02/06/24 (b)	4,210	4,040
Solera LLC
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 03/03/23 (b)	4,074	3,832
Telenet Financing USD LLC
Term Loan AN, 4.71%, (3M LIBOR + 2.25%), 08/31/26 (b)	4,897	4,649
TKC Holdings Inc.
1st Lien Term Loan, 6.28%, (3M LIBOR + 3.75%), 02/08/23 (b)	2,950	2,797
Travelport Finance Lux SARL
Term Loan B, 5.12%, (3M LIBOR + 2.50%), 03/16/25 (b)	3,784	3,713
Unitymedia Finance LLC
Term Loan E, 4.46%, (3M LIBOR + 2.00%), 05/24/23 (b)	2,900	2,808
Term Loan B, 4.71%, (3M LIBOR + 2.25%), 09/30/25 (b)	2,880	2,776
	Shares/Par[1]	Value ($)
UPC Financing Partnership
Term Loan AR, 4.96%, (3M LIBOR + 2.50%), 01/15/26 (b)	5,247	4,981
Veritas Bermuda Ltd.
Term Loan B, 6.89%, (3M LIBOR + 4.50%), 01/27/23 (b)	449	382
		162,353
Health Care 13.2%
Accelerated Health Systems LLC
Term Loan B, 5.85%, (3M LIBOR + 3.50%), 11/02/25 (b)	607	596
ADMI Corp.
Term Loan B, 5.34%, (3M LIBOR + 3.00%), 04/06/24 (b)	2,856	2,708
Air Methods Corp.
Term Loan B, 5.89%, (3M LIBOR + 3.50%), 04/12/24 (b)	959	755
Alliance Healthcare Services Inc.
Term Loan B, 6.84%, (3M LIBOR + 4.50%), 10/20/23 (b)	2,428	2,375
Alphabet Holding Co. Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 08/15/24 (b)	2,393	2,142
Amneal Pharmaceuticals LLC
Term Loan B, 5.87%, (3M LIBOR + 3.50%), 03/26/25 (b)	8,903	8,421
ATI Holdings Acquisition Inc.
Term Loan, 5.96%, (3M LIBOR + 3.50%), 05/10/23 - 05/15/23 (b)	3,515	3,376
BPA Laboratories Inc.
1st Lien Term Loan, 8.14%, (3M LIBOR + 5.75%), 04/29/20 (b) (d) (h)	1,028	982
2nd Lien Term Loan, 10.14%, (3M LIBOR + 7.75%), 04/29/20 (b) (h)	894	822
Catalent Pharma Solutions Inc.
Term Loan B, 4.59%, (1M LIBOR + 2.25%), 05/08/21 (b)	3,549	3,438
CCS-CMGC Holdings, Inc.
1st Lien Term Loan, 7.84%, (3M LIBOR + 5.50%), 09/25/25 (b)	3,010	2,905
Change Healthcare Holdings Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 - 02/03/24 (b)	14,504	13,725
CHG Healthcare Services Inc.
1st Lien Term Loan B, 5.52%, (3M LIBOR + 3.00%), 06/07/23 (b)	1,995	1,911
1st Lien Term Loan B, 5.53%, (3M LIBOR + 3.00%), 06/07/23 (b)	3,555	3,404
Community Health Systems Inc.
Term Loan H, 5.96%, (3M LIBOR + 3.25%), 01/27/21 (b)	4,177	4,007
Concentra Inc.
1st Lien Term Loan, 5.13%, (3M LIBOR + 2.75%), 06/01/22 (b)	5,544	5,295
DaVita Inc.
Term Loan B, 5.09%, (1M LIBOR + 2.75%), 06/20/21 (b)	2,497	2,474
Diplomat Pharmacy Inc.
Term Loan B, 6.85%, (3M LIBOR + 4.50%), 12/31/24 (b)	1,453	1,438
DJO Finance LLC
Term Loan, 5.59%, (3M LIBOR + 3.25%), 06/27/20 (b)	2,834	2,793
Term Loan, 5.65%, (3M LIBOR + 3.25%), 06/27/20 (b)	2,842	2,801
Endo Luxembourg Finance Co. I SARL
Term Loan B, 6.63%, (3M LIBOR + 4.25%), 04/12/24 (b)	4,651	4,395
Envision Healthcare Corp.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/27/25 (b)	10,974	10,202
Equian LLC
Term Loan B, 5.76%, (3M LIBOR + 3.25%), 05/20/24 (b)	1,474	1,422
ExamWorks Group Inc.
Term Loan, 5.59%, (1M LIBOR + 3.25%), 07/27/23 (b)	3,632	3,526

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

217

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Gentiva Health Services Inc.
1st Lien Term Loan, 6.31%, (3M LIBOR + 3.75%), 06/20/25 (b)	6,432	6,223
GHX Ultimate Parent Corp.
1st Lien Term Loan, 6.06%, (3M LIBOR + 3.25%), 06/24/24 (b)	2,916	2,746
Global Medical Response Inc.
Term Loan B-1, 5.68%, (3M LIBOR + 3.25%), 04/28/22 (b)	7,111	6,624
Greatbatch Ltd.
1st Lien Term Loan B, 5.39%, (3M LIBOR + 3.00%), 10/27/22 (b)	3,409	3,315
Jaguar Holding Co. II
Term Loan, 4.84%, (3M LIBOR + 2.50%), 08/18/22 (b)	10,223	9,686
Kindred Healthcare Inc.
1st Lien Term Loan, 7.56%, (3M LIBOR + 5.00%), 06/21/25 (b) (d)	2,793	2,597
Kinetic Concepts Inc.
Term Loan B, 5.64%, (3M LIBOR + 3.25%), 01/30/24 (b)	4,653	4,461
MPH Acquisition Holdings LLC
Term Loan B, 5.55%, (3M LIBOR + 2.75%), 06/07/23 (b)	11,211	10,594
Ortho-Clinical Diagnostics SA
Term Loan B, 5.76%, (3M LIBOR + 3.25%), 06/01/25 (b)	6,810	6,301
Term Loan B, 6.06%, (3M LIBOR + 3.25%), 06/01/25 (b)	1,855	1,715
Parexel International Corp.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 08/06/24 (b)	8,317	7,496
PharMerica Corp.
1st Lien Term Loan, 5.96%, (3M LIBOR + 3.50%), 09/25/24 (b)	2,862	2,724
Prestige Brands Inc.
Term Loan B-4, 4.34%, (3M LIBOR + 2.00%), 01/20/24 (b)	3,090	2,967
Prospect Medical Holdings Inc.
Term Loan B, 7.94%, (3M LIBOR + 5.50%), 02/12/24 (b)	3,234	3,185
Radiology Partners Holdings LLC
1st Lien Term Loan B, 6.66%, (3M LIBOR + 4.25%), 06/28/25 (b)	675	660
1st Lien Term Loan B, 6.87%, (3M LIBOR + 4.25%), 06/28/25 (b)	675	660
RadNet Inc.
Term Loan, 6.19%, (3M LIBOR + 3.75%), 06/30/23 (b)	3,199	3,151
RegionalCare Hospital Partners Holdings Inc.
Term Loan B, 7.13%, (3M LIBOR + 4.50%), 11/09/25 (b)	5,000	4,731
Select Medical Corp.
Term Loan B, 7.00%, (3M PRIME + 1.50%), 02/13/24 (b)	5	4
Term Loan B, 4.96%, (3M LIBOR + 2.50%), 06/30/24 (b)	5,890	5,625
Sound Inpatient Physicians
1st Lien Term Loan, 5.27%, (3M LIBOR + 2.75%), 06/19/25 (b)	4,129	3,956
Surgery Center Holdings Inc.
Term Loan B, 5.60%, (3M LIBOR + 3.25%), 06/18/24 (b)	4,127	3,918
Team Health Holdings Inc.
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 01/12/24 (b)	8,449	7,531
U.S. Anesthesia Partners Inc.
Term Loan, 5.34%, (3M LIBOR + 3.00%), 06/16/24 (b)	5,432	5,179
U.S. Renal Care Inc.
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.25%), 11/17/22 (b)	5,180	4,918
Universal Health Services Inc.
Term Loan, 0.00%, (3M LIBOR + 3.00%), 10/10/25 (b) (d) (e)	2,037	1,966
Valeant Pharmaceuticals International Inc.
Term Loan B, 5.38%, (3M LIBOR + 3.00%), 05/19/25 (b)	9,847	9,385
	Shares/Par[1]	Value ($)
Verscend Holding Corp.
Term Loan B, 7.02%, (3M LIBOR + 4.50%), 08/08/25 (b)	5,686	5,487
Vizient Inc.
Term Loan B-4, 5.09%, (3M LIBOR + 2.75%), 02/13/23 (b)	1,892	1,837
		215,555
Industrials 11.5%
Accudyne Industries LLC
Term Loan, 5.34%, (3M LIBOR + 3.00%), 08/02/24 (b)	3,216	3,044
Advanced Disposal Services Inc.
Term Loan B-3, 4.67%, (3M LIBOR + 2.25%), 11/10/23 (b)	5,137	4,927
AI Mistral Holdco Ltd.
Term Loan B, 5.34%, (3M LIBOR + 3.00%), 01/26/24 (b)	3,206	3,005
Altran Technologies SA
Term Loan B, 5.04%, (3M LIBOR + 2.25%), 01/31/25 (b)	1,985	1,943
American Airlines Inc.
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/28/23 (b)	1,764	1,674
Incremental Term Loan, 4.46%, (3M LIBOR + 2.00%), 12/14/23 (b)	2,813	2,669
Term Loan B, 4.26%, (3M LIBOR + 1.75%), 06/11/25 (b)	2,802	2,616
Avolon LLC
Term Loan B-3, 4.47%, (3M LIBOR + 2.00%), 01/15/25 (b)	5,751	5,516
Brand Energy & Infrastructure Services Inc.
Term Loan, 6.73%, (3M LIBOR + 4.25%), 06/16/24 - 06/17/24 (b)	4,737	4,488
Term Loan, 6.76%, (3M LIBOR + 4.25%), 06/17/24 (b)	914	866
Brickman Group Ltd. LLC
1st Lien Term Loan B, 4.88%, (3M LIBOR + 2.50%), 08/09/25 (b)	1,733	1,650
1st Lien Term Loan B, 5.00%, (3M LIBOR + 2.50%), 08/15/25 (b)	2,056	1,959
Brookfield WEC Holdings Inc.
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 07/26/25 (b)	4,897	4,733
Builders FirstSource Inc.
Term Loan B, 5.39%, (3M LIBOR + 3.00%), 02/29/24 (b)	3,513	3,281
Cortes NP Acquisition Corp.
Term Loan B, 6.71%, (3M LIBOR + 4.00%), 11/30/23 (b)	6,740	6,100
DAE Aviation Holdings Inc.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 06/25/22 (b)	4,760	4,694
DG Investment Intermediate Holdings 2 Inc.
1st Lien Term Loan, 5.34%, (3M LIBOR + 3.00%), 01/31/25 (b)	2,482	2,346
Electrical Components International Inc.
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.25%), 06/22/25 (b)	2,239	2,160
Element Materials Technology Group US Holdings Inc.
Term Loan B, 5.84%, (1M LIBOR + 3.50%), 06/28/24 - 06/29/24 (b)	2,688	2,634
Engineered Machinery Holdings Inc.
1st Lien Term Loan, 5.64%, (3M LIBOR + 3.25%), 07/25/24 (b)	2,287	2,204
EWT Holdings III Corp.
Term Loan, 5.34%, (1M LIBOR + 3.00%), 12/13/24 (b)	2,324	2,251
Filtration Group Corp.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 03/27/25 (b)	4,466	4,295
Gardner Denver Inc.
Term Loan B, 5.09%, (1M LIBOR + 2.75%), 07/30/24 (b)	4,301	4,144
Gates Global LLC
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 04/01/24 (b)	7,481	7,090

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

218

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
GFL Environmental Inc.
Term Loan B, 5.39%, (3M LIBOR + 3.00%), 05/11/25 (b)	2,254	2,097
Term Loan B, 5.55%, (3M LIBOR + 3.00%), 05/30/25 (b)	281	262
Harbor Freight Tools USA Inc.
Term Loan B, 4.84%, (3M LIBOR + 2.50%), 08/16/23 (b)	5,307	4,994
Hillman Group Inc.
Term Loan B, 6.34%, (1M LIBOR + 4.00%), 05/16/25 (b)	3,584	3,396
IBC Capital Ltd.
1st Lien Term Loan, 6.55%, (3M LIBOR + 3.75%), 09/11/23 (b)	1,340	1,288
Janus International Group LLC
1st Lien Term Loan, 5.34%, (3M LIBOR + 3.00%), 02/07/25 (b)	2,883	2,782
L&W Inc.
Term Loan B, 6.51%, (1M LIBOR + 4.00%), 05/18/25 (b) (d)	1,701	1,650
Milacron LLC
Term Loan B, 4.84%, (3M LIBOR + 2.50%), 09/23/23 (b)	2,653	2,481
Minimax GmbH & Co. KG
Term Loan B-1C, 5.34%, (3M LIBOR + 3.00%), 06/18/25 (b)	2,686	2,599
Navistar Financial Corp.
Term Loan B, 6.13%, (1M LIBOR + 3.75%), 07/25/25 (b)	3,267	3,120
Navistar International Corp.
1st Lien Term Loan B, 5.89%, (3M LIBOR + 3.50%), 11/01/24 (b)	4,119	3,964
Pelican Products Inc.
1st Lien Term Loan, 5.88%, (3M LIBOR + 3.50%), 04/18/25 (b)	2,786	2,633
Pike Corp.
Term Loan B, 6.03%, (3M LIBOR + 3.50%), 03/13/25 (b)	1,606	1,569
PODS LLC
1st Lien Term Loan, 5.18%, (3M LIBOR + 2.75%), 11/21/24 (b)	3,125	2,987
Prime Security Services Borrower LLC
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 05/02/22 (b)	11,848	11,267
Reece Ltd.
Term Loan B, 4.40%, (3M LIBOR + 2.00%), 06/01/25 (b)	2,686	2,566
Rexnord LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 08/21/24 (b)	4,911	4,751
Robertshaw US Holding Corp.
1st Lien Term Loan, 6.06%, (3M LIBOR + 3.50%), 02/14/25 (b)	1,787	1,621
2nd Lien Term Loan, 10.37%, (3M LIBOR + 8.00%), 02/14/26 (b)	450	409
Spectrum Holdings III Corp.
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 01/26/25 (b)	2,258	2,145
Tempo Acquisition LLC
Term Loan, 5.34%, (3M LIBOR + 3.00%), 04/20/24 (b)	9,104	8,694
Titan Acquisition Ltd.
Term Loan B, 5.52%, (3M LIBOR + 3.00%), 03/16/25 (b)	7,295	6,654
Trans Union LLC
Term Loan B-3, 4.34%, (3M LIBOR + 2.00%), 04/09/23 (b)	4,631	4,446
Term Loan B-4, 4.34%, (3M LIBOR + 2.00%), 06/12/25 (b)	557	536
TransDigm Inc.
Term Loan G, 4.84%, (3M LIBOR + 2.50%), 08/22/24 (b)	5,538	5,215
Term Loan E, 4.84%, (3M LIBOR + 2.50%), 05/14/25 (b)	4,005	3,770
USI Inc.
Term Loan, 5.39%, (3M LIBOR + 3.00%), 05/16/24 (b)	7,071	6,655
	Shares/Par[1]	Value ($)
USIC Holdings Inc.
Term Loan B, 5.77%, (3M LIBOR + 3.25%), 12/09/23 (b)	3,122	2,958
VC GB Holdings Inc.
1st Lien Term Loan, 5.34%, (3M LIBOR + 3.00%), 02/28/24 (b)	2,212	2,079
Ventia Deco LLC
Term Loan B, 5.89%, (3M LIBOR + 3.50%), 05/21/22 (b) (d)	1,650	1,600
West Corp.
Term Loan, 0.00%, (3M LIBOR + 4.00%), 10/03/24 (b) (e)	—	—
Term Loan, 6.53%, (3M LIBOR + 4.00%), 10/03/24 (b)	5,946	5,443
		186,920
Information Technology 13.0%
Almonde Inc.
1st Lien Term Loan, 6.30%, (3M LIBOR + 3.50%), 04/26/24 (b)	10,144	9,426
2nd Lien Term Loan, 10.05%, (3M LIBOR + 7.25%), 04/27/25 (b)	1,940	1,781
Ancestry.com Operations Inc.
1st Lien Term Loan, 5.60%, (1M LIBOR + 3.25%), 10/19/23 (b)	7,623	7,270
Applied Systems Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.00%), 09/06/24 (b) (e)	—	—
1st Lien Term Loan, 5.39%, (3M LIBOR + 3.00%), 09/06/24 (b)	2,138	2,033
AppLovin Corp.
Term Loan B, 6.19%, (3M LIBOR + 3.75%), 07/13/26 (b)	2,594	2,542
Avast Software BV
Term Loan B, 4.89%, (3M LIBOR + 2.50%), 09/30/23 (b)	1,219	1,177
Avaya Inc.
Term Loan B, 6.69%, (3M LIBOR + 4.25%), 12/14/24 (b)	1,702	1,640
Term Loan B, 6.71%, (3M LIBOR + 4.25%), 12/14/24 (b)	2,796	2,694
Blackhawk Network Holdings Inc.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 05/31/25 (b)	4,075	3,868
BMC Software Finance Inc.
Term Loan B, 7.05%, (3M LIBOR + 4.25%), 06/30/25 (b)	5,995	5,768
Brave Parent Holdings Inc.
1st Lien Term Loan, 6.39%, (3M LIBOR + 4.00%), 04/17/25 (b)	2,244	2,160
Camelot UK Holdco Ltd.
Term Loan, 5.59%, (1M LIBOR + 3.25%), 10/03/23 (b)	304	289
Cvent Inc.
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 11/30/24 (b) (d)	2,471	2,360
Cypress Intermediate Holdings III Inc.
1st Lien Term Loan, 5.35%, (1M LIBOR + 3.00%), 03/30/24 (b)	3,236	3,066
Dell International LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 09/07/23 (b)	13,038	12,506
DigiCert Inc.
Term Loan B-1, 6.34%, (3M LIBOR + 4.00%), 09/19/24 (b)	4,244	4,145
DTI Holdco Inc.
Term Loan B, 7.28%, (1M LIBOR + 4.75%), 09/29/23 (b)	2,550	2,378
Dynatrace LLC
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 08/08/25 (b)	2,615	2,527
EVO Payments International LLC
1st Lien Term Loan, 5.76%, (3M LIBOR + 3.25%), 12/22/23 (b)	2,955	2,847
First Data Corp.
Term Loan, 4.50%, (1M LIBOR + 2.00%), 07/08/22 - 04/26/24 (b)	14,924	14,226

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

219

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Global Tel*Link Corp.
1st Lien Term Loan, 6.96%, (1M LIBOR + 4.25%), 11/29/25 (b)	1,102	1,071
2nd Lien Term Loan, 10.96%, (3M LIBOR + 8.25%), 11/29/26 (b)	1,000	970
GlobalLogic Holdings Inc.
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 07/27/25 (b)	2,182	2,100
Go Daddy Operating Co. LLC
Term Loan, 4.59%, (3M LIBOR + 2.25%), 02/15/24 (b)	5,166	4,923
Infor US Inc.
Term Loan B-6, 5.14%, (3M LIBOR + 2.75%), 02/07/22 (b)	5,169	4,945
Information Resources Inc.
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 11/06/25 (b)	6,370	6,195
Kronos Inc.
Term Loan B, 5.39%, (3M LIBOR + 3.00%), 11/01/23 (b)	17	17
Term Loan B, 5.54%, (3M LIBOR + 3.00%), 11/01/23 (b)	6,955	6,596
Lumentum Holdings
1st Lien Term Loan, 4.89%, (3M LIBOR + 2.50%), 08/08/25 (b)	675	650
MA FinanceCo. LLC
Term Loan B-3, 4.84%, (3M LIBOR + 2.50%), 04/19/24 (b)	838	779
McAfee LLC
Term Loan B, 6.10%, (3M LIBOR + 3.75%), 09/30/24 (b)	4,389	4,259
MH Sub I LLC
1st Lien Term Loan, 6.25%, (3M LIBOR + 3.75%), 08/09/24 (b)	3,917	3,706
MLN US HoldCo LLC
1st Lien Term Loan, 0.00%, (3M LIBOR + 4.50%), 07/13/25 (b) (e)	1,720	1,663
NaviHealth Inc.
Term Loan B, 7.38%, (3M LIBOR + 5.00%), 08/01/25 (b) (d)	2,700	2,538
NeuStar Inc.
Term Loan B-3, 4.84%, (3M LIBOR + 2.50%), 01/08/20 (b)	393	389
Term Loan B-4, 5.84%, (3M LIBOR + 3.50%), 08/08/24 (b)	2,766	2,651
ON Semiconductor Corp.
1st Lien Term Loan B, 0.00%, (3M LIBOR + 1.75%), 03/31/23 (b) (e)	1,940	1,855
1st Lien Term Loan B, 4.09%, (3M LIBOR + 1.75%), 03/31/23 (b)	666	637
PowerSchool
Term Loan B, 5.63%, (3M LIBOR + 3.25%), 06/15/25 (b) (d)	2,700	2,551
Presidio Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 (b)	34	33
Term Loan B, 5.15%, (3M LIBOR + 2.75%), 02/02/24 (b)	2,674	2,563
PSAV Holdings LLC
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 02/23/25 (b)	1,485	1,404
1st Lien Term Loan, 5.63%, (3M LIBOR + 3.25%), 02/23/25 (b)	828	783
1st Lien Term Loan, 5.96%, (3M LIBOR + 3.25%), 02/23/25 (b)	585	553
Rackspace Hosting Inc.
Incremental 1st Lien Term Loan, 5.42%, (1M LIBOR + 3.00%), 11/03/23 (b)	—	—
Incremental 1st Lien Term Loan, 5.58%, (1M LIBOR + 3.00%), 11/03/23 (b)	8,565	7,537
Radiate Holdco LLC
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 12/09/23 (b)	6,405	6,027
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (b)	9,163	8,705
	Shares/Par[1]	Value ($)
Riverbed Technology Inc.
Term Loan, 5.60%, (3M LIBOR + 3.25%), 04/22/22 (b)	2,156	2,029
Rocket Software Inc.
Term Loan , 6.75%, (3M LIBOR + 4.25%), 11/20/25 (b)	3,640	3,558
Seattle Spinco Inc.
Term Loan B-3, 4.84%, (3M LIBOR + 2.50%), 04/19/24 (b)	5,662	5,261
Sirius Computer Solutions Inc.
Term Loan, 6.77%, (3M LIBOR + 4.25%), 10/30/22 (b)	1,566	1,541
Skillsoft Corp.
1st Lien Term Loan, 7.09%, (1M LIBOR + 4.75%), 04/22/21 (b)	2,076	1,673
2nd Lien Term Loan, 10.59%, (6M LIBOR + 8.25%), 04/22/22 (b)	549	300
2nd Lien Term Loan, 10.59%, (1M LIBOR + 8.25%), 04/22/22 (b)	451	247
Sophia LP
Term Loan B, 6.05%, (1M LIBOR + 3.25%), 09/30/22 (b)	4,795	4,609
SS&C Technologies Holdings Europe SARL
Term Loan B-4, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (b)	3,024	2,847
SS&C Technologies Inc.
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (b)	7,978	7,511
SurveyMonkey Inc.
Term Loan B, 6.10%, (3M LIBOR + 3.75%), 10/10/25 (b) (d)	2,066	2,004
TriTech Software Systems
Term Loan B, 6.09%, (3M LIBOR + 3.75%), 08/16/25 (b)	2,805	2,738
VeriFone Inc.
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.00%), 08/09/25 (b)	5,400	5,205
Veritas Bermuda Ltd.
Term Loan B, 6.84%, (3M LIBOR + 4.50%), 01/27/23 (b)	1,370	1,164
Vertafore Inc.
1st Lien Term Loan, 6.05%, (3M LIBOR + 3.25%), 06/04/25 (b)	2,025	1,919
Western Digital Corp.
Term Loan B-4, 4.26%, (3M LIBOR + 1.75%), 04/29/23 (b)	6,358	6,051
WEX Inc.
Term Loan B-2, 4.59%, (3M LIBOR + 2.25%), 06/30/24 (b)	2,632	2,526
		211,986
Materials 9.2%
American Builders & Contractors Supply Co. Inc.
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 10/31/23 (b)	3,795	3,603
Avantor Inc.
1st Lien Term Loan, 6.57%, (3M LIBOR + 3.75%), 09/22/24 (b)	3,623	3,502
Ball Metalpack Finco LLC
1st Lien Term Loan B, 6.84%, (3M LIBOR + 4.50%), 07/25/25 (b) (d)	1,704	1,649
BOYD Corp.
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 08/15/25 (b)	3,800	3,569
BWAY Holding Co.
Term Loan B, 5.66%, (3M LIBOR + 3.25%), 04/03/24 (b)	8,658	8,124
Caraustar Industries Inc.
Term Loan B, 7.89%, (3M LIBOR + 5.50%), 03/09/22 (b)	2,947	2,918
Composite Resins Holding BV
Term Loan B, 6.83%, (3M LIBOR + 4.25%), 06/27/25 (b) (d)	2,349	2,284
Consolidated Container Co. LLC
1st Lien Term Loan, 5.09%, (1M LIBOR + 2.75%), 05/10/24 - 05/22/24 (b)	3,155	3,008

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

220

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Cyanco Intermediate Corp.
Term Loan B, 5.85%, (1M LIBOR + 3.50%), 03/07/25 (b)	1,340	1,292
Emerald Performance Materials LLC
1st Lien Term Loan, 5.84%, (1M LIBOR + 3.50%), 07/23/21 (b)	1,618	1,561
Flex Acquisition Co. Inc.
1st Lien Term Loan, 5.35%, (3M LIBOR + 3.00%), 12/15/23 (b)	5,930	5,579
Flint Group US LLC
Term Loan B-8, 5.49%, (1M LIBOR + 3.00%), 09/07/21 (b)	983	874
Gemini HDPE LLC
Term Loan B, 5.03%, (3M LIBOR + 2.50%), 08/04/24 (b)	3,523	3,382
GYP Holdings III Corp.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 05/15/25 (b)	2,239	2,104
Houghton International Inc.
Term Loan B, 5.59%, (1M LIBOR + 3.25%), 12/13/19 (b)	2,162	2,140
2nd Lien Term Loan, 10.84%, (3M LIBOR + 8.50%), 12/20/20 (b)	1,000	990
Invictus U.S. LLC
1st Lien Term Loan, 5.50%, (3M LIBOR + 3.00%), 02/14/25 (b)	2,233	2,170
2nd Lien Term Loan, 9.25%, (3M LIBOR + 6.75%), 02/15/26 (b)	1,530	1,526
Klockner-Pentaplast of America Inc.
Term Loan B-2, 6.77%, (3M LIBOR + 4.25%), 06/30/22 (b)	3,614	2,928
Kraton Polymers LLC
Term Loan, 4.84%, (3M LIBOR + 2.50%), 03/03/25 (b)	2,835	2,745
MacDermid Inc.
Term Loan B-7, 4.84%, (3M LIBOR + 2.50%), 06/07/20 (b)	1,071	1,066
Term Loan B-6, 5.34%, (3M LIBOR + 3.00%), 06/07/23 (b)	4,299	4,267
Messer Industries GmbH
Term Loan, 0.00%, (3M LIBOR + 2.50%), 09/19/25 (b) (e)	4,152	3,931
Nexeo Solutions LLC
Term Loan, 5.64%, (3M LIBOR + 3.25%), 06/09/23 (b)	1,099	1,077
Term Loan, 5.78%, (3M LIBOR + 3.25%), 06/09/23 (b)	1,165	1,142
Term Loan, 5.96%, (3M LIBOR + 3.25%), 06/09/23 (b)	1,149	1,126
OCI Beaumont LLC
Term Loan, 6.39%, (3M LIBOR + 4.00%), 02/14/25 (b)	1,787	1,749
Onex TSG Holdings II Corp.
1st Lien Term Loan, 6.34%, (3M LIBOR + 4.00%), 07/31/22 (b)	1,734	1,648
Platform Specialty Products Corp.
Term Loan, 0.00%, (3M LIBOR + 2.25%), 11/14/25 (b) (e)	2,427	2,351
Polymer Additives Inc.
1st Lien Term Loan, 8.35%, (3M LIBOR + 6.00%), 07/25/25 (b) (d)	1,794	1,615
PQ Corp.
Term Loan B, 5.03%, (3M LIBOR + 2.50%), 02/08/25 (b)	3,885	3,671
Prince Minerals Inc.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.50%), 03/20/25 (b)	426	387
2nd Lien Term Loan, 10.51%, (3M LIBOR + 7.75%), 03/22/26 (b)	250	225
Pro Mach Group Inc.
Term Loan B, 5.43%, (3M LIBOR + 3.00%), 03/07/25 (b)	2,779	2,634
Proampac PG Borrower LLC
1st Lien Term Loan, 5.98%, (3M LIBOR + 3.50%), 11/18/23 (b)	1,611	1,535
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 11/18/23 (b)	725	691
	Shares/Par[1]	Value ($)
1st Lien Term Loan, 6.08%, (3M LIBOR + 3.50%), 11/18/23 (b)	802	764
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.50%), 11/18/23 (b)	305	291
1st Lien Term Loan, 6.14%, (3M LIBOR + 3.50%), 11/18/23 (b)	987	940
1st Lien Term Loan, 7.75%, (3M LIBOR + 3.50%), 11/18/23 (b)	11	11
Quikrete Holdings Inc.
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 11/03/23 (b)	9,202	8,748
Reynolds Group Holdings Inc.
Term Loan, 5.09%, (3M LIBOR + 2.75%), 02/05/23 (b)	12,298	11,682
Schenectady International Group Inc.
1st Lien Term Loan, 7.19%, (3M LIBOR + 4.75%), 08/21/25 (b) (d)	5,465	5,246
Solenis International LP
1st Lien Term Loan, 6.71%, (3M LIBOR + 4.00%), 12/18/25 (b)	2,239	2,160
Starfruit Finco BV
Term Loan B, 5.60%, (3M LIBOR + 3.25%), 09/20/25 (b)	5,760	5,501
Tank Holding Corp.
Term Loan B, 5.63%, (3M LIBOR + 3.25%), 03/16/22 (b)	680	654
Term Loan B, 5.66%, (3M LIBOR + 3.25%), 03/16/22 (b)	113	109
Term Loan B, 5.76%, (3M LIBOR + 3.25%), 03/22/22 (b)	73	70
TricorBraun Holdings Inc.
1st Lien Term Loan, 6.14%, (3M LIBOR + 3.75%), 11/29/23 (b)	3,207	3,135
1st Lien Delayed Draw Term Loan, 6.54%, (3M LIBOR + 3.75%), 11/30/23 (b)	323	316
1st Lien Delayed Draw Term Loan, 8.00%, (3M PRIME + 2.75%), 11/30/23 (b)	1	1
Trident TPI Holdings Inc.
Term Loan B-1, 5.59%, (3M LIBOR + 3.25%), 10/05/24 (b)	1,812	1,698
Trinseo Materials Operating SCA
Term Loan, 4.34%, (3M LIBOR + 2.00%), 09/06/24 (b)	3,111	2,959
Tronox Blocked Borrower LLC
Term Loan B, 5.34%, (3M LIBOR + 3.00%), 09/15/24 (b)	1,982	1,920
Tronox Finance LLC
Term Loan B, 5.34%, (3M LIBOR + 3.00%), 09/11/24 (b)	4,575	4,431
Univar Inc.
Term Loan B, 4.59%, (3M LIBOR + 2.25%), 07/01/24 (b)	7,672	7,323
Venator Materials Corp.
Term Loan B, 5.34%, (1M LIBOR + 3.00%), 06/28/24 (b)	1,481	1,413
Wilsonart LLC
Term Loan B, 5.64%, (3M LIBOR + 3.25%), 12/19/23 (b)	5,758	5,495
Zep Inc.
1st Lien Term Loan, 6.39%, (3M LIBOR + 4.00%), 08/11/24 (b)	790	698
		150,628
Real Estate 1.2%
Capital Automotive LP
1st Lien Term Loan, 4.85%, (1M LIBOR + 2.50%), 03/21/24 (b)	6,734	6,454
2nd Lien Term Loan, 8.52%, (3M LIBOR + 6.00%), 03/21/25 (b)	4,087	4,023
MGM Growth Properies Operating Partnership LP
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 04/20/23 (b)	5,507	5,261
VICI Properties 1 LLC
Term Loan B, 4.50%, (3M LIBOR + 2.00%), 12/13/24 (b)	4,864	4,633
		20,371

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

221

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Utilities 1.2%
Calpine Construction Finance Co. LP
Term Loan B, 4.84%, (3M LIBOR + 2.50%), 01/15/25 (b)	3,202	3,021
Calpine Corp.
Term Loan B-5, 4.89%, (3M LIBOR + 2.50%), 05/23/22 (b)	4,454	4,223
Term Loan B-6, 4.89%, (3M LIBOR + 2.50%), 01/15/23 (b)	776	737
NEP/NCP Holdco Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/05/25 (b)	3,600	3,440
NRG Energy Inc.
Term Loan B, 4.14%, (3M LIBOR + 1.75%), 06/14/23 (b)	4,454	4,274
Vistra Energy Corp.
1st Lien Term Loan B-3, 4.34%, (3M LIBOR + 2.00%), 12/11/25 (b)	974	935
1st Lien Term Loan B-3, 4.46%, (3M LIBOR + 2.00%), 12/11/25 (b)	2,707	2,599
		19,229
Total Senior Loan Interests (cost $1,603,257)		1,514,314
OTHER EQUITY INTERESTS 0.0%
Paragon Offshore Litigation Stub - Class A (f) (h) (i)	2	2
Paragon Offshore Litigation Stub - Class B (f) (h) (i)	1	37
Paragon Offshore Ltd. Escrow (d) (f) (i)	8	—
Total Other Equity Interests (cost $17)		39
COMMON STOCKS 0.3%
Consumer Discretionary 0.0%
Caesars Entertainment Corp. (f)	27	187
Energy 0.1%
Contura Energy Inc. (f)	13	839
Transocean Ltd. (f)	65	448
		1,287
Financials 0.2%
AFG Holdings Inc. (d) (f) (h)	39	2,273
Freedom Group Inc. (d) (f) (h)	57	283
		2,556
Total Common Stocks (cost $6,680)		4,030
WARRANTS 0.0%
AFG Holdings Inc. (d) (f) (h)	5	45
Total Warrants (cost $0)		45
INVESTMENT COMPANIES 0.1%
Eaton Vance Senior Floating-Rate Trust	25	313
Invesco Senior Income Trust	118	461
Voya Prime Rate Trust	103	462
Total Investment Companies (cost $1,352)		1,236
SHORT TERM INVESTMENTS 2.4%
Investment Companies 2.4%
JNL Government Money Market Fund - Institutional Class, 2.31% (j) (k)	38,886	38,886
Total Short Term Investments (cost $38,886)		38,886
Total Investments 97.6% (cost $1,685,958)		1,592,192
Other Derivative Instruments (0.0)%		(41)
Other Assets and Liabilities, Net 2.4%		39,440
Total Net Assets 100.0%		1,631,591

(a)  The Fund had an unfunded commitment at December 31, 2018. See Unfunded Commitments in the Schedules of Investments.

Shares/Par[1]	Value ($)

(b)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $21,169 and 1.3%, respectively.

(d)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e)   This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(f)  Non-income producing security.

(g)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(h)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(i)   Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(j)   Investment in affiliate.

(k)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/PPM America High Yield Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.7%
American Airlines Pass-Through Trust
Series 2013-B-2, 5.60%, 07/15/20 (a)	6,732	6,768
Continental Airlines Inc. Pass-Through Trust
Series 2012-B-1, 6.25%, 04/11/20	939	952
Series 2012-B-2, 5.50%, 10/29/20	1,190	1,210
Hawaiian Airlines Pass-Through Certificates
Series 2013-B-1, 4.95%, 01/15/22	4,020	4,026
Total Non-U.S. Government Agency Asset-Backed Securities (cost $12,881)		12,956
CORPORATE BONDS AND NOTES 84.8%
Communication Services 15.3%
Altice Luxembourg SA
8.13%, 02/01/27 (a)	7,600	7,163
AMC Entertainment Holdings Inc.
6.13%, 05/15/27 (b)	9,153	7,833
CB Escrow Corp.
8.00%, 10/15/25 (a)	8,000	6,639
CCO Holdings LLC
5.13%, 02/15/23	5,000	4,875
5.38%, 05/01/25 (a)	8,000	7,673
5.13%, 05/01/23 - 05/01/27 (a)	21,000	19,680
5.88%, 05/01/27 (a)	6,000	5,839
CenturyLink Inc.
7.50%, 04/01/24 (b)	1,979	1,918
5.63%, 04/01/25	10,000	8,811
Cincinnati Bell Inc.
7.00%, 07/15/24 (a) (b)	4,000	3,316
CSC Holdings LLC
5.50%, 04/15/27 (a)	4,267	3,990

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

222

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
DISH DBS Corp.
5.13%, 05/01/20	3,000	2,979
5.00%, 03/15/23 (b)	7,000	5,765
7.75%, 07/01/26 (b)	3,000	2,482
Frontier Communications Corp.
11.00%, 09/15/25 (b)	9,000	5,608
8.50%, 04/01/26 (a)	3,502	3,065
7.88%, 01/15/27	2,000	980
9.00%, 08/15/31 (b)	3,000	1,612
Gannett Co. Inc.
4.88%, 09/15/21 (a)	990	982
5.50%, 09/15/24 (a)	3,000	2,910
Hughes Satellite Systems Corp.
5.25%, 08/01/26	2,896	2,657
6.63%, 08/01/26	2,896	2,661
iHeartCommunications Inc.
0.00%, 03/01/21 (c) (d)	10,857	7,266
0.00%, 03/01/21 (a) (c) (d)	2,143	1,416
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (b)	4,603	4,046
8.50%, 10/15/24 (a)	11,800	11,387
9.75%, 07/15/25 (a)	5,000	5,038
Level 3 Communications Inc.
5.75%, 12/01/22	5,000	4,912
Live Nation Entertainment Inc.
5.38%, 06/15/22 (a)	2,425	2,407
4.88%, 11/01/24 (a)	7,042	6,699
5.63%, 03/15/26 (a)	2,753	2,691
MDC Partners Inc.
6.50%, 05/01/24 (a) (b)	7,046	6,416
NBCUniversal Enterprise Inc.
5.25%, (callable at 100 beginning 03/19/21) (a) (e)	7,626	7,725
Neptune Finco Corp.
10.88%, 10/15/25 (a)	5,044	5,661
Netflix Inc.
5.75%, 03/01/24 (b)	2,000	2,030
5.88%, 11/15/28 (a) (b)	8,000	7,786
6.38%, 05/15/29 (a)	8,866	8,798
Numericable - SFR SA
7.38%, 05/01/26 (a)	9,589	8,795
Numericable Group SA
6.25%, 05/15/24 (a)	3,000	2,795
Radiate Holdco LLC
6.63%, 02/15/25 (a)	2,461	2,122
Sable International Finance Ltd.
6.88%, 08/01/22 (a)	1,647	1,691
Sinclair Television Group Inc.
5.88%, 03/15/26 (a)	2,000	1,868
5.13%, 02/15/27 (a)	3,500	3,107
Sirius XM Radio Inc.
5.38%, 07/15/26 (a) (b)	9,000	8,502
5.00%, 08/01/27 (a)	4,000	3,653
Sprint Capital Corp.
6.88%, 11/15/28	6,000	5,672
Sprint Corp.
7.13%, 06/15/24	15,000	14,842
7.63%, 02/15/25	3,000	3,028
Sprint Nextel Corp.
7.00%, 03/01/20 (a)	4,000	4,105
6.00%, 11/15/22	4,000	3,930
Telesat Canada
8.88%, 11/15/24 (a)	5,591	5,817
T-Mobile USA Inc.
4.00%, 04/15/22	2,000	1,946
6.50%, 01/15/24	5,000	5,113
6.00%, 04/15/24	2,000	2,001
5.13%, 04/15/25	5,000	4,837
5.38%, 04/15/27	2,000	1,944
4.75%, 02/01/28 (b)	3,001	2,764
Univision Communications Inc.
5.13%, 02/15/25 (a) (b)	5,263	4,631
Windstream Services LLC
6.38%, 08/01/23 (a)	5,398	2,141
	Shares/Par[1]	Value ($)
Zayo Group LLC
6.00%, 04/01/23	9,111	8,626
		297,646
Consumer Discretionary 12.9%
1011778 B.C. Unltd. Liability Co.
5.00%, 10/15/25 (a) (b)	10,000	9,200
24 Hour Holdings III LLC
8.00%, 06/01/22 (a) (b)	4,000	3,792
Altice SA
7.63%, 02/15/25 (a)	6,000	4,500
American Axle & Manufacturing Inc.
6.25%, 04/01/25 (b)	2,500	2,274
6.50%, 04/01/27 (b)	7,000	6,288
ARAMARK Services Inc.
5.13%, 01/15/24	849	841
4.75%, 06/01/26 (b)	4,571	4,301
5.00%, 02/01/28 (a)	1,896	1,774
Beazer Homes USA Inc.
5.88%, 10/15/27 (b)	2,772	2,190
Churchill Downs Inc.
4.75%, 01/15/28 (a)	6,223	5,630
Delphi Jersey Holdings Plc
5.00%, 10/01/25 (a)	3,189	2,679
Delta Merger Sub Inc.
6.00%, 09/15/26 (a)	2,104	1,988
Eagle Intermediate Global Holding BV
7.50%, 05/01/25 (a)	1,997	1,871
Fiat Chrysler Automobiles NV
5.25%, 04/15/23	2,304	2,257
Gibson Brands Inc.
0.00%, 08/01/18 (a) (b) (c) (d)	12,000	9,961
GLP Capital LP
5.38%, 04/15/26	4,000	3,958
Golden Nugget Inc.
6.75%, 10/15/24 (a)	5,000	4,712
8.75%, 10/01/25 (a)	4,000	3,840
Goodyear Tire & Rubber Co.
5.00%, 05/31/26 (b)	3,000	2,703
4.88%, 03/15/27 (b)	2,513	2,220
Hanesbrands Inc.
4.63%, 05/15/24 (a) (b)	3,000	2,810
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	10,222	9,672
Hilton Worldwide Finance LLC
4.88%, 04/01/27	3,267	3,068
JC Penney Corp. Inc.
5.88%, 07/01/23 (a)	6,000	4,795
KB Home
7.63%, 05/15/23	5,000	5,074
KFC Holding Co.
5.25%, 06/01/26 (a)	1,827	1,767
4.75%, 06/01/27 (a)	5,872	5,467
L Brands Inc.
5.25%, 02/01/28	6,000	5,128
M/I Homes Inc.
6.75%, 01/15/21	8,000	7,955
Marriott International Inc.
6.50%, 09/15/26 (a)	2,399	2,313
Mattamy Group Corp.
6.50%, 10/01/25 (a)	725	659
Men's Wearhouse Inc.
7.00%, 07/01/22 (b)	4,863	4,901
Mohegan Tribal Gaming Authority
7.88%, 10/15/24 (a) (b)	6,000	5,583
National Football League Inc.
3.31%, 10/05/27 (f) (g)	3,200	3,088
3.38%, 10/05/27 (f) (g)	1,800	1,746
National Football League Reciprocal Trust
3.96%, 10/05/28 (f) (g)	11,800	11,920
NCL Corp. Ltd.
4.75%, 12/15/21 (a)	3,251	3,245
Neiman Marcus Group Ltd. Inc.
9.50%, 10/15/21 (a) (h)	8,000	3,360

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

223

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Nemak SAB de CV
4.75%, 01/23/25 (a)	8,781	8,197
New Cotai LLC
10.63%, 05/01/19 (a) (b) (h)	13,480	7,626
PetSmart Inc.
8.88%, 06/01/25 (a) (b)	8,000	4,665
Sally Holdings LLC
5.63%, 12/01/25 (b)	4,500	4,153
Sands China Ltd.
5.13%, 08/08/25 (a) (i)	4,901	4,851
5.40%, 08/08/28 (a) (i)	7,461	7,203
Schaeffler Verwaltung Zwei GmbH
4.88%, 09/15/21 (a) (h)	1,600	1,524
5.25%, 09/15/23 (a) (h)	1,142	1,039
5.50%, 09/15/26 (a) (h)	3,000	2,617
Scientific Games International Inc.
10.00%, 12/01/22	3,000	3,040
5.00%, 10/15/25 (a)	11,919	10,680
Seminole Hard Rock Entertainment Inc.
5.88%, 05/15/21 (a)	2,135	2,134
Sotheby's
4.88%, 12/15/25 (a)	10,000	9,116
Stars Group Holdings BV
7.00%, 07/15/26 (a)	4,092	3,977
Station Casinos LLC
5.00%, 10/01/25 (a)	5,000	4,533
VOC Escrow Ltd.
5.00%, 02/15/28 (a)	5,965	5,534
Williams Scotsman International Inc.
6.88%, 08/15/23 (a)	2,906	2,781
Wolverine World Wide Inc.
5.00%, 09/01/26 (a)	2,571	2,379
Wyndham Destinations Inc.
4.15%, 04/01/24 (j)	5,000	4,794
		250,373
Consumer Staples 4.2%
BAT Capital Corp.
4.39%, 08/15/37	8,000	6,560
4.54%, 08/15/47	8,000	6,388
Cott Holdings Inc.
5.50%, 04/01/25 (a)	3,452	3,263
Coty Inc.
6.50%, 04/15/26 (a) (b)	6,000	5,186
High Ridge Brands Co.
8.88%, 03/15/25 (g) (k)	2,995	1,313
JBS Investments GmbH
7.25%, 04/03/24 (a) (b)	10,250	10,399
JBS Investments II GmbH
7.00%, 01/15/26 (a)	4,963	4,889
JBS USA Lux SA
6.75%, 02/15/28 (a)	3,613	3,529
Matterhorn Merger Sub LLC
8.50%, 06/01/26 (a)	12,000	9,557
Minerva Luxembourg SA
5.88%, 01/19/28 (a)	5,081	4,430
Pilgrim's Pride Corp.
5.88%, 09/30/27 (a)	5,594	5,100
Post Holdings Inc.
5.63%, 01/15/28 (a) (b)	6,000	5,524
Sigma Holdco BV
7.88%, 05/15/26 (a)	12,000	10,384
Spectrum Brands Inc.
5.75%, 07/15/25	4,762	4,524
		81,046
Energy 13.0%
Alta Mesa Holdings LP
7.88%, 12/15/24 (b)	15,000	9,515
American Energy - Woodford LLC
9.00%, 09/15/22 (a) (f)	5,000	2,150
Ascent Resources Utica Holdings LLC
7.00%, 11/01/26 (a)	6,494	5,877
Bruin E&P Partners LLC
8.88%, 08/01/23 (a)	10,000	8,895
	Shares/Par[1]	Value ($)
Callon Petroleum Co.
6.38%, 07/01/26 (b)	6,000	5,587
Chaparral Energy Inc.
8.75%, 07/15/23 (a)	6,704	4,796
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	7,065	7,041
5.13%, 06/30/27	13,170	12,416
Cheniere Energy Partners LP
5.25%, 10/01/25	7,000	6,520
5.63%, 10/01/26 (a)	3,352	3,154
Chesapeake Energy Corp.
8.00%, 01/15/25 (b)	2,990	2,645
CNX Midstream Partners LP
6.50%, 03/15/26 (a)	3,487	3,300
Continental Resources Inc.
4.50%, 04/15/23	6,000	5,909
3.80%, 06/01/24	2,000	1,891
4.38%, 01/15/28	3,000	2,834
Denbury Resources Inc.
7.50%, 02/15/24 (a) (b)	6,000	4,830
Diamondback Energy Inc.
4.75%, 11/01/24 (a)	4,487	4,331
5.38%, 05/31/25	3,000	2,927
Endeavor Energy Resources LP
5.75%, 01/30/28 (a)	904	922
Energy Transfer LP
4.25%, 03/15/23	4,397	4,239
5.50%, 06/01/27	5,493	5,366
Energy Transfer Partners LP
5.88%, 01/15/24	3,500	3,567
Ensco Plc
5.20%, 03/15/25 (b)	6,377	4,255
Enterprise Products Operating LLC
4.80%, 02/01/49	5,577	5,406
EP Energy LLC
8.00%, 02/15/25 (a)	15,000	6,194
Extraction Oil & Gas Inc.
7.38%, 05/15/24 (a)	5,000	4,162
5.63%, 02/01/26 (a)	6,000	4,481
Hess Infrastructure Partners LP
5.63%, 02/15/26 (a)	4,364	4,243
HollyFrontier Corp.
5.88%, 04/01/26	5,882	5,951
Jones Energy Holdings LLC
9.25%, 03/15/23	3,232	478
Nabors Industries Inc.
5.50%, 01/15/23 (b)	8,000	6,338
5.75%, 02/01/25	4,990	3,766
NGPL PipeCo LLC
4.88%, 08/15/27 (a)	667	634
Noble Holding International Ltd.
7.88%, 02/01/26 (a) (b)	8,000	6,823
Parsley Energy LLC
5.25%, 08/15/25 (a)	6,000	5,447
PBF Logistics LP
6.88%, 05/15/23	7,572	7,429
Precision Drilling Corp.
5.25%, 11/15/24	4,000	3,366
7.13%, 01/15/26 (a)	7,206	6,266
Rowan Cos. Inc.
7.38%, 06/15/25 (b)	4,293	3,456
Shelf Drilling Holdings Ltd.
8.25%, 02/15/25 (a)	5,002	4,311
SM Energy Co.
5.00%, 01/15/24	3,000	2,623
Southwestern Energy Co.
7.50%, 04/01/26	5,000	4,727
7.75%, 10/01/27 (b)	3,500	3,334
SRC Energy Inc.
6.25%, 12/01/25	3,065	2,566
Summit Midstream Partners LP
9.50%, (callable at 104 beginning 12/15/22) (e)	8,000	7,394
Transocean Inc.
7.50%, 01/15/26 (a) (b)	3,713	3,264
7.50%, 04/15/31 (b)	13,899	10,582

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

224

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Transocean Proteus Ltd.
6.25%, 12/01/24 (a)	9,600	9,280
Trinidad Drilling Ltd.
6.63%, 02/15/25 (a)	4,000	4,031
USA Compression Partners LP
6.88%, 04/01/26 (a)	3,803	3,649
Weatherford International Ltd.
9.88%, 02/15/24	4,250	2,626
6.50%, 08/01/36	2,000	1,040
WildHorse Resource Development Corp.
6.88%, 02/01/25	4,772	4,506
		251,340
Financials 10.9%
Acrisure LLC
7.00%, 11/15/25 (a)	9,655	8,213
Ally Financial Inc.
4.25%, 04/15/21	3,000	2,941
4.63%, 05/19/22	5,000	4,922
5.75%, 11/20/25 (b)	5,000	4,974
Altice Financing SA
6.63%, 02/15/23 (a)	8,000	7,699
Ardagh Packaging Finance Plc
6.00%, 02/15/25 (a)	8,000	7,392
Barclays Plc
4.97%, 05/16/29 (l) (m)	5,297	5,113
CIT Group Inc.
4.75%, 02/16/24 (b)	5,415	5,212
5.25%, 03/07/25	743	729
6.13%, 03/09/28	784	781
Citigroup Inc.
5.90%, (callable at 100 beginning 02/15/23) (b) (e)	8,501	7,908
Credit Suisse Group AG
6.25%, (callable at 100 beginning 12/18/24) (a) (e)	3,520	3,322
Dana Financing Luxembourg SARL
6.50%, 06/01/26 (a)	6,000	5,762
Dell EMC
5.88%, 06/15/21 (a)	4,272	4,276
7.13%, 06/15/24 (a)	6,728	6,847
Eagle Holding Co. II LLC
8.38%, 05/15/22 (a) (h)	2,103	2,018
GLP Capital LP
5.30%, 01/15/29	4,997	4,906
Goldman Sachs Group Inc.
4.22%, 05/01/29	6,000	5,793
Hexion US Finance Corp.
6.63%, 04/15/20	5,000	3,992
Icahn Enterprises LP
6.38%, 12/15/25	11,956	11,575
Intelsat Connect Finance SA
9.50%, 02/15/23 (a) (b)	5,504	4,737
Jack Ohio Finance LLC
10.25%, 11/15/22 (a)	5,000	5,300
James Hardie International Finance DAC
4.75%, 01/15/25 (a)	941	860
5.00%, 01/15/28 (a)	3,608	3,114
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (e)	5,000	4,953
Level 3 Financing Inc.
5.13%, 05/01/23	3,000	2,895
5.38%, 01/15/24	5,000	4,766
5.25%, 03/15/26	8,000	7,427
Lions Gate Capital Holdings LLC
5.88%, 11/01/24 (a)	7,000	6,877
Lloyds Banking Group Plc
7.50%, (callable at 100 beginning 09/27/25) (e)	6,634	6,386
Navient Corp.
6.75%, 06/15/26	4,383	3,638
Nexstar Escrow Corp.
5.63%, 08/01/24 (a) (b)	3,000	2,805
Nordic Aviation Capital A/S
4.61%, 02/22/23 (f) (g)	4,000	3,830
4.84%, 02/22/25 (f) (g)	4,000	3,732
5.02%, 02/22/28 (f) (g)	4,000	3,590
	Shares/Par[1]	Value ($)
Resideo Funding Inc.
6.13%, 11/01/26 (a)	1,953	1,929
SLM Corp.
5.50%, 01/25/23	10,433	9,147
Springleaf Finance Corp.
7.13%, 03/15/26	5,578	4,985
Stena International SA
5.75%, 03/01/24 (a)	4,156	3,778
Toll Brothers Finance Corp.
4.88%, 03/15/27	6,057	5,512
Vertiv Intermediate Holding Corp.
13.00%, 02/15/22 (a) (h)	10,500	9,740
Washington Mutual Bank
0.00%, 06/15/11 (c) (d)	1,500	—
ZF North America Capital Inc.
4.75%, 04/29/25 (a)	2,722	2,548
Ziggo Bond Finance BV
6.00%, 01/15/27 (a)	6,000	5,202
		212,126
Health Care 10.3%
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (a)	1,029	968
Centene Corp.
4.75%, 05/15/22	2,278	2,261
6.13%, 02/15/24	6,184	6,340
4.75%, 01/15/25	3,146	3,008
Centene Escrow I Corp.
5.38%, 06/01/26 (a)	7,487	7,312
Charles River Laboratories International Inc.
5.50%, 04/01/26 (a)	3,684	3,638
Community Health Systems Inc.
8.63%, 01/15/24 (a)	3,030	3,004
Crimson Merger Sub Inc.
6.63%, 05/15/22 (a)	10,000	8,935
Endo Finance LLC
5.38%, 01/15/23 (a)	7,500	5,637
6.00%, 07/15/23 (a)	4,000	3,048
HCA Inc.
4.25%, 10/15/19	2,142	2,140
6.50%, 02/15/20	1,858	1,904
5.00%, 03/15/24	6,131	6,079
5.38%, 02/01/25	4,869	4,772
5.25%, 06/15/26	12,012	11,897
5.38%, 09/01/26 (b)	2,694	2,620
4.50%, 02/15/27	8,000	7,583
5.63%, 09/01/28	2,774	2,684
5.50%, 06/15/47	3,871	3,679
Hologic Inc.
4.38%, 10/15/25 (a)	5,634	5,259
Iqvia Ltd.
5.00%, 10/15/26 (a)	2,375	2,286
Lifepoint Health Inc.
9.75%, 12/01/26 (a) (b)	8,000	7,620
Mednax Inc.
6.25%, 01/15/27 (a) (b)	8,029	7,748
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (a)	4,917	4,585
Mylan Inc.
4.55%, 04/15/28 (a)	3,729	3,483
5.20%, 04/15/48 (a)	6,000	4,896
Prestige Brands Inc.
6.38%, 03/01/24 (a) (b)	859	830
Tenet Healthcare Corp.
4.50%, 04/01/21	4,800	4,699
8.13%, 04/01/22	6,116	6,125
6.75%, 06/15/23 (b)	6,000	5,633
5.13%, 05/01/25 (b)	8,000	7,466
Tennessee Merger Sub Inc.
6.38%, 02/01/25 (a) (b)	8,141	6,649
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (a)	975	980
5.50%, 03/01/23 - 11/01/25 (a)	7,556	7,007
5.88%, 05/15/23 (a)	1,953	1,802
7.00%, 03/15/24 (a)	2,924	2,962

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

225

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
6.13%, 04/15/25 (a)	20,907	18,172
Verscend Escrow Corp.
9.75%, 08/15/26 (a)	2,696	2,534
WellCare Health Plans Inc.
5.25%, 04/01/25	10,174	9,795
5.38%, 08/15/26 (a)	2,073	2,005
		200,045
Industrials 4.7%
ACCO Brands Corp.
5.25%, 12/15/24 (a)	3,776	3,386
Advanced Disposal Services Inc.
5.63%, 11/15/24 (a)	5,000	4,922
AECOM
5.13%, 03/15/27	3,000	2,568
ARD Securities Finance SARL
8.50%, 01/31/23 (a) (h)	2,091	1,748
Ashtead Capital Inc.
4.13%, 08/15/25 (a)	3,386	3,103
5.25%, 08/01/26 (a)	4,955	4,785
4.38%, 08/15/27 (a)	3,805	3,427
Bombardier Inc.
5.75%, 03/15/22 (a)	2,000	1,875
6.00%, 10/15/22 (a) (b)	4,000	3,751
6.13%, 01/15/23 (a)	1,872	1,754
7.50%, 03/15/25 (a) (b)	7,000	6,597
Builders FirstSource Inc.
5.63%, 09/01/24 (a)	588	546
Hertz Corp.
7.63%, 06/01/22 (a) (b)	3,000	2,835
5.50%, 10/15/24 (a)	4,727	3,463
Navistar International Corp.
6.63%, 11/01/25 (a)	8,406	8,125
Park Aerospace Holdings Ltd.
4.50%, 03/15/23 (a)	7,956	7,462
5.50%, 02/15/24 (a)	1,044	1,009
Prime Security Services Borrower LLC
9.25%, 05/15/23 (a)	4,225	4,356
Sensata Technologies BV
5.63%, 11/01/24 (a)	1,364	1,347
Sensata Technologies Finance Co. Plc
6.25%, 02/15/26 (a)	3,000	3,028
Standard Industries Inc.
4.75%, 01/15/28 (a)	4,042	3,373
Tempo Acquisition LLC
6.75%, 06/01/25 (a)	3,642	3,430
United Rentals North America Inc.
4.88%, 01/15/28	16,008	14,053
		90,943
Information Technology 2.6%
CDK Global Inc.
5.88%, 06/15/26	3,079	3,074
CommScope Technologies LLC
5.00%, 03/15/27 (a) (b)	6,000	4,864
First Data Corp.
5.00%, 01/15/24 (a)	7,000	6,754
NXP BV
4.13%, 06/01/21 (a)	4,000	3,960
3.88%, 09/01/22 (a)	5,000	4,844
4.63%, 06/01/23 (a)	1,724	1,707
Radiate Holdco LLC
6.88%, 02/15/23 (a)	4,000	3,643
Refinitiv US Holdings Inc.
8.25%, 11/15/26 (a)	7,295	6,666
Sanmina Corp.
4.38%, 06/01/19 (a)	8,397	8,396
Western Digital Corp.
4.75%, 02/15/26 (b)	7,467	6,478
		50,386
Materials 7.9%
Anglo American Capital Plc
4.13%, 09/27/22 (a)	4,601	4,567
4.88%, 05/14/25 (a)	1,399	1,375
4.75%, 04/10/27 (a)	3,000	2,863
4.50%, 03/15/28 (a)	6,807	6,347
	Shares/Par[1]	Value ($)
ARD Finance SA
8.50%, 09/15/23 (h)	3,000	2,718
Berry Global Inc.
4.50%, 02/15/26 (a)	7,339	6,747
Berry Plastics Corp.
5.13%, 07/15/23	4,000	3,959
BMC East LLC
5.50%, 10/01/24 (a)	939	878
Building Materials Corp. of America
6.00%, 10/15/25 (a)	3,000	2,865
BWAY Holding Co.
5.50%, 04/15/24 (a)	5,000	4,708
7.25%, 04/15/25 (a) (b)	7,000	6,301
Cemex SAB de CV
5.70%, 01/11/25 (a)	6,000	5,761
CF Industries Inc.
3.45%, 06/01/23	3,000	2,778
Chemours Co.
5.38%, 05/15/27 (b)	3,000	2,703
Crown Americas LLC
4.75%, 02/01/26 (a) (b)	6,000	5,678
Eldorado Gold Corp.
6.13%, 12/15/20 (a)	4,400	4,016
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (a)	5,379	5,110
5.13%, 03/15/23 - 05/15/24 (a) (b)	9,784	9,180
Freeport-McMoRan Inc.
3.10%, 03/15/20	8,000	7,820
3.88%, 03/15/23	4,000	3,692
4.55%, 11/14/24	8,335	7,730
5.40%, 11/14/34	8,000	6,342
FXI Holdings Inc.
7.88%, 11/01/24 (a)	9,000	7,740
Hexion Inc.
10.38%, 02/01/22 (a)	2,300	1,818
Koppers Inc.
6.00%, 02/15/25 (a)	1,614	1,430
NOVA Chemicals Corp.
4.88%, 06/01/24 (a)	1,154	1,048
5.25%, 06/01/27 (a)	5,314	4,701
Olin Corp.
5.13%, 09/15/27 (b)	6,000	5,546
5.00%, 02/01/30	2,304	2,015
Owens-Brockway Glass Container Inc.
5.38%, 01/15/25 (a)	2,000	1,900
Reynolds Group Issuer Inc.
5.13%, 07/15/23 (a)	6,614	6,293
Silgan Holdings Inc.
4.75%, 03/15/25 (b)	6,596	6,181
St. Marys Cement Inc.
5.75%, 01/28/27 (a)	6,000	5,901
Teck Resources Ltd.
8.50%, 06/01/24 (a)	704	758
Trinseo Materials Operating SCA
5.38%, 09/01/25 (a)	5,352	4,684
		154,153
Real Estate 1.6%
Communications Sales & Leasing Inc.
7.13%, 12/15/24 (a) (b)	6,500	5,336
Equinix Inc.
5.38%, 05/15/27	8,387	8,299
ESH Hospitality Inc.
5.25%, 05/01/25 (a)	8,419	7,923
Hospitality Properties Trust
4.95%, 02/15/27	2,060	2,030
MGM Growth Properties Operating Partnership LP
5.63%, 05/01/24	1,677	1,660
4.50%, 09/01/26	4,444	4,030
PulteGroup Inc.
5.00%, 01/15/27	1,962	1,785
		31,063
Utilities 1.4%
AES Corp.
5.50%, 04/15/25	11,041	10,989

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

226

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
5.13%, 09/01/27 (b)	6,000	5,798
Calpine Corp.
5.75%, 01/15/25 (b)	11,000	10,045
		26,832
Total Corporate Bonds And Notes (cost $1,798,767)		1,645,953
SENIOR LOAN INTERESTS 5.1%
Communication Services 0.5%
Frontier Communications Corp.
Term Loan B-1, 6.10%, (3M LIBOR + 3.75%), 05/31/24 (l)	4,630	4,285
Windstream Services LLC
Term Loan B-6, 6.46%, (3M LIBOR + 4.00%), 03/29/21 (l)	5,773	5,128
		9,413
Consumer Discretionary 1.6%
Bass Pro Group LLC
Term Loan B, 7.52%, (3M LIBOR + 5.00%), 11/15/23 (l)	11,830	11,292
Gibson Brands Inc.
Term Loan, 0.00%, (1M PRIME + 8.00%), 06/30/19 (f) (l) (n)	316	379
Term Loan, 11.32%, (1M LIBOR + 9.00%), 06/30/19 (f) (l)	942	1,130
DIP Term Loan, 11.34%, (1M LIBOR + 9.00%), 06/30/19 (f) (l)	1,921	2,305
Jo-Ann Stores Inc.
Term Loan, 7.48%, (3M LIBOR + 5.00%), 09/29/23 (l)	6,513	6,179
Liberty Cablevision of Puerto Rico LLC
1st Lien Term Loan, 5.94%, (3M LIBOR + 3.50%), 12/24/21 (l)	3,200	3,058
2nd Lien Term Loan, 9.19%, (3M LIBOR + 6.75%), 06/23/23 (f) (l)	677	630
Stars Group Holdings BV
Incremental Term Loan, 6.30%, (3M LIBOR + 3.50%), 06/29/25 (l)	2,665	2,570
UFC Holdings LLC
2nd Lien Term Loan, 9.84%, (3M LIBOR + 7.50%), 07/26/24 (l)	3,800	3,745
		31,288
Consumer Staples 0.3%
BJ's Wholesale Club Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 01/26/24 (l)	5,657	5,489
Energy 0.6%
Encino Acquisition Partners Holdings LLC
2nd Lien Term Loan, 9.09%, (3M LIBOR + 6.75%), 09/26/25 (f) (l)	6,867	6,455
Foresight Energy LLC
1st Lien Term Loan, 8.28%, (1M LIBOR + 5.75%), 03/16/22 (l)	4,128	4,034
Medallion Midland Acquisition LLC
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 10/31/24 (l)	2,376	2,236
		12,725
Financials 0.2%
Acrisure LLC
Term Loan B, 6.77%, (3M LIBOR + 4.25%), 11/22/23 (l)	3,255	3,147
Health Care 1.3%
Alphabet Holding Co. Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 08/15/24 (l)	5,398	4,831
2nd Lien Term Loan , 10.09%, (3M LIBOR + 7.75%), 08/09/25 (l)	5,390	4,420
Envision Healthcare Corp.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/27/25 (l)	9,319	8,663
RegionalCare Hospital Partners Holdings Inc.
Term Loan B, 7.13%, (3M LIBOR + 4.50%), 11/09/25 (l)	8,000	7,570
		25,484
	Shares/Par[1]	Value ($)
Information Technology 0.4%
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (l)	3,181	3,022
SS&C Technologies Holdings Europe SARL
Term Loan B-4, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (l)	1,199	1,128
SS&C Technologies Inc.
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (l)	3,160	2,975
		7,125
Materials 0.2%
Schenectady International Group Inc.
1st Lien Term Loan, 7.19%, (3M LIBOR + 4.75%), 08/21/25 (f) (l)	4,441	4,262
Total Senior Loan Interests (cost $103,969)		98,933
GOVERNMENT AND AGENCY OBLIGATIONS 0.7%
U.S. Treasury Securities 0.7%
U.S. Treasury Bond
2.88%, 11/15/46	2,000	1,950
U.S. Treasury Note
1.25%, 05/31/19	8,000	7,959
1.50%, 08/15/26	4,000	3,690
Total Government And Agency Obligations (cost $13,854)		13,599
PREFERRED STOCKS 0.1%
Financials 0.1%
Morgan Stanley - Series K, 5.85%, (callable at 25 beginning 04/15/27) (b) (e)	100	2,428
Total Preferred Stocks (cost $2,500)		2,428
OTHER EQUITY INTERESTS 0.0%
Quicksilver Resources Inc. Escrow (c) (f) (o)	53,443	—
Quicksilver Resources Inc. Escrow (c) (f) (o)	10,557	—
T-Mobile USA Inc. Escrow (c) (f)	3,001	—
T-Mobile USA Inc. Escrow (c) (f) (o)	5,000	—
T-Mobile USA Inc. Escrow (c) (f) (o)	2,000	—
T-Mobile USA Inc. Escrow (c) (f) (o)	2,000	—
T-Mobile USA Inc. Escrow (c) (f) (o)	5,000	—
T-Mobile USA Inc. Escrow (c) (f) (o)	2,000	—
Vantage Drilling Co. Escrow (b) (c) (f) (o)	8,119	—
Total Other Equity Interests (cost $0)		—
COMMON STOCKS 3.7%
Communication Services 0.1%
DISH Network Corp. - Class A (c)	80	1,998
Consumer Discretionary 0.8%
Caesars Entertainment Corp. (b) (c)	17	112
Frontdoor Inc. (c)	70	1,863
Home Interior Gift Inc. (c) (f)	429	—
MGM Resorts International	200	4,852
Michaels Cos. Inc. (b) (c)	225	3,046
Party City Holdco Inc. (b) (c)	105	1,048
ServiceMaster Global Holdings Inc. (c)	140	5,144
		16,065
Consumer Staples 0.2%
B&G Foods Inc. (b)	150	4,336
Energy 0.7%
Chaparral Energy Inc. (a) (c)	4	21
Chaparral Energy Inc. - Class A (b) (c)	706	3,475
Energy Transfer Equity LP	144	1,902
MPLX LP	87	2,642
Prairie Provident Resources Inc. (a) (c)	224	33
Summit Midstream Partners LP	200	2,010
Titan Energy LLC (c)	75	22
Transocean Ltd. (c)	169	1,175
Williams Cos. Inc.	105	2,306
		13,586
Financials 0.5%
JPMorgan Chase & Co.	90	8,786
Health Care 0.2%
Bausch Health Cos. Inc. (c)	200	3,694

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

227

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Industrials 0.1%
Builders FirstSource Inc. (c)	250	2,728
Information Technology 0.1%
EchoStar Corp. - Class A (c)	70	2,570
New Cotai LLC (c) (f) (g)	—	2
		2,572
Materials 0.8%
First Quantum Minerals Ltd.	20	161
Freeport-McMoRan Inc. - Class B	270	2,784
Huntsman Corp.	250	4,822
Ingevity Corp. (c)	—	1
LyondellBasell Industries NV - Class A	80	6,692
WestRock Co.	—	4
		14,464
Real Estate 0.2%
Outfront Media Inc.	151	2,744
Total Common Stocks (cost $95,402)		70,973
INVESTMENT COMPANIES 1.7%
Eaton Vance Senior Floating-Rate Trust	300	3,765
Invesco Senior Income Trust	805	3,146
Kayne Anderson MLP Investment Co.	199	2,740
PIMCO Floating Rate Strategy Fund	400	3,812
SPDR Barclays High Yield Bond ETF	611	20,535
Total Investment Companies (cost $39,248)		33,998
SHORT TERM INVESTMENTS 12.5%
Investment Companies 1.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (p) (q)	30,703	30,703
Securities Lending Collateral 10.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (p) (q)	212,561	212,561
Total Short Term Investments (cost $243,264)		243,264
Total Investments 109.3% (cost $2,309,885)		2,122,104
Other Derivative Instruments (0.0)%		(396)
Other Assets and Liabilities, Net (9.3)%		(180,414)
Total Net Assets 100.0%		1,941,294

(a)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $940,296 and 48.4%, respectively.

(b)  All or portion of the security was on loan.

(c)  Non-income producing security.

(d)   Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.0% of the Fund’s net assets.

(e)   Perpetual security. Next contractual call date presented, if applicable.

(f)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(h)   Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(i)   The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(j)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(k)  Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

Shares/Par[1]	Value ($)

(l)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(m)   Convertible security.

(n)  This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(o)  Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(p)   Investment in affiliate.

(q)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/PPM America Total Return Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.0%
American Airlines Pass-Through Trust
Series 2013-B-2, 5.60%, 07/15/20 (a)	1,704	1,713
Series 2013-A-2, 4.95%, 01/15/23	1,119	1,137
Series 2016-AA-2, 3.20%, 06/15/28	2,776	2,590
American Express Credit Account Master Trust
Series 2014-A-1, 2.83%, (1M USD LIBOR + 0.37%), 05/15/19 (b)	832	833
American Tower Trust I
Series 2013-A-2, 3.07%, 03/15/23 (a)	6,596	6,464
AmeriCredit Automobile Receivables Trust
Series 2016-A3-1, 1.81%, 10/08/20	5	5
Ascentium Equipment Receivables Trust
Series 2017-A2-1A, 1.87%, 07/10/19 (a)	54	54
Series 2017-A2-2A, 2.00%, 05/11/20 (a)	681	678
Series 2018-A2-1A, 2.92%, 12/10/20 (a)	1,760	1,759
Series 2017-A3-1A, 2.29%, 06/10/21 (a)	1,177	1,169
Series 2017-A3-2A, 2.31%, 12/10/21 (a)	1,587	1,566
Series 2016-A3-1A, REMIC, 1.92%, 12/10/19 (a)	34	34
Aventura Mall Trust
Series 2013-A-AVM, REMIC, 3.74%, 12/07/20 (a) (b)	5,060	5,101
Banc of America Re-REMIC Trust
Series 2015-B-200P, REMIC, 3.49%, 04/16/25 (a)	1,985	1,959
BANK 2017-BNK5
Series 2017-AS-BNK5, REMIC, 3.62%, 06/17/27	2,286	2,232
Bank of The West Auto Trust
Series 2017-A2-1, 1.78%, 02/15/21 (a)	1,361	1,356
Series 2017-A3-1, 2.11%, 01/15/23 (a)	3,171	3,133
BCC Funding XIV LLC
Series 2018-A2-1A, 2.96%, 06/20/23 (a)	2,599	2,592
BMW Floorplan Master Owner Trust
Series 2018-A1-1, 3.15%, 05/17/21 (a)	2,068	2,063
Capital One Multi-Asset Execution Trust
Series 2016-A1-A1, 2.91%, (1M USD LIBOR + 0.45%), 04/15/19 (b)	5,714	5,719
CarMax Auto Owner Trust
Series 2017-A3-3, 1.97%, 04/15/22	2,307	2,283
CCG Receivables Trust
Series 2018-A2-1, 2.50%, 02/14/21 (a)	2,657	2,641
Chrysler Capital Auto Receivables Trust
Series 2016-A3-BA, 1.64%, 07/15/21 (a)	1,242	1,237
CIG Auto Receivables Trust
Series 2017-A-1A, 2.71%, 05/15/23 (a)	1,108	1,101
Citibank Credit Card Issuance Trust
Series 2017-A9-A9, 1.80%, 09/20/19	3,000	2,976

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

228

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Citigroup Mortgage Loan Trust Inc.
Series 2014-A1-J1, REMIC, 3.50%, 08/25/23 (a)	1,743	1,719
CNH Equipment Trust
Series 2015-A3-B, REMIC, 1.37%, 07/15/20	15	15
COLT Funding LLC
Series 2018-A1-1, REMIC, 2.93%, 02/25/48 (a) (b)	671	667
COLT Mortgage Loan Trust
Series 2017-A1A-2, REMIC, 2.41%, 10/25/47 (a) (b)	1,328	1,308
Continental Airlines Inc. Pass-Through Trust
Series 2012-B-1, 6.25%, 04/11/20	335	340
Series 2012-A-1, 4.15%, 04/11/24	1,506	1,508
Series 2012-A-2, 4.00%, 10/29/24	1,330	1,309
CSMC Trust
Series 2017-A3-HL2, 3.50%, 10/25/47 (a) (b)	2,539	2,485
Series 2017-A1-HL1, REMIC, 3.50%, 06/25/47 (a) (b)	4,131	4,052
Dell Equipment Finance Trust
Series 2016-B-1, 2.03%, 01/22/19 (a)	201	201
Series 2018-A2A-1, 2.97%, 10/22/20 (a)	2,573	2,573
Series 2017-A3-2, 2.19%, 10/24/22 (a)	1,612	1,601
Delta Air Lines Pass-Through Trust
Series 2010-A-2, 4.95%, 05/23/19	28	28
Engs Commercial Finance Trust
Series 2018-A1-1A, 2.97%, 02/22/21 (a)	774	773
Ford Credit Auto Owner Trust
Series 2014-B-C, 1.97%, 04/15/20	821	821
Series 2015-C-B, 2.21%, 01/15/21	1,009	1,005
Foundation Finance Trust
Series 2017-A-1A, 3.30%, 08/15/22 (a)	1,622	1,613
Freddie Mac Multifamily Aggregation Risk Transfer
Series 2017-A-KT01, REMIC, 2.82%, (1M USD LIBOR + 0.32%), 02/25/20 (b)	4,645	4,635
GLS Auto Receivables Trust
Series 2018-A-3A, 3.35%, 08/15/22 (a)	1,780	1,780
GM Financial Automobile Leasing Trust
Series 2017-A3-1, 2.06%, 05/20/20	4,490	4,475
Series 2017-A3-3, 2.01%, 11/20/20	2,328	2,312
GM Financial Consumer Automobile Receivables Trust
Series 2018-A1-3, 2.37%, 07/16/19	476	476
GreatAmerica Leasing Receivables Funding LLC
Series 2017-A3-1, 2.06%, 06/22/20 (a)	930	926
Series 2018-A3-1, 2.60%, 06/15/21 (a)	1,306	1,300
Series 2018-A4-1, 2.83%, 06/17/24 (a)	865	862
GS Mortgage Securities Trust
Series 2017-B-SLP, REMIC, 3.77%, 10/12/22 (a)	4,077	4,090
Hilton Grand Vacations Trust
Series 2017-A-AA, 2.66%, 12/26/28 (a)	1,694	1,676
John Deere Owner Trust
Series 2016-A3-B, 1.25%, 06/15/20	912	908
JPMorgan Mortgage Trust
Series 2014-A1-5, REMIC, 2.99%, 10/25/26 (a) (b)	1,305	1,293
Series 2016-2A1-3, REMIC, 3.00%, 10/25/46 (a) (b)	2,383	2,359
Series 2017-A6-6, REMIC, 3.00%, 01/25/48 (a) (b)	2,758	2,727
Kubota Credit Owner Trust
Series 2016-A3-1A, 1.50%, 07/15/20 (a)	1,340	1,332
Series 2018-A2-1A, 2.80%, 02/16/21 (a)	3,230	3,225
MVW Owner Trust
Series 2013-A-1A, 2.15%, 04/22/30 (a)	330	327
Series 2017-A-1A, 2.42%, 12/20/34 (a)	1,844	1,810
PSMC Trust
Series 2018-A1-3, REMIC, 4.00%, 08/25/48 (a)	1,657	1,663
SBA Tower Trust
Series 2014-C-1, 2.90%, 10/15/44 (a)	2,250	2,237
Sequoia Mortgage Trust
Series 2017-A4-3, REMIC, 3.50%, 04/25/24 (a) (b)	976	964
Series 2018-A1-8, REMIC, 4.00%, 11/25/48 (a) (b)	3,170	3,132
United Auto Credit Securitization Trust
Series 2018-A-2, 2.89%, 03/10/21 (a)	1,336	1,334
	Shares/Par[1]	Value ($)
Verizon Owner Trust
Series 2016-B-1A, 1.46%, 01/20/21 (a)	440	435
Series 2016-A-2A, 1.68%, 05/20/21 (a)	2,973	2,956
Series 2016-B-2A, 2.15%, 05/20/21 (a)	1,133	1,125
Series 2017-A-2A, 1.92%, 12/20/21 (a)	6,142	6,081
Voya CLO Ltd.
Series 2013-A1R-2A, 3.46%, (3M USD LIBOR + 0.97%), 04/25/31 (a) (b)	1,970	1,916
Wells Fargo Commercial Mortgage Trust
Series 2017-B-C38, 3.92%, 07/15/50 (b)	1,371	1,327
Total Non-U.S. Government Agency Asset-Backed Securities (cost $135,793)		134,096
CORPORATE BONDS AND NOTES 43.3%
Communication Services 3.2%
AT&T Inc.
3.96%, (3M USD LIBOR + 1.18%), 06/12/24 (b)	3,900	3,783
5.25%, 03/01/37	2,030	1,994
CCO Holdings LLC
5.13%, 05/01/27 (a)	1,439	1,339
Charter Communications Operating LLC
4.91%, 07/23/25	1,902	1,890
5.38%, 04/01/38	2,192	2,023
6.83%, 10/23/55	1,030	1,052
Comcast Corp.
4.15%, 10/15/28	4,354	4,424
4.60%, 10/15/38	3,233	3,268
3.40%, 07/15/46	1,700	1,409
4.95%, 10/15/58	1,926	1,969
Hughes Satellite Systems Corp.
5.25%, 08/01/26	1,675	1,537
NBCUniversal Enterprise Inc.
5.25%, (callable at 100 beginning 03/19/21) (a) (c)	1,589	1,610
Netflix Inc.
6.38%, 05/15/29 (a)	4,675	4,639
Numericable - SFR SA
7.38%, 05/01/26 (a)	2,087	1,914
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (a)	1,917	1,890
Vodafone Group Plc
5.00%, 05/30/38	770	720
		35,461
Consumer Discretionary 1.6%
A&E Television Networks LLC
3.11%, 08/22/19 (d) (e)	1,000	996
Fiat Chrysler Automobiles NV
5.25%, 04/15/23	1,452	1,423
Ford Motor Co.
5.29%, 12/08/46	1,093	898
Home Depot Inc.
3.90%, 12/06/28	1,183	1,212
4.50%, 12/06/48	694	718
KFC Holding Co.
4.75%, 06/01/27 (a)	2	2
Nemak SAB de CV
4.75%, 01/23/25 (a)	4,610	4,303
Sands China Ltd.
5.13%, 08/08/25 (a) (f)	2,451	2,426
5.40%, 08/08/28 (a) (f)	3,730	3,601
Schaeffler Verwaltung Zwei GmbH
4.88%, 09/15/21 (a) (g)	1,100	1,047
5.50%, 09/15/26 (a) (g)	644	562
Target Corp.
3.90%, 11/15/47	1,276	1,175
		18,363
Consumer Staples 2.5%
Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (a)	2,988	2,819
4.90%, 02/01/46 (a)	3,778	3,497
BAT Capital Corp.
3.56%, 08/15/27	1,068	948
4.39%, 08/15/37	4,440	3,641
4.54%, 08/15/47	845	675

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

229

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Conagra Brands Inc.
4.60%, 11/01/25	3,003	3,031
5.40%, 11/01/48	1,443	1,332
General Mills Inc.
4.20%, 04/17/28 (h)	298	291
JBS Investments GmbH
7.25%, 04/03/24 (a)	1,959	1,987
JBS Investments II GmbH
7.00%, 01/15/26 (a)	1,343	1,323
Mars Inc.
3.74%, 10/11/27 (d) (e)	1,200	1,199
Pilgrim's Pride Corp.
5.88%, 09/30/27 (a) (h)	1,621	1,478
Reynolds American Inc.
4.45%, 06/12/25	2,391	2,310
5.70%, 08/15/35	975	961
7.00%, 08/04/41	812	865
Tyson Foods Inc.
5.10%, 09/28/48	1,356	1,301
		27,658
Energy 4.4%
Andeavor Logistics LP
3.50%, 12/01/22	1,149	1,112
4.25%, 12/01/27	1,018	960
5.20%, 12/01/47	1,116	1,005
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	1,158	1,154
5.13%, 06/30/27	4,445	4,191
Columbia Pipeline Group Inc.
5.80%, 06/01/45	933	983
Continental Resources Inc.
4.38%, 01/15/28 (h)	2,018	1,907
Denbury Resources Inc.
9.00%, 05/15/21 (a)	500	467
Diamondback Energy Inc.
4.75%, 11/01/24 (a)	4,412	4,259
Endeavor Energy Resources LP
5.50%, 01/30/26 (a)	316	321
5.75%, 01/30/28 (a)	316	322
Energy Transfer LP
4.25%, 03/15/23	3,982	3,839
5.50%, 06/01/27	1,077	1,052
5.80%, 06/15/38	1,537	1,487
6.13%, 12/15/45	500	484
Enterprise Products Operating LLC
4.15%, 10/16/28	2,130	2,124
4.80%, 02/01/49	1,926	1,867
EP Energy LLC
8.00%, 11/29/24 (a) (h)	2,530	1,844
8.00%, 02/15/25 (a)	949	392
Everest Acquisition Finance Inc.
7.75%, 05/15/26 (a)	825	732
Marathon Petroleum Corp.
3.80%, 04/01/28 (a)	761	717
4.50%, 04/01/48 (a)	881	740
MPLX LP
4.00%, 03/15/28	3,065	2,882
5.50%, 02/15/49	1,586	1,537
Nabors Industries Inc.
5.50%, 01/15/23 (h)	441	349
PDC Energy Inc.
5.75%, 05/15/26	1,559	1,382
Petroleos Mexicanos
2.29%, 02/15/24	1,794	1,703
6.50%, 01/23/29	1,983	1,849
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	1,150	1,206
5.63%, 03/01/25	241	250
4.20%, 03/15/28	3,109	2,966
Transocean Pontus Ltd.
6.13%, 08/01/25 (a)	467	450
Transocean Proteus Ltd.
6.25%, 12/01/24 (a)	2,846	2,751
		49,284
	Shares/Par[1]	Value ($)
Financials 16.0%
AerCap Ireland Capital Ltd.
4.63%, 10/30/20	223	225
3.50%, 05/26/22	1,110	1,076
3.65%, 07/21/27	1,724	1,494
American Express Co.
3.70%, 08/03/23	5,275	5,290
Athene Global Funding
4.00%, 01/25/22 (a)	4,205	4,248
3.00%, 07/01/22 (a)	3,098	3,030
Athene Holding Ltd.
4.13%, 01/12/28	2,536	2,298
Bank of America Corp.
6.25%, (callable at 100 beginning 09/05/24) (c)	1,683	1,658
3.55%, 03/05/24	3,100	3,061
4.00%, 01/22/25	1,097	1,071
4.25%, 10/22/26	6,040	5,883
3.25%, 10/21/27	671	620
Barclays Plc
4.97%, 05/16/29 (b) (i)	3,531	3,408
Bayer US Finance II LLC
4.25%, 12/15/25 (a)	1,662	1,623
4.38%, 12/15/28 (a)	1,600	1,532
BNP Paribas SA
3.50%, 03/01/23 (a)	3,000	2,921
Capital One Financial Corp.
3.75%, 03/09/27	2,833	2,637
3.80%, 01/31/28	3,677	3,394
Citigroup Inc.
5.90%, (callable at 100 beginning 02/15/23) (c) (h)	2,217	2,062
2.75%, 04/25/22	1,000	969
4.45%, 09/29/27	6,169	5,948
3.89%, 01/10/28 (b)	3,265	3,141
Credit Agricole SA
3.75%, 04/24/23 (a)	2,018	1,974
Credit Suisse AG
6.50%, 08/08/23 (a)	5,986	6,249
3.63%, 09/09/24	1,000	979
Credit Suisse Group AG
7.50%, (callable at 100 beginning 12/11/23) (a) (c)	2,448	2,497
4.21%, 06/12/24 (a)	2,515	2,496
3.87%, 01/12/29 (a)	1,880	1,750
Dell EMC
8.35%, 07/15/46 (a)	3,257	3,528
Enel Finance International NV
4.25%, 09/14/23 (a)	2,900	2,830
General Motors Financial Co. Inc.
4.20%, 03/01/21	1,576	1,579
Glencore Funding LLC
3.00%, 10/27/22 (a)	1,300	1,247
GLP Capital LP
5.30%, 01/15/29	2,948	2,894
Goldman Sachs Group Inc.
2.60%, 12/27/20	1,523	1,494
3.00%, 04/26/22	1,606	1,558
2.91%, 07/24/23	1,190	1,134
4.00%, 03/03/24	1,439	1,418
4.25%, 10/21/25	2,071	1,984
4.22%, 05/01/29	3,635	3,510
6.75%, 10/01/37	1,500	1,701
HSBC Holdings Plc
6.88%, (callable at 100 beginning 06/01/21) (c) (i)	2,500	2,568
3.64%, (3M USD LIBOR + 1.00%), 05/18/24 (b)	2,327	2,266
4.29%, 09/12/26	2,837	2,801
4.38%, 11/23/26	2,260	2,188
Icahn Enterprises LP
6.38%, 12/15/25	2,574	2,492
Intesa Sanpaolo SpA
3.88%, 01/12/28 (a)	2,350	1,997
James Hardie International Finance DAC
5.00%, 01/15/28 (a)	1,218	1,051
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (c)	1,325	1,313

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

230

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
4.02%, 12/05/24	4,584	4,618
2.95%, 10/01/26	2,720	2,508
3.78%, 02/01/28 (b)	1,127	1,092
4.01%, 04/23/29	1,500	1,474
4.20%, 07/23/29	899	897
4.45%, 12/05/29	1,860	1,890
JPMorgan Chase Bank NA
3.22%, 03/01/25	2,128	2,048
3.51%, 01/23/29	1,450	1,373
Lincoln National Corp.
3.80%, 03/01/28 (h)	528	510
4.35%, 03/01/48	876	810
Lloyds Banking Group Plc
7.50%, (callable at 100 beginning 09/27/25) (c)	3,498	3,367
Macquarie Group Ltd.
5.03%, 01/15/30 (a)	2,955	2,923
Morgan Stanley
3.65%, (3M USD LIBOR + 1.18%), 01/20/22 (b)	3,723	3,711
4.88%, 11/01/22	4,381	4,522
4.10%, 05/22/23	1,550	1,555
3.88%, 04/29/24	4,921	4,898
3.63%, 01/20/27	2,307	2,194
National Rural Utilities Cooperative Finance Corp.
4.75%, 04/30/43 (b)	1,071	1,005
Santander UK Group Holdings Plc
4.80%, 11/15/24	5,490	5,445
SAP Ireland US-Financial Services Ltd.
2.82%, 11/15/20 (d) (e)	2,485	2,458
3.18%, 11/15/22 (d) (e)	2,485	2,451
UBS AG
2.45%, 12/01/20 (a)	1,791	1,758
Volkswagen Group of America Finance LLC
4.63%, 11/13/25 (a)	5,700	5,651
Wells Fargo & Co.
5.88%, (callable at 100 beginning 06/15/25) (c)	2,024	1,999
2.63%, 07/22/22	795	766
4.48%, 01/16/24	355	359
Ziggo Secured Finance BV
5.50%, 01/15/27 (a)	1,500	1,350
		178,719
Health Care 3.9%
Abbott Laboratories
4.75%, 11/30/36	1,324	1,381
Actavis Funding SCS
4.55%, 03/15/35	1,022	973
Becton Dickinson & Co.
3.36%, 06/06/24	3,850	3,692
Centene Corp.
4.75%, 05/15/22	1,684	1,671
6.13%, 02/15/24 (h)	192	197
4.75%, 01/15/25	566	541
Centene Escrow I Corp.
5.38%, 06/01/26 (a)	2,708	2,645
CVS Health Corp.
4.30%, 03/25/28	4,500	4,405
4.78%, 03/25/38	2,814	2,711
5.05%, 03/25/48	4,053	3,959
Express Scripts Holding Co.
3.40%, 03/01/27	2,645	2,454
Halfmoon Parent Inc.
4.38%, 10/15/28 (a)	1,550	1,560
4.80%, 08/15/38 (a)	1,550	1,536
4.90%, 12/15/48 (a)	2,676	2,619
Mednax Inc.
6.25%, 01/15/27 (a) (h)	1,430	1,380
Mylan Inc.
5.20%, 04/15/48 (a)	564	460
Perrigo Finance Plc
4.90%, 12/15/44	259	199
Perrigo Finance Unltd. Co.
4.38%, 03/15/26	500	451
UnitedHealth Group Inc.
3.75%, 07/15/25	1,018	1,027
3.45%, 01/15/27	894	882
	Shares/Par[1]	Value ($)
3.88%, 12/15/28	1,385	1,401
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (a)	296	298
5.50%, 03/01/23 - 11/01/25 (a)	1,097	1,017
5.88%, 05/15/23 (a)	292	269
7.00%, 03/15/24 (a)	889	900
6.13%, 04/15/25 (a)	1,602	1,392
WellCare Health Plans Inc.
5.25%, 04/01/25	2,340	2,253
5.38%, 08/15/26 (a)	1,112	1,076
		43,349
Industrials 2.8%
Aircastle Ltd.
4.40%, 09/25/23	965	946
4.13%, 05/01/24	1,756	1,646
Ashtead Capital Inc.
5.25%, 08/01/26 (a)	3,101	2,994
Aviation Capital Group LLC
4.38%, 01/30/24 (a)	2,395	2,381
Avolon Holdings Funding Ltd.
5.13%, 10/01/23 (a)	3,900	3,746
Bombardier Inc.
8.75%, 12/01/21 (a)	1,560	1,607
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (c) (e)	11,046	8,505
General Motors Co.
5.95%, 04/01/49	1,415	1,288
International Lease Finance Corp.
4.63%, 04/15/21	2,237	2,253
Johnson Controls International Plc
5.13%, 09/14/45	1,005	999
Mexico City Airport Trust
5.50%, 07/31/47 (e) (j)	643	567
Standard Industries Inc.
4.75%, 01/15/28 (a)	2,626	2,191
Union Pacific Corp.
3.60%, 09/15/37	1,656	1,481
4.38%, 09/10/38	1,200	1,182
		31,786
Information Technology 1.2%
Broadcom Corp.
3.88%, 01/15/27	1,360	1,221
Microsoft Corp.
3.45%, 08/08/36	2,865	2,713
3.95%, 08/08/56	2,355	2,305
NXP BV
4.13%, 06/01/21 (a)	2,601	2,575
4.63%, 06/01/23 (a)	1,293	1,280
5.35%, 03/01/26 (a)	1,499	1,515
Oracle Corp.
4.00%, 11/15/47	1,946	1,812
		13,421
Materials 2.8%
Anglo American Capital Plc
3.63%, 09/11/24 (a)	1,250	1,181
4.88%, 05/14/25 (a)	3,035	2,982
4.75%, 04/10/27 (a)	2,539	2,423
4.50%, 03/15/28 (a)	4,084	3,808
CF Industries Inc.
3.40%, 12/01/21 (a)	3,910	3,818
4.50%, 12/01/26 (a)	1,560	1,529
Corning Inc.
5.85%, 11/15/68	3,129	3,167
Freeport-McMoRan Inc.
4.55%, 11/14/24	5,261	4,879
5.40%, 11/14/34	1,794	1,422
Reynolds Group Issuer Inc.
5.94%, (3M USD LIBOR + 3.50%), 07/15/21 (a) (b)	3,576	3,564
Samarco Mineracao SA
0.00%, 11/01/22 (e) (j) (k) (l)	345	261
0.00%, 09/26/24 (a) (k) (l)	340	266

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

231

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Syngenta Finance NV
4.89%, 04/24/25 (a)	1,200	1,139
5.68%, 04/24/48 (a)	1,718	1,410
		31,849
Real Estate 0.6%
Boston Properties LP
4.50%, 12/01/28	3,872	3,961
Crown Castle International Corp.
2.25%, 09/01/21	1,285	1,245
ERP Operating LP
3.50%, 03/01/28	1,375	1,340
		6,546
Utilities 4.3%
AES Corp.
4.00%, 03/15/21	5,165	5,078
Ameren Illinois Co.
4.50%, 03/15/49	2,365	2,494
Atlantic City Electric Co.
3.38%, 09/01/24	3,386	3,326
Avangrid Inc.
3.15%, 12/01/24	3,760	3,630
Basin Electric Power Cooperative
4.75%, 04/26/47 (a)	2,435	2,512
Commonwealth Edison Co.
3.75%, 08/15/47	2,149	1,992
Electricite de France SA
4.50%, 09/21/28 (a)	3,900	3,779
Enel SpA
8.75%, 09/24/73 (a) (b)	1,472	1,546
Exelon Corp.
3.50%, 06/01/22 (m)	2,013	1,967
5.10%, 06/15/45	1,756	1,818
FirstEnergy Corp.
3.90%, 07/15/27	4,123	3,995
4.85%, 07/15/47 (f)	1,518	1,519
Indiana Michigan Power Co.
4.25%, 08/15/48	1,619	1,599
Oncor Electric Delivery Co. LLC
2.95%, 04/01/25	4,550	4,443
Pacific Gas & Electric Co.
3.30%, 12/01/27	2,400	1,962
Southern California Edison Co.
4.13%, 03/01/48	1,101	1,050
Southern Co.
2.95%, 07/01/23	4,512	4,360
Wisconsin Energy Corp.
3.55%, 06/15/25	920	911
		47,981
Total Corporate Bonds And Notes (cost $500,384)		484,417
SENIOR LOAN INTERESTS 2.0%
Communication Services 0.4%
CenturyLink Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/15/25 (b)	2,821	2,626
Sprint Communications Inc.
1st Lien Term Loan B, 4.88%, (3M LIBOR + 2.50%), 02/01/24 (b)	2,063	1,958
		4,584
Consumer Discretionary 0.8%
Charter Communications Operating LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/30/25 (b)	1,503	1,437
CSC Holdings LLC
1st Lien Term Loan, 4.71%, (3M LIBOR + 2.25%), 07/15/25 (b)	737	698
Golden Nugget Inc.
Incremental Term Loan B, 5.19%, (3M LIBOR + 2.75%), 09/07/23 (b)	902	866
Incremental Term Loan B, 5.28%, (3M LIBOR + 2.75%), 10/04/23 (b)	1,128	1,083
Marriott Ownership Resorts Inc.
Term Loan B, 4.59%, (3M LIBOR + 2.25%), 08/09/25 (b)	3,210	3,130
	Shares/Par[1]	Value ($)
UFC Holdings LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 07/22/23 (b)	1,466	1,425
		8,639
Consumer Staples 0.3%
JBS USA LLC
Term Loan B, 4.89%, (3M LIBOR + 2.50%), 10/30/22 (b)	583	559
Term Loan B, 5.30%, (3M LIBOR + 2.50%), 06/30/24 (b)	3,398	3,262
		3,821
Energy 0.1%
TEX Operations Co. LLC
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 08/04/23 (b)	852	819
Term Loan B, 5.00%, (3M LIBOR + 2.00%), 08/04/23 (b)	—	—
Traverse Midstream Partners LLC
Term Loan, 6.60%, (3M LIBOR + 4.00%), 09/22/24 (b)	822	787
		1,606
Industrials 0.3%
Gol LuxCo SA
1st Lien Term Loan, 6.50%, 08/18/20	3,100	3,170
Materials 0.1%
BWAY Holding Co.
Term Loan B, 5.66%, (3M LIBOR + 3.25%), 04/03/24 (b)	1,083	1,017
Total Senior Loan Interests (cost $23,606)		22,837
GOVERNMENT AND AGENCY OBLIGATIONS 41.3%
Mortgage-Backed Securities 24.0%
Federal Home Loan Mortgage Corp.
2.50%, 08/01/31	1,435	1,404
2.50%, 02/01/32	2,377	2,324
5.00%, 02/01/38 - 11/01/41	2,143	2,273
4.50%, 03/01/42	2,788	2,915
4.00%, 08/01/46	715	731
3.00%, 08/01/43 - 11/01/46	4,964	4,852
4.00%, 10/01/45 - 06/01/48	8,636	8,821
3.00%, 07/01/32 - 09/01/47	19,926	19,483
3.50%, 04/01/42 - 11/01/47	17,202	17,214
Federal National Mortgage Association
3.00%, 08/01/30 - 11/01/46	6,049	5,954
2.50%, 01/01/31 - 11/01/31	3,525	3,453
5.00%, 06/01/35 - 05/01/42	2,196	2,329
3.08%, (12M USD LIBOR + 1.58%), 04/01/45 (b)	1,746	1,751
3.00%, 09/01/30 - 01/01/47	17,833	17,559
3.50%, 01/01/46 - 05/01/46	3,195	3,203
4.50%, 08/01/40 - 08/01/48	20,715	21,549
4.50%, 08/01/46	3,028	3,158
3.50%, 01/01/33 - 01/01/48	32,483	32,619
4.00%, 10/01/44 - 08/01/48	38,641	39,458
Government National Mortgage Association
5.00%, 08/20/41	583	617
3.50%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 1.50%), 05/20/43 (b)	423	433
3.50%, 06/20/43 - 05/20/47	31,977	32,257
3.00%, 07/20/45 - 08/20/47	7,065	6,981
3.50%, 08/20/46 - 09/20/46	9,946	10,032
3.00%, 12/20/46	4,398	4,337
4.00%, 05/20/44 - 12/20/47	18,128	18,597
4.50%, 08/20/48 - 09/20/48	4,305	4,458
		268,762
Municipal 0.4%
Port Authority of New York & New Jersey
4.46%, 10/01/62	1,490	1,516
State of California Department of Water Resources
1.71%, 05/01/21	2,677	2,615
		4,131
Sovereign 0.4%
Mexico Government International Bond
3.75%, 01/11/28	4,916	4,615

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

232

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
U.S. Treasury Securities 16.5%
U.S. Treasury Bond
3.75%, 08/15/41	6,848	7,739
3.13%, 11/15/41	8,720	8,938
2.50%, 02/15/45 - 02/15/46	16,975	15,384
U.S. Treasury Note
1.38%, 04/30/20	2,575	2,536
2.00%, 11/15/21 - 02/15/22	17,192	16,954
1.88%, 04/30/22	14,930	14,643
1.63%, 05/31/23	18,000	17,339
2.75%, 02/15/24	21,579	21,815
2.50%, 05/15/24	15,150	15,126
2.88%, 07/31/25	1,846	1,878
2.25%, 11/15/25 - 08/15/27	46,458	45,325
1.50%, 05/31/20 - 08/15/26	18,296	17,236
		184,913
Total Government And Agency Obligations (cost $469,117)		462,421
SHORT TERM INVESTMENTS 1.6%
Investment Companies 0.8%
JNL Government Money Market Fund - Institutional Class, 2.31% (n) (o)	9,111	9,111
Securities Lending Collateral 0.8%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (n) (o)	9,316	9,316
Total Short Term Investments (cost $18,427)		18,427
Total Investments 100.2% (cost $1,147,327)		1,122,198
Other Derivative Instruments (0.0)%		(282)
Other Assets and Liabilities, Net (0.2)%		(2,152)
Total Net Assets 100.0%		1,119,764

(a)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $258,647 and 23.1%, respectively.

(b)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c)   Perpetual security. Next contractual call date presented, if applicable.

(d)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(f)   The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(g)   Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(h)   All or portion of the security was on loan.

(i)   Convertible security.

(j)  Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(k)  Non-income producing security.

(l)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

Shares/Par[1]	Value ($)

(m)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(n)   Investment in affiliate.

(o)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/S&P International 5 Fund
COMMON STOCKS 99.0%
Australia 12.2%
AGL Energy Ltd.	16	238
AMP Ltd.	69	118
Aurizon Holdings Ltd.	71	215
Australia & New Zealand Banking Group Ltd.	12	216
BHP Group Plc	21	448
BHP Group Plc	12	281
CIMIC Group Ltd.	3	106
Coca-Cola Amatil Ltd.	19	108
Coles Group Ltd. (a)	9	74
Crown Resorts Ltd.	24	201
Fortescue Metals Group Ltd.	70	207
Insurance Australia Group Ltd.	44	215
Macquarie Group Ltd.	3	266
Medibank Private Ltd.	102	185
Mirvac Group	168	266
Qantas Airways Ltd.	63	257
QBE Insurance Group Ltd.	35	247
South32 Ltd.	107	252
Stockland	80	198
Suncorp Group Ltd.	27	238
Telstra Corp. Ltd.	104	209
Vicinity Centres	129	237
Wesfarmers Ltd.	9	202
Westpac Banking Corp. (b)	12	206
Woodside Petroleum Ltd.	13	276
		5,466
Belgium 2.0%
KBC Groep NV	5	309
Solvay SA	3	280
UCB SA	4	294
		883
Canada 8.9%
Barrick Gold Corp. (b)	36	481
Blackberry Ltd. (a)	21	152
Cameco Corp.	16	179
CGI Group Inc. - Class A (a)	7	435
George Weston Ltd.	2	162
Gildan Activewear Inc.	7	210
Husky Energy Inc. (a)	11	111
Imperial Oil Ltd. (b)	9	238
Inter Pipeline Ltd.	12	164
Loblaw Cos. Ltd.	5	224
Magna International Inc.	7	336
Rogers Communications Inc. - Class B	9	467
Sun Life Financial Inc. (b)	10	329
Teck Resources Ltd. - Class B	14	308
Wheaton Precious Metals Corp.	10	205
		4,001
Denmark 1.4%
Carlsberg A/S - Class B	4	388
Danske Bank A/S	11	225
		613
Finland 0.7%
UPM-Kymmene Oyj	13	329
France 8.3%
AtoS SE	3	278
AXA SA	14	305
BNP Paribas SA	6	253
Capgemini SA	4	356
Klepierre	11	334
Natixis	52	246
Orange SA	26	428

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

233

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Renault SA	4	258
Schneider Electric SE	5	349
Valeo SA	7	199
Veolia Environnement	18	375
Vinci SA	4	365
		3,746
Germany 3.4%
Allianz SE	2	382
BASF SE	4	295
Covestro AG	4	200
Hannover Rueck SE	1	199
Muenchener Rueckversicherungs AG	2	436
		1,512
Hong Kong 1.5%
CK Hutchison Holdings Ltd.	22	211
Hang Lung Properties Ltd.	105	200
Wharf Holdings Ltd.	68	177
Yue Yuen Industrial Holdings Ltd.	30	96
		684
Ireland 1.0%
ICON Plc (a)	4	458
Israel 0.2%
Bank Hapoalim BM	6	38
Bank Leumi Le-Israel BM	7	43
		81
Italy 5.0%
A2A SpA	111	200
Assicurazioni Generali SpA	24	398
Atlantia SpA	14	299
Banca Mediolanum SpA	22	129
Poste Italiane SpA	46	373
Snam Rete Gas SpA	99	435
Terna Rete Elettrica Nazionale SpA	71	403
		2,237
Japan 24.1%
Amada Co. Ltd.	18	158
Bridgestone Corp.	8	316
Canon Inc.	10	263
Casio Computer Co. Ltd.	22	255
DIC Corp.	4	135
Electric Power Development Co. Ltd.	6	149
Hitachi Chemical Co. Ltd.	14	213
Honda Motor Co. Ltd.	10	263
Iida Group Holdings Co. Ltd.	9	149
ITOCHU Corp.	19	323
Japan Airlines Co. Ltd.	10	344
Japan Tobacco Inc.	13	307
JTEKT Corp.	10	112
Kansai Electric Power Co. Inc.	26	389
KDDI Corp.	15	354
Konica Minolta Holdings Inc.	35	314
Lawson Inc.	5	317
Mitsubishi Chemical Holdings Corp.	35	267
Mitsubishi Corp.	13	357
Mitsubishi Heavy Industries Ltd.	9	323
Mitsui & Co. Ltd.	20	307
Mixi Inc.	6	126
Mizuho Financial Group Inc.	196	304
Nippon Electric Glass Co. Ltd.	8	194
Nippon Paper Industry Co.	8	143
Nippon Steel Corp.	15	256
Nippon Telegraph & Telephone Corp.	8	322
Nissan Motor Co. Ltd.	35	280
Nomura Real Estate Holdings Inc.	10	177
Obayashi Corp.	28	253
Resona Holdings Inc.	64	306
Seiko Epson Corp.	19	266
Sekisui House Ltd.	21	307
Sojitz Corp.	97	336
Sompo Holdings Inc.	9	322
Subaru Corp. NPV	10	226
Sumitomo Chemical Co. Ltd.	59	285
Sumitomo Corp.	21	295
	Shares/Par[1]	Value ($)
Takeda Pharmaceutical Co. Ltd. (b)	6	217
Teijin Ltd.	16	257
Toyota Motor Corp.	5	313
		10,800
Netherlands 5.3%
Koninklijke KPN NV	141	413
Koninklijke Philips Electronics NV	12	411
Randstad NV	6	287
Royal Dutch Shell Plc - Class A	14	412
Royal Dutch Shell Plc - Class B	14	415
Unilever NV - CVA	8	460
		2,398
Norway 1.3%
Subsea 7 S.A. (b)	20	196
Telenor ASA	20	383
		579
Singapore 1.9%
Ascendas REIT	128	242
ComfortDelgro Corp. Ltd.	168	264
Genting International Plc	311	223
Singapore Technologies Engineering Ltd.	49	126
		855
South Africa 0.5%
Nedbank Group Ltd.	4	68
Old Mutual Ltd.	113	170
		238
South Korea 0.9%
Coway Co. Ltd.	3	207
S-Oil Corp.	2	216
		423
Spain 4.7%
ACS Actividades de Construccion y Servicios SA	9	339
Aena SME SA	2	337
Banco de Sabadell SA	212	243
Bankia SA	90	266
Red Electrica Corp. SA	22	503
Repsol SA (b)	26	419
		2,107
Sweden 0.6%
Electrolux AB - Class B	14	288
Switzerland 1.8%
Swisscom AG	1	394
Zurich Insurance Group AG	1	401
		795
United Kingdom 12.9%
Admiral Group Plc	8	197
Aviva Plc	64	306
Barratt Developments Plc	53	311
Berkeley Group Holdings Plc	6	248
British Land Co. Plc	34	232
Carnival Plc	7	322
Direct Line Insurance Group Plc	37	151
G4S Plc	54	135
International Consolidated Airlines Group SA	54	423
Legal & General Group Plc	122	361
Next Plc	7	334
Persimmon Plc	12	306
Quilter Plc	38	57
Relx Plc	22	449
Rio Tinto Plc	8	381
Royal Mail Plc	52	180
Schroders Plc	4	130
Smiths Group Plc	13	234
St. James's Place Plc	13	155
Standard Life Aberdeen Plc	76	249
Taylor Wimpey Plc	113	196
Unilever Plc	9	453
		5,810
United States of America 0.4%
Orbotech Ltd. (a)	3	180
Total Common Stocks (cost $50,885)		44,483

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

234

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
RIGHTS 0.0%
Spain 0.0%
Respol SA (a) (b)	26	12
Total Rights (cost $12)		12
SHORT TERM INVESTMENTS 2.3%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	150	150
Securities Lending Collateral 1.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	842	842
Treasury Securities 0.1%
U.S. Treasury Bill
2.40%, 03/07/19 (e) (f)	20	20
Total Short Term Investments (cost $1,012)		1,012
Total Investments 101.3% (cost $51,909)		45,507
Other Assets and Liabilities, Net (1.3)%		(597)
Total Net Assets 100.0%		44,910

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e)   All or a portion of the security is pledged or segregated as collateral.

(f)  The coupon rate represents the yield to maturity.

JNL/T. Rowe Price Established Growth Fund
COMMON STOCKS 98.7%
Communication Services 16.9%
Activision Blizzard Inc.	790	36,813
Alphabet Inc. - Class A (a)	257	268,868
Alphabet Inc. - Class C (a)	251	259,570
Electronic Arts Inc. (a)	913	72,014
Facebook Inc. - Class A (a)	2,481	325,173
IAC/InterActiveCorp. (a)	199	36,333
Netflix Inc. (a)	453	121,277
Tencent Holdings Ltd. (b)	4,867	195,169
Walt Disney Co.	1,101	120,711
		1,435,928
Consumer Discretionary 21.9%
Airbnb Inc. - Class E (a) (c) (d) (e)	85	8,494
Alibaba Group Holding Ltd. - ADS (a)	1,334	182,797
Amazon.com Inc. (a)	486	729,535
Aptiv Plc	1,186	73,001
Booking Holdings Inc. (a)	99	170,793
Dollar General Corp.	290	31,384
Dollar Tree Inc. (a)	934	84,380
Dollarama Inc.	1,795	42,732
Ferrari NV (f)	462	45,940
Las Vegas Sands Corp.	1,109	57,739
McDonald's Corp.	367	65,149
MGM Resorts International	1,510	36,633
Nike Inc. - Class B	1,282	95,068
NVR Inc. (a)	14	34,362
Tesla Inc. (a) (f)	380	126,592
Wynn Resorts Ltd.	711	70,314
		1,854,913
Consumer Staples 1.0%
Philip Morris International Inc.	1,249	83,366
Financials 5.3%
Charles Schwab Corp.	2,494	103,584
Chubb Ltd.	526	67,910
Intercontinental Exchange Inc.	815	61,364
JPMorgan Chase & Co.	391	38,128
Morgan Stanley	1,266	50,205
S&P Global Inc.	76	12,830
TD Ameritrade Holding Corp.	2,279	111,555
		445,576
Health Care 15.8%
Alexion Pharmaceuticals Inc. (a)	643	62,604
	Shares/Par[1]	Value ($)
Anthem Inc.	473	124,171
Becton Dickinson & Co.	739	166,414
Centene Corp. (a)	600	69,207
Cigna Corp.	611	116,064
Eli Lilly & Co.	210	24,301
HCA Healthcare Inc.	177	22,061
Humana Inc.	113	32,344
Intuitive Surgical Inc. (a)	283	135,410
Stryker Corp.	1,021	159,979
UnitedHealth Group Inc.	962	239,772
Vertex Pharmaceuticals Inc. (a)	780	129,307
WellCare Health Plans Inc. (a)	235	55,449
		1,337,083
Industrials 8.7%
Boeing Co.	942	303,916
Equifax Inc.	626	58,256
Fortive Corp.	1,197	80,960
Honeywell International Inc.	293	38,751
Northrop Grumman Systems Corp.	299	73,152
Roper Industries Inc.	318	84,796
TransUnion LLC	1,222	69,382
Wabtec Corp. (f)	451	31,670
		740,883
Information Technology 26.4%
Apple Inc.	396	62,506
ASML Holding NV - ADR	387	60,272
Fidelity National Information Services Inc.	694	71,170
Fiserv Inc. (a)	898	66,020
Intuit Inc.	587	115,563
Mastercard Inc. - Class A	1,262	238,055
Microsoft Corp.	4,414	448,337
Nvidia Corp.	551	73,612
PayPal Holdings Inc. (a)	1,041	87,501
Red Hat Inc. (a)	672	118,088
Salesforce.com Inc. (a)	829	113,611
ServiceNow Inc. (a)	277	49,367
Splunk Inc. (a)	523	54,868
Symantec Corp.	5,721	108,091
Visa Inc. - Class A	2,233	294,648
VMware Inc. - Class A	547	75,075
Workday Inc. - Class A (a)	546	87,258
Worldpay Inc. - Class A (a)	1,449	110,756
		2,234,798
Materials 0.7%
DowDuPont Inc.	1,130	60,448
Real Estate 0.5%
Crown Castle International Corp.	403	43,826
WeWork Co. - Class A (a) (c) (d) (e)	6	280
		44,106
Utilities 1.5%
American Water Works Co. Inc.	144	13,059
NextEra Energy Inc.	216	37,563
Sempra Energy	675	73,032
		123,654
Total Common Stocks (cost $7,099,742)		8,360,755
PREFERRED STOCKS 0.4%
Consumer Discretionary 0.2%
Airbnb Inc. - Series D (a) (c) (d) (e)	167	16,722
Industrials 0.1%
Beijing Xiaoju Kuaizhi Co. Ltd. - Series A-17 (a) (c) (d) (e)	246	11,548
Real Estate 0.1%
WeWork Co. - Series E (a) (c) (d) (e)	152	7,085
Total Preferred Stocks (cost $18,542)		35,355
CORPORATE BONDS AND NOTES 0.2%
Consumer Discretionary 0.2%
Caesars Entertainment Corp.
5.00%, 10/01/24 (g)	10,449	13,017
Total Corporate Bonds And Notes (cost $17,677)		13,017

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

235

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (h) (i)	3,656	3,656
T. Rowe Price Government Reserve Fund, 2.40% (h) (i)	22,990	22,990
		26,646
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (h) (i)	15,292	15,292
Total Short Term Investments (cost $41,938)		41,938
Total Investments 99.8% (cost $7,177,899)		8,451,065
Other Assets and Liabilities, Net 0.2%		16,629
Total Net Assets 100.0%		8,467,694

(a)  Non-income producing security.

(b)  Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)   Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(f)  All or portion of the security was on loan.

(g)  Convertible security.

(h)   Investment in affiliate.

(i)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/T. Rowe Price Managed Volatility Balanced Fund
COMMON STOCKS 57.8%
Communication Services 5.2%
Activision Blizzard Inc.	5	243
Alphabet Inc. - Class A (a)	2	1,786
Alphabet Inc. - Class C (a)	4	3,989
Altice USA Inc. - Class A	2	35
AT&T Inc.	44	1,245
Baidu.com - Class A - ADR (a)	2	317
Charter Communications Inc. - Class A (a)	1	148
Comcast Corp. - Class A	36	1,215
Electronic Arts Inc. (a)	4	286
Facebook Inc. - Class A (a)	31	4,068
IAC/InterActiveCorp. (a)	1	143
KT Corp. (a)	11	302
Liberty Broadband Corp. - Class C (a)	3	205
Netflix Inc. (a)	5	1,229
Nippon Telegraph & Telephone Corp.	38	1,548
SoftBank Group Corp.	5	325
Take-Two Interactive Software Inc. (a)	—	31
Telecom Italia SpA	487	234
Telefonica Deutschland Holding AG	160	628
Telefonica SA	52	435
Telstra Corp. Ltd.	50	100
Tencent Holdings Ltd. (b)	45	1,821
Twenty-First Century Fox Inc. - Class A	2	110
Twenty-First Century Fox Inc. - Class B	12	566
VeriSign Inc. (a)	1	78
Verizon Communications Inc.	31	1,751
Vodafone Group Plc - ADR	46	879
Walt Disney Co.	3	280
Yahoo! Japan Corp.	80	200
YY Inc. - Class A - ADS (a)	6	378
		24,575
	Shares/Par[1]	Value ($)
Consumer Discretionary 7.1%
Aisin Seiki Co. Ltd.	7	244
Alibaba Group Holding Ltd. - ADS (a)	17	2,312
Amazon.com Inc. (a)	5	8,105
Aptiv Plc	7	432
Autoliv Inc.	5	379
AutoZone Inc. (a)	—	126
Bayerische Motoren Werke AG	5	428
Booking Holdings Inc. (a)	1	2,239
Burberry Group Plc	27	591
Compass Group Plc	27	562
Ctrip.com International Ltd. - ADR (a)	—	3
CyberAgent Inc.	7	281
Darden Restaurants Inc.	1	70
Dollar General Corp.	7	764
Dollar Tree Inc. (a)	7	672
Domino's Pizza Inc.	—	76
Eutelsat Communications Group SA	17	337
Ferrari NV	1	58
Garrett Motion Inc. (a)	—	4
Hilton Worldwide Holdings Inc.	6	407
Home Depot Inc.	3	492
Honda Motor Co. Ltd.	11	278
Kering SA	1	557
Kingfisher Plc	199	527
Las Vegas Sands Corp.	7	365
Lojas Renner SA	31	339
Lowe's Cos. Inc.	1	125
Magna International Inc.	23	1,038
Marriott International Inc. - Class A	5	515
McDonald's Corp.	8	1,459
MGM Resorts International	7	174
Moncler SpA	15	489
Nike Inc. - Class B	6	411
Norwegian Cruise Line Holdings Ltd. (a)	1	63
NVR Inc. (a)	—	139
O'Reilly Automotive Inc. (a)	—	165
Panasonic Corp.	60	533
Persimmon Plc	20	505
Restaurant Brands International Inc.	5	235
Ross Stores Inc.	12	1,012
Royal Caribbean Cruises Ltd.	4	379
Samsonite International SA	93	265
Sony Corp.	8	375
Stanley Electric Co. Ltd.	11	300
Starbucks Corp.	2	122
Stroer SE & Co. KGaA	6	282
Sumitomo Rubber Industries Inc.	13	150
Suzuki Motor Corp.	12	596
Tapestry Inc.	2	76
Tesla Inc. (a)	2	792
TJX Cos. Inc.	4	188
Toyota Motor Corp.	21	1,236
Ulta Beauty Inc. (a)	1	125
Veoneer Inc. - SDR (a)	6	161
WPP Plc	52	562
Wynn Resorts Ltd.	—	9
Yum! Brands Inc.	5	432
Zalando SE (a)	8	194
		33,755
Consumer Staples 3.4%
Altria Group Inc.	7	346
Bunge Ltd.	1	69
Cal-Maine Foods Inc.	—	10
Coca-Cola Co.	7	337
ConAgra Brands Inc.	23	483
Constellation Brands Inc. - Class A	1	88
Costco Wholesale Corp.	1	280
Coty Inc. - Class A	2	16
Diageo Plc	23	827
Keurig Dr Pepper Inc.	3	82
Kimberly-Clark Corp.	8	957
Kirin Holdings Co. Ltd.	15	309
Kraft Heinz Foods Co.	8	325

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

236

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Kroger Co.	13	353
L'Oreal SA	4	876
Mondelez International Inc. - Class A	5	210
Nestle SA	33	2,716
PepsiCo Inc.	4	408
Philip Morris International Inc.	16	1,055
Pola Orbis Holdings Inc.	8	223
Procter & Gamble Co.	10	888
Sanderson Farms Inc.	—	12
Seven & I Holdings Co. Ltd.	18	778
Tyson Foods Inc. - Class A	34	1,819
Unilever Plc	37	1,939
Walmart Inc.	7	624
Wilmar International Ltd.	178	406
		16,436
Energy 2.5%
Baker Hughes a GE Co. LLC - Class A	—	10
BP Plc - ADR	10	388
BP Plc	8	49
Cabot Oil & Gas Corp.	15	327
Cairn Energy Plc (a)	4	7
Canadian Natural Resources Ltd.	—	10
Centennial Resource Development Inc. - Class A (a)	1	13
Chevron Corp.	3	309
Concho Resources Inc. (a)	5	498
ConocoPhillips Co.	4	261
Continental Resources Inc. (a)	—	13
Diamondback Energy Inc.	1	80
Dril-Quip Inc. (a)	—	7
Enbridge Inc.	—	10
EnCana Corp.	1	7
EOG Resources Inc.	8	733
Equinor ASA	23	491
Exxon Mobil Corp.	14	980
Galp Energia SGPS SA	1	19
Halliburton Co.	5	138
Helix Energy Solutions Group Inc. (a)	—	2
Hess Corp.	2	89
Jagged Peak Energy Inc. (a) (c)	1	7
Kelt Exploration Ltd. (a)	1	4
Koninklijke Vopak NV	—	15
Kosmos Energy Ltd. (a)	2	9
Lundin Petroleum AB	—	10
Magnolia Oil & Gas Corp. - Class A (a)	1	7
Marathon Petroleum Corp.	4	258
Meggitt Plc	105	629
Noble Energy Inc.	—	6
Occidental Petroleum Corp.	12	714
Oil States International Inc. (a)	—	5
Phillips 66	—	14
Pioneer Natural Resources Co.	—	10
Plains GP Holdings LP - Class A (a)	1	12
Royal Dutch Shell Plc - Class B - ADR	17	1,037
Schlumberger Ltd.	4	152
Seven Generations Energy Ltd. (a)	1	11
Suncor Energy Inc.	—	11
Tenaris SA	1	10
Total SA	31	1,630
Total SA - ADR	26	1,375
TransCanada Corp.	33	1,171
Tullow Oil Plc (a)	2	5
Valero Energy Corp.	—	32
WorleyParsons Ltd. (c)	41	332
WPX Energy Inc. (a)	1	8
		11,915
Financials 9.0%
ABN AMRO Group NV - CVA	22	507
AIA Group Ltd.	75	622
Ally Financial Inc.	3	58
American International Group Inc.	24	927
Ameriprise Financial Inc.	4	409
Australia & New Zealand Banking Group Ltd.	44	754
Aviva Plc	91	438
AXA Equitable Holdings Inc.	11	177
	Shares/Par[1]	Value ($)
AXA SA	42	911
Bank of America Corp.	17	421
Barclays Plc - ADR	14	103
Berkshire Hathaway Inc. - Class B (a)	3	691
BNP Paribas SA	20	903
Brighthouse Financial Inc. (a)	—	13
Brookfield Asset Management Inc. - Class A	1	27
Capital One Financial Corp.	1	102
CBOE Global Markets Inc.	1	121
Challenger Financial Services Group Ltd.	90	598
Charles Schwab Corp.	37	1,528
Chubb Ltd.	9	1,135
Citigroup Inc.	11	589
Close Brothers Group Plc	6	117
CME Group Inc.	—	89
CNA Financial Corp.	1	30
Commerzbank AG (a)	20	131
Danske Bank A/S	22	427
DBS Group Holdings Ltd.	45	786
Direct Line Insurance Group Plc	161	655
DNB Bank ASA	56	906
Element Financial Corp.	87	440
Erste Group Bank AG	11	367
Fidelity National Financial Inc.	1	31
Fifth Third Bancorp	27	637
First Republic Bank	6	553
Franklin Resources Inc.	2	56
GAM Holding AG	20	78
Goldman Sachs Group Inc.	—	3
ING Groep NV	76	816
Intercontinental Exchange Inc.	18	1,352
Intesa Sanpaolo SpA	184	411
JPMorgan Chase & Co.	27	2,637
KeyCorp	6	88
KKR & Co. Inc.	2	40
Lloyds Banking Group Plc	992	655
Loews Corp.	—	21
Macquarie Group Ltd.	9	662
Marsh & McLennan Cos. Inc.	11	850
MetLife Inc.	5	224
Mitsubishi UFJ Financial Group Inc.	167	819
Mitsubishi UFJ Lease & Finance Co. Ltd.	60	288
Morgan Stanley	33	1,295
Muenchener Rueckversicherungs AG	5	1,012
National Bank of Canada (c)	16	662
Nordea Bank AB	102	859
Northern Trust Corp.	—	11
Ping An Insurance Group Co. of China Ltd. - Class H	67	588
PNC Financial Services Group Inc.	11	1,244
Progressive Corp.	3	178
Prudential Financial Inc.	3	259
Raymond James Financial Inc.	4	265
RSA Insurance Group Plc	37	243
S&P Global Inc.	2	327
Standard Chartered Plc	58	447
State Street Corp.	4	232
Storebrand ASA	79	565
Sumitomo Mitsui Trust Holdings Inc.	14	519
Sun Life Financial Inc.	24	790
Svenska Handelsbanken AB - Class A	72	799
Synchrony Financial	4	96
TD Ameritrade Holding Corp.	23	1,126
Tokio Marine Holdings Inc.	18	874
U.S. Bancorp	4	178
United Overseas Bank Ltd.	24	434
Voya Financial Inc.	3	116
Wells Fargo & Co.	62	2,872
Willis Towers Watson Plc	8	1,255
Zurich Insurance Group AG	2	724
		43,173
Health Care 9.5%
Abbott Laboratories	5	371
AbbVie Inc.	3	249
Agilent Technologies Inc.	7	460

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

237

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Alexion Pharmaceuticals Inc. (a)	5	500
Align Technology Inc. (a)	—	63
Allergan Plc	1	152
Amgen Inc.	1	239
Anthem Inc.	6	1,647
Astellas Pharma Inc.	78	996
Bayer AG	17	1,221
Becton Dickinson & Co.	11	2,471
Biogen Inc. (a)	1	158
BioMarin Pharmaceutical Inc. (a)	1	57
Boston Scientific Corp. (a)	11	379
Celgene Corp. (a)	5	292
Centene Corp. (a)	4	464
Cigna Corp.	12	2,301
Cooper Cos. Inc.	1	212
CSL Ltd.	2	286
CVS Health Corp.	14	898
Danaher Corp.	14	1,429
Elekta AB - Class B	33	394
Eli Lilly & Co.	11	1,272
Fresenius SE & Co. KGaA	15	729
Gilead Sciences Inc.	3	191
GlaxoSmithKline Plc - ADR	24	932
GN Store Nord A/S	12	434
HCA Healthcare Inc.	3	338
Hologic Inc. (a)	6	265
Humana Inc.	1	389
Illumina Inc. (a)	—	70
Incyte Corp. (a)	1	32
Intuitive Surgical Inc. (a)	3	1,491
Johnson & Johnson	6	815
Medtronic Plc	16	1,444
Merck & Co. Inc.	32	2,426
Miraca Holdings Inc.	8	169
Novartis AG	25	2,103
Novo Nordisk A/S - Class B	8	364
Perrigo Co. Plc	1	39
Pfizer Inc.	93	4,062
Regeneron Pharmaceuticals Inc. (a)	—	32
Roche Holding AG	7	1,784
Sanofi SA	12	1,021
Shire Plc - ADR	3	522
Siemens Healthineers AG (a)	8	332
Stryker Corp.	13	1,963
Thermo Fisher Scientific Inc.	8	1,844
UnitedHealth Group Inc.	12	3,042
Vertex Pharmaceuticals Inc. (a)	8	1,286
WellCare Health Plans Inc. (a)	2	399
Zimmer Biomet Holdings Inc.	3	329
Zoetis Inc. - Class A	1	46
		45,404
Industrials 5.8%
ABB Ltd.	33	622
AGCO Corp.	—	6
Aker BP ASA (a)	1	5
Alaska Air Group Inc.	5	311
ALS Ltd.	2	10
American Airlines Group Inc.	3	85
Aurubis AG	—	7
Beijing Enterprises Holdings Ltd.	58	304
Bloom Energy Corp. - Clas A (a) (c)	—	1
Boeing Co.	14	4,401
Canadian Pacific Railway Co.	1	167
Caterpillar Inc.	1	88
Central Japan Railway Co.	3	633
Cintas Corp.	—	66
CK Hutchison Holdings Ltd.	79	758
CoStar Group Inc. (a)	—	42
CSX Corp.	4	253
DCC Plc	7	540
Delta Air Lines Inc.	12	616
Equifax Inc.	1	76
FedEx Corp.	1	176
Flowserve Corp.	3	98
	Shares/Par[1]	Value ($)
Fortive Corp.	11	777
Fortune Brands Home & Security Inc.	2	84
General Electric Co.	120	906
Harris Corp.	4	473
HD Supply Holdings Inc. (a)	1	34
Honeywell International Inc.	10	1,257
Hubbell Inc.	1	87
Illinois Tool Works Inc.	3	430
Jacobs Engineering Group Inc.	—	9
Kansas City Southern	5	441
Knorr-Bremse AG (a)	4	361
Koninklijke Philips Electronics NV	37	1,312
L3 Technologies Inc.	1	118
Legrand SA	6	349
Melrose Industries Plc	142	297
Mitsubishi Corp.	25	673
Mitsubishi Electric Corp.	84	923
Mueller Water Products Inc. - Class A	1	5
Nielsen Holdings Plc	22	523
Norfolk Southern Corp.	—	43
Northrop Grumman Systems Corp.	6	1,590
PACCAR Inc.	8	429
Pentair Plc	—	9
Prysmian SpA	17	336
Recruit Holdings Co. Ltd.	19	454
Republic Services Inc.	3	240
Resideo Technologies Inc. (a)	1	11
Roper Industries Inc.	4	1,012
Sandvik AB	1	8
SembCorp Industries Ltd.	68	125
Sensata Technologies Holding Plc (a)	1	59
Shurgard Self Storage SA (a)	—	10
Siemens AG	14	1,547
SMC Corp.	1	362
Stericycle Inc. (a)	3	107
Sumitomo Corp.	72	1,017
Textron Inc.	3	125
THK Co. Ltd.	25	464
Toro Co.	—	9
TransUnion LLC	1	34
Union Pacific Corp.	1	102
United Continental Holdings Inc. (a)	6	526
United Parcel Service Inc. - Class B	2	181
Valmont Industries Inc.	—	5
Wabtec Corp. (c)	1	61
Wartsila Oyj	1	12
Waste Connections Inc.	3	236
Xylem Inc.	1	36
		27,474
Information Technology 9.1%
Accenture Plc - Class A	3	396
Amphenol Corp. - Class A	3	221
Apple Inc.	14	2,171
Applied Materials Inc.	3	95
ASML Holding NV	3	507
Automatic Data Processing Inc.	—	58
Black Knight Inc. (a)	2	84
Broadcom Inc.	5	1,386
Cisco Systems Inc.	51	2,216
Corning Inc.	27	800
Fidelity National Information Services Inc.	5	552
Fiserv Inc. (a)	6	443
FleetCor Technologies Inc. (a)	1	102
Gartner Inc. (a)	1	122
Global Payments Inc.	7	674
Hamamatsu Photonics KK	7	221
Hewlett Packard Enterprise Co.	2	21
IHS Markit Ltd. (a)	—	9
Infosys Ltd. - ADR	48	457
Intel Corp.	3	161
Intuit Inc.	6	1,166
Juniper Networks Inc.	3	81
Keysight Technologies Inc. (a)	9	575
KLA-Tencor Corp.	1	133

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

238

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Lam Research Corp.	1	159
Largan Precision Co. Ltd.	3	314
Marvell Technology Group Ltd.	—	5
Mastercard Inc. - Class A	13	2,402
Maxim Integrated Products Inc.	8	425
Microchip Technology Inc. (c)	4	311
Micron Technology Inc. (a)	6	194
Microsoft Corp.	82	8,308
Motorola Solutions Inc.	2	193
Murata Manufacturing Co. Ltd.	3	353
NAVER Corp.	2	176
NEC Electronics Corp. (a)	38	173
Nvidia Corp.	4	562
NXP Semiconductors NV	12	844
Omron Corp.	9	334
Oracle Corp.	4	167
PayPal Holdings Inc. (a)	15	1,282
QUALCOMM Inc.	13	730
Red Hat Inc. (a)	2	349
Salesforce.com Inc. (a)	11	1,527
Samsung Electronics Co. Ltd.	31	1,090
ServiceNow Inc. (a)	6	1,027
Splunk Inc. (a)	3	283
Symantec Corp.	15	288
Synopsys Inc. (a)	8	641
Taiwan Semiconductor Manufacturing Co. Ltd.	172	1,260
TE Connectivity Ltd.	4	295
Telefonaktiebolaget LM Ericsson - Class B	39	351
Texas Instruments Inc.	14	1,352
Tokyo Electron Ltd.	4	443
Visa Inc. - Class A	23	3,060
VMware Inc. - Class A	3	437
Workday Inc. - Class A (a)	5	719
Worldpay Inc. - Class A (a)	6	462
Xilinx Inc.	1	126
		43,293
Materials 2.6%
Acerinox SA	1	14
Air Liquide	5	618
Air Products & Chemicals Inc.	4	650
Akzo Nobel NV	—	17
Alamos Gold Inc. - Class A	2	6
Alumina Ltd.	17	28
Amcor Ltd.	44	412
Anglo American Plc	3	78
Antofagasta Plc	42	417
Aperam SA	—	5
ArcelorMittal	2	31
Asahi Kasei Corp.	58	601
Avery Dennison Corp.	—	8
B2Gold Corp. (a)	9	25
Ball Corp.	14	665
Barrick Gold Corp.	4	57
BASF SE	9	658
BHP Group Plc	28	598
BHP Group Plc	16	384
BlueScope Steel Ltd.	1	10
Boliden AB	2	52
Centamin Plc	31	43
CF Industries Holdings Inc.	2	84
Cia de Minas Buenaventura SA - ADR	1	8
Covestro AG	6	308
Croda International Plc	—	16
Detour Gold Corp. (a)	1	8
DowDuPont Inc.	22	1,173
Evolution Mining Ltd.	26	66
First Majestic Silver Corp. (a) (c)	1	6
First Quantum Minerals Ltd.	2	14
Fortescue Metals Group Ltd.	8	23
Fortuna Silver Mines Inc. (a)	5	18
Franco-Nevada Corp.	2	106
Freeport-McMoRan Inc. - Class B	3	30
Glencore Plc	29	107
Guyana Goldfields Inc. (a)	2	2
	Shares/Par[1]	Value ($)
Highland Gold Mining Ltd.	4	7
Hudbay Minerals Inc.	1	7
Incitec Pivot Ltd.	4	8
Independence Group NL	130	350
International Paper Co.	10	394
Johnson Matthey Plc	15	543
Kazakhmys Plc	1	6
Kirkland Lake Gold Inc.	4	97
Koninklijke Philips NV	—	13
Labrador Iron Ore Royalty Corp.	—	6
Linde Plc	—	24
Lucara Diamond Corp.	4	4
Lundin Mining Corp.	6	24
Martin Marietta Materials Inc.	—	7
Mondi Plc	—	8
Nippon Steel Corp.	2	29
Norsk Hydro ASA	5	22
Northern Star Resources Ltd.	14	92
Nucor Corp.	1	48
Orion Engineered Carbons SA	—	6
Orora Ltd.	4	9
Osisko Gold Royalties Ltd. (c)	1	9
OZ Minerals Ltd.	2	13
Petra Diamonds Ltd. (a)	16	8
POSCO	—	50
PPG Industries Inc.	2	206
Quaker Chemical Corp.	—	9
Randgold Resources Ltd. (d)	1	115
Regis Resources Ltd.	9	29
Reliance Steel & Aluminum Co.	—	11
Rio Tinto Ltd.	4	243
Rio Tinto Plc	4	184
Royal Gold Inc.	—	8
RPM International Inc.	1	77
Salzgitter AG	—	6
Sandfire Resources NL	1	5
Saracen Mineral Holdings Ltd. (a)	23	48
Sealed Air Corp.	2	80
SEMAFO Inc. (a)	5	10
Sherwin-Williams Co.	1	298
South32 Ltd.	156	369
Southern Copper Corp.	2	46
SSAB AB - Class A	3	10
Steel Dynamics Inc.	1	24
Stora Enso Oyj - Class R	39	453
Sumitomo Metal Mining Co. Ltd.	12	324
Symrise AG	—	11
Teck Resources Ltd. - Class B	2	52
Ternium SA - ADR	—	11
Topy Industries Ltd.	—	6
Tosoh Corp.	7	95
Umicore SA	12	484
Vale SA	5	61
Valvoline Inc.	1	24
Victrex Plc	—	8
Vidrala SA	—	8
Voestalpine AG	—	7
Vulcan Materials Co.	—	9
Western Areas Ltd.	5	7
Worthington Industries Inc.	—	10
Yara International ASA	—	13
		12,491
Real Estate 1.4%
Acadia Realty Trust	2	50
ADO Properties GmbH	—	15
Alexander & Baldwin Inc.	1	18
Alexandria Real Estate Equities Inc.	—	48
Allied Properties REIT	—	14
American Campus Communities Inc.	1	47
American Tower Corp.	1	192
AvalonBay Communities Inc.	1	233
Boston Properties Inc.	—	50
Camden Property Trust	1	67
Canadian Apartment Properties REIT	1	17

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

239

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Capitaland Commercial Trust	10	13
CapitaMall Trust	12	21
Charter Hall Retail REIT	4	14
Concentradora Fibra Danhos SA de CV	8	9
Crown Castle International Corp.	4	431
CubeSmart	1	34
Derwent London Plc	1	24
Douglas Emmett Inc.	2	77
Duke Realty Corp.	—	10
EastGroup Properties Inc.	—	24
Equity Residential Properties Inc.	4	275
Essex Property Trust Inc.	—	92
Federal Realty Investment Trust	1	60
First Industrial Realty Trust Inc.	—	13
Gecina SA	—	23
Goodman Group	3	19
Great Portland Estates Plc	33	280
Hang Lung Properties Ltd.	11	21
Healthcare Realty Trust Inc.	1	41
Highwoods Properties Inc.	—	16
Hongkong Land Holdings Ltd.	5	31
Hoshino Resorts REIT Inc.	—	9
Host Hotels & Resorts Inc.	2	31
Hudson Pacific Properties Inc.	1	30
Hufvudstaden AB - Class A	2	25
Hysan Development Co. Ltd.	5	24
Iguatemi Empresa de Shopping Centers SA	1	10
Inmobiliaria Colonial SA	2	19
JBG Smith Properties	2	67
Kilroy Realty Corp.	1	39
Kimco Realty Corp.	2	25
Kojamo Oyj (a)	2	14
Macerich Co.	2	73
Mitsubishi Estate Co. Ltd.	2	36
Mitsui Fudosan Co. Ltd.	24	530
Mitsui Fudosan Logistics Park Inc.	—	20
National Storage Affiliates Trust	7	9
Nippon Accommodations Fund Inc.	—	29
Nippon Prologis REIT Inc.	—	17
Paramount Group Inc.	1	16
Pebblebrook Hotel Trust	—	12
ProLogis Inc.	12	706
PS Business Parks Inc.	—	17
PSP Swiss Property AG	—	34
Public Storage	1	298
Rayonier Inc.	1	17
Regency Centers Corp.	2	134
Scentre Group	154	422
Shaftesbury Plc	2	19
Simon Property Group Inc.	1	234
SL Green Realty Corp.	2	174
Sun Hung Kai Properties Ltd.	3	43
Sunstone Hotel Investors Inc.	3	40
Terreno Realty Corp	1	44
Unibail-Rodamco SE	2	384
Unite Group Plc	1	15
Urban Edge Properties	2	37
Ventas Inc.	3	182
Vornado Realty Trust	3	156
Weingarten Realty Investors	1	16
Weyerhaeuser Co.	11	230
		6,516
Utilities 2.2%
American Electric Power Co. Inc.	—	19
American Water Works Co. Inc.	2	193
Atmos Energy Corp.	1	62
CMS Energy Corp.	—	18
Duke Energy Corp.	14	1,209
E.ON SE	24	235
Electric Power Development Co. Ltd.	20	469
Engie SA	57	824
Entergy Corp.	10	831
Evergy Inc.	10	559
Eversource Energy	1	80
	Shares/Par[1]	Value ($)
National Grid Plc	57	551
NextEra Energy Inc.	11	1,833
NiSource Inc.	26	650
PG&E Corp. (a)	9	217
Sempra Energy	14	1,548
Southern Co.	23	1,026
SSE Plc	11	150
Xcel Energy Inc.	—	7
		10,481
Total Common Stocks (cost $308,689)		275,513
PREFERRED STOCKS 0.2%
Consumer Staples 0.0%
Henkel AG & Co. KGaA (e)	—	8
Energy 0.0%
Crestwood Equity Partners LP, 9.25% (f)	9	79
Health Care 0.1%
Becton Dickinson & Co. - Series A, 6.13%, 05/01/20 (e)	3	147
Industrials 0.0%
Fortive Corp. - Series A, 5.00%, 07/01/21 (e)	—	96
Materials 0.0%
International Flavors & Fragrances Inc., 6.00%, 09/15/21 (e)	—	6
Utilities 0.1%
NextEra Energy Inc., 6.12%, 09/01/19 (e)	5	301
Sempra Energy, 6.75%, 07/15/21 (e)	1	68
Sempra Energy, 6.00%, 01/15/21 (e)	1	133
		502
Total Preferred Stocks (cost $891)		838
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 2.4%
AmeriCredit Automobile Receivables Trust
Series 2017-B-2, 2.40%, 05/18/22	340	336
ARI Fleet Lease Trust
Series 2018-A2-A, 2.55%, 10/15/26 (g)	360	358
Avis Budget Rental Car Funding AESOP LLC
Series 2017-A-1A, 3.07%, 09/20/22 (g)	415	404
Series 2018-A-2A, 4.00%, 03/20/24 (g)	395	405
BAMLL Commercial Mortgage Securities Trust
Series 2018-A-PARK, 4.09%, 08/10/28 (g)	380	395
BlueMountain CLO Ltd.
Series 2012-AR2-2A, 3.69%, (3M USD LIBOR + 1.05%), 11/20/28 (g) (h)	375	371
BX Trust
Series 2018-A-GW, 3.26%, (1M USD LIBOR + 0.80%), 05/15/20 (g) (h)	415	411
COMM Mortgage Trust
Series 2014-C-CR14, REMIC, 4.64%, 01/12/24 (h)	405	401
Series 2014-B-UBS2, REMIC, 4.70%, 02/12/24	400	407
Deephaven Residential Mortgage Trust
Series 2018-A3-3A, 3.96%, 08/25/58 (g)	629	634
Driven Brands Funding LLC
Series 2015-A2-1A, 5.22%, 07/20/22 (g)	364	385
Enterprise Fleet Financing LLC
Series 2017-A3-3, 2.36%, 08/20/21 (g)	420	413
Ford Credit Auto Owner Trust
Series 2017-B-1, 2.25%, 05/15/20	415	409
Freddie Mac Structured Agency Credit Risk Debt Note
Series 2018-M1-HQA2, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 10/26/48 (g) (h)	320	319
GMF Floorplan Owner Revolving Trust
Series 2018-A1-4, 3.50%, 09/15/21 (g)	345	349
Hardee's Funding LLC
Series 2018-AI-1A, 4.25%, 06/20/22 (g)	227	233
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-AS-JP2, REMIC, 3.06%, 07/17/26	435	408
MetLife Securitization Trust
Series 2018-A-1A, REMIC, 3.75%, 03/25/57 (g)	346	348
Mill City Mortgage Loan Trust
Series 2018-A1-1, 3.25%, 05/25/62 (g)	372	368

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

240

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
MSCG Trust
Series 2018-A-SELF, 3.36%, (1M USD LIBOR + 0.90%), 10/15/20 (g) (h)	410	404
OZLM VIII Ltd.
Series 2014-A1RR-8A, 3.63%, (3M USD LIBOR + 1.17%), 10/17/29 (g) (h)	375	372
Santander Drive Auto Receivables Trust
Series 2018-A3-4, 3.01%, 05/15/20	100	100
Series 2018-A3-5, 3.19%, 06/15/20	360	361
Series 2018-B-4, 3.27%, 01/15/21	200	200
Sequoia Mortgage Trust
Series 2018-A11-CH4, 4.00%, 10/25/48 (g)	490	496
SLIDE Commercial Mortgage Pass-Through Certificates
Series 2018-B-FUN, 3.71%, (1M USD LIBOR + 1.25%), 06/15/21 (g) (h)	407	405
Starwood Mortgage Residential Trust
Series 2018-A1-IMC2, 4.12%, 10/26/48 (g)	284	282
Towd Point Mortgage Trust
Series 2018-A1A-5, 3.25%, 08/25/58 (g)	356	352
Series 2017-A1-4, REMIC, 2.75%, 02/25/25 (g) (h)	371	362
Verizon Owner Trust
Series 2018-C-A, 3.55%, 12/20/21	300	304
World Omni Automobile Lease Securitization Trust
Series 2018-A3-B, REMIC, 3.19%, 03/15/21	440	442
Total Non-U.S. Government Agency Asset-Backed Securities (cost $11,423)		11,434
CORPORATE BONDS AND NOTES 12.6%
Communication Services 1.3%
Baidu Inc.
3.88%, 09/29/23	275	274
CB Escrow Corp.
8.00%, 10/15/25 (g)	225	187
CBS Radio Inc.
7.25%, 11/01/24 (g)	160	149
CenturyLink Inc.
7.50%, 04/01/24 (c)	150	145
Charter Communications Operating LLC
4.50%, 02/01/24	1,050	1,049
CSC Holdings LLC
7.75%, 07/15/25 (g)	125	127
Digicel Group Ltd.
6.00%, 04/15/21 (c) (g)	200	180
DISH DBS Corp.
7.75%, 07/01/26 (c)	200	165
DKT Finance ApS
9.38%, 06/17/23 (g)	400	404
Frontier Communications Corp.
10.50%, 09/15/22 (c)	100	69
GCI Inc.
6.88%, 04/15/25	200	194
Gray Escrow Inc.
7.00%, 05/15/27 (g)	180	175
GTT Communications Inc.
7.88%, 12/31/24 (c) (g)	200	173
Intelsat Jackson Holdings SA
8.50%, 10/15/24 (g)	200	193
Interpublic Group of Cos. Inc.
3.50%, 10/01/20	35	35
MDC Partners Inc.
6.50%, 05/01/24 (c) (g)	200	182
NBCUniversal Media LLC
2.88%, 01/15/23	400	392
Omnicom Group Inc.
3.65%, 11/01/24	100	97
Radiate Holdco LLC
6.63%, 02/15/25 (g)	325	280
Sprint Corp.
7.13%, 06/15/24	150	148
Tencent Holdings Ltd.
2.99%, 01/19/23 (g)	375	364
Time Warner Cable Inc.
6.55%, 05/01/37	425	436
	Shares/Par[1]	Value ($)
Univision Communications Inc.
5.13%, 02/15/25 (c) (g)	165	145
Verizon Communications Inc.
5.15%, 09/15/23	625	666
4.27%, 01/15/36	175	164
		6,393
Consumer Discretionary 1.1%
Alibaba Group Holding Ltd.
4.00%, 12/06/37	375	337
Amazon.com Inc.
5.20%, 12/03/25	350	383
3.88%, 08/22/37	225	219
AmeriGas Partners LP
5.50%, 05/20/25	85	78
AutoZone Inc.
3.13%, 07/15/23	225	218
Avon International Operations Inc.
7.88%, 08/15/22 (g)	250	245
CRC Escrow Issuer LLC
5.25%, 10/15/25 (g)	125	108
Expedia Inc.
5.00%, 02/15/26	150	151
Golden Nugget Inc.
8.75%, 10/01/25 (g)	250	240
IRB Holding Corp.
6.75%, 02/15/26 (g)	175	152
M/I Homes Inc.
5.63%, 08/01/25	115	105
Marriott International Inc.
6.50%, 09/15/26 (g)	60	58
Mattel Inc.
6.75%, 12/31/25 (c) (g)	225	201
Men's Wearhouse Inc.
7.00%, 07/01/22 (c)	180	181
Nissan Motor Acceptance Corp.
3.65%, 09/21/21 (g)	220	219
NVA Holdings Inc.
6.88%, 04/01/26 (g)	200	178
O'Reilly Automotive Inc.
3.60%, 09/01/27	150	142
Party City Holdco Inc.
6.63%, 08/01/26 (c) (g)	165	150
PF Chang's China Bistro Inc.
10.25%, 06/30/20 (g)	255	234
Priceline Group Inc.
3.60%, 06/01/26	350	336
QVC Inc.
4.38%, 03/15/23	330	319
4.45%, 02/15/25	275	253
Stars Group Holdings BV
7.00%, 07/15/26 (g)	150	146
Weight Watchers International Inc.
8.63%, 12/01/25 (g)	305	311
Williams Scotsman International Inc.
6.88%, 08/15/23 (g)	200	191
		5,155
Consumer Staples 0.2%
Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (g)	175	165
BAT Capital Corp.
2.76%, 08/15/22	225	213
Chobani LLC
7.50%, 04/15/25 (c) (g)	90	71
Danone SA
2.95%, 11/02/26 (g)	250	231
Kraft Heinz Foods Co.
4.00%, 06/15/23	275	274
Sigma Holdco BV
7.88%, 05/15/26 (g)	250	216
		1,170
Energy 0.6%
APT Pipelines Ltd.
4.25%, 07/15/27 (g)	225	218

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

241

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Boardwalk Pipelines LP
4.45%, 07/15/27	100	92
Bruin E&P Partners LLC
8.88%, 08/01/23 (g)	200	178
California Resources Corp.
8.00%, 12/15/22 (c) (g)	183	124
Chaparral Energy Inc.
8.75%, 07/15/23 (g)	125	89
Chesapeake Energy Corp.
8.00%, 06/15/27	235	198
Concho Resources Inc.
3.75%, 10/01/27	100	94
Denbury Resources Inc.
9.00%, 05/15/21 (g)	150	140
Enbridge Inc.
4.25%, 12/01/26	275	272
ENI SpA
4.00%, 09/12/23 (g)	200	197
Halcon Resources Corp.
6.75%, 02/15/25	200	146
Hess Corp.
4.30%, 04/01/27	150	137
Oasis Petroleum Inc.
6.25%, 05/01/26 (c) (g)	160	135
Petroleos Mexicanos
5.38%, 03/13/22	250	246
5.50%, 06/27/44	300	227
Western Gas Partners LP
5.45%, 04/01/44	100	87
Williams Partners LP
5.10%, 09/15/45	175	163
		2,743
Financials 4.9%
ABN AMRO Bank NV
4.75%, 07/28/25 (g)	325	325
ACE INA Holdings Inc.
4.35%, 11/03/45	100	103
AerCap Ireland Capital Ltd.
4.13%, 07/03/23	375	366
AIA Group Ltd.
3.13%, 03/13/23	400	392
Alpha 2 BV
9.50%, 06/01/23 (g) (i)	200	191
Anheuser-Busch InBev Finance Inc.
2.65%, 02/01/21	147	144
Ausgrid Finance Pty Ltd.
3.85%, 05/01/23 (g)	209	210
Bank of America Corp.
2.25%, 04/21/20	650	642
3.82%, 01/20/28 (h)	225	218
BBVA Bancomer SA
4.38%, 04/10/24 (g)	275	271
BPCE SA
4.00%, 09/12/23 (g)	510	501
C&W Senior Financing DAC
7.50%, 10/15/26 (g)	200	193
Capital One NA
2.35%, 01/31/20	375	370
Caterpillar Financial Services Corp.
3.15%, 09/07/21	500	501
Change Healthcare Holdings Inc.
5.75%, 03/01/25 (g)	125	117
Citigroup Inc.
3.40%, 07/23/21	825	826
3.89%, 01/10/28 (h)	175	168
Citizens Financial Group Inc.
2.38%, 07/28/21	700	680
Credit Agricole SA
3.75%, 04/24/23 (g)	675	660
Credit Suisse Group AG
3.00%, 12/14/23 (g) (h)	275	261
Enel Finance International NV
4.25%, 09/14/23 (g)	355	346
	Shares/Par[1]	Value ($)
General Motors Financial Co. Inc.
3.20%, 07/06/21	400	391
Goldman Sachs Group Inc.
3.85%, 01/26/27	1,050	988
GW Honos Security Corp.
8.75%, 05/15/25 (g)	175	160
HLF Financing SARL LLC
7.25%, 08/15/26 (g)	150	148
HSBC Holdings Plc
3.26%, 03/13/23 (h)	525	514
HUB International Ltd.
7.00%, 05/01/26 (g)	150	136
Intercontinental Exchange Inc.
2.75%, 12/01/20	100	99
Intesa Sanpaolo SpA
3.13%, 07/14/22 (g)	475	439
JPMorgan Chase & Co.
3.38%, 05/01/23	475	466
3.63%, 12/01/27	900	837
JPMorgan Chase Bank NA
3.88%, 07/24/38 (h)	425	387
Liberty Mutual Group Inc.
4.25%, 06/15/23 (g)	100	101
Lincoln National Corp.
3.80%, 03/01/28 (c)	325	314
LYB International Finance II BV
3.50%, 03/02/27	325	297
Marsh & McLennan Cos. Inc.
3.30%, 03/14/23	125	124
Metropolitan Life Global Funding I
3.45%, 10/09/21 (g)	805	810
Morgan Stanley
2.80%, 06/16/20	350	347
3.13%, 07/27/26	275	254
3.97%, 07/22/38	475	433
National Rural Utilities Cooperative Finance Corp.
2.90%, 03/15/21	475	472
NiSource Inc.
3.95%, 03/30/48	150	132
PNC Bank NA
3.50%, 06/08/23	275	276
Pricoa Global Funding I
3.45%, 09/01/23 (g)	600	600
Royal Bank of Scotland Group Plc
4.52%, 06/25/24 (e) (h)	375	368
Santander UK Group Holdings Plc
3.57%, 01/10/23	1,050	1,005
Shire Acquisitions Investments Ireland Ltd.
2.88%, 09/23/23	350	332
Teachers Insurance & Annuity Association of America
4.27%, 05/15/47 (g)	400	379
Toronto-Dominion Bank
3.50%, 07/19/23	525	529
Toyota Motor Credit Corp.
2.95%, 04/13/21	675	674
UBS Group AG
4.13%, 09/24/25 (g)	375	372
USIS Merger Sub Inc.
6.88%, 05/01/25 (g)	100	92
Volkswagen Group of America Finance LLC
4.00%, 11/12/21 (g)	305	305
Voya Financial Inc.
3.13%, 07/15/24	250	236
Wells Fargo & Co.
3.07%, 01/24/23	1,050	1,021
West Virginia Hospital Finance Authority
4.92%, 06/01/48	300	309
Westpac Banking Corp.
2.15%, 03/06/20	450	445
Willis North America Inc.
3.60%, 05/15/24	150	146
4.50%, 09/15/28	195	193
Woodside Finance Ltd.
3.70%, 09/15/26 (g)	475	443

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

242

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Ziggo Bond Finance BV
6.00%, 01/15/27 (g)	300	260
		23,319
Health Care 1.2%
AbbVie Inc.
3.20%, 05/14/26	300	278
Anthem Inc.
2.50%, 11/21/20	400	394
Bayer US Finance II LLC
3.50%, 06/25/21 (g)	200	198
Becton Dickinson & Co.
3.70%, 06/06/27	275	260
Celgene Corp.
3.55%, 08/15/22	525	520
Crimson Merger Sub Inc.
6.63%, 05/15/22 (g)	300	268
CVS Health Corp.
3.50%, 07/20/22	475	472
5.05%, 03/25/48	475	464
Elanco Animal Health Inc.
3.91%, 08/27/21 (g)	50	50
Enterprise Merger Sub Inc.
8.75%, 10/15/26 (c) (g)	200	173
Express Scripts Holding Co.
3.00%, 07/15/23	500	481
Halfmoon Parent Inc.
3.75%, 07/15/23 (g)	435	434
Heartland Dental LLC
8.50%, 05/01/26 (g)	200	180
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (g)	200	186
Northwell Healthcare Inc.
3.98%, 11/01/46	175	159
Polaris Intermediate Corp.
8.50%, 12/01/22 (g) (i)	200	183
Providence St. Joseph Health Obligated Group
3.93%, 10/01/48	550	528
Stanford Health Care
3.80%, 11/15/48	150	145
Tenet Healthcare Corp.
7.00%, 08/01/25 (c)	200	186
Valeant Pharmaceuticals International Inc.
9.25%, 04/01/26 (g)	290	291
		5,850
Industrials 0.8%
Air Lease Corp.
3.50%, 01/15/22	155	153
Bombardier Inc.
8.75%, 12/01/21 (g)	140	144
CD&R Waterworks Merger Sub LLC
6.13%, 08/15/25 (g)	225	199
Cimpress NV
7.00%, 06/15/26 (g)	200	194
Cloud Crane LLC
10.13%, 08/01/24 (g)	145	149
CSX Corp.
3.70%, 11/01/23	350	354
General Dynamics Corp.
2.88%, 05/11/20	850	850
GFL Environmental Inc.
5.63%, 05/01/22 (g)	85	79
5.38%, 03/01/23 (g)	168	149
John Deere Capital Corp.
2.35%, 01/08/21	275	271
Lockheed Martin Corp.
3.55%, 01/15/26	250	248
3.80%, 03/01/45	125	114
New Enterprise Stone & Lime Co. Inc.
10.13%, 04/01/22 (g)	200	196
Republic Services Inc.
3.38%, 11/15/27	100	96
Rockwell Collins Inc.
3.20%, 03/15/24	350	337
	Shares/Par[1]	Value ($)
Roper Technologies Inc.
3.80%, 12/15/26	375	364
		3,897
Information Technology 0.8%
Apple Inc.
1.90%, 02/07/20 (c)	425	422
3.20%, 05/11/27	1,150	1,112
Avnet Inc.
4.63%, 04/15/26	100	98
Banff Merger Sub Inc.
9.75%, 09/01/26 (g)	75	69
Broadcom Corp.
3.00%, 01/15/22	625	602
Hewlett Packard Enterprise Co.
2.10%, 10/04/19 (g)	125	124
Microchip Technology Inc.
3.92%, 06/01/21 (g)	150	148
Microsoft Corp.
1.85%, 02/06/20	375	372
4.20%, 11/03/35	100	105
QUALCOMM Inc.
3.00%, 05/20/22	225	221
Refinitiv US Holdings Inc.
8.25%, 11/15/26 (g)	170	155
West Corp.
8.50%, 10/15/25 (g)	200	161
		3,589
Materials 0.6%
Aleris International Inc.
10.75%, 07/15/23 (g)	125	128
ARD Finance SA
8.50%, 09/15/23 (i)	325	294
BWAY Holding Co.
7.25%, 04/15/25 (c) (g)	200	180
CVR Partners LP
9.25%, 06/15/23 (g)	220	228
First Quantum Minerals Ltd.
7.00%, 02/15/21 (g)	80	77
7.50%, 04/01/25 (g)	200	166
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (g)	230	205
Goldcorp Inc.
3.63%, 06/09/21	175	175
Hudbay Minerals Inc.
7.63%, 01/15/25 (g)	80	78
Novelis Corp.
6.25%, 08/15/24 (g)	105	99
Nucor Corp.
3.95%, 05/01/28	250	250
PQ Corp.
5.75%, 12/15/25 (g)	200	186
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25	175	176
Starfruit Finco BV
8.00%, 10/01/26 (c) (g)	175	163
SunCoke Energy Inc.
7.50%, 06/15/25 (g)	275	260
Vulcan Materials Co.
4.50%, 06/15/47	100	84
Warrior Met Coal Inc.
8.00%, 11/01/24 (g)	160	155
		2,904
Real Estate 0.5%
Alexandria Real Estate Equities Inc.
4.70%, 07/01/30	565	572
Brixmor Operating Partnership LP
3.90%, 03/15/27	275	260
Duke Realty LP
4.00%, 09/15/28	410	407
Essex Portfolio LP
3.38%, 04/15/26	525	501
Highwoods Realty LP
3.63%, 01/15/23	125	123

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

243

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Kimco Realty Corp.
3.30%, 02/01/25	150	143
Regency Centers Corp.
3.60%, 02/01/27	100	96
Ventas Realty LP
3.25%, 10/15/26	170	158
		2,260
Utilities 0.6%
Alabama Power Co.
3.75%, 03/01/45	150	139
AmeriGas Partners LP
5.63%, 05/20/24	75	71
Berkshire Hathaway Energy Co.
3.80%, 07/15/48	325	291
CenterPoint Energy Inc.
3.60%, 11/01/21	250	251
CMS Energy Corp.
3.00%, 05/15/26	100	94
Duke Energy Progress LLC
3.70%, 10/15/46	100	91
Eversource Energy
3.30%, 01/15/28	100	95
Exelon Generation Co. LLC
2.95%, 01/15/20	225	223
FirstEnergy Corp.
4.35%, 01/15/25 (g)	250	253
7.38%, 11/15/31	225	285
Georgia Power Co.
2.00%, 09/08/20	375	367
State Grid Overseas Investment Ltd.
3.75%, 05/02/23 (g)	400	403
Virginia Electric & Power Co.
4.00%, 01/15/43	275	265
		2,828
Total Corporate Bonds And Notes (cost $61,833)		60,108
SENIOR LOAN INTERESTS 0.1%
Communication Services 0.0%
Frontier Communications Corp.
Term Loan B-1, 6.10%, (3M LIBOR + 3.75%), 05/31/24 (h)	79	73
Consumer Discretionary 0.0%
J.C. Penney Corp. Inc.
Term Loan B, 6.96%, (3M LIBOR + 4.25%), 06/09/23 (h)	73	62
Neiman Marcus Group Inc.
Term Loan, 5.63%, (1M LIBOR + 3.25%), 10/25/20 (h)	95	80
		142
Health Care 0.1%
Envision Healthcare Corp.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/28/25 (h)	210	195
Information Technology 0.0%
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (h)	175	166
Total Senior Loan Interests (cost $620)		576
GOVERNMENT AND AGENCY OBLIGATIONS 16.6%
Collateralized Mortgage Obligations 0.1%
Federal Home Loan Mortgage Corp.
Series 2018-M1-DNA3, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 09/25/48 (g) (h)	395	394
Mortgage-Backed Securities 8.5%
Federal National Mortgage Association
TBA, 2.50%, 01/15/31 (j)	970	948
3.00%, 03/01/38 - 12/01/46	6,679	6,538
6.00%, 07/01/41	474	526
4.00%, 03/01/42 - 03/01/48	5,685	5,829
5.50%, 05/01/44	1,086	1,170
4.50%, 09/01/46 - 05/01/48	2,448	2,553
TBA, 3.00%, 01/15/33 - 01/15/48 (j)	900	886
TBA, 4.00%, 01/15/48 (j)	525	535
	Shares/Par[1]	Value ($)
3.50%, 05/01/33 - 04/01/48	8,532	8,550
5.00%, 08/01/48	855	897
Government National Mortgage Association
4.00%, 09/20/45 (j)	340	349
4.50%, 07/20/45 - 01/15/48 (j)	474	493
TBA, 3.50%, 08/20/42 - 02/20/48 (j)	1,588	1,605
3.00%, 08/20/46	694	685
3.00%, 09/20/46 (j)	2,171	2,142
3.00%, 10/20/46 - 12/20/46	166	164
3.50%, 05/20/47	104	105
5.50%, 05/20/48	583	613
4.50%, 07/20/48 - 09/20/48	993	1,028
5.00%, 05/20/48 - 09/20/48	2,778	2,894
4.00%, 03/20/47 - 11/20/48	1,839	1,885
		40,395
Municipal 0.4%
American Municipal Power Inc.
6.45%, 02/15/44	250	321
Chicago Transit Authority
6.90%, 12/01/40	300	383
Metropolitan Transportation Commission
6.91%, 10/01/50	235	334
Municipal Electric Authority of Georgia
6.66%, 04/01/57	350	384
State of California
7.55%, 04/01/39	240	344
		1,766
Sovereign 0.4%
Bermuda Government International Bond
3.72%, 01/25/27 (g)	300	287
Province of Alberta, Canada
2.20%, 07/26/22	500	489
Province of Ontario, Canada
2.40%, 02/08/22	500	493
Province of Quebec, Canada
3.50%, 07/29/20	500	506
United Mexican States
4.13%, 01/21/26	300	294
		2,069
Treasury Inflation Indexed Securities 0.3%
U.S. Treasury Inflation Indexed Bond
1.00%, 02/15/48 (k)	5	5
U.S. Treasury Inflation Indexed Note
1.25%, 07/15/20 (k)	109	109
0.13%, 04/15/21 - 07/15/22 (k)	299	290
0.25%, 01/15/25 (k)	398	381
0.63%, 07/15/21 - 01/15/26 (k)	389	380
0.38%, 01/15/27 - 07/15/27 (k)	67	64
0.50%, 01/15/28 (k)	59	57
1.75%, 01/15/28 (k)	23	24
2.50%, 01/15/29 (k)	88	101
3.88%, 04/15/29 (k)	29	37
2.13%, 02/15/40 - 02/15/41 (k)	92	108
0.75%, 02/15/42 - 02/15/45 (k)	38	34
1.38%, 02/15/44 (k)	11	11
1.00%, 02/15/46 (k)	101	96
0.88%, 02/15/47 (k)	5	5
		1,702
U.S. Treasury Securities 6.9%
U.S. Treasury Bond
4.50%, 05/15/38 (l)	5,400	6,731
3.00%, 08/15/48	5,729	5,722
U.S. Treasury Note
2.63%, 07/31/20 - 12/15/21	3,200	3,206
2.75%, 04/30/23 - 08/31/23	14,290	14,445
2.88%, 08/15/28	2,800	2,844
3.13%, 11/15/28	37	38
		32,986
Total Government And Agency Obligations (cost $78,752)		79,312
INVESTMENT COMPANIES 0.0%
Altaba Inc. (a)	4	205
Total Investment Companies (cost $245)		205

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

244

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 11.1%
Investment Companies 10.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (m) (n)	6,171	6,171
T. Rowe Price Government Reserve Fund, 2.40% (m) (n)	42,805	42,805
		48,976
Securities Lending Collateral 0.8%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (m) (n)	3,685	3,685
Treasury Securities 0.0%
U.S. Treasury Bill
2.29%, 01/17/19 (o)	51	51
Total Short Term Investments (cost $52,712)		52,712
Total Investments 100.8% (cost $515,165)		480,698
Total Forward Sales Commitments (0.2)% (proceeds $1,039)		(1,045)
Other Derivative Instruments 0.1%		338
Other Assets and Liabilities, Net (0.7)%		(2,872)
Total Net Assets 100.0%		477,119

(a)  Non-income producing security.

(b)  Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c)  All or portion of the security was on loan.

(d)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e)  Convertible security.

(f)  Perpetual security. Next contractual call date presented, if applicable.

(g)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $29,134 and 6.1%, respectively.

(h)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(i)   Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(j)   All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $6,880.

(k)   Treasury inflation indexed note, par amount is adjusted for inflation.

(l)   All or a portion of the security is pledged or segregated as collateral.

(m)   Investment in affiliate.

(n)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(o)   The coupon rate represents the yield to maturity.

	Shares/Par[1]	Value ($)
FORWARD SALES COMMITMENTS (0.2%)
GOVERNMENT AND AGENCY OBLIGATIONS (0.2%)
Mortgage-Backed Securities (0.2%)
Federal National Mortgage Association
TBA, 3.50%, 01/15/47 (a)	(1,045)	(1,045)
Total Government And Agency Obligations (proceeds $1,039)		(1,045)
Total Forward Sales Commitments (0.2%) (proceeds $1,039)		(1,045)

(a)  All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2018, the total proceeds for investments sold on a delayed delivery basis was $1,039.

JNL/T. Rowe Price Mid-Cap Growth Fund
COMMON STOCKS 93.7%
Communication Services 2.0%
Electronic Arts Inc. (a)	77	6,076
IAC/InterActiveCorp. (a)	428	78,341
Maxar Technologies Ltd. (b)	338	4,043
Zillow Group Inc. - Class A (a)	110	3,457
Zillow Group Inc. - Class C (a) (b)	292	9,221
		101,138
Consumer Discretionary 14.4%
Aptiv Plc	704	43,345
ARAMARK Corp.	902	26,131
Burlington Stores Inc. (a)	259	42,132
Carmax Inc. (a)	526	32,996
Darden Restaurants Inc.	160	15,978
Dollar General Corp.	595	64,308
Dollar Tree Inc. (a)	509	45,973
Dunkin' Brands Group Inc.	461	29,559
Ferrari NV (b)	55	5,469
Frontdoor Inc. (a)	456	12,134
Hilton Worldwide Holdings Inc.	470	33,746
Marriott International Inc. - Class A	375	40,710
MGM Resorts International	2,166	52,547
Michaels Cos. Inc. (a) (b)	741	10,033
Norwegian Cruise Line Holdings Ltd. (a)	1,583	67,103
O'Reilly Automotive Inc. (a)	93	32,023
ServiceMaster Global Holdings Inc. (a)	754	27,702
Tapestry Inc.	2,235	75,431
Ulta Beauty Inc. (a)	92	22,525
Vail Resorts Inc.	207	43,640
Visteon Corp. (a)	200	12,056
		735,541
Consumer Staples 3.0%
Casey's General Stores Inc.	350	44,849
ConAgra Brands Inc.	925	19,758
Kroger Co.	1,067	29,343
Sprouts Farmers Market Inc. (a)	1,116	26,237
TreeHouse Foods Inc. (a)	648	32,860
		153,047
Energy 1.9%
Cabot Oil & Gas Corp.	1,342	29,994
Centennial Resource Development Inc. - Class A (a) (b)	989	10,899
Concho Resources Inc. (a)	379	38,957
Continental Resources Inc. (a)	492	19,774
		99,624
Financials 9.1%
Assurant Inc.	298	26,653
Axis Capital Holdings Ltd.	361	18,642
CBOE Global Markets Inc.	464	45,393
DocuSign Inc. (a) (b)	235	9,418
Fidelity National Financial Inc.	1,676	52,693
Fifth Third Bancorp	1,482	34,871
KKR & Co. Inc.	1,153	22,633
MarketAxess Holdings Inc.	91	19,229
Oaktree Capital Group LLC - Class A	220	8,745
Progressive Corp.	365	22,020
Shopify Inc. - Class A (a)	68	9,415
SLM Corp. (a)	1,709	14,202
TD Ameritrade Holding Corp.	1,540	75,398
Webster Financial Corp.	319	15,724

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

245

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Willis Towers Watson Plc	584	88,686
		463,722
Health Care 15.8%
Acadia HealthCare Co. Inc. (a)	701	18,023
Agilent Technologies Inc.	1,304	87,968
Alkermes Plc (a)	1,118	32,992
Alnylam Pharmaceuticals Inc. (a)	234	17,061
Amneal Pharmaceuticals Inc. - Class A (a) (b)	1,356	18,347
athenahealth Inc. (a)	45	5,937
Bruker Corp.	1,716	51,080
Catalent Inc. (a)	1,447	45,118
Cooper Cos. Inc.	418	106,381
Elanco Animal Health Inc. (a) (b)	143	4,509
Exact Sciences Corp. (a)	317	20,003
Hologic Inc. (a)	2,371	97,448
ICU Medical Inc. (a)	96	22,101
Idexx Laboratories Inc. (a)	73	13,579
Incyte Corp. (a)	382	24,291
Iqvia Ltd. (a)	183	21,259
MEDNAX Inc. (a)	557	18,381
Perrigo Co. Plc	464	17,980
Sage Therapeutics Inc. (a)	81	7,759
Seattle Genetics Inc. (a) (b)	328	18,585
Teleflex Inc.	511	132,083
West Pharmaceutical Services Inc.	280	27,448
		808,333
Industrials 18.7%
Alaska Air Group Inc.	227	13,813
Allegion Plc	456	36,348
BWX Technologies Inc.	597	22,823
Colfax Corp. (a)	1,131	23,638
CoStar Group Inc. (a)	93	31,373
Equifax Inc.	279	25,983
Fortive Corp.	781	52,843
Gardner Denver Holdings Inc. (a)	1,591	32,536
Harris Corp.	620	83,483
HD Supply Holdings Inc. (a)	370	13,882
IDEX Corp.	536	67,675
JB Hunt Transport Services Inc.	157	14,607
Kansas City Southern	376	35,889
KAR Auction Services Inc.	743	35,456
L3 Technologies Inc.	103	17,887
Roper Industries Inc.	233	62,099
Sensata Technologies Holding Plc (a)	1,750	78,470
Textron Inc.	1,923	88,439
TransUnion LLC	748	42,486
United Continental Holdings Inc. (a)	370	30,980
Verisk Analytics Inc. (a)	555	60,517
Waste Connections Inc.	524	38,907
Xylem Inc.	704	46,971
		957,105
Information Technology 21.5%
Atlassian Corp. Plc - Class A (a)	471	41,910
Black Knight Inc. (a)	835	37,625
CDK Global Inc.	347	16,614
Ceridian HCM Holding Inc. (a) (b)	146	5,036
Coherent Inc. (a)	111	11,703
CoreLogic Inc. (a)	1,109	37,063
Corning Inc.	1,876	56,674
Fidelity National Information Services Inc.	365	37,431
Fiserv Inc. (a)	742	54,530
FleetCor Technologies Inc. (a)	234	43,459
Gartner Inc. (a)	185	23,650
Global Payments Inc.	229	23,617
Guidewire Software Inc. (a)	127	10,189
IHS Markit Ltd. (a)	704	33,771
Keysight Technologies Inc. (a)	1,581	98,149
Marvell Technology Group Ltd.	2,194	35,521
Maxim Integrated Products Inc.	694	35,290
Microchip Technology Inc. (b)	1,396	100,400
National Instruments Corp.	423	19,196
Red Hat Inc. (a)	227	39,870
Skyworks Solutions Inc.	417	27,947
Splunk Inc. (a)	236	24,745
	Shares/Par[1]	Value ($)
SS&C Technologies Holdings Inc.	510	23,006
SurveyMonkey Inc. (a) (c) (d) (e)	41	481
Symantec Corp.	1,972	37,261
Tableau Software Inc. - Class A (a)	314	37,680
Workday Inc. - Class A (a)	466	74,411
Worldpay Inc. - Class A (a)	971	74,214
Xilinx Inc.	464	39,519
		1,100,962
Materials 6.0%
Air Products & Chemicals Inc.	375	60,019
Ardagh Group SA - Class A	99	1,097
Avery Dennison Corp.	189	16,978
Ball Corp.	1,708	78,534
Franco-Nevada Corp. (b)	381	26,735
Martin Marietta Materials Inc.	145	24,921
RPM International Inc.	749	44,026
Sealed Air Corp.	906	31,565
Valvoline Inc.	1,277	24,710
		308,585
Real Estate 0.1%
WeWork Co. - Class A (a) (d) (e) (f)	66	3,060
Utilities 1.2%
Atmos Energy Corp.	202	18,729
Sempra Energy	378	40,896
		59,625
Total Common Stocks (cost $4,165,455)		4,790,742
PREFERRED STOCKS 0.3%
Real Estate 0.3%
WeWork Co. - Series D-2 (a) (d) (e) (f)	122	5,701
WeWork Co. - Series D-1 (a) (d) (e) (f)	156	7,256
Total Preferred Stocks (cost $4,627)		12,957
SHORT TERM INVESTMENTS 6.7%
Investment Companies 6.0%
JNL Government Money Market Fund - Institutional Class, 2.31% (g) (h)	3,892	3,892
T. Rowe Price Government Reserve Fund, 2.40% (g) (h)	302,523	302,523
		306,415
Securities Lending Collateral 0.7%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (g) (h)	35,270	35,270
Total Short Term Investments (cost $341,685)		341,685
Total Investments 100.7% (cost $4,511,767)		5,145,384
Other Assets and Liabilities, Net (0.7)%		(34,707)
Total Net Assets 100.0%		5,110,677

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)   Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(f)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g)   Investment in affiliate.

(h)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

246

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Short-Term Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 24.4%
Allegro CLO Ltd.
Series 2015-AR-IA, 3.33%, (3M USD LIBOR + 0.84%), 07/26/27 (a) (b)	3,110	3,067
Ally Auto Receivables Trust
Series 2015-C-2, 2.41%, 01/15/19 (b)	2,985	2,984
Series 2016-D-1, 2.84%, 06/17/19	1,035	1,032
Series 2017-C-2, 2.46%, 09/15/22	395	389
Series 2017-D-2, 2.93%, 11/15/23	550	543
Ally Master Owner Trust
Series 2018-A2-1, 2.70%, 01/15/21	4,600	4,562
Series 2018-A-4, 3.30%, 07/15/21	2,530	2,547
AmeriCredit Automobile Receivables Trust
Series 2015-D-3, 3.34%, 07/08/19	1,840	1,844
Series 2016-D-3, 2.71%, 08/08/20	2,130	2,106
Series 2016-A3-1, 1.81%, 10/08/20	1	1
Series 2015-D-2, 3.00%, 06/08/21	1,440	1,436
Series 2016-A3-4, 1.53%, 07/08/21	1,571	1,562
Series 2018-A3-3, 3.38%, 08/18/21 (c)	5,820	5,869
Series 2014-E-2, 3.37%, 11/08/21 (b)	2,170	2,170
Series 2014-E-4, 3.66%, 03/08/22	845	846
Series 2017-D-1, 3.13%, 01/18/23	3,180	3,167
Series 2017-D-2, 3.42%, 04/18/23	2,290	2,285
Series 2017-B-3, 2.24%, 06/19/23	1,040	1,027
Series 2017-C-3, 2.69%, 06/19/23	1,105	1,091
Series 2014-C-3, REMIC, 2.58%, 09/08/20	94	94
Series 2014-D-3, REMIC, 3.13%, 10/08/20	2,565	2,566
Series 2014-E-3, REMIC, 3.72%, 03/08/22 (b)	860	860
ARI Fleet Lease Trust
Series 2017-A2-A, 1.91%, 04/15/26 (b)	467	464
Series 2018-A2-A, 2.55%, 10/15/26 (b)	2,210	2,200
Ascentium Equipment Receivables Trust
Series 2017-A2-1A, 1.87%, 07/10/19 (b)	43	43
Series 2018-A2-1A, 2.92%, 12/10/20 (b)	1,295	1,294
Series 2017-A3-1A, 2.29%, 06/10/21 (b)	920	914
Avis Budget Rental Car Funding AESOP LLC
Series 2013-A-2A, 2.97%, 02/20/19 (b)	523	523
Series 2013-B-2A, 3.66%, 02/20/19 (b)	182	182
Series 2014-A-1A, 2.46%, 07/20/19 (b)	880	878
Series 2014-A-2A, 2.50%, 02/20/20 (b)	5,485	5,461
Series 2015-A-1A, 2.50%, 07/20/20 (b)	1,650	1,634
Series 2015-A-2A, 2.63%, 12/20/20 (b)	850	840
Series 2016-A-1A, 2.99%, 06/20/21 (b)	2,200	2,187
Series 2017-A-2A, 2.97%, 03/20/23 (b)	2,130	2,082
Babson CLO Ltd.
Series 2013-AR-IA, 3.27%, (3M USD LIBOR + 0.80%), 01/20/28 (a) (b)	3,900	3,837
BAMLL Commercial Mortgage Securities Trust
Series 2018-A-DSNY, REMIC, 3.31%, (1M USD LIBOR + 0.85%), 09/15/20 (a) (b)	2,400	2,365
Bayview Mortgage Fund IVC Trust
Series 2017-A-RT3, 3.50%, 01/28/58 (a) (b)	3,860	3,851
Bayview Opportunity Master Fund IVA Trust
Series 2017-A-SPL5, 3.50%, 06/28/57 (a) (b)	3,297	3,289
Bayview Opportunity Master Fund IVB Trust
Series 2017-A-SPL4, 3.50%, 01/28/55 (a) (b)	1,187	1,185
BlueMountain CLO Ltd.
Series 2015-A1R-2A, 3.37%, (3M USD LIBOR + 0.93%), 07/19/27 (a) (b)	3,770	3,717
BMW Vehicle Lease Trust
Series 2016-A3-2, 1.43%, 02/20/19	395	394
BX Trust
Series 2017-B-IMC, 3.86%, (1M USD LIBOR + 1.40%), 10/15/19 (a) (b)	3,845	3,819
Series 2017-D-IMC, 4.71%, (1M USD LIBOR + 2.25%), 10/15/19 (a) (b)	1,210	1,187
Series 2018-A-IND, 3.21%, (1M USD LIBOR + 0.75%), 10/15/20 (a) (b)	2,491	2,467
California Republic Auto Receivables Trust
Series 2015-B-1, 2.51%, 05/15/19	785	782
Capital Auto Receivables Asset Trust
Series 2016-A3-3, 1.54%, 02/20/19	165	165
Series 2016-A4-2, 1.63%, 07/20/19	1,165	1,159
Series 2018-B-2, 3.48%, 12/21/20 (b)	885	891
	Shares/Par[1]	Value ($)
Series 2018-C-2, 3.69%, 02/22/21 (b)	1,130	1,139
Series 2018-C-1, 3.36%, 06/20/21 (b)	2,280	2,284
Series 2018-D-1, 3.70%, 06/20/21 (b)	2,235	2,238
Series 2017-B-1, 2.43%, 05/20/22 (b)	385	379
Series 2017-C-1, 2.70%, 09/20/22 (b)	620	613
Carlyle Global Market Strategies CLO Ltd.
Series 2015-AR-1A, 3.47%, (3M USD LIBOR + 1.00%), 04/20/27 (a) (b)	2,415	2,398
Series 2015-A1R-3A, 3.51%, (3M USD LIBOR + 1.00%), 07/28/28 (a) (b)	3,805	3,759
CarMax Auto Owner Trust
Series 2015-D-4, 3.00%, 10/15/19	600	597
Series 2016-A3-4, 1.40%, 08/16/21	1,974	1,952
Series 2017-C-4, 2.70%, 10/15/21	530	524
Chrysler Capital Auto Receivables Trust
Series 2016-A3-BA, 1.64%, 07/15/21 (b)	425	423
Citigroup Commercial Mortgage Trust
Series 2014-A1-GC25, REMIC, 1.49%, 09/12/19	29	29
Series 2015-A1-GC27, REMIC, 1.35%, 11/13/19	178	177
Series 2015-A1-P1, REMIC, 1.65%, 04/17/20	503	498
Series 2015-A1-GC31, REMIC, 1.64%, 07/10/20	882	875
Series 2015-A1-GC33, REMIC, 1.64%, 08/10/20	829	818
CLNS Trust
Series 2017-A-IKPR, 3.20%, (1M USD LIBOR + 0.80%), 06/13/19 (a) (b)	1,395	1,385
CNH Equipment Trust
Series 2016-A3-C, 1.44%, 12/15/21	1,433	1,417
Series 2015-A3-C, REMIC, 1.66%, 11/16/20	634	632
Cole Park CLO Ltd.
Series 2015-AR-1A, 3.69%, (3M USD LIBOR + 1.05%), 10/20/28 (a) (b)	3,985	3,985
COLT Funding LLC
Series 2018-A1-1, REMIC, 2.93%, 02/25/48 (a) (b)	629	625
Series 2018-A3-1, REMIC, 3.08%, 02/25/48 (a) (b)	223	222
COLT Mortgage Loan Trust
Series 2017-A1-1, 2.61%, 05/27/47 (a) (b)	723	705
Series 2017-A3-1, 3.07%, 05/27/47 (a) (b)	108	106
Series 2017-A1A-2, REMIC, 2.41%, 10/25/47 (a) (b)	1,697	1,671
Series 2017-A2A-2, REMIC, 2.57%, 10/25/47 (a) (b)	722	713
Series 2017-A3A-2, REMIC, 2.77%, 10/25/47 (a) (b)	315	311
Series 2018-A1-2, REMIC, 3.47%, 07/27/48 (a) (b)	3,468	3,471
Series 2018-A2-2, REMIC, 3.54%, 07/27/48 (a) (b)	1,685	1,686
Series 2018-A1-4, REMIC, 4.01%, 12/28/48 (b)	2,734	2,751
COMM Mortgage Trust
Series 2015-A1-CR24, REMIC, 1.65%, 06/12/20	145	144
Series 2015-A1-CR25, REMIC, 1.74%, 07/10/20	1,155	1,143
Series 2016-A1-CR28, REMIC, 1.77%, 10/13/20	457	450
Series 2014-A-TWC, REMIC, 3.28%, (1M USD LIBOR + 0.85%), 02/13/32 (a) (b)	1,280	1,278
Commercial Mortgage Pass-Through Certificates
Series 2015-A2-LC23, REMIC, 3.22%, 10/13/20	4,595	4,590
Commercial Mortgage Trust
Series 2015-A1-CR22, REMIC, 1.57%, 10/11/19	56	56
CSAIL Commercial Mortgage Trust
Series 2015-A1-C1, REMIC, 1.68%, 10/18/19	181	180
Series 2015-A1-C3, REMIC, 1.72%, 05/15/20	998	986
Series 2016-A1-C5, REMIC, 1.75%, 07/17/20	379	375
Deephaven Residential Mortgage Trust
Series 2018-A1-1A, 2.98%, 02/25/22 (a) (b)	1,312	1,293
Series 2018-A1-2A, 3.48%, 06/25/22 (a) (b)	2,226	2,232
Series 2018-A3-3A, 3.96%, 08/25/58 (b)	254	256
Series 2017-A3-1A, REMIC, 3.49%, 10/27/25 (a) (b)	309	307
Series 2017-A1-3A, REMIC, 2.58%, 10/25/47 (a) (b)	1,550	1,530
Series 2017-A2-3A, REMIC, 2.71%, 10/25/47 (a) (b)	134	132
Series 2017-A3-3A, REMIC, 2.81%, 10/25/47 (a) (b)	127	125

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

247

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Diamond Resorts Owner Trust
Series 2015-A-2, 2.99%, 05/22/28 (b)	350	349
Elara HGV Timeshare Issuer LLC
Series 2014-A-A, 2.53%, 02/25/27 (b)	325	317
Series 2017-A-A, 2.69%, 03/25/30 (b)	779	770
Enterprise Fleet Financing LLC
Series 2016-A2-2, 1.74%, 06/20/19 (b)	480	478
Series 2017-A2-1, 2.13%, 01/20/20 (b)	573	570
Series 2017-A2-2, 1.97%, 04/20/20 (b)	789	783
Series 2017-A2-3, 2.13%, 08/20/20 (b)	3,169	3,143
Series 2018-A2-1, 2.87%, 02/20/21 (b)	1,720	1,715
Series 2018-A2-2, 3.14%, 06/20/21 (b)	2,060	2,059
Series 2017-A3-3, 2.36%, 08/20/21 (b)	955	940
Series 2016-A2-1, 1.83%, 09/20/21 (b)	89	89
Fannie Mae Connecticut Avenue Securities
Series 2016-2M1-C07, 3.81%, (1M USD LIBOR + 1.30%), 05/25/29 (a)	144	144
Series 2017-1M1-C01, 3.81%, (1M USD LIBOR + 1.30%), 07/25/29 (a)	835	838
Series 2017-2M1-C02, 3.66%, (1M USD LIBOR + 1.15%), 09/25/29 (a)	2,054	2,059
Series 2017-2M1-C04, 3.36%, (1M USD LIBOR + 0.85%), 11/26/29 (a)	1,930	1,924
Series 2017-1M1-C03, REMIC, 3.46%, (1M USD LIBOR + 0.95%), 10/25/29 (a)	2,426	2,429
Series 2017-1M1-C05, REMIC, 3.06%, (1M USD LIBOR + 0.55%), 01/25/30 (a)	2,340	2,337
Series 2017-1M1-C06, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 02/25/30 (a)	1,848	1,846
Series 2017-2M1-C06, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 02/25/30 (a)	810	810
Series 2018-2M1-C02, REMIC, 3.16%, (1M USD LIBOR + 0.65%), 08/26/30 (a)	691	690
Ford Credit Auto Lease Trust
Series 2017-A4-A, 2.02%, 06/15/20	915	911
Ford Credit Floorplan Master Owner Trust
Series 2016-B-3, 1.75%, 07/15/19	1,170	1,161
Freddie Mac Structured Agency Credit Risk Debt Note
Series 2017-M1-DNA3, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 03/25/30 (a)	2,156	2,152
Series 2018-M1-HQA2, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 10/26/48 (a) (b)	2,905	2,897
Galaxy XXIX CLO Ltd.
Series 2018-A-29A, 3.12%, 11/16/26 (b)	5,880	5,820
Galton Funding Mortgage Trust
Series 2018-A33-1, 3.50%, 11/25/57 (a) (b)	1,780	1,748
GM Financial Automobile Leasing Trust
Series 2017-A4-1, 2.26%, 08/20/20	440	438
Series 2017-C-3, 2.73%, 09/20/21	780	774
Series 2018-C-1, 3.11%, 12/20/21	985	979
Series 2018-C-2, 3.50%, 04/20/22	1,110	1,112
Series 2018-D-1, 3.37%, 10/20/22	2,450	2,437
GM Financial Consumer Automobile Receivables Trust
Series 2017-C-3A, 2.52%, 03/16/23 (b)	635	625
GMF Floorplan Owner Revolving Trust
Series 2016-B-1, 2.41%, 05/15/19 (b)	845	843
Series 2016-C-1, 2.85%, 05/15/19 (b)	325	324
Series 2017-B-3, 2.26%, 08/15/19 (b)	805	800
Series 2017-C-3, 2.46%, 08/15/19 (b)	2,410	2,397
Series 2017-C-1, 2.97%, 01/15/20 (b)	1,560	1,554
Series 2017-C-2, 2.63%, 07/15/20 (b)	970	958
Series 2018-A1-4, 3.50%, 09/15/21 (b)	3,465	3,509
Golub Capital Partners ClO Ltd.
Series 2018-A1-39A, 3.49%, (3M USD LIBOR + 1.15%), 10/20/28 (a) (b)	2,180	2,153
Great Wolf Trust
Series 2017-A-WOLF, 3.46%, (1M USD LIBOR + 0.85%), 09/16/19 (a) (b)	1,745	1,712
Series 2017-C-WOLF, 3.93%, (1M USD LIBOR + 1.32%), 09/16/19 (a) (b)	2,495	2,477
GreatAmerica Leasing Receivables Funding LLC
Series 2017-A3-1, 2.06%, 06/22/20 (b)	149	148
Series 2018-A3-1, 2.60%, 06/15/21 (b)	945	940
GS Mortgage Securities Trust
Series 2016-A1-GS3, 1.43%, 10/10/49	343	336
	Shares/Par[1]	Value ($)
Series 2015-A1-GC28, REMIC, 1.53%, 12/12/19	388	386
Series 2015-A1-GC32, REMIC, 1.59%, 04/10/20	863	853
Series 2014-2A1-EB1A, REMIC, 2.46%, 05/25/21 (a) (b)	349	339
Series 2014-A1-GC24, REMIC, 1.51%, 09/10/47	364	362
Series 2018-A-FBLU, REMIC, 3.40%, 11/15/20 (b)	1,525	1,516
Series 2018-D-FBLU, REMIC, 4.46%, 11/15/20 (b)	800	791
Hardee's Funding LLC
Series 2018-AI-1A, 4.25%, 06/20/22 (b)	2,193	2,245
Hilton Grand Vacations Trust
Series 2014-A-AA, 1.77%, 11/25/26 (b)	512	504
Series 2017-A-AA, 2.66%, 12/26/28 (b)	406	402
HLA CLO
Series 2014-B1-3A, 4.17%, 10/22/25 (b)	1,960	1,942
Homeward Opportunities Fund I Trust
Series 2018-A2-1, REMIC, 3.90%, 06/25/48 (b)	1,678	1,688
Homeward Opportunities Fund I Trust
Series 2018-A1-1, REMIC, 3.77%, 06/25/48 (b)	2,097	2,103
Hospitality Mortgage Trust
Series 2017-A-HIT, REMIC, 3.24%, (1M USD LIBOR + 0.85%), 05/09/19 (a) (b)	1,365	1,342
Hyundai Auto Lease Securitization Trust
Series 2016-A4-C, 1.65%, 07/15/20 (b)	1,865	1,860
Hyundai Auto Receivables Trust
Series 2017-B-A, 2.38%, 04/17/23	875	864
John Deere Owner Trust
Series 2016-A3-A, 1.36%, 04/15/20	967	965
JPMBB Commercial Mortgage Securities Trust
Series 2015-A1-C27, REMIC, 1.41%, 12/17/19	419	416
Series 2015-A1-C32, REMIC, 1.51%, 04/17/20	464	459
KKR CLO XIII Ltd.
Series A1R-13, 3.24%, (3M USD LIBOR + 0.80%), 01/16/28 (a) (b)	3,920	3,846
Kubota Credit Owner Trust
Series 2016-A3-1A, 1.50%, 07/15/20 (b)	370	367
Madison Park Funding XVIII Ltd.
Series 2015-A1R-18A, 3.66%, (3M USD LIBOR + 1.19%), 10/21/30 (a) (b)	3,635	3,609
Magnetite XVI Ltd.
Series 2015-AR-16A, 3.24%, (3M USD LIBOR + 0.80%), 01/18/28 (a) (b)	5,120	5,037
MetLife Securitization Trust
Series 2017-A-1A, REMIC, 3.00%, 04/25/55 (a) (b)	1,381	1,356
Mill City Mortgage Loan Trust
Series 2016-A1-1, REMIC, 2.50%, 07/25/23 (b)	466	455
Series 2017-A1-2, REMIC, 2.75%, 01/25/24 (a) (b)	1,917	1,879
MMAF Equipment Finance LLC
Series 2017-A2-AA, 1.73%, 05/18/20 (b)	295	294
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-A1-C19, REMIC, 1.57%, 09/17/19	527	524
Series 2015-A1-C24, REMIC, 1.71%, 07/15/20	970	959
Series 2016-A1-C30, REMIC, 1.39%, 07/16/21	602	589
Morgan Stanley Capital I Trust
Series 2017-B-CLS, 3.31%, (1M USD LIBOR + 0.85%), 11/15/19 (a) (b)	1,925	1,909
Series 2017-C-CLS, 3.46%, (1M USD LIBOR + 1.00%), 11/15/19 (a) (b)	1,545	1,532
Series 2015-A1-MS1, REMIC, 1.64%, 07/17/20	1,069	1,056
MVW Owner Trust
Series 2014-A-1A, 2.25%, 10/20/24 (b)	542	533
Series 2013-A-1A, 2.15%, 04/22/30 (b)	161	159
Series 2015-A-1A, 2.52%, 12/20/32 (b)	1,296	1,277
Series 2017-A-1A, 2.42%, 12/20/34 (b)	485	476
Series 2017-B-1A, 2.75%, 12/20/34 (b)	164	161
Series 2017-C-1A, 2.99%, 12/20/34 (b)	450	439
Navient Private Education Refi Loan Trust
Series 2018-A1-A, 2.53%, 08/16/21 (b)	1,994	1,980
Nelnet Student Loan Trust
Series 2005-A4-4, 3.00%, (3M USD LIBOR + 0.18%), 03/22/32 (a)	2,134	2,085

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

248

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Neuberger Berman CLO XIX Ltd.
Series 2015-A1R2-19A, 3.24%, (3M USD LIBOR + 0.80%), 07/15/27 (a) (b)	3,815	3,764
Neuberger Berman CLO XVI Ltd.
Series 2017-A-16SA, 3.29%, (3M USD LIBOR + 0.85%), 01/18/28 (a) (b)	2,335	2,298
New Residential Mortgage Loan Trust
Series 2018-A1-NQM1, 3.99%, 11/25/48 (b)	3,659	3,734
Nissan Auto Lease Trust
Series 2016-A4-B, 1.61%, 02/15/19	1,509	1,509
Series 2017-A4-B, 2.17%, 03/16/20	970	962
Nissan Auto Receivables Owner Trust
Series 2016-A3-A, 1.34%, 10/15/20	804	800
Nissan Master Owner Trust Receivables
Series 2016-A2-A, 1.54%, 06/17/19	2,265	2,250
OCP CLO Ltd.
Series 2015-A1R-10A, 3.33%, (3M USD LIBOR + 0.82%), 10/26/27 (a) (b)	3,535	3,499
Series 2014-A1RR-7A, 3.59%, (3M USD LIBOR + 1.12%), 07/20/29 (a) (b)	6,010	5,918
OZLM VIII Ltd.
Series 2014-A1RR-8A, 3.63%, (3M USD LIBOR + 1.17%), 10/17/29 (a) (b)	2,515	2,496
Planet Fitness Master Issuer LLC
Series 2018-A2I-1A, 4.26%, 09/05/22 (b)	2,818	2,877
RETL RVP
Series 2018-A-RVP, REMIC, 3.56%, (1M USD LIBOR + 1.10%), 02/16/21 (a) (b)	789	781
Santander Drive Auto Receivables Trust
Series 2015-E-2, 4.02%, 05/15/19 (b)	1,750	1,757
Series 2017-B-1, 2.10%, 07/15/19	274	273
Series 2015-D-4, 3.53%, 10/15/19	1,400	1,404
Series 2017-C-1, 2.58%, 06/15/20	370	368
Series 2018-B-4, 3.27%, 01/15/21	1,570	1,573
Series 2018-B-5, 3.52%, 01/15/21	3,090	3,109
Series 2015-D-3, 3.49%, 05/17/21	4,725	4,736
Series 2018-C-1, 2.96%, 06/15/21	630	627
Series 2015-C-5, 2.74%, 12/15/21	1,543	1,542
Series 2015-D-5, 3.65%, 12/15/21	1,405	1,409
Series 2016-D-1, 4.02%, 04/15/22	1,035	1,045
Series 2016-D-3, 2.80%, 08/15/22	1,400	1,391
Series 2015-E-3, REMIC, 4.50%, 06/15/23 (b)	1,520	1,533
Santander Retail Auto Lease Trust
Series 2017-C-A, 2.96%, 11/21/22 (b)	820	814
SBA Tower Trust
Series 2015-C-1, 3.16%, 10/15/20 (b)	855	849
Series 2017-C-1, 3.17%, 04/15/22 (b)	1,860	1,839
Series 2018-C-1, 3.45%, 03/15/23 (b)	2,110	2,066
Sequoia Mortgage Trust
Series 2018-A2-CH4, 4.00%, 10/25/48 (b)	1,873	1,903
Series 2018-A19-CH4, 4.50%, 10/25/48 (b)	1,221	1,249
Series 2018-A11-CH1, REMIC, 3.50%, 08/25/23 (a) (b)	3,001	2,960
Series 2018-A19-CH3, REMIC, 4.50%, 01/25/25 (b)	1,078	1,103
Series 2018-A3-CH2, REMIC, 4.00%, 06/25/48 (a) (b)	3,919	3,930
Sierra Receivables Funding Co. LLC
Series 2015-A-3A, 2.58%, 06/20/23 (b)	191	189
Series 2017-A-1A, 2.91%, 07/20/24 (b)	334	331
Series 2015-A-1A, 2.40%, 03/20/32 (b)	1,073	1,059
Sierra Timeshare Receivables Funding LLC
Series 2014-A-2A, 2.05%, 06/20/31 (b)	214	213
Series 2014-A-3A, 2.30%, 10/20/31 (b)	323	322
Series 2015-A-2A, 2.43%, 06/20/32 (b)	587	580
Series 2016-A-1A, 3.08%, 03/21/33 (b)	623	622
Series 2016-A-2A, 2.33%, 07/20/33 (b)	401	394
SLIDE Commercial Mortgage Pass-Through Certificates
Series 2018-D-FUN, 4.31%, (1M USD LIBOR + 1.85%), 06/15/21 (a) (b)	1,932	1,918
SLM Student Loan Trust
Series 2007-A4-7, 2.82%, (3M USD LIBOR + 0.33%), 01/25/22 (a)	1,313	1,289
Series 2008-A-9, 3.99%, (3M USD LIBOR + 1.50%), 04/25/23 (a)	994	1,005
	Shares/Par[1]	Value ($)
Series 2008-A4-5, 4.19%, (3M USD LIBOR + 1.70%), 07/25/23 (a)	1,387	1,410
Series 2010-A-1, 2.91%, (1M USD LIBOR + 0.40%), 03/25/25 (a)	2,893	2,851
SMB Private Education Loan Trust
Series 2015-A2B-A, 3.46%, (1M USD LIBOR + 1.00%), 04/15/23 (a) (b)	1,088	1,092
Series 2014-A3-A, 3.96%, (1M USD LIBOR + 1.50%), 04/15/32 (a) (b)	3,430	3,482
Series 2016-A2B-C, 3.56%, (1M USD LIBOR + 1.10%), 09/15/34 (a) (b)	3,674	3,700
STACR Trust
Series 2018-M1-HRP2, REMIC, 3.36%, (1M USD LIBOR + 0.85%), 02/25/47 (a) (b)	860	860
Series 2018-M2-HRP2, REMIC, 3.76%, (1M USD LIBOR + 1.25%), 02/25/47 (a) (b)	1,725	1,724
Synchrony Credit Card Master Note Trust
Series 2016-A-1, 2.04%, 03/15/19	3,331	3,324
Series 2015-B-1, 2.64%, 03/15/20	1,580	1,570
Series 2018-C-1, 3.36%, 03/15/21	1,525	1,525
Series 2016-C-2, 2.95%, 05/17/21	2,805	2,773
Towd Point Mortgage Trust
Series 2018-A1-2, 3.25%, 03/25/58 (a) (b)	4,764	4,684
Series 2018-A1A-5, 3.25%, 08/25/58 (b)	4,440	4,392
Series 2015-A1B-4, REMIC, 2.75%, 05/25/22 (a) (b)	1,460	1,435
Series 2015-A1B-5, REMIC, 2.75%, 09/25/22 (a) (b)	1,448	1,422
Series 2016-A1B-1, REMIC, 2.75%, 04/25/23 (a) (b)	767	753
Series 2016-A3B-1, REMIC, 3.00%, 02/25/55 (a) (b)	1,025	1,009
Series 2016-A1A-2, REMIC, 2.75%, 08/25/55 (a) (b)	656	642
Series 2017-A1-1, REMIC, 2.75%, 07/25/23 (a) (b)	2,192	2,149
Series 2017-A1-2, REMIC, 2.75%, 04/25/57 (a) (b)	1,374	1,349
Series 2017-A1-3, REMIC, 2.75%, 07/25/57 (a) (b)	2,976	2,915
Series 2017-A1-6, REMIC, 2.75%, 10/25/57 (a) (b)	5,263	5,115
Series 2018-A1-1, REMIC, 3.00%, 01/25/58 (a) (b)	846	827
Verizon Owner Trust
Series 2016-A-2A, 1.68%, 05/20/21 (b)	2,795	2,779
Series 2016-C-2A, 2.36%, 05/20/21 (b)	1,690	1,680
Series 2017-C-1A, 2.65%, 09/20/21 (b)	840	831
Series 2018-C-A, 3.55%, 12/20/21	3,670	3,718
Series 2017-C-3A, 2.53%, 04/20/22 (b)	2,135	2,111
Series 2018-C-1A, 3.20%, 09/20/22 (b)	2,340	2,344
Verus Securitization Trust
Series 2018-A1-1, 2.93%, 02/25/48 (b)	486	482
Series 2018-A1-2, REMIC, 3.68%, 06/01/58 (b)	2,785	2,798
Series 2018-A2-2, REMIC, 3.78%, 06/01/58 (b)	746	750
Series 2018-A3-2, REMIC, 3.83%, 06/01/58 (b)	469	471
Series 2018-A1-3, REMIC, 4.11%, 10/25/58 (b)	3,743	3,777
Volvo Financial Equipment LLC
Series 2016-A3-1A, 1.67%, 02/18/20 (b)	276	275
Series 2017-A-A, 2.96%, 11/16/20 (b)	620	621
Wells Fargo Commercial Mortgage Trust
Series 2015-A1-SG1, REMIC, 1.57%, 10/18/19	328	326
Series 2015-A1-C26, REMIC, 1.45%, 01/17/20	95	95
Series 2015-A1-C28, REMIC, 1.53%, 02/18/20	257	256
Series 2016-A1-LC24, REMIC, 1.44%, 10/15/49	269	266
Series 2015-A2-NXS2, REMIC, 3.02%, 07/15/58	3,900	3,888
Series 2016-A1-C32, REMIC, 1.58%, 01/15/59	1,866	1,841
Wells Fargo-RBS Commercial Mortgage Trust
Series 2015-A1-LC20, REMIC, 1.47%, 12/17/19	864	858
Series 2014-A1-C23, REMIC, 1.66%, 10/14/57	128	128
Wheels SPV 2 LLC
Series 2016-A2-1A, 1.59%, 04/22/19 (b)	92	91
World Omni Auto Receivables Trust
Series 2015-A3-B, 1.49%, 12/15/20	612	611
World Omni Automobile Lease Securitization Trust
Series 2016-A3-A, 1.45%, 08/15/19	615	614

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

249

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Series 2018-B-A, REMIC, 3.06%, 05/15/23	665	664
Total Non-U.S. Government Agency Asset-Backed Securities (cost $418,847)		415,940
CORPORATE BONDS AND NOTES 48.3%
Communication Services 3.2%
America Movil SAB de CV
5.00%, 10/16/19 - 03/30/20	4,265	4,336
Axiata SPV 2 Bhd
3.47%, 11/19/20	855	852
Baidu Inc.
2.75%, 06/09/19	6,415	6,406
Charter Communications Operating LLC
3.58%, 07/23/20	3,685	3,682
4.46%, 07/23/22	3,590	3,623
Comcast Corp.
3.70%, 04/15/24	4,160	4,178
Crown Castle Towers LLC
3.72%, 07/15/23 (b)	220	222
Deutsche Telekom International Finance BV
2.23%, 01/17/20 (b)	3,135	3,097
Discovery Communications LLC
2.20%, 09/20/19	1,475	1,460
Expedia Group Inc.
5.95%, 08/15/20	785	811
Interpublic Group of Cos. Inc.
3.50%, 10/01/20	700	700
NBCUniversal Media LLC
5.15%, 04/30/20	3,655	3,751
Omnicom Group Inc.
4.45%, 08/15/20	3,845	3,911
RELX Capital Inc.
3.50%, 03/16/23	1,380	1,372
SES Global Americas Holdings GP
2.50%, 03/25/19 (b)	910	909
Telefonos de Mexico SAB de CV
5.50%, 11/15/19	2,285	2,325
Tencent Holdings Ltd.
3.38%, 05/02/19 (b)	1,415	1,416
2.88%, 02/11/20 (b)	3,845	3,835
Time Warner Cable Inc.
8.75%, 02/14/19	1,325	1,332
8.25%, 04/01/19	5,830	5,897
		54,115
Consumer Discretionary 2.3%
Alibaba Group Holding Ltd.
2.50%, 11/28/19	6,170	6,140
Aptiv Plc
3.15%, 11/19/20	3,070	3,037
AutoZone Inc.
1.63%, 04/21/19	475	473
D.R. Horton Inc.
2.55%, 12/01/20	1,270	1,239
Dollar Tree Inc.
3.15%, (3M USD LIBOR + 0.70%), 04/17/20 (a)	2,975	2,957
eBay Inc.
2.15%, 06/05/20	2,155	2,126
INVISTA Finance LLC
4.25%, 10/15/19 (b)	5,260	5,258
JD.com Inc.
3.13%, 04/29/21	3,875	3,752
Nissan Motor Acceptance Corp.
1.55%, 09/13/19 (b)	2,095	2,069
2.15%, 09/28/20 (b)	1,165	1,131
3.65%, 09/21/21 (b)	1,340	1,335
QVC Inc.
3.13%, 04/01/19	8,569	8,551
Royal Caribbean Cruises Ltd.
2.65%, 11/28/20	640	630
		38,698
Consumer Staples 2.2%
BAT Capital Corp.
2.30%, 08/14/20	6,405	6,252
	Shares/Par[1]	Value ($)
Campbell Soup Co.
3.29%, (3M USD LIBOR + 0.50%), 03/16/20 (a)	2,415	2,404
3.42%, (3M USD LIBOR + 0.63%), 03/15/21 (a)	2,415	2,384
Conagra Brands Inc.
3.22%, (3M USD LIBOR + 0.75%), 10/22/20 (a)	1,115	1,117
Danone SA
1.69%, 10/30/19 (b)	6,780	6,695
General Mills Inc.
2.98%, (3M USD LIBOR + 0.54%), 04/16/21 (a)	4,635	4,568
Kroger Co.
2.30%, 01/15/19	895	895
1.50%, 09/30/19	1,156	1,142
Maple Escrow Subsidiary Inc.
3.55%, 05/25/21 (b)	3,895	3,886
Molson Coors Brewing Co.
2.25%, 03/15/20	2,310	2,276
Reynolds American Inc.
8.13%, 06/23/19 (d)	1,115	1,138
Tyson Foods Inc.
2.25%, 08/23/21	1,545	1,496
Walmart Inc.
3.13%, 06/23/21	2,905	2,924
		37,177
Energy 3.9%
Anadarko Petroleum Corp.
8.70%, 03/15/19	1,011	1,021
6.95%, 06/15/19	730	741
BP Capital Markets Plc
2.32%, 02/13/20	2,516	2,495
Cenovus Energy Inc.
5.70%, 10/15/19	3,185	3,219
China Shenhua Overseas Capital Co. Ltd.
3.13%, 01/20/20	5,900	5,871
Columbia Pipeline Group Inc.
3.30%, 06/01/20	2,690	2,680
Enable Midstream Partners LP
2.40%, 05/15/19 (e)	1,510	1,502
Encana Corp.
6.50%, 05/15/19	5,060	5,127
ENI SpA
4.00%, 09/12/23 (b)	925	912
EnLink Midstream LLC
2.70%, 04/01/19	4,105	4,081
Enterprise Products Operating LLC
2.55%, 10/15/19	1,425	1,418
2.80%, 02/15/21	2,455	2,428
3.50%, 02/01/22	2,590	2,595
Kinder Morgan Energy Partners LP
9.00%, 02/01/19	2,160	2,169
Marathon Oil Corp.
2.70%, 06/01/20	2,645	2,604
ONEOK Partners LP
8.63%, 03/01/19	2,349	2,368
Petroleos Mexicanos
8.00%, 05/03/19	3,630	3,678
5.50%, 01/21/21	370	369
6.38%, 02/04/21	2,055	2,077
Phillips 66
3.29%, (3M USD LIBOR + 0.60%), 02/26/21 (a)	1,700	1,692
Plains All American Pipeline LP
2.60%, 12/15/19	870	857
5.75%, 01/15/20	1,145	1,166
5.00%, 02/01/21	1,155	1,172
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (e)	2,685	2,766
Valero Energy Corp.
6.13%, 02/01/20	3,840	3,951
Williams Partners LP
5.25%, 03/15/20	6,270	6,393
3.35%, 08/15/22	465	455
		65,807
Financials 21.7%
ABN AMRO Bank NV
2.10%, 01/18/19 (b)	4,685	4,684

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

250

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
3.26%, (3M USD LIBOR + 0.57%), 08/27/21 (a) (b)	3,795	3,774
AerCap Ireland Capital Ltd.
3.75%, 05/15/19	330	330
4.63%, 10/30/20	2,360	2,379
3.95%, 02/01/22	3,350	3,290
AIA Group Ltd.
2.25%, 03/11/19 (b)	1,086	1,085
3.31%, (3M USD LIBOR + 0.52%), 09/20/21 (a) (b)	3,020	3,019
AIG Global Funding
3.35%, 06/25/21 (b) (c)	1,795	1,789
American Express Credit Corp.
2.20%, 03/03/20	2,425	2,399
2.38%, 05/26/20	550	544
American International Group Inc.
2.30%, 07/16/19	1,790	1,782
6.40%, 12/15/20	885	933
ANZ New Zealand International Ltd.
2.20%, 07/17/20 (b)	2,130	2,094
2.75%, 01/22/21 (b)	2,390	2,359
AON Corp.
5.00%, 09/30/20	315	324
Aon Plc
2.80%, 03/15/21	4,310	4,253
Banco de Credito del Peru
2.25%, 10/25/19 (b) (c)	785	776
Banco Santander Chile
2.50%, 12/15/20 (b)	4,430	4,331
Banco Santander SA
3.55%, (3M USD LIBOR + 1.12%), 04/12/23 (a)	2,200	2,140
Bank of America Corp.
2.63%, 04/19/21	2,395	2,360
2.86%, (3M USD LIBOR + 0.38%), 01/23/22 (a)	2,075	2,031
3.47%, (3M USD LIBOR + 0.65%), 06/25/22 (a)	2,180	2,152
2.50%, 10/21/22	1,760	1,689
3.63%, (3M USD LIBOR + 1.16%), 01/20/23 (a) (c)	4,025	4,007
Bank of Montreal
2.90%, (3M USD LIBOR + 0.46%), 04/13/21 (a)	2,505	2,493
Banque Federative du Credit Mutuel SA
2.00%, 04/12/19 (b)	1,140	1,137
2.20%, 07/20/20 (b)	2,430	2,386
3.43%, (3M USD LIBOR + 0.96%), 07/20/23 (a) (b)	3,000	2,968
Barclays Bank Plc
2.65%, 01/11/21	2,290	2,246
Barclays Plc
2.75%, 11/08/19	3,480	3,447
4.04%, (3M USD LIBOR + 1.63%), 01/10/23 (a)	2,605	2,555
Bayer US Finance II LLC
3.45%, (3M USD LIBOR + 0.63%), 06/25/21 (a) (b)	2,915	2,894
BB&T Corp.
2.15%, 02/01/21	3,035	2,967
BMW US Capital LLC
2.84%, (3M USD LIBOR + 0.41%), 04/12/21 (a) (b)	2,655	2,635
3.12%, (3M USD LIBOR + 0.50%), 08/13/21 (a) (b)	1,955	1,940
Boral Finance Pty Ltd.
3.00%, 11/01/22 (b)	350	337
BPCE SA
2.50%, 07/15/19	1,515	1,512
3.90%, (3M USD LIBOR + 1.22%), 05/22/22 (a) (b)	1,600	1,603
Bunge Ltd. Finance Corp.
3.50%, 11/24/20 (c)	2,075	2,072
Capital One Bank USA NA
8.80%, 07/15/19	600	616
Capital One Financial Corp.
2.50%, 05/12/20	850	838
2.40%, 10/30/20	1,455	1,424
Capital One NA
1.85%, 09/13/19	4,115	4,074
2.35%, 01/31/20	4,270	4,214
	Shares/Par[1]	Value ($)
Caterpillar Financial Services Corp.
3.05%, (3M USD LIBOR + 0.28%), 09/07/21 (a)	1,425	1,415
CBOE Holdings Inc.
1.95%, 06/28/19	1,620	1,612
Charles Schwab Corp.
2.97%, (3M USD LIBOR + 0.32%), 05/21/21 (a)	2,350	2,340
China Overseas Finance VI Ltd.
4.25%, 05/08/19	3,340	3,348
Citigroup Inc.
2.05%, 06/07/19	2,795	2,785
3.20%, (3M USD LIBOR + 0.79%), 01/10/20 (a)	4,145	4,149
2.70%, 03/30/21	500	493
2.90%, 12/08/21	4,145	4,071
Citizens Bank NA
2.50%, 03/14/19	4,030	4,027
2.45%, 12/04/19	960	954
2.25%, 03/02/20 - 10/30/20	2,222	2,190
2.55%, 05/13/21	1,625	1,589
CNH Industrial Capital LLC
3.38%, 07/15/19	1,275	1,269
4.38%, 11/06/20 (c)	4,025	4,050
3.88%, 10/15/21	2,850	2,830
CNO Financial Group Inc.
4.50%, 05/30/20	1,515	1,496
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.95%, 11/09/22	3,265	3,255
Credit Agricole SA
3.51%, (3M USD LIBOR + 1.02%), 04/24/23 (a) (b)	1,605	1,584
Credit Suisse AG
5.40%, 01/14/20	750	761
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	1,380	1,367
Daimler Finance North America LLC
1.75%, 10/30/19 (b)	5,620	5,552
3.10%, 05/04/20 (b)	1,515	1,512
2.30%, 02/12/21 (b)	495	483
3.75%, 11/05/21 (b)	2,390	2,404
Danske Bank A/S
2.20%, 03/02/20 (b)	3,825	3,745
Dell EMC
3.48%, 06/01/19 (b)	9,130	9,104
Deutsche Bank AG
3.70%, (3M USD LIBOR + 1.29%), 02/04/21 (a)	3,815	3,710
Discover Bank
7.00%, 04/15/20	4,820	5,015
3.10%, 06/04/20	1,680	1,668
3.20%, 08/09/21	570	564
Eastern Creation II Investment Holdings Ltd.
2.75%, 09/26/20	3,365	3,307
EDP Finance BV
4.90%, 10/01/19 (b)	1,695	1,706
4.13%, 01/15/20 (b)	1,035	1,038
Enel Finance International NV
2.88%, 05/25/22 (b)	3,085	2,920
4.25%, 09/14/23 (b)	1,525	1,488
ERAC USA Finance LLC
2.35%, 10/15/19 (b)	535	532
First Niagara Financial Group Inc.
7.25%, 12/15/21	1,290	1,415
Ford Motor Credit Co. LLC
2.02%, 05/03/19	2,285	2,271
2.68%, 01/09/20	1,965	1,932
2.46%, 03/27/20	1,210	1,184
2.34%, 11/02/20	1,555	1,497
3.47%, 04/05/21	1,000	973
GE Capital International Funding Co.
2.34%, 11/15/20	8,355	8,065
General Motors Financial Co. Inc.
3.10%, 01/15/19	2,425	2,425
3.20%, 07/13/20	3,720	3,672
3.26%, (3M USD LIBOR + 0.85%), 04/09/21 (a)	1,775	1,754
Goldman Sachs Group Inc.
1.95%, 07/23/19 (c)	1,355	1,347

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

251

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
2.30%, 12/13/19	2,225	2,205
5.38%, 03/15/20	995	1,017
6.00%, 06/15/20	305	316
2.75%, 09/15/20	1,090	1,076
3.62%, (3M USD LIBOR + 1.11%), 04/26/22 (a)	3,030	2,987
3.31%, (3M USD LIBOR + 0.78%), 10/31/22 (a)	735	716
Harley-Davidson Financial Services Inc.
3.15%, (3M USD LIBOR + 0.50%), 05/21/20 (a) (b)	1,885	1,885
3.65%, (3M USD LIBOR + 0.94%), 03/02/21 (a) (b)	2,485	2,482
HSBC Holdings Plc
3.24%, (3M USD LIBOR + 0.60%), 05/18/21 (a)	2,760	2,719
3.43%, (3M USD LIBOR + 0.65%), 09/11/21 (a)	1,590	1,575
HSBC USA Inc.
2.35%, 03/05/20	2,390	2,365
Hyundai Capital America Inc.
2.55%, 02/06/19 (b)	1,010	1,009
2.50%, 03/18/19 (b)	4,950	4,942
2.00%, 07/01/19 (b)	2,290	2,277
Imperial Brands Finance Plc
2.95%, 07/21/20 (b)	3,920	3,866
ING Groep NV
3.95%, (3M USD LIBOR + 1.15%), 03/29/22 (a)	1,920	1,919
Intesa Sanpaolo SpA
3.88%, 01/15/19	3,260	3,259
3.38%, 01/12/23 (b)	1,480	1,364
JPMorgan Chase & Co.
4.95%, 03/25/20	795	812
4.40%, 07/22/20	599	610
4.25%, 10/15/20	935	951
3.32%, (3M USD LIBOR + 0.55%), 03/09/21 (a)	3,890	3,872
JPMorgan Chase Bank NA
2.60%, 02/01/21	1,085	1,079
Legg Mason Inc.
2.70%, 07/15/19	635	633
Lincoln National Corp.
4.00%, 09/01/23	655	665
Mitsubishi UFJ Financial Group Inc.
3.16%, (3M USD LIBOR + 0.65%), 07/26/21 (a)	960	951
3.61%, (3M USD LIBOR + 0.92%), 02/22/22 (a)	2,240	2,231
3.37%, (3M USD LIBOR + 0.86%), 07/26/23 (a)	1,555	1,538
Morgan Stanley
3.34%, (3M USD LIBOR + 0.85%), 01/24/19 (a)	6,170	6,172
5.50%, 01/26/20 - 07/24/20	1,820	1,873
3.17%, (3M USD LIBOR + 0.55%), 02/10/21 (a)	3,065	3,036
New York Life Global Funding
2.91%, (3M USD LIBOR + 0.32%), 08/06/21 (a) (b)	2,925	2,929
PNC Bank NA
2.45%, 11/05/20	2,280	2,249
Principal Life Global Funding II
1.50%, 04/18/19 (b)	1,830	1,823
2.20%, 04/08/20 (b)	3,305	3,267
Regions Bank
2.78%, (3M USD LIBOR + 0.38%), 04/01/21 (a)	3,320	3,275
3.12%, (3M USD LIBOR + 0.50%), 08/13/21 (a)	985	973
Reinsurance Group of America Inc.
6.45%, 11/15/19	2,800	2,878
5.00%, 06/01/21	295	305
Royal Bank of Scotland Group Plc
6.40%, 10/21/19	715	731
Santander UK Group Holdings Plc
2.88%, 10/16/20	2,905	2,861
Santander UK Plc
2.13%, 11/03/20	1,035	1,010
Sberbank of Russia Via SB Capital SA
3.08%, 03/07/19, EUR	690	793
Shire Acquisitions Investments Ireland Ltd.
1.90%, 09/23/19	11,095	10,940
Skandinaviska Enskilda Banken AB
1.50%, 09/13/19	4,285	4,243
SMBC Aviation Capital Finance DAC
4.13%, 07/15/23 (b)	446	448
	Shares/Par[1]	Value ($)
Solvay Finance America LLC
3.40%, 12/03/20 (b)	4,305	4,297
Standard Chartered Plc
2.10%, 08/19/19 (b)	1,120	1,111
2.40%, 09/08/19 (b)	590	586
3.56%, (3M USD LIBOR + 1.15%), 01/20/23 (a) (b)	2,200	2,168
Sumitomo Mitsui Trust Bank Ltd.
1.95%, 09/19/19 (b)	1,565	1,552
SunTrust Bank
2.59%, 01/29/21	3,700	3,664
Svenska Handelsbanken AB
3.35%, 05/24/21	2,610	2,607
Synchrony Financial
2.70%, 02/03/20	8,115	7,977
Toronto-Dominion Bank
2.73%, (3M USD LIBOR + 0.24%), 01/25/21 (a)	3,935	3,910
Trinity Acquisition Plc
3.50%, 09/15/21	1,525	1,514
UBS Group AG
3.00%, 04/15/21 (b)	5,035	4,979
UBS Group Funding Switzerland AG
3.87%, (3M USD LIBOR + 1.22%), 05/23/23 (a) (b)	2,300	2,279
US Bank NA
2.83%, (3M USD LIBOR + 0.32%), 04/26/21 (a)	3,690	3,674
Volkswagen Group of America Finance LLC
3.88%, 11/13/20 (b)	2,415	2,423
WEA Finance LLC
2.70%, 09/17/19 (b)	3,825	3,815
3.25%, 10/05/20 (b)	805	803
Wells Fargo & Co.
2.55%, 12/07/20	230	226
Wells Fargo Bank NA
3.33%, 07/23/21	4,575	4,569
		369,031
Health Care 3.7%
Abbott Laboratories
2.90%, 11/30/21	2,995	2,967
AbbVie Inc.
2.30%, 05/14/21	2,675	2,611
Anthem Inc.
2.50%, 11/21/20	1,415	1,394
Bayer US Finance II LLC
3.50%, 06/25/21 (b)	1,545	1,533
Becton Dickinson & Co.
2.68%, 12/15/19	4,280	4,238
2.40%, 06/05/20	3,135	3,086
3.68%, (3M USD LIBOR + 0.88%), 12/29/20 (a)	1,085	1,076
Biogen Inc.
2.90%, 09/15/20	1,760	1,746
Celgene Corp.
2.88%, 08/15/20 - 02/19/21	4,525	4,482
CVS Health Corp.
3.13%, 03/09/20	1,960	1,972
3.40%, (3M USD LIBOR + 0.63%), 03/09/20 (a)	1,490	1,487
3.35%, 03/09/21	3,205	3,195
3.49%, (3M USD LIBOR + 0.72%), 03/09/21 (a)	1,650	1,635
Elanco Animal Health Inc.
3.91%, 08/27/21 (b)	1,090	1,096
4.27%, 08/28/23 (b)	1,020	1,018
EMD Finance LLC
2.40%, 03/19/20 (b)	2,440	2,413
Express Scripts Holding Co.
2.25%, 06/15/19	485	483
3.46%, (3M USD LIBOR + 0.75%), 11/30/20 (a)	3,345	3,345
Halfmoon Parent Inc.
3.40%, 09/17/21 (b)	865	863
3.44%, (3M USD LIBOR + 0.65%), 09/17/21 (a) (b)	1,560	1,546
HCA Inc.
4.25%, 10/15/19	820	819
6.50%, 02/15/20	3,500	3,588
Humana Inc.
2.63%, 10/01/19	1,435	1,431

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

252

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Johnson & Johnson
1.95%, 11/10/20	1,170	1,151
McKesson Corp.
3.65%, 11/30/20	3,440	3,461
Medco Health Solutions Inc.
4.13%, 09/15/20	2,150	2,174
Perrigo Finance Unltd. Co.
3.50%, 03/15/21	375	369
Takeda Pharmaceutical Co. Ltd.
3.80%, 11/26/20 (b)	2,010	2,023
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/19	5,505	5,416
2.20%, 07/21/21	205	188
		62,806
Industrials 3.4%
Air Lease Corp.
2.13%, 01/15/20	3,540	3,489
2.50%, 03/01/21	685	667
3.50%, 01/15/22	1,320	1,302
Delta Air Lines Inc.
2.88%, 03/13/20	4,890	4,849
2.60%, 12/04/20	690	679
3.80%, 04/19/23	735	714
Equifax Inc.
2.30%, 06/01/21	750	727
3.49%, (3M USD LIBOR + 0.87%), 08/15/21 (a)	1,440	1,440
3.60%, 08/15/21	1,350	1,348
Fortive Corp.
1.80%, 06/15/19	52	51
GATX Corp.
2.50%, 07/30/19	1,670	1,664
2.60%, 03/30/20 (c)	4,465	4,431
General Dynamics Corp.
2.91%, (3M USD LIBOR + 0.29%), 05/11/20 (a)	775	777
3.00%, (3M USD LIBOR + 0.38%), 05/11/21 (a)	1,300	1,300
Harris Corp.
2.70%, 04/27/20	3,840	3,806
Honeywell International Inc.
1.80%, 10/30/19	2,800	2,778
International Lease Finance Corp.
6.25%, 05/15/19	1,750	1,765
JB Hunt Transport Services Inc.
2.40%, 03/15/19	755	754
Kansas City Southern
2.35%, 05/15/20	4,580	4,501
Northrop Grumman Corp.
2.08%, 10/15/20	3,800	3,726
PACCAR Financial Corp.
3.10%, 05/10/21	2,990	2,986
Penske Truck Leasing Co. LP
2.50%, 06/15/19 (b)	2,635	2,629
3.05%, 01/09/20 (b)	1,246	1,241
3.20%, 07/15/20 (b)	440	438
Rockwell Collins Inc.
1.95%, 07/15/19	1,200	1,192
Roper Technologies Inc.
3.00%, 12/15/20	2,150	2,135
Southwest Airlines Co.
2.75%, 11/06/19	2,205	2,198
Union Pacific Corp.
3.20%, 06/08/21	2,870	2,873
United Technologies Corp.
3.28%, (3M USD LIBOR + 0.65%), 08/16/21 (a)	1,780	1,776
		58,236
Information Technology 2.4%
Apple Inc.
1.80%, 11/13/19	3,630	3,602
Avnet Inc.
3.75%, 12/01/21 (d)	1,260	1,264
Broadcom Corp.
2.38%, 01/15/20	4,455	4,399
3.00%, 01/15/22	4,185	4,028
DXC Technology Co.
2.88%, 03/27/20	2,565	2,545
	Shares/Par[1]	Value ($)
3.69%, (3M USD LIBOR + 0.95%), 03/01/21 (a)	3,704	3,693
Fidelity National Information Services Inc.
3.63%, 10/15/20	615	618
2.25%, 08/15/21	3,130	3,028
Hewlett Packard Enterprise Co.
2.10%, 10/04/19 (b)	1,545	1,528
Keysight Technologies Inc.
3.30%, 10/30/19	8,835	8,813
Microchip Technology Inc.
3.92%, 06/01/21 (b)	1,995	1,965
Xerox Corp.
2.75%, 03/15/19	3,285	3,276
5.63%, 12/15/19	2,915	2,939
		41,698
Materials 2.4%
Anglo American Capital Plc
3.75%, 04/10/22 (b)	726	714
4.13%, 09/27/22 (b)	855	849
ArcelorMittal
5.50%, 03/01/21 (e)	1,050	1,083
ArcelorMittal SA
5.25%, 08/05/20 (d)	4,430	4,491
Celulosa Arauco y Constitucion SA
7.25%, 07/29/19 (c)	2,035	2,081
CNAC HK Synbridge Co. Ltd.
3.00%, 07/19/20	1,945	1,921
4.13%, 03/14/21	1,840	1,838
DowDuPont Inc.
3.77%, 11/15/20	2,730	2,756
Eastman Chemical Co.
2.70%, 01/15/20	300	298
International Flavors & Fragrances Inc.
3.40%, 09/25/20	980	981
LyondellBasell Industries NV
5.00%, 04/15/19	731	732
6.00%, 11/15/21	1,635	1,729
Martin Marietta Materials Inc.
3.29%, (3M USD LIBOR + 0.50%), 12/20/19 (a)	1,525	1,518
3.33%, (3M USD LIBOR + 0.65%), 05/22/20 (a)	870	864
Packaging Corp. of America
2.45%, 12/15/20	1,415	1,386
Sherwin-Williams Co.
2.25%, 05/15/20	8,200	8,074
Southern Copper Corp.
5.38%, 04/16/20	510	521
Syngenta Finance NV
3.70%, 04/24/20 (b)	2,235	2,220
Voto-Votorantim Overseas Trading Operations Ltd.
6.63%, 09/25/19 (b)	825	839
Vulcan Materials Co.
3.39%, (3M USD LIBOR + 0.60%), 06/15/20 (a)	2,080	2,071
3.39%, (3M USD LIBOR + 0.65%), 03/01/21 (a)	3,900	3,864
		40,830
Real Estate 1.0%
American Campus Communities Operating Partnership
3.35%, 10/01/20	2,840	2,828
ARC Properties Operating Partnership LP
3.00%, 02/06/19	6,931	6,941
Brixmor Operating Partnership LP
3.88%, 08/15/22	445	444
Crown Castle International Corp.
3.40%, 02/15/21	2,765	2,760
2.25%, 09/01/21	4,185	4,056
HCP Inc.
2.63%, 02/01/20	300	298
		17,327
Utilities 2.1%
American Electric Power Co. Inc.
3.65%, 12/01/21	450	453
CenterPoint Energy Inc.
3.60%, 11/01/21	1,115	1,118
Dominion Energy Inc.
2.58%, 07/01/20 (e)	1,075	1,059

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

253

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Dominion Resources Inc.
1.88%, 01/15/19	745	745
2.96%, 07/01/19 (e)	1,035	1,035
Duke Energy Corp.
3.55%, 09/15/21	780	782
ENN Energy Holdings Ltd.
3.25%, 10/23/19	1,815	1,810
6.00%, 05/13/21 (b)	440	460
Exelon Generation Co. LLC
5.20%, 10/01/19	287	291
2.95%, 01/15/20	3,180	3,157
FirstEnergy Corp.
2.85%, 07/15/22 (d)	2,300	2,243
Mississippi Power Co.
3.47%, (3M USD LIBOR + 0.65%), 03/27/20 (a)	1,140	1,140
NextEra Energy Capital Holdings Inc.
2.30%, 04/01/19	1,265	1,263
3.26%, (3M USD LIBOR + 0.55%), 08/28/21 (a)	3,035	2,997
PNM Resources Inc.
3.25%, 03/09/21	2,375	2,350
San Diego Gas & Electric Co.
1.91%, 02/01/22	800	783
Sempra Energy
1.63%, 10/07/19	775	765
2.94%, (3M USD LIBOR + 0.50%), 01/15/21 (a)	2,545	2,503
Southern Co.
1.85%, 07/01/19	4,065	4,046
2.35%, 07/01/21	875	849
State Grid Overseas Investment Ltd.
2.25%, 05/04/20 (b)	5,995	5,916
		35,765
Total Corporate Bonds And Notes (cost $828,078)		821,490
GOVERNMENT AND AGENCY OBLIGATIONS 26.1%
Collateralized Mortgage Obligations 1.9%
Federal Home Loan Mortgage Corp.
Series 2017-M1-HQA2, 3.31%, (1M USD LIBOR + 0.80%), 12/26/29 (a)	711	710
Series 2017-M1-HQA3, 3.06%, (1M USD LIBOR + 0.55%), 04/25/30 (a)	357	357
Series F3-317, 2.98%, (1M USD LIBOR + 0.52%), 11/15/43 (a)	2,744	2,756
Series 2018-M1-SPI3, 4.17%, 08/25/48 (a) (b)	972	976
Series 2017-M1-DNA1, REMIC, 3.71%, (1M USD LIBOR + 1.20%), 03/25/21 (a)	1,041	1,045
Series 2017-M1-HQA1, REMIC, 3.71%, (1M USD LIBOR + 1.20%), 08/27/29 (a)	1,734	1,739
Series 2017-M1-DNA2, REMIC, 3.71%, (1M USD LIBOR + 1.20%), 10/25/29 (a)	3,582	3,598
Series 2018-M1-DNA2, REMIC, 3.31%, (1M USD LIBOR + 0.80%), 12/26/30 (a) (b)	4,960	4,956
Series PA-3713, REMIC, 2.00%, 02/15/40	2,428	2,377
Series 2017-M1-SC02, REMIC, 3.86%, 05/25/47 (a) (b)	624	618
Series 2017-M1-SPI1, REMIC, 3.98%, 09/25/47 (a) (b)	262	262
Series 2018-M1-SPI2, REMIC, 3.82%, 05/25/48 (a) (b)	995	989
Series 2018-M1-DNA3, REMIC, 3.26%, (1M USD LIBOR + 0.75%), 09/25/48 (a) (b)	1,840	1,837
Federal National Mortgage Association
Series 2009-AL-70, REMIC, 5.00%, 08/25/19	8	8
Series 2018-1M1-C03, REMIC, 3.19%, (1M USD LIBOR + 0.68%), 10/25/30 (a)	2,653	2,649
Series 2018-PC-44, REMIC, 4.00%, 06/25/44	3,745	3,849
Series 2016-FA-85, REMIC, 3.01%, (1M USD LIBOR + 0.50%), 11/25/46 (a)	2,786	2,800
Series 2016-FG-85, REMIC, 3.01%, (1M USD LIBOR + 0.50%), 11/25/46 (a)	1,601	1,610
		33,136
Commercial Mortgage-Backed Securities 0.1%
Federal Home Loan Mortgage Corp.
Series A1-K715, REMIC, 2.06%, 03/25/20	1,478	1,469
Mortgage-Backed Securities 5.0%
Federal Home Loan Mortgage Corp.
5.50%, 10/01/19 - 07/01/20	19	20
	Shares/Par[1]	Value ($)
4.50%, 08/01/20	1	1
5.00%, 12/01/23	372	383
4.50%, (12M USD LIBOR + 1.75%), 09/01/33 (a)	8	9
4.52%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.22%), 09/01/33 (a)	40	42
6.00%, 09/01/34 - 01/01/38	824	916
4.52%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.11%), 10/01/34 (a)	20	21
4.70%, (12M USD LIBOR + 1.90%), 11/01/34 (a)	5	5
4.74%, (12M USD LIBOR + 1.89%), 11/01/34 (a)	12	13
4.75%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.25%), 11/01/34 (a)	30	32
4.77%, (12M USD LIBOR + 1.90%), 11/01/34 (a)	12	12
3.44%, (12M USD LIBOR + 1.68%), 01/01/35 (a)	12	13
3.51%, (12M USD LIBOR + 1.62%), 02/01/35 (a)	14	15
3.53%, (12M USD LIBOR + 1.63%), 02/01/35 (a)	17	18
3.55%, (12M USD LIBOR + 1.63%), 02/01/35 (a)	5	5
3.55%, (12M USD LIBOR + 1.68%), 02/01/35 (a)	15	16
3.70%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.11%), 02/01/35 (a)	23	24
3.74%, (12M USD LIBOR + 1.90%), 02/01/35 (a)	17	18
4.00%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.25%), 02/01/35 (a)	28	30
4.43%, (12M USD LIBOR + 1.75%), 06/01/35 (a)	167	175
4.74%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.37%), 09/01/35 (a)	319	337
4.42%, (12M USD LIBOR + 1.72%), 10/01/35 (a)	77	81
4.60%, (12M USD LIBOR + 1.73%), 11/01/35 (a)	76	79
3.63%, (12M USD LIBOR + 1.62%), 03/01/36 (a)	77	80
Federal National Mortgage Association
4.50%, 06/01/19 - 09/01/48	12,052	12,509
5.00%, 07/01/19 - 09/01/48	9,389	9,882
6.50%, 07/01/32 - 12/01/32	413	462
3.73%, (12M USD LIBOR + 1.62%), 03/01/33 (a)	1	1
3.95%, (6M USD LIBOR + 1.41%), 06/01/33 (a)	12	13
4.13%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.22%), 06/01/33 (a)	171	178
4.23%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.20%), 07/01/33 (a)	9	10
4.32%, (6M USD LIBOR + 1.82%), 12/01/33 (a)	1	1
4.41%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.22%), 12/01/33 (a)	104	109
4.30%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.30%), 04/01/34 (a)	3	3
4.45%, (12M USD LIBOR + 1.62%), 10/01/34 (a)	7	7
4.38%, (12M USD LIBOR + 1.50%), 11/01/34 (a)	3	3
4.49%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.36%), 11/01/34 (a)	181	189
4.57%, (12M USD LIBOR + 1.67%), 11/01/34 (a)	44	46
3.90%, (12M USD LIBOR + 1.64%), 12/01/34 (a)	18	19
3.49%, (12M USD LIBOR + 1.55%), 01/01/35 (a)	18	19
3.50%, (12M USD LIBOR + 1.63%), 01/01/35 (a)	28	29
3.56%, (12M USD LIBOR + 1.57%), 01/01/35 (a)	32	34
3.72%, (12M USD LIBOR + 1.62%), 01/01/35 (a)	7	8
3.47%, (12M USD LIBOR + 1.64%), 02/01/35 (a)	14	15
3.94%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.20%), 02/01/35 (a)	52	54
3.46%, (12M USD LIBOR + 1.38%), 03/01/35 (a)	15	15
3.49%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 1.82%), 04/01/35 (a)	136	142
4.05%, (12M USD LIBOR + 1.81%), 04/01/35 (a)	42	44
4.36%, (12M USD LIBOR + 1.99%), 04/01/35 (a)	149	157
3.54%, (12M USD LIBOR + 1.40%), 05/01/35 (a)	60	62
3.89%, (12M USD LIBOR + 1.63%), 05/01/35 (a)	22	23
3.90%, (12M USD LIBOR + 1.43%), 05/01/35 (a)	170	177

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

254

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
4.39%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.30%), 06/01/35 (a)	163	170
4.43%, (12M USD LIBOR + 1.69%), 06/01/35 (a)	115	120
4.46%, (12M USD LIBOR + 1.84%), 07/01/35 (a)	106	111
3.89%, (6M USD LIBOR + 1.39%), 08/01/35 (a)	335	346
4.25%, (12M USD LIBOR + 1.60%), 08/01/35 (a)	121	126
4.26%, (12M USD LIBOR + 1.48%), 11/01/35 (a)	240	249
4.65%, (12M USD LIBOR + 1.69%), 11/01/35 (a)	137	143
3.76%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.05%), 02/01/36 (a)	257	269
3.85%, (12M USD LIBOR + 1.69%), 02/01/36 (a)	134	140
3.52%, (12M USD LIBOR + 1.64%), 03/01/36 (a)	75	79
3.82%, (12M USD LIBOR + 1.74%), 03/01/36 (a)	177	186
6.00%, 03/01/34 - 10/01/40	1,657	1,839
5.50%, 01/01/24 - 12/01/39	7,854	8,426
3.00%, 03/01/30 - 11/25/47	4,146	4,136
3.50%, 11/01/26 - 02/01/48	8,264	8,331
4.00%, 06/01/33 - 07/01/48	5,496	5,630
Government National Mortgage Association
5.50%, 07/15/20 - 03/20/48	1,597	1,687
5.00%, 12/20/34 - 08/20/48	16,371	17,075
6.00%, 07/15/36	1,046	1,166
4.50%, 09/20/40	685	719
3.50%, 03/20/43 - 02/20/48	4,635	4,683
4.00%, 02/20/48 - 10/20/48	2,512	2,575
		84,762
Municipal 0.2%
Florida State Board of Administration Finance Corp.
2.16%, 07/01/19	3,650	3,639
Treasury Inflation Indexed Securities 0.4%
U.S. Treasury Inflation Indexed Note
0.63%, 04/15/23 (f)	7,651	7,530
U.S. Government Agency Obligations 6.7%
Federal Home Loan Bank
2.63%, 05/28/20 (g)	11,315	11,328
Federal Home Loan Mortgage Corp.
1.63%, 09/29/20 (g)	33,260	32,716
Federal National Mortgage Association
1.50%, 02/28/20 - 07/30/20 (g)	45,000	44,326
1.25%, 08/17/21 (g)	26,125	25,310
		113,680
U.S. Treasury Securities 11.8%
U.S. Treasury Note
2.75%, 09/30/20	37,700	37,841
1.63%, 11/30/20	24,600	24,196
1.38%, 05/31/21 (h)	30,980	30,181
2.88%, 10/31/20 - 10/15/21	87,000	87,672
2.63%, 12/15/21	20,030	20,124
		200,014
Total Government And Agency Obligations (cost $446,084)		444,230
SHORT TERM INVESTMENTS 1.6%
Commercial Paper 0.1%
AT&T Inc.
2.90%, 05/28/19 (b) (i)	2,290	2,259
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (j) (k)	7,358	7,358
T. Rowe Price Government Reserve Fund, 2.40% (j) (k)	2,087	2,087
		9,445
Securities Lending Collateral 0.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (j) (k)	15,567	15,567
Total Short Term Investments (cost $27,275)		27,271
Total Investments 100.4% (cost $1,720,284)		1,708,931
Other Derivative Instruments 0.0%		232
Other Assets and Liabilities, Net (0.4)%		(7,872)
Total Net Assets 100.0%		1,701,291
	Shares/Par[1]	Value ($)

(a)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $474,262 and 27.9%, respectively.

(c)  All or portion of the security was on loan.

(d)  The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(e)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(f)  Treasury inflation indexed note, par amount is adjusted for inflation.

(g)   The security is a direct debt of the agency and not collateralized by mortgages.

(h)   All or a portion of the security is pledged or segregated as collateral.

(i)   The coupon rate represents the yield to maturity.

(j)   Investment in affiliate.

(k)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/T. Rowe Price Value Fund
COMMON STOCKS 98.2%
Communication Services 6.2%
AT&T Inc.	1,957	55,842
Comcast Corp. - Class A	912	31,047
Facebook Inc. - Class A (a)	268	35,092
Twenty-First Century Fox Inc. - Class B	785	37,488
Verizon Communications Inc.	1,533	86,186
		245,655
Consumer Discretionary 3.8%
Dollar Tree Inc. (a)	436	39,343
Las Vegas Sands Corp.	464	24,173
Magna International Inc.	480	21,818
McDonald's Corp.	241	42,827
MGM Resorts International	193	4,675
Ross Stores Inc.	215	17,853
		150,689
Consumer Staples 7.4%
ConAgra Brands Inc.	945	20,187
Kimberly-Clark Corp.	367	41,793
Kraft Heinz Foods Co.	180	7,743
Kroger Co.	558	15,333
Philip Morris International Inc.	668	44,589
Procter & Gamble Co.	276	25,333
Tyson Foods Inc. - Class A	2,136	114,089
Walmart Inc.	240	22,328
		291,395
Energy 7.1%
BP Plc - ADR	550	20,873
Cabot Oil & Gas Corp.	629	14,069
Chevron Corp.	33	3,590
Concho Resources Inc. (a)	225	23,130
ConocoPhillips Co.	264	16,435
EOG Resources Inc.	377	32,903
Occidental Petroleum Corp.	479	29,432
Total SA - ADR	1,518	79,226

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

255

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
TransCanada Corp.	1,743	62,210
		281,868
Financials 17.4%
American International Group Inc.	866	34,119
Ameriprise Financial Inc.	197	20,591
AXA Equitable Holdings Inc.	209	3,472
Bank of America Corp.	354	8,713
Charles Schwab Corp.	1,227	50,961
Chubb Ltd.	307	39,610
Fifth Third Bancorp	965	22,709
First Republic Bank	234	20,364
Intercontinental Exchange Inc.	590	44,429
JPMorgan Chase & Co.	962	93,940
Marsh & McLennan Cos. Inc.	464	37,014
Morgan Stanley	733	29,057
PNC Financial Services Group Inc.	627	73,292
Prudential Financial Inc.	208	16,962
Raymond James Financial Inc.	114	8,450
State Street Corp.	90	5,690
U.S. Bancorp	157	7,187
Wells Fargo & Co.	3,081	141,994
Willis Towers Watson Plc	208	31,555
		690,109
Health Care 20.7%
Agilent Technologies Inc.	243	16,413
Anthem Inc.	95	24,984
Becton Dickinson & Co.	233	52,489
Boston Scientific Corp. (a)	707	25,000
Celgene Corp. (a)	118	7,582
Cigna Corp.	261	49,500
Cooper Cos. Inc.	45	11,478
CVS Health Corp.	641	42,011
Danaher Corp.	512	52,764
Eli Lilly & Co.	155	17,890
Hologic Inc. (a)	264	10,836
Medtronic Plc	895	81,405
Merck & Co. Inc.	1,267	96,814
Perrigo Co. Plc	60	2,339
Pfizer Inc.	4,441	193,850
Stryker Corp.	214	33,513
Thermo Fisher Scientific Inc.	246	55,149
UnitedHealth Group Inc.	100	24,862
Zimmer Biomet Holdings Inc.	208	21,532
		820,411
Industrials 8.3%
Boeing Co.	253	81,681
Delta Air Lines Inc.	199	9,935
Fortive Corp.	122	8,263
General Electric Co.	5,428	41,090
Honeywell International Inc.	252	33,274
Illinois Tool Works Inc.	119	15,038
Kansas City Southern	187	17,859
Nielsen Holdings Plc	1,212	28,275
Northrop Grumman Systems Corp.	228	55,869
PACCAR Inc.	183	10,479
Republic Services Inc.	219	15,799
Roper Industries Inc.	48	12,870
		330,432
Information Technology 13.1%
Broadcom Inc.	31	7,928
Cisco Systems Inc.	2,243	97,170
Corning Inc.	1,720	51,948
Keysight Technologies Inc. (a)	580	36,002
Maxim Integrated Products Inc.	202	10,257
Micron Technology Inc. (a)	10	326
Microsoft Corp.	1,584	160,846
NXP Semiconductors NV	251	18,423
QUALCOMM Inc.	671	38,182
Synopsys Inc. (a)	350	29,491
TE Connectivity Ltd.	256	19,361
Texas Instruments Inc.	521	49,219
		519,153
	Shares/Par[1]	Value ($)
Materials 2.5%
Air Products & Chemicals Inc.	91	14,501
Ball Corp.	497	22,834
DowDuPont Inc.	807	43,187
International Paper Co.	474	19,139
		99,661
Real Estate 1.9%
Crown Castle International Corp.	240	26,125
ProLogis Inc.	346	20,335
Public Storage	42	8,501
Ventas Inc.	205	12,029
Weyerhaeuser Co.	449	9,817
		76,807
Utilities 9.8%
Duke Energy Corp.	666	57,502
Entergy Corp.	517	44,520
Evergy Inc.	546	30,987
NextEra Energy Inc.	509	88,423
NiSource Inc.	1,004	25,444
PG&E Corp. (a)	578	13,721
Sempra Energy	656	70,977
Southern Co.	1,290	56,668
		388,242
Total Common Stocks (cost $4,099,291)		3,894,422
PREFERRED STOCKS 1.2%
Health Care 0.2%
Becton Dickinson & Co. - Series A, 6.13%, 05/01/20 (b)	163	9,375
Industrials 0.2%
Fortive Corp. - Series A, 5.00%, 07/01/21 (b)	7	6,519
Utilities 0.8%
NextEra Energy Inc., 6.12%, 09/01/19 (b)	317	18,279
Sempra Energy, 6.75%, 07/15/21 (b)	48	4,680
Sempra Energy, 6.00%, 01/15/21 (b)	95	9,066
		32,025
Total Preferred Stocks (cost $45,447)		47,919
SHORT TERM INVESTMENTS 0.8%
Investment Companies 0.8%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	3,360	3,360
T. Rowe Price Government Reserve Fund, 2.40% (c) (d)	28,246	28,246
Total Short Term Investments (cost $31,606)		31,606
Total Investments 100.2% (cost $4,176,344)		3,973,947
Other Assets and Liabilities, Net (0.2)%		(8,383)
Total Net Assets 100.0%		3,965,564

(a)  Non-income producing security.

(b)  Convertible security.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/WMC Balanced Fund
COMMON STOCKS 64.4%
Communication Services 6.0%
Alphabet Inc. - Class A (a)	124	129,042
AT&T Inc.	1,133	32,324
Comcast Corp. - Class A	3,347	113,976
Verizon Communications Inc.	3,021	169,813
		445,155
Consumer Discretionary 3.2%
Alibaba Group Holding Ltd. - ADS (a)	98	13,484
Autoliv Inc. (b)	253	17,742
Expedia Group Inc.	278	31,347
Hilton Worldwide Holdings Inc.	659	47,342
Home Depot Inc.	260	44,670
Lowe's Cos. Inc.	491	45,373
TJX Cos. Inc.	897	40,141
		240,099

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

256

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Consumer Staples 3.4%
Coca-Cola Co.	963	45,605
PepsiCo Inc.	622	68,747
Philip Morris International Inc.	508	33,889
Procter & Gamble Co.	199	18,244
Sysco Corp.	690	43,230
Walmart Inc.	409	38,068
		247,783
Energy 5.6%
BP Plc - ADR (b)	546	20,715
Chevron Corp.	1,151	125,205
ConocoPhillips Co.	700	43,629
EnCana Corp. (b)	2,386	13,789
Exxon Mobil Corp.	1,068	72,841
Halliburton Co.	1,318	35,038
Hess Corp.	1,324	53,617
Suncor Energy Inc.	1,891	52,897
		417,731
Financials 13.3%
American International Group Inc.	1,025	40,396
Bank of America Corp.	6,429	158,403
Bank of Nova Scotia	629	31,362
BlackRock Inc.	107	42,080
Chubb Ltd.	796	102,775
Citigroup Inc.	905	47,125
Intercontinental Exchange Inc.	830	62,529
JPMorgan Chase & Co.	1,687	164,683
Marsh & McLennan Cos. Inc.	544	43,361
MetLife Inc.	703	28,852
Northern Trust Corp.	605	50,554
PNC Financial Services Group Inc.	693	81,040
Principal Financial Group Inc. (b)	995	43,957
Prudential Financial Inc.	1,127	91,937
		989,054
Health Care 10.5%
Abbott Laboratories	584	42,267
Agilent Technologies Inc.	589	39,725
AstraZeneca Plc - ADR	1,911	72,576
Bristol-Myers Squibb Co.	1,941	100,871
CVS Health Corp.	861	56,390
Eli Lilly & Co.	526	60,903
Medtronic Plc	936	85,157
Merck & Co. Inc.	1,038	79,334
Novartis AG - ADR	303	25,999
Pfizer Inc.	2,545	111,091
UnitedHealth Group Inc.	279	69,596
Universal Health Services Inc. - Class B	297	34,625
		778,534
Industrials 5.2%
Deere & Co.	387	57,770
Eaton Corp. Plc	404	27,744
General Dynamics Corp.	334	52,471
Johnson Controls International Plc	1,452	43,062
Lockheed Martin Corp.	132	34,589
Union Pacific Corp.	442	61,045
United Parcel Service Inc. - Class B	502	48,924
United Technologies Corp.	543	57,818
		383,423
Information Technology 8.5%
Accenture Plc - Class A	164	23,084
Apple Inc.	303	47,829
Cisco Systems Inc.	1,504	65,165
DXC Technology Co.	606	32,238
HP Inc.	2,261	46,266
Intel Corp.	1,556	73,031
International Business Machines Corp.	217	24,706
KLA-Tencor Corp.	440	39,406
Microsoft Corp.	2,010	204,167
Motorola Solutions Inc.	460	52,928
QUALCOMM Inc.	248	14,139
Texas Instruments Inc.	110	10,394
		633,353
	Shares/Par[1]	Value ($)
Materials 2.9%
Ball Corp.	410	18,837
DowDuPont Inc.	1,018	54,451
FMC Corp.	477	35,259
International Paper Co.	1,298	52,386
PPG Industries Inc.	511	52,204
		213,137
Real Estate 2.0%
American Tower Corp.	360	56,866
Corporate Office Properties Trust	1,410	29,648
Simon Property Group Inc.	351	59,039
		145,553
Utilities 3.8%
Dominion Energy Inc.	1,019	72,843
Edison International	812	46,074
Exelon Corp.	1,147	51,725
Sempra Energy	666	72,056
UGI Corp.	779	41,567
		284,265
Total Common Stocks (cost $4,439,122)		4,778,087
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 5.5%
AASET Trust
Series 2018-A-2A, 4.45%, 11/16/25 (c) (d)	4,792	4,838
ALM VI Ltd.
Series 2012-A2R3-6A, 3.84%, (3M USD LIBOR + 1.40%), 07/15/26 (d) (e)	6,600	6,451
AmeriCredit Automobile Receivables Trust
Series 2017-A2A-2, 1.65%, 09/18/20	194	194
Angel Oak Mortgage Trust LLC
Series 2018-A1-3, REMIC, 3.65%, 09/25/22 (d) (e)	7,756	7,783
Angel Oak Mortgage Trust LLC
Series 2017-A1-3, 2.71%, 11/25/21 (d) (e)	1,089	1,075
Apidos CLO XXII
Series 2015-A2A-22A, 4.52%, (3M USD LIBOR + 2.05%), 10/20/27 (d) (e)	5,150	5,111
Ares XXIX CLO Ltd.
Series 2014-A1R-1A, 3.64%, (3M USD LIBOR + 1.19%), 04/17/26 (d) (e)	1,298	1,295
ARI Fleet Lease Trust
Series 2018-A2-B, 3.22%, 10/15/21 (d)	2,570	2,579
Series 2017-A2-A, 1.91%, 04/15/26 (d)	557	553
Series 2018-A2-A, 2.55%, 10/15/26 (d)	2,310	2,300
Atlas Senior Loan Fund IV Ltd.
Series 2017-A-8A, 3.74%, (3M USD LIBOR + 1.30%), 01/16/30 (d) (e)	7,830	7,781
Atlas Senior Loan Fund X Ltd.
Series 2018-A-10A, 3.53%, (3M USD LIBOR + 1.09%), 01/15/31 (d) (e)	1,380	1,363
Avery Point IV CLO Ltd.
Series 2014-AR-1A, 3.59%, (3M USD LIBOR + 1.10%), 04/27/26 (d) (e)	1,332	1,328
Series 2014-BR-1A, 4.09%, (3M USD LIBOR + 1.60%), 04/27/26 (d) (e)	4,930	4,923
BAMLL Commercial Mortgage Securities Trust
Series 2018-A-PARK, 4.09%, 08/10/28 (d)	3,210	3,336
Banc of America Commercial Mortgage Trust
Series 2015-A4-UBS7, REMIC, 3.71%, 09/17/25	1,145	1,157
Bayview Koitere Fund Trust
Series 2017-A-RT4, 3.50%, 07/28/57 (d) (e)	3,430	3,422
Series 2017-A-SPL3, REMIC, 4.00%, 11/28/53 (d) (e)	1,589	1,604
Bayview Opportunity Master Fund IVA Trust
Series 2017-A-SPL5, 3.50%, 06/28/57 (d) (e)	2,255	2,250
Series 2017-A-SPL1, REMIC, 4.00%, 10/28/64 (d) (e)	2,101	2,120
Bayview Opportunity Master Fund IVB Trust
Series 2017-A-SPL4, 3.50%, 01/28/55 (d) (e)	1,635	1,630
BlueMountain CLO Ltd.
Series 2012-BR2-2A, 4.09%, (3M USD LIBOR + 1.45%), 11/20/28 (d) (e)	4,820	4,729
Series 2015-A1R-3A, 3.47%, (3M USD LIBOR + 1.00%), 04/21/31 (d) (e)	5,906	5,769
Canadian Pacer Auto Receivables Trust
Series 2018-A2A-2A, 3.00%, 07/19/20 (d)	1,558	1,559

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

257

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Series 2017-A3-1A, 2.05%, 03/19/21 (d)	1,970	1,956
Series 2018-A3-2A, 3.27%, 12/19/21 (d)	395	398
CD Commercial Mortgage Trust
Series 2017-A4-CD4, REMIC, 3.51%, 04/12/27	2,790	2,767
Cent CLO 24 Ltd.
Series 2015-A2R-24A, 4.09%, (3M USD LIBOR + 1.65%), 10/15/26 (d) (e)	2,185	2,170
Cent CLO Ltd.
Series 2018-A1-27A, 3.64%, (3M USD LIBOR + 1.15%), 10/25/28 (d) (e)	930	923
Chesapeake Funding II LLC
Series 2016-A2-1A, 3.61%, (1M USD LIBOR + 1.15%), 05/15/19 (d) (e)	507	508
Series 2016-A2-2A, 3.46%, (1M USD LIBOR + 1.00%), 09/15/19 (d) (e)	1,509	1,512
Series 2017-A1-2A, 1.99%, 10/15/20 (d)	2,685	2,658
Series 2017-A1-3A, 1.91%, 01/15/21 (d)	2,704	2,670
Series 2018-A1-2A, 3.23%, 12/15/21 (d)	3,475	3,480
Series 2017-A2-2A, 2.91%, (1M USD LIBOR + 0.45%), 07/15/29 (d) (e)	1,833	1,836
Chrysler Capital Auto Receivables Trust
Series 2016-C-AA, 3.25%, 06/15/22 (d)	795	796
CIFC Funding Ltd.
Series 2014-A1-2RA, 3.54%, (3M USD LIBOR + 1.05%), 04/24/30 (d) (e)	3,500	3,431
CNH Equipment Trust
Series 2015-A3-C, REMIC, 1.66%, 11/16/20	741	739
COLT Funding LLC
Series 2018-A1-1, REMIC, 2.93%, 02/25/48 (d) (e)	2,148	2,135
COLT Mortgage Loan Trust
Series 2018-A1-3, REMIC, 3.69%, 10/26/48 (d)	2,056	2,067
COMM Mortgage Trust
Series 2012-A4-CR2, REMIC, 3.15%, 08/15/45	885	880
Continental Airlines Inc. Pass-Through Trust
Series 2007-A-1, 5.98%, 10/19/23	192	200
Credit Suisse Mortgage Trust
Series 2017-A-LSTK, REMIC, 2.76%, 04/07/21 (d)	6,105	6,035
CSAIL Commercial Mortgage Trust
Series 2015-A4-C1, REMIC, 3.51%, 01/17/25	2,855	2,852
Series 2015-A4-C2, REMIC, 3.50%, 04/17/25	5,600	5,591
Series 2015-A4-C3, REMIC, 3.72%, 08/15/48	5,300	5,348
Deephaven Residential Mortgage Trust
Series 2018-A1-1A, 2.98%, 02/25/22 (d) (e)	2,107	2,077
Series 2017-A1-2A, REMIC, 2.45%, 10/25/22 (d) (e)	1,248	1,220
Series 2017-A1-1A, REMIC, 2.72%, 10/27/25 (d) (e)	445	437
Series 2017-A1-3A, REMIC, 2.58%, 10/25/47 (d) (e)	1,129	1,114
Enterprise Fleet Financing LLC
Series 2017-A2-1, 2.13%, 01/20/20 (d)	648	644
Series 2017-A2-2, 1.97%, 04/20/20 (d)	1,712	1,699
Series 2017-A2-3, 2.13%, 08/20/20 (d)	2,449	2,429
Series 2018-A2-1, 2.87%, 02/20/21 (d)	3,420	3,410
Series 2018-A2-3, 3.38%, 10/20/21 (d)	4,020	4,034
Finance of America Structured Securities Trust
Series 2017-A-HB1, 2.32%, 11/25/19 (d) (e) (f)	808	807
Series 2018-A-HB1, 3.38%, 09/25/20 (d) (e) (f)	3,743	3,734
First Investors Auto Owner Trust
Series 2017-A1-1A, 1.69%, 03/15/19 (d)	171	171
Series 2017-A1-2A, 1.86%, 10/15/21 (d)	360	359
Series 2017-A1-3A, 2.00%, 03/15/22 (d)	1,967	1,957
Series 2017-A2-3A, 2.41%, 12/15/22 (d)	1,680	1,668
First National Master Note Trust
Series 2018-A-1, 2.92%, (1M USD LIBOR + 0.46%), 10/15/21 (e)	7,680	7,680
Ford Credit Floorplan Master Owner Trust
Series 2014-B-2, 2.31%, 02/15/19	200	200
Series 2016-B-3, 1.75%, 07/15/19	2,210	2,194
Series 2013-A-2, 2.09%, 03/15/20 (d)	600	593
FREMF Mortgage Trust
Series 2013-B-K712, REMIC, 3.36%, 12/25/19 (d) (e)	1,145	1,144
	Shares/Par[1]	Value ($)
Series 2013-B-K713, REMIC, 3.15%, 04/25/20 (d) (e)	815	812
Series 2010-B-K7, REMIC, 5.50%, 04/25/20 (d) (e)	1,975	2,011
Series 2018-B-K733, REMIC, 4.08%, 09/25/25 (d) (e)	4,015	3,986
Galaxy XIX CLO Ltd.
Series 2015-A1R-19A, 3.71%, (3M USD LIBOR + 1.22%), 07/24/30 (d) (e)	5,125	5,089
Galaxy XXIII CLO Ltd.
Series 2017-A-23A, 3.77%, (3M USD LIBOR + 1.28%), 04/24/29 (d) (e)	1,540	1,529
GM Financial Consumer Automobile Receivables Trust
Series 2017-A2A-1A, 1.51%, 03/16/20 (d)	78	78
GreatAmerica Leasing Receivables Funding LLC
Series 2018-A3-1, 2.60%, 06/15/21 (d)	1,655	1,647
Series 2017-A4-1, 2.36%, 01/20/23 (d)	2,580	2,557
Series 2018-A4-1, 2.83%, 06/17/24 (d)	1,414	1,409
GS Mortgage Securities Trust
Series 2015-A3-GS1, REMIC, 3.73%, 11/10/48	4,000	4,026
Series 2016-A4-GS3, REMIC, 2.85%, 10/10/49	4,000	3,793
GTP Acquisition Partners I LLC
Series 2015-A-1, 2.35%, 06/15/20 (d)	1,145	1,127
Hyundai Auto Lease Securitization Trust
Series 2018-A2A-A, 2.55%, 08/17/20 (d)	6,506	6,491
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-A5-JP1, REMIC, 3.91%, 12/17/25	3,290	3,363
KKR CLO 16 Ltd.
Series A1-16, 3.96%, (3M USD LIBOR + 1.49%), 12/05/24 (d) (e)	3,690	3,690
Madison Park Funding XI Ltd.
Series 2013-AR-11A, 3.64%, (3M USD LIBOR + 1.16%), 07/23/29 (d) (e)	3,300	3,289
Madison Park Funding XII Ltd.
Series 2014-AR-12A, 3.73%, (3M USD LIBOR + 1.26%), 07/20/26 (d) (e)	1,332	1,330
Madison Park Funding XIII Ltd.
Series 2014-AR2-13A, 3.40%, (3M USD LIBOR + 0.95%), 04/19/30 (d) (e)	2,705	2,661
Madison Park Funding XVIII Ltd.
Series 2015-A1R-18A, 3.66%, (3M USD LIBOR + 1.19%), 10/21/30 (d) (e)	6,530	6,483
Madison Park Funding XXX Ltd.
Series 2018-A-30A, 3.19%, (3M USD LIBOR + 0.75%), 04/16/29 (d) (e)	11,320	11,040
Magnetite VII Ltd.
Series 2012-A1R2-7A, 3.24%, (3M USD LIBOR + 0.80%), 01/18/28 (d) (e)	9,265	9,122
Magnetite XVIII Ltd.
Series 2016-AR-18A, 3.70%, (3M USD LIBOR + 1.08%), 11/15/28 (d) (e)	5,671	5,600
Series 2016-BR-18A, 4.07%, (3M USD LIBOR + 1.50%), 11/15/28 (d) (e)	6,315	6,192
Master Credit Card Trust II
Series 2017-B-1A, 2.56%, 01/21/20 (d)	995	989
Series 2018-A-1A, 2.97%, (1M USD LIBOR + 0.49%), 01/23/23 (d) (e)	7,450	7,438
Mercedes-Benz Master Owner Trust
Series 2017-A-AA, 2.76%, (1M USD LIBOR + 0.30%), 05/15/19 (d) (e)	3,895	3,897
MetLife Securitization Trust
Series 2017-A-1A, REMIC, 3.00%, 04/25/55 (d) (e)	2,288	2,247
Mill City Mortgage Loan Trust
Series 2017-A1-3, 2.75%, 02/25/58 (d) (e)	2,594	2,540
Series 2016-A1-1, REMIC, 2.50%, 07/25/23 (d)	655	640
MMAF Equipment Finance LLC
Series 2017-A2-AA, 1.73%, 05/18/20 (d)	272	272
Series 2017-A3-B, 2.21%, 10/17/22 (d)	1,875	1,846
Series 2016-A5-AA, 2.21%, 12/15/32 (d)	1,865	1,816
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-A4-C20, REMIC, 3.25%, 12/17/24	5,000	4,931
Series 2015-A4-C22, REMIC, 3.31%, 04/17/25	8,000	7,908
Nationstar HECM Loan Trust
Series 2017-A1-2A, 2.04%, 09/25/19 (d) (e)	552	550

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

258

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Series 2018-A-1A, 2.76%, 02/25/20 (d) (e) (f)	1,177	1,174
New Residential Mortgage Loan Trust
Series 2017-A1-3A, REMIC, 4.00%, 04/25/57 (d) (e)	2,876	2,885
OBP Depositor LLC Trust
Series 2010-A-OBP, 4.65%, 07/15/20 (d)	495	502
Octagon Investment Partners XXX Ltd.
Series 2017-A1-1A, 3.79%, (3M USD LIBOR + 1.32%), 03/17/30 (d) (e)	2,025	2,009
OneMain Direct Auto Receivables Trust
Series 2017-A-2A, 2.31%, 12/14/21 (d)	3,025	3,007
Series 2018-A-1A, 3.43%, 12/16/24 (d)	6,585	6,590
OneMain Financial Issuance Trust
Series 2017-A1-1A, 2.37%, 04/14/21 (d)	1,461	1,441
Series 2016-A-2A, 4.10%, 03/20/28 (d)	423	424
Series 2016-A-1A, 3.66%, 02/20/29 (d)	1,220	1,223
SBA Tower Trust
Series 2015-C-1, 3.16%, 10/15/20 (d)	2,045	2,032
Series 2016-C-1, 2.88%, 07/15/21 (d)	2,130	2,091
Series 2017-C-1, 3.17%, 04/15/22 (d)	1,725	1,706
Series 2018-C-1, 3.45%, 03/15/23 (d)	2,595	2,541
Series 2014-C-1, 2.90%, 10/15/44 (d)	2,125	2,113
Securitized Term Auto Receivables Trust
Series 2016-A3-1A, 1.52%, 03/25/20 (d)	893	890
Series 2017-A3-1A, 1.89%, 08/25/20 (d)	1,676	1,668
Series 2017-A3-2A, 2.04%, 04/26/21 (d)	1,655	1,637
Series 2018-A3-2A, 3.33%, 10/25/21 (d)	10,650	10,733
Seneca Park CLO Ltd.
Series 2014-AR-1A, 3.57%, (3M USD LIBOR + 1.12%), 07/17/26 (d) (e)	1,015	1,012
SFAVE Commercial Mortgage Securities Trust
Series 2015-A2B-5AVE, REMIC, 4.14%, 01/08/35 (d)	3,560	3,249
Shackleton VIII CLO Ltd.
Series 2015-A1R-8A, 3.39%, 10/20/27 (d)	5,650	5,585
SoFi Consumer Loan Program Trust
Series 2018-A1-2, 2.93%, 06/25/20 (d)	2,531	2,526
Series 2018-A-4, 3.54%, 12/25/21 (d)	7,061	7,072
Sound Point CLO III Ltd.
Series 2013-A1-2RA, 3.39%, (3M USD LIBOR + 0.95%), 04/15/29 (d) (e)	5,400	5,301
Sound Point CLO XII Ltd.
Series 2016-A-2A, 4.13%, (3M USD LIBOR + 1.66%), 10/20/28 (d) (e)	2,605	2,605
Sound Point CLO XV Ltd.
Series 2017-A-1A, 3.87%, (3M USD LIBOR + 1.39%), 01/23/29 (d) (e)	1,300	1,297
Springleaf Funding Trust
Series 2015-A-AA, 3.16%, 05/15/19 (d)	633	632
Series 2016-A-AA, 2.90%, 03/15/20 (d)	2,320	2,306
Series 2015-A-BA, 3.48%, 07/15/21 (d)	1,160	1,156
SPS Servicer Advance Receivables Trust
Series 2018-AT1-T1, 3.62%, 10/15/20 (d) (f)	2,425	2,435
Symphony CLO XIV Ltd.
Series 2014-A2R-14A, 3.72%, (3M USD LIBOR + 1.28%), 07/14/26 (d) (e)	1,875	1,873
Thacher Park CLO Ltd.
Series 2014-AR-1A, 3.63%, (3M USD LIBOR + 1.16%), 10/20/26 (d) (e)	920	917
Towd Point Mortgage Trust
Series 2016-A1-3, REMIC, 2.25%, 08/25/55 (d) (e)	1,473	1,434
Series 2017-A1-1, REMIC, 2.75%, 07/25/23 (d) (e)	2,925	2,867
Series 2017-A1-4, REMIC, 2.75%, 02/25/25 (d) (e)	3,856	3,766
Series 2017-A1-2, REMIC, 2.75%, 04/25/57 (d) (e)	897	880
Series 2018-A1-1, REMIC, 3.00%, 01/25/58 (d) (e)	1,791	1,752
Trillium Credit Card Trust II
Series 2018-A-2A, 2.86%, (1M USD LIBOR + 0.35%), 09/28/20 (d) (e)	6,500	6,495
United Airlines Inc. Pass-Through Trust
Series 2018-B-1, 4.60%, 03/01/26	620	613
Vantage Data Centers LLC
Series 2018-A2-1A, 4.07%, 02/15/23 (d)	2,841	2,846
	Shares/Par[1]	Value ($)
Volvo Financial Equipment LLC
Series 2017-A3-1A, 1.92%, 02/18/20 (d)	1,555	1,545
Voya CLO Ltd.
Series 2014-AAR2-1A, 3.43%, (3M USD LIBOR + 0.99%), 04/18/31 (d) (e)	865	843
Wells Fargo Commercial Mortgage Trust
Series 2017-A5-C38, 3.45%, 07/15/50	5,400	5,297
Series 2015-A5-NXS1, REMIC, 3.15%, 04/17/25	1,885	1,850
Westlake Automobile Receivables Trust
Series 2018-A2A-1A, 2.24%, 07/15/19 (d)	4,577	4,565
Series 2018-A2A-3A, 2.98%, 01/18/22 (d)	4,620	4,619
Wheels SPV 2 LLC
Series 2016-A2-1A, 1.59%, 04/22/19 (d)	142	142
Series 2017-A2-1A, 1.88%, 03/20/20 (d)	1,476	1,465
Total Non-U.S. Government Agency Asset-Backed Securities (cost $414,303)		409,683
CORPORATE BONDS AND NOTES 12.8%
Communication Services 1.1%
21st Century Fox America Inc.
4.50%, 02/15/21	850	874
3.00%, 09/15/22	750	741
4.00%, 10/01/23	3,320	3,401
AT&T Inc.
4.45%, 04/01/24	3,220	3,267
3.95%, 01/15/25	160	157
4.13%, 02/17/26	3,300	3,228
British Sky Broadcasting Group Plc
2.63%, 09/16/19 (d)	1,785	1,780
3.75%, 09/16/24 (d)	4,090	4,075
Charter Communications Operating LLC
5.38%, 05/01/47	795	719
Comcast Corp.
3.95%, 10/15/25	4,345	4,392
5.65%, 06/15/35	165	183
4.40%, 08/15/35	2,325	2,296
6.50%, 11/15/35	165	197
4.60%, 10/15/38	2,225	2,249
3.97%, 11/01/47	237	214
4.00%, 11/01/49	285	257
Cox Communications Inc.
3.25%, 12/15/22 (d)	1,950	1,914
4.80%, 02/01/35 (d)	2,695	2,455
6.45%, 12/01/36 (d)	215	226
4.60%, 08/15/47 (d)	400	356
France Telecom SA
9.00%, 03/01/31 (c)	2,700	3,741
Sprint Spectrum Co. LLC
4.74%, 03/20/25 (d)	8,560	8,399
Tencent Holdings Ltd.
3.60%, 01/19/28 (d)	6,030	5,657
Time Warner Cable Inc.
8.75%, 02/14/19	50	50
8.25%, 04/01/19	695	703
6.55%, 05/01/37	435	446
7.30%, 07/01/38	285	312
6.75%, 06/15/39	285	290
Time Warner Entertainment Co. LP
8.38%, 03/15/23	195	223
Time Warner Inc.
4.75%, 03/29/21	450	461
3.60%, 07/15/25	8,175	7,765
Verizon Communications Inc.
2.95%, 03/15/22	875	864
4.81%, 03/15/39	374	368
4.75%, 11/01/41	265	258
4.86%, 08/21/46	692	681
4.52%, 09/15/48	8,805	8,227
4.67%, 03/15/55	1,650	1,523
Viacom Inc.
4.25%, 09/01/23	7,650	7,657
		80,606
Consumer Discretionary 0.2%
Alibaba Group Holding Ltd.
2.50%, 11/28/19	2,305	2,294

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

259

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
3.60%, 11/28/24	2,195	2,156
3.40%, 12/06/27 (b)	5,245	4,862
Amazon.com Inc.
2.50%, 11/29/22	1,265	1,234
4.80%, 12/05/34	1,000	1,082
4.95%, 12/05/44	815	904
4.25%, 08/22/57	2,205	2,177
		14,709
Consumer Staples 0.6%
Altria Group Inc.
4.75%, 05/05/21	548	560
4.50%, 05/02/43	745	620
Anheuser-Busch InBev Worldwide Inc.
6.88%, 11/15/19 (g)	680	701
3.75%, 01/15/22	750	750
2.50%, 07/15/22	731	698
3.50%, 01/12/24	5,425	5,274
3.65%, 02/01/26 (d)	3,000	2,830
4.38%, 04/15/38	1,050	938
4.95%, 01/15/42	200	187
3.75%, 07/15/42	820	647
BAT Capital Corp.
3.56%, 08/15/27	15,925	14,141
Conagra Brands Inc.
4.60%, 11/01/25	1,760	1,776
5.30%, 11/01/38	1,285	1,217
Kraft Heinz Foods Co.
4.00%, 06/15/23	1,365	1,359
3.00%, 06/01/26	1,595	1,423
4.38%, 06/01/46	6,970	5,800
Kroger Co.
3.30%, 01/15/21	745	744
3.85%, 08/01/23	1,830	1,827
4.00%, 02/01/24	1,775	1,779
Philip Morris International Inc.
4.88%, 11/15/43	430	421
Sigma Alimentos SA de CV
4.13%, 05/02/26 (d)	2,985	2,799
		46,491
Energy 1.0%
Anadarko Petroleum Corp.
4.85%, 03/15/21	2,568	2,621
BG Energy Capital Plc
4.00%, 10/15/21 (d)	1,850	1,878
BP Capital Markets America Inc.
3.25%, 05/06/22	1,000	997
BP Capital Markets Plc
2.50%, 11/06/22	600	580
3.99%, 09/26/23	195	199
Energy Transfer Partners LP
7.60%, 02/01/24 (b)	1,030	1,140
4.05%, 03/15/25	6,000	5,687
EOG Resources Inc.
5.63%, 06/01/19	190	192
EQT Midstream Partners LP
4.75%, 07/15/23	8,955	8,915
Kinder Morgan Energy Partners LP
5.30%, 09/15/20	1,675	1,721
4.30%, 05/01/24	682	683
Marathon Oil Corp.
2.70%, 06/01/20	1,740	1,713
Petroleos Mexicanos
5.50%, 01/21/21	11,975	11,955
5.38%, 03/13/22	640	630
6.75%, 09/21/47	4,450	3,680
6.35%, 02/12/48	3,030	2,423
Phillips 66 Partners LP
3.61%, 02/15/25	3,540	3,361
Pioneer Natural Resources Co.
7.50%, 01/15/20	4,977	5,179
Regency Energy Partners LP
5.88%, 03/01/22	1,026	1,070
Schlumberger Holdings Corp.
3.00%, 12/21/20 (d)	1,645	1,631
	Shares/Par[1]	Value ($)
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20 (d)	6,270	6,208
Sinopec Group Overseas Development 2017 Ltd.
3.00%, 04/12/22 (d)	4,275	4,207
Statoil ASA
2.90%, 11/08/20	1,945	1,941
3.70%, 03/01/24	50	51
Sunoco Logistics Partners Operations LP
4.40%, 04/01/21 (b)	910	918
3.90%, 07/15/26	1,095	1,009
TransCanada PipeLines Ltd.
3.80%, 10/01/20	975	981
Western Gas Partners LP
4.00%, 07/01/22	4,950	4,903
		76,473
Financials 5.1%
ACE Capital Trust II
9.70%, 04/01/30	525	703
American Water Capital Corp.
2.95%, 09/01/27	1,845	1,743
Ameriprise Financial Inc.
5.30%, 03/15/20	170	174
AXA SA
8.60%, 12/15/30	425	526
Banco Santander SA
3.13%, 02/23/23	3,600	3,404
3.85%, 04/12/23	3,000	2,914
Bank of America Corp.
2.60%, 01/15/19	112	112
2.63%, 10/19/20	2,000	1,977
3.00%, 12/20/23	820	796
4.13%, 01/22/24	5,325	5,385
4.20%, 08/26/24	4,600	4,561
3.59%, 07/21/28	5,315	5,055
5.88%, 02/07/42	300	348
5.00%, 01/21/44	500	516
Bank of New York Mellon Corp.
5.45%, 05/15/19	500	505
2.15%, 02/24/20	2,920	2,894
Banque Federative du Credit Mutuel SA
2.75%, 10/15/20 (d)	4,850	4,792
Barclays Plc
3.20%, 08/10/21	5,435	5,284
BAT International Finance Plc
3.25%, 06/07/22 (d)	1,945	1,875
Bayer US Finance II LLC
4.25%, 12/15/25 (d)	4,585	4,477
BB&T Corp.
3.20%, 09/03/21	6,165	6,175
Berkshire Hathaway Inc.
2.75%, 03/15/23	2,690	2,641
BNP Paribas SA
2.95%, 05/23/22 (d)	740	712
3.38%, 01/09/25 (d)	3,180	2,989
3.50%, 11/16/27 (d)	6,900	6,334
BPCE SA
5.70%, 10/22/23 (d)	10,150	10,521
5.15%, 07/21/24 (d)	5,670	5,660
3.50%, 10/23/27 (d)	6,370	5,840
Capital One Financial Corp.
3.75%, 04/24/24	2,000	1,944
4.20%, 10/29/25	1,245	1,194
Capital One NA
2.25%, 09/13/21 (b)	1,500	1,444
Citigroup Inc.
2.50%, 07/29/19	1,155	1,152
4.50%, 01/14/22	605	618
4.13%, 07/25/28	4,855	4,554
3.52%, 10/27/28	5,650	5,268
8.13%, 07/15/39	65	90
5.88%, 01/30/42	165	188
5.30%, 05/06/44	814	815
Citizens Bank NA
2.55%, 05/13/21	3,175	3,106

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

260

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Compass Bank
2.75%, 09/29/19	700	696
Credit Agricole SA
3.75%, 04/24/23 (d)	1,955	1,913
3.25%, 10/04/24 (d)	3,020	2,824
4.38%, 03/17/25 (d)	5,055	4,909
Credit Suisse AG
2.30%, 05/28/19	795	793
3.00%, 10/29/21	1,070	1,055
3.63%, 09/09/24	325	318
Credit Suisse Group AG
3.57%, 01/09/23 (d)	1,925	1,877
4.02%, (3M USD LIBOR + 1.24%), 06/12/24 (d) (e)	4,500	4,433
3.87%, 01/12/29 (d)	1,330	1,238
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	4,785	4,751
3.75%, 03/26/25	2,690	2,566
Daimler Finance North America LLC
2.25%, 07/31/19 (d)	1,790	1,782
2.20%, 05/05/20 (d)	3,960	3,898
2.30%, 02/12/21 (d)	4,445	4,338
3.88%, 09/15/21 (d)	231	233
Danske Bank A/S
3.88%, 09/12/23 (d)	2,910	2,802
Deutsche Bank AG
2.70%, 07/13/20	6,165	5,984
3.15%, 01/22/21	3,595	3,468
4.25%, 10/14/21	4,400	4,334
Discover Bank
3.10%, 06/04/20	4,700	4,666
4.20%, 08/08/23	3,550	3,548
Emera US Finance LP
2.70%, 06/15/21	695	677
ERAC USA Finance LLC
2.35%, 10/15/19 (d)	2,880	2,864
4.50%, 08/16/21 (d)	620	633
3.30%, 10/15/22 (d)	1,045	1,024
5.63%, 03/15/42 (d)	1,200	1,280
Fifth Third Bank
2.88%, 10/01/21	1,800	1,779
Ford Motor Credit Co. LLC
3.10%, 05/04/23	7,425	6,725
GE Capital International Funding Co.
4.42%, 11/15/35	500	420
General Electric Capital Corp.
5.55%, 05/04/20	473	481
General Motors Financial Co. Inc.
3.70%, 05/09/23	5,900	5,646
3.95%, 04/13/24	3,790	3,589
Goldman Sachs Group Inc.
6.00%, 06/15/20	205	212
5.25%, 07/27/21	1,000	1,037
5.75%, 01/24/22	2,445	2,558
2.88%, 10/31/22	4,765	4,625
3.63%, 01/22/23	6,875	6,773
3.81%, 04/23/29	2,580	2,401
6.25%, 02/01/41	940	1,071
4.80%, 07/08/44	1,080	1,029
HSBC Bank Plc
4.13%, 08/12/20 (d)	900	909
HSBC Bank USA NA
5.88%, 11/01/34	250	279
HSBC Holdings Plc
3.40%, 03/08/21	3,150	3,141
4.00%, 03/30/22	870	881
3.60%, 05/25/23	2,580	2,555
4.04%, 03/13/28 (e)	1,695	1,622
4.58%, 06/19/29 (h)	4,185	4,158
Huntington National Bank
2.20%, 04/01/19	915	913
2.40%, 04/01/20	2,150	2,129
Imperial Tobacco Finance Plc
3.75%, 07/21/22 (d)	8,285	8,169
	Shares/Par[1]	Value ($)
ING Groep NV
3.15%, 03/29/22	880	864
3.95%, 03/29/27	2,860	2,728
JPMorgan Chase & Co.
6.30%, 04/23/19	475	480
4.50%, 01/24/22	825	849
3.25%, 09/23/22	1,000	992
3.38%, 05/01/23	1,060	1,040
4.45%, 12/05/29	8,085	8,214
6.40%, 05/15/38	425	518
5.40%, 01/06/42	540	595
LeasePlan Corp. NV
2.88%, 01/22/19 (d)	3,320	3,319
Liberty Mutual Group Inc.
4.25%, 06/15/23 (d)	585	589
Liberty Mutual Insurance Co.
7.88%, 10/15/26 (d)	475	584
Macquarie Bank Ltd.
2.40%, 01/21/20 (d)	660	655
Macquarie Group Ltd.
4.15%, 03/27/24 (b) (d)	8,100	8,059
MetLife Inc.
4.13%, 08/13/42	265	250
Metropolitan Life Global Funding I
2.65%, 04/08/22 (d)	3,185	3,111
Morgan Stanley
2.50%, 01/24/19	1,000	1,000
3.70%, 10/23/24	7,950	7,814
3.13%, 07/27/26	2,430	2,243
3.63%, 01/20/27	3,400	3,233
3.77%, 01/24/29	2,240	2,145
National Australia Bank Ltd.
2.40%, 12/07/21 (d)	9,400	9,257
National Rural Utilities Cooperative Finance Corp.
3.05%, 02/15/22	445	443
NBK SPC Ltd.
2.75%, 05/30/22 (b) (d)	13,365	12,855
PNC Bank NA
3.30%, 10/30/24	835	828
PNC Financial Services Group Inc.
3.90%, 04/29/24	830	823
Santander Holdings USA Inc.
2.65%, 04/17/20	1,930	1,901
3.70%, 03/28/22	5,670	5,588
3.40%, 01/18/23	7,435	7,113
Santander UK Plc
2.50%, 03/14/19	3,160	3,155
Societe Generale SA
3.25%, 01/12/22 (d)	4,215	4,117
SunTrust Bank
3.30%, 05/15/26	1,785	1,695
Synchrony Bank
3.65%, 05/24/21	3,650	3,569
Teachers Insurance & Annuity Association of America
4.90%, 09/15/44 (d)	685	715
Trinity Acquisition Plc
4.40%, 03/15/26	4,145	4,101
U.S. Bancorp
3.70%, 01/30/24	900	913
UBS AG
2.20%, 06/08/20 (d)	5,025	4,944
UBS Group AG
2.95%, 09/24/20 (d)	2,840	2,806
3.00%, 04/15/21 (d)	3,500	3,461
Volkswagen Group of America Finance LLC
2.45%, 11/20/19 (d)	775	769
WEA Finance LLC
2.70%, 09/17/19 (d)	990	987
3.25%, 10/05/20 (d)	2,400	2,394
4.13%, 09/20/28 (d)	7,285	7,284
Wells Fargo & Co.
3.50%, 03/08/22	2,145	2,134
4.48%, 01/16/24	517	522
4.10%, 06/03/26	1,125	1,095

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

261

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
4.75%, 12/07/46	3,750	3,618
		377,661
Health Care 1.7%
Actavis Funding SCS
3.45%, 03/15/22	3,525	3,467
3.80%, 03/15/25	3,150	3,078
4.85%, 06/15/44	750	708
Aetna Inc.
2.80%, 06/15/23	3,340	3,170
Amgen Inc.
2.65%, 05/11/22	10,965	10,715
Anthem Inc.
4.10%, 03/01/28	1,370	1,353
4.65%, 08/15/44	2,200	2,130
4.38%, 12/01/47	995	926
Bayer US Finance LLC
2.38%, 10/08/19 (d)	1,050	1,046
Biogen Inc.
2.90%, 09/15/20	2,245	2,228
Cardinal Health Inc.
2.40%, 11/15/19	1,345	1,335
3.08%, 06/15/24	2,075	1,944
3.50%, 11/15/24	1,205	1,156
4.50%, 11/15/44	1,405	1,183
Catholic Health Initiatives
2.95%, 11/01/22	3,131	3,055
4.20%, 08/01/23 (b)	5,150	5,257
4.35%, 11/01/42	1,575	1,424
Celgene Corp.
3.55%, 08/15/22	1,265	1,253
CVS Health Corp.
4.00%, 12/05/23	2,680	2,685
4.10%, 03/25/25	9,090	9,006
4.88%, 07/20/35	1,135	1,105
5.13%, 07/20/45	4,175	4,102
Dignity Health
2.64%, 11/01/19	255	254
3.81%, 11/01/24	1,703	1,720
4.50%, 11/01/42	4,186	3,946
EMD Finance LLC
2.95%, 03/19/22 (d)	3,020	2,974
Express Scripts Holding Co.
2.25%, 06/15/19	970	966
Forest Laboratories Inc.
4.88%, 02/15/21 (d)	179	183
5.00%, 12/15/21 (d)	1,475	1,518
Gilead Sciences Inc.
2.55%, 09/01/20	1,120	1,111
Halfmoon Parent Inc.
4.38%, 10/15/28 (d)	3,635	3,659
Humana Inc.
2.90%, 12/15/22	5,515	5,358
McKesson Corp.
2.85%, 03/15/23	90	87
3.80%, 03/15/24	735	727
Medtronic Inc.
3.15%, 03/15/22	1,070	1,065
3.63%, 03/15/24	360	362
3.50%, 03/15/25	1,715	1,709
Merck & Co. Inc.
2.80%, 05/18/23	940	926
4.15%, 05/18/43	630	641
Mercy Health
3.56%, 08/01/27	4,070	4,016
Mylan Inc.
4.55%, 04/15/28 (d)	3,820	3,568
5.20%, 04/15/48 (d)	1,670	1,363
Mylan NV
3.95%, 06/15/26	8,140	7,409
PeaceHealth
4.79%, 11/15/48	4,495	4,742
Teva Pharmaceutical Finance Co. BV
3.65%, 11/10/21	1,670	1,583
	Shares/Par[1]	Value ($)
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23	4,595	4,002
UnitedHealth Group Inc.
3.88%, 10/15/20	600	607
2.88%, 03/15/22	70	69
3.35%, 07/15/22	1,090	1,093
3.75%, 07/15/25	1,820	1,836
3.85%, 06/15/28	3,380	3,425
4.63%, 11/15/41	1,040	1,086
WellPoint Inc.
3.70%, 08/15/21	1,000	1,007
3.30%, 01/15/23	3,675	3,612
		128,950
Industrials 0.4%
BAE Systems Holdings Inc.
3.85%, 12/15/25 (d)	4,240	4,172
Deere & Co.
4.38%, 10/16/19	185	187
FedEx Corp.
5.10%, 01/15/44	1,510	1,488
General Electric Co.
4.13%, 10/09/42	715	557
Lockheed Martin Corp.
2.50%, 11/23/20	810	801
4.85%, 09/15/41	955	1,038
4.07%, 12/15/42	2,000	1,912
Penske Truck Leasing Co. LP
3.20%, 07/15/20 (d)	2,880	2,865
3.38%, 02/01/22 (d)	2,200	2,170
3.95%, 03/10/25 (d)	7,290	7,166
Siemens Financieringsmaatschappij NV
3.13%, 03/16/24 (d)	4,250	4,165
United Technologies Corp.
3.95%, 08/16/25	2,545	2,538
		29,059
Information Technology 0.4%
Apple Inc.
3.00%, 02/09/24	1,765	1,738
3.25%, 02/23/26	1,106	1,081
Broadcom Corp.
3.63%, 01/15/24	6,845	6,473
Microchip Technology Inc.
3.92%, 06/01/21 (d)	3,015	2,969
Microsoft Corp.
2.88%, 02/06/24	4,745	4,690
2.40%, 08/08/26	2,145	2,002
3.70%, 08/08/46	1,500	1,442
Oracle Corp.
3.25%, 11/15/27	4,910	4,740
Total System Services Inc.
3.80%, 04/01/21	4,780	4,778
		29,913
Materials 0.2%
CNAC HK Synbridge Co. Ltd.
5.00%, 05/05/20	9,375	9,404
Xstrata Finance Canada Ltd.
4.25%, 10/25/22 (c) (d)	4,300	4,283
		13,687
Real Estate 0.3%
American Tower Corp.
3.45%, 09/15/21	4,000	3,999
5.00%, 02/15/24	1,135	1,176
AvalonBay Communities Inc.
3.63%, 10/01/20	905	910
Brandywine Operating Partnership LP
3.95%, 11/15/27	6,015	5,717
Crown Castle International Corp.
3.65%, 09/01/27	2,325	2,166
3.80%, 02/15/28	1,920	1,804
ERP Operating LP
4.75%, 07/15/20	765	779
HCP Inc.
4.00%, 06/01/25	4,670	4,577

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

262

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Realty Income Corp.
5.75%, 01/15/21	335	349
Scentre Group Trust
2.38%, 11/05/19 (d)	3,175	3,148
		24,625
Utilities 1.8%
Berkshire Hathaway Energy Co.
5.15%, 11/15/43	50	54
Boston Gas Co.
3.15%, 08/01/27 (d)	960	919
CenterPoint Energy Resources Corp.
4.50%, 01/15/21	2,272	2,312
Cleveland Electric Illuminating Co.
3.50%, 04/01/28 (d)	9,400	8,951
Commonwealth Edison Co.
3.65%, 06/15/46	465	422
Consolidated Edison Co. of New York Inc.
4.63%, 12/01/54	910	894
Dominion Energy Inc.
2.58%, 07/01/20 (c)	2,875	2,833
Dominion Resources Inc.
2.96%, 07/01/19 (c)	1,380	1,380
4.10%, 04/01/21 (c)	3,275	3,300
DTE Energy Co.
3.80%, 03/15/27	2,245	2,194
Duke Energy Carolinas LLC
4.30%, 06/15/20	875	891
6.10%, 06/01/37	2,200	2,669
Electricite de France SA
5.25%, (callable at 100 beginning 01/29/23) (d) (i)	770	732
5.63%, (callable at 100 beginning 01/22/24) (d) (i)	2,000	1,851
4.88%, 01/22/44 (d)	450	415
Entergy Louisiana LLC
3.12%, 09/01/27	2,090	1,999
Eversource Energy
2.90%, 10/01/24	2,725	2,612
FirstEnergy Corp.
3.90%, 07/15/27	705	683
Florida Power & Light Co.
5.25%, 02/01/41	1,465	1,699
Fortis Inc.
3.06%, 10/04/26	3,390	3,114
Georgia Power Co.
4.75%, 09/01/40	1,085	1,065
4.30%, 03/15/42	786	729
Indianapolis Power & Light Co.
6.60%, 06/01/37 (d)	500	638
Infraestructura Energetica Nova SAB de CV
4.88%, 01/14/48 (d)	3,290	2,570
KeySpan Gas East Corp.
2.74%, 08/15/26 (d)	3,690	3,447
MidAmerican Energy Co.
4.25%, 05/01/46	55	55
MidAmerican Energy Holdings Co.
6.13%, 04/01/36	1,598	1,907
Niagara Mohawk Power Corp.
4.28%, 12/15/28 (d)	5,360	5,519
NiSource Inc.
4.80%, 02/15/44	465	458
Northeast Utilities
3.15%, 01/15/25	400	388
Oglethorpe Power Corp.
5.25%, 09/01/50	3,200	3,365
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22	1,760	1,808
2.95%, 04/01/25	576	562
5.25%, 09/30/40	325	372
Pacific Gas & Electric Co.
3.85%, 11/15/23 (b)	770	695
6.05%, 03/01/34	995	928
5.80%, 03/01/37	3,806	3,519
6.35%, 02/15/38	170	162
6.25%, 03/01/39	1,730	1,592
5.40%, 01/15/40	5,150	4,572
	Shares/Par[1]	Value ($)
5.13%, 11/15/43	1,900	1,643
4.75%, 02/15/44	995	821
4.30%, 03/15/45	145	115
4.00%, 12/01/46	125	94
3.95%, 12/01/47 (b)	250	190
PPL Electric Utilities Corp.
6.25%, 05/15/39	60	75
Public Service Co. of Colorado
5.13%, 06/01/19	500	504
SCANA Corp.
6.25%, 04/01/20	5,175	5,319
4.75%, 05/15/21 (b)	8,050	8,128
4.13%, 02/01/22	4,570	4,580
Sempra Energy
3.25%, 06/15/27	3,630	3,349
South Carolina Electric & Gas Co.
3.50%, 08/15/21	2,860	2,868
4.25%, 08/15/28	3,380	3,505
6.63%, 02/01/32	1,384	1,683
6.05%, 01/15/38	3,265	3,831
4.35%, 02/01/42	1,010	1,005
4.60%, 06/15/43	825	851
Southern California Edison Co.
2.40%, 02/01/22	685	660
3.70%, 08/01/25	735	736
5.55%, 01/15/37	500	543
Southern Co.
2.75%, 06/15/20	4,000	3,957
2.95%, 07/01/23	3,820	3,691
Southwestern Public Service Co.
3.70%, 08/15/47	277	255
State Grid Overseas Investment Ltd.
2.75%, 05/04/22 (d)	4,180	4,082
3.50%, 05/04/27 (b) (d)	3,945	3,804
		130,564
Total Corporate Bonds And Notes (cost $980,075)		952,738
GOVERNMENT AND AGENCY OBLIGATIONS 16.8%
Collateralized Mortgage Obligations 1.1%
Federal Home Loan Mortgage Corp.
Series CA-4758, 3.00%, 07/15/47	18,339	18,282
Series JM-4165, REMIC, 3.50%, 09/15/41	2,712	2,754
Series AH-4143, REMIC, 1.75%, 09/15/42	11,938	11,416
Series DJ-4322, REMIC, 3.00%, 05/15/43	3,499	3,493
Federal National Mortgage Association
Series 2018-GD-80, 3.50%, 12/25/47	7,532	7,556
Series 2018-PA-77, 3.50%, 02/25/48	11,430	11,527
Series 2015-HP-28, REMIC, 3.50%, 06/25/44	5,121	5,198
Series 2015-MC-16, REMIC, 3.00%, 01/25/45	12,824	12,631
Series 2018-PA-55, REMIC, 3.50%, 01/25/47	5,746	5,829
Series 2017-AB-108, REMIC, 3.00%, 01/25/48	3,533	3,502
Government National Mortgage Association
Series 2005-HC-74, REMIC, 7.50%, 09/16/35	6	6
		82,194
Commercial Mortgage-Backed Securities 0.2%
Federal National Mortgage Association
Series 2015-A2-M12, REMIC, 2.79%, 05/25/25 (e)	8,250	8,108
Series 2017-FA-M5, REMIC, 2.77%, (1M USD LIBOR + 0.49%), 04/25/24 (e)	1,092	1,095
Series 2017-FA-M13, REMIC, 2.68%, (1M USD LIBOR + 0.40%), 10/25/24 (e)	2,822	2,797
		12,000
Mortgage-Backed Securities 9.2%
Federal Home Loan Mortgage Corp.
4.50%, 03/01/19	1	1
4.00%, 09/01/26 - 12/01/48	32,945	33,594
7.00%, 11/01/30 - 06/01/31	24	27
TBA, 3.00%, 01/15/31 (j)	14,665	14,614
2.50%, 12/01/31 - 01/01/32	4,682	4,577
6.00%, 12/01/39	584	648
3.00%, 09/01/46 - 12/01/47	56,104	54,781
3.00%, 11/01/46 - 01/01/47	109,128	106,555
TBA, 5.50%, 01/15/48 (j)	2,400	2,530
3.50%, 08/01/47 - 09/01/48	159,439	159,412

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

263

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Federal National Mortgage Association
2.47%, 05/01/25	2,682	2,602
2.68%, 05/01/25	5,190	5,080
2.81%, 07/01/25	6,000	5,910
2.99%, 10/01/25	1,813	1,804
3.09%, 10/01/25	878	879
4.00%, 09/01/26 - 11/01/48	27,070	27,665
2.49%, 12/01/26	6,217	5,923
2.89%, 12/01/26	5,678	5,541
3.00%, 05/01/27 - 02/01/45	15,259	14,961
7.50%, 09/01/29	6	6
2.50%, 05/01/30 - 01/01/32	5,118	5,010
2.00%, 11/01/31 - 12/01/31	1,847	1,769
TBA, 3.00%, 01/15/33 - 01/15/48 (j)	18,450	18,057
TBA, 3.50%, 01/15/33 (j)	9,300	9,415
7.00%, 10/01/33	15	17
5.50%, 03/01/38	224	241
4.50%, 09/01/23 - 11/01/44	4,690	4,888
6.50%, 10/01/38 - 10/01/39	146	165
5.00%, 07/01/40	238	252
3.00%, 10/01/46	16,096	15,728
TBA, 2.50%, 01/15/31 - 01/15/48 (j)	7,850	7,643
TBA, 4.00%, 01/15/48 (j)	6,500	6,626
TBA, 5.00%, 01/15/48 (j)	20,600	21,573
TBA, 5.50%, 01/15/48 (j)	8,800	9,308
3.50%, 03/01/26 - 11/01/48	74,798	74,801
Government National Mortgage Association
6.50%, 04/15/26	8	9
7.00%, 01/15/33 - 05/15/33	13	15
5.00%, 06/20/33 - 06/15/39	2,576	2,726
5.50%, 11/15/32 - 02/15/36	63	68
6.00%, 02/15/24 - 04/15/40	3,747	4,200
4.50%, 06/15/40 - 05/15/42	871	914
TBA, 4.50%, 01/15/48 (j)	11,125	11,506
TBA, 5.50%, 01/15/48 (j)	3,000	3,183
4.00%, 01/15/41 - 11/20/48	38,664	39,634
		684,858
Municipal 1.1%
Bay Area Toll Authority
7.04%, 04/01/50	1,335	1,897
Chicago Transit Authority
6.30%, 12/01/21	3,165	3,346
6.90%, 12/01/40	3,230	4,127
City of Chicago O'Hare International Airport
6.85%, 01/01/38	700	724
6.40%, 01/01/40	440	562
City of Sacramento, California
insured by Assured Guaranty Municipal Corp., 5.85%, 08/01/19	1,260	1,279
insured by Assured Guaranty Municipal Corp., 6.42%, 08/01/23	1,065	1,205
Grand Parkway Transportation Corp.
5.18%, 10/01/42	1,555	1,826
Illinois Municipal Electric Agency
6.83%, 02/01/35	3,405	4,193
Illinois State Toll Highway Authority
6.18%, 01/01/34	565	709
Kansas Development Finance Authority
insured by Assured Guaranty Municipal Corp., 5.37%, 05/01/26	3,300	3,546
4.93%, 04/15/45	2,900	3,185
Long Island Power Authority
3.63%, 09/01/22	2,860	2,881
Metropolitan Transportation Authority
7.34%, 11/15/39	75	106
6.09%, 11/15/40	405	498
6.81%, 11/15/40	120	159
Municipal Electric Authority of Georgia
6.64%, 04/01/57	6,171	6,524
6.66%, 04/01/57	1,022	1,122
New Jersey Economic Development Authority
3.88%, 06/15/19	885	886
New York State Thruway Authority
5.88%, 04/01/30	840	995
	Shares/Par[1]	Value ($)
New York State Urban Development Corp.
2.10%, 03/15/22	7,770	7,663
North Texas Tollway Authority
6.72%, 01/01/49	850	1,170
Oregon School Boards Association
insured by AMBAC School Board Guaranty, 4.76%, 06/30/28	420	453
Port Authority of New York & New Jersey
6.04%, 12/01/29	105	127
San Jose Redevelopment Agency Successor Agency
3.38%, 08/01/34	1,880	1,770
South Carolina Public Service Authority
6.45%, 01/01/50	2,750	3,485
State of California
7.35%, 11/01/39	3,170	4,376
7.63%, 03/01/40	85	121
State of Connecticut
2.99%, 01/15/23	7,285	7,218
State of Illinois
5.10%, 06/01/33	12,055	11,494
University of California
4.60%, 05/15/31	940	1,009
6.55%, 05/15/48	1,770	2,334
Utility Debt Securitization Authority
3.44%, 12/15/25	1,165	1,168
		82,158
Sovereign 0.6%
Japan Bank for International Cooperation
2.25%, 02/24/20	4,578	4,553
2.13%, 06/01/20	3,834	3,798
Qatar Government International Bond
2.38%, 06/02/21 (d)	15,435	15,106
3.88%, 04/23/23 (d)	5,700	5,776
5.10%, 04/23/48 (d)	2,360	2,487
Saudi Arabia Government International Bond
2.38%, 10/26/21 (d)	1,845	1,781
2.88%, 03/04/23 (d)	5,015	4,823
4.00%, 04/17/25 (d)	3,390	3,366
		41,690
Treasury Inflation Indexed Securities 1.4%
U.S. Treasury Inflation Indexed Note
0.38%, 01/15/27 (k)	78,977	75,053
0.50%, 01/15/28 (k)	29,711	28,369
		103,422
U.S. Treasury Securities 3.2%
U.S. Treasury Bond
2.88%, 05/15/43 - 08/15/45	31,824	31,096
3.38%, 05/15/44	15,335	16,351
2.50%, 02/15/45 - 05/15/46	53,200	48,178
3.00%, 11/15/44 - 08/15/48	18,300	18,286
2.75%, 08/15/47	15,195	14,438
2.75%, 11/15/47 (l)	45,559	43,253
3.13%, 08/15/44 - 05/15/48	11,315	11,566
U.S. Treasury Note
1.63%, 11/30/20	600	590
2.13%, 12/31/22	15,915	15,691
2.50%, 03/31/23	5,160	5,160
2.63%, 06/30/23	10,065	10,118
2.88%, 10/31/20 - 05/15/28	12,740	12,871
3.00%, 09/30/25	7,080	7,261
2.75%, 02/15/28	5,145	5,173
		240,032
Total Government And Agency Obligations (cost $1,250,729)		1,246,354
SHORT TERM INVESTMENTS 1.7%
Investment Companies 1.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (m) (n)	89,248	89,248
Securities Lending Collateral 0.3%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (m) (n)	23,113	23,113

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

264

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Treasury Securities 0.2%
U.S. Treasury Bill
2.38%, 02/19/19 (o)	13,250	13,208
Total Short Term Investments (cost $125,569)		125,569
Total Investments 101.2% (cost $7,209,798)		7,512,431
Total Forward Sales Commitments (0.1)% (proceeds $4,016)		(4,039)
Other Derivative Instruments (0.0)%		(109)
Other Assets and Liabilities, Net (1.1)%		(85,659)
Total Net Assets 100.0%		7,422,624

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(d)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $658,263 and 8.9%, respectively.

(e)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g)   The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(h)   Convertible security.

(i)  Perpetual security. Next contractual call date presented, if applicable.

(j)   All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $103,865.

(k)   Treasury inflation indexed note, par amount is adjusted for inflation.

(l)   All or a portion of the security is pledged or segregated as collateral.

(m)   Investment in affiliate.

(n)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(o)   The coupon rate represents the yield to maturity.

FORWARD SALES COMMITMENTS (0.1%)
GOVERNMENT AND AGENCY OBLIGATIONS (0.1%)
Mortgage-Backed Securities (0.1%)
Federal National Mortgage Association
TBA, 4.50%, 01/15/48 (a)	(3,900)	(4,039)
Total Government And Agency Obligations (proceeds $4,016)		(4,039)
Total Forward Sales Commitments (0.1%) (proceeds $4,016)		(4,039)

(a)  All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2018, the total proceeds for investments sold on a delayed delivery basis was $4,016.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266

265

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Currency Abbreviations:

ARS - Argentine Peso	DOP - Dominican Peso	KRW - Korean Won	THB - Thai Baht
AUD - Australian Dollar	EGP - Egyptian Pound	MXN - Mexican Peso	TRY - New Turkish Lira
BRL - Brazilian Real	EUR - European Currency Unit (Euro)	MYR - Malaysian Ringgit	TWD - Taiwan Dollar
CAD - Canadian Dollar	GBP - British Pound	NOK - Norwegian Krone	USD - United States Dollar
CHF - Swiss Franc	GHS - Ghanaian Cedi	NZD - New Zealand Dollar	ZAR - South African Rand
CLP - Chilean Peso	HKD - Hong Kong Dollar	PEN - Peruvian Nuevo Sol
CNH - Chinese Offshore Yuan	HUF - Hungarian Forint	PHP - Philippine Peso
CNY - Chinese Yuan	IDR - Indonesian Rupiah	PLN - Polish Zloty
COP - Colombian Peso	ILS - Israeli New Shekel	RUB - Russian Ruble
CZK - Czech Republic Korunas	INR - Indian Rupee	SEK - Swedish Krona
DKK - Danish Krone	JPY - Japanese Yen	SGD - Singapore Dollar

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%	iTraxx - Group of international credit derivative indices monitored by the
ABS - Asset-Backed Security	International Index Company
ADR - American Depositary Receipt	KCBT - Kansas City Board of Trade
ADS - American Depositary Share	JIBAR - South African Johannesburg Interbank Agreed Rate
ASX - Australian Stock Exchange	KOSPI - Korea Composite Stock Price Index
AU - Australia	LIBOR - London Interbank Offered Rate
BRAZIBOR - Brazil Interbank Offered Rate	LME - London Metal Exchange
BUBOR - Budapest Interbank Offered Rate	MBS - Mortgage-Backed Security
CAPE - Cyclically Adjusted Price Earnings	MEXIBOR - Mexico Interbank Offered Rate
CDO - Collateralized Debt Obligation	MICEX - Moscow Interbank Currency Exchange Index
CDI - Chess Depositary Interest	MSCI - Morgan Stanley Capital International
CDX.EM - Credit Default Swap Index - Emerging Markets	NASDAQ - National Association of Securities Dealers Automated Quotations
CDX.NA.HY - Credit Derivatives Index - North American - High Yield	NIBOR - Norway Interbank Offered Rate
CDX.NA.IG - Credit Derivatives Index - North American - Investment Grade	NVDR - Non-Voting Depositary Receipt
CLO - Collateralized Loan Obligation	NYRS - New York Registered Share
CMBX.NA - Commercial Mortgage-backed Securities Index – North American	OAO - Russian Open Joint Stock Company
CPURNSA - CPI Urban Consumers Index Non-Seasonally Adjusted	OAT - Obligations Assimilables du Tresor
CVA - Commanditaire Vennootschap op Aandelen	OJSC - Open Joint Stock Company
DIP - Debtor-in-possession	OMX - Option Market Index
EAFE - Europe, Australia and Far East	PRIBOR - Czech Interbank Offered Rate
ETF - Exchange Traded Fund	PJSC - Private Joint Stock Co.
EURIBOR - Europe Interbank Offered Rate	RBOB - Reformulated Blendstock for Oxygenate Blending
Euro-Bobl - debt instrument issued by the Federal Republic of Germany	REIT - Real Estate Investment Trust
with a term of 4.5 to 5.5 years	REMIC - Real Estate Mortgage Investment Conduit
Euro-Bund - debt instrument issued by the Federal Republic of Germany	RTS - Russian Trading System
with a term of 8.5 to 10.5 years	SDR - Swedish Depositary Receipt
Euro-Buxl - debt instrument issued by the Federal Republic of Germany	S&P - Standard & Poor's
with a term of 24 to 35 years	SOFR - Secured Overnight Financing Rate
Euro-BTP - debt instrument issued by the Republic of Italy	SPDR - Standard & Poor's Depositary Receipt
with a term of 2 to 11 years	SPI - Schedule Performance Index
Euro-OAT - debt instrument issued by the Republic of France	STIBOR - Stockholm Interbank Offered Rate
with a term of 8.5 to 10.5 years	TBA - To Be Announced (Securities purchased on a delayed delivery basis)
Euro-Schatz - debt instrument issued by the Federal Republic of Germany	TBD - To Be Determined
with a term of 1.75 to 2.25 years	TELBOR - Tel Aviv Interbank Offered Rate
EU - European Union	UFJ - United Financial of Japan
FDR - Fiduciary Depositary Receipt	ULSD - Ultra-low sulfur diesel
FTSE - Financial Times and the London Stock Exchange	US - United States
FX - Foreign Exchange	WIBOR - Poland Warsaw Interbank Offered Rate
GB - United Kingdom	WTI - West Texas Intermediate
GDR - Global Depositary Receipt
HIBOR - Hong Kong Interbank Offered Rate
HICP - Harmonised Index of Consumer Prices
IBEX - Spanish Exchange Index
ICE - Intercontinental Exchange

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266.

266

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Counterparty Abbreviations:

ANZ - ANZ Banking Group LTD.	CSI - Credit Suisse Securities, LLC	RBS - Royal Bank of Scotland
BBH - Brown Brothers Harriman & Co.	DUB - Deutsche Bank Alex Brown Inc.	SCB - Standard Chartered Bank
BCL - Barclays Capital Inc.	GSC - Goldman Sachs & Co.	SGA - SG Americas Securities LLC
BNP - BNP Paribas Securities	HSB - HSBC Securities Inc.	SGB - Societe Generale Bannon LLC
BNY - BNY Capital Markets	JPM - J.P. Morgan Securities Inc.	SIC - Standard Investment Chartered Inc.
BOA - Bancamerica Securities/Bank of America NA	MBL - Macquarie Bank Limited	SSB - State Street Brokerage Services, Inc.
CCI - Citicorp Securities Inc.	MLP - Merrill Lynch Professional Clearing Corp.	TDB - Toronto-Dominion Bank
CGM - Citigroup Global Markets	MSC - Morgan Stanley & Co. Inc.	UBS - UBS Securities, LLC
CIB - Canadian Imperial Bank of Commerce	NSI - Nomura Securities International Inc.
CIT - Citibank, Inc.	RBC - Royal Bank of Canada

1Rounded par and notional amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts or unrounded notional. Futures are quoted in unrounded contracts.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 266.

267

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

JNL Series Trust:

Opinion on the Financial Statements

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities of each series within JNL Series Trust Sub-Advised Funds including JNL/AQR Large Cap Relaxed Constraint Equity Fund, JNL/BlackRock Global Allocation Fund, JNL/Crescent High Income Fund, JNL/DFA U.S. Core Equity Fund, JNL/DoubleLine Core Fixed Income Fund, JNL/DoubleLine Emerging Markets Fixed Income Fund, JNL/DoubleLine Shiller Enhanced CAPE Fund, JNL/FPA + DoubleLine Flexible Allocation Fund, JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco Small Cap Growth Fund, JNL/JPMorgan Hedged Equity Fund (commenced operations August 13, 2018), JNL/Mellon Capital Emerging Markets Index Fund, JNL/Mellon Capital Industrials Sector Fund (commenced operations September 25, 2017), JNL/Mellon Capital Materials Sector Fund (commenced operations September 25, 2017), JNL/Mellon Capital Real Estate Sector Fund (commenced operations September 25, 2017), JNL/Mellon Capital S&P 500 Index Fund, JNL S&P 500 Index Fund (commenced operations September 25, 2017), JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund (commenced operations September 25, 2017), JNL/Mellon Capital S&P 1500 Value Index Fund (commenced operations September 25, 2017), JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital MSCI KLD 400 Social Index Fund (commenced operations April 24, 2017), JNL/Mellon Capital Bond Index Fund, JNL/MFS Mid Cap Value Fund, JNL Multi-Manager Alternative Fund, JNL Multi-Manager International Small Cap Fund (commenced operations August 13, 2018), JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL/Neuberger Berman Strategic Income Fund, JNL/Oppenheimer Emerging Markets Innovator Fund, JNL/PIMCO Income Fund (commenced operations September 25, 2017), JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Total Return Fund, JNL/S&P International 5 Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Managed Volatility Balanced Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price Value Fund, and JNL/WMC Balanced Fund (the “Funds”), including the summary schedules of investments, as of December 31, 2018, the related statements of operations for the year (or period since commencement of operations) then ended and the statements of cash flows with respect to JNL/AQR Large Cap Relaxed Constraint Equity Fund and JNL/PIMCO Real Return Fund for the year then ended, the statements of changes in net assets for each of the years (or period since commencement of operations) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR) and the schedules of investments as of December 31, 2018 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights and schedules of investments present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year or period then ended, JNL/AQR Large Cap Relaxed Constraint Equity Fund’s and JNL/PIMCO Real Return Fund’s cash flows for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights and schedules of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights and schedules of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights and schedules of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights and schedules of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights and schedules of investments. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians, transfer agents and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements, financial highlights and schedules of investments. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as auditor of one or more JNL investment companies since 2001.

Chicago, Illinois

February 25, 2019

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b) The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 5, 2019

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 5, 2019

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.